UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21779

JOHN HANCOCK FUNDS II
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(Exact name of registrant as specified in charter)

601 CONGRESS STREET, BOSTON, MA 02210-2805
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(Address of principal executive offices) (Zip code)

SALVATORE SCHIAVONE, 601 CONGRESS STREET, BOSTON, MA 02210-2805
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(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 663-4497
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Date of fiscal year end: August 31
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Date of reporting period: August 31, 2017
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ITEM 1. REPORTS TO STOCKHOLDERS.

The Registrant prepared twenty annual reports to shareholders for the year ended August 31, 2017 for series of John Hancock Funds II with August 31 fiscal year end. The first report applies to the Floating Rate Income Fund, the second report applies to the Strategic Income Opportunities Fund, the third report applies to the Natural Resources Fund, the fourth report applies to the Alternative Asset Allocation Fund, the fifth report applies to the Emerging Markets Fund, the sixth applies to the Emerging Markets Debt Fund, the seventh report applies to the U.S. Growth Fund (formerly U.S. Equity Fund), the eighth report applies to the International Small Company Fund, the ninth report applies to the Small Cap Value Fund, the tenth report applies to the Redwood Fund, the eleventh report applies to the Blue Chip Growth Fund, the twelfth applies to Equity Income Fund, the thirteenth applies to Income Allocation Fund, the fourteenth applies to Global Equity Fund, the fifteenth applies to New Opportunities Fund, the sixteenth applies to Spectrum Income Fund, the seventeenth applies to eleven Multimanager Lifetime Portfolios (formerly Retirement Living Portfolios), the eighteenth report applies to ten Multi-Index Preservation Portfolios (formerly Retirement Choices Portfolios), the nineteenth report applies to the eleven Multi-Index Lifetime Portfolios (formerly Retirement Living through II Portfolios) and the twentieth report applies to thirty-three of the Registrant’s Funds.

John Hancock

Floating Rate Income Fund

Annual report 8/31/17

A message to shareholders

Dear shareholder,

While the stock market generally delivered solid gains for most of the past year, the bond markets were a study in contrast. Credit-sensitive segments, such as bank loans, enjoyed solid gains, but interest-rate-sensitive instruments, such as long-term bonds, posted much more muted returns and likely will remain vulnerable should the U.S. Federal Reserve continue its course to withdraw economic stimulus and raise interest rates. Overseas, emerging markets, with relatively attractive yields and growing economies, have been a bright spot in recent months.

Advancing the interests of fund shareholders

One of our primary goals is to advance the interests of our fund shareholders wherever possible. To that end, we recently announced our third round of expense reductions this year, targeting six mutual funds and two closed-end funds that together represent more than $6.9 billion in assets under management. Details can be found at jhinvestments.com.

In addition, we recently learned that fund researcher Morningstar, Inc. formally recognized our shareholder friendly initiatives by upgrading our parent pillar rating—a key component of the Morningstar Analyst Rating system—to positive, the highest possible rating. Morningstar evaluates select funds and their parent firms based on intensive research, including on-site due diligence. They focused on such factors as whether our portfolio managers invest meaningfully in the funds they manage, the quality of our risk management, our corporate culture, and our commitment to recognizing shareholder interests—in other words, how effective we are as stewards of investor capital. We're proud to have been recognized by Morningstar for our efforts and we're committed to continue our work of furthering the interests of our shareholders.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee investment returns and does not eliminate risk of loss. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Floating Rate Income Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
25	Financial statements
29	Financial highlights
36	Notes to financial statements
44	Auditor's report
45	Tax information
46	Continuation of investment advisory and subadvisory agreements
52	Trustees and Officers
56	More information

ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks a high level of current income.

AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/17 (%)

The S&P/LSTA Performing Loan Index is a subset of the S&P/LSTA Leveraged Loan Index tracking returns in the leveraged loan market and capturing a broad cross-section of the U.S. leveraged loan market, including dollar-denominated, U.S.-syndicated loans to overseas issuers, and excluding those in default.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Bank loans advanced

The U.S. bank loan market posted solid gains, supported by rising yields, improving global economic conditions, and strong investor demand.

The fund underperformed its benchmark

The fund advanced for the period, but trailed the performance of its benchmark, the S&P/LSTA Performing Loan Index.

Security selection detracted

Individual security selection was the primary factor behind the fund's underperformance.

PORTFOLIO COMPOSITION AS OF 8/31/17 (%)

A note about risks

Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities include a higher risk of default. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Foreign investing has additional risks, such as currency and market volatility and political and social instability. A fund that focuses on a particular sector may fluctuate more than a fund that invests in a wider variety of sectors. Loan participations and assignments involve special types of risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, and extended settlement risk. Fund distributions generally depend on income from underlying investments and may vary or cease altogether in the future. Derivatives transactions, including hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Actively trading securities can increase transaction costs (thus lowering performance) and taxable distributions. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund's share price and income level. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       3

Discussion of fund performance

An interview with Portfolio Manager Timothy J. Settel, Western Asset Management Company

Timothy J. Settel
Portfolio Manager
Western Asset Management Company

Can you describe the market environment for bank loans for the 12 months ended August 31, 2017?

Bank loans delivered solid gains, advancing during 10 of the 12 months. The fund's benchmark, the S&P/ LSTA Performing Loan Index, returned 5.96% for the period, outperforming the Bloomberg Barclays U.S. Aggregate Bond Index (a broad bond market measure), which returned 0.49%, but trailing the S&P 500 Index (a broad stock market measure), which returned 16.23%.

One positive factor for bank loans was the U.S. Federal Reserve's (Fed's) plan to normalize monetary policy. The Fed raised short-term interest rates three times during the 12-month period, which pushed the three-month London Interbank Offered Rate (LIBOR)—a common benchmark for the floating rates of bank loans—up to its highest level in more than eight years. Rising LIBOR rates led to higher income on bank loans, which helped sustain strong investor demand.

On the supply side, bank loan issuance also remained robust, with new issuance through the first eight months of 2017 on pace for a record high. However, most of the proceeds from newly issued bonds were used to reprice or refinance existing loans, which contributed to a decline in the net supply of bank loans. Reduced supply, coupled with continued strength in demand, provided a tailwind for bank loan performance. Improving global economic growth and stronger corporate earnings were also supportive for bank loans during the period.

What about credit quality in the bank loan market?

For the 12-month period, the par-weighted default rate in the bank loan market was 1.4%, according to J.P. Morgan. This was down from 2.1% a year ago, and reflected stronger balance sheets for most bank loan issuers.

The declining default rate gave investors greater confidence in lower-quality loans, which significantly outperformed higher-rated issues during the period. The higher yields of lower-rated loans also contributed to their outperformance. Bank loans rated CCC, the lowest credit quality level in the bank loan market, returned approximately 19% for the 12-month period, while loans rated BB, the loan market's highest credit rating category, returned 4%.

ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       4

"The declining default rate gave investors greater confidence in lower-quality loans, which significantly outperformed higher-rated issues during the period."

What contributed to the fund's underperformance of its benchmark index during the reporting period?

Security selection detracted the most from performance versus the index. Specialty retailers, including sporting goods chain Academy, Ltd. and footwear retailer TOMS Shoes LLC, were among the fund's most significant detractors as increased competition from e-commerce put downward pressure on the retail industry. Other noteworthy individual detractors included energy producer Blue Ridge Mountain Resources, Inc., as well as wholesale power producers Panda Temple Power LLC and ExGen Texas Power LLC. We sold ExGen prior to period end.

Industry allocation also weighed on relative results. In particular, overweight positions in the consumer-oriented segments of the bank loan market detracted from performance, as did an underweight position in the industrials sector, which outperformed during the period.

What positioning decisions aided fund performance?

Credit quality positioning contributed positively to performance, particularly an overweight position in CCC-rated loans and an underweight position in loans rated BB. We gradually reduced the fund's overweight in CCC-rated securities over the course of the year given their strong outperformance.

An allocation to high-yield corporate bonds also aided fund performance, as high-yield bonds returned approximately 9% for the period. As with lower-quality loans, we took profits in some of the fund's high-yield holdings, gradually reducing the position.

From an industry standpoint, an underweight position in financials and an overweight position in energy added value. Energy equipment and services companies contributed the most to the outperformance in the energy industry, led by offshore drilling companies Pacific Drilling SA and Paragon Offshore PLC, as well as oil and gas services provider KCA Deutag US Finance LLC. Metals

COUNTRY COMPOSITION AS OF 8/31/17 (%)

United States	89.8
Canada	4.6
Luxembourg	2.0
France	1.2
Other countries	2.4
TOTAL	100.0
As a percentage of net assets.

ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       5

"Overall, we continue to see value in bank loans, supported by relatively attractive risk premiums and their floating interest rates."
and mining company Atlas Iron, Ltd. was also a strong contributor to relative performance as commodity prices rebounded during the period.

How was the fund positioned at the end of the reporting period?

We have reduced the fund's exposure to areas of the market where fundamental credit weakness is evident, including department stores, apparel and footwear retailers, and merchant power producers. In terms of quality positioning, we have been tactically shifting some assets from the BB-rated category to selected B-rated holdings in an effort to enhance the fund's yield, while at the same time reducing the overweight position in CCC-rated loans to lower the fund's overall risk profile.

Overall, we continue to see value in bank loans, supported by relatively attractive risk premiums and their floating interest rates. As the Fed moves toward interest-rate and balance sheet normalization, the floating rates on bank loans provide valuable protection against interest-rate volatility. Although we are seeing some progress toward a global economic recovery, we think the overall theme of steady but unspectacular growth has not materially changed. Solid market fundamentals and favorable supply-and-demand tailwinds should continue to favor the bank loan asset class going forward.

SECTOR COMPOSITION AS OF 8/31/17 (%)

ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       6

One notable development that will affect the bank loan market down the road is the U.K. Financial Conduct Authority's decision to retire LIBOR by the end of 2021, citing a lack of meaningful data to sustain the benchmark. The vast majority of existing bank loans have interest rates that are indexed to LIBOR, so its elimination will create some uncertainty about a potential replacement index. However, with more than four years of advance warning, regulators should have sufficient time to implement a new reference rate. Although it is still too early to consider the market impact at this point, we will continue to actively monitor the issue.

MANAGED BY

Timothy J. Settel On the fund since inception Investing since 1993
Michael C. Buchanan, CFA On the fund since inception Investing since 1990
S. Kenneth Leech On the fund since 2014 Investing since 1977

QUALITY COMPOSITION AS OF 8/31/17 (%)

The views expressed in this report are exclusively those of Timothy J. Settel, Western Asset Management Company, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  AUGUST 31, 2017

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	Since inception[2]	5-year	Since inception[2]	as of 8-31-17	as of 8-31-17
Class A	1.85	2.24	3.67	11.71	41.72	3.71	3.70
Class B	-1.37	1.68	3.19	8.70	35.40	3.05	3.05
Class C	2.73	2.06	3.24	10.73	36.11	3.05	3.04
Class I3	4.78	3.12	4.32	16.62	50.54	4.06	4.06
Class R6[3,4]	4.88	3.18	4.36	16.92	51.10	4.16	4.16
Class 1[3]	4.84	3.17	4.38	16.88	51.32	4.12	4.11
Class NAV[3]	4.89	3.22	4.43	17.19	52.11	4.16	4.16
Index†	5.96	4.54	5.08	24.88	61.37	—	—

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 2.5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 3.0% to 2.5%, effective 2-3-14. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, and 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, Class 1, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R6	Class 1	Class NAV
Gross/Net (%)	1.11	1.86	1.86	0.84	0.75	0.78	0.73

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the S&P/LSTA Performing Loan Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Floating Rate Income Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the S&P/ LSTA Performing Loan Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class B5	1-2-08	13,540	13,540	16,137
Class C5	1-2-08	13,611	13,611	16,137
Class I3	1-2-08	15,054	15,054	16,137
Class R6[3,4]	1-2-08	15,110	15,110	16,137
Class 1[3]	1-2-08	15,132	15,132	16,137
Class NAV[3]	1-2-08	15,211	15,211	16,137

The values shown in the chart for "Class A shares with maximum sales charge" have been adjusted to reflect the reduction in the Class A maximum sales charge from 3.0% to 2.5%, which became effective on 2-3-14.

S&P/LSTA Performing Loan Index is a subset of the S&P/LSTA Leveraged Loan Index tracking returns in the leveraged loan market and capturing a broad cross-section of the U.S. leveraged loan market, including dollar-denominated, U.S.-syndicated loans to overseas issuers and excluding those in default.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yields reflect what the yields would have been without the effect of reimbursements and waivers.
2	From 1-2-08.
3	For certain types of investors, as described in the fund's prospectuses.
4	Class R6 shares were first offered on 9-1-11. The returns prior to this date are those of Class A shares that have been recalculated to reflect the gross fees and expenses of Class R6 shares.
5	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on March 1, 2017, with the same investment held until August 31, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2017, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on March 1, 2017, with the same investment held until August 31, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2017	Ending value on 8-31-2017	Expenses paid during period ended 8-31-2017[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$997.60	$5.79	1.15%
	Hypothetical example for comparison purposes	1,000.00	1,019.40	5.85	1.15%
Class B	Actual expenses/actual returns	1,000.00	994.10	9.40	1.87%
	Hypothetical example for comparison purposes	1,000.00	1,015.80	9.50	1.87%
Class C	Actual expenses/actual returns	1,000.00	994.20	9.40	1.87%
	Hypothetical example for comparison purposes	1,000.00	1,015.80	9.50	1.87%
Class I	Actual expenses/actual returns	1,000.00	999.10	4.33	0.86%
	Hypothetical example for comparison purposes	1,000.00	1,020.90	4.38	0.86%
Class R6	Actual expenses/actual returns	1,000.00	999.60	3.88	0.77%
	Hypothetical example for comparison purposes	1,000.00	1,021.30	3.92	0.77%
Class 1	Actual expenses/actual returns	1,000.00	999.40	4.08	0.81%
	Hypothetical example for comparison purposes	1,000.00	1,021.10	4.13	0.81%
Class NAV	Actual expenses/actual returns	1,000.00	999.60	3.83	0.76%
	Hypothetical example for comparison purposes	1,000.00	1,021.40	3.87	0.76%

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       11

Fund’s investments
AS OF 8-31-17
	Rate (%)	Maturity date	Par value^	Value
Term loans (A) 87.8%				$1,473,838,276
(Cost $1,529,113,699)
Consumer discretionary 29.8%				500,621,372
Auto components 0.5%
American Axle & Manufacturing, Inc. (1 month LIBOR + 2.250%)	3.490	04-06-24	8,771,400	8,716,579
Diversified consumer services 1.8%
Laureate Education, Inc. (1 month LIBOR + 4.500%)	5.739	04-26-24	11,241,825	11,283,982
Monitronics International, Inc. (3 month LIBOR + 5.500%)	6.796	09-30-22	7,561,987	7,350,251
The ServiceMaster Company LLC (1 month LIBOR + 2.500%)	3.739	11-08-23	5,987,469	5,991,959
Weight Watchers International, Inc. (1 and 3 month LIBOR + 3.250%)	4.529	04-02-20	5,697,109	5,563,854
Hotels, restaurants and leisure 11.7%
Affinity Gaming (1 month LIBOR + 3.500%)	4.739	07-01-23	725,764	726,308
Affinity Gaming (2 month LIBOR + 8.250%)	9.526	09-14-24	4,120,000	4,166,350
Boyd Gaming Corp. (1 week LIBOR + 2.500%)	3.697	09-15-23	5,607,837	5,613,781
Caesars Entertainment Operating Company, Inc. (B)	TBD	03-31-24	8,720,000	8,725,494
Caesars Entertainment Resort Properties LLC (1 month LIBOR + 3.500%)	4.739	10-11-20	10,592,116	10,636,285
Caesars Growth Properties Holdings LLC (1 month LIBOR + 3.000%)	4.239	05-08-21	1,440,779	1,444,078
CCM Merger, Inc. (1 month LIBOR + 2.750%)	3.989	08-08-21	7,593,617	7,607,893
CEC Entertainment, Inc. (1 month LIBOR + 3.000%)	4.239	02-14-21	9,757,625	9,679,174
CityCenter Holdings LLC (3 month LIBOR + 2.500%)	3.734	04-18-24	11,770,000	11,787,655
Equinox Holdings, Inc. (1 month LIBOR + 3.250%)	4.489	03-08-24	10,507,375	10,516,096
Equinox Holdings, Inc. (1 month LIBOR + 7.000%)	8.232	09-06-24	4,310,000	4,381,848
Fitness & Sports Clubs LLC (1 month LIBOR + 4.250%)	5.489	07-01-20	6,800,973	6,860,481
Four Seasons Hotels, Ltd. (1 month LIBOR + 2.500%)	3.739	11-30-23	6,927,338	6,951,375
Gateway Casinos & Entertainment, Ltd. (3 month LIBOR + 3.750%)	5.046	02-22-23	7,050,000	7,067,625
Greektown Holdings LLC (1 month LIBOR + 3.000%)	4.239	03-21-24	5,430,000	5,418,108
Hilton Worldwide Finance LLC (1 and 3 month LIBOR + 2.000%)	3.234	10-25-23	1,432,986	1,437,256
Intrawest Resorts Holdings, Inc. (1 month LIBOR + 3.250%)	4.489	07-31-24	7,780,956	7,780,956
Intrawest Resorts Holdings, Inc. (1 month LIBOR + 3.250%)	4.489	07-31-24	4,109,044	4,109,044
12	JOHN HANCOCK Floating Rate Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Hotels, restaurants and leisure (continued)
Kingpin Intermediate Holdings LLC (1 month LIBOR + 4.250%)	5.490	06-28-24	6,090,000	$6,133,117
La Quinta Intermediate Holdings LLC (3 month LIBOR + 2.750%)	4.054	04-14-21	9,718,569	9,736,840
Landry's, Inc. (2 and 3 month LIBOR + 2.750%)	3.984	10-04-23	12,173,828	12,055,863
Mohegan Gaming & Entertainment (1 month LIBOR + 4.000%)	5.239	10-13-23	8,226,529	8,298,511
New Red Finance, Inc. (1 and 3 month LIBOR + 2.250%)	3.511	02-16-24	9,481,508	9,448,891
QCE LLC, PIK (C)	10.000	07-01-19	7,719,850	376,343
Scientific Games International, Inc. (B)	TBD	08-14-24	13,100,000	13,188,425
Station Casinos LLC (1 month LIBOR + 2.500%)	3.740	06-08-23	13,249,005	13,228,866
World Triathlon Corp. (3 month LIBOR + 4.250%)	5.546	06-26-21	9,094,814	9,094,814
Media 8.1%
Acosta, Inc. (1 month LIBOR + 3.250%)	4.489	09-26-21	13,865,887	12,375,304
Advantage Sales & Marketing, Inc. (3 month LIBOR + 3.250%)	4.546	07-23-21	10,212,513	9,811,672
CBS Radio, Inc. (B)	TBD	10-17-23	2,000,000	2,003,340
CBS Radio, Inc. (1 month LIBOR + 3.500%)	4.736	10-17-23	10,431,899	10,488,440
Charter Communications Operating LLC (1 month LIBOR + 2.250%)	3.489	01-15-24	3,994,344	4,012,079
Checkout Holding Corp. (1 month LIBOR + 3.500%)	4.739	04-09-21	4,150,450	3,531,784
Crossmark Holdings, Inc. (3 month LIBOR + 3.500%)	4.796	12-20-19	6,334,529	4,472,178
CSC Holdings LLC (1 month LIBOR + 2.250%)	3.478	07-17-25	9,557,297	9,489,631
Lions Gate Entertainment Corp. (1 month LIBOR + 3.000%)	4.239	12-08-23	6,941,313	6,993,372
MediArena Acquisition BV (3 month LIBOR + 5.750%)	7.049	08-13-21	5,788,202	5,433,675
Rentpath LLC (1 month LIBOR + 4.750%)	5.990	12-17-21	4,240,000	4,242,671
Univision Communications, Inc. (1 month LIBOR + 2.750%)	3.989	03-15-24	18,135,160	17,982,099
UPC Financing Partnership (1 month LIBOR + 2.750%)	3.977	04-15-25	8,420,000	8,433,556
Urban One, Inc. (3 month LIBOR + 4.000%)	5.300	04-18-23	4,428,900	4,351,394
VFH Parent LLC (3 month LIBOR + 3.750%)	5.060	12-30-21	6,071,739	6,117,277
Virgin Media Bristol LLC (1 month LIBOR + 2.750%)	3.977	01-31-25	16,810,000	16,842,611
Ziggo Secured Finance Partnership (1 month LIBOR + 2.500%)	3.727	04-15-25	8,710,000	8,683,870
Multiline retail 0.9%
Dollar Tree, Inc.	4.250	07-06-22	3,930,000	3,974,213
JC Penney Corp., Inc. (3 month LIBOR + 4.250%)	5.568	06-23-23	11,661,135	11,476,539
Specialty retail 6.8%
Academy, Ltd. (3 month LIBOR + 4.000%)	5.242	07-01-22	14,014,761	9,333,831
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Floating Rate Income Fund	13

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Specialty retail (continued)
Allflex Holdings III, Inc. (3 month LIBOR + 7.000%)	8.307	07-19-21	6,642,264	$6,658,870
Allflex Holdings III, Inc. (6 month LIBOR + 3.250%)	4.706	07-20-20	4,654,781	4,672,236
Bass Pro Group LLC (1 month LIBOR + 3.250%)	4.479	06-05-20	5,718,239	5,684,902
Bass Pro Group LLC (3 month LIBOR + 4.750%)	6.046	06-09-18	1,870,000	1,871,178
Bass Pro Group LLC (3 month LIBOR + 5.000%)	6.296	12-16-23	7,115,000	6,728,157
CWGS Group LLC (1 month LIBOR + 3.750%)	4.981	11-08-23	10,088,750	10,156,042
Jo-Ann Stores LLC (6 month LIBOR + 5.000%)	6.391	10-20-23	10,234,021	9,978,171
Leslie's Poolmart, Inc. (2 and 3 month LIBOR + 2.750%)	5.061	08-16-23	6,880,743	6,877,853
Michaels Stores, Inc. (1 month LIBOR + 2.750%)	3.984	01-30-23	6,754,277	6,739,485
Party City Holdings, Inc. (3 month LIBOR + 3.000%)	4.319	08-19-22	4,686,331	4,688,534
Petco Animal Supplies, Inc. (3 month LIBOR + 3.000%)	4.311	01-26-23	4,803,295	4,032,366
PetSmart, Inc. (1 month LIBOR + 3.000%)	4.240	03-11-22	11,627,620	10,210,562
Sally Holdings LLC	4.500	07-05-24	4,270,000	4,259,325
Sally Holdings LLC (1 month LIBOR + 2.500%)	3.750	07-05-24	4,035,000	4,055,175
Spencer Gifts LLC (2 month LIBOR + 4.250%)	5.510	06-29-22	6,714,021	4,565,534
Staples, Inc. (B)	TBD	08-06-24	10,210,000	10,156,602
TOMS Shoes LLC (3 month LIBOR + 5.500%)	6.820	10-28-20	9,646,855	3,858,742
Consumer staples 5.9%				98,474,594
Food and staples retailing 2.3%
Albertson's LLC (1 month LIBOR + 2.750%)	3.989	08-25-21	7,016,017	6,803,011
Albertson's LLC (3 month LIBOR + 3.000%)	4.317	06-22-23	6,180,000	5,999,729
BJ's Wholesale Club, Inc. (3 month LIBOR + 3.750%)	4.968	02-03-24	6,475,770	6,230,597
CSM Bakery Solutions LLC (3 month LIBOR + 4.000%)	5.300	07-03-20	6,085,548	5,783,827
Hearthside Group Holdings LLC (1 month LIBOR + 3.000%)	4.239	06-02-21	4,048,333	4,058,454
Nomad Foods Europe Midco, Ltd. (1 month LIBOR + 2.750%)	3.977	04-18-24	8,890,000	8,920,582
Food products 2.6%
Brightview Landscapes LLC (1 month LIBOR + 3.000%)	4.234	12-18-20	8,477,184	8,501,598
Candy Intermediate Holdings, Inc. (3 month LIBOR + 4.500%)	5.796	06-15-23	9,749,165	9,438,460
Dole Food Company, Inc. (2 and 3 month LIBOR + 2.750%)	4.012	04-06-24	8,760,000	8,776,469
Post Holdings, Inc. (1 month LIBOR + 2.250%)	3.490	05-24-24	6,070,000	6,076,495
Shearer's Foods LLC (3 month LIBOR + 3.940%)	5.234	06-30-21	4,750,039	4,748,044
Shearer's Foods LLC (3 month LIBOR + 6.750%)	8.046	06-30-22	5,860,000	5,537,700
Household products 1.0%
Anchor Hocking LLC (3 month LIBOR + 9.000%)	10.210	06-04-18	3,445,406	3,449,712
14	JOHN HANCOCK Floating Rate Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Consumer staples (continued)
Household products (continued)
KIK Custom Products, Inc. (3 month LIBOR + 4.500%)	5.793	08-26-22	5,948,176	$5,995,285
Reynolds Group Holdings, Inc. (1 month LIBOR + 3.000%)	4.239	02-05-23	8,150,719	8,154,631
Energy 5.6%				94,755,460
Energy equipment and services 1.0%
Expro FinServices Sarl (3 month LIBOR + 4.750%)	5.960	09-02-21	5,750,780	3,697,752
Hercules Offshore, Inc. (C)	10.500	05-06-20	2,860,115	2,145,086
KCA Deutag US Finance LLC (3 month LIBOR + 5.750%)	7.064	05-15-20	8,691,749	7,992,063
Pacific Drilling SA (3 month LIBOR + 3.500%)	4.750	06-03-18	9,925,491	3,315,114
Paragon Offshore PLC (3 month LIBOR + 6.000%)	7.304	07-18-22	952,744	789,987
Oil, gas and consumable fuels 4.6%
BCP Raptor LLC (2 month LIBOR + 4.250%)	5.507	06-24-24	10,085,000	10,143,796
Chesapeake Energy Corp. (3 month LIBOR + 7.500%)	8.815	08-23-21	8,300,000	8,811,861
Eastern Power LLC (1 month LIBOR + 3.750%)	4.989	10-02-23	9,653,809	9,664,332
Foresight Energy LLC (3 month LIBOR + 5.750%)	7.046	03-28-22	6,597,875	6,174,489
HFOTCO LLC (3 month LIBOR + 3.500%)	4.795	08-19-21	7,997,888	7,917,909
Magnum Hunter Resources Corp. (3 month LIBOR + 7.000%) (D)	8.312	05-06-19	1,012,765	1,002,637
MEG Energy Corp. (1 month LIBOR + 3.500%)	4.734	12-31-23	13,712,214	13,592,232
Murray Energy Corp. (3 month LIBOR + 7.250%)	8.546	04-16-20	6,986,567	6,375,242
Panda Temple Power LLC (C)	7.250	03-04-22	17,445,074	12,124,326
Westmoreland Coal Company (3 month LIBOR + 6.500%)	7.796	12-16-20	1,327,151	1,008,634
Financials 4.0%				66,677,152
Capital markets 1.3%
Donnelley Financial Solutions, Inc. (1 week LIBOR + 4.000%)	5.197	09-30-23	1,634,286	1,638,371
EIF Channelview Cogeneration LLC (1 month LIBOR + 3.250%)	4.489	05-08-20	5,068,117	4,726,019
Fortress Investment Group LLC (1 month LIBOR + 1.375%)	1.375	06-14-22	5,290,000	5,332,320
Infinity Acquisition LLC (3 month LIBOR + 3.000%)	4.296	08-06-21	9,500,444	9,438,121
Diversified financial services 2.7%
PGX Holdings, Inc. (1 month LIBOR + 5.250%)	6.490	09-29-20	224,461	224,602
Telenet Financing USD LLC (1 month LIBOR + 2.750%)	3.976	06-30-25	11,250,000	11,267,213
TKC Holdings, Inc. (1 month LIBOR + 4.250%)	5.489	02-01-23	5,895,225	5,911,791
Trans Union LLC (1 month LIBOR + 2.000%)	3.239	04-10-23	10,074,170	10,076,689
UFC Holdings LLC (1 month LIBOR + 3.250%)	4.490	08-18-23	6,360,891	6,376,793
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Floating Rate Income Fund	15

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Diversified financial services (continued)
UFC Holdings LLC (1 month LIBOR + 7.500%)	8.736	08-18-24	5,098,000	$5,193,588
Veritas US, Inc. (B)	TBD	06-06-24	6,560,000	6,491,645
Health care 14.6%				244,753,056
Health care equipment and supplies 3.8%
Air Medical Group Holdings, Inc. (1 month LIBOR + 3.250%)	4.489	04-28-22	10,462,690	10,148,804
Air Medical Group Holdings, Inc. (1 month LIBOR + 4.000%)	5.231	04-28-22	1,670,000	1,642,028
Curo Health Services Holdings, Inc. (2 and 3 month LIBOR + 4.000%)	5.309	02-07-22	12,417,319	12,422,534
DJO Finance LLC (1 month LIBOR + 3.250%)	4.485	06-08-20	4,051,712	4,030,602
Drive DeVilbiss Healthcare (3 month LIBOR + 5.500%)	6.796	01-03-23	6,961,875	6,335,306
Greatbatch, Ltd. (1 month LIBOR + 3.500%)	4.730	10-27-22	11,781,705	11,828,361
Immucor, Inc. (1 month LIBOR + 5.000%)	6.239	06-15-21	9,013,829	9,126,502
Lantheus Medical Imaging, Inc. (1 month LIBOR + 4.500%)	5.739	06-30-22	8,882,738	8,919,779
Health care providers and services 6.0%
Air Methods Corp. (3 month LIBOR + 3.500%)	4.796	04-21-24	10,045,838	9,757,020
Catalent Pharma Solutions, Inc. (1 week LIBOR + 2.750%)	3.989	05-20-21	4,206,739	4,226,006
CHG Healthcare Services, Inc. (2 and 3 month LIBOR + 3.250%)	4.561	06-07-23	12,590,625	12,679,767
Community Health Systems, Inc. (3 month LIBOR + 3.000%)	4.317	01-27-21	4,897,446	4,870,608
DaVita, Inc. (1 month LIBOR + 2.750%)	3.989	06-24-21	3,468,616	3,490,295
Envision Healthcare Corp. (3 month LIBOR + 3.000%)	4.300	12-01-23	8,516,103	8,573,586
Iasis Healthcare LLC (3 month LIBOR + 4.000%)	5.297	02-16-21	5,901,873	5,915,152
MPH Acquisition Holdings LLC (3 month LIBOR + 3.000%)	4.296	06-07-23	9,146,001	9,178,377
Radnet Management, Inc. (Prime rate and 3 month LIBOR + 2.750% and 3.750%)	5.085	06-30-23	18,308,257	18,285,372
U.S. Anesthesia Partners, Inc. (3 month LIBOR + 3.250%)	4.486	06-23-24	8,010,000	7,959,938
UIC Merger Sub, Inc. (B)	TBD	08-30-24	6,710,000	6,710,000
Vizient, Inc. (1 month LIBOR + 3.500%)	4.734	02-13-23	5,839,490	5,897,885
WP CityMD Bidco LLC (3 month LIBOR + 4.000%)	5.297	05-25-24	3,200,000	3,208,000
Health care technology 1.0%
Change Healthcare Holdings LLC (1 month LIBOR + 2.750%)	3.989	03-01-24	15,872,700	15,864,764
Life sciences tools and services 2.1%
Albany Molecular Research, Inc. (B)	TBD	08-30-25	980,000	992,250
Jaguar Holding Company II (1 and 3 month LIBOR + 2.750%)	4.019	08-18-22	16,388,238	16,422,326
16	JOHN HANCOCK Floating Rate Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Health care (continued)
Life sciences tools and services (continued)
Parexel International Corp. (B)	TBD	08-07-24	5,110,000	$5,120,220
Sterigenics-Nordion Holdings LLC (1 month LIBOR + 3.000%)	4.239	05-15-22	12,923,048	12,906,894
Pharmaceuticals 1.7%
Akorn, Inc. (1 month LIBOR + 4.250%)	5.500	04-16-21	7,740,789	7,827,873
Endo Luxembourg Finance Company I Sarl (1 month LIBOR + 4.250%)	5.500	04-29-24	750,000	754,920
RPI Finance Trust (3 month LIBOR + 2.000%)	3.296	03-27-23	5,250,000	5,268,848
Valeant Pharmaceuticals International, Inc. (1 month LIBOR + 4.750%)	5.990	04-01-22	14,153,107	14,389,039
Industrials 10.0%				168,072,880
Aerospace and defense 1.7%
TransDigm, Inc. (1 and 3 month LIBOR + 3.000%)	4.258	05-14-22	2,698,059	2,700,811
TransDigm, Inc. (1 and 3 month LIBOR + 3.000%)	4.293	06-04-21	6,639,992	6,647,562
Ventia Deco LLC (3 month LIBOR + 3.500%)	4.796	05-21-22	4,098,870	4,109,118
WP CPP Holdings LLC (1 and 3 month LIBOR + 3.500%)	4.811	12-28-19	13,050,197	12,702,149
WP CPP Holdings LLC (3 month LIBOR + 7.750%)	9.061	04-30-21	3,294,150	3,041,588
Air freight and logistics 0.8%
Syncreon Group BV (3 month LIBOR + 4.250%)	5.547	10-28-20	9,714,172	8,354,188
XPO Logistics, Inc. (3 month LIBOR + 2.250%)	3.554	11-01-21	4,693,228	4,697,592
Airlines 2.0%
Air Canada (3 month LIBOR + 2.250%)	3.460	10-06-23	5,685,000	5,702,794
American Airlines, Inc. (1 month LIBOR + 2.000%)	3.234	06-26-20	5,450,244	5,445,393
Commercial Barge Line Company (1 month LIBOR + 8.750%)	9.989	11-12-20	11,028,125	8,739,789
Delta Air Lines, Inc. (1 month LIBOR + 2.500%)	3.739	08-24-22	4,937,038	4,965,821
United Airlines, Inc. (3 month LIBOR + 2.250%)	3.561	04-01-24	8,734,110	8,769,570
Commercial services and supplies 2.9%
Access CIG LLC (1 month LIBOR + 5.000%)	6.236	10-18-21	5,895,833	5,909,098
American Builders & Contractors Supply Company, Inc. (1 month LIBOR + 2.500%)	3.739	10-31-23	6,018,728	6,023,724
Casella Waste Systems, Inc. (1 month LIBOR + 2.750%)	3.978	10-17-23	6,555,715	6,568,040
Garda World Security Corp. (Prime rate and 3 month LIBOR + 3.000% and 4.000%)	5.315	05-24-24	7,386,207	7,426,241
Nord Anglia Education Finance LLC (3 month LIBOR + 3.500%)	4.702	03-31-21	3,591,087	3,591,087
Prime Security Services Borrower LLC (1 month LIBOR + 2.750%)	3.989	05-02-22	12,744,391	12,802,123
Tempo Acquisition LLC (1 month LIBOR + 3.000%)	4.232	05-01-24	5,890,000	5,907,670
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Floating Rate Income Fund	17

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Commercial services and supplies (continued)
U.S. Security Associates Holdings, Inc. (3 month LIBOR + 4.000%)	5.296	07-14-23	900,000	$903,942
Electrical equipment 0.3%
Generac Power Systems, Inc. (3 month LIBOR + 2.250%)	3.549	05-31-23	4,705,014	4,710,895
Trading companies and distributors 2.3%
Avolon Holdings, Ltd. (1 month LIBOR + 2.750%)	3.981	03-20-22	14,420,000	14,459,222
Delos Finance Sarl (3 month LIBOR + 2.000%)	3.296	09-06-23	8,698,751	8,742,245
GYP Holdings III Corp. (3 month LIBOR + 3.000%)	4.311	04-01-23	10,140,641	10,165,993
HD Supply Waterworks, Ltd. (6 month LIBOR + 3.000%)	4.455	08-01-24	4,980,000	4,986,225
Information technology 5.4%				90,080,127
Electronic equipment, instruments and components 0.8%
Dell International LLC (1 month LIBOR + 2.250%)	3.490	09-07-21	7,918,911	7,927,147
Robertshaw US Holding Corp. (1 month LIBOR + 4.500%)	5.750	08-08-24	4,960,000	4,987,925
Internet software and services 1.1%
Ancestry.com Operations, Inc. (1 month LIBOR + 3.250%)	4.480	10-19-23	8,533,800	8,571,178
Ancestry.com Operations, Inc. (1 month LIBOR + 8.250%)	9.490	10-19-24	5,481,000	5,542,661
Hyland Software, Inc. (1 month LIBOR + 3.250%)	4.489	07-01-22	4,310,000	4,342,325
IT services 0.4%
First Data Corp. (1 month LIBOR + 2.500%)	3.736	04-26-24	7,403,274	7,403,274
Software 2.3%
Ascend Learning LLC (3 month LIBOR + 3.250%)	4.533	07-12-24	8,010,000	8,036,673
Certara LP (B)	TBD	08-03-24	1,340,000	1,350,050
MA FinanceCo LLC (1 month LIBOR + 2.750%)	3.981	06-21-24	1,124,690	1,123,284
MA FinanceCo LLC (3 month LIBOR + 2.500%)	3.811	11-19-21	4,910,000	4,898,953
Misys Europe SA (3 month LIBOR + 3.500%)	4.817	06-13-24	9,860,000	9,901,905
Seattle Spinco, Inc. (3 month LIBOR + 2.750%)	4.030	06-21-24	7,595,310	7,585,816
Sophia LP (3 month LIBOR + 3.250%)	4.546	09-30-22	5,013,449	5,004,826
Technology hardware, storage and peripherals 0.8%
Conduent Business Services LLC (1 month LIBOR + 4.000%)	5.239	12-07-23	6,845,600	6,900,365
Western Digital Corp. (3 month LIBOR + 2.750%)	3.984	04-29-23	6,473,191	6,503,745
Materials 2.8%				46,562,296
Construction materials 0.9%
Forterra Finance LLC (1 month LIBOR + 3.000%)	4.239	10-25-23	11,222,000	9,335,357
Quikrete Holdings, Inc. (B)	TBD	11-15-23	5,375,000	5,342,105
Containers and packaging 1.3%
Berry Plastics Corp. (1 month LIBOR + 2.250%)	3.533	10-01-22	5,032,789	5,033,444
18	JOHN HANCOCK Floating Rate Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Materials (continued)
Containers and packaging (continued)
BWAY Corp. (1 month LIBOR + 3.250%)	4.480	04-03-24	8,310,000	$8,312,576
Consolidated Container Company LLC (1 month LIBOR + 3.500%)	4.739	05-22-24	2,710,000	2,723,550
Printpack Holdings, Inc. (1 month LIBOR + 3.000%)	4.250	07-26-23	5,353,542	5,373,618
Metals and mining 0.2%
Atlas Iron, Ltd., PIK (1 month LIBOR + 7.330% or 3.000% PIK)	8.580	05-06-21	4,347,460	4,064,875
Paper and forest products 0.4%
Flex Acquisition Company, Inc. (3 month LIBOR + 3.000%)	4.299	12-29-23	6,389,550	6,376,771
Real estate 1.9%				31,557,823
Equity real estate investment trusts 1.7%
Lineage Logistics LLC (1 month LIBOR + 3.500%)	4.739	04-07-21	10,877,890	10,884,743
MGM Growth Properties Operating Partnership LP (1 month LIBOR + 2.250%)	3.489	04-25-23	5,692,527	5,702,033
Uniti Group, Inc. (1 month LIBOR + 3.000%)	4.239	10-24-22	11,749,391	11,347,914
Real estate management and development 0.2%
Realogy Group LLC (1 month LIBOR + 2.250%)	3.489	07-20-22	3,611,828	3,623,133
Telecommunication services 4.1%				69,493,168
Diversified telecommunication services 3.4%
CenturyLink, Inc.	2.750	01-31-25	15,370,000	15,030,630
Intelsat Jackson Holdings SA (3 month LIBOR + 2.750%)	4.001	06-30-19	5,540,226	5,515,018
Level 3 Financing, Inc. (1 month LIBOR + 2.250%)	3.485	02-22-24	5,690,000	5,684,651
Securus Technologies Holdings (B)	TBD	06-20-24	8,750,000	8,817,463
SFR Group SA (B)	TBD	01-14-25	1,720,666	1,726,809
SFR Group SA (3 month LIBOR + 2.750%)	4.061	07-31-25	9,935,100	9,877,973
Telesat Canada (3 month LIBOR + 3.000%)	4.300	11-17-23	4,978,741	5,012,546
Windstream Services LLC (1 and 3 month LIBOR + 4.000%)	5.230	03-29-21	3,053,350	2,783,129
Windstream Services LLC (1 month LIBOR + 3.250%)	4.480	02-17-24	2,776,050	2,425,574
Wireless telecommunication services 0.7%
Sprint Communications, Inc. (1 month LIBOR + 2.500%)	3.750	02-02-24	12,619,375	12,619,375
Utilities 3.7%				62,790,348
Electric utilities 2.4%
Chief Power Finance LLC (1 month LIBOR + 4.750%)	5.990	12-31-20	16,077,750	10,149,080
Energy Future Intermediate Holding Company LLC (1 month LIBOR + 3.000%)	4.234	06-30-18	8,230,000	8,262,920
Moxie Patriot LLC (3 month LIBOR + 5.750%)	7.046	12-19-20	3,807,380	3,528,185
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Floating Rate Income Fund	19

	Rate (%)	Maturity date	Par value^	Value
Utilities (continued)
Electric utilities (continued)
Vistra Operations Company LLC (1 month LIBOR + 2.750%)	3.979	12-14-23	3,445,950	$3,450,878
Vistra Operations Company LLC (1 month LIBOR + 2.750%)	3.982	08-04-23	2,884,787	2,884,383
Vistra Operations Company LLC (1 month LIBOR + 2.750%)	3.988	08-04-23	12,585,437	12,583,675
Independent power and renewable electricity producers 0.4%
Empire Generating Company LLC (3 month LIBOR + 4.250%)	5.570	03-14-21	1,190,756	1,110,380
Terra-Gen Finance Company LLC (1 month LIBOR + 4.250%)	5.490	12-09-21	5,920,850	5,358,369
Independent power producers and energy traders 0.9%
Empire Generating Company LLC (3 month LIBOR + 4.250%)	5.570	03-14-21	12,043,975	11,231,007

STS Operating, Inc. (1 month LIBOR + 3.750%)	4.978	02-12-21	4,210,419	4,231,471
Corporate bonds 6.8%				$114,154,254
(Cost $115,834,723)
Consumer discretionary 1.0%				17,483,309
Hotels, restaurants and leisure 0.1%
Hilton Worldwide Finance LLC	4.875	04-01-27	2,520,000	2,664,900
Media 0.6%
CCO Holdings LLC (E)	5.125	05-01-27	4,100,000	4,223,000
CSC Holdings LLC (E)	6.625	10-15-25	5,210,000	5,704,950
Specialty retail 0.2%
PetSmart, Inc. (E)	5.875	06-01-25	3,230,542	2,883,259
Textiles, apparel and luxury goods 0.1%
Hanesbrands, Inc. (E)	4.875	05-15-26	1,930,000	2,007,200
Energy 1.5%				25,406,650
Energy equipment and services 0.5%
Teine Energy, Ltd. (E)	6.875	09-30-22	9,300,000	9,300,000
Oil, gas and consumable fuels 1.0%
Calumet Specialty Products Partners LP (E)	11.500	01-15-21	5,650,000	6,554,000
Carrizo Oil & Gas, Inc. (F)	6.250	04-15-23	3,350,000	3,249,500
Carrizo Oil & Gas, Inc.	8.250	07-15-25	1,430,000	1,480,050
Cheniere Corpus Christi Holdings LLC (E)	5.125	06-30-27	4,660,000	4,823,100
Financials 1.5%				25,815,743
Banks 0.5%
Bank of America Corp.	4.250	10-22-26	2,320,000	2,433,664
Barclays Bank PLC	7.625	11-21-22	200,000	229,750
Citigroup, Inc.	4.450	09-29-27	2,320,000	2,452,928
Wells Fargo & Company	4.300	07-22-27	2,320,000	2,473,070
20	JOHN HANCOCK Floating Rate Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Capital markets 0.1%
The Goldman Sachs Group, Inc.	4.250	10-21-25	2,320,000	$2,429,893
Consumer finance 0.4%
Navient Corp.	5.000	10-26-20	3,570,000	3,663,713
Navient Corp.	6.125	03-25-24	2,950,000	3,009,000
Thrifts and mortgage finance 0.5%
Quicken Loans, Inc. (E)	5.750	05-01-25	8,710,000	9,123,725
Health care 0.5%				7,445,585
Health care equipment and supplies 0.3%
Universal Hospital Services, Inc.	7.625	08-15-20	4,409,000	4,475,135
Health care providers and services 0.2%
HCA, Inc.	5.250	06-15-26	2,760,000	2,970,450
Industrials 0.9%				14,225,600
Commercial services and supplies 0.3%
Prime Security Services Borrower LLC (E)	9.250	05-15-23	4,020,000	4,442,100
The ADT Corp.	4.125	06-15-23	440,000	445,500
Industrial conglomerates 0.1%
Ashtead Capital, Inc. (E)	4.125	08-15-25	1,620,000	1,660,500
Marine 0.5%
Navios Maritime Acquisition Corp. (E)	8.125	11-15-21	9,250,000	7,677,500
Materials 0.0%				101,389
Metals and mining 0.0%
Midwest Vanadium Pty, Ltd. (C)(E)	11.500	02-15-18	5,793,643	101,389
Telecommunication services 1.3%				22,541,978
Diversified telecommunication services 0.8%
Intelsat Jackson Holdings SA (E)	8.000	02-15-24	4,320,000	4,650,696
SFR Group SA (E)	6.250	05-15-24	550,000	579,563
SFR Group SA (E)	7.375	05-01-26	8,010,000	8,650,960
Wireless telecommunication services 0.5%
Sprint Communications, Inc.	11.500	11-15-21	180,000	228,150
Sprint Corp.	7.875	09-15-23	7,380,000	8,432,609
Utilities 0.1%				1,134,000
Independent power and renewable electricity producers 0.1%

NRG REMA LLC	9.681	07-02-26	1,575,000	1,134,000
Collateralized mortgage obligations 0.6%				$10,847,422
(Cost $12,156,887)
Commercial and residential 0.6%				10,847,422
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank) Series 2015-LC21, Class E (E)	3.250	07-10-48	6,800,000	3,997,911
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Floating Rate Income Fund	21

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
JPMBB Commercial Mortgage Securities Trust Series 2015-C31, Class E (E)(G)	4.771	08-15-48	5,267,000	$3,423,637
Wells Fargo Commercial Mortgage Trust Series 2015-C28, Class E (E)	3.000	05-15-48	6,073,000	3,425,874

	Shares	Value
Common stocks 2.0%		$32,501,461
(Cost $89,255,382)
Consumer discretionary 0.3%		5,083,312
Household durables 0.3%
EveryWare Global, Inc. (H)	697,108	5,083,312
Energy 0.5%		8,476,345
Energy equipment and services 0.0%
Hercules Offshore, Inc. (D)(H)	196,736	74,701
Paragon Offshore PLC (H)	28,022	409,822
Paragon Offshore PLC, Litigation Trust A (H)	28,022	21,717
Paragon Offshore PLC, Litigation Trust B (H)	14,011	238,187
Oil, gas and consumable fuels 0.5%
Blue Ridge Mountain Resources, Inc. (H)	859,102	7,731,918
Materials 0.6%		9,307,924
Metals and mining 0.3%
Atlas Iron, Ltd. (F)(H)	305,378,957	5,151,387
Paper and forest products 0.3%
Verso Corp., Class A (F)(H)	781,304	4,156,537
Utilities 0.6%		9,633,880
Independent power and renewable electricity producers 0.6%

Vistra Energy Corp.	544,287	9,633,880
Rights 0.0%		$598,716
(Cost $2,351,959)
Texas Competitive Electric Holdings Company LLC (H)(I)	544,287	598,716

	Shares	Value
Warrants 0.0%		$258
(Cost $0)
Atlas Iron, Ltd. (Strike Price: AUD 0.075) (H)(I)	324,330,637	258

	Rate (%)	Maturity date	Par value^	Value
Escrow certificates 0.0%				$881
(Cost $14,106)
Magellan Health, Inc. (D)(H)	9.750	05-15-20	3,400,000	881
Texas Competitive Electric Holdings Company LLC (D)(H)	11.500	10-01-20	32,644,306	0

22	JOHN HANCOCK Floating Rate Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Yield (%)	Shares	Value
Securities lending collateral 0.2%			$3,945,025
(Cost $3,945,042)
John Hancock Collateral Trust (J)	1.217(K)	394,286	3,945,025
Short-term investments 2.8%			$46,459,636
(Cost $46,459,636)
Money market funds 1.5%			25,503,797
State Street Institutional Treasury Plus Money Market Fund, Premier Class	0.932(K)	25,503,797	25,503,797

	Par value^	Value
Repurchase agreement 1.3%		20,955,839
Repurchase Agreement with Bank of America dated 8-31-17 at 1.060% to be repurchased at $6,700,197 on 9-1-17, collateralized by $7,168,300 U.S. Treasury Bonds, 2.500% due 5-15-46 (valued at $6,700,210, including interest)	6,700,000	6,700,000
Repurchase Agreement with Deutsche Bank dated 8-31-17 at 1.060% to be repurchased at $7,000,206 on 9-1-17, collateralized by $6,800,000 U.S. Treasury Inflation Indexed Notes, 0.125% due 4-15-20 (valued at $7,140,000, including interest)	7,000,000	7,000,000
Repurchase Agreement with State Street Corp. dated 8-31-17 at 0.000% to be repurchased at $7,255,839 on 9-1-17, collateralized by $5,904,000 U.S. Treasury Notes, 8.125% due 8-15-21 (valued at $7,381,151, including interest)	7,255,839	7,255,839
Total investments (Cost $1,799,131,434) 100.2%		$1,682,345,929
Other assets and liabilities, net (0.2%)		(3,429,290)
Total net assets 100.0%		$1,678,916,639

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
AUD	Australian Dollar
Security Abbreviations and Legend
LIBOR	London Interbank Offered Rate
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
(A)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(B)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
(C)	Non-income producing - Issuer is in default.
(D)	Security is valued using significant unobservable inputs.
(E)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(F)	A portion of this security is on loan as of 8-31-17.
(G)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(H)	Non-income producing security.
(I)	Strike price and/or expiration date not available.
(J)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Floating Rate Income Fund	23

(K)	The rate shown is the annualized seven-day yield as of 8-31-17.
At 8-31-17, the aggregate cost of investments for federal income tax purposes was $1,801,529,870. Net unrealized depreciation aggregated to $119,183,941, of which $16,355,672 related to gross unrealized appreciation and $135,539,613 related to gross unrealized depreciation.
24	JOHN HANCOCK Floating Rate Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 8-31-17

Assets
Unaffiliated investments, at value (Cost $1,795,186,392) including $3,696,498 of securities loaned	$1,678,400,904
Affiliated investments, at value (Cost $3,945,042)	3,945,025
Cash	12,248
Foreign currency, at value (Cost $1,929,799)	1,953,288
Receivable for investments sold	102,722,924
Receivable for fund shares sold	439,521
Interest receivable	7,323,417
Receivable for securities lending income	778
Other receivables and prepaid expenses	32,967
Total assets	1,794,831,072
Liabilities
Payable for investments purchased	108,846,637
Payable for fund shares repurchased	2,827,703
Payable upon return of securities loaned	3,942,625
Distributions payable	93,608
Payable to affiliates
Accounting and legal services fees	45,519
Transfer agent fees	43,672
Trustees' fees	641
Other liabilities and accrued expenses	114,028
Total liabilities	115,914,433
Net assets	$1,678,916,639
Net assets consist of
Paid-in capital	$2,018,966,667
Undistributed net investment income	2,557,351
Accumulated net realized gain (loss) on investments and foreign currency transactions	(225,845,363)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(116,762,016)
Net assets	$1,678,916,639

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       25

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($137,648,841 ÷ 16,289,418 shares)[1]	$8.45
Class B ($14,507,285 ÷ 1,716,120 shares)[1]	$8.45
Class C ($128,333,470 ÷ 15,122,909 shares)[1]	$8.49
Class I ($166,034,088 ÷ 19,658,291 shares)	$8.45
Class R6 ($247,317 ÷ 29,262 shares)	$8.45
Class 1 ($29,806,823 ÷ 3,531,212 shares)	$8.44
Class NAV ($1,202,338,815 ÷ 142,286,882 shares)	$8.45
Maximum offering price per share
Class A (net asset value per share ÷ 97.5%)[2]	$8.67

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       26

STATEMENT OF OPERATIONS   For the year ended 8-31-17

Investment income
Interest	$102,539,780
Dividends	1,714,672
Securities lending	181,363
Total investment income	104,435,815
Expenses
Investment management fees	13,197,914
Distribution and service fees	2,015,320
Accounting and legal services fees	294,779
Transfer agent fees	547,305
Trustees' fees	35,081
State registration fees	85,648
Printing and postage	40,184
Professional fees	122,573
Custodian fees	258,198
Other	516,983
Total expenses	17,113,985
Less expense reductions	(280,032)
Net expenses	16,833,953
Net investment income	87,601,862
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(68,131,305)
Affiliated investments	1,615
(68,129,690)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	69,881,383
Affiliated investments	(566)
69,880,817
Net realized and unrealized gain	1,751,127
Increase in net assets from operations	$89,352,989

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       27

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-17	Year ended 8-31-16
Increase (decrease) in net assets
From operations
Net investment income	$87,601,862	$132,415,339
Net realized loss	(68,129,690)	(113,975,011)
Change in net unrealized appreciation (depreciation)	69,880,817	13,177,260
Increase in net assets resulting from operations	89,352,989	31,617,588
Distributions to shareholders
From net investment income
Class A	(7,385,139)	(9,880,826)
Class B	(678,512)	(890,239)
Class C	(5,566,733)	(6,754,413)
Class I	(8,116,456)	(8,755,167)
Class R6	(11,075)	(1,176,372)
Class 1	(1,369,440)	(1,271,405)
Class NAV	(72,733,338)	(100,869,232)
Total distributions	(95,860,693)	(129,597,654)
From fund share transactions	(338,517,141)	(834,398,245)
Total decrease	(345,024,845)	(932,378,311)
Net assets
Beginning of year	2,023,941,484	2,956,319,795
End of year	$1,678,916,639	$2,023,941,484
Undistributed net investment income	$2,557,351	$9,130,044

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       28

Financial highlights

Class A Shares Period ended	8-31-17	8-31-16	8-31-15	8-31-14	8-31-13
Per share operating performance
Net asset value, beginning of period	$8.48	$8.71	$9.36	$9.37	$9.41
Net investment income[1]	0.37	0.43	0.42	0.39	0.43
Net realized and unrealized gain (loss) on investments	—	(0.24)	(0.62)	—	0.03
Total from investment operations	0.37	0.19	(0.20)	0.39	0.46
Less distributions
From net investment income	(0.40)	(0.42)	(0.43)	(0.38)	(0.42)
From net realized gain	—	—	(0.02)	(0.02)	(0.08)
Total distributions	(0.40)	(0.42)	(0.45)	(0.40)	(0.50)
Net asset value, end of period	$8.45	$8.48	$8.71	$9.36	$9.37
Total return (%)[2,3]	4.46	2.38	(2.13)	4.24	5.02
Ratios and supplemental data
Net assets, end of period (in millions)	$138	$165	$267	$467	$518
Ratios (as a percentage of average net assets):
Expenses before reductions	1.17	1.16	1.14	1.19	1.21
Expenses including reductions	1.16	1.14	1.13	1.18	1.20
Net investment income	4.31	5.12	4.59	4.14	4.54
Portfolio turnover (%)	66	35	40	52	65

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Does not reflect the effect of sales charges, if any.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       29

Class B Shares Period ended	8-31-17	8-31-16	8-31-15	8-31-14	8-31-13
Per share operating performance
Net asset value, beginning of period	$8.49	$8.71	$9.36	$9.37	$9.41
Net investment income[1]	0.31	0.37	0.35	0.32	0.36
Net realized and unrealized gain (loss) on investments	(0.01)	(0.23)	(0.61)	—	0.03
Total from investment operations	0.30	0.14	(0.26)	0.32	0.39
Less distributions
From net investment income	(0.34)	(0.36)	(0.37)	(0.31)	(0.35)
From net realized gain	—	—	(0.02)	(0.02)	(0.08)
Total distributions	(0.34)	(0.36)	(0.39)	(0.33)	(0.43)
Net asset value, end of period	$8.45	$8.49	$8.71	$9.36	$9.37
Total return (%)[2,3]	3.60	1.79	(2.83)	3.44	4.23
Ratios and supplemental data
Net assets, end of period (in millions)	$15	$18	$24	$31	$34
Ratios (as a percentage of average net assets):
Expenses before reductions	1.88	1.86	1.86	1.96	1.97
Expenses including reductions	1.87	1.84	1.85	1.95	1.95
Net investment income	3.61	4.45	3.89	3.39	3.80
Portfolio turnover (%)	66	35	40	52	65

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Does not reflect the effect of sales charges, if any.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       30

Class C Shares Period ended	8-31-17	8-31-16	8-31-15	8-31-14	8-31-13
Per share operating performance
Net asset value, beginning of period	$8.52	$8.74	$9.40	$9.40	$9.45
Net investment income[1]	0.31	0.37	0.35	0.33	0.36
Net realized and unrealized gain (loss) on investments	0.01	(0.23)	(0.62)	0.01	0.03
Total from investment operations	0.32	0.14	(0.27)	0.34	0.39
Less distributions
From net investment income	(0.35)	(0.36)	(0.37)	(0.32)	(0.36)
From net realized gain	—	—	(0.02)	(0.02)	(0.08)
Total distributions	(0.35)	(0.36)	(0.39)	(0.34)	(0.44)
Net asset value, end of period	$8.49	$8.52	$8.74	$9.40	$9.40
Total return (%)[2,3]	3.73	1.80	(2.89)	3.66	4.18
Ratios and supplemental data
Net assets, end of period (in millions)	$128	$141	$190	$270	$251
Ratios (as a percentage of average net assets):
Expenses before reductions	1.88	1.86	1.84	1.86	1.89
Expenses including reductions	1.87	1.84	1.83	1.85	1.89
Net investment income	3.60	4.45	3.91	3.47	3.85
Portfolio turnover (%)	66	35	40	52	65

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Does not reflect the effect of sales charges, if any.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       31

Class I Shares Period ended	8-31-17	8-31-16	8-31-15	8-31-14	8-31-13
Per share operating performance
Net asset value, beginning of period	$8.48	$8.70	$9.36	$9.36	$9.40
Net investment income[1]	0.39	0.45	0.44	0.42	0.46
Net realized and unrealized gain (loss) on investments	0.01	(0.23)	(0.62)	0.01	0.04
Total from investment operations	0.40	0.22	(0.18)	0.43	0.50
Less distributions
From net investment income	(0.43)	(0.44)	(0.46)	(0.41)	(0.46)
From net realized gain	—	—	(0.02)	(0.02)	(0.08)
Total distributions	(0.43)	(0.44)	(0.48)	(0.43)	(0.54)
Net asset value, end of period	$8.45	$8.48	$8.70	$9.36	$9.36
Total return (%)[2]	4.78	2.82	(1.94)	4.72	5.41
Ratios and supplemental data
Net assets, end of period (in millions)	$166	$158	$226	$494	$376
Ratios (as a percentage of average net assets):
Expenses before reductions	0.87	0.84	0.83	0.84	0.83
Expenses including reductions	0.85	0.83	0.82	0.83	0.82
Net investment income	4.57	5.45	4.90	4.49	4.90
Portfolio turnover (%)	66	35	40	52	65

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       32

Class R6 Shares Period ended	8-31-17	8-31-16	8-31-15	8-31-14	8-31-13
Per share operating performance
Net asset value, beginning of period	$8.48	$8.71	$9.36	$9.37	$9.41
Net investment income[1]	0.40	0.45	0.45	0.43	0.43
Net realized and unrealized gain (loss) on investments	0.01	(0.23)	(0.61)	—	0.07
Total from investment operations	0.41	0.22	(0.16)	0.43	0.50
Less distributions
From net investment income	(0.44)	(0.45)	(0.47)	(0.42)	(0.46)
From net realized gain	—	—	(0.02)	(0.02)	(0.08)
Total distributions	(0.44)	(0.45)	(0.49)	(0.44)	(0.54)
Net asset value, end of period	$8.45	$8.48	$8.71	$9.36	$9.37
Total return (%)[2]	4.88	2.82	(1.72)	4.63	5.45
Ratios and supplemental data
Net assets, end of period (in millions)	— [3]	— [3]	$24	$23	$18
Ratios (as a percentage of average net assets):
Expenses before reductions	0.77	0.75	0.76	0.90	1.17
Expenses including reductions	0.76	0.72	0.71	0.81	0.81
Net investment income	4.66	5.38	5.04	4.52	4.82
Portfolio turnover (%)	66	35	40	52	65

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Less than $500,000.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       33

Class 1 Shares Period ended	8-31-17	8-31-16	8-31-15	8-31-14	8-31-13
Per share operating performance
Net asset value, beginning of period	$8.47	$8.70	$9.35	$9.35	$9.40
Net investment income[1]	0.40	0.46	0.45	0.43	0.46
Net realized and unrealized gain (loss) on investments	—	(0.24)	(0.61)	0.01	0.04
Total from investment operations	0.40	0.22	(0.16)	0.44	0.50
Less distributions
From net investment income	(0.43)	(0.45)	(0.47)	(0.42)	(0.47)
From net realized gain	—	—	(0.02)	(0.02)	(0.08)
Total distributions	(0.43)	(0.45)	(0.49)	(0.44)	(0.55)
Net asset value, end of period	$8.44	$8.47	$8.70	$9.35	$9.35
Total return (%)[2]	4.84	2.76	(1.76)	4.81	5.38
Ratios and supplemental data
Net assets, end of period (in millions)	$30	$23	$26	$28	$13
Ratios (as a percentage of average net assets):
Expenses before reductions	0.81	0.78	0.76	0.75	0.76
Expenses including reductions	0.80	0.77	0.75	0.75	0.75
Net investment income	4.63	5.54	4.99	4.58	4.93
Portfolio turnover (%)	66	35	40	52	65

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       34

Class NAV Shares Period ended	8-31-17	8-31-16	8-31-15	8-31-14	8-31-13
Per share operating performance
Net asset value, beginning of period	$8.48	$8.71	$9.36	$9.37	$9.41
Net investment income[1]	0.40	0.46	0.46	0.44	0.48
Net realized and unrealized gain (loss) on investments	0.01	(0.24)	(0.62)	—	0.03
Total from investment operations	0.41	0.22	(0.16)	0.44	0.51
Less distributions
From net investment income	(0.44)	(0.45)	(0.47)	(0.43)	(0.47)
From net realized gain	—	—	(0.02)	(0.02)	(0.08)
Total distributions	(0.44)	(0.45)	(0.49)	(0.45)	(0.55)
Net asset value, end of period	$8.45	$8.48	$8.71	$9.36	$9.37
Total return (%)[2]	4.89	2.82	(1.71)	4.75	5.54
Ratios and supplemental data
Net assets, end of period (in millions)	$1,202	$1,518	$2,200	$2,513	$2,244
Ratios (as a percentage of average net assets):
Expenses before reductions	0.76	0.73	0.71	0.70	0.71
Expenses including reductions	0.75	0.72	0.70	0.70	0.70
Net investment income	4.71	5.55	5.04	4.64	5.06
Portfolio turnover (%)	66	35	40	52	65

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       35

Notes to financial statements

Note 1 — Organization

John Hancock Floating Rate Income Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek a high level of current income.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation (MFC). Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities

ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       36

valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of August 31, 2017, by major security category or type:

	Total value at 8-31-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Term loans	$1,473,838,276	—	$1,472,835,639	$1,002,637
Corporate bonds	114,154,254	—	114,154,254	—
Collateralized mortgage obligations	10,847,422	—	10,847,422	—
Common stocks	32,501,461	$13,790,417	18,636,343	74,701
Rights	598,716	—	598,716	—
Warrants	258	—	258	—
Escrow certificates	881	—	—	881
Securities lending collateral	3,945,025	3,945,025	—	—
Short-term investments	46,459,636	25,503,797	20,955,839	—
Total investments in securities	$1,682,345,929	$43,239,239	$1,638,028,471	$1,078,219

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Term loans (Floating rate loans). The fund may invest in term loans, which are debt securities and are often rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk and risk associated with extended settlement. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

The fund's ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund's failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the fund's income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund's exposure to such investments is substantial, could impair the fund's ability to meet redemptions. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a

ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       37

particular loan could depend exclusively on the subadvisor's credit analysis of the borrower and/or term loan agents. There is greater risk that the fund may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of August 31, 2017, the fund loaned bonds valued at $3,696,498 and received $3,942,625 of cash collateral.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay

ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       38

the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 29, 2017, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Subject to the need of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $400 million ($250 million is dedicated to the fund), subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 29, 2017, the fund had a similar agreement that enabled it to participate in a $1 billion unsecured committed line of credit. For the year ended August 31, 2017, the fund had no borrowings under either line of credit. Commitment fees for the year ended August 31, 2017, were $386,627.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of August 31, 2017, the fund has a short-term capital loss carryforward of $28,722,379 and a long-term capital loss carryforward of $194,724,548 available to offset future net realized capital gains. These carryforwards do not expire.

As of August 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are distributed annually. The tax character of distributions for the years ended August 31, 2017 and 2016 was as follows:

	August 31, 2017	August 31, 2016
Ordinary income	$95,860,693	$129,597,654

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2017, the components of distributable earnings on a tax basis consisted of $2,650,959 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital. The final determination of tax characteristics of the fund's distribution will occur at the end of the year and will subsequently be reported to shareholders.

ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       39

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to defaulted bonds and wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisors, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Distributors, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of MFC.

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, on an annual basis, equal to the sum of: (a) 0.700% of the first $1.10 billion of the fund's average daily net assets: (b) 0.675% of the next $0.90 billion of the fund's average daily net assets: (c) 0.650% of the next $1.50 billion of the fund's average daily net assets: and (d) 0.600% of the fund's average daily net assets in excess of $3.50 billion. The Advisor has a subadvisory agreement with Western Asset Management Company. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2017, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

Prior to January 1, 2017, the Advisor had contractually agreed to waive and/or reimburse all class specific expenses for Class R6 shares of the fund, including transfer agency fees and service fees, as applicable, to the extent they exceeded 0.00% of average net assets.

Prior to January 1, 2017, the Advisor had voluntarily agreed to reduce its management fee by 0.02% of the fund's average daily net assets.

For the year ended August 31, 2017, the expense reductions described above amounted to for the following:

Class	Expense reduction	Class	Expense reduction
Class A	$23,164	Class R6	$39
Class B	2,488	Class NAV	207,667
Class C	20,138	Class1	3,761
Class I	22,775	Total	$280,032

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2017 were equivalent to a net annual effective rate of 0.67% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including

ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       40

the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended August 31, 2017 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, Class C and Class 1 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Class	Rule 12b-1 fee
Class A	0.25%	Class C	1.00%
Class B	1.00%	Class 1	0.05%

Prior to July 1, 2017, Class A was charged 0.30% for Rule 12b-1 fees.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $108,991 for the year ended August 31, 2017. Of this amount, $22,376 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $86,101 was paid as sales commissions to broker-dealers and $514 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $250,000 or more and are redeemed within 18 months of purchase are subject to a 0.50% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2017, CDSCs received by the Distributor amounted to $13,306, $23,627 and $6,603 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended August 31, 2017 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$453,805	$186,108
Class B	167,234	20,035
Class C	1,380,743	165,218
Class I	—	175,912
Class R6	—	32
Class 1	13,538	—
Total	$2,015,320	$547,305

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Trustee expenses. The Trust compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the years ended August 31, 2017 and 2016 were as follows:

		Year ended 8-31-17		Year ended 8-31-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	8,320,119	$71,252,311	3,955,777	$32,977,648
Distributions reinvested	825,417	7,065,316	1,151,978	9,547,653
Repurchased	(12,280,267)	(105,379,499)	(16,299,519)	(135,729,933)
Net decrease	(3,134,731)	($27,061,872)	(11,191,764)	($93,204,632)
Class B shares
Sold	95,886	$821,551	87,217	$719,641
Distributions reinvested	67,880	581,182	91,635	759,067
Repurchased	(576,970)	(4,934,191)	(804,378)	(6,655,642)
Net decrease	(413,204)	($3,531,458)	(625,526)	($5,176,934)
Class C shares
Sold	2,479,386	$21,362,990	1,199,053	$10,069,781
Distributions reinvested	577,234	4,961,315	706,786	5,880,467
Repurchased	(4,524,545)	(38,880,034)	(7,097,979)	(59,013,084)
Net decrease	(1,467,925)	($12,555,729)	(5,192,140)	($43,062,836)
Class I shares
Sold	14,155,376	$121,527,451	9,959,631	$83,001,276
Distributions reinvested	898,986	7,687,592	954,873	7,924,179
Repurchased	(14,063,943)	(120,222,173)	(18,235,848)	(151,181,563)
Net increase (decrease)	990,419	$8,992,870	(7,321,344)	($60,256,108)
Class R6 shares
Sold	9,863	$84,156	215,654	$1,762,020
Distributions reinvested	1,293	11,067	133,081	1,098,005
Repurchased	(585)	(5,029)	(3,067,034)	(25,914,956)
Net increase (decrease)	10,571	$90,194	(2,718,299)	($23,054,931)
Class 1 shares
Sold	1,256,231	$10,750,107	462,568	$3,840,787
Distributions reinvested	160,259	1,369,440	153,618	1,271,405
Repurchased	(601,975)	(5,137,847)	(835,935)	(6,901,972)
Net increase (decrease)	814,515	$6,981,700	(219,749)	($1,789,780)
Class NAV shares
Sold	2,948,073	$25,319,362	1,357,949	$11,421,932
Distributions reinvested	8,499,983	72,733,338	12,186,916	100,869,232
Repurchased	(48,172,147)	(409,485,546)	(87,237,473)	(720,144,188)
Net decrease	(36,724,091)	($311,432,846)	(73,692,608)	($607,853,024)
Total net decrease	(39,924,446)	($338,517,141)	(100,961,430)	($834,398,245)

Affiliates of the fund owned 100% of shares of Class 1 and Class NAV, respectively, on August 31, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       42

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $1,235,843,007 and $1,578,885,546, respectively, for the year ended August 31, 2017.

Note 7 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At August 31, 2017, funds within the John Hancock group of funds complex held 71.6% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliate concentration
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	26.8%
John Hancock Funds II Multimanager Lifestyle Conservative Portfolio	10.7%
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	13.8%
John Hancock Funds II Multimanager Lifestyle Moderate Portfolio	11.0%

Note 9 — Other matters

In or around May 2015, certain John Hancock Funds, including Floating Rate Income Fund, were served with a complaint brought by the Motors Liquidation Avoidance Action Trust (the "Motors Trust"). The complaint seeks disgorgement of certain amounts paid to the Term Loan Lenders as holders of indebtedness issued by General Motors pursuant to a $1.5 billion term loan, dated as of November 29, 2006 (as amended, the "Term Loan") and argues that because certain of the collateral securing the Term Loan was allegedly released, the Term Loan is undersecured. The total amount at issue for the Floating Rate Income Fund is approximately $5.4million. The John Hancock Funds have joined a group of defendants represented by the law firm Kasowitz, Benson, Torres & Friedman LLP (the "Joint Defense Group"), and, through counsel, have been vigorously defending the action. Additionally, the John Hancock Funds have brought cross-claims against JPMorgan Chase Bank N.A. ("JPMorgan") related to JPMorgan's actions as administrative agent of the Term Loan.

The trial on the value of the remaining collateral commenced on April 24, 2017, and closing arguments took place on June 5, 2017. The trial focused on 40 representative assets (the "Representative Assets"), to address (1) whether the Representative Assets are fixtures and thus constitute the Term Loan Lenders' remaining collateral, and (2) the value of, and the valuation methodology that should apply in valuing, each of the Representative Assets. After a decision on the Representative Assets is reached, the parties anticipate engaging in mediation to try and extrapolate the Bankruptcy Court's decision to each asset that may constitutes the Term Loan Lenders' remaining collateral. Mediation has been scheduled for December 12, 2017, subject to the Court's decision. With respect to the Hancock Funds' cross-claims against JPMorgan, limited discovery is currently ongoing and dispositive motions on the cross-claims are not expected until after the mediation following the Representative Assets' trial concludes.

The fund cannot predict the outcome of these proceedings. If the proceeding were to be decided in a manner adverse to the Floating Rate Income Fund, or if the Floating Rate Income Fund enters into a settlement agreement with the plaintiffs, the payment of such judgement or settlement could have an adverse effect on the Floating Rate Income's net asset value.

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Floating Rate Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Floating Rate Income Fund (the "Fund") as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, brokers, transfer agent, and agent banks, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 26, 2017

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2017.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2017 Form 1099-DIV in early 2018. This will reflect the tax character of all distributions paid in calendar year 2017.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Western Asset Management Company (the Subadvisor), for John Hancock Floating Rate Income Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 19-22, 2017 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 22-24, 2017.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 19-22, 2017, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be

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based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

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(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index and peer group for the one-year period, and underperformed its benchmark index and peer group for the three- and five-year periods ended December 31, 2016. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark and the peer group for the one-year period. The Board also took into account management's discussion of the impact of market conditions on the fund's three- and five-year performance. The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the overall management fee, the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
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(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length;
(j)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the mutual fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

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(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

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In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed, where appropriate;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	225
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2005	225
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	225
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	225
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2008	225
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2008	225
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	225
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2005	225

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2012	225
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2012	225
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	225

President and Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

James R. Boyle, Born: 1959	2015	225
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Warren A. Thomson, Born: 1955	2012	225
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       54

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 39 other John Hancock funds consisting of 29 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       55

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Western Asset Management Company

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLC

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       56

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Floating Rate Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF399094	328A 8/17 10/17

John Hancock

Strategic Income Opportunities Fund

Annual report 8/31/17

A message to shareholders

Dear shareholder,

While the stock market generally delivered solid gains for most of the past year, the bond markets were a study in contrast. Credit-sensitive segments, such as bank loans, enjoyed solid gains, but interest-rate-sensitive instruments, such as long-term bonds, posted much more muted returns and likely will remain vulnerable should the U.S. Federal Reserve continue its course to withdraw economic stimulus and raise interest rates. Overseas, emerging markets, with relatively attractive yields and growing economies, have been a bright spot in recent months.

Advancing the interests of fund shareholders

One of our primary goals is to advance the interests of our fund shareholders wherever possible. To that end, we recently announced our third round of expense reductions this year, targeting six mutual funds and two closed-end funds that together represent more than $6.9 billion in assets under management. Details can be found at jhinvestments.com.

In addition, we recently learned that fund researcher Morningstar, Inc. formally recognized our shareholder friendly initiatives by upgrading our parent pillar rating—a key component of the Morningstar Analyst Rating system—to positive, the highest possible rating. Morningstar evaluates select funds and their parent firms based on intensive research, including on-site due diligence. They focused on such factors as whether our portfolio managers invest meaningfully in the funds they manage, the quality of our risk management, our corporate culture, and our commitment to recognizing shareholder interests—in other words, how effective we are as stewards of investor capital. We're proud to have been recognized by Morningstar for our efforts and we're committed to continue our work of furthering the interests of our shareholders.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee investment returns and does not eliminate risk of loss. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Strategic Income Opportunities Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
42	Financial statements
46	Financial highlights
52	Notes to financial statements
64	Auditor's report
65	Tax information
66	Continuation of investment advisory and subadvisory agreements
72	Trustees and Officers
76	More information

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to maximize total return consisting of current income and capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/17 (%)

Class A shares (without sales charge)[1]
Bloomberg Barclays U.S. Aggregate Bond Index
Morningstar multisector bond fund category average
4.44
0.49
4.86
3.45
2.64
3.01
4.12
2.19
3.77
6.47
4.40
5.51
1 year
3 year
5 year
10 year

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

1	Class A shares were first offered on 1-4-10. The returns prior to these dates are those of Class NAV shares that have been recalculated to apply the gross fees and expenses of Class A shares.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Yields jumped after U.S. presidential election

Yields moved up during the past year, before pulling back.

Fed continued to raise interest rates

The Fed continued to push to normalize monetary policy, raising short-term interest rates three times and beginning to lay the groundwork for unwinding its balance sheet.

Fund outperformed its benchmark

Against this backdrop, credit-sensitive securities outpaced interest-rate-sensitive debt, and the fund outperformed its benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index.

PORTFOLIO COMPOSITION AS OF 8/31/17 (%)

A note about risks

Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Investments in higher-yielding, lower-rated securities include a higher risk of default. Mortgage- and asset-backed securities may be sensitive to changes in interest rates and may be subject to early repayment and the market's perception of issuer creditworthiness. Loan participations and assignments involve additional risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, and extended settlement risk. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Currency transactions are affected by fluctuations in exchange rates. Derivatives transactions, including hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors, and investments focused in one sector may fluctuate more widely than investments diversified across sectors. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       3

Discussion of fund performance

An interview with Portfolio Manager Daniel S. Janis III, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Daniel S. Janis III
Portfolio Manager
John Hancock Asset Management

It's been rather volatile for fixed-income investors during the past 12 months. What's been driving performance?

In our view, we've really experienced three distinct market environments over the past year. In the three months between the start of the fund's fiscal year on September 1, 2016, and the U.S. presidential election in November, we were in a kind of status quo investment environment, with yields continuing to trend lower, muted expectations for growth, and a somewhat tepid appetite for risk in the market. From the election through February, we saw a major repricing of risk, as President Trump's November victory caught a lot of investors by surprise. Expectations for growth were ratcheted up, and yields jumped significantly higher while risk assets rallied sharply.

Since February, however, we've been on this third leg, where investor sentiment lies somewhere between those two extremes. Yields on 10-year U.S. Treasuries have trended lower since early March, and while risk assets (such as high-yield bonds) have continued to outpace interest-rate-sensitive securities, their margin of outperformance has been somewhat narrower. Investors are now waiting to see whether this administration's pro-growth agenda and calls for lessening the burden of regulations can actually become policy.

What effect has the U.S. Federal Reserve (Fed) had on interest rates?

Against this backdrop, the Fed raised short-term interest rates in December and then again in March and June, bringing the fed funds rate to a target range of 1.00% to 1.25%. The consensus is that the Fed is likely to hike once again this year, but the future trajectory of short-term rates after that gets a little murkier.

At the moment, however, investors are generally more interested in seeing how and at what pace the Fed begins to pare back its balance sheet, a process that is likely to begin later this year or in early 2018. During the course of the past nine years, the Fed implemented several quantitative easing measures, buying U.S. Treasury and agency mortgage debt for its books in an effort to hold down longer-term yields and spur investor risk taking. Today, the Fed has more than $4 trillion worth of assets on its balance sheets, and how it begins to wind that down could potentially have meaningful implications for investors, particularly for the agency mortgage-backed securities market.

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       4

"Over the past year, we've been gradually dialing up exposure to high yield, with targeted allocations to higher-rated, more defensive positions."

What positions contributed positively to fund performance?

The fund's positioning in risk assets was one of the major contributors to performance. High-yield corporate bonds (generally those rated BB and lower) represented 28.6% of net assets at period end, and that exposure made a major contribution in terms of relative returns. We have taken—and expect to continue to take—a very active, hands-on approach to the fund's asset allocation. In early 2016, we had significantly reduced the risk profile and trimmed exposure to high-yield bonds to the high single digits. Over the past year, we've been gradually dialing up exposure to high yield, with targeted allocations to higher-rated positions that are less sensitive to credit events. This kind of active tailoring of the portfolio as market conditions change is one of the core benefits of a fund like this, and we're glad to report that it had such a meaningful positive impact on performance.

Also in that vein, the fund had only a minimal exposure to U.S. Treasury debt and a duration profile that was significantly shorter than the benchmark's. Duration, as a reminder, is a gauge of a portfolio's interest-rate sensitivity and is measured in years. As of period end, the fund had a duration of 2.71, versus 5.93 for the benchmark index. Our ability to adjust the fund's exposure to interest-rate movements during the period generally helped performance. We should point out that, as is generally the case, our positioning with regard to duration was implemented in part through the use of U.S. Treasury futures, one of the most common and liquid derivatives on the market.

What positions contributed negatively to fund performance?

The fund's allocation to emerging-market debt, which finished the period at nearly 12%, had something of a mixed impact on returns. The real story here has been the steady slide of the U.S. dollar since last November. We actively tailor the fund's currency exposure independent of our

COUNTRY COMPOSITION AS OF 8/31/17 (%)

United States	70.5
Canada	5.4
Mexico	4.4
Indonesia	3.2
Australia	2.9
Philippines	2.4
New Zealand	2.4
Singapore	2.2
India	1.0
Other countries	5.6
TOTAL	100.0
As a percentage of net assets.

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       5

international allocation decisions. Relatively little of the fund's emerging-market debt positioning was denominated in local currency or had outright exposure to foreign currency, and so didn't benefit directly from a weaker U.S. dollar.

That said, we continue to hold a positive view of emerging-market debt in general, and specifically with regard to the three markets where the fund's exposure is concentrated: Mexico, the Philippines, and Indonesia. With regard to Mexico, we believe the country has been making pro-growth structural reforms and opening up its energy market to foreign investment. The rhetoric coming from the Trump administration regarding trade and border security bears monitoring, however; more restrictive trade policies would benefit neither country, in our analysis. Additionally, Mexico could face financial challenges in the aftermath of the September earthquake. We are monitoring the situation closely.

The Philippines and Indonesia, meanwhile, are also attractive; both have been running current account surpluses and, as a result, are not reliant on foreign funds to run government operations. That more self-sustaining quality is appealing, we believe, in an environment where sudden shocks to the market could lead investors to dial down risk quickly.

How was the portfolio positioned at period end?

While valuations in risk assets—especially in U.S. equities—are looking somewhat stretched at the moment, we believe the underlying fundamentals remain positive. In the United States, a strengthening economy, low unemployment, and an uptick in inflation all point to higher interest

QUALITY COMPOSITION AS OF 8/31/17 (%)

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       6

rates, and with that possibility on the horizon, we have no intention of adding significantly to the fund's duration profile; we continue to prefer credit risk over interest-rate risk in the portfolio. Internationally, we're continuing to find select opportunities in both credits and currencies, and we'll continue to manage those allocations independently.

Looking ahead, we continue to believe that a nimble, risk-conscious approach in what remains a low-yield world is still a prudent strategy for investors to pursue opportunities in the fixed-income markets.

Can you tell us about a recent manager addition?

Effective April 12, 2017, we added Christopher M. Chapman, CFA, to the team. He is responsible for global sovereign debt and currency research, portfolio construction, and risk management.

MANAGED BY

Daniel S. Janis III On the fund since 2006 Investing since 1984
Thomas C. Goggins On the fund since 2009 Investing since 1989
Kisoo Park On the fund since 2015 Investing since 1986
Christopher M. Chapman, CFA On the fund since 2017 Investing since 1999

NET CURRENCY EXPOSURE AS OF 8/31/17 (%)

United States Dollar	94.0
Canadian Dollar	5.2
Indonesian Rupiah	2.1
Other Currencies	1.8
Philippine Peso	1.5
Indian Rupee	1.4
Norwegian Krone	1.2
Swedish Krona	-1.1
Australian Dollar	-1.3
New Zealand Dollar	-1.5
Singapore Dollar	-3.3
As a percentage of net assets.
Net currency exposure, after taking into account the effects of forward foreign currency exchange contracts.

The views expressed in this report are exclusively those of Daniel S. Janis III, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  AUGUST 31, 2017

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	10-year	5-year	10-year	as of 8-31-17	as of 8-31-17
Class A2	0.23	3.27	6.03	17.44	79.68	2.29	2.26
Class C2	2.72	3.40	5.55	18.18	71.62	1.69	1.67
Class I2,3	4.67	4.46	6.93	24.39	95.40	2.70	2.67
Class R2[2,3]	4.32	4.07	6.66	22.10	90.53	2.30	2.27
Class R6[2,3]	4.87	4.54	7.00	24.88	96.79	2.79	2.76
Class NAV[3]	4.79	4.57	7.04	25.01	97.44	2.80	2.77
Index†	0.49	2.19	4.40	11.44	53.85	—	—

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 4.0%, and the applicable contingent deferred sales charge (CDSC) on Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R6	Class NAV
Gross (%)	1.11	1.81	0.79	1.20	0.70	0.68
Net (%)	1.09	1.79	0.77	1.18	0.68	0.66

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Bloomberg Barclays U.S. Aggregate Bond Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Strategic Income Opportunities Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Bloomberg Barclays U.S. Aggregate Bond Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2,4	8-31-07	17,162	17,162	15,385
Class I2,3	8-31-07	19,540	19,540	15,385
Class R2[2,3]	8-31-07	19,053	19,053	15,385
Class R6[2,3]	8-31-07	19,679	19,679	15,385
Class NAV[3]	8-31-07	19,744	19,744	15,385

The values shown in the chart for "Class A shares with maximum sales charge" have been adjusted to reflect the reduction in the Class A maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

It is not possible to invest directly in an index. Index figures do not reflect sales charges or foreign currency impact, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
2	Class A, Class C, and Class I shares were first offered on 1-4-10; Class R2 shares were first offered on 3-1-12; Class R6 shares were first offered on 9-1-11. The returns prior to these dates are those of Class NAV shares that have been recalculated to apply the gross fees and expenses of Class A, Class C, Class I, Class R2, and Class R6 shares, as applicable.
3	For certain types of investors, as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on March 1, 2017, with the same investment held until August 31, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2017, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on March 1, 2017, with the same investment held until August 31, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2017	Ending value on 8-31-2017	Expenses paid during period ended 8-31-2017[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,034.60	$5.49	1.07%
	Hypothetical example for comparison purposes	1,000.00	1,019.80	5.45	1.07%
Class C	Actual expenses/actual returns	1,000.00	1,030.90	9.06	1.77%
	Hypothetical example for comparison purposes	1,000.00	1,016.30	9.00	1.77%
Class I	Actual expenses/actual returns	1,000.00	1,036.20	3.85	0.75%
	Hypothetical example for comparison purposes	1,000.00	1,021.40	3.82	0.75%
Class R2	Actual expenses/actual returns	1,000.00	1,033.70	6.20	1.21%
	Hypothetical example for comparison purposes	1,000.00	1,019.10	6.16	1.21%
Class R6	Actual expenses/actual returns	1,000.00	1,037.60	3.44	0.67%
	Hypothetical example for comparison purposes	1,000.00	1,021.80	3.41	0.67%
Class NAV	Actual expenses/actual returns	1,000.00	1,036.80	3.34	0.65%
	Hypothetical example for comparison purposes	1,000.00	1,021.90	3.31	0.65%

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       11

Fund’s investments
AS OF 8-31-17
	Rate (%)	Maturity date		Par value^	Value
Foreign government obligations 19.5%					$1,494,362,371
(Cost $1,520,731,241)
Australia 2.8%					212,008,259
New South Wales Treasury Corp.	6.000	05-01-20	AUD	48,045,000	42,045,472
New South Wales Treasury Corp.	6.000	03-01-22	AUD	32,690,000	30,039,231
Queensland Treasury Corp. (A)	4.000	06-21-19	AUD	16,935,000	13,939,182
Queensland Treasury Corp.	5.500	06-21-21	AUD	52,520,000	46,561,581
Queensland Treasury Corp.	6.000	07-21-22	AUD	33,670,000	31,081,839
Queensland Treasury Corp.	6.250	02-21-20	AUD	42,265,000	36,919,235
Queensland Treasury Corp. (A)	7.125	09-18-17	NZD	15,877,000	11,421,719
Brazil 0.5%					35,031,989
Federative Republic of Brazil	10.000	01-01-18	BRL	107,740,000	35,031,989
Canada 2.4%					184,809,838
Canada Housing Trust No. 1 (A)	1.250	12-15-20	CAD	13,885,000	10,972,680
Canada Housing Trust No. 1 (A)	1.700	12-15-17	CAD	23,450,000	18,817,839
Export Development Canada	2.400	06-07-21	AUD	4,145,000	3,283,534
Government of Canada	1.250	03-01-18	CAD	70,980,000	56,920,418
Government of Canada	1.750	09-01-19	CAD	64,327,000	51,984,973
Province of British Columbia (A)	6.600	01-09-20	INR	584,515,000	9,316,306
Province of Ontario	4.200	06-02-20	CAD	18,385,000	15,723,721
Province of Ontario	4.400	06-02-19	CAD	14,935,000	12,559,632
Province of Ontario	6.250	09-29-20	AUD	5,965,000	5,230,735
Colombia 0.5%					41,028,539
Republic of Colombia	4.500	01-28-26		17,170,000	18,423,410
Republic of Colombia	7.000	09-11-19	COP	64,823,900,000	22,605,129
Finland 0.1%					10,529,227
Nordic Investment Bank	1.375	07-15-20	NOK	80,590,000	10,529,227
India 0.8%					59,845,264
Republic of India	7.680	12-15-23	INR	1,060,000,000	17,474,809
Republic of India	7.800	04-11-21	INR	2,597,400,000	42,370,455
Indonesia 2.6%					195,707,577
Perusahaan Penerbit SBSN Indonesia III (A)	4.150	03-29-27		10,060,000	10,412,100
Republic of Indonesia (A)	2.150	07-18-24	EUR	8,895,000	10,834,661
Republic of Indonesia (A)	2.625	06-14-23	EUR	11,010,000	13,852,813
Republic of Indonesia	7.000	05-15-22	IDR	351,275,000,000	27,123,843
Republic of Indonesia	7.000	05-15-27	IDR	247,785,000,000	19,054,670
Republic of Indonesia	7.500	08-15-32	IDR	196,648,000,000	15,291,733
Republic of Indonesia	8.250	07-15-21	IDR	370,855,000,000	29,655,836
Republic of Indonesia	8.375	03-15-24	IDR	220,835,000,000	17,986,830
Republic of Indonesia	8.375	09-15-26	IDR	345,018,000,000	28,682,007
12	JOHN HANCOCK Strategic Income Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Indonesia (continued)
Republic of Indonesia	8.750	05-15-31	IDR	174,458,000,000	$14,958,773
Republic of Indonesia	9.000	03-15-29	IDR	90,490,000,000	7,854,311
Mexico 2.2%					167,623,196
Government of Mexico	4.600	01-23-46		14,931,000	15,214,241
Government of Mexico	4.750	06-14-18	MXN	199,850,000	10,994,558
Government of Mexico	6.500	06-10-21	MXN	662,100,000	36,767,348
Government of Mexico	7.750	05-29-31	MXN	214,356,000	12,774,139
Government of Mexico	8.000	06-11-20	MXN	289,660,000	16,737,477
Government of Mexico	8.000	12-07-23	MXN	280,147,500	16,681,854
Government of Mexico	8.500	12-13-18	MXN	274,680,500	15,670,043
Government of Mexico	10.000	12-05-24	MXN	644,646,500	42,783,536
New Zealand 2.4%					181,860,959
Dominion of New Zealand	3.000	04-15-20	NZD	71,780,000	52,410,515
Dominion of New Zealand	5.000	03-15-19	NZD	57,412,000	43,242,416
Dominion of New Zealand	5.500	04-15-23	NZD	11,990,000	9,950,614
Dominion of New Zealand	6.000	05-15-21	NZD	64,995,000	52,919,463
New Zealand Local Government Funding Agency	5.000	03-15-19	NZD	26,284,000	19,680,210
New Zealand Local Government Funding Agency	5.500	04-15-23	NZD	4,550,000	3,657,741
Norway 0.9%					70,892,392
Government of Norway (A)	3.750	05-25-21	NOK	279,335,000	39,782,270
Government of Norway (A)	4.500	05-22-19	NOK	226,338,000	31,110,122
Philippines 1.5%					116,414,540
Republic of Philippines	3.500	03-20-21	PHP	315,580,000	6,076,010
Republic of Philippines	3.500	04-21-23	PHP	788,770,000	14,845,447
Republic of Philippines	4.625	09-09-40	PHP	45,902,000	811,425
Republic of Philippines	4.950	01-15-21	PHP	681,320,000	13,603,765
Republic of Philippines	5.875	12-16-20	PHP	321,278,240	6,645,656
Republic of Philippines	6.250	01-14-36	PHP	895,000,000	19,759,788
Republic of Philippines	6.500	04-28-21	PHP	583,470,000	12,358,857
Republic of Philippines	7.375	03-03-21	PHP	313,800,000	6,838,663
Republic of Philippines	8.000	07-19-31	PHP	959,560,000	24,542,646
Republic of Philippines	8.125	12-16-35	PHP	419,020,160	10,932,283
Portugal 0.8%					62,058,968
Portugal Obrigacoes do Tesouro OT (A)	3.850	04-15-21	EUR	22,045,000	29,369,662
Republic of Portugal (A)	5.125	10-15-24		31,475,000	32,689,306
Singapore 2.0%					154,822,145
Republic of Singapore	2.500	06-01-19	SGD	94,900,000	71,491,590
Republic of Singapore	3.250	09-01-20	SGD	107,215,000	83,330,555
South Korea 0.0%					1,729,478
Korea Treasury Bond Coupon Strips	1.444	09-10-17	KRW	654,810,000	580,535
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Strategic Income Opportunities Fund	13

	Rate (%)	Maturity date		Par value^	Value
South Korea (continued)
Korea Treasury Bond Coupon Strips	1.610	03-10-18	KRW	654,810,000	$576,830

Korea Treasury Bond Coupon Strips	1.755	09-10-18	KRW	654,810,000	572,113
Corporate bonds 46.1%					$3,530,306,208
(Cost $3,425,722,484)
Consumer discretionary 6.5%					495,525,511
Auto components 0.1%
American Axle & Manufacturing, Inc.	6.625	10-15-22		6,100,000	6,305,875
The Goodyear Tire & Rubber Company	8.750	08-15-20		1,905,000	2,233,613
Hotels, restaurants and leisure 1.7%
ESH Hospitality, Inc. (A)	5.250	05-01-25		11,765,000	12,117,950
KFC Holding Company/Pizza Hut Holdings LLC/Taco Bell of America LLC (A)	5.000	06-01-24		19,478,000	20,360,353
KFC Holding Company/Pizza Hut Holdings LLC/Taco Bell of America LLC (A)	5.250	06-01-26		24,077,000	25,371,139
New Red Finance, Inc. (A)	4.250	05-15-24		17,420,000	17,637,750
New Red Finance, Inc. (A)	4.625	01-15-22		33,785,000	34,535,027
New Red Finance, Inc. (A)	6.000	04-01-22		14,379,000	14,853,507
Internet and direct marketing retail 0.7%
Amazon.com, Inc. (A)	3.150	08-22-27		18,240,000	18,569,003
Expedia, Inc.	5.000	02-15-26		12,320,000	13,605,962
QVC, Inc.	4.450	02-15-25		17,200,000	17,470,176
QVC, Inc.	5.950	03-15-43		2,618,000	2,575,203
Media 3.7%
CCO Holdings LLC (A)	5.125	05-01-27		15,760,000	16,232,800
CCO Holdings LLC	5.750	01-15-24		20,127,000	21,114,229
Lamar Media Corp.	5.000	05-01-23		13,420,000	13,889,700
Lamar Media Corp.	5.875	02-01-22		10,545,000	10,834,988
LIN Television Corp.	5.875	11-15-22		7,100,000	7,384,000
Lions Gate Entertainment Corp. (A)	5.875	11-01-24		16,280,000	17,012,600
McGraw-Hill Global Education Holdings LLC (A)	7.875	05-15-24		3,765,000	3,604,988
Nexstar Broadcasting, Inc. (A)	5.625	08-01-24		18,745,000	19,401,075
Omnicom Group, Inc.	3.600	04-15-26		13,012,000	13,240,179
Outfront Media Capital LLC	5.625	02-15-24		21,080,000	21,923,200
Sirius XM Radio, Inc. (A)	4.625	05-15-23		15,995,000	16,474,850
Sirius XM Radio, Inc. (A)	5.000	08-01-27		3,932,000	4,040,130
Sirius XM Radio, Inc. (A)	5.250	08-15-22		11,570,000	11,873,713
Sirius XM Radio, Inc. (A)	5.375	07-15-26		9,390,000	9,859,500
Time, Inc. (A)	5.750	04-15-22		11,495,000	11,724,900
Tribune Media Company	5.875	07-15-22		11,780,000	12,221,750
Viacom, Inc.	5.850	09-01-43		16,145,000	16,614,812
Viacom, Inc.	6.875	04-30-36		12,700,000	14,296,456
Viacom, Inc. (6.250% to 2-28-27, then 3 month LIBOR + 3.899%)	6.250	02-28-57		24,500,000	24,561,250
14	JOHN HANCOCK Strategic Income Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Media (continued)
Virgin Media Secured Finance PLC	5.250	01-15-21	1,260,000	$1,345,050
WMG Acquisition Corp. (A)	5.000	08-01-23	2,600,000	2,684,500
WMG Acquisition Corp. (A)	6.750	04-15-22	13,285,000	13,949,250
Specialty retail 0.1%
Lowe's Companies, Inc.	2.500	04-15-26	2,273,000	2,192,903
The Home Depot, Inc.	3.000	04-01-26	7,225,000	7,340,840
Textiles, apparel and luxury goods 0.2%
PVH Corp.	4.500	12-15-22	15,665,000	16,072,290
Consumer staples 4.9%				374,531,846
Beverages 1.7%
Anheuser-Busch InBev Finance, Inc.	2.650	02-01-21	41,405,000	42,183,866
Anheuser-Busch InBev Finance, Inc.	3.650	02-01-26	25,520,000	26,587,039
Anheuser-Busch InBev Worldwide, Inc.	7.750	01-15-19	14,195,000	15,327,051
Constellation Brands, Inc.	3.750	05-01-21	8,455,000	8,848,631
Constellation Brands, Inc.	4.250	05-01-23	18,620,000	20,076,919
Constellation Brands, Inc.	4.750	12-01-25	5,985,000	6,628,996
Cott Beverages, Inc.	5.375	07-01-22	14,515,000	15,077,456
Food and staples retailing 0.7%
Aramark Services, Inc. (A)	5.000	04-01-25	14,990,000	15,818,947
Aramark Services, Inc.	5.125	01-15-24	9,215,000	9,790,938
CVS Health Corp.	3.875	07-20-25	14,485,000	15,214,117
Walgreens Boots Alliance, Inc.	3.800	11-18-24	11,065,000	11,524,371
Food products 1.8%
B&G Foods, Inc.	4.625	06-01-21	20,390,000	20,797,800
Darling Ingredients, Inc.	5.375	01-15-22	8,425,000	8,719,875
Gruma SAB de CV (A)	4.875	12-01-24	1,600,000	1,734,000
Kraft Heinz Foods Company	3.950	07-15-25	24,640,000	25,458,539
Kraft Heinz Foods Company (A)	4.875	02-15-25	25,426,000	27,315,838
Post Holdings, Inc. (A)	5.000	08-15-26	24,125,000	24,125,000
Post Holdings, Inc. (A)	5.750	03-01-27	18,040,000	18,671,400
Post Holdings, Inc. (A)	6.000	12-15-22	10,825,000	11,393,313
Household products 0.5%
Kimberly-Clark Corp.	2.750	02-15-26	17,067,000	17,192,218
Spectrum Brands, Inc.	5.750	07-15-25	17,110,000	18,200,763
Tobacco 0.2%
Philip Morris International, Inc.	3.375	08-11-25	13,380,000	13,844,769
Energy 4.8%				369,841,509
Energy equipment and services 0.3%
Antero Midstream Partners LP	5.375	09-15-24	23,545,000	24,015,900
Oil, gas and consumable fuels 4.5%
Andeavor (A)	4.750	12-15-23	18,355,000	19,713,420
Antero Resources Corp.	5.000	03-01-25	17,590,000	17,238,200
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Strategic Income Opportunities Fund	15

	Rate (%)	Maturity date		Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Antero Resources Corp.	5.625	06-01-23		23,010,000	$23,412,675
Boardwalk Pipelines LP	4.450	07-15-27		8,230,000	8,452,013
Chesapeake Energy Corp. (A)	8.000	12-15-22		8,367,000	8,649,386
Concho Resources, Inc.	4.375	01-15-25		15,970,000	16,608,800
Enbridge, Inc.	4.250	12-01-26		22,120,000	23,297,525
Energy Transfer Equity LP	5.500	06-01-27		10,621,000	11,311,365
Energy Transfer LP	4.750	01-15-26		9,455,000	9,968,690
Enterprise Products Operating LLC	5.200	09-01-20		4,090,000	4,442,651
Exxon Mobil Corp.	2.709	03-06-25		19,055,000	19,366,772
Magellan Midstream Partners LP	5.000	03-01-26		8,190,000	9,179,290
MPLX LP	4.125	03-01-27		15,945,000	16,159,907
Newfield Exploration Company	5.375	01-01-26		6,510,000	6,802,950
Newfield Exploration Company	5.625	07-01-24		14,575,000	15,503,428
Parsley Energy LLC (A)	5.375	01-15-25		10,430,000	10,482,150
Pertamina Persero PT (A)	4.300	05-20-23		13,990,000	14,626,755
Petroleos del Peru SA (A)	5.625	06-19-47		8,126,000	8,648,258
Petroleos Mexicanos	4.625	09-21-23		20,165,000	20,991,765
Petroleos Mexicanos	6.000	03-05-20		2,120,000	2,286,420
Petroleos Mexicanos (A)	7.650	11-24-21	MXN	198,639,000	10,749,543
Pioneer Natural Resources Company	4.450	01-15-26		19,260,000	20,792,219
Saka Energi Indonesia PT (A)	4.450	05-05-24		8,405,000	8,533,059
The Williams Companies, Inc.	4.550	06-24-24		15,505,000	15,853,863
TransCanada PipeLines, Ltd.	4.875	01-15-26		2,590,000	2,928,741
Williams Partners LP	3.750	06-15-27		19,815,000	19,825,764
Financials 13.0%					997,683,864
Banks 10.5%
Ameris Bancorp (5.750% to 3-15-22, then 3 month LIBOR + 3.616%)	5.750	03-15-27		8,325,000	8,678,813
Asian Development Bank	3.500	05-30-24	NZD	25,403,000	18,386,286
Asian Development Bank	4.625	03-06-19	NZD	16,505,000	12,252,441
Asian Development Bank	5.000	03-09-22	AUD	21,985,000	19,241,745
Asian Development Bank	6.450	08-08-21	INR	889,420,000	14,312,112
Asian Development Bank	6.950	01-16-20	INR	252,400,000	4,069,540
Banc of California, Inc.	5.250	04-15-25		7,375,000	7,449,448
Banco Nacional de Comercio Exterior SNC (A)	4.375	10-14-25		11,995,000	12,459,806
Banco Nacional de Comercio Exterior SNC (3.800% to 8-11-21, then 5 Year CMT + 3.000%) (A)	3.800	08-11-26		2,465,000	2,465,000
Bank of America Corp. (3 month LIBOR + 0.760%) (B)	2.006	09-15-26		26,515,000	25,004,561
Bank of Montreal (A)	2.500	01-11-22		17,975,000	18,240,360
Bank of the Ozarks, Inc. (5.500% to 7-1-21, then 3 month LIBOR + 4.425%)	5.500	07-01-26		5,990,000	6,272,668
16	JOHN HANCOCK Strategic Income Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Financials (continued)
Banks (continued)
BankUnited, Inc.	4.875	11-17-25		16,775,000	$17,599,441
BNC Bancorp (5.500% to 10-1-19, then 3 month LIBOR + 3.590%)	5.500	10-01-24		4,500,000	4,599,462
Cadence BanCorp (A)	4.875	06-28-19		5,000,000	5,071,484
Cadence BanCorp. (6.500% to 3-11-20, then 3 month LIBOR + 4.663%) (A)	6.500	03-11-25		4,500,000	4,590,000
CIT Group, Inc. (A)	5.500	02-15-19		27,840,000	29,127,600
Citigroup, Inc. (3 month Australian Bank Bill Short Term Rate + 1.550%) (B)	3.240	05-04-21	AUD	13,996,000	11,317,209
Citigroup, Inc. (5.900% to 2-15-23, then 3 month LIBOR + 4.230%) (C)	5.900	02-15-23		15,940,000	17,175,350
Citigroup, Inc. (5.950% to 1-30-23, then 3 month LIBOR + 4.069%) (C)	5.950	01-30-23		12,520,000	13,490,300
CoBiz Financial, Inc. (5.625% to 6-25-25, then 3 month LIBOR + 3.170%)	5.625	06-25-30		2,705,000	2,995,788
Cullen/Frost Bankers, Inc.	4.500	03-17-27		4,155,000	4,340,822
Eagle Bancorp, Inc.	5.750	09-01-24		4,460,000	4,593,800
Eagle Bancorp, Inc. (5.000% to 8-1-21, then 3 month LIBOR + 3.850%)	5.000	08-01-26		3,995,000	4,111,603
Fifth Third Bancorp (5.100% to 6-30-23, then 3 month LIBOR + 3.033%) (C)	5.100	06-30-23		16,575,000	16,885,781
First Niagara Financial Group, Inc.	7.250	12-15-21		13,830,000	16,379,016
Flushing Financial Corp. (5.250% to 12-15-21, then 3 month LIBOR + 3.440%)	5.250	12-15-26		5,690,000	5,867,813
Fulton Financial Corp.	3.600	03-16-22		6,665,000	6,757,976
Heartland Financial USA, Inc.	5.750	12-30-24		4,495,000	4,556,806
Heritage Commerce Corp. (5.250% to 6-1-22, then 3 month LIBOR + 3.365%)	5.250	06-01-27		3,390,000	3,467,970
Independent Bank Group, Inc.	5.875	08-01-24		8,615,000	8,773,288
Inter-American Development Bank	3.750	10-09-18	AUD	13,365,000	10,829,473
Inter-American Development Bank	6.500	08-20-19	AUD	18,255,000	15,724,489
International Bank for Reconstruction & Development	1.375	06-23-19	SEK	75,040,000	9,692,128
International Bank for Reconstruction & Development	2.500	03-12-20	AUD	8,500,000	6,801,664
International Bank for Reconstruction & Development	2.800	01-13-21	AUD	20,865,000	16,785,021
International Bank for Reconstruction & Development	3.375	01-25-22	NZD	16,383,000	11,978,101
International Bank for Reconstruction & Development	3.500	01-22-21	NZD	22,650,000	16,659,002
International Bank for Reconstruction & Development	3.625	06-22-20	NOK	65,640,000	9,063,421
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Strategic Income Opportunities Fund	17

	Rate (%)	Maturity date		Par value^	Value
Financials (continued)
Banks (continued)
International Bank for Reconstruction & Development	4.625	02-26-19	NZD	16,812,000	$12,472,254
International Bank for Reconstruction & Development	4.625	10-06-21	NZD	25,130,000	19,253,646
International Finance Corp.	2.800	08-15-22	AUD	24,695,000	19,763,935
International Finance Corp.	3.250	07-22-19	AUD	29,251,000	23,739,928
International Finance Corp.	3.625	05-20-20	NZD	34,873,000	25,710,824
International Finance Corp.	3.875	02-26-18	NZD	17,992,000	13,024,131
International Finance Corp.	6.450	10-30-18	INR	1,274,870,000	20,177,113
JPMorgan Chase & Co.	3.200	06-15-26		16,625,000	16,624,745
JPMorgan Chase & Co.	3.300	04-01-26		11,885,000	11,989,099
JPMorgan Chase & Co.	4.250	11-02-18	NZD	31,595,000	23,040,477
KFW	3.750	05-29-20	NZD	11,170,000	8,249,151
KFW	6.000	08-20-20	AUD	22,610,000	19,845,591
Lakeland Bancorp, Inc. (5.125% to 9-30-21, then 3 month LIBOR + 3.970%)	5.125	09-30-26		4,000,000	4,065,000
LegacyTexas Financial Group, Inc. (5.500% to 12-1-20, then 3 month LIBOR + 3.890%)	5.500	12-01-25		3,375,000	3,408,750
Nordic Investment Bank	4.125	03-19-20	NZD	18,050,000	13,454,135
Old Second Bancorp, Inc. (5.750% to 12-31-21, then 3 month LIBOR + 3.850%)	5.750	12-31-26		4,065,000	4,284,510
Oversea-Chinese Banking Corp., Ltd. (4.000% to 10-15-19, then 5 Year U.S. Swap Rate + 2.203%) (A)	4.000	10-15-24		9,920,000	10,191,529
Pacific Continental Corp. (5.875% to 6-30-21, then 3 month LIBOR + 4.715%)	5.875	06-30-26		1,225,000	1,239,933
Pinnacle Bank (4.875% to 7-30-20, then 3 month LIBOR + 3.128%)	4.875	07-30-25		3,364,000	3,380,820
Pinnacle Financial Partners, Inc. (5.250% to 11-16-21, then 3 month LIBOR + 3.884%) (A)	5.250	11-16-26		3,980,000	4,124,474
Renasant Corp. (5.000% to 9-1-21, then 3 month LIBOR + 3.840%)	5.000	09-01-26		3,190,000	3,275,379
SunTrust Banks, Inc. (5.050% to 6-15-22, then 3 month LIBOR + 3.102%) (C)	5.050	06-15-22		17,450,000	17,728,101
Synovus Financial Corp.	7.875	02-15-19		7,175,000	7,726,040
Synovus Financial Corp. (5.750% to 12-15-20, then 3 month LIBOR + 4.182%)	5.750	12-15-25		28,675,000	30,656,443
Towne Bank (3 month LIBOR + 2.550%) (B)	4.500	07-30-27		6,355,000	6,505,931
Valley National Bancorp	4.550	06-30-25		6,305,000	6,517,309
Wells Fargo & Company	3.250	04-27-22	AUD	12,300,000	9,745,264
18	JOHN HANCOCK Strategic Income Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Financials (continued)
Banks (continued)
Wells Fargo & Company (3 month Australian Bank Bill Short Term Rate + 1.320%) (B)	3.010	07-27-21	AUD	9,035,000	$7,268,302
Western Alliance Bank (5.000% to 7-15-20, then 3 month LIBOR + 3.200%)	5.000	07-15-25		12,445,000	12,709,456
Westpac Banking Corp.	5.000	10-21-19	GBP	3,165,000	4,455,200
Westpac Banking Corp.	7.250	02-11-20	AUD	5,300,000	4,676,361
Zions Bancorporation (5.800% to 6-15-23, then 3 month LIBOR + 3.800%) (C)	5.800	06-15-23		8,290,000	8,372,900
Capital markets 0.4%
Stifel Financial Corp.	4.250	07-18-24		22,390,000	23,098,800
Temasek Financial I, Ltd.	3.265	02-19-20	SGD	5,250,000	4,046,312
The Hongkong Land Treasury Services Singapore Pte, Ltd.	3.860	12-29-17	SGD	2,500,000	1,858,713
Consumer finance 0.2%
Capital One Financial Corp.	3.750	07-28-26		15,915,000	15,855,074
Diversified financial services 0.4%
First Midwest Bancorp, Inc.	5.875	09-29-26		4,000,000	4,288,797
Flagstar Bancorp, Inc.	6.125	07-15-21		10,420,000	11,159,213
Nordea Kredit Realkreditaktieselskab	2.000	10-01-17	DKK	104,050,000	16,688,405
Insurance 0.9%
American International Group, Inc. (8.175% to 5-15-38, then 3 month LIBOR + 4.195%)	8.175	05-15-68		29,595,000	40,249,200
Chubb INA Holdings, Inc.	3.350	05-03-26		14,255,000	14,760,456
Dongbu Insurance Company, Ltd.	3.512	05-25-24	KRW	10,000,000,000	8,876,862
Dongbu Insurance Company, Ltd.	3.865	05-25-27	KRW	10,000,000,000	8,894,342
Thrifts and mortgage finance 0.6%
Astoria Financial Corp.	3.500	06-08-20		6,350,000	6,435,045
Dime Community Bancshares, Inc. (3 month LIBOR + 2.660%) (B)	4.500	06-15-27		6,775,000	6,859,688
MGIC Investment Corp.	5.750	08-15-23		7,970,000	8,717,188
Radian Group, Inc.	5.250	06-15-20		9,420,000	9,961,650
WSFS Financial Corp. (4.500% to 6-15-21, then 3 month LIBOR + 3.300%)	4.500	06-15-26		9,990,000	10,189,800
Health care 2.8%					215,934,469
Biotechnology 0.4%
AbbVie, Inc.	1.800	05-14-18		50,000	50,051
AbbVie, Inc.	3.600	05-14-25		16,500,000	17,055,528
Shire Acquisitions Investments Ireland DAC	3.200	09-23-26		14,845,000	14,609,746
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Strategic Income Opportunities Fund	19

	Rate (%)	Maturity date		Par value^	Value
Health care (continued)
Health care equipment and supplies 0.2%
Abbott Laboratories	2.950	03-15-25		15,440,000	$15,250,698
Health care providers and services 1.2%
Anthem, Inc.	3.500	08-15-24		6,675,000	6,949,239
HCA Healthcare, Inc.	6.250	02-15-21		21,463,000	23,180,040
HCA, Inc.	4.500	02-15-27		12,375,000	12,576,094
HCA, Inc.	5.000	03-15-24		22,435,000	23,837,188
HCA, Inc.	7.500	02-15-22		13,785,000	15,887,213
Humana, Inc.	3.850	10-01-24		8,233,000	8,708,260
Quest Diagnostics, Inc.	4.250	04-01-24		3,540,000	3,822,724
Life sciences tools and services 0.1%
Quintiles IMS, Inc. (A)	4.875	05-15-23		5,350,000	5,564,000
Pharmaceuticals 0.9%
Allergan Funding SCS	3.800	03-15-25		12,965,000	13,557,148
AstraZeneca PLC	1.750	11-16-18		5,195,000	5,194,400
Forest Laboratories LLC (A)	5.000	12-15-21		16,705,000	18,318,995
Merck & Company, Inc.	2.750	02-10-25		27,290,000	27,514,829
Merck & Company, Inc. (3 month LIBOR + 0.360%) (B)	1.677	05-18-18		3,850,000	3,858,316
Industrials 4.4%					336,529,262
Aerospace and defense 1.0%
Huntington Ingalls Industries, Inc. (A)	5.000	11-15-25		23,225,000	25,141,063
L3 Technologies, Inc.	3.850	12-15-26		9,055,000	9,458,823
Lockheed Martin Corp.	2.900	03-01-25		28,655,000	28,915,070
Lockheed Martin Corp.	3.550	01-15-26		15,475,000	16,161,989
Air freight and logistics 0.7%
Mexico City Airport Trust (A)	4.250	10-31-26		32,774,000	33,839,155
Mexico City Airport Trust (A)	5.500	10-31-46		22,003,000	22,773,105
Airlines 0.1%
Delta Air Lines, Inc.	3.625	03-15-22		6,850,000	7,069,461
Commercial services and supplies 0.5%
Cintas Corp. No. 2	3.700	04-01-27		15,240,000	16,066,537
Ritchie Bros Auctioneers, Inc. (A)	5.375	01-15-25		4,455,000	4,633,200
Waste Management, Inc.	2.900	09-15-22		14,240,000	14,640,189
Construction and engineering 0.8%
AECOM	5.125	03-15-27		43,255,000	44,011,963
AECOM	5.875	10-15-24		15,445,000	16,892,969
Industrial conglomerates 0.7%
3M Company	3.000	08-07-25		14,485,000	14,831,657
General Electric Company	4.250	01-17-18	NZD	5,515,000	3,986,109
General Electric Company	6.250	09-29-20	GBP	2,300,000	3,457,743
General Electric Company (5.000% to 1-21-21, then 3 month LIBOR + 3.330%) (C)	5.000	01-21-21		27,125,000	28,650,781
20	JOHN HANCOCK Strategic Income Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Industrials (continued)
Machinery 0.0%
Terex Corp. (A)	5.625	02-01-25		1,580,000	$1,651,100
Marine 0.1%
Pelabuhan Indonesia II PT (A)	4.250	05-05-25		10,110,000	10,376,904
Professional services 0.2%
Verisk Analytics, Inc.	4.000	06-15-25		10,744,000	11,319,244
Trading companies and distributors 0.3%
United Rentals North America, Inc.	5.500	05-15-27		21,370,000	22,652,200
Information technology 2.9%					218,034,337
Electronic equipment, instruments and components 0.2%
CDW LLC	5.000	09-01-25		6,850,000	7,141,125
Zebra Technologies Corp.	7.250	10-15-22		9,246,000	9,800,760
Internet software and services 0.2%
Match Group, Inc.	6.750	12-15-22		13,600,000	14,042,000
IT services 0.9%
First Data Corp. (A)	5.000	01-15-24		17,030,000	17,711,200
First Data Corp. (A)	5.375	08-15-23		11,275,000	11,866,938
IBM Corp.	2.750	12-21-20	GBP	15,015,000	20,636,601
Sixsigma Networks Mexico SA de CV (A)	8.250	11-07-21		13,790,000	14,014,088
Semiconductors and semiconductor equipment 0.4%
KLA-Tencor Corp.	4.650	11-01-24		7,499,000	8,202,980
NXP BV (A)	4.625	06-01-23		22,155,000	23,684,803
Software 0.6%
Activision Blizzard, Inc.	3.400	09-15-26		11,870,000	12,048,184
Electronic Arts, Inc.	4.800	03-01-26		1,852,000	2,067,591
j2 Cloud Services LLC (A)	6.000	07-15-25		9,425,000	9,719,531
Microsoft Corp.	3.300	02-06-27		10,225,000	10,669,019
VMware, Inc.	3.900	08-21-27		11,800,000	11,900,739
Technology hardware, storage and peripherals 0.6%
Apple, Inc.	3.200	05-13-25		22,255,000	23,018,862
Apple, Inc.	3.450	05-06-24		20,410,000	21,509,916
Materials 2.6%					200,055,431
Chemicals 0.1%
Alpek SAB de CV	4.500	11-20-22		1,625,000	1,694,063
Praxair, Inc.	3.200	01-30-26		2,305,000	2,383,451
Construction materials 0.3%
Cemex SAB de CV (A)	6.125	05-05-25		21,500,000	23,245,800
Containers and packaging 1.7%
Ball Corp.	4.000	11-15-23		16,660,000	16,909,900
Ball Corp.	4.375	12-15-20		8,310,000	8,683,950
Ball Corp.	5.250	07-01-25		24,545,000	26,754,050
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Strategic Income Opportunities Fund	21

	Rate (%)	Maturity date		Par value^	Value
Materials (continued)
Containers and packaging (continued)
Crown Americas LLC	4.500	01-15-23		18,265,000	$19,132,588
Crown Cork & Seal Company, Inc.	7.375	12-15-26		11,568,000	13,534,560
Sealed Air Corp. (A)	4.875	12-01-22		10,150,000	10,682,875
Sealed Air Corp. (A)	5.125	12-01-24		16,620,000	17,658,750
Sealed Air Corp. (A)	6.500	12-01-20		18,465,000	20,599,554
Metals and mining 0.5%
Cleveland-Cliffs, Inc. (A)	5.750	03-01-25		19,100,000	18,677,890
Vedanta Resources PLC (A)	6.375	07-30-22		19,325,000	20,098,000
Real estate 1.4%					103,836,792
Equity real estate investment trusts 1.1%
American Tower Corp.	4.000	06-01-25		6,300,000	6,600,455
American Tower Corp.	4.700	03-15-22		3,195,000	3,492,783
Crown Castle International Corp.	4.450	02-15-26		10,110,000	10,817,120
Crown Castle Towers LLC (A)	4.883	08-15-40		5,791,000	6,170,743
Equinix, Inc.	5.375	05-15-27		18,650,000	20,072,063
Host Hotels & Resorts LP	5.250	03-15-22		14,006,000	15,359,928
SBA Communications Corp.	4.875	09-01-24		6,600,000	6,814,500
Trust F/1401 (A)	5.250	12-15-24		11,970,000	12,718,125
Real estate management and development 0.3%
CBRE Services, Inc.	5.000	03-15-23		8,455,000	8,793,200
Kennedy-Wilson, Inc.	5.875	04-01-24		12,650,000	12,997,875
Telecommunication services 1.4%					108,561,582
Diversified telecommunication services 0.6%
GCI, Inc.	6.875	04-15-25		20,895,000	22,357,650
SFR Group SA (A)	6.250	05-15-24		10,360,000	10,916,850
Sprint Spectrum Company LLC (A)	3.360	03-20-23		15,715,000	15,946,011
Wireless telecommunication services 0.8%
America Movil SAB de CV	7.125	12-09-24	MXN	202,160,000	10,906,017
Sprint Communications, Inc. (A)	9.000	11-15-18		2,318,000	2,503,440
T-Mobile USA, Inc.	6.125	01-15-22		16,235,000	16,924,988
T-Mobile USA, Inc.	6.500	01-15-26		11,985,000	13,273,388
T-Mobile USA, Inc.	6.625	04-01-23		3,450,000	3,635,438
T-Mobile USA, Inc.	6.836	04-28-23		11,440,000	12,097,800
Utilities 1.4%					109,771,605
Electric utilities 1.1%
Emera US Finance LP	3.550	06-15-26		29,975,000	30,540,701
Emera, Inc. (6.750% to 6-15-26, then 3 month LIBOR + 5.440%)	6.750	06-15-76		17,380,000	19,830,465
Fortis, Inc.	3.055	10-04-26		14,265,000	13,952,091
Perusahaan Listrik Negara PT (A)	4.125	05-15-27		16,960,000	17,107,375
Gas utilities 0.0%
Southern Gas Networks PLC	4.875	12-21-20	GBP	805,000	1,172,523
22	JOHN HANCOCK Strategic Income Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Utilities (continued)
Independent power and renewable electricity producers 0.3%
Greenko Dutch BV (A)	5.250	07-24-24		10,740,000	$10,793,700

NRG Energy, Inc.	6.625	01-15-27		15,595,000	16,374,750
Convertible bonds 2.2%					$167,354,129
(Cost $137,107,580)
Consumer discretionary 0.2%					14,378,700
Internet and catalog retail 0.1%
Liberty Expedia Holdings, Inc. (A)	5.156	06-30-47		6,930,000	7,363,125
Media 0.1%
Liberty Media Corp.-Liberty Formula One (A)	1.000	01-30-23		5,810,000	7,015,575
Consumer staples 0.1%					10,428,950
Tobacco 0.1%
Vector Group, Ltd. (B)	2.500	01-15-19		7,180,000	10,428,950
Financials 0.4%					30,860,387
Insurance 0.2%
Fidelity National Financial, Inc.	4.250	08-15-18		2,585,000	7,048,972
Old Republic International Corp.	3.750	03-15-18		6,180,000	7,709,550
Mortgage real estate investment trusts 0.2%
Redwood Trust, Inc.	4.625	04-15-18		15,982,000	16,101,865
Health care 0.9%					65,613,126
Health care equipment and supplies 0.3%
Danaher Corp. (D)	0.000	01-22-21		5,695,000	18,149,253
Hologic, Inc. (2.000% to 3-1-18; then 0.000% thereafter)	2.000	03-01-42		3,910,000	5,002,356
Health care providers and services 0.4%
Anthem, Inc.	2.750	10-15-42		9,369,000	25,091,353
Pharmaceuticals 0.2%
Bayer Capital Corp. BV (A)	5.625	11-22-19	EUR	12,500,000	17,370,164
Industrials 0.2%					14,306,513
Trading companies and distributors 0.2%
Air Lease Corp.	3.875	12-01-18		9,820,000	14,306,513
Information technology 0.3%					20,147,428
Semiconductors and semiconductor equipment 0.3%
Intel Corp.	3.250	08-01-39		9,305,000	15,946,444
Teradyne, Inc. (A)	1.250	12-15-23		3,255,000	4,200,984
Telecommunication services 0.1%					11,619,025
Diversified telecommunication services 0.1%

Liberty Interactive LLC (A)	1.750	09-30-46		9,185,000	11,619,025
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Strategic Income Opportunities Fund	23

	Rate (%)	Maturity date	Par value^	Value

Capital preferred securities 1.5%				$111,787,972
(Cost $107,318,041)
Financials 1.5%				111,787,972
Banks 1.3%
BAC Capital Trust XIV, Series G (Greater of 3 month LIBOR + 0.400% or 4.000%) (B)(C)	4.000	09-21-17	19,215,000	17,005,275
First Maryland Capital I (3 month LIBOR + 1.000%) (B)	2.304	01-15-27	6,695,000	6,310,038
First Maryland Capital II (3 month LIBOR + 0.850%) (B)	2.161	02-01-27	15,003,000	14,027,805
JPMorgan Chase Capital XXIII (3 month LIBOR + 1.000%) (B)	2.315	05-15-77	10,176,000	9,361,920
SunTrust Preferred Capital I (3 month LIBOR + 0.645%) (B)(C)	4.000	10-06-17	9,340,000	8,196,784
USB Capital IX (3 month LIBOR + 1.020%) (B)(C)	3.500	10-06-17	22,894,000	20,375,660
Wachovia Capital Trust III (Greater of 3 month LIBOR + 0.930% or 5.570%) (B)(C)	5.570	10-06-17	20,000,000	20,156,240
Diversified financial services 0.2%

ILFC E-Capital Trust I (A)(B)	4.340	12-21-65	17,215,000	16,354,250
Term loans (E) 7.4%				$566,079,539
(Cost $569,156,772)
Consumer discretionary 2.4%				180,331,062
Auto components 0.2%
American Axle & Manufacturing, Inc. (1 month LIBOR + 2.250%)	3.490	04-06-24	12,389,850	12,312,413
Diversified consumer services 0.3%
The ServiceMaster Company LLC (1 month LIBOR + 2.500%)	3.739	11-08-23	22,817,450	22,834,563
Hotels, restaurants and leisure 1.0%
Four Seasons Hotels, Ltd. (1 month LIBOR + 2.500%)	3.739	11-30-23	25,658,499	25,747,534
Hilton Worldwide Finance LLC (1 and 3 month LIBOR + 2.000%)	3.234	10-25-23	18,866,275	18,922,497
New Red Finance, Inc. (1 and 3 month LIBOR + 2.250%)	3.511	02-16-24	35,631,024	35,508,454
Media 0.9%
CBS Radio, Inc. (F)	TBD	10-17-23	19,925,000	19,958,275
Charter Communications Operating LLC (1 month LIBOR + 2.250%)	3.489	01-15-24	26,927,073	27,046,629
Cinemark USA, Inc. (1 and 2 month LIBOR + 2.000%)	3.270	05-09-22	11,195,872	11,216,920
Coral US Company Borrower LLC (1 month LIBOR + 3.500%)	4.739	01-31-25	6,825,000	6,783,777
24	JOHN HANCOCK Strategic Income Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Consumer staples 0.6%				$45,368,853
Food and staples retailing 0.3%
Albertson's LLC (1 month LIBOR + 2.750%)	3.989	08-25-21	10,721,481	10,395,977
Aramark Services, Inc. (1 month LIBOR + 2.000%)	3.239	03-28-24	15,107,138	15,144,905
Household products 0.3%
Spectrum Brands, Inc. (2 and 3 month LIBOR + 2.000%)	3.313	06-23-22	19,751,335	19,827,971
Energy 0.5%				36,679,081
Oil, gas and consumable fuels 0.5%
MEG Energy Corp. (1 month LIBOR + 3.500%)	4.734	12-31-23	19,261,725	19,093,185
Peabody Energy Corp. (1 month LIBOR + 4.500%)	5.739	03-31-22	17,467,988	17,585,896
Financials 0.2%				11,141,058
Insurance 0.2%
USI, Inc. (F)	TBD	07-26-24	11,230,000	11,141,058
Health care 0.3%				24,279,860
Biotechnology 0.2%
Grifols Worldwide Operations USA, Inc. (1 week LIBOR + 2.250%)	3.444	01-31-25	17,511,113	17,529,849
Health care equipment and supplies 0.1%
Air Medical Group Holdings, Inc. (1 month LIBOR + 4.000%)	5.231	04-28-22	6,865,000	6,750,011
Industrials 0.5%				40,498,226
Aerospace and defense 0.1%
StandardAero Aviation Holdings, Inc. (F)	TBD	07-07-22	4,315,000	4,325,788
Airlines 0.3%
American Airlines, Inc. (1 month LIBOR + 2.500%)	3.734	04-28-23	15,087,600	15,134,824
United Airlines, Inc. (3 month LIBOR + 2.250%)	3.561	04-01-24	12,084,713	12,133,776
Machinery 0.1%
RBS Global, Inc. (3 month LIBOR + 2.750%)	4.049	08-21-23	8,890,325	8,903,838
Information technology 1.2%				93,013,796
Communications equipment 0.2%
Avaya, Inc. (G)	6.250	05-29-20	13,545,000	11,403,265
Avaya, Inc. (1 month LIBOR + 7.500%)	8.733	01-24-18	2,725,000	2,765,875
Electronic equipment, instruments and components 0.4%
Dell International LLC (1 month LIBOR + 2.500%)	3.740	09-07-23	17,537,696	17,602,761
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Strategic Income Opportunities Fund	25

	Rate (%)	Maturity date	Par value^	Value
Information technology (continued)
Electronic equipment, instruments and components (continued)
Zebra Technologies Corp. (3 month LIBOR + 2.000%)	3.314	10-27-21	17,124,201	$17,101,597
IT services 0.5%
First Data Corp. (1 month LIBOR + 2.250%)	3.486	07-08-22	24,480,468	24,449,868
Gartner, Inc. (1 month LIBOR + 2.000%)	3.239	04-05-24	13,281,065	13,314,268
Software 0.1%
Ascend Learning LLC (3 month LIBOR + 3.250%)	4.533	07-12-24	6,355,000	6,376,162
Materials 0.5%				41,394,794
Containers and packaging 0.5%
Berry Plastics Corp. (1 month LIBOR + 2.250%)	3.481	02-08-20	12,819,194	12,827,271
Berry Plastics Corp. (1 month LIBOR + 2.250%)	3.481	01-19-24	24,039,750	24,033,740
Berry Plastics Corp. (1 month LIBOR + 2.250%)	3.486	10-01-22	4,533,194	4,533,783
Telecommunication services 1.2%				93,372,809
Diversified telecommunication services 0.5%
Atlantic Broadband Finance LLC (F)	TBD	08-11-24	14,365,000	14,262,434
CenturyLink, Inc. (F)	TBD	02-17-18	18,295,000	18,295,000
CenturyLink, Inc.	2.750	01-31-25	10,240,000	10,013,901
Wireless telecommunication services 0.7%
SBA Senior Finance II LLC (1 month LIBOR + 2.250%)	3.490	03-24-21	23,875,926	23,908,874

Sprint Communications, Inc. (1 month LIBOR + 2.500%)	3.750	02-02-24	26,892,600	26,892,600
Collateralized mortgage obligations 4.5%				$344,334,093
(Cost $342,512,530)
Commercial and residential 3.7%				285,975,126
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1 (B)	3.493	04-25-35	1,802,871	1,829,467
Alternative Loan Trust Series 2004-J5, Class M1 (1 month LIBOR + 0.900%) (B)	2.134	08-25-34	13,217,000	12,838,858
Americold LLC Series 2010-ARTA, Class D (A)	7.443	01-14-29	5,435,000	6,101,549
Banc of America Funding Trust Series 2005-B, Class 3A1B (1 month LIBOR + 0.310%) (B)	1.541	04-20-35	5,152,159	5,063,424
BBCMS Mortgage Trust Series 2015-STP, Class A (A)	3.323	09-10-28	5,220,666	5,384,724
Bear Stearns Adjustable Rate Mortgage Trust
Series 2004-10, Class 12A3 (B)	3.329	01-25-35	1,819,197	1,832,637
26	JOHN HANCOCK Strategic Income Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2005-2, Class A1 (1 Year CMT + 2.450%) (B)	3.260	03-25-35	1,693,564	$1,709,569
Series 2005-5, Class A2 (1 Year CMT + 2.150%) (B)	2.820	08-25-35	2,361,551	2,351,157
Bear Stearns ALT-A Trust
Series 2004-12, Class 1A1 (1 month LIBOR + 0.700%) (B)	1.934	01-25-35	1,176,636	1,152,995
Series 2004-13, Class A1 (1 month LIBOR + 0.740%) (B)	1.974	11-25-34	2,003,026	1,993,525
Series 2004-8, Class 1A (1 month LIBOR + 0.700%) (B)	1.934	09-25-34	1,220,434	1,208,956
Series 2005-7, Class 11A1 (1 month LIBOR + 0.540%) (B)	1.774	08-25-35	1,333,477	1,307,198
BWAY Mortgage Trust Series 2015-1740, Class D (A)(B)	3.787	01-10-35	3,335,000	3,354,919
BXHTL Mortgage Trust Series 2015-JWRZ, Class GL2 (1 month LIBOR + 3.688%) (A)(B)	4.915	05-15-29	6,055,000	6,127,121
BXP Trust
Series 2017-CC, Class C (A)(B)	3.670	08-13-37	6,835,000	6,976,101
Series 2017-GM, Class D (A)(B)	3.539	06-13-39	14,495,000	14,117,218
CGDB Commercial Mortgage Trust Series 2017-BIO, Class E (1 month LIBOR + 2.500%) (A)(B)	3.726	05-15-30	1,385,000	1,382,661
CGDBB Commercial Mortgage Trust Series 2017-BIO, Class D (1 month LIBOR + 1.600%) (A)(B)	2.850	07-15-28	2,330,000	2,330,000
Chase Mortgage Finance Trust Series 2007-A1, Class 2A1 (B)	3.692	02-25-37	1,521,856	1,534,421
CLNS Trust Series 2017-IKPR, Class C (1 month LIBOR + 1.100%) (A)(B)	2.329	06-11-32	8,070,000	8,039,514
Cold Storage Trust Series 2017-E3, Class C (1 month LIBOR + 1.350%) (A)(B)	2.577	04-15-36	9,365,000	9,400,259
Commercial Mortgage Trust (Bank of America Merrill Lynch/ Deutsche Bank) Series 2013-WWP, Class D (A)	3.898	03-10-31	2,710,000	2,833,188
Commercial Mortgage Trust (Deutsche Bank AG) Series 2014-TWC, Class D (1 month LIBOR + 2.250%) (A)(B)	3.479	02-13-32	11,010,000	11,053,701
Commercial Mortgage Trust (Deutsche Bank/Morgan Stanley) Series 2014-PAT, Class E (1 month LIBOR + 3.150%) (A)(B)	4.376	08-13-27	3,230,000	3,243,981
Core Industrial Trust Series 2015-CALW, Class F (A)(B)	3.979	02-10-34	6,270,000	6,339,857
Credit Suisse Commercial Mortgage Trust Series 2015-GLPB, Class A (A)	3.639	11-15-34	11,100,000	11,768,093
DSLA Mortgage Loan Trust
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Strategic Income Opportunities Fund	27

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2004-AR1 Class X2 IO	1.108	09-19-44	13,216,124	$688,908
Series 2005-AR2, Class X2 IO	1.722	03-19-45	27,667,947	1,670,978
GAHR Commercial Mortgage Trust Series 2015-NRF, Class EFX (A)(B)	3.495	12-15-34	7,160,000	7,207,472
GRACE Mortgage Trust Series 2014-GRCE, Class F (A)(B)	3.710	06-10-28	5,350,000	5,436,300
Greenwich Capital Commercial Funding Corp. Series 2006-GG7, Class AM (B)	5.959	07-10-38	2,375,702	2,373,014
GSR Mortgage Loan Trust Series 2004-5, Class 2A1 (B)	3.764	05-25-34	3,151,802	3,197,040
HarborView Mortgage Loan Trust
Series 2004-5, Class 2A-6 (B)	3.239	06-19-34	2,240,779	2,256,282
Series 2004-7, Class 4A (B)	3.533	11-19-34	3,024,941	3,109,500
Series 2005-2, Class X IO	1.155	05-19-35	7,537,842	399,017
Series 2005-9, Class 2A1A (1 month LIBOR + 0.340%) (B)	1.571	06-20-35	2,594,681	2,535,731
Series 2005-9, Class 2A1C (1 month LIBOR + 0.450%) (B)	1.681	06-20-35	1,787,819	1,775,279
Series 2007-3, Class ES IO (A)	0.350	05-19-47	8,344,504	127,896
Series 2007-4, Class ES IO	0.350	07-19-47	8,788,999	125,182
Series 2007-6, Class ES IO (A)	0.343	08-19-37	7,067,944	88,491
IMT Trust Series 2017-A3, Class EFL (1 month LIBOR + 2.150%) (A)(B)	3.377	06-15-34	3,820,000	3,829,871
IndyMac Index Mortgage Loan Trust
Series 2005-AR18, Class 1X IO	1.570	10-25-36	15,797,384	1,113,847
Series 2005-AR18, Class 2X IO	1.347	10-25-36	12,781,967	491,109
JPMorgan Chase Commercial Mortgage Securities Trust Series 2006-LDP7, Class AM (B)	6.138	04-17-45	82,787	82,700
Merrill Lynch Mortgage Investors Trust
Series 2004-1, Class 2A1 (B)	3.129	12-25-34	1,134,809	1,143,184
Series 2005-2, Class 1A (6 month LIBOR + 1.250%) (B)	2.665	10-25-35	36,181	36,121
Series 2005-A2, Class A2 (B)	2.971	02-25-35	2,606,499	2,659,583
Series 2005-A8, Class A2A (1 month LIBOR + 0.270%) (B)	1.504	08-25-36	11,339,780	11,044,170
Series 2006-3, Class 2A1 (B)	4.248	10-25-36	1,284,312	1,266,992
Series 2007-1, Class 2A1 (B)	3.403	01-25-37	4,316,379	4,280,466
Morgan Stanley Capital I Trust Series 2014-150E, Class F (A)(B)	4.438	09-09-32	6,185,000	6,245,725
Morgan Stanley Mortgage Loan Trust
Series 2004-8AR, Class 4A1 (B)	3.403	10-25-34	783,616	796,784
Series 2004-9, Class 1A (B)	5.446	11-25-34	1,990,348	2,084,265
MSCG Trust Series 2016-SNR, Class D (A)	6.550	11-15-34	4,045,000	4,067,775
MSDB Trust Series 2017-712F, Class B (A)(B)	3.568	07-11-39	9,350,000	9,608,079
28	JOHN HANCOCK Strategic Income Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Olympic Tower Mortgage Trust Series 2017-OT, Class A (A)	3.566	05-10-39	7,045,000	$7,405,039
One Market Plaza Trust Series 2017-1MKT, Class D (A)	4.145	02-10-32	2,905,000	3,003,075
Opteum Mortgage Acceptance Corp. Trust Series 2005-4, Class 1APT (1 month LIBOR + 0.310%) (B)	1.544	11-25-35	1,544,546	1,526,619
Queens Center Mortgage Trust Series 2013-QCA, Class D (A)(B)	3.590	01-11-37	4,830,000	4,854,027
SFAVE Commercial Mortgage Securities Trust Series 2015-5AVE, Class D (A)(B)	4.534	01-05-43	5,655,000	4,651,029
Structured Asset Securities Corp. Series 2003-7A, Class 3A6 (B)	3.285	12-25-33	1,896,757	1,871,266
Thornburg Mortgage Securities Trust Series 2007-4, Class 1A1 (B)	2.998	09-25-37	6,438,163	6,485,342
VNDO Trust Series 2016-350P, Class D (A)(B)	4.033	01-10-35	9,985,000	9,998,682
WaMu Mortgage Pass Through Certificates
Series 2004-AR14, Class A1 (B)	2.917	01-25-35	2,935,214	2,997,999
Series 2005-AR19, Class A1A2 (1 month LIBOR + 0.290%) (B)	1.524	12-25-45	3,041,601	2,977,579
Series 2005-AR2, Class 2A1B (1 month LIBOR + 0.370%) (B)	1.604	01-25-45	3,800,797	3,674,890
Series 2005-AR2, Class 2A2B (1 month LIBOR + 0.380%) (B)	1.614	01-25-45	2,640,807	2,579,783
Series 2005-AR3, Class A2 (B)	3.056	03-25-35	2,959,745	2,996,287
Series 2005-AR6, Class 2A1A (1 month LIBOR + 0.230%) (B)	1.464	04-25-45	6,294,270	6,174,234
Series 2005-AR8, Class 2AB2 (1 month LIBOR + 0.420%) (B)	1.654	07-25-45	2,883,330	2,811,850
Series 2005-AR8, Class 2AB3 (1 month LIBOR + 0.360%) (B)	1.594	07-25-45	2,623,290	2,575,248
Wells Fargo Commercial Mortgage Trust Series 2013-BTC, Class E (A)(B)	3.668	04-16-35	7,406,403	6,826,355
Wells Fargo Mortgage Backed Securities Trust Series 2004-Z, Class 2A1 (B)	3.001	12-25-34	1,523,025	1,548,968
U.S. Government Agency 0.8%				58,358,967
Federal Home Loan Mortgage Corp.
Series 2014-DN2, Class M2 (1 month LIBOR + 1.650%) (B)	2.884	04-25-24	2,398,317	2,432,821
Series 2015-DNA1, Class M2 (1 month LIBOR + 1.850%) (B)	3.084	10-25-27	3,690,000	3,775,924
Series 2015-DNA1, Class M3 (1 month LIBOR + 3.300%) (B)	4.534	10-25-27	2,700,000	2,974,461
Series 2016-A3, Class M1 (1 month LIBOR + 0.800%) (B)	2.034	03-25-29	4,808,740	4,822,762
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Strategic Income Opportunities Fund	29

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Series 2016-DNA2, Class M2 (1 month LIBOR + 2.200%) (B)	3.434	10-25-28	10,830,000	$11,024,240
Series 292, Class IO	3.500	11-15-27	5,079,521	560,294
Series 296, Class IO	3.000	12-15-27	4,059,338	398,728
Series 304, Class C42 IO	4.000	12-15-27	7,163,962	637,960
Federal National Mortgage Association
Series 2012-118, Class AI IO	3.500	11-25-37	7,072,707	878,915
Series 2013-39, Class KI IO	4.000	05-25-28	10,234,879	1,107,698
Series 2014-C02, Class 1M1 (1 month LIBOR + 0.950%) (B)	2.184	05-25-24	1,134,682	1,138,521
Series 2014-C03, Class 1M1 (1 month LIBOR + 0.950%) (B)	2.184	10-25-29	16,918,701	16,958,771
Series 2014-C04, Class 2M1 (1 month LIBOR + 0.850%) (B)	2.084	11-25-29	9,137,069	9,173,307
Series 402, Class 3 IO	4.000	11-25-39	480,570	90,297
Series 402, Class 4 IO	4.000	10-25-39	740,041	132,487
Series 402, Class 7 IO	4.500	11-25-39	1,005,615	199,414
Series 406, Class 3 IO	4.000	01-25-41	2,636,590	499,549
Series 407, Class 4 IO	4.500	03-25-41	3,992,479	736,329
Series 407, Class 7 IO	5.000	03-25-41	2,813,838	553,004

Series 407, Class 8 IO	5.000	03-25-41	1,465,384	263,485
Asset backed securities 4.8%				$367,832,285
(Cost $359,838,715)
Asset backed securities 4.8%				367,832,285
Aames Mortgage Investment Trust Series 2005-4, Class M2 (1 month LIBOR + 0.735%) (B)	1.969	10-25-35	5,780,084	5,766,832
Accredited Mortgage Loan Trust Series 2005-2ACCR, Class M2 (1 month LIBOR + 0.660%) (B)	1.894	07-25-35	2,258,441	2,257,694
Aegis Asset Backed Securities Trust Series 2005-2, Class M2 (1 month LIBOR + 0.440%) (B)	1.674	06-25-35	2,710,245	2,664,743
American Express Credit Account Master Trust Series 2017-3, Class A	1.770	11-15-22	24,322,000	24,367,703
Applebee's Funding LLC Series 2014-1, Class A2 (A)	4.277	09-05-44	9,989,000	9,846,597
Bravo Mortgage Asset Trust Series 2006-1A, Class A2 (1 month LIBOR + 0.240%) (A)(B)	1.474	07-25-36	6,776,987	6,612,748
Chase Issuance Trust Series 2015-A7, Class A7	1.620	07-15-20	4,660,000	4,666,709
Citibank Credit Card Issuance Trust Series 2017-A3, Class A3	1.920	04-07-22	29,855,000	30,013,345
CKE Restaurant Holdings, Inc. Series 2013-1A, Class A2 (A)	4.474	03-20-43	22,291,760	22,465,894
Coinstar Funding LLC Series 2017-1A, Class A2 (A)	5.216	04-25-47	18,653,250	19,228,067
30	JOHN HANCOCK Strategic Income Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
DB Master Finance LLC Series 2015-1A, Class A2II (A)	3.980	02-20-45	35,173,124	$36,245,553
Discover Card Execution Note Trust
Series 2012-A6, Class A6	1.670	01-18-22	21,065,000	21,085,955
Series 2016-A4, Class A4	1.390	03-15-22	8,680,000	8,640,121
Domino's Pizza Master Issuer LLC
Series 2015-1A, Class A2II (A)	4.474	10-25-45	24,707,250	25,820,065
Series 2017-1A, Class A2I (3 month LIBOR + 1.250%) (A)(B)	2.486	07-25-47	24,280,000	24,319,091
Driven Brands Funding LLC Series 2015-1A, Class A2 (A)	5.216	07-20-45	4,435,988	4,523,243
First Frankin Mortgage Loan Trust Series 2005-FF7, Class M2 (1 month LIBOR + 0.470%) (B)	1.704	07-25-35	3,985,227	3,987,411
FOCUS Brands Funding LLC Series 2017-1A, Class A2II (A)	5.093	04-30-47	8,503,688	8,933,464
GSAA Home Equity Trust Series 2005-MTR1, Class A4 (1 month LIBOR + 0.370%) (B)	1.604	10-25-35	5,619,574	5,554,423
Home Equity Asset Trust Series 2003-1, Class M1 (1 month LIBOR + 1.500%) (B)	2.734	06-25-33	1,324,464	1,318,940
New Century Home Equity Loan Trust Series 2005-1, Class M1 (1 month LIBOR + 0.675%) (B)	1.909	03-25-35	6,785,000	6,610,632
Option One Mortgage Loan Trust Series 2005-2, Class M1 (1 month LIBOR + 0.660%) (B)	1.894	05-25-35	6,020,303	6,021,847
RASC Trust Series 2005-KS7, Class M4 (1 month LIBOR + 0.870%) (B)	2.104	08-25-35	3,041,000	3,035,737
Saxon Asset Securities Trust Series 2006-2, Class A3C (1 month LIBOR + 0.150%) (B)	1.384	09-25-36	8,334,880	8,130,137
Specialty Underwriting & Residential Finance Trust Series 2006-BC 1, Class A2D (1 month LIBOR + 0.300%) (B)	1.534	12-25-36	3,273,148	3,263,984
Structured Asset Investment Loan Trust
Series 2005-1, Class M2 (1 month LIBOR + 0.720%) (A)(B)	1.954	02-25-35	47,835	47,717
Series 2005-2, Class M2 (1 month LIBOR + 0.735%) (B)	1.969	03-25-35	7,939,243	7,864,556
Taco Bell Funding LLC Series 2016-1A, Class A23 (A)	4.970	05-25-46	28,502,100	30,452,499
Towd Point Mortgage Trust Series 2017-3, Class A1 (A)(B)	2.750	06-25-57	11,725,361	11,869,120
Wendys Funding LLC Series 2015-1A, Class A2II (A)	4.080	06-15-45	21,514,785	22,217,458

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Strategic Income Opportunities Fund	31

	Shares	Value
Common stocks 2.3%		$171,225,048
(Cost $134,181,320)
Consumer discretionary 0.0%		0
Media 0.0%
Vertis Holdings, Inc. (H)(I)	110,794	0
Financials 2.2%		167,087,774
Banks 1.9%
BankUnited, Inc.	248,604	8,273,541
Commerce Bancshares, Inc.	279,490	15,369,155
Cullen/Frost Bankers, Inc.	171,514	14,441,479
First Financial Bancorp	295,930	7,087,524
First Republic Bank	95,420	9,260,511
Glacier Bancorp, Inc.	189,893	6,306,347
Investors Bancorp, Inc.	634,693	8,308,131
MB Financial, Inc.	153,457	6,102,985
Park National Corp.	61,349	5,925,700
SVB Financial Group (I)	40,958	6,935,828
Synovus Financial Corp.	418,995	17,648,069
The PNC Financial Services Group, Inc.	145,482	18,244,898
U.S. Bancorp	371,606	19,044,808
Consumer finance 0.2%
American Express Company	60,143	5,178,312
Capital One Financial Corp.	169,260	13,474,789
Thrifts and mortgage finance 0.1%
Oritani Financial Corp.	341,788	5,485,697
Industrials 0.1%		4,137,274
Construction and engineering 0.1%

HC2 Holdings, Inc. (I)	907,297	4,137,274
Preferred securities 5.0%		$385,482,629
(Cost $361,488,387)
Energy 0.3%		24,065,365
Oil, gas and consumable fuels 0.3%
Kinder Morgan, Inc., 9.750%	570,675	24,065,365
Financials 2.7%		208,360,670
Banks 2.5%
First Republic Bank, 5.125%	340,100	8,546,713
First Republic Bank, 5.500%	224,961	6,033,454
First Tennessee Bank NA (Greater of 3 month LIBOR + 0.850% or 3.750%), 3.750% (A)(B)	22,722	17,495,940
GMAC Capital Trust I (3 month LIBOR + 5.785%), 6.967% (B)	1,315	34,348
Huntington Bancshares, Inc., 8.500%	22,242	31,850,544
32	JOHN HANCOCK Strategic Income Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Banks (continued)
IBERIABANK Corp. (6.600% to 5-1-26, then 3 month LIBOR + 4.920%)	108,143	$2,991,235
M&T Bank Corp., Series A, 6.375%	12,080	12,406,160
People's United Financial, Inc. (5.625% to 12-15-26, then 3 month LIBOR + 4.020%)	481,250	12,926,375
Regions Financial Corp., 6.375%	370,170	9,398,616
SunTrust Banks, Inc. (3 month LIBOR + 0.530%) (B)	309,575	7,723,896
Synovus Financial Corp., Series C (7.875% to 8-1-18, then 3 month LIBOR + 6.390%)	1,992	53,425
U.S. Bancorp (6.500% to 1-15-22, then 3 month LIBOR + 4.468%)	429,175	12,501,868
U.S. Bancorp (Greater of 3 month LIBOR + 1.020% or 3.500%) (B)	25,335	22,370,805
Valley National Bancorp (5.500% to 9-30-22, then 3 month LIBOR + 3.578%)	272,325	7,216,613
Valley National Bancorp (6.250% to 6-30-25, then 3 month LIBOR + 3.850%)	253,467	7,312,523
Wells Fargo & Company (5.850% to 9-15-23, then 3 month LIBOR + 3.090%)	228,245	6,205,982
Wells Fargo & Company (6.625% to 3-15-24, then 3 month LIBOR + 3.690%)	476,753	13,697,114
Wells Fargo & Company, Series L, 7.500%	5,635	7,500,185
Zions Bancorporation (6.950% to 9-15-23, then 3 month LIBOR + 3.890%)	189,290	5,674,914
Insurance 0.2%
The Hartford Financial Services Group, Inc. (7.875% to 04-15-22, then 3 month LIBOR + 5.596%)	536,600	16,419,960
Health care 0.3%		24,623,206
Health care equipment and supplies 0.2%
Becton, Dickinson and Company, 6.125%	261,240	14,530,169
Pharmaceuticals 0.1%
Allergan PLC, 5.500%	12,320	10,093,037
Industrials 0.3%		17,686,937
Machinery 0.3%
Rexnord Corp., 5.750%	244,990	13,457,301
Stanley Black & Decker, Inc., 5.375%	38,215	4,229,636
Real estate 0.4%		32,875,396
Equity real estate investment trusts 0.4%
American Tower Corp., 5.500%	147,551	19,248,028
Colony NorthStar, Inc., 7.125%	180,025	4,596,038
Crown Castle International Corp., Series A, 6.875%	8,140	9,031,330
Utilities 1.0%		77,871,055
Electric utilities 0.8%
NextEra Energy, Inc., 6.123%	475,270	26,425,012
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Strategic Income Opportunities Fund	33

	Shares	Value
Utilities (continued)
Electric utilities (continued)
NextEra Energy, Inc., 6.371%	336,050	$22,733,783
SCE Trust VI, 5.000%	347,825	8,918,233
Multi-utilities 0.2%
Dominion Energy, Inc., 6.750%	386,980	19,794,027

	Shares/ Notional amount	Value
Purchased options 0.4%		$27,142,813
(Cost $38,526,454)
Calls 0.3%		24,092,596
Over the Counter Option on the GBP vs. CAD (Expiration Date: 5-1-19; Strike Price: GBP 1.59; Counterparty: JP Morgan Securities, Inc.) (I)(J)	166,995,000	7,310,046
Over the Counter Option on the GBP vs. USD (Expiration Date: 6-29-18; Strike Price: GBP 1.24; Counterparty: Goldman Sachs & Company) (I)(J)	205,960,000	3,570,646
Over the Counter Option on the GBP vs. USD (Expiration Date: 9-26-17; Strike Price: GBP 1.23; Counterparty: Canadian Imperial Bank) (I)(J)	118,760,000	16,892
Over the Counter Option on the USD vs. CAD (Expiration Date: 10-10-17; Strike Price: $1.17; Counterparty: Canadian Imperial Bank) (I)(J)	237,015,000	9,244
Over the Counter Option on the USD vs. CAD (Expiration Date: 11-3-17; Strike Price: $1.18; Counterparty: RBC Dominion Securities, Inc.) (I)(J)	210,515,000	120,837
Over the Counter Option on the USD vs. CAD (Expiration Date: 1-18-18; Strike Price: $1.28; Counterparty: RBC Dominion Securities, Inc.) (I)(J)	53,350,000	1,716,216
Over the Counter Option on the USD vs. CAD (Expiration Date: 11-9-2017; Strike Price: $1.27; Counterparty: Toronto Dominion Bank) (I)(J)	120,000,000	2,573,040
Over the Counter Option on the USD vs. CAD (Expiration Date: 12-13-17; Strike Price: $1.23; Counterparty: RBC Dominion Securities, Inc.) (I)(J)	121,570,000	1,144,582
Over the Counter Option on the USD vs. CAD (Expiration Date: 12-15-17; Strike Price: $1.18; Counterparty: RBC Dominion Securities, Inc.) (I)(J)	154,400,000	290,581
Over the Counter Option on the USD vs. CAD (Expiration Date: 12-8-17; Strike Price: $1.25; Counterparty: RBC Dominion Securities, Inc.) (I)(J)	127,475,000	1,827,099
Over the Counter Option on the USD vs. CAD (Expiration Date: 9-7-18; Strike Price: $1.25; Counterparty: Goldman Sachs & Company) (I)(J)	167,836,000	5,513,413
Puts 0.1%		3,050,217
Over the Counter Option on the EUR vs. GBP (Expiration Date: 12-14-17; Strike Price: EUR 0.93; Counterparty: U.S. Bank N.A.) (I)(J)	161,430,000	2,810,935
Over the Counter Option on the USD vs. JPY (Expiration Date: 11-15-17; Strike Price: $97.65; Counterparty: UBS Securities LLC) (I)(J)	74,640,000	31,946
Over the Counter Option on the USD vs. KRW (Expiration Date: 10-30-2017; Strike Price: $1,255.00; Counterparty: Morgan Stanley & Company, Inc.) (I)(J)	82,010,000	109,811
Over the Counter Option on the USD vs. KRW (Expiration Date: 9-29-17; Strike Price: $1,210.00; Counterparty: Standard Chartered Bank) (I)(J)	115,825,570	97,525

	Shares	Value
Warrants 0.2%		$17,918,983
(Cost $17,980,053)
JPMorgan Chase & Co. (Expiration date: 10-28-18; Strike Price: $41.97) (I)	98,800	4,880,720
SunTrust Banks, Inc. (Expiration date: 11-14-18; Strike Price: $44.15) (I)	336,247	4,142,563
34	JOHN HANCOCK Strategic Income Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
The PNC Financial Services Group, Inc. (Expiration Date: 12-31-18; Strike Price: $67.33) (I)	85,000	$4,959,750
Wells Fargo & Company (Expiration Date: 10-28-18; Strike Price: $33.76) (I)	223,000	3,935,950

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 4.9%				$379,959,360
(Cost $379,959,360)
U.S. Government Agency 1.8%				142,225,000
Federal Agricultural Mortgage Corp. Discount Note	0.900	09-01-17	32,381,000	32,381,000
Federal Home Loan Bank Discount Note	0.869	09-01-17	109,844,000	109,844,000

	Par value^	Value
Repurchase agreement 3.1%		237,734,360
Barclays Tri-Party Repurchase Agreement dated 8-31-17 at 1.050% to be repurchased at $191,681,591 on 9-1-17, collateralized by $191,592,900 U.S. Treasury Notes, 2.000% - 2.125% due 8-15-21 to 10-31-21 (valued at $195,515,272, including interest)	191,676,000	191,676,000
Repurchase Agreement with State Street Corp. dated 8-31-17 at 0.340% to be repurchased at $45,570,430 on 9-1-17, collateralized by $46,250,000 Federal Farm Credit Bank, 1.125% due 9-22-17 (valued at $46,482,453, including interest)	45,570,000	45,570,000
Repurchase Agreement with State Street Corp. dated 8-31-17 at 0.000% to be repurchased at $488,360 on 9-1-17, collateralized by $497,000 U.S. Treasury Notes, 1.500% due 8-31-18 (valued at $498,146, including interest)	488,360	488,360

Total investments (Cost $7,394,522,937) 98.8%	$7,563,785,430
Other assets and liabilities, net 1.2%	92,130,536
Total net assets 100.0%	$7,655,915,966

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Strategic Income Opportunities Fund	35

NZD	New Zealand Dollar
PHP	Philippine Peso
SEK	Swedish Krona
SGD	Singapore Dollar
Security Abbreviations and Legend
CMT	Constant Maturity Treasury
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
LIBOR	London Interbank Offered Rate
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $1,631,769,493 or 21.3% of the fund's net assets as of 8-31-17.
(B)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(C)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(D)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.
(E)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(F)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
(G)	Non-income producing - Issuer is in default.
(H)	Security is valued using significant unobservable inputs.
(I)	Non-income producing security.
(J)	For this type of option, notional amounts are equivalent to number of contracts.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
36	JOHN HANCOCK Strategic Income Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
10-Year U.S. Treasury Note Futures	6,275	Short	Dec 2017	$(794,458,235)	$(796,826,953)	$(2,368,718)
5-Year U.S. Treasury Note Futures	2,365	Short	Dec 2017	(279,776,875)	(280,252,500)	(475,625)
U.S. Treasury Long Bond Futures	1,150	Short	Dec 2017	(178,822,056)	(179,507,813)	(685,757)
						$(3,530,100)
* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
AUD	586,011,264	CAD	583,366,240	Goldman Sachs Bank USA	9/20/2017	—	$(1,480,571)
AUD	261,371,986	CAD	261,132,846	Royal Bank of Canada	9/20/2017	—	(1,413,729)
AUD	169,225,000	CAD	168,146,191	State Street Bank and Trust Company	9/20/2017	—	(175,256)
AUD	41,237,500	CAD	40,164,500	Toronto Dominion Bank	9/20/2017	$606,153	—
AUD	145,994,250	CAD	142,267,708	UBS AG	9/20/2017	2,088,127	—
AUD	98,770,000	NZD	102,825,694	Goldman Sachs Bank USA	9/20/2017	4,695,552	—
AUD	394,665,856	USD	300,120,459	Goldman Sachs Bank USA	9/20/2017	13,563,841	—
AUD	211,400,000	USD	168,051,373	Standard Chartered Bank	9/20/2017	—	(28,575)
AUD	163,900,000	USD	129,149,922	State Street Bank and Trust Company	9/20/2017	1,119,409	—
CAD	416,870,025	AUD	420,240,000	Goldman Sachs Bank USA	9/20/2017	—	(118,198)
CAD	146,056,646	AUD	145,175,000	Royal Bank of Canada	9/20/2017	1,597,778	—
CAD	168,589,560	AUD	169,225,000	State Street Bank and Trust Company	9/20/2017	530,373	—
CAD	242,543,659	AUD	247,475,000	UBS AG	9/20/2017	—	(2,429,848)
CAD	316,889,963	EUR	211,720,000	State Street Bank and Trust Company	9/20/2017	1,571,899	—
CAD	274,949,981	GBP	169,380,000	Bank of Nova Scotia	9/20/2017	1,084,609	—
CAD	68,606,266	GBP	42,620,000	Citibank N.A.	9/20/2017	—	(189,739)
CAD	461,445,139	GBP	278,705,000	Royal Bank of Canada	9/20/2017	9,017,926	—
CAD	339,164,275	GBP	209,385,000	U.S. Bank	9/20/2017	760,294	—
CAD	145,489,633	NZD	156,655,000	Australia and New Zealand Banking Group	9/20/2017	4,083,897	—
CAD	77,769,843	NZD	82,250,000	Bank of Nova Scotia	9/20/2017	3,251,199	—
CAD	424,305,541	NZD	452,145,000	Toronto Dominion Bank	9/20/2017	15,300,549	—
CAD	770,654,460	USD	597,291,230	Bank of Nova Scotia	9/20/2017	19,965,639	—
CAD	755,385,532	USD	594,350,000	Canadian Imperial Bank of Commerce	9/20/2017	10,677,198	—
CAD	107,030,911	USD	82,465,000	Citibank N.A.	9/20/2017	3,261,572	—
CAD	436,328,573	USD	323,718,712	Goldman Sachs Bank USA	9/20/2017	25,759,327	—
CAD	2,850,241,046	USD	2,225,727,738	Royal Bank of Canada	9/20/2017	57,177,190	—
CAD	436,328,573	USD	324,510,401	State Street Bank and Trust Company	9/20/2017	24,967,637	—
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Strategic Income Opportunities Fund	37

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
CAD	2,639,809,075	USD	2,028,699,689	Toronto Dominion Bank	9/20/2017	$85,659,430	—
CHF	23,590,506	EUR	20,515,000	HSBC Bank USA	9/20/2017	183,117	—
CHF	23,339,120	EUR	20,545,000	U.S. Bank	9/20/2017	—	$(115,029)
EUR	251,310,000	CAD	374,737,891	Goldman Sachs Bank USA	9/20/2017	—	(738,061)
EUR	211,720,000	CAD	316,947,381	State Street Bank and Trust Company	9/20/2017	—	(1,617,889)
EUR	20,515,000	CHF	23,378,689	HSBC Bank USA	9/20/2017	37,984	—
EUR	20,545,000	CHF	23,267,829	U.S. Bank	9/20/2017	189,445	—
EUR	371,465,000	GBP	331,159,754	Citibank N.A.	9/20/2017	14,119,476	—
EUR	166,925,000	GBP	150,074,600	HSBC Bank USA	9/20/2017	4,712,725	—
EUR	61,845,000	GBP	55,692,226	JPMorgan Chase Bank N.A.	9/20/2017	1,629,312	—
EUR	294,140,000	GBP	260,648,211	Morgan Stanley Capital Services, Inc.	9/20/2017	13,220,043	—
EUR	82,180,000	GBP	72,283,884	Royal Bank of Canada	9/20/2017	4,390,660	—
EUR	287,630,000	GBP	254,822,151	State Street Bank and Trust Company	9/20/2017	13,001,599	—
EUR	164,350,000	GBP	147,900,707	Toronto Dominion Bank	9/20/2017	4,457,387	—
EUR	20,540,000	GBP	18,333,573	U.S. Bank	9/20/2017	751,965	—
EUR	287,620,000	JPY	37,071,352,623	Goldman Sachs Bank USA	9/20/2017	5,227,600	—
EUR	164,600,000	JPY	21,366,561,400	HSBC Bank USA	9/20/2017	1,614,815	—
EUR	41,150,000	JPY	5,347,754,417	Royal Bank of Canada	9/20/2017	348,050	—
EUR	123,205,000	JPY	15,929,433,181	Standard Chartered Bank	9/20/2017	1,788,396	—
EUR	592,235,000	USD	694,890,054	Goldman Sachs Bank USA	9/20/2017	10,694,230	—
EUR	52,437,194	USD	58,663,062	Royal Bank of Canada	9/20/2017	3,810,213	—
EUR	253,815,000	USD	296,769,635	Standard Chartered Bank	9/20/2017	5,623,629	—
GBP	169,380,000	CAD	273,873,910	Bank of Nova Scotia	9/20/2017	—	(222,729)
GBP	166,625,000	CAD	273,456,227	Citibank N.A.	9/20/2017	—	(3,452,493)
GBP	1,048,565,000	CAD	1,758,831,297	Royal Bank of Canada	9/20/2017	—	(52,147,603)
GBP	123,210,000	CAD	201,410,155	State Street Bank and Trust Company	9/20/2017	—	(1,915,653)
GBP	912,345,000	CAD	1,515,178,862	Toronto Dominion Bank	9/20/2017	—	(33,229,740)
GBP	413,447,000	CAD	668,897,710	U.S. Bank	9/20/2017	—	(853,625)
GBP	253,658,958	EUR	287,590,625	Bank of Nova Scotia	9/20/2017	—	(14,459,580)
GBP	331,236,685	EUR	371,465,000	Citibank N.A.	9/20/2017	—	(14,019,945)
GBP	258,795,491	EUR	293,199,375	HSBC Bank USA	9/20/2017	—	(14,496,364)
GBP	55,985,372	EUR	61,845,000	JPMorgan Chase Bank N.A.	9/20/2017	—	(1,250,052)
GBP	37,140,428	EUR	42,020,000	Morgan Stanley Capital Services, Inc.	9/20/2017	—	(2,011,525)
GBP	37,475,137	EUR	41,135,000	State Street Bank and Trust Company	9/20/2017	—	(524,109)
GBP	221,447,792	EUR	246,550,000	Toronto Dominion Bank	9/20/2017	—	(7,237,595)
GBP	18,409,386	EUR	20,540,000	U.S. Bank	9/20/2017	—	(653,881)
GBP	164,295,000	JPY	23,646,972,778	Standard Chartered Bank	9/20/2017	—	(2,687,509)
GBP	247,290,000	USD	315,363,119	Citibank N.A.	9/20/2017	4,570,689	—
GBP	81,565,000	USD	104,080,203	Goldman Sachs Bank USA	9/20/2017	1,445,298	—
38	JOHN HANCOCK Strategic Income Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
GBP	123,830,000	USD	160,575,314	JPMorgan Chase Bank N.A.	9/20/2017	—	$(369,065)
GBP	83,095,000	USD	107,257,572	Royal Bank of Canada	9/20/2017	$247,381	—
GBP	61,590,000	USD	79,904,402	Standard Chartered Bank	9/20/2017	—	(221,750)
GBP	293,395,000	USD	375,266,567	Toronto Dominion Bank	9/20/2017	4,316,026	—
GBP	82,135,000	USD	106,606,713	U.S. Bank	9/20/2017	—	(343,769)
GBP	227,010,000	USD	294,727,083	UBS AG	9/20/2017	—	(1,030,720)
JPY	37,365,642,625	EUR	287,620,000	Goldman Sachs Bank USA	9/20/2017	—	(2,548,833)
JPY	26,748,059,640	EUR	205,750,000	Royal Bank of Canada	9/20/2017	—	(1,655,714)
JPY	15,992,871,435	EUR	123,205,000	Standard Chartered Bank	9/20/2017	—	(1,210,951)
JPY	23,709,723,611	GBP	164,295,000	Standard Chartered Bank	9/20/2017	3,258,696	—
JPY	6,712,765,562	NZD	85,255,000	Citibank N.A.	9/20/2017	—	(92,938)
JPY	19,817,799,290	NZD	246,940,000	JPMorgan Chase Bank N.A.	9/20/2017	3,138,415	—
JPY	9,369,420,182	USD	83,439,423	Goldman Sachs Bank USA	9/20/2017	1,845,396	—
JPY	54,039,369,478	USD	493,245,000	U.S. Bank	9/20/2017	—	(1,353,536)
MXN	766,053,400	USD	41,230,000	Citibank N.A.	9/20/2017	1,512,268	—
MXN	3,031,686,746	USD	164,435,000	Standard Chartered Bank	9/20/2017	4,719,221	—
MXN	4,507,297,745	USD	246,720,000	State Street Bank and Trust Company	9/20/2017	4,766,549	—
NOK	675,750,000	SEK	696,842,105	State Street Bank and Trust Company	9/20/2017	—	(639,743)
NZD	128,980,511	AUD	123,320,000	Bank of Nova Scotia	9/20/2017	—	(5,434,324)
NZD	82,250,000	CAD	77,725,016	Bank of Nova Scotia	9/20/2017	—	(3,215,295)
NZD	166,850,000	CAD	153,352,603	Goldman Sachs Bank USA	9/20/2017	—	(3,063,832)
NZD	213,380,000	CAD	193,184,863	Royal Bank of Canada	9/20/2017	—	(1,568,519)
NZD	773,640,000	CAD	721,801,315	Toronto Dominion Bank	9/20/2017	—	(22,812,598)
NZD	246,940,000	JPY	19,662,893,828	JPMorgan Chase Bank N.A.	9/20/2017	—	(1,728,393)
NZD	21,295,000	USD	15,434,616	Citibank N.A.	9/1/2017	—	(144,810)
NZD	82,665,000	USD	60,192,768	Australia and New Zealand Banking Group	9/20/2017	—	(856,207)
NZD	313,985,000	USD	227,481,569	Citibank N.A.	9/20/2017	—	(2,104,565)
NZD	164,370,000	USD	119,636,787	Goldman Sachs Bank USA	9/20/2017	—	(1,652,749)
NZD	138,021,329	USD	100,221,241	Standard Chartered Bank	9/20/2017	—	(1,150,159)
SGD	50,422,904	USD	36,330,000	Goldman Sachs Bank USA	9/20/2017	859,933	—
USD	640,777,454	AUD	850,881,781	Australia and New Zealand Banking Group	9/20/2017	—	(35,511,747)
USD	285,947,817	AUD	374,093,232	Goldman Sachs Bank USA	9/20/2017	—	(11,385,160)
USD	168,355,789	AUD	211,400,000	Standard Chartered Bank	9/20/2017	332,991	—
USD	129,227,119	AUD	163,900,000	State Street Bank and Trust Company	9/20/2017	—	(1,042,212)
USD	93,791,897	CAD	118,413,077	Bank of Montreal	9/20/2017	—	(1,051,238)
USD	287,595,000	CAD	370,020,699	Bank of Nova Scotia	9/20/2017	—	(8,773,645)
USD	82,465,000	CAD	106,799,597	Citibank N.A.	9/20/2017	—	(3,076,301)
USD	651,976,866	CAD	828,558,492	Royal Bank of Canada	9/20/2017	—	(11,658,326)
USD	1,212,199,294	CAD	1,581,910,196	Toronto Dominion Bank	9/20/2017	—	(54,834,100)
USD	292,181	CHF	283,109	Goldman Sachs Bank USA	9/20/2017	—	(3,337)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Strategic Income Opportunities Fund	39

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	16,143,076	DKK	106,472,370	Citibank N.A.	9/20/2017	—	$(913,950)
USD	991,945,400	EUR	846,050,000	Goldman Sachs Bank USA	9/20/2017	—	(16,032,148)
USD	127,404,949	EUR	111,570,146	HSBC Bank USA	9/20/2017	—	(5,518,876)
USD	399,494,769	EUR	336,040,000	State Street Bank and Trust Company	9/20/2017	—	(860,736)
USD	969,723,239	GBP	753,290,000	Citibank N.A.	9/20/2017	—	(4,852,918)
USD	106,098,400	GBP	82,765,000	Goldman Sachs Bank USA	9/20/2017	—	(979,613)
USD	524,977,216	GBP	404,257,763	HSBC Bank USA	9/20/2017	$1,964,861	—
USD	320,766,017	GBP	247,600,000	JPMorgan Chase Bank N.A.	9/20/2017	431,144	—
USD	162,994,861	GBP	127,040,000	Royal Bank of Canada	9/20/2017	—	(1,364,357)
USD	160,382,457	GBP	123,210,000	State Street Bank and Trust Company	9/20/2017	978,339	—
USD	1,688,774,991	GBP	1,314,635,000	Toronto Dominion Bank	9/20/2017	—	(12,046,639)
USD	295,678,255	GBP	227,010,000	UBS AG	9/20/2017	1,981,892	—
USD	83,439,423	JPY	9,404,916,249	Royal Bank of Canada	9/20/2017	—	(2,168,497)
USD	5,734,610	JPY	633,040,724	Toronto Dominion Bank	9/20/2017	—	(27,621)
USD	493,245,000	JPY	53,862,260,628	U.S. Bank	9/20/2017	2,965,662	—
USD	41,230,000	MXN	756,005,649	Citibank N.A.	9/20/2017	—	(951,649)
USD	289,353,491	MXN	5,308,684,784	Standard Chartered Bank	9/20/2017	—	(6,846,780)
USD	296,010,000	MXN	5,342,945,229	State Street Bank and Trust Company	9/20/2017	—	(2,101,848)
USD	3,410,000	NOK	27,897,687	State Street Bank and Trust Company	9/20/2017	—	(187,242)
USD	81,700,000	NOK	675,154,911	UBS AG	9/20/2017	—	(5,357,227)
USD	15,515,750	NZD	21,295,000	Citibank N.A.	9/1/2017	225,944	—
USD	152,615,750	NZD	210,510,000	Australia and New Zealand Banking Group	9/20/2017	1,512,630	—
USD	177,175,866	NZD	246,545,000	Bank of Nova Scotia	9/20/2017	206,987	—
USD	139,584,445	NZD	191,650,000	Citibank N.A.	9/20/2017	2,018,947	—
USD	269,315,158	NZD	370,430,000	Goldman Sachs Bank USA	9/20/2017	3,422,189	—
USD	241,079,330	NZD	333,940,000	JPMorgan Chase Bank N.A.	9/20/2017	1,378,718	—
USD	374,914,390	NZD	521,067,615	State Street Bank and Trust Company	9/20/2017	894,428	—
USD	8,916,631	SEK	77,333,943	Citibank N.A.	9/20/2017	—	(824,294)
USD	26,575,000	SGD	36,237,404	Goldman Sachs Bank USA	9/20/2017	—	(152,272)
USD	39,365,000	SGD	54,330,983	HSBC Bank USA	9/20/2017	—	(707,377)
USD	387,111,057	SGD	534,600,370	Standard Chartered Bank	9/20/2017	—	(7,188,965)
						$421,534,849	$(407,086,843)

Derivatives currency abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
40	JOHN HANCOCK Strategic Income Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

GBP	Pound Sterling
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
USD	U.S. Dollar
At 8-31-17, the aggregate cost of investments for federal income tax purposes was $7,460,763,193. Net unrealized appreciation aggregated to $113,940,143, of which $249,567,385 related to gross unrealized appreciation and $135,627,242 related to gross unrealized depreciation.
OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Strategic Income Opportunities Fund	41

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 8-31-17

Assets
Investments, at value (Cost $7,394,522,937)	$7,563,785,430
Cash	7,525,570
Foreign currency, at value (Cost $1,756,130)	1,761,583
Cash held at broker for futures contracts	18,216,563
Cash segregated at custodian for OTC derivative contracts	68,774,000
Receivable for investments sold	15,062,190
Receivable for fund shares sold	25,052,081
Unrealized appreciation on forward foreign currency contracts	421,534,849
Dividends and interest receivable	66,640,308
Other receivables and prepaid expenses	143,579
Total assets	8,188,496,153
Liabilities
Foreign capital gains tax payable	404,778
Payable for investments purchased	109,047,308
Unrealized depreciation on forward foreign currency contracts	407,086,843
Payable for fund shares repurchased	10,503,421
Payable for futures variation margin	1,747,955
Distributions payable	2,617,194
Payable to affiliates
Accounting and legal services fees	185,686
Transfer agent fees	441,716
Distribution and service fees	3,913
Trustees' fees	1,856
Other liabilities and accrued expenses	539,517
Total liabilities	532,580,187
Net assets	$7,655,915,966
Net assets consist of
Paid-in capital	$7,579,663,206
Undistributed net investment income	29,683,165
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	(133,493,038)
Net unrealized appreciation (depreciation) on investments, futures contracts and translation of assets and liabilities in foreign currencies	180,062,633
Net assets	$7,655,915,966

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       42

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($543,083,808 ÷ 49,684,849 shares)[1]	$10.93
Class C ($374,752,433 ÷ 34,284,409 shares)[1]	$10.93
Class I ($3,873,181,609 ÷ 354,323,089 shares)	$10.93
Class R2 ($19,062,389 ÷ 1,742,209 shares)	$10.94
Class R6 ($998,485,607 ÷ 91,273,469 shares)	$10.94
Class NAV ($1,847,350,120 ÷ 169,074,478 shares)	$10.93
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$11.39

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       43

STATEMENT OF OPERATIONS   For the year ended 8-31-17

Investment income
Interest	$223,953,465
Dividends	29,907,522
Less foreign taxes withheld	(2,257,054)
Total investment income	251,603,933
Expenses
Investment management fees	41,013,394
Distribution and service fees	6,557,709
Accounting and legal services fees	1,006,751
Transfer agent fees	4,943,320
Trustees' fees	99,313
State registration fees	210,548
Printing and postage	359,502
Professional fees	236,397
Custodian fees	1,286,451
Other	94,519
Total expenses	55,807,904
Less expense reductions	(1,819,448)
Net expenses	53,988,456
Net investment income	197,615,477
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	(2,942,556)
Futures contracts	11,953,459
Forward foreign currency contracts	25,183,583
34,194,486
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	49,864,905
Futures contracts	(3,236,141)
Forward foreign currency contracts	33,329,070
79,957,834
Net realized and unrealized gain	114,152,320
Increase in net assets from operations	$311,767,797

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       44

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-17	Year ended 8-31-16
Increase (decrease) in net assets
From operations
Net investment income	$197,615,477	$148,565,630
Net realized gain (loss)	34,194,486	(136,516,810)
Change in net unrealized appreciation (depreciation)	79,957,834	252,416,924
Increase in net assets resulting from operations	311,767,797	264,465,744
Distributions to shareholders
From net investment income
Class A	(18,425,060)	(30,020,903)
Class C	(6,540,932)	(8,495,948)
Class I	(84,601,250)	(66,751,426)
Class R2	(422,140)	(487,271)
Class R6	(7,126,212)	(621,314)
Class NAV	(50,474,170)	(52,088,130)
From net realized gain
Class A	—	(29,015,199)
Class C	—	(11,262,676)
Class I	—	(58,698,770)
Class R2	—	(495,351)
Class R6	—	(449,306)
Class NAV	—	(42,254,090)
Total distributions	(167,589,764)	(300,640,384)
From fund share transactions	1,562,492,960	467,324,429
Total increase	1,706,670,993	431,149,789
Net assets
Beginning of year	5,949,244,973	5,518,095,184
End of year	$7,655,915,966	$5,949,244,973
Undistributed (accumulated distributions in excess of) net investment income	$29,683,165	($12,588,308)

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       45

Financial highlights

Class A Shares Period ended	8-31-17	8-31-16	8-31-15	8-31-14	8-31-13
Per share operating performance
Net asset value, beginning of period	$10.72	$10.80	$10.98	$10.80	$10.94
Net investment income[1]	0.29	0.26	0.32	0.39	0.45
Net realized and unrealized gain (loss) on investments	0.17	0.21	(0.17)	0.35	(0.09)
Total from investment operations	0.46	0.47	0.15	0.74	0.36
Less distributions
From net investment income	(0.25)	(0.28)	(0.33)	(0.44)	(0.50)
From net realized gain	—	(0.27)	—	(0.12)	—
Total distributions	(0.25)	(0.55)	(0.33)	(0.56)	(0.50)
Net asset value, end of period	$10.93	$10.72	$10.80	$10.98	$10.80
Total return (%)[2,3]	4.44	4.52	1.42	7.03	3.29
Ratios and supplemental data
Net assets, end of period (in millions)	$543	$1,138	$1,152	$1,111	$1,213
Ratios (as a percentage of average net assets):
Expenses before reductions	1.10	1.11	1.11	1.18	1.19
Expenses including reductions	1.07	1.08	1.08	1.17	1.17
Net investment income	2.73	2.42	2.95	3.58	4.05
Portfolio turnover (%)	42	44	37	48	41

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       46

Class C Shares Period ended	8-31-17	8-31-16	8-31-15	8-31-14	8-31-13
Per share operating performance
Net asset value, beginning of period	$10.72	$10.80	$10.98	$10.80	$10.94
Net investment income[1]	0.22	0.18	0.25	0.32	0.37
Net realized and unrealized gain (loss) on investments	0.16	0.21	(0.17)	0.34	(0.08)
Total from investment operations	0.38	0.39	0.08	0.66	0.29
Less distributions
From net investment income	(0.17)	(0.20)	(0.26)	(0.36)	(0.43)
From net realized gain	—	(0.27)	—	(0.12)	—
Total distributions	(0.17)	(0.47)	(0.26)	(0.48)	(0.43)
Net asset value, end of period	$10.93	$10.72	$10.80	$10.98	$10.80
Total return (%)[2,3]	3.72	3.79	0.71	6.28	2.56
Ratios and supplemental data
Net assets, end of period (in millions)	$375	$447	$453	$458	$434
Ratios (as a percentage of average net assets):
Expenses before reductions	1.80	1.81	1.81	1.88	1.90
Expenses including reductions	1.77	1.78	1.78	1.87	1.87
Net investment income	2.07	1.72	2.26	2.88	3.33
Portfolio turnover (%)	42	44	37	48	41

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Does not reflect the effect of sales charges, if any.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       47

Class I Shares Period ended	8-31-17	8-31-16	8-31-15	8-31-14	8-31-13
Per share operating performance
Net asset value, beginning of period	$10.73	$10.80	$10.98	$10.80	$10.94
Net investment income[1]	0.33	0.29	0.36	0.43	0.49
Net realized and unrealized gain (loss) on investments	0.15	0.22	(0.17)	0.35	(0.09)
Total from investment operations	0.48	0.51	0.19	0.78	0.40
Less distributions
From net investment income	(0.28)	(0.31)	(0.37)	(0.48)	(0.54)
From net realized gain	—	(0.27)	—	(0.12)	—
Total distributions	(0.28)	(0.58)	(0.37)	(0.60)	(0.54)
Net asset value, end of period	$10.93	$10.73	$10.80	$10.98	$10.80
Total return (%)[2]	4.67	4.94	1.74	7.40	3.65
Ratios and supplemental data
Net assets, end of period (in millions)	$3,873	$2,500	$2,198	$1,506	$1,055
Ratios (as a percentage of average net assets):
Expenses before reductions	0.79	0.79	0.80	0.83	0.83
Expenses including reductions	0.76	0.76	0.76	0.82	0.82
Net investment income	3.10	2.73	3.26	3.92	4.38
Portfolio turnover (%)	42	44	37	48	41

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       48

Class R2 Shares Period ended	8-31-17	8-31-16	8-31-15	8-31-14	8-31-13
Per share operating performance
Net asset value, beginning of period	$10.73	$10.80	$10.99	$10.81	$10.94
Net investment income[1]	0.29	0.25	0.31	0.39	0.41
Net realized and unrealized gain (loss) on investments	0.16	0.22	(0.17)	0.34	(0.04)
Total from investment operations	0.45	0.47	0.14	0.73	0.37
Less distributions
From net investment income	(0.24)	(0.27)	(0.33)	(0.43)	(0.50)
From net realized gain	—	(0.27)	—	(0.12)	—
Total distributions	(0.24)	(0.54)	(0.33)	(0.55)	(0.50)
Net asset value, end of period	$10.94	$10.73	$10.80	$10.99	$10.81
Total return (%)[2]	4.32	4.52	1.30	6.97	3.34
Ratios and supplemental data
Net assets, end of period (in millions)	$19	$19	$16	$8	$5
Ratios (as a percentage of average net assets):
Expenses before reductions	1.20	1.16	1.18	1.69	2.33
Expenses including reductions	1.17	1.13	1.14	1.22	1.22
Net investment income	2.68	2.37	2.85	3.52	3.85
Portfolio turnover (%)	42	44	37	48	41

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       49

Class R6 Shares Period ended	8-31-17	8-31-16	8-31-15	8-31-14	8-31-13
Per share operating performance
Net asset value, beginning of period	$10.73	$10.80	$10.98	$10.80	$10.94
Net investment income[1]	0.35	0.30	0.36	0.43	0.48
Net realized and unrealized gain (loss) on investments	0.15	0.22	(0.16)	0.35	(0.08)
Total from investment operations	0.50	0.52	0.20	0.78	0.40
Less distributions
From net investment income	(0.29)	(0.32)	(0.38)	(0.48)	(0.54)
From net realized gain	—	(0.27)	—	(0.12)	—
Total distributions	(0.29)	(0.59)	(0.38)	(0.60)	(0.54)
Net asset value, end of period	$10.94	$10.73	$10.80	$10.98	$10.80
Total return (%)[2]	4.87	5.06	1.84	7.39	3.65
Ratios and supplemental data
Net assets, end of period (in millions)	$998	$31	$15	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	0.69	0.70	0.77	3.72	6.45
Expenses including reductions	0.66	0.65	0.65	0.83	0.83
Net investment income	3.32	2.86	3.30	3.91	4.38
Portfolio turnover (%)	42	44	37	48	41

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       50

Class NAV Shares Period ended	8-31-17	8-31-16	8-31-15	8-31-14	8-31-13
Per share operating performance
Net asset value, beginning of period	$10.72	$10.79	$10.97	$10.80	$10.94
Net investment income[1]	0.34	0.30	0.37	0.45	0.51
Net realized and unrealized gain (loss) on investments	0.16	0.22	(0.17)	0.33	(0.09)
Total from investment operations	0.50	0.52	0.20	0.78	0.42
Less distributions
From net investment income	(0.29)	(0.32)	(0.38)	(0.49)	(0.56)
From net realized gain	—	(0.27)	—	(0.12)	—
Total distributions	(0.29)	(0.59)	(0.38)	(0.61)	(0.56)
Net asset value, end of period	$10.93	$10.72	$10.79	$10.97	$10.80
Total return (%)[2]	4.79	5.06	1.85	7.44	3.77
Ratios and supplemental data
Net assets, end of period (in millions)	$1,847	$1,814	$1,683	$1,533	$1,341
Ratios (as a percentage of average net assets):
Expenses before reductions	0.68	0.68	0.68	0.69	0.71
Expenses including reductions	0.65	0.65	0.65	0.68	0.71
Net investment income	3.20	2.85	3.39	4.07	4.54
Portfolio turnover (%)	42	44	37	48	41

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       51

Notes to financial statements

Note 1 — Organization

John Hancock Strategic Income Opportunities Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek to maximize total return consisting of current income and capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities, held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option trades. Unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       52

factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of August 31, 2017, by major security category or type:

	Total value at 8-31-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Foreign government obligations	$1,494,362,371	—	$1,494,362,371	—
Corporate bonds	3,530,306,208	—	3,530,306,208	—
Convertible bonds	167,354,129	—	167,354,129	—
Capital preferred securities	111,787,972	—	111,787,972	—
Term loans	566,079,539	—	566,079,539	—
Collateralized mortgage obligations	344,334,093	—	344,334,093	—
Asset backed securities	367,832,285	—	367,832,285	—
Common stocks	171,225,048	$171,225,048	—	—
Preferred securities	385,482,629	367,986,689	17,495,940	—
Purchased options	27,142,813	—	27,142,813	—
Warrants	17,918,983	17,918,983	—	—
Short-term investments	379,959,360	—	379,959,360	—
Total investments in securities	$7,563,785,430	$557,130,720	$7,006,654,710	—
Other financial instruments:
Futures	$(3,530,100)	$(3,530,100)	—	—
Forward foreign currency contracts	14,448,006	—	$14,448,006	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

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Term loans (Floating rate loans). The fund may invest in term loans, which are debt securities and are often rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk and risk associated with extended settlement. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

The fund's ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund's failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the fund's income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund's exposure to such investments is substantial, could impair the fund's ability to meet redemptions. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor's credit analysis of the borrower and/or term loan agents. There is greater risk that the fund may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

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Effective June 29, 2017, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the need of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 29, 2017, the fund had a similar agreement that enabled it to participate in a $1 billion unsecured committed line of credit. For the year ended August 31, 2017, the fund had no borrowings under either line of credit. Commitment fees for the year ended August 31, 2017, were $19,940.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of August 31, 2017, the fund has a short-term capital loss carryforward of $40,585,791 and a long-term capital loss carryforward of $31,571,512 available to offset future net realized capital gains. These carryforwards do not expire.

As of August 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund typically declares dividends daily and pays them monthly. Capital gain distributions, if any, are distributed annually. The tax character of distributions for the years ended August 31, 2017 and 2016 were as follows:

	August 31, 2017	August 31, 2016
Ordinary income	$167,589,764	$210,849,794
Long-term Capital Gains	—	89,790,590
Total	$167,589,764	$300,640,384

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2017, the components of distributable earnings on a tax basis consisted of $37,204,880 of ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent

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period. Book-tax differences are primarily attributable to foreign currency transactions, derivative transactions, amortization and accretion on debt securities and contingent payment debt instruments.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts and certain options are typically traded through the OTC market. Certain forwards and options are regulated by the Commodity Futures Trading Commission as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities as Cash segregated at custodian for OTC derivative contracts. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures and certain options are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Margin requirements for exchange-traded derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded transactions is detailed in the Statement of assets and liabilities as Cash held at broker for futures contracts.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract.

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Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended August 31, 2017, the fund used futures contracts to manage duration of the fund and as a substitute for securities purchased. The fund held futures contracts with notional values ranging from $255.0 million to $1.8 billion, as measured at each quarter end.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended August 31, 2017, the fund used forward foreign currency contracts to manage against anticipated currency exchange rate changes and to gain exposure to foreign currencies. The fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $4.5 billion to $37.7 billion, as measured at each quarter end.

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the portfolio of investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. During the year ended August 31, 2017, the fund used purchased options to manage against anticipated currency exchange rate changes. The fund held purchased options with market values ranging from $9.5 million to $27.1 million, as measured at each quarter end.

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Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at August 31, 2017 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Receivable/payable for futures	Futures†	—	($3,530,100)
Foreign currency	Unrealized appreciation / depreciation on forward foreign currency contracts	Forward foreign currency contracts	$421,534,849	(407,086,843)
Foreign currency	Investments, at value*	Purchased options	27,142,813	—
Total			$448,677,662	($410,616,943)
† Reflects cumulative appreciation/depreciation on futures as disclosed in Fund's investments. Only the year end variation margin is separately disclosed on the Statement of assets and liabilities.
* Purchased options are included in Fund's investments.

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty. The table below reflects certain portfolio's exposure to counterparties subject to an ISDA for OTC derivative transactions:

OTC Financial Instruments	Asset	Liability
Foreign forward currency contracts	$421,534,849	($407,086,843)
Purchased options	27,142,813	—
Totals	$448,677,662	($407,086,843)

Counterparty	Total market value of OTC derivatives	Collateral posted by counterparty	Collateral posted by fund	Net exposure
Australia and New Zealand Banking Group	($30,771,426)	—	$30,771,426	—
Bank of Montreal	(1,051,238)	—	70,000	($981,238)
Bank of Nova Scotia	(7,597,138)	—	7,597,138	—
Canadian Imperial Bank of Commerce	10,703,333	$10,703,333	—	—
Citibank N.A.	(4,914,708)	—	2,544,000	(2,370,708)
Goldman Sachs Bank USA	38,442,652	31,560,000	—	6,882,652
HSBC Bank USA	(12,209,113)	—	8,430,000	(3,779,113)
JPMorgan Chase Bank N.A.	10,540,124	1,890,000	—	8,650,124
Morgan Stanley	11,318,328	11,140,000	—	178,328
Royal Bank of Canada	9,711,767	6,440,675	—	3,271,092
Standard Chartered Bank	(3,514,232)	—	1,030,000	(2,484,232)
State Street Bank and Trust Company	38,765,546	36,849,904	—	1,915,642
Toronto Dominion Bank	(17,275,709)	—	9,730,000	(7,545,709)
U.S. Bank	4,158,463	1,450,000	—	2,708,463
UBS AG	(4,715,830)	—	4,570,000	(145,830)
Totals	$41,590,819	$100,033,912	$64,742,564	$6,299,471

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Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2017:

Statements of operations location - net realized gain (loss) on:
Risk	Investments and foreign currency transactions [1]	Futures contracts	Forward foreign currency contracts	Total
Foreign currency	($4,307,893)	—	$25,183,583	$20,875,690
Interest rate	—	$11,953,459	—	11,953,459
Total	($4,307,893)	$11,953,459	$25,183,583	$32,829,149
[1] Realized gain/loss associated with purchased options is included in this caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2017:

Statements of operations location - change in net unrealized appreciation (depreciation) of:
Risk	Investments and translation of assets and liabilities in foreign currencies [1]	Futures contracts	Forward foreign currency contracts	Total
Foreign currency	($1,606,822)	—	$33,329,070	$31,722,248
Interest rate	—	($3,236,141)	—	(3,236,141)
Total	($1,606,822)	($3,236,141)	$33,329,070	$28,486,107
[1] Change in unrealized appreciation/depreciation associated with purchased options is included in this caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund/ that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.700% of the first $500 million of the fund's aggregate daily net assets; (b) 0.650% of the next $3 billion of the fund's aggregate daily net assets; (c) 0.600% of the next $4 billion of the fund's aggregate daily net assets; (d) 0.590% of the next $4.5 billion of the fund's aggregate daily net assets; and (e) 0.575% of the fund's aggregate daily net assets in excess of $12 billion. Aggregate net assets include the net assets of 1) the fund, 2) Strategic Income Opportunities Trust, a series of John Hancock Variable Insurance Trust, 3) Strategic Income Opportunities Fund, a sub-fund of John Hancock Worldwide Investors, PLC and 4) Certain assets of Income Allocation Fund, a fund of the Trust, as defined in the advisory agreement. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

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The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2017, this waiver amounted to 0.01% of the fund's average net assets (on an annualized basis). This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to reduce all or a portion of its management fee and/or make payment to the fund to the extent necessary to maintain the fund's total operating expenses at 1.15%,1.85% and 1.20% for Class A, Class C and Class R2 shares, respectively, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, underlying fund expenses (acquired fund fees) and short dividend expense. The current expense limitation agreement expires on December 31, 2017, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to waive its management fee by an annual rate of 0.02% of the fund's average net assets. The current expense limitation agreement expires on December 31, 2018, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

Prior to December 31, 2016, the Advisor contractually agreed to waive and/or reimburse all class-specific expenses of Class R6 shares, including transfer agency fees, to the extent they exceed 0.00% of the average net assets.

The Advisor has voluntarily agreed to reduce its management fee for the fund, or if necessary make payment to the fund, in an amount equal to the amount by which the expenses of the fund exceed 0.15% of the average net assets of the fund. "Expenses" means all the expenses of the fund, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, advisory fees, class specific expenses, underlying fund expenses (acquired fund fees) and short dividend expense. This voluntary expense reimbursement will continue in effect until terminated at any time by the Advisor on notice to the fund.

The expense reductions described above amounted to the following for the year ended August 31, 2017:

Class	Expense reduction	Class	Expense reduction
Class A	$222,140	Class R6	$73,417
Class C	112,527	Class NAV	512,620
Class I	893,409	Total	$1,819,448
Class R2	5,335

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2017 were equivalent to a net annual effective rate of 0.60% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended August 31, 2017 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C and Class R2 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and

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service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—
Class C	1.00%	—
Class R2	0.25%	0.25%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $722,909 for the year ended August 31, 2017. Of this amount, $102,196 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $606,602 was paid as sales commissions to broker-dealers and $14,111 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2017, CDSCs received by the Distributor amounted to $1,838 and $44,963 for Class A and Class C shares, respectively.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended August 31, 2017 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$2,415,104	$972,545
Class C	4,046,207	484,630
Class I	—	3,452,364
Class R2	96,398	2,865
Class R6	—	30,916
Total	$6,557,709	$4,943,320

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, no

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interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest income
Lender	$2,422,820	3	1.102%	$223

Note 6 — Fund share transactions

Transactions in fund shares for the years ended August 31, 2017 and 2016 were as follows:

		Year ended 8-31-17		Year ended 8-31-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	19,590,892	$209,194,092	32,889,548	$346,902,501
Distributions reinvested	1,690,044	18,076,153	5,560,281	58,089,198
Repurchased	(77,687,832)	(830,248,382)	(39,111,537)	(412,909,496)
Net decrease	(56,406,896)	($602,978,137)	(661,708)	($7,917,797)
Class C shares
Sold	4,367,801	$46,753,730	8,117,540	$85,718,898
Distributions reinvested	547,737	5,872,755	1,690,645	17,631,205
Repurchased	(12,317,980)	(131,808,160)	(10,079,961)	(106,405,591)
Net decrease	(7,402,442)	($79,181,675)	(271,776)	($3,055,488)
Class I shares
Sold	286,750,419	$3,072,968,868	132,527,144	$1,399,063,802
Distributions reinvested	6,731,608	72,347,786	8,713,314	91,178,441
Repurchased	(172,247,192)	(1,848,389,434)	(111,727,790)	(1,168,199,090)
Net increase	121,234,835	$1,296,927,220	29,512,668	$322,043,153
Class R2 shares
Sold	615,525	$6,608,103	1,081,845	$11,526,296
Distributions reinvested	36,378	390,375	89,143	931,366
Repurchased	(716,136)	(7,691,067)	(871,163)	(9,252,733)
Net increase (decrease)	(64,233)	($692,589)	299,825	$3,204,929
Class R6 shares
Sold	93,100,159	$1,002,865,967	1,725,192	$18,241,312
Distributions reinvested	160,403	1,733,398	102,154	1,070,378
Repurchased	(4,913,437)	(53,277,971)	(308,253)	(3,253,149)
Net increase	88,347,125	$951,321,394	1,519,093	$16,058,541
Class NAV shares
Sold	15,456,321	$164,105,971	18,678,791	$195,573,828
Distributions reinvested	4,707,910	50,474,170	9,021,156	94,342,220
Repurchased	(20,270,029)	(217,483,394)	(14,488,638)	(152,924,957)
Net increase (decrease)	(105,798)	($2,903,253)	13,211,309	$136,991,091
Total net increase	145,602,591	$1,562,492,960	43,609,411	$467,324,429

Affiliates of the fund owned 100% of shares of Class NAV on August 31, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

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Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, amounted to $3,925,077,358 and $2,636,705,220, respectively, for the year ended August 31, 2017.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At August 31, 2017, funds within the John Hancock group of funds complex held 21.9% of the fund's net assets. John Hancock Funds II Multimanager Lifestyle Balanced Portfolio owned 8.4% of the fund's net assets.

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Strategic Income Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Strategic Income Opportunities Fund (the "Fund") as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, brokers, and agent banks, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 23, 2017

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2017.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2017 Form 1099-DIV in early 2018. This will reflect the tax character of all distributions paid in calendar year 2017.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for John Hancock Strategic Income Opportunities Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 19-22, 2017 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 22-24, 2017.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 19-22, 2017, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as

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determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

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Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed the benchmark index for the one-, three- and five-year periods ended December 31, 2016. The Board also noted that the fund underperformed the peer group average for the one-year period and outperformed for the three- and five-year periods ended December 31, 2016. The Board took into account management's discussion of the factors that contributed to the fund's performance, including the favorable performance relative to the benchmark index for the one-, three- and five-year periods and to the peer group average for the three- and five-year periods. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking with a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the overall management fee, the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;

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(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor;
(k)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the mutual fund industry; and
(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

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Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

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Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	225
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2005	225
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	225
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	225
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2008	225
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2008	225
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	225
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2005	225

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2012	225
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       73

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2012	225
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	225

President and Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

James R. Boyle, Born: 1959	2015	225
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Warren A. Thomson, Born: 1955	2012	225
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       74

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 39 other John Hancock funds consisting of 29 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       75

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       76

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Strategic Income Opportunities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF399108	356A 8/17 10/17

John Hancock

Natural Resources Fund

Annual report 8/31/17

A message to shareholders

Dear shareholder,

Equity markets generally delivered solid gains over the past year, supported by rising economic activity, stronger corporate earnings, and low levels of inflation. With the U.S. bull market in its ninth year, investors in U.S. equities should expect more tempered returns going forward, given high valuations and tightening monetary policy. Indeed non-U.S. markets recently reversed a multi-year bout of underperformance and have begun to outpace those in the United States as growth strengthens around the world.

Advancing the interests of fund shareholders

One of our primary goals is to advance the interests of our fund shareholders wherever possible. To that end, we recently announced our third round of expense reductions this year, targeting six mutual funds and two closed-end funds that together represent more than $6.9 billion in assets under management. Details can be found at jhinvestments.com.

In addition, we recently learned that fund researcher Morningstar, Inc. formally recognized our shareholder friendly initiatives by upgrading our parent pillar rating—a key component of the Morningstar Analyst Rating system—to positive, the highest possible rating. Morningstar evaluates select funds and their parent firms based on intensive research, including on-site due diligence. They focused on such factors as whether our portfolio managers invest meaningfully in the funds they manage, the quality of our risk management, our corporate culture, and our commitment to recognizing shareholder interests—in other words, how effective we are as stewards of investor capital. We're proud to have been recognized by Morningstar for our efforts and we're committed to continue our work of furthering the interests of our shareholders.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee investment returns and does not eliminate risk of loss. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Natural Resources Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
15	Financial statements
18	Financial highlights
22	Notes to financial statements
29	Auditor's report
30	Tax information
31	Continuation of investment advisory and subadvisory agreements
37	Trustees and Officers
41	More information

ANNUAL REPORT   |   JOHN HANCOCK NATURAL RESOURCES FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/17 (%)

Class A shares (without sales charges)[1]
Blended Index
Morningstar natural resources fund category average
13.68
11.96
–1.71
–15.87
–8.12
–4.26
1.74
–6.96
–1.78
0.73
–5.77
–2.03
1 year
3 year
5 year
10 year

The MSCI World Energy Index (gross of foreign withholding tax on dividends) consists of all the companies in the Energy sector of the MSCI World Index.

The MSCI World Metals & Mining Index (gross of foreign withholding tax on dividends) consists of all the companies in the Metals & Mining industry of the MSCI World Index.

The Blended Index (gross of foreign withholding tax on dividends) comprises 60% MSCI World Energy Index and 40% MSCI World Metals & Mining Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

1	Class A shares were first offered on 1-4-10. The returns prior to these dates are those of Class NAV shares that have been recalculated to apply the gross fees and expenses of Class A shares.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK NATURAL RESOURCES FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

A mixed performance environment for energy

Energy stocks enjoyed strong results early on, reflecting a tightening of supply, but struggled in the period's second half.

Performance challenges

The fund trailed its primary benchmark, the MSCI World Energy Index, as well as a blend of the MSCI World Energy Index and the MSCI World Metals & Mining Index, due primarily to poor stock picking among oil, gas, and consumable fuels stocks.

U.S. shale exploration and production companies detracted

The fund was specifically hurt by various growth-oriented U.S. shale oil producers hampered by weak commodity pricing.

INDUSTRY COMPOSITION AS OF 8/31/17 (%)

A note about risks

The natural resources industry can be significantly affected by global, political, and environmental developments and by commodity prices. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. A portfolio concentrated in one sector or that holds a limited number of securities may fluctuate more than a fund that is diversified across industries. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Derivatives transactions, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Currency transactions are affected by fluctuations in exchange rates. A higher portfolio turnover rate may increase transaction costs and may result in higher taxes when fund shares are held in a taxable account. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK NATURAL RESOURCES FUND       3

Discussion of fund performance

An interview with Portfolio Manager Neil P. Brown, CFA, Jennison Associates LLC

Neil P. Brown, CFA
Portfolio Manager
Jennison Associates LLC

How would you describe market conditions for natural resources stocks during the 12 months ended August 31, 2017?

Many natural resources stocks enjoyed strong results in roughly the first half of the period, but encountered a more challenging environment in the second half. Energy stocks began the period in the midst of an upswing, as demand remained strong and oil inventories were in the process of being whittled down. Further lifting energy prices was the November agreement of OPEC to cut production, an agreement joined by several other non-OPEC countries. Against this backdrop, the price of crude oil approximately doubled off its early 2016 low, peaking at about $56 per barrel in February 2017.

Beginning in early March and continuing through period end, however, conditions again weakened for energy stocks, perhaps because the market became concerned that a higher oil price could lead to more supply that would overwhelm future demand—a scenario we did not believe the data supported. By period end, the price of oil had fallen back to $52 per barrel, up from about $44 in June.

Market conditions were more uniformly favorable for materials companies. This was especially true for firms involved in the production of industrial metals, which benefited from an improving global economic picture and from growing demand from resource-hungry China in particular. Precious metals also gained ground, albeit to a lesser extent, due partly to weakness in the U.S. dollar (the two tend to move in opposite directions).

In this environment, the energy component of the fund's primary benchmark, the MSCI World Energy Index, gained 0.67%, while the metals component of the index, the MSCI World Metals & Mining Index, rose 37.62%. The blended index, which comprises these two MSCI indexes and, given the fund's composition, provides what we believe is a more tailored comparison, returned 13.68%.

ANNUAL REPORT   |   JOHN HANCOCK NATURAL RESOURCES FUND       4

"Many natural resources stocks enjoyed strong results in roughly the first half of the period, but encountered a more challenging environment in the second half."

In light of this backdrop, how did the fund perform?

The fund underperformed its primary benchmark and also substantially trailed the blended index. Relative to the blended index, the biggest factor was poor stock picking in the energy area, especially in the oil, gas, and consumable fuels industry. When investing in energy and other natural resources stocks, we focus on growth-oriented companies that we believe have the ability to expand current production and reserves. Although these types of companies enjoyed stretches of good performance, they struggled at other times, especially later in the period, when energy stocks were particularly out of favor with investors.

The fund's large overweighting in the energy equipment and services industry also hampered results relative to the blended index. In the materials sector, the fund benefited from having exposure to the strong-performing chemicals industry, which is not in the blended index. However, the combination of an underweighting and subpar stock selection in the metals and mining industry weighed on performance.

Which stocks were some of the fund's biggest detractors?

The vast majority of the fund's biggest detractors in absolute terms were growth-oriented energy exploration and production companies hampered by sluggish oil prices. Many of these detractors were U.S. shale oil producers, including Noble Energy, Inc., Range Resources Corp., Anadarko Petroleum Corp., Pioneer Natural Resources Company, Cimarex Energy Company, Hess Corp., and Concho Resources, Inc.

TOP 10 HOLDINGS AS OF 8/31/17 (%)

Halliburton Company	3.8
Lundin Mining Corp.	3.3
Concho Resources, Inc.	3.2
EOG Resources, Inc.	3.1
Schlumberger, Ltd.	2.9
Suncor Energy, Inc.	2.9
Glencore PLC	2.5
Anadarko Petroleum Corp.	2.4
Noble Energy, Inc.	2.4
Randgold Resources, Ltd., ADR	2.3
Total	28.8
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK NATURAL RESOURCES FUND       5

"The vast majority of the fund's biggest detractors in absolute terms were growth-oriented energy exploration and production companies hampered by sluggish oil prices."

Besides being hampered by weak oil pricing, and the market's related concern that companies more dependent on production growth could struggle if we encounter future oversupply, several of these names were hurt by company-specific factors. For example, Pioneer lowered its growth targets in early August, after reporting an unfavorable production mix between oil and natural gas, the latter of which is a less-profitable by-product of the drilling process. Some other companies that drill in the same area, such as Concho Resources, declined in tandem, even though these companies themselves reported positive financial results.

Meanwhile, lower-than-expected production targets weighed on shares of Noble Energy, while Anadarko shares fell sharply in early May, after announcing worse-than-expected financial results. Further, one of Anadarko's oil wells was linked to a home explosion in Colorado, an event that led to fears of increased regulatory scrutiny in the industry over production.

Elsewhere, a position in Schlumberger, Ltd. detracted. Because of the vast number of services the company provides, we see it as a decent proxy for the entire energy sector. As of period end, we continue to see a favorable risk/reward trade-off in this name and believe that even an incremental rise in the price of oil could disproportionately help the stock.

Which stocks added to results?

The fund's top contributors tended to be metals and mining or chemical companies benefiting from

COUNTRY COMPOSITION AS OF 8/31/17 (%)

United States	66.3
Canada	14.8
Netherlands	4.0
United Kingdom	3.5
Switzerland	2.8
Jersey, Channel Islands	2.3
Australia	1.8
Peru	1.8
Luxembourg	1.1
Other countries	1.6
TOTAL	100.0
As a percentage of net assets.

ANNUAL REPORT   |   JOHN HANCOCK NATURAL RESOURCES FUND       6

better pricing and increased demand. In metals and mining, various industrial metals producers were strong performers, as the price of copper and many other manufacturing-oriented commodities rose. Names such as Lundin Mining Corp., Glencore PLC, Rio Tinto PLC, First Quantum Minerals, Ltd., and Southern Copper Corp. were all strong performers. Meanwhile, chemical producers FMC Corp. and The Chemours Company both benefited from the improving global economy that, in turn, lifted demand for specialty chemicals.

How was the fund positioned at period end?

Despite its recent challenges, we still see potential in both the energy sector and the individual names we hold in the fund. In recognition of current market weakness, however, we have been fine-tuning the fund's exposure to the sector, focusing a bit more on established businesses with better balance sheets and more capacity to survive through an extended period of low energy prices. The fund has also become more broadly diversified. As we decreased exposure to certain oil companies, we increased exposure to metals and mining stocks as well as chemical manufacturers, two areas that made up a relatively small portion of the portfolio in recent years but that finished the period at about 39% of net assets.

MANAGED BY

Neil P. Brown, CFA On the fund since 2014 Investing since 1997
Jay Saunders On the fund since 2014 Investing since 1994

The views expressed in this report are exclusively those of Neil P. Brown, CFA, Jennison Associates LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK NATURAL RESOURCES FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  AUGUST 31, 2017

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A1	-6.59	-7.91	-6.25	-33.76	-47.57
Class I1,2	-1.45	-6.79	-5.44	-29.64	-42.85
Class 1[2]	-1.30	-6.56	-5.27	-28.78	-41.80
Class NAV[2]	-1.26	-6.52	-5.22	-28.61	-41.49
Index 1†	0.67	-0.91	-0.09	-4.47	-0.89
Index 2†	37.62	-1.70	-3.92	-8.20	-32.96
Index 3†	13.68	-1.78	-2.03	-8.57	-18.58

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5%. Sales charges are not applicable to Class I, Class 1, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class I	Class 1	Class NAV
Gross (%)	1.47	1.16	1.10	1.05
Net (%)	1.39	1.08	1.02	0.97

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the MSCI World Energy Index; Index 2 is the MSCI World Metals & Mining Index; Index 3 is a 60%/40% blend of Index 1 and Index 2, respectively.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK NATURAL RESOURCES FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Natural Resources Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in a blended index and two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)	Index 3 ($)
Class I1,2	8-31-07	5,715	5,715	9,911	6,704	8,142
Class 1[2]	8-31-07	5,820	5,820	9,911	6,704	8,142
Class NAV[2]	8-31-07	5,851	5,851	9,911	6,704	8,142

The MSCI World Energy Index (gross of foreign withholding tax on dividends) consists of all the companies in the Energy sector of the MSCI World Index.

The MSCI World Metals & Mining Index (gross of foreign withholding tax on dividends) consists of all the companies in the Metals & Mining industry of the MSCI World Index.

The Blended Index (gross of foreign withholding tax on dividends) comprises 60% MSCI World Energy Index and 40% MSCI World Metals & Mining Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges which would result in lower returns.

Footnotes related to performance pages

1	Class A and Class I shares were first offered on 1-4-10. The returns prior to these dates are those of Class NAV shares that have been recalculated to apply the gross fees and expenses of Class A and Class I shares, as applicable.
2	For certain types of investors, as described in the fund's prospectuses.
ANNUAL REPORT   |   JOHN HANCOCK NATURAL RESOURCES FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on March 1, 2017, with the same investment held until August 31, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2017, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on March 1, 2017, with the same investment held until August 31, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK NATURAL RESOURCES FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2017	Ending value on 8-31-2017	Expenses paid during period ended 8-31-2017[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$913.10	$6.65	1.38%
	Hypothetical example for comparison purposes	1,000.00	1,018.20	7.02	1.38%
Class I	Actual expenses/actual returns	1,000.00	913.70	5.11	1.06%
	Hypothetical example for comparison purposes	1,000.00	1,019.90	5.40	1.06%
Class 1	Actual expenses/actual returns	1,000.00	914.50	4.87	1.01%
	Hypothetical example for comparison purposes	1,000.00	1,020.10	5.14	1.01%
Class NAV	Actual expenses/actual returns	1,000.00	914.70	4.63	0.96%
	Hypothetical example for comparison purposes	1,000.00	1,020.40	4.89	0.96%

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK NATURAL RESOURCES FUND       11

Fund’s investments
AS OF 8-31-17
	Shares	Value
Common stocks 96.4%		$492,666,598
(Cost $562,188,713)
Consumer staples 0.8%		3,985,827
Food products 0.8%
Adecoagro SA (A)	410,910	3,985,827
Energy 53.1%		271,190,486
Energy equipment and services 17.0%
Baker Hughes, a GE Company	91,551	3,103,579
Core Laboratories NV (B)	53,161	4,687,737
Halliburton Company	498,800	19,438,236
Independence Contract Drilling, Inc. (A)	337,823	1,087,790
NCS Multistage Holdings, Inc. (A)(B)	104,578	2,066,461
Patterson-UTI Energy, Inc.	491,294	7,845,965
Propetro Holding Corp. (A)(B)	424,909	4,890,703
RPC, Inc. (B)	306,546	5,950,058
Schlumberger, Ltd.	233,608	14,836,444
Select Energy Services, Inc., Class A (A)(B)	99,487	1,402,767
Solaris Oilfield Infrastructure, Inc., Class A (A)(B)	188,472	2,668,764
TechnipFMC PLC (A)	308,721	7,974,263
Tenaris SA, ADR	206,945	5,498,529
U.S. Silica Holdings, Inc.	117,754	3,204,086
Weatherford International PLC (A)(B)	494,933	1,895,593
Oil, gas and consumable fuels 36.1%
Anadarko Petroleum Corp.	304,336	12,456,472
Andeavor	105,286	10,544,393
Arch Coal, Inc., Class A (B)	23,132	1,847,553
Cheniere Energy, Inc. (A)	154,800	6,623,892
Cimarex Energy Company	109,267	10,892,827
Concho Resources, Inc. (A)	149,168	16,553,173
CONSOL Energy, Inc. (A)	230,650	3,355,958
Continental Resources, Inc. (A)	218,168	7,400,259
Devon Energy Corp.	222,272	6,979,341
EOG Resources, Inc.	187,670	15,950,073
Hess Corp.	130,555	5,078,590
Kosmos Energy, Ltd. (A)(B)	378,748	2,666,386
Laredo Petroleum, Inc. (A)	688,662	8,553,182
Lekoil, Ltd. (A)	5,451,218	1,278,973
Marathon Petroleum Corp.	124,186	6,513,556
Noble Energy, Inc.	511,326	12,154,219
Pioneer Natural Resources Company	38,904	5,043,904
Range Resources Corp.	228,351	3,964,173
Rice Energy, Inc. (A)	99,005	2,708,777
Royal Dutch Shell PLC, A Shares	358,578	9,881,996
12	JOHN HANCOCK Natural Resources Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Suncor Energy, Inc.	469,174	$14,699,221
Targa Resources Corp.	89,773	4,001,183
Valero Energy Corp.	79,807	5,434,857
WPX Energy, Inc. (A)	1,006,662	10,056,553
Financials 0.5%		2,617,126
Capital markets 0.5%
Silver Run Acquisition Corp. II (A)(B)	246,666	2,617,126
Industrials 1.0%		5,192,840
Trading companies and distributors 1.0%
Univar, Inc. (A)	184,078	5,192,840
Information technology 0.7%		3,726,126
Semiconductors and semiconductor equipment 0.7%
Versum Materials, Inc.	100,897	3,726,126
Materials 39.1%		199,882,293
Chemicals 8.7%
Albemarle Corp.	44,975	5,228,794
Celanese Corp., Series A	40,020	3,882,740
Eastman Chemical Company	41,457	3,573,593
FMC Corp.	110,335	9,513,084
Olin Corp.	134,081	4,321,431
Potash Corp. of Saskatchewan, Inc.	222,989	3,877,779
The Chemours Company	99,467	4,880,846
The Dow Chemical Company	109,494	7,297,775
Venator Materials PLC (A)	83,145	1,687,844
Metals and mining 30.4%
Agnico Eagle Mines, Ltd.	196,355	10,065,155
Alacer Gold Corp. (A)	1,504,042	2,637,719
Alcoa Corp. (A)	151,947	6,667,434
Arizona Mining, Inc. (A)(B)	1,018,540	2,552,977
Barrick Gold Corp.	223,752	4,025,298
BHP Billiton, Ltd., ADR (B)	213,474	9,286,119
China Molybdenum Company, Ltd., H Shares	5,130,680	2,796,802
Constellium NV, Class A (A)	511,634	5,781,463
First Quantum Minerals, Ltd.	848,288	10,223,611
Freeport-McMoRan, Inc. (A)	214,958	3,177,079
Glencore PLC (A)	2,686,827	12,521,854
Guyana Goldfields, Inc. (A)	922,067	3,691,960
Ivanhoe Mines, Ltd., Class A (A)	753,981	2,735,162
Lundin Mining Corp.	2,237,336	16,913,275
Nevsun Resources, Ltd.	1,244,816	2,651,620
Newmont Mining Corp.	195,626	7,500,301
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Natural Resources Fund	13

	Shares	Value
Materials (continued)
Metals and mining (continued)
Randgold Resources, Ltd., ADR (B)	113,959	$11,679,658
Reliance Steel & Aluminum Company	69,582	5,039,128
Rio Tinto PLC, ADR (B)	199,312	9,782,233
Southern Copper Corp. (B)	227,264	9,249,645
Steel Dynamics, Inc.	204,849	7,057,048
Warrior Met Coal, Inc.	203,172	5,544,564
Wheaton Precious Metals Corp.	194,336	4,038,302
Utilities 1.2%		6,071,900
Independent power and renewable electricity producers 1.2%
NextEra Energy Partners LP (B)	146,452	6,071,900

	Yield (%)	Shares	Value
Securities lending collateral 8.1%			$41,425,514
(Cost $41,426,773)
John Hancock Collateral Trust (C)	1.2169(D)	4,140,274	41,425,514
Short-term investments 3.5%			$17,663,819
(Cost $17,663,819)
Money market funds 3.5%			17,663,819
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.9295(D)	17,663,819	17,663,819

Total investments (Cost $621,279,305) 108.0%	$551,755,931
Other assets and liabilities, net (8.0%)	(40,785,726)
Total net assets 100.0%	$510,970,205

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	A portion of this security is on loan as of 8-31-17.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(D)	The rate shown is the annualized seven-day yield as of 8-31-17.
At 8-31-17, the aggregate cost of investments for federal income tax purposes was $636,705,518. Net unrealized depreciation aggregated to $84,949,587, of which $51,937,937 related to gross unrealized appreciation and $136,887,524 related to gross unrealized depreciation.
14	JOHN HANCOCK Natural Resources Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 8-31-17

Assets
Unaffiliated investments, at value (Cost $579,852,532) including $40,542,082 of securities loaned	$510,330,417
Affiliated investments, at value (Cost $41,426,773)	41,425,514
Foreign currency, at value (Cost $32)	31
Dividends and interest receivable	920,018
Receivable for securities lending income	50,305
Other receivables and prepaid expenses	8,770
Total assets	552,735,055
Liabilities
Payable for fund shares repurchased	270,393
Payable upon return of securities loaned	41,433,969
Payable to affiliates
Accounting and legal services fees	12,169
Transfer agent fees	234
Trustees' fees	298
Other liabilities and accrued expenses	47,787
Total liabilities	41,764,850
Net assets	$510,970,205
Net assets consist of
Paid-in capital	$952,525,040
Undistributed net investment income	624,818
Accumulated net realized gain (loss) on investments and foreign currency transactions	(372,644,869)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(69,534,784)
Net assets	$510,970,205

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($2,497,557 ÷ 226,477 shares)[1]	$11.03
Class I ($82,322 ÷ 7,474 shares)	$11.01
Class 1 ($82,442,599 ÷ 7,407,059 shares)	$11.13
Class NAV ($425,947,727 ÷ 38,555,310 shares)	$11.05
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$11.61

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NATURAL RESOURCES FUND       15

STATEMENT OF OPERATIONS  For the year ended 8-31-17

Investment income
Dividends	$9,648,897
Securities lending	396,355
Interest	45,005
Less foreign taxes withheld	(300,007)
Total investment income	9,790,250
Expenses
Investment management fees	5,769,809
Distribution and service fees	57,009
Accounting and legal services fees	88,821
Transfer agent fees	3,713
Trustees' fees	12,441
State registration fees	33,183
Printing and postage	17,046
Professional fees	59,430
Custodian fees	90,601
Other	19,055
Total expenses	6,151,108
Less expense reductions	(528,899)
Net expenses	5,622,209
Net investment income	4,168,041
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(117,734,429)
Affiliated investments	(9,016)
(117,743,445)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	111,099,118
Affiliated investments	(1,685)
111,097,433
Net realized and unrealized loss	(6,646,012)
Decrease in net assets from operations	($2,477,971)

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NATURAL RESOURCES FUND       16

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-17	Year ended 8-31-16
Increase (decrease) in net assets
From operations
Net investment income	$4,168,041	$3,280,774
Net realized loss	(117,743,445)	(115,031,841)
Change in net unrealized appreciation (depreciation)	111,097,433	148,892,111
Increase (decrease) in net assets resulting from operations	(2,477,971)	37,141,044
Distributions to shareholders
From net investment income
Class A	(20,202)	(16,502)
Class I	(667)	(834)
Class 1	(955,829)	(631,202)
Class NAV	(4,733,549)	(4,760,760)
Total distributions	(5,710,247)	(5,409,298)
From fund share transactions	(121,962,859)	(16,431,586)
Total increase (decrease)	(130,151,077)	15,300,160
Net assets
Beginning of year	641,121,282	625,821,122
End of year	$510,970,205	$641,121,282
Undistributed net investment income	$624,818	$1,313,622

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NATURAL RESOURCES FUND       17

Financial highlights

Class A Shares Period ended	8-31-17	8-31-16	8-31-15	8-31-14	8-31-13
Per share operating performance
Net asset value, beginning of period	$11.29	$10.75	$18.72	$16.33	$16.04
Net investment income[1]	0.03	0.02	— [2]	0.01	0.01
Net realized and unrealized gain (loss) on investments	(0.22)	0.56	(7.97)	2.41	0.30
Total from investment operations	(0.19)	0.58	(7.97)	2.42	0.31
Less distributions
From net investment income	(0.07)	(0.04)	—	(0.03)	(0.02)
Net asset value, end of period	$11.03	$11.29	$10.75	$18.72	$16.33
Total return (%)[3,4]	(1.71)	5.49	(42.57)	14.87	1.92
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$3	$5	$12	$9
Ratios (as a percentage of average net assets):
Expenses before reductions	1.47	1.47	1.58	1.77	1.77
Expenses including reductions	1.38	1.38	1.47	1.58	1.58
Net investment income (loss)	0.29	0.17	(0.02)	0.07	0.03
Portfolio turnover (%)	28	22	25	193	66

1	Based on average daily shares outstanding.
2	Less than $0.005 per share.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NATURAL RESOURCES FUND       18

Class I Shares Period ended	8-31-17	8-31-16		8-31-15	8-31-14	8-31-13
Per share operating performance
Net asset value, beginning of period	$11.27	$10.75		$18.74	$16.35	$16.06
Net investment income[1]	0.09	0.05		0.01	0.07	0.04
Net realized and unrealized gain (loss) on investments	(0.24)	0.55		(7.98)	2.39	0.30
Total from investment operations	(0.15)	0.60		(7.97)	2.46	0.34
Less distributions
From net investment income	(0.11)	(0.08)		(0.02)	(0.07)	(0.05)
Net asset value, end of period	$11.01	$11.27		$10.75	$18.74	$16.35
Total return (%)[2]	(1.45)	5.72		(42.54)	15.08	2.12
Ratios and supplemental data
Net assets, end of period (in millions)	— [3]	—	[3]	— [3]	$1	$7
Ratios (as a percentage of average net assets):
Expenses before reductions	1.16	1.16		3.09	2.21	1.40
Expenses including reductions	1.06	1.06		1.38	1.38	1.38
Net investment income	0.74	0.53		0.06	0.39	0.24
Portfolio turnover (%)	28	22		25	193	66

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Less than $500,000.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NATURAL RESOURCES FUND       19

Class 1 Shares Period ended	8-31-17	8-31-16	8-31-15	8-31-14	8-31-13
Per share operating performance
Net asset value, beginning of period	$11.38	$10.85	$18.92	$16.50	$16.20
Net investment income[1]	0.08	0.05	0.07	0.11	0.08
Net realized and unrealized gain (loss) on investments	(0.22)	0.57	(8.07)	2.42	0.32
Total from investment operations	(0.14)	0.62	(8.00)	2.53	0.40
Less distributions
From net investment income	(0.11)	(0.09)	(0.07)	(0.11)	(0.10)
Net asset value, end of period	$11.13	$11.38	$10.85	$18.92	$16.50
Total return (%)[2]	(1.30)	5.85	(42.35)	15.44	2.44
Ratios and supplemental data
Net assets, end of period (in millions)	$82	$95	$77	$135	$128
Ratios (as a percentage of average net assets):
Expenses before reductions	1.10	1.10	1.08	1.12	1.13
Expenses including reductions	1.01	1.00	0.98	1.06	1.11
Net investment income	0.68	0.49	0.50	0.61	0.50
Portfolio turnover (%)	28	22	25	193	66

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NATURAL RESOURCES FUND       20

Class NAV Shares Period ended	8-31-17	8-31-16	8-31-15	8-31-14	8-31-13
Per share operating performance
Net asset value, beginning of period	$11.30	$10.78	$18.78	$16.38	$16.09
Net investment income[1]	0.08	0.06	0.07	0.12	0.09
Net realized and unrealized gain (loss) on investments	(0.21)	0.55	(8.00)	2.40	0.31
Total from investment operations	(0.13)	0.61	(7.93)	2.52	0.40
Less distributions
From net investment income	(0.12)	(0.09)	(0.07)	(0.12)	(0.11)
Net asset value, end of period	$11.05	$11.30	$10.78	$18.78	$16.38
Total return (%)[2]	(1.26)	5.86	(42.27)	15.49	2.45
Ratios and supplemental data
Net assets, end of period (in millions)	$426	$543	$544	$798	$657
Ratios (as a percentage of average net assets):
Expenses before reductions	1.05	1.05	1.03	1.07	1.08
Expenses including reductions	0.96	0.95	0.93	1.01	1.06
Net investment income	0.73	0.56	0.54	0.67	0.57
Portfolio turnover (%)	28	22	25	193	66

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NATURAL RESOURCES FUND       21

Notes to financial statements

Note 1 — Organization

John Hancock Natural Resources Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation (MFC). Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Class A and Class I shares are closed to all new and existing investors, including automatic purchase plans.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. . Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar

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securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of August 31, 2017, by major security category or type:

	Total value at 8-31-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Consumer staples	$3,985,827	$3,985,827	—	—
Energy	271,190,486	260,029,517	$11,160,969	—
Financials	2,617,126	2,617,126	—	—
Industrials	5,192,840	5,192,840	—	—
Information technology	3,726,126	3,726,126	—	—
Materials	199,882,293	184,563,637	15,318,656	—
Utilities	6,071,900	6,071,900	—	—
Securities lending collateral	41,425,514	41,425,514	—	—
Short-term investments	17,663,819	17,663,819	—	—
Total investments in securities	$551,755,931	$525,276,306	$26,479,625	—

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of

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the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statements of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of August 31, 2017, the fund loaned common stocks valued at $40,542,082 and received $41,433,969 of cash collateral.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 29, 2017, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the need of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 29, 2017, the fund had a similar agreement that enabled it to participate in a $1 billion unsecured committed line of credit. For the year ended August 31, 2017, the fund had no borrowings under either line of credit. Commitment fees for the year ended August 31, 2017, were $4,340.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

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Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of August 31, 2017, the fund has a short-term capital loss carryforward of $94,889,909 and a long-term capital loss carryforward of $267,247,580 available to offset future net realized capital gains. These carryforwards do not expire.

As of August 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

The tax character of distributions for the years ended August 31, 2017 and 2016 was as follows:

	August 31, 2017	August 31, 2016
Ordinary income	$5,710,247	$5,409,298

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2017, the components of distributable earnings on a tax basis consisted of $5,543,651 of undistributed ordinary income.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to investments in passive foreign investment companies and wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis equal to the sum of: (a) 1.000% of the first $500 million of the fund's average net assets; (b) 0.950% of the fund's next $500 million of the fund's average net assets; (c) 0.900% of the fund's next $1 billion of the fund's average net assets; and (d) 0.850% of the fund's average net assets in excess of $2 billion. The Advisor has a subadvisory agreement with Jennison Associates LLC. The fund is not responsible for payment of the subadvisory fees.

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The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2017, this waiver amounted to 0.01% of the fund's average net assets (on an annualized basis). This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive its management fee so that the amount retained by the Advisor after payment of subadvisory fees for the fund does not exceed 0.45% of the fund's average net assets (on an annualized basis). The current expense limitation agreement expires on December 31, 2017, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances of the time.

The Advisor has voluntarily agreed to reduce a portion of its management fee or make payments to the fund if certain expenses of the fund exceed 0.20% of average net assets. Expenses excluded from this waiver include taxes, brokerage commissions, interest expense, litigation and indemnification expenses, and other extraordinary expenses not incurred in the ordinary course of the fund's business, management fees, class specific expenses, short dividend expense, and acquired fund fees.

The expense reductions described above amounted to the following for the year ended August 31, 2017:

Class	Expense reduction	Class	Expense reduction
Class A	$2,736	Class 1	$87,375
Class I	90	Total	$528,899
Class NAV	438,698

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2017 were equivalent to a net annual effective rate of 0.90% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended August 31, 2017 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A and Class 1 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee
Class A	0.30%
Class 1	0.05%

Sales charges. Class A shares may be subject to up-front sales changes. For the year ended August 31, 2017, no sales charges were assessed.

Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the

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shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2017, there were no CDSCs received by the Distributor for Class A shares.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended August 31, 2017 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$9,019	$3,607
Class I	—	106
Class NAV	—	—
Class 1	47,990	—
Total	$57,009	$3,713

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest income (expense)
Borrower	$11,049,949	7	0.709%	($1,523)
Lender	$4,258,035	1	0.845%	$100

Note 5 — Fund share transactions

Transactions in fund shares for the years ended August 31, 2017 and 2016 were as follows:

		Year ended 8-31-17		Year ended 8-31-16
	Shares	Amount	Shares	Amount
Class A shares
Distributions reinvested	1,647	20,172	1,734	16,495
Repurchased	(67,199)	(791,297)	(134,652)	(1,294,126)
Net decrease	(65,552)	($771,125)	(132,918)	($1,277,631)

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		Year ended 8-31-17		Year ended 8-31-16
	Shares	Amount	Shares	Amount
Class I shares
Sold (a)	6,742	$84,402	—	—
Distributions reinvested	52	635	85	809
Repurchased	(5,957)	(67,687)	(8,537)	(88,169)
Net increase (decrease)	837	$17,350	(8,452)	($87,360)
Class 1 shares
Sold	1,310,429	$15,825,236	2,365,524	$23,761,490
Distributions reinvested	77,584	955,829	65,956	631,202
Repurchased	(2,306,554)	(26,837,940)	(1,236,930)	(13,199,964)
Net increase (decrease)	(918,541)	($10,056,875)	1,194,550	$11,192,728
Class NAV shares
Sold	2,031,677	$22,396,767	286,281	$2,825,940
Distributions reinvested	387,044	4,733,549	501,661	4,760,760
Repurchased	(11,912,770)	(138,282,525)	(3,189,638)	(33,846,023)
Net decrease	(9,494,049)	($111,152,209)	(2,401,696)	($26,259,323)
Total net decrease	(10,477,305)	($121,962,859)	(1,348,516)	($16,431,586)

(a) Activity is related to share class exchanges.

Affiliates of the fund owned 100% of shares of Class 1 and Class NAV on August 31, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $159,526,415 and $298,573,837, respectively, for the year ended August 31, 2017.

Note 7 — Industry or sector risk

The fund generally invests a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At August 31, 2017, funds within the John Hancock group of funds complex held 83.4% of the fund's net assets. The following affiliated funds owned 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	28.4%
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	19.9%
John Hancock Funds II Multimanager Lifestyle Aggressive Portfolio	11.7%

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Natural Resources Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Natural Resources Fund (the "Fund") as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 23, 2017

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2017.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2017 Form 1099-DIV in early 2018. This will reflect the tax character of all distributions paid in calendar year 2017.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Jennison Associates LLC (the Subadvisor), for John Hancock Natural Resources Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 19-22, 2017 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 22-24, 2017.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 19-22, 2017, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be

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based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks incluing investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

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(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed the benchmark index for the one-, three- and five-year periods ended December 31, 2016. The Board also noted that the fund outperformed the peer group average for the one-year period and underperformed the peer group average for the three- and five-year periods ended December 31, 2016. The Board took into account management's discussion of the fund's performance, including the fund's favorable performance relative to the peer group average for the one-year period. The Board noted that the fund's longer term performance in part reflects that of the previous subadvisor. The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking with a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are higher than the peer group median and that net total expenses for the fund are lower than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the overall management fee, the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fees, in each case in light of the services rendered for those amounts and the risk undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
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(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length;
(j)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the mutual fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreements

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

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(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

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In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed, where appropriate;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	225
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2005	225
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	225
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	225
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2008	225
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2008	225
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	225
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2005	225

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2012	225
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2012	225
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	225

President and Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

James R. Boyle, Born: 1959	2015	225
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Warren A. Thomson, Born: 1955	2012	225
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

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Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 39 other John Hancock funds consisting of 29 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
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More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Jennison Associates LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

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John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

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Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Natural Resources Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF399103	354A 8/17 10/17

John Hancock

Alternative Asset Allocation Fund

Annual report 8/31/17

A message to shareholders

Dear shareholder,

Equity markets generally delivered solid gains over the past year, supported by rising economic activity, stronger corporate earnings, and low levels of inflation. With the U.S. bull market in its ninth year, investors in U.S. equities should expect more tempered returns going forward, given high valuations and tightening monetary policy.

The bond markets were a study in contrast. Credit-sensitive segments, such as bank loans, enjoyed solid gains, but interest-rate-sensitive investments, such as long-term bonds, posted much more muted returns and likely will remain vulnerable should the U.S. Federal Reserve continue to withdraw economic stimulus and raise interest rates.

Advancing the interests of fund shareholders

One of our primary goals is to advance the interests of our fund shareholders wherever possible. To that end, we recently announced our third round of expense reductions this year, targeting six mutual funds and two closed-end funds that together represent more than $6.9 billion in assets under management. Details can be found at jhinvestments.com.

In addition, we recently learned that fund researcher Morningstar, Inc. formally recognized our shareholder friendly initiatives by upgrading our parent pillar rating—a key component of the Morningstar Analyst Rating system—to positive, the highest possible rating. Morningstar evaluates select funds and their parent firms based on intensive research, including on-site due diligence. They focused on such factors as whether our portfolio managers invest meaningfully in the funds they manage, the quality of our risk management, our corporate culture, and our commitment to recognizing shareholder interests—in other words, how effective we are as stewards of investor capital. We're proud to have been recognized by Morningstar for our efforts and we're committed to continue our work of furthering the interests of our shareholders.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee investment returns and does not eliminate risk of loss. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Alternative Asset Allocation Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
15	Financial statements
18	Financial highlights
24	Notes to financial statements
34	Auditor's report
35	Tax information
36	Continuation of investment advisory and subadvisory agreements
42	Trustees and Officers
46	More information

ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term growth of capital.

AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/17 (%)

The HFRX Global Hedge Fund Index is composed of all eligible hedge fund strategies including four principal strategies: equity hedge, event driven, macro/managed futures, and relative value arbitrage.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

The global risk-asset rally continued

Positive price momentum extended the bull market cycle into its ninth year, as many global equity and credit markets posted striking gains for the period.

The fund underperformed its benchmark

The fund generated a positive return for the period, but underperformed its benchmark, the HFRX Global Hedge Fund Index.

Real estate and energy allocations declined

Among the detractors from the fund's performance, certain holdings with global real estate and U.S. energy exposure suffered losses for the period.

ASSET ALLOCATION AS OF 8/31/17 (%)

Affiliated investment companies	87.1
Alternative investment approaches	47.1
Absolute return strategies	22.1
Alternative markets	13.7
Other affiliated investments	4.2
Unaffiliated investment companies	11.5
Alternative markets	5.8
Absolute return strategies	5.7
Short-term investments and other	1.4

As a percentage of net assets.

A note about risks

The fund's performance depends on the subadvisor's ability to determine asset class allocations, the mix of underlying funds, and the performance of those underlying funds. The fund is subject to the same risks as the underlying funds and exchange-traded funds (ETFs) in which it invests. Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track. An ETF has its own fees and expenses, which are indirectly borne by the fund. Stocks and bonds can decline due to adverse issuer, market, regulatory, or economic developments. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. The securities of small companies are subject to higher volatility than those of larger, more established companies. High-yield bonds are subject to additional risks, such as increased risk of default. Although asset allocation among different asset categories generally limits risk and exposure to any one category, the risk remains that the subadvisor may favor an asset category that performs poorly relative to the other asset categories. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. The fund's losses could exceed the amount invested in its currency instruments. Short sales involve costs and risk. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       3

Discussion of fund performance

An interview with Portfolio Manager Robert M. Boyda, John Hancock Asset Management

Robert M. Boyda
Portfolio Manager
John Hancock Asset Management

How would you describe the global capital market and macroeconomic environment during the 12 months ended August 31, 2017?

The global risk-asset rally continued into its ninth year, as positive price momentum propelled certain equity and credit markets to record highs. Investors seemed to shrug off geopolitical friction and global policy uncertainty, thanks to stable, albeit relatively low, rates of economic growth and a revival in corporate earnings. Cyclically oriented segments of the U.S. markets generally outpaced those regarded as relatively safe havens. Information technology and financials were the leading equity sectors, each returning more than 25%, while the energy and telecommunication services sectors were down. In the bond market, corporate credit outperformed U.S. Treasury securities with comparable maturities.

Improving investor sentiment and signs of stronger economic growth overseas contributed to even stronger positive returns for non-U.S. stocks. The MSCI EAFE Index, a measure of performance for developed foreign markets, rose 18.19%, while the MSCI Emerging Markets Index was up 24.99%, buoyed by an impressive rally across a number of exchanges in developing economies throughout Asia, most notably China.

Given its emphasis outside of mainstream markets—including unconventional investment strategies and niche asset classes—how did the fund perform?

The fund's Class A shares delivered a positive total return of 5.03%, excluding sales charges. Returns relative to peers and market indexes were mixed, depending on the share class and the

ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       4

" Investors seemed to shrug off geopolitical friction and global policy uncertainty, thanks to stable, albeit relatively low, rates of economic growth and a revival in corporate earnings."
particular point of reference. The fund's benchmark, the HFRX Global Hedge Fund Index, was up 5.59%, while Morningstar's multialternative fund category achieved a 3.54% total return.

As another pair of reference points, the fund fared better than investment-grade bonds, but not as well as global stocks: The Bloomberg Barclays U.S. Aggregate Bond Index was up 0.49%, and the MSCI World Index was up 16.84%.

Which holdings were among the more striking contributors to the fund's performance?

The most significant contributors to performance were Technical Opportunities Fund and Seaport Fund, each of which is managed by specialist teams at Wellington Management.

Technical Opportunities Fund, a flexible equity strategy employing a momentum-oriented investment process based on technical analysis, posted double-digit percentage gains for the period. It benefited from sizable exposure to information technology stocks and a range of other cyclical sectors, industries, and companies, many of which fared better than more defensively oriented holdings.

Seaport Fund, a long/short equity strategy, was also up double digits, buoyed by meaningful net long allocations to the technology, financials, and healthcare sectors.

To a lesser extent, other contributors included Strategic Income Opportunities Fund (JHAM), a multi-sector bond approach; Redwood Fund (Boston Partners), a covered equity call option writing strategy; Enduring Assets Fund (Wellington),a global listed infrastructure style; and Short Duration Credit Opportunities Fund (Stone Harbor), a fixed-income fund with limited interest-rate risk.

ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       5

"At the close of the period, alternative investment approaches represented the largest portion of the fund's assets."

What strategies detracted from performance for the period?

In an environment of positive returns across many of the world's capital markets, there were relatively few negative contributors to the fund's absolute performance for the period. The fund's positions that did decline were small in size, rendering the detractors next to negligible. Among them, Global Real Estate Fund (Standard Life) was the most significant. The remaining detractors included a pair of exchange-traded funds (ETFs) tracking certain stocks in the U.S. energy sector. An ETF holding that tracks gold mining stocks also suffered a decline for the period.

What changes to the fund's composition did you make during the period?

We made no major changes to the core composition of the fund from the period's beginning to its end. We did, however, close the fund's small position in Global Real Estate Fund (Standard Life), but we continued to maintain exposure to the asset class through a different fund with the same name, managed by Deutsche Asset Management.

How did you leave the fund positioned at the close of the period?

We think about the fund's holdings in terms of three broad categories: alternative investment approaches, absolute return strategies, and alternative markets.

At the close of the period, alternative investment approaches represented the largest portion of the fund's assets. Such strategies use opportunistic, relatively unconstrained techniques and can strategically alter market-level exposures. These mandates are often designed to demonstrate distinctive patters of return. Strategic Income Opportunities Fund was the largest holding in this category.

Absolute return strategies—designed with a goal of achieving positive returns in a variety of

ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       6

environments—represented the next largest portion of fund assets. Global Absolute Return Strategies Fund (Standard Life), a multi-asset approach that includes directional and relative value positions, was the biggest holding in this category.

Finally, alternative markets provide exposure to niche asset classes where the drivers of performance are often unrelated to those of mainstream U.S. stock or bond investments. Enduring Assets Fund, which invests in infrastructure-related equities, including companies holding real, long-lived assets on their balance sheets, was the biggest holding in this group.

MANAGED BY

Robert M. Boyda On the fund since 2010 Investing since 1979
Marcelle Daher, CFA On the fund since 2013 Investing since 1999
Nathan W. Thooft, CFA On the fund since 2013 Investing since 2000

The views expressed in this report are exclusively those of Robert M. Boyda, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  AUGUST 31, 2017

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception[1,2]	5-year	Since inception[1,2]
Class A	-0.23	1.57	6.79	8.12	76.70
Class C3	3.30	1.91	6.62	9.94	74.25
Class I3,4	5.34	2.96	7.60	15.70	88.66
Class R2[3,4]	4.87	2.46	6.37	12.94	70.73
Class R4[3,4]	5.18	2.53	6.86	13.31	77.64
Class R6[3,4]	5.45	3.02	6.12	16.04	67.24
Index †	5.59	1.94	2.36	10.09	22.42

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R4	Class R6
Gross (%)	1.94	2.64	1.63	2.03	1.88	1.53
Net (%)	1.87	2.57	1.56	1.96	1.71	1.46

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the HFRX Global Hedge Fund Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Alternative Asset Allocation Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the HFRX Global Hedge Fund Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2,3,5	1-2-09	17,425	17,425	12,242
Class I2,3,4	1-2-09	18,866	18,866	12,242
Class R2[2,3,4]	1-2-09	17,073	17,073	12,242
Class R4[2,3,4]	1-2-09	17,764	17,764	12,242
Class R6[2,3,4]	1-2-09	16,724	16,724	12,242

The HFRX Global Hedge Fund Index is composed of all eligible hedge fund strategies, including four principal strategies: equity hedge, event driven, macro/ managed futures, and relative value arbitrage.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 1-2-09.
2	Performance information prior to 12-20-10 reflects an allocation to a different mix of underlying funds, and would have been different if the fund's investments had been allocated to its current mix of underlying funds.
3	Class C, Class I, Class R2, Class R4, and Class R6 shares were first offered on 6-14-11, 12-31-10, 3-1-12, 6-27-13, and 9-1-11, respectively. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class C, Class I, Class R2, Class R4, and Class R6 shares, as applicable.
4	For certain types of investors, as described in the fund's prospectus.
5	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on March 1, 2017, with the same investment held until August 31, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2017, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on March 1, 2017, with the same investment held until August 31, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2017	Ending value on 8-31-2017	Expenses paid during period ended 8-31-2017[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,028.30	$3.02	0.59%
	Hypothetical example for comparison purposes	1,000.00	1,022.20	3.01	0.59%
Class C	Actual expenses/actual returns	1,000.00	1,024.60	6.58	1.29%
	Hypothetical example for comparison purposes	1,000.00	1,018.70	6.56	1.29%
Class I	Actual expenses/actual returns	1,000.00	1,030.40	1.43	0.28%
	Hypothetical example for comparison purposes	1,000.00	1,023.80	1.43	0.28%
Class R2	Actual expenses/actual returns	1,000.00	1,027.60	3.63	0.71%
	Hypothetical example for comparison purposes	1,000.00	1,021.60	3.62	0.71%
Class R4	Actual expenses/actual returns	1,000.00	1,028.90	2.20	0.43%
	Hypothetical example for comparison purposes	1,000.00	1,023.00	2.19	0.43%
Class R6	Actual expenses/actual returns	1,000.00	1,030.40	0.97	0.19%
	Hypothetical example for comparison purposes	1,000.00	1,024.20	0.97	0.19%

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       11

Fund’s investments
AS OF 8-31-17
	Shares	Value
Affiliated investment companies (A) 87.1%		$633,543,556
(Cost $627,485,565)
Absolute return strategies 22.1%		160,439,996
Absolute Return Currency, Class NAV (First Quadrant) (B)	6,693,122	63,718,519
Global Absolute Return Strategies, Class NAV (Standard Life) (B)	9,345,070	96,721,477
Alternative investment approaches 47.1%		342,408,221
Redwood, Class NAV (Boston Partners) (B)	7,709,344	82,644,166
Seaport, Class NAV (Wellington)	4,796,638	57,559,661
Short Duration Credit Opportunities, Class NAV (Stone Harbor)	8,465,142	82,365,836
Strategic Income Opportunities, Class NAV (JHAM) (C)(D)	8,298,123	90,698,483
Technical Opportunities, Class NAV (Wellington)	2,137,937	29,140,075
Alternative markets 13.7%		99,759,588
Enduring Assets, Class NAV (Wellington)	2,530,440	31,301,540
Global Income, Class NAV (Stone Harbor)	3,091,756	29,588,103
Global Real Estate, Class NAV (Deutsche)	1,194,848	11,578,080
Natural Resources, Class NAV (Jennison)	406,313	4,489,757
Real Return Bond, Class NAV (PIMCO)	2,039,545	22,802,108
Other affiliated investments 4.2%		30,935,751

Touchstone Merger Arbitrage Fund, Class I (E)	2,759,657	30,935,751
Unaffiliated investment companies 11.5%		$83,480,212
(Cost $78,807,850)
Absolute return strategies 5.7%		41,092,784
The Arbitrage Fund, Class I	3,032,678	41,092,784
Alternative markets 5.8%		42,387,428
Energy Select Sector SPDR Fund	57,969	3,650,308
Financial Select Sector SPDR Fund	246,897	6,098,356
iShares U.S. Oil & Gas Exploration & Production ETF	21,158	1,105,294
PowerShares DB Commodity Index Tracking Fund (B)	613,806	9,268,471
PowerShares DB Energy Fund (B)	332,109	4,074,977
PowerShares DB Gold Fund (B)	183,319	7,719,563
VanEck Vectors Gold Miners ETF	57,746	1,427,481
Vanguard Information Technology ETF	23,526	3,557,602
Vanguard REIT ETF	65,271	5,485,376

	Yield (%)	Shares	Value
Short-term investments 1.5%			$10,984,811
(Cost $10,984,811)
Money market funds 1.5%			10,984,811
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.9295(F)	10,984,811	10,984,811

12	JOHN HANCOCK Alternative Asset Allocation Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total investments (Cost $717,278,226) 100.1%	$728,008,579
Other assets and liabilities, net (0.1)%	(679,369)
Total net assets 100.0%	$727,329,210

The percentage shown for each investment is the total value of the category as a percentage of net assets of the fund.
Security Abbreviations and Legend
(A)	The underlying funds' subadvisor is shown parenthetically.
(B)	Non-income producing.
(C)	The subadvisor is an affiliate of the advisor.
(D)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
(E)	The fund owns 5% or more of the outstanding voting shares of the issuer and the security is considered an affiliate of the fund. For more information on this security refer to the Notes to financial statements.
(F)	The rate shown is the annualized seven-day yield as of 8-31-17.

Affiliated Underlying Funds' Subadvisors
Boston Partners Global Investors, Inc.	(Boston Partners)
Deutsche Asset Management, Inc.	(Deutsche)
First Quadrant LP	(First Quadrant)
Jennison Associates LLC	(Jennison)
John Hancock Asset Management	(JHAM)
Pacific Investment Management Company LLC	(PIMCO)
Standard Life Investment, (Corporate Funds) Limited	(Standard Life)
Stone Harbor Investment Partners LP	(Stone Harbor)
Wellington Management Company LLP	(Wellington)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Alternative Asset Allocation Fund	13

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
S&P 500 Index E-Mini Futures	66	Short	Sep 2017	$(8,019,517)	$(8,151,330)	$(131,813)
						$(131,813)
* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	3,729,234	AUD	4,952,502	Australia and New Zealand Banking Group	9/20/2017	—	$(207,063)
USD	122,703	EUR	108,838	HSBC Bank USA	9/20/2017	—	(6,966)
						—	$(214,029)

Derivatives currency abbreviations
AUD	Australian Dollar
EUR	Euro
USD	U.S. Dollar
At 8-31-17, the aggregate cost of investments for federal income tax purposes was $731,657,244. Net unrealized depreciation aggregated to $3,994,507, of which $8,198,746 related to gross unrealized appreciation and $12,193,253 related to gross unrealized depreciation.
OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.
14	JOHN HANCOCK Alternative Asset Allocation Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 8-31-17

Assets
Investments in unaffiliated funds, at value (Cost $89,792,661)	$94,465,023
Investments in affiliated funds and issuers, at value (Cost $627,485,565)	633,543,556
Foreign currency, at value (Cost $32)	33
Cash held at broker for futures contracts	277,200
Receivable for investments sold	1,423,885
Receivable for fund shares sold	1,190,617
Dividends and interest receivable	601,344
Other receivables and prepaid expenses	43,252
Total assets	731,544,910
Liabilities
Due to custodian	109,443
Payable for investments purchased	612,703
Unrealized depreciation on forward foreign currency contracts	214,029
Payable for fund shares repurchased	3,067,499
Payable for futures variation margin	47,190
Payable to affiliates
Accounting and legal services fees	17,913
Transfer agent fees	65,887
Distribution and service fees	1,124
Trustees' fees	282
Investment management fees	8,576
Other liabilities and accrued expenses	71,054
Total liabilities	4,215,700
Net assets	$727,329,210
Net assets consist of
Paid-in capital	$761,820,939
Undistributed net investment income	3,313,289
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	(48,189,672)
Net unrealized appreciation (depreciation) on investments, futures contracts and translation of assets and liabilities in foreign currencies	10,384,654
Net assets	$727,329,210

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($136,373,055 ÷ 9,372,472 shares)	$14.55
Class C ($71,912,740 ÷ 4,940,399 shares)	$14.56
Class I ($495,461,150 ÷ 33,986,229 shares)	$14.58
Class R2 ($3,665,379 ÷ 252,185 shares)	$14.53
Class R4 ($5,103,440 ÷ 349,991 shares)	$14.58
Class R6 ($14,813,446 ÷ 1,015,844 shares)	$14.58
Maximum offering price per share
Class A (net asset value per share ÷ 95%)	$15.32

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       15

STATEMENT OF OPERATIONS  For the year ended 8-31-17

Investment income
Income distributions received from affiliated funds	$9,126,637
Dividends	643,930
Interest	56,451
Total investment income	9,827,018
Expenses
Investment management fees	1,824,324
Distribution and service fees	1,482,366
Accounting and legal services fees	117,091
Transfer agent fees	833,532
Trustees' fees	14,510
State registration fees	110,890
Printing and postage	55,840
Professional fees	72,365
Custodian fees	36,900
Other	18,708
Total expenses	4,566,526
Less expense reductions	(936,683)
Net expenses	3,629,843
Net investment income	6,197,175
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	723,444
Affiliated investments	(9,554,704)
Capital gain distributions received from affiliated investments	987,743
Capital gain distributions received from unaffiliated investments	396,703
Futures contracts	(2,155,693)
Forward foreign currency contracts	(60,520)
(9,663,027)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	4,319,003
Affiliated investments	36,279,850
Futures contracts	294,196
Forward foreign currency contracts	17,949
40,910,998
Net realized and unrealized gain	31,247,971
Increase in net assets from operations	$37,445,146

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       16

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-17	Year ended 8-31-16
Increase (decrease) in net assets
From operations
Net investment income	$6,197,175	$15,446,436
Net realized loss	(9,663,027)	(12,307,764)
Change in net unrealized appreciation (depreciation)	40,910,998	8,821,535
Increase in net assets resulting from operations	37,445,146	11,960,207
Distributions to shareholders
From net investment income
Class A	(1,398,657)	(5,446,160)
Class C	—	(973,162)
Class I	(3,517,940)	(8,892,678)
Class R2	(32,686)	(78,687)
Class R4	(31,759)	(5,625)
Class R6	(120,764)	(119,982)
From net realized gain
Class A	(448,981)	(4,274,517)
Class C	(66,536)	(1,446,910)
Class I	(765,531)	(5,759,546)
Class R2	(12,128)	(65,693)
Class R4	(8,209)	(3,937)
Class R6	(23,545)	(73,046)
Total distributions	(6,426,736)	(27,139,943)
From fund share transactions	(141,445,056)	(229,827,720)
Total decrease	(110,426,646)	(245,007,456)
Net assets
Beginning of year	837,755,856	1,082,763,312
End of year	$727,329,210	$837,755,856
Undistributed net investment income	$3,313,289	$2,410,656

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       17

Financial highlights

Class A Shares Period ended	8-31-17	8-31-16	8-31-15	8-31-14	8-31-13
Per share operating performance
Net asset value, beginning of period	$13.96	$14.12	$15.35	$14.68	$14.32
Net investment income[1,2]	0.10	0.22	0.19	0.14	0.16
Net realized and unrealized gain (loss) on investments	0.60	— [3]	(0.81)	0.86	0.42
Total from investment operations	0.70	0.22	(0.62)	1.00	0.58
Less distributions
From net investment income	(0.08)	(0.21)	(0.19)	(0.14)	(0.14)
From net realized gain	(0.03)	(0.17)	(0.42)	(0.19)	(0.08)
Total distributions	(0.11)	(0.38)	(0.61)	(0.33)	(0.22)
Net asset value, end of period	$14.55	$13.96	$14.12	$15.35	$14.68
Total return (%)[4,5]	5.03	1.60	(4.14)	6.88	4.10
Ratios and supplemental data
Net assets, end of period (in millions)	$136	$278	$404	$484	$329
Ratios (as a percentage of average net assets):
Expenses before reductions[6]	0.72	0.73	0.70	0.72	0.76
Expenses including reductions[6]	0.59	0.59	0.56	0.60	0.65
Net investment income[2]	0.71	1.56	1.29	0.96	1.09
Portfolio turnover (%)	10	17	45	26	22

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Does not reflect the effect of sales charges, if any.
6	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund. The range of expense ratios of the underlying funds held by the fund was as follows: 0.10%-3.50%, 0.10%-3.39%, 0.12% - 2.83%, 0.68%-2.70% and 0.71%-1.29% for the years ended 8-31-17, 8-31-16, 8-31-15, 8-31-14 and 8-31-13, respectively.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       18

Class C Shares Period ended	8-31-17		8-31-16	8-31-15	8-31-14	8-31-13
Per share operating performance
Net asset value, beginning of period	$13.97		$14.12	$15.35	$14.68	$14.32
Net investment income[1,2]	—	[6]	0.12	0.09	0.04	0.05
Net realized and unrealized gain (loss) on investments	0.60		0.01	(0.82)	0.85	0.43
Total from investment operations	0.60		0.13	(0.73)	0.89	0.48
Less distributions
From net investment income	—		(0.11)	(0.08)	(0.03)	(0.04)
From net realized gain	(0.01)		(0.17)	(0.42)	(0.19)	(0.08)
Total distributions	(0.01)		(0.28)	(0.50)	(0.22)	(0.12)
Net asset value, end of period	$14.56		$13.97	$14.12	$15.35	$14.68
Total return (%)[3,4]	4.30		0.94	(4.83)	6.13	3.38
Ratios and supplemental data
Net assets, end of period (in millions)	$72		$99	$135	$162	$109
Ratios (as a percentage of average net assets):
Expenses before reductions[5]	1.42		1.43	1.41	1.43	1.48
Expenses including reductions[5]	1.29		1.29	1.26	1.31	1.37
Net investment income[2]	—	[7]	0.85	0.59	0.25	0.36
Portfolio turnover (%)	10		17	45	26	22

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Does not reflect the effect of sales charges, if any.
5	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund. The range of expense ratios of the underlying funds held by the fund was as follows: 0.10%-3.50%, 0.10%-3.39%, 0.12% - 2.83%, 0.68%-2.70% and 0.71%-1.29% for the years ended 8-31-17, 8-31-16, 8-31-15, 8-31-14 and 8-31-13, respectively.
6	Less than $0.005 per share.
7	Less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       19

Class I Shares Period ended	8-31-17	8-31-16	8-31-15	8-31-14	8-31-13
Per share operating performance
Net asset value, beginning of period	$13.99	$14.15	$15.37	$14.70	$14.34
Net investment income[1,2]	0.14	0.26	0.24	0.19	0.21
Net realized and unrealized gain (loss) on investments	0.60	— [3]	(0.81)	0.85	0.43
Total from investment operations	0.74	0.26	(0.57)	1.04	0.64
Less distributions
From net investment income	(0.12)	(0.25)	(0.23)	(0.18)	(0.20)
From net realized gain	(0.03)	(0.17)	(0.42)	(0.19)	(0.08)
Total distributions	(0.15)	(0.42)	(0.65)	(0.37)	(0.28)
Net asset value, end of period	$14.58	$13.99	$14.15	$15.37	$14.70
Total return (%)[4]	5.34	1.93	(3.80)	7.21	4.47
Ratios and supplemental data
Net assets, end of period (in millions)	$495	$433	$532	$592	$290
Ratios (as a percentage of average net assets):
Expenses before reductions[5]	0.40	0.42	0.39	0.40	0.39
Expenses including reductions[5]	0.28	0.28	0.24	0.28	0.28
Net investment income[2]	1.01	1.88	1.63	1.24	1.42
Portfolio turnover (%)	10	17	45	26	22

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund. The range of expense ratios of the underlying funds held by the fund was as follows: 0.10%-3.50%, 0.10%-3.39%, 0.12% - 2.83%, 0.68%-2.70% and 0.71%-1.29% for the years ended 8-31-17, 8-31-16, 8-31-15, 8-31-14 and 8-31-13, respectively.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       20

Class R2 Shares Period ended	8-31-17	8-31-16	8-31-15	8-31-14	8-31-13
Per share operating performance
Net asset value, beginning of period	$13.95	$14.11	$15.33	$14.66	$14.30
Net investment income[1,2]	0.08	0.20	0.14	0.10	0.11
Net realized and unrealized gain (loss) on investments	0.60	0.01	(0.79)	0.87	0.45
Total from investment operations	0.68	0.21	(0.65)	0.97	0.56
Less distributions
From net investment income	(0.07)	(0.20)	(0.15)	(0.11)	(0.12)
From net realized gain	(0.03)	(0.17)	(0.42)	(0.19)	(0.08)
Total distributions	(0.10)	(0.37)	(0.57)	(0.30)	(0.20)
Net asset value, end of period	$14.53	$13.95	$14.11	$15.33	$14.66
Total return (%)[3]	4.87	1.51	(4.31)	6.67	3.94
Ratios and supplemental data
Net assets, end of period (in millions)	$4	$7	$2	$2	$1
Ratios (as a percentage of average net assets):
Expenses before reductions[4]	0.82	0.81	1.02	2.20	7.89
Expenses including reductions[4]	0.69	0.67	0.69	0.82	0.82
Net investment income[2]	0.60	1.43	1.02	0.65	0.74
Portfolio turnover (%)	10	17	45	26	22

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund. The range of expense ratios of the underlying funds held by the fund was as follows: 0.10%-3.50%, 0.10% - 3.39%, 0.12%-2.83%, 0.68%-2.70% and 0.71%-1.29% for the years ended 8-31-17, 8-31-16, 8-31-15, 8-31-14 and 8-31-13, respectively.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       21

Class R4 Shares Period ended	8-31-17	8-31-16	8-31-15	8-31-14	8-31-13[1]
Per share operating performance
Net asset value, beginning of period	$13.99	$14.15	$15.36	$14.69	$14.50
Net investment income[2,3]	0.12	0.14	0.20	0.13	0.02
Net realized and unrealized gain (loss) on investments	0.60	0.10	(0.80)	0.87	0.17
Total from investment operations	0.72	0.24	(0.60)	1.00	0.19
Less distributions
From net investment income	(0.10)	(0.23)	(0.19)	(0.14)	—
From net realized gain	(0.03)	(0.17)	(0.42)	(0.19)	—
Total distributions	(0.13)	(0.40)	(0.61)	(0.33)	—
Net asset value, end of period	$14.58	$13.99	$14.15	$15.36	$14.69
Total return (%)[4]	5.18	1.79	(3.99)	6.92	1.31	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$5	$4	— [6]	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions[7]	0.66	0.67	2.23	13.79	15.62	[8]
Expenses including reductions[7]	0.44	0.43	0.40	0.57	0.57	[8]
Net investment income[3]	0.85	1.00	1.44	0.89	0.70	[8]
Portfolio turnover (%)	10	17	45	26	22	[9]

1	The inception date for Class R4 shares is 6-27-13.
2	Based on average daily shares outstanding.
3	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund. The range of expense ratios of the underlying funds held by the fund was as follows: 0.10%-3.50%, 0.10%-3.39%, 0.12% - 2.83%, 0.68%-2.70% and 0.71%-1.29% for the years ended 8-31-17, 8-31-16, 8-31-15, 8-31-14 and 8-31-13, respectively.
8	Annualized.
9	The portfolio turnover is shown for the period from 9-1-12 to 8-31-13.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       22

Class R6 Shares Period ended	8-31-17	8-31-16	8-31-15	8-31-14	8-31-13
Per share operating performance
Net asset value, beginning of period	$13.99	$14.15	$15.39	$14.70	$14.34
Net investment income[1,2]	0.16	0.21	0.24	0.18	0.22
Net realized and unrealized gain (loss) on investments	0.60	0.07	(0.81)	0.88	0.41
Total from investment operations	0.76	0.28	(0.57)	1.06	0.63
Less distributions
From net investment income	(0.14)	(0.27)	(0.25)	(0.18)	(0.19)
From net realized gain	(0.03)	(0.17)	(0.42)	(0.19)	(0.08)
Total distributions	(0.17)	(0.44)	(0.67)	(0.37)	(0.27)
Net asset value, end of period	$14.58	$13.99	$14.15	$15.39	$14.70
Total return (%)[3]	5.45	2.05	(3.74)	7.29	4.41
Ratios and supplemental data
Net assets, end of period (in millions)	$15	$16	$9	$10	$2
Ratios (as a percentage of average net assets):
Expenses before reductions[4]	0.31	0.32	0.34	0.83	1.42
Expenses including reductions[4]	0.18	0.17	0.13	0.19	0.35
Net investment income[2]	1.11	1.52	1.66	1.22	1.50
Portfolio turnover (%)	10	17	45	26	22

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund. The range of expense ratios of the underlying funds held by the fund was as follows: 0.10%-3.50%, 0.10% - 3.39%, 0.12%-2.83%, 0.68%-2.70% and 0.71%-1.29% for the years ended 8-31-17, 8-31-16, 8-31-15, 8-31-14 and 8-31-13, respectively.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       23

Notes to financial statements

Note 1 — Organization

John Hancock Alternative Asset Allocation Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term growth of capital.

The fund operates as a "fund of funds," investing in Class NAV shares of affiliated underlying funds of the Trust, other affiliated funds in the John Hancock funds complex and other permitted investments, including unaffiliated funds.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and R4 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

The accounting policies of the John Hancock underlying funds in which the fund invests are outlined in the underlying funds' shareholder reports, which include the underlying funds' financial statements, available without charge by calling 800-344-1029 or visiting jhinvestments.com, on the Securities and Exchange Commission (SEC) website at sec.gov or at the SEC's public reference room in Washington, D.C. The underlying funds are not covered by this report.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Investments by the fund in underlying affiliated funds and/or other open-end management investment companies, other than exchange-traded funds (ETFs) are valued at their respective NAVs each business day. ETFs held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign index futures that trade in the electronic trading market subsequent to the close of regular trading and have sufficient liquidity will be valued at the last traded price in the electronic trading market as of 4:00 p.m., ET. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The

ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       24

frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of August 31, 2017, all investments are categorized as Level 1 under the hierarchy described above, except for forward foreign currency contracts, which are categorized as Level 2.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Income and capital gain distributions from underlying funds are recorded on ex-date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 29, 2017, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the need of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 29, 2017, the fund had a similar agreement that enabled it to participate in a $1 billion unsecured committed line of credit. For the year ended August 31, 2017, the fund had no borrowings under either line of credit. Commitment fees for the year ended August 31, 2017 were $4,770.

ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       25

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of August 31, 2017, the fund has a short-term capital loss carryforward of $11,961,004 and a long-term capital loss carryforward of $21,635,621 available to offset future net realized capital gains. These carryforwards do not expire.

As of August 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund typically declares and pays dividends and capital gain distributions, if any, at least annually.

The tax character of distributions for the years ended August 31, 2017 and 2016 was as follows:

	August 31, 2017	August 31, 2016
Ordinary Income	$6,426,736	$27,139,943

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2017, the components of distributable earnings on a tax basis consisted of $3,099,260 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital. Short-term gains from underlying funds are treated as ordinary income for tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and partnerships.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the OTC (over-the-counter) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       26

Forward foreign currency contracts are typically traded through the OTC market. Certain forwards are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures are traded on an exchange. Exchange-traded transactions generally present less counterparty risk to a fund than OTC transactions. The exchange stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange and the clearing member. Margin requirements for exchange-traded derivatives are set by the broker. Margin for exchange-traded transactions are detailed in the Statement of assets and liabilities as Cash held at broker for futures contracts.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended August 31, 2017, the fund used futures contracts to manage against anticipated changes in securities markets. The fund held futures contracts with notional values ranging from $8.1 million to $17.4 million as measured at each quarter end.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       27

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended August 31, 2017, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates and to manage currency exposure. The fund held forward foreign currency contracts with U.S. dollar notional values ranging from $3.9 million to $24.1 million, as measured at each quarter end.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at August 31, 2017 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Liabilities derivative fair value
Equity	Receivable/payable for futures	Futures†	($131,813)
Foreign currency	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	(214,029)
			($345,842)
† Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2017:

Statements of operations location - net realized gain (loss) on:
Risk	Futures contracts	Forward foreign currency contracts	Total
Equity	(2,155,693)	—	($2,155,693)
Foreign currency	—	($60,520)	($60,520)
Total	(2,155,693)	($60,520)	($2,216,213)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2017:

Statement of operations location - change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts	Forward foreign currency contracts	Total
Equity	$294,196	—	$294,196
Foreign currency	—	$17,949	$17,949
Total	$294,196	$17,949	$312,145

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

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Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund pays the Advisor a management fee for its services to the fund. The management fee has two components: (1) a fee on assets invested in a fund of the Trust or John Hancock Funds III (JHF III); and (2) a fee on assets invested in investments other than a fund of the Trust or JHF III (Other assets).

The fee on assets invested in a fund of the Trust or JHF III is stated as an annual percentage of the current value of the net assets of the fund (together with the assets of any other applicable fund identified in the advisory agreement) determined in accordance with the following schedule:

Management fee on assets invested in a fund of the Trust and JHF III

Aggregate net assets of the fund
First $5.0 billion	0.100%
Excess over $5.0 billion	0.075%

The fee on Other assets is stated as an annual percentage of the current value of the net assets of the fund (together with the assets of any other applicable fund identified in the advisory agreement), determined in accordance with the following schedule:

Management fee on Other assets

Aggregate net assets of the fund
First $5.0 billion	0.550%
Excess over $5.0 billion	0.525%

John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited and John Hancock Asset Management a division of Manulife Asset Management (US) LLC, both indirectly owned subsidiaries of MFC and affiliates of the Advisor, act as subadvisors to the fund. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to reduce its management fee and/or make payment to the fund in an amount equal to the amount by which "Other expenses" of the fund exceed 0.04% of the average net assets of the fund. "Other expenses" means all of the expenses of the fund, excluding: advisory fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, class specific expenses, underlying fund expenses (acquired fund fees), and short dividend expense. The current expense limitation agreement expires on December 31, 2018, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor had contractually agreed to waive fees and/or reimburse certain class specific expenses, excluding fund level expenses such as advisory fees, acquired fund fees, taxes, brokerage commissions, interest expense, short dividend expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business for Class R2, Class R4 and Class R6 shares, to the extent that the above expenses for each class exceeded 0.67%, 0.42% and 0.00%, respectively, of the average net assets attributable to each respective class. The fee waiver and/or reimbursements expired December 31, 2016.

The Advisor has contractually agreed to reduce its management fee by 0.05% of the fund's average daily net assets up to $5 billion, and by 0.025% of the fund's average daily net assets over $5 billion. The current expense limitation agreement expires on December 31, 2018, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

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The Advisor has voluntarily agreed to waive its management fee for the fund so that the aggregate advisory fee retained by the Advisor with respect to both the fund and its underlying investments (after payment of subadvisory fees) does not exceed 0.55% of the fund's first $5 billion of average net assets and 0.525% of the fund's average net assets in excess of $5 billion. The Advisor may terminate this voluntary waiver at any time upon notice to the Trust.

For the year ended August 31, 2017, the expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$242,756	Class R4	$5,642
Class C	103,056	Class R6	17,707
Class I	555,724	Total	$932,076
Class R2	7,191

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2017 were equivalent to a net annual effective rate of 0.12% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended August 31, 2017 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R2	0.25%	0.25%
Class C	1.00%	—	Class R4	0.25%	0.10%

The fund's Distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class R4 shares. The current waiver agreement expires on December 31, 2017, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $4,607 for Class R4 shares for the year ended August 31, 2017.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $71,146 for the year ended August 31, 2017. Of this amount, $11,654 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $57,473 was paid as sales commissions to broker-dealers and $2,019 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in

ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       30

connection with the sale of these shares. During the year ended August 31, 2017, CDSCs received by the Distributor amounted to $41 and $3,220 for Class A and Class C shares, respectively.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended August 31, 2017 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$595,889	$239,477
Class C	841,104	100,883
Class I	—	489,531
Class R2	29,365	892
Class R4	16,008	680
Class R6	—	2,069
Total	$1,482,366	$833,532

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the years ended August 31, 2017 and 2016 were as follows:

		Year ended 8-31-17		Year ended 8-31-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	1,933,952	$27,279,805	3,943,308	$54,370,816
Distributions reinvested	130,540	1,817,125	702,420	9,602,082
Repurchased	(12,620,810)	(178,314,184)	(13,352,537)	(184,022,848)
Net decrease	(10,556,318)	($149,217,254)	(8,706,809)	($120,049,950)
Class C shares
Sold	394,362	$5,590,654	526,978	$7,276,019
Distributions reinvested	4,527	63,337	166,219	2,283,856
Repurchased	(2,574,821)	(36,456,274)	(3,112,001)	(42,942,235)
Net decrease	(2,175,932)	($30,802,283)	(2,418,804)	($33,382,360)
Class I shares
Sold	15,803,609	$224,041,906	14,379,651	$198,575,849
Distributions reinvested	258,614	3,597,333	909,063	12,417,805
Repurchased	(13,063,416)	(184,950,330)	(21,881,725)	(301,608,568)
Net increase (decrease)	2,998,807	$42,688,909	(6,593,011)	($90,614,914)

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		Year ended 8-31-17		Year ended 8-31-16
	Shares	Amount	Shares	Amount
Class R2 shares
Sold	68,493	$966,091	387,165	$5,332,050
Distributions reinvested	3,009	41,853	9,711	132,651
Repurchased	(294,988)	(4,224,062)	(96,827)	(1,342,812)
Net increase (decrease)	(223,486)	($3,216,118)	300,049	$4,121,889
Class R4 shares
Sold	94,383	$1,333,951	275,292	$3,804,771
Distributions reinvested	2,869	39,968	699	9,562
Repurchased	(27,938)	(398,062)	(19,634)	(267,284)
Net increase	69,314	$975,857	256,357	$3,547,049
Class R6 shares
Sold	531,276	$7,564,957	851,131	$11,613,343
Distributions reinvested	10,374	144,309	14,131	193,028
Repurchased	(678,667)	(9,583,433)	(375,458)	(5,255,805)
Net increase (decrease)	(137,017)	($1,874,167)	489,804	$6,550,566
Total net decrease	(10,024,632)	($141,445,056)	(16,672,414)	($229,827,720)

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $73,161,993 and $208,257,975, respectively, for the year ended August 31, 2017.

Note 8 — Investment in affiliated underlying funds

The fund invests in affiliated underlying funds that are managed by the Advisor and its affiliates. The fund does not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the fund's investment may represent a significant portion of each underlying fund's net assets. At August 31, 2017, the fund held 5% or more of the net assets of the underlying funds shown below:

Fund	Underlying fund's net assets
John Hancock Funds II Redwood Fund	82.4%
John Hancock Funds Enduring Assets Fund	28.5%
John Hancock Funds II Global Income Fund	11.0%
John Hancock Funds Seaport Fund	9.2%
John Hancock Funds II Short Duration Credit Opportunities Fund	7.6%
John Hancock Funds II Technical Opportunities Fund	5.1%

Information regarding the fund's purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund from their investments in affiliated underlying funds during the period is as follows:

					Dividends and distributions
Fund	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
Absolute Return Currency	7,604,574	925,517	(1,836,969)	6,693,122	—	—	($276,240)	$470,563	$63,718,519

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					Dividends and distributions
Fund	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
Enduring Assets	3,312,292	256,212	(1,038,064)	2,530,440	$764,610	—	$132,787	$2,876,276	$31,301,540
Global Absolute Return Strategies	11,187,388	244,225	(2,086,543)	9,345,070	—	—	(2,238,121)	5,428,660	96,721,477
Global Income	3,499,109	339,455	(746,808)	3,091,756	1,685,781	—	(564,717)	776,284	29,588,103
Global Real Estate (Deutsche)	—	1,261,175	(66,327)	1,194,848	—	—	9,691	264,793	11,578,080
Global Real Estate (Standard Life)	1,227,373	91,311	(1,318,684)	—	474,638	—	(425,884)	(708,679)	—
Natural Resources	435,132	112,428	(141,247)	406,313	44,181	—	(141,800)	119,382	4,489,757
Real Return Bond	2,315,375	121,894	(397,724)	2,039,545	639,561	—	(181,616)	(198,246)	22,802,108
Redwood	9,279,486	170,869	(1,741,011)	7,709,344	—	—	(1,995,880)	6,173,071	82,644,166
Seaport	6,569,793	194,073	(1,967,228)	4,796,638	—	$30,009	852,628	6,274,698	57,559,661
Short Duration Credit Opportunities	9,844,954	465,523	(1,845,335)	8,465,142	2,962,208	—	(1,109,284)	1,867,745	82,365,836
Strategic Income Opportunities	9,549,984	560,536	(1,812,397)	8,298,123	2,555,658	—	(615,572)	2,290,493	90,698,483
Technical Opportunities	3,082,286	229,830	(1,174,179)	2,137,937	—	25,212	(3,205,698)	10,511,803	29,140,075
					$9,126,637	$55,221	($9,759,706)	$36,146,843	$602,607,805

Note 9 — Transactions in securities of affiliated issuers

Affiliated issuers, as defined by the 1940 Act, are those in which the fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the fund's transactions in the securities of these issuers during the year ended August 31, 2017, is set forth below:

					Dividends and distributions
Affiliate	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
Touchstone Merger Arbitrage Fund	3,221,647	85,162	(547,152)	2,759,657	—	$932,522	$205,002	$133,007	$30,935,751

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Alternative Asset Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Alternative Asset Allocation Fund (the "Fund") as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, brokers, and transfer agent, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 23, 2017

ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       34

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2017.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2017 Form 1099-DIV in early 2018. This will reflect the tax character of all distributions paid in calendar year 2017.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       35

CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreements (the Subadvisory Agreements) with John Hancock Asset Management a division of Manulife Asset Management (North America) Limited and John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisors) for John Hancock Alternative Asset Allocation Fund (the fund). The Advisory Agreement and Subadvisory Agreements are collectively referred to as the Agreements. Prior to the June 19-22, 2017 in-person meeting, at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 22-24, 2017.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 19-22, 2017, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreements between the Advisor and the Subadvisors with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreements, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisors, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisors, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisors regarding the nature, extent and quality of services provided by the Advisor and the Subadvisors under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreements are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisors is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisors to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisors with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation with the Subadvisor with the Advisor, noting any potential conflicts of interest The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

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Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisors, and is also responsible for monitoring and reviewing the activities of the Subadvisors and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisors' investment performance and compliance programs, such as the Subadvisors' compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

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The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed the benchmark index for the one-, three- and five-year periods ended December 31, 2016. The Board also noted that the fund outperformed the peer group average for the one-year period and underperformed the peer group average for the three- and five-year periods ended December 31, 2016. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark index for the one-, three- and five-year periods and to the peer group average for the one-year period. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are equal to the peer group median and that net total expenses for the fund are lower than the peer group median.

The Board took into account management's discussion with respect to the overall management fee, the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fees, in each case in light of the services rendered for those amounts and the risk undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fees. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board also noted that the fund's distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisors' services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

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In addition, the Trustees reviewed the advisory fee to be paid to the Advisor for the fund, and concluded that such fee is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds of the fund, and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the fund and those of its underlying funds.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisors) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisors are an affiliates of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fees for the fund is paid by the Advisor;
(k)	With respect to the fund, the Board noted that the advisory fee is in addition to the fees received by the Advisor and its affiliates with regard to the affiliated underlying funds in which the funds may invest; and
(l)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the mutual fund industry; and
(m)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisors) from their relationship with the fund was reasonable and not excessive.

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Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that with respect to the John Hancock underlying funds in which the fund invests, the Advisor has contractually agreed to waive a portion of its management fee such funds and for each of the other John Hancock funds in the complex (except as discussed below) with respect to the John Hancock underlying funds in which the fund invests (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The funds that are not participating portfolios are each of the funds of funds of the Trust and John Hancock Variable Insurance Trust. The funds of funds also benefit from such overall management fee waiver through their investment in underlying funds that include certain of the participating portfolios, which are subject to reimbursement;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreements

In making its determination with respect to approval of the Subadvisory Agreements, the Board reviewed:

(1)	information relating to the Subadvisors' business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fees for the fund and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisors, the Board received information provided to the Board by the Subadvisors, including the Subadvisors' respective Form ADV, as well as took into account information presented throughout the past year. The Board considered each Subadvisor's current level of staffing and its overall resources, as well as received information relating to each Subadvisor's compensation program. The Board reviewed each Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of each Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, each Subadvisor's compliance program and any disciplinary history. The Board also considered each Subadvisor's risk assessment and monitoring process. The Board reviewed each Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of each Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with each Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of each Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of each Subadvisor.

The Board considered each Subadvisor's investment process and philosophy. The Board took into account that each Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the

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purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to each Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by each Subadvisor and the profitability to each Subadvisor of its relationship with the fund, the Board noted that the fees under each Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreements.

In addition, the Board considered other potential indirect benefits that the Subadvisors and its affiliates may receive from the Subadvisors' relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisors. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisors with respect to the fund and compared them to fees charged by the Subadvisors to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisors. The Board was mindful of the Advisor's focus on the Subadvisors' performance. The Board also noted the Subadvisors' long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally has been in line with or outperformed the historical performance of comparable funds and the fund's respective benchmark;
(3)	the subadvisory fees are reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

In addition, the Trustees reviewed the subadvisory fees to be paid to the Subadvisors for the fund and concluded that the subadvisory fees to be paid to the Subadvisors are based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the subadvisory agreements for the underlying funds of the fund, and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the fund and those of its underlying funds.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	225
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2005	225
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	225
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	225
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2008	225
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2008	225
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	225
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2005	225

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2012	225
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2012	225
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	225

President and Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

James R. Boyle, Born: 1959	2015	225
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Warren A. Thomson, Born: 1955	2012	225
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

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Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 39 other John Hancock funds consisting of 29 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       45

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisors

John Hancock Asset Management a division of Manulife Asset Management (US) LLC
John Hancock Asset Management a division of Manulife Asset Management (North America) Limited

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       46

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Alternative Asset Allocation Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF398993	345A 8/17 10/17

John Hancock

Emerging Markets Fund

Annual report 8/31/17

A message to shareholders

Dear shareholder,

Global equity markets generally delivered solid gains, supported by rising economic activity, stronger corporate earnings, and low levels of inflation. Monetary policy remains accommodative in many parts of the world as central banks strive to help nurture the economic growth that has begun to materialize. Non-U.S. markets recently reversed a multi-year bout of underperformance and have begun to outpace those in the United States as growth strengthens around the world, particularly during the last six months.

Advancing the interests of fund shareholders

One of our primary goals is to advance the interests of our fund shareholders wherever possible. To that end, we recently announced our third round of expense reductions this year, targeting six mutual funds and two closed-end funds that together represent more than $6.9 billion in assets under management. Details can be found at jhinvestments.com.

In addition, we recently learned that fund researcher Morningstar, Inc. formally recognized our shareholder friendly initiatives by upgrading our parent pillar rating—a key component of the Morningstar Analyst Rating system—to positive, the highest possible rating. Morningstar evaluates select funds and their parent firms based on intensive research, including on-site due diligence. They focused on such factors as whether our portfolio managers invest meaningfully in the funds they manage, the quality of our risk management, our corporate culture, and our commitment to recognizing shareholder interests—in other words, how effective we are as stewards of investor capital. We're proud to have been recognized by Morningstar for our efforts and we're committed to continue our work of furthering the interests of our shareholders.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee investment returns and does not eliminate risk of loss. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Emerging Markets Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
16	Financial statements
20	Financial highlights
25	Notes to financial statements
34	Auditor's report
35	Tax information
36	Continuation of investment advisory and subadvisory agreements
42	Trustees and Officers
46	More information

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/17 (%)

Class A shares (without sales charge)
MSCI Emerging Markets Index
Morningstar diversified emerging markets fund category average
21.89
24.99
21.69
1.94
2.75
1.68
5.01
5.67
5.12
2.49
2.76
2.20
1 year
3 year
5 year
10 year

The MSCI Emerging Markets Index (gross of foreign withholding tax on dividends) is an unmanaged index designed to measure the performance of developing markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Emerging-market equities posted solid gains

The fund and its benchmark, the MSCI Emerging Markets Index, posted positive returns, although the fund underperformed the benchmark.

An emphasis on smaller stocks weighed on relative performance

Greater emphasis on small- and micro-cap stocks detracted from the fund's relative performance; these stocks have very little representation within the benchmark, and they underperformed.

The fund's positioning in selected countries had a significant impact

The fund's lesser weighting in China had a negative impact on performance relative to the benchmark, as Chinese equities outperformed.

SECTOR COMPOSITION AS OF 8/31/17 (%)

A note about risks

Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Value stocks may decline in price. The stock prices of midsize and small companies can change more frequently and dramatically than those of large companies. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Investments in the Greater China region may be subject to less developed trading markets, acute political risks such as possible negative repercussions resulting from China's relationship with Taiwan or Hong Kong, and restrictions on monetary repatriation or other adverse government actions. Currency transactions and valuations are affected by fluctuations in exchange rates. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund's share price and income level. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Derivatives transactions, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors and investments focused in one sector may fluctuate more widely than investments diversified across sectors. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       3

Discussion of fund performance

An interview with Portfolio Manager Joseph H. Chi, CFA, Dimensional Fund Advisors LP

Joseph H. Chi, CFA
Portfolio Manager
Dimensional Fund Advisors LP

Emerging-market equities posted solid gains for the 12-month period ended August 31, 2017. Can you describe the market environment for the fund's benchmark, the MSCI Emerging Markets Index?

The benchmark climbed on a fairly steady path through most of the period, with the exception of a market decline in late October and early November 2016. Overall, the benchmark outperformed U.S. equities, as represented by the Russell 3000 Index, and also outpaced non-U.S. developed-market equities, as represented by the MSCI World ex-USA Index.

At the sector level, the strongest performers in the overall index were information technology, materials, and financials; conversely, the healthcare, utilities, and consumer staples sectors posted the weakest returns. Within the benchmark, value stocks generally underperformed growth stocks within large-cap equities; conversely, among small-cap equities, value stocks generally outperformed growth stocks by a wide margin. At the market capitalization level, small-cap equities generally underperformed large caps. Among the three largest countries included in the benchmark, equity markets in China and Taiwan outperformed, while South Korea underperformed.

Currency movements had a positive impact on U.S. dollar-denominated investment returns. The U.S. dollar depreciated against some emerging-market currencies for the period, notably the South African rand and the Polish zloty, but appreciated against others, notably the Turkish lira and Philippine peso.

Did this environment affect the portfolio team's management of the fund?

We continued to pursue a disciplined approach to identify securities for purchase or sale within the fund. As a result of our diversified investment approach, the performance of the fund's portfolio of nearly 4,000 equity holdings is determined principally by broad trends in emerging-market equities rather than by the behavior of a limited number of securities within a particular industry, country, or asset class. We seek long-term capital appreciation primarily in emerging-market securities. We also seek to purchase emerging-market equity securities across all market capitalizations, with greater exposure than the benchmark to areas of the market that have historically generated higher returns

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       4

"The fund had higher weightings in small- and micro-cap stocks relative to the benchmark, which is primarily made up of large- and mid-cap stocks."
over the long term. As a result, the fund broadly maintains relatively high weightings in securities of small-cap issuers and in value stocks, generally meaning those that have a low price in relation to their book value. Additionally, we place greater emphasis on securities from companies with higher profitability.

At the market capitalization level, how did differences in the fund's holdings relative to the benchmark affect fund performance?

The fund had higher weightings in small- and micro-cap stocks relative to the benchmark, which is primarily made up of large- and mid-cap stocks. These weighting differences detracted from relative performance, as small- and micro-cap stocks generally underperformed. Correspondingly, the benchmark held a greater weight in stocks at the largest capitalization level; stocks at that level generally outperformed, which detracted from relative performance.

On the basis of value versus growth stocks, what impact did the fund's relatively high weight in value stocks have on performance compared with the benchmark?

Overall, our greater emphasis on value stocks detracted from the fund's relative performance. Among large caps, the greater emphasis on value stocks weighed on relative performance, as value stocks generally underperformed growth stocks at that market capitalization level. This negative impact was partially offset by the fund's higher weighting in value stocks within small caps, as value stocks generally outperformed within the small-cap universe.

TOP 10 HOLDINGS AS OF 8/31/17 (%)

Samsung Electronics Company, Ltd.	3.2
Taiwan Semiconductor Manufacturing Company, Ltd.	2.8
Tencent Holdings, Ltd.	1.9
Hon Hai Precision Industry Company, Ltd.	1.2
China Construction Bank Corp., H Shares	0.9
China Mobile, Ltd., ADR	0.9
Itau Unibanco Holding SA	0.8
Alibaba Group Holding, Ltd., ADR	0.8
Vale SA	0.7
HDFC Bank, Ltd.	0.6
TOTAL	13.8
As a percentage of total investments.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       5

"The fund's lesser allocation to information technology had a negative impact on relative performance, as that sector was the strongest performer in the benchmark."

How did the fund's country weights and holdings differences in countries affect performance?

Differences in country weights between the fund and its benchmark and relative differences in the composition of those holdings at the country level had a negative impact on relative performance.

In China, the largest component of the benchmark, the fund had a lesser allocation, and this had a negative impact, as China outperformed. Differences in the composition of the fund's Chinese holdings relative to the benchmark also weighed on relative results. Differences in holdings also detracted in South Korea and South Africa.

Conversely, differences in holdings in India and Taiwan relative to the benchmark had a positive impact.

What about differences at the sector level? Was there any significant impact there?

The fund's lesser allocation to information technology had a negative impact on relative performance, as that sector was the strongest performer in the benchmark. The fund's sector allocations are generally driven by our emphasis on securities with higher expected returns, and should not be interpreted as tactical bets.

TOP 10 COUNTRIES AS OF 8/31/17 (%)

Taiwan	16.0
South Korea	15.9
China	13.0
India	12.1
Brazil	8.0
South Africa	7.0
Mexico	4.2
Hong Kong	4.1
Malaysia	3.2
Thailand	2.7
TOTAL	86.2
As a percentage of total investments.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       6

How was the fund positioned at the end of the period?

In keeping with our long-term investment approach, the fund generally held higher weights in value stocks and equities with smaller market capitalizations while emphasizing companies with higher profitability relative to the benchmark. As a result of this approach, the fund's most significant overweights were in the materials, industrials, consumer discretionary, and consumer staples sectors, while the most significant underweights were in the financials, information technology, and energy sectors. Relative to the benchmark, the fund held higher weightings in Taiwan, India, and Malaysia, and lower weightings in China and Russia.

Can you tell us about any changes in the fund's operations?

Effective March 20,2017, Mary T. Phillips, CFA, was added to the fund's portfolio management team.

MANAGED BY

Joseph H. Chi, CFA On the fund since 2010 Investing since 1999
Jed S. Fogdall On the fund since 2010 Investing since 2004
Mary T. Phillips, CFA On the fund since 2017 Investing since 2003
Allen Pu, CFA, Ph.D. On the fund since 2015 Investing since 2002
Bhanu P. Singh On the fund since 2015 Investing since 2003

The views expressed in this report are exclusively those of Joseph H. Chi, CFA, Dimensional Fund Advisors LP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  AUGUST 31, 2017

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A1	15.85	3.95	1.97	21.35	21.49
Class C1	20.03	4.23	1.73	23.04	18.73
Class I1,2	22.29	5.36	2.88	29.86	32.84
Class R6[1,2]	22.31	5.44	2.93	30.30	33.54
Class NAV[2]	22.40	5.51	3.03	30.75	34.76
Index†	24.99	5.67	2.76	31.75	31.32

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. The expense ratios are as follows:

	Class A	Class C	Class I	Class R6	Class NAV
Gross/Net (%)	1.44	2.14	1.13	1.03	1.02

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the MSCI Emerging Markets Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Emerging Markets Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the MSCI Emerging Markets Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C1,3	8-31-07	11,873	11,873	13,132
Class I1,2	8-31-07	13,284	13,284	13,132
Class R6[1,2]	8-31-07	13,354	13,354	13,132
Class NAV[2]	8-31-07	13,476	13,476	13,132

The MSCI Emerging Markets Index (gross of foreign withholding tax on dividends) is an unmanaged index designed to measure the performance of developing markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Class A shares and Class I shares were first offered on 3-31-11; Class C shares were first offered on 6-27-14; Class R6 shares were first offered on 9-1-11. The returns prior to these dates are those of Class NAV shares that have been recalculated to apply the gross fees and expenses of Class A, Class I, Class C, and Class R6 shares, as applicable.
2	For certain types of investors, as described in the fund's prospectuses.
3	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on March 1, 2017, with the same investment held until August 31, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2017, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on March 1, 2017, with the same investment held until August 31, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2017	Ending value on 8-31-2017	Expenses paid during period ended 8-31-2017[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,156.80	$8.26	1.52%
	Hypothetical example for comparison purposes	1,000.00	1,017.50	7.73	1.52%
Class C	Actual expenses/actual returns	1,000.00	1,152.00	12.15	2.24%
	Hypothetical example for comparison purposes	1,000.00	1,013.90	11.37	2.24%
Class I	Actual expenses/actual returns	1,000.00	1,158.10	6.58	1.21%
	Hypothetical example for comparison purposes	1,000.00	1,019.10	6.16	1.21%
Class R6	Actual expenses/actual returns	1,000.00	1,158.30	6.04	1.11%
	Hypothetical example for comparison purposes	1,000.00	1,019.60	5.65	1.11%
Class NAV	Actual expenses/actual returns	1,000.00	1,159.10	6.04	1.11%
	Hypothetical example for comparison purposes	1,000.00	1,019.60	5.65	1.11%

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       11

Fund’s investments
Summary of fund’s investments as of 8-31-17
(showing percentage of total net assets)
This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling 1-800-225-5291. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.
	Shares	Value	% of Net Assets
Common stocks 97.9%		$1,113,078,515
(Cost $821,647,425)
Australia 0.0%		372,694	0.0%
Brazil 5.8%		66,359,541	5.8%
Ambev SA	79,500	501,571	0.1%
Ambev SA, ADR	623,359	3,902,227	0.3%
Banco Bradesco SA	187,352	1,919,438	0.2%
Itau Unibanco Holding SA	68,334	774,330	0.1%
Petroleo Brasileiro SA (A)	317,012	1,406,883	0.1%
Petroleo Brasileiro SA, ADR (A)	63,594	551,360	0.1%
Vale SA	771,378	8,596,327	0.8%
OTHER SECURITIES		48,707,405	4.1%
Chile 1.5%		16,901,512	1.5%
China 13.3%		151,208,017	13.3%
Alibaba Group Holding, Ltd., ADR (A)	53,487	9,185,855	0.8%
Bank of China, Ltd., H Shares	6,991,075	3,694,646	0.3%
China Construction Bank Corp., H Shares	12,387,000	10,898,159	1.0%
China Evergrande Group (A)(B)	1,143,566	3,463,326	0.3%
China Petroleum & Chemical Corp., ADR	25,384	1,945,430	0.2%
China Petroleum & Chemical Corp., H Shares	1,266,000	969,155	0.1%
Hengshi Mining Investments, Ltd. (A)	10,063,000	2,870,148	0.3%
Industrial & Commercial Bank of China, Ltd., H Shares	5,884,000	4,421,666	0.4%
Ping An Insurance Group Company of China, Ltd., H Shares	790,000	6,292,218	0.6%
Tencent Holdings, Ltd.	516,900	21,750,984	1.9%
OTHER SECURITIES		85,716,430	7.4%
Colombia 0.4%		4,045,134	0.4%
Cyprus 0.0%		80,755	0.0%
Czech Republic 0.3%		2,989,992	0.3%
Egypt 0.1%		634,786	0.1%
Greece 0.3%		3,458,521	0.3%
Hong Kong 4.2%		48,016,831	4.2%
China Mobile, Ltd., ADR	200,594	10,647,510	1.0%
12	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value	% of Net Assets
Hong Kong (continued)			4.2%
China Unicom Hong Kong, Ltd., ADR (A)(B)	221,819	$3,203,066	0.3%
OTHER SECURITIES		34,166,255	2.9%
Hungary 0.4%		5,110,805	0.4%
India 12.4%		141,502,257	12.4%
HDFC Bank, Ltd.	268,985	7,475,435	0.7%
Housing Development Finance Corp., Ltd.	133,036	3,705,340	0.3%
Infosys, Ltd.	433,073	6,198,116	0.6%
Reliance Industries, Ltd.	104,067	2,600,211	0.2%
Tata Consultancy Services, Ltd.	81,526	3,188,411	0.3%
UPL, Ltd.	216,121	2,817,778	0.3%
Vedanta, Ltd.	291,290	1,410,311	0.1%
Vedanta, Ltd., ADR	102,537	2,009,725	0.2%
OTHER SECURITIES		112,096,930	9.7%
Indonesia 2.7%		30,595,853	2.7%
Laos 0.0%		26,007	0.0%
Malaysia 3.3%		37,044,536	3.3%
Malta 0.0%		388,143	0.0%
Mexico 4.3%		48,388,461	4.3%
America Movil SAB de CV, Series L	6,641,335	6,173,580	0.6%
Grupo Mexico SAB de CV, Series B	1,227,284	4,049,933	0.4%
Grupo Televisa SAB	603,987	3,118,028	0.3%
Organizacion Soriana SAB de CV, Series B (A)	1,242,295	3,057,925	0.3%
OTHER SECURITIES		31,988,995	2.7%
Netherlands 0.0%		492,086	0.0%
Peru 0.2%		2,693,511	0.2%
Philippines 1.4%		15,877,910	1.4%
Poland 1.9%		21,278,251	1.9%
Romania 0.0%		459,689	0.0%
Russia 1.2%		13,674,322	1.2%
Sberbank of Russia PJSC, ADR	303,089	4,112,918	0.4%
OTHER SECURITIES		9,561,404	0.8%
Singapore 0.0%		25,467	0.0%
South Africa 7.1%		81,236,621	7.1%
FirstRand, Ltd.	1,002,096	4,283,742	0.4%
MTN Group, Ltd.	621,979	6,188,774	0.6%
Naspers, Ltd., N Shares	16,897	3,827,661	0.4%
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	13

	Shares	Value	% of Net Assets
South Africa (continued)			7.1%
Sanlam, Ltd.	486,643	$2,688,488	0.2%
Sasol, Ltd.	84,798	2,564,138	0.2%
Standard Bank Group, Ltd.	340,391	4,387,111	0.4%
OTHER SECURITIES		57,296,707	4.9%
South Korea 16.2%		184,768,606	16.2%
LG Chem, Ltd.	11,228	3,783,646	0.4%
LG Display Company, Ltd., ADR	195,759	2,734,753	0.3%
LG Electronics, Inc.	36,789	2,666,753	0.3%
NAVER Corp.	4,178	2,802,354	0.3%
POSCO	11,209	3,406,878	0.3%
Samsung Electronics Company, Ltd.	18,291	37,652,231	3.3%
Shinhan Financial Group Company, Ltd.	14,573	671,973	0.1%
Shinhan Financial Group Company, Ltd., ADR	49,649	2,294,777	0.2%
SK Holdings Company, Ltd.	13,445	3,195,867	0.3%
SK Hynix, Inc.	112,491	6,867,512	0.6%
SK Innovation Company, Ltd.	16,039	2,690,785	0.3%
OTHER SECURITIES		116,001,077	9.8%
Taiwan 16.4%		185,960,025	16.4%
Catcher Technology Company, Ltd.	212,000	2,711,623	0.3%
CTBC Financial Holding Company, Ltd.	4,480,967	2,907,517	0.3%
Hon Hai Precision Industry Company, Ltd.	3,725,440	14,548,038	1.3%
Taiwan Semiconductor Manufacturing Company, Ltd.	4,579,000	32,957,351	2.9%
Uni-President Enterprises Corp.	1,444,803	3,078,494	0.3%
OTHER SECURITIES		129,757,002	11.3%
Thailand 2.8%		31,480,324	2.8%
PTT PCL	426,000	5,124,375	0.5%
OTHER SECURITIES		26,355,949	2.3%
Turkey 1.5%		16,701,988	1.5%
Ukraine 0.1%		604,573	0.1%

United States 0.1%		701,297	0.1%
Preferred securities 2.5%		$28,258,019
(Cost $26,311,692)
Brazil 2.3%		26,273,649	2.3%
Banco Bradesco SA	637,191	6,797,298	0.6%
Itau Unibanco Holding SA	753,541	9,659,094	0.9%
Petroleo Brasileiro SA (A)	299,386	1,298,225	0.1%
OTHER SECURITIES		8,519,032	0.7%
Chile 0.1%		959,348	0.1%
14	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value	% of Net Assets
Colombia 0.1%		$902,049	0.1%
India 0.0%		9,730	0.0%
UPL, Ltd., 5.000%	46,767	9,730	0.0%

Panama 0.0%		113,243	0.0%
Investment companies 0.0%		$650,622
(Cost $465,934)
South Korea 0.0%		650,622	0.0%
Rights 0.0%		$138,271
(Cost $57,658)
Warrants 0.0%		$2,834
(Cost $0)

	Yield (%)	Shares	Value	% of Net Assets
Securities lending collateral 2.0%			$22,629,223
(Cost $22,629,386)
John Hancock Collateral Trust (C)	1.2169 (D)	2,261,565	22,629,223	2.0%

Total investments (Cost $871,112,095) 102.4%	$1,164,757,484	102.4%
Other assets and liabilities, net (2.4%)	(27,689,178)	(2.4)%
Total net assets 100.0%	$1,137,068,306	100.0%

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	A portion of this security is on loan as of 8-31-17.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(D)	The rate shown is the annualized seven-day yield as of 8-31-17.
At 8-31-17, the aggregate cost of investments for federal income tax purposes was $881,084,296. Net unrealized appreciation aggregated to $283,673,188, of which $395,107,103 related to gross unrealized appreciation and $111,433,915 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	15

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 8-31-17

Assets
Unaffiliated investments, at value (Cost $848,482,709) including $21,189,710 of securities loaned	$1,142,128,261
Affiliated investments, at value (Cost $22,629,386)	22,629,223
Cash	8,741,504
Foreign currency, at value (Cost $2,150,324)	2,154,368
Receivable for investments sold	257,175
Receivable for fund shares sold	898,155
Dividends and interest receivable	2,744,221
Receivable for securities lending income	57,938
Other receivables and prepaid expenses	48,921
Total assets	1,179,659,766
Liabilities
Foreign capital gains tax payable	1,026,291
Payable for investments purchased	2,739,705
Payable for fund shares repurchased	15,900,104
Payable upon return of securities loaned	22,647,796
Payable to affiliates
Accounting and legal services fees	27,179
Transfer agent fees	12,927
Trustees' fees	366
Other liabilities and accrued expenses	237,092
Total liabilities	42,591,460
Net assets	$1,137,068,306
Net assets consist of
Paid-in capital	$1,063,086,153
Undistributed net investment income	6,677,222
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	(225,333,446)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	292,638,377
Net assets	$1,137,068,306

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       16

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding - The fund has an unlimited number of shares authorized with no par value
Class A ($50,776,100 ÷ 4,410,628 shares)[1]	$11.51
Class C ($3,110,368 ÷ 269,963 shares)[1]	$11.52
Class I ($92,332,963 ÷ 8,026,314 shares)	$11.50
Class R6 ($11,368,960 ÷ 989,116 shares)	$11.49
Class NAV ($979,479,915 ÷ 85,078,879 shares)	$11.51
Maximum offering price per share
Class A (net assets value per share ÷ 95%)[2]	$12.12

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       17

STATEMENT OF OPERATIONS   For the year ended 8-31-17

Investment income
Dividends	$29,175,745
Securities lending	668,246
Interest	184,428
Less foreign taxes withheld	(3,266,431)
Total investment income	26,761,988
Expenses
Investment management fees	10,248,373
Distribution and service fees	500,612
Accounting and legal services fees	166,057
Transfer agent fees	250,968
Trustees' fees	22,336
State registration fees	93,482
Printing and postage	30,518
Professional fees	94,873
Custodian fees	1,301,150
Other	46,001
Total expenses	12,754,370
Less expense reductions	(84,776)
Net expenses	12,669,594
Net investment income	14,092,394
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	5,154,990
Affiliated investments	2,882
Futures contracts	3,199,094
8,356,966
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	181,811,960 [1]
Affiliated investments	(3,230)
181,808,730
Net realized and unrealized gain	190,165,696
Increase in net assets from operations	$204,258,090

1	Net of $275,447 increase in deferred India foreign withholding taxes.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       18

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-17	Year ended 8-31-16
Increase (decrease) in net assets
From operations
Net investment income	$14,092,394	$23,184,269
Net realized gain (loss)	8,356,966	(187,898,828)
Change in net unrealized appreciation (depreciation)	181,808,730	335,816,658
Increase in net assets resulting from operations	204,258,090	171,102,099
Distributions to shareholders
From net investment income
Class A	(3,990,763)	(6,502,713)
Class C	(20,102)	(10,585)
Class I	(575,343)	(234,247)
Class R6	(2,181)	(2,071)
Class NAV	(14,761,330)	(26,051,870)
Total distributions	(19,349,719)	(32,801,486)
From fund share transactions	(372,280,694)	(828,146,713)
Total decrease	(187,372,323)	(689,846,100)
Net assets
Beginning of year	1,324,440,629	2,014,286,729
End of year	$1,137,068,306	$1,324,440,629
Undistributed net investment income	$6,677,222	$7,512,501

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       19

Financial highlights

Class A Shares Period ended	8-31-17	8-31-16	8-31-15	8-31-14	8-31-13
Per share operating performance
Net asset value, beginning of period	$9.59	$8.64	$11.32	$9.58	$9.59
Net investment income[1]	0.03	0.09	0.10	0.16	0.09
Net realized and unrealized gain (loss) on investments	2.03	0.99	(2.68)	1.72	(0.03)
Total from investment operations	2.06	1.08	(2.58)	1.88	0.06
Less distributions
From net investment income	(0.14)	(0.13)	(0.10)	(0.14)	(0.07)
Total distributions	(0.14)	(0.13)	(0.10)	(0.14)	(0.07)
Net asset value, end of period	$11.51	$9.59	$8.64	$11.32	$9.58
Total return (%)[2,3]	21.89	12.71	(22.90)	19.83	0.60
Ratios and supplemental data
Net assets, end of period (in millions)	$51	$316	$401	$337	$32
Ratios (as a percentage of average net assets):
Expenses before reductions	1.50	1.47	1.49	1.56	1.74 [4]
Expenses including reductions	1.49	1.46	1.48	1.56	1.74
Net investment income	0.29	1.09	1.02	1.57	0.85
Portfolio turnover (%)	14	6	14 [5]	17	7

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Does not reflect the effect of sales charges, if any.
4	Expense ratio has been revised to conform with current year presentation of expense recapture and net expense reductions.
5	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       20

Class C Shares Period ended	8-31-17	8-31-16	8-31-15	8-31-14[1]
Per share operating performance
Net asset value, beginning of period	$9.60	$8.64	$11.32	$10.86
Net investment income[2]	0.04	0.06	0.05	0.03
Net realized and unrealized gain (loss) on investments	1.96	0.96	(2.72)	0.43
Total from investment operations	2.00	1.02	(2.67)	0.46
Less distributions
From net investment income	(0.08)	(0.06)	(0.01)	—
Total distributions	(0.08)	(0.06)	(0.01)	—
Net asset value, end of period	$11.52	$9.60	$8.64	$11.32
Total return (%)[3,4]	21.03	11.92	(23.57)	4.24	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$3	$2	$1	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.22	2.17	3.23	11.75	[7]
Expenses including reductions	2.21	2.16	2.35	2.35	[7]
Net investment income	0.37	0.71	0.49	1.33	[7]
Portfolio turnover (%)	14	6	14 [8]	17	[9]

1	The inception date for Class C shares is 6-27-14.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Does not reflect the effect of sales charges, if any.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	Excludes merger activity.
9	The portfolio turnover is shown for the period from 9-1-13 to 8-31-14.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       21

Class I Shares Period ended	8-31-17	8-31-16	8-31-15	8-31-14	8-31-13
Per share operating performance
Net asset value, beginning of period	$9.58	$8.64	$11.32	$9.59	$9.60
Net investment income[1]	0.18	0.13	0.10	0.12	0.13
Net realized and unrealized gain (loss) on investments	1.91	0.97	(2.65)	1.79	(0.01)
Total from investment operations	2.09	1.10	(2.55)	1.91	0.12
Less distributions
From net investment income	(0.17)	(0.16)	(0.13)	(0.18)	(0.13)
Total distributions	(0.17)	(0.16)	(0.13)	(0.18)	(0.13)
Net asset value, end of period	$11.50	$9.58	$8.64	$11.32	$9.59
Total return (%)[2]	22.29	13.00	(22.68)	20.18	1.13
Ratios and supplemental data
Net assets, end of period (in millions)	$92	$21	$13	$51	$67
Ratios (as a percentage of average net assets):
Expenses before reductions	1.21	1.16	1.20	1.26	1.21
Expenses including reductions	1.20	1.15	1.19	1.25	1.21
Net investment income	1.73	1.56	1.00	1.14	1.29
Portfolio turnover (%)	14	6	14 [3]	17	7

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       22

Class R6 Shares Period ended	8-31-17	8-31-16	8-31-15	8-31-14	8-31-13
Per share operating performance
Net asset value, beginning of period	$9.58	$8.64	$11.32	$9.59	$9.60
Net investment income[1]	0.39	0.14	0.13	0.15	0.12
Net realized and unrealized gain (loss) on investments	1.70	0.97	(2.66)	1.76	—	[2]
Total from investment operations	2.09	1.11	(2.53)	1.91	0.12
Less distributions
From net investment income	(0.18)	(0.17)	(0.15)	(0.18)	(0.13)
Total distributions	(0.18)	(0.17)	(0.15)	(0.18)	(0.13)
Net asset value, end of period	$11.49	$9.58	$8.64	$11.32	$9.59
Total return (%)[3]	22.31	13.16	(22.54)	20.19	1.12
Ratios and supplemental data
Net assets, end of period (in millions)	$11	— [4]	— [4]	— [4]	—	[4]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.11	1.06	6.52	17.51	16.99
Expenses including reductions	1.11	1.04	1.06	1.21	1.22
Net investment income	3.53	1.58	1.32	1.40	1.18
Portfolio turnover (%)	14	6	14 [5]	17	7

1	Based on average daily shares outstanding.
2	Less than $0.005 per share.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Less than $500,000.
5	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       23

Class NAV Shares Period ended	8-31-17	8-31-16	8-31-15	8-31-14	8-31-13
Per share operating performance
Net asset value, beginning of period	$9.59	$8.65	$11.34	$9.60	$9.61
Net investment income[1]	0.15	0.13	0.13	0.15	0.13
Net realized and unrealized gain (loss) on investments	1.95	0.98	(2.67)	1.79	— [2]
Total from investment operations	2.10	1.11	(2.54)	1.94	0.13
Less distributions
From net investment income	(0.18)	(0.17)	(0.15)	(0.20)	(0.14)
Total distributions	(0.18)	(0.17)	(0.15)	(0.20)	(0.14)
Net asset value, end of period	$11.51	$9.59	$8.65	$11.34	$9.60
Total return (%)[3]	22.40	13.14	(22.59)	20.46	1.25
Ratios and supplemental data
Net assets, end of period (in millions)	$979	$985	$1,600	$2,230	$2,163
Ratios (as a percentage of average net assets):
Expenses before reductions	1.10	1.05	1.06	1.08	1.08
Expenses including reductions	1.09	1.04	1.04	1.08	1.08
Net investment income	1.45	1.51	1.31	1.46	1.30
Portfolio turnover (%)	14	6	14 [4]	17	7

1	Based on average daily shares outstanding.
2	Less than $0.005 per share.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       24

Notes to financial statements

Note 1 — Organization

John Hancock Emerging Markets Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar

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securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of August 31, 2017, by major security category or type:

	Total value at 8-31-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Australia	$372,694	—	$372,694	—
Brazil	66,359,541	$66,359,541	—	—
Chile	16,901,512	3,290,925	13,610,587	—
China	151,208,017	23,532,996	127,227,774	$447,247
Colombia	4,045,134	4,045,134	—	—
Cyprus	80,755	—	80,755	—
Czech Republic	2,989,992	—	2,989,992	—
Egypt	634,786	—	634,786	—
Greece	3,458,521	66,638	3,391,883	—
Hong Kong	48,016,831	13,925,032	33,666,597	425,202
Hungary	5,110,805	—	5,110,805	—
India	141,502,257	2,517,692	137,989,335	995,230
Indonesia	30,595,853	1,942,757	28,631,605	21,491
Laos	26,007	—	26,007	—
Malaysia	37,044,536	451,598	36,592,938	—
Malta	388,143	—	388,143	—
Mexico	48,388,461	48,388,461	—	—
Netherlands	492,086	492,086	—	—
Peru	2,693,511	2,693,511	—	—
Philippines	15,877,910	—	15,876,810	1,100
Poland	21,278,251	—	21,278,251	—
Romania	459,689	459,689	—	—
Russia	13,674,322	4,739,619	8,934,703	—
Singapore	25,467	—	25,467	—
South Africa	81,236,621	5,284,963	75,951,658	—
South Korea	184,768,606	7,942,462	176,626,474	199,670
Taiwan	185,960,025	3,555,864	182,293,973	110,188
Thailand	31,480,324	—	31,377,126	103,198
Turkey	16,701,988	—	16,698,653	3,335
Ukraine	604,573	—	604,573	—
United States	701,297	103,428	597,869	—
Preferred securities
Brazil	26,273,649	26,273,649	—	—

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	Total value at 8-31-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Chile	959,348	—	$959,348	—
Colombia	902,049	$902,049	—	—
India	9,730	9,730	—	—
Panama	113,243	113,243	—	—
Investment companies	$650,622	—	$650,622	—
Rights	138,271	$134,827	3,444	—
Warrants	2,834	2,143	691	—
Securities lending collateral	22,629,223	22,629,223	—	—
Total investments in securities	$1,164,757,484	$239,857,260	$922,593,563	$2,306,661

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of August 31, 2017, the fund loaned common stocks valued at $21,189,710 and received $22,647,796 of cash collateral.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

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Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 29, 2017, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the need of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 29, 2017, the fund had a similar agreement that enabled it to participate in a $1 billion unsecured committed line of credit. Commitment fees for the year ended August 31, 2017 were $5,320.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of August 31, 2017, the fund has a short-term capital loss carryforward of $27,987,081 and a long-term capital loss carryforward of $194,852,062 available to offset future net realized capital gains. These carryforwards do not expire.

As of August 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

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Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, at least annually. The tax character of distributions for the years ended August 31, 2017 and 2016 was as follows:

	August 31, 2017	August 31, 2016
Ordinary income	$19,349,719	$32,801,486

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2017, the components of distributable earnings on a tax basis consisted of $14,155,120 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, wash sale loss deferrals and investments in passive foreign investment companies.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the OTC (over-the-counter) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Futures are traded or cleared on an exchange or central clearinghouse. Exchange-traded or cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended August 31, 2017, the fund used futures contracts to equitize cash balances. The fund held futures contracts with notional values ranging up to $184.0 million. There were no open futures contracts as of August 31, 2017.

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Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2017:

Statement of operations location - net realized gain (loss) on:
Risk	Futures contracts
Equity	$3,199,094

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a monthly management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.970% of the first $100 million of the fund's aggregate net assets and (b) 0.920% of the fund's aggregate net assets in excess of $100 million. Prior to April 1, 2017, the fund paid a monthly management fee to the Advisor equivalent on an annual basis to the sum of: (a) 1.000% of the first $100 million of the fund's aggregate net assets and (b) 0.950% of the fund's aggregate net assets in excess of $100 million. Aggregate net assets include the net assets of the fund and Emerging Markets Value Trust, a series of John Hancock Variable Insurance Trust. The Advisor has a subadvisory agreement with Dimensional Fund Advisors LP. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2017, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

Prior to January 1, 2017, the Advisor had contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares, including transfer agency fees and service fees, as applicable, to the extent they exceeded 0.00% of average annual net assets, on an annualized basis.

For the year ended August 31, 2017, the expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$12,046	Class R6	$215
Class C	208	Class NAV	68,286
Class I	4,021	Total	$84,776

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2017, were equivalent to a net annual effective rate of 0.93% of the fund's average daily net assets.

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Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended August 31, 2017 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—
Class C	1.00%	—

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $187,672 for the year ended August 31, 2017. Of this amount, $31,781 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $155,116 was paid as sales commissions to broker-dealers and $775 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2017, CDSCs received by the Distributor amounted to $250 and $721 for Class A and Class C shares, respectively.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended August 31, 2017 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$473,984	$193,344
Class C	26,628	3,177
Class I	—	54,142
Class R6	—	305
Total	$500,612	$250,968

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Trustee expenses. The Trust compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Average Loan Balanced	Days outstanding	Weighted average interest rate	Interest income (expense)
Borrower	$5,330,407	20	0.776%	($2,298)
Lender	8,575,727	4	0.774%	$738

Note 6 — Fund share transactions

Transactions in fund shares for the years ended August 31, 2017 and 2016 were as follows:

		Year ended 8-31-17		Year ended 8-31-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	3,850,111	$37,628,189	12,849,385	$112,625,298
Distributions reinvested	447,608	3,983,711	771,696	6,497,678
Repurchased	(32,828,720)	(323,430,965)	(27,029,668)	(232,648,161)
Net decrease	(28,531,001)	($281,819,065)	(13,408,587)	($113,525,185)
Class C shares
Sold	126,842	$1,303,270	166,926	$1,453,016
Distributions reinvested	2,240	20,045	1,249	10,578
Repurchased	(116,430)	(1,193,948)	(37,827)	(333,779)
Net increase	12,652	$129,367	130,348	$1,129,815
Class I shares
Sold	9,553,043	$96,709,719	2,817,455	$24,648,474
Distributions reinvested	63,767	566,247	26,843	225,482
Repurchased	(3,809,112)	(38,240,410)	(2,116,820)	(18,558,888)
Net increase	5,807,698	$59,035,556	727,478	$6,315,068
Class R6 shares
Sold	1,021,560	$11,014,260	570	$5,089
Distributions reinvested	61	542	55	458
Repurchased	(42,685)	(466,149)	(1,904)	(15,710)
Net increase (decrease)	978,936	$10,548,653	(1,279)	($10,163)
Class NAV shares
Sold	9,398,658	$98,853,885	1,625,813	$13,872,365
Distributions reinvested	1,662,312	14,761,330	3,101,413	26,051,870
Repurchased	(28,679,098)	(273,790,420)	(86,925,174)	(761,980,483)
Net decrease	(17,618,128)	($160,175,205)	(82,197,948)	($722,056,248)
Total net decrease	(39,349,843)	($372,280,694)	(94,749,988)	($828,146,713)

Affiliates of the fund owned 1% and 100% of shares of Class R6 and Class NAV, respectively, on August 31, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

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Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $158,387,154 and $537,656,487, respectively, for the year ended August 31, 2017.

Note 8 — Emerging-market risk

Foreign investing especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Funds that invest a significant portion of assets in the securities of issuers based in countries with emerging-market economies are subject to greater levels of foreign investment risk than funds investing primarily in more-developed foreign markets, since emerging-market securities may present other risks greater than, or in addition to, the risks of investing in developed foreign countries.

Note 9 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At August 31, 2017, funds within the John Hancock group of funds complex held 79.3% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	29.5%
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	18.3%
John Hancock Funds II Multimanager Lifestyle Aggressive Portfolio	14.4%

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Emerging Markets Fund (the "Fund") as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, brokers, and transfer agent, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 23, 2017

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2017.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Income derived from foreign sources was $28,463,677 The fund intends to pass through foreign tax credits of $3,147,044.

Eligible shareholders will be mailed a 2017 Form 1099-DIV in early 2018. This will reflect the tax character of all distributions paid in calendar year 2017.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Dimensional Fund Advisers LP (the Subadvisor), for John Hancock Emerging Markets Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 19-22, 2017 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 22-24, 2017.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 19-22, 2017, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be

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based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;

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(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed the benchmark index for the one-, three- and five-year periods ended December 31, 2016. The Board also noted that the fund outperformed the peer group average for the one- and three-year periods and underperformed the peer group average for the five-year period ended December 31, 2016. The Board took into account management's discussion of the factors that contributed to the fund's performance, including the fund's favorable performance relative to the peer group average for the one- and three-year periods and to the Morningstar benchmark index for the year-to-date period ended April 30, 2017. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and total expenses for the fund are lower than the peer group median.

The Board took into account management's discussion with respect to the overall management fee, the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fees, in each case in light of the services rendered for those amounts and the risk undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;

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(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length;
(j)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the mutual fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);

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(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significant to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

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Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	225
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2005	225
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	225
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	225
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2008	225
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2008	225
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	225
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2005	225

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2012	225
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2012	225
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	225

President and Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

James R. Boyle, Born: 1959	2015	225
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Warren A. Thomson, Born: 1955	2012	225
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

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Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 39 other John Hancock funds consisting of 29 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       45

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Dimensional Fund Advisors LP

Principal distributor

John Hancock Funds, LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       46

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Emerging Markets Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF398995	368A 8/17 10/17

John Hancock

Emerging Markets Debt Fund

Annual report 8/31/17

A message to shareholders

Dear shareholder,

While the stock market generally delivered solid gains for most of the past year, the bond markets were a study in contrast. Credit-sensitive segments, such as bank loans, enjoyed solid gains, but interest-rate-sensitive instruments, such as long-term bonds, posted much more muted returns and likely will remain vulnerable should the U.S. Federal Reserve continue its course to withdraw economic stimulus and raise interest rates. Overseas, emerging markets, with relatively attractive yields and growing economies, have been a bright spot in recent months.

Advancing the interests of fund shareholders

One of our primary goals is to advance the interests of our fund shareholders wherever possible. To that end, we recently announced our third round of expense reductions this year, targeting six mutual funds and two closed-end funds that together represent more than $6.9 billion in assets under management. Details can be found at jhinvestments.com.

In addition, we recently learned that fund researcher Morningstar, Inc. formally recognized our shareholder friendly initiatives by upgrading our parent pillar rating—a key component of the Morningstar Analyst Rating system—to positive, the highest possible rating. Morningstar evaluates select funds and their parent firms based on intensive research, including on-site due diligence. They focused on such factors as whether our portfolio managers invest meaningfully in the funds they manage, the quality of our risk management, our corporate culture, and our commitment to recognizing shareholder interests—in other words, how effective we are as stewards of investor capital. We're proud to have been recognized by Morningstar for our efforts and we're committed to continue our work of furthering the interests of our shareholders.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee investment returns and does not eliminate risk of loss. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Emerging Markets Debt Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
21	Financial statements
25	Financial highlights
32	Notes to financial statements
42	Auditor's report
43	Tax information
44	Continuation of investment advisory and subadvisory agreements
50	Trustees and Officers
54	More information

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks total return with an emphasis on current income as well as capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/17 (%)

The J.P. Morgan EMBI Global Index tracks the total return for traded foreign currency-denominated debt instruments in emerging markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Emerging-market bonds posted a gain

After performing poorly in the first three months of the period, the fund's benchmark, the J.P. Morgan EMBI Global Index, rebounded to close with a total return of 4.52%.

The fund outpaced its benchmark

The combination of favorable country allocations and robust individual security selection enabled the fund to finish ahead of the index.

Diversified sources of return

Several aspects of the fund's positioning aided performance, including its country allocations and investments in corporate bonds and local currency debt.

PORTFOLIO COMPOSITION AS OF 8/31/17 (%)

A note about risks

Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Investments in higher-yielding, lower-rated securities include a higher risk of default. Events in the financial markets have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. Because the fund may focus on particular sectors of the global economy, its performance may depend on the performance of those sectors, and investments focused in one sector may fluctuate more widely than investments diversified across sectors. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Investments in a non-diversified fund may magnify the fund's losses from adverse events affecting a particular issuer. Derivatives transactions, including hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       3

Discussion of fund performance

An interview with Portfolio Manager Paolo H. Valle, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Paolo H. Valle
Portfolio Manager
John Hancock Asset Management

How did emerging-market bonds perform during the 12 months ended August 31, 2017?

The fund's benchmark, the J.P. Morgan EMBI Global Index, recovered from a rocky start to post a solid gain of 4.52%. The initial weakness in the index was driven by multiple factors. First, investor concerns that the U.S. Federal Reserve (Fed) would need to raise interest rates more aggressively than the markets had been expecting pressured the returns of higher-risk asset categories. The resulting downturn accelerated into a significant sell-off in November following the U.S. presidential election. In addition to having the potential to disrupt trade and immigration policy, the election result was seen as raising the odds of stronger economic growth and more aggressive Fed policy in 2017. These factors fueled a spike in U.S. Treasury yields and a rally in the U.S. dollar, which weighed on returns across the emerging markets in the days immediately following the November vote.

The index hit its low less than a week after the election, setting the stage for slow, steady gains over the remainder of the period. Several developments combined to spark the improved performance. The global economy began to pick up steam, highlighted by accelerating growth in both the developed and emerging markets. Investors also appeared to grow less concerned about the U.S. interest-rate outlook, as it became clear that persistent gridlock in Washington would restrict the implementation of a growth-oriented agenda. A reversal in the U.S. dollar provided additional fuel for gains in the emerging debt markets, as did a positive balance of low new issue supply and robust investor demand for yield. Together, these factors enabled the benchmark to overcome its early weakness and finish the period with a healthy gain.

What aspects of the fund's positioning helped and hurt performance?

The fund performed well and outpaced its benchmark. We added value through an approach that combines top-down allocations with bottom-up credit research, by which we seek to generate outperformance from both country positioning and individual security selection. Our multifaceted strategy worked well across most regions, particularly in Latin America, Asia, and Africa.

In Latin America, our decision to overweight Brazil—which was based on the improving outlook for both economic stabilization and the reform process in the country—allowed the fund to gain an outsize benefit from the country's substantial outperformance. The fund also held a number of commodity-related corporate issues with inexpensive valuations—such as Petrobras Global Finance NV and Vale Overseas, Ltd.—that outpaced the overall market, leading to a strong contribution from security selection.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       4

Overweights in Argentina and Mexico also added value. Argentina's market experienced robust inflows following the election of a reform-minded government and settlement of litigation related to a past debt default. Mexico, for its part, was boosted by the fading concerns about more aggressive trade policies in the United States. An underweight in Venezuela was a further plus, as we reduced the allocation throughout the course of the year on the belief that the ongoing deterioration in the country's financial, economic, political, and social conditions translated to an unfavorable risk/return profile.

Outside of Latin America, the fund was aided by its underweight position in China and favorable security selection in India and Indonesia. Results were further helped by positioning in Indonesia, where the combination of progress in reforms and a stronger outlook for growth fueled positive relative performance for the country's bond market. The state-owned oil producer Pertamina Persero PT was the fund's largest contributor in Indonesia.

Zero weightings in certain higher-yielding countries cost some relative performance, as investors' search for yield led to strong gains for issuers—such as Ukraine, Ecuador, Zambia, and Mongolia—that in our view did not have a compelling risk/return profile.

How would you characterize the fund's positioning?

We continue to employ a broad-based strategy that seeks to capitalize on what we believe are the most attractive opportunities among sovereign bonds, corporates, and local currencies.

Latin America represented the fund's largest regional overweight due primarily to the fund's above-benchmark positions in Brazil, Argentina, and Peru. Conversely, the fund was underweight in Asian

QUALITY COMPOSITION AS OF 8/31/17 (%)

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       5

"Although emerging-market yield spreads have declined since their highs of November 2016, we believe the asset class continues to offer a compelling opportunity in relation to other areas of the global bond market."
countries where below-average yields and tight yield spreads versus U.S. Treasuries indicated richer valuations, including China, the Philippines, and Malaysia. We increased the fund's allocation to the Middle East, where we found solid risk/reward opportunities that can augment diversification. The fund had a small underweight in Europe, largely as a result of below-benchmark weightings in Turkey, Russia, and Ukraine.

The fund closed the period with weightings of 24.1% in private sector corporate bonds and 25.4% in quasi-sovereign issues (credit issued by corporations that are government backed or government owned). This aspect of positioning was advantageous, as corporates outperformed amid the backdrop of improving economic growth. We continue to see a benefit from holding corporates, where there is an above-average representation of securities with attractive yields relative to their underlying credit risk. We remain highly selective in this space, using bottom-up credit research to seek to identify issuers with sound fundamentals.

The fund also had a tactical allocation to local currency bonds, which added value once the U.S. dollar began to lose ground in the second half of the period. The fund held 5% of assets in local currency issues as of the end of the period, with the majority invested in Brazil and Mexico. We believe these securities offer both above-average yields and a way to participate in country-specific opportunities in emerging-market currencies.

The fund held a larger-than-normal cash position at the close of the period. The fund received substantial inflows during the summer, and we chose to put the cash to work gradually due to the slower new-issue activity at that time of year.

TOP 10 ISSUERS AS OF 8/31/17 (%)

Republic of Argentina	5.3
Pertamina Persero PT	4.3
Republic of Turkey	3.9
Government of Mexico	3.3
Petrobras Global Finance BV	3.3
Federative Republic of Brazil	2.5
Republic of Indonesia	2.1
Republic of Hungary	1.8
Petroleos Mexicanos	1.8
Republic of Colombia	1.6
TOTAL	29.9
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       6

What's your overall view on the emerging debt markets?

We continued to see a healthy fundamental picture for the asset class at the close of the period. Growth trends remained supportive in both the world economy in general and the emerging markets in particular, and the balance of elevated investor demand and relatively low new issue supply provided a firm technical underpinning for the market. Further, the world's central banks remained on track for a gradual and well-communicated tightening of monetary policy. Although emerging-market yield spreads have declined since their highs of November 2016, we believe the asset class continues to offer a compelling opportunity in relation to other areas of the global bond market. With this as the backdrop, we maintain a balanced, risk-conscious approach rather than taking on excessive risk to boost short-term returns.

MANAGED BY

Roberto Sanchez-Dahl, CFA On the fund since 2013 Investing since 1993
Paolo H. Valle On the fund since 2013 Investing since 1982

TOP 10 COUNTRIES AS OF 8/31/17 (%)

Mexico	12.0
Brazil	9.1
Argentina	7.8
Indonesia	7.6
Turkey	5.7
Peru	4.4
Colombia	3.1
Netherlands	2.9
Russia	2.5
Hungary	1.8
Total	56.9
As a percentage of net assets.
Cash and cash equivalents are not included.

The views expressed in this report are exclusively those of Paolo H. Valle, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  AUGUST 31, 2017

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	Since inception[2]	5-year	Since inception[2]	as of 8-31-17	as of 8-31-17
Class A	3.27	3.60	5.54	19.35	51.13	3.85	3.84
Class C3	5.68	3.58	5.16	19.22	47.00	3.34	3.33
Class I4	7.87	4.82	6.51	26.55	62.03	4.33	4.32
Class R2[3,4]	7.70	4.53	6.12	24.81	57.65	4.16	4.15
Class R4[3,4]	7.82	4.67	6.27	25.61	59.29	4.28	4.17
Class R6[3,4]	7.99	4.93	6.58	27.23	62.85	4.43	4.42
Class NAV[3,4]	8.00	4.85	6.30	26.70	59.70	4.43	4.42
Index†	4.52	4.63	7.36	25.39	72.25	—	—

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 4.0%, and the applicable contingent deferred sales charge (CDSC) on Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R4	Class R6	Class NAV
Gross (%)	1.24	1.94	0.93	1.33	1.18	0.83	0.81
Net (%)	1.20	1.90	0.89	1.30	1.05	0.80	0.78

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the J.P. Morgan EMBI Global Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Emerging Markets Debt Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the J.P. Morgan EMBI Global Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C3,5	1-4-10	14,700	14,700	17,225
Class I4	1-4-10	16,203	16,203	17,225
Class R2[3,4]	1-4-10	15,765	15,765	17,225
Class R4[3,4]	1-4-10	15,929	15,929	17,225
Class R6[3,4]	1-4-10	16,285	16,285	17,225
Class NAV[3,4]	1-4-10	15,970	15,970	17,225

The values shown in the chart for Class A shares with maximum sales charge have been adjusted to reflect the reduction in the Class A maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.

The J.P. Morgan EMBI Global Index tracks the total return for traded foreign currency-denominated debt instruments in emerging markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
2	From 1-4-10.
3	Class C shares were first offered on 8-28-14; Class R2, R4, and R6 shares were first offered on 3-27-15; Class NAV shares were first offered on 6-20-13. The returns prior to these dates are those of Class A shares that have been recalculated to reflect the gross fees and expenses of Class C, Class R2, Class R4, Class R6, and Class NAV shares, as applicable.
4	For certain types of investors, as described in the fund's prospectuses.
5	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on March 1, 2017, with the same investment held until August 31, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2017, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on March 1, 2017, with the same investment held until August 31, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2017	Ending value on 8-31-2017	Expenses paid during period ended 8-31-2017[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,070.60	$6.26	1.20%
	Hypothetical example for comparison purposes	1,000.00	1,019.20	6.11	1.20%
Class C	Actual expenses/actual returns	1,000.00	1,065.90	9.89	1.90%
	Hypothetical example for comparison purposes	1,000.00	1,015.60	9.65	1.90%
Class I	Actual expenses/actual returns	1,000.00	1,072.30	4.65	0.89%
	Hypothetical example for comparison purposes	1,000.00	1,020.70	4.53	0.89%
Class R2	Actual expenses/actual returns	1,000.00	1,071.40	5.59	1.07%
	Hypothetical example for comparison purposes	1,000.00	1,019.80	5.45	1.07%
Class R4	Actual expenses/actual returns	1,000.00	1,072.00	4.96	0.95%
	Hypothetical example for comparison purposes	1,000.00	1,020.40	4.84	0.95%
Class R6	Actual expenses/actual returns	1,000.00	1,072.80	4.18	0.80%
	Hypothetical example for comparison purposes	1,000.00	1,021.20	4.08	0.80%
Class NAV	Actual expenses/actual returns	1,000.00	1,072.90	4.08	0.78%
	Hypothetical example for comparison purposes	1,000.00	1,021.30	3.97	0.78%

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       11

Fund’s investments
AS OF 8-31-17
	Rate (%)	Maturity date		Par value^	Value
Foreign government obligations 38.6%					$314,922,769
(Cost $299,496,133)
Angola 0.8%					6,671,820
Republic of Angola Bond (A)	9.500	11-12-25		6,200,000	6,671,820
Argentina 6.4%					52,371,899
Provincia de Buenos Aires
Bond (A)	7.875	06-15-27		2,600,000	2,805,920
Bond (A)	9.950	06-09-21		5,600,000	6,448,400
Republic of Argentina
	6.875	01-26-27		7,090,000	7,639,475
Bond	7.625	04-22-46		10,350,000	11,359,125
Bond	8.280	12-31-33		20,792,224	24,118,979
Bahrain 0.7%					5,635,619
Kingdom of Bahrain
Bond (A)	6.125	08-01-23		2,000,000	2,082,740
Bond (A)	7.000	10-12-28		3,450,000	3,552,879
Bolivia 0.1%					844,968
Republic of Bolivia Bond	4.875	10-29-22		800,000	844,968
Brazil 2.5%					20,497,519
Federative Republic of Brazil
Bond	5.625	01-07-41		4,300,000	4,305,375
Note	10.000	01-01-21	BRL	26,000,000	8,623,987
Note	10.000	01-01-23	BRL	23,000,000	7,568,157
Chile 0.4%					3,306,880
Republic of Chile Bond	3.125	01-21-26		3,200,000	3,306,880
China 1.0%					8,237,468
The Export-Import Bank of China Bond	2.875	04-26-26		8,400,000	8,237,468
Colombia 1.6%					13,327,150
Republic of Colombia
Bond	4.000	02-26-24		7,400,000	7,721,900
Bond	4.375	07-12-21		500,000	533,750
Bond	5.000	06-15-45		4,900,000	5,071,500
Costa Rica 0.1%					985,000
Republic of Costa Rica Bond	4.250	01-26-23		1,000,000	985,000
Croatia 0.8%					6,276,133
Republic of Croatia Bond	5.500	04-04-23		5,650,000	6,276,133
12	JOHN HANCOCK Emerging Markets Debt Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Dominican Republic 1.3%				$10,642,500
Government of Dominican Republic
Bond	5.875	04-18-24	5,500,000	5,967,500
Bond (A)	5.950	01-25-27	1,500,000	1,627,500
Bond (A)	6.875	01-29-26	2,650,000	3,047,500
Egypt 1.1%				8,805,176
Arab Republic of Egypt
Bond (A)	5.875	06-11-25	3,000,000	3,044,076
Bond (A)	7.500	01-31-27	3,700,000	4,081,100
Bond (A)	8.500	01-31-47	1,500,000	1,680,000
Ghana 1.6%				12,782,590
Republic of Ghana
Bond	8.125	01-18-26	6,300,000	6,689,724
Bond (A)	9.250	09-15-22	2,220,000	2,466,642
Bond (A)	10.750	10-14-30	2,800,000	3,626,224
Honduras 0.1%				1,130,346
Republic of Honduras Bond (A)	6.250	01-19-27	1,050,000	1,130,346
Hungary 1.9%				15,018,915
Republic of Hungary
Bond	5.375	02-21-23	4,700,000	5,329,095
Bond	5.375	03-25-24	8,400,000	9,689,820
Indonesia 2.1%				16,969,023
Republic of Indonesia
Bond (A)	4.750	01-08-26	6,350,000	6,939,712
Bond	4.750	01-08-26	2,250,000	2,460,326
Bond (A)	5.375	10-17-23	2,851,000	3,204,324
Bond	5.875	01-15-24	1,100,000	1,271,013
Bond	6.625	02-17-37	2,421,000	3,093,648
Iraq 1.0%				7,942,977
Republic of Iraq
Bond	5.800	01-15-28	7,078,000	6,721,977
Bond (A)	6.752	03-09-23	1,200,000	1,221,000
Jamaica 0.4%				2,988,850
Government of Jamaica Bond	7.625	07-09-25	2,500,000	2,988,850
Kazakhstan 0.4%				3,467,815
Republic of Kazakhstan Bond (A)	5.125	07-21-25	3,100,000	3,467,815
Kenya 0.4%				3,409,088
Republic of Kenya Bond (A)	6.875	06-24-24	3,250,000	3,409,088
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Debt Fund	13

	Rate (%)	Maturity date		Par value^	Value
Macedonia 0.4%					$3,275,089
Republic of Macedonia Bond	5.625	07-26-23	EUR	2,500,000	3,275,089
Mexico 3.3%					26,873,429
Government of Mexico
	4.600	01-23-46		13,364,000	13,617,515
	7.750	05-29-31	MXN	222,440,400	13,255,914
Montenegro 0.2%					1,806,139
Republic of Montenegro Bond (A)	5.750	03-10-21	EUR	1,400,000	1,806,139
Namibia 0.4%					3,483,300
Republic of Namibia Bond (A)	5.250	10-29-25		3,400,000	3,483,300
Nigeria 0.3%					2,230,160
Federal Republic of Nigeria Bond (A)	7.875	02-16-32		2,000,000	2,230,160
Panama 1.2%					9,606,050
Republic of Panama
Bond	4.000	09-22-24		3,800,000	4,079,300
Bond	6.700	01-26-36		3,050,000	4,071,750
Bond	8.875	09-30-27		1,000,000	1,455,000
Peru 0.8%					6,592,334
Republic of Peru
Bond	6.550	03-14-37		2,200,000	2,981,000
Bond	8.200	08-12-26	PEN	9,650,000	3,611,334
Philippines 1.4%					11,600,026
Republic of Philippines
Bond	3.950	01-20-40		8,600,000	9,069,921
Bond	5.500	03-30-26		2,100,000	2,530,105
Senegal 0.2%					1,645,600
Republic of Senegal Bond (A)	6.250	05-23-33		1,600,000	1,645,600
South Africa 0.4%					3,176,639
Republic of South Africa Bond	4.300	10-12-28		3,300,000	3,176,639
Turkey 3.9%					32,139,729
Republic of Turkey
Bond	4.250	04-14-26		14,200,000	13,909,922
Bond	6.000	03-25-27		4,750,000	5,201,250
Bond	6.000	01-14-41		8,250,000	8,769,255
Bond	6.250	09-26-22		3,860,000	4,259,302
Uruguay 0.9%					6,933,986
Republic of Uruguay
Bond	4.375	10-27-27		650,000	701,643
14	JOHN HANCOCK Emerging Markets Debt Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Uruguay (continued)
Bond (A)	9.875	06-20-22	UYU	169,400,000	$6,232,343
Vietnam 0.5%					4,248,552

Republic of Vietnam Bond	4.800	11-19-24		4,000,000	4,248,552
Corporate bonds 49.5%					$404,484,409
(Cost $391,698,120)
Argentina 1.3%					10,980,778
Cablevision SA (A)	6.500	06-15-21		2,100,000	2,243,178
YPF SA (A)	8.500	03-23-21		2,400,000	2,726,400
YPF SA (A)	8.500	07-28-25		5,200,000	6,011,200
Azerbaijan 0.8%					6,834,136
State Oil Company of the Azerbaijan Republic	4.750	03-13-23		6,800,000	6,834,136
Brazil 6.6%					53,730,490
Banco BTG Pactual SA	5.750	09-28-22		4,200,000	4,049,724
Banco do Brasil SA (6.250% to 4-15-24, then 10 Year CMT + 4.398%) (B)	6.250	04-15-24		3,340,000	2,924,838
Braskem Finance, Ltd. (A)(B)	7.375	10-06-17		5,350,000	5,440,281
Centrais Eletricas Brasileiras SA (A)	5.750	10-27-21		5,000,000	5,218,750
Odebrecht Finance, Ltd. (A)(B)	7.500	10-06-17		3,865,000	1,603,975
Odebrecht Offshore Drilling Finance, Ltd. (A)(C)	6.625	10-01-23		2,075,535	773,137
Petrobras Global Finance BV	6.750	01-27-41		16,202,000	15,999,475
Petrobras Global Finance BV	6.850	06-05-15		11,300,000	10,619,175
Vale Overseas, Ltd.	6.875	11-21-36		6,210,000	7,101,135
Bulgaria 0.5%					4,100,291
Bulgarian Energy Holding EAD	4.875	08-02-21	EUR	3,200,000	4,100,291
Cayman Islands 0.5%					3,990,480
Three Gorges Finance I Cayman Islands, Ltd.	3.150	06-02-26		4,000,000	3,990,480
Chile 1.3%					10,426,793
Empresa Electrica Angamos SA (A)	4.875	05-25-29		6,767,000	6,883,948
Enel Americas SA	4.000	10-25-26		3,493,000	3,542,845
Colombia 1.3%					10,777,670
Ecopetrol SA	5.875	05-28-45		7,700,000	7,492,870
Grupo Aval, Ltd.	4.750	09-26-22		3,200,000	3,284,800
Costa Rica 1.2%					10,145,725
Banco Nacional de Costa Rica	6.250	11-01-23		2,500,000	2,613,000
Instituto Costarricense de Electricidad	6.375	05-15-43		8,280,000	7,532,725
Croatia 0.8%					6,263,092
Hrvatska Elektroprivreda	5.875	10-23-22		5,700,000	6,263,092
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Debt Fund	15

	Rate (%)	Maturity date		Par value^	Value
Dominican Republic 0.4%					$2,868,625
Aeropuertos Dominicanos Siglo XXI SA (A)	6.750	03-30-29		2,650,000	2,868,625
Guatemala 0.3%					2,589,250
Agromercantil Senior Trust (A)	6.250	04-10-19		2,500,000	2,589,250
India 0.9%					7,565,000
Vedanta Resources PLC	7.125	05-31-23		3,020,000	3,208,750
Vedanta Resources PLC (A)	7.125	05-31-23		4,100,000	4,356,250
Indonesia 5.5%					44,816,294
Pelabuhan Indonesia III Persero PT (A)	4.875	10-01-24		9,100,000	9,764,300
Pertamina Persero PT (A)	6.000	05-03-42		22,500,000	25,051,523
Pertamina Persero PT (A)	6.450	05-30-44		8,500,000	10,000,471
Israel 1.4%					11,230,812
Israel Electric Corp., Ltd. (A)	5.000	11-12-24		6,000,000	6,510,660
Israel Electric Corp., Ltd. (A)	6.875	06-21-23		4,000,000	4,720,152
Kazakhstan 1.0%					8,448,114
KazAgro National Management Holding JSC (A)	4.625	05-24-23		5,550,000	5,569,314
Kazakhstan Temir Zholy Finance BV	6.950	07-10-42		2,000,000	2,230,020
Kazakhstan Temir Zholy National Company JSC (A)	6.375	10-06-20		600,000	648,780
Luxembourg 0.6%					4,806,938
Millicom International Cellular SA (A)	6.625	10-15-21		4,650,000	4,806,938
Mauritius 0.7%					5,844,388
MTN Mauritius Investments, Ltd. (A)	4.755	11-11-24		5,950,000	5,844,388
Mexico 8.7%					70,802,448
Alpek SAB de CV	4.500	11-20-22		4,850,000	5,056,125
America Movil SAB de CV	7.125	12-09-24	MXN	55,000,000	2,967,110
Banco Nacional de Comercio Exterior SNC (3.800% to 8-11-21, then 5 Year CMT + 3.000%) (A)	3.800	08-11-26		4,000,000	4,000,000
BBVA Bancomer SA	6.500	03-10-21		3,700,000	4,083,875
Credito Real SAB de CV SOFOM ER	7.250	07-20-23		2,000,000	2,117,000
Credito Real SAB de CV SOFOM ER (A)	7.250	07-20-23		3,200,000	3,387,200
Mexichem SAB de CV (A)	4.875	09-19-22		1,800,000	1,932,750
Mexichem SAB de CV (A)	5.875	09-17-44		3,300,000	3,374,250
Mexichem SAB de CV	6.750	09-19-42		300,000	337,200
Mexichem SAB de CV (A)	6.750	09-19-42		1,600,000	1,798,400
Mexico City Airport Trust (A)	5.500	10-31-46		7,100,000	7,348,500
Nemak SAB de CV (A)	5.500	02-28-23		6,220,000	6,375,500
Petroleos Mexicanos (A)	5.375	03-13-22		2,550,000	2,736,150
Petroleos Mexicanos	6.625	06-15-35		10,880,000	11,859,200
Sixsigma Networks Mexico SA de CV (A)	8.250	11-07-21		4,250,000	4,319,063
Trust F/1401 (A)	5.250	12-15-24		1,850,000	1,965,625
16	JOHN HANCOCK Emerging Markets Debt Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Mexico (continued)
Trust F/1401 (A)	6.950	01-30-44	6,600,000	$7,144,500
Netherlands 2.9%				23,732,177
GTH Finance BV (A)	7.250	04-26-23	1,800,000	2,036,556
GTH Finance BV	7.250	04-26-23	3,092,000	3,498,351
Listrindo Capital BV (A)	4.950	09-14-26	7,750,000	7,845,325
Myriad International Holdings BV (A)	4.850	07-06-27	3,200,000	3,350,400
VimpelCom Holdings BV (A)	4.950	06-16-24	4,350,000	4,438,784
VimpelCom Holdings BV (A)	7.504	03-01-22	2,230,000	2,562,761
Panama 0.6%				4,738,125
Banco General SA (A)	4.125	08-07-27	4,750,000	4,738,125
Paraguay 0.7%				5,494,669
Telefonica Celular del Paraguay SA	6.750	12-13-22	5,300,000	5,494,669
Peru 3.6%				29,303,302
Abengoa Transmision Sur SA (A)	6.875	04-30-43	6,226,250	6,880,006
Banco de Credito del Peru (6.125% to 4-24-22, then 3 month LIBOR + 7.043%)	6.125	04-24-27	2,900,000	3,208,125
BBVA Banco Continental SA (5.250% to 9-22-24, then 5 Year CMT + 2.750%) (A)	5.250	09-22-29	2,300,000	2,496,949
Kallpa Generacion SA (A)	4.875	05-24-26	2,890,000	3,077,850
Petroleos del Peru SA (A)	5.625	06-19-47	6,180,000	6,577,189
SAN Miguel Industrias Pet SA (A)	7.750	11-06-20	3,175,000	3,309,938
Volcan Cia Minera SAA	5.375	02-02-22	3,603,000	3,753,245
Russia 2.5%				20,814,772
Gazprom Neft OAO	6.000	11-27-23	2,200,000	2,411,750
Mobile Telesystems OJSC	5.000	05-30-23	4,850,000	5,031,933
Rosneft Oil Company (A)	4.199	03-06-22	3,150,000	3,168,900
Russian Agricultural Bank OJSC	8.500	10-16-23	3,250,000	3,694,061
Severstal OAO (A)	3.850	08-27-21	2,500,000	2,543,500
Severstal OAO	5.900	10-17-22	3,610,000	3,964,628
Thailand 1.3%				11,007,281
PTT Global Chemical PCL (A)	4.250	09-19-22	1,400,000	1,493,489
PTTEP Canada International Finance, Ltd. (A)	6.350	06-12-42	2,600,000	3,346,767
PTTEP Treasury Center Company, Ltd. (4.600% to 7-17-22, then 5 Year CMT + 2.724%) (A)(B)	4.600	07-17-22	6,050,000	6,167,025
Togo 0.3%				2,271,500
Banque Ouest Africaine de Developpement (A)	5.000	07-27-27	2,200,000	2,271,500
Turkey 1.8%				14,361,610
Export Credit Bank of Turkey (A)	5.000	09-23-21	9,300,000	9,570,109
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Debt Fund	17

	Rate (%)	Maturity date	Par value^	Value
Turkey (continued)
Turkcell Iletisim Hizmetleri AS (A)	5.750	10-15-25	4,500,000	$4,791,501
United Kingdom 0.6%				5,246,604
Liquid Telecommunications Financing PLC (A)	8.500	07-13-22	2,050,000	2,137,004
Vedanta Resources PLC (A)	6.375	07-30-22	2,990,000	3,109,600
Venezuela 0.4%				3,063,621
Petroleos de Venezuela SA	9.750	05-17-35	8,629,918	3,063,621
Virgin Islands 1.0%				8,229,424
State Grid Overseas Investment 2016, Ltd.	3.500	05-04-27	8,000,000	8,229,424

	Shares	Value
Common stocks 0.1%		$867,077
(Cost $5,909,631)
Colombia 0.1%		867,077
Frontera Energy Corp. (D)	31,145	867,077

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 11.1%				$90,608,102
(Cost $90,608,102)
U.S. Government Agency 4.2%				33,979,000
Federal Agricultural Mortgage Corp. Discount Note	0.900	09-01-17	7,736,000	7,736,000
Federal Home Loan Bank Discount Note	0.869	09-01-17	26,243,000	26,243,000

	Yield (%)	Shares	Value
Money market funds 1.3%			10,834,102
JPMorgan U.S. Treasury Plus Money Market Fund, Institutional Class	0.8600(E)	10,834,102	10,834,102

	Par value^	Value
Repurchase agreement 5.6%		45,795,000
Barclays Tri-Party Repurchase Agreement dated 8-31-17 at 1.050% to be repurchased at $45,796,336 on 9-1-17, collateralized by $46,724,500 U.S. Treasury Notes, 2.000% due 2-15-25 (valued at $46,712,331, including interest)	45,795,000	45,795,000
Total investments (Cost $787,711,986) 99.3%		$810,882,357
Other assets and liabilities, net 0.7%		5,787,968
Total net assets 100.0%		$816,670,325

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
BRL	Brazilian Real
EUR	Euro
18	JOHN HANCOCK Emerging Markets Debt Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MXN	Mexican Peso
PEN	Peruvian Nuevo Sol
UYU	Uruguayan Peso
Security Abbreviations and Legend
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $319,831,364 or 39.2% of the fund's net assets as of 8-31-17.
(B)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(C)	Non-income producing - Issuer is in default.
(D)	Non-income producing security.
(E)	The rate shown is the annualized seven-day yield as of 8-31-17.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Debt Fund	19

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
10-Year U.S. Treasury Note Futures	110	Short	Dec 2017	$(13,942,269)	$(13,968,281)	$(26,012)
						$(26,012)
* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
BRL	21,000,000	USD	6,266,786	Citigroup	9/20/2017	$387,840	—
BRL	80,650,000	USD	25,061,665	Goldman Sachs	9/20/2017	495,268	—
COP	20,000,000,000	USD	6,504,065	Bank of Nova Scotia	9/20/2017	261,335	—
JPY	849,568,134	USD	7,755,426	HSBC	9/20/2017	—	$(21,645)
MXN	140,300,000	USD	7,598,488	Standard Chartered Bank	9/20/2017	228,331	—
RUB	387,000,000	USD	6,517,346	Goldman Sachs	9/20/2017	133,757	—
USD	6,520,727	BRL	21,000,000	Citigroup	9/20/2017	—	(133,899)
USD	25,359,328	BRL	80,650,000	Goldman Sachs	9/20/2017	—	(197,605)
USD	6,580,030	COP	20,000,000,000	Bank of Nova Scotia	9/20/2017	—	(185,370)
USD	7,716,448	MXN	140,300,000	Standard Chartered Bank	9/20/2017	—	(110,371)
USD	6,640,927	RUB	387,000,000	Goldman Sachs	9/20/2017	—	(10,176)
						$1,506,531	$(659,066)

Derivatives currency abbreviations
BRL	Brazilian Real
COP	Colombian Peso
JPY	Japanese Yen
MXN	Mexican Peso
RUB	Russian Ruble
USD	U.S. Dollar
At 8-31-17, the aggregate cost of investments for federal income tax purposes was $792,122,177. Net unrealized appreciation aggregated to $19,581,633, of which $37,259,236 related to gross unrealized appreciation and $17,677,603 related to gross unrealized depreciation.
OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.
20	JOHN HANCOCK Emerging Markets Debt Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 8-31-17

Assets
Investments, at value (Cost $787,711,986)	$810,882,357
Foreign currency, at value (Cost $2,085)	2,127
Cash held at broker for futures contracts	203,502
Receivable for fund shares sold	27,178,589
Unrealized appreciation on forward foreign currency contracts	1,506,531
Dividends and interest receivable	10,041,419
Receivable due from advisor	1,337
Other receivables and prepaid expenses	100,031
Total assets	849,915,893
Liabilities
Payable for investments purchased	32,463,612
Unrealized depreciation on forward foreign currency contracts	659,066
Payable for fund shares repurchased	18,328
Payable for futures variation margin	18,906
Distributions payable	926
Payable to affiliates
Accounting and legal services fees	16,928
Transfer agent fees	1,669
Trustees' fees	247
Other liabilities and accrued expenses	65,886
Total liabilities	33,245,568
Net assets	$816,670,325
Net assets consist of
Paid-in capital	$819,961,273
Undistributed net investment income	2,768,787
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	(30,049,601)
Net unrealized appreciation (depreciation) on investments, futures contracts and translation of assets and liabilities in foreign currencies	23,989,866
Net assets	$816,670,325

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ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       21

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding - The fund has an unlimited number of shares authorized with no par value
Class A ($3,923,695 ÷ 397,651 shares)[1]	$9.87
Class C ($588,273 ÷ 59,650 shares)[1]	$9.86
Class I ($14,170,602 ÷ 1,434,500 shares)	$9.88
Class R2 ($113,756 ÷ 11,531 shares)	$9.87
Class R4 ($105,512 ÷ 10,695 shares)	$9.87
Class R6 ($633,708 ÷ 64,227 shares)	$9.87
Class NAV ($797,134,779 ÷ 80,773,998 shares)	$9.87
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$10.28

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

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ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       22

STATEMENT OF OPERATIONS   For the year ended 8-31-17

Investment income
Interest	$39,991,312
Securities lending	3,155
Less foreign taxes withheld	(2,021)
Total investment income	39,992,446
Expenses
Investment management fees	4,688,659
Distribution and service fees	12,061
Accounting and legal services fees	101,485
Transfer agent fees	14,153
Trustees' fees	10,408
State registration fees	86,009
Printing and postage	21,567
Professional fees	111,360
Custodian fees	153,842
Other	21,655
Total expenses	5,221,199
Less expense reductions	(53,029)
Net expenses	5,168,170
Net investment income	34,824,276
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(9,005,401)
Affiliated investments	(27)
Futures contracts	127,096
Forward foreign currency contracts	5,573,409
(3,304,923)
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	22,676,873
Futures contracts	(17,896)
Forward foreign currency contracts	(876,471)
21,782,506
Net realized and unrealized gain	18,477,583
Increase in net assets from operations	$53,301,859

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ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       23

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-17	Year ended 8-31-16
Increase (decrease) in net assets
From operations
Net investment income	$34,824,276	$33,331,565
Net realized loss	(3,304,923)	(4,269,982)
Change in net unrealized appreciation (depreciation)	21,782,506	54,922,803
Increase in net assets resulting from operations	53,301,859	83,984,386
Distributions to shareholders
From net investment income
Class A	(146,752)	(76,576)
Class C	(15,524)	(9,883)
Class I	(539,126)	(354,739)
Class R2	(5,957)	(5,206)
Class R4	(5,770)	(5,302)
Class R6	(30,220)	(7,823)
Class NAV	(37,965,061)	(31,123,309)
Total distributions	(38,708,410)	(31,582,838)
From fund share transactions	220,571,294	(29,094,025)
Total increase	235,164,743	23,307,523
Net assets
Beginning of year	581,505,582	558,198,059
End of year	$816,670,325	$581,505,582
Undistributed net investment income	$2,768,787	$1,721,846

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ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       24

Financial highlights

Class A Shares Period ended	8-31-17	8-31-16	8-31-15	8-31-14	8-31-13
Per share operating performance
Net asset value, beginning of period	$9.69	$8.82	$10.14	$9.35	$10.46
Net investment income[1]	0.46	0.49	0.43	0.45	0.53
Net realized and unrealized gain (loss) on investments	0.23	0.85	(1.28)	0.84	(0.92)
Total from investment operations	0.69	1.34	(0.85)	1.29	(0.39)
Less distributions
From net investment income	(0.51)	(0.47)	(0.44)	(0.46)	(0.49)
From net realized gain	—	—	—	(0.04)	(0.23)
From tax return of capital	—	—	(0.03)	—	—
Total distributions	(0.51)	(0.47)	(0.47)	(0.50)	(0.72)
Net asset value, end of period	$9.87	$9.69	$8.82	$10.14	$9.35
Total return (%)[2,3]	7.54	15.80	(8.61)	14.19	(4.30)
Ratios and supplemental data
Net assets, end of period (in millions)	$4	$2	$2	$4	— [4]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.21	1.24	1.39	3.43	1.86
Expenses including reductions	1.20	1.23	1.35	1.35	1.35
Net investment income	4.82	5.47	4.53	4.50	4.90
Portfolio turnover (%)	20	26	27	24	92

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Does not reflect the effect of sales charges, if any.
4	Less than $500,000.

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ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       25

Class C Shares Period ended	8-31-17	8-31-16	8-31-15	8-31-14[1]
Per share operating performance
Net asset value, beginning of period	$9.67	$8.81	$10.13	$10.15
Net investment income (loss)[2]	0.39	0.43	0.34	(0.03)
Net realized and unrealized gain (loss) on investments	0.25	0.84	(1.28)	0.01
Total from investment operations	0.64	1.27	(0.94)	(0.02)
Less distributions
From net investment income	(0.45)	(0.41)	(0.35)	—	[3]
From tax return of capital	—	—	(0.03)	—
Total distributions	(0.45)	(0.41)	(0.38)	—	[3]
Net asset value, end of period	$9.86	$9.67	$8.81	$10.13
Total return (%)[4,5]	6.68	15.14	(9.47)	(0.17	) [6]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	— [7]	— [7]	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.90	1.94	3.59	18.13	[8]
Expenses including reductions	1.90	1.93	2.30	2.30	[8]
Net investment income (loss)	4.05	4.88	3.65	(30.30	) [8]
Portfolio turnover (%)	20	26	27	24	[9]

1	The inception date for Class C shares is 8-28-14.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Does not reflect the effect of sales charges, if any.
6	Not annualized.
7	Less than $500,000.
8	Annualized.
9	The portfolio turnover is shown for the period from 9-1-13 to 8-31-14.

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ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       26

Class I Shares Period ended	8-31-17	8-31-16	8-31-15	8-31-14	8-31-13
Per share operating performance
Net asset value, beginning of period	$9.70	$8.83	$10.15	$9.35	$10.46
Net investment income[1]	0.48	0.53	0.47	0.45	0.56
Net realized and unrealized gain (loss) on investments	0.24	0.84	(1.29)	0.88	(0.91)
Total from investment operations	0.72	1.37	(0.82)	1.33	(0.35)
Less distributions
From net investment income	(0.54)	(0.50)	(0.47)	(0.49)	(0.53)
From net realized gain	—	—	—	(0.04)	(0.23)
From tax return of capital	—	—	(0.03)	—	—
Total distributions	(0.54)	(0.50)	(0.50)	(0.53)	(0.76)
Net asset value, end of period	$9.88	$9.70	$8.83	$10.15	$9.35
Total return (%)[2]	7.87	16.14	(8.23)	14.61	(3.96)
Ratios and supplemental data
Net assets, end of period (in millions)	$14	$8	$4	$10	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	0.89	0.93	0.98	2.04	1.52
Expenses including reductions	0.89	0.92	0.97	1.04	0.98
Net investment income	5.01	5.97	4.89	4.60	5.26
Portfolio turnover (%)	20	26	27	24	92

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

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ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       27

Class R2 Shares Period ended	8-31-17	8-31-16	8-31-15[1]
Per share operating performance
Net asset value, beginning of period	$9.69	$8.82	$9.35
Net investment income[2]	0.48	0.51	0.20
Net realized and unrealized gain (loss) on investments	0.23	0.85	(0.53)
Total from investment operations	0.71	1.36	(0.33)
Less distributions
From net investment income	(0.53)	(0.49)	(0.19)
From tax return of capital	—	—	(0.01)
Total distributions	(0.53)	(0.49)	(0.20)
Net asset value, end of period	$9.87	$9.69	$8.82
Total return (%)[3]	7.70	16.02	(3.60	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	— [5]	— [5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.06	1.08	1.06	[6]
Expenses including reductions	1.06	1.07	1.05	[6]
Net investment income	5.02	5.78	4.91	[6]
Portfolio turnover (%)	20	26	27	[7]

1	The inception date for Class R2 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

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ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       28

Class R4 Shares Period ended	8-31-17	8-31-16	8-31-15[1]
Per share operating performance
Net asset value, beginning of period	$9.69	$8.82	$9.35
Net investment income[2]	0.49	0.52	0.20
Net realized and unrealized gain (loss) on investments	0.23	0.85	(0.53)
Total from investment operations	0.72	1.37	(0.33)
Less distributions
From net investment income	(0.54)	(0.50)	(0.19)
From tax return of capital	—	—	(0.01)
Total distributions	(0.54)	(0.50)	(0.20)
Net asset value, end of period	$9.87	$9.69	$8.82
Total return (%)[3]	7.82	16.13	(3.56	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	— [5]	— [5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.05	1.08	1.06	[6]
Expenses including reductions	0.94	0.97	0.95	[6]
Net investment income	5.16	5.88	5.01	[6]
Portfolio turnover (%)	20	26	27	[7]

1	The inception date for Class R4 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

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ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       29

Class R6 Shares Period ended	8-31-17	8-31-16	8-31-15[1]
Per share operating performance
Net asset value, beginning of period	$9.69	$8.82	$9.35
Net investment income[2]	0.48	0.49	0.21
Net realized and unrealized gain (loss) on investments	0.25	0.89	(0.53)
Total from investment operations	0.73	1.38	(0.32)
Less distributions
From net investment income	(0.55)	(0.51)	(0.20)
From tax return of capital	—	—	(0.01)
Total distributions	(0.55)	(0.51)	(0.21)
Net asset value, end of period	$9.87	$9.69	$8.82
Total return (%)[3]	7.99	16.33	(3.49	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	— [5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.80	0.83	0.81	[6]
Expenses including reductions	0.79	0.81	0.78	[6]
Net investment income	5.04	5.37	5.17	[6]
Portfolio turnover (%)	20	26	27	[7]

1	The inception date for Class R6 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

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ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       30

Class NAV Shares Period ended	8-31-17	8-31-16	8-31-15	8-31-14	8-31-13[1]
Per share operating performance
Net asset value, beginning of period	$9.69	$8.82	$10.14	$9.34	$9.84
Net investment income[2]	0.50	0.54	0.49	0.50	0.07
Net realized and unrealized gain (loss) on investments	0.24	0.84	(1.29)	0.85	(0.50)
Total from investment operations	0.74	1.38	(0.80)	1.35	(0.43)
Less distributions
From net investment income	(0.56)	(0.51)	(0.48)	(0.51)	(0.07)
From net realized gain	—	—	—	(0.04)	—
From tax return of capital	—	—	(0.04)	—	—
Total distributions	(0.56)	(0.51)	(0.52)	(0.55)	(0.07)
Net asset value, end of period	$9.87	$9.69	$8.82	$10.14	$9.34
Total return (%)[3]	8.00	16.29	(8.09)	14.83	(4.36	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$797	$570	$552	$475	$195
Ratios (as a percentage of average net assets):
Expenses before reductions	0.79	0.81	0.79	0.88	0.90	[5]
Expenses including reductions	0.78	0.81	0.78	0.87	0.87	[5]
Net investment income	5.28	6.03	5.17	5.15	3.73	[5]
Portfolio turnover (%)	20	26	27	24	92	[6]

1	The inception date for Class NAV shares is 6-20-13.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.
6	The portfolio turnover is shown for the period from 9-1-12 to 8-31-13.

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Notes to financial statements

Note 1 — Organization

John Hancock Emerging Markets Debt Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek total return with an emphasis on current income as well as capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in underlying affiliated funds and other open-end management investment companies are valued at their respective NAVs each business day. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment

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factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of August 31, 2017, by major security category or type:

	Total value at 8-31-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Foreign government obligations	$314,922,769	—	$314,922,769	—
Corporate bonds	404,484,409	—	404,484,409	—
Common stocks	867,077	$867,077	—	—
Short-term investments	90,608,102	10,834,102	79,774,000	—
Total investments in securities	$810,882,357	$11,701,179	$799,181,178	—
Other financial instruments:
Futures	$(26,012)	$(26,012)	—	—
Forward foreign currency contracts	847,465	—	$847,465	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

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Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in John Hancock Collateral Trust (JHCT), an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 29, 2017, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the need of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 29, 2017, the fund had a similar agreement that enabled it to participate in a $1 billion unsecured committed line of credit. For the year ended August 31, 2017, the fund had no borrowings under either line of credit. Commitment fees for the year ended August 31, 2017, were $4,516.

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Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of August 31, 2017, the fund has a short-term capital loss carryforward of $8,125,484 and a long-term capital loss carryforward of $18,361,391 available to offset future net realized capital gains. These carryforwards do not expire.

As of August 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. The fund typically declares and pays capital gain distributions, if any, annually.

The tax character of distributions for the years ended August 31, 2017 and 2016 was as follows:

	August 31, 2017	August 31, 2016
Ordinary Income	$38,708,410	$31,582,838

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2017, the components of distributable earnings on a tax basis consisted of $3,617,178 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, wash sale loss deferrals, derivative transactions, and amortization and accretion on debt securities.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

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Forward foreign currency contracts are typically traded through the OTC market. Certain forwards are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Collateral or margin requirements for exchange-traded derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded is detailed in the Statement of assets and liabilities as Cash held at broker for futures contracts. Securities pledged by the fund for exchange-traded transactions, if any, are identified in the Fund's investments.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended August 31, 2017, the fund used futures contracts to manage duration of the fund, manage against anticipated interest rate changes and gain exposure to treasuries markets. The fund held futures contracts with notional values ranging up to $14.0 million, as measured at each quarter end.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if

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applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended August 31, 2017, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates, gain exposure to foreign currency and to maintain diversity and liquidity of the fund. The fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $112.5 million to $311.3 million, as measured at each quarter end.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at August 31, 2017 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Receivable/payable for futures	Futures†	—	($26,012)
Foreign currency	Unrealized appreciation / depreciation on forward foreign currency contracts	Forward foreign currency contracts	$1,506,531	(659,066)
			$1,506,531	($685,078)
† Reflects cumulative appreciation/depreciation on futures as disclosed in Fund's investments. Only the year end variation margin is separately disclosed on the Statement of assets and liabilities.

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2017:

Statement of operations location - net realized gain (loss) on:
Risk	Futures contracts	Forward foreign currency contracts	Total
Foreign currency	—	$5,573,409	$5,573,409
Interest rate	$127,096	—	127,096
Total	$127,096	$5,573,409	$5,700,505

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2017:

Statement of operations location - change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts	Forward foreign currency contracts	Total
Foreign currency	—	($876,471)	($876,471)
Interest rate	($17,896)	—	(17,896)
Total	($17,896)	($876,471)	($894,367)

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Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Distributors, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a monthly management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.725% of the first $250 million of the fund's average daily net assets; (b) 0.700% of the next $500 million of the fund's average daily net assets, and (c) 0.675% of the fund's average daily net assets in excess of $750 million. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2017, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

Effective January 1, 2017, the Advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund, in an amount equal to the amount by which expenses of the fund exceed 0.78% of average net assets. For purposes of this agreement, "expenses of the fund" means all fund expenses, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, class-specific expenses, acquired fund fees and expenses paid indirectly, borrowing costs, prime brokerage fees, and short dividend expense. This agreement expires on December 31, 2017, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

Prior to January 1, 2017, the Advisor had contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceeded 0.00% of average net assets.

For the year ended August 31, 2017, the expense reductions described above amounted to the following:

Class	Expense reductions	Class	Expense reductions
Class A	$215	Class R4	$8
Class C	29	Class R6	65
Class I	779	Class NAV	51,824
Class R2	8	Total	$52,928

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2017 were equivalent to a net annual effective rate of 0.70% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       38

the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended August 31, 2017 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R2	0.25%	0.25%
Class C	1.00%	—	Class R4	0.25%	0.10%

The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on December 31, 2017, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $101 for Class R4 shares for the year ended August 31, 2017.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $6,844 for the year ended August 31, 2017. Of this amount, $866 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $5,978 was paid as sales commissions to broker-dealers.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2017, CDSCs received by the Distributor amounted to $131 for Class A shares. There were no CDSCs received by the Distributor for Class C shares.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended August 31, 2017 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$8,015	$3,202
Class C	3,511	414
Class I	—	10,428
Class R2	281	16
Class R4	254	15

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Class	Distribution and service fees	Transfer agent fees
Class R6	—	$78
Total	$12,061	$14,153

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest income (expense)
Borrower	$2,760,290	1	1.02%	($78)
Lender	$2,668,437	4	0.80%	$238

Note 6 — Fund share transactions

Transactions in fund shares for the years ended August 31, 2017 and 2016 were as follows:

		Year ended 8-31-17		Year ended 8-31-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	498,012	$4,776,889	145,928	$1,347,441
Distributions reinvested	15,228	143,703	8,477	75,787
Repurchased	(309,895)	(2,874,698)	(176,583)	(1,576,256)
Net increase (decrease)	203,345	$2,045,894	(22,178)	($153,028)
Class C shares
Sold	41,993	$398,708	10,387	$92,709
Distributions reinvested	1,597	15,207	1,030	9,140
Repurchased	(3,507)	(32,652)	(20,001)	(179,000)
Net increase (decrease)	40,083	$381,263	(8,584)	($77,151)
Class I shares
Sold	936,714	$8,982,527	703,124	$6,253,141
Distributions reinvested	56,711	538,727	39,401	353,482
Repurchased	(427,147)	(3,998,001)	(314,238)	(2,797,033)
Net increase	566,278	$5,523,253	428,287	$3,809,590
Class R2 shares
Sold	839	$8,020	—	—
Repurchased	(3)	(29)	—	—
Net increase	836	$7,991	—	—
Class R6 shares
Sold	31,809	$299,647	31,941	$304,715
Distributions reinvested	2,645	25,187	246	2,360
Repurchased	(13,109)	(125,391)	—	—
Net increase	21,345	$199,443	32,187	$307,075

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		Year ended 8-31-17		Year ended 8-31-16
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	26,809,325	$258,784,051	4,289,350	$38,275,121
Distributions reinvested	4,015,582	37,965,061	3,495,939	31,123,309
Repurchased	(8,892,099)	(84,335,662)	(11,536,076)	(102,378,941)
Net increase (decrease)	21,932,808	$212,413,450	(3,750,787)	($32,980,511)
Total net increase (decrease)	22,764,695	$220,571,294	(3,321,075)	($29,094,025)

There were no fund share transactions for Class R4 shares for the years ended August 31, 2017 and 2016.

Affiliates of the fund owned 3%, 93%, 100%, 100% and 100% of shares of Class I, Class R2, Class R4, Class R6 and Class NAV, respectively, on August 31, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $282,347,712 and $127,081,433, respectively, for the year ended August 31, 2017.

Note 8 — Emerging-market risk

Foreign investing especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Funds that invest a significant portion of assets in the securities of issuers based in countries with emerging market economies are subject to greater levels of foreign investment risk than funds investing primarily in more-developed foreign markets, since emerging-market securities may present other risks greater than, or in addition to, the risks of investing in developed foreign countries.

Note 9 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At August 31, 2017, funds within the John Hancock group of funds complex held 97.5% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	35.7%
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	22.7%
John Hancock Funds II Multimanager Lifestyle Moderate Portfolio	14.3%
John Hancock Funds II Multimanager Lifestyle Conservative Portfolio	11.9%

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Emerging Markets Debt Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Emerging Markets Debt Fund (the "Fund") as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 23, 2017

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2017.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2017 Form 1099-DIV in early 2018. This will reflect the tax character of all distributions paid in calendar year 2017.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for John Hancock Emerging Markets Debt Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 19-22, 2017 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 22-24, 2017.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 19-22, 2017, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as

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determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

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(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index for the one-year period, and underperformed its benchmark index for the three- and five-year periods ended December 31, 2016. The Board also noted that the fund outperformed its peer group average for the one-, three- and five-year periods ended December 31, 2016. The Board took into account management's discussion of the fund's performance, including favorable performance relative to its benchmark index for the one-year period and to the peer group for the one-, three- and five-year periods. The Board concluded that the fund's performance has outperformed the historical performance of comparable funds.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and total expenses are lower than the peer group median.

The Board took into account management's discussion with respect to overall management fee, the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
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(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor;
(k)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the mutual fund industry; and
(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
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(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

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The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has outperformed the historical performance of comparable funds;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	225
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2005	225
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	225
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	225
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2008	225
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2008	225
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	225
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2005	225

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2012	225
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2012	225
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	225

President and Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

James R. Boyle, Born: 1959	2015	225
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Warren A. Thomson, Born: 1955	2012	225
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

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Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 39 other John Hancock funds consisting of 29 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       53

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLC

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       54

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Emerging Markets Debt Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF399092	358A 8/17 10/17

John Hancock

U.S. Growth Fund

(formerly John Hancock U.S. Equity Fund)

Annual report 8/31/17

A message to shareholders

Dear shareholder,

Equity markets generally delivered solid gains over the past year, supported by rising economic activity, stronger corporate earnings, and low levels of inflation. With the U.S. bull market in its ninth year, investors in U.S. equities should expect more tempered returns going forward, given high valuations and tightening monetary policy. Indeed non-U.S. markets recently reversed a multi-year bout of underperformance and have begun to outpace those in the United States as growth strengthens around the world.

Advancing the interests of fund shareholders

One of our primary goals is to advance the interests of our fund shareholders wherever possible. To that end, we recently announced our third round of expense reductions this year, targeting six mutual funds and two closed-end funds that together represent more than $6.9 billion in assets under management. Details can be found at jhinvestments.com.

In addition, we recently learned that fund researcher Morningstar, Inc. formally recognized our shareholder friendly initiatives by upgrading our parent pillar rating—a key component of the Morningstar Analyst Rating system—to positive, the highest possible rating. Morningstar evaluates select funds and their parent firms based on intensive research, including on-site due diligence. They focused on such factors as whether our portfolio managers invest meaningfully in the funds they manage, the quality of our risk management, our corporate culture, and our commitment to recognizing shareholder interests—in other words, how effective we are as stewards of investor capital. We're proud to have been recognized by Morningstar for our efforts and we're committed to continue our work of furthering the interests of our shareholders.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee investment returns and does not eliminate risk of loss. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
U.S. Growth Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
15	Financial statements
18	Financial highlights
24	Notes to financial statements
32	Auditor's report
33	Tax information
34	Continuation of investment advisory and subadvisory agreements
40	Trustees and Officers
44	More information

ANNUAL REPORT   |   JOHN HANCOCK U.S. GROWTH FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks high total return primarily through capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/17 (%)

Class A shares (without sales charge)[1]
Russell 1000 Growth Index
Morningstar large blend fund category average
17.23
20.82
18.81
8.59
11.67
9.16
11.85
15.41
13.88
6.85
9.39
7.95
1 year
3 year
5 year
10 year

The Russell 1000 Growth Index is an unmanaged index composed of those securities in the Russell 1000 Index that have a higher-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

1	Class A shares were first offered on 10-31-11. The returns prior to this date are those of Class NAV shares that have been recalculated to reflect the gross fees and expenses of Class A shares.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK U.S. GROWTH FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Strong gains for stocks

The U.S. stock market enjoyed strong results, especially following the November 2016 elections, as investors anticipated growth-oriented policies out of Washington, D.C.

Relative underperformance

The fund produced a strong absolute gain but lagged the benchmark, the Russell 1000 Growth Index, due mostly to stock selection in the information technology, financials, and consumer staples sectors.

Positive performance factors

As a result of our bottom-up management approach, the fund benefited from an underweighting in the consumer staples sector and overweighting in information technology stocks.

SECTOR COMPOSITION AS OF 8/31/17 (%)

A note about risks

Large company stocks could fall out of favor. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Investing in real estate investment trusts subjects the fund to the risks associated with direct ownership of real estate, such as a decline in the value of real estate and general and local economic conditions. Derivatives transactions, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors, and investments focused in one sector may fluctuate more widely than investments diversified across sectors. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK U.S. GROWTH FUND       3

Discussion of fund performance

An interview with Portfolio Manager John A. Boselli, CFA, Wellington Management Company LLP

How did the fund perform during the 12 months ended August 31, 2017?

U.S. stocks were strong performers for the majority of the period. The market rally was especially pronounced in the weeks following the U.S. elections last November, as investors anticipated growth-oriented policies along with unified Republican control in Washington, D.C. Despite tepid economic growth data in the second quarter of 2017 and disappointing retail sales throughout the period, the U.S. economy remained on solid footing, led by favorable housing and employment data.

Against this backdrop, the fund's Class A shares gained 17.23%, excluding sales charges, a strong return in absolute terms but one that nevertheless trailed the 20.82% increase in the benchmark Russell 1000 Growth Index. The fund also underperformed its Morningstar peer group average during the reporting period.

What factors drove the fund's results compared with the benchmark?

For the full reporting period, the fund was hurt most by negative stock selection in the information technology, financials, and consumer staples sectors. On the positive side, the fund benefited from its underweighting in the weak-performing consumer staples sector and large overweighting in the strong-performing information technology sector. We would point out, however, that this sector positioning resulted from our bottom-up (stock-by-stock) investment strategy, rather than from a top-down effort to forecast which areas of the market might outperform.

Our team began managing the fund on September 29, 2016. Details on the changes that were made to the fund can be found later on in this communication.

Which stocks were among the biggest relative detractors?

The largest detractor on a relative basis was Apple, Inc., a maker of consumer electronics and personal computers. Not holding this rising stock for part of the period detracted from relative results in light of its very strong performance. In our view, Apple's next-generation iPhone should help accelerate growth at the company. Although Apple ranked less favorably in our stock-selection

ANNUAL REPORT   |   JOHN HANCOCK U.S. GROWTH FUND       4

"For the full reporting period, the fund was hurt most by negative stock selection in the information technology, financials, and consumer staples sectors."
criteria at the beginning of the period, beginning in April we began to view it more favorably and initiated a position.

Another detractor in the information technology sector was QUALCOMM, Inc., a maker of semiconductors for wireless communication applications. QUALCOMM shares fell sharply in early 2017, after news broke that the company's biggest customer was initiating a large patent lawsuit. We saw this as a threat to the company's royalty-based business model and sold the fund's stake soon after the news.

Elsewhere, weaker-than-expected financial results last October pushed down shares of Edwards Lifesciences Corp., which makes medical equipment for cardiac health. The company's shares fell sharply last October after the company reported weaker-than-expected financial results. Synchrony Financial, a consumer financial services company, experienced a sharp stock-price decline in April after the company announced it was planning for an increase in loan losses. We sold our stake in both companies, as we saw better opportunities elsewhere in our investment universe.

Which stocks contributed to the fund's relative performance?

The top individual contributor was Align Technology, Inc., a medical device company specializing in dental products. During the period, Align issued better-than-expected financial results. We see Align as a high-quality company with a strong management team and large addressable market that is largely untapped. As of period end, Align continued to rank well in our security-selection

TOP 10 HOLDINGS AS OF 8/31/17 (%)

Apple, Inc.	8.4
Microsoft Corp.	6.3
Alphabet, Inc., Class A	6.2
Facebook, Inc., Class A	4.9
Visa, Inc., Class A	3.3
UnitedHealth Group, Inc.	3.3
Mastercard, Inc., Class A	2.7
The Home Depot, Inc.	2.6
The Priceline Group, Inc.	2.3
Adobe Systems, Inc.	2.3
TOTAL	42.3
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK U.S. GROWTH FUND       5

"... information technology remains the portfolio's largest sector overweight, reflecting what we see as a strong combination of growth and valuation upside in our stock ranking process."
process, due to its strong financial performance, strong management team and competitive position in a largely untapped market.

Several other stocks were notable contributors to the fund's results. In information technology, video game developer Electronic Arts, Inc. performed very well, and a very strong earnings report in May helped lift the company's shares. Software company Adobe Systems, Inc. also generated strong earnings and produced healthy gains this period.

What changes were made to the fund's portfolio of investments?

Upon taking over the fund on September 29, 2016, various changes were made to bring the fund in line with our management strategy. To better reflect our approach, the fund's name was changed from John Hancock U.S. Equity Fund to John Hancock U.S. Growth Fund. Our approach emphasizes companies that, in our opinion, offer the highest combination of quality, growth, valuation upside, dividend yield and opportunity for buying back shares. We also emphasize companies with improving business fundamentals and that display positive revisions in earnings estimates.

Resulting from our bottom-up investment approach, this period we added substantially to information technology, where we saw various stocks that we found attractive. In addition, we added exposure to healthcare as pricing pressures have started to abate and earnings revisions have stabilized, while we de-emphasized the consumer discretionary and industrials groups, which did not provide the same level of opportunity, in our opinion.

We added exposure to financials, while eliminating the fund's small allocation to various sectors that, in our opinion, were not providing attractive potential: telecommunication services, materials, and utilities. We have avoided all three sectors since we began managing the fund.

How did you position the fund as of period end?

The macroeconomic indicators we follow continue to highlight a positive global economic backdrop. In the U.S., manufacturing activity is strong, with export orders rising and jobless claims and unemployment near record lows. Business and consumer confidence are high, while core inflation remains subdued. Although the U.S. Federal Reserve is expected to continue raising interest rates, financial conditions are supportive and banks are well capitalized.

ANNUAL REPORT   |   JOHN HANCOCK U.S. GROWTH FUND       6

In this environment, the fund continues to hold what we consider to be high-quality, attractively valued banks and insurance companies. Meanwhile, information technology remains the portfolio's largest sector overweight, reflecting what we see as a strong combination of growth and valuation upside in our stock ranking process. We are also seeing more opportunities among healthcare companies and, accordingly, have substantially increased the fund's position to an overweight in the sector.

MANAGED BY

John A. Boselli, CFA On the fund since 2016 Investing since 1996

The views expressed in this report are exclusively those of John A. Boselli, CFA, Wellington Management Company LLP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK U.S. GROWTH FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  AUGUST 31, 2017

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A1	11.36%	10.70%	6.31%	66.26%	84.41%
Class C1	15.55%	11.04%	6.10%	68.80%	80.71%
Class I1,2	17.55%	12.25%	7.28%	78.22%	101.99%
Class R6[1,2]	17.64%	12.22%	7.26%	77.99%	101.51%
Class 1[1,2]	17.74%	12.32%	7.36%	78.74%	103.41%
Class NAV[2]	18.04%	12.44%	7.44%	79.72%	104.97%
Index†	20.82%	15.41%	9.39%	104.72%	145.35%

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, Class 1, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), reflect those that were in effect for the time period covered by this report and may differ from those disclosed in the most recent published available prospectuses and the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R6	Class 1	Class NAV
Gross (%)	1.28	1.98	0.98	0.88	0.91	0.86
Net (%)	1.17	1.87	0.85	0.75	0.80	0.75

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Russell 1000 Growth Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK U.S. GROWTH FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock U.S. Growth Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Russell 1000 Growth Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C1,3	8-31-07	18,071	18,071	24,535
Class I1,2	8-31-07	20,199	20,199	24,535
Class R6[1,2]	8-31-07	20,151	20,151	24,535
Class 1[1,2]	8-31-07	20,341	20,341	24,535
Class NAV[2]	8-31-07	20,497	20,497	24,535

The Russell 1000 Growth Index is an unmanaged index is an unmanaged index composed of those securities in the Russell 1000 Index that have a higher-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values.

Footnotes related to performance pages

1	Class A and Class I shares were first offered on 10-31-11; Class C shares were first offered on 8-28-14; Class R6 shares were first offered on 11-8-16; Class 1 shares were first offered on 5-7-12. The returns prior to these dates are those of Class NAV shares that have been recalculated to reflect the gross fees and expenses of Class A, Class I, Class C, Class R6, and Class 1 shares, as applicable.
2	For certain types of investors, as described in the fund's prospectuses.
3	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK U.S. GROWTH FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on March 1, 2017, with the same investment held until August 31, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2017, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on March 1, 2017, with the same investment held until August 31, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK U.S. GROWTH FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2017	Ending value on 8-31-2017	Expenses paid during period ended 8-31-2017[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,114.80	$6.18	1.16%
	Hypothetical example for comparison purposes	1,000.00	1,019.40	5.90	1.16%
Class C	Actual expenses/actual returns	1,000.00	1,112.10	9.90	1.86%
	Hypothetical example for comparison purposes	1,000.00	1,015.80	9.45	1.86%
Class I	Actual expenses/actual returns	1,000.00	1,116.40	4.69	0.88%
	Hypothetical example for comparison purposes	1,000.00	1,020.80	4.48	0.88%
Class R6	Actual expenses/actual returns	1,000.00	1,117.70	3.95	0.74%
	Hypothetical example for comparison purposes	1,000.00	1,021.50	3.77	0.74%
Class 1	Actual expenses/actual returns	1,000.00	1,117.70	4.22	0.79%
	Hypothetical example for comparison purposes	1,000.00	1,021.20	4.02	0.79%
Class NAV	Actual expenses/actual returns	1,000.00	1,121.10	3.96	0.74%
	Hypothetical example for comparison purposes	1,000.00	1,021.50	3.77	0.74%

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK U.S. GROWTH FUND       11

Fund’s investments
AS OF 8-31-17
	Shares	Value
Common stocks 99.3%		$110,789,160
(Cost $90,810,199)
Consumer discretionary 10.6%		11,851,873
Hotels, restaurants and leisure 1.3%
Wyndham Worldwide Corp.	14,211	1,416,552
Household durables 1.4%
NVR, Inc. (A)	591	1,608,022
Internet and direct marketing retail 4.1%
Netflix, Inc. (A)	11,196	1,956,053
The Priceline Group, Inc. (A)	1,403	2,598,468
Specialty retail 3.8%
Ross Stores, Inc.	23,661	1,382,985
The Home Depot, Inc.	19,282	2,889,793
Consumer staples 3.3%		3,680,831
Beverages 1.7%
Constellation Brands, Inc., Class A	9,293	1,859,529
Tobacco 1.6%
Philip Morris International, Inc.	15,576	1,821,302
Financials 10.8%		12,002,804
Banks 2.0%
Bank of America Corp.	45,024	1,075,623
The PNC Financial Services Group, Inc.	9,010	1,129,944
Capital markets 3.0%
Intercontinental Exchange, Inc.	26,982	1,744,926
TD Ameritrade Holding Corp.	36,890	1,598,075
Consumer finance 1.3%
American Express Company	16,241	1,398,350
Insurance 4.5%
Aon PLC	10,315	1,435,435
Assured Guaranty, Ltd.	30,390	1,292,791
Willis Towers Watson PLC	8,790	1,305,051
XL Group, Ltd.	24,966	1,022,609
Health care 19.4%		21,688,020
Biotechnology 1.9%
Celgene Corp. (A)	15,681	2,178,561
Health care equipment and supplies 8.6%
Abbott Laboratories	25,769	1,312,673
Align Technology, Inc. (A)	11,032	1,949,796
Baxter International, Inc.	19,489	1,209,098
Boston Scientific Corp. (A)	80,838	2,227,087
Hologic, Inc. (A)	31,470	1,214,742
12	JOHN HANCOCK U.S. Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Health care (continued)
Health care equipment and supplies (continued)
Stryker Corp.	11,909	$1,683,575
Health care providers and services 6.1%
Aetna, Inc.	9,175	1,446,898
Cigna Corp.	9,255	1,684,965
UnitedHealth Group, Inc.	18,294	3,638,677
Life sciences tools and services 1.3%
Thermo Fisher Scientific, Inc.	7,731	1,446,779
Pharmaceuticals 1.5%
Allergan PLC	7,387	1,695,169
Industrials 5.5%		6,089,271
Aerospace and defense 1.7%
Lockheed Martin Corp.	6,150	1,878,149
Machinery 1.1%
Allison Transmission Holdings, Inc.	33,423	1,160,781
Professional services 2.7%
IHS Markit, Ltd. (A)	39,617	1,855,660
TransUnion (A)	24,962	1,194,681
Information technology 47.8%		53,373,903
Internet software and services 12.7%
Alphabet, Inc., Class A (A)	7,278	6,952,237
eBay, Inc. (A)	48,848	1,764,878
Facebook, Inc., Class A (A)	32,103	5,520,753
IT services 10.8%
Global Payments, Inc.	21,349	2,038,616
Mastercard, Inc., Class A	22,631	3,016,712
PayPal Holdings, Inc. (A)	31,197	1,924,231
Total System Services, Inc.	20,090	1,388,621
Visa, Inc., Class A	35,354	3,659,846
Semiconductors and semiconductor equipment 2.7%
Analog Devices, Inc.	16,623	1,390,846
Applied Materials, Inc.	35,192	1,587,863
Software 13.2%
Adobe Systems, Inc. (A)	16,573	2,571,467
Electronic Arts, Inc. (A)	18,664	2,267,676
Intuit, Inc.	11,797	1,668,686
Microsoft Corp.	94,729	7,082,887
SS&C Technologies Holdings, Inc.	30,121	1,165,984
Technology hardware, storage and peripherals 8.4%
Apple, Inc.	57,150	9,372,600
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK U.S. Growth Fund	13

	Shares	Value
Real estate 1.9%		$2,102,458
Equity real estate investment trusts 1.9%
American Tower Corp.	14,201	2,102,458

	Yield (%)	Shares	Value
Short-term investments 1.1%			$1,259,538
(Cost $1,259,538)
Money market funds 1.1%			1,259,538
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.9295(B)	1,259,538	1,259,538

Total investments (Cost $92,069,737) 100.4%	$112,048,698
Other assets and liabilities, net (0.4%)	(477,331)
Total net assets 100.0%	$111,571,367

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 8-31-17.
At 8-31-17, the aggregate cost of investments for federal income tax purposes was $92,666,767. Net unrealized appreciation aggregated to $19,381,931, of which $19,782,078 related to gross unrealized appreciation and $400,147 related to gross unrealized depreciation.
14	JOHN HANCOCK U.S. Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 8-31-17

Assets
Investments, at value (Cost $92,069,737)	$112,048,698
Receivable for investments sold	426,086
Receivable for fund shares sold	182,341
Dividends and interest receivable	98,303
Receivable due from advisor	3,611
Other receivables and prepaid expenses	26,711
Total assets	112,785,750
Liabilities
Payable for investments purchased	935,335
Payable for fund shares repurchased	235,204
Payable to affiliates
Accounting and legal services fees	2,693
Transfer agent fees	5,498
Trustees' fees	149
Other liabilities and accrued expenses	35,504
Total liabilities	1,214,383
Net assets	$111,571,367
Net assets consist of
Paid-in capital	$87,881,515
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	3,711,198
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	19,978,654
Net assets	$111,571,367

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($48,016,607 ÷ 4,893,847 shares)[1]	$9.81
Class C ($1,059,468 ÷ 107,935 shares)[1]	$9.82
Class I ($7,615,667 ÷ 778,533 shares)	$9.78
Class R6 ($1,180,507 ÷ 120,711 shares)	$9.78
Class 1 ($45,203,547 ÷ 4,622,320 shares)	$9.78
Class NAV ($8,495,571 ÷ 865,929 shares)	$9.81
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$10.33

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK U.S. GROWTH FUND       15

STATEMENT OF OPERATIONS  For the year ended 8-31-17

Investment income
Dividends	$2,137,062
Interest	7,644
Securities lending	650
Total investment income	2,145,356
Expenses
Investment management fees	1,178,626
Distribution and service fees	162,476
Accounting and legal services fees	24,895
Transfer agent fees	67,618
Trustees' fees	12,364
State registration fees	69,127
Printing and postage	54,500
Professional fees	162,483
Custodian fees	20,418
Other	19,137
Total expenses	1,771,644
Less expense reductions	(298,746)
Net expenses	1,472,898
Net investment income	672,458
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	54,124,915
Affiliated investments	400
Redemption in kind	74,333,342
Futures contracts	415,762
128,874,419
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(114,223,068)
Affiliated investments	(336)
Futures contracts	(466,566)
(114,689,970)
Net realized and unrealized gain	14,184,449
Increase in net assets from operations	$14,856,907

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK U.S. GROWTH FUND       16

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-17	Year ended 8-31-16
Increase (decrease) in net assets
From operations
Net investment income	$672,458	$14,389,380
Net realized gain	128,874,419	174,795,239
Change in net unrealized appreciation (depreciation)	(114,689,970)	(71,530,814)
Increase in net assets resulting from operations	14,856,907	117,653,805
Distributions to shareholders
From net investment income
Class A	(693,150)	(715,913)
Class C	(8,891)	(3,549)
Class I	(427,093)	(1,334,153)
Class R6	(1,015)	—
Class 1	(898,448)	(1,049,726)
Class NAV	(8,397,952)	(18,707,856)
From net realized gain
Class A	(9,017,280)	(6,256,868)
Class C	(187,868)	(52,975)
Class I	(5,084,064)	(9,634,258)
Class R6	(8,813)	—
Class 1	(9,708,717)	(7,432,811)
Class NAV	(102,290,677)	(129,317,748)
Total distributions	(136,723,968)	(174,505,857)
From fund share transactions	(757,921,940)	(49,057,030)
Total decrease	(879,789,001)	(105,909,082)
Net assets
Beginning of year	991,360,368	1,097,269,450
End of year	$111,571,367	$991,360,368
Undistributed net investment income	—	$9,728,078

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK U.S. GROWTH FUND       17

Financial highlights

Class A Shares Period ended	8-31-17	8-31-16	8-31-15	8-31-14	8-31-13
Per share operating performance
Net asset value, beginning of period	$10.62	$11.34	$13.82	$13.02	$11.56
Net investment income (loss)[1]	(0.01)	0.11	0.17	0.11	0.13
Net realized and unrealized gain (loss) on investments	1.44	1.10	(0.33)	2.35	1.45
Total from investment operations	1.43	1.21	(0.16)	2.46	1.58
Less distributions
From net investment income	(0.16)	(0.20)	(0.10)	(0.20)	(0.12)
From net realized gain	(2.08)	(1.73)	(2.22)	(1.46)	—
Total distributions	(2.24)	(1.93)	(2.32)	(1.66)	(0.12)
Net asset value, end of period	$9.81	$10.62	$11.34	$13.82	$13.02
Total return (%)[2,3]	17.23	11.60	(2.12)	20.07	13.84
Ratios and supplemental data
Net assets, end of period (in millions)	$48	$44	$43	$52	$36
Ratios (as a percentage of average net assets):
Expenses before reductions	1.44	1.23	1.24	1.29	1.35
Expenses including reductions	1.17	1.22	1.23	1.28	1.35
Net investment income (loss)	(0.12)	1.02	1.35	0.85	1.03
Portfolio turnover (%)	112	85	60	52	42

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Does not reflect the effect of sales charges, if any.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK U.S. GROWTH FUND       18

Class C Shares Period ended	8-31-17	8-31-16	8-31-15	8-31-14[1]
Per share operating performance
Net asset value, beginning of period	$10.62	$11.34	$13.81	$13.81
Net investment income (loss)[2]	(0.07)	0.04	0.10	—	[3]
Net realized and unrealized gain (loss) on investments	1.44	1.09	(0.35)	—	[3]
Total from investment operations	1.37	1.13	(0.25)	—	[3]
Less distributions
From net investment income	(0.09)	(0.12)	—	—
From net realized gain	(2.08)	(1.73)	(2.22)	—
Total distributions	(2.17)	(1.85)	(2.22)	—
Net asset value, end of period	$9.82	$10.62	$11.34	$13.81
Total return (%)[4,5]	16.47	10.75	(2.82)	—	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	— [7]	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.14	1.93	3.87	17.05	[8]
Expenses including reductions	1.86	1.92	2.05	2.05	[8]
Net investment income (loss)	(0.82)	0.39	0.78	0.46	[8]
Portfolio turnover (%)	112	85	60	52	[9]

1	The inception date for Class C shares is 8-28-14.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Does not reflect the effect of sales charges, if any.
6	Not annualized.
7	Less than $500,000.
8	Annualized.
9	The portfolio turnover is shown for the period from 9-1-13 to 8-31-14.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK U.S. GROWTH FUND       19

Class I Shares Period ended	8-31-17	8-31-16	8-31-15	8-31-14	8-31-13
Per share operating performance
Net asset value, beginning of period	$10.60	$11.33	$13.81	$13.02	$11.56
Net investment income[1]	0.03	0.14	0.21	0.16	0.18
Net realized and unrealized gain (loss) on investments	1.42	1.10	(0.32)	2.35	1.46
Total from investment operations	1.45	1.24	(0.11)	2.51	1.64
Less distributions
From net investment income	(0.19)	(0.24)	(0.15)	(0.26)	(0.18)
From net realized gain	(2.08)	(1.73)	(2.22)	(1.46)	—
Total distributions	(2.27)	(1.97)	(2.37)	(1.72)	(0.18)
Net asset value, end of period	$9.78	$10.60	$11.33	$13.81	$13.02
Total return (%)[2]	17.55	11.95	(1.74)	20.53	14.35
Ratios and supplemental data
Net assets, end of period (in millions)	$8	$61	$89	$120	$88
Ratios (as a percentage of average net assets):
Expenses before reductions	1.10	0.91	0.92	0.96	0.92
Expenses including reductions	0.85	0.89	0.89	0.89	0.89
Net investment income	0.31	1.34	1.71	1.24	1.48
Portfolio turnover (%)	112	85	60	52	42

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK U.S. GROWTH FUND       20

Class R6 Shares Period ended	8-31-17[1]
Per share operating performance
Net asset value, beginning of period	$8.96
Net investment income[2]	0.02
Net realized and unrealized gain on investments	1.68
Total from investment operations	1.70
Less distributions
From net investment income	(0.09)
From net realized gain	(0.79)
Total distributions	(0.88)
Net asset value, end of period	$9.78
Total return (%)[3]	20.86	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.03	[5]
Expenses including reductions	0.74	[5]
Net investment income	0.22	[5]
Portfolio turnover (%)	112	[6]

1	The inception date for Class R6 shares is 11-8-16.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.
6	The portfolio turnover is shown for the period from 9-1-16 to 8-31-17.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK U.S. GROWTH FUND       21

Class 1 Shares Period ended	8-31-17	8-31-16	8-31-15	8-31-14	8-31-13
Per share operating performance
Net asset value, beginning of period	$10.59	$11.33	$13.81	$13.02	$11.56
Net investment income[1]	0.02	0.15	0.22	0.17	0.19
Net realized and unrealized gain (loss) on investments	1.44	1.08	(0.32)	2.35	1.45
Total from investment operations	1.46	1.23	(0.10)	2.52	1.64
Less distributions
From net investment income	(0.19)	(0.24)	(0.16)	(0.27)	(0.18)
From net realized gain	(2.08)	(1.73)	(2.22)	(1.46)	—
Total distributions	(2.27)	(1.97)	(2.38)	(1.73)	(0.18)
Net asset value, end of period	$9.78	$10.59	$11.33	$13.81	$13.02
Total return (%)[2]	17.74	11.90	(1.68)	20.60	14.41
Ratios and supplemental data
Net assets, end of period (in millions)	$45	$49	$51	$58	$54
Ratios (as a percentage of average net assets):
Expenses before reductions	1.07	0.85	0.84	0.84	0.83
Expenses including reductions	0.80	0.85	0.84	0.83	0.83
Net investment income	0.26	1.39	1.78	1.29	1.54
Portfolio turnover (%)	112	85	60	52	42

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK U.S. GROWTH FUND       22

Class NAV Shares Period ended	8-31-17	8-31-16	8-31-15	8-31-14	8-31-13
Per share operating performance
Net asset value, beginning of period	$10.60	$11.33	$13.81	$13.03	$11.56
Net investment income[1]	0.10	0.15	0.23	0.18	0.20
Net realized and unrealized gain (loss) on investments	1.39	1.10	(0.32)	2.33	1.46
Total from investment operations	1.49	1.25	(0.09)	2.51	1.66
Less distributions
From net investment income	(0.20)	(0.25)	(0.17)	(0.27)	(0.19)
From net realized gain	(2.08)	(1.73)	(2.22)	(1.46)	—
Total distributions	(2.28)	(1.98)	(2.39)	(1.73)	(0.19)
Net asset value, end of period	$9.81	$10.60	$11.33	$13.81	$13.03
Total return (%)[2]	18.04	12.06	(1.63)	20.56	14.55
Ratios and supplemental data
Net assets, end of period (in millions)	$8	$837	$914	$1,005	$939
Ratios (as a percentage of average net assets):
Expenses before reductions	0.83	0.80	0.79	0.79	0.78
Expenses including reductions	0.79	0.80	0.79	0.78	0.78
Net investment income	0.96	1.45	1.82	1.34	1.60
Portfolio turnover (%)	112	85	60	52	42

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK U.S. GROWTH FUND       23

Notes to financial statements

Note 1 — Organization

John Hancock U.S. Growth Fund (formerly John Hancock U.S. Equity Fund) (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek high total return primarily through capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered by the fund are detailed in the Statement of assets and liabilities. Class A and Class C are open to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation (MFC). Class NAV shares are offered to affiliated John Hancock funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange or principal market where the security typically trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective net asset values each business day.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

ANNUAL REPORT   |   JOHN HANCOCK U.S. GROWTH FUND       24

As of August 31, 2017, all investments are categorized as Level 1 under the hierarchy described above.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in John Hancock Collateral Trust (JHCT), an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

As of August 31, 2017, the fund did not have any securities on loan.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 29, 2017, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the need of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 29, 2017, the fund had a similar agreement that enabled it to participate in a $1 billion unsecured committed line of credit. For the year ended August 31, 2017, the fund had no borrowings under either line of credit. Commitment fees for the year ended August 31, 2017 were $3,343.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net

ANNUAL REPORT   |   JOHN HANCOCK U.S. GROWTH FUND       25

assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of August 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

The tax character of distributions for the years ended August 31, 2017 and 2016 were as follows:

	August 31, 2017	August 31, 2016
Ordinary income	$19,612,605	$22,856,440
Long-term capital gain	117,111,363	151,649,417
Total	$136,723,968	$174,505,857

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2017, the components of distributable earnings on a tax basis consisted of $2,451,613 of undistributed ordinary income and $1,856,615 of undistibuted long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals, redemptions in kind, real estate investment trusts, and treating a portion of the proceeds from redemptions as distributions for tax purposes.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter market (OTC), on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Futures are traded or cleared on an exchange or central clearinghouse. Exchange-traded or cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and

ANNUAL REPORT   |   JOHN HANCOCK U.S. GROWTH FUND       26

the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Margin requirements for exchange-traded derivatives are set by the broker or applicable clearinghouse.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended August 31, 2017, the fund used futures contracts to gain exposure to certain U.S securities markets. The fund held futures contracts with notional values ranging up to approximately $10.4 million, as measured at each quarter end. There were no open futures contracts as of August 31, 2017.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2017:

Statement of operations location - net realized gain (loss) on:
Risk	Futures contracts
Equity	$415,762

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2017:

Statement of operations location - change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts
Equity	($466,566)

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of MFC.

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis equal to the sum of: a) 0.700% of the first $500 million

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average net assets; and b) 0.650% of the fund's average net assets in excess of $500 million. Prior to September 29, 2016, the fund had an investment management agreement with the Advisor under which the fund paid a daily management fee to the Advisor equivalent, on an annual basis equal to the sum of: a) 0.780% of the first $500 million aggregate net assets; b) 0.760% of the aggregate net assets between $500 million and $1 billion; c) 0.740% of the fund's aggregate net assets between $1 billion and $2 billion; and d) 0.720% of the fund's aggregate net assets in excess of $2 billion. Aggregate net assets generally include the net assets of the fund and other funds identified in the advisory agreement. The Advisor has a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of the subadvisory fees. Effective September 29, 2016, Wellington Management Company LLP replaced Grantham, Mayo, Van Otterloo & Co. LLC as the fund's subadvisor.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2017, this waiver amounted to 0.01% (on an annualized basis) of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

Effective September 29, 2016, the Advisor has contractually agreed to waive fees and/or reimburse certain fund expenses excluding taxes, Rule 12b-1 fees, service fees, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, short dividend expense and acquired fund fees. The fee waivers and/or reimbursements are such that these expenses will not exceed 0.74% for the fund. The fee waivers and/or reimbursements will continue in effect until December 31, 2018, unless renewed by mutual agreement of the fund and the Advisor based upon determination that this is appropriate under the circumstances at the time.

Effective November 9, 2016, the Advisor has contractually agreed to waive fees and/or reimburse certain fund expenses excluding taxes, class specific expenses, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, short dividend expense and acquired fund fees. The fee waivers and/or reimbursements are such that these expenses will not exceed 0.00% for Class R6 shares. The fee waivers and/or reimbursements will continue in effect until December 31, 2017, unless renewed by mutual agreement of the fund and the Advisor based upon determination that this is appropriate under the circumstances at the time.

Effective September 29, 2016, the Advisor has contractually agreed to waive fees and/or reimburse certain fund expenses excluding taxes, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, short dividend expense and acquired fund fees. The fee waivers and/or reimbursements are such that these expenses will not exceed 0.84% for Class I shares. The fee waivers and/or reimbursements will continue in effect until December 31, 2017, unless renewed by mutual agreement of the fund and the Advisor based upon determination that this is appropriate under the circumstances at the time. Prior to September 29, 2016, the fee waivers and/or reimbursements were such that expenses would not exceed 0.89% for Class I shares.

Additionally, the Advisor has voluntarily agreed to reduce a portion of its management fee or make payments to the fund if certain expenses of the fund exceed 0.20% of average net assets. Expenses excluded from this waiver include taxes, brokerage commissions, interest expense, litigation and indemnification expenses, and other extraordinary expenses not incurred in the ordinary course of the fund's business, advisory fees, class specific fees, short dividend expense, and acquired fund fees.

For the year ended August 31, 2017, the expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$117,599	Class 1	$120,408
Class C	2,703	Class NAV	23,489
Class I	32,365	Total	$298,746
Class R6	2,182

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Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2017 were equivalent to a net annual effective rate of 0.54% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended August 31, 2017, amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, and Class 1 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee
Class A	0.30%
Class C	1.00%
Class 1	0.05%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $39,717 for the year ended August 31, 2017. Of this amount, $6,889 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $31,123 was paid as sales commissions to broker-dealers and $1,705 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2017, CDSCs received by the Distributor amounted to $261 for Class C shares.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended August 31, 2017 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$130,123	$51,816
Class C	9,945	1,187

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Class	Distribution and service fees	Transfer agent fees
Class I	—	$14,508
Class R6	—	107
Class 1	$22,408	—
Total	$162,476	$67,618

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest income (expense)
Borrower	$12,826,878	2	0.715%	($510)
Lender	$1,054,110	3	0.880%	$77

Note 6 — Fund share transactions

Transactions in fund shares for the years ended August 31, 2017 and 2016 were as follows:

		Year ended 8-31-17		Year ended 8-31-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	1,682,729	$15,408,265	1,058,454	$10,916,495
Distributions reinvested	1,081,796	9,516,306	676,086	6,794,662
Repurchased	(1,990,483)	(17,859,218)	(1,396,820)	(14,600,250)
Net increase	774,042	$7,065,353	337,720	$3,110,907
Class C shares
Sold	45,006	$407,196	54,935	$567,062
Distributions reinvested	22,122	195,114	5,596	56,524
Repurchased	(39,868)	(360,041)	(8,880)	(88,861)
Net increase	27,260	$242,269	51,651	$534,725
Class I shares
Sold	709,305	$6,291,125	1,725,288	$17,080,585
Distributions reinvested	612,821	5,486,900	1,053,870	10,549,242
Repurchased	(6,261,042)	(60,677,385)	(4,936,174)	(54,137,151)
Net decrease	(4,938,916)	($48,899,360)	(2,157,016)	($26,507,324)
Class R6 shares[1]
Sold	131,873	$1,102,220	—	—
Repurchased	(11,162)	(103,919)	—	—
Net increase	120,711	$998,301	—	—

ANNUAL REPORT   |   JOHN HANCOCK U.S. GROWTH FUND       30

		Year ended 8-31-17		Year ended 8-31-16
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	616,972	$5,556,230	472,853	$4,999,498
Distributions reinvested	1,208,434	10,607,165	848,254	8,482,537
Repurchased	(1,824,070)	(16,539,405)	(1,197,763)	(12,462,956)
Net increase (decrease)	1,336	($376,010)	123,344	$1,019,079
Class NAV shares
Sold	332,366	$3,039,831	448,128	$4,826,443
Distributions reinvested	12,052,302	110,688,629	14,802,560	148,025,604
Repurchased	(90,536,084)	(830,680,953)	(16,897,940)	(180,066,464)
Net decrease	(78,151,416)	($716,952,493)	(1,647,252)	($27,214,417)
Total net decrease	(82,166,983)	($757,921,940)	(3,291,553)	($49,057,030)

1 The inception date for Class R6 shares is 11-8-16.

Affiliates of the fund owned 100% of shares of Class 1 and Class NAV on August 31, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

On September 23, 2016, there was a redemption in kind from Class NAV of $696,345,107, which represented approximately 73% of the fund on that date. For purposes of US GAAP, this transaction was treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized. Net realized gain resulting from such redemption in kind is shown on the Statements of operations.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments and redemptions in kind, amounted to $196,059,123 and $381,249,218, respectively, for the year ended August 31, 2017.

Note 8 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock U.S. Growth Fund (formerly known as John Hancock U.S. Equity Fund):

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock U.S. Growth Fund (formerly known as the John Hancock U.S. Equity Fund) (the "Fund") as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 23, 2017

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2017.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $147,487,989 in capital gain dividends.

Eligible shareholders will be mailed a 2017 Form 1099-DIV in early 2018. This will reflect the tax character of all distributions paid in calendar year 2017.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Grantham, Mayo, Van Otterloo & Co. LLC (the Subadvisor), for John Hancock U.S. Growth Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 19-22, 2017 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 22-24, 2017.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 19-22, 2017, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be

ANNUAL REPORT   |   JOHN HANCOCK U.S. GROWTH FUND       34

based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

ANNUAL REPORT   |   JOHN HANCOCK U.S. GROWTH FUND       35

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index for the one-, three- and five-year periods ended December 31, 2016. The Board also noted that the fund outperformed its peer group average for the one-year period, and underperformed its peer group average for the three- and five-year periods ended December 31, 2016. The Board took into account management's discussion of the fund's performance, including differences in the fund's investment strategies relative to the peer group. The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate. The Board also noted that a new Subadvisor was appointed in September 2016, and that the fund has outperformed its peer group for the one-year period.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses, including action that will further reduce expenses. The Board also took into account management's discussion with respect to the overall management fee, the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
ANNUAL REPORT   |   JOHN HANCOCK U.S. GROWTH FUND       36

(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length;
(j)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the mutual fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; andthe Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.
ANNUAL REPORT   |   JOHN HANCOCK U.S. GROWTH FUND       37

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also

ANNUAL REPORT   |   JOHN HANCOCK U.S. GROWTH FUND       38

received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the Subadvisor assumed portfolio management responsibilities in September 2016;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

ANNUAL REPORT   |   JOHN HANCOCK U.S. GROWTH FUND       39

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	225
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2005	225
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	225
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	225
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2008	225
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK U.S. GROWTH FUND       40

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2008	225
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	225
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2005	225

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2012	225
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK U.S. GROWTH FUND       41

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2012	225
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	225

President and Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

James R. Boyle, Born: 1959	2015	225
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Warren A. Thomson, Born: 1955	2012	225
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK U.S. GROWTH FUND       42

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 39 other John Hancock funds consisting of 29 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK U.S. GROWTH FUND       43

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Wellington Management Company, LLP

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK U.S. GROWTH FUND       44

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock U.S. Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF399109	390A 8/17 10/17

John Hancock

International Small Company Fund

Annual report 8/31/17

A message to shareholders

Dear shareholder,

Global equity markets generally delivered solid gains, supported by rising economic activity, stronger corporate earnings, and low levels of inflation. Monetary policy remains accommodative in many parts of the world as central banks strive to help nurture the economic growth that has begun to materialize. Non-U.S. markets recently reversed a multi-year bout of underperformance and have begun to outpace those in the United States as growth strengthens around the world, particularly during the last six months.

Advancing the interests of fund shareholders

One of our primary goals is to advance the interests of our fund shareholders wherever possible. To that end, we recently announced our third round of expense reductions this year, targeting six mutual funds and two closed-end funds that together represent more than $6.9 billion in assets under management. Details can be found at jhinvestments.com.

In addition, we recently learned that fund researcher Morningstar, Inc. formally recognized our shareholder friendly initiatives by upgrading our parent pillar rating—a key component of the Morningstar Analyst Rating system—to positive, the highest possible rating. Morningstar evaluates select funds and their parent firms based on intensive research, including on-site due diligence. They focused on such factors as whether our portfolio managers invest meaningfully in the funds they manage, the quality of our risk management, our corporate culture, and our commitment to recognizing shareholder interests—in other words, how effective we are as stewards of investor capital. We're proud to have been recognized by Morningstar for our efforts and we're committed to continue our work of furthering the interests of our shareholders.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee investment returns and does not eliminate risk of loss. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
International Small Company Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
16	Financial statements
20	Financial highlights
25	Notes to financial statements
33	Auditor's report
34	Tax information
35	Continuation of investment advisory and subadvisory agreements
41	Trustees and Officers
45	More information

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/17 (%)

Class A shares (without sales charge)[1]
MSCI World ex-USA Small Cap Index
MSCI EAFE Small Cap Index
Morningstar foreign small/mid blend fund category average
21.56
20.98
22.44
22.16
6.06
6.77
8.45
6.16
11.59
12.00
13.62
11.36
3.27
4.39
4.81
4.07
1 year
3 year
5 year
10 year

The MSCI World ex-USA Small Cap Index (gross of foreign withholding taxes on dividends) is an equity index that captures small cap representation across developed markets countries, excluding the United States.

The MSCI EAFE Small Cap Index (Europe, Australasia, Far East) (gross of foreign withholding taxes on dividends) is an unmanaged index that is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, and targets 40% of the eligible small-cap universe in each industry group of each country represented by the MSCI EAFE Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

1	Class A shares were first offered on 6-27-13. The returns prior to this date are that of Class NAV shares that have been recalculated to reflect gross fees and expenses of Class A shares.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

International small-cap stocks posted solid gains

International small-cap equities generally posted positive returns along with other world markets.

The fund's relative performance was aided by a lesser weight in REITs

The fund's relatively low exposure to international REITs was a significant contributor to performance relative to the benchmark, as they generally underperformed.

The fund's emphasis on higher profitability companies aided relative results

The fund's emphasis on securities of companies with higher profitability contributed to relative performance.

SECTOR COMPOSITION AS OF 8/31/17 (%)

A note about risks

Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. The stock prices of midsize and small companies can change more frequently and dramatically than those of large companies. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Derivatives transactions, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors, and investments focused in one sector may fluctuate more widely than investments diversified across sectors. Please see the fund's prospectuses for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       3

Discussion of fund performance

An interview with Portfolio Manager Joseph H. Chi, CFA, Dimensional Fund Advisors LP

Joseph H. Chi, CFA
Portfolio Manager
Dimensional Fund Advisors LP

Most international small-cap equities posted solid gains for the 12-month period ended August 31, 2017. Can you describe the market environment for the fund's benchmark, the MSCI World ex-USA Small Cap Index?

The benchmark maintained generally positive momentum through most of the period, except for a market decline in October and early November 2016 and a flat stretch during the latter portion of the spring of 2017. Non-U.S. developed-market equities generally outperformed U.S. equities but trailed emerging-market equities. Within non-U.S. developed markets, small-cap stocks, as represented by the benchmark, modestly outperformed large caps, as represented by the MSCI World ex-USA Index.

At the sector level, the strongest performers in the index were information technology, industrials, and utilities. Conversely, the energy and real estate sectors posted the weakest results overall. As for the two largest countries included in the benchmark, Japanese equities outperformed, while stocks from the United Kingdom underperformed.

Overall, currency movements had a positive impact on U.S. dollar-denominated investment returns of non-U.S. developed-market stocks. The U.S. dollar depreciated against most developed-market currencies during the period, most notably, the euro.

Did this environment affect the portfolio team's management of the fund?

We continued to pursue a disciplined approach to identify securities for purchase or sale in the fund. Due to our diversified investment approach, the performance of the fund's portfolio of more than 3,000 equity holdings is determined principally by broad trends in non-U.S. developed markets

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       4

rather than by the behavior of a limited group of securities in a particular country. Within small-cap non-U.S. developed-market equities, the fund is designed to be broadly diversified across countries, sectors, and companies. Additionally, we place greater emphasis on securities of companies with higher profitability, while generally excluding securities with the lowest profitability and highest relative price.

The fund outperformed its benchmark for the period. At the sector level, what factor had the most significant impact on this result?

The fund generally excludes international real estate investment trusts (REITs), although real estate is one of the sectors in the benchmark. The fund's considerably lower REITs exposure had a significantly positive impact on relative performance for the period, particularly in Japan, as REITs underperformed.

In the materials, healthcare, and financials sectors, differences between the fund's holdings and the benchmark's composition also had a positive impact on relative performance. Conversely, holdings differences had a negative impact in consumer staples.

How did the fund's investment approach relating to companies' profitability levels affect performance versus the benchmark?

The fund's greater emphasis on securities of companies with higher profitability contributed to

TOP 10 COUNTRIES AS OF 8/31/17 (%)

Japan	23.5
United Kingdom	14.9
Canada	8.5
Australia	6.2
Germany	6.1
France	5.2
Switzerland	4.6
Italy	4.2
Sweden	3.0
Hong Kong	2.9
TOTAL	79.1
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       5

"The fund's considerably lower REITs exposure had a significantly positive impact on relative performance for the period, particularly in Japan ..."
relative performance, as more profitable companies generally outperformed less profitable companies during the period.

At the market capitalization level, were there any significant performance differences versus the benchmark?

Differences in the fund's weightings at various market cap levels are often a significant driver of performance relative to the benchmark during a given period. However, during this period, these differences had relatively little impact overall.

How did the fund's country weights and holdings differences in countries affect relative performance?

In Japan, the largest country in the benchmark by weight, differences between the fund's holdings and the benchmark's composition contributed significantly to relative performance. This positive impact was attributed in part to the fund's general exclusion of REITs in Japan, as these stocks generally underperformed.

The fund also outperformed in Canada, Hong Kong, Australia, and Sweden, primarily as a result of

TOP 10 HOLDINGS AS OF 8/31/17 (%)

Ubisoft Entertainment SA	0.3
LEG Immobilien AG	0.3
DS Smith PLC	0.3
Rubis SCA	0.3
OSRAM Licht AG	0.3
Bellway PLC	0.2
Umicore SA	0.2
LANXESS AG	0.2
Halma PLC	0.2
RPC Group PLC	0.2
TOTAL	2.5
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       6

differences in its holdings relative to the benchmark's composition. Conversely, holdings differences weighed on relative performance in the United Kingdom.

How was the fund positioned at the end of the period?

In keeping with our long-term investment approach, the fund was broadly diversified across small-cap stocks in non-U.S. developed markets. Relative to its benchmark, the fund had greater average exposure to micro-cap stocks and limited exposure to international REITs. The fund held higher average weights relative to the benchmark in the industrials, consumer discretionary, and materials sectors; it also held a higher average weight in Continental Europe relative to the benchmark and a lesser weight in Japan.

Were there any substantive changes in the fund's operations during the period?

Henry F. Gray no longer serves as a portfolio manager. Effective March 20, 2017, Mary T. Phillips, CFA, joined the fund's portfolio management team.

MANAGED BY

Joseph H. Chi, CFA On the fund since 2010 Investing since 1999
Jed S. Fogdall On the fund since 2010 Investing since 2004
Mary T. Phillips, CFA On the fund since 2017 Investing since 2003
Arun Keswani, CFA On the fund since 2015 Investing since 2006
Bhanu P. Singh On the fund since 2015 Investing since 2003

The views expressed in this report are exclusively those of Joseph H. Chi, CFA, Dimensional Fund Advisors LP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  AUGUST 31, 2017

Average annual total returns (%) with maximum sales charge						Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	Since inception		5-year	10-year	Since inception
Class A1	15.48	10.45	2.74	—		64.38	31.05	—
Class C	19.54	—	—	4.21	[2]	—	—	14.00	[2]
Class I1,3	21.82	11.97	3.65	—		75.97	43.12	—
Class R6[1,3]	21.96	12.11	3.79	—		77.07	45.09	—
Class NAV[3]	21.96	12.11	3.79	—		77.07	45.09	—
Index 1†	20.98	12.00	4.39	—		76.24	53.60	—
Index 2†	22.44	13.62	4.81	—		89.39	60.03	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00%and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R6*	Class NAV
Gross (%)	1.48	2.18	1.17	1.07	1.05
Net (%)	1.39	2.18	1.17	1.07	1.05

* Expenses have been estimated for the first year of operations for Class R6 shares.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the MSCI World ex-USA Small Cap Index; Index 2 is the MSCI EAFE Small Cap Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock International Small Company Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1($)	Index 2 ($)
Class C4	6-27-14	11,400	11,400	11,995	12,534
Class I1,3	8-31-07	14,312	14,312	15,360	16,003
Class R6[1,3]	8-31-07	14,509	14,509	15,360	16,003
Class NAV[3]	8-31-07	14,509	14,509	15,360	16,003

The MSCI World ex-USA Small Cap Index (gross of foreign withholding taxes on dividends) is an equity index that captures small cap representation across developed markets countries (excluding the United States).

The MSCI EAFE Small Cap Index (gross of foreign withholding taxes on dividends) (Europe, Australasia, Far East) is an unmanaged index that is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, and targets 40% of the eligible small-cap universe in each industry group of each country represented by the MSCI EAFE Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses, sales charges, or foreign currency impact, which would result in lower returns.

Footnotes related to performance pages

1	Class A and Class I shares were first offered on 6-27-13; Class R6 shares were first offered on 8-30-17. Returns prior to these dates are those of Class NAV shares that have been recalculated to reflect the gross fees and expenses of Class A, Class I, and Class R6 shares, as applicable.
2	From 6-27-14.
3	For certain types of investors, as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on March 1, 2017, with the same investment held until August 31, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2017, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on March 1, 2017, with the same investment held until August 31, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2017	Ending value on 8-31-2017	Expenses paid during period ended 8-31-2017[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,145.90	$7.57	1.40%
	Hypothetical example for comparison purposes	1,000.00	1,018.10	7.12	1.40%
Class C	Actual expenses/actual returns	1,000.00	1,140.90	11.71	2.17%
	Hypothetical example for comparison purposes	1,000.00	1,014.30	11.02	2.17%
Class I	Actual expenses/actual returns	1,000.00	1,148.00	6.39	1.18%
	Hypothetical example for comparison purposes	1,000.00	1,019.30	6.01	1.18%
Class R6[2]	Actual expenses/actual returns	1,000.00	1,009.80	0.03	1.08%
	Hypothetical example for comparison purposes	1,000.00	1,019.80	5.50	1.08%
Class NAV	Actual expenses/actual returns	1,000.00	1,148.00	5.74	1.06%
	Hypothetical example for comparison purposes	1,000.00	1,019.90	5.40	1.06%

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
2	The inception date for Class R6 shares is 8-30-17. Actual expenses are equal to the class's annualized expense ratio, multiplied by the average account value over the period, multiplied by 1/365 (to reflect the period).
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       11

Fund’s investments
Summary of fund’s investments as of 8-31-17
(showing percentage of total net assets)
This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling 1-800-225-5291. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.
	Shares	Value	% of Net Assets
Common stocks 98.5%		$605,948,855
(Cost $459,536,992)
Australia 6.2%		37,820,829	6.2%
Austria 1.7%		10,492,665	1.7%
ams AG (A)	16,241	1,171,189	0.2%
Raiffeisen Bank International AG (A)	39,975	1,312,533	0.2%
OTHER SECURITIES		8,008,943	1.3%
Belgium 1.8%		11,063,815	1.8%
Ackermans & van Haaren NV	6,449	1,084,030	0.2%
Umicore SA	19,246	1,436,947	0.2%
OTHER SECURITIES		8,542,838	1.4%
Bermuda 0.2%		1,220,527	0.2%
Hiscox, Ltd.	73,834	1,220,527	0.2%
Cambodia 0.0%		238,338	0.0%
Canada 8.5%		52,320,434	8.5%
Veresen, Inc.	82,701	1,164,933	0.2%
OTHER SECURITIES		51,155,501	8.3%
China 0.1%		504,104	0.1%
Cyprus 0.0%		17,503	0.0%
Denmark 2.0%		12,154,410	2.0%
GN Store Nord A/S	39,731	1,318,392	0.2%
OTHER SECURITIES		10,836,018	1.8%
Faeroe Islands 0.0%		244,185	0.0%
Finland 2.5%		15,329,050	2.5%
Elisa OYJ	28,164	1,230,502	0.2%
Huhtamaki OYJ	26,131	1,016,863	0.2%
Kesko OYJ, A Shares	4,901	261,739	0.1%
Kesko OYJ, B Shares	16,574	893,304	0.2%
Nokian Renkaat OYJ	26,945	1,139,203	0.2%
OTHER SECURITIES		10,787,439	1.6%
France 5.2%		32,010,917	5.2%
Edenred	41,395	1,120,062	0.2%
12	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value	% of Net Assets
France (continued)			5.2%
Ipsen SA	9,589	$1,290,000	0.2%
Lagardere SCA	36,324	1,167,740	0.2%
Orpea	8,584	1,040,759	0.2%
Rexel SA	67,387	1,007,339	0.2%
Rubis SCA	25,498	1,657,312	0.3%
Teleperformance	9,841	1,353,696	0.2%
Ubisoft Entertainment SA (A)	29,032	1,936,683	0.3%
OTHER SECURITIES		21,437,326	3.4%
Gabon 0.0%		33,315	0.0%
Georgia 0.1%		466,523	0.1%
Germany 5.7%		34,976,527	5.7%
Aurubis AG	11,266	1,007,399	0.2%
Freenet AG	34,294	1,147,465	0.2%
LANXESS AG	18,895	1,411,031	0.2%
LEG Immobilien AG	17,094	1,729,166	0.3%
OSRAM Licht AG	19,717	1,619,546	0.3%
Rheinmetall AG	10,807	1,105,455	0.2%
OTHER SECURITIES		26,956,465	4.3%
Gibraltar 0.0%		165,190	0.0%
Greece 0.0%		88	0.0%
Greenland 0.0%		2,029	0.0%
Guernsey, Channel Islands 0.0%		45,110	0.0%
Hong Kong 2.9%		18,057,793	2.9%
India 0.0%		126,457	0.0%
Ireland 0.8%		5,176,189	0.8%
Kingspan Group PLC	31,956	1,235,189	0.2%
OTHER SECURITIES		3,941,000	0.6%
Isle of Man 0.3%		2,058,658	0.3%
Israel 1.0%		6,218,360	1.0%
Italy 4.2%		25,869,813	4.2%
Banco BPM SpA (A)	308,547	1,175,888	0.2%
Unione di Banche Italiane SpA	228,166	1,057,271	0.2%
OTHER SECURITIES		23,636,654	3.8%
Japan 23.5%		144,396,062	23.5%
Jersey, Channel Islands 0.2%		1,373,695	0.2%
Liechtenstein 0.0%		231,554	0.0%
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	13

	Shares	Value	% of Net Assets
Luxembourg 0.3%		$1,854,280	0.3%
Macau 0.0%		92,919	0.0%
Malaysia 0.0%		7,882	0.0%
Malta 0.1%		710,630	0.1%
Monaco 0.1%		375,996	0.1%
Mongolia 0.0%		47,727	0.0%
Netherlands 2.2%		13,753,782	2.2%
Aalberts Industries NV	24,220	1,078,010	0.2%
OTHER SECURITIES		12,675,772	2.0%
New Zealand 1.0%		5,931,950	1.0%
Norway 0.9%		5,285,383	0.9%
Peru 0.1%		285,262	0.1%
Philippines 0.0%		29,687	0.0%
Portugal 0.4%		2,562,628	0.4%
Russia 0.1%		444,570	0.1%
Singapore 1.3%		8,219,992	1.3%
South Africa 0.1%		257,567	0.1%
Spain 2.3%		14,166,077	2.3%
Sweden 3.0%		18,328,493	3.0%
Switzerland 4.6%		28,340,465	4.6%
Georg Fischer AG	1,145	1,319,806	0.2%
Temenos Group AG (A)	13,203	1,303,790	0.2%
OTHER SECURITIES		25,716,869	4.2%
United Arab Emirates 0.0%		102,825	0.0%
United Kingdom 14.9%		91,619,283	14.9%
BBA Aviation PLC	301,371	1,176,259	0.2%
Bellway PLC	35,512	1,473,933	0.2%
Booker Group PLC	447,558	1,156,211	0.2%
Cobham PLC	628,953	1,117,265	0.2%
DS Smith PLC	259,364	1,673,109	0.3%
Electrocomponents PLC	164,884	1,351,380	0.2%
Halma PLC	97,781	1,382,037	0.2%
Inchcape PLC	106,418	1,146,575	0.2%
Indivior PLC (A)	184,508	993,911	0.2%
Man Group PLC	481,704	1,043,092	0.2%
14	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value	% of Net Assets
United Kingdom (continued)			14.9%
Meggitt PLC	191,090	$1,279,961	0.2%
Melrose Industries PLC	466,985	1,328,193	0.2%
Pennon Group PLC	111,149	1,166,188	0.2%
Rightmove PLC	22,498	1,200,363	0.2%
RPC Group PLC	113,240	1,357,185	0.2%
Spectris PLC	34,836	1,043,820	0.2%
Spirax-Sarco Engineering PLC	18,048	1,312,655	0.2%
Tate & Lyle PLC	125,843	1,111,160	0.2%
Travis Perkins PLC	59,695	1,162,751	0.2%
OTHER SECURITIES		68,143,235	11.0%

United States 0.2%		917,317	0.2%
Preferred securities 0.4%		$2,149,427
(Cost $1,416,211)
Germany 0.4%		2,149,427	0.4%
Rights 0.0%		$3,168
(Cost $0)

	Yield (%)	Shares	Value	% of Net Assets
Securities lending collateral 4.1%			$25,366,006
(Cost $25,365,400)
John Hancock Collateral Trust (B)	1.2169 (C)	2,535,080	25,366,006	4.1%

Total investments (Cost $486,318,603) 103.0%	$633,467,456	103.0%
Other assets and liabilities, net (3.0%)	(18,370,898)	(3.0)%
Total net assets 100.0%	$615,096,558	100.0%

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(C)	The rate shown is the annualized seven-day yield as of 8-31-17.
At 8-31-17, the aggregate cost of investments for federal income tax purposes was $496,098,741. Net unrealized appreciation aggregated to $137,368,715, of which $187,373,442 related to gross unrealized appreciation and $50,004,727 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	15

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 8-31-17

Assets
Unaffiliated investments, at value (Cost $460,953,203) including $23,815,503 of securities loaned	$608,101,450
Affiliated investments, at value (Cost $25,365,400)	25,366,006
Cash	1,364,583
Foreign currency, at value (Cost $1,771,328)	1,776,133
Receivable for investments sold	2,281,823
Receivable for fund shares sold	911,441
Dividends and interest receivable	1,288,457
Receivable for securities lending income	79,897
Receivable due from advisor	251
Other receivables and prepaid expenses	74,372
Total assets	641,244,413
Liabilities
Payable for investments purchased	19,510
Payable for fund shares repurchased	579,766
Payable upon return of securities loaned	25,368,089
Payable to affiliates
Accounting and legal services fees	15,016
Transfer agent fees	7,596
Trustees' fees	227
Other liabilities and accrued expenses	157,651
Total liabilities	26,147,855
Net assets	$615,096,558
Net assets consist of
Paid-in capital	$531,700,618
Undistributed net investment income	4,195,733
Accumulated net realized gain (loss) on investments and foreign currency transactions	(67,975,502)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	147,175,709
Net assets	$615,096,558

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       16

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding - The fund has an unlimited number of shares authorized with no par value
Class A ($30,401,866 ÷ 2,465,464 shares)[1]	$12.33
Class C ($2,234,033 ÷ 181,429 shares)[1]	$12.31
Class I ($51,145,681 ÷ 4,148,576 shares)	$12.33
Class R6 ($50,509 ÷ 4,095 shares)	$12.33
Class NAV ($531,264,469 ÷ 43,076,552 shares)	$12.33
Maximum offering price per share
Class A (net assets value per share ÷ 95%)[2]	$12.98

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       17

STATEMENT OF OPERATIONS   For the year ended 8-31-17

Investment income
Dividends	$15,975,777
Securities lending	784,537
Interest	20,591
Less foreign taxes withheld	(1,276,948)
Total investment income	15,503,957
Expenses
Investment management fees	5,498,658
Distribution and service fees	81,026
Accounting and legal services fees	89,073
Transfer agent fees	57,374
Trustees' fees	10,464
State registration fees	59,275
Printing and postage	36,453
Professional fees	78,145
Custodian fees	438,092
Other	22,439
Total expenses	6,370,999
Less expense reductions	(64,547)
Net expenses	6,306,452
Net investment income	9,197,505
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	27,512,752
Affiliated investments	(1,458)
27,511,294
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	80,955,543
Affiliated investments	(46)
80,955,497
Net realized and unrealized gain	108,466,791
Increase in net assets from operations	$117,664,296

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       18

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-17	Year ended 8-31-16
Increase (decrease) in net assets
From operations
Net investment income	$9,197,505	$12,027,168
Net realized gain (loss)	27,511,294	(14,547,232)
Change in net unrealized appreciation (depreciation)	80,955,497	43,366,676
Increase in net assets resulting from operations	117,664,296	40,846,612
Distributions to shareholders
From net investment income
Class A	(285,146)	(21,177)
Class C	(31,026)	(6,121)
Class I	(466,399)	(4,949)
Class NAV	(11,959,712)	(10,705,299)
Total distributions	(12,742,283)	(10,737,546)
From fund share transactions	(42,363,212)	(181,147,472)
Total increase (decrease)	62,558,801	(151,038,406)
Net assets
Beginning of year	552,537,757	703,576,163
End of year	$615,096,558	$552,537,757
Undistributed net investment income	$4,195,733	$7,626,737

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       19

Financial highlights

Class A Shares Period ended	8-31-17	8-31-16	8-31-15	8-31-14	8-31-13[1]
Per share operating performance
Net asset value, beginning of period	$10.35	$9.87	$10.79	$9.11	$8.50
Net investment income[2]	0.15	0.16	0.11	0.18	—	[3]
Net realized and unrealized gain (loss) on investments	2.03	0.43	(0.91)	1.58	0.61
Total from investment operations	2.18	0.59	(0.80)	1.76	0.61
Less distributions
From net investment income	(0.20)	(0.11)	(0.12)	(0.08)	—
Total distributions	(0.20)	(0.11)	(0.12)	(0.08)	—
Net asset value, end of period	$12.33	$10.35	$9.87	$10.79	$9.11
Total return (%)[4,5]	21.56	6.01	(7.42)	19.40	7.18	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$30	$12	$2	$5	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.50	1.48	1.65	2.41	18.73	[8]
Expenses including reductions	1.39	1.39	1.63	1.63	1.63	[8]
Net investment income	1.30	1.62	1.07	1.67	0.08	[8]
Portfolio turnover (%)	13	12	11	11	9	[9]

1	The inception date for Class A shares is 6-27-13.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Less than $500,000.
8	Annualized.
9	The portfolio turnover is shown for the period from 9-1-12 to 8-31-13.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       20

Class C Shares Period ended	8-31-17	8-31-16	8-31-15	8-31-14[1]
Per share operating performance
Net asset value, beginning of period	$10.34	$9.87	$10.77	$11.02
Net investment income (loss)[2]	0.05	0.07	0.07	(0.01)
Net realized and unrealized gain (loss) on investments	2.05	0.44	(0.93)	(0.24)
Total from investment operations	2.10	0.51	(0.86)	(0.25)
Less distributions
From net investment income	(0.13)	(0.04)	(0.04)	—
Total distributions	(0.13)	(0.04)	(0.04)	—
Net asset value, end of period	$12.31	$10.34	$9.87	$10.77
Total return (%)[3,4]	20.54	5.16	(7.97)	(2.27	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$3	$1	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.20	2.18	3.13	17.76	[7]
Expenses including reductions	2.19	2.17	2.35	2.35	[7]
Net investment income (loss)	0.49	0.73	0.65	(0.71	) [7]
Portfolio turnover (%)	13	12	11	11	[8]

1	The inception date for Class C shares is 6-27-14.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 9-1-13 to 8-31-14.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       21

Class I Shares Period ended	8-31-17	8-31-16	8-31-15	8-31-14	8-31-13[1]
Per share operating performance
Net asset value, beginning of period	$10.35	$9.88	$10.79	$9.12	$8.50
Net investment income[2]	0.17	0.12	0.18	0.16	0.01
Net realized and unrealized gain (loss) on investments	2.04	0.49	(0.93)	1.63	0.61
Total from investment operations	2.21	0.61	(0.75)	1.79	0.62
Less distributions
From net investment income	(0.23)	(0.14)	(0.16)	(0.12)	—
Total distributions	(0.23)	(0.14)	(0.16)	(0.12)	—
Net asset value, end of period	$12.33	$10.35	$9.88	$10.79	$9.12
Total return (%)[3]	21.82	6.26	(6.92)	19.71	7.29	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$51	$6	$1	— [5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.18	1.17	2.72	14.40	18.78	[6]
Expenses including reductions	1.18	1.16	1.23	1.23	1.23	[6]
Net investment income	1.55	1.28	1.76	1.49	0.47	[6]
Portfolio turnover (%)	13	12	11	11	9	[7]

1	The inception date for Class I shares is 6-27-13.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 9-1-12 to 8-31-13.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       22

Class R6 Shares Period ended	8-31-17[1]
Per share operating performance
Net asset value, beginning of period	$12.21
Net investment income[2]	—	[3]
Net realized and unrealized gain on investments	0.12
Total from investment operations	0.12
Net asset value, end of period	$12.33
Total return (%)	0.98	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.09	[6]
Expenses including reductions	1.08	[6]
Net investment income	10.62	[6]
Portfolio turnover (%)	13	[7]

1	The inception date for Class R6 shares is 8-30-17.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 9-1-16 to 8-31-17.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       23

Class NAV Shares Period ended	8-31-17	8-31-16	8-31-15	8-31-14	8-31-13
Per share operating performance
Net asset value, beginning of period	$10.35	$9.88	$10.80	$9.12	$7.59
Net investment income[1]	0.18	0.18	0.17	0.17	0.15
Net realized and unrealized gain (loss) on investments	2.04	0.44	(0.92)	1.64	1.52
Total from investment operations	2.22	0.62	(0.75)	1.81	1.67
Less distributions
From net investment income	(0.24)	(0.15)	(0.17)	(0.13)	(0.14)
Total distributions	(0.24)	(0.15)	(0.17)	(0.13)	(0.14)
Net asset value, end of period	$12.33	$10.35	$9.88	$10.80	$9.12
Total return (%)[2]	21.96	6.36	(6.87)	19.98	22.17
Ratios and supplemental data
Net assets, end of period (in millions)	$531	$532	$700	$587	$518
Ratios (as a percentage of average net assets):
Expenses before reductions	1.08	1.05	1.06	1.10	1.09
Expenses including reductions	1.07	1.05	1.05	1.09	1.09
Net investment income	1.61	1.79	1.66	1.57	1.73
Portfolio turnover (%)	13	12	11	11	9

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       24

Notes to financial statements

Note 1 — Organization

John Hancock International Small Company Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered by the fund are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       25

includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of August 31, 2017, by major security category or type:

	Total value at 8-31-17	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common stocks
Australia	$37,820,829	$486,275	$37,252,430	$82,124
Austria	10,492,665	—	10,492,665	—
Belgium	11,063,815	—	11,063,815	—
Bermuda	1,220,527	—	1,220,527	—
Cambodia	238,338	—	238,338	—
Canada	52,320,434	52,243,778	60,262	16,394
China	504,104	129,369	374,735	—
Cyprus	17,503	—	17,503	—
Denmark	12,154,410	—	12,154,410	—
Faeroe Islands	244,185	—	244,185	—
Finland	15,329,050	—	15,328,723	327
France	32,010,917	8,174	32,002,743	—
Gabon	33,315	—	33,315	—
Georgia	466,523	—	466,523	—
Germany	34,976,527	—	34,976,527	—
Gibraltar	165,190	—	165,190	—
Greece	88	—	—	88
Greenland	2,029	—	2,029	—
Guernsey, Channel Islands	45,110	—	45,110	—
Hong Kong	18,057,793	28,142	17,908,584	121,067
India	126,457	—	126,457	—
Ireland	5,176,189	—	5,176,189	—
Isle of Man	2,058,658	—	2,058,658	—
Israel	6,218,360	145,510	6,072,850	—
Italy	25,869,813	—	25,842,652	27,161
Japan	144,396,062	—	144,396,062	—
Jersey, Channel Islands	1,373,695	—	1,373,695	—
Liechtenstein	231,554	—	231,554	—
Luxembourg	1,854,280	—	1,854,280	—
Macau	92,919	—	92,919	—
Malaysia	7,882	—	4,848	3,034
Malta	710,630	—	710,630	—

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       26

	Total value at 8-31-17	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Monaco	375,996	$325,007	$50,989	—
Mongolia	47,727	—	47,727	—
Netherlands	13,753,782	—	13,753,782	—
New Zealand	5,931,950	—	5,931,950	—
Norway	5,285,383	—	5,285,383	—
Peru	285,262	—	285,262	—
Philippines	29,687	—	29,687	—
Portugal	2,562,628	—	2,562,628	—
Russia	$444,570	—	$444,570	—
Singapore	8,219,992	—	8,206,121	$13,871
South Africa	257,567	—	257,567	—
Spain	14,166,077	—	14,166,077	—
Sweden	18,328,493	$85,753	18,242,740	—
Switzerland	28,340,465	—	28,340,465	—
United Arab Emirates	102,825	—	102,825	—
United Kingdom	91,619,283	—	91,618,327	956
United States	917,317	258,479	658,838	—
Preferred securities
Germany	2,149,427	—	2,149,427	—
Rights	3,168	—	1,181	1,987
Securities lending collateral	25,366,006	25,366,006	—	—
Total investments in securities	$633,467,456	$79,076,493	$554,123,954	$267,009

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       27

return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of August 31, 2017, the fund loaned common stocks valued at $23,815,503 and received $25,368,089 of cash collateral.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 29, 2017, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the need of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 29, 2017, the fund had a similar agreement that enabled it to participate in a $1 billion unsecured committed line of credit. Commitment fees for the year ended August 31, 2017, were $4,253.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

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Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of August 31, 2017, the fund has a capital loss carryforward of $62,537,274 available to offset future net realized capital gains, which expires on August 31, 2018.

As of August 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually. The tax character of distributions for the years ended August 31, 2017 and 2016 was as follows:

	August 31, 2017	August 31, 2016
Ordinary income	$12,742,283	$10,737,546

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2017, the components of distributable earnings on a tax basis consisted of $8,537,643 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to investments in passive foreign investment companies, wash sale loss deferrals and other loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a monthly management fee to the Advisor equivalent on an annual basis to 0.950% of the fund's aggregate net assets. Aggregate net assets include the net assets of the fund and International Small Company Trust, a series of John Hancock

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Variable Insurance Trust. The Advisor has a subadvisory agreement with Dimensional Fund Advisors LP. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2017, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive all or a portion of its management fee and/or make payments to the fund to the extent necessary to maintain the fund's total operating expenses at 1.39% for Class A shares, excluding certain expenses such as taxes, brokerage commissions, interest expense, acquired fund fees, short dividend expense and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business. The current expense limitation agreement expires on December 31, 2017, unless renewed by the mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

For the year ended August 31, 2017, the expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$20,850	Class NAV	$41,120
Class C	189	Total	$64,547
Class I	2,388

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, included the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2017 were equivalent to a net annual effective rate of 0.94% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended August 31, 2017 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—
Class C	1.00%	—

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $279,571 for the year ended August 31, 2017. Of this amount, $47,979 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $230,918 was paid as sales commissions to broker-dealers and $674 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00%

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sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2017, CDSCs received by the Distributor amounted to $1,002 and $1,273 for Class A and Class C shares, respectively.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended August 31, 2017 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$56,731	$22,404
Class C	24,295	2,908
Class I	—	32,062
Total	$81,026	$57,374

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Average Loan Balanced	Days outstanding	Weighted average interest rate	Interest income (expense)
Borrower	$3,420,226	4	0.880%	($334)
Lender	$6,850,237	1	0.720%	$137

Note 5 — Fund share transactions

Transactions in fund shares for the years ended August 31, 2017 and 2016 were as follows:

		Year ended 8-31-17		Year ended 8-31-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	1,788,332	$19,932,714	1,073,927	$10,551,088
Distributions reinvested	28,373	285,146	2,139	21,177
Repurchased	(486,022)	(5,339,519)	(93,789)	(950,050)
Net increase	1,330,683	$14,878,341	982,277	$9,622,215

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		Year ended 8-31-17		Year ended 8-31-16
	Shares	Amount	Shares	Amount
Class C shares
Sold	74,578	$820,012	168,399	$1,657,269
Distributions reinvested	3,075	31,026	616	6,121
Repurchased	(149,685)	(1,658,108)	(39,245)	(389,984)
Net increase (decrease)	(72,032)	($807,070)	129,770	$1,273,406
Class I shares
Sold	4,006,951	$43,623,388	606,261	$6,222,947
Distributions reinvested	46,446	465,850	501	4,949
Repurchased	(502,409)	(5,666,275)	(66,448)	(644,694)
Net increase	3,550,988	$38,422,963	540,314	$5,583,202
Class R6 shares[1]
Sold	4,095	$50,000	—	—
Net increase	4,095	$50,000	—	—
Class NAV shares
Sold	1,460,329	$15,148,433	2,331,604	$22,465,163
Distributions reinvested	1,192,394	11,959,712	1,083,532	10,705,299
Repurchased	(10,954,913)	(122,015,591)	(22,894,688)	(230,796,757)
Net decrease	(8,302,190)	($94,907,446)	(19,479,552)	($197,626,295)
Total net decrease	(3,488,456)	($42,363,212)	(17,827,191)	($181,147,472)

1The inception date for Class R6 shares is 8-30-17.

Affiliates of the fund owned 100% of shares of Class R6 and Class NAV on August 31, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $77,005,569 and $126,297,668, respectively, for the year ended August 31, 2017.

Note 7 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At August 31, 2017, funds within the John Hancock group of funds complex held 86.3% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	32.0%
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	19.9%
John Hancock Funds II Multimanager Lifestyle Aggressive Portfolio	13.7%

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock International Small Company Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock International Small Company Fund (the "Fund") as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, broker, and transfer agent, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 23, 2017

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2017.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Income derived from foreign sources was $14,324,017. The fund intends to pass through foreign tax credits of $1,066,156.

Eligible shareholders will be mailed a 2017 Form 1099-DIV in early 2018. This will reflect the tax character of all distributions paid in calendar year 2017.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Dimensional Fund Advisors LP (the Subadvisor), for John Hancock International Small Company Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 19-22, 2017 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 22-24, 2017.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 19-22, 2017, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be

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based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

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(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index for the one-year period, and underperformed its benchmark index for the three-year period ended December 31, 2016. The Board also noted that the fund outperformed the peer group average for the one- and three-year periods ended December 31, 2016. The Board took into account management's discussion of the fund's performance, including favorable performance relative to its benchmark index for the one-year period and to the peer group average for the one- and three-year periods. The Board concluded that the fund's performance has generally been in line with or generally outperformed the historical performance of comparable funds and the fund's benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and total expenses for the fund are lower than the peer group median.

The Board took into account management's discussion with respect to overall management fee, the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
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(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length;
(j)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the mutual fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	the Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       38

(4)	information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       39

to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or generally outperformed the historical performance of comparable funds and the fund's benchmark index;
(3)	subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       40

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	225
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2005	225
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	225
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	225
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2008	225
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       41

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2008	225
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	225
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2005	225

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2012	225
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       42

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2012	225
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	225

President and Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

James R. Boyle, Born: 1959	2015	225
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Warren A. Thomson, Born: 1955	2012	225
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       43

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 39 other John Hancock funds consisting of 29 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       44

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Dimensional Fund Advisors LP

Principal distributor

John Hancock Funds, LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLC

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       45

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock International Small Company Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF399099	424A 8/17 10/17

John Hancock

Small Cap Value Fund

Annual report 8/31/17

A message to shareholders

Dear shareholder,

Equity markets generally delivered solid gains over the past year, supported by rising economic activity, stronger corporate earnings, and low levels of inflation. With the U.S. bull market in its ninth year, investors in U.S. equities should expect more tempered returns going forward, given high valuations and tightening monetary policy. Indeed non-U.S. markets recently reversed a multi-year bout of underperformance and have begun to outpace those in the United States as growth strengthens around the world.

Advancing the interests of fund shareholders

One of our primary goals is to advance the interests of our fund shareholders wherever possible. To that end, we recently announced our third round of expense reductions this year, targeting six mutual funds and two closed-end funds that together represent more than $6.9 billion in assets under management. Details can be found at jhinvestments.com.

In addition, we recently learned that fund researcher Morningstar, Inc. formally recognized our shareholder friendly initiatives by upgrading our parent pillar rating—a key component of the Morningstar Analyst Rating system—to positive, the highest possible rating. Morningstar evaluates select funds and their parent firms based on intensive research, including on-site due diligence. They focused on such factors as whether our portfolio managers invest meaningfully in the funds they manage, the quality of our risk management, our corporate culture, and our commitment to recognizing shareholder interests—in other words, how effective we are as stewards of investor capital. We're proud to have been recognized by Morningstar for our efforts and we're committed to continue our work of furthering the interests of our shareholders.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee investment returns and does not eliminate risk of loss. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Small Cap Value Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
16	Financial statements
19	Financial highlights
23	Notes to financial statements
30	Auditor's report
31	Tax information
32	Continuation of investment advisory and subadvisory agreements
38	Trustees and Officers
42	More information

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/17 (%)

The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

1	Class A shares were first offered on 12-30-13. The returns prior to this date are those of Class NAV shares that have been recalculated to apply the gross fees and expenses of Class A shares.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

U.S. stocks continued their broad-based advance

Against a backdrop of widespread optimism regarding U.S. economic strength, stocks posted strong gains for the year in a variety of market segments.

The fund underperformed its benchmark

While the fund generated a positive mid-single-digit return, it underperformed its benchmark, the Russell 2000 Value Index, by a wide margin.

Stock selection detracted from relative returns

Individual security selection, particularly in the industrials, consumer discretionary, and information technology sectors, drove the fund's relative underperformance.

SECTOR COMPOSITION AS OF 8/31/17 (%)

A note about risks

The prices of medium and small company stocks can change more frequently and dramatically than those of large company stocks. Value stocks may not increase in price as anticipated or may decline further in value. Events in the financial markets have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. The fund may invest in initial public offerings, which are frequently volatile in price. Owning an exchange-traded fund generally reflects the risks of owning the underlying securities it is designed to track. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors, and investments focused in one sector may fluctuate more widely than investments diversified across sectors. Investing in real estate investment trusts subjects the fund to the risks associated with direct ownership of real estate, such as a decline in the value of real estate and general and local economic conditions. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       3

Discussion of fund performance

An interview with Portfolio Manager Timothy J. McCormack, CFA, Wellington Management Company LLP

Timothy J. McCormack, CFA
Portfolio Manager
Wellington Management Company LLP

How would you describe the market backdrop during the 12 months ended August 31, 2017?

It was a good period for equity markets, with major large- and small-cap indexes posting strong gains, and sectors like financials and information technology doing especially well. The stocks of larger and more growth-oriented companies generally outperformed smaller, value-oriented stocks, which was a headwind for the fund.

Healthy economic conditions in the United States generally helped propel stronger corporate earnings for much of the period. With the U.S. economy proving that it remained on solid footing, led by housing and employment, the market generally had no trouble maintaining its broad-based advance.

In addition, stocks rose strongly following the election of Donald Trump to the U.S. presidency. Markets cheered what were perceived to be imminent steps toward less regulation in areas like healthcare and banking, lower taxes for both corporations and individuals, and substantial new spending on U.S. infrastructure. By the end of the annual period, none of these areas had seen any meaningful change, but markets continued to project some measure of improvement on these fronts.

Lastly, commentary from the U.S. Federal Reserve suggested that while the economy remained healthy, policymakers—who raised the federal funds rate in December, March, and June—were not in a rush to raise interest rates further. This approach to monetary policy helped keep a lid on borrowing costs for consumers and businesses during the reporting period.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       4

"With the U.S. economy proving that it remained on solid footing, led by housing and employment, the market generally had no trouble maintaining its broad-based advance."

How did the fund perform in this environment?

The fund advanced, but lagged its benchmark, the Russell 2000 Value Index, by a wide margin. We attribute this result to a few factors, but most significantly to our disappointing stock selection decisions, particularly in the industrials, consumer discretionary, and information technology sectors. While our stock selection in other areas—such as financials and utilities—aided relative performance, it was not enough to offset negative results in the aforementioned sectors.

In addition, our decision to maintain an underweight position in financials during the period worsened the relative performance gap. As a sector, financials benefited from the promise of higher interest rates and from the notion that looser regulation was on the near-term horizon. Indeed, on an absolute basis, the fund's exposure to financials was the largest contributor to returns. Unfortunately, the fund's underweight in this sector hurt relative performance, and its overweight to another strong-performing sector—industrials—was not enough to offset this negative result.

TOP 10 HOLDINGS AS OF 8/31/17 (%)

Belden, Inc.	3.1
TriMas Corp.	2.4
Mueller Industries, Inc.	2.4
Hancock Holding Company	2.3
Albany International Corp., Class A	2.3
Greif, Inc., Class A	2.3
International Bancshares Corp.	2.2
Sensient Technologies Corp.	2.0
Northwest Bancshares, Inc.	1.9
MB Financial, Inc.	1.9
TOTAL	22.8
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       5

What were some of the largest detractors from relative fund performance?

Among the largest detractors from relative returns was the stock of Smart & Final Stores, Inc., a value-priced grocer located on the West Coast. The stock, like others in its industry, suffered in the wake of the June 2017 announcement by Amazon.com, Inc. that it would be acquiring Whole Foods Market, Inc., which injected uncertainty into other grocery stores' competitive positioning going forward. The fund did not hold the stock of either Amazon or Whole Foods.

Another large detractor was stock of The Cato Corp., a fashion retailer specializing in women's apparel. This stock suffered on stubbornly persistent negative sales trends, which put pressure on the company's profits and seemed to suggest a difficult road to recovery. In addition, the company received negative attention in 2017 for having an all-male board of directors, which, to some activist investors, appeared to represent both an ethically suspect position and a business-related blind spot.

A third large detractor was the stock of Huron Consulting Group, Inc., a provider of operational and financial consulting services. This stock endured a steady decline during the period, largely as a result of disappointing earnings results. At the end of the period, we continued to hold positions in Huron and the other detractors we discussed.

Which stocks or strategies stood out as positive contributors to the fund's relative results?

One of the top contributors to relative returns for the period was the stock of Greif, Inc., a producer of industrial packaging products. The company benefited from rising investor optimism, driven primarily by improving sales forecasts.

A second top contributor was the SP Plus Corp., an operator of parking facilities located in the United States, Canada, and Puerto Rico. The company exhibited some healthy growth metrics, with strong earnings data giving a big boost to the stock in the final three months of the fund's reporting period.

The stock of Webster Financial Corp., a Connecticut-based commercial bank, also contributed meaningfully. As we discussed earlier, the entire financials sector benefited from the strong tailwind

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       6

out of Washington, and Webster was no exception. In addition, the bank was subject to regulatory-driven stress tests that culminated in the fall of 2016—a process that threw a light on the bank's strong balance sheet, which bolstered the stock's advance.

How was the fund positioned at the end of the reporting period?

In the fund, we continue to focus on what we consider to be high-quality companies with a proven track record of above-average profitability and that sell at a discount relative to the overall small-cap market. Following this strategy, our stock selection decisions resulted in the portfolio's largest overweights to be focused on industrials, materials, and consumer staples sectors by period end. At the same time, our bottom-up fundamental strategy resulted in the fund's largest underweights to be in financials, consumer discretionary, and real estate sectors.

As a matter of course, we tend to prefer companies with financial structures that are more conservative than the relevant industry average, companies that have relatively longer histories of operating performance as a publicly traded company, and companies that have some sustainable advantage that we see as enabling them to earn above-average rates of return. The quality of management, strategic direction, and expectations with regard to the use of current and future cash flows are also integral components of our valuation process.

MANAGED BY

Timothy J. McCormack, CFA On the fund since inception Investing since 1991
Shaun F. Pedersen On the fund since inception Investing since 1991

The views expressed in this report are exclusively those of Timothy J. McCormack, CFA, Wellington Management Company LLP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  AUGUST 31, 2017

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception[1]	5-year	Since inception[1]
Class A2	-0.84	10.09	13.53	61.69	201.89
Class I2,3	4.70	11.56	14.55	72.77	226.46
Class R6[2,3]	4.78	11.69	14.68	73.83	229.67
Class NAV[3]	4.80	11.73	14.72	74.11	230.75
Index†	13.47	12.51	14.09	80.29	215.28

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.0%. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. The expense ratios are as follows:

	Class A	Class I	Class R6	Class NAV
Gross/Net (%)	1.58	1.26	1.17	1.15

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Russell 2000 Value Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Small Cap Value Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Russell 2000 Value Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class I2,3	12-16-08	32,646	32,646	31,528
Class R6[2,3]	12-16-08	32,967	32,967	31,528
Class NAV[3]	12-16-08	33,075	33,075	31,528

The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 12-16-08.
2	Class A, Class I, and Class R6 shares were first offered on 12-30-13. Returns prior to this date are those of Class NAV shares that have been recalculated to apply the gross fees and expenses of Class A, Class I, and Class R6 shares, as applicable.
3	For certain types of investors, as described in the fund's prospectuses.
ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on March 1, 2017, with the same investment held until August 31, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2017, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on March 1, 2017, with the same investment held until August 31, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2017	Ending value on 8-31-2017	Expenses paid during period ended 8-31-2017[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$946.00	$7.46	1.52%
	Hypothetical example for comparison purposes	1,000.00	1,017.50	7.73	1.52%
Class I	Actual expenses/actual returns	1,000.00	947.50	5.94	1.21%
	Hypothetical example for comparison purposes	1,000.00	1,019.10	6.16	1.21%
Class R6	Actual expenses/actual returns	1,000.00	947.50	5.55	1.13%
	Hypothetical example for comparison purposes	1,000.00	1,019.50	5.75	1.13%
Class NAV	Actual expenses/actual returns	1,000.00	947.90	5.45	1.11%
	Hypothetical example for comparison purposes	1,000.00	1,019.60	5.65	1.11%

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       11

Fund’s investments
AS OF 8-31-17
	Shares	Value
Common stocks 95.9%		$425,949,098
(Cost $360,984,000)
Consumer discretionary 2.7%		12,172,323
Household durables 1.7%
Helen of Troy, Ltd. (A)	31,610	2,854,383
TRI Pointe Group, Inc. (A)	372,900	4,750,746
Multiline retail 0.5%
Fred's, Inc., Class A (B)	371,000	2,196,320
Specialty retail 0.5%
Stage Stores, Inc. (B)	87,620	159,468
The Cato Corp., Class A	168,040	2,211,406
Consumer staples 4.1%		17,988,063
Beverages 1.2%
C&C Group PLC	1,403,243	5,030,291
Food and staples retailing 1.0%
Smart & Final Stores, Inc. (A)(B)	621,440	4,381,152
Food products 1.9%
Cranswick PLC	180,668	7,008,270
Post Holdings, Inc. (A)	18,423	1,568,350
Energy 4.3%		19,314,202
Energy equipment and services 1.7%
Era Group, Inc. (A)	170,575	1,502,766
SEACOR Holdings, Inc. (A)	102,408	3,929,395
SEACOR Marine Holdings, Inc. (A)	124,208	1,591,104
Tesco Corp. (A)	170,036	748,158
Oil, gas and consumable fuels 2.6%
Diamondback Energy, Inc. (A)	14,358	1,303,563
Dorian LPG, Ltd. (A)	308,150	2,113,909
Resolute Energy Corp. (A)(B)	106,990	3,161,555
RSP Permian, Inc. (A)	21,850	685,653
Scorpio Tankers, Inc.	1,051,130	4,278,099
Financials 21.4%		94,908,477
Banks 15.1%
1st Source Corp.	88,970	4,152,230
Banc of California, Inc. (B)	215,011	3,988,454
FCB Financial Holdings, Inc., Class A (A)	71,190	3,103,884
First Busey Corp.	168,220	4,853,147
First Midwest Bancorp, Inc.	388,520	8,190,002
Flushing Financial Corp.	191,238	5,228,447
Great Western Bancorp, Inc.	206,160	7,405,267
Hancock Holding Company	236,010	10,372,640
12	JOHN HANCOCK Small Cap Value Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Banks (continued)
International Bancshares Corp.	272,700	$9,803,565
MB Financial, Inc.	210,420	8,368,403
Webster Financial Corp.	32,316	1,508,511
Capital markets 1.0%
Ares Capital Corp.	46,160	741,330
Solar Capital, Ltd.	174,349	3,725,838
Insurance 3.4%
Alleghany Corp. (A)	3,030	1,705,193
Assured Guaranty, Ltd.	24,075	1,024,151
Kemper Corp.	154,850	7,417,315
Reinsurance Group of America, Inc.	14,780	1,987,171
State National Companies, Inc.	68,717	1,427,252
White Mountains Insurance Group, Ltd.	1,645	1,432,910
Thrifts and mortgage finance 1.9%
Northwest Bancshares, Inc.	549,110	8,472,767
Health care 7.0%		30,904,327
Health care equipment and supplies 3.6%
Haemonetics Corp. (A)	158,550	6,820,821
ICU Medical, Inc. (A)	23,960	4,177,426
Natus Medical, Inc. (A)	80,699	2,711,486
STERIS PLC	27,090	2,361,164
Health care providers and services 1.3%
CorVel Corp. (A)	85,710	4,448,349
Envision Healthcare Corp. (A)	24,018	1,258,783
Health care technology 1.9%
Allscripts Healthcare Solutions, Inc. (A)	625,691	8,221,580
Pharmaceuticals 0.2%
Phibro Animal Health Corp., Class A	25,485	904,718
Industrials 30.3%		134,697,842
Aerospace and defense 2.1%
Astronics Corp. (A)	38,637	1,015,767
Cubic Corp.	193,581	8,314,304
Air freight and logistics 1.2%
Forward Air Corp.	100,410	5,218,308
Building products 1.7%
Tyman PLC	1,688,837	7,416,166
Commercial services and supplies 6.2%
ACCO Brands Corp. (A)	550,350	6,026,333
Clean Harbors, Inc. (A)	18,110	979,570
Essendant, Inc.	268,890	3,189,035
Matthews International Corp., Class A	124,420	7,496,305
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Small Cap Value Fund	13

	Shares	Value
Industrials (continued)
Commercial services and supplies (continued)
SP Plus Corp. (A)	167,778	$6,191,008
Steelcase, Inc., Class A	271,560	3,584,592
Construction and engineering 1.4%
Primoris Services Corp.	223,830	6,403,776
Electrical equipment 1.2%
Thermon Group Holdings, Inc. (A)	323,378	5,342,205
Machinery 10.6%
Albany International Corp., Class A	192,980	10,343,727
CIRCOR International, Inc.	94,923	4,558,202
ESCO Technologies, Inc.	137,640	7,494,498
Luxfer Holdings PLC, ADR	302,869	3,622,313
Mueller Industries, Inc.	350,860	10,466,154
TriMas Corp. (A)	440,127	10,651,073
Professional services 4.5%
FTI Consulting, Inc. (A)	219,000	7,426,290
Huron Consulting Group, Inc. (A)	143,790	4,349,648
ICF International, Inc. (A)	81,520	3,917,036
Mistras Group, Inc. (A)	235,420	4,451,792
Trading companies and distributors 1.4%
GATX Corp. (B)	103,000	6,239,740
Information technology 9.5%		42,278,443
Electronic equipment, instruments and components 5.4%
Belden, Inc.	175,890	13,555,842
CTS Corp.	214,650	4,829,625
Keysight Technologies, Inc. (A)	40,750	1,665,045
ScanSource, Inc. (A)	96,100	3,771,925
IT services 3.1%
Forrester Research, Inc.	174,230	7,099,873
WNS Holdings, Ltd., ADR (A)	194,545	6,809,075
Technology hardware, storage and peripherals 1.0%
Diebold Nixdorf, Inc. (B)	222,350	4,547,058
Materials 8.0%		35,566,417
Chemicals 3.0%
Orion Engineered Carbons SA	207,420	4,459,530
Sensient Technologies Corp.	125,240	9,036,066
Containers and packaging 2.3%
Greif, Inc., Class A	169,970	10,274,687
Paper and forest products 2.7%
Deltic Timber Corp.	97,860	7,636,994
Neenah Paper, Inc.	53,840	4,159,140
14	JOHN HANCOCK Small Cap Value Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Real estate 6.1%		$27,004,995
Equity real estate investment trusts 6.1%
Corporate Office Properties Trust	163,810	5,464,702
DiamondRock Hospitality Company	384,212	4,222,490
Education Realty Trust, Inc.	131,726	5,089,893
Ramco-Gershenson Properties Trust	521,480	6,857,462
Summit Hotel Properties, Inc.	361,890	5,370,448
Utilities 2.5%		11,114,009
Electric utilities 0.1%
Westar Energy, Inc.	10,520	539,781
Gas utilities 2.4%
New Jersey Resources Corp.	73,910	3,226,172
Spire, Inc.	60,522	4,629,933
UGI Corp.	31,045	1,533,933
WGL Holdings, Inc.	14,054	1,184,190

	Yield (%)	Shares	Value
Securities lending collateral 4.5%			$19,859,131
(Cost $19,860,027)
John Hancock Collateral Trust (C)	1.2169(D)	1,984,821	19,859,131

	Par value^	Value
Short-term investments 5.6%		$25,000,000
(Cost $25,000,000)
Repurchase agreement 5.6%		25,000,000
Deutsche Bank Tri-Party Repurchase Agreement dated 8-31-17 at 1.080% to be repurchased at $25,000,750 on 9-1-17, collateralized by $25,070,800 U.S. Treasury Notes, 2.000% due 12-31-21 (valued at $25,500,001, including interest)	25,000,000	25,000,000

Total investments (Cost $405,844,027) 106.0%	$470,808,229
Other assets and liabilities, net (6.0%)	(26,719,517)
Total net assets 100.0%	$444,088,712

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	A portion of this security is on loan as of 8-31-17.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(D)	The rate shown is the annualized seven-day yield as of 8-31-17.
At 8-31-17, the aggregate cost of investments for federal income tax purposes was $408,382,208. Net unrealized depreciation aggregated to $62,426,021, of which $94,740,541 related to gross unrealized appreciation and $32,314,520 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Small Cap Value Fund	15

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 8-31-17

Assets
Unaffiliated investments, at value (Cost $385,984,000) including $19,404,261 of securities loaned	$450,949,098
Affiliated investments, at value (Cost $19,860,027)	19,859,131
Cash	89,242
Receivable for investments sold	803,035
Receivable for fund shares sold	360,795
Dividends and interest receivable	388,130
Receivable for securities lending income	37,601
Other receivables and prepaid expenses	20,139
Total assets	472,507,171
Liabilities
Payable for investments purchased	7,636,708
Payable for fund shares repurchased	843,971
Payable upon return of securities loaned	19,862,828
Payable to affiliates
Accounting and legal services fees	10,326
Transfer agent fees	15,358
Trustees' fees	260
Other liabilities and accrued expenses	49,008
Total liabilities	28,418,459
Net assets	$444,088,712
Net assets consist of
Paid-in capital	$356,585,883
Undistributed net investment income	3,165,313
Accumulated net realized gain (loss) on investments, investments and foreign currency transactions	19,375,310
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	64,962,206
Net assets	$444,088,712

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($58,501,917 ÷ 2,903,608 shares)[1]	$20.15
Class I ($99,377,234 ÷ 4,919,546 shares)	$20.20
Class R6 ($730,972 ÷ 36,163 shares)	$20.21
Class NAV ($285,478,589 ÷ 14,133,465 shares)	$20.20
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$21.21

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       16

STATEMENT OF OPERATIONS  For the year ended 8-31-17

Investment income
Dividends	$7,360,885
Non-cash dividends	1,658,412
Securities lending	230,723
Interest	127,840
Total investment income	9,377,860
Expenses
Investment management fees	4,472,233
Distribution and service fees	246,024
Accounting and legal services fees	66,673
Transfer agent fees	201,497
Trustees' fees	7,668
State registration fees	65,430
Printing and postage	46,744
Professional fees	60,828
Custodian fees	54,973
Other	14,149
Total expenses	5,236,219
Less expense reductions	(33,828)
Net expenses	5,202,391
Net investment income	4,175,469
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	21,112,934
Affiliated investments	(2,502)
21,110,432
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(3,601,566)
Affiliated investments	(1,038)
(3,602,604)
Net realized and unrealized gain	17,507,828
Increase in net assets from operations	$21,683,297

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       17

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-17	Year ended 8-31-16
Increase (decrease) in net assets
From operations
Net investment income	$4,175,469	$1,869,892
Net realized gain	21,110,432	19,774,602
Change in net unrealized appreciation (depreciation)	(3,602,604)	22,948,056
Increase in net assets resulting from operations	21,683,297	44,592,550
Distributions to shareholders
From net investment income
Class A	(256,483)	(5,498)
Class I	(534,295)	(182,629)
Class R6	(1,718)	(1,297)
Class NAV	(1,696,593)	(1,303,707)
From net realized gain
Class A	(3,686,805)	(1,334,814)
Class I	(3,889,480)	(2,396,129)
Class R6	(10,982)	(12,073)
Class NAV	(10,558,880)	(11,153,065)
Total distributions	(20,635,236)	(16,389,212)
From fund share transactions	20,091,135	61,250,251
Total increase	21,139,196	89,453,589
Net assets
Beginning of year	422,949,516	333,495,927
End of year	$444,088,712	$422,949,516
Undistributed net investment income	$3,165,313	$1,078,612

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       18

Financial highlights

Class A Shares Period ended	8-31-17	8-31-16	8-31-15	8-31-14[1]
Per share operating performance
Net asset value, beginning of period	$20.18	$18.89	$19.30	$19.26
Net investment income[2]	0.14 [3]	0.02	— [4]	0.04
Net realized and unrealized gain on investments	0.80	2.09	0.51	—
Total from investment operations	0.94	2.11	0.51	0.04
Less distributions
From net investment income	(0.06)	— [5]	— [5]	—
From net realized gain	(0.91)	(0.82)	(0.92)	—
Total distributions	(0.97)	(0.82)	(0.92)	—
Net asset value, end of period	$20.15	$20.18	$18.89	$19.30
Total return (%)[6,7]	4.37	11.55	2.53	0.21	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$59	$86	$9	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	1.52	1.54	1.75	3.27	[8]
Expenses including reductions	1.52	1.53	1.58	1.60	[8]
Net investment income (loss)	0.69 [3]	0.11	(0.02)	0.34	[8]
Portfolio turnover (%)	26	25	22	20	[9]

1	Period from 12-30-13 (inception date) to 8-31-14.
2	Based on average daily shares outstanding.
3	Net investment income per share and the percentage of average net assets reflect special dividends received by the fund, which amounted to $0.12 and 0.57%, respectively.
4	Less than $0.005 per share.
5	Does not reflect the effect of sales charges, if any.
6	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
7	Not annualized.
8	Annualized.
9	The portfolio turnover is shown for the period from 9-1-13 to 8-31-14.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       19

Class I Shares Period ended	8-31-17	8-31-16	8-31-15	8-31-14[1]
Per share operating performance
Net asset value, beginning of period	$20.22	$18.93	$19.34	$19.26
Net investment income[2]	0.20 [3]	0.09	0.04	0.07
Net realized and unrealized gain (loss) on investments	0.82	2.08	0.53	0.01
Total from investment operations	1.02	2.17	0.57	0.08
Less distributions
From net investment income	(0.13)	(0.06)	(0.06)	—
From net realized gain	(0.91)	(0.82)	(0.92)	—
Total distributions	(1.04)	(0.88)	(0.98)	—
Net asset value, end of period	$20.20	$20.22	$18.93	$19.34
Total return (%)[4]	4.70	11.87	2.82	0.42	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$99	$82	$53	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.21	1.22	1.29	14.79	[7]
Expenses including reductions	1.20	1.21	1.27	1.30	[7]
Net investment income	0.96 [3]	0.47	0.21	0.56	[7]
Portfolio turnover (%)	26	25	22	20	[8]

1	Period from 12-30-13 (inception date) to 8-31-14.
2	Based on average daily shares outstanding.
3	Net investment income per share and the percentage of average net assets reflect special dividends received by the fund, which amounted to $0.12 and 0.57%, respectively.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 9-1-13 to 8-31-14.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       20

Class R6 Shares Period ended	8-31-17	8-31-16	8-31-15	8-31-14[1]
Per share operating performance
Net asset value, beginning of period	$20.23	$18.94	$19.36	$19.26
Net investment income[2]	0.17 [3]	0.11	0.08	0.08
Net realized and unrealized gain on investments	0.86	2.09	0.52	0.02
Total from investment operations	1.03	2.20	0.60	0.10
Less distributions
From net investment income	(0.14)	(0.09)	(0.10)	—
From net realized gain	(0.91)	(0.82)	(0.92)	—
Total distributions	(1.05)	(0.91)	(1.02)	—
Net asset value, end of period	$20.21	$20.23	$18.94	$19.36
Total return (%)[4]	4.78	12.02	3.00	0.52	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	— [6]	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.12	1.13	7.67	20.70	[7]
Expenses including reductions	1.11	1.10	1.09	1.12	[7]
Net investment income	0.83 [3]	0.59	0.40	0.66	[7]
Portfolio turnover (%)	26	25	22	20	[8]

1	Period from 12-30-13 (inception date) to 8-31-14.
2	Based on average daily shares outstanding.
3	Net investment income per share and the percentage of average net assets reflect special dividends received by the fund, which amounted to $0.12 and 0.57%, respectively.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 9-1-13 to 8-31-14.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       21

Class NAV Shares Period ended	8-31-17	8-31-16	8-31-15	8-31-14	8-31-13
Per share operating performance
Net asset value, beginning of period	$20.22	$18.94	$19.35	$18.47	$16.57
Net investment income[1]	0.22 [2]	0.10	0.09	0.11	0.09
Net realized and unrealized gain on investments	0.82	2.10	0.52	2.81	3.63
Total from investment operations	1.04	2.20	0.61	2.92	3.72
Less distributions
From net investment income	(0.15)	(0.10)	(0.10)	(0.04)	(0.22)
From net realized gain	(0.91)	(0.82)	(0.92)	(2.00)	(1.60)
Total distributions	(1.06)	(0.92)	(1.02)	(2.04)	(1.82)
Net asset value, end of period	$20.20	$20.22	$18.94	$19.35	$18.47
Total return (%)[3]	4.80	12.01	3.05	15.88	24.20
Ratios and supplemental data
Net assets, end of period (in millions)	$285	$255	$271	$215	$143
Ratios (as a percentage of average net assets):
Expenses before reductions	1.10	1.11	1.12	1.12	1.11
Expenses including reductions	1.10	1.10	1.09	1.12	1.11
Net investment income	1.02	0.59	0.48	0.59	0.51
Portfolio turnover (%)	26	25	22	20	19

1	Based on average daily shares outstanding.
2	Net investment income per share and the percentage of average net assets reflect special dividends received by the fund, which amounted to $0.12 and 0.57%, respectively.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       22

Notes to financial statements

Note 1 — Organization

John Hancock Small Cap Value Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       23

The following is a summary of the values by input classification of the fund's investments as of August 31, 2017, by major security category or type:

	Total value at 8-31-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Consumer discretionary	$12,172,323	$12,172,323	—	—
Consumer staples	17,988,063	5,949,502	$12,038,561	—
Energy	19,314,202	19,314,202	—	—
Financials	94,908,477	94,908,477	—	—
Health care	30,904,327	30,904,327	—	—
Industrials	134,697,842	127,281,676	7,416,166	—
Information technology	42,278,443	42,278,443	—	—
Materials	35,566,417	35,566,417	—	—
Real estate	27,004,995	27,004,995	—	—
Utilities	11,114,009	11,114,009	—	—
Securities lending collateral	19,859,131	19,859,131	—	—
Short-term investments	25,000,000	—	25,000,000	—
Total investments in securities	$470,808,229	$426,353,502	$44,454,727	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends are recorded at the fair market value of the securities received. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       24

market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of August 31, 2017, the fund loaned common stocks valued at $19,404,261 and received $19,862,828 of cash collateral.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might have the ability to require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 29, 2017, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for certain fund and subject to the need of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 29, 2017, the fund had a similar agreement that enabled it to participate in a $1 billion unsecured committed line of credit. For the year ended August 31, 2017, the fund had no borrowings under either line of credit. Commitment fees for the year ended August 31, 2017 were $3,951.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       25

assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of August 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

The tax character of distributions for the years ended August 31, 2017 and 2016 was as follows:

	August 31, 2017	August 31, 2016
Ordinary income	$4,788,136	$5,969,198
Long-term capital gains	15,847,100	10,420,014
Total	$20,635,236	$16,389,212

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2017, the components of distributable earnings on a tax basis consisted of $6,500,137 of undistributed ordinary income and $18,578,667 of long-term capital gains.

Such distributions and distributable earnings on a tax basis are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management contract with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis, to the sum of: (a) 1.10% of the first $100 million of the fund's

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       26

aggregate net assets and (b) 1.05% of the next $500 million of the fund's aggregate net assets and (c) 1.00% of the fund's aggregate net assets in excess of $600 million. Aggregate net assets include the net assets of the fund and Small Cap Value Trust, a series of John Hancock Variable Insurance Trust. The Advisor has a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2017, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has agreed to contractually waive and/or reimburse fund expense for Class A and Class I shares, to the extent that the expenses for each class exceed 1.55% and 1.25%, respectively, of the average net assets attributable to the classes. This limit excludes taxes, brokerage commissions, interest expense, acquired fund fees, short dividend expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business. The fee waiver and/or reimbursement will continue in effect until December 31, 2017, unless renewed by mutual agreement of the fund and the Advisor based upon a determination of that this is appropriate under the circumstances at that time.

The Advisor has voluntarily agreed to waive and/or reimburse a portion of its management fee if certain expenses of the fund exceed 0.20% of average net assets. Expenses excluded from this waiver include taxes, brokerage commissions, interest expense, acquired fund fees, short dividend expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, management fees and class specific expenses. This voluntary expense reimbursement may be terminated at any time by the Advisor on notice to the fund.

Prior to January 1, 2017, the Advisor had contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceeded 0.00% of average net assets, on an annualized basis attributable to the class.

The expense reductions described above amounted to the following for the year ended August 31, 2017:

Class	Expense reduction	Class	Expense reduction
Class A	$6,368	Class NAV	$19,955
Class I	7,464	Total	$33,828
Class R6	41

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2017 were equivalent to a net annual effective rate of 1.02% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended August 31, 2017 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the contractual rate of 0.30% for Class A shares for distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets.

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Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $197,915 for the year ended August 31, 2017. Of this amount, $33,742 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $158,744 was paid as sales commissions to broker-dealers and $5,429 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2017, CDSCs received by the Distributer amounted to $271 for Class A shares.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended August 31, 2017 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$246,024	$98,342
Class I	—	103,104
Class R6	—	51
Total	$246,024	$201,497

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the years ended August 31, 2017 and 2016 were as follows:

		Year ended 8-31-17		Year ended 8-31-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	1,864,118	$39,250,911	4,559,129	$86,267,366
Distributions reinvested	182,100	3,927,901	71,854	1,340,077
Repurchased	(3,394,223)	(71,014,604)	(859,605)	(16,279,420)
Net increase (decrease)	(1,348,005)	($27,835,792)	3,771,378	$71,328,023

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		Year ended 8-31-17		Year ended 8-31-16
	Shares	Amount	Shares	Amount
Class I shares
Sold	1,608,474	$33,510,787	1,595,184	$29,907,344
Distributions reinvested	200,692	4,330,928	137,553	2,565,370
Repurchased	(949,879)	(19,765,784)	(487,879)	(9,268,960)
Net increase	859,287	$18,075,931	1,244,858	$23,203,754
Class R6 shares
Sold	26,087	$546,599	2,258	$43,178
Distributions reinvested	588	12,700	464	8,652
Repurchased	(653)	(13,668)	(6,999)	(130,196)
Net increase (decrease)	26,022	$545,631	(4,277)	($78,366)
Class NAV shares
Sold	3,242,058	$65,697,808	164,566	$3,070,190
Distributions reinvested	568,436	12,255,473	668,640	12,456,772
Repurchased	(2,279,325)	(48,647,916)	(2,530,459)	(48,730,122)
Net increase (decrease)	1,531,169	$29,305,365	(1,697,253)	($33,203,160)
Total net increase	1,068,473	$20,091,135	3,314,706	$61,250,251

Affiliates of the fund owned 100% of shares of Class NAV on August 31, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $110,473,022 and $106,829,836, respectively, for the year ended August 31, 2017.

Note 7 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At August 31, 2017, funds within the John Hancock group of funds complex held 64.3% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliate concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	19.8%
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	16.1%
John Hancock Funds II Multimanager Lifestyle Aggressive Portfolio	10.1%
John Hancock Funds II Multimanager Lifestyle Moderate Portfolio	5.7%

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Small Cap Value Fund (the "Fund") as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, brokers, and transfer agent, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 23, 2017

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2017.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $15,847,100 in capital gain dividends.

Eligible shareholders will be mailed a 2017 Form 1099-DIV in early 2017. This will reflect the tax character of all distributions paid in calendar year 2017.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Wellington Management Company LLP (the Subadvisor), for John Hancock Small Cap Value Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 19-22, 2017 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 22-24, 2017.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 19-22, 2017, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be

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based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

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(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index and peer group for the one-year period and outperformed its benchmark index and peer group for the three-year period ended December 31, 2016. The Board took into account management's discussion of the fund's performance, including favorable performance relative to the benchmark index and peer group for the three-year period. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds and the fund's respective benchmark over the longer-term.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and total expenses were higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the overall management fee, the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
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(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length;
(j)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the mutual fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
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(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(1)	the subadvisory fee for the fund and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(2)	information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

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Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund's respective benchmark over the longer-term;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	225
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2005	225
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	225
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	225
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2008	225
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       38

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2008	225
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	225
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2005	225

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2012	225
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       39

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2012	225
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	225

President and Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

James R. Boyle, Born: 1959	2015	225
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Warren A. Thomson, Born: 1955	2012	225
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       40

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 39 other John Hancock funds consisting of 29 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       41

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Wellington Management Company LLP

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       42

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Small Cap Value Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF399106	439A 8/17 10/17

John Hancock

Redwood Fund

Annual report 8/31/17

A message to shareholders

Dear shareholder,

Equity markets generally delivered solid gains over the past year, supported by rising economic activity, stronger corporate earnings, and low levels of inflation. With the U.S. bull market in its ninth year, investors in U.S. equities should expect more tempered returns going forward, given high valuations and tightening monetary policy. Indeed non-U.S. markets recently reversed a multi-year bout of underperformance and have begun to outpace those in the United States as growth strengthens around the world.

Advancing the interests of fund shareholders

One of our primary goals is to advance the interests of our fund shareholders wherever possible. To that end, we recently announced our third round of expense reductions this year, targeting six mutual funds and two closed-end funds that together represent more than $6.9 billion in assets under management. Details can be found at jhinvestments.com.

In addition, we recently learned that fund researcher Morningstar, Inc. formally recognized our shareholder friendly initiatives by upgrading our parent pillar rating—a key component of the Morningstar Analyst Rating system—to positive, the highest possible rating. Morningstar evaluates select funds and their parent firms based on intensive research, including on-site due diligence. They focused on such factors as whether our portfolio managers invest meaningfully in the funds they manage, the quality of our risk management, our corporate culture, and our commitment to recognizing shareholder interests—in other words, how effective we are as stewards of investor capital. We're proud to have been recognized by Morningstar for our efforts and we're committed to continue our work of furthering the interests of our shareholders.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee investment returns and does not eliminate risk of loss. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Redwood Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
17	Financial statements
20	Financial highlights
25	Notes to financial statements
32	Auditor's report
33	Continuation of investment advisory and subadvisory agreements
39	Trustees and Officers
43	More information

ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation with a high degree of downside protection and reduced volatility relative to the broad U.S. equity market.

AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/17 (%)

The Bank of America Merrill Lynch U.S. Treasury Bill 3-Month Index tracks the performance of three month U.S. treasury bills.

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

1	Class A shares were first offered on 12-30-13. The returns prior to this date are those of Class NAV shares that have been recalculated to apply the gross fees and expenses of Class A shares.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Election, earnings boost U.S. equities

U.S. stocks rallied following the election of Donald Trump and maintained their positive momentum on the strength of improving corporate earnings results and steady economic growth.

Single-stock volatility drove performance

The fund outperformed its primary benchmark, the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill 3-Month Index, thanks to increases in stock volatility, but underperformed the broader-based S&P 500 Index due to its limited equity exposure.

Declining correlations helped performance

Stocks were more influenced by fundamentals, causing correlations between individual stocks to recede and price movements to increase, creating a more conducive environment for the fund's buy/write strategy.

PORTFOLIO COMPOSITION AS OF 8/31/17 (%)

A note about risks

While the fund seeks to limit losses through options and other strategies, it may still lose money. The stock prices of midsize and small companies can change more frequently and dramatically than those of large companies. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Investments in initial public offerings are often volatile. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Derivatives transactions, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Investing in an exchange-traded fund generally reflects the risks of investing in the underlying securities it is designed to track. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       3

Discussion of fund performance

An interview with Portfolio Manager Todd G. Hawthorne, Boston Partners

Todd G. Hawthorne
Portfolio Manager
Boston Partners

What factors most influenced the U.S. economy and equity markets during the 12 months ended August 31, 2017?

U.S. equity markets moved steadily higher, boosted initially by the presidential election of Donald Trump and his reflationary policy agenda, and later by improving corporate earnings and sustained economic growth. Trump's proposals for tax cuts, deregulation, and increased infrastructure spending failed to gain traction in the administration's first eight months in office due to political differences within the Republican majority in Congress. Nevertheless, broad market indexes continued to set all-time highs on solid company profit growth, with the S&P 500 Index rising 16.23%. The annual rate of GDP growth reached 3.0% in the second quarter of 2017, while the unemployment rate touched a 16-year low of 4.3% during the period, signaling steady economic expansion.

Responding to these improvements, the U.S. Federal Reserve raised its short-term interest-rate target three times during the period for a total increase of 75 basis points. The rate increases led financials to be the best-performing sector, followed by information technology and industrials. The 10-year U.S. Treasury yield rose 54 basis points higher, causing the income-oriented real estate and consumer staples sectors to lag. For much of the period, there was pressure on crude oil prices, which caused the energy sector to endure losses.

Equity market volatility was muted for most of the period. Volatility did briefly spike several times, including the days leading up to the election and in August as North Korea's provocative missile tests raised geopolitical tensions in Asia. There were upward movements in single-stock volatility relative to the overall market volatility, as measured by the CBOE Volatility Index (VIX). More stocks are now trading on individual fundamentals, such as earnings, rather than market-wide factors. Such an environment causes correlations between individual stocks to recede and the amplitude of stock price movements stocks to increase. As a result, we have been able to effectively capture

ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       4

"More stocks are now trading on individual fundamentals, such as earnings, rather than market-wide factors."
yields from our equity option strategy of buying long positions and selling covered calls in the same security.

How did the volatility environment impact fund performance compared to the overall stock market and the fund's benchmark, the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index?

The fund's strategy seeks to generate performance by capturing the financial impact of single-stock call options primarily by investing long in the stock and short a call option in the same stock. However, we need consistent levels of normal to above-average levels of single-stock volatility to do so. The VIX was rangebound between 10 and 16 for most of the period, consistently lower than the historical average range of 18 to 20. Such muted volatility, as well as the fund's low beta compared to pure equity benchmarks, caused it to lag the broader-based S&P 500 Index. However, the fund did generate a solidly positive return, collecting sufficient yield to outperform its benchmark.

What were the main positive drivers of performance?

The fund received significant contributions from a trio of buy/write positions, including global bank Citigroup, Inc. Citi benefited from rising interest rates, a postelection rally in the financials sector, and positive stress tests that enabled it to return more capital to shareholders. A buy/write position in Delta Air Lines, Inc. was another top contributor, as the company profited from firming ticket

SECTOR COMPOSITION AS OF 8/31/17 (%)

ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       5

"While the fund's absolute performance lagged the overall equity market, we have been successful in capturing yields in a subdued volatility regime and results have been trending upward."
prices as it reduced capacity. Performance was also supported by a buy/write position in iPhone maker Apple, Inc., which benefited from robust growth in its high margin services businesses and improved sentiment due to new product launches.

What were the primary detractors from performance for the period?

Fund performance was negatively affected by several unprofitable buy/write positions. Generic drugmaker Teva Pharmaceutical Industries, Ltd. was the largest detractor from performance primarily due to generic competition. An option on toy maker Mattel, Inc. was another detractor, as it lost a major contract for Disney-branded merchandise to rival Hasbro, Inc., which is not held by the fund. Drug distributor McKesson Corp. and pharmacy chain CVS Health Corp. also weighed on performance, as both were hurt by competitive pressures in their respective markets. Positions in Teva and McKesson were unwound prior to period end.

What major changes did you make to the portfolio during the period?

We took advantage of short bouts of volatility related to the U.S. presidential election to add several positions at high single-digit yields including BorgWarner Inc. and Hanesbrands, Inc. Later in the period, the fund initiated additional buy/write positions in Nuance Communications, Inc., Verizon

TOP 10 HOLDINGS AS OF 8/31/17 (%)

Citigroup, Inc.	8.9
Apple, Inc.	7.2
Delta Air Lines, Inc.	5.2
Diamondback Energy, Inc.	4.0
Legg Mason, Inc.	3.4
Celgene Corp.	3.3
Time Warner, Inc.	3.1
Walgreens Boots Alliance, Inc.	3.2
Comcast Corp., Class A	2.9
BorgWarner, Inc.	2.6
TOTAL	43.8
As a percentage of total investments.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       6

Communications, Inc. and Lowe's Companies, Inc. among others, while closing positions in The Goodyear Tire & Rubber Company, Coach, Inc., and Visa, Inc.

Over the course of the period, these transactions increased the fund's exposure to the consumer discretionary, energy, and technology sectors while reducing its allocation to financials and healthcare.

How was the fund positioned at the end of the period?

The fund requires periods of normal to higher volatility to capture meaningful yields from the equity call options we purchase. While the fund's absolute performance lagged the overall equity market, we have been successful in capturing yields in a subdued volatility regime and results have been trending upward. We believe global interest-rate normalization and rising geopolitical tensions could revert to a volatility environment that's close to the historical average. In such a regime, we should be able to collect attractive yields, while continuing to offer significant downside protection in the event of an equity pullback.

MANAGED BY

Todd G. Hawthorne On the fund since inception Investing since 1997

The views expressed in this report are exclusively those of Todd G. Hawthorne, Boston Partners, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Boston Partners is an investment division of Robeco Investment Management, Inc.
ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  AUGUST 31, 2017

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception[1]	5-year	Since inception[1]
Class A2	-0.75	1.72	2.73	8.91	17.30
Class C2	2.83	2.02	2.85	10.51	18.11
Class I2,3	4.82	3.10	3.96	16.50	25.85
Class R6[2,3]	5.00	3.25	4.10	17.36	26.90
Class NAV[3]	5.00	3.25	4.10	17.36	26.86
Index 1†	0.62	0.20	0.18	1.03	1.09
Index 2†	16.23	14.34	16.23	95.43	143.82

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the contingent deferred sales charges (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R6	Class NAV
Gross/Net (%)	1.65	2.35	1.33	1.24	1.22

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the Bank of America Merrill Lynch U.S. Treasury Bill 3-Month Index; Index 2 is the S&P 500 Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Redwood Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class C2,4	9-29-11	11,811	11,811	10,109	24,382
Class I2,3	9-29-11	12,585	12,585	10,109	24,382
Class R6[2,3]	9-29-11	12,690	12,690	10,109	24,382
Class NAV[3]	9-29-11	12,686	12,686	10,109	24,382

The Bank of America Merrill Lynch U.S. Treasury Bill 3-Month Index tracks the performance of three month U.S. treasury bills.

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 9-29-11.
2	Class A, Class I, and Class R6 shares were first offered on 12-30-13; Class C shares were first offered on 6-27-14. The returns prior to these dates are those of Class NAV shares that have been recalculated to apply the gross fees and expenses of Class A, Class I, Class R6, and Class C shares, as applicable.
3	For certain types of investors, as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on March 1, 2017, with the same investment held until August 31, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2017, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on March 1, 2017, with the same investment held until August 31, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2017	Ending value on 8-31-2017	Expenses paid during period ended 8-31-2017[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,025.30	$9.60	1.88%
	Hypothetical example for comparison purposes	1,000.00	1,015.70	9.55	1.88%
Class C	Actual expenses/actual returns	1,000.00	1,022.80	13.10	2.57%
	Hypothetical example for comparison purposes	1,000.00	1,012.20	13.03	2.57%
Class I	Actual expenses/actual returns	1,000.00	1,028.00	7.92	1.55%
	Hypothetical example for comparison purposes	1,000.00	1,017.40	7.88	1.55%
Class R6	Actual expenses/actual returns	1,000.00	1,028.80	7.52	1.47%
	Hypothetical example for comparison purposes	1,000.00	1,017.80	7.48	1.47%
Class NAV	Actual expenses/actual returns	1,000.00	1,028.80	7.11	1.39%
	Hypothetical example for comparison purposes	1,000.00	1,018.20	7.07	1.39%

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       11

Fund’s investments
AS OF 8-31-17
	Shares	Value
Common stocks 100.8%		$101,157,944
(Cost $89,164,637)
Consumer discretionary 26.6%		26,719,411
Auto components 4.9%
BorgWarner, Inc.	66,500	3,086,265
Delphi Automotive PLC	19,000	1,831,600
Hotels, restaurants and leisure 1.1%
Las Vegas Sands Corp.	17,300	1,076,233
Leisure products 0.5%
Mattel, Inc.	30,000	486,600
Media 10.0%
Comcast Corp., Class A	84,200	3,419,362
Liberty Global PLC, Series C (A)	59,800	1,975,194
Time Warner, Inc.	36,500	3,690,150
Twenty-First Century Fox, Inc., Class A	35,900	990,481
Specialty retail 5.2%
Best Buy Company, Inc.	45,800	2,485,108
Lowe's Companies, Inc.	36,800	2,719,152
Textiles, apparel and luxury goods 4.9%
Hanesbrands, Inc.	96,000	2,328,960
Michael Kors Holdings, Ltd. (A)	62,300	2,630,306
Consumer staples 5.7%		5,750,000
Beverages 2.0%
Constellation Brands, Inc., Class A	10,000	2,001,000
Food and staples retailing 3.7%
Walgreens Boots Alliance, Inc.	46,000	3,749,000
Energy 8.0%		7,991,210
Oil, gas and consumable fuels 8.0%
Diamondback Energy, Inc. (A)	51,500	4,675,685
EOG Resources, Inc.	20,000	1,699,800
Parsley Energy, Inc., Class A (A)	64,500	1,615,725
Financials 21.7%		21,756,113
Banks 13.4%
Bank of America Corp.	55,200	1,318,728
Citigroup, Inc.	154,100	10,483,423
Wells Fargo & Company	32,900	1,680,203
Capital markets 6.0%
Legg Mason, Inc.	104,000	3,971,760
TD Ameritrade Holding Corp.	47,300	2,049,036
Consumer finance 2.3%
Capital One Financial Corp.	28,300	2,252,963
12	JOHN HANCOCK Redwood Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Health care 9.6%		$9,692,713
Biotechnology 5.1%
Celgene Corp. (A)	27,900	3,876,147
Gilead Sciences, Inc.	15,000	1,255,650
Health care providers and services 1.7%
HCA Healthcare, Inc. (A)	22,400	1,761,984
Pharmaceuticals 2.8%
Allergan PLC	7,800	1,789,944
Merck & Company, Inc.	15,800	1,008,988
Industrials 6.1%		6,125,262
Airlines 6.1%
Delta Air Lines, Inc.	129,800	6,125,262
Information technology 21.0%		21,036,540
Internet software and services 3.1%
Alphabet, Inc., Class A (A)	3,200	3,056,768
Semiconductors and semiconductor equipment 5.3%
Broadcom, Ltd.	10,000	2,520,700
Cypress Semiconductor Corp.	146,700	2,008,323
QUALCOMM, Inc.	15,700	820,639
Software 4.1%
Microsoft Corp.	21,700	1,622,509
Nuance Communications, Inc. (A)	154,300	2,479,601
Technology hardware, storage and peripherals 8.5%
Apple, Inc.	52,000	8,528,000
Telecommunication services 2.1%		2,086,695
Diversified telecommunication services 2.1%
Verizon Communications, Inc.	43,500	2,086,695

	Yield (%)	Shares	Value
Short-term investments 16.7%			$16,764,693
(Cost $16,764,693)
Money market funds 16.7%			16,764,693
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.9295(B)	16,764,693	16,764,693

Total investments (Cost $105,929,330) 117.5%	$117,922,637
Other assets and liabilities, net (17.5%)	(17,597,015)
Total net assets 100.0%	$100,325,622

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 8-31-17.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Redwood Fund	13

DERIVATIVES
WRITTEN OPTIONS
Options on securities
Counterparty (OTC)/ Exchange-traded	Name of issuer		Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Calls
Exchange-traded	Allergan PLC	USD	195.00	Nov 2017	78	7,800	$303,566	$(284,895)
Exchange-traded	Alphabet, Inc.	USD	880.00	Sep 2017	21	2,100	180,952	(160,230)
Exchange-traded	Alphabet, Inc.	USD	850.00	Jan 2018	11	1,100	130,864	(135,300)
Exchange-traded	Apple, Inc.	USD	130.00	Nov 2017	200	20,000	385,383	(695,000)
Exchange-traded	Apple, Inc.	USD	135.00	Dec 2017	200	20,000	385,383	(606,500)
Exchange-traded	Apple, Inc.	USD	135.00	Jan 2018	60	6,000	130,915	(184,350)
Exchange-traded	Apple, Inc.	USD	135.00	Feb 2018	60	6,000	134,814	(187,500)
Exchange-traded	Bank of America Corp.	USD	20.00	Sep 2017	107	10,700	41,403	(41,998)
Exchange-traded	Bank of America Corp.	USD	18.00	Jun 2018	445	44,500	266,975	(278,125)
Exchange-traded	Best Buy Company, Inc.	USD	45.00	Dec 2017	458	45,800	605,443	(459,145)
Exchange-traded	BorgWarner, Inc.	USD	30.00	Jan 2018	665	66,500	601,166	(1,103,900)
Exchange-traded	Broadcom, Ltd.	USD	185.00	Jan 2018	100	10,000	423,686	(689,500)
Exchange-traded	Capital One Financial Corp.	USD	65.00	Dec 2017	133	13,300	175,151	(204,820)
Exchange-traded	Capital One Financial Corp.	USD	72.50	Jan 2018	150	15,000	192,589	(141,000)
Exchange-traded	Celgene Corp.	USD	100.00	Jan 2018	279	27,900	723,699	(1,109,723)
Exchange-traded	Citigroup, Inc.	USD	52.50	Jan 2018	1,541	154,100	1,909,196	(2,477,154)
Exchange-traded	Comcast Corp.	USD	31.25	Sep 2017	842	84,200	404,976	(802,005)
Exchange-traded	Constellation Brands, Inc.	USD	150.00	Oct 2017	100	10,000	188,692	(506,000)
Exchange-traded	Cypress Semiconductor Corp.	USD	11.00	Dec 2017	742	74,200	250,017	(217,035)
Exchange-traded	Cypress Semiconductor Corp.	USD	11.00	Jan 2018	725	72,500	240,663	(217,500)
Exchange-traded	Delphi Automotive PLC	USD	75.00	Jan 2018	190	19,000	300,565	(425,600)
Exchange-traded	Delta Air Lines, Inc.	USD	40.00	Jan 2018	1,298	129,800	1,688,608	(1,044,890)
Exchange-traded	Diamondback Energy, Inc.	USD	80.00	Dec 2017	515	51,500	1,008,841	(684,950)
Exchange-traded	EOG Resources, Inc.	USD	80.00	Jan 2018	200	20,000	450,934	(168,500)
Exchange-traded	Gilead Sciences, Inc.	USD	67.50	Feb 2018	150	15,000	137,541	(250,500)
Exchange-traded	Hanesbrands, Inc.	USD	19.00	Jan 2018	960	96,000	363,448	(528,000)
Exchange-traded	HCA Healthcare, Inc.	USD	77.50	Sep 2017	224	22,400	261,258	(41,440)
Exchange-traded	Las Vegas Sands Corp.	USD	52.50	Dec 2017	173	17,300	144,790	(163,918)
Exchange-traded	Legg Mason, Inc.	USD	30.00	Jan 2018	1,040	104,000	789,132	(868,400)
Exchange-traded	Liberty Global PLC	USD	30.00	Oct 2017	598	59,800	283,420	(203,320)
14	JOHN HANCOCK Redwood Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

WRITTEN OPTIONS (continued)
Options on securities
Counterparty (OTC)/ Exchange-traded	Name of issuer		Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Exchange-traded	Lowe's Companies, Inc.	USD	65.00	Jan 2018	241	24,100	$213,704	$(245,820)
Exchange-traded	Lowe's Companies, Inc.	USD	70.00	Apr 2018	127	12,700	70,595	(94,298)
Exchange-traded	Mattel, Inc.	USD	22.00	Jan 2018	300	30,000	59,686	(2,250)
Exchange-traded	Merck & Company, Inc.	USD	57.50	Oct 2017	158	15,800	130,656	(101,120)
Exchange-traded	Michael Kors Holdings, Ltd.	USD	32.50	Jan 2018	623	62,300	386,225	(651,035)
Exchange-traded	Microsoft Corp.	USD	60.00	Jan 2018	217	21,700	214,165	(331,468)
Exchange-traded	Nuance Communications, Inc.	USD	16.00	Jan 2018	546	54,600	194,894	(66,885)
Exchange-traded	Nuance Communications, Inc.	USD	15.00	Jan 2018	550	55,000	222,171	(100,375)
Exchange-traded	Nuance Communications, Inc.	USD	14.00	Jan 2018	447	44,700	155,086	(113,985)
Exchange-traded	Parsley Energy, Inc.	USD	22.50	Dec 2017	365	36,500	228,834	(131,400)
Exchange-traded	Parsley Energy, Inc.	USD	22.50	Mar 2018	280	28,000	166,584	(120,400)
Exchange-traded	QUALCOMM, Inc.	USD	57.50	Oct 2017	157	15,700	31,706	(3,611)
Exchange-traded	TD Ameritrade Holding Corp.	USD	33.00	Nov 2017	273	27,300	161,328	(286,650)
Exchange-traded	TD Ameritrade Holding Corp.	USD	40.00	Feb 2018	200	20,000	144,388	(96,000)
Exchange-traded	Time Warner, Inc.	USD	87.50	Jan 2018	365	36,500	467,905	(552,975)
Exchange-traded	Twenty-First Century Fox, Inc.	USD	25.00	Jan 2018	359	35,900	142,504	(118,470)
Exchange-traded	Verizon Communications, Inc.	USD	45.00	Jan 2018	435	43,500	142,223	(153,338)
Exchange-traded	Walgreens Boots Alliance, Inc.	USD	77.50	Jan 2018	272	27,200	271,166	(176,800)
Exchange-traded	Walgreens Boots Alliance, Inc.	USD	72.50	Jan 2018	188	18,800	218,255	(194,110)
Exchange-traded	Wells Fargo & Company	USD	47.50	Oct 2017	329	32,900	261,864	(134,890)
							$16,988,009	$(18,557,078)
Puts
Exchange-traded	Capital One Financial Corp.	USD	70.00	Sep 2017	147	14,700	$20,250	$(588)
Exchange-traded	Cisco Systems, Inc.	USD	27.00	Jan 2018	427	42,700	70,436	(13,237)
Exchange-traded	Parsley Energy, Inc.	USD	25.00	Sep 2017	650	65,000	79,920	(40,625)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Redwood Fund	15

WRITTEN OPTIONS (continued)
Options on securities
Counterparty (OTC)/ Exchange-traded	Name of issuer		Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Exchange-traded	Verizon Communications, Inc.	USD	43.00	Jan 2018	235	23,500	$37,862	$(16,685)
							$208,468	$(71,135)
							$17,196,477	$(18,628,213)

Derivatives currency abbreviations
USD	U.S. Dollar
At 8-31-17, the aggregate cost of investments for federal income tax purposes was $93,460,386. Net unrealized appreciation aggregated to $5,834,038, of which $9,213,237 related to gross unrealized appreciation and $3,379,199 related to gross unrealized depreciation.
OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.
16	JOHN HANCOCK Redwood Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 8-31-17

Assets
Investments, at value (Cost $105,929,330)	$117,922,637
Receivable for investments sold	847,132
Receivable for fund shares sold	87,486
Dividends and interest receivable	143,413
Other receivables and prepaid expenses	33,134
Total assets	119,033,802
Liabilities
Payable for fund shares repurchased	37,578
Written options, at value (premium received $17,196,477)	18,628,213
Payable to affiliates
Accounting and legal services fees	2,451
Transfer agent fees	655
Trustees' fees	235
Other liabilities and accrued expenses	39,048
Total liabilities	18,708,180
Net assets	$100,325,622
Net assets consist of
Paid-in capital	$98,878,707
Accumulated net realized gain (loss) on investments and options written	(9,114,656)
Net unrealized appreciation (depreciation) on investments and options written	10,561,571
Net assets	$100,325,622

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($558,623 ÷ 53,082 shares)[1]	$10.52
Class C ($125,417 ÷ 12,169 shares)[1]	$10.31
Class I ($5,127,139 ÷ 481,486 shares)	$10.65
Class R6 ($11,886,620 ÷ 1,109,127 shares)	$10.72
Class NAV ($82,627,823 ÷ 7,709,344 shares)	$10.72
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$11.07

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       17

STATEMENT OF OPERATIONS  For the year ended 8-31-17

Investment income
Dividends	$2,130,198
Interest	339,476
Total investment income	2,469,674
Expenses
Investment management fees	2,758,339
Distribution and service fees	2,199
Accounting and legal services fees	37,850
Transfer agent fees	10,706
Trustees' fees	7,376
State registration fees	58,487
Printing and postage	22,137
Professional fees	78,008
Custodian fees	34,052
Other	29,037
Total expenses	3,038,191
Less expense reductions	(19,434)
Net expenses	3,018,757
Net investment loss	(549,083)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	31,458,147
Written options	(14,186,549)
17,271,598
Change in net unrealized appreciation (depreciation) of
Investments	(6,662,687)
Written options	1,273,022
(5,389,665)
Net realized and unrealized gain	11,881,933
Increase in net assets from operations	$11,332,850

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       18

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-17	Year ended 8-31-16
Increase (decrease) in net assets
From operations
Net investment loss	($549,083)	($192,207)
Net realized gain (loss)	17,271,598	(15,018,298)
Change in net unrealized appreciation (depreciation)	(5,389,665)	24,082,991
Increase in net assets resulting from operations	11,332,850	8,872,486
Distributions to shareholders
From net realized gain
Class A	—	(41,209)
Class C	—	(11,471)
Class I	—	(2,331,058)
Class R6	—	(839,786)
Class NAV	—	(36,932,923)
Total distributions	—	(40,156,447)
From fund share transactions	(383,449,717)	(49,614,550)
Total decrease	(372,116,867)	(80,898,511)
Net assets
Beginning of year	472,442,489	553,341,000
End of year	$100,325,622	$472,442,489
Accumulated net investment loss	-	($172,882)

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       19

Financial highlights

Class A Shares Period ended	8-31-17	8-31-16	8-31-15	8-31-14[1]
Per share operating performance
Net asset value, beginning of period	$10.07	$10.73	$11.52	$11.28
Net investment loss[2]	(0.05)	(0.05)	(0.08)	(0.08)
Net realized and unrealized gain (loss) on investments	0.50	0.20	(0.17)	0.32
Total from investment operations	0.45	0.15	(0.25)	0.24
Less distributions
From net realized gain	—	(0.81)	(0.54)	—
Net asset value, end of period	$10.52	$10.07	$10.73	$11.52
Total return (%)[3,4]	4.47	1.50	(2.24)	2.13	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	— [6]	$1	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.76	1.60	3.12	6.19	[7]
Expenses including reductions	1.76	1.59	1.70	1.62	[7]
Net investment loss	(0.45)	(0.45)	(0.74)	(1.07	) [7]
Portfolio turnover (%)	124	82	89	86	[8]

1	The inception date for Class A shares is 12-30-13.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Does not reflect the effect of sales charges, if any.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 9-1-13 to 8-31-14.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       20

Class C Shares Period ended	8-31-17	8-31-16	8-31-15	8-31-14[1]
Per share operating performance
Net asset value, beginning of period	$9.93	$10.67	$11.53	$11.46
Net investment loss[2]	(0.12)	(0.12)	(0.16)	(0.04)
Net realized and unrealized gain (loss) on investments	0.50	0.19	(0.16)	0.11
Total from investment operations	0.38	0.07	(0.32)	0.07
Less distributions
From net realized gain	—	(0.81)	(0.54)	—
Net asset value, end of period	$10.31	$9.93	$10.67	$11.53
Total return (%)[3,4]	3.83	0.72	(2.86)	0.61	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	— [6]	— [6]	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.44	2.30	8.25	19.72	[7]
Expenses including reductions	2.44	2.29	2.40	2.40	[7]
Net investment loss	(1.23)	(1.16)	(1.46)	(1.91	) [7]
Portfolio turnover (%)	124	82	89	86	[8]

1	The inception date for Class C shares is 6-27-14.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Does not reflect the effect of sales charges, if any.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 9-1-13 to 8-31-14.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       21

Class I Shares Period ended	8-31-17	8-31-16	8-31-15	8-31-14[1]
Per share operating performance
Net asset value, beginning of period	$10.16	$10.79	$11.54	$11.28
Net investment loss[2]	(0.03)	(0.02)	(0.04)	(0.06)
Net realized and unrealized gain (loss) on investments	0.52	0.20	(0.17)	0.32
Total from investment operations	0.49	0.18	(0.21)	0.26
Less distributions
From net realized gain	—	(0.81)	(0.54)	—
Net asset value, end of period	$10.65	$10.16	$10.79	$11.54
Total return (%)[3]	4.82	1.79	(1.87)	2.30	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$5	$14	$29	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.40	1.28	1.33	5.87	[6]
Expenses including reductions	1.39	1.27	1.32	1.30	[6]
Net investment loss	(0.28)	(0.15)	(0.38)	(0.75	) [6]
Portfolio turnover (%)	124	82	89	86	[7]

1	The inception date for Class I shares is 12-30-13.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 9-1-13 to 8-31-14.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       22

Class R6 Shares Period ended	8-31-17	8-31-16	8-31-15	8-31-14[1]
Per share operating performance
Net asset value, beginning of period	$10.21	$10.83	$11.55	$11.28
Net investment income (loss)[2]	(0.01)	— [3]	(0.02)	(0.05)
Net realized and unrealized gain (loss) on investments	0.52	0.19	(0.16)	0.32
Total from investment operations	0.51	0.19	(0.18)	0.27
Less distributions
From net realized gain	—	(0.81)	(0.54)	—
Net asset value, end of period	$10.72	$10.21	$10.83	$11.55
Total return (%)[4]	5.00	1.88	(1.61)	2.39	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$12	$11	$11	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.34	1.19	1.28	5.78	[7]
Expenses including reductions	1.33	1.16	1.16	1.16	[7]
Net investment income (loss)	(0.11)	(0.03)	(0.20)	(0.60	) [7]
Portfolio turnover (%)	124	82	89	86	[8]

1	The inception date for Class R6 shares is 12-30-13.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 9-1-13 to 8-31-14.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       23

Class NAV Shares Period ended	8-31-17	8-31-16	8-31-15	8-31-14	8-31-13
Per share operating performance
Net asset value, beginning of period	$10.21	$10.83	$11.56	$11.17	$10.78
Net investment income (loss)[1]	(0.02)	— [2]	(0.02)	(0.07)	0.04
Net realized and unrealized gain (loss) on investments	0.53	0.19	(0.17)	0.67	0.58
Total from investment operations	0.51	0.19	(0.19)	0.60	0.62
Less distributions
From net investment income	—	—	—	—	(0.09)
From net realized gain	—	(0.81)	(0.54)	(0.21)	(0.14)
Total distributions	—	(0.81)	(0.54)	(0.21)	(0.23)
Net asset value, end of period	$10.72	$10.21	$10.83	$11.56	$11.17
Total return (%)[3]	5.00	1.88	(1.69)	5.44	5.85
Ratios and supplemental data
Net assets, end of period (in millions)	$83	$446	$513	$546	$458
Ratios (as a percentage of average net assets):
Expenses before reductions	1.23	1.17	1.16	1.16	1.14
Expenses including reductions	1.22	1.16	1.16	1.15	1.14
Net investment income (loss)	(0.23)	(0.03)	(0.21)	(0.59)	0.34
Portfolio turnover (%)	124	82	89	86	74

1	Based on average daily shares outstanding.
2	Less than $0.005 per share.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       24

Notes to financial statements

Note 1 — Organization

John Hancock Redwood Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation with a high degree of downside protection and reduced volatility relative to the broad U.S. equity market.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective net asset values each business day. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option trades. Unlisted options are valued using evaluated prices obtained from an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing

ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       25

securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of August 31, 2017, all investments are categorized as Level 1 under the hierarchy described above.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 29, 2017, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the need of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 29, 2017, the fund had a similar agreement that enabled it to participate in a $1 billion unsecured committed line of credit. For the year ended August 31, 2017 the fund had no borrowings under either line of credit. Commitment fees for the year ended August 31, 2017 were $3,392.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of August 31, 2017, the fund has a long-term capital loss carryforward of $4,387,123 available to offset future net realized capital gains. This carryforward does not expire.

As of August 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       26

The tax character of distributions for the years ended August 31, 2017 and 2016 was as follows:

	August 31, 2017	August 31, 2016
Ordinary income	—	$27,076,219
Long-term capital gains	—	13,080,228
Total	—	$40,156,447

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2017, the fund has no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to straddle loss deferrals, net operating losses, wash sale loss deferrals and corporate actions.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Certain options are traded on an exchange. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the portfolio of investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the

ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       27

original cost. When the fund writes an option, the premium received is included as a liability and subsequently "marked-to-market" to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

During the year ended August 31, 2017, the fund wrote option contracts to gain exposure to certain securities markets, substitute for securities purchased, provide downside protection for the fund and generate premium income. The fund held written options with market values values ranging from $14.5 million to $70.7 million, as measured at each quarter end.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at August 31, 2017 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivative fair value
Equity	Written options, at value	Written options	—	($18,628,213)

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2017:

Statement of operations location - net realized gain (loss) on:
Risk	Written options
Equity	($14,186,549)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2017:

Statement of operations location - change in unrealized appreciation (depreciation)
Risk	Written options
Equity	$1,273,022

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Distributors, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of the following: If the average daily net assets are less than $200 million, then the following fee schedule applies: a) 1.200% of the first $100 million of average daily net assets and b) 1.150% of the next $100 million of average daily net assets. If average daily net assets equal or exceed $200 million, then the following fee schedule applies: a) 1.100% of the first $500 million of average daily net assets and b) 1.050% of the fund's average daily net assets in excess of $500 million. The Advisor has a subadvisory agreement with Boston Partners, Global Investors Inc. The fund is not responsible for payment of the subadvisory fees.

ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       28

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2017, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor had contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund, including transfer agency fees and service fees, as applicable, to the extent they exceed 0.00% of average net assets (on an annualized basis) attributable to Class R6 shares (the class expense waiver). The class expense waiver expired on December 31, 2016.

The Advisor has voluntarily agreed to reduce its management fee for the fund, or if necessary make payment to the fund, in an amount equal to the amount by which the expenses of the fund exceed 0.20% of the average net assets of the fund. For purposes of this agreement, "expenses of the fund" means all the expenses of the fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, (e) advisory fees, (f) class-specific expenses, (g) underlying fund expenses (acquired fund fees), and (h) short dividend expense. This agreement will continue in effect until terminated at any time by the advisor on notice to the fund.

The expense reductions described above amounted to the following for the year ended August 31, 2017:

Class	Expense reduction	Class	Expense reduction
Class A	$28	Class R6	$1,540
Class C	9	Class NAV	17,262
Class I	595	Total	$19,434

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2017, were equivalent to a net annual effective rate of 1.12% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended August 31, 2017 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee
Class A	0.30%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $2,930 for the year ended August 31, 2017. Of this amount, $450 was retained and used for printing

ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       29

prospectuses, advertising, sales literature and other purposes, $2,480 was paid as sales commissions to broker-dealers and $0 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2017, CDSCs received by the Distributor amounted to $3 for Class C shares. There were no CDSCs received by the Distributor for Class A shares.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended August 31, 2017 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$1,083	$430
Class C	1,116	134
Class I	—	8,401
Class R6	—	1,741
Class NAV	—	—
Total	$2,199	$10,706

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest Expense
Borrower	$33,651,914	1	0.845%	$790

ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       30

Note 6 — Fund share transactions

Transactions in fund shares for the years ended August 31, 2017 and 2016 were as follows:

		Year ended 8-31-17		Year ended 8-31-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	40,878	$422,647	17,618	$174,901
Distributions reinvested	—	—	4,129	41,209
Repurchased	(16,808)	(173,198)	(42,910)	(405,210)
Net increase (decrease)	24,070	$249,449	(21,163)	($189,100)
Class C shares
Sold	1,625	$16,700	939	$10,000
Distributions reinvested	—	—	442	4,369
Repurchased	(1,081)	(10,884)	(2,919)	(28,581)
Net increase (decrease)	544	$5,816	(1,538)	($14,212)
Class I shares
Sold	159,263	$1,642,064	1,205,412	$12,229,604
Distributions reinvested	—	—	231,737	2,326,637
Repurchased	(1,077,348)	(11,078,823)	(2,740,910)	(27,839,943)
Net decrease	(918,085)	($9,436,759)	(1,303,761)	($13,283,702)
Class R6 shares
Sold	53,654	$566,148	78,160	$819,865
Distributions reinvested	—	—	83,230	839,786
Repurchased	(59,959)	(636,225)	(40,064)	(408,622)
Net increase (decrease)	(6,305)	($70,077)	121,326	$1,251,029
Class NAV shares
Sold	204,632	$2,175,432	935,573	$9,487,867
Distributions reinvested	—	—	3,660,349	36,932,923
Repurchased	(36,201,375)	(376,373,578)	(8,233,438)	(83,799,355)
Net decrease	(35,996,743)	($374,198,146)	(3,637,516)	($37,378,565)
Total net decrease	(36,896,519)	($383,449,717)	(4,842,652)	($49,614,550)

Affiliates of the fund owned 72% and 100% of shares of beneficial interest of Class C and Class NAV, respectively, on August 31, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $238,410,087 and $463,468,711, respectively, for the year ended August 31, 2017.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At August 31, 2017, funds within the John Hancock group of funds complex held 82.4% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Funds II Alternative Asset Allocation Fund	82.4%

ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       31

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Redwood Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Redwood Fund (the "Fund") as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 23, 2017

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CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Boston Partners Global Investors, Inc. (the Subadvisor), for John Hancock Redwood Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 19-22, 2017 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 22-24, 2017.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 19-22, 2017, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be

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based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

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(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index for the one- and three-year periods ended December 31, 2016. The Board also noted that the fund outperformed its peer group average for the one-year period, and underperformed its peer group average for the three-year period ended December 31, 2016. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark for the one- and three-year periods and to the peer group for the one-year period. The Board also noted that the fund outperformed the median of its peer group for the three-year period. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are equal to the peer group median and that total expenses are lower than the peer group median.

The Board took into account management's discussion with respect to the overall management fee, the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
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(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length;
(j)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the mutual fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

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(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

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In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	225
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2005	225
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	225
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	225
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2008	225
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2008	225
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	225
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2005	225

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2012	225
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2012	225
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	225

President and Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

James R. Boyle, Born: 1959	2015	225
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Warren A. Thomson, Born: 1955	2012	225
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       41

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 39 other John Hancock funds consisting of 29 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       42

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Boston Partners Global Investors, Inc.

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       43

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Redwood Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF399105	423A 8/17 10/17

John Hancock

Blue Chip Growth Fund

Annual report 8/31/17

A message to shareholders

Dear shareholder,

Equity markets generally delivered solid gains over the past year, supported by rising economic activity, stronger corporate earnings, and low levels of inflation. With the U.S. bull market in its ninth year, investors in U.S. equities should expect more tempered returns going forward, given high valuations and tightening monetary policy. Indeed non-U.S. markets recently reversed a multi-year bout of underperformance and have begun to outpace those in the United States as growth strengthens around the world.

Advancing the interests of fund shareholders

One of our primary goals is to advance the interests of our fund shareholders wherever possible. To that end, we recently announced our third round of expense reductions this year, targeting six mutual funds and two closed-end funds that together represent more than $6.9 billion in assets under management. Details can be found at jhinvestments.com.

In addition, we recently learned that fund researcher Morningstar, Inc. formally recognized our shareholder friendly initiatives by upgrading our parent pillar rating—a key component of the Morningstar Analyst Rating system—to positive, the highest possible rating. Morningstar evaluates select funds and their parent firms based on intensive research, including on-site due diligence. They focused on such factors as whether our portfolio managers invest meaningfully in the funds they manage, the quality of our risk management, our corporate culture, and our commitment to recognizing shareholder interests—in other words, how effective we are as stewards of investor capital. We're proud to have been recognized by Morningstar for our efforts and we're committed to continue our work of furthering the interests of our shareholders.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee investment returns and does not eliminate risk of loss. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Blue Chip Growth Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
17	Financial statements
20	Financial highlights
24	Notes to financial statements
32	Auditor's report
33	Tax information
34	Continuation of investment advisory and subadvisory agreements
40	Trustees and Officers
44	More information

ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide long-term growth of capital. Current income is a secondary objective.

AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/17 (%)

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

The Russell 1000 Growth Index is an unmanaged index of stocks in the Russell 1000 Index (the 1,000 largest U.S. publicly traded companies) with higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

1	Class A shares were first offered on 3-27-15. The returns prior to this date are those of Class NAV shares, which have lower expenses than Class A. Had the returns reflected Class A expenses, returns would be lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

U.S. equities gained ground during the period

The combination of accelerating global growth and hopes for more business-friendly government policies in the United States fueled a total return of 16.23% for the fund's benchmark, the S&P 500 Index.

The fund outperformed its benchmark

The fund posted a strong gain thanks to the combination of favorable sector allocations and effective individual stock selection.

Positioning in information technology added the most value

The fund benefited from an overweight position and strong stock selection in the sector.

SECTOR COMPOSITION AS OF 8/31/17 (%)

A note about risks

Growth stocks may be more sensitive to earnings expectations. Large company stocks could fall out of favor. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors, and investments focused in one sector may fluctuate more widely than investments diversified across sectors.Foreign investing has additional risks, such as currency and market volatility and political and social instability. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       3

Discussion of fund performance

An interview with Portfolio Manager Larry J. Puglia, CFA, CPA, T. Rowe Price Associates, Inc.

Larry J. Puglia, CFA, CPA
Portfolio Manager
T. Rowe Price

Can you describe the market environment during the 12 months ended August 31, 2017?

Despite an inauspicious start, U.S. equities staged an impressive advance in the past year. Stocks produced uneven performance early in the period due to political uncertainty and likelihood of tighter policy by the U.S. Federal Reserve (Fed). The market subsequently rallied following the November election, as the Republican sweep raised hopes for lower taxes, reduced regulation, and increased infrastructure spending, a combination seen as being likely to fuel stronger economic growth and higher corporate profits.

As 2017 progressed, it became evident that the passage of the Trump administration's policies would prove more difficult than first thought. Nevertheless, the market continued to rise thanks to improving economic conditions across the globe and better-than-expected profit growth for U.S. corporations. Notably, the rally occurred despite three quarter-point interest rate increases by the Fed, uncertainty regarding the domestic policy outlook, and—late in the period—concerns about saber-rattling by North Korea.

The market's ability to climb this wall of worry and post a series of record highs helps illustrate what we believe to be the positive effect that accelerating growth had on investor sentiment following an extended interval of sub-par performance for the world economy.

How did the fund perform?

The fund's Class A shares returned 27.10% (excluding sales charges), well ahead of the 16.23% return of its benchmark, the S&P 500 Index. Both sector allocations and individual stock selection played a role in the fund's outperformance.

The fund gained a sizable benefit from being overweight in the information technology sector. Tech stocks outperformed the broader market by a wide margin on the year, with a return nearly twice

ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       4

"Stock selection made a large contribution to the fund's return, highlighted by its robust showing in the consumer discretionary, information technology, healthcare, and industrials sectors."
that of the S&P 500 Index. A lack of exposure to the energy and telecommunication services sectors—the only market segments to post negative returns—further boosted relative and absolute performance.

Energy stocks came under significant pressure due to the continued weakness in oil prices. We continue to avoid energy companies on the view that the global oversupply of oil represents an ongoing headwind for their profits.

Telecom stocks, for their part, lagged we believe due to the prospect of increased competition. Underweights in the slower-growing consumer staples and real estate sectors also added value at a time in which growth stocks outperformed.

How did stock selection influence results?

Stock selection made a large contribution to the fund's return, highlighted by its robust showing in the consumer discretionary, information technology, healthcare, and industrials sectors.

Amazon.com, Inc. was the leading contributor in the consumer discretionary sector. Shares of the e-commerce giant rose, in our view, as the expansion of its fulfillment and logistics networks fueled accelerating growth and allowed the company to meet the needs of its increasing global footprint.

TOP 10 HOLDINGS AS OF 8/31/17 (%)

Amazon.com, Inc.	8.0
Facebook, Inc., Class A	5.6
The Priceline Group, Inc.	4.2
Alphabet, Inc., Class C	4.2
Microsoft Corp.	3.9
Alibaba Group Holding, Ltd., ADR	3.8
Visa, Inc., Class A	3.3
UnitedHealth Group, Inc.	2.7
Mastercard, Inc., Class A	2.6
The Boeing Company	2.3
TOTAL	40.6
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       5

"We believe high-quality, consistent growth companies remain attractive and could conceivably do well, even if the economy experiences only a modest expansion."
Amazon Web Services, the company's highly profitable cloud computing business, also continued to grow at a rapid pace. Priceline Group, Inc. and Netflix, Inc. were additional contributors of note in the sector.

In information technology, shares of Alibaba Group Holding, Ltd., China's largest e-commerce player, rose after management provided revenue guidance for the current fiscal year that was significantly higher than expected. Results were largely driven by the strength in its core Chinese e-commerce business, which benefited from rising user engagement and mobile-monetization efforts. The company, which we believe is rapidly transforming into a global leader in data, is also experiencing rapid growth in its cloud and payments businesses. The Chinese internet company Tencent Holdings, Ltd. was another notable contributor in technology, as were Facebook, Inc. and MasterCard, Inc.

Performance in healthcare was led by Vertex Pharmaceuticals, Inc. and the insurance provider UnitedHealth Group, Inc., while a favorable showing in the industrials sector was driven by an investment in the aerospace giant The Boeing Company.

What aspects of your positioning detracted from performance?

An underweight in the financials sector was the fund's largest detractor, although the impact was somewhat offset by positive stock selection in the category. Financials were aided by solid earnings and rising short-term interest rates, and the fund lost some ground by not fully participating in the sector's gain. The fund's holdings in financials are focused on high-quality brokerages, financial exchanges, insurers, and select banks that possess durable growth opportunities and a record of prudent loan underwriting.

Positions in certain underperforming individual stocks detracted from the fund's return, including O'Reilly Automotive, Inc. and Danaher Corp. An underweight in Apple Inc. detracted somewhat, as well.

ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       6

How was the fund positioned at the end of the period?

We believe high-quality, consistent growth companies remain attractive and could conceivably do well, even if the economy experiences only a modest expansion. From a positioning standpoint, we continued to seek to invest in companies with durable growth prospects, innovative business models, and disruptive technologies that put them on the right side of change. We believe that companies with these characteristics are most likely to be found in the information technology, consumer discretionary, and healthcare sectors.

Against an evolving and uncertain backdrop, we continue to believe that our strategy of investing in all-season growth companies—those with experienced management teams and leading market positions, whose growth is not heavily reliant on the overall direction of the economy—should position the fund to deliver attractive risk-adjusted returns over full market cycles.

MANAGED BY

Larry J. Puglia, CFA, CPA On the fund since 2005 Investing since 1989

The views expressed in this report are exclusively those of Larry J. Puglia, CFA, CPA, T. Rowe Price Associates, Inc., and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  AUGUST 31, 2017

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A1	20.75	15.89	9.32	109.03	143.84
Class C1	25.16	16.66	9.68	116.07	151.99
Class 1[2]	27.49	17.22	9.92	121.32	157.54
Class NAV[2]	27.54	17.28	9.98	121.91	158.79
Index 1†	16.23	14.34	7.61	95.43	108.25
Index 2†	20.82	15.41	9.39	104.72	145.35

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class 1 and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class 1	Class NAV
Gross (%)	1.21	1.91	0.84	0.79
Net (%)	1.14	1.89	0.84	0.79

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the S&P 500 Index; Index 2 is the Russell 1000 Growth Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Blue Chip Growth Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class C1,3	8-31-07	25,199	25,199	20,825	24,535
Class 1[2]	8-31-07	25,754	25,754	20,825	24,535
Class NAV[2]	8-31-07	25,879	25,879	20,825	24,535

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

The Russell 1000 Growth Index is an unmanaged index of stocks in the Russell 1000 Index (the 1,000 largest U.S. publicly traded companies) with high price-to-book ratios and higher forecasted growth expectations.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Class A and Class C shares were first offered on 3-27-15. The returns prior to this date are those of Class NAV shares, which have lower expenses than Class A and Class C. Had the returns reflected Class A and Class C expenses, returns would be lower.
2	For certain types of investors, as described in the fund's prospectuses.
3	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on March 1, 2017, with the same investment held until August 31, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2017, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on March 1, 2017, with the same investment held until August 31, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2017	Ending value on 8-31-2017	Expenses paid during period ended 8-31-2017[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,158.20	$6.20	1.14%
	Hypothetical example for comparison purposes	1,000.00	1,019.50	5.80	1.14%
Class C	Actual expenses/actual returns	1,000.00	1,153.80	10.26	1.89%
	Hypothetical example for comparison purposes	1,000.00	1,015.70	9.60	1.89%
Class 1	Actual expenses/actual returns	1,000.00	1,160.10	4.46	0.82%
	Hypothetical example for comparison purposes	1,000.00	1,021.10	4.18	0.82%
Class NAV	Actual expenses/actual returns	1,000.00	1,160.30	4.19	0.77%
	Hypothetical example for comparison purposes	1,000.00	1,021.30	3.92	0.77%

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       11

Fund’s investments
AS OF 8-31-17
	Shares	Value
Common stocks 99.6%		$2,615,246,169
(Cost $1,154,507,893)
Consumer discretionary 20.6%		540,632,675
Auto components 0.3%
Delphi Automotive PLC	88,900	8,569,960
Automobiles 1.1%
Ferrari NV (A)	73,080	8,366,929
Tesla, Inc. (A)(B)	60,000	21,354,000
Hotels, restaurants and leisure 3.5%
Hilton Worldwide Holdings, Inc.	131,111	8,434,371
Marriott International, Inc., Class A	213,385	22,102,418
McDonald's Corp.	76,400	12,221,708
MGM Resorts International	228,800	7,541,248
Norwegian Cruise Line Holdings, Ltd. (B)	2,900	172,434
Royal Caribbean Cruises, Ltd.	116,000	14,437,360
Starbucks Corp.	68,600	3,763,396
Yum! Brands, Inc.	308,898	23,729,544
Internet and direct marketing retail 13.7%
Amazon.com, Inc. (B)	215,011	210,839,786
Ctrip.com International, Ltd., ADR (B)	258,300	13,289,535
Netflix, Inc. (B)	146,900	25,664,899
The Priceline Group, Inc. (B)	59,400	110,013,552
Media 0.1%
Charter Communications, Inc., Class A (B)	1,039	414,083
Comcast Corp., Class A	31,200	1,267,032
Multiline retail 0.2%
Dollar General Corp.	67,400	4,890,544
Specialty retail 1.6%
Lowe's Companies, Inc.	7,000	517,230
O'Reilly Automotive, Inc. (B)	17,603	3,452,476
Ross Stores, Inc.	214,900	12,560,905
The Home Depot, Inc.	169,500	25,402,965
Textiles, apparel and luxury goods 0.1%
Coach, Inc.	39,000	1,626,300
Consumer staples 1.7%		44,404,468
Beverages 0.3%
Constellation Brands, Inc., Class A	26,100	5,222,610
Monster Beverage Corp. (B)	29,100	1,624,362
Food and staples retailing 0.2%
Costco Wholesale Corp.	3,500	548,590
Walgreens Boots Alliance, Inc.	74,756	6,092,614
12	JOHN HANCOCK Blue Chip Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Consumer staples (continued)
Tobacco 1.2%
Philip Morris International, Inc.	264,400	$30,916,292
Financials 8.6%		224,721,620
Banks 1.4%
Citigroup, Inc.	105,000	7,143,150
Citizens Financial Group, Inc.	41,154	1,363,432
First Republic Bank	112,495	10,917,640
JPMorgan Chase & Co.	182,800	16,614,692
Capital markets 6.4%
Ameriprise Financial, Inc.	1,789	247,794
CME Group, Inc.	7,253	912,427
Intercontinental Exchange, Inc.	456,700	29,534,789
Morgan Stanley	1,241,600	56,492,800
S&P Global, Inc.	42,000	6,481,860
State Street Corp.	283,829	26,251,344
TD Ameritrade Holding Corp.	754,000	32,663,280
The Bank of New York Mellon Corp.	40,200	2,101,656
The Charles Schwab Corp.	302,500	12,069,750
Insurance 0.8%
Chubb, Ltd.	3,500	494,970
Marsh & McLennan Companies, Inc.	86,200	6,730,496
The Progressive Corp.	69,700	3,239,656
Willis Towers Watson PLC	77,200	11,461,884
Health care 17.4%		457,430,190
Biotechnology 5.0%
Alexion Pharmaceuticals, Inc. (B)	266,537	37,957,534
Biogen, Inc. (B)	78,600	24,881,616
Celgene Corp. (B)	194,400	27,007,992
Regeneron Pharmaceuticals, Inc. (B)	1,200	596,280
Shire PLC, ADR	1,995	298,033
Vertex Pharmaceuticals, Inc. (B)	256,800	41,226,672
Health care equipment and supplies 5.4%
Becton, Dickinson and Company	167,751	33,456,259
Danaher Corp.	375,074	31,288,673
Intuitive Surgical, Inc. (B)	38,800	38,981,196
Stryker Corp.	269,221	38,059,773
Health care providers and services 5.5%
Aetna, Inc.	158,260	24,957,602
Cigna Corp.	141,500	25,761,490
Humana, Inc.	94,300	24,293,566
UnitedHealth Group, Inc.	354,600	70,529,940
Life sciences tools and services 1.2%
Agilent Technologies, Inc.	20,000	1,294,400
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Blue Chip Growth Fund	13

	Shares	Value
Health care (continued)
Life sciences tools and services (continued)
Illumina, Inc. (B)	6,244	$1,276,648
Thermo Fisher Scientific, Inc.	147,828	27,664,532
Pharmaceuticals 0.3%
Allergan PLC	13,673	3,137,680
Merck & Company, Inc.	17,400	1,111,164
Zoetis, Inc.	58,200	3,649,140
Industrials 7.8%		204,646,086
Aerospace and defense 2.8%
Northrop Grumman Corp.	19,700	5,362,537
Raytheon Company	4,800	873,648
Rockwell Collins, Inc.	47,400	6,211,770
Textron, Inc.	5,200	255,268
The Boeing Company	253,700	60,801,742
Air freight and logistics 0.0%
FedEx Corp.	4,400	943,272
Airlines 2.3%
Alaska Air Group, Inc.	226,000	16,873,160
American Airlines Group, Inc.	849,000	37,984,260
Delta Air Lines, Inc.	9,700	457,743
United Continental Holdings, Inc. (B)	61,300	3,798,148
Commercial services and supplies 0.1%
Cintas Corp.	23,100	3,118,731
Industrial conglomerates 1.1%
Honeywell International, Inc.	114,900	15,887,223
Roper Technologies, Inc.	57,000	13,147,620
Machinery 0.8%
Fortive Corp.	255,537	16,602,239
Stanley Black & Decker, Inc.	39,000	5,616,000
Professional services 0.5%
Equifax, Inc.	58,000	8,263,260
IHS Markit, Ltd. (B)	96,647	4,526,945
Road and rail 0.2%
Canadian Pacific Railway, Ltd.	22,100	3,438,760
CSX Corp.	6,700	336,340
Union Pacific Corp.	1,400	147,420
Information technology 40.7%		1,069,663,373
Communications equipment 0.0%
Harris Corp.	11,800	1,450,220
Internet software and services 17.7%
Alibaba Group Holding, Ltd., ADR (B)	583,444	100,200,673
Alphabet, Inc., Class A (B)	55,584	53,096,060
14	JOHN HANCOCK Blue Chip Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Information technology (continued)
Internet software and services (continued)
Alphabet, Inc., Class C (B)	116,129	$109,083,454
Facebook, Inc., Class A (B)	855,465	147,114,316
Tencent Holdings, Ltd.	1,295,200	54,501,589
IT services 9.1%
Fidelity National Information Services, Inc.	160,500	14,913,660
Fiserv, Inc. (B)	195,700	24,210,047
FleetCor Technologies, Inc. (B)	8,500	1,222,045
Global Payments, Inc.	127,600	12,184,524
Mastercard, Inc., Class A	504,400	67,236,520
PayPal Holdings, Inc. (B)	531,300	32,770,584
Vantiv, Inc., Class A (B)	25,500	1,802,595
Visa, Inc., Class A	825,400	85,445,408
Semiconductors and semiconductor equipment 1.9%
Analog Devices, Inc.	50,800	4,250,436
Broadcom, Ltd.	105,600	26,618,594
KLA-Tencor Corp.	23,000	2,154,870
Lam Research Corp.	12,400	2,058,152
Microchip Technology, Inc.	112,800	9,791,040
Xilinx, Inc.	87,000	5,747,220
Software 10.1%
Activision Blizzard, Inc.	64,900	4,254,844
Electronic Arts, Inc. (B)	182,700	22,198,050
Intuit, Inc.	126,900	17,950,005
Microsoft Corp.	1,372,600	102,629,302
Red Hat, Inc. (B)	180,903	19,447,073
salesforce.com, Inc. (B)	472,400	45,109,476
ServiceNow, Inc. (B)	323,300	37,564,227
Symantec Corp.	90,300	2,707,194
Workday, Inc., Class A (B)	115,500	12,669,195
Technology hardware, storage and peripherals 1.9%
Apple, Inc.	300,500	49,282,000
Materials 0.5%		14,088,625
Chemicals 0.3%
E.I. du Pont de Nemours & Company	2,200	184,646
The Sherwin-Williams Company	21,800	7,396,086
Containers and packaging 0.2%
Ball Corp.	162,738	6,507,893
Real estate 2.1%		55,279,291
Equity real estate investment trusts 2.1%
American Tower Corp.	309,462	45,815,849
Equinix, Inc.	16,958	7,943,297
SBA Communications Corp. (B)	9,900	1,520,145
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Blue Chip Growth Fund	15

	Shares	Value
Utilities 0.2%		$4,379,841
Electric utilities 0.2%
NextEra Energy, Inc.	29,100	4,379,841

	Yield (%)	Shares	Value
Securities lending collateral 0.8%			$20,547,595
(Cost $20,547,842)
John Hancock Collateral Trust (C)	1.2169(D)	2,053,630	20,547,595

		Shares	Value
Short-term investments 0.6%			$15,186,275
(Cost $15,186,275)
Money market funds 0.6%			15,186,275
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.9295(D)	505,628	505,628
T. Rowe Price Government Money Fund	1.0473(D)	14,680,647	14,680,647

Total investments (Cost $1,190,242,010) 101.0%	$2,650,980,039
Other assets and liabilities, net (1.0%)	(26,857,491)
Total net assets 100.0%	$2,624,122,548

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	A portion of this security is on loan as of 8-31-17.
(B)	Non-income producing security.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(D)	The rate shown is the annualized seven-day yield as of 8-31-17.
At 8-31-17, the aggregate cost of investments for federal income tax purposes was $1,198,143,290. Net unrealized appreciation aggregated to $1,452,836,749, of which $1,453,023,347 related to gross unrealized appreciation and $186,598 related to gross unrealized depreciation.
16	JOHN HANCOCK Blue Chip Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 8-31-17

Assets
Unaffiliated investments, at value (Cost $1,169,694,168) including $20,147,823 of securities loaned	$2,630,432,444
Affiliated investments, at value (Cost $20,547,842)	20,547,595
Foreign currency, at value (Cost $106,701)	106,680
Receivable for investments sold	9,302,387
Receivable for fund shares sold	501,382
Dividends and interest receivable	1,845,106
Receivable for securities lending income	5,769
Other receivables and prepaid expenses	39,224
Total assets	2,662,780,587
Liabilities
Payable for investments purchased	9,246,613
Payable for fund shares repurchased	8,633,113
Payable upon return of securities loaned	20,551,166
Payable to affiliates
Accounting and legal services fees	64,240
Transfer agent fees	31,391
Trustees' fees	777
Investment management fees	879
Other liabilities and accrued expenses	129,860
Total liabilities	38,658,039
Net assets	$2,624,122,548
Net assets consist of
Paid-in capital	$850,479,569
Undistributed net investment income	—
Accumulated net realized gain (loss) on investments, investments and foreign currency transactions	312,904,971
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	1,460,738,008
Net assets	$2,624,122,548

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($286,341,698 ÷ 7,409,051 shares)[1]	$38.65
Class C ($36,499,889 ÷ 963,329 shares)[1]	$37.89
Class 1 ($1,306,427,505 ÷ 33,567,227 shares)	$38.92
Class NAV ($994,853,456 ÷ 25,542,768 shares)	$38.95
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$40.68

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       17

STATEMENT OF OPERATIONS  For the year ended 8-31-17

Investment income
Dividends	$21,986,120
Securities lending	408,143
Interest	82,707
Less foreign taxes withheld	(15,419)
Total investment income	22,461,551
Expenses
Investment management fees	19,580,143
Distribution and service fees	1,626,365
Accounting and legal services fees	387,684
Transfer agent fees	324,888
Trustees' fees	42,783
State registration fees	70,247
Printing and postage	72,742
Professional fees	100,862
Custodian fees	302,558
Other	42,417
Total expenses	22,550,689
Less expense reductions	(1,082,508)
Net expenses	21,468,181
Net investment income	993,370
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	360,425,752
Affiliated investments	689
360,426,441
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	245,509,678
Affiliated investments	(2,554)
245,507,124
Net realized and unrealized gain	605,933,565
Increase in net assets from operations	$606,926,935

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       18

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-17	Year ended 8-31-16
Increase (decrease) in net assets
From operations
Net investment income (loss)	$993,370	($704,656)
Net realized gain	360,426,441	145,570,456
Change in net unrealized appreciation (depreciation)	245,507,124	7,223,028
Increase in net assets resulting from operations	606,926,935	152,088,828
Distributions to shareholders
From net investment income
Class 1	(407,510)	(224,020)
Class NAV	(716,750)	(782,262)
From net realized gain
Class A	(12,751,051)	(14,015,020)
Class C	(1,993,137)	(2,691,511)
Class 1	(62,543,687)	(124,385,749)
Class NAV	(62,881,187)	(171,780,628)
Total distributions	(141,293,322)	(313,879,190)
From fund share transactions	(527,952,938)	321,279,354
Total increase (decrease)	(62,319,325)	159,488,992
Net assets
Beginning of year	2,686,441,873	2,526,952,881
End of year	$2,624,122,548	$2,686,441,873
Accumulated net investment loss	—	($120,564)

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       19

Financial highlights

Class A Shares Period ended	8-31-17	8-31-16	8-31-15[1]
Per share operating performance
Net asset value, beginning of period	$32.33	$34.71	$34.99
Net investment loss[2]	(0.09)	(0.10)	(0.07)
Net realized and unrealized gain (loss) on investments	8.37	2.01	(0.21)
Total from investment operations	8.28	1.91	(0.28)
Less distributions
From net investment income	—	—	—
From net realized gain	(1.96)	(4.29)	—
Total distributions	(1.96)	(4.29)	—
Net asset value, end of period	$38.65	$32.33	$34.71
Total return (%)[3,4]	27.10	5.37	(0.80	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$286	$222	$46
Ratios (as a percentage of average net assets):
Expenses before reductions	1.24	1.24	1.24	[6]
Expenses including reductions	1.14	1.14	1.14	[6]
Net investment loss	(0.25)	(0.31)	(0.44	) [6]
Portfolio turnover (%)	26	34	31	[7]

1	The inception date for Class A shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Does not reflect the effect of sales charges, if any.
5	Not annualized.
6	Annualized.
7	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       20

Class C Shares Period ended	8-31-17	8-31-16	8-31-15[1]
Per share operating performance
Net asset value, beginning of period	$31.96	$34.60	$34.99
Net investment loss[2]	(0.34)	(0.33)	(0.18)
Net realized and unrealized gain (loss) on investments	8.23	1.98	(0.21)
Total from investment operations	7.89	1.65	(0.39)
Less distributions
From net investment income	—	—	—
From net realized gain	(1.96)	(4.29)	—
Total distributions	(1.96)	(4.29)	—
Net asset value, end of period	$37.89	$31.96	$34.60
Total return (%)[3,4]	26.16	4.57	(1.11	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$36	$36	$10
Ratios (as a percentage of average net assets):
Expenses before reductions	1.94	1.94	1.94	[6]
Expenses including reductions	1.89	1.89	1.89	[6]
Net investment loss	(1.00)	(1.06)	(1.19	) [6]
Portfolio turnover (%)	26	34	31	[7]

1	The inception date for Class C shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Does not reflect the effect of sales charges, if any.
5	Not annualized.
6	Annualized.
7	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       21

Class 1 Shares Period ended	8-31-17	8-31-16	8-31-15	8-31-14	8-31-13
Per share operating performance
Net asset value, beginning of period	$32.46	$34.75	$35.98	$28.74	$24.09
Net investment income (loss)[1]	0.02	(0.01)	— [2]	(0.03)	0.05
Net realized and unrealized gain on investments	8.41	2.02	2.44	8.04	4.66
Total from investment operations	8.43	2.01	2.44	8.01	4.71
Less distributions
From net investment income	(0.01)	(0.01)	—	—	(0.06)
From net realized gain	(1.96)	(4.29)	(3.67)	(0.77)	—
Total distributions	(1.97)	(4.30)	(3.67)	(0.77)	(0.06)
Net asset value, end of period	$38.92	$32.46	$34.75	$35.98	$28.74
Total return (%)[3]	27.49	5.67	7.25	28.06	19.62
Ratios and supplemental data
Net assets, end of period (in millions)	$1,306	$1,065	$969	$888	$696
Ratios (as a percentage of average net assets):
Expenses before reductions	0.87	0.87	0.86	0.86	0.86
Expenses including reductions	0.83	0.83	0.82	0.83	0.83
Net investment income	0.06	(0.03)	0.01	(0.08)	0.18
Portfolio turnover (%)	26	34	31	33	33

1	Based on average daily shares outstanding.
2	Less than $0.005 per share.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       22

Class NAV Shares Period ended	8-31-17	8-31-16	8-31-15	8-31-14	8-31-13
Per share operating performance
Net asset value, beginning of period	$32.48	$34.76	$35.97	$28.72	$24.07
Net investment income (loss)[1]	0.04	0.01	0.02	(0.01)	0.06
Net realized and unrealized gain on investments	8.41	2.02	2.44	8.03	4.67
Total from investment operations	8.45	2.03	2.46	8.02	4.73
Less distributions
From net investment income	(0.02)	(0.02)	—	—	(0.08)
From net realized gain	(1.96)	(4.29)	(3.67)	(0.77)	—
Total distributions	(1.98)	(4.31)	(3.67)	(0.77)	(0.08)
Net asset value, end of period	$38.95	$32.48	$34.76	$35.97	$28.72
Total return (%)[2]	27.54	5.74	7.31	28.11	19.69
Ratios and supplemental data
Net assets, end of period (in millions)	$995	$1,364	$1,501	$1,854	$1,551
Ratios (as a percentage of average net assets):
Expenses before reductions	0.82	0.82	0.81	0.81	0.81
Expenses including reductions	0.78	0.78	0.77	0.78	0.78
Net investment income (loss)	0.11	0.02	0.06	(0.04)	0.24
Portfolio turnover (%)	26	34	31	33	33

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       23

Notes to financial statements

Note 1 — Organization

John Hancock Blue Chip Growth Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to provide long-term growth of capital. Current income is a secondary objective.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation (MFC). Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       24

The following is a summary of the values by input classification of the fund's investments as of August 31, 2017, by major security category or type:

	Total value at 8-31-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Consumer discretionary	$540,632,675	$540,632,675	—	—
Consumer staples	44,404,468	44,404,468	—	—
Financials	224,721,620	224,721,620	—	—
Health care	457,430,190	457,430,190	—	—
Industrials	204,646,086	204,646,086	—	—
Information technology	1,069,663,373	1,015,161,784	$54,501,589	—
Materials	14,088,625	14,088,625	—	—
Real estate	55,279,291	55,279,291	—	—
Utilities	4,379,841	4,379,841	—	—
Securities lending collateral	20,547,595	20,547,595	—	—
Short-term investments	15,186,275	15,186,275	—	—
Total investments in securities	$2,650,980,039	$2,596,478,450	$54,501,589	—

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of August 31, 2017, the fund loaned common stocks valued at $20,147,823 and received $20,551,166 of cash collateral.

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Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 29, 2017, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the need of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 29, 2017, the fund had a similar agreement that enabled it to participate in a $1 billion unsecured committed line of credit. For the year ended August 31, 2017, the fund had no borrowings under either line of credit. Commitment fees for the year ended August 31, 2017, were $9,444.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of August 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

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Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

The tax character of distributions for the years ended August 31, 2017 and 2016 was as follows:

	August 31, 2017	August 31, 2016
Ordinary income	$1,124,260	$17,375,048
Long-term capital gain	140,169,062	296,504,142
Total	$141,293,322	$313,879,190

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2017, the components of distributable earnings on a tax basis consisted of $16,208,812 of undistributed ordinary income and $304,597,439 of undistributed long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Distributors, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis, to the sum of: a) 0.825% of the first $500 million of the fund's aggregate net assets; b) 0.800% of the next $500 million of the fund's aggregate net assets; and c) 0.750% of the fund's aggregate net assets in excess of $1 billion. Aggregate net assets include the net assets of the fund and Blue Chip Growth Trust, a series of John Hancock Variable Insurance Trust. However, when aggregate net assets exceed $1 billion on any day, the annual rate of advisory fee for the day is 0.750% of the first $1 billion of aggregate net assets. The Advisor has a subadvisory agreement with T. Rowe Price Associates, Inc. The fund is not responsible for payment of the subadvisory fees.

Prior to July 1, 2017, the fund had an investment management agreement with the Advisor under which the fund paid a daily management fee to the Advisor equivalent on an annual basis, to the sum of: a) 0.825% of the first $1 billion of the fund's aggregate net assets and b) 0.775% of the fund's aggregate net assets in excess of $1 billion. Aggregate net assets include the net assets of the fund and Blue Chip Growth Trust, a series of John Hancock Variable Insurance Trust. Under this prior fee schedule, when aggregate net assets exceed $1 billion on any day, the annual rate of advisory fee for the day was 0.800% of the first $1 billion of aggregate net assets.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon

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aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2017, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to each of Class A and Class C shares in an amount equal to the amount by which the expenses of Class A and Class C shares, as applicable, exceed 1.14% and 1.89%, respectively, of the average net assets attributable to the class. For purposes of this agreement, "expenses of Class A and Class C shares" means all expenses of the applicable class (including fund expenses attributable to the class), excluding taxes, brokerage commissions, interest expense, underlying fund expenses (acquired fund fees), litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business, and short dividend expense. This agreement expires December 31, 2017, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has voluntarily agreed to reduce its management fee for the fund, or if necessary make payment to the fund, in an amount equal to the amount by which the expenses of the fund exceed 0.20% of the average net assets of the fund. For purposes of this agreement, "expenses of the fund" means all the expenses of the fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, (e) advisory fees, (f) class-specific expenses, (g) underlying fund expenses (acquired fund fees), and (h) short dividend expense. This agreement will continue in effect until terminated at any time by the Advisor on notice to the fund.

The Advisor has voluntarily agreed to waive a portion of its management fees for this fund. This voluntary waiver is the amount that the subadvisory fee is reduced by T. Rowe Price Associates, Inc. This voluntary expense reimbursement may be terminated at any time.

The expense reductions described above amounted to the following for the year ended August 31, 2017:

Class	Expense reduction	Class	Expense reduction
Class A	$227,216	Class 1	$422,849
Class C	15,757	Total	$1,082,508
Class NAV	416,686

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees incurred for the year ended August 31, 2017 were equivalent to a net annual effective rate of 0.73% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended August 31, 2017 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C and Class 1 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following

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contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee
Class A	0.30%
Class C	1.00%
Class 1	0.05%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $1,113,373 for the year ended August 31, 2017. Of this amount, $186,670 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $912,581 was paid as sales commissions to broker-dealers and $14,122 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2017, CDSCs received by the Distributor amounted to $5,020 and $33,455 for Class A and Class C shares, respectively.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended August 31, 2017 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$713,407	$283,559
Class C	345,756	41,329
Class NAV	—	—
Class 1	567,202	—
Total	$1,626,365	$324,888

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, no

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interfund loans were outstanding. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest income
Lender	$12,310,000	1	0.845%	$289

Note 5 — Fund share transactions

Transactions in fund shares for the years ended August 31, 2017 and 2016 were as follows:

		Year ended 8-31-17		Year ended 8-31-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	2,714,374	$93,439,755	6,401,198	$206,077,638
Distributions reinvested	410,810	12,743,341	429,034	14,007,951
Repurchased	(2,580,412)	(87,103,410)	(1,304,197)	(40,953,133)
Net increase	544,772	$19,079,686	5,526,035	$179,132,456
Class C shares
Sold	288,011	$9,643,062	1,084,019	$34,758,063
Distributions reinvested	65,019	1,987,624	82,730	2,684,595
Repurchased	(513,923)	(17,033,385)	(322,942)	(9,960,297)
Net increase (decrease)	(160,893)	($5,402,699)	843,807	$27,482,361
Class 1 shares
Sold	2,237,052	$79,737,592	3,549,213	$116,360,286
Distributions reinvested	2,019,609	62,951,197	3,809,531	124,609,769
Repurchased	(3,483,877)	(116,629,579)	(2,458,201)	(78,069,787)
Net increase	772,784	$26,059,210	4,900,543	$162,900,268
Class NAV shares
Sold	269,627	$9,446,568	427,829	$13,351,289
Distributions reinvested	2,039,703	63,597,937	5,273,927	172,562,890
Repurchased	(18,766,050)	(640,733,640)	(6,894,814)	(234,149,910)
Net decrease	(16,456,720)	($567,689,135)	(1,193,058)	($48,235,731)
Total net increase (decrease)	(15,300,057)	($527,952,938)	10,077,327	$321,279,354

Affiliates of the fund owned 100% of shares of Class 1 and Class NAV on August 31, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $659,410,072 and $1,329,632,897, respectively, for the year ended August 31, 2017.

Note 7 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

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Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At August 31, 2017, funds within the John Hancock group of funds complex held 37.9% of the fund's net assets. The following affiliated funds owned 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	14.7%
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	10.6%
John Hancock Funds II Multimanager Lifestyle Aggressive Portfolio	6.0%

Note 9 — Interfund trading

The fund is permitted to purchase or sell securities from or to certain other affiliated funds, as set forth in Rule 17a-7 of the 1940 Act, under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund that is or could be considered an affiliate complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2017, the fund engaged in purchases amounting to $358,484.

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Blue Chip Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Blue Chip Growth Fund (the "Fund") as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, brokers, and transfer agent, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 23, 2017

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2017.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $140,169,062 in capital gain dividends.

Eligible shareholders will be mailed a 2017 Form 1099-DIV in early 2018. This will reflect the tax character of all distributions paid in calendar year 2017.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with T. Rowe Price Associates, Inc. (the Subadvisor), for John Hancock Blue Chip Growth Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 19-22, 2017 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 22-24, 2017.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 19-22, 2017, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be

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based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

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Investment performance . In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as indicated in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory agreements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index for the one- and three-year periods and outperformed the benchmark index for the five-year period ended December 31, 2016. The Board noted that the fund underperformed the peer group average for the one-year period and outperformed the peer group average for the three- and five-year periods ended December 31, 2016. The Board took into account management's discussion of the factors that contributed to the fund's performance, including the favorable performance relative to the benchmark index for the five-year period and to the peer group for the three- and five-year periods. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds over the longer-term.

Fees and expenses . The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking with a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are higher than the peer group median and that net total expenses for the fund are lower than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to overall management fee, the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

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Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length;
(j)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the mutual fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;

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(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significant to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

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The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds over the longer-term;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	225
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2005	225
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	225
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	225
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2008	225
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2008	225
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	225
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2005	225

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2012	225
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2012	225
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	225

President and Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

James R. Boyle, Born: 1959	2015	225
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Warren A. Thomson, Born: 1955	2012	225
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

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Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 39 other John Hancock funds consisting of 29 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
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More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

T. Rowe Price Associates, Inc.

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       44

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Blue Chip Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF398994	457A 8/17 10/17

John Hancock

Equity Income Fund

Annual report 8/31/17

A message to shareholders

Dear shareholder,

Equity markets generally delivered solid gains over the past year, supported by rising economic activity, stronger corporate earnings, and low levels of inflation. With the U.S. bull market in its ninth year, investors in U.S. equities should expect more tempered returns going forward, given high valuations and tightening monetary policy. Indeed non-U.S. markets recently reversed a multi-year bout of underperformance and have begun to outpace those in the United States as growth strengthens around the world.

Advancing the interests of fund shareholders

One of our primary goals is to advance the interests of our fund shareholders wherever possible. To that end, we recently announced our third round of expense reductions this year, targeting six mutual funds and two closed-end funds that together represent more than $6.9 billion in assets under management. Details can be found at jhinvestments.com.

In addition, we recently learned that fund researcher Morningstar, Inc. formally recognized our shareholder friendly initiatives by upgrading our parent pillar rating—a key component of the Morningstar Analyst Rating system—to positive, the highest possible rating. Morningstar evaluates select funds and their parent firms based on intensive research, including on-site due diligence. They focused on such factors as whether our portfolio managers invest meaningfully in the funds they manage, the quality of our risk management, our corporate culture, and our commitment to recognizing shareholder interests—in other words, how effective we are as stewards of investor capital. We're proud to have been recognized by Morningstar for our efforts and we're committed to continue our work of furthering the interests of our shareholders.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee investment returns and does not eliminate risk of loss. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Equity Income Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
18	Financial statements
21	Financial highlights
25	Notes to financial statements
34	Auditor's report
35	Tax information
36	Continuation of investment advisory and subadvisory agreements
42	Trustees and Officers
46	More information

ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide substantial dividend income and also long-term growth of capital.

AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/17 (%)

The Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

1	Class A shares were first offered on 3-27-15. The returns prior to this date are those of Class NAV shares, which have lower expenses than Class A shares. Had the returns reflected Class A share expenses, returns would be lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

U.S. equities posted solid gains

Accelerating economic growth and rising corporate earnings provided a firm foundation for the market during the period.

The fund outperformed its benchmark

The fund delivered a gain of 13.96%, excluding sales charges, and exceeded the 11.58% return of the Russell 1000 Value Index.

Stock selection and sector allocation both contributed positively

The fund benefited from strong selection in financials, healthcare, and information technology, as well as an underweight position in energy.

SECTOR COMPOSITION AS OF 8/31/17 (%)

A note about risks

Large company stocks could fall out of favor. Value stocks may not increase in price as anticipated or may decline further in value. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors, and investments focused in one sector may fluctuate more widely than investments diversified across sectors. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Derivatives transactions, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Please see the fund's prospectuses for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       3

Discussion of fund performance

An interview with Portfolio Manager John D. Linehan, CFA, T. Rowe Price Associates, Inc.

John D. Linehan, CFA
Portfolio Manager
T. Rowe Price

Can you describe the market environment during the 12 months ended August 31, 2017?

The U.S. market initially experienced soft performance in September and October of 2016 due to political uncertainty and concerns about the timing of upcoming U.S. Federal Reserve (Fed) interest-rate increases. However, U.S. equities surged after the election of Donald Trump raised hopes for lower tax rates, reduced regulation, and increased infrastructure spending—a combination seen as being likely to fuel stronger economic growth and higher corporate profits.

It became evident as 2017 progressed that the passage of growth-oriented policies would prove more difficult than first thought, but the market nonetheless continued to rise thanks to improving economic conditions across the globe and better-than-expected profit growth for U.S. corporations. Notably, the rally occurred despite three quarter-point interest-rate increases by the Fed, uncertainty regarding the domestic policy outlook, and—late in the period—the saber rattling by North Korea.

What factors positively influenced fund performance?

The fund's Class A shares gained 13.96%, excluding sales charges, and outpaced the 11.58% return of its benchmark, the Russell 1000 Value Index. Both stock selection and sector allocation contributed to the strong results. The fund's positioning in the healthcare sector was the leading contributor to relative performance. In addition to generating robust stock selection, we added value through an underweight position in an underperforming sector.

Among individual stocks, the insurance provider Anthem, Inc. rallied following the 2016 U.S. elections as the threat of a single-payer healthcare system was largely eliminated. In addition, the stock was boosted by expectations for reform of the Affordable Care Act, tax policy, and Medicare. Anthem's shares continued to climb in 2017 as the company benefited from higher insurance premiums and a better-than-expected medical loss ratio. Investors were also optimistic that the

ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       4

"The fund's positioning in the healthcare sector was the leading contributor to relative performance."
company's new pharmacy benefit management contract would be more favorably priced than the current contract, which expires in 2019.

Stock selection in the information technology sector further supported results. Western Digital Corp. gained ground and boosted fund performance behind the healthy demand for its NAND flash memory products. In light of concerns about a possible glut in NAND supply and slower growth in hard disk drive sales, we took advantage of share price gains to reduce the portfolio's weighting in the stock. Positions in Microsoft Corp. and Applied Materials, Inc. also aided performance in technology.

Positioning in the energy sector contributed positively, as well. The integrated oil company Total SA outpaced the broader sector due we believe to its strong balance sheet and focus on expense discipline. The fund's underweight position in the sector was an additional positive. Energy stocks came under significant pressure due to the weakness in oil prices, causing the sector to finish with a return that was more than 17 percentage points behind the index.

The fund was also helped by our stock selection in financials, where Morgan Stanley made the largest contribution, as well as an underweight in the real estate sector.

What detracted from performance?

Stock selection in the consumer discretionary sector was the largest detractor from relative

TOP 10 HOLDINGS AS OF 8/31/17 (%)

JPMorgan Chase & Co.	3.6
Exxon Mobil Corp.	2.5
Wells Fargo & Company	2.4
Morgan Stanley	2.1
Microsoft Corp.	2.1
Johnson & Johnson	2.0
Verizon Communications, Inc.	2.0
TOTAL SA, ADR	1.9
T. Rowe Price Government Money Fund	1.9
The Boeing Company	1.8
TOTAL	22.3
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       5

"Given the increased likelihood of a choppy investment environment, we believe a cautious approach that seeks to capitalize on market gyrations remains appropriate."
performance. Shares of Mattel, Inc. fell in our view as the company's excessive cost cuts and underinvestment in product development weighed on innovation at a time when retailers faced declining in-store traffic. We trimmed the position as we sought to assess the new management team's ability to implement a successful turnaround strategy.

The fund's holdings in utilities also lagged. AES Corp. trailed its sector peers due in our view to worries about headwinds created by possible tax reform and falling renewables costs. Rising U.S. Treasury yields in mid-2017 further weighed on the company's stock price. Outside of consumer discretionary and utilities, notable detractors included Hess Corp., Bank of America Corp., and Johnson Controls International PLC.

What changes did you make to the fund during the period?

We sought to sell certain positions into strength on the belief that overall market valuations were elevated. At the same time, we were able to identify select opportunities to buy shares of attractive companies trading at compelling valuations. We continued to seek attractively priced stocks of high-quality companies with promising financial outlooks, solid competitive positions, and the potential for improved investor perception. In most cases, we also prefer stocks with above-average dividend yields.

We made the most significant additions to the consumer staples and healthcare sectors. At the individual stock level, our largest purchases were The Southern Company, Wells Fargo & Company, and Tyson Foods, Inc. We initiated the position in The Southern Company, a gas and electric utility, because we liked its resilient core earnings, favorable risk/reward profile, and strong dividend yield. Our purchase of Wells Fargo reflected our belief that the bank features attractive long-term fundamentals and growth prospects. With respect to Tyson Foods, we liked the company's focus on increasing its higher-margin prepared food business. We believe this shift provides improved product diversity and should lead to stronger, less volatile earnings over time.

We made the largest reductions in the industrials, information technology, and financials sectors.

ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       6

Our most notable sales included Royal Dutch Shell PLC, The Boeing Company, and American Express Company. We like that Royal Dutch Shell is diversified across end markets and features a robust dividend yield, but we sold shares since the company also faces challenges from persistently low oil prices and higher levels of debt. Similarly, we remain positive on Boeing for its robust free cash flow generation, shareholder-friendly capital allocation policies, and strong position in a duopoly market that is expected to see steady airline passenger growth. However, we reduced the portfolio's weighting due to the stock's recent price appreciation. We sold shares of American Express because we think that its profit growth may be challenged as the company navigates competitive obstacles.

While it has become more challenging to find compelling investment ideas, we have identified individual opportunities we believe are well positioned to outperform despite short-term controversy. Given the increased likelihood of a choppy investment environment, we believe a cautious approach that seeks to capitalize on market gyrations remains appropriate.

MANAGED BY

John D. Linehan, CFA On the fund since 2015 Investing since 1987

The views expressed in this report are exclusively those of John D. Linehan, CFA, T. Rowe Price Associates, Inc., and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  AUGUST 31, 2017

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	10-year	5-year	10-year	as of 8-31-17	as of 8-31-17
Class A2	8.28	10.14	5.23	62.10	66.53	1.51	1.47
Class C2	12.16	10.89	5.59	67.65	72.25	0.89	0.86
Class 1[3]	14.36	11.41	5.82	71.65	76.02	1.95	1.91
Class NAV[3]	14.44	11.48	5.87	72.17	76.90	2.00	1.96
Index 1†	11.58	13.25	5.96	86.28	78.47	—	—
Index 2†	16.23	14.34	7.61	95.43	108.25	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class1 and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class 1	Class NAV
Gross (%)	1.20	1.90	0.82	0.77
Net (%)	1.14	1.89	0.82	0.77

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the Russell 1000 Value Index; Index 2 is the S&P 500 Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Equity Income Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class C2,4	8-31-07	17,225	17,225	17,847	20,825
Class 1[3]	8-31-07	17,602	17,602	17,847	20,825
Class NAV[3]	8-31-07	17,690	17,690	17,847	20,825

The Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
2	Class A and Class C shares were first offered on 3-27-15. The returns prior to this date are those of Class NAV shares, which have lower expenses than Class A and Class C shares. Had the returns reflected Class A and Class C share expenses, returns would be lower.
3	For certain types of investors as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on March 1, 2017, with the same investment held until August 31, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2017, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on March 1, 2017, with the same investment held until August 31, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2017	Ending value on 8-31-2017	Expenses paid during period ended 8-31-2017[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,024.90	$5.82	1.14%
	Hypothetical example for comparison purposes	1,000.00	1,019.50	5.80	1.14%
Class C	Actual expenses/actual returns	1,000.00	1,021.60	9.43	1.85%
	Hypothetical example for comparison purposes	1,000.00	1,015.90	9.40	1.85%
Class 1	Actual expenses/actual returns	1,000.00	1,027.00	4.04	0.79%
	Hypothetical example for comparison purposes	1,000.00	1,021.20	4.02	0.79%
Class NAV	Actual expenses/actual returns	1,000.00	1,027.30	3.78	0.74%
	Hypothetical example for comparison purposes	1,000.00	1,021.50	3.77	0.74%

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       11

Fund’s investments
AS OF 8-31-17
	Shares	Value
Common stocks 95.9%		$1,604,010,921
(Cost $1,208,983,411)
Consumer discretionary 7.4%		124,296,779
Auto components 0.6%
Adient PLC	150,482	10,636,068
Automobiles 0.3%
Ford Motor Company	510,000	5,625,300
Hotels, restaurants and leisure 1.1%
Carnival Corp.	3,900	270,972
Las Vegas Sands Corp.	278,500	17,325,485
Leisure products 0.5%
Mattel, Inc.	489,800	7,944,556
Media 4.0%
Comcast Corp., Class A	551,000	22,376,110
News Corp., Class A	1,011,800	13,527,766
The Walt Disney Company	52,000	5,262,400
Time Warner, Inc.	14,166	1,432,183
Twenty-First Century Fox, Inc., Class B	874,900	23,709,790
Multiline retail 0.8%
Kohl's Corp.	272,400	10,836,072
Macy's, Inc.	161,500	3,354,355
Specialty retail 0.1%
L Brands, Inc.	55,100	1,995,722
Consumer staples 6.8%		114,388,424
Beverages 1.7%
Diageo PLC	281,591	9,418,653
PepsiCo, Inc.	168,600	19,512,078
Food and staples retailing 1.0%
Wal-Mart Stores, Inc.	219,000	17,097,330
Food products 2.5%
Archer-Daniels-Midland Company	401,200	16,577,584
Kellogg Company	102,200	6,690,012
Tyson Foods, Inc., Class A	293,300	18,565,890
Household products 0.5%
Kimberly-Clark Corp.	61,400	7,570,006
Personal products 0.4%
Avon Products, Inc. (A)	99,236	247,098
Coty, Inc., Class A	440,133	7,297,405
Tobacco 0.7%
Philip Morris International, Inc.	97,600	11,412,368
12	JOHN HANCOCK Equity Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Energy 9.2%		$154,171,021
Oil, gas and consumable fuels 9.2%
Apache Corp.	291,396	11,317,821
Canadian Natural Resources, Ltd.	208,700	6,432,134
Chevron Corp.	162,260	17,462,421
EQT Corp.	45,360	2,827,742
Exxon Mobil Corp.	539,324	41,166,601
Hess Corp.	391,900	15,244,910
Occidental Petroleum Corp.	316,700	18,906,990
Royal Dutch Shell PLC, ADR, Class A	94,500	5,214,510
TOTAL SA, ADR (B)	612,300	31,864,092
TransCanada Corp.	73,500	3,733,800
Financials 25.5%		425,713,874
Banks 12.1%
Bank of America Corp.	196,922	4,704,467
Citigroup, Inc.	383,100	26,062,293
Fifth Third Bancorp	767,100	20,044,323
JPMorgan Chase & Co.	658,314	59,834,158
KeyCorp	685,400	11,795,734
The PNC Financial Services Group, Inc.	126,100	15,814,201
The Royal Bank of Scotland Group PLC (A)	823,111	2,682,429
U.S. Bancorp	420,600	21,555,750
Wells Fargo & Company	779,800	39,824,386
Capital markets 6.8%
Ameriprise Financial, Inc.	135,500	18,768,105
Morgan Stanley	773,800	35,207,900
Northern Trust Corp.	156,600	13,859,100
State Street Corp.	320,800	29,670,792
The Bank of New York Mellon Corp.	289,100	15,114,148
Consumer finance 0.5%
American Express Company	95,300	8,205,330
Insurance 6.1%
American International Group, Inc.	256,000	15,482,880
Brighthouse Financial, Inc. (A)	63,009	3,595,924
Chubb, Ltd.	62,204	8,796,890
Loews Corp.	529,500	24,664,110
Marsh & McLennan Companies, Inc.	158,100	12,344,448
MetLife, Inc.	490,800	22,984,164
Willis Towers Watson PLC	64,982	9,647,878
XL Group, Ltd.	123,400	5,054,464
Health care 11.1%		185,319,417
Biotechnology 1.2%
Gilead Sciences, Inc.	244,000	20,425,240
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Equity Income Fund	13

	Shares	Value
Health care (continued)
Health care equipment and supplies 1.8%
Becton, Dickinson and Company	66,700	$13,302,648
Medtronic PLC	214,200	17,268,804
Health care providers and services 1.7%
Anthem, Inc.	144,992	28,424,229
Pharmaceuticals 6.4%
Bristol-Myers Squibb Company	270,700	16,371,936
GlaxoSmithKline PLC	543,564	10,784,186
GlaxoSmithKline PLC, ADR	76,800	3,089,664
Johnson & Johnson	258,700	34,244,119
Merck & Company, Inc.	250,700	16,009,702
Pfizer, Inc.	748,788	25,398,889
Industrials 9.9%		165,567,919
Aerospace and defense 1.9%
The Boeing Company	126,000	30,197,160
United Technologies Corp.	16,800	2,011,296
Air freight and logistics 1.3%
C.H. Robinson Worldwide, Inc. (B)	34,500	2,436,735
United Parcel Service, Inc., Class B	173,400	19,830,024
Airlines 0.7%
Delta Air Lines, Inc.	114,500	5,403,255
Southwest Airlines Company	114,200	5,954,388
Building products 1.6%
Johnson Controls International PLC	668,429	26,463,104
Commercial services and supplies 0.1%
Stericycle, Inc. (A)	31,700	2,278,913
Electrical equipment 0.9%
Emerson Electric Company	268,200	15,834,528
Industrial conglomerates 1.2%
General Electric Company	784,100	19,249,655
Machinery 2.2%
Cummins, Inc.	4,700	749,086
Flowserve Corp.	194,899	7,655,633
Illinois Tool Works, Inc.	125,200	17,216,252
Pentair PLC	165,800	10,287,890
Information technology 9.8%		164,152,565
Communications equipment 2.9%
Cisco Systems, Inc.	669,300	21,558,153
Harris Corp.	216,786	26,642,999
Electronic equipment, instruments and components 0.4%
TE Connectivity, Ltd.	77,800	6,192,880
14	JOHN HANCOCK Equity Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Information technology (continued)
Semiconductors and semiconductor equipment 3.4%
Analog Devices, Inc.	57,500	$4,811,025
Applied Materials, Inc.	364,200	16,432,704
QUALCOMM, Inc.	494,100	25,826,607
Texas Instruments, Inc.	125,300	10,377,346
Software 2.2%
CA, Inc.	83,100	2,757,258
Microsoft Corp.	462,200	34,558,694
Technology hardware, storage and peripherals 0.9%
Apple, Inc.	41,000	6,724,000
Western Digital Corp.	93,700	8,270,899
Materials 5.1%		84,892,600
Chemicals 2.8%
Akzo Nobel NV	39,777	3,634,280
CF Industries Holdings, Inc.	467,100	13,541,229
E.I. du Pont de Nemours & Company	354,400	29,744,792
Construction materials 0.7%
Vulcan Materials Company	102,800	12,465,528
Containers and packaging 1.0%
International Paper Company	301,825	16,259,313
Metals and mining 0.6%
Nucor Corp.	167,800	9,247,458
Real estate 2.1%		35,705,470
Equity real estate investment trusts 2.1%
Equity Residential	161,900	10,871,585
Rayonier, Inc.	464,493	13,474,942
Weyerhaeuser Company	348,327	11,358,943
Telecommunication services 3.0%		49,754,027
Diversified telecommunication services 2.7%
CenturyLink, Inc. (B)	298,898	5,894,269
Telefonica SA	592,280	6,389,927
Verizon Communications, Inc.	684,077	32,815,174
Wireless telecommunication services 0.3%
Vodafone Group PLC	1,626,531	4,654,657
Utilities 6.0%		100,048,825
Electric utilities 4.9%
Edison International	204,100	16,364,738
Exelon Corp.	338,500	12,818,995
PG&E Corp.	323,800	22,789,044
The Southern Company	492,098	23,748,649
Xcel Energy, Inc.	110,300	5,459,850
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Equity Income Fund	15

	Shares	Value
Utilities (continued)
Independent power and renewable electricity producers 0.0%
AES Corp.	59,092	$652,376
Multi-utilities 1.1%

NiSource, Inc.	677,900	18,215,173
Preferred securities 1.7%		$27,642,262
(Cost $24,580,256)
Health care 0.7%		11,980,270
Health care equipment and supplies 0.7%
Becton, Dickinson and Company, 6.125%	215,395	11,980,270
Utilities 1.0%		15,661,992
Electric utilities 0.8%
NextEra Energy, Inc., 6.123% (B)	226,445	12,590,342
Multi-utilities 0.2%
DTE Energy Company, 6.500%	54,404	3,071,650

	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 0.2%				$3,202,875
(Cost $2,687,395)
Information technology 0.2%				3,202,875
Technology hardware, storage and peripherals 0.2%
Western Digital Corp.	10.500	04-01-24	2,700,000	3,202,875

	Yield (%)	Shares	Value
Securities lending collateral 0.7%			$11,333,567
(Cost $11,333,898)
John Hancock Collateral Trust (C)	1.2169(D)	1,132,734	11,333,567
Short-term investments 1.9%			$33,039,583
(Cost $33,039,583)
Money market funds 1.9%			33,039,583
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.9295(D)	1,472,259	1,472,259
T. Rowe Price Government Money Fund	1.0473(D)	31,567,324	31,567,324

Total investments (Cost $1,280,624,543) 100.4%	$1,679,229,208
Other assets and liabilities, net (0.4%)	(6,978,710)
Total net assets 100.0%	$1,672,250,498

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	A portion of this security is on loan as of 8-31-17.
16	JOHN HANCOCK Equity Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(D)	The rate shown is the annualized seven-day yield as of 8-31-17.
At 8-31-17, the aggregate cost of investments for federal income tax purposes was $1,291,371,028. Net unrealized appreciation aggregated to $387,858,180, of which $427,800,584 related to gross unrealized appreciation and $39,942,404 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Equity Income Fund	17

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 8-31-17

Assets
Unaffiliated investments, at value (Cost $1,269,290,645) including $11,064,216 of securities loaned	$1,667,895,641
Affiliated investments, at value (Cost $11,333,898)	11,333,567
Foreign currency, at value (Cost $267)	266
Receivable for investments sold	5,667,476
Receivable for fund shares sold	182,509
Dividends and interest receivable	4,967,947
Receivable for securities lending income	5,679
Other receivables and prepaid expenses	28,323
Total assets	1,690,081,408
Liabilities
Payable for investments purchased	5,585,492
Payable for fund shares repurchased	770,842
Payable upon return of securities loaned	11,337,159
Payable to affiliates
Accounting and legal services fees	41,460
Transfer agent fees	3,932
Trustees' fees	562
Investment management fees	176
Other liabilities and accrued expenses	91,287
Total liabilities	17,830,910
Net assets	$1,672,250,498
Net assets consist of
Paid-in capital	$1,195,603,990
Undistributed net investment income	6,802,301
Accumulated net realized gain (loss) on investments and foreign currency transactions	71,240,182
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	398,604,025
Net assets	$1,672,250,498

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($36,449,920 ÷ 1,802,654 shares)[1]	$20.22
Class C ($2,951,715 ÷ 145,781 shares)[1]	$20.25
Class 1 ($255,425,365 ÷ 12,617,351 shares)	$20.24
Class NAV ($1,377,423,498 ÷ 68,111,417 shares)	$20.22
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$21.28

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       18

STATEMENT OF OPERATIONS  For the year ended 8-31-17

Investment income
Dividends	$48,110,935
Non-cash dividends	3,734,273
Interest	484,597
Securities lending	195,577
Less foreign taxes withheld	(491,801)
Total investment income	52,033,581
Expenses
Investment management fees	12,589,198
Distribution and service fees	253,707
Accounting and legal services fees	263,927
Transfer agent fees	40,501
Trustees' fees	29,985
State registration fees	43,604
Printing and postage	37,387
Professional fees	110,476
Custodian fees	207,708
Other	36,001
Total expenses	13,612,494
Less expense reductions	(661,448)
Net expenses	12,951,046
Net investment income	39,082,535
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	94,864,015
Affiliated investments	(3,649)
94,860,366
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	97,723,131
Affiliated investments	(328)
97,722,803
Net realized and unrealized gain	192,583,169
Increase in net assets from operations	$231,665,704

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       19

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-17	Year ended 8-31-16
Increase (decrease) in net assets
From operations
Net investment income	$39,082,535	$41,454,646
Net realized gain	94,860,366	71,175,458
Change in net unrealized appreciation (depreciation)	97,722,803	90,538,693
Increase in net assets resulting from operations	231,665,704	203,168,797
Distributions to shareholders
From net investment income
Class A	(604,868)	(187,365)
Class C	(34,639)	(8,416)
Class 1	(6,343,151)	(5,902,537)
Class NAV	(34,483,639)	(32,690,078)
From net realized gain
Class A	(594,916)	(640,270)
Class C	(53,437)	(44,245)
Class 1	(5,711,645)	(23,149,313)
Class NAV	(29,346,961)	(127,779,451)
Total distributions	(77,173,256)	(190,401,675)
From fund share transactions	(262,107,676)	(87,414,441)
Total decrease	(107,615,228)	(74,647,319)
Net assets
Beginning of year	1,779,865,726	1,854,513,045
End of year	$1,672,250,498	$1,779,865,726
Undistributed net investment income	$6,802,301	$9,336,855

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       20

Financial highlights

Class A Shares Period ended	8-31-17	8-31-16	8-31-15[1]
Per share operating performance
Net asset value, beginning of period	$18.50	$18.38	$19.76
Net investment income[2]	0.36	0.36	0.15
Net realized and unrealized gain (loss) on investments	2.17	1.62	(1.38)
Total from investment operations	2.53	1.98	(1.23)
Less distributions
From net investment income	(0.40)	(0.33)	(0.15)
From net realized gain	(0.41)	(1.53)	—
Total distributions	(0.81)	(1.86)	(0.15)
Net asset value, end of period	$20.22	$18.50	$18.38
Total return (%)[3,4]	13.96	11.72	(6.31	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$36	$22	$4
Ratios (as a percentage of average net assets):
Expenses before reductions	1.19	1.23	1.24	[6]
Expenses including reductions	1.14	1.14	1.12	[6]
Net investment income	1.85	2.08	1.79	[6]
Portfolio turnover (%)	21	40	19	[7]

1	The inception date for Class A shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Does not reflect the effect of sales charges, if any.
5	Not annualized.
6	Annualized.
7	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       21

Class C Shares Period ended	8-31-17	8-31-16	8-31-15[1]
Per share operating performance
Net asset value, beginning of period	$18.52	$18.39	$19.76
Net investment income[2]	0.22	0.24	0.08
Net realized and unrealized gain (loss) on investments	2.18	1.61	(1.38)
Total from investment operations	2.40	1.85	(1.30)
Less distributions
From net investment income	(0.26)	(0.19)	(0.07)
From net realized gain	(0.41)	(1.53)	—
Total distributions	(0.67)	(1.72)	(0.07)
Net asset value, end of period	$20.25	$18.52	$18.39
Total return (%)[3,4]	13.16	10.89	(6.61	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$3	$2	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.89	1.93	1.94	[7]
Expenses including reductions	1.86	1.89	1.87	[7]
Net investment income	1.12	1.39	0.94	[7]
Portfolio turnover (%)	21	40	19	[8]

1	The inception date for Class C shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Does not reflect the effect of sales charges, if any.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       22

Class 1 Shares Period ended	8-31-17	8-31-16	8-31-15	8-31-14	8-31-13
Per share operating performance
Net asset value, beginning of period	$18.51	$18.39	$21.47	$18.53	$15.59
Net investment income[1]	0.44	0.40	0.36	0.35	0.32
Net realized and unrealized gain (loss) on investments	2.16	1.63	(1.78)	3.17	2.94
Total from investment operations	2.60	2.03	(1.42)	3.52	3.26
Less distributions
From net investment income	(0.46)	(0.38)	(0.52)	(0.45)	(0.32)
From net realized gain	(0.41)	(1.53)	(1.14)	(0.13)	—
Total distributions	(0.87)	(1.91)	(1.66)	(0.58)	(0.32)
Net asset value, end of period	$20.24	$18.51	$18.39	$21.47	$18.53
Total return (%)[2]	14.36	12.06	(7.33)	19.24	21.20
Ratios and supplemental data
Net assets, end of period (in millions)	$255	$271	$297	$377	$339
Ratios (as a percentage of average net assets):
Expenses before reductions	0.83	0.85	0.86	0.87	0.86
Expenses including reductions	0.79	0.81	0.82	0.83	0.83
Net investment income	2.23	2.29	1.77	1.75	1.82
Portfolio turnover (%)	21	40	19	17	14

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       23

Class NAV Shares Period ended	8-31-17	8-31-16	8-31-15	8-31-14	8-31-13
Per share operating performance
Net asset value, beginning of period	$18.49	$18.37	$21.45	$18.52	$15.57
Net investment income[1]	0.45	0.41	0.37	0.37	0.32
Net realized and unrealized gain (loss) on investments	2.16	1.63	(1.78)	3.15	2.95
Total from investment operations	2.61	2.04	(1.41)	3.52	3.27
Less distributions
From net investment income	(0.47)	(0.39)	(0.53)	(0.46)	(0.32)
From net realized gain	(0.41)	(1.53)	(1.14)	(0.13)	—
Total distributions	(0.88)	(1.92)	(1.67)	(0.59)	(0.32)
Net asset value, end of period	$20.22	$18.49	$18.37	$21.45	$18.52
Total return (%)[2]	14.44	12.13	(7.27)	19.25	21.33
Ratios and supplemental data
Net assets, end of period (in millions)	$1,377	$1,485	$1,553	$1,760	$1,226
Ratios (as a percentage of average net assets):
Expenses before reductions	0.78	0.80	0.81	0.82	0.81
Expenses including reductions	0.74	0.76	0.77	0.78	0.78
Net investment income	2.30	2.34	1.83	1.81	1.87
Portfolio turnover (%)	21	40	19	17	14

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       24

Notes to financial statements

Note 1 — Organization

John Hancock Equity Income Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to provide substantial dividend income and also long-term growth of capital.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are open to all investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation (MFC). Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end management investment companies are valued at their respective NAVs each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       25

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of August 31, 2017, by major security category or type:

	Total value at 8-31-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Consumer discretionary	$124,296,779	$124,296,779	—	—
Consumer staples	114,388,424	104,969,771	$9,418,653	—
Energy	154,171,021	154,171,021	—	—
Financials	425,713,874	423,031,445	2,682,429	—
Health care	185,319,417	174,535,231	10,784,186	—
Industrials	165,567,919	165,567,919	—	—
Information technology	164,152,565	164,152,565	—	—
Materials	84,892,600	81,258,320	3,634,280	—
Real estate	35,705,470	35,705,470	—	—
Telecommunication services	49,754,027	38,709,443	11,044,584	—
Utilities	100,048,825	100,048,825	—	—
Preferred securities	27,642,262	27,642,262	—	—
Corporate bonds	3,202,875	—	3,202,875	—
Securities lending collateral	11,333,567	11,333,567	—	—
Short-term investments	33,039,583	33,039,583	—	—
Total investments in securities	$1,679,229,208	$1,638,462,201	$40,767,007	—

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends are recorded at the fair market value of the securities received. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in John Hancock Collateral Trust (JHCT), an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange

ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       26

Commission as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of August 31, 2017, the fund loaned common stocks valued at $11,064,216 and received $11,337,159 of cash collateral.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 29, 2017, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the need of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 29, 2017, the fund had a similar agreement that enabled it to participate in a $1 billion unsecured committed line of credit. For the year ended August 31, 2017, the fund had no borrowings under either line of credit. Commitment fees for the year ended August 31, 2017, were $7,299.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable

ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       27

manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of August 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly. Capital gain distributions, if any, are typically distributed annually.

The tax character of distributions for the years ended August 31, 2017 and 2016 was as follows:

	August 31, 2017	August 31, 2016
Ordinary income	$42,764,669	$40,615,181
Long-term capital gains	34,408,587	149,786,494
Total	$77,173,256	$190,401,675

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2017, the components of distributable earnings on a tax basis consisted of $10,075,554 of undistributed ordinary income and $78,713,414 of long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisors, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Distributors, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: a) 0.825% of the first $100 million of aggregate net assets; b) 0.800% of the next $100 million of aggregate net assets; c) 0.775% of the next $300 million of aggregate net assets; d)

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0.750% of the next $1 billion of aggregate net assets; e) 0.725% of the excess over $1.5 billion of aggregate assets. However, when the aggregate net assets exceed $200 million on any day, the annual rate of management fee for the day is 0.800% on the first $200 million of aggregate net assets; if aggregate net assets exceed $500 million on any day, the annual rate of management fee for the day is 0.775% on the first $500 million of aggregate net assets and 0.750% on aggregate net assets over $500 million; if aggregate net assets exceed $1 billion on any day, the annual rate of management fee for the day is 0.75% on the first $1 billion of aggregate net assets; and if aggregate net assets exceed $1.5 billion on any day, the annual rate of management fee for the day is 0.725% on the first $1.5 billion of aggregate net assets. Aggregate net assets include the net assets of the fund and Equity Income Trust, a series of John Hancock Variable Insurance Trust. The Advisor has a subadvisory agreement with T.Rowe Price Associates, Inc. The Fund is not responsible for payment of the subadvisory fees.

Prior to January 1, 2017, the fund had an investment management agreement with the Advisor under which the fund paid a daily management fee to the Advisor equivalent on an annual basis to the sum of: a) 0.825% of the first $100 million of aggregate net assets; b) 0.800% of the next $100 million of aggregate net assets; c) 0.775% of the next $300 million of aggregate net assets; d) 0.750% of the excess over $500 million of aggregate net assets. However,when the aggregate net assets exceeded $200 million on any day, the annual rate of management fee for the day was 0.800% on the first $200 million of aggregate net assets; if aggregate net assets exceeded $500 million on any day, the annual rate of management fee for the day was 0.775% on the first $500 million of aggregate net assets; and if aggregate net assets exceeded $1 billion on any day, the annual rate of management fee for the day was 0.750% on the first $1 billion of aggregate net assets.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2017, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to each of Class A and Class C shares in an amount equal to the amount by which the expenses of Class A and Class C shares, as applicable, exceed 1.14% and 1.89%, respectively, of the average annual net assets attributable to the class. Expenses exclude taxes, brokerage commissions, interest expense, acquired fund fees, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business, and short dividend expense. This agreement expires December 31, 2017, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor voluntarily agreed to reduce its management fee for the fund, or if necessary make payment to the fund, in an amount equal to the amount by which the expenses of the fund exceed 0.20% of the average annual net assets of the fund. Expenses exclude taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, management fees, class specific expenses, acquired fund fees, and short dividend expense. This voluntary expense reimbursement will continue in effect until terminated at any time by the Advisor on notice to the fund.

The Advisor has voluntarily agreed to waive a portion of its management fees for the fund. This voluntary waiver is the amount that the subadvisory fee is reduced by T.Rowe Price Associates, Inc. This voluntary expense reimbursement may terminate at any time.

The expense reductions described above amounted to the following for the year ended August 31, 2017:

Class	Expense reduction	Class	Expense reduction
Class A	$17,385	Class 1	$101,574
Class C	1,054	Total	$661,448
Class NAV	541,435

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

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The investment management fees incurred for the year ended August 31, 2017 were equivalent to a net annual effective rate of 0.69% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended August 31, 2017 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C and Class 1 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee
Class A	0.30%
Class C	1.00%
Class 1	0.05%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $250,101 for the year ended August 31, 2017. Of this amount, $42,753 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $205,297 was paid as sales commissions to broker-dealers and $2,051 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2017, CDSCs received by the Distributor amounted to $417 and $1,575 for Class A and Class C shares, respectively.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended August 31, 2017 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$93,781	$37,198
Class C	27,749	3,303
Class NAV	—	—
Class 1	132,177	—
Total	$253,707	$40,501

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Trustee expenses. The Trust compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest income
Lender	$2,283,265	1	0.845%	$54

Note 5 — Fund share transactions

Transactions in fund shares for the years ended August 31, 2017 and 2016 were as follows:

		Year ended 8-31-17		Year ended 8-31-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	1,100,436	$21,382,410	1,055,996	$18,622,411
Distributions reinvested	61,989	1,198,173	48,392	828,405
Repurchased	(564,625)	(10,988,370)	(126,078)	(2,212,393)
Net increase	597,800	$11,592,213	978,310	$17,238,423
Class C shares
Sold	104,015	$2,019,012	108,973	$1,939,642
Distributions reinvested	4,548	88,070	2,587	44,401
Repurchased	(77,529)	(1,498,454)	(13,693)	(241,244)
Net increase	31,034	$608,628	97,867	$1,742,799
Class 1 shares
Sold	377,584	$7,381,360	268,050	$4,674,319
Distributions reinvested	625,230	12,054,796	1,694,711	29,051,850
Repurchased	(3,003,132)	(58,099,196)	(3,504,554)	(62,239,116)
Net decrease	(2,000,318)	($38,663,040)	(1,541,793)	($28,512,947)
Class NAV shares
Sold	2,156,608	$40,061,100	705,525	$12,568,320
Distributions reinvested	3,315,514	63,830,600	9,371,765	160,469,530
Repurchased	(17,645,452)	(339,537,177)	(14,316,734)	(250,920,566)
Net decrease	(12,173,330)	($235,645,477)	(4,239,444)	($77,882,716)
Total net decrease	(13,544,814)	($262,107,676)	(4,705,060)	($87,414,441)

Affiliates of the fund owned 100% of shares of Class 1 and Class NAV on August 31, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $356,507,681 and $663,181,679, respectively, for the year ended August 31, 2017.

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Note 7 — Industry or sector risk

The fund generally invests a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors. Financial services companies can be hurt by economic declines, changes in interest rates regulatory and market impacts.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At August 31, 2017, funds within the John Hancock group of funds complex held 82.4% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliate concentration
John Hancock Funds II Multimanager Lifestyle Growth Fund	31.8%
John Hancock Funds II Multimanager Lifestyle Balanced Fund	23.1%
John Hancock Funds II Multimanager Lifestyle Aggressive Fund	12.9%

Note 9 — Interfund trading

The fund is permitted to purchase or sell securities from or to certain other affiliated funds, as set forth in Rule 17a-7 of the 1940 Act, under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund that is or could be considered an affiliate complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2017, the fund engaged in sales amounting to $924,494.

Note 10 — Other Matters

The Trust and several of its funds, including Equity Income Fund (the fund), have been named as defendants in a number of adversary proceedings in state and Federal courts across the country arising out of an $8 billion leveraged buyout ("LBO") transaction in 2007 whereby the Tribune Company ("Tribune") converted to a privately held company. In Kirchner v.FitzSimons, No. 12-2652 (S.D.N.Y.) (the "FitzSimons Action"), the plaintiff alleges that Tribune insiders and shareholders were overpaid for their Tribune stock and is attempting to obtain from former shareholders the proceeds received in connection with the LBO. This claim was brought as a putative defendant class action that names certain shareholders as representatives of a potential class comprised of all Tribune shareholders that tendered their shares in the LBO and received proceeds as a result, including certain John Hancock mutual funds. Certain John Hancock mutual funds received a total of approximately $49 million in connection with the LBO. In addition, a group of Tribune creditors filed fifty-three actions in various state and federal courts against former Tribune shareholders asserting state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the "SLCFC Actions"). The FitzSimons Action and the SLCFC Actions have been consolidated with the majority of the other LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litigation, No.11-md-2696 (S.D.N.Y.). The total amount at issue for the Equity Income Fund is approximately $12 million.

On September 23,2013, the District Court granted defendants' omnibus motion to dismiss the SLCFC Actions, concluding that the creditors lacked standing. Plaintiffs appealed to the U.S.Court of Appeals for the Second Circuit, and on March 29, 2016, the Second Circuit affirmed the dismissal of the state law constructive fraudulent transfer claims alleged in the SLCFC Actions. The Second Circuit concluded that the creditors had standing to pursue the claims, but that the claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On September 9, 2016, Plaintiffs filed a petition requesting that the U.S. Supreme Court agree to review the Second Circuit's decision. The shareholder defendants filed a

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joint brief in opposition to the petition on October 24, 2016. The Supreme Court has not yet granted or denied the petition. Separately, in the FitzSimons Action, the shareholder defendants moved to dismiss the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S.Federal law. On January 6, 2017, the Court granted the defendants' motion to dismiss the intentional fraudulent conveyance claim. The Court also declined to impute the alleged fraudulent intent of certain officer defendants and the plaintiff's request to amend the complaint on the grounds of futility. The Court will permit an interlocutory appeal of the dismissal order pending resolution of the remaining motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

At this time, the fund cannot predict the outcome of these proceedings. If the proceeding were to be decided in a manner adverse to the fund or if the fund enters into a settlement agreement with the plaintiffs, the payment of such judgement or settlement could have an adverse effect on the fund's net asset value.

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Equity Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Equity Income Fund (the "Fund") as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, brokers, and transfer agent, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 23, 2017

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2017.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $34,408,587 in capital gain dividends.

Eligible shareholders will be mailed a 2017 Form 1099-DIV in early 2018. This will reflect the tax character of all distributions paid in calendar year 2017.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with T. Rowe Price Associates, Inc. (the Subadvisor), for John Hancock Equity Income Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 19-22, 2017 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 22-24, 2017.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 19-22, 2017, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be

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based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also concluded the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

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Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group.The Board noted that the fund outperformed its benchmark index for the one-year period and underperformed its benchmark index for the three- and five-year periods ended December 31, 2016. The Board noted that the fund outperformed the peer group average for the one- and five-year periods and underperformed the peer group average for the three-year period ended December 31, 2016. The Board took into account management's discussion of factors that contributed to the fund's performance, including the favorable performance relative to the benchmark index for the one-year period and to the peer group average for the one- and five-year periods. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are higher than the peer group median and that net total expenses for the fund are lower than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to overall management fee, the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

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Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length; and
(j)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the mutual fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;

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(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significant to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

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The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	The performance of the fund has generally been in line with or outperformed the historical performance of comparable funds;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	225
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2005	225
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	225
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	225
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2008	225
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2008	225
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	225
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2005	225

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2012	225
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2012	225
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	225

President and Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

James R. Boyle, Born: 1959	2015	225
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Warren A. Thomson, Born: 1955	2012	225
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

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Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 39 other John Hancock funds consisting of 29 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
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More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

T. Rowe Price Associates, Inc.

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers, LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

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John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Equity Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF399093	458A 8/17 10/17

John Hancock

Income Allocation Fund

Annual report 8/31/17

A message to shareholders

Dear shareholder,

Equity markets generally delivered solid gains over the past year, supported by rising economic activity, stronger corporate earnings, and low levels of inflation. With the U.S. bull market in its ninth year, investors in U.S. equities should expect more tempered returns going forward, given high valuations and tightening monetary policy.

The bond markets were a study in contrast. Credit-sensitive segments, such as bank loans, enjoyed solid gains, but interest-rate-sensitive investments, such as long-term bonds, posted much more muted returns and likely will remain vulnerable should the U.S. Federal Reserve continue to withdraw economic stimulus and raise interest rates.

Advancing the interests of fund shareholders

One of our primary goals is to advance the interests of our fund shareholders wherever possible. To that end, we recently announced our third round of expense reductions this year, targeting six mutual funds and two closed-end funds that together represent more than $6.9 billion in assets under management. Details can be found at jhinvestments.com.

In addition, we recently learned that fund researcher Morningstar, Inc. formally recognized our shareholder friendly initiatives by upgrading our parent pillar rating—a key component of the Morningstar Analyst Rating system—to positive, the highest possible rating. Morningstar evaluates select funds and their parent firms based on intensive research, including on-site due diligence. They focused on such factors as whether our portfolio managers invest meaningfully in the funds they manage, the quality of our risk management, our corporate culture, and our commitment to recognizing shareholder interests—in other words, how effective we are as stewards of investor capital. We're proud to have been recognized by Morningstar for our efforts and we're committed to continue our work of furthering the interests of our shareholders.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee investment returns and does not eliminate risk of loss. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Income Allocation Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
14	Financial statements
17	Financial highlights
21	Notes to financial statements
28	Auditor's report
29	Tax information
30	Continuation of investment advisory and subadvisory agreements
36	Trustees and Officers
40	More information

ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide a high level of current income with consideration for capital appreciation and preservation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/17 (%)

Class A shares (without sales charges)
Blended Index
Morningstar allocation — 15%–30% equity fund category average
5.30
5.19
4.41
3.65
4.31
1 year
Since inception (11/14/14)

The Blended Index comprises 70% Bloomberg Barclays U.S. Aggregate Bond Index and 30% MSCI World Index.

It is not possible to invest in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Stocks and bonds both finished in positive territory

A backdrop of improving economic growth fueled robust investor sentiment and led to broad-based gains across the global financial markets.

The fund outperformed its blended benchmark

The fund's diversified approach helped it deliver a positive absolute return and outpace the blended benchmark, comprised of 70% in the Bloomberg Barclays U.S. Aggregate Bond Index and 30% in the MSCI World Index.

Asset allocation added value

Positions in dividend-paying stocks and credit-sensitive fixed-income investments aided the fund's results.

ASSET ALLOCATION AS OF 8/31/17 (%)

Equity	14.2
U.S. Large Cap	10.3
International Large Cap	3.9
Fixed income	70.3
Multi-Sector Bond	26.5
Intermediate Bond	22.5
High Yield Bond	9.8
Global Bond	7.3
Bank Loan	4.2
Alternative and specialty	2.0
Real Estate	2.0
Exchange-traded funds	10.5
Short-term investments and other	3.0

As a percentage of net assets.

A note about risks

The fund's performance depends on the advisor's ability to determine the strategic asset class allocations, the mix of underlying funds, and the performance of those underlying funds. The underlying funds' performance may be lower than the performance of the asset class that they were selected to represent. The fund is subject to the same risks as the underlying funds in which it invests, which include the following: Stocks, bonds, and derivatives can decline due to adverse issuer, market, regulatory, or economic developments; foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability; the securities of medium- and small-capitalization companies are subject to higher volatility than larger, more established companies; and high-yield bonds are subject to additional risks, such as increased risk of default and interest-rate risk. Because the fund may focus on one or more industries or sectors of the economy, its performance depends in large part on the performance of those sectors or industries. Owning an exchange-traded fund generally reflects the risks of owning the underlying securities it is designed to track, which may cause lack of liquidity, more volatility, and increased management fees. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Derivative transactions, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. For additional information on these and other risk considerations, please see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       3

Discussion of fund performance

An interview with Portfolio Manager Robert M. Boyda, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Robert M. Boyda
Portfolio Manager
John Hancock Asset Management

How did the global financial markets perform over the 12 months ended August 31, 2017?

Financial assets produced healthy, broad-based gains in the annual period, with higher-risk categories leading the way. Accelerating global growth was the key driver of the positive investment environment. The U.S. economy experienced a robust expansion, highlighted by strength in employment trends and improvements in both consumer and business sentiment. Still, domestic growth was not so strong as to compel the U.S. Federal Reserve (Fed) to abandon its gradual and well-communicated approach to raising interest rates. Economic conditions began to pick up steam outside of the United States, as well. Both developed- and emerging-market economies showed signs of meaningful improvement following a multi-year stretch of sluggish performance versus the United States, leading to rising corporate earnings and providing a firm underpinning for investor sentiment.

This favorable backdrop proved very supportive for higher-risk asset classes. Global equities gained 16.84% (as measured by the MSCI World Index), led by the international markets and the growth style. The improving economic outlook, though a positive for equities, represented a headwind to the interest-rate-sensitive segments of the bond market. U.S. Treasury prices declined during the year, but the Bloomberg Barclays U.S. Aggregate Bond Index nonetheless managed a slight gain of 0.49% due to the stronger returns for investment-grade corporate debt. Conversely, economically sensitive fixed-income investments (including high-yield bonds and loans) closed with solid gains thanks in part to improving credit conditions and investors' continued thirst for yield. Emerging-market bonds also performed well due to the combination of strengthening economic fundamentals and a positive balance of supply and demand.

ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       4

"Our emphasis on the credit-oriented segments of the bond market... was the key factor in the fund's outperformance."

How did the fund perform?

The fund's Class A shares gained 5.30% in the 12-month period (excluding sales charges). Its blended benchmark—which has allocations of 70% in the Bloomberg Barclays U.S. Aggregate Bond Index and 30% in the MSCI World Index—rose 5.19%, and the average return of the funds in its Morningstar peer group (US Fund Allocation - 15% to 30% Equity) was 4.41%.

What elements of the fund's positioning had the largest impact on results?

Our emphasis on the credit-oriented segments of the bond market—and corresponding tilt away from categories with a higher degree of interest-rate sensitivity—was the key factor in the fund's outperformance. We established diversified exposure to funds dedicated to high-yield bonds, emerging-market debt, and term loans. This approach enabled us to capitalize on the outperformance of these three areas relative to the fixed-income portion of the blended benchmark, which holds only investment-grade issues and has a heavy weighting in government bonds, the worst-performing segments of the bond market in the past 12 months.

We also held sizable positions in diversified funds whose underlying holdings are tilted in favor of the credit sectors, including John Hancock Strategic Income Opportunities, John Hancock Global Income, and John Hancock Short Duration Credit Opportunities. Together, these aspects of our strategy provided meaningful exposure to categories that produced returns well above those of the more rate-sensitive areas of the bond market.

The fund's allocations to global bonds and intermediate-term issues outpaced the Bloomberg Barclays U.S. Aggregate Bond Index, albeit not to the extent of its credit-focused investments. Our position in Vanguard Extended Duration Treasury ETF was the only notable detractor on the fixed-income side. The ETF invests in longer-term U.S. Treasuries, which underperformed by a wide margin due to their above-average interest-rate sensitivity. Still, it's important to keep in mind that our goal is to maintain a diversified portfolio geared for longer-term outperformance, rather than seeking to capitalize on shorter-term trends in the markets.

ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       5

"The fund's allocation to equities made a robust contribution to absolute returns, and we added value through our positions in global and international funds that provided exposure to the non-U.S. markets."

The fund's allocation to equities made a robust contribution to absolute returns, and we added value through our positions in global and international funds that provided exposure to the non-U.S. markets. Nevertheless, the fund's equity allocation detracted from performance in relation to the benchmark. The fund's holdings were more heavily weighted in dividend stocks than the MSCI World Index, preventing us from gaining the full benefit of the outperformance for the growth style.

Relative performance was also pressured by an allocation to preferred stocks, which finished with a gain but fell well short of the return for common stocks. A position in real estate investment trusts (REITs) also detracted. REITs lagged significantly in the first half of the period due to concerns about the potential for tighter Fed policy. While the asset class subsequently recovered in 2017 as investors grew more comfortable with the interest-rate outlook, the recovery was not sufficient to make up for the earlier weakness.

Despite these short-term headwinds, we believe the fund's equity portfolio is well suited to our longer-term goals of providing income, diversification, and a lower degree of volatility in relation to the more aggressive areas of the market.

What was the thinking underlying the fund's positioning?

We continue to pursue income opportunities across the world financial markets, while drawing on proprietary risk models in an effort to minimize portfolio volatility. We allocate the fund's capital across income-producing investment strategies managed by a diverse set of portfolio teams, where each manager has specialized knowledge and a specific area of expertise. Consistent with this long-term strategy, we made no significant changes to the portfolio.

Given the acceleration in economic growth, the likelihood of tighter monetary policy by the world's

ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       6

central banks, and the low level of global government bond yields, we continued to see a better risk/return profile in stocks relative to core fixed income. In the fund's fixed-income allocation, we favored credit-sensitive investments over those more dependent on the direction of interest rates. We believed this was the appropriate positioning for an environment of positive growth, tighter Fed policy, and investors' healthy appetite for risk. In addition, the higher yields within the credit sectors offered a favorable starting point for total returns. More broadly speaking, we maintained an emphasis on value, fundamentals, and diversification as the cornerstones of our strategy.

MANAGED BY

Robert M. Boyda On the fund since inception Investing since 1979
Marcelle Daher, CFA On the fund since inception Investing since 1999
Nathan W. Thooft, CFA On the fund since inception Investing since 2000

The views expressed in this report are exclusively those of Robert M. Boyda, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  AUGUST 31, 2017

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge	SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	Since inception[2]	Since inception[2]	as of 8-31-17	as of 8-31-17
Class A	1.05	2.14	6.09	2.93	0.38
Class C	3.58	2.88	8.27	2.36	-0.28
Class I3	5.51	3.95	11.44	3.37	0.71
Class R6[3]	5.73	4.09	11.87	3.46	0.80
Index 1†	0.49	2.74	7.86	—	—
Index 2†	16.84	7.56	22.63	—	—
Index 3†	5.19	4.31	12.51	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the fund invests. The expense ratios are as follows:

	Class A	Class C	Class I	Class R6
Gross (%)	4.73	5.42	4.42	4.32
Net (%)	1.24	1.93	0.93	0.83

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the Bloomberg Barclays U.S. Aggregate Bond Index; Index 2 is the MSCI World Index; Index 3 is 70% Bloomberg Barclays U.S. Aggregate Bond Index and 30% MSCI World Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Income Allocation Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in same investment in a blended index and two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)	Index 3 ($)
Class C4	11-14-14	10,827	10,827	10,786	12,263	11,251
Class I3	11-14-14	11,144	11,144	10,786	12,263	11,251
Class R6[3]	11-14-14	11,187	11,187	10,786	12,263	11,251

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issue.

The MSCI World Index (gross of foreign withholding tax on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

The Blended Index comprises 70% Bloomberg Barclays U.S. Aggregate Bond Index and 30% MSCI World Index.

It is not possible to invest in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
2	From 11-14-14.
3	For certain types of investors, as described in the fund's prospectus.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on March 1, 2017, with the same investment held until August 31, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2017, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on March 1, 2017, with the same investment held until August 31, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2017	Ending value on 8-31-2017	Expenses paid during period ended 8-31-2017[1]	Annualized expense ratio[2]
Class A	Actual expenses/actual returns	$1,000.00	$1,036.90	$3.23	0.63%
	Hypothetical example for comparison purposes	1,000.00	1,022.00	3.21	0.63%
Class C	Actual expenses/actual returns	1,000.00	1,033.40	6.82	1.33%
	Hypothetical example for comparison purposes	1,000.00	1,018.50	6.77	1.33%
Class I	Actual expenses/actual returns	1,000.00	1,038.60	1.59	0.31%
	Hypothetical example for comparison purposes	1,000.00	1,023.60	1.58	0.31%
Class R6	Actual expenses/actual returns	1,000.00	1,039.00	1.13	0.22%
	Hypothetical example for comparison purposes	1,000.00	1,024.10	1.12	0.22%

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
2	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund. The range of expense ratios of the underlying funds held by fund was as follows: 0.07%-0.99% for the period ended 8-31-17.
ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       11

Fund’s investments
AS OF 8-31-17
	Shares	Value
Affiliated investment companies (A) 86.5%		$9,571,286
(Cost $9,295,366)
Equity 14.2%		1,572,619
Global Equity, Class NAV (JHAM) (B)(C)	36,032	433,826
Global Shareholder Yield, Class NAV (Epoch)	100,334	1,138,793
Fixed income 70.3%		7,781,754
Bond, Class NAV (JHAM) (B)(C)	155,324	2,494,501
Emerging Markets Debt, Class NAV (JHAM) (B)(C)	65,931	650,739
Floating Rate Income, Class NAV (WAMCO)	54,549	460,940
Global Bond, Class NAV (PIMCO)	12,690	162,685
Global Income, Class NAV (Stone Harbor)	22,666	216,913
High Yield, Class NAV (JHAM) (B)(C)*	92,435	325,369
High Yield, Class NAV (WAMCO)	52,841	433,826
Short Duration Credit Opportunities, Class NAV (Stone Harbor)	39,013	379,598
Strategic Income Opportunities, Class NAV (JHAM) (B)(C)	213,341	2,331,814
U.S. High Yield Bond, Class NAV (Wells Capital)	28,541	325,369
Alternative and specialty 2.0%		216,913
Global Real Estate, Class NAV (Deutsche)	22,385	216,913
Unaffiliated investment companies 10.5%		$1,159,122
(Cost $1,062,257)
Exchange-traded funds 10.5%		1,159,122
iShares U.S. Preferred Stock ETF	5,517	215,439
SPDR S&P International Dividend ETF	6,600	268,950
Vanguard Extended Duration Treasury ETF	664	80,769
Vanguard High Dividend Yield ETF	7,492	593,964

	Yield (%)	Shares	Value
Short-term investments 2.9%			$323,902
(Cost $323,902)
Money market funds 2.9%			323,902
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.9295(D)	323,902	323,902

Total investments (Cost $10,681,525) 99.9%	$11,054,310
Other assets and liabilities, net 0.1%	14,342
Total net assets 100.0%	$11,068,652

The percentage shown for each investment is the total value of the category as a percentage of net assets of the fund.
Security Abbreviations and Legend
(A)	The underlying funds' subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
(D)	The rate shown is the annualized seven-day yield as of 8-31-17.
12	JOHN HANCOCK Income Allocation Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

*	Formerly known as Focused High Yield Fund.
At 8-31-17, the aggregate cost of investments for federal income tax purposes was $10,810,228. Net unrealized appreciation aggregated to $244,082, of which $251,690 related to gross unrealized appreciation and $7,608 related to gross unrealized depreciation.
AFFILIATED UNDERLYING FUNDS' INVESTMENT MANAGERS
Deutsche Investment Management Americas, Inc.	(Deutsche)
Epoch Investment Partners, Inc.	(Epoch)
John Hancock Asset Management	(JHAM)
Pacific Investment Management Company LLC	(PIMCO)
Stone Harbor Investment Partners LP	(Stone Harbor)
Wells Capital Management, Incorporated	(Wells Capital)
Western Asset Management Company	(WAMCO)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Income Allocation Fund	13

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 8-31-17

Assets
Investments in unaffiliated funds, at value (Cost $1,386,159)	$1,483,024
Investments in affiliated funds, at value (Cost $9,295,366)	9,571,286
Receivable for fund shares sold	116,333
Dividends and interest receivable	20,296
Receivable due from advisor	6,413
Other receivables and prepaid expenses	11,886
Total assets	11,209,238
Liabilities
Due to custodian	120
Payable for investments purchased	112,150
Payable to affiliates
Accounting and legal services fees	268
Transfer agent fees	1,002
Trustees' fees	70
Other liabilities and accrued expenses	26,976
Total liabilities	140,586
Net assets	$11,068,652
Net assets consist of
Paid-in capital	$15,047,903
Undistributed net investment income	2,686
Accumulated net realized gain (loss) on investments and futures contracts	(4,358,726)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	376,789
Net assets	$11,068,652

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($5,738,849 ÷ 578,066 shares)[1]	$9.93
Class C ($1,794,681 ÷ 181,324 shares)[1]	$9.90
Class I ($2,921,870 ÷ 294,108 shares)	$9.93
Class R6 ($613,252 ÷ 61,711 shares)	$9.94
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$10.34

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       14

STATEMENT OF OPERATIONS  For the year ended 8-31-17

Investment income
Income distributions received from affiliated funds	$301,729
Dividends	38,274
Interest	562
Total investment income	340,565
Expenses
Investment management fees	34,389
Distribution and service fees	29,671
Accounting and legal services fees	1,455
Transfer agent fees	10,324
Trustees' fees	1,146
State registration fees	68,171
Printing and postage	20,266
Professional fees	76,835
Custodian fees	11,329
Other	8,559
Total expenses	262,145
Less expense reductions	(202,688)
Net expenses	59,457
Net investment income	281,108
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	9,028
Affiliated investments	(15,686)
Capital gain distributions received from unaffiliated investments	1,872
Capital gain distributions received from affiliated investments	1,919
Futures contracts	1,307
(1,560)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	51,720
Affiliated investments	201,612
253,332
Net realized and unrealized gain	251,772
Increase in net assets from operations	$532,880

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       15

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-17	Year ended 8-31-16
Increase (decrease) in net assets
From operations
Net investment income	$281,108	$237,703
Net realized gain (loss)	(1,560)	35,150
Change in net unrealized appreciation (depreciation)	253,332	233,627
Increase in net assets resulting from operations	532,880	506,480
Distributions to shareholders
From net investment income
Class A	(140,507)	(165,094)
Class C	(41,125)	(25,705)
Class I	(102,487)	(110,825)
Class R6	(20,965)	(24,681)
From net realized gain
Class A	(576)	(8,529)
Class C	(257)	(1,602)
Class I	(426)	(5,584)
Class R6	(81)	(1,217)
Total distributions	(306,424)	(343,237)
From fund share transactions	3,735,966	(278,916)
Total increase (decrease)	3,962,422	(115,673)
Net assets
Beginning of year	7,106,230	7,221,903
End of year	$11,068,652	$7,106,230
Undistributed net investment income	$2,686	$26,663

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       16

Financial highlights

Class A Shares Period ended	8-31-17	8-31-16	8-31-15[1]
Per share operating performance
Net asset value, beginning of period	$9.75	$9.55	$10.00
Net investment income[2,3]	0.29	0.31	0.23
Net realized and unrealized gain (loss) on investments	0.21	0.34	(0.42)
Total from investment operations	0.50	0.65	(0.19)
Less distributions
From net investment income	(0.32)	(0.43)	(0.25)
From net realized gain	— [4]	(0.02)	(0.01)
Total distributions	(0.32)	(0.45)	(0.26)
Net asset value, end of period	$9.93	$9.75	$9.55
Total return (%)[5,6]	5.30	7.13	(2.00	) [7]
Ratios and supplemental data
Net assets, end of period (in millions)	$6	$3	$4
Ratios (as a percentage of average net assets):
Expenses before reductions[8]	2.77	4.17	1.17	[9]
Expenses including reductions[8]	0.63	0.62	0.85	[9]
Net investment income[3]	2.96	3.33	2.85	[9]
Portfolio turnover (%)	17	34	131

1	Period from 11-14-14 (commencement of operations) to 8-31-15.
2	Based on average daily shares outstanding.
3	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the fund invests.
4	Less than $0.005 per share.
5	Does not reflect the effect of sales charges, if any.
6	Total returns would have been lower had certain expenses not been reduced during the period.
7	Not annualized.
8	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund. The range of expense ratios of the underlying funds held by the fund was as follows: 0.07%-0.99%, 0.09%-0.93% and 0.10%-0.97% for the periods ended 8-31-17, 8-31-16 and 8-31-15, respectively.
9	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       17

Class C Shares Period ended	8-31-17	8-31-16	8-31-15[1]
Per share operating performance
Net asset value, beginning of period	$9.72	$9.53	$10.00
Net investment income[2,3]	0.22	0.24	0.17
Net realized and unrealized gain (loss) on investments	0.22	0.35	(0.44)
Total from investment operations	0.44	0.59	(0.27)
Less distributions
From net investment income	(0.26)	(0.38)	(0.19)
From net realized gain	— [4]	(0.02)	(0.01)
Total distributions	(0.26)	(0.40)	(0.20)
Net asset value, end of period	$9.90	$9.72	$9.53
Total return (%)[5,6]	4.58	6.41	(2.71	) [7]
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions[8]	3.47	4.86	1.87	[9]
Expenses including reductions[8]	1.33	1.32	1.55	[9]
Net investment income[3]	2.30	2.58	2.16	[9]
Portfolio turnover (%)	17	34	131

1	Period from 11-14-14 (commencement of operations) to 8-31-15.
2	Based on average daily shares outstanding.
3	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the fund invests.
4	Less than $0.005 per share.
5	Does not reflect the effect of sales charges, if any.
6	Total returns would have been lower had certain expenses not been reduced during the period.
7	Not annualized.
8	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund. The range of expense ratios of the underlying funds held by the fund was as follows: 0.07%-0.99%, 0.09%-0.93% and 0.10%-0.97% for the periods ended 8-31-17, 8-31-16 and 8-31-15, respectively.
9	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       18

Class I Shares Period ended	8-31-17	8-31-16	8-31-15[1]
Per share operating performance
Net asset value, beginning of period	$9.76	$9.55	$10.00
Net investment income[2,3]	0.32	0.33	0.26
Net realized and unrealized gain (loss) on investments	0.20	0.36	(0.43)
Total from investment operations	0.52	0.69	(0.17)
Less distributions
From net investment income	(0.35)	(0.46)	(0.27)
From net realized gain	— [4]	(0.02)	(0.01)
Total distributions	(0.35)	(0.48)	(0.28)
Net asset value, end of period	$9.93	$9.76	$9.55
Total return (%)[5]	5.51	7.51	(1.76	) [6]
Ratios and supplemental data
Net assets, end of period (in millions)	$3	$2	$2
Ratios (as a percentage of average net assets):
Expenses before reductions[7]	2.46	3.86	0.84	[8]
Expenses including reductions[7]	0.31	0.31	0.53	[8]
Net investment income[3]	3.32	3.48	3.17	[8]
Portfolio turnover (%)	17	34	131

1	Period from 11-14-14 (commencement of operations) to 8-31-15.
2	Based on average daily shares outstanding.
3	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the fund invests.
4	Less than $0.005 per share.
5	Total returns would have been lower had certain expenses not been reduced during the period.
6	Not annualized.
7	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund. The range of expense ratios of the underlying funds held by the fund was as follows: 0.07%-0.99%, 0.09%-0.93% and 0.10%-0.97% for the periods ended 8-31-17, 8-31-16 and 8-31-15, respectively.
8	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       19

Class R6 Shares Period ended	8-31-17	8-31-16	8-31-15[1]
Per share operating performance
Net asset value, beginning of period	$9.76	$9.55	$10.00
Net investment income[2,3]	0.33	0.34	0.26
Net realized and unrealized gain (loss) on investments	0.21	0.35	(0.42)
Total from investment operations	0.54	0.69	(0.16)
Less distributions
From net investment income	(0.36)	(0.46)	(0.28)
From net realized gain	— [4]	(0.02)	(0.01)
Total distributions	(0.36)	(0.48)	(0.29)
Net asset value, end of period	$9.94	$9.76	$9.55
Total return (%)[5]	5.73	7.62	(1.68	) [6]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions[8]	2.37	3.76	0.74	[9]
Expenses including reductions[8]	0.22	0.20	0.42	[9]
Net investment income[3]	3.42	3.57	3.31	[9]
Portfolio turnover (%)	17	34	131

1	Period from 11-14-14 (commencement of operations) to 8-31-15.
2	Based on average daily shares outstanding.
3	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the fund invests.
4	Less than $0.005 per share.
5	Total returns would have been lower had certain expenses not been reduced during the period.
6	Not annualized.
7	Less than $500,000.
8	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund. The range of expense ratios of the underlying funds held by the fund was as follows: 0.07%-0.99%, 0.09%-0.93% and 0.10%-0.97% for the periods ended 8-31-17, 8-31-16 and 8-31-15, respectively.
9	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       20

Notes to financial statements

Note 1 — Organization

John Hancock Income Allocation Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek to provide a high level of current income with consideration for capital appreciation and preservation.

The fund operates as a "fund of funds", that may in invest in other series of the Trust, other funds in the John Hancock group of funds complex, non-John Hancock funds and certain other investments.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are available only to certain retirement plans, institutions and other investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

The accounting policies of the John Hancock underlying funds in which the fund invests are outlined in the underlying funds' shareholder reports, which include the underlying funds' financial statements, available without charge by calling 800-344-1029 or visiting jhinvestments.com, on the Securities and Exchange Commission website at sec.gov or at the SEC's public reference room in Washington, D.C. The underlying funds are not covered by this report.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Investments by the fund in underlying affiliated funds and/or other open-end management investment companies are valued at their respective NAVs each business day. Exchange Traded Funds held by the fund are valued at the last sale price or official closing price on the exchange or principal market where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities

ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       21

valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of August 31, 2017, all investments are categorized as Level 1 under the hierarchy described above.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Income and capital gain distributions from underlying funds are recorded on ex-date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 29, 2017, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the need of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 29, 2017, the fund had a similar agreement that enabled it to participate in a $1 billion unsecured committed line of credit. For the year ended August 31, 2017, the fund had no borrowings under either line of credit. Commitment fees for the year ended August 31, 2017, were $2,833.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of August 31, 2017, the fund has a short-term capital loss carryforward of $4,230,023 available to offset future net realized capital gains. This carryforward does not expire.

As of August 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends monthly and capital gain distributions, if any, annually.

ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       22

The tax character of distributions for the years ended August 31, 2017 and 2016 was as follows:

	August 31, 2017	August 31, 2016
Ordinary Income	$306,424	$343,237

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2017, the components of distributable earnings on a tax basis consisted of $2,686 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital. Short-term gains from underlying funds are treated as ordinary income for tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Futures are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended August 31, 2017, the fund used futures contracts to manage duration of the fund. The fund held futures contracts with notional values ranging up to approximately $131,000, as measured at each quarter end. There were no open futures contracts as of August 31, 2017.

ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       23

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2017:

Statement of operations location - net realized gain (loss) on:
Risk	Futures contracts
Interest rate	$1,307

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund pays the Advisor a management fee for its services to the fund. The management fee has two components: (1) a fee on assets invested in a fund of the Trust or John Hancock Funds III (JHF III); and (2) a fee on assets invested in investments other than a fund of the Trust or JHF III (Other assets).

The fee on assets invested in the fund of the Trust or JHF III is stated as an annual percentage of the current value of the net assets of the fund determined in accordance with the following schedule:

Management fee on assets invested in a fund of the Trust and JHF III

Net assets of the fund
First $5 billion	0.200%
Excess over $5 billion	0.175%

The fee on Other assets is stated as an annual percentage of the current value of the net assets of the determined in accordance with the following schedule:

Management fee on Other assets

Net assets of the fund
First $5 billion	0.650%
Excess over $5 billion	0.625%

The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, indirectly owned subsidiaries of MFC and affiliates of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to reduce its management fee or make payments to the fund if other expenses of the fund exceed 0.04% of average net assets. Expenses excluded from this waiver include advisory fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses, and other extraordinary expenses not incurred in the ordinary course of the fund's business, class specific expenses, underlying fund expenses (acquired fund fees) and short dividend expense. The current expense limitation agreement expires on December 31, 2017, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       24

The Advisor has contractually agreed to waive its advisory fees so that the amount retained by the Advisor after payment of subadvisory fees for the fund does not exceed 0.45% of the fund's average net assets. The current expense limitation agreement expires on December 31, 2017, unless renewed by mutual agreement of the fund and Advisor based upon a determination that this is appropriate under the circumstances at the time.

Prior to January 1, 2017, the Advisor had contractually agreed to waive and/or reimburse all class specific expense for Class R6 shares of the fund, including transfer agency fees and service fees, as applicable, to the extent they exceeded 0.00% of average annual net assets.

For the year ended August 31, 2017, the expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$94,710	Class R6	$12,152
Class C	35,499	Total	$202,688
Class I	60,327

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2017 were equivalent to a net annual effective rate of 0.00% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended August 31, 2017 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee
Class A	0.30%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $2,366 for the year ended August 31, 2017. Of this amount, $292 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $2,074 was paid as sales commissions to broker-dealers and $0 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2017, CDSCs received by the Distributor amounted to $102 for Class C shares. There were no CDSCs received by the Distributor for Class A shares.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in

ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       25

one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended August 31, 2017 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$13,163	$5,213
Class C	16,508	1,968
Class I	—	3,059
Class R6	—	84
Total	$29,671	$10,324

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the years ended August 31, 2017 and 2016 were as follows:

		Year ended 8-31-17		Year ended 8-31-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	314,049	$3,050,771	156,107	$1,463,810
Distributions reinvested	14,568	141,083	18,501	172,408
Repurchased	(80,517)	(785,206)	(243,663)	(2,309,364)
Net increase (decrease)	248,100	$2,406,648	(69,055)	($673,146)
Class C shares
Sold	125,484	$1,203,060	61,462	$579,292
Distributions reinvested	4,235	40,810	2,941	27,307
Repurchased	(39,739)	(382,713)	(38,220)	(354,108)
Net increase	89,980	$861,157	26,183	$252,491
Class I shares
Sold	40,184	$389,640	587	$5,380
Distributions reinvested	10,625	102,913	12,476	116,409
Repurchased	(9,024)	(88,630)	(646)	(5,948)
Net increase	41,785	$403,923	12,417	$115,841
Class R6 shares
Sold	4,439	$43,192	—	—
Distributions reinvested	2,171	21,046	2,773	$25,898
Net increase	6,610	$64,238	2,773	$25,898
Total net increase (decrease)	386,475	$3,735,966	(27,682)	($278,916)

Affiliates of the fund owned 43%, 31%, 88% and 100% of shares of Class A, Class C, Class I and Class R6, respectively, on August 31, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

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Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $5,300,186 and $1,588,222, respectively, for the year ended August 31, 2017.

Note 8 — Investment in affiliated underlying funds

The fund invests in affiliated underlying funds that are managed by the Advisor and its affiliates. The fund does not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the fund's investment may represent a significant portion of each underlying fund's net assets. At August 31, 2017, the fund did not hold 5% or more of the net assets of any underlying fund.

Information regarding the fund's purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund from investments in affiliated underlying funds during the period is as follows:

					Dividends and distributions
Fund	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
Bond	90,878	75,983	(11,537)	155,324	$72,429	—	$1,144	($3,479)	$2,494,501
Core High Yield	21,410	3,686	(25,096)	—	2,000	—	(3,189)	3,014	—
Emerging Markets Debt	35,241	37,892	(7,202)	65,931	29,805	—	1,191	19,450	650,739
Floating Rate Income	32,286	27,203	(4,940)	54,549	19,310	—	(2,354)	(1,204)	460,940
Global Bond	10,414	7,541	(5,265)	12,690	4,421	$607	259	(3,848)	162,685
Global Equity	21,917	17,602	(3,487)	36,032	5,615	—	3,138	34,392	433,826
Global Income	14,393	10,356	(2,083)	22,666	10,120	—	(163)	2,486	216,913
Global Real Estate	13,485	12,172	(3,272)	22,385	8,193	—	(204)	(3,391)	216,913
Global Shareholder Yield	70,762	44,798	(15,226)	100,334	30,135	—	(8,274)	83,669	1,138,793
High Yield	33,820	24,720	(5,699)	52,841	22,587	—	(2,552)	8,485	433,826
High Yield (FKA Focused High Yield)	—	97,955	(5,520)	92,435	14,073	—	(4)	4,917	325,369
Investment Quality Bond	10,844	4,250	(15,094)	—	2,088	1,312	(2,399)	(3,719)	—
Short Duration Credit Opportunities	24,815	17,689	(3,491)	39,013	11,149	—	(1,206)	4,353	379,598
Strategic Income Opportunities	137,320	96,036	(20,015)	213,341	54,255	—	(489)	48,830	2,331,814
U.S. High Yield Bond	18,431	13,043	(2,933)	28,541	15,549	—	(584)	7,657	325,369
					$301,729	$1,919	($15,686)	$201,612	$9,571,286

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Income Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Income Allocation Fund (the "Fund") as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 23, 2017

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2017.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2017 Form 1099-DIV in early 2018. This will reflect the tax character of all distributions paid in calendar year 2017.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor), for John Hancock Income Allocation Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 19-22, 2017 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 22-24, 2017.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 19-22, 2017, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as

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determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

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(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index since its inception and outperformed its benchmark index for the one-year period ended December 31, 2016. The Board also noted that the fund outperformed its peer group average since its inception and for the one-year period ended December 31, 2016. The Board took into account management's discussion of the fund's performance, including favorable performance relative to its benchmark for the one-year period and to the peer group since its inception and for the one-year period. The Board concluded that the fund's performance has generally been in line with or generally outperformed the historical performance of comparable funds and the fund's benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees were waived for this fund and that total expenses for the fund are lower than the peer group median.

The Board took into account management's discussion with respect to overall management fee, the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

In addition, the Trustees reviewed the advisory fee to be paid to the Advisor for the fund, which is a fund of funds, and concluded that the advisory fee paid to the Advisor with respect to the fund is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds of the fund and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the fund and those of its underlying funds.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

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(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor;
(k)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the mutual fund industry;
(l)	noted that the advisory fee is in addition to the fees received by the Advisor and its affiliates with respect to the underlying funds in which the fund may invest; and
(m)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that with respect to the John Hancock underlying funds in which the fund invests, the Advisor has agreed to waive a portion of its management fee for such funds and for each of the other John Hancock funds in the complex (except as discussed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios (the Reimbursement). This waiver is based upon the aggregate net assets of all the Participating Portfolios. (The funds that are not Participating Portfolios are each of the funds of funds of the Trust and John Hancock Variable Insurance Trust. The fund also benefits from such overall management fee waiver through its investment in underlying funds that include certain of the Participating Portfolios, which are subject to the Reimbursement);
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(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that certain breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

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Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or generally outperformed the historical performance of comparable funds and the fund's benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

In addition, the Trustees reviewed the subadvisory fee to be paid to the Subadvisor for the fund and concluded that such subadvisory fee is based on services provided that are in addition to, not duplicative of, the services provided pursuant to the subadvisory agreements for the underlying funds of the fund and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the fund and those of its underlying funds.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	225
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2005	225
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	225
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	225
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2008	225
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2008	225
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	225
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2005	225

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2012	225
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       37

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2012	225
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	225

President and Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

James R. Boyle, Born: 1959	2015	225
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Warren A. Thomson, Born: 1955	2012	225
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       38

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 39 other John Hancock funds consisting of 29 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       39

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       40

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Income Allocation Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF399097	448A 8/17 10/17

John Hancock

Global Equity Fund

Annual report 8/31/17

A message to shareholders

Dear shareholder,

Global equity markets generally delivered solid gains, supported by rising economic activity, stronger corporate earnings, and low levels of inflation. Monetary policy remains accommodative in many parts of the world as central banks strive to help nurture the economic growth that has begun to materialize. Non-U.S. markets recently reversed a multi-year bout of underperformance and have begun to outpace those in the United States as growth strengthens around the world, particularly during the last six months.

Advancing the interests of fund shareholders

One of our primary goals is to advance the interests of our fund shareholders wherever possible. To that end, we recently announced our third round of expense reductions this year, targeting six mutual funds and two closed-end funds that together represent more than $6.9 billion in assets under management. Details can be found at jhinvestments.com.

In addition, we recently learned that fund researcher Morningstar, Inc. formally recognized our shareholder friendly initiatives by upgrading our parent pillar rating—a key component of the Morningstar Analyst Rating system—to positive, the highest possible rating. Morningstar evaluates select funds and their parent firms based on intensive research, including on-site due diligence. They focused on such factors as whether our portfolio managers invest meaningfully in the funds they manage, the quality of our risk management, our corporate culture, and our commitment to recognizing shareholder interests—in other words, how effective we are as stewards of investor capital. We're proud to have been recognized by Morningstar for our efforts and we're committed to continue our work of furthering the interests of our shareholders.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee investment returns and does not eliminate risk of loss. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Global Equity Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
15	Financial statements
19	Financial highlights
26	Notes to financial statements
35	Auditor's report
36	Tax information
37	Continuation of investment advisory and subadvisory agreements
43	Trustees and Officers
47	More information

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/17 (%)

The MSCI World Index (gross of foreign withholding tax on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Global stocks soared

Improving global economic conditions set the stage for an extended rally in equity markets around the world, led by a rebound in European stocks.

The fund produced a solid gain, but lagged its benchmark

The fund generated a double-digit return for the period, but trailed the performance of its benchmark, the MSCI World Index.

Stock selection detracted

Security selection in the consumer-oriented sectors detracted the most from relative results.

SECTOR COMPOSITION AS OF 8/31/17 (%)

A note about risks

Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund's investments. A fund concentrated in one sector or that holds a limited number of securities may fluctuate more than a fund that invests in a wider variety of sectors. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       3

Discussion of fund performance

An interview with Portfolio Manager Paul G. Boyne, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Paul G. Boyne
Portfolio Manager
John Hancock Asset Management

Can you describe the global stock market environment during the 12 months ended August 31, 2017?

Global equity markets produced strong returns for the period. The initial catalyst for the global stock market rally was the election of Donald Trump as U.S. president in November 2016. Investor expectations for a series of pro-business fiscal policies from the new administration—including lower taxes, decreased regulation, and increased fiscal spending on infrastructure and other projects—buoyed stocks.

Although the administration's fiscal policy agenda stalled in 2017, stocks continued to advance as global economic conditions improved. Economic stimulus measures by many of the world's central banks began to bear fruit, especially in Europe and China. In the United States, the economy sustained a moderate level of growth, while inflation remained low. Nonetheless, the U.S. Federal Reserve (Fed) moved forward with its plan to normalize monetary policy by raising short-term interest rates three times between December 2016 and June 2017.

For the period, the fund's benchmark, the MSCI World Index, returned 16.84%. Regionally, European markets generated the best returns, benefiting from better economic conditions and market-friendly election results in the Netherlands and France. A stabilizing Chinese economy helped boost stocks in the Asia-Pacific region, while the U.S. market benefited from strengthening corporate earnings growth, particularly for multinational companies with significant operations outside of the U.S.

How did the fund perform in this environment?

The fund posted a double-digit return for the period, but trailed its benchmark. Sector allocation detracted modestly from relative results, particularly an overweight position in consumer staples and an underweight position in the top-performing information technology sector. However, stock selection was the main factor behind the fund's underperformance of the benchmark, primarily in the consumer-oriented sectors of the market.

Can you give us some examples of individual stocks that detracted from performance versus the benchmark?

The continued growth of e-commerce put downward pressure on brick-and-mortar retailers, and the fund's holdings in the retail segment—including auto parts retailer Advance Auto Parts, Inc. and department store chain Macy's, Inc.—were among the most significant detractors from relative

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       4

"... stock selection was the main factor behind the fund's underperformance of the benchmark, primarily in the consumer-oriented sectors of the market."
performance. Advance Auto Parts declined sharply after providing lower-than-expected 2017 guidance across all metrics. The company has increased its investment in customer-focused initiatives, but the higher spending levels combined with industry sales headwinds weighed on the stock. At Macy's, falling sales and profits led to store closures and operational restructuring. We eliminated Macy's from the portfolio during the period, but continue to own Advance Auto Parts.

Dutch grocery retailer Koninklijke Ahold Delhaize NV was also a significant detractor for the period. The stock fell in response to Amazon.com, Inc.'s acquisition of Whole Foods Markets, Inc., which created uncertainty about the competitive landscape in the grocery industry.

Other notable detractors included tobacco producers Japan Tobacco, Inc. and British American Tobacco PLC. Both stocks faced increased competition from e-cigarettes and a proposal from the U.S. Food and Drug Administration to reduce nicotine levels in cigarettes. Japan Tobacco also struggled with a stronger Japanese yen, which hurt overseas earnings.

What holdings aided fund performance relative to the benchmark?

Stock selection was most successful in the healthcare and information technology sectors. Among healthcare stocks, the leading contributor was Dutch medical technology company Koninklijke Philips NV, which makes diagnostic imaging machinery and patient monitoring systems, as well as a variety of consumer products. The stock rallied as increased orders from the U.S. and emerging markets helped boost earnings growth for the company.

In the information technology sector, the top contributor was consumer electronics giant Apple, Inc.

TOP 10 HOLDINGS AS OF 8/31/17 (%)

Wells Fargo & Company	4.6
Nestle SA	3.8
Amcor, Ltd.	3.8
Koninklijke Philips NV	3.6
Apple, Inc.	3.4
Roche Holding AG	3.2
Affiliated Managers Group, Inc.	3.1
Oracle Corp.	2.8
Chubb, Ltd.	2.8
British American Tobacco PLC	2.8
TOTAL	33.9
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       5

The company consistently delivered revenues and earnings that exceeded expectations, driven in large part by robust iPhone sales and growth in its services business. Other meaningful contributors in the technology sector included software makers Oracle Corp. and Microsoft Corp., both of which benefited from strong growth in their cloud computing businesses.

Another top relative performance contributor was financial services provider PNC Financial Services Group, Inc. PNC benefited from an improving global economy and the Fed's three rate hikes, which contributed to better net interest margins (the difference between lending rates and deposit rates).

What changes did you make to the portfolio during the period?

We added six new holdings to the portfolio. In addition to Advance Auto Parts, we purchased telecom companies China Mobile, Ltd. and KDDI Corp., asset manager Affiliated Managers Group, Inc., industrial conglomerate Johnson Controls International PLC, and consumer electronics manufacturer Samsung Electronics Company, Ltd.

We also eliminated nine stocks from the portfolio, most of them during the last six months of the period. As global markets continued to rally, we took profits in a number of stocks that reached our estimate of fair value. Examples included power management company Eaton Corp. PLC, aerospace and defense company Safran SA, medical equipment maker Baxter International, Inc., transportation company ComfortDelGro Corp., Ltd., tobacco producer Philip Morris International, Inc., and luggage maker Samsonite International SA. Other sales resulted from changing conditions or a deterioration in a company's fundamentals. Examples included Macy's, apparel maker Ralph Lauren Corp., and textbook publisher Pearson PLC.

How was the fund positioned at the end of the reporting period, given your views on the global equity markets?

As of the end of the period, market sentiment generally remained positive despite what we refer to as a valuation-rich environment. Price-to-earnings ratios around the world are well above historical averages, in many cases on par with the early 2000s. Furthermore, current market valuations have

TOP 10 COUNTRIES AS OF 8/31/17 (%)

United States	44.3
Switzerland	11.8
Netherlands	10.9
Japan	8.8
United Kingdom	7.1
France	4.1
Australia	3.8
Hong Kong	2.9
Germany	2.0
South Korea	1.5
TOTAL	97.2
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       6

priced in what we believe to be overly optimistic earnings growth expectations, particularly in light of rising debt levels and peak profit margins.

Valuation concerns aside, we are keeping an eye on several other issues. While the Fed appears committed to normalizing interest rates, we question its commitment to data dependency, especially when it comes to inflation. The U.S. inflation rate has declined steadily in 2017, even as the Fed raised rates. On the political front, we see renewed stability in Europe in the wake of the Dutch and French elections. Other than ongoing Brexit negotiations, the main development in the eurozone has been French President Macron's initiation of structural reforms. In contrast, there is considerable political uncertainty in the U.S., ranging from the Trump administration's ability to advance its fiscal policy agenda to a sense of unease surrounding North Korea's nuclear ambitions.

As global economic conditions improve, we could see some changes in central bank monetary policies. Although central banks have been generally good about telegraphing the end of unconventional policy strategies, we are concerned that the transition, if not executed well, could have a negative impact on global equity markets.

Against this backdrop, we remain focused on our bottom-up stock selection process, seeking out companies that have enduring businesses, healthy balance sheets, sustainable free cash flow, and strong management teams with a track record of effective capital allocation. We continue to favor the financials sector, with a positive view of U.S. companies and a more cautious outlook toward European firms within the sector. We also continue to see value in sustainable quality franchises within the consumer staples sector. Meanwhile, we continue to avoid the utilities sector due to high valuations.

MANAGED BY

Paul G. Boyne On the fund since 2013 Investing since 1993
Douglas M. McGraw, CFA On the fund since 2013 Investing since 1995

The views expressed in this report are exclusively those of Paul G. Boyne, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  AUGUST 31, 2017

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge
	1-year	Since inception[1]	Since inception[1]
Class A	6.06	6.10	28.97
Class C2	9.83	6.94	33.42
Class I3	11.95	7.68	37.42
Class R2[2,3]	11.69	7.41	35.94
Class R4[2,3]	11.91	7.52	36.55
Class R6[2,3]	12.09	7.61	37.04
Class NAV[3]	12.09	7.81	38.13
Index†	16.84	8.93	44.43

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R4	Class R6	Class NAV
Gross (%)	1.36	2.06	1.05	1.45	1.30	0.95	0.93
Net (%)	1.31	2.02	1.01	1.41	1.16	0.91	0.89

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the MSCI World Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Global Equity Fund  for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the MSCI World Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2,4	5-16-13	13,342	13,342	14,443
Class I3	5-16-13	13,742	13,742	14,443
Class R2[2,3]	5-16-13	13,594	13,594	14,443
Class R4[2,3]	5-16-13	13,655	13,655	14,443
Class R6[2,3]	5-16-13	13,704	13,704	14,443
Class NAV[3]	5-16-13	13,813	13,813	14,443

The MSCI World Index (gross of foreign withholding tax on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 5-16-13.
2	Class C, Class R2, Class R4, and Class R6 shares were first offered on 3-27-15. The returns prior to this date are those of Class A shares and may be higher or lower than if adjusted to reflect the expenses of any other share classes.
3	For certain types of investors, as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on March 1, 2017, with the same investment held until August 31, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2017, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on March 1, 2017, with the same investment held until August 31, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2017	Ending value on 8-31-2017	Expenses paid during period ended 8-31-2017[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,056.20	$6.63	1.28%
	Hypothetical example for comparison purposes	1,000.00	1,018.80	6.51	1.28%
Class C	Actual expenses/actual returns	1,000.00	1,052.70	10.24	1.98%
	Hypothetical example for comparison purposes	1,000.00	1,015.20	10.06	1.98%
Class I	Actual expenses/actual returns	1,000.00	1,057.90	5.03	0.97%
	Hypothetical example for comparison purposes	1,000.00	1,020.30	4.94	0.97%
Class R2	Actual expenses/actual returns	1,000.00	1,056.10	6.37	1.23%
	Hypothetical example for comparison purposes	1,000.00	1,019.00	6.26	1.23%
Class R4	Actual expenses/actual returns	1,000.00	1,058.00	5.34	1.03%
	Hypothetical example for comparison purposes	1,000.00	1,020.00	5.24	1.03%
Class R6	Actual expenses/actual returns	1,000.00	1,058.00	4.56	0.88%
	Hypothetical example for comparison purposes	1,000.00	1,020.80	4.48	0.88%
Class NAV	Actual expenses/actual returns	1,000.00	1,058.00	4.46	0.86%
	Hypothetical example for comparison purposes	1,000.00	1,020.90	4.38	0.86%

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       11

Fund’s investments
AS OF 8-31-17
	Shares	Value
Common stocks 97.3%		$817,561,949
(Cost $738,189,301)
Australia 3.8%		31,641,953
Amcor, Ltd.	2,463,506	31,641,953
France 4.1%		34,183,763
Sanofi	133,230	12,989,947
TOTAL SA	408,459	21,193,816
Germany 2.0%		16,986,135
Deutsche Boerse AG	158,769	16,986,135
Hong Kong 2.9%		24,581,516
China Mobile, Ltd.	1,531,500	16,253,481
CK Hutchison Holdings, Ltd.	635,206	8,328,035
Japan 8.8%		73,474,538
Bridgestone Corp.	203,500	8,730,131
Canon, Inc.	239,900	8,408,913
Honda Motor Company, Ltd.	382,849	10,723,611
Japan Tobacco, Inc.	495,300	16,966,565
KDDI Corp.	472,500	12,747,269
Mitsubishi Estate Company, Ltd.	925,000	15,898,049
Luxembourg 0.6%		4,575,845
SES SA	200,114	4,575,845
Netherlands 10.9%		91,723,049
Akzo Nobel NV	98,838	9,030,453
Heineken NV	215,016	22,566,041
Koninklijke Ahold Delhaize NV (A)	467,772	8,408,952
Koninklijke Philips NV	787,037	29,847,492
Wolters Kluwer NV	500,595	21,870,111
Switzerland 11.8%		99,314,673
Chubb, Ltd.	166,951	23,610,210
Nestle SA	373,930	31,700,270
Novartis AG	200,999	16,945,654
Roche Holding AG	106,500	27,058,539
Taiwan 1.0%		8,692,830
Taiwan Semiconductor Manufacturing Company, Ltd., ADR	235,132	8,692,830
United Kingdom 7.1%		60,026,437
Aon PLC	46,060	6,409,710
British American Tobacco PLC	377,955	23,578,633
Experian PLC	878,422	17,663,072
HSBC Holdings PLC	1,276,475	12,375,022
12	JOHN HANCOCK Global Equity Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
United States 44.3%		$372,361,210
Advance Auto Parts, Inc.	182,606	17,877,127
Affiliated Managers Group, Inc.	148,626	26,260,728
Apple, Inc.	175,371	28,760,844
Arthur J. Gallagher & Company	216,876	12,557,120
Exxon Mobil Corp.	246,616	18,824,199
Honeywell International, Inc.	62,971	8,707,000
Huntington Bancshares, Inc.	1,283,211	16,155,626
Johnson & Johnson	144,167	19,083,386
Johnson Controls International PLC	544,635	21,562,100
JPMorgan Chase & Co.	204,997	18,632,177
Microsoft Corp.	293,525	21,946,864
Mondelez International, Inc., Class A	342,390	13,921,577
Oracle Corp.	469,711	23,640,555
The PNC Financial Services Group, Inc.	96,846	12,145,457
The Procter & Gamble Company	218,746	20,183,693
United Technologies Corp.	151,571	18,146,080
Verizon Communications, Inc.	436,176	20,923,363
Wells Fargo & Company	756,230	38,620,666

Whirlpool Corp.	83,980	14,412,648
Preferred securities 1.5%		$12,872,706
(Cost $13,635,177)
South Korea 1.5%		12,872,706
Samsung Electronics Company, Ltd.	7,689	12,872,706

	Yield (%)	Shares	Value
Securities lending collateral 0.1%			$379,319
(Cost $379,307)
John Hancock Collateral Trust (B)	1.2169(C)	37,909	379,319
Short-term investments 0.7%			$6,137,313
(Cost $6,137,313)
Money market funds 0.7%			6,137,313
JPMorgan U.S. Treasury Plus Money Market Fund, Institutional Class	0.8600(C)	6,137,313	6,137,313
Total investments (Cost $758,341,098) 99.6%			$836,951,287
Other assets and liabilities, net 0.4%			3,467,067
Total net assets 100.0%			$840,418,354

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	A portion of this security is on loan as of 8-31-17.
(B)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(C)	The rate shown is the annualized seven-day yield as of 8-31-17.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Global Equity Fund	13

DERIVATIVES
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
EUR	54,269,549	USD	62,123,438	HSBC	9/20/2017	$2,537,916	—
JPY	2,129,437,569	USD	18,937,862	Goldman Sachs Bank	9/20/2017	446,815	—
USD	61,182,946	EUR	54,269,549	HSBC	9/20/2017	—	$(3,478,407)
USD	19,414,649	JPY	2,129,437,569	Goldman Sachs Bank	9/20/2017	29,973	—
						$3,014,704	$(3,478,407)

Derivatives currency abbreviations
EUR	Euro
JPY	Japanese Yen
USD	U.S. Dollar
At 8-31-17, the aggregate cost of investments for federal income tax purposes was $762,753,241. Net unrealized appreciation aggregated to $73,734,343, of which $94,823,533 related to gross unrealized appreciation and $21,089,190 related to gross unrealized depreciation.
OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.
14	JOHN HANCOCK Global Equity Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 8-31-17

Assets
Unaffiliated investments, at value (Cost $757,961,791) including $363,800 of securities loaned	$836,571,968
Affiliated investments, at value (Cost $379,307)	379,319
Foreign currency, at value (Cost $33,819)	34,272
Cash collateral for OTC derivative contracts	940,000
Receivable for fund shares sold	72,213
Unrealized appreciation on forward foreign currency contracts	3,014,704
Dividends and interest receivable	3,741,202
Receivable for securities lending income	215
Other receivables and prepaid expenses	33,896
Total assets	844,787,789
Liabilities
Unrealized depreciation on forward foreign currency contracts	3,478,407
Payable for fund shares repurchased	398,250
Payable upon return of securities loaned	382,000
Payable to affiliates
Accounting and legal services fees	20,657
Transfer agent fees	8,693
Distribution and service fees	24
Trustees' fees	300
Other liabilities and accrued expenses	81,104
Total liabilities	4,369,435
Net assets	$840,418,354
Net assets consist of
Paid-in capital	$929,283,856
Undistributed net investment income	11,362,198
Accumulated net realized gain (loss) on investments and foreign currency transactions	(178,409,851)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	78,182,151
Net assets	$840,418,354

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       15

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding - The fund has an unlimited number of shares authorized with no par value
Class A ($45,566,764 ÷ 3,789,321 shares)[1]	$12.03
Class C ($16,715,985 ÷ 1,394,419 shares)[1]	$11.99
Class I ($25,868,890 ÷ 2,147,371 shares)	$12.05
Class R2 ($368,137 ÷ 30,543 shares)	$12.05
Class R4 ($111,974 ÷ 9,302 shares)	$12.04
Class R6 ($4,927,225 ÷ 409,135 shares)	$12.04
Class NAV ($746,859,379 ÷ 62,032,460 shares)	$12.04
Maximum offering price per share
Class A (net assets value per share ÷ 95%)[2]	$12.66

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       16

STATEMENT OF OPERATIONS   For the year ended 8-31-17

Investment income
Dividends	$23,573,930
Securities lending	165,187
Interest	43,518
Less foreign taxes withheld	(1,272,826)
Total investment income	22,509,809
Expenses
Investment management fees	6,731,847
Distribution and service fees	324,410
Accounting and legal services fees	129,088
Transfer agent fees	104,755
Trustees' fees	10,998
State registration fees	81,591
Printing and postage	27,105
Professional fees	80,515
Custodian fees	197,434
Other	23,154
Total expenses	7,710,897
Less expense reductions	(65,837)
Net expenses	7,645,060
Net investment income	14,864,749
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	42,077,746
Affiliated investments	(4,330)
Forward foreign currency contracts	934,099
43,007,515
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	37,862,905
Affiliated investments	12
Forward foreign currency contracts	(227,459)
37,635,458
Net realized and unrealized gain	80,642,973
Increase in net assets from operations	$95,507,722

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       17

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-17	Year ended 8-31-16
Increase (decrease) in net assets
From operations
Net investment income	$14,864,749	$13,868,086
Net realized gain (loss)	43,007,515	(7,095,054)
Change in net unrealized appreciation (depreciation)	37,635,458	48,363,850
Increase in net assets resulting from operations	95,507,722	55,136,882
Distributions to shareholders
From net investment income
Class A	(796,391)	(963,564)
Class C	(146,404)	(183,253)
Class I	(365,709)	(444,813)
Class R2	(5,652)	(4,163)
Class R4	(1,801)	(1,814)
Class R6	(35,903)	(4,042)
Class NAV	(14,223,860)	(10,642,776)
Total distributions	(15,575,720)	(12,244,425)
From fund share transactions	(95,246,456)	225,245,182
Total increase (decrease)	(15,314,454)	268,137,639
Net assets
Beginning of year	855,732,808	587,595,169
End of year	$840,418,354	$855,732,808
Undistributed net investment income	$11,362,198	$10,337,681

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       18

Financial highlights

Class A Shares Period ended	8-31-17	8-31-16	8-31-15	8-31-14		8-31-13[1]
Per share operating performance
Net asset value, beginning of period	$10.94	$10.24	$11.66	$9.94		$10.00
Net investment income[2]	0.15	0.19	0.19	0.26	[3]	0.04
Net realized and unrealized gain (loss) on investments	1.11	0.68	(0.74)	1.57		(0.10)
Total from investment operations	1.26	0.87	(0.55)	1.83		(0.06)
Less distributions
From net investment income	(0.17)	(0.17)	(0.24)	(0.06)		—
From net realized gain	—	—	(0.63)	(0.05)		—
Total distributions	(0.17)	(0.17)	(0.87)	(0.11)		—
Net asset value, end of period	$12.03	$10.94	$10.24	$11.66		$9.94
Total return (%)[4,5]	11.64	8.59	(4.95)	18.52		(0.60	) [6]
Ratios and supplemental data
Net assets, end of period (in millions)	$46	$56	$70	—	[7]	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.29	1.36	1.36	1.37		1.48	[8]
Expenses including reductions	1.28	1.35	1.32	1.34		1.24	[8]
Net investment income	1.34	1.86	1.69	2.36	[3]	1.35	[8]
Portfolio turnover (%)	46	35	45 [9]	70		8

1	Period from 5-16-13 (commencement of operations) to 8-31-13.
2	Based on average daily shares outstanding.
3	Net investment income per share and the percentage of average net assets reflect special dividends received by the fund, which amounted to $0.05 and 0.47%, respectively.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Less than $500,000.
8	Annualized.
9	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       19

Class C Shares Period ended	8-31-17	8-31-16	8-31-15[1]
Per share operating performance
Net asset value, beginning of period	$10.91	$10.21	$10.75
Net investment income[2]	0.08	0.12	0.04
Net realized and unrealized gain (loss) on investments	1.09	0.67	(0.58)
Total from investment operations	1.17	0.79	(0.54)
Less distributions
From net investment income	(0.09)	(0.09)	—
Net asset value, end of period	$11.99	$10.91	$10.21
Total return (%)[3,4]	10.83	7.82	(5.02	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$17	$18	$21
Ratios (as a percentage of average net assets):
Expenses before reductions	1.98	2.06	2.03	[6]
Expenses including reductions	1.98	2.05	2.02	[6]
Net investment income	0.69	1.17	0.94	[6]
Portfolio turnover (%)	46	35	45	[7,8]

1	The inception date for Class C shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.
7	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.
8	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       20

Class I Shares Period ended	8-31-17	8-31-16	8-31-15	8-31-14	8-31-13[1]
Per share operating performance
Net asset value, beginning of period	$10.96	$10.26	$11.70	$9.95	$10.00
Net investment income[2]	0.21	0.23	0.22	0.31 [3]	0.08
Net realized and unrealized gain (loss) on investments	1.08	0.67	(0.75)	1.56	(0.13)
Total from investment operations	1.29	0.90	(0.53)	1.87	(0.05)
Less distributions
From net investment income	(0.20)	(0.20)	(0.28)	(0.07)	—
From net realized gain	—	—	(0.63)	(0.05)	—
Total distributions	(0.20)	(0.20)	(0.91)	(0.12)	—
Net asset value, end of period	$12.05	$10.96	$10.26	$11.70	$9.95
Total return (%)[4]	11.95	8.93	(4.79)	18.95	(0.50	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$26	$17	$18	$3	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	0.97	1.05	1.07	1.05	1.13	[6]
Expenses including reductions	0.97	1.04	1.06	1.05	1.12	[6]
Net investment income	1.83	2.22	1.96	2.79 [3]	3.06	[6]
Portfolio turnover (%)	46	35	45 [7]	70	8

1	Period from 5-16-13 (commencement of operations) to 8-31-13.
2	Based on average daily shares outstanding.
3	Net investment income per share and the percentage of average net assets reflect special dividends received by the fund, which amounted to $0.05 and 0.47%, respectively.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.
7	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       21

Class R2 Shares Period ended	8-31-17		8-31-16		8-31-15[1]
Per share operating performance
Net asset value, beginning of period	$10.96		$10.25		$10.75
Net investment income[2]	0.16		0.20		0.09
Net realized and unrealized gain (loss) on investments	1.10		0.67		(0.59)
Total from investment operations	1.26		0.87		(0.50)
Less distributions
From net investment income	(0.17)		(0.16)		—
Net asset value, end of period	$12.05		$10.96		$10.25
Total return (%)[3]	11.69		8.59		(4.65	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[5]	—	[5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.23		1.29		1.18	[6]
Expenses including reductions	1.22		1.28		1.17	[6]
Net investment income	1.44		1.97		1.87	[6]
Portfolio turnover (%)	46		35		45	[7,8]

1	The inception date for Class R2 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.
8	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       22

Class R4 Shares Period ended	8-31-17		8-31-16		8-31-15[1]
Per share operating performance
Net asset value, beginning of period	$10.95		$10.25		$10.75
Net investment income[2]	0.19		0.22		0.10
Net realized and unrealized gain (loss) on investments	1.09		0.67		(0.60)
Total from investment operations	1.28		0.89		(0.50)
Less distributions
From net investment income	(0.19)		(0.19)		—
Net asset value, end of period	$12.04		$10.95		$10.25
Total return (%)[3]	11.91		8.86		(4.65	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[5]	—	[5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.13		1.20		1.18	[6]
Expenses including reductions	1.02		1.09		1.07	[6]
Net investment income	1.67		2.16		2.01	[6]
Portfolio turnover (%)	46		35		45	[7,8]

1	The inception date for Class R4 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.
8	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       23

Class R6 Shares Period ended	8-31-17	8-31-16	8-31-15[1]
Per share operating performance
Net asset value, beginning of period	$10.95	$10.26	$10.75
Net investment income[2]	0.24	0.27	0.10
Net realized and unrealized gain (loss) on investments	1.06	0.64	(0.59)
Total from investment operations	1.30	0.91	(0.49)
Less distributions
From net investment income	(0.21)	(0.22)	—
Net asset value, end of period	$12.04	$10.95	$10.26
Total return (%)[3]	12.09	8.97	(4.56	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$5	$2	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.88	0.95	0.93	[6]
Expenses including reductions	0.87	0.93	0.91	[6]
Net investment income	2.11	2.52	2.15	[6]
Portfolio turnover (%)	46	35	45	[7,8]

1	The inception date for Class R6 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.
8	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       24

Class NAV Shares Period ended	8-31-17	8-31-16	8-31-15	8-31-14	8-31-13[1]
Per share operating performance
Net asset value, beginning of period	$10.95	$10.26	$11.70	$9.95	$10.00
Net investment income[2]	0.21	0.24	0.22	0.31 [3]	0.05
Net realized and unrealized gain (loss) on investments	1.09	0.67	(0.72)	1.57	(0.10)
Total from investment operations	1.30	0.91	(0.50)	1.88	(0.05)
Less distributions
From net investment income	(0.21)	(0.22)	(0.31)	(0.08)	—
From net realized gain	—	—	(0.63)	(0.05)	—
Total distributions	(0.21)	(0.22)	(0.94)	(0.13)	—
Net asset value, end of period	$12.04	$10.95	$10.26	$11.70	$9.95
Total return (%)[4]	12.09	8.97	(4.54)	19.06	(0.50	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$747	$762	$478	$482	$329
Ratios (as a percentage of average net assets):
Expenses before reductions	0.87	0.93	0.91	0.93	1.03	[6]
Expenses including reductions	0.86	0.93	0.91	0.93	1.02	[6]
Net investment income	1.82	2.31	1.99	2.76 [3]	1.59	[6]
Portfolio turnover (%)	46	35	45 [7]	70	8

1	Period from 5-16-13 (commencement of operations) to 8-31-13.
2	Based on average daily shares outstanding.
3	Net investment income per share and the percentage of average net assets reflect special dividends received by the fund, which amounted to $0.05 and 0.47%, respectively.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.
7	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
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Notes to financial statements

Note 1 — Organization

John Hancock Global Equity Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       26

securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of August 31, 2017, by major security category or type:

	Total value at 8-31-17	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common stocks
Australia	$31,641,953	—	$31,641,953	—
France	34,183,763	—	34,183,763	—
Germany	16,986,135	—	16,986,135	—
Hong Kong	24,581,516	—	24,581,516	—
Japan	73,474,538	—	73,474,538	—
Luxembourg	4,575,845	—	4,575,845	—
Netherlands	91,723,049	—	91,723,049	—
Switzerland	99,314,673	$23,610,210	75,704,463	—
Taiwan	8,692,830	8,692,830	—	—
United Kingdom	60,026,437	6,409,710	53,616,727	—
United States	372,361,210	372,361,210	—	—
Preferred securities	12,872,706	—	12,872,706	—
Securities lending collateral	379,319	379,319	—	—
Short-term investments	6,137,313	6,137,313	—	—
Total investments in securities	$836,951,287	$417,590,592	$419,360,695	—
Other financial instruments:
Forward foreign currency contracts	$(463,703)	—	$(463,703)	—

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       27

from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of August 31, 2017, the fund loaned common stocks valued at $363,800 and received $382,000 of cash collateral.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 29, 2017, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the need of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 29, 2017, the fund had a similar agreement that enabled it to participate in a $1 billion unsecured committed line of credit. Commitment fees for the year ended August 31, 2017 were $5,064.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       28

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of August 31, 2017, the fund has a short-term capital loss carryforward of $23,215,385 and a long-term capital loss carryforward of $183,594,942 available to offset future net realized capital gains. These carryforwards do not expire. The utilization of the loss carryforwards, which were acquired in a merger, are limited to $3,061,922 each fiscal year due to IRC Section 382 limitations. Any unused portion of this limitation will carryforward to the following fiscal year.

As of August 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

The tax character of distributions for the years ended August 31, 2017 and 2016 was as follows:

	August 31, 2017	August 31, 2016
Ordinary Income	$15,575,720	$12,244,425

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2017, the components of distributable earnings on a tax basis consisted of $15,095,156 and $29,079,660 of undistributed ordinary income and long-term capital gains, respectively.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, wash sale loss deferrals and derivative transactions.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts are typically traded through the OTC market. Certain forwards are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       29

evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended August 31, 2017, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates. The fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $72.5 million to $161.7 million, as measured at each quarter end.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at August 31, 2017 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Foreign currency	Unrealized appreciation / depreciation on forward foreign currency contracts	Forward foreign currency contracts	$3,014,704	($3,478,407)

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       30

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2017:

Statement of operations location - net realized gain (loss) on:
Risk	Forward foreign currency contracts
Foreign currency	$934,099

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2017:

Statement of operations location - change in net unrealized appreciation (depreciation) of:
Risk	Forward foreign currency contracts
Foreign currency	($227,459)

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Distributors, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a monthly management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.825% of the first $500 million of average net assets and (b) 0.800% of excess over $500 million of average net assets. When average net assets exceed $500 million, the management fee is 0.800% on all net assets. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2017, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

Effective January 1, 2017, the Advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund, in an amount equal to the amount by which expenses of the fund exceed 0.89% of average net assets. For purposes of this agreement, "expenses of the fund" means all fund expenses, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, class specific expenses, acquired fund fees and expenses paid indirectly, borrowing costs, prime brokerage fees, and short dividend expense. This agreement expires on December 31, 2017, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

Prior to January 1, 2017, the Advisor had contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceeded 0.00% of average net assets.

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For the year ended August 31, 2017, the expense reductions described above amounted to the following:

Class	Expense reductions	Class	Expense reductions
Class A	$3,874	Class R4	$8
Class C	1,352	Class R6	368
Class I	1,735	Class NAV	58,366
Class R2	28	Total	$65,731

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2017 were equivalent to a net annual effective rate of 0.79% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended August 31, 2017 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R2	0.25%	0.25%
Class C	1.00%	—	Class R4	0.25%	0.10%

The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on December 31, 2017, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $106 for Class R4 shares for the year ended August 31, 2017.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $38,065 for the year ended August 31, 2017. Of this amount, $6,155 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $30,816 was paid as sales commissions to broker-dealers and $1,094 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2017, CDSCs received by the Distributor amounted to $499 for Class C shares. There were no CDSCs received by the Distributor for Class A shares.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       32

includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended August 31, 2017 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$149,470	$59,696
Class C	173,443	20,745
Class I	—	23,762
Class R2	1,232	53
Class R4	265	16
Class R6	—	483
Total	$324,410	$104,755

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the years ended August 31, 2017 and 2016 were as follows:

		Year ended 8-31-17		Year ended 8-31-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	333,661	$3,798,444	274,010	$2,830,730
Distributions reinvested	70,104	765,537	90,605	928,697
Repurchased	(1,715,586)	(19,375,830)	(2,069,862)	(21,057,400)
Net decrease	(1,311,821)	($14,811,849)	(1,705,247)	($17,297,973)
Class C shares
Sold	110,659	$1,244,751	149,786	$1,521,041
Distributions reinvested	12,263	134,153	16,040	164,736
Repurchased	(415,139)	(4,683,599)	(566,997)	(5,857,906)
Net decrease	(292,217)	($3,304,695)	(401,171)	($4,172,129)
Class I shares
Sold	1,228,422	$13,797,721	922,306	$9,255,261
Distributions reinvested	31,512	343,795	38,728	396,966
Repurchased	(680,075)	(7,692,366)	(1,133,634)	(11,737,015)
Net increase (decrease)	579,859	$6,449,150	(172,600)	($2,084,788)
Class R2 shares
Sold	4,592	$53,702	9,726	$102,575
Distributions reinvested	164	1,793	66	673
Repurchased	(6,105)	(70,269)	(10,492)	(107,304)
Net decrease	(1,349)	($14,774)	(700)	($4,056)

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		Year ended 8-31-17		Year ended 8-31-16
	Shares	Amount	Shares	Amount
Class R6 shares
Sold	236,398	$2,709,027	151,060	$1,599,523
Distributions reinvested	2,935	31,992	5	54
Repurchased	(3)	(39)	(6)	(63)
Net increase	239,330	$2,740,980	151,059	$1,599,514
Class NAV shares
Sold	1,908,929	$21,298,552	26,795,976	$286,584,100
Distributions reinvested	1,304,941	14,223,860	1,040,350	10,642,776
Repurchased	(10,773,075)	(121,827,680)	(4,865,438)	(50,022,262)
Net increase (decrease)	(7,559,205)	($86,305,268)	22,970,888	$247,204,614
Total net increase (decrease)	(8,345,403)	($95,246,456)	20,842,229	$225,245,182

There were no fund share transactions for Class R4 shares for the years ended August 31, 2017 and 2016.

Affiliates of the fund owned 15%, 59%, 100%, 89% and 100% of shares of Class I, Class R2, Class R4, Class R6 and Class NAV, respectively, on August 31, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $385,450,926 and $482,695,497, respectively, for the year ended August 31, 2017.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At August 31, 2017, funds within the John Hancock group of funds complex held 88.2% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	26.4%
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	25.4%
John Hancock Funds II Multimanager Lifestyle Aggressive Portfolio	8.5%
John Hancock Funds II Multimanager Lifestyle Moderate Portfolio	8.1%

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Global Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Global Equity Fund (the "Fund") as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 23, 2017

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2017.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Income derived from foreign sources was $14,579,739. The fund intends to pass through foreign tax credits of $1,272,826.

Eligible shareholders will be mailed a 2017 Form 1099-DIV in early 2018. This will reflect the tax character of all distributions paid in calendar year 2017.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Boston Partners Global Investors, Inc. (the Subadvisor), for John Hancock Redwood Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 19-22, 2017 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 22-24, 2017.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 19-22, 2017, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be

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based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

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(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index for the one- and three-year periods ended December 31, 2016. The Board also noted that the fund outperformed its peer group average for the one-year period, and underperformed its peer group average for the three-year period ended December 31, 2016. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark for the one- and three-year periods and to the peer group for the one-year period. The Board also noted that the fund outperformed the median of its peer group for the three-year period. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are equal to the peer group median and that total expenses are lower than the peer group median.

The Board took into account management's discussion with respect to the overall management fee, the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
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(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length;
(j)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the mutual fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

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(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

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In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows..

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	225
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2005	225
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	225
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	225
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2008	225
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2008	225
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	225
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2005	225

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2012	225
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       44

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2012	225
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	225

President and Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

James R. Boyle, Born: 1959	2015	225
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Warren A. Thomson, Born: 1955	2012	225
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       45

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 39 other John Hancock funds consisting of 29 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       46

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       47

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Global Equity Fund . It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF399095	425A 8/17 10/17

John Hancock

New Opportunities Fund

Annual report 8/31/17

A message to shareholders

Dear shareholder,

Equity markets generally delivered solid gains over the past year, supported by rising economic activity, stronger corporate earnings, and low levels of inflation. With the U.S. bull market in its ninth year, investors in U.S. equities should expect more tempered returns going forward, given high valuations and tightening monetary policy. Indeed non-U.S. markets recently reversed a multi-year bout of underperformance and have begun to outpace those in the United States as growth strengthens around the world.

Advancing the interests of fund shareholders

One of our primary goals is to advance the interests of our fund shareholders wherever possible. To that end, we recently announced our third round of expense reductions this year, targeting six mutual funds and two closed-end funds that together represent more than $6.9 billion in assets under management. Details can be found at jhinvestments.com.

In addition, we recently learned that fund researcher Morningstar, Inc. formally recognized our shareholder friendly initiatives by upgrading our parent pillar rating—a key component of the Morningstar Analyst Rating system—to positive, the highest possible rating. Morningstar evaluates select funds and their parent firms based on intensive research, including on-site due diligence. They focused on such factors as whether our portfolio managers invest meaningfully in the funds they manage, the quality of our risk management, our corporate culture, and our commitment to recognizing shareholder interests—in other words, how effective we are as stewards of investor capital. We're proud to have been recognized by Morningstar for our efforts and we're committed to continue our work of furthering the interests of our shareholders.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee investment returns and does not eliminate risk of loss. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
New Opportunities Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
15	Financial statements
19	Financial highlights
30	Notes to financial statements
39	Auditor's report
40	Tax information
41	Continuation of investment advisory and subadvisory agreements
47	Trustees and Officers
51	More information

ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/17 (%)

Class A shares (without sales charge)[1]
Russell 2000 Index
Morningstar U.S. small blend fund category average
12.27
14.91
12.67
4.82
7.67
5.80
11.90
13.15
12.07
5.90
7.38
6.72
1 year
3 year
5 year
10 year

The Russell 2000 Index is an unmanaged index composed of 2,000 U.S. small capitalization stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

1	Class A shares were first offered on 5-27-15. The returns prior to this date are those of Class NAV shares, which have lower expenses than Class A. Had the returns reflected Class A expenses, returns would be lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Stocks continued their steady advance

Investors remained optimistic during the period, buoyed by continued economic strength and expectations for lower taxes, less regulation, and higher infrastructure spending.

The fund modestly underperformed its benchmark

The fund trailed its benchmark, the Russell 2000 Index, due to stock selection and sector allocation.

Stock selection in a variety of sectors hindered relative results

From a sector standpoint, healthcare and energy were among the largest detractors, whereas information technology, real estate, and industrials were among the top relative contributors.

SECTOR COMPOSITION AS OF 8/31/17 (%)

A note about risks

The stock prices of midsize and small companies can change more frequently and dramatically than those of large companies. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors, and investments focused in one sector may fluctuate more widely than investments diversified across sectors. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Derivatives transactions, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Investing in an exchange-traded fund generally reflects the risks of investing in the underlying securities it is designed to track, which may cause lack of liquidity, more volatility, and increased management fees. Investing in real estate investment trusts subjects the fund to the risks associated with direct ownership of real estate, such as a decline in the value of real estate and general and local economic conditions. The fund may invest in initial public offerings, which are frequently volatile in price. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       3

Discussion of fund performance

From the investment management teams at Brandywine Global, Dimensional, GW&K, and Invesco.

Can you describe the market environment during the 12 months ended August 31, 2017?

Stocks performed well, continuing a long-run bull market advance. Large-cap stocks outperformed small caps and growth stocks outperformed value stocks, which was a mild headwind for the fund during the period. For a brief time, early in the period, value stocks outperformed growth stocks late in 2016, primarily because inflation expectations temporarily rose.

The U.S. economy continued to grow modestly, and the relative strength of consumer and corporate earnings helped move markets steadily higher for much of the period. Politics played a role in the market's steady advance, as well. President Trump's incoming agenda boosted expectations for lower corporate and individual tax rates, less regulation in areas like healthcare and financial markets, and a higher level of infrastructure investment across the United States. In addition, although the U.S. Federal Reserve (Fed) raised the federal funds rate three times during the period, policymakers were clearly in no rush to tighten monetary policy, largely because of the muted inflation data that tempered the Fed's evaluation of U.S. economic health.

What drove the fund's performance relative to its benchmark, the Russell 2000 Index?

Stock selection in a variety of areas, as well as an overweight to the energy sector, detracted from relative returns. Where stock selection had a positive impact, such as in information technology, it was not enough to counter the negative contribution from other areas. A significant underweight in real estate was an important contributor to the fund's relative results.

ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       4

"The U.S. economy continued to grow modestly, and the relative strength of consumer and corporate earnings helped move markets steadily higher for much of the period."

Were there any changes in fund strategy during the period?

There were no changes to the fund's strategy. The fund continues to offer a distinctive combination of four established asset managers—each of whom specializes in a different approach to small company investing. Dimensional Fund Advisors employs a rules-based, systematic approach that emphasizes smaller, lower-priced (value), and more profitable companies. Brandywine Global Investment Management invests in what its managers believe are undervalued stocks that generate significant free cash flow with solid balance sheets. GW&K Investment Management invests in stocks of companies that have a history of generating consistent long-term earnings growth. Invesco Advisers invests in stocks of companies with high-quality earnings growth and that the managers perceive have the potential for attractive capital appreciation.

Within the individual portfolio sleeves, which sectors and stocks were the primary detractors from relative performance and which were the leading performers?

In the Dimensional sleeve, an emphasis on stocks with low relative prices (value stocks) detracted

TOP 10 FUND HOLDINGS AS OF 8/31/17 (%)

Wayfair, Inc., Class A	0.9
Globus Medical, Inc., Class A	0.8
Popular, Inc.	0.8
Helmerich & Payne, Inc.	0.7
Team, Inc.	0.7
Blackbaud, Inc.	0.6
Greenhill & Company, Inc.	0.6
HomeStreet, Inc.	0.6
OM Asset Management PLC	0.6
Reliance Steel & Aluminum Company	0.6
TOTAL	6.9
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       5

from relative performance, as value stocks underperformed for the period. This emphasis led to allocation and stock selection differences at the sector level. Overweights in the energy and consumer discretionary sectors, and stock selection in the healthcare sector, were the primary detractors from performance. Conversely, a significant underweight in real estate and an overweight in the information technology sector were the primary contributors to performance.

In the Brandywine sleeve, stock selection in the energy and industrials sectors were the primary detractors from relative returns. An overweight in energy also amplified this negative result. CARBO Ceramics, Inc. was a significant detractor in the energy sector. Demand for its premium ceramic proppant declined as customers substituted lower-cost alternatives without significant productivity decline. In the sleeve's industrials exposure, two stocks were among the largest detractors: Team, Inc. and Triumph Group, Inc. While Triumph Group's business appears well positioned in the aerospace industry, consistently poor execution finally prompted us to trim the position. Team underperformed earnings expectations in the first and second quarter of 2017, which contributed to the stock's decline. We still held the stock in the portfolio as of period-end.

On the positive side of the ledger, stock selection in the consumer discretionary sector was a significant positive contributor to relative results. Online furnishing retailer Wayfair, Inc. and Malibu Boats Inc. were the two standout performers in this area. We sold the latter holding by period end.

In the GW&K sleeve, stock selection in materials and healthcare detracted from performance, while stock selection in the industrials and information technology sectors contributed to performance. One of the sleeve's bottom performers was biopharmaceutical firm Inotek Pharmaceuticals Corp., which dropped significantly following the failure of its glaucoma drug in Phase 3 trials. We eliminated the stock during the period. One of the top performers was a machine optics technology maker, Cognex Corp., which reported earnings data during the period that suggested the company had a long runway for growth. We sold this stock by period end.

ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       6

In the Invesco sleeve, stock selection and sector allocation in energy and healthcare detracted from returns, while stock selection in information technology and an underweight in real estate stocks contributed to relative results. Impax Laboratories, Inc. was among the largest individual detractors, as the company's sales were impacted by market share losses for some of its generic drugs. One of the largest positive contributors was the stock of Coherent, Inc. This maker of commercial and scientific lasers topped earnings expectations, which investors cheered.

How was the fund positioned at the end of the reporting period?

As of the end of the period, the fund was overweight in the industrials, financials, energy, and consumer discretionary sectors and underweight in the real estate, healthcare, utilities, information technology, consumer staples, and telecommunication services sectors.

Overall, the fund continues to emphasize what we consider to be high-quality small-cap value stocks, with a bias toward companies with experienced management, strong market positions, solid balance sheets, and sustainable growth profiles.

Can you tell us about a recent manager change?

Effective March 20, 2017, Henry F. Gray left Dimensional. The Dimensional sleeve continues to be managed by the rest of the team.

MANAGED BY

New Opportunities Fund is managed by a team of nine portfolio managers across four different asset managers.

The views expressed in this report are exclusively those of the investment management teams at Brandywine Global, Dimensional, GW&K, and Invesco, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  AUGUST 31, 2017

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A1	6.67	10.76	5.36	66.69	68.55
Class C1	10.52	11.55	5.73	72.71	74.65
Class I1,2	12.61	12.06	5.98	76.68	78.67
Class R1[1,2]	12.16	11.86	5.88	75.10	77.07
Class R2[1,2]	12.34	11.96	5.93	75.94	77.92
Class R3[1,2]	12.12	11.85	5.88	75.04	77.00
Class R4[1,2]	12.55	12.03	5.96	76.46	78.44
Class R5[1,2]	12.72	12.11	6.00	77.08	79.07
Class R6[1,2]	12.73	12.10	5.99	76.99	78.98
Class 1[2]	12.71	12.06	5.95	76.72	78.22
Class NAV[2]	12.75	12.11	6.00	77.09	79.08
Index†	14.91	13.15	7.38	85.48	103.81

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, Class 1, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1	Class NAV
Gross (%)	1.52	2.22	1.21	1.87	1.62	1.77	1.47	1.17	1.12	1.15	1.10
Net (%)	1.21	1.91	0.90	1.56	1.31	1.46	1.06	0.86	0.81	0.84	0.79

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Russell 2000 Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock New Opportunities Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Russell 2000 Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C1,3	8-31-07	17,465	17,465	20,381
Class I1,2	8-31-07	17,867	17,867	20,381
Class R1[1,2]	8-31-07	17,707	17,707	20,381
Class R2[1,2]	8-31-07	17,792	17,792	20,381
Class R3[1,2]	8-31-07	17,700	17,700	20,381
Class R4[1,2]	8-31-07	17,844	17,844	20,381
Class R5[1,2]	8-31-07	17,907	17,907	20,381
Class R6[1,2]	8-31-07	17,898	17,898	20,381
Class 1[2]	8-31-07	17,822	17,822	20,381
Class NAV[2]	8-31-07	17,908	17,908	20,381

The Russell 2000 Index is an unmanaged index composed of 2,000 U.S. small capitalization stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Class A, Class C, Class I, Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares were first offered on 5-27-15. The returns prior to this date are that of Class NAV shares, which has lower expenses. Had the returns reflected Class A, Class C, Class I, Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 expenses, returns would be lower.
2	For certain type of investors as described in the fund's prospectuses.
3	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on March 1, 2017, with the same investment held until August 31, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2017, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on March 1, 2017, with the same investment held until August 31, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2017	Ending value on 8-31-2017	Expenses paid during period ended 8-31-2017[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,000.70	$6.10	1.21%
	Hypothetical example for comparison purposes	1,000.00	1,019.10	6.16	1.21%
Class C	Actual expenses/actual returns	1,000.00	997.00	9.61	1.91%
	Hypothetical example for comparison purposes	1,000.00	1,015.60	9.70	1.91%
Class I	Actual expenses/actual returns	1,000.00	1,001.80	4.49	0.89%
	Hypothetical example for comparison purposes	1,000.00	1,020.70	4.53	0.89%
Class R1	Actual expenses/actual returns	1,000.00	1,000.00	6.55	1.30%
	Hypothetical example for comparison purposes	1,000.00	1,018.70	6.61	1.30%
Class R2	Actual expenses/actual returns	1,000.00	1,000.40	6.20	1.23%
	Hypothetical example for comparison purposes	1,000.00	1,019.00	6.26	1.23%
Class R3	Actual expenses/actual returns	1,000.00	999.60	6.75	1.34%
	Hypothetical example for comparison purposes	1,000.00	1,018.50	6.82	1.34%
Class R4	Actual expenses/actual returns	1,000.00	1,001.80	4.84	0.96%
	Hypothetical example for comparison purposes	1,000.00	1,020.40	4.89	0.96%
Class R5	Actual expenses/actual returns	1,000.00	1,002.60	4.09	0.81%
	Hypothetical example for comparison purposes	1,000.00	1,021.10	4.13	0.81%
Class R6	Actual expenses/actual returns	1,000.00	1,002.60	4.04	0.80%
	Hypothetical example for comparison purposes	1,000.00	1,021.20	4.08	0.80%
Class 1	Actual expenses/actual returns	1,000.00	1,002.60	4.24	0.84%
	Hypothetical example for comparison purposes	1,000.00	1,021.00	4.28	0.84%
Class NAV	Actual expenses/actual returns	1,000.00	1,002.60	3.99	0.79%
	Hypothetical example for comparison purposes	1,000.00	1,021.20	4.02	0.79%

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       11

Fund’s investments
Summary of fund’s investments as of 8-31-17
(showing percentage of total net assets)
This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling 1-800-225-5291. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.
	Shares	Value	% of Net Assets
Common stocks 97.9%		$524,551,209
(Cost $448,047,444)
Consumer discretionary 13.7%		73,680,463	13.7%
AutoNation, Inc. (A)(B)	57,378	2,603,240	0.5%
Burlington Stores, Inc. (A)	27,468	2,393,287	0.5%
Dave & Buster's Entertainment, Inc. (A)	34,601	2,022,774	0.4%
Five Below, Inc. (A)	43,527	2,070,579	0.4%
Grand Canyon Education, Inc. (A)	34,681	2,845,576	0.5%
Kona Grill, Inc. (A)(B)	273,010	819,030	0.2%
Wayfair, Inc., Class A (A)(B)	69,800	4,956,496	0.9%
OTHER SECURITIES		55,969,481	10.3%
Consumer staples 2.2%		11,945,271	2.2%
The Boston Beer Company, Inc., Class A (A)(B)	15,483	2,306,967	0.4%
OTHER SECURITIES		9,638,304	1.8%
Energy 5.9%		31,866,815	5.9%
Helmerich & Payne, Inc. (B)	90,219	3,819,872	0.7%
RPC, Inc. (B)	52,893	1,026,653	0.2%
OTHER SECURITIES		27,020,290	5.0%
Financials 21.7%		116,235,890	21.7%
Artisan Partners Asset Management, Inc., Class A	74,520	2,287,764	0.4%
Flagstar Bancorp, Inc. (A)	61,142	2,006,680	0.4%
Greenhill & Company, Inc. (B)	204,762	3,081,668	0.6%
HomeStreet, Inc. (A)	134,198	3,388,500	0.6%
OM Asset Management PLC	217,520	3,073,558	0.6%
OneMain Holdings, Inc. (A)	68,422	1,872,710	0.4%
Pinnacle Financial Partners, Inc.	41,798	2,599,836	0.5%
Popular, Inc.	104,702	4,178,657	0.8%
Radian Group, Inc.	131,910	2,308,425	0.4%
SLM Corp. (A)	275,121	2,797,981	0.5%
TCF Financial Corp.	174,767	2,714,132	0.5%
The Hanover Insurance Group, Inc.	21,166	2,078,078	0.4%
OTHER SECURITIES		83,847,901	15.6%
Health care 10.8%		57,776,371	10.8%
Acadia Healthcare Company, Inc. (A)(B)	51,776	2,430,365	0.5%
Amicus Therapeutics, Inc. (A)	142,909	1,992,151	0.4%
Catalent, Inc. (A)	49,092	2,027,009	0.4%
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK New Opportunities Fund	12

	Shares	Value	% of Net Assets
Health care (continued)
DBV Technologies SA, ADR (A)	37,379	$1,650,657	0.3%
Globus Medical, Inc., Class A (A)	146,100	4,416,603	0.8%
Medidata Solutions, Inc. (A)	31,554	2,365,288	0.4%
Neurocrine Biosciences, Inc. (A)(B)	51,667	2,924,352	0.5%
Neuroderm, Ltd. (A)	35,716	1,383,995	0.3%
Wright Medical Group NV (A)(B)	108,347	3,207,071	0.6%
OTHER SECURITIES		35,378,880	6.6%
Industrials 19.6%		104,920,359	19.6%
AECOM (A)	80,378	2,692,663	0.5%
Air Lease Corp.	55,151	2,241,337	0.4%
Albany International Corp., Class A	37,127	1,990,007	0.4%
HEICO Corp.	28,994	2,486,815	0.5%
Powell Industries, Inc.	94,766	2,697,988	0.5%
Ritchie Brothers Auctioneers, Inc.	60,900	1,811,166	0.3%
SiteOne Landscape Supply, Inc. (A)	39,899	2,004,526	0.4%
Team, Inc. (A)(B)	320,465	3,957,743	0.7%
The ExOne Company (A)(B)	42,950	347,466	0.1%
The Greenbrier Companies, Inc. (B)	49,000	2,102,100	0.4%
Titan International, Inc.	279,173	2,395,304	0.5%
Universal Logistics Holdings, Inc.	67,495	1,120,417	0.2%
OTHER SECURITIES		79,072,827	14.7%
Information technology 15.3%		81,716,361	15.3%
Blackbaud, Inc.	39,052	3,296,379	0.6%
HubSpot, Inc. (A)	27,535	2,019,692	0.4%
IPG Photonics Corp. (A)	13,250	2,329,218	0.4%
LogMeIn, Inc.	22,155	2,534,532	0.5%
MACOM Technology Solutions Holdings, Inc. (A)(B)	61,084	2,781,765	0.5%
MTS Systems Corp.	56,161	2,718,192	0.5%
NCR Corp. (A)	60,500	2,210,065	0.4%
Power Integrations, Inc.	34,328	2,500,795	0.5%
SolarEdge Technologies, Inc. (A)	80,142	2,143,799	0.4%
Take-Two Interactive Software, Inc. (A)	24,214	2,367,887	0.5%
Tyler Technologies, Inc. (A)	12,359	2,135,635	0.4%
Zebra Technologies Corp., Class A (A)	28,797	2,968,683	0.6%
OTHER SECURITIES		51,709,719	9.6%
Materials 4.8%		25,628,951	4.8%
Haynes International, Inc.	80,631	2,463,277	0.5%
PolyOne Corp.	66,737	2,411,875	0.5%
Reliance Steel & Aluminum Company	44,097	3,193,505	0.6%
OTHER SECURITIES		17,560,294	3.2%
Real estate 2.6%		14,008,258	2.6%
Hersha Hospitality Trust	111,550	2,068,137	0.4%
13	JOHN HANCOCK New Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value	% of Net Assets
Real estate (continued)
Sun Communities, Inc.	19,595	$1,769,624	0.3%
OTHER SECURITIES		10,170,497	1.9%
Telecommunication services 0.6%		3,238,599	0.6%
Utilities 0.7%		3,533,871	0.7%

	Yield (%)	Shares	Value	% of Net Assets
Securities lending collateral 7.0%			$37,619,729
(Cost $37,620,672)
John Hancock Collateral Trust (C)	1.2169(D)	3,759,905	37,619,729	7.0%
Short-term investments 3.5%			$18,615,692
(Cost $18,615,692)
Money market funds 3.5%			18,615,692	3.5%
State Street Institutional Treasury Money Market Fund, Premier Class	0.9019(D)	16,425,271	16,425,271	3.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.9295(D)	2,190,421	2,190,421	0.4%
Total investments (Cost $504,283,808) 108.4%			$580,786,630	108.4%
Other assets and liabilities, net (8.4%)			(45,121,043)	(8.4)%
Total net assets 100.0%			$535,665,587	100.0%

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	A portion of this security is on loan as of 8-31-17.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(D)	The rate shown is the annualized seven-day yield as of 8-31-17.
At 8-31-17, the aggregate cost of investments for federal income tax purposes was $506,908,295. Net unrealized appreciation aggregated to $73,878,335, of which $106,496,040 related to gross unrealized appreciation and $32,617,705 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK New Opportunities Fund	14

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 8-31-17

Assets
Unaffiliated investments, at value (Cost $466,663,136) including $36,025,205 of securities loaned	$543,166,901
Affiliated investments, at value (Cost $37,620,672)	37,619,729
Cash	46
Receivable for investments sold	2,286,949
Receivable for fund shares sold	228,223
Dividends and interest receivable	455,326
Receivable for securities lending income	36,842
Receivable due from advisor	5,890
Other receivables and prepaid expenses	65,521
Total assets	583,865,427
Liabilities
Payable for investments purchased	9,618,850
Payable for fund shares repurchased	833,955
Payable upon return of securities loaned	37,626,544
Payable to affiliates
Accounting and legal services fees	12,755
Transfer agent fees	32,795
Trustees' fees	254
Other liabilities and accrued expenses	74,687
Total liabilities	48,199,840
Net assets	$535,665,587
Net assets consist of
Paid-in capital	$428,078,547
Undistributed net investment income	524,237
Accumulated net realized gain (loss) on investments and foreign currency transactions	30,559,981
Net unrealized appreciation (depreciation) on investments	76,502,822
Net assets	$535,665,587

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       15

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($297,157,551 ÷ 10,892,702 shares)[1]	$27.28
Class C ($20,089,790 ÷ 747,917 shares)[1]	$26.86
Class I ($11,117,338 ÷ 406,717 shares)	$27.33
Class R1 ($106,724 ÷ 3,918 shares)	$27.24
Class R2 ($100,834 ÷ 3,694 shares)	$27.30
Class R3 ($113,760 ÷ 4,177 shares)	$27.23
Class R4 ($549,543 ÷ 20,104 shares)	$27.34
Class R5 ($101,089 ÷ 3,694 shares)	$27.37
Class R6 ($1,570,681 ÷ 57,460 shares)	$27.34
Class 1 ($56,158,021 ÷ 2,041,543 shares)	$27.51
Class NAV ($148,600,256 ÷ 5,434,603 shares)	$27.34
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$28.72

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       16

STATEMENT OF OPERATIONS   For the year ended 8-31-17

Investment income
Dividends	$6,432,462
Securities lending	316,948
Interest	41,015
Less foreign taxes withheld	(17,693)
Total investment income	6,772,732
Expenses
Investment management fees	4,818,813
Distribution and service fees	1,167,028
Accounting and legal services fees	88,642
Transfer agent fees	405,270
Trustees' fees	10,736
State registration fees	123,190
Printing and postage	121,280
Professional fees	90,050
Custodian fees	88,313
Other	21,230
Total expenses	6,934,552
Less expense reductions	(1,129,239)
Net expenses	5,805,313
Net investment income	967,419
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	33,947,628
Affiliated investments	(460)
33,947,168
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	28,274,448
Affiliated investments	(1,736)
28,272,712
Net realized and unrealized gain	62,219,880
Increase in net assets from operations	$63,187,299

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       17

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-17	Year ended 8-31-16
Increase (decrease) in net assets
From operations
Net investment income	$967,419	$897,940
Net realized gain	33,947,168	755,952
Change in net unrealized appreciation (depreciation)	28,272,712	38,103,213
Increase in net assets resulting from operations	63,187,299	39,757,105
Distributions to shareholders
From net investment income
Class A	(223,052)	—
Class I	(33,230)	(242)
Class R2	(324)	(72)
Class R4	(270)	(169)
Class R5	(383)	(281)
Class R6	(7,129)	(329)
Class 1	(223,990)	(178,905)
Class NAV	(526,716)	(536,049)
From net realized gain
Class A	(841,408)	(11,959)
Class C	(59,886)	(9,858)
Class I	(28,021)	(8,151)
Class R1	(266)	(8,151)
Class R2	(454)	(8,151)
Class R3	(289)	(8,151)
Class R4	(268)	(8,190)
Class R5	(263)	(8,151)
Class R6	(4,906)	(8,151)
Class 1	(164,206)	(5,189,313)
Class NAV	(348,210)	(13,268,876)
Total distributions	(2,463,271)	(19,253,149)
From fund share transactions	(57,109,072)	(22,247,324)
Issued in reorganization	—	317,895,822
Total from fund share transactions	(57,109,072)	295,648,498
Total increase	3,614,956	316,152,454
Net assets
Beginning of year	532,050,631	215,898,177
End of year	$535,665,587	$532,050,631
Undistributed net investment income	$524,237	$573,829

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       18

Financial highlights

Class A Shares Period ended	8-31-17	8-31-16	8-31-15[1]
Per share operating performance
Net asset value, beginning of period	$24.38	$25.43	$27.07
Net investment income (loss)[2]	0.01	0.01	(0.01)
Net realized and unrealized gain (loss) on investments	2.98	1.15	(1.63)
Total from investment operations	2.99	1.16	(1.64)
Less distributions
From net investment income	(0.02)	—	—
From net realized gain	(0.07)	(2.21)	—
Total distributions	(0.09)	(2.21)	—
Net asset value, end of period	$27.28	$24.38	$25.43
Total return (%)[3,4]	12.27	5.17	(6.06	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$297	$299	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.42	1.54	1.62	[7]
Expenses including reductions	1.21	1.22	1.44	[7]
Net investment income (loss)	0.05	0.06	(0.12	) [7]
Portfolio turnover (%)	41	49 [8]	78	[9]

1	The inception date for Class A shares is 5-27-15.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the period.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	Portfolio turnover does not reflect merger activity.
9	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       19

Class C Shares Period ended	8-31-17	8-31-16	8-31-15[1]
Per share operating performance
Net asset value, beginning of period	$24.15	$25.39	$27.07
Net investment loss[2]	(0.17)	(0.15)	(0.06)
Net realized and unrealized gain (loss) on investments	2.95	1.12	(1.62)
Total from investment operations	2.78	0.97	(1.68)
Less distributions
From net realized gain	(0.07)	(2.21)	—
Total distributions	(0.07)	(2.21)	—
Net asset value, end of period	$26.86	$24.15	$25.39
Total return (%)[3,4]	11.52	4.38	(6.21	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$20	$21	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.12	2.24	2.31	[7]
Expenses including reductions	1.91	1.93	2.14	[7]
Net investment loss	(0.65)	(0.64)	(0.83	) [7]
Portfolio turnover (%)	41	49 [8]	78	[9]

1	The inception date for Class C shares is 5-27-15.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the period.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	Portfolio turnover does not reflect merger activity.
9	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       20

Class I Shares Period ended	8-31-17	8-31-16	8-31-15[1]
Per share operating performance
Net asset value, beginning of period	$24.41	$25.45	$27.07
Net investment income[2]	0.10	0.09	0.01
Net realized and unrealized gain (loss) on investments	2.98	1.15	(1.63)
Total from investment operations	3.08	1.24	(1.62)
Less distributions
From net investment income	(0.09)	(0.07)	—
From net realized gain	(0.07)	(2.21)	—
Total distributions	(0.16)	(2.28)	—
Net asset value, end of period	$27.33	$24.41	$25.45
Total return (%)[3]	12.61	5.50	(5.98	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$11	$9	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.11	1.23	1.30	[6]
Expenses including reductions	0.90	0.92	1.13	[6]
Net investment income	0.38	0.37	0.18	[6]
Portfolio turnover (%)	41	49 [7]	78	[8]

1	The inception date for Class I shares is 5-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the period.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	Portfolio turnover does not reflect merger activity.
8	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       21

Class R1 Shares Period ended	8-31-17	8-31-16	8-31-15[1]
Per share operating performance
Net asset value, beginning of period	$24.35	$25.42	$27.07
Net investment loss[2]	(0.01)	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	2.97	1.16	(1.63)
Total from investment operations	2.96	1.14	(1.65)
Less distributions
From net realized gain	(0.07)	(2.21)	—
Total distributions	(0.07)	(2.21)	—
Net asset value, end of period	$27.24	$24.35	$25.42
Total return (%)[3]	12.16	5.09	(6.10	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	— [5]	— [5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.52	1.64	1.71	[6]
Expenses including reductions	1.31	1.42	1.63	[6]
Net investment loss	(0.04)	(0.07)	(0.32	) [6]
Portfolio turnover (%)	41	49 [7]	78	[8]

1	The inception date for Class R1 shares is 5-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the period.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	Portfolio turnover does not reflect merger activity.
8	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       22

Class R2 Shares Period ended	8-31-17	8-31-16	8-31-15[1]
Per share operating performance
Net asset value, beginning of period	$24.41	$25.44	$27.07
Net investment income (loss)[2]	0.03	0.04	(0.01)
Net realized and unrealized gain (loss) on investments	2.98	1.16	(1.62)
Total from investment operations	3.01	1.20	(1.63)
Less distributions
From net investment income	(0.05)	(0.02)	—
From net realized gain	(0.07)	(2.21)	—
Total distributions	(0.12)	(2.23)	—
Net asset value, end of period	$27.30	$24.41	$25.44
Total return (%)[3]	12.34	5.34	(6.02	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	— [5]	— [5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.33	1.39	1.46	[6]
Expenses including reductions	1.12	1.17	1.38	[6]
Net investment income (loss)	0.13	0.17	(0.07	) [6]
Portfolio turnover (%)	41	49 [7]	78	[8]

1	The inception date for Class R2 shares is 5-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the period.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	Portfolio turnover does not reflect merger activity.
8	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       23

Class R3 Shares Period ended	8-31-17	8-31-16	8-31-15[1]
Per share operating performance
Net asset value, beginning of period	$24.35	$25.42	$27.07
Net investment loss[2]	(0.01)	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	2.96	1.16	(1.63)
Total from investment operations	2.95	1.14	(1.65)
Less distributions
From net realized gain	(0.07)	(2.21)	—
Total distributions	(0.07)	(2.21)	—
Net asset value, end of period	$27.23	$24.35	$25.42
Total return (%)[3]	12.12	5.09	(6.10	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	— [5]	— [5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.53	1.64	1.71	[6]
Expenses including reductions	1.32	1.42	1.63	[6]
Net investment loss	(0.06)	(0.07)	(0.32	) [6]
Portfolio turnover (%)	41	49 [7]	78	[8]

1	The inception date for Class R3 shares is 5-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the period.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	Portfolio turnover does not reflect merger activity.
8	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       24

Class R4 Shares Period ended	8-31-17	8-31-16	8-31-15[1]
Per share operating performance
Net asset value, beginning of period	$24.41	$25.44	$27.07
Net investment income[2]	0.12	0.07	—	[3]
Net realized and unrealized gain (loss) on investments	2.95	1.16	(1.63)
Total from investment operations	3.07	1.23	(1.63)
Less distributions
From net investment income	(0.07)	(0.05)	—
From net realized gain	(0.07)	(2.21)	—
Total distributions	(0.14)	(2.26)	—
Net asset value, end of period	$27.34	$24.41	$25.44
Total return (%)[4]	12.55	5.46	(6.02	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.27	1.39	1.46	[7]
Expenses including reductions	0.95	1.07	1.28	[7]
Net investment income	0.46	0.28	0.03	[7]
Portfolio turnover (%)	41	49 [8]	78	[9]

1	The inception date for Class R4 shares is 5-27-15.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the period.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	Portfolio turnover does not reflect merger activity.
9	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       25

Class R5 Shares Period ended	8-31-17	8-31-16	8-31-15[1]
Per share operating performance
Net asset value, beginning of period	$24.43	$25.46	$27.07
Net investment income[2]	0.12	0.10	0.02
Net realized and unrealized gain (loss) on investments	2.99	1.16	(1.63)
Total from investment operations	3.11	1.26	(1.61)
Less distributions
From net investment income	(0.10)	(0.08)	—
From net realized gain	(0.07)	(2.21)	—
Total distributions	(0.17)	(2.29)	—
Net asset value, end of period	$27.37	$24.43	$25.46
Total return (%)[3]	12.72	5.59	(5.95	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	— [5]	— [5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.02	1.14	1.21	[6]
Expenses including reductions	0.81	0.92	1.09	[6]
Net investment income	0.46	0.43	0.22	[6]
Portfolio turnover (%)	41	49 [7]	78	[8]

1	The inception date for Class R5 shares is 5-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the period.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	Portfolio turnover does not reflect merger activity.
8	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       26

Class R6 Shares Period ended	8-31-17	8-31-16	8-31-15[1]
Per share operating performance
Net asset value, beginning of period	$24.40	$25.46	$27.07
Net investment income[2]	0.12	0.10	0.01
Net realized and unrealized gain (loss) on investments	2.99	1.14	(1.62)
Total from investment operations	3.11	1.24	(1.61)
Less distributions
From net investment income	(0.10)	(0.09)	—
From net realized gain	(0.07)	(2.21)	—
Total distributions	(0.17)	(2.30)	—
Net asset value, end of period	$27.34	$24.40	$25.46
Total return (%)[3]	12.73	5.52	(5.95	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$2	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.02	1.14	1.21	[6]
Expenses including reductions	0.80	0.90	1.11	[6]
Net investment income	0.46	0.41	0.19	[6]
Portfolio turnover (%)	41	49 [7]	78	[8]

1	The inception date for Class R6 shares is 5-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the period.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	Portfolio turnover does not reflect merger activity.
8	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       27

Class 1 Shares Period ended	8-31-17	8-31-16	8-31-15	8-31-14	8-31-13
Per share operating performance
Net asset value, beginning of period	$24.56	$25.59	$30.84	$28.54	$22.72
Net investment income[1]	0.11	0.09	0.07	— [2]	0.11
Net realized and unrealized gain (loss) on investments	3.01	1.17	(0.67)	5.25	6.22
Total from investment operations	3.12	1.26	(0.60)	5.25	6.33
Less distributions
From net investment income	(0.10)	(0.08)	(0.03)	(0.06)	(0.12)
From net realized gain	(0.07)	(2.21)	(4.62)	(2.89)	(0.39)
Total distributions	(0.17)	(2.29)	(4.65)	(2.95)	(0.51)
Net asset value, end of period	$27.51	$24.56	$25.59	$30.84	$28.54
Total return (%)[3]	12.71	5.56	(2.44)	18.66	28.31
Ratios and supplemental data
Net assets, end of period (in millions)	$56	$55	$62	$75	$68
Ratios (as a percentage of average net assets):
Expenses before reductions	1.05	1.17	1.13	1.12	1.11
Expenses including reductions	0.84	0.95	1.05	1.03	1.02
Net investment income	0.43	0.40	0.25	— [4]	0.41
Portfolio turnover (%)	41	49 [5]	78	30	22

1	Based on average daily shares outstanding.
2	Less than $0.005 per share.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Less than 0.005%.
5	Portfolio turnover does not reflect merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       28

Class NAV Shares Period ended	8-31-17	8-31-16	8-31-15	8-31-14	8-31-13
Per share operating performance
Net asset value, beginning of period	$24.41	$25.45	$30.70	$28.42	$22.63
Net investment income[1]	0.13	0.10	0.09	0.02	0.13
Net realized and unrealized gain (loss) on investments	2.98	1.16	(0.68)	5.23	6.18
Total from investment operations	3.11	1.26	(0.59)	5.25	6.31
Less distributions
From net investment income	(0.11)	(0.09)	(0.04)	(0.08)	(0.13)
From net realized gain	(0.07)	(2.21)	(4.62)	(2.89)	(0.39)
Total distributions	(0.18)	(2.30)	(4.66)	(2.97)	(0.52)
Net asset value, end of period	$27.34	$24.41	$25.45	$30.70	$28.42
Total return (%)[2]	12.75	5.61	(2.39)	18.72	28.35
Ratios and supplemental data
Net assets, end of period (in millions)	$149	$145	$153	$139	$113
Ratios (as a percentage of average net assets):
Expenses before reductions	1.00	1.12	1.08	1.07	1.06
Expenses including reductions	0.79	0.90	1.00	0.98	0.97
Net investment income	0.47	0.44	0.31	0.05	0.49
Portfolio turnover (%)	41	49 [3]	78	30	22

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Portfolio turnover does not reflect merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       29

Notes to financial statements

Note 1 — Organization

John Hancock New Opportunities Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered by the fund are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R1, Class R2, Class R3, Class R4 and Class R5 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation (MFC). Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of

ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       30

the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of August 31, 2017, by major security category or type:

	Total value at 8-31-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Consumer discretionary	$73,680,463	$73,679,663	—	$800
Consumer staples	11,945,271	11,945,271	—	—
Energy	31,866,815	31,866,815	—	—
Financials	116,235,890	116,235,889	—	1
Health care	57,776,371	57,774,319	—	2,052
Industrials	104,920,359	104,920,359	—	—
Information technology	81,716,361	81,716,361	—	—
Materials	25,628,951	25,628,951	—	—
Real estate	14,008,258	14,008,258	—	—
Telecommunication services	3,238,599	3,238,599	—	—
Utilities	3,533,871	3,533,871	—	—
Securities lending collateral	37,619,729	37,619,729	—	—
Short-term investments	18,615,692	18,615,692	—	—
Total investments in securities	$580,786,630	$580,783,777	—	$2,853

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       31

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of August 31, 2017, the fund loaned common stocks valued at $36,025,205 and received $37,626,544 of cash collateral.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 29, 2017, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the need of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 29, 2017, the fund had a similar agreement that enabled it to participate in a $1 billion unsecured committed line of credit. For the year ended August 31, 2017, the fund had no borrowings under either line of credit. Commitment fees for the year ended August 31, 2017, were $4,186.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of August 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund typically declares and pays dividends and capital gain distributions, if any, at least annually.

The tax character of distributions for the years ended August 31, 2017 and 2016 was as follows:

	August 31, 2017	August 31, 2016
Ordinary Income	$1,388,220	$3,067,068
Long-term capital gains	1,075,051	16,186,081
Total	$2,463,271	$19,253,149

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2017, the

ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       32

components of distributable earnings on a tax basis consisted of $18,124,137 of undistributed ordinary income and $15,584,568 of undistributed long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to passive foreign investment companies and wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of MFC.

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a monthly management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.900% of the first $2 billion of the fund's aggregate daily net assets; and (b) 0.850% of the fund's aggregate daily net assets in excess of $2 billion. Aggregate net assets include the net assets of the fund and Small Cap Opportunities Trust, a series of John Hancock Variable Insurance Trust. The Advisor has subadvisory agreements with Brandywine Global Investment Management, LLC; Dimensional Fund Advisors LP; GW&K Investment Management, LLC; and Invesco Advisers, Inc. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2017, this waiver amounted to 0.01% of the fund's average net assets (on an annualized basis). This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.79% of average net assets of the fund. For the purpose of this agreement, "expenses of the fund" means all fund expenses, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, class-specific expenses, acquired fund fees and expenses paid indirectly, borrowing costs, prime brokerage fees and short dividend expense. This agreement expires on December 31, 2018, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to waive fees and/or reimburse operating expenses for each share class of the fund. This agreement excludes certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and short dividend expense. The fee waivers and/or reimbursements are such that these expenses will not exceed 1.21%, 1.91% and 0.90% of average net assets for Class A, Class C and Class I shares, respectively. These expense limitations expire on December 31, 2017, unless renewed by mutual agreement of the fund and the Advisor based upon determination that this is appropriate under the circumstances at that time.

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The Advisor has contractually agreed to waive its management fee so that the amount retained by the Advisor after payment of the subadvisory fees for the fund does not exceed 0.45% of the fund's average net assets. The current expense limitation agreement expires on December 31, 2018, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time.

The Advisor has voluntarily agreed to reduce its management fees for the fund, or if necessary make payment to the fund, in an amount equal to the amount by which the expenses of the fund exceed 0.20% of the average net assets of the fund. "Expenses" means all the expenses of the fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, (e) management fees, (f) class specific fees, (g) acquired fund fees, and (h) short dividend expense. This voluntary expense reimbursement will continue in effect until terminated at any time by the Advisor on notice to the fund.

The Advisor had voluntarily agreed to waive a portion of its management fees for the fund. This voluntary waiver is the amount that the subadvisory fee is reduced by Brandywine Global Investment Management, LLC. This voluntary expense reimbursement may terminate at anytime.

For the year ended August 31, 2017, the expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$647,370	Class R4	$300
Class C	45,143	Class R5	208
Class I	23,824	Class R6	3,712
Class R1	212	Class NAV	282,635
Class R2	281	Class 1	125,188
Class R3	231	Total	$1,129,104

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2017 were equivalent to a net annual effective rate of 0.69% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended August 31, 2017 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R1, Class R2, Class R3, Class R4 and Class 1 shares pursuant to Rule 12b-1 under the 1940 Act to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R1, Class R2, Class R3, Class R4 and Class R5 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R3	0.50%	0.15%
Class C	1.00%	—	Class R4	0.25%	0.10%
Class R1	0.50%	0.25%	Class R5	—	0.05%
Class R2	0.25%	0.25%	Class 1	0.05%	—

The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on December 31, 2017, unless renewed by mutual agreement of the fund and the Distributor based upon a

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determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $135 for Class R4 shares for the year ended August 31, 2017.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $61,389 for the year ended August 31, 2017. Of this amount, $8,840 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $40,044 was paid as sales commissions to broker-dealers and $12,505 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2017, CDSCs received by the Distributor amounted to $1,731 and $837 for Class A and Class C shares, respectively.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended August 31, 2017 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$921,166	$367,199
Class C	214,348	25,638
Class I	—	12,091
Class R1	500	15
Class R2	427	20
Class R3	564	16
Class R4	338	19
Class R5	—	15
Class R6	—	257
Class 1	29,685	—
Total	$1,167,028	$405,270

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility

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allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest income
Lender	$1,718,183	3	0.880%	$126

Note 5 — Fund share transactions

Transactions in fund shares for the years ended August 31, 2017 and 2016 were as follows:

		Year ended 8-31-17		Year ended 8-31-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	252,506	$6,733,373	172,243	$4,118,702
Issued in reorganization	—	—	12,832,876	286,042,237
Distributions reinvested	35,781	967,153	167	3,808
Repurchased	(1,660,048)	(44,120,215)	(745,898)	(17,665,101)
Net increase (decrease)	(1,371,761)	($36,419,689)	12,259,388	$272,499,646
Class C shares
Sold	35,138	$927,326	13,448	$314,134
Issued in reorganization	—	—	916,619	20,287,524
Distributions reinvested	1,866	49,921	75	1,707
Repurchased	(162,816)	(4,281,420)	(60,341)	(1,404,369)
Net increase (decrease)	(125,812)	($3,304,173)	869,801	$19,198,996
Class I shares
Sold	214,796	$5,872,374	27,399	$683,105
Issued in reorganization	—	—	449,646	10,025,661
Distributions reinvested	2,124	57,409	—	—
Repurchased	(193,532)	(5,166,367)	(97,410)	(2,341,923)
Net increase	23,388	$763,416	379,635	$8,366,843
Class R1 shares
Sold	187	$5,051	45	$1,000
Distributions reinvested	—	—	—	—
Repurchased	(8)	(228)	—	—
Net increase	179	$4,823	45	$1,000
Class R2 shares
Sold	—	—	2,680	$65,400
Distributions reinvested	12	327	—	—
Repurchased	(2,688)	(72,719)	(4)	(101)
Net increase (decrease)	(2,676)	($72,392)	2,676	$65,299
Class R3 shares
Sold	117	$3,146	365	$8,724
Distributions reinvested	1	26	—	—
Repurchased	—	—	—	—
Net increase	118	$3,172	365	$8,724

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		Year ended 8-31-17		Year ended 8-31-16
	Shares	Amount	Shares	Amount
Class R4 shares
Sold	16,481	$463,162	63	$1,459
Distributions reinvested	—	—	2	40
Repurchased	(136)	(3,681)	—	—
Net increase	16,345	$459,481	65	$1,499
Class R6 shares
Sold	645	$16,551	21	$482
Issued in reorganization	—	—	69,105	1,540,400
Distributions reinvested	422	11,390	—	—
Repurchased	(13,771)	(373,162)	(2,656)	(60,235)
Net increase (decrease)	(12,704)	($345,221)	66,470	$1,480,647
Class 1 shares
Sold	304,710	$8,278,683	128,775	$3,009,266
Distributions reinvested	14,277	388,196	234,933	5,368,218
Repurchased	(528,825)	(14,219,204)	(541,417)	(12,691,398)
Net decrease	(209,838)	($5,552,325)	(177,709)	($4,313,914)
Class NAV shares
Sold	784,891	$21,017,444	19,888	$465,635
Distributions reinvested	32,381	874,926	608,146	13,804,925
Repurchased	(1,326,618)	(34,538,534)	(689,457)	(15,930,802)
Net decrease	(509,346)	($12,646,164)	(61,423)	($1,660,242)
Total net increase (decrease)	(2,192,107)	($57,109,072)	13,339,313	$295,648,498

There were no share transactions for the years ended August 31, 2017 and 2016 for Class R5 shares.

Affiliates of the fund owned shares of the following classes on August 31, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Class	% by Class	Class	% by Class
Class R1	94%	Class R5	100%
Class R2	100%	Class 1	100%
Class R3	88%	Class NAV	100%
Class R4	18%

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $214,648,121 and $274,623,703, respectively, for the year ended August 31, 2017.

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Note 7 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At August 31, 2017, funds within the John Hancock group of funds complex held 27.7% of the fund's net assets. The following affiliated funds owned 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	13.5%
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	8.3%
John Hancock Funds II Multimanager Lifestyle Aggressive Portfolio	6.0%

Note 8 — Interfund trading

The fund is permitted to purchase or sell securities from or to certain other affiliated funds, as set forth in Rule 17a-7 of the 1940 Act, under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund that is or could be considered an affiliate complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2017, the fund engaged in purchases and sales amounting to $1,575,118 and $3,523,973, respectively.

Note 9 — Reorganization

On April 15, 2016, the shareholders of John Hancock Small Cap Equity Fund (the Acquired Portfolio) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of the fund (the Acquiring Portfolio) with a value equal to the net assets transferred.

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Portfolio in exchange for shares of the Acquiring Portfolio with a value equal to the net assets transferred; (b) the liquidation of the Acquired Portfolio; and (c) the distribution to Acquired Portfolio's shareholders of such Acquiring Portfolio's shares. The reorganization was intended to consolidate the Acquired Portfolio with portfolios with similar objectives and achieve economies of scale. As a result of the reorganization, the Acquiring Portfolio is the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired Portfolio or its shareholders. Thus, the investments were transferred to the Acquiring Portfolio at the Acquired Portfolio's identified cost. All distributable amounts of net income and realized gains from the Acquired Portfolio were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired Portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on May 13, 2016. The following outlines the reorganization:

Acquiring Portfolio	Acquired Portfolio	Net asset value of the Acquired Portfolio	Appreciation of the Acquired Portfolio investment	Shares redeemed by the Acquired Portfolio	Shares issued by the Acquiring Portfolio	Acquiring Portfolio net assets prior to combination	Acquiring Portfolio total net assets after combination
New Opportunities Fund	Small Cap Equity Fund	$317,895,822	($16,250,727)	11,031,100	14,268,246	$194,897,503	$512,793,325

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock New Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock New Opportunities Fund (the "Fund") as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, brokers, and transfer agent, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 23, 2017

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2017.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $1,075,051 in capital gain dividends.

Eligible shareholders will be mailed a 2017 Form 1099-DIV in early 2018. This will reflect the tax character of all distributions paid in calendar year 2017.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreements (the Subadvisory Agreements) with Brandywine Global Investment Management, LLC, Dimensional Fund Advisors LP, Gannett Welsh & Kotler, LLC and Invesco Advisers, Inc. (the Subadvisors) for John Hancock New Opportunities Fund (the fund). The Advisory Agreement and Subadvisory Agreements are collectively referred to as the Agreements. Prior to the June 19-22, 2017 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 22-24, 2017.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 19-22, 2017, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreements between the Advisor and the Subadvisors with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreements, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisors, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisors, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisors regarding the nature, extent and quality of services provided by the Advisor and the Subadvisors under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreements are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisors is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisors to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from each Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be

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based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by each Subadvisor, and is also responsible for monitoring and reviewing the activities of each Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisors' investment performance and compliance programs, such as the Subadvisors' compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

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(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index and peer group average for the one-, three- and five-year periods ended December 31, 2016. The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and each Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion with respect to overall management fee, the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fees, and that such fees are negotiated at arm's length with respect to each Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisors' services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
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(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length;
(j)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the mutual fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
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(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significant to the Trust's Advisor and Subadvisors.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisors, the Board received information provided to the Board by the Subadvisors, including each Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered each Subadvisor's current level of staffing and its overall resources, as well as received information relating to each Subadvisor's compensation program. The Board reviewed each Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of each Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, each Subadvisor's compliance program and any disciplinary history. The Board also considered each Subadvisor's risk assessment and monitoring process. The Board reviewed each Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of each Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with each Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of each Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisors.

The Board considered each Subadvisor's investment process and philosophy. The Board took into account that each Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to each Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by each Subadvisor and the profitability to each Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreements are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreements with the Subadvisors, which are not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisors from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreements.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisors) of any material relationships with respect to the Subadvisors, which include arrangements in which the Subadvisors or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreements.

In addition, the Board considered other potential indirect benefits that the Subadvisors and its affiliates may receive from the Subadvisors' relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

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Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to each Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisors with respect to the fund and compared them to fees charged by each Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisors. The Board was mindful of the Advisor's focus on the Subadvisors' performance. The Board also noted the Subadvisors' long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed, where appropriate;
(3)	the subadvisory fees are reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreements would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreements for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	225
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2005	225
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	225
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	225
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2008	225
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2008	225
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	225
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2005	225

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2012	225
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2012	225
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	225

President and Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

James R. Boyle, Born: 1959	2015	225
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Warren A. Thomson, Born: 1955	2012	225
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

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Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 39 other John Hancock funds consisting of 29 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
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More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisors

Brandywine Global Investment Management, LLC
Dimensional Fund Advisors LP
GW & K Investment Management, LLC
Invesco Advisers, Inc.

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

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John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock New Opportunities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF399104	452A 8/17 10/17

John Hancock

Spectrum Income Fund

Annual report 8/31/17

A message to shareholders

Dear shareholder,

While the stock market generally delivered solid gains for most of the past year, the bond markets were a study in contrast. Credit-sensitive segments, such as bank loans, enjoyed solid gains, but interest-rate-sensitive instruments, such as long-term bonds, posted much more muted returns and likely will remain vulnerable should the U.S. Federal Reserve continue its course to withdraw economic stimulus and raise interest rates. Overseas, emerging markets, with relatively attractive yields and growing economies, have been a bright spot in recent months.

Advancing the interests of fund shareholders

One of our primary goals is to advance the interests of our fund shareholders wherever possible. To that end, we recently announced our third round of expense reductions this year, targeting six mutual funds and two closed-end funds that together represent more than $6.9 billion in assets under management. Details can be found at jhinvestments.com.

In addition, we recently learned that fund researcher Morningstar, Inc. formally recognized our shareholder friendly initiatives by upgrading our parent pillar rating—a key component of the Morningstar Analyst Rating system—to positive, the highest possible rating. Morningstar evaluates select funds and their parent firms based on intensive research, including on-site due diligence. They focused on such factors as whether our portfolio managers invest meaningfully in the funds they manage, the quality of our risk management, our corporate culture, and our commitment to recognizing shareholder interests—in other words, how effective we are as stewards of investor capital. We're proud to have been recognized by Morningstar for our efforts and we're committed to continue our work of furthering the interests of our shareholders.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee investment returns and does not eliminate risk of loss. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Spectrum Income Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
48	Financial statements
52	Financial highlights
55	Notes to financial statements
68	Auditor's report
69	Tax information
70	Continuation of investment advisory and subadvisory agreements
76	Trustees and Officers
80	More information

ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks a high level of current income with moderate share price fluctuation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/17 (%)

Class A shares (without sales charge)[1]
Bloomberg Barclays U.S. Aggregate Bond Index
Morningstar U.S. multisector bond fund category average
4.37
0.49
4.86
2.96
2.64
3.01
4.01
2.19
3.77
5.37
4.40
5.51
1 year
3 year
5 year
10 year

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

1	Class A shares were first offered on 3-27-15. The returns prior to this date are that of Class NAV shares, which have lower expenses. Had the returns reflected Class A share expenses, returns would be lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Improving economic growth sparked healthy financial market performance

Both stocks and bonds finished the 12-month period in positive territory.

The fund outperformed its benchmark

The fund outpaced the 0.49% gain of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

Out-of-benchmark positions helped results

Allocations to asset classes not represented in the benchmark, including equities, high-yield bonds, and emerging-market debt, made a strong contribution to performance.

PORTFOLIO COMPOSITION AS OF 8/31/17 (%)

A note about risks

Fixed-income investments are subject to interest-rate and credit-rate risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Mortgage- and asset-backed securities may be sensitive to changes in interest rates and may be subject to early repayment and the market's perception of issuer creditworthiness. Loan participations and assignments involve special types of risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, and extended settlement risk. Investments in higher-yielding, lower-rated securities include a higher risk of default. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Derivatives transactions, including hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       3

Discussion of fund performance

An interview with Portfolio Manager Charles M. Shriver, CFA,
T. Rowe Price Associates, Inc.

Charles M. Shriver, CFA
Portfolio Manager
T. Rowe Price

How would you characterize the investment backdrop during the 12 months ended August 31, 2017?

U.S. equities produced positive returns over the year, leading to all-time highs in the major U.S. stock indexes. Donald Trump's victory touched off a rally that continued thus far into 2017, despite the subsequent uncertainty regarding the administration's ability to bring supportive economic policies to fruition. The S&P 500 Index, a measure of performance for large-cap U.S. stocks, posted a total return of 16.23%.

The U.S. bond market generated mixed results. U.S. Treasury yields initially rose across all maturities after the U.S. presidential election, but rates ultimately declined for the full period despite three interest-rate increases by the U.S. Federal Reserve (Fed). The absolute yields on Treasuries remained near the lower end of the historical range, fueling sustained demand for other, higher-yielding segments of the market. For example, high-yield bonds registered strong performance thanks to the combination of hearty investor sentiment, elevated expectations for economic growth, and solid corporate fundamentals (highlighted by rising earnings). The fund's benchmark, the investment-grade Bloomberg Barclays U.S. Aggregate Bond Index, generated a slight gain of 0.49%, while the Bank of America Merrill Lynch U.S. High Yield Master II Index returned 8.79%.

International bonds produced unexceptional returns due to concerns over protectionist trade policies and political instability in Europe, although these worries abated as the year progressed. Emerging-markets bonds performed well, as the emerging economies benefited from healthy commodity prices and a decline in the U.S. dollar from the beginning of 2017 onward.

What factors helped and hurt fund performance?

The fund gained 4.37% (excluding sales charges) and soundly outpaced its benchmark. The inclusion of diversifying sectors in the portfolio was the key factor in the fund's results. Most notably, allocations to dividend-paying equities, high-yield bonds, emerging-market bonds, and emerging-market local currency issues outperformed the benchmark. Security selection also added value in a number of areas, especially emerging-market debt, dividend stocks, and investment-grade fixed income.

ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       4

"The inclusion of diversifying sectors in the portfolio was the key factor in the fund's results."

Tactical allocation decisions were a further contributor. An underweight in long-term U.S. Treasuries—which underperformed both the diversifying fixed-income sectors and the benchmark—contributed positively, as did an underweight in non-dollar issues relative to U.S. investment-grade bonds.

The fund held a variety of derivative instruments during the reporting period, including interest-rate futures and swaps, currency forwards and options, credit default swap instruments, and index futures. The fund also held interest-rate futures options, rights, and warrants at various points. These instruments, which enabled us to manage the fund's interest-rate, currency, and credit exposure, were a small net detractor.

How would you assess global economic and credit conditions?

We expect the broadening of global growth that has occurred since the end of 2016 can continue,

QUALITY COMPOSITION AS OF 8/31/17 (%)

ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       5

"We continue to anticipate only modest returns from bonds, as the low level of yields translates to limited upside potential."
albeit at modest levels, as improving trade provides a boost for the more export-oriented economies. U.S. economic activity could benefit from fiscal stimulus, lower taxes, and deregulation, but the likelihood and scale of each are uncertain. Japanese growth, although still tepid, could see support from expanding global trade and the country's very accommodative monetary policy. European growth continued to accelerate amid fading political uncertainty and the improvement in the world economy. While emerging markets remained vulnerable to a further decline in energy prices, overall economic conditions strengthened as the year progressed.

We continue to anticipate only modest returns from bonds, as the low level of yields translates to limited upside potential. Global central banks—while remaining broadly accommodative—are nonetheless expected to begin reining in their loose policies, which could put upward pressure on yields. However, we expect that any rise in U.S. yields should be limited given that economic growth remains subdued and external demand for U.S. bonds persists due to their high yields versus other developed markets.

U.S. corporate earnings grew in the low double digits in the second quarter of 2017 thanks to rising top-line revenues and improving results from the energy sector, supporting the performance of corporate-related debt. Although corporate leverage has increased, we believe overall credit fundamentals remain supportive.

TOP 10 ISSUERS AS OF 8/31/17 (%)

Government National Mortgage Association	10.7
U.S. Treasury	9.3
Federal National Mortgage Association	5.8
Government of Japan	1.5
Federal Home Loan Mortgage Corp.	1.1
Government of Mexico	1.0
Federative Republic of Brazil	0.8
Petroleos Mexicanos	0.8
Republic of Turkey	0.7
JPMorgan Chase & Co.	0.7
TOTAL	32.4
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       6

How was the fund positioned at the end of the period?

The fund was overweight in high yield relative to U.S. investment-grade bonds. We preferred floating-rate loans since they have less exposure to the energy sector than high yield and lower interest-rate sensitivity than the overall market.

The fund was slightly overweight in the emerging markets relative to U.S. investment-grade bonds, but we reduced the allocation somewhat on the belief that valuations had become less compelling following the rally that occurred from mid-November 2016 onward. Emerging-market economies are in better fiscal positions than they were when fears of rising U.S. interest rates led to the "taper tantrum" sell-off in 2013, and an increase in fiscal spending by developed-market nations could be supportive for emerging-market exports. With that said, there is considerable disparity among emerging countries with regard to their fiscal health, sensitivity to commodity prices, political stability, and progress toward reforms.

The fund remained underweight in non-U.S. dollar bonds versus U.S. investment-grade bonds, as we believed the low bond yields and higher interest-rate sensitivity outside of the United States continued to offer an unattractive risk/return trade-off. Further, the U.S. dollar may find support as the Fed advances on its path to tighter policy and begins to wind down its balance sheet ahead of other central banks.

We moved to an underweight in stocks relative to bonds in order to reduce risk in the wake of a strong equity rally that was based on a favorable, but limited, inflection in underlying economic growth. The upturn in stocks since the U.S. elections, which was sparked in large part by optimistic views for pro-growth policy implementation, has led to extended valuations despite uncertainty as to whether global monetary policy will remain a catalyst for positive performance.

More broadly speaking, we maintained a diversified and income-oriented approach designed to navigate the various cross-cutting trends in the global economy.

MANAGED BY

Charles M. Shriver, CFA On the fund since 2011 Investing since 1991

The views expressed in this report are exclusively those of Charles M. Shriver, CFA, T. Rowe Price, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  AUGUST 31, 2017

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	10-year	5-year	10-year	as of 8-31-17	as of 8-31-17
Class A2	0.15	3.17	4.94	16.87	61.91	2.34	2.24
Class C2	2.60	3.64	5.18	19.57	65.68	1.68	1.63
Class NAV[3]	4.75	4.22	5.47	22.98	70.40	2.77	2.73
Index†	0.49	2.19	4.40	11.44	53.85	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class NAV
Gross (%)	1.22	1.92	0.80
Net (%)	1.12	1.87	0.80

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Bloomberg Barclays U.S. Aggregate Bond Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Spectrum Income Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Bloomberg Barclays U.S. Aggregate Bond Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2,4	8-31-07	16,568	16,568	15,385
Class NAV[3]	8-31-07	17,040	17,040	15,385

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that includes dollar-denominated, non-convertible investment grade issues.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
2	Class A and Class C shares were first offered on 3-27-15. The returns prior to this date are that of Class NAV shares, which have lower expenses. Had the returns reflected Class A and Class C share expenses, returns would be lower.
3	For certain types of investors as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on March 1, 2017, with the same investment held until August 31, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2017, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on March 1, 2017, with the same investment held until August 31, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2017	Ending value on 8-31-2017	Expenses paid during period ended 8-31-2017[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,033.10	$5.74	1.12%
	Hypothetical example for comparison purposes	1,000.00	1,019.60	5.70	1.12%
Class C	Actual expenses/actual returns	1,000.00	1,029.20	9.56	1.87%
	Hypothetical example for comparison purposes	1,000.00	1,015.80	9.50	1.87%
Class NAV	Actual expenses/actual returns	1,000.00	1,034.90	3.90	0.76%
	Hypothetical example for comparison purposes	1,000.00	1,021.40	3.87	0.76%

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       11

Fund's investments

Summary of fund's investments as of 8-31-17
(showing percentage of total net assets)

This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund's total net assets as of the report date. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling 1-800-225-5291. This complete schedule, filed on the fund's Form N-CSR, is also available on the SEC's website at http://www.sec.gov.

	Rate (%)	Maturity date	Par value^	Value	% of Net Assets
U.S. Government and Agency obligations 26.0%				$236,207,946
(Cost $233,383,218)
U.S. Government 9.3%				84,957,629	9.3%
U.S. Treasury
Bond	2.500	02-15-2045 to 05-15-2046	13,485,000	12,863,387	1.4%
Bond	2.750	08-15-2042 to 11-15-2042	910,000	921,232	0.1%
Bond	2.875	11-15-2046	1,670,000	1,718,795	0.2%
Bond (D)	3.000	05-15-2042 to 05-15-2047	7,065,000	7,462,064	0.9%
Bond (D)	3.125	02-15-2043 to 08-15-2044	2,865,000	3,097,770	0.3%
Bond	3.375	05-15-2044	920,000	1,040,031	0.1%
Bond	3.500	02-15-2039	690,000	797,543	0.1%
Bond	3.625	08-15-2043 to 02-15-2044	2,700,000	3,177,688	0.4%
Bond	4.375	05-15-2041	1,325,000	1,735,491	0.2%
Bond	4.625	02-15-2040	25,000	33,689	0.0%
Bond	4.750	02-15-2037	140,000	190,302	0.0%
Bond	5.375	02-15-2031	155,000	211,599	0.0%
Bond (D)	6.125	11-15-2027 to 08-15-2029	730,000	1,027,724	0.1%
Note	0.875	06-15-2019	230,000	228,221	0.0%
Note	1.000	12-15-2017 to 11-15-2019	1,815,000	1,801,541	0.2%
Note	1.250	05-31-2019 to 01-31-2020	485,000	484,147	0.0%
Note	1.375	07-31-2019 to 05-31-2021	1,160,000	1,153,505	0.1%
Note	1.500	05-31-2019 to 08-15-2026	2,875,000	2,857,479	0.4%
Note	1.625	11-30-2020 to 08-15-2022	890,000	893,192	0.1%
Note	1.750	06-30-2022 to 05-15-2023	1,855,000	1,848,380	0.2%
Note	2.000	08-31-2021 to 11-15-2026	2,905,000	2,934,704	0.3%
Note	2.125	05-15-2025	1,150,000	1,159,299	0.1%
Note	2.250	02-15-2027	1,905,000	1,926,431	0.2%
Note	2.375	05-15-2027	705,000	720,312	0.1%
Note	2.500	08-15-2023	130,000	134,860	0.0%
Note	3.125	05-15-2021	395,000	417,250	0.1%
Treasury Inflation Protected Security	0.125	04-15-2019 to 07-15-2026	20,085,130	20,129,324	2.2%
Treasury Inflation Protected Security	0.250	01-15-2025	906,967	904,591	0.1%
Treasury Inflation Protected Security	0.375	07-15-2023 to 07-15-2027	1,236,067	1,243,901	0.1%
Treasury Inflation Protected Security	0.625	01-15-2024 to 02-15-2043	2,137,723	2,179,407	0.3%
Treasury Inflation Protected Security	0.750	02-15-2042 to 02-15-2045	523,253	509,863	0.0%
Treasury Inflation Protected Security	0.875	02-15-2047	116,694	116,749	0.0%
Treasury Inflation Protected Security	1.000	02-15-2046	255,344	262,707	0.0%
Treasury Inflation Protected Security	1.125	01-15-2021	1,709,410	1,781,073	0.2%
Treasury Inflation Protected Security	1.250	07-15-2020	2,000,927	2,087,862	0.2%

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       12

	Rate (%)	Maturity date	Par value^	Value	% of Net Assets
U.S. Government (continued)
Treasury Inflation Protected Security	1.375	07-15-2018 to 02-15-2044	434,155	$454,773	0.1%
Treasury Inflation Protected Security	1.750	01-15-2028	362,458	410,551	0.1%
Treasury Inflation Protected Security	1.875	07-15-2019	1,662,625	1,731,331	0.2%
Treasury Inflation Protected Security	2.125	01-15-2019 to 02-15-2041	1,540,862	1,729,118	0.2%
Treasury Inflation Protected Security	2.500	01-15-2029	159,725	195,345	0.0%
Treasury Inflation Protected Security	3.375	04-15-2032	78,659	110,111	0.0%
Treasury Inflation Protected Security	3.875	04-15-2029	199,065	274,287	0.0%
U.S. Government Agency 16.7%				151,250,317	16.7%
Federal Home Loan Mortgage Corp.
15 Yr Pass Thru	4.000	01-01-2025 to 05-01-2026	96,228	101,796	0.0%
15 Yr Pass Thru	4.500	11-01-2018 to 05-01-2019	9,460	9,629	0.0%
15 Yr Pass Thru	5.000	10-01-2018 to 07-01-2025	72,029	75,888	0.0%
15 Yr Pass Thru	5.500	03-01-2018 to 11-01-2021	39,956	41,685	0.0%
15 Yr Pass Thru	6.000	07-01-2021 to 08-01-2022	20,632	21,880	0.0%
30 Yr Pass Thru	3.000	12-01-2042 to 11-01-2046	1,895,288	1,923,442	0.2%
30 Yr Pass Thru	3.500	09-01-2042 to 05-01-2046	1,530,227	1,592,844	0.2%
30 Yr Pass Thru	4.000	10-01-2040 to 12-01-2041	655,020	696,611	0.0%
30 Yr Pass Thru	4.500	12-01-2039 to 04-01-2041	605,406	655,779	0.1%
30 Yr Pass Thru	5.000	11-01-2033 to 04-01-2040	146,675	161,063	0.0%
30 Yr Pass Thru	5.500	10-01-2038	130,528	145,069	0.0%
30 Yr Pass Thru	6.000	12-01-2028 to 09-01-2035	44,854	50,981	0.0%
30 Yr Pass Thru	6.500	12-01-2023 to 11-01-2033	13,909	15,927	0.0%
30 Yr Pass Thru	7.000	02-01-2024 to 06-01-2032	58,572	68,627	0.0%
30 Yr Pass Thru	7.500	05-01-2024 to 06-01-2024	630	706	0.0%
30 Yr Pass Thru (1 Year CMT + 2.250%)(P)	2.944	10-01-2036	15,251	16,154	0.0%
30 Yr Pass Thru (12 month LIBOR + 1.770%)(P)	3.398	02-01-2037	10,931	11,517	0.0%
30 Yr Pass Thru (12 month LIBOR + 1.591%)(P)	2.841	09-01-2035	9,532	10,002	0.0%
30 Yr Pass Thru (12 month LIBOR + 1.625%)(P)	3.416	06-01-2038	13,571	14,203	0.0%
30 Yr Pass Thru (12 month LIBOR + 1.723%)(P)	3.348	01-01-2036	871	909	0.0%
30 Yr Pass Thru (12 month LIBOR + 1.725%)(P)	3.507	07-01-2035	9,004	9,369	0.0%
30 Yr Pass Thru (12 month LIBOR + 1.726%)(P)	3.483	07-01-2035	13,087	13,728	0.0%
30 Yr Pass Thru (12 month LIBOR + 1.733%)(P)	3.358	02-01-2037	19,913	20,949	0.0%
30 Yr Pass Thru (12 month LIBOR + 1.775%)(P)	3.540	05-01-2037	13,638	14,296	0.0%
30 Yr Pass Thru (12 month LIBOR + 1.783%)(P)	3.226	03-01-2036	6,532	6,884	0.0%

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       13

	Rate (%)	Maturity date		Par value^	Value	% of Net Assets
U.S. Government Agency (continued)
30 Yr Pass Thru (12 month LIBOR + 1.785%)(P)	3.035	09-01-2032		778	$819	0.0%
30 Yr Pass Thru (12 month LIBOR + 1.802%)(P)	3.369	01-01-2037		4,984	5,255	0.0%
30 Yr Pass Thru (12 month LIBOR + 1.900%)(P)	3.400	11-01-2035		2,334	2,469	0.0%
30 Yr Pass Thru (12 month LIBOR + 1.966%)(P)	3.487	11-01-2036		11,353	12,013	0.0%
30 Yr Pass Thru (12 month LIBOR + 2.009%)(P)	3.553	12-01-2036		4,532	4,800	0.0%
30 Yr Pass Thru (12 month LIBOR + 2.167%)(P)	3.789	02-01-2037		19,917	21,147	0.0%
Federal National Mortgage Association
15 Yr Pass Thru	2.500	05-01-2030 to 05-01-2032		928,743	943,993	0.1%
15 Yr Pass Thru(C)	3.000		TBA	4,765,000	4,919,706	0.6%
15 Yr Pass Thru	3.000	01-01-2027 to 08-01-2032		1,353,474	1,399,565	0.2%
15 Yr Pass Thru	3.500	01-01-2026 to 02-01-2027		186,792	195,474	0.0%
15 Yr Pass Thru	4.000	03-01-2025 to 02-01-2027		506,914	536,226	0.0%
15 Yr Pass Thru	4.500	05-01-2019 to 10-01-2026		329,473	346,278	0.0%
15 Yr Pass Thru	5.000	05-01-2018 to 09-01-2025		218,699	228,286	0.0%
15 Yr Pass Thru	5.500	09-01-2017 to 01-01-2025		71,597	74,977	0.0%
15 Yr Pass Thru	6.000	03-01-2021 to 03-01-2023		98,492	104,774	0.0%
20 Yr Pass Thru	3.000	11-01-2036		655,868	674,373	0.1%
30 Yr Pass Thru(C)	2.500		TBA	2,185,000	2,140,834	0.3%
30 Yr Pass Thru	2.500	02-01-2043 to 03-01-2043		210,455	207,310	0.0%
30 Yr Pass Thru	3.000	10-01-2028 to 01-01-2047		12,648,986	12,823,195	1.3%
30 Yr Pass Thru(C)	3.500		TBA	95,000	98,427	0.0%
30 Yr Pass Thru	3.500	05-01-2042 to 07-01-2047		12,008,139	12,465,991	1.4%
30 Yr Pass Thru(C)	4.000		TBA	1,495,000	1,579,507	0.2%
30 Yr Pass Thru	4.000	11-01-2040 to 08-01-2047		4,496,726	4,768,592	0.6%
30 Yr Pass Thru	4.500	02-01-2041 to 04-01-2047		1,503,163	1,624,975	0.2%
30 Yr Pass Thru	5.000	07-01-2033 to 06-01-2040		1,366,771	1,505,468	0.0%
30 Yr Pass Thru	5.500	04-01-2035 to 03-01-2040		943,574	1,048,337	0.0%
30 Yr Pass Thru	6.000	11-01-2032 to 10-01-2040		868,948	993,110	0.0%
30 Yr Pass Thru	6.500	07-01-2032 to 05-01-2040		378,129	439,140	0.0%
30 Yr Pass Thru	7.000	12-01-2029 to 04-01-2037		10,315	12,064	0.0%
30 Yr Pass Thru	7.125	01-15-2030		365,000	541,703	0.1%
30 Yr Pass Thru (12 month LIBOR + 1.340%)(P)	2.965	12-01-2035		4,649	4,815	0.0%
30 Yr Pass Thru (12 month LIBOR + 1.546%)(P)	3.251	07-01-2035		9,900	10,371	0.0%
30 Yr Pass Thru (12 month LIBOR + 1.603%)(P)	3.083	12-01-2035		4,379	4,596	0.0%
30 Yr Pass Thru (12 month LIBOR + 1.634%)(P)	2.994	09-01-2035		49,030	51,586	0.0%

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       14

	Rate (%)	Maturity date		Par value^	Value	% of Net Assets
U.S. Government Agency (continued)
30 Yr Pass Thru (12 month LIBOR + 1.655%)(P)	3.314	08-01-2037		24,658	$25,957	0.0%
30 Yr Pass Thru (12 month LIBOR + 1.728%)(P)	3.468	08-01-2036		41,684	43,709	0.0%
30 Yr Pass Thru (12 month LIBOR + 1.750%)(P)	3.500	09-01-2036		184	192	0.0%
30 Yr Pass Thru (12 month LIBOR + 1.770%)(P)	3.395	12-01-2035		2,391	2,520	0.0%
30 Yr Pass Thru (12 month LIBOR + 1.840%)(P)	3.604	05-01-2038		10,859	11,409	0.0%
30 Yr Pass Thru (12 month LIBOR + 1.892%)(P)	3.461	12-01-2035		1,561	1,656	0.0%
30 Yr Pass Thru (6 month LIBOR + 1.363%)(P)	2.738	10-01-2033		19,390	20,082	0.0%
30 Yr Pass Thru (COFI + 1.250%)(P)	2.218	07-01-2027		136	137	0.0%
30 Yr Pass Thru (COFI + 1.250%)(P)	5.689	01-01-2019		53	53	0.0%
Note	1.500	07-30-2020		290,000	289,814	0.0%
Government National Mortgage Association
15 Yr Pass Thru	5.000	02-15-2018 to 06-15-2020		15,808	16,169	0.0%
15 Yr Pass Thru	6.000	09-15-2017 to 10-20-2020		9,942	10,227	0.0%
30 Yr Pass Thru	2.500	01-20-2045		348,535	346,012	0.1%
30 Yr Pass Thru	2.500	11-20-2042 to 06-20-2043		1,979,090	1,962,301	0.2%
30 Yr Pass Thru(C)	3.000		TBA	8,285,000	8,456,330	0.9%
30 Yr Pass Thru	3.000	07-20-2042 to 04-20-2047		15,451,030	15,811,421	1.9%
30 Yr Pass Thru(C)	3.500		TBA	6,430,000	6,705,033	0.8%
30 Yr Pass Thru	3.500	09-15-2041 to 03-20-2047		17,155,916	17,956,932	2.3%
30 Yr Pass Thru(C)	4.000		TBA	3,030,000	3,189,138	0.4%
30 Yr Pass Thru	4.000	04-20-2039 to 05-20-2047		19,074,205	20,199,849	2.3%
30 Yr Pass Thru(C)	4.500		TBA	1,405,000	1,492,264	0.2%
30 Yr Pass Thru	4.500	06-20-2034 to 06-20-2047		10,472,001	11,280,334	1.3%
30 Yr Pass Thru	5.000	06-20-2033 to 12-20-2045		3,711,823	4,056,442	0.6%
30 Yr Pass Thru	5.500	02-15-2029 to 03-20-2044		2,529,065	2,830,344	0.1%
30 Yr Pass Thru	6.000	04-20-2028 to 02-20-2039		431,019	498,412	0.0%
30 Yr Pass Thru	6.500	05-15-2024 to 12-20-2033		325,412	378,626	0.0%
30 Yr Pass Thru	7.000	12-20-2023 to 01-20-2034		164,233	192,392	0.0%
30 Yr Pass Thru	9.250	11-15-2019 to 12-15-2019		520	555	0.0%
30 Yr Pass Thru	9.750	02-15-2021		881	973	0.0%
30 Yr Pass Thru	10.250	11-15-2020		834	920	0.0%
Foreign government obligations 14.9%					$135,249,946
(Cost $128,832,380)
Albania 0.1%					400,349	0.1%
Argentina 0.4%					3,540,364	0.4%
Republic of Argentina	5.625	01-26-22		40,000	41,840	0.0%
Republic of Argentina	6.875	04-22-21		150,000	163,050	0.0%

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       15

	Rate (%)	Maturity date	Par value^		Value	% of Net Assets
Argentina (continued)
Republic of Argentina	6.875	01-26-27		190,000	$204,725	0.0%
Republic of Argentina	7.125	07-06-36		200,000	209,700	0.1%
Republic of Argentina (S)	7.125	06-28-99		193,000	190,588	0.0%
Republic of Argentina	7.500	04-22-26		750,000	841,875	0.1%
Republic of Argentina	8.280	12-31-33		771,121	892,572	0.1%
Republic of Argentina, GDP-Linked Note (I) *	4.399	12-15-35		2,425,000	247,350	0.1%
Republic of Argentina, Inflation-Linked Note (P)	5.830	12-31-33	ARS	240,000	107,199	0.0%
OTHER SECURITIES					641,465	0.0%
Australia 0.2%					2,074,194	0.2%
Austria 0.0%					306,904	0.0%
Belgium 0.1%					1,243,774	0.1%
Bermuda 0.0%					318,835	0.0%
Brazil 0.8%					7,554,699	0.8%
Federative Republic of Brazil	5.000	01-27-45		200,000	182,000	0.0%
Federative Republic of Brazil	5.625	01-07-41		190,000	190,238	0.0%
Federative Republic of Brazil	6.000	04-07-26		750,000	831,750	0.1%
Federative Republic of Brazil	6.000	05-15-45	BRL	69,000	73,508	0.0%
Federative Republic of Brazil	10.000	01-01-18	BRL	2,419,000	786,545	0.1%
Federative Republic of Brazil	10.000	01-01-21	BRL	12,936,000	4,290,765	0.5%
Federative Republic of Brazil	10.000	01-01-23	BRL	680,000	223,754	0.0%
Federative Republic of Brazil	10.000	01-01-25	BRL	2,226,000	727,790	0.1%
Federative Republic of Brazil	10.000	01-01-27	BRL	765,000	248,349	0.0%
Canada 0.3%					2,627,632	0.3%
Cayman Islands 0.0%					206,000	0.0%
Chile 0.2%					1,922,164	0.2%
China 0.0%					255,392	0.0%
Colombia 0.3%					2,459,915	0.3%
Republic of Colombia	5.000	06-15-45		450,000	465,750	0.1%
Republic of Colombia	6.000	04-28-28	COP	2,468,400,000	782,592	0.1%
Republic of Colombia	6.125	01-18-41		100,000	118,625	0.0%
Republic of Colombia	7.500	08-26-26	COP	2,610,400,000	929,618	0.1%
Republic of Colombia	10.000	07-24-24	COP	401,600,000	163,330	0.0%
Cyprus 0.2%					1,644,543	0.2%
Czech Republic 0.1%					936,481	0.1%
Denmark 0.1%					393,340	0.1%

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       16

	Rate (%)	Maturity date	Par value^		Value	% of Net Assets
Dominican Republic 0.1%					$720,000	0.1%
Egypt 0.2%					1,405,580	0.2%
El Salvador 0.1%					853,844	0.1%
France 0.3%					2,551,346	0.3%
Government of France (S)	1.250	05-25-36	EUR	62,000	72,552	0.0%
Government of France	3.250	05-25-45	EUR	1,348,000	2,178,930	0.3%
Government of France	4.000	10-25-38	EUR	75,000	132,433	0.0%
Government of France	5.750	10-25-32	EUR	85,000	167,431	0.0%
Germany 0.1%					808,759	0.1%
Ghana 0.2%					1,835,349	0.2%
Grenada 0.0%					60,870	0.0%
Hungary 0.0%					254,252	0.0%
Iceland 0.0%					127,089	0.0%
India 0.4%					3,621,632	0.4%
Republic of India	7.160	05-20-23	INR	37,400,000	599,261	0.1%
Republic of India	7.800	04-11-21	INR	38,700,000	631,299	0.1%
Republic of India	8.120	12-10-20	INR	10,000,000	164,125	0.0%
Republic of India	8.200	09-24-25	INR	30,000,000	508,121	0.1%
Republic of India	8.400	07-28-24	INR	70,300,000	1,196,560	0.1%
Republic of India	8.600	06-02-28	INR	20,850,000	363,887	0.0%
OTHER SECURITIES					158,379	0.0%
Indonesia 0.8%					7,018,991	0.8%
Republic of Indonesia	3.750	06-14-28	EUR	422,000	559,095	0.1%
Republic of Indonesia	4.625	04-15-43		220,000	228,002	0.0%
Republic of Indonesia	5.250	01-17-42		300,000	332,760	0.0%
Republic of Indonesia	5.625	05-15-23	IDR	9,450,000,000	674,210	0.1%
Republic of Indonesia	6.125	05-15-28	IDR	8,174,000,000	577,005	0.1%
Republic of Indonesia	6.625	05-15-33	IDR	720,000,000	50,696	0.0%
Republic of Indonesia	8.250	06-15-32	IDR	3,095,000,000	247,002	0.0%
Republic of Indonesia	8.250	05-15-36	IDR	6,365,000,000	526,175	0.1%
Republic of Indonesia	8.375	03-15-24	IDR	5,710,000,000	465,075	0.1%
Republic of Indonesia	8.375	09-15-26	IDR	3,000,000,000	249,396	0.0%
Republic of Indonesia	8.750	05-15-31	IDR	3,805,000,000	326,257	0.0%
Republic of Indonesia	9.500	07-15-31	IDR	1,980,000,000	177,865	0.0%
Republic of Indonesia	9.500	05-15-41	IDR	4,682,000,000	421,675	0.1%
Republic of Indonesia	10.000	09-15-24	IDR	5,240,000,000	465,028	0.1%
OTHER SECURITIES					1,718,750	0.1%
Iraq 0.0%					203,500	0.0%

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       17

	Rate (%)	Maturity date	Par value^		Value	% of Net Assets
Ireland 0.2%					$1,879,192	0.2%
Israel 0.3%					2,502,163	0.3%
Government of Israel	1.500	01-18-27	EUR	230,000	282,276	0.0%
Government of Israel	1.750	08-31-25	ILS	6,412,000	1,828,780	0.2%
Government of Israel	4.625	03-18-20	EUR	294,000	391,107	0.1%
Italy 0.6%					5,185,291	0.6%
Republic of Italy	2.000	12-01-25	EUR	715,000	863,078	0.1%
Republic of Italy	3.500	12-01-18	EUR	746,000	929,604	0.1%
Republic of Italy	4.500	03-01-24	EUR	519,000	738,509	0.1%
Republic of Italy	4.750	09-01-21	EUR	824,000	1,147,085	0.1%
Republic of Italy	5.000	03-01-22	EUR	282,000	399,955	0.1%
Republic of Italy	5.000	09-01-40	EUR	77,000	120,439	0.0%
Republic of Italy	5.500	09-01-22	EUR	675,000	986,621	0.1%
Ivory Coast 0.0%					367,325	0.0%
Jamaica 0.2%					1,697,299	0.2%
Japan 1.5%					13,797,375	1.5%
Government of Japan	0.100	04-15-18	JPY	21,000,000	191,314	0.0%
Government of Japan	0.100	06-20-21	JPY	157,500,000	1,445,890	0.2%
Government of Japan	0.400	03-20-18	JPY	94,000,000	857,562	0.1%
Government of Japan	0.400	03-20-25	JPY	57,050,000	537,559	0.1%
Government of Japan	0.600	06-20-37	JPY	14,000,000	128,774	0.0%
Government of Japan	0.700	03-20-37	JPY	154,700,000	1,451,277	0.2%
Government of Japan	1.200	12-20-34	JPY	263,450,000	2,714,804	0.3%
Government of Japan	1.400	09-20-34	JPY	166,450,000	1,765,513	0.2%
Government of Japan	1.400	03-20-55	JPY	28,850,000	296,635	0.0%
Government of Japan	1.500	06-20-34	JPY	6,500,000	69,919	0.0%
Government of Japan	1.700	09-20-44	JPY	103,600,000	1,159,197	0.1%
Government of Japan	2.200	09-20-39	JPY	15,300,000	184,086	0.0%
Government of Japan	2.500	09-20-37	JPY	101,800,000	1,265,752	0.1%
Government of Japan, CPI Linked Bond	0.100	09-10-23	JPY	14,476,000	136,418	0.0%
Government of Japan, CPI Linked Bond	0.100	03-10-24	JPY	46,260,000	435,943	0.0%
Government of Japan, CPI Linked Bond	0.100	09-10-24	JPY	51,500,000	483,965	0.1%
Government of Japan, CPI Linked Bond	0.100	03-10-25	JPY	71,342,400	672,767	0.1%
Lebanon 0.2%					2,176,567	0.2%
Malaysia 0.5%					4,639,453	0.5%
Government of Malaysia	3.480	03-15-23	MYR	200,000	46,064	0.0%
Government of Malaysia	3.795	09-30-22	MYR	3,709,000	871,933	0.1%

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       18

	Rate (%)	Maturity date	Par value^		Value	% of Net Assets
Malaysia (continued)
Government of Malaysia	4.160	07-15-21	MYR	2,114,000	$506,031	0.1%
Government of Malaysia	4.232	06-30-31	MYR	1,247,000	288,043	0.0%
Government of Malaysia	4.390	07-07-23	MYR	4,120,000	985,951	0.1%
Government of Malaysia	4.392	04-15-26	MYR	2,075,000	498,045	0.1%
Government of Malaysia	4.498	04-15-30	MYR	1,180,000	280,158	0.0%
Government of Malaysia	4.736	03-15-46	MYR	4,530,000	1,058,443	0.1%
Government of Malaysia	4.935	09-30-43	MYR	440,000	104,785	0.0%
Mexico 1.0%					8,795,411	1.0%
Government of Mexico	3.625	04-09-29	EUR	430,000	577,088	0.1%
Government of Mexico	4.000	10-02-23		396,000	419,166	0.0%
Government of Mexico	4.600	01-23-46		445,000	453,442	0.0%
Government of Mexico	4.750	03-08-44		770,000	803,495	0.1%
Government of Mexico	6.500	06-10-21	MXN	27,000,000	1,499,348	0.2%
Government of Mexico	7.500	06-03-27	MXN	13,302,000	780,290	0.1%
Government of Mexico	7.750	05-29-31	MXN	27,370,000	1,631,063	0.2%
Government of Mexico	7.750	11-13-42	MXN	4,210,000	250,842	0.0%
Government of Mexico	8.000	06-11-20	MXN	14,203,000	820,695	0.1%
Government of Mexico	8.500	05-31-29	MXN	7,350,000	463,592	0.1%
Government of Mexico	10.000	12-05-24	MXN	16,520,000	1,096,390	0.1%
Morocco 0.1%					678,113	0.1%
Netherlands 0.1%					954,072	0.1%
Norway 0.0%					190,589	0.0%
Oman 0.0%					199,600	0.0%
Peru 0.1%					1,290,096	0.1%
Philippines 0.1%					612,816	0.1%
Poland 0.4%					3,477,174	0.4%
Republic of Poland	1.500	04-25-20	PLN	610,000	168,805	0.0%
Republic of Poland	1.750	07-25-21	PLN	2,500,000	684,908	0.1%
Republic of Poland	2.250	04-25-22	PLN	2,620,000	723,794	0.1%
Republic of Poland	2.500	07-25-26	PLN	250,000	66,357	0.0%
Republic of Poland	2.500	07-25-27	PLN	376,000	98,527	0.0%
Republic of Poland	4.000	10-25-23	PLN	5,343,000	1,599,794	0.2%
Republic of Poland	5.750	09-23-22	PLN	420,000	134,989	0.0%
Portugal 0.1%					1,238,272	0.1%
Qatar 0.0%					199,797	0.0%
Romania 0.4%					3,376,778	0.4%
Government of Romania	4.625	09-18-20	EUR	270,000	366,965	0.1%
Government of Romania	4.750	02-24-25	RON	1,835,000	509,012	0.1%

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       19

	Rate (%)	Maturity date	Par value^		Value	% of Net Assets
Romania (continued)
Government of Romania	4.875	11-07-19	EUR	225,000	$296,677	0.0%
Government of Romania	5.750	04-29-20	RON	1,020,000	290,126	0.0%
Government of Romania	5.800	07-26-27	RON	1,430,000	424,715	0.1%
Government of Romania	5.850	04-26-23	RON	3,910,000	1,153,709	0.1%
Government of Romania	5.950	06-11-21	RON	1,150,000	335,574	0.0%
Russia 0.4%					3,583,309	0.4%
Government of Russia	4.875	09-16-23		200,000	218,724	0.0%
Government of Russia	5.625	04-04-42		200,000	226,030	0.0%
Government of Russia	7.050	01-19-28	RUB	28,770,000	479,128	0.1%
Government of Russia	7.600	07-20-22	RUB	89,682,000	1,547,716	0.2%
Government of Russia	8.150	02-03-27	RUB	46,830,000	837,224	0.1%
Government of Russia	8.500	09-17-31	RUB	14,880,000	274,487	0.0%
Senegal 0.0%					205,748	0.0%
Serbia 0.3%					2,714,622	0.3%
Republic of Serbia	4.875	02-25-20		800,000	840,384	0.1%
Republic of Serbia	6.750	11-01-24		132,843	135,888	0.0%
Republic of Serbia	7.250	09-28-21		1,500,000	1,738,350	0.2%
Singapore 0.0%					391,919	0.0%
Slovenia 0.3%					2,617,617	0.3%
Republic of Slovenia	1.250	03-22-27	EUR	868,000	1,058,725	0.1%
Republic of Slovenia	1.500	03-25-35	EUR	125,000	145,032	0.0%
Republic of Slovenia	2.125	07-28-25	EUR	345,000	460,753	0.1%
Republic of Slovenia	2.250	03-03-32	EUR	160,000	214,127	0.0%
Republic of Slovenia	5.125	03-30-26	EUR	252,000	411,620	0.1%
Republic of Slovenia	5.850	05-10-23		279,000	327,360	0.0%
South Africa 0.5%					4,142,708	0.5%
Republic of South Africa	4.665	01-17-24		500,000	517,076	0.1%
Republic of South Africa	5.875	09-16-25		280,000	306,597	0.1%
Republic of South Africa	7.000	02-28-31	ZAR	18,455,000	1,175,528	0.1%
Republic of South Africa	7.750	02-28-23	ZAR	2,660,000	203,568	0.0%
Republic of South Africa	8.000	01-31-30	ZAR	15,511,000	1,094,320	0.1%
Republic of South Africa	8.500	01-31-37	ZAR	3,100,000	213,172	0.0%
Republic of South Africa	8.750	02-28-48	ZAR	1,449,000	100,160	0.0%
Republic of South Africa	10.500	12-21-26	ZAR	6,170,000	532,287	0.1%
South Korea 0.2%					1,764,063	0.2%
Sri Lanka 0.3%					2,615,170	0.3%
Republic of Sri Lanka	5.750	01-18-22		300,000	317,030	0.0%
Republic of Sri Lanka	6.125	06-03-25		200,000	210,777	0.0%
Republic of Sri Lanka (S)	6.200	05-11-27		400,000	420,592	0.1%

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       20

	Rate (%)	Maturity date	Par value^		Value	% of Net Assets
Sri Lanka (continued)
Republic of Sri Lanka	6.200	05-11-27		350,000	$368,526	0.1%
Republic of Sri Lanka	6.250	07-27-21		900,000	968,894	0.1%
Republic of Sri Lanka	6.850	11-03-25		300,000	329,351	0.0%
Thailand 0.4%					3,439,889	0.4%
Kingdom of Thailand	1.250	03-12-28	THB	10,805,722	308,823	0.0%
Kingdom of Thailand	1.875	06-17-22	THB	24,970,000	754,175	0.1%
Kingdom of Thailand	3.400	06-17-36	THB	2,300,000	73,787	0.0%
Kingdom of Thailand	3.625	06-16-23	THB	21,000,000	692,916	0.1%
Kingdom of Thailand	3.775	06-25-32	THB	6,811,000	226,849	0.0%
Kingdom of Thailand	3.850	12-12-25	THB	24,500,000	826,989	0.1%
Kingdom of Thailand	4.875	06-22-29	THB	14,940,000	556,350	0.1%
Turkey 0.8%					7,413,092	0.8%
Republic of Turkey	3.250	03-23-23		300,000	287,630	0.1%
Republic of Turkey	5.125	03-25-22		850,000	895,555	0.1%
Republic of Turkey	6.000	01-14-41		200,000	212,870	0.0%
Republic of Turkey	6.250	09-26-22		1,550,000	1,710,341	0.2%
Republic of Turkey	6.875	03-17-36		130,000	151,180	0.0%
Republic of Turkey	7.400	02-05-20	TRY	450,000	120,526	0.0%
Republic of Turkey	9.400	07-08-20	TRY	740,000	206,772	0.0%
Republic of Turkey	10.400	03-20-24	TRY	833,000	242,225	0.0%
Republic of Turkey	10.600	02-11-26	TRY	6,205,000	1,828,669	0.2%
Republic of Turkey	11.000	03-02-22	TRY	400,000	117,327	0.0%
Republic of Turkey	11.000	02-24-27	TRY	640,000	192,541	0.0%
Republic of Turkey	11.875	01-15-30		100,000	162,031	0.0%
Republic of Turkey Bond	6.000	03-25-27		600,000	657,000	0.1%
OTHER SECURITIES					628,425	0.1%
Ukraine 0.3%					2,339,920	0.3%
Republic of Ukraine (S)	7.750	09-01-20		820,000	854,948	0.1%
Republic of Ukraine (S)	7.750	09-01-21		258,000	268,980	0.1%
Republic of Ukraine	7.750	09-01-21		200,000	208,460	0.0%
Republic of Ukraine	7.750	09-01-22		100,000	104,000	0.0%
Republic of Ukraine (S)	7.750	09-01-23		212,000	220,081	0.0%
Republic of Ukraine	7.750	09-01-23		150,000	155,583	0.0%
Republic of Ukraine	7.750	09-01-25		400,000	410,296	0.1%
Republic of Ukraine, GDP-Linked Note (I) (S) *	2.221	05-31-40		200,000	117,572	0.0%
United Kingdom 0.5%					4,539,554	0.5%
Government of United Kingdom	0.500	07-22-22	GBP	1,240,000	1,608,425	0.2%
Government of United Kingdom	1.500	07-22-26	GBP	40,000	54,239	0.0%
Government of United Kingdom	3.500	01-22-45	GBP	405,000	724,277	0.1%
Government of United Kingdom	4.250	12-07-46	GBP	965,000	1,974,299	0.2%

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       21

	Rate (%)	Maturity date	Par value^		Value	% of Net Assets
United Kingdom (continued)
Government of United Kingdom	4.750	12-07-30	GBP	97,000	$178,314	0.0%
Venezuela 0.0%					21,750	0.0%
Vietnam 0.1%					636,872	0.1%
Zambia 0.0%					220,532	0.0%
Corporate bonds 33.6%					$304,881,757
(Cost $294,019,814)
Consumer discretionary 5.3%					48,270,956	5.3%
Altice Luxembourg SA (S)	7.625	02-15-25		2,185,000	2,364,607	0.3%
CSC Holdings LLC (S)	6.625	10-15-25		600,000	657,000	0.1%
CSC Holdings LLC (S)	10.875	10-15-25		1,407,000	1,730,610	0.2%
OTHER SECURITIES					43,518,739	4.7%
Consumer staples 1.0%					8,739,210	1.0%
Energy 5.3%					48,389,524	5.3%
Exxon Mobil Corp. (3 month LIBOR + 0.370%) (P)	1.593	03-06-22		355,000	357,660	0.1%
Petrobras Global Finance BV	6.125	01-17-22		286,000	303,160	0.0%
Petrobras Global Finance BV	6.750	01-27-41		275,000	271,563	0.0%
Petrobras Global Finance BV	6.850	06-05-15		502,000	471,755	0.1%
Petrobras Global Finance BV	6.875	01-20-40		175,000	174,773	0.0%
Petrobras Global Finance BV	7.375	01-17-27		300,000	332,250	0.1%
Petrobras Global Finance BV	8.375	05-23-21		360,000	408,780	0.1%
Petrobras Global Finance BV	8.750	05-23-26		1,695,000	2,031,458	0.2%
Petroleos de Venezuela SA	5.375	04-12-27		575,000	173,938	0.0%
Petroleos de Venezuela SA	6.000	05-16-24		2,005,000	601,500	0.1%
Petroleos de Venezuela SA	6.000	11-15-26		100,000	30,000	0.0%
Petroleos de Venezuela SA	8.500	11-02-17		256,567	232,193	0.0%
Petroleos de Venezuela SA (S)	8.500	10-27-20		150,000	111,360	0.0%
Petroleos de Venezuela SA	8.500	10-27-20		787,000	584,269	0.1%
Petroleos de Venezuela SA	9.000	11-17-21		2,710,000	1,056,900	0.1%
Petroleos de Venezuela SA	9.750	05-17-35		410,000	145,550	0.0%
Petroleos de Venezuela SA	12.750	02-17-22		633,000	286,116	0.0%
Petroleos Mexicanos	2.750	04-21-27	EUR	170,000	188,294	0.0%
Petroleos Mexicanos	3.500	07-23-20		55,000	56,458	0.0%
Petroleos Mexicanos	3.750	03-15-19	EUR	160,000	200,491	0.0%
Petroleos Mexicanos	4.625	09-21-23		145,000	150,945	0.0%
Petroleos Mexicanos	4.875	01-24-22		245,000	257,495	0.0%
Petroleos Mexicanos	4.875	02-21-28	EUR	190,000	242,631	0.0%
Petroleos Mexicanos	5.125	03-15-23	EUR	210,000	283,501	0.0%
Petroleos Mexicanos (S)	5.375	03-13-22		55,000	59,015	0.0%
Petroleos Mexicanos	5.500	01-21-21		130,000	139,360	0.0%
Petroleos Mexicanos	5.625	01-23-46		1,225,000	1,153,093	0.1%

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       22

	Rate (%)	Maturity date	Par value^		Value	% of Net Assets
Energy (continued)
Petroleos Mexicanos	6.375	02-04-21		350,000	$386,225	0.1%
Petroleos Mexicanos (S)	6.500	03-13-27		655,000	734,583	0.1%
Petroleos Mexicanos	6.500	06-02-41		1,650,000	1,730,438	0.2%
Petroleos Mexicanos	6.750	09-21-47		660,000	706,728	0.1%
Petroleos Mexicanos (S)	6.750	09-21-47		100,000	106,911	0.0%
Petroleos Mexicanos	6.875	08-04-26		200,000	229,960	0.0%
Petroleos Mexicanos	7.190	09-12-24	MXN	1,000,000	50,931	0.0%
Petroleos Mexicanos	7.470	11-12-26	MXN	3,030,000	153,459	0.0%
OTHER SECURITIES					33,985,781	3.8%
Financials 7.6%					69,249,307	7.6%
Bank of America Corp.	2.503	10-21-22		45,000	44,686	0.0%
Bank of America Corp.	2.625	04-19-21		45,000	45,478	0.0%
Bank of America Corp.	3.248	10-21-27		550,000	542,105	0.1%
Bank of America Corp.	3.300	01-11-23		530,000	545,119	0.1%
Bank of America Corp.	3.950	04-21-25		740,000	764,181	0.1%
Bank of America Corp.	4.000	04-01-24		500,000	531,253	0.1%
Bank of America Corp.	4.183	11-25-27		300,000	310,680	0.0%
Bank of America Corp.	4.200	08-26-24		415,000	437,054	0.1%
Bank of America Corp.	5.625	07-01-20		40,000	43,799	0.0%
Bank of America Corp.	5.650	05-01-18		60,000	61,506	0.0%
Bank of America Corp.	6.875	04-25-18		90,000	92,915	0.0%
Bank of America Corp. (1.379% to 2-7-24 then 3 month EURIBOR + 1.030%)	1.379	02-07-25	EUR	100,000	121,140	0.0%
Bank of America Corp. (3 month LIBOR + 1.160%) (P)	2.467	01-20-23		110,000	111,040	0.0%
Bank of America Corp. (3.824% to 1-20-27, then 3 month LIBOR + 1.575%)	3.824	01-20-28		665,000	685,792	0.1%
Bank of America Corp. (4.244% to 4-24-37, then 3 month LIBOR + 1.814%)	4.244	04-24-38		405,000	426,632	0.1%
Citigroup, Inc.	1.700	04-27-18		40,000	40,001	0.0%
Citigroup, Inc.	1.800	02-05-18		15,000	15,010	0.0%
Citigroup, Inc.	1.850	11-24-17		140,000	140,087	0.0%
Citigroup, Inc.	2.050	06-07-19		35,000	35,073	0.0%
Citigroup, Inc.	2.900	12-08-21		105,000	106,876	0.0%
Citigroup, Inc.	3.500	05-15-23		80,000	81,776	0.0%
Citigroup, Inc.	4.600	03-09-26		260,000	277,481	0.0%
Citigroup, Inc.	6.250	09-02-19	GBP	45,000	64,166	0.0%
Citigroup, Inc. (2.876% to 7-24-22, then 3 month LIBOR + 0.950%)	2.876	07-24-23		395,000	397,284	0.1%
Citigroup, Inc. (3 month LIBOR + 0.790%) (P)	2.094	01-10-20		115,000	115,898	0.0%

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       23

	Rate (%)	Maturity date	Par value^		Value	% of Net Assets
Financials (continued)
Citigroup, Inc. (3 month LIBOR + 1.380%) (P)	2.676	03-30-21		50,000	$51,150	0.0%
Citigroup, Inc. (3.887% to 1-10-27, then 3 month LIBOR + 1.563%)	3.887	01-10-28		1,025,000	1,059,741	0.1%
JPMorgan Chase & Co.	2.950	10-01-26		355,000	349,559	0.1%
JPMorgan Chase & Co.	3.300	04-01-26		135,000	136,182	0.0%
JPMorgan Chase & Co.	3.900	07-15-25		80,000	84,690	0.0%
JPMorgan Chase & Co. (3 month LIBOR + 0.550%) (P)	1.771	03-09-21		105,000	105,183	0.0%
JPMorgan Chase & Co. (3 month LIBOR + 1.230%) (P)	2.543	10-24-23		890,000	906,043	0.1%
JPMorgan Chase & Co. (3.782% to 2-1-27, then 3 month LIBOR +1.337%)	3.782	02-01-28		465,000	482,600	0.1%
JPMorgan Chase & Co. (3.882% to 7-24-37, then 3 month LIBOR + 1.360%)	3.882	07-24-38		1,250,000	1,262,938	0.2%
Morgan Stanley	1.375	10-27-26	EUR	200,000	235,072	0.0%
Morgan Stanley	3.125	07-27-26		280,000	276,361	0.0%
Morgan Stanley	3.625	01-20-27		395,000	403,773	0.1%
Morgan Stanley	3.700	10-23-24		95,000	98,961	0.0%
Morgan Stanley	3.750	02-25-23		660,000	692,266	0.1%
Morgan Stanley	3.875	01-27-26		170,000	177,706	0.0%
Morgan Stanley	4.350	09-08-26		815,000	856,428	0.1%
Morgan Stanley (3 month LIBOR + 0.850%) (P)	2.163	01-24-19		310,000	312,083	0.0%
Morgan Stanley (3 month LIBOR + 1.280%) (P)	2.594	04-25-18		130,000	130,860	0.0%
Morgan Stanley (3.971% to 7-22-37, then 3 month LIBOR + 1.455%)	3.971	07-22-38		570,000	576,614	0.1%
The Goldman Sachs Group, Inc.	1.625	07-27-26	EUR	100,000	120,099	0.0%
The Goldman Sachs Group, Inc.	1.950	07-23-19		40,000	40,033	0.0%
The Goldman Sachs Group, Inc.	2.300	12-13-19		60,000	60,376	0.0%
The Goldman Sachs Group, Inc.	2.750	09-15-20		15,000	15,249	0.0%
The Goldman Sachs Group, Inc.	3.000	04-26-22		125,000	127,069	0.0%
The Goldman Sachs Group, Inc.	3.500	11-16-26		760,000	765,767	0.1%
The Goldman Sachs Group, Inc.	3.850	01-26-27		305,000	314,201	0.0%
The Goldman Sachs Group, Inc.	5.500	10-12-21	GBP	15,000	22,456	0.0%
The Goldman Sachs Group, Inc.	5.750	01-24-22		635,000	717,260	0.1%
The Goldman Sachs Group, Inc.	6.150	04-01-18		285,000	292,147	0.0%
The Goldman Sachs Group, Inc. (3 month LIBOR + 1.110%) (P)	2.424	04-26-22		80,000	80,829	0.0%
The Goldman Sachs Group, Inc. (3 month LIBOR + 1.770%) (P)	3.087	02-25-21		100,000	103,630	0.0%
UniCredit SpA	2.000	03-04-23	EUR	100,000	125,310	0.0%

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       24

	Rate (%)	Maturity date	Par value^		Value	% of Net Assets
Financials (continued)
UniCredit SpA	3.625	01-24-19	EUR	100,000	$125,112	0.0%
UniCredit SpA (S)	3.750	04-12-22		205,000	210,541	0.0%
UniCredit SpA (S)	4.625	04-12-27		970,000	1,020,159	0.1%
UniCredit SpA (5.861% to 6-19-27, then 5 Year U.S. ISDAFIX + 3.703%) (S)	5.861	06-19-32		495,000	518,448	0.1%
UniCredit SpA (8.000% to 6-3-24, then 5 Year U.S. Swap Rate + 5.180%) (Q)	8.000	06-03-24		690,000	722,982	0.1%
OTHER SECURITIES					49,632,397	5.3%
Health care 2.5%					22,826,738	2.5%
Anthem, Inc.	2.300	07-15-18		85,000	85,432	0.0%
Anthem, Inc.	3.500	08-15-24		390,000	406,023	0.1%
Anthem, Inc.	4.650	01-15-43		120,000	131,956	0.0%
Becton, Dickinson and Company	2.404	06-05-20		90,000	90,485	0.0%
Becton, Dickinson and Company	2.675	12-15-19		85,000	86,225	0.0%
Becton, Dickinson and Company	3.363	06-06-24		270,000	273,299	0.0%
Becton, Dickinson and Company	3.700	06-06-27		955,000	966,912	0.1%
Becton, Dickinson and Company	3.734	12-15-24		195,000	201,468	0.0%
Becton, Dickinson and Company	4.669	06-06-47		615,000	640,307	0.1%
OTHER SECURITIES					19,944,631	2.2%
Industrials 2.3%					20,327,693	2.3%
Information technology 1.9%					17,475,463	1.9%
Microsoft Corp.	4.100	02-06-37		285,000	311,292	0.0%
Western Digital Corp. (S)	7.375	04-01-23		120,000	131,550	0.0%
Western Digital Corp.	10.500	04-01-24		1,169,000	1,386,726	0.2%
OTHER SECURITIES					15,645,895	1.7%
Materials 2.6%					23,295,574	2.6%
Real estate 1.4%					12,882,862	1.4%
Telecommunication services 1.8%					16,395,996	1.8%
Intelsat Jackson Holdings SA	7.250	10-15-20		585,000	556,847	0.1%
Intelsat Jackson Holdings SA (S)	8.000	02-15-24		385,000	414,472	0.1%
Intelsat Jackson Holdings SA (S)	9.500	09-30-22		510,000	605,625	0.1%
Verizon Communications, Inc.	4.125	08-15-46		310,000	274,813	0.0%
Verizon Communications, Inc.	4.272	01-15-36		365,000	354,889	0.0%
Verizon Communications, Inc.	5.250	03-16-37		1,305,000	1,407,259	0.2%
OTHER SECURITIES					12,782,091	1.3%
Utilities 1.9%					17,028,434	1.9%
The Southern Company	1.550	07-01-18		30,000	29,957	0.0%
The Southern Company	1.850	07-01-19		100,000	100,083	0.0%

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       25

	Rate (%)	Maturity date	Par value^	Value	% of Net Assets
Utilities (continued)
The Southern Company	2.350	07-01-21	20,000	$19,976	0.0%
The Southern Company	2.950	07-01-23	262,000	265,111	0.0%
The Southern Company	3.250	07-01-26	436,000	434,457	0.1%
The Southern Company	4.250	07-01-36	280,000	293,357	0.1%
The Southern Company	4.400	07-01-46	425,000	439,782	0.1%
OTHER SECURITIES				15,445,711	1.6%
Convertible bonds 0.0%				$238,921
(Cost $231,849)
Consumer discretionary 0.0%				32,661	0.0%
Industrials 0.0%				206,260	0.0%
Municipal bonds 0.4%				$3,112,678
(Cost $2,829,004)
Term loans (M) 7.7%				$69,921,856
(Cost $70,213,192)
Consumer discretionary 1.7%				15,377,008	1.7%
Consumer staples 0.4%				3,550,745	0.4%
Energy 0.3%				2,375,724	0.3%
Financials 1.0%				8,738,455	1.0%
Asurion LLC (1 month LIBOR + 2.750%)	3.989	08-04-22	1,154,394	1,156,922	0.1%
Asurion LLC (1 month LIBOR + 3.000%)	4.239	11-03-23	1,156,165	1,160,501	0.1%
Asurion LLC (1 month LIBOR + 6.000%)	7.239	08-04-25	1,985,000	2,025,534	0.2%
OTHER SECURITIES				4,395,498	0.6%
Health care 0.6%				5,713,432	0.6%
Industrials 0.8%				7,243,029	0.8%
Information technology 1.7%				15,726,244	1.7%
MH SUB I LLC (T)	Zero	08-15-24	445,000	442,406	0.1%
Western Digital Corp. (3 month LIBOR + 2.750%)	3.984	04-29-23	295,091	296,484	0.0%
OTHER SECURITIES				14,987,354	1.6%
Materials 0.6%				5,165,563	0.6%
Real estate 0.0%				206,938	0.0%
Telecommunication services 0.3%				3,007,295	0.3%
Intelsat Jackson Holdings SA (3 month LIBOR + 2.750%)	4.000	06-30-19	673,704	670,639	0.1%
OTHER SECURITIES				2,336,656	0.2%

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       26

	Rate (%)	Maturity date	Par value^	Value	% of Net Assets
Utilities 0.3%				$2,817,423	0.3%
Collateralized mortgage obligations 2.3%				$20,388,635
(Cost $20,228,316)
Commercial and residential 1.4%				12,278,415	1.4%
U.S. Government Agency 0.9%				8,110,220	0.9%
Federal Home Loan Mortgage Corp. Series 199, Class PO (Z)	0.790	08-01-28	1,066	977	0.0%
Federal Home Loan Mortgage Corp. Series 2014-HQ2, Class M1 (1 month LIBOR + 1.450%) (P)	2.684	09-25-24	14,759	14,785	0.0%
Federal Home Loan Mortgage Corp. Series 2014-HQ2, Class M2 (1 month LIBOR + 2.200%) (P)	3.434	09-25-24	250,000	257,653	0.1%
Federal Home Loan Mortgage Corp. Series 2015-DN1, Class M2 (1 month LIBOR + 2.400%) (P)	3.634	01-25-25	35,740	35,846	0.0%
Federal Home Loan Mortgage Corp. Series 2015-DNA2, Class M2 (1 month LIBOR + 2.600%) (P)	3.834	12-25-27	175,608	180,260	0.0%
Federal Home Loan Mortgage Corp. Series 2015-DNA3, Class M2 (1 month LIBOR + 2.850%) (P)	4.084	04-25-28	213,412	221,794	0.0%
Federal Home Loan Mortgage Corp. Series 2015-HQ1, Class M2 (1 month LIBOR + 2.200%) (P)	3.434	03-25-25	126,528	127,814	0.0%
Federal Home Loan Mortgage Corp. Series 2015-HQ2, Class M2 (1 month LIBOR + 1.950%) (P)	3.184	05-25-25	250,000	255,200	0.1%
Federal Home Loan Mortgage Corp. Series 2016-DNA1, Class M2 (1 month LIBOR + 2.900%) (P)	4.134	07-25-28	250,000	259,077	0.1%
Federal Home Loan Mortgage Corp. Series 2016-DNA3, Class M2 (1 month LIBOR + 2.000%) (P)	3.234	12-25-28	250,000	255,579	0.1%
Federal Home Loan Mortgage Corp. Series 2016-HQA1, Class M1 (1 month LIBOR + 1.750%) (P)	2.984	09-25-28	94,685	95,051	0.0%
Federal Home Loan Mortgage Corp. Series 2016-HQA3, Class M2 (1 month LIBOR + 1.350%) (P)	2.584	03-25-29	250,000	253,195	0.0%
Federal Home Loan Mortgage Corp. Series 2017-DNA1, Class M2 (1 month LIBOR + 3.250%) (P)	4.484	07-25-29	250,000	257,125	0.1%
Federal Home Loan Mortgage Corp. Series 2017-HQ1, Class M1 (1 month LIBOR + 3.550%) (P)	4.784	08-25-29	250,000	261,793	0.1%

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       27

	Rate (%)	Maturity date	Par value^	Value	% of Net Assets
U.S. Government Agency (continued)
Federal Home Loan Mortgage Corp. Series 2017-HQA2, Class M1 (1 month LIBOR + 0.800%) (P)	2.034	12-25-29	246,948	$247,804	0.0%
Federal Home Loan Mortgage Corp. Series 2017-SC02, Class M1 (P) (S)	3.905	05-25-47	131,648	133,667	0.0%
Federal Home Loan Mortgage Corp. Series 4448, Class JA	4.000	11-15-36	100,000	104,970	0.0%
Federal Home Loan Mortgage Corp. Series 4566, Class FA (1 month LIBOR + 0.500%) (P)	1.727	04-15-46	102,676	103,451	0.0%
Federal Home Loan Mortgage Corp. Series 4604, Class FH (1 month LIBOR + 0.500%) (P)	1.727	08-15-46	15,351	15,481	0.0%
Federal Home Loan Mortgage Corp. Series 4614, Class FG (1 month LIBOR + 0.500%) (P)	1.727	09-15-46	130,338	131,627	0.0%
Federal Home Loan Mortgage Corp. Series 4621, Class FK (1 month LIBOR + 0.500%) (P)	1.727	10-15-46	87,435	88,249	0.0%
Federal Home Loan Mortgage Corp. Series 4623, Class EF (1 month LIBOR + 0.450%) (P)	1.677	10-15-46	56,008	58,741	0.0%
Federal Home Loan Mortgage Corp. Series 4623, Class MF (1 month LIBOR + 0.500%) (P)	1.727	10-15-46	52,495	53,038	0.0%
Federal Home Loan Mortgage Corp. Series 4648, Class FA (1 month LIBOR + 0.500%) (P)	1.727	01-15-47	124,848	126,008	0.0%
Federal Home Loan Mortgage Corp. Series 4650, Class FL (1 month LIBOR + 0.450%) (P)	1.677	01-15-47	120,523	121,246	0.0%
Federal Home Loan Mortgage Corp. Series 4654, Class FK (1 month LIBOR + 0.500%) (P)	1.727	02-15-47	68,769	69,357	0.0%
Federal Home Loan Mortgage Corp. Series 4661, Class GF (1 month LIBOR + 0.450%) (P)	1.677	02-15-47	203,317	204,586	0.0%
Federal Home Loan Mortgage Corp. Series K025, Class A1	1.875	04-25-22	163,516	163,787	0.0%
Federal National Mortgage Association Series 2006-114, Class HE	5.500	12-25-36	89,263	100,020	0.0%
Federal National Mortgage Association Series 2016-103, Class LF (1 month LIBOR + 0.500%) (P)	1.734	01-25-47	37,642	37,966	0.0%

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       28

	Rate (%)	Maturity date	Par value^	Value	% of Net Assets
U.S. Government Agency (continued)
Federal National Mortgage Association Series 2016-63, Class AF (1 month LIBOR + 0.500%) (P)	1.734	09-25-46	208,565	$210,858	0.0%
Federal National Mortgage Association Series 2016-64, Class FA (1 month LIBOR + 0.500%) (P)	1.734	09-25-46	232,708	234,435	0.0%
Federal National Mortgage Association Series 2016-70, Class F (1 month LIBOR + 0.450%) (P)	1.684	10-25-46	107,165	107,801	0.0%
Federal National Mortgage Association Series 2016-79, Class NF (1 month LIBOR + 0.450%) (P)	1.684	11-25-46	217,297	218,583	0.0%
Federal National Mortgage Association Series 2016-83, Class FA (1 month LIBOR + 0.500%) (P)	1.734	11-25-46	50,358	50,822	0.0%
Federal National Mortgage Association Series 2016-84, Class FT (1 month LIBOR + 0.500%) (P)	1.734	11-25-46	123,670	124,846	0.0%
Federal National Mortgage Association Series 2016-85, Class FA (1 month LIBOR + 0.500%) (P)	1.734	11-25-46	85,657	85,561	0.0%
Federal National Mortgage Association Series 2016-85, Class FG (1 month LIBOR + 0.500%) (P)	1.734	11-25-46	86,189	86,919	0.0%
Federal National Mortgage Association Series 2016-C01, Class 2M1 (1 month LIBOR + 2.100%) (P)	3.334	08-25-28	280,870	283,365	0.1%
Federal National Mortgage Association Series 2016-C02, Class 1M1 (1 month LIBOR + 2.150%) (P)	3.384	09-25-28	30,299	30,700	0.0%
Federal National Mortgage Association Series 2016-C05, Class 2M1 (1 month LIBOR + 1.350%) (P)	2.584	01-25-29	83,423	83,982	0.0%
Federal National Mortgage Association Series 2016-C06, Class 1M1 (1 month LIBOR + 1.300%) (P)	2.534	04-25-29	309,312	312,771	0.1%

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       29

	Rate (%)	Maturity date	Par value^	Value	% of Net Assets
U.S. Government Agency (continued)
Federal National Mortgage Association Series 2017, Class C03 1M1 (1 month LIBOR + 0.950%) (P)	2.184	10-25-29	101,669	$101,910	0.0%
Federal National Mortgage Association Series 2017-C02, Class 2M1 (1 month LIBOR + 1.150%) (P)	2.384	09-25-29	87,209	87,954	0.0%
Federal National Mortgage Association Series 2017-C02, Class 2M2 (1 month LIBOR + 3.650%) (P)	4.884	09-25-29	115,000	120,669	0.0%
Federal National Mortgage Association Series 2017-C03, Class 1M2 (1 month LIBOR + 3.000%) (P)	4.234	10-25-29	35,000	35,608	0.0%
Federal National Mortgage Association Series 2017-C04, Class 2M1 (1 month LIBOR + 0.850%) (P)	2.084	11-25-29	53,863	54,076	0.0%
Federal National Mortgage Association Series 2017-C05, Class 1M1 (1 month LIBOR + 0.550%) (P)	1.784	01-25-30	135,369	135,198	0.0%
Federal National Mortgage Association Series 2017-C05, Class 1M2 (1 month LIBOR + 2.200%) (P)	3.434	01-25-30	70,000	68,377	0.0%
Federal National Mortgage Association Series 2017-C06, Class 2M2 (1 month LIBOR + 2.800%) (P)	4.036	02-25-30	115,000	114,513	0.0%
Federal National Mortgage Association Series 319, Class 2 IO	6.500	02-25-32	3,185	715	0.0%
Government National Mortgage Association Series 2010-103, Class IN IO	4.500	02-20-39	15,021	704	0.0%
Government National Mortgage Association Series 2010-109, Class CI IO	4.500	12-20-37	83,401	643	0.0%
Government National Mortgage Association Series 2010-127, Class JI IO	4.000	02-20-39	192,237	9,097	0.0%
Government National Mortgage Association Series 2010-128, Class JC	4.000	06-20-39	70,000	74,134	0.0%

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       30

	Rate (%)	Maturity date	Par value^	Value	% of Net Assets
U.S. Government Agency (continued)
Government National Mortgage Association Series 2010-165, Class IP IO	4.000	04-20-38	630,692	$27,351	0.0%
Government National Mortgage Association Series 2010-42, Class PI IO	4.500	09-20-37	220,581	1,787	0.0%
Government National Mortgage Association Series 2010-87, Class HI IO	4.500	11-20-38	345,723	13,910	0.0%
Government National Mortgage Association Series 2010-92, Class PI IO	4.500	11-20-37	23,529	140	0.0%
Government National Mortgage Association Series 2010-98, Class PI IO	4.500	10-20-37	15,456	55	0.0%
Government National Mortgage Association Series 2011-123, Class MA	4.000	07-20-41	485,000	522,487	0.1%
Government National Mortgage Association Series 2011-133, Class GB	3.500	09-20-41	100,000	104,662	0.0%
Government National Mortgage Association Series 2011-41 Class AI IO	4.500	12-20-39	144,507	7,101	0.0%
Government National Mortgage Association Series 2011-88, Class EI IO	4.500	11-20-39	21,824	1,309	0.0%
Government National Mortgage Association Series 2011-94, Class AI IO	4.500	01-20-39	98,486	1,787	0.0%
Government National Mortgage Association Series 2012-94, Class BI IO	4.000	05-20-37	180,087	18,800	0.0%
Government National Mortgage Association Series 2013-24, Class OI IO	4.000	02-20-43	109,469	21,516	0.0%
Government National Mortgage Association Series 2014-115, Class KI IO	3.000	06-20-37	190,837	20,784	0.0%
Government National Mortgage Association Series 2014-129, Class BI IO	3.500	09-20-29	437,287	49,450	0.0%
Government National Mortgage Association Series 2014-160, Class DI IO	3.500	04-20-39	446,112	35,026	0.0%
Government National Mortgage Association Series 2015-100, Class AI IO	3.500	03-20-39	652,976	42,764	0.0%

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       31

	Rate (%)	Maturity date	Par value^	Value	% of Net Assets
U.S. Government Agency (continued)
Government National Mortgage Association Series 2015-148, Class LI IO	3.500	06-20-39	432,443	$49,646	0.0%
Government National Mortgage Association Series 2015-148, Class LI IO	3.500	05-20-43	113,107	21,472	0.0%
Government National Mortgage Association Series 2016-46, Class IO	3.500	04-20-46	1,029,440	169,941	0.0%
Government National Mortgage Association Series 2016-60, Class IK IO	3.500	12-20-45	847,757	129,844	0.0%
Asset backed securities 3.9%				$35,048,921
(Cost $34,931,884)
			Shares	Value	% of Net Assets
Common stocks 10.3%				$93,626,520
(Cost $71,195,460)
Consumer discretionary 0.8%				7,588,959	0.8%
Consumer staples 0.7%				6,577,444	0.7%
Energy 1.0%				9,278,888	1.0%
Exxon Mobil Corp.			31,000	2,366,230	0.3%
OTHER SECURITIES				6,912,658	0.7%
Financials 2.7%				24,444,406	2.7%
Bank of America Corp.			11,428	273,015	0.0%
Citigroup, Inc.			21,941	1,492,646	0.2%
JPMorgan Chase & Co.			37,658	3,422,736	0.4%
Morgan Stanley			44,200	2,011,100	0.2%
State Street Corp.			18,300	1,692,567	0.2%
Wells Fargo & Company			44,800	2,287,936	0.2%
OTHER SECURITIES				13,264,406	1.5%
Health care 1.2%				10,599,517	1.2%
Anthem, Inc.			8,282	1,623,603	0.2%
Becton, Dickinson and Company			3,750	747,900	0.1%
OTHER SECURITIES				8,228,014	0.9%
Industrials 1.1%				9,500,253	1.1%
Information technology 1.0%				9,427,005	1.0%
Microsoft Corp.			26,551	1,985,218	0.2%
Western Digital Corp.			5,433	479,571	0.1%
OTHER SECURITIES				6,962,216	0.7%
Materials 0.5%				4,857,235	0.5%

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       32

			Shares	Value	% of Net Assets
Real estate 0.3%				$2,217,593	0.3%
Telecommunication services 0.4%				3,359,755	0.4%
Verizon Communications, Inc.			39,125	1,876,826	0.2%
OTHER SECURITIES				1,482,929	0.2%
Utilities 0.6%				5,775,465	0.6%
The Southern Company			28,301	1,365,806	0.2%
OTHER SECURITIES				4,409,659	0.4%
Preferred securities 0.3%				$2,947,328
(Cost $2,678,904)
Energy 0.1%				408,341	0.1%
Health care 0.1%				1,001,271	0.1%
Becton, Dickinson and Company			18,002	1,001,271	0.1%
Real estate 0.0%				166,425	0.0%
Telecommunication services 0.0%				113,968	0.0%
Utilities 0.1%				1,257,323	0.1%
Purchased options 0.0%				$54,904
(Cost $142,382)
Call options 0.0%				12,270	0.0%
Put options 0.0%				42,634	0.0%
		Yield (%)	Shares	Value	% of Net Assets
Securities lending collateral 0.1%				$1,017,102
(Cost $1,017,131)
John Hancock Collateral Trust (W)		1.2169(Y)	101,654	1,017,102	0.1%
	Yield* (%)	Maturity date	Par value^	Value	% of Net Assets
Short-term investments 3.5%				$31,759,772
(Cost $31,731,228)
Commercial paper 0.5%				4,457,055	0.5%
Spectra Energy Partners	1.510	09-01-17	250,000	250,000	0.0%
OTHER SECURITIES				4,207,055	0.5%
Foreign government 0.3%				2,673,448	0.3%
		Yield (%)	Shares	Value	% of Net Assets
Money market funds 2.4%				21,747,223	2.4%
T. Rowe Price Government Money Fund		1.0473(Y)	21,747,223	21,747,223	2.4%

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       33

				Par value^	Value	% of Net Assets
Repurchase agreement 0.3%					$2,882,046	$0.3%
Repurchase Agreement with State Street Corp. dated 8-31-17 at 0.000% to be repurchased at $853,046 on 9-1-17, collateralized by $868,200 U.S. Treasury Notes, 1.500% due 8-31-18 (valued at $870,201, including interest)				853,046	853,046	0.1%
Repurchase Agreement with State Street Corp. dated 8-31-17 at 0.340% to be repurchased at $2,029,019 on 9-1-17, collateralized by $1,005,000 U.S. Treasury Inflation Indexed Bonds, 3.875% due 4-15-29 (valued at $2,069,705, including interest)				2,029,000	2,029,000	0.2%
Total investments (Cost $891,434,762) 103.0%					$934,456,286	103.0%
Other assets and liabilities, net (3.0%)					(27,114,085)	(3.0)%
Total net assets 100.0%					$907,342,201	100.0%
	Rate (%)	Maturity date		Par value^	Value	% of Net Assets
Sale commitments outstanding (2.6)%					($23,316,316)
(Proceeds received $23,174,132)
U.S. Government Agency (2.6)%					(23,316,316)	(2.6)%
Federal National Mortgage Association (C)	4.000		TBA	(2,985,000)	(3,153,732)	(0.3)%
Federal National Mortgage Association (C)	2.500		TBA	(1,840,000)	(1,865,704)	(0.2)%
Federal National Mortgage Association (C)	2.500		TBA	(2,185,000)	(2,140,834)	(0.2)%
Federal National Mortgage Association (C)	3.000		TBA	(7,135,000)	(7,216,793)	(0.8)%
Federal National Mortgage Association (C)	3.500		TBA	(3,055,000)	(3,165,205)	(0.3)%
Government National Mortgage Association (C)	3.000		TBA	(5,115,000)	(5,220,776)	(0.6)%
Government National Mortgage Association (C)	4.500		TBA	(520,000)	(553,272)	(0.1)%

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
ARS	Argentine Peso
BRL	Brazilian Real
COP	Colombian Peso
EUR	Euro
GBP	Pound Sterling
IDR	Indonesian Rupiah
ILS	Israeli New Shekels
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       34

MYR	Malaysian Ringgit
PLN	Polish Zloty
RON	Romanian New Leu
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
ZAR	South African Rand
Security Abbreviations and Legend
CMT	Constant Maturity Treasury
COFI	11th Federal Home Loan Bank District Cost of Funds Index
CPI	Consumer Price Index
EURIBOR	Euro Interbank Offered Rate
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
IO	Interest Only Security — (Interest Tranche of Stripped Mortgage Pool). Rate shown is the effective yield at period end.
PO	Principal-Only Security - (Principal Tranche of Stripped Security). Rate shown is the annualized yield at the end of the period.
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(C)	Security purchased or sold on a when-issued or delayed delivery basis.
(D)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(I)	Non-income producing security.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $144,684,484 or 16.0% of the fund's net assets as of 8-31-17.
(T)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 8-31-17.
(Z)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       35

DERIVATIVES

FUTURES

Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
2-Year U.S. Treasury Note Futures	63	Long	Dec 2017	$13,626,055	$13,627,688	$1,633
3-Year South Korea Government Bond Futures	56	Long	Sep 2017	$5,433,245	$5,427,173	($6,072)
5-Year U.S. Treasury Note Futures	124	Long	Dec 2017	14,695,168	14,694,000	(1,168)
10-Year Mini Japan Government Bond Futures	15	Long	Sep 2017	2,052,983	2,061,809	8,826
10-Year Ultra U.S. Treasury Bond Futures	2	Long	Dec 2017	272,182	273,062	880
10-Year U.S. Treasury Note Futures	24	Long	Dec 2017	3,046,539	3,047,625	1,086
Euro-BTP Italian Government Bond Futures	5	Long	Sep 2017	803,561	817,482	13,921
Eurodollar Futures	2	Long	Dec 2017	492,729	492,925	196
Euro-OAT Futures	9	Long	Sep 2017	1,596,291	1,615,251	18,960
U.S. Treasury Long Bond Futures	31	Long	Dec 2017	4,820,792	4,838,906	18,114
Ultra U.S. Treasury Bond Futures	11	Long	Dec 2017	1,843,378	1,859,688	16,310
2-Year U.S. Treasury Note Futures	6	Short	Dec 2017	(1,297,631)	(1,297,875)	(244)
5-Year U.S. Treasury Note Futures	22	Short	Dec 2017	(2,606,981)	(2,607,000)	(19)
10-Year Ultra U.S. Treasury Bond Futures	62	Short	Dec 2017	(8,429,194)	(8,464,938)	(35,744)
10-Year U.S. Treasury Note Futures	8	Short	Dec 2017	(1,015,404)	(1,015,875)	(471)
Euro-Buxl Futures	2	Short	Sep 2017	(399,703)	(400,801)	(1,098)
German Euro BOBL Futures	16	Short	Sep 2017	(2,535,582)	(2,535,946)	(364)
German Euro BUND Futures	9	Short	Sep 2017	(1,750,228)	(1,768,676)	(18,448)
U.K. Long Gilt Bond Futures	1	Short	Dec 2017	(164,146)	(164,612)	(466)
U.S. Treasury Long Bond Futures	3	Short	Dec 2017	(466,792)	(468,281)	(1,489)
						$14,343

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

FORWARD FOREIGN CURRENCY CONTRACTS

Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
ARS	20,300,000	USD	1,189,526	BNP Paribas SA	9/8/2017	$$	$(17,945)
ARS	609,000	USD	34,022	BNP Paribas SA	11/14/2017	—	(217)
ARS	12,136,000	USD	669,019	BNP Paribas SA	12/1/2017	—	(1,657)
BRL	4,741,182	USD	1,491,483	Bank of America, N.A.	9/5/2017	14,680	—
BRL	6,914,739	USD	2,188,820	Barclays Bank PLC Wholesale	9/5/2017	7,836	—
BRL	4,401,018	USD	1,380,768	BNP Paribas SA	9/5/2017	17,333	—
BRL	3,458,000	USD	1,095,254	Citibank N.A.	9/5/2017	3,274	—
BRL	14,505,579	USD	4,514,810	Deutsche Bank AG London	9/5/2017	93,279	—
BRL	357,000	USD	107,855	JPMorgan Chase Bank N.A. London	9/5/2017	5,556	—
BRL	1,033,682	USD	313,119	State Street Bank London	9/5/2017	15,258	—
BRL	2,263,224	USD	705,528	Barclays Bank PLC Wholesale	12/4/2017	4,137	—
BRL	1,097,000	USD	340,324	BNP Paribas SA	12/4/2017	3,656	—
BRL	1,097,000	USD	342,256	Citibank N.A.	12/4/2017	1,723	—
BRL	246,000	USD	77,189	State Street Bank London	12/4/2017	—	(52)
CAD	85,000	USD	68,435	Goldman Sachs International	9/22/2017	—	(353)
CAD	1,328,647	USD	1,058,900	HSBC Bank USA	9/22/2017	5,305	—

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       36

FORWARD FOREIGN CURRENCY CONTRACTS (continued)

Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
CAD	1,885,414	USD	1,486,063	JPMorgan Chase Bank N.A. London	9/22/2017	24,096	—
CAD	146,267	USD	115,948	State Street Bank London	9/22/2017	1,208	—
CHF	928,000	USD	964,024	Bank of America, N.A.	11/17/2017	8,244	—
CHF	161,000	USD	167,730	State Street Bank London	11/17/2017	950	—
CNH	2,461,000	USD	366,537	HSBC Bank USA	11/10/2017	5,402	—
COP	1,079,877,000	USD	355,456	Barclays Bank PLC Wholesale	9/8/2017	10,520	—
COP	3,651,403,886	USD	1,245,575	Citibank N.A.	9/8/2017	—	(8,093)
COP	83,451,000	USD	28,266	JPMorgan Chase Bank N.A. London	9/8/2017	16	—
COP	1,034,755,105	USD	337,008	State Street Bank London	9/8/2017	13,677	—
COP	3,817,648,990	USD	1,285,404	BNP Paribas SA	12/1/2017	—	(4,803)
COP	82,082,000	USD	27,527	State Street Bank London	12/1/2017	7	—
CZK	12,850,000	USD	567,510	State Street Bank London	10/13/2017	20,299	—
CZK	9,635,000	USD	404,695	Bank of America, N.A.	10/27/2017	36,452	—
CZK	9,154,096	USD	412,317	Deutsche Bank AG London	10/27/2017	6,811	—
CZK	4,218,000	USD	183,898	HSBC Bank USA	10/27/2017	9,227	—
CZK	3,885,000	USD	165,209	JPMorgan Chase Bank N.A. London	10/27/2017	12,668	—
CZK	5,192,000	USD	228,689	State Street Bank London	10/27/2017	9,031	—
CZK	2,675,000	USD	120,939	HSBC Bank USA	11/10/2017	1,650	—
CZK	10,204,000	USD	417,388	Bank of America, N.A.	1/23/2018	52,964	—
CZK	8,904,000	USD	363,595	Citibank N.A.	1/23/2018	46,835	—
CZK	625,000	USD	25,511	HSBC Bank USA	1/23/2018	3,299	—
CZK	540,000	USD	22,564	JPMorgan Chase Bank N.A. London	1/23/2018	2,327	—
EUR	266,000	USD	310,237	Bank of America, N.A.	10/27/2017	7,299	—
EUR	39,000	USD	46,005	BNP Paribas SA	10/27/2017	551	—
EUR	58,000	USD	67,458	State Street Bank London	10/27/2017	1,779	—
EUR	422,896	USD	501,676	Bank of America, N.A.	11/17/2017	3,706	—
EUR	1,514,000	USD	1,785,558	Barclays Bank PLC Wholesale	11/17/2017	23,747	—
EUR	1,803,837	USD	2,131,776	HSBC Bank USA	11/17/2017	23,900	—
EUR	148,175	USD	175,910	JPMorgan Chase Bank N.A. London	11/17/2017	1,167	—
EUR	101,083	USD	119,232	State Street Bank London	11/17/2017	1,568	—
EUR	29,000	USD	33,640	BNP Paribas SA	1/23/2018	1,149	—
GBP	110,064	USD	143,746	Canadian Imperial Bank of Commerce	10/20/2017	—	(1,204)
GBP	305,495	USD	397,863	Citibank N.A.	10/20/2017	—	(2,225)
GBP	215,621	USD	276,601	State Street Bank London	10/20/2017	2,645	—
GBP	66,119	USD	84,886	State Street Bank London	11/17/2017	817	—
HUF	40,241,339	USD	149,337	Barclays Bank PLC Wholesale	10/13/2017	7,644	—
HUF	432,857,487	USD	1,671,862	Goldman Sachs International	11/10/2017	18,918	—
IDR	2,392,274,850	USD	178,196	Bank of America, N.A.	11/3/2017	162	—
IDR	18,995,544,071	USD	1,411,206	Citibank N.A.	11/3/2017	5,014	—
IDR	958,451,000	USD	71,118	JPMorgan Chase Bank N.A. London	11/3/2017	340	—
IDR	460,286,000	USD	34,306	State Street Bank London	11/3/2017	11	—
ILS	317,967	USD	88,198	Barclays Bank PLC Wholesale	11/10/2017	746	—
ILS	5,014	USD	1,401	Citibank N.A.	11/10/2017	1	—
ILS	9,000	USD	2,522	HSBC Bank USA	11/10/2017	—	(3)
INR	12,508,933	USD	193,667	Citibank N.A.	11/3/2017	652	—

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       37

FORWARD FOREIGN CURRENCY CONTRACTS (continued)

Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
JPY	755,472,625	USD	6,944,573	Citibank N.A.	11/17/2017	—	(49,477)
JPY	34,308,043	USD	315,832	Goldman Sachs International	11/17/2017	—	(2,707)
JPY	377,170,000	USD	3,464,709	HSBC Bank USA	11/17/2017	—	(22,329)
KRW	376,411,000	USD	334,736	Citibank N.A.	9/8/2017	—	(911)
MXN	662,000	USD	36,712	BNP Paribas SA	9/15/2017	254	—
MXN	6,164,503	USD	345,923	Citibank N.A.	9/15/2017	—	(1,692)
MXN	3,237,120	USD	179,047	Goldman Sachs International	9/15/2017	1,717	—
MXN	10,696,957	USD	596,522	HSBC Bank USA	9/15/2017	803	—
MXN	601,000	USD	32,637	JPMorgan Chase Bank N.A. London	9/15/2017	923	—
MXN	8,179,331	USD	457,873	State Street Bank London	9/15/2017	—	(1,133)
MXN	1,653,000	USD	91,551	BNP Paribas SA	10/13/2017	339	—
MYR	750,000	USD	175,459	Barclays Bank PLC Wholesale	9/8/2017	142	—
MYR	403,430	USD	93,865	Citibank N.A.	9/8/2017	592	—
MYR	3,406,156	USD	795,541	Goldman Sachs International	9/8/2017	1,960	—
MYR	466,000	USD	109,146	HSBC Bank USA	9/8/2017	—	(40)
MYR	750,575	USD	175,902	JPMorgan Chase Bank N.A. London	9/8/2017	—	(167)
MYR	233,764	USD	54,530	Deutsche Bank AG London	10/10/2017	133	—
MYR	403,256	USD	93,890	HSBC Bank USA	10/10/2017	406	—
MYR	1,409,163	USD	328,133	BNP Paribas SA	12/8/2017	645	—
MYR	704,000	USD	163,816	HSBC Bank USA	12/8/2017	437	—
NZD	235,000	USD	170,793	BNP Paribas SA	11/17/2017	—	(2,294)
NZD	288,000	USD	210,125	HSBC Bank USA	11/17/2017	—	(3,624)
PEN	2,634,000	USD	796,854	BNP Paribas SA	9/8/2017	16,009	—
PEN	99,000	USD	30,546	Deutsche Bank AG London	9/8/2017	6	—
PEN	90,000	USD	27,306	JPMorgan Chase Bank N.A. London	9/8/2017	469	—
PEN	522,000	USD	160,615	State Street Bank London	9/8/2017	476	—
PEN	2,675,000	USD	820,678	Deutsche Bank AG London	12/1/2017	191	—
PHP	2,848,000	USD	56,052	Barclays Bank PLC Wholesale	10/6/2017	—	(486)
PLN	87,398	USD	24,010	Bank of America, N.A.	11/10/2017	497	—
PLN	29,000	USD	7,971	State Street Bank London	11/10/2017	161	—
RON	335,482	USD	86,421	Bank of America, N.A.	10/13/2017	562	—
RON	822,098	USD	205,422	Barclays Bank PLC Wholesale	10/13/2017	7,730	—
RON	1,518,755	USD	391,681	Deutsche Bank AG London	10/13/2017	2,097	—
RON	1,236,399	USD	309,927	JPMorgan Chase Bank N.A. London	10/13/2017	10,644	—
RON	149,000	USD	38,650	State Street Bank London	10/13/2017	—	(18)
RUB	97,081,616	USD	1,598,629	State Street Bank London	10/13/2017	63,141	—
SEK	919,494	USD	114,131	BNP Paribas SA	10/20/2017	1,883	—
SEK	5,223	USD	647	State Street Bank London	10/20/2017	12	—
SGD	521,000	USD	382,480	JPMorgan Chase Bank N.A. London	10/13/2017	1,852	—
SGD	54,000	USD	39,742	BNP Paribas SA	11/10/2017	107	—
THB	1,320,371	USD	39,764	BNP Paribas SA	11/3/2017	17	—
THB	3,670,628	USD	110,539	Citibank N.A.	11/3/2017	51	—
THB	735,277	USD	22,137	JPMorgan Chase Bank N.A. London	11/3/2017	16	—
THB	911,000	USD	27,440	State Street Bank London	11/3/2017	7	—
TRY	1,039,000	USD	300,911	Bank of America, N.A.	9/5/2017	—	(409)
TRY	1,569,000	USD	447,667	Barclays Bank PLC Wholesale	9/5/2017	6,122	—

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       38

FORWARD FOREIGN CURRENCY CONTRACTS (continued)

Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
TRY	113,000	USD	31,746	BNP Paribas SA	9/5/2017	937	—
TRY	1,605,000	USD	447,859	Deutsche Bank AG London	9/5/2017	16,343	—
TRY	4,749,761	USD	1,316,856	HSBC Bank USA	9/5/2017	56,880	—
TRY	135,000	USD	38,485	JPMorgan Chase Bank N.A. London	9/5/2017	560	—
TRY	893,373	USD	248,759	State Street Bank London	9/5/2017	9,624	—
TRY	1,637,612	USD	462,152	Bank of America, N.A.	12/8/2017	—	(976)
TRY	1,638,000	USD	461,383	Barclays Bank PLC Wholesale	12/8/2017	—	(98)
TRY	1,638,000	USD	461,708	HSBC Bank USA	12/8/2017	—	(423)
TWD	1,600,000	USD	53,153	Citibank N.A.	11/3/2017	—	(5)
USD	1,112,257	ARS	19,594,000	BNP Paribas SA	9/8/2017	—	(18,579)
USD	39,049	ARS	706,000	Citibank N.A.	9/8/2017	—	(1,697)
USD	416,220	AUD	525,596	Canadian Imperial Bank of Commerce	10/20/2017	—	(1,372)
USD	2,091,165	AUD	2,643,296	Bank of America, N.A.	11/17/2017	—	(8,211)
USD	1,432,350	BRL	4,741,182	Bank of America, N.A.	9/5/2017	—	(73,816)
USD	2,193,294	BRL	6,914,739	Barclays Bank PLC Wholesale	9/5/2017	—	(3,360)
USD	1,394,812	BRL	4,401,018	BNP Paribas SA	9/5/2017	—	(3,291)
USD	1,097,146	BRL	3,458,000	Citibank N.A.	9/5/2017	—	(1,381)
USD	4,446,510	BRL	14,505,579	Deutsche Bank AG London	9/5/2017	—	(161,582)
USD	113,438	BRL	357,000	JPMorgan Chase Bank N.A. London	9/5/2017	27	—
USD	248,500	BRL	783,000	State Street Bank London	9/5/2017	—	(241)
USD	1,533,853	BRL	4,920,197	Barclays Bank PLC Wholesale	12/4/2017	—	(8,943)
USD	1,017,432	BRL	3,270,489	BNP Paribas SA	12/4/2017	—	(8,075)
USD	736,616	BRL	2,361,000	Citibank N.A.	12/4/2017	—	(3,709)
USD	186,523	BRL	599,000	Deutsche Bank AG London	12/4/2017	—	(1,302)
USD	220,475	CAD	278,000	BNP Paribas SA	9/22/2017	—	(2,194)
USD	829,813	CAD	1,100,245	Canadian Imperial Bank of Commerce	9/22/2017	—	(51,449)
USD	190,736	CAD	253,000	HSBC Bank USA	9/22/2017	—	(11,910)
USD	383,960	CAD	482,000	JPMorgan Chase Bank N.A. London	9/22/2017	—	(2,107)
USD	167,250	CHF	161,000	Bank of America, N.A.	11/17/2017	—	(1,430)
USD	192,465	CLP	124,717,059	BNP Paribas SA	11/3/2017	—	(6,700)
USD	1,047,560	CLP	680,531,822	Deutsche Bank AG London	11/3/2017	—	(39,203)
USD	16,946	CLP	10,664,000	State Street Bank London	11/3/2017	—	(84)
USD	1,482,370	COP	4,371,865,990	BNP Paribas SA	9/8/2017	719	—
USD	448,026	COP	1,365,251,000	Deutsche Bank AG London	9/8/2017	—	(14,665)
USD	37,193	COP	112,285,000	State Street Bank London	9/8/2017	—	(861)
USD	105,484	CZK	2,340,000	BNP Paribas SA	10/13/2017	—	(1,557)
USD	185,755	CZK	4,066,000	Citibank N.A.	10/27/2017	—	(410)
USD	38,762	CZK	853,000	BNP Paribas SA	1/23/2018	—	(557)
USD	25,778	CZK	582,000	State Street Bank London	1/23/2018	—	(1,049)
USD	22,181	DKK	139,000	BNP Paribas SA	11/10/2017	—	(151)
USD	259,701	DKK	1,634,535	HSBC Bank USA	11/10/2017	—	(2,910)
USD	228,741	EUR	210,000	Bank of America, N.A.	10/27/2017	—	(21,946)
USD	21,848	EUR	20,000	Barclays Bank PLC Wholesale	10/27/2017	—	(2,027)
USD	566,544	EUR	501,000	Deutsche Bank AG London	10/27/2017	—	(31,523)

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       39

FORWARD FOREIGN CURRENCY CONTRACTS (continued)

Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	571,460	EUR	510,000	JPMorgan Chase Bank N.A. London	10/27/2017	—	(37,350)
USD	23,634	EUR	21,000	State Street Bank London	10/27/2017	—	(1,435)
USD	40,141	EUR	34,000	Bank of America, N.A.	11/17/2017	—	(491)
USD	1,368,064	EUR	1,160,000	Barclays Bank PLC Wholesale	11/17/2017	—	(18,195)
USD	686,115	EUR	578,000	BNP Paribas SA	11/17/2017	—	(4,624)
USD	872,449	EUR	730,000	Citibank N.A.	11/17/2017	62	—
USD	822,139	EUR	691,000	Deutsche Bank AG London	11/17/2017	—	(3,641)
USD	1,409,082	EUR	1,194,887	HSBC Bank USA	11/17/2017	—	(18,868)
USD	431,559	EUR	395,000	Bank of America, N.A.	1/23/2018	—	(42,296)
USD	26,039	EUR	22,000	Barclays Bank PLC Wholesale	1/23/2018	—	(353)
USD	376,400	EUR	346,000	Citibank N.A.	1/23/2018	—	(38,672)
USD	25,625	EUR	23,000	UBS AG London	1/23/2018	—	(1,967)
USD	1,848,572	GBP	1,411,000	Bank of America, N.A.	10/20/2017	21,221	—
USD	132,270	GBP	101,000	State Street Bank London	10/20/2017	1,468	—
USD	516,290	GBP	398,852	Bank of America, N.A.	11/17/2017	—	(701)
USD	124,514	GBP	97,000	BNP Paribas SA	11/17/2017	—	(1,217)
USD	42,615	GBP	33,000	State Street Bank London	11/17/2017	—	(159)
USD	188,279	HUF	47,612,000	Citibank N.A.	11/10/2017	2,303	—
USD	160,799	HUF	41,632,000	Goldman Sachs International	11/10/2017	—	(1,820)
USD	34,631	HUF	8,879,000	State Street Bank London	11/10/2017	—	(51)
USD	25,548	IDR	343,282,000	Barclays Bank PLC Wholesale	11/3/2017	—	(46)
USD	871,877	IDR	11,744,459,441	Citibank N.A.	11/3/2017	—	(3,736)
USD	588,963	ILS	2,107,306	Citibank N.A.	11/10/2017	—	(506)
USD	1,157,701	ILS	4,134,000	HSBC Bank USA	11/10/2017	1,312	—
USD	1,179,424	INR	75,719,000	Bank of America, N.A.	11/3/2017	3,177	—
USD	2,395,403	INR	153,732,208	BNP Paribas SA	11/3/2017	7,271	—
USD	274,297	INR	17,698,000	Citibank N.A.	11/3/2017	—	(631)
USD	859,739	JPY	94,162,000	Barclays Bank PLC Wholesale	11/17/2017	336	—
USD	476,777	JPY	51,757,000	BNP Paribas SA	11/17/2017	4,398	—
USD	386,961	JPY	42,650,000	Goldman Sachs International	11/17/2017	—	(2,300)
USD	329,535	KRW	376,411,000	Citibank N.A.	9/8/2017	—	(4,290)
USD	1,715,617	KRW	1,949,686,600	Bank of America, N.A.	10/20/2017	—	(14,108)
USD	37,855	KRW	42,899,000	Citibank N.A.	10/20/2017	—	(204)
USD	23,889	KRW	26,911,000	Goldman Sachs International	10/20/2017	14	—
USD	319,825	KRW	359,355,000	Citibank N.A.	12/8/2017	833	—
USD	557,220	MXN	10,015,872	BNP Paribas SA	9/15/2017	—	(2,073)
USD	1,570,921	MXN	28,885,932	Goldman Sachs International	9/15/2017	—	(42,091)
USD	282,039	MXN	5,131,680	HSBC Bank USA	9/15/2017	—	(4,518)
USD	148,110	MXN	2,700,000	State Street Bank London	9/15/2017	—	(2,659)
USD	427,149	MXN	7,832,000	Bank of America, N.A.	10/13/2017	—	(8,230)
USD	748,252	MXN	13,503,711	BNP Paribas SA	10/13/2017	—	(2,418)
USD	424,947	MXN	7,832,000	HSBC Bank USA	10/13/2017	—	(10,432)
USD	443,506	MXN	8,090,000	JPMorgan Chase Bank N.A. London	10/13/2017	—	(6,216)
USD	64,457	MXN	1,162,524	State Street Bank London	10/13/2017	—	(168)
USD	164,698	MYR	704,000	Barclays Bank PLC Wholesale	9/8/2017	—	(133)
USD	25,677	MYR	110,000	BNP Paribas SA	9/8/2017	—	(78)

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       40

FORWARD FOREIGN CURRENCY CONTRACTS (continued)

Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	110,345	MYR	477,000	Citibank N.A.	9/8/2017	—	(1,337)
USD	799,705	MYR	3,424,163	Goldman Sachs International	9/8/2017	—	(2,010)
USD	82,783	MYR	356,000	HSBC Bank USA	9/8/2017	—	(569)
USD	165,221	MYR	704,998	JPMorgan Chase Bank N.A. London	9/8/2017	157	—
USD	598,874	MYR	2,574,395	BNP Paribas SA	10/10/2017	—	(3,114)
USD	212,764	MYR	918,000	Deutsche Bank AG London	10/10/2017	—	(1,898)
USD	771,615	MYR	3,317,000	HSBC Bank USA	10/10/2017	—	(4,021)
USD	328,094	MYR	1,408,998	BNP Paribas SA	12/8/2017	—	(645)
USD	319,231	MYR	1,369,858	HSBC Bank USA	12/8/2017	—	(377)
USD	550,118	NZD	754,000	HSBC Bank USA	11/17/2017	9,487	—
USD	154,769	PEN	503,000	BNP Paribas SA	9/8/2017	—	(459)
USD	825,363	PEN	2,675,000	Deutsche Bank AG London	9/8/2017	—	(153)
USD	20,907	PEN	68,000	State Street Bank London	9/8/2017	—	(78)
USD	144,302	PHP	7,332,000	Barclays Bank PLC Wholesale	10/6/2017	1,252	—
USD	151,452	PLN	566,000	BNP Paribas SA	10/13/2017	—	(7,242)
USD	151,642	PLN	565,500	Deutsche Bank AG London	10/13/2017	—	(6,912)
USD	24,367	PLN	88,000	Goldman Sachs International	10/13/2017	—	(306)
USD	492,960	PLN	1,794,500	Bank of America, N.A.	11/10/2017	—	(10,215)
USD	124,567	PLN	453,000	Citibank N.A.	11/10/2017	—	(2,454)
USD	175,304	PLN	626,000	Goldman Sachs International	11/10/2017	—	(226)
USD	41,778	PLN	152,000	State Street Bank London	11/10/2017	—	(843)
USD	778,305	RON	3,134,547	Bank of America, N.A.	10/13/2017	—	(34,411)
USD	30,143	RON	117,000	BNP Paribas SA	10/13/2017	—	(192)
USD	781,702	RON	3,134,547	Deutsche Bank AG London	10/13/2017	—	(31,015)
USD	1,560,864	RON	6,269,094	JPMorgan Chase Bank N.A. London	10/13/2017	—	(64,569)
USD	2,002,907	RUB	123,111,107	State Street Bank London	10/13/2017	—	(104,417)
USD	661,007	SEK	5,475,000	Bank of America, N.A.	10/20/2017	—	(29,783)
USD	661,537	SEK	5,475,546	Barclays Bank PLC Wholesale	10/20/2017	—	(29,321)
USD	28,087	SEK	229,000	BNP Paribas SA	10/20/2017	—	(806)
USD	376,495	SGD	521,000	Citibank N.A.	10/13/2017	—	(7,838)
USD	2,127,570	SGD	2,895,411	Citibank N.A.	11/10/2017	—	(9,076)
USD	128,640	THB	4,273,000	Citibank N.A.	11/3/2017	—	(99)
USD	22,110	THB	735,277	HSBC Bank USA	11/3/2017	—	(43)
USD	308,063	THB	10,232,370	JPMorgan Chase Bank N.A. London	11/3/2017	—	(222)
USD	612,664	TRY	2,135,428	Bank of America, N.A.	9/5/2017	—	(4,950)
USD	475,956	TRY	1,645,000	Barclays Bank PLC Wholesale	9/5/2017	186	—
USD	152,828	TRY	544,000	BNP Paribas SA	9/5/2017	—	(4,509)
USD	1,417,588	TRY	5,080,126	HSBC Bank USA	9/5/2017	—	(51,699)
USD	91,935	TRY	335,579	JPMorgan Chase Bank N.A. London	9/5/2017	—	(5,122)
USD	101,478	TRY	364,000	State Street Bank London	9/5/2017	—	(3,799)
USD	279,107	TRY	989,000	Bank of America, N.A.	12/8/2017	590	—
USD	531,941	TRY	1,888,496	Barclays Bank PLC Wholesale	12/8/2017	113	—
USD	278,772	TRY	989,000	HSBC Bank USA	12/8/2017	255	—
USD	69,078	TRY	245,000	State Street Bank London	12/8/2017	82	—
USD	1,627,693	TWD	48,948,000	BNP Paribas SA	11/3/2017	1,776	—
USD	163,184	ZAR	2,222,000	BNP Paribas SA	10/10/2017	—	(6,659)

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       41

FORWARD FOREIGN CURRENCY CONTRACTS (continued)

Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	788,529	ZAR	10,624,905	Bank of America, N.A.	11/10/2017	—	(19,757)
USD	199,922	ZAR	2,629,000	Barclays Bank PLC Wholesale	11/10/2017	—	(78)
ZAR	2,222,000	USD	167,411	Barclays Bank PLC Wholesale	10/10/2017	2,432	—
ZAR	5,517,044	USD	409,193	Bank of America, N.A.	11/10/2017	10,514	—
						$814,266	($1,339,534)

WRITTEN OPTIONS

Foreign currency options

Description	Counterparty (OTC)		Exercise price	Expiration date	Notional amount*	Premium	Value
Calls
Euro versus U.S. Dollar	Citi Bank N.A.	USD	1.23	Sep 2017	1,750,000	3,050	(653)
Euro versus U.S. Dollar	Citi Bank N.A.	USD	1.24	Sep 2017	1,750,000	2,412	(368)
						$5,462	($1,021)

* For this type of option, notional amounts are equivalent to number of contracts.

Credit default swaptions

Description	Counterparty	Index	Buy/ sell protection	Exercise rate	Expiration date		Notional amount*	Premium	Value
Calls
5-Year Credit Default Swap	Goldman Sachs + Co.	CDX.NA. IG.28	Sell	0.55%	Dec 2017	USD	10,000,000	$5,749	($9,875)
								$5,749	($9,875)
Puts
5-Year Credit Default Swap	Goldman Sachs + Co.	CDX.NA. IG.28	Buy	0.80%	Dec 2017	USD	10,000,000	$13,000	($7,967)
5-Year Credit Default Swap	Goldman Sachs + Co.	CDX.NA. HY.28	Buy	1.01%	Oct 2017	USD	1,250,000	3,063	(1,187)
								$16,063	($9,154)
								$21,812	($19,029)

* For this type of option, notional amounts are equivalent to number of contracts.

SWAPS

Interest rate swaps

Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Bank of New York	15,000,000	HKD	Fixed 1.515%	HKD- HIBOR- HKAB	Semi- Annual	Semi- Annual	Dec 2020	—	($12,160)	($12,160)
Citi Bank N.A.	1,100,000	HKD	Fixed 1.335%	HKD- HIBOR- HKAB	Quarterly	Quarterly	Apr 2021	—	285	285

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       42

Interest rate swaps (continued)

Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Citi Bank N.A.	2,300,000	HKD	Fixed 1.12%	HKD- HIBOR- HKAB	Quarterly	Quarterly	Aug 2021	—	$3,723	$3,723
Citi Bank N.A.	1,680,000	HKD	Fixed 1.82%	HKD- HIBOR- HKAB	Quarterly	Quarterly	Dec 2021	—	(3,577)	(3,577)
Goldman Sachs and Co	1,270,000	BRL	BRL- CDI	Fixed 10.48%	At maturity	At maturity	Jan 2020	—	12,330	12,330
Goldman Sachs and Co	200,000	BRL	BRL- CDI	Fixed 9.805%	At maturity	At maturity	Jul 2020	—	1,088	1,088
Goldman Sachs and Co	210,000	BRL	BRL- CDI	Fixed 9.61%	At maturity	At maturity	Jul 2020	—	917	917
Goldman Sachs and Co	1,350,000	BRL	Fixed 9.94%	BRL- CDI	At maturity	At maturity	Jul 2021	—	(6,651)	(6,651)
Goldman Sachs and Co	1,700,000	BRL	BRL- CDI	Fixed 10.925%	At maturity	At maturity	Jul 2020	—	23,117	23,117
Goldman Sachs and Co	550,000	BRL	BRL- CDI	Fixed 10.21%	At maturity	At maturity	Jul 2021	—	3,995	3,995
Goldman Sachs and Co	1,450,000	BRL	BRL- CDI	Fixed 9.53%	At maturity	At maturity	Jan 2022	—	1,140	1,140
JP Morgan Chase Bank. N.A	1,050,000	HKD	Fixed 2.01%	HKD- HIBOR- HKAB	Quarterly	Quarterly	Apr 2022	—	(3,168)	(3,168)
JP Morgan Chase Bank. N.A	550,000	HKD	Fixed 1.6625%	HKD- HIBOR- HKAB	Quarterly	Quarterly	Aug 2022	—	(449)	(449)
Merrill Lynch	2,800,000	HKD	Fixed 1.82%	HKD- HIBOR- HKAB	Quarterly	Quarterly	May 2022	—	(4,950)	(4,950)
Merrill Lynch	720,000	HKD	Fixed 1.765%	HKD- HIBOR- HKAB	Quarterly	Quarterly	May 2022	—	(1,012)	(1,012)
Merrill Lynch	8,750,000	HKD	Fixed 1.64%	HKD- HIBOR- HKAB	Quarterly	Quarterly	Jun 2022	—	(7,159)	(7,159)
								—	$7,469	$7,469
Centrally cleared	780,000	USD	Fixed 2.669%	USD- LIBOR- BBA	Semi- Annual	Quarterly	Dec 2046	—	($47,593)	($47,593)
Centrally cleared	76,600,000	HUF	Fixed 2.709%	HUF- BUBOR- Reuters	Annual	Semi- Annual	Feb 2027	—	(19,934)	(19,934)
Centrally cleared	43,400,000	HUF	Fixed 2.7164%	HUF- BUBOR- Reuters	Annual	Semi- Annual	Feb 2027	—	(11,428)	(11,428)

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       43

Interest rate swaps (continued)

Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	19,000,000	CZK	Fixed ..94%	CZK- PRIBOR- PRBO	Annual	Semi- Annual	Mar 2022	—	$3,808	$3,808
Centrally cleared	3,100,000	CZK	Fixed 0.73%	CZK- PRIBOR- PRBO	Annual	Semi- Annual	Apr 2022	—	2,226	2,226
Centrally cleared	2,285,000	USD	Fixed 2.01%	USD- LIBOR- BBA	Semi- Annual	Quarterly	May 2022	—	38,456	38,456
Centrally cleared	360,000	USD	Fixed 2.481%	USD- LIBOR- BBA	Semi- Annual	Quarterly	Jun 2047	—	(6,685)	(6,685)
Centrally cleared	35,000,000	INR	Fixed 6.13%	INR- MIFOR	Semi- Annual	Semi- Annual	Jul 2021	—	(486)	(486)
								—	($41,636)	($41,636)
								—	($34,167)	($34,167)

Credit default swaps - buyer

Counterparty (OTC)/ Centrally cleared	Reference obligation	Notional amount	Currency	USD notional amount	Pay fixed rate	Fixed rate payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Barclays Bank	Republic of South Africa	250,000	USD	$250,000	-1.000%	Quarterly	Jun 2022	$10,339	$(3,076)	$7,263
Citi Bank N.A.	Republic of Turkey	280,000	USD	280,000	-1.000%	Quarterly	Dec 2021	19,742	(15,251)	4,491
Citi Bank N.A.	iTraxx Europe Series 26 Version 1	2,500,000	EUR	2,692,750	-1.000%	Quarterly	Dec 2021	(30,352)	(41,756)	(72,108)
Citi Bank N.A.	iTraxx Europe Crossover Series 26 Version 1	700,000	EUR	743,015	-5.000%	Quarterly	Dec 2021	(57,406)	(49,452)	(106,858)
Citi Bank N.A.	Republic of Korea	370,000	USD	370,000	-1.000%	Quarterly	Jun 2022	(8,023)	527	(7,496)
Citi Bank N.A.	CenturyLink, Inc.	20,000	USD	20,000	-1.000%	Quarterly	Jun 2022	2,244	(83)	2,161
Deutsche Bank	iTraxx Europe Crossover Series 26 Version 1	500,000	EUR	537,250	-5.000%	Quarterly	Dec 2021	(44,024)	(32,303)	(76,327)
Deutsche Bank	iTraxx Europe Crossover Series 26 Version 1	700,000	EUR	752,570	-5.000%	Quarterly	Dec 2021	(59,043)	(47,815)	(106,858)
Goldman Sachs and Co	CDX.EM. 27	2,300,000	USD	2,300,000	-1.000%	Quarterly	Jun 2022	116,102	(39,691)	76,411
Goldman Sachs and Co	CDX.EM. 27	370,000	USD	370,000	-1.000%	Quarterly	Jun 2022	18,124	(5,832)	12,292

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       44

Credit default swaps - buyer (continued)

Counterparty (OTC)/ Centrally cleared	Reference obligation	Notional amount	Currency	USD notional amount	Pay fixed rate	Fixed rate payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Goldman Sachs and Co	Uniti Group Inc.	205,000	USD	$205,000	-5.000%	Quarterly	Jun 2022	($12,467)	15,992	$3,525
Goldman Sachs and Co	Argentine Republic	190,000	USD	190,000	-5.000%	Quarterly	Jun 2022	(12,014)	(7,154)	(19,168)
Goldman Sachs and Co	CDX.EM. 27	700,000	USD	700,000	-1.000%	Quarterly	Jun 2022	28,771	(5,516)	23,255
Goldman Sachs and Co	CenturyLink, Inc.	30,000	USD	30,000	-1.000%	Quarterly	Jun 2022	3,384	(143)	3,241
JP Morgan Chase Bank, N.A.	CDX.EM. 27	400,000	USD	400,000	-1.000%	Quarterly	Jun 2022	20,139	(6,850)	13,289
JP Morgan Chase Bank, N.A.	CDX.EM. 27	2,200,000	USD	2,200,000	-1.000%	Quarterly	Jun 2022	109,937	(36,848)	73,089
JP Morgan Chase Bank, N.A.	Federative Republic of Brazil	550,000	USD	550,000	-1.000%	Quarterly	Jun 2022	35,898	(14,040)	21,858
JP Morgan Chase Bank, N.A.	Argentine Republic	190,000	USD	190,000	-5.000%	Quarterly	Jun 2022	(13,802)	(5,366)	(19,168)
Merrill Lynch and Co Inc	Republic of Turkey	800,000	USD	800,000	-1.000%	Quarterly	Dec 2021	51,415	(38,584)	12,831
Merrill Lynch and Co Inc	CDX.EM. 27	253,000	USD	253,000	-1.000%	Quarterly	Jun 2022	12,157	(3,752)	8,405
Merrill Lynch and Co Inc	CDX.EM. 27	50,000	USD	50,000	-1.000%	Quarterly	Jun 2022	2,215	(554)	1,661
Merrill Lynch and Co Inc	CDX.EM. 27	200,000	USD	200,000	-1.000%	Quarterly	Jun 2022	8,465	(1,821)	6,644
				$14,083,585				$201,801	($339,368)	($137,567)
Centrally cleared	iTraxx Europe Series 27 Version 1	225,000	EUR	240,278	-1.000%	Quarterly	Jun 2022	(2,833)	(3,459)	(6,292)
Centrally cleared	iTraxx Europe Crossover Series 27 Version 1	125,000	EUR	133,488	-5.000%	Quarterly	Jun 2022	(12,054)	(6,819)	(18,873)
Centrally cleared	CDX.NA. HY.28	537,500	USD	537,500	-5.000%	Quarterly	Jun 2022	(33,844)	(10,843)	(44,687)
Centrally cleared	CDX.NA. HY.28	537,500	USD	537,500	-5.000%	Quarterly	Jun 2022	(33,781)	(10,906)	(44,687)
Centrally cleared	CDX.NA. HY.28	537,500	USD	537,500	-5.000%	Quarterly	Jun 2022	(33,874)	(10,813)	(44,687)
Centrally cleared	CDX.NA. HY.28	537,500	USD	537,500	-5.000%	Quarterly	Jun 2022	(33,879)	(10,808)	(44,687)
Centrally cleared	iTraxx Europe Series 27 Version 1	90,000	EUR	98,865	-1.000%	Quarterly	Jun 2022	(1,680)	(837)	(2,517)

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       45

Credit default swaps - buyer (continued)

Counterparty (OTC)/ Centrally cleared	Reference obligation	Notional amount	Currency	USD notional amount	Pay fixed rate	Fixed rate payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	iTraxx Europe Crossover Series 27 Version 1	80,000	EUR	$87,880	-5.000%	Quarterly	Jun 2022	($9,423)	(2,656)	($12,079)
Centrally cleared	CDX.NA. HY.28	670,000	USD	670,000	-5.000%	Quarterly	Jun 2022	(42,992)	(12,711)	(55,703)
Centrally cleared	CDX.NA. HY.28	600,000	USD	600,000	-5.000%	Quarterly	Jun 2022	(44,222)	(5,661)	(49,883)
				$3,980,511				($248,582)	($75,513)	($324,095)
				$18,064,096				($46,781)	($414,881)	($461,662)

Credits default swaps - seller

Counterparty (OTC)/ Centrally cleared	Reference obligation	Implied credit spread	Notional amount	Currency	USD notional amount	Receive fixed rate	Fixed rate payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
JP Morgan Chase Bank, N.A.	Humana Inc	0.126%	180,000	USD	$180,000	1.000%	Quarterly	Dec 2018	$290	$2,128	$2,418
					$180,000				$290	$2,128	$2,418

Derivatives currency abbreviations

ARS	Argentine Peso	JPY	Japanese Yen
AUD	Australian Dollar	KRW	Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	MYR	Malaysian Ringgit
CHF	Swiss Franc	NZD	New Zealand Dollar
CLP	Chilean Peso	PEN	Peruvian Nuevo Sol
CNH	Chinese Yuan Renminbi	PHP	Philippine Peso
COP	Colombian Peso	PLN	Polish Zloty
CZK	Czech Republic Koruna	RON	Romanian New Leu
DKK	Danish Krone	RUB	Russian Ruble
EUR	Euro	SEK	Swedish Krona
GBP	Pound Sterling	SGD	Singapore Dollar
HKD	Hong Kong Dollar	THB	Thai Baht
HUF	Hungarian Forint	TRY	Turkish Lira
IDR	Indonesian Rupiah	TWD	Taiwan New Dollar
ILS	Israeli New Shekels	USD	U.S. Dollar
INR	Indian Rupee	ZAR	South Africa Rand

Derivatives abbreviations

BBA	The British Bankers' Association	LIBOR	London Interbank Offered Rate
BUBOR	Budapest Interbank Offered Rate	MIFOR	Mumbai Interbank Forward Offer Rate
CDI	Brazil Interbank Deposit Rate	PRBO	Czech National Bank

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       46

Derivatives abbreviations (continued)

HIBOR	Hong Kong Interbank Offered Rate	PRIBOR	Prague Interbank Offered Rate
HKAB	Hong Kong Association of Banks

At 8-31-17, the aggregate cost of investments for federal income tax purposes was $895,310,527. Net unrealized appreciation aggregated to $38,121,373, of which $48,606,523 related to gross unrealized appreciation and $10,485,150 related to gross unrealized depreciation.

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       47

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 8-31-17

Assets
Unaffiliated investments, at value (Cost $890,417,631) including $994,322 of securities loaned	$933,439,184
Affiliated investments, at value (Cost $1,017,131)	1,017,102
Cash	87,817
Foreign currency, at value (Cost $1,001,329)	1,007,070
Cash held at broker for futures contracts	40,969
Receivable for investments sold	5,547,715
Receivable for delayed delivery securities sold	45,113,613
Receivable for fund shares sold	148,429
Unrealized appreciation on forward foreign currency contracts	814,266
Dividends and interest receivable	7,247,561
Receivable for securities lending income	1,502
Swap contracts, at value (including net unamortized upfront payment of $426,755)	319,429
Receivable for futures variation margin	24,689
Receivable for centrally cleared swaps	696,420
Receivable due from advisor	139
Other receivables and prepaid expenses	24,464
Total assets	995,530,369
Liabilities
Payable for sale commitments outstanding, at value (proceeds received $23,174,132)	23,316,316
Foreign capital gains tax payable	13,231
Payable for investments purchased	8,299,084
Payable for delayed delivery securities purchased	52,593,593
Unrealized depreciation on forward foreign currency contracts	1,339,534
Payable for fund shares repurchased	998,726
Payable upon return of securities loaned	1,017,444
Written options, at value (premium received $27,274)	20,050
Swap contracts, at value (including net unamortized upfront payment of $224,664)	447,109
Distributions payable	24
Payable to affiliates
Accounting and legal services fees	22,727
Transfer agent fees	3,223
Trustees' fees	355
Other liabilities and accrued expenses	116,752
Total liabilities	88,188,168
Net assets	$907,342,201
Net assets consist of
Paid-in capital	$864,340,577
Undistributed net investment income	13,425
Accumulated net realized gain (loss) on investments, futures contracts, options written, foreign currency transactions and swap agreements	1,079,934
Net unrealized appreciation (depreciation) on investments, futures contracts, options written, translation of assets and liabilities in foreign currencies and swap agreements	41,908,265
Net assets	$907,342,201

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       48

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($27,309,825 ÷ 2,514,627 shares)[1]	$10.86
Class C ($561,439 ÷ 51,694 shares)[1]	$10.86
Class NAV ($879,470,937 ÷ 80,925,241 shares)	$10.87
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$11.31

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       49

STATEMENT OF OPERATIONS   For the year ended 8-31-17

Investment income
Interest	$33,771,688
Dividends	3,336,459
Securities lending	22,554
Less foreign taxes withheld	(98,800)
Total investment income	37,031,901
Expenses
Investment management fees	6,782,586
Distribution and service fees	111,037
Accounting and legal services fees	142,365
Transfer agent fees	42,382
Trustees' fees	16,006
State registration fees	44,815
Printing and postage	44,213
Professional fees	140,414
Custodian fees	185,249
Other	23,067
Total expenses	7,532,134
Less expense reductions	(331,016)
Net expenses	7,201,118
Net investment income	29,830,783
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	14,948,385
Affiliated investments	(483)
Futures contracts	87,915
Forward foreign currency contracts	(1,224,998)
Written options	(61,580)
Swap contracts	(240,719)
13,508,520
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	163,209
Affiliated investments	(29)
Futures contracts	71,224
Forward foreign currency contracts	(288,365)
Written options	7,624
Swap contracts	(417,722)
(464,059)
Net realized and unrealized gain	13,044,461
Increase in net assets from operations	$42,875,244

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       50

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-17	Year ended 8-31-16
Increase (decrease) in net assets
From operations
Net investment income	$29,830,783	$30,152,426
Net realized gain (loss)	13,508,520	(6,417,865)
Change in net unrealized appreciation (depreciation)	(464,059)	51,387,910
Increase in net assets resulting from operations	42,875,244	75,122,471
Distributions to shareholders
From net investment income
Class A	(975,544)	(285,807)
Class C	(12,565)	(10,548)
Class NAV	(28,196,026)	(28,521,134)
From net realized gain
Class A	—	(23,018)
Class C	—	(2,019)
Class NAV	—	(3,601,163)
Total distributions	(29,184,135)	(32,443,689)
From fund share transactions	(49,876,083)	(2,461,308)
Total increase (decrease)	(36,184,974)	40,217,474
Net assets
Beginning of year	943,527,175	903,309,701
End of year	$907,342,201	$943,527,175
Undistributed (accumulated distributions in excess of) net investment income	$13,425	($253,955)

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       51

Financial highlights

Class A Shares Period ended	8-31-17	8-31-16	8-31-15[1]
Per share operating performance
Net asset value, beginning of period	$10.70	$10.21	$10.56
Net investment income[2]	0.31	0.31	0.12
Net realized and unrealized gain (loss) on investments	0.15	0.51	(0.35)
Total from investment operations	0.46	0.82	(0.23)
Less distributions
From net investment income	(0.30)	(0.29)	(0.12)
From net realized gain	—	(0.04)	—
Total distributions	(0.30)	(0.33)	(0.12)
Net asset value, end of period	$10.86	$10.70	$10.21
Total return (%)[3,4]	4.37	8.18	(2.20	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$27	$24	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	1.22	1.18 [7]	1.20	[6]
Expenses including reductions	1.12	1.08 [7]	1.12	[6]
Net investment income	2.88	2.99	2.76	[6]
Portfolio turnover (%)	69	72	76	[8]

1	The inception date for Class A shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.
7	Includes reimbursement for overbilling of custody expenses in prior years of 0.04%.
8	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       52

Class C Shares Period ended	8-31-17	8-31-16	8-31-15[1]
Per share operating performance
Net asset value, beginning of period	$10.70	$10.21	$10.56
Net investment income[2]	0.23	0.23	0.09
Net realized and unrealized gain (loss) on investments	0.15	0.51	(0.35)
Total from investment operations	0.38	0.74	(0.26)
Less distributions
From net investment income	(0.22)	(0.21)	(0.09)
From net realized gain	—	(0.04)	—
Total distributions	(0.22)	(0.25)	(0.09)
Net asset value, end of period	$10.86	$10.70	$10.21
Total return (%)[3,4]	3.60	7.37	(2.50	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.92	1.88 [8]	1.90	[7]
Expenses including reductions	1.87	1.83 [8]	1.87	[7]
Net investment income	2.14	2.19	2.03	[7]
Portfolio turnover (%)	69	72	76	[9]

1	The inception date for Class C shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	Includes reimbursement for overbilling of custody expenses in prior years of 0.04%.
9	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       53

Class NAV Shares Period ended	8-31-17	8-31-16	8-31-15	8-31-14	8-31-13
Per share operating performance
Net asset value, beginning of period	$10.71	$10.22	$11.25	$10.89	$11.06
Net investment income[1]	0.35	0.34	0.32	0.36	0.35
Net realized and unrealized gain (loss) on investments	0.15	0.51	(0.66)	0.63	(0.12)
Total from investment operations	0.50	0.85	(0.34)	0.99	0.23
Less distributions
From net investment income	(0.34)	(0.32)	(0.41)	(0.35)	(0.39)
From net realized gain	—	(0.04)	(0.28)	(0.28)	(0.01)
Total distributions	(0.34)	(0.36)	(0.69)	(0.63)	(0.40)
Net asset value, end of period	$10.87	$10.71	$10.22	$11.25	$10.89
Total return (%)[2]	4.75	8.58	(3.05)	9.30	2.05
Ratios and supplemental data
Net assets, end of period (in millions)	$879	$919	$901	$965	$1,033
Ratios (as a percentage of average net assets):
Expenses before reductions	0.80	0.76 [3]	0.78	0.79	0.79
Expenses including reductions	0.76	0.72 [3]	0.75	0.75	0.76
Net investment income	3.24	3.31	2.99	3.22	3.11
Portfolio turnover (%)	69	72	76	59	69

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Includes reimbursement for overbilling of custody expenses in prior years of 0.04%.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       54

Notes to financial statements

Note 1 — Organization

John Hancock Spectrum Income Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek a high level of current income with moderate share price fluctuation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option trades. Swaps and unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign index futures that trade in the electronic trading market subsequent to the close of regular trading and have sufficient liquidity will be valued at the last traded price in the electronic trading market as of 4:00 p.m. ET. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures

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established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of August 31, 2017, by major security category or type:

	Total value at 8-31-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
U.S. Government and Agency obligations	$236,207,946	—	$236,207,946	—
Foreign government obligations	135,249,946	—	135,249,946	—
Corporate bonds	304,881,757	—	304,681,757	$200,000
Convertible bonds	238,921	—	238,921	—
Municipal bonds	3,112,678	—	3,112,678	—
Term loans	69,921,856	—	69,921,856	—
Collateralized mortgage obligations	20,388,635	—	20,388,635	—
Asset backed securities	35,048,921	—	35,048,921	—
Common stocks	93,626,520	$89,500,159	4,126,361	—
Preferred securities	2,947,328	2,947,328	—	—
Purchased options	54,904	—	54,904	—
Securities lending collateral	1,017,102	1,017,102	—	—
Short-term investments	31,759,772	21,747,223	10,012,549	—
Total investments in securities	$934,456,286	$115,211,812	$819,044,474	$200,000
Sales commitments outstanding	($23,316,316)	—	($23,316,316)	—
Other financial instruments:
Futures	$14,343	$14,343	—	—
Forward foreign currency contracts	(525,268)	—	($525,268)	—
Written options	(20,050)	—	(20,050)	—
Interest rate swaps	(34,167)	—	(34,167)	—
Credit default swaps	(459,244)	—	(459,244)	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

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Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

When-issued/delayed-delivery securities. The fund may purchase or sell debt securities on a when-issued or delayed-delivery basis, or in a "To Be Announced" (TBA) or "forward commitment" transaction, with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the Portfolio of Investments or in a schedule to the Portfolio of Investments (Sale Commitments Outstanding). At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in the fund's NAV. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the portfolio until settlement takes place. At the time that the portfolio enters into this type of transaction, the portfolio is required to have sufficient cash and/or liquid securities to cover its commitments.

Certain risks may arise upon entering into when-issued or delayed-delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer's failure to issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities purchased or increase in the value of securities sold prior to settlement date.

Term loans (Floating rate loans). The fund may invest in term loans, which are debt securities and are often rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk and risk associated with extended settlement. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

The fund's ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund's failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the fund's income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund's exposure to such investments is substantial, could impair the fund's ability to meet redemptions. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor's credit analysis of the borrower and/or term loan agents. There is greater risk that the fund may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.

At August 31, 2017, the fund had $15,997 in unfunded loan commitments outstanding.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       57

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statement(s) of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of August 31, 2017, the fund loaned securities valued at $994,322 and received $1,017,444 of cash collateral.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 29, 2017, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the need of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 29, 2017, the fund had a similar agreement that enabled it to participate in a $1 billion unsecured committed line of credit. For the year ended August 31, 2017, the fund had no borrowings under either line of credit. Commitment fees for the year ended August 31, 2017, were $5,230.

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Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Qualified late year ordinary losses of $312,870 are treated as occurring on September 1, 2017, the first day of the fund's next taxable year.

As of August 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. The fund typically declares and pays capital gain distributions, if any, at least, annually.

The tax character of distributions for the years ended August 31, 2017 and 2016 was as follows:

	August 31, 2017	August 31, 2016
Ordinary Income	$29,184,135	$28,811,536
Long-term Capital Gains	—	3,632,153
Total	$29,184,135	$32,443,689

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2017, the components of distributable earnings on a tax basis consisted of $5,355,784 of undistributed long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, amortization and accretion on debt securities and wash sale loss deferrals.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       59

Forward foreign currency contracts, certain options and certain swaps are typically traded through the OTC market. Certain forwards, options and swaps are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures, certain options and centrally-cleared swaps are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Centrally cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers' customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for exchange-traded or centrally-cleared derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded and centrally-cleared transactions is detailed in the Statements of assets and liabilities as Cash held at broker for futures contracts and Receivable for centrally-cleared swaps, respectively. Securities pledged by the fund for exchange-traded and centrally-cleared transactions, if any, are identified in the Fund's investments.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended August 31, 2017, the fund used futures contracts to gain exposure to treasuries markets and foreign bond markets, manage against anticipated interest rate changes, manage duration of the fund, maintain diversity of the fund and as a

ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       60

substitute for securities purchased. The fund held futures contracts with notional values ranging from $59.9 million to $106.9 million, as measured at each quarter end.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended August 31, 2017, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates and manage currency exposure. The fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $114.2 million to $132.3 million, as measured at each quarter end.

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the portfolio of investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the fund writes an option, the premium received is included as a liability and subsequently "marked-to-market" to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund. A credit default swaption is an option to enter into a credit default swap.

During the year ended August 31, 2017, the fund used purchased options contracts to manage against anticipated changes in currency exchange rates, gain exposure to foreign currency and as a substitute for securities purchased. The fund held purchased options contracts with market values ranging from $4,153 to $54,904, as measured at each quarter end.

During the year ended August 31, 2017, the fund wrote option contracts to manage against anticipated changes in currency exchange rates, gain exposure to foreign currency and as a substitute for securities purchased. The fund held written options contracts with market values ranging up to $20,050, as measured at each quarter end.

Swaps. Swap agreements are agreements between the fund and counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

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Upfront payments made/received by the fund are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.

During the year ended August 31, 2017, the fund used interest rate swap contracts to manage duration of the fund and manage against anticipated interest rate changes. The fund held interest rate swaps with total USD notional amounts ranging from $8.5 million to $16.7 million, as measured at each quarter end.

Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.

During the year ended August 31, 2017, the fund used CDS as a Buyer of protection to manage against potential credit events. The fund held credit default swap contracts with total USD notional amounts ranging from $2.8 million to $18.1 million, as measured at each quarter end.

Implied credit spreads are utilized in determining the market value of CDS agreements in which the fund is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity's creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement.

For CDS agreements where implied credit spreads are not reported or available, the average credit rating on the underlying index is shown. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's creditworthiness and a greater likelihood of a credit event occurring. This is also represented by a decrease in the average credit rating of the underlying index. The maximum potential amount of future payments (undiscounted) that a fund as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.

During the year ended August 31, 2017, the fund used CDS as a Seller of protection to take a long position in the exposure of the benchmark credit. The fund acted as Seller on credit default swap contracts with total USD notional amounts ranging from $0.2 million to $2.8 million, as measured at each quarter end.

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Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at August 31, 2017 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Receivable/payable for futures	Futures†	$79,926	($65,583)
Foreign currency	Unrealized appreciation / depreciation on forward foreign currency contracts	Forward foreign currency contracts	814,266	(1,339,534)
Foreign currency	Investments, at value*	Purchased options	29,392	—
Credit	Investments, at value*	Purchased options	25,512	—
Foreign currency	Written options, at value	Written options	—	(1,021)
Credit	Written options, at value	Written options	—	(19,029)
Credit	Swap contracts, at value	Credit default swaps^	272,834	(732,078)
Interest rate	Swap contracts, at value	Interest rate swaps^	91,085	(125,252)
			$1,313,015	($2,282,497)
† Reflects cumulative appreciation/depreciation on futures as disclosed in Fund's investments. Only the year end variation margin is separately disclosed on the Statement of assets and liabilities.
* Purchased options are included in Fund's investments.
^ Reflects cumulative value of swap contracts. Receivable for centrally cleared swaps, which includes value and margin, and swap contracts at value, which represents OTC swaps, are shown separately on the Statement of assets and liabilities. Margin on centrally cleared swaps at August 31, 2017 amounted to $1,062,151.

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2017:

Statements of operations location - net realized gain (loss) on:
Risk	Unaffiliated investments and foreign currency transactions [1]	Futures contracts	Forward foreign currency contracts	Written options	Swap contracts	Total
Credit	($12,952)	—	—	$2,800	($114,781)	($124,933)
Foreign currency	(161,260)	—	($1,224,998)	(65,182)	—	(1,451,440)
Interest rate	(1,535)	$87,915	—	802	(125,938)	(38,756)
Total	($175,747)	$87,915	($1,224,998)	($61,580)	($240,719)	($1,615,129)
[1] Realized gain/loss associated with purchased options is included in this caption on the Statement of operations.

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The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2017:

Statements of operations location - change in net unrealized appreciation (depreciation) of:
Risk	Unaffiliated investments and translation of assets and liabilities in foreign currencies [1]	Futures contracts	Forward foreign currency contracts	Written options	Swap contracts	Total
Credit	($19,301)	—	—	$2,783	($396,499)	($413,017)
Foreign currency	(68,631)	—	($288,365)	4,441	—	(352,555)
Interest rate	(350)	$71,224	—	400	(21,223)	50,051
Total	($88,282)	$71,224	($288,365)	$7,624	($417,722)	($715,521)
[1] Change in unrealized appreciation/depreciation associated with purchased options is included in this caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisors, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: a) 0.800% of the first $250 million of the fund's aggregate daily net assets; and b) 0.725% of the aggregate daily net assets in excess of $250 million. Aggregate net assets include the net assets of the fund and New Income Trust, a series of John Hancock Variable Insurance Trust. The Advisor has a subadvisory agreement with T. Rowe Price Associates, Inc. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2017, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to Class A and Class C shares to the extent necessary to maintain the total operating expenses at 1.12% and 1.87% for Class A and Class C shares, respectively, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, underlying fund expenses (acquired fund fees) and short dividend expense. The current expense limitation agreement expires on December 31, 2017, unless renewed by mutual agreement of the fund and the Advisor based upon determination that this is appropriate under the circumstances at the time.

Additionally, the Advisor has voluntarily agreed to reduce its management fee for the fund, or if necessary make payment to the fund, in an amount equal to the amount by which the expenses of the fund exceed 0.15% of the average net assets of

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the fund. "Expenses" means all the expenses of the fund, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, management fees, class specific expenses, acquired fund fees and short dividend expense. This voluntary expense reimbursement will continue in effect until terminated at any time by the Advisor on notice to the fund.

The Advisor has voluntarily agreed to waive a portion of its management fees for the fund. This voluntary waiver is the amount that the subadvisory fee is reduced by T. Rowe Price Associates, Inc. This voluntary expense reimbursement may terminate at any time.

For the year ended August 31, 2017, the expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$33,313	Class NAV	$297,412
Class C	291	Total	$331,016

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2017 were equivalent to a net annual effective rate of 0.70% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended August 31, 2017 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class: 0.30% for Class A and 1.00% for Class C shares.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $227,306 for the year ended August 31, 2017. Of this amount, $33,817 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $193,355 was paid as sales commissions to broker-dealers and $134 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2017, CDSCs received by the Distributor amounted to $266 and $1,605 for Class A and Class C shares, respectively.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

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Class level expenses. Class level expenses for the year ended August 31, 2017 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$104,929	$41,650
Class C	6,108	732
Total	$111,037	$42,382

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the years ended August 31, 2017 and 2016 were as follows:

		Year ended 8-31-17		Year ended 8-31-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	2,918,279	$31,025,269	2,134,798	$22,091,836
Distributions reinvested	91,349	975,033	29,517	306,746
Repurchased	(2,721,685)	(29,252,410)	(166,041)	(1,733,720)
Net increase	287,943	$2,747,892	1,998,274	$20,664,862
Class C shares
Sold	33,189	$352,922	56,978	$587,310
Distributions reinvested	1,167	12,441	1,087	11,196
Repurchased	(44,964)	(476,949)	(32,003)	(329,506)
Net increase (decrease)	(10,608)	($111,586)	26,062	$269,000
Class NAV shares
Sold	2,788,712	$29,450,726	5,801,689	$59,243,246
Distributions reinvested	2,641,332	28,196,026	3,127,435	32,122,297
Repurchased	(10,313,414)	(110,159,141)	(11,242,480)	(114,760,713)
Net decrease	(4,883,370)	($52,512,389)	(2,313,356)	($23,395,170)
Total net decrease	(4,606,035)	($49,876,083)	(289,020)	($2,461,308)

Affiliates of the fund owned 100% of shares of Class NAV on August 31, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, amounted to $512,318,706 and $593,211,346, respectively, for the year ended August 31, 2017. Purchases and sales of U.S. Treasury obligations aggregated $104,815,079 and $82,726,908, respectively, for the year ended August 31, 2017.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At August 31, 2017, funds within the John Hancock group of funds complex held 96.9% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliate concentration
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	39.5%
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	17.9%

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Fund	Affiliate concentration
John Hancock Funds II Multimanager Lifestyle Moderate Portfolio	14.2%
John Hancock Funds II Multimanager Lifestyle Conservative Portfolio	12.4%

Note 9 — Interfund trading

The fund is permitted to purchase or sell securities from or to certain other affiliated funds, as set forth in Rule 17a-7 of the 1940 Act, under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund that is or could be considered an affiliate complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2017, the fund engaged in sales amounting to $67,991.

Note 10 — Other Matters

The Trust and several of its funds, including Spectrum Income Fund (the fund), have been named as defendants in a number of adversary proceedings in state and Federal courts across the country arising out of an $8 billion leveraged buyout ("LBO") transaction in 2007 whereby the Tribune Company ("Tribune") converted to a privately held company. In Kirchner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the "FitzSimons Action"), the plaintiff alleges that Tribune insiders and shareholders were overpaid for their Tribune stock and is attempting to obtain from former shareholders the proceeds received in connection with the LBO. This claim was brought as a putative defendant class action that names certain shareholders as representatives of a potential class comprised of all Tribune shareholders that tendered their shares in the LBO and received proceeds as a result, including certain John Hancock mutual funds. Certain John Hancock mutual funds received a total of approximately $49 million in connection with the LBO. In addition, a group of Tribune creditors filed fifty-three actions in various state and federal courts against former Tribune shareholders asserting state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the "SLCFC Actions"). The FitzSimons Action and the SLCFC Actions have been consolidated with the majority of the other LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litigation, No. 11-md-2696 (S.D.N.Y.). The total amount at issue for the Spectrum Income Fund is approximately $2.1 million.

On September 23, 2013, the District Court granted defendants' omnibus motion to dismiss the SLCFC Actions, concluding that the creditors lacked standing. Plaintiffs appealed to the U.S. Court of Appeals for the Second Circuit, and on March 29, 2016, the Second Circuit affirmed the dismissal of the state law constructive fraudulent transfer claims alleged in the SLCFC Actions. The Second Circuit concluded that the creditors had standing to pursue the claims, but that the claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On September 9, 2016, Plaintiffs filed a petition requesting that the U.S. Supreme Court agree to review the Second Circuit's decision. The shareholder defendants filed a joint brief in opposition to the petition on October 24, 2016. The Supreme Court has not yet granted or denied the petition. Separately, in the FitzSimons Action, the shareholder defendants moved to dismiss the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. Federal law. On January 6, 2017, the Court granted the defendants' motion to dismiss the intentional fraudulent conveyance claim. The Court also declined to impute the alleged fraudulent intent of certain officer defendants and the plaintiff's request to amend the complaint on the grounds of futility. The Court will permit an interlocutory appeal of the dismissal order pending resolution of the remaining motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

At this time, the fund cannot predict the outcome of these proceedings. If the proceeding were to be decided in a manner adverse to the fund or if the fund enters into a settlement agreement with the plaintiffs, the payment of such judgement or settlement could have an adverse effect on the fund's net asset value.

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Spectrum Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Spectrum Income Fund (the "Fund") as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, brokers, transfer agent, and agent banks, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 26, 2017

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2017.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2017 Form 1099-DIV in early 2018. This will reflect the tax character of all distributions paid in calendar year 2017.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with T. Rowe Price Associates, Inc. (the Subadvisor), for John Hancock Spectrum Income Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 19-22, 2017 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 22-24, 2017.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 19-22, 2017, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be

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based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

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(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index and peer group average for the one-, three-, five- and ten-year periods ended December 31, 2016. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to its benchmark index and to its peer group average for the one-, three-, five- and ten-year periods. The Board concluded that the fund's performance has generally been in line with or generally outperformed the historical performance of comparable funds and the fund's benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and total expenses for this fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the overall management fee, the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
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(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length;
(j)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the mutual fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
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(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

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Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	225
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2005	225
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	225
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	225
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2008	225
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2008	225
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	225
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2005	225

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2012	225
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2012	225
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	225

President and Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

James R. Boyle, Born: 1959	2015	225
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Warren A. Thomson, Born: 1955	2012	225
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

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Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 39 other John Hancock funds consisting of 29 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
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More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

T. Rowe Price Associates, Inc.

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLC

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

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John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Spectrum Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF399107	459A 8/17 10/17

John Hancock

Multimanager Lifetime Portfolios

(formerly John Hancock Retirement Living through Portfolios)

Annual report 8/31/17

A message to shareholders

Dear shareholder,

Equity markets generally delivered solid gains over the past year, supported by rising economic activity, stronger corporate earnings, and low levels of inflation. With the U.S. bull market in its ninth year, investors in U.S. equities should expect more tempered returns going forward, given high valuations and tightening monetary policy.

The bond markets were a study in contrast. Credit-sensitive segments, such as bank loans, enjoyed solid gains, but interest-rate-sensitive investments, such as long-term bonds, posted much more muted returns and likely will remain vulnerable should the U.S. Federal Reserve continue to withdraw economic stimulus and raise interest rates.

Advancing the interests of fund shareholders

One of our primary goals is to advance the interests of our fund shareholders wherever possible. To that end, we recently announced our third round of expense reductions this year, targeting six mutual funds and two closed-end funds that together represent more than $6.9 billion in assets under management. Details can be found at jhinvestments.com.

In addition, we recently learned that fund researcher Morningstar, Inc. formally recognized our shareholder friendly initiatives by upgrading our parent pillar rating—a key component of the Morningstar Analyst Rating system—to positive, the highest possible rating. Morningstar evaluates select funds and their parent firms based on intensive research, including on-site due diligence. They focused on such factors as whether our portfolio managers invest meaningfully in the funds they manage, the quality of our risk management, our corporate culture, and our commitment to recognizing shareholder interests—in other words, how effective we are as stewards of investor capital. We're proud to have been recognized by Morningstar for our efforts and we're committed to continue our work of furthering the interests of our shareholders.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee investment returns and does not eliminate risk of loss. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Multimanager Lifetime Portfolios

2	Multimanager Lifetime Portfolios' strategy at a glance
3	Discussion of portfolio performance
9	Multimanager 2060 Lifetime Portfolio
10	Multimanager 2055 Lifetime Portfolio
11	Multimanager 2050 Lifetime Portfolio
12	Multimanager 2045 Lifetime Portfolio
13	Multimanager 2040 Lifetime Portfolio
14	Multimanager 2035 Lifetime Portfolio
15	Multimanager 2030 Lifetime Portfolio
16	Multimanager 2025 Lifetime Portfolio
17	Multimanager 2020 Lifetime Portfolio
18	Multimanager 2015 Lifetime Portfolio
19	Multimanager 2010 Lifetime Portfolio
20	Your expenses
27	Portfolios' investments
37	Financial statements
47	Financial highlights
67	Notes to financial statements
104	Auditor's report
105	Tax information
106	Continuation of investment advisory and subadvisory agreements
112	Trustees and Officers
116	More information

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       1

Multimanager Lifetime Portfolios' strategy at a glance

A SIMPLE, STRATEGIC PATH TO HELP YOU REACH YOUR RETIREMENT GOALS

Multimanager Lifetime Portfolios make diversification easy because the asset mix of each portfolio automatically changes over time.

•	Portfolios with dates further off initially invest more aggressively in stock funds.
•	As a portfolio approaches its target date,[1] the allocation will gradually migrate to more conservative fixed-income funds.
•	Once the target date is reached, the allocation will continue to become increasingly conservative, investing primarily in fixed-income funds.

JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIO—AUTOMATICALLY ADJUST OVER TIME2

The chart below illustrates how the asset allocation mix of John Hancock Multimanager Lifetime Portfolio adjusts over time.

The principal value of each portfolio is not guaranteed and you could lose money at any time, including at or after the target date.

1 Based on an estimated retirement date.

2 Allocations may vary as a result of market activity or cash allocations held during unusual market or economic conditions.

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       2

Discussion of portfolio performance

An interview with Portfolio Manager Robert M. Boyda, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Robert M. Boyda
Portfolio Manager
John Hancock Asset Management

How did the global financial markets perform during the 12 months ended August 31, 2017?

The U.S. economy experienced a robust expansion, highlighted by strength in employment trends and improvements in both consumer and business sentiment. Still, domestic growth was not so strong as to compel the U.S. Federal Reserve (Fed) to abandon its gradual and well-communicated approach to raising interest rates. Economic conditions began to pick up steam outside of the United States, as both the developed and emerging economies showed signs of meaningful improvement, leading to rising corporate earnings and providing a firm underpinning for investor sentiment.

This favorable backdrop proved very supportive for higher-risk asset classes. The U.S. equity market surged to a series of record highs, leading to a gain of 16.23% for the large-cap S&P 500 Index. Small-cap stocks also performed well, delivering a return of 14.91% as measured by the Russell 2000 Index. At the style level, growth stocks significantly outpaced their value counterparts.

Performance was even stronger for international equities, reflecting the combination of better-than-expected growth, the lower valuations for overseas stocks, and the substantial downturn in the U.S. dollar during 2017. The developed-market MSCI EAFE Index returned 18.19%, while the MSCI Emerging Markets surged 24.99%.

The improving economic outlook, though a positive for equities, represented a headwind to the interest-rate-sensitive segments of the bond market. U.S. Treasury prices declined during the period, but stronger performance for investment-grade corporate debt enabled the Bloomberg Barclays U.S. Aggregate Bond Index to manage a slight gain of 0.49%. Conversely, economically sensitive fixed-income investments (including high-yield bonds, loans, and emerging-market bonds) all closed with solid gains thanks in part to improving credit conditions and investors' continued thirst for yield.

How did the portfolios perform during the period?

All eleven of the portfolios delivered positive absolute returns and finished with returns close to those of their respective benchmarks. The longer-dated funds—which have a higher allocation to equities—generated the largest absolute gains, reflecting the strong outperformance for equities relative to fixed income.

How were the portfolios positioned as of the end of the period?

The portfolios maintained a tilt toward equities relative to fixed income in comparison to their respective benchmarks. Given the backdrop of accelerating economic growth and the likelihood of tighter monetary policy by the world's central banks, we believe stocks offer a more attractive risk/return profile than bonds. In addition, bond yields remain low both on an absolute basis and relative to their own history.

Within the equity allocation, we reduced the portfolios' weighting in the United States and rotated into developed- and emerging-market stocks overseas. While our preference for the overseas markets was a headwind in recent years, we began to see our patience pay off in 2017. In our dedicated sector positioning, we trimmed positions in technology in order to lock in gains following their strong performance since the November 2016 elections.

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       3

In the portfolios' fixed-income allocations, we continued to favor credit-sensitive investments—such as investment-grade corporates, high-yield bonds, and loans—over those with a higher degree of interest-rate sensitivity. We believed this was the appropriate positioning given the backdrop of positive growth, tighter Fed policy, and investors' healthy appetite for risk.

We also use absolute return strategies to diversify out of stocks without adding to the funds' interest-rate exposure. Increasingly, we believe a global portfolio should include not only traditional equity and fixed-income securities, but also exposure to alternatives and nontraditional strategies, such as absolute return approaches.

MULTIMANAGER 2060 LIFETIME PORTFOLIO

The portfolio's Class A shares returned 15.59%, excluding sales charges. The custom blended benchmark returned 16.36%,1,2 and the Morningstar target-date 2060+ category average returned 15.32%.3 Asset allocation made a small contribution to performance, while manager selection detracted. With regard to the former, dedicated sector positioning in equities was a key contributor, as allocations to technology and financial stocks outweighed the weaker returns of real-estate investment trusts. An overweight position in international stocks versus the United States added value, as did an underweight to domestic mid caps. Conversely, an allocation to defensive equities was a headwind in a time of elevated investor risk appetites and outperformance for growth stocks.

Positioning in fixed income made a modest, but positive, contribution to results. The portfolio held a meaningful underweight to core bonds (i.e., funds that primarily hold investment-grade securities) in favor of overweights to credit-oriented investments.

At the manager level, Mid Cap Stock Fund (Wellington), International Growth Fund (Wellington), and Disciplined Value Fund (Boston Partners) were among the top contributors to relative performance. International Growth Stock Fund (Invesco), Small Cap Value Fund (Wellington), and Capital Appreciation Value Fund (T. Rowe Price) were among the leading detractors.

MULTIMANAGER 2055 LIFETIME PORTFOLIO

The portfolio's Class A shares returned 15.73%, excluding sales charges. The custom blended benchmark gained 16.36%,1,2 and the Morningstar target-date 2055 category average rose 15.06%.3 Both asset allocation and manager selection detracted from performance. With regard to the former, an allocation to defensive equities was a headwind in a time of elevated investor risk appetites and outperformance for growth stocks. Dedicated sector positioning in equities was a key contributor, as allocations to technology and financial stocks outweighed the weaker returns of real estate investment trusts. An overweight position in international stocks versus the United States added value, as did an underweight to domestic mid caps.

Positioning in fixed income made a modest, but positive, contribution to results. The portfolio held a meaningful underweight to core bonds (i.e., funds that primarily hold investment-grade securities) in favor of overweights to credit-oriented investments.

At the manager level, Mid Cap Stock Fund (Wellington), International Growth Fund (Wellington), and Disciplined Value Fund (Boston Partners) were among the top contributors to relative performance. International Growth Stock Fund (Invesco), Small Cap Value Fund (Wellington), and Alpha Opportunities Fund (Wellington) were among the leading detractors.

MULTIMANAGER 2050 LIFETIME PORTFOLIO

The portfolio's Class A shares returned 15.87%, excluding sales charges. The custom blended benchmark gained 16.36%,1,2 and the Morningstar target-date 2050 category average rose 14.75%.3 Asset allocation had a neutral effect on performance, while manager selection detracted. With regard to the former, dedicated sector positioning in equities was a key contributor, as allocations to technology and financial stocks outweighed the weaker returns of real estate investment trusts. An overweight position in international stocks versus the United States added value, as did an underweight to domestic mid caps. Conversely, an allocation to defensive equities was a headwind in a time of elevated investor risk appetites and outperformance for growth stocks.

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       4

Positioning in fixed income made a modest, but positive, contribution to results. The portfolio held a meaningful underweight to core bonds (i.e., funds that primarily hold investment-grade securities) in favor of overweights to credit-oriented investments.

At the manager level, Mid Cap Stock Fund (Wellington), International Growth Fund (Wellington), and Disciplined Value Fund (Boston Partners) were among the top contributors to relative performance. International Growth Stock Fund (Invesco) and Alpha Opportunities Fund (Wellington) were among the leading detractors.

MULTIMANAGER 2045 LIFETIME PORTFOLIO

The portfolio's Class A shares returned 15.83%, excluding sales charges. The custom blended benchmark gained 16.36%,1,2 and the Morningstar target-date 2045 category average rose 14.69%.3 Asset allocation made a small contribution to performance, while manager selection detracted. With regard to the former, dedicated sector positioning in equities was a key contributor, as allocations to technology and financial stocks outweighed the weaker returns of real estate investment trusts. An overweight position in international stocks versus the United States added value, as did an underweight to domestic mid caps. Conversely, an allocation to defensive equities was a headwind in a time of elevated investor risk appetites and outperformance for growth stocks.

Positioning in fixed income made a modest, but positive, contribution to results. The portfolio held a meaningful underweight to core bonds (i.e., funds that primarily hold investment-grade securities) in favor of overweights to credit-oriented investments.

At the manager level, Mid Cap Stock Fund (Wellington), International Growth Fund (Wellington), and Disciplined Value Fund (Boston Partners) were among the top contributors to relative performance. International Growth Stock Fund (Invesco) and Alpha Opportunities Fund (Wellington) were among the leading detractors.

MULTIMANAGER 2040 LIFETIME PORTFOLIO

The portfolio's Class A shares returned 15.81%, excluding sales charges. The custom blended benchmark gained 16.36%,1,2 and the

MULTIMANAGER 2060-2010 LIFETIME PORTFOLIOS' CLASS A SHARE RETURNS (%)

For the twelve months ended 8/31/17

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       5

Morningstar target-date 2040 category average rose 13.98%.3 Asset allocation had a neutral effect on performance, while manager selection detracted. With regard to the former, dedicated sector positioning in equities was a key contributor, as our allocations to technology and financial stocks outweighed the weaker returns of real estate investment trusts. An overweight position in international stocks versus the United States added value, as well. Conversely, an allocation to defensive equities was a headwind in a time of elevated investor risk appetites and outperformance for growth stocks.

Positioning in fixed income made a small but positive contribution. The portfolio held a meaningful underweight to core bonds (i.e., funds that primarily hold investment-grade securities) in favor of overweights to credit-oriented investments.

At the manager level, Mid Cap Stock Fund (Wellington), International Growth Fund (Wellington), and Disciplined Value Fund (Boston Partners) were among the top contributors to relative performance. International Growth Stock Fund (Invesco) and Alpha Opportunities Fund (Wellington) were among the leading detractors.

MULTIMANAGER 2035 LIFETIME PORTFOLIO

The portfolio's Class A shares returned 15.05%, excluding sales charges. The custom blended benchmark gained 15.49%,1,2 and the Morningstar target-date 2035 category average rose 13.18%.3 Asset allocation had a neutral effect on performance, while manager selection detracted. With regard to the former, dedicated sector positioning in equities was a key contributor, as allocations to technology and financial stocks outweighed the weaker returns of real estate investment trusts. An overweight position in international stocks versus the United States added value, as well. Conversely, an allocation to defensive equities was a headwind in a time of elevated investor risk appetites and outperformance for growth stocks.

Positioning in fixed income made positive contribution. The portfolio held a meaningful underweight to core bonds (i.e., funds that primarily hold investment-grade securities) in favor of overweights to credit-oriented investments.

At the manager level, Mid Cap Stock Fund (Wellington), International Growth Fund (Wellington), and Disciplined Value Fund (Boston Partners) were among the top contributors to relative performance. International Growth Stock Fund (Invesco) and Alpha Opportunities Fund (Wellington) were among the leading detractors.

MULTIMANAGER 2030 LIFETIME PORTFOLIO

The portfolio's Class A shares returned 13.84%, excluding sales charges. The custom blended benchmark gained 14.24%,1,2 and the Morningstar target-date 2030 category average rose 11.61%.3 Both asset allocation and manager selection detracted from performance. With regard to the former, an allocation to defensive equities was a headwind in a time of elevated investor risk appetites and outperformance for growth stocks. However, we believe defensive investments can augment longer-term diversification through their ability to provide positive risk-adjusted returns and an element of downside protection.

Market index total returns

For the twelve months ended 8/31/17

U.S. Stocks	S&P 500 Index	16.23%
	Russell Midcap Index	12.44%
	Russell 2000 Index	14.91%
	FTSE NAREIT All Equity REIT Index	1.85%
International Stocks	MSCI EAFE Index	18.19%
	MSCI Emerging Markets Index	24.99%
	MSCI EAFE Small Cap Index	22.44%
Fixed Income	Bloomberg Barclays U.S. Aggregate Bond Index	0.49%
	Bank of America Merrill Lynch US. High Yield Master II Index	8.79%
	JPMorgan Global Government Bonds Unhedged Index	-1.34%

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       6

On the positive side, positioning in fixed income made the largest positive contribution. The portfolio held a meaningful underweight to core bonds (i.e., funds that primarily hold investment-grade securities) in favor of overweights to credit-oriented investments. Dedicated sector positioning in equities was a further contributor, as allocations to technology and financial stocks outweighed the weaker returns of real estate investment trusts.

At the manager level, Mid Cap Stock Fund (Wellington), International Growth Fund (Wellington), and Disciplined Value Fund (Boston Partners) were among the top contributors to relative performance. Alpha Opportunities Fund (Wellington) and International Growth Stock Fund (Invesco) were among the leading detractors.

MULTIMANAGER 2025 LIFETIME PORTFOLIO

The portfolio's Class A shares returned 12.22%, excluding sales charges. The custom blended benchmark gained 12.54%,1,2 and the Morningstar target-date 2025 category average rose 10.12%.3 Both asset allocation and manager selection detracted from performance. With regard to the former, allocation to defensive equities was a headwind in a time of elevated investor risk appetites and outperformance for growth stocks. However, we believe defensive investments can augment longer-term diversification through their ability to provide positive risk-adjusted returns and an element of downside protection.

On the positive side, positioning in fixed income made the largest positive contribution. The portfolio held a meaningful underweight to core bonds (i.e., funds that primarily hold investment-grade securities) in favor of overweights to credit-oriented investments. Dedicated sector positioning in equities was a further contributor, as allocations to technology and financial stocks outweighed the weaker returns of real estate investment trusts.

At the manager level, Mid Cap Stock Fund (Wellington), International Growth Fund (Wellington), and Disciplined Value Fund (Boston Partners) were among the top contributors to relative performance. International Growth Stock Fund (Invesco) and Capital Appreciation Value Fund (T. Rowe Price) were among the leading detractors.

MULTIMANAGER 2020 LIFETIME PORTFOLIO

The portfolio's Class A shares returned 10.42%, excluding sales charges. The custom blended benchmark gained 10.71%,1,2 and the Morningstar target-date 2020 category average rose 8.47%.3 Asset allocation detracted from performance, while manager selection contributed. With regard to the former, allocation to defensive equities was a headwind in a time of elevated investor risk appetites and outperformance for growth stocks. However, we believe defensive investments can augment longer-term diversification through their ability to provide positive risk-adjusted returns and an element of downside protection.

On the positive side, positioning in fixed income made the largest positive contribution. The portfolio held a meaningful underweight to core bonds (i.e., funds that primarily hold investment-grade securities) in favor of overweights to credit-oriented investments. Dedicated sector positioning in equities was a further contributor, as our allocations to technology and financial stocks outweighed the weaker returns of real estate investment trusts.

At the manager level, Mid Cap Stock Fund (Wellington), Fundamental Global Franchise Fund (JHAM), and Disciplined Value Fund (Boston Partners) were among the top contributors to relative performance, while Capital Appreciation Value Fund (T. Rowe Price) was one of the leading detractors.

MULTIMANAGER 2015 LIFETIME PORTFOLIO

The portfolio's Class A shares returned 8.81%, excluding sales charges. The custom blended benchmark gained 9.14%,1,2 and the Morningstar target-date 2015 category average rose 7.73%.3 Asset allocation detracted from performance, while manager selection contributed. With regard to the former, allocation to defensive equities was a headwind in a time of elevated investor risk appetites and outperformance for growth stocks. However, we believe defensive investments can augment longer-term diversification through their ability to provide positive risk-adjusted returns and an element of downside protection.

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       7

On the positive side, positioning in fixed income made the largest positive contribution. The portfolio held a meaningful underweight to core bonds (i.e., funds that primarily hold investment-grade securities) in favor of overweights to credit-oriented investments.

At the manager level, Fundamental Global Franchise Fund (JHAM), Mid Cap Stock Fund (Wellington), and Disciplined Value Fund (Boston Partners) were among the top contributors to relative performance, while Capital Appreciation Value Fund (T. Rowe Price) was one of the leading detractors.

MULTIMANAGER 2010 LIFETIME PORTFOLIO

The portfolio's Class A shares returned 7.71%, excluding sales charges. The custom blended benchmark gained 8.16%,1,2 and the Morningstar target-date 2000-2010 category average rose 6.99%.3 Asset allocation detracted from performance, while manager selection contributed. With regard to the former, allocation to defensive equities was a headwind in a time of elevated investor risk appetites and outperformance for growth stocks. However, we believe defensive investments can augment longer-term diversification through their ability to provide positive risk-adjusted returns and an element of downside protection.

On the positive side, positioning in fixed income made the largest positive contribution. The portfolio held a meaningful underweight to core bonds (i.e., funds that primarily hold investment-grade securities) in favor of overweights to credit-oriented investments.

At the manager level, Fundamental Global Franchise Fund (JHAM), Mid Cap Stock Fund (Wellington),and Disciplined Value Fund (Boston Partners) were among the top contributors to relative performance, while Capital Appreciation Value Fund (T. Rowe Price) was one of the leading detractors.

MANAGED BY

Robert M. Boyda On the portfolio since 2010 Investing since 1979
Marcelle Daher, CFA On the portfolio since 2013 Investing since 1999
Nathan W. Thooft, CFA On the portfolio since 2013 Investing since 2000

1 The custom benchmarks reflect each portfolio's asset allocation under normal conditions. These blended benchmarks adjust over time to match each portfolio's glide path.
2 It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
3 Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
Past performance does not guarantee future results.
The portfolio's performance depends on the advisor's ability to determine the strategic asset class allocations, the mix of underlying funds, and the performance of those underlying funds. The underlying funds' performance may be lower than the performance of the asset class that they were selected to represent. Owning an exchange-traded fund (ETF) generally reflects the risks of owning the underlying securities it is designed to track, which may cause lack of liquidity, more volatility, and increase management fees. An ETF has its own fees and expenses, which are indirectly borne by the portfolio. The portfolio is subject to the same risks as the underlying funds in which it invests, which include the following: Stocks and bonds can decline due to adverse issuer, market, regulatory, or economic developments; foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability; the securities of small-capitalization companies are subject to higher volatility than larger, more established companies; and high-yield bonds are subject to additional risks, such as increased risk of default. Reduced liquidity in credit and fixed-income markets may adversely affect issuers worldwide. Derivatives, such as hedging and other strategic transactions, may increase volatility of a portfolio and could result in a significant loss. Each portfolio's name refers to the approximate retirement year of the investors for whom the portfolio's asset allocation strategy is designed. The portfolios with dates further off initially allocate more aggressively to stock funds. As a portfolio approaches its target date, the allocation will gradually migrate to more conservative, fixed-income funds. The principal value of each portfolio is not guaranteed and you could lose money at any time, including at, or after, the target date. Please see the portfolios' prospectuses for additional information.
The views expressed in this report are exclusively those of Robert M. Boyda, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the portfolio for the entire period. Portfolio composition is subject to review in accordance with the portfolio's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       8

Multimanager 2060 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2060 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Index 3 is 66.50% Russell 3000 Index, 28.50% MSCI AC World ex-US Index, 4.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 1.00% Bank of America Merrill Lynch U.S. High Yield Master II Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Equity	84.5
Large Blend	37.2
U.S. Large Cap	18.5
International Large Cap	8.7
U.S. Mid Cap	6.6
Emerging Markets	5.6
International Small Cap	3.7
U.S. Small Cap	2.9
Global Large Cap	1.3
Fixed income	5.9
Intermediate Bond	1.9
Multi-Sector Bond	1.5
Global Bond	0.8
Bank Loan	0.5
Short-Term Bond	0.5
Treasury Inflation-Protected Securities	0.4
High Yield Bond	0.3
Alternative and specialty	9.2
Financial Industries	1.8
Natural Resources	1.5
Science & Technology	1.3
Global Absolute Return Strategies	1.2
Currency	1.2
Health Sciences	1.2
Real Estate	1.0
Short-term investments and other	0.4

As a percentage of net assets.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-17 (%)

	Class A	Class I1	Class R1[1]	Class R2[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class R6[1]	Class 1[1]	Index 1	Index 2	Index 3
Inception	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16
Average annual total returns
1 year	9.80	16.04	15.63	15.92	15.63	15.90	16.22	16.24	16.10	16.23	0.49	16.36
Since inception	11.30	15.79	15.35	15.64	15.35	15.70	15.92	15.93	15.84	16.27	2.42	16.72
Cumulative returns
Since inception	16.47	23.24	22.56	22.99	22.56	23.09	23.43	23.44	23.30	23.95	3.46	24.64

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class 1 shares.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A*	Class I*	Class R1*	Class R2*	Class R3*	Class R4*	Class R5*	Class R6*	Class 1*
Gross (%)	3.19	2.88	3.53	3.28	3.43	3.13	2.83	2.78	2.81
Net (%)	1.01	0.70	1.33	1.08	1.23	0.83	0.63	0.58	0.63

*Expenses have been estimated for the fund's first year of operations.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors, as described in the portfolio's prospectuses.
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       9

Multimanager 2055 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2055 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Index 3 is 66.50% Russell 3000 Index, 28.50% MSCI AC World ex-US Index, 4.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 1.00% Bank of America Merrill Lynch U.S. High Yield Master II Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Equity	84.9
Large Blend	37.5
U.S. Large Cap	18.5
International Large Cap	8.7
U.S. Mid Cap	6.6
Emerging Markets	5.7
International Small Cap	3.7
U.S. Small Cap	2.9
Global Large Cap	1.3
Fixed income	6.0
Intermediate Bond	2.0
Multi-Sector Bond	1.5
Global Bond	0.8
Short-Term Bond	0.5
Bank Loan	0.5
Treasury Inflation-Protected Securities	0.4
High Yield Bond	0.3
Alternative and specialty	9.1
Financial Industries	1.6
Natural Resources	1.5
Science & Technology	1.3
Global Absolute Return Strategies	1.3
Currency	1.2
Health Sciences	1.2
Real Estate	1.0

As a percentage of net assets.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-17 (%)

	Class A	Class I1,2	Class R1[2]	Class R2[2]	Class R3[2]	Class R4[2]	Class R5[2]	Class R6[2]	Class 1[2]	Index 1	Index 2	Index 3
Inception	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14
Average annual total returns
1 year	9.95	16.05	15.73	15.94	15.61	16.10	16.24	16.28	16.22	16.23	0.49	16.36
Since inception	5.47	4.64	6.96	7.21	6.95	7.38	7.55	7.56	7.52	10.84	3.21	8.33
Cumulative returns
Since inception	20.09	16.88	26.01	27.02	25.97	27.70	28.42	28.45	28.28	42.43	11.45	31.62

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class 1 shares.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.60	1.28	1.94	1.68	1.84	1.54	1.24	1.19	1.22
Net (%)	1.02	0.70	1.34	1.09	1.24	0.84	0.64	0.59	0.64

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	Class I shares were first offered on 3-27-15. The returns prior to this date are those of Class A shares that have been recalculated to reflect gross fees and expenses of Class I shares.
2	For certain types of investors, as described in the portfolio's prospectuses.
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       10

Multimanager 2050 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2050 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Index 3 is 66.50% Russell 3000 Index, 28.50% MSCI AC World ex-US Index, 4.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 1.00% Bank of America Merrill Lynch U.S. High Yield Master II Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Equity	84.9
Large Blend	37.3
U.S. Large Cap	18.5
International Large Cap	8.9
U.S. Mid Cap	6.6
Emerging Markets	5.7
International Small Cap	3.7
U.S. Small Cap	2.9
Global Large Cap	1.3
Fixed income	6.0
Intermediate Bond	2.0
Multi-Sector Bond	1.5
Global Bond	0.8
Short-Term Bond	0.5
Bank Loan	0.5
Treasury Inflation-Protected Securities	0.4
High Yield Bond	0.3
Alternative and specialty	9.1
Financial Industries	1.6
Natural Resources	1.5
Science & Technology	1.3
Global Absolute Return Strategies	1.3
Currency	1.2
Health Sciences	1.2
Real Estate	1.0

As a percentage of net assets.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-17 (%)

	Class A1	Class I1,3	Class R1[2,3]	Class R2[2,3]	Class R3[2,3]	Class R4[2,3]	Class R5[2,3]	Class R6[2,3]	Class 1[3]	Index 1	Index 2	Index 3
Inception	4-29-11	4-29-11	4-29-11	4-29-11	4-29-11	4-29-11	4-29-11	4-29-11	4-29-11	4-29-11	4-29-11	4-29-11
Average annual total returns
1 year	10.08	16.19	15.47	15.79	15.53	15.98	16.29	16.31	16.18	16.23	0.49	16.36
5 year	9.27	10.37	10.10	10.37	10.22	10.65	10.88	10.93	10.84	14.34	2.19	11.91
Since inception	6.52	7.54	7.31	7.54	7.41	7.77	7.96	8.00	7.94	12.26	3.30	9.15
Cumulative returns
5 year	55.81	63.75	61.75	63.78	62.68	65.85	67.58	67.94	67.30	95.43	11.44	75.53
Since inception	49.30	58.53	56.43	58.56	57.33	60.73	62.58	62.93	62.31	108.18	22.86	74.20

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class 1 shares.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.36	1.05	1.70	1.45	1.60	1.30	1.00	0.95	0.99
Net (%)	1.02	0.71	1.35	1.10	1.25	0.85	0.65	0.60	0.65

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	Class A and Class I shares were first offered on 3-1-12 and 3-27-15, respectively. The returns prior to this date are those of Class 1 shares that have been recalculated to apply the gross fees and expenses of Class A and Class I shares, as applicable.
2	Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares were first offered on 3-1-12. The returns prior to this date are those of Class 1 shares, which have lower expenses than other share classes. Had the returns reflected other class expenses, returns would be lower.
3	For certain types of investors, as described in the portfolio's prospectuses.
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       11

Multimanager 2045 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2045 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Index 3 is 66.50% Russell 3000 Index, 28.50% MSCI AC World ex-US Index, 4.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 1.00% Bank of America Merrill Lynch U.S. High Yield Master II Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Equity	85.0
Large Blend	37.5
U.S. Large Cap	18.5
International Large Cap	8.9
U.S. Mid Cap	6.5
Emerging Markets	5.7
International Small Cap	3.7
U.S. Small Cap	2.9
Global Large Cap	1.3
Fixed income	5.9
Intermediate Bond	1.9
Multi-Sector Bond	1.5
Global Bond	0.8
Short-Term Bond	0.5
Bank Loan	0.5
Treasury Inflation-Protected Securities	0.4
High Yield Bond	0.3
Alternative and specialty	9.1
Financial Industries	1.7
Natural Resources	1.5
Science & Technology	1.3
Global Absolute Return Strategies	1.2
Currency	1.2
Health Sciences	1.2
Real Estate	1.0

As a percentage of net assets.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-17 (%)

	Class A	Class I1,2	Class R1[1]	Class R2[1,2]	Class R3[1]	Class R4[1]	Class R5[1]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3
Start date	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07
Average annual total returns
1 year	10.06	16.20	15.51	15.80	15.50	16.00	16.35	16.34	16.27	16.23	0.49	16.36
5 year	9.27	10.34	10.07	10.37	10.17	10.63	10.86	10.91	10.85	14.34	2.19	11.91
10 year	4.41	4.72	4.71	4.15	4.80	5.16	5.43	4.80	5.41	7.61	4.40	6.11
Cumulative returns
5 year	55.75	63.54	61.60	63.80	62.34	65.73	67.46	67.80	67.38	95.43	11.44	75.53
10 year	53.95	58.61	58.38	50.16	59.80	65.32	69.67	59.81	69.31	108.25	53.85	81.03

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class 1 shares.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.31	1.00	1.65	1.40	1.55	1.25	0.95	0.90	0.93
Net (%)	1.02	0.71	1.34	1.09	1.24	0.84	0.64	0.59	0.64

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class I shares were first offered on 3-27-15. Class R2 and Class R6 shares were first offered on 3-1-12 and 9-1-11, respectively. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class I, Class R2, and Class R6 shares, as applicable.
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       12

Multimanager 2040 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2040 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Index 3 is 66.50% Russell 3000 Index, 28.50% MSCI AC World ex-US Index, 4.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 1.00% Bank of America Merrill Lynch U.S. High Yield Master II Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Equity	84.0
Large Blend	36.5
U.S. Large Cap	18.5
International Large Cap	8.9
U.S. Mid Cap	6.5
Emerging Markets	5.7
International Small Cap	3.7
U.S. Small Cap	2.9
Global Large Cap	1.3
Fixed income	6.9
Intermediate Bond	2.4
Multi-Sector Bond	1.5
Short-Term Bond	1.0
Global Bond	0.8
Bank Loan	0.5
Treasury Inflation-Protected Securities	0.4
High Yield Bond	0.3
Alternative and specialty	9.1
Financial Industries	1.8
Natural Resources	1.5
Global Absolute Return Strategies	1.2
Science & Technology	1.2
Currency	1.2
Health Sciences	1.2
Real Estate	1.0

As a percentage of net assets.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-17 (%)

	Class A	Class I1,2	Class R1[1]	Class R2[1,2]	Class R3[1]	Class R4[1]	Class R5[1]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3
Start date	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07
Average annual total returns
1 year	10.00	16.18	15.39	15.69	15.61	16.00	16.25	16.24	16.26	16.23	0.49	16.36
5 year	9.26	10.34	10.07	10.36	10.19	10.62	10.85	10.89	10.85	14.34	2.19	11.91
10 year	4.43	4.75	4.71	4.29	4.80	5.16	5.43	4.80	5.42	7.61	4.40	6.11
Cumulative returns
5 year	55.73	63.56	61.59	63.67	62.43	65.64	67.35	67.71	67.41	95.43	11.44	75.53
10 year	54.22	58.98	58.51	52.18	59.88	65.38	69.69	59.86	69.49	108.25	53.85	81.03

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class 1 shares.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.31	1.00	1.65	1.40	1.55	1.25	0.95	0.90	0.93
Net (%)	1.02	0.71	1.34	1.09	1.24	0.84	0.64	0.59	0.64

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class I shares were first offered on 3-27-15. Class R2 and Class R6 shares were first offered on 3-1-12 and 9-1-11, respectively. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class I, Class R2, and Class R6 shares, as applicable.
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       13

Multimanager 2035 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2035 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Index 3 is 62.30% Russell 3000 Index, 26.70% MSCI AC World ex-US Index, 8.80% Bloomberg Barclays U.S. Aggregate Bond Index, and 2.20% Bank of America Merrill Lynch U.S. High Yield Master II Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Equity	78.2
Large Blend	33.9
U.S. Large Cap	17.6
International Large Cap	8.3
U.S. Mid Cap	6.1
Emerging Markets	5.1
International Small Cap	3.4
U.S. Small Cap	2.6
Global Large Cap	1.2
Fixed income	12.9
Intermediate Bond	3.9
Multi-Sector Bond	3.3
Global Bond	1.8
Bank Loan	1.2
Short-Term Bond	1.0
Treasury Inflation-Protected Securities	1.0
High Yield Bond	0.7
Alternative and specialty	8.9
Financial Industries	1.6
Currency	1.4
Global Absolute Return Strategies	1.4
Natural Resources	1.4
Science & Technology	1.1
Health Sciences	1.0
Real Estate	1.0

As a percentage of net assets.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-17 (%)

	Class A	Class I1,2	Class R1[1]	Class R2[1,2]	Class R3[1]	Class R4[1]	Class R5[1]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3
Start date	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07
Average annual total returns
1 year	9.30	15.41	14.72	14.91	14.81	15.18	15.39	15.46	15.49	16.23	0.49	15.49
5 year	9.06	10.13	9.86	10.15	9.97	10.41	10.63	10.67	10.63	14.34	2.19	11.69
10 year	4.33	4.65	4.62	4.19	4.70	5.09	5.33	4.77	5.32	7.61	4.40	6.01
Cumulative returns
5 year	54.25	61.99	59.99	62.16	60.84	64.06	65.75	66.03	65.75	95.43	11.44	73.83
10 year	52.77	57.49	57.07	50.73	58.36	64.24	68.05	59.41	67.96	108.25	53.85	79.29

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class 1 shares.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.30	0.99	1.64	1.39	1.54	1.24	0.94	0.89	0.93
Net (%)	1.01	0.70	1.34	1.09	1.24	0.84	0.64	0.59	0.64

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class I shares were first offered on 3-27-15. Class R2 and Class R6 shares were first offered on 3-1-12 and 9-1-11, respectively. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class I, Class R2, and Class R6 shares, as applicable.
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       14

Multimanager 2030 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2030 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Index 3 is 56.70% Russell 3000 Index, 24.30% MSCI AC World ex-US Index, 15.20% Bloomberg Barclays U.S. Aggregate Bond Index, and 3.80% Bank of America Merrill Lynch U.S. High Yield Master II Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Equity	70.0
Large Blend	30.2
U.S. Large Cap	16.4
International Large Cap	7.7
U.S. Mid Cap	5.4
Emerging Markets	4.1
International Small Cap	3.0
U.S. Small Cap	2.0
Global Large Cap	1.2
Fixed income	21.2
Intermediate Bond	6.9
Multi-Sector Bond	5.7
Global Bond	3.0
Bank Loan	1.9
Treasury Inflation-Protected Securities	1.6
High Yield Bond	1.1
Short-Term Bond	1.0
Alternative and specialty	8.8
Currency	1.6
Global Absolute Return Strategies	1.6
Financial Industries	1.5
Natural Resources	1.2
Real Estate	1.0
Science & Technology	1.0
Health Sciences	0.9

As a percentage of net assets.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-17 (%)

	Class A	Class I1,2	Class R1[1]	Class R2[1,2]	Class R3[1]	Class R4[1]	Class R5[1]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3
Start date	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07
Average annual total returns
1 year	8.13	14.22	13.44	13.74	13.65	13.99	14.20	14.26	14.29	16.23	0.49	14.24
5 year	8.53	9.61	9.33	9.58	9.45	9.88	10.08	10.14	10.09	14.34	2.19	11.08
10 year	4.12	4.43	4.38	4.06	4.48	4.83	5.09	4.62	5.09	7.61	4.40	5.75
Cumulative returns
5 year	50.58	58.23	56.22	58.02	57.08	60.17	61.65	62.06	61.72	95.43	11.44	69.09
10 year	49.68	54.23	53.59	48.91	55.03	60.25	64.26	57.14	64.27	108.25	53.85	74.82

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class 1 shares.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.29	0.98	1.63	1.38	1.53	1.23	0.93	0.88	0.91
Net (%)	1.00	0.69	1.32	1.07	1.22	0.82	0.62	0.57	0.62

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class I shares were first offered on 3-27-15. Class R2 and Class R6 shares were first offered on 3-1-12 and 9-1-11, respectively. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class I, Class R2, and Class R6 shares, as applicable.
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       15

Multimanager 2025 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2025 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Index 3 is 49.00% Russell 3000 Index, 21.00% MSCI AC World ex-US Index, 24.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 6.00% Bank of America Merrill Lynch U.S. High Yield Master II Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Equity	60.4
Large Blend	26.6
U.S. Large Cap	14.7
International Large Cap	6.3
U.S. Mid Cap	4.5
Emerging Markets	3.0
International Small Cap	2.4
U.S. Small Cap	1.7
Global Large Cap	1.2
Fixed income	31.2
Intermediate Bond	10.4
Multi-Sector Bond	9.2
Global Bond	3.8
Bank Loan	3.0
Treasury Inflation-Protected Securities	2.6
High Yield Bond	1.7
Short-Term Bond	0.5
Alternative and specialty	8.4
Currency	1.9
Global Absolute Return Strategies	1.7
Financial Industries	1.3
Natural Resources	1.0
Real Estate	1.0
Science & Technology	0.8
Health Sciences	0.7

As a percentage of net assets.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-17 (%)

	Class A	Class I1,2	Class R1[1]	Class R2[1,2]	Class R3[1]	Class R4[1]	Class R5[1]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3
Start date	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07
Average annual total returns
1 year	6.63	12.61	11.82	12.20	11.92	12.45	12.68	12.75	12.68	16.23	0.49	12.54
5 year	7.77	8.83	8.56	8.84	8.66	9.11	9.33	9.37	9.33	14.34	2.19	10.20
10 year	4.01	4.33	4.28	3.97	4.35	4.73	4.98	4.55	4.98	7.61	4.40	5.58
Cumulative returns
5 year	45.38	52.66	50.77	52.77	51.46	54.65	56.21	56.47	56.19	95.43	11.44	62.51
10 year	48.24	52.76	52.01	47.56	53.15	58.81	62.58	56.02	62.52	108.25	53.85	72.08

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class 1 shares.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.29	0.97	1.63	1.37	1.53	1.22	0.93	0.88	0.91
Net (%)	1.00	0.68	1.32	1.07	1.22	0.82	0.62	0.57	0.62

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class I shares were first offered on 3-27-15. Class R2 and Class R6 shares were first offered on 3-1-12 and 9-1-11, respectively. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class I, Class R2, and Class R6 shares, as applicable.
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       16

Multimanager 2020 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2020 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Index 3 is 40.60% Russell 3000 Index, 17.40% MSCI AC World ex-US Index, 33.60% Bloomberg Barclays U.S. Aggregate Bond Index, and 8.40% Bank of America Merrill Lynch U.S. High Yield Master II Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Equity	49.3
Large Blend	21.7
U.S. Large Cap	12.7
International Large Cap	5.1
U.S. Mid Cap	3.5
Emerging Markets	2.0
International Small Cap	1.7
U.S. Small Cap	1.3
Global Large Cap	1.3
Fixed income	42.8
Intermediate Bond	15.3
Multi-Sector Bond	12.3
Global Bond	5.0
Bank Loan	3.9
Treasury Inflation-Protected Securities	3.6
High Yield Bond	2.2
Short-Term Bond	0.5
Alternative and specialty	7.9
Currency	2.1
Global Absolute Return Strategies	2.0
Financial Industries	1.0
Real Estate	1.0
Natural Resources	0.8
Science & Technology	0.5
Health Sciences	0.5

As a percentage of net assets.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-17 (%)

	Class A	Class I1,2	Class R1[1]	Class R2[1,2]	Class R3[1]	Class R4[1]	Class R5[1]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3
Start date	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07
Average annual total returns
1 year	4.90	10.76	10.09	10.37	10.09	10.55	10.84	10.92	10.84	16.23	0.49	10.71
5 year	6.75	7.82	7.54	7.80	7.64	8.05	8.26	8.33	8.28	14.34	2.19	9.09
10 year	3.89	4.21	4.16	3.84	4.25	4.60	4.88	4.41	4.87	7.61	4.40	5.42
Cumulative returns
5 year	38.60	45.69	43.81	45.59	44.50	47.27	48.74	49.16	48.88	95.43	11.44	54.48
10 year	46.45	51.04	50.38	45.70	51.67	56.82	60.96	53.94	60.91	108.25	53.85	69.48

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class 1 shares.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.28	0.97	1.62	1.37	1.52	1.22	0.92	0.87	0.91
Net (%)	0.97	0.66	1.30	1.05	1.20	0.80	0.60	0.55	0.60

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class I shares were first offered on 3-27-15. Class R2 and Class R6 shares were first offered on 3-1-12 and 9-1-11, respectively. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class I, Class R2, and Class R6 shares, as applicable.
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       17

Multimanager 2015 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2015 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Index 3 is 33.25% Russell 3000 Index, 14.25% MSCI AC World ex-US Index, 42.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 10.50% Bank of America Merrill Lynch U.S. High Yield Master II Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Equity	40.7
Large Blend	18.4
U.S. Large Cap	10.2
International Large Cap	4.4
U.S. Mid Cap	2.7
Emerging Markets	1.5
International Small Cap	1.3
Global Large Cap	1.3
U.S. Small Cap	0.9
Fixed income	52.4
Intermediate Bond	21.2
Multi-Sector Bond	13.5
Global Bond	6.4
Bank Loan	4.6
Treasury Inflation-Protected Securities	4.3
High Yield Bond	2.4
Alternative and specialty	6.9
Global Absolute Return Strategies	2.2
Currency	2.2
Real Estate	0.9
Natural Resources	0.6
Financial Industries	0.4
Science & Technology	0.3
Health Sciences	0.3

As a percentage of net assets.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-17 (%)

	Class A	Class I1,2	Class R1[1]	Class R2[1,2]	Class R3[1]	Class R4[1]	Class R5[1]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3
Start date	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07
Average annual total returns
1 year	3.35	9.27	8.48	8.88	8.70	9.04	9.34	9.29	9.34	16.23	0.49	9.14
5 year	5.77	6.82	6.55	6.83	6.68	7.08	7.30	7.36	7.30	14.34	2.19	8.07
10 year	3.78	4.10	4.06	3.75	4.15	4.51	4.78	4.23	4.76	7.61	4.40	5.41
Cumulative returns
5 year	32.38	39.07	37.34	39.17	38.15	40.80	42.26	42.60	42.26	95.43	11.44	47.43
10 year	44.95	49.45	48.91	44.45	50.21	55.45	59.46	51.39	59.24	108.25	53.85	69.28

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class 1 shares.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.30	0.99	1.64	1.39	1.54	1.24	0.94	0.89	0.92
Net (%)	0.96	0.65	1.28	1.03	1.18	0.78	0.58	0.53	0.58

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class I shares were first offered on 3-27-15. Class R2 and Class R6 shares were first offered on 3-1-12 and 9-1-11, respectively. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class I, Class R2, and Class R6 shares, as applicable.
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       18

Multimanager 2010 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2010 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Index 3 is 28.90% Russell 3000 Index, 12.40% MSCI AC World ex-US Index, 47.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 11.80% Bank of America Merrill Lynch U.S. High Yield Master II Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Equity	35.4
Large Blend	16.0
U.S. Large Cap	9.1
International Large Cap	4.0
U.S. Mid Cap	2.2
Global Large Cap	1.3
Emerging Markets	1.1
International Small Cap	1.0
U.S. Small Cap	0.7
Fixed income	58.2
Intermediate Bond	24.4
Multi-Sector Bond	13.9
Global Bond	7.2
Bank Loan	4.8
Treasury Inflation-Protected Securities	4.8
High Yield Bond	2.9
Short-Term Bond	0.2
Alternative and specialty	6.4
Global Absolute Return Strategies	2.5
Currency	2.4
Real Estate	1.0
Natural Resources	0.5

As a percentage of net assets.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-17 (%)

	Class A	Class I1,2	Class R1[1]	Class R2[1,2]	Class R3[1]	Class R4[1]	Class R5[1]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3
Start date	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07
Average annual total returns
1 year	2.32	8.17	7.53	7.75	7.60	8.03	8.13	8.29	8.24	16.23	0.49	8.16
5 year	5.02	6.06	5.81	6.05	5.90	6.32	6.53	6.60	6.55	14.34	2.19	7.25
10 year	3.79	4.10	4.07	3.64	4.14	4.52	4.77	4.19	4.77	7.61	4.40	5.42
Cumulative returns
5 year	27.76	34.23	32.61	34.14	33.20	35.88	37.21	37.66	37.32	95.43	11.44	41.93
10 year	44.99	49.42	49.03	43.00	50.10	55.60	59.36	50.79	59.36	108.25	53.85	69.59

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class 1 shares.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.33	1.01	1.67	1.42	1.57	1.27	0.97	0.92	0.95
Net (%)	0.93	0.61	1.25	1.00	1.15	0.75	0.55	0.50	0.55

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class I shares were first offered on 3-27-15. Class R2 and Class R6 shares were first offered on 3-1-12 and 9-1-11, respectively. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class I, Class R2, and Class R6 shares, as applicable.
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       19

Your expenses

As a shareholder of a John Hancock Funds II Multimanager Lifetime Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchases or redemptions, and (2) ongoing costs, including management fees, distribution and service (Rule 12b-1) fees, and other portfolio expenses. In addition to the operating expenses that each portfolio bears directly, the portfolio indirectly bears a pro rata share of the operating expenses of the affiliated underlying funds in which the portfolio invests. Because underlying funds have varied operating expenses and transaction costs, and a portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would have been higher than the amounts shown.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in a portfolio so you can compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 at the beginning of the period and held for the entire period ( March 1, 2017 through August 31, 2017).

Actual expenses:

The first line of each share class in the tables below and on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the tables on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. See the portfolios' prospectuses for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       20

SHAREHOLDER EXPENSE EXAMPLE CHART

		Beginning account value 3-1-2017	Ending account value 8-31-2017	Expenses paid during period[1] 3-1-2017-8-31-2017	Annualized Expense Ratio[2]
Multimanager 2060 Lifetime Portfolio
Class A	Actual	$1,000.00	$1,078.30	$2.20	0.42%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.10	2.14	0.42%
Class I	Actual	1,000.00	1,080.00	0.52	0.10%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.51	0.10%
Class R1	Actual	1,000.00	1,078.30	2.67	0.51%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.60	2.60	0.51%
Class R2	Actual	1,000.00	1,080.10	1.42	0.27%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.80	1.38	0.27%
Class R3	Actual	1,000.00	1,078.30	2.67	0.51%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.60	2.60	0.51%
Class R4	Actual	1,000.00	1,079.10	0.84	0.16%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.40	0.82	0.16%
Class R5	Actual	1,000.00	1,080.90	0.16	0.03%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.10	0.15	0.03%
Class R6	Actual	1,000.00	1,080.90	0.00	0.00%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.20	0.00	0.00%
Class 1	Actual	1,000.00	1,080.00	0.26	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.00	0.26	0.05%
Multimanager 2055 Lifetime Portfolio
Class A	Actual	$1,000.00	$1,079.10	$2.20	0.42%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.10	2.14	0.42%
Class I	Actual	1,000.00	1,079.90	0.58	0.11%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.56	0.11%
Class R1	Actual	1,000.00	1,079.10	2.67	0.51%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.60	2.60	0.51%
Class R2	Actual	1,000.00	1,080.00	1.73	0.33%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.50	1.68	0.33%
Class R3	Actual	1,000.00	1,078.20	2.93	0.56%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.40	2.85	0.56%
Class R4	Actual	1,000.00	1,080.90	0.89	0.17%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.30	0.87	0.17%
Class R5	Actual	1,000.00	1,081.80	0.16	0.03%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.10	0.15	0.03%
Class R6	Actual	1,000.00	1,080.90	0.00	0.00%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.20	0.00	0.00%
Class 1	Actual	1,000.00	1,081.90	0.26	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.00	0.26	0.05%

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SHAREHOLDER EXPENSE EXAMPLE CHART (continued)

		Beginning account value 3-1-2017	Ending account value 8-31-2017	Expenses paid during period[1] 3-1-2017-8-31-2017	Annualized Expense Ratio[2]
Multimanager 2050 Lifetime Portfolio
Class A	Actual	$1,000.00	$1,079.70	$2.20	0.42%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.10	2.14	0.42%
Class I	Actual	1,000.00	1,081.40	0.58	0.11%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.56	0.11%
Class R1	Actual	1,000.00	1,077.20	4.08	0.78%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.97	0.78%
Class R2	Actual	1,000.00	1,078.80	2.62	0.50%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.70	2.55	0.50%
Class R3	Actual	1,000.00	1,077.20	3.77	0.72%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.60	3.67	0.72%
Class R4	Actual	1,000.00	1,079.70	1.31	0.25%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	1.28	0.25%
Class R5	Actual	1,000.00	1,081.30	0.21	0.04%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.00	0.20	0.04%
Class R6	Actual	1,000.00	1,081.30	0.00	0.00%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.20	0.00	0.00%
Class 1	Actual	1,000.00	1,080.50	0.26	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.00	0.26	0.05%
Multimanager 2045 Lifetime Portfolio
Class A	Actual	$1,000.00	$1,078.90	$2.20	0.42%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.10	2.14	0.42%
Class I	Actual	1,000.00	1,081.20	0.52	0.10%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.51	0.10%
Class R1	Actual	1,000.00	1,077.30	3.93	0.75%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.82	0.75%
Class R2	Actual	1,000.00	1,079.60	2.62	0.50%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.70	2.55	0.50%
Class R3	Actual	1,000.00	1,077.20	3.40	0.65%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.31	0.65%
Class R4	Actual	1,000.00	1,079.60	1.31	0.25%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	1.28	0.25%
Class R5	Actual	1,000.00	1,082.00	0.26	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.00	0.26	0.05%
Class R6	Actual	1,000.00	1,082.20	0.00	0.00%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.20	0.00	0.00%
Class 1	Actual	1,000.00	1,081.20	0.26	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.00	0.26	0.05%

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SHAREHOLDER EXPENSE EXAMPLE CHART (continued)

		Beginning account value 3-1-2017	Ending account value 8-31-2017	Expenses paid during period[1] 3-1-2017-8-31-2017	Annualized Expense Ratio[2]
Multimanager 2040 Lifetime Portfolio
Class A	Actual	$1,000.00	$1,079.00	$2.20	0.42%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.10	2.14	0.42%
Class I	Actual	1,000.00	1,080.40	0.58	0.11%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.56	0.11%
Class R1	Actual	1,000.00	1,076.50	3.93	0.75%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.82	0.75%
Class R2	Actual	1,000.00	1,077.90	2.62	0.50%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.70	2.55	0.50%
Class R3	Actual	1,000.00	1,078.40	3.41	0.65%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.31	0.65%
Class R4	Actual	1,000.00	1,079.90	1.31	0.25%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	1.28	0.25%
Class R5	Actual	1,000.00	1,081.30	0.26	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.00	0.26	0.05%
Class R6	Actual	1,000.00	1,081.40	0.00	0.00%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.20	0.00	0.00%
Class 1	Actual	1,000.00	1,081.40	0.26	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.00	0.26	0.05%
Multimanager 2035 Lifetime Portfolio
Class A	Actual	$1,000.00	$1,074.40	$2.20	0.42%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.10	2.14	0.42%
Class I	Actual	1,000.00	1,076.70	0.52	0.10%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.51	0.10%
Class R1	Actual	1,000.00	1,073.70	3.92	0.75%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.82	0.75%
Class R2	Actual	1,000.00	1,074.10	2.61	0.50%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.70	2.55	0.50%
Class R3	Actual	1,000.00	1,073.60	3.40	0.65%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.31	0.65%
Class R4	Actual	1,000.00	1,075.90	1.31	0.25%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	1.28	0.25%
Class R5	Actual	1,000.00	1,076.70	0.26	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.00	0.26	0.05%
Class R6	Actual	1,000.00	1,076.70	0.00	0.00%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.20	0.00	0.00%
Class 1	Actual	1,000.00	1,076.70	0.26	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.00	0.26	0.05%

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       23

SHAREHOLDER EXPENSE EXAMPLE CHART (continued)

		Beginning account value 3-1-2017	Ending account value 8-31-2017	Expenses paid during period[1] 3-1-2017-8-31-2017	Annualized Expense Ratio[2]
Multimanager 2030 Lifetime Portfolio
Class A	Actual	$1,000.00	$1,069.10	$2.19	0.42%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.10	2.14	0.42%
Class I	Actual	1,000.00	1,071.10	0.57	0.11%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.56	0.11%
Class R1	Actual	1,000.00	1,067.60	3.91	0.75%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.82	0.75%
Class R2	Actual	1,000.00	1,068.60	2.61	0.50%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.70	2.55	0.50%
Class R3	Actual	1,000.00	1,068.50	3.39	0.65%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.31	0.65%
Class R4	Actual	1,000.00	1,070.30	1.30	0.25%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	1.28	0.25%
Class R5	Actual	1,000.00	1,071.20	0.26	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.00	0.26	0.05%
Class R6	Actual	1,000.00	1,071.20	0.00	0.00%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.20	0.00	0.00%
Class 1	Actual	1,000.00	1,071.10	0.26	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.00	0.26	0.05%
Multimanager 2025 Lifetime Portfolio
Class A	Actual	$1,000.00	$1,062.20	$2.18	0.42%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.10	2.14	0.42%
Class I	Actual	1,000.00	1,064.30	0.52	0.10%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.51	0.10%
Class R1	Actual	1,000.00	1,060.60	3.74	0.72%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.60	3.67	0.72%
Class R2	Actual	1,000.00	1,062.50	2.60	0.50%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.70	2.55	0.50%
Class R3	Actual	1,000.00	1,061.50	3.38	0.65%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.31	0.65%
Class R4	Actual	1,000.00	1,063.20	1.30	0.25%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	1.28	0.25%
Class R5	Actual	1,000.00	1,064.20	0.26	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.00	0.26	0.05%
Class R6	Actual	1,000.00	1,064.30	0.00	0.00%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.20	0.00	0.00%
Class 1	Actual	1,000.00	1,064.20	0.26	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.00	0.26	0.05%

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       24

SHAREHOLDER EXPENSE EXAMPLE CHART (continued)

		Beginning account value 3-1-2017	Ending account value 8-31-2017	Expenses paid during period[1] 3-1-2017-8-31-2017	Annualized Expense Ratio[2]
Multimanager 2020 Lifetime Portfolio
Class A	Actual	$1,000.00	$1,054.00	$2.17	0.42%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.10	2.14	0.42%
Class I	Actual	1,000.00	1,056.00	0.52	0.10%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.51	0.10%
Class R1	Actual	1,000.00	1,052.20	3.88	0.75%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.82	0.75%
Class R2	Actual	1,000.00	1,054.20	2.59	0.50%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.70	2.55	0.50%
Class R3	Actual	1,000.00	1,053.20	3.36	0.65%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.31	0.65%
Class R4	Actual	1,000.00	1,055.20	1.30	0.25%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	1.28	0.25%
Class R5	Actual	1,000.00	1,056.00	0.26	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.00	0.26	0.05%
Class R6	Actual	1,000.00	1,057.10	0.00	0.00%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.20	0.00	0.00%
Class 1	Actual	1,000.00	1,056.00	0.26	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.00	0.26	0.05%
Multimanager 2015 Lifetime Portfolio
Class A	Actual	$1,000.00	$1,048.70	$2.17	0.42%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.10	2.14	0.42%
Class I	Actual	1,000.00	1,050.80	0.57	0.11%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.56	0.11%
Class R1	Actual	1,000.00	1,047.80	3.87	0.75%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.82	0.75%
Class R2	Actual	1,000.00	1,048.90	2.58	0.50%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.70	2.55	0.50%
Class R3	Actual	1,000.00	1,047.70	3.35	0.65%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.31	0.65%
Class R4	Actual	1,000.00	1,049.80	1.29	0.25%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	1.28	0.25%
Class R5	Actual	1,000.00	1,050.80	0.26	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.00	0.26	0.05%
Class R6	Actual	1,000.00	1,050.80	0.00	0.00%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.20	0.00	0.00%
Class 1	Actual	1,000.00	1,050.80	0.26	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.00	0.26	0.05%

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       25

SHAREHOLDER EXPENSE EXAMPLE CHART (continued)

		Beginning account value 3-1-2017	Ending account value 8-31-2017	Expenses paid during period[1] 3-1-2017-8-31-2017	Annualized Expense Ratio[2]
Multimanager 2010 Lifetime Portfolio
Class A	Actual	$1,000.00	$1,044.90	$2.16	0.42%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.10	2.14	0.42%
Class I	Actual	1,000.00	1,047.10	0.57	0.11%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.56	0.11%
Class R1	Actual	1,000.00	1,044.00	3.55	0.69%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.70	3.52	0.69%
Class R2	Actual	1,000.00	1,045.00	2.47	0.48%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.80	2.45	0.48%
Class R3	Actual	1,000.00	1,043.90	3.35	0.65%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.31	0.65%
Class R4	Actual	1,000.00	1,046.10	1.29	0.25%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	1.28	0.25%
Class R5	Actual	1,000.00	1,047.10	0.26	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.00	0.26	0.05%
Class R6	Actual	1,000.00	1,047.10	0.00	0.00%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.20	0.00	0.00%
Class 1	Actual	1,000.00	1,047.10	0.26	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.00	0.26	0.05%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184) and divided by 365 (to reflect the one-half year period).
[2]	The portfolios' expense ratios do not include fees and expenses indirectly incurred by the underlying funds and can vary based on the mix of underlying funds held by the portfolios. The range of expense ratios of the underlying funds held by the portfolios was as follows:

Period ended	Multimanager 2060 Lifetime	Multimanager 2055 Lifetime	Multimanager 2050 Lifetime	Multimanager 2045 Lifetime	Multimanager 2040 Lifetime	Multimanager 2035 Lifetime	Multimanager 2030 Lifetime	Multimanager 2025 Lifetime	Multimanager 2020 Lifetime	Multimanager 2015 Lifetime	Multimanager 2010 Lifetime
8-31-17	0.41%-1.22%	0.41%-1.22%	0.41%-1.22%	0.41%-1.22%	0.41%-1.22%	0.41%-1.22%	0.41%-1.22%	0.41%-1.22%	0.41%-1.22%	0.41%-1.22%	0.41%-1.22%

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       26

Portfolios' investments
INVESTMENT COMPANIES
Underlying Funds' Investment Managers
Allianz Global Investors	(Allianz)
Barrow, Hanley, Mewhinney & Strauss, LLC	(Barrow Hanley)
Boston Partners Global Investors, Inc.	(Boston Partners)
Dimensional Fund Advisors LP	(DFA)
Epoch Investment Partners, Inc.	(Epoch)
First Quadrant, L.P.	(First Quadrant)
Franklin Templeton Investments Corp.	(Franklin Templeton)
Invesco Advisers, Inc.	(Invesco)
Jennison Associates LLC	(Jennison)
John Hancock Asset Management	(JHAM)
Pacific Investment Management Company LLC	(PIMCO)
Standard Life Investments (Corporate Funds) Limited	(Standard Life)
Stone Harbor Investment Partners LP	(Stone Harbor)
T. Rowe Price Associates, Inc.	(T. Rowe Price)
Templeton Investment Counsel, LLC	(Templeton)
Wellington Management Company LLP	(Wellington)
Wells Capital Management, Incorporated	(Wells Capital)
Western Asset Management Company	(WAMCO)
MULTIMANAGER 2060 LIFETIME PORTFOLIO

As of 8-31-17
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (A) - 99.6%
Equity - 84.5%
Blue Chip Growth, Class NAV (T. Rowe Price)	13,388	$521,464
Capital Appreciation, Class NAV (Jennison)	27,238	506,619
Capital Appreciation Value, Class NAV (T. Rowe Price)	91,427	1,120,891
Disciplined Value, Class NAV (Boston Partners)	26,756	561,344
Disciplined Value International, Class NAV (Boston Partners)	5,381	73,015
Emerging Markets, Class NAV (DFA)	62,509	719,473
Emerging Markets Equity, Class NAV (JHAM) (B)(C)	63,113	719,485
Equity Income, Class NAV (T. Rowe Price)	35,595	719,726
Fundamental Global Franchise, Class NAV (JHAM) (B)(C)	22,389	319,932
Fundamental Large Cap Core, Class NAV (JHAM) (B)(C)	8,653	450,632
Global Equity, Class NAV (JHAM) (B)(C)	38,136	459,156
Global Shareholder Yield, Class NAV (Epoch)	24,541	278,541
International Growth, Class NAV (Wellington)	14,121	368,981
International Growth Stock, Class NAV (Invesco)	36,520	505,073
International Small Cap, Class NAV (Franklin Templeton)	22,322	474,337
International Small Company, Class NAV (DFA)	38,574	475,618
International Value, Class NAV (Templeton)	20,922	350,869
International Value Equity, Class NAV (JHAM) (B)(C)	53,236	457,829
Mid Cap Stock, Class NAV (Wellington)	37,744	842,436
Mid Value, Class NAV (T. Rowe Price)	52,102	833,636
Small Cap Growth, Class NAV (Wellington) (D)	19,927	187,114
Small Cap Value, Class NAV (Wellington)	11,061	223,439
Small Company Growth, Class NAV (Invesco)	9,212	187,095
Small Company Value, Class NAV (T. Rowe Price)	5,128	148,769
Strategic Equity Allocation, Class NAV (JHAM) (B)(C)	659,985	9,233,187
Strategic Growth, Class NAV (JHAM) (B)(C)	26,781	506,159
Value Equity, Class NAV (Barrow Hanley)	26,608	320,888
Fixed income - 5.9%
Asia Pacific Total Return Bond, Class NAV (JHAM) (B)(C)	4,497	44,066
Bond, Class NAV (JHAM) (B)(C)	14,286	229,437
Core Bond, Class NAV (Wells Capital)	6,013	78,948
Emerging Markets Debt, Class NAV (JHAM) (B)(C)	10,617	104,787
Floating Rate Income, Class NAV (WAMCO)	15,157	128,076
Global Bond, Class NAV (PIMCO)	1,723	22,085
Global Income, Class NAV (Stone Harbor)	2,779	26,596
Global Short Duration Credit, Class NAV (JHAM) (B)(C)	3,589	32,949
High Yield, Class NAV (JHAM) (B)(C)*	9,768	34,382
High Yield, Class NAV (WAMCO)	2,115	17,368
Real Return Bond, Class NAV (PIMCO)	9,880	110,463
Short Duration Credit Opportunities, Class NAV (Stone Harbor)	10,132	98,587
27	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Fixed income - (continued)
Short Term Government Income, Class NAV (JHAM) (B)(C)	13,331	$126,774
Spectrum Income, Class NAV (T. Rowe Price)	8,635	93,866
Strategic Income Opportunities, Class NAV (JHAM) (B)(C)	15,472	169,111
Total Return, Class NAV (PIMCO)	12,707	175,354
U.S. High Yield Bond, Class NAV (Wells Capital)	2,201	25,094
Alternative and specialty - 9.2%
Absolute Return Currency, Class NAV (First Quadrant) (D)	33,082	314,943
Financial Industries, Class NAV (JHAM) (B)(C)	21,627	426,266
Global Absolute Return Strategies, Class NAV (Standard Life) (D)	30,781	318,582
Global Real Estate, Class NAV (Deutsche)	13,186	127,773
Health Sciences, Class NAV (T. Rowe Price)	60,957	305,394
Natural Resources, Class NAV (Jennison)	35,643	393,855
Real Estate Equity, Class NAV (T. Rowe Price)	12,372	127,305
Science & Technology, Class NAV (T. Rowe Price/Allianz)	23,376	323,751

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $23,752,129)		$25,421,520
SHORT-TERM INVESTMENTS - 0.2%
Money market funds - 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.9295% (E)	44,859	44,859

TOTAL SHORT-TERM INVESTMENTS (Cost $44,859)		$44,859
Total investments (Cost $23,796,988) - 99.8%		$25,466,379
Other assets and liabilities, net - 0.2%		38,622
TOTAL NET ASSETS - 100.0%		$25,505,001
MULTIMANAGER 2055 LIFETIME PORTFOLIO

As of 8-31-17
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (A) - 100.0%
Equity - 84.9%
Blue Chip Growth, Class NAV (T. Rowe Price)	75,744	$2,950,244
Capital Appreciation, Class NAV (Jennison)	153,463	2,854,420
Capital Appreciation Value, Class NAV (T. Rowe Price)	519,756	6,372,215
Disciplined Value, Class NAV (Boston Partners)	152,106	3,191,181
Disciplined Value International, Class NAV (Boston Partners)	30,628	415,623
Emerging Markets, Class NAV (DFA)	356,778	4,106,509
Emerging Markets Equity, Class NAV (JHAM) (B)(C)	360,220	4,106,509
Equity Income, Class NAV (T. Rowe Price)	202,812	4,100,856
Fundamental Global Franchise, Class NAV (JHAM) (B)(C)	127,002	1,814,855
Fundamental Large Cap Core, Class NAV (JHAM) (B)(C)	49,049	2,554,482
Global Equity, Class NAV (JHAM) (B)(C)	216,778	2,610,004
Global Shareholder Yield, Class NAV (Epoch)	139,450	1,582,761
International Growth, Class NAV (Wellington)	97,632	2,551,122
International Growth Stock, Class NAV (Invesco)	205,031	2,835,575
	Shares	Value
Equity - (continued)
International Small Cap, Class NAV (Franklin Templeton)	126,726	$2,692,926
International Small Company, Class NAV (DFA)	218,404	2,692,926
International Value, Class NAV (Templeton)	88,889	1,490,669
International Value Equity, Class NAV (JHAM) (B)(C)	302,258	2,599,422
Mid Cap Stock, Class NAV (Wellington)	212,353	4,739,730
Mid Value, Class NAV (T. Rowe Price)	296,224	4,739,585
Small Cap Growth, Class NAV (Wellington) (D)	112,362	1,055,077
Small Cap Value, Class NAV (Wellington)	62,681	1,266,151
Small Company Growth, Class NAV (Invesco)	51,949	1,055,077
Small Company Value, Class NAV (T. Rowe Price)	29,099	844,149
Strategic Equity Allocation, Class NAV (JHAM) (B)(C)	3,749,252	52,452,042
Strategic Growth, Class NAV (JHAM) (B)(C)	151,028	2,854,420
Value Equity, Class NAV (Barrow Hanley)	151,123	1,822,538
Fixed income - 6.0%
Asia Pacific Total Return Bond, Class NAV (JHAM) (B)(C)	25,659	251,458
Bond, Class NAV (JHAM) (B)(C)	81,522	1,309,244
Core Bond, Class NAV (Wells Capital)	34,740	456,139
Emerging Markets Debt, Class NAV (JHAM) (B)(C)	62,538	617,249
Floating Rate Income, Class NAV (WAMCO)	85,039	718,576
Global Bond, Class NAV (PIMCO)	9,820	125,896
Global Income, Class NAV (Stone Harbor)	15,604	149,334
Global Short Duration Credit, Class NAV (JHAM) (B)(C)	20,126	184,755
High Yield, Class NAV (JHAM) (B)(C)*	55,645	195,870
High Yield, Class NAV (WAMCO)	12,072	99,107
Real Return Bond, Class NAV (PIMCO)	56,304	629,478
Short Duration Credit Opportunities, Class NAV (Stone Harbor)	56,763	552,303
Short Term Government Income, Class NAV (JHAM) (B)(C)	76,068	723,411
Spectrum Income, Class NAV (T. Rowe Price)	49,247	535,310
Strategic Income Opportunities, Class NAV (JHAM) (B)(C)	88,157	963,558
Total Return, Class NAV (PIMCO)	73,390	1,012,779
U.S. High Yield Bond, Class NAV (Wells Capital)	12,556	143,136
Alternative and specialty - 9.1%
Absolute Return Currency, Class NAV (First Quadrant) (D)	188,769	1,797,076
Financial Industries, Class NAV (JHAM) (B)(C)	123,403	2,432,274
Global Absolute Return Strategies, Class NAV (Standard Life) (D)	176,036	1,821,975
Global Real Estate, Class NAV (Deutsche)	74,848	725,275
Health Sciences, Class NAV (T. Rowe Price)	342,223	1,714,537
Natural Resources, Class NAV (Jennison)	190,464	2,104,622
Real Estate Equity, Class NAV (T. Rowe Price)	70,371	724,115
Science & Technology, Class NAV (T. Rowe Price/Allianz)	132,198	1,830,946

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $130,833,857)		$144,169,491
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	28

	Shares	Value

SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.9295% (E)	20,482	$20,482

TOTAL SHORT-TERM INVESTMENTS (Cost $20,482)		$20,482
Total investments (Cost $130,854,339) - 100.0%		$144,189,973
Other assets and liabilities, net - 0.0%		24,363
TOTAL NET ASSETS - 100.0%		$144,214,336
MULTIMANAGER 2050 LIFETIME PORTFOLIO

As of 8-31-17
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (A) - 100.0%
Equity - 84.9%
Blue Chip Growth, Class NAV (T. Rowe Price)	193,195	$7,524,957
Capital Appreciation, Class NAV (Jennison)	391,312	7,278,401
Capital Appreciation Value, Class NAV (T. Rowe Price)	1,325,311	16,248,318
Disciplined Value, Class NAV (Boston Partners)	387,639	8,132,661
Disciplined Value International, Class NAV (Boston Partners)	78,098	1,059,785
Emerging Markets, Class NAV (DFA)	909,736	10,471,064
Emerging Markets Equity, Class NAV (JHAM) (B)(C)	918,514	10,471,064
Equity Income, Class NAV (T. Rowe Price)	517,144	10,456,648
Fundamental Global Franchise, Class NAV (JHAM) (B)(C)	323,838	4,627,643
Fundamental Large Cap Core, Class NAV (JHAM) (B)(C)	125,069	6,513,596
Global Equity, Class NAV (JHAM) (B)(C)	552,755	6,655,171
Global Shareholder Yield, Class NAV (Epoch)	355,580	4,035,834
International Growth, Class NAV (Wellington)	250,811	6,553,691
International Growth Stock, Class NAV (Invesco)	522,909	7,231,825
International Small Cap, Class NAV (Franklin Templeton)	323,135	6,866,611
International Small Company, Class NAV (DFA)	556,903	6,866,611
International Value, Class NAV (Templeton)	278,296	4,667,024
International Value Equity, Class NAV (JHAM) (B)(C)	770,719	6,628,187
Mid Cap Stock, Class NAV (Wellington)	541,474	12,085,694
Mid Value, Class NAV (T. Rowe Price)	755,333	12,085,324
Small Cap Growth, Class NAV (Wellington) (D)	286,508	2,690,310
Small Cap Value, Class NAV (Wellington)	159,828	3,228,520
Small Company Growth, Class NAV (Invesco)	132,462	2,690,310
Small Company Value, Class NAV (T. Rowe Price)	74,198	2,152,470
Strategic Equity Allocation, Class NAV (JHAM) (B)(C)	9,560,159	133,746,617
Strategic Growth, Class NAV (JHAM) (B)(C)	385,101	7,278,401
Value Equity, Class NAV (Barrow Hanley)	385,343	4,647,235
Fixed income - 6.0%
Asia Pacific Total Return Bond, Class NAV (JHAM) (B)(C)	65,387	640,795
Bond, Class NAV (JHAM) (B)(C)	207,744	3,336,369
Core Bond, Class NAV (Wells Capital)	88,525	1,162,333
	Shares	Value
Fixed income - (continued)
Emerging Markets Debt, Class NAV (JHAM) (B)(C)	159,382	$1,573,096
Floating Rate Income, Class NAV (WAMCO)	216,954	1,833,257
Global Bond, Class NAV (PIMCO)	25,051	321,149
Global Income, Class NAV (Stone Harbor)	39,741	380,319
Global Short Duration Credit, Class NAV (JHAM) (B)(C)	51,280	470,750
High Yield, Class NAV (JHAM) (B)(C)*	141,963	499,711
High Yield, Class NAV (WAMCO)	30,762	252,557
Real Return Bond, Class NAV (PIMCO)	143,645	1,605,948
Short Duration Credit Opportunities, Class NAV (Stone Harbor)	144,587	1,406,831
Short Term Government Income, Class NAV (JHAM) (B)(C)	193,847	1,843,482
Spectrum Income, Class NAV (T. Rowe Price)	125,570	1,364,951
Strategic Income Opportunities, Class NAV (JHAM) (B)(C)	224,910	2,458,265
Total Return, Class NAV (PIMCO)	187,020	2,580,877
U.S. High Yield Bond, Class NAV (Wells Capital)	32,010	364,912
Alternative and specialty - 9.1%
Absolute Return Currency, Class NAV (First Quadrant) (D)	481,008	4,579,199
Financial Industries, Class NAV (JHAM) (B)(C)	314,616	6,201,073
Global Absolute Return Strategies, Class NAV (Standard Life) (D)	448,748	4,644,540
Global Real Estate, Class NAV (Deutsche)	190,852	1,849,357
Health Sciences, Class NAV (T. Rowe Price)	872,624	4,371,846
Natural Resources, Class NAV (Jennison)	502,743	5,555,306
Real Estate Equity, Class NAV (T. Rowe Price)	179,436	1,846,400
Science & Technology, Class NAV (T. Rowe Price/Allianz)	337,088	4,668,674

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $321,017,996)		$368,705,969
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.9295% (E)	1,513	1,513

TOTAL SHORT-TERM INVESTMENTS (Cost $1,513)		$1,513
Total investments (Cost $321,019,509) - 100.0%		$368,707,482
Other assets and liabilities, net - 0.0%		2,410
TOTAL NET ASSETS - 100.0%		$368,709,892
MULTIMANAGER 2045 LIFETIME PORTFOLIO

As of 8-31-17
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (A) - 100.0%
Equity - 85.0%
Blue Chip Growth, Class NAV (T. Rowe Price)	409,213	$15,938,829
Capital Appreciation, Class NAV (Jennison)	828,890	15,417,349
Capital Appreciation Value, Class NAV (T. Rowe Price)	2,807,318	34,417,723
Disciplined Value, Class NAV (Boston Partners)	821,147	17,227,654
Disciplined Value International, Class NAV (Boston Partners)	165,429	2,244,872
Emerging Markets, Class NAV (DFA)	1,927,033	22,180,154
29	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Equity - (continued)
Emerging Markets Equity, Class NAV (JHAM) (B)(C)	1,945,628	$22,180,154
Equity Income, Class NAV (T. Rowe Price)	1,095,431	22,149,617
Fundamental Global Franchise, Class NAV (JHAM) (B)(C)	686,019	9,803,210
Fundamental Large Cap Core, Class NAV (JHAM) (B)(C)	264,925	13,797,313
Global Equity, Class NAV (JHAM) (B)(C)	1,170,238	14,089,661
Global Shareholder Yield, Class NAV (Epoch)	753,202	8,548,838
International Growth, Class NAV (Wellington)	531,459	13,887,019
International Growth Stock, Class NAV (Invesco)	1,107,642	15,318,690
International Small Cap, Class NAV (Franklin Templeton)	684,474	14,545,082
International Small Company, Class NAV (DFA)	1,179,650	14,545,082
International Value, Class NAV (Templeton)	610,478	10,237,711
International Value Equity, Class NAV (JHAM) (B)(C)	1,632,245	14,037,303
Mid Cap Stock, Class NAV (Wellington)	1,146,968	25,600,315
Mid Value, Class NAV (T. Rowe Price)	1,587,941	25,407,059
Small Cap Growth, Class NAV (Wellington) (D)	606,891	5,698,703
Small Cap Value, Class NAV (Wellington)	338,552	6,838,757
Small Company Growth, Class NAV (Invesco)	280,586	5,698,703
Small Company Value, Class NAV (T. Rowe Price)	157,168	4,559,432
Strategic Equity Allocation, Class NAV (JHAM) (B)(C)	20,250,588	283,305,722
Strategic Growth, Class NAV (JHAM) (B)(C)	815,733	15,417,349
Value Equity, Class NAV (Barrow Hanley)	816,246	9,843,926
Fixed income - 5.9%
Asia Pacific Total Return Bond, Class NAV (JHAM) (B)(C)	138,489	1,357,190
Bond, Class NAV (JHAM) (B)(C)	428,544	6,882,423
Core Bond, Class NAV (Wells Capital)	184,935	2,428,200
Emerging Markets Debt, Class NAV (JHAM) (B)(C)	335,504	3,311,421
Floating Rate Income, Class NAV (WAMCO)	459,419	3,882,094
Global Bond, Class NAV (PIMCO)	52,777	676,595
Global Income, Class NAV (Stone Harbor)	83,399	798,133
Global Short Duration Credit, Class NAV (JHAM) (B)(C)	107,292	984,943
High Yield, Class NAV (JHAM) (B)(C)*	300,290	1,057,022
High Yield, Class NAV (WAMCO)	65,166	535,017
Real Return Bond, Class NAV (PIMCO)	304,175	3,400,672
Short Duration Credit Opportunities, Class NAV (Stone Harbor)	302,321	2,941,581
Short Term Government Income, Class NAV (JHAM) (B)(C)	409,834	3,897,521
Spectrum Income, Class NAV (T. Rowe Price)	265,706	2,888,225
Strategic Income Opportunities, Class NAV (JHAM) (B)(C)	475,871	5,201,268
Total Return, Class NAV (PIMCO)	390,783	5,392,807
U.S. High Yield Bond, Class NAV (Wells Capital)	67,727	772,089
Alternative and specialty - 9.1%
Absolute Return Currency, Class NAV (First Quadrant) (D)	991,342	9,437,576
Financial Industries, Class NAV (JHAM) (B)(C)	662,159	13,051,158
	Shares	Value
Alternative and specialty - (continued)
Global Absolute Return Strategies, Class NAV (Standard Life) (D)	941,889	$9,748,555
Global Real Estate, Class NAV (Deutsche)	404,269	3,917,369
Health Sciences, Class NAV (T. Rowe Price)	1,848,421	9,260,588
Natural Resources, Class NAV (Jennison)	1,055,933	11,668,058
Real Estate Equity, Class NAV (T. Rowe Price)	378,969	3,899,594
Science & Technology, Class NAV (T. Rowe Price/Allianz)	714,032	9,889,340

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $593,378,989)		$780,215,666
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.9295% (E)	1,076	1,076

TOTAL SHORT-TERM INVESTMENTS (Cost $1,076)		$1,076
Total investments (Cost $593,380,065) - 100.0%		$780,216,742
Other assets and liabilities, net - (0.0%)		(3,784)
TOTAL NET ASSETS - 100.0%		$780,212,958
MULTIMANAGER 2040 LIFETIME PORTFOLIO

As of 8-31-17
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (A) - 100.0%
Equity - 84.0%
Blue Chip Growth, Class NAV (T. Rowe Price)	445,595	$17,355,914
Capital Appreciation, Class NAV (Jennison)	901,467	16,767,291
Capital Appreciation Value, Class NAV (T. Rowe Price)	3,032,184	37,174,572
Disciplined Value, Class NAV (Boston Partners)	887,364	18,616,886
Disciplined Value International, Class NAV (Boston Partners)	178,680	2,424,686
Emerging Markets, Class NAV (DFA)	2,080,834	23,950,402
Emerging Markets Equity, Class NAV (JHAM) (B)(C)	2,097,320	23,909,453
Equity Income, Class NAV (T. Rowe Price)	1,181,304	23,885,970
Fundamental Global Franchise, Class NAV (JHAM) (B)(C)	740,910	10,587,598
Fundamental Large Cap Core, Class NAV (JHAM) (B)(C)	286,146	14,902,474
Global Equity, Class NAV (JHAM) (B)(C)	1,261,282	15,185,836
Global Shareholder Yield, Class NAV (Epoch)	813,376	9,231,822
International Growth, Class NAV (Wellington)	572,638	14,963,018
International Growth Stock, Class NAV (Invesco)	1,196,119	16,542,329
International Small Cap, Class NAV (Franklin Templeton)	739,301	15,710,138
International Small Company, Class NAV (DFA)	1,274,139	15,710,138
International Value, Class NAV (Templeton)	651,529	10,926,137
International Value Equity, Class NAV (JHAM) (B)(C)	1,761,265	15,146,875
Mid Cap Stock, Class NAV (Wellington)	1,238,839	27,650,892
Mid Value, Class NAV (T. Rowe Price)	1,716,300	27,460,794
Small Cap Growth, Class NAV (Wellington) (D)	655,502	6,155,167
Small Cap Value, Class NAV (Wellington)	365,670	7,386,539
Small Company Growth, Class NAV (Invesco)	303,061	6,155,167
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	30

	Shares	Value
Equity - (continued)
Small Company Value, Class NAV (T. Rowe Price)	169,757	$4,924,641
Strategic Equity Allocation, Class NAV (JHAM) (B)(C)	21,267,832	297,536,965
Strategic Growth, Class NAV (JHAM) (B)(C)	887,203	16,768,137
Value Equity, Class NAV (Barrow Hanley)	881,627	10,632,421
Fixed income - 6.9%
Asia Pacific Total Return Bond, Class NAV (JHAM) (B)(C)	149,272	1,462,865
Bond, Class NAV (JHAM) (B)(C)	593,832	9,536,943
Core Bond, Class NAV (Wells Capital)	252,441	3,314,552
Emerging Markets Debt, Class NAV (JHAM) (B)(C)	361,693	3,569,917
Floating Rate Income, Class NAV (WAMCO)	496,305	4,193,779
Global Bond, Class NAV (PIMCO)	56,951	730,117
Global Income, Class NAV (Stone Harbor)	89,972	861,032
Global Short Duration Credit, Class NAV (JHAM) (B)(C)	115,914	1,064,090
High Yield, Class NAV (JHAM) (B)(C)*	323,598	1,139,066
High Yield, Class NAV (WAMCO)	70,190	576,261
Real Return Bond, Class NAV (PIMCO)	327,447	3,660,860
Short Duration Credit Opportunities, Class NAV (Stone Harbor)	327,034	3,182,045
Short Term Government Income, Class NAV (JHAM) (B)(C)	882,788	8,395,310
Spectrum Income, Class NAV (T. Rowe Price)	286,395	3,113,111
Strategic Income Opportunities, Class NAV (JHAM) (B)(C)	511,889	5,594,946
Total Return, Class NAV (PIMCO)	533,171	7,357,764
U.S. High Yield Bond, Class NAV (Wells Capital)	72,987	832,057
Alternative and specialty - 9.1%
Absolute Return Currency, Class NAV (First Quadrant) (D)	1,089,086	10,368,094
Financial Industries, Class NAV (JHAM) (B)(C)	713,264	14,058,435
Global Absolute Return Strategies, Class NAV (Standard Life) (D)	1,015,897	10,514,532
Global Real Estate, Class NAV (Deutsche)	435,937	4,224,229
Health Sciences, Class NAV (T. Rowe Price)	1,958,160	9,810,379
Natural Resources, Class NAV (Jennison)	1,140,950	12,607,501
Real Estate Equity, Class NAV (T. Rowe Price)	408,143	4,199,794
Science & Technology, Class NAV (T. Rowe Price/Allianz)	758,341	10,503,026

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $646,929,101)		$842,532,967
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.9295% (E)	1,089	1,089

TOTAL SHORT-TERM INVESTMENTS (Cost $1,089)		$1,089
Total investments (Cost $646,930,190) - 100.0%		$842,534,056
Other assets and liabilities, net - (0.0%)		(19,106)
TOTAL NET ASSETS - 100.0%		$842,514,950
MULTIMANAGER 2035 LIFETIME PORTFOLIO

As of 8-31-17
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (A) - 100.0%
Equity - 78.2%
Blue Chip Growth, Class NAV (T. Rowe Price)	537,275	$20,926,843
Capital Appreciation, Class NAV (Jennison)	1,089,777	20,269,851
Capital Appreciation Value, Class NAV (T. Rowe Price)	3,712,441	45,514,525
Disciplined Value, Class NAV (Boston Partners)	1,045,784	21,940,548
Disciplined Value International, Class NAV (Boston Partners)	155,132	2,105,143
Emerging Markets, Class NAV (DFA)	2,328,072	26,796,112
Emerging Markets Equity, Class NAV (JHAM) (B)(C)	2,348,587	26,773,890
Equity Income, Class NAV (T. Rowe Price)	1,393,646	28,179,528
Fundamental Global Franchise, Class NAV (JHAM) (B)(C)	902,896	12,902,384
Fundamental Large Cap Core, Class NAV (JHAM) (B)(C)	335,740	17,485,355
Global Equity, Class NAV (JHAM) (B)(C)	1,542,648	18,573,478
Global Shareholder Yield, Class NAV (Epoch)	992,859	11,268,955
International Growth, Class NAV (Wellington)	677,508	17,703,276
International Growth Stock, Class NAV (Invesco)	1,363,705	18,860,034
International Small Cap, Class NAV (Franklin Templeton)	859,620	18,266,931
International Small Company, Class NAV (DFA)	1,481,503	18,266,931
International Value, Class NAV (Templeton)	813,084	13,635,419
International Value Equity, Class NAV (JHAM) (B)(C)	2,049,176	17,622,909
Mid Cap Stock, Class NAV (Wellington)	1,447,044	32,298,020
Mid Value, Class NAV (T. Rowe Price)	2,011,141	32,178,257
Small Cap Growth, Class NAV (Wellington) (D)	727,795	6,833,994
Small Cap Value, Class NAV (Wellington)	405,948	8,200,153
Small Company Growth, Class NAV (Invesco)	336,484	6,833,994
Small Company Value, Class NAV (T. Rowe Price)	188,444	5,466,769
Strategic Equity Allocation, Class NAV (JHAM) (B)(C)	24,823,777	347,284,645
Strategic Growth, Class NAV (JHAM) (B)(C)	1,072,479	20,269,851
Value Equity, Class NAV (Barrow Hanley)	1,038,594	12,525,439
Fixed income - 12.9%
Asia Pacific Total Return Bond, Class NAV (JHAM) (B)(C)	412,675	4,044,215
Bond, Class NAV (JHAM) (B)(C)	1,244,989	19,994,521
Core Bond, Class NAV (Wells Capital)	528,247	6,935,882
Emerging Markets Debt, Class NAV (JHAM) (B)(C)	973,845	9,611,854
Floating Rate Income, Class NAV (WAMCO)	1,471,471	12,433,932
Global Bond, Class NAV (PIMCO)	158,104	2,026,890
Global Income, Class NAV (Stone Harbor)	257,131	2,460,748
Global Short Duration Credit, Class NAV (JHAM) (B)(C)	319,495	2,932,962
High Yield, Class NAV (JHAM) (B)(C)*	919,277	3,235,855
High Yield, Class NAV (WAMCO)	199,780	1,640,191
Real Return Bond, Class NAV (PIMCO)	905,788	10,126,710
Short Duration Credit Opportunities, Class NAV (Stone Harbor)	902,393	8,780,280
31	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Fixed income - (continued)
Short Term Government Income, Class NAV (JHAM) (B)(C)	1,106,314	$10,521,043
Spectrum Income, Class NAV (T. Rowe Price)	789,167	8,578,245
Strategic Income Opportunities, Class NAV (JHAM) (B)(C)	1,410,855	15,420,645
Total Return, Class NAV (PIMCO)	1,123,544	15,504,905
U.S. High Yield Bond, Class NAV (Wells Capital)	207,507	2,365,575
Alternative and specialty - 8.9%
Absolute Return Currency, Class NAV (First Quadrant) (D)	1,574,856	14,992,630
Financial Industries, Class NAV (JHAM) (B)(C)	857,773	16,906,702
Global Absolute Return Strategies, Class NAV (Standard Life) (D)	1,477,977	15,297,059
Global Real Estate, Class NAV (Deutsche)	534,165	5,176,063
Health Sciences, Class NAV (T. Rowe Price)	2,158,539	10,814,278
Natural Resources, Class NAV (Jennison)	1,330,885	14,706,276
Real Estate Equity, Class NAV (T. Rowe Price)	500,737	5,152,583
Science & Technology, Class NAV (T. Rowe Price/Allianz)	851,546	11,793,910

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $823,385,030)		$1,060,437,188
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.9295% (E)	1,101	1,101

TOTAL SHORT-TERM INVESTMENTS (Cost $1,101)		$1,101
Total investments (Cost $823,386,131) - 100.0%		$1,060,438,289
Other assets and liabilities, net - (0.0%)		(28,931)
TOTAL NET ASSETS - 100.0%		$1,060,409,358
MULTIMANAGER 2030 LIFETIME PORTFOLIO

As of 8-31-17
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (A) - 100.0%
Equity - 70.0%
Blue Chip Growth, Class NAV (T. Rowe Price)	586,118	$22,829,280
Capital Appreciation, Class NAV (Jennison)	1,188,684	22,109,519
Capital Appreciation Value, Class NAV (T. Rowe Price)	4,490,435	55,052,727
Disciplined Value, Class NAV (Boston Partners)	1,136,971	23,853,654
Disciplined Value International, Class NAV (Boston Partners)	211,973	2,876,474
Emerging Markets, Class NAV (DFA)	2,265,948	26,081,058
Emerging Markets Equity, Class NAV (JHAM) (B)(C)	2,287,812	26,081,058
Equity Income, Class NAV (T. Rowe Price)	1,509,630	30,524,720
Fundamental Global Franchise, Class NAV (JHAM) (B)(C)	1,108,549	15,841,171
Fundamental Large Cap Core, Class NAV (JHAM) (B)(C)	386,894	20,149,455
Global Equity, Class NAV (JHAM) (B)(C)	1,848,986	22,261,792
Global Shareholder Yield, Class NAV (Epoch)	1,126,306	12,783,571
International Growth, Class NAV (Wellington)	702,671	18,360,780
International Growth Stock, Class NAV (Invesco)	1,572,456	21,747,068
	Shares	Value
Equity - (continued)
International Small Cap, Class NAV (Franklin Templeton)	903,129	$19,191,482
International Small Company, Class NAV (DFA)	1,558,398	19,215,051
International Value, Class NAV (Templeton)	783,951	13,146,862
International Value Equity, Class NAV (JHAM) (B)(C)	2,268,607	19,510,019
Mid Cap Stock, Class NAV (Wellington)	1,553,977	34,684,773
Mid Value, Class NAV (T. Rowe Price)	2,164,604	34,633,670
Small Cap Growth, Class NAV (Wellington) (D)	676,863	6,355,748
Small Cap Value, Class NAV (Wellington)	377,569	7,626,897
Small Company Growth, Class NAV (Invesco)	312,937	6,355,748
Small Company Value, Class NAV (T. Rowe Price)	175,271	5,084,598
Strategic Equity Allocation, Class NAV (JHAM) (B)(C)	26,701,829	373,558,581
Strategic Growth, Class NAV (JHAM) (B)(C)	1,169,816	22,109,519
Value Equity, Class NAV (Barrow Hanley)	1,128,623	13,611,197
Fixed income - 21.2%
Asia Pacific Total Return Bond, Class NAV (JHAM) (B)(C)	851,874	8,348,370
Bond, Class NAV (JHAM) (B)(C)	2,644,427	42,469,503
Core Bond, Class NAV (Wells Capital)	1,057,255	13,881,753
Emerging Markets Debt, Class NAV (JHAM) (B)(C)	2,043,394	20,168,301
Floating Rate Income, Class NAV (WAMCO)	2,869,647	24,248,518
Global Bond, Class NAV (PIMCO)	326,100	4,180,599
Global Income, Class NAV (Stone Harbor)	521,533	4,991,073
Global Short Duration Credit, Class NAV (JHAM) (B)(C)	662,928	6,085,682
High Yield, Class NAV (JHAM) (B)(C)*	1,865,829	6,567,717
High Yield, Class NAV (WAMCO)	404,781	3,323,253
Real Return Bond, Class NAV (PIMCO)	1,869,808	20,904,454
Short Duration Credit Opportunities, Class NAV (Stone Harbor)	1,869,874	18,193,876
Short Term Government Income, Class NAV (JHAM) (B)(C)	1,333,165	12,678,399
Spectrum Income, Class NAV (T. Rowe Price)	1,632,326	17,743,388
Strategic Income Opportunities, Class NAV (JHAM) (B)(C)	2,921,950	31,936,918
Total Return, Class NAV (PIMCO)	2,237,592	30,878,773
U.S. High Yield Bond, Class NAV (Wells Capital)	420,571	4,794,507
Alternative and specialty - 8.8%
Absolute Return Currency, Class NAV (First Quadrant) (D)	2,282,787	21,732,136
Financial Industries, Class NAV (JHAM) (B)(C)	948,753	18,699,928
Global Absolute Return Strategies, Class NAV (Standard Life) (D)	2,056,687	21,286,709
Global Real Estate, Class NAV (Deutsche)	644,338	6,243,635
Health Sciences, Class NAV (T. Rowe Price)	2,189,607	10,969,930
Natural Resources, Class NAV (Jennison)	1,360,114	15,029,261
Real Estate Equity, Class NAV (T. Rowe Price)	603,467	6,209,676
Science & Technology, Class NAV (T. Rowe Price/Allianz)	884,853	12,255,218

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $1,017,378,210)		$1,279,458,049
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	32

	Shares	Value

SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.9295% (E)	1,106	$1,106

TOTAL SHORT-TERM INVESTMENTS (Cost $1,106)		$1,106
Total investments (Cost $1,017,379,316) - 100.0%		$1,279,459,155
Other assets and liabilities, net - (0.0%)		(51,480)
TOTAL NET ASSETS - 100.0%		$1,279,407,675
MULTIMANAGER 2025 LIFETIME PORTFOLIO

As of 8-31-17
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (A) - 100.0%
Equity - 60.4%
Blue Chip Growth, Class NAV (T. Rowe Price)	523,058	$20,373,113
Capital Appreciation, Class NAV (Jennison)	1,059,001	19,697,415
Capital Appreciation Value, Class NAV (T. Rowe Price)	4,773,475	58,522,806
Disciplined Value, Class NAV (Boston Partners)	1,051,460	22,059,633
Disciplined Value International, Class NAV (Boston Partners)	204,595	2,776,356
Emerging Markets, Class NAV (DFA)	1,792,761	20,634,673
Emerging Markets Equity, Class NAV (JHAM) (B)(C)	1,810,059	20,634,673
Equity Income, Class NAV (T. Rowe Price)	1,394,144	28,189,585
Fundamental Global Franchise, Class NAV (JHAM) (B)(C)	1,178,590	16,842,046
Fundamental Large Cap Core, Class NAV (JHAM) (B)(C)	339,658	17,689,393
Global Equity, Class NAV (JHAM) (B)(C)	1,964,628	23,654,127
Global Shareholder Yield, Class NAV (Epoch)	967,001	10,975,463
International Growth, Class NAV (Wellington)	616,460	16,108,095
International Growth Stock, Class NAV (Invesco)	1,266,156	17,510,932
International Small Cap, Class NAV (Franklin Templeton)	755,641	16,057,364
International Small Company, Class NAV (DFA)	1,302,190	16,056,002
International Value, Class NAV (Templeton)	573,661	9,620,288
International Value Equity, Class NAV (JHAM) (B)(C)	1,895,934	16,305,037
Mid Cap Stock, Class NAV (Wellington)	1,364,370	30,452,729
Mid Value, Class NAV (T. Rowe Price)	1,896,546	30,344,741
Small Cap Growth, Class NAV (Wellington) (D)	608,462	5,713,463
Small Cap Value, Class NAV (Wellington)	339,427	6,856,428
Small Company Growth, Class NAV (Invesco)	281,313	5,713,463
Small Company Value, Class NAV (T. Rowe Price)	157,549	4,570,498
Strategic Equity Allocation, Class NAV (JHAM) (B)(C)	24,912,947	348,532,128
Strategic Growth, Class NAV (JHAM) (B)(C)	1,042,191	19,697,415
Value Equity, Class NAV (Barrow Hanley)	1,041,150	12,556,268
Fixed income - 31.2%
Asia Pacific Total Return Bond, Class NAV (JHAM) (B)(C)	1,204,622	11,805,293
Bond, Class NAV (JHAM) (B)(C)	4,285,174	68,819,893
Core Bond, Class NAV (Wells Capital)	1,719,114	22,571,972
	Shares	Value
Fixed income - (continued)
Emerging Markets Debt, Class NAV (JHAM) (B)(C)	2,527,014	$24,941,620
Floating Rate Income, Class NAV (WAMCO)	4,775,741	40,355,011
Global Bond, Class NAV (PIMCO)	446,902	5,729,284
Global Income, Class NAV (Stone Harbor)	806,154	7,714,889
Global Short Duration Credit, Class NAV (JHAM) (B)(C)	1,030,345	9,458,568
High Yield, Class NAV (JHAM) (B)(C)*	2,892,019	10,179,908
High Yield, Class NAV (WAMCO)	627,414	5,151,070
Real Return Bond, Class NAV (PIMCO)	3,188,431	35,646,661
Short Duration Credit Opportunities, Class NAV (Stone Harbor)	3,206,707	31,201,258
Short Term Government Income, Class NAV (JHAM) (B)(C)	709,027	6,742,851
Spectrum Income, Class NAV (T. Rowe Price)	2,795,155	30,383,336
Strategic Income Opportunities, Class NAV (JHAM) (B)(C)	5,003,595	54,689,289
Total Return, Class NAV (PIMCO)	3,663,330	50,553,961
U.S. High Yield Bond, Class NAV (Wells Capital)	651,769	7,430,172
Alternative and specialty - 8.4%
Absolute Return Currency, Class NAV (First Quadrant) (D)	2,526,429	24,051,604
Financial Industries, Class NAV (JHAM) (B)(C)	903,590	17,809,765
Global Absolute Return Strategies, Class NAV (Standard Life) (D)	2,285,710	23,657,099
Global Real Estate, Class NAV (Deutsche)	680,642	6,595,420
Health Sciences, Class NAV (T. Rowe Price)	1,974,919	9,894,344
Natural Resources, Class NAV (Jennison)	1,207,530	13,343,210
Real Estate Equity, Class NAV (T. Rowe Price)	639,437	6,579,811
Science & Technology, Class NAV (T. Rowe Price/Allianz)	812,754	11,256,639

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $1,110,711,251)		$1,354,707,062
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.9295% (E)	1,112	1,112

TOTAL SHORT-TERM INVESTMENTS (Cost $1,112)		$1,112
Total investments (Cost $1,110,712,363) - 100.0%		$1,354,708,174
Other assets and liabilities, net - (0.0%)		(69,939)
TOTAL NET ASSETS - 100.0%		$1,354,638,235
MULTIMANAGER 2020 LIFETIME PORTFOLIO

As of 8-31-17
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (A) - 100.0%
Equity - 49.3%
Blue Chip Growth, Class NAV (T. Rowe Price)	312,949	$12,189,364
Capital Appreciation, Class NAV (Jennison)	635,874	11,827,264
Capital Appreciation Value, Class NAV (T. Rowe Price)	3,530,853	43,288,263
Disciplined Value, Class NAV (Boston Partners)	609,181	12,780,628
Disciplined Value International, Class NAV (Boston Partners)	39,112	530,749
Emerging Markets, Class NAV (DFA)	862,768	9,930,458
33	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Equity - (continued)
Emerging Markets Equity, Class NAV (JHAM) (B)(C)	871,093	$9,930,458
Equity Income, Class NAV (T. Rowe Price)	811,306	16,404,600
Fundamental Global Franchise, Class NAV (JHAM) (B)(C)	908,816	12,986,975
Fundamental Large Cap Core, Class NAV (JHAM) (B)(C)	188,163	9,799,506
Global Equity, Class NAV (JHAM) (B)(C)	1,441,279	17,353,003
Global Shareholder Yield, Class NAV (Epoch)	781,931	8,874,912
International Growth, Class NAV (Wellington)	316,820	8,278,515
International Growth Stock, Class NAV (Invesco)	628,803	8,696,343
International Small Cap, Class NAV (Franklin Templeton)	399,062	8,480,075
International Small Company, Class NAV (DFA)	687,760	8,480,075
International Value, Class NAV (Templeton)	468,533	7,857,300
International Value Equity, Class NAV (JHAM) (B)(C)	953,179	8,197,340
Mid Cap Stock, Class NAV (Wellington)	773,242	17,258,758
Mid Value, Class NAV (T. Rowe Price)	1,078,672	17,258,758
Small Cap Growth, Class NAV (Wellington) (D)	350,230	3,288,658
Small Cap Value, Class NAV (Wellington)	195,366	3,946,390
Small Company Growth, Class NAV (Invesco)	161,923	3,288,658
Small Company Value, Class NAV (T. Rowe Price)	90,690	2,630,926
Strategic Equity Allocation, Class NAV (JHAM) (B)(C)	14,658,710	205,075,357
Strategic Growth, Class NAV (JHAM) (B)(C)	625,781	11,827,264
Value Equity, Class NAV (Barrow Hanley)	604,610	7,291,595
Fixed income - 42.8%
Asia Pacific Total Return Bond, Class NAV (JHAM) (B)(C)	1,183,601	11,599,288
Bond, Class NAV (JHAM) (B)(C)	4,258,939	68,398,567
Core Bond, Class NAV (Wells Capital)	2,356,239	30,937,413
Emerging Markets Debt, Class NAV (JHAM) (B)(C)	2,237,816	22,087,244
Floating Rate Income, Class NAV (WAMCO)	4,551,786	38,462,588
Global Bond, Class NAV (PIMCO)	515,236	6,605,328
Global Income, Class NAV (Stone Harbor)	772,488	7,392,706
Global Short Duration Credit, Class NAV (JHAM) (B)(C)	991,029	9,097,648
High Yield, Class NAV (JHAM) (B)(C)*	2,743,567	9,657,357
High Yield, Class NAV (WAMCO)	596,379	4,896,271
Real Return Bond, Class NAV (PIMCO)	3,186,914	35,629,697
Short Duration Credit Opportunities, Class NAV (Stone Harbor)	3,151,727	30,666,303
Short Term Government Income, Class NAV (JHAM) (B)(C)	518,798	4,933,768
Spectrum Income, Class NAV (T. Rowe Price)	2,735,767	29,737,792
Strategic Income Opportunities, Class NAV (JHAM) (B)(C)	4,897,385	53,528,420
Total Return, Class NAV (PIMCO)	3,846,343	53,079,538
U.S. High Yield Bond, Class NAV (Wells Capital)	619,231	7,059,235
Alternative and specialty - 7.9%
Absolute Return Currency, Class NAV (First Quadrant) (D)	2,135,857	20,333,355
Financial Industries, Class NAV (JHAM) (B)(C)	507,909	10,010,879
	Shares	Value
Alternative and specialty - (continued)
Global Absolute Return Strategies, Class NAV (Standard Life) (D)	2,013,107	$20,835,652
Global Real Estate, Class NAV (Deutsche)	493,365	4,780,707
Health Sciences, Class NAV (T. Rowe Price)	895,621	4,487,059
Natural Resources, Class NAV (Jennison)	682,565	7,542,345
Real Estate Equity, Class NAV (T. Rowe Price)	464,597	4,780,707
Science & Technology, Class NAV (T. Rowe Price/Allianz)	373,829	5,177,528

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $833,838,171)		$989,469,587
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.9295% (E)	1,069	1,069

TOTAL SHORT-TERM INVESTMENTS (Cost $1,069)		$1,069
Total investments (Cost $833,839,240) - 100.0%		$989,470,656
Other assets and liabilities, net - (0.0%)		(346,920)
TOTAL NET ASSETS - 100.0%		$989,123,736
MULTIMANAGER 2015 LIFETIME PORTFOLIO

As of 8-31-17
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (A) - 100.0%
Equity - 40.7%
Blue Chip Growth, Class NAV (T. Rowe Price)	93,499	$3,641,784
Capital Appreciation, Class NAV (Jennison)	189,824	3,530,718
Capital Appreciation Value, Class NAV (T. Rowe Price)	1,483,564	18,188,495
Disciplined Value, Class NAV (Boston Partners)	188,411	3,952,855
Disciplined Value International, Class NAV (Boston Partners)	10,599	143,833
Emerging Markets, Class NAV (DFA)	278,876	3,209,860
Emerging Markets Equity, Class NAV (JHAM) (B)(C)	281,567	3,209,860
Equity Income, Class NAV (T. Rowe Price)	250,779	5,070,752
Fundamental Global Franchise, Class NAV (JHAM) (B)(C)	381,856	5,456,719
Fundamental Large Cap Core, Class NAV (JHAM) (B)(C)	58,112	3,026,451
Global Equity, Class NAV (JHAM) (B)(C)	605,336	7,288,249
Global Shareholder Yield, Class NAV (Epoch)	406,383	4,612,444
International Growth, Class NAV (Wellington)	112,265	2,933,489
International Growth Stock, Class NAV (Invesco)	204,248	2,824,744
International Small Cap, Class NAV (Franklin Templeton)	129,104	2,743,466
International Small Company, Class NAV (DFA)	222,503	2,743,466
International Value, Class NAV (Templeton)	163,850	2,747,761
International Value Equity, Class NAV (JHAM) (B)(C)	330,092	2,838,787
Mid Cap Stock, Class NAV (Wellington)	254,048	5,670,340
Mid Value, Class NAV (T. Rowe Price)	354,423	5,670,766
Small Cap Growth, Class NAV (Wellington) (D)	104,414	980,448
Small Cap Value, Class NAV (Wellington)	58,228	1,176,197
Small Company Growth, Class NAV (Invesco)	48,274	980,448
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	34

	Shares	Value
Equity - (continued)
Small Company Value, Class NAV (T. Rowe Price)	27,035	$784,273
Strategic Equity Allocation, Class NAV (JHAM) (B)(C)	5,279,543	73,860,812
Strategic Growth, Class NAV (JHAM) (B)(C)	186,810	3,530,718
Value Equity, Class NAV (Barrow Hanley)	186,871	2,253,668
Fixed income - 52.4%
Asia Pacific Total Return Bond, Class NAV (JHAM) (B)(C)	692,689	6,788,349
Bond, Class NAV (JHAM) (B)(C)	2,109,556	33,879,474
Core Bond, Class NAV (Wells Capital)	2,012,770	26,427,669
Emerging Markets Debt, Class NAV (JHAM) (B)(C)	1,117,555	11,030,270
Floating Rate Income, Class NAV (WAMCO)	2,310,988	19,527,847
Global Bond, Class NAV (PIMCO)	381,587	4,891,940
Global Income, Class NAV (Stone Harbor)	373,323	3,572,698
Global Short Duration Credit, Class NAV (JHAM) (B)(C)	495,067	4,544,716
High Yield, Class NAV (JHAM) (B)(C)*	1,315,776	4,631,532
High Yield, Class NAV (WAMCO)	285,980	2,347,894
Real Return Bond, Class NAV (PIMCO)	1,628,567	18,207,384
Short Duration Credit Opportunities, Class NAV (Stone Harbor)	1,495,532	14,551,526
Spectrum Income, Class NAV (T. Rowe Price)	1,284,124	13,958,431
Strategic Income Opportunities, Class NAV (JHAM) (B)(C)	2,298,727	25,125,091
Total Return, Class NAV (PIMCO)	2,173,802	29,998,469
U.S. High Yield Bond, Class NAV (Wells Capital)	296,956	3,385,297
Alternative and specialty - 6.9%
Absolute Return Currency, Class NAV (First Quadrant) (D)	985,685	9,383,720
Financial Industries, Class NAV (JHAM) (B)(C)	84,547	1,666,421
Global Absolute Return Strategies, Class NAV (Standard Life) (D)	919,624	9,518,113
Global Real Estate, Class NAV (Deutsche)	207,369	2,009,407
Health Sciences, Class NAV (T. Rowe Price)	212,346	1,063,854
Natural Resources, Class NAV (Jennison)	222,340	2,456,858
Real Estate Equity, Class NAV (T. Rowe Price)	195,278	2,009,407
Science & Technology, Class NAV (T. Rowe Price/Allianz)	92,175	1,276,625

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $365,673,957)		$425,324,395
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.9295% (E)	1,408	1,408

TOTAL SHORT-TERM INVESTMENTS (Cost $1,408)		$1,408
Total investments (Cost $365,675,365) - 100.0%		$425,325,803
Other assets and liabilities, net - (0.0%)		(127,047)
TOTAL NET ASSETS - 100.0%		$425,198,756
MULTIMANAGER 2010 LIFETIME PORTFOLIO

As of 8-31-17
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (A) - 100.0%
Equity - 35.4%
Blue Chip Growth, Class NAV (T. Rowe Price)	45,996	$1,791,540
Capital Appreciation, Class NAV (Jennison)	91,669	1,705,052
Capital Appreciation Value, Class NAV (T. Rowe Price)	838,478	10,279,735
Disciplined Value, Class NAV (Boston Partners)	87,160	1,828,607
Disciplined Value International, Class NAV (Boston Partners)	4,641	62,981
Emerging Markets, Class NAV (DFA)	117,200	1,348,968
Emerging Markets Equity, Class NAV (JHAM) (B)(C)	118,331	1,348,968
Equity Income, Class NAV (T. Rowe Price)	116,100	2,347,536
Fundamental Global Franchise, Class NAV (JHAM) (B)(C)	222,070	3,173,374
Fundamental Large Cap Core, Class NAV (JHAM) (B)(C)	29,418	1,532,076
Global Equity, Class NAV (JHAM) (B)(C)	352,212	4,240,638
Global Shareholder Yield, Class NAV (Epoch)	279,592	3,173,374
International Growth, Class NAV (Wellington)	49,733	1,299,525
International Growth Stock, Class NAV (Invesco)	108,421	1,499,457
International Small Cap, Class NAV (Franklin Templeton)	58,213	1,237,028
International Small Company, Class NAV (DFA)	100,327	1,237,028
International Value, Class NAV (Templeton)	81,951	1,374,311
International Value Equity, Class NAV (JHAM) (B)(C)	153,610	1,321,045
Mid Cap Stock, Class NAV (Wellington)	118,783	2,651,233
Mid Value, Class NAV (T. Rowe Price)	165,702	2,651,233
Small Cap Growth, Class NAV (Wellington) (D)	86,843	815,460
Small Cap Value, Class NAV (Wellington)	40,369	815,460
Strategic Equity Allocation, Class NAV (JHAM) (B)(C)	2,604,501	36,436,965
Strategic Growth, Class NAV (JHAM) (B)(C)	90,214	1,705,052
Value Equity, Class NAV (Barrow Hanley)	86,058	1,037,858
Fixed income - 58.2%
Asia Pacific Total Return Bond, Class NAV (JHAM) (B)(C)	463,278	4,540,122
Bond, Class NAV (JHAM) (B)(C)	1,294,448	20,788,831
Core Bond, Class NAV (Wells Capital)	1,490,544	19,570,838
Emerging Markets Debt, Class NAV (JHAM) (B)(C)	708,030	6,988,254
Floating Rate Income, Class NAV (WAMCO)	1,400,079	11,830,669
Global Bond, Class NAV (PIMCO)	276,400	3,543,449
Global Income, Class NAV (Stone Harbor)	247,521	2,368,781
Global Short Duration Credit, Class NAV (JHAM) (B)(C)	289,125	2,654,166
High Yield, Class NAV (JHAM) (B)(C)*	889,660	3,131,604
High Yield, Class NAV (WAMCO)	193,236	1,586,472
Real Return Bond, Class NAV (PIMCO)	1,053,084	11,773,478
Short Duration Credit Opportunities, Class NAV (Stone Harbor)	872,196	8,486,471
Short Term Government Income, Class NAV (JHAM) (B)(C)	53,815	511,783
Spectrum Income, Class NAV (T. Rowe Price)	764,922	8,314,702
35	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Fixed income - (continued)
Strategic Income Opportunities, Class NAV (JHAM) (B)(C)	1,368,525	$14,957,979
Total Return, Class NAV (PIMCO)	1,417,152	19,556,694
U.S. High Yield Bond, Class NAV (Wells Capital)	200,786	2,288,965
Alternative and specialty - 6.4%
Absolute Return Currency, Class NAV (First Quadrant) (D)	627,338	5,972,258
Global Absolute Return Strategies, Class NAV (Standard Life) (D)	593,393	6,141,614
Global Real Estate, Class NAV (Deutsche)	122,764	1,189,583
Natural Resources, Class NAV (Jennison)	103,382	1,142,374
Real Estate Equity, Class NAV (T. Rowe Price)	116,552	1,199,316

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $215,191,932)		$245,452,907
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.9295% (E)	1,621	1,621

TOTAL SHORT-TERM INVESTMENTS (Cost $1,621)		$1,621
Total investments (Cost $215,193,553) - 100.0%		$245,454,528
Other assets and liabilities, net - (0.0%)		(47,635)
TOTAL NET ASSETS - 100.0%		$245,406,893
Percentages are based upon net assets.
Security Abbreviations and Legend
(A)	The underlying funds' subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
(D)	Non-income producing.
(E)	The rate shown is the annualized seven-day yield as of 8-31-17.
*	Formerly known as Focused High Yield Fund.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	36

Financial statements

STATEMENTS OF ASSETS AND LIABILITIES 8-31-17

	Multimanager 2060 Lifetime Portfolio	Multimanager 2055 Lifetime Portfolio	Multimanager 2050 Lifetime Portfolio	Multimanager 2045 Lifetime Portfolio
Assets
Investments in unaffiliated funds, at value	$44,859	$20,482	$1,513	$1,076
Investments in affiliated funds, at value	25,421,520	144,169,491	368,705,969	780,215,666
Receivable for investments sold	70,091	1,128,511	2,231,622	4,258,383
Receivable for fund shares sold	6,659	17,356	234,361	621,011
Dividends and interest receivable	3,089	17,664	45,829	98,685
Receivable due from advisor	14,327	6,575	5,528	—
Other assets	49,178	49,084	45,458	42,387
Total assets	25,609,723	145,409,163	371,270,280	785,237,208
Liabilities
Payable for investments purchased	2,951	58,387	151,151	314,867
Payable for fund shares repurchased	76,880	1,105,313	2,366,242	4,645,820
Payable to affiliates
Accounting and legal services fees	582	3,493	9,041	19,178
Transfer agent fees	79	698	4,230	9,782
Trustees' fees	122	150	213	329
Investment management fees	—	—	—	141
Distribution and service fees	3	19	481	985
Other liabilities and accrued expenses	24,105	26,767	29,030	33,148
Total liabilities	104,722	1,194,827	2,560,388	5,024,250
Net assets	$25,505,001	$144,214,336	$368,709,892	$780,212,958
Net assets consist of
Paid-in capital	$23,454,793	$127,861,832	$312,876,037	$560,316,661
Undistributed net investment income (loss)	40,020	269,068	660,638	1,409,595
Accumulated undistributed net realized gain (loss) on investments	340,797	2,747,802	7,485,244	31,650,025
Net unrealized appreciation (depreciation) on investments	1,669,391	13,335,634	47,687,973	186,836,677
Net assets	$25,505,001	$144,214,336	$368,709,892	$780,212,958
Investments in unaffiliated funds, at cost	$44,859	$20,482	$1,513	$1,076
Investments in affiliated funds, at cost	$23,752,129	$130,833,857	$321,017,996	$593,378,989
Net asset value per share
The portfolios have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class A1
Net assets	$640,211	$7,046,413	$42,798,722	$98,637,241
Shares outstanding	52,809	607,759	3,362,594	8,102,011
Net asset value and redemption price per share	$12.12	$11.59	$12.73	$12.17
Class I
Net assets	$121,493	$111,470	$116,259	$118,480
Shares outstanding	10,000	9,589	9,115	9,673
Net asset value, offering price and redemption price per share	$12.15	$11.62	$12.75	$12.25
Class R1
Net assets	$121,156	$115,891	$1,060,118	$1,819,997
Shares outstanding	10,000	10,000	83,500	150,046
Net asset value, offering price and redemption price per share	$12.12	$11.59	$12.70	$12.13
Class R2
Net assets	$129,415	$166,417	$839,891	$1,653,481
Shares outstanding	10,664	14,340	65,986	135,459
Net asset value, offering price and redemption price per share	$12.14	$11.61	$12.73	$12.21
Class R3
Net assets	$121,156	$186,626	$819,432	$1,208,536
Shares outstanding	10,000	16,111	64,501	99,519
Net asset value, offering price and redemption price per share	$12.12	$11.58	$12.70	$12.14
Class R4
Net assets	$124,748	$116,881	$466,711	$489,372
Shares outstanding	10,272	10,061	36,630	40,111
Net asset value, offering price and redemption price per share	$12.14	$11.62	$12.74	$12.20
Class R5
Net assets	$167,698	$156,783	$184,862	$1,408,225
Shares outstanding	13,795	13,474	14,476	114,813
Net asset value, offering price and redemption price per share	$12.16	$11.64	$12.77	$12.27
Class R6
Net assets	$141,566	$462,682	$3,528,439	$4,940,869
Shares outstanding	11,644	39,781	276,321	403,453
Net asset value, offering price and redemption price per share	$12.16	$11.63	$12.77	$12.25
Class 1
Net assets	$23,937,558	$135,851,173	$318,895,458	$669,936,757
Shares outstanding	1,969,657	11,684,597	25,003,791	54,672,890
Net asset value, offering price and redemption price per share	$12.15	$11.63	$12.75	$12.25
Maximum Public Offering Price Per Share:
Class A (net asset value per share ÷ 95%)[2]	$12.76	$12.20	$13.40	$12.81

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       37

STATEMENTS OF ASSETS AND LIABILITIES 8-31-17

Continued

	Multimanager 2040 Lifetime Portfolio	Multimanager 2035 Lifetime Portfolio	Multimanager 2030 Lifetime Portfolio	Multimanager 2025 Lifetime Portfolio
Assets
Investments in unaffiliated funds, at value	$1,089	$1,101	$1,106	$1,112
Investments in affiliated funds, at value	842,532,967	1,060,437,188	1,279,458,049	1,354,707,062
Receivable for investments sold	3,361,461	5,492,670	5,959,423	6,536,139
Receivable for fund shares sold	147,658	334,188	301,448	453,834
Dividends and interest receivable	111,610	280,655	557,213	884,821
Receivable due from advisor	—	—	—	—
Other assets	38,979	44,077	43,914	41,855
Total assets	846,193,764	1,066,589,879	1,286,321,153	1,362,624,823
Liabilities
Payable for investments purchased	345,632	817,080	2,203,135	3,315,627
Payable for fund shares repurchased	3,267,442	5,288,195	4,624,823	4,583,858
Payable to affiliates
Accounting and legal services fees	20,637	26,145	31,486	33,310
Transfer agent fees	10,803	12,539	15,926	15,590
Trustees' fees	342	403	462	487
Investment management fees	76	500	99	70
Distribution and service fees	1,144	1,666	1,990	1,884
Other liabilities and accrued expenses	32,738	33,993	35,557	35,762
Total liabilities	3,678,814	6,180,521	6,913,478	7,986,588
Net assets	$842,514,950	$1,060,409,358	$1,279,407,675	$1,354,638,235
Net assets consist of
Paid-in capital	$613,255,269	$775,777,068	$959,838,981	$1,049,681,172
Undistributed net investment income (loss)	1,577,202	3,287,475	5,811,479	9,000,026
Accumulated undistributed net realized gain (loss) on investments	32,078,613	44,292,657	51,677,376	51,961,226
Net unrealized appreciation (depreciation) on investments	195,603,866	237,052,158	262,079,839	243,995,811
Net assets	$842,514,950	$1,060,409,358	$1,279,407,675	$1,354,638,235
Investments in unaffiliated funds, at cost	$1,089	$1,101	$1,106	$1,112
Investments in affiliated funds, at cost	$646,929,101	$823,385,030	$1,017,378,210	$1,110,711,251
Net asset value per share
The portfolios have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class A1
Net assets	$108,511,251	$125,347,898	$160,942,799	$157,053,553
Shares outstanding	8,829,343	10,205,791	13,508,931	13,513,384
Net asset value and redemption price per share	$12.29	$12.28	$11.91	$11.62
Class I
Net assets	$104,393	$273,013	$324,030	$165,284
Shares outstanding	8,446	22,085	27,233	14,257
Net asset value, offering price and redemption price per share	$12.36	$12.36	$11.90	$11.59
Class R1
Net assets	$2,757,934	$5,658,110	$4,347,765	$4,198,806
Shares outstanding	225,269	462,352	367,192	363,540
Net asset value, offering price and redemption price per share	$12.24	$12.24	$11.84	$11.55
Class R2
Net assets	$1,287,676	$1,576,920	$3,253,933	$2,592,737
Shares outstanding	104,569	127,975	274,738	224,349
Net asset value, offering price and redemption price per share	$12.31	$12.32	$11.84	$11.56
Class R3
Net assets	$1,873,950	$2,156,630	$2,879,306	$3,537,067
Shares outstanding	153,155	175,931	242,873	305,976
Net asset value, offering price and redemption price per share	$12.24	$12.26	$11.86	$11.56
Class R4
Net assets	$345,023	$508,544	$820,329	$784,905
Shares outstanding	28,057	41,218	69,099	67,678
Net asset value, offering price and redemption price per share	$12.30	$12.34	$11.87	$11.60
Class R5
Net assets	$817,686	$796,192	$1,305,041	$1,182,021
Shares outstanding	66,106	64,415	109,721	101,942
Net asset value, offering price and redemption price per share	$12.37	$12.36	$11.89	$11.60
Class R6
Net assets	$4,053,064	$6,317,448	$7,366,568	$8,986,945
Shares outstanding	328,166	511,375	619,390	775,436
Net asset value, offering price and redemption price per share	$12.35	$12.35	$11.89	$11.59
Class 1
Net assets	$722,763,973	$917,774,603	$1,098,167,904	$1,176,136,917
Shares outstanding	58,488,256	74,240,520	92,294,377	101,422,968
Net asset value, offering price and redemption price per share	$12.36	$12.36	$11.90	$11.60
Maximum Public Offering Price Per Share:
Class A (net asset value per share ÷ 95%)[2]	$12.94	$12.93	$12.54	$12.23

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       38

STATEMENTS OF ASSETS AND LIABILITIES 8-31-17

Continued

	Multimanager 2020 Lifetime Portfolio	Multimanager 2015 Lifetime Portfolio	Multimanager 2010 Lifetime Portfolio
Assets
Investments in unaffiliated funds, at value	$1,069	$1,408	$1,621
Investments in affiliated funds, at value	989,469,587	425,324,395	245,452,907
Receivable for investments sold	9,059,563	4,127,845	1,219,771
Receivable for fund shares sold	842,297	11,545	974,757
Dividends and interest receivable	864,143	419,676	257,379
Receivable due from advisor	—	3,114	5,316
Other assets	41,532	37,876	35,541
Total assets	1,000,278,191	429,925,859	247,947,292
Liabilities
Payable for investments purchased	2,908,943	1,459,955	812,672
Payable for fund shares repurchased	8,169,962	3,216,268	1,687,785
Payable to affiliates
Accounting and legal services fees	24,610	10,555	6,149
Transfer agent fees	14,369	9,096	4,821
Trustees' fees	398	238	182
Investment management fees	114	—	—
Distribution and service fees	1,832	1,035	334
Other liabilities and accrued expenses	34,227	29,956	28,456
Total liabilities	11,154,455	4,727,103	2,540,399
Net assets	$989,123,736	$425,198,756	$245,406,893
Net assets consist of
Paid-in capital	$790,296,309	$349,040,565	$209,422,195
Undistributed net investment income (loss)	8,775,361	4,418,475	2,802,837
Accumulated undistributed net realized gain (loss) on investments	34,420,650	12,089,278	2,920,886
Net unrealized appreciation (depreciation) on investments	155,631,416	59,650,438	30,260,975
Net assets	$989,123,736	$425,198,756	$245,406,893
Investments in unaffiliated funds, at cost	$1,069	$1,408	$1,621
Investments in affiliated funds, at cost	$833,838,171	$365,673,957	$215,191,932
Net asset value per share
The portfolios have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class A1
Net assets	$144,135,453	$90,426,021	$47,800,440
Shares outstanding	13,185,210	8,925,099	5,008,687
Net asset value and redemption price per share	$10.93	$10.13	$9.54
Class I
Net assets	$154,612	$368,671	$201,654
Shares outstanding	14,133	36,358	21,120
Net asset value, offering price and redemption price per share	$10.94	$10.14	$9.55
Class R1
Net assets	$4,253,080	$1,867,012	$653,479
Shares outstanding	390,867	185,070	68,802
Net asset value, offering price and redemption price per share	$10.88	$10.09	$9.50
Class R2
Net assets	$1,778,299	$584,163	$521,589
Shares outstanding	163,333	57,912	54,733
Net asset value, offering price and redemption price per share	$10.89	$10.09	$9.53
Class R3
Net assets	$2,259,232	$3,126,044	$253,768
Shares outstanding	207,414	309,645	26,695
Net asset value, offering price and redemption price per share	$10.89	$10.10	$9.51
Class R4
Net assets	$512,614	$95,252	$247,340
Shares outstanding	47,054	9,423	25,933
Net asset value, offering price and redemption price per share	$10.89	$10.11	$9.54
Class R5
Net assets	$4,687,429	$1,292,315	$364,325
Shares outstanding	428,717	127,480	38,145
Net asset value, offering price and redemption price per share	$10.93	$10.14	$9.55
Class R6
Net assets	$10,285,035	$3,108,566	$2,043,659
Shares outstanding	941,706	306,493	213,769
Net asset value, offering price and redemption price per share	$10.92	$10.14	$9.56
Class 1
Net assets	$821,057,982	$324,330,712	$193,320,639
Shares outstanding	75,109,839	31,995,750	20,231,803
Net asset value, offering price and redemption price per share	$10.93	$10.14	$9.56
Maximum Public Offering Price Per Share:
Class A (net asset value per share ÷ 95%)[2]	$11.51	$10.66	$10.04

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       39

STATEMENTS OF OPERATIONS For the year ended 8-31-17

	Multimanager 2060 Lifetime Portfolio	Multimanager 2055 Lifetime Portfolio	Multimanager 2050 Lifetime Portfolio	Multimanager 2045 Lifetime Portfolio
Investment income
Income distributions received from affiliated funds	$113,387	$1,792,853	$5,274,507	$11,867,276
Other income received from advisor	23,054	227,597	643,953	1,429,966
Interest	467	291	94	178
Total investment income	136,908	2,020,741	5,918,554	13,297,420
Expenses
Investment management fees	12,311	110,842	311,846	688,875
Distribution and service fees	8,365	73,555	267,945	618,436
Transfer agent fees	538	5,462	39,993	101,540
Accounting and legal services fees	1,946	18,836	53,237	117,740
State registration fees	142,401	128,518	110,743	121,518
Professional fees	70,702	47,785	47,898	59,813
Printing and postage	22,047	7,020	10,729	17,056
Custodian fees	21,450	30,975	30,973	30,954
Trustees' fees	605	2,265	6,140	13,571
Other	12,108	12,120	13,832	17,237
Total expenses before reductions	292,473	437,378	893,336	1,786,740
Less expense reductions	(283,701)	(358,544)	(586,924)	(1,068,843)
Net expenses	8,772	78,834	306,412	717,897
Net investment income (loss)	128,136	1,941,907	5,612,142	12,579,523
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in affiliated funds	4,438	(1,610,737)	(4,153,516)	9,571,895
Capital gain distributions received from affiliated funds	342,702	5,457,587	16,109,776	36,365,171
	347,140	3,846,850	11,956,260	45,937,066
Change in net unrealized appreciation (depreciation) of
Investments in affiliated funds	1,592,052	12,762,160	34,423,840	55,585,522
	1,592,052	12,762,160	34,423,840	55,585,522
Net realized and unrealized gain (loss)	1,939,192	16,609,010	46,380,100	101,522,588
Increase (decrease) in net assets from operations	$2,067,328	$18,550,917	$51,992,242	$114,102,111

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       40

STATEMENTS OF OPERATIONS For the year ended 8-31-17Continued

	Multimanager 2040 Lifetime Portfolio	Multimanager 2035 Lifetime Portfolio	Multimanager 2030 Lifetime Portfolio	Multimanager 2025 Lifetime Portfolio
Investment income
Income distributions received from affiliated funds	$12,680,432	$17,415,709	$23,039,250	$27,841,848
Other income received from advisor	1,547,559	2,017,360	2,465,257	2,627,600
Interest	79	160	150	63
Total investment income	14,228,070	19,433,229	25,504,657	30,469,511
Expenses
Investment management fees	740,856	944,035	1,146,400	1,237,981
Distribution and service fees	677,507	837,744	1,026,112	1,068,119
Transfer agent fees	111,813	128,885	165,668	161,949
Accounting and legal services fees	126,085	160,273	193,442	206,963
State registration fees	123,190	122,652	122,497	121,074
Professional fees	60,830	65,070	69,154	70,878
Printing and postage	15,414	17,635	20,078	21,266
Custodian fees	30,955	30,948	30,943	30,948
Trustees' fees	14,465	18,278	21,932	23,750
Other	17,631	19,041	20,608	21,434
Total expenses before reductions	1,918,746	2,344,561	2,816,834	2,964,362
Less expense reductions	(1,132,102)	(1,380,302)	(1,628,673)	(1,737,211)
Net expenses	786,644	964,259	1,188,161	1,227,151
Net investment income (loss)	13,441,426	18,468,970	24,316,496	29,242,360
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in affiliated funds	8,140,538	17,443,865	25,325,492	28,732,136
Capital gain distributions received from affiliated funds	38,765,906	46,023,655	50,238,287	48,178,533
	46,906,444	63,467,520	75,563,779	76,910,669
Change in net unrealized appreciation (depreciation) of
Investments in affiliated funds	61,946,820	66,479,839	66,407,265	51,723,599
	61,946,820	66,479,839	66,407,265	51,723,599
Net realized and unrealized gain (loss)	108,853,264	129,947,359	141,971,044	128,634,268
Increase (decrease) in net assets from operations	$122,294,690	$148,416,329	$166,287,540	$157,876,628

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       41

STATEMENTS OF OPERATIONS For the year ended 8-31-17Continued

	Multimanager 2020 Lifetime Portfolio	Multimanager 2015 Lifetime Portfolio	Multimanager 2010 Lifetime Portfolio
Investment income
Income distributions received from affiliated funds	$23,781,643	$11,417,628	$6,781,797
Other income received from advisor	2,121,891	992,353	616,177
Interest	35	38	60
Total investment income	25,903,569	12,410,019	7,398,034
Expenses
Investment management fees	944,388	405,888	228,029
Distribution and service fees	871,482	474,201	251,673
Transfer agent fees	151,950	99,832	53,738
Accounting and legal services fees	157,033	69,707	39,817
State registration fees	121,268	119,213	113,860
Professional fees	64,822	54,017	50,265
Printing and postage	18,439	12,177	8,901
Custodian fees	30,955	30,966	30,971
Trustees' fees	18,570	8,838	5,188
Other	19,321	14,864	13,555
Total expenses before reductions	2,398,228	1,289,703	795,997
Less expense reductions	(1,378,411)	(717,228)	(491,719)
Net expenses	1,019,817	572,475	304,278
Net investment income (loss)	24,883,752	11,837,544	7,093,756
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in affiliated funds	21,146,122	9,057,496	3,303,331
Capital gain distributions received from affiliated funds	30,978,883	11,349,356	5,354,087
	52,125,005	20,406,852	8,657,418
Change in net unrealized appreciation (depreciation) of
Investments in affiliated funds	26,183,642	6,753,956	3,952,953
	26,183,642	6,753,956	3,952,953
Net realized and unrealized gain (loss)	78,308,647	27,160,808	12,610,371
Increase (decrease) in net assets from operations	$103,192,399	$38,998,352	$19,704,127

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       42

STATEMENTS OF CHANGES IN NET ASSETS

	Multimanager 2060 Lifetime Portfolio		Multimanager 2055 Lifetime Portfolio		Multimanager 2050 Lifetime Portfolio
	Year ended 8-31-17	Year ended 8-31-16[1]	Year ended 8-31-17	Year ended 8-31-16	Year ended 8-31-17	Year ended 8-31-16
Increase (decrease) in net assets
From operations
Net investment income (loss)	$128,136	$533	$1,941,907	$1,016,409	$5,612,142	$4,543,411
Net realized gain (loss)	347,140	(1,269)	3,846,850	2,793,377	11,956,260	12,574,183
Change in net unrealized appreciation (depreciation)	1,592,052	77,339	12,762,160	3,346,328	34,423,840	7,006,774
Increase (decrease) in net assets resulting from operations	2,067,328	76,603	18,550,917	7,156,114	51,992,242	24,124,368
Distributions to shareholders
From net investment income
Class A	(1,587)	—	(40,482)	(9,472)	(388,991)	(195,778)
Class I	(1,454)	—	(1,603)	(1,307)	(1,621)	(1,406)
Class R1	(1,131)	—	(1,263)	(977)	(7,909)	(4,682)
Class R2	(1,332)	—	(1,824)	(1,840)	(6,238)	(3,561)
Class R3	(1,131)	—	(1,511)	(1,008)	(7,829)	(3,909)
Class R4	(1,423)	—	(1,630)	(1,341)	(7,756)	(5,266)
Class R5	(1,662)	—	(2,083)	(1,498)	(3,043)	(1,930)
Class R6	(1,548)	—	(7,390)	(3,167)	(46,206)	(37,226)
Class 1	(78,619)	—	(1,788,314)	(878,949)	(5,094,484)	(4,146,547)
From net realized gain
Class A	(98)	—	(94,820)	(13,244)	(1,272,848)	(640,122)
Class I	(74)	—	(3,032)	(1,398)	(4,328)	(3,591)
Class R1	(74)	—	(3,187)	(1,469)	(32,794)	(20,072)
Class R2	(74)	—	(3,958)	(2,190)	(21,486)	(12,428)
Class R3	(74)	—	(3,882)	(1,520)	(28,648)	(14,295)
Class R4	(74)	—	(3,187)	(1,469)	(22,236)	(14,223)
Class R5	(80)	—	(3,720)	(1,521)	(7,673)	(4,699)
Class R6	(74)	—	(13,037)	(3,104)	(115,175)	(87,650)
Class 1	(3,854)	—	(3,250,172)	(892,191)	(13,068,589)	(10,091,680)
Total distributions	(94,363)	—	(5,225,095)	(1,817,665)	(20,137,854)	(15,289,065)
From portfolio share transactions	20,876,569	2,578,864	25,934,268	53,264,054	1,166,434	50,438,440
Total increase (decrease)	22,849,534	2,655,467	39,260,090	58,602,503	33,020,822	59,273,743
Net assets
Beginning of year	2,655,467	—	104,954,246	46,351,743	335,689,070	276,415,327
End of year	$25,505,001	$2,655,467	$144,214,336	$104,954,246	$368,709,892	$335,689,070
Undistributed net investment income (loss)	$40,020	$1,173	$269,068	$173,239	$660,638	$612,493

1	Period from 3-30-16 (commencement of operations) to 8-31-16.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       43

STATEMENTS OF CHANGES IN NET ASSETS

Continued

	Multimanager 2045 Lifetime Portfolio		Multimanager 2040 Lifetime Portfolio		Multimanager 2035 Lifetime Portfolio
	Year ended 8-31-17	Year ended 8-31-16	Year ended 8-31-17	Year ended 8-31-16	Year ended 8-31-17	Year ended 8-31-16
Increase (decrease) in net assets
From operations
Net investment income (loss)	$12,579,523	$11,826,061	$13,441,426	$12,451,106	$18,468,970	$16,572,781
Net realized gain (loss)	45,937,066	38,543,103	46,906,444	40,286,192	63,467,520	49,448,231
Change in net unrealized appreciation (depreciation)	55,585,522	7,186,428	61,946,820	8,257,349	66,479,839	10,267,506
Increase (decrease) in net assets resulting from operations	114,102,111	57,555,592	122,294,690	60,994,647	148,416,329	76,288,518
Distributions to shareholders
From net investment income
Class A	(1,087,042)	(692,222)	(1,160,224)	(732,247)	(1,425,510)	(887,656)
Class I	(1,761)	(1,430)	(1,630)	(1,428)	(1,681)	(1,465)
Class R1	(22,272)	(18,533)	(27,277)	(20,172)	(48,759)	(40,865)
Class R2	(11,439)	(6,482)	(10,917)	(8,451)	(9,988)	(6,872)
Class R3	(17,174)	(22,405)	(25,002)	(27,653)	(26,038)	(20,675)
Class R4	(8,668)	(8,512)	(19,226)	(12,011)	(12,345)	(10,618)
Class R5	(33,070)	(25,471)	(20,886)	(35,276)	(22,176)	(16,375)
Class R6	(44,863)	(27,120)	(48,976)	(34,839)	(73,373)	(19,200)
Class 1	(11,401,055)	(10,888,453)	(12,097,487)	(11,427,653)	(16,206,248)	(15,034,146)
From net realized gain
Class A	(4,132,164)	(2,823,457)	(4,383,173)	(2,955,580)	(4,975,302)	(3,511,983)
Class I	(5,477)	(4,580)	(5,034)	(4,524)	(4,836)	(4,583)
Class R1	(110,886)	(105,324)	(134,862)	(113,500)	(219,977)	(222,620)
Class R2	(46,037)	(28,181)	(43,624)	(36,356)	(36,789)	(28,924)
Class R3	(78,113)	(113,391)	(112,906)	(138,535)	(107,791)	(100,760)
Class R4	(29,263)	(29,960)	(64,490)	(41,832)	(38,428)	(36,409)
Class R5	(98,909)	(77,807)	(62,091)	(106,604)	(61,417)	(48,896)
Class R6	(130,502)	(80,197)	(141,468)	(101,913)	(197,731)	(55,537)
Class 1	(34,114,127)	(33,261,130)	(35,966,645)	(34,533,727)	(44,890,762)	(44,892,866)
Total distributions	(51,372,822)	(48,214,655)	(54,325,918)	(50,332,301)	(68,359,151)	(64,940,450)
From portfolio share transactions	(75,655,501)	17,198,524	(68,462,198)	28,726,767	(85,613,171)	18,512,147
Total increase (decrease)	(12,926,212)	26,539,461	(493,426)	39,389,113	(5,555,993)	29,860,215
Net assets
Beginning of year	793,139,170	766,599,709	843,008,376	803,619,263	1,065,965,351	1,036,105,136
End of year	$780,212,958	$793,139,170	$842,514,950	$843,008,376	$1,060,409,358	$1,065,965,351
Undistributed net investment income (loss)	$1,409,595	$1,457,637	$1,577,202	$1,547,168	$3,287,475	$2,644,159

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       44

STATEMENTS OF CHANGES IN NET ASSETS

Continued

	Multimanager 2030 Lifetime Portfolio		Multimanager 2025 Lifetime Portfolio		Multimanager 2020 Lifetime Portfolio
	Year ended 8-31-17	Year ended 8-31-16	Year ended 8-31-17	Year ended 8-31-16	Year ended 8-31-17	Year ended 8-31-16
Increase (decrease) in net assets
From operations
Net investment income (loss)	$24,316,496	$23,033,926	$29,242,360	$29,819,395	$24,883,752	$26,909,640
Net realized gain (loss)	75,563,779	57,263,423	76,910,669	61,071,852	52,125,005	51,610,515
Change in net unrealized appreciation (depreciation)	66,407,265	10,046,143	51,723,599	6,441,681	26,183,642	(4,060,358)
Increase (decrease) in net assets resulting from operations	166,287,540	90,343,492	157,876,628	97,332,928	103,192,399	74,459,797
Distributions to shareholders
From net investment income
Class A	(2,068,772)	(1,355,757)	(2,343,118)	(1,680,258)	(2,571,116)	(1,996,129)
Class I	(5,591)	(1,687)	(2,792)	(2,010)	(2,928)	(2,377)
Class R1	(49,891)	(32,069)	(63,753)	(81,525)	(58,626)	(53,026)
Class R2	(33,185)	(14,034)	(24,694)	(13,636)	(30,794)	(20,042)
Class R3	(35,666)	(26,662)	(76,308)	(69,613)	(59,836)	(70,659)
Class R4	(20,351)	(15,769)	(13,154)	(7,715)	(18,221)	(24,899)
Class R5	(37,647)	(43,952)	(47,907)	(35,225)	(107,901)	(107,147)
Class R6	(89,687)	(48,054)	(78,055)	(46,989)	(118,703)	(67,984)
Class 1	(21,534,702)	(20,727,910)	(26,528,955)	(27,596,764)	(22,545,957)	(25,043,361)
From net realized gain
Class A	(6,098,736)	(4,324,209)	(5,805,038)	(4,050,448)	(5,712,608)	(4,352,661)
Class I	(13,881)	(4,430)	(5,943)	(4,127)	(5,695)	(4,511)
Class R1	(183,435)	(133,854)	(190,851)	(243,078)	(153,069)	(136,593)
Class R2	(102,579)	(47,476)	(63,734)	(34,471)	(70,877)	(45,220)
Class R3	(121,900)	(101,760)	(214,700)	(193,664)	(148,246)	(172,246)
Class R4	(54,212)	(44,844)	(29,811)	(16,930)	(37,500)	(49,982)
Class R5	(90,314)	(110,868)	(99,049)	(69,904)	(204,694)	(197,630)
Class R6	(209,911)	(117,880)	(157,842)	(91,074)	(220,812)	(122,903)
Class 1	(51,669,853)	(52,285,581)	(54,858,045)	(54,764,706)	(42,775,854)	(46,191,704)
Total distributions	(82,420,313)	(79,436,796)	(90,603,749)	(89,002,137)	(74,843,437)	(78,659,074)
From portfolio share transactions	(95,424,139)	39,025,269	(117,658,830)	(13,190,712)	(123,665,435)	(44,525,082)
Total increase (decrease)	(11,556,912)	49,931,965	(50,385,951)	(4,859,921)	(95,316,473)	(48,724,359)
Net assets
Beginning of year	1,290,964,587	1,241,032,622	1,405,024,186	1,409,884,107	1,084,440,209	1,133,164,568
End of year	$1,279,407,675	$1,290,964,587	$1,354,638,235	$1,405,024,186	$989,123,736	$1,084,440,209
Undistributed net investment income (loss)	$5,811,479	$5,370,636	$9,000,026	$8,937,134	$8,775,361	$9,406,486

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       45

STATEMENTS OF CHANGES IN NET ASSETS

Continued

	Multimanager 2015 Lifetime Portfolio		Multimanager 2010 Lifetime Portfolio
	Year ended 8-31-17	Year ended 8-31-16	Year ended 8-31-17	Year ended 8-31-16
Increase (decrease) in net assets
From operations
Net investment income (loss)	$11,837,544	$14,063,250	$7,093,756	$8,352,818
Net realized gain (loss)	20,406,852	22,904,068	8,657,418	11,113,648
Change in net unrealized appreciation (depreciation)	6,753,956	(3,134,425)	3,952,953	(1,022,939)
Increase (decrease) in net assets resulting from operations	38,998,352	33,832,893	19,704,127	18,443,527
Distributions to shareholders
From net investment income
Class A	(1,894,646)	(1,558,989)	(1,099,240)	(1,157,466)
Class I	(2,617)	(2,704)	(2,807)	(2,967)
Class R1	(46,803)	(45,617)	(14,909)	(12,185)
Class R2	(3,713)	(4,472)	(1,218)	(15,714)
Class R3	(126,940)	(143,095)	(12,422)	(27,163)
Class R4	(2,919)	(2,563)	(26,695)	(23,633)
Class R5	(35,333)	(48,512)	(9,149)	(5,795)
Class R6	(30,262)	(13,743)	(4,652)	(20,921)
Class 1	(10,412,643)	(12,958,077)	(6,295,926)	(7,764,481)
From net realized gain
Class A	(3,608,176)	(3,728,907)	(1,709,172)	(1,901,067)
Class I	(4,426)	(5,730)	(3,907)	(4,369)
Class R1	(102,739)	(125,753)	(26,192)	(22,726)
Class R2	(7,292)	(10,721)	(1,954)	(26,502)
Class R3	(266,197)	(376,496)	(21,135)	(48,603)
Class R4	(5,185)	(5,703)	(38,920)	(36,375)
Class R5	(58,398)	(100,240)	(12,446)	(8,336)
Class R6	(49,141)	(27,899)	(6,221)	(29,613)
Class 1	(17,212,061)	(26,775,196)	(8,566,047)	(11,169,382)
Total distributions	(33,869,491)	(45,934,417)	(17,853,012)	(22,277,298)
From portfolio share transactions	(74,816,163)	(53,467,791)	(34,896,044)	(31,446,608)
Total increase (decrease)	(69,687,302)	(65,569,315)	(33,044,929)	(35,280,379)
Net assets
Beginning of year	494,886,058	560,455,373	278,451,822	313,732,201
End of year	$425,198,756	$494,886,058	$245,406,893	$278,451,822
Undistributed net investment income (loss)	$4,418,475	$5,136,642	$2,802,837	$3,176,087

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       46

Financial highlights

Multimanager 2060 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]		Expenses before reductions (%)[5]		Expenses including reductions (%)[5]		Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS A
08-31-2017	10.61	0.08	[6]	1.56	1.64	(0.12)	(0.01)	—	(0.13)	12.12	15.59		2.63		0.42		0.71	[6]	640	24
08-31-2016[7]	10.00	(0.01	) [6]	0.62	0.61	—	—	—	—	10.61	6.10	[9]	23.24	[10]	0.43	[10]	(0.12	) [6,10]	118	10
CLASS I
08-31-2017	10.62	0.18	[6]	1.50	1.68	(0.14)	(0.01)	—	(0.15)	12.15	16.04		2.32		0.11		1.57	[6]	121	24
08-31-2016[7]	10.00	0.01	[6]	0.61	0.62	—	—	—	—	10.62	6.20	[9]	22.93	[10]	0.11	[10]	0.20	[6,10]	106	10
CLASS R1
08-31-2017	10.60	0.13	[6]	1.51	1.64	(0.11)	(0.01)	—	(0.12)	12.12	15.63		2.73		0.51		1.17	[6]	121	24
08-31-2016[7]	10.00	(0.01	) [6]	0.61	0.60	—	—	—	—	10.60	6.00	[9]	23.33	[10]	0.52	[10]	(0.21	) [6,10]	106	10
CLASS R2
08-31-2017	10.61	0.16	[6]	1.51	1.67	(0.13)	(0.01)	—	(0.14)	12.14	15.92		2.49		0.27		1.38	[6]	129	24
08-31-2016[7]	10.00	—	[6,8]	0.61	0.61	—	—	—	—	10.61	6.10	[9]	23.08	[10]	0.27	[10]	0.04	[6,10]	106	10
CLASS R3
08-31-2017	10.60	0.13	[6]	1.51	1.64	(0.11)	(0.01)	—	(0.12)	12.12	15.63		2.73		0.51		1.17	[6]	121	24
08-31-2016[7]	10.00	(0.01	) [6]	0.61	0.60	—	—	—	—	10.60	6.00	[9]	23.33	[10]	0.52	[10]	(0.21	) [6,10]	106	10
CLASS R4
08-31-2017	10.62	0.17	[6]	1.50	1.67	(0.14)	(0.01)	—	(0.15)	12.14	15.90		2.48		0.17		1.51	[6]	125	24
08-31-2016[7]	10.00	0.01	[6]	0.61	0.62	—	—	—	—	10.62	6.20	[9]	23.08	[10]	0.17	[10]	0.14	[6,10]	106	10
CLASS R5
08-31-2017	10.62	0.18	[6]	1.52	1.70	(0.15)	(0.01)	—	(0.16)	12.16	16.22		2.24		0.02		1.59	[6]	168	24
08-31-2016[7]	10.00	0.01	[6]	0.61	0.62	—	—	—	—	10.62	6.20	[9]	22.83	[10]	0.02	[10]	0.29	[6,10]	106	10
Class R6
08-31-2017	10.62	0.18	[6]	1.52	1.70	(0.15)	(0.01)	—	(0.16)	12.16	16.24		2.23		—		1.58	[5]	142	24
08-31-2016[7]	10.00	0.01	[6]	0.61	0.62	—	—	—	—	10.62	6.20	[9]	22.83	[10]	—	[10]	0.31	[6,10]	106	10
CLASS 1
08-31-2017	10.62	0.11	[6]	1.58	1.69	(0.15)	(0.01)	—	(0.16)	12.15	16.10		2.26		0.05		0.98	[6]	23,938	24
08-31-2016[7]	10.00	—	[6,8]	0.62	0.62	—	—	—	—	10.62	6.20	[9]	22.86	[10]	0.05	[10]	0.20	[6,10]	1,794	10

1	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Ratios do not include expenses indirectly incurred from the underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.41% - 1.22% and 0.53% - 1.20% for the periods ended 8-31-17 and 8-31-16, respectively.
6	Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of $0.02 and $0.002 per share and 0.18% and 0.07%,for the periods ended 8-31-17 and 8-31-16, respectively.
7	Period from 3-30-16 (commencement of operations) to 8-31-16.
8	Less than $0.005 per share.
9	Not annualized.
10	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       47

Financial highlights continued

Multimanager 2055 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]		Expenses before reductions (%)[5]		Expenses including reductions (%)[5]		Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS A
08-31-2017	10.46	0.10	[6]	1.48	1.58	(0.13)	(0.32)	—	(0.45)	11.59	15.73		0.71		0.42		0.96	[6]	7,046	33
08-31-2016	10.00	0.07	[6]	0.64	0.71	(0.10)	(0.15)	—	(0.25)	10.46	7.23		0.83		0.43		0.89	[6]	2,217	7
08-31-2015	10.64	0.07	[6]	(0.51)	(0.44)	(0.10)	(0.10)	—	(0.20)	10.00		(4.23)	3.73		0.44		0.66	[6]	554	18
08-31-2014[7]	10.00		(0.02)	0.66	0.64	—	—	—	—	10.64	6.40	[8]	23.48	[9]	0.60	[9]	(0.43	) [9]	132	24
CLASS I
08-31-2017	10.49	0.18	[6]	1.44	1.62	(0.17)	(0.32)	—	(0.49)	11.62	16.05		0.40		0.11		1.62	[6]	111	33
08-31-2016	10.03	0.16	[6]	0.59	0.75	(0.14)	(0.15)	—	(0.29)	10.49	7.56		0.51		0.11		1.56	[6]	100	7
08-31-2015[10]	10.51	0.01	[6]	(0.49)	(0.48)	—	—	—	—	10.03	(4.57	) [8]	0.85	[9]	0.11	[9]	0.23	[6,9]	95	18	[11]
CLASS R1
08-31-2017	10.45	0.13	[6]	1.45	1.58	(0.12)	(0.32)	—	(0.44)	11.59	15.73		0.81		0.51		1.22	[6]	116	33
08-31-2016	10.00	0.12	[6]	0.58	0.70	(0.10)	(0.15)	—	(0.25)	10.45	7.05		0.92		0.52		1.15	[6]	105	7
08-31-2015	10.63	0.10	[6]	(0.55)	(0.45)	(0.08)	(0.10)	—	(0.18)	10.00		(4.32)	7.59		0.59		0.94	[6]	100	18
08-31-2014[7]	10.00		(0.03)	0.66	0.63	—	—	—	—	10.63	6.30	[8]	21.55	[9]	0.85	[9]	(0.66	) [9]	106	24
CLASS R2
08-31-2017	10.47	0.15	[6]	1.45	1.60	(0.14)	(0.32)	—	(0.46)	11.61	15.94		0.62		0.33		1.35	[6]	166	33
08-31-2016	10.02	0.17	[6]	0.55	0.72	(0.12)	(0.15)	—	(0.27)	10.47	7.31		0.72		0.32		1.55	[6]	118	7
08-31-2015	10.64	0.12	[6]	(0.54)	(0.42)	(0.10)	(0.10)	—	(0.20)	10.02		(4.04)	7.08		0.34		1.15	[6]	107	18
08-31-2014[7]	10.00		(0.02)	0.66	0.64	—	—	—	—	10.64	6.40	[8]	21.02	[9]	0.60	[9]	(0.41	) [9]	106	24
CLASS R3
08-31-2017	10.45	0.12	[6]	1.45	1.57	(0.12)	(0.32)	—	(0.44)	11.58	15.61		0.84		0.55		1.06	[6]	187	33
08-31-2016	10.00	0.10	[6]	0.60	0.70	(0.10)	(0.15)	—	(0.25)	10.45	7.05		0.95		0.55		1.03	[6]	120	7
08-31-2015	10.64	0.09	[6]	(0.54)	(0.45)	(0.09)	(0.10)	—	(0.19)	10.00		(4.34)	7.15		0.56		0.89	[6]	124	18
08-31-2014[7]	10.00		(0.03)	0.67	0.64	—	—	—	—	10.64	6.40	[8]	21.60	[9]	0.75	[9]	(0.56	) [9]	106	24
CLASS R4
08-31-2017	10.48	0.17	[6]	1.45	1.62	(0.16)	(0.32)	—	(0.48)	11.62	16.10		0.56		0.17		1.57	[6]	117	33
08-31-2016	10.03	0.15	[6]	0.58	0.73	(0.13)	(0.15)	—	(0.28)	10.48	7.42		0.67		0.17		1.51	[6]	105	7
08-31-2015	10.65	0.14	[6]	(0.54)	(0.40)	(0.12)	(0.10)	—	(0.22)	10.03		(3.86)	7.30		0.19		1.34	[6]	100	18
08-31-2014[7]	10.00		(0.01)	0.66	0.65	—	—	—	—	10.65	6.50	[8]	21.13	[9]	0.35	[9]	(0.17	) [9]	106	24
CLASS R5
08-31-2017	10.50	0.17	[6]	1.47	1.64	(0.18)	(0.32)	—	(0.50)	11.64	16.24		0.32		0.03		1.57	[6]	157	33
08-31-2016	10.04	0.16	[6]	0.59	0.75	(0.14)	(0.15)	—	(0.29)	10.50	7.62		0.42		0.02		1.63	[6]	118	7
08-31-2015	10.66	0.16	[6]	(0.55)	(0.39)	(0.13)	(0.10)	—	(0.23)	10.04		(3.71)	7.09		0.03		1.51	[6]	101	18
08-31-2014[7]	10.00	—	[12]	0.66	0.66	—	—	—	—	10.66	6.60	[8]	21.19	[9]	0.15	[9]	0.03	[9]	106	24
Class R6
08-31-2017	10.49	0.17	[6]	1.47	1.64	(0.18)	(0.32)	—	(0.50)	11.63	16.28		0.31		—		1.58	[6]	463	33
08-31-2016	10.04	0.12	[6]	0.63	0.75	(0.15)	(0.15)	—	(0.30)	10.49	7.58		0.42		—		1.45	[6]	362	7
08-31-2015	10.67	0.13	[6]	(0.52)	(0.39)	(0.14)	(0.10)	—	(0.24)	10.04		(3.76)	6.34		—		1.28	[6]	177	18
08-31-2014[7]	10.00	—	[12]	0.67	0.67	—	—	—	—	10.67	6.70	[8]	23.05	[9]	0.10	[9]	0.09	[9]	106	24
CLASS 1
08-31-2017	10.49	0.18	[6]	1.45	1.63	(0.17)	(0.32)	—	(0.49)	11.63	16.22		0.34		0.05		1.61	[6]	135,851	33
08-31-2016	10.03	0.12	[6]	0.63	0.75	(0.14)	(0.15)	—	(0.29)	10.49	7.63		0.45		0.05		1.39	[6]	101,710	7
08-31-2015	10.66	0.11	[6]	(0.51)	(0.40)	(0.13)	(0.10)	—	(0.23)	10.03		(3.80)	0.95		0.05		1.02	[6]	44,994	18
08-31-2014[7]	10.00	—	[12]	0.66	0.66	—	—	—	—	10.66	6.60	[8]	5.88	[9]	0.15	[9]	0.04	[9]	6,679	24

1	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.41%-1.22%, 0.53%-1.20%, 0.53%-1.23% and 0.52% - 1.26% for the periods ended 8-31-17, 8-31-16, 8-31-15 and 8-31-14, respectively.
6	Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of $0.02, $0.01 and $0.01 per share and 0.19%, 0.12% and 0.09%, for the periods ended 8-31-17, 8-31-16 and 8-31-15, respectively.
7	Period from 3-26-14 (commencement of operations) to 8-31-14.
8	Not annualized.
9	Annualized.
10	The inception date for Class I shares is 3-27-15.
11	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.
12	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       48

Multimanager 2050 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]		Expenses before reductions (%)[5]		Expenses including reductions (%)[5]		Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS A
08-31-2017	11.65	0.14	[6]	1.62	1.76	(0.16)	(0.52)	—	(0.68)	12.73	15.87		0.59		0.42		1.18	[6]	42,799	38
08-31-2016	11.42	0.11	[6]	0.68	0.79	(0.13)	(0.43)	—	(0.56)	11.65	7.16		0.59		0.43		1.10	[6]	24,261	11
08-31-2015	12.44	0.12	[6]	(0.62)	(0.50)	(0.11)	(0.41)	—	(0.52)	11.42	(4.21)		0.61		0.45		0.95	[6]	14,346	11
08-31-2014	10.73	0.05		2.04	2.09	(0.10)	(0.28)	—	(0.38)	12.44	19.70		0.90		0.60		0.43		8,305	10
08-31-2013	9.51	0.04		1.39	1.43	(0.08)	(0.13)	—	(0.21)	10.73	15.21		2.15		0.61		0.42		2,264	16
CLASS I
08-31-2017	11.68	0.19	[6]	1.59	1.78	(0.19)	(0.52)	—	(0.71)	12.75	16.19		0.28		0.11		1.59	[6]	116	38
08-31-2016	11.44	0.18	[6]	0.66	0.84	(0.17)	(0.43)	—	(0.60)	11.68	7.58		0.28		0.11		1.55	[6]	97	11
08-31-2015[7]	11.99	0.01	[6]	(0.56)	(0.55)	—	—	—	—	11.44	(4.59	) [8]	0.28	[9]	0.10	[9]	0.22	[6,9]	95	11	[10]
CLASS R1
08-31-2017	11.63	0.10	[6]	1.61	1.71	(0.12)	(0.52)	—	(0.64)	12.70	15.47		0.95		0.75		0.81	[6]	1,060	38
08-31-2016	11.40	0.09	[6]	0.67	0.76	(0.10)	(0.43)	—	(0.53)	11.63	6.88		0.87		0.71		0.77	[6]	696	11
08-31-2015	12.43	0.05	[6]	(0.59)	(0.54)	(0.08)	(0.41)	—	(0.49)	11.40	(4.54)		1.56		0.72		0.44	[6]	638	11
08-31-2014	10.72	0.07		1.99	2.06	(0.07)	(0.28)	—	(0.35)	12.43	19.44		4.80		0.86		0.59		409	10
08-31-2013	9.50	0.02		1.38	1.40	(0.05)	(0.13)	—	(0.18)	10.72	14.95		12.87		0.86		0.23		183	16
CLASS R2
08-31-2017	11.65	0.12	[6]	1.63	1.75	(0.15)	(0.52)	—	(0.67)	12.73	15.79		0.67		0.50		1.00	[6]	840	38
08-31-2016	11.42	0.10	[6]	0.68	0.78	(0.12)	(0.43)	—	(0.55)	11.65	7.08		0.63		0.47		0.98	[6]	498	11
08-31-2015	12.44	0.13	[6]	(0.63)	(0.50)	(0.11)	(0.41)	—	(0.52)	11.42	(4.21)		1.60		0.50		1.06	[6]	265	11
08-31-2014	10.73	0.08		2.01	2.09	(0.10)	(0.28)	—	(0.38)	12.44	19.70		5.16		0.61		0.71		458	10
08-31-2013	9.51	0.07		1.36	1.43	(0.08)	(0.13)	—	(0.21)	10.73	15.21		11.95		0.61		0.55		155	16
CLASS R3
08-31-2017	11.64	0.12	[6]	1.60	1.72	(0.14)	(0.52)	—	(0.66)	12.70	15.53		0.86		0.65		1.00	[6]	819	38
08-31-2016	11.41	0.09	[6]	0.69	0.78	(0.12)	(0.43)	—	(0.55)	11.64	7.03		0.74		0.57		0.92	[6]	573	11
08-31-2015	12.43	0.10	[6]	(0.62)	(0.52)	(0.09)	(0.41)	—	(0.50)	11.41	(4.36)		2.62		0.58		0.80	[6]	158	11
08-31-2014	10.73	0.05		2.01	2.06	(0.08)	(0.28)	—	(0.36)	12.43	19.44		11.01		0.75		0.43		184	10
08-31-2013	9.50	0.06		1.36	1.42	(0.06)	(0.13)	—	(0.19)	10.73	15.17		15.81		0.76		0.55		113	16
CLASS R4
08-31-2017	11.67	0.18	[6]	1.59	1.77	(0.18)	(0.52)	—	(0.70)	12.74	15.98		0.51		0.24		1.52	[6]	467	38
08-31-2016	11.44	0.16	[6]	0.66	0.82	(0.16)	(0.43)	—	(0.59)	11.67	7.41		0.50		0.23		1.40	[6]	424	11
08-31-2015	12.46	0.09	[6]	(0.56)	(0.47)	(0.14)	(0.41)	—	(0.55)	11.44	(3.97)		2.22		0.22		0.76	[6]	319	11
08-31-2014	10.75	0.12		1.99	2.11	(0.12)	(0.28)	—	(0.40)	12.46	19.94		12.39		0.35		0.99		131	10
08-31-2013	9.52	0.10		1.36	1.46	(0.10)	(0.13)	—	(0.23)	10.75	15.59		15.54		0.36		0.95		113	16
CLASS R5
08-31-2017	11.69	0.20	[6]	1.60	1.80	(0.20)	(0.52)	—	(0.72)	12.77	16.29		0.20		0.03		1.68	[6]	185	38
08-31-2016	11.45	0.16	[6]	0.69	0.85	(0.18)	(0.43)	—	(0.61)	11.69	7.65		0.18		0.02		1.56	[6]	166	11
08-31-2015	12.48	0.19	[6]	(0.65)	(0.46)	(0.16)	(0.41)	—	(0.57)	11.45	(3.85)		3.52		0.01		1.55	[6]	122	11
08-31-2014	10.76	0.16		1.98	2.14	(0.14)	(0.28)	—	(0.42)	12.48	20.23		1.80		0.16		1.39		131	10
08-31-2013	9.53	0.02		1.46	1.48	(0.12)	(0.13)	—	(0.25)	10.76	15.79		2.67		0.16		0.23		985	16
Class R6
08-31-2017	11.69	0.19	[6]	1.62	1.81	(0.21)	(0.52)	—	(0.73)	12.77	16.31		0.18		—		1.57	[6]	3,528	38
08-31-2016	11.46	0.16	[6]	0.68	0.84	(0.18)	(0.43)	—	(0.61)	11.69	7.62		0.18		—		1.53	[6]	3,185	11
08-31-2015	12.48	0.16	[6]	(0.60)	(0.44)	(0.17)	(0.41)	—	(0.58)	11.46	(3.72)		0.41		—		1.36	[6]	2,085	11
08-31-2014	10.76	0.08		2.07	2.15	(0.15)	(0.28)	—	(0.43)	12.48	20.29		2.34		0.11		0.64		1,223	10
08-31-2013	9.53	0.12		1.37	1.49	(0.13)	(0.13)	—	(0.26)	10.76	15.85		8.30		0.11		1.17		253	16

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       49

Financial highlights continued

Multimanager 2050 Lifetime Portfolio (continued)
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS 1
08-31-2017	11.68	0.20	[6]	1.59	1.79	(0.20)	(0.52)	—	(0.72)	12.75	16.18	0.22	0.05	1.68	[6]	318,895	38
08-31-2016	11.44	0.17	[6]	0.67	0.84	(0.17)	(0.43)	—	(0.60)	11.68	7.67	0.22	0.05	1.54	[6]	305,789	11
08-31-2015	12.47	0.17	[6]	(0.63)	(0.46)	(0.16)	(0.41)	—	(0.57)	11.44	(3.86)	0.19	0.05	1.42	[6]	258,387	11
08-31-2014	10.76	0.12		2.01	2.13	(0.14)	(0.28)	—	(0.42)	12.47	20.14	0.17	0.16	1.03		232,040	10
08-31-2013	9.53	0.10		1.38	1.48	(0.12)	(0.13)	—	(0.25)	10.76	15.79	0.23	0.16	0.94		124,203	16

1	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.41% - 1.22%, 0.53% - 1.20%, 0.53%-1.23%, 0.52%-1.26%, 0.50%-1.29% and 0.51%-1.47% for the periods ended 8-31-17, 8-31-16, 8-31-15, 8-31-14 and 8-31-13 respectively.
6	Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of $0.02, $0.01, $0.01 per share and 0.19%, 0.11%, 0.08%, for the periods ended 8-31-17, 8-31-16 and 8-31-15, respectively.
7	The inception date for Class I shares is 3-27-15.
8	Not annualized.
9	Annualized.
10	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       50

Multimanager 2045 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]		Expenses before reductions (%)[5]		Expenses including reductions (%)[5]		Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS A
08-31-2017	11.24	0.14	[6]	1.54	1.68	(0.15)	(0.60)	—	(0.75)	12.17	15.83		0.56		0.42		1.24	[6]	98,637	30
08-31-2016	11.14	0.12	[6]	0.65	0.77	(0.13)	(0.54)	—	(0.67)	11.24	7.18		0.55		0.43		1.15	[6]	70,954	15
08-31-2015	12.27	0.13	[6]	(0.63)	(0.50)	(0.11)	(0.52)	—	(0.63)	11.14	(4.28)		0.54		0.44		1.06	[6]	52,732	12
08-31-2014	10.65	0.08		1.99	2.07	(0.10)	(0.35)	—	(0.45)	12.27	19.71		0.59		0.58		0.68		44,703	14
08-31-2013	9.88	0.06		1.38	1.44	(0.09)	(0.58)	—	(0.67)	10.65	15.25		0.65		0.59		0.62		28,714	15
CLASS I
08-31-2017	11.31	0.19	[6]	1.54	1.73	(0.19)	(0.60)	—	(0.79)	12.25	16.20		0.25		0.11		1.67	[6]	118	30
08-31-2016	11.20	0.18	[6]	0.64	0.82	(0.17)	(0.54)	—	(0.71)	11.31	7.58		0.24		0.11		1.57	[6]	96	15
08-31-2015[7]	11.74	0.01	[6]	(0.55)	(0.54)	—	—	—	—	11.20	(4.60	) [8]	0.22	[9]	0.11	[9]	0.22	[6,9]	95	12	[10]
CLASS R1
08-31-2017	11.20	0.14	[6]	1.51	1.65	(0.12)	(0.60)	—	(0.72)	12.13	15.51		0.90		0.75		1.19	[6]	1,820	30
08-31-2016	11.10	0.12	[6]	0.61	0.73	(0.09)	(0.54)	—	(0.63)	11.20	6.84		0.91		0.75		1.04	[6]	1,955	15
08-31-2015	12.23	0.07	[6]	(0.60)	(0.53)	(0.08)	(0.52)	—	(0.60)	11.10	(4.54)		1.01		0.75		0.59	[6]	2,083	12
08-31-2014	10.62	0.05		1.98	2.03	(0.07)	(0.35)	—	(0.42)	12.23	19.39		2.00		0.83		0.44		1,447	14
08-31-2013	9.86	0.06		1.34	1.40	(0.06)	(0.58)	—	(0.64)	10.62	14.89		1.80		0.84		0.54		1,163	15
CLASS R2
08-31-2017	11.27	0.11	[6]	1.58	1.69	(0.15)	(0.60)	—	(0.75)	12.21	15.80		0.65		0.50		0.95	[6]	1,653	30
08-31-2016	11.16	0.10	[6]	0.67	0.77	(0.12)	(0.54)	—	(0.66)	11.27	7.18		0.64		0.50		0.95	[6]	822	15
08-31-2015	12.30	0.11	[6]	(0.62)	(0.51)	(0.11)	(0.52)	—	(0.63)	11.16	(4.36)		1.36		0.50		0.94	[6]	464	12
08-31-2014	10.67	0.08		2.00	2.08	(0.10)	(0.35)	—	(0.45)	12.30	19.76		3.96		0.58		0.69		524	14
08-31-2013	9.90	0.05		1.39	1.44	(0.09)	(0.58)	—	(0.67)	10.67	15.22		11.95		0.59		0.50		293	15
CLASS R3
08-31-2017	11.22	0.14	[6]	1.51	1.65	(0.13)	(0.60)	—	(0.73)	12.14	15.50		0.80		0.65		1.24	[6]	1,209	30
08-31-2016	11.11	0.19	[6]	0.56	0.75	(0.10)	(0.54)	—	(0.64)	11.22	7.04		0.79		0.65		1.55	[6]	1,362	15
08-31-2015	12.25	0.10	[6]	(0.63)	(0.53)	(0.09)	(0.52)	—	(0.61)	11.11	(4.51)		0.90		0.65		0.81	[6]	2,070	12
08-31-2014	10.63	0.06		1.99	2.05	(0.08)	(0.35)	—	(0.43)	12.25	19.58		1.69		0.73		0.50		2,027	14
08-31-2013	9.87	0.05		1.36	1.41	(0.07)	(0.58)	—	(0.65)	10.63	14.99		1.90		0.74		0.53		1,332	15
CLASS R4
08-31-2017	11.27	0.15	[6]	1.55	1.70	(0.17)	(0.60)	—	(0.77)	12.20	16.00		0.50		0.25		1.33	[6]	489	30
08-31-2016	11.16	0.18	[6]	0.62	0.80	(0.15)	(0.54)	—	(0.69)	11.27	7.46		0.48		0.25		1.58	[6]	559	15
08-31-2015	12.30	0.17	[6]	(0.65)	(0.48)	(0.14)	(0.52)	—	(0.66)	11.16	(4.12)		0.73		0.25		1.39	[6]	629	12
08-31-2014	10.67	0.10		2.00	2.10	(0.12)	(0.35)	—	(0.47)	12.30	20.04		2.05		0.33		0.89		1,215	14
08-31-2013	9.90	0.10		1.36	1.46	(0.11)	(0.58)	—	(0.69)	10.67	15.50		2.41		0.34		0.92		812	15
CLASS R5
08-31-2017	11.32	0.20	[6]	1.55	1.75	(0.20)	(0.60)	—	(0.80)	12.27	16.35		0.21		0.05		1.70	[6]	1,408	30
08-31-2016	11.22	0.16	[6]	0.65	0.81	(0.17)	(0.54)	—	(0.71)	11.32	7.56		0.19		0.05		1.51	[6]	1,917	15
08-31-2015	12.36	0.17	[6]	(0.63)	(0.46)	(0.16)	(0.52)	—	(0.68)	11.22	(3.90)		0.40		0.05		1.42	[6]	1,638	12
08-31-2014	10.72	0.12		2.01	2.13	(0.14)	(0.35)	—	(0.49)	12.36	20.27		1.36		0.13		1.01		1,399	14
08-31-2013	9.94	0.15		1.34	1.49	(0.13)	(0.58)	—	(0.71)	10.72	15.78		1.11		0.14		1.43		1,023	15
Class R6
08-31-2017	11.31	0.16	[6]	1.58	1.74	(0.20)	(0.60)	—	(0.80)	12.25	16.34		0.15		—		1.40	[6]	4,941	30
08-31-2016	11.20	0.13	[6]	0.70	0.83	(0.18)	(0.54)	—	(0.72)	11.31	7.72		0.14		—		1.50	[6]	3,314	15
08-31-2015	12.35	0.16	[6]	(0.62)	(0.46)	(0.17)	(0.52)	—	(0.69)	11.20	(3.94)		0.39		—		1.36	[6]	1,781	12
08-31-2014	10.70	0.14		2.01	2.15	(0.15)	(0.35)	—	(0.50)	12.35	20.46		0.70		0.08		1.19		1,496	14
08-31-2013	9.93	0.09		1.39	1.48	(0.13)	(0.58)	—	(0.71)	10.70	15.72		1.22		0.09		0.87		1,885	15

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       51

Financial highlights continued

Multimanager 2045 Lifetime Portfolio (continued)
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS 1
08-31-2017	11.31	0.20	[6]	1.54	1.74	(0.20)	(0.60)	—	(0.80)	12.25	16.27	0.19	0.05	1.70	[6]	669,937	30
08-31-2016	11.21	0.18	[6]	0.63	0.81	(0.17)	(0.54)	—	(0.71)	11.31	7.56	0.17	0.05	1.59	[6]	712,160	15
08-31-2015	12.35	0.18	[6]	(0.64)	(0.46)	(0.16)	(0.52)	—	(0.68)	11.21	(3.90)	0.15	0.05	1.49	[6]	705,106	12
08-31-2014	10.71	0.14		1.99	2.13	(0.14)	(0.35)	—	(0.49)	12.35	20.29	0.14	0.13	1.16		767,166	14
08-31-2013	9.93	0.12		1.37	1.49	(0.13)	(0.58)	—	(0.71)	10.71	15.78	0.14	0.14	1.14		632,322	15

1	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.41% - 1.22%, 0.53% - 1.20%, 0.53%-1.23%, 0.52% - 1.26% and 0.50%-1.29% for the periods ended 8-31-17, 8-31-16, 8-31-15, 8-31-14 and 8-31-13, respectively.
6	Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of $0.02, $0.01 and $0.01 per share and 0.19%, 0.12% and 0.09%, for the periods ended 8-31-17, 8-31-16 and 8-31-15, respectively.
7	The inception date for Class I shares is 3-27-15.
8	Not annualized.
9	Annualized.
10	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       52

Multimanager 2040 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]		Expenses before reductions (%)[5]		Expenses including reductions (%)[5]		Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS A
08-31-2017	11.35	0.14	[6]	1.56	1.70	(0.16)	(0.60)	—	(0.76)	12.29	15.81		0.56		0.42		1.24	[6]	108,511	32
08-31-2016	11.24	0.12	[6]	0.66	0.78	(0.13)	(0.54)	—	(0.67)	11.35	7.20		0.55		0.43		1.14	[6]	77,804	14
08-31-2015	12.36	0.13	[6]	(0.63)	(0.50)	(0.11)	(0.51)	—	(0.62)	11.24	(4.27)		0.54		0.44		1.05	[6]	55,527	12
08-31-2014	10.71	0.08		2.01	2.09	(0.10)	(0.34)	—	(0.44)	12.36	19.79		0.58		0.58		0.66		45,469	14
08-31-2013	9.89	0.07		1.36	1.43	(0.08)	(0.53)	—	(0.61)	10.71	15.13		0.64		0.59		0.63		30,120	14
CLASS I
08-31-2017	11.41	0.19	[6]	1.55	1.74	(0.19)	(0.60)	—	(0.79)	12.36	16.18		0.25		0.11		1.66	[6]	104	32
08-31-2016	11.30	0.18	[6]	0.63	0.81	(0.16)	(0.54)	—	(0.70)	11.41	7.51		0.24		0.11		1.57	[6]	96	14
08-31-2015[7]	11.84	0.01	[6]	(0.55)	(0.54)	—	—	—	—	11.30	(4.56	) [8]	0.22	[9]	0.10	[9]	0.22	[6,9]	95	12	[10]
CLASS R1
08-31-2017	11.31	0.11	[6]	1.54	1.65	(0.12)	(0.60)	—	(0.72)	12.24	15.39		0.90		0.75		0.92	[6]	2,758	32
08-31-2016	11.20	0.10	[6]	0.64	0.74	(0.09)	(0.54)	—	(0.63)	11.31	6.86		0.89		0.75		0.89	[6]	2,479	14
08-31-2015	12.33	0.09	[6]	(0.63)	(0.54)	(0.08)	(0.51)	—	(0.59)	11.20	(4.60)		1.00		0.75		0.75	[6]	2,308	12
08-31-2014	10.69	0.05		2.00	2.05	(0.07)	(0.34)	—	(0.41)	12.33	19.45		1.62		0.83		0.46		2,258	14
08-31-2013	9.86	0.05		1.37	1.42	(0.06)	(0.53)	—	(0.59)	10.69	15.00		1.58		0.84		0.51		1,985	14
CLASS R2
08-31-2017	11.37	0.14	[6]	1.55	1.69	(0.15)	(0.60)	—	(0.75)	12.31	15.69		0.64		0.50		1.23	[6]	1,288	32
08-31-2016	11.26	0.14	[6]	0.63	0.77	(0.12)	(0.54)	—	(0.66)	11.37	7.10		0.65		0.50		1.32	[6]	851	14
08-31-2015	12.38	0.13	[6]	(0.63)	(0.50)	(0.11)	(0.51)	—	(0.62)	11.26	(4.26)		0.88		0.50		1.09	[6]	501	12
08-31-2014	10.73	0.03		2.06	2.09	(0.10)	(0.34)	—	(0.44)	12.38	19.75		2.11		0.58		0.22		1,489	14
08-31-2013	9.90	0.05		1.39	1.44	(0.08)	(0.53)	—	(0.61)	10.73	15.21		9.52		0.59		0.51		312	14
CLASS R3
08-31-2017	11.30	0.14	[6]	1.53	1.67	(0.13)	(0.60)	—	(0.73)	12.24	15.61		0.80		0.65		1.25	[6]	1,874	32
08-31-2016	11.19	0.16	[6]	0.59	0.75	(0.10)	(0.54)	—	(0.64)	11.30	6.98		0.79		0.65		1.30	[6]	2,142	14
08-31-2015	12.32	0.10	[6]	(0.63)	(0.53)	(0.09)	(0.51)	—	(0.60)	11.19	(4.51)		0.87		0.65		0.86	[6]	2,763	12
08-31-2014	10.68	0.08		1.98	2.06	(0.08)	(0.34)	—	(0.42)	12.32	19.58		1.22		0.73		0.66		3,213	14
08-31-2013	9.86	0.05		1.37	1.42	(0.07)	(0.53)	—	(0.60)	10.68	15.01		1.23		0.74		0.51		3,235	14
CLASS R4
08-31-2017	11.36	0.18	[6]	1.54	1.72	(0.18)	(0.60)	—	(0.78)	12.30	16.00		0.50		0.25		1.54	[6]	345	32
08-31-2016	11.25	0.14	[6]	0.66	0.80	(0.15)	(0.54)	—	(0.69)	11.36	7.39		0.49		0.25		1.29	[6]	1,098	14
08-31-2015	12.38	0.21	[6]	(0.69)	(0.48)	(0.14)	(0.51)	—	(0.65)	11.25	(4.10)		0.73		0.25		1.73	[6]	888	12
08-31-2014	10.73	0.10		2.01	2.11	(0.12)	(0.34)	—	(0.46)	12.38	20.03		1.94		0.33		0.87		1,349	14
08-31-2013	9.90	0.09		1.38	1.47	(0.11)	(0.53)	—	(0.64)	10.73	15.51		2.71		0.34		0.84		763	14
CLASS R5
08-31-2017	11.42	0.20	[6]	1.55	1.75	(0.20)	(0.60)	—	(0.80)	12.37	16.25		0.20		0.05		1.72	[6]	818	32
08-31-2016	11.31	0.25	[6]	0.57	0.82	(0.17)	(0.54)	—	(0.71)	11.42	7.58		0.19		0.05		2.00	[6]	1,425	14
08-31-2015	12.44	0.18	[6]	(0.64)	(0.46)	(0.16)	(0.51)	—	(0.67)	11.31	(3.89)		0.29		0.05		1.48	[6]	2,411	12
08-31-2014	10.77	0.16		2.00	2.16	(0.15)	(0.34)	—	(0.49)	12.44	20.36		0.57		0.13		1.33		2,271	14
08-31-2013	9.94	0.11		1.38	1.49	(0.13)	(0.53)	—	(0.66)	10.77	15.67		0.51		0.14		1.03		4,126	14
Class R6
08-31-2017	11.41	0.18	[6]	1.57	1.75	(0.21)	(0.60)	—	(0.81)	12.35	16.24		0.15		—		1.53	[6]	4,053	32
08-31-2016	11.29	0.16	[6]	0.68	0.84	(0.18)	(0.54)	—	(0.72)	11.41	7.74		0.14		—		1.64	[6]	3,376	14
08-31-2015	12.42	0.15	[6]	(0.60)	(0.45)	(0.17)	(0.51)	—	(0.68)	11.29	(3.85)		0.41		—		1.29	[6]	1,762	12
08-31-2014	10.76	0.14		2.01	2.15	(0.15)	(0.34)	—	(0.49)	12.42	20.34		0.70		0.08		1.16		1,232	14
08-31-2013	9.93	0.07		1.42	1.49	(0.13)	(0.53)	—	(0.66)	10.76	15.73		1.12		0.09		0.69		2,168	14

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       53

Financial highlights continued

Multimanager 2040 Lifetime Portfolio (continued)
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS 1
08-31-2017	11.41	0.20	[6]	1.55	1.75	(0.20)	(0.60)	—	(0.80)	12.36	16.26	0.19	0.05	1.70	[6]	722,764	32
08-31-2016	11.30	0.18	[6]	0.64	0.82	(0.17)	(0.54)	—	(0.71)	11.41	7.59	0.17	0.05	1.58	[6]	753,738	14
08-31-2015	12.43	0.18	[6]	(0.64)	(0.46)	(0.16)	(0.51)	—	(0.67)	11.30	(3.89)	0.15	0.05	1.49	[6]	737,363	12
08-31-2014	10.77	0.14		2.01	2.15	(0.15)	(0.34)	—	(0.49)	12.43	20.27	0.14	0.13	1.16		796,874	14
08-31-2013	9.93	0.12		1.37	1.49	(0.12)	(0.53)	—	(0.65)	10.77	15.78	0.14	0.14	1.14		643,062	14

1	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.41%-1.22%, 0.53%-1.20%, 0.53%-1.20%, 0.53%-1.23%, 0.52%-1.26% and 0.50%-1.29% for the periods ended 8-31-17, 8-31-16, 8-31-15, 8-31-14 and 8-31-13, respectively.
6	Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of $0.02, $0.01 and $0.01 per share and 0.19%, 0.12% and 0.09%, for the periods ended 8-31-17, 8-31-16 and 8-31-15, respectively.
7	The inception date for Class I shares is 3-27-15.
8	Not annualized.
9	Annualized.
10	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       54

Multimanager 2035 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]		Expenses before reductions (%)[5]		Expenses including reductions (%)[5]		Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS A
08-31-2017	11.40	0.16	[6]	1.46	1.62	(0.16)	(0.58)	—	(0.74)	12.28	15.05		0.55		0.42		1.38	[6]	125,348	35
08-31-2016	11.31	0.13	[6]	0.64	0.77	(0.13)	(0.55)	—	(0.68)	11.40	7.12		0.54		0.43		1.23	[6]	89,978	18
08-31-2015	12.42	0.13	[6]	(0.64)	(0.51)	(0.11)	(0.49)	—	(0.60)	11.31	(4.23)		0.54		0.44		1.08	[6]	66,902	12
08-31-2014	10.78	0.09		1.99	2.08	(0.10)	(0.34)	—	(0.44)	12.42	19.57		0.59		0.58		0.74		55,885	14
08-31-2013	9.92	0.07		1.36	1.43	(0.09)	(0.48)	—	(0.57)	10.78	15.04		0.63		0.59		0.66		37,108	15
CLASS I
08-31-2017	11.47	0.19	[6]	1.48	1.67	(0.20)	(0.58)	—	(0.78)	12.36	15.41		0.24		0.11		1.62	[6]	273	35
08-31-2016	11.38	0.19	[6]	0.62	0.81	(0.17)	(0.55)	—	(0.72)	11.47	7.43		0.23		0.11		1.64	[6]	96	18
08-31-2015[7]	11.92	0.01	[6]	(0.55)	(0.54)	—	—	—	—	11.38	(4.53	) [8]	0.22	[9]	0.10	[9]	0.27	[6,9]	95	12	[10]
CLASS R1
08-31-2017	11.36	0.12	[6]	1.47	1.59	(0.13)	(0.58)	—	(0.71)	12.24	14.72		0.88		0.75		1.00	[6]	5,658	35
08-31-2016	11.27	0.12	[6]	0.62	0.74	(0.10)	(0.55)	—	(0.65)	11.36	6.78		0.88		0.75		1.03	[6]	4,233	18
08-31-2015	12.39	0.09	[6]	(0.64)	(0.55)	(0.08)	(0.49)	—	(0.57)	11.27	(4.57)		0.94		0.75		0.73	[6]	4,451	12
08-31-2014	10.75	0.05		2.00	2.05	(0.07)	(0.34)	—	(0.41)	12.39	19.35		1.39		0.83		0.44		3,745	14
08-31-2013	9.90	0.06		1.33	1.39	(0.06)	(0.48)	—	(0.54)	10.75	14.68		1.46		0.84		0.61		2,400	15
CLASS R2
08-31-2017	11.44	0.12	[6]	1.50	1.62	(0.16)	(0.58)	—	(0.74)	12.32	14.91		0.64		0.50		1.02	[6]	1,577	35
08-31-2016	11.34	0.14	[6]	0.64	0.78	(0.13)	(0.55)	—	(0.68)	11.44	7.11		0.63		0.50		1.23	[6]	639	18
08-31-2015	12.46	0.11	[6]	(0.63)	(0.52)	(0.11)	(0.49)	—	(0.60)	11.34	(4.30)		1.32		0.50		0.91	[6]	486	12
08-31-2014	10.81	0.09		2.00	2.09	(0.10)	(0.34)	—	(0.44)	12.46	19.61		5.07		0.58		0.72		605	14
08-31-2013	9.94	0.08		1.36	1.44	(0.09)	(0.48)	—	(0.57)	10.81	15.10		14.91		0.59		0.77		111	15
CLASS R3
08-31-2017	11.38	0.15	[6]	1.45	1.60	(0.14)	(0.58)	—	(0.72)	12.26	14.81		0.80		0.65		1.26	[6]	2,157	35
08-31-2016	11.29	0.13	[6]	0.62	0.75	(0.11)	(0.55)	—	(0.66)	11.38	6.88		0.77		0.65		1.16	[6]	2,144	18
08-31-2015	12.41	0.12		(0.65)	(0.53)	(0.10)	(0.49)	—	(0.59)	11.29	(4.47)		0.88		0.65		1.01	[6]	2,009	12
08-31-2014	10.77	0.07		1.99	2.06	(0.08)	(0.34)	—	(0.42)	12.41	19.42		1.37		0.73		0.57		2,831	14
08-31-2013	9.91	0.06		1.35	1.41	(0.07)	(0.48)	—	(0.55)	10.77	14.88		1.29		0.74		0.57		2,382	15
CLASS R4
08-31-2017	11.46	0.20	[6]	1.44	1.64	(0.18)	(0.58)	—	(0.76)	12.34	15.18		0.50		0.25		1.68	[6]	509	35
08-31-2016	11.36	0.18	[6]	0.63	0.81	(0.16)	(0.55)	—	(0.71)	11.46	7.38		0.47		0.25		1.55	[6]	736	18
08-31-2015	12.48	0.16	[6]	(0.65)	(0.49)	(0.14)	(0.49)	—	(0.63)	11.36	(4.06)		0.65		0.25		1.35	[6]	758	12
08-31-2014	10.83	0.12		2.00	2.12	(0.13)	(0.34)	—	(0.47)	12.48	19.85		1.57		0.33		0.98		1,536	14
08-31-2013	9.96	0.10		1.36	1.46	(0.11)	(0.48)	—	(0.59)	10.83	15.36		1.78		0.34		0.93		1,145	15
CLASS R5
08-31-2017	11.48	0.22	[6]	1.45	1.67	(0.21)	(0.58)	—	(0.79)	12.36	15.39		0.20		0.05		1.84	[6]	796	35
08-31-2016	11.38	0.18	[6]	0.65	0.83	(0.18)	(0.55)	—	(0.73)	11.48	7.60		0.18		0.05		1.53	[6]	1,153	18
08-31-2015	12.50	0.18	[6]	(0.64)	(0.46)	(0.17)	(0.49)	—	(0.66)	11.38	(3.86)		0.38		0.05		1.50	[6]	1,358	12
08-31-2014	10.84	0.16		1.99	2.15	(0.15)	(0.34)	—	(0.49)	12.50	20.15		1.14		0.13		1.33		1,271	14
08-31-2013	9.97	0.17		1.31	1.48	(0.13)	(0.48)	—	(0.61)	10.84	15.57		0.68		0.14		1.61		1,411	15
Class R6
08-31-2017	11.47	0.20	[6]	1.47	1.67	(0.21)	(0.58)	—	(0.79)	12.35	15.46		0.15		—		1.73	[6]	6,317	35
08-31-2016	11.38	0.10	[6]	0.73	0.83	(0.19)	(0.55)	—	(0.74)	11.47	7.56		0.13		—		1.39	[6]	4,037	18
08-31-2015	12.50	0.20	[6]	(0.66)	(0.46)	(0.17)	(0.49)	—	(0.66)	11.38	(3.81)		0.51		—		1.63	[6]	924	12
08-31-2014	10.84	0.16		1.99	2.15	(0.15)	(0.34)	—	(0.49)	12.50	20.20		0.51		0.08		1.37		1,178	14
08-31-2013	9.97	0.07		1.41	1.48	(0.13)	(0.48)	—	(0.61)	10.84	15.62		0.71		0.09		0.71		3,720	15

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       55

Financial highlights continued

Multimanager 2035 Lifetime Portfolio (continued)
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS 1
08-31-2017	11.47	0.21	[6]	1.47	1.68	(0.21)	(0.58)	—	(0.79)	12.36	15.49	0.18	0.05	1.82	[6]	917,775	35
08-31-2016	11.38	0.19	[6]	0.63	0.82	(0.18)	(0.55)	—	(0.73)	11.47	7.50	0.17	0.05	1.65	[6]	962,950	18
08-31-2015	12.50	0.19	[6]	(0.65)	(0.46)	(0.17)	(0.49)	—	(0.66)	11.38	(3.86)	0.15	0.05	1.54	[6]	959,123	12
08-31-2014	10.84	0.14		2.01	2.15	(0.15)	(0.34)	—	(0.49)	12.50	20.15	0.14	0.13	1.19		1,038,396	14
08-31-2013	9.97	0.12		1.36	1.48	(0.13)	(0.48)	—	(0.61)	10.84	15.57	0.14	0.14	1.17		828,194	15

1	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.41%-1.22%, 0.53%-1.20%, 0.52%-1.26%, 0.50%-1.29% and 0.51%-1.47% for the periods ended 8-31-17, 8-31-16, 8-31-15, 8-31-14 and 8-31-13, respectively.
6	Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of $0.02, $0.01 and $0.01 per share and 0.19%, 0.12% and 0.10%, for periods ended 8-31-17, 8-31-16 and 8-31-15, respectively.
7	The inception date for Class I shares is 3-27-15.
8	Not annualized.
9	Annualized.
10	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       56

Multimanager 2030 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]		Expenses before reductions (%)[5]		Expenses including reductions (%)[5]		Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS A
08-31-2017	11.17	0.18	[6]	1.28	1.46	(0.18)	(0.54)	—	(0.72)	11.91	13.84		0.55		0.42		1.55	[6]	160,943	36
08-31-2016	11.10	0.15	[6]	0.59	0.74	(0.16)	(0.51)	—	(0.67)	11.17	6.99		0.54		0.43		1.46	[6]	116,337	18
08-31-2015	12.19	0.15	[6]	(0.62)	(0.47)	(0.13)	(0.49)	—	(0.62)	11.10	(3.98)		0.53		0.44		1.31	[6]	85,386	14
08-31-2014	10.65	0.10		1.87	1.97	(0.12)	(0.31)	—	(0.43)	12.19	18.80		0.59		0.58		0.90		73,551	15
08-31-2013	9.85	0.09		1.25	1.34	(0.11)	(0.43)	—	(0.54)	10.65	14.11		0.61		0.58		0.86		49,497	15
CLASS I
08-31-2017	11.16	0.21	[6]	1.28	1.49	(0.21)	(0.54)	—	(0.75)	11.90	14.22		0.24		0.11		1.89	[6]	324	36
08-31-2016	11.08	0.11	[6]	0.68	0.79	(0.20)	(0.51)	—	(0.71)	11.16	7.43		0.23		0.11		1.53	[6]	288	18
08-31-2015[7]	11.58	0.03	[6]	(0.53)	(0.50)	—	—	—	—	11.08	(4.32	) [8]	0.21	[9]	0.10	[9]	0.50	[6,9]	96	14	[10]
CLASS R1
08-31-2017	11.11	0.13	[6]	1.28	1.41	(0.14)	(0.54)	—	(0.68)	11.84	13.44		0.90		0.75		1.20	[6]	4,348	36
08-31-2016	11.04	0.10	[6]	0.61	0.71	(0.13)	(0.51)	—	(0.64)	11.11	6.65		0.86		0.75		1.02	[6]	4,118	18
08-31-2015	12.13	0.13	[6]	(0.63)	(0.50)	(0.10)	(0.49)	—	(0.59)	11.04	(4.24)		0.95		0.75		1.09	[6]	2,915	14
08-31-2014	10.61	0.08		1.84	1.92	(0.09)	(0.31)	—	(0.40)	12.13	18.40		1.31		0.83		0.68		3,685	15
08-31-2013	9.81	0.08		1.23	1.31	(0.08)	(0.43)	—	(0.51)	10.61	13.88		1.32		0.83		0.74		2,908	15
CLASS R2
08-31-2017	11.11	0.16	[6]	1.28	1.44	(0.17)	(0.54)	—	(0.71)	11.84	13.74		0.63		0.50		1.44	[6]	3,254	36
08-31-2016	11.04	0.10	[6]	0.64	0.74	(0.16)	(0.51)	—	(0.67)	11.11	6.93		0.63		0.50		1.14	[6]	1,988	18
08-31-2015	12.14	0.15	[6]	(0.63)	(0.48)	(0.13)	(0.49)	—	(0.62)	11.04	(4.08)		0.95		0.50		1.29	[6]	845	14
08-31-2014	10.61	0.10		1.86	1.96	(0.12)	(0.31)	—	(0.43)	12.14	18.78		2.21		0.58		0.86		1,156	15
08-31-2013	9.82	0.04		1.29	1.33	(0.11)	(0.43)	—	(0.54)	10.61	14.04		5.79		0.58		0.37		567	15
CLASS R3
08-31-2017	11.12	0.15	[6]	1.29	1.44	(0.16)	(0.54)	—	(0.70)	11.86	13.65		0.79		0.65		1.35	[6]	2,879	36
08-31-2016	11.05	0.17	[6]	0.55	0.72	(0.14)	(0.51)	—	(0.65)	11.12	6.76		0.78		0.65		1.47	[6]	1,822	18
08-31-2015	12.15	0.14	[6]	(0.63)	(0.49)	(0.12)	(0.49)	—	(0.61)	11.05	(4.22)		0.86		0.65		1.20	[6]	2,210	14
08-31-2014	10.62	0.09		1.85	1.94	(0.10)	(0.31)	—	(0.41)	12.15	18.59		1.18		0.73		0.82		3,604	15
08-31-2013	9.82	0.08		1.24	1.32	(0.09)	(0.43)	—	(0.52)	10.62	13.98		1.20		0.73		0.79		3,397	15
CLASS R4
08-31-2017	11.14	0.20	[6]	1.27	1.47	(0.20)	(0.54)	—	(0.74)	11.87	13.99		0.50		0.25		1.81	[6]	820	36
08-31-2016	11.07	0.19	[6]	0.57	0.76	(0.18)	(0.51)	—	(0.69)	11.14	7.20		0.48		0.25		1.72	[6]	995	18
08-31-2015	12.16	0.20	[6]	(0.64)	(0.44)	(0.16)	(0.49)	—	(0.65)	11.07	(3.75)		0.71		0.25		1.71	[6]	949	14
08-31-2014	10.63	0.13		1.86	1.99	(0.15)	(0.31)	—	(0.46)	12.16	19.02		1.89		0.33		1.11		1,252	15
08-31-2013	9.83	0.11		1.25	1.36	(0.13)	(0.43)	—	(0.56)	10.63	14.42		2.72		0.33		1.09		747	15
CLASS R5
08-31-2017	11.16	0.23	[6]	1.26	1.49	(0.22)	(0.54)	—	(0.76)	11.89	14.20		0.19		0.05		2.06	[6]	1,305	36
08-31-2016	11.09	0.25	[6]	0.54	0.79	(0.21)	(0.51)	—	(0.72)	11.16	7.41		0.18		0.05		2.21	[6]	1,775	18
08-31-2015	12.19	0.20	[6]	(0.62)	(0.42)	(0.19)	(0.49)	—	(0.68)	11.09	(3.63)		0.28		0.05		1.74	[6]	2,356	14
08-31-2014	10.65	0.18		1.84	2.02	(0.17)	(0.31)	—	(0.48)	12.19	19.30		0.43		0.13		1.54		2,577	15
08-31-2013	9.85	0.15		1.23	1.38	(0.15)	(0.43)	—	(0.58)	10.65	14.62		0.36		0.13		1.43		5,557	15
Class R6
08-31-2017	11.16	0.20	[6]	1.30	1.50	(0.23)	(0.54)	—	(0.77)	11.89	14.26		0.14		—		1.76	[6]	7,367	36
08-31-2016	11.09	0.16	[6]	0.63	0.79	(0.21)	(0.51)	—	(0.72)	11.16	7.47		0.13		—		1.81	[6]	4,806	18
08-31-2015	12.19	0.22	[6]	(0.64)	(0.42)	(0.19)	(0.49)	—	(0.68)	11.09	(3.58)		0.31		—		1.87	[6]	2,028	14
08-31-2014	10.64	0.17		1.86	2.03	(0.17)	(0.31)	—	(0.48)	12.19	19.47		0.32		0.08		1.44		2,554	15
08-31-2013	9.85	0.07		1.31	1.38	(0.16)	(0.43)	—	(0.59)	10.64	14.57		0.48		0.08		0.66		6,446	15

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       57

Financial highlights continued

Multimanager 2030 Lifetime Portfolio (continued)
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS 1
08-31-2017	11.16	0.22	[6]	1.28	1.50	(0.22)	(0.54)	—	(0.76)	11.90	14.29	0.18	0.05	1.99	[6]	1,098,168	36
08-31-2016	11.09	0.21	[6]	0.58	0.79	(0.21)	(0.51)	—	(0.72)	11.16	7.41	0.16	0.05	1.89	[6]	1,158,836	18
08-31-2015	12.19	0.20	[6]	(0.62)	(0.42)	(0.19)	(0.49)	—	(0.68)	11.09	(3.63)	0.15	0.05	1.73	[6]	1,144,249	14
08-31-2014	10.65	0.16		1.86	2.02	(0.17)	(0.31)	—	(0.48)	12.19	19.30	0.14	0.13	1.39		1,246,619	15
08-31-2013	9.85	0.14		1.24	1.38	(0.15)	(0.43)	—	(0.58)	10.65	14.58	0.13	0.13	1.37		1,013,152	15

1	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.41% - 1.22%, 0.53% - 1.20%, 0.53%-1.23%, 0.50%-1.29%, and 0.51%-1.47% for the periods ended 8-31-17, 8-31-16, 8-31-15, 8-31-14, and 8-31-13, respectively.
6	Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of $0.02, $0.01, and $0.01 per share and 0.20%, 0.13% and 0.10%, for the periods ended 8-31-17, 8-31-16 and 8-31-15, respectively.
7	The inception date for Class I shares is 3-27-15.
8	Not annualized.
9	Annualized.
10	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       58

Multimanager 2025 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]		Expenses before reductions (%)[5]		Expenses including reductions (%)[5]		Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS A
08-31-2017	11.07	0.20	[6]	1.08	1.28	(0.21)	(0.52)	—	(0.73)	11.62	12.22		0.55		0.42		1.78	[6]	157,054	37
08-31-2016	11.01	0.19	[6]	0.54	0.73	(0.20)	(0.47)	—	(0.67)	11.07	6.91		0.54		0.43		1.76	[6]	110,938	21
08-31-2015	12.04	0.18	[6]	(0.59)	(0.41)	(0.16)	(0.46)	—	(0.62)	11.01	(3.59)		0.53		0.44		1.59	[6]	88,278	15
08-31-2014	10.65	0.14		1.68	1.82	(0.14)	(0.29)	—	(0.43)	12.04	17.38		0.58		0.58		1.18		74,977	15
08-31-2013	9.91	0.12		1.10	1.22	(0.13)	(0.35)	—	(0.48)	10.65	12.71		0.60		0.58		1.18		54,244	17
CLASS I
08-31-2017	11.04	0.23	[6]	1.08	1.31	(0.24)	(0.52)	—	(0.76)	11.59	12.61		0.24		0.11		2.05	[6]	165	37
08-31-2016	10.98	0.24	[6]	0.52	0.76	(0.23)	(0.47)	—	(0.70)	11.04	7.26		0.22		0.11		2.16	[6]	97	21
08-31-2015[7]	11.42	0.04	[6]	(0.48)	(0.44)	—	—	—	—	10.98	(3.85	) [8]	0.21	[9]	0.10	[9]	0.83	[6,9]	96	15	[10]
CLASS R1
08-31-2017	11.01	0.16	[6]	1.07	1.23	(0.17)	(0.52)	—	(0.69)	11.55	11.82		0.86		0.73		1.49	[6]	4,199	37
08-31-2016	10.94	0.20	[6]	0.50	0.70	(0.16)	(0.47)	—	(0.63)	11.01	6.67		0.88		0.75		1.66	[6]	3,999	21
08-31-2015	11.98	0.14	[6]	(0.59)	(0.45)	(0.13)	(0.46)	—	(0.59)	10.94	(3.94)		0.92		0.75		1.19	[6]	5,346	15
08-31-2014	10.60	0.11		1.67	1.78	(0.11)	(0.29)	—	(0.40)	11.98	17.09		1.30		0.83		0.93		4,313	15
08-31-2013	9.87	0.10		1.08	1.18	(0.10)	(0.35)	—	(0.45)	10.60	12.38		1.30		0.83		0.99		2,928	17
CLASS R2
08-31-2017	11.01	0.16	[6]	1.11	1.27	(0.20)	(0.52)	—	(0.72)	11.56	12.20		0.64		0.50		1.49	[6]	2,593	37
08-31-2016	10.95	0.15	[6]	0.57	0.72	(0.19)	(0.47)	—	(0.66)	11.01	6.85		0.60		0.49		1.51	[6]	1,324	21
08-31-2015	11.99	0.18	[6]	(0.60)	(0.42)	(0.16)	(0.46)	—	(0.62)	10.95	(3.70)		1.02		0.50		1.56	[6]	770	15
08-31-2014	10.60	0.12		1.70	1.82	(0.14)	(0.29)	—	(0.43)	11.99	17.46		2.75		0.58		1.05		912	15
08-31-2013	9.87	0.10		1.11	1.21	(0.13)	(0.35)	—	(0.48)	10.60	12.64		7.20		0.58		1.00		438	17
CLASS R3
08-31-2017	11.02	0.19	[6]	1.05	1.24	(0.18)	(0.52)	—	(0.70)	11.56	11.92		0.80		0.65		1.73	[6]	3,537	37
08-31-2016	10.95	0.18	[6]	0.53	0.71	(0.17)	(0.47)	—	(0.64)	11.02	6.78		0.77		0.65		1.67	[6]	4,464	21
08-31-2015	12.00	0.18	[6]	(0.63)	(0.45)	(0.14)	(0.46)	—	(0.60)	10.95	(3.92)		0.83		0.65		1.52	[6]	3,676	15
08-31-2014	10.61	0.12		1.68	1.80	(0.12)	(0.29)	—	(0.41)	12.00	17.28		1.11		0.73		1.04		4,784	15
08-31-2013	9.88	0.11		1.08	1.19	(0.11)	(0.35)	—	(0.46)	10.61	12.47		1.14		0.73		1.04		3,710	17
CLASS R4
08-31-2017	11.05	0.22	[6]	1.08	1.30	(0.23)	(0.52)	—	(0.75)	11.60	12.45		0.49		0.25		1.99	[6]	785	37
08-31-2016	10.99	0.22	[6]	0.53	0.75	(0.22)	(0.47)	—	(0.69)	11.05	7.11		0.47		0.25		2.00	[6]	418	21
08-31-2015	12.03	0.22	[6]	(0.61)	(0.39)	(0.19)	(0.46)	—	(0.65)	10.99	(3.43)		0.67		0.25		1.91	[6]	397	15
08-31-2014	10.63	0.18		1.68	1.86	(0.17)	(0.29)	—	(0.46)	12.03	17.78		1.51		0.33		1.58		1,388	15
08-31-2013	9.90	0.16		1.07	1.23	(0.15)	(0.35)	—	(0.50)	10.63	12.89		1.40		0.33		1.52		1,408	17
CLASS R5
08-31-2017	11.05	0.27	[6]	1.05	1.32	(0.25)	(0.52)	—	(0.77)	11.60	12.68		0.19		0.05		2.47	[6]	1,182	37
08-31-2016	10.99	0.23	[6]	0.54	0.77	(0.24)	(0.47)	—	(0.71)	11.05	7.34		0.18		0.05		2.06	[6]	1,926	21
08-31-2015	12.03	0.23	[6]	(0.60)	(0.37)	(0.21)	(0.46)	—	(0.67)	10.99	(3.24)		0.31		0.05		1.96	[6]	2,114	15
08-31-2014	10.63	0.21		1.67	1.88	(0.19)	(0.29)	—	(0.48)	12.03	18.01		0.85		0.13		1.82		1,733	15
08-31-2013	9.90	0.23		1.02	1.25	(0.17)	(0.35)	—	(0.52)	10.63	13.11		0.40		0.13		2.21		2,099	17
Class R6
08-31-2017	11.04	0.21	[6]	1.11	1.32	(0.25)	(0.52)	—	(0.77)	11.59	12.75		0.14		—		1.88	[6]	8,987	37
08-31-2016	10.98	0.20	[6]	0.57	0.77	(0.24)	(0.47)	—	(0.71)	11.04	7.40		0.13		—		2.04	[6]	3,830	21
08-31-2015	12.02	0.25	[6]	(0.61)	(0.36)	(0.22)	(0.46)	—	(0.68)	10.98	(3.20)		0.50		—		2.13	[6]	1,007	15
08-31-2014	10.63	0.21		1.66	1.87	(0.19)	(0.29)	—	(0.48)	12.02	17.97		0.29		0.08		1.84		1,067	15
08-31-2013	9.90	0.09		1.17	1.26	(0.18)	(0.35)	—	(0.53)	10.63	13.16		0.43		0.08		0.88		9,211	17

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       59

Financial highlights continued

Multimanager 2025 Lifetime Portfolio (continued)
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS 1
08-31-2017	11.05	0.25	[6]	1.07	1.32	(0.25)	(0.52)	—	(0.77)	11.60	12.68	0.18	0.05	2.22	[6]	1,176,137	37
08-31-2016	10.99	0.24	[6]	0.53	0.77	(0.24)	(0.47)	—	(0.71)	11.05	7.34	0.16	0.05	2.20	[6]	1,278,028	21
08-31-2015	12.03	0.23	[6]	(0.60)	(0.37)	(0.21)	(0.46)	—	(0.67)	10.99	(3.24)	0.15	0.05	2.02	[6]	1,308,200	15
08-31-2014	10.64	0.19		1.68	1.87	(0.19)	(0.29)	—	(0.48)	12.03	17.89	0.13	0.13	1.65		1,393,300	15
08-31-2013	9.90	0.17		1.09	1.26	(0.17)	(0.35)	—	(0.52)	10.64	13.21	0.13	0.13	1.65		1,147,492	17

1	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.41% - 1.22%, 0.53% - 1.20%, 0.53% - 1.23%, 0.52%-1.26%, and 0.50%-1.29% for the periods ended 8-31-17, 8-31-16, 8-31-15, 8-31-14, and 8-31-13, respectively.
6	Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of $0.02, $0.01, and $0.01 per share and 0.20%, 0.13% and 0.10%, for the periods ended 8-31-17, 8-31-16 and 8-31-15, respectively.
7	The inception date for Class I shares is 3-27-15.
8	Not annualized.
9	Annualized.
10	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       60

Multimanager 2020 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]		Expenses before reductions (%)[5]		Expenses including reductions (%)[5]		Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS A
08-31-2017	10.64	0.22	[6]	0.82	1.04	(0.23)	(0.52)	—	(0.75)	10.93	10.42		0.55		0.42		2.05	[6]	144,135	35
08-31-2016	10.69	0.21	[6]	0.47	0.68	(0.23)	(0.50)	—	(0.73)	10.64	6.72		0.54		0.43		2.07	[6]	112,709	20
08-31-2015	11.69	0.22	[6]	(0.60)	(0.38)	(0.19)	(0.43)	—	(0.62)	10.69	(3.38)		0.54		0.44		1.96	[6]	85,398	18
08-31-2014	10.53	0.16		1.47	1.63	(0.18)	(0.29)	—	(0.47)	11.69	15.79		0.59		0.58		1.46		77,843	17
08-31-2013	10.00	0.16		0.88	1.04	(0.17)	(0.34)	—	(0.51)	10.53	10.71		0.60		0.58		1.50		52,733	18
CLASS I
08-31-2017	10.65	0.24	[6]	0.83	1.07	(0.26)	(0.52)	—	(0.78)	10.94	10.76		0.24		0.11		2.31	[6]	155	35
08-31-2016	10.69	0.26	[6]	0.46	0.72	(0.26)	(0.50)	—	(0.76)	10.65	7.16		0.23		0.11		2.47	[6]	99	20
08-31-2015[7]	11.07	0.06	[6]	(0.44)	(0.38)	—	—	—	—	10.69	(3.43	) [8]	0.22	[9]	0.10	[9]	1.17	[6,9]	97	18	[10]
CLASS R1
08-31-2017	10.59	0.17	[6]	0.83	1.00	(0.19)	(0.52)	—	(0.71)	10.88	10.09		0.90		0.75		1.57	[6]	4,253	35
08-31-2016	10.64	0.19	[6]	0.45	0.64	(0.19)	(0.50)	—	(0.69)	10.59	6.38		0.88		0.75		1.79	[6]	3,091	20
08-31-2015	11.64	0.19	[6]	(0.59)	(0.40)	(0.17)	(0.43)	—	(0.60)	10.64	(3.65)		0.93		0.74		1.66	[6]	3,098	18
08-31-2014	10.50	0.14		1.44	1.58	(0.15)	(0.29)	—	(0.44)	11.64	15.36		1.32		0.83		1.23		3,553	17
08-31-2013	9.97	0.14		0.87	1.01	(0.14)	(0.34)	—	(0.48)	10.50	10.48		1.33		0.83		1.34		2,973	18
CLASS R2
08-31-2017	10.60	0.21	[6]	0.82	1.03	(0.22)	(0.52)	—	(0.74)	10.89	10.37		0.65		0.50		2.02	[6]	1,778	35
08-31-2016	10.65	0.18	[6]	0.49	0.67	(0.22)	(0.50)	—	(0.72)	10.60	6.66		0.62		0.50		1.84	[6]	1,370	20
08-31-2015	11.65	0.21	[6]	(0.59)	(0.38)	(0.19)	(0.43)	—	(0.62)	10.65	(3.40)		0.91		0.49		1.87	[6]	1,105	18
08-31-2014	10.50	0.15		1.47	1.62	(0.18)	(0.29)	—	(0.47)	11.65	15.73		2.24		0.58		1.33		1,233	17
08-31-2013	9.98	0.10		0.93	1.03	(0.17)	(0.34)	—	(0.51)	10.50	10.62		5.81		0.58		0.93		640	18
CLASS R3
08-31-2017	10.61	0.22	[6]	0.78	1.00	(0.20)	(0.52)	—	(0.72)	10.89	10.09		0.80		0.65		2.10	[6]	2,259	35
08-31-2016	10.65	0.22	[6]	0.44	0.66	(0.20)	(0.50)	—	(0.70)	10.61	6.59		0.78		0.65		1.99	[6]	3,009	20
08-31-2015	11.66	0.20	[6]	(0.60)	(0.40)	(0.18)	(0.43)	—	(0.61)	10.65	(3.63)		0.83		0.65		1.81	[6]	3,419	18
08-31-2014	10.51	0.16		1.45	1.61	(0.17)	(0.29)	—	(0.46)	11.66	15.56		1.12		0.73		1.42		4,269	17
08-31-2013	9.98	0.15		0.87	1.02	(0.15)	(0.34)	—	(0.49)	10.51	10.57		1.07		0.73		1.40		4,378	18
CLASS R4
08-31-2017	10.61	0.25	[6]	0.80	1.05	(0.25)	(0.52)	—	(0.77)	10.89	10.55		0.50		0.25		2.35	[6]	513	35
08-31-2016	10.66	0.27	[6]	0.43	0.70	(0.25)	(0.50)	—	(0.75)	10.61	6.94		0.48		0.25		2.52	[6]	870	20
08-31-2015	11.66	0.27	[6]	(0.62)	(0.35)	(0.22)	(0.43)	—	(0.65)	10.66	(3.15)		0.72		0.25		2.41	[6]	1,064	18
08-31-2014	10.51	0.20		1.45	1.65	(0.21)	(0.29)	—	(0.50)	11.66	16.00		2.00		0.33		1.80		1,151	17
08-31-2013	9.99	0.18		0.87	1.05	(0.19)	(0.34)	—	(0.53)	10.51	10.89		2.25		0.33		1.74		891	18
CLASS R5
08-31-2017	10.64	0.25	[6]	0.83	1.08	(0.27)	(0.52)	—	(0.79)	10.93	10.84		0.20		0.05		2.40	[6]	4,687	35
08-31-2016	10.69	0.27	[6]	0.45	0.72	(0.27)	(0.50)	—	(0.77)	10.64	7.14		0.18		0.05		2.60	[6]	4,130	20
08-31-2015	11.70	0.26	[6]	(0.59)	(0.33)	(0.25)	(0.43)	—	(0.68)	10.69	(3.03)		0.23		0.05		2.35	[6]	4,494	18
08-31-2014	10.55	0.24		1.43	1.67	(0.23)	(0.29)	—	(0.52)	11.70	16.16		0.40		0.13		2.10		3,896	17
08-31-2013	10.02	0.22		0.86	1.08	(0.21)	(0.34)	—	(0.55)	10.55	11.19		0.31		0.13		2.12		6,515	18
Class R6
08-31-2017	10.63	0.24	[6]	0.84	1.08	(0.27)	(0.52)	—	(0.79)	10.92	10.92		0.15		—		2.31	[6]	10,285	35
08-31-2016	10.69	0.25	[6]	0.47	0.72	(0.28)	(0.50)	—	(0.78)	10.63	7.11		0.13		—		2.70	[6]	3,713	20
08-31-2015	11.69	0.28	[6]	(0.60)	(0.32)	(0.25)	(0.43)	—	(0.68)	10.69	(2.90)		0.32		—		2.52	[6]	2,285	18
08-31-2014	10.53	0.23		1.45	1.68	(0.23)	(0.29)	—	(0.52)	11.69	16.35		0.30		0.08		2.06		1,745	17
08-31-2013	10.01	0.11		0.96	1.07	(0.21)	(0.34)	—	(0.55)	10.53	11.14		0.46		0.08		1.11		7,360	18

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       61

Financial highlights continued

Multimanager 2020 Lifetime Portfolio (continued)
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS 1
08-31-2017	10.64	0.26	[6]	0.82	1.08	(0.27)	(0.52)	—	(0.79)	10.93	10.84	0.18	0.05	2.50	[6]	821,058	35
08-31-2016	10.69	0.27	[6]	0.45	0.72	(0.27)	(0.50)	—	(0.77)	10.64	7.14	0.17	0.05	2.52	[6]	955,449	20
08-31-2015	11.70	0.27	[6]	(0.60)	(0.33)	(0.25)	(0.43)	—	(0.68)	10.69	(3.03)	0.15	0.05	2.39	[6]	1,032,205	18
08-31-2014	10.54	0.22		1.46	1.68	(0.23)	(0.29)	—	(0.52)	11.70	16.27	0.14	0.13	1.95		1,158,072	17
08-31-2013	10.01	0.21		0.87	1.08	(0.21)	(0.34)	—	(0.55)	10.54	11.18	0.13	0.13	2.00		1,004,587	18

1	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.41% - 1.22%, 0.53% - 1.20%, 0.53%-1.23%, 0.53%-1.26% and 0.50%-1.29% the periods ended 8-31-17, 8-31-16, 8-31-15, 8-31-14 and 8-31-13, respectively.
6	Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of $0.02, $0.02 and $0.01 per share and 0.21%, 0.14% and 0.12%, for the periods ended 8-31-17, 8-31-16 and 8-31-15, respectively.
7	The inception date for Class I shares is 3-27-15.
8	Not annualized.
9	Annualized.
10	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       62

Multimanager 2015 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]		Expenses before reductions (%)[5]		Expenses including reductions (%)[5]		Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS A
08-31-2017	10.02	0.22	[6]	0.60	0.82	(0.24)	(0.47)	—	(0.71)	10.13	8.81		0.58		0.42		2.26	[6]	90,426	38
08-31-2016	10.25	0.22	[6]	0.41	0.63	(0.25)	(0.61)	—	(0.86)	10.02	6.63		0.56		0.43		2.32	[6]	73,985	19
08-31-2015	11.35	0.24	[6]	(0.58)	(0.34)	(0.23)	(0.53)	—	(0.76)	10.25	(3.13)		0.55		0.44		2.26	[6]	62,597	16
08-31-2014	10.43	0.19		1.23	1.42	(0.21)	(0.29)	—	(0.50)	11.35	13.93		0.59		0.58		1.74		61,465	20
08-31-2013	9.96	0.19		0.66	0.85	(0.20)	(0.18)	—	(0.38)	10.43	8.78		0.61		0.59		1.80		43,192	20
CLASS I
08-31-2017	10.02	0.22	[6]	0.65	0.87	(0.28)	(0.47)	—	(0.75)	10.14	9.27		0.27		0.11		2.27	[6]	369	38
08-31-2016	10.25	0.27	[6]	0.39	0.66	(0.28)	(0.61)	—	(0.89)	10.02	6.98		0.25		0.11		2.74	[6]	95	19
08-31-2015[7]	10.58	0.06	[6]	(0.39)	(0.33)	—	—	—	—	10.25	(3.12	) [8]	0.23	[9]	0.10	[9]	1.40	[6,9]	97	16	[10]
CLASS R1
08-31-2017	9.98	0.19	[6]	0.60	0.79	(0.21)	(0.47)	—	(0.68)	10.09	8.48		0.93		0.75		1.98	[6]	1,867	38
08-31-2016	10.21	0.20	[6]	0.40	0.60	(0.22)	(0.61)	—	(0.83)	9.98	6.29		0.90		0.75		2.05	[6]	2,200	19
08-31-2015	11.32	0.19	[6]	(0.57)	(0.38)	(0.20)	(0.53)	—	(0.73)	10.21	(3.48)		1.07		0.75		1.82	[6]	2,238	16
08-31-2014	10.40	0.18		1.22	1.40	(0.19)	(0.29)	—	(0.48)	11.32	13.69		2.09		0.83		1.63		1,184	20
08-31-2013	9.93	0.17		0.66	0.83	(0.18)	(0.18)	—	(0.36)	10.40	8.53		1.86		0.84		1.69		1,276	20
CLASS R2
08-31-2017	9.98	0.19	[6]	0.63	0.82	(0.24)	(0.47)	—	(0.71)	10.09	8.88		0.66		0.50		1.94	[6]	584	38
08-31-2016	10.22	0.23	[6]	0.39	0.62	(0.25)	(0.61)	—	(0.86)	9.98	6.54		0.65		0.50		2.17	[6]	158	19
08-31-2015	11.33	0.25	[6]	(0.60)	(0.35)	(0.23)	(0.53)	—	(0.76)	10.22	(3.23)		1.81		0.50		2.33	[6]	143	16
08-31-2014	10.41	0.18		1.24	1.42	(0.21)	(0.29)	—	(0.50)	11.33	13.96		5.76		0.58		1.62		366	20
08-31-2013	9.94	0.16		0.69	0.85	(0.20)	(0.18)	—	(0.38)	10.41	8.79		10.80		0.59		1.53		194	20
CLASS R3
08-31-2017	9.98	0.23	[6]	0.58	0.81	(0.22)	(0.47)	—	(0.69)	10.10	8.70		0.82		0.65		2.31	[6]	3,126	38
08-31-2016	10.21	0.23	[6]	0.38	0.61	(0.23)	(0.61)	—	(0.84)	9.98	6.40		0.80		0.65		2.25	[6]	5,620	19
08-31-2015	11.32	0.22	[6]	(0.59)	(0.37)	(0.21)	(0.53)	—	(0.74)	10.21	(3.38)		0.82		0.65		2.04	[6]	6,405	16
08-31-2014	10.41	0.18		1.22	1.40	(0.20)	(0.29)	—	(0.49)	11.32	13.69		1.03		0.73		1.62		6,277	20
08-31-2013	9.93	0.18		0.67	0.85	(0.19)	(0.18)	—	(0.37)	10.41	8.75		1.03		0.74		1.73		5,628	20
CLASS R4
08-31-2017	10.00	0.25	[6]	0.59	0.84	(0.26)	(0.47)	—	(0.73)	10.11	9.04		0.52		0.25		2.54	[6]	95	38
08-31-2016	10.23	0.26	[6]	0.39	0.65	(0.27)	(0.61)	—	(0.88)	10.00	6.85		0.49		0.25		2.63	[6]	109	19
08-31-2015	11.34	0.26	[6]	(0.58)	(0.32)	(0.26)	(0.53)	—	(0.79)	10.23	(2.98)		1.51		0.25		2.43	[6]	182	16
08-31-2014	10.43	0.22		1.22	1.44	(0.24)	(0.29)	—	(0.53)	11.34	14.11		6.96		0.33		2.03		251	20
08-31-2013	9.95	0.18		0.71	0.89	(0.23)	(0.18)	—	(0.41)	10.43	9.16		13.15		0.34		1.78		160	20
CLASS R5
08-31-2017	10.02	0.26	[6]	0.61	0.87	(0.28)	(0.47)	—	(0.75)	10.14	9.34		0.22		0.05		2.61	[6]	1,292	38
08-31-2016	10.26	0.30	[6]	0.36	0.66	(0.29)	(0.61)	—	(0.90)	10.02	6.96		0.20		0.05		2.78	[6]	1,442	19
08-31-2015	11.37	0.28	[6]	(0.58)	(0.30)	(0.28)	(0.53)	—	(0.81)	10.26	(2.77)		0.36		0.05		2.62	[6]	1,767	16
08-31-2014	10.45	0.26		1.21	1.47	(0.26)	(0.29)	—	(0.55)	11.37	14.40		1.13		0.13		2.41		1,360	20
08-31-2013	9.97	0.29		0.62	0.91	(0.25)	(0.18)	—	(0.43)	10.45	9.35		0.54		0.14		2.76		1,662	20
Class R6
08-31-2017	10.03	0.23	[6]	0.64	0.87	(0.29)	(0.47)	—	(0.76)	10.14	9.29		0.17		—		2.39	[6]	3,109	38
08-31-2016	10.26	0.26	[6]	0.41	0.67	(0.29)	(0.61)	—	(0.90)	10.03	7.11		0.15		—		3.10	[6]	830	19
08-31-2015	11.37	0.31	[6]	(0.60)	(0.29)	(0.29)	(0.53)	—	(0.82)	10.26	(2.72)		0.89		—		2.88	[6]	394	16
08-31-2014	10.45	0.27		1.20	1.47	(0.26)	(0.29)	—	(0.55)	11.37	14.46		0.50		0.08		2.48		656	20
08-31-2013	9.97	0.16		0.75	0.91	(0.25)	(0.18)	—	(0.43)	10.45	9.40		0.65		0.09		1.53		4,406	20

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       63

Financial highlights continued

Multimanager 2015 Lifetime Portfolio (continued)
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS 1
08-31-2017	10.02	0.27	[6]	0.60	0.87	(0.28)	(0.47)	—	(0.75)	10.14	9.34	0.21	0.05	2.70	[6]	324,331	38
08-31-2016	10.26	0.29	[6]	0.37	0.66	(0.29)	(0.61)	—	(0.90)	10.02	6.96	0.18	0.05	2.79	[6]	410,447	19
08-31-2015	11.37	0.29	[6]	(0.59)	(0.30)	(0.28)	(0.53)	—	(0.81)	10.26	(2.77)	0.16	0.05	2.69	[6]	486,633	16
08-31-2014	10.45	0.25		1.22	1.47	(0.26)	(0.29)	—	(0.55)	11.37	14.40	0.14	0.13	2.27		602,569	20
08-31-2013	9.97	0.24		0.67	0.91	(0.25)	(0.18)	—	(0.43)	10.45	9.35	0.14	0.14	2.32		592,173	20

1	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.41%-1.22%, 0.53%-1.20%,0.53%-1.23%, 0.52%-1.26% and 0.50%-1.29% for the periods ended 8-31-17, 8-31-16, 8-31-15, 8-31-14 and 8-31-13, respectively.
6	Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of $0.02, $0.02 and $0.01 per share and 0.22%, 0.15% and 0.12%, for the periods ended 8-31-17, 8-31-16 and 8-31-15, respectively.
7	The inception date for Class I shares is 3-27-15.
8	Not annualized.
9	Annualized.
10	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       64

Multimanager 2010 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]		Expenses before reductions (%)[5]		Expenses including reductions (%)[5]		Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS A
08-31-2017	9.49	0.22	[6]	0.46	0.68	(0.24)	(0.39)	—	(0.63)	9.54	7.71		0.61		0.42		2.38	[6]	47,800	39
08-31-2016	9.59	0.24	[6]	0.36	0.60	(0.26)	(0.44)	—	(0.70)	9.49	6.63		0.59		0.43		2.55	[6]	42,691	20
08-31-2015	10.57	0.25	[6]	(0.55)	(0.30)	(0.25)	(0.43)	—	(0.68)	9.59	(2.97)		0.57		0.44		2.50	[6]	41,187	16
08-31-2014	9.97	0.21		0.98	1.19	(0.22)	(0.37)	—	(0.59)	10.57	12.33		0.60		0.59		2.00		39,227	23
08-31-2013	10.11	0.20		0.51	0.71	(0.24)	(0.61)	—	(0.85)	9.97	7.40		0.63		0.59		2.03		35,013	18
CLASS I
08-31-2017	9.49	0.23	[6]	0.49	0.72	(0.27)	(0.39)	—	(0.66)	9.55	8.17		0.30		0.11		2.51	[6]	202	39
08-31-2016	9.60	0.27	[6]	0.35	0.62	(0.29)	(0.44)	—	(0.73)	9.49	6.87		0.27		0.11		2.91	[6]	96	20
08-31-2015[7]	9.88	0.07	[6]	(0.35)	(0.28)	—	—	—	—	9.60	(2.83	) [8]	0.26	[9]	0.11	[9]	1.61	[6,9]	97	16	[10]
CLASS R1
08-31-2017	9.44	0.18	[6]	0.49	0.67	(0.22)	(0.39)	—	(0.61)	9.50	7.53		0.89		0.70		1.93	[6]	653	39
08-31-2016	9.55	0.21	[6]	0.35	0.56	(0.23)	(0.44)	—	(0.67)	9.44	6.20		0.88		0.71		2.26	[6]	486	20
08-31-2015	10.53	0.22	[6]	(0.55)	(0.33)	(0.22)	(0.43)	—	(0.65)	9.55	(3.24)		1.39		0.75		2.17	[6]	531	16
08-31-2014	9.93	0.17		1.00	1.17	(0.20)	(0.37)	—	(0.57)	10.53	12.11		4.01		0.84		1.65		531	23
08-31-2013	10.08	0.18		0.49	0.67	(0.21)	(0.61)	—	(0.82)	9.93	7.05		4.34		0.84		1.82		387	18
CLASS R2
08-31-2017	9.47	0.16	[6]	0.53	0.69	(0.24)	(0.39)	—	(0.63)	9.53	7.75		0.67		0.48		1.71	[6]	522	39
08-31-2016	9.59	0.59	[6]	(0.02)	0.57	(0.25)	(0.44)	—	(0.69)	9.47	6.33		0.71		0.50		4.18	[6]	70	20
08-31-2015	10.57	0.25	[6]	(0.55)	(0.30)	(0.25)	(0.43)	—	(0.68)	9.59	(2.97)		1.22		0.50		2.49	[6]	561	16
08-31-2014	9.96	0.21		0.99	1.20	(0.22)	(0.37)	—	(0.59)	10.57	12.45		2.81		0.59		1.99		681	23
08-31-2013	10.11	0.15		0.55	0.70	(0.24)	(0.61)	—	(0.85)	9.96	7.30		6.04		0.59		1.50		613	18
CLASS R3
08-31-2017	9.45	0.22	[6]	0.45	0.67	(0.22)	(0.39)	—	(0.61)	9.51	7.60		0.85		0.65		2.36	[6]	254	39
08-31-2016	9.56	0.32	[6]	0.25	0.57	(0.24)	(0.44)	—	(0.68)	9.45	6.30		0.83		0.65		3.01	[6]	598	20
08-31-2015	10.55	0.23	[6]	(0.56)	(0.33)	(0.23)	(0.43)	—	(0.66)	9.56	(3.23)		1.01		0.65		2.27	[6]	1,183	16
08-31-2014	9.94	0.19		1.00	1.19	(0.21)	(0.37)	—	(0.58)	10.55	12.31		2.09		0.74		1.82		1,200	23
08-31-2013	10.09	0.22		0.46	0.68	(0.22)	(0.61)	—	(0.83)	9.94	7.16		1.74		0.74		2.13		1,124	18
CLASS R4
08-31-2017	9.48	0.25	[6]	0.46	0.71	(0.26)	(0.39)	—	(0.65)	9.54	8.03		0.56		0.25		2.71	[6]	247	39
08-31-2016	9.59	0.24	[6]	0.37	0.61	(0.28)	(0.44)	—	(0.72)	9.48	6.73		0.53		0.25		2.65	[6]	980	20
08-31-2015	10.58	0.25	[6]	(0.54)	(0.29)	(0.27)	(0.43)	—	(0.70)	9.59	(2.82)		0.85		0.24		2.47	[6]	879	16
08-31-2014	9.97	0.23		1.00	1.23	(0.25)	(0.37)	—	(0.62)	10.58	12.72		3.39		0.34		2.21		607	23
08-31-2013	10.12	0.24		0.48	0.72	(0.26)	(0.61)	—	(0.87)	9.97	7.57		3.75		0.34		2.41		445	18
CLASS R5
08-31-2017	9.50	0.25	[6]	0.47	0.72	(0.28)	(0.39)	—	(0.67)	9.55	8.13		0.25		0.05		2.74	[6]	364	39
08-31-2016	9.61	0.30	[6]	0.33	0.63	(0.30)	(0.44)	—	(0.74)	9.50	6.95		0.23		0.05		3.07	[6]	266	20
08-31-2015	10.59	0.30	[6]	(0.56)	(0.26)	(0.29)	(0.43)	—	(0.72)	9.61	(2.52)		1.20		0.04		2.95	[6]	233	16
08-31-2014	9.98	0.28		0.97	1.25	(0.27)	(0.37)	—	(0.64)	10.59	12.93		1.81		0.14		2.75		213	23
08-31-2013	10.13	0.29		0.45	0.74	(0.28)	(0.61)	—	(0.89)	9.98	7.78		0.58		0.15		2.87		1,085	18
Class R6
08-31-2017	9.50	0.22	[6]	0.51	0.73	(0.28)	(0.39)	—	(0.67)	9.56	8.29		0.20		—		2.40	[6]	2,044	39
08-31-2016	9.61	0.62	[6]	0.01	0.63	(0.30)	(0.44)	—	(0.74)	9.50	7.01		0.18		—		4.33	[6]	67	20
08-31-2015	10.60	0.31	[6]	(0.57)	(0.26)	(0.30)	(0.43)	—	(0.73)	9.61	(2.56)		1.04		—		3.06	[6]	171	16
08-31-2014	9.99	0.27		0.98	1.25	(0.27)	(0.37)	—	(0.64)	10.60	12.97		0.58		0.09		2.57		506	23
08-31-2013	10.13	0.15		0.61	0.76	(0.29)	(0.61)	—	(0.90)	9.99	7.92		0.96		0.09		1.58		3,149	18

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       65

Financial highlights continued

Multimanager 2010 Lifetime Portfolio (continued)
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS 1
08-31-2017	9.50	0.26	[6]	0.47	0.73	(0.28)	(0.39)	—	(0.67)	9.56	8.24	0.24	0.05	2.83	[6]	193,321	39
08-31-2016	9.61	0.29	[6]	0.34	0.63	(0.30)	(0.44)	—	(0.74)	9.50	6.95	0.21	0.05	2.96	[6]	233,197	20
08-31-2015	10.60	0.30	[6]	(0.57)	(0.27)	(0.29)	(0.43)	—	(0.72)	9.61	(2.61)	0.17	0.05	2.96	[6]	268,891	16
08-31-2014	9.99	0.25		1.00	1.25	(0.27)	(0.37)	—	(0.64)	10.60	12.92	0.14	0.14	2.46		352,261	23
08-31-2013	10.13	0.26		0.49	0.75	(0.28)	(0.61)	—	(0.89)	9.99	7.88	0.14	0.14	2.60		353,914	18

1	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.41%-1.22%, 0.53%-1.20%,0.53%-1.23%, 0.52%-1.26% and 0.50%-1.29% for the periods ended 8-31-17, 8-31-16, 8-31-15, 8-31-14 and 8-31-13, respectively.
6	Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of $0.02, $0.02 and $0.01 per share and 0.24%, 0.17% and 0.14% for periods ended 8-31-17, 8-31-16 and 8-31-15, respectively.
7	The inception date for Class I shares is 3-27-15.
8	Not annualized.
9	Annualized.
10	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       66

Notes to financial statements

Note 1 — Organization

John Hancock Funds II (the Trust) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). It is a series company with multiple investment series, eleven of which (collectively, Multimanager Lifetime Portfolios (formerly Retirement Living through Portfolios), or the portfolios, and each individually the portfolio) are presented in this report. The Multimanager Lifetime Portfolios are series of the Trust and operate as "fund of funds" that may invest in other series of the Trust, other funds in John Hancock group of funds complex, non-John Hancock funds and certain other investments.

The portfolios may offer multiple classes of shares. The shares currently offered by the portfolios are detailed in the Statements of assets and liabilities. Class A shares are open to all investors. Class I shares are offered to institutions and certain investors. Class R1, Class R2, Class R3, Class R4 and Class R5 shares are available only to certain retirement plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation (MFC). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees if any, and transfer agent fees for each class may differ.

The investment objective of each portfolio is to seek high total return through the portfolio's target retirement date, with a greater focus on income beyond the target date.

Effective February 1, 2017, the portfolios changed their names as follows:

New Portfolio Name	Former Portfolio Name
Multimanager 2060 Lifetime Portfolio	Retirement Living through 2060 Portfolio
Multimanager 2055 Lifetime Portfolio	Retirement Living through 2055 Portfolio
Multimanager 2050 Lifetime Portfolio	Retirement Living through 2050 Portfolio
Multimanager 2045 Lifetime Portfolio	Retirement Living through 2045 Portfolio
Multimanager 2040 Lifetime Portfolio	Retirement Living through 2040 Portfolio
Multimanager 2035 Lifetime Portfolio	Retirement Living through 2035 Portfolio
Multimanager 2030 Lifetime Portfolio	Retirement Living through 2030 Portfolio
Multimanager 2025 Lifetime Portfolio	Retirement Living through 2025 Portfolio
Multimanager 2020 Lifetime Portfolio	Retirement Living through 2020 Portfolio
Multimanager 2015 Lifetime Portfolio	Retirement Living through 2015 Portfolio
Multimanager 2010 Lifetime Portfolio	Retirement Living through 2010 Portfolio

The accounting policies of the John Hancock underlying funds in which the portfolios invest are outlined in the underlying funds' shareholder reports, which include the underlying funds' financial statements, available without charge by calling 800-344-1029 or visiting jhinvestments.com, on the Securities and Exchange Commission (SEC) website at sec.gov or at the SEC's public reference room in Washington, D.C. The underlying funds are not covered by this report.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The portfolios qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the portfolios:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the portfolios' Valuation Policies and Procedures.

In order to value the securities, the portfolios use the following valuation techniques: Investments by the portfolios in underlying affiliated funds and/or other open-end management investment companies are valued at their respective net asset values each business day.

The portfolios use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the portfolios' own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of August 31, 2017, all investments for all portfolios are categorized as Level 1 under the hierarchy described above.

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Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Income and capital gain distributions from underlying funds are recorded on ex-date.

Line of credit. The portfolios may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the portfolios' custodian agreement, the custodian may loan money to the portfolios to make properly authorized payments. The portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any portfolio property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 29, 2017, the portfolios and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the need of all other affiliated funds, the portfolios can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating portfolio based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 29, 2017, the portfolios had a similar agreement that enabled them to participate in a $1 billion unsecured committed line of credit. For the year ended August 31, 2017, the portfolios had no borrowings under either line of credit.

Commitment fees for the year ended August 31, 2017 were as follows:

Portfolio	Commitment fee
Multimanager 2060 Lifetime Portfolio	$2,842
Multimanager 2055 Lifetime Portfolio	3,136
Multimanager 2050 Lifetime Portfolio	3,721
Multimanager 2045 Lifetime Portfolio	4,818
Multimanager 2040 Lifetime Portfolio	4,962
Multimanager 2035 Lifetime Portfolio	5,546
Multimanager 2030 Lifetime Portfolio	6,110
Multimanager 2025 Lifetime Portfolio	6,332
Multimanager 2020 Lifetime Portfolio	5,477
Multimanager 2015 Lifetime Portfolio	3,988
Multimanager 2010 Lifetime Portfolio	3,485

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual portfolio are allocated to such portfolio. Expenses that are not readily attributable to a specific portfolio are allocated among all portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and the portfolio's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the portfolio level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. Each portfolio intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of August 31, 2017, the portfolios had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The portfolios' federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

For federal income tax purposes, the costs of investments owned on August 31, 2017, including short-term investments, were as follows:

Portfolio	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
Multimanager 2060 Lifetime Portfolio	$23,822,205	$1,685,659	($41,485)	$1,644,174
Multimanager 2055 Lifetime Portfolio	132,843,254	11,507,753	(161,034)	11,346,719
Multimanager 2050 Lifetime Portfolio	326,749,677	43,340,801	(1,382,996)	41,957,805
Multimanager 2045 Lifetime Portfolio	604,801,841	178,669,080	(3,254,179)	175,414,901
Multimanager 2040 Lifetime Portfolio	658,933,550	186,881,592	(3,281,086)	183,600,506
Multimanager 2035 Lifetime Portfolio	838,596,892	225,785,255	(3,943,858)	221,841,397
Multimanager 2030 Lifetime Portfolio	1,035,058,452	248,982,116	(4,581,413)	244,400,703
Multimanager 2025 Lifetime Portfolio	1,128,339,855	231,322,906	(4,954,587)	226,368,319
Multimanager 2020 Lifetime Portfolio	846,998,895	145,499,572	(3,027,811)	142,471,761
Multimanager 2015 Lifetime Portfolio	371,738,503	54,269,289	(681,989)	53,587,300
Multimanager 2010 Lifetime Portfolio	219,690,912	26,106,306	(342,690)	25,763,616

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Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The portfolios generally declare and pay dividends and capital gain distributions, if any, annually.

The tax character of distributions for the year ended August 31, 2017 was as follows:

Portfolio	Ordinary income	Long term capital gains	Total
Multimanager 2060 Lifetime Portfolio	$94,363	—	$94,363
Multimanager 2055 Lifetime Portfolio	1,925,093	$3,300,002	5,225,095
Multimanager 2050 Lifetime Portfolio	5,797,706	14,340,148	20,137,854
Multimanager 2045 Lifetime Portfolio	13,153,784	38,219,038	51,372,822
Multimanager 2040 Lifetime Portfolio	13,973,837	40,352,081	54,325,918
Multimanager 2035 Lifetime Portfolio	18,524,902	49,834,249	68,359,151
Multimanager 2030 Lifetime Portfolio	24,687,554	57,732,759	82,420,313
Multimanager 2025 Lifetime Portfolio	30,079,054	60,524,695	90,603,749
Multimanager 2020 Lifetime Portfolio	26,275,408	48,568,029	74,843,437
Multimanager 2015 Lifetime Portfolio	12,991,459	20,878,032	33,869,491
Multimanager 2010 Lifetime Portfolio	7,743,903	10,109,109	17,853,012

The tax character of distributions for the year ended August 31, 2016 was as follows:

Portfolio	Ordinary income	Long term capital gains	Total
Multimanager 2055 Lifetime Portfolio	$1,205,614	$612,051	$1,817,665
Multimanager 2050 Lifetime Portfolio	5,840,996	9,448,069	15,289,065
Multimanager 2045 Lifetime Portfolio	16,837,403	31,377,252	48,214,655
Multimanager 2040 Lifetime Portfolio	17,515,096	32,817,205	50,332,301
Multimanager 2035 Lifetime Portfolio	22,787,166	42,153,284	64,940,450
Multimanager 2030 Lifetime Portfolio	30,361,671	49,075,125	79,436,796
Multimanager 2025 Lifetime Portfolio	39,569,856	49,432,281	89,002,137
Multimanager 2020 Lifetime Portfolio	34,042,890	44,616,184	78,659,074
Multimanager 2015 Lifetime Portfolio	16,683,979	29,250,438	45,934,417
Multimanager 2010 Lifetime Portfolio	9,961,237	12,316,061	22,277,298

Distributions paid by the portfolios with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2017, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed ordinary income	Undistributed long term capital gains
Multimanager 2060 Lifetime Portfolio	$40,020	$366,014
Multimanager 2055 Lifetime Portfolio	357,923	4,647,862
Multimanager 2050 Lifetime Portfolio	988,283	12,887,767
Multimanager 2045 Lifetime Portfolio	5,701,189	38,780,207
Multimanager 2040 Lifetime Portfolio	6,578,632	39,080,543
Multimanager 2035 Lifetime Portfolio	9,052,222	53,738,671
Multimanager 2030 Lifetime Portfolio	11,807,304	63,360,687
Multimanager 2025 Lifetime Portfolio	14,326,317	64,262,427
Multimanager 2020 Lifetime Portfolio	12,184,710	44,170,956
Multimanager 2015 Lifetime Portfolio	5,945,789	16,625,102
Multimanager 2010 Lifetime Portfolio	3,580,521	6,640,561

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the portfolios' financial statements as a return of capital. Short-term gains from underlying funds are treated as ordinary income for tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       69

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the portfolios. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the portfolio. John Hancock Distributors, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the portfolios. The Advisor and the Distributor are indirect, wholly owned subsidiaries of MFC.

Management fee. Each portfolio pays the Advisor a management fee for its services to the portfolios. The management fee has two components: (1) a fee on assets invested in a fund of the Trust or John Hancock Funds III (JHF III); and (2) a fee on assets invested in investments other than a fund of the Trust or JHF III (Other assets).

The fee on assets invested in a fund of the Trust or JHF III is stated as an annual percentage of the current value of the net assets of the portfolio (together with the assets of the Multi-Index Lifetime Portfolios and Multi-Index Preservation Portfolios) determined in accordance with the following schedule:

Management fee on assets invested in a fund of the Trust and JHF III

Aggregate net assets of the portfolio
First $7.5 billion	0.060%
Excess over $7.5 billion	0.050%

The fee on Other assets is stated as an annual percentage of the current value of the net assets of the portfolio (together with the assets of the Multi-Index Lifetime Portfolios and Multi-Index Preservation Portfolios), determined in accordance with the following schedule:

Management fee on Other assets

Aggregate net assets of the portfolio
First $7.5 billion	0.510%
Excess over $7.5 billion	0.500%

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited and John Hancock Asset Management a division of Manulife Asset Management (US) LLC, both indirectly owned subsidiaries of MFC and affiliates of the Advisor, act as subadvisors to the portfolios. The portfolios are not responsible for payment of the subadvisory fees.

Expense reimbursements. The Advisor has contractually agreed to reduce its management fee and/or make payment to each portfolio in an amount equal to the amount by which "Other expenses" of each portfolio exceed 0.05% of the average net assets on an annualized basis of each portfolio. "Other expenses" means all of the expenses of each portfolio, excluding certain expenses such as management fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of each portfolio's business, class specific fees, underlying fund expenses (acquired fund fees), and short dividend expense. The expense limitation agreement expires on December 31, 2017, unless renewed by mutual agreement of the portfolios and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to waive and/or reimburse all class specific expenses for Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares of each portfolio, including Rule 12b-1 fees, transfer agency fees and service fees, and shareholder servicing fees, and all other class level expenses, as applicable, to the extent they exceed 0.75%, 0.50%, 0.65%, 0.25%, 0.05%, and 0.00% of average net assets (on an annualized basis) attributable to Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares (the class expense waiver). The current expense limitation agreement expires on December 31, 2017, unless renewed by mutual agreement of the portfolios and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to waive its management fees and/or reimburse certain expenses, including underlying fund expenses (acquired fund fees) to reduce the total annual portfolio operating expenses of the portfolios' average net assets, by the amounts indicated below:

Portfolio
Multimanager 2060 Lifetime Portfolio	0.29%
Multimanager 2055 Lifetime Portfolio	0.29%
Multimanager 2050 Lifetime Portfolio	0.29%
Multimanager 2045 Lifetime Portfolio	0.29%
Multimanager 2040 Lifetime Portfolio	0.29%
Multimanager 2035 Lifetime Portfolio	0.29%
Multimanager 2030 Lifetime Portfolio	0.29%

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       70

Portfolio
Multimanager 2025 Lifetime Portfolio	0.29%
Multimanager 2020 Lifetime Portfolio	0.31%
Multimanager 2015 Lifetime Portfolio	0.33%
Multimanager 2010 Lifetime Portfolio	0.35%

Payments under this arrangement are intended to reimburse the portfolios for indirect net expenses associated with the portfolios' investments in underlying funds. Amounts received in excess of portfolio level operating expenses are included as Other income received from advisor in the Statements of operations. This expense limitation agreement expires on December 31, 2017, unless renewed by mutual agreement of the portfolios and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor contractually agreed to waive its management fees and/or reduce expenses by 0.002% of each portfolio's average net assets. This expense limitation agreement expires on December 31, 2017, unless renewed by mutual agreement of the portfolios and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has voluntarily agreed to waive its management fee for each portfolio so that the aggregate management fee retained by the Advisor with respect to both the portfolio and its underlying investments (after payment of subadvisory fees) does not exceed 0.51% of the portfolio's first $7.5 billion of average annual net assets and 0.50% of the portfolio's average annual net assets in excess of $7.5 billion. The Advisor may terminate this voluntary waiver at any time upon notice to the Trust.

For the year ended August 31, 2017, the expense reductions under these agreements amounted to the following and reflected as a reduction of total expenses in the Statements of operations:

	Expense reimbursement by class
Portfolio	Class A	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1	Total
Multimanager 2060 Lifetime Portfolio	$5,864	$2,490	$2,486	$2,552	$2,487	$2,522	$2,855	$2,725	$259,606	$283,587
Multimanager 2055 Lifetime Portfolio	12,776	304	319	411	426	320	416	1,544	341,919	358,435
Multimanager 2050 Lifetime Portfolio	56,215	177	1,758	1,061	1,510	858	309	5,753	518,774	586,415
Multimanager 2045 Lifetime Portfolio	117,591	149	2,817	1,773	2,087	1,013	3,020	5,435	934,297	1,068,182
Multimanager 2040 Lifetime Portfolio	128,003	135	4,087	1,209	3,056	1,875	1,867	5,212	985,438	1,130,882
Multimanager 2035 Lifetime Portfolio	141,509	149	6,628	1,510	3,285	1,122	1,830	6,748	1,216,771	1,379,552
Multimanager 2030 Lifetime Portfolio	177,645	394	6,276	3,090	3,776	1,631	2,550	8,638	1,423,553	1,627,553
Multimanager 2025 Lifetime Portfolio	173,815	200	5,616	2,758	6,170	958	2,506	8,004	1,536,525	1,736,552
Multimanager 2020 Lifetime Portfolio	169,637	176	6,061	2,222	3,688	1,122	7,152	9,033	1,178,581	1,377,672
Multimanager 2015 Lifetime Portfolio	130,054	214	3,877	281	7,613	179	2,379	2,687	569,841	717,125
Multimanager 2010 Lifetime Portfolio	85,546	269	1,593	405	861	1,741	673	548	399,214	490,850

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2017 were equivalent to a net annual effective rate of 0.00% of each portfolio's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the portfolios reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended August 31, 2017 amounted to an annual rate of 0.02% of the portfolio's average daily net assets.

Distribution and service plans. The portfolios have a distribution agreement with the Distributor. The portfolios have adopted distribution and service plans with respect to Class A, Class R1, Class R2, Class R3, Class R4 and Class 1 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the portfolios. In addition, under a service plan for Class R1, Class R2, Class R3, Class R4 and Class R5 shares, the portfolios pay for certain other services. The portfolios may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the portfolios' shares.

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       71

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R4	0.25%	0.10%
Class R1	0.50%	0.25%	Class R5	—	0.05%
Class R2	0.25%	0.25%	Class 1	0.05%	—
Class R3	0.50%	0.15%

The portfolios' Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on December 31, 2017, unless renewed by mutual agreement of the portfolios and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to the following for Class R4 shares for the year ended August 31, 2017:

Portfolio	Class R4
Multimanager 2060 Lifetime Portfolio	$114
Multimanager 2055 Lifetime Portfolio	109
Multimanager 2050 Lifetime Portfolio	509
Multimanager 2045 Lifetime Portfolio	661
Multimanager 2040 Lifetime Portfolio	1,220
Multimanager 2035 Lifetime Portfolio	750
Multimanager 2030 Lifetime Portfolio	1,120
Multimanager 2025 Lifetime Portfolio	659
Multimanager 2020 Lifetime Portfolio	739
Multimanager 2015 Lifetime Portfolio	103
Multimanager 2010 Lifetime Portfolio	869

Sales charges. Class A shares are assessed up-front sales charges of up to 5.00% of net asset value for such shares. The following table summarizes the net up-front sales charges sales charges received by the Distributor during the year ended August 31, 2017:

	Multimanager Lifetime 2060 Portfolio	Multimanager Lifetime 2055 Portfolio	Multimanager Lifetime 2050 Portfolio	Multimanager Lifetime 2045 Portfolio	Multimanager Lifetime 2040 Portfolio	Multimanager Lifetime 2035 Portfolio	Multimanager Lifetime 2030 Portfolio	Multimanager Lifetime 2025 Portfolio	Multimanager Lifetime 2020 Portfolio	Multimanager Lifetime 2015 Portfolio	Multimanager Lifetime 2010 Portfolio
Net Sales Charges	$1,706	$5,162	$13,251	$23,052	$29,924	$24,735	$25,262	$33,915	$23,438	$12,201	$5,770
Retained for Printing Prospectuses, advertising and sales literature	272	814	2,062	2,981	4,322	3,751	3,875	4,845	3,372	1,943	896
Sales commissions to unrelated broker-dealers	1,412	4,280	10,507	17,736	21,946	17,719	18,346	28,855	14,117	9,526	4,874
Sales commissions to affiliated sales personnel	22	68	682	2,335	3,656	3,265	3,041	215	5,949	732	—

Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2017, CDSCs received by the Distributor Class A shares were as follows:

Portfolio	Class A
Multimanager 2045 Lifetime Portfolio	$10
Multimanager 2040 Lifetime Portfolio	23
Multimanager 2035 Lifetime Portfolio	95
Multimanager 2030 Lifetime Portfolio	13
Multimanager 2025 Lifetime Portfolio	12
Multimanager 2020 Lifetime Portfolio	307
Multimanager 2015 Lifetime Portfolio	14

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       72

Class level expenses. Class level expenses for the year ended August 31, 2017 were:

Portfolio	Class	Distribution and service fees	Transfer agent fees
Multimanager 2060 Lifetime Portfolio	Class A	$794	$311
	Class I	—	122
	Class R1	561	17
	Class R2	295	17
	Class R3	561	17
	Class R4	285	17
	Class R5	8	19
	Class R6	—	18
	Class 1	5,861	—
	Total	$8,365	$538
Multimanager 2055 Lifetime Portfolio	Class A	$13,136	$5,181
	Class I	—	112
	Class R1	542	16
	Class R2	437	21
	Class R3	780	21
	Class R4	272	16
	Class R5	17	21
	Class R6	—	74
	Class 1	58,371	—
	Total	$73,555	$5,462
Multimanager 2050 Lifetime Portfolio	Class A	$98,331	$38,991
	Class I	—	113
	Class R1	6,728	129
	Class R2	2,994	89
	Class R3	4,799	104
	Class R4	1,663	76
	Class R5	31	27
	Class R6	—	464
	Class 1	153,399	—
	Total	$267,945	$39,993
Multimanager 2045 Lifetime Portfolio	Class A	$251,339	$99,871
	Class I	—	114
	Class R1	13,953	279
	Class R2	5,800	169
	Class R3	8,813	204
	Class R4	2,300	98
	Class R5	990	291
	Class R6	—	514
	Class 1	335,241	—
	Total	$618,436	$101,540
Multimanager 2040 Lifetime Portfolio	Class A	$276,847	$109,996
	Class I	—	106
	Class R1	20,786	413
	Class R2	4,224	129
	Class R3	12,892	298
	Class R4	4,286	183
	Class R5	626	184
	Class R6	—	504
	Class 1	357,846	—
	Total	$677,507	$111,813
Multimanager 2035 Lifetime Portfolio	Class A	$318,638	$126,601
	Class I	—	121
	Class R1	36,367	728
	Class R2	5,137	148

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       73

Portfolio	Class	Distribution and service fees	Transfer agent fees
	Class R3	$13,971	$319
	Class R4	2,648	113
	Class R5	627	185
	Class R6	—	670
	Class 1	460,356	—
	Total	$837,744	$128,885
Multimanager 2030 Lifetime Portfolio	Class A	$409,350	$162,675
	Class I	—	329
	Class R1	32,053	631
	Class R2	11,423	344
	Class R3	16,943	385
	Class R4	3,935	167
	Class R5	898	269
	Class R6	—	868
	Class 1	551,510	—
	Total	$1,026,112	$165,668
Multimanager 2025 Lifetime Portfolio	Class A	$400,453	$159,103
	Class I	—	164
	Class R1	31,097	640
	Class R2	9,440	272
	Class R3	27,254	627
	Class R4	2,312	97
	Class R5	884	264
	Class R6	—	782
	Class 1	596,679	—
	Total	$1,068,119	$161,949
Multimanager 2020 Lifetime Portfolio	Class A	$374,602	$148,968
	Class I	—	139
	Class R1	30,061	587
	Class R2	7,326	216
	Class R3	16,246	379
	Class R4	2,609	111
	Class R5	2,386	696
	Class R6	—	854
	Class 1	438,252	—
	Total	$871,482	$151,950
Multimanager 2015 Lifetime Portfolio	Class A	$246,850	$98,213
	Class I	—	145
	Class R1	16,576	329
	Class R2	863	25
	Class R3	28,624	676
	Class R4	361	15
	Class R5	662	207
	Class R6	—	222
	Class 1	180,265	—
	Total	$474,201	$99,832
Multimanager 2010 Lifetime Portfolio	Class A	$133,573	$53,167
	Class I	—	144
	Class R1	5,672	122
	Class R2	876	24
	Class R3	2,872	68
	Class R4	3,050	132
	Class R5	161	47
	Class R6	—	34

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       74

Portfolio	Class	Distribution and service fees	Transfer agent fees
	Class 1	$105,469	—
	Total	$251,673	$53,738

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation andexpenses are allocated to each portfolio based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Portfolio share transactions

Transactions in portfolios shares for the years ended August 31, 2017 and 2016 were as follows:

Multimanager 2060 Lifetime Portfolio

		Year ended 8-31-17		Year ended 8-31-16[1]
	Shares	Amount	Shares	Amount
Class A shares
Sold	54,604	$635,907	11,875	$119,103
Distributions reinvested	38	409	—	—
Repurchased	(12,962)	(151,522)	(746)	(7,687)
Net increase	41,680	$484,794	11,129	$111,416
Class I shares
Sold	—	—	10,000	$100,000
Net increase	—	—	10,000	$100,000
Class R1 shares
Sold	—	—	10,000	$100,000
Net increase	—	—	10,000	$100,000
Class R2 shares
Sold	726	$8,361	10,000	$100,000
Repurchased	(62)	(693)	—	—
Net increase	664	$7,668	10,000	$100,000
Class R3 shares
Sold	—	—	10,000	$100,000
Net increase	—	—	10,000	$100,000
Class R4 shares
Sold	282	$3,217	10,007	$100,075
Distributions reinvested	1	10	—	—
Repurchased	(18)	(212)	—	—
Net increase	265	$3,015	10,007	$100,075
Class R5 shares
Sold	3,782	$43,282	10,000	$100,000
Distributions reinvested	13	135	—	—
Net increase	3,795	$43,417	10,000	$100,000
Class R6 shares
Sold	3,712	$43,191	10,000	$100,000
Repurchased	(2,068)	(24,320)	—	—
Net increase	1,644	$18,871	10,000	$100,000
Class 1 shares
Sold	1,997,195	$22,551,137	181,383	$1,892,651
Distributions reinvested	7,560	80,890	—	—
Repurchased	(204,015)	(2,313,223)	(12,466)	(125,278)
Net increase	1,800,740	$20,318,804	168,917	$1,767,373
Total net increase	1,848,788	$20,876,569	250,053	$2,578,864

1 Period from 3-30-16 (commencement of operations) to 8-31-16.

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       75

Multimanager 2055 Lifetime Portfolio

		Year ended 8-31-17		Year ended 8-31-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	634,774	$6,925,400	246,386	$2,459,330
Distributions reinvested	13,239	135,302	2,269	22,716
Repurchased	(252,262)	(2,766,251)	(91,990)	(906,177)
Net increase	395,751	$4,294,451	156,665	$1,575,869
Class I shares
Sold	74	$847	—	—
Net increase	74	$847	—	—
Class R2 shares
Sold	3,296	$35,842	5,548	$56,425
Distributions reinvested	110	1,126	133	1,328
Repurchased	(348)	(3,886)	(5,051)	(50,272)
Net increase	3,058	$33,082	630	$7,481
Class R3 shares
Sold	5,516	$60,207	3,501	$35,516
Distributions reinvested	94	965	8	84
Repurchased	(955)	(10,376)	(4,419)	(43,985)
Net increase (decrease)	4,655	$50,796	(910)	($8,385)
Class R4 shares
Sold	61	$666	—	—
Net increase	61	$666	—	—
Class R5 shares
Sold	4,560	$49,232	1,099	$10,965
Distributions reinvested	81	832	10	103
Repurchased	(2,375)	(27,328)	(1)	(13)
Net increase	2,266	$22,736	1,108	$11,055
Class R6 shares
Sold	35,276	$383,327	24,522	$243,617
Distributions reinvested	1,509	15,434	330	3,303
Repurchased	(31,538)	(358,042)	(7,921)	(78,807)
Net increase	5,247	$40,719	16,931	$168,113
Class 1 shares
Sold	3,212,183	$34,741,664	5,265,664	$52,003,575
Distributions reinvested	492,521	5,038,486	176,937	1,771,140
Repurchased	(1,718,097)	(18,289,179)	(228,552)	(2,264,794)
Net increase	1,986,607	$21,490,971	5,214,049	$51,509,921
Total net increase	2,397,719	$25,934,268	5,388,473	$53,264,054

Multimanager 2050 Lifetime Portfolio

		Year ended 8-31-17		Year ended 8-31-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	2,300,125	$27,594,588	1,442,083	$16,063,060
Distributions reinvested	148,074	1,661,385	74,770	833,680
Repurchased	(1,167,640)	(14,030,101)	(690,969)	(7,691,050)
Net increase	1,280,559	$15,225,872	825,884	$9,205,690
Class I shares
Sold	775	$9,116	—	—
Net increase	775	$9,116	—	—

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       76

		Year ended 8-31-17		Year ended 8-31-16
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	39,054	$461,950	28,930	$316,670
Distributions reinvested	2,226	24,972	1,161	12,948
Repurchased	(17,619)	(212,601)	(26,235)	(299,598)
Net increase	23,661	$274,321	3,856	$30,020
Class R2 shares
Sold	36,974	$444,527	25,077	$278,422
Distributions reinvested	2,423	27,211	1,434	15,989
Repurchased	(16,148)	(192,213)	(6,989)	(77,974)
Net increase	23,249	$279,525	19,522	$216,437
Class R3 shares
Sold	28,380	$338,313	51,561	$581,232
Distributions reinvested	3,251	36,477	1,633	18,204
Repurchased	(16,354)	(197,340)	(17,834)	(203,429)
Net increase	15,277	$177,450	35,360	$396,007
Class R4 shares
Sold	10,168	$119,630	8,189	$92,862
Distributions reinvested	2,018	22,639	1,192	13,291
Repurchased	(11,888)	(146,763)	(916)	(9,556)
Net increase (decrease)	298	($4,494)	8,465	$96,597
Class R5 shares
Sold	2,943	$35,227	3,622	$40,324
Distributions reinvested	277	3,102	22	248
Repurchased	(2,932)	(36,689)	(72)	(826)
Net increase	288	$1,640	3,572	$39,746
Class R6 shares
Sold	179,196	$2,174,085	183,402	$2,019,435
Distributions reinvested	14,370	161,380	11,200	124,876
Repurchased	(189,760)	(2,284,345)	(104,067)	(1,132,917)
Net increase	3,806	$51,120	90,535	$1,011,394
Class 1 shares
Sold	2,858,633	$34,095,074	4,408,422	$48,631,648
Distributions reinvested	1,618,812	18,163,073	1,278,117	14,238,227
Repurchased	(5,663,500)	(67,106,263)	(2,074,844)	(23,427,326)
Net increase (decrease)	(1,186,055)	($14,848,116)	3,611,695	$39,442,549
Total net increase	161,858	$1,166,434	4,598,889	$50,438,440

Multimanager 2045 Lifetime Portfolio

		Year ended 8-31-17		Year ended 8-31-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	3,622,975	$41,632,267	3,025,155	$32,514,057
Distributions reinvested	473,008	5,080,108	317,466	3,412,759
Repurchased	(2,304,684)	(26,376,192)	(1,765,936)	(18,964,263)
Net increase	1,791,299	$20,336,183	1,576,685	$16,962,553
Class I shares
Sold	6,103	$70,481	—	—
Distributions reinvested	51	554	—	—
Repurchased	(4,999)	(57,314)	—	—
Net increase	1,155	$13,721	—	—

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       77

		Year ended 8-31-17		Year ended 8-31-16
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	67,033	$759,324	59,354	$635,770
Distributions reinvested	9,669	103,654	10,384	111,526
Repurchased	(101,158)	(1,130,002)	(82,940)	(851,646)
Net decrease	(24,456)	($267,024)	(13,202)	($104,350)
Class R2 shares
Sold	79,718	$919,375	35,639	$383,408
Distributions reinvested	4,142	44,605	3,215	34,663
Repurchased	(21,306)	(245,091)	(7,520)	(79,914)
Net increase	62,554	$718,889	31,334	$338,157
Class R3 shares
Sold	57,391	$652,656	89,078	$968,218
Distributions reinvested	8,880	95,287	12,644	135,796
Repurchased	(88,167)	(1,004,059)	(166,654)	(1,743,888)
Net decrease	(21,896)	($256,116)	(64,932)	($639,874)
Class R4 shares
Sold	27,936	$316,367	19,602	$211,764
Distributions reinvested	3,528	37,931	3,575	38,472
Repurchased	(40,917)	(481,629)	(29,975)	(309,667)
Net decrease	(9,453)	($127,331)	(6,798)	($59,431)
Class R5 shares
Sold	49,692	$574,731	39,020	$419,742
Distributions reinvested	12,232	131,979	9,563	103,278
Repurchased	(116,427)	(1,383,031)	(25,284)	(282,411)
Net increase (decrease)	(54,503)	($676,321)	23,299	$240,609
Class R6 shares
Sold	286,635	$3,362,398	206,872	$2,261,143
Distributions reinvested	16,283	175,365	9,955	107,317
Repurchased	(192,555)	(2,245,092)	(82,760)	(925,539)
Net increase	110,363	$1,292,671	134,067	$1,442,921
Class 1 shares
Sold	2,211,404	$25,450,309	3,366,667	$36,143,310
Distributions reinvested	4,222,188	45,515,182	4,091,713	44,149,583
Repurchased	(14,706,605)	(167,655,664)	(7,429,165)	(81,274,954)
Net increase (decrease)	(8,273,013)	($96,690,173)	29,215	($982,061)
Total net increase (decrease)	(6,417,950)	($75,655,501)	1,709,668	$17,198,524

Multimanager 2040 Lifetime Portfolio

		Year ended 8-31-17		Year ended 8-31-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	3,929,752	$45,471,873	3,210,975	$34,827,181
Distributions reinvested	500,868	5,429,414	330,563	3,586,605
Repurchased	(2,456,235)	(28,445,965)	(1,627,935)	(17,642,869)
Net increase	1,974,385	$22,455,322	1,913,603	$20,770,917
Class R1 shares
Sold	92,484	$1,060,042	72,427	$780,094
Distributions reinvested	11,946	129,256	10,756	116,592
Repurchased	(98,322)	(1,154,307)	(70,158)	(745,514)
Net increase	6,108	$34,991	13,025	$151,172

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       78

		Year ended 8-31-17		Year ended 8-31-16
	Shares	Amount	Shares	Amount
Class R2 shares
Sold	51,497	$615,389	44,052	$502,325
Distributions reinvested	4,184	45,483	4,118	44,807
Repurchased	(25,946)	(294,474)	(17,831)	(199,860)
Net increase	29,735	$366,398	30,339	$347,272
Class R3 shares
Sold	53,930	$624,336	94,244	$1,032,010
Distributions reinvested	12,758	137,908	15,359	166,188
Repurchased	(103,067)	(1,178,762)	(166,970)	(1,771,659)
Net decrease	(36,379)	($416,518)	(57,367)	($573,461)
Class R4 shares
Sold	34,404	$395,984	35,282	$379,923
Distributions reinvested	7,723	83,716	4,962	53,843
Repurchased	(110,675)	(1,339,753)	(22,583)	(250,389)
Net increase (decrease)	(68,548)	($860,053)	17,661	$183,377
Class R5 shares
Sold	14,451	$168,964	25,851	$283,184
Distributions reinvested	7,626	82,977	13,017	141,880
Repurchased	(80,753)	(955,642)	(127,316)	(1,389,924)
Net decrease	(58,676)	($703,701)	(88,448)	($964,860)
Class R6 shares
Sold	259,286	$3,067,712	190,434	$2,123,819
Distributions reinvested	17,536	190,443	12,569	136,752
Repurchased	(244,648)	(2,886,193)	(63,059)	(660,227)
Net increase	32,174	$371,962	139,944	$1,600,344
Class 1 shares
Sold	2,967,865	$34,352,384	3,660,038	$39,618,923
Distributions reinvested	4,421,723	48,064,132	4,224,392	45,961,380
Repurchased	(14,959,482)	(172,127,115)	(7,101,907)	(78,368,297)
Net increase (decrease)	(7,569,894)	($89,710,599)	782,523	$7,212,006
Total net increase (decrease)	(5,691,095)	($68,462,198)	2,751,280	$28,726,767

Multimanager 2035 Lifetime Portfolio

		Year ended 8-31-17		Year ended 8-31-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	4,547,530	$52,883,705	3,524,264	$38,396,705
Distributions reinvested	572,954	6,245,192	391,390	4,270,069
Repurchased	(2,805,357)	(32,472,962)	(1,939,706)	(21,088,282)
Net increase	2,315,127	$26,655,935	1,975,948	$21,578,492
Class I shares
Sold	18,191	$218,346	—	—
Repurchased	(4,495)	(53,357)	—	—
Net increase	13,696	$164,989	—	—
Class R1 shares
Sold	129,684	$1,492,874	66,330	$724,718
Distributions reinvested	19,637	213,653	20,749	226,160
Repurchased	(59,451)	(692,987)	(109,438)	(1,134,867)
Net increase (decrease)	89,870	$1,013,540	(22,359)	($183,989)

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       79

		Year ended 8-31-17		Year ended 8-31-16
	Shares	Amount	Shares	Amount
Class R2 shares
Sold	80,612	$943,215	22,239	$248,647
Distributions reinvested	3,612	39,512	2,902	31,776
Repurchased	(12,084)	(142,977)	(12,114)	(132,709)
Net increase	72,140	$839,750	13,027	$147,714
Class R3 shares
Sold	95,612	$1,111,207	96,640	$1,058,825
Distributions reinvested	12,289	133,829	11,131	121,435
Repurchased	(120,297)	(1,387,006)	(97,423)	(1,051,364)
Net increase (decrease)	(12,396)	($141,970)	10,348	$128,896
Class R4 shares
Sold	8,337	$96,420	8,497	$92,655
Distributions reinvested	4,641	50,773	4,295	47,027
Repurchased	(35,988)	(434,748)	(15,253)	(159,668)
Net decrease	(23,010)	($287,555)	(2,461)	($19,986)
Class R5 shares
Sold	22,216	$260,658	22,200	$244,803
Distributions reinvested	7,641	83,593	5,961	65,270
Repurchased	(65,900)	(804,697)	(47,012)	(534,555)
Net decrease	(36,043)	($460,446)	(18,851)	($224,482)
Class R6 shares
Sold	236,115	$2,827,216	382,544	$4,169,899
Distributions reinvested	24,804	271,104	6,832	74,737
Repurchased	(101,592)	(1,184,132)	(118,517)	(1,226,019)
Net increase	159,327	$1,914,188	270,859	$3,018,617
Class 1 shares
Sold	3,819,106	$44,369,577	4,735,417	$51,375,008
Distributions reinvested	5,584,736	61,097,010	5,472,786	59,927,012
Repurchased	(19,084,920)	(220,778,189)	(10,567,749)	(117,235,135)
Net decrease	(9,681,078)	($115,311,602)	(359,546)	($5,933,115)
Total net increase (decrease)	(7,102,367)	($85,613,171)	1,866,965	$18,512,147

Multimanager 2030 Lifetime Portfolio

		Year ended 8-31-17		Year ended 8-31-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	5,454,801	$61,773,524	4,335,208	$46,373,940
Distributions reinvested	752,879	8,025,688	520,769	5,556,656
Repurchased	(3,111,725)	(35,114,291)	(2,136,487)	(22,740,802)
Net increase	3,095,955	$34,684,921	2,719,490	$29,189,794
Class I shares
Sold	12,693	$141,511	17,139	$183,732
Distributions reinvested	1,219	12,948	—	—
Repurchased	(12,454)	(138,968)	—	—
Net increase	1,458	$15,491	17,139	$183,732
Class R1 shares
Sold	183,693	$2,038,855	155,468	$1,626,712
Distributions reinvested	18,013	191,297	14,221	151,308
Repurchased	(205,263)	(2,293,563)	(63,041)	(669,253)
Net increase (decrease)	(3,557)	($63,411)	106,648	$1,108,767

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       80

		Year ended 8-31-17		Year ended 8-31-16
	Shares	Amount	Shares	Amount
Class R2 shares
Sold	136,685	$1,574,064	118,302	$1,255,437
Distributions reinvested	8,679	92,001	5,639	59,888
Repurchased	(49,551)	(571,709)	(21,563)	(235,802)
Net increase	95,813	$1,094,356	102,378	$1,079,523
Class R3 shares
Sold	191,319	$2,129,199	68,254	$732,611
Distributions reinvested	14,837	157,566	12,070	128,422
Repurchased	(127,111)	(1,421,206)	(116,472)	(1,230,086)
Net increase (decrease)	79,045	$865,559	(36,148)	($369,053)
Class R4 shares
Sold	25,745	$287,193	22,964	$245,480
Distributions reinvested	7,028	74,563	5,702	60,612
Repurchased	(52,975)	(611,489)	(25,084)	(264,037)
Net increase (decrease)	(20,202)	($249,733)	3,582	$42,055
Class R5 shares
Sold	63,498	$712,038	51,341	$516,816
Distributions reinvested	12,060	127,961	14,565	154,821
Repurchased	(124,981)	(1,418,549)	(119,264)	(1,259,279)
Net decrease	(49,423)	($578,550)	(53,358)	($587,642)
Class R6 shares
Sold	527,038	$6,010,837	345,943	$3,709,277
Distributions reinvested	28,237	299,598	15,610	165,933
Repurchased	(366,592)	(4,204,540)	(113,717)	(1,176,743)
Net increase	188,683	$2,105,895	247,836	$2,698,467
Class 1 shares
Sold	3,707,635	$41,546,806	6,100,475	$65,073,168
Distributions reinvested	6,893,084	73,204,555	6,862,169	73,013,491
Repurchased	(22,143,126)	(248,050,028)	(12,320,591)	(132,407,033)
Net increase (decrease)	(11,542,407)	($133,298,667)	642,053	$5,679,626
Total net increase (decrease)	(8,154,635)	($95,424,139)	3,749,620	$39,025,269

Multimanager 2025 Lifetime Portfolio

		Year ended 8-31-17		Year ended 8-31-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	5,158,649	$57,359,670	3,437,246	$36,637,791
Distributions reinvested	757,414	7,960,426	527,329	5,557,996
Repurchased	(2,422,537)	(26,884,163)	(1,964,629)	(20,794,527)
Net increase	3,493,526	$38,435,933	1,999,946	$21,401,260
Class I shares
Sold	24,644	$277,547	—	—
Distributions reinvested	199	2,079	—	—
Repurchased	(19,343)	(221,675)	—	—
Net increase	5,500	$57,951	—	—
Class R1 shares
Sold	119,430	$1,308,535	77,840	$834,683
Distributions reinvested	16,177	169,208	24,795	260,346
Repurchased	(135,437)	(1,504,516)	(227,835)	(2,321,786)
Net increase (decrease)	170	($26,773)	(125,200)	($1,226,757)

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       81

		Year ended 8-31-17		Year ended 8-31-16
	Shares	Amount	Shares	Amount
Class R2 shares
Sold	175,831	$1,932,563	60,761	$636,857
Distributions reinvested	7,699	80,454	4,379	45,938
Repurchased	(79,432)	(887,024)	(15,230)	(164,789)
Net increase	104,098	$1,125,993	49,910	$518,006
Class R3 shares
Sold	97,980	$1,079,246	203,013	$2,177,755
Distributions reinvested	27,794	291,008	25,074	263,277
Repurchased	(224,995)	(2,481,309)	(158,465)	(1,642,402)
Net increase (decrease)	(99,221)	($1,111,055)	69,622	$798,630
Class R4 shares
Sold	33,802	$372,809	5,636	$60,003
Distributions reinvested	4,104	42,965	2,345	24,645
Repurchased	(8,061)	(88,266)	(6,319)	(65,183)
Net increase	29,845	$327,508	1,662	$19,465
Class R5 shares
Sold	28,774	$319,706	39,163	$409,116
Distributions reinvested	14,034	146,799	10,008	104,984
Repurchased	(115,177)	(1,268,933)	(67,262)	(739,849)
Net decrease	(72,369)	($802,428)	(18,091)	($225,749)
Class R6 shares
Sold	596,536	$6,647,532	423,921	$4,511,061
Distributions reinvested	22,574	235,897	13,174	138,063
Repurchased	(190,502)	(2,122,756)	(181,962)	(1,952,162)
Net increase	428,608	$4,760,673	255,133	$2,696,962
Class 1 shares
Sold	4,091,076	$45,486,897	4,789,165	$50,751,640
Distributions reinvested	7,780,784	81,387,000	7,851,427	82,361,470
Repurchased	(26,095,877)	(287,300,529)	(16,035,494)	(170,285,639)
Net decrease	(14,224,017)	($160,426,632)	(3,394,902)	($37,172,529)
Total net decrease	(10,333,860)	($117,658,830)	(1,161,920)	($13,190,712)

Multimanager 2020 Lifetime Portfolio

		Year ended 8-31-17		Year ended 8-31-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	5,408,357	$57,186,288	4,479,478	$46,109,581
Distributions reinvested	818,483	8,183,313	620,323	6,259,063
Repurchased	(3,634,411)	(38,214,516)	(2,499,161)	(25,586,783)
Net increase	2,592,429	$27,155,085	2,600,640	$26,781,861
Class I shares
Sold	12,063	$128,430	241	$2,475
Distributions reinvested	156	1,559	—	—
Repurchased	(7,360)	(78,382)	—	—
Net increase	4,859	$51,607	241	$2,475
Class R1 shares
Sold	194,527	$2,003,516	55,908	$566,489
Distributions reinvested	17,477	174,423	16,166	162,796
Repurchased	(112,964)	(1,203,715)	(71,389)	(719,932)
Net increase	99,040	$974,224	685	$9,353

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       82

		Year ended 8-31-17		Year ended 8-31-16
	Shares	Amount	Shares	Amount
Class R2 shares
Sold	58,252	$622,006	55,934	$565,387
Distributions reinvested	10,194	101,636	6,487	65,262
Repurchased	(34,403)	(360,140)	(36,956)	(393,168)
Net increase	34,043	$363,502	25,465	$237,481
Class R3 shares
Sold	107,767	$1,132,597	140,174	$1,458,218
Distributions reinvested	20,850	208,082	24,122	242,904
Repurchased	(204,965)	(2,114,355)	(201,491)	(2,068,306)
Net decrease	(76,348)	($773,676)	(37,195)	($367,184)
Class R4 shares
Sold	20,429	$214,302	27,759	$286,702
Distributions reinvested	5,595	55,722	7,451	74,881
Repurchased	(60,942)	(641,893)	(53,056)	(524,587)
Net decrease	(34,918)	($371,869)	(17,846)	($163,004)
Class R5 shares
Sold	152,005	$1,579,676	80,004	$816,013
Distributions reinvested	31,322	312,595	30,266	304,777
Repurchased	(142,681)	(1,525,788)	(142,429)	(1,448,953)
Net increase (decrease)	40,646	$366,483	(32,159)	($328,163)
Class R6 shares
Sold	732,235	$7,758,798	275,067	$2,867,077
Distributions reinvested	34,088	339,515	18,975	190,887
Repurchased	(173,801)	(1,795,953)	(158,685)	(1,550,360)
Net increase	592,522	$6,302,360	135,357	$1,507,604
Class 1 shares
Sold	2,205,729	$23,282,290	3,698,509	$37,600,437
Distributions reinvested	6,545,272	65,321,811	7,073,989	71,235,064
Repurchased	(23,422,519)	(246,337,252)	(17,546,720)	(181,041,006)
Net decrease	(14,671,518)	($157,733,151)	(6,774,222)	($72,205,505)
Total net decrease	(11,419,245)	($123,665,435)	(4,099,034)	($44,525,082)

Multimanager 2015 Lifetime Portfolio

		Year ended 8-31-17		Year ended 8-31-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	3,361,612	$33,002,956	2,556,602	$24,750,328
Distributions reinvested	584,066	5,466,858	549,974	5,208,253
Repurchased	(2,407,011)	(23,657,973)	(1,829,644)	(17,846,068)
Net increase	1,538,667	$14,811,841	1,276,932	$12,112,513
Class I shares
Sold	26,906	$269,452	—	—
Net increase	26,906	$269,452	—	—
Class R1 shares
Sold	68,365	$670,338	48,978	$472,975
Distributions reinvested	11,823	110,431	17,191	162,455
Repurchased	(115,634)	(1,144,138)	(64,886)	(619,845)
Net increase (decrease)	(35,446)	($363,369)	1,283	$15,585
Class R2 shares
Sold	102,447	$1,025,578	20,674	$197,154
Distributions reinvested	1,159	10,805	1,609	15,186
Repurchased	(61,536)	(615,018)	(20,458)	(195,475)
Net increase	42,070	$421,365	1,825	$16,865

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       83

		Year ended 8-31-17		Year ended 8-31-16
	Shares	Amount	Shares	Amount
Class R3 shares
Sold	101,555	$986,163	67,407	$655,249
Distributions reinvested	42,092	393,137	54,983	519,591
Repurchased	(397,018)	(3,823,434)	(186,531)	(1,769,940)
Net decrease	(253,371)	($2,444,134)	(64,141)	($595,100)
Class R4 shares
Sold	1,147	$11,294	1,745	$16,934
Distributions reinvested	870	8,104	876	8,266
Repurchased	(3,522)	(33,994)	(9,489)	(94,704)
Net decrease	(1,505)	($14,596)	(6,868)	($69,504)
Class R5 shares
Sold	46,836	$455,184	22,738	$223,245
Distributions reinvested	10,035	93,731	15,741	148,752
Repurchased	(73,256)	(726,597)	(66,857)	(649,383)
Net decrease	(16,385)	($177,682)	(28,378)	($277,386)
Class R6 shares
Sold	336,451	$3,351,004	85,709	$855,697
Distributions reinvested	8,501	79,403	4,402	41,643
Repurchased	(121,172)	(1,213,806)	(45,778)	(423,908)
Net increase	223,780	$2,216,601	44,333	$473,432
Class 1 shares
Sold	922,742	$9,117,134	1,219,158	$11,907,915
Distributions reinvested	2,957,677	27,624,704	4,204,579	39,733,273
Repurchased	(12,834,229)	(126,277,479)	(11,925,813)	(116,785,384)
Net decrease	(8,953,810)	($89,535,641)	(6,502,076)	($65,144,196)
Total net decrease	(7,429,094)	($74,816,163)	(5,277,090)	($53,467,791)

Multimanager 2010 Lifetime Portfolio

		Year ended 8-31-17		Year ended 8-31-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	822,888	$7,612,360	759,628	$7,057,233
Distributions reinvested	314,914	2,793,284	339,318	3,036,899
Repurchased	(629,010)	(5,861,969)	(891,704)	(8,210,254)
Net increase	508,792	$4,543,675	207,242	$1,883,878
Class I shares
Sold	10,999	$100,639	—	—
Net increase	10,999	$100,639	—	—
Class R1 shares
Sold	68,148	$622,229	9,451	$84,793
Distributions reinvested	3,456	30,552	3,739	33,356
Repurchased	(54,253)	(507,516)	(17,313)	(156,253)
Net increase (decrease)	17,351	$145,265	(4,123)	($38,104)
Class R2 shares
Sold	50,838	$472,458	8,541	$78,532
Distributions reinvested	358	3,172	4,717	42,216
Repurchased	(3,846)	(36,421)	(64,381)	(568,523)
Net increase (decrease)	47,350	$439,209	(51,123)	($447,775)
Class R3 shares
Sold	9,807	$88,896	44,412	$415,935
Distributions reinvested	3,792	33,557	8,484	75,766
Repurchased	(50,188)	(462,505)	(113,267)	(1,019,469)
Net decrease	(36,589)	($340,052)	(60,371)	($527,768)

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       84

		Year ended 8-31-17		Year ended 8-31-16
	Shares	Amount	Shares	Amount
Class R4 shares
Sold	14,638	$135,994	21,609	$196,645
Distributions reinvested	7,414	65,615	6,720	60,008
Repurchased	(99,486)	(937,658)	(16,607)	(157,074)
Net increase (decrease)	(77,434)	($736,049)	11,722	$99,579
Class R5 shares
Sold	9,518	$88,112	13,737	$130,298
Distributions reinvested	2,440	21,595	1,581	14,131
Repurchased	(1,828)	(16,776)	(11,555)	(106,082)
Net increase	10,130	$92,931	3,763	$38,347
Class R6 shares
Sold	215,951	$2,056,400	54,737	$527,218
Distributions reinvested	1,227	10,872	5,659	50,534
Repurchased	(10,508)	(97,393)	(71,102)	(627,748)
Net increase (decrease)	206,670	$1,969,879	(10,706)	($49,996)
Class 1 shares
Sold	1,453,458	$13,487,846	1,821,082	$16,708,487
Distributions reinvested	1,677,424	14,861,973	2,117,882	18,933,863
Repurchased	(7,445,873)	(69,461,360)	(7,374,009)	(68,047,119)
Net decrease	(4,314,991)	($41,111,541)	(3,435,045)	($32,404,769)
Total net decrease	(3,627,722)	($34,896,044)	(3,338,641)	($31,446,608)

Affiliates of the Trust owned shares of the following classes of the portfolios on August 31, 2017. Such concentration of shareholders' capital could have a material effect on the portfolios if such shareholders redeem from the portfolios.

Portfolio	Class	% by Class
Multimanager 2060 Lifetime Portfolio	A	19%
Multimanager 2060 Lifetime Portfolio	I	100%
Multimanager 2060 Lifetime Portfolio	R1	100%
Multimanager 2060 Lifetime Portfolio	R2	94%
Multimanager 2060 Lifetime Portfolio	R3	100%
Multimanager 2060 Lifetime Portfolio	R4	97%
Multimanager 2060 Lifetime Portfolio	R5	73%
Multimanager 2060 Lifetime Portfolio	R6	86%
Multimanager 2060 Lifetime Portfolio	1	100%
Multimanager 2055 Lifetime Portfolio	A	2%
Multimanager 2055 Lifetime Portfolio	I	99%
Multimanager 2055 Lifetime Portfolio	R1	100%
Multimanager 2055 Lifetime Portfolio	R2	70%
Multimanager 2055 Lifetime Portfolio	R3	62%
Multimanager 2055 Lifetime Portfolio	R4	99%
Multimanager 2055 Lifetime Portfolio	R5	74%
Multimanager 2055 Lifetime Portfolio	1	100%
Multimanager 2050 Lifetime Portfolio	I	92%
Multimanager 2050 Lifetime Portfolio	R5	73%
Multimanager 2050 Lifetime Portfolio	1	100%
Multimanager 2045 Lifetime Portfolio	I	88%
Multimanager 2045 Lifetime Portfolio	R6	14%
Multimanager 2045 Lifetime Portfolio	1	100%
Multimanager 2040 Lifetime Portfolio	I	100%
Multimanager 2040 Lifetime Portfolio	1	100%
Multimanager 2035 Lifetime Portfolio	I	38%
Multimanager 2035 Lifetime Portfolio	R6	2%
Multimanager 2035 Lifetime Portfolio	1	100%
Multimanager 2030 Lifetime Portfolio	I	32%

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       85

Portfolio	Class	% by Class
Multimanager 2030 Lifetime Portfolio	R6	6%
Multimanager 2030 Lifetime Portfolio	1	100%
Multimanager 2025 Lifetime Portfolio	I	61%
Multimanager 2025 Lifetime Portfolio	1	100%
Multimanager 2020 Lifetime Portfolio	I	64%
Multimanager 2020 Lifetime Portfolio	R6	26%
Multimanager 2020 Lifetime Portfolio	1	100%
Multimanager 2015 Lifetime Portfolio	I	26%
Multimanager 2015 Lifetime Portfolio	1	100%
Multimanager 2010 Lifetime Portfolio	I	48%
Multimanager 2010 Lifetime Portfolio	1	100%

Note 6 — Purchase and sale of securities

The following summarize the purchases and sales of the affiliated underlying funds for the year ended August 31, 2017:

Portfolio	Purchases	Sales
Multimanager 2060 Lifetime Portfolio	$24,280,895	$3,088,353
Multimanager 2055 Lifetime Portfolio	68,132,160	39,998,807
Multimanager 2050 Lifetime Portfolio	132,769,691	130,045,478
Multimanager 2045 Lifetime Portfolio	230,893,802	308,988,763
Multimanager 2040 Lifetime Portfolio	262,009,675	332,583,817
Multimanager 2035 Lifetime Portfolio	362,020,448	451,482,919
Multimanager 2030 Lifetime Portfolio	450,581,320	553,836,945
Multimanager 2025 Lifetime Portfolio	495,045,638	625,755,623
Multimanager 2020 Lifetime Portfolio	357,000,256	499,343,596
Multimanager 2015 Lifetime Portfolio	170,164,409	255,553,922
Multimanager 2010 Lifetime Portfolio	100,903,676	141,178,633

Note 7 — Investment in affiliated underlying funds

The portfolios invest in affiliated underlying funds that are managed by the Advisor and its affiliates. The portfolios do not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the portfolios' investment may represent a significant portion of each underlying fund's net assets. At August 31, 2017, the portfolios did not hold 5% or more of the net assets of the underlying funds.

Information regarding each portfolio's purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the portfolios from their investments in affiliated underlying funds during the period is as follows:

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
Multimanager 2060 Lifetime Portfolio
Absolute Return Currency	2,853	36,423	(6,194)	33,082	—	—	$1,571	($13,323)	$314,943
Active Bond	1,448	8,662	(10,110)	—	$1,439	$47	(22)	(197)	—
Alpha Opportunities	9,869	7,634	(17,503)	—	826	—	4,585	(3,108)	—
Asia Pacific Total Return Bond	555	4,419	(477)	4,497	176	—	(7)	1,284	44,066
Blue Chip Growth	1,775	12,679	(1,066)	13,388	92	8,054	2,899	67,814	521,464
Bond	—	14,529	(243)	14,286	2,146	—	(2)	2,172	229,437
Capital Appreciation	3,183	26,626	(2,571)	27,238	150	15,282	1,378	62,020	506,619
Capital Appreciation Value	8,046	88,422	(5,041)	91,427	4,830	9,447	938	55,621	1,120,891
Core Bond	480	5,940	(407)	6,013	502	143	(126)	846	78,948
Core High Yield	210	155	(365)	—	27	—	68	(68)	—
Disciplined Value	1,496	27,668	(2,408)	26,756	688	—	2,753	27,178	561,344
Disciplined Value International	—	5,439	(58)	5,381	211	—	(6)	5,674	73,015
Emerging Markets	6,361	60,835	(4,687)	62,509	3,024	—	3,543	88,983	719,473

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       86

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
Emerging Markets Debt	899	10,291	(573)	10,617	$2,490	—	$57	$3,643	$104,787
Emerging Markets Equity	6,546	61,692	(5,125)	63,113	882	—	3,895	107,810	719,485
Equity Income	3,287	34,008	(1,700)	35,595	6,513	$3,751	1,320	23,701	719,726
Financial Industries	2,743	20,378	(1,494)	21,627	1,096	5,765	1,958	13,429	426,266
Floating Rate Income	2,386	16,739	(3,968)	15,157	3,612	—	316	(2,105)	128,076
Fundamental Global Franchise	2,042	22,391	(2,044)	22,389	611	8,290	(13)	31,331	319,932
Fundamental Large Cap Core, Class NAV	—	8,805	(152)	8,653	—	—	(16)	31,079	450,632
Fundamental Large Cap Core, Class R6	—	4,007	(4,007)	—	761	2,939	3,773	—	—
Fundamental Large Cap Value	3,537	2,721	(6,258)	—	—	—	2,598	(2,379)	—
Global Absolute Return Strategies	4,058	29,740	(3,017)	30,781	—	—	135	5,059	318,582
Global Bond	178	1,700	(155)	1,723	145	20	(61)	975	22,085
Global Equity	4,036	36,071	(1,971)	38,136	2,038	—	1,097	23,548	459,156
Global Income	614	3,327	(1,162)	2,779	954	—	76	329	26,596
Global Real Estate (Deutsche)	—	13,324	(138)	13,186	—	—	(19)	2,778	127,773
Global Real Estate (Standard Life)	1,216	8,928	(10,144)	—	2,491	—	(2,579)	(74)	—
Global Shareholder Yield	3,365	25,278	(4,102)	24,541	4,551	—	(272)	13,791	278,541
Global Short Duration Credit	518	3,988	(917)	3,589	1,000	—	152	61	32,949
Health Sciences	3,213	68,182	(10,438)	60,957	—	10,594	(7,335)	16,128	305,394
High Yield	294	2,032	(211)	2,115	480	—	24	106	17,368
High Yield (FKA Focused High Yield)	215	10,034	(481)	9,768	977	—	33	240	34,382
International Core	897	198	(1,095)	—	1,075	—	(904)	(391)	—
International Growth	—	14,569	(448)	14,121	381	—	90	51,596	368,981
International Growth Opportunities	1,484	4,600	(6,084)	—	338	—	4,304	(962)	—
International Growth Stock	1,886	41,377	(6,743)	36,520	1,988	—	1,442	45,616	505,073
International Small Cap	2,665	21,400	(1,743)	22,322	1,973	—	1,884	60,620	474,337
International Small Company	4,567	37,109	(3,102)	38,574	2,751	—	2,524	52,445	475,618
International Value	2,833	19,550	(1,461)	20,922	2,148	—	1,356	19,788	350,869
International Value Equity	2,265	53,686	(2,715)	53,236	1,978	—	1,202	34,395	457,829
Mid Cap Stock	3,772	36,834	(2,862)	37,744	—	989	5,975	86,427	842,436
Mid Value	3,135	51,058	(2,091)	52,102	1,193	11,601	351	590	833,636
Natural Resources	3,805	34,951	(3,113)	35,643	942	—	721	(19,196)	393,855
Real Estate Equity	1,067	11,940	(635)	12,372	619	3,528	(889)	(2,538)	127,305
Real Return Bond	749	9,870	(739)	9,880	1,109	—	(83)	736	110,463
Redwood	2,362	6,789	(9,151)	—	—	—	983	(257)	—
Science & Technology	5,291	31,065	(12,980)	23,376	266	11,813	11,970	49,312	323,751
Short Duration Credit Opportunities	1,383	10,974	(2,225)	10,132	1,982	—	232	486	98,587
Short Term Government Income	—	13,684	(353)	13,331	263	—	(4)	248	126,774
Small Cap Growth	2,086	18,784	(943)	19,927	—	—	684	16,344	187,114
Small Cap Value	778	10,726	(443)	11,061	359	2,234	220	(7,993)	223,439
Small Company Growth	811	8,796	(395)	9,212	—	2,623	411	11,371	187,095

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       87

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
Small Company Value	553	4,869	(294)	5,128	$279	$3,838	$273	$1,063	$148,769
Spectrum Income	987	8,408	(760)	8,635	1,481	—	28	1,704	93,866
Strategic Equity Allocation	75,209	629,964	(45,188)	659,985	42,189	175,166	7,103	546,382	9,233,187
Strategic Growth	3,288	25,758	(2,265)	26,781	779	4,341	1,642	57,591	506,159
Strategic Income Opportunities	1,482	15,029	(1,039)	15,472	2,327	—	103	3,228	169,111
Total Return	870	12,381	(544)	12,707	944	—	(63)	3,805	175,354
U.S. Growth (FKA U.S. Equity)	3,872	1,262	(5,134)	—	437	5,335	(5,323)	(953)	—
U.S. High Yield Bond	305	2,114	(218)	2,201	643	—	35	345	25,094
Value	2,019	31,425	(33,444)	—	1,276	56,902	(55,287)	(989)	—
Value Equity	1,827	25,831	(1,050)	26,608	955	—	759	16,893	320,888
					$113,387	$342,702	$4,450	$1,592,052	$25,421,520
Multimanager 2055 Lifetime Portfolio
Absolute Return Currency	114,824	167,367	(93,422)	188,769	—	—	$110,100	($134,149)	$1,797,076
Active Bond	58,257	42,342	(100,599)	—	$20,450	$917	(2,036)	(16,026)	—
Alpha Opportunities	397,151	34,443	(431,594)	—	26,060	—	(168,466)	171,548	—
Asia Pacific Total Return Bond	22,317	13,177	(9,835)	25,659	3,428	—	1,602	2,587	251,458
Blue Chip Growth	71,450	22,210	(17,916)	75,744	1,620	142,162	(28,240)	544,028	2,950,244
Bond	—	85,030	(3,508)	81,522	13,927	—	58	13,691	1,309,244
Capital Appreciation	127,813	68,695	(43,045)	153,463	2,653	269,725	(83,947)	437,197	2,854,420
Capital Appreciation Value	325,281	223,652	(29,177)	519,756	86,767	169,714	(4,582)	349,625	6,372,215
Core Bond	19,307	25,191	(9,758)	34,740	5,695	2,797	(1,740)	(2,527)	456,139
Core High Yield	8,441	527	(8,968)	—	771	—	1,225	(1,255)	—
Disciplined Value	60,184	126,118	(34,196)	152,106	18,618	—	10,965	297,273	3,191,181
Disciplined Value International	—	31,021	(393)	30,628	3,835	—	(22)	49,835	415,623
Emerging Markets	244,580	157,456	(45,258)	356,778	53,368	—	(35,375)	682,528	4,106,509
Emerging Markets Debt	36,179	40,865	(14,506)	62,538	25,552	—	1,926	13,244	617,249
Emerging Markets Equity	242,525	172,817	(55,122)	360,220	15,892	—	39,798	701,811	4,106,509
Equity Income	132,262	91,871	(21,321)	202,812	77,672	66,209	(34,385)	335,823	4,100,856
Financial Industries	104,122	46,041	(26,760)	123,403	20,424	107,379	39,397	255,712	2,432,274
Floating Rate Income	87,191	48,019	(50,171)	85,039	37,465	—	(10,557)	5,429	718,576
Fundamental Global Franchise	82,165	69,564	(24,727)	127,002	10,876	147,552	(9,245)	127,179	1,814,855
Fundamental Large Cap Core, Class NAV	—	50,515	(1,466)	49,049	—	—	(155)	234,933	2,554,482
Fundamental Large Cap Core, Class R6	—	47,959	(47,959)	—	14,087	54,432	84,371	—	—
Fundamental Large Cap Value	142,337	12,216	(154,553)	—	—	—	33,421	(39,215)	—
Global Absolute Return Strategies	163,302	67,701	(54,967)	176,036	—	—	(58,814)	113,972	1,821,975
Global Bond	7,162	5,606	(2,948)	9,820	2,833	388	302	(838)	125,896
Global Equity	162,411	69,708	(15,341)	216,778	36,014	—	(1,647)	214,349	2,610,004
Global Income	24,691	13,701	(22,788)	15,604	9,998	—	3,723	(4,626)	149,334
Global Real Estate (Deutsche)	—	76,864	(2,016)	74,848	—	—	21	16,621	725,275
Global Real Estate (Standard Life)	48,932	18,144	(67,076)	—	23,566	—	(21,020)	(27,875)	—
Global Shareholder Yield	135,425	52,847	(48,822)	139,450	42,785	—	(49,858)	142,020	1,582,761
Global Short Duration Credit	20,832	10,083	(10,789)	20,126	9,907	—	(297)	2,567	184,755

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       88

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
Health Sciences	129,315	305,906	(92,998)	342,223	—	$175,655	($147,405)	$98,630	$1,714,537
High Yield	11,842	8,264	(8,034)	12,072	$6,140	—	806	297	99,107
High Yield (FKA Focused High Yield)	8,657	72,940	(25,952)	55,645	9,046	—	1,430	2,841	195,870
International Core	36,093	2,793	(38,886)	—	40,775	—	(92,174)	42,111	—
International Growth	—	99,918	(2,286)	97,632	6,798	—	433	386,479	2,551,122
International Growth Opportunities	59,733	3,378	(63,111)	—	5,380	—	58,617	(33,008)	—
International Growth Stock	75,902	187,617	(58,488)	205,031	35,473	—	20,831	329,729	2,835,575
International Small Cap	107,226	40,059	(20,559)	126,726	34,827	—	(13,850)	462,560	2,692,926
International Small Company	183,347	70,531	(35,474)	218,404	48,554	—	16,987	407,632	2,692,926
International Value	113,880	6,879	(31,870)	88,889	33,959	—	(29,112)	222,307	1,490,669
International Value Equity	91,132	228,453	(17,327)	302,258	36,664	—	(11,841)	318,970	2,599,422
Mid Cap Stock	151,780	90,489	(29,916)	212,353	—	15,974	(31,907)	728,623	4,739,730
Mid Value	126,035	195,212	(25,023)	296,224	21,052	204,755	(26,334)	48,592	4,739,585
Natural Resources	99,265	107,257	(16,058)	190,464	14,756	—	(89,514)	12,387	2,104,622
Real Estate Equity	42,944	38,088	(10,661)	70,371	10,928	62,266	(19,322)	(67,565)	724,115
Real Return Bond	30,159	41,680	(15,535)	56,304	13,258	—	973	(4,802)	629,478
Redwood	95,058	14,980	(110,038)	—	—	—	(17,341)	34,525	—
Science & Technology	212,938	82,135	(162,875)	132,198	4,693	208,498	106,119	335,660	1,830,946
Short Duration Credit Opportunities	55,638	35,602	(34,477)	56,763	19,396	—	(871)	5,959	552,303
Short Term Government Income	—	77,784	(1,716)	76,068	1,759	—	(9)	1,690	723,411
Small Cap Growth	83,937	46,517	(18,092)	112,362	—	—	(43,164)	197,539	1,055,077
Small Cap Value	31,220	40,952	(9,491)	62,681	6,561	40,831	7,190	(21,884)	1,266,151
Small Company Growth	32,621	26,078	(6,750)	51,949	—	46,301	(16,414)	106,759	1,055,077
Small Company Value	22,249	12,657	(5,807)	29,099	5,030	69,234	(33,358)	53,458	844,149
Spectrum Income	39,729	25,635	(16,117)	49,247	14,678	—	2,062	5,797	535,310
Strategic Equity Allocation	3,029,572	1,196,954	(477,274)	3,749,252	746,163	3,097,900	(497,055)	3,838,016	52,452,042
Strategic Growth	132,300	56,322	(37,594)	151,028	14,412	80,331	718	431,837	2,854,420
Strategic Income Opportunities	59,652	51,175	(22,670)	88,157	22,191	—	(4,313)	24,068	963,558
Total Return	35,023	52,228	(13,861)	73,390	14,246	—	(1,086)	12,753	1,012,779
U.S. Growth (FKA U.S. Equity)	155,807	28,354	(184,161)	—	16,885	206,111	(324,855)	80,686	—
U.S. High Yield Bond	12,291	8,470	(8,205)	12,556	7,995	—	637	2,140	143,136
Value	81,236	115,737	(196,973)	—	18,715	288,456	(248,219)	14,923	—
Value Equity	73,503	81,521	(3,901)	151,123	18,256	—	4,081	196,990	1,822,538
					$1,792,853	5,457,587	($1,610,737)	$12,762,160	$144,169,491
Multimanager 2050 Lifetime Portfolio
Absolute Return Currency	364,633	201,162	(84,787)	481,008	—	—	$34,463	($95,822)	$4,579,199
Active Bond	189,036	66,737	(255,773)	—	$58,357	$2,512	(3,225)	(52,850)	—
Alpha Opportunities	1,261,373	49,259	(1,310,632)	—	67,975	—	(1,143,932)	1,132,278	—
Asia Pacific Total Return Bond	70,869	16,706	(22,188)	65,387	9,299	—	245	9,608	640,795
Blue Chip Growth	226,896	34,476	(68,177)	193,195	4,797	420,850	73,415	1,329,654	7,524,957
Bond	—	221,029	(13,285)	207,744	36,672	—	258	35,161	3,336,369
Capital Appreciation	406,719	145,526	(160,933)	391,312	7,867	799,821	(57,668)	967,523	7,278,401
Capital Appreciation Value	1,033,422	372,471	(80,582)	1,325,311	257,186	503,050	(39,829)	963,342	16,248,318
Core Bond	61,112	52,120	(24,707)	88,525	15,888	7,602	(2,885)	(11,894)	1,162,333

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       89

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
Core High Yield	26,804	896	(27,700)	—	$2,354	—	($9,122)	$8,988	—
Disciplined Value	191,138	329,133	(132,632)	387,639	54,056	—	164,875	709,270	$8,132,661
Disciplined Value International	—	80,246	(2,148)	78,098	11,409	—	336	137,992	1,059,785
Emerging Markets	851,213	291,984	(233,461)	909,736	156,466	—	(51,575)	1,823,950	10,471,064
Emerging Markets Debt	114,889	74,259	(29,766)	159,382	70,888	—	(12,558)	47,328	1,573,096
Emerging Markets Equity	795,537	295,121	(172,144)	918,514	47,160	—	150,072	1,873,862	10,471,064
Equity Income	420,012	178,089	(80,957)	517,144	223,433	$196,275	(120,830)	984,463	10,456,648
Financial Industries	341,830	100,071	(127,285)	314,616	60,399	317,550	281,111	632,760	6,201,073
Floating Rate Income	285,716	77,088	(145,850)	216,954	107,668	—	(125,000)	116,069	1,833,257
Fundamental Global Franchise	263,255	157,860	(97,277)	323,838	31,927	433,134	26,106	253,430	4,627,643
Fundamental Large Cap Core, Class NAV	—	133,360	(8,291)	125,069	—	—	12,703	629,314	6,513,596
Fundamental Large Cap Core, Class R6	—	137,156	(137,156)	—	41,807	161,539	251,950	—	—
Fundamental Large Cap Value	452,003	19,337	(471,340)	—	—	—	351,219	(372,599)	—
Global Absolute Return Strategies	518,582	88,060	(157,894)	448,748	—	—	(185,214)	343,118	4,644,540
Global Bond	20,455	10,399	(5,803)	25,051	7,732	1,060	1,113	(3,371)	321,149
Global Equity	515,753	96,071	(59,069)	552,755	106,879	—	(711)	595,009	6,655,171
Global Income	78,408	16,291	(54,958)	39,741	28,404	—	(14,880)	10,843	380,319
Global Real Estate (Deutsche)	—	201,018	(10,166)	190,852	—	—	820	42,428	1,849,357
Global Real Estate (Standard Life)	155,389	39,728	(195,117)	—	68,521	—	(48,853)	(99,205)	—
Global Shareholder Yield	452,143	136,507	(233,070)	355,580	125,313	—	(168,926)	423,932	4,035,834
Global Short Duration Credit	66,118	15,909	(30,747)	51,280	27,978	—	(13,603)	20,113	470,750
Health Sciences	410,652	777,511	(315,539)	872,624	—	530,689	(402,848)	221,999	4,371,846
High Yield	37,606	9,964	(16,808)	30,762	17,471	—	(9,841)	13,155	252,557
High Yield (FKA Focused High Yield)	27,491	158,672	(44,200)	141,963	25,271	—	3,258	9,230	499,711
International Core	114,617	5,603	(120,220)	—	124,097	—	(279,497)	127,354	—
International Growth	—	263,177	(12,366)	250,811	20,174	—	6,663	1,043,560	6,553,691
International Growth Opportunities	189,687	16,727	(206,414)	—	17,187	—	78,010	6,900	—
International Growth Stock	241,058	460,393	(178,542)	522,909	104,197	—	80,440	878,996	7,231,825
International Small Cap	340,487	71,648	(89,000)	323,135	102,114	—	13,575	1,209,775	6,866,611
International Small Company	583,597	121,304	(147,998)	556,903	142,363	—	117,221	1,048,892	6,866,611
International Value	362,032	25,205	(108,941)	278,296	109,102	—	(240,074)	837,590	4,667,024
International Value Equity	289,398	572,225	(90,904)	770,719	108,214	—	(69,291)	920,628	6,628,187
Mid Cap Stock	481,761	180,590	(120,877)	541,474	—	48,517	(77,823)	1,995,417	12,085,694
Mid Value	400,606	466,420	(111,693)	755,333	62,499	607,880	(60,276)	118,439	12,085,324
Natural Resources	339,555	201,242	(38,054)	502,743	48,072	—	(275,668)	128,876	5,555,306
Real Estate Equity	136,372	87,019	(43,955)	179,436	32,155	183,212	(47,390)	(215,742)	1,846,400
Real Return Bond	95,892	78,106	(30,353)	143,645	36,825	—	(2,281)	(11,213)	1,605,948
Redwood	301,865	22,548	(324,413)	—	—	—	(128,123)	180,001	—
Science & Technology	756,085	103,716	(522,713)	337,088	13,843	615,082	690,977	491,994	4,668,674
Short Duration Credit Opportunities	176,684	49,644	(81,741)	144,587	53,976	—	(23,305)	36,257	1,406,831

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       90

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
Short Term Government Income	—	200,788	(6,941)	193,847	$4,663	—	($70)	$4,318	$1,843,482
Small Cap Growth	266,556	91,458	(71,506)	286,508	—	—	(135,254)	570,147	2,690,310
Small Cap Value	99,431	101,274	(40,877)	159,828	19,236	$119,718	56,664	(76,110)	3,228,520
Small Company Growth	103,590	54,221	(25,349)	132,462	—	136,529	(33,150)	281,389	2,690,310
Small Company Value	70,643	26,494	(22,939)	74,198	14,806	203,792	(135,500)	194,737	2,152,470
Spectrum Income	126,226	33,932	(34,588)	125,570	40,901	—	(2,261)	20,783	1,364,951
Strategic Equity Allocation	9,620,686	1,644,654	(1,705,181)	9,560,159	2,219,725	9,215,776	(1,000,831)	9,772,733	133,746,617
Strategic Growth	420,132	108,566	(143,597)	385,101	42,759	238,336	152,475	1,021,136	7,278,401
Strategic Income Opportunities	189,398	81,216	(45,704)	224,910	61,506	—	(9,816)	59,951	2,458,265
Total Return	111,220	105,033	(29,233)	187,020	40,329	—	(3,473)	28,041	2,580,877
U.S. Growth (FKA U.S. Equity)	484,269	78,052	(562,321)	—	50,944	621,856	(1,212,187)	474,733	—
U.S. High Yield Bond	39,031	10,103	(17,124)	32,010	22,583	—	(11,108)	18,996	364,912
Value	257,973	280,900	(538,873)	—	54,926	744,996	(581,848)	9,871	—
Value Equity	233,415	176,775	(24,847)	385,343	54,134	—	35,868	546,313	4,647,235
					$5,274,507	$16,109,776	($4,156,889)	$34,423,840	$368,705,969
Multimanager 2045 Lifetime Portfolio
Absolute Return Currency	857,900	312,464	(179,022)	991,342	—	—	$44,084	($152,197)	$9,437,576
Active Bond	442,461	104,584	(547,045)	—	$130,485	$5,589	10,479	(137,928)	—
Alpha Opportunities	2,967,730	49,429	(3,017,159)	—	138,088	—	12,597	(81,368)	—
Asia Pacific Total Return Bond	166,739	16,861	(45,111)	138,489	20,878	—	(428)	20,086	1,357,190
Blue Chip Growth	533,835	40,860	(165,482)	409,213	10,853	952,122	1,171,943	1,855,449	15,938,829
Bond	—	456,680	(28,136)	428,544	78,055	—	538	74,542	6,882,423
Capital Appreciation	950,527	263,716	(385,353)	828,890	17,696	1,799,180	283,005	1,626,300	15,417,349
Capital Appreciation Value	2,562,693	672,714	(428,089)	2,807,318	626,078	1,224,592	14,885	1,950,869	34,417,723
Core Bond	143,783	88,237	(47,085)	184,935	35,149	16,983	(3,769)	(31,934)	2,428,200
Core High Yield	63,063	938	(64,001)	—	5,466	—	(27,995)	27,707	—
Disciplined Value	449,705	684,700	(313,258)	821,147	122,108	—	248,005	1,713,485	17,227,654
Disciplined Value International	—	176,189	(10,760)	165,429	25,769	—	540	299,850	2,244,872
Emerging Markets	2,001,884	512,524	(587,375)	1,927,033	341,674	—	204,648	3,635,725	22,180,154
Emerging Markets Debt	270,309	126,399	(61,204)	335,504	156,088	—	(26,931)	96,216	3,311,421
Emerging Markets Equity	1,945,722	475,277	(475,371)	1,945,628	104,099	—	39,449	4,308,303	22,180,154
Equity Income	988,194	312,678	(205,441)	1,095,431	497,797	442,615	(229,287)	2,134,227	22,149,617
Financial Industries	824,786	142,679	(305,306)	662,159	136,370	716,963	426,994	1,594,852	13,051,158
Floating Rate Income	706,817	108,896	(356,294)	459,419	240,114	—	(254,546)	242,575	3,882,094
Fundamental Global Franchise	608,257	286,319	(208,557)	686,019	71,204	965,983	56,216	511,285	9,803,210
Fundamental Large Cap Core, Class NAV	—	286,955	(22,030)	264,925	—	—	51,154	1,335,224	13,797,313
Fundamental Large Cap Core, Class R6	—	309,442	(309,442)	—	94,421	364,837	565,754	—	—
Fundamental Large Cap Value	1,063,462	21,493	(1,084,955)	—	—	—	2,057,597	(2,111,380)	—
Global Absolute Return Strategies	1,220,107	86,680	(364,898)	941,889	—	—	(348,027)	694,264	9,748,555
Global Bond	47,897	15,916	(11,036)	52,777	17,254	2,366	729	(7,650)	676,595
Global Equity	1,213,451	97,878	(141,091)	1,170,238	241,914	—	13,401	1,278,918	14,089,661
Global Income	184,393	17,227	(118,221)	83,399	62,891	—	(48,800)	38,645	798,133

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       91

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
Global Real Estate (Deutsche)	—	418,579	(14,310)	404,269	—	—	$634	$90,516	$3,917,369
Global Real Estate (Standard Life)	365,595	58,428	(424,023)	—	$151,671	—	(109,254)	(232,015)	—
Global Shareholder Yield	1,061,317	92,768	(400,883)	753,202	272,130	—	(22,698)	540,993	8,548,838
Global Short Duration Credit	155,561	16,823	(65,092)	107,292	61,779	—	(55,913)	70,486	984,943
Health Sciences	962,039	1,609,341	(722,959)	1,848,421	—	$1,178,462	(925,488)	509,943	9,260,588
High Yield	88,479	13,092	(36,405)	65,166	39,041	—	46,207	(38,855)	535,017
High Yield (FKA Focused High Yield)	64,679	332,354	(96,743)	300,290	55,443	—	3,286	24,614	1,057,022
International Core	269,211	12,747	(281,958)	—	284,745	—	645,592	(991,164)	—
International Growth	—	570,811	(39,352)	531,459	45,293	—	33,823	2,229,088	13,887,019
International Growth Opportunities	446,290	5,571	(451,861)	—	36,659	—	12,302	175,170	—
International Growth Stock	564,367	908,144	(364,869)	1,107,642	233,481	—	271,716	1,800,840	15,318,690
International Small Cap	800,826	84,715	(201,067)	684,474	226,524	—	262,028	2,386,309	14,545,082
International Small Company	1,362,688	123,492	(306,530)	1,179,650	315,542	—	362,275	2,176,457	14,545,082
International Value	847,361	34,923	(271,806)	610,478	237,368	—	376,670	971,917	10,237,711
International Value Equity	680,889	1,184,622	(233,266)	1,632,245	250,623	—	(56,755)	1,928,328	14,037,303
Mid Cap Stock	1,134,185	306,208	(293,425)	1,146,968	—	108,989	(90,767)	4,244,448	25,600,315
Mid Value	942,538	891,673	(246,270)	1,587,941	141,196	1,373,307	(63,568)	183,074	25,407,059
Natural Resources	957,527	231,253	(132,847)	1,055,933	112,361	—	(758,076)	561,095	11,668,058
Real Estate Equity	320,852	132,950	(74,833)	378,969	72,322	412,078	(13,724)	(590,792)	3,899,594
Real Return Bond	225,612	135,114	(56,551)	304,175	81,584	—	(4,070)	(26,811)	3,400,672
Redwood	703,629	9,897	(713,526)	—	—	—	42,259	75,702	—
Science & Technology	1,714,410	158,044	(1,158,422)	714,032	31,290	1,390,268	2,093,307	458,585	9,889,340
Short Duration Credit Opportunities	415,698	54,738	(168,115)	302,321	118,840	—	(55,798)	83,515	2,941,581
Short Term Government Income	—	422,782	(12,948)	409,834	9,822	—	(19)	9,252	3,897,521
Small Cap Growth	626,434	148,752	(168,295)	606,891	—	—	(266,614)	1,216,319	5,698,703
Small Cap Value	233,939	193,994	(89,381)	338,552	42,557	264,856	26,202	(54,162)	6,838,757
Small Company Growth	243,725	98,237	(61,376)	280,586	—	301,369	(30,911)	572,524	5,698,703
Small Company Value	166,207	41,260	(50,299)	157,168	33,047	454,883	134,604	(8,226)	4,559,432
Spectrum Income	296,835	38,001	(69,130)	265,706	90,138	—	5,263	32,412	2,888,225
Strategic Equity Allocation	22,635,271	2,234,795	(4,619,478)	20,250,588	5,009,672	20,798,997	4,438,562	14,160,356	283,305,722
Strategic Growth	985,580	198,434	(368,281)	815,733	96,679	538,885	683,914	1,847,315	15,417,349
Strategic Income Opportunities	445,686	114,302	(84,117)	475,871	135,078	—	(9,141)	113,265	5,201,268
Total Return	261,675	186,292	(57,184)	390,783	90,573	—	(6,516)	52,746	5,392,807
U.S. Growth (FKA U.S. Equity)	1,150,284	175,910	(1,326,194)	—	120,378	1,469,402	(1,375,734)	(366,431)	—
U.S. High Yield Bond	91,832	12,825	(36,930)	67,727	50,295	—	(29,801)	46,875	772,089
Value	606,881	556,112	(1,162,993)	—	122,752	1,582,445	(302,647)	(886,991)	—
Value Equity	549,173	316,759	(49,686)	816,246	123,942	—	11,968	1,302,760	9,843,926
					$11,867,276	$36,365,171	$9,535,353	$55,585,522	$780,215,666
Multimanager 2040 Lifetime Portfolio
Absolute Return Currency	911,902	348,584	(171,400)	1,089,086	—	—	$41,225	($154,573)	$10,368,094
Active Bond	469,870	113,707	(583,577)	—	$139,224	$5,918	8,618	(143,868)	—
Alpha Opportunities	3,154,919	60,874	(3,215,793)	—	145,244	—	(29,686)	(50,483)	—

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       92

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
Asia Pacific Total Return Bond	177,252	19,940	(47,920)	149,272	$22,033	—	$509	$21,156	$1,462,865
Blue Chip Growth	567,467	53,918	(175,790)	445,595	11,585	$1,016,391	981,498	2,291,242	17,355,914
Bond	—	623,332	(29,500)	593,832	103,206	—	470	100,828	9,536,943
Capital Appreciation	1,015,383	295,513	(409,429)	901,467	18,963	1,927,944	265,838	1,804,889	16,767,291
Capital Appreciation Value	2,714,778	721,668	(404,262)	3,032,184	664,447	1,299,641	(7,708)	2,113,761	37,174,572
Core Bond	152,911	152,576	(53,046)	252,441	40,973	17,979	(5,037)	(24,327)	3,314,552
Core High Yield	67,127	1,219	(68,346)	—	5,832	—	(37,233)	36,899	—
Disciplined Value	478,059	730,220	(320,915)	887,364	128,941	—	250,411	1,854,721	18,616,886
Disciplined Value International	—	189,072	(10,392)	178,680	27,594	—	523	322,210	2,424,686
Emerging Markets	2,137,248	504,882	(561,296)	2,080,834	365,036	—	143,068	3,962,385	23,950,402
Emerging Markets Debt	287,352	138,293	(63,952)	361,693	167,085	—	(29,274)	104,381	3,569,917
Emerging Markets Equity	2,070,135	476,047	(448,862)	2,097,320	111,005	—	(18,674)	4,675,090	23,909,453
Equity Income	1,050,499	342,214	(211,409)	1,181,304	533,403	473,267	(250,915)	2,304,461	23,885,970
Financial Industries	876,788	164,727	(328,251)	713,264	144,715	760,838	471,718	1,719,994	14,058,435
Floating Rate Income	750,827	141,971	(396,493)	496,305	257,395	—	(277,414)	263,943	4,193,779
Fundamental Global Franchise	647,067	319,886	(226,043)	740,910	75,910	1,029,828	56,920	562,022	10,587,598
Fundamental Large Cap Core, Class NAV	—	309,366	(23,220)	286,146	—	—	52,744	1,442,175	14,902,474
Fundamental Large Cap Core, Class R6	—	331,541	(331,541)	—	100,394	387,916	615,108	—	—
Fundamental Large Cap Value	1,130,449	26,786	(1,157,235)	—	—	—	2,125,124	(2,185,042)	—
Global Absolute Return Strategies	1,296,950	115,096	(396,149)	1,015,897	—	—	(392,537)	753,583	10,514,532
Global Bond	51,096	17,875	(12,020)	56,951	18,168	2,492	(88)	(6,830)	730,117
Global Equity	1,289,958	111,436	(140,112)	1,261,282	258,532	—	9,137	1,381,473	15,185,836
Global Income	196,108	23,213	(129,349)	89,972	67,399	—	(59,243)	48,431	861,032
Global Real Estate (Deutsche)	—	448,306	(12,369)	435,937	—	—	1,229	96,698	4,224,229
Global Real Estate (Standard Life)	388,646	73,646	(462,292)	—	163,294	—	(112,253)	(249,533)	—
Global Shareholder Yield	1,135,541	97,430	(419,595)	813,376	294,550	—	(80,240)	645,735	9,231,822
Global Short Duration Credit	165,462	21,188	(70,736)	115,914	66,221	—	(62,959)	78,684	1,064,090
Health Sciences	1,026,452	1,721,412	(789,704)	1,958,160	—	1,290,041	(1,047,818)	563,526	9,810,379
High Yield	94,057	14,626	(38,493)	70,190	41,817	—	38,254	(30,354)	576,261
High Yield (FKA Focused High Yield)	68,757	354,819	(99,978)	323,598	59,425	—	3,363	26,615	1,139,066
International Core	286,699	14,217	(300,916)	—	304,078	—	615,270	(984,520)	—
International Growth	—	619,573	(46,935)	572,638	48,967	—	28,432	2,401,212	14,963,018
International Growth Opportunities	474,429	3,805	(478,234)	—	38,609	—	5,901	190,885	—
International Growth Stock	602,772	993,894	(400,547)	1,196,119	249,502	—	283,901	1,949,858	16,542,329
International Small Cap	851,645	106,000	(218,344)	739,301	242,848	—	249,080	2,600,147	15,710,138
International Small Company	1,459,728	152,469	(338,058)	1,274,139	338,677	—	327,223	2,399,949	15,710,138
International Value	904,542	34,019	(287,032)	651,529	245,581	—	258,233	1,151,543	10,926,137
International Value Equity	723,819	1,309,639	(272,193)	1,761,265	267,495	—	(81,858)	2,091,964	15,146,875
Mid Cap Stock	1,208,971	335,805	(305,937)	1,238,839	—	116,925	(87,521)	4,566,645	27,650,892
Mid Value	1,001,964	969,936	(255,600)	1,716,300	150,511	1,463,906	(56,126)	197,165	27,460,794

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       93

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
Natural Resources	961,467	305,524	(126,041)	1,140,950	$118,961	—	($701,913)	$453,502	$12,607,501
Real Estate Equity	341,150	153,597	(86,604)	408,143	77,098	$439,292	(16,718)	(623,584)	4,199,794
Real Return Bond	239,911	147,367	(59,831)	327,447	87,065	—	(3,896)	(28,041)	3,660,860
Redwood	747,992	20,362	(768,354)	—	—	—	22,756	103,274	—
Science & Technology	1,823,362	170,539	(1,235,560)	758,341	33,529	1,489,761	2,250,928	500,263	10,503,026
Short Duration Credit Opportunities	441,907	66,406	(181,279)	327,034	127,351	—	(61,520)	91,413	3,182,045
Short Term Government Income	—	908,638	(25,850)	882,788	21,215	—	(110)	19,841	8,395,310
Small Cap Growth	665,403	147,934	(157,835)	655,502	—	—	(253,614)	1,279,320	6,155,167
Small Cap Value	248,107	212,600	(95,037)	365,670	45,305	281,960	30,490	(50,774)	7,386,539
Small Company Growth	259,092	100,890	(56,921)	303,061	—	325,903	(33,701)	617,380	6,155,167
Small Company Value	176,716	46,853	(53,812)	169,757	35,183	484,278	99,896	45,571	4,924,641
Spectrum Income	315,628	43,689	(72,922)	286,395	96,535	—	2,934	38,158	3,113,111
Strategic Equity Allocation	24,061,833	2,509,188	(5,303,189)	21,267,832	5,326,043	22,112,494	3,982,506	15,967,549	297,536,965
Strategic Growth	1,050,592	216,133	(379,522)	887,203	102,755	572,754	562,824	2,172,396	16,768,137
Strategic Income Opportunities	473,865	127,708	(89,684)	511,889	144,740	—	(10,316)	122,706	5,594,946
Total Return	278,173	317,352	(62,354)	533,171	100,428	—	(6,748)	92,183	7,357,764
U.S. Growth (FKA U.S. Equity)	1,222,174	189,349	(1,411,523)	—	128,393	1,567,241	(1,517,850)	(341,158)	—
U.S. High Yield Bond	97,622	14,300	(38,935)	72,987	53,848	—	(34,463)	52,840	832,057
Value	645,222	603,577	(1,248,799)	—	130,747	1,699,137	(415,591)	(858,169)	—
Value Equity	583,797	343,098	(45,268)	881,627	132,577	—	11,034	1,397,410	10,632,421
					$12,680,432	$38,765,906	$8,104,141	$61,946,820	$842,532,967
Multimanager 2035 Lifetime Portfolio
Absolute Return Currency	1,202,354	583,514	(211,012)	1,574,856	—	—	$11,884	($212,077)	$14,992,630
Active Bond	1,066,482	570,482	(1,636,964)	—	$368,437	$16,764	78,996	(357,909)	—
Alpha Opportunities	3,929,497	92,674	(4,022,171)	—	197,246	—	125,408	(192,125)	—
Asia Pacific Total Return Bond	315,051	175,763	(78,139)	412,675	62,958	—	(4,369)	100,323	4,044,215
Blue Chip Growth	689,206	57,752	(209,683)	537,275	13,812	1,211,709	1,414,827	2,486,327	20,926,843
Bond	—	1,321,215	(76,226)	1,244,989	228,344	—	1,828	217,819	19,994,521
Capital Appreciation	1,227,616	345,031	(482,870)	1,089,777	22,644	2,302,213	312,480	2,157,074	20,269,851
Capital Appreciation Value	3,451,904	934,111	(673,574)	3,712,441	818,005	1,599,996	49,946	2,571,768	45,514,525
Core Bond	350,021	322,819	(144,593)	528,247	98,328	51,050	(9,836)	(58,083)	6,935,882
Core High Yield	133,121	2,097	(135,218)	—	11,618	—	(114,258)	113,622	—
Disciplined Value	581,363	798,914	(334,493)	1,045,784	179,761	—	274,655	2,275,284	21,940,548
Disciplined Value International	—	166,729	(11,597)	155,132	26,881	—	1,877	289,605	2,105,143
Emerging Markets	2,537,855	561,770	(771,553)	2,328,072	428,001	—	267,794	4,297,387	26,796,112
Emerging Markets Debt	510,621	625,987	(162,763)	973,845	430,367	—	(75,907)	433,417	9,611,854
Emerging Markets Equity	2,471,666	499,966	(623,045)	2,348,587	129,907	—	(174,550)	5,343,045	26,773,890
Equity Income	1,276,164	404,054	(286,572)	1,393,646	639,632	564,955	(206,533)	2,697,967	28,179,528
Financial Industries	1,061,260	183,604	(387,091)	857,773	174,682	918,393	688,053	2,027,161	16,906,702
Floating Rate Income	1,118,720	800,399	(447,648)	1,471,471	620,136	—	(383,120)	282,575	12,433,932
Fundamental Global Franchise	759,687	435,040	(291,831)	902,896	95,085	1,289,962	60,245	709,286	12,902,384
Fundamental Large Cap Core, Class NAV	—	367,765	(32,025)	335,740	—	—	79,917	1,692,131	17,485,355
Fundamental Large Cap Core, Class R6	—	405,576	(405,576)	—	118,954	459,630	760,575	—	—

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       94

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
Fundamental Large Cap Value	1,374,824	37,857	(1,412,681)	—	—	—	$2,578,698	($2,645,612)	—
Global Absolute Return Strategies	1,709,934	292,983	(524,940)	1,477,977	—	—	(526,061)	1,076,572	$15,297,059
Global Bond	94,920	94,986	(31,802)	158,104	$52,356	$7,180	(6,001)	26,625	2,026,890
Global Equity	1,579,387	126,992	(163,731)	1,542,648	322,018	—	39,470	1,675,959	18,573,478
Global Income	425,474	205,601	(373,944)	257,131	172,849	—	(123,284)	116,591	2,460,748
Global Real Estate (Deutsche)	—	553,707	(19,542)	534,165	—	—	2,560	119,381	5,176,063
Global Real Estate (Standard Life)	474,844	80,832	(555,676)	—	195,162	—	(140,283)	(305,372)	—
Global Shareholder Yield	1,366,428	107,235	(480,804)	992,859	356,359	—	(20,178)	699,997	11,268,955
Global Short Duration Credit	361,586	109,893	(151,984)	319,495	166,648	—	(134,774)	171,846	2,932,962
Health Sciences	1,226,249	1,904,685	(972,395)	2,158,539	—	1,528,403	(1,278,194)	697,664	10,814,278
High Yield	197,115	127,756	(125,091)	199,780	101,261	—	12,310	10,821	1,640,191
High Yield (FKA Focused High Yield)	97,169	1,215,002	(392,894)	919,277	156,555	—	7,691	75,092	3,235,855
International Core	339,172	17,107	(356,279)	—	363,868	—	828,349	(1,270,623)	—
International Growth	—	736,838	(59,330)	677,508	57,485	—	34,375	2,816,880	17,703,276
International Growth Opportunities	562,941	10,342	(573,283)	—	47,659	—	19,651	223,413	—
International Growth Stock	711,583	1,177,549	(525,427)	1,363,705	299,734	—	366,918	2,218,725	18,860,034
International Small Cap	1,009,360	110,693	(260,433)	859,620	292,613	—	352,539	2,955,513	18,266,931
International Small Company	1,721,349	168,028	(407,874)	1,481,503	408,106	—	485,132	2,698,695	18,266,931
International Value	1,068,086	40,810	(295,812)	813,084	333,860	—	469,207	1,344,038	13,635,419
International Value Equity	862,819	1,555,990	(369,633)	2,049,176	323,169	—	(48,790)	2,409,245	17,622,909
Mid Cap Stock	1,449,961	330,325	(333,242)	1,447,044	—	139,115	(53,365)	5,347,119	32,298,020
Mid Value	1,207,245	1,145,427	(341,531)	2,011,141	176,084	1,712,635	(12,544)	230,158	32,178,257
Natural Resources	1,235,210	304,670	(208,995)	1,330,885	138,449	—	(1,123,015)	918,229	14,706,276
Real Estate Equity	416,614	198,956	(114,833)	500,737	96,399	549,266	(22,137)	(765,142)	5,152,583
Real Return Bond	1,039,859	371,030	(505,101)	905,788	282,152	—	43,812	(172,669)	10,126,710
Redwood	879,459	19,748	(899,207)	—	—	—	58,892	89,644	—
Science & Technology	2,151,973	233,515	(1,533,942)	851,546	39,216	1,742,425	2,816,769	419,508	11,793,910
Short Duration Credit Opportunities	1,043,434	395,309	(536,350)	902,393	337,668	—	(183,298)	275,387	8,780,280
Short Term Government Income	—	1,139,633	(33,319)	1,106,314	26,933	—	5	24,917	10,521,043
Small Cap Growth	783,803	170,920	(226,928)	727,795	—	—	(378,001)	1,528,252	6,833,994
Small Cap Value	293,858	227,714	(115,624)	405,948	51,655	321,478	41,176	(49,799)	8,200,153
Small Company Growth	306,311	120,297	(90,124)	336,484	—	369,288	(41,856)	698,462	6,833,994
Small Company Value	208,903	51,399	(71,858)	188,444	39,727	546,820	233,599	(51,236)	5,466,769
Spectrum Income	741,490	279,714	(232,037)	789,167	255,512	—	(4,242)	150,695	8,578,245
Strategic Equity Allocation	29,075,813	3,095,070	(7,347,106)	24,823,777	6,297,775	26,146,897	11,155,941	12,746,075	347,284,645
Strategic Growth	1,269,080	259,640	(456,241)	1,072,479	122,098	680,570	848,588	2,431,622	20,269,851
Strategic Income Opportunities	1,113,979	541,574	(244,698)	1,410,855	385,401	1,864,099	(36,888)	374,292	15,420,645
Total Return	637,016	666,905	(180,377)	1,123,544	251,955	—	(29,369)	241,444	15,504,905
U.S. Growth (FKA U.S. Equity)	1,449,462	223,840	(1,673,302)	—	152,713	—	(1,635,909)	(574,148)	—
U.S. High Yield Bond	208,605	127,887	(128,985)	207,507	132,412	—	(77,904)	132,668	2,365,575
Value	777,349	720,316	(1,497,665)	—	153,398	2,000,807	(301,971)	(1,185,828)	—
Value Equity	710,024	391,421	(62,851)	1,038,594	161,662	—	18,995	1,680,142	12,525,439

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       95

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
					$17,415,709	$46,023,655	$17,396,525	$66,479,839	$1,060,437,188
Multimanager 2030 Lifetime Portfolio
Absolute Return Currency	1,973,499	1,023,992	(714,704)	2,282,787	—	—	($70,610)	($214,468)	$21,732,136
Active Bond	2,046,266	1,229,653	(3,275,919)	—	$744,740	$34,102	76,491	(639,671)	—
Alpha Opportunities	4,814,815	93,247	(4,908,062)	—	214,988	—	(705,627)	579,328	—
Asia Pacific Total Return Bond	775,118	210,543	(133,787)	851,874	127,139	—	(63,916)	234,492	8,348,370
Blue Chip Growth	804,752	61,485	(280,119)	586,118	15,110	1,325,656	2,594,424	1,738,332	22,829,280
Bond	—	2,644,427	—	2,644,427	434,388	—	—	426,068	42,469,503
Capital Appreciation	1,436,814	372,810	(620,940)	1,188,684	24,782	2,519,613	888,528	1,843,443	22,109,519
Capital Appreciation Value	3,912,689	1,313,289	(735,543)	4,490,435	981,019	1,918,847	57,486	3,097,742	55,052,727
Core Bond	653,313	539,359	(135,417)	1,057,255	190,380	103,783	(13,858)	(125,052)	13,881,753
Core High Yield	417,691	6,771	(424,462)	—	36,468	—	(411,472)	409,535	—
Disciplined Value	679,907	1,040,850	(583,786)	1,136,971	166,151	—	700,393	2,054,565	23,853,654
Disciplined Value International	—	222,456	(10,483)	211,973	35,154	—	387	390,751	2,876,474
Emerging Markets	2,414,160	544,375	(692,587)	2,265,948	392,082	—	398,737	3,944,686	26,081,058
Emerging Markets Debt	1,258,114	1,077,363	(292,083)	2,043,394	912,418	—	(141,362)	765,352	20,168,301
Emerging Markets Equity	2,367,043	474,822	(554,053)	2,287,812	120,922	—	(261,675)	5,160,910	26,081,058
Equity Income	1,490,660	386,614	(367,644)	1,509,630	713,372	618,632	(95,326)	2,931,717	30,524,720
Financial Industries	1,162,907	168,842	(382,996)	948,753	192,166	1,010,311	739,531	2,249,134	18,699,928
Floating Rate Income	2,860,201	851,420	(841,974)	2,869,647	1,330,695	—	(746,083)	585,776	24,248,518
Fundamental Global Franchise	668,930	778,433	(338,814)	1,108,549	113,718	1,542,737	169,829	1,008,948	15,841,171
Fundamental Large Cap Core, Class NAV	—	429,647	(42,753)	386,894	—	—	127,715	1,949,947	20,149,455
Fundamental Large Cap Core, Class R6	—	475,905	(475,905)	—	138,137	533,753	901,063	—	—
Fundamental Large Cap Value	1,607,879	41,978	(1,649,857)	—	—	—	2,956,569	(3,035,114)	—
Global Absolute Return Strategies	2,806,751	660,470	(1,410,534)	2,056,687	—	—	(1,347,223)	2,281,999	21,286,709
Global Bond	247,412	133,596	(54,908)	326,100	104,728	14,363	(537)	2,142	4,180,599
Global Equity	2,139,898	86,638	(377,550)	1,848,986	415,012	—	127,083	1,958,282	22,261,792
Global Income	1,066,476	110,524	(655,467)	521,533	378,919	—	(428,072)	372,852	4,991,073
Global Real Estate (Deutsche)	—	656,434	(12,096)	644,338	—	—	22	143,928	6,243,635
Global Real Estate (Standard Life)	556,992	92,836	(649,828)	—	229,051	—	(159,945)	(362,500)	—
Global Shareholder Yield	1,430,404	299,550	(603,648)	1,126,306	400,727	—	372,985	490,444	12,783,571
Global Short Duration Credit	916,172	137,728	(390,972)	662,928	370,205	—	(378,286)	459,694	6,085,682
Health Sciences	1,378,454	2,108,932	(1,297,779)	2,189,607	—	1,725,868	(1,659,249)	889,245	10,969,930
High Yield	554,140	74,561	(223,920)	404,781	237,438	—	21,808	16,238	3,323,253
High Yield (FKA Focused High Yield)	203,975	1,917,195	(255,341)	1,865,829	330,836	—	12,045	150,810	6,567,717
International Core	323,119	14,610	(337,729)	—	347,659	—	1,123,940	(1,548,195)	—
International Growth	—	769,704	(67,033)	702,671	67,615	—	25,796	3,054,416	18,360,780
International Growth Opportunities	535,978	9,341	(545,319)	—	44,468	—	(39,521)	262,173	—
International Growth Stock	691,959	1,335,528	(455,031)	1,572,456	318,153	—	289,444	2,640,642	21,747,068
International Small Cap	1,011,283	158,953	(267,107)	903,129	306,029	—	435,861	3,110,142	19,191,482

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       96

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
International Small Company	1,723,660	229,991	(395,253)	1,558,398	$427,148	—	$483,387	$2,900,583	$19,215,051
International Value	1,014,902	31,681	(262,632)	783,951	320,748	—	591,467	1,152,177	13,146,862
International Value Equity	841,232	1,768,362	(340,987)	2,268,607	352,214	—	(212)	2,596,220	19,510,019
Mid Cap Stock	1,540,909	353,837	(340,769)	1,553,977	—	$153,992	71,189	5,694,049	34,684,773
Mid Value	1,281,721	1,164,421	(281,538)	2,164,604	190,073	1,848,689	(2,963)	226,930	34,633,670
Natural Resources	1,369,008	291,566	(300,460)	1,360,114	144,423	—	(1,594,797)	1,387,597	15,029,261
Real Estate Equity	487,499	218,282	(102,314)	603,467	115,784	659,723	(42,174)	(900,904)	6,209,676
Real Return Bond	2,049,301	488,092	(667,585)	1,869,808	565,581	—	(12,202)	(270,801)	20,904,454
Redwood	897,616	10,503	(908,119)	—	—	—	168,134	(16,090)	—
Science & Technology	2,400,843	216,637	(1,732,627)	884,853	41,037	1,823,358	3,229,149	220,471	12,255,218
Short Duration Credit Opportunities	2,459,963	518,919	(1,109,008)	1,869,874	719,995	—	(482,496)	655,462	18,193,876
Short Term Government Income	—	1,364,708	(31,543)	1,333,165	31,665	—	37	30,512	12,678,399
Small Cap Growth	715,915	156,173	(195,225)	676,863	—	—	(339,283)	1,412,197	6,355,748
Small Cap Value	266,710	192,704	(81,845)	377,569	47,713	296,946	31,624	(46,672)	7,626,897
Small Company Growth	278,232	103,279	(68,574)	312,937	—	341,947	(27,880)	639,631	6,355,748
Small Company Value	189,774	42,278	(56,781)	175,271	36,801	506,544	212,708	(44,940)	5,084,598
Spectrum Income	1,737,313	365,792	(470,779)	1,632,326	544,466	—	(29,434)	280,890	17,743,388
Strategic Equity Allocation	31,633,134	3,123,337	(8,054,642)	26,701,829	6,803,682	28,247,307	18,291,078	7,903,924	373,558,581
Strategic Growth	1,483,295	281,286	(594,765)	1,169,816	133,699	745,234	1,109,806	2,493,141	22,109,519
Strategic Income Opportunities	2,614,300	733,586	(425,936)	2,921,950	818,222	—	(77,567)	732,356	31,936,918
Total Return	1,253,860	1,269,042	(285,310)	2,237,592	500,478	—	(61,298)	428,423	30,878,773
U.S. Growth (FKA U.S. Equity)	1,658,416	250,038	(1,908,454)	—	173,869	2,122,343	(1,450,287)	(1,066,690)	—
U.S. High Yield Bond	494,881	68,487	(142,797)	420,571	291,280	—	(150,259)	259,651	4,794,507
Value	825,291	716,517	(1,541,808)	—	166,131	2,144,539	(185,487)	(1,403,610)	—
Value Equity	830,435	385,062	(86,874)	1,128,623	179,572	—	40,789	1,864,025	13,611,197
					$23,039,250	$50,238,287	$25,270,404	$66,407,265	$1,279,458,049
Multimanager 2025 Lifetime Portfolio
Absolute Return Currency	2,282,077	837,645	(593,293)	2,526,429	—	—	($56,661)	($229,652)	$24,051,604
Active Bond	4,592,492	1,644,938	(6,237,430)	—	$1,495,455	$67,166	(77,195)	(1,227,887)	—
Alpha Opportunities	3,062,187	42,670	(3,104,857)	—	129,257	—	2,918,285	(3,014,213)	—
Asia Pacific Total Return Bond	1,243,362	186,658	(225,398)	1,204,622	185,799	—	(106,190)	315,489	11,805,293
Blue Chip Growth	718,811	53,908	(249,661)	523,058	14,091	1,236,194	2,823,094	1,141,778	20,373,113
Bond	—	4,354,239	(69,065)	4,285,174	749,151	—	1,679	716,442	68,819,893
Capital Appreciation	1,281,559	426,384	(648,942)	1,059,001	23,107	2,349,332	1,099,057	1,370,025	19,697,415
Capital Appreciation Value	5,087,551	999,639	(1,313,715)	4,773,475	1,120,121	2,190,927	(25,723)	3,246,054	58,522,806
Core Bond	1,175,941	767,367	(224,194)	1,719,114	346,613	204,494	(21,527)	(282,905)	22,571,972
Core High Yield	573,055	7,180	(580,235)	—	50,201	—	(554,335)	551,700	—
Disciplined Value	610,996	1,342,618	(902,154)	1,051,460	107,917	—	2,321,895	164,407	22,059,633
Disciplined Value International	—	221,301	(16,706)	204,595	29,159	—	1,297	361,720	2,776,356
Emerging Markets	1,940,112	508,764	(656,115)	1,792,761	299,054	—	898,285	2,432,605	20,634,673
Emerging Markets Debt	1,795,350	1,099,027	(367,363)	2,527,014	1,111,086	—	(185,770)	758,125	24,941,620
Emerging Markets Equity	1,932,261	480,956	(603,158)	1,810,059	92,231	—	(353,831)	4,093,829	20,634,673
Equity Income	1,320,702	450,760	(377,318)	1,394,144	651,764	576,831	3,231	2,671,667	28,189,585
Financial Industries	1,123,245	198,968	(418,623)	903,590	185,827	976,989	767,407	2,152,729	17,809,765
Floating Rate Income	5,370,781	987,287	(1,582,327)	4,775,741	2,326,974	—	(1,415,323)	1,206,467	40,355,011

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       97

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
Fundamental Global Franchise	810,232	775,323	(406,965)	1,178,590	$122,996	$1,668,619	$162,266	$983,378	$16,842,046
Fundamental Large Cap Core, Class NAV	—	377,069	(37,411)	339,658	—	—	101,667	1,711,877	17,689,393
Fundamental Large Cap Core, Class R6	—	426,084	(426,084)	—	122,566	473,588	807,799	—	—
Fundamental Large Cap Value	1,445,032	26,148	(1,471,180)	—	—	—	2,934,332	(3,006,483)	—
Global Absolute Return Strategies	3,240,196	230,871	(1,185,357)	2,285,710	—	—	(1,244,587)	2,218,966	23,657,099
Global Bond	725,115	346,932	(625,145)	446,902	306,324	42,010	174,608	(424,120)	5,729,284
Global Equity	2,141,737	255,377	(432,486)	1,964,628	440,039	—	120,293	2,110,456	23,654,127
Global Income	1,911,743	157,538	(1,263,127)	806,154	620,193	—	(785,196)	631,047	7,714,889
Global Real Estate (Deutsche)	—	718,181	(37,539)	680,642	—	—	4,957	151,827	6,595,420
Global Real Estate (Standard Life)	712,788	109,040	(821,828)	—	289,253	—	(195,645)	(476,390)	—
Global Shareholder Yield	1,707,628	72,628	(813,255)	967,001	379,043	—	772,075	(165,961)	10,975,463
Global Short Duration Credit	1,524,343	152,391	(646,389)	1,030,345	594,182	—	(639,423)	769,659	9,458,568
Health Sciences	1,300,532	2,522,669	(1,848,282)	1,974,919	—	1,614,379	(1,491,350)	512,555	9,894,344
High Yield	772,998	86,330	(231,914)	627,414	359,791	—	(55,767)	131,578	5,151,070
High Yield (FKA Focused High Yield)	352,113	3,162,326	(622,420)	2,892,019	519,704	—	23,286	248,404	10,179,908
International Core	287,002	13,109	(300,111)	—	310,519	—	1,088,280	(1,467,504)	—
International Growth	—	687,898	(71,438)	616,460	52,954	—	37,280	2,568,051	16,108,095
International Growth Opportunities	475,782	7,786	(483,568)	—	40,534	—	(53,294)	253,029	—
International Growth Stock	622,157	1,156,699	(512,700)	1,266,156	258,446	—	315,838	2,080,920	17,510,932
International Small Cap	870,732	141,155	(256,246)	755,641	259,696	—	404,631	2,543,879	16,057,364
International Small Company	1,490,405	210,854	(399,069)	1,302,190	362,477	—	535,073	2,292,416	16,056,002
International Value	902,813	25,579	(354,731)	573,661	218,359	—	918,881	325,477	9,620,288
International Value Equity	761,179	1,493,599	(358,844)	1,895,934	291,775	—	53,639	2,104,324	16,305,037
Mid Cap Stock	1,372,793	322,846	(331,269)	1,364,370	—	146,789	328,079	4,848,246	30,452,729
Mid Value	1,140,974	1,112,865	(357,293)	1,896,546	171,789	1,670,855	27,704	163,750	30,344,741
Natural Resources	1,412,381	211,028	(415,879)	1,207,530	127,126	—	(2,185,068)	2,044,538	13,343,210
Real Estate Equity	521,631	269,283	(151,477)	639,437	124,246	707,939	(28,507)	(969,219)	6,579,811
Real Return Bond	2,953,768	1,126,700	(892,037)	3,188,431	817,561	—	(97,477)	(267,976)	35,646,661
Redwood	1,031,690	15,560	(1,047,250)	—	—	—	204,470	(29,980)	—
Science & Technology	2,190,531	230,510	(1,608,287)	812,754	40,325	1,791,738	3,159,491	150,320	11,256,639
Short Duration Credit Opportunities	4,304,752	688,547	(1,786,592)	3,206,707	1,254,108	—	(898,485)	1,196,397	31,201,258
Short Term Government Income	—	733,064	(24,037)	709,027	17,197	—	(93)	15,892	6,742,851
Small Cap Growth	602,112	218,655	(212,305)	608,462	—	—	(329,493)	1,292,931	5,713,463
Small Cap Value	225,017	200,314	(85,904)	339,427	43,290	269,416	38,176	(48,499)	6,856,428
Small Company Growth	234,759	119,689	(73,135)	281,313	—	312,149	(25,782)	572,751	5,713,463
Small Company Value	160,117	50,054	(52,622)	157,549	33,592	462,374	136,219	5,695	4,570,498
Spectrum Income	2,997,329	466,411	(668,585)	2,795,155	945,520	—	(112,898)	542,653	30,383,336
Strategic Equity Allocation	29,586,391	2,920,319	(7,593,763)	24,912,947	6,283,540	26,087,787	17,418,530	6,501,390	348,532,128
Strategic Growth	1,327,643	327,644	(613,096)	1,042,191	124,663	694,869	1,428,490	1,881,974	19,697,415
Strategic Income Opportunities	4,534,783	1,208,359	(739,547)	5,003,595	1,422,476	—	(149,480)	1,281,511	54,689,289

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       98

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
Total Return	2,672,168	1,539,474	(548,312)	3,663,330	$987,090	—	($132,324)	$545,975	$50,553,961
U.S. Growth (FKA U.S. Equity)	2,143,430	323,314	(2,466,744)	—	224,984	$2,746,276	(1,934,408)	(1,322,508)	—
U.S. High Yield Bond	756,851	80,719	(185,801)	651,769	458,519	—	(169,304)	346,857	7,430,172
Value	734,668	682,655	(1,417,323)	—	148,646	1,887,812	(210,903)	(1,174,406)	—
Value Equity	746,193	485,298	(190,341)	1,041,150	150,518	—	91,673	1,619,542	12,556,268
					$27,841,848	$48,178,533	$28,585,928	$51,723,599	$1,354,707,062
Multimanager 2020 Lifetime Portfolio
Absolute Return Currency	1,837,957	577,561	(279,661)	2,135,857	—	—	$34,702	($246,940)	$20,333,355
Active Bond	5,738,265	1,066,240	(6,804,505)	—	$1,704,571	$74,299	(88,101)	(1,572,888)	—
Alpha Opportunities	1,012,560	4,483	(1,017,043)	—	49,490	—	2,273,575	(2,295,648)	—
Asia Pacific Total Return Bond	1,229,424	167,378	(213,201)	1,183,601	190,610	—	(98,102)	309,033	11,599,288
Blue Chip Growth	419,314	47,288	(153,653)	312,949	8,637	757,731	1,856,663	506,113	12,189,364
Bond	—	4,363,885	(104,946)	4,258,939	793,434	—	5,716	738,754	68,398,567
Capital Appreciation	748,042	288,941	(401,109)	635,874	14,160	1,439,684	675,961	779,892	11,827,264
Capital Appreciation Value	3,882,449	459,103	(810,699)	3,530,853	793,714	1,552,483	340,583	2,065,112	43,288,263
Core Bond	1,345,627	1,322,211	(311,599)	2,356,239	488,015	315,435	(36,301)	(311,752)	30,937,413
Core High Yield	607,536	6,228	(613,764)	—	53,269	—	(639,437)	636,646	—
Disciplined Value	360,614	650,375	(401,808)	609,181	100,730	—	595,372	1,057,827	12,780,628
Disciplined Value International	—	48,083	(8,971)	39,112	—	—	10,546	51,238	530,749
Emerging Markets	1,039,159	275,436	(451,827)	862,768	144,024	—	1,247,751	310,433	9,930,458
Emerging Markets Debt	1,576,011	986,212	(324,407)	2,237,816	956,919	—	(143,688)	608,878	22,087,244
Emerging Markets Equity	1,041,029	259,570	(429,506)	871,093	43,423	—	(286,915)	2,029,570	9,930,458
Equity Income	760,162	297,988	(246,844)	811,306	389,450	353,082	217,800	1,413,919	16,404,600
Financial Industries	753,834	94,904	(340,829)	507,909	109,399	575,166	766,173	1,097,023	10,010,879
Floating Rate Income	5,817,527	668,649	(1,934,390)	4,551,786	2,419,952	—	(1,692,831)	1,517,204	38,462,588
Fundamental Global Franchise	583,485	644,184	(318,853)	908,816	94,361	1,280,139	64,127	805,366	12,986,975
Fundamental Large Cap Core, Class NAV	—	215,417	(27,254)	188,163	—	—	85,231	948,339	9,799,506
Fundamental Large Cap Core, Class R6	—	252,601	(252,601)	—	71,570	276,541	479,266	—	—
Fundamental Large Cap Value	852,833	386	(853,219)	—	—	—	1,999,518	(2,042,599)	—
Global Absolute Return Strategies	2,613,860	130,734	(731,487)	2,013,107	—	—	(793,654)	1,568,147	20,835,652
Global Bond	1,004,517	380,393	(869,674)	515,236	394,957	54,166	268,025	(677,424)	6,605,328
Global Equity	1,551,757	274,948	(385,426)	1,441,279	338,688	—	156,892	1,551,797	17,353,003
Global Income	1,857,952	156,752	(1,242,216)	772,488	610,494	—	(792,768)	653,208	7,392,706
Global Real Estate (Deutsche)	—	524,173	(30,808)	493,365	—	—	(194)	115,030	4,780,707
Global Real Estate (Standard Life)	672,260	102,063	(774,323)	—	269,514	—	(173,198)	(455,048)	—
Global Shareholder Yield	1,185,270	100,981	(504,320)	781,931	300,069	—	483,359	79,802	8,874,912
Global Short Duration Credit	1,594,450	77,263	(680,684)	991,029	600,533	—	(690,985)	822,086	9,097,648
Health Sciences	821,364	1,219,806	(1,145,549)	895,621	—	1,009,213	(936,857)	308,329	4,487,059
High Yield	806,029	115,651	(325,301)	596,379	364,256	—	115,226	(40,668)	4,896,271
High Yield (FKA Focused High Yield)	368,775	3,282,418	(907,626)	2,743,567	517,066	—	31,852	239,236	9,657,357
International Core	190,101	8,291	(198,392)	—	205,709	—	782,641	(1,033,956)	—
International Growth	—	381,965	(65,145)	316,820	24,213	—	49,099	1,342,568	8,278,515

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       99

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
International Growth Opportunities	315,235	3,234	(318,469)	—	$26,750	—	($59,379)	$191,203	—
International Growth Stock	413,730	529,018	(313,945)	628,803	134,926	—	186,445	947,573	$8,696,343
International Small Cap	507,426	53,807	(162,171)	399,062	144,945	—	320,484	1,264,206	8,480,075
International Small Company	862,271	93,392	(267,903)	687,760	202,154	—	547,169	989,259	8,480,075
International Value	598,667	69,332	(199,466)	468,533	184,107	—	407,691	612,611	7,857,300
International Value Equity	507,333	724,007	(278,161)	953,179	157,078	—	68,573	1,062,704	8,197,340
Mid Cap Stock	809,353	208,002	(244,113)	773,242	—	$88,742	421,040	2,631,266	17,258,758
Mid Value	669,311	675,965	(266,604)	1,078,672	101,913	991,227	62,802	49,410	17,258,758
Natural Resources	1,151,189	111,928	(580,552)	682,565	74,789	—	(3,157,040)	3,109,867	7,542,345
Real Estate Equity	394,057	217,464	(146,924)	464,597	94,228	536,900	(18,765)	(730,438)	4,780,707
Real Return Bond	2,813,522	1,123,048	(749,656)	3,186,914	787,401	—	(100,385)	(237,987)	35,629,697
Redwood	757,215	8,129	(765,344)	—	—	—	188,851	(60,323)	—
Science & Technology	1,530,679	133,539	(1,290,389)	373,829	24,240	1,077,038	2,610,249	(694,342)	5,177,528
Short Duration Credit Opportunities	4,705,486	455,772	(2,009,531)	3,151,727	1,296,298	—	(1,064,382)	1,345,479	30,666,303
Short Term Government Income	—	537,229	(18,431)	518,798	12,780	—	90	11,850	4,933,768
Small Cap Growth	382,858	130,764	(163,392)	350,230	—	—	73,864	508,400	3,288,658
Small Cap Value	142,649	109,492	(56,775)	195,366	26,182	162,945	26,311	(18,456)	3,946,390
Small Company Growth	149,209	67,866	(55,152)	161,923	—	189,620	(71,188)	399,565	3,288,658
Small Company Value	101,798	23,930	(35,038)	90,690	20,331	279,847	220,140	(127,584)	2,630,926
Spectrum Income	3,243,405	335,512	(843,150)	2,735,767	975,621	—	(93,526)	479,465	29,737,792
Strategic Equity Allocation	18,813,199	1,800,767	(5,955,256)	14,658,710	3,957,193	16,429,341	15,114,567	(585,192)	205,075,357
Strategic Growth	773,380	224,781	(372,380)	625,781	76,292	425,253	880,583	1,114,337	11,827,264
Strategic Income Opportunities	4,952,817	748,762	(804,194)	4,897,385	1,464,841	—	(143,200)	1,234,735	53,528,420
Total Return	3,310,250	1,165,517	(629,424)	3,846,343	1,165,735	—	(150,669)	462,870	53,079,538
U.S. Growth (FKA U.S. Equity)	1,572,083	237,306	(1,809,389)	—	165,133	2,015,705	(1,345,323)	(1,045,158)	—
U.S. High Yield Bond	829,646	105,760	(316,175)	619,231	469,422	—	(249,267)	415,501	7,059,235
Value	431,074	412,488	(843,562)	—	88,201	1,094,326	148,044	(938,376)	—
Value Equity	440,435	375,352	(211,177)	604,610	79,856	—	115,517	912,570	7,291,595
					$23,781,643	$30,978,883	$21,106,343	$26,183,642	$989,469,587
Multimanager 2015 Lifetime Portfolio
Absolute Return Currency	883,079	286,017	(183,411)	985,685	—	—	$20,696	($81,889)	$9,383,720
Active Bond	3,972,099	416,973	(4,389,072)	—	$999,648	$40,608	(44,092)	(1,111,610)	—
Alpha Opportunities	125,141	1,516	(126,657)	—	4,390	—	413,150	(418,581)	—
Asia Pacific Total Return Bond	745,121	132,887	(185,319)	692,689	117,022	—	(88,255)	209,254	6,788,349
Blue Chip Growth	148,859	17,965	(73,325)	93,499	2,916	255,834	1,253,782	(475,908)	3,641,784
Bond	—	2,213,901	(104,345)	2,109,556	405,397	—	6,723	368,713	33,879,474
Capital Appreciation	266,061	135,513	(211,750)	189,824	4,783	486,293	759,702	(300,096)	3,530,718
Capital Appreciation Value	2,000,880	121,539	(638,855)	1,483,564	349,862	684,320	680,827	325,463	18,188,495
Core Bond	884,502	1,503,667	(375,399)	2,012,770	418,001	297,751	(54,850)	(176,947)	26,427,669
Core High Yield	301,293	2,708	(304,001)	—	26,446	—	(327,524)	326,258	—
Disciplined Value	126,073	258,703	(196,365)	188,411	41,042	—	218,141	381,944	3,952,855
Disciplined Value International	—	13,365	(2,766)	10,599	—	—	455	13,608	143,833
Emerging Markets	379,581	125,675	(226,380)	278,876	44,070	—	692,092	(202,499)	3,209,860

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       100

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
Emerging Markets Debt	838,414	504,047	(224,906)	1,117,555	$503,666	—	($92,339)	$327,646	$11,030,270
Emerging Markets Equity	371,435	110,679	(200,547)	281,567	13,591	—	(157,919)	688,037	3,209,860
Equity Income	273,574	134,437	(157,232)	250,779	131,280	$119,405	283,227	313,338	5,070,752
Financial Industries	172,971	21,112	(109,536)	84,547	18,988	99,830	149,560	246,636	1,666,421
Floating Rate Income	3,329,838	374,981	(1,393,831)	2,310,988	1,264,341	—	(1,100,935)	1,036,720	19,527,847
Fundamental Global Franchise	232,269	331,278	(181,691)	381,856	41,324	560,612	26,244	355,311	5,456,719
Fundamental Large Cap Core, Class NAV	—	73,747	(15,635)	58,112	—	—	45,713	292,882	3,026,451
Fundamental Large Cap Core, Class R6	—	89,018	(89,018)	—	24,186	93,452	167,981	—	—
Fundamental Large Cap Value	298,138	2,984	(301,122)	—	—	—	756,198	(770,977)	—
Global Absolute Return Strategies	1,255,852	110,178	(446,406)	919,624	—	—	(343,433)	689,724	9,518,113
Global Bond	655,617	215,483	(489,513)	381,587	241,860	33,170	173,112	(429,642)	4,891,940
Global Equity	669,822	177,826	(242,312)	605,336	147,815	—	97,321	647,474	7,288,249
Global Income	917,346	88,249	(632,272)	373,323	301,902	—	(405,520)	345,838	3,572,698
Global Real Estate (Deutsche)	—	222,944	(15,575)	207,369	—	—	2,254	45,621	2,009,407
Global Real Estate (Standard Life)	249,878	45,272	(295,150)	—	96,923	—	(55,132)	(179,452)	—
Global Shareholder Yield	603,450	32,279	(229,346)	406,383	155,297	—	254,735	41,223	4,612,444
Global Short Duration Credit	785,377	43,442	(333,752)	495,067	302,187	—	(334,153)	403,828	4,544,716
Health Sciences	184,599	285,952	(258,205)	212,346	—	220,016	(205,818)	68,971	1,063,854
High Yield	384,286	61,220	(159,526)	285,980	178,992	—	268,683	(224,764)	2,347,894
High Yield (FKA Focused High Yield)	129,350	1,780,181	(593,755)	1,315,776	254,298	—	22,492	124,747	4,631,532
International Core	68,403	4,225	(72,628)	—	74,140	—	425,399	(515,089)	—
International Growth	—	145,469	(33,204)	112,265	10,057	—	23,622	469,562	2,933,489
International Growth Opportunities	113,480	3,701	(117,181)	—	9,678	—	(19,471)	66,199	—
International Growth Stock	140,568	220,812	(157,132)	204,248	50,671	—	98,131	316,591	2,824,744
International Small Cap	175,498	28,769	(75,163)	129,104	48,794	—	211,274	307,461	2,743,466
International Small Company	298,580	45,479	(121,556)	222,503	68,106	—	274,011	233,284	2,743,466
International Value	215,081	33,087	(84,318)	163,850	72,761	—	207,577	188,781	2,747,761
International Value Equity	168,047	314,395	(152,350)	330,092	63,365	—	42,553	375,711	2,838,787
Mid Cap Stock	291,118	92,992	(130,062)	254,048	—	32,132	279,623	770,641	5,670,340
Mid Value	242,145	220,306	(108,028)	354,423	35,384	344,152	73,984	(26,296)	5,670,766
Natural Resources	548,703	31,765	(358,128)	222,340	25,435	—	(1,839,631)	1,878,667	2,456,858
Real Estate Equity	174,626	97,959	(77,307)	195,278	41,320	235,435	2,695	(331,977)	2,009,407
Real Return Bond	1,485,046	553,029	(409,508)	1,628,567	423,992	—	(20,823)	(168,737)	18,207,384
Redwood	310,623	1,246	(311,869)	—	—	—	108,172	(55,788)	—
Science & Technology	349,020	29,256	(286,101)	92,175	4,172	185,388	(269,488)	604,305	1,276,625
Short Duration Credit Opportunities	2,300,136	244,519	(1,049,123)	1,495,532	627,714	—	(449,919)	584,513	14,551,526
Small Cap Growth	127,819	41,118	(64,523)	104,414	—	—	57,068	123,912	980,448
Small Cap Value	47,696	37,597	(27,065)	58,228	8,111	50,477	13,669	(3,237)	1,176,197
Small Company Growth	49,772	22,482	(23,980)	48,274	—	58,907	(16,590)	119,446	980,448
Small Company Value	33,932	8,089	(14,986)	27,035	6,299	86,706	121,186	(87,124)	784,273
Spectrum Income	1,591,868	168,515	(476,259)	1,284,124	472,776	—	76,698	101,581	13,958,431

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       101

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
Strategic Equity Allocation	7,017,609	774,686	(2,512,752)	5,279,543	$1,426,836	$5,923,891	$6,224,257	($969,916)	$73,860,812
Strategic Growth	275,615	113,694	(202,499)	186,810	25,804	143,832	666,288	(18,638)	3,530,718
Strategic Income Opportunities	2,426,284	420,756	(548,313)	2,298,727	709,171	—	(25,122)	542,997	25,125,091
Total Return	2,259,445	433,784	(519,427)	2,173,802	740,866	—	(135,517)	176,814	29,998,469
U.S. Growth (FKA U.S. Equity)	809,752	123,836	(933,588)	—	85,067	1,038,377	(652,008)	(578,858)	—
U.S. High Yield Bond	382,792	77,252	(163,088)	296,956	230,576	—	120,344	(27,801)	3,385,297
Value	155,930	129,317	(285,247)	—	30,452	358,768	268,212	(517,097)	—
Value Equity	153,964	127,865	(94,958)	186,871	35,854	—	88,366	313,178	2,253,668
					$11,417,628	$11,349,356	$9,037,678	$6,753,956	$425,324,395
Multimanager 2010 Lifetime Portfolio
Absolute Return Currency	518,573	212,105	(103,340)	627,338	—	—	$11,622	($74,732)	$5,972,258
Active Bond	2,806,230	206,243	(3,012,473)	—	$656,854	$25,064	(53,063)	(772,749)	—
Alpha Opportunities	92,513	2,464	(94,977)	—	2,929	—	280,999	(285,681)	—
Asia Pacific Total Return Bond	499,838	63,180	(99,740)	463,278	74,950	—	(45,368)	123,644	4,540,122
Blue Chip Growth	71,813	8,453	(34,270)	45,996	1,281	112,400	558,987	(202,944)	1,791,540
Bond	—	1,409,251	(114,803)	1,294,448	257,398	—	4,329	232,010	20,788,831
Capital Appreciation	128,725	73,593	(110,649)	91,669	2,098	213,314	350,432	(135,639)	1,705,052
Capital Appreciation Value	1,002,833	127,420	(291,775)	838,478	184,509	360,894	213,158	384,547	10,279,735
Core Bond	612,742	1,119,093	(241,291)	1,490,544	310,068	221,420	(31,001)	(128,520)	19,570,838
Core High Yield	181,836	3,039	(184,875)	—	16,167	—	(213,295)	212,572	—
Disciplined Value	60,956	92,667	(66,463)	87,160	23,147	—	69,191	249,130	1,828,607
Disciplined Value International	—	6,760	(2,119)	4,641	—	—	110	2,528	62,981
Emerging Markets	158,183	54,527	(95,510)	117,200	18,300	—	267,463	(70,577)	1,348,968
Emerging Markets Debt	523,135	310,339	(125,444)	708,030	310,948	—	(46,452)	185,311	6,988,254
Emerging Markets Equity	158,878	46,024	(86,571)	118,331	5,587	—	(70,549)	282,673	1,348,968
Equity Income	132,273	75,639	(91,812)	116,100	60,316	52,369	169,239	108,465	2,347,536
Financial Industries	23,133	—	(23,133)	—	—	—	40,055	(4,057)	—
Floating Rate Income	2,190,638	200,879	(991,438)	1,400,079	784,529	—	(781,596)	747,643	11,830,669
Fundamental Global Franchise	121,856	201,091	(100,877)	222,070	23,172	314,362	13,050	224,579	3,173,374
Fundamental Large Cap Core, Class NAV	—	36,880	(7,462)	29,418	—	—	19,980	148,265	1,532,076
Fundamental Large Cap Core, Class R6	—	43,186	(43,186)	—	11,714	45,262	79,694	—	—
Fundamental Large Cap Value	142,001	5,021	(147,022)	—	—	—	371,137	(377,661)	—
Global Absolute Return Strategies	737,506	117,402	(261,515)	593,393	—	—	(118,866)	346,242	6,141,614
Global Bond	456,880	112,690	(293,170)	276,400	157,715	21,630	119,207	(295,090)	3,543,449
Global Equity	359,817	120,688	(128,293)	352,212	83,207	—	44,849	381,974	4,240,638
Global Income	528,760	56,869	(338,108)	247,521	189,072	—	(215,091)	186,378	2,368,781
Global Real Estate (Deutsche)	—	132,833	(10,069)	122,764	—	—	612	27,737	1,189,583
Global Real Estate (Standard Life)	117,521	20,819	(138,340)	—	46,219	—	(21,937)	(90,138)	—
Global Shareholder Yield	315,241	46,472	(82,121)	279,592	96,915	—	45,981	155,945	3,173,374
Global Short Duration Credit	457,890	29,756	(198,521)	289,125	180,595	—	(195,912)	238,492	2,654,166
High Yield	235,251	40,380	(82,395)	193,236	113,390	—	117,445	(92,681)	1,586,472

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					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
High Yield (FKA Focused High Yield)	80,661	1,090,200	(281,201)	889,660	$163,297	—	$6,241	$80,143	$3,131,604
International Core	30,371	1,949	(32,320)	—	33,530	—	158,406	(199,295)	—
International Growth	—	64,969	(15,236)	49,733	5,818	—	11,548	228,801	1,299,525
International Growth Opportunities	50,272	1,594	(51,866)	—	4,343	—	7,535	12,629	—
International Growth Stock	57,704	115,566	(64,849)	108,421	24,932	—	31,776	179,178	1,499,457
International Small Cap	77,367	10,030	(29,184)	58,213	21,268	—	106,005	124,871	1,237,028
International Small Company	132,607	15,772	(48,052)	100,327	29,663	—	118,630	107,077	1,237,028
International Value	95,992	21,470	(35,511)	81,951	34,922	—	64,132	128,651	1,374,311
International Value Equity	66,373	165,378	(78,141)	153,610	31,757	—	25,138	176,340	1,321,045
Mid Cap Stock	131,626	42,352	(55,195)	118,783	—	$14,221	103,710	372,426	2,651,233
Mid Value	109,419	106,271	(49,988)	165,702	15,968	155,307	28,108	(9,088)	2,651,233
Natural Resources	267,235	23,786	(187,639)	103,382	11,619	—	(881,131)	902,990	1,142,374
Real Estate Equity	97,529	64,288	(45,265)	116,552	23,751	135,329	(5,988)	(181,594)	1,199,316
Real Return Bond	925,657	315,261	(187,834)	1,053,084	269,008	—	(23,121)	(99,593)	11,773,478
Redwood	190,128	2,783	(192,911)	—	—	—	68,971	(36,708)	—
Science & Technology	46,362	612	(46,974)	—	—	—	(23,136)	23,105	—
Short Duration Credit Opportunities	1,360,026	92,796	(580,626)	872,196	370,449	—	(219,546)	298,326	8,486,471
Short Term Government Income	—	63,060	(9,245)	53,815	4,764	—	(485)	(372)	511,783
Small Cap Growth	51,664	85,643	(50,464)	86,843	—	—	17,278	127,262	815,460
Small Cap Value	19,273	38,561	(17,465)	40,369	5,429	33,785	6,086	(6,127)	815,460
Small Company Growth	20,068	501	(20,569)	—	—	—	(3,918)	9,380	—
Small Company Value	13,700	540	(14,240)	—	—	—	124,001	(109,228)	—
Spectrum Income	945,648	66,493	(247,219)	764,922	279,230	—	64,369	34,809	8,314,702
Strategic Equity Allocation	3,335,087	497,750	(1,228,336)	2,604,501	688,773	2,859,622	2,637,317	(80,215)	36,436,965
Strategic Growth	132,963	62,955	(105,704)	90,214	11,329	63,149	295,922	(5,221)	1,705,052
Strategic Income Opportunities	1,438,637	204,137	(274,249)	1,368,525	418,333	—	47,342	252,872	14,957,979
Total Return	1,599,194	198,392	(380,434)	1,417,152	503,559	—	(98,628)	75,301	19,556,694
U.S. Growth (FKA U.S. Equity)	429,640	70,596	(500,236)	—	45,836	559,500	(318,478)	(344,163)	—
U.S. High Yield Bond	223,972	55,119	(78,305)	200,786	143,246	—	30,822	25,803	2,288,965
Value	70,473	66,138	(136,611)	—	13,759	166,459	(131,857)	13,442	—
Value Equity	74,783	70,692	(59,417)	86,058	16,134	—	61,381	143,485	1,037,858
					$6,781,797	$5,354,087	$3,292,840	$3,952,953	$245,452,907

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Funds II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios' investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Multimanager 2010 Lifetime Portfolio (formerly known as the John Hancock Retirement Living through 2010 Portfolio), the John Hancock Multimanager 2015 Lifetime Portfolio (formerly known as the John Hancock Retirement Living through 2015 Portfolio), the John Hancock Multimanager 2020 Lifetime Portfolio (formerly known as the John Hancock Retirement Living through 2020 Portfolio), the John Hancock Multimanager 2025 Lifetime Portfolio (formerly known as the John Hancock Retirement Living through 2025 Portfolio), the John Hancock Multimanager 2030 Lifetime Portfolio (formerly known as the John Hancock Retirement Living through 2030 Portfolio), the John Hancock Multimanager 2035 Lifetime Portfolio (formerly known as the John Hancock Retirement Living through 2035 Portfolio), the John Hancock Multimanager 2040 Lifetime Portfolio (formerly known as the John Hancock Retirement Living through 2040 Portfolio), the John Hancock Multimanager 2045 Lifetime Portfolio (formerly known as the John Hancock Retirement Living through 2045 Portfolio), the John Hancock Multimanager 2050 Lifetime Portfolio (formerly known as the John Hancock Retirement Living through 2050 Portfolio), the John Hancock Multimanager 2055 Lifetime Portfolio (formerly known as the John Hancock Retirement Living through 2055 Portfolio), and the John Hancock Multimanager 2060 Lifetime Portfolio (formerly known as the John Hancock Retirement Living through 2060 Portfolio) (the "Funds") as of August 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 23, 2017

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the portfolios, if any, paid during its taxable year ended August 31, 2017.

Each portfolio reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

Each portfolio reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The portfolios below have the following amounts as foreign tax credits, which represent taxes paid on the income derived from foreign sources.

Portfolio	Foreign Sourced Income	Foreign Tax Credit
Multimanager 2050 Lifetime Portfolio	$119,537	$878,468
Multimanager 2045 Lifetime Portfolio	265,386	1,953,972
Multimanager 2040 Lifetime Portfolio	282,920	2,082,529
Multimanager 2035 Lifetime Portfolio	344,881	2,562,219
Multimanager 2030 Lifetime Portfolio	357,745	2,715,314
Multimanager 2025 Lifetime Portfolio	298,280	2,311,681
Multimanager 2020 Lifetime Portfolio	176,172	1,416,136

The portfolios below paid the following amounts in capital gain dividends.

Portfolio	Capital Gain	Portfolio	Capital Gain
Multimanager 2055 Lifetime Portfolio	$3,300,002	Multimanager 2030 Lifetime Portfolio	$57,732,759
Multimanager 2050 Lifetime Portfolio	14,340,148	Multimanager 2025 Lifetime Portfolio	60,524,695
Multimanager 2045 Lifetime Portfolio	38,219,038	Multimanager 2020 Lifetime Portfolio	48,568,029
Multimanager 2040 Lifetime Portfolio	40,352,081	Multimanager 2015 Lifetime Portfolio	20,878,032
Multimanager 2035 Lifetime Portfolio	49,834,249	Multimanager 2010 Lifetime Portfolio	10,109,109

Eligible shareholders will be mailed a 2017 Form 1099-DIV in early 2018. This will reflect the tax character of all distributions paid in calendar year 2017.

Please consult a tax advisor regarding the tax consequences of your investment in a portfolio.

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CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the "Board") of John Hancock Funds II (the "Trust") of the Advisory Agreement (the "Advisory Agreement") and each of the Subadvisory Agreements (the "Subadvisory Agreements") with respect to each of the portfolios of the Trust included in this report (the "Funds" or the "Funds of Funds"). The Advisory Agreement and Subadvisory Agreements are collectively referred to as the Agreements. Prior to the June 19-22, 2017 in-person meeting, at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 22-24, 2017.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 19-22, 2017, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"), reapproved for an annual period, the continuation of the Advisory Agreement between the Trust and John Hancock Advisers, LLC (the "Advisor") and the applicable Subadvisory Agreements between the Advisor and the investment subadvisors (each, a "Subadvisor" and collectively, the "Subadvisors") with respect to each of the Funds identified in Appendix A.

In considering the Advisory Agreement and the Subadvisory Agreements with respect to each Fund, the Board received in advance of the meetings a variety of materials relating to each Fund, the Advisor and each Subadvisor, including comparative performance, fee and expense information for peer groups of similar mutual funds prepared by an independent third-party provider of mutual fund data; performance information for the Funds' benchmark indices; and, with respect to each Subadvisor, comparative performance information for comparably managed accounts, as applicable; and other information provided by the Advisor and the Subadvisors regarding the nature, extent and quality of services provided by the Advisor and the Subadvisors under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the Funds and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreements are considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisors is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisors to the Funds, including quarterly performance reports prepared by management containing reviews of investment results, and prior presentations from the Subadvisors with respect to the Funds they manage. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisors with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of the services, to be provided to the Funds by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the Funds. In addition, although the Board approved the renewal of the Agreements for all the Funds at the June meeting, the Board considered each Fund separately.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to each Fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year.

Nature, Extent and Quality of Services. Among the information received by the Board from the Advisor relating to the nature, extent and quality of services provided to the Funds, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer ("CCO") regarding the Funds' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the Funds, including but not limited to, general supervision of and coordination of the services provided by the Subadvisors, and is also responsible for monitoring and reviewing the activities of the Subadvisors and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the Funds including entrepreneurial risk in sponsoring new Funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all Funds.

In considering the nature, extent and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the complex.

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In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationships, the Advisor's oversight and monitoring of the Subadvisors' investment performance and compliance programs, such as the Subadvisors' compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the Funds;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the Funds;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the Funds; and
(g)	the Advisor's reputation and experience in serving as an investment adviser to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.

Investment Performance. In considering each Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Funds' performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the Funds' performance;
(b)	considered the comparative performance of each Fund's respective benchmark;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of mutual fund data; and
(d)	took into account the Advisor's analysis of each Fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally and with respect to particular Funds.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board concluded that the performance of each of the Funds outperformed the historical performance of comparable funds.

Fees and Expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data including, among other data, each Fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the Fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered each Fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the Fund's ranking within broader groups of funds. In comparing each Fund's contractual and net management fees to that of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board took into account management's discussion with respect to the overall management fee, the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fees of the Funds. The Board also took into account that management had agreed to implement an overall fee waiver across the complex, which is discussed further below. The Board also noted management's discussion of the Funds' expenses, as well as any actions taken over the past several years to reduce the Funds' operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to each Fund and that each Fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning investment advisory fees charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and a Subadvisor's services to a Fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to each of the Funds is reasonable in light of the nature, extent and quality of the services provided to the Funds under the Advisory Agreement.

In addition, the Trustees reviewed the advisory fee to be paid to the Advisor for each Fund, each of which is a fund of funds, and concluded that the advisory fee paid to the Advisor with respect to each Fund is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds of the Fund and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of a Fund and those of its underlying funds.

Profitability/Fall out Benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including each Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates, of each Fund;

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(c)	received and reviewed profitability information with respect to the John Hancock fund complex as a whole and with respect to each Fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain Funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability analysis reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the Funds on a cost basis pursuant to an administrative services agreement;
(g)	noted that the Funds' Subadvisors are affiliates of the Advisor;
(h)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the Funds, and that the Trust's distributor also receives Rule 12b-1 payments to support distribution of the products;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the Funds;
(j)	noted that the subadvisory fees for the Funds are paid by the Advisor;
(k)	with respect to each Fund, the Board noted that the advisory fee is in addition to the fees received by the Advisor and its affiliates with regard to the underlying funds in which the Funds may invest;
(l)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the mutual fund industry; and
(m)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (the Subadvisors), from their relationship with each Fund was reasonable and not excessive.

Economies of Scale. In considering the extent to which a Fund may realize any economies of scale and whether fee levels reflect these economies of scale for the benefit of Fund shareholders, the Board:

(a)	considered that with respect to the John Hancock underlying funds in which the Funds invest, the Advisor has agreed to waive a portion of its management fee for such funds and for each of the other John Hancock funds in the complex (except as discussed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios (the Reimbursement). This waiver is based upon the aggregate net assets of all the Participating Portfolios. (The funds that are not Participating Portfolios are each of the funds of funds of the Trust and John Hancock Variable Insurance Trust. The Funds of Funds also benefit from such overall management fee waiver through their investment in underlying funds that include certain of the Participating Portfolios, which are subject to the Reimbursement);
(b)	reviewed the Trust's advisory fee structure and concluded that (i) the Funds' fee structures contain breakpoints at the advisory fee level and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the Funds to benefit from economies of scale if those Funds grow. The Board also took into account management's discussion of the Funds' advisory fee structure; and
(c)	considered the effect of the Funds' growth in size on their performance and fees. The Board also noted that if the Funds' assets increase over time, the Funds may realize other economies of scale.

Approval of Subadvisory Agreements

In making its determination with respect to approval of the Subadvisory Agreements, the Board reviewed:

(1)	information relating to each Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);
(2)	the historical and current performance of each Fund and comparative performance information relating to the Fund's benchmark and comparable funds; and
(3)	the subadvisory fee for each Fund, and comparative fee information, where available, prepared by an independent third party provider of mutual fund data.

Nature, Extent and Quality of Services. With respect to the services provided by each of the Subadvisors with respect to each Fund, the Board received information provided to the Board by each Subadvisor, including each Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered each Subadvisor's current level of staffing and its overall resources, as well as received information relating to a Subadvisor's compensation program. The Board reviewed each Subadvisor's history and investment experience, as well as information regarding the qualifications, background and responsibilities of each Subadvisor's investment and compliance personnel who provide services to the Funds. The Board also considered, among other things, each Subadvisor's compliance program and any disciplinary history. The Board also considered each Subadvisor's risk assessment and monitoring process. The Board reviewed each Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory

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actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of each Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Subadvisors and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisors and procedures reasonably designed by them to assure compliance with the federal securities laws. The Board also took into account the financial condition of each Subadvisor.

The Board considered each Subadvisor's investment process and philosophy. The Board took into account that each Subadvisor's responsibilities include the development and maintenance of an investment program for the applicable Fund that is consistent with the Fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to each Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor Compensation. In considering the cost of services to be provided by each Subadvisor and the profitability to that Subadvisor of its relationship with the Funds, the Board noted that the fees under the Subadvisory Agreements are paid by the Advisor and not the Funds. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreements.

In addition, the Board considered other potential indirect benefits that the Subadvisors and their affiliates may receive from the Subadvisors' relationship with the Funds, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory Fees. The Board considered that each Fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to each Subadvisor. As noted above, the Board also considered, if available, each Fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the Fund as included in the report prepared by the independent third party provider of fund data, to the extent applicable. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the Funds to fees charged by each Fund's Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor Performance. As noted above, the Board considered each Fund's performance as compared to the Fund's respective peer group and the benchmark index and noted that the Board reviews information about the Fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of each Subadvisor. The Board was mindful of the Advisor's focus on each Subadvisor's performance. The Board also noted each Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreements with respect to each Fund was based on a number of determinations, including the following:

(1)	each Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of each Fund has outperformed the historical performance of comparable funds;
(3)	the subadvisory fees are reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	the subadvisory fees are paid by the Advisor and not the Funds.

In addition, in the case of each Fund, the Trustees reviewed the subadvisory fee to be paid to each Subadvisor for the Fund and concluded that the subadvisory fee to be paid to the Subadvisor with respect to each Fund is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the subadvisory agreements for the underlying funds of the Fund and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the Fund and those of its underlying funds.

Additional information relating to each Fund's fees and expenses and performance that the Board considered in approving the Advisory Agreement and Subadvisory Agreements for a particular Fund is set forth in Appendix A.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and each of the Subadvisory Agreements with respect to each Fund would be in the best interest of each of the respective Funds and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreements with respect to each Fund for an additional one-year period.

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APPENDIX A

Portfolio (subadvisors)	Performance of fund, as of 12.31.2016	Fees and expenses	Comments
Multimanager 2010 Lifetime Portfolio (Manulife Asset Management (US)) (Manulife Asset Management (North America))	Benchmark Index - The fund underperformed for the one-, three- and five-year periods. Lipper Category - The fund outperformed the average for the one-, three-, and five-year periods.

Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are equal to the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group for the one-, three- and five-year periods.
Multimanager 2015 Lifetime Portfolio (Manulife Asset Management (US)) (Manulife Asset Management (North America))	Benchmark Index - The fund underperformed for the one-, three- and five-year periods. Lipper Category - The fund outperformed the average for the one-, three- and five-year periods.

Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are equal to the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group for the one-, three- and five-year periods.
Multimanager 2020 Lifetime Portfolio (Manulife Asset Management (US)) (Manulife Asset Management (North America))	Benchmark Index - The fund underperformed for the one-, three- and five-year periods. Lipper Category - The fund outperformed the average for the one-, three- and five-year periods.

Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are equal to the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group for the one-, three- and five-year periods.
Multimanager 2025 Lifetime Portfolio (Manulife Asset Management (US)) (Manulife Asset Management (North America))	Benchmark Index - The fund underperformed for the one-, three- and five-year periods. Lipper Category - The fund outperformed the average for the one-, three- and five-year periods.

Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are equal to the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group for the one-, three- and five-year periods.
Multimanager 2030 Lifetime Portfolio (Manulife Asset Management (US)) (Manulife Asset Management (North America))	Benchmark Index - The fund underperformed for the one-, three- and five-year periods. Lipper Category - The fund outperformed the average for the one-, three- and five-year periods.

Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are equal to the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group for the one-, three- and five-year periods.
Multimanager 2035 Lifetime Portfolio (Manulife Asset Management (US)) (Manulife Asset Management (North America))	Benchmark Index - The fund underperformed for the one-, three- and five-year periods. Lipper Category - The fund outperformed the average for the one-, three- and five-year periods.

Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are equal to the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group for the one-, three- and five-year periods.
Multimanager 2040 Lifetime Portfolio (Manulife Asset Management (US)) (Manulife Asset Management (North America))	Benchmark Index - The fund underperformed for the one-, three- and five-year periods. Lipper Category - The fund outperformed the average for the one-, three- and five-year periods.

Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are equal to the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group for the one-, three- and five-year periods.
Multimanager 2045 Lifetime Portfolio (Manulife Asset Management (US)) (Manulife Asset Management (North America))	Benchmark Index - The fund underperformed for the one-, three- and five-year periods Lipper Category - The fund outperformed the average for the one-, three- and five-year periods

Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are equal to the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group for the one-, three- and five-year periods.

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Portfolio (subadvisors)	Performance of fund, as of 12.31.2016	Fees and expenses	Comments
Multimanager 2050 Lifetime Portfolio (Manulife Asset Management (US)) (Manulife Asset Management (North America))	Benchmark Index - The fund underperformed for the one-, three- and five-year periods Lipper Category - The fund outperformed the average for the one-, three- and five-year periods

Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are equal to the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group for the one-, three- and five-year periods.
Multimanager 2055 Lifetime Portfolio(Manulife Asset Management (US)) (Manulife Asset Management (North America))	Benchmark Index - The fund underperformed for the one-year period. Lipper Category - The fund outperformed the average for the one-year period.

Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are equal to the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group for the one-year period. .
Multimanager 2060 Lifetime Portfolio (Manulife Asset Management (US)) (Manulife Asset Management (North America))	Benchmark Index - The fund underperformed for the period since inception on March 30, 2016. Lipper Category - The fund outperformed for the period since its inception on March 30, 2016

Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are equal to the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group since the fund's inception on March 30, 2016.

The Board also noted the relatively short performance history of the fund.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the portfolios and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Hassell H. McClellan, Born: 1945	2005	225
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2005	225
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	225
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016)); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	225
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2008	225
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Theron S. Hoffman,[2] Born: 1947	2008	225
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	225
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2005	225

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2012	225
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

Gregory A. Russo, Born: 1949	2012	225
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

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Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Andrew G. Arnott, Born: 1971	2017	225
President and Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock retail funds, John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Collateral Trust, and John Hancock Exchange-Traded Fund Trust (since 2017).

James R. Boyle, Born: 1959	2015	225
Non-Independent Trustee
Chairman, and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Warren A. Thomson, Born: 1955	2012	225
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

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Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
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More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisors

John Hancock Asset Management a division of Manulife Asset Management (US) LLC
John Hancock Asset Management a division of Manulife Asset Management (North America) Limited

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The portfolios' proxy voting policies and procedures, as well as the portfolio proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The portfolios' complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The portfolios' Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your portfolio, as well as monthly portfolio holdings, and other portfolio details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

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John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC
601 Congress Street ■ Boston, MA 02210-2805 ■ 800-225-5291 ■ jhinvestments.com

This report is for the information of the shareholders of John Hancock Multimanager Lifetime Portfolios. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF399102	LCA 8/17 10/17

John Hancock

Multi-Index Preservation Portfolios

(formerly John Hancock Retirement Choices Portfolios)

Annual report 8/31/17

A message to shareholders

Dear shareholder,

Equity markets generally delivered solid gains over the past year, supported by rising economic activity, stronger corporate earnings, and low levels of inflation. With the U.S. bull market in its ninth year, investors in U.S. equities should expect more tempered returns going forward, given high valuations and tightening monetary policy.

The bond markets were a study in contrast. Credit-sensitive segments, such as bank loans, enjoyed solid gains, but interest-rate-sensitive investments, such as long-term bonds, posted much more muted returns and likely will remain vulnerable should the U.S. Federal Reserve continue to withdraw economic stimulus and raise interest rates.

Advancing the interests of fund shareholders

One of our primary goals is to advance the interests of our fund shareholders wherever possible. To that end, we recently announced our third round of expense reductions this year, targeting six mutual funds and two closed-end funds that together represent more than $6.9 billion in assets under management. Details can be found at jhinvestments.com.

In addition, we recently learned that fund researcher Morningstar, Inc. formally recognized our shareholder friendly initiatives by upgrading our parent pillar rating—a key component of the Morningstar Analyst Rating system—to positive, the highest possible rating. Morningstar evaluates select funds and their parent firms based on intensive research, including on-site due diligence. They focused on such factors as whether our portfolio managers invest meaningfully in the funds they manage, the quality of our risk management, our corporate culture, and our commitment to recognizing shareholder interests—in other words, how effective we are as stewards of investor capital. We're proud to have been recognized by Morningstar for our efforts and we're committed to continue our work of furthering the interests of our shareholders.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee investment returns and does not eliminate risk of loss. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Multi-Index Preservation Portfolios

2	Multi-Index Preservation Portfolios at a glance
3	Discussion of portfolio performance
9	Multi-Index 2060 Preservation Portfolio
10	Multi-Index 2055 Preservation Portfolio
11	Multi-Index 2050 Preservation Portfolio
12	Multi-Index 2045 Preservation Portfolio
13	Multi-Index 2040 Preservation Portfolio
14	Multi-Index 2035 Preservation Portfolio
15	Multi-Index 2030 Preservation Portfolio
16	Multi-Index 2025 Preservation Portfolio
17	Multi-Index 2020 Preservation Portfolio
18	Multi-Index Income Preservation Portfolio
19	Your expenses
23	Portfolios' investments
28	Financial statements
36	Financial highlights
46	Notes to financial statements
60	Auditor's report
61	Tax information
62	Continuation of investment advisory and subadvisory agreements
68	Trustees and Officers
72	More information

ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       1

Multi-Index Preservation Portfolios at a glance

A SIMPLE, STRATEGIC PATH TO HELP YOU REACH YOUR RETIREMENT GOALS

Multi-Index Preservation Portfolios make diversification easy because the asset mix of each portfolio automatically changes over time.

•	Portfolios with dates further off initially invest more aggressively in stock funds.
•	As a portfolio approaches its target date,[1] the allocation will gradually migrate to a more conservative mix to lessen risk and narrow the range of possible outcomes at the retirement date.
•	On reaching the retirement date, the allocation ceases to shift; we expect that the participant may then wish to use the savings to seek a retirement income solution.

JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIO—AUTOMATICALLY ADJUST OVER TIME2

The chart below illustrates how the asset allocation mix of John Hancock Multi-Index Preservation Portfolio adjusts over time.

The principal value of each portfolio is not guaranteed and you could lose money at any time, including at or after the target date.

1 Based on an estimated retirement date.

2 Allocations may vary as a result of market activity or cash allocations held during unusual market or economic conditions.

ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       2

Discussion of portfolio performance

An interview with Portfolio Manager Robert M. Boyda, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Robert M. Boyda
Portfolio Manager
John Hancock Asset Management

How did the global financial markets perform during the 12 months that ended August 31, 2017?

Financial assets produced healthy, broad-based gains, with higher-risk categories leading the way. The acceleration in global growth was the key driver of the positive investment environment. The U.S. economy experienced a healthy expansion, highlighted by strength in employment trends and improvements in both consumer and business sentiment. Economic conditions also began to pick up steam outside of the United States, with both the developed and emerging economies showing signs of improvement following a multi-year period of sluggish performance.

This favorable backdrop proved very supportive for higher-risk asset classes. The U.S. equity market climbed to a series of record highs, leading to gains of 16.23% for the large-cap S&P 500 Index and 14.91% for the small-cap Russell 2000 Index. Performance was even stronger for international equities, reflecting the combination of better-than-expected growth, the lower valuations for overseas stocks, and the weakness in the U.S. dollar during 2017. The developed-market MSCI EAFE Index returned 18.19%, while the MSCI Emerging Markets Index surged 24.99%.

The improving economic outlook, although a positive for equities, represented a headwind to the interest-rate-sensitive segments of the bond market. U.S. Treasury prices declined, but stronger performance for investment-grade corporate debt enabled the Bloomberg Barclays U.S. Aggregate Bond Index to manage a slight gain of 0.49%. Conversely, economically sensitive fixed-income investments (including high-yield bonds, loans, and emerging-market bonds) closed with solid gains, thanks in part to improving credit conditions and investors' continued thirst for yield.

How did the portfolios perform?

The Multi-Index Preservation Portfolios performed in line with their investment objectives, with all 10 producing positive returns and outperforming their respective blended benchmarks. The portfolios' glide paths are constructed with the dual objective of wealth creation in the longer-dated portfolios and protecting capital in those with closer target dates. The longer-dated portfolios—which have a higher allocation to equities—generated the largest absolute gains, reflecting stocks' strong outperformance relative to fixed income. The shorter-dated portfolios produced positive absolute returns in line with their goal of reducing volatility as the target dates approach.

How were the portfolios positioned as of the end of the period?

Within the shorter-dated portfolios and the Income Preservation Portfolio, we maintained a modest tilt toward equities relative to fixed income in comparison to the respective custom blended benchmarks. Given the backdrop of accelerating economic growth and the likelihood of tighter monetary policy by the world's central banks, we believed stocks offered a more attractive risk/return profile than bonds.

Within the equity allocation, we reduced the portfolios' weighting in the United States and largely rotated into developed-market stocks overseas. We believe the international markets are earlier in their respective economic cycles than the United States, yet their equity markets offer more compelling valuations. In our dedicated sector positioning, we trimmed positions in technology in order to lock in gains following its strong performance since the November 2016 elections.

ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       3

In the portfolios' fixed-income allocations, we continued to favor credit-sensitive investments—such as investment-grade corporates, high-yield bonds, and loans—over those with a higher degree of interest-rate sensitivity. We believed this was the appropriate positioning given the backdrop of positive growth, tighter Fed policy, and investors' healthy appetite for risk.

MULTI-INDEX 2060 PRESERVATION

The portfolio's Class 1 shares returned 14.35%. The custom blended benchmark gained 14.00%,1,2 and the Morningstar target-date 2060+ category average rose 15.32%.3 Positioning in fixed income was the largest factor in the portfolio's positive relative performance versus the benchmark. The portfolio was underweight in core bonds (i.e., funds that primarily hold investment-grade securities) in favor of overweights in credit-oriented investments. This aspect of the portfolio's positioning enabled it to benefit from the strong performance of categories such as corporate bonds, high-yield bonds, and loans versus government issues.

The benefit of our effective approach in fixed income was offset to some extent by weaker relative performance in equities. Positions in iShares MSCI USA Minimum Volatility ETF and Vanguard Dividend Appreciation ETF, both of which are more defensive investments that lagged at a time of elevated investor risk appetites, weighed on relative performance. Nevertheless, we believe these categories can augment longer-term diversification through their potential to provide positive risk-adjusted returns and an element of downside protection.

Allocations to the information technology and financials sectors added value in the dedicated sector positioning, but the benefit was partially outweighed by the weaker showing for real estate investment trusts. The portfolio also lost ground by being underweight in emerging-market stocks.

MULTI-INDEX 2055 PRESERVATION

The portfolio's Class 1 shares returned 14.34%. The custom blended benchmark gained 14.00%,1,2 and the Morningstar target-date 2055 category average rose 15.06%.3 Positioning in fixed income was the largest factor in its positive relative performance versus the benchmark. The portfolio was underweight in core bonds (i.e., funds that primarily hold investment-grade securities) in favor of overweights in credit-oriented investments. This aspect of the portfolio's positioning enabled it to benefit from the strong performance of categories such as corporate bonds, high-yield bonds, and loans versus government issues.

The benefit of our effective approach in fixed income was offset to some extent by weaker relative performance in equities. Positions in iShares MSCI USA Minimum Volatility ETF and Vanguard Dividend Appreciation ETF, both of which are more defensive investments that lagged at a time of elevated investor risk appetites, weighed on relative performance. Nevertheless, we believe these categories can augment longer-term diversification through their potential to provide positive risk-adjusted returns and an element of downside protection. An underweight in emerging-market stocks also detracted.

Allocations to the information technology and financials sectors added value in the dedicated sector positioning, but the benefit was partially outweighed by the weaker showing for real estate investment trusts.

MULTI-INDEX 2050 PRESERVATION

The portfolio's Class 1 shares returned 14.33%. The custom blended benchmark gained 14.00%,1,2 and the Morningstar target-date 2050 category average rose 14.75%.3 Positioning in fixed income was the largest factor in its positive relative performance versus the benchmark. The portfolio was underweight in core bonds (i.e., funds that primarily hold investment-grade securities) in favor of overweights in credit-oriented investments. This aspect of the portfolio's positioning enabled it to benefit from the strong performance of categories such as corporate bonds, high-yield bonds, and loans versus government issues.

The benefit of our effective approach in fixed income was offset to some extent by weaker relative performance in equities. Positions in iShares MSCI USA Minimum Volatility ETF and Vanguard Dividend Appreciation ETF, both of which are more defensive investments that lagged at a time of elevated investor risk appetites, weighed on relative performance. Nevertheless, we believe these categories

ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       4

can augment longer-term diversification through their potential to provide positive risk-adjusted returns and an element of downside protection. An underweight in emerging-market stocks also detracted.

Allocations to the information technology and financials sectors added value in the dedicated sector positioning, but the benefit was partially outweighed by the weaker showing for real estate investment trusts.

MULTI-INDEX 2045 PRESERVATION

The portfolio's Class 1 shares returned 14.30%. The custom blended benchmark gained 13.93%,1,2 and the Morningstar target-date 2045 category average rose 14.69%.3 Positioning in fixed income was the largest factor in its positive relative performance versus the benchmark. The portfolio was underweight in core bonds (i.e., funds that primarily hold investment-grade securities) in favor of overweights in credit-oriented investments. This aspect of the portfolio's positioning enabled it to benefit from the strong performance of categories such as corporate bonds, high-yield bonds, and loans versus government issues.

The benefit of our effective approach in fixed income was offset to some extent by weaker relative performance in equities. Positions in iShares MSCI USA Minimum Volatility ETF and Vanguard Dividend Appreciation ETF, both of which are more defensive investments that lagged at a time of elevated investor risk appetites, weighed on relative performance. Nevertheless, we believe these categories can augment longer-term diversification through their potential to provide positive risk-adjusted returns and an element of downside protection. An underweight in emerging-market stocks also detracted.

Allocations to the information technology and financials sectors added value in the dedicated sector positioning, but the benefit was partially outweighed by the weaker showing for real estate investment trusts.

MULTI-INDEX 2040 PRESERVATION

The portfolio's Class 1 shares returned 13.83%. The custom blended benchmark gained 13.24%,1,2 and the Morningstar target-date

MULTI-INDEX 2060-2020 AND INCOME PRESERVATION PORTFOLIOS' CLASS 1 SHARE RETURNS (%)

For the twelve months ended 8/31/17

ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       5

2040 category average rose 13.98%.3 Positioning in fixed income was the largest factor in its positive relative performance versus the benchmark. The portfolio was underweight in core bonds (i.e., funds that primarily hold investment-grade securities) in favor of overweights in credit-oriented investments. This aspect of the portfolio's positioning enabled it to benefit from the strong performance of categories such as corporate bonds, high-yield bonds, and loans versus government issues.

The benefit of our effective approach in fixed income was offset to some extent by weaker relative performance in equities. Positions in iShares MSCI USA Minimum Volatility ETF and Vanguard Dividend Appreciation ETF, both of which are more defensive investments that lagged at a time of elevated investor risk appetites, weighed on relative performance. Nevertheless, we believe these categories can augment longer-term diversification through their potential to provide positive risk-adjusted returns and an element of downside protection. An underweight in emerging-market stocks also detracted.

Allocations to the information technology and financials sectors added value in the dedicated sector positioning, but the benefit was partially outweighed by the weaker showing for real estate investment trusts.

MULTI-INDEX 2035 PRESERVATION

The portfolio's Class 1 shares returned 12.80%. The custom blended benchmark gained 12.20%,1,2 and the Morningstar target-date 2035 category average rose 13.18%.3 Positioning in fixed income was the largest factor in its positive relative performance versus the benchmark. The portfolio was underweight in core bonds (i.e., funds that primarily hold investment-grade securities) in favor of overweights in credit-oriented investments. This aspect of the portfolio's positioning enabled it to benefit from the strong performance of categories such as corporate bonds, high-yield bonds, and loans versus government issues.

The benefit of our effective approach in fixed income was offset to some extent by weaker relative performance in equities. Positions in iShares MSCI USA Minimum Volatility ETF and Vanguard Dividend Appreciation ETF, both of which are more defensive investments that lagged at a time of elevated investor risk appetites, weighed on relative performance. Nevertheless, we believe these categories can augment longer-term diversification through their potential to provide positive risk-adjusted returns and an element of downside protection. An underweight in emerging-market stocks also detracted.

Allocations to the information technology and financials sectors added value in the dedicated sector positioning, but the benefit was partially outweighed by the weaker showing for real estate investment trusts.

MULTI-INDEX 2030 PRESERVATION

The portfolio's Class 1 shares returned 10.83%. The custom blended benchmark gained 10.23%,1,2 and the Morningstar target-date 2030 category average rose 11.61%.3 Positioning in fixed income was the largest factor in its positive relative performance versus the benchmark. The portfolio was underweight in core bonds (i.e., funds that primarily hold investment-grade securities) in favor of

Market index total returns

For the twelve months ended 8/31/17

U.S. Stocks	S&P 500 Index	16.23%
	Russell Midcap Index	12.44%
	Russell 2000 Index	14.91%
	FTSE NAREIT All Equity REIT Index	1.85%
International Stocks	MSCI EAFE Index	18.19%
	MSCI Emerging Markets Index	24.99%
	MSCI EAFE Small Cap Index	22.44%
Fixed Income	Bloomberg Barclays U.S. Aggregate Bond Index	0.49%
	Bank of America Merrill Lynch US. High Yield Master II Index	8.79%
	JPMorgan Global Government Bonds Unhedged Index	-1.34%

ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       6

overweights in credit-oriented investments. This aspect of the portfolio's positioning enabled it to benefit from the strong performance of categories such as corporate bonds, high-yield bonds, and loans versus government issues.

The benefit of our effective approach in fixed income was offset to some extent by weaker relative performance in equities. Positions in iShares MSCI USA Minimum Volatility ETF and Vanguard Dividend Appreciation ETF, both of which are more defensive investments that lagged at a time of elevated investor risk appetites, weighed on relative performance. Nevertheless, we believe these categories can augment longer-term diversification through their potential to provide positive risk-adjusted returns and an element of downside protection. An underweight in emerging-market stocks also detracted.

Allocations to the information technology and financials sectors added value in the dedicated sector positioning, but the benefit was partially outweighed by the weaker showing for real estate investment trusts.

MULTI-INDEX 2025 PRESERVATION

The portfolio's Class 1 shares returned 7.79%. The custom blended benchmark gained 7.09%,1,2 and the Morningstar target-date 2025 category average rose 10.12%.3 Positioning in fixed income was the largest factor in its positive relative performance versus the benchmark. The portfolio was underweight in core bonds (i.e., funds that primarily hold investment-grade securities) in favor of overweights in credit-oriented investments. This aspect of the portfolio's positioning enabled it to benefit from the strong performance of categories such as corporate bonds, high-yield bonds, and loans versus government issues.

The benefit of our effective approach in fixed income was offset to some extent by weaker relative performance in equities. Positions in iShares MSCI USA Minimum Volatility ETF and Vanguard Dividend Appreciation ETF, both of which are more defensive investments that lagged at a time of elevated investor risk appetites, weighed on relative performance. Nevertheless, we believe these categories can augment longer-term diversification through their potential to provide positive risk-adjusted returns and an element of downside protection. An underweight in emerging-market stocks also detracted.

Allocations to the information technology and financials sectors added value in the dedicated sector positioning, but the benefit was partially outweighed by the weaker showing for real estate investment trusts.

MULTI-INDEX 2020 PRESERVATION

The portfolio's Class 1 shares returned 4.56%. The custom blended benchmark returned 3.56%,1,2 and the Morningstar target-date 2020 category average rose 8.47%.3 Positioning in fixed income was the largest factor in its positive relative performance versus the benchmark. The portfolio was underweight in core bonds (i.e., funds that primarily hold investment-grade securities) in favor of overweights in credit-oriented investments. This aspect of the portfolio's positioning enabled it to benefit from the strong performance of categories such as corporate bonds, high-yield bonds, and loans versus government issues.

The benefit of our effective approach in fixed income was offset to some extent by weaker relative performance in equities. Positions in iShares MSCI USA Minimum Volatility ETF and Vanguard Dividend Appreciation ETF, both of which are more defensive investments that lagged at a time of elevated investor risk appetites, weighed on relative performance. Nevertheless, we believe these categories can augment longer-term diversification through their potential to provide positive risk-adjusted returns and an element of downside protection. An underweight in emerging-market stocks also detracted.

Allocations to the information technology and financials sectors added value in the dedicated sector positioning, but the benefit was partially outweighed by the weaker showing for real estate investment trusts.

MULTI-INDEX INCOME PRESERVATION

The portfolio's Class 1 shares returned 2.68%. The custom blended benchmark returned 1.75%,1,2 and the Morningstar target-date retirement category average rose 5.72%.3 Positioning in fixed income was the largest factor in its positive relative performance versus

ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       7

the benchmark. The portfolio was underweight in core bonds (i.e., funds that primarily hold investment-grade securities) in favor of overweights in credit-oriented investments. This aspect of the portfolio's positioning enabled it to benefit from the strong performance of categories such as corporate bonds, high-yield bonds, and loans versus government issues.

The benefit of our effective approach in fixed income was offset to some extent by weaker relative performance in equities. Positions in iShares MSCI USA Minimum Volatility ETF and Vanguard Dividend Appreciation ETF, both of which are more defensive investments that lagged at a time of elevated investor risk appetites, weighed on relative performance. Nevertheless, we believe these categories can augment longer-term diversification through their potential to provide positive risk-adjusted returns and an element of downside protection.

MANAGED BY

Robert M. Boyda On the portfolio since 2010 Investing since 1979
Marcelle Daher, CFA On the portfolio since 2013 Investing since 1999
Nathan W. Thooft, CFA On the portfolio since 2013 Investing since 2000

1 The custom benchmarks reflect each portfolio's asset allocation under normal conditions. These blended benchmarks adjust over time to match each portfolio's glide path.
2 It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
3 Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
Past performance does not guarantee future results.
The portfolio's performance depends on the advisor's ability to determine the strategic asset class allocations, the mix of underlying funds, and the performance of those underlying funds. The underlying funds' performance may be lower than the performance of the asset class that they were selected to represent. Owning an exchange-traded fund (ETF) generally reflects the risks of owning the underlying securities it is designed to track, which may cause lack of liquidity, more volatility, and increased management fees. An ETF has its own fees and expenses, which are indirectly borne by the portfolio. The portfolio is subject to the same risks as the underlying funds in which it invests, which include the following: Stocks and bonds can decline due to adverse issuer, market, regulatory, or economic developments; foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability; the securities of small-capitalization companies are subject to higher volatility than larger, more established companies; and high-yield bonds are subject to additional risks, such as increased risk of default. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Derivatives, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Each portfolio's name refers to the approximate retirement year of the investors for whom the portfolio's asset allocation strategy is designed. The portfolios with dates farther off initially allocate more aggressively to stock funds. As a portfolio approaches its target date, the allocation will gradually migrate to more conservative, fixed-income funds. The principal value of each portfolio is not guaranteed and you could lose money at any time, including at, or after, the target date. Please see the portfolio's prospectus for additional information.
The views expressed in this report are exclusively those of Robert M. Boyda, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the portfolio for the entire period. Portfolio composition is subject to review in accordance with the portfolio's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       8

Multi-Index 2060 Preservation Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2060 Preservation Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Index 3 is 57.40% Russell 3000 Index, 24.60% MSCI AC World ex-US Index, 18.00% Bloomberg Barclays U.S. Aggregate Bond Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated investment companies	71.7
Equity	70.8
Fixed income	0.9
Unaffiliated investment companies/ Exchange-traded funds	28.3
Fixed income	17.0
Equity	11.3

As a percentage of total investments.

PERFORMANCE CHART

Total returns for the period ended 8-31-17 (%)

	Class R1[1]	Class R2[1]	Class R4[1]	Class R6[1]	Class 1[1]	Index 1	Index 2	Index 3
Inception	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16
Average annual total returns
1-year	13.89	14.07	14.16	14.38	14.35	16.23	0.49	14.00
Since inception	13.83	14.11	14.17	14.40	14.31	16.27	2.42	14.57
Cumulative returns
Since inception	20.27	20.69	20.78	21.13	20.99	23.95	3.46	21.38

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R1	Class R2	Class R4	Class R6	Class 1
Gross (%)	2.38	2.13	1.98	1.63	1.66
Net (%)	1.12	0.87	0.62	0.37	0.42

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors, as described in the portfolio's prospectuses.
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       9

Multi-Index 2055 Preservation Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2055 Preservation Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Index 3 is 57.40% Russell 3000 Index, 24.60% MSCI AC World ex-US Index, 18.00% Bloomberg Barclays U.S. Aggregate Bond Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated investment companies	71.6
Equity	70.7
Fixed income	0.9
Unaffiliated investment companies/ Exchange-traded funds	28.3
Fixed income	17.1
Equity	11.2
Short-term investments	0.1
Money market funds	0.1

As a percentage of total investments.

PERFORMANCE CHART

Total returns for the period ended 8-31-17 (%)

	Class R1[1]	Class R2[1]	Class R4[1]	Class R6[1]	Class 1[1]	Index 1	Index 2	Index 3
Inception	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14
Average annual total returns
1-year	13.85	14.11	14.21	14.38	14.34	16.23	0.49	14.00
Since inception	6.79	7.05	7.20	7.39	7.32	10.84	3.21	7.66
Cumulative returns
Since inception	25.31	26.38	26.97	27.74	27.46	42.43	11.45	28.86

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R1	Class R2	Class R4	Class R6	Class 1
Gross (%)	1.57	1.32	1.17	0.82	0.85
Net (%)	1.13	0.88	0.63	0.38	0.43

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       10

Multi-Index 2050 Preservation Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2050 Preservation Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Index 3 is 57.40% Russell 3000 Index, 24.60% MSCI AC World ex-US Index, 18.00% Bloomberg Barclays U.S. Aggregate Bond Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated investment companies	71.6
Equity	70.7
Fixed income	0.9
Unaffiliated investment companies/ Exchange-traded funds	28.4
Fixed income	17.1
Equity	11.3

As a percentage of total investments.

PERFORMANCE CHART

Total returns for the period ended 8-31-17 (%)

	Class R1[1,2]	Class R2[1,2]	Class R4[1,3]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3
Inception	4-29-11	4-29-11	4-29-11	4-29-11	4-29-11	4-29-11	4-29-11	4-29-11
Average annual total returns
1-year	13.60	13.96	14.14	14.38	14.33	16.23	0.49	14.00
5-year	8.89	9.18	9.40	9.64	9.59	14.34	2.19	10.55
Since inception	6.99	6.54	7.61	7.52	7.78	12.26	3.30	8.39
Cumulative returns
5-year	53.07	55.12	56.69	58.44	58.08	95.43	11.44	65.15
Since inception	53.48	49.43	59.23	58.42	60.81	108.18	22.86	66.72

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R1	Class R2	Class R4	Class R6	Class 1
Gross (%)	1.44	1.19	1.04	0.69	0.72
Net (%)	1.13	0.88	0.63	0.38	0.43

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class R1, Class R2, and Class R6 shares were first offered on 9-4-12. The returns prior to this date are those of Class 1 shares that have been recalculated to apply the gross fees and expenses of Class R1, Class R2, and Class R6 shares, as applicable.
3	Class R4 shares were first offered on 5-1-12. The returns prior to this date are those of Class 1 shares, which have lower expenses than Class R4. Had the returns reflected Class R4 expenses, returns would be lower.
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       11

Multi-Index 2045 Preservation Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2045 Preservation Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Index 3 is 57.05% Russell 3000 Index, 24.45% MSCI AC World ex-US Index, 18.50% Bloomberg Barclays U.S. Aggregate Bond Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated investment companies	71.1
Equity	70.4
Fixed income	0.7
Unaffiliated investment companies/ Exchange-traded funds	28.9
Fixed income	17.7
Equity	11.2

As a percentage of total investments.

PERFORMANCE CHART

Total returns for the period ended 8-31-17 (%)

	Class R1[1,2]	Class R2[1,2]	Class R4[1,3]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3
Inception	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10
Average annual total returns
1-year	13.47	13.88	14.19	14.35	14.30	16.23	0.49	13.93
5-year	8.85	9.14	9.44	9.67	9.61	14.34	2.19	10.54
Since inception	7.57	6.87	8.50	7.46	8.62	12.63	3.60	9.31
Cumulative returns
5-year	52.81	54.86	57.01	58.62	58.18	95.43	11.44	65.06
Since inception	70.83	62.88	81.99	69.63	83.52	139.42	29.61	92.24

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R1	Class R2	Class R4	Class R6	Class 1
Gross (%)	1.42	1.18	1.03	0.68	0.71
Net (%)	1.12	0.87	0.62	0.37	0.42

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class R1, Class R2, and Class R6 shares were first offered on 9-4-12. The returns prior to this date are those of Class 1 shares that have been recalculated to apply the gross fees and expenses of Class R1, Class R2, and Class R6 shares, as applicable.
3	Class R4 shares were first offered on 5-1-12. The returns prior to this date are those of Class 1 shares, which have lower expenses than Class R4. Had the returns reflected Class R4 expenses, returns would be lower.
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       12

Multi-Index 2040 Preservation Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2040 Preservation Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Index 3 is 54.60% Russell 3000 Index, 23.40% MSCI AC World ex-US Index, 22.00% Bloomberg Barclays U.S. Aggregate Bond Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated investment companies	68.3
Equity	67.7
Fixed income	0.6
Unaffiliated investment companies/ Exchange-traded funds	31.7
Fixed income	20.6
Equity	11.1

As a percentage of total investments.

PERFORMANCE CHART

Total returns for the period ended 8-31-17 (%)

	Class R1[1,2]	Class R2[1,2]	Class R4[1,3]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3
Inception	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10
Average annual total returns
1-year	13.15	13.51	13.72	13.90	13.83	16.23	0.49	13.24
5-year	8.78	9.02	9.29	9.50	9.47	14.34	2.19	10.33
Since inception	7.53	7.10	8.40	7.42	8.53	12.63	3.60	9.17
Cumulative returns
5-year	52.32	53.98	55.89	57.45	57.20	95.43	11.44	63.51
Since inception	70.33	65.44	80.82	69.05	82.34	139.42	29.61	90.38

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R1	Class R2	Class R4	Class R6	Class 1
Gross (%)	1.42	1.17	1.02	0.67	0.70
Net (%)	1.11	0.86	0.61	0.36	0.41

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class R1, Class R2, and Class R6 shares were first offered on 9-4-12. The returns prior to this date are those of Class 1 shares that have been recalculated to apply the gross fees and expenses of Class R1, Class R2, and Class R6 shares, as applicable.
3	Class R4 shares were first offered on 5-1-12. The returns prior to this date are those of Class 1 shares, which have lower expenses than Class R4. Had the returns reflected Class R4 expenses, returns would be lower.
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       13

Multi-Index 2035 Preservation Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2035 Preservation Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Index 3 is 49.70% Russell 3000 Index, 21.30% MSCI AC World ex-US Index, 29.00% Bloomberg Barclays U.S. Aggregate Bond Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated investment companies	63.0
Equity	61.7
Fixed income	1.3
Unaffiliated investment companies/ Exchange-traded funds	37.0
Fixed income	27.0
Equity	10.0

As a percentage of total investments.

PERFORMANCE CHART

Total returns for the period ended 8-31-17 (%)

	Class R1[1,2]	Class R2[1,2]	Class R4[1,3]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3
Inception	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10
Average annual total returns
1-year	12.02	12.22	12.61	12.84	12.80	16.23	0.49	12.20
5-year	8.28	8.52	8.85	9.07	9.01	14.34	2.19	9.87
Since inception	7.24	6.83	8.10	7.56	8.22	12.63	3.60	8.86
Cumulative returns
5-year	48.82	50.51	52.78	54.36	53.92	95.43	11.44	60.11
Since inception	67.00	62.42	77.08	70.72	78.58	139.42	29.61	86.46

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R1	Class R2	Class R4	Class R6	Class 1
Gross (%)	1.42	1.17	1.02	0.67	0.70
Net (%)	1.11	0.86	0.61	0.36	0.41

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class R1, Class R2, and Class R6 shares were first offered on 9-4-12. The returns prior to this date are those of Class 1 shares that have been recalculated to apply the gross fees and expenses of Class R1, Class R2, and Class R6 shares, as applicable.
3	Class R4 shares were first offered on 5-1-12. The returns prior to this date are those of Class 1 shares, which have lower expenses than Class R4. Had the returns reflected Class R4 expenses, returns would be lower.
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       14

Multi-Index 2030 Preservation Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2030 Preservation Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Index 3 is 41.30% Russell 3000 Index, 17.70% MSCI AC World ex-US Index, 41.00% Bloomberg Barclays U.S. Aggregate Bond Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated investment companies	52.3
Equity	51.1
Fixed income	1.2
Unaffiliated investment companies/ Exchange-traded funds	47.7
Fixed income	38.7
Equity	9.0

As a percentage of total investments.

PERFORMANCE CHART

Total returns for the period ended 8-31-17 (%)

	Class R1[1,2]	Class R2[1,2]	Class R4[1,3]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3
Inception	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10
Average annual total returns
1-year	10.14	10.42	10.73	10.96	10.83	16.23	0.49	10.23
5-year	7.42	7.66	7.99	8.19	8.14	14.34	2.19	8.95
Since inception	6.68	6.44	7.53	7.08	7.65	12.63	3.60	8.25
Cumulative returns
5-year	43.04	44.62	46.83	48.25	47.91	95.43	11.44	53.48
Since inception	60.79	58.14	70.34	65.21	71.74	139.42	29.61	78.94

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R1	Class R2	Class R4	Class R6	Class 1
Gross (%)	1.42	1.17	1.01	0.66	0.70
Net (%)	1.11	0.86	0.61	0.36	0.41

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class R1, Class R2, and Class R6 shares were first offered on 9-4-12. The returns prior to this date are those of Class 1 shares that have been recalculated to apply the gross fees and expenses of Class R1, Class R2, and Class R6 shares, as applicable.
3	Class R4 shares were first offered on 5-1-12. The returns prior to this date are those of Class 1 shares, which have lower expenses than Class R4. Had the returns reflected Class R4 expenses, returns would be lower.
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       15

Multi-Index 2025 Preservation Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2025 Preservation Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Index 3 is 28.00% Russell 3000 Index, 12.00% MSCI AC World ex-US Index, 60.00% Bloomberg Barclays U.S. Aggregate Bond Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated investment companies	36.4
Equity	34.5
Fixed income	1.9
Unaffiliated investment companies/ Exchange-traded funds	63.6
Fixed income	56.9
Equity	6.7

As a percentage of total investments.

PERFORMANCE CHART

Total returns for the period ended 8-31-17 (%)

	Class R1[1,2]	Class R2[1,2]	Class R4[1,3]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3
Inception	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10
Average annual total returns
1-year	7.03	7.47	7.64	7.84	7.79	16.23	0.49	7.09
5-year	5.91	6.26	6.49	6.70	6.65	14.34	2.19	7.37
Since inception	5.71	5.55	6.54	6.24	6.66	12.63	3.60	7.19
Cumulative returns
5-year	33.28	35.49	36.93	38.27	37.95	95.43	11.44	42.68
Since inception	50.34	48.68	59.18	55.98	60.52	139.42	29.61	66.44

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R1	Class R2	Class R4	Class R6	Class 1
Gross (%)	1.41	1.16	1.01	0.66	0.69
Net (%)	1.10	0.85	0.60	0.35	0.40

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class R1, Class R2, and Class R6 shares were first offered on 9-4-12. The returns prior to this date are those of Class 1 shares that have been recalculated to apply the gross fees and expenses of Class R1, Class R2, and Class R6 shares, as applicable.
3	Class R4 shares were first offered on 5-1-12. The returns prior to this date are those of Class 1 shares, which have lower expenses than Class R4. Had the returns reflected Class R4 expenses, returns would be lower.
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       16

Multi-Index 2020 Preservation Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2020 Preservation Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Index 3 is 12.60% Russell 3000 Index, 5.40% MSCI AC World ex-US Index, 82.00% Bloomberg Barclays U.S. Aggregate Bond Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated investment companies	19.2
Equity	17.4
Fixed income	1.8
Unaffiliated investment companies/ Exchange-traded funds	80.8
Fixed income	77.1
Equity	3.7

As a percentage of total investments.

PERFORMANCE CHART

Total returns for the period ended 8-31-17 (%)

	Class R1[1,2]	Class R2[1,2]	Class R4[1,3]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3
Inception	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10
Average annual total returns
1-year	3.94	4.16	4.50	4.61	4.56	16.23	0.49	3.56
5-year	4.14	4.31	4.62	4.82	4.75	14.34	2.19	5.33
Since inception	4.47	4.20	5.24	4.85	5.34	12.63	3.60	5.81
Cumulative returns
5-year	22.46	23.49	25.34	26.53	26.14	95.43	11.44	29.66
Since inception	37.82	35.22	45.47	41.60	46.54	139.42	29.61	51.37

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R1	Class R2	Class R4	Class R6	Class 1
Gross (%)	1.41	1.16	1.01	0.66	0.69
Net (%)	1.08	0.83	0.58	0.33	0.38

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class R1, Class R2, and Class R6 shares were first offered on 9-4-12. The returns prior to this date are those of Class 1 shares that have been recalculated to apply the gross fees and expenses of Class R1, Class R2, and Class R6 shares, as applicable.
3	Class R4 shares were first offered on 5-1-12. The returns prior to this date are those of Class 1 shares, which have lower expenses than Class R4. Had the returns reflected Class R4 expenses, returns would be lower.
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       17

Multi-Index Income Preservation Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index Income Preservation Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Index 3 is 5.60% Russell 3000 Index, 2.40% MSCI AC World ex-US Index, 92.00% Bloomberg Barclays U.S. Aggregate Bond Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated investment companies	7.5
Equity	5.5
Fixed income	2.0
Unaffiliated investment companies/ Exchange-traded funds	92.5
Fixed income	86.0
Equity	6.5

As a percentage of total investments.

PERFORMANCE CHART

Total returns for the period ended 8-31-17 (%)

	Class R1[1,2]	Class R2[1,2]	Class R4[1,3]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3
Inception	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10
Average annual total returns
1-year	2.08	2.34	2.55	2.73	2.68	16.23	0.49	1.75
5-year	2.24	2.47	2.70	2.89	2.86	14.34	2.19	3.43
Since inception	3.07	2.93	3.86	3.31	3.98	12.63	3.60	4.47
Cumulative returns
5-year	11.71	12.99	14.25	15.31	15.14	95.43	11.44	18.38
Since inception	24.87	23.61	32.02	26.98	33.17	139.42	29.61	37.81

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R1	Class R2	Class R4	Class R6	Class 1
Gross (%)	1.46	1.21	1.06	0.71	0.74
Net (%)	1.09	0.84	0.59	0.34	0.39

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class R1, Class R2, and Class R6 shares were first offered on 9-4-12. The returns prior to this date are those of Class 1 shares that have been recalculated to apply the gross fees and expenses of Class R1, Class R2, and Class R6 shares, as applicable.
3	Class R4 shares were first offered on 5-1-12. The returns prior to this date are those of Class 1 shares, which have lower expenses than Class R4. Had the returns reflected Class R4 expenses, returns would be lower.
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       18

Your expenses

As a shareholder of a John Hancock Funds II Multi-Index Preservation Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchases or redemptions, and (2) ongoing costs, including management fees, distribution and service (Rule 12b-1) fees, and other portfolio expenses. In addition to the operating expenses that each portfolio bears directly, the portfolio indirectly bears a pro rata share of the operating expenses of the underlying funds in which the portfolio invests. Because underlying funds have varied operating expenses and transaction costs, and a portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would have been higher than the amounts shown.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in a portfolio so you can compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 at the beginning of the period and held for the entire period ( March 1, 2017 through August 31, 2017).

Actual expenses:

The first line of each share class in the tables on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the tables on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. See the portfolios' prospectuses for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       19

SHAREHOLDER EXPENSE EXAMPLE CHART

		Beginning account value 3-1-2017	Ending account value 8-31-2017	Expenses paid during period[1] 3-1-2017-8-31-2017	Annualized expense ratio[2]
Multi-Index 2060 Preservation Portfolio
Class R1	Actual	$1,000.00	$1,066.40	$2.60	0.50%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.70	2.55	0.50%
Class R2	Actual	1,000.00	1,068.20	1.30	0.25%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	1.28	0.25%
Class R4	Actual	1,000.00	1,068.20	0.78	0.15%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.40	0.77	0.15%
Class R6	Actual	1,000.00	1,069.10	0.00	0.00%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.20	0.00	0.00%
Class 1	Actual	1,000.00	1,068.20	0.26	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.00	0.26	0.05%
Multi-Index 2055 Preservation Portfolio
Class R1	Actual	$1,000.00	$1,066.80	$2.60	0.50%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.70	2.55	0.50%
Class R2	Actual	1,000.00	1,067.60	1.35	0.26%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	1.33	0.26%
Class R4	Actual	1,000.00	1,068.50	0.83	0.16%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.40	0.82	0.16%
Class R6	Actual	1,000.00	1,068.50	0.00	0.00%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.20	0.00	0.00%
Class 1	Actual	1,000.00	1,068.50	0.26	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.00	0.26	0.05%
Multi-Index 2050 Preservation Portfolio
Class R1	Actual	$1,000.00	$1,064.50	$3.64	0.70%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.70	3.57	0.70%
Class R2	Actual	1,000.00	1,066.90	2.08	0.40%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.20	2.04	0.40%
Class R4	Actual	1,000.00	1,067.60	1.67	0.32%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.63	0.32%
Class R6	Actual	1,000.00	1,069.50	0.00	0.00%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.20	0.00	0.00%
Class 1	Actual	1,000.00	1,068.60	0.26	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.00	0.26	0.05%
Multi-Index 2045 Preservation Portfolio
Class R1	Actual	$1,000.00	$1,064.50	$3.80	0.73%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.72	0.73%
Class R2	Actual	1,000.00	1,066.60	2.60	0.50%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.70	2.55	0.50%
Class R4	Actual	1,000.00	1,067.80	0.83	0.16%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.40	0.82	0.16%
Class R6	Actual	1,000.00	1,069.60	0.00	0.00%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.20	0.00	0.00%
Class 1	Actual	1,000.00	1,068.90	0.26	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.00	0.26	0.05%

ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       20

SHAREHOLDER EXPENSE EXAMPLE CHART (continued)

		Beginning account value 3-1-2017	Ending account value 8-31-2017	Expenses paid during period[1] 3-1-2017-8-31-2017	Annualized expense ratio[2]
Multi-Index 2040 Preservation Portfolio
Class R1	Actual	$1,000.00	$1,063.40	$3.59	0.69%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.70	3.52	0.69%
Class R2	Actual	1,000.00	1,065.60	2.19	0.42%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.10	2.14	0.42%
Class R4	Actual	1,000.00	1,066.10	0.89	0.17%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.30	0.87	0.17%
Class R6	Actual	1,000.00	1,067.90	0.00	0.00%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.20	0.00	0.00%
Class 1	Actual	1,000.00	1,067.10	0.26	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.00	0.26	0.05%
Multi-Index 2035 Preservation Portfolio
Class R1	Actual	$1,000.00	$1,060.10	$3.48	0.67%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.80	3.41	0.67%
Class R2	Actual	1,000.00	1,060.90	2.34	0.45%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.90	2.29	0.45%
Class R4	Actual	1,000.00	1,062.90	0.78	0.15%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.40	0.77	0.15%
Class R6	Actual	1,000.00	1,063.80	0.00	0.00%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.20	0.00	0.00%
Class 1	Actual	1,000.00	1,063.90	0.16	0.03%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.10	0.15	0.03%
Multi-Index 2030 Preservation Portfolio
Class R1	Actual	$1,000.00	$1,054.50	$3.47	0.67%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.80	3.41	0.67%
Class R2	Actual	1,000.00	1,055.30	2.64	0.51%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.60	2.60	0.51%
Class R4	Actual	1,000.00	1,056.50	0.93	0.18%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.30	0.92	0.18%
Class R6	Actual	1,000.00	1,057.60	0.16	0.03%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.10	0.15	0.03%
Class 1	Actual	1,000.00	1,057.60	0.31	0.06%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.31	0.06%
Multi-Index 2025 Preservation Portfolio
Class R1	Actual	$1,000.00	$1,043.30	$4.38	0.85%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.33	0.85%
Class R2	Actual	1,000.00	1,044.90	2.16	0.42%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.10	2.14	0.42%
Class R4	Actual	1,000.00	1,046.40	1.29	0.25%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	1.28	0.25%
Class R6	Actual	1,000.00	1,047.30	0.52	0.10%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.51	0.10%
Class 1	Actual	1,000.00	1,046.50	0.67	0.13%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.66	0.13%

ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       21

SHAREHOLDER EXPENSE EXAMPLE CHART (continued)

		Beginning account value 3-1-2017	Ending account value 8-31-2017	Expenses paid during period[1] 3-1-2017-8-31-2017	Annualized expense ratio[2]
Multi-Index 2020 Preservation Portfolio
Class R1	Actual	$1,000.00	$1,031.60	$4.40	0.86%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.38	0.86%
Class R2	Actual	1,000.00	1,032.50	3.33	0.65%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.31	0.65%
Class R4	Actual	1,000.00	1,035.00	1.64	0.32%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.63	0.32%
Class R6	Actual	1,000.00	1,035.10	0.82	0.16%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.40	0.82	0.16%
Class 1	Actual	1,000.00	1,035.10	1.03	0.20%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.20	1.02	0.20%
Multi-Index Income Preservation Portfolio
Class R1	Actual	$1,000.00	$1,021.40	$4.03	0.79%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	4.02	0.79%
Class R2	Actual	1,000.00	1,023.30	2.86	0.56%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.40	2.85	0.56%
Class R4	Actual	1,000.00	1,024.20	1.68	0.33%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.50	1.68	0.33%
Class R6	Actual	1,000.00	1,024.20	0.97	0.19%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.20	0.97	0.19%
Class 1	Actual	1,000.00	1,024.20	1.12	0.22%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.10	1.12	0.22%

1	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184) and divided by 365 (to reflect the one-half year period).
2	The portfolios' expense ratios do not include fees and expenses indirectly incurred by the underlying funds and can vary based on the mix of underlying funds held by the portfolios. The range of expense ratios of the underlying funds held by the portfolios was as follows:

Period ended	Multi-Index 2060 Preservation Portfolio	Multi-Index 2055 Preservation Portfolio	Multi-Index 2050 Preservation Portfolio	Multi-Index 2045 Preservation Portfolio	Multi-Index 2040 Preservation Portfolio	Multi-Index 2035 Preservation Portfolio	Multi-Index 2030 Preservation Portfolio	Multi-Index 2025 Preservation Portfolio	Multi-Index 2020 Preservation Portfolio	Multi-Index Income Preservation Portfolio
8-31-17	0.05%- 0.65%	0.05%- 0.65%	0.05%- 0.65%	0.05%- 0.65%	0.05%- 0.65%	0.05%- 0.65%	0.05%- 0.65%	0.05%- 0.65%	0.05%- 0.65%	0.05%- 0.65%

ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       22

Portfolios' investments
MULTI-INDEX 2060 PRESERVATION PORTFOLIO

As of 8-31-17
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (A) - 71.5%
Equity - 70.6%
Strategic Equity Allocation, Class NAV (JHAM) (B)(C)	1,335,554	$18,684,394
Fixed income - 0.9%
Short Term Government Income, Class NAV (JHAM) (B)(C)	24,307	231,164

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $17,775,534)		$18,915,558
UNAFFILIATED INVESTMENT COMPANIES - 28.3%
Exchange-traded funds - 28.3%
Financial Select Sector SPDR Fund	7,651	188,980
iShares Edge MSCI Min Vol USA ETF	13,346	671,304
iShares iBoxx $ Investment Grade Corporate Bond ETF	1,079	131,217
PowerShares Senior Loan Portfolio	22,670	524,584
SPDR Bloomberg Barclays High Yield Bond ETF	38,776	1,444,794
Vanguard Dividend Appreciation ETF	4,814	447,750
Vanguard Energy ETF	1,974	169,211
Vanguard FTSE Emerging Markets ETF	15,136	670,525
Vanguard Health Care ETF	1,512	228,403
Vanguard Information Technology ETF	2,484	375,630
Vanguard Intermediate-Term Corporate Bond ETF	6,369	564,102
Vanguard Materials ETF	457	56,759
Vanguard REIT ETF	1,980	166,400
Vanguard Total Bond Market ETF	22,170	1,829,469

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $7,196,481)		$7,469,128
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.9295% (D)	5	5

TOTAL SHORT-TERM INVESTMENTS (Cost $5)		$5
Total investments (Cost $24,972,020) - 99.8%		$26,384,691
Other assets and liabilities, net - 0.2%		65,377
TOTAL NET ASSETS - 100.0%		$26,450,068
MULTI-INDEX 2055 PRESERVATION PORTFOLIO

As of 8-31-17
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (A) - 71.6%
Equity - 70.7%
Strategic Equity Allocation, Class NAV (JHAM) (B)(C)	10,654,746	$149,059,897
Fixed income - 0.9%
Short Term Government Income, Class NAV (JHAM) (B)(C)	193,252	1,837,829

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $138,513,805)		$150,897,726
	Shares	Value

UNAFFILIATED INVESTMENT COMPANIES - 28.4%
Exchange-traded funds - 28.4%
Financial Select Sector SPDR Fund	61,397	$1,516,506
iShares Edge MSCI Min Vol USA ETF	106,969	5,380,541
iShares iBoxx $ Investment Grade Corporate Bond ETF	8,650	1,051,927
PowerShares Senior Loan Portfolio	181,692	4,204,353
SPDR Bloomberg Barclays High Yield Bond ETF	310,790	11,580,035
Vanguard Dividend Appreciation ETF	38,681	3,597,720
Vanguard Energy ETF	15,827	1,356,690
Vanguard FTSE Emerging Markets ETF	121,769	5,394,367
Vanguard Health Care ETF	12,227	1,847,011
Vanguard Information Technology ETF	20,042	3,030,751
Vanguard Intermediate-Term Corporate Bond ETF	51,049	4,521,410
Vanguard Materials ETF	3,662	454,820
Vanguard REIT ETF	15,885	1,334,974
Vanguard Total Bond Market ETF	177,684	14,662,484

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $55,835,775)		$59,933,589
SHORT-TERM INVESTMENTS - 0.1%
Money market funds - 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.9295% (D)	152,203	152,203

TOTAL SHORT-TERM INVESTMENTS (Cost $152,203)		$152,203
Total investments (Cost $194,501,783) - 100.1%		$210,983,518
Other assets and liabilities, net - (0.1%)		(300,036)
TOTAL NET ASSETS - 100.0%		$210,683,482
MULTI-INDEX 2050 PRESERVATION PORTFOLIO

As of 8-31-17
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (A) - 71.6%
Equity - 70.7%
Strategic Equity Allocation, Class NAV (JHAM) (B)(C)	29,530,704	$413,134,545
Fixed income - 0.9%
Short Term Government Income, Class NAV (JHAM) (B)(C)	535,968	5,097,056

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $353,398,411)		$418,231,601
UNAFFILIATED INVESTMENT COMPANIES - 28.5%
Exchange-traded funds - 28.5%
Financial Select Sector SPDR Fund	170,417	4,209,300
iShares Edge MSCI Min Vol USA ETF	296,840	14,931,052
iShares iBoxx $ Investment Grade Corporate Bond ETF	24,030	2,922,288
PowerShares Senior Loan Portfolio	503,893	11,660,084
SPDR Bloomberg Barclays High Yield Bond ETF	862,874	32,150,685
Vanguard Dividend Appreciation ETF	107,279	9,978,020
Vanguard Energy ETF	43,894	3,762,594
Vanguard FTSE Emerging Markets ETF	336,438	14,904,203
Vanguard Health Care ETF	33,792	5,104,620
Vanguard Information Technology ETF	55,646	8,414,788
23	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Exchange-traded funds - (continued)
Vanguard Intermediate-Term Corporate Bond ETF	141,758	$12,555,506
Vanguard Materials ETF	10,165	1,262,493
Vanguard REIT ETF	44,095	3,705,745
Vanguard Total Bond Market ETF	493,274	40,704,970

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $152,164,353)		$166,266,348
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.9295% (D)	1,006	1,006

TOTAL SHORT-TERM INVESTMENTS (Cost $1,006)		$1,006
Total investments (Cost $505,563,770) - 100.1%		$584,498,955
Other assets and liabilities, net - (0.1%)		(438,145)
TOTAL NET ASSETS - 100.0%		$584,060,810
MULTI-INDEX 2045 PRESERVATION PORTFOLIO

As of 8-31-17
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (A) - 71.1%
Equity - 70.4%
Strategic Equity Allocation, Class NAV (JHAM) (B)(C)	37,856,799	$529,616,620
Fixed income - 0.7%
Short Term Government Income, Class NAV (JHAM) (B)(C)	528,490	5,025,935

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $439,393,557)		$534,642,555
UNAFFILIATED INVESTMENT COMPANIES - 28.9%
Exchange-traded funds - 28.9%
Financial Select Sector SPDR Fund	216,140	5,338,658
iShares Edge MSCI Min Vol USA ETF	378,610	19,044,083
iShares iBoxx $ Investment Grade Corporate Bond ETF	47,614	5,790,337
PowerShares Senior Loan Portfolio	662,499	15,330,227
SPDR Bloomberg Barclays High Yield Bond ETF	1,140,046	42,478,114
SPDR Bloomberg Barclays Short Term Corporate Bond ETF	124,835	3,836,180
Vanguard Dividend Appreciation ETF	136,061	12,655,034
Vanguard Energy ETF	55,812	4,784,205
Vanguard FTSE Emerging Markets ETF	427,799	18,951,496
Vanguard Health Care ETF	43,053	6,503,586
Vanguard Information Technology ETF	70,982	10,733,898
Vanguard Intermediate-Term Bond ETF	58,997	5,050,733
Vanguard Intermediate-Term Corporate Bond ETF	178,222	15,785,123
Vanguard Materials ETF	12,957	1,609,259
Vanguard REIT ETF	56,025	4,708,341
Vanguard Total Bond Market ETF	548,546	45,266,016

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $197,014,477)		$217,865,290
	Shares	Value

SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.9295% (D)	1,006	$1,006

TOTAL SHORT-TERM INVESTMENTS (Cost $1,006)		$1,006
Total investments (Cost $636,409,040) - 100.0%		$752,508,851
Other assets and liabilities, net - (0.0%)		(220,393)
TOTAL NET ASSETS - 100.0%		$752,288,458
MULTI-INDEX 2040 PRESERVATION PORTFOLIO

As of 8-31-17
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (A) - 68.4%
Equity - 67.8%
Strategic Equity Allocation, Class NAV (JHAM) (B)(C)	47,601,262	$665,941,655
Fixed income - 0.6%
Short Term Government Income, Class NAV (JHAM) (B)(C)	638,114	6,068,469

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $547,750,342)		$672,010,124
UNAFFILIATED INVESTMENT COMPANIES - 31.7%
Exchange-traded funds - 31.7%
Financial Select Sector SPDR Fund	275,861	6,813,767
iShares Edge MSCI Min Vol USA ETF	482,226	24,255,968
iShares iBoxx $ Investment Grade Corporate Bond ETF	72,408	8,805,537
PowerShares Senior Loan Portfolio	885,262	20,484,963
SPDR Bloomberg Barclays High Yield Bond ETF	1,303,692	48,575,564
SPDR Bloomberg Barclays Short Term Corporate Bond ETF	453,517	13,936,577
Vanguard Dividend Appreciation ETF	174,434	16,224,106
Vanguard Energy ETF	71,358	6,116,808
Vanguard FTSE Emerging Markets ETF	580,800	25,729,440
Vanguard Health Care ETF	55,030	8,312,832
Vanguard Information Technology ETF	89,715	13,566,702
Vanguard Intermediate-Term Bond ETF	236,190	20,220,226
Vanguard Intermediate-Term Corporate Bond ETF	240,085	21,264,328
Vanguard Materials ETF	16,587	2,060,105
Vanguard REIT ETF	71,624	6,019,281
Vanguard Total Bond Market ETF	844,405	69,680,301

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $284,853,700)		$312,066,505
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.9295% (D)	1,006	1,006

TOTAL SHORT-TERM INVESTMENTS (Cost $1,006)		$1,006
Total investments (Cost $832,605,048) - 100.1%		$984,077,635
Other assets and liabilities, net - (0.1%)		(922,800)
TOTAL NET ASSETS - 100.0%		$983,154,835
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	24

MULTI-INDEX 2035 PRESERVATION PORTFOLIO

As of 8-31-17
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (A) - 63.0%
Equity - 61.8%
Strategic Equity Allocation, Class NAV (JHAM) (B)(C)	55,728,319	$779,639,180
Fixed income - 1.2%
Short Term Government Income, Class NAV (JHAM) (B)(C)	1,557,434	14,811,201

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $634,211,454)		$794,450,381
UNAFFILIATED INVESTMENT COMPANIES - 37.1%
Exchange-traded funds - 37.1%
Financial Select Sector SPDR Fund	319,352	7,887,994
iShares Edge MSCI Min Vol USA ETF	554,820	27,907,446
iShares iBoxx $ Investment Grade Corporate Bond ETF	117,600	14,301,336
PowerShares Senior Loan Portfolio	1,170,893	27,094,464
SPDR Bloomberg Barclays High Yield Bond ETF	1,534,347	57,169,769
SPDR Bloomberg Barclays Short Term Corporate Bond ETF	1,411,942	43,388,978
Vanguard Dividend Appreciation ETF	200,693	18,666,456
Vanguard Energy ETF	82,356	7,059,556
Vanguard FTSE Emerging Markets ETF	684,702	30,332,298
Vanguard Health Care ETF	63,712	9,624,335
Vanguard Information Technology ETF	105,164	15,902,900
Vanguard Intermediate-Term Bond ETF	407,979	34,927,082
Vanguard Intermediate-Term Corporate Bond ETF	635,789	56,311,832
Vanguard Materials ETF	19,074	2,368,991
Vanguard REIT ETF	82,746	6,953,974
Vanguard Short-Term Corporate Bond ETF	46,564	3,742,349
Vanguard Total Bond Market ETF	1,266,047	104,474,198

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $435,293,636)		$468,113,958
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.9295% (D)	292,388	292,388

TOTAL SHORT-TERM INVESTMENTS (Cost $292,388)		$292,388
Total investments (Cost $1,069,797,478) - 100.1%		$1,262,856,727
Other assets and liabilities, net - (0.1%)		(1,582,535)
TOTAL NET ASSETS - 100.0%		$1,261,274,192
MULTI-INDEX 2030 PRESERVATION PORTFOLIO

As of 8-31-17
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (A) - 52.3%
Equity - 51.1%
Strategic Equity Allocation, Class NAV (JHAM) (B)(C)	54,296,879	$759,613,331
	Shares	Value
Fixed income - 1.2%
Short Term Government Income, Class NAV (JHAM) (B)(C)	1,854,041	$17,631,930

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $606,395,253)		$777,245,261
UNAFFILIATED INVESTMENT COMPANIES - 47.8%
Exchange-traded funds - 47.8%
Financial Select Sector SPDR Fund	304,605	7,523,744
iShares Edge MSCI Min Vol USA ETF	599,726	30,166,218
iShares iBoxx $ Investment Grade Corporate Bond ETF	229,555	27,916,184
PowerShares Senior Loan Portfolio	1,395,948	32,302,237
SPDR Bloomberg Barclays High Yield Bond ETF	1,620,673	60,386,276
SPDR Bloomberg Barclays Short Term Corporate Bond ETF	1,420,357	43,647,571
Vanguard Dividend Appreciation ETF	216,905	20,174,334
Vanguard Energy ETF	78,559	6,734,077
Vanguard FTSE Emerging Markets ETF	811,103	35,931,863
Vanguard Health Care ETF	60,643	9,160,732
Vanguard Information Technology ETF	99,611	15,063,175
Vanguard Intermediate-Term Bond ETF	807,800	69,155,758
Vanguard Intermediate-Term Corporate Bond ETF	975,868	86,432,629
Vanguard Materials ETF	18,217	2,262,551
Vanguard REIT ETF	78,938	6,633,949
Vanguard Short-Term Bond ETF	612,018	49,071,603
Vanguard Short-Term Corporate Bond ETF	543,568	43,686,560
Vanguard Total Bond Market ETF	1,984,048	163,723,640

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $673,190,414)		$709,973,101
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.9295% (D)	1,006	1,006

TOTAL SHORT-TERM INVESTMENTS (Cost $1,006)		$1,006
Total investments (Cost $1,279,586,673) - 100.1%		$1,487,219,368
Other assets and liabilities, net - (0.1%)		(1,039,924)
TOTAL NET ASSETS - 100.0%		$1,486,179,444
MULTI-INDEX 2025 PRESERVATION PORTFOLIO

As of 8-31-17
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (A) - 36.5%
Equity - 34.6%
Strategic Equity Allocation, Class NAV (JHAM) (B)(C)	36,848,373	$515,508,732
Fixed income - 1.9%
Short Term Government Income, Class NAV (JHAM) (B)(C)	2,974,788	28,290,236

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $406,890,398)		$543,798,968
UNAFFILIATED INVESTMENT COMPANIES - 63.6%
Exchange-traded funds - 63.6%
Financial Select Sector SPDR Fund	219,426	5,419,822
iShares Edge MSCI Min Vol USA ETF	499,821	25,140,996
25	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Exchange-traded funds - (continued)
iShares iBoxx $ Investment Grade Corporate Bond ETF	305,254	$37,121,939
PowerShares Senior Loan Portfolio	1,373,912	31,792,324
SPDR Bloomberg Barclays High Yield Bond ETF	1,377,283	51,317,565
SPDR Bloomberg Barclays Short Term Corporate Bond ETF	2,294,247	70,502,210
Vanguard Dividend Appreciation ETF	180,397	16,778,725
Vanguard Energy ETF	56,580	4,850,038
Vanguard FTSE Emerging Markets ETF	554,704	24,573,387
Vanguard Health Care ETF	43,394	6,555,098
Vanguard Information Technology ETF	70,832	10,711,215
Vanguard Intermediate-Term Bond ETF	885,034	75,767,761
Vanguard Intermediate-Term Corporate Bond ETF	1,755,190	155,457,178
Vanguard Materials ETF	13,072	1,623,542
Vanguard REIT ETF	56,807	4,774,060
Vanguard Short-Term Bond ETF	1,315,958	105,513,512
Vanguard Short-Term Corporate Bond ETF	878,111	70,573,781
Vanguard Total Bond Market ETF	3,031,461	250,156,163

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $916,349,901)		$948,629,316
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.9295% (D)	1,006	1,006

TOTAL SHORT-TERM INVESTMENTS (Cost $1,006)		$1,006
Total investments (Cost $1,323,241,305) - 100.1%		$1,492,429,290
Other assets and liabilities, net - (0.1%)		(1,163,664)
TOTAL NET ASSETS - 100.0%		$1,491,265,626
MULTI-INDEX 2020 PRESERVATION PORTFOLIO

As of 8-31-17
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (A) - 19.2%
Equity - 17.4%
Strategic Equity Allocation, Class NAV (JHAM) (B)(C)	11,091,869	$155,175,250
Fixed income - 1.8%
Short Term Government Income, Class NAV (JHAM) (B)(C)	1,695,627	16,125,415

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $126,711,183)		$171,300,665
UNAFFILIATED INVESTMENT COMPANIES - 80.9%
Exchange-traded funds - 80.9%
Financial Select Sector SPDR Fund	60,753	1,500,599
iShares Edge MSCI Min Vol USA ETF	182,398	9,174,619
iShares iBoxx $ Investment Grade Corporate Bond ETF	229,328	27,888,578
iShares TIPS Bond ETF	47,045	5,392,298
PowerShares Senior Loan Portfolio	819,576	18,964,989
SPDR Bloomberg Barclays High Yield Bond ETF	767,840	28,609,718
SPDR Bloomberg Barclays Short Term Corporate Bond ETF	2,212,998	68,005,429
Vanguard Dividend Appreciation ETF	65,804	6,120,430
	Shares	Value
Exchange-traded funds - (continued)
Vanguard Energy ETF	15,670	$1,343,232
Vanguard FTSE Emerging Markets ETF	170,140	7,537,202
Vanguard Health Care ETF	11,989	1,811,058
Vanguard Information Technology ETF	19,762	2,988,410
Vanguard Intermediate-Term Bond ETF	754,922	64,628,872
Vanguard Intermediate-Term Corporate Bond ETF	1,129,245	100,017,230
Vanguard Materials ETF	3,615	448,983
Vanguard REIT ETF	15,695	1,319,008
Vanguard Short-Term Bond ETF	1,136,677	91,138,762
Vanguard Short-Term Corporate Bond ETF	978,515	78,643,250
Vanguard Short-Term Inflation-Protected Securities ETF	108,761	5,383,670
Vanguard Total Bond Market ETF	2,430,169	200,537,546

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $707,055,236)		$721,453,883
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.9295% (D)	1,006	1,006

TOTAL SHORT-TERM INVESTMENTS (Cost $1,006)		$1,006
Total investments (Cost $833,767,425) - 100.1%		$892,755,554
Other assets and liabilities, net - (0.1%)		(1,212,734)
TOTAL NET ASSETS - 100.0%		$891,542,820
MULTI-INDEX INCOME PRESERVATION PORTFOLIO

As of 8-31-17
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (A) - 7.6%
Equity - 5.6%
Strategic Equity Allocation, Class NAV (JHAM) (B)(C)	2,001,199	$27,996,771
Fixed income - 2.0%
Short Term Government Income, Class NAV (JHAM) (B)(C)	1,062,944	10,108,597

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $29,922,482)		$38,105,368
UNAFFILIATED INVESTMENT COMPANIES - 92.6%
Exchange-traded funds - 92.6%
Financial Select Sector SPDR Fund	30,734	759,130
iShares Edge MSCI Min Vol USA ETF	404,083	20,325,375
iShares iBoxx $ Investment Grade Corporate Bond ETF	104,166	12,667,627
iShares TIPS Bond ETF	55,297	6,338,142
PowerShares Senior Loan Portfolio	436,958	10,111,208
SPDR Bloomberg Barclays High Yield Bond ETF	408,251	15,211,432
SPDR Bloomberg Barclays Short Term Corporate Bond ETF	2,716,721	83,484,836
Vanguard Dividend Appreciation ETF	95,665	8,897,802
Vanguard Energy ETF	5,642	483,632
Vanguard FTSE Emerging Markets ETF	24,071	1,066,345
Vanguard Health Care ETF	3,234	488,528
Vanguard Information Technology ETF	5,396	815,983
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	26

	Shares	Value
Exchange-traded funds - (continued)
Vanguard Intermediate-Term Corporate Bond ETF	171,532	$15,192,590
Vanguard Short-Term Bond ETF	1,072,811	86,017,986
Vanguard Short-Term Corporate Bond ETF	1,039,197	83,520,263
Vanguard Short-Term Inflation-Protected Securities ETF	127,910	6,331,545
Vanguard Total Bond Market ETF	1,410,982	116,434,234

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $455,483,794)		$468,146,658
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.9295% (D)	1,006	1,006

TOTAL SHORT-TERM INVESTMENTS (Cost $1,006)		$1,006
Total investments (Cost $485,407,282) - 100.2%		$506,253,032
Other assets and liabilities, net - (0.2%)		(835,890)
TOTAL NET ASSETS - 100.0%		$505,417,142
Percentages are based upon net assets.
Security Abbreviations and Legend
JHAM	John Hancock Asset Management
(A)	The underlying funds' subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
(D)	The rate shown is the annualized seven-day yield as of 8-31-17.
27	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENTS OF ASSETS AND LIABILITIES 8-31-17

	Multi-Index 2060 Preservation Portfolio	Multi-Index 2055 Preservation Portfolio	Multi-Index 2050 Preservation Portfolio	Multi-Index 2045 Preservation Portfolio	Multi-Index 2040 Preservation Portfolio
Assets
Investments in unaffiliated funds, at value	$7,469,133	$60,085,792	$166,267,354	$217,866,296	$312,067,511
Investments in affiliated funds, at value	18,915,558	150,897,726	418,231,601	534,642,555	672,010,124
Receivable for investments sold	181,977	448,889	2,255,122	584,689	1,546,445
Receivable for fund shares sold	69,640	254	16,965	48,737	26,917
Dividends and interest receivable	61	63	320	580	726
Receivable due from advisor	15,006	4,856	—	3	5
Other assets	26,938	27,395	37,767	38,636	39,764
Total assets	26,678,313	211,464,975	586,809,129	753,181,496	985,691,492
Liabilities
Due to custodian	123,971	—	399,776	160,585	271,893
Payable for investments purchased	80,136	149,606	117,839	53,778	65,388
Payable for fund shares repurchased	—	600,419	2,188,759	632,037	2,146,512
Payable to affiliates
Accounting and legal services fees	622	5,083	14,233	18,303	23,942
Transfer agent fees	5	5	106	100	135
Trustees' fees	81	127	227	271	331
Distribution and service fees	—	—	97	241	77
Other liabilities and accrued expenses	23,430	26,253	27,282	27,723	28,379
Total liabilities	228,245	781,493	2,748,319	893,038	2,536,657
Net assets	$26,450,068	$210,683,482	$584,060,810	$752,288,458	$983,154,835
Net assets consist of
Paid-in capital	$24,527,944	$185,376,864	$477,783,968	$601,639,502	$787,045,284
Undistributed net investment income	89,883	924,684	2,655,800	3,646,773	4,795,607
Accumulated undistributed net realized gain (loss) on investments	419,570	7,900,199	24,685,857	30,902,372	39,841,357
Net unrealized appreciation (depreciation) on investments	1,412,671	16,481,735	78,935,185	116,099,811	151,472,587
Net assets	$26,450,068	$210,683,482	$584,060,810	$752,288,458	$983,154,835
Investments in unaffiliated funds, at cost	$7,196,486	$55,987,978	$152,165,359	$197,015,483	$284,854,706
Investments in affiliated funds, at cost	$17,775,534	$138,513,805	$353,398,411	$439,393,557	$547,750,342
Net asset value per share
The portfolios have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class R1
Net assets	$118,754	$118,178	$345,983	$508,111	$312,013
Shares outstanding	10,000	10,000	25,543	33,443	20,670
Net asset value, offering price and redemption price per share	$11.88	$11.82	$13.55	$15.19	$15.09
Class R2
Net assets	$118,957	$119,592	$507,974	$620,201	$325,482
Shares outstanding	10,000	10,102	37,474	40,795	21,556
Net asset value, offering price and redemption price per share	$11.90	$11.84	$13.56	$15.20	$15.10
Class R4
Net assets	$143,213	$118,473	$135,924	$135,993	$141,466
Shares outstanding	12,031	10,000	10,000	8,905	9,329
Net asset value, offering price and redemption price per share	$11.90	$11.85	$13.59	$15.27	$15.16
Class R6
Net assets	$131,229	$134,873	$10,505,423	$9,857,970	$13,756,792
Shares outstanding	11,012	11,370	775,262	647,892	911,791
Net asset value, offering price and redemption price per share	$11.92	$11.86	$13.55	$15.22	$15.09
Class 1
Net assets	$25,937,915	$210,192,366	$572,565,506	$741,166,183	$968,619,082
Shares outstanding	2,177,404	17,733,657	42,257,984	48,724,785	64,135,754
Net asset value, offering price and redemption price per share	$11.91	$11.85	$13.55	$15.21	$15.10

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       28

STATEMENTS OF ASSETS AND LIABILITIES 8-31-17

Continued

	Multi-Index 2035 Preservation Portfolio	Multi-Index 2030 Preservation Portfolio	Multi-Index 2025 Preservation Portfolio	Multi-Index 2020 Preservation Portfolio	Multi-Index Income Preservation Portfolio
Assets
Investments in unaffiliated funds, at value	$468,406,346	$709,974,107	$948,630,322	$721,454,889	$468,147,664
Investments in affiliated funds, at value	794,450,381	777,245,261	543,798,968	171,300,665	38,105,368
Receivable for investments sold	2,360,608	1,282,684	2,994,287	1,808,103	2,048,145
Receivable for fund shares sold	38,162	5,952	5,619	15,506	2,693
Dividends and interest receivable	1,045	1,209	1,119	661	229
Receivable due from advisor	—	—	84	—	2
Other assets	41,233	42,180	42,037	38,593	36,415
Total assets	1,265,297,775	1,488,551,393	1,495,472,436	894,618,417	508,340,516
Liabilities
Due to custodian	—	405,182	232,287	593,581	1,739,232
Payable for investments purchased	292,092	70,116	258,193	125,797	106,352
Payable for fund shares repurchased	3,670,689	1,829,428	3,648,845	2,305,280	1,037,068
Payable to affiliates
Accounting and legal services fees	30,781	36,302	36,695	22,024	12,617
Transfer agent fees	163	167	125	102	64
Trustees' fees	408	476	490	336	253
Distribution and service fees	243	292	118	120	62
Other liabilities and accrued expenses	29,207	29,986	30,057	28,357	27,726
Total liabilities	4,023,583	2,371,949	4,206,810	3,075,597	2,923,374
Net assets	$1,261,274,192	$1,486,179,444	$1,491,265,626	$891,542,820	$505,417,142
Net assets consist of
Paid-in capital	$1,012,712,718	$1,215,267,595	$1,264,829,266	$797,601,372	$480,554,369
Undistributed net investment income	7,104,462	10,030,830	12,665,324	9,352,472	5,457,026
Accumulated undistributed net realized gain (loss) on investments	48,397,763	53,248,324	44,583,051	25,600,847	(1,440,003)
Net unrealized appreciation (depreciation) on investments	193,059,249	207,632,695	169,187,985	58,988,129	20,845,750
Net assets	$1,261,274,192	$1,486,179,444	$1,491,265,626	$891,542,820	$505,417,142
Investments in unaffiliated funds, at cost	$435,586,024	$673,191,420	$916,350,907	$707,056,242	$455,484,800
Investments in affiliated funds, at cost	$634,211,454	$606,395,253	$406,890,398	$126,711,183	$29,922,482
Net asset value per share
The portfolios have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class R1
Net assets	$1,238,244	$833,306	$322,600	$314,902	$313,106
Shares outstanding	83,551	58,161	23,919	25,415	27,367
Net asset value, offering price and redemption price per share	$14.82	$14.33	$13.49	$12.39	$11.44
Class R2
Net assets	$579,678	$998,601	$275,709	$365,177	$406,044
Shares outstanding	39,131	69,731	20,401	29,480	35,507
Net asset value, offering price and redemption price per share	$14.81	$14.32	$13.51	$12.39	$11.44
Class R4
Net assets	$132,542	$128,369	$125,018	$111,465	$206,796
Shares outstanding	8,905	8,921	9,230	8,985	18,080
Net asset value, offering price and redemption price per share	$14.88	$14.39	$13.54	$12.41	$11.44
Class R6
Net assets	$15,440,638	$16,342,414	$13,326,694	$9,881,400	$5,868,561
Shares outstanding	1,041,111	1,140,417	987,075	797,926	513,733
Net asset value, offering price and redemption price per share	$14.83	$14.33	$13.50	$12.38	$11.42
Class 1
Net assets	$1,243,883,090	$1,467,876,754	$1,477,215,605	$880,869,876	$498,622,635
Shares outstanding	83,946,084	102,422,637	109,419,581	71,190,835	43,632,646
Net asset value, offering price and redemption price per share	$14.82	$14.33	$13.50	$12.37	$11.43

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       29

STATEMENTS OF OPERATIONS For the year ended 8-31-17

	Multi-Index 2060 Preservation Portfolio	Multi-Index 2055 Preservation Portfolio	Multi-Index 2050 Preservation Portfolio	Multi-Index 2045 Preservation Portfolio	Multi-Index 2040 Preservation Portfolio
Investment income
Dividends	$114,452	$1,669,674	$5,160,757	$6,779,485	$9,186,017
Income distributions received from affiliated funds	98,862	2,169,466	6,764,846	8,690,736	10,987,631
Other income received from advisor	5,973	56,774	163,718	241,060	262,282
Interest	681	1,108	1,396	1,883	2,421
Total investment income	219,968	3,897,022	12,090,717	15,713,164	20,438,351
Expenses
Investment management fees	25,754	335,905	1,008,913	1,319,659	1,834,971
Class R1 distribution and service fees	554	555	2,098	4,326	1,655
Class R2 distribution and service fees	278	279	1,162	1,223	826
Class R4 distribution and service fees	322	278	441	321	347
Class 1 distribution and service fees	6,736	91,801	274,135	354,866	465,082
Transfer agent fees	69	68	697	652	888
Accounting and legal services fees	2,119	28,332	85,148	109,900	144,076
State registration fees	79,785	56,938	60,646	60,806	60,647
Professional fees	72,232	52,354	64,472	67,394	71,402
Printing and postage	19,568	9,612	10,410	9,953	10,324
Custodian fees	20,700	29,700	29,465	29,454	29,448
Trustees' fees	567	3,096	9,253	11,862	15,453
Other	9,683	10,295	14,449	16,801	19,048
Total expenses before reductions	238,367	619,213	1,561,289	1,987,217	2,654,167
Less expense reductions	(230,554)	(526,362)	(1,283,481)	(1,626,489)	(2,186,301)
Net expenses	7,813	92,851	277,808	360,728	467,866
Net investment income (loss)	212,155	3,804,171	11,812,909	15,352,436	19,970,485
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated funds	2,884	(59,095)	108,397	(764,222)	(834,832)
Investments in affiliated funds	11,750	(652,368)	(1,280,106)	(1,090,985)	(1,290,984)
Capital gain distributions received from unaffiliated funds	240	5,336	16,466	37,605	104,431
Capital gain distributions received from affiliated funds	404,859	8,904,620	27,767,673	35,766,914	45,242,956
	419,733	8,198,493	26,612,430	33,949,312	43,221,571
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated funds	262,882	2,636,237	7,280,632	10,288,185	12,791,788
Investments in affiliated funds	1,100,432	10,481,495	28,986,718	36,621,125	46,529,640
	1,363,314	13,117,732	36,267,350	46,909,310	59,321,428
Net realized and unrealized gain (loss)	1,783,047	21,316,225	62,879,780	80,858,622	102,542,999
Increase (decrease) in net assets from operations	$1,995,202	$25,120,396	$74,692,689	$96,211,058	$122,513,484

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       30

STATEMENTS OF OPERATIONS For the year ended 8-31-17Continued

	Multi-Index 2035 Preservation Portfolio	Multi-Index 2030 Preservation Portfolio	Multi-Index 2025 Preservation Portfolio	Multi-Index 2020 Preservation Portfolio	Multi-Index Income Preservation Portfolio
Investment income
Dividends	$13,366,914	$19,210,918	$25,177,927	$19,028,480	$11,840,657
Income distributions received from affiliated funds	13,173,356	13,249,403	9,559,792	3,199,548	764,813
Other income received from advisor	100,692	—	—	—	—
Interest	3,097	3,884	3,617	1,816	325
Total investment income	26,644,059	32,464,205	34,741,336	22,229,844	12,605,795
Expenses
Investment management fees	2,666,019	3,874,826	5,069,433	3,884,358	2,663,954
Class R1 distribution and service fees	7,123	4,386	1,797	1,489	1,630
Class R2 distribution and service fees	1,643	3,032	580	2,424	1,425
Class R4 distribution and service fees	314	306	295	272	506
Class 1 distribution and service fees	604,857	725,969	751,070	467,740	280,924
Transfer agent fees	1,049	1,112	770	789	594
Accounting and legal services fees	187,280	224,617	231,994	144,789	87,104
State registration fees	60,907	60,797	60,616	60,980	64,754
Professional fees	76,479	80,949	81,885	71,699	3,766
Printing and postage	10,824	11,358	11,301	10,221	7,225
Custodian fees	29,437	29,431	29,428	29,449	29,700
Trustees' fees	20,313	24,374	25,552	16,881	12,060
Other	23,709	26,893	32,078	32,069	29,137
Total expenses before reductions	3,689,954	5,068,050	6,296,799	4,723,160	3,182,779
Less expense reductions	(3,075,924)	(3,804,781)	(3,920,350)	(2,624,284)	(1,684,549)
Net expenses	614,030	1,263,269	2,376,449	2,098,876	1,498,230
Net investment income (loss)	26,030,029	31,200,936	32,364,887	20,130,968	11,107,565
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated funds	(226,429)	511,391	885,555	(349,328)	243,100
Investments in affiliated funds	(190,739)	4,120,116	10,870,352	18,444,888	2,174,877
Capital gain distributions received from unaffiliated funds	176,621	350,774	437,875	393,068	79,451
Capital gain distributions received from affiliated funds	53,769,777	53,891,287	37,817,767	12,149,530	2,383,181
	53,529,230	58,873,568	50,011,549	30,638,158	4,880,609
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated funds	13,382,427	11,895,728	3,621,327	(3,777,657)	(2,211,592)
Investments in affiliated funds	53,568,424	49,388,165	27,086,914	(5,986,552)	(340,615)
	66,950,851	61,283,893	30,708,241	(9,764,209)	(2,552,207)
Net realized and unrealized gain (loss)	120,480,081	120,157,461	80,719,790	20,873,949	2,328,402
Increase (decrease) in net assets from operations	$146,510,110	$151,358,397	$113,084,677	$41,004,917	$13,435,967

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       31

STATEMENTS OF CHANGES IN NET ASSETS

	Multi-Index 2060 Preservation Portfolio		Multi-Index 2055 Preservation Portfolio		Multi-Index 2050 Preservation Portfolio
	Year ended 8-31-17	Year ended 8-31-16[1]	Year ended 8-31-17	Year ended 8-31-16	Year ended 8-31-17	Year ended 8-31-16
Increase (decrease) in net assets
From operations
Net investment income (loss)	$212,155	$1,964	$3,804,171	$1,852,507	$11,812,909	$9,311,493
Net realized gain (loss)	419,733	8	8,198,493	2,372,853	26,612,430	12,694,763
Change in net unrealized appreciation (depreciation)	1,363,314	49,357	13,117,732	6,675,869	36,267,350	18,395,388
Increase (decrease) in net assets resulting from operations	1,995,202	51,329	25,120,396	10,901,229	74,692,689	40,401,644
Distributions to shareholders
From net investment income
Class R1	(1,312)	—	(1,716)	(1,236)	(4,744)	(2,660)
Class R2	(1,512)	—	(1,979)	(1,499)	(4,123)	(3,068)
Class R4	(1,882)	—	(2,085)	(1,605)	(2,578)	(2,102)
Class R6	(1,793)	—	(2,278)	(1,779)	(46,577)	(3,333)
Class 1	(118,164)	—	(3,440,512)	(1,431,501)	(11,393,637)	(8,431,510)
From net realized gain
Class R1	(2)	—	(1,634)	(438)	(7,957)	(2,923)
Class R2	(2)	—	(1,634)	(438)	(5,988)	(2,883)
Class R4	(3)	—	(1,634)	(438)	(3,391)	(1,777)
Class R6	(2)	—	(1,644)	(438)	(56,780)	(2,550)
Class 1	(154)	—	(2,544,104)	(363,287)	(14,201,627)	(6,627,129)
Total distributions	(124,826)	—	(5,999,220)	(1,802,659)	(25,727,402)	(15,079,935)
From portfolio share transactions
Portfolio share transactions	20,887,658	3,640,705	39,083,015	80,846,344	12,048,193	73,492,075
Total from portfolio share transactions	20,887,658	3,640,705	39,083,015	80,846,344	12,048,193	73,492,075
Total increase (decrease)	22,758,034	3,692,034	58,204,191	89,944,914	61,013,480	98,813,784
Net assets
Beginning of year	3,692,034	—	152,479,291	62,534,377	523,047,330	424,233,546
End of year	$26,450,068	$3,692,034	$210,683,482	$152,479,291	$584,060,810	$523,047,330
Undistributed net investment income (loss)	$89,883	$2,383	$924,684	$569,040	$2,655,800	$2,289,289

1 Period from 3-30-16 (commencement of operations) to 8-31-16.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       32

STATEMENTS OF CHANGES IN NET ASSETS

Continued

	Multi-Index 2045 Preservation Portfolio		Multi-Index 2040 Preservation Portfolio		Multi-Index 2035 Preservation Portfolio
	Year ended 8-31-17	Year ended 8-31-16	Year ended 8-31-17	Year ended 8-31-16	Year ended 8-31-17	Year ended 8-31-16
Increase (decrease) in net assets
From operations
Net investment income (loss)	$15,352,436	$12,162,827	$19,970,485	$15,982,474	$26,030,029	$22,122,764
Net realized gain (loss)	33,949,312	16,553,581	43,221,571	21,420,700	53,529,230	26,438,166
Change in net unrealized appreciation (depreciation)	46,909,310	24,073,932	59,321,428	31,041,177	66,950,851	41,619,625
Increase (decrease) in net assets resulting from operations	96,211,058	52,790,340	122,513,484	68,444,351	146,510,110	90,180,555
Distributions to shareholders
From net investment income
Class R1	(7,642)	(4,395)	(3,574)	(2,251)	(10,644)	(6,768)
Class R2	(2,506)	(1,671)	(3,018)	(2,108)	(4,759)	(4,425)
Class R4	(2,567)	(2,158)	(2,546)	(2,118)	(2,511)	(2,112)
Class R6	(33,669)	(3,815)	(52,763)	(13,939)	(44,452)	(4,329)
Class 1	(14,724,906)	(11,209,259)	(19,302,601)	(14,672,428)	(25,176,314)	(20,375,506)
From net realized gain
Class R1	(13,889)	(4,870)	(5,719)	(2,409)	(18,062)	(7,633)
Class R2	(3,964)	(1,527)	(4,183)	(2,179)	(6,922)	(4,230)
Class R4	(3,419)	(1,741)	(3,260)	(1,771)	(3,070)	(1,723)
Class R6	(41,569)	(2,805)	(62,537)	(10,595)	(50,360)	(3,202)
Class 1	(18,586,557)	(8,461,141)	(23,392,812)	(11,455,472)	(29,161,182)	(15,476,040)
Total distributions	(33,420,688)	(19,693,382)	(42,833,013)	(26,165,270)	(54,478,276)	(35,885,968)
From portfolio share transactions
Portfolio share transactions	10,395,871	91,062,629	10,262,518	106,356,563	(24,629,505)	113,946,796
Total from portfolio share transactions	10,395,871	91,062,629	10,262,518	106,356,563	(24,629,505)	113,946,796
Total increase (decrease)	73,186,241	124,159,587	89,942,989	148,635,644	67,402,329	168,241,383
Net assets
Beginning of year	679,102,217	554,942,630	893,211,846	744,576,202	1,193,871,863	1,025,630,480
End of year	$752,288,458	$679,102,217	$983,154,835	$893,211,846	$1,261,274,192	$1,193,871,863
Undistributed net investment income (loss)	$3,646,773	$2,990,259	$4,795,607	$4,017,481	$7,104,462	$6,021,140

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       33

STATEMENTS OF CHANGES IN NET ASSETS

Continued

	Multi-Index 2030 Preservation Portfolio		Multi-Index 2025 Preservation Portfolio
	Year ended 8-31-17	Year ended 8-31-16	Year ended 8-31-17	Year ended 8-31-16
Increase (decrease) in net assets
From operations
Net investment income (loss)	$31,200,936	$26,772,624	$32,364,887	$29,207,803
Net realized gain (loss)	58,873,568	26,835,649	50,011,549	19,655,389
Change in net unrealized appreciation (depreciation)	61,283,893	51,013,235	30,708,241	54,202,027
Increase (decrease) in net assets resulting from operations	151,358,397	104,621,508	113,084,677	103,065,219
Distributions to shareholders
From net investment income
Class R1	(7,442)	(2,301)	(1,597)	(1,225)
Class R2	(6,675)	(2,150)	(2,900)	(2,508)
Class R4	(2,397)	(2,030)	(2,309)	(1,986)
Class R6	(67,301)	(8,291)	(40,204)	(4,812)
Class 1	(29,981,400)	(24,368,617)	(31,517,469)	(26,435,544)
From net realized gain
Class R1	(10,519)	(2,758)	(1,583)	(1,395)
Class R2	(8,069)	(2,222)	(2,232)	(2,233)
Class R4	(2,420)	(1,775)	(1,630)	(1,658)
Class R6	(62,880)	(6,566)	(26,213)	(3,655)
Class 1	(28,656,191)	(19,826,024)	(21,023,956)	(20,626,757)
Total distributions	(58,805,294)	(44,222,734)	(52,620,093)	(47,081,773)
From portfolio share transactions
Portfolio share transactions	(49,151,552)	136,389,564	(98,803,714)	120,537,385
Total from portfolio share transactions	(49,151,552)	136,389,564	(98,803,714)	120,537,385
Total increase (decrease)	43,401,551	196,788,338	(38,339,130)	176,520,831
Net assets
Beginning of year	1,442,777,893	1,245,989,555	1,529,604,756	1,353,083,925
End of year	$1,486,179,444	$1,442,777,893	$1,491,265,626	$1,529,604,756
Undistributed net investment income (loss)	$10,030,830	$8,495,641	$12,665,324	$11,510,863

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       34

STATEMENTS OF CHANGES IN NET ASSETS

Continued

	Multi-Index 2020 Preservation Portfolio		Multi-Index Income Preservation Portfolio
	Year ended 8-31-17	Year ended 8-31-16	Year ended 8-31-17	Year ended 8-31-16
Increase (decrease) in net assets
From operations
Net investment income (loss)	$20,130,968	$19,675,539	$11,107,565	$8,581,437
Net realized gain (loss)	30,638,158	8,419,160	4,880,609	1,172,856
Change in net unrealized appreciation (depreciation)	(9,764,209)	33,395,253	(2,552,207)	13,362,879
Increase (decrease) in net assets resulting from operations	41,004,917	61,489,952	13,435,967	23,117,172
Distributions to shareholders
From net investment income
Class R1	(2,263)	(1,575)	(3,290)	(1,251)
Class R2	(7,465)	(11,791)	(5,922)	(2,118)
Class R4	(2,152)	(1,877)	(3,436)	(1,618)
Class R6	(53,589)	(3,074)	(38,010)	(1,767)
Class 1	(19,989,544)	(17,815,962)	(10,674,676)	(6,801,421)
From net realized gain
Class R1	(1,646)	(1,891)	(903)	(1,438)
Class R2	(5,294)	(13,603)	(1,443)	(2,062)
Class R4	(1,270)	(1,761)	(740)	(1,439)
Class R6	(29,198)	(2,613)	(7,415)	(1,410)
Class 1	(11,142,604)	(15,547,263)	(2,138,802)	(5,583,828)
Total distributions	(31,235,025)	(33,401,410)	(12,874,637)	(12,398,352)
From portfolio share transactions
Portfolio share transactions	(124,063,186)	37,641,704	(124,223,865)	(38,100,677)
Issued in reorganization	—	—	—	252,000,229
Total from portfolio share transactions	(124,063,186)	37,641,704	(124,223,865)	213,899,552
Total increase (decrease)	(114,293,294)	65,730,246	(123,662,535)	224,618,372
Net assets
Beginning of year	1,005,836,114	940,105,868	629,079,677	404,461,305
End of year	$891,542,820	$1,005,836,114	$505,417,142	$629,079,677
Undistributed net investment income (loss)	$9,352,472	$9,276,360	$5,457,026	$5,070,360

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       35

Financial highlights

Multi-Index 2060 Preservation Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3]		Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in millions)		Portfolio turnover (%)
CLASS R1
08-31-2017	10.56	0.19	1.26	1.45	(0.13)	—	—	(0.13)	11.88	13.89		2.17		0.51		1.68	[8]	—	[9]	14
08-31-2016[5]	10.00	0.01	0.55	0.56	—	—	—	—	10.56	5.60	[6]	22.82	[7]	0.56	[7]	0.27	[7]	—	[9]	—	[10]
CLASS R2
08-31-2017	10.58	0.21	1.26	1.47	(0.15)	—	—	(0.15)	11.90	14.07		1.92		0.26		1.93	[8]	—	[9]	14
08-31-2016[5]	10.00	0.02	0.56	0.58	—	—	—	—	10.58	5.80	[6]	22.57	[7]	0.31	[7]	0.52	[7]	—	[9]	—	[10]
CLASS R4
08-31-2017	10.58	0.23	1.25	1.48	(0.16)	—	—	(0.16)	11.90	14.16		1.92		0.16		2.04	[8]	—	[9]	14
08-31-2016[5]	10.00	0.03	0.55	0.58	—	—	—	—	10.58	5.80	[6]	22.57	[7]	0.21	[7]	0.62	[7]	—	[9]	—	[10]
Class R6
08-31-2017	10.59	0.24	1.26	1.50	(0.17)	—	—	(0.17)	11.92	14.38		1.67		—		2.17	[8]	—	[9]	14
08-31-2016[5]	10.00	0.03	0.56	0.59	—	—	—	—	10.59	5.90	[6]	22.32	[7]	0.05	[7]	0.79	[7]	—	[9]	—	[10]
CLASS 1
08-31-2017	10.58	0.17	1.33	1.50	(0.17)	—	—	(0.17)	11.91	14.35		1.70		0.05		1.51	[8]	26		14
08-31-2016[5]	10.00	0.01	0.57	0.58	—	—	—	—	10.58	5.80	[6]	22.36	[7]	0.10	[7]	0.35	[7]	3		—	[10]

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.05%-0.65% and 0.06%-0.65% for the periods ended 8-31-17 and 8-31-16, respectively.
5	Period from 3-30-16 (commencement of operations) to 8-31-16.
6	Not annualized.
7	Annualized.
8	Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of less than $0.005 per share and 0.04% for the period ended 8-31-17.
9	Less than $500,000.
10	Less than 0.50%.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       36

Multi-Index 2055 Preservation Portfolio
Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3]		Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in millions)		Portfolio turnover (%)
CLASS R1
08-31-2017	10.71	0.19		1.25	1.44	(0.17)	(0.16)	—	(0.33)	11.82	13.85		0.80		0.51		1.68	[6]	—	[7]	11
08-31-2016	10.08	0.16		0.63	0.79	(0.12)	(0.04)	—	(0.16)	10.71	8.00		0.87		0.55		1.59		—	[7]	3
08-31-2015	10.62	0.14		(0.56)	(0.42)	(0.10)	(0.02)	—	(0.12)	10.08		(4.04)	7.62		0.77		1.32		—	[7]	13
08-31-2014[5]	10.00		(0.01)	0.63	0.62	—	—	—	—	10.62	6.20	[8]	23.59	[9]	0.98	[9]	(0.22	) [9]	—	[7]	12
CLASS R2
08-31-2017	10.73	0.21		1.26	1.47	(0.20)	(0.16)	—	(0.36)	11.84	14.11		0.55		0.27		1.93	[6]	—	[7]	11
08-31-2016	10.10	0.19		0.63	0.82	(0.15)	(0.04)	—	(0.19)	10.73	8.26		0.62		0.30		1.84		—	[7]	3
08-31-2015	10.64	0.17		(0.57)	(0.40)	(0.12)	(0.02)	—	(0.14)	10.10		(3.85)	7.39		0.52		1.57		—	[7]	13
08-31-2014[5]	10.00	—	[10]	0.64	0.64	—	—	—	—	10.64	6.40	[8]	23.33	[9]	0.73	[9]	0.03	[9]	—	[7]	12
CLASS R4
08-31-2017	10.74	0.23		1.25	1.48	(0.21)	(0.16)	—	(0.37)	11.85	14.21		0.55		0.17		2.03	[6]	—	[7]	11
08-31-2016	10.11	0.20		0.63	0.83	(0.16)	(0.04)	—	(0.20)	10.74	8.37		0.62		0.20		1.94		—	[7]	3
08-31-2015	10.65	0.18		(0.56)	(0.38)	(0.14)	(0.02)	—	(0.16)	10.11		(3.67)	7.38		0.37		1.72		—	[7]	13
08-31-2014[5]	10.00	0.01		0.64	0.65	—	—	—	—	10.65	6.50	[8]	23.32	[9]	0.48	[9]	0.28	[9]	—	[7]	12
Class R6
08-31-2017	10.75	0.24		1.26	1.50	(0.23)	(0.16)	—	(0.39)	11.86	14.38		0.30		—		2.11	[6]	—	[7]	11
08-31-2016	10.12	0.21		0.64	0.85	(0.18)	(0.04)	—	(0.22)	10.75	8.54		0.37		0.03		2.04		—	[7]	3
08-31-2015	10.66	0.20		(0.56)	(0.36)	(0.16)	(0.02)	—	(0.18)	10.12		(3.48)	7.75		0.18		1.91		—	[7]	13
08-31-2014[5]	10.00	0.02		0.64	0.66	—	—	—	—	10.66	6.60	[8]	24.80	[9]	0.23	[9]	0.53	[9]	—	[7]	12
CLASS 1
08-31-2017	10.74	0.23		1.26	1.49	(0.22)	(0.16)	—	(0.38)	11.85	14.34		0.34		0.05		2.07	[6]	210		11
08-31-2016	10.11	0.18		0.66	0.84	(0.17)	(0.04)	—	(0.21)	10.74	8.50		0.40		0.08		1.79		152		3
08-31-2015	10.65	0.14		(0.51)	(0.37)	(0.15)	(0.02)	—	(0.17)	10.11		(3.52)	0.69		0.23		1.32		62		13
08-31-2014[5]	10.00	0.01		0.64	0.65	—	—	—	—	10.65	6.50	[8]	6.96	[9]	0.28	[9]	0.25	[9]	8		12

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.05%-0.65%, 0.06%-0.65%, 0.07%-0.65% and 0.08%-0.65% for the periods ended 8-31-17, 8-31-16, 8-31-15 and 8-31-14, respectively.
5	Period from 3-26-14 (commencement of operations) to 8-31-14.
6	Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of less than $0.005 per share and 0.03% for the period ended 8-31-17.
7	Less than $500,000.
8	Not annualized.
9	Annualized.
10	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       37

Financial highlights continued

Multi-Index 2050 Preservation Portfolio
Per share operating performance for a share outstanding throughout each period											Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3]	Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in millions)		Portfolio turnover (%)
CLASS R1
08-31-2017	12.45	0.19	1.45	1.64	(0.20)	(0.34)	—	(0.54)	13.55	13.60	0.90		0.67		1.45	[5]	—	[6]	12
08-31-2016	11.87	0.17	0.75	0.92	(0.16)	(0.18)	—	(0.34)	12.45	7.90	0.86		0.66		1.43		—	[6]	6
08-31-2015	12.64	0.15	(0.70)	(0.55)	(0.14)	(0.08)	—	(0.22)	11.87	(4.41)	3.77		0.83		1.20		—	[6]	5
08-31-2014	10.85	0.12	1.82	1.94	(0.12)	(0.03)	—	(0.15)	12.64	18.00	14.26		0.99		0.99		—	[6]	9
08-31-2013[7]	10.03	0.11	0.95	1.06	(0.07)	(0.17)	—	(0.24)	10.85	10.73 [8]	14.75	[9]	1.00	[9]	1.01	[9]	—	[6]	3	[10]
CLASS R2
08-31-2017	12.46	0.18	1.49	1.67	(0.23)	(0.34)	—	(0.57)	13.56	13.96	0.62		0.39		1.44	[5]	1		12
08-31-2016	11.87	0.20	0.76	0.96	(0.19)	(0.18)	—	(0.37)	12.46	8.24	0.61		0.41		1.73		—	[6]	6
08-31-2015	12.64	0.20	(0.72)	(0.52)	(0.17)	(0.08)	—	(0.25)	11.87	(4.18)	3.12		0.59		1.56		—	[6]	5
08-31-2014	10.85	0.15	1.82	1.97	(0.15)	(0.03)	—	(0.18)	12.64	18.27	14.02		0.74		1.24		—	[6]	9
08-31-2013[7]	10.03	0.13	0.96	1.09	(0.10)	(0.17)	—	(0.27)	10.85	11.00 [8]	14.50	[9]	0.75	[9]	1.26	[9]	—	[6]	3	[10]
CLASS R4
08-31-2017	12.49	0.25	1.45	1.70	(0.26)	(0.34)	—	(0.60)	13.59	14.14	0.59		0.25		1.98	[5]	—	[6]	12
08-31-2016	11.91	0.23	0.74	0.97	(0.21)	(0.18)	—	(0.39)	12.49	8.31	0.51		0.20		1.97		—	[6]	6
08-31-2015	12.68	0.22	(0.71)	(0.49)	(0.20)	(0.08)	—	(0.28)	11.91	(3.93)	4.22		0.39		1.73		—	[6]	5
08-31-2014	10.88	0.18	1.83	2.01	(0.18)	(0.03)	—	(0.21)	12.68	18.59	13.71		0.49		1.50		—	[6]	9
08-31-2013	10.06	0.16	0.95	1.11	(0.12)	(0.17)	—	(0.29)	10.88	11.24	19.82		0.50		1.49		—	[6]	3
CLASS R6
08-31-2017	12.45	0.19	1.53	1.72	(0.28)	(0.34)	—	(0.62)	13.55	14.38	0.25		—		1.45	[5]	11		12
08-31-2016	11.87	0.18	0.81	0.99	(0.23)	(0.18)	—	(0.41)	12.45	8.54	0.26		0.04		1.57		—	[6]	6
08-31-2015	12.64	0.23	(0.69)	(0.46)	(0.23)	(0.08)	—	(0.31)	11.87	(3.71)	3.41		0.19		1.83		—	[6]	5
08-31-2014	10.85	0.21	1.82	2.03	(0.21)	(0.03)	—	(0.24)	12.64	18.83	13.65		0.24		1.72		—	[6]	9
08-31-2013[7]	10.03	0.19	0.94	1.13	(0.14)	(0.17)	—	(0.31)	10.85	11.55 [8]	14.37	[9]	0.25	[9]	1.76	[9]	—	[6]	3	[10]
CLASS 1
08-31-2017	12.45	0.27	1.44	1.71	(0.27)	(0.34)	—	(0.61)	13.55	14.33	0.28		0.05		2.14	[5]	573		12
08-31-2016	11.87	0.24	0.75	0.99	(0.23)	(0.18)	—	(0.41)	12.45	8.49	0.29		0.09		2.01		522		6
08-31-2015	12.64	0.23	(0.69)	(0.46)	(0.23)	(0.08)	—	(0.31)	11.87	(3.75)	0.28		0.24		1.81		424		5
08-31-2014	10.85	0.19	1.83	2.02	(0.20)	(0.03)	—	(0.23)	12.64	18.77	0.29		0.29		1.57		380		9
08-31-2013	10.03	0.16	0.97	1.13	(0.14)	(0.17)	—	(0.31)	10.85	11.49	0.33		0.30		1.48		217		3

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.05%-0.65%, 0.06%-0.65%, 0.07%-0.65%, 0.08%-0.65% and 0.10%-0.65% for the periods ended 8-31-17, 8-31-16, 8-31-15, 8-31-14 and 8-31-13, respectively.
5	Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of less than $0.005 per share and 0.03% for the period ended 8-31-17.
6	Less than $500,000.
7	The inception date for Class R1, Class R2 and Class R6 shares is 9-4-12.
8	Not annualized.
9	Annualized.
10	Portfolio turnover is shown for the period from 9-1-12 to 8-31-13.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       38

Multi-Index 2045 Preservation Portfolio
Per share operating performance for a share outstanding throughout each period											Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3]	Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in millions)		Portfolio turnover (%)
CLASS R1
08-31-2017	13.97	0.19	1.62	1.81	(0.21)	(0.38)	—	(0.59)	15.19	13.47	0.96		0.73		1.31	[5]	1		12
08-31-2016	13.33	0.17	0.85	1.02	(0.18)	(0.20)	—	(0.38)	13.97	7.74	0.97		0.77		1.29		—	[6]	6
08-31-2015	14.17	0.16	(0.78)	(0.62)	(0.15)	(0.07)	—	(0.22)	13.33	(4.45)	2.77		0.90		1.14		—	[6]	5
08-31-2014	12.16	0.13	2.05	2.18	(0.13)	(0.04)	—	(0.17)	14.17	18.05	14.27		0.99		0.99		—	[6]	9
08-31-2013[7]	11.25	0.12	1.08	1.20	(0.08)	(0.21)	—	(0.29)	12.16	10.82 [8]	14.74	[9]	1.00	[9]	1.00	[9]	—	[6]	3	[10]
CLASS R2
08-31-2017	13.97	0.16	1.69	1.85	(0.24)	(0.38)	—	(0.62)	15.20	13.88	0.74		0.50		1.14	[5]	1		12
08-31-2016	13.33	0.20	0.85	1.05	(0.21)	(0.20)	—	(0.41)	13.97	8.04	0.77		0.53		1.53		—	[6]	6
08-31-2015	14.17	0.23	(0.81)	(0.58)	(0.19)	(0.07)	—	(0.26)	13.33	(4.22)	2.98		0.61		1.66		—	[6]	5
08-31-2014	12.16	0.16	2.05	2.21	(0.16)	(0.04)	—	(0.20)	14.17	18.33	13.66		0.74		1.20		—	[6]	9
08-31-2013[7]	11.25	0.15	1.08	1.23	(0.11)	(0.21)	—	(0.32)	12.16	11.09 [8]	14.51	[9]	0.75	[9]	1.25	[9]	—	[6]	3	[10]
CLASS R4
08-31-2017	14.03	0.30	1.61	1.91	(0.29)	(0.38)	—	(0.67)	15.27	14.19	0.49		0.16		2.07	[5]	—	[6]	12
08-31-2016	13.37	0.26	0.84	1.10	(0.24)	(0.20)	—	(0.44)	14.03	8.40	0.50		0.20		1.97		—	[6]	6
08-31-2015	14.21	0.24	(0.79)	(0.55)	(0.22)	(0.07)	—	(0.29)	13.37	(3.97)	4.22		0.38		1.73		—	[6]	5
08-31-2014	12.20	0.20	2.05	2.25	(0.20)	(0.04)	—	(0.24)	14.21	18.54	13.73		0.49		1.51		—	[6]	9
08-31-2013	11.28	0.18	1.09	1.27	(0.14)	(0.21)	—	(0.35)	12.20	11.43	19.83	[11]	0.50		1.48		—	[6]	3
CLASS R6
08-31-2017	13.99	0.20	1.72	1.92	(0.31)	(0.38)	—	(0.69)	15.22	14.35	0.24		—		1.36	[5]	10		12
08-31-2016	13.33	0.27	0.86	1.13	(0.27)	(0.20)	—	(0.47)	13.99	8.62	0.25		0.03		2.02		—	[6]	6
08-31-2015	14.18	0.23	(0.76)	(0.53)	(0.25)	(0.07)	—	(0.32)	13.33	(3.82)	3.09		0.19		1.64		—	[6]	5
08-31-2014	12.16	0.23	2.06	2.29	(0.23)	(0.04)	—	(0.27)	14.18	18.97	13.83		0.24		1.74		—	[6]	9
08-31-2013[7]	11.25	0.21	1.07	1.28	(0.16)	(0.21)	—	(0.37)	12.16	11.64 [8]	14.35	[9]	0.25	[9]	1.74	[9]	—	[6]	3	[10]
CLASS 1
08-31-2017	13.98	0.31	1.60	1.91	(0.30)	(0.38)	—	(0.68)	15.21	14.30	0.28		0.05		2.15	[5]	741		12
08-31-2016	13.33	0.27	0.84	1.11	(0.26)	(0.20)	—	(0.46)	13.98	8.49	0.28		0.08		2.01		678		6
08-31-2015	14.17	0.26	(0.78)	(0.52)	(0.25)	(0.07)	—	(0.32)	13.33	(3.80)	0.28		0.24		1.83		554		5
08-31-2014	12.16	0.22	2.05	2.27	(0.22)	(0.04)	—	(0.26)	14.17	18.83	0.29		0.29		1.61		512		9
08-31-2013	11.25	0.18	1.10	1.28	(0.16)	(0.21)	—	(0.37)	12.16	11.59	0.31		0.30		1.51		332		3

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.05%-0.65%, 0.06%-0.65%, 0.07%-0.65%, 0.08%-0.65% and 0.10%-0.65% for the periods ended 8-31-17, 8-31-16, 8-31-15, 8-31-14 and 8-31-13, respectively.
5	Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of less than $0.005 per share and 0.03% for the period ended 8-31-17.
6	Less than $500,000.
7	The inception date for Class R1, Class R2 and Class R6 shares is 9-4-12.
8	Not annualized.
9	Annualized.
10	Portfolio turnover is shown for the period from 9-1-12 to 8-31-13.
11	Expense ratio has been revised to conform with current year presentation of expense recapture and net expense reductions.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       39

Financial highlights continued

Multi-Index 2040 Preservation Portfolio
Per share operating performance for a share outstanding throughout each period											Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3]	Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in millions)		Portfolio turnover (%)
CLASS R1
08-31-2017	13.92	0.19	1.58	1.77	(0.23)	(0.37)	—	(0.60)	15.09	13.15	0.88		0.65		1.36	[6]	—	[5]	13
08-31-2016	13.29	0.19	0.83	1.02	(0.19)	(0.20)	—	(0.39)	13.92	7.79	0.83		0.63		1.45		—	[5]	7
08-31-2015	14.12	0.16	(0.76)	(0.60)	(0.15)	(0.08)	—	(0.23)	13.29	(4.34)	4.03		0.80		1.15		—	[5]	5
08-31-2014	12.13	0.13	2.03	2.16	(0.13)	(0.04)	—	(0.17)	14.12	17.90	14.33		0.99		0.99		—	[5]	9
08-31-2013[7]	11.25	0.11	1.08	1.19	(0.08)	(0.23)	—	(0.31)	12.13	10.75 [8]	14.76	[9]	1.00	[9]	0.97	[9]	—	[5]	3	[10]
CLASS R2
08-31-2017	13.92	0.21	1.60	1.81	(0.26)	(0.37)	—	(0.63)	15.10	13.51	0.61		0.38		1.46	[6]	—	[5]	13
08-31-2016	13.26	0.23	0.82	1.05	(0.19)	(0.20)	—	(0.39)	13.92	8.10	0.53		0.33		1.72		—	[5]	7
08-31-2015	14.12	0.36	(0.96)	(0.60)	(0.18)	(0.08)	—	(0.26)	13.26	(4.32)	2.06		0.69		2.57		—	[5]	5
08-31-2014	12.13	0.08	2.11	2.19	(0.16)	(0.04)	—	(0.20)	14.12	18.17	6.48		0.74		0.57		—	[5]	9
08-31-2013[7]	11.25	0.14	1.07	1.21	(0.10)	(0.23)	—	(0.33)	12.13	11.02 [8]	14.51	[9]	0.75	[9]	1.22	[9]	—	[5]	3	[10]
CLASS R4
08-31-2017	13.97	0.28	1.57	1.85	(0.29)	(0.37)	—	(0.66)	15.16	13.72	0.50		0.17		1.97	[6]	—	[5]	13
08-31-2016	13.33	0.26	0.82	1.08	(0.24)	(0.20)	—	(0.44)	13.97	8.27	0.50		0.20		1.95		—	[5]	7
08-31-2015	14.17	0.24	(0.79)	(0.55)	(0.21)	(0.08)	—	(0.29)	13.33	(3.93)	4.24		0.39		1.72		—	[5]	5
08-31-2014	12.18	0.20	2.02	2.22	(0.19)	(0.04)	—	(0.23)	14.17	18.37	13.76		0.49		1.50		—	[5]	9
08-31-2013	11.29	0.17	1.08	1.25	(0.13)	(0.23)	—	(0.36)	12.18	11.34	19.65		0.50		1.45		—	[5]	3
CLASS R6
08-31-2017	13.91	0.20	1.66	1.86	(0.31)	(0.37)	—	(0.68)	15.09	13.90	0.25		—		1.40	[6]	14		13
08-31-2016	13.27	0.25	0.85	1.10	(0.26)	(0.20)	—	(0.46)	13.91	8.50	0.25		0.03		1.94		1		7
08-31-2015	14.12	0.16	(0.68)	(0.52)	(0.25)	(0.08)	—	(0.33)	13.27	(3.78)	1.07		0.19		1.19		1		5
08-31-2014	12.13	0.23	2.02	2.25	(0.22)	(0.04)	—	(0.26)	14.12	18.72	7.57		0.24		1.73		—	[5]	9
08-31-2013[7]	11.25	0.19	1.08	1.27	(0.16)	(0.23)	—	(0.39)	12.13	11.56 [8]	13.36	[9]	0.25	[9]	1.64	[9]	—	[5]	3	[10]
CLASS 1
08-31-2017	13.92	0.30	1.55	1.85	(0.30)	(0.37)	—	(0.67)	15.10	13.83	0.28		0.05		2.14	[6]	969		13
08-31-2016	13.28	0.26	0.83	1.09	(0.25)	(0.20)	—	(0.45)	13.92	8.44	0.28		0.08		2.00		892		7
08-31-2015	14.13	0.25	(0.78)	(0.53)	(0.24)	(0.08)	—	(0.32)	13.28	(3.83)	0.28		0.24		1.82		743		5
08-31-2014	12.14	0.21	2.04	2.25	(0.22)	(0.04)	—	(0.26)	14.13	18.65	0.29		0.29		1.61		686		9
08-31-2013	11.25	0.18	1.10	1.28	(0.16)	(0.23)	—	(0.39)	12.14	11.60	0.30		0.30		1.49		454		3

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.05%-0.65%, 0.06%-0.65%, 0.07%-0.65%, 0.08%-0.65% and 0.10%-0.65% for the periods ended 8-31-17, 8-31-16, 8-31-15, 8-31-14 and 8-31-13, respectively.
5	Less than $500,000.
6	Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of less than $0.005 per share and 0.03% for the period ended 8-31-17.
7	The inception date for Class R1, Class R2 and Class R6 shares is 9-4-12.
8	Not annualized.
9	Annualized.
10	Portfolio turnover is shown for the period from 9-1-12 to 8-31-13.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       40

Multi-Index 2035 Preservation Portfolio
Per share operating performance for a share outstanding throughout each period											Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3]	Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in millions)		Portfolio turnover (%)
CLASS R1
08-31-2017	13.77	0.16	1.43	1.59	(0.20)	(0.34)	—	(0.54)	14.82	12.02	0.96		0.71		1.15	[5]	1		15
08-31-2016	13.18	0.17	0.78	0.95	(0.17)	(0.19)	—	(0.36)	13.77	7.39	1.04		0.80		1.29		1		7
08-31-2015	13.98	0.08	(0.64)	(0.56)	(0.15)	(0.09)	—	(0.24)	13.18	(4.09)	2.39		0.87		0.56		1		6
08-31-2014	12.09	0.13	1.93	2.06	(0.13)	(0.04)	—	(0.17)	13.98	17.09	14.45		0.99		0.99		—	[6]	9
08-31-2013[7]	11.26	0.11	1.02	1.13	(0.08)	(0.22)	—	(0.30)	12.09	10.18 [8]	14.79	[9]	1.02	[9]	0.97	[9]	—	[6]	5	[10]
CLASS R2
08-31-2017	13.77	0.21	1.41	1.62	(0.24)	(0.34)	—	(0.58)	14.81	12.22	0.73		0.48		1.47	[5]	1		15
08-31-2016	13.17	0.21	0.78	0.99	(0.20)	(0.19)	—	(0.39)	13.77	7.73	0.78		0.55		1.61		—	[6]	7
08-31-2015	13.98	0.24	(0.77)	(0.53)	(0.19)	(0.09)	—	(0.28)	13.17	(3.93)	2.16		0.67		1.71		—	[6]	6
08-31-2014	12.09	0.16	1.93	2.09	(0.16)	(0.04)	—	(0.20)	13.98	17.36	13.50		0.74		1.21		—	[6]	9
08-31-2013[7]	11.26	0.14	1.02	1.16	(0.11)	(0.22)	—	(0.33)	12.09	10.45 [8]	14.55	[9]	0.77	[9]	1.22	[9]	—	[6]	5	[10]
CLASS R4
08-31-2017	13.83	0.29	1.38	1.67	(0.28)	(0.34)	—	(0.62)	14.88	12.61	0.52		0.16		2.05	[5]	—	[6]	15
08-31-2016	13.22	0.26	0.78	1.04	(0.24)	(0.19)	—	(0.43)	13.83	8.06	0.52		0.22		1.96		—	[6]	7
08-31-2015	14.03	0.24	(0.74)	(0.50)	(0.22)	(0.09)	—	(0.31)	13.22	(3.68)	4.29		0.40		1.72		—	[6]	6
08-31-2014	12.13	0.20	1.93	2.13	(0.19)	(0.04)	—	(0.23)	14.03	17.66	13.87		0.49		1.50		—	[6]	9
08-31-2013	11.29	0.17	1.02	1.19	(0.13)	(0.22)	—	(0.35)	12.13	10.78	19.89		0.52		1.45		—	[6]	5
Class R6
08-31-2017	13.78	0.19	1.50	1.69	(0.30)	(0.34)	—	(0.64)	14.83	12.84	0.27		—		1.34	[5]	15		15
08-31-2016	13.18	0.26	0.79	1.05	(0.26)	(0.19)	—	(0.45)	13.78	8.21	0.27		0.05		1.99		—	[6]	7
08-31-2015	13.99	0.24	(0.71)	(0.47)	(0.25)	(0.09)	—	(0.34)	13.18	(3.46)	1.29		0.21		1.76		—	[6]	6
08-31-2014	12.09	0.23	1.93	2.16	(0.22)	(0.04)	—	(0.26)	13.99	18.00	7.52		0.24		1.73		—	[6]	9
08-31-2013[7]	11.26	0.19	1.02	1.21	(0.16)	(0.22)	—	(0.38)	12.09	10.99 [8]	13.42	[9]	0.27	[9]	1.65	[9]	—	[6]	5	[10]
CLASS 1
08-31-2017	13.77	0.30	1.39	1.69	(0.30)	(0.34)	—	(0.64)	14.82	12.80	0.30		0.05		2.14	[5]	1,244		15
08-31-2016	13.17	0.26	0.78	1.04	(0.25)	(0.19)	—	(0.44)	13.77	8.16	0.30		0.10		2.03		1,192		7
08-31-2015	13.98	0.25	(0.72)	(0.47)	(0.25)	(0.09)	—	(0.34)	13.17	(3.50)	0.29		0.26		1.82		1,024		6
08-31-2014	12.09	0.22	1.92	2.14	(0.21)	(0.04)	—	(0.25)	13.98	17.86	0.29		0.29		1.63		955		9
08-31-2013	11.26	0.18	1.03	1.21	(0.16)	(0.22)	—	(0.38)	12.09	10.94	0.32		0.32		1.51		649		5

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.05%-0.65%, 0.06%-0.65%, 0.07%-0.65%, 0.08%-0.65% and 0.10%-0.65% for the periods ended 8-31-17, 8-31-16, 8-31-15, 8-31-14 and 8-31-13, respectively.
5	Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of less than $0.005 per share and 0.01% for the period ended 8-31-17.
6	Less than $500,000.
7	The inception date for Class R1, Class R2 and Class R6 shares is 9-4-12.
8	Not annualized.
9	Annualized.
10	Portfolio turnover is shown for the period from 9-1-12 to 8-31-13.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       41

Financial highlights continued

Multi-Index 2030 Preservation Portfolio
Per share operating performance for a share outstanding throughout each period											Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3]	Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in millions)		Portfolio turnover (%)
CLASS R1
08-31-2017	13.47	0.18	1.14	1.32	(0.19)	(0.27)	—	(0.46)	14.33	10.14	0.99		0.73		1.28		1		15
08-31-2016	12.92	0.13	0.79	0.92	(0.17)	(0.20)	—	(0.37)	13.47	7.23	1.06		0.84		1.03		—	[5]	7
08-31-2015	13.64	0.17	(0.67)	(0.50)	(0.14)	(0.08)	—	(0.22)	12.92	(3.70)	3.12		0.92		1.23		—	[5]	7
08-31-2014	11.94	0.13	1.73	1.86	(0.13)	(0.03)	—	(0.16)	13.64	15.65	14.74		1.02		1.01		—	[5]	9
08-31-2013[6]	11.26	0.12	0.85	0.97	(0.08)	(0.21)	—	(0.29)	11.94	8.75 [7]	14.92	[8]	1.04	[8]	1.01	[8]	—	[5]	6	[9]
CLASS R2
08-31-2017	13.46	0.18	1.18	1.36	(0.23)	(0.27)	—	(0.50)	14.32	10.42	0.79		0.53		1.33		1		15
08-31-2016	12.92	0.16	0.77	0.93	(0.19)	(0.20)	—	(0.39)	13.46	7.38	0.81		0.59		1.25		—	[5]	7
08-31-2015	13.65	0.29	(0.76)	(0.47)	(0.18)	(0.08)	—	(0.26)	12.92	(3.53)	2.20		0.74		2.10		—	[5]	7
08-31-2014	11.94	0.10	1.80	1.90	(0.16)	(0.03)	—	(0.19)	13.65	16.01	7.63		0.77		0.76		—	[5]	9
08-31-2013[6]	11.26	0.15	0.85	1.00	(0.11)	(0.21)	—	(0.32)	11.94	9.02 [7]	14.67	[8]	0.79	[8]	1.26	[8]	—	[5]	6	[9]
CLASS R4
08-31-2017	13.53	0.28	1.12	1.40	(0.27)	(0.27)	—	(0.54)	14.39	10.73	0.56		0.20		2.03		—	[5]	15
08-31-2016	12.97	0.25	0.74	0.99	(0.23)	(0.20)	—	(0.43)	13.53	7.80	0.55		0.25		1.94		—	[5]	7
08-31-2015	13.69	0.23	(0.66)	(0.43)	(0.21)	(0.08)	—	(0.29)	12.97	(3.21)	4.41		0.43		1.71		—	[5]	7
08-31-2014	11.98	0.20	1.73	1.93	(0.19)	(0.03)	—	(0.22)	13.69	16.23	14.14		0.52		1.51		—	[5]	9
08-31-2013	11.29	0.18	0.85	1.03	(0.13)	(0.21)	—	(0.34)	11.98	9.35	19.82		0.54		1.49		—	[5]	6
Class R6
08-31-2017	13.47	0.21	1.21	1.42	(0.29)	(0.27)	—	(0.56)	14.33	10.96	0.31		0.04		1.56		16		15
08-31-2016	12.92	0.20	0.80	1.00	(0.25)	(0.20)	—	(0.45)	13.47	7.95	0.30		0.09		1.63		1		7
08-31-2015	13.64	0.19	(0.59)	(0.40)	(0.24)	(0.08)	—	(0.32)	12.92	(2.99)	1.21		0.24		1.42		1		7
08-31-2014	11.94	0.23	1.72	1.95	(0.22)	(0.03)	—	(0.25)	13.64	16.48	5.76		0.27		1.82		—	[5]	9
08-31-2013[6]	11.26	0.18	0.87	1.05	(0.16)	(0.21)	—	(0.37)	11.94	9.55 [7]	11.95	[8]	0.29	[8]	1.59	[8]	—	[5]	6	[9]
CLASS 1
08-31-2017	13.48	0.29	1.11	1.40	(0.28)	(0.27)	—	(0.55)	14.33	10.83	0.35		0.09		2.14		1,468		15
08-31-2016	12.93	0.26	0.73	0.99	(0.24)	(0.20)	—	(0.44)	13.48	7.89	0.34		0.14		2.02		1,440		7
08-31-2015	13.65	0.25	(0.65)	(0.40)	(0.24)	(0.08)	—	(0.32)	12.93	(3.03)	0.32		0.29		1.82		1,245		7
08-31-2014	11.94	0.21	1.74	1.95	(0.21)	(0.03)	—	(0.24)	13.65	16.51	0.32		0.32		1.65		1,196		9
08-31-2013	11.26	0.18	0.87	1.05	(0.16)	(0.21)	—	(0.37)	11.94	9.50	0.34		0.34		1.55		820		6

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.05%-0.65%, 0.06%-0.65%, 0.07%-0.65%, 0.08%-0.65% and 0.10%-0.65% for the periods ended 8-31-17, 8-31-16, 8-31-15, 8-31-14 and 8-31-13, respectively.
5	Less than $500,000.
6	The inception date for Class R1, Class R2 and Class R6 shares is 9-4-12.
7	Not annualized.
8	Annualized.
9	Portfolio turnover is shown for the period from 9-1-12 to 8-31-13.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       42

Multi-Index 2025 Preservation Portfolio
Per share operating performance for a share outstanding throughout each period											Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3]	Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in millions)		Portfolio turnover (%)
CLASS R1
08-31-2017	12.97	0.13	0.75	0.88	(0.18)	(0.18)	—	(0.36)	13.49	7.03	1.15		0.86		1.00		—	[5]	14
08-31-2016	12.52	0.17	0.63	0.80	(0.16)	(0.19)	—	(0.35)	12.97	6.52	1.11		0.90		1.35		—	[5]	9
08-31-2015	13.09	0.18	(0.55)	(0.37)	(0.13)	(0.07)	—	(0.20)	12.52	(2.88)	3.61		0.99		1.38		—	[5]	9
08-31-2014	11.71	0.13	1.40	1.53	(0.12)	(0.03)	—	(0.15)	13.09	13.13	15.21		1.08		1.03		—	[5]	13
08-31-2013[6]	11.29	0.12	0.59	0.71	(0.07)	(0.22)	—	(0.29)	11.71	6.40 [7]	15.15	[8]	1.09	[8]	1.04	[8]	—	[5]	9	[9]
CLASS R2
08-31-2017	12.99	0.23	0.71	0.94	(0.24)	(0.18)	—	(0.42)	13.51	7.47	0.70		0.44		1.75		—	[5]	14
08-31-2016	12.53	0.22	0.64	0.86	(0.21)	(0.19)	—	(0.40)	12.99	6.99	0.70		0.50		1.77		—	[5]	9
08-31-2015	13.09	0.19	(0.52)	(0.33)	(0.16)	(0.07)	—	(0.23)	12.53	(2.56)	4.41		0.65		1.49		—	[5]	9
08-31-2014	11.71	0.16	1.40	1.56	(0.15)	(0.03)	—	(0.18)	13.09	13.40	15.08		0.83		1.28		—	[5]	13
08-31-2013[6]	11.29	0.15	0.59	0.74	(0.10)	(0.22)	—	(0.32)	11.71	6.67 [7]	14.91	[8]	0.84	[8]	1.30	[8]	—	[5]	9	[9]
CLASS R4
08-31-2017	13.02	0.26	0.70	0.96	(0.26)	(0.18)	—	(0.44)	13.54	7.64	0.63		0.27		2.03		—	[5]	14
08-31-2016	12.55	0.25	0.63	0.88	(0.22)	(0.19)	—	(0.41)	13.02	7.18	0.62		0.32		1.96		—	[5]	9
08-31-2015	13.12	0.22	(0.53)	(0.31)	(0.19)	(0.07)	—	(0.26)	12.55	(2.39)	4.62		0.50		1.71		—	[5]	9
08-31-2014	11.74	0.19	1.40	1.59	(0.18)	(0.03)	—	(0.21)	13.12	13.63	14.64		0.58		1.53		—	[5]	13
08-31-2013	11.31	0.18	0.60	0.78	(0.13)	(0.22)	—	(0.35)	11.74	7.01	20.24		0.59		1.53		—	[5]	9
Class R6
08-31-2017	12.98	0.21	0.77	0.98	(0.28)	(0.18)	—	(0.46)	13.50	7.84	0.38		0.11		1.67		13		14
08-31-2016	12.52	0.22	0.67	0.89	(0.24)	(0.19)	—	(0.43)	12.98	7.30	0.37		0.15		1.80		1		9
08-31-2015	13.09	0.22	(0.49)	(0.27)	(0.23)	(0.07)	—	(0.30)	12.52	(2.16)	1.14		0.30		1.70		1		9
08-31-2014	11.71	0.22	1.40	1.62	(0.21)	(0.03)	—	(0.24)	13.09	13.94	3.15		0.33		1.77		1		13
08-31-2013[6]	11.29	0.19	0.61	0.80	(0.16)	(0.22)	—	(0.38)	11.71	7.19 [7]	10.94	[8]	0.34	[8]	1.62	[8]	1		9	[9]
CLASS 1
08-31-2017	12.98	0.28	0.69	0.97	(0.27)	(0.18)	—	(0.45)	13.50	7.79	0.42		0.16		2.15		1,477		14
08-31-2016	12.52	0.25	0.64	0.89	(0.24)	(0.19)	—	(0.43)	12.98	7.25	0.40		0.20		2.04		1,528		9
08-31-2015	13.09	0.24	(0.52)	(0.28)	(0.22)	(0.07)	—	(0.29)	12.52	(2.20)	0.39		0.35		1.82		1,352		9
08-31-2014	11.71	0.21	1.40	1.61	(0.20)	(0.03)	—	(0.23)	13.09	13.89	0.38		0.38		1.68		1,294		13
08-31-2013	11.29	0.19	0.60	0.79	(0.15)	(0.22)	—	(0.37)	11.71	7.14	0.39		0.39		1.60		937		9

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.05%-0.65%, 0.06%-0.65%, 0.07%-0.65%, 0.08%-0.65% and 0.10%-0.65% for the periods ended 8-31-17, 8-31-16, 8-31-15, 8-31-14 and 8-31-13, respectively.
5	Less than $500,000.
6	The inception date for Class R1, Class R2 and Class R6 shares is 9-4-12.
7	Not annualized.
8	Annualized.
9	Portfolio turnover is shown for the period from 9-1-12 to 8-31-13.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       43

Financial highlights continued

Multi-Index 2020 Preservation Portfolio
Per share operating performance for a share outstanding throughout each period											Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3]	Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in millions)		Portfolio turnover (%)
CLASS R1
08-31-2017	12.26	0.16	0.31	0.47	(0.20)	(0.14)	—	(0.34)	12.39	3.94	1.10		0.82		1.35		—	[5]	13
08-31-2016	11.92	0.18	0.52	0.70	(0.16)	(0.20)	—	(0.36)	12.26	6.02	0.97		0.75		1.54		—	[5]	13
08-31-2015	12.36	0.15	(0.38)	(0.23)	(0.12)	(0.09)	—	(0.21)	11.92	(1.88)	4.84		0.99		1.25		—	[5]	13
08-31-2014	11.40	0.12	0.99	1.11	(0.11)	(0.04)	—	(0.15)	12.36	9.78	15.97		1.15		1.02		—	[5]	16
08-31-2013[6]	11.30	0.12	0.24	0.36	(0.07)	(0.19)	—	(0.26)	11.40	3.18 [7]	15.47	[8]	1.16	[8]	1.02	[8]	—	[5]	11	[9]
CLASS R2
08-31-2017	12.24	0.19	0.30	0.49	(0.20)	(0.14)	—	(0.34)	12.39	4.16	0.96		0.67		1.59		—	[5]	13
08-31-2016	11.91	0.20	0.50	0.70	(0.17)	(0.20)	—	(0.37)	12.24	6.00	0.95		0.71		1.67		—	[5]	13
08-31-2015	12.37	0.15	(0.37)	(0.22)	(0.15)	(0.09)	—	(0.24)	11.91	(1.80)	1.91		0.88		1.27		1		13
08-31-2014	11.40	0.13	1.02	1.15	(0.14)	(0.04)	—	(0.18)	12.37	10.13	10.59		0.90		1.07		—	[5]	16
08-31-2013[6]	11.30	0.15	0.24	0.39	(0.10)	(0.19)	—	(0.29)	11.40	3.44 [7]	15.22	[8]	0.91	[8]	1.27	[8]	—	[5]	11	[9]
CLASS R4
08-31-2017	12.26	0.24	0.29	0.53	(0.24)	(0.14)	—	(0.38)	12.41	4.50	0.72		0.34		2.01		—	[5]	13
08-31-2016	11.93	0.23	0.51	0.74	(0.21)	(0.20)	—	(0.41)	12.26	6.34	0.70		0.38		1.94		—	[5]	13
08-31-2015	12.38	0.20	(0.38)	(0.18)	(0.18)	(0.09)	—	(0.27)	11.93	(1.47)	4.93		0.57		1.65		—	[5]	13
08-31-2014	11.41	0.18	1.00	1.18	(0.17)	(0.04)	—	(0.21)	12.38	10.39	15.33		0.65		1.52		—	[5]	16
08-31-2013	11.31	0.17	0.24	0.41	(0.12)	(0.19)	—	(0.31)	11.41	3.69	20.55		0.66		1.50		—	[5]	11
Class R6
08-31-2017	12.24	0.23	0.31	0.54	(0.26)	(0.14)	—	(0.40)	12.38	4.61	0.47		0.17		1.92		10		13
08-31-2016	11.91	0.19	0.57	0.76	(0.23)	(0.20)	—	(0.43)	12.24	6.55	0.45		0.21		1.68		2		13
08-31-2015	12.36	0.22	(0.37)	(0.15)	(0.21)	(0.09)	—	(0.30)	11.91	(1.23)	1.35		0.38		1.77		—	[5]	13
08-31-2014	11.40	0.21	0.99	1.20	(0.20)	(0.04)	—	(0.24)	12.36	10.59	4.41		0.40		1.75		—	[5]	16
08-31-2013[6]	11.30	0.19	0.25	0.44	(0.15)	(0.19)	—	(0.34)	11.40	3.95 [7]	12.08	[8]	0.41	[8]	1.71	[8]	—	[5]	11	[9]
CLASS 1
08-31-2017	12.23	0.26	0.27	0.53	(0.25)	(0.14)	—	(0.39)	12.37	4.56	0.50		0.22		2.14		881		13
08-31-2016	11.90	0.24	0.51	0.75	(0.22)	(0.20)	—	(0.42)	12.23	6.50	0.48		0.26		2.04		1,003		13
08-31-2015	12.36	0.22	(0.38)	(0.16)	(0.21)	(0.09)	—	(0.30)	11.90	(1.36)	0.46		0.43		1.78		939		13
08-31-2014	11.39	0.20	1.00	1.20	(0.19)	(0.04)	—	(0.23)	12.36	10.63	0.45		0.45		1.69		947		16
08-31-2013	11.30	0.18	0.25	0.43	(0.15)	(0.19)	—	(0.34)	11.39	3.81	0.46		0.46		1.61		757		11

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.05%-0.65%, 0.06%-0.65%, 0.07%-0.65%, 0.08%-0.65% and 0.10%-0.65% for the periods ended 8-31-17, 8-31-16, 8-31-15, 8-31-14 and 8-31-13, respectively.
5	Less than $500,000.
6	The inception date for Class R1, Class R2 and Class R6 shares is 9-4-12.
7	Not annualized.
8	Annualized.
9	Portfolio turnover is shown for the period from 9-1-12 to 8-31-13.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       44

Multi-Index Income Preservation Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3]		Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in millions)		Portfolio turnover (%)
CLASS R1
08-31-2017	11.40	0.15	0.08	0.23	(0.15)	(0.04)	—	(0.19)	11.44	2.08		1.09		0.79		1.37		—	[5]	5
08-31-2016	11.23	0.13	0.34	0.47	(0.14)	(0.16)	—	(0.30)	11.40	4.26		1.11		0.85		1.23		—	[5]	17	[6]
08-31-2015	11.50	0.12	(0.19)	(0.07)	(0.11)	(0.09)	—	(0.20)	11.23		(0.63)	5.44		1.06		1.05		—	[5]	32
08-31-2014	10.98	0.10	0.55	0.65	(0.09)	(0.04)	—	(0.13)	11.50	5.95		16.81		1.25		0.91		—	[5]	22
08-31-2013[7]	11.26	0.11	(0.14)	(0.03)	(0.07)	(0.18)	—	(0.25)	10.98	(0.30	) [8]	15.88	[9]	1.25	[9]	0.93	[9]	—	[5]	27	[10]
CLASS R2
08-31-2017	11.39	0.18	0.08	0.26	(0.17)	(0.04)	—	(0.21)	11.44	2.34		0.89		0.59		1.61		—	[5]	5
08-31-2016	11.23	0.15	0.33	0.48	(0.16)	(0.16)	—	(0.32)	11.39	4.41		0.94		0.67		1.39		—	[5]	17	[6]
08-31-2015	11.50	0.14	(0.18)	(0.04)	(0.14)	(0.09)	—	(0.23)	11.23		(0.38)	4.59		0.82		1.24		—	[5]	32
08-31-2014	10.98	0.13	0.55	0.68	(0.12)	(0.04)	—	(0.16)	11.50	6.22		16.81		1.00		1.16		—	[5]	22
08-31-2013[7]	11.26	0.13	(0.13)	—	(0.10)	(0.18)	—	(0.28)	10.98	(0.05	) [8]	15.64	[9]	1.00	[9]	1.18	[9]	—	[5]	27	[10]
CLASS R4
08-31-2017	11.39	0.21	0.07	0.28	(0.19)	(0.04)	—	(0.23)	11.44	2.55		0.78		0.38		1.83		—	[5]	5
08-31-2016	11.22	0.18	0.33	0.51	(0.18)	(0.16)	—	(0.34)	11.39	4.65		0.81		0.45		1.64		—	[5]	17	[6]
08-31-2015	11.50	0.17	(0.19)	(0.02)	(0.17)	(0.09)	—	(0.26)	11.22		(0.22)	5.29		0.65		1.46		—	[5]	32
08-31-2014	10.98	0.16	0.55	0.71	(0.15)	(0.04)	—	(0.19)	11.50	6.48		16.19		0.75		1.42		—	[5]	22
08-31-2013	11.26	0.16	(0.14)	0.02	(0.12)	(0.18)	—	(0.30)	10.98	0.20		21.18		0.75		1.42		—	[5]	27
Class R6
08-31-2017	11.37	0.21	0.09	0.30	(0.21)	(0.04)	—	(0.25)	11.42	2.73		0.53		0.21		1.86		6		5
08-31-2016	11.22	0.16	0.35	0.51	(0.20)	(0.16)	—	(0.36)	11.37	4.66		0.56		0.28		1.55		2		17	[6]
08-31-2015	11.51	0.19	(0.19)	—	(0.20)	(0.09)	—	(0.29)	11.22		(0.05)	2.82		0.46		1.65		—	[5]	32
08-31-2014	10.98	0.19	0.56	0.75	(0.18)	(0.04)	—	(0.22)	11.51	6.84		8.15		0.50		1.66		—	[5]	22
08-31-2013[7]	11.26	0.18	(0.13)	0.05	(0.15)	(0.18)	—	(0.33)	10.98	0.45	[8]	12.19	[9]	0.50	[9]	1.64	[9]	—	[5]	27	[10]
CLASS 1
08-31-2017	11.38	0.22	0.08	0.30	(0.21)	(0.04)	—	(0.25)	11.43	2.68		0.56		0.26		1.96		499		5
08-31-2016	11.22	0.20	0.31	0.51	(0.19)	(0.16)	—	(0.35)	11.38	4.70		0.59		0.33		1.78		627		17	[6]
08-31-2015	11.51	0.18	(0.19)	(0.01)	(0.19)	(0.09)	—	(0.28)	11.22		(0.10)	0.55		0.51		1.60		404		32
08-31-2014	10.98	0.18	0.56	0.74	(0.17)	(0.04)	—	(0.21)	11.51	6.79		0.55		0.55		1.61		440		22
08-31-2013	11.26	0.18	(0.13)	0.05	(0.15)	(0.18)	—	(0.33)	10.98	0.40		0.55		0.55		1.57		404		27

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.05%-0.65%, 0.06%-0.65%, 0.07%-0.65%, 0.08%-0.65% and 0.10%-0.65% for the periods ended 8-31-17, 8-31-16, 8-31-15, 8-31-14 and 8-31-13, respectively.
5	Less than $500,000.
6	Excludes merger activity.
7	The inception date for Class R1, Class R2 and Class R6 shares is 9-4-12.
8	Not annualized.
9	Annualized.
10	Portfolio turnover is shown for the period from 9-1-12 to 8-31-13.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       45

Notes to financial statements

Note 1 — Organization

John Hancock Funds II (the Trust) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). It is a series company with multiple investment series, ten of which (collectively, Multi-Index Preservation Portfolios, or the portfolios, and each individually, the portfolio (formerly Retirement Choices Portfolios)), are presented in this report. The Multi-Index Preservation Portfolios are series of the Trust and operate as "funds of funds" that may invest in other series of the Trust, other funds in the John Hancock group of funds complex, non-John Hancock funds and certain other investments.

The portfolios may offer multiple classes of shares. The shares currently offered by the Trust (or portfolios) are detailed in the Statements of assets and liabilities. Class R1, Class R2 and Class R4 shares are available only to certain retirement plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation (MFC). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

The investment objective of each portfolio, with the exception of Multi-Index Income Preservation Portfolio, is to seek high total return until the portfolio's target retirement date, with a greater focus on income as the target date approaches. The investment objective of Multi-Index Income Preservation Portfolio is to seek total return with a focus on current income.

Effective February 1, 2017, the portfolios changed their names as follows:

New Portfolio Name	Former Portfolio Name
Multi-Index 2060 Preservation Portfolio	Retirement Choices at 2060 Portfolio
Multi-Index 2055 Preservation Portfolio	Retirement Choices at 2055 Portfolio
Multi-Index 2050 Preservation Portfolio	Retirement Choices at 2050 Portfolio
Multi-Index 2045 Preservation Portfolio	Retirement Choices at 2045 Portfolio
Multi-Index 2040 Preservation Portfolio	Retirement Choices at 2040 Portfolio
Multi-Index 2035 Preservation Portfolio	Retirement Choices at 2035 Portfolio
Multi-Index 2030 Preservation Portfolio	Retirement Choices at 2030 Portfolio
Multi-Index 2025 Preservation Portfolio	Retirement Choices at 2025 Portfolio
Multi-Index 2020 Preservation Portfolio	Retirement Choices at 2020 Portfolio
Multi-Index Income Preservation Portfolio	Retirement Choices Income Portfolio

The accounting policies of the John Hancock underlying funds in which the portfolios invest are outlined in the underlying funds' shareholder reports, which include the underlying funds' financial statements, available without charge by calling 800-344-1029 or visiting jhinvestments.com, on the Securities and Exchange Commission (SEC) website at sec.gov or at the SEC's public reference room in Washington, D.C. The underlying funds are not covered by this report.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The portfolios qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the portfolios:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the portfolios' Valuation Policies and Procedures.

In order to value the securities, the portfolios use the following valuation techniques: Investments by the portfolios in underlying affiliated funds and/or other open-end management investment companies are valued at their respective NAVs each business day. Exchange-traded funds (ETFs) held by the portfolios are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

The portfolios use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the portfolios' own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of August 31, 2017, all investments for all portfolios are categorized as Level 1 under the hierarchy described above.

ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       46

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the portfolios become aware of the dividends. Income and capital gain distributions from underlying funds are recorded on ex-date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Line of credit. The portfolios may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the portfolios' custodian agreement, the custodian may loan money to the portfolios to make properly authorized payments. The portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any portfolio property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Any overdrafts at period end are presented under the caption Due to custodian in the Statements of assets and liabilities.

Effective June 29, 2017, the portfolios and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for certain funds and subject to the need of all other affiliated funds, the portfolios can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating portfolio based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statements of operations. Prior to June 29, 2017, the portfolios had a similar agreement that enabled them to participate in a $1 billion unsecured committed line of credit. For the year ended August 31, 2017, the portfolios had no borrowings under either line of credit.

Commitment fees for the year ended August 31, 2017, were as follows:

Portfolio	Commitment fee
Multi-Index 2060 Preservation Portfolio	$2,845
Multi-Index 2055 Preservation Portfolio	3,300
Multi-Index 2050 Preservation Portfolio	4,267
Multi-Index 2045 Preservation Portfolio	4,690
Multi-Index 2040 Preservation Portfolio	5,276
Multi-Index 2035 Preservation Portfolio	6,007
Multi-Index 2030 Preservation Portfolio	6,647
Multi-Index 2025 Preservation Portfolio	6,767
Multi-Index 2020 Preservation Portfolio	5,279
Multi-Index Income Preservation Portfolio	4,284

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual portfolio are allocated to such portfolio. Expenses that are not readily attributable to a specific portfolio are allocated among all portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and the portfolio's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the portfolio level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. Each portfolio intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of August 31, 2017, the portfolios had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The portfolios' federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

For federal income tax purposes, the costs of investments owned on August 31, 2017, including short-term investments, were as follows:

Portfolio	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
Multi-Index 2060 Preservation Portfolio	$25,003,652	$1,400,408	($19,369)	$1,381,039
Multi-Index 2055 Preservation Portfolio	195,722,394	15,380,685	(119,561)	15,261,124
Multi-Index 2050 Preservation Portfolio	509,515,806	76,540,363	(1,557,214)	74,983,149
Multi-Index 2045 Preservation Portfolio	641,820,264	112,552,874	(1,864,287)	110,688,587
Multi-Index 2040 Preservation Portfolio	839,133,907	147,587,385	(2,643,657)	144,943,728
Multi-Index 2035 Preservation Portfolio	1,077,214,337	189,115,110	(3,472,720)	185,642,390
Multi-Index 2030 Preservation Portfolio	1,287,248,932	204,316,184	(4,345,748)	199,970,436
Multi-Index 2025 Preservation Portfolio	1,329,644,683	167,160,202	(4,375,595)	162,784,607
Multi-Index 2020 Preservation Portfolio	839,661,901	55,630,641	(2,536,988)	53,093,653
Multi-Index Income Preservation Portfolio	491,609,983	15,467,435	(824,386)	14,643,049

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Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The portfolios generally declare and pay dividends and capital gain distributions, if any, annually.

The tax character of distributions for the year ended August 31, 2017 was as follows:

Portfolio	Ordinary income	Long term capital gains	Total
Multi-Index 2060 Preservation Portfolio	$124,826	—	$124,826
Multi-Index 2055 Preservation Portfolio	3,452,159	$2,547,061	5,999,220
Multi-Index 2050 Preservation Portfolio	11,463,026	14,264,376	25,727,402
Multi-Index 2045 Preservation Portfolio	14,784,402	18,636,286	33,420,688
Multi-Index 2040 Preservation Portfolio	19,384,379	23,448,634	42,833,013
Multi-Index 2035 Preservation Portfolio	25,269,213	29,209,063	54,478,276
Multi-Index 2030 Preservation Portfolio	30,118,168	28,687,126	58,805,294
Multi-Index 2025 Preservation Portfolio	31,650,005	20,970,088	52,620,093
Multi-Index 2020 Preservation Portfolio	21,807,252	9,427,773	31,235,025
Multi-Index Income Preservation Portfolio	10,774,169	2,100,468	12,874,637

The tax character of distributions for the year ended August 31, 2016 was as follows:

Portfolio	Ordinary income	Long term capital gains	Total
Multi-Index 2055 Preservation Portfolio	$1,437,620	$365,039	$1,802,659
Multi-Index 2050 Preservation Portfolio	8,442,673	6,637,262	15,079,935
Multi-Index 2045 Preservation Portfolio	11,221,298	8,472,084	19,693,382
Multi-Index 2040 Preservation Portfolio	14,916,086	11,249,184	26,165,270
Multi-Index 2035 Preservation Portfolio	20,886,501	14,999,467	35,885,968
Multi-Index 2030 Preservation Portfolio	25,413,136	18,809,598	44,222,734
Multi-Index 2025 Preservation Portfolio	28,626,984	18,454,789	47,081,773
Multi-Index 2020 Preservation Portfolio	20,228,366	13,173,044	33,401,410
Multi-Index Income Preservation Portfolio	7,054,014	5,344,338	12,398,352

Distributions paid by the portfolios with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2017, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed ordinary income	Undistributed long term capital gains
Multi-Index 2060 Preservation Portfolio	$90,336	$450,749
Multi-Index 2055 Preservation Portfolio	924,684	9,120,810
Multi-Index 2050 Preservation Portfolio	2,655,800	28,637,893
Multi-Index 2045 Preservation Portfolio	3,913,760	36,046,609
Multi-Index 2040 Preservation Portfolio	5,166,614	45,999,209
Multi-Index 2035 Preservation Portfolio	7,598,346	55,320,738
Multi-Index 2030 Preservation Portfolio	10,481,852	60,459,561
Multi-Index 2025 Preservation Portfolio	17,198,613	46,453,140
Multi-Index 2020 Preservation Portfolio	10,835,916	30,011,879
Multi-Index Income Preservation Portfolio	5,582,730	4,636,994

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the portfolios' financial statements as a return of capital. Short-term gains from underlying funds are treated as ordinary income for tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the portfolios. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the portfolios. John Hancock Distributors, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the portfolios. The Advisor and the Distributor are indirect, wholly owned subsidiaries of MFC.

Management fee. Each portfolio pays the Advisor a management fee for its services to the portfolio. The management fee has two components: (1) a fee on assets invested in a fund of the Trust or John Hancock Funds III (JHF III); and (2) a fee on assets invested in investments other than a fund of the Trust or JHF III (Other assets).

ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       48

The fee on assets invested in a fund of the Trust or JHF III is stated as an annual percentage of the current value of the net assets of the portfolio (together with the assets of the Multi-Index Lifetime Portfolios and Multimanager Lifetime Portfolios) determined in accordance with the following schedule:

Management fee on assets invested in a fund of the Trust and JHF III

Aggregate net assets of the portfolio
First $7.5 billion	0.060%
Excess over $7.5 billion	0.050%

The fee on Other assets is stated as an annual percentage of the current value of the net assets of the portfolio (together with the assets of the Multi-Index Lifetime Portfolios and Multimanager Lifetime Portfolios), determined in accordance with the following schedule:

Management fee on Other assets

Aggregate net assets of the portfolio
First $7.5 billion	0.510%
Excess over $7.5 billion	0.500%

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited and John Hancock Asset Management a division of Manulife Asset Management (US) LLC, both indirectly owned subsidiaries of MFC and affiliates of the Advisor, act as subadvisors to the portfolios. The portfolios are not responsible for payment of the subadvisory fees.

Expense reimbursements. The Advisor has contractually agreed to reduce its management fee and/or make payment to each portfolio in an amount equal to the amount by which "Other expenses" of each portfolio exceed 0.05% of the average annual net assets of each portfolio. "Other expenses" means all of the expenses of each portfolio, excluding certain expenses such as management fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of each portfolio's business, class specific fees, underlying fund expenses (acquired fund fees), and short dividend expense. The current expense limitation agreement expires on December 31, 2017, unless renewed by mutual agreement of the portfolios and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R1, Class R2, Class R4, and Class R6 shares of the portfolios, including Rule 12b-1 fees, transfer agent and service fees, as applicable, to the extent they exceed 0.75%, 0.50%, 0.25%, and 0.00%, respectively, of the portfolios' average net assets, respectively. The current expense limitation agreement expires on December 31, 2017, unless renewed by mutual agreement of the portfolios and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

Effective January 1, 2017, the Advisor has contractually agreed to waive its management fees and/or reimburse certain expenses including underlying fund expenses (acquired fund fees) to reduce the total annual portfolio operating expenses by the amounts indicated below of the respective portfolios' average net assets:

Portfolio		Portfolio
Multi-Index 2060 Preservation Portfolio	0.29%	Multi-Index 2035 Preservation Portfolio	0.29%
Multi-Index 2055 Preservation Portfolio	0.29%	Multi-Index 2030 Preservation Portfolio	0.29%
Multi-Index 2050 Preservation Portfolio	0.29%	Multi-Index 2025 Preservation Portfolio	0.29%
Multi-Index 2045 Preservation Portfolio	0.29%	Multi-Index 2020 Preservation Portfolio	0.31%
Multi-Index 2040 Preservation Portfolio	0.29%	Multi-Index Income Preservation Portfolio	0.33%

Prior to January 1, 2017, these waivers were as follows:

Portfolio		Portfolio
Multi-Index 2060 Preservation Portfolio	0.20%	Multi-Index 2035 Preservation Portfolio	0.20%
Multi-Index 2055 Preservation Portfolio	0.20%	Multi-Index 2030 Preservation Portfolio	0.20%
Multi-Index 2050 Preservation Portfolio	0.20%	Multi-Index 2025 Preservation Portfolio	0.20%
Multi-Index 2045 Preservation Portfolio	0.20%	Multi-Index 2020 Preservation Portfolio	0.22%
Multi-Index 2040 Preservation Portfolio	0.20%	Multi-Index Income Preservation Portfolio	0.24%

Payments under this arrangement are intended to reimburse the portfolios for indirect net expenses associated with the portfolios' investments in underlying funds. Amounts received in excess of portfolio level operating expenses are included as Other income received from advisor in the Statements of operations. The current expense limitation agreement expires on December 31, 2017, unless renewed by mutual agreement of the portfolios and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has voluntarily agreed to waive its management fee or reimburse the portfolios so that the aggregate management fee retained by the Advisor with respect to each portfolio and the underlying investments in a portfolio does not exceed 0.51% of the portfolios' first $7.5 billion of average annual net assets and 0.50% of the portfolios' average annual net assets in excess of $7.5 billion. This voluntary waiver may be terminated at any time by the Advisor on notice to the portfolios.

ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       49

For the year ended August 31, 2017, the expense reductions to these plans amounted to the following and are reflected as a reduction of total expenses in the Statements of operations:

	Expense reimbursement by class
Portfolio	Class R1	Class R2	Class R4	Class R6	Class 1	Total
Multi-Index 2060 Preservation Portfolio	$2,313	$2,316	$2,614	$2,441	$220,741	$230,425
Multi-Index 2055 Preservation Portfolio	315	317	316	361	524,942	526,251
Multi-Index 2050 Preservation Portfolio	750	748	307	11,639	1,269,909	1,283,353
Multi-Index 2045 Preservation Portfolio	1,391	622	291	10,063	1,613,994	1,626,361
Multi-Index 2040 Preservation Portfolio	624	544	317	15,833	2,168,848	2,186,166
Multi-Index 2035 Preservation Portfolio	2,696	909	318	18,045	3,053,832	3,075,800
Multi-Index 2030 Preservation Portfolio	1,744	1,712	319	19,800	3,781,084	3,804,659
Multi-Index 2025 Preservation Portfolio	733	476	307	15,254	3,903,462	3,920,232
Multi-Index 2020 Preservation Portfolio	694	1,428	305	14,967	2,606,782	2,624,176
Multi-Index Income Preservation Portfolio	881	1,182	611	10,762	1,670,911	1,684,347

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2017, were equivalent to a net annual effective rate of the portfolios' average daily net assets as follows:

Portfolio	Annual effective rate	Portfolio	Annual effective rate
Multi-Index 2060 Preservation Portfolio	0.00%	Multi-Index 2035 Preservation Portfolio	0.00%
Multi-Index 2055 Preservation Portfolio	0.00%	Multi-Index 2030 Preservation Portfolio	0.00%
Multi-Index 2050 Preservation Portfolio	0.00%	Multi-Index 2025 Preservation Portfolio	0.08%
Multi-Index 2045 Preservation Portfolio	0.00%	Multi-Index 2020 Preservation Portfolio	0.13%
Multi-Index 2040 Preservation Portfolio	0.00%	Multi-Index Income Preservation Portfolio	0.17%

Accounting and legal services. Pursuant to a service agreement, the portfolios reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended August 31, 2017 amounted to an annual rate of 0.02% of the portfolios' average daily net assets.

Distribution and service plans. The portfolios have a distribution agreement with the Distributor. The portfolios have adopted distribution and service plans with respect to Class R1, Class R2, Class R4 and Class 1 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the portfolios. In addition, under a service plan for Class R1, Class R2 and Class R4 shares, the portfolios pay for certain other services. The portfolios may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the portfolios' shares.

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class R1	0.50%	0.25%	Class R4	0.25%	0.10%
Class R2	0.25%	0.25%	Class 1	0.05%	—

The portfolios' Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on December 31, 2017, unless renewed by mutual agreement of the portfolios and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to the following for Class R4 shares for the year ended August 31, 2017:

Portfolio	Class R4
Multi-Index 2060 Preservation Portfolio	$129
Multi-Index 2055 Preservation Portfolio	111
Multi-Index 2050 Preservation Portfolio	128
Multi-Index 2045 Preservation Portfolio	128
Multi-Index 2040 Preservation Portfolio	135
Multi-Index 2035 Preservation Portfolio	124
Multi-Index 2030 Preservation Portfolio	122
Multi-Index 2025 Preservation Portfolio	118
Multi-Index 2020 Preservation Portfolio	108
Multi-Index Income Preservation Portfolio	202

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail

ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       50

Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended August 31, 2017 were as follows:

Portfolio	Class	Distribution and service fees	Transfer agent fees
Multi-Index 2060 Preservation Portfolio	Class R1	$554	$17
	Class R2	278	17
	Class R4	322	18
	Class R6	—	17
	Class 1	6,736	—
	Total	$7,890	$69
Multi-Index 2055 Preservation Portfolio	Class R1	$555	$17
	Class R2	279	17
	Class R4	278	17
	Class R6	—	17
	Class 1	91,801	—
	Total	$92,913	$68
Multi-Index 2050 Preservation Portfolio	Class R1	$2,098	$47
	Class R2	1,162	45
	Class R4	441	19
	Class R6	—	586
	Class 1	274,135	—
	Total	$277,836	$697
Multi-Index 2045 Preservation Portfolio	Class R1	$4,326	$89
	Class R2	1,223	35
	Class R4	321	20
	Class R6	—	508
	Class 1	354,866	—
	Total	$360,736	$652
Multi-Index 2040 Preservation Portfolio	Class R1	$1,655	$38
	Class R2	826	33
	Class R4	347	20
	Class R6	—	797
	Class 1	465,082	—
	Total	$467,910	$888
Multi-Index 2035 Preservation Portfolio	Class R1	$7,123	$150
	Class R2	1,643	51
	Class R4	314	19
	Class R6	—	829
	Class 1	604,857	—
	Total	$613,937	$1,049
Multi-Index 2030 Preservation Portfolio	Class R1	$4,386	$95
	Class R2	3,032	91
	Class R4	306	18
	Class R6	—	908
	Class 1	725,969	—
	Total	$733,693	$1,112
Multi-Index 2025 Preservation Portfolio	Class R1	$1,797	$34
	Class R2	580	26
	Class R4	295	18
	Class R6	—	692
	Class 1	751,070	—
	Total	$753,742	$770
Multi-Index 2020 Preservation Portfolio	Class R1	$1,489	$34
	Class R2	2,424	75
	Class R4	272	16
	Class R6	—	664
	Class 1	467,740	—
	Total	$471,925	$789
Multi-Index Income Preservation Portfolio	Class R1	$1,630	$43
	Class R2	1,425	59
	Class R4	506	30
	Class R6	—	462
	Class 1	280,924	—
	Total	$284,485	$594

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Trustee expenses. The Trust compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each portfolio based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Portfolio share transactions

Transactions in the portfolios' shares for the years ended August 31, 2017 and 2016 were as follows:

Multi-Index 2060 Preservation Portfolio

		Year ended 8-31-17		Year ended 8-31-16[1]
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	—	—	10,000	$100,000
Net increase	—	—	10,000	$100,000
Class R2 shares
Sold	—	—	10,000	$100,000
Net increase	—	—	10,000	$100,000
Class R4 shares
Sold	1,997	$21,168	10,007	$100,075
Distributions reinvested	27	292	—	—
Net increase	2,024	$21,460	10,007	$100,075
Class R6 shares
Sold	1,032	$11,399	10,028	$100,295
Distributions reinvested	6	68	—	—
Repurchased	(54)	(591)	—	—
Net increase	984	$10,876	10,028	$100,295
Class 1 shares
Sold	2,041,041	$22,772,722	308,797	$3,240,335
Distributions reinvested	10,951	116,632	—	—
Repurchased	(183,385)	(2,034,032)	—	—
Net increase	1,868,607	$20,855,322	308,797	$3,240,335
Total net increase	1,871,615	$20,887,658	348,832	$3,640,705

1 Period from 3-30-16 (commencement of operations) to 8-31-16.

Multi-Index 2055 Preservation Portfolio

		Year ended 8-31-17		Year ended 8-31-16
	Shares	Amount	Shares	Amount
Class R2 shares
Sold	102	$1,159	—	—
Net increase	102	$1,159	—	—
Class R6 shares
Sold	1,466	$16,109	1,028	$9,585
Distributions reinvested	2	25	—	—
Repurchased	(1,125)	(12,005)	(1)	(8)
Net increase	343	$4,129	1,027	$9,577
Class 1 shares
Sold	4,804,513	$53,021,043	8,030,198	$81,121,385
Distributions reinvested	564,587	5,984,616	176,826	1,794,788
Repurchased	(1,786,224)	(19,927,932)	(199,947)	(2,079,406)
Net increase	3,582,876	$39,077,727	8,007,077	$80,836,767
Total net increase	3,583,321	$39,083,015	8,008,104	$80,846,344

There were no transactions in portfolio shares for the years ended 8-31-17 and 8-31-16 for Class R1 and Class R4 shares.

ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       52

Multi-Index 2050 Preservation Portfolio

		Year ended 8-31-17		Year ended 8-31-16
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	16,236	$207,447	9,987	$119,276
Distributions reinvested	218	2,653	82	972
Repurchased	(10,725)	(140,092)	(3,877)	(46,245)
Net increase	5,729	$70,008	6,192	$74,003
Class R2 shares
Sold	22,921	$296,009	3,408	$40,429
Distributions reinvested	271	3,293	181	2,139
Repurchased	(2,405)	(30,863)	(2,471)	(29,718)
Net increase	20,787	$268,439	1,118	$12,850
Class R6 shares
Sold	852,344	$11,000,021	24,563	$288,226
Distributions reinvested	8,027	97,204	153	1,796
Repurchased	(121,938)	(1,589,040)	(1,684)	(20,726)
Net increase	738,433	$9,508,185	23,032	$269,296
Class 1 shares
Sold	3,562,872	$45,089,676	7,014,983	$82,403,642
Distributions reinvested	2,113,565	25,595,264	1,280,496	15,058,639
Repurchased	(5,356,809)	(68,483,379)	(2,055,344)	(24,326,355)
Net increase	319,628	$2,201,561	6,240,135	$73,135,926
Total net increase	1,084,577	$12,048,193	6,270,477	$73,492,075

There were no transactions in portfolio shares for the years ended 8-31-17 and 8-31-16 for Class R4 shares.

Multi-Index 2045 Preservation Portfolio

		Year ended 8-31-17		Year ended 8-31-16
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	29,622	$419,296	20,415	$275,640
Distributions reinvested	519	7,096	242	3,214
Repurchased	(28,867)	(424,998)	(3,583)	(48,876)
Net increase	1,274	$1,394	17,074	$229,978
Class R2 shares
Sold	33,287	$489,237	2,705	$36,023
Distributions reinvested	423	5,776	222	2,945
Repurchased	(2,692)	(38,913)	(157)	(2,105)
Net increase	31,018	$456,100	2,770	$36,863
Class R6 shares
Sold	743,693	$10,793,966	6,313	$85,119
Distributions reinvested	5,078	69,061	191	2,517
Repurchased	(120,903)	(1,764,707)	(644)	(8,621)
Net increase	627,868	$9,098,320	5,860	$79,015
Class 1 shares
Sold	3,811,505	$54,212,927	7,721,335	$101,584,435
Distributions reinvested	2,449,372	33,311,463	1,490,182	19,670,400
Repurchased	(6,045,656)	(86,684,333)	(2,297,843)	(30,538,062)
Net increase	215,221	$840,057	6,913,674	$90,716,773
Total net increase	875,381	$10,395,871	6,939,378	$91,062,629

There were no transactions in portfolio shares for the years ended 8-31-17 and 8-31-16 for Class R4 shares.

ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       53

Multi-Index 2040 Preservation Portfolio

		Year ended 8-31-17		Year ended 8-31-16
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	11,488	$163,759	3,909	$51,204
Distributions reinvested	90	1,222	4	51
Repurchased	(4,740)	(69,840)	(1,569)	(20,793)
Net increase	6,838	$95,141	2,344	$30,462
Class R2 shares
Sold	14,215	$202,339	3,754	$50,009
Distributions reinvested	14	193	12	162
Repurchased	(6,281)	(87,619)	(3,810)	(49,951)
Net increase (decrease)	7,948	$114,913	(44)	$220
Class R4 shares
Sold	1,575	$22,695	—	—
Repurchased	(1,151)	(17,281)	—	—
Net increase	424	$5,414	—	—
Class R6 shares
Sold	925,869	$13,302,490	32,980	$437,635
Distributions reinvested	8,528	115,300	1,869	24,534
Repurchased	(99,837)	(1,454,343)	(10,675)	(140,990)
Net increase	834,560	$11,963,447	24,174	$321,179
Class 1 shares
Sold	4,778,499	$67,298,005	9,066,061	$119,309,396
Distributions reinvested	3,153,280	42,695,413	1,986,912	26,127,900
Repurchased	(7,851,289)	(111,909,815)	(2,966,799)	(39,432,594)
Net increase (decrease)	80,490	($1,916,397)	8,086,174	$106,004,702
Total net increase	930,260	$10,262,518	8,112,648	$106,356,563

Multi-Index 2035 Preservation Portfolio

		Year ended 8-31-17		Year ended 8-31-16
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	52,741	$732,044	8,780	$115,649
Distributions reinvested	1,491	20,031	888	11,616
Repurchased	(17,574)	(254,374)	(1,488)	(20,169)
Net increase	36,658	$497,701	8,180	$107,096
Class R2 shares
Sold	23,113	$331,201	913	$11,998
Distributions reinvested	832	11,143	620	8,092
Repurchased	(6,639)	(93,134)	(1,582)	(20,889)
Net increase (decrease)	17,306	$249,210	(49)	($799)
Class R6 shares
Sold	1,079,180	$15,279,818	28,635	$380,970
Distributions reinvested	7,091	94,812	578	7,531
Repurchased	(80,501)	(1,151,675)	(19,840)	(261,289)
Net increase	1,005,770	$14,222,955	9,373	$127,212
Class 1 shares
Sold	4,231,025	$59,232,808	10,532,812	$137,348,430
Distributions reinvested	4,064,136	54,337,496	2,755,691	35,851,546
Repurchased	(10,911,348)	(153,169,675)	(4,513,638)	(59,486,689)
Net increase (decrease)	(2,616,187)	($39,599,371)	8,774,865	$113,713,287
Total net increase (decrease)	(1,556,453)	($24,629,505)	8,792,369	$113,946,796

There were no transactions in portfolio shares for the years ended 8-31-17 and 8-31-16 for Class R4 shares.

ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       54

Multi-Index 2030 Preservation Portfolio

		Year ended 8-31-17		Year ended 8-31-16
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	41,236	$561,480	24,070	$310,172
Distributions reinvested	323	4,229	269	3,438
Repurchased	(11,671)	(163,528)	(9,417)	(123,028)
Net increase	29,888	$402,181	14,922	$190,582
Class R2 shares
Sold	63,825	$879,158	21,542	$278,451
Distributions reinvested	1,020	13,349	299	3,816
Repurchased	(26,773)	(373,635)	(618)	(7,868)
Net increase	38,072	$518,872	21,223	$274,399
Class R6 shares
Sold	1,207,550	$16,634,981	221,964	$2,880,973
Distributions reinvested	9,968	130,181	1,168	14,857
Repurchased	(180,697)	(2,494,292)	(163,617)	(2,096,843)
Net increase	1,036,821	$14,270,870	59,515	$798,987
Class 1 shares
Sold	4,696,136	$63,912,978	12,526,052	$161,333,914
Distributions reinvested	4,489,861	58,637,591	3,471,692	44,194,641
Repurchased	(13,658,260)	(186,894,044)	(5,424,912)	(70,402,959)
Net increase (decrease)	(4,472,263)	($64,343,475)	10,572,832	$135,125,596
Total net increase (decrease)	(3,367,482)	($49,151,552)	10,668,492	$136,389,564

There were no transactions in portfolio shares for the years ended 8-31-17 and 8-31-16 for Class R4 shares.

Multi-Index 2025 Preservation Portfolio

		Year ended 8-31-17		Year ended 8-31-16
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	33,135	$428,284	5,631	$70,596
Distributions reinvested	73	918	182	2,243
Repurchased	(14,622)	(192,491)	(6,915)	(87,293)
Net increase (decrease)	18,586	$236,711	(1,102)	($14,454)
Class R2 shares
Sold	11,953	$157,855	187	$2,320
Distributions reinvested	1	8	—	—
Repurchased	(3,760)	(49,307)	—	—
Net increase	8,194	$108,556	187	$2,320
Class R4 shares
Sold	286	$3,782	—	—
Repurchased	(1)	(8)	—	—
Net increase	285	$3,774	—	—
Class R6 shares
Sold	1,298,457	$16,955,223	49,816	$631,830
Distributions reinvested	5,305	66,417	691	8,467
Repurchased	(385,966)	(5,017,529)	(27,183)	(344,870)
Net increase	917,796	$12,004,111	23,324	$295,427
Class 1 shares
Sold	4,335,602	$56,154,572	12,713,427	$159,028,449
Distributions reinvested	4,196,599	52,541,425	3,835,558	47,062,301
Repurchased	(16,859,346)	(219,852,863)	(6,839,201)	(85,836,658)
Net increase (decrease)	(8,327,145)	($111,156,866)	9,709,784	$120,254,092
Total net increase (decrease)	(7,382,284)	($98,803,714)	9,732,193	$120,537,385

ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       55

Multi-Index 2020 Preservation Portfolio

		Year ended 8-31-17		Year ended 8-31-16
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	16,499	$197,163	1,647	$19,640
Distributions reinvested	6	66	12	143
Repurchased	(1,616)	(19,724)	(396)	(4,747)
Net increase	14,889	$177,505	1,263	$15,036
Class R2 shares
Sold	24,186	$287,467	6,334	$74,742
Distributions reinvested	1	7	479	5,565
Repurchased	(31,628)	(382,989)	(38,428)	(458,556)
Net decrease	(7,441)	($95,515)	(31,615)	($378,249)
Class R4 shares
Sold	—	—	16	$192
Repurchased	—	—	(16)	(182)
Net increase	—	—	—	$10
Class R6 shares
Sold	910,961	$11,017,877	160,016	$1,925,260
Distributions reinvested	7,070	82,787	491	5,687
Repurchased	(265,682)	(3,211,082)	(54,760)	(664,951)
Net increase	652,349	$7,889,582	105,747	$1,265,996
Class 1 shares
Sold	2,552,796	$30,914,932	8,790,112	$104,446,437
Distributions reinvested	2,658,595	31,132,148	2,883,598	33,363,225
Repurchased	(16,069,355)	(194,081,838)	(8,490,603)	(101,070,751)
Net increase (decrease)	(10,857,964)	($132,034,758)	3,183,107	$36,738,911
Total net increase (decrease)	(10,198,167)	($124,063,186)	3,258,502	$37,641,704

Multi-Index Income Preservation Portfolio

		Year ended 8-31-17		Year ended 8-31-16
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	8,636	$96,428	492	$5,556
Issued in reorganization (Note 8)	—	—	11,713	131,027
Distributions reinvested	60	660	5	52
Repurchased	(2,291)	(25,843)	(376)	(4,235)
Net increase	6,405	$71,245	11,834	$132,400
Class R2 shares
Sold	3,179	$35,903	567	$6,360
Issued in reorganization (Note 8)	—	—	21,676	242,188
Distributions reinvested	76	836	58	637
Repurchased	(2,710)	(30,521)	(982)	(11,076)
Net increase	545	$6,218	21,319	$238,109
Class R4 shares
Issued in reorganization (Note 8)	—	—	9,014	$100,612
Net increase	—	—	9,014	$100,612
Class R6 shares
Sold	461,988	$5,181,306	191,058	$2,135,475
Issued in reorganization (Note 8)	—	—	19,676	219,352
Distributions reinvested	3,733	40,988	—	—
Repurchased	(92,073)	(1,036,995)	(88,500)	(988,078)
Net increase	373,648	$4,185,299	122,234	$1,366,749
Class 1 shares
Sold	1,508,941	$17,035,511	4,024,609	$45,160,050
Issued in reorganization (Note 8)	—	—	22,539,557	251,307,050
Distributions reinvested	1,165,922	12,813,478	1,135,220	12,385,249
Repurchased	(14,106,263)	(158,335,616)	(8,648,610)	(96,790,667)
Net increase (decrease)	(11,431,400)	($128,486,627)	19,050,776	$212,061,682
Total net increase (decrease)	(11,050,802)	($124,223,865)	19,215,177	$213,899,552

ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       56

Affiliates of the Trust owned shares of the following classes of the portfolios on August 31, 2017. Such concentration of shareholders' capital could have a material effect on the portfolios if such shareholders redeem from the portfolios.

Fund/Portfolio	Class	% by Class
Multi-Index 2060 Preservation Portfolio	R1	100%
Multi-Index 2060 Preservation Portfolio	R2	100%
Multi-Index 2060 Preservation Portfolio	R4	83%
Multi-Index 2060 Preservation Portfolio	R6	91%
Multi-Index 2060 Preservation Portfolio	1	100%
Multi-Index 2055 Preservation Portfolio	R1	100%
Multi-Index 2055 Preservation Portfolio	R2	99%
Multi-Index 2055 Preservation Portfolio	R4	100%
Multi-Index 2055 Preservation Portfolio	R6	88%
Multi-Index 2055 Preservation Portfolio	1	100%
Multi-Index 2050 Preservation Portfolio	R1	39%
Multi-Index 2050 Preservation Portfolio	R2	27%
Multi-Index 2050 Preservation Portfolio	R4	100%
Multi-Index 2050 Preservation Portfolio	1	100%
Multi-Index 2045 Preservation Portfolio	R4	100%
Multi-Index 2045 Preservation Portfolio	1	100%
Multi-Index 2040 Preservation Portfolio	R1	43%
Multi-Index 2040 Preservation Portfolio	R2	41%
Multi-Index 2040 Preservation Portfolio	R4	95%
Multi-Index 2040 Preservation Portfolio	1	100%
Multi-Index 2035 Preservation Portfolio	R4	100%
Multi-Index 2035 Preservation Portfolio	1	100%
Multi-Index 2030 Preservation Portfolio	R4	100%
Multi-Index 2030 Preservation Portfolio	1	100%
Multi-Index 2025 Preservation Portfolio	R2	43%
Multi-Index 2025 Preservation Portfolio	R4	97%
Multi-Index 2025 Preservation Portfolio	1	100%
Multi-Index 2020 Preservation Portfolio	R1	35%
Multi-Index 2020 Preservation Portfolio	R4	100%
Multi-Index 2020 Preservation Portfolio	1	100%
Multi-Index Income Preservation Portfolio	R1	65%
Multi-Index Income Preservation Portfolio	R2	50%
Multi-Index Income Preservation Portfolio	R4	100%
Multi-Index Income Preservation Portfolio	R6	3%
Multi-Index Income Preservation Portfolio	1	100%

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to the following for the year ended August 31, 2017:

Portfolio	Purchases	Sales
Multi-Index 2060 Preservation Portfolio	$23,323,023	$1,995,009
Multi-Index 2055 Preservation Portfolio	65,625,007	19,631,005
Multi-Index 2050 Preservation Portfolio	90,547,510	64,381,190
Multi-Index 2045 Preservation Portfolio	114,895,190	87,614,330
Multi-Index 2040 Preservation Portfolio	151,485,010	118,631,495
Multi-Index 2035 Preservation Portfolio	178,177,467	178,338,292
Multi-Index 2030 Preservation Portfolio	219,643,208	242,981,780
Multi-Index 2025 Preservation Portfolio	207,692,279	289,574,573
Multi-Index 2020 Preservation Portfolio	118,364,605	241,650,765
Multi-Index Income Preservation Portfolio	25,920,215	148,676,109

Note 7 — Investment in affiliated underlying funds

The portfolios invest in affiliated underlying funds that are managed by the Advisor and its affiliates. The portfolios do not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the portfolios' investment may represent a significant portion of each underlying fund's net assets. At August 31, 2017, the following portfolios held 5% or more of the net assets of the underlying funds shown below:

Portfolio	Affiliated Class NAV	Underlying fund's net asset %
Multi-Index 2050 Preservation Portfolio	John Hancock Funds II Strategic Equity Allocation Fund	5.4%
Multi-Index 2045 Preservation Portfolio	John Hancock Funds II Strategic Equity Allocation Fund	6.9%
Multi-Index 2040 Preservation Portfolio	John Hancock Funds II Strategic Equity Allocation Fund	8.7%
Multi-Index 2035 Preservation Portfolio	John Hancock Funds II Strategic Equity Allocation Fund	10.2%
Multi-Index 2035 Preservation Portfolio	John Hancock Funds II Short Term Government Income Fund	5.4%

ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       57

Portfolio	Affiliated Class NAV	Underlying fund's net asset %
Multi-Index 2030 Preservation Portfolio	John Hancock Funds II Strategic Equity Allocation Fund	9.9%
Multi-Index 2030 Preservation Portfolio	John Hancock Funds II Short Term Government Income Fund	6.4%
Multi-Index 2025 Preservation Portfolio	John Hancock Funds II Strategic Equity Allocation Fund	6.8%
Multi-Index 2025 Preservation Portfolio	John Hancock Funds II Short Term Government Income Fund	10.3%
Multi-Index 2020 Preservation Portfolio	John Hancock Funds II Short Term Government Income Fund	5.9%

Information regarding each portfolio's purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the portfolios from their investments in affiliated underlying funds for the period is as follows:

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
Multi-Index 2060 Preservation Portfolio
Short Term Government Income	3,348	22,795	(1,836)	24,307	$1,347	—	($259)	$237	$231,164
Strategic Equity Allocation	198,728	1,241,543	(104,717)	1,335,554	97,515	$404,859	12,009	1,100,195	18,684,394
					$98,862	$404,859	$11,750	$1,100,432	$18,915,558
Multi-Index 2055 Preservation Portfolio
Short Term Government Income	138,562	72,960	(18,270)	193,252	$24,687	—	($4,439)	($14,674)	$1,837,829
Strategic Equity Allocation	8,224,995	3,366,684	(936,933)	10,654,746	2,144,779	$8,904,620	(647,929)	10,496,169	149,059,897
					$2,169,466	$8,904,620	($652,368)	$10,481,495	$150,897,726
Multi-Index 2050 Preservation Portfolio
Short Term Government Income	475,797	109,451	(49,280)	535,968	$76,687	—	($15,838)	($48,179)	$5,097,056
Strategic Equity Allocation	28,130,631	4,412,003	(3,011,930)	29,530,704	6,688,159	$27,767,673	(1,264,268)	29,034,897	413,134,545
					$6,764,846	$27,767,673	($1,280,106)	$28,986,718	$418,231,601
Multi-Index 2045 Preservation Portfolio
Short Term Government Income	462,077	121,444	(55,031)	528,490	$75,868	—	($26,143)	($36,531)	$5,025,935
Strategic Equity Allocation	36,571,347	5,214,984	(3,929,532)	37,856,799	8,614,868	$35,766,914	(1,064,842)	36,657,656	529,616,620
					$8,690,736	$35,766,914	($1,090,985)	$36,621,125	$534,642,555
Multi-Index 2040 Preservation Portfolio
Short Term Government Income	546,165	157,439	(65,490)	638,114	$90,352	—	($30,875)	($42,525)	$6,068,469
Strategic Equity Allocation	46,636,594	6,385,224	(5,420,556)	47,601,262	10,897,279	$45,242,956	(1,260,109)	46,572,165	665,941,655
					$10,987,631	$45,242,956	($1,290,984)	$46,529,640	$672,010,124
Multi-Index 2035 Preservation Portfolio
Short Term Government Income	1,354,510	333,507	(130,583)	1,557,434	$222,295	—	($66,249)	($114,543)	$14,811,201
Strategic Equity Allocation	57,719,235	6,433,755	(8,424,671)	55,728,319	12,951,061	$53,769,777	(124,490)	53,682,967	779,639,180
					$13,173,356	$53,769,777	($190,739)	$53,568,424	$794,450,381
Multi-Index 2030 Preservation Portfolio
Short Term Government Income	1,626,746	345,751	(118,456)	1,854,041	$269,075	—	($62,246)	($157,736)	$17,631,930
Strategic Equity Allocation	59,363,860	6,775,961	(11,842,942)	54,296,879	12,980,328	$53,891,287	4,182,362	49,545,901	759,613,331
					$13,249,403	$53,891,287	$4,120,116	$49,388,165	$777,245,261
Multi-Index 2025 Preservation Portfolio
Short Term Government Income	2,810,108	426,539	(261,859)	2,974,788	$450,953	—	($136,580)	($247,971)	$28,290,236
Strategic Equity Allocation	44,132,694	5,025,104	(12,309,425)	36,848,373	9,108,839	$37,817,767	11,006,932	27,334,885	515,508,732
					$9,559,792	$37,817,767	$10,870,352	$27,086,914	$543,798,968
Multi-Index 2020 Preservation Portfolio
Short Term Government Income	1,766,167	185,302	(255,842)	1,695,627	$273,196	—	($139,517)	($106,835)	$16,125,415

ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       58

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
Strategic Equity Allocation	16,498,935	2,124,911	(7,531,977)	11,091,869	$2,926,352	$12,149,530	$18,584,405	($5,879,717)	$155,175,250
					$3,199,548	$12,149,530	$18,444,888	($5,986,552)	$171,300,665
Multi-Index Income Preservation Portfolio
Short Term Government Income	1,304,256	38,456	(279,768)	1,062,944	$190,796	—	($86,973)	($100,294)	$10,108,597
Strategic Equity Allocation	2,645,843	457,341	(1,101,985)	2,001,199	574,017	$2,383,181	2,261,850	(240,321)	27,996,771
					$764,813	$2,383,181	$2,174,877	($340,615)	$38,105,368

Note 8 — Reorganization

On April 11, 2016, the shareholders of Retirement Choices at 2010 (the Acquired Portfolio) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of Retirement Choices Income Portfolio (now known as Multi-Index Income Preservation Portfolio, the Acquiring Portfolio) with a value equal to the net assets transferred.

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Portfolio in exchange for shares of the Acquiring Portfolio with a value equal to the net assets transferred; (b) the liquidation of the Acquired Portfolio; and (c) the distribution to Acquired Portfolio's shareholders of such Acquiring Portfolio's shares. The reorganization was intended to consolidate the Acquired Portfolio with a portfolio with similar investment objectives and achieve economies of scale. As a result of the reorganization, the Acquiring Portfolio is the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired Portfolio or its shareholders. Thus, the investments were transferred to the Acquiring Portfolio at the Acquired Portfolio's identified cost. All distributable amounts of net income and realized gains from the Acquired Portfolio were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired Portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on April 22, 2016. The following outlines the reorganization:

Acquiring Portfolio	Acquired Portfolio	Net asset value of the Acquired Portfolio	Appreciation of the Acquired Portfolio investments	Shares redeemed by the Acquired Portfolio	Shares issued by the Acquiring Portfolio	Acquiring Portfolio net assets prior to combination	Acquiring Portfolio total net assets after combination
Retirement Choices Income Portfolio	Retirement Choices at 2010 Portfolio	$252,000,229	$6,483,815	22,876,713	22,601,636	$393,095,681	$645,095,910

See Note 5 for capital shares issued in connection with the above referenced reorganization.

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Funds II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios' investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Multi-Index 2020 Preservation Portfolio (formerly known as the John Hancock Retirement Choices at 2020 Portfolio), the John Hancock Multi-Index 2025 Preservation Portfolio (formerly known as the John Hancock Retirement Choices at 2025 Portfolio), the John Hancock Multi-Index 2030 Preservation Portfolio (formerly known as the John Hancock Retirement Choices at 2030 Portfolio), the John Hancock Multi-Index 2035 Preservation Portfolio (formerly known as the John Hancock Retirement Choices at 2035 Portfolio), the John Hancock Multi-Index 2040 Preservation Portfolio (formerly known as the John Hancock Retirement Choices at 2040 Portfolio), the John Hancock Multi-Index 2045 Preservation Portfolio (formerly known as the John Hancock Retirement Choices at 2045 Portfolio), the John Hancock Multi-Index 2050 Preservation Portfolio (formerly known as the John Hancock Retirement Choices at 2050 Portfolio), the John Hancock Multi-Index 2055 Preservation Portfolio (formerly known as the John Hancock Retirement Choices at 2055 Portfolio), the John Hancock Multi-Index 2060 Preservation Portfolio (formerly known as the John Hancock Retirement Choices at 2060 Portfolio), and the John Hancock Multi-Index Income Preservation Portfolio (formerly known as the John Hancock Retirement Choices Income Portfolio) (the "Funds") as of August 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, brokers, and transfer agent, and the application of alternative auditing procedures where securities purchases confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 23, 2017

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the portfolios, if any, paid during its taxable year ended August 31, 2017.

Each portfolio reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

Each portfolio reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The portfolio below has the following amount as foreign tax credits, which represent taxes paid on the income derived from foreign sources.

Portfolio	Foreign Sourced Income	Foreign Tax Credit
Multi-Index 2030 Preservation Portfolio	$991,248	$104,225

The portfolios below paid the following amounts in capital gain dividends.

Portfolio	Capital Gain	Portfolio	Capital Gain
Multi-Index 2055 Preservation Portfolio	$2,547,061	Multi-Index 2030 Preservation Portfolio	28,687,126
Multi-Index 2050 Preservation Portfolio	14,264,376	Multi-Index 2025 Preservation Portfolio	20,970,088
Multi-Index 2045 Preservation Portfolio	18,636,286	Multi-Index 2020 Preservation Portfolio	9,427,773
Multi-Index 2040 Preservation Portfolio	23,448,634	Multi-Index Income Preservation Portfolio	2,100,468
Multi-Index 2035 Preservation Portfolio	29,209,063

Eligible shareholders will be mailed a 2017 Form 1099-DIV in early 2018. This will reflect the tax character of all distributions paid in calendar year 2017.

Please consult a tax advisor regarding the tax consequences of your investment in a portfolio.

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CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the "Board") of John Hancock Funds II (the "Trust") of the Advisory Agreement (the "Advisory Agreement") and each of the Subadvisory Agreements (the "Subadvisory Agreements") with respect to each of the portfolios of the Trust included in this report (the "Funds" or the "Funds of Funds"). The Advisory Agreement and Subadvisory Agreements are collectively referred to as the Agreements. Prior to the June 19-22, 2017 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 22-24, 2017.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 19-22, 2017, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"), reapproved for an annual period, the continuation of the Advisory Agreement between the Trust and John Hancock Advisers, LLC (the "Advisor") and the applicable Subadvisory Agreements between the Advisor and the investment subadvisors (each, a "Subadvisor" and collectively, the "Subadvisors") with respect to each of the Funds identified in Appendix A.

In considering the Advisory Agreement and the Subadvisory Agreements with respect to each Fund, the Board received in advance of the meetings a variety of materials relating to each Fund, the Advisor and each Subadvisor, including comparative performance, fee and expense information for peer groups of similar mutual funds prepared by an independent third-party provider of mutual fund data; performance information for the Funds' benchmark indices; and, with respect to each Subadvisor, comparative performance information for comparably managed accounts, as applicable; and other information provided by the Advisor and the Subadvisors regarding the nature, extent and quality of services provided by the Advisor and the Subadvisors under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the Funds and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreements are considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisors is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisors to the Funds, including quarterly performance reports prepared by management containing reviews of investment results, and prior presentations from the Subadvisors with respect to the Funds they manage. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisors with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of the services, to be provided to the Funds by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the Funds. In addition, although the Board approved the renewal of the Agreements for all of the Funds at the June meeting, the Board considered each Fund separately.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to each Fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year.

Nature, Extent and Quality of Services. Among the information received by the Board from the Advisor relating to the nature, extent and quality of services provided to the Funds, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer ("CCO") regarding the Funds' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the Funds, including but not limited to, general supervision of and coordination of the services provided by the Subadvisors, and is also responsible for monitoring and reviewing the activities of the Subadvisors and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the Funds including entrepreneurial risk in sponsoring new Funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all Funds.

In considering the nature, extent and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the complex.

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In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationships, the Advisor's oversight and monitoring of the Subadvisors' investment performance and compliance programs, such as the Subadvisors' compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the Funds;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the Funds;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the Funds; and
(g)	the Advisor's reputation and experience in serving as an investment adviser to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.

Investment Performance. In considering each Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Funds' performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the Funds' performance;
(b)	considered the comparative performance of each Fund's respective benchmark;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of mutual fund data; and
(d)	took into account the Advisor's analysis of each Fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally and with respect to particular Funds.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board reviewed Fund performance against each Fund's respective benchmarks and peer group and also concluded that the performance of each of the Funds generally has been in line with or outperformed the historical performance of comparable funds, with certain exceptions noted in Appendix A. In such cases, the Board concluded that such performance is being monitored and reasonably addressed, where appropriate. The Board also noted that each of the Funds has outperformed its respective benchmark over the one-year period.

Fees and Expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data including, among other data, each Fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the Fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered each Fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the Fund's ranking within broader groups of funds. In comparing each Fund's contractual and net management fees to that of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board took into account management's discussion with respect to the overall management fee, the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fees of the Funds. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, which is discussed further below. The Board also noted actions taken over the past several years to reduce the Funds' operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to each Fund and that each Fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning investment advisory fees charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and a Subadvisor's services to a Fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to each of the Funds is reasonable in light of the nature, extent and quality of the services provided to the Funds under the Advisory Agreement.

In addition, the Trustees reviewed the advisory fee to be paid to the Advisor for each Fund of Funds, and concluded that such fee is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds of the Fund of Funds, and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of a Fund of Funds and those of its underlying funds.

Profitability/Fall out Benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including each Subadvisor) from the Advisor's relationship with the Trust, the Board:

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(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates, of each Fund;
(c)	received and reviewed profitability information with respect to the John Hancock fund complex as a whole and with respect to each Fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain Funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability analysis reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the Funds on a cost basis pursuant to an administrative services agreement;
(g)	noted that the Funds' Subadvisors are affiliates of the Advisor;
(h)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the Funds, and that the Trust's distributor also receives Rule 12b-1 payments to support distribution of the products;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the Funds;
(j)	noted that the subadvisory fees for the Funds are paid by the Advisor;
(k)	with respect to each Fund, the Board noted that the advisory fee is in addition to the fees received by the Advisor and its affiliates with regard to the underlying funds in which the Funds may invest;
(l)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the mutual fund industry; and
(m)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (the Subadvisors), from their relationship with each Fund was reasonable and not excessive.

Economies of Scale. In considering the extent to which a Fund may realize any economies of scale and whether fee levels reflect these economies of scale for the benefit of Fund shareholders, the Board:

(a)	considered that with respect to the John Hancock underlying funds in which the Funds invest, the Advisor has agreed to waive a portion of its management fee for such funds and for each of the other John Hancock funds in the complex (except as discussed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios (the Reimbursement). This waiver is based upon the aggregate net assets of all the Participating Portfolios. (The funds that are not Participating Portfolios are each of the funds of funds of the Trust and John Hancock Variable Insurance Trust. The Funds of Funds also benefit from such overall management fee waiver through their investment in underlying funds that include certain of the Participating Portfolios, which are subject to the Reimbursement);
(b)	reviewed the Trust's advisory fee structure and concluded that (i) the Funds' fee structures contain breakpoints at the advisory fee level and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the Funds to benefit from economies of scale if those Funds grow. The Board also took into account management's discussion of the Funds' advisory fee structure; and
(c)	considered the effect of the Funds' growth in size on their performance and fees. The Board also noted that if the Funds' assets increase over time, the Funds may realize other economies of scale.

Approval of Subadvisory Agreements

In making its determination with respect to approval of the Subadvisory Agreements, the Board reviewed:

(1)	information relating to each Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);
(2)	the historical and current performance of each Fund and comparative performance information relating to the Fund's benchmark and comparable funds; and
(3)	the subadvisory fee for each Fund, and comparative fee information, where available, prepared by an independent third party provider of mutual fund data.

Nature, Extent and Quality of Services. With respect to the services provided by each of the Subadvisors with respect to each Fund, the Board received information provided to the Board by each Subadvisor, including each Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered each Subadvisor's current level of staffing and its overall resources, as well as received information relating to a Subadvisor's compensation program. The Board reviewed each Subadvisor's history and investment experience, as well as information regarding the qualifications, background and responsibilities of each

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Subadvisor's investment and compliance personnel who provide services to the Funds. The Board also considered, among other things, each Subadvisor's compliance program and any disciplinary history. The Board also considered each Subadvisor's risk assessment and monitoring process. The Board reviewed each Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of each Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Subadvisors and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisors and procedures reasonably designed by them to assure compliance with the federal securities laws. The Board also took into account the financial condition of each Subadvisor.

The Board considered each Subadvisor's investment process and philosophy. The Board took into account that each Subadvisor's responsibilities include the development and maintenance of an investment program for the applicable Fund that is consistent with the Fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to each Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor Compensation. In considering the cost of services to be provided by each Subadvisor and the profitability to that Subadvisor of its relationship with the Funds, the Board noted that the fees under the Subadvisory Agreements are paid by the Advisor and not the Funds. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreements.

In addition, the Board considered other potential indirect benefits that the Subadvisors and their affiliates may receive from the Subadvisors' relationship with the Funds, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory Fees. The Board considered that each Fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to each Subadvisor. As noted above, the Board also considered, if available, each Fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the Fund as included in the report prepared by the independent third party provider of fund data, to the extent applicable. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the Funds to fees charged by each Fund's Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor Performance. As noted above, the Board considered each Fund's performance as compared to the Fund's respective peer group and the benchmark index and noted that the Board reviews information about the Fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of each Subadvisor. The Board was mindful of the Advisor's focus on each Subadvisor's performance. The Board also noted each Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreements with respect to each Fund was based on a number of determinations, including the following:

(1)	each Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	although not without variation, the performance of each Fund managed by a Subadvisor generally has been in line with or outperformed the historical performance of comparable funds, with the exceptions noted in Appendix A (with respect to such exceptions, the Board concluded that performance is being monitored and reasonably addressed and also noted that each of the portfolios has outperformed its respective benchmark over the one-year period);
(3)	the subadvisory fees are reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	the subadvisory fees are paid by the Advisor and not the Funds.

In addition, the Trustees reviewed the subadvisory fee to be paid to each Subadvisor for the Funds of Funds and concluded that such subadvisory fee is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the subadvisory agreements for the underlying funds of the Funds of Funds and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of a Fund of Funds and those of its underlying funds.

Additional information relating to each Fund's fees and expenses and performance that the Board considered in approving the Advisory Agreement and Subadvisory Agreements for a particular Fund is set forth in Appendix A.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and each of the Subadvisory Agreements with respect to each Fund would be in the best interest of each of the respective Funds and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreements with respect to each Fund for an additional one-year period.

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APPENDIX A

Portfolio (subadvisors)	Performance of fund, as of 12.31.2016	Fees and expenses	Comments
Multi-Index Income Preservation Portfolio (Manulife Asset Management (US)) (Manulife Asset Management (North America))

Benchmark Index - The fund outperformed for the one-year period and underperformed for the three- and five-year periods.

Lipper Category - The fund underperformed the average for the one-, three- and five-year periods.

Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are higher than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark for the one-year period.

The Board took into account management's discussion of the fund's expenses.

Multi-Index 2020 Preservation Portfolio (Manulife Asset Management (US)) (Manulife Asset Management (North America))

Benchmark Index - The fund outperformed for the one-year period and underperformed for the three- and five-year periods.

Lipper Category - The fund underperformed the average for the one- and five-year periods and outperformed the average for the three-year period.

Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are higher than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark for the one-year period and to the peer group for the three-year period.

The Board took into account management's discussion of the fund's expenses.

Multi-Index 2025 Preservation Portfolio (Manulife Asset Management (US)) (Manulife Asset Management (North America))

Benchmark Index - The fund outperformed for the one-year period and underperformed for the three- and five-year periods.

Lipper Category - The fund outperformed the average for the one- and three-year periods and underperformed the average for the five-year period.

Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are equal to the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark for the one-year period and to the peer group for the one- and three-year periods.
Multi-Index 2030 Preservation Portfolio (Manulife Asset Management (US)) (Manulife Asset Management (North America))

Benchmark Index - The fund outperformed for the one-year period and underperformed for the three- and five-year periods.

Lipper Category - The fund outperformed the average for the one-, three- and five-year periods.

Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are lower than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark for the one-year period and to the peer group for the one-, three- and five-year periods.
Multi-Index 2035 Preservation Portfolio (Manulife Asset Management (US)) (Manulife Asset Management (North America))

Benchmark Index - The fund outperformed for the one-year period and underperformed for the three- and five-year periods.

Lipper Category - The fund outperformed the average for the one-, three-year periods, and underperformed for the five-year period.

Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are lower than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including favorable performance relative to the benchmark for the one-year period and to the peer group for the one- and three-year periods.
Multi-Index 2040 Preservation Portfolio (Manulife Asset Management (US)) (Manulife Asset Management (North America))

Benchmark Index - The fund outperformed for the one-year period and underperformed for the three- and five-year periods.

Lipper Category - The fund outperformed the average for the one-, three- and five-year periods.

Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are lower than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark for the one-year period and to the peer group for the one-, three- and five-year periods.

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Portfolio (subadvisors)	Performance of fund, as of 12.31.2016	Fees and expenses	Comments
Multi-Index 2045 Preservation Portfolio (Manulife Asset Management (US)) (Manulife Asset Management (North America))

Benchmark Index - The fund outperformed for the one-year period and underperformed for the three- and five-year periods.

Lipper Category - The fund outperformed the average for the one- and three-year periods, and underperformed for the five-year period.

Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are lower than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including favorable performance relative to the benchmark for the one-year period and to the peer group for the one- and three-year periods.
Multi-Index 2050 Preservation Portfolio (Manulife Asset Management (US)) (Manulife Asset Management (North America))

Benchmark Index - The fund outperformed for the one-year period and underperformed for the three- and five-year periods.

Lipper Category - The fund outperformed the average for the one- and three-year periods, and underperformed for the five-year period.

Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are lower than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including favorable performance relative to the benchmark for the one-year period and to the peer group for the one- and three-year periods.

Multi-Index 2055 Preservation Portfolio (Manulife Asset Management (US)) (Manulife Asset Management (North America))	Benchmark Index - The fund outperformed for the one-year period. Lipper Category - The fund outperformed the average for the one-year period.

Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are lower than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including favorable performance relative to the benchmark for the one-year period and to the peer group for the one-year period.

Multi-Index 2060 Preservation Portfolio (Manulife Asset Management (US)) (Manulife Asset Management (North America))	Benchmark Index - The fund outperformed for the period since its inception on March 30, 2016. Lipper Category - The fund outperformed for the period since its inception on March 30, 2016.

Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are equal to the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark and peer group since the fund's inception on March 30, 2016.

The Board also noted the relatively short performance history of the fund.

ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       67

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the portfolios and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Hassell H. McClellan, Born: 1945	2005	225
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2005	225
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	225
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016)); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	225
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2008	225
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       68

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Theron S. Hoffman,[2] Born: 1947	2008	225
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	225
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2005	225

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2012	225
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

Gregory A. Russo, Born: 1949	2012	225
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       69

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Andrew G. Arnott, Born: 1971	2017	225
President and Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock retail funds, John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Collateral Trust, and John Hancock Exchange-Traded Fund Trust (since 2017).

James R. Boyle, Born: 1959	2015	225
Non-Independent Trustee
Chairman, and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Warren A. Thomson, Born: 1955	2012	225
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       70

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       71

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisors

John Hancock Asset Management a division of Manulife Asset Management (US) LLC
John Hancock Asset Management a division of Manulife Asset Management (North America) Limited

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The portfolios' proxy voting policies and procedures, as well as the portfolio proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The portfolios' complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The portfolios' Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your portfolio, as well as monthly portfolio holdings, and other portfolio details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       72

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC
601 Congress Street ■ Boston, MA 02210-2805 ■ 800-225-5291 ■ jhinvestments.com

This report is for the information of the shareholders of John Hancock Multi-Index Preservation Portfolios. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF399101	RCPA 8/17 10/17

John Hancock

Multi-Index Lifetime Portfolios

(formerly John Hancock Retirement Living through II Portfolios)

Annual report 8/31/17

A message to shareholders

Dear shareholder,

Equity markets generally delivered solid gains over the past year, supported by rising economic activity, stronger corporate earnings, and low levels of inflation. With the U.S. bull market in its ninth year, investors in U.S. equities should expect more tempered returns going forward, given high valuations and tightening monetary policy.

The bond markets were a study in contrast. Credit-sensitive segments, such as bank loans, enjoyed solid gains, but interest-rate-sensitive investments, such as long-term bonds, posted much more muted returns and likely will remain vulnerable should the U.S. Federal Reserve continue to withdraw economic stimulus and raise interest rates.

Advancing the interests of fund shareholders

One of our primary goals is to advance the interests of our fund shareholders wherever possible. To that end, we recently announced our third round of expense reductions this year, targeting six mutual funds and two closed-end funds that together represent more than $6.9 billion in assets under management. Details can be found at jhinvestments.com.

In addition, we recently learned that fund researcher Morningstar, Inc. formally recognized our shareholder friendly initiatives by upgrading our parent pillar rating—a key component of the Morningstar Analyst Rating system—to positive, the highest possible rating. Morningstar evaluates select funds and their parent firms based on intensive research, including on-site due diligence. They focused on such factors as whether our portfolio managers invest meaningfully in the funds they manage, the quality of our risk management, our corporate culture, and our commitment to recognizing shareholder interests—in other words, how effective we are as stewards of investor capital. We're proud to have been recognized by Morningstar for our efforts and we're committed to continue our work of furthering the interests of our shareholders.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee investment returns and does not eliminate risk of loss. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Multi-Index Lifetime Portfolios

2	Multi-Index Lifetime Portfolio's strategy at a glance
3	Discussion of portfolio performance
9	Multi-Index 2060 Lifetime Portfolio
10	Multi-Index 2055 Lifetime Portfolio
11	Multi-Index 2050 Lifetime Portfolio
12	Multi-Index 2045 Lifetime Portfolio
13	Multi-Index 2040 Lifetime Portfolio
14	Multi-Index 2035 Lifetime Portfolio
15	Multi-Index 2030 Lifetime Portfolio
16	Multi-Index 2025 Lifetime Portfolio
17	Multi-Index 2020 Lifetime Portfolio
18	Multi-Index 2015 Lifetime Portfolio
19	Multi-Index 2010 Lifetime Portfolio
20	Your expenses
23	Portfolios' investments
29	Financial statements
39	Financial highlights
45	Notes to financial statements
58	Auditor's report
59	Tax information
60	Continuation of investment advisory and subadvisory agreements
66	Trustees and Officers
70	More information

ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       1

Multi-Index Lifetime Portfolios' strategy at a glance

A SIMPLE, STRATEGIC PATH TO HELP YOU REACH YOUR RETIREMENT GOALS

Multi-Index Lifetime Portfolios make diversification easy because the asset mix of each portfolio automatically changes over time.

•	Portfolios with dates further off initially invest more aggressively in stock funds.
•	As a portfolio approaches its target date,[1] the allocation will gradually migrate to more conservative fixed-income funds.
•	Once the target date is reached, the allocation will continue to become increasingly conservative, investing primarily in fixed-income funds.

JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIO—AUTOMATICALLY ADJUST OVER TIME2

The chart below illustrates how the asset allocation mix of John Hancock Multi-Index Lifetime Portfolio adjusts over time.

The principal value of each portfolio is not guaranteed and you could lose money at any time, including at or after the target date.

1 Based on an estimated retirement date.

2 Allocations may vary as a result of market activity or cash allocations held during unusual market or economic conditions.

ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       2

Discussion of portfolio performance

An interview with Portfolio Manager Robert M. Boyda, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Robert M. Boyda
Portfolio Manager
John Hancock Asset Management

How did the global financial markets perform during the 12 months ended August 31, 2017?

Financial assets produced healthy, broad-based gains, with higher-risk categories leading the way. The acceleration in global growth was the key driver of the favorable investment environment. The U.S. economy experienced a robust expansion, highlighted by strength in employment trends and improvements in both consumer and business sentiment. Economic conditions also began to pick up steam outside of the United States, as both developed and emerging economies showed signs of meaningful improvement following a multi-year period of sluggish performance.

This favorable backdrop proved very supportive for higher-risk asset classes. The U.S. equity market climbed to a series of record highs, leading to a gain of 16.23% for the large-cap S&P 500 Index and 14.91% for the small-cap Russell 2000 Index. Performance was even stronger for international equities, reflecting the combination of better-than-expected growth, the lower valuations for overseas stocks, and the substantial downturn in the U.S. dollar during 2017. The developed-market MSCI EAFE Index returned 18.19%, while the MSCI Emerging Markets Index surged 24.99%.

The improving economic outlook, though a positive for equities, represented a headwind to the interest-rate-sensitive segments of the bond market. U.S. Treasury prices declined during the period, but stronger performance for investment-grade corporate debt enabled the Bloomberg Barclays U.S. Aggregate Bond Index to manage a slight gain of 0.49%. Conversely, economically sensitive fixed-income investments (including high-yield bonds, loans, and emerging-market bonds) all closed with solid gains, thanks in part to improving credit conditions and investors' continued thirst for yield.

How did the portfolios perform for the period?

All of the portfolios underperformed their respective benchmarks, but 10 of the 11 outpaced their Morningstar peer groups. Consistent with an environment in which stocks outpaced bonds by a wide margin, the longer-dated funds—which have a higher allocation to equities—generated the largest absolute gains.

How were the portfolios positioned as of the end of the period?

The portfolios use a strategic asset allocation glide path geared toward maximizing wealth accumulation across multiple market scenarios. In determining the portfolios' allocations, we emphasize value, fundamentals, and diversification as the cornerstones of our strategy. As part of this process, we periodically make adjustments to the portfolios in an effort to capitalize on shorter-term market fluctuations or to mitigate risks. In our view, this multifaceted strategy helps the portfolios achieve their long-term objectives while also taking advantage of value opportunities as they emerge.

Within the equity allocation, we reduced the portfolios' weighting in the United States and rotated into developed- and emerging-market stocks. We believe both regions are earlier in their respective economic cycles than the United States, yet their equity markets offer more compelling valuations. While our preference for the overseas markets was a headwind in recent years, we began to see our patience pay off in 2017. In our dedicated sector positioning, we trimmed our allocations to technology and financial stocks.

ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       3

In the portfolios' fixed-income allocations, we continued to favor credit-sensitive investments—such as investment-grade corporates, high-yield bonds, and loans—over those with higher interest-rate sensitivity. We believed this was the appropriate positioning given the backdrop of positive growth, tighter U.S. Federal Reserve policy, and investors' healthy appetite for risk.

MULTI-INDEX 2060 LIFETIME PORTFOLIO

The portfolio's Class 1 shares returned 15.36%, the custom blended benchmark rose 16.36%,1,2 and the Morningstar target-date 2060+ category average was 15.32%.3 Allocations to defensively oriented market segments within its domestic large-cap portfolio was the key factor in the portfolio's underperformance versus the benchmark. Positions in iShares MSCI USA Minimum Volatility ETF and Vanguard Dividend Appreciation ETF, both of which are more defensive investments that trailed the broad-based domestic indexes at a time of elevated investor risk appetites, weighed on short-term relative performance. Nevertheless, we believe these asset categories can augment longer-term diversification through their potential to provide positive risk-adjusted returns and an element of downside protection.

The portfolio also lost some ground versus its benchmark by being underweight in emerging-market stocks and overweight in bonds. Dedicated sector positioning made a modest contribution to performance. Allocations to the information technology and financials sectors added value, offsetting the weaker showing for real estate investment trusts.

MULTI-INDEX 2055 LIFETIME PORTFOLIO

The portfolio's Class 1 shares returned 15.28%, the custom blended benchmark rose 16.36%,1,2 and the Morningstar target-date 2055 category average was 15.06%.3 Allocations to defensively oriented market segments within its domestic large-cap portfolio was the key factor in the portfolio's underperformance versus the benchmark. Positions in iShares MSCI USA Minimum Volatility ETF and Vanguard Dividend Appreciation ETF, both of which are more defensive investments that trailed the broad-based domestic indexes at a time of elevated investor risk appetites, weighed on short-term relative performance. Nevertheless, we believe these asset categories can augment longer-term diversification through their potential to provide positive risk-adjusted returns and an element of downside protection.

The portfolio lost some ground versus its benchmark by being underweight in emerging-market stocks and overweight in bonds. Dedicated sector positioning made a modest contribution to performance. Allocations to the information technology and financials sectors added value, offsetting the weaker showing for real estate investment trusts.

MULTI-INDEX 2050 LIFETIME PORTFOLIO

The portfolio's Class 1 shares returned 15.29%, the custom blended benchmark rose 16.36%,1,2 and the Morningstar target-date 2050 category average was 14.75%.3 Allocations to defensively oriented market segments within its domestic large-cap portfolio was the key factor in the portfolio's underperformance versus the benchmark. Positions in iShares MSCI USA Minimum Volatility ETF and Vanguard Dividend Appreciation ETF, both of which are more defensive investments that trailed the broad-based domestic indexes at a time of elevated investor risk appetites, weighed on short-term relative performance. Nevertheless, we believe these asset categories can augment longer-term diversification through their potential to provide positive risk-adjusted returns and an element of downside protection.

The portfolio lost some ground versus its benchmark by being underweight in emerging-market stocks and overweight in bonds. Dedicated sector positioning made a modest contribution to performance. Allocations to the information technology and financials sectors added value, offsetting the weaker showing for real estate investment trusts.

MULTI-INDEX 2045 LIFETIME PORTFOLIO

The portfolio's Class 1 shares returned 15.24%, the custom blended benchmark rose 16.36%,1,2 and the Morningstar target-date 2045 category average was 14.69%.3 Allocations to defensively oriented market segments within its domestic large-cap portfolio was

ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       4

the key factor in the portfolio's underperformance versus the benchmark. Positions in iShares MSCI USA Minimum Volatility ETF and Vanguard Dividend Appreciation ETF, both of which are more defensive investments that trailed the broad-based domestic indexes at a time of elevated investor risk appetites, weighed on short-term relative performance. Nevertheless, we believe these asset categories can augment longer-term diversification through their potential to provide positive risk-adjusted returns and an element of downside protection.

The portfolio lost some ground versus its benchmark by being underweight in emerging-market stocks and overweight in bonds. Dedicated sector positioning made a modest contribution to performance. Allocations to the information technology and financials sectors added value, offsetting the weaker showing for real estate investment trusts. Although an overweight in fixed income detracted from performance, positioning within the asset class contributed positively. We held a meaningful underweight in core bonds (i.e., funds that primarily hold investment-grade securities) in favor of overweights in credit-oriented investments, which enabled the portfolio to benefit from the strong performance of categories such as investment-grade corporate bonds, high-yield bonds, emerging-market debt, and loans in comparison to government issues.

MULTI-INDEX 2040 LIFETIME PORTFOLIO

The portfolio's Class 1 shares returned 15.29%, the custom blended benchmark rose 16.36%,1,2 and the Morningstar target-date 2040 category average was 13.98%.3 Allocations to defensively oriented market segments within its domestic large-cap portfolio was the key factor in the portfolio's underperformance versus the benchmark. Positions in iShares MSCI USA Minimum Volatility ETF and Vanguard Dividend Appreciation ETF, both of which are more defensive investments that trailed the broad-based domestic indexes at a time of elevated investor risk appetites, weighed on short-term relative performance. Nevertheless, we believe these asset categories can augment longer-term diversification through their potential to provide positive risk-adjusted returns and an element of downside protection.

MULTI-INDEX 2060-2010 LIFETIME PORTFOLIOS' CLASS 1 SHARE RETURNS (%)

For the twelve months ended 8/31/17

ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       5

The portfolio lost some ground versus its benchmark by being underweight in emerging-market stocks and overweight in bonds. Dedicated sector positioning made a modest contribution to performance. Allocations to the information technology and financials sectors added value, offsetting the weaker showing for real estate investment trusts. Although an overweight in fixed income detracted from performance, positioning within the asset class contributed positively. We held a meaningful underweight in core bonds (i.e., funds that primarily hold investment-grade securities) in favor of overweights in credit-oriented investments, which enabled the portfolio to benefit from the strong performance of categories such as investment-grade corporate bonds, high-yield bonds, emerging-market debt, and loans in comparison to government issues.

MULTI-INDEX 2035 LIFETIME PORTFOLIO

The portfolio's Class 1 shares returned 14.39%, the custom blended benchmark rose 15.49%,1,2 and the Morningstar target-date 2035 category average was 13.18%.3 Allocations to defensively oriented market segments within its domestic large-cap portfolio was the key factor in the portfolio's underperformance versus the benchmark. Positions in iShares MSCI USA Minimum Volatility ETF and Vanguard Dividend Appreciation ETF, both of which are more defensive investments that trailed the broad-based domestic indexes at a time of elevated investor risk appetites, weighed on short-term relative performance. Nevertheless, we believe these asset categories can augment longer-term diversification through their potential to provide positive risk-adjusted returns and an element of downside protection.

The portfolio lost some ground versus its benchmark by being underweight in emerging-market stocks and overweight in bonds. Dedicated sector positioning made a modest contribution to performance. Allocations to the information technology and financials sectors added value, offsetting the weaker showing for real estate investment trusts. Although an overweight in fixed income detracted from performance, positioning within the asset class contributed positively. We held a meaningful underweight in core bonds (i.e., funds that primarily hold investment-grade securities) in favor of overweights in credit-oriented investments, which enabled the portfolio to benefit from the strong performance of categories such as investment-grade corporate bonds, high-yield bonds, emerging-market debt, and loans in comparison to government issues.

MULTI-INDEX 2030 LIFETIME PORTFOLIO

The portfolio's Class 1 shares returned 13.16%, the custom blended benchmark rose 14.24%,1,2 and the Morningstar target-date 2030 category average was 11.61%.3 Allocations to defensively oriented market segments within its domestic large-cap portfolio was the key factor in the portfolio's underperformance versus the benchmark. Positions in iShares MSCI USA Minimum Volatility ETF and Vanguard Dividend Appreciation ETF, both of which are more defensive investments that trailed the broad-based domestic indexes at a time of elevated investor risk appetites, weighed on short-term relative performance. Nevertheless, we believe these asset categories can augment longer-term diversification through their potential to provide positive risk-adjusted returns and an element of downside protection.

Market index total returns

For the twelve months ended 8/31/17

U.S. Stocks	S&P 500 Index	16.23%
	Russell Midcap Index	12.44%
	Russell 2000 Index	14.91%
	FTSE NAREIT All Equity REIT Index	1.85%
International Stocks	MSCI EAFE Index	18.19%
	MSCI Emerging Markets Index	24.99%
	MSCI EAFE Small Cap Index	22.44%
Fixed Income	Bloomberg Barclays U.S. Aggregate Bond Index	0.49%
	Bank of America Merrill Lynch US. High Yield Master II Index	8.79%
	JPMorgan Global Government Bonds Unhedged Index	-1.34%

ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       6

The portfolio lost some ground versus its benchmark by being underweight in emerging-market stocks and overweight in bonds. Dedicated sector positioning made a modest contribution to performance. Allocations to the information technology and financials sectors added value, offsetting the weaker showing for real estate investment trusts. Although an overweight in fixed income detracted from performance, positioning within the asset class contributed positively. We held a meaningful underweight in core bonds (i.e., funds that primarily hold investment-grade securities) in favor of overweights in credit-oriented investments, which enabled the portfolio to benefit from the strong performance of categories such as investment-grade corporate bonds, high-yield bonds, emerging-market debt, and loans in comparison to government issues.

MULTI-INDEX 2025 LIFETIME PORTFOLIO

The portfolio's Class 1 shares returned 11.50%, the custom blended benchmark rose 12.54%,1,2 and the Morningstar target-date 2025 category average was 10.12%.3 Allocations to defensively oriented market segments within its domestic large-cap portfolio was the key factor in the portfolio's underperformance versus the benchmark. Positions in iShares MSCI USA Minimum Volatility ETF and Vanguard Dividend Appreciation ETF, both of which are more defensive investments that trailed the broad-based domestic indexes at a time of elevated investor risk appetites, weighed on short-term relative performance. Nevertheless, we believe these asset categories can augment longer-term diversification through their potential to provide positive risk-adjusted returns and an element of downside protection.

The portfolio lost some ground versus its benchmark by being underweight in emerging-market stocks and overweight in bonds. Dedicated sector positioning made a modest contribution to performance. Allocations to the information technology and financials sectors added value, offsetting the weaker showing for real estate investment trusts. Although an overweight in fixed income detracted from performance, positioning within the asset class contributed positively. We held a meaningful underweight in core bonds (i.e., funds that primarily hold investment-grade securities) in favor of overweights in credit-oriented investments, which enabled the portfolio to benefit from the strong performance of categories such as investment-grade corporate bonds, high-yield bonds, emerging-market debt, and loans in comparison to government issues.

MULTI-INDEX 2020 LIFETIME PORTFOLIO

The portfolio's Class 1 shares returned 9.67%, the custom blended benchmark rose 10.71%,1,2 and the Morningstar target-date 2020 category average was 8.47%.3 Allocations to defensively oriented market segments within its domestic large-cap portfolio was the key factor in the portfolio's underperformance versus the benchmark. Positions in iShares MSCI USA Minimum Volatility ETF and Vanguard Dividend Appreciation ETF, both of which are more defensive investments that trailed the broad-based domestic indexes at a time of elevated investor risk appetites, weighed on short-term relative performance. Nevertheless, we believe these asset categories can augment longer-term diversification through their potential to provide positive risk-adjusted returns and an element of downside protection.

The portfolio lost some ground versus its benchmark by being underweight in emerging-market stocks and overweight in bonds. Dedicated sector positioning made a modest contribution to performance. Allocations to the information technology and financials sectors added value, offsetting the weaker showing for real estate investment trusts. Although an overweight in fixed income detracted from performance, positioning within the asset class contributed positively. We held a meaningful underweight in core bonds (i.e., funds that primarily hold investment-grade securities) in favor of overweights in credit-oriented investments, which enabled the portfolio to benefit from the strong performance of categories such as investment-grade corporate bonds, high-yield bonds, emerging-market debt, and loans in comparison to government issues.

MULTI-INDEX 2015 LIFETIME PORTFOLIO

The portfolio's Class 1 shares returned 7.98%, the custom blended benchmark rose 9.14%,1,2 and the Morningstar target-date 2015 category average was 7.73%.3 Allocations to defensively oriented market segments within its domestic large-cap portfolio was the key factor in the portfolio's underperformance versus the benchmark. Positions in iShares MSCI USA Minimum Volatility ETF and

ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       7

Vanguard Dividend Appreciation ETF, both of which are more defensive investments that trailed the broad-based domestic indexes at a time of elevated investor risk appetites, weighed on short-term relative performance. Nevertheless, we believe these asset categories can augment longer-term diversification through their potential to provide positive risk-adjusted returns and an element of downside protection.

The portfolio lost some ground versus its benchmark by being underweight in emerging-market stocks and overweight in bonds. Dedicated sector positioning made a modest contribution to performance. Allocations to the information technology and financials sectors added value, offsetting the weaker showing for real estate investment trusts. Although an overweight in fixed income detracted from performance, positioning within the asset class contributed positively. We held a meaningful underweight in core bonds (i.e., funds that primarily hold investment-grade securities) in favor of overweights in credit-oriented investments, which enabled the portfolio to benefit from the strong performance of categories such as investment-grade corporate bonds, high-yield bonds, emerging-market debt, and loans in comparison to government issues.

MULTI-INDEX 2010 LIFETIME PORTFOLIO

The portfolio's Class 1 shares returned 6.83%, the custom blended benchmark rose 8.16%,1,2 and the Morningstar target-date 2000-2010 category average was 6.99%.3 Allocations to defensively oriented market segments within its domestic large-cap portfolio was the key factor in the portfolio's underperformance versus the benchmark. Positions in iShares MSCI USA Minimum Volatility ETF and Vanguard Dividend Appreciation ETF, both of which are more defensive investments that trailed the broad-based domestic indexes at a time of elevated investor risk appetites, weighed on short-term relative performance. Nevertheless, we believe these asset categories can augment longer-term diversification through their potential to provide positive risk-adjusted returns and an element of downside protection.

The portfolio lost some ground versus its benchmark by being underweight in emerging-market stocks and overweight in bonds. Dedicated sector positioning made a modest contribution to performance. Allocations to the information technology and financials sectors added value, offsetting the weaker showing for real estate investment trusts. Although an overweight in fixed income detracted from performance, positioning within the asset class contributed positively. We held a meaningful underweight in core bonds (i.e., funds that primarily hold investment-grade securities) in favor of overweights in credit-oriented investments, which enabled the portfolio to benefit from the strong performance of categories such as investment-grade corporate bonds, high-yield bonds, emerging-market debt, and loans in comparison to government issues.

MANAGED BY

Robert M. Boyda On the portfolio since 2010 Investing since 1979
Marcelle Daher, CFA On the portfolio since 2013 Investing since 1999
Nathan W. Thooft, CFA On the portfolio since 2013 Investing since 2000

1 The custom benchmarks reflect each portfolio's asset allocation under normal conditions. These blended benchmarks adjust over time to match each portfolio's glide path.
2 It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
3 Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
Past performance does not guarantee future results.
The portfolio's performance depends on the advisor's ability to determine the strategic asset class allocations, the mix of underlying funds, and the performance of those underlying funds. The underlying funds' performance may be lower than the performance of the asset class that they were selected to represent. Owning an exchange-traded fund (ETF) generally reflects the risks of owning the underlying securities it is designed to track, which may cause lack of liquidity, more volatility, and increased management fees. An ETF has its own fees and expenses, which are indirectly borne by the portfolio. The portfolio is subject to the same risks as the underlying funds in which it invests, which include the following: Stocks and bonds can decline due to adverse issuer, market, regulatory, or economic developments; foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability; the securities of small-capitalization companies are subject to higher volatility than larger, more established companies; and high-yield bonds are subject to additional risks, such as increased risk of default. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Derivatives, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Each portfolio's name refers to the approximate retirement year of the investors for whom the portfolio's asset allocation strategy is designed. The portfolios with dates farther off initially allocate more aggressively to stock funds. As a portfolio approaches its target date, the allocation will gradually migrate to more conservative, fixed-income funds. The principal value of each portfolio is not guaranteed and you could lose money at any time, including at, or after, the target date. Please see the portfolio's prospectus for additional information.
The views expressed in this report are exclusively those of Robert M. Boyda, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the portfolio for the entire period. Portfolio composition is subject to review in accordance with the portfolio's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       8

Multi-Index 2060 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2060 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

Index 3 is 66.50% Russell 3000 Index, 28.50% MSCI AC World ex-US Index, 4.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 1.00% Bank of America Merrill Lynch High Yield Master II Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated investment companies	60.4
Large blend	60.4
Unaffiliated investment companies/ Exchange-traded funds	39.2
Equity	30.8
Fixed income	8.4
Short-term investments and other	0.4

As a percentage of net assets.

PERFORMANCE CHART

Total returns for the period ended 8-31-17 (%)

	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2	Index 3
Inception	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16
Average annual total returns
1 year	15.36	15.40	15.36	16.23	0.49	16.36
Since inception	15.16	15.20	15.16	16.27	2.42	16.72
Cumulative returns
Since inception	22.28	22.33	22.28	23.95	3.46	24.64

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R4*	Class R6	Class 1
Gross (%)	4.31	3.96	3.99
Net (%)	0.64	0.37	0.42

* Expenses have been estimated for the class's first year of operations.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	Class R4 shares were first offered on 4-7-17. Returns prior to this date are those of Class 1 shares.
2	For certain types of investors, as described in the portfolio's prospectuses.
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       9

Multi-Index 2055 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2055 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

Index 3 is 66.50% Russell 3000 Index, 28.50% MSCI AC World ex-US Index, 4.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 1.00% Bank of America Merrill Lynch High Yield Master II Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated investment companies	60.5
Large blend	60.5
Unaffiliated investment companies/ Exchange-traded funds	39.4
Equity	30.9
Fixed income	8.5
Short-term investments and other	0.1

As a percentage of net assets.

PERFORMANCE CHART

Total returns for the period ended 8-31-17 (%)

	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2	Index 3
Inception	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14
Average annual total returns
1 year	15.19	15.35	15.28	16.23	0.49	16.36
Since inception	7.79	7.98	7.92	10.84	3.21	8.33
Cumulative returns
Since inception	29.41	30.17	29.93	42.43	11.45	31.62

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R4*	Class R6	Class 1
Gross (%)	1.47	1.11	1.15
Net (%)	0.63	0.36	0.41

* Expenses have been estimated for the class's first year of resumed operations.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	Class R4 shares were first offered on 3-26-14 and ceased operations between 6-15-16 and 4-7-17. Returns while Class R4 shares were not offered are those of Class 1 shares.
2	For certain types of investors, as described in the portfolio's prospectuses.
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       10

Multi-Index 2050 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2050 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

Index 3 is 66.50% Russell 3000 Index, 28.50% MSCI AC World ex-US Index, 4.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 1.00% Bank of America Merrill Lynch High Yield Master II Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated investment companies	60.5
Large blend	60.5
Unaffiliated investment companies/ Exchange-traded funds	39.4
Equity	30.9
Fixed income	8.5
Short-term investments and other	0.1

As a percentage of net assets.

PERFORMANCE CHART

Total returns for the period ended 8-31-17 (%)

	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2	Index 3
Inception	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13
Average annual total returns
1 year	15.20	15.26	15.29	16.23	0.49	16.36
Since inception	8.31	8.48	8.44	11.46	3.18	8.67
Cumulative returns
Since inception	35.60	36.41	36.23	51.31	12.70	37.32

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R4*	Class R6	Class 1
Gross (%)	1.41	1.06	1.09
Net (%)	0.63	0.36	0.41

* Expenses have been estimated for the class's first year of resumed operations.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	Class R4 shares were first offered on 11-7-13 and ceased operations between 6-15-16 and 4-7-17. Returns while Class R4 shares were not offered are those of Class 1 shares.
2	For certain types of investors, as described in the portfolio's prospectuses.
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       11

Multi-Index 2045 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2045 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

Index 3 is 66.50% Russell 3000 Index, 28.50% MSCI AC World ex-US Index, 4.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 1.00% Bank of America Merrill Lynch High Yield Master II Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns..

ASSET ALLOCATION (%)

Affiliated investment companies	60.5
Large blend	60.5
Unaffiliated investment companies/ Exchange-traded funds	39.5
Equity	31.0
Fixed income	8.5

As a percentage of net assets.

PERFORMANCE CHART

Total returns for the period ended 8-31-17 (%)

	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2	Index 3
Inception	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13
Average annual total returns
1 year	15.14	15.29	15.24	16.23	0.49	16.36
Since inception	8.25	8.42	8.37	11.46	3.18	8.67
Cumulative returns
Since inception	35.35	36.13	35.92	51.31	12.70	37.32

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R4*	Class R6	Class 1
Gross (%)	1.25	0.90	0.93
Net (%)	0.63	0.36	0.41

* Expenses have been estimated for the class's first year of resumed operations.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	Class R4 shares were first offered on 11-7-13 and ceased operations between 6-15-16 and 4-7-17. Returns while Class R4 shares were not offered are those of Class 1 shares.
2	For certain types of investors, as described in the portfolio's prospectuses.
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       12

Multi-Index 2040 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2040 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

Index 3 is 66.50% Russell 3000 Index, 28.50% MSCI AC World ex-US Index, 4.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 1.00% Bank of America Merrill Lynch High Yield Master II Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns..

ASSET ALLOCATION (%)

Affiliated investment companies	59.6
Large blend	59.6
Unaffiliated investment companies/ Exchange-traded funds	40.3
Equity	30.9
Fixed income	9.4
Short-term investments and other	0.1

As a percentage of net assets.

PERFORMANCE CHART

Total returns for the period ended 8-31-17 (%)

	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2	Index 3
Inception	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13
Average annual total returns
1 year	15.29	15.24	15.29	16.23	0.49	16.36
Since inception	8.33	8.47	8.42	11.46	3.18	8.67
Cumulative returns
Since inception	35.70	36.38	36.16	51.31	12.70	37.32

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R4*	Class R6	Class 1
Gross (%)	1.21	0.85	0.89
Net (%)	0.63	0.36	0.41

* Expenses have been estimated for the class's first year of resumed operations.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	Class R4 shares were first offered on 11-7-13 and ceased operations from 6-15-16 to 4-7-17. Returns while Class R4 shares were not offered are those of Class 1 shares.
2	For certain types of investors, as described in the portfolio's prospectuses.
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       13

Multi-Index 2035 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2035 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

Index 3 is 62.30% Russell 3000 Index, 26.70% MSCI AC World ex-US Index, 8.80% Bloomberg Barclays U.S. Aggregate Bond Index, and 2.20% Bank of America Merrill Lynch High Yield Master II Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated investment companies	55.3
Large blend	55.3
Unaffiliated investment companies/ Exchange-traded funds	44.6
Equity	28.8
Fixed income	15.8
Short-term investments and other	0.1

As a percentage of net assets.

PERFORMANCE CHART

Total returns for the period ended 8-31-17 (%)

	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2	Index 3
Inception	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13
Average annual total returns
1 year	14.39	14.56	14.39	16.23	0.49	15.49
Since inception	8.03	8.21	8.15	11.46	3.18	8.45
Cumulative returns
Since inception	34.30	35.12	34.83	51.31	12.70	36.29

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R4*	Class R6	Class 1
Gross (%)	1.16	0.81	0.84
Net (%)	0.63	0.36	0.41

* Expenses have been estimated for the class's first year of resumed operations.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	Class R4 shares were first offered on 11-7-13 and ceased operations between 6-15-16 and 4-7-17. Returns while Class R4 shares were not offered are those of Class 1 shares.
2	For certain types of investors, as described in the portfolio's prospectuses.
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       14

Multi-Index 2030 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2030 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

Index 3 is 56.70% Russell 3000 Index, 24.30% MSCI AC World ex-US Index, 15.20% Bloomberg Barclays U.S. Aggregate Bond Index, and 3.80% Bank of America Merrill Lynch High Yield Master II Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated investment companies	49.4
Large blend	49.4
Unaffiliated investment companies/ Exchange-traded funds	50.4
Equity	25.9
Fixed income	24.5
Short-term investments and other	0.2

As a percentage of net assets.

PERFORMANCE CHART

Total returns for the period ended 8-31-17 (%)

	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2	Index 3
Inception	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13
Average annual total returns
1 year	13.16	13.22	13.16	16.23	0.49	14.24
Since inception	7.64	7.81	7.75	11.46	3.18	8.08
Cumulative returns
Since inception	32.43	33.22	32.94	51.31	12.70	34.51

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the fee contractual waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R4*	Class R6	Class 1
Gross (%)	1.13	0.78	0.81
Net (%)	0.65	0.38	0.43

* Expenses have been estimated for the class's first year of resumed operations.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	Class R4 shares were first offered on 11-7-13 and ceased operations between 6-15-16 and 4-7-17. Returns while Class R4 shares were not offered are those of Class 1 shares.
2	For certain types of investors, as described in the portfolio's prospectuses.
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       15

Multi-Index 2025 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2025 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

Index 3 is 49.00% Russell 3000 Index, 21.00% MSCI AC World ex-US Index, 24.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 6.00% Bank of America Merrill Lynch High Yield Master II Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated investment companies	42.9
Large blend	42.9
Unaffiliated investment companies/ Exchange-traded funds	56.8
Fixed income	34.6
Equity	22.2
Short-term investments and other	0.3

As a percentage of net assets.

PERFORMANCE CHART

Total returns for the period ended 8-31-17 (%)

	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2	Index 3
Inception	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13
Average annual total returns
1 year	11.50	11.46	11.50	16.23	0.49	12.54
Since inception	7.09	7.25	7.21	11.46	3.18	7.57
Cumulative returns
Since inception	29.86	30.63	30.43	51.31	12.70	32.09

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R4*	Class R6	Class 1
Gross (%)	1.13	0.78	0.81
Net (%)	0.66	0.39	0.44

* Expenses have been estimated for the class's first year of operations.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	Class R4 shares were first offered on 11-7-13 and ceased operations between 6-15-16 and 4-7-17. Returns while Class R4 shares were not offered are those of Class 1 shares.
2	For certain types of investors, as described in the portfolio's prospectuses.
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       16

Multi-Index 2020 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2020 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

Index 3 is 40.60% Russell 3000 Index, 17.40% MSCI AC World ex-US Index, 33.60% Bloomberg Barclays U.S. Aggregate Bond Index, and 8.40% Bank of America Merrill Lynch High Yield Master II Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated investment companies	34.7
Large blend	34.7
Unaffiliated investment companies/ Exchange-traded funds	64.3
Fixed income	46.3
Equity	18.0
Short-term investments and other	1.0

As a percentage of net assets.

PERFORMANCE CHART

Total returns for the period ended 8-31-17 (%)

	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2	Index 3
Inception	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13
Average annual total returns
1 year	9.57	9.62	9.67	16.23	0.49	10.71
Since inception	6.38	6.57	6.53	11.46	3.18	6.95
Cumulative returns
Since inception	26.63	27.50	27.30	51.31	12.70	29.25

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R4*	Class R6	Class 1
Gross (%)	1.19	0.84	0.87
Net (%)	0.66	0.39	0.44

* Expenses have been estimated for the class's first year of resumed operations.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	Class R4 shares were first offered on 11-7-13 and ceased operations between 6-15-16 and 4-7-17. Returns while Class R4 shares were not offered are those of Class 1 shares.
2	For certain types of investors, as described in the portfolio's prospectuses.
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       17

Multi-Index 2015 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2015 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

Index 3 is 33.25% Russell 3000 Index, 14.25% MSCI AC World ex-US Index, 42.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 10.50% Bank of America Merrill Lynch High Yield Master II Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated investment companies	28.6
Large blend	28.6
Unaffiliated investment companies/ Exchange-traded funds	71.3
Fixed income	56.5
Equity	14.8
Short-term investments and other	0.1

As a percentage of net assets.

PERFORMANCE CHART

Total returns for the period ended 8-31-17 (%)

	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2	Index 3
Inception	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13
Average annual total returns
1 year	7.98	8.04	7.98	16.23	0.49	9.14
Since inception	5.74	5.88	5.84	11.46	3.18	6.40
Cumulative returns
Since inception	23.76	24.39	24.19	51.31	12.70	26.73

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R4*	Class R6	Class 1
Gross (%)	1.44	1.09	1.12
Net (%)	0.65	0.38	0.43

* Expenses have been estimated for the class's first year of resumed operations.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	Class R4 shares were first offered on 11-7-13 and ceased operations between 6-15-16 and 4-7-17. Returns while Class R4 shares were not offered are those of Class 1 shares.
2	For certain types of investors, as described in the portfolio's prospectuses.
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       18

Multi-Index 2010 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2010 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

Index 3 is 28.88% Russell 3000 Index, 12.37% MSCI AC World ex-US Index, 47.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 11.75% Bank of America Merrill Lynch High Yield Master II Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated investment companies	24.0
Large blend	24.0
Unaffiliated investment companies/ Exchange-traded funds	75.5
Fixed income	62.8
Equity	12.7
Short-term investments and other	0.5

As a percentage of net assets.

PERFORMANCE CHART

Total returns for the period ended 8-31-17 (%)

	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2	Index 3
Inception	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13
Average annual total returns
1 year	6.83	6.98	6.83	16.23	0.49	8.16
Since inception	5.37	5.53	5.47	11.46	3.18	6.01
Cumulative returns
Since inception	22.09	22.82	22.52	51.31	12.70	24.97

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R4*	Class R6	Class 1
Gross (%)	1.64	1.28	1.32
Net (%)	0.64	0.37	0.42

* Expenses have been estimated for the class's first year of resumed operations.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	Class R4 shares were first offered on 11-7-13 and ceased operations between 6-15-16 and 4-7-17. Returns while Class R4 shares were not offered are those of Class 1 shares.
2	For certain types of investors, as described in the portfolio's prospectuses.
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       19

Your expenses

As a shareholder of a John Hancock Funds II Multi-Index Lifetime Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchases or redemptions, and (2) ongoing costs, including management fees, distribution and service (Rule 12b-1) fees, and other portfolio expenses. In addition to the operating expenses that each portfolio bears directly, the portfolio indirectly bears a pro rata share of the operating expenses of the underlying funds in which the portfolio invests. Because underlying funds have varied operating expenses and transaction costs, and a portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would have been higher than the amounts shown.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in a portfolio so you can compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 at the beginning of the period and held for the entire period ( March 1, 2017 through August 31, 2017).

Actual expenses:

The first line of each share class on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the tables on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. See the portfolios' prospectuses for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       20

SHAREHOLDER EXPENSE EXAMPLE CHART

		Beginning account value 3-1-2017	Ending account value 8-31-2017	Expenses paid during period[1] 3-1-2017-8-31-2017	Annualized expense ratio[2]
Multi-Index 2060 Lifetime Portfolio
Class R4[3]	Actual	$1,000.00	$1,063.70	$0.74	0.18%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,029.30	0.90	0.18%
Class R6	Actual	1,000.00	1,069.30	0.00	0.00%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.00	0.00%
Class 1	Actual	1,000.00	1,069.30	0.21	0.04%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.00	0.20	0.04%
Multi-Index 2055 Lifetime Portfolio
Class R4[3]	Actual	$1,000.00	$1,063.80	$0.74	0.18%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	0.90	0.18%
Class R6	Actual	1,000.00	1,069.30	0.05	0.01%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.20	0.05	0.01%
Class 1	Actual	1,000.00	1,069.30	0.21	0.04%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.00	0.20	0.04%
Multi-Index 2050 Lifetime Portfolio
Class R4[3]	Actual	$1,000.00	$1,063.30	$0.74	0.18%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	0.90	0.18%
Class R6	Actual	1,000.00	1,068.90	0.05	0.01%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.20	0.05	0.01%
Class 1	Actual	1,000.00	1,069.70	0.21	0.04%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.00	0.20	0.04%
Multi-Index 2045 Lifetime Portfolio
Class R4[3]	Actual	$1,000.00	$1,068.20	$0.74	0.18%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	0.90	0.18%
Class R6	Actual	1,000.00	1,069.10	0.05	0.01%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.20	0.05	0.01%
Class 1	Actual	1,000.00	1,069.10	0.21	0.04%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.00	0.20	0.04%
Multi-Index 2040 Lifetime Portfolio
Class R4[3]	Actual	$1,000.00	$1,063.40	$0.74	0.18%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	0.90	0.18%
Class R6	Actual	1,000.00	1,068.00	0.10	0.02%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.10	0.10	0.02%
Class 1	Actual	1,000.00	1,068.90	0.21	0.04%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.00	0.20	0.04%
Multi-Index 2035 Lifetime Portfolio
Class R4[3]	Actual	$1,000.00	$1,060.40	$0.82	0.20%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.80	1.00	0.20%
Class R6	Actual	1,000.00	1,066.00	0.16	0.03%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.10	0.15	0.03%
Class 1	Actual	1,000.00	1,065.10	0.31	0.06%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.31	0.06%
Multi-Index 2030 Lifetime Portfolio
Class R4[3]	Actual	$1,000.00	$1,056.60	$0.90	0.22%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.70	1.10	0.22%
Class R6	Actual	1,000.00	1,061.30	0.31	0.06%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.31	0.06%
Class 1	Actual	1,000.00	1,061.30	0.47	0.09%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.46	0.09%

ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       21

SHAREHOLDER EXPENSE EXAMPLE CHART (continued)

		Beginning account value 3-1-2017	Ending account value 8-31-2017	Expenses paid during period[1] 3-1-2017-8-31-2017	Annualized expense ratio[2]
Multi-Index 2025 Lifetime Portfolio
Class R4[3]	Actual	$1,000.00	$1,051.10	$1.07	0.26%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.50	1.30	0.26%
Class R6	Actual	1,000.00	1,054.90	0.47	0.09%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.46	0.09%
Class 1	Actual	1,000.00	1,054.90	0.62	0.12%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.61	0.12%
Multi-Index 2020 Lifetime Portfolio
Class R4[3]	Actual	$1,000.00	$1,044.70	$1.15	0.28%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.40	1.40	0.28%
Class R6	Actual	1,000.00	1,048.50	0.52	0.10%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.51	0.10%
Class 1	Actual	1,000.00	1,048.50	0.72	0.14%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.50	0.71	0.14%
Multi-Index 2015 Lifetime Portfolio
Class R4[3]	Actual	$1,000.00	$1,041.00	$1.18	0.29%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.40	1.45	0.29%
Class R6	Actual	1,000.00	1,042.90	0.51	0.10%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.51	0.10%
Class 1	Actual	1,000.00	1,043.90	0.77	0.15%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.40	0.77	0.15%
Multi-Index 2010 Lifetime Portfolio
Class R4[3]	Actual	$1,000.00	$1,038.00	$1.18	0.29%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.40	1.45	0.29%
Class R6	Actual	1,000.00	1,040.90	0.62	0.12%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.61	0.12%
Class 1	Actual	1,000.00	1,040.00	0.77	0.15%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.40	0.77	0.15%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184) and divided by 365 (to reflect the one-half year period).
[2]	The portfolios' expense ratios do not include fees and expenses indirectly incurred by the underlying funds and can vary based on the mix of underlying funds held by the portfolios. The range of expense ratios of the underlying funds held by the portfolios was as follows:

Period ended	Multi-Index 2060 Lifetime Portfolio	Multi-Index 2055 Lifetime Portfolio	Multi-Index 2050 Lifetime Portfolio	Multi-Index 2045 Lifetime Portfolio	Multi-Index 2040 Lifetime Portfolio	Multi-Index 2035 Lifetime Portfolio	Multi-Index 2030 Lifetime Portfolio	Multi-Index 2025 Lifetime Portfolio	Multi-Index 2020 Lifetime Portfolio	Multi-Index 2015 Lifetime Portfolio	Multi-Index 2010 Lifetime Portfolio
8-31-17	0.04%- 0.65%	0.04%- 0.65%	0.04%- 0.65%	0.04%- 0.65%	0.04%- 0.65%	0.04%- 0.65%	0.04%- 0.65%	0.04%- 0.65%	0.04%- 0.65%	0.04%- 0.65%	0.04%- 0.65%

[3]	Period from 4-7-17 (commencement or relaunch of operations), as applicable to 8-31-17. Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (146) and divided by 365 (to reflect the period).

ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       22

Portfolios' investments
MULTI-INDEX 2060 LIFETIME PORTFOLIO

As of 8-31-17
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (A) - 60.4%
Equity - 60.4%
Strategic Equity Allocation, Class NAV (JHAM) (B)(C)	256,234	$3,584,720

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $3,363,425)		$3,584,720
UNAFFILIATED INVESTMENT COMPANIES - 39.2%
Exchange-traded funds - 39.2%
Financial Select Sector SPDR Fund	3,983	98,380
iShares Edge MSCI Min Vol USA ETF	6,001	301,850
iShares JP Morgan USD Emerging Markets Bond ETF	179	20,959
iShares TIPS Bond ETF	74	8,482
PowerShares Senior Loan Portfolio	1,650	38,181
SPDR Bloomberg Barclays High Yield Bond ETF	1,556	57,977
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	150	4,190
Vanguard Dividend Appreciation ETF	2,166	201,460
Vanguard Energy ETF	791	67,805
Vanguard FTSE Developed Markets ETF	4,486	190,745
Vanguard FTSE Emerging Markets ETF	4,952	219,374
Vanguard Health Care ETF	470	70,998
Vanguard Information Technology ETF	497	75,156
Vanguard Intermediate-Term Bond ETF	1	86
Vanguard Intermediate-Term Corporate Bond ETF	1,422	125,946
Vanguard Materials ETF	182	22,604
Vanguard Mid-Cap ETF	2,168	312,647
Vanguard REIT ETF	701	58,912
Vanguard S&P 500 ETF	437	99,330
Vanguard Short-Term Bond ETF	859	68,875
Vanguard Short-Term Corporate Bond ETF	671	53,928
Vanguard Short-Term Inflation-Protected Securities ETF	343	16,979
Vanguard Small-Cap ETF	775	105,299
Vanguard Total Bond Market ETF	1,249	103,067

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $2,185,760)		$2,323,230
SHORT-TERM INVESTMENTS - 0.3%
Money market funds - 0.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.9295% (D)	15,875	15,875

TOTAL SHORT-TERM INVESTMENTS (Cost $15,875)		$15,875
Total investments (Cost $5,565,060) - 99.9%		$5,923,825
Other assets and liabilities, net - 0.1%		8,892
TOTAL NET ASSETS - 100.0%		$5,932,717
MULTI-INDEX 2055 LIFETIME PORTFOLIO

As of 8-31-17
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (A) - 60.5%
Equity - 60.5%
Strategic Equity Allocation, Class NAV (JHAM) (B)(C)	2,367,705	$33,124,192

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $30,509,426)		$33,124,192
UNAFFILIATED INVESTMENT COMPANIES - 39.4%
Exchange-traded funds - 39.4%
Financial Select Sector SPDR Fund	36,981	913,431
iShares Edge MSCI Min Vol USA ETF	55,684	2,800,905
iShares JP Morgan USD Emerging Markets Bond ETF	1,670	195,540
iShares TIPS Bond ETF	690	79,088
PowerShares Senior Loan Portfolio	15,155	350,687
SPDR Bloomberg Barclays High Yield Bond ETF	14,452	538,482
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	1,402	39,158
Vanguard Dividend Appreciation ETF	20,135	1,872,756
Vanguard Energy ETF	7,345	629,613
Vanguard FTSE Developed Markets ETF	41,628	1,770,023
Vanguard FTSE Emerging Markets ETF	45,951	2,035,629
Vanguard Health Care ETF	4,378	661,341
Vanguard Information Technology ETF	4,631	700,300
Vanguard Intermediate-Term Bond ETF	7	599
Vanguard Intermediate-Term Corporate Bond ETF	13,213	1,170,276
Vanguard Materials ETF	1,697	210,767
Vanguard Mid-Cap ETF	20,137	2,903,956
Vanguard REIT ETF	6,516	547,605
Vanguard S&P 500 ETF	4,069	924,884
Vanguard Short-Term Bond ETF	7,978	639,676
Vanguard Short-Term Corporate Bond ETF	6,239	501,428
Vanguard Short-Term Inflation-Protected Securities ETF	3,192	158,004
Vanguard Small-Cap ETF	7,217	980,574
Vanguard Total Bond Market ETF	11,599	957,149

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $19,598,930)		$21,581,871
SHORT-TERM INVESTMENTS - 0.1%
Money market funds - 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.9295% (D)	50,044	50,044

TOTAL SHORT-TERM INVESTMENTS (Cost $50,044)		$50,044
Total investments (Cost $50,158,400) - 100.0%		$54,756,107
Other assets and liabilities, net - (0.0%)		(7,800)
TOTAL NET ASSETS - 100.0%		$54,748,307
23	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTI-INDEX 2050 LIFETIME PORTFOLIO

As of 8-31-17
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (A) - 60.5%
Equity - 60.5%
Strategic Equity Allocation, Class NAV (JHAM) (B)(C)	3,484,191	$48,743,832

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $45,263,663)		$48,743,832
UNAFFILIATED INVESTMENT COMPANIES - 39.4%
Exchange-traded funds - 39.4%
Financial Select Sector SPDR Fund	54,338	1,342,149
iShares Edge MSCI Min Vol USA ETF	81,875	4,118,313
iShares JP Morgan USD Emerging Markets Bond ETF	2,457	287,690
iShares TIPS Bond ETF	1,014	116,225
PowerShares Senior Loan Portfolio	22,146	512,458
SPDR Bloomberg Barclays High Yield Bond ETF	21,274	792,669
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	2,062	57,592
Vanguard Dividend Appreciation ETF	29,589	2,752,073
Vanguard Energy ETF	10,800	925,776
Vanguard FTSE Developed Markets ETF	61,214	2,602,819
Vanguard FTSE Emerging Markets ETF	67,592	2,994,326
Vanguard Health Care ETF	6,413	968,748
Vanguard Information Technology ETF	6,798	1,027,994
Vanguard Intermediate-Term Bond ETF	11	942
Vanguard Intermediate-Term Corporate Bond ETF	19,424	1,720,382
Vanguard Materials ETF	2,495	309,879
Vanguard Mid-Cap ETF	29,546	4,260,829
Vanguard REIT ETF	9,570	804,263
Vanguard S&P 500 ETF	5,977	1,358,572
Vanguard Short-Term Bond ETF	11,736	940,992
Vanguard Short-Term Corporate Bond ETF	9,190	738,600
Vanguard Short-Term Inflation-Protected Securities ETF	4,690	232,155
Vanguard Small-Cap ETF	10,612	1,441,852
Vanguard Total Bond Market ETF	17,063	1,408,039

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $29,012,832)		$31,715,337
SHORT-TERM INVESTMENTS - 0.1%
Money market funds - 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.9295% (D)	53,236	53,236

TOTAL SHORT-TERM INVESTMENTS (Cost $53,236)		$53,236
Total investments (Cost $74,329,731) - 100.0%		$80,512,405
Other assets and liabilities, net - 0.0%		15,005
TOTAL NET ASSETS - 100.0%		$80,527,410
MULTI-INDEX 2045 LIFETIME PORTFOLIO

As of 8-31-17
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (A) - 60.5%
Equity - 60.5%
Strategic Equity Allocation, Class NAV (JHAM) (B)(C)	5,270,021	$73,727,597

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $68,709,851)		$73,727,597
UNAFFILIATED INVESTMENT COMPANIES - 39.5%
Exchange-traded funds - 39.5%
Financial Select Sector SPDR Fund	82,311	2,033,082
iShares Edge MSCI Min Vol USA ETF	124,098	6,242,129
iShares JP Morgan USD Emerging Markets Bond ETF	3,725	436,160
iShares TIPS Bond ETF	1,535	175,942
PowerShares Senior Loan Portfolio	33,741	780,767
SPDR Bloomberg Barclays High Yield Bond ETF	32,231	1,200,927
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	3,123	87,225
Vanguard Dividend Appreciation ETF	44,767	4,163,779
Vanguard Energy ETF	16,340	1,400,665
Vanguard FTSE Developed Markets ETF	94,124	4,002,152
Vanguard FTSE Emerging Markets ETF	102,307	4,532,200
Vanguard Health Care ETF	9,648	1,457,427
Vanguard Information Technology ETF	10,189	1,540,781
Vanguard Intermediate-Term Bond ETF	16	1,370
Vanguard Intermediate-Term Corporate Bond ETF	29,421	2,605,817
Vanguard Materials ETF	3,770	468,234
Vanguard Mid-Cap ETF	44,785	6,458,446
Vanguard REIT ETF	14,491	1,217,824
Vanguard S&P 500 ETF	9,041	2,055,019
Vanguard Short-Term Bond ETF	17,762	1,424,157
Vanguard Short-Term Corporate Bond ETF	13,911	1,118,027
Vanguard Short-Term Inflation-Protected Securities ETF	7,099	351,401
Vanguard Small-Cap ETF	16,004	2,174,463
Vanguard Total Bond Market ETF	25,832	2,131,657

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $44,069,691)		$48,059,651
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.9295% (D)	1,004	1,004

TOTAL SHORT-TERM INVESTMENTS (Cost $1,004)		$1,004
Total investments (Cost $112,780,546) - 100.0%		$121,788,252
Other assets and liabilities, net - (0.0%)		(53,642)
TOTAL NET ASSETS - 100.0%		$121,734,610
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	24

MULTI-INDEX 2040 LIFETIME PORTFOLIO

As of 8-31-17
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (A) - 59.6%
Equity - 59.6%
Strategic Equity Allocation, Class NAV (JHAM) (B)(C)	6,421,650	$89,838,884

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $83,107,174)		$89,838,884
UNAFFILIATED INVESTMENT COMPANIES - 40.3%
Exchange-traded funds - 40.3%
Financial Select Sector SPDR Fund	101,816	2,514,855
iShares Edge MSCI Min Vol USA ETF	153,401	7,716,070
iShares JP Morgan USD Emerging Markets Bond ETF	4,601	538,731
iShares TIPS Bond ETF	1,899	217,663
PowerShares Senior Loan Portfolio	41,879	969,080
SPDR Bloomberg Barclays High Yield Bond ETF	39,834	1,484,215
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	3,860	107,810
Vanguard Dividend Appreciation ETF	55,339	5,147,080
Vanguard Energy ETF	20,225	1,733,687
Vanguard FTSE Developed Markets ETF	115,117	4,894,775
Vanguard FTSE Emerging Markets ETF	126,447	5,601,602
Vanguard Health Care ETF	11,700	1,767,402
Vanguard Information Technology ETF	12,387	1,873,162
Vanguard Intermediate-Term Bond ETF	40	3,424
Vanguard Intermediate-Term Corporate Bond ETF	40,130	3,554,314
Vanguard Materials ETF	4,660	578,772
Vanguard Mid-Cap ETF	55,365	7,984,188
Vanguard REIT ETF	17,914	1,505,493
Vanguard S&P 500 ETF	11,474	2,608,040
Vanguard Short-Term Bond ETF	31,297	2,509,393
Vanguard Short-Term Corporate Bond ETF	18,978	1,525,262
Vanguard Short-Term Inflation-Protected Securities ETF	8,775	434,363
Vanguard Small-Cap ETF	19,784	2,688,052
Vanguard Total Bond Market ETF	35,247	2,908,582

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $55,618,445)		$60,866,015
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.9295% (D)	1,004	1,004

TOTAL SHORT-TERM INVESTMENTS (Cost $1,004)		$1,004
Total investments (Cost $138,726,623) - 99.9%		$150,705,903
Other assets and liabilities, net - 0.1%		171,814
TOTAL NET ASSETS - 100.0%		$150,877,717
MULTI-INDEX 2035 LIFETIME PORTFOLIO

As of 8-31-17
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (A) - 55.3%
Equity - 55.3%
Strategic Equity Allocation, Class NAV (JHAM) (B)(C)	7,267,403	$101,670,967

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $93,851,971)		$101,670,967
UNAFFILIATED INVESTMENT COMPANIES - 44.6%
Exchange-traded funds - 44.6%
Financial Select Sector SPDR Fund	118,389	2,924,208
iShares Edge MSCI Min Vol USA ETF	181,973	9,153,242
iShares JP Morgan USD Emerging Markets Bond ETF	12,379	1,449,457
iShares TIPS Bond ETF	5,188	594,649
PowerShares Senior Loan Portfolio	109,874	2,542,484
SPDR Bloomberg Barclays High Yield Bond ETF	110,486	4,116,708
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	8,709	243,242
Vanguard Dividend Appreciation ETF	65,668	6,107,781
Vanguard Energy ETF	22,667	1,943,015
Vanguard FTSE Developed Markets ETF	126,932	5,397,149
Vanguard FTSE Emerging Markets ETF	133,486	5,913,430
Vanguard Health Care ETF	12,511	1,889,912
Vanguard Information Technology ETF	13,545	2,048,275
Vanguard Intermediate-Term Bond ETF	30	2,568
Vanguard Intermediate-Term Corporate Bond ETF	75,455	6,683,050
Vanguard Materials ETF	5,241	650,932
Vanguard Mid-Cap ETF	62,658	9,035,910
Vanguard REIT ETF	21,307	1,790,640
Vanguard S&P 500 ETF	14,504	3,296,759
Vanguard Short-Term Bond ETF	48,475	3,886,726
Vanguard Short-Term Corporate Bond ETF	35,805	2,877,648
Vanguard Short-Term Inflation-Protected Securities ETF	23,797	1,177,952
Vanguard Small-Cap ETF	20,601	2,799,058
Vanguard Total Bond Market ETF	66,039	5,449,538

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $75,422,001)		$81,974,333
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.9295% (D)	1,004	1,004

TOTAL SHORT-TERM INVESTMENTS (Cost $1,004)		$1,004
Total investments (Cost $169,274,976) - 99.9%		$183,646,304
Other assets and liabilities, net - 0.1%		274,628
TOTAL NET ASSETS - 100.0%		$183,920,932
25	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTI-INDEX 2030 LIFETIME PORTFOLIO

As of 8-31-17
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (A) - 49.4%
Equity - 49.4%
Strategic Equity Allocation, Class NAV (JHAM) (B)(C)	7,430,309	$103,950,020

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $95,610,978)		$103,950,020
UNAFFILIATED INVESTMENT COMPANIES - 50.4%
Exchange-traded funds - 50.4%
Financial Select Sector SPDR Fund	123,915	3,060,701
iShares Edge MSCI Min Vol USA ETF	209,262	10,525,879
iShares JP Morgan USD Emerging Markets Bond ETF	23,730	2,778,546
iShares TIPS Bond ETF	9,754	1,118,003
PowerShares Senior Loan Portfolio	211,013	4,882,841
SPDR Bloomberg Barclays High Yield Bond ETF	210,440	7,840,994
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	16,699	466,403
Vanguard Dividend Appreciation ETF	75,560	7,027,836
Vanguard Energy ETF	22,488	1,927,671
Vanguard FTSE Developed Markets ETF	124,476	5,292,720
Vanguard FTSE Emerging Markets ETF	115,493	5,116,340
Vanguard Health Care ETF	12,048	1,819,971
Vanguard Information Technology ETF	12,925	1,954,519
Vanguard Intermediate-Term Bond ETF	22	1,883
Vanguard Intermediate-Term Corporate Bond ETF	132,650	11,748,811
Vanguard Materials ETF	5,216	647,827
Vanguard Mid-Cap ETF	63,685	9,184,014
Vanguard REIT ETF	24,333	2,044,945
Vanguard S&P 500 ETF	15,965	3,628,845
Vanguard Short-Term Bond ETF	73,286	5,876,071
Vanguard Short-Term Corporate Bond ETF	62,629	5,033,493
Vanguard Short-Term Inflation-Protected Securities ETF	45,118	2,233,341
Vanguard Small-Cap ETF	16,120	2,190,223
Vanguard Total Bond Market ETF	116,452	9,609,619

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $98,599,028)		$106,011,496
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.9295% (D)	1,004	1,004

TOTAL SHORT-TERM INVESTMENTS (Cost $1,004)		$1,004
Total investments (Cost $194,211,010) - 99.8%		$209,962,520
Other assets and liabilities, net - 0.2%		518,479
TOTAL NET ASSETS - 100.0%		$210,480,999
MULTI-INDEX 2025 LIFETIME PORTFOLIO

As of 8-31-17
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (A) - 42.9%
Equity - 42.9%
Strategic Equity Allocation, Class NAV (JHAM) (B)(C)	6,164,889	$86,246,796

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $79,075,827)		$86,246,796
UNAFFILIATED INVESTMENT COMPANIES - 56.8%
Exchange-traded funds - 56.8%
Financial Select Sector SPDR Fund	106,294	2,625,462
iShares Edge MSCI Min Vol USA ETF	194,772	9,797,032
iShares JP Morgan USD Emerging Markets Bond ETF	25,416	2,975,959
iShares TIPS Bond ETF	15,352	1,759,646
PowerShares Senior Loan Portfolio	329,256	7,618,984
SPDR Bloomberg Barclays High Yield Bond ETF	310,952	11,586,072
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	26,170	730,928
Vanguard Dividend Appreciation ETF	70,447	6,552,275
Vanguard Energy ETF	17,591	1,507,901
Vanguard FTSE Developed Markets ETF	77,263	3,285,223
Vanguard FTSE Emerging Markets ETF	74,990	3,322,057
Vanguard Health Care ETF	9,843	1,486,884
Vanguard Information Technology ETF	11,132	1,683,381
Vanguard Intermediate-Term Bond ETF	7	599
Vanguard Intermediate-Term Corporate Bond ETF	176,235	15,609,133
Vanguard Materials ETF	4,077	506,363
Vanguard Mid-Cap ETF	50,070	7,220,595
Vanguard REIT ETF	23,101	1,941,408
Vanguard S&P 500 ETF	13,250	3,011,725
Vanguard Short-Term Bond ETF	80,380	6,444,868
Vanguard Short-Term Corporate Bond ETF	83,143	6,682,203
Vanguard Short-Term Inflation-Protected Securities ETF	70,935	3,511,283
Vanguard Small-Cap ETF	13,028	1,770,114
Vanguard Total Bond Market ETF	154,643	12,761,140

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $107,639,648)		$114,391,235
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.9295% (D)	14,072	14,072

TOTAL SHORT-TERM INVESTMENTS (Cost $14,072)		$14,072
Total investments (Cost $186,729,547) - 99.7%		$200,652,103
Other assets and liabilities, net - 0.3%		510,355
TOTAL NET ASSETS - 100.0%		$201,162,458
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	26

MULTI-INDEX 2020 LIFETIME PORTFOLIO

As of 8-31-17
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (A) - 34.7%
Equity - 34.7%
Strategic Equity Allocation, Class NAV (JHAM) (B)(C)	3,591,947	$50,251,338

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $45,774,256)		$50,251,338
UNAFFILIATED INVESTMENT COMPANIES - 64.3%
Exchange-traded funds - 64.3%
Financial Select Sector SPDR Fund	58,255	1,438,899
iShares Edge MSCI Min Vol USA ETF	141,941	7,139,632
iShares JP Morgan USD Emerging Markets Bond ETF	20,615	2,413,810
iShares TIPS Bond ETF	14,969	1,715,746
PowerShares Senior Loan Portfolio	314,109	7,268,482
SPDR Bloomberg Barclays High Yield Bond ETF	298,086	11,106,684
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	21,605	603,428
Vanguard Dividend Appreciation ETF	51,206	4,762,670
Vanguard Energy ETF	9,618	824,455
Vanguard FTSE Developed Markets ETF	23,257	988,888
Vanguard FTSE Emerging Markets ETF	28,703	1,271,543
Vanguard Health Care ETF	4,330	654,090
Vanguard Information Technology ETF	4,953	748,993
Vanguard Intermediate-Term Bond ETF	9,641	825,366
Vanguard Intermediate-Term Corporate Bond ETF	172,743	15,299,848
Vanguard Materials ETF	2,221	275,848
Vanguard Mid-Cap ETF	27,506	3,966,640
Vanguard REIT ETF	16,429	1,380,693
Vanguard S&P 500 ETF	7,533	1,712,251
Vanguard Short-Term Bond ETF	66,106	5,300,379
Vanguard Short-Term Corporate Bond ETF	81,540	6,553,370
Vanguard Short-Term Inflation-Protected Securities ETF	69,209	3,425,846
Vanguard Small-Cap ETF	7,147	971,063
Vanguard Total Bond Market ETF	151,649	12,514,075

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $88,866,256)		$93,162,699
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.9295% (D)	1,004	1,004

TOTAL SHORT-TERM INVESTMENTS (Cost $1,004)		$1,004
Total investments (Cost $134,641,516) - 99.0%		$143,415,041
Other assets and liabilities, net - 1.0%		1,482,686
TOTAL NET ASSETS - 100.0%		$144,897,727
MULTI-INDEX 2015 LIFETIME PORTFOLIO

As of 8-31-17
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (A) - 28.6%
Equity - 28.6%
Strategic Equity Allocation, Class NAV (JHAM) (B)(C)	923,916	$12,925,582

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $11,516,108)		$12,925,582
UNAFFILIATED INVESTMENT COMPANIES - 71.3%
Exchange-traded funds - 71.3%
Financial Select Sector SPDR Fund	7,124	175,963
iShares Edge MSCI Min Vol USA ETF	45,007	2,263,852
iShares JP Morgan USD Emerging Markets Bond ETF	7,741	906,394
iShares TIPS Bond ETF	5,644	646,915
PowerShares Senior Loan Portfolio	111,335	2,576,292
SPDR Bloomberg Barclays High Yield Bond ETF	108,945	4,059,291
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	5,666	158,251
Vanguard Dividend Appreciation ETF	16,280	1,514,203
Vanguard Energy ETF	2,319	198,785
Vanguard FTSE Developed Markets ETF	5,455	231,947
Vanguard FTSE Emerging Markets ETF	6,406	283,786
Vanguard Health Care ETF	757	114,352
Vanguard Information Technology ETF	891	134,737
Vanguard Intermediate-Term Bond ETF	9,361	801,395
Vanguard Intermediate-Term Corporate Bond ETF	69,141	6,123,816
Vanguard Materials ETF	535	66,447
Vanguard Mid-Cap ETF	6,613	953,661
Vanguard REIT ETF	5,091	427,848
Vanguard S&P 500 ETF	533	121,151
Vanguard Short-Term Bond ETF	17,188	1,378,134
Vanguard Short-Term Corporate Bond ETF	32,601	2,620,142
Vanguard Short-Term Inflation-Protected Securities ETF	26,071	1,290,515
Vanguard Small-Cap ETF	1,359	184,647
Vanguard Total Bond Market ETF	60,662	5,005,828

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $30,842,263)		$32,238,352
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.9295% (D)	7,095	7,095

TOTAL SHORT-TERM INVESTMENTS (Cost $7,095)		$7,095
Total investments (Cost $42,365,466) - 99.9%		$45,171,029
Other assets and liabilities, net - 0.1%		32,329
TOTAL NET ASSETS - 100.0%		$45,203,358
27	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTI-INDEX 2010 LIFETIME PORTFOLIO

As of 8-31-17
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (A) - 24.0%
Equity - 24.0%
Strategic Equity Allocation, Class NAV (JHAM) (B)(C)	532,210	$7,445,615

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $6,704,223)		$7,445,615
UNAFFILIATED INVESTMENT COMPANIES - 75.5%
Exchange-traded funds - 75.5%
iShares Edge MSCI Min Vol USA ETF	31,224	1,570,567
iShares JP Morgan USD Emerging Markets Bond ETF	5,654	662,027
iShares TIPS Bond ETF	4,307	493,668
PowerShares Senior Loan Portfolio	80,425	1,861,035
SPDR Bloomberg Barclays High Yield Bond ETF	81,538	3,038,106
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	3,827	106,888
Vanguard Dividend Appreciation ETF	11,275	1,048,688
Vanguard Energy ETF	1,286	110,236
Vanguard FTSE Developed Markets ETF	2,542	108,086
Vanguard FTSE Emerging Markets ETF	2,514	111,370
Vanguard Intermediate-Term Bond ETF	9,534	816,206
Vanguard Intermediate-Term Corporate Bond ETF	53,537	4,741,772
Vanguard Materials ETF	298	37,012
Vanguard Mid-Cap ETF	3,614	521,175
Vanguard REIT ETF	3,574	300,359
Vanguard S&P 500 ETF	230	52,279
Vanguard Short-Term Bond ETF	11,608	930,729
Vanguard Short-Term Corporate Bond ETF	25,270	2,030,950
Vanguard Short-Term Inflation-Protected Securities ETF	19,925	986,288
Vanguard Small-Cap ETF	533	72,553
Vanguard Total Bond Market ETF	46,977	3,876,542

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $22,633,246)		$23,476,536
SHORT-TERM INVESTMENTS - 0.1%
Money market funds - 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.9295% (D)	38,727	38,727

TOTAL SHORT-TERM INVESTMENTS (Cost $38,727)		$38,727
Total investments (Cost $29,376,196) - 99.6%		$30,960,878
Other assets and liabilities, net - 0.4%		108,925
TOTAL NET ASSETS - 100.0%		$31,069,803
Percentages are based upon net assets.
Security Abbreviations and Legend
JHAM	John Hancock Asset Management
(A)	The underlying funds' subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
(D)	The rate shown is the annualized seven-day yield as of 8-31-17.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	28

Financial statements

STATEMENTS OF ASSETS AND LIABILITIES 8-31-17

	Multi-Index 2060 Lifetime Portfolio	Multi-Index 2055 Lifetime Portfolio	Multi-Index 2050 Lifetime Portfolio	Multi-Index 2045 Lifetime Portfolio
Assets
Investments in unaffiliated funds, at value	$2,339,105	$21,631,915	$31,768,573	$48,060,655
Investments in affiliated funds, at value	3,584,720	33,124,192	48,743,832	73,727,597
Receivable for investments sold	—	—	3,411	198,046
Receivable for fund shares sold	26,407	40,158	119,066	712
Dividends and interest receivable	19	59	55	91
Receivable due from advisor	12,354	3,536	3,127	2,807
Other assets	28,564	28,992	24,441	24,616
Total assets	5,991,169	54,828,852	80,662,505	122,014,524
Liabilities
Due to custodian	—	—	—	64,504
Payable for investments purchased	24,281	46,770	96,962	47,013
Payable for fund shares repurchased	—	—	3,600	133,614
Payable to affiliates
Accounting and legal services fees	136	1,312	1,895	2,871
Transfer agent fees	3	17	101	207
Trustees' fees	80	141	144	152
Other liabilities and accrued expenses	33,952	32,305	32,393	31,553
Total liabilities	58,452	80,545	135,095	279,914
Net assets	$5,932,717	$54,748,307	$80,527,410	$121,734,610
Net assets consist of
Paid-in capital	$5,436,940	$47,952,687	$71,376,026	$108,232,186
Undistributed net investment income (loss)	16,818	177,981	237,921	356,726
Accumulated undistributed net realized gain (loss) on investments	120,194	2,019,932	2,730,789	4,137,992
Net unrealized appreciation (depreciation) on investments	358,765	4,597,707	6,182,674	9,007,706
Net assets	$5,932,717	$54,748,307	$80,527,410	$121,734,610
Investments in unaffiliated funds, at cost	$2,201,635	$19,648,974	$29,066,068	$44,070,695
Investments in affiliated funds, at cost	$3,363,425	$30,509,426	$45,263,663	$68,709,851
Net asset value per share
The portfolios have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class R4
Net assets	$53,176	$53,186	$53,181	$53,183
Shares outstanding	4,421	4,367	4,337	4,355
Net asset value, offering price and redemption price per share	$12.03	$12.18	$12.26	$12.21
Class R6
Net assets	$188,062	$1,745,536	$10,359,377	$21,475,680
Shares outstanding	15,632	143,247	844,642	1,756,842
Net asset value, offering price and redemption price per share	$12.03	$12.19	$12.26	$12.22
Class 1
Net assets	$5,691,479	$52,949,585	$70,114,852	$100,205,747
Shares outstanding	473,165	4,344,104	5,715,968	8,201,580
Net asset value, offering price and redemption price per share	$12.03	$12.19	$12.27	$12.22

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       29

STATEMENTS OF ASSETS AND LIABILITIES 8-31-17

Continued

	Multi-Index 2040 Lifetime Portfolio	Multi-Index 2035 Lifetime Portfolio	Multi-Index 2030 Lifetime Portfolio	Multi-Index 2025 Lifetime Portfolio
Assets
Investments in unaffiliated funds, at value	$60,867,019	$81,975,337	$106,012,500	$114,405,307
Investments in affiliated funds, at value	89,838,884	101,670,967	103,950,020	86,246,796
Receivable for investments sold	245,318	215,477	152,746	6,580
Receivable for fund shares sold	273,135	423,272	621,865	553,593
Dividends and interest receivable	120	126	217	242
Receivable due from advisor	2,752	2,726	2,623	2,588
Other assets	24,783	25,011	25,155	25,099
Total assets	151,252,011	184,312,916	210,765,126	201,240,205
Liabilities
Due to custodian	197,819	64,271	107,242	—
Payable for investments purchased	140,201	291,553	141,058	42,036
Payable to affiliates
Accounting and legal services fees	3,553	4,380	5,044	4,851
Transfer agent fees	197	137	46	29
Trustees' fees	157	165	173	172
Other liabilities and accrued expenses	32,367	31,478	30,564	30,659
Total liabilities	374,294	391,984	284,127	77,747
Net assets	$150,877,717	$183,920,932	$210,480,999	$201,162,458
Net assets consist of
Paid-in capital	$133,278,279	$162,847,638	$186,712,902	$180,280,469
Undistributed net investment income (loss)	453,517	718,828	1,081,181	1,325,409
Accumulated undistributed net realized gain (loss) on investments	5,166,641	5,983,138	6,935,406	5,634,024
Net unrealized appreciation (depreciation) on investments	11,979,280	14,371,328	15,751,510	13,922,556
Net assets	$150,877,717	$183,920,932	$210,480,999	$201,162,458
Investments in unaffiliated funds, at cost	$55,619,449	$75,423,005	$98,600,032	$107,653,720
Investments in affiliated funds, at cost	$83,107,174	$93,851,971	$95,610,978	$79,075,827
Net asset value per share
The portfolios have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class R4
Net assets	$53,169	$53,015	$52,809	$52,547
Shares outstanding	4,340	4,378	4,421	4,484
Net asset value, offering price and redemption price per share	$12.25	$12.11	$11.95	$11.72
Class R6
Net assets	$20,325,663	$14,012,772	$4,729,970	$3,000,644
Shares outstanding	1,658,704	1,157,250	395,704	255,944
Net asset value, offering price and redemption price per share	$12.25	$12.11	$11.95	$11.72
Class 1
Net assets	$130,498,885	$169,855,145	$205,698,220	$198,109,267
Shares outstanding	10,652,228	14,027,903	17,216,709	16,907,762
Net asset value, offering price and redemption price per share	$12.25	$12.11	$11.95	$11.72

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       30

STATEMENTS OF ASSETS AND LIABILITIES 8-31-17

Continued

	Multi-Index 2020 Lifetime Portfolio	Multi-Index 2015 Lifetime Portfolio	Multi-Index 2010 Lifetime Portfolio
Assets
Investments in unaffiliated funds, at value	$93,163,703	$32,245,447	$23,515,263
Investments in affiliated funds, at value	50,251,338	12,925,582	7,445,615
Receivable for investments sold	148,621	11,450	1,770
Receivable for fund shares sold	2,029,225	42,219	156,947
Dividends and interest receivable	132	53	228
Receivable due from advisor	2,818	2,765	3,286
Other assets	24,777	24,216	24,085
Total assets	145,620,614	45,251,732	31,147,194
Liabilities
Due to custodian	85,751	—	—
Payable for investments purchased	601,564	15,228	44,016
Payable to affiliates
Accounting and legal services fees	3,512	1,097	741
Transfer agent fees	6	4	17
Trustees' fees	159	135	128
Other liabilities and accrued expenses	31,895	31,910	32,489
Total liabilities	722,887	48,374	77,391
Net assets	$144,897,727	$45,203,358	$31,069,803
Net assets consist of
Paid-in capital	$132,068,079	$41,245,671	$29,047,328
Undistributed net investment income (loss)	1,289,348	518,777	327,555
Accumulated undistributed net realized gain (loss) on investments	2,766,775	633,347	110,238
Net unrealized appreciation (depreciation) on investments	8,773,525	2,805,563	1,584,682
Net assets	$144,897,727	$45,203,358	$31,069,803
Investments in unaffiliated funds, at cost	$88,867,260	$30,849,358	$22,671,973
Investments in affiliated funds, at cost	$45,774,256	$11,516,108	$6,704,223
Net asset value per share
The portfolios have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class R4
Net assets	$52,244	$52,028	$51,886
Shares outstanding	4,562	4,655	4,748
Net asset value, offering price and redemption price per share	$11.45	$11.18	$10.93
Class R6
Net assets	$622,030	$383,343	$1,952,574
Shares outstanding	54,267	34,279	178,502
Net asset value, offering price and redemption price per share	$11.46	$11.18	$10.94
Class 1
Net assets	$144,223,453	$44,767,987	$29,065,343
Shares outstanding	12,590,290	4,004,801	2,658,289
Net asset value, offering price and redemption price per share	$11.46	$11.18	$10.93

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       31

STATEMENTS OF OPERATIONS For the year ended 8-31-17

	Multi-Index 2060 Lifetime Portfolio	Multi-Index 2055 Lifetime Portfolio	Multi-Index 2050 Lifetime Portfolio	Multi-Index 2045 Lifetime Portfolio
Investment income
Dividends	$32,664	$414,640	$566,883	$863,602
Income distributions received from affiliated funds	28,644	432,891	597,746	926,907
Interest	309	545	1,022	1,697
Total investment income	61,617	848,076	1,165,651	1,792,206
Expenses
Investment management fees	8,625	101,288	138,915	210,913
Distribution and service fees	1,827	22,000	29,666	44,686
Transfer agent fees	20	43	175	343
Accounting and legal services fees	562	6,814	9,338	14,172
State registration fees	34,349	20,791	32,066	29,951
Professional fees	50,416	36,936	37,476	38,653
Printing and postage	23,445	10,192	10,173	10,129
Custodian fees	20,700	18,650	20,633	20,633
Trustees' fees	504	1,098	1,318	1,741
Other	8,231	7,967	8,057	8,348
Total expenses before reductions	148,679	225,779	287,817	379,569
Less expense reductions	(146,312)	(197,596)	(249,542)	(321,160)
Net expenses	2,367	28,183	38,275	58,409
Net investment income (loss)	59,250	819,893	1,127,376	1,733,797
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated funds	7,737	383,916	550,157	851,941
Investments in affiliated funds	(6,509)	(49,888)	(99,789)	(273,442)
Capital gain distributions received from unaffiliated funds	89	1,347	1,864	2,876
Capital gain distributions received from affiliated funds	118,924	1,797,263	2,481,704	3,848,300
	120,241	2,132,638	2,933,936	4,429,675
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated funds	132,088	1,290,334	1,711,958	2,554,868
Investments in affiliated funds	210,714	2,179,321	2,962,646	4,491,752
	342,802	3,469,655	4,674,604	7,046,620
Net realized and unrealized gain (loss)	463,043	5,602,293	7,608,540	11,476,295
Increase (decrease) in net assets from operations	$522,293	$6,422,186	$8,735,916	$13,210,092

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       32

STATEMENTS OF OPERATIONS For the year ended 8-31-17Continued

	Multi-Index 2040 Lifetime Portfolio	Multi-Index 2035 Lifetime Portfolio	Multi-Index 2030 Lifetime Portfolio	Multi-Index 2025 Lifetime Portfolio
Investment income
Dividends	$1,101,204	$1,639,179	$2,454,545	$2,959,080
Income distributions received from affiliated funds	1,156,649	1,391,891	1,563,119	1,328,152
Interest	2,018	2,336	2,110	1,973
Total investment income	2,259,871	3,033,406	4,019,774	4,289,205
Expenses
Investment management fees	267,971	369,412	497,650	550,234
Distribution and service fees	56,884	73,689	90,627	89,653
Transfer agent fees	327	231	90	62
Accounting and legal services fees	17,898	22,942	28,001	27,670
State registration fees	29,725	29,441	29,173	29,190
Professional fees	39,543	40,770	42,026	41,984
Printing and postage	10,113	10,119	10,102	10,210
Custodian fees	25,100	25,100	25,100	25,100
Trustees' fees	2,103	2,589	3,189	3,155
Other	8,726	8,826	9,073	9,589
Total expenses before reductions	458,390	583,119	735,031	786,847
Less expense reductions	(382,606)	(458,832)	(533,775)	(528,104)
Net expenses	75,784	124,287	201,256	258,743
Net investment income (loss)	2,184,087	2,909,119	3,818,518	4,030,462
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated funds	1,125,120	1,464,502	1,684,139	1,719,379
Investments in affiliated funds	(240,259)	(303,284)	(440,432)	(374,330)
Capital gain distributions received from unaffiliated funds	3,590	8,490	16,151	24,291
Capital gain distributions received from affiliated funds	4,802,137	5,778,807	6,489,704	5,514,178
	5,690,588	6,948,515	7,749,562	6,883,518
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated funds	3,211,342	3,714,158	3,950,211	2,664,183
Investments in affiliated funds	5,616,144	6,726,333	7,351,885	6,232,584
	8,827,486	10,440,491	11,302,096	8,896,767
Net realized and unrealized gain (loss)	14,518,074	17,389,006	19,051,658	15,780,285
Increase (decrease) in net assets from operations	$16,702,161	$20,298,125	$22,870,176	$19,810,747

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       33

STATEMENTS OF OPERATIONS For the year ended 8-31-17Continued

	Multi-Index 2020 Lifetime Portfolio	Multi-Index 2015 Lifetime Portfolio	Multi-Index 2010 Lifetime Portfolio
Investment income
Dividends	$2,601,131	$1,047,902	$667,837
Income distributions received from affiliated funds	803,787	229,826	116,882
Interest	1,468	456	461
Total investment income	3,406,386	1,278,184	785,180
Expenses
Investment management fees	454,821	176,992	112,304
Distribution and service fees	66,304	23,691	14,135
Transfer agent fees	23	21	37
Accounting and legal services fees	20,441	7,262	4,411
State registration fees	29,563	30,359	30,583
Professional fees	40,315	37,109	36,321
Printing and postage	10,216	10,191	10,224
Custodian fees	25,100	18,650	18,400
Trustees' fees	2,450	1,238	972
Other	9,714	8,520	8,202
Total expenses before reductions	658,947	314,033	235,589
Less expense reductions	(444,400)	(231,538)	(185,619)
Net expenses	214,547	82,495	49,970
Net investment income (loss)	3,191,839	1,195,689	735,210
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated funds	1,112,694	385,492	264,811
Investments in affiliated funds	(353,229)	24,042	53,030
Capital gain distributions received from unaffiliated funds	24,968	11,395	7,835
Capital gain distributions received from affiliated funds	3,337,135	954,185	485,269
	4,121,568	1,375,114	810,945
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated funds	1,213,508	86,653	(104,819)
Investments in affiliated funds	3,833,632	991,193	435,662
	5,047,140	1,077,846	330,843
Net realized and unrealized gain (loss)	9,168,708	2,452,960	1,141,788
Increase (decrease) in net assets from operations	$12,360,547	$3,648,649	$1,876,998

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       34

STATEMENTS OF CHANGES IN NET ASSETS

	Multi-Index 2060 Lifetime Portfolio		Multi-Index 2055 Lifetime Portfolio		Multi-Index 2050 Lifetime Portfolio
	Year ended 8-31-17	Year ended 8-31-16[1]	Year ended 8-31-17	Year ended 8-31-16	Year ended 8-31-17	Year ended 8-31-16
Increase (decrease) in net assets
From operations
Net investment income (loss)	$59,250	$534	$819,893	$364,177	$1,127,376	$524,276
Net realized gain (loss)	120,241	(34)	2,132,638	392,115	2,933,936	521,271
Change in net unrealized appreciation (depreciation)	342,802	15,963	3,469,655	1,780,041	4,674,604	2,559,712
Increase (decrease) in net assets resulting from operations	522,293	16,463	6,422,186	2,536,333	8,735,916	3,605,259
Distributions to shareholders
From net investment income
Class R2[2]	—	—	—	(1,255)	—	(1,264)
Class R4[3,4]	—	—	—	(1,360)	—	(1,371)
Class R6	(1,804)	—	(2,140)	(1,538)	(2,168)	(1,553)
Class 1	(41,199)	—	(740,793)	(272,475)	(1,030,747)	(397,036)
From net realized gain
Class R2[2]	—	—	—	(236)	—	(362)
Class R4[3,4]	—	—	—	(236)	—	(362)
Class R6	(1)	—	(1,366)	(236)	(1,453)	(362)
Class 1	(12)	—	(485,835)	(43,306)	(708,840)	(95,928)
Total distributions	(43,016)	—	(1,230,134)	(320,642)	(1,743,208)	(498,238)
From portfolio share transactions	4,789,841	647,136	15,552,584	20,896,916	26,307,070	26,779,024
Total increase (decrease)	5,269,118	663,599	20,744,636	23,112,607	33,299,778	29,886,045
Net assets
Beginning of year	663,599	—	34,003,671	10,891,064	47,227,632	17,341,587
End of year	$5,932,717	$663,599	$54,748,307	$34,003,671	$80,527,410	$47,227,632
Undistributed net investment income (loss)	$16,818	$571	$177,981	$101,008	$237,921	$143,441

1 Period from 3-30-16 (commencement of operations) to 8-31-16.

2 Class R2 shares were liquidated on 6-15-16.

3 Class R4 shares were liquidated on 6-15-16. Class R4 relaunched on 4-7-17.

4  Inception date for Multi-Index 2060 Lifetime Portfolio was 4-7-17.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       35

STATEMENTS OF CHANGES IN NET ASSETS

Continued

	Multi-Index 2045 Lifetime Portfolio		Multi-Index 2040 Lifetime Portfolio		Multi-Index 2035 Lifetime Portfolio
	Year ended 8-31-17	Year ended 8-31-16	Year ended 8-31-17	Year ended 8-31-16	Year ended 8-31-17	Year ended 8-31-16
Increase (decrease) in net assets
From operations
Net investment income (loss)	$1,733,797	$862,604	$2,184,087	$1,052,861	$2,909,119	$1,507,115
Net realized gain (loss)	4,429,675	934,290	5,690,588	968,964	6,948,515	1,124,539
Change in net unrealized appreciation (depreciation)	7,046,620	3,791,990	8,827,486	5,326,534	10,440,491	6,918,194
Increase (decrease) in net assets resulting from operations	13,210,092	5,588,884	16,702,161	7,348,359	20,298,125	9,549,848
Distributions to shareholders
From net investment income
Class R2[1]	—	(1,299)	—	(1,245)	—	(1,330)
Class R4[2]	—	(1,406)	—	(1,352)	—	(1,437)
Class R6	(2,169)	(1,584)	(2,198)	(1,532)	(2,186)	(1,623)
Class 1	(1,601,728)	(672,363)	(2,018,681)	(811,403)	(2,626,974)	(1,160,588)
From net realized gain
Class R2[1]	—	(353)	—	(330)	—	(356)
Class R4[2]	—	(353)	—	(330)	—	(356)
Class R6	(1,534)	(353)	(1,500)	(330)	(1,595)	(356)
Class 1	(1,162,915)	(154,955)	(1,415,002)	(181,019)	(1,967,731)	(262,994)
Total distributions	(2,768,346)	(832,666)	(3,437,381)	(997,541)	(4,598,486)	(1,429,040)
From portfolio share transactions	36,379,314	39,654,218	43,058,802	51,692,254	46,210,162	62,552,529
Total increase (decrease)	46,821,060	44,410,436	56,323,582	58,043,072	61,909,801	70,673,337
Net assets
Beginning of year	74,913,550	30,503,114	94,554,135	36,511,063	122,011,131	51,337,794
End of year	$121,734,610	$74,913,550	$150,877,717	$94,554,135	$183,920,932	$122,011,131
Undistributed net investment income (loss)	$356,726	$226,798	$453,517	$290,273	$718,828	$438,903

1 Class R2 shares were liquidated on 6-15-16.

2 Class R4 shares were liquidated on 6-15-16. Class R4 relaunched on 4-7-17.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       36

STATEMENTS OF CHANGES IN NET ASSETS

Continued

	Multi-Index 2030 Lifetime Portfolio		Multi-Index 2025 Lifetime Portfolio		Multi-Index 2020 Lifetime Portfolio
	Year ended 8-31-17	Year ended 8-31-16	Year ended 8-31-17	Year ended 8-31-16	Year ended 8-31-17	Year ended 8-31-16
Increase (decrease) in net assets
From operations
Net investment income (loss)	$3,818,518	$2,045,514	$4,030,462	$2,625,073	$3,191,839	$2,241,891
Net realized gain (loss)	7,749,562	1,586,046	6,883,518	1,163,422	4,121,568	324,384
Change in net unrealized appreciation (depreciation)	11,302,096	7,993,624	8,896,767	8,763,628	5,047,140	6,456,158
Increase (decrease) in net assets resulting from operations	22,870,176	11,625,184	19,810,747	12,552,123	12,360,547	9,022,433
Distributions to shareholders
From net investment income
Class R2[1]	—	(1,399)	—	(1,468)	—	(1,552)
Class R4[2]	—	(1,505)	—	(1,573)	—	(1,657)
Class R6	(2,315)	(1,682)	(2,505)	(1,751)	(2,608)	(1,839)
Class 1	(3,484,929)	(1,503,160)	(3,799,822)	(1,848,554)	(2,981,370)	(1,526,269)
From net realized gain
Class R2[1]	—	(388)	—	(320)	—	(244)
Class R4[2]	—	(388)	—	(320)	—	(244)
Class R6	(1,414)	(388)	(1,397)	(320)	(1,285)	(244)
Class 1	(2,183,930)	(357,860)	(2,170,129)	(348,108)	(1,501,317)	(208,337)
Total distributions	(5,672,588)	(1,866,770)	(5,973,853)	(2,202,414)	(4,486,580)	(1,740,386)
From portfolio share transactions	37,444,196	81,187,847	28,248,034	70,265,436	16,704,627	52,112,833
Total increase (decrease)	54,641,784	90,946,261	42,084,928	80,615,145	24,578,594	59,394,880
Net assets
Beginning of year	155,839,215	64,892,954	159,077,530	78,462,385	120,319,133	60,924,253
End of year	$210,480,999	$155,839,215	$201,162,458	$159,077,530	$144,897,727	$120,319,133
Undistributed net investment income (loss)	$1,081,181	$749,934	$1,325,409	$1,097,247	$1,289,348	$1,081,449

1 Class R2 shares were liquidated on 6-15-16.

2 Class R4 shares were liquidated on 6-15-16. Class R4 relaunched on 4-7-17.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       37

STATEMENTS OF CHANGES IN NET ASSETS

Continued

	Multi-Index 2015 Lifetime Portfolio		Multi-Index 2010 Lifetime Portfolio
	Year ended 8-31-17	Year ended 8-31-16	Year ended 8-31-17	Year ended 8-31-16
Increase (decrease) in net assets
From operations
Net investment income (loss)	$1,195,689	$865,239	$735,210	$625,268
Net realized gain (loss)	1,375,114	(32,683)	810,945	(111,400)
Change in net unrealized appreciation (depreciation)	1,077,846	2,550,124	330,843	1,691,044
Increase (decrease) in net assets resulting from operations	3,648,649	3,382,680	1,876,998	2,204,912
Distributions to shareholders
From net investment income
Class R2[1]	—	(1,573)	—	(1,562)
Class R4[2]	—	(1,677)	—	(1,665)
Class R6	(2,718)	(1,860)	(2,953)	(1,844)
Class 1	(1,135,742)	(550,816)	(754,903)	(380,932)
From net realized gain
Class R2[1]	—	(302)	—	(571)
Class R4[2]	—	(302)	—	(571)
Class R6	(1,212)	(302)	(1,580)	(571)
Class 1	(516,460)	(92,118)	(411,581)	(121,308)
Total distributions	(1,656,132)	(648,950)	(1,171,017)	(509,024)
From portfolio share transactions	(3,758,613)	23,987,098	693,581	15,095,897
Total increase (decrease)	(1,766,096)	26,720,828	1,399,562	16,791,785
Net assets
Beginning of year	46,969,454	20,248,626	29,670,241	12,878,456
End of year	$45,203,358	$46,969,454	$31,069,803	$29,670,241
Undistributed net investment income (loss)	$518,777	$461,550	$327,555	$350,208

1 Class R2 shares were liquidated on 6-15-16.

2 Class R4 shares were liquidated on 6-15-16. Class R4 relaunched on 4-7-17.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       38

Financial highlights

Multi-Index 2060 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3]		Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS R4
08-31-2017[8]	11.31	0.02	0.70	0.72	—	—	—	—	12.03	6.37	[6]	4.24	[7]	0.18	[7]	0.44	[7]	53	46	[9]
Class R6
08-31-2017	10.60	0.21	1.40	1.61	(0.18)	—	—	(0.18)	12.03	15.40		3.99		0.02		1.91		188	46
08-31-2016[5]	10.00	0.03	0.57	0.60	—	—	—	—	10.60	6.00	[6]	52.88	[7]	0.10	[7]	0.60	[7]	106	1
CLASS 1
08-31-2017	10.60	0.18	1.43	1.61	(0.18)	—	—	(0.18)	12.03	15.36		4.03		0.07		1.60		5,691	46
08-31-2016[5]	10.00	0.01	0.59	0.60	—	—	—	—	10.60	6.00	[6]	52.91	[7]	0.15	[7]	0.31	[7]	558	1

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.04%-0.65% and 0.05%-0.65% for the periods ended 8-31-17 and 8-31-16, respectively.
5	Period from 3-30-16 (commencement of operations) to 8-31-16.
6	Not annualized.
7	Annualized.
8	Inception date for Class R4 shares was 4-7-17.
9	The portfolio turnover is shown for the period from 9-1-16 to 8-31-17.

Multi-Index 2055 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3]		Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS R4
08-31-2017[8]	11.45	0.02	0.71	0.73	—	—	—	—	12.18	6.38	[6]	0.72	[7]	0.18	[7]	0.45	[7]	53	15	[9]
08-31-2015	10.72	0.17	(0.60)	(0.43)	(0.14)	(0.02)	—	(0.16)	10.13		(4.09)	10.02		0.39		1.57		101	17
08-31-2014[5]	10.00	—	0.72	0.72	—	—	—	—	10.72	7.20	[6]	50.18	[7]	0.52	[7]	(0.01	) [7]	107	6
Class R6
08-31-2017	10.91	0.10	1.53	1.63	(0.21)	(0.14)	—	(0.35)	12.19	15.35		0.47		0.01		0.84		1,746	15
08-31-2016	10.14	0.19	0.75	0.94	(0.15)	(0.02)	—	(0.17)	10.91	9.45		0.69		0.07		1.90		109	8
08-31-2015	10.73	0.19	(0.60)	(0.41)	(0.16)	(0.02)	—	(0.18)	10.14		(3.91)	10.27		0.19		1.76		101	17
08-31-2014[5]	10.00	0.01	0.72	0.73	—	—	—	—	10.73	7.30	[6]	51.42	[7]	0.27	[7]	0.23	[7]	107	6
CLASS 1
08-31-2017	10.91	0.21	1.42	1.63	(0.21)	(0.14)	—	(0.35)	12.19	15.28		0.51		0.06		1.86		52,950	15
08-31-2016	10.14	0.16	0.78	0.94	(0.15)	(0.02)	—	(0.17)	10.91	9.39		0.73		0.12		1.61		33,895	8
08-31-2015	10.73	0.08	(0.50)	(0.42)	(0.15)	(0.02)	—	(0.17)	10.14		(3.98)	3.08		0.24		0.75		10,587	17
08-31-2014[5]	10.00	0.01	0.72	0.73	—	—	—	—	10.73	7.30	[6]	33.10	[7]	0.32	[7]	0.19	[7]	177	6

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.04%-0.65%, 0.05%-0.65%, 0.07%-0.68% and 0.08%-0.65% for the periods ended 8-31-17, 8-31-16, 8-31-15 and 8-31-14, respectively.
5	Period from 11-17-13 (commencement of operations) to 8-31-14.
6	Not annualized.
7	Annualized.
8	Period from 4-7-17 (relaunch date) to 8-31-17. Class R4 liquidated on 6-15-16, accordingly, there were no shares of this class outstanding at 8-31-16.
9	The portfolio turnover is shown for the period from 9-1-16 to 8-31-17.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       39

Financial highlights continued

Multi-Index 2050 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3]		Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS R4
08-31-2017[8]	11.53	0.02	0.71	0.73	—	—	—	—	12.26	6.33	[6]	0.69	[7]	0.18	[7]	0.44	[7]	53	16	[9]
08-31-2015	10.80	0.17	(0.61)	(0.44)	(0.13)	(0.02)	—	(0.15)	10.21		(4.11)	7.11		0.39		1.58		102	11
08-31-2014[5]	10.00	0.12	1.08	1.20	(0.22)	(0.03)	(0.15)	(0.40)	10.80	12.27	[6]	31.17	[7]	0.52	[7]	1.48	[7]	108	4
Class R6
08-31-2017	10.99	0.04	1.60	1.64	(0.22)	(0.15)	—	(0.37)	12.26	15.26		0.44		0.01		0.31		10,359	16
08-31-2016	10.22	0.20	0.77	0.97	(0.16)	(0.04)	—	(0.20)	10.99	9.52		0.65		0.07		1.91		110	8
08-31-2015	10.82	0.19	(0.61)	(0.42)	(0.16)	(0.02)	—	(0.18)	10.22		(3.96)	6.93		0.20		1.77		102	11
08-31-2014[5]	10.00	0.14	1.08	1.22	(0.22)	(0.03)	(0.15)	(0.40)	10.82	12.52	[6]	31.10	[7]	0.27	[7]	1.73	[7]	108	4
CLASS 1
08-31-2017	10.99	0.22	1.42	1.64	(0.21)	(0.15)	—	(0.36)	12.27	15.29		0.48		0.06		1.90		70,115	16
08-31-2016	10.22	0.17	0.79	0.96	(0.15)	(0.04)	—	(0.19)	10.99	9.46		0.68		0.12		1.61		47,118	8
08-31-2015	10.82	0.10	(0.53)	(0.43)	(0.15)	(0.02)	—	(0.17)	10.22		(4.06)	1.38		0.25		0.95		17,035	11
08-31-2014[5]	10.00	0.07	1.15	1.22	(0.22)	(0.03)	(0.15)	(0.40)	10.82	12.51	[6]	15.06	[7]	0.32	[7]	0.79	[7]	748	4

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.04%-0.65%, 0.05%-0.65%, 0.07%-0.68% and 0.08%-0.65% for the periods ended 8-31-17, 8-31-16, 8-31-15 and 8-31-14, respectively.
5	Period from 11-7-13 (commencement of operations) to 8-31-14.
6	Not annualized.
7	Annualized.
8	Period from 4-7-17 (relaunch date) to 8-31-17. Class R4 liquidated on 6-15-16, accordingly, there were no shares of this class outstanding at 8-31-16.
9	The portfolio turnover is shown for the period from 9-1-16 to 8-31-17.

Multi-Index 2045 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3]		Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS R4
08-31-2017[8]	11.48	0.02	0.71	0.73	—	—	—	—	12.21	6.35	[6]	0.63	[7]	0.18	[7]	0.44	[7]	53	21	[9]
08-31-2015	10.80	0.17	(0.61)	(0.44)	(0.14)	(0.02)	—	(0.16)	10.20		(4.19)	6.65		0.39		1.57		102	16
08-31-2014[5]	10.00	0.12	1.08	1.20	(0.22)	(0.03)	(0.15)	(0.40)	10.80	12.27	[6]	28.26	[7]	0.52	[7]	1.49	[7]	108	10
Class R6
08-31-2017	10.96	0.03	1.60	1.63	(0.22)	(0.15)	—	(0.37)	12.22	15.29		0.37		0.01		0.24		21,476	21
08-31-2016	10.21	0.20	0.75	0.95	(0.16)	(0.04)	—	(0.20)	10.96	9.35		0.50		0.07		1.91		110	7
08-31-2015	10.82	0.19	(0.62)	(0.43)	(0.16)	(0.02)	—	(0.18)	10.21		(4.04)	6.46		0.20		1.77		102	16
08-31-2014[5]	10.00	0.14	1.08	1.22	(0.22)	(0.03)	(0.15)	(0.40)	10.82	12.52	[6]	28.18	[7]	0.27	[7]	1.73	[7]	108	10
CLASS 1
08-31-2017	10.96	0.22	1.40	1.62	(0.21)	(0.15)	—	(0.36)	12.22	15.24		0.41		0.06		1.93		100,206	21
08-31-2016	10.20	0.17	0.78	0.95	(0.15)	(0.04)	—	(0.19)	10.96	9.41		0.53		0.12		1.64		74,804	7
08-31-2015	10.81	0.11	(0.54)	(0.43)	(0.16)	(0.02)	—	(0.18)	10.20		(4.09)	0.91		0.25		1.03		30,197	16
08-31-2014[5]	10.00	0.04	1.17	1.21	(0.22)	(0.03)	(0.15)	(0.40)	10.81	12.41	[6]	12.15	[7]	0.32	[7]	0.46	[7]	1,425	10

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.04%-0.65%, 0.05%-0.65%, 0.07%-0.68% and 0.08%-0.65% for the periods ended 8-31-17, 8-31-16, 8-31-15 and 8-31-14, respectively.
5	Period from 11-7-13 (commencement of operations) to 8-31-14.
6	Not annualized.
7	Annualized.
8	Period from 4-7-17 (relaunch date) to 8-31-17. Class R4 liquidated on 6-15-16, accordingly, there were no shares of this class outstanding at 8-31-16.
9	The portfolio turnover is shown for the period from 9-1-16 to 8-31-17.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       40

Multi-Index 2040 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3]		Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS R4
08-31-2017[8]	11.52	0.02	0.71	0.73	—	—	—	—	12.25	6.34	[6]	0.61	[7]	0.18	[7]	0.46	[7]	53	19	[9]
08-31-2015	10.80	0.17	(0.60)	(0.43)	(0.14)	(0.02)	—	(0.16)	10.21		(4.07)	6.55		0.40		1.58		102	19
08-31-2014[5]	10.00	0.12	1.08	1.20	(0.22)	(0.03)	(0.15)	(0.40)	10.80	12.27	[6]	25.76	[7]	0.52	[7]	1.48	[7]	108	3
Class R6
08-31-2017	10.99	0.03	1.60	1.63	(0.22)	(0.15)	—	(0.37)	12.25	15.24		0.36		0.02		0.25		20,326	19
08-31-2016	10.22	0.20	0.76	0.96	(0.16)	(0.03)	—	(0.19)	10.99	9.46		0.45		0.07		1.90		110	10
08-31-2015	10.82	0.19	(0.61)	(0.42)	(0.16)	(0.02)	—	(0.18)	10.22		(3.92)	6.36		0.20		1.77		102	19
08-31-2014[5]	10.00	0.14	1.08	1.22	(0.22)	(0.03)	(0.15)	(0.40)	10.82	12.52	[6]	25.69	[7]	0.27	[7]	1.73	[7]	108	3
CLASS 1
08-31-2017	10.98	0.22	1.41	1.63	(0.21)	(0.15)	—	(0.36)	12.25	15.29		0.39		0.07		1.92		130,499	19
08-31-2016	10.21	0.17	0.78	0.95	(0.15)	(0.03)	—	(0.18)	10.98	9.42		0.49		0.12		1.60		94,444	10
08-31-2015	10.81	0.10	(0.52)	(0.42)	(0.16)	(0.02)	—	(0.18)	10.21		(3.98)	0.81		0.25		0.98		36,205	19
08-31-2014[5]	10.00	0.03	1.18	1.21	(0.22)	(0.03)	(0.15)	(0.40)	10.81	12.41	[6]	9.65	[7]	0.32	[7]	0.38	[7]	2,057	3

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.04%-0.65%, 0.05%-0.65%, 0.07%-0.68% and 0.08%-0.65% for the periods ended 8-31-17, 8-31-16, 8-31-15 and 8-31-14, respectively.
5	Period from 11-7-13 (commencement of operations) to 8-31-14.
6	Not annualized.
7	Annualized.
8	Period from 4-7-17 (relaunch date) to 8-31-17. Class R4 liquidated on 6-15-16, accordingly, there were no shares of this class outstanding at 8-31-16.
9	The portfolio turnover is shown for the period from 9-1-16 to 8-31-17.

Multi-Index 2035 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3]		Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS R4
08-31-2017[8]	11.42	0.03	0.66	0.69	—	—	—	—	12.11	6.04	[6]	0.60	[7]	0.20	[7]	0.59	[7]	53	22	[9]
08-31-2015	10.80	0.17	(0.61)	(0.44)	(0.14)	(0.02)	—	(0.16)	10.20		(4.14)	6.39		0.41		1.61		102	15
08-31-2014[5]	10.00	0.13	1.06	1.19	(0.21)	(0.03)	(0.15)	(0.39)	10.80	12.25	[6]	25.92	[7]	0.52	[7]	1.52	[7]	108	6
Class R6
08-31-2017	10.94	0.05	1.50	1.55	(0.22)	(0.16)	—	(0.38)	12.11	14.56		0.35		0.03		0.42		14,013	22
08-31-2016	10.21	0.20	0.73	0.93	(0.16)	(0.04)	—	(0.20)	10.94	9.20		0.42		0.09		1.98		109	10
08-31-2015	10.82	0.19	(0.61)	(0.42)	(0.17)	(0.02)	—	(0.19)	10.21		(3.99)	6.20		0.21		1.81		102	15
08-31-2014[5]	10.00	0.15	1.07	1.22	(0.22)	(0.03)	(0.15)	(0.40)	10.82	12.50	[6]	25.84	[7]	0.27	[7]	1.76	[7]	108	6
CLASS 1
08-31-2017	10.95	0.22	1.31	1.53	(0.21)	(0.16)	—	(0.37)	12.11	14.39		0.39		0.08		1.97		169,855	22
08-31-2016	10.21	0.18	0.76	0.94	(0.16)	(0.04)	—	(0.20)	10.95	9.24		0.45		0.14		1.72		121,902	10
08-31-2015	10.82	0.12	(0.55)	(0.43)	(0.16)	(0.02)	—	(0.18)	10.21		(4.09)	0.64		0.26		1.08		51,032	15
08-31-2014[5]	10.00	0.03	1.19	1.22	(0.22)	(0.03)	(0.15)	(0.40)	10.82	12.49	[6]	9.80	[7]	0.32	[7]	0.33	[7]	2,519	6

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.04%-0.65%, 0.05%-0.65%, 0.07%-0.68% and 0.08%-0.65% for the periods ended 8-31-17, 8-31-16, 8-31-15 and 8-31-14, respectively.
5	Period from 11-7-13 (commencement of operations) to 8-31-14.
6	Not annualized.
7	Annualized.
8	Period from 4-7-17 (relaunch date) to 8-31-17. Class R4 liquidated on 6-15-16, accordingly, there were no shares of this class outstanding at 8-31-16.
9	The portfolio turnover is shown for the period from 9-1-16 to 8-31-17.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       41

Financial highlights continued

Multi-Index 2030 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3]		Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS R4
08-31-2017[8]	11.31	0.04	0.60	0.64	—	—	—	—	11.95	5.66	[6]	0.62	[7]	0.22	[7]	0.77	[7]	53	25	[9]
08-31-2015	10.75	0.19	(0.59)	(0.40)	(0.13)	(0.02)	—	(0.15)	10.20		(3.75)	6.34		0.43		1.75		102	22
08-31-2014[5]	10.00	0.14	0.99	1.13	(0.25)	(0.02)	(0.11)	(0.38)	10.75	11.63	[6]	23.83	[7]	0.54	[7]	1.63	[7]	107	4
Class R6
08-31-2017	10.92	0.08	1.32	1.40	(0.23)	(0.14)	—	(0.37)	11.95	13.22		0.37		0.06		0.75		4,730	25
08-31-2016	10.21	0.22	0.70	0.92	(0.17)	(0.04)	—	(0.21)	10.92	9.10		0.41		0.11		2.11		109	8
08-31-2015	10.77	0.21	(0.59)	(0.38)	(0.16)	(0.02)	—	(0.18)	10.21		(3.61)	6.16		0.24		1.94		102	22
08-31-2014[5]	10.00	0.16	0.89	1.05	(0.26)	(0.02)	—	(0.28)	10.77	11.88	[6]	23.76	[7]	0.29	[7]	1.88	[7]	108	4
CLASS 1
08-31-2017	10.92	0.24	1.16	1.40	(0.23)	(0.14)	—	(0.37)	11.95	13.16		0.40		0.11		2.10		205,698	25
08-31-2016	10.21	0.19	0.72	0.91	(0.16)	(0.04)	—	(0.20)	10.92	9.05		0.44		0.16		1.85		155,730	8
08-31-2015	10.76	0.14	(0.52)	(0.38)	(0.15)	(0.02)	—	(0.17)	10.21		(3.61)	0.58		0.29		1.35		64,587	22
08-31-2014[5]	10.00	0.03	1.12	1.15	(0.26)	(0.02)	(0.11)	(0.39)	10.76	11.77	[6]	7.69	[7]	0.34	[7]	0.40	[7]	3,663	4

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.04%-0.65%, 0.05%-0.65%, 0.07%-0.68% and 0.08%-0.65% for the periods ended 8-31-17, 8-31-16, 8-31-15 and 8-31-14, respectively.
5	Period from 11-7-13 (commencement of operations) to 8-31-14.
6	Not annualized.
7	Annualized.
8	Period from 4-7-17 (relaunch date) to 8-31-17. Class R4 liquidated on 6-15-16, accordingly, there were no shares of this class outstanding at 8-31-16.
9	The portfolio turnover is shown for the period from 9-1-16 to 8-31-17.

Multi-Index 2025 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3]		Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS R4
08-31-2017[8]	11.15	0.05	0.52	0.57	—	—	—	—	11.72	5.11	[6]	0.65	[7]	0.26	[7]	0.99	[7]	53	28	[9]
08-31-2015	10.69	0.20	(0.56)	(0.36)	(0.12)	(0.02)	—	(0.14)	10.19		(3.43)	6.38		0.46		1.92		102	24
08-31-2014[5]	10.00	0.15	0.91	1.06	(0.35)	(0.02)	—	(0.37)	10.69	10.91	[6]	23.08	[7]	0.57	[7]	1.77	[7]	107	9
Class R6
08-31-2017	10.90	0.11	1.10	1.21	(0.25)	(0.14)	—	(0.39)	11.72	11.46		0.40		0.09		1.03		3,001	28
08-31-2016	10.21	0.24	0.66	0.90	(0.18)	(0.03)	—	(0.21)	10.90	8.92		0.43		0.14		2.31		109	12
08-31-2015	10.70	0.23	(0.56)	(0.33)	(0.14)	(0.02)	—	(0.16)	10.21		(3.10)	6.20		0.26		2.11		102	24
08-31-2014[5]	10.00	0.17	0.91	1.08	(0.36)	(0.02)	—	(0.38)	10.70	11.06	[6]	23.01	[7]	0.32	[7]	2.01	[7]	107	9
CLASS 1
08-31-2017	10.89	0.25	0.97	1.22	(0.25)	(0.14)	—	(0.39)	11.72	11.50		0.44		0.14		2.25		198,109	28
08-31-2016	10.20	0.22	0.67	0.89	(0.17)	(0.03)	—	(0.20)	10.89	8.87		0.46		0.19		2.11		158,969	12
08-31-2015	10.70	0.16	(0.50)	(0.34)	(0.14)	(0.02)	—	(0.16)	10.20		(3.24)	0.59		0.31		1.53		78,157	24
08-31-2014[5]	10.00	0.05	1.03	1.08	(0.36)	(0.02)	—	(0.38)	10.70	11.05	[6]	6.90	[7]	0.37	[7]	0.66	[7]	4,429	9

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.04%-0.65%, 0.05%-0.65%, 0.07%-0.68% and 0.08%-0.65% for the periods ended 8-31-17, 8-31-16, 8-31-15 and 8-31-14, respectively.
5	Period from 11-7-13 (commencement of operations) to 8-31-14.
6	Not annualized.
7	Annualized.
8	Period from 4-7-17 (relaunch date) to 8-31-17. Class R4 liquidated on 6-15-16, accordingly, there were no shares of this class outstanding at 8-31-16.
9	The portfolio turnover is shown for the period from 9-1-16 to 8-31-17.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       42

Multi-Index 2020 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3]		Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS R4
08-31-2017[8]	10.96	0.06	0.43	0.49	—	—	—	—	11.45	4.47	[6]	0.71	[7]	0.28	[7]	1.25	[7]	52	37	[9]
08-31-2015	10.61	0.22	(0.54)	(0.32)	(0.12)	(0.01)	—	(0.13)	10.16		(3.10)	6.54		0.49		2.08		102	31
08-31-2014[5]	10.00	0.16	0.81	0.97	(0.34)	(0.02)	—	(0.36)	10.61	9.94	[6]	26.26	[7]	0.61	[7]	1.94	[7]	106	68
Class R6
08-31-2017	10.84	0.21	0.79	1.00	(0.25)	(0.13)	—	(0.38)	11.46	9.62		0.46		0.11		1.97		622	37
08-31-2016	10.17	0.26	0.61	0.87	(0.18)	(0.02)	—	(0.20)	10.84	8.78		0.50		0.16		2.53		108	18
08-31-2015	10.63	0.24	(0.55)	(0.31)	(0.14)	(0.01)	—	(0.15)	10.17		(2.96)	6.36		0.29		2.28		102	31
08-31-2014[5]	10.00	0.18	0.81	0.99	(0.34)	(0.02)	—	(0.36)	10.63	10.19	[6]	26.19	[7]	0.36	[7]	2.19	[7]	106	68
CLASS 1
08-31-2017	10.83	0.26	0.76	1.02	(0.26)	(0.13)	—	(0.39)	11.46	9.67		0.50		0.16		2.41		144,223	37
08-31-2016	10.17	0.24	0.62	0.86	(0.18)	(0.02)	—	(0.20)	10.83	8.62		0.53		0.21		2.35		120,211	18
08-31-2015	10.62	0.18	(0.48)	(0.30)	(0.14)	(0.01)	—	(0.15)	10.17		(2.91)	0.70		0.34		1.76		60,619	31
08-31-2014[5]	10.00	0.09	0.89	0.98	(0.34)	(0.02)	—	(0.36)	10.62	10.07	[6]	10.03	[7]	0.41	[7]	1.13	[7]	2,147	68

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.04%-0.65%, 0.05%-0.65%, 0.07%-0.68% and 0.08%-0.65% for the periods ended 8-31-17, 8-31-16, 8-31-15 and 8-31-14, respectively.
5	Period from 11-7-13 (commencement of operations) to 8-31-14.
6	Not annualized.
7	Annualized.
8	Period from 4-7-17 (relaunch date) to 8-31-17. Class R4 liquidated on 6-15-16, accordingly, there were no shares of this class outstanding at 8-31-2016.
9	The portfolio turnover is shown for the period from 9-1-16 to 8-31-17.

Multi-Index 2015 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3]		Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS R4
08-31-2017[8]	10.74	0.07	0.37	0.44	—	—	—	—	11.18	4.10	[6]	0.88	[7]	0.29	[7]	1.48	[7]	52	47	[9]
08-31-2015	10.52	0.23	(0.54)	(0.31)	(0.10)	(0.01)	—	(0.11)	10.10		(2.94)	7.10		0.52		2.23		101	59
08-31-2014[5]	10.00	0.17	0.70	0.87	(0.28)	(0.02)	(0.05)	(0.35)	10.52	8.89	[6]	28.39	[7]	0.64	[7]	2.09	[7]	105	108
Class R6
08-31-2017	10.74	0.24	0.59	0.83	(0.27)	(0.12)	—	(0.39)	11.18	8.04		0.63		0.12		2.26		383	47
08-31-2016	10.12	0.27	0.57	0.84	(0.19)	(0.03)	—	(0.22)	10.74	8.41		0.76		0.17		2.68		107	26
08-31-2015	10.53	0.25	(0.52)	(0.27)	(0.13)	(0.01)	—	(0.14)	10.12		(2.60)	6.92		0.33		2.42		101	59
08-31-2014[5]	10.00	0.19	0.69	0.88	(0.28)	(0.02)	(0.05)	(0.35)	10.53	9.04	[6]	28.33	[7]	0.39	[7]	2.34	[7]	105	108
CLASS 1
08-31-2017	10.74	0.27	0.56	0.83	(0.27)	(0.12)	—	(0.39)	11.18	7.98		0.66		0.17		2.52		44,768	47
08-31-2016	10.11	0.25	0.59	0.84	(0.18)	(0.03)	—	(0.21)	10.74	8.47		0.79		0.22		2.47		46,862	26
08-31-2015	10.53	0.20	(0.49)	(0.29)	(0.12)	(0.01)	—	(0.13)	10.11		(2.75)	1.21		0.38		1.96		19,945	59
08-31-2014[5]	10.00	0.09	0.79	0.88	(0.28)	(0.02)	(0.05)	(0.35)	10.53	9.03	[6]	12.09	[7]	0.44	[7]	1.13	[7]	1,675	108

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.04%-0.65%, 0.05%-0.65%, 0.07%-0.68% and 0.08%-0.65% for the periods ended 8-31-17, 8-31-16, 8-31-15 and 8-31-14, respectively.
5	Period from 11-7-13 (commencement of operations) to 8-31-14.
6	Not annualized.
7	Annualized.
8	Period from 4-7-17 (relaunch date) to 8-31-17. Class R4 liquidated on 6-15-16, accordingly, there were no shares of this class outstanding at 8-31-16.
9	The portfolio turnover is shown for the period from 9-1-16 to 8-31-17.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       43

Financial highlights continued

Multi-Index 2010 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3]		Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS R4
08-31-2017[8]	10.53	0.07	0.33	0.40	—	—	—	—	10.93	3.80	[6]	1.04	[7]	0.29	[7]	1.62	[7]	52	52	[9]
08-31-2015	10.47	0.24	(0.49)	(0.25)	(0.12)	(0.01)	—	(0.13)	10.09		(2.46)	7.41		0.56		2.34		101	115
08-31-2014[5]	10.00	0.17	0.63	0.80	(0.32)	(0.01)	—	(0.33)	10.47	8.25	[6]	24.42	[7]	0.67	[7]	2.04	[7]	105	12
Class R6
08-31-2017	10.68	0.16	0.56	0.72	(0.30)	(0.16)	—	(0.46)	10.94	6.98		0.79		0.13		1.59		1,953	52
08-31-2016	10.10	0.29	0.53	0.82	(0.18)	(0.06)	—	(0.24)	10.68	8.31		0.95		0.17		2.81		107	46
08-31-2015	10.48	0.26	(0.49)	(0.23)	(0.14)	(0.01)	—	(0.15)	10.10		(2.22)	7.31		0.38		2.54		101	115
08-31-2014[5]	10.00	0.19	0.63	0.82	(0.33)	(0.01)	—	(0.34)	10.48	8.40	[6]	24.35	[7]	0.42	[7]	2.29	[7]	105	12
CLASS 1
08-31-2017	10.68	0.28	0.42	0.70	(0.29)	(0.16)	—	(0.45)	10.93	6.83		0.83		0.18		2.59		29,065	52
08-31-2016	10.09	0.27	0.56	0.83	(0.18)	(0.06)	—	(0.24)	10.68	8.36		0.99		0.22		2.64		29,563	46
08-31-2015	10.48	0.24	(0.48)	(0.24)	(0.14)	(0.01)	—	(0.15)	10.09		(2.36)	1.49		0.41		2.27		12,576	115
08-31-2014[5]	10.00	0.12	0.70	0.82	(0.33)	(0.01)	—	(0.34)	10.48	8.39	[6]	8.07	[7]	0.47	[7]	1.46	[7]	3,311	12

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.04%-0.65%, 0.05%-0.65%, 0.07%-0.68% and 0.08%-0.65% for the periods ended 8-31-17, 8-31-16, 8-31-15 and 8-31-14, respectively.
5	Period from 11-7-13 (commencement of operations) to 8-31-14.
6	Not annualized.
7	Annualized.
8	Period from 4-7-17 (relaunch date) to 8-31-17. Class R4 liquidated on 6-15-16, accordingly, there were no shares of this class outstanding at 8-31-16.
9	The portfolio turnover is shown for the period from 9-1-16 to 8-31-17.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       44

Notes to financial statements

Note 1 — Organization

John Hancock Funds II (the Trust) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). It is a series company with multiple investment series, eleven of which (collectively, Multi-Index Lifetime Portfolios, or the portfolios, and each individually, the portfolio (formerly Retirement Living through II Portfolios)) are presented in this report. The Multi-Index Lifetime Portfolios are series of the Trust and operate as "funds of funds" that may invest in other series of the Trust, other funds in the John Hancock group of funds complex, non-John Hancock funds and certain other investments.

The portfolios may offer multiple classes of shares. The shares currently offered by the portfolios are detailed in the Statements of assets and liabilities. Class R4 and Class R6 shares are only available to certain retirement plans, institutions and other investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation (MFC). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees if any, and transfer agent fees for each class may differ.

The investment objective of each portfolio is to seek high total return through the portfolio's target retirement date, with greater focus on income beyond the target date.

Effective February 1, 2017, the portfolios changed their names as follows:

New Portfolio Name	Former Portfolio Name
Multi-Index 2060 Lifetime Portfolio	Retirement Living through II 2060 Portfolio
Multi-Index 2055 Lifetime Portfolio	Retirement Living through II 2055 Portfolio
Multi-Index 2050 Lifetime Portfolio	Retirement Living through II 2050 Portfolio
Multi-Index 2045 Lifetime Portfolio	Retirement Living through II 2045 Portfolio
Multi-Index 2040 Lifetime Portfolio	Retirement Living through II 2040 Portfolio
Multi-Index 2035 Lifetime Portfolio	Retirement Living through II 2035 Portfolio
Multi-Index 2030 Lifetime Portfolio	Retirement Living through II 2030 Portfolio
Multi-Index 2025 Lifetime Portfolio	Retirement Living through II 2025 Portfolio
Multi-Index 2020 Lifetime Portfolio	Retirement Living through II 2020 Portfolio
Multi-Index 2015 Lifetime Portfolio	Retirement Living through II 2015 Portfolio
Multi-Index 2010 Lifetime Portfolio	Retirement Living through II 2010 Portfolio

The accounting policies of the John Hancock underlying funds in which the portfolios invest are outlined in the underlying funds' shareholder reports, which include the underlying funds' financial statements, available without charge by calling 800-344-1029 or visiting jhinvestments.com, on the Securities and Exchange Commission (SEC) website at sec.gov or at the SEC's public reference room in Washington, D.C. The underlying funds are not covered by this report.

Class R4 shares, which previously liquidated on 6-15-16, relaunched on 4-7-17 for all portfolios excluding Multi-Index 2060 Lifetime Portfolio.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The portfolios qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the portfolios:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the portfolios' Valuation Policies and Procedures.

In order to value the securities, the portfolios use the following valuation techniques: Investments by the portfolios in underlying affiliated funds and/or other open-end management investment companies are valued at their respective NAVs each business day. Exchange Traded Funds (ETFs) held by the portfolios are valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

The portfolios use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of August 31, 2017, for all portfolios, all investments are categorized as Level 1 under the hierarchy described above.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Income and capital gain distributions from underlying funds are recorded on ex-date. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       45

Line of credit. The portfolios may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the portfolio's custodian agreement, the custodian may loan money to the portfolios to make properly authorized payments. The portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any portfolio property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Any overdrafts at period end are presented under the caption Due to custodian in the Statements of assets and liabilities.

Effective June 29, 2017, the portfolios and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the need of all other affiliated funds, the portfolios can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. Prior to June 29, 2017, the portfolios had a similar agreement that enabled them to participate in a $1 billion unsecured committed line of credit. For the year ended August 31, 2017, the portfolios had no borrowings under either line of credit.

A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating portfolio based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statements of operations.

Commitment fees for the year ended August 31, 2017 were as follows:

Portfolio	Commitment fee
Multi-Index 2060 Lifetime Portfolio	$2,819
Multi-Index 2055 Lifetime Portfolio	2,926
Multi-Index 2050 Lifetime Portfolio	2,967
Multi-Index 2045 Lifetime Portfolio	3,046
Multi-Index 2040 Lifetime Portfolio	3,111
Multi-Index 2035 Lifetime Portfolio	3,200
Multi-Index 2030 Lifetime Portfolio	3,291
Multi-Index 2025 Lifetime Portfolio	3,282
Multi-Index 2020 Lifetime Portfolio	3,159
Multi-Index 2015 Lifetime Portfolio	2,937
Multi-Index 2010 Lifetime Portfolio	2,883

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual portfolio are allocated to such portfolio. Expenses that are not readily attributable to a specific portfolio are allocated among all portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. Each portfolio intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of August 31, 2017, the portfolios had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The portfolios' federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

The costs of investments owned on August 31, 2017, including short-term investments, for federal income tax purposes, were as follows:

Portfolio	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
Multi-Index 2060 Lifetime Portfolio	$5,589,596	$340,770	($6,541)	$334,229
Multi-Index 2055 Lifetime Portfolio	50,344,756	4,450,439	(39,088)	4,411,351
Multi-Index 2050 Lifetime Portfolio	74,671,351	5,908,247	(67,193)	5,841,054
Multi-Index 2045 Lifetime Portfolio	113,420,571	8,462,797	(95,116)	8,367,681
Multi-Index 2040 Lifetime Portfolio	139,537,795	11,276,976	(108,868)	11,168,108
Multi-Index 2035 Lifetime Portfolio	170,585,497	13,172,740	(111,933)	13,060,807
Multi-Index 2030 Lifetime Portfolio	195,536,478	14,594,094	(168,052)	14,426,042
Multi-Index 2025 Lifetime Portfolio	188,371,909	12,412,462	(132,268)	12,280,194
Multi-Index 2020 Lifetime Portfolio	136,252,911	7,244,021	(81,891)	7,162,130
Multi-Index 2015 Lifetime Portfolio	43,061,258	2,115,956	(6,185)	2,109,771
Multi-Index 2010 Lifetime Portfolio	29,921,332	1,039,546	—	1,039,546

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The portfolios generally declare and pay dividends and capital gain distributions, if any, annually.

The tax character of distributions for the year ended August 31, 2017 was as follows:

ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       46

Portfolio	Ordinary income	Long term capital gains	Total
Multi-Index 2060 Lifetime Portfolio	$43,016	—	$43,016
Multi-Index 2055 Lifetime Portfolio	743,111	$487,023	1,230,134
Multi-Index 2050 Lifetime Portfolio	1,033,160	710,048	1,743,208
Multi-Index 2045 Lifetime Portfolio	1,604,277	1,164,069	2,768,346
Multi-Index 2040 Lifetime Portfolio	2,021,352	1,416,029	3,437,381
Multi-Index 2035 Lifetime Portfolio	2,630,395	1,968,091	4,598,486
Multi-Index 2030 Lifetime Portfolio	3,489,562	2,183,026	5,672,588
Multi-Index 2025 Lifetime Portfolio	3,805,746	2,168,107	5,973,853
Multi-Index 2020 Lifetime Portfolio	3,094,489	1,392,091	4,486,580
Multi-Index 2015 Lifetime Portfolio	1,188,112	468,020	1,656,132
Multi-Index 2010 Lifetime Portfolio	807,998	363,019	1,171,017

The tax character of distributions for the year ended August 31, 2016 was as follows:

Portfolio	Ordinary income	Long term capital gains	Total
Multi-Index 2055 Lifetime Portfolio	$276,628	$44,014	$320,642
Multi-Index 2050 Lifetime Portfolio	401,224	97,014	498,238
Multi-Index 2045 Lifetime Portfolio	676,652	156,014	832,666
Multi-Index 2040 Lifetime Portfolio	815,532	182,009	997,541
Multi-Index 2035 Lifetime Portfolio	1,164,978	264,062	1,429,040
Multi-Index 2030 Lifetime Portfolio	1,507,746	359,024	1,866,770
Multi-Index 2025 Lifetime Portfolio	1,853,346	349,068	2,202,414
Multi-Index 2020 Lifetime Portfolio	1,531,317	209,069	1,740,386
Multi-Index 2015 Lifetime Portfolio	555,926	93,024	648,950
Multi-Index 2010 Lifetime Portfolio	409,007	100,017	509,024

Distributions paid by the portfolios with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2017, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed ordinary income	Undistributed long term capital gains
Multi-Index 2060 Lifetime Portfolio	$23,760	$137,788
Multi-Index 2055 Lifetime Portfolio	240,436	2,143,833
Multi-Index 2050 Lifetime Portfolio	301,110	3,009,220
Multi-Index 2045 Lifetime Portfolio	449,905	4,684,838
Multi-Index 2040 Lifetime Portfolio	573,608	5,857,722
Multi-Index 2035 Lifetime Portfolio	845,152	7,167,335
Multi-Index 2030 Lifetime Portfolio	1,285,123	8,056,932
Multi-Index 2025 Lifetime Portfolio	1,495,527	7,106,268
Multi-Index 2020 Lifetime Portfolio	1,294,974	4,372,544
Multi-Index 2015 Lifetime Portfolio	554,626	1,293,290
Multi-Index 2010 Lifetime Portfolio	346,417	636,512

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the portfolios' financial statements as a return of capital. Short-term gains from underlying funds are treated as ordinary income for tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the portfolios. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the portfolios. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the portfolios. The Advisor and the Distributor are indirect, wholly owned subsidiaries of MFC.

ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       47

Management fee. Each portfolio pays the Advisor a management fee for its services to the portfolio. The management fee has two components: (1) a fee on assets invested in a fund of the Trust or John Hancock Funds III (JHF III); and (2) a fee on assets invested in investments other than a fund of the Trust or JHF III (Other assets).

The fee on assets invested in a fund of the Trust or JHF III is stated as an annual percentage of the current value of the net assets of the portfolio (together with the assets of the Multimanager Lifetime Portfolios and Multi-Index Preservation Portfolios) determined in accordance with the following schedule:

Management fee on assets invested in a fund of the Trust and JHF III

Aggregate net assets of the portfolio
First $7.5 billion	0.060%
Excess over $7.5 billion	0.050%

The fee on Other assets is stated as an annual percentage of the current value of the net assets of the portfolio (together with the assets of the Multimanager Lifetime Portfolios and Multi-Index Preservation Portfolios), determined in accordance with the following schedule:

Management fee on Other assets

Aggregate net assets of the portfolio
First $7.5 billion	0.510%
Excess over $7.5 billion	0.500%

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited and John Hancock Asset Management a division of Manulife Asset Management (US) LLC, both indirectly owned subsidiaries of MFC and affiliates of the Advisor, act as subadvisors to the portfolios. The portfolios are not responsible for payment of the subadvisory fees.

Expense reimbursements. The Advisor agreed to reduce its management fee or make payment to each portfolio in an amount equal to the amount by which "Other expenses" of each portfolio exceeds 0.05% of the average net assets of each portfolio. "Other expenses" means all of the expenses of each portfolio, excluding certain expenses such as management fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of each portfolio's business, class specific expenses, underlying fund expenses (acquired fund fees), and short dividend expense. This expense limitation agreement expires on December 31, 2018, unless renewed by mutual agreement of the portfolios and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses of Class R6 shares of the portfolios, as applicable, to the extent they exceed 0.00%, of the average net assets of the class. This expense limitation agreement expires on December 31, 2017, unless renewed by mutual agreement of the portfolios and the advisor based upon a determination that this is appropriate under the circumstances at that time.

Effective January 1, 2017, the Advisor has contractually agreed to waive its management fees and/or reimburse certain expenses including underlying fund expenses (acquired fund fees) to reduce the total annual portfolio operating expenses by the amount indicated below of the respective portfolio's average net assets. This agreement expires on December 31, 2017, unless renewed by mutual agreement of the portfolios and the advisor based upon a determination that this is appropriate under the circumstances at that time.

Portfolio		Portfolio
Multi-Index 2060 Lifetime Portfolio	0.29%	Multi-Index 2030 Lifetime Portfolio	0.29%
Multi-Index 2055 Lifetime Portfolio	0.29%	Multi-Index 2025 Lifetime Portfolio	0.29%
Multi-Index 2050 Lifetime Portfolio	0.29%	Multi-Index 2020 Lifetime Portfolio	0.31%
Multi-Index 2045 Lifetime Portfolio	0.29%	Multi-Index 2015 Lifetime Portfolio	0.33%
Multi-Index 2040 Lifetime Portfolio	0.29%	Multi-Index 2010 Lifetime Portfolio	0.35%
Multi-Index 2035 Lifetime Portfolio	0.29%

Prior to January 1, 2017, these reductions were as follows:

Portfolio		Portfolio
Multi-Index 2060 Lifetime Portfolio	0.20%	Multi-Index 2030 Lifetime Portfolio	0.20%
Multi-Index 2055 Lifetime Portfolio	0.20%	Multi-Index 2025 Lifetime Portfolio	0.20%
Multi-Index 2050 Lifetime Portfolio	0.20%	Multi-Index 2020 Lifetime Portfolio	0.22%
Multi-Index 2045 Lifetime Portfolio	0.20%	Multi-Index 2015 Lifetime Portfolio	0.24%
Multi-Index 2040 Lifetime Portfolio	0.20%	Multi-Index 2010 Lifetime Portfolio	0.26%
Multi-Index 2035 Lifetime Portfolio	0.20%

Payments under this arrangement are intended to reimburse the portfolios for indirect net expenses associated with the portfolios' investment in underlying funds.

The Advisor has voluntarily agreed to waive its management fee so that the aggregate management fee retained by the Advisor with respect to both the portfolio and its underlying investments (after payment of subadvisory fees) in a portfolio does not exceed 0.51% of the portfolio's first $7.5 billion of average net assets and 0.50% of the portfolio's average net assets in excess of $7.5 billion. The Advisor may terminate this voluntary waiver at any time upon notice to the Trust.

For the year ended August 31, 2017, the expense reductions under these agreements amounted to the following and are reflected as a reduction of total expenses in the Statements of operations:

ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       48

	Expense reimbursement by class
Portfolio	Class R4	Class R6	Class 1	Total
Multi-Index 2060 Lifetime Portfolio	$821	$4,770	$140,700	$146,291
Multi-Index 2055 Lifetime Portfolio	93	1,446	196,036	197,575
Multi-Index 2050 Lifetime Portfolio	85	6,051	243,384	249,520
Multi-Index 2045 Lifetime Portfolio	72	10,286	310,781	321,139
Multi-Index 2040 Lifetime Portfolio	68	9,260	373,258	382,586
Multi-Index 2035 Lifetime Portfolio	63	6,088	452,659	458,810
Multi-Index 2030 Lifetime Portfolio	61	2,169	531,525	533,755
Multi-Index 2025 Lifetime Portfolio	61	1,465	526,558	528,084
Multi-Index 2020 Lifetime Portfolio	69	499	443,812	444,380
Multi-Index 2015 Lifetime Portfolio	99	629	230,790	231,518
Multi-Index 2010 Lifetime Portfolio	133	1,747	183,719	185,599

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The net investment management fees incurred for the year ended August 31, 2017, including the impact of waivers and reimbursements were equivalent to an annual effective rate of the portfolios' average net assets as follows:

Portfolio	Annual effective rate	Portfolio	Annual effective rate
Multi-Index 2060 Lifetime Portfolio	0.00%	Multi-Index 2030 Lifetime Portfolio	0.00%
Multi-Index 2055 Lifetime Portfolio	0.00%	Multi-Index 2025 Lifetime Portfolio	0.01%
Multi-Index 2050 Lifetime Portfolio	0.00%	Multi-Index 2020 Lifetime Portfolio	0.01%
Multi-Index 2045 Lifetime Portfolio	0.00%	Multi-Index 2015 Lifetime Portfolio	0.00%
Multi-Index 2040 Lifetime Portfolio	0.00%	Multi-Index 2010 Lifetime Portfolio	0.00%
Multi-Index 2035 Lifetime Portfolio	0.00%

Accounting and legal services. Pursuant to a service agreement, the portfolios reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended August 31, 2017 amounted to an annual rate of 0.02% of the portfolios' average daily net assets.

Distribution and service plans. The portfolios have a distribution agreement with the Distributor. The portfolios have adopted distribution and service plans with respect to Class 1 and Class R4 pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the portfolios. The portfolios may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the portfolios' shares.

Class	Rule 12b-1 fee	Service fee
Class 1	0.05%	—
Class R4	0.25%	0.10%

The portfolios' Distributor contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on December 31, 2018, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to the following for Class R4 shares for the year ended August 31, 2017:

Portfolio	Class R4
Multi-Index 2060 Lifetime Portfolio	$21
Multi-Index 2055 Lifetime Portfolio	21
Multi-Index 2050 Lifetime Portfolio	22
Multi-Index 2045 Lifetime Portfolio	21
Multi-Index 2040 Lifetime Portfolio	20
Multi-Index 2035 Lifetime Portfolio	22
Multi-Index 2030 Lifetime Portfolio	20
Multi-Index 2025 Lifetime Portfolio	20
Multi-Index 2020 Lifetime Portfolio	20
Multi-Index 2015 Lifetime Portfolio	20
Multi-Index 2010 Lifetime Portfolio	20

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       49

Class level expenses. Class level expenses for the year ended August 31, 2017 were:

Portfolio	Class	Distribution and service fees	Transfer agent fees
Multi-Index 2060 Lifetime Portfolio	Class R4	$52	$3
	Class R6	—	17
	Class 1	1,775	—
	Total	$1,827	$20
Multi-Index 2055 Lifetime Portfolio	Class R4	$52	$3
	Class R6	—	40
	Class 1	21,948	—
	Total	$22,000	$43
Multi-Index 2050 Lifetime Portfolio	Class R4	$52	$3
	Class R6	—	172
	Class 1	29,614	—
	Total	$29,666	$175
Multi-Index 2045 Lifetime Portfolio	Class R4	$52	$3
	Class R6	—	340
	Class 1	44,634	—
	Total	$44,686	$343
Multi-Index 2040 Lifetime Portfolio	Class R4	$52	$3
	Class R6	—	324
	Class 1	56,832	—
	Total	$56,884	$327
Multi-Index 2035 Lifetime Portfolio	Class R4	$52	$3
	Class R6	—	228
	Class 1	73,637	—
	Total	$73,689	$231
Multi-Index 2030 Lifetime Portfolio	Class R4	$52	$3
	Class R6	—	87
	Class 1	90,575	—
	Total	$90,627	$90
Multi-Index 2025 Lifetime Portfolio	Class R4	$51	$2
	Class R6	—	60
	Class 1	89,602	—
	Total	$89,653	$62
Multi-Index 2020 Lifetime Portfolio	Class R4	$51	$3
	Class R6	—	20
	Class 1	66,253	—
	Total	$66,304	$23
Multi-Index 2015 Lifetime Portfolio	Class R4	$51	$3
	Class R6	—	18
	Class 1	23,640	—
	Total	$23,691	$21
Multi-Index 2010 Lifetime Portfolio	Class R4	$51	$3
	Class R6	—	34
	Class 1	14,084	—
	Total	$14,135	$37

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each portfolio based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Portfolio share transactions

Transactions in the portfolios' shares for the years ended August 31, 2017 and 2016 were as follows:

ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       50

Multi-Index 2060 Lifetime Portfolio

		Year ended 8-31-17		Year ended 8-31-16[2]
	Shares	Amount	Shares	Amount
Class R4 shares[1]
Sold	4,421	$50,000	—	—
Net increase	4,421	$50,000	—	—
Class R6 shares
Sold	5,632	$66,950	10,000	$100,000
Net increase	5,632	$66,950	10,000	$100,000
Class 1 shares
Sold	550,699	$6,080,791	53,183	$553,140
Distributions reinvested	3,683	39,448	—	—
Repurchased	(133,835)	(1,447,348)	(565)	(6,004)
Net increase	420,547	$4,672,891	52,618	$547,136
Total net increase	430,600	$4,789,841	62,618	$647,136

1 Inception date for Class R4 shares was 4-7-17.

2 Period from 3-30-16 (commencement of operations) to 8-31-16.

Multi-Index 2055 Lifetime Portfolio

		Year ended 8-31-17		Year ended 8-31-16
	Shares	Amount	Shares	Amount
Class R2 shares[1]
Repurchased	—	—	(10,000)	($102,995)
Net decrease	—	—	(10,000)	($102,995)
Class R4 shares[2]
Sold	4,367	$50,000	—	—
Repurchased	—	—	(10,000)	($103,047)
Net increase (decrease)	4,367	$50,000	(10,000)	($103,047)
Class R6 shares
Sold	136,745	$1,645,231	—	—
Repurchased	(3,498)	(42,220)	—	—
Net increase	133,247	$1,603,011	—	—
Class 1 shares
Sold	1,338,626	$15,153,206	2,142,031	$21,913,197
Distributions reinvested	113,053	1,226,628	30,658	315,781
Repurchased	(214,157)	(2,480,261)	(110,455)	(1,126,020)
Net increase	1,237,522	$13,899,573	2,062,234	$21,102,958
Total net increase	1,375,136	$15,552,584	2,042,234	$20,896,916

1 Class R2 shares were liquidated on 6-15-16.

2 Class R4 shares were liquidated on 6-15-16. Class R4 was relaunched on 4-7-17.

Multi-Index 2050 Lifetime Portfolio

		Year ended 8-31-17		Year ended 8-31-16
	Shares	Amount	Shares	Amount
Class R2 shares[1]
Repurchased	—	—	(10,000)	($103,753)
Net decrease	—	—	(10,000)	($103,753)
Class R4 shares[2]
Sold	4,337	$50,000	—	—
Repurchased	—	—	(10,000)	($103,811)
Net increase (decrease)	4,337	$50,000	(10,000)	($103,811)

ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       51

		Year ended 8-31-17		Year ended 8-31-16
	Shares	Amount	Shares	Amount
Class R6 shares
Sold	850,409	$10,293,330	—	—
Repurchased	(15,767)	(192,288)	—	—
Net increase	834,642	$10,101,042	—	—
Class 1 shares
Sold	1,653,470	$18,846,613	2,728,941	$28,046,491
Distributions reinvested	159,303	1,739,587	47,537	492,964
Repurchased	(383,443)	(4,430,172)	(155,982)	(1,552,867)
Net increase	1,429,330	$16,156,028	2,620,496	$26,986,588
Total net increase	2,268,309	$26,307,070	2,600,496	$26,779,024

1 Class R2 shares were liquidated on 6-15-16.

2 Class R4 shares were liquidated on 6-15-16. Class R4 was relaunched on 4-7-17.

Multi-Index 2045 Lifetime Portfolio

		Year ended 8-31-17		Year ended 8-31-16
	Shares	Amount	Shares	Amount
Class R2 shares[1]
Repurchased	—	—	(10,000)	($103,496)
Net decrease	—	—	(10,000)	($103,496)
Class R4 shares[2]
Sold	4,355	$50,000	—	—
Repurchased	—	—	(10,000)	($103,554)
Net increase (decrease)	4,355	$50,000	(10,000)	($103,554)
Class R6 shares
Sold	1,792,121	$21,621,128	—	—
Repurchased	(45,279)	(549,398)	—	—
Net increase	1,746,842	$21,071,730	—	—
Class 1 shares
Sold	2,119,590	$24,005,313	3,976,383	$40,963,305
Distributions reinvested	254,337	2,764,643	79,934	827,318
Repurchased	(999,394)	(11,512,372)	(188,932)	(1,929,355)
Net increase	1,374,533	$15,257,584	3,867,385	$39,861,268
Total net increase	3,125,730	$36,379,314	3,847,385	$39,654,218

1 Class R2 shares were liquidated on 6-15-16.

2 Class R4 shares were liquidated on 6-15-16. Class R4 was relaunched on 4-7-17.

Multi-Index 2040 Lifetime Portfolio

		Year ended 8-31-17		Year ended 8-31-16
	Shares	Amount	Shares	Amount
Class R2 shares[1]
Repurchased	—	—	(10,000)	($103,766)
Net decrease	—	—	(10,000)	($103,766)
Class R4 shares[2]
Sold	4,340	$50,000	—	—
Repurchased	—	—	(10,000)	($103,825)
Net increase (decrease)	4,340	$50,000	(10,000)	($103,825)
Class R6 shares
Sold	1,661,953	$20,098,075	—	—
Repurchased	(13,249)	(161,708)	—	—
Net increase	1,648,704	$19,936,367	—	—

ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       52

		Year ended 8-31-17		Year ended 8-31-16
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	2,808,459	$31,974,507	5,404,201	$55,426,931
Distributions reinvested	314,728	3,433,683	95,794	992,422
Repurchased	(1,068,527)	(12,335,755)	(448,381)	(4,519,508)
Net increase	2,054,660	$23,072,435	5,051,614	$51,899,845
Total net increase	3,707,704	$43,058,802	5,031,614	$51,692,254

1 Class R2 shares were liquidated on 6-15-16.

2 Class R4 shares were liquidated on 6-15-16. Class R4 was relaunched on 4-7-17.

Multi-Index 2035 Lifetime Portfolio

		Year ended 8-31-17		Year ended 8-31-16
	Shares	Amount	Shares	Amount
Class R2 shares[1]
Repurchased	—	—	(10,000)	($103,473)
Net decrease	—	—	(10,000)	($103,473)
Class R4 shares[2]
Sold	4,378	$50,000	—	—
Repurchased	—	—	(10,000)	($103,530)
Net increase (decrease)	4,378	$50,000	(10,000)	($103,530)
Class R6 shares
Sold	1,214,976	$14,531,511	—	—
Repurchased	(67,726)	(819,897)	—	—
Net increase	1,147,250	$13,711,614	—	—
Class 1 shares
Sold	3,668,035	$41,635,121	6,787,058	$69,334,442
Distributions reinvested	423,866	4,594,705	137,677	1,423,582
Repurchased	(1,198,807)	(13,781,278)	(786,220)	(7,998,492)
Net increase	2,893,094	$32,448,548	6,138,515	$62,759,532
Total net increase	4,044,722	$46,210,162	6,118,515	$62,552,529

1 Class R2 shares were liquidated on 6-15-16.

2 Class R4 shares were liquidated on 6-15-16. Class R4 was relaunched on 4-7-17.

Multi-Index 2030 Lifetime Portfolio

		Year ended 8-31-17		Year ended 8-31-16
	Shares	Amount	Shares	Amount
Class R2 shares[1]
Repurchased	—	—	(10,000)	($103,541)
Net decrease	—	—	(10,000)	($103,541)
Class R4 shares[2]
Sold	4,421	$50,000	—	—
Repurchased	—	—	(10,000)	($103,598)
Net increase (decrease)	4,421	$50,000	(10,000)	($103,598)
Class R6 shares
Sold	425,260	$5,019,929	—	—
Repurchased	(39,556)	(469,134)	—	—
Net increase	385,704	$4,550,795	—	—

ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       53

		Year ended 8-31-17		Year ended 8-31-16
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	3,960,915	$44,466,954	8,471,784	$86,860,844
Distributions reinvested	525,868	5,668,859	180,857	1,861,020
Repurchased	(1,532,867)	(17,292,412)	(718,132)	(7,326,878)
Net increase	2,953,916	$32,843,401	7,934,509	$81,394,986
Total net increase	3,344,041	$37,444,196	7,914,509	$81,187,847

1 Class R2 shares were liquidated on 6-15-16.

2 Class R4 shares were liquidated on 6-15-16. Class R4 was relaunched on 4-7-17.

Multi-Index 2025 Lifetime Portfolio

		Year ended 8-31-17		Year ended 8-31-16
	Shares	Amount	Shares	Amount
Class R2 shares[1]
Repurchased	—	—	(10,000)	($103,778)
Net decrease	—	—	(10,000)	($103,778)
Class R4 shares[2]
Sold	4,484	$50,000	—	—
Repurchased	—	—	(10,000)	(103,834)
Net increase (decrease)	4,484	$50,000	(10,000)	($103,834)
Class R6 shares
Sold	314,986	$3,652,060	—	—
Repurchased	(69,042)	(807,049)	—	—
Net increase	245,944	$2,845,011	—	—
Class 1 shares
Sold	3,825,655	$42,540,507	7,871,186	$80,201,528
Distributions reinvested	559,508	5,969,951	214,518	2,196,662
Repurchased	(2,069,245)	(23,157,435)	(1,153,871)	(11,925,142)
Net increase	2,315,918	$25,353,023	6,931,833	$70,473,048
Total net increase	2,566,346	$28,248,034	6,911,833	$70,265,436

1 Class R2 shares were liquidated on 6-15-16.

2 Class R4 shares were liquidated on 6-15-16. Class R4 was relaunched on 4-7-17.

Multi-Index 2020 Lifetime Portfolio

		Year ended 8-31-17		Year ended 8-31-16
	Shares	Amount	Shares	Amount
Class R2 shares[1]
Repurchased	—	—	(10,000)	($103,667)
Net decrease	—	—	(10,000)	($103,667)
Class R4 shares[2]
Sold	4,562	$50,000	—	—
Repurchased	—	—	(10,000)	($103,720)
Net increase (decrease)	4,562	$50,000	(10,000)	($103,720)
Class R6 shares
Sold	44,267	$506,549	—	—
Net increase	44,267	$506,549	—	—
Class 1 shares
Sold	3,612,363	$39,587,568	6,193,003	$63,216,950
Distributions reinvested	424,899	4,482,687	171,066	1,734,606
Repurchased	(2,543,309)	(27,922,177)	(1,229,199)	(12,631,336)
Net increase	1,493,953	$16,148,078	5,134,870	$52,320,220
Total net increase	1,542,782	$16,704,627	5,114,870	$52,112,833

1 Class R2 shares were liquidated on 6-15-16.

2 Class R4 shares were liquidated on 6-15-16. Class R4 was relaunched on 4-7-17.

ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       54

Multi-Index 2015 Lifetime Portfolio

		Year ended 8-31-17		Year ended 8-31-16
	Shares	Amount	Shares	Amount
Class R2 shares[1]
Repurchased	—	—	(10,000)	($103,241)
Net decrease	—	—	(10,000)	($103,241)
Class R4 shares[2]
Sold	4,655	$50,000	—	—
Repurchased	—	—	(10,000)	($103,293)
Net increase (decrease)	4,655	$50,000	(10,000)	($103,293)
Class R6 shares
Sold	24,279	$270,898	—	—
Net increase	24,279	$270,898	—	—
Class 1 shares
Sold	1,108,406	$11,860,250	3,059,593	$31,083,040
Distributions reinvested	159,172	1,652,202	64,101	642,934
Repurchased	(1,626,556)	(17,591,963)	(732,747)	(7,532,342)
Net increase (decrease)	(358,978)	($4,079,511)	2,390,947	$24,193,632
Total net increase (decrease)	(330,044)	($3,758,613)	2,370,947	$23,987,098

1 Class R2 shares were liquidated on 6-15-16.

2 Class R4 shares were liquidated on 6-15-16. Class R4 was relaunched on 4-7-17.

Multi-Index 2010 Lifetime Portfolio

		Year ended 8-31-17		Year ended 8-31-16
	Shares	Amount	Shares	Amount
Class R2 shares[1]
Repurchased	—	—	(10,000)	($102,961)
Net decrease	—	—	(10,000)	($102,961)
Class R4 shares[2]
Sold	4,748	$50,000	—	—
Repurchased	—	—	(10,000)	($103,012)
Net increase (decrease)	4,748	$50,000	(10,000)	($103,012)
Class R6 shares
Sold	175,509	$1,912,606	—	—
Repurchased	(7,007)	(76,150)	—	—
Net increase	168,502	$1,836,456	—	—
Class 1 shares
Sold	743,568	$7,917,995	2,452,770	$24,790,653
Distributions reinvested	114,361	1,166,484	50,476	502,240
Repurchased	(968,814)	(10,277,354)	(980,318)	(9,991,023)
Net increase (decrease)	(110,885)	($1,192,875)	1,522,928	$15,301,870
Total net increase	62,365	$693,581	1,502,928	$15,095,897

1 Class R2 shares were liquidated on 6-15-16.

2 Class R4 shares were liquidated on 6-15-16. Class R4 was relaunched on 4-7-17.

Affiliates of the Trust owned shares of the following classes of the portfolios on August 31, 2017. Such concentration of shareholders' capital could have a material effect on the portfolios if such shareholders redeem from the portfolios.

Portfolio	Class	% by Class
Multi-Index 2060 Lifetime Portfolio	R4	100%
Multi-Index 2060 Lifetime Portfolio	R6	64%
Multi-Index 2060 Lifetime Portfolio	1	100%
Multi-Index 2055 Lifetime Portfolio	R4	100%
Multi-Index 2055 Lifetime Portfolio	R6	7%
Multi-Index 2055 Lifetime Portfolio	1	100%
Multi-Index 2050 Lifetime Portfolio	R4	100%

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Portfolio	Class	% by Class
Multi-Index 2050 Lifetime Portfolio	R6	1%
Multi-Index 2050 Lifetime Portfolio	1	100%
Multi-Index 2045 Lifetime Portfolio	R4	100%
Multi-Index 2045 Lifetime Portfolio	R6	1%
Multi-Index 2045 Lifetime Portfolio	1	100%
Multi-Index 2040 Lifetime Portfolio	R4	100%
Multi-Index 2040 Lifetime Portfolio	R6	1%
Multi-Index 2040 Lifetime Portfolio	1	100%
Multi-Index 2035 Lifetime Portfolio	R4	100%
Multi-Index 2035 Lifetime Portfolio	R6	1%
Multi-Index 2035 Lifetime Portfolio	1	100%
Multi-Index 2030 Lifetime Portfolio	R4	100%
Multi-Index 2030 Lifetime Portfolio	R6	3%
Multi-Index 2030 Lifetime Portfolio	1	100%
Multi-Index 2025 Lifetime Portfolio	R4	100%
Multi-Index 2025 Lifetime Portfolio	R6	4%
Multi-Index 2025 Lifetime Portfolio	1	100%
Multi-Index 2020 Lifetime Portfolio	R4	100%
Multi-Index 2020 Lifetime Portfolio	R6	18%
Multi-Index 2020 Lifetime Portfolio	1	100%
Multi-Index 2015 Lifetime Portfolio	R4	100%
Multi-Index 2015 Lifetime Portfolio	R6	29%
Multi-Index 2015 Lifetime Portfolio	1	100%
Multi-Index 2010 Lifetime Portfolio	R4	100%
Multi-Index 2010 Lifetime Portfolio	R6	6%
Multi-Index 2010 Lifetime Portfolio	1	100%

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to the following, for the year ended August 31, 2017.

Portfolio	Purchases	Sales
Multi-Index 2060 Lifetime Portfolio	$6,529,280	$1,628,509
Multi-Index 2055 Lifetime Portfolio	23,585,097	6,558,615
Multi-Index 2050 Lifetime Portfolio	37,977,399	9,780,900
Multi-Index 2045 Lifetime Portfolio	59,067,294	19,559,583
Multi-Index 2040 Lifetime Portfolio	69,196,276	22,728,667
Multi-Index 2035 Lifetime Portfolio	82,627,977	32,689,409
Multi-Index 2030 Lifetime Portfolio	86,900,138	45,269,602
Multi-Index 2025 Lifetime Portfolio	83,933,040	50,854,321
Multi-Index 2020 Lifetime Portfolio	66,498,654	48,405,098
Multi-Index 2015 Lifetime Portfolio	22,227,608	25,398,083
Multi-Index 2010 Lifetime Portfolio	15,550,381	14,888,223

Note 7 — Investment in affiliated underlying funds

The portfolios invest in affiliated underlying funds that are managed by the Advisor and its affiliates. The portfolios do not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the portfolios' investment may represent a significant portion of each underlying fund's net assets. For the year ended August 31, 2017, the portfolios did not hold 5% or more of the net assets of any of the underlying funds.

Information regarding each portfolio's purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the portfolios from their investments in affiliated underlying funds during the period is as follows:

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
Multi-Index 2060 Lifetime Portfolio
Strategic Equity Allocation	31,276	285,184	(60,226)	256,234	$28,644	$118,924	($6,509)	$210,714	$3,584,720

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					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
Multi-Index 2055 Lifetime Portfolio
Strategic Equity Allocation	1,609,354	831,298	(72,947)	2,367,705	$432,891	$1,797,263	($49,888)	$2,179,321	$33,124,192
Multi-Index 2050 Lifetime Portfolio
Strategic Equity Allocation	2,233,110	1,376,240	(125,159)	3,484,191	$597,746	$2,481,704	($99,789)	$2,962,646	$48,743,832
Multi-Index 2045 Lifetime Portfolio
Strategic Equity Allocation	3,543,259	2,152,510	(425,748)	5,270,021	$926,907	$3,848,300	($273,442)	$4,491,752	$73,727,597
Multi-Index 2040 Lifetime Portfolio
Strategic Equity Allocation	4,469,998	2,430,952	(479,300)	6,421,650	$1,156,649	$4,802,137	($240,259)	$5,616,144	$89,838,884
Multi-Index 2035 Lifetime Portfolio
Strategic Equity Allocation	5,515,795	2,384,421	(632,813)	7,267,403	$1,391,891	$5,778,807	($303,284)	$6,726,333	$101,670,967
Multi-Index 2030 Lifetime Portfolio
Strategic Equity Allocation	6,334,330	1,918,246	(822,267)	7,430,309	$1,563,119	$6,489,704	($440,432)	$7,351,885	$103,950,020
Multi-Index 2025 Lifetime Portfolio
Strategic Equity Allocation	5,547,088	1,551,924	(934,123)	6,164,889	$1,328,152	$5,514,178	($374,330)	$6,232,584	$86,246,796
Multi-Index 2020 Lifetime Portfolio
Strategic Equity Allocation	3,451,719	1,064,453	(924,225)	3,591,947	$803,787	$3,337,135	($353,229)	$3,833,632	$50,251,338
Multi-Index 2015 Lifetime Portfolio
Strategic Equity Allocation	1,106,008	340,050	(522,142)	923,916	$229,826	$954,185	$24,042	$991,193	$12,925,582
Multi-Index 2010 Lifetime Portfolio
Strategic Equity Allocation	578,202	220,793	(266,785)	532,210	$116,882	$485,269	$53,030	$435,662	$7,445,615

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Funds II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios' investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Multi-Index 2010 Lifetime Portfolio (formerly known as the John Hancock Retirement Living through II 2010 Portfolio), the John Hancock Multi-Index 2015 Lifetime Portfolio (formerly known as the John Hancock Retirement Living through II 2015 Portfolio), the John Hancock Multi-Index 2020 Lifetime Portfolio (formerly known as the John Hancock Retirement Living through II 2020 Portfolio), the John Hancock Multi-Index 2025 Lifetime Portfolio (formerly known as the John Hancock Retirement Living through II 2025 Portfolio), the John Hancock Multi-Index 2030 Lifetime Portfolio (formerly known as the John Hancock Retirement Living through II 2030 Portfolio), the John Hancock Multi-Index 2035 Lifetime Portfolio (formerly known as the John Hancock Retirement Living through II 2035 Portfolio), the John Hancock Multi-Index 2040 Lifetime Portfolio (formerly known as the John Hancock Retirement Living through II 2040 Portfolio), the John Hancock Multi-Index 2045 Lifetime Portfolio (formerly known as the John Hancock Retirement Living through II 2045 Portfolio), the John Hancock Multi-Index 2050 Lifetime Portfolio (formerly known as the John Hancock Retirement Living through II 2050 Portfolio), the John Hancock Multi-Index 2055 Lifetime Portfolio (formerly known as the John Hancock Retirement Living through II 2055 Portfolio), and the John Hancock Multi-Index 2060 Lifetime Portfolio (formerly known as the John Hancock Retirement Living through II 2060 Portfolio) (the "Funds'") as of August 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, brokers, and transfer agent, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 23, 2017

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the portfolios, if any, paid during its taxable year ended August 31, 2017.

Each portfolio reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

Each portfolio reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The portfolios below paid the following amounts in capital gain dividends.

Portfolio	Capital Gain	Portfolio	Capital Gain
Multi-Index 2055 Lifetime Portfolio	$487,023	Multi-Index 2030 Lifetime Portfolio	$2,183,026
Multi-Index 2050 Lifetime Portfolio	710,048	Multi-Index 2025 Lifetime Portfolio	2,168,107
Multi-Index 2045 Lifetime Portfolio	1,164,069	Multi-Index 2020 Lifetime Portfolio	1,392,091
Multi-Index 2040 Lifetime Portfolio	1,416,029	Multi-Index 2015 Lifetime Portfolio	468,020
Multi-Index 2035 Lifetime Portfolio	1,968,091	Multi-Index 2010 Lifetime Portfolio	363,019

Eligible shareholders will be mailed a 2017 Form 1099-DIV in early 2018. This will reflect the tax character of all distributions paid in calendar year 2017.

Please consult a tax advisor regarding the tax consequences of your investment in a portfolio.

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CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the "Board") of John Hancock Funds II (the "Trust") of the Advisory Agreement (the "Advisory Agreement") and each of the Subadvisory Agreements (the "Subadvisory Agreements") with respect to each of the portfolios of the Trust included in this report (the "Funds" or the "Funds of Funds"). The Advisory Agreement and Subadvisory Agreements are collectively referred to as the Agreements. Prior to the June 19-22, 2017 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 22-24, 2017.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 19-22, 2017, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"), reapproved for an annual period, the continuation of the Advisory Agreement between the Trust and John Hancock Advisers, LLC (the "Advisor") and the applicable Subadvisory Agreements between the Advisor and the investment subadvisors (each, a "Subadvisor" and collectively, the "Subadvisors") with respect to each of the Funds identified in Appendix A.

In considering the Advisory Agreement and the Subadvisory Agreements with respect to each Fund, the Board received in advance of the meetings a variety of materials relating to each Fund, the Advisor and each Subadvisor, including comparative performance, fee and expense information for peer groups of similar mutual funds prepared by an independent third-party provider of mutual fund data; performance information for the Funds' benchmark indices; and, with respect to each Subadvisor, comparative performance information for comparably managed accounts, as applicable; and other information provided by the Advisor and the Subadvisors regarding the nature, extent and quality of services provided by the Advisor and the Subadvisors under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the Funds and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreements are considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisors is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisors to the Funds, including quarterly performance reports prepared by management containing reviews of investment results, and prior presentations from the Subadvisors with respect to the Funds they manage. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisors with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of the services, to be provided to the Funds by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the Funds. In addition, although the Board approved the renewal of the Agreements for all of the Funds at the June meeting, the Board considered each Fund separately.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to each Fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year.

Nature, Extent and Quality of Services. Among the information received by the Board from the Advisor relating to the nature, extent and quality of services provided to the Funds, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer ("CCO") regarding the Funds' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the Funds, including but not limited to, general supervision of and coordination of the services provided by the Subadvisors, and is also responsible for monitoring and reviewing the activities of the Subadvisors and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the Funds including entrepreneurial risk in sponsoring new Funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all Funds.

In considering the nature, extent and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the complex.

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In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationships, the Advisor's oversight and monitoring of the Subadvisors' investment performance and compliance programs, such as the Subadvisors' compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the Funds;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the Funds;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the Funds; and
(g)	the Advisor's reputation and experience in serving as an investment adviser to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.

Investment Performance. In considering each Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Funds' performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the Funds' performance;
(b)	considered the comparative performance of each Fund's respective benchmark;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of mutual fund data; and
(d)	took into account the Advisor's analysis of each Fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally and with respect to particular Funds.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board concluded that the performance of each of the Funds has generally been in line with or generally outperformed the historical performance of comparable funds and/or the Fund's respective benchmark.

Fees and Expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data including, among other data, each Fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the Fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered each Fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the Fund's ranking within broader groups of funds. In comparing each Fund's contractual and net management fees to that of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board took into account management's discussion with respect to the overall management fee, the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fees of the Funds. The Board also took into account that management had agreed to implement an overall fee waiver across the complex, which is discussed further below. The Board also noted management's discussion of the Funds' expenses, as well as any actions taken over the past several years to reduce the Funds' operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to each Fund and that each Fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning investment advisory fees charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and a Subadvisor's services to a Fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to each of the Funds is reasonable in light of the nature, extent and quality of the services provided to the Funds under the Advisory Agreement.

In addition, the Trustees reviewed the advisory fee to be paid to the Advisor for each Fund, each of which is a fund of funds, and concluded that the advisory fee paid to the Advisor with respect to each Fund is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds of the Fund and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of a Fund and those of its underlying funds.

Profitability/Fall out Benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including each Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;

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(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates, of each Fund;
(c)	received and reviewed profitability information with respect to the John Hancock fund complex as a whole and with respect to each Fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain Funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability analysis reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the Funds on a cost basis pursuant to an administrative services agreement;
(g)	noted that the Funds' Subadvisors are affiliates of the Advisor;
(h)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the Funds, and that the Trust's distributor also receives Rule 12b-1 payments to support distribution of the products;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the Funds;
(j)	noted that the subadvisory fees for the Funds are paid by the Advisor;
(k)	with respect to each Fund, the Board noted that the advisory fee is in addition to the fees received by the Advisor and its affiliates with regard to the underlying funds in which the Funds may invest; and
(l)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the mutual fund industry; and
(m)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (the Subadvisors), from their relationship with each Fund was reasonable and not excessive.

Economies of Scale. In considering the extent to which a Fund may realize any economies of scale and whether fee levels reflect these economies of scale for the benefit of Fund shareholders, the Board:

(a)	considered that with respect to the John Hancock underlying funds in which the Funds invest, the Advisor has agreed to waive a portion of its management fee for such funds and for each of the other John Hancock funds in the complex (except as discussed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios (the Reimbursement). This waiver is based upon the aggregate net assets of all the Participating Portfolios. (The funds that are not Participating Portfolios are each of the funds of funds of the Trust and John Hancock Variable Insurance Trust. The Funds of Funds also benefit from such overall management fee waiver through their investment in underlying funds that include certain of the Participating Portfolios, which are subject to the Reimbursement);
(b)	reviewed the Trust's advisory fee structure and concluded that (i) the Funds' fee structures contain breakpoints at the advisory fee level and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the Funds to benefit from economies of scale if those Funds grow. The Board also took into account management's discussion of the Funds' advisory fee structure; and
(c)	considered the effect of the Funds' growth in size on their performance and fees. The Board also noted that if the Funds' assets increase over time, the Funds may realize other economies of scale.

Approval of Subadvisory Agreements

In making its determination with respect to approval of the Subadvisory Agreements, the Board reviewed:

(1)	information relating to each Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);
(2)	the historical and current performance of each Fund and comparative performance information relating to the Fund's benchmark and comparable funds; and
(3)	the subadvisory fee for each Fund, and comparative fee information, where available, prepared by an independent third party provider of mutual fund data.

Nature, Extent and Quality of Services. With respect to the services provided by each of the Subadvisors with respect to each Fund, the Board received information provided to the Board by each Subadvisor, including each Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered each Subadvisor's current level of staffing and its overall resources, as well as received information relating to a Subadvisor's compensation program. The Board reviewed each Subadvisor's history and investment experience, as well as information regarding the qualifications, background and responsibilities of each Subadvisor's investment and compliance personnel who provide services to the Funds. The Board also considered, among other things, each Subadvisor's compliance program and any disciplinary history. The Board also considered each Subadvisor's risk assessment and monitoring process. The Board reviewed each Subadvisor's

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regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of each Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Subadvisors and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisors and procedures reasonably designed by them to assure compliance with the federal securities laws. The Board also took into account the financial condition of each Subadvisor.

The Board considered each Subadvisor's investment process and philosophy. The Board took into account that each Subadvisor's responsibilities include the development and maintenance of an investment program for the applicable Fund that is consistent with the Fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to each Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor Compensation. In considering the cost of services to be provided by each Subadvisor and the profitability to that Subadvisor of its relationship with the Funds, the Board noted that the fees under the Subadvisory Agreements are paid by the Advisor and not the Funds. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreements.

In addition, the Board considered other potential indirect benefits that the Subadvisors and their affiliates may receive from the Subadvisors' relationship with the Funds, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory Fees. The Board considered that each Fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to each Subadvisor. As noted above, the Board also considered, if available, each Fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the Fund as included in the report prepared by the independent third party provider of fund data, to the extent applicable. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the Funds to fees charged by each Fund's Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor Performance. As noted above, the Board considered each Fund's performance as compared to the Fund's respective peer group and the benchmark index and noted that the Board reviews information about the Fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of each Subadvisor. The Board was mindful of the Advisor's focus on each Subadvisor's performance. The Board also noted each Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreements with respect to each Fund was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of each Fund managed by a Subadvisor generally has been in line with or outperformed the historical performance of comparable funds and the Fund's respective benchmark;
(3)	the subadvisory fees are reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	the subadvisory fees are paid by the Advisor and not the Funds.

In addition, in the case of each Fund, the Trustees reviewed the subadvisory fee to be paid to each Subadvisor for the Fund and concluded that the subadvisory fee to be paid to the Subadvisor with respect to each Fund is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the subadvisory agreements for the underlying funds of the Fund and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the Fund and those of its underlying funds.

Additional information relating to each Fund's fees and expenses and performance that the Board considered in approving the Advisory Agreement and Subadvisory Agreements for a particular Fund is set forth in Appendix A.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and each of the Subadvisory Agreements with respect to each Fund would be in the best interest of each of the respective Funds and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreements with respect to each Fund for an additional one-year period.

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APPENDIX A

Portfolio (subadvisors)	Performance of fund, as of 12.31.2016	Fees and expenses	Comments
Multi-Index 2010 Lifetime Portfolio (Manulife Asset Management (US)) (Manulife Asset Management (North America))	Benchmark Index - The fund outperformed for the one-year period and underperformed for the three-year period. Lipper Category - The fund outperformed the average for the one- and three-year periods.

Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are equal to the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative the benchmark for the one-year period, and to the peer group for the one- and three-year periods.

Multi-Index 2015 Lifetime Portfolio (Manulife Asset Management (US)) (Manulife Asset Management (North America))	Benchmark Index - The fund outperformed for the one-year period and underperformed for the three-year period. Lipper Category - The fund outperformed the average for the one- and three-year periods.

Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are equal to the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative the benchmark for the one-year period, and to the peer group for the one- and three-year periods.
Multi-Index 2020 Lifetime Portfolio (Manulife Asset Management (US)) (Manulife Asset Management (North America))	Benchmark Index - The fund outperformed for the one-year period and underperformed for the three-year period. Lipper Category - The fund outperformed the average for the one- and three-year periods.

Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are higher than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative the benchmark for the one-year period, and to the peer group for the one- and three-year periods.

The Board took into account management's discussion of the fund's expenses.

Multi-Index 2025 Lifetime Portfolio (Manulife Asset Management (US)) (Manulife Asset Management (North America))	Benchmark Index - The fund outperformed for the one-year period and underperformed for the three-year period. Lipper Category - The fund outperformed the average for the one- and three-year periods.

Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are equal to the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative the benchmark for the one-year period, and to the peer group for the one- and three-year periods.
Multi-Index 2030 Lifetime Portfolio (Manulife Asset Management (US)) (Manulife Asset Management (North America))	Benchmark Index - The fund outperformed for the one-year period and underperformed for the three-year period. Lipper Category - The fund outperformed the average for the one- and three-year periods.

Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are equal to the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative the benchmark for the one-year period, and to the peer group for the one- and three-year periods.
Multi-Index 2035 Lifetime Portfolio (Manulife Asset Management (US)) (Manulife Asset Management (North America))	Benchmark Index - The fund outperformed for the one-year period and underperformed for the three-year period. Lipper Category - The fund outperformed the average for the one- and three-year periods.

Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are lower than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative the benchmark for the one-year period, and to the peer group for the one- and three-year periods.
Multi-Index 2040 Lifetime Portfolio (Manulife Asset Management (US)) (Manulife Asset Management (North America))	Benchmark Index - The fund outperformed for the one-year period and underperformed for the three-year period. Lipper Category - The fund outperformed the average for the one- and three-year periods.

Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are equal to the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative the benchmark for the one-year period, and to the peer group for the one- and three-year periods.

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Portfolio (subadvisors)	Performance of fund, as of 12.31.2016	Fees and expenses	Comments
Multi-Index 2045 Lifetime Portfolio (Manulife Asset Management (US)) (Manulife Asset Management (North America))	Benchmark Index - The fund outperformed for the one-year period and underperformed for the three-year period. Lipper Category - The fund outperformed the average for the one- and three-year periods.

Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are equal to the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative the benchmark for the one-year period, and to the peer group for the one- and three-year periods.
Multi-Index 2050 Lifetime Portfolio (Manulife Asset Management (US)) (Manulife Asset Management (North America))	Benchmark Index - The fund outperformed for the one-year period and underperformed for the three-year period. Lipper Category - The fund outperformed the average for the one- and three-year periods.

Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are equal to the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative the benchmark for the one-year period, and to the peer group for the one- and three-year periods.
Multi-Index 2055 Lifetime Portfolio (Manulife Asset Management (US)) (Manulife Asset Management (North America))	Benchmark Index - The fund outperformed for the one-year period. Lipper Category - The fund outperformed the average for the one-year period.

Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are equal to the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative the benchmark and to the peer group for the one-year period.
Multi-Index 2060 Lifetime Portfolio (Manulife Asset Management (US)) (Manulife Asset Management (North America))	Benchmark Index - The fund underperformed since its inception on March 30, 2016. Lipper Category - The fund outperformed since its inception on March 30, 2016.

Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are equal to the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group since its inception on March 30, 2016.

The Board also noted the relatively short performance history of the fund.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the portfolios and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Hassell H. McClellan, Born: 1945	2005	225
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2005	225
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	225
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016)); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	225
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2008	225
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Theron S. Hoffman,[2] Born: 1947	2008	225
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	225
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2005	225

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2012	225
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

Gregory A. Russo, Born: 1949	2012	225
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

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Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Andrew G. Arnott, Born: 1971	2017	225
President and Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock retail funds, John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Collateral Trust, and John Hancock Exchange-Traded Fund Trust (since 2017).

James R. Boyle, Born: 1959	2015	225
Non-Independent Trustee
Chairman, and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Warren A. Thomson, Born: 1955	2012	225
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

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Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
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More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisors

John Hancock Asset Management a division of Manulife Asset Management (US) LLC
John Hancock Asset Management a division of Manulife Asset Management (North America) Limited

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The portfolios' proxy voting policies and procedures, as well as the portfolio proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The portfolios' complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The portfolios' Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your portfolio, as well as monthly portfolio holdings, and other portfolio details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       70

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

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John Hancock Investments is a premier asset manager representing one of
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This report is for the information of the shareholders of John Hancock Multi-Index Lifetime Portfolios. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF399100	RL2A 8/17 10/17

JOHN HANCOCK

Funds II

8.31.17 **Annual Report**

John Hancock®

John Hancock Funds II

Annual report — table of contents

Manager’s commentary and fund performance (See below for each fund’s page #)	3
Shareholder expense example	37
Portfolio of investments (See below for each fund’s page #)	41
Statements of assets and liabilities	227
Statements of operations	236
Statements of changes in net assets	245
Statement of cash flows	251
Financial highlights	252
Notes to financial statements	260
Report of independent registered public accounting firm	298
Federal tax information	299
Evaluation of advisory and subadvisory agreements by the Board of Trustees	300
Appendix A	306
Trustees and officers information	314
For more information	318

Fund	Manager’s commentary and fund performance	Portfolio of investments
Asia Pacific Total Return Bond Fund	4	41
Capital Appreciation Fund	5	44
Capital Appreciation Value Fund	6	45
Core Bond Fund	7	52
Fundamental Global Franchise Fund	8	62
Global Bond Fund	9	62
Global Real Estate Fund	10	77
Health Sciences Fund	11	79
High Yield Fund	12	81
International Growth Stock Fund	13	89
International Small Cap Fund	14	90
International Strategic Equity Allocation Fund	15	91
International Value Fund	16	108
Investment Quality Bond Fund	17	109
Mid Cap Stock Fund	18	118
Mid Value Fund	19	120
Multi-Index Lifestyle Aggressive Portfolio	20	122
Multi-Index Lifestyle Balanced Portfolio	21	122
Multi-Index Lifestyle Conservative Portfolio	22	123
Multi-Index Lifestyle Growth Portfolio	23	124
Multi-Index Lifestyle Moderate Portfolio	24	124
Real Estate Equity Fund	25	125
Real Estate Securities Fund	26	125
Real Return Bond Fund	27	126
Science & Technology Fund	28	136
Short Term Government Income Fund	29	138
Small Cap Growth Fund	30	139
Small Company Growth Fund	31	141
Small Company Value Fund	32	143
Strategic Equity Allocation Fund	33	146
Total Return Fund	34	184
U.S. High Yield Bond Fund	35	198
U.S. Strategic Equity Allocation Fund	36	203

John Hancock Funds II

Manager’s commentary and fund performance

Fund performance

In the following pages we have set forth information regarding the performance of certain funds of John Hancock Funds II (the Trust). There are several ways to evaluate a fund’s historical performance. One can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance tables

The performance tables show two types of total return information: cumulative and average annual total returns. A cumulative total return is an expression of a fund’s total change in share value in percentage terms over a set period of time—one, five, and ten years (or since the fund’s inception if less than the applicable period). An average annual total return takes the fund’s cumulative total return for a time period greater than one year and shows what would have happened if the fund had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the Trust, but do not reflect the expenses of any insurance company separate accounts (including a possible contingent deferred sales charge) that may invest in the funds, as applicable. If these were included, performance would be lower.

Graph—Change in value of $10,000 investment and comparative indexes

The performance graph for each fund (or portfolio), shows the change in value of a $10,000 investment over the life or ten-year period of each fund (or portfolio) whichever is shorter. Each fund’s (or portfolio’s) performance is compared with the performance of one or more broad-based securities indexes as a “benchmark.” All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and fund (or portfolio) operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reflect any fees or expenses. Funds (or portfolios), that invest in multiple asset classes are compared with a customized benchmark. This benchmark comprises a set percentage allocation from each of the asset classes in which the fund invests.

Portfolio manager’s commentary

Finally, we have provided a commentary by each portfolio manager regarding each fund’s (or portfolio’s) performance during the period ended August 31, 2017. The views expressed are those of the portfolio managers as of August 31, 2017, and are subject to change based on market and other conditions. Information about a fund’s (or portfolio’s) holdings, asset allocation, or country diversification is historical and is no indication of future fund composition, which will vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The funds (or portfolios) are not insured by the Federal Deposit Insurance Corp., are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks, including loss of principal amount invested. For a more detailed discussion of the risks associated with the funds (or portfolios), see the funds’ prospectuses.

Standard & Poor’s, Standard & Poor’s 500, “S&P 500,” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. “Russell 1000,” “Russell 2000,” “Russell 3000,” and “Russell Midcap” are trademarks of Frank Russell Company. “Wilshire 5000” is a trademark of Wilshire Associates. “EAFE” and “MSCI” are trademarks of MSCI, Inc. “Bloomberg Barclays” is a registered trademark of Bloomberg LP. “Lipper” is a registered trademark of Reuters S.A. None of the funds in the Trust is sponsored, endorsed, managed, advised, sold, or promoted by any of these companies, and none of these companies makes any representation regarding the advisability of investing in the Trust.

Asia Pacific Total Return Bond Fund

Subadvisor: John Hancock Asset Management a division of Manulife Asset Management (US) LLC (John Hancock Asset Management)
Portfolio Managers: Neal Capecci, Endre Pedersen, Jimond Wong, CFA, CPA

INVESTMENT OBJECTIVE & POLICIES  >  The fund seeks to maximize total return. The fund seeks to generate capital appreciation and income by investing at least 80% of net assets (plus borrowings for investment purposes) in a diversified portfolio of bonds issued by governments, government agencies, international organizations issuing supranational bonds, and corporate issuers in Asia and the Asian region, including Australia and New Zealand.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Portfolio Composition*	% of Total
Corporate bonds	57.9
Foreign government obligations	37.0
U.S. Government	3.2
Other assets and liabilities, net	1.9

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended August 31, 2017, the Asia Pacific Total Return Bond Fund Class NAV shares returned 3.30% and a blend of 50% J.P. Morgan Asia Credit Index and 50% J.P. Morgan Emerging Local Markets Plus Asia Index returned 2.95%.

Environment  >  The U.S. Federal Reserve increased its federal funds target rate three times during the reporting period. After the 2016 U.S. presidential election, U.S. Treasury yields spiked sharply amid expectations of expansive fiscal spending and higher inflation under the new administration. Since August 31, 2016, 10-year Treasury yields rose from 1.58% to 2.12%.

Moody’s Investors Services downgraded China’s sovereign credit rating from Aa3 to A1, citing factors such as rising debt levels and slowing potential growth. However, the announcement had minimal impact on the Chinese bond and currency market since it was expected by most market participants. Standard and Poor’s upgraded Indonesia’s sovereign credit rating from BB+ to BBB-, as the government reduced its budget deficit. The upgrade meant all three major credit rating agencies rate the country as investment grade.

Indian government bond yields fell as the government announced the demonetization of large-denomination notes. This move led to a surge of liquidity in the banking system and a subsequent increase in bond investments from banks. Asian corporate credit markets saw gains, predominately driven by the positive carry costs (investment income exceeds carry cost).

The performance of Asian currencies against the U.S. dollar was mixed. The Indian rupee was one of the better-performing currencies amid capital inflow into the equity market. The Philippine peso was one of the weaker-performing currencies, as the country’s trade deficit widened.

The fund’s exposure to Indonesian and Indian local currency contributed positively to relative performance amid lower bond yields. The fund’s underweight exposure to U.S. dollar interest rate positioning also contributed, as did its overall security selection in corporate bonds.

The fund’s underweight exposure to the Thai baht and zero exposure to New Taiwan dollars detracted from performance, as the currencies strengthened against the U.S. dollar.

We increased the fund’s interest rate duration slightly after the spike in U.S. Treasury yields during the fourth quarter of 2016, to take advantage of the higher yields (3.51 to 3.57). In addition, we reduced the fund’s exposure to Asian local currencies to lock in gains amid the weak U.S. dollar environment.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return
Periods Ending August 31, 2017	1-year	5-year	10-year	Since Inception	5-year	10-year	Since Inception
Asia Pacific Total Return Bond Fund Class NAV (began 1/16/13)	3.30%	—	—	1.94%	—	—	9.31%
J.P. Morgan Asia Credit Index[3,4]	2.41%	—	—	4.41%	—	—	22.11%
J.P. Morgan Emerging Local Markets Plus Asia Index[4,5]	3.48%	—	—	–0.12%	—	—	–0.57%
Blended Index[4,6]	2.95%	—	—	2.14%	—	—	10.28%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.
2	Since inception, a portion of the Asia Pacific Total Return Bond Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.
3	The J.P. Morgan Asia Credit Index measures the performance of Asia ex Japan U.S.D. denominated bond market.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
5	The J.P. Morgan Emerging Local Markets Plus Asia Index tracks total returns for local-currency-denominated money market instruments in over 20 emerging markets countries.
6	The Blended Index is 50% J.P. Morgan Asia Credit Index and 50% J.P. Morgan Emerging Local Markets Plus Asia Index.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Class NAV shares the net expense equals the gross expense and is 0.81%.

Capital Appreciation Fund

Subadvisor: Jennison Associates LLC
Portfolio Managers: Michael A. Del Balso, Kathleen A. McCarragher, Spiros “Sig” Segalas

INVESTMENT OBJECTIVE & POLICIES  >  The fund seeks long-term growth of capital. Under normal market conditions, the fund invests at least 65% of the fund’s total assets in equity and equity-related securities of companies that, at the time of investment, exceed $1 billion in market capitalization and that the subadvisor believes to have above-average growth prospects.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX

Sector Composition*	% of Total
Information technology	51.7
Consumer discretionary	21.5
Health care	12.1
Industrials	4.7
Consumer staples	3.1
Financials	2.8
Real estate	1.3
Materials	1.2
Energy	0.8
Short-term investments and other	0.8

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended August 31, 2017, the Capital Appreciation Fund Class NAV shares returned 26.62% and the Russell 1000 Growth Index returned 20.82%.

Environment  >  The surprising outcome of the U.S. presidential election and the new administration’s shaky start contributed to investor uncertainty in the period. The initial favorable response to the election reflected anticipation of lower corporate tax rates, a less onerous regulatory environment, and increased fiscal spending on infrastructure. With legislative accomplishments elusive and factionalism impeding cooperation, market expectations moderated. Solid economic fundamentals in the U.S. included moderate gross domestic product growth, robust employment, and accelerating corporate profit growth.

The information technology and consumer discretionary sectors had the greatest positive impact on relative performance. In information technology, Apple, Inc.’s strength reflected the proliferation of the iOS platform across mobile and personal computer landscapes as well as the financial power and attractive margins of the company’s hardware products. NVIDIA Corp.’s revenue and earnings exceeded expectations, and the company is focusing on high-growth markets where it is leveraging its graphics expertise to offer high-value-added solutions. Alibaba Group Holding, Ltd. beat consensus earnings expectations. The company operates China’s largest online wholesale platform for small businesses, China’s largest online retail website, and China’s largest online third-party platform for brands and retailers. Facebook, Inc.’s revenue and earnings beat consensus expectations, with user growth continuing to accelerate and engagement remaining solid.

In consumer discretionary, Netflix, Inc.’s strong subscriber growth reflected the appeal of the company’s original programming. A shift toward exclusive deals and original content, increasing pricing power, international expansion, and scale advantage have strengthened the company’s long-term competitive positioning. Amazon.com, Inc. continued to invest in its core retail business and the proliferation of digital commerce via the mobile market. The stock benefited from strong execution, long-term revenue growth, and development of an important business opportunity in cloud infrastructure. Amazon’s acquisition of Whole Foods (not held) potentially unlocks another large addressable market.

Health care holdings detracted from relative performance. Alexion Pharmaceuticals, Inc. declined on news of management shakeups and an investigation into its sales practices. Shire PLC’s weakness was related to the possibility of increased competition for its hemophilia drugs. Pressures from growing competition also hurt Novo Nordisk A/S, the world’s leading insulin maker. Other detractors from performance included O’Reilly Automotive, Inc. and QUALCOMM, Inc. O’Reilly’s revenue, earnings, and comparable-store sales missed estimates. The stock’s weakness also may have reflected concerns about online competition. Cellphone chipmaker QUALCOMM fell on new and ongoing antitrust litigation. We sold Shire, Novo Nordisk, and O’Reilly.

PERFORMANCE TABLE[1,2]	Average Annual Total Return			Cumulative Total Return
Periods Ending August 31, 2017	1-year	5-year	10-year	5-year	10-year
Capital Appreciation Fund Class 1	26.53%	16.34%	9.91%	113.17%	157.17%
Capital Appreciation Fund Class NAV	26.62%	16.39%	9.96%	113.58%	158.48%
Russell 1000 Growth Index[3,4]	20.82%	15.41%	9.39%	104.72%	145.35%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.
2	Since inception, a portion of the Capital Appreciation Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.
3	The Russell 1000 Growth Index is an unmanaged index composed of the Russell 1000 Index securities that have a greater-than-average growth orientation.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class 1 shares – 0.79% and Class NAV shares – 0.74%.

Capital Appreciation Value Fund

Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: David R. Giroux

INVESTMENT OBJECTIVE & POLICIES  >  The fund seeks long-term capital appreciation. Common stocks typically constitute at least 50% of the fund’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, bank loans, foreign securities, futures, and options.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX

Portfolio Composition*	% of Total
Common stocks	62.5
Corporate bonds	20.1
Preferred securities	3.6
Term loans	1.3
Short-term investments and other	12.5

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year ended August 31, 2017, the Capital Appreciation Value Fund Class NAV shares returned 11.26% and the S&P 500 Index returned 16.23%.

Environment  >  U.S. markets remained relatively flat in the months leading up to the November 2016 U.S. elections due to political uncertainty and concerns about the timing of upcoming Federal Reserve (Fed) interest rate increases. Following the presidential election of Donald Trump, U.S. equities rocketed higher amid hopes for lower tax rates, reduced regulation, and increased infrastructure spending that could lead to stronger economic growth and corporate profits. Although the Fed raised short-term rates three times during the period and new fiscal stimulus had yet to materialize, stocks continued to grind higher in 2017, helped by generally solid corporate earnings and confidence that monetary policy would remain supportive. Returns were more muted late in the period, as worries about crises both in the U.S. and abroad seemed to play a large role in dampening investor sentiment.

In this environment, the S&P 500 Index posted strong positive returns. Most sectors advanced, led by information technology and financials. Energy and telecommunication services were the only sectors that declined.

From an asset class perspective, the fund’s underlying equity holdings by themselves outperformed the S&P 500 Index. The fund’s bond holdings, although posting a positive return for the period, were a drag on results relative to the benchmark as equities outperformed fixed income securities.

Among equities, the leading detractor from relative performance was the financials sector, due to stock selection. Shares of global insurance broker Marsh & McLennan Companies, Inc. advanced but trailed the broader sector, as bank and capital markets names provided stronger returns on a rise in interest rates and optimism for a healthier regulatory environment. Stock choices in the consumer discretionary sector also hindered relative results.

The health care sector was the leading contributor to relative results due to stock choices. UnitedHealth Group, Inc. benefited from better-than-expected medical loss ratios, lower tax rates, and solid performance in its Optum health services business. The energy sector also supported relative performance due to both an underweight position and stock selection.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return
Periods Ending August 31, 2017	1-year	5-year	10-year	Since Inception	5-year	10-year	Since Inception
Capital Appreciation Value Fund Class NAV (began 1/6/11)	11.26%	12.35%	—	11.17%	79.00%	—	102.21%
S&P 500 Index[3,4]	16.23%	14.34%	—	12.82%	95.43%	—	123.12%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.
2	Since inception, a portion of the Capital Appreciation Value Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.
3	The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Class NAV shares, the net expense equals the gross expense and is 0.85%.

Core Bond Fund

Subadvisor: Wells Capital Management, Inc.
Portfolio Managers: Troy Ludgood, Thomas O’Connor, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The fund seeks total return consisting of income and capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities, and money market instruments.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX

Portfolio Composition*	% of Total
U.S. Government	29.7
U.S. Government Agency	26.7
Corporate bonds	21.0
Asset backed securities	11.5
Collateralized mortgage obligations	5.3
Foreign government obligations	1.4
Municipal bonds	0.6
Short-term investments	3.8

*	As a percentage of total investments.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended August 31, 2017, the Core Bond Fund Class NAV shares returned 0.51% and the Bloomberg Barclays U.S. Aggregate Bond Index returned 0.49%.

Environment  >  The end of 2016 was characterized by rising sovereign yields in the midst of firming growth and inflation outlooks along with a changing political landscape in the U.S. The Federal Reserve (Fed) delivered a much anticipated 25 basis point (bps) rate hike in December, mirroring the “wait all year for one hike” of 2015. The political landscape continued to drive markets as participants digested a dynamic and changing policy landscape amid President Trump officially taking office. The market closely scrutinized the impact of a number of executive orders, presidential memorandums, and social media posts from the White House. Risk-on sentiment and optimism endured, with risk assets reaching new highs at points in 2017. The Fed delivered two additional 25 basis point rate hikes in March and June, with the circulated statements providing markets with more clarity around the ultimate timing of balance sheet reinvestment tapering. As the summer came to a close and just after period end, hurricanes wreaked havoc on Houston, Florida, and in the Caribbean. Overseas, in response to continued missile tests by North Korea, the U.N. Security council imposed additional economic sanctions on Kim Jong Un and his regime.

During the period, a sector overweight to asset-backed securities (ABS) contributed to performance. Security selection within ABS also contributed to performance, driven by our positioning within student loan backed collateral. Additionally, security selection within mortgage-backed securities (MBS) contributed to performance. Within credit, security selection within the sovereigns, foreign agencies, and technology subsectors contributed; however within the insurance, energy, and telecoms subsectors detracted and within MBS, our underweight to lower coupons was a modest detractor.

We continue to favor an overweight to ABS on stable fundamentals in core sectors and attractive risk-adjusted valuations, while maintaining a small overweight in commercial MBS. We further tempered our overweight to credit. Finally, we maintained an underweight to Agency MBS, albeit at a reduced magnitude as mortgages have, in our view, lagged some of the outperformance in other sectors. We remain poised to take advantage of security selection opportunities as they arise.

PERFORMANCE TABLE[1,2]	Average Annual Total Return			Cumulative Total Return
Periods Ending August 31, 2017	1-year	5-year	10-year	5-year	10-year
Core Bond Fund Class 1	0.46%	2.18%	4.81%	11.38%	59.94%
Core Bond Fund Class NAV	0.51%	2.23%	4.86%	11.68%	60.71%
Bloomberg Barclays U.S. Aggregate Bond Index[3,4]	0.49%	2.19%	4.40%	11.44%	53.85%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.
2	Since inception, a portion of the Core Bond Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.
3	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class 1 shares – 0.67% and Class NAV shares – 0.62%.

Fundamental Global Franchise Fund

Subadvisor: John Hancock Asset Management
Portfolio Managers: Emory W. Sanders, Jr., CFA, Jonathan White

INVESTMENT OBJECTIVE & POLICIES  >  The fund seeks to provide capital appreciation. Under normal market conditions, the fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities of franchise companies. A franchise company is one whose return on invested capital over a three-year period is above its cost of capital.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Consumer staples	35.3
Consumer discretionary	22.2
Information technology	16.3
Health care	6.0
Industrials	5.5
Real estate	4.0
Financials	2.4
Short-term investments and other	8.3

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended August 31, 2017, the Fundamental Global Franchise Fund Class NAV shares returned 15.09% and the MSCI World Index returned 16.84%.

Environment  >  The market environment was largely favorable for stocks this period, as global economies showed signs of recovery. The U.S. and Canadian central banks hiked their short-term interest rate targets, while central banks in Europe and the U.K. signaled they were getting closer to raising rates. In the U.S., anticipation of pro-growth policies and tax reform under the new Trump administration fueled added gains. In addition, corporate earnings were largely positive. However, these positive factors were tempered by North Korea’s missile launches, an investigation into Russia’s interference in the U.S. election, and low oil prices. For the period, many non-U.S. markets outperformed U.S. returns. Within the MSCI World Index, the financials and information technology sectors produced especially strong gains, while the energy sector had the weakest result.

A sizable overweight in the weak-performing consumer staples sector, on average over one-third of the fund’s assets, and a notable underweight in the financials sector detracted from relative performance. Disappointments included Belgium-based global brewer Anheuser-Busch InBev SA and fashion brand and home goods company Ralph Lauren Corp. Shares of Anheuser-Busch were weighed down by sluggish performance in the U.S. and economic weakness in Brazil, both key end markets for the company. Ralph Lauren’s share price declined because the company’s turnaround is taking longer than expected, partly due to significant exposure to department stores and to the unexpected departure of the CEO in February.

Among the positive factors, within consumer discretionary, the top individual contributor was Italy-based luxury car manufacturer Ferrari NV, a new addition to the fund this past year. The stock rallied sharply, buoyed by growing appreciation for the company’s business model and earnings growth potential. Another notable contributor was consumer technology leader Apple, Inc., which delivered an excellent return following better-than-expected financial results that were fueled by the company’s solid iPhone franchise and growing services business. Mounting expectations for the 10th anniversary iPhone also helped. Both Ferrari and Apple were large overweight positions.

The fund remained focused on financially sound companies with global reach, competitive advantages, sustainable cash flow and share prices, offering both downside protection and good return potential.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return
Periods Ending August 31, 2017	1-year	5-year	10-year	Since Inception	5-year	10-year	Since Inception
Fundamental Global Franchise Fund Class A (began 6/29/12)[3]	8.85%	11.91%	—	12.64%	75.53%	—	85.19%
Fundamental Global Franchise Fund Class I (began 6/29/12)	14.97%	13.49%	—	14.18%	88.23%	—	98.59%
Fundamental Global Franchise Fund Class R6[4]	14.85%	13.12%	—	13.82%	85.21%	—	95.39%
Fundamental Global Franchise Fund Class NAV (began 6/29/12)	15.09%	13.59%	—	14.29%	89.08%	—	99.66%
MSCI World Index[5,6]	16.84%	11.73%	—	12.78%	74.10%	—	86.35%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.
2	Since inception, a portion of the Fundamental Global Franchise Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.
3	Class A returns reflect maximum sales charge of 5%.
4	Class R6 shares were first offered on 2-13-17. Returns prior to this date are those of Class A shares that have been recalculated to reflect the expenses of Class R6 shares.
5	The MSCI World Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.
6	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Class A, Class I, Class R6, and Class NAV shares, the net expenses equal the gross expenses, and are 1.30%, 0.99%, 0.90% and 0.88%, respectively.

Global Bond Fund

Subadvisor: Pacific Investment Management Company LLC
Portfolio Manager: Andrew Balls, Sachin Gupta, Lorenzo Pagani

INVESTMENT OBJECTIVE & POLICIES  >  The fund seeks maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments that are economically tied to at least three countries, one of which may be the United States, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Portfolio Composition*	% of Total
Corporate bonds	37.7
Foreign government obligations	19.1
Collateralized mortgage obligations	14.1
U.S. Government Agency	11.4
Asset backed securities	5.4
U.S. Government	4.4
Municipal bonds	1.1
Term loans	0.5
Escrow shares	0.1
Short-term investments	6.2

*	As a percentage of total investments.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended August 31, 2017, the Global Bond Fund Class NAV shares returned 1.03% and the Bloomberg Barclays Global Aggregate Bond Index returned 0.19%.

Environment  >  The end of 2016 saw Donald Trump’s stunning win of the U.S. presidential election, which caused most markets to focus on the pro-growth and inflationary potential of fiscal stimulus. At the start of 2017, optimism surged among U.S. businesses and consumers, and solid fundamentals helped bolster risk appetites. However, the risk rally — spurred in part by expectations for growth-enhancing policies such as fiscal stimulus, tax reform, and deregulation — moderated over the period as policy setbacks illustrated the difficulties the administration would have in implementing its pro-growth agenda.

Moving into the second half of the period, elections in Europe, continued political controversy in the U.S., and geopolitical tensions dominated headlines and contributed to brief bouts of investor uncertainty. However, a solid fundamental backdrop upheld risk appetite. Policy from developed market central bankers began to converge, as the Federal Reserve raised rates in December, March, and June and unveiled details of its plan to gradually reduce its balance sheet. The Bank of Canada raised rates for the first time in seven years, and the European Central Bank and the Bank of England suggested the potential for a reduction in easy monetary policy.

Over the period, U.S. treasuries rose across the yield curve, with the very short end of the curve increasing relatively more. Globally, government yields in Japan and Europe, specifically in the UK, Germany, and Italy, rose in tandem. Within the spread market, rising inflation expectations caused inflation breakeven spreads (the difference between nominal and real yields, representing market inflation expectations) to widen, while corporate and emerging market spreads tightened. Currency markets were mixed as the euro appreciated against the U.S. dollar, and the Japanese yen depreciated against the U.S. dollar.

Spread sector strategies were overall positive for relative performance, as an allocation to the securitized sector, specifically non-agency mortgage-backed securities benefited the portfolio. Furthermore, investment in select covered or collateralized securities, specifically German bank debentures (pfandbriefe), as well as select exposure with high yield credit added to performance as spreads tightened over the period. Exposure to U.S. treasury inflation protected securities contributed to performance as breakeven inflation levels widened.

The fund’s overall interest rate strategies were negative for returns over the period. Positioning and allocations across the U.S. markets added to performance over the period; however, this was more than offset by losses within specific developed global markets, such as Italy, Spain, France and the U.K. In addition, select Brazilian local interest rate exposure detracted from performance. An underweight to investment grade credit detracted from performance. Overall, currency strategies broadly detracted. Yen and euro positioning relative to the U.S. dollar detracted from performance, which offset gains from exposure to emerging currencies, specifically within the Mexican peso and Korean won.

PERFORMANCE TABLE[1,2]	Average Annual Total Return			Cumulative Total Return
Periods Ending August 31, 2017	1-year	5-year	10-year	5-year	10-year
Global Bond Fund Class 1	1.05%	1.22%	4.74%	6.24%	58.94%
Global Bond Fund Class NAV	1.03%	1.26%	4.79%	6.47%	59.72%
Bloomberg Barclays Global Aggregate Bond Index[3,4]	0.19%	0.91%	3.63%	4.61%	42.91%
J.P. Morgan Global Government Bond Unhedged Index[4,5]	–1.34%	0.19%	3.62%	0.94%	42.65%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.
2	Since inception, a portion of the Global Bond Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.
3	The Bloomberg Barclays Global Aggregate Bond Index is an unmanaged index of global investment-grade debt securities.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
5	The J.P. Morgan Global Government Bond Unhedged Index is an unmanaged index which measures the performance of leading government bond markets based on total return in U.S. currency, and reflects reinvestment of all applicable dividends, capital gains and interest.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class 1 shares – 0.82% and Class NAV shares – 0.76%.

Global Real Estate Fund

Subadvisor: Deutsche Investment Management Americas Inc.
Portfolio Managers: John Hammond, Chris Robinson, John W. Vojticek, David W. Zonavetch, CPA

INVESTMENT OBJECTIVE & POLICIES  >  The fund seeks a combination of long-term capital appreciation and current income. Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S real estate investment trusts (REITs), foreign entities with tax-transparent structures similar to REITs and U.S. and foreign real estate operating companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Portfolio Composition*	% of Total
Retail REITs	18.4
Office REITs	12.5
Residential REITs	12.2
Diversified REITs	10.3
Industrial REITs	9.2
Diversified real estate activities	8.7
Health care REITs	7.9
Real estate operating companies	7.5
Specialized REITs	5.8
Hotel and resort REITs	4.0
Real estate development	1.1
IT consulting and other services	1.1
Hotels, resorts and cruise lines	0.9
Industrial conglomerates	0.3
Short-term investments and other	0.1

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended August 31, 2017, the Global Real Estate Fund Class NAV shares returned 0.17% and the EPRA/NAREIT Global Index returned 3.33%.

Environment  >  Over the past year, global property stocks lagged the broader global equity market. The recovery of the world economy is now in its ninth year. In many places this recovery is still slow-moving. However; central banks continue to be accommodating and, for the first time in years, we anticipate a simultaneous pickup in both the emerging and advanced economies. All in all, we expect moderate growth, with low inflation and low interest rates. Equity markets, in particular, favor such an environment.

Against this backdrop, there are several factors that contribute to an optimistic outlook for global real estate. First, initial yields on property relative to 10-year sovereign bond yields are higher than the longer term average, which provides a shock absorber in the event interest rates rise abruptly. Second, supply remains tight, which would indicate limited downside to rental rates. And lastly, the risk of a recession across markets also appears low. Combined, we expect these factors to support stable fundamentals. We expect dividend growth to remain positive going forward due to strong cash flow growth and low payouts. We agree that higher interest rates pose the most immediate risk to the global real estate market, but we currently believe the market has already largely priced this factor into share prices. Furthermore, since the Federal Reserve has officially entered a tightening phase, we expect global real estate performance to be increasingly dictated by underlying fundamentals instead of uncertainty around future monetary policy and swinging U.S. treasury yields. Improving cash flow growth coupled with increased external growth suggest listed real estate can deliver mid to high single digit returns over the next 12 months.

Over the period, performance for the fund was driven by weak stock selection in continental Europe. This was slightly offset by positive stock selection in other regions, particularly in the Americas, Japan and the United Kingdom. Regional allocation decisions detracted from relative performance, primarily from the underweight positioning in Asia (excluding Japan) which significantly outperformed the broader global real estate market. During the last year, the portfolio’s largest overweight regions included the United Kingdom and Japan, while the Americas was the largest underweight region.

PERFORMANCE TABLE[1,2]	Average Annual Total Return			Cumulative Total Return
Periods Ending August 31, 2017	1-year	5-year	10-year	5-year	10-year
Global Real Estate Fund Class NAV	0.17%	7.75%	2.47%	45.23%	27.63%
EPRA/NAREIT Global Index[3,4]	3.33%	7.98%	3.01%	46.77%	34.48%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.
2	Since inception, a portion of the Global Real Estate Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.
3	The EPRA/NAREIT Global Index is an unmanaged index, designed to track the performance of listed real estate companies and REITs worldwide.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Class NAV shares, the net expense equals the gross expense and is 1.00%.

Health Sciences Fund

Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: Ziad Bakri

INVESTMENT OBJECTIVE & POLICIES  >  The fund seeks long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to healthcare, medicine, or the life sciences.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Industry Composition*	% of Total
Biotechnology	39.0
Health care providers and services	22.1
Health care equipment and supplies	17.1
Pharmaceuticals	13.3
Life sciences tools and services	5.5
Food and staples retailing	1.1
Health care technology	0.7
Specialty retail	0.1
Software	0.1
Short-term investments	1.0

*	As a percentage of total investments.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended August 31, 2017, the Health Sciences Fund Class NAV shares returned 18.48% and the Lipper Health/Biotechnology Index returned 19.10%.

Environment  >  The election of Donald Trump in last year’s U.S. presidential election prompted a substantial rally as hopes for the new administration seemed to help stocks gather renewed momentum later in November and into mid-December. Several factors may have been at work in the rally. Chief among them were expectations for higher economic growth and corporate profits in response to both tax cuts and increased infrastructure spending. However, setbacks in the Republicans’ effort to repeal and replace the Affordable Care Act sparked investor concerns during the first half of 2017 as most observers anticipated that progress on tax cuts and other stimulus initiatives would be delayed. The 12-month period ended with heightened tensions between the U.S. and North Korea, as the latter’s launch of a ballistic missile over Japan on August 28 caused a brief pullback.

After struggling for much of 2016 amidst a difficult backdrop with increased pressure on drug pricing and fears of a deceleration in innovation, health care has been a notable area of strength, and the Lipper Health/Biotechnology Funds Index outperformed the broader market. Services and biotechnology performed the best. The possible repeal and replacement of the Affordable Care Act served as an area of interest for services; however, since the likelihood of a new program that differs drastically from the status quo has decreased, the level of uncertainty surrounding this area diminished during the period. Biotechnology gained traction as concerns surrounding drug pricing lessened. Conversely, pharmaceuticals yielded more modest positive returns, the lowest segment return in the index.

Stock selection in pharmaceuticals detracted from results. Shares of Mallinckrodt PLC fell during the period on concerns about drug pricing that affected the specialty pharmaceutical industry broadly. Shares of Shire PLC were pressured by concerns that its hemophilia business would be negatively impacted by a new drug being developed by a competitor. We believe that Shire’s hemophilia business is more defensible than the market expects and think the company has a compelling product pipeline and a solid, seasoned management team.

On the other hand, stock selection in biotechnology assisted relative performance the most. Within the sector, Kite Pharma, Inc. was a notable contributor to relative results. Its shares increased significantly throughout 2017, thanks in large part to optimism surrounding early approval for AxiCel, the firm’s cutting-edge cancer therapy. Shares spiked at the end of August as speculation that Kite Pharma was a prime takeout target turned into reality when Gilead Sciences, Inc. (also held by the fund) announced plans to acquire the company at a substantial premium.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return
Periods Ending August 31, 2017	1-year	5-year	10-year	Since Inception	5-year	10-year	Since Inception
Health Sciences Fund Class NAV (began 9/30/11)	18.48%	20.32%	—	23.28%	152.12%	—	245.41%
S&P 500 Index[3,4]	16.23%	14.34%	—	16.08%	95.43%	—	141.85%
Lipper Health/Biotechnology Index[4,5]	19.10%	19.59%	—	21.60%	144.57%	—	218.47%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.
2	Since inception, a portion of the Health Sciences Fund expenses was reimbursed. If such expenses were not reimbursed, returns would be lower.
3	The S&P 500 Index is an unmanaged index that includes 500 widely traded stocks.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
5	The Lipper Health/Biotechnology Index measures the performance of health and biotech funds.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Class NAV shares, the net expense equals the gross expense and is 1.10%.

High Yield Fund

Subadvisor: Western Asset Management Company
Portfolio Managers: Michael C. Buchanan, S. Kenneth Leech

INVESTMENT OBJECTIVE & POLICIES  >  The fund seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX

Portfolio Composition*	% of Total
Corporate bonds	89.2
Term loans	3.1
Common stocks	1.6
Preferred securities	1.3
Foreign government obligations	1.1
Convertible bonds	1.0
Collateralized mortgage obligations	0.5
Short-term investments and other	2.2

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended August 31, 2017, the High Yield Fund Class NAV shares returned 8.33% and the Citigroup High Yield Index returned 8.26%.

Environment  >  The high yield market turned in solid returns for the annual period generating positive returns in most months. A key driver of performance included generally positive global economic reports which instilled confidence throughout the credit markets that growth was on firm footing, encouraging investment in risk assets. U.S. gross domestic product grew at 3% in the second quarter while global growth is estimated to have been approximately 3.5%. Concern that the Chinese economy was slowing was not validated which helped stabilize commodity prices. Crude prices remained range bound in the mid to upper $40’s per barrel for most of the period. The election of Donald Trump and a sweep of both houses of Congress by the Republican Party were seen as supportive of the credit markets. President Trump’s proposed agenda included a commitment to significant infrastructure investment and a call for tax reform, the centerpieces of which would be a substantial cut to corporate tax rates. The administration got off to a tumultuous start which included the dismissal of the FBI Director and the naming of a special prosecutor to investigate Russian influence in the U.S. election. Other potentially derailing events included: rising tensions on the Korean peninsula, multiple terrorist attacks around the world, and three Federal Reserve rate hikes. Despite these events the market shrugged them off and continued to rally. No doubt, better than expected corporate earnings reports had a big part in keeping the market on track. Year over year, the average high yield company demonstrated improved financial metrics including lower leverage and higher liquidity.

The fund’s quality positioning aided performance. The fund held an overweight position in lower rated issuances which, in general, outperformed and an underweight position in higher rated issuances, which were generally weaker. Sector allocation had a neutral impact on relative performance as the negative impact of an underweight to outperforming industrials, was offset by an overweight position in outperforming financials. Issue selection negatively impacted relative performance as equity received in corporate restructurings of certain defaulted energy companies (such as KCAD Holdings, Ltd.) declined in value.

PERFORMANCE TABLE[1,2]	Average Annual Total Return			Cumulative Total Return
Periods Ending August 31, 2017	1-year	5-year	10-year	5-year	10-year
High Yield Fund Class 1	8.31%	5.24%	6.88%	29.11%	94.48%
High Yield Fund Class NAV	8.33%	5.30%	6.94%	29.47%	95.61%
Citigroup High Yield Index[3,4]	8.26%	6.02%	7.58%	33.94%	107.56%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.
2	Since inception, a portion of the High Yield Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.
3	The Citigroup High Yield Index is an unmanaged index that measures the performance of below-investment grade debt issued by corporations domiciled in the U.S. or Canada.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class 1 shares – 0.79% and Class NAV shares – 0.74%.

International Growth Stock Fund

Subadvisor: Invesco Advisers, Inc.
Portfolio Managers: Brentley Bates, CFA, CPA, Mathew Dennis, CFA, Mark Jason, CFA, Richard Nield, CFA, Clas Olsson

INVESTMENT OBJECTIVE & POLICIES  >  The fund seeks to achieve long-term growth of capital. The fund invests primarily in a diversified portfolio of international securities whose issuers are considered by the fund’s portfolio managers to have potential for earnings or revenue growth. Under normal market conditions, the fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of any market capitalization.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX

Sector Composition*	% of Total
Financials	24.2
Information technology	19.3
Industrials	14.6
Consumer staples	11.7
Consumer discretionary	10.1
Health care	6.5
Energy	4.0
Materials	2.4
Short-term investments and other	7.2

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended August 31, 2017, the International Growth Stock Fund Class NAV shares returned 12.02% and the MSCI AC World ex-U.S.A. Growth Index returned 17.86%.

Environment  >  In November 2016, the U.S. presidential election caused a rally in U.S. stocks, particularly in the health care and financials sector. However, non-U.S. equities, particularly emerging market equities, traded lower due to currency weakness and the potential for a less favorable trade environment. Global equity markets began 2017 with a broad rally. Volatility was largely absent, and emerging market equities ended up with double-digit gains for the full period. Improved consumer confidence and eurozone employment data fueled positive market sentiment, while investors generally shrugged off Fed interest rate hikes in December 2016, and March and June 2017. For the reporting period as a whole, international equities outperformed US equites, with emerging markets leading the way.

Relative underperformance was driven primarily by the negative impact of stock selection in the information technology (IT), consumer discretionary, and health care sectors. In contrast, stock selection and an underweight in the consumer staples sector helped to offset some of the shortfall.

At the sector level, stock selection in the IT sector was the leading detractor from relative performance. Some of the best performers were momentum IT stocks, like Tencent Holdings Ltd. and Alibaba Group Holding, Ltd. The fund had no exposure to any of these stocks due to their high valuations, which was a key driver of the portfolio’s relative underperformance. Security selection in the consumer discretionary sector was another key detractor from relative performance. Holdings in the multiline retail industry also hurt relative performance. Certain positions in the health care sector were a drag on both absolute and relative performance. From a geographic perspective, stock selection and overweight exposure in Israel was the largest detractor from relative performance. Security selection and an underweight in China also detracted from relative return.

Conversely, the consumer staples sector, thanks to both stock selection and a relative underweight, was the leading contributor to relative performance. Holdings in the beverages industry contributed to relative return within the sector. Security selection and an overweight in the financials sector contributed to relative results as well. Geographically, stock selection in Switzerland led relative performance. Stock selection in Germany also contributed to relative results.

Over the long-term, the managers believe their focus on corporate fundamentals continues to serve portfolio investors well in an environment that remains dominated by macroeconomic and political uncertainties. Regardless of the macroeconomic environment, they remain focused on applying a well-established, long-term, bottom-up investment process that seeks to identify attractively valued, high-quality, growth companies.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return
Periods Ending August 31, 2017	1-year	5-year	10-year	Since Inception	5-year	10-year	Since Inception
International Growth Stock Fund Class NAV (began 9/16/10)	12.02%	7.38%	—	6.74%	42.76%	—	57.48%
MSCI AC World ex-USA Growth Index[3,4]	17.86%	8.61%	—	6.56%	51.14%	—	55.61%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.
2	Since inception, a portion of the International Growth Stock Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.
3	The MSCI AC World ex-U.S.A. Growth Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets and emerging markets, excluding the Unites States of America, that have higher than average growth characteristics.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Class NAV shares, the net expense equals the gross expense and is 0.86%.

International Small Cap Fund

Subadvisor: Franklin Templeton Investment Corp.
Portfolio Managers: Harlan B. Hodes, CPA, David Tuttle, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The fund seeks long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in investments of smaller companies outside the U.S., including emerging markets, which, at the time of investment, have total stock market capitalizations or annual revenues of $4 billion or less.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX

Sector Composition*	% of Total
Consumer discretionary	24.7
Industrials	20.1
Financials	14.2
Information technology	11.7
Consumer staples	7.1
Health care	6.5
Materials	5.6
Real estate	3.1
Energy	2.7
Short-term investments and other	4.3

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended August 31, 2017, the International Small Cap Fund Class NAV shares returned 21.82% and the MSCI AC World ex U.S.A. Small Cap Index returned 20.01%.

Environment  >  During the 12-month period under review, international small-capitalization stocks slightly outperformed their larger-capitalization counterparts. Positive factors were improved industrial commodity prices at certain points during the period, generally upbeat economic data across regions, investor optimism about pro-growth and pro-business policies in the U.S., hopes of tax reforms under the Trump administration, Emmanuel Macron’s election as France’s president, accommodative monetary policies of various global central banks, and encouraging corporate earnings reports.

Several holdings performed well during the period under review. India-based Dewan Housing Finance Corp., Ltd. benefited from its low valuation, a positive shift in investor sentiment, and growth opportunities in the mortgage finance industry. Despite the recent share price appreciation, Dewan has continued to trade at a sizeable discount to many of its peers. This is partially due to Dewan’s relatively low return on equity, a measure of profitability that is mainly a function of the company’s extensive branch network relative to other firms. Over time, we believe Dewan could see the benefits of its branch network, including higher asset density and better operating leverage.

Italy-based Interpump Group SpA manufactures piston pumps and hydraulic products. Historically, about two-thirds of earnings growth has been driven by merger and acquisition (M&A) done at what we considered attractive valuation multiples and with related synergies. After doubling its revenues over the past five years, we feel Interpump’s M&A engine still has several options under scrutiny. Exposure to end markets such as trucks, agriculture and construction equipment and earth-moving machines, particularly in the U.S. (a geographical market that accounts for a significant portion of the group’s revenues), also helped drive growth.

The fund also had some underperformers during the period. Despite its shares’ current short-term underperformance, we have still seen substantial further potential for Japan-based sportswear exporter Asics Corp. to expand its sales channels and take advantage of its untapped brand value. The global popularity of fitness and running and a growing recognition of ASICS products’ high performance should, in our view, also remain a growth driver for the company.

The sales growth of Amer Sports OYJ, a Finnish sporting goods company, has been under pressure on destocking activity due to the bankruptcy of Sports Authority in North American markets as well as temporary delays in new product launches. However, we believe there is long-term growth opportunity to enable potential double-digit growth in soft goods.

PERFORMANCE TABLE[1,2]	Average Annual Total Return			Cumulative Total Return
Periods Ending August 31, 2017	1-year	5-year	10-year	5-year	10-year
International Small Cap Fund Class 1	21.75%	9.71%	2.94%	58.97%	33.59%
International Small Cap Fund Class NAV	21.82%	9.77%	2.99%	59.37%	34.29%
MSCI AC World ex U.S.A. Small Cap Index[3,4]	20.01%	10.69%	4.13%	66.18%	49.88%
S&P Citigroup Global ex U.S. <$2 Billion Index[4,5]	18.91%	9.87%	3.66%	60.12%	43.29%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.
2	Since inception, a portion of the International Small Cap Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.
3	The MSCI AC World ex U.S.A. Small Cap Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of smaller cap stocks in developed and emerging markets, excluding the United States of America.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
5	The S&P Citigroup Global ex U.S. <$2 Billion Index is an unmanaged index which follows an objective, free float-weighted, rules based methodology, capturing the broad investable opportunity set.
6	Prior to July 1, 2017, the fund compared its performance to the S&P Citigroup Global ex U.S. <$2 Billion Index. After this date, to better reflect the universe of investment opportunities based on the fund’s investment strategy, the fund added the MSCI ACWI ex U.S.A. Small Cap Index as the benchmark to which the fund compares its performance.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class 1 shares – 1.08% and Class NAV shares – 1.03%.

International Strategic Equity Allocation Fund

Subadvisor: John Hancock Asset Management
Portfolio Managers: Robert M. Boyda, Marcelle Daher, CFA, Nathan W. Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The fund seeks capital appreciation. The fund seeks to achieve its investment objective by investing under normal market conditions at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of any market capitalization, including futures on indexes of equity securities. The fund invests primarily in foreign securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX

Sector Composition*	% of Total
Financials	24.2
Industrials	12.2
Consumer discretionary	11.0
Information technology	10.8
Consumer staples	8.6
Health care	7.8
Materials	7.5
Energy	4.8
Telecommunication services	4.0
Real estate	3.3
Utilities	3.0
Short-term investments and other	2.8

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the period of inception (10/17/2016) through August 31, 2017, the International Strategic Equity Allocation Fund Class NAV shares returned 18.26% and the MSCI AC World Index ex-U.S.A. returned 19.97%.

Environment  >  U.S. stocks started the period on a weak note, as investors were cautious ahead of the November U.S. presidential election. However, a strong rally following Donald Trump’s victory began a roughly 10-month stretch in which share prices trended higher with few pullbacks. The widely followed S&P 500 Index hit a series of all-time highs.

Foreign stocks in developed markets did well, particularly in the first part of 2017, as the U.S. dollar weakened against a basket of foreign currencies. This supported foreign stocks quoted in U.S. dollars. Improved economic growth in the eurozone was another factor aiding these financial markets (relative to U.S. markets). Emerging markets posted robust results and benefited from improving fundamentals, U.S. dollar weakness, and investors’ search for more attractive opportunities in the face of relatively high U.S. valuations.

The fund pursues an active international rotational strategy implemented with passive index replication. This means that while the fund is composed of assets that are meant to replicate the performance of various indexes, positioning within the fund is an outcome of fundamental analysis. The fund invests across both international developed and emerging markets equities.

Over the trailing period, overweight positions in India and Brazil detracted from relative performance, but an overweight position in South Korea and underweight position in Russia were additive. The fund’s overall allocation across emerging markets was a positive factor. Allocations across international developed markets detracted from returns, particularly an underweight position in France (which rebounded strongly following its presidential election) and an overweight position in Norway. Conversely, the overweight position in Denmark and underweight position in Israel contributed positively.

We continue to see opportunity in both developed and emerging market equities. It appears to us that both regions are earlier in their respective economic cycles than the United States, and their equity markets offer more compelling valuations. Headline risks, such as potential shocks related to Great Britain’s exit from the European Union, as well as potentially slow economic growth, mute our enthusiasm somewhat. There are signs of improvement among emerging markets, however, we believe selectivity is the key here.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return
Periods Ending August 31, 2017	1-year	5-year	10-year	Since Inception	5-year	10-year	Since Inception
International Strategic Equity Allocation Fund Class NAV (began 10/17/16)	—	—	—	—	—	—	18.26%
MSCI AC World ex.-U.S. Index[3,4]	—	—	—	—	—	—	19.97%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.
2	Since inception, a portion of the International Strategic Equity Allocation Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.
3	The MSCI AC World ex-U.S. Index (gross of foreign withholding taxes on dividends) is a free-float adjusted market capitalization weighted index designed to measure the equity market performance of developed markets and emerging markets, excluding the United States.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Class NAV shares, the net expenses equal the gross expenses and are 0.69%.

International Value Fund

Subadvisor: Templeton Investment Counsel, LLC
Portfolio Managers: Peter A. Nori, CFA, Tucker Scott, CFA, Cindy L. Sweeting, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The fund seeks long-term growth of capital. Under normal market conditions, the fund invests primarily in equity securities of companies located outside the U.S., including emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX

Sector Composition*	% of Total
Financials	20.3
Health care	14.6
Energy	14.0
Materials	9.4
Information technology	8.7
Telecommunication services	8.6
Consumer discretionary	8.1
Industrials	7.8
Consumer staples	1.9
Utilities	1.1
Short-term investments and other	5.5

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended August 31, 2017, the International Value Fund Class NAV shares returned 16.38% and the MSCI EAFE Index returned 18.19%.

Environment  >  International equities advanced during the 12-month review period as stability in China and the election of purportedly pro-business politicians in major western economies fueled rising growth expectations. The fund produced positive results but trailed its benchmark MSCI EAFE Index.

Relative weakness during the period was largely attributable to stock-specific issues among the fund’s health care holdings. In particular, shares of Israeli generic drug-maker Teva Pharmaceutical Industries, Ltd. came under increasing pressure amid investor concerns the firm would be forced to raise equity to protect its investment-grade credit rating. Our analysis indicates to us that Teva appears exceedingly cheap and should be able to repair its balance sheet in a timely manner. More broadly, we continue to believe that political fears surrounding drug pricing and health care reform—particularly in the US—have pressured valuations in the health care sector.

Resource sectors also detracted during the period as favorable allocations to the energy sector and the mining industry during a period of rising commodity prices were offset by stock-specific weakness. We continue to favor precious metals over industrial metals in this environment, as our analysis indicates to us that even a modest allocation to the energy sector has the potential to materially enhance long-term risk-adjusted returns. We also note that productivity gains in U.S. shale fields have improved the speed with which these producers can increase production capacity, a factor that could cap any significant price appreciation. As such, we expect oil prices could stay range-bound in the near-term, and we will seek to remain opportunistic at the stock level amid expected price fluctuations.

Turning to contributors, we were encouraged by the strong performance of the fund’s overweighted financials sector holdings, driven by both contrarian investments in the European banking sector (e.g., BNP Paribas SA and HSBC Holdings PLC) and growth-oriented Asian lenders (e.g., Hana Financial Group, Inc. and KB Financial Group, Inc.). European banks were benefiting from higher interest rates and increasing demand for credit in the eurozone. We believe these factors, combined with declining loan losses, more favorable regulations and tighter cost controls, should continue to boost bank earnings growth expectations. Stock selection and favorable allocations in consumer staples (underweighted) and information technology (overweighted) also positively contributed.

From a regional standpoint, stock selection among overweighted Asian and underweighted European holdings was a positive. Relative losses were concentrated among exposures to weak stocks in smaller markets, such as Canada (not part of the index) and Israel.

PERFORMANCE TABLE[1,2]	Average Annual Total Return			Cumulative Total Return
Periods Ending August 31, 2017	1-year	5-year	10-year	5-year	10-year
International Value Fund Class 1	16.35%	7.61%	1.70%	44.30%	18.37%
International Value Fund Class NAV	16.38%	7.67%	1.74%	44.69%	18.89%
MSCI EAFE Index[3,4]	18.19%	8.97%	2.10%	53.62%	23.08%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.
2	Since inception, a portion of the International Value Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.
3	The MSCI EAFE Index (gross of foreign withholding taxes on dividends) (Europe, Australasia, Far East) is a free-float-adjusted market capitalization index that is designed to measure developed market equity performance.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class 1 shares – 0.90% and Class NAV shares – 0.85%.

Investment Quality Bond Fund

Subadvisor: Wellington Management Company LLP
Portfolio Managers: Robert D. Burn, CFA, Campe Goodman, CFA, Joseph F. Marvan, CFA

INVESTMENT OBJECTIVE & POLICIES  >  To provide a high level of current income consistent with the maintenance of principal and liquidity. Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment grade at the time of investment. The fund will tend to focus on corporate bonds and U.S. government bonds with intermediate- to longer-term maturities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Portfolio Composition*	% of Total
U.S. Government Agency	25.2
U.S. Government	22.5
Corporate bonds	21.2
Asset backed securities	16.1
Collateralized mortgage obligations	9.5
Municipal bonds	0.7
Foreign government obligations	0.6
Short-term investments	4.2

*	As a percentage of total investments.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended August 31, 2017, the Investment Quality Bond Fund Class 1 shares returned 2.13% and the Bloomberg Barclays U.S. Aggregate Bond Index returned 0.49%.

Environment  >  During the first half of the period, government bond yields moved sharply higher, particularly following the U.S. election results as president-elect Trump’s proposed expansionary fiscal policy lifted inflation expectations. Monetary policy shifted to being less accommodative, and the Federal Reserve hiked rates three times and set the stage for unwinding its balance sheet later this year.

In the second half of the period, certain fixed income markets generated strong gains as bouts of elevated political uncertainty kept a lid on government bond yields. In the U.S., political controversies led to a short-lived dip in risk assets. Elections in France and the U.K. presented potential sources of volatility, but proved benign in the aftermath. Globally, most credit spread sectors posted positive excess returns as spreads compressed, with particular strength seen in high yield (lower-rated) securities.

The fund’s allocations to securitized sectors were the top contributors to performance over the past 12 months, boosted by a strengthening housing market. Investment grade credit positioning (especially an overweight to U.S. financials) also benefited performance, as did and security selection within industrials. The fund’s exposure to bank loans, BB-rated high yield, and European financials issuers had a favorable impact as well, supported by strong demand for yield-producing assets. Select exposure to emerging market debt had a modest favorable impact on performance as fundamentals improved over the period and credit spreads tightened. The fund’s opportunistic interest rate positions during the period, in both short- and long-term rates, modestly benefited relative performance.

Within agency mortgage-backed securities, the fund’s modest overweight to pass-throughs detracted amid increased interest rate volatility especially in the earlier part of the period. The team used high yield derivatives as a source of liquidity and to manage overall portfolio risk; this positioning detracted modestly as credit sectors performed well over the period.

At the end of the period, the fund held underweights to governments and investment-grade corporates in favor of high quality securitized sectors and higher-yielding credit sectors. The fund maintained a small allocation to emerging market debt in local currency, although hedged to U.S. dollars.

PERFORMANCE TABLE[1,2]	Average Annual Total Return			Cumulative Total Return
Periods Ending August 31, 2017	1-year	5-year	10-year	5-year	10-year
Investment Quality Bond Fund Class 1	2.13%	2.44%	4.75%	12.79%	59.10%
Bloomberg Barclays U.S. Aggregate Bond Index[3,4]	0.49%	2.19%	4.40%	11.44%	53.85%
Blended Index[4,5]	0.52%	2.39%	4.73%	12.53%	58.73%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.
2	Since inception, a portion of the Investment Quality Bond Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.
3	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment grade debt issues.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
5	The Blended Index represents 50% of the Bloomberg Barclays U.S. Government Index and 50% Bloomberg Barclays U.S. Credit Index.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Class 1 shares, the net expense equal the gross expense and is 0.68%.

Mid Cap Stock Fund

Subadvisor: Wellington Management Company LLP
Portfolio Managers: Mario E. Abularach, CFA, CMT, Michael T. Carmen, CFA, Stephen Mortimer

INVESTMENT OBJECTIVE & POLICIES  >  The fund seeks long-term growth and capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX

Sector Composition*	% of Total
Information technology	38.9
Health care	16.3
Consumer discretionary	12.9
Industrials	10.2
Financials	5.6
Materials	3.3
Consumer staples	3.2
Energy	2.0
Real estate	1.7
Short-term investments	5.9

*	As a percentage of total investments.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended August 31, 2017, the Mid Cap Stock Fund Class NAV shares returned 17.99% and the Russell Midcap Growth Index returned 14.52%.

Environment  >  U.S. equities posted positive results over the trailing twelve month period ended August 31, 2017. Despite a tepid second-quarter 2017 economic report and disappointing retail sales, the U.S. economy remained on solid footing, led by housing and employment. Stocks were essentially flat at the beginning of the period as investors remained focused on the Federal Reserve’s (Fed) actions, specifically on the timing of the next rate hike. Despite a common perception that markets preferred Hillary Clinton, stocks soared following Donald Trump’s victory on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. Early in the first quarter of 2017, stocks moved in virtual lockstep with the price of oil as fears of a recession weighed on investors’ minds. However, equities surged after that as solid economic data, stabilization in oil prices, and accommodative commentary from the Fed helped to calm the market’s early-year jitters.

Within the fund, stock selection was a key driver of outperformance, particularly in the consumer discretionary, the health care, and the consumer staples sectors. This was partially offset by unfavorable security selection in the financials sector.

Sector allocation, a by-product of the bottom-up stock selection process, also contributed to relative returns. In particular, an overweight to the information technology sector and an underweight to the consumer discretionary sector aided relative results. These results were partially offset by an overweight to the energy sector, the weakest performer in the index.

Top individual contributors to relative performance during the period included cloud computing companies Arista Networks, Inc. and ServiceNow, Inc., and internet entertainment company Netflix, Inc.

Top detractors from relative performance included transportation services company Uber Technologies, Inc., cosmetics retail company Ulta Beauty, Inc., and performance apparel company Under Armour, Inc. We maintained our position in Uber, a privately-held transportation and ride-sharing company, Ulta was a new position in the period, and we eliminated our position in Under Armour.

At the end of the period, the fund held overweight allocations to the information technology and health care sectors. The industrials, materials, and consumer discretionary sectors represented the fund’s largest underweights.

PERFORMANCE TABLE[1,2]	Average Annual Total Return			Cumulative Total Return
Periods Ending August 31, 2017	1-year	5-year	10-year	5-year	10-year
Mid Cap Stock Fund Class 1	17.86%	13.77%	7.13%	90.57%	99.16%
Mid Cap Stock Fund Class NAV	17.99%	13.83%	7.19%	91.11%	100.20%
Russell Midcap Growth Index[3,4]	14.52%	13.99%	8.32%	92.49%	122.28%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.
2	Since inception, a portion of the Mid Cap Stock Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.
3	The Russell Midcap Growth Index is an unmanaged index that contains those stocks from the Russell Midcap Index with a greater than average growth orientation.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class 1 shares – 0.92% and Class NAV shares – 0.87%.

Mid Value Fund

Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: David J. Wallack

INVESTMENT OBJECTIVE & POLICIES  >  The fund seeks long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations that are within the S&P MidCap 400 Index or the Russell Midcap Value Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX

Sector Composition*	% of Total
Financials	19.8
Health care	12.3
Consumer staples	10.0
Energy	8.9
Industrials	8.8
Materials	8.3
Real estate	7.3
Consumer discretionary	6.5
Utilities	5.7
Information technology	2.8
Telecommunication services	0.3
Short-term investments and other	9.3

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year ended August 31, 2017, the Mid Value Fund Class NAV shares returned 10.83% and the Russell Midcap Value Index returned 10.82%.

Environment  >  Much of the period was marked by record highs in the U.S. stock market, although in the months leading up to the November elections, U.S. equities remained relatively flat due to political uncertainty and uncertainty about the timing of upcoming Federal Reserve (Fed) interest rate increases. Following the election of Donald Trump as president, U.S. equities rocketed higher amid hopes for lower tax rates, reduced regulation, and increased infrastructure spending that could lead to stronger economic growth and corporate profits. Although the Fed raised short-term rates three times during the period and new fiscal stimulus had yet to materialize, stocks continued to grind higher through July before pulling back in August on global concerns that included ongoing belligerent rhetoric involving North Korea and a series of terrorist attacks in Europe.

Stock selection in health care led relative results for the period. Select Medical Holdings Corp. operates specialty hospitals, including long-term acute care hospitals, inpatient rehabilitation facilities, and outpatient rehabilitation facilities. Shares rose in 2017 on first- and second-quarter profits that exceeded consensus. Medical equipment and device firm Baxter International, Inc. has streamlined operations via the divestment of its biosciences division. A renewed focus on more profitable business segments also boosted shares. An underweight position in real estate also bolstered returns. Stock selection in the sector also provided a slight boost.

Conversely, stock selection in consumer discretionary detracted most from relative performance. Toy manufacturer Mattel, Inc. has languished over recent years with a weak product cycle within a challenged industry. A shakeup of upper management during the period, including the appointment of a new chief brands officer, should help with product development and marketing and improve profitability. The failing health of longtime leader Sumner Redstone has created a volatile power struggle for entertainment content company Viacom, Inc., another detractor. The recent exit of former CEO Philippe Dauman has been viewed favorably by investors; new CEO Bob Bakish has indicated intentions to focus on its Paramount Pictures studio and a handful of its networks to work toward a turnaround. A relatively weak result in the recent earnings release failed to provide investors with confidence in turnaround efforts, however, and shares sold off sharply.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return
Periods Ending August 31, 2017	1-year	5-year	10-year	Since Inception	5-year	10-year	Since Inception
Mid Value Fund Class NAV (began 1/2/09)	10.83%	13.53%	—	14.86%	88.61%	—	232.30%
Russell Midcap Value Index[3,4]	10.82%	14.22%	—	15.86%	94.43%	—	258.07%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.
2	Since inception, a portion of the Mid Value Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.
3	The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Class NAV shares, the net expense equals the gross expense and is 0.99%.

Multi-Index Lifestyle Aggressive Portfolio (formerly Lifestyle II Aggressive Portfolio)

Subadvisors: John Hancock Asset Management and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (John Hancock Asset Management (North America))
Portfolio Managers: Robert M. Boyda, Michelle Daher, CFA, Nathan W. Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The portfolio seeks long-term growth of capital. Current income is not a consideration. The portfolio operates as a fund of funds and normally invests approximately 100% of its assets in underlying funds that invest primarily in equity securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Asset Allocation*	% of Total
Affiliated investment companies	67.0
Large blend	67.0
Unaffiliated investment companies	32.9
Equity	32.9
Short-term investments and other	0.1

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended August 31, 2017, the Multi-Index Lifestyle Aggressive Portfolio Class 1 shares returned 16.04% and a blend of 70% Russell 3000 Index and 30% MSCI AC World ex-U.S.A. Index returned 17.15%.

Environment  >  U.S. stocks started the period on a weak note, as investors were cautious ahead of the November U.S. presidential election. However, a strong rally following Donald Trump’s victory began a roughly 10-month stretch in which share prices trended higher. The widely followed S&P 500 Index hit a series of all-time highs.

In the first eight months of 2017, reasonably favorable economic data and solid corporate earnings outweighed the difficulties the new administration was having in its attempts to pass key legislation. Foreign stocks in developed markets also did well, particularly in the first part of 2017, as the U.S. dollar weakened against a basket of foreign currencies. This supported foreign stocks quoted in U.S. dollars. Improved economic growth in the eurozone was another factor aiding these financial markets (relative to U.S. markets). Emerging markets posted robust results and benefited from improving fundamentals, U.S. dollar weakness, investors’ search for more attractive opportunities in the face of relatively high U.S. valuations.

The portfolio’s overweight position in real estate investment trusts and underweight position in emerging markets equity detracted from returns, as did the underweight position in small-cap equity. On an individual holdings basis, John Hancock Strategic Equity Allocation-U.S. Large Cap sleeve, iShares Edge MSCI Minimum Volatility USA ETF, and Vanguard Energy ETF detracted from relative returns.

The portfolio’s overweight position in the information technology sector and in international developed equity contributed to returns, as did an underweight position in mid-cap equity. On an individual holdings basis, Vanguard Mid-Cap ETF, Financial Select Sector SPDR ETF, and Vanguard Materials ETF contributed most to relative performance.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return
Periods Ending August 31, 2017	1-year	5-year	10-year	Since Inception	5-year	10-year	Since Inception
Multi-Index Lifestyle Aggressive Portfolio Class R6 (began 12/30/13)	16.07%	—	—	7.69%	—	—	31.27%
Multi-Index Lifestyle Aggressive Portfolio Class 1 (began 12/30/13)	16.04%	—	—	7.69%	—	—	31.24%
S&P 500 Index[3,4]	16.23%	—	—	10.65%	—	—	45.01%
MSCI EAFE Index[4,5]	18.19%	—	—	3.62%	—	—	13.93%
Blended Index[4,6]	17.15%	—	—	8.27%	—	—	33.88%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.
2	Since inception, a portion of the Multi-Index Lifestlye Aggressive Portfolio expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.
3	The S&P 500 Index is an unmanaged index that includes 500 widely-traded common Stocks.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
5	The MSCI EAFE Index (Europe, Australasia, Far East) (gross of foreign withholding taxes on dividends) is a free-float-adjusted market capitalization index that is designed to measure developed market equity performance.
6	The Blended Index is composed of 70% Russell 3000 Index and 30% MSCI AC World ex-U.S.A. Index.

The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Class 1 and R6 shares the gross expenses are 0.75% and 0.72%, respectively, and the net expenses are 0.68% and 0.65%, respectively.

Multi-Index Lifestyle Balanced Portfolio (formerly Lifestyle II Balanced Portfolio)

Subadvisors: John Hancock Asset Management and John Hancock Asset Management (North America)
Portfolio Managers: Robert M. Boyda, Michelle Daher, CFA, Nathan W. Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The portfolio seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio operates as a fund of funds and normally invests approximately 60% of its assets in underlying funds that invest primarily in equity securities and approximately 40% in underlying funds that invest primarily in fixed-income securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Asset Allocation*	% of Total
Affiliated investment companies	39.7
Large blend	39.7
Unaffiliated investment companies	60.2
Fixed income	40.9
Equity	19.3
Short-term investments and other	0.1

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended August 31, 2017, the Multi-Index Lifestyle Balanced Portfolio Class 1 shares returned 9.75% and a blend of 42% Russell 3000 Index, 18% MSCI AC World ex-U.S.A. Index, 8% Bank of America Merrill Lynch U.S. High Yield Master II Index, and 32% Bloomberg Barclays U.S. Aggregate Bond Index returned 10.94%.

Environment  >  U.S. stocks started the period on a weak note, as investors were cautious ahead of the November U.S. presidential election. However, a strong rally following Donald Trump’s victory began a roughly 10-month stretch in which share prices trended higher. The widely followed S&P 500 Index hit a series of all-time highs.

In the first eight months of 2017, reasonably favorable economic data and solid corporate earnings outweighed the difficulties the new administration was having in its attempts to pass key legislation. Foreign stocks in developed markets also did well, particularly in the first part of 2017, as the U.S. dollar weakened against a basket of foreign currencies. This supported foreign stocks quoted in U.S. dollars. Improved economic growth in the eurozone was another factor aiding these financial markets (relative to U.S. markets). Emerging markets posted robust results and benefited from improving fundamentals, U.S. dollar weakness, investors’ search for more attractive opportunities in the face of relatively high U.S. valuations.

On the fixed income side, U.S. Treasury yields rose after the U.S. election amid expectations of higher inflation and faster economic growth during a Trump presidency. The period also featured three 0.25% rate hikes by the U.S. Federal Reserve — in December, March and June. The yield of the bellwether 10-year U.S. Treasury note finished August at 2.12%, up considerably from 1.58% a year earlier — but significantly lower than its peak around 2.60% during the period. Rising interest rates represented a challenge for investment-grade bonds.

The portfolio’s overweight positions in real estate investment trusts and short-term government bonds detracted from returns, as did the underweight position in emerging markets equity. On an individual holdings basis, Vanguard Dividend Appreciation ETF, iShares Edge MSCI Minimum Volatility USA ETF and Vanguard Energy ETF all detracted from relative returns.

The portfolio’s overweight position in the information technology sector contributed to its returns over the period, as did its underweight positions in core U.S. fixed income and mid-cap equity. On an individual holdings basis, Vanguard Mid-Cap ETF, Financial Select Sector SPDR ETF and Vanguard Short-Term Bond ETF all contributed to relative performance.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return
Periods Ending August 31, 2017	1-year	5-year	10-year	Since Inception	5-year	10-year	Since Inception
Multi-Index Lifestyle Balanced Portfolio Class R6 (began 12/30/13)	9.79%	—	—	5.96%	—	—	23.70%
Multi-Index Lifestyle Balanced Portfolio Class 1 (began 12/30/13)	9.75%	—	—	5.95%	—	—	23.64%
S&P 500 Index[3,4]	16.23%	—	—	10.65%	—	—	45.01%
Bloomberg Barclays U.S. Aggregate Bond Index[4,5]	0.49%	—	—	3.50%	—	—	13.45%
Blended Index[4,6]	10.94%	—	—	6.64%	—	—	26.60%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.
2	Since inception, a portion of the Multi-Index Lifestyle Balanced Portfolio expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.
3	The S&P 500 Index is an unmanaged index that includes 500 widely-traded common Stocks.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
5	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.
6	The Blended Index is composed of 42% Russell 3000 Index, 18% MSCI AC World ex-U.S.A. Index, 8% Bank of America Merrill Lynch U.S. High Yield Master II Index, and 32% Bloomberg Barclays U.S. Aggregate Bond Index.

The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Class 1 and R6 shares the gross expenses are 0.75% and 0.71%, respectively, and the net expenses are 0.74% and 0.70%, respectively.

Multi-Index Lifestyle Conservative Portfolio (formerly Lifestyle II Conservative Portfolio)

Subadvisors: John Hancock Asset Management and John Hancock Asset Management (North America)
Portfolio Managers: Robert M. Boyda, Michelle Daher, CFA, Nathan W. Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The portfolio seeks a high level of current income and with some consideration given to growth of capital. The portfolio operates as a fund of funds and normally invests approximately 80% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 20% in underlying funds that invest primarily in equity securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Asset Allocation*	% of Total
Affiliated investment companies	12.3
Large blend	12.3
Unaffiliated investment companies	87.6
Fixed income	79.8
Equity	7.8
Short-term investments and other	0.1

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended August 31, 2017, the Multi-Index Lifestyle Conservative Portfolio Class 1 shares returned 3.82% and a blend of 14% Russell 3000 Index, 6% MSCI AC World ex-U.S.A. Index, 16% Bank of America Merrill Lynch U.S. High Yield Master II Index, and 64% Bloomberg Barclays U.S. Aggregate Bond Index returned 4.99%.

Environment  >  U.S. stocks started the period on a weak note, as investors were cautious ahead of the November U.S. presidential election. However, a strong rally following Donald Trump’s victory began a roughly 10-month stretch in which share prices trended higher. The widely followed S&P 500 Index hit a series of all-time highs.

In the first eight months of 2017, reasonably favorable economic data and solid corporate earnings outweighed the difficulties the new administration was having in its attempts to pass key legislation. Foreign stocks in developed markets also did well, particularly in the first part of 2017, as the U.S. dollar weakened against a basket of foreign currencies. This supported foreign stocks quoted in U.S. dollars. Improved economic growth in the eurozone was another factor aiding these financial markets (relative to U.S. markets). Emerging markets posted robust results and benefited from improving fundamentals, U.S. dollar weakness, investors’ search for more attractive opportunities in the face of relatively high U.S. valuations.

On the fixed income side, U.S. Treasury yields rose after the U.S. election amid expectations of higher inflation and faster economic growth during a Trump presidency. The period also featured three 0.25% rate hikes by the U.S. Federal Reserve — in December, March and June. The yield of the bellwether 10-year U.S. Treasury note finished August at 2.12%, up considerably from 1.58% a year earlier — but significantly lower than its peak around 2.60% during the period. Rising interest rates represented a challenge for investment-grade bonds.

The portfolio’s overweight positions in real estate investment trusts and short-term government bonds detracted from returns, as did its underweight position in high-yield fixed income. Vanguard Dividend Appreciation ETF, iShares Edge MSCI Minimum Volatility USA ETF, and PowerShares Senior Loan Portfolio were individual detractors from relative returns.

The portfolio’s overweight position in bank loans contributed to returns, as did its underweight positions in core U.S. fixed income and mid-capitalization equity. On an individual holdings basis, Vanguard Mid-Cap ETF, Vanguard Short-Term Corporate Bond ETF, and Vanguard Short-Term Bond ETF all contributed to relative performance.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return
Periods Ending August 31, 2017	1-year	5-year	10-year	Since Inception	5-year	10-year	Since Inception
Multi-Index Lifestyle Conservative Portfolio Class R6 (began 12/30/13)	3.95%	—	—	4.20%	—	—	16.32%
Multi-Index Lifestyle Conservative Portfolio Class 1 (began 12/30/13)	3.82%	—	—	4.17%	—	—	16.18%
S&P 500 Index[3,4]	16.23%	—	—	10.65%	—	—	45.01%
Bloomberg Barclays U.S. Aggregate Bond Index[4,5]	0.49%	—	—	3.50%	—	—	13.45%
Blended Index[4,6]	4.99%	—	—	4.87%	—	—	19.06%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.
2	Since inception, a portion of the Multi-Index Lifestyle Conservative Portfolio expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.
3	The S&P 500 Index is an unmanaged index that includes 500 widely-traded common Stocks.
4	It is not possible to invest directly in an index. Index figures do not reflect expense or sales charges, which would result in lower returns.
5	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.
6	The Blended Index is composed of 14% Russell 3000 Index, 6% MSCI AC World ex-U.S.A. Index, 16% Bank of America Merrill Lynch U.S. High Yield Master II Index, and 64% Bloomberg Barclays U.S. Aggregate Bond Index.

The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Class 1 and Class R6 shares the gross expenses are 0.88% and 0.85%, respectively, and the net expenses are 0.76% and 0.73%, respectively.

Multi-Index Lifestyle Growth Portfolio (formerly Lifestyle II Growth Portfolio)

Subadvisors: John Hancock Asset Management and John Hancock Asset Management (North America)
Portfolio Managers: Robert M. Boyda, Michelle Daher, CFA, Nathan W. Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The portfolio seeks long-term growth of capital. Current income is also a consideration. The portfolio operates as a fund of funds and normally invests approximately 80% of its assets in underlying funds that invest primarily in equity securities, and approximately 20% in underlying funds that invest primarily in fixed-income securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Asset Allocation*	% of Total
Affiliated investment companies	53.1
Large blend	53.1
Unaffiliated investment companies	46.8
Equity	25.9
Fixed income	20.9
Short-term investments and other	0.1

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended August 31, 2017, the Multi-Index Lifestyle Growth Portfolio Class 1 shares returned 12.78% and a blend of 56% Russell 3000 Index, 24% MSCI AC World ex-U.S.A. Index, 4% Bank of America Merrill Lynch U.S. High Yield Master II Index, and 16% Bloomberg Barclays U.S. Aggregate Bond Index returned 14.01%.

Environment  >  U.S. stocks started the period on a weak note, as investors were cautious ahead of the November U.S. presidential election. However, a strong rally following Donald Trump’s victory began a roughly 10-month stretch in which share prices trended higher. The widely followed S&P 500 Index hit a series of all-time highs.

In the first eight months of 2017, reasonably favorable economic data and solid corporate earnings outweighed the difficulties the new administration was having in its attempts to pass key legislation. Foreign stocks in developed markets also did well, particularly in the first part of 2017, as the U.S. dollar weakened against a basket of foreign currencies. This supported foreign stocks quoted in U.S. dollars. Improved economic growth in the eurozone was another factor aiding these financial markets (relative to U.S. markets). Emerging markets posted robust results and benefited from improving fundamentals, U.S. dollar weakness, investors’ search for more attractive opportunities in the face of relatively high U.S. valuations.

On the fixed income side, U.S. Treasury yields rose after the U.S. election amid expectations of higher inflation and faster economic growth during a Trump presidency. The period also featured three 0.25% rate hikes by the U.S. Federal Reserve — in December, March and June. The yield of the bellwether 10-year U.S. Treasury note finished August at 2.12%, up considerably from 1.58% a year earlier — but significantly lower than its peak around 2.60% during the period. Rising interest rates represented a challenge for investment-grade bonds.

The portfolio’s overweight positions in real estate income trusts and short-term government bonds detracted from returns, as did its underweight position in emerging markets equity. On an individual holdings basis, Vanguard Dividend Appreciation ETF, iShares Edge MSCI Minimum Volatility USA ETF, and Vanguard Energy ETF all detracted from relative returns.

An overweight position in the information technology sector contributed to its returns, as did its underweight positions in core U.S. fixed income and mid-cap equity. On an individual holdings basis, Vanguard Mid-Cap ETF, Financial Select Sector SPDR ETF, and Vanguard Materials ETF all contributed to relative performance.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return
Periods Ending August 31, 2017	1-year	5-year	10-year	Since Inception	5-year	10-year	Since Inception
Multi-Index Lifestyle Growth Portfolio Class R6 (began 12/30/13)	12.82%	—	—	6.87%	—	—	27.64%
Multi-Index Lifestyle Growth Portfolio Class 1 (began 12/30/13)	12.78%	—	—	6.86%	—	—	27.56%
S&P 500 Index[3,4]	16.23%	—	—	10.65%	—	—	45.01%
Bloomberg Barclays U.S. Aggregate Bond Index[4,5]	0.49%	—	—	3.50%	—	—	13.45%
Blended Index[4,6]	14.01%	—	—	7.47%	—	—	30.28%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.
2	Since inception, a portion of the Multi-Index Lifestyle Growth Portfolio expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.
3	The S&P 500 Index is an unmanaged index that includes 500 widely-traded common Stocks.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
5	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.
6	The Blended Index is composed of 56% Russell 3000 Index, 24% MSCI AC World ex-U.S.A. Index, 4% Bank of America Merrill Lynch U.S. High Yield Master II Index, and 16% Bloomberg Barclays U.S. Aggregate Bond Index.

The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Class 1 and R6 shares the gross expenses are 0.73% and 0.69%, respectively, and the net expenses are 0.71% and 0.67%, respectively.

Multi-Index Lifestyle Moderate Portfolio (formerly Lifestyle II Moderate Portfolio)

Subadvisors: John Hancock Asset Management and John Hancock Asset Management (North America)
Portfolio Managers: Robert M. Boyda, Michelle Daher, CFA, Nathan W. Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The portfolio seeks a balance between a high level of current income and growth of capital, with greater emphasis on income. The portfolio operates as a fund of funds and normally invests approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 40% in underlying funds that invest primarily in equity securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Asset Allocation*	% of Total
Affiliated investment companies	26.3
Large blend	26.3
Unaffiliated investment companies	73.6
Fixed income	60.8
Equity	12.8
Short-term investments and other	0.1

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended August 31, 2017, the Multi-Index Lifestyle Moderate Portfolio Class 1 shares returned 6.61% and a blend of 28% Russell 3000 Index, 12% MSCI AC World ex-U.S.A. Index, 12% Bank of America Merrill Lynch U.S. High Yield Master II Index, and 48% Bloomberg Barclays U.S. Aggregate Bond Index returned 7.93%.

Environment  >  U.S. stocks started the period on a weak note, as investors were cautious ahead of the November U.S. presidential election. However, a strong rally following Donald Trump’s victory began a roughly 10-month stretch in which share prices trended higher. The widely followed S&P 500 Index hit a series of all-time highs.

In the first eight months of 2017, reasonably favorable economic data and solid corporate earnings outweighed the difficulties the new administration was having in its attempts to pass key legislation. Foreign stocks in developed markets also did well, particularly in the first part of 2017, as the U.S. dollar weakened against a basket of foreign currencies. This supported foreign stocks quoted in U.S. dollars. Improved economic growth in the eurozone was another factor aiding these financial markets (relative to U.S. markets). Emerging markets posted robust results and benefited from improving fundamentals, U.S. dollar weakness, investors’ search for more attractive opportunities in the face of relatively high U.S. valuations.

On the fixed income side, U.S. Treasury yields rose after the U.S. election amid expectations of higher inflation and faster economic growth during a Trump presidency. The period also featured three 0.25% rate hikes by the U.S. Federal Reserve — in December, March and June. The yield of the bellwether 10-year U.S. Treasury note finished August at 2.12%, up considerably from 1.58% a year earlier — but significantly lower than its peak around 2.60% during the period. Rising interest rates represented a challenge for investment-grade bonds.

The portfolio’s overweight position in real estate investment trusts detracted from returns, as did its underweight position in emerging markets equity. On an individual holdings basis, Vanguard Dividend Appreciation ETF, iShares Edge MSCI Minimum Volatility USA ETF, and PowerShares Senior Loan Portfolio all detracted from relative returns.

An overweight position in bank loans contributed to returns, as did its underweight positions in core U.S. fixed income and mid-cap equity. On an individual holdings basis, positions in Vanguard Mid-Cap ETF and Vanguard Short-Term Bond ETF all contributed to relative performance.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return
Periods Ending August 31, 2017	1-year	5-year	10-year	Since Inception	5-year	10-year	Since Inception
Multi-Index Lifestyle Moderate Portfolio Class R6 (began 12/30/13)	6.75%	—	—	5.00%	—	—	19.61%
Multi-Index Lifestyle Moderate Portfolio Class 1 (began 12/30/13)	6.61%	—	—	4.96%	—	—	19.46%
S&P 500 Index[3,4]	16.23%	—	—	10.65%	—	—	45.01%
Bloomberg Barclays U.S. Aggregate Bond Index[4,5]	0.49%	—	—	3.50%	—	—	13.45%
Blended Index[4,6]	7.93%	—	—	5.77%	—	—	22.86%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.
2	Since inception, a portion of the Multi-Index Lifestyle Moderate Portfolio expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.
3	The S&P 500 Index is an unmanaged index comprised of 500 widely traded U.S. common stocks.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
5	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.
6	The Blended Index is composed of 28% Russell 3000 Index, 12% MSCI AC World ex-U.S.A. Index, 12% Bank of America Merrill Lynch U.S. High Yield Master II Index, and 48% Bloomberg Barclays U.S. Aggregate Bond Index.

The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Class 1 and Class R6 shares the gross expenses are 0.84% and 0.80%, respectively, and the net expenses are is 0.75% and 0.71%, respectively.

Real Estate Equity Fund

Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: David M. Lee

INVESTMENT OBJECTIVE & POLICIES  >  The fund seeks long-term growth through a combination of capital appreciation and current income. Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities of real estate companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX

Portfolio Composition*	% of Total
Retail REITs	24.8
Residential REITs	22.4
Office REITs	20.8
Industrial REITs	12.5
Specialized REITs	5.2
Hotel and resort REITs	4.4
Health care REITs	2.8
Hotels, resorts and cruise lines	1.5
Diversified REITs	1.0
Diversified real estate activities	1.0
Short-term investments and other	3.6

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year ended August 31, 2017, the Real Estate Equity Fund Class NAV shares declined 3.54% and the Wilshire U.S. REIT Index declined 1.97%.

Environment  >  The fund generated negative returns and trailed the Wilshire U.S. REIT. A lack of exposure to the strong performing data centers subsector was the leading detractor from relative returns, as data center fundamentals were solid. Reasonably balanced supply and demand have also been the drivers of recent performance within the segment. We have historically avoided data center REITs and maintain our belief that while they may be good businesses, they are not necessarily good real estate investments. Significant internal capital expenditures in excess of land and building values create considerable residual value risk in data centers should the buildings need to be repurposed. An overweight position in shopping center REITs also weighed on relative results as Amazon.com, Inc.’s planned move into the grocery store segment, through its proposed acquisition of Whole Foods Market, hurt the group. Despite the ongoing negative headlines for brick-and-mortar retail, we continue to believe that high-quality shopping centers and malls will endure.

Elsewhere, an overweight position and stock selection in industrials contributed positively to relative performance. The subsector benefited as a result of increasing growth in e-commerce, which is boosting demand for warehouse and logistics space. DCT Industrial Trust, Inc., which owns and manages light industrial properties, was a top performer. Stock selection in the lodging and leisure subsector also aided relative results led by a position in Hilton Worldwide Holdings, Inc..

The economy has already been in a long recovery period, though many may argue that the trajectory of this recovery has been disappointing. While we remain optimistic that pro-growth policies may extend the economic cycle, we recognize that the budget deficit and the general political environment in Washington could continue to pose a challenge to any proposed legislative action.

Should a pro-business environment lead to stronger economic growth, demand will continue for real estate investments. This may bring with it inflationary pressures and higher interest rates. Historically, real estate has been viewed favorably as an asset class during inflationary periods. While we are eager to see what changes will come with the new administration, we are not changing our emphasis upon fundamental research and bottom-up stock picking.

PERFORMANCE TABLE[1,2]	Average Annual Total Return			Cumulative Total Return
Periods Ending August 31, 2017	1-year	5-year	10-year	5-year	10-year
Real Estate Equity Fund Class NAV	–3.54%	8.26%	5.18%	48.74%	65.74%
Wilshire U.S. REIT Index[3,4]	–1.97%	9.13%	5.96%	54.76%	78.49%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.
2	Since inception, a portion of the Real Estate Equity Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.
3	The Wilshire U.S. REIT Index is an unmanaged index consisting of actively traded real estate investment trusts.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Class NAV shares, the net expense equals the gross expense and is 0.93%.

Real Estate Securities Fund

Subadvisor: Deutsche Investment Management Americas Inc.
Portfolio Managers: Robert Thomas, John W. Vojticek, David W. Zonavetch, CPA

INVESTMENT OBJECTIVE & POLICIES  >  The fund seeks to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts (REITs) and real estate companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX

Portfolio Composition*	% of Total
Residential REITs	16.8
Retail REITs	15.7
Specialized REITs	15.4
Health care REITs	12.5
Office REITs	12.0
Industrial REITs	8.9
Diversified REITs	8.1
Hotel and resort REITs	6.4
IT consulting and other services	1.6
Hotels, resorts and cruise lines	1.5
Short-term investments	1.1

*	As a percentage of total investments.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended August 31, 2017, the Real Estate Securities Fund Class 1 shares declined 0.86% and the MSCI U.S. REIT Index declined 1.19%.

Environment  >  Over the past year, U.S. REITs lagged the broader equity market (as represented by the S&P 500 Index). At the beginning of the reporting period, the direction of U.S. property stocks was largely dictated by central bank policy, as long-term interest rates steadily climbed from early July through the end of the year, creating a difficult short-term environment for the REIT space in general. Specifically, U.S. REITs faced significant headwinds following the election of President Trump in November which led to a dramatic spike in interest rates and a “risk-on” shift in overall global market sentiment. Early in 2017, U.S. REITs showed signs of strength, but continued to be impacted by interest rate volatility early. In March, U.S. Treasury yields paused in their climb which gave the REIT market some positive momentum. Overall, a somewhat more dovish tone from the U.S. Federal Reserve (Fed) thus far in 2017 and greater clarity on future monetary policy provided support for property stocks. While volatility in interest rates may influence U.S. REIT performance in the short-run, we believe the market has largely priced higher real interest rates into REIT share prices. Furthermore, since the Fed officially entered a tightening phase, we expect REIT performance to be primarily dictated by underlying fundamentals instead of uncertainty around future monetary policy and swinging Treasury yields. Additionally, improved flow of capital and credit should result in continued prudent lending, which would also be supportive of valuations. Overall, we expect a slight improvement in rent growth forecasts over the next year and modest appreciation in real estate values.

Although the fund was down slightly for the reporting period, it outperformed the MSCI U.S. REIT Index. Outperformance relative to the benchmark was primarily a result of stock selection, while sector positioning also had a positive effect on relative performance. Over the one-year period, performance was driven by positive stock selection, particularly in the data center, hotel, and office segments. Weak stock selection in the health care and regional mall segments somewhat offset this. Sector allocation was positive, as an overweight to the outperforming industrial and data center group benefited relative performance. Health care and regional mall positions detracted from relative performance. Self-storage also has a modestly negative effect.

PERFORMANCE TABLE[1,2]	Average Annual Total Return			Cumulative Total Return
Periods Ending August 31, 2017	1-year	5-year	10-year	5-year	10-year
Real Estate Securities Fund Class 1	–0.86%	8.76%	6.14%	52.21%	81.52%
MSCI U.S. REIT Index[3,4]	–1.19%	9.20%	6.25%	55.24%	83.39%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.
2	Since inception, a portion of the Real Estate Securities Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.
3	The MSCI U.S. REIT Index is an unmanaged index consisting of the most actively traded REITs.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Class 1 shares, the net expense equals the gross expense and is 0.79%.

Real Return Bond Fund

Subadvisor: Pacific Investment Management Company LLC
Portfolio Managers: Jeremie Banet, Mihir Worah

INVESTMENT OBJECTIVE & POLICIES  >  The fund seeks maximum real return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the fund invests at least 80% of its net assets (plus borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and foreign governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX

Portfolio Composition*	% of Total
U.S. Government	87.3
Corporate bonds	4.2
Foreign government obligations	1.9
Asset backed securities	1.9
Collateralized mortgage obligations	1.2
U.S. Government Agency	0.4
Term loans	0.1
Short-term investments	3.0

*	As a percentage of total investments.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended August 31, 2017, the Real Return Bond Fund Class NAV shares returned 1.16% and the Bloomberg Barclays U.S. TIPS Index returned 0.46%.

Environment  >  The end of 2016 saw Donald Trump’s stunning win of the U.S. presidential election, which caused most markets to focus on the pro-growth and inflationary potential of fiscal stimulus. At the start of 2017, optimism surged among U.S. businesses and consumers, and solid fundamentals helped bolster risk appetites. However, the risk rally — spurred in part by expectations for growth-enhancing policies such as fiscal stimulus, tax reform, and deregulation — moderated over the period as policy setbacks illustrated the difficulties the administration would have in implementing its pro-growth agenda.

Moving into the second half of the period, elections in Europe, continued political controversy in the U.S., and geopolitical tensions dominated headlines and contributed to brief bouts of investor uncertainty. However, a solid fundamental backdrop upheld risk appetite. Policy from developed market central bankers began to converge, as the Federal Reserve raised rates in December, March, and June and unveiled details of its plan to gradually reduce its balance sheet. The Bank of Canada raised rates for the first time in seven years, and the European Central Bank and the Bank of England suggested the potential for a reduction in easy monetary policy.

Over the period, U.S. treasuries rose across the yield curve, with the very short end of the curve increasing relatively more. Globally, government yields in Japan and Europe, specifically in the UK, Germany, and Italy, rose in tandem. Within the spread market, rising inflation expectations caused inflation breakeven spreads (the difference between nominal and real yields, representing market inflation expectations) to widen, while corporate and emerging market spreads tightened. Currency markets were mixed as the euro appreciated against the U.S. dollar, and the Japanese yen depreciated against the U.S. dollar.

The fund’s duration was 7.61 years as of August 31, 2017 (7.94 for the index). An overweight to U.S. treasury inflation protection securities added to relative performance as breakeven inflation expectations rose during the period. Short exposure to the U.K. real price index (the U.K. equivalent of the U.S. consumer price index) detracted from performance as inflation breakeven levels in the U.K. rose over the period. Tactical short positions in nominal interest rates in the eurozone added to performance as yields rose.

Modest off-benchmark exposure to spread sectors added to performance. Specifically, exposure to investment grade corporate credit, securitized securities and U.S. dollar-denominated emerging market debt contributed to performance. Finally, currency strategies broadly contributed, which included tactical exposure to the euro and British pound and long exposure to the Brazilian real and Indian rupee.

PERFORMANCE TABLE[1,2]	Average Annual Total Return			Cumulative Total Return
Periods Ending August 31, 2017	1-year	5-year	10-year	5-year	10-year
Real Return Bond Fund Class 1	1.10%	–0.25%	4.18%	–1.26%	50.56%
Real Return Bond Fund Class NAV	1.16%	–0.21%	4.23%	–1.02%	51.31%
Bloomberg Barclays U.S. TIPS Index[3,4]	0.46%	0.25%	4.11%	1.25%	49.53%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.
2	Since inception, a portion of the Real Return Bond Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.
3	The Bloomberg Barclays U.S. TIPS Index is an unmanaged index that consists of Inflation-Protection securities issued by the U.S. Treasury.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class 1 shares – 0.80% and Class NAV shares – 0.75%.

Science & Technology Fund

Subadvisors: T. Rowe Price Associates Inc. and Allianz Global Investors U.S., LLC
Portfolio Managers: Ken Allen (T. Rowe), Huachen Chen (Allianz), Walter C. Price (Allianz)

INVESTMENT OBJECTIVE & POLICIES  >  The fund seeks long-term growth of capital. Current income is incidental to the fund’s objective. Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Information technology	70.8
Consumer discretionary	13.2
Health care	5.3
Industrials	2.1
Telecommunication services	0.4
Real estate	0.2
Short-term investments and other	8.0

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended August 31, 2017, the Science & Technology Fund Class NAV shares returned 29.39% and the Lipper Science & Technology Index returned 28.91%.

Environment  >  The election of Donald Trump in last year’s U.S. presidential election sparked a substantial rally. Several factors may have been at work in the rally, chief among them expectations for higher economic growth and corporate profits in response to both tax cuts and increased infrastructure spending. However, setbacks in the Republicans’ effort to repeal and replace the Affordable Care Act sparked bouts of investor concern during the first half of 2017.

The technology sector’s strong performance to date in 2017 has left us higher sector valuations. We continue to focus on identifying the most innovative and promising firms in technology while appropriately managing risk. As such, we have redoubled our efforts to find the best opportunities across not only technology but also health care, media, and other areas.

T. Rowe Price Associates Inc.

The fund benefited from selection within in internet stocks. Most notably, our position in Altaba, Inc. (Yahoo!, Inc.’s remaining business after divesting its operating assets to Verizon Communications) posted a very strong return. Another strong contribution was Alibaba Group Holding, Ltd., the largest Chinese e-commerce player. Stock selection in software also contributed to relative returns. Stock selection in media weighed most on relative performance. News Corp.’s shares dropped late last year, in part, due to weaker revenue in its news and information services business, amid a challenging market for print advertising. We remain constructive on the company given its strong brands and management’s focus on growing its digital information and digital real estate presence.

Allianz Global Investors US LLC

Mega-cap companies continued to lead the Nasdaq to higher levels, headed by Apple, Inc., Microsoft Corp. and Alphabet, Inc., within that universe. Semiconductor stocks also produced strong gains, driven by positive earnings results and constructive commentary around business outlooks. Many technology companies are seeing higher demand for innovative products and services as businesses across the economy are looking to operate more efficiently and improve productivity.

Within the benchmark, the technology hardware, electronic equipment, and software industries delivered the largest gains, outpacing the total benchmark returns. Conversely, stocks in the IT services and communications equipment industries lagged the total benchmark return.

A significant driver of relative performance was a positive impact from stock selection within the semiconductor industry. Strong performance among semiconductor companies has been fueled by better inventory controls, improved pricing, and higher demand for chips from major growth themes such as cloud computing, artificial intelligence, and auto technology. Conversely, the fund’s underweight positions in certain mega cap technology companies hurt relative returns.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return
Periods Ending August 31, 2017	1-year	5-year	10-year	Since Inception	5-year	10-year	Since Inception
Science & Technology Fund Class NAV (began 2/14/13)	29.39%	—	—	19.67%	—	—	126.20%
S&P 500 Index[3,4]	16.23%	—	—	13.66%	—	—	78.93%
Lipper Science & Technology Index[4,5]	28.91%	—	—	17.97%	—	—	111.95%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.
2	Since inception, a portion of the Science & Technology Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.
3	S&P 500 Index is an unmanaged index that includes 500 widely traded stocks.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
5	The Lipper Science & Technology Index consists of the 30 largest funds in the Lipper peer category that invest primarily in the equity securities of domestic companies engaged in science and technology.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Class NAV shares, the net expenses equal the gross expenses and are 1.07%.

Short Term Government Income Fund

Subadvisor: John Hancock Asset Management
Portfolio Managers: Jeffrey N. Given, Howard C. Greene

INVESTMENT OBJECTIVE & POLICIES  >  The fund seeks a high level of current income consistent with preservation of capital; maintaining a stable share price is a secondary goal. The fund seeks to achieve its objectives by investing under normal circumstances at least 80% of its net assets (plus borrowings for investment purposes) in obligations issued or guaranteed by the U.S. government and its agencies, authorities or instrumentalities (U.S. government securities). Under normal circumstances, the fund’s effective duration is no more than 3 years.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX

Portfolio Composition*	% of Total
U.S. Government Agency	63.8
U.S. Government	31.3
Collateralized mortgage obligations	3.5
Short-term investments and other	1.4

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended August 31, 2017, the Short Term Government Income Fund Class NAV shares returned 0.16% and the Bloomberg Barclays U.S. Government 1-5 Year Index returned 0.45%.

Environment  >  Short-term U.S. government bonds posted slightly positive returns for the 12-month period with rising bond yields. Short-term bond yields increased sharply in late 2016 in response to expectations that the newly elected presidential administration’s fiscal policies would result in stronger economic growth and higher inflation. However, difficulties in implementing the Trump administration’s pro-growth policy agenda helped bring short-term yields back down somewhat during the latter half of the reporting period.

On the economic front, the U.S. economy grew by an upwardly revised annualized rate of 3.0% for the June 30, 2017 reading. Although employment growth remained robust — the unemployment rate fell to its lowest level in 16 years — other segments of the economy struggled. Most notably, manufacturing activity improved but remained muted overall, and vehicle sales faced a steep decline.

Despite mixed economic data, the U.S. Federal Reserve (Fed) raised its short-term interest rate target three times between December 2016 and June 2017. The Fed also released a plan for unwinding its balance sheet of U.S. Treasury and mortgage-backed securities, though the timing of the balance sheet reduction has yet to be finalized.

The fund’s return trailed that of the benchmark. The primary factor in this shortfall was the fund’s allocation to U.S. treasury securities. Although a relatively small allocation, this was the weakest segment of the fixed income markets over the reporting period. Apart from that, the fund’s overweight position in callable short-term U.S. government agency notes aided relative performance as U.S. government agency notes fared better than treasuries.

The fund’s duration (a measure of interest rate sensitivity) was shorter than that of the benchmark throughout the 12-month period (2.61 compared to 2.74 at period end), so the fund had less sensitivity to interest rate fluctuations. This positioning contributed to performance as short-term bond yields rose during the period.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return
Periods Ending August 31, 2017	1-year	5-year	10-year	Since Inception	5-year	10-year	Since Inception
Short Term Government Income Fund Class NAV (began 1/2/09)	0.16%	0.40%	—	1.22%	2.04%	—	11.08%
Bloomberg Barclays U.S. Government 1–5 Year Index[3,4]	0.45%	0.90%	—	1.52%	4.59%	—	13.91%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.
2	Since inception, a portion of the Short Term Government Income Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.
3	The Bloomberg Barclays U.S. Government 1–5 Year Index is an unmanaged index of securities issued by the U.S. government with maturities of one to five years.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Class NAV shares, the net expense equals the gross expense and is 0.62%.

Small Cap Growth Fund

Subadvisor: Wellington Management Company, LLP
Portfolio Managers: Mario E. Abularach, CFA, CMT, Steven C. Angeli, CFA, Stephen Mortimer

INVESTMENT OBJECTIVE & POLICIES  >  The fund seeks long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX

Sector Composition*	% of Total
Information technology	29.7
Health care	23.7
Industrials	14.2
Consumer discretionary	11.4
Financials	8.2
Consumer staples	3.5
Real estate	3.4
Materials	2.4
Energy	1.4
Short-term investments and other	2.1

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended August 31, 2017, the Small Cap Growth Fund Class NAV shares returned 18.56% and the Russell 2000 Growth Index returned 16.39%.

Environment  >  U.S. equities posted positive results over the period ended August 31, 2017. Despite a tepid second-quarter 2017 economic report and disappointing retail sales, the U.S. economy remained on solid footing, led by housing and employment. Stocks soared following Trump’s victory on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. Early in the first quarter of 2017, stocks moved in virtual lockstep with the price of oil as fears of a recession weighed on investors’ minds. However, equities surged after that as solid economic data, stabilization in oil prices, and accommodative commentary from the Federal Reserve (Fed) helped to calm the market’s early-year jitters. The minutes of the Fed’s meeting in July left open the timing of expected balance sheet reductions.

Strong stock selection within the consumer discretionary, information technology, and health care sectors drove the portfolio’s relative outperformance. These results were partially offset by weak stock selection in the financials, telecommunication services, and utilities sectors. Sector allocation, a byproduct of our bottom-up stock selection, partially offset positive security selection. In particular, an overweight to the weak performing energy sector and an underweight to telecommunication services hurt relative results.

Top relative individual contributors for the period included Aerie Pharmaceuticals, Inc., a clinical stage pharmaceutical company, Align Technology, Inc., an orthodontics company, and Tower Semiconductor, Ltd., an independent semiconductor foundry focused primarily on specialty process technologies.

Top relative detractors for the period included positions in Alder Biopharmaceuticals, Inc. a clinical stage biopharma company, and QEP Resources, Inc., an independent crude oil and natural gas exploration and production company. We eliminated our positions in Alder Biopharmaceuticals and QEP.

At the end of the period, the fund’s largest overweight allocations were to information technology, consumer staples, and financials. The industrials, materials, and consumer discretionary sectors represented the fund’s largest underweights.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return
Periods Ending August 31, 2017	1-year	5-year	10-year	Since Inception	5-year	10-year	Since Inception
Small Cap Growth Fund Class NAV (began 9/10/08)	18.56%	10.97%	—	8.42%	68.29%	—	106.57%
Russell 2000 Growth Index[3,4]	16.39%	13.75%	—	10.55%	90.41%	—	145.98%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.
2	Since inception, a portion of the Small Cap Growth Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.
3	The Russell 2000 Growth Index is an unmanaged index that contains those securities from the Russell 2000 Index with a greater than average growth orientation.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Class NAV shares, the net expense equals the gross expense and is 1.11%.

Small Company Growth Fund

Subadvisor: Invesco Advisers, Inc.
Portfolio Managers: Juan Hartsfield, CFA, Clay Manley, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The fund seeks long-term growth of capital. Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small-capitalization companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX

Sector Composition*	% of Total
Information technology	28.3
Health care	24.2
Industrials	15.3
Consumer discretionary	10.5
Financials	8.6
Materials	3.9
Energy	3.5
Real estate	1.8
Consumer staples	1.1
Short-term investments and other	2.8

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended August 31, 2017, the Small Company Growth Fund Class NAV shares returned 16.79% and the Russell 2000 Growth Index returned 16.39%.

Environment  >  The fiscal year began with major U.S. stock market indexes posting gains, with most hitting record highs following the presidential election. Investors seemed to believe that the new administration’s plans to reduce tax rates, scale back regulations, and increase infrastructure spending had the potential to stimulate economic growth. Headlines out of Washington, however, suggest that implementation might be more difficult than anticipated. Signs of an improving economy prompted the U.S. Federal Reserve (the Fed) to raise interest rates three times during the reporting period: in December 2016 and in March and June 2017. The economy picked up steam as 2017 wore on.

Individual market sectors performed very differently from one another in the year. Information technology (IT), financials, and industrials were the strongest-performing sectors, while energy, telecommunication services, and real estate were the weakest-performing sectors. The fund led the index by the widest margin the IT sector. In contrast, portfolio holdings in the financials sector were the leading detractor from relative performance.

In IT, Take-Two Interactive Software, Inc. (video games) was the leading contributor to relative performance. During the period, the company benefited from better than expected earnings from existing franchises, especially Grand Theft Auto. Take-Two also has a new game in the pipeline that is highly anticipated by the gaming community. Stock selection and overweight exposure in the health care sector also contributed to relative results. Exelixis, Inc. (biopharmaceuticals) was the leading contributor to relative results in the sector. The company benefited from continued outperformance of their kidney cancer drug Cabmetyx and positive clinical data for 2 new drug trials during the period.

In contrast, stock selection and underweight exposure in the financials sector was the largest relative detractor during the period. RLI Corp., a specialty property and casualty insurance company, was the leading detractor from performance in the sector. The company posted its first underwriting loss in roughly 20 years after the third quarter of 2016 which spooked investors. Despite the loss for that particular quarter, RLI’s underwriting business posted a profit for the calendar year and we continue to own the stock.

Due to the uncertainty in the economic outlook, we continue to balance the portfolio with a mix of long term secular growth opportunities and cyclical growth opportunities that have strong valuation support.

PERFORMANCE TABLE[1,2]	Average Annual Total Return			Cumulative Total Return
Periods Ending August 31, 2017	1-year	5-year	10-year	5-year	10-year
Small Company Growth Fund Class NAV	16.79%	14.53%	8.57%	97.03%	127.59%
Russell 2000 Growth Index[3,4]	16.39%	13.75%	8.21%	90.41%	120.06%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.
2	Since inception, a portion of the Small Company Growth Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.
3	The Russell 2000 Growth Index is an unmanaged index that contains those securities from the Russell 2000 Index with a greater than average growth orientation.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Class NAV shares, the net expense equals the gross expense and is 1.07%.

Small Company Value Fund

Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: J. David Wagner, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The fund seeks long-term growth of capital. Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Russell 2000 Index at the time of investment.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Financials	29.6
Industrials	12.3
Consumer discretionary	10.3
Real estate	9.2
Information technology	8.7
Health care	7.7
Utilities	7.0
Materials	4.7
Energy	4.6
Consumer staples	3.9
Short-term investments and other	2.0

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year ended August 31, 2017, the Small Company Value Fund Class NAV shares returned 14.72% and the Russell 2000 Value Index returned 13.47%.

Environment  >  Much of the period was marked by record highs in the U.S. stock market. In the months leading up to the November elections, U.S. equities remained relatively flat due to political uncertainty and uncertainty about the timing of upcoming Federal Reserve (Fed) interest rate increases. Following the election of Donald Trump as president, U.S. equities rocketed higher amid hopes for lower tax rates, reduced regulation, and increased infrastructure spending that could lead to stronger economic growth and corporate profits. Although the Fed raised short-term rates three times during the period, stocks continued to grind higher through July. Equities pulled back in August on global concerns that included ongoing belligerent rhetoric involving North Korea, a series of terrorist attacks in Europe, and continued domestic political uncertainty.

Stock selection in financials gave the greatest boost to relative results for the period, led by Green Dot Corp. Green Dot is the leading provider in the U.S. of general purpose reloadable cards. East West Bancorp, Inc., a California-based regional bank, also did well. The firm follows a conservative business model that has capitalized on consolidation in the industry by acquiring some struggling competitors during the aftermath of the financial crisis. Recent performance for both companies has been strong, and shares have risen along with other regional banks amid improved prospects for rising interest rates and less restrictive regulations.

Stock selection in consumer discretionary also boosted returns, with the specialty retail group performing particularly well. Lumber Liquidators Holdings, Inc. is a retailer of hardwood flooring. The outlook for Lumber Liquidators has been improving steadily over the past year as it moves on from the massive losses of 2015, the result of a scathing “60 Minutes” report accusing the firm of skirting safety regulations. The firm operates in an attractive space that is somewhat insulated from the threat of online retailers and has shown encouraging sales trends recently. Aaron’s, Inc. is a specialty retailer of consumer electronics, computers, residential furniture, household appliances, and accessories that uses a lease ownership sales model for a majority of transactions.

Conversely, stock selection in industrials detracted most from relative performance. Shares of wood products manufacturer and distributor Universal Forest Products, Inc. declined during the period. The firm acquired idX late last year, a firm which supplies retail display cabinets and other customized merchandising solutions. Accretion from this acquisition has not yet materialized. Navigant Consulting, Inc. is a provider of management, financial services, health care, and energy consulting services. The firm saw its share price sell off following its most recent quarterly release, which was a little weaker than anticipated.

PERFORMANCE TABLE[1,2]	Average Annual Total Return			Cumulative Total Return
Periods Ending August 31, 2017	1-year	5-year	10-year	5-year	10-year
Small Company Value Fund Class 1	14.65%	12.55%	7.66%	80.64%	109.17%
Small Company Value Fund Class NAV	14.72%	12.61%	7.71%	81.10%	110.19%
Russell 2000 Value Index[3,4]	13.47%	12.51%	6.46%	80.29%	86.99%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.
2	Since inception, a portion of the Small Company Value Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.
3	The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class 1 shares – 1.27% and Class NAV shares – 1.22%.

Strategic Equity Allocation Fund

Subadvisor: John Hancock Asset Management
Portfolio Managers: Robert M. Boyda, Marcelle Daher, CFA, Nathan W. Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The fund seeks capital appreciation. The fund seeks to achieve its objective by investing under normal market conditions at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. and foreign equity securities of any market capitalization, including futures on indexes of equity securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Information technology	19.1
Financials	18.9
Industrials	12.6
Health care	9.9
Consumer discretionary	9.1
Consumer staples	7.9
Materials	5.2
Energy	4.4
Utilities	3.4
Real estate	3.3
Telecommunication services	2.7
Short-term investments and other	3.5

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended August 31, 2017, the Strategic Equity Allocation Fund Class NAV shares returned 17.12% and a blend of 70% Russell 3000 Index and 30% MSCI AC World ex-U.S.A. Index returned 17.15%.

Environment  >  U.S. stocks started the period on a weak note, as investors were cautious ahead of the November U.S. presidential election. However, a strong rally following Donald Trump’s victory began a roughly 10-month stretch in which share prices trended higher with few pullbacks. The widely followed S&P 500 Index hit a series of all-time highs.

Foreign stocks in developed markets also did well, particularly in the first part of 2017, as the U.S. dollar weakened against a basket of foreign currencies. This supported foreign stocks quoted in U.S. dollars. Improved economic growth in the eurozone was another factor aiding these financial markets (relative to U.S. markets). Emerging markets posted robust results and benefited from improving fundamentals, U.S. dollar weakness, and investors’ search for more attractive opportunities in the face of relatively high U.S. valuations.

The fund pursues an active rotational strategy implemented with passive index replication. This means that while the fund is composed of assets that are meant to replicate the performance of various indexes, positioning within the fund is an outcome of fundamental analysis.

Performance over the period was driven by asset class positioning. The fund’s assets were modestly diversified away from the blended index, with overweight positions in both international and U.S. large-capitalization equities. Although allocations within the international sleeve detracted from performance, the large cap overweight was additive. An overweight position in Germany and an underweight position in France detracted from relative returns. Conversely, underweight positions in the U.K. and Israel, as well as an overweight position in Brazil, contributed.

We continue to see opportunity in both developed and emerging market equities. It appears to us that both regions are earlier in their respective economic cycles than the United States, and their equity markets offer more compelling valuations. Headline risks, such as potential shocks related to Britain’s exit from the European Union, as well as potentially slow economic growth, mute our enthusiasm somewhat. There are signs of improvement among emerging markets, however, we believe selectivity is the key here.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return
Periods Ending August 31, 2017	1-year	5-year	10-year	Since Inception	5-year	10-year	Since Inception
Strategic Equity Allocation Fund Class NAV (began 4/13/12)	17.12%	11.76%	—	11.30%	74.39%	—	78.05%
S&P 500 Index[3,4]	16.23%	14.34%	—	13.71%	95.43%	—	99.82%
Blended Index[4,5]	17.15%	12.37%	—	11.59%	79.17%	—	80.56%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.
2	Since inception, a portion of the Strategic Equity Allocation Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.
3	The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
5	The Blended Index is composed of 70% Russell 3000 Index and 30% MSCI AC World ex-U.S.A. Index.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Class NAV shares, the net expenses equal the gross expenses and are 0.67%.

Total Return Fund

Subadvisor: Pacific Investment Management Company, LLC
Portfolio Managers: Mark R. Kiesel, Scott A. Mather, Mihir P. Worah

INVESTMENT OBJECTIVE & POLICIES  >  The fund seeks maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the fund invests at least 65% of its net assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX

Portfolio Composition*	% of Total
U.S. Government Agency	30.5
Corporate bonds	21.8
U.S. Government	13.4
Asset backed securities	10.8
Collateralized mortgage obligations	7.5
Foreign government obligations	1.8
Municipal bonds	0.4
Preferred securities	0.2
Short-term investments	13.6

*	As a percentage of total investments.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended August 31, 2017, the Total Return Fund Class NAV shares returned 2.64% and the Bloomberg Barclays U.S. Aggregate Bond Index returned 0.49%.

Environment  >  The end of 2016 saw Donald Trump’s stunning win of the U.S. presidential election, which caused most markets to focus on the pro-growth and inflationary potential of fiscal stimulus. At the start of 2017, optimism surged among U.S. businesses and consumers, and solid fundamentals helped bolster risk appetites. However, the risk rally — spurred in part by expectations for growth-enhancing policies such as fiscal stimulus, tax reform, and deregulation — moderated over the period as policy setbacks illustrated the difficulties the administration would have in implementing its pro-growth agenda.

Moving into the second half of the period, elections in Europe, continued political controversy in the U.S., and geopolitical tensions dominated headlines and contributed to brief bouts of investor uncertainty. However, a solid fundamental backdrop upheld risk appetite. Policy from developed market central bankers began to converge, as the Federal Reserve raised rates in December, March, and June and unveiled details of its plan to gradually reduce its balance sheet. The Bank of Canada raised rates for the first time in seven years, and the European Central Bank and the Bank of England suggested the potential for a reduction in easy monetary policy.

Over the period, U.S. treasuries rose across the yield curve, with the very short end of the curve increasing relatively more. Globally, government yields in Japan and Europe, specifically in the UK, Germany, and Italy, rose in tandem. Within the spread market, rising inflation expectations caused breakeven inflation spreads (the difference between nominal and real yields, representing market inflation expectations) to widen, while corporate and emerging market spreads tightened. Currency markets were mixed as the euro appreciated against the U.S. dollar, and the Japanese yen depreciated against the U.S. dollar.

The fund’s duration was 5.33 years as of August 31, 2017 (5.93 for the index). Overall interest rate strategies were positive for returns, as the fund strategically managed over and underweight positioning to the U.S. over the period. However, non-U.S. interest rate exposure within the eurozone and U.K. detracted from performance over the period amid yield volatility.

Within spread sector strategies, exposure to high yield corporate credit added to performance, while an underweight to investment grade credit detracted, as spreads tightened across the credit spectrum. A tactical allocation to treasury inflation protection securities added value as breakeven inflation levels widened. In addition, an allocation to the securitized sector, specifically non-agency mortgages and other structured products added to performance. Select exposure within U.S.D.-denominated emerging market debt added to performance amid tighter spreads.

Finally, currency strategies broadly contributed, as tactical positioning to the euro and British pound more than offset negative contributions from long U.S. dollar positions against the Taiwanese dollar, as that currency appreciated.

PERFORMANCE TABLE[1,2]	Average Annual Total Return			Cumulative Total Return
Periods Ending August 31, 2017	1-year	5-year	10-year	5-year	10-year
Total Return Fund Class NAV	2.64%	2.56%	5.48%	13.49%	70.55%
Bloomberg Barclays U.S. Aggregate Bond Index[3,4]	0.49%	2.19%	4.40%	11.44%	53.85%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.
2	Since inception, a portion of the Total Return Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.
3	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Class NAV shares, the net expenses equal the gross expenses and are 0.72%.

U.S. High Yield Bond Fund

Subadvisor: Wells Capital Management, Inc.
Portfolio Managers: Niklas Nordenfelt, CFA, Philip Susser

INVESTMENT OBJECTIVE & POLICIES  >  The fund seeks total return with a high level of current income. Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. corporate debt securities that are, at the time of investment, below investment grade, including preferred and other convertible securities that are below-investment-grade (sometimes referred to as “junk bonds” or high yield securities).

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX

Portfolio Composition*	% of Total
Corporate bonds	92.6
Term loans	3.2
Convertible bonds	0.9
Common stocks	0.1
Rights	0.1
Short-term investments and other	3.1

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended August 31, 2017, the U.S. High Yield Bond Fund Class NAV shares returned 8.59% and the Bank of America Merrill Lynch U.S. High Yield Master II Index returned 8.79%.

Environment  >  With the exception of three extremely mild monthly pull-backs, high yield rallied for the year ended August 31, 2017. The return was primarily driven by spread compression which offset higher yields. The rise in treasury yields and spread compression was most pronounced after the November U.S. presidential election.

From a fundamental perspective, corporate leverage remained at elevated levels for this point in the credit cycle. However, the cash flow impact from these higher leverage levels was somewhat offset by issuers’ ability to pay low interest rates. The U.S. economy continued to grow, albeit not at a rapid pace. The commodity driven sell-off in high yield in 2015 appeared to slow the growth in more aggressive high yield bonds deals.

The fund’s performance was hurt by its security selection and exposure to metals and mining combined, energy exploration and production, and technology companies. The fund was also hurt by its underweight to bonds with long maturities though this was offset by the selection within the long maturity bonds. While performance was hurt by overall industry allocation, the selection within certain industries offset the industry allocation. In particular, the fund benefited from its combined selection and exposure to the cable & satellite, pipeline, electric utility, wireline, and transportation services industries.

Some credit and economic fundamentals are concerning. On the whole, however, we view the current environment as better than average for high yield. Nonetheless, the rising discount rate, the potential reversal of quantitative easing, and lower than average overall spreads will work against the market over the long run. With a benign default outlook, high yield should continue to do well relative to other bond market segments, though individual bond risk may be high. Absent any unexpected events, we believe that spreads will remain flat to tighter from these levels in the short run before ultimately widening — potentially significantly — in the mid to longer term.

PERFORMANCE TABLE[1,2]	Average Annual Total Return			Cumulative Total Return
Periods Ending August 31, 2017	1-year	5-year	10-year	5-year	10-year
U.S. High Yield Bond Fund Class 1	8.53%	5.55%	7.01%	31.02%	96.96%
U.S. High Yield Bond Fund Class NAV	8.59%	5.61%	7.06%	31.38%	97.89%
BofA Merrill Lynch U.S. High Yield Master II Index[3,4]	8.79%	6.49%	7.88%	36.96%	113.52%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.
2	Since inception, a portion of the U.S. High Yield Bond Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.
3	The BofA Merrill Lynch U.S. High Yield Master II Index is an unmanaged index composed of U.S. currency high-yield bonds issued by U.S. and non-U.S. issuers.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class 1 shares – 0.85% and Class NAV shares – 0.80%.

U.S. Strategic Equity Allocation Fund

Subadvisor: John Hancock Asset Management
Portfolio Managers: Robert M. Boyda, Marcelle Daher, CFA, Nathan W. Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The fund seeks capital appreciation. The fund seeks to achieve its objective by investing under normal market conditions at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. equity securities of any market capitalization, including futures on indexes of equity securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX

Sector Composition*	% of Total
Information technology	25.0
Financials	15.4
Industrials	12.9
Health care	11.3
Consumer discretionary	7.8
Consumer staples	7.3
Energy	4.1
Utilities	3.7
Materials	3.5
Real estate	3.5
Telecommunication services	1.8
Short-term investments and other	3.7

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the period of inception (9/26/2016) through August 31, 2017, the U.S. Strategic Equity Allocation Fund Class NAV shares returned 16.08% and the Russell 3000 Index returned 16.07%.

Environment  >  U.S. stocks started the period on a weak note, as investors were cautious ahead of the November U.S. presidential election. However, a strong rally following Donald Trump’s victory began a roughly 10-month stretch in which share prices trended higher with few pullbacks. The widely followed S&P 500 Index hit a series of all-time highs.

The fund pursues an active U.S. sector rotational strategy that invests across U.S. large-, mid- and small-capitalization securities implemented with passive index replication. This means that while the fund is composed of assets that are meant to replicate the performance of various indexes, positioning within the fund is an outcome of fundamental analysis.

An overweight allocation in the information technology sector contributed to its return over the period, especially its holdings in the semiconductors and hardware & equipment sub-sectors. The overweight position in the financials sector — specifically its banks and diversified financials holdings — also contributed positively to relative returns as the sector benefited from the rise in bond yields over the period. Conversely, the fund’s position in the energy sector and underweight position in the consumer discretionary sector detracted from returns.

We continue to see both risks and opportunities in the current environment. On the one hand, the rally in U.S. stocks since the presidential election has resulted in rich valuations. On the other hand, if the recent positive trend in corporate earnings continues, it would offer support for those lofty valuations.

Within the U.S. stock market, valuations appear less stretched in financials and we believe regulatory concerns and headline risks here are fading. However, we are concerned about interest-rate dynamics and the inability of the current administration to make much headway on key proposals, potentially delaying important benefits for this sector. We also think the information technology sector offers decent revenue and earnings outlooks. Health care is a relatively inexpensive, defensive sector that could outperform if drug-pricing concerns ease and investors refocus on drug pipelines.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return
Periods Ending August 31, 2017	1-year	5-year	10-year	Since Inception	5-year	10-year	Since Inception
U.S. Strategic Equity Allocation Fund Class NAV (began 9/26/16)	—	—	—	—	—	—	16.08%
Russell 3000 Index[3,4]	—	—	—	—	—	—	16.07%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.
2	Since inception, a portion of the U.S. Strategic Equity Allocation Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.
3	The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Class NAV shares, the net expenses equal the gross expenses and are 0.66%.

John Hancock Funds II

Shareholder expense example

As a shareholder of John Hancock Funds II, you incur ongoing costs, such as management fees, distribution (12b-1) fees and other expenses. In the case of Multi-Index Lifestyle Aggressive Portfolio, Multi-Index Lifestyle Balanced Portfolio, Multi-Index Lifestyle Conservative Portfolio, Multi-Index Lifestyle Growth Portfolio and Multi-Index Lifestyle Moderate Portfolio, in addition to the operating expenses which the fund bears directly, the fund indirectly bears a pro rata share of the operating expenses of the underlying funds in which the fund invests. Because the underlying funds have varied operating expenses and transaction costs and the portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the portfolio will vary. If these indirect expenses were included, your expenses paid during the period would have been higher.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the funds so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2017 through August 31, 2017).

Actual expenses:

The first line of each share class in the table below and on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table below and on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please remember that these hypothetical account values may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/2017	Ending Account Value 8/31/2017	Expenses Paid During Period[1] 3/1/2017– 8/31/2017	Annualized Expense Ratio
Asia Pacific Total Return Bond Fund
Class NAV — Actual	$1,000.00	$1,039.20	$4.11	0.80%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	4.08	0.80%
Capital Appreciation Fund
Class 1 — Actual	$1,000.00	$1,167.30	$4.26	0.78%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.97	0.78%
Class NAV — Actual	1,000.00	1,167.60	3.99	0.73%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.72	0.73%
Capital Appreciation Value Fund
Class NAV — Actual	$1,000.00	$1,061.50	$4.21	0.81%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.10	4.13	0.81%
Core Bond Fund
Class 1 — Actual	$1,000.00	$1,025.60	$3.37	0.66%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.36	0.66%
Class NAV — Actual	1,000.00	1,025.90	3.11	0.61%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.11	0.61%

John Hancock Funds II

Shareholder expense example

	Beginning Account Value 3/1/2017	Ending Account Value 8/31/2017	Expenses Paid During Period[1] 3/1/2017– 8/31/2017	Annualized Expense Ratio
Fundamental Global Franchise Fund
Class A — Actual	$1,000.00	$1,136.80	$7.00	1.30%
Class A — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.70	6.61	1.30%
Class I — Actual	1,000.00	1,138.80	5.23	0.97%
Class I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.30	4.94	0.97%
Class R6 — Actual	1,000.00	1,138.60	4.69	0.87%
Class R6 — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.43	0.87%
Class NAV — Actual	1,000.00	1,138.60	4.64	0.86%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.38	0.86%
Global Bond Fund
Class 1 — Actual	$1,000.00	$1,068.20	$4.27	0.82%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.10	4.18	0.82%
Class NAV — Actual	1,000.00	1,067.40	4.01	0.77%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.92	0.77%
Global Real Estate Fund
Class NAV — Actual	$1,000.00	$1,037.50	$5.08	0.99%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.20	5.04	0.99%
Health Sciences Fund
Class NAV — Actual	$1,000.00	$1,096.30	$5.76	1.09%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.70	5.55	1.09%
High Yield Fund
Class 1 — Actual	$1,000.00	$1,020.20	$3.97	0.78%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.97	0.78%
Class NAV — Actual	1,000.00	1,020.70	3.72	0.73%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.72	0.73%
International Growth Stock Fund
Class NAV — Actual	$1,000.00	$1,110.80	$4.47	0.84%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.00	4.28	0.84%
International Small Cap Fund
Class 1 — Actual	$1,000.00	$1,179.90	$5.93	1.08%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.80	5.50	1.08%
Class NAV — Actual	1,000.00	1,180.60	5.66	1.03%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.00	5.24	1.03%
International Strategic Equity Allocation Fund
Class NAV — Actual	$1,000.00	$1,127.30	$2.93	0.55%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.30	2.79	0.55%
International Value Fund
Class 1 — Actual	$1,000.00	$1,074.10	$4.76	0.91%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.60	4.63	0.91%
Class NAV — Actual	1,000.00	1,074.30	4.50	0.86%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.38	0.86%
Investment Quality Bond Fund
Class 1 — Actual	$1,000.00	$1,034.40	$4.26	0.83%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.00	4.23	0.83%
Mid Cap Stock Fund
Class 1 — Actual	$1,000.00	$1,139.00	$4.96	0.92%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.60	4.69	0.92%
Class NAV — Actual	1,000.00	1,139.40	4.69	0.87%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.43	0.87%
Mid Value Fund
Class NAV — Actual	$1,000.00	$1,001.30	$4.74	0.94%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.50	4.79	0.94%

John Hancock Funds II

Shareholder expense example

	Beginning Account Value 3/1/2017	Ending Account Value 8/31/2017	Expenses Paid During Period[1] 3/1/2017– 8/31/2017	Annualized Expense Ratio
Multi-Index Lifestyle Aggressive Portfolio
Class 1 — Actual	$1,000.00	$1,071.40	$1.51	0.29%[2]
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.70	1.48	0.29%[2]
Class R6 — Actual	1,000.00	1,071.40	1.31	0.25%[2]
Class R6 — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	1.28	0.25%[2]
Multi-Index Lifestyle Balanced Portfolio
Class 1 — Actual	$1,000.00	$1,048.40	$2.07	0.40%[2]
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.20	2.04	0.40%[2]
Class R6 — Actual	1,000.00	1,048.40	1.86	0.36%[2]
Class R6 — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.40	1.84	0.36%[2]
Multi-Index Lifestyle Conservative Portfolio
Class 1 — Actual	$1,000.00	$1,030.80	$2.76	0.54%[2]
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.50	2.75	0.54%[2]
Class R6 — Actual	1,000.00	1,031.90	2.56	0.50%[2]
Class R6 — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.70	2.55	0.50%[2]
Multi-Index Lifestyle Growth Portfolio
Class 1 — Actual	$1,000.00	$1,060.00	$1.77	0.34%[2]
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.50	1.73	0.34%[2]
Class R6 — Actual	1,000.00	1,060.00	1.56	0.30%[2]
Class R6 — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.70	1.53	0.30%[2]
Multi-Index Lifestyle Moderate Portfolio
Class 1 — Actual	$1,000.00	$1,039.50	$2.42	0.47%[2]
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.80	2.40	0.47%[2]
Class R6 — Actual	1,000.00	1,039.70	2.26	0.44%[2]
Class R6 — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.00	2.24	0.44%[2]
Real Estate Equity Fund
Class NAV — Actual	$1,000.00	$988.50	$4.46	0.89%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.70	4.53	0.89%
Real Estate Securities Fund
Class 1 — Actual	$1,000.00	$1,010.80	$4.00	0.79%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	4.02	0.79%
Real Return Bond Fund
Class 1 — Actual	$1,000.00	$1,012.10	$4.92	0.97%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.30	4.94	0.97%
Class NAV — Actual	1,000.00	1,012.50	4.62	0.91%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.60	4.63	0.91%
Science & Technology Fund
Class NAV — Actual	$1,000.00	$1,166.80	$5.57	1.02%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.10	5.19	1.02%
Short Term Government Income Fund
Class NAV — Actual	$1,000.00	$1,008.50	$3.09	0.61%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.11	0.61%
Small Cap Growth Fund
Class NAV — Actual	$1,000.00	$1,084.30	$5.78	1.10%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.70	5.60	1.10%
Small Company Growth Fund
Class NAV — Actual	$1,000.00	$1,074.60	$5.49	1.05%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.90	5.35	1.05%
Small Company Value Fund
Class 1 — Actual	$1,000.00	$1,010.40	$5.52	1.09%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.70	5.55	1.09%
Class NAV — Actual	1,000.00	1,010.80	5.27	1.04%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.00	5.30	1.04%
Strategic Equity Allocation Fund
Class NAV — Actual	$1,000.00	$1,078.60	$2.83	0.54%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.50	2.75	0.54%

John Hancock Funds II

Shareholder expense example

	Beginning Account Value 3/1/2017	Ending Account Value 8/31/2017	Expenses Paid During Period[1] 3/1/2017– 8/31/2017	Annualized Expense Ratio
Total Return Fund
Class NAV — Actual	$1,000.00	$1,033.70	$3.28	0.64%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.00	3.26	0.64%
U.S. High Yield Bond Fund
Class 1 — Actual	$1,000.00	$1,028.30	$4.55	0.89%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.70	4.53	0.89%
Class NAV — Actual	1,000.00	1,028.60	4.35	0.85%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.33	0.85%
U.S. Strategic Equity Allocation Fund
Class NAV — Actual	$1,000.00	$1,046.10	$2.72	0.53%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.40	2.69	0.53%

[1]	Expenses are equal to the funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
[2]	The portfolios’ expense ratios do not include fees and expenses indirectly incurred by the underlying funds and can vary based on the mix of underlying funds held by the portfolios. The range of expense ratios of the underlying funds held by the portfolios was as follows:

Portfolio	Range
Multi-Index Lifestyle Aggressive Portfolio	0.04% – 0.54%
Multi-Index Lifestyle Balanced Portfolio	0.04% – 0.65%
Multi-Index Lifestyle Conservative Portfolio	0.05% – 0.65%
Multi-Index Lifestyle Growth Portfolio	0.04% – 0.65%
Multi-Index Lifestyle Moderate Portfolio	0.04% – 0.65%

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Asia Pacific Total Return Bond Fund

		Shares or
		Principal
		Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 3.2%
U.S. Government - 3.2%
U.S. Treasury Bond
2.875%, 11/15/2046		$12,000,000	$12,350,625
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(Cost $11,605,278)			$12,350,625
FOREIGN GOVERNMENT
OBLIGATIONS - 37.0%
Australia - 1.0%
Queensland Treasury Corp.
7.125%, 09/18/2017	NZD	5,565,000	4,003,387
Canada - 0.4%
Province of British Columbia
6.600%, 01/09/2020 (A)	INR	106,000,000	1,694,330
China - 4.1%
Republic of China
2.480%, 12/01/2020	CNY	31,000,000	4,512,448
The Export-Import Bank of China
2.625%, 03/14/2022		$8,000,000	8,040,032
3.650%, 05/14/2019	CNY	20,000,000	3,009,791
			15,562,271
India - 6.4%
Government of India
7.590%, 01/11/2026	INR	450,000,000	7,374,618
8.120%, 12/10/2020		450,000,000	7,385,607
8.270%, 06/09/2020		500,000,000	8,185,714
Republic of India
7.680%, 12/15/2023		85,000,000	1,401,282
			24,347,221
Indonesia - 6.6%
Republic of Indonesia
7.000%, 05/15/2027	IDR	24,000,000,000	1,845,600
8.250%, 07/15/2021		45,000,000,000	3,598,475
8.375%, 03/15/2024 to 09/15/2026		191,000,000,000	15,763,769
8.750%, 05/15/2031		47,000,000,000	4,029,981
			25,237,825
Malaysia - 2.1%
Government of Malaysia
3.418%, 08/15/2022	MYR	7,500,000	1,732,578
4.181%, 07/15/2024		18,000,000	4,283,111
4.392%, 04/15/2026		8,000,000	1,920,174
			7,935,863
New Zealand - 2.1%
Dominion of New Zealand
4.500%, 04/15/2027	NZD	3,690,000	2,996,788
5.000%, 03/15/2019		1,900,000	1,431,068
5.500%, 04/15/2023		4,100,000	3,402,624
			7,830,480
Philippines - 3.5%
Republic of Philippines
3.500%, 04/21/2023	PHP	247,000,000	4,648,789
3.625%, 09/09/2025		142,233,286	2,623,277
3.700%, 02/02/2042		$3,600,000	3,654,832
3.900%, 11/26/2022	PHP	131,000,000	2,515,343
			13,442,241
Singapore - 2.3%
Republic of Singapore
3.125%, 09/01/2022	SGD	11,000,000	8,691,748
South Korea - 6.0%
Export-Import Bank of Korea
8.000%, 05/15/2018	IDR	50,000,000,000	3,768,817
Republic of Korea
2.750%, 09/10/2017 to 03/10/2018	KRW	14,400,000,000	$12,813,074
5.000%, 06/10/2020		1,000,000,000	963,988
5.750%, 09/10/2018		6,000,000,000	5,551,123
			23,097,002
Thailand - 1.9%
Kingdom of Thailand
1.200%, 07/14/2021	THB	128,277,600	3,813,482
2.125%, 12/17/2026		120,000,000	3,549,337
			7,362,819
Vietnam - 0.6%
Socialist Republic of Vietnam
6.750%, 01/29/2020		$2,000,000	2,185,522
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $143,311,912)			$141,390,709
CORPORATE BONDS - 57.9%
Australia - 2.7%
Australia & New Zealand Banking
Group, Ltd.
4.400%, 05/19/2026 (A)		2,100,000	2,197,216
Australia & New Zealand Banking
Group, Ltd. (6.750% to 6-15-26, then
5 Year U.S. ISDAFIX + 5.168%)
06/15/2026 (B)		4,000,000	4,471,726
FMG Resources August 2006 Pty, Ltd.
4.750%, 05/15/2022 (A)		2,900,000	2,994,250
5.125%, 05/15/2024 (A)		600,000	622,500
			10,285,692
Canada - 1.2%
Nexen Energy ULC
5.875%, 03/10/2035		3,700,000	4,501,154
China - 14.9%
Beijing Gas Singapore Capital Corp.
2.750%, 05/31/2022		4,000,000	3,984,436
Bluestar Finance Holdings, Ltd. (4.375%
to 12-17-18, then 3 Year CMT +
7.242%)
12/17/2018 (B)		3,700,000	3,760,421
China Cinda Finance 2015 I, Ltd.
4.250%, 04/23/2025		2,500,000	2,569,795
China Construction Bank Corp. (3.875%
to 5-13-20, then 5 Year CMT +
2.425%)
05/13/2025		4,000,000	4,084,812
China Merchants Finance Company, Ltd.
5.000%, 05/04/2022		2,000,000	2,177,721
China Reinsurance Finance Corp., Ltd.
3.375%, 03/09/2022		3,200,000	3,194,378
China Southern Power Grid International
Finance BVI Company, Ltd.
3.500%, 05/08/2027 (A)		5,000,000	5,136,019
Chinalco Capital Holdings, Ltd.
4.000%, 08/25/2021		3,500,000	3,532,351
COSCO Finance 2011, Ltd.
4.000%, 12/03/2022		600,000	629,966
Dianjian Haixing, Ltd. (4.050% to
10-21-19, then 5 Year CMT + 7.605%)
10/21/2019 (B)		3,500,000	3,562,930

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Asia Pacific Total Return Bond Fund (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
China (continued)
Future Land Development Holdings, Ltd.
6.250%, 11/12/2017		$2,000,000	$2,006,152
Health and Happiness H&H International
Holdings, Ltd.
7.250%, 06/21/2021		1,000,000	1,053,869
7.250%, 06/21/2021 (A)		1,600,000	1,686,005
Industrial & Commercial Bank of
China, Ltd.
4.875%, 09/21/2025		2,500,000	2,718,528
Parkson Retail Group, Ltd.
4.500%, 05/03/2018		2,000,000	1,993,636
Proven Honour Capital, Ltd.
4.125%, 05/19/2025		3,600,000	3,767,623
Tencent Holdings, Ltd.
3.800%, 02/11/2025		3,000,000	3,181,063
Times Property Holdings, Ltd.
11.450%, 03/05/2020		2,000,000	2,178,734
West China Cement, Ltd.
6.500%, 09/11/2019		1,500,000	1,545,789
Yongda Investment, Ltd.
3.750%, 07/21/2020		4,000,000	4,101,916
			56,866,144
Hong Kong - 9.8%
Bestgain Real Estate, Ltd.
2.625%, 03/13/2018		1,000,000	1,000,562
China Overseas Finance Cayman V, Ltd.
3.950%, 11/15/2022		3,200,000	3,354,211
Double Rosy, Ltd.
3.625%, 11/18/2019		4,500,000	4,563,950
FPT Finance, Ltd.
6.375%, 09/28/2020		4,000,000	4,355,000
HeSteel Hong Kong Company, Ltd.
4.250%, 04/07/2020		2,200,000	2,203,271
HKT Capital No. 2, Ltd.
3.625%, 04/02/2025		3,000,000	3,072,162
HLP Finance, Ltd.
4.750%, 06/25/2022		4,000,000	4,301,596
Huarong Finance II Company, Ltd.
4.875%, 11/22/2026		3,000,000	3,150,009
Kunlun Energy Company, Ltd.
3.750%, 05/13/2025		3,000,000	3,100,740
MCC Holding Hong Kong Corp., Ltd.
2.950%, 05/31/2020		3,200,000	3,201,808
RKI Overseas Finance 2016 A, Ltd.
5.000%, 08/09/2019		3,000,000	3,030,288
The Bank of East Asia, Ltd. (4.250% to
9-13-17, then 5 Year Singapore Swap
Offered Rate + 3.085%)
09/13/2022	SGD	2,750,000	2,029,279
Wharf Finance No 1, Ltd.
4.000%, 03/27/2018	CNY	1,560,000	235,415
			37,598,291
India - 3.0%
Adani Ports & Special Economic
Zone, Ltd.
4.000%, 07/30/2027 (A)		$2,200,000	2,210,974
Bharti Airtel International Netherlands BV
5.125%, 03/11/2023 (A)		1,600,000	1,693,594
IDBI Bank, Ltd.
4.125%, 04/23/2020		1,500,000	1,507,741
NTPC, Ltd.
4.250%, 02/26/2026		1,500,000	1,571,783
Reliance Industries, Ltd.
4.875%, 02/10/2045 (A)		$3,000,000	$3,252,315
Vedanta Resources PLC
7.125%, 05/31/2023		1,000,000	1,062,500
			11,298,907
Indonesia - 6.3%
ABM Investama Tbk PT
7.125%, 08/01/2022 (A)		1,800,000	1,832,053
Bukit Makmur Mandiri Utama PT
7.750%, 02/13/2022 (A)		1,800,000	1,890,535
MPM Global Pte, Ltd.
6.750%, 09/19/2019		2,600,000	2,688,397
Pelabuhan Indonesia II PT
4.250%, 05/05/2025 (A)		1,500,000	1,539,600
Pelabuhan Indonesia III Persero PT
4.875%, 10/01/2024 (A)		900,000	965,700
Pertamina Persero PT
6.450%, 05/30/2044		2,000,000	2,353,052
Perusahaan Gas Negara Persero Tbk
5.125%, 05/16/2024		3,200,000	3,470,947
Perusahaan Listrik Negara PT
4.125%, 05/15/2027 (A)		3,400,000	3,429,545
5.500%, 11/22/2021		4,000,000	4,420,000
Saka Energi Indonesia PT
4.450%, 05/05/2024 (A)		1,550,000	1,573,616
			24,163,445
Isle of Man - 1.0%
Gohl Capital, Ltd.
4.250%, 01/24/2027		3,500,000	3,658,442
Malaysia - 2.4%
IOI Investment L BHD
4.375%, 06/27/2022		4,915,000	5,147,440
SSG Resources, Ltd.
4.250%, 10/04/2022		4,000,000	4,230,688
			9,378,128
Mauritius - 1.1%
Greenko Investment Company
4.875%, 08/16/2023 (A)		1,100,000	1,084,119
HT Global IT Solutions Holdings, Ltd
7.000%, 07/14/2021		2,800,000	2,961,221
			4,045,340
Philippines - 1.0%
Asian Development Bank
2.850%, 10/21/2020	CNY	20,000,000	2,940,926
Petron Corp.
7.000%, 11/10/2017	PHP	40,000,000	785,101
			3,726,027
Singapore - 2.3%
Alam Synergy Pte, Ltd.
6.950%, 03/27/2020 (A)		$800,000	819,040
ONGC Videsh Vankorneft Pte, Ltd
3.750%, 07/27/2026		1,500,000	1,510,163
Singapore Post, Ltd. (4.250% to 3-2-22,
then 10 Year Singapore Swap Offered
Rate + 3.692%)
03/02/2022 (B)	SGD	5,000,000	3,886,987
TBG Global Pte, Ltd.
5.250%, 02/10/2022		$2,500,000	2,570,035
			8,786,225
South Korea - 3.4%
Busan Bank Company, Ltd.
3.625%, 07/25/2026		4,000,000	3,910,000

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Asia Pacific Total Return Bond Fund (continued)

		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
South Korea (continued)
Dongbu Insurance Company, Ltd.
3.865%, 05/25/2027	KRW	8,000,000,000	$7,115,474
Woori Bank (5.250% to 5-16-22, then 5
Year CMT + 3.347%)
05/16/2022 (A)(B)		$2,100,000	2,146,910
			13,172,384
Thailand - 2.7%
PTT Global Chemical PCL
4.250%, 09/19/2022		2,000,000	2,133,556
PTTEP Canada International
Finance, Ltd.
6.350%, 06/12/2042		900,000	1,158,496
Thai Oil PCL
3.625%, 01/23/2023 (A)		4,075,000	4,225,600
4.875%, 01/23/2043		2,700,000	2,914,261
			10,431,913
United States - 4.8%
Inter-American Development Bank
6.000%, 09/05/2017	INR	252,000,000	3,942,043
International Finance Corp.
3.100%, 09/24/2019	CNY	20,000,000	2,988,377
6.450%, 10/30/2018	INR	250,000,000	3,956,700
Morgan Stanley
4.750%, 11/16/2018	AUD	2,000,000	1,630,803
7.375%, 02/22/2018		2,250,000	1,829,775
Reliance Holding USA, Inc.
5.400%, 02/14/2022		$3,500,000	3,863,949
			18,211,647
Virgin Islands, British - 1.3%
State Grid Overseas Investment 2016, Ltd.
4.000%, 05/04/2047 (A)		4,800,000	4,992,235
TOTAL CORPORATE BONDS
(Cost $218,088,857)			$221,115,974
Total Investments (Asia Pacific Total Return Bond Fund)
(Cost $373,006,047) - 98.1%			$374,857,308
Other assets and liabilities, net - 1.9%			7,221,063
TOTAL NET ASSETS - 100.0%			$382,078,371

Currency Abbreviations
AUD	Australian Dollar
CNY	Chinese Yuan Renminbi
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	Korean Won
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PHP	Philippine Peso
SGD	Singapore Dollar
THB	Thai Bhat
Security Abbreviations and Legend
CMT	Constant Maturity Treasury
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $45,986,156 or 12.0% of the fund’s net assets as of 8-31-17.
(B)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.

DERIVATIVES

FUTURES

						Unrealized
	Number of		Expiration	Notional	Notional	appreciation
Open contracts	contracts	Position	date	basis*	value*	(depreciation)
10-Year U.S. Treasury Note Futures	790	Short	Dec 2017	$(100,013,597)	$(100,317,656)	$(304,059)
						$(304,059)

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

FORWARD FOREIGN CURRENCY CONTRACTS

					Contractual
					settlement	Unrealized	Unrealized
Contract to buy		Contract to sell		Counterparty (OTC)	date	appreciation	depreciation
NZD	900,000	USD	651,141	Australia and New Zealand Banking Group	9/29/2017	—	($5,240)
USD	1,266,083	AUD	1,600,000	Australia and New Zealand Banking Group	9/29/2017	—	(5,467)
USD	18,877,695	KRW	21,422,220,000	Australia and New Zealand Banking Group	9/29/2017	—	(124,585)
USD	9,923,838	NZD	13,600,000	Australia and New Zealand Banking Group	9/29/2017	$163,551	—
USD	4,742,456	SGD	6,458,040	Royal Bank of Canada	9/29/2017	—	(20,900)
						$163,551	($156,192)

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Derivatives currency abbreviations
AUD	Australian Dollar
KRW	Korean Won
NZD	New Zealand Dollar
SGD	Singapore Dollar
USD	U.S. Dollar

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.

Capital Appreciation Fund

	Shares or
	Principal
	Amount	Value
COMMON STOCKS – 99.2%
Consumer discretionary – 21.5%
Automobiles – 1.6%
Tesla, Inc. (A)(B)	82,535	$29,374,207
Hotels, restaurants and leisure – 3.5%
Marriott International, Inc., Class A	316,207	32,752,721
McDonald’s Corp.	186,626	29,854,561
		62,607,282
Internet and direct marketing retail – 10.2%
Amazon.com, Inc. (A)	78,880	77,349,728
Expedia, Inc.	39,943	5,925,943
Netflix, Inc. (A)	349,636	61,084,906
The Priceline Group, Inc. (A)	21,533	39,880,839
		184,241,416
Media – 1.8%
Charter Communications, Inc.,
Class A (A)	82,016	32,686,657
Specialty retail – 2.7%
Industria de Diseno Textil SA	705,521	26,836,842
The Home Depot, Inc.	145,351	21,783,754
		48,620,596
Textiles, apparel and luxury goods – 1.7%
adidas AG	131,970	29,639,542
		387,169,700
Consumer staples – 3.1%
Beverages – 1.3%
Monster Beverage Corp. (A)	407,937	22,771,043
Food and staples retailing – 1.0%
Costco Wholesale Corp.	119,714	18,763,972
Personal products – 0.8%
The Estee Lauder Companies, Inc.,
Class A	134,292	14,367,901
		55,902,916
Energy – 0.8%
Oil, gas and consumable fuels – 0.8%
Concho Resources, Inc. (A)	125,759	13,955,476
Financials – 2.8%
Banks – 1.6%
JPMorgan Chase & Co.	322,944	29,352,380
Capital markets – 1.2%
The Goldman Sachs Group, Inc.	93,606	20,943,406
		50,295,786
Health care – 12.1%
Biotechnology – 6.4%
Alexion Pharmaceuticals, Inc. (A)	85,930	12,237,291
BioMarin Pharmaceutical, Inc. (A)	221,627	19,988,539
Celgene Corp. (A)	318,176	44,204,192
Regeneron Pharmaceuticals, Inc. (A)	33,814	16,802,177
Vertex Pharmaceuticals, Inc. (A)	136,925	21,981,940
		115,214,139
Health care providers and services – 1.0%
UnitedHealth Group, Inc.	94,095	$18,715,496
Life sciences tools and services – 1.1%
Illumina, Inc. (A)	98,662	20,172,433
Pharmaceuticals – 3.6%
Allergan PLC	114,584	26,294,736
Bristol-Myers Squibb Company	631,258	38,178,484
		64,473,220
		218,575,288
Industrials – 4.7%
Aerospace and defense – 2.0%
The Boeing Company	152,645	36,582,901
Air freight and logistics – 1.1%
FedEx Corp.	88,900	19,058,382
Machinery – 1.6%
Caterpillar, Inc.	81,661	9,594,351
Parker-Hannifin Corp.	116,063	18,673,376
		28,267,727
		83,909,010
Information technology – 51.7%
Electronic equipment, instruments and
components – 0.3%
Corning, Inc.	180,624	5,194,746
Internet software and services – 17.4%
Alibaba Group Holding, Ltd., ADR (A)	471,488	80,973,349
Alphabet, Inc., Class A (A)	42,918	40,996,990
Alphabet, Inc., Class C (A)	43,764	41,108,838
Facebook, Inc., Class A (A)	528,071	90,812,370
Tencent Holdings, Ltd.	1,419,590	59,735,880
		313,627,427
IT services – 7.9%
FleetCor Technologies, Inc. (A)	129,759	18,655,451
Mastercard, Inc., Class A	423,483	56,450,284
PayPal Holdings, Inc. (A)	151,384	9,337,365
Visa, Inc., Class A	563,757	58,360,125
		142,803,225
Semiconductors and semiconductor
equipment – 5.8%
Broadcom, Ltd.	147,283	37,125,624
NVIDIA Corp.	261,815	44,361,934
QUALCOMM, Inc.	170,663	8,920,555
Texas Instruments, Inc.	177,577	14,706,927
		105,115,040
Software – 14.0%
Activision Blizzard, Inc.	576,511	37,796,061
Adobe Systems, Inc. (A)	290,836	45,126,114
Microsoft Corp.	918,382	68,667,422
Red Hat, Inc. (A)	197,655	21,247,913
salesforce.com, Inc. (A)	471,210	44,995,843
Splunk, Inc. (A)	208,608	13,995,511

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Capital Appreciation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Software (continued)
Workday, Inc., Class A (A)	197,011	$21,610,137
		253,439,001
Technology hardware, storage and
peripherals – 6.3%
Apple, Inc.	691,030	113,328,920
		933,508,359
Materials – 1.2%
Chemicals – 1.2%
Albemarle Corp.	191,835	22,302,737
Real estate – 1.3%
Equity real estate investment trusts – 1.3%
Crown Castle International Corp.	220,594	23,921,213
TOTAL COMMON STOCKS (Cost $844,333,174)		$1,789,540,485
SECURITIES LENDING
COLLATERAL – 1.5%
John Hancock Collateral Trust,
1.2169% (C)(D)	2,822,028	28,235,800
TOTAL SECURITIES LENDING COLLATERAL
(Cost $28,237,009)		$28,235,800
SHORT-TERM INVESTMENTS – 1.0%
Money market funds – 1.0%
State Street Institutional U.S. Government
Money Market Fund, Premier Class,
0.9295% (C)	17,717,270	17,717,270
TOTAL SHORT-TERM INVESTMENTS (Cost $17,717,270)		$17,717,270
Total Investments (Capital Appreciation Fund)
(Cost $890,287,453) – 101.7%		$1,835,493,555
Other assets and liabilities, net – (1.7%)		(31,044,358)
TOTAL NET ASSETS – 100.0%		$1,804,449,197

Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	A portion of this security is on loan as of 8-31-17.
(C)	The rate shown is the annualized seven-day yield as of 8-31-17.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

Capital Appreciation Value Fund

	Shares or
	Principal
	Amount	Value
COMMON STOCKS – 62.5%
Consumer discretionary – 8.5%
Auto components – 1.2%
Adient PLC	159,435	$11,268,866
Magna International, Inc. (A)	233,187	11,216,295
		22,485,161
Hotels, restaurants and leisure – 2.6%
Aramark	610,608	24,845,640
Yum! Brands, Inc.	308,022	23,662,250
		48,507,890
Internet and direct marketing retail – 1.7%
Amazon.com, Inc. (B)	32,383	31,754,770
Media – 0.4%
Liberty Global PLC, Series C (B)	227,644	$7,519,081
Specialty retail – 2.6%
AutoZone, Inc. (B)	21,122	11,161,710
Lowe’s Companies, Inc.	83,671	6,182,450
O’Reilly Automotive, Inc. (B)	119,247	23,387,914
The Home Depot, Inc.	60,582	9,079,424
		49,811,498
		160,078,400
Consumer staples – 6.1%
Beverages – 1.7%
Dr. Pepper Snapple Group, Inc.	271,217	24,694,308
PepsiCo, Inc.	64,988	7,521,061
		32,215,369
Food and staples retailing – 0.3%
CVS Health Corp.	84,100	6,504,294
Food products – 1.0%
Mondelez International, Inc., Class A	256,192	10,416,767
The Kraft Heinz Company	64,200	5,184,150
Tyson Foods, Inc., Class A	48,764	3,086,761
		18,687,678
Household products – 0.6%
Essity AB, Class B (B)	386,821	10,739,416
Tobacco – 2.5%
British American Tobacco PLC	155,356	9,691,901
Philip Morris International, Inc.	320,426	37,467,412
		47,159,313
		115,306,070
Energy – 1.6%
Oil, gas and consumable fuels – 1.6%
Canadian Natural Resources, Ltd.	539,400	16,624,308
TOTAL SA (A)	236,814	12,287,656
		28,911,964
Financials – 7.4%
Banks – 1.5%
The PNC Financial Services Group, Inc.	149,694	18,773,125
Wells Fargo & Company	176,899	9,034,232
		27,807,357
Capital markets – 3.0%
State Street Corp.	155,137	14,348,621
The Bank of New York Mellon Corp.	789,590	41,279,765
		55,628,386
Insurance – 2.9%
Marsh & McLennan Companies, Inc.	633,200	49,440,256
Willis Towers Watson PLC	37,859	5,620,926
		55,061,182
		138,496,925
Health care – 16.8%
Biotechnology – 0.9%
Biogen, Inc. (B)	55,428	17,546,288
Bioverativ, Inc. (B)	3,605	204,367
		17,750,655
Health care equipment and supplies – 6.2%
Abbott Laboratories	770,198	39,233,874
Becton, Dickinson and Company	199,017	39,691,950
Danaher Corp.	458,120	38,216,370
		117,142,194

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Capital Appreciation Value Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Health care providers and services – 4.6%
Aetna, Inc.	108,174	$17,059,040
Anthem, Inc.	48,200	9,449,128
Cigna Corp.	52,318	9,525,015
Humana, Inc.	85,993	22,153,517
UnitedHealth Group, Inc.	138,361	27,520,003
		85,706,703
Life sciences tools and services – 2.8%
PerkinElmer, Inc.	513,803	34,419,663
Thermo Fisher Scientific, Inc.	96,305	18,022,518
		52,442,181
Pharmaceuticals – 2.3%
GlaxoSmithKline PLC	397,465	7,885,615
Perrigo Company PLC	156,491	12,356,529
Zoetis, Inc. (C)	351,584	22,044,317
		42,286,461
		315,328,194
Industrials – 4.7%
Building products – 1.3%
Johnson Controls International PLC	592,056	23,439,497
Commercial services and supplies – 0.1%
Waste Connections, Inc.	33,868	2,258,657
Industrial conglomerates – 1.6%
General Electric Company	701,000	17,209,550
Roper Technologies, Inc.	55,766	12,862,986
		30,072,536
Machinery – 0.7%
Fortive Corp.	116,204	7,549,774
Pentair PLC	102,122	6,336,670
		13,886,444
Professional services – 1.0%
Equifax, Inc.	65,820	9,377,375
RELX PLC	392,966	8,592,647
		17,970,022
		87,627,156
Information technology – 13.4%
Internet software and services – 2.5%
Alphabet, Inc., Class A (B)	4,300	4,107,532
Alphabet, Inc., Class C (B)	45,094	42,358,147
		46,465,679
IT services – 7.3%
Fidelity National Information
Services, Inc.	243,837	22,657,334
Fiserv, Inc. (B)	395,065	48,873,491
Mastercard, Inc., Class A (C)	114,515	15,264,850
Visa, Inc., Class A	497,400	51,490,848
		138,286,523
Software – 3.0%
Intuit, Inc.	66,136	9,354,937
Microsoft Corp.	523,800	39,164,526
Symantec Corp.	241,580	7,242,568
		55,762,031
Technology hardware, storage and
peripherals – 0.6%
Apple, Inc.	72,800	11,939,200
		252,453,433
Materials – 0.3%
Containers and packaging – 0.3%
Ball Corp.	155,498	$6,218,365
Real estate – 2.1%
Equity real estate investment trusts – 2.1%
American Tower Corp.	121,774	18,028,641
SBA Communications Corp. (B)	142,553	21,889,013
		39,917,654
Utilities – 1.6%
Electric utilities – 1.5%
PG&E Corp.	400,057	28,156,012
Multi-utilities – 0.1%
DTE Energy Company	17,900	2,010,528
		30,166,540
TOTAL COMMON STOCKS (Cost $905,115,033)		$1,174,504,701
PREFERRED SECURITIES – 3.6%
Financials – 0.4%
Banks – 0.2%
U.S. Bancorp (6.500% to 1-15-22, then 3
month LIBOR + 4.468%)	27,000	786,510
Wells Fargo & Company, Series L,
7.500% (A)	3,176	4,227,256
		5,013,766
Capital markets – 0.2%
State Street Corp., 6.000%	38,599	1,041,787
The Charles Schwab Corp., 5.950%	8,000	219,120
The Charles Schwab Corp., 6.000%	72,000	1,975,680
		3,236,587
		8,250,353
Health care – 1.0%
Health care equipment and supplies – 1.0%
Becton, Dickinson and Company, 6.125%	332,042	18,468,176
Real estate – 1.1%
Equity real estate investment trusts – 1.1%
American Tower Corp., 5.500%	96,815	12,629,517
Crown Castle International Corp.,
Series A, 6.875%	6,711	7,445,855
		20,075,372
Utilities – 1.1%
Electric utilities – 0.4%
NextEra Energy, Inc., 6.123%	61,363	3,411,783
SCE Trust II, 5.100%	9,890	252,096
SCE Trust III (5.750% to 3-15-24, then 3
month LIBOR + 2.990%)	80,739	2,226,782
SCE Trust V (5.450 to 3-15-26, then 3
month LIBOR + 3.790%)	50,000	1,434,500
SCE Trust VI, 5.000% (A)	50,000	1,282,000
		8,607,161
Multi-utilities – 0.4%
DTE Energy Company, 6.500%	135,564	7,653,943
Utilities – 0.3%
SCE Trust IV (5.375 to 9-15-25, then 3
month LIBOR + 3.132%)	180,000	4,932,000
		21,193,104
TOTAL PREFERRED SECURITIES (Cost $59,630,334)		$67,987,005

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Capital Appreciation Value Fund (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS - 20.1%
Consumer discretionary - 5.3%
Altice US Finance I Corp.
5.375%, 07/15/2023 (D)	$625,000	$654,688
Amazon.com, Inc.
2.600%, 12/05/2019	1,568,000	1,598,560
AutoZone, Inc.
1.625% 04/21/2019	215,000	214,090
2.500% 04/15/2021	900,000	902,126
CCO Holdings LLC
5.000% 02/01/2028 (D)	2,115,000	2,146,069
5.125% 02/15/2023	2,600,000	2,687,750
5.125% 05/01/2023 (D)	725,000	758,444
5.250% 03/15/2021 to 09/30/2022	5,030,000	5,178,025
5.750% 09/01/2023 to 01/15/2024	4,255,000	4,444,703
5.875% 04/01/2024 (D)	1,555,000	1,652,188
Cedar Fair LP
5.375% 06/01/2024	1,578,000	1,664,790
5.375% 04/15/2027 (D)	705,000	740,250
Cequel Communications Holdings I LLC
6.375%, 09/15/2020 (D)	2,748,000	2,810,654
Charter Communications Operating LLC
3.579%, 07/23/2020	575,000	589,916
DISH DBS Corp.
4.250%, 04/01/2018	770,000	778,663
Dollar Tree, Inc.
5.750%, 03/01/2023	3,575,000	3,771,625
Ford Motor Credit Company LLC
1.724% 12/06/2017	1,425,000	1,425,858
2.145% 01/09/2018	1,085,000	1,086,208
2.375% 03/12/2019	2,500,000	2,513,075
2.597% 11/04/2019	2,375,000	2,396,981
5.000% 05/15/2018	990,000	1,011,249
Ford Motor Credit Company LLC (3
month LIBOR + 0.520%)
1.739%, 09/08/2017 (E)	2,350,000	2,350,031
Ford Motor Credit Company LLC (3
month LIBOR + 0.570%)
1.792%, 12/06/2017 (E)	2,725,000	2,727,589
Hilton Domestic Operating Co, Inc.
4.250%, 09/01/2024	800,000	820,240
KFC Holding Company/Pizza Hut
Holdings LLC/Taco Bell of
America LLC
4.750% 06/01/2027 (D)	5,690,000	5,839,363
5.000% 06/01/2024 (D)	1,050,000	1,097,565
5.250% 06/01/2026 (D)	650,000	684,938
L Brands, Inc.
8.500%, 06/15/2019	3,230,000	3,544,925
Lamar Media Corp.
5.875%, 02/01/2022	850,000	873,375
McDonald’s Corp.
2.100%, 12/07/2018	255,000	256,652
Netflix, Inc.
4.375% 11/15/2026 (D)	4,210,000	4,104,750
5.875% 02/15/2025	473,000	512,023
Service Corp. International
5.375%, 05/15/2024	1,635,000	1,739,231
Sirius XM Radio, Inc.
6.000%, 07/15/2024 (D)	3,535,000	3,818,790
Tesla, Inc.
5.300%, 08/15/2025 (D)	5,125,000	5,044,922
Time Warner Cable LLC
6.750%, 07/01/2018	2,375,000	2,467,031
Unitymedia GmbH
6.125%, 01/15/2025 (D)	2,475,000	2,648,126
Unitymedia Hessen GmbH & Company KG
5.500%, 01/15/2023 (D)	$5,814,000	$6,017,490
Virgin Media Finance PLC (6.000% to
1-15-21, then 11.000% thereafter)
10/15/2024 (D)	1,950,000	2,042,625
Virgin Media Secured Finance PLC
5.250%, 01/15/2026 (D)	1,725,000	1,798,313
Yum! Brands, Inc.
3.750% 11/01/2021	4,425,000	4,546,688
3.875% 11/01/2020 to 11/01/2023	4,205,000	4,265,900
5.300% 09/15/2019	1,030,000	1,082,788
5.350% 11/01/2043	375,000	351,559
6.250% 03/15/2018	1,695,000	1,733,138
6.875% 11/15/2037	1,030,000	1,114,975
		100,508,939
Consumer staples - 1.3%
Anheuser-Busch InBev Finance, Inc.
1.900% 02/01/2019	1,665,000	1,670,409
2.650% 02/01/2021	925,000	942,400
3.300% 02/01/2023	1,175,000	1,218,893
Anheuser-Busch InBev Finance, Inc. (3
month LIBOR + 1.260%)
2.571%, 02/01/2021 (E)	1,750,000	1,806,390
Aramark Services, Inc.
5.000%, 04/01/2025 (D)	5,625,000	5,936,063
B&G Foods, Inc.
4.625%, 06/01/2021	975,000	994,500
PepsiCo, Inc.
1.250%, 04/30/2018	620,000	619,289
Philip Morris International, Inc.
2.000% 02/21/2020	1,920,000	1,926,211
2.625% 02/18/2022	2,380,000	2,409,397
Philip Morris International, Inc. (3 month
LIBOR + 0.420%)
1.736%, 02/21/2020 (E)	1,275,000	1,281,323
Reckitt Benckiser Treasury Services PLC
(3 month LIBOR + 0.560%)
1.856%, 06/24/2022 (D)(E)	2,110,000	2,110,113
Spectrum Brands, Inc.
6.125% 12/15/2024	725,000	777,563
6.625% 11/15/2022	1,570,000	1,630,838
The Kroger Company
2.000%, 01/15/2019	645,000	646,606
TreeHouse Foods, Inc.
6.000%, 02/15/2024 (D)	275,000	290,813
		24,260,808
Energy - 1.6%
Canadian Natural Resources, Ltd.
1.750%, 01/15/2018	710,000	709,688
Chevron Corp.
1.365%, 03/02/2018	2,360,000	2,359,681
Concho Resources, Inc.
5.500% 10/01/2022 to 04/01/2023	7,650,000	7,879,500
Diamondback Energy, Inc.
4.750%, 11/01/2024	750,000	751,875
Enbridge Energy Partners LP
6.500%, 04/15/2018	90,000	92,472
EQT Corp.
6.500% 04/01/2018	1,165,000	1,198,182
8.125% 06/01/2019	941,000	1,033,235
Matador Resources Company
6.875%, 04/15/2023	1,650,000	1,716,000

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Capital Appreciation Value Fund (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
ONEOK Partners LP
2.000%, 10/01/2017	$345,000	$345,000
Range Resources Corp.
4.875% 05/15/2025	1,975,000	1,891,063
5.000% 08/15/2022 to 03/15/2023 (D)	4,350,000	4,276,737
Shell International Finance BV (3 month
LIBOR + 0.450%)
1.759%, 05/11/2020 (E)	3,385,000	3,412,215
Targa Resources Partners LP
4.125% 11/15/2019	1,135,000	1,147,769
4.250% 11/15/2023	1,425,000	1,414,313
5.250% 05/01/2023	1,450,000	1,482,625
		29,710,355
Financials - 1.3%
Burlington Northern Santa Fe LLC
3.250%, 06/15/2027	1,640,000	1,699,875
HUB International, Ltd.
7.875%, 10/01/2021 (D)	6,075,000	6,316,178
Marsh & McLennan Companies, Inc.
2.350% 03/06/2020	810,000	818,876
2.750% 01/30/2022	865,000	882,100
3.300% 03/14/2023	315,000	326,896
MSCI, Inc.
5.250% 11/15/2024 (D)	1,745,000	1,858,425
5.750% 08/15/2025 (D)	1,675,000	1,821,395
Regions Bank
7.500%, 05/15/2018	15,000	15,580
State Street Corp. (5.250% to 9-15-20,
then 3 month LIBOR + 3.597%)
09/15/2020 (F)	1,550,000	1,631,375
The Bank of New York Mellon Corp.
(4.625% to 9-20-26, then 3 month
LIBOR + 3.131%)
09/20/2026 (F)	1,900,000	1,923,750
The Bank of New York Mellon Corp.
(4.950% to 6-20-20, then 3 month
LIBOR + 3.420%)
06/20/2020 (F)	2,450,000	2,535,750
The PNC Financial Services Group, Inc.
(5.000% to 11-1-26, then 3 month
LIBOR + 3.300%)
11/01/2026 (F)	2,965,000	3,098,425
U.S. Bancorp (5.300% to 4-15-27, then 3
month LIBOR + 2.914%)
04/15/2027 (F)	1,680,000	1,822,800
		24,751,425
Health care - 3.0%
Becton, Dickinson and Company
2.675% 12/15/2019	1,307,000	1,325,834
3.363% 06/06/2024	1,970,000	1,994,073
Becton, Dickinson and Company (3
month LIBOR + 1.030%)
2.252%, 06/06/2022 (E)	1,895,000	1,901,471
Centene Corp.
4.750% 05/15/2022 to 01/15/2025	4,750,000	4,947,725
5.625% 02/15/2021	5,776,000	6,007,040
6.125% 02/15/2024	3,620,000	3,896,025
Eli Lilly & Company
1.250%, 03/01/2018	1,330,000	1,329,030
Fresenius Medical Care US Finance, Inc.
5.750%, 02/15/2021 (D)	575,000	631,695
HCA, Inc.
3.750% 03/15/2019	1,050,000	1,068,375
4.250% 10/15/2019	1,830,000	1,887,188
6.500% 02/15/2020	$8,895,000	$9,686,477
Hologic, Inc.
5.250%, 07/15/2022 (D)	5,580,000	5,874,624
Johnson & Johnson
1.125%, 11/21/2017	955,000	954,706
Medtronic Global Holdings SCA
1.700% 03/28/2019	2,350,000	2,351,752
3.350% 04/01/2027	1,340,000	1,385,198
Medtronic, Inc.
1.500% 03/15/2018	1,650,000	1,649,964
2.500% 03/15/2020	995,000	1,012,165
Pfizer, Inc.
1.200%, 06/01/2018	4,550,000	4,542,800
Teleflex, Inc.
4.875%, 06/01/2026	625,000	643,750
Thermo Fisher Scientific, Inc.
3.200%, 08/15/2027	1,655,000	1,657,468
UnitedHealth Group, Inc.
1.400%, 12/15/2017	1,070,000	1,069,880
Universal Health Services, Inc.
3.750%, 08/01/2019 (D)	290,000	296,989
		56,114,229
Industrials - 0.8%
Caterpillar Financial Services Corp.
1.250% 11/06/2017	1,000,000	999,593
2.250% 12/01/2019	810,000	818,528
CNH Industrial Capital LLC
3.625% 04/15/2018	3,225,000	3,245,963
3.875% 07/16/2018	600,000	606,750
Continental Airlines 2009-2 Class A Pass
Through Trust
7.250%, 05/10/2021	260,345	286,379
Continental Airlines 2012-1 Class A Pass
Through Trust
4.150%, 10/11/2025	1,068,156	1,124,235
Continental Airlines 2012-1 Class B Pass
Through Trust
6.250%, 10/11/2021	258,646	272,872
Delta Air Lines 2011-1 Class A Pass
Through Trust
5.300%, 10/15/2020	74,813	78,180
Fortive Corp.
1.800%, 06/15/2019	205,000	204,611
IHS Markit, Ltd.
5.000%, 11/01/2022 (D)	2,475,000	2,698,988
Lennox International, Inc.
3.000%, 11/15/2023	510,000	516,203
Moog, Inc.
5.250%, 12/01/2022 (D)	550,000	570,625
Trinity Acquisition PLC
4.400%, 03/15/2026	1,560,000	1,665,480
US Airways 2010-1 Class A Pass
Through Trust
6.250%, 10/22/2024	61,265	68,923
US Airways 2012-2 Class A Pass
Through Trust
4.625%, 12/03/2026	214,097	229,084
US Airways 2012-2 Class B Pass
Through Trust
6.750%, 12/03/2022	283,143	311,882
US Airways 2013-1 Class A Pass
Through Trust
3.950%, 05/15/2027	523,607	547,169

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Capital Appreciation Value Fund (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
US Airways 2013-1 Class B Pass
Through Trust
5.375%, 05/15/2023	$382,012	$404,933
Welbilt, Inc.
9.500%, 02/15/2024	300,000	345,750
Xylem, Inc.
3.250% 11/01/2026	400,000	405,049
4.875% 10/01/2021	100,000	109,272
		15,510,469
Information technology - 2.1%
Amphenol Corp.
1.550% 09/15/2017	500,000	499,998
2.200% 04/01/2020	1,400,000	1,406,497
3.200% 04/01/2024	700,000	715,393
Fiserv, Inc.
2.700%, 06/01/2020	1,590,000	1,615,830
Harris Corp.
1.999%, 04/27/2018	670,000	671,017
Microsoft Corp.
3.300%, 02/06/2027	16,230,000	16,934,786
NXP BV
3.750% 06/01/2018 (D)	11,119,000	11,237,973
4.125% 06/15/2020 (D)	275,000	287,375
Visa, Inc.
1.200%, 12/14/2017	5,595,000	5,593,195
		38,962,064
Materials - 0.7%
Cytec Industries, Inc.
3.950%, 05/01/2025	2,015,000	2,067,840
Ecolab, Inc.
2.000%, 01/14/2019	1,260,000	1,266,909
Reynolds Group Issuer, Inc.
5.125% 07/15/2023 (D)	1,425,000	1,485,121
5.750% 10/15/2020	6,080,000	6,193,331
6.875% 02/15/2021	486,102	498,862
Reynolds Group Issuer, Inc. (3 month
LIBOR + 3.500%)
4.804%, 07/15/2021 (D)(E)	2,660,000	2,709,875
		14,221,938
Real estate - 2.0%
American Tower Corp.
3.300%, 02/15/2021	965,000	995,465
CBRE Services, Inc.
5.000%, 03/15/2023	1,000,000	1,040,000
Crown Castle International Corp.
4.875% 04/15/2022	2,950,000	3,225,090
5.250% 01/15/2023	6,725,000	7,500,672
Iron Mountain, Inc.
4.375% 06/01/2021 (D)	1,675,000	1,736,305
5.750% 08/15/2024	3,140,000	3,202,957
6.000% 10/01/2020 (D)	5,490,000	5,682,150
6.000% 08/15/2023	625,000	663,281
SBA Communications Corp.
4.875% 07/15/2022 to 09/01/2024	12,640,000	13,065,000
		37,110,920
Telecommunication services - 0.7%
Level 3 Financing, Inc.
5.375% 08/15/2022	1,682,000	1,730,442
5.625% 02/01/2023	1,750,000	1,802,500
Verizon Communications, Inc.
3.125%, 03/16/2022	2,350,000	2,409,075
Verizon Communications, Inc. (3 month
LIBOR + 1.000%)
2.250%, 03/16/2022 (E)	$2,350,000	$2,379,365
Ziggo Secured Finance BV
5.500%, 01/15/2027 (D)	4,175,000	4,305,469
		12,626,851
Utilities - 1.3%
Berkshire Hathaway Energy Company
2.400%, 02/01/2020	980,000	989,595
CMS Energy Corp.
8.750%, 06/15/2019	345,000	384,267
Dominion Resources, Inc.
2.962%, 07/01/2019	255,000	258,940
DTE Energy Company
3.800%, 03/15/2027	4,500,000	4,685,783
Edison International
2.125%, 04/15/2020	2,350,000	2,362,420
Nisource Finance Corp.
3.490% 05/15/2027	3,370,000	3,451,646
4.375% 05/15/2047	2,320,000	2,471,056
Nstar Electric Company
3.200%, 05/15/2027	885,000	908,597
Pacific Gas & Electric Company
3.300%, 03/15/2027	2,145,000	2,209,422
Southern California Gas Company
3.200%, 06/15/2025	1,350,000	1,388,761
The Southern Company
1.550% 07/01/2018	2,210,000	2,206,805
1.850% 07/01/2019	1,080,000	1,080,893
Virginia Electric & Power Company
3.150% 01/15/2026	690,000	705,306
3.500% 03/15/2027	1,645,000	1,720,221
		24,823,712
TOTAL CORPORATE BONDS (Cost $371,297,005)		$378,601,710
TERM LOANS (G) – 1.3%
Consumer discretionary – 0.1%
Charter Communications Operating LLC
(2 month LIBOR + 2.000%)
3.240% 07/01/2020	947,532	949,901
3.240% 01/03/2021	784,814	786,556
Dollar Tree, Inc.
4.250% 07/06/2022	100,000	101,125
Kasima LLC (3 month LIBOR + 2.500%)
3.795% 05/17/2021	194,118	195,249
		2,032,831
Consumer staples – 0.0%
Prestige Brands, Inc. (1 month LIBOR + 2.750%)
3.989% 01/26/2024	187,043	187,247
Energy – 0.1%
BCP Raptor LLC (2 month LIBOR + 4.250%)
5.507% 06/24/2024	2,225,000	2,237,972
Financials – 0.5%
HUB International, Ltd. (3 month LIBOR + 3.000%)
4.312% 10/02/2020	9,576,517	9,605,055

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Capital Appreciation Value Fund (continued)

TERM LOANS (G) (continued)	Shares or Principal Amount	Value
Health care – 0.3%
Change Healthcare Holdings LLC (1
month LIBOR + 2.750%)
3.989% 03/01/2024	$4,753,088	$4,750,711
Industrials – 0.2%
Welbilt, Inc. (1 week LIBOR + 3.000%)
4.239% 03/03/2023	2,534,289	2,542,728
Information technology – 0.1%
Fiserv, Inc. (1 month LIBOR + 1.250%)
2.489% 10/25/2018	385,000	383,075
Global Payments, Inc.
TBD 05/02/2022 (H)	1,525,000	1,526,906
		1,909,981
TOTAL TERM LOANS (Cost $23,007,584)		$23,266,525
SECURITIES LENDING
COLLATERAL – 0.6%
John Hancock Collateral Trust,
1.2169% (I)(J)	1,142,930	11,435,581
TOTAL SECURITIES LENDING COLLATERAL
(Cost $11,436,037)		$11,435,581
SHORT-TERM INVESTMENTS – 12.3%
Money market funds – 12.3%
State Street Institutional U.S. Government
Money Market Fund, Premier Class,
0.9295% (I)	8,796,547	8,796,547
T. Rowe Price Government Money Fund,
1.0473% (I)	223,308,797	223,308,797
		232,105,344
TOTAL SHORT-TERM INVESTMENTS (Cost $232,105,344)		$232,105,344
Total Investments (Capital Appreciation Value Fund)
(Cost $1,602,591,337) – 100.4%		$1,887,900,866
Other assets and liabilities, net – (0.4%)		(7,485,676)
TOTAL NET ASSETS – 100.0%		$1,880,415,190

Security Abbreviations and Legend
LIBOR	London Interbank Offered Rate
(A)	A portion of this security is on loan as of 8-31-17.
(B)	Non-income producing security.
(C)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(D)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(E)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(F)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(G)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(H)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
(I)	The rate shown is the annualized seven-day yield as of 8-31-17.
(J)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

DERIVATIVES

WRITTEN OPTIONS

Options on securities
Counterparty (OTC)/			Exercise	Expiration	Number of	Notional
Exchange-traded	Name of issuer		price	date	contracts	amount	Premium	Value
Calls
Citigroup Global
Markets, Inc.	Alphabet, Inc., Class C	USD	900.00	Jan 2018	50	5,000	$151,230	$(361,755)
Citigroup Global
Markets, Inc.	Alphabet, Inc., Class C	USD	920.00	Jan 2018	63	6,300	175,111	(374,852)
Citigroup Global
Markets, Inc.	Alphabet, Inc., Class C	USD	940.00	Jan 2018	61	6,100	142,094	(292,800)
Citigroup Global
Markets, Inc.	Alphabet, Inc., Class C	USD	880.00	Jan 2018	59	5,900	206,404	(502,039)
Citigroup Global
Markets, Inc.	Alphabet, Inc., Class C	USD	840.00	Jan 2018	23	2,300	98,725	(270,237)
Citigroup Global
Markets, Inc.	Alphabet, Inc., Class C	USD	860.00	Jan 2018	23	2,300	82,981	(232,875)
Citigroup Global
Markets, Inc.	Amazon.com, Inc.	USD	1,000.00	Jan 2018	30	3,000	143,243	(159,825)
Citigroup Global
Markets, Inc.	American Tower Corp.	USD	115.00	Jan 2018	187	18,700	71,434	(622,757)
Citigroup Global
Markets, Inc.	American Tower Corp.	USD	120.00	Jan 2018	187	18,700	50,864	(535,439)

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Capital Appreciation Value Fund (continued)

Options on securities (continued)
Counterparty (OTC)/			Exercise	Expiration	Number of	Notional
Exchange-traded	Name of issuer		price	date	contracts	amount	Premium	Value
Citigroup Global
Markets, Inc.	Apple, Inc.	USD	175.00	Jan 2018	281	28,100	$98,448	$ (142,608)
Citigroup Global
Markets, Inc.	Apple, Inc.	USD	180.00	Jan 2018	282	28,200	73,509	(102,930)
Citigroup Global
Markets, Inc.	Biogen, Inc.	USD	350.00	Jan 2018	72	7,200	79,183	(66,243)
Citigroup Global
Markets, Inc.	Danaher Corp.	USD	90.00	Jan 2018	127	12,700	23,721	(9,264)
Citigroup Global
Markets, Inc.	Mastercard, Inc., Class A	USD	120.00	Jan 2018	19	1,900	9,585	(29,928)
Citigroup Global
Markets, Inc.	Mastercard, Inc., Class A	USD	125.00	Jan 2018	15	1,500	5,219	(17,964)
Citigroup Global
Markets, Inc.	Mastercard, Inc., Class A	USD	130.00	Jan 2018	1	100	234	(830)
Citigroup Global
Markets, Inc.	The Bank of New York Mellon Corp.	USD	60.00	Jan 2019	63	6,300	11,853	(13,358)
Citigroup Global
Markets, Inc.	The Bank of New York Mellon Corp.	USD	55.00	Jan 2019	63	6,300	21,546	(24,629)
Citigroup Global
Markets, Inc.	The Bank of New York Mellon Corp.	USD	55.00	Jan 2019	63	6,300	21,996	(21,996)
Citigroup Global
Markets, Inc.	The Bank of New York Mellon Corp.	USD	60.00	Jan 2019	63	6,300	11,781	(11,781)
Citigroup Global
Markets, Inc.	Visa, Inc., Class A	USD	95.00	Jan 2018	1,721	172,100	493,221	(1,808,094)
Citigroup Global
Markets, Inc.	Visa, Inc., Class A	USD	90.00	Jan 2018	937	93,700	355,844	(1,401,913)
Citigroup Global
Markets, Inc.	Visa, Inc., Class A	USD	105.00	Jan 2018	483	48,300	91,592	(195,615)
Citigroup Global
Markets, Inc.	Visa, Inc., Class A	USD	110.00	Jan 2019	100	10,000	45,616	(72,250)
Citigroup Global
Markets, Inc.	Visa, Inc., Class A	USD	115.00	Jan 2019	100	10,000	32,809	(53,500)
Citigroup Global
Markets, Inc.	Visa, Inc., Class A	USD	105.00	Jan 2019	100	10,000	61,709	(95,250)
Citigroup Global
Markets, Inc.	Visa, Inc., Class A	USD	120.00	Jan 2019	106	10,600	41,546	(41,342)
Citigroup Global
Markets, Inc.	Visa, Inc., Class A	USD	120.00	Jan 2019	165	16,500	64,481	(64,890)
Credit Suisse Securities
USA LLC	The PNC Financial Services Group, Inc.	USD	135.00	Jan 2018	559	55,900	251,098	(122,141)
Credit Suisse Securities
USA LLC	The PNC Financial Services Group, Inc.	USD	155.00	Jan 2019	28	2,800	8,025	(7,536)
Credit Suisse Securities
USA LLC	The PNC Financial Services Group, Inc.	USD	150.00	Jan 2019	28	2,800	10,814	(10,519)
Credit Suisse Securities
USA LLC	The PNC Financial Services Group, Inc.	USD	145.00	Jan 2019	29	2,900	14,569	(13,326)
Credit Suisse Securities
USA LLC	The PNC Financial Services Group, Inc.	USD	140.00	Jan 2019	29	2,900	18,787	(18,172)
Deutsche Bank
Securities, Inc.	Alphabet, Inc., Class C	USD	940.00	Jan 2018	36	3,600	94,932	(172,800)
Deutsche Bank
Securities, Inc.	Alphabet, Inc., Class C	USD	880.00	Jan 2018	7	700	22,827	(59,564)
Deutsche Bank
Securities, Inc.	Alphabet, Inc., Class C	USD	900.00	Jan 2018	60	6,000	205,199	(434,105)
Deutsche Bank
Securities, Inc.	Alphabet, Inc., Class C	USD	920.00	Jan 2018	44	4,400	132,481	(261,801)
Deutsche Bank
Securities, Inc.	Amazon.com, Inc.	USD	950.00	Jan 2018	97	9,700	466,806	(771,877)
Deutsche Bank
Securities, Inc.	Amazon.com, Inc.	USD	1,100.00	Jan 2018	39	3,900	158,670	(79,755)
Deutsche Bank
Securities, Inc.	Amazon.com, Inc.	USD	1,080.00	Jan 2018	39	3,900	183,056	(98,767)

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Capital Appreciation Value Fund (continued)

Options on securities (continued)
Counterparty (OTC)/			Exercise	Expiration	Number of	Notional
Exchange-traded	Name of issuer		price	date	contracts	amount	Premium	Value
Deutsche Bank
Securities, Inc.	Amazon.com, Inc.	USD	1,000.00	Jan 2018	32	3,200	$151,991	$ (170,480)
Deutsche Bank
Securities, Inc.	Danaher Corp.	USD	90.00	Jan 2018	506	50,600	105,113	(36,909)
Deutsche Bank
Securities, Inc.	Danaher Corp.	USD	90.00	Jan 2018	610	61,000	113,338	(44,495)
Deutsche Bank
Securities, Inc.	Zoetis, Inc.	USD	60.00	Jan 2018	1,349	134,900	327,150	(600,823)
Deutsche Bank
Securities, Inc.	Zoetis, Inc.	USD	65.00	Jan 2018	401	40,100	51,476	(65,167)
Goldman Sachs &
Company	Mastercard, Inc., Class A	USD	140.00	Jan 2018	428	42,800	103,576	(141,240)
Goldman Sachs &
Company	Zoetis, Inc.	USD	62.50	Jan 2018	840	84,000	160,056	(239,400)
JPMorgan Clearing Corp.	Wells Fargo & Company	USD	65.00	Jan 2018	894	89,400	134,100	(3,736)
RBC Capital Markets	UnitedHealth Group, Inc.	USD	180.00	Jan 2018	495	49,500	268,856	(1,064,887)
							$5,648,899	$(11,944,464)
Exchange-traded	Mastercard, Inc., Class A	USD	120.00	Jan 2018	11	1,100	4,939	(17,600)
							$4,939	$ (17,600)
							$5,653,838	$(11,962,064)

Derivatives currency abbreviations
USD	U.S. Dollar

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.

Core Bond Fund

	Shares or
	Principal
	Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS – 63.0%
U.S. Government – 33.2%
U.S. Treasury Bonds
2.500%, 02/15/2046 to 05/15/2046	$18,583,000	$17,727,148
2.750%, 08/15/2047	12,484,000	12,540,081
2.875%, 11/15/2046	4,783,000	4,922,753
3.000%, 11/15/2045 to 05/15/2047	46,843,000	49,439,355
U.S. Treasury Notes
1.125%, 02/28/2021 to 07/31/2021	14,949,000	14,711,680
1.250%, 03/31/2019 to 08/31/2019	71,119,000	71,036,136
1.375%, 07/31/2019 to 01/31/2021	67,832,000	67,839,120
1.500%, 05/31/2020 to 08/15/2026	77,488,000	76,718,814
1.625%, 07/31/2020 to 08/31/2022	29,009,000	29,042,052
1.875%, 01/31/2022 to 07/31/2022	124,669,000	125,715,424
2.000%, 10/31/2021 to 11/15/2026	45,107,000	45,451,839
2.125%, 07/31/2024	2,168,000	2,193,491
2.250%, 02/15/2027 to 08/15/2027	68,165,000	68,938,156
2.375%, 05/15/2027	12,779,000	13,056,544
		599,332,593
U.S. Government Agency – 29.8%
Federal Home Loan Mortgage Corp.
2.626%, (12 month LIBOR + 1.633%),
07/01/2046 (A)	3,941,089	4,026,017
3.091%, (12 month LIBOR + 1.622%)
, 02/01/2045 (A)	824,904	858,625
3.500%, 09/01/2026 to 12/01/2045	29,550,074	31,094,059
4.000%, TBA (B)	15,400,000	16,235,362
4.000%, 10/01/2029 to 06/01/2047	12,098,385	12,929,066
4.500%, 08/01/2020 to 06/01/2047	8,444,463	9,166,839
5.000%, 05/01/2044 to 06/01/2044	1,558,541	1,724,997
Federal National Mortgage Association
1.699%, 10/09/2019 (C)	8,550,000	8,247,751
2.972%, (12 month LIBOR + 1.602%),
05/01/2047 (A)	$583,658	$600,670
3.000%, TBA (B)	4,000,000	4,045,855
3.138%, (12 month LIBOR + 1.620%),
03/01/2047 (A)	1,981,828	2,059,652
3.162%, (12 month LIBOR + 1.562%),
10/01/2043 (A)	250,467	259,732
3.230%, (12 month LIBOR + 1.620%),
06/01/2047 (A)	2,335,028	2,418,278
3.500%, TBA (B)	39,000,000	40,340,855
3.500%, 08/01/2028 to 11/01/2046	37,609,157	39,546,075
4.000%, TBA (B)	41,300,000	43,583,096
4.000%, 04/01/2024 to 07/01/2047	104,231,618	111,413,626
4.377%, (12 month LIBOR + 1.776%),
04/01/2040 (A)	551,199	582,576
4.500%, 01/01/2020 to 06/01/2047	53,093,462	58,024,061
5.000%, 12/01/2039 to 08/01/2056	9,935,450	10,920,920
Government National
Mortgage Association
3.000%, TBA (B)	37,100,000	37,842,719
3.500%, TBA (B)	41,600,000	43,315,967
3.500%, 06/15/2046 to 07/15/2046	793,515	828,241
4.000%, TBA (B)	21,800,000	22,950,889
4.000%, 07/15/2045 to 07/15/2047	15,678,440	16,579,105
4.500%, TBA (B)	11,800,000	12,525,515
4.500%, 03/15/2041 to 04/15/2047	4,086,900	4,432,556

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Core Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Government National
Mortgage Association (continued)
5.000%, 12/20/2039 to 11/20/2045	$245,069	$271,835
		536,824,939
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(Cost $1,130,314,012)		$1,136,157,532
FOREIGN GOVERNMENT
OBLIGATIONS – 1.6%
Canada – 0.3%
Province of Alberta
1.750%, 08/26/2020 (D)	$2,272,000	2,266,191
Province of Ontario
1.625%, 01/18/2019	2,425,000	2,427,740
		4,693,931
Chile – 0.1%
Republic of Chile
3.860%, 06/21/2047	1,410,000	1,462,875
Colombia – 0.1%
Republic of Colombia
3.875%, 04/25/2027	2,470,000	2,516,930
Indonesia – 0.2%
Republic of Indonesia
3.700%, 01/08/2022 (D)	1,925,000	1,996,978
4.350%, 01/08/2027 (D)	1,425,000	1,515,882
		3,512,860
Israel – 0.1%
Government of Israel
4.500%, 01/30/2043	1,135,000	1,231,747
Japan – 0.3%
Japan Bank for International Cooperation
1.750%, 05/28/2020	1,968,000	1,958,554
1.875%, 04/20/2021	1,208,000	1,199,038
2.250%, 02/24/2020	2,776,000	2,799,518
		5,957,110
Mexico – 0.2%
Government of Mexico
4.000%, 10/02/2023	1,153,000	1,220,451
4.350%, 01/15/2047	873,000	859,905
5.750%, 10/12/2110	1,912,000	2,062,092
		4,142,448
Paraguay – 0.1%
Republic of Paraguay
6.100%, 08/11/2044 (D)	1,000,000	1,147,500
Slovenia – 0.2%
Republic of Slovenia
5.500%, 10/26/2022 (D)	1,465,000	1,677,425
5.850%, 05/10/2023 (D)	2,225,000	2,608,964
		4,286,389
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $28,388,848)		$28,951,790
CORPORATE BONDS – 23.5%
Consumer discretionary – 2.3%
Amazon.com, Inc.
1.900%, 08/21/2020 (D)	2,252,000	2,261,253
2.400%, 02/22/2023 (D)	1,885,000	1,893,806
2.800%, 08/22/2024 (D)	368,000	372,590
3.150%, 08/22/2027 (D)	2,490,000	2,534,913
3.875%, 08/22/2037 (D)	350,000	358,761
4.050%, 08/22/2047 (D)	925,000	953,535
4.250%, 08/22/2057 (D)	$368,000	$382,508
CBS Corp.
2.500%, 02/15/2023	2,135,000	2,126,144
3.375%, 02/15/2028	1,070,000	1,053,837
Charter Communications Operating LLC
3.750%, 02/15/2028 (D)	840,000	817,620
4.464%, 07/23/2022	635,000	672,011
4.908%, 07/23/2025	1,695,000	1,815,856
5.375%, 05/01/2047 (D)	865,000	883,019
Comcast Corp.
2.350%, 01/15/2027	905,000	851,774
3.150%, 02/15/2028	2,756,000	2,755,316
4.000%, 08/15/2047	370,000	370,856
Discovery Communications LLC
4.875%, 04/01/2043	745,000	716,681
4.950%, 05/15/2042	370,000	360,964
Ford Motor Company
5.291%, 12/08/2046	1,500,000	1,537,946
Ford Motor Credit Company LLC
2.979%, 08/03/2022	3,110,000	3,104,868
3.339%, 03/28/2022	1,695,000	1,727,721
General Motors Company
4.200%, 10/01/2027	618,000	625,833
5.150%, 04/01/2038	1,300,000	1,310,986
5.400%, 04/01/2048	990,000	1,006,451
General Motors Financial Company, Inc.
4.350%, 01/17/2027	2,440,000	2,509,798
Grupo Televisa SAB
5.000%, 05/13/2045	770,000	780,430
6.125%, 01/31/2046	370,000	430,173
McDonald’s Corp.
2.750%, 12/09/2020	825,000	845,059
4.875%, 12/09/2045	1,473,000	1,675,854
NBCUniversal Media LLC
4.450%, 01/15/2043	245,000	258,883
Time Warner Cable LLC
6.550%, 05/01/2037	460,000	531,744
Time Warner, Inc.
3.800%, 02/15/2027	935,000	941,335
4.850%, 07/15/2045	155,000	156,295
Viacom, Inc.
4.375%, 03/15/2043	990,000	850,082
4.850%, 12/15/2034	846,000	815,252
		40,290,154
Consumer staples – 2.0%
Alimentation Couche-Tard, Inc.
2.700%, 07/26/2022 (D)	2,200,000	2,206,482
3.550%, 07/26/2027 (D)	1,305,000	1,320,371
Anheuser-Busch InBev Finance, Inc.
2.650%, 02/01/2021	3,515,000	3,581,120
3.300%, 02/01/2023	2,495,000	2,588,203
4.900%, 02/01/2046	2,637,000	3,004,713
BAT Capital Corp.
2.297%, 08/14/2020 (D)	989,000	992,780
2.764%, 08/15/2022 (D)	3,634,000	3,654,264
3.222%, 08/15/2024 (D)	1,312,000	1,325,075
3.557%, 08/15/2027 (D)	992,000	1,006,145
4.540%, 08/15/2047 (D)	524,000	541,085
Church & Dwight Company, Inc.
2.450%, 08/01/2022	500,000	501,318
3.150%, 08/01/2027	500,000	501,594
3.950%, 08/01/2047	500,000	501,403
Costco Wholesale Corp.
2.150%, 05/18/2021	472,000	475,245

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Core Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Consumer staples (continued)
Costco Wholesale Corp. (continued)
2.300%, 05/18/2022	$2,380,000	$2,395,721
2.750%, 05/18/2024	2,060,000	2,083,171
3.000%, 05/18/2027	2,405,000	2,432,056
Kraft Heinz Foods Company
2.800%, 07/02/2020	2,620,000	2,668,663
3.000%, 06/01/2026	1,595,000	1,536,396
4.375%, 06/01/2046	1,051,000	1,025,525
Reynolds American, Inc.
5.850%, 08/15/2045	1,825,000	2,205,717
		36,547,047
Energy – 2.5%
Anadarko Petroleum Corp.
4.500%, 07/15/2044	645,000	606,206
5.550%, 03/15/2026 (E)	1,784,000	1,991,405
Apache Corp.
4.250%, 01/15/2044	605,000	561,916
BP Capital Markets PLC
3.588%, 04/14/2027	2,115,000	2,191,118
3.723%, 11/28/2028	270,000	282,392
Cenovus Energy, Inc.
5.400%, 06/15/2047 (D)	508,000	478,883
Cimarex Energy Company
3.900%, 05/15/2027	930,000	944,104
4.375%, 06/01/2024	1,215,000	1,288,443
Enbridge Energy Partners LP
5.500%, 09/15/2040	760,000	807,108
7.375%, 10/15/2045	445,000	576,364
Enbridge, Inc.
2.900%, 07/15/2022	1,566,000	1,576,141
3.700%, 07/15/2027	1,070,000	1,079,024
Encana Corp.
6.500%, 02/01/2038	1,015,000	1,177,557
Energy Transfer LP
2.500%, 06/15/2018	1,275,000	1,281,098
6.125%, 12/15/2045	1,122,000	1,227,259
Halliburton Company
5.000%, 11/15/2045	1,271,000	1,376,564
Kinder Morgan Energy Partners LP
5.400%, 09/01/2044	690,000	707,216
Kinder Morgan, Inc.
3.150%, 01/15/2023	2,470,000	2,469,152
5.000%, 02/15/2021 (D)	2,645,000	2,837,790
5.550%, 06/01/2045	705,000	747,602
Marathon Oil Corp.
6.600%, 10/01/2037	880,000	977,324
Marathon Petroleum Corp.
4.750%, 09/15/2044	335,000	324,831
5.000%, 09/15/2054	760,000	722,590
Newfield Exploration Company
5.625%, 07/01/2024	1,530,000	1,627,461
Petroleos Mexicanos
2.378%, 04/15/2025	700,000	709,309
2.460%, 12/15/2025	2,329,000	2,367,880
5.625%, 01/23/2046	1,220,000	1,148,386
6.500% 03/13/2027 (D)	2,171,000	2,430,387
6.750%, 09/21/2047	480,000	513,984
6.750%, 09/21/2047 (D)	450,000	481,100
Phillips 66 Partners LP
4.900%, 10/01/2046	1,130,000	1,141,284
Plains All American Pipeline LP
4.500%, 12/15/2026	305,000	311,934
Sabine Pass Liquefaction LLC
4.200%, 03/15/2028	1,190,000	1,194,698
5.000%, 03/15/2027	1,287,000	1,364,004
5.875%, 06/30/2026	$665,000	$742,845
Shell International Finance BV
4.000%, 05/10/2046	1,137,000	1,154,599
TC Pipelines LP
3.900%, 05/25/2027	1,025,000	1,035,854
Williams Partners LP
3.750%, 06/15/2027	1,435,000	1,435,780
5.100%, 09/15/2045	835,000	872,387
		44,763,979
Financials – 5.6%
American International Group, Inc.
4.375%, 01/15/2055	240,000	236,959
6.250%, 05/01/2036	970,000	1,235,033
Banco Santander SA
3.500%, 04/11/2022	1,205,000	1,243,682
4.250%, 04/11/2027	1,645,000	1,713,813
Bank of America Corp.
2.503%, 10/21/2022	3,340,000	3,316,677
4.450%, 03/03/2026	1,016,000	1,080,192
6.000%, 09/01/2017	1,740,000	1,740,000
Bank of America Corp. (4.244% to
4-24-37, then 3 month LIBOR +
1.814%) 04/24/2038	1,721,000	1,812,922
Brighthouse Financial, Inc.
3.700%, 06/22/2027 (D)	1,780,000	1,759,174
4.700%, 06/22/2047 (D)	645,000	634,334
Capital One Financial Corp.
3.750%, 03/09/2027	635,000	643,954
4.200%, 10/29/2025	456,000	470,404
Capital One NA
2.650%, 08/08/2022	2,368,000	2,366,186
Chubb INA Holdings, Inc.
4.350%, 11/03/2045	1,025,000	1,133,328
Citigroup, Inc.
4.450%, 09/29/2027	2,130,000	2,252,042
Commonwealth Bank of Australia
3.900%, 07/12/2047 (D)	949,000	958,079
Enel Finance International NV
2.875%, 05/25/2022 (D)	3,150,000	3,177,945
3.625%, 05/25/2027 (D)	995,000	1,007,376
HSBC Holdings PLC
2.650%, 01/05/2022	3,955,000	3,983,741
4.375%, 11/23/2026	1,868,000	1,963,769
HSBC Holdings PLC (3.262% to
3-13-22, then 3 month LIBOR +
1.055%) 03/13/2023	3,290,000	3,376,998
HSBC Holdings PLC (4.041% to
3-13-27, then 3 month LIBOR +
1.546%) 03/13/2028	690,000	726,087
ING Groep NV
3.150%, 03/29/2022	1,590,000	1,628,773
3.950%, 03/29/2027	1,790,000	1,878,158
Intesa Sanpaolo SpA
3.125%, 07/14/2022 (D)	2,175,000	2,180,708
3.875%, 07/14/2027 (D)	1,805,000	1,809,302
JPMorgan Chase & Co.
2.295%, 08/15/2021	2,945,000	2,953,092
2.950%, 10/01/2026	3,547,000	3,492,639
2.972%, 01/15/2023	3,365,000	3,424,818
JPMorgan Chase & Co. (3.882% to
7-24-37, then 3 month LIBOR +
1.360%) 07/24/2038	2,350,000	2,374,324

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Core Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
JPMorgan Chase & Co. (4.260% to
2-22-47, then 3 month LIBOR +
1.580%) 02/22/2048	$1,815,000	$1,920,451
Kemper Corp.
4.350%, 02/15/2025	1,635,000	1,676,905
Lazard Group LLC
3.750%, 02/13/2025	2,090,000	2,156,346
Metropolitan Life Global Funding I
1.950%, 09/15/2021 (D)	2,300,000	2,280,954
Morgan Stanley
2.625%, 11/17/2021	6,460,000	6,511,696
2.750%, 05/19/2022	4,330,000	4,367,161
3.625%, 01/20/2027	2,129,000	2,176,283
4.375%, 01/22/2047	325,000	344,321
Morgan Stanley (3.971% to 7-22-37, then
3 month LIBOR + 1.455%)
07/22/2038	1,555,000	1,573,044
National Australia Bank, Ltd.
2.500%, 05/22/2022	2,980,000	2,989,418
Teachers Insurance & Annuity
Association of America
4.270%, 05/15/2047 (D)	1,255,000	1,309,463
4.900%, 09/15/2044 (D)	555,000	630,096
The Bank of New York Mellon Corp.
3.250%, 05/16/2027	2,047,000	2,095,137
The Goldman Sachs Group, Inc.
2.625%, 04/25/2021	1,230,000	1,238,389
2.750%, 09/15/2020	1,570,000	1,596,071
3.500%, 11/16/2026	1,422,000	1,432,791
6.750%, 10/01/2037	2,501,000	3,292,798
The Guardian Life Insurance Company
of America
4.850%, 01/24/2077 (D)	115,000	125,220
UBS Group Funding Switzerland AG
2.650%, 02/01/2022 (D)	2,960,000	2,959,402
3.491%, 05/23/2023 (D)	2,190,000	2,253,588
US Bancorp
3.150%, 04/27/2027	1,404,000	1,429,583
		100,933,626
Health care – 2.1%
Abbott Laboratories
3.750%, 11/30/2026	2,700,000	2,795,503
4.900%, 11/30/2046	295,000	330,153
AbbVie, Inc.
2.500%, 05/14/2020	2,535,000	2,567,468
2.900%, 11/06/2022	610,000	618,859
3.200%, 05/14/2026	1,145,000	1,144,124
4.450%, 05/14/2046	1,710,000	1,784,902
4.500%, 05/14/2035	605,000	647,188
Allergan Funding SCS
3.800%, 03/15/2025	1,820,000	1,903,125
Becton, Dickinson and Company
2.404%, 06/05/2020	2,175,000	2,186,721
2.894%, 06/06/2022	1,810,000	1,818,007
3.363%, 06/06/2024	1,810,000	1,832,118
3.700%, 06/06/2027	1,450,000	1,468,087
4.685%, 12/15/2044	1,225,000	1,286,336
Celgene Corp.
5.000%, 08/15/2045	2,050,000	2,340,622
Eli Lilly & Company
2.350%, 05/15/2022	600,000	606,130
3.100%, 05/15/2027	905,000	926,478
3.950%, 05/15/2047	540,000	569,767
Laboratory Corp. of America Holdings
3.250%, 09/01/2024	1,050,000	1,063,548
3.600%, 09/01/2027	$1,051,000	$1,070,209
Perrigo Finance Unlimited Company
3.900%, 12/15/2024	1,136,000	1,171,286
4.375%, 03/15/2026	1,135,000	1,177,990
Shire Acquisitions Investments
Ireland DAC
2.875%, 09/23/2023	2,185,000	2,173,644
3.200%, 09/23/2026	2,570,000	2,529,272
Thermo Fisher Scientific, Inc.
3.200%, 08/15/2027	1,755,000	1,757,617
4.100%, 08/15/2047	1,123,000	1,131,545
		36,900,699
Industrials – 1.1%
Air Lease Corp.
2.625%, 07/01/2022	2,525,000	2,521,920
3.625%, 04/01/2027	1,610,000	1,621,920
ERAC USA Finance LLC
2.700%, 11/01/2023 (D)	435,000	430,871
3.300%, 12/01/2026 (D)	1,562,000	1,545,663
4.500%, 02/15/2045 (D)	310,000	311,693
FedEx Corp.
4.400%, 01/15/2047	1,025,000	1,051,393
4.550%, 04/01/2046	1,625,000	1,719,557
General Electric Company
5.875%, 01/14/2038	578,000	754,014
Northrop Grumman Corp.
3.200%, 02/01/2027	2,185,000	2,233,955
3.250%, 08/01/2023	1,980,000	2,064,968
3.850%, 04/15/2045	635,000	636,655
Penske Truck Leasing Company LP
3.375%, 02/01/2022 (D)	1,175,000	1,217,524
3.400%, 11/15/2026 (D)	1,890,000	1,892,138
Valmont Industries, Inc.
5.250%, 10/01/2054	915,000	901,442
Wabtec Corp.
3.450%, 11/15/2026	1,460,000	1,453,694
		20,357,407
Information technology – 3.1%
Analog Devices, Inc.
2.500%, 12/05/2021	1,380,000	1,390,297
3.125%, 12/05/2023	1,475,000	1,508,942
3.500%, 12/05/2026	1,120,000	1,150,165
Apple, Inc.
1.800%, 05/11/2020	2,930,000	2,939,416
2.300%, 05/11/2022	6,135,000	6,177,297
2.850%, 05/11/2024	2,730,000	2,779,811
3.000%, 02/09/2024	2,415,000	2,483,328
3.200%, 05/11/2027	1,810,000	1,850,914
3.350%, 02/09/2027	1,800,000	1,864,471
4.250%, 02/09/2047	120,000	129,974
4.375%, 05/13/2045	605,000	667,163
Cisco Systems, Inc.
1.400%, 09/20/2019	3,825,000	3,811,774
1.850%, 09/20/2021	2,305,000	2,294,040
Dell International LLC
6.020%, 06/15/2026 (D)	1,950,000	2,176,843
Fidelity National Information
Services, Inc.
2.250%, 08/15/2021	1,080,000	1,078,121
2.850%, 10/15/2018	1,845,000	1,867,201
3.625%, 10/15/2020	837,000	875,971

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Core Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Information technology (continued)
Hewlett Packard Enterprise Company
4.900%, 10/15/2025	$635,000	$674,072
6.350%, 10/15/2045	1,640,000	1,741,437
Microsoft Corp.
2.000%, 08/08/2023	1,655,000	1,633,807
2.400%, 02/06/2022	2,445,000	2,486,529
2.875%, 02/06/2024	2,145,000	2,205,719
3.450%, 08/08/2036	630,000	634,969
3.700%, 08/08/2046	1,355,000	1,362,002
4.100%, 02/06/2037	1,230,000	1,343,472
4.250%, 02/06/2047	600,000	661,047
4.500%, 02/06/2057	295,000	330,482
Nokia OYJ
3.375%, 06/12/2022	2,815,000	2,843,150
4.375%, 06/12/2027	385,000	395,468
VMware, Inc.
2.300%, 08/21/2020	2,110,000	2,113,414
2.950%, 08/21/2022	1,755,000	1,759,502
3.900%, 08/21/2027	1,055,000	1,064,007
		56,294,805
Materials – 0.8%
Barrick North America Finance LLC
5.700%, 05/30/2041	915,000	1,103,773
BHP Billiton Finance USA, Ltd.
5.000%, 09/30/2043	625,000	740,350
CF Industries, Inc.
3.400%, 12/01/2021 (D)	1,325,000	1,349,231
4.500%, 12/01/2026 (D)	1,655,000	1,722,332
Corp. Nacional del Cobre de Chile
3.625%, 08/01/2027 (D)	1,065,000	1,078,632
4.500%, 08/01/2047 (D)	770,000	790,482
Fibria Overseas Finance, Ltd.
5.500%, 01/17/2027	1,220,000	1,272,582
International Paper Company
5.150%, 05/15/2046	1,490,000	1,668,017
The Sherwin-Williams Company
2.750%, 06/01/2022	1,592,000	1,603,641
3.450%, 06/01/2027	612,000	618,173
Vale Overseas, Ltd.
5.875%, 06/10/2021	715,000	792,721
6.250%, 08/10/2026	1,040,000	1,178,840
Vulcan Materials Company
4.500%, 06/15/2047	720,000	737,345
		14,656,119
Real estate – 0.8%
DDR Corp.
3.375%, 05/15/2023	1,680,000	1,663,553
4.625%, 07/15/2022	1,850,000	1,958,396
Digital Realty Trust LP
2.750%, 02/01/2023	496,000	497,180
3.700%, 08/15/2027	1,055,000	1,073,018
Mid-America Apartments LP
3.600%, 06/01/2027	1,025,000	1,043,509
3.750%, 06/15/2024	1,625,000	1,687,671
4.000%, 11/15/2025	830,000	872,508
4.300%, 10/15/2023	690,000	739,559
Regency Centers LP
3.600%, 02/01/2027	656,000	662,946
Tanger Properties LP
3.750%, 12/01/2024	825,000	839,079
3.875%, 12/01/2023	885,000	910,206
Washington Prime Group LP
5.950%, 08/15/2024	620,000	634,376
WEA Finance LLC
3.150%, 04/05/2022 (D)	$1,770,000	$1,800,066
		14,382,067
Telecommunication services – 1.4%
AT&T, Inc.
3.400%, 05/15/2025	4,935,000	4,902,104
3.900%, 08/14/2027	1,970,000	1,990,677
3.950%, 01/15/2025	760,000	785,636
4.450%, 04/01/2024	1,790,000	1,916,039
4.900%, 08/14/2037	1,320,000	1,335,930
5.150%, 02/14/2050	706,000	711,901
5.250%, 03/01/2037	2,005,000	2,112,740
5.300%, 08/14/2058	771,000	782,594
5.450%, 03/01/2047	1,560,000	1,645,494
Telefonica Emisiones SAU
5.213%, 03/08/2047	960,000	1,067,585
Verizon Communications, Inc.
2.946%, 03/15/2022	1,260,000	1,282,993
4.125% 03/16/2027 to 08/15/2046	4,380,000	4,074,536
4.272%, 01/15/2036	473,000	459,897
4.400%, 11/01/2034	2,647,000	2,649,789
		25,717,915
Utilities – 1.8%
Alabama Power Company
2.450%, 03/30/2022	1,570,000	1,586,597
American Electric Power Company, Inc.
1.650%, 12/15/2017	1,695,000	1,695,217
Appalachian Power Company
3.300%, 06/01/2027	1,020,000	1,047,403
Baltimore Gas & Electric Company
3.750%, 08/15/2047	1,235,000	1,247,816
Boston Gas Company
3.150%, 08/01/2027 (D)	990,000	1,006,307
Commonwealth Edison Company
2.950%, 08/15/2027	1,410,000	1,420,278
3.750%, 08/15/2047	845,000	856,694
Dominion Energy, Inc.
1.600%, 08/15/2019	1,245,000	1,236,539
2.000%, 08/15/2021	935,000	922,350
Duke Energy Carolinas LLC
2.500%, 03/15/2023	1,045,000	1,060,213
3.875%, 03/15/2046	665,000	693,905
Duke Energy Corp.
1.800%, 09/01/2021	1,435,000	1,415,086
3.150%, 08/15/2027	308,000	310,028
Duke Energy Florida LLC
3.400%, 10/01/2046	615,000	589,900
Duquesne Light Holdings, Inc.
3.616%, 08/01/2027 (D)	1,800,000	1,816,505
Electricite de France SA
6.000%, 01/22/2114 (D)	830,000	947,035
Georgia Power Company
4.300%, 03/15/2042	320,000	338,535
Indiana Michigan Power Company
4.550%, 03/15/2046	665,000	751,296
IPALCO Enterprises, Inc.
3.700%, 09/01/2024 (D)	1,080,000	1,089,271
Oklahoma Gas & Electric Company
4.150%, 04/01/2047	1,310,000	1,400,285
PECO Energy Company
3.150%, 10/15/2025	1,665,000	1,708,367
PPL Electric Utilities Corp.
4.150%, 10/01/2045	1,105,000	1,196,535

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Core Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Utilities (continued)
Sierra Pacific Power Company
2.600%, 05/01/2026	$1,450,000 $	1,422,933
Southern Company Gas Capital Corp.
2.450%, 10/01/2023	955,000	944,040
Southwestern Electric Power Company
3.900%, 04/01/2045	430,000	438,647
Southwestern Public Service Company
3.700%, 08/15/2047	927,000	937,592
State Grid Overseas Investment 2016, Ltd.
2.750%, 05/04/2022 (D)	1,515,000	1,529,647
The Southern Company
4.400%, 07/01/2046	880,000	910,608
Virginia Electric & Power Company
2.950%, 11/15/2026	915,000	920,287
Westar Energy, Inc.
3.100%, 04/01/2027	1,570,000	1,601,723
		33,041,639
TOTAL CORPORATE BONDS
(Cost $415,056,057)		$423,885,457
MUNICIPAL BONDS – 0.6%
County of Clark (Nevada)
6.820%, 07/01/2045	1,215,000	1,802,878
Los Angeles Community College District
(California)
6.750%, 08/01/2049	1,530,000	2,363,513
North Texas Tollway Authority
6.718%, 01/01/2049	1,465,000	2,222,185
Port Authority of New York & New
Jersey
4.458%, 10/01/2062	2,145,000	2,475,480
State of California
7.600%, 11/01/2040	1,125,000	1,786,770
The Ohio State University
4.800%, 06/01/2111	600,000	650,820
TOTAL MUNICIPAL BONDS
(Cost $10,044,361)		$11,301,646
COLLATERALIZED MORTGAGE
OBLIGATIONS – 5.9%
Commercial and residential – 4.1%
CD Mortgage Trust
Series 2016-CD1, Class A1,
1.443%, 08/10/2049	410,520	406,245
Series 2016-CD1, Class ASB,
2.622%, 08/10/2049	1,295,000	1,297,291
Series 2017-CD4, Class ASB,
3.317%, 05/10/2050	702,000	731,742
CFCRE Commercial Mortgage Trust
Series 2011-C1, Class A4,
4.961%, 04/15/2044 (A)(D)	1,110,000	1,186,142
Series 2016-C3, Class A1,
1.793%, 01/10/2048	679,460	679,018
Series 2016-C4, Class A4,
3.283%, 05/10/2058	890,000	913,090
Series 2016-C7, Class A2,
3.585%, 12/10/2054	934,000	978,958
Series 2016-C7, Class A3,
3.839%, 12/10/2054	579,000	618,199
Series 2017-C8, Class A1,
1.965%, 06/15/2050	563,589	564,367
Series 2017-C8, Class A4,
3.572%, 06/15/2050	1,057,000	1,104,689
Series 2017-C8, Class ASB,
3.367%, 06/15/2050	$733,000	$760,250
Citigroup Commercial Mortgage Trust
Series 2013-GC11, Class A2,
1.987%, 04/10/2046	1,200,000	1,201,354
Series 2013-GC11, Class A4,
3.093%, 04/10/2046	555,000	573,457
Series 2013-GC11, Class AAB,
2.690%, 04/10/2046	625,000	636,186
Series 2014-GC25, Class A4,
3.635%, 10/10/2047	1,616,000	1,707,864
Series 2015-GC29, Class A4,
3.192%, 04/10/2048	823,000	845,207
Commercial Mortgage Trust (Cantor
Fitzgerald/Deutsche Bank AG)
Series 2012-CR3, Class A3,
2.822%, 10/15/2045	741,000	757,031
Series 2012-CR4, Class A2,
1.801%, 10/15/2045	167,899	167,828
Series 2013-CR10, Class A2,
2.972%, 08/10/2046	484,000	490,463
Series 2013-CR11, Class A1,
1.468%, 08/10/2050	166,991	166,818
Series 2013-CR12, Class A1,
1.295%, 10/10/2046	50,924	50,802
Series 2013-CR12, Class A3,
3.765%, 10/10/2046	244,000	260,853
Series 2013-CR12, Class A4,
4.046%, 10/10/2046	80,000	86,804
Series 2013-CR6, Class A2,
2.122%, 03/10/2046	1,801,104	1,803,239
Series 2013-CR9, Class ASB,
3.834%, 07/10/2045	1,998,000	2,116,907
Series 2014-CR16, Class ASB,
3.653%, 04/10/2047	940,000	992,947
Series 2014-UBS4, Class A5,
3.694%, 08/10/2047	817,000	864,335
Series 2014-UBS6, Class A5,
3.644%, 12/10/2047	1,326,000	1,400,977
Series 2014-UBS6, Class AM,
4.048%, 12/10/2047	1,206,000	1,279,425
Series 2016-COR1, Class ASB,
2.972%, 10/10/2049	562,000	572,823
Commercial Mortgage Trust (Deutsche
Bank AG)
Series 2010-C1, Class A2
3.830%, 07/10/2046 (D)	128,808	129,558
Commercial Mortgage Trust (Deutsche
Bank AG/Jefferies & Company)
Series 2014-UBS5, Class ASB
3.548%, 09/10/2047	195,000	205,052
Commercial Mortgage Trust (Deutsche
Bank AG/UBS)
Series 2014-UBS2, Class A5
3.961%, 03/10/2047	248,000	266,417
CSAIL Commercial Mortgage Trust
Series 2015-C4, Class A4,
3.808%, 11/15/2048	2,404,000	2,556,052
Series 2016-C5, Class ASB,
3.533%, 11/15/2048	279,000	293,630

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Core Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and
residential (continued)
CSAIL Commercial
Mortgage Trust (continued)
Series 2016-C7, Class A5,
3.502%, 11/15/2049	$1,501,000	$1,564,907
DBJPM Mortgage Trust
Series 2017-C6, Class ASB
3.121%, 06/10/2050	416,000	430,033
GS Mortgage Securities Trust
Series 2012-GCJ7, Class AAB,
2.935%, 05/10/2045	181,000	183,286
Series 2013-GC14, Class AAB,
3.817%, 08/10/2046	2,256,000	2,389,488
Series 2013-GC16, Class A2,
3.033%, 11/10/2046	463,477	469,376
Series 2014-GC18, Class A3,
3.801%, 01/10/2047	623,000	662,292
Series 2016-GS3, Class A4,
2.850%, 10/10/2049	572,000	571,773
Series 2016-GS3, Class AAB,
2.777%, 10/10/2049	857,000	868,434
Series 2017-GS7, Class A4,
3.430%, 08/10/2050	1,710,000	1,774,877
Impact Funding Affordable Multifamily
Housing Mortgage Loan Trust
Series 2010-1, Class A1
5.314%, 01/25/2051 (D)	1,779,938	1,986,254
JPMBB Commercial Mortgage
Securities Trust
Series 2013-C15, Class A2,
2.977%, 11/15/2045	964,267	975,831
Series 2014-C21, Class A5,
3.775%, 08/15/2047	1,537,000	1,641,522
Series 2014-C23, Class A4,
3.670%, 09/15/2047	793,000	840,989
Series 2015-C28, Class A2,
2.773%, 10/15/2048	542,000	553,245
Series 2015-C28, Class A3,
2.912%, 10/15/2048	3,160,000	3,195,072
Series 2015-C28, Class A4,
3.227%, 10/15/2048	527,000	543,340
Series 2015-C30, Class AS,
4.226%, 07/15/2048 (A)	955,000	1,024,299
Series 2015-C30, Class ASB,
3.559%, 07/15/2048	949,000	1,003,281
Series 2016-C1, Class ASB,
3.316%, 03/15/2049	1,650,000	1,723,299
JPMCC Commercial Mortgage
Securities Trust
Series 2017-JP5, Class ASB,
3.548%, 03/15/2050	2,500,000	2,653,397
Series 2017-JP6, Class ASB,
3.282%, 07/15/2050	781,000	815,625
JPMDB Commercial Mortgage Securities
Trust
Series 2017-C5, Class ASB
3.491%, 03/15/2050	281,000	297,100
JPMorgan Chase Commercial Mortgage
Securities Trust
Series 2010-C2, Class A2,
3.616%, 11/15/2043 (D)	67,115	68,133
Series 2010-C3, Class A4,
4.717%, 02/15/2046 (D)	579,000	620,726
Series 2010-CNTR, Class A1,
3.300%, 08/05/2032 (D)	$165,772	$166,847
Series 2010-CNTR, Class A2,
4.311%, 08/05/2032 (D)	2,025,000	2,110,119
Series 2011-C4, Class A3,
4.106%, 07/15/2046 (D)	2,254,078	2,284,955
Series 2012-CBX, Class A4,
3.483%, 06/15/2045	1,067,000	1,120,504
Series 2012-LC9, Class A2,
1.677%, 12/15/2047	170,345	170,276
Series 2013-C13, Class A2,
2.665%, 01/15/2046	2,239,691	2,258,469
Series 2014-C20, Class A2,
2.872%, 07/15/2047	516,000	524,810
Series 2014-C20, Class A5,
3.805%, 07/15/2047	65,000	69,500
Series 2015-JP1, Class ASB,
3.733%, 01/15/2049	843,000	899,854
Series 2016-JP2, Class A1,
1.324%, 08/15/2049	519,131	514,562
Series 2016-JP2, Class ASB,
2.713%, 08/15/2049	770,000	778,552
Morgan Stanley Bank of America Merrill
Lynch Trust
Series 2012-C6, Class A2,
1.868%, 11/15/2045	134,755	134,665
Series 2013-C10, Class A2,
2.964%, 07/15/2046	279,225	280,542
Series 2013-C9, Class A2,
1.970%, 05/15/2046	55,917	55,961
Series 2015-C25, Class ASB,
3.383%, 10/15/2048	2,640,000	2,778,386
Series 2015-C27, Class A4,
3.753%, 12/15/2047	1,239,000	1,319,986
Morgan Stanley Capital I Trust
Series 2016-UB11, Class A1,
1.445%, 08/15/2049	1,191,622	1,180,092
Series 2016-UB11, Class ASB,
2.606%, 08/15/2049	646,000	648,203
Series 2016-UBS9, Class A1,
1.711%, 03/15/2049	591,933	586,818
UBS-Barclays Commercial
Mortgage Trust
Series 2012-C2, Class A2,
2.113%, 05/10/2063	33,981	33,962
Series 2012-C4, Class A2,
1.712%, 12/10/2045	380,792	380,679
		73,820,341
U.S. Government Agency – 1.8%
Federal Home Loan Mortgage Corp.
Series 3829, Class ED,
3.500%, 10/15/2028	297,855	299,456
Series 3838, Class QE,
3.500%, 01/15/2029	527,064	531,376
Series 4425, Class A,
4.000%, 09/15/2040	614,233	649,252
Series 4529, Class HC,
3.000%, 10/15/2039	585,239	600,648
Series 4604, Class AB,
3.000%, 08/15/2046	1,728,565	1,775,910

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Core Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal Home Loan
Mortgage Corp. (continued)
Series 4640, Class LD,
4.000%, 09/15/2043	$4,723,653	$5,013,753
Series 4700, Class QJ,
4.000%, 07/15/2044	4,286,158	4,557,920
Series 4705, Class A,
4.500%, 09/15/2042	2,859,787	3,088,282
Federal National Mortgage Association
Series 2007-108, Class AN,
8.073%, 11/25/2037 (A)	241,244	280,663
Series 2011-43, Class AN,
3.500%, 12/25/2028	539,099	541,480
Series 2014-40, Class EP,
3.500%, 10/25/2042	1,061,723	1,112,582
Series 2015-M3, Class FA (1 month
LIBOR + 0.220%),
1.480%, 06/25/2018 (A)	531,320	531,396
Series 2016-59, Class CA,
3.500%, 09/25/2043	5,374,669	5,656,984
Series 2017-13, Class PA,
3.000%, 08/25/2046	2,245,207	2,310,486
Series 2017-33, Class LB,
3.000%, 05/25/2039	2,795,217	2,872,956
Series 2017-M4, Class A2,
2.684%, 12/25/2026 (A)	1,405,000	1,399,940
Series 2017-M7, Class A2,
2.961%, 02/25/2027 (A)	1,258,000	1,287,146
		32,510,230
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $106,101,996)		$106,330,571
ASSET BACKED SECURITIES – 12.8%
Ally Auto Receivables Trust,
Series 2015-2, Class A4,
1.840%, 06/15/2020	287,000	287,839
Ally Master Owner Trust
Series 2017-1, Class A (1 month
LIBOR + 0.400%),
1.627%, 02/15/2021 (A)	995,000	996,916
Series 2017-2, Class A (1 month
LIBOR + 0.340%),
1.567%, 06/15/2021 (A)	1,519,000	1,519,966
AmeriCredit Automobile Receivables
Trust,
Series 2016-4, Class A3,
1.530%, 07/08/2021	1,771,000	1,767,509
Avis Budget Rental Car Funding
AESOP LLC
Series 2014-2A, Class A,
2.500%, 02/20/2021 (D)	4,374,000	4,395,882
Series 2017-1A, Class A,
3.070%, 09/20/2023 (D)	2,761,000	2,803,367
Bank of The West Auto Trust,
Series 2014-1, Class A3,
1.090%, 03/15/2019 (D)	30,704	30,698
Barclays Dryrock Issuance Trust,
Series 2017-2, Class A (1 month
LIBOR + 0.300%),
1.523%, 05/15/2023 (A)	2,843,000	2,844,974
California Republic Auto
Receivables Trust
Series 2016-1, Class A4,
2.240%, 10/15/2021	$3,056,000	$3,079,436
Series 2016-2, Class A4,
1.830%, 12/15/2021	1,584,000	1,584,997
Series 2017-1, Class A2,
1.550%, 11/15/2019	1,255,851	1,255,726
Series 2017-1, Class A3,
1.900%, 03/15/2021	1,296,000	1,296,768
Series 2017-1, Class A4,
2.280%, 06/15/2022	588,000	592,456
Capital Auto Receivables Asset Trust
Series 2015-2, Class A3,
1.730%, 09/20/2019	2,335,239	2,336,758
Series 2015-3, Class A3,
1.940%, 01/21/2020	1,540,000	1,543,501
Series 2015-4, Class A2,
1.620%, 03/20/2019	602,347	602,564
Series 2015-4, Class A4,
2.010%, 07/20/2020	776,000	778,987
Series 2016-1, Class A2A,
1.500%, 11/20/2018	56,585	56,582
Series 2016-2, Class A2A,
1.320%, 01/22/2019	147,146	147,092
Series 2016-2, Class A4,
1.980%, 10/20/2020	765,000	768,051
Series 2016-3, Class A2A,
1.360%, 04/22/2019	377,166	377,020
Series 2016-3, Class A4,
1.690%, 03/20/2021	674,000	673,783
Capital One Multi-Asset Execution Trust,
Series 2015-A1, Class A1,
1.390%, 01/15/2021	162,000	161,987
College Ave Student Loans LLC,
Series 2017-A, Class A1 (1 month
LIBOR + 1.650%),
2.878%, 11/26/2046 (A)(D)	1,239,000	1,238,993
Enterprise Fleet Financing LLC,
Series 2017-2, Class A3,
2.220%, 01/20/2023 (D)	1,926,000	1,938,019
Flagship Credit Auto Trust,
Series 2016-3, Class A2,
2.050%, 11/15/2020 (D)	910,000	911,125
Hertz Vehicle Financing II LP
Series 2015-1A, Class A,
2.730%, 03/25/2021 (D)	5,883,000	5,881,091
Series 2015-3A, Class A,
2.670%, 09/25/2021 (D)	2,840,000	2,828,955
Hertz Vehicle Financing LLC
Series 2016-2A, Class A,
2.950%, 03/25/2022 (D)	1,643,000	1,640,915
Series 2016-3A, Class A,
2.270%, 07/25/2020 (D)	1,787,000	1,777,026
Series 2016-3A, Class B,
3.110%, 07/25/2020 (D)	711,000	707,054
Series 2016-4A, Class A,
2.650%, 07/25/2022 (D)	2,100,000	2,066,007
Honda Auto Receivables Owner Trust,
Series 2015-1, Class A4,
1.320%, 11/16/2020	1,186,000	1,185,163
Navient Private Education Loan Trust
Series 2014-AA, Class A3 (1 month
LIBOR + 1.600%),
2.827%, 10/15/2031 (A)(D)	2,054,000	2,093,026

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Core Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED
SECURITIES (continued)
Navient Private Education
Loan Trust (continued)
Series 2014-CTA, Class A (1 month
LIBOR + 0.700%),
1.927%, 09/16/2024 (A)(D)	$961,851 $	962,176
Series 2015-AA, Class A2B (1 month
LIBOR + 1.200%),
2.427%, 12/15/2028 (A)(D)	461,945	468,723
Series 2015-CA, Class B,
3.250%, 05/15/2040 (D)	915,000	926,238
Series 2016-AA, Class A2A,
3.910%, 12/15/2045 (D)	5,574,000	5,814,259
Series 2016-AA, Class A2B (1 month
LIBOR + 2.150%),
3.377%, 12/15/2045 (A)(D)	1,260,000	1,311,775
Navient Student Loan Trust
Series 2014-1, Class A3 (1 month
LIBOR + 0.510%),
1.744%, 06/25/2031 (A)	1,065,000	1,059,087
Series 2015-1, Class A2 (1 month
LIBOR + 0.600%),
1.834%, 04/25/2040 (A)	5,794,000	5,771,161
Series 2016-1A, Class A (1 month
LIBOR + 0.700%),
1.932%, 02/25/2070 (A)(D)	6,216,850	6,163,397
Series 2016-5A, Class A (1 month
LIBOR + 1.250%),
2.484%, 06/25/2065 (A)(D)	940,755	959,604
Series 2016-7A, Class A (1 month
LIBOR + 1.150%),
2.384%, 03/25/2066 (A)(D)	1,668,045	1,688,259
Series 2017-1A, Class A3 (1 month
LIBOR + 1.150%),
2.384%, 07/26/2066 (A)(D)	5,962,000	6,077,794
Series 2017-2A, Class A (1 month
LIBOR + 1.050%),
2.284%, 12/27/2066 (A)(D)	4,962,912	5,032,348
Series 2017-3A, Class A3 (1 month
LIBOR + 1.050%),
2.284%, 07/26/2066 (A)(D)	3,560,000	3,588,588
Series 2017-4A, Class A3 (1 month
LIBOR + 1.000%),
2.230%, 09/27/2066 (A)(D)	5,225,000	5,228,181
Nelnet Student Loan Trust
Series 2004-3, Class A5 (3 month
LIBOR + 0.180%),
1.494%, 10/27/2036 (A)	873,414	855,445
Series 2004-4, Class A5 (3 month
LIBOR + 0.160%),
1.474%, 01/25/2037 (A)	760,340	751,983
Series 2005-1, Class A5 (3 month
LIBOR + 0.110%),
1.424%, 10/25/2033 (A)	5,989,506	5,884,465
Series 2005-2, Class A5 (3 month
LIBOR + 0.100%),
1.387%, 03/23/2037 (A)	924,213	903,475
Series 2005-3, Class A5 (3 month
LIBOR + 0.120%),
1.407%, 12/24/2035 (A)	7,786,484	7,664,617
Series 2005-4, Class A4 (3 month
LIBOR + 0.180%),
1.467%, 03/22/2032 (A)	832,000	801,917
Series 2006-2, Class A6 (3 month
LIBOR + 0.120%),
1.434%, 04/25/2031 (A)	3,440,000	3,436,704
Series 2010-4A, Class A (1 month
LIBOR + 0.800%),
2.034%, 04/25/2046 (A)(D)	$240,378 $	243,132
Series 2016-1A, Class A (1 month
LIBOR + 0.800%),
2.034%, 09/25/2065 (A)(D)	2,878,077	2,908,737
Series 2017-2A, Class A (1 month
LIBOR + 0.770%),
2.030%, 09/25/2065 (A)(D)	3,472,000	3,454,597
Santander Drive Auto Receivables Trust,
Series 2016-2, Class A2A,
1.380%, 07/15/2019	158,681	158,666
SLM Private Education Loan Trust
Series 2012-D, Class A2,
2.950%, 02/15/2046 (D)	427,630	429,156
Series 2013-B, Class A2B (1 month
LIBOR + 1.100%),
2.327%, 06/17/2030 (A)(D)	823,000	830,939
Series 2013-C, Class A2A,
2.940%, 10/15/2031 (D)	764,884	773,872
SLM Student Loan Trust
Series 2003-1, Class ASC (3 month
LIBOR + 0.750%),
1.996%, 12/15/2032 (A)(D)	1,225,600	1,215,420
Series 2004-10, Class A7A (3 month
LIBOR + 0.750%),
2.064%, 10/25/2029 (A)(D)	2,777,000	2,777,012
Series 2005-6, Class A5B (3 month
LIBOR + 1.200%),
2.514%, 07/27/2026 (A)	96,676	97,156
Series 2005-8, Class A4 (3 month
LIBOR + 0.550%),
1.864%, 01/25/2028 (A)	668,583	672,669
Series 2006-3, Class A5 (3 month
LIBOR + 0.100%),
1.414%, 01/25/2021 (A)	2,467,000	2,437,429
Series 2007-2, Class A4 (3 month
LIBOR + 0.060%),
1.374%, 07/25/2022 (A)	2,873,000	2,787,358
Series 2007-2, Class B (3 month
LIBOR + 0.170%),
1.484%, 07/25/2025 (A)	2,151,000	1,811,609
Series 2010-1, Class A (1 month
LIBOR + 0.400%),
1.634%, 03/25/2025 (A)	543,173	537,131
Series 2012-1, Class A3 (1 month
LIBOR + 0.950%),
2.184%, 09/25/2028 (A)	5,572,224	5,616,925
Series 2012-2, Class A (1 month
LIBOR + 0.700%),
1.934%, 01/25/2029 (A)	1,720,819	1,726,328
Series 2012-6, Class A3 (1 month
LIBOR + 0.750%),
1.984%, 05/26/2026 (A)	902,038	896,473
Series 2012-6, Class B (1 month
LIBOR + 1.000%),
2.234%, 04/27/2043 (A)	1,086,000	991,478
Series 2013-1, Class B (1 month
LIBOR + 1.800%),
3.034%, 11/25/2070 (A)	185,000	185,703
Series 2014-2, Class A3 (1 month
LIBOR + 0.590%),
1.824%, 03/25/2055 (A)	3,032,000	3,039,469

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Core Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED
SECURITIES (continued)
SMB Private Education Loan Trust
Series 2015-A, Class A2A,
2.490%, 06/15/2027 (D)	$827,000	$835,518
Series 2015-A, Class A2B (1 month
LIBOR + 1.000%),
2.227%, 06/15/2027 (A)(D)	2,328,000	2,351,153
Series 2015-B, Class A2A,
2.980%, 07/15/2027 (D)	834,000	855,599
Series 2015-B, Class A2B (1 month
LIBOR + 1.200%),
2.427%, 07/15/2027 (A)(D)	3,363,000	3,438,596
Series 2015-C, Class A2A,
2.750%, 07/15/2027 (D)	1,387,000	1,409,848
Series 2015-C, Class A2B (1 month
LIBOR + 1.400%),
2.627%, 07/15/2027 (A)(D)	1,053,000	1,075,725
Series 2016-A, Class A2A,
2.700%, 05/15/2031 (D)	3,321,000	3,362,247
Series 2016-A, Class A2B (1 month
LIBOR + 1.500%),
2.727%, 05/15/2031 (A)(D)	10,412,000	10,714,536
Series 2016-B, Class A2B (1 month
LIBOR + 1.450%),
2.677%, 02/17/2032 (A)(D)	4,891,000	5,056,951
Series 2016-C, Class A2A,
2.340%, 09/15/2034 (D)	3,589,000	3,580,506
Series 2016-C, Class A2B (1 month
LIBOR + 1.100%),
2.327%, 09/15/2034 (A)(D)	2,806,000	2,851,464
Series 2017-A, Class A2A,
2.880%, 09/15/2034 (D)	2,624,000	2,678,882
Series 2017-A, Class A2B (1 month
LIBOR + 0.900%),
2.127%, 09/15/2034 (A)(D)	2,124,000	2,140,566
SoFi Professional Loan Program LLC
Series 2016-A, Class A2,
2.760%, 12/26/2036 (D)	2,663,567	2,698,975
Series 2016-D, Class A1 (1 month
LIBOR + 0.950%),
2.184%, 01/25/2039 (A)(D)	422,564	426,747
Series 2016-E, Class A1 (1 month
LIBOR + 0.850%),
2.084%, 07/25/2039 (A)(D)	1,348,902	1,360,974
Series 2017-A, Class A1 (1 month
LIBOR+ 0.700%),
1.932%, 03/26/2040 (A)(D)	991,719	997,244
Series 2017-A, Class A2B,
2.400%, 03/26/2040 (D)	1,017,000	1,015,533
Series 2017-B, Class A2FX,
2.740%, 05/25/2040 (D)	3,362,000	3,406,095
Series 2017-C, Class A2B,
2.630%, 07/25/2040 (D)	1,870,000	1,884,389
Series 2017-D, Class A2FX,
2.650%, 09/25/2040 (D)	3,192,000	3,211,418
Synchrony Credit Card Master
Note Trust
Series 2014-1, Class A,
1.610%, 11/15/2020	3,112,000	3,112,943
Series 2015-1, Class A,
2.370%, 03/15/2023	970,000	983,261
Series 2015-4, Class A,
2.380%, 09/15/2023	1,655,000	1,679,005
Series 2016-2, Class A,
2.210%, 05/15/2024	1,290,000	1,299,788
Series 2016-3, Class A,
1.580%, 09/15/2022	$704,000	$701,626
Series 2017-1, Class A,
1.930%, 06/15/2023	2,480,000	2,482,798
TCF Auto Receivables Owner Trust
Series 2016-1A, Class A2,
1.390%, 11/15/2019 (D)	803,328	802,697
Series 2016-1A, Class A3,
1.710%, 04/15/2021 (D)	623,000	621,994
Series 2016-1A, Class A4,
2.030%, 02/15/2022 (D)	464,000	462,912
Series 2016-PT1A, Class A,
1.930%, 06/15/2022 (D)	2,220,492	2,219,948
Verizon Owner Trust 2017-2,
Series 2017-2A, Class A,
1.920%, 12/20/2021 (D)	2,807,000	2,814,853
World Financial Network Credit Card
Master Trust
Series 2014-C, Class A,
1.540%, 08/16/2021	272,000	272,018
Series 2015-B, Class A,
2.550%, 06/17/2024	146,000	148,130
Series 2016-A, Class A,
2.030%, 04/15/2025	3,084,000	3,073,610
Series 2016-C, Class A,
1.720%, 08/15/2023	1,279,000	1,275,948
Series 2017-A, Class A,
2.120%, 03/15/2024	2,337,000	2,350,451
World Omni Auto Receivables Trust 2014-B,
Series 2014-B, Class A4,
1.680%, 12/15/2020	690,000	691,156
TOTAL ASSET BACKED SECURITIES
(Cost $230,079,553)		$231,457,792
SECURITIES LENDING COLLATERAL – 0.1%
John Hancock Collateral Trust,
1.2169% (F)(G)	73,398	734,380
TOTAL SECURITIES LENDING
COLLATERAL (Cost $734,409)		$734,380
SHORT-TERM INVESTMENTS – 4.2%
Money market funds – 4.2%
State Street Institutional
U.S. Government Money Market Fund,
Premier Class, 0.9295% (F)	76,447,504	76,447,504
TOTAL SHORT-TERM INVESTMENTS (Cost $76,447,504)		$76,447,504
Total Investments (Core Bond Fund)
(Cost $1,997,166,740) – 111.7%		$2,015,266,672
Other assets and liabilities, net – (11.7%)		(210,376,148)
TOTAL NET ASSETS – 100.0%		$1,804,890,524

Security Abbreviations and Legend
LIBOR	London Interbank Offered Rate
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(B)	Security purchased or sold on a when-issued or delayed delivery basis.

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

(C)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.
(D)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $230,729,657 or 12.8% of the fund’s net assets as of 8-31-17.
(E)	A portion of this security is on loan as of 8-31-17.
(F)	The rate shown is the annualized seven-day yield as of 8-31-17.
(G)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

Fundamental Global Franchise Fund

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 91.7%
Belgium - 6.3%
Anheuser-Busch InBev SA	292,665	$34,660,547
France - 5.6%
Danone SA	389,648	30,698,348
Ireland - 1.8%
Shire PLC	199,890	9,941,879
Italy - 4.2%
Ferrari NV	202,201	23,149,990
Netherlands - 8.4%
Heineken Holding NV	469,221	46,351,994
Switzerland - 5.0%
Cie Financiere Richemont SA	109,427	9,782,121
Nestle SA	213,884	18,132,219
		27,914,340
United Kingdom - 10.5%
British American Tobacco PLC	239,251	14,925,617
Diageo PLC	450,615	15,072,082
Experian PLC	242,129	4,868,665
IHS Markit, Ltd. (A)	236,009	11,054,662
Imperial Brands PLC	296,625	12,270,857
		58,191,883
United States - 49.9%
Allergan PLC	46,237	10,610,467
Alphabet, Inc., Class A (A)	7,303	6,976,118
Alphabet, Inc., Class C (A)	7,459	7,006,462
Amazon.com, Inc. (A)	26,326	25,815,276
American Express Company	156,187	13,447,701
American Tower Corp.	150,484	22,279,156
Apple, Inc.	117,891	19,334,124
AutoZone, Inc. (A)	8,600	4,544,584
eBay, Inc. (A)	1,204,914	43,533,543
Gilead Sciences, Inc.	150,431	12,592,579
Liberty Media Corp.-Liberty Formula
One, Series C (A)	329,610	12,953,673
McDonald’s Corp.	78,204	12,510,294
Nielsen Holdings PLC	378,348	14,698,820
Ralph Lauren Corp.	92,628	8,141,075
Tempur Sealy International, Inc. (A)	288,853	17,880,001
The Coca-Cola Company	119,321	5,435,072
Twenty-First Century Fox, Inc., Class A	292,610	8,073,110
Visa, Inc., Class A	130,756	13,535,861
Wal-Mart Stores, Inc.	215,534	16,826,739
		276,194,655
TOTAL COMMON STOCKS
(Cost $384,655,203)		$507,103,636
SHORT-TERM
INVESTMENTS - 5.7%
Money market funds - 5.7%
JPMorgan U.S. Treasury Plus Money
Market Fund, Institutional Class,
0.8600% (B)	31,717,559	$31,717,559
TOTAL SHORT-TERM INVESTMENTS
(Cost $31,717,559)		$31,717,559
Total Investments (Fundamental Global Franchise Fund)
(Cost $416,372,762) - 97.4%		$538,821,195
Other assets and liabilities, net - 2.6%		14,502,320
TOTAL NET ASSETS - 100.0%		$553,323,515

Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 8-31-17.

Global Bond Fund

		Shares or
		Principal
		Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 19.8%
U.S. Government - 5.5%
U.S. Treasury Bonds
2.500%, 01/15/2029 (A)		$4,905,827	$5,999,876
2.750%, 11/15/2042		7,000,000	7,084,261
3.000%, 05/15/2045 (A)		600,000	633,516
U.S. Treasury Inflation Protected
Securities
0.125%, 04/15/2022		1,410,094	1,414,522
U.S. Treasury Notes
0.125%, 07/15/2022 to 07/15/2024 (A)		1,554,099	1,550,815
2.000%, 08/15/2025 to 11/15/2026 (A)		500,000	498,168
			17,181,158
U.S. Government Agency - 14.3%
Federal National Mortgage Association
1.976%, (12 month Treasury Average
Index + 1.200%), 11/01/2042 to
10/01/2044 (B)		949,792	957,289
2.605%, (12 month Treasury Average
Index + 1.838%), 11/01/2035 (B)		85,832	88,618
3.000%, TBA (C)		15,600,000	15,755,677
3.010%, (12 month LIBOR + 1.760%),
09/01/2035 (B)		37,674	39,843
3.500%, TBA (C)		26,000,000	26,894,239
3.662%, (12 month LIBOR + 1.912%),
07/01/2035 (B)		23,022	24,438
4.500%, 05/01/2029 to 11/01/2044		367,000	396,439
			44,156,543
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(Cost $61,144,488)			$61,337,701
FOREIGN GOVERNMENT
OBLIGATIONS - 23.9%
Canada - 3.2%
Government of Canada
1.500%, 12/01/2044	CAD	338,418	324,380
Province of Alberta
1.250%, 06/01/2020		1,500,000	1,187,808
2.350%, 06/01/2025		2,200,000	1,747,826
Province of British Columbia
2.300%, 06/18/2026		1,200,000	948,738
Province of Ontario
2.400%, 06/02/2026		200,000	158,823

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Global Bond Fund (continued)

		Shares or
		Principal
		Amount	Value
FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Canada (continued)
Province of Ontario (continued)
2.450%, 06/29/2022		$1,100,000	$1,119,111
3.150%, 06/02/2022	CAD	600,000	506,013
3.500%, 06/02/2024		3,100,000	2,669,264
Province of Quebec
3.000%, 09/01/2023		1,500,000	1,257,009
			9,918,972
France - 1.3%
Government of France
2.000%, 05/25/2048 (D)	EUR	3,300,000	4,175,892
Italy - 3.9%
Republic of Italy
2.450%, 09/01/2033 (D)		2,700,000	3,148,930
2.800%, 03/01/2067 (D)		1,300,000	1,320,849
3.450%, 03/01/2048 (D)		5,400,000	6,663,624
6.000%, 08/04/2028	GBP	500,000	813,872
			11,947,275
Japan - 4.8%
Development Bank of Japan, Inc.
1.625%, 09/01/2021 (D)		$1,100,000	1,072,387
2.625%, 09/01/2027 (D)		200,000	198,942
Government of Japan
0.400%, 03/20/2036	JPY	70,000,000	628,005
0.500%, 09/20/2046		330,000,000	2,765,363
1.400%, 09/20/2034		160,000,000	1,697,099
1.600%, 03/20/2033		360,000,000	3,920,622
Japan Bank for International Cooperation
2.000%, 11/04/2021		$900,000	894,034
2.500%, 06/01/2022		600,000	609,935
Japan Finance Organization for
Municipalities
2.625%, 04/20/2022 (D)		1,300,000	1,316,329
Tokyo Metropolitan Government
2.500%, 06/08/2022 (D)		1,200,000	1,209,239
Tokyo Metropolitan World Government
2.000%, 05/17/2021 (D)		600,000	593,386
			14,905,341
Kuwait - 1.0%
State of Kuwait
2.750%, 03/20/2022 (D)		1,000,000	1,014,000
3.500%, 03/20/2027 (D)		2,000,000	2,073,760
			3,087,760
Norway - 0.4%
Kommunalbanken AS
6.500%, 04/12/2021	AUD	1,300,000	1,171,980
Poland - 0.4%
Republic of Poland
2.250%, 04/25/2022	PLN	3,900,000	1,077,404
3.250%, 07/25/2025		100,000	28,391
			1,105,795
Qatar - 0.2%
Government of Qatar
4.500%, 01/20/2022		$600,000	639,785
Saudi Arabia - 1.1%
Kingdom of Saudi Arabia
2.375%, 10/26/2021		3,600,000	3,565,602
Slovenia - 2.8%
Republic of Slovenia
4.125%, 02/18/2019 (D)		1,900,000	1,961,180
4.125%, 02/18/2019		2,000,000	2,063,998
5.250%, 02/18/2024		1,700,000	1,960,789
5.500%, 10/26/2022		1,500,000	$1,717,047
5.850%, 05/10/2023		900,000	1,056,000
			8,759,014
Spain - 2.7%
Autonomous Community of Andalusia
4.850%, 03/17/2020	EUR	900,000	1,201,137
Autonomous Community of Catalonia
4.900%, 09/15/2021		600,000	745,626
4.950%, 02/11/2020		900,000	1,129,487
Kingdom of Spain
1.450%, 10/31/2027 (D)		1,300,000	1,531,372
1.950%, 04/30/2026 (D)		1,600,000	2,013,877
2.900%, 10/31/2046 (D)		1,400,000	1,705,712
			8,327,211
United Kingdom - 2.1%
Government of United Kingdom
3.250%, 01/22/2044	GBP	2,300,000	3,921,440
4.250%, 12/07/2040		1,300,000	2,507,836
			6,429,276
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $72,731,151)			$74,033,903
CORPORATE BONDS - 47.2%
Australia - 0.5%
Westpac Banking Corp.
1.850%, 11/26/2018 (D)		$1,500,000	1,503,574
Belgium - 0.7%
KBC Bank NV (8.000% to 1-25-18, then
5 Year U.S. Swap Rate + 7.097%)
01/25/2023		2,000,000	2,044,600
Brazil - 0.6%
Petrobras Global Finance BV
7.250%, 03/17/2044		400,000	413,000
8.375%, 05/23/2021		1,400,000	1,589,700
			2,002,700
Canada - 2.0%
Bank of Montreal
1.750%, 06/15/2022 (D)		2,500,000	2,472,863
Enbridge, Inc.
2.900%, 07/15/2022		400,000	402,590
Enbridge, Inc. (3 month LIBOR +
0.700%)
1.946%, 06/15/2020 (B)		400,000	403,296
Royal Bank of Canada
2.300%, 03/22/2021		1,200,000	1,209,586
The Bank of Nova Scotia
1.875%, 04/26/2021		1,700,000	1,688,716
			6,177,051
Denmark - 8.8%
BRFkredit A/S
2.000%, 10/01/2047	DKK	5,446,500	864,181
3.000%, 10/01/2047		69,020	11,633
Nordea Kredit Realkreditaktieselskab
2.000%, 10/01/2047		19,212,604	3,059,944
2.500 to 2.500%, 10/01/2037 to
10/01/2047		3,542,319	588,495
Nykredit Realkredit A/S
2.000 to 2.000%, 10/01/2037 to
10/01/2047		34,143,649	5,458,107
2.500 to 2.500%, 10/01/2037 to
10/01/2047		43,135,112	7,168,502

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Global Bond Fund (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Denmark (continued)
Realkredit Danmark A/S
2.000 to 2.000%, 10/01/2037 to
10/01/2047	DKK	29,909,819	$4,786,087
2.500 to 2.500%, 10/01/2037 to
10/01/2047		32,748,772	5,441,934
			27,378,883
France - 2.9%
BPCE SA
3.000%, 05/22/2022 (D)		$1,200,000	1,210,535
Credit Agricole SA (8.125% to 9-19-18,
then 5 Year U.S. Swap Rate +
6.283%)
09/19/2033		1,000,000	1,057,244
Dexia Credit Local SA
0.750%, 01/25/2023	EUR	600,000	733,629
1.875%, 09/15/2021 (D)		$2,500,000	2,464,859
2.000%, 01/22/2021	EUR	800,000	1,018,328
2.250%, 02/18/2020 (D)		$2,400,000	2,415,227
			8,899,822
Germany - 1.2%
Deutsche Bank AG
4.250%, 10/14/2021		2,200,000	2,321,990
KFW
5.000%, 03/19/2024	AUD	100,000	89,289
Landwirtschaftliche Rentenbank
5.375%, 04/23/2024	NZD	1,500,000	1,202,737
			3,614,016
Guernsey, Channel Islands - 0.1%
Credit Suisse Group Funding
Guernsey, Ltd.
3.800%, 06/09/2023		$250,000	260,674
Italy - 0.7%
Assicurazioni Generali SPA (5.500% to
10-27-27, then 3 month EURIBOR +
5.350%)
10/27/2047	EUR	300,000	412,188
Banca Carige SpA
3.875%, 10/24/2018		1,435,000	1,766,966
			2,179,154
Ivory Coast - 0.9%
African Development Bank
5.250%, 03/23/2022	AUD	3,200,000	2,823,234
Japan - 1.3%
Mizuho Financial Group, Inc.
2.953%, 02/28/2022		$1,500,000	1,525,309
Sumitomo Mitsui Financial Group, Inc.
(3 month LIBOR + 1.680%)
2.901%, 03/09/2021 (B)		2,400,000	2,481,600
			4,006,909
Jersey, Channel Islands - 0.3%
HSBC Capital Funding Dollar 1 LP
(10.176% to 6-30-30, then 3 month
LIBOR + 4.980%)
06/30/2030 (D)(E)		500,000	795,310
Luxembourg - 0.1%
Actavis Funding SCS
3.850%, 06/15/2024		300,000	316,491
Netherlands - 2.1%
ABN AMRO Bank NV
2.450%, 06/04/2020 (D)		300,000	303,260
Cooperatieve Rabobank UA
2.500%, 01/19/2021		1,500,000	1,521,696
6.875%, 03/19/2020	EUR	900,000	$1,249,993
ING Bank NV (4.125% to 11-21-18, then
5 Year U.S. ISDAFIX + 2.700%)
11/21/2023		$1,900,000	1,939,786
Stichting AK Rabobank Certificaten
6.500%, 03/29/2166 (E)	EUR	800,000	1,136,261
Teva Pharmaceutical Finance Netherlands
III BV
2.200%, 07/21/2021		$500,000	475,832
			6,626,828
Norway - 0.4%
DNB Boligkreditt AS
2.500%, 03/28/2022 (D)		1,200,000	1,217,782
Portugal - 0.1%
Novo Banco SA
5.000%, 05/21/2019	EUR	247,000	239,643
Qatar - 0.1%
Ras Laffan Liquefied Natural Gas
Company, Ltd. III
6.750%, 09/30/2019		$400,000	432,600
South Korea - 0.2%
Kookmin Bank
2.125%, 10/21/2020		500,000	495,100
Spain - 0.7%
Banco Bilbao Vizcaya Argentaria SA
(7.000% to 2-19-19, then 5 Year Euro
Swap Rate + 6.155%)
02/19/2019 (E)	EUR	400,000	493,742
Banco Santander SA (6.250% to 9-11-21,
then 5 Year Euro Swap Rate +
5.640%)
09/11/2021 (E)		1,400,000	1,774,795
			2,268,537
Sweden - 6.5%
Lansforsakringar Hypotek AB
1.250%, 09/20/2023	SEK	23,800,000	3,033,520
2.250%, 09/21/2022		23,300,000	3,152,810
Nordea Hypotek AB
1.000%, 04/08/2022		23,900,000	3,064,656
Stadshypotek AB
4.500%, 09/21/2022		12,000,000	1,794,112
Svenska Handelsbanken AB
2.450%, 03/30/2021		$2,900,000	2,936,088
Sveriges Sakerstallda Obligationer AB
1.250%, 06/15/2022	SEK	15,000,000	1,941,865
2.000%, 06/17/2026		4,000,000	522,607
Swedbank AB
2.200%, 03/04/2020 (D)		$600,000	603,292
Swedbank Hypotek AB
1.000%, 06/15/2022	SEK	24,900,000	3,188,237
			20,237,187
Switzerland - 2.1%
Credit Suisse AG
6.500%, 08/08/2023		$1,200,000	1,355,269
UBS AG
2.200%, 06/08/2020 (D)		1,000,000	1,004,313
5.125%, 05/15/2024		900,000	962,153
7.625%, 08/17/2022		950,000	1,125,750
UBS AG (3 month LIBOR + 0.580%)
1.799%, 06/08/2020 (B)(D)		1,500,000	1,505,346

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Global Bond Fund (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Switzerland (continued)
UBS Group Funding Switzerland AG (3
month LIBOR + 2.265%)
2.265%, 08/15/2023 (B)(D)		$500,000	$499,738
			6,452,569
United Arab Emirates - 0.2%
National Bank of Abu Dhabi PJSC
2.250%, 02/11/2020		600,000	598,706
United Kingdom - 8.3%
Barclays Bank PLC
7.625%, 11/21/2022		1,000,000	1,148,750
Barclays Bank PLC (7.750% to 4-10-18,
then 5 Year U.S. Swap Rate +
6.833%)
04/10/2023		1,900,000	1,957,000
Barclays PLC (8.250% to 12-15-18, then
5 year U.S. Swap Rate + 6.705%)
12/15/2018 (E)		500,000	530,160
Co-operative Group Holdings 2011, Ltd.
6.875%, 07/08/2020	GBP	500,000	724,704
GlaxoSmithKline Capital PLC
3.375%, 12/20/2027		200,000	294,996
HBOS PLC (3 month LIBOR + 0.700%)
1.923%, 09/06/2017 (B)		$1,300,000	1,299,515
HSBC Holdings PLC
6.000%, 03/29/2040	GBP	500,000	887,013
Legal & General Group PLC (5.500% to
6-27-44, then 5 Year U.K. Treasury +
3.170%)
06/27/2064		400,000	572,449
Lloyds Bank PLC
4.875%, 03/30/2027		1,000,000	1,658,615
Lloyds Banking Group PLC (7.000% to
6-27-19, then 5 Year British Pound
Swap Rate + 5.060%)
06/27/2019 (E)		600,000	813,038
Lloyds Banking Group PLC (7.625% to
6-27-23, then 5 Year British Pound
Swap Rate + 5.010%)
06/27/2023 (E)		500,000	729,923
Nationwide Building Society
2.450%, 07/27/2021 (D)		$2,400,000	2,417,640
RAC Bond Company PLC
4.870%, 05/06/2046	GBP	400,000	584,460
Reckitt Benckiser Treasury Services PLC
2.375%, 06/24/2022 (D)		$600,000	600,344
Santander UK Group Holdings PLC
2.875%, 08/05/2021		1,600,000	1,612,371
Santander UK PLC (3 month LIBOR +
1.480%)
2.722%, 03/14/2019 (B)		2,400,000	2,442,019
Tesco PLC
5.000%, 03/24/2023	GBP	100,000	144,403
5.125%, 04/10/2047	EUR	600,000	787,993
6.125%, 02/24/2022	GBP	950,000	1,416,056
Tesco Property Finance 6 PLC
5.411%, 07/13/2044		195,728	277,377
The Royal Bank of Scotland Group PLC
(3 month LIBOR + 1.470%)
2.785%, 05/15/2023 (B)		$1,300,000	1,307,586
The Royal Bank of Scotland Group PLC
(3.498% to 5-15-22, then 3 month
LIBOR + 1.480%)
05/15/2023		1,200,000	1,213,023
Virgin Media Secured Finance PLC
4.875%, 01/15/2027	GBP	700,000	941,091
Virgin Money PLC
2.250%, 04/21/2020		1,100,000	$1,462,328
			25,822,854
United States - 6.4%
Ally Financial, Inc.
3.600%, 05/21/2018		$1,800,000	1,816,650
8.000%, 11/01/2031		100,000	128,750
American Honda Finance Corp. (3 month
LIBOR + 0.350%)
1.669%, 11/05/2021 (B)		200,000	199,593
Anheuser-Busch InBev Finance, Inc.
3.300%, 02/01/2023		600,000	622,414
AT&T, Inc.
1.800%, 09/04/2026	EUR	1,100,000	1,324,703
3.400%, 08/14/2024		$300,000	302,805
3.900%, 08/14/2027		900,000	909,446
AutoNation, Inc.
5.500%, 02/01/2020		800,000	858,450
BAT Capital Corp.
3.557%, 08/15/2027 (D)		200,000	202,852
4.390%, 08/15/2037 (D)		300,000	308,602
BAT Capital Corp. (3 month LIBOR +
0.590%)
1.905%, 08/14/2020 (B)(D)		300,000	300,179
Boston Scientific Corp.
2.650%, 10/01/2018		1,200,000	1,211,817
Cardinal Health, Inc.
1.948%, 06/14/2019		900,000	900,599
Charter Communications Operating LLC
4.464%, 07/23/2022		1,500,000	1,587,428
6.384%, 10/23/2035		300,000	343,237
CIT Group, Inc.
5.375%, 05/15/2020		100,000	107,375
5.500%, 02/15/2019 (D)		500,000	523,125
Dell International LLC
4.420%, 06/15/2021 (D)		100,000	105,376
eBay, Inc.
2.750%, 01/30/2023		200,000	200,393
EPR Properties
4.500%, 06/01/2027		200,000	203,215
Fidelity National Information
Services, Inc.
0.400%, 01/15/2021	EUR	200,000	238,840
1.700%, 06/30/2022	GBP	200,000	261,452
Ford Motor Credit Company LLC
5.875%, 08/02/2021		$500,000	558,723
Kimco Realty Corp.
3.300%, 02/01/2025		200,000	201,452
Kraft Heinz Foods Company (3 month
LIBOR + 1.879%)
1.879%, 02/10/2021 (B)		500,000	500,029
Masco Corp.
3.500%, 04/01/2021		200,000	206,570
MUFG Americas Holdings Corp.
3.000%, 02/10/2025		700,000	698,018
Navient Corp.
4.625%, 09/25/2017		400,000	400,200
5.500%, 01/15/2019		400,000	414,120
Nissan Motor Acceptance Corp.
1.550%, 09/13/2019 (D)		600,000	595,021
OneMain Financial Holdings LLC
6.750%, 12/15/2019 (D)		200,000	208,750
Spectra Energy Partners LP (3 month
LIBOR + 0.700%)
1.920%, 06/05/2020 (B)		300,000	301,570

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Global Bond Fund (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
United States (continued)
Tesla, Inc.
5.300%, 08/15/2025 (D)		$100,000	$98,438
The Southern Company
2.350%, 07/01/2021		300,000	299,640
Verizon Communications, Inc.
3.125%, 03/16/2022		1,200,000	1,230,166
4.125%, 03/16/2027		600,000	623,179
Viacom, Inc.
2.750%, 12/15/2019		513,000	518,397
WEA Finance LLC
3.750%, 09/17/2024 (D)		300,000	307,704
			19,819,278
TOTAL CORPORATE BONDS
(Cost $140,147,171)			$146,213,502
MUNICIPAL BONDS - 1.3%
United States - 1.3%
American Municipal Power, Inc.
7.334%, 02/15/2028		600,000	782,376
California Infrastructure & Economic
Development Bank
6.486%, 05/15/2049		400,000	532,292
City of Los Angeles CA Wastewater
System Revenue
5.713%, 06/01/2039		200,000	256,496
State of California
2.012%, 04/01/2047 (B)		2,500,000	2,517,725
TOTAL MUNICIPAL BONDS
(Cost $4,025,864)			$4,088,889
TERM LOANS - 0.6% (F)
United States - 0.6%
CenturyLink, Inc., 2.750%, 01/31/2025		1,000,000	977,920
Energy Future Intermediate Holding
Company LLC (1 month LIBOR +
3.000%), 4.234%, 06/30/2018		800,000	803,200
			1,781,120
TOTAL TERM LOANS
(Cost $1,798,079)			$1,781,120
COLLATERALIZED MORTGAGE OBLIGATIONS - 17.7%
Commercial and residential - 16.9%
Adjustable Rate Mortgage Trust,
Series 2005-5, Class 2A1,
3.598%, 09/25/2035 (B)		45,216	41,979
Alba PLC, Series 2005-1, Class A3 (3
month GBP LIBOR + 0.190%),
0.471%, 11/25/2042 (B)	GBP	780,336	968,760
American Home Mortgage Investment
Trust, Series 2004-3, Class 5A (12
month LIBOR + 1.500%),
3.240%, 10/25/2034 (B)		$47,796	48,314
Banc of America Funding Corp.
Series 2006-A, Class 1A1,
3.153%, 02/20/2036 (B)		306,089	302,594
Series 2006-J, Class 4A1,
3.581%, 01/20/2047 (B)		54,865	51,822
Bear Stearns Adjustable Rate
Mortgage Trust
Series 2003-5, Class 1A2,
3.312%, 08/25/2033 (B)		17,858	17,660
Series 2003-7, Class 6A,
3.333%, 10/25/2033 (B)		36,943	37,229
Series 2003-9, Class 2A1,
3.558%, 02/25/2034 (B)		6,520	6,612
Series 2004-2, Class 22A,
3.662%, 05/25/2034 (B)		$68,467	$66,490
Series 2004-2, Class 23A,
3.202%, 05/25/2034 (B)		30,579	28,409
Series 2005-2, Class A1 (1 Year CMT
+ 2.450%),
3.260%, 03/25/2035 (B)		368,982	372,469
Series 2005-2, Class A2 (12 month
LIBOR + 1.950%),
3.636%, 03/25/2035 (B)		77,422	78,209
Series 2005-4, Class 3A1,
3.487%, 08/25/2035 (B)		214,386	195,279
Series 2005-5, Class A2 (1 Year CMT
+ 2.150%),
2.820%, 08/25/2035 (B)		234,566	233,534
Bear Stearns Alt-A Trust
Series 2005-7, Class 22A1,
3.494%, 09/25/2035 (B)		731,260	647,817
Series 2005-9, Class 24A1,
3.320%, 11/25/2035 (B)		354,267	306,841
Series 2006-8, Class 3A1 (1 month
LIBOR + 0.160%),
1.394%, 02/25/2034 (B)		34,787	32,278
Bear Stearns Structured Products, Inc.
Trust, Series 2007-R6, Class 1A1,
3.321%, 01/26/2036 (B)		429,581	382,886
Bella Vista Mortgage Trust,
Series 2005-2, Class 2A1 (1 month
LIBOR + 0.500%),
1.735%, 05/20/2045 (B)		290,064	213,182
Business Mortgage Finance 7 PLC,
Series 7X, Class A1 (3 month GBP
LIBOR + 2.000%),
2.280%, 02/15/2041 (B)	GBP	528,297	668,822
Casa d’Este Finance SRL, Series 1,
Class A2 (3 month EURIBOR +
0.350%),
0.019%, 09/15/2040 (B)	EUR	273,819	324,252
Citigroup Mortgage Loan Trust, Inc.
Series 2005-11, Class A1A (1 Year
CMT + 2.400%),
3.430%, 05/25/2035 (B)		$86,629	86,793
Series 2005-11, Class A2A (1 Year
CMT + 2.400%),
3.630%, 10/25/2035 (B)		338,894	341,249
Series 2005-5, Class 1A4,
4.736%, 08/25/2035 (B)		4,035,103	3,636,946
Series 2005-6, Class A1R (1 Year
CMT + 2.100%),
2.690%, 09/25/2035 (B)		131,286	132,822
Series 2005-7, Class 1A2,
3.286%, 09/25/2035 (B)		1,013,648	927,575
Countrywide Alternative Loan Trust
Series 2005-21CB, Class A3,
5.250%, 06/25/2035		61,622	58,055
Series 2005-45, Class 2A1 (12 month
Treasury Average Index + 2.050%),
2.880%, 10/20/2035 (B)		1,171,337	900,980
Series 2005-56, Class 2A2 (12 month
Treasury Average Index + 2.040%),
2.707%, 11/25/2035 (B)		41,561	40,838

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Global Bond Fund (continued)

		Shares or
		Principal
		Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and
residential (continued)
Countrywide Alternative
Loan Trust (continued)
Series 2005-56, Class 2A3 (12 month
Treasury Average Index + 1.500%),
2.167%, 11/25/2035 (B)		$41,533	$40,268
Series 2006-OA19, Class A1 (1 month
LIBOR + 0.180%),
1.411%, 02/20/2047 (B)		1,067,121	887,975
Series 2006-OA2, Class A5 (1 month
LIBOR + 0.230%),
1.461%, 05/20/2046 (B)		2,829,581	2,234,976
Series 2007-11T1, Class A12 (1 month
LIBOR + 0.350%),
1.584%, 05/25/2037 (B)		192,048	103,002
Series 2007-16CB, Class 5A1,
6.250%, 08/25/2037		94,038	83,280
Series 2006-OA1, Class 2A1 (1 month
LIBOR + 0.210%),
1.441%, 03/20/2046 (B)		635,078	540,125
Countrywide Home Loan Mortgage Pass
Through Trust
Series 2004-12, Class 11A1,
3.551%, 08/25/2034 (B)		19,861	18,854
Series 2004-22, Class A3,
3.131%, 11/25/2034 (B)		86,041	85,419
Series 2005-R2, Class 1AF1 (1 month
LIBOR + 0.340%),
1.574%, 06/25/2035 (B)(D)		148,198	136,665
Series 2004-12, Class 12A1,
3.510%, 08/25/2034 (B)		150,650	147,132
Series 2004-25, Class 1A1 (1 month
LIBOR + 0.660%),
1.894%, 02/25/2035 (B)		99,041	94,178
Series 2004-25, Class 2A1 (1 month
LIBOR + 0.680%),
1.914%, 02/25/2035 (B)		121,489	117,833
Series 2005-HYB9, Class 5A1 (12
month LIBOR + 1.750%),
3.306%, 02/20/2036 (B)		244,765	225,208
Series 2005-HYB9, Class 3A2A (12
month LIBOR + 1.750%),
3.309%, 02/20/2036 (B)		170,438	151,665
Credit Suisse First Boston Mortgage
Securities Corp.
Series 2003-AR18, Class 2A3,
2.951%, 07/25/2033 (B)		4,041	4,033
Series 2003-AR20, Class 2A1,
3.311%, 08/25/2033 (B)		21,990	22,127
Deutsche Alt-A Securities Mortgage Loan
Trust, Series 2007-OA4, Class 3A1 (1
month LIBOR + 0.190%),
1.424%, 08/25/2047 (B)		1,454,271	1,297,000
Eurosail PLC, Series 2006-1X,
Class A2C (3 month GBP LIBOR +
0.160%),
0.449%, 06/10/2044 (B)	GBP	891,281	1,139,428
Eurosail-UK PLC
Series 2007-3A, Class A3C (3 month
GBP LIBOR + 0.950%),
1.240%, 06/13/2045 (B)(D)		1,046,241	1,317,103
Series 2007-3X, Class A3C (3 month
GBP LIBOR + 0.950%),
1.240%, 06/13/2045 (B)		971,510	1,223,024
First Flexible PLC, Series 7, Class A (3
month GBP LIBOR + 0.240%),
0.529%, 09/15/2033 (B)		79,494	$101,828
First Horizon Mortgage Pass Through
Trust, Series 2005-AR3, Class 2A1,
3.295%, 08/25/2035 (B)		$31,113	27,049
First Republic Mortgage Loan Trust,
Series 2001-FRB1, Class A (1 month
LIBOR + 0.350%),
1.577%, 11/15/2031 (B)		114,063	110,503
GMACM Mortgage Corp. Loan Trust,
Series 2004-AR1, Class 22A1,
4.015%, 06/25/2034 (B)		6,930	6,840
Great Hall Mortgages PLC
Series 2006-1, Class A2B (3 month
EURIBOR + 0.150%),
0.017%, 06/18/2038 (B)	EUR	868,990	1,018,321
Series 2007-1, Class A2A (3 month
GBP LIBOR + 0.130%),
0.427%, 03/18/2039 (B)	GBP	868,316	1,103,853
Series 2007-1, Class A2B (3 month
EURIBOR + 0.130%),
0.093%, 03/18/2039 (B)	EUR	1,009,670	1,178,740
GreenPoint Mortgage Funding Trust,
Series 2006-AR6, Class A1A (1 month
LIBOR + 0.080%),
1.314%, 10/25/2046 (B)		$4	4
GreenPoint Mortgage Pass-Through
Certificates, Series 2003-1, Class A1,
3.753%, 10/25/2033 (B)		5,176	5,153
GS Mortgage Securities Trust,
Series 2012-GCJ9, Class XA IO,
2.308%, 11/10/2045		2,899,059	223,389
GSR Mortgage Loan Trust,
Series 2003-1, Class A2 (1 Year CMT
+ 1.750%),
2.560%, 03/25/2033 (B)		31,723	31,416
HarborView Mortgage Loan Trust,
Series 2005-4, Class 3A1,
3.571%, 07/19/2035 (B)		17,136	15,157
IndyMac Index Mortgage Loan Trust
Series 2004-AR11, Class 2A,
3.107%, 12/25/2034 (B)		30,913	30,170
Series 2006-AR4, Class A1A (1 month
LIBOR + 0.210%),
1.444%, 05/25/2046 (B)		1,366,005	1,301,938
JPMorgan Alternative Loan Trust
Series 2005-A2, Class 2A1,
3.312%, 12/25/2035 (B)		1,107,546	1,017,854
Series 2006-A6, Class 2A1,
5.500%, 11/25/2036 (B)		1,918	1,485
JPMorgan Mortgage Trust
Series 2003-A2, Class 3A1,
2.990%, 11/25/2033 (B)		32,925	31,619
Series 2006-A1, Class 3A2,
3.391%, 02/25/2036 (B)		347,949	311,530
Series 2007-A1, Class 5A6,
3.479%, 07/25/2035 (B)		127,131	126,207
Ludgate Funding PLC
Series 2006-1X, Class A2A (3 month
GBP LIBOR + 0.190%),
0.483%, 12/01/2060 (B)	GBP	896,035	1,106,228

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Global Bond Fund (continued)

		Shares or
		Principal
		Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and
residential (continued)
Ludgate Funding PLC (continued)
Series 2008-W1X, Class A1 (3 month
GBP LIBOR + 0.600%),
0.904%, 01/01/2061 (B)	GBP	1,392,913	$1,751,850
Merrill Lynch Mortgage Investors Trust
Series 2003-A2, Class 1A1,
3.107%, 02/25/2033 (B)		$55,989	54,186
Series 2005-2, Class 1A (6 month
LIBOR + 1.250%),
2.665%, 10/25/2035 (B)		205,352	205,013
Series 2003-C, Class A1 (1 month
LIBOR + 0.660%),
1.894%, 06/25/2028 (B)		161,965	155,474
Morgan Stanley Mortgage Loan Trust,
Series 2006-2, Class 4A,
6.000%, 02/25/2036		749,350	767,342
MRFC Mortgage Pass Through Trust,
Series 200-TBC3, Class A1 (1 month
LIBOR + 0.440%),
1.667%, 12/15/2030 (B)		185,579	179,688
NCUA Guaranteed Notes Trust
Series 2010-R1, Class 1A (1 month
LIBOR + 0.450%),
1.681%, 10/07/2020 (B)		1,119,741	1,121,518
Series 2010-R2, Class 2A (1 month
LIBOR + 0.470%),
1.701%, 11/05/2020 (B)		9,161,229	9,179,415
Residential Accredit Loans Trust
Series 2007-QO2, Class A1 (1 month
LIBOR + 0.150%),
1.384%, 02/25/2047 (B)		254,244	167,649
Series 2007-QS1, Class 1A1,
6.000%, 01/25/2037		792,330	736,560
Series 2006-QO3, Class A1 (1 month
LIBOR + 0.210%),
1.444%, 04/25/2046 (B)		753,670	425,390
Residential Asset Securitization Trust,
Series 2006-R1, Class A2 (1 month
LIBOR + 0.400%),
1.634%, 01/25/2046 (B)		267,364	131,223
Residential Funding Mortgage Securities
Trust, Series 2005-SA4, Class 1A21,
3.746%, 09/25/2035 (B)		82,164	68,092
Ripon Mortgages PLC, Series 1A,
Class A1 (3 month GBP LIBOR +
0.800%),
1.082%, 08/20/2056 (B)(D)	GBP	1,936,318	2,512,876
RMAC Securities PLC,
Series 2006-NS1X, Class A2A (3
month GBP LIBOR + 0.150%),
0.439%, 06/12/2044 (B)		629,052	780,676
Sequoia Mortgage Trust, Series 5,
Class A (1 month LIBOR + 0.700%),
1.931%, 10/19/2026 (B)		$40,433	39,724
Structured Adjustable Rate Mortgage
Loan Trust
Series 2004-1, Class 4A1,
3.470%, 02/25/2034 (B)		53,875	53,766
Series 2004-1, Class 4A2,
3.470%, 02/25/2034 (B)		296,311	298,628
Series 2004-12, Class 7A1,
3.605%, 09/25/2034 (B)		84,245	85,354
Series 2004-19, Class 2A1 (12 month
Treasury Average Index + 1.400%),
2.132%, 01/25/2035 (B)		$379,391	$354,525
Series 2004-4, Class 3A2,
3.449%, 04/25/2034 (B)		100,711	101,933
Structured Asset Mortgage
Investments, Inc.,
Series 2006-AR3, Class 12A1 (1
month LIBOR + 0.220%),
1.454%, 05/25/2036 (B)		919,849	834,757
SWAN Trust, Series 2010-1, Class A (1
month BBSW + 1.300%),
2.895%, 04/25/2041 (B)	AUD	414,967	332,898
Thornburg Mortgage Securities Trust
Series 2007-3, Class 2A1 (12 month
LIBOR + 1.250%),
2.986%, 06/25/2047 (B)		$126,299	115,616
Series 2007-3, Class 3A1 (1 month
LIBOR + 1.250%),
2.986%, 06/25/2047 (B)		258,433	233,415
Series 2007-3, Class 4A1 (1 month
LIBOR + 1.250%),
2.986%, 06/25/2047 (B)		181,934	162,480
Uropa Securities PLC
Series 2008-1, Class A (3 month GBP
LIBOR + 0.200%),
0.489%, 06/10/2059 (B)	GBP	304,336	377,638
Series 2008-1, Class B (3 month GBP
LIBOR + 0.750%),
1.039%, 06/10/2059 (B)		58,172	69,878
Series 2008-1, Class M1 (3 month
GBP LIBOR + 0.350%),
0.639%, 06/10/2059 (B)		70,176	85,505
Series 2008-1, Class M2 (3 month
GBP LIBOR + 0.550%),
0.839%, 06/10/2059 (B)		55,402	66,635
WaMu Mortgage
Pass-Through Certificates
Series 2002-AR17, Class 1A (12
month Treasury Average Index +
1.200%),
2.030%, 11/25/2042 (B)		$138,021	130,584
Series 2003-AR5, Class A7,
3.062%, 06/25/2033 (B)		28,193	28,655
Series 2005-AR13, Class A1A1 (1
month LIBOR + 0.290%),
1.524%, 10/25/2045 (B)		71,118	71,129
Series 2005-AR2, Class 2A1A (1
month LIBOR + 0.310%),
1.544%, 01/25/2045 (B)		109,919	107,040
Series 2006-AR13, Class 2A (COFI +
1.500%),
2.148%, 10/25/2046 (B)		1,289,475	1,254,974
Series 2006-AR17, Class 1A1A (12
month Treasury Average Index +
0.810%),
1.586%, 12/25/2046 (B)		210,940	212,082
Series 2006-AR5, Class 3A (12 month
Treasury Average Index + 0.940%),
1.770%, 07/25/2046 (B)		169,205	124,552

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Global Bond Fund (continued)

		Shares or
		Principal
		Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and
residential (continued)
Wells Fargo Alternative Loan Trust,
Series 2007-PA3, Class 1A1,
5.750%, 07/25/2037		$155,336	$143,600
Wells Fargo Mortgage Backed Securities
Trust, Series 2004-S, Class A1,
3.381%, 09/25/2034 (B)		49,562	50,532
			52,342,127
U.S. Government Agency - 0.8%
Federal Home Loan Mortgage Corp.
Series 4579, Class FD (1 month
LIBOR + 0.350%),
1.577%, 01/15/2038 (B)		793,449	790,090
Series 4579, Class SD IO,
1.465%, 01/15/2038		793,449	45,816
Series T-63, Class 1A1 (12 month
Treasury Average Index + 1.200%),
1.976%, 02/25/2045 (B)		105,369	107,293
Federal National Mortgage Association
Series 2003-W6, Class F (1 month
LIBOR + 0.350%),
1.582%, 09/25/2042 (B)		199,460	198,317
Series 2004-W2, Class 5AF (1 month
LIBOR + 0.350%),
1.584%, 03/25/2044 (B)		89,212	89,137
Series 2005-120, Class NF (1 month
LIBOR + 0.100%),
1.334%, 01/25/2021 (B)		107	107
Series 2006-15, Class FC (1 month
LIBOR + 0.130%),
1.364%, 03/25/2036 (B)		105,478	100,729
Series 2006-48, Class TF (1 month
LIBOR + 0.400%),
1.634%, 06/25/2036 (B)		46,404	46,566
Series 2006-5, Class 3A2,
3.251%, 05/25/2035 (B)		145,425	153,332
Series 2009-104, Class FA (1 month
LIBOR + 0.800%),
2.034%, 12/25/2039 (B)		363,113	369,203
Series 2010-46, Class WF (1 month
LIBOR + 0.750%),
1.984%, 05/25/2040 (B)		182,989	186,394
Series 2013-130, Class FB (1 month
LIBOR + 0.450%),
1.684%, 01/25/2044 (B)		269,503	270,512
			2,357,496
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $55,219,812)			$54,699,623
ASSET BACKED SECURITIES - 6.7%
Argent Securities Trust,
Series 2006-M1, Class A1 (1 month
LIBOR + 0.150%)
1.384%, 07/25/2036 (B)		1,988,140	1,676,886
Babson Euro CLO BV,
Series 2014-1A, Class A2RE
1.300%, 04/15/2027 (D)	EUR	900,000	1,073,913
Blue Hill CLO, Ltd.,
Series 2013-1A, Class AR (3 month
LIBOR + 1.180%)
2.484%, 01/15/2026 (B)(D)		1,200,000	1,202,125
Carlyle Global Market Strategies
CLO, Ltd.,
Series 2014-5A, Class A1R (3 month
LIBOR + 1.140%)
2.444%, 10/16/2025 (B)(D)		$2,500,000	$2,500,040
CVC Cordatus Loan Fund IV, Ltd.,
Series 4A, Class AR (6 month
EURIBOR + 0.780%)
0.780%, 01/24/2028 (B)(D)	EUR	900,000	1,071,987
Flagship VII, Ltd.,
Series 2013-7A, Class A1R (3 month
LIBOR + 1.120%)
2.427%, 01/20/2026 (B)(D)		2,500,000	2,500,045
Holland Park CLO 1, Ltd.,
Series 1A, Class A1R (3 month
EURIBOR + 0.930%)
0.601%, 05/14/2027 (B)(D)	EUR	1,100,000	1,310,133
Long Beach Mortgage Loan Trust,
Series 2004-4, Class 1A1 (1 month
LIBOR + 0.560%)
1.794%, 10/25/2034 (B)		134,514	133,935
Madison Park Funding V, Ltd.,
Series 2007-5A, Class A1A (3 month
LIBOR + 0.223%)
1.540%, 02/26/2021 (B)(D)		192,254	191,981
MP CLO V, Ltd.,
Series 2014-A1, Class AR (3 month
LIBOR + 1.250%)
2.554%, 07/18/2026 (B)(D)		1,200,000	1,199,987
New Century Home Equity Loan Trust,
Series 2001-NC1, Class M3
4.161%, 06/20/2031 (B)		2,194,099	2,008,803
Oak Hill Credit Partners X, Ltd.,
Series 2014-10A, Class AR (3 month
LIBOR + 1.130%)
2.437%, 07/20/2026 (B)(D)		2,400,000	2,410,786
Panther CDO V BV,
Series V-A, Class A1 (6 month
EURIBOR + 0.286%)
0.044%, 10/15/2084 (B)(D)	EUR	77,130	91,585
RAMP Trust,
Series 2005-NC1, Class AI4 (1 month
LIBOR + 0.340%)
1.572%, 12/25/2035 (B)		943,313	790,214
SACO I Trust,
Series 2005-10, Class 1A (1 month
LIBOR + 0.520%)
1.754%, 06/25/2036 (B)		69,176	170,410
Sudbury Mill CLO, Ltd.,
Series 2013-1A, Class A1R (3 month
LIBOR + 1.150%)
2.454%, 01/17/2026 (B)(D)		2,500,000	2,500,008
Terwin Mortgage Trust,
Series 2003-6HE, Class A1 (1 month
LIBOR + 0.940%)
2.174%, 11/25/2033 (B)		16,185	15,981
TOTAL ASSET BACKED SECURITIES
(Cost $20,398,023)			$20,848,819
COMMON STOCKS - 0.0%
United States - 0.0%
Rescap Liquidating Trust (G)		3,662	29,113
TOTAL COMMON STOCKS
(Cost $6,043)			$29,113

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Global Bond Fund (continued)

		Shares or
		Principal
		Amount	Value
PREFERRED SECURITIES - 0.1%
United States - 0.1%
Navient Corp. (1 month CPI + 3.683%),
4.250% (B)		6,200	$155,310
TOTAL PREFERRED SECURITIES (Cost $69,750)			$155,310
ESCROW SHARES - 0.2%
United States - 0.2%
Lehman Brothers Holdings, Inc.
5.625%, 01/24/2013 (G)		3,600,000	216,000
6.875%, 05/02/2018 (G)		4,200,000	256,200
TOTAL ESCROW SHARES (Cost $0)			$472,200
PURCHASED OPTIONS - 0.0%
Calls - 0.0%
Exchange Traded Option on
U.S. Treasury Bond Futures
(Expiration date: 11-24-17; Strike
Price: $195.00; Notional
Amount: 62,000) (G)		62	62
Exchange Traded Option on
U.S. Treasury Bond Futures
(Expiration date: 11-24-17; Strike
Price: $200.00; Notional
Amount: 1,000) (G)		1	1
Over the Counter Option on the USD vs.
JPY (Expiration Date: 4-17-20; Strike
Price: $120.00; Counterparty: Bank of
America, N.A.) (G)(H)		1,811,000	29,427
Over the Counter Option on the USD vs.
JPY (Expiration Date: 4-17-20; Strike
Price: $120.00;
Counterparty: Deutsche Bank
AG) (G)(H)		1,424,000	23,139
Over the Counter Option on the USD vs.
JPY (Expiration Date: 4-20-20; Strike
Price: $120.00;
Counterparty: Goldman Sachs
Bank) (G)(H)		2,185,000	35,550
			88,179
Puts - 0.0%
Exchange Traded Option on 10 Year
U.S. Treasury Note Futures (Expiration
Date: 11-24-17; Strike Price: $114.50;
Notional Amount: 429,000) (G)		429	429
Exchange Traded Option on 5 Year
U.S. Treasury Note Futures (Expiration
Date: 11-24-17; Strike Price: $106.00;
Notional Amount: 84,000) (G)		67	67
Exchange Traded Option on 5 Year
U.S. Treasury Note Futures (Expiration
Date: 11-24-17; Strike Price: $112.00;
Notional Amount: 331,000) (G)		331	5,172
Exchange Traded Option on 5 Year
U.S. Ultra Bond Futures (Expiration
Date: 11-24-17; Strike Price: $105.00;
Notional Amount: 84,000) (G)		84	84
Exchange Traded Option on Eurodollar
Futures (Expiration Date: 3-19-18;
Strike Price: $98.25; Notional
Amount: 690,000) (G)		276	6,900
Over the Counter Option on 1 Year
Interest Rate Swap. Receive a floating
rate based on 3-month LIBOR and pay
a fixed rate of 2.030% (Expiration
Date: 12-18-17; Strike Rate: 2.030%;
Counterparty: Morgan Stanley
Company, Inc.) (G)(H)		89,900,000	$270
Over the Counter Option on 1 Year
Interest Rate Swap. Receive a floating
rate based on 3-month LIBOR and pay
a fixed rate of 2.400% (Expiration
Date: 3-14-18; Strike Rate: 2.400%;
Counterparty: Goldman Sachs and
Company) (G)(H)		24,700,000	74
Over the Counter Option on 1 Year
Interest Rate Swap. Receive a floating
rate based on 3-month LIBOR and pay
a fixed rate of 2.400% (Expiration
Date: 3-14-18; Strike Rate: 2.400%;
Counterparty: Morgan Stanley
Company, Inc.) (G)(H)		125,600,000	377
Over the Counter Option on the AUD vs.
JPY (Expiration Date: 6-19-18; Strike
Price: AUD 75.60;
Counterparty: Goldman Sachs
Bank) (G)(H)		2,400,000	20,853
			34,226
TOTAL PURCHASED OPTIONS (Cost $383,554)			$122,405
SHORT-TERM
INVESTMENTS - 7.7%
U.S. Government - 0.5%
U.S. Treasury Bill
1.064%, 01/04/2018 (A)*		$913,000	909,731
1.100%, 01/18/2018 (A)*		718,000	715,203
			1,624,934
Foreign government - 6.8%
Czech Republic Ministry of Finance Bill
(0.041%), 09/22/2017 *	CZK	11,000,000	501,661
Japan Treasury Discount Bill
(0.144%), 11/27/2017*	JPY	30,000,000	272,984
(0.122%), 10/30/2017*		1,020,000,000	9,280,057
(0.102%), 09/19/2017*		700,000,000	6,367,679
Mexico Cetes
6.490%, 03/01/2018*	MXN	6,710,000	3,621,863
6.501%, 11/30/2017*		1,950,000	1,071,367
			21,115,611
Repurchase agreement - 0.4%
Repurchase Agreement with State Street
Corp. dated 8-31-17 at 0.340% to be
repurchased at $1,260,012 on 9-1-17,
collateralized by $1,280,000 Federal
Home Loan Mortgage Corp., 1.000%
due 9-27-17 (valued at $1,285,457,
including interest)		$1,260,000	1,260,000
TOTAL SHORT-TERM INVESTMENTS
(Cost $23,465,710)			$24,000,545
Total Investments (Global Bond Fund)
(Cost $379,389,645) - 125.2%			$387,783,130
Other assets and liabilities, net - (25.2%)			(78,106,245)
TOTAL NET ASSETS - 100.0%			$309,676,885

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Global Bond Fund (continued)

	Shares or Principal Amount	Value
SALE COMMITMENTS
OUTSTANDING - (0.1%)
U.S. Government Agency - (0.1%)
Federal National Mortgage Association
4.500% TBA (C)	$(300,000)	$(322,706)
TOTAL SALE COMMITMENTS
OUTSTANDING (Cost $(321,589))		$(322,706)

Currency Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CZK	Czech Republic Koruna
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
MXN	Mexican Peso
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
Security Abbreviations and Legend
BBSW	Bank Bill Swap Rate
CMT	Constant Maturity Treasury
COFI	11th Federal Home Loan Bank District Cost of Funds Index
CPI	Consumer Price Index
EURIBOR	Euro Interbank Offered Rate
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(B)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(C)	Security purchased or sold on a when-issued or delayed delivery basis.
(D)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $71,682,843 or 23.1% of the fund’s net assets as of 8-31-17.
(E)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(F)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(G)	Non-income producing security.
(H)	For this type of option, notional amounts are equivalent to number of contracts.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES

FUTURES

						Unrealized
	Number of		Expiration	Notional	Notional	appreciation
Open contracts	contracts	Position	date	basis*	value*	(depreciation)
10-Year Australian Treasury Bond Futures	16	Long	Sep 2017	$1,669,945	$1,636,328	$(33,617)
10-Year Japan Government Bond Futures	12	Long	Sep 2017	16,430,657	16,495,566	64,909
10-Year U.S. Treasury Note Futures	504	Long	Dec 2017	63,795,220	64,000,125	204,905
3-Year Australian Treasury Bond Futures	10	Long	Sep 2017	893,045	886,354	(6,691)
5-Year U.S. Treasury Note Futures	579	Long	Dec 2017	68,449,056	68,611,501	162,445
Bank Accept Futures	5	Long	Sep 2017	988,092	987,237	(855)
Bank Accept Futures	173	Long	Dec 2017	34,122,090	34,118,579	(3,511)
Euro SCHATZ Futures	6	Long	Sep 2017	801,043	801,876	833
Euro-Buxl Futures	8	Long	Sep 2017	1,575,258	1,603,204	27,946
Eurodollar Futures	221	Long	Sep 2017	54,485,797	54,519,319	33,522
Eurodollar Futures	75	Long	Mar 2018	18,473,387	18,476,250	2,863
German Euro BOBL Futures	12	Long	Dec 2017	1,880,187	1,879,388	(799)
German Euro BUND Futures	3	Long	Dec 2017	576,491	579,309	2,818
Ultra U.S. Treasury Bond Futures	100	Long	Dec 2017	16,762,476	16,906,250	143,774
Euro-BTP Italian Government Bond Futures	86	Short	Sep 2017	(13,869,101)	(14,060,699)	(191,598)
Eurodollar Futures	138	Short	Dec 2017	(33,996,866)	(34,011,825)	(14,959)
Eurodollar Futures	225	Short	Sep 2018	(55,212,658)	(55,378,125)	(165,467)
Eurodollar Futures	75	Short	Mar 2019	(18,319,308)	(18,439,688)	(120,380)
Euro-OAT Futures	11	Short	Dec 2017	(2,040,445)	(2,045,825)	(5,380)
U.S. Treasury Long Bond Futures	66	Short	Dec 2017	(10,246,940)	(10,302,188)	(55,248)
						$45,510

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Global Bond Fund (continued)
FORWARD FOREIGN CURRENCY CONTRACTS

Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
AUD	4,186,000	USD	3,299,416	Standard Chartered Bank	11/15/2017	$25,301	—
BRL	779,960	USD	247,835	Bank of America, N.A.	9/5/2017	—	($59)
BRL	5,699,291	USD	1,776,476	Barclays Capital	9/5/2017	34,058	—
BRL	3,364,011	USD	1,068,924	Deutsche Bank AG	9/5/2017	—	(255)
BRL	1,928,640	USD	612,831	Standard Chartered Bank	9/5/2017	—	(146)
CAD	9,862,117	USD	7,912,672	Bank of America, N.A.	9/5/2017	—	(14,828)
CAD	11,000,000	USD	8,772,541	Citibank N.A.	9/5/2017	36,550	—
CAD	195,000	USD	153,420	Royal Bank of Canada	9/5/2017	2,741	—
CHF	1,840,000	USD	1,912,038	JPMorgan Chase Bank N.A.	11/15/2017	15,492	—
CNY	23,996,829	USD	3,474,277	Credit Suisse International	12/5/2017	147,077	—
CZK	11,426,000	USD	497,798	JPMorgan Chase Bank N.A.	9/7/2017	23,266	—
DKK	4,700,000	USD	682,594	Goldman Sachs Bank USA	10/2/2017	70,869	—
DKK	97,700,000	USD	15,087,453	UBS AG	10/2/2017	574,949	—
DKK	19,498,000	USD	2,972,129	BNP Paribas SA	1/2/2018	170,246	—
DKK	69,260,000	USD	10,738,650	Citibank N.A.	1/2/2018	423,566	—
DKK	13,832,000	USD	2,110,908	Goldman Sachs Bank USA	1/2/2018	118,312	—
DKK	68,000,000	USD	10,542,569	JPMorgan Chase Bank N.A.	1/2/2018	416,581	—
DKK	12,267,000	USD	1,904,064	JPMorgan Chase Bank N.A.	4/3/2018	84,368	—
DKK	52,026,000	USD	8,098,390	Morgan Stanley Bank, N.A.	4/3/2018	334,819	—
EUR	43,368,500	USD	51,058,169	Citibank N.A.	11/15/2017	763,932	—
EUR	1,831,000	USD	2,183,272	Goldman Sachs Bank USA	11/15/2017	4,636	—
EUR	490,000	USD	578,783	JPMorgan Chase Bank N.A.	11/15/2017	6,730	—
GBP	7,527,000	USD	9,729,487	Goldman Sachs Bank USA	9/5/2017	3,682	—
IDR	1,501,672,000	USD	112,107	UBS AG	9/18/2017	319	—
IDR	10,937,640,000	USD	812,000	Barclays Capital	10/13/2017	5,019	—
IDR	5,870,740,000	USD	436,000	Goldman Sachs Bank USA	10/13/2017	2,532	—
IDR	15,242,755,000	USD	1,132,000	JPMorgan Chase Bank N.A.	10/13/2017	6,602	—
ILS	2,184,000	USD	622,808	Bank of America, N.A.	10/6/2017	—	(12,768)
INR	14,143,800	USD	220,000	JPMorgan Chase Bank N.A.	9/21/2017	830	—
INR	22,583,340	USD	351,000	Standard Chartered Bank	9/21/2017	1,599	—
INR	8,119,213	USD	126,000	Citibank N.A.	12/4/2017	—	(342)
INR	202,664,100	USD	3,077,196	Goldman Sachs Bank USA	12/4/2017	59,365	—
INR	142,428,000	USD	2,158,000	HSBC Bank USA	12/4/2017	46,307	—
INR	43,531,840	USD	664,000	UBS AG	12/4/2017	9,727	—
JPY	1,240,000,000	USD	10,957,130	Citibank N.A.	9/5/2017	322,262	—
JPY	690,000,000	USD	6,272,051	Standard Chartered Bank	9/5/2017	4,385	—
JPY	620,000,000	USD	5,625,414	Citibank N.A.	9/11/2017	15,651	—
JPY	1,020,000,000	USD	9,294,807	Goldman Sachs Bank USA	9/15/2017	—	(12,592)
JPY	3,986,800,000	USD	36,488,978	Goldman Sachs Bank USA	11/15/2017	—	(105,375)
KRW	7,001,046,360	USD	6,227,027	Credit Suisse International	9/18/2017	—	(17,522)
KRW	884,824,050	USD	789,000	Goldman Sachs Bank USA	9/18/2017	—	(4,215)
KRW	386,665,468	USD	335,138	UBS AG	9/18/2017	7,811	—
KRW	6,128,109,345	USD	5,394,273	UBS AG	12/4/2017	45,133	—
KRW	855,332,700	USD	753,000	Goldman Sachs Bank USA	4/24/2018	8,081	—
KRW	128,193,000	USD	114,000	BNP Paribas SA	4/27/2018	72	—
KRW	923,976,000	USD	820,000	JPMorgan Chase Bank N.A.	4/27/2018	2,194	—
MXN	72,244,763	USD	3,999,267	Goldman Sachs Bank USA	12/15/2017	—	(22,254)
MXN	5,257,000	USD	288,978	HSBC Bank USA	12/15/2017	415	—
MYR	16,371,509	USD	3,839,832	UBS AG	9/18/2017	—	(8,270)
MYR	3,658,810	USD	857,768	UBS AG	12/4/2017	—	(4,000)
NOK	3,635,000	USD	459,361	Goldman Sachs Bank USA	11/15/2017	9,882	—
NZD	600,000	USD	436,658	Goldman Sachs Bank USA	9/5/2017	—	(5,859)
NZD	3,514,000	USD	2,561,337	UBS AG	9/5/2017	—	(38,285)
PEN	2,545,637	USD	779,388	Goldman Sachs Bank USA	10/23/2017	3,659	—
SGD	4,574,166	USD	3,315,000	HSBC Bank USA	9/18/2017	58,693	—
SGD	7,959,384	USD	5,822,519	Standard Chartered Bank	9/18/2017	47,954	—
THB	42,828,005	USD	1,263,102	UBS AG	9/18/2017	26,806	—
THB	27,802,734	USD	837,558	JPMorgan Chase Bank N.A.	12/4/2017	314	—
USD	2,080,235	AUD	2,644,000	JPMorgan Chase Bank N.A.	11/15/2017	—	(19,754)
USD	511,854	AUD	653,000	Standard Chartered Bank	11/15/2017	—	(6,789)
USD	474,309	AUD	606,000	UBS AG	11/15/2017	—	(7,005)
USD	248,000	BRL	779,960	Bank of America, N.A.	9/5/2017	225	—
USD	1,810,966	BRL	5,699,291	Barclays Bank PLC Wholesale	9/5/2017	431	—
USD	1,071,000	BRL	3,364,011	Deutsche Bank AG	9/5/2017	2,331	—
USD	615,000	BRL	1,928,640	Standard Chartered Bank	9/5/2017	2,315	—
USD	8,595,717	CAD	10,946,000	Goldman Sachs Bank USA	9/5/2017	—	(170,129)

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Global Bond Fund (continued)
FORWARD FOREIGN CURRENCY CONTRACTS (continued)

Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	8,824,370	CAD	11,077,000	JPMorgan Chase Bank N.A.	9/5/2017	—	($46,384)
USD	439,821	CAD	554,000	UBS AG	9/5/2017	—	(3,837)
USD	3,316,811	CNY	23,429,953	UBS AG	12/5/2017	—	(219,626)
USD	192,000	CZK	4,372,232	HSBC Bank USA	9/7/2017	—	(7,388)
USD	496,960	CZK	11,000,000	Goldman Sachs Bank USA	9/22/2017	—	(5,304)
USD	18,442,803	DKK	119,555,288	Bank of America, N.A.	10/2/2017	—	(723,246)
USD	1,202,560	DKK	7,850,000	Goldman Sachs Bank USA	10/2/2017	—	(55,883)
USD	9,997,222	DKK	65,311,000	HSBC Bank USA	10/2/2017	—	(472,861)
USD	4,476,937	DKK	29,100,000	JPMorgan Chase Bank N.A.	10/2/2017	—	(188,118)
USD	416,277	DKK	2,705,000	UBS AG	10/2/2017	—	(17,365)
USD	13,504,535	DKK	92,317,000	Bank of America, N.A.	1/2/2018	—	(1,373,639)
USD	11,523,002	DKK	78,777,000	JPMorgan Chase Bank N.A.	1/2/2018	—	(1,173,012)
USD	15,164,606	DKK	101,800,000	BNP Paribas SA	4/3/2018	—	(1,336,772)
USD	233,709	DKK	1,526,000	Goldman Sachs Bank USA	4/3/2018	—	(13,650)
USD	1,455,392	EUR	1,234,000	Goldman Sachs Bank USA	11/15/2017	—	(19,145)
USD	9,775,947	GBP	7,527,000	Standard Chartered Bank	9/5/2017	$42,778	—
USD	9,739,392	GBP	7,527,000	Goldman Sachs Bank USA	10/3/2017	—	(3,374)
USD	906,000	IDR	12,229,111,000	JPMorgan Chase Bank N.A.	10/13/2017	—	(7,489)
USD	209,000	ILS	737,679	HSBC Bank USA	10/6/2017	2,950	—
USD	1,243,000	INR	81,708,605	Citibank N.A.	12/4/2017	—	(21,575)
USD	300,000	INR	19,692,300	HSBC Bank USA	12/4/2017	—	(4,771)
USD	1,214,000	INR	79,723,618	JPMorgan Chase Bank N.A.	12/4/2017	—	(19,854)
USD	5,346,641	JPY	600,000,000	Citibank N.A.	9/5/2017	—	(111,130)
USD	11,712,417	JPY	1,330,000,000	HSBC Bank USA	9/5/2017	—	(385,641)
USD	5,529,518	JPY	620,000,000	HSBC Bank USA	9/11/2017	—	(111,546)
USD	6,230,281	JPY	700,000,000	JPMorgan Chase Bank N.A.	9/19/2017	—	(141,129)
USD	830,641	JPY	90,000,000	Standard Chartered Bank	10/3/2017	10,892	—
USD	9,315,443	JPY	1,020,000,000	Goldman Sachs Bank USA	10/30/2017	13,696	—
USD	184,016	JPY	20,000,000	Citibank N.A.	11/27/2017	1,394	—
USD	91,885	JPY	10,000,000	Goldman Sachs Bank USA	11/27/2017	574	—
USD	622,000	KRW	717,908,743	Goldman Sachs Bank USA	9/18/2017	—	(14,742)
USD	1,251,000	KRW	1,426,517,790	HSBC Bank USA	9/18/2017	—	(14,235)
USD	5,389,718	KRW	6,128,109,345	UBS AG	9/18/2017	—	(45,545)
USD	753,000	KRW	854,504,400	JPMorgan Chase Bank N.A.	4/24/2018	—	(7,344)
USD	934,000	KRW	1,049,816,000	JPMorgan Chase Bank N.A.	4/27/2018	—	(172)
USD	945,730	MXN	19,500,000	Nomura Global Financial Products, Inc.	11/30/2017	—	(130,241)
USD	3,208,730	MXN	67,100,000	BNP Paribas SA	3/1/2018	—	(441,418)
USD	949,000	MYR	4,101,677	Citibank N.A.	9/18/2017	—	(10,950)
USD	582,000	MYR	2,525,880	Credit Suisse International	9/18/2017	—	(9,153)
USD	200,000	MYR	859,500	Goldman Sachs Bank USA	9/18/2017	—	(1,156)
USD	512,000	MYR	2,205,864	Morgan Stanley Bank, N.A.	9/18/2017	—	(4,257)
USD	1,559,674	MYR	6,678,589	UBS AG	9/18/2017	—	(3,372)
USD	4,025,062	NZD	5,391,000	JPMorgan Chase Bank N.A.	9/5/2017	154,325	—
USD	317,436	PLN	1,143,982	HSBC Bank USA	11/3/2017	—	(3,329)
USD	11,932,465	SEK	96,825,394	Bank of America, N.A.	11/15/2017	—	(301,613)
USD	1,079,617	SGD	1,495,000	Citibank N.A.	9/18/2017	—	(23,026)
USD	7,999,819	SGD	11,038,550	Standard Chartered Bank	9/18/2017	—	(141,705)
USD	5,826,782	SGD	7,959,384	Standard Chartered Bank	12/4/2017	—	(48,947)
USD	442,000	THB	15,025,270	HSBC Bank USA	9/18/2017	—	(10,536)
USD	836,676	THB	27,802,734	JPMorgan Chase Bank N.A.	9/18/2017	—	(696)
ZAR	8,763,319	USD	656,537	BNP Paribas SA	9/5/2017	17,111	—
ZAR	8,763,319	USD	667,481	Citibank N.A.	10/5/2017	2,881	—
						$4,194,690	($8,125,623)

WRITTEN OPTIONS

Options on exchange-traded futures contracts

	Exercise		Expiration	Number of	Notional
Name of issuer	price		date	contracts	amount	Premium	Value
Calls
Eurodollar Futures	USD	98.75	Mar 2018	276	690,000	$29,316	$(13,800)
						$29,316	$(13,800)

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Global Bond Fund (continued)

Foreign currency options

			Exercise	Expiration	Notional
Description	Counterparty (OTC)		price	date	amount*	Premium	Value
Calls
Euro versus U.S. Dollar	Deutsche Bank AG	EUR	1.20	Sep 2017	893,000	$4,903	$(7,284)
U.S. Dollar versus Brazilian Real	Credit Suisse International	USD	6.30	Jan 2018	1,000,000	53,250	(1)
						$58,153	$(7,285)
Puts
Canadian Dollar versus Japanese Yen	Goldman Sachs Bank USA	CAD	76.70	Jun 2018	2,400,000	31,547	(17,945)
Euro versus U.S. Dollar	Deutsche Bank AG	EUR	1.14	Sep 2017	893,000	4,903	(332)
U.S. Dollar versus Korean Won	Goldman Sachs Bank USA	USD	1,075.00	Apr 2018	2,185,000	40,707	(23,495)
U.S. Dollar versus Korean Won	BNP Paribas SA	USD	1,075.00	Apr 2018	339,000	7,170	(3,735)
U.S. Dollar versus Korean Won	JPMorgan Chase Bank	USD	1,075.00	Apr 2018	2,440,000	49,996	(26,881)
						$134,323	$(72,388)
						$192,476	$(79,673)

* For this type of option, notional amounts are equivalent to number of contracts.

Inflation floors

		Initial		Expiration	Notional
Description	Counterparty (OTC)	index	Exercise index	date	amount*		Premium	Value
Floor- CPURNSA Index	Citibank N.A.	217.965	Maximum of ((1+0.0%)[10] - (Final
			Index/Initial Index)) or $0	Sep 2020	USD	1,700,000	$21,930	$(3)
							$21,930	$(3)

* For this type of option, notional amounts are equivalent to number of contracts.

SWAPS

Interest rate swaps

Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Goldman Sachs Bank	6,580,600,000	KRW	Fixed 2.010%	KRW CD - KSDA -Bloomberg	Quarterly	Quarterly	Jul 2027	—	$(45,076)	$(45,076)
								—	$(45,076)	$(45,076)
Centrally cleared	2,090,000,000	JPY	JPY LIBOR - BBA	Fixed 0.150%	Semi-Annual	Semi-Annual	Mar 2018	$2,341	23,686	26,027
Centrally cleared	40,000,000	USD	USD LIBOR - BBA	Fixed 1.000%	Semi-Annual	Quarterly	May 2018	(111,749)	91,948	(19,801)
Centrally cleared	90,000,000	USD	USD LIBOR - BBA	Fixed 1.750%	At Maturity	Quarterly	Jun 2018	5,776	125,129	130,905
Centrally cleared	40,000,000	USD	Fixed 1.250%	USD LIBOR - BBA	Semi-Annual	Quarterly	May 2019	54,431	76,977	131,408
Centrally cleared	90,000,000	USD	Fixed 2.250%	USD LIBOR - BBA	At Maturity	Quarterly	Jun 2019	(6,300)	(257,553)	(263,853)
Centrally cleared	54,800,000	USD	Fixed 1.250%	USD LIBOR - BBA	Semi-Annual	Quarterly	Jun 2019	306,935	(38,180)	268,755
Centrally cleared	44,000,000	NZD	NZD BBR - FRA	Fixed 2.500%	Semi-Annual	Quarterly	Jul 2019	23,662	37,582	61,244
Centrally cleared	34,700,000	CAD	CAD BA - CDOR	Fixed 1.400%	Semi-Annual	Semi-Annual	Sep 2019	(53,969)	(70,462)	(124,431)
Centrally cleared	5,500,000	GBP	GBP LIBOR - BBA	Fixed 0.750%	Semi-Annual	Semi-Annual	Sep 2019	8,467	20,182	28,649
Centrally cleared	18,400,000	CAD	CAD BA - CDOR	Fixed 1.450%	Semi-Annual	Semi-Annual	Dec 2019	(56,107)	(13,241)	(69,348)
Centrally cleared	14,300,000	USD	Fixed 2.000%	USD LIBOR - BBA	Semi-Annual	Quarterly	Dec 2019	(80,581)	(32,851)	(113,432)
Centrally cleared	10,000,000	EUR	EUR EURIBOR - Reuters	Fixed 0.000%	Annual	Semi-Annual	Mar 2020	22,361	973	23,334
Centrally cleared	1,900,000	USD	Fixed 2.000%	USD LIBOR - BBA	Semi-Annual	Quarterly	Dec 2020	5,565	(30,180)	(24,615)
Centrally cleared	1,350,000,000	JPY	Fixed 0.500%	JPY LIBOR - BBA	Semi-Annual	Semi-Annual	Sep 2021	(85,736)	(167,379)	(253,115)
Centrally cleared	5,900,000	USD	Fixed 8.375%	USD LIBOR - BBA	Quarterly	Quarterly	Jun 2022	—	1,214	1,214
Centrally cleared	4,200,000	USD	Fixed 7.000%	USD LIBOR - BBA	Quarterly	Quarterly	Jun 2022	—	3,972	3,972
Centrally cleared	21,600,000	USD	Fixed 8.500%	USD LIBOR - BBA	Quarterly	Quarterly	Jun 2022	(1,554)	6,873	5,319
Centrally cleared	16,500,000	SEK	Fixed 0.440%	SEK STIBOR - SIDE	Annual	Quarterly	Aug 2022	—	(8,724)	(8,724)
Centrally cleared	25,300,000	SEK	Fixed 0.413%	SEK STIBOR - SIDE	Annual	Quarterly	Aug 2022	—	(8,679)	(8,679)
Centrally cleared	12,400,000	SEK	Fixed 0.398%	SEK STIBOR - SIDE	Annual	Quarterly	Aug 2022	—	(3,019)	(3,019)
Centrally cleared	6,800,000	SEK	Fixed 0.425%	SEK STIBOR - SIDE	Annual	Quarterly	Aug 2022	—	(2,724)	(2,724)
Centrally cleared	19,500,000	USD	Fixed 2.250%	USD LIBOR - BBA	Semi-Annual	Quarterly	Dec 2022	(272,384)	(124,047)	(396,431)
Centrally cleared	66,500,000	SEK	Fixed 0.750%	SEK STIBOR - SIDE	Annual	Quarterly	Mar 2023	(20,517)	(46,182)	(66,699)
Centrally cleared	17,700,000	EUR	NZD BBR - FRA	Fixed 0.500%	Annual	Semi-Annual	Mar 2023	233,245	(10,561)	222,684
Centrally cleared	3,500,000	GBP	Fixed 1.000%	GBP LIBOR - BBA	Semi-Annual	Semi-Annual	Mar 2023	(31,951)	2,713	(29,238)
Centrally cleared	19,800,000	USD	Fixed 2.000%	USD LIBOR - BBA	Semi-Annual	Quarterly	Jun 2023	109,002	(336,393)	(227,391)
Centrally cleared	77,300,000	USD	Fixed 1.750%	USD LIBOR - BBA	Semi-Annual	Quarterly	Dec 2023	(853,796)	1,281,378	427,582
Centrally cleared	2,200,000	AUD	Fixed 3.500%	AUD BBR - BBSW	Semi-Annual	Semi-Annual	Dec 2025	(46,954)	(63,859)	(110,813)
Centrally cleared	11,400,000	MXN	MXN TIIE - Banxico	Fixed 6.080%	Monthly	Monthly	Mar 2026	(61,317)	17,879	(43,438)
Centrally cleared	5,000,000	USD	USD LIBOR - BBA	Fixed 1.500%	Semi-Annual	Quarterly	Jun 2027	(320,425)	60,111	(260,314)
Centrally cleared	7,500,000	CAD	Fixed 1.850%	CAD BA - CDOR	Semi-Annual	Semi-Annual	Sep 2027	166,783	2,155	168,938
Centrally cleared	490,000,000	JPY	Fixed 0.300%	JPY LIBOR - BBA	Semi-Annual	Semi-Annual	Sep 2027	(13,921)	(17,102)	(31,023)
Centrally cleared	35,800,000	USD	Fixed 2.500%	USD LIBOR - BBA	Semi-Annual	Quarterly	Dec 2027	674,206	536,872	1,211,078

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Global Bond Fund (continued)
Interest rate swaps (continued)

Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	6,700,000	GBP	Fixed 1.500%	GBP LIBOR - BBA	Semi-Annual	Semi-Annual	Aug 2028	$(215,494)	$(32,691)	(248,185)
Centrally cleared	18,900,000	EUR	EUR EURIBOR - Reuters	Fixed 1.000%	Annual	Semi-Annual	Mar 2028	116,708	80,971	197,679
Centrally cleared	360,000,000	JPY	JPY LIBOR - BBA	Fixed 1.500%	Semi-Annual	Semi-Annual	Jun 2033	47,620	481,909	529,529
Centrally cleared	12,700,000	USD	Fixed 2.098%	USD LIBOR - BBA	Semi-Annual	Quarterly	Jul 2041	40,649	169,471	210,120
Centrally cleared	80,000,000	JPY	Fixed 1.500%	JPY LIBOR - BBA	Semi-Annual	Semi-Annual	Dec 2045	(126,222)	(3,456)	(129,678)
Centrally cleared	4,700,000	USD	Fixed 2.750%	USD LIBOR - BBA	Semi-Annual	Quarterly	Dec 2047	(139,511)	(204,688)	(344,199)
Centrally cleared	2,600,000	EUR	Fixed 1.500%	EUR EURIBOR - Reuters	Annual	Semi-Annual	Mar 2048	69,459	(60,550)	8,909
Centrally cleared	2,550,000	GBP	Fixed 1.750%	GBP LIBOR - BBA	Semi-Annual	Semi-Annual	Mar 2048	(157,681)	(93,774)	(251,455)
Centrally cleared	7,850,000	EUR	Fixed 1.500%	EUR EURIBOR - Reuters	Annual	Semi-Annual	Mar 2048	(103,260)	130,158	26,898
Centrally cleared	290,000,000	JPY	Fixed 1.000%	JPY LIBOR - BBA	Semi-Annual	Semi-Annual	Mar 2048	(52,504)	(21,424)	(73,928)
Centrally cleared	3,500,000	USD	Fixed 2.955%	USD LIBOR - BBA	Semi-Annual	Quarterly	Nov 2049	—	(346,057)	(346,057)
Centrally cleared	200,000	USD	Fixed 2.953%	USD LIBOR - BBA	Semi-Annual	Quarterly	Nov 2049	—	(19,667)	(19,667)
								$(924,723)	$1,138,710	$213,987
								$(924,723)	$1,093,634	$168,911

Credit default swaps - Buyer

								Unamortized
								upfront
				USD	Pay	Fixed		payment	Unrealized
Counterparty (OTC)/	Reference	Notional		notional	fixed	payment	Maturity	paid	appreciation
Centrally cleared	obligation	amount	Currency	amount	rate	frequency	date	(received)	(depreciation)	Value
Bank of America	Government of Japan	100,000	USD	$100,000	1.000%	Quarterly	Jun 2022	$(3,361)	$(12)	$(3,373)
Barclays Capital	Government of Japan	900,000	USD	900,000	1.000%	Quarterly	Jun 2022	(30,558)	(25)	(30,583)
BNP Paribas SA	Credit Suisse Group, Ltd.	2,400,000	EUR	2,607,721	1.000%	Quarterly	Jun 2022	37,531	(65,530)	(27,999)
BNP Paribas SA	Government of Japan	1,800,000	USD	1,800,000	1.000%	Quarterly	Jun 2022	(61,587)	499	(61,088)
Citibank N.A.	Government of Japan	200,000	USD	200,000	1.000%	Quarterly	Jun 2022	(6,750)	(58)	(6,808)
Goldman Sachs
International	Government of Japan	1,100,000	USD	1,100,000	1.000%	Quarterly	Jun 2022	(37,381)	50	(37,331)
				$6,707,721				$(102,106)	$(65,076)	$(167,182)
Centrally cleared	Ally Financial, Inc.	1,000,000	USD	1,000,000	5.000%	Quarterly	Jun 2018	(29,357)	(18,367)	(47,724)
Centrally cleared	Pfizer, Inc.	800,000	USD	800,000	1.000%	Quarterly	Dec 2020	(18,815)	(4,419)	(23,234)
Centrally cleared	Altria Group, Inc.	1,100,000	USD	1,100,000	1.000%	Quarterly	Dec 2020	(25,736)	(4,931)	(30,667)
Centrally cleared	UnitedHealth Group, Inc.	500,000	USD	500,000	1.000%	Quarterly	Dec 2020	(11,117)	(3,686)	(14,803)
Centrally cleared	Reynolds American, Inc.	1,400,000	USD	1,400,000	1.000%	Quarterly	Dec 2020	(33,678)	(8,298)	(41,976)
Centrally cleared	Koninklijke DSM NV	700,000	EUR	751,215	1.000%	Quarterly	Dec 2020	(18,077)	(4,577)	(22,654)
Centrally cleared	Bayer AG	500,000	EUR	532,970	1.000%	Quarterly	Dec 2020	(9,108)	(6,802)	(15,910)
Centrally cleared	United Utilities PLC	200,000	EUR	216,950	1.000%	Quarterly	Dec 2020	(2,997)	(1,849)	(4,846)
Centrally cleared	Fortum OYJ	100,000	EUR	106,255	1.000%	Quarterly	Dec 2020	(1,460)	(1,387)	(2,847)
Centrally cleared	Telia Company AB	300,000	EUR	318,225	1.000%	Quarterly	Dec 2020	(5,962)	(3,103)	(9,065)
Centrally cleared	BASF SE	400,000	EUR	425,980	1.000%	Quarterly	Dec 2020	(9,394)	(4,188)	(13,582)
	iTraxx Europe Series 27
Centrally cleared	Version 1	31,100,000	EUR	34,845,362	1.000%	Quarterly	Jun 2022	(634,847)	(233,146)	(867,993)
Centrally cleared	CDX.NA.HY.28	1,500,000	USD	1,500,000	5.000%	Quarterly	Jun 2022	(103,537)	(21,202)	(124,739)
				$43,496,957				$(904,085)	$(315,955)	$(1,220,040)
				$50,204,678				$(1,006,191)	$(381,031)	$(1,387,222)

Credit default swaps - Seller

Counterparty (OTC)/ Centrally cleared	Reference obligation	Implied credit spread	Notional amount	Currency	USD notional amount	Received fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Citibank N.A.	Shire PLC (A)	1.230%	200,000	EUR	$212,750	1.000%	Quarterly	Dec 2021	$(6,470)	$4,644	$(1,826)
Credit Suisse	Federative Republic
	of Brazil	1.729%	200,000	USD	200,000	1.000%	Quarterly	Dec 2021	(11,033)	5,538	(5,495)
Goldman Sachs	Federative Republic
International	of Brazil	1.931%	600,000	USD	600,000	1.000%	Quarterly	Jun 2022	(33,038)	9,211	(23,827)
Goldman Sachs	United Mexican
International	States	1.013%	200,000	USD	200,000	1.000%	Quarterly	Jun 2022	(2,766)	3,052	286
HSBC Bank	Federative Republic
	of Brazil	1.729%	500,000	USD	500,000	1.000%	Quarterly	Dec 2021	(28,515)	14,671	(13,844)
HSBC Bank	United Mexican
	States	1.013%	800,000	USD	800,000	1.000%	Quarterly	Jun 2022	(11,063)	12,207	1,144

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Global Bond Fund (continued)

Credit default swaps -
Seller (continued)

Counterparty (OTC)/ Centrally cleared	Reference obligation	Implied credit spread	Notional amount	Currency	USD notional amount	Received fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
JPMorgan Chase	A.P. Moller - Maersk
Bank	A/S	1.098%	700,000	EUR	$826,035	1.000%	Quarterly	Jun 2022	$(3,847)	$1,656	$(2,191)
					$3,338,785				$(96,732)	$50,979	$(45,753)
Centrally cleared	The Royal Bank of
	Scotland PLC	0.103%	700,000	EUR	761,250	1.000%	Quarterly	Dec 2017	1,646	2,307	3,953
Centrally cleared	Exelon Generation
	Company LLC	1.346%	1,200,000	USD	1,200,000	1.000%	Quarterly	Jun 2022	(30,326)	14,001	(16,325)
Centrally cleared	Ryder System, Inc.	0.552%	200,000	USD	200,000	1.000%	Quarterly	Jun 2022	3,641	894	4,535
Centrally cleared	Telecom Italian SpA	1.806%	300,000	EUR	336,425	1.000%	Quarterly	Jun 2024	(22,075)	4,312	(17,763)
Centrally cleared	Royal Dutch Shell
	PLC	0.854%	400,000	EUR	422,140	1.000%	Quarterly	Dec 2026	(10,882)	17,980	7,098
					$2,919,815				$(57,996)	$39,494	$(18,502)
					$6,258,600				$(154,728)	$90,473	$(64,255)
(A)	Security is valued
	using significant
	unobservable inputs.

Currency swaps

						Notional	Notional	Unamortized
						amount of	amount of	upfront	Unrealized
			Payment	Maturity		currency	currency	payment	appreciation
Counterparty (OTC)	Receive	Pay	frequency	date		received	delivered	paid	(depreciation)	Value
Bank of America N.A.	Floating rate equal to 3	Floating rate equal to 3
	month USD LIBOR based	month GBP LIBOR less
	on the notional amount of	0.150% based on the
	currency delivered	notional amount of
		currency received	Quarterly	Mar 2019	GBP	3,700,000	4,699,000	$(15,539)	$100,648	$85,109
Citibank N.A.	Floating rate equal to 3	Floating rate equal to 3
	month USD LIBOR based	month GBP LIBOR less
	on the notional amount of	0.150% based on the
	currency delivered	notional amount of
		currency received	Quarterly	Mar 2020	GBP	12,700,000	15,532,100	(35,124)	917,819	882,695
Deutsche Bank AG	Floating rate equal to 3	Floating rate equal to 3
	month USD LIBOR based	month GBP LIBOR less
	on the notional amount of	0.055% based on the
	currency delivered	notional amount of
		currency received	Quarterly	Oct 2026	GBP	800,000	976,000	3,639	55,473	59,112
Goldman Sachs Bank USA	Floating rate equal to 3	Floating rate equal to 3
	month USD LIBOR based	month GBP LIBOR less
	on the notional amount of	0.150% based on the
	currency delivered	notional amount of
		currency received	Quarterly	Mar 2020	GBP	18,200,000	22,258,600	(27,611)	1,292,575	1,264,964
Royal Bank of Scotland PLC	Floating rate equal to 3	Floating rate equal to 3
	month USD LIBOR based	month GBP LIBOR less
	on the notional amount of	0.150% based on the
	currency delivered	notional amount of
		currency received	Quarterly	Mar 2019	GBP	8,600,000	10,922,000	(36,117)	233,938	197,821
Royal Bank of Scotland PLC	Floating rate equal to 3	Floating rate equal to 3
	month USD LIBOR based	month GBP LIBOR less
	on the notional amount of	0.055% based on the
	currency delivered	notional amount of
		currency received	Quarterly	Oct 2026	GBP	1,100,000	1,342,220	32,285	48,773	81,058
								$(78,467)	$2,649,226	$2,570,759

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Global Bond Fund (continued)

Volatility swaps

									Unamortized
									upfront
								Volatility	payment	Unrealized
	Reference		Notional	USD notional	Pay/receive	Payment	Maturity	strike	paid	appreciation
Counterparty (OTC)	entity	Currency	amount	amount	variance	frequency	date	rate	(received)	(depreciation)	Value
Deutsche Bank AG	USD versus CHF	CHF	4,000	$ 4,033	Pay	At Maturity	Jun 2019	9.000%	—	$ (357)	$ (357)
Deutsche Bank AG	EUR versus CHF	CHF	4,000	4,033	Receive	At Maturity	Jun 2019	6.800%	—	(2,030)	(2,030)
Deutsche Bank AG	EUR versus CHF	CHF	5,000	5,073	Receive	At Maturity	Jun 2019	6.800%	—	(2,906)	(2,906)
Deutsche Bank AG	USD versus CHF	CHF	5,000	5,073	Pay	At Maturity	Jun 2019	9.000%	—	(374)	(374)
				$18,212					—	$(5,667)	$(5,667)

Derivatives currency abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan Renminbi
CZK	Czech Republic Koruna
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
IDR	Indonesian Rupiah
ILS	Israeli New Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Bhat
USD	U.S. Dollar
ZAR	South African Rand

Derivatives abbreviations
BBA	The British Banker’s Association
BBR	Bank Bill Rate
BBSW	Bank Bill Swap Rate
CDOR	Canadian Dollar Offered Rate
EURIBOR	Euro Interbank Offered Rate
KSDA	Korea Securities Dealers Association
LIBOR	London Interbank Offered Rate
STIBOR	Stockholm Interbank Offered Rate
TIIE	Tasa de Interes Interbancario de Equilibrio (Interbank Equilibrium Interest Rate)
OTC	is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.

Global Real Estate Fund

	Shares or Principal Amount	Value
COMMON STOCKS - 99.9%
Australia - 5.9%
Arena REIT	91,374	$168,154
Goodman Group	376,053	2,485,003
Investa Office Fund	137,173	493,748
Mirvac Group	1,297,924	2,400,753
Scentre Group	821,831	2,527,725
The GPT Group	735,784	$2,931,541
Vicinity Centres	336,241	701,192
Viva Energy REIT	250,244	432,231
Westfield Corp.	333,307	1,971,352
		14,111,699

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Global Real Estate Fund (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Austria - 0.9%
BUWOG AG (A)(B)	68,100	$2,096,308
Canada - 2.6%
Canadian Apartment Properties REIT (B)	103,495	2,840,259
Chartwell Retirement Residences	7,941	93,543
Dream Office Real Estate Investment Trust	63,780	1,091,985
Granite Real Estate Investment Trust (B)	53,406	2,174,731
		6,200,518
France - 4.1%
Gecina SA	20,173	3,143,568
Klepierre SA	87,533	3,528,554
Unibail-Rodamco SE (Amsterdam Stock Exchange)	12,207	3,105,222
		9,777,344
Germany - 3.5%
alstria office REIT-AG	77,488	1,136,427
Deutsche Wohnen AG	58,479	2,485,255
TLG Immobilien AG	34,306	760,738
Vonovia SE	96,876	4,097,662
		8,480,082
Hong Kong - 7.6%
Cheung Kong Property Holdings, Ltd.	282,755	2,488,194
Hang Lung Properties, Ltd.	990,000	2,413,794
Henderson Land Development Company, Ltd.	310,000	1,925,598
Hopewell Holdings, Ltd.	178,500	701,890
I-CABLE Communications, Ltd. (A)	44,515	1,653
Kerry Properties, Ltd.	265,000	1,051,884
Link REIT	525,256	4,339,040
New World Development Company, Ltd.	1,359,000	1,859,984
Sun Hung Kai Properties, Ltd.	101,381	1,694,306
Swire Properties, Ltd.	300,800	1,043,699
The Wharf Holdings, Ltd.	79,000	753,624
		18,273,666
Ireland - 0.7%
Green REIT PLC	500,165	856,354
Hibernia REIT PLC	548,820	933,337
		1,789,691
Japan - 10.1%
Advance Residence Investment Corp.	319	817,811
Daibiru Corp.	47,600	499,949
Frontier Real Estate Investment Corp.	240	1,032,260
Global One Real Estate Investment Corp.	546	1,898,377
Invesco Office J-REIT, Inc.	277	268,966
Japan Logistics Fund, Inc.	794	1,619,201
Japan Real Estate Investment Corp.	410	2,125,498
Japan Retail Fund Investment Corp.	571	1,050,536
Mitsubishi Estate Company, Ltd.	278,900	4,793,477
Mitsui Fudosan Company, Ltd.	207,100	4,474,905
Mori Hills REIT Investment Corp.	1,401	1,792,111
Mori Trust Sogo REIT, Inc.	390	636,773
NTT Urban Development Corp.	170,200	1,646,961
Premier Investment Corp.	1,005	979,684
Sekisui House REIT, Inc.	432	531,690
		24,168,199
Malta - 0.0%
BGP Holdings PLC (A)(C)	4,606,148	87,734
Netherlands - 1.1%
InterXion Holding NV (A)	48,581	2,518,922
Singapore - 2.3%
CapitaLand Mall Trust	136,200	218,125
CapitaLand, Ltd.	105,100	293,712
CDL Hospitality Trusts	869,400	$1,045,279
City Developments, Ltd.	196,200	1,698,009
Fortune Real Estate Investment Trust	1,000	1,195
Frasers Logistics & Industrial Trust	1,011,800	802,732
Suntec Real Estate Investment Trust	997,600	1,396,489
		5,455,541
Spain - 1.0%
Merlin Properties Socimi SA	169,369	2,335,432
Sweden - 1.6%
Castellum AB	100,755	1,577,843
Fabege AB	58,772	1,178,927
Hufvudstaden AB, A Shares	56,241	999,845
		3,756,615
Switzerland - 0.7%
PSP Swiss Property AG	18,260	1,676,310
United Kingdom - 5.1%
Assura PLC	754,832	637,499
Great Portland Estates PLC	148,071	1,161,518
Hammerson PLC	116,504	846,088
Intu Properties PLC	209,678	675,550
Land Securities Group PLC	130,225	1,702,305
LondonMetric Property PLC	283,126	608,514
Safestore Holdings PLC	56,089	300,363
Segro PLC	307,284	2,140,018
St. Modwen Properties PLC	54,854	250,389
The British Land Company PLC	251,497	1,992,674
The PRS REIT PLC (A)	472,800	631,892
The UNITE Group PLC	138,085	1,238,700
		12,185,510
United States - 52.7%
Agree Realty Corp.	37,284	1,868,674
Alexandria Real Estate Equities, Inc.	47,891	5,809,657
AvalonBay Communities, Inc.	24,298	4,561,464
Boston Properties, Inc.	31,552	3,805,171
Brixmor Property Group, Inc.	33,277	622,945
Camden Property Trust	57,999	5,189,751
CareTrust REIT, Inc.	97,585	1,882,415
Colony NorthStar, Inc., Class A	117,993	1,546,888
CoreSite Realty Corp.	22,025	2,615,689
Crown Castle International Corp.	25,061	2,717,615
DiamondRock Hospitality Company	122,308	1,344,165
Douglas Emmett, Inc.	35,082	1,366,795
Duke Realty Corp.	164,251	4,881,540
EastGroup Properties, Inc.	37,506	3,332,783
Empire State Realty Trust, Inc., Class A	84,067	1,710,763
Equinix, Inc.	1,667	780,839
Equity LifeStyle Properties, Inc.	41,349	3,686,263
Equity Residential	27,646	1,856,429
Essex Property Trust, Inc.	15,141	4,027,052
Extended Stay America, Inc.	106,641	2,089,097
Extra Space Storage, Inc.	51,596	4,005,397
Four Corners Property Trust, Inc.	80,848	2,054,348
GGP, Inc.	168,309	3,492,412
Healthcare Realty Trust, Inc.	67,794	2,256,184
Hudson Pacific Properties, Inc.	113,941	3,760,053
Invitation Homes, Inc.	101,868	2,357,226
JBG SMITH Properties (A)	31,881	1,043,465
MGM Growth Properties LLC, Class A	76,726	2,347,816
Mid-America Apartment Communities, Inc.	19,563	2,082,677
Pebblebrook Hotel Trust (B)	59,284	1,991,350
Pennsylvania Real Estate Investment Trust	5,028	50,431

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Global Real Estate Fund (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
United States (continued)
Piedmont Office Realty Trust, Inc., Class A	66,182	$1,340,186
Prologis, Inc.	12,135	768,874
Public Storage	7,132	1,464,485
Retail Properties of America, Inc.,
Class A	194,536	2,593,165
Rexford Industrial Realty, Inc.	125,192	3,762,020
Simon Property Group, Inc.	28,823	4,520,888
STORE Capital Corp.	80,351	2,039,308
Sunstone Hotel Investors, Inc.	177,885	2,810,583
The Macerich Company	70,417	3,715,905
Urban Edge Properties	102,058	2,566,759
Ventas, Inc.	79,120	5,414,973
VEREIT, Inc.	394,510	3,329,664
Weingarten Realty Investors	73,592	2,357,888
Welltower, Inc.	116,782	8,550,778
		126,372,830
TOTAL COMMON STOCKS (Cost $209,047,127)		$239,286,401
SECURITIES LENDING COLLATERAL - 1.6%
John Hancock Collateral Trust, 1.2169% (D)(E)	385,824	3,860,552
TOTAL SECURITIES LENDING
COLLATERAL (Cost $3,860,463)		$3,860,552
Total Investments (Global Real Estate Fund) (Cost $212,907,590) - 101.5%		$243,146,953
Other assets and liabilities, net - (1.5%)		(3,511,785)
TOTAL NET ASSETS - 100.0%		$239,635,168

Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	A portion of this security is on loan as of 8-31-17.
(C)	Security is valued using significant unobservable inputs.
(D)	The rate shown is the annualized seven-day yield as of 8-31-17.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

Health Sciences Fund

	Shares or Principal Amount	Value
COMMON STOCKS – 99.2%
Consumer discretionary – 0.1%
Specialty retail – 0.1%
Jand, Inc., Class A (A)(B)(C)	16,938	$137,537
Consumer staples – 1.1%
Food and staples retailing – 1.1%
CVS Health Corp.	17,300	1,337,982
Raia Drogasil SA	23,300	513,320
Walgreens Boots Alliance, Inc.	21,411	1,744,997
		3,596,299
Health care – 98.0%
Biotechnology – 39.3%
AbbVie, Inc.	39,624	2,983,686
ACADIA Pharmaceuticals, Inc. (C)	14,525	517,235
Acceleron Pharma, Inc. (C)	25,617	992,915
Acerta Pharma BV, Class B (A)(B)(C)	4,892,850	348,860
Achaogen, Inc. (C)	21,127	395,920
Advanced Accelerator Applications SA, ADR (C)	21,515	$1,053,590
Agios Pharmaceuticals, Inc. (C)	17,371	1,098,889
Aimmune Therapeutics, Inc. (C)	21,564	463,626
Alder Biopharmaceuticals, Inc. (C)	21,000	205,800
Alexion Pharmaceuticals, Inc. (C)	66,971	9,537,340
Alkermes PLC (C)	41,727	2,118,897
Alnylam Pharmaceuticals, Inc. (C)	36,145	3,098,711
Amarin Corp. PLC, ADR (C)	38,000	128,820
Amgen, Inc.	17,566	3,122,708
Amicus Therapeutics, Inc. (C)	105,257	1,467,283
Aquinox Pharmaceuticals, Inc. (C)	7,646	111,708
Ardelyx, Inc. (C)	14,900	76,735
Argenx SE, ADR (C)	3,990	82,274
Audentes Therapeutics, Inc. (C)	15,066	316,235
Avexis, Inc. (C)	7,740	722,529
Axovant Sciences, Ltd. (C)	41,094	821,880
BeiGene, Ltd., ADR (C)	13,018	897,201
Biogen, Inc. (C)	21,241	6,724,051
Biohaven Pharmaceutical Holding Company, Ltd. (C)	3,860	137,995
BioMarin Pharmaceutical, Inc. (C)	30,758	2,774,064
Bioverativ, Inc. (C)	26,139	1,481,820
Bluebird Bio, Inc. (C)	22,074	2,755,939
Blueprint Medicines Corp. (C)	21,665	1,174,676
Cara Therapeutics, Inc. (C)	10,183	145,922
Celgene Corp. (C)	12,255	1,702,587
Clovis Oncology, Inc. (C)	14,763	1,123,021
Coherus Biosciences, Inc. (C)	12,576	181,723
Corvus Pharmaceuticals, Inc. (C)	6,150	99,446
Cytokinetics, Inc. (C)	10,900	161,865
Dyax Corp. (B)(C)	37,631	118,538
Editas Medicine, Inc. (C)	15,238	321,674
Exelixis, Inc. (C)	59,431	1,737,762
FibroGen, Inc. (C)	16,316	786,431
Gilead Sciences, Inc.	78,248	6,550,140
GlycoMimetics, Inc. (C)	13,500	164,700
Ignyta, Inc. (C)	11,100	127,650
ImmunoGen, Inc. (C)	16,400	137,104
Immunomedics, Inc. (C)	76,600	968,224
Incyte Corp. (C)	49,253	6,767,855
Innate Pharma SA (C)	10,638	139,239
Insmed, Inc. (C)	96,704	1,201,064
Ionis Pharmaceuticals, Inc. (C)	4,160	223,059
Ironwood Pharmaceuticals, Inc. (C)	132,049	2,106,182
Juno Therapeutics, Inc. (C)	21,700	895,559
Kite Pharma, Inc. (C)	29,790	5,302,322
La Jolla Pharmaceutical Company (C)	3,624	123,760
Loxo Oncology, Inc. (C)	4,790	399,486
Merus NV (C)	7,682	111,773
Minerva Neurosciences, Inc. (C)	26,215	158,601
Neurocrine Biosciences, Inc. (C)	76,242	4,315,297
Ovid Therapeutics, Inc. (C)	300	2,826
Ovid Therapeutics, Inc. (C)	6,763	62,062
Prothena Corp. PLC (C)	40,523	2,489,733
Puma Biotechnology, Inc. (C)	58,060	5,370,550
Radius Health, Inc. (C)	50,300	1,892,789
Regeneron Pharmaceuticals, Inc. (C)	11,586	5,757,083
Retrophin, Inc. (C)	8,184	199,690
Sage Therapeutics, Inc. (C)	35,819	2,946,113
Sarepta Therapeutics, Inc. (C)	9,984	402,255
Seattle Genetics, Inc. (C)	11,238	590,332
Seres Therapeutics, Inc. (C)	4,705	66,011
Shire PLC, ADR	34,229	5,113,470
Spark Therapeutics, Inc. (C)	34,270	2,821,449

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Health Sciences Fund (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
TESARO, Inc. (C)	31,817	$4,108,847
Tocagen, Inc. (C)	9,996	139,044
Ultragenyx Pharmaceutical, Inc. (C)	16,057	916,212
Vertex Pharmaceuticals, Inc. (C)	64,773	10,398,657
Xencor, Inc. (C)	38,167	825,171
Zeneca, Inc. (B)(C)	33,315	20,489
		125,805,154
Health care equipment and supplies – 17.0%
Align Technology, Inc. (C)	6,410	1,132,903
Becton, Dickinson and Company	62,023	12,369,867
Danaher Corp.	38,900	3,245,038
DENTSPLY SIRONA, Inc.	632	35,752
DexCom, Inc. (C)	19,585	1,461,237
GenMark Diagnostics, Inc. (C)	74,187	722,581
Glaukos Corp. (C)	10,653	402,151
Hologic, Inc. (C)	98,200	3,790,520
Intuitive Surgical, Inc. (C)	11,764	11,818,938
K2M Group Holdings, Inc. (C)	33,190	775,982
Lantheus Holdings, Inc. (C)	71,017	1,242,798
Medtronic PLC	35,107	2,830,326
Oxford Immunotec Global PLC (C)	9,300	147,126
Penumbra, Inc. (C)	2,834	243,724
Quidel Corp. (C)	18,500	646,390
Stryker Corp.	48,026	6,789,436
Teleflex, Inc.	7,043	1,491,355
The Cooper Companies, Inc.	8,146	2,043,261
West Pharmaceutical Services, Inc.	22,900	1,993,216
Wright Medical Group NV (C)	48,303	1,429,769
		54,612,370
Health care providers and services – 22.3%
Acadia Healthcare Company, Inc. (C)	34,517	1,620,228
Aetna, Inc.	38,764	6,113,083
AmerisourceBergen Corp.	3,400	272,850
Anthem, Inc.	29,916	5,864,733
Centene Corp. (C)	61,330	5,449,171
Cigna Corp.	50,951	9,276,139
DaVita, Inc. (C)	21,780	1,275,437
Envision Healthcare Corp. (C)	35,303	1,850,230
Fresenius Medical Care AG & Company KGaA	10,641	998,229
HCA Healthcare, Inc. (C)	62,175	4,890,686
Henry Schein, Inc. (C)	10,372	1,801,409
Humana, Inc.	29,898	7,702,323
McKesson Corp.	7,512	1,121,617
Molina Healthcare, Inc. (C)	14,462	925,568
Teladoc, Inc. (C)	2,693	90,350
The Ensign Group, Inc.	10,200	209,508
UnitedHealth Group, Inc.	93,859	18,668,554
Universal Health Services, Inc., Class B	17,439	1,885,679
WellCare Health Plans, Inc. (C)	7,900	1,379,972
		71,395,766
Health care technology – 0.7%
athenahealth, Inc. (C)	16,452	2,318,580
Life sciences tools and services – 5.6%
Agilent Technologies, Inc.	107,116	6,932,548
Bruker Corp.	11,441	332,819
Illumina, Inc. (C)	7,533	1,540,197
Mettler-Toledo International, Inc. (C)	2,644	1,599,858
Quintiles IMS Holdings, Inc. (C)	11,894	1,142,181
Thermo Fisher Scientific, Inc.	33,346	6,240,370
		17,787,973
Pharmaceuticals – 13.1%
Aclaris Therapeutics, Inc. (C)	7,886	$204,484
Akcea Therapeutics, Inc. (C)	9,932	185,232
Allergan PLC	36,871	8,461,157
Astellas Pharma, Inc.	83,200	1,050,929
AstraZeneca PLC, ADR	101,363	3,023,658
Bristol-Myers Squibb Company	91,780	5,550,854
Chugai Pharmaceutical Company, Ltd.	39,900	1,631,096
Dermira, Inc. (C)	17,795	419,784
Eisai Company, Ltd.	19,300	1,001,781
Eli Lilly & Company	40,712	3,309,478
GW Pharmaceuticals PLC, ADR (C)	12,240	1,295,237
Mallinckrodt PLC (C)	35,467	1,456,984
Merck & Company, Inc.	88,500	5,651,610
Mylan NV (C)	12,379	389,691
MyoKardia, Inc. (C)	4,039	175,091
Perrigo Company PLC	9,487	749,094
Sanofi	37,633	3,669,230
TherapeuticsMD, Inc. (C)	91,548	549,288
Theravance Biopharma, Inc. (C)	22,056	720,570
UCB SA	13,946	962,707
WaVe Life Sciences, Ltd. (C)	9,378	220,383
Zoetis, Inc.	22,460	1,408,242
		42,086,580
		314,006,423
TOTAL COMMON STOCKS (Cost $298,790,609)		$317,740,259
PREFERRED SECURITIES – 0.7%
Consumer discretionary – 0.1%
Specialty retail – 0.1%
Jand, Inc., Series D (A)(B)(C)	37,822	307,115
Health care – 0.5%
Health care equipment and supplies – 0.2%
Becton, Dickinson and Company, 6.125%	12,046	669,999
Pharmaceuticals – 0.3%
Allergan PLC, 5.500%	1,218	997,834
		1,667,833
Information technology – 0.1%
Software – 0.1%
Doximity, Inc. (A)(B)(C)	63,738	375,417
TOTAL PREFERRED SECURITIES (Cost $2,476,501)		$2,350,365
CONVERTIBLE BONDS – 0.2%
Health care – 0.2%
Ironwood Pharmaceuticals, Inc. 2.250%, 06/15/2022 (C)	$425,000	508,141
TOTAL CONVERTIBLE BONDS (Cost $517,724)		$508,141
RIGHTS – 0.0%
Wright Medical Group NV (Expiration Date: 01/02/2024) (C)(D)	10,400	16,120
TOTAL RIGHTS (Cost $26,000)		$16,120
PURCHASED OPTIONS – 0.0%
Calls – 0.0%
Exchange Traded Option on Neurocrine Biosciences, Inc. (Expiration Date: 11-17-17; Strike Price: $60.00;
Notional Amount: 2,400) (C)	24	10,080
Exchange Traded Option on Neurocrine Biosciences, Inc. (Expiration Date: 11-17-17; Strike Price: $65.00;
Notional Amount: 3,800) (C)	38	9,405

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Health Sciences Fund (continued)

	Shares or
	Principal
	Amount	Value
PURCHASED OPTIONS (continued)
Calls (continued)
Exchange Traded Option on Neurocrine
Biosciences, Inc. (Expiration
Date: 2-16-18; Strike Price: $60.00;
Notional Amount: 900) (C)	9	$6,930
Exchange Traded Option on Neurocrine
Biosciences, Inc. (Expiration
Date: 2-16-18; Strike Price: $65.00;
Notional Amount: 1,200) (C)	12	6,300
TOTAL PURCHASED OPTIONS (Cost $24,670)		$32,715
SHORT-TERM INVESTMENTS – 1.0%
Money market funds – 1.0%
State Street Institutional U.S. Government
Money Market Fund, Premier Class,
0.9295% (E)	2,000,012	2,000,012
T. Rowe Price Government Money Fund,
1.0473% (E)	1,241,894	1,241,894
		3,241,906
TOTAL SHORT-TERM INVESTMENTS (Cost $3,241,906)		$3,241,906
Total Investments (Health Sciences Fund)
(Cost $305,077,410) – 101.1%		$323,889,506
Other assets and liabilities, net – (1.1%)		(3,504,550)
TOTAL NET ASSETS – 100.0%		$320,384,956

Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Direct placement securities are restricted as to resale, and the fund has limited rights to registration under the Securities Act of 1933. For more information on this security refer to the Notes to fund’s investments.
(B)	Security is valued using significant unobservable inputs.
(C)	Non-income producing security.
(D)	Strike price and/or expiration date not available.
(E)	The rate shown is the annualized seven-day yield as of 8-31-17.

High Yield Fund

		Shares or
		Principal
		Amount	Value
FOREIGN GOVERNMENT
OBLIGATIONS – 1.1%
Argentina – 0.5%
Republic of Argentina
5.625%, 01/26/2022		$490,000	$512,540
6.875%, 04/22/2021		500,000	543,500
6.875%, 01/26/2027		670,000	721,925
7.500%, 04/22/2026		450,000	505,125
7.625%, 04/22/2046		250,000	274,375
			2,557,465
Brazil – 0.4%
Federative Republic of Brazil
10.000%, 01/01/2021	BRL	239,000	79,274
10.000%, 01/01/2023		5,202,000	1,711,720
			1,790,994
Indonesia – 0.0%
Republic of Indonesia
8.375%, 03/15/2034	IDR	543,000,000	44,870
Mexico – 0.2%
Government of Mexico
6.500%, 06/09/2022	MXN	17,886,000	$991,214
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost
$5,496,741)			$5,384,543
CORPORATE BONDS – 89.2%
Consumer discretionary – 20.2%
Adient Global Holdings, Ltd.
4.875%, 08/15/2026 (A)		$1,590,000	1,628,240
Altice Financing SA
6.625%, 02/15/2023 (A)		1,600,000	1,692,000
7.500%, 05/15/2026 (A)		810,000	887,112
AMC Entertainment Holdings, Inc.
6.125%, 05/15/2027 (B)		840,000	786,450
AMC Networks, Inc.
4.750%, 08/01/2025		820,000	822,050
Bossier Casino Venture Holdco, Inc. (0%
Cash or 14% PIK) 14.000%,
02/09/2018 (A)(C)		2,343,623	2,392,473
Brinker International, Inc.
5.000%, 10/01/2024 (A)		790,000	787,038
Caesars Entertainment Resort
Properties LLC
8.000%, 10/01/2020		580,000	594,500
11.000%, 10/01/2021		1,605,000	1,705,313
Carmike Cinemas, Inc.
6.000%, 06/15/2023 (A)		1,060,000	1,115,650
Carrols Restaurant Group, Inc.
8.000%, 05/01/2022		1,340,000	1,427,100
8.000%, 05/01/2022 (A)		870,000	926,550
CCM Merger, Inc.
6.000%, 03/15/2022 (A)		947,000	984,880
CCO Holdings LLC
5.125%, 05/01/2027 (A)		680,000	700,400
5.750%, 02/15/2026 (A)		885,000	935,613
CEC Entertainment, Inc.
8.000%, 02/15/2022		430,000	449,350
Century Communities, Inc.
5.875%, 07/15/2025 (A)		1,440,000	1,429,200
Charter Communications Operating LLC
4.908%, 07/23/2025		4,350,000	4,660,161
6.484%, 10/23/2045		1,030,000	1,184,611
CSC Holdings LLC
6.625%, 10/15/2025 (A)		1,430,000	1,565,850
10.125%, 01/15/2023 (A)		570,000	660,317
10.875%, 10/15/2025 (A)		1,008,000	1,239,840
CTP Transportation Products LLC
8.250%, 12/15/2019 (A)		520,000	490,100
DISH DBS Corp.
5.875%, 11/15/2024		1,040,000	1,121,900
6.750%, 06/01/2021		1,960,000	2,163,350
7.750%, 07/01/2026		2,930,000	3,439,088
Dollar Tree, Inc.
5.750%, 03/01/2023		880,000	928,400
ESH Hospitality, Inc.
5.250%, 05/01/2025 (A)		750,000	772,500
Fontainebleau Las Vegas Holdings LLC
10.250%, 06/15/2015 (A)(D)		2,983,778	298
GameStop Corp.
5.500%, 10/01/2019 (A)		1,190,000	1,216,775
6.750%, 03/15/2021 (A)		680,000	704,650
General Motors Company
6.600%, 04/01/2036		300,000	351,337
6.750%, 04/01/2046		130,000	152,920

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

High Yield Fund (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Gibson Brands, Inc.
8.875%, 08/01/2018 (A)		$2,240,000	$1,730,400
GLP Capital LP
5.375%, 04/15/2026		1,430,000	1,551,550
Great Canadian Gaming Corp.
6.625%, 07/25/2022 (A)	CAD	1,530,000	1,268,108
Guitar Center, Inc.
6.500%, 04/15/2019 (A)		$910,000	796,250
9.625%, 04/15/2020 (A)		2,370,000	1,321,275
Hanesbrands, Inc.
4.625%, 05/15/2024 (A)		970,000	1,008,800
4.875%, 05/15/2026 (A)		380,000	395,200
Hilton Worldwide Finance LLC
4.625%, 04/01/2025		240,000	250,776
4.875%, 04/01/2027		1,070,000	1,131,525
iHeartCommunications, Inc., (12.000%
Cash or 2.000% PIK) 14.000%,
02/01/2021		2,574,206	506,797
IHO Verwaltungs GmbH (4.125% Cash
or 4.875% PIK) 4.125%, 09/15/2021 (A)		290,000	293,988
IHO Verwaltungs GmbH (4.750% Cash
or 5.500% PIK) 4.750%, 09/15/2026 (A)		660,000	666,600
International Game Technology PLC
6.500%, 02/15/2025 (A)		200,000	224,500
Jack Ohio Finance LLC
6.750%, 11/15/2021 (A)		1,030,000	1,071,200
KFC Holding Company/Pizza Hut Holdings LLC/Taco Bell of America LLC
4.750%, 06/01/2027 (A)		950,000	974,938
Landry’s, Inc.
6.750%, 10/15/2024 (A)		1,430,000	1,447,875
Lennar Corp.
4.500%, 04/30/2024		600,000	621,000
Levi Strauss & Company
5.000%, 05/01/2025		1,260,000	1,316,700
Lions Gate Entertainment Corp.
5.875%, 11/01/2024 (A)		530,000	553,850
Lithia Motors, Inc.
5.250%, 08/01/2025 (A)		710,000	725,975
Marston’s Issuer PLC (5.641% to
7-15-19, then 3 month GBP LIBOR +
2.550%) 07/15/2035	GBP	380,000	447,075
MGM Growth Properties Operating Partnership LP
4.500%, 09/01/2026		$760,000	773,300
MGM Resorts International
4.625%, 09/01/2026		1,380,000	1,404,136
6.625%, 12/15/2021		210,000	235,725
7.750%, 03/15/2022		1,180,000	1,380,600
Monitronics International, Inc.
9.125%, 04/01/2020 (B)		823,000	692,349
Murphy Oil USA, Inc.
5.625%, 05/01/2027		980,000	1,049,825
NCL Corp., Ltd.
4.625%, 11/15/2020 (A)		1,800,000	1,845,000
4.750%, 12/15/2021 (A)		500,000	518,125
Netflix, Inc.
5.875%, 02/15/2025		1,020,000	1,104,150
New Red Finance, Inc.
4.250%, 05/15/2024 (A)		1,070,000	1,083,375
5.000%, 10/15/2025 (A)		680,000	697,850
6.000%, 04/01/2022 (A)		310,000	320,230
PetSmart, Inc.
5.875%, 06/01/2025 (A)		$900,000	$803,250
7.125%, 03/15/2023 (A)		410,000	334,150
8.875%, 06/01/2025 (A)		1,340,000	1,115,550
Scientific Games International, Inc.
7.000%, 01/01/2022 (A)		1,850,000	1,974,875
10.000%, 12/01/2022		1,410,000	1,568,625
Service Corp. International
5.375%, 05/15/2024		280,000	297,850
Shea Homes LP
5.875%, 04/01/2023 (A)		180,000	184,275
6.125%, 04/01/2025 (A)		1,800,000	1,854,000
Silversea Cruise Finance, Ltd.
7.250%, 02/01/2025 (A)		1,152,000	1,241,280
Speedway Motorsports, Inc.
5.125%, 02/01/2023		1,310,000	1,349,300
Sugarhouse HSP Gaming Prop Mezz LP
5.875%, 05/15/2025 (A)		1,220,000	1,195,600
Taylor Morrison Communities, Inc.
5.875%, 04/15/2023 (A)		970,000	1,028,200
The EW Scripps Company
5.125%, 05/15/2025 (A)		830,000	840,375
The Goodyear Tire & Rubber Company
5.000%, 05/31/2026		840,000	876,750
5.125%, 11/15/2023		900,000	941,616
The Nielsen Company Luxembourg SARL
5.000%, 02/01/2025 (A)		770,000	795,025
The ServiceMaster Company LLC
5.125%, 11/15/2024 (A)		1,330,000	1,366,575
Time Warner Cable LLC
7.300%, 07/01/2038		1,050,000	1,294,407
Viking Cruises, Ltd.
6.250%, 05/15/2025 (A)		1,640,000	1,672,800
8.500%, 10/15/2022 (A)		440,000	460,350
Virgin Media Finance PLC
6.375%, 04/15/2023 (A)		1,640,000	1,717,900
Virgin Media Finance PLC (6.000% to 1-15-21, then 11.000% thereafter)
10/15/2024 (A)		2,160,000	2,262,600
Virgin Media Secured Finance PLC
5.500%, 08/15/2026 (A)		450,000	477,000
Weekley Homes LLC
6.625%, 08/15/2025 (A)		1,620,000	1,571,400
ZF North America Capital, Inc.
4.500%, 04/29/2022 (A)		300,000	315,975
4.750%, 04/29/2025 (A)		1,110,000	1,164,113
			98,028,904
Consumer staples – 4.5%
Alliance One International, Inc.
8.500%, 04/15/2021 (A)		560,000	583,800
9.875%, 07/15/2021 (B)		1,540,000	1,335,950
Aramark Services, Inc.
5.000%, 04/01/2025 (A)		1,040,000	1,097,512
Beverages & More, Inc.
11.500%, 06/15/2022 (A)		1,520,000	1,428,800
Carolina Beverage Group LLC
10.625%, 08/01/2018 (A)		1,660,000	1,674,525
Central Garden & Pet Company
6.125%, 11/15/2023		860,000	915,900
Co-operative Group Holdings 2011, Ltd.
6.875%, 07/08/2020	GBP	387,000	560,921
7.500%, 07/08/2026		720,000	1,131,895
Cott Holdings, Inc.
5.500%, 04/01/2025 (A)		$1,210,000	1,268,988

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

High Yield Fund (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Consumer staples (continued)
DS Services of America, Inc.
10.000%, 09/01/2021 (A)		$764,000	$808,312
FAGE International SA
5.625%, 08/15/2026 (A)		840,000	856,800
Kraft Heinz Foods Company
7.125%, 08/01/2039 (A)		1,170,000	1,547,310
Lamb Weston Holdings, Inc.
4.625%, 11/01/2024 (A)		910,000	938,438
4.875%, 11/01/2026 (A)		1,760,000	1,826,264
Sally Holdings LLC
5.625%, 12/01/2025		1,140,000	1,164,236
Simmons Foods, Inc.
7.875%, 10/01/2021 (A)		2,380,000	2,525,775
Spectrum Brands, Inc.
5.750%, 07/15/2025		1,420,000	1,510,525
6.125%, 12/15/2024		770,000	825,825
			22,001,776
Energy – 14.1%
Andeavor Logistics LP
5.250%, 01/15/2025		140,000	148,400
5.500%, 10/15/2019		460,000	483,000
6.375%, 05/01/2024		360,000	391,500
Blue Racer Midstream LLC
6.125%, 11/15/2022 (A)		1,340,000	1,376,850
Calumet Specialty Products Partners LP
11.500%, 01/15/2021 (A)		1,490,000	1,728,400
Carrizo Oil & Gas, Inc.
6.250%, 04/15/2023 (B)		1,240,000	1,202,800
8.250%, 07/15/2025		470,000	486,450
Cheniere Corpus Christi Holdings LLC
5.875%, 03/31/2025		1,540,000	1,655,500
Chesapeake Energy Corp.
5.375%, 06/15/2021		460,000	420,900
5.750%, 03/15/2023		990,000	874,913
6.625%, 08/15/2020 (B)		930,000	930,000
8.000%, 01/15/2025 (A)		550,000	530,063
Concho Resources, Inc.
5.500%, 04/01/2023		440,000	453,200
Continental Resources, Inc.
4.500%, 04/15/2023		260,000	256,100
4.900%, 06/01/2044		640,000	541,184
Covey Park Energy LLC
7.500%, 05/15/2025 (A)		990,000	993,713
CrownRock LP
7.750%, 02/15/2023 (A)		1,000,000	1,060,000
DCP Midstream Operating LP
6.750%, 09/15/2037 (A)		1,000,000	1,060,000
EP Energy LLC
6.375%, 06/15/2023		1,540,000	877,800
7.750%, 09/01/2022		420,000	256,200
8.000%, 02/15/2025 (A)		1,690,000	1,115,400
Exterran Energy Solutions LP
8.125%, 05/01/2025 (A)		980,000	1,009,400
Extraction Oil & Gas, Inc.
7.375%, 05/15/2024 (A)		870,000	874,350
7.875%, 07/15/2021 (A)		2,000,000	2,065,000
Genesis Energy LP
5.625%, 06/15/2024		1,760,000	1,654,400
Gulfport Energy Corp.
6.375%, 05/15/2025 (A)		900,000	885,375
KCA Deutag UK Finance PLC
7.250%, 05/15/2021 (A)		1,260,000	1,159,200
9.875%, 04/01/2022 (A)		1,950,000	1,930,500
Laredo Petroleum, Inc.
7.375%, 05/01/2022		370,000	380,175
MEG Energy Corp.
6.375%, 01/30/2023 (A)		$720,000	$575,100
7.000%, 03/31/2024 (A)		1,450,000	1,152,750
Murray Energy Corp.
11.250%, 04/15/2021 (A)		1,420,000	818,275
NGL Energy Partners LP
5.125%, 07/15/2019		1,440,000	1,418,400
6.875%, 10/15/2021		1,050,000	1,023,750
7.500%, 11/01/2023		1,570,000	1,511,125
NGPL PipeCo LLC
4.375%, 08/15/2022 (A)		680,000	698,700
4.875%, 08/15/2027 (A)		1,020,000	1,050,600
7.768%, 12/15/2037 (A)		500,000	621,250
Oasis Petroleum, Inc.
6.875%, 03/15/2022 (B)		360,000	351,000
Petrobras Global Finance BV
6.850%, 06/05/2115		920,000	864,570
7.375%, 01/17/2027		480,000	531,600
Pride International, Inc.
7.875%, 08/15/2040		760,000	590,900
QEP Resources, Inc.
5.250%, 05/01/2023		670,000	636,500
6.875%, 03/01/2021		820,000	850,750
Range Resources Corp.
4.875%, 05/15/2025		200,000	191,500
5.000%, 03/15/2023 (A)		1,300,000	1,277,367
5.875%, 07/01/2022 (A)		100,000	102,000
Rice Energy, Inc.
6.250%, 05/01/2022		1,780,000	1,851,200
Rockies Express Pipeline LLC
5.625%, 04/15/2020 (A)		850,000	894,625
6.875%, 04/15/2040 (A)		2,390,000	2,611,075
RSP Permian, Inc.
5.250%, 01/15/2025 (A)		1,820,000	1,824,550
6.625%, 10/01/2022		1,080,000	1,120,500
Sanchez Energy Corp.
6.125%, 01/15/2023 (B)		670,000	510,875
7.750%, 06/15/2021 (B)		860,000	743,900
SemGroup Corp.
5.625%, 11/15/2023		1,560,000	1,505,400
6.375%, 03/15/2025 (A)		140,000	137,900
Shelf Drilling Holdings, Ltd.
9.500%, 11/02/2020 (A)		1,623,283	1,574,585
Summit Midstream Holdings LLC
5.500%, 08/15/2022		250,000	250,625
Targa Resources Partners LP
4.250%, 11/15/2023		1,860,000	1,846,050
5.125%, 02/01/2025 (A)		610,000	626,775
5.250%, 05/01/2023		900,000	920,250
5.375%, 02/01/2027 (A)		100,000	103,500
Teine Energy, Ltd.
6.875%, 09/30/2022 (A)		1,370,000	1,370,000
The Williams Companies, Inc.
3.700%, 01/15/2023		600,000	595,500
4.550%, 06/24/2024		510,000	521,475
7.500%, 01/15/2031		1,840,000	2,208,000
8.750%, 03/15/2032		510,000	652,800
Transocean, Inc.
6.800%, 03/15/2038 (B)		770,000	589,050
9.000%, 07/15/2023 (A)		580,000	617,700
Trinidad Drilling, Ltd.
6.625%, 02/15/2025 (A)		1,870,000	1,729,750
Trionista TopCo GmbH
6.875%, 04/30/2021 (A)	EUR	250,000	309,529

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

High Yield Fund (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
WPX Energy, Inc.
5.250%, 09/15/2024		$500,000	$490,000
6.000%, 01/15/2022		210,000	216,563
8.250%, 08/01/2023		1,570,000	1,723,075
			68,612,162
Financials – 8.7%
Ally Financial, Inc.
3.500%, 01/27/2019		550,000	556,875
8.000%, 11/01/2031		480,000	618,000
American Greetings Corp.
7.875%, 02/15/2025 (A)		1,690,000	1,833,650
ASP AMC Merger Sub, Inc.
8.000%, 05/15/2025 (A)		1,710,000	1,628,775
Banco Mercantil del Norte SA (6.875% to 7-6-22, then 5 Year CMT + 5.035%) 07/06/2022 (A)(E)		200,000	210,740
Bank of America Corp. (6.500% to 10-23-24, then 3 month LIBOR + 4.174%) 10/23/2024 (E)		570,000	642,675
Barclays Bank PLC
7.625%, 11/21/2022		200,000	229,750
Barclays PLC
4.836%, 05/09/2028		200,000	208,065
Barclays PLC (8.000% to 12-15-20, then 5 Year Euro Swap Rate + 6.750%) 12/15/2020 (E)	EUR	980,000	1,296,347
BNP Paribas SA (7.375% to 8-19-25, then 5 Year U.S. Swap Rate + 5.150%) 08/19/2025 (A)(E)		$550,000	620,813
CIT Group, Inc.
5.000% 08/15/2022 to 08/01/2023		3,140,000	3,408,631
5.375%, 05/15/2020		630,000	676,463
5.500%, 02/15/2019 (A)		230,000	240,638
Citigroup, Inc. (5.950% to 5-15-25, then 3 month LIBOR + 3.905%) 05/15/2025 (E)		920,000	993,600
Citigroup, Inc. (6.300% to 5-15-24, then 3 month LIBOR + 3.423%) 05/15/2024 (E)		2,090,000	2,275,488
CNO Financial Group, Inc.
4.500%, 05/30/2020		350,000	360,500
5.250%, 05/30/2025		1,790,000	1,901,875
Cooperatieve Rabobank UA
5.250%, 08/04/2045		330,000	389,262
Credit Agricole SA (8.125% to 12-23-25, then 5 Year U.S. Swap Rate + 6.185%) 12/23/2025 (A)(E)		1,000,000	1,185,000
DAE Funding LLC
4.500%, 08/01/2022 (A)		1,298,000	1,323,960
5.000%, 08/01/2024 (A)		1,030,000	1,053,175
Donnelley Financial Solutions, Inc.
8.250%, 10/15/2024		1,240,000	1,333,000
Fidelity & Guaranty Life Holdings, Inc.
6.375%, 04/01/2021 (A)		825,000	850,781
FirstCash, Inc.
5.375%, 06/01/2024 (A)		1,040,000	1,095,900
Galaxy Bidco, Ltd.
6.375%, 11/15/2020	GBP	1,070,000	1,411,982
Genworth Holdings, Inc.
4.900%, 08/15/2023		$750,000	637,500
7.700%, 06/15/2020		1,300,000	1,300,000
HSBC Holdings PLC (6.375% to
3-30-25, then 5 Year U.S. ISDAFIX +
4.368%) 03/30/2025 (E)		1,430,000	1,531,888
Ladder Capital Finance Holdings LLLP
5.250%, 03/15/2022 (A)		$760,000	$782,800
Navient Corp.
5.875%, 10/25/2024		1,030,000	1,040,815
6.500%, 06/15/2022		640,000	676,000
6.625%, 07/26/2021		720,000	767,700
6.750%, 06/25/2025		2,050,000	2,111,500
8.000%, 03/25/2020		1,000,000	1,103,750
Quicken Loans, Inc.
5.750%, 05/01/2025 (A)		1,580,000	1,655,050
The Royal Bank of Scotland Group PLC (8.625% to 8-15-21, then 5 Year U.S. Swap Rate + 7.598%) 08/15/2021 (E)		870,000	963,525
The Royal Bank of Scotland NV
7.750%, 05/15/2023		820,000	968,771
TMX Finance LLC
8.500%, 09/15/2018 (A)		1,760,000	1,623,600
HSBC Holdings PLC (6.375% to 9-17-24, then 5 Year U.S. ISDAFIX + 3.705%) 09/17/2024 (E)		680,000	722,500
			42,231,344
Health care – 7.8%
AMAG Pharmaceuticals, Inc.
7.875%, 09/01/2023 (A)		1,060,000	1,060,795
BioScrip, Inc.
8.875%, 02/15/2021 (B)		1,601,000	1,456,910
Centene Corp.
4.750%, 01/15/2025		2,260,000	2,333,450
Community Health Systems, Inc.
6.250%, 03/31/2023		1,410,000	1,420,575
8.000%, 11/15/2019		200,000	198,250
DaVita, Inc.
5.125%, 07/15/2024		80,000	81,650
DJO Finco, Inc.
8.125%, 06/15/2021 (A)		2,000,000	1,900,600
Greatbatch, Ltd.
9.125%, 11/01/2023 (A)		690,000	753,825
HCA, Inc.
4.500%, 02/15/2027		1,490,000	1,514,213
5.000%, 03/15/2024		120,000	127,500
5.250%, 06/15/2026		600,000	645,750
5.375%, 02/01/2025		1,800,000	1,899,000
5.500%, 06/15/2047		2,410,000	2,491,338
7.500%, 02/15/2022		440,000	507,100
Immucor, Inc.
11.125%, 02/15/2022 (A)(B)		170,000	177,225
Mallinckrodt International Finance SA
4.750%, 04/15/2023		139,000	121,278
5.500%, 04/15/2025 (A)		10,000	9,350
MPH Acquisition Holdings LLC
7.125%, 06/01/2024 (A)		2,000,000	2,145,000
Synlab Unsecured Bondco PLC
8.250%, 07/01/2023	EUR	780,000	1,030,044
Tenet Healthcare Corp.
4.375%, 10/01/2021		$390,000	396,338
6.750%, 06/15/2023 (B)		670,000	664,707
7.500%, 01/01/2022 (A)		770,000	831,600
8.125%, 04/01/2022		2,425,000	2,546,250
Universal Hospital Services, Inc.
7.625%, 08/15/2020		1,520,000	1,542,800
Valeant Pharmaceuticals International, Inc.
5.375%, 03/15/2020 (A)		90,000	88,819
5.500%, 03/01/2023 (A)		1,760,000	1,478,400

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

High Yield Fund (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Health care (continued)
Valeant Pharmaceuticals International, Inc. (continued)
5.625%, 12/01/2021 (A)		$2,060,000	$1,890,050
5.875%, 05/15/2023 (A)		2,720,000	2,318,800
6.125%, 04/15/2025 (A)		390,000	329,063
6.375%, 10/15/2020 (A)		950,000	940,785
6.500%, 03/15/2022 (A)		310,000	325,113
7.000% 10/01/2020 to 03/15/2024 (A)		2,990,000	3,053,288
7.500%, 07/15/2021 (A)		240,000	235,500
West Street Merger Sub, Inc.
6.375%, 09/01/2025 (A)		1,090,000	1,090,000
			37,605,366
Industrials – 11.8%
ACCO Brands Corp.
5.250%, 12/15/2024 (A)		920,000	947,600
Ahern Rentals, Inc.
7.375%, 05/15/2023 (A)		770,000	693,000
Allison Transmission, Inc.
5.000%, 10/01/2024 (A)		2,360,000	2,430,800
American Airlines 2013-2 Class B Pass Through Trust
5.600%, 01/15/2022 (A)		693,296	725,361
American Builders & Contractors Supply Company, Inc.
5.625%, 04/15/2021 (A)		304,000	312,360
5.750%, 12/15/2023 (A)		1,360,000	1,429,700
Ashtead Capital, Inc.
4.125%, 08/15/2025 (A)		460,000	471,500
4.375%, 08/15/2027 (A)		1,550,000	1,581,000
5.625%, 10/01/2024 (A)		510,000	546,271
Ausdrill Finance Pty, Ltd.
6.875%, 11/01/2019 (A)		470,000	478,225
BlueLine Rental Finance Corp.
9.250%, 03/15/2024 (A)		1,400,000	1,528,660
CBC Ammo LLC
7.250%, 11/15/2021 (A)		2,430,000	2,454,300
CD&R Waterworks Merger Sub LLC
6.125%, 08/15/2025 (A)		580,000	591,600
Continental Airlines 2000-1 Class B Pass Through Trust
8.388%, 05/01/2022		143	159
Covanta Holding Corp.
5.875%, 07/01/2025		1,100,000	1,091,750
Delta Air Lines 2007-1 Class B Pass
Through Trust
8.021%, 02/10/2024		808,030	921,154
Europcar Groupe SA
5.750%, 06/15/2022 (A)	EUR	800,000	1,005,884
Flexi-Van Leasing, Inc.
7.875%, 08/15/2018 (A)		$2,410,000	2,355,775
Garda World Security Corp.
7.250%, 11/15/2021 (A)		340,000	345,525
GFL Environmental, Inc.
9.875%, 02/01/2021 (A)		1,380,000	1,483,500
H&E Equipment Services, Inc.
5.625%, 09/01/2025 (A)		980,000	1,011,850
International Lease Finance Corp.
8.625%, 01/15/2022		1,770,000	2,182,126
Michael Baker Holdings LLC (8.875% Cash or 9.625% PIK) 8.875%, 04/15/2019 (A)		1,814,176	1,805,105
Navios Maritime Acquisition Corp.
8.125%, 11/15/2021 (A)		2,680,000	2,224,400
Neovia Logistics Services LLC
8.875%, 08/01/2020 (A)		700,000	588,000
Neovia Logistics Services LLC (10.000% Cash or 10.750% PIK) 10.750%, 04/01/2020 (A)		$1,069,065	$465,043
Park Aerospace Holdings, Ltd.
5.250%, 08/15/2022 (A)		1,720,000	1,788,800
5.500%, 02/15/2024 (A)		2,750,000	2,860,000
Park-Ohio Industries, Inc.
6.625%, 04/15/2027		850,000	901,000
Prime Security Services Borrower LLC
9.250%, 05/15/2023 (A)		960,000	1,060,800
Ritchie Bros Auctioneers, Inc.
5.375%, 01/15/2025 (A)		1,200,000	1,248,000
Standard Industries, Inc.
5.125%, 02/15/2021 (A)		510,000	527,850
5.500%, 02/15/2023 (A)		210,000	221,288
Tennant Company
5.625%, 05/01/2025 (A)		1,560,000	1,628,250
Terex Corp.
5.625%, 02/01/2025 (A)		1,420,000	1,483,900
The ADT Corp.
4.125%, 06/15/2023		510,000	516,375
6.250%, 10/15/2021		660,000	717,453
The Hertz Corp.
5.875%, 10/15/2020 (B)		1,400,000	1,344,000
United Airlines 2013-1 Class B Pass Through Trust
5.375%, 02/15/2023		2,030,756	2,132,294
United Rentals North America, Inc.
5.500% 07/15/2025 to 05/15/2027		3,300,000	3,519,600
5.750%, 11/15/2024		510,000	545,853
US Airways 2012-2 Class B Pass Through Trust
6.750%, 12/03/2022		1,347,921	1,484,735
West Corp.
5.375%, 07/15/2022 (A)		2,590,000	2,619,138
XPO CNW, Inc.
6.700%, 05/01/2034		820,000	787,200
XPO Logistics, Inc.
6.125%, 09/01/2023 (A)		1,453,000	1,516,569
6.500%, 06/15/2022 (A)		847,000	889,350
			57,463,103
Information technology – 2.0%
Alliance Data Systems Corp.
5.375%, 08/01/2022 (A)		1,420,000	1,451,950
CDK Global, Inc.
4.875%, 06/01/2027 (A)		490,000	497,350
CDW LLC
5.000%, 09/01/2025		960,000	1,000,800
CommScope Technologies LLC
5.000%, 03/15/2027 (A)		830,000	827,137
Dell International LLC
5.875%, 06/15/2021 (A)		1,000,000	1,048,450
7.125%, 06/15/2024 (A)		750,000	830,825
First Data Corp.
5.000%, 01/15/2024 (A)		1,820,000	1,892,800
7.000%, 12/01/2023 (A)		10,000	10,775
j2 Cloud Services LLC
6.000%, 07/15/2025 (A)		1,110,000	1,144,688
Match Group, Inc.
6.375%, 06/01/2024		710,000	771,238
			9,476,013
Materials – 8.3%
Alcoa Nederland Holding BV
6.750%, 09/30/2024 (A)		690,000	757,275

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

High Yield Fund (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Materials (continued)
Alcoa Nederland Holding BV (continued)
7.000%, 09/30/2026 (A)	$1,530,000	$1,709,775
Anglo American Capital PLC
4.125% 04/15/2021 to 09/27/2022 (A)	1,230,000	1,274,250
4.750%, 04/10/2027 (A)	400,000	420,000
4.875%, 05/14/2025 (A)	810,000	856,413
ArcelorMittal
6.125%, 06/01/2025 (B)	1,370,000	1,572,075
Arconic, Inc.
5.125%, 10/01/2024	993,000	1,052,580
Ardagh Packaging Finance PLC
4.625%, 05/15/2023 (A)	400,000	411,000
6.000%, 02/15/2025 (A)	1,870,000	1,984,538
7.250%, 05/15/2024 (A)	270,000	297,837
BHP Billiton Finance USA, Ltd. (6.750% to 10-19-25, then 5 Year U.S. Swap Rate + 5.093%) 10/19/2075 (A)	1,060,000	1,229,600
Cemex SAB de CV
5.700%, 01/11/2025 (A)	560,000	597,800
6.125%, 05/05/2025 (A)	550,000	594,660
Coeur Mining, Inc.
5.875%, 06/01/2024 (A)	710,000	710,000
First Quantum Minerals, Ltd.
7.250%, 04/01/2023 (A)	1,000,000	1,027,500
7.500%, 04/01/2025 (A)	1,500,000	1,535,625
Freeport-McMoRan, Inc.
3.550%, 03/01/2022	1,090,000	1,071,606
5.450%, 03/15/2043	350,000	326,375
6.625%, 05/01/2021	650,000	667,063
6.750%, 02/01/2022	430,000	450,425
6.875%, 02/15/2023	1,950,000	2,113,313
HIG BBC Intermediate Holdings LLC (10.500% Cash or 11.250% PIK)
10.500%, 09/15/2018 (A)	977,096	991,752
Hudbay Minerals, Inc.
7.250%, 01/15/2023 (A)	1,010,000	1,085,750
7.625%, 01/15/2025 (A)	1,810,000	1,995,525
Mercer International, Inc.
6.500%, 02/01/2024 (A)	1,450,000	1,511,625
Midwest Vanadium Pty, Ltd.
11.500%, 02/15/2018 (A)(D)	1,996,329	34,936
Novelis Corp.
5.875%, 09/30/2026 (A)	920,000	959,100
Pactiv LLC
7.950%, 12/15/2025	1,710,000	1,913,063
8.375%, 04/15/2027	1,360,000	1,540,200
Reynolds Group Issuer, Inc.
5.125%, 07/15/2023 (A)	670,000	698,267
Steel Dynamics, Inc.
5.000%, 12/15/2026	613,000	648,248
Summit Materials LLC
5.125%, 06/01/2025 (A)	520,000	533,000
Teck Resources, Ltd.
4.750%, 01/15/2022	1,020,000	1,069,776
6.250%, 07/15/2041	1,440,000	1,584,000
US Concrete, Inc.
6.375%, 06/01/2024	1,870,000	2,019,600
Valvoline, Inc.
4.375%, 08/15/2025 (A)	570,000	574,988
5.500%, 07/15/2024 (A)	1,300,000	1,379,625
Venator Finance Sarl
5.750%, 07/15/2025 (A)	890,000	912,250
		40,111,415
Real estate – 1.3%
CoreCivic, Inc.
4.125%, 04/01/2020	$180,000	$184,050
4.625%, 05/01/2023	270,000	274,050
5.000%, 10/15/2022	870,000	900,450
CTR Partnership LP
5.250%, 06/01/2025	1,410,000	1,455,825
Greystar Real Estate Partners LLC
8.250%, 12/01/2022 (A)	1,310,000	1,404,975
Sabra Health Care LP
5.125%, 08/15/2026	580,000	595,325
The GEO Group, Inc.
5.125%, 04/01/2023	10,000	10,038
5.875%, 10/15/2024	1,170,000	1,210,950
Uniti Group LP
6.000%, 04/15/2023 (A)	350,000	350,875
8.250%, 10/15/2023	80,000	78,168
		6,464,706
Telecommunication services – 9.1%
CenturyLink, Inc.
5.625%, 04/01/2025	740,000	703,925
6.450%, 06/15/2021	990,000	1,035,788
Cogent Communications Group, Inc.
5.375%, 03/01/2022 (A)	2,310,000	2,413,950
Frontier Communications Corp.
11.000%, 09/15/2025	1,940,000	1,692,650
Intelsat Jackson Holdings SA
5.500%, 08/01/2023	1,980,000	1,653,300
7.250%, 10/15/2020	550,000	523,531
8.000%, 02/15/2024 (A)	2,210,000	2,379,176
Level 3 Financing, Inc.
5.250%, 03/15/2026	880,000	899,800
5.625%, 02/01/2023	430,000	442,900
Oi Brasil Holdings Cooperatief UA
5.750%, 02/10/2022 (A)(D)	2,260,000	774,050
SFR Group SA
6.250%, 05/15/2024 (A)	810,000	853,538
7.375%, 05/01/2026 (A)	3,980,000	4,298,480
Sprint Capital Corp.
8.750%, 03/15/2032	4,504,000	5,584,960
Sprint Communications, Inc.
11.500%, 11/15/2021	1,811,000	2,295,443
Sprint Corp.
7.250%, 09/15/2021	1,310,000	1,444,275
7.625%, 02/15/2025	440,000	497,200
7.875%, 09/15/2023	5,320,000	6,078,792
Telecom Italia SpA
5.303%, 05/30/2024 (A)	2,781,000	3,010,433
T-Mobile USA, Inc.
6.000%, 04/15/2024	250,000	265,938
6.500%, 01/15/2026	2,230,000	2,469,725
Windstream Services LLC
7.500%, 04/01/2023 (B)	2,510,000	1,938,975
7.750% 10/15/2020 to 10/01/2021	990,000	847,475
Ziggo Secured Finance BV
5.500%, 01/15/2027 (A)	2,180,000	2,248,125
		44,352,429
Utilities – 1.4%
Miran Mid-Atlantic Series C Pass
Through Trust
10.060%, 12/30/2028	1,948,589	1,851,159
NRG Energy, Inc.
6.625%, 01/15/2027	320,000	336,000
7.250%, 05/15/2026	70,000	75,250

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

High Yield Fund (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Utilities (continued)
NRG REMA LLC
9.681%, 07/02/2026	$4,000,000	$2,880,000
Red Oak Power LLC
9.200%, 11/30/2029	720,000	795,600
Suburban Propane Partners LP
5.875%, 03/01/2027	920,000	906,200
		6,844,209
TOTAL CORPORATE BONDS (Cost
$428,441,389)		$433,191,427
CONVERTIBLE BONDS – 1.0%
Energy – 0.3%
Chesapeake Energy Corp.
5.500%, 09/15/2026 (A)	530,000	442,219
Oasis Petroleum, Inc.
2.625%, 09/15/2023	140,000	129,675
Whiting Petroleum Corp.
1.250%, 04/01/2020	1,110,000	942,113
		1,514,007
Health care – 0.1%
Jazz Investments I Ltd.
1.500%, 08/15/2024 (A)	770,000	760,375
Information technology – 0.6%
Akamai Technologies, Inc.
2.034%, 02/15/2019 (F)	480,000	465,900
Finisar Corp.
0.500%, 12/15/2036 (A)	380,000	365,275
Microchip Technology, Inc.
1.625%, 02/15/2027 (A)	770,000	916,300
2.250%, 02/15/2037 (A)	120,000	141,750
ON Semiconductor Corp.
1.625%, 10/15/2023 (A)	750,000	834,844
		2,724,069
TOTAL CONVERTIBLE BONDS (Cost
$4,954,887)		$4,998,451
TERM LOANS (G) – 3.1%
Consumer discretionary – 1.0%
CWGS Group LLC (1 month LIBOR + 3.750%) 4.981%, 11/08/2023	2,298,450	2,313,781
Laureate Education, Inc. (1 month LIBOR + 4.500%) 5.739%, 04/26/2024	987,525	991,228
Spencer Gifts LLC (2 month LIBOR + 8.250%) 9.510%, 06/29/2022	1,440,000	1,006,200
TOMS Shoes LLC (3 month LIBOR + 5.500%) 6.820%, 10/28/2020	1,173,000	469,200
		4,780,409
Energy – 1.1%
Chesapeake Energy Corp. (3 month LIBOR + 7.500%) 8.814%, 08/23/2021	840,000	891,803
Eastern Power LLC (1 month LIBOR + 3.750%) 4.989%, 10/02/2023	1,394,659	1,396,179
Hercules Offshore, Inc.
10.500%, 05/06/2020 (D)	590,813	443,110
Magnum Hunter Resources Corp. (3
month LIBOR + 7.000%) 8.312%,
05/06/2019 (C)	442,739	438,311
Murray Energy Corp. (3 month LIBOR +
7.250%) 8.546%, 04/16/2020	824,192	752,075
Panda Temple Power LLC
7.250%, 03/04/2022 (D)	1,627,413	1,131,052
Westmoreland Coal Company (3 month
LIBOR + 6.500%) 7.796%,
12/16/2020	$392,479	$298,284
		5,350,814
Health care – 0.8%
Immucor, Inc. (1 month LIBOR +
5.000%) 6.239%, 06/15/2021	846,547	857,129
Lantheus Medical Imaging, Inc. (1 month
LIBOR + 4.500%) 5.739%,
06/30/2022	1,037,400	1,041,726
Radnet Management, Inc. (Prime rate and
3 month LIBOR + 2.750% and
3.750%) 5.085%, 06/30/2023	1,710,000	1,707,863
		3,606,718
Information technology – 0.2%
Ancestry.com Operations, Inc. (1 month
LIBOR + 8.250%) 9.490%,
10/19/2024	1,035,000	1,046,644
TOTAL TERM LOANS (Cost $16,477,904)		$14,784,585
COLLATERALIZED MORTGAGE
OBLIGATIONS – 0.5%
Commercial and residential – 0.5%
Commercial Mortgage Trust (Cantor
Fitzgerald/Deutsche Bank)
Series 2015-LC21, Class E
3.250%, 07/10/2048 (A)	1,400,000	823,099
JPMBB Commercial Mortgage Securities Trust
Series 2015-C31, Class E
4.772%, 08/15/2048 (A)(H)	1,100,000	715,018
Wells Fargo Commercial Mortgage Trust
Series 2015-C28, Class E
3.000%, 05/15/2048 (A)	1,200,000	676,939
		2,215,056
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $2,482,280)		$2,215,056
COMMON STOCKS – 1.6%
Consumer discretionary – 0.2%
Bossier Casino Venture Holdco, Inc. (A)(C)(I)	163,507	642,583
New Cotai LLC (C)(I)	11	227,019
Energy – 1.4%
Berry Petroleum Company LLC (I)	187,964	1,691,676
Blue Ridge Mountain Resources, Inc. (I)	225,352	2,028,168
Hercules Offshore, Inc. (C)(I)	120,022	45,559
KCAD Holdings I, Ltd. (C)(I)	752,218,031	2,482,320
MWO Holdings LLC (C)(I)	1,134	589,782
Industrials – 0.0%
Jack Cooper Holdings Corp. (C)(I)	2,163	0
Tricer Holdco SCA (C)(I)	79,355	141,252
TOTAL COMMON STOCKS (Cost
$23,347,662)		$7,848,359
PREFERRED SECURITIES – 1.3%
Energy – 0.5%
Berry Petroleum Company LLC (I)	204,426	2,044,260
Sanchez Energy Corp., 6.500%	35,350	613,323
Financials – 0.7%
GMAC Capital Trust I (3 month LIBOR
+ 5.785%), 6.967% (H)	125,100	3,267,612

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

High Yield Fund (continued)

	Shares or
	Principal
	Amount	Value
PREFERRED
SECURITIES (continued)
Industrials – 0.1%
Tricer Holdco SCA (C)(I)	35,269,200	$352,692
Materials – 0.0%
Berry Plastics Group, Inc. (I)	3,062	29,336
TOTAL PREFERRED SECURITIES (Cost
$9,230,348)		$6,307,223
ESCROW CERTIFICATES – 0.0%
Magellan Health, Inc., 9.750%,
05/15/2020 (C)(I)	$4,380,000	1,134
TOTAL ESCROW CERTIFICATES (Cost $0)		$1,134
SECURITIES LENDING COLLATERAL – 2.9%
John Hancock Collateral Trust,
1.2169% (J)(K)	1,386,782	13,875,443
TOTAL SECURITIES LENDING
COLLATERAL (Cost $13,877,249)		$13,875,443
SHORT-TERM INVESTMENTS – 0.3%
Money market funds – 0.3%
State Street Institutional Treasury Plus
Money Market Fund, Premier Class,
0.9315% (J)	1,715,383	1,715,383
TOTAL SHORT-TERM INVESTMENTS (Cost $1,715,383)		$1,715,383
Total Investments (High Yield Fund)
(Cost $506,023,843) – 101.0%		$490,321,604
Other assets and liabilities, net – (1.0%)		(4,752,455)
TOTAL NET ASSETS – 100.0%		$485,569,149

Currency Abbreviations
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
IDR	Indonesian Rupiah
MXN	Mexican Peso

Security Abbreviations and Legend
CMT	Constant Maturity Treasury
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $237,780,693 or 49.0% of the fund’s net assets as of 8-31-17.
(B)	A portion of this security is on loan as of 8-31-17.
(C)	Security is valued using significant unobservable inputs.
(D)	Non-income producing - Issuer is in default.
(E)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(F)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.
(G)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(H)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(I)	Non-income producing security.
(J)	The rate shown is the annualized seven-day yield as of 8-31-17.
(K)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

DERIVATIVES

FUTURES

						Unrealized
	Number of		Expiration	Notional	Notional	appreciation
Open contracts	contracts	Position	date	basis*	value*	(depreciation)
5-Year U.S. Treasury Note Futures	177	Long	Dec 2017	$20,929,868	$20,974,500	$44,632
U.S. Treasury Long Bond Futures	16	Short	Dec 2017	(2,484,928)	(2,497,500)	(12,572)
						$32,060

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

FORWARD FOREIGN CURRENCY CONTRACTS

					Contractual
					settlement	Unrealized	Unrealized
Contract to buy		Contract to sell		Counterparty (OTC)	date	appreciation	depreciation
EUR	5,113,066	USD	5,890,907	Barclays Bank PLC	10/19/2017	$210,268	—
USD	1,429,971	CAD	1,838,521	Barclays Bank PLC	10/19/2017	—	($43,051)
USD	1,183,189	EUR	1,026,357	Barclays Bank PLC	10/19/2017	—	(41,512)
USD	2,697,694	GBP	2,079,388	Barclays Bank PLC	10/19/2017	4,814	—
						$215,082	($84,563)

Derivatives currency abbreviations
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

USD	U.S. Dollar

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.

International Growth Stock Fund

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 92.8%
Australia - 4.6%
Amcor, Ltd.	1,560,664	$20,045,600
Brambles, Ltd.	1,521,310	11,285,251
CSL, Ltd.	61,255	6,269,165
		37,600,016
Brazil - 6.4%
B3 SA - Brasil Bolsa Balcao	2,481,240	17,435,719
Banco Bradesco SA, ADR	1,310,608	13,944,869
Cielo SA	1,879,222	13,390,393
Kroton Educacional SA	1,425,410	8,137,179
		52,908,160
Canada - 8.4%
Canadian National Railway Company	112,565	9,124,188
Cenovus Energy, Inc.	739,797	5,788,041
CGI Group, Inc., Class A (A)	383,896	19,530,661
Fairfax Financial Holdings, Ltd.	12,868	6,688,578
Great-West Lifeco, Inc.	250,060	6,926,587
PrairieSky Royalty, Ltd.	378,454	8,891,964
Suncor Energy, Inc.	393,625	12,334,371
		69,284,390
China - 0.8%
Baidu, Inc., ADR (A)	30,573	6,972,173
Denmark - 1.9%
Carlsberg A/S, Class B	136,788	15,721,865
France - 4.3%
Essilor International SA	68,824	8,692,566
Pernod Ricard SA	62,425	8,535,312
Publicis Groupe SA	8,251	556,809
Schneider Electric SE (A)	213,240	17,195,845
		34,980,532
Germany - 10.0%
Allianz SE	78,322	16,786,435
Deutsche Boerse AG	217,509	23,270,520
Deutsche Post AG	228,261	9,478,622
GEA Group AG	153,933	6,784,095
ProSiebenSat.1 Media SE	83,142	2,788,915
SAP SE	217,077	22,782,576
		81,891,163
Hong Kong - 3.6%
CK Hutchison Holdings, Ltd.	1,441,872	18,904,040
Galaxy Entertainment Group, Ltd.	1,689,910	10,647,986
		29,552,026
Israel - 0.7%
Teva Pharmaceutical
Industries, Ltd., ADR	351,858	5,580,468
Italy - 1.1%
Intesa Sanpaolo SpA (Milan
Stock Exchange)	2,672,425	9,047,503
Japan - 6.4%
FANUC Corp.	32,088	6,234,137
Japan Tobacco, Inc.	426,400	14,606,387
Kao Corp.	123,100	7,695,694
Keyence Corp.	13,646	7,114,447
Komatsu, Ltd.	166,817	4,502,049
Yahoo Japan Corp.	2,610,800	11,986,024
		52,138,738
Mexico - 2.9%
Fomento Economico Mexicano SAB de
CV, ADR	178,430	17,853,706
Grupo Televisa SAB, ADR	223,657	$5,777,060
		23,630,766
Netherlands - 2.7%
ING Groep NV	342,700	6,083,186
Royal Dutch Shell PLC, B Shares	220,749	6,161,199
Wolters Kluwer NV	217,830	9,516,608
		21,760,993
Singapore - 1.6%
United Overseas Bank, Ltd.	746,934	13,245,053
South Korea - 2.5%
NAVER Corp.	20,833	13,973,535
Samsung Electronics Company, Ltd.	3,185	6,556,359
		20,529,894
Spain - 1.5%
Amadeus IT Group SA	202,172	12,550,951
Sweden - 2.9%
Getinge AB, B Shares	231,459	4,302,572
Investor AB, B Shares	372,267	17,415,453
Telefonaktiebolaget LM Ericsson,
B Shares	286,966	1,682,920
		23,400,945
Switzerland - 7.0%
Cie Financiere Richemont SA	95,360	8,524,615
Julius Baer Group, Ltd. (A)	256,506	14,343,408
Kuehne + Nagel International AG	27,655	5,011,659
Novartis AG	96,214	8,111,529
Roche Holding AG	40,287	10,235,750
UBS Group AG (A)	677,286	11,159,570
		57,386,531
Taiwan - 2.5%
Taiwan Semiconductor
Manufacturing Company, Ltd.	2,894,000	20,829,564
Thailand - 1.8%
Kasikornbank PCL, NVDR	2,368,800	14,367,389
Turkey - 1.1%
Akbank Turk AS	3,086,547	9,257,219
United Kingdom - 15.6%
British American Tobacco PLC	265,391	16,556,354
Compass Group PLC	726,904	15,543,911
Informa PLC	1,143,428	10,230,504
Lloyds Banking Group PLC	13,883,049	11,443,661
Next PLC	177,871	9,505,980
RELX PLC	980,653	21,442,961
Sky PLC	913,189	11,293,844
Smith & Nephew PLC	577,575	10,448,426
Standard Life Aberdeen PLC	1,179,489	6,554,405
Unilever NV	247,551	14,737,733
		127,757,779
United States - 2.5%
Broadcom, Ltd.	82,723	20,851,988
TOTAL COMMON STOCKS (Cost
$567,619,807)		$761,246,106
RIGHTS - 0.0%
Getinge AB (Expiration Date: 9-15-17;
Strike Price: SEK 127.00) (A)	231,459	85,642
TOTAL RIGHTS (Cost $0)		$85,642

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

International Growth Stock Fund (continued)

	Shares or
	Principal
	Amount	Value
SHORT-TERM
INVESTMENTS - 3.8%
Money market funds - 3.8%
JPMorgan U.S. Treasury Plus Money
Market Fund, Institutional Class,
0.8600% (B)	31,436,023	$31,436,023
TOTAL SHORT-TERM INVESTMENTS
(Cost $31,436,023)		$31,436,023
Total Investments (International Growth Stock Fund)
(Cost $599,055,830) - 96.6%		$792,767,771
Other assets and liabilities, net - 3.4%		27,951,734
TOTAL NET ASSETS - 100.0%		$820,719,505

Currency Abbreviations
SEK	Swedish Krona
Security Abbreviations and Legend
ADR	American Depositary Receipt
NVDR	Non-Voting Depositary Receipt
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 8-31-17.

International Small Cap Fund

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 94.2%
Belgium - 2.2%
Barco NV	93,520	$9,123,607
Ontex Group NV	124,320	4,241,289
		13,364,896
Brazil - 1.7%
Grendene SA	510,900	4,421,086
M Dias Branco SA	370,600	5,780,599
		10,201,685
Canada - 8.1%
Alamos Gold, Inc., Class A	640,400	5,334,532
Badger Daylighting, Ltd. (A)	389,200	9,013,545
Canaccord Genuity Group, Inc.	1,176,006	4,426,209
Canada Goose Holdings, Inc. (B)	50,800	888,466
Canadian Western Bank (A)	286,015	6,642,190
Genworth MI Canada, Inc. (A)	152,900	4,404,255
Gran Tierra Energy, Inc. (B)	1,495,200	3,065,235
Laurentian Bank of Canada	57,700	2,595,403
Mullen Group, Ltd.	463,670	5,684,715
Russel Metals, Inc.	211,300	4,402,824
ShawCor, Ltd.	188,600	3,836,188
		50,293,562
China - 4.3%
China ZhengTong Auto Services Holdings, Ltd.	6,568,500	6,215,459
Goodbaby International Holdings, Ltd.	11,195,000	5,966,592
Greatview Aseptic Packaging Company, Ltd.	9,535,000	5,859,570
Hollysys Automation Technologies, Ltd.	90,286	1,836,417
Shanghai Haohai Biological Technology Company, Ltd., H Shares (C)	686,300	3,375,779
Xtep International Holdings, Ltd.	9,927,500	3,531,128
		26,784,945
Finland - 3.4%
Amer Sports OYJ (B)	403,458	10,668,809
Huhtamaki OYJ	264,427	10,289,922
		20,958,731
France - 0.3%
Beneteau SA	101,058	$1,617,904
Germany - 3.2%
Gerresheimer AG	122,714	9,664,152
Jenoptik AG	345,831	10,146,207
		19,810,359
Hong Kong - 4.3%
PAX Global Technology, Ltd.	3,379,300	1,872,882
Stella International Holdings, Ltd.	2,404,500	4,262,417
Techtronic Industries Company, Ltd.	2,336,700	12,107,265
Value Partners Group, Ltd.	7,299,000	6,345,024
Vinda International Holdings, Ltd.	1,215,000	2,159,530
		26,747,118
India - 2.2%
Dewan Housing Finance Corp., Ltd.	1,425,242	11,283,994
Jain Irrigation Systems, Ltd.	1,610,568	2,486,060
		13,770,054
Italy - 5.0%
Azimut Holding SpA	193,412	4,087,868
Interpump Group SpA	404,349	11,773,461
Technogym SpA (C)	1,294,877	11,328,626
Tod’s SpA (A)	50,393	3,606,375
		30,796,330
Japan - 19.1%
Anicom Holdings, Inc. (A)	276,900	7,264,171
Asahi Company, Ltd.	234,300	2,623,886
Asics Corp.	468,200	7,059,902
Bunka Shutter Company, Ltd.	454,700	3,457,574
Capcom Company, Ltd.	237,100	5,912,587
Daibiru Corp.	582,600	6,119,127
Descente, Ltd.	343,960	4,417,618
Dowa Holdings Company, Ltd.	1,093,000	8,236,117
Fuji Oil Holdings, Inc.	273,800	7,691,571
IDOM, Inc. (A)	805,200	5,257,918
Kobayashi Pharmaceutical Company, Ltd.	189,100	11,794,543
KYB Corp.	548,000	3,040,710
Meitec Corp.	219,711	10,159,350
Nachi-Fujikoshi Corp.	939,000	4,982,657
Nihon Parkerizing Company, Ltd.	343,300	5,024,818
Square Enix Holdings Company, Ltd.	97,500	3,438,236
TechnoPro Holdings, Inc.	135,700	6,203,535
Tsumura & Company	298,600	11,304,620
Ushio, Inc.	287,600	3,908,314
		117,897,254
Luxembourg - 2.6%
Grand City Properties SA	300,717	6,555,824
Stabilus SA	112,546	9,651,216
		16,207,040
Netherlands - 5.7%
Aalberts Industries NV	218,579	9,728,754
Accell Group	147,852	4,541,902
Arcadis NV	410,310	8,917,631
Beter Bed Holding NV	174,420	3,145,853
Refresco Group NV (C)	465,772	9,065,084
		35,399,224
Norway - 1.7%
Ekornes ASA	216,550	3,058,320
Tomra Systems ASA	497,609	7,499,264
		10,557,584
Philippines - 0.5%
Vista Land & Lifescapes, Inc.	25,009,100	2,910,636

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

International Small Cap Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Poland - 0.9%
CCC SA	78,920	$5,802,015
Singapore - 0.1%
Sakari Resources, Ltd. (B)(D)	1,380,000	742,948
South Korea - 3.4%
BNK Financial Group, Inc.	648,756	5,679,239
DGB Financial Group, Inc.	793,509	7,747,679
Hyundai Mipo Dockyard
Company, Ltd. (B)	39,829	3,579,412
Korea Investment Holdings
Company, Ltd.	70,829	4,136,293
		21,142,623
Spain - 1.3%
Construcciones y Auxiliar de
Ferrocarriles SA	185,775	7,739,732
Sweden - 3.8%
Bulten AB	200,013	3,071,981
Cloetta AB, B Shares	897,190	3,400,705
Duni AB	201,770	3,072,568
Tethys Oil AB	447,764	3,017,391
Thule Group AB (C)	560,400	10,729,770
		23,292,415
Switzerland - 5.0%
Basilea Pharmaceutica AG (A)(B)	32,571	2,776,849
Bucher Industries AG	33,910	11,940,974
Logitech International SA (A)	174,240	6,157,642
Tecan Group AG	18,920	3,793,287
Vontobel Holding AG	101,314	6,458,155
		31,126,907
Taiwan - 4.7%
Chicony Electronics Company, Ltd.	2,663,564	6,702,064
Giant Manufacturing Company, Ltd.	914,746	4,631,391
King Yuan Electronics Company, Ltd.	5,514,000	5,356,047
Merida Industry Company, Ltd.	773,000	3,402,117
Tripod Technology Corp.	2,393,000	8,987,067
		29,078,686
Thailand - 0.3%
Tisco Financial Group PCL, NVDR	684,000	1,541,576
Turkey - 0.3%
Mavi Giyim Sanayi ve Ticaret AS,
Class B (B)(C)	145,100	1,928,449
United Kingdom - 10.1%
Bellway PLC	74,047	3,073,339
Bovis Homes Group PLC	212,440	2,900,846
DFS Furniture PLC	1,237,827	3,810,778
Foxtons Group PLC (A)	3,163,846	3,635,038
Greggs PLC	556,270	8,661,896
Laird PLC	2,646,410	4,837,653
LivaNova PLC (A)(B)	88,111	5,513,986
Man Group PLC	4,424,378	9,580,639
Oxford Instruments PLC	562,214	7,629,134
SIG PLC	3,681,815	8,463,544
Vectura Group PLC (B)	2,790,220	3,956,472
		62,063,325
TOTAL COMMON STOCKS (Cost
$412,333,031)		$581,775,998
PREFERRED SECURITIES - 0.6%
Brazil - 0.6%
Alpargatas SA	908,200	3,981,498
TOTAL PREFERRED SECURITIES (Cost $2,284,645)		$3,981,498
EXCHANGE-TRADED
FUNDS - 0.9%
iShares MSCI EAFE Small-Cap ETF	94,900	$5,716,776
TOTAL EXCHANGE-TRADED FUNDS (Cost $5,666,988)		$5,716,776
SECURITIES LENDING COLLATERAL - 5.7%
John Hancock Collateral Trust,
1.2169% (E)(F)	3,495,581	34,976,780
TOTAL SECURITIES LENDING
COLLATERAL (Cost $34,973,760)		$34,976,780
SHORT-TERM
INVESTMENTS - 3.2%
U.S. Government Agency - 3.2%
Federal Home Loan Bank Discount Note
0.900%, 09/01/2017 *	$19,800,000	19,800,000
TOTAL SHORT-TERM INVESTMENTS
(Cost $19,800,000)		$19,800,000
Total Investments (International Small Cap Fund)
(Cost $475,058,424) - 104.6%		$646,251,052
Other assets and liabilities, net - (4.6%)		(28,551,232)
TOTAL NET ASSETS - 100.0%		$617,699,820

Security Abbreviations and Legend
NVDR	Non-Voting Depositary Receipt
(A)	A portion of this security is on loan as of 8-31-17.
(B)	Non-income producing security.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	Security is valued using significant unobservable inputs.
(E)	The rate shown is the annualized seven-day yield as of 8-31-17.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

International Strategic Equity Allocation Fund

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 93.2%
Australia - 4.1%
AGL Energy, Ltd.	56,301	$1,075,951
Alumina, Ltd. (A)	203,225	343,220
Amcor, Ltd.	96,797	1,243,287
AMP, Ltd.	248,712	1,010,442
APA Group	92,258	650,508
Aristocrat Leisure, Ltd.	45,812	771,416
ASX, Ltd.	16,069	699,575
Aurizon Holdings, Ltd.	171,401	675,180
AusNet Services	139,021	192,473
Australia & New Zealand Banking
Group, Ltd. (A)	246,680	5,774,506
Bank of Queensland, Ltd.	32,204	322,894
Bendigo & Adelaide Bank, Ltd.	39,650	376,999
BHP Billiton PLC	74,881	1,425,552
BHP Billiton, Ltd.	269,818	5,873,716
BlueScope Steel, Ltd.	48,493	419,741
Boral, Ltd.	98,784	525,756
Brambles, Ltd.	133,276	988,657

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Australia (continued)
Caltex Australia, Ltd.	21,360	$568,064
Challenger, Ltd.	48,093	480,877
CIMIC Group, Ltd.	8,171	273,530
Coca-Cola Amatil, Ltd.	47,903	307,005
Cochlear, Ltd.	4,752	591,895
Commonwealth Bank of Australia (A)	144,646	8,738,685
Computershare, Ltd.	38,922	435,530
Crown Resorts, Ltd.	33,918	313,242
CSL, Ltd.	38,247	3,914,403
Dexus	84,509	645,791
Domino’s Pizza Enterprises, Ltd. (A)	5,268	181,030
Flight Centre Travel Group, Ltd. (A)	4,722	181,916
Fortescue Metals Group, Ltd.	132,291	636,519
Goodman Group	149,310	986,658
Harvey Norman Holdings, Ltd. (A)	46,405	150,784
Healthscope, Ltd.	146,660	202,889
Incitec Pivot, Ltd.	143,263	380,094
Insurance Australia Group, Ltd.	208,346	1,063,225
LendLease Group	46,621	616,221
Macquarie Group, Ltd.	27,262	1,886,745
Medibank Pvt., Ltd.	241,609	584,893
Mirvac Group	307,054	567,954
National Australia Bank, Ltd. (A)	224,892	5,406,903
Newcrest Mining, Ltd.	63,465	1,163,300
Oil Search, Ltd.	113,042	606,102
Orica, Ltd.	31,874	517,321
Origin Energy, Ltd. (B)	148,613	907,154
Qantas Airways, Ltd.	39,423	179,443
QBE Insurance Group, Ltd.	118,859	987,062
Ramsay Health Care, Ltd.	11,801	641,140
REA Group, Ltd.	4,374	230,855
Santos, Ltd. (B)	158,316	476,643
Scentre Group	446,175	1,372,311
SEEK, Ltd.	27,750	370,123
Sonic Healthcare, Ltd.	32,981	574,389
South32, Ltd.	447,976	1,048,214
Stockland	201,236	709,874
Suncorp Group, Ltd.	113,052	1,173,973
Sydney Airport	91,289	537,711
Tabcorp Holdings, Ltd.	68,660	224,547
Tatts Group, Ltd.	109,257	357,392
Telstra Corp., Ltd.	350,109	1,021,720
The GPT Group	149,656	596,266
TPG Telecom, Ltd. (A)	31,193	136,295
Transurban Group	171,436	1,661,880
Treasury Wine Estates, Ltd.	61,972	713,727
Vicinity Centres	280,951	585,891
Wesfarmers, Ltd.	94,811	3,214,188
Westfield Corp. (A)	165,112	976,559
Westpac Banking Corp. (A)	281,880	7,015,307
Woodside Petroleum, Ltd.	62,968	1,449,003
Woolworths, Ltd.	108,165	2,237,051
		83,170,167
Austria - 0.4%
ANDRITZ AG	15,542	846,355
Erste Group Bank AG (B)	64,651	2,734,284
OMV AG	31,537	1,814,310
Raiffeisen Bank International AG (B)	31,879	1,046,710
voestalpine AG	24,290	1,260,499
		7,702,158
Belgium - 0.9%
Ageas	22,737	1,055,561
Anheuser-Busch InBev SA	85,144	10,083,671
Colruyt SA	6,456	$358,489
Groupe Bruxelles Lambert SA	8,912	907,166
KBC Groep NV	27,989	2,300,754
Proximus SADP	16,845	593,895
Solvay SA	8,333	1,209,529
Telenet Group Holding NV (B)	5,825	394,514
UCB SA	14,115	974,371
Umicore SA (A)	10,636	794,106
		18,672,056
Brazil - 1.2%
Ambev SA	573,800	3,620,143
B3 SA - Brasil Bolsa Balcao	251,020	1,763,922
Banco Bradesco SA	111,660	1,143,967
Banco do Brasil SA	105,000	1,024,032
Banco Santander Brasil SA	51,200	456,073
BB Seguridade Participacoes SA	88,000	774,929
BR Malls Participacoes SA	101,535	438,673
BRF SA (B)	54,200	732,114
CCR SA	148,500	823,676
Centrais Eletricas Brasileiras SA (B)	27,000	151,132
Cia de Saneamento Basico do Estado de Sao Paulo	41,800	426,917
Cia Siderurgica Nacional SA (B)	77,100	212,843
Cielo SA	148,660	1,059,277
Cosan SA Industria e Comercio	19,600	240,280
CPFL Energia SA	29,100	250,431
Duratex SA	38,600	105,456
EDP - Energias do Brasil SA	35,100	169,933
Embraer SA	80,500	458,524
Engie Brasil Energia SA	19,200	220,188
Equatorial Energia SA	23,600	458,228
Fibria Celulose SA	30,400	403,582
Hypermarcas SA	41,900	392,798
JBS SA	100,500	276,803
Klabin SA	70,700	384,511
Kroton Educacional SA	168,800	963,622
Localiza Rent a Car SA	20,305	384,123
Lojas Americanas SA	22,100	101,378
Lojas Renner SA	86,090	836,874
M Dias Branco SA	12,700	198,094
Multiplan Empreendimentos Imobiliarios SA	10,200	236,834
Natura Cosmeticos SA	21,000	196,801
Odontoprev SA	31,600	148,772
Petroleo Brasileiro SA (B)	362,600	1,609,201
Porto Seguro SA	15,300	168,901
Qualicorp SA	27,200	301,133
Raia Drogasil SA	27,900	614,662
Rumo SA (B)	99,400	326,192
Sul America SA	24,396	139,346
TIM Participacoes SA	103,600	371,240
Transmissora Alianca de Energia Eletrica SA	21,700	155,106
Ultrapar Participacoes SA	43,400	1,012,669
Vale SA	116,000	1,292,717
WEG SA	67,300	437,428
		25,483,525
Canada - 7.4%
Agnico Eagle Mines, Ltd.	25,573	1,310,853
Agrium, Inc.	15,945	1,563,919
Alimentation Couche-Tard, Inc., Class B	47,944	2,289,410
AltaGas, Ltd. (A)	19,888	441,000
ARC Resources, Ltd.	41,127	540,126

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Canada (continued)
Atco, Ltd., Class I	9,637	$355,074
Bank of Montreal	74,101	5,317,470
Barrick Gold Corp.	131,676	2,371,486
BCE, Inc.	18,655	887,971
BlackBerry, Ltd. (B)	58,858	545,335
Bombardier, Inc., Class B (B)	222,229	444,903
Brookfield Asset Management, Inc., Class A (A)	101,521	4,015,313
CAE, Inc.	33,091	546,151
Cameco Corp.	45,830	459,493
Canadian Imperial Bank of Commerce	49,391	4,149,437
Canadian National Railway Company	86,465	7,008,598
Canadian Natural Resources, Ltd.	125,889	3,878,238
Canadian Pacific Railway, Ltd.	16,777	2,610,562
Canadian Tire Corp., Ltd., Class A	7,828	926,509
Canadian Utilities, Ltd., Class A	15,884	495,059
CCL Industries, Inc., Class B	16,220	752,452
Cenovus Energy, Inc. (A)	116,890	914,527
CGI Group, Inc., Class A (B)	24,967	1,270,193
CI Financial Corp. (A)	32,283	706,801
Constellation Software, Inc.	2,324	1,292,246
Crescent Point Energy Corp. (A)	63,314	434,515
Dollarama, Inc.	12,581	1,239,915
ECN Capital Corp.	6,400	19,373
Element Fleet Management Corp.	46,463	348,263
Emera, Inc.	7,598	291,812
Empire Company, Ltd.	20,416	343,169
Enbridge, Inc.	184,271	7,366,413
Encana Corp.	110,811	1,033,792
Fairfax Financial Holdings, Ltd.	3,308	1,719,445
Finning International, Inc.	20,387	466,432
First Capital Realty, Inc.	20,869	339,085
First Quantum Minerals, Ltd.	78,667	948,099
Fortis, Inc.	47,094	1,723,103
Franco-Nevada Corp.	20,146	1,648,140
George Weston, Ltd.	6,254	543,541
Gildan Activewear, Inc.	26,849	840,892
Goldcorp, Inc.	98,036	1,347,185
Great-West Lifeco, Inc. (A)	38,969	1,079,430
H&R Real Estate Investment Trust	18,912	323,492
Husky Energy, Inc. (B)	41,946	490,756
Hydro One, Ltd. (C)	36,955	685,684
IGM Financial, Inc.	11,454	375,058
Imperial Oil, Ltd.	35,045	1,034,441
Industrial Alliance Insurance & Financial Services, Inc.	13,713	588,492
Intact Financial Corp.	16,475	1,358,107
Inter Pipeline, Ltd.	43,183	790,867
Keyera Corp.	21,862	634,458
Kinross Gold Corp. (B)	141,681	645,577
Linamar Corp.	5,970	332,886
Loblaw Companies, Ltd.	25,673	1,392,458
Magna International, Inc. (A)	41,800	2,011,421
Methanex Corp.	10,663	544,870
Metro, Inc.	26,801	884,674
National Bank of Canada	39,694	1,827,116
Onex Corp.	9,653	771,853
Open Text Corp.	30,680	987,165
Pembina Pipeline Corp. (A)	46,187	1,488,710
Peyto Exploration & Development Corp. (A)	19,499	334,625
Potash Corp. of Saskatchewan, Inc.	96,267	1,675,181
Power Corp. of Canada	44,937	1,098,280
Power Financial Corp.	34,095	920,394
PrairieSky Royalty, Ltd. (A)	24,771	$582,007
Restaurant Brands International, Inc.	25,605	1,563,058
RioCan Real Estate Investment Trust	20,776	395,971
Rogers Communications, Inc., Class B	41,844	2,184,433
Royal Bank of Canada	167,123	12,403,571
Saputo, Inc.	25,591	863,997
Seven Generations Energy, Ltd., Class A (B)	28,665	436,374
Shaw Communications, Inc., Class B	48,966	1,092,447
Shopify, Inc., Class A (B)	9,161	1,012,387
Smart Real Estate Investment Trust	9,329	227,333
SNC-Lavalin Group, Inc.	18,051	788,534
Sun Life Financial, Inc.	72,204	2,772,518
Suncor Energy, Inc.	189,136	5,926,640
Teck Resources, Ltd., Class B	64,390	1,602,596
TELUS Corp.	23,837	863,000
The Bank of Nova Scotia	137,314	8,542,883
The Jean Coutu Group, Inc., Class A	10,098	180,086
The Toronto-Dominion Bank	210,814	11,321,071
Thomson Reuters Corp.	34,493	1,577,217
Tourmaline Oil Corp. (B)	26,658	520,031
TransCanada Corp.	98,362	4,994,702
Turquoise Hill Resources, Ltd. (B)	118,303	398,843
Veresen, Inc.	36,418	512,987
Vermilion Energy, Inc. (A)	13,211	430,581
West Fraser Timber Company, Ltd.	8,146	422,646
Wheaton Precious Metals Corp. (A)	50,250	1,043,832
Yamana Gold, Inc.	109,049	322,235
		151,004,275
Chile - 0.5%
AES Gener SA	516,557	181,765
Aguas Andinas SA, Class A	436,270	280,310
Antofagasta PLC	14,048	188,332
Banco de Chile	4,122,577	600,060
Banco de Credito e Inversiones	6,184	404,369
Banco Santander Chile	11,243,377	822,479
Cencosud SA	242,282	731,286
Cia Cervecerias Unidas SA	25,239	346,092
Colbun SA	1,350,082	327,650
Empresa Nacional de Telecomunicaciones SA	24,721	260,162
Empresas CMPC SA	209,932	552,272
Empresas COPEC SA	76,751	978,102
Enel Americas SA	4,962,055	1,074,840
Enel Chile SA	3,363,262	398,149
Enel Generacion Chile SA	558,072	475,006
Itau CorpBanca	24,914,286	240,631
Latam Airlines Group SA	51,709	653,273
SACI Falabella	123,621	1,245,443
		9,760,221
China - 4.7%
3SBio, Inc. (B)(C)	77,000	105,872
58.com, Inc., ADR (B)	6,900	432,147
AAC Technologies Holdings, Inc.	56,000	1,024,824
Agricultural Bank of China, Ltd., H Shares	1,976,000	932,218
Air China, Ltd., H Shares	142,000	126,655
Alibaba Group Holding, Ltd., ADR (B)	85,800	14,735,292
Aluminum Corp. of China, Ltd., H Shares (B)	292,000	217,290
Anhui Conch Cement Company, Ltd., H Shares	94,000	351,749
ANTA Sports Products, Ltd.	81,000	319,227

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
China (continued)
Autohome, Inc., ADR (B)	3,900	$250,653
AviChina Industry & Technology Company, Ltd., H Shares	158,000	93,606
Baidu, Inc., ADR (B)	20,700	4,720,635
Bank of China, Ltd., H Shares	6,018,000	3,180,395
Bank of Communications Company, Ltd., H Shares	655,000	501,895
Beijing Capital International Airport Company, Ltd., H Shares	112,000	181,528
BYD Company, Ltd., H Shares (A)	48,000	286,417
CGN Power Company, Ltd., H Shares (C)	799,000	220,937
China Cinda Asset Management Company, Ltd., H Shares	673,000	250,842
China CITIC Bank Corp., Ltd., H Shares	667,000	441,463
China Coal Energy Company, Ltd., H Shares	150,000	75,703
China Communications Construction Company, Ltd., H Shares	339,000	452,359
China Communications Services Corp.,
Ltd., H Shares	180,000	97,692
China Conch Venture Holdings, Ltd.	119,000	216,629
China Construction Bank Corp.,
H Shares	6,380,000	5,613,163
China Everbright Bank Company, Ltd.,
H Shares	195,000	93,834
China Evergrande Group (A)(B)	313,000	947,930
China Galaxy Securities Company, Ltd.,
H Shares	257,000	233,537
China Huarong Asset Management
Company, Ltd., H Shares (C)	448,300	191,662
China Huishan Dairy Holdings
Company, Ltd. (D)	175,000	0
China Life Insurance Company, Ltd.,
H Shares	574,000	1,848,133
China Longyuan Power Group Corp.,
Ltd., H Shares	240,000	180,227
China Medical System Holdings, Ltd.	94,000	173,528
China Mengniu Dairy Company, Ltd. (B)	207,000	484,416
China Merchants Bank Company, Ltd.,
H Shares	298,000	1,126,604
China Minsheng Banking Corp., Ltd.,
H Shares	418,000	417,715
China National Building Material
Company, Ltd., H Shares	224,000	141,120
China Oilfield Services, Ltd., H Shares	132,000	108,662
China Pacific Insurance Group
Company, Ltd., H Shares	206,800	977,717
China Petroleum & Chemical Corp.,
H Shares	1,928,000	1,475,933
China Railway Construction Corp.,
H Shares	150,500	197,866
China Railway Group, Ltd., H Shares	305,000	244,539
China Shenhua Energy Company, Ltd.,
H Shares	258,000	666,354
China Southern Airlines Company, Ltd.,
H Shares	142,000	111,186
China Telecom Corp., Ltd., H Shares	1,032,000	531,483
China Vanke Company, Ltd., H Shares	90,700	272,244
Chongqing Changan Automobile
Company, Ltd., B Shares	65,500	85,746
Chongqing Rural Commercial Bank
Company, Ltd., H Shares	193,000	134,657
CITIC Securities Company, Ltd.,
H Shares	174,000	$387,272
CNOOC, Ltd.	1,339,000	1,616,228
Country Garden Holdings Company, Ltd.	409,000	544,797
CRRC Corp., Ltd., H Shares	314,000	283,923
CSPC Pharmaceutical Group, Ltd.	320,000	500,058
Ctrip.com International, Ltd., ADR (B)	28,400	1,461,180
Dongfeng Motor Group Company, Ltd.,
H Shares	202,000	262,738
ENN Energy Holdings, Ltd.	58,000	374,316
Fosun International, Ltd.	195,500	339,532
Fuyao Glass Industry Group
Company, Ltd., H Shares (C)	36,200	115,583
Geely Automobile Holdings, Ltd.	372,000	917,617
GF Securities Company, Ltd., H Shares	102,400	219,221
GOME Retail Holdings, Ltd. (A)	782,000	82,070
Great Wall Motor Company, Ltd., H
Shares (A)	236,500	297,664
Guangzhou Automobile Group
Company, Ltd., H Shares	160,000	316,207
Guangzhou R&F Properties
Company, Ltd., H Shares	74,400	174,106
Haitian International Holdings, Ltd.	48,000	144,410
Haitong Securities Company, Ltd.,
H Shares	247,200	415,685
Hengan International Group
Company, Ltd.	54,000	451,981
Huaneng Power International, Inc.,
H Shares	318,000	208,020
Huaneng Renewables Corp., Ltd.,
H Shares	366,000	112,476
Huatai Securities Company, Ltd., H
Shares (C)	126,200	281,649
Industrial & Commercial Bank of
China, Ltd., H Shares	5,593,000	4,202,987
JD.com, Inc., ADR (B)	49,800	2,087,118
Jiangsu Expressway Company, Ltd.,
H Shares	88,000	135,088
Jiangxi Copper Company, Ltd., H Shares	91,000	158,416
Kingsoft Corp., Ltd.	60,000	142,795
Lenovo Group, Ltd.	538,000	294,967
Longfor Properties Company, Ltd.	113,500	273,081
Minth Group, Ltd.	50,000	230,583
Momo, Inc., ADR (B)	6,700	258,151
NetEase, Inc., ADR	6,000	1,655,040
New China Life Insurance
Company, Ltd., H Shares	62,100	398,773
New Oriental Education & Technology
Group, Inc., ADR (B)	10,200	833,850
PetroChina Company, Ltd., H Shares	1,596,000	1,022,641
PICC Property & Casualty
Company, Ltd., H Shares	362,000	681,986
Ping An Insurance Group Company of
China, Ltd., H Shares	400,500	3,189,916
Semiconductor Manufacturing
International Corp. (B)	204,900	193,150
Shandong Weigao Group Medical
Polymer Company, Ltd., H Shares	136,000	108,544
Shanghai Electric Group Company, Ltd.,
H Shares (A)(B)	208,000	94,538
Shanghai Fosun Pharmaceutical Group
Company, Ltd., H Shares	37,500	141,184
Shanghai Lujiazui Finance & Trade Zone
Development Company, Ltd., B Shares	63,900	103,103

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
China (continued)
Shanghai Pharmaceuticals Holding Company, Ltd., H Shares	52,900	$130,205
Shenzhou International Group Holdings, Ltd.	41,000	329,526
Sihuan Pharmaceutical Holdings Group, Ltd.	281,000	108,275
SINA Corp. (B)	4,300	437,869
Sino-Ocean Group Holding, Ltd.	232,000	160,441
Sinopec Engineering Group
Company, Ltd., H Shares	88,000	79,427
Sinopec Shanghai Petrochemical
Company, Ltd., H Shares	266,000	166,048
Sinopharm Group Company, Ltd.,
H Shares	89,600	405,629
SOHO China, Ltd. (B)	157,000	91,612
Sunac China Holdings, Ltd. (A)	159,000	478,358
Sunny Optical Technology Group
Company, Ltd.	54,400	782,561
TAL Education Group, ADR	18,500	562,955
Tencent Holdings, Ltd.	431,200	18,144,756
The People’s Insurance Company Group
of China, Ltd., H Shares	598,000	282,661
Tingyi Cayman Islands Holding Corp.	148,000	197,293
TravelSky Technology, Ltd., H Shares	70,000	191,681
Tsingtao Brewery Company, Ltd.,
H Shares	28,000	116,354
Vipshop Holdings, Ltd., ADR (B)	31,100	289,541
Want Want China Holdings, Ltd.	373,000	247,019
Weibo Corp., ADR (B)	2,680	270,948
Weichai Power Company, Ltd., H
Shares (A)	149,000	153,889
Yangzijiang Shipbuilding Holdings, Ltd.	402,400	444,741
Yanzhou Coal Mining Company, Ltd.,
H Shares	142,000	143,015
YY, Inc., ADR (B)	2,400	179,328
Zhejiang Expressway Company, Ltd.,
H Shares	108,000	135,183
Zhuzhou CRRC Times Electric
Company, Ltd., H Shares	40,600	213,015
Zijin Mining Group Company, Ltd.,
H Shares	412,000	151,256
ZTE Corp., H Shares (B)	55,800	152,506
		96,233,020
Colombia - 0.1%
Bancolombia SA	30,998	346,840
Cementos Argos SA	53,215	215,797
Ecopetrol SA	598,669	278,092
Grupo Argos SA	32,835	233,573
Grupo de Inversiones Suramericana SA	27,715	389,982
Interconexion Electrica SA ESP	46,712	211,600
		1,675,884
Czech Republic - 0.0%
CEZ AS	12,468	236,631
Komercni Banka AS	5,630	248,086
Moneta Money Bank AS (C)	32,885	115,310
O2 Czech Republic AS	4,558	57,209
		657,236
Denmark - 2.5%
A.P. Moller - Maersk A/S, Series A	720	1,411,293
A.P. Moller - Maersk A/S, Series B	1,284	2,652,288
Carlsberg A/S, Class B	20,734	2,383,083
Chr. Hansen Holding A/S	19,007	1,637,418
Coloplast A/S, B Shares	23,029	$1,887,292
Danske Bank A/S	142,681	5,550,435
DONG Energy A/S (C)	28,238	1,471,422
DSV A/S	36,688	2,604,298
Genmab A/S (B)	11,127	2,605,366
H Lundbeck A/S	13,343	851,500
ISS A/S	32,130	1,250,576
Novo Nordisk A/S, B Shares (A)	351,537	16,750,675
Novozymes A/S, B Shares	44,675	2,273,923
Pandora A/S (A)	21,620	2,299,887
TDC A/S	156,737	934,952
Tryg A/S	23,754	549,538
Vestas Wind Systems A/S	42,985	3,917,569
William Demant Holding A/S (B)	22,775	603,146
		51,634,661
Finland - 0.8%
Elisa OYJ	16,561	723,560
Fortum OYJ	53,435	959,585
Kone OYJ, Class B	40,299	2,186,973
Metso OYJ	13,683	453,961
Neste OYJ	14,848	654,594
Nokia OYJ	700,905	4,347,561
Nokian Renkaat OYJ	13,593	574,696
Orion OYJ, Class B	12,334	583,974
Sampo OYJ, A Shares	54,913	2,899,071
Stora Enso OYJ, R Shares	66,596	875,366
UPM-Kymmene OYJ	64,239	1,672,190
Wartsila OYJ ABP	17,781	1,227,200
		17,158,731
France - 8.1%
Accor SA	21,514	995,323
Aeroports de Paris	3,384	603,489
Air Liquide SA	44,944	5,487,331
Airbus SE	67,062	5,647,885
Alstom SA	17,527	623,423
Arkema SA	7,897	858,876
Atos SE	10,859	1,674,944
AXA SA	226,724	6,573,751
BNP Paribas SA	129,826	9,870,384
Bollore SA	100,644	467,578
Bouygues SA	24,424	1,107,953
Bureau Veritas SA	30,154	716,863
Capgemini SE	18,531	2,054,397
Carrefour SA	65,570	1,322,670
Casino Guichard Perrachon SA	6,457	367,010
Cie de Saint-Gobain	57,818	3,169,659
Cie Generale des
Etablissements Michelin	19,686	2,685,337
CNP Assurances	22,314	517,920
Credit Agricole SA	132,009	2,329,910
Danone SA	68,194	5,372,652
Dassault Aviation SA	281	429,678
Dassault Systemes SA	14,672	1,445,181
Edenred	25,765	697,147
Eiffage SA	8,388	866,643
Electricite de France SA	64,051	678,111
Engie SA	197,201	3,292,870
Essilor International SA	23,920	3,021,129
Eurazeo SA	4,978	411,698
Eutelsat Communications SA	20,043	582,775
Fonciere Des Regions	3,658	361,857
Gecina SA	5,321	829,174
Groupe Eurotunnel SE	53,518	638,095

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
France (continued)
Hermes International	3,641	$1,925,962
ICADE	3,646	324,147
Iliad SA	3,010	777,582
Imerys SA	4,044	355,550
Ingenico Group SA	6,717	666,305
Ipsen SA	4,357	586,144
JCDecaux SA	8,562	280,319
Kering	8,774	3,291,356
Klepierre SA	25,287	1,019,348
Lagardere SCA	13,382	430,203
Legrand SA	30,801	2,160,135
L’Oreal SA	29,093	6,146,192
LVMH Moet Hennessy Louis Vuitton SE	32,257	8,472,921
Natixis SA	109,475	822,211
Orange SA	230,381	3,911,549
Pernod Ricard SA	24,527	3,353,554
Peugeot SA	56,601	1,196,770
Publicis Groupe SA	23,421	1,580,539
Remy Cointreau SA	2,570	293,717
Renault SA	20,610	1,824,840
Rexel SA	35,349	528,417
Safran SA	36,142	3,509,389
Sanofi	134,501	13,113,870
Schneider Electric SE (B)	65,153	5,253,990
SCOR SE	21,036	880,636
SEB SA	2,575	467,710
Societe BIC SA	3,201	384,519
Societe Generale SA	88,884	4,972,332
Sodexo SA	10,615	1,239,142
Suez	42,114	798,943
Thales SA	12,019	1,330,576
TOTAL SA	269,119	13,963,846
Unibail-Rodamco SE (Amsterdam Stock Exchange)	11,455	2,913,928
Valeo SA	27,664	1,851,736
Veolia Environnement SA	55,208	1,294,402
Vinci SA	57,901	5,327,428
Vivendi SA	119,038	2,730,845
Wendel SA	3,163	501,503
Zodiac Aerospace	23,659	684,212
		166,868,481
Germany - 8.2%
adidas AG	25,374	5,698,813
Allianz SE	61,966	13,280,921
Axel Springer SE	6,400	396,555
BASF SE	123,876	12,015,628
Bayer AG	111,471	14,287,638
Bayerische Motoren Werke AG	44,702	4,156,972
Beiersdorf AG	13,422	1,434,340
Brenntag AG	20,696	1,098,381
Commerzbank AG (B)	143,441	1,784,713
Continental AG	14,793	3,339,930
Covestro AG (C)	15,041	1,182,991
Daimler AG	129,780	9,470,280
Deutsche Bank AG (Frankfurt Stock Exchange)	279,129	4,470,803
Deutsche Boerse AG	26,000	2,781,648
Deutsche Lufthansa AG	31,854	800,011
Deutsche Post AG	133,932	5,561,575
Deutsche Telekom AG	441,037	7,976,114
Deutsche Wohnen AG	47,382	2,013,652
E.ON SE	296,995	3,361,226
Evonik Industries AG	21,978	713,220
Fraport AG Frankfurt Airport Services Worldwide	5,607	$553,799
Fresenius Medical Care AG & Company KGaA	28,940	2,714,847
Fresenius SE & Company KGaA	55,877	4,742,553
GEA Group AG	24,646	1,086,192
Hannover Rueck SE	8,635	1,047,469
HeidelbergCement AG	19,977	1,918,510
Henkel AG & Company KGaA	13,876	1,680,499
HOCHTIEF AG	2,587	456,463
HUGO BOSS AG	8,546	724,563
Infineon Technologies AG	152,458	3,520,849
Innogy SE (C)	18,172	801,599
K+S AG (A)	25,817	615,729
LANXESS AG	12,446	929,436
Linde AG	25,027	4,805,311
MAN SE	4,287	481,359
Merck KGaA	17,412	1,914,261
METRO AG (B)	23,949	468,135
Muenchener Rueckversicherungs-Gesellschaft AG	21,991	4,541,976
OSRAM Licht AG	11,322	929,984
ProSiebenSat.1 Media SE	31,336	1,051,135
RWE AG	69,943	1,746,712
SAP SE	132,322	13,887,404
Siemens AG	103,126	13,500,100
Symrise AG	16,444	1,202,909
Telefonica Deutschland Holding AG	100,009	542,180
thyssenkrupp AG	49,696	1,492,787
TUI AG	15,080	255,222
United Internet AG	16,449	977,526
Volkswagen AG	4,318	667,549
Vonovia SE	62,534	2,645,064
Zalando SE (B)	15,018	712,060
		168,439,593
Hong Kong - 3.4%
AIA Group, Ltd.	1,369,000	10,543,767
Alibaba Health Information Technology, Ltd. (A)(B)	254,000	118,756
Alibaba Pictures Group, Ltd. (A)(B)	930,000	163,272
ASM Pacific Technology, Ltd.	30,200	374,274
Beijing Enterprises Holdings, Ltd.	38,500	215,469
Beijing Enterprises Water
Group, Ltd. (B)	364,000	310,077
BOC Hong Kong Holdings, Ltd.	418,500	2,138,121
Brilliance China Automotive
Holdings, Ltd.	230,000	596,267
Cheung Kong Property Holdings, Ltd.	301,000	2,648,747
China Everbright International, Ltd.	186,000	246,170
China Everbright, Ltd.	70,000	160,069
China Gas Holdings, Ltd.	134,000	338,944
China Jinmao Holdings Group, Ltd.	294,000	130,990
China Merchants Port Holdings Company, Ltd.	100,000	327,610
China Mobile, Ltd.	464,500	4,929,639
China Overseas Land & Investment, Ltd.	292,000	1,024,131
China Power International Development, Ltd.	239,000	81,638
China Resources Beer Holdings Company, Ltd.	122,000	306,386
China Resources Gas Group, Ltd.	68,000	240,242
China Resources Land, Ltd.	212,000	664,626

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Hong Kong (continued)
China Resources Power Holdings Company, Ltd.	144,000	$264,824
China State Construction International Holdings, Ltd.	136,000	197,401
China Taiping Insurance Holdings Company, Ltd.	129,000	392,868
China Unicom Hong Kong, Ltd. (B)	408,000	592,730
CITIC, Ltd.	438,000	673,894
CK Hutchison Holdings, Ltd.	304,500	3,992,227
CK Infrastructure Holdings, Ltd.	74,000	671,259
CLP Holdings, Ltd.	183,500	1,938,691
COSCO SHIPPING Ports, Ltd.	118,000	139,692
Far East Horizon, Ltd.	143,000	130,971
First Pacific Company, Ltd.	234,000	188,195
Fullshare Holdings, Ltd. (A)(B)	520,300	207,535
Galaxy Entertainment Group, Ltd.	268,000	1,688,646
GCL-Poly Energy Holdings, Ltd. (A)(B)	967,000	108,981
Guangdong Investment, Ltd.	206,000	304,652
Haier Electronics Group Company, Ltd. (B)	96,000	255,848
Hang Lung Group, Ltd.	100,000	377,292
Hang Lung Properties, Ltd.	229,000	558,342
Hang Seng Bank, Ltd.	85,700	1,976,370
Henderson Land Development Company, Ltd.	136,100	845,399
HK Electric Investments & HK Electric Investments, Ltd. (A)(C)	273,000	250,565
HKT Trust & HKT, Ltd.	414,000	535,118
Hong Kong & China Gas Company, Ltd.	939,600	1,778,976
Hong Kong Exchanges & Clearing, Ltd.	131,400	3,593,418
Hongkong Land Holdings, Ltd.	133,100	987,548
Hysan Development Company, Ltd.	68,000	314,859
I-CABLE Communications, Ltd. (B)	108,743	4,037
Jardine Matheson Holdings, Ltd.	24,100	1,585,126
Jardine Strategic Holdings, Ltd.	25,000	1,097,599
Kerry Properties, Ltd.	74,000	293,734
Kunlun Energy Company, Ltd.	238,000	230,988
Li & Fung, Ltd.	660,000	298,136
Link REIT	249,500	2,061,072
Melco Resorts & Entertainment, Ltd., ADR	28,100	616,795
MTR Corp., Ltd.	165,500	968,686
New World Development Company, Ltd.	657,000	899,197
Nine Dragons Paper Holdings, Ltd.	128,000	214,116
NWS Holdings, Ltd.	171,000	329,111
PCCW, Ltd.	462,000	257,880
Power Assets Holdings, Ltd.	156,500	1,380,662
Shanghai Industrial Holdings, Ltd.	36,000	109,748
Shangri-La Asia, Ltd.	142,000	238,119
Shimao Property Holdings, Ltd.	93,000	192,346
Sino Biopharmaceutical, Ltd.	336,000	295,446
Sino Land Company, Ltd.	354,000	613,267
SJM Holdings, Ltd.	228,000	199,326
Sun Art Retail Group, Ltd.	180,500	166,240
Sun Hung Kai Properties, Ltd.	164,000	2,740,811
Swire Pacific, Ltd., Class A	55,500	565,258
Swire Properties, Ltd.	131,800	457,312
Techtronic Industries Company, Ltd.	154,500	800,519
The Bank of East Asia, Ltd.	135,400	621,631
The Wharf Holdings, Ltd.	138,000	1,316,457
WH Group, Ltd. (C)	917,000	961,150
Wheelock & Company, Ltd.	92,000	689,307
Yue Yuen Industrial Holdings, Ltd.	82,000	$355,697
		69,085,269
Hungary - 0.1%
MOL Hungarian Oil & Gas PLC	4,368	405,244
OTP Bank PLC	23,290	947,588
Richter Gedeon Nyrt	13,609	354,349
		1,707,181
Indonesia - 0.7%
Adaro Energy Tbk PT	1,670,000	229,052
AKR Corporindo Tbk PT	196,200	99,712
Astra International Tbk PT	2,347,200	1,387,529
Bank Central Asia Tbk PT	1,143,000	1,623,674
Bank Danamon Indonesia Tbk PT	392,200	160,506
Bank Mandiri Persero Tbk PT	1,085,700	1,068,039
Bank Negara Indonesia Persero Tbk PT	860,000	475,170
Bank Rakyat Indonesia Persero Tbk PT	1,291,000	1,467,672
Bumi Serpong Damai Tbk PT	912,100	125,711
Charoen Pokphand Indonesia Tbk PT	863,700	179,549
Gudang Garam Tbk PT	56,500	293,360
Hanjaya Mandala Sampoerna Tbk PT	1,079,400	294,686
Indocement Tunggal Prakarsa Tbk PT	214,300	318,451
Indofood CBP Sukses Makmur Tbk PT	264,000	172,854
Indofood Sukses Makmur Tbk PT	508,500	319,838
Jasa Marga Persero Tbk PT	245,000	106,936
Kalbe Farma Tbk PT	2,420,000	310,872
Lippo Karawaci Tbk PT	1,655,900	97,492
Matahari Department Store Tbk PT	289,300	217,074
Media Nusantara Citra Tbk PT	699,000	78,113
Pakuwon Jati Tbk PT	2,600,500	130,927
Perusahaan Gas Negara Persero Tbk PT	1,282,200	204,062
Semen Indonesia Persero Tbk PT	347,300	273,163
Summarecon Agung Tbk PT	1,195,500	93,851
Surya Citra Media Tbk PT	666,000	110,472
Telekomunikasi Indonesia Persero Tbk PT	5,868,700	2,070,231
Tower Bersama Infrastructure Tbk PT	237,000	114,238
Unilever Indonesia Tbk PT	176,500	669,153
United Tractors Tbk PT	195,700	444,875
Waskita Karya Persero Tbk PT	531,500	88,574
XL Axiata Tbk PT (B)	370,200	99,959
		13,325,795
Ireland - 0.4%
AerCap Holdings NV (B)	12,500	628,750
Bank of Ireland Group PLC (B)	79,753	664,593
CRH PLC	72,741	2,540,543
DCC PLC	2,955	269,423
James Hardie Industries PLC	37,047	522,575
Kerry Group PLC, Class A	13,739	1,278,110
Paddy Power Betfair PLC	6,924	607,339
Ryanair Holdings PLC, ADR (B)	2,691	305,967
Shire PLC	32,111	1,597,097
		8,414,397
Israel - 0.1%
Azrieli Group, Ltd.	1,657	95,587
Bank Hapoalim BM	43,761	294,565
Bank Leumi Le-Israel BM	58,793	308,139
Bezeq The Israeli Telecommunication Corp., Ltd.	84,977	125,064
Check Point Software Technologies, Ltd. (B)	5,500	615,285
Elbit Systems, Ltd.	934	128,615
Frutarom Industries, Ltd.	1,619	124,320

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Israel (continued)
Israel Chemicals, Ltd.	21,624	$93,432
Mizrahi Tefahot Bank, Ltd.	5,077	90,482
Nice, Ltd.	2,448	191,990
Taro Pharmaceutical Industries, Ltd. (B)	500	52,420
Teva Pharmaceutical Industries, Ltd.	23,734	377,335
Teva Pharmaceutical Industries, Ltd., ADR (A)	14,600	231,556
		2,728,790
Italy - 1.4%
Assicurazioni Generali SpA	123,028	2,206,859
Atlantia SpA	43,758	1,408,947
Enel SpA	788,987	4,779,971
Eni SpA	245,902	3,862,144
Ferrari NV	11,926	1,366,022
Intesa Sanpaolo SpA	84,917	268,748
Intesa Sanpaolo SpA (Milan Stock Exchange)	1,235,411	4,182,488
Leonardo SpA	39,347	666,696
Luxottica Group SpA	16,226	935,189
Mediobanca SpA	55,035	566,144
Poste Italiane SpA (C)	54,645	397,379
Prysmian SpA	19,854	625,816
Recordati SpA	9,932	425,979
Saipem SpA (A)(B)	57,954	215,442
Snam SpA	214,003	1,042,663
Telecom Italia SpA	590,465	459,139
Telecom Italia SpA (Milan Stock Exchange) (B)	1,105,354	1,060,686
Terna Rete Elettrica Nazionale SpA	132,491	782,893
UniCredit SpA (B)	194,214	3,960,569
UnipolSai Assicurazioni SpA	111,208	252,722
		29,466,496
Japan - 16.4%
ABC-Mart, Inc.	3,100	159,503
Acom Company, Ltd. (A)(B)	40,700	166,490
Aeon Company, Ltd. (A)	62,300	919,865
AEON Financial Service Company, Ltd. (A)	11,700	248,012
Aeon Mall Company, Ltd.	11,900	213,794
Air Water, Inc.	15,200	280,601
Aisin Seiki Company, Ltd.	18,200	914,453
Ajinomoto Company, Inc.	55,400	1,094,209
Alfresa Holdings Corp.	19,000	358,292
Alps Electric Company, Ltd. (A)	20,600	566,464
Amada Company, Ltd.	35,200	386,127
ANA Holdings, Inc.	120,000	445,522
Aozora Bank, Ltd.	118,000	446,406
Asahi Glass Company, Ltd.	20,900	816,000
Asahi Group Holdings, Ltd.	39,800	1,731,912
Asahi Kasei Corp.	130,000	1,559,168
Asics Corp. (A)	16,600	250,308
Astellas Pharma, Inc.	221,400	2,796,585
Bandai Namco Holdings, Inc.	20,600	691,394
Benesse Holdings, Inc.	7,200	276,883
Bridgestone Corp.	66,900	2,870,004
Brother Industries, Ltd.	24,400	578,842
Calbee, Inc. (A)	8,200	280,301
Canon, Inc.	109,700	3,845,176
Casio Computer Company, Ltd.	20,100	284,450
Central Japan Railway Company	14,800	2,509,405
Chubu Electric Power Company, Inc.	66,100	864,708
Chugai Pharmaceutical Company, Ltd.	23,100	944,319
Coca-Cola Bottlers Japan, Inc.	12,600	431,609
Concordia Financial Group, Ltd.	126,900	$604,997
Credit Saison Company, Ltd.	16,200	293,223
CYBERDYNE, Inc. (A)(B)	9,800	129,057
Dai Nippon Printing Company, Ltd.	54,000	637,767
Daicel Corp.	29,000	369,889
Dai-ichi Life Holdings, Inc.	112,800	1,803,821
Daiichi Sankyo Company, Ltd. (D)	58,300	1,380,081
Daikin Industries, Ltd.	25,700	2,568,183
Daito Trust Construction Company, Ltd.	7,200	1,275,778
Daiwa House Industry Company, Ltd.	58,600	2,049,376
Daiwa House REIT Investment Corp.	142	347,208
Daiwa Securities Group, Inc.	172,000	940,842
DeNA Company, Ltd.	10,800	230,861
Denso Corp.	49,200	2,385,624
Dentsu, Inc.	22,300	932,316
Disco Corp.	2,900	520,662
Don Quijote Holdings Company, Ltd.	12,000	455,575
East Japan Railway Company	34,000	3,121,252
Eisai Company, Ltd.	27,300	1,417,028
Electric Power Development Company, Ltd.	15,000	410,416
FamilyMart UNY Holdings Company, Ltd. (A)	8,300	449,752
FANUC Corp.	20,000	3,885,650
Fast Retailing Company, Ltd. (A)	5,500	1,573,147
Fuji Electric Company, Ltd.	58,000	319,984
FUJIFILM Holdings Corp.	42,200	1,660,279
Fujitsu, Ltd.	203,000	1,504,813
Fukuoka Financial Group, Inc.	80,000	351,023
Hakuhodo DY Holdings, Inc.	23,800	323,742
Hamamatsu Photonics KK	14,300	442,817
Hankyu Hanshin Holdings, Inc.	24,600	938,132
Hikari Tsushin, Inc.	2,200	272,611
Hino Motors, Ltd.	27,100	310,829
Hirose Electric Company, Ltd.	3,300	457,161
Hisamitsu Pharmaceutical Company, Inc. (A)	6,300	304,448
Hitachi Chemical Company, Ltd.	11,100	300,662
Hitachi Construction Machinery Company, Ltd.	11,200	315,767
Hitachi High-Technologies Corp.	7,200	257,139
Hitachi Metals, Ltd.	22,200	296,600
Hitachi, Ltd.	499,000	3,434,931
Honda Motor Company, Ltd.	177,100	4,960,576
Hoshizaki Corp.	5,400	469,580
Hoya Corp.	40,200	2,303,822
Hulic Company, Ltd.	30,400	301,125
Idemitsu Kosan Company, Ltd.	14,000	341,966
IHI Corp.	160,000	529,801
Iida Group Holdings Company, Ltd.	15,300	260,237
Inpex Corp.	96,500	923,334
Isetan Mitsukoshi Holdings, Ltd.	34,600	356,230
Isuzu Motors, Ltd.	57,100	745,064
ITOCHU Corp.	154,700	2,526,187
J Front Retailing Company, Ltd.	25,000	348,836
Japan Airlines Company, Ltd.	12,200	420,074
Japan Airport Terminal Company, Ltd.	4,800	174,011
Japan Exchange Group, Inc.	53,800	917,578
Japan Post Bank Company, Ltd.	41,600	529,442
Japan Post Holdings Company, Ltd.	51,700	641,990
Japan Prime Realty Investment Corp.	80	287,656
Japan Real Estate Investment Corp.	125	648,018
Japan Retail Fund Investment Corp.	255	469,154
Japan Tobacco, Inc.	113,300	3,881,106

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Japan (continued)
JFE Holdings, Inc.	54,100	$1,066,792
JGC Corp.	21,600	347,192
JSR Corp.	20,000	389,560
JTEKT Corp.	23,400	312,559
JXTG Holdings, Inc.	316,400	1,532,445
Kajima Corp.	92,000	844,659
Kakaku.com, Inc. (A)	14,200	177,017
Kamigumi Company, Ltd.	24,000	265,752
Kaneka Corp.	29,000	226,003
Kansai Paint Company, Ltd.	21,000	533,944
Kao Corp.	50,900	3,182,054
Kawasaki Heavy Industries, Ltd.	155,000	475,582
KDDI Corp.	188,700	5,090,814
Keihan Holdings Company, Ltd.	47,000	283,612
Keikyu Corp.	48,000	510,235
Keio Corp.	58,000	482,654
Keisei Electric Railway Company, Ltd.	14,000	381,722
Keyence Corp.	10,000	5,213,577
Kikkoman Corp.	15,000	469,647
Kintetsu Group Holdings Company, Ltd.	181,000	683,998
Kirin Holdings Company, Ltd.	89,100	2,021,645
Kobe Steel, Ltd. (A)	32,100	386,756
Koito Manufacturing Company, Ltd.	11,500	716,833
Komatsu, Ltd.	95,300	2,571,952
Konami Holdings Corp.	9,500	495,375
Konica Minolta, Inc.	49,300	393,459
Kose Corp.	3,100	389,515
Kubota Corp.	108,800	1,882,092
Kuraray Company, Ltd.	36,700	697,240
Kurita Water Industries, Ltd.	10,100	290,810
Kyocera Corp.	33,000	1,981,325
Kyowa Hakko Kirin Company, Ltd.	26,800	473,045
Kyushu Electric Power Company, Inc.	44,000	517,286
Kyushu Financial Group, Inc.	35,400	215,545
Kyushu Railway Company	16,000	501,159
Lawson, Inc. (A)	4,900	329,459
LINE Corp. (A)(B)	4,400	155,527
Lion Corp.	22,900	456,488
LIXIL Group Corp.	27,300	716,579
M3, Inc.	21,600	562,278
Mabuchi Motor Company, Ltd.	5,000	236,182
Makita Corp.	22,800	916,698
Marubeni Corp.	171,300	1,114,729
Marui Group Company, Ltd. (A)	20,300	284,110
Maruichi Steel Tube, Ltd.	5,400	159,832
Mazda Motor Corp.	58,700	862,209
McDonald’s Holdings Company Japan, Ltd. (A)	6,500	288,924
Mebuki Financial Group, Inc.	102,900	364,910
Medipal Holdings Corp.	17,600	310,667
MEIJI Holdings Company, Ltd.	12,500	995,806
MINEBEA MITSUMI, Inc.	40,100	659,150
Miraca Holdings, Inc.	5,800	264,096
MISUMI Group, Inc.	28,400	729,474
Mitsubishi Chemical Holdings Corp.	148,600	1,385,029
Mitsubishi Corp.	155,600	3,599,881
Mitsubishi Electric Corp.	199,700	2,954,965
Mitsubishi Estate Company, Ltd.	128,800	2,213,696
Mitsubishi Gas Chemical Company, Inc.	19,200	477,320
Mitsubishi Heavy Industries, Ltd.	331,000	1,265,154
Mitsubishi Materials Corp.	11,400	409,703
Mitsubishi Motors Corp.	68,700	507,018
Mitsubishi Tanabe Pharma Corp.	23,000	567,338
Mitsubishi UFJ Financial Group, Inc.	1,240,300	7,557,834
Mitsubishi UFJ Lease & Finance Company, Ltd.	46,800	$236,727
Mitsui & Company, Ltd.	175,600	2,628,107
Mitsui Chemicals, Inc.	96,000	575,004
Mitsui Fudosan Company, Ltd.	92,000	1,987,886
Mitsui OSK Lines, Ltd.	120,000	385,178
Mixi, Inc. (A)	4,700	251,043
Mizuho Financial Group, Inc.	2,482,300	4,259,571
MS&AD Insurance Group Holdings, Inc.	50,400	1,660,192
Murata Manufacturing Company, Ltd.	19,700	3,018,653
Nabtesco Corp.	11,600	406,202
Nagoya Railroad Company, Ltd.	91,000	407,561
NEC Corp.	266,000	704,648
Nexon Company, Ltd. (B)	20,300	507,222
NGK Insulators, Ltd.	27,300	509,695
NGK Spark Plug Company, Ltd.	17,300	329,418
NH Foods, Ltd.	18,000	527,988
Nidec Corp.	24,600	2,790,082
Nikon Corp.	34,800	573,658
Nintendo Company, Ltd.	11,700	3,902,298
Nippon Building Fund, Inc.	136	723,865
Nippon Electric Glass Company, Ltd.	8,700	331,132
Nippon Express Company, Ltd.	85,000	586,590
Nippon Paint Holdings Company, Ltd.	17,000	581,087
Nippon Prologis REIT, Inc.	180	391,097
Nippon Steel & Sumitomo Metal Corp.	78,300	1,869,299
Nippon Telegraph & Telephone Corp.	71,100	3,539,670
Nippon Yusen KK (B)	167,000	330,769
Nissan Chemical Industries, Ltd.	12,500	419,241
Nissan Motor Company, Ltd.	239,100	2,380,393
Nisshin Seifun Group, Inc.	19,900	345,605
Nissin Foods Holdings Company, Ltd.	5,900	363,815
Nitori Holdings Company, Ltd.	8,200	1,267,331
Nitto Denko Corp.	17,100	1,508,635
NOK Corp.	9,800	220,238
Nomura Holdings, Inc.	375,800	2,090,932
Nomura Real Estate Holdings, Inc.	13,000	268,466
Nomura Real Estate Master Fund, Inc.	377	498,514
Nomura Research Institute, Ltd.	13,400	521,746
NSK, Ltd. (A)	40,300	477,650
NTT Data Corp.	63,600	686,861
NTT DOCOMO, Inc.	142,200	3,298,799
Obayashi Corp.	66,300	782,386
Obic Company, Ltd.	6,600	414,025
Odakyu Electric Railway Company, Ltd. (A)	29,900	579,198
Oji Holdings Corp.	89,000	467,222
Olympus Corp.	30,100	1,042,299
Omron Corp.	19,800	995,427
Ono Pharmaceutical Company, Ltd.	42,400	868,946
Oracle Corp. Japan	3,700	273,885
Oriental Land Company, Ltd.	22,400	1,684,447
ORIX Corp.	136,800	2,192,479
Osaka Gas Company, Ltd.	190,000	743,754
Otsuka Corp.	5,100	338,018
Otsuka Holdings Company, Ltd.	40,100	1,616,360
Panasonic Corp.	227,700	3,035,289
Park24 Company, Ltd.	10,800	259,893
Pola Orbis Holdings, Inc.	9,600	308,218
Rakuten, Inc.	96,000	1,140,087
Recruit Holdings Company, Ltd.	113,700	2,265,993
Resona Holdings, Inc.	227,800	1,133,782
Ricoh Company, Ltd.	72,400	725,101
Rinnai Corp.	3,400	295,542

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Rohm Company, Ltd.	9,800	$763,028
Ryohin Keikaku Company, Ltd.	2,400	666,598
Sankyo Company, Ltd.	4,100	133,887
Santen Pharmaceutical Company, Ltd.	37,400	582,720
SBI Holdings, Inc. (A)	21,100	293,464
Secom Company, Ltd.	21,500	1,595,701
Sega Sammy Holdings, Inc.	17,600	253,203
Seibu Holdings, Inc.	19,100	328,721
Seiko Epson Corp.	28,800	739,081
Sekisui Chemical Company, Ltd.	41,900	782,365
Sekisui House, Ltd.	62,100	1,075,177
Seven & i Holdings Company, Ltd.	77,500	3,075,053
Seven Bank, Ltd. (A)	60,100	228,074
Sharp Corp. (A)(B)	154,000	462,121
Shimadzu Corp.	25,700	472,909
Shimamura Company, Ltd.	2,200	268,778
Shimano, Inc.	7,600	1,026,761
Shimizu Corp.	56,300	581,772
Shin-Etsu Chemical Company, Ltd.	40,100	3,551,929
Shinsei Bank, Ltd.	171,000	273,445
Shionogi & Company, Ltd.	30,500	1,611,608
Shiseido Company, Ltd.	39,100	1,620,043
Showa Shell Sekiyu KK	18,900	207,315
SMC Corp.	5,900	2,025,258
SoftBank Group Corp.	85,100	6,928,094
Sohgo Security Services Company, Ltd. (A)	7,400	323,762
Sompo Holdings, Inc.	37,400	1,404,729
Sony Corp.	130,100	5,147,841
Sony Financial Holdings, Inc.	19,500	307,430
Stanley Electric Company, Ltd.	14,300	474,898
Start Today Company, Ltd.	20,000	622,603
Subaru Corp.	63,500	2,219,438
Sumitomo Chemical Company, Ltd.	164,000	984,329
Sumitomo Corp.	122,600	1,736,589
Sumitomo Dainippon Pharma Company, Ltd. (A)	16,300	222,508
Sumitomo Electric Industries, Ltd.	77,800	1,217,266
Sumitomo Heavy Industries, Ltd.	61,000	454,880
Sumitomo Metal Mining Company, Ltd.	51,000	879,351
Sumitomo Mitsui Financial Group, Inc.	138,500	5,156,810
Sumitomo Mitsui Trust Holdings, Inc.	34,200	1,180,252
Sumitomo Realty & Development Company, Ltd.	37,000	1,118,047
Sumitomo Rubber Industries, Ltd.	18,600	308,479
Sundrug Company, Ltd.	7,400	306,889
Suntory Beverage & Food, Ltd.	14,100	651,741
Suruga Bank, Ltd.	17,800	380,077
Suzuken Company, Ltd.	7,300	266,096
Suzuki Motor Corp.	35,400	1,777,568
Sysmex Corp.	16,100	996,422
T&D Holdings, Inc.	58,100	791,055
Taiheiyo Cement Corp.	124,000	478,195
Taisei Corp.	106,000	1,063,601
Taisho Pharmaceutical Holdings Company, Ltd.	3,100	242,716
Taiyo Nippon Sanso Corp.	13,900	162,389
Takashimaya Company, Ltd.	31,000	284,491
Takeda Pharmaceutical Company, Ltd.	73,200	4,059,247
TDK Corp.	13,400	898,263
Teijin, Ltd.	19,300	392,082
Terumo Corp.	32,900	1,272,919
The Bank of Kyoto, Ltd.	31,000	286,407
The Chiba Bank, Ltd.	72,000	481,405
The Chugoku Bank, Ltd.	16,100	$216,886
The Chugoku Electric Power Company, Inc.	27,600	318,235
The Hachijuni Bank, Ltd.	41,600	253,175
The Hiroshima Bank, Ltd.	51,000	204,936
The Kansai Electric Power Company, Ltd.	72,600	1,018,012
The Shizuoka Bank, Ltd.	53,000	462,114
The Yokohama Rubber Company, Ltd.	12,100	223,709
THK Company, Ltd.	12,600	420,556
Tobu Railway Company, Ltd.	97,000	536,818
Toho Company, Ltd.	11,700	434,932
Toho Gas Company, Ltd.	38,000	250,791
Tohoku Electric Power Company, Inc.	46,100	630,721
Tokio Marine Holdings, Inc.	71,300	2,839,157
Tokyo Electric Power Company Holdings, Inc. (B)	148,600	601,721
Tokyo Electron, Ltd.	16,200	2,281,583
Tokyo Gas Company, Ltd.	201,000	1,065,681
Tokyo Tatemono Company, Ltd.	21,400	263,337
Tokyu Corp.	54,200	789,689
Tokyu Fudosan Holdings Corp.	52,800	315,056
Toppan Printing Company, Ltd.	54,000	540,969
Toray Industries, Inc.	150,000	1,429,968
Toshiba Corp. (A)(B)	415,000	1,157,663
Tosoh Corp.	61,000	717,100
TOTO, Ltd.	14,500	551,979
Toyo Seikan Group Holdings, Ltd.	16,600	273,566
Toyo Suisan Kaisha, Ltd.	8,500	314,188
Toyoda Gosei Company, Ltd.	6,500	151,459
Toyota Industries Corp.	16,900	899,587
Toyota Motor Corp.	268,400	15,112,042
Toyota Tsusho Corp.	22,200	683,118
Trend Micro, Inc.	12,200	564,683
Tsuruha Holdings, Inc.	3,700	440,776
Unicharm Corp.	41,500	977,041
United Urban Investment Corp.	304	458,880
USS Company, Ltd.	22,300	438,614
West Japan Railway Company	16,900	1,229,158
Yahoo Japan Corp. (A)	145,500	667,982
Yakult Honsha Company, Ltd.	9,100	630,260
Yamada Denki Company, Ltd. (A)	63,400	343,290
Yamaguchi Financial Group, Inc.	20,000	226,013
Yamaha Corp.	17,200	599,619
Yamaha Motor Company, Ltd.	28,900	816,112
Yamato Holdings Company, Ltd.	36,000	767,618
Yamazaki Baking Company, Ltd.	13,000	246,395
Yaskawa Electric Corp.	26,200	794,145
Yokogawa Electric Corp.	23,400	364,911
		336,736,287
Jersey, Channel Islands - 0.0%
Randgold Resources, Ltd.	3,149	323,017
Jordan - 0.0%
Hikma Pharmaceuticals PLC	5,155	83,539
Luxembourg - 0.3%
ArcelorMittal (B)	77,072	2,053,522
Eurofins Scientific SE	1,264	722,777
Millicom International Cellular SA	7,836	488,609
RTL Group SA	5,083	386,261
SES SA	41,909	958,299
Tenaris SA (A)	44,694	595,559
		5,205,027

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Macau - 0.1%
MGM China Holdings, Ltd. (A)	109,200	$219,413
Sands China, Ltd.	275,200	1,236,699
Wynn Macau, Ltd.	178,800	394,047
		1,850,159
Malaysia - 0.7%
AirAsia BHD	184,900	144,133
Alliance Financial Group BHD	116,700	104,984
AMMB Holdings BHD	196,200	197,254
Astro Malaysia Holdings BHD	190,400	119,612
Axiata Group BHD	322,000	372,804
British American Tobacco Malaysia BHD	16,900	175,005
CIMB Group Holdings BHD	486,400	808,198
Dialog Group BHD	307,100	147,689
DiGi.Com BHD	364,200	413,122
Felda Global Ventures Holdings BHD	179,800	65,452
Gamuda BHD	194,600	243,489
Genting BHD	272,100	619,996
Genting Malaysia BHD	360,800	497,747
Genting Plantations BHD	27,100	67,605
HAP Seng Consolidated BHD	70,300	149,891
Hartalega Holdings BHD	78,300	124,449
Hong Leong Bank BHD	72,700	263,196
Hong Leong Financial Group BHD	27,000	107,019
IHH Healthcare BHD	244,200	341,855
IJM Corp. BHD	329,800	258,090
IOI Corp. BHD	266,700	284,179
IOI Properties Group BHD	197,900	92,362
Kuala Lumpur Kepong BHD	55,500	319,034
Malayan Banking BHD	417,300	925,350
Malaysia Airports Holdings BHD	99,300	209,366
Maxis BHD	218,300	295,721
MISC BHD	160,100	279,434
Petronas Chemicals Group BHD	290,300	486,848
Petronas Dagangan BHD	24,900	142,356
Petronas Gas BHD	83,900	362,471
PPB Group BHD	55,100	215,445
Public Bank BHD	340,600	1,643,525
RHB Bank BHD	96,000	113,694
Sapura Energy BHD	472,200	153,657
Sime Darby BHD	283,900	598,504
Telekom Malaysia BHD	127,300	191,772
Tenaga Nasional BHD	402,200	1,346,434
UMW Holdings BHD (B)	52,900	75,488
Westports Holdings BHD	114,300	100,641
YTL Corp. BHD	508,900	170,641
YTL Power International BHD	224,300	74,117
		13,302,629
Malta - 0.0%
Brait SE (B)	34,753	153,952
Mexico - 1.2%
Alfa SAB de CV, Class A	427,700	598,040
America Movil SAB de CV, Series L	4,673,400	4,344,249
Arca Continental SAB de CV	62,000	452,466
Cemex SAB de CV (B)	2,042,748	1,906,873
Coca-Cola Femsa SAB de CV, Series L (A)	70,000	573,609
El Puerto de Liverpool SAB de CV, Series C1 (A)	26,300	234,165
Fibra Uno Administracion SA de CV (A)	364,300	648,351
Fomento Economico Mexicano SAB de CV	272,300	2,727,074
Fresnillo PLC	7,431	155,410
Gentera SAB de CV	137,400	211,642
Gruma SAB de CV, Class B	30,020	$440,329
Grupo Aeroportuario del Pacifico SAB de CV, B Shares	49,900	551,295
Grupo Aeroportuario del Sureste SAB de CV, B Shares	29,190	594,257
Grupo Bimbo SAB de CV, Series A	232,300	561,935
Grupo Carso SAB de CV, Series A1	63,700	256,735
Grupo Financiero Banorte SAB de CV, Series O	348,700	2,379,373
Grupo Financiero Inbursa SAB de CV, Series O	322,100	539,558
Grupo Financiero Santander Mexico SAB de CV, Class B	257,600	529,053
Grupo Lala SAB de CV	86,100	152,897
Grupo Mexico SAB de CV, Series B	530,400	1,750,275
Grupo Televisa SAB (A)	341,800	1,764,511
Industrias Penoles SAB de CV	19,305	502,221
Infraestructura Energetica Nova SAB de CV	74,800	407,861
Kimberly-Clark de Mexico SAB de CV, Class A	211,600	415,880
Mexichem SAB de CV	147,035	391,452
Promotora y Operadora de Infraestructura SAB de CV	31,550	344,771
Wal-Mart de Mexico SAB de CV	729,800	1,775,595
		25,209,877
Netherlands - 2.0%
ABN AMRO Group NV (C)	30,942	866,903
Aegon NV	150,934	863,020
Akzo Nobel NV	20,893	1,908,914
Altice NV, Class A (B)	32,546	750,776
Altice NV, Class B (B)	7,661	177,157
ASML Holding NV	30,836	4,814,258
Boskalis Westminster	7,323	239,337
EXOR NV	10,565	678,955
Gemalto NV	6,790	367,152
Heineken Holding NV	8,325	822,385
Heineken NV	19,079	2,002,351
ING Groep NV	320,628	5,691,391
Koninklijke Ahold Delhaize NV	105,939	1,904,423
Koninklijke DSM NV	15,054	1,142,647
Koninklijke KPN NV	281,449	995,430
Koninklijke Philips NV	77,054	2,922,186
Koninklijke Vopak NV	5,670	240,031
NN Group NV	26,314	1,044,756
NXP Semiconductors NV (B)	28,600	3,230,651
QIAGEN NV (B)	29,582	954,326
Randstad Holding NV	9,941	581,209
Royal Dutch Shell PLC, A Shares	155,453	4,284,081
Royal Dutch Shell PLC, B Shares	133,608	3,729,057
Wolters Kluwer NV	24,840	1,085,216
		41,296,612
New Zealand - 0.1%
Auckland International Airport, Ltd.	81,797	399,408
Contact Energy, Ltd. (A)	58,828	236,199
Fletcher Building, Ltd.	59,814	351,357
Mercury NZ, Ltd.	58,828	145,494
Meridian Energy, Ltd.	110,225	233,575
Ryman Healthcare, Ltd.	34,256	223,485
Spark New Zealand, Ltd.	155,745	438,170
		2,027,688

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Norway - 0.2%
DNB ASA	30,589	$597,483
Gjensidige Forsikring ASA	8,198	143,457
Marine Harvest ASA (A)(B)	11,921	236,809
Norsk Hydro ASA	41,800	301,799
Orkla ASA	24,877	255,426
Schibsted ASA, A Shares	2,581	62,716
Schibsted ASA, B Shares	2,575	58,995
Statoil ASA	35,221	666,518
Telenor ASA	23,644	478,559
Yara International ASA	5,584	228,482
		3,030,244
Peru - 0.1%
Cia de Minas Buenaventura SAA, ADR	14,100	189,363
Credicorp, Ltd.	5,153	1,045,235
Southern Copper Corp.	6,500	264,550
		1,499,148
Philippines - 0.2%
Aboitiz Equity Ventures, Inc.	160,550	233,572
Aboitiz Power Corp.	116,500	89,989
Alliance Global Group, Inc. (B)	361,000	98,071
Ayala Corp.	20,910	376,447
Ayala Land, Inc.	628,800	516,598
Bank of the Philippine Islands	57,360	118,754
BDO Unibank, Inc.	161,660	402,157
DMCI Holdings, Inc.	332,800	102,122
Energy Development Corp.	806,500	106,941
Globe Telecom, Inc.	2,775	108,482
GT Capital Holdings, Inc.	7,355	160,754
International Container Terminal Services, Inc.	43,770	89,452
JG Summit Holdings, Inc.	241,530	338,963
Jollibee Foods Corp.	35,830	167,001
Megaworld Corp.	1,006,000	97,240
Metro Pacific Investments Corp.	1,159,300	144,009
Metropolitan Bank & Trust Company	52,260	89,477
PLDT, Inc.	7,335	248,217
Robinsons Land Corp.	137,300	62,289
Security Bank Corp.	7,560	36,965
SM Investments Corp.	20,310	321,728
SM Prime Holdings, Inc.	739,800	482,967
Universal Robina Corp.	73,620	210,490
		4,602,685
Poland - 0.4%
Alior Bank SA (B)	9,611	177,843
Bank Handlowy w Warszawie SA	3,223	64,159
Bank Millennium SA (B)	63,772	133,427
Bank Pekao SA	16,672	598,912
Bank Zachodni WBK SA	3,704	384,033
CCC SA	2,927	215,186
Cyfrowy Polsat SA	23,550	177,019
Eurocash SA	7,821	85,855
Grupa Azoty SA	4,708	91,003
Grupa Lotos SA (B)	9,724	160,628
Jastrzebska Spolka Weglowa SA (B)	5,597	163,272
KGHM Polska Miedz SA	15,114	534,869
LPP SA	138	338,019
mBank SA (B)	1,544	189,896
Orange Polska SA (B)	65,497	110,124
PGE Polska Grupa Energetyczna SA	91,063	364,657
Polski Koncern Naftowy ORLEN SA	32,121	1,062,637
Polskie Gornictwo Naftowe i Gazownictwo SA	187,922	359,869
Powszechna Kasa Oszczednosci Bank Polski SA (B)	100,151	$1,030,441
Powszechny Zaklad Ubezpieczen SA	66,722	908,331
Synthos SA	58,472	78,365
Tauron Polska Energia SA (B)	110,466	121,464
		7,350,009
Portugal - 0.1%
EDP - Energias de Portugal SA	238,554	917,138
Galp Energia SGPS SA	49,107	813,533
Jeronimo Martins SGPS SA	24,781	494,742
		2,225,413
Romania - 0.0%
NEPI Rockcastle PLC (B)	55,219	800,137
Singapore - 1.5%
Ascendas Real Estate Investment Trust	428,200	840,641
CapitaLand Commercial Trust	355,500	456,770
CapitaLand Mall Trust	422,000	675,835
CapitaLand, Ltd.	445,400	1,244,714
City Developments, Ltd.	71,300	617,064
ComfortDelGro Corp., Ltd.	373,800	632,017
DBS Group Holdings, Ltd.	308,700	4,703,263
Genting Singapore PLC	1,055,300	924,319
Global Logistic Properties, Ltd.	463,200	1,107,753
Golden Agri-Resources, Ltd.	1,236,600	360,328
Hutchison Port Holdings Trust	914,700	416,721
Jardine Cycle & Carriage, Ltd.	17,100	504,446
Keppel Corp., Ltd.	252,400	1,178,279
Oversea-Chinese Banking Corp., Ltd.	544,200	4,489,031
SATS, Ltd.	113,300	404,106
Sembcorp Industries, Ltd.	172,400	379,737
Singapore Airlines, Ltd.	92,900	707,138
Singapore Exchange, Ltd.	137,300	760,033
Singapore Press Holdings, Ltd.	274,800	560,020
Singapore Technologies Engineering, Ltd.	271,400	732,025
Singapore Telecommunications, Ltd.	1,410,760	3,855,360
StarHub, Ltd.	98,300	189,279
Suntec Real Estate Investment Trust	414,400	580,097
United Overseas Bank, Ltd.	227,900	4,041,251
UOL Group, Ltd.	85,000	513,571
Wilmar International, Ltd.	281,800	691,308
		31,565,106
South Africa - 1.6%
Anglo American Platinum, Ltd. (B)	4,986	135,200
AngloGold Ashanti, Ltd.	37,286	377,523
Aspen Pharmacare Holdings, Ltd.	36,157	806,145
Barclays Africa Group, Ltd.	62,902	717,760
Bid Corp., Ltd.	31,272	710,818
Capitec Bank Holdings, Ltd.	3,674	254,499
Coronation Fund Managers, Ltd.	21,409	115,982
Discovery, Ltd.	35,256	408,451
Exxaro Resources, Ltd.	19,209	193,600
FirstRand, Ltd.	315,230	1,347,540
Fortress Income Fund, Ltd.	73,540	222,862
Fortress Income Fund, Ltd., Class A	90,590	122,169
Gold Fields, Ltd.	74,986	334,839
Growthpoint Properties, Ltd.	193,571	374,587
Hyprop Investments, Ltd.	22,704	199,315
Impala Platinum Holdings, Ltd. (B)	57,997	179,361
Imperial Holdings, Ltd.	14,010	225,010
Investec PLC	23,544	179,874
Investec, Ltd.	24,901	189,822
Liberty Holdings, Ltd.	14,774	117,721

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
South Africa (continued)
Life Healthcare Group Holdings, Ltd.	120,441	$244,844
Massmart Holdings, Ltd.	10,129	94,731
Mediclinic International PLC	12,761	126,395
MMI Holdings, Ltd.	101,695	162,773
Mondi PLC	12,936	353,471
Mondi, Ltd.	10,753	293,578
Mr. Price Group, Ltd.	22,608	315,169
MTN Group, Ltd.	158,256	1,574,668
Naspers, Ltd., N Shares	40,880	9,260,508
Nedbank Group, Ltd.	20,761	350,960
Netcare, Ltd.	94,144	175,061
Pick n Pay Stores, Ltd.	33,154	163,096
Pioneer Foods Group, Ltd.	11,878	115,727
PSG Group, Ltd.	8,584	166,768
Rand Merchant Investment Holdings, Ltd.	70,803	226,666
Redefine Properties, Ltd.	459,367	376,491
Remgro, Ltd.	49,381	825,655
Resilient REIT, Ltd.	25,117	241,471
RMB Holdings, Ltd.	65,929	336,854
Sanlam, Ltd.	136,977	756,738
Sappi, Ltd.	51,178	344,290
Sasol, Ltd.	51,800	1,566,338
Shoprite Holdings, Ltd.	40,016	693,184
Sibanye Gold, Ltd.	156,074	249,073
Standard Bank Group, Ltd.	121,034	1,559,940
Steinhoff International Holdings NV	277,349	1,341,680
Telkom SA SOC, Ltd.	24,507	118,339
The Bidvest Group, Ltd.	30,906	407,564
The Foschini Group, Ltd.	20,987	247,535
The SPAR Group, Ltd.	17,440	226,758
Tiger Brands, Ltd.	15,159	469,895
Truworths International, Ltd.	40,848	260,619
Vodacom Group, Ltd.	47,839	667,795
Woolworths Holdings, Ltd.	92,413	421,905
		31,949,617
South Korea - 4.0%
Amorepacific Corp.	3,807	974,826
AMOREPACIFIC Group	3,462	412,203
BGF retail Company, Ltd.	2,690	217,812
BNK Financial Group, Inc.	31,108	272,321
Celltrion, Inc. (A)(B)	9,437	966,311
Cheil Worldwide, Inc.	8,266	139,445
CJ CheilJedang Corp.	944	304,019
CJ Corp.	1,743	274,148
CJ E&M Corp.	2,324	156,967
CJ Logistics Corp. (B)	964	144,607
Coway Company, Ltd.	6,369	559,116
Daelim Industrial Company, Ltd.	3,341	248,949
Daewoo Engineering & Construction Company, Ltd. (B)	15,856	99,103
DGB Financial Group, Inc.	20,414	199,319
Dongbu Insurance Company, Ltd.	6,167	411,602
Dongsuh Company, Inc.	4,261	100,261
Doosan Bobcat, Inc.	4,454	151,039
Doosan Heavy Industries & Construction Company, Ltd.	6,565	105,072
E-MART, Inc.	2,484	494,612
GS Engineering & Construction Corp. (B)	6,101	154,737
GS Holdings Corp.	6,097	382,760
GS Retail Company, Ltd.	3,273	117,223
Hana Financial Group, Inc.	35,051	1,524,362
Hankook Tire Company, Ltd.	8,787	$460,859
Hanmi Pharm Company, Ltd. (B)	731	262,132
Hanmi Science Company, Ltd. (B)	1,512	120,586
Hanon Systems	21,949	225,570
Hanssem Company, Ltd.	1,272	192,018
Hanwha Life Insurance Company, Ltd.	19,678	127,886
Hanwha Techwin Company, Ltd. (B)	3,100	106,733
Hotel Shilla Company, Ltd.	3,765	207,297
Hyosung Corp.	2,556	360,326
Hyundai Department Store Company, Ltd.	1,683	144,304
Hyundai Development Co-Engineering & Construction	7,335	245,489
Hyundai Engineering & Construction Company, Ltd.	9,407	340,069
Hyundai Glovis Company, Ltd.	2,263	311,801
Hyundai Heavy Industries Company, Ltd. (B)	3,735	493,299
Hyundai Marine & Fire Insurance Company, Ltd.	7,982	327,819
Hyundai Mobis Company, Ltd.	8,038	1,684,262
Hyundai Motor Company	18,058	2,254,754
Hyundai Robotics Company, Ltd. (B)	1,165	458,047
Hyundai Steel Company	9,521	487,627
Hyundai Wia Corp. (A)	1,940	120,704
Industrial Bank of Korea	29,964	397,305
Kakao Corp.	4,033	441,172
Kangwon Land, Inc.	13,979	428,065
KB Financial Group, Inc.	46,941	2,309,431
KCC Corp.	706	248,222
KEPCO Plant Service & Engineering Company, Ltd.	2,684	109,057
Kia Motors Corp.	31,043	977,635
Korea Aerospace Industries, Ltd.	8,230	338,385
Korea Electric Power Corp.	30,419	1,162,409
Korea Gas Corp. (B)	3,486	140,305
Korea Investment Holdings Company, Ltd.	4,761	278,034
Korea Zinc Company, Ltd.	992	454,247
Korean Air Lines Company, Ltd. (B)	5,490	162,241
KT&G Corp.	13,772	1,400,138
Kumho Petrochemical Company, Ltd.	2,264	158,533
LG Chem, Ltd.	5,424	1,827,796
LG Corp.	11,329	845,720
LG Display Company, Ltd.	27,597	765,726
LG Electronics, Inc.	12,590	912,621
LG Household & Health Care, Ltd.	1,107	943,017
LG Innotek Company, Ltd.	1,733	284,954
LG Uplus Corp.	13,329	163,574
Lotte Chemical Corp.	1,841	654,263
Lotte Chilsung Beverage Company, Ltd.	71	97,488
Lotte Confectionery Company, Ltd.	664	116,558
Lotte Shopping Company, Ltd.	1,511	344,796
Medy-Tox, Inc.	508	256,814
Mirae Asset Daewoo Company, Ltd.	44,207	399,028
NAVER Corp.	3,296	2,210,760
NCSoft Corp.	2,079	710,255
Netmarble Games Corp. (B)(C)	2,101	288,849
NH Investment & Securities Company, Ltd.	17,411	213,528
OCI Company, Ltd.	2,056	179,884
Orion Corp. (B)	2,862	221,579
Ottogi Corp.	148	99,947
Pan Ocean Company, Ltd. (B)	26,501	151,295

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
South Korea (continued)
POSCO	8,744	$2,657,662
Posco Daewoo Corp.	4,691	88,328
S-1 Corp.	2,037	162,282
Samsung Biologics Company, Ltd. (B)(C)	1,961	494,307
Samsung C&T Corp.	8,979	1,030,633
Samsung Card Company, Ltd.	3,488	115,049
Samsung Electro-Mechanics Company, Ltd.	6,659	599,447
Samsung Electronics Company, Ltd.	11,508	23,689,349
Samsung Fire & Marine Insurance Company, Ltd.	3,749	920,925
Samsung Heavy Industries Company, Ltd. (B)	30,837	293,658
Samsung Life Insurance Company, Ltd.	8,569	878,546
Samsung SDI Company, Ltd.	6,498	1,135,407
Samsung SDS Company, Ltd.	4,139	617,273
Samsung Securities Company, Ltd.	8,028	260,662
Shinhan Financial Group Company, Ltd.	50,260	2,317,531
Shinsegae, Inc.	877	150,274
SK Holdings Company, Ltd.	3,760	893,749
SK Hynix, Inc.	68,583	4,186,953
SK Innovation Company, Ltd.	7,628	1,279,712
SK Networks Company, Ltd.	16,936	105,516
SK Telecom Company, Ltd.	2,419	546,168
S-Oil Corp.	5,340	596,182
Woori Bank	36,252	598,393
Yuhan Corp.	994	199,692
		81,853,725
Spain - 2.2%
Abertis Infraestructuras SA	61,523	1,245,175
ACS Actividades de Construccion y Servicios SA	21,775	824,262
Aena SA (C)	6,039	1,181,265
Amadeus IT Group SA	39,153	2,430,640
Banco Bilbao Vizcaya Argentaria SA	601,006	5,318,175
Banco de Sabadell SA	480,648	1,058,420
Banco Santander SA	1,441,848	9,397,195
Bankia SA	91,604	446,371
Bankinter SA	58,750	560,965
CaixaBank SA	323,500	1,673,753
Distribuidora Internacional de Alimentacion SA	56,348	356,930
Enagas SA	19,107	563,626
Endesa SA	28,102	679,000
Ferrovial SA	43,077	982,951
Gas Natural SDG SA	31,567	768,044
Grifols SA	26,704	756,003
Iberdrola SA	532,485	4,356,842
Industria de Diseno Textil SA	97,783	3,719,495
Mapfre SA	109,480	388,133
Red Electrica Corp. SA	38,141	857,414
Repsol SA	110,523	1,901,741
Siemens Gamesa Renewable Energy SA	21,757	325,208
Telefonica SA	407,830	4,399,945
		44,191,553
Sweden - 2.3%
Alfa Laval AB	34,770	787,904
Assa Abloy AB, B Shares	118,711	2,566,063
Atlas Copco AB, A Shares	79,476	3,118,015
Atlas Copco AB, B Shares	46,463	1,659,241
Boliden AB	32,338	1,131,718
Electrolux AB, Series B	28,485	1,036,375
Essity AB, Class B (B)	71,767	$1,992,487
Getinge AB, B Shares	23,656	439,739
Hennes & Mauritz AB, B Shares (A)	112,350	2,846,996
Hexagon AB, B Shares (A)	30,598	1,502,531
Husqvarna AB, B Shares	48,886	493,463
ICA Gruppen AB (A)	9,297	370,722
Industrivarden AB, C Shares	19,559	463,581
Investor AB, B Shares	54,191	2,535,172
Kinnevik AB, B Shares	27,779	836,209
L E Lundbergforetagen AB, B Shares	4,444	344,318
Lundin Petroleum AB (B)	21,425	459,863
Nordea Bank AB	359,242	4,836,725
Sandvik AB	134,112	2,217,271
Securitas AB, B Shares	37,051	609,462
Skandinaviska Enskilda Banken AB, Series A	179,076	2,331,500
Skanska AB, B Shares	39,978	903,465
SKF AB, B Shares	44,596	891,431
Svenska Handelsbanken AB, A Shares	179,696	2,689,927
Swedbank AB, A Shares	106,714	2,886,503
Swedish Match AB	21,965	783,679
Tele2 AB, B Shares	42,732	497,611
Telefonaktiebolaget LM Ericsson, B Shares	363,529	2,131,926
Telia Company AB	307,305	1,466,437
Volvo AB, B Shares	184,417	3,152,071
		47,982,405
Switzerland - 6.3%
ABB, Ltd.	214,803	4,970,199
Adecco Group AG	17,489	1,267,660
Baloise Holding AG	5,738	914,426
Barry Callebaut AG (B)	228	327,918
Chocoladefabriken Lindt & Spruengli AG	108	619,177
Chocoladefabriken Lindt & Spruengli AG (Swiss Stock Exchange)	11	765,302
Cie Financiere Richemont SA	56,251	5,028,504
Coca-Cola HBC AG (B)	6,394	218,647
Credit Suisse Group AG (B)	253,282	3,718,899
Dufry AG (B)	3,776	582,267
EMS-Chemie Holding AG	862	589,786
Geberit AG	3,935	1,798,621
Givaudan SA	987	2,018,018
Glencore PLC (B)	434,518	2,025,043
Julius Baer Group, Ltd. (B)	24,135	1,349,591
Kuehne + Nagel International AG	5,738	1,039,845
LafargeHolcim, Ltd. (B)	49,177	2,893,784
Lonza Group AG (B)	8,040	2,038,373
Nestle SA	335,317	28,426,816
Novartis AG	240,684	20,291,384
Pargesa Holding SA	4,040	327,528
Partners Group Holding AG	1,838	1,192,341
Roche Holding AG	75,716	19,237,224
Schindler Holding AG	2,089	439,121
Schindler Holding AG, Participation Certificates	4,367	935,943
SGS SA	582	1,299,097
Sika AG	231	1,639,256
Sonova Holding AG	5,553	938,854
STMicroelectronics NV	73,730	1,282,331
Straumann Holding AG	1,011	649,156
Swiss Life Holding AG (B)	3,648	1,305,995
Swiss Prime Site AG (B)	7,368	666,633
Swiss Re AG	35,654	3,228,391

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Switzerland (continued)
Swisscom AG	2,751	$1,388,506
The Swatch Group AG	5,937	460,497
The Swatch Group AG, BR Shares	3,346	1,336,217
UBS Group AG (B)	394,641	6,502,458
Vifor Pharma AG	5,219	528,593
Wolseley PLC	8,846	526,783
Zurich Insurance Group AG	16,462	4,927,025
		129,696,209
Taiwan - 3.4%
Acer, Inc. (B)	341,000	172,030
Advanced Semiconductor Engineering, Inc.	765,000	926,003
Advantech Company, Ltd.	40,699	300,772
Asia Cement Corp.	271,000	246,013
Asia Pacific Telecom Company, Ltd. (B)	252,000	86,477
Asustek Computer, Inc.	81,000	672,033
AU Optronics Corp.	1,025,000	421,988
Catcher Technology Company, Ltd.	77,000	984,882
Cathay Financial Holding Company, Ltd.	993,000	1,625,676
Chailease Holding Company, Ltd.	122,000	332,614
Chang Hwa Commercial Bank, Ltd.	517,350	283,129
Cheng Shin Rubber Industry Company, Ltd.	223,000	449,325
Chicony Electronics Company, Ltd.	60,220	151,526
China Airlines, Ltd. (B)	286,000	121,439
China Development Financial Holding Corp.	1,570,000	491,041
China Life Insurance Company, Ltd.	441,000	487,947
China Steel Corp.	1,457,000	1,223,056
Chunghwa Telecom Company, Ltd.	438,000	1,523,383
Compal Electronics, Inc.	492,000	354,159
CTBC Financial Holding Company, Ltd.	2,054,000	1,332,757
Delta Electronics, Inc.	228,000	1,254,322
E.Sun Financial Holding Company, Ltd.	1,016,933	627,749
Eclat Textile Company, Ltd.	21,340	262,564
Eva Airways Corp.	231,750	120,870
Evergreen Marine Corp Taiwan, Ltd. (B)	208,000	158,948
Far Eastern New Century Corp.	368,000	295,000
Far EasTone Telecommunications Company, Ltd.	177,000	429,298
Feng TAY Enterprise Company, Ltd.	40,000	190,086
First Financial Holding Company, Ltd.	1,038,880	675,724
Formosa Chemicals & Fibre Corp.	347,000	1,092,832
Formosa Petrochemical Corp.	153,000	541,287
Formosa Plastics Corp.	487,000	1,518,183
Formosa Taffeta Company, Ltd.	83,000	82,588
Foxconn Technology Company, Ltd.	108,000	343,997
Fubon Financial Holding Company, Ltd.	784,000	1,263,181
Giant Manufacturing Company, Ltd.	35,000	177,206
Globalwafers Company, Ltd.	18,000	143,460
Highwealth Construction Corp.	95,000	151,343
Hiwin Technologies Corp.	25,420	226,530
Hon Hai Precision Industry Company, Ltd.	1,820,000	7,107,195
Hotai Motor Company, Ltd.	32,000	377,812
HTC Corp. (B)	78,000	178,081
Hua Nan Financial Holdings Company, Ltd.	800,100	447,402
Innolux Corp.	1,061,000	518,782
Inventec Corp.	296,000	235,526
Largan Precision Company, Ltd.	12,000	2,327,494
Lite-On Technology Corp.	246,000	364,723
MediaTek, Inc.	176,000	1,582,705
Mega Financial Holding Company, Ltd.	1,262,000	$1,015,500
Merida Industry Company, Ltd.	25,000	110,030
Micro-Star International Company, Ltd.	80,000	182,644
Nan Ya Plastics Corp.	564,000	1,426,670
Nanya Technology Corp.	80,000	172,013
Nien Made Enterprise Company, Ltd.	17,000	183,222
Novatek Microelectronics Corp.	67,000	261,342
OBI Pharma, Inc. (B)	13,000	82,258
Pegatron Corp.	228,000	720,355
Phison Electronics Corp.	17,000	229,972
Pou Chen Corp.	257,000	334,035
Powertech Technology, Inc.	79,000	240,574
President Chain Store Corp.	67,000	561,438
Quanta Computer, Inc.	316,000	721,101
Realtek Semiconductor Corp.	52,000	202,125
Ruentex Development Company, Ltd. (B)	111,600	109,529
Ruentex Industries, Ltd. (B)	66,000	106,507
Shin Kong Financial Holding Company, Ltd.	1,071,000	311,823
Siliconware Precision Industries Company, Ltd.	223,000	353,486
SinoPac Financial Holdings Company, Ltd.	1,142,000	367,287
Standard Foods Corp.	67,600	172,832
Synnex Technology International Corp.	159,000	177,782
TaiMed Biologics, Inc. (B)	20,000	144,457
Taishin Financial Holding Company, Ltd.	1,072,479	476,947
Taiwan Business Bank	298,990	82,714
Taiwan Cement Corp.	387,000	447,739
Taiwan Cooperative Financial Holding Company, Ltd.	888,240	468,580
Taiwan Fertilizer Company, Ltd.	80,000	106,841
Taiwan High Speed Rail Corp.	198,000	174,720
Taiwan Mobile Company, Ltd.	183,000	655,078
Taiwan Semiconductor Manufacturing Company, Ltd.	2,869,816	20,655,500
Teco Electric & Machinery Company, Ltd.	214,000	200,313
Transcend Information, Inc.	21,000	62,707
Uni-President Enterprises Corp.	565,000	1,203,866
United Microelectronics Corp.	1,394,000	696,803
Vanguard International Semiconductor Corp.	101,000	182,695
Wistron Corp.	305,194	289,137
WPG Holdings, Ltd.	175,000	228,311
Yuanta Financial Holdings Company, Ltd.	1,201,000	522,846
Yulon Motor Company, Ltd.	84,000	72,449
Zhen Ding Technology Holding, Ltd.	54,000	125,521
		69,720,887
Thailand - 0.5%
Advanced Info Service PCL	86,800	490,766
Airports of Thailand PCL	360,800	593,378
Bangkok Bank PCL	21,200	119,939
Bangkok Dusit Medical Services PCL	345,000	217,241
Bangkok Expressway & Metro PCL	566,100	133,182
Banpu PCL	154,500	82,074
BEC World PCL	79,000	41,183
Berli Jucker PCL	83,300	123,704
BTS Group Holdings PCL	463,700	120,912
Bumrungrad Hospital PCL	31,200	204,920
Central Pattana PCL	76,182	165,315
Central Pattana PCL, NVDR	38,800	84,196

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Thailand (continued)
Charoen Pokphand Foods PCL	232,600	$191,089
CP ALL PCL	411,800	769,602
Delta Electronics Thailand PCL	150,700	404,027
Electricity Generating PCL	12,300	86,734
Energy Absolute PCL, Foreign Shares	92,100	104,884
Glow Energy PCL	37,800	97,656
Home Product Center PCL	311,000	93,790
Indorama Ventures PCL	82,600	97,127
IRPC PCL	843,600	151,349
Kasikornbank PCL	43,100	261,413
Kasikornbank PCL, Foreign Shares	102,200	650,550
KCE Electronics PCL	17,400	45,874
Krung Thai Bank PCL	284,300	160,289
Minor International PCL	169,300	202,673
PTT Exploration & Production PCL	116,100	306,483
PTT Global Chemical PCL	185,300	427,518
PTT PCL	88,500	1,064,571
Robinson PCL (A)	36,900	63,958
Thai Oil PCL	68,100	193,423
Thai Union Group PCL	150,300	89,683
The Siam Cement PCL, Foreign Shares	34,100	513,947
The Siam Commercial Bank PCL	145,900	662,436
TMB Bank PCL	1,035,700	73,664
True Corp. PCL (B)	825,200	139,279
		9,228,829
Turkey - 0.3%
Akbank Turk AS	186,281	558,697
Anadolu Efes Biracilik Ve Malt Sanayii AS	17,612	108,184
Arcelik AS	19,981	139,009
Aselsan Elektronik Sanayi ve Ticaret AS	17,371	135,897
BIM Birlesik Magazalar AS	17,926	397,380
Coca-Cola Icecek AS	6,438	74,904
Emlak Konut Gayrimenkul Yatirim Ortakligi AS (B)	166,699	142,089
Eregli Demir ve Celik Fabrikalari TAS	120,729	287,630
Ford Otomotiv Sanayi AS	5,712	78,688
Haci Omer Sabanci Holding AS	79,268	243,640
KOC Holding AS	65,340	341,616
Petkim Petrokimya Holding AS	59,086	106,914
TAV Havalimanlari Holding AS	14,453	88,902
Tofas Turk Otomobil Fabrikasi AS	9,971	91,348
Tupras Turkiye Petrol Rafinerileri AS	10,516	357,586
Turk Hava Yollari AO (B)	48,971	138,649
Turk Telekomunikasyon AS (B)	44,462	92,581
Turkcell Iletisim Hizmetleri AS	76,026	291,147
Turkiye Garanti Bankasi AS	195,843	610,204
Turkiye Halk Bankasi AS	54,157	232,876
Turkiye Is Bankasi, Class C	133,852	290,844
Turkiye Sise ve Cam Fabrikalari AS	67,820	87,326
Turkiye Vakiflar Bankasi TAO, Class D	64,459	134,681
Ulker Biskuvi Sanayi AS	12,847	76,843
Yapi ve Kredi Bankasi AS (B)	72,022	101,551
		5,209,186
United Kingdom - 4.2%
3i Group PLC	34,924	438,145
Admiral Group PLC	8,050	201,104
Anglo American PLC	47,303	861,027
Ashtead Group PLC	17,717	381,136
Associated British Foods PLC	12,573	540,860
AstraZeneca PLC	44,932	2,634,250
Auto Trader Group PLC (C)	31,796	145,470
Aviva PLC	151,624	1,025,319
Babcock International Group PLC	8,460	$88,866
BAE Systems PLC	111,510	876,291
Barclays PLC	602,413	1,489,814
Barratt Developments PLC	35,415	286,911
Berkeley Group Holdings PLC	4,598	222,788
BP PLC	691,528	3,994,502
British American Tobacco PLC	81,585	5,089,661
BT Group PLC	299,354	1,130,748
Bunzl PLC	11,158	333,504
Burberry Group PLC	15,575	362,044
Capita PLC	23,587	197,953
Centrica PLC	193,574	500,321
CNH Industrial NV	99,235	1,127,179
Cobham PLC	83,101	147,620
Coca-Cola European Partners PLC	17,695	757,697
Compass Group PLC	55,529	1,187,417
ConvaTec Group PLC (B)(C)	39,694	147,270
Croda International PLC	4,411	219,362
Diageo PLC	89,192	2,983,277
Direct Line Insurance Group PLC	53,971	265,237
Dixons Carphone PLC	34,442	77,344
easyJet PLC	5,650	87,565
Experian PLC	32,908	661,705
Fiat Chrysler Automobiles NV (B)	104,308	1,575,874
G4S PLC	54,359	199,123
GKN PLC	59,173	243,863
GlaxoSmithKline PLC	173,693	3,446,008
Hammerson PLC	26,422	191,885
Hargreaves Lansdown PLC	9,417	170,397
HSBC Holdings PLC	703,231	6,817,602
IMI PLC	9,597	140,905
Imperial Brands PLC	33,913	1,402,921
Inmarsat PLC	15,652	148,215
InterContinental Hotels Group PLC	6,353	316,932
International Consolidated Airlines Group SA	58,104	460,653
Intertek Group PLC	5,563	368,081
Intu Properties PLC (A)	29,478	94,973
ITV PLC	127,541	261,962
J Sainsbury PLC	58,154	177,024
Johnson Matthey PLC	6,888	246,453
Kingfisher PLC	77,898	300,998
Land Securities Group PLC	27,448	358,801
Legal & General Group PLC	223,450	752,453
Lloyds Banking Group PLC	2,527,190	2,083,138
London Stock Exchange Group PLC	11,111	567,802
Marks & Spencer Group PLC	56,250	232,887
Meggitt PLC	26,616	178,280
Merlin Entertainments PLC (C)	23,981	143,063
National Grid PLC	119,804	1,509,986
Next PLC	5,135	274,430
Old Mutual PLC	185,414	498,029
Pearson PLC	29,169	228,708
Persimmon PLC	10,858	373,899
Petrofac, Ltd.	9,367	50,637
Provident Financial PLC	5,260	60,129
Prudential PLC	94,040	2,207,509
Reckitt Benckiser Group PLC	23,449	2,223,621
RELX NV	79,307	1,665,454
RELX PLC	37,278	815,121
Rio Tinto PLC	43,786	2,126,744
Rio Tinto, Ltd.	35,529	1,926,206
Rolls-Royce Holdings PLC (B)	58,621	692,348
Royal Mail PLC	30,656	156,158

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
United Kingdom (continued)
RSA Insurance Group PLC	40,079	$345,558
Schroders PLC	4,414	192,272
Segro PLC	33,548	233,638
Severn Trent PLC	7,788	228,455
Sky PLC	36,150	447,084
Smith & Nephew PLC	30,570	553,016
Smiths Group PLC	13,823	276,225
SSE PLC	35,160	648,017
St. James’s Place PLC	21,175	316,094
Standard Chartered PLC (B)	116,634	1,161,699
Standard Life Aberdeen PLC	101,057	561,572
Tate & Lyle PLC	15,634	138,044
Taylor Wimpey PLC	115,592	300,339
Tesco PLC (B)	289,213	675,764
The British Land Company PLC	34,212	271,070
The Royal Bank of Scotland Group PLC (B)	125,720	409,705
The Sage Group PLC	36,761	329,258
The Weir Group PLC	7,882	182,909
Travis Perkins PLC	8,541	166,363
Unilever NV	134,632	8,015,199
Unilever PLC	45,404	2,649,064
United Utilities Group PLC	22,694	266,930
Vodafone Group PLC	941,123	2,693,204
Whitbread PLC	6,373	309,795
Wm Morrison Supermarkets PLC	76,568	243,449
Worldpay Group PLC (C)	70,788	381,973
WPP PLC	45,277	825,716
		86,974,071
United States - 0.1%
Carnival PLC	6,604	459,498
Valeant Pharmaceuticals International, Inc. (B)	37,006	497,562
Yum China Holdings, Inc. (B)	28,707	1,015,080
		1,972,140
TOTAL COMMON STOCKS (Cost $1,647,422,603)		$1,909,228,087
PREFERRED SECURITIES - 1.6%
Brazil - 0.8%
Banco Bradesco SA	372,330	3,971,867
Braskem SA, A Shares	21,000	254,240
Centrais Eletricas Brasileiras SA, B Shares	28,000	182,614
Cia Brasileira de Distribuicao (B)	19,400	443,670
Cia Energetica de Minas Gerais	93,400	248,643
Cia Paranaense de Energia, B Shares	13,000	118,691
Gerdau SA	112,100	421,998
Itau Unibanco Holding SA	393,700	5,046,554
Itausa - Investimentos Itau SA	481,100	1,558,912
Lojas Americanas SA	89,600	505,803
Petroleo Brasileiro SA (B)	479,000	2,077,084
Suzano Papel e Celulose SA, A Shares	49,500	275,188
Telefonica Brasil SA	54,300	842,484
Vale SA	72,600	751,174
		16,698,922
Chile - 0.1%
Embotelladora Andina SA, B Shares	44,727	216,042
Sociedad Quimica y Minera de Chile SA, B Shares	16,437	771,814
		987,856
Colombia - 0.0%
Bancolombia SA	50,018	$569,832
Grupo Aval Acciones y Valores SA	391,475	175,210
Grupo de Inversiones Suramericana SA	13,351	182,160
		927,202
Germany - 0.5%
Bayerische Motoren Werke AG	7,352	610,589
FUCHS PETROLUB SE	9,265	515,817
Henkel AG & Company KGaA	24,045	3,223,717
Porsche Automobil Holding SE	20,691	1,174,463
Schaeffler AG	22,246	313,899
Volkswagen AG	25,075	3,746,456
		9,584,941
South Korea - 0.2%
Amorepacific Corp.	1,088	165,787
Hyundai Motor Company	2,910	249,248
Hyundai Motor Company, 2nd Preferred	4,522	409,853
LG Chem, Ltd.	930	217,448
LG Household & Health Care, Ltd.	256	136,368
Samsung Electronics Company, Ltd.	2,082	3,485,626
		4,664,330
TOTAL PREFERRED SECURITIES (Cost $28,322,182)		$32,863,251
EXCHANGE-TRADED
FUNDS - 2.4%
iShares MSCI India ETF	1,076,781	36,729,000
VanEck Vectors Russia ETF	575,327	12,265,972
TOTAL EXCHANGE-TRADED FUNDS (Cost $42,948,287)		$48,994,972
RIGHTS - 0.0%
Getinge AB (Expiration Date: 9-15-17; Strike Price: SEK 127.00) (B)	23,656	8,753
TOTAL RIGHTS (Cost $0)		$8,753
SECURITIES LENDING COLLATERAL - 1.9%
John Hancock Collateral Trust, 1.2169% (E)(F)	3,849,337	38,516,467
TOTAL SECURITIES LENDING
COLLATERAL (Cost $38,515,649)		$38,516,467
SHORT-TERM INVESTMENTS - 2.3%
U.S. Government Agency - 2.3%
Federal Home Loan Bank Discount Note
0.275%, 09/14/2017 *	$500,000	499,820
1.101%, 09/29/2017 *	35,500,000	35,472,381
1.360%, 09/15/2017 *	11,400,000	11,395,565
		47,367,766
TOTAL SHORT-TERM INVESTMENTS (Cost $47,367,219)		$47,367,766
Total Investments (International Strategic Equity Allocation Fund) (Cost $1,804,575,940) - 101.4%		$2,076,979,296
Other assets and liabilities, net - (1.4%)		(28,189,813)
TOTAL NET ASSETS - 100.0%		$2,048,789,483

Currency Abbreviations
SEK	Swedish Krona
Security Abbreviations and Legend
ADR	American Depositary Receipt
NVDR	Non-Voting Depositary Receipt

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

(A)	A portion of this security is on loan as of 8-31-17.
(B)	Non-income producing security.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	Security is valued using significant unobservable inputs.
(E)	The rate shown is the annualized seven-day yield as of 8-31-17.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES
FUTURES

						Unrealized
	Number of		Expiration	Notional	Notional	appreciation
Open contracts	contracts	Position	date	basis*	value*	(depreciation)
Canadian Dollar Futures	51	Long	Sep 2017	$3,924,110	$4,081,785	$157,675
Mini MSCI EAFE Index Futures	391	Long	Sep 2017	37,271,790	37,825,340	553,550
Mini MSCI Emerging Markets Index Futures	249	Long	Sep 2017	12,964,361	13,523,190	558,829
S&P/Toronto Stock Exchange 60 Index Futures	30	Long	Sep 2017	4,269,376	4,281,081	11,705
						$1,281,759

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.

International Value Fund

	Shares or Principal Amount	Value
COMMON STOCKS - 94.5%
Canada - 8.6%
Alamos Gold, Inc., Class A	1,728,760	$14,400,571
Barrick Gold Corp.	905,310	16,286,527
Cenovus Energy, Inc.	1,145,300	8,960,625
Eldorado Gold Corp.	3,226,500	6,640,324
Ensign Energy Services, Inc.	866,200	4,376,955
Husky Energy, Inc. (A)	720,500	8,429,634
Precision Drilling Corp. (A)	217,293	551,607
Suncor Energy, Inc.	327,800	10,271,723
Wheaton Precious Metals Corp.	1,598,700	33,209,432
		103,127,398
China - 7.9%
Baidu, Inc., ADR (A)	148,940	33,965,767
China Life Insurance Company, Ltd., H Shares	3,218,000	10,361,136
China Telecom Corp., Ltd., H Shares	34,825,589	17,935,267
Shanghai Pharmaceuticals Holding
Company, Ltd., H Shares	4,765,900	11,730,465
Sinopec Engineering Group Company, Ltd., H Shares	10,354,500	9,345,718
Sinopharm Group Company, Ltd., H Shares	2,473,200	11,196,437
		94,534,790
France - 6.5%
AXA SA	508,589	14,746,289
BNP Paribas SA	309,690	23,545,047
Cie Generale des Etablissements Michelin	50,696	6,915,364
Sanofi	205,326	20,019,319
TOTAL SA	231,881	12,031,668
		77,257,687
Germany - 6.5%
Bayer AG	121,140	15,526,948
Gerresheimer AG	134,074	10,558,791
Innogy SE (B)	307,890	13,581,579
Merck KGaA	106,497	11,708,191
MorphoSys AG (A)(C)	154,429	10,996,268
Siemens AG	44,672	5,847,958
Telefonica Deutschland Holding AG	1,716,998	$9,308,382
		77,528,117
Hong Kong - 4.2%
China Mobile, Ltd.	1,236,500	13,122,709
CK Hutchison Holdings, Ltd.	1,408,000	18,459,953
Haier Electronics Group Company, Ltd. (A)	3,300,800	8,796,893
Kunlun Energy Company, Ltd.	5,330,000	5,172,969
Value Partners Group, Ltd.	4,880,400	4,242,534
		49,795,058
India - 1.0%
Hero MotoCorp, Ltd.	128,347	8,013,686
Jain Irrigation Systems, Ltd.	2,481,436	3,830,324
		11,844,010
Ireland - 0.5%
Shire PLC	108,918	5,417,227
Israel - 1.2%
Teva Pharmaceutical Industries, Ltd., ADR	891,285	14,135,780
Italy - 1.5%
Eni SpA	1,126,650	17,695,199
Japan - 10.8%
Astellas Pharma, Inc.	1,026,900	12,971,155
Inpex Corp.	963,000	9,214,199
Kirin Holdings Company, Ltd.	501,600	11,381,112
Nissan Motor Company, Ltd.	1,103,700	10,988,036
Ryohin Keikaku Company, Ltd.	23,600	6,554,884
SoftBank Group Corp.	434,600	35,381,314
Sumitomo Metal Mining Company, Ltd.	730,000	12,586,786
Sumitomo Rubber Industries, Ltd.	698,700	11,587,863
Suntory Beverage & Food, Ltd.	254,700	11,772,942
Taiheiyo Cement Corp.	1,690,000	6,517,334
		128,955,625
Luxembourg - 1.1%
SES SA	372,756	8,523,511

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

International Value Fund (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Luxembourg (continued)
Tenaris SA	328,710	$4,380,146
		12,903,657
Netherlands - 8.3%
Aegon NV	3,402,564	19,455,389
Flow Traders (B)	169,651	4,603,830
ING Groep NV	526,674	9,348,860
QIAGEN NV (A)	522,369	16,851,808
Royal Dutch Shell PLC, B Shares	1,011,132	28,221,127
SBM Offshore NV	1,280,485	20,494,425
		98,975,439
Norway - 1.8%
Telenor ASA	614,150	12,430,515
Yara International ASA	214,970	8,795,989
		21,226,504
Singapore - 2.3%
Singapore Telecommunications, Ltd.	5,196,100	14,200,031
Singapore Telecommunications, Ltd., ADR	6,600	180,180
United Overseas Bank, Ltd.	707,300	12,542,240
		26,922,451
South Korea - 10.1%
Dongbu Insurance Company, Ltd.	26,813	1,789,571
Hana Financial Group, Inc.	418,049	18,180,878
Hyundai Mobis Company, Ltd.	71,538	14,989,887
Hyundai Motor Company	71,626	8,943,349
KB Financial Group, Inc., ADR	373,983	18,370,045
Korea Investment Holdings Company, Ltd.	129,641	7,570,814
Posco Daewoo Corp.	518,923	9,770,908
Samsung Electronics Company, Ltd., GDR	40,200	41,449,045
		121,064,497
Sweden - 0.5%
Getinge AB, B Shares	348,391	6,476,212
Switzerland - 3.9%
GAM Holding AG (A)	518,369	7,968,460
Roche Holding AG	104,694	26,599,687
UBS Group AG (A)	724,622	11,939,520
		46,507,667
Taiwan - 2.4%
Catcher Technology Company, Ltd.	758,800	9,705,565
Quanta Computer, Inc.	3,742,000	8,539,118
Taiwan Semiconductor Manufacturing Company, Ltd.	1,423,000	10,242,042
		28,486,725
Thailand - 1.6%
Bangkok Bank PCL	1,900,300	10,568,360
Bangkok Bank PCL	201,200	1,138,293
Kasikornbank PCL, Foreign Shares	183,700	1,169,334
PTT Exploration & Production PCL	2,261,900	5,971,001
		18,846,988
United Kingdom - 13.4%
Aviva PLC	1,198,750	8,106,243
BAE Systems PLC	1,424,283	11,192,592
Barclays PLC	4,147,267	10,256,516
BP PLC	5,318,814	30,723,285
Capita PLC	740,151	6,211,683
Cobham PLC	3,770,376	6,697,652
HSBC Holdings PLC	1,853,308	17,967,236
Johnson Matthey PLC	244,675	8,754,489
Kingfisher PLC	2,917,472	11,273,122
Rolls-Royce Holdings PLC (A)	449,277	$5,306,218
SIG PLC	4,637,757	10,661,009
Standard Chartered PLC (A)	2,704,148	26,933,885
Travis Perkins PLC	315,295	6,141,381
		160,225,311
United States - 0.4%
Tahoe Resources, Inc. (C)	1,107,800	5,287,278
TOTAL COMMON STOCKS (Cost
$948,087,050)		$1,127,213,620
RIGHTS - 0.0%
Getinge AB (Expiration Date: 9-15-17; Strike Price: SEK 127.00) (A)	391,060	144,696
TOTAL RIGHTS (Cost $0)		$144,696
SECURITIES LENDING COLLATERAL - 0.6%
John Hancock Collateral Trust, 1.2169% (D)(E)	756,785	7,572,390
TOTAL SECURITIES LENDING
COLLATERAL (Cost $7,571,984)		$7,572,390
Total Investments (International Value Fund) (Cost $955,659,034) - 95.1%		$1,134,930,706
Other assets and liabilities, net - 4.9%		58,368,687
TOTAL NET ASSETS - 100.0%		$1,193,299,393
Currency Abbreviations
SEK	Swedish Krona
Security Abbreviations and Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	A portion of this security is on loan as of 8-31-17.
(D)	The rate shown is the annualized seven-day yield as of 8-31-17.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

Investment Quality Bond Fund

	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS – 61.1%
U.S. Government – 28.9%
U.S. Treasury Bonds
2.875%, 11/15/2046	$439,000	$451,827
3.000%, 11/15/2045 to 02/15/2047	905,000	954,919
3.625%, 08/15/2043	990,000	1,164,101
4.375%, 11/15/2039	840,000	1,094,494
4.500%, 08/15/2039	225,000	297,835
4.625%, 02/15/2040	380,000	512,080
6.250%, 05/15/2030	955,000	1,380,796
U.S. Treasury Inflation Protected Securities
0.250%, 01/15/2025	2,029,042	2,023,725
U.S. Treasury Notes
1.250%, 06/30/2019	5,085,000	5,078,628

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Investment Quality Bond Fund (continued)

	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Government (continued)
U.S. Treasury Notes (continued)
1.625%, 11/30/2020	$2,415,000	$2,425,094
1.750%, 05/15/2023	1,425,000	1,419,545
2.000%, 02/15/2023	1,470,000	1,486,193
2.000%, 11/15/2026 (A)	2,227,000	2,206,731
3.125%, 05/15/2021	1,735,000	1,832,729
		22,328,697
U.S. Government Agency – 32.2%
Federal Home Loan Mortgage Corp.
3.000%, TBA (B)	4,000,000	4,068,035
3.500%, TBA (B)	2,600,000	2,693,127
4.000%, TBA (B)	900,000	950,445
4.500%, TBA (B)	600,000	644,780
5.000%, 03/01/2019 to 12/01/2019	24,260	24,904
6.500%, 04/01/2029 to 08/01/2034	2,599	3,014
7.500%, 08/01/2025 to 05/01/2028	1,173	1,329
Federal National Mortgage Association
2.500%, 01/01/2030 to 02/01/2043	693,206	687,771
2.970%, 06/01/2030	605,000	608,660
3.000%, TBA (B)	700,000	722,727
3.500%, TBA (B)	8,400,000	8,698,482
4.000%, TBA (B)	1,100,000	1,161,745
5.000%, 03/01/2019 to 06/01/2019	43,597	44,552
5.500%, 08/01/2035 to 11/01/2035	48,729	54,094
6.500%, 09/01/2031	3	4
Government National Mortgage Association
3.000%, TBA (B)	2,300,000	2,347,563
3.500%, TBA (B)	1,400,000	1,459,883
4.000%, 09/15/2040 to 02/15/2042	234,816	250,429
4.500%, TBA (B)	400,000	425,094
6.000%, 08/15/2032 to 04/15/2035	11,673	13,573
6.500%, 06/15/2028 to 08/15/2034	6,539	7,438
7.000%, 11/15/2031 to 11/15/2033	30,020	34,845
8.000%, 07/15/2030	402	484
		24,902,978
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $46,964,089)		$47,231,675
FOREIGN GOVERNMENT OBLIGATIONS – 0.8%
Mexico – 0.1%
Government of Mexico
5.750%, 10/12/2110	$86,000	92,751
Oman – 0.4%
Sultanate of Oman
5.375%, 03/08/2027 (C)	265,000	275,931
Qatar – 0.3%
Government of Qatar
5.250%, 01/20/2020 (C)	200,000	212,952
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $560,960)		$581,634
CORPORATE BONDS – 27.1%
Consumer discretionary – 3.0%
21st Century Fox America, Inc.
6.150%, 02/15/2041	40,000	51,109
6.200%, 12/15/2034	35,000	43,924
Amazon.com, Inc.
1.900%, 08/21/2020 (C)	35,000	35,144
2.800%, 08/22/2024 (C)	25,000	25,312
3.875%, 08/22/2037 (C)	95,000	97,378
CCO Holdings LLC
5.500%, 05/01/2026 (C)	$25,000	$26,063
5.750%, 09/01/2023	35,000	36,400
5.750%, 02/15/2026 (C)	40,000	42,288
Charter Communications Operating LLC
3.579%, 07/23/2020	40,000	41,038
4.464%, 07/23/2022	90,000	95,246
4.908%, 07/23/2025	40,000	42,852
6.484%, 10/23/2045	105,000	120,761
Comcast Corp.
3.400%, 07/15/2046	75,000	68,509
4.250%, 01/15/2033	35,000	37,415
Cox Communications, Inc.
3.150%, 08/15/2024 (C)	65,000	64,980
3.350%, 09/15/2026 (C)	40,000	39,439
6.450%, 12/01/2036 (C)	50,000	56,911
Discovery Communications LLC
3.450%, 03/15/2025	44,000	43,272
3.800%, 03/13/2024	50,000	50,959
4.900%, 03/11/2026	25,000	26,737
DISH DBS Corp.
5.875%, 07/15/2022	50,000	53,906
6.750%, 06/01/2021	40,000	44,150
Ford Motor Company
5.291%, 12/08/2046	70,000	71,771
General Motors Company
6.250%, 10/02/2043	45,000	50,291
6.750%, 04/01/2046	50,000	58,815
General Motors Financial Company, Inc.
3.700%, 05/09/2023	50,000	50,980
3.950%, 04/13/2024	70,000	71,673
Lear Corp.
3.800%, 09/15/2027	85,000	85,196
Liberty Interactive LLC
8.250%, 02/01/2030	85,000	94,563
Lithia Motors, Inc.
5.250%, 08/01/2025 (C)	5,000	5,113
Lowe’s Companies, Inc.
3.700%, 04/15/2046	10,000	9,626
Meritage Homes Corp.
5.125%, 06/06/2027 (C)	15,000	14,944
6.000%, 06/01/2025	50,000	53,750
Scripps Networks Interactive, Inc.
3.950%, 06/15/2025	37,000	37,963
TEGNA, Inc.
5.125%, 10/15/2019	25,000	25,375
6.375%, 10/15/2023	20,000	21,225
The Home Depot, Inc.
3.500%, 09/15/2056	60,000	55,576
Time Warner Cable LLC
4.500%, 09/15/2042	100,000	92,338
8.750%, 02/14/2019	75,000	81,901
Time Warner, Inc.
2.950%, 07/15/2026	75,000	71,060
3.875%, 01/15/2026	14,000	14,289
6.100%, 07/15/2040	30,000	34,835
Toll Brothers Finance Corp.
4.875%, 11/15/2025	55,000	56,856
Viacom, Inc.
4.375%, 03/15/2043	29,000	24,901
Videotron, Ltd.
5.375%, 06/15/2024 (C)	35,000	37,319
WMG Acquisition Corp.
4.875%, 11/01/2024 (C)	70,000	71,750
		2,335,903

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Investment Quality Bond Fund (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Consumer staples – 2.1%
Altria Group, Inc.
3.875%, 09/16/2046		$35,000	$33,865
Anheuser-Busch InBev Finance, Inc.
3.300%, 02/01/2023		220,000	228,218
4.700%, 02/01/2036		145,000	160,749
4.900%, 02/01/2046		55,000	62,669
Anheuser-Busch InBev Worldwide, Inc.
3.750%, 07/15/2042		70,000	67,991
BAT Capital Corp.
2.297%, 08/14/2020 (C)		75,000	75,287
4.390%, 08/15/2037 (C)		75,000	77,150
BAT International Finance PLC
2.750%, 06/15/2020 (C)		65,000	66,038
Constellation Brands, Inc.
2.700%, 05/09/2022		10,000	10,087
3.500%, 05/09/2027		20,000	20,404
4.500%, 05/09/2047		10,000	10,449
CVS Health Corp.
2.800%, 07/20/2020		95,000	97,041
3.875%, 07/20/2025		61,000	64,071
5.125%, 07/20/2045		95,000	109,488
Imperial Brands Finance PLC
2.050%, 07/20/2018 (C)		225,000	225,094
Kraft Heinz Foods Company
4.375%, 06/01/2046		35,000	34,152
Philip Morris International, Inc.
3.125%, 08/17/2027		115,000	115,708
Reynolds American, Inc.
3.250%, 06/12/2020		81,000	83,460
Sysco Corp.
2.500%, 07/15/2021		65,000	65,739
			1,607,660
Energy – 3.0%
Anadarko Petroleum Corp.
3.450%, 07/15/2024		55,000	54,591
4.500%, 07/15/2044		45,000	42,293
Andeavor Logistics LP
6.250%, 10/15/2022		30,000	31,800
Apache Corp.
4.250%, 01/15/2044		15,000	13,932
Canadian Natural Resources, Ltd.
3.850%, 06/01/2027		20,000	20,022
6.250%, 03/15/2038		40,000	47,065
Cenovus Energy, Inc.
4.250%, 04/15/2027 (C)		10,000	9,653
6.750%, 11/15/2039		15,000	16,210
ConocoPhillips Company
4.950%, 03/15/2026		30,000	33,703
Continental Resources, Inc.
3.800%, 06/01/2024		5,000	4,650
4.500%, 04/15/2023		45,000	44,325
DCP Midstream Operating LP
3.875%, 03/15/2023		10,000	9,738
4.950%, 04/01/2022		5,000	5,163
5.600%, 04/01/2044		30,000	27,900
Devon Energy Corp.
5.000%, 06/15/2045		10,000	10,140
Devon Financing Company LLC
7.875%, 09/30/2031		65,000	85,929
Enbridge, Inc.
3.700%, 07/15/2027		30,000	30,253
Encana Corp.
3.900%, 11/15/2021		40,000	41,207
Energy Transfer Equity LP
7.500%, 10/15/2020		85,000	95,944
EOG Resources, Inc.
4.150%, 01/15/2026		$25,000	$26,643
Hess Corp.
4.300%, 04/01/2027		55,000	53,930
5.800%, 04/01/2047		70,000	69,948
Kerr-McGee Corp.
6.950%, 07/01/2024		110,000	129,988
Kinder Morgan Energy Partners LP
6.500%, 04/01/2020		25,000	27,451
Kinder Morgan, Inc.
3.150%, 01/15/2023		280,000	279,904
5.550%, 06/01/2045		75,000	79,532
Marathon Oil Corp.
2.700%, 06/01/2020		25,000	24,925
2.800%, 11/01/2022		65,000	63,545
4.400%, 07/15/2027		65,000	65,761
MPLX LP
4.125%, 03/01/2027		40,000	40,539
5.200%, 03/01/2047		10,000	10,312
NGPL PipeCo LLC
4.875%, 08/15/2027 (C)		5,000	5,150
Petroleos Mexicanos
5.500%, 06/27/2044		63,000	59,283
6.500%, 03/13/2027 (C)		45,000	50,309
Phillips 66 Partners LP
3.550%, 10/01/2026		15,000	14,825
Plains All American Pipeline LP
4.500%, 12/15/2026		25,000	25,568
QEP Resources, Inc.
5.375%, 10/01/2022		55,000	52,938
Sabine Pass Liquefaction LLC
4.200%, 03/15/2028		25,000	25,099
Shell International Finance BV
4.375%, 05/11/2045		60,000	64,211
SM Energy Company
6.125%, 11/15/2022 (D)		25,000	23,625
Sunoco Logistics Partners Operations LP
3.900%, 07/15/2026		20,000	19,782
4.250%, 04/01/2024		25,000	25,812
Texas Eastern Transmission LP
2.800%, 10/15/2022 (C)		65,000	64,779
The Williams Companies, Inc.
3.700%, 01/15/2023		50,000	49,625
Valero Energy Corp.
3.400%, 09/15/2026		120,000	119,175
Williams Partners LP
4.000%, 11/15/2021		40,000	41,979
4.300%, 03/04/2024		45,000	47,703
WPX Energy, Inc.
5.250%, 09/15/2024		55,000	53,900
YPF SA
16.500%, 05/09/2022 (C)	ARS	1,966,984	106,718
			2,347,477
Financials – 8.4%
American International Group, Inc.
4.700%, 07/10/2035		$40,000	43,472
Banco Bilbao Vizcaya Argentaria SA
(8.875% to 4-14-21, then 5 Year Euro
Swap Rate + 9.177%) 04/14/2021 (E)	EUR	200,000	276,780
Bank of America Corp.
4.183%, 11/25/2027		$80,000	82,848
7.750%, 05/14/2038		115,000	168,391
Bank of America Corp. (3.124% to
1-20-22, then 3 month LIBOR +
1.160%) 01/20/2023		195,000	199,167

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Investment Quality Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Bank of America Corp. (3.705% to
4-24-27, then 3 month LIBOR +
1.512%) 04/24/2028	$220,000	$225,074
Bank of America Corp. (4.443% to
1-20-47, then 3 month LIBOR +
1.990%) 01/20/2048	20,000	21,613
Barclays Bank PLC
6.050%, 12/04/2017 (C)	255,000	257,694
CBOE Holdings, Inc.
3.650%, 01/12/2027	70,000	72,398
Citigroup, Inc.
3.200%, 10/21/2026	15,000	14,850
4.450%, 09/29/2027	225,000	237,892
4.650%, 07/30/2045	29,000	31,909
Citigroup, Inc. (3 month LIBOR +
1.100%) 2.414%, 05/17/2024 (F)	170,000	170,054
CNO Financial Group, Inc.
5.250%, 05/30/2025	65,000	69,063
Credit Agricole SA (8.125% to 12-23-25,
then 5 Year U.S. Swap Rate +
6.185%) 12/23/2025 (C)(E)	200,000	237,000
Credit Suisse Group AG (6.250% to
12-18-24, then 5 Year U.S. Swap Rate
+ 3.455%) 12/18/2024 (C)(E)	300,000	318,000
DAE Funding LLC
4.500%, 08/01/2022 (C)	5,000	5,100
5.000%, 08/01/2024 (C)	5,000	5,113
Deutsche Bank AG
2.700%, 07/13/2020	115,000	115,712
Genworth Holdings, Inc.
4.900%, 08/15/2023	65,000	55,250
HSBC Holdings PLC
3.400%, 03/08/2021	390,000	404,148
Intercontinental Exchange, Inc.
2.750%, 12/01/2020	55,000	55,968
JPMorgan Chase & Co.
2.400%, 06/07/2021	210,000	211,574
2.700%, 05/18/2023	110,000	110,314
2.750%, 06/23/2020	45,000	45,937
4.250%, 10/01/2027	70,000	74,490
JPMorgan Chase & Co. (3.220% to
3-1-24, then 3 month LIBOR +
1.155%) 03/01/2025	125,000	127,229
Massachusetts Mutual Life Insurance
Company
8.875%, 06/01/2039 (C)	9,000	14,822
Morgan Stanley
2.500%, 04/21/2021	245,000	246,658
3.625%, 01/20/2027	140,000	143,109
3.950%, 04/23/2027	65,000	66,449
6.625%, 04/01/2018	195,000	200,461
Morgan Stanley (3.591% to 7-22-27, then
3 month LIBOR + 1.340%)
07/22/2028	185,000	187,248
Navient Corp.
5.875%, 03/25/2021	15,000	15,713
6.625%, 07/26/2021	35,000	37,319
7.250%, 01/25/2022	65,000	71,013
Santander Holdings USA, Inc.
3.700%, 03/28/2022 (C)	110,000	112,168
The Goldman Sachs Group, Inc.
2.350%, 11/15/2021	380,000	378,097
2.375%, 01/22/2018	80,000	80,231
6.250%, 02/01/2041	45,000	59,679
6.750%, 10/01/2037	145,000	190,906
The Goldman Sachs Group, Inc. (2.905%
to 7-24-22, then 3 month LIBOR +
0.990%) 07/24/2023	$45,000	$45,178
The Goldman Sachs Group, Inc. (3.691%
to 6-5-27, then 3 month LIBOR +
1.510%) 06/05/2028	20,000	20,346
Wells Fargo & Company
3.000%, 04/22/2026	110,000	108,815
3.069%, 01/24/2023	200,000	204,396
4.900%, 11/17/2045	140,000	154,430
Wells Fargo & Company (3.584% to
5-22-27, then 3 month LIBOR +
1.310%) 05/22/2028	145,000	148,434
Willis North America, Inc.
3.600%, 05/15/2024	30,000	30,877
Societe Generale SA (7.375% to 9-13-21,
then 5 Year U.S. Swap Rate +
6.238%) 09/13/2021 (C)(E)	300,000	324,375
		6,477,764
Health care – 2.4%
Aetna, Inc.
2.800%, 06/15/2023	25,000	25,356
Allergan Funding SCS
2.350%, 03/12/2018	105,000	105,341
3.000%, 03/12/2020	260,000	265,351
Amgen, Inc.
2.650%, 05/11/2022	50,000	50,442
Anthem, Inc.
3.500%, 08/15/2024	100,000	104,108
4.625%, 05/15/2042	25,000	27,297
Baxalta, Inc.
3.600%, 06/23/2022	10,000	10,397
Becton, Dickinson and Company
3.363%, 06/06/2024	140,000	141,711
Cardinal Health, Inc.
1.950%, 06/15/2018	40,000	40,107
2.616%, 06/15/2022	200,000	201,129
4.368%, 06/15/2047	15,000	15,379
Celgene Corp.
4.625%, 05/15/2044	30,000	32,246
Community Health Systems, Inc.
5.125%, 08/01/2021	45,000	45,056
6.250%, 03/31/2023	35,000	35,263
Gilead Sciences, Inc.
2.500%, 09/01/2023	20,000	19,966
3.250%, 09/01/2022	25,000	26,041
LifePoint Health, Inc.
5.875%, 12/01/2023	90,000	94,810
Mylan NV
3.000%, 12/15/2018	40,000	40,415
3.150%, 06/15/2021	80,000	81,138
Quintiles IMS, Inc.
4.875%, 05/15/2023 (C)	55,000	57,200
Shire Acquisitions Investments Ireland DAC
2.400%, 09/23/2021	75,000	74,462
Teva Pharmaceutical Finance Netherlands III BV
1.700%, 07/19/2019	35,000	34,205
2.200%, 07/21/2021	20,000	19,033
2.800%, 07/21/2023	10,000	9,424
Thermo Fisher Scientific, Inc.
2.950%, 09/19/2026	15,000	14,830
3.000%, 04/15/2023	65,000	66,352

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Investment Quality Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Health care (continued)
UnitedHealth Group, Inc.
3.350%, 07/15/2022	$30,000	$31,542
3.750%, 07/15/2025	75,000	79,867
4.250%, 04/15/2047	40,000	43,293
Valeant Pharmaceuticals International, Inc.
6.500%, 03/15/2022 (C)	50,000	52,438
		1,844,199
Industrials – 0.9%
Canadian Pacific Railway Company
9.450%, 08/01/2021	30,000	37,404
CSX Corp.
3.250%, 06/01/2027	100,000	100,342
Delta Air Lines, Inc.
3.625%, 03/15/2022	100,000	103,204
FedEx Corp.
4.550%, 04/01/2046	65,000	68,782
Fortive Corp.
2.350%, 06/15/2021	45,000	45,090
Lockheed Martin Corp.
4.700%, 05/15/2046	55,000	62,347
Norfolk Southern Corp.
2.900%, 06/15/2026	55,000	55,066
Oshkosh Corp.
5.375%, 03/01/2025	25,000	26,250
Sensata Technologies BV
5.000%, 10/01/2025 (C)	65,000	68,088
United Rentals North America, Inc.
5.500% 07/15/2025 to 05/15/2027	105,000	111,950
		678,523
Information technology – 1.1%
Apple, Inc.
3.350%, 02/09/2027	40,000	41,433
3.450%, 02/09/2045	95,000	91,057
Cardtronics, Inc.
5.125%, 08/01/2022	40,000	40,800
Dell International LLC
4.420%, 06/15/2021 (C)	30,000	31,613
8.350%, 07/15/2046 (C)	20,000	25,890
First Data Corp.
5.000%, 01/15/2024 (C)	105,000	109,200
Hewlett Packard Enterprise Company
3.600%, 10/15/2020	95,000	98,570
Intel Corp.
4.100%, 05/19/2046	35,000	36,916
Lam Research Corp.
2.800%, 06/15/2021	60,000	61,130
Microsoft Corp.
3.300%, 02/06/2027	65,000	67,823
3.700%, 08/08/2046	60,000	60,310
3.950%, 08/08/2056	60,000	61,270
Nokia OYJ
4.375%, 06/12/2027	65,000	66,767
6.625%, 05/15/2039	40,000	46,000
		838,779
Materials – 0.9%
ArcelorMittal
6.125%, 06/01/2025 (D)	85,000	97,538
Eagle Materials, Inc.
4.500%, 08/01/2026	50,000	52,125
Kaiser Aluminum Corp.
5.875%, 05/15/2024	50,000	53,500
Methanex Corp.
4.250%, 12/01/2024	70,000	69,605
5.650%, 12/01/2044	$30,000	$29,562
Reynolds Group Issuer, Inc.
5.125%, 07/15/2023 (C)	80,000	83,375
Standard Industries, Inc.
5.375%, 11/15/2024 (C)	90,000	94,050
Teck Resources, Ltd.
8.500%, 06/01/2024 (C)	60,000	69,150
The Sherwin-Williams Company
3.125%, 06/01/2024	30,000	30,468
Vale Overseas, Ltd.
6.250%, 08/10/2026	105,000	119,018
6.875%, 11/10/2039	20,000	22,800
		721,191
Real estate – 0.0%
Crown Castle International Corp.
3.200%, 09/01/2024	20,000	20,083
3.400%, 02/15/2021	10,000	10,339
		30,422
Telecommunication services – 3.7%
AT&T, Inc.
3.400%, 08/14/2024	95,000	95,888
3.600%, 02/17/2023	105,000	108,193
3.900%, 08/14/2027	125,000	126,312
4.125%, 02/17/2026	70,000	72,530
4.750%, 05/15/2046	100,000	95,801
5.150%, 02/14/2050	120,000	121,003
SBA Tower Trust
2.898%, 10/15/2044 (C)	705,000	708,774
3.598%, 04/09/2043 (C)	940,000	940,441
Sprint Corp.
7.125%, 06/15/2024	95,000	104,381
Telecom Italia Capital SA
6.000%, 09/30/2034	35,000	38,675
Verizon Communications, Inc.
4.500%, 08/10/2033	170,000	172,914
4.522%, 09/15/2048	70,000	65,830
4.812%, 03/15/2039	175,000	177,457
		2,828,199
Utilities – 1.6%
Acwa Power Management And Investments One, Ltd.
5.950%, 12/15/2039 (C)	200,000	204,184
AES Corp.
4.875%, 05/15/2023	60,000	61,350
5.500% 03/15/2024 to 04/15/2025	40,000	41,550
AmeriGas Partners LP
5.875%, 08/20/2026	55,000	56,100
Broadcom Corp.
3.000%, 01/15/2022 (C)	205,000	208,181
3.625%, 01/15/2024 (C)	75,000	77,268
DTE Energy Company
1.500%, 10/01/2019	50,000	49,390
Duke Energy Florida LLC
3.400%, 10/01/2046	110,000	105,511
Emera US Finance LP
2.700%, 06/15/2021	10,000	10,103
4.750%, 06/15/2046	15,000	16,033
Exelon Corp.
2.450%, 04/15/2021	65,000	65,291
2.850%, 06/15/2020	30,000	30,659
FirstEnergy Corp.
3.900%, 07/15/2027	70,000	71,515
4.250%, 03/15/2023	20,000	21,223

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Investment Quality Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Utilities (continued)
IPALCO Enterprises, Inc.
3.700%, 09/01/2024 (C)	$50,000	$50,429
NextEra Energy Capital Holdings, Inc.
1.649%, 09/01/2018	30,000	29,965
NRG Energy, Inc.
6.250%, 07/15/2022	35,000	36,663
Oncor Electric Delivery Company LLC
7.000%, 09/01/2022	20,000	24,202
The Southern Company
1.850%, 07/01/2019	50,000	50,041
2.950%, 07/01/2023	20,000	20,237
		1,229,895
TOTAL CORPORATE BONDS (Cost $20,325,056)		$20,940,012
MUNICIPAL BONDS – 0.9%
City of Chicago (Illinois)
7.045%, 01/01/2029	115,000	127,534
7.375%, 01/01/2033	35,000	40,476
Municipal Electric Authority of Georgia
6.637%, 04/01/2057	15,000	19,373
State of California
7.600%, 11/01/2040	130,000	206,471
State of Illinois, GO
5.100%, 06/01/2033	15,000	15,071
5.163%, 02/01/2018	15,000	15,170
5.375%, 07/01/2018	75,000	76,583
5.665%, 03/01/2018	170,000	172,817
5.877%, 03/01/2019	40,000	41,627
TOTAL MUNICIPAL BONDS (Cost $689,188)		$715,122
COLLATERALIZED MORTGAGE OBLIGATIONS – 12.1%
Commercial and residential – 12.0%
Alternative Loan Trust
Series 2005-72, Class A1 (1 month
LIBOR + 0.270%),
1.504%, 01/25/2036 (F)	172,444	163,652
Series 2005-7CB, Class 2A8 (1 month
LIBOR + 0.450%),
1.684%, 04/25/2035 (F)	52,430	47,001
American Home Mortgage Assets Trust
Series 2006-2, Class 2A1 (1 month
LIBOR + 0.190%)
1.424%, 09/25/2046 (F)	142,004	124,759
Angel Oak Mortgage Trust LLC
Series 2017-1, Class A1
2.810%, 01/25/2047 (C)(F)	38,967	39,132
BBCMS Mortgage Trust
Series 2017-C1, Class XA IO,
1.694%, 02/15/2050	4,759,895	523,828
Series 2017-DELC, Class A (1 month
LIBOR + 0.850%),
2.077%, 08/15/2036 (C)(F)	268,000	268,004
CD Commercial Mortgage Trust
(Citigroup/Deutsche Bank AG)
Series 2017-CD3, Class A4
3.631%, 02/10/2050	225,000	238,543
Citigroup Commercial Mortgage Trust
Series 2008-C7, Class A4,
6.395%, 12/10/2049 (F)	46,411	46,376
Series 2014-GC23, Class XA IO,
1.200%, 07/10/2047	4,482,064	251,640
Series 2015-GC29, Class AA IO,
1.297%, 04/10/2048	$3,973,251	$242,966
Series 2015-P1, Class A5,
3.717%, 09/15/2048	200,000	213,021
COLT Mortgage Loan Trust
Series 2016-3, Class A1
2.800%, 12/26/2046 (C)(F)	444,984	445,181
Deephaven Residential Mortgage Trust
Series 2017-2A, Class A1
2.453%, 06/25/2047 (C)(F)	92,323	92,315
FREMF Mortgage Trust
Series 2012-K706, Class B,
4.169%, 11/25/2044 (C)(F)	500,000	509,246
Series 2017-K65, Class B,
4.213%, 05/25/2027 (C)(F)	80,000	83,734
Series 2017-K66, Class B,
4.172%, 07/25/2027 (F)	70,000	72,751
Series 2017-K725, Class B,
4.013%, 02/25/2024 (C)(F)	50,000	51,043
Series 2017-K726, Class B,
4.107%, 07/25/2049 (C)(F)	90,000	91,249
General Electric Capital Assurance
Company
Series 2003-1, Class A5
5.743%, 05/12/2035 (C)(F)	38,133	39,113
GSR Mortgage Loan Trust
Series 2007-1F, Class 4A1 (1 month
LIBOR + 0.300%)
1.534%, 01/25/2037 (F)	166,910	118,117
IndyMac INDX Mortgage Loan Trust
Series 2006-AR27, Class 2A2 (1
month LIBOR + 0.200%)
1.434%, 10/25/2036 (F)	54,746	51,468
JPMorgan Chase Commercial Mortgage
Securities Trust
Series 2008-C2, Series A4,
6.068%, 02/12/2051	566,158	567,053
Series 2015-JP1, Class A5,
3.914%, 01/15/2049	217,000	234,322
LSTAR Securities Investment, Ltd.
Series 2017-2, Class A1 (1 month
LIBOR + 2.000%)
3.232%, 02/01/2022 (C)(F)	1,105,041	1,105,262
Merrill Lynch/Countrywide Commercial
Mortgage Trust
Series 2007-9, Class A4
5.700%, 09/12/2049	4,838	4,835
Morgan Stanley Bank of America Merrill
Lynch Trust
Series 2014-C19, Class XA IO
1.285%, 12/15/2047	2,982,436	152,195
Mortgage Repurchase Agreement
Financing Trust
Series 2016-5, Class A (1 month
LIBOR + 1.170%)
2.401%, 06/10/2019 (C)(F)	378,000	377,399
New Residential Mortgage Loan Trust
Series 2016-4A, Class A1,
3.750%, 11/25/2056 (C)(F)	1,256,189	1,306,085
Series 2017-2A, Class A3,
4.000%, 03/25/2057 (C)(F)	335,163	352,427

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Investment Quality Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
RALI Series Trust
Series 2007-QH9, Class A1
2.178%, 11/25/2037 (F)	$200,030	$173,105
Sequoia Mortgage Trust
Series 2007-3, Class 2AA1
3.767%, 07/20/2037 (F)	28,682	27,628
Wells Fargo Commercial Mortgage Trust
Series 2015-LC22, Class A4,
3.839%, 09/15/2058	189,000	202,843
Series 2015-NXS1, Class D,
4.239%, 05/15/2048 (F)	80,000	71,134
Series 2015-NXS1, Class XA IO,
1.319%, 05/15/2048	4,004,529	243,763
Series 2015-NXS3, Class XA IO,
1.324%, 09/15/2057	9,112,562	535,768
Series 2017-RB1, Class A5,
3.635%, 03/15/2050	222,000	235,209
		9,302,167
U.S. Government Agency – 0.1%
Federal Home Loan Mortgage Corp.
Series 2895, Class EK,
4.000%, 11/15/2019	8,614	8,725
Series K064, Class X1 IO,
0.745%, 03/25/2027	674,419	33,556
Government National Mortgage
Association
Series 2006-38, Class XS IO
6.022%, 09/16/2035	15,325	2,614
		44,895
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $9,304,917)		$9,347,062
ASSET BACKED SECURITIES – 20.6%
Anchorage Capital CLO 9, Ltd.,
Series 2016-9A, Class A (3 month
LIBOR + 1.510%),
2.814%, 01/15/2029 (C)(F)	815,000	816,656
Apidos CLO XVII,
Series 2014-17A, Class A2R (3 month
LIBOR + 1.850%),
3.154%, 04/17/2026 (C)(F)	1,130,000	1,130,276
Bayview Opportunity Master Fund IVa
Trust,
Series 2017-SPL1, Class A,
4.000%, 10/28/2064 (C)(F)	202,300	212,388
BlueMountain CLO, Ltd.,
Series 2015-3A, Class A1 (3 month
LIBOR + 1.480%),
2.787%, 10/20/2027 (C)(F)	1,334,000	1,335,149
CAL Funding II, Ltd.,
Series 2012-1A, Class A,
3.470%, 10/25/2027 (C)	121,417	121,570
CarMax Auto Owner Trust,
Series 2014-2, Class D,
2.580%, 11/16/2020	151,000	151,425
Cent CLO 21, Ltd.,
Series 2014-21A, Class A1AR (3
month LIBOR + 1.210%),
2.527%, 07/27/2026 (C)(F)	1,110,000	1,109,989
CIFC Funding, Ltd.,
Series 2012-2A, Class A3R (3 month
LIBOR + 2.700%),
3.918%, 12/05/2024 (C)(F)	$228,000	$228,600
Dryden Senior Loan Fund,
Series 2015-38A, Class A (3 month
LIBOR + 1.430%),
2.734%, 07/15/2027 (C)(F)	1,235,000	1,246,574
GreatAmerica Leasing Receivables
Funding LLC,
Series 2017-1, Class A2,
1.720%, 04/22/2019 (C)	175,000	175,040
GSAA Home Equity Trust,
Series 2006-10, Class AF3,
5.985%, 06/25/2036 (F)	250,059	132,135
Highbridge Loan Management, Ltd.,
Series 2015-6A, Class A (3 month
LIBOR + 1.450%),
2.762%, 05/05/2027 (C)(F)	905,000	905,256
Honor Automobile Trust Securitization,
Series 2016-1A, Class A,
2.940%, 11/15/2019 (C)	47,162	47,350
Lendmark Funding Trust,
Series 2016-2A, Class A,
3.260%, 04/21/2025 (C)	1,040,000	1,046,993
Nationstar HECM Loan Trust,
Series 2017-1A, Class A,
1.968%, 05/25/2027 (C)	72,989	72,981
New Residential Advance Receivables
Trust,
Series 2017-T1, Class AT1,
3.214%, 02/15/2051 (C)	1,235,000	1,242,293
Oak Hill Advisors Residential Loan
Trust,
Series 2017-NPL1, Class A1,
3.125%, 06/25/2057 (C)(F)	99,885	99,885
SoFi Consumer Loan Program LLC
Series 2016-2A, Class A,
3.090%, 10/27/2025 (C)	706,406	715,103
Series 2016-3, Class A,
3.050%, 12/26/2025 (C)	767,798	777,550
Series 2017-1, Class A,
3.280%, 01/26/2026 (C)	576,366	585,056
Sound Point CLO XV, Ltd.,
Series 2017-1A, Class A (3 month
LIBOR + 1.390%),
2.703%, 01/23/2029 (C)(F)	585,000	589,387
Soundview Home Loan Trust,
Series 2006-3, Class A4 (1 month
LIBOR + 0.250%),
1.484%, 11/25/2036 (F)	195,000	159,672
Towd Point Mortgage Trust,
Series 2016-3, Class A1,
2.250%, 04/25/2056 (C)(F)	805,688	805,292
Treman Park CLO, Ltd.,
Series 2015-1A, Class AR (3 month
LIBOR + 1.370%),
2.677%, 04/20/2027 (C)(F)	1,370,000	1,377,386
Venture XXI CLO, Ltd.,
Series 2015-21A, Class A (3 month
LIBOR + 1.490%),
2.794%, 07/15/2027 (C)(F)	571,000	571,815

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Investment Quality Bond Fund (continued)

		Shares or
		Principal
		Amount	Value
ASSET BACKED
SECURITIES (continued)
VOLT LX LLC,
Series 2017-NPL7, Class A1,
3.250%, 04/25/2059 (C)(F)		$85,662	$86,148
Westlake Automobile Receivables Trust,
Series 2017-2A, Class D,
3.280%, 12/15/2022 (C)		150,000	149,967
TOTAL ASSET BACKED SECURITIES (Cost $15,826,144)			$15,891,936
SECURITIES LENDING COLLATERAL – 0.1%
John Hancock Collateral Trust,
1.2169% (G)(H)		11,862	118,683
TOTAL SECURITIES LENDING COLLATERAL (Cost $118,686)			$118,683
SHORT-TERM INVESTMENTS – 5.3%
Foreign government – 1.5%
Argentina Treasury Bill
2.763%, 11/24/2017 *		$12,990	12,906
2.763%, 01/26/2018 *		29,484	29,133
2.772%, 11/10/2017 *		12,873	12,805
2.967%, 06/15/2018 *		141,055	137,501
3.032%, 05/24/2018 *		42,775	41,820
3.099%, 12/15/2017 *		74,788	74,176
3.194%, 04/27/2018 *		74,608	73,080
Japan Treasury Discount Bill
(0.091)%, 10/10/2017 *	JPY	86,050,000	782,823
			1,164,244
Repurchase agreement – 3.8%
Societe Generale SA Tri-Party
Repurchase Agreement dated 8-31-17
at 1.080% to be repurchased at
$2,900,087 on 9-1-17, collateralized
by $1,332,000 Federal Home Loan
Mortgage Corp., 1.000% due 8-28-19
(valued at $1,328,704, including
interest), $478,371 Government
National Mortgage Association,
3.500% due 3-20-46 (valued at
$500,337, including interest), $100
U.S. Treasury Bills, 0.000% due
11-9-17 (valued at $100, including
interest), $87,600 U.S. Treasury
Bonds, 3.625% due 8-15-43 (valued at
$102,740, including interest) and
$1,000,200 U.S. Treasury Notes,
2.250% due 7-31-21 (valued at
$1,026,121, including interest)		$2,900,000	2,900,000
TOTAL SHORT-TERM INVESTMENTS (Cost $4,036,594)			$4,064,244
Total Investments (Investment Quality
Bond Fund)
(Cost $97,825,634) – 128.0%			$98,890,368
Other assets and liabilities, net – (28.0%)			(21,648,342)
TOTAL NET ASSETS – 100.0%			$77,242,026

Currency Abbreviations
ARS	Argentine Peso
EUR	Euro
JPY	Japanese Yen

Security Abbreviations and Legend
GO	General Obligation
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
LIBOR	London Interbank Offered Rate
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(B)	Security purchased or sold on a when-issued or delayed delivery basis.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $25,949,149 or 33.6% of the fund’s net assets as of 8-31-17.
(D)	A portion of this security is on loan as of 8-31-17.
(E)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(F)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(G)	The rate shown is the annualized seven-day yield as of 8-31-17.
(H)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES

FUTURES

						Unrealized
	Number of		Expiration	Notional	Notional	appreciation
Open contracts	contracts	Position	date	basis*	value*	(depreciation)
5-Year U.S. Treasury Note Futures	21	Long	Dec 2017	$2,484,764	$2,488,500	$3,736

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Investment Quality Bond Fund (continued)

						Unrealized
	Number of		Expiration	Notional	Notional	appreciation
Open contracts	contracts	Position	date	basis*	value*	(depreciation)
Ultra U.S. Treasury Bond Futures	9	Long	Dec 2017	$1,509,430	$1,521,562	$12,132
10-Year Ultra U.S. Treasury Bond Futures	4	Short	Dec 2017	(543,659)	(546,125)	(2,466)
U.K. Long Gilt Bond Futures	7	Short	Dec 2017	(1,148,794)	(1,152,282)	(3,488)
						$9,914

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

FORWARD FOREIGN CURRENCY CONTRACTS

					Contractual
					settlement	Unrealized	Unrealized
Contract to buy		Contract to sell		Counterparty (OTC)	date	appreciation	depreciation
ARS	2,022,000	USD	115,543	Bank of America N.A.	9/20/2017	$298	—
BRL	232,000	USD	71,573	Goldman Sachs International	9/5/2017	2,128	—
CNY	2,460,528	USD	360,000	Goldman Sachs International	9/20/2017	12,936	—
EGP	150,000	USD	7,641	Citibank N.A.	3/29/2018	423	—
EUR	50,000	USD	57,294	National Australia Bank Limited	9/20/2017	2,276	—
MXN	5,528,000	USD	308,560	Credit Agricole CIB	9/20/2017	—	($123)
MXN	336,000	USD	18,937	Goldman Sachs International	9/20/2017	—	(190)
USD	69,966	ARS	1,230,000	Bank of America N.A.	9/20/2017	—	(501)
USD	47,031	ARS	792,000	BNP Paribas SA	9/20/2017	1,657	—
USD	70,095	BRL	232,000	Goldman Sachs International	9/5/2017	—	(3,606)
USD	360,000	CNH	2,458,080	UBS AG	9/20/2017	—	(12,565)
USD	7,677	EGP	150,000	Goldman Sachs International	3/29/2018	—	(388)
USD	56,247	EUR	50,000	HSBC Bank USA	9/20/2017	—	(3,323)
USD	281,345	EUR	238,000	Deutsche Bank AG	9/29/2017	—	(2,349)
USD	763,232	JPY	86,070,000	Barclays Bank PLC	10/10/2017	—	(20,974)
USD	321,327	MXN	5,864,000	Royal Bank of Canada	9/20/2017	—	(5,857)
						$19,718	($49,876)

SWAPS

Interest rate swaps

								Unamortized
					Fixed	Floating		upfront	Unrealized
Counterparty (OTC)/	Notional		Payments	Payments	payment	payment	Maturity	payment paid	appreciation
Centrally cleared	amount	Currency	made	received	frequency	frequency	date	(received)	(depreciation)	Value
JPMorgan Chase Bank, N.A.	610,000	USD	Fixed 2.121%	USD LIBOR - BBA	Semi-Annual	Quarterly	Jun 2027	—	$(4,761)	$(4,761)
JPMorgan Chase Bank, N.A.	535,000	USD	Fixed 2.122%	USD LIBOR - BBA	Semi-Annual	Quarterly	Jun 2027	—	(4,201)	(4,201)
JPMorgan Chase Bank, N.A.	2,480,000	USD	Fixed 4.318%	3-Month LIBOR	Semi-Annual	Quarterly	Dec 2028	—	(572,549)	(572,549)
								—	$(581,511)	$(581,511)
Centrally cleared	4,515,000	USD	Fixed 1.913%	USD LIBOR - BBA	Semi-Annual	Quarterly	Sep 2021	$(2,131)	(2,538)	(4,669)
Centrally cleared	605,000	USD	Fixed 2.124%	USD LIBOR - BBA	Semi-Annual	Quarterly	Jun 2027	—	(4,890)	(4,890)
Centrally cleared	533,000	USD	Fixed 2.117%	USD LIBOR - BBA	Semi-Annual	Quarterly	Jun 2027	—	(3,963)	(3,963)
								$(2,131)	$(11,391)	$(13,522)
								$(2,131)	$(592,902)	$(595,033)

Credit default swaps - Buyer

								Unamortized
								upfront
				USD	Pay	Fixed		payment	Unrealized
Counterparty (OTC)/	Reference	Notional		notional	fixed	payment	Maturity	paid	appreciation
Centrally cleared	obligation	amount	Currency	amount	rate	frequency	date	(received)	(depreciation)	Value
Centrally cleared	CDX-NAIGS28V1-5Y	695,000	USD	$695,000	1.000%	Quarterly	Jun 2022	$(12,339)	$(2,460)	$(14,799)
				$695,000				$(12,339)	$(2,460)	$(14,799)

Credit default swaps - Seller

Unamortized
		Implied			USD		Fixed		upfront	Unrealized
Counterparty (OTC)/	Reference	credit	Notional		notional	Received	payment	Maturity	payment paid	appreciation
Centrally cleared	obligation	spread	amount	Currency	amount	fixed rate	frequency	date	(received)	(depreciation)	Value
Deutsche Bank AG	Russian Federation	1.403%	130,000	USD	$130,000	1.000%	Quarterly	Jun 2022	$(3,405)	$1,287	$(2,118)

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Investment Quality Bond Fund (continued)

Credit default swaps -
Seller (continued)

									Unamortized
		Implied			USD		Fixed		upfront	Unrealized
Counterparty (OTC)/	Reference	credit	Notional		notional	Received	payment	Maturity	payment paid	appreciation
Centrally cleared	obligation	spread	amount	Currency	amount	fixed rate	frequency	date	(received)	(depreciation)	Value
Morgan Stanley	Anadarko Petroleum
	Corp.	1.585%	105,000	USD	$105,000	1.000%	Quarterly	Jun 2022	$(4,520)	$1,969	(2,551)
					$235,000				$(7,925)	$3,256	$(4,669)
Centrally cleared	CDX - EMS27V1 -5Y	1.798%	584,000	USD	584,000	1.000%	Quarterly	Jun 2022	(24,155)	4,746	(19,409)
Centrally cleared	ITRAXX -
	EUROPES27V1-5Y	0.550%	250,000	EUR	297,213	1.000%	Quarterly	Jun 2022	6,146	845	6,991
Centrally cleared	ITRAXX -
	XOVERS27V1-5Y	2.370%	240,000	EUR	282,480	5.000%	Quarterly	Jun 2022	32,324	3,913	36,237
					$1,163,693				$14,315	$9,504	$23,819
					$1,398,693				$6,390	$12,760	$19,150

Derivatives currency abbreviations
ARS	Argentine Peso
BRL	Brazilian Real
CNY	Chinese Yuan Renminbi
EGP	Egyptian Pound
EUR	Euro
JPY	Japanese Yen
MXN	Mexican Peso
USD	U.S. Dollar

Derivatives abbreviations
BBA	The British Banker’s Association
LIBOR	London Interbank Offered Rate
OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.

Mid Cap Stock Fund

	Shares or
	Principal
	Amount	Value
COMMON STOCKS – 91.5%
Consumer discretionary – 12.7%
Automobiles – 0.9%
Tesla, Inc. (A)(B)	42,242	$15,033,928
Diversified consumer services – 0.1%
The Honest Company, Inc. (A)(C)(D)	60,870	1,634,968
Hotels, restaurants and leisure – 6.6%
Dave & Buster’s Entertainment, Inc. (A)	305,141	17,838,543
Hilton Worldwide Holdings, Inc.	614,118	39,506,211
Marriott Vacations Worldwide Corp.	63,246	7,359,305
Melco Resorts & Entertainment, Ltd., ADR	1,101,063	24,168,333
Wynn Resorts, Ltd.	125,892	17,497,729
		106,370,121
Internet and direct marketing retail – 3.0%
Netflix, Inc. (A)	76,639	13,389,600
Wayfair, Inc., Class A (A)(B)	489,707	34,774,094
		48,163,694
Specialty retail – 2.1%
Jand, Inc., Class A (A)(C)(D)	57,523	467,087
Ulta Beauty, Inc. (A)	150,583	33,280,349
		33,747,436
		204,950,147
Consumer staples – 3.4%
Beverages – 2.8%
Monster Beverage Corp. (A)	796,730	44,473,469
Food products – 0.6%
Blue Buffalo Pet Products, Inc. (A)	409,671	$10,553,125
		55,026,594
Energy – 2.2%
Energy equipment and services – 0.6%
Baker Hughes, a GE Company	269,417	9,133,236
Oil, gas and consumable fuels – 1.6%
Newfield Exploration Company (A)	459,484	12,006,317
Pioneer Natural Resources Company	107,688	13,961,749
		25,968,066
		35,101,302
Financials – 5.1%
Banks – 1.6%
Huntington Bancshares, Inc.	1,054,009	13,269,973
Signature Bank (A)	92,878	11,919,963
		25,189,936
Capital markets – 2.3%
TD Ameritrade Holding Corp.	860,266	37,266,723
Consumer finance – 1.2%
Synchrony Financial	637,235	19,620,466
		82,077,125
Health care – 17.4%
Biotechnology – 3.5%
Exact Sciences Corp. (A)(B)	564,058	23,628,390
Incyte Corp. (A)	78,116	10,733,920
Ionis Pharmaceuticals, Inc. (A)(B)	306,408	16,429,597

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Mid Cap Stock Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
TESARO, Inc. (A)(B)	43,587	$5,628,825
		56,420,732
Health care equipment and supplies – 11.6%
ABIOMED, Inc. (A)	116,084	17,505,467
Align Technology, Inc. (A)	193,548	34,207,674
DexCom, Inc. (A)	334,603	24,964,730
Edwards Lifesciences Corp. (A)	241,327	27,429,227
Hologic, Inc. (A)	689,440	26,612,384
Insulet Corp. (A)	675,360	39,211,402
Intuitive Surgical, Inc. (A)	16,906	16,984,951
		186,915,835
Health care technology – 1.0%
Veeva Systems, Inc., Class A (A)	261,707	15,571,567
Pharmaceuticals – 1.3%
Eisai Company, Ltd.	194,840	10,113,317
Ono Pharmaceutical Company, Ltd.	503,430	10,317,302
		20,430,619
		279,338,753
Industrials – 10.9%
Commercial services and supplies – 2.4%
Clean Harbors, Inc. (A)	356,444	19,280,056
The Brink’s Company	254,583	19,972,036
		39,252,092
Electrical equipment – 1.1%
Rockwell Automation, Inc.	105,677	17,337,369
Machinery – 3.5%
IDEX Corp.	186,502	21,928,905
The Middleby Corp. (A)	276,041	33,594,190
		55,523,095
Professional services – 1.7%
TransUnion (A)	583,588	27,930,522
Road and rail – 1.2%
Knight Transportation, Inc. (B)	391,228	15,277,453
Swift Transportation Company (A)(B)	162,399	4,555,292
		19,832,745
Trading companies and distributors – 1.0%
AerCap Holdings NV (A)	311,884	15,687,763
		175,563,586
Information technology – 36.2%
Communications equipment – 2.7%
Arista Networks, Inc. (A)	247,681	43,629,008
Electronic equipment, instruments and components – 1.8%
Trimble, Inc. (A)	363,108	14,045,017
Zebra Technologies Corp., Class A (A)	151,820	15,651,124
		29,696,141
Internet software and services – 6.0%
CoStar Group, Inc. (A)	146,041	41,858,271
Double Eagle Acquisition Corp. (A)	778,240	8,210,432
GoDaddy, Inc., Class A (A)	543,883	24,376,836
Zillow Group, Inc., Class C (A)	559,021	22,148,412
		96,593,951
IT services – 1.2%
Global Payments, Inc.	198,493	18,954,097
Semiconductors and semiconductor equipment – 8.7%
Advanced Micro Devices, Inc. (A)(B)	3,618,995	$47,046,935
Cavium, Inc. (A)	226,314	14,327,939
Microchip Technology, Inc.	515,229	44,721,877
Micron Technology, Inc. (A)	220,082	7,036,022
NVIDIA Corp.	164,430	27,861,019
		140,993,792
Software – 15.8%
Autodesk, Inc. (A)	347,045	39,722,771
Birst, Inc. (A)(D)	748,062	142,132
Cloudera, Inc. (A)	28,981	549,347
DraftKings, Inc. (A)(C)(D)	2,143,227	3,322,002
Guidewire Software, Inc. (A)	615,955	46,633,953
PTC, Inc. (A)	293,375	16,429,000
ServiceNow, Inc. (A)	525,506	61,058,542
The Ultimate Software Group, Inc. (A)(B)	138,570	27,838,713
Workday, Inc., Class A (A)	529,789	58,112,555
		253,809,015
		583,676,004
Materials – 3.5%
Chemicals – 1.0%
Platform Specialty Products Corp. (A)	1,401,035	16,364,089
Containers and packaging – 2.5%
International Paper Company	422,745	22,773,273
Packaging Corp. of America	149,528	16,808,442
		39,581,715
		55,945,804
Real estate – 0.1%
Real estate management and development – 0.1%
WeWork Companies, Inc., Class A (A)(C)(D)	41,429	2,146,436
TOTAL COMMON STOCKS (Cost $1,191,856,820)		$1,473,825,751
PREFERRED SECURITIES – 8.0%
Consumer discretionary – 1.0%
Diversified consumer services – 0.2%
The Honest Company, Inc. (A)(C)(D)	142,030	3,814,926
Internet and direct marketing retail – 0.7%
Coupang LLC (A)(C)(D)	2,300,670	11,365,310
One Kings Lane, Inc. (A)(D)	529,764	132,441
		11,497,751
Specialty retail – 0.1%
Jand, Inc., Series D (A)(C)(D)	128,449	1,043,006
		16,355,683
Information technology – 5.2%
Internet software and services – 3.6%
Dropbox, Inc., Series C (A)(C)(D)	20,535	266,750
Lookout, Inc., Series F (A)(C)(D)	392,767	2,855,416
Uber Technologies, Inc. (A)(C)(D)	1,336,524	55,412,285
		58,534,451
Software – 1.6%
Essence Group Holdings Corp. (A)(C)(D)	2,958,957	5,769,966
MarkLogic Corp., Series F (A)(C)(D)	507,686	5,010,861
Pinterest, Inc., Series G (A)(C)(D)	960,835	6,629,762
Zuora, Inc., Series F (A)(C)(D)	1,640,679	7,858,852
		25,269,441
		83,803,892

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Mid Cap Stock Fund (continued)

	Shares or
	Principal
	Amount	Value
PREFERRED
SECURITIES (continued)
Real estate – 1.8%
Real estate management and
development – 1.8%
Redfin Corp. (A)	417,620	$8,742,468
WeWork Companies, Inc.,
Series D1 (A)(C)(D)	205,905	10,667,938
WeWork Companies, Inc.,
Series D2 (A)(C)(D)	161,782	8,381,925
		27,792,331
TOTAL PREFERRED SECURITIES (Cost $83,283,584)		$127,951,906
EXCHANGE-TRADED FUNDS – 0.8%
iShares Russell Mid-Cap Growth ETF	123,024	13,574,468
TOTAL EXCHANGE-TRADED FUNDS
(Cost $13,257,054)		$13,574,468
SECURITIES LENDING COLLATERAL – 5.5%
John Hancock Collateral Trust,
1.2169% (E)(F)	8,878,220	88,831,029
TOTAL SECURITIES LENDING COLLATERAL (Cost
$88,828,876)		$88,831,029
SHORT-TERM INVESTMENTS – 0.8%
Repurchase agreement – 0.8%
Societe Generale SA Tri-Party
Repurchase Agreement dated 8-31-17
at 1.080% to be repurchased at
$12,900,387 on 9-1-17, collateralized
by $7,464,000 Federal Home Loan
Mortgage Corp., 1.250% due 7-26-19
(valued at $7,446,314, including
interest), $629,200 U.S. Treasury
Bonds, 3.652% - 6.250% due 5-15-30
to 2-15-44 (valued at $752,054,
including interest) and $4,973,100
U.S. Treasury Notes, 1.000% due
9-30-19 (valued at $4,959,699,
including interest)	$12,900,000	12,900,000
TOTAL SHORT-TERM INVESTMENTS (Cost $12,900,000)		$12,900,000
Total Investments (Mid Cap Stock Fund)
(Cost $1,390,126,334) – 106.6%		$1,717,083,154
Other assets and liabilities, net – (6.6%)		(106,717,402)
TOTAL NET ASSETS – 100.0%		$1,610,365,752

Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	A portion of this security is on loan as of 8-31-17.
(C)	Direct placement securities are restricted as to resale, and the fund has limited rights to registration under the Securities Act of 1933. For more information on this security refer to the Notes to financial statements.
(D)	Security is valued using significant unobservable inputs.
(E)	The rate shown is the annualized seven-day yield as of 8-31-17.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

Mid Value Fund

	Shares or
	Principal
	Amount	Value
COMMON STOCKS – 90.7%
Consumer discretionary – 6.5%
Diversified consumer services – 0.8%
Strayer Education, Inc.	132,074	$10,567,241
Leisure products – 0.9%
Mattel, Inc.	690,588	11,201,337
Media – 2.9%
News Corp., Class A	1,498,629	20,036,670
Scholastic Corp.	56,600	2,231,738
Viacom, Inc., Class B	474,133	13,560,204
		35,828,612
Specialty retail – 1.2%
Chico’s FAS, Inc.	669,654	5,142,943
The Gap, Inc.	32,900	777,098
Tiffany & Company	91,690	8,380,466
		14,300,507
Textiles, apparel and luxury goods – 0.7%
Ralph Lauren Corp.	94,425	8,299,013
		80,196,710
Consumer staples – 10.0%
Beverages – 1.4%
Carlsberg A/S, Class B	148,936	17,118,107
Food and staples retailing – 2.3%
Rite Aid Corp. (A)	1,785,600	4,321,152
Sysco Corp.	172,000	9,059,240
The Kroger Company	652,800	14,276,736
		27,657,128
Food products – 5.1%
Archer-Daniels-Midland Company	269,318	11,128,220
Bunge, Ltd.	377,460	28,169,840
Flowers Foods, Inc.	797,769	13,857,248
General Mills, Inc.	169,900	9,048,874
Tootsie Roll Industries, Inc. (B)	9,566	357,290
		62,561,472
Personal products – 1.2%
Coty, Inc., Class A	60,189	997,934
Edgewell Personal Care Company (A)	182,969	13,894,666
		14,892,600
		122,229,307
Energy – 8.9%
Energy equipment and services – 0.7%
Frank’s International NV (B)	403,785	2,535,770
Oceaneering International, Inc.	50,500	1,138,775
SEACOR Holdings, Inc. (A)	100,100	3,840,837
SEACOR Marine Holdings, Inc. (A)	92,773	1,188,422
		8,703,804
Oil, gas and consumable fuels – 8.2%
Apache Corp.	413,100	16,044,804
Arch Coal, Inc., Class A (B)	26,650	2,128,536
Cameco Corp.	892,100	8,947,763
Canadian Natural Resources, Ltd.	83,697	2,579,542
CONSOL Energy, Inc. (A)	67,917	988,192
EQT Corp.	434,200	27,068,028
Hess Corp.	518,723	20,178,325
Murphy Oil Corp.	753,058	17,064,294
Rice Energy, Inc. (A)	197,000	5,389,920
		100,389,404
		109,093,208
Financials – 19.8%
Banks – 3.7%
Fifth Third Bancorp	826,200	21,588,606

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Mid Value Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Banks (continued)
First Horizon National Corp.	510,391	$8,783,829
Popular, Inc.	190,400	7,598,864
Westamerica Bancorporation (B)	149,200	7,691,260
		45,662,559
Capital markets – 2.4%
Lazard, Ltd., Class A	202,800	8,698,092
LPL Financial Holdings, Inc.	73,800	3,456,792
Northern Trust Corp.	179,702	15,903,627
Waddell & Reed Financial, Inc.,
Class A (B)	76,600	1,425,526
		29,484,037
Consumer finance – 2.0%
Ally Financial, Inc.	420,941	9,513,267
Synchrony Financial	484,587	14,920,434
		24,433,701
Diversified financial services – 3.5%
Groupe Bruxelles Lambert SA	24,713	2,515,578
Leucadia National Corp.	963,260	22,809,997
Pargesa Holding SA	69,224	5,612,071
Voya Financial, Inc.	301,900	11,541,637
		42,479,283
Insurance – 7.6%
Brighthouse Financial, Inc. (A)	21,800	1,244,126
Brown & Brown, Inc.	255,534	11,488,809
CNA Financial Corp.	274,747	13,479,088
FNF Group	24,487	1,181,253
Kemper Corp.	196,900	9,431,510
Loews Corp.	389,171	18,127,585
Marsh & McLennan Companies, Inc.	164,300	12,828,544
The Progressive Corp.	222,428	10,338,453
White Mountains Insurance Group, Ltd.	17,624	15,351,738
		93,471,106
Thrifts and mortgage finance – 0.6%
Capitol Federal Financial, Inc.	510,812	7,008,341
		242,539,027
Health care – 12.3%
Biotechnology – 1.7%
Alkermes PLC (A)	263,804	13,395,967
Seattle Genetics, Inc. (A)	145,671	7,652,098
		21,048,065
Health care equipment and supplies – 4.3%
Baxter International, Inc.	334,500	20,752,380
Haemonetics Corp. (A)	77,232	3,322,521
Halyard Health, Inc. (A)	93,361	4,228,320
Hologic, Inc. (A)	384,280	14,833,208
Zimmer Biomet Holdings, Inc.	85,730	9,796,367
		52,932,796
Health care providers and services – 3.1%
DaVita, Inc. (A)	5,300	310,368
MEDNAX, Inc. (A)	193,698	8,687,355
Patterson Companies, Inc. (B)	227,900	8,774,150
Select Medical Holdings Corp. (A)	1,041,390	19,369,854
		37,141,727
Pharmaceuticals – 3.2%
Mylan NV (A)	153,600	4,835,325
Perrigo Company PLC	266,800	21,066,528
Zoetis, Inc.	208,609	13,079,784
		38,981,637
		150,104,225
Industrials – 8.8%
Aerospace and defense – 2.8%
Cobham PLC	2,352,405	$4,178,808
Textron, Inc.	619,058	30,389,557
		34,568,365
Air freight and logistics – 3.1%
C.H. Robinson Worldwide, Inc. (B)	398,907	28,174,801
Expeditors International of
Washington, Inc.	165,100	9,262,110
		37,436,911
Commercial services and supplies – 1.0%
Cintas Corp.	54,600	7,371,546
Stericycle, Inc. (A)	63,200	4,543,448
		11,914,994
Machinery – 1.4%
AGCO Corp.	34,700	2,375,215
Cummins, Inc.	16,658	2,654,952
Xylem, Inc.	206,010	12,787,041
		17,817,208
Road and rail – 0.5%
Kansas City Southern	60,300	6,236,829
		107,974,307
Information technology – 2.8%
Electronic equipment, instruments and
components – 1.3%
AVX Corp.	403,649	7,043,675
National Instruments Corp.	210,600	8,506,134
		15,549,809
Semiconductors and semiconductor
equipment – 1.4%
Applied Materials, Inc.	56,700	2,558,304
Marvell Technology Group, Ltd.	793,422	14,210,188
		16,768,492
Technology hardware, storage and
peripherals – 0.1%
Hewlett Packard Enterprise Company	90,700	1,638,042
		33,956,343
Materials – 8.3%
Chemicals – 1.1%
CF Industries Holdings, Inc.	29,800	863,902
FMC Corp.	113,900	9,820,458
The Mosaic Company	171,100	3,418,578
		14,102,938
Construction materials – 1.4%
Vulcan Materials Company	139,700	16,940,022
Containers and packaging – 0.5%
WestRock Company	111,176	6,327,026
Metals and mining – 5.1%
Franco-Nevada Corp.	247,700	20,264,290
Newmont Mining Corp.	868,730	33,307,108
Nucor Corp.	158,400	8,729,424
		62,300,822
Paper and forest products – 0.2%
Louisiana-Pacific Corp. (A)	80,200	2,043,496
		101,714,304
Real estate – 7.3%
Equity real estate investment trusts – 5.8%
Equity Commonwealth (A)	371,998	11,509,618

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Mid Value Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Equity real estate investment
trusts (continued)
Equity Residential	162,317	$10,899,587
JBG SMITH Properties (A)	95	3,109
Rayonier, Inc.	804,384	23,335,180
Regency Centers Corp.	101,702	6,541,473
Taubman Centers, Inc.	126,990	6,633,958
The Macerich Company	20,200	1,065,954
Weyerhaeuser Company	325,897	10,627,501
		70,616,380
Real estate management and
development – 1.5%
Realogy Holdings Corp.	470,992	15,966,629
The St. Joe Company (A)	154,534	2,912,966
		18,879,595
		89,495,975
Telecommunication services – 0.3%
Wireless telecommunication services – 0.3%
Telephone & Data Systems, Inc.	131,056	3,841,251
Utilities – 5.7%
Electric utilities – 3.0%
Entergy Corp.	37,102	2,937,365
FirstEnergy Corp.	964,208	31,413,897
Westar Energy, Inc.	38,662	1,983,747
		36,335,009
Independent power and renewable
electricity producers – 2.7%
Calpine Corp. (A)	65,100	956,970
NRG Energy, Inc.	1,109,220	27,630,670
Vistra Energy Corp.	251,500	4,451,550
		33,039,190
		69,374,199
TOTAL COMMON STOCKS (Cost $934,468,883)		$1,110,518,856
SECURITIES LENDING
COLLATERAL – 3.1%
John Hancock Collateral Trust,
1.2169% (C)(D)	3,877,123	38,792,550
TOTAL SECURITIES LENDING COLLATERAL (Cost
$38,793,260)		$38,792,550
SHORT-TERM INVESTMENTS – 9.2%
Money market funds – 9.2%
State Street Institutional U.S. Government
Money Market Fund, Premier Class,
0.9295% (C)	2,000,000	2,000,000
T. Rowe Price Government Money Fund,
1.0473% (C)	110,376,825	110,376,825
		112,376,825
TOTAL SHORT-TERM INVESTMENTS (Cost $112,376,825)		$112,376,825
Total Investments (Mid Value Fund)
(Cost $1,085,638,968) – 103.0%		$1,261,688,231
Other assets and liabilities, net – (3.0%)		(37,192,196)
TOTAL NET ASSETS – 100.0%		$1,224,496,035

Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	A portion of this security is on loan as of 8-31-17.
(C)	The rate shown is the annualized seven-day yield as of 8-31-17.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

Multi-Index Lifestyle Aggressive Portfolio

	Shares or
	Principal
	Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 67.0%
Equity - 67.0%
Strategic Equity Allocation, Class NAV
(JHAM) (B)(C)	11,751,624	$164,405,226
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $153,593,710)		$164,405,226
UNAFFILIATED INVESTMENT COMPANIES - 32.9%
Exchange-traded funds - 32.9%
Financial Select Sector SPDR Fund	171,940	4,246,918
iShares Edge MSCI Min Vol USA ETF	256,084	12,881,025
Vanguard Dividend Appreciation ETF	92,384	8,592,636
Vanguard Energy ETF	35,250	3,021,630
Vanguard FTSE Developed Markets ETF	91,673	3,897,936
Vanguard FTSE Emerging Markets ETF	208,778	9,248,865
Vanguard Health Care ETF	21,912	3,310,027
Vanguard Information Technology ETF	22,844	3,454,470
Vanguard Materials ETF	8,138	1,010,740
Vanguard Mid-Cap ETF	107,028	15,434,508
Vanguard REIT ETF	29,015	2,438,421
Vanguard S&P 500 ETF	35,412	8,049,148
Vanguard Small-Cap ETF	37,478	5,092,134
TOTAL UNAFFILIATED
INVESTMENT COMPANIES (Cost
$73,500,412)		$80,678,458
SHORT-TERM INVESTMENTS - 0.1%
Money market funds - 0.1%
State Street Institutional U.S. Government
Money Market Fund, Premier Class,
0.9295% (D)	147,835	147,835
TOTAL SHORT-TERM INVESTMENTS
(Cost $147,835)		$147,835
Total Investments (Multi-Index Lifestyle
Aggressive Portfolio) (Cost $227,241,957) - 100.0%		$245,231,519
Other assets and liabilities, net - (0.0%)		(7,471)
TOTAL NET ASSETS - 100.0%		$245,224,048

Security Abbreviations and Legend
JHAM	John Hancock Asset Management
(A)	The underlying funds’ subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
(D)	The rate shown is the annualized seven-day yield as of 8-31-17.

Multi-Index Lifestyle Balanced Portfolio

	Shares or
	Principal
	Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 39.7%
Equity - 39.7%
Strategic Equity Allocation, Class NAV
(JHAM) (B)(C)	20,403,818	$285,449,420
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $265,436,902)		$285,449,420

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Multi-Index Lifestyle Balanced Portfolio (continued)

	Shares or
	Principal
	Amount	Value
UNAFFILIATED INVESTMENT COMPANIES - 60.2%
Exchange-traded funds - 60.2%
Financial Select Sector SPDR Fund	357,678	$8,834,647
iShares Edge MSCI Min Vol USA ETF	746,158	37,531,747
iShares JP Morgan USD Emerging Markets
Bond ETF	104,267	12,208,623
iShares TIPS Bond ETF	67,741	7,764,473
PowerShares Senior Loan Portfolio	1,460,549	33,797,104
SPDR Bloomberg Barclays High Yield Bond ETF	1,347,389	50,203,714
SPDR Bloomberg Barclays Short Term High
Yield Bond ETF	116,849	3,263,593
Vanguard Dividend Appreciation ETF	269,281	25,045,826
Vanguard Energy ETF	53,473	4,583,706
Vanguard FTSE Developed Markets ETF	19,751	839,813
Vanguard FTSE Emerging Markets ETF	107,457	4,760,345
Vanguard Health Care ETF	31,335	4,733,465
Vanguard Information Technology ETF	35,894	5,427,891
Vanguard Intermediate-Term Bond ETF	836	71,570
Vanguard Intermediate-Term Corporate Bond ETF	738,286	65,389,991
Vanguard Materials ETF	12,334	1,531,883
Vanguard Mid-Cap ETF	173,448	25,012,936
Vanguard REIT ETF	85,416	7,178,360
Vanguard S&P 500 ETF	34,056	7,740,929
Vanguard Short-Term Bond ETF	296,486	23,772,247
Vanguard Short-Term Corporate Bond ETF	348,519	28,010,472
Vanguard Short-Term Inflation-Protected
Securities ETF	313,613	15,523,844
Vanguard Small-Cap ETF	43,178	5,866,595
Vanguard Total Bond Market ETF	648,081	53,479,644
TOTAL UNAFFILIATED
INVESTMENT COMPANIES (Cost
$417,415,659)		$432,573,418
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government
Money Market Fund, Premier Class,
0.9295% (D)	1,005	1,005
TOTAL SHORT-TERM INVESTMENTS
(Cost $1,005)		$1,005
Total Investments (Multi-Index Lifestyle
Balanced Portfolio) (Cost $682,853,566) - 99.9%		$718,023,843
Other assets and liabilities, net - 0.1%		815,210
TOTAL NET ASSETS - 100.0%		$718,839,053

Security Abbreviations and Legend
JHAM	John Hancock Asset Management
(A)	The underlying funds’ subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
(D)	The rate shown is the annualized seven-day yield as of 8-31-17.

Multi-Index Lifestyle Conservative Portfolio

	Shares or
	Principal
	Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 12.3%
Equity - 12.3%
Strategic Equity Allocation, Class NAV
(JHAM) (B)(C)	1,140,612	$15,957,160
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $14,503,779)		$15,957,160
UNAFFILIATED INVESTMENT COMPANIES - 87.6%
Exchange-traded funds - 87.6%
iShares Edge MSCI Min Vol USA ETF	80,059	4,026,968
iShares JP Morgan USD Emerging Markets
Bond ETF	35,956	4,210,088
iShares TIPS Bond ETF	24,952	2,859,998
PowerShares Senior Loan Portfolio	361,319	8,360,922
SPDR Bloomberg Barclays High Yield Bond ETF	311,113	11,592,070
SPDR Bloomberg Barclays Short Term High
Yield Bond ETF	23,267	649,847
Vanguard Dividend Appreciation ETF	28,965	2,694,035
Vanguard Energy ETF	3,994	342,366
Vanguard FTSE Developed Markets ETF	1,257	53,448
Vanguard FTSE Emerging Markets ETF	8,476	375,487
Vanguard Intermediate-Term Bond ETF	82,011	7,020,962
Vanguard Intermediate-Term Corporate Bond ETF	284,228	25,174,074
Vanguard Materials ETF	924	114,761
Vanguard Mid-Cap ETF	6,744	972,552
Vanguard REIT ETF	18,632	1,565,833
Vanguard Short-Term Bond ETF	87,782	7,038,361
Vanguard Short-Term Corporate Bond ETF	134,191	10,784,931
Vanguard Short-Term Inflation-Protected
Securities ETF	115,535	5,718,983
Vanguard Small-Cap ETF	36	4,891
Vanguard Total Bond Market ETF	248,092	20,472,550
TOTAL UNAFFILIATED
INVESTMENT COMPANIES (Cost
$111,808,291)		$114,033,127
SHORT-TERM INVESTMENTS - 0.2%
Money market funds - 0.2%
State Street Institutional U.S. Government
Money Market Fund, Premier Class,
0.9295% (D)	314,412	314,412
TOTAL SHORT-TERM INVESTMENTS
(Cost $314,412)		$314,412
Total Investments (Multi-Index Lifestyle
Conservative Portfolio) (Cost
$126,626,482) - 100.1%		$130,304,699
Other assets and liabilities, net - (0.1%)		(151,493)
TOTAL NET ASSETS - 100.0%		$130,153,206

Security Abbreviations and Legend
JHAM	John Hancock Asset Management
(A)	The underlying funds’ subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
(D)	The rate shown is the annualized seven-day yield as of 8-31-17.

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Multi-Index Lifestyle Growth Portfolio

	Shares or
	Principal
	Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 53.1%
Equity - 53.1%
Strategic Equity Allocation, Class NAV
(JHAM) (B)(C)	23,212,450	$324,742,174
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $303,847,166)		$324,742,174
UNAFFILIATED INVESTMENT COMPANIES - 46.8%
Exchange-traded funds - 46.8%
Financial Select Sector SPDR Fund	368,543	9,103,012
iShares Edge MSCI Min Vol USA ETF	650,173	32,703,703
iShares JP Morgan USD Emerging Markets
Bond ETF	64,078	7,502,893
iShares TIPS Bond ETF	26,576	3,046,141
PowerShares Senior Loan Portfolio	573,620	13,273,567
SPDR Bloomberg Barclays High Yield Bond ETF	572,776	21,341,634
SPDR Bloomberg Barclays Short Term High
Yield Bond ETF	43,578	1,217,134
Vanguard Dividend Appreciation ETF	235,150	21,871,302
Vanguard Energy ETF	66,775	5,723,953
Vanguard FTSE Developed Markets ETF	209,828	8,921,887
Vanguard FTSE Emerging Markets ETF	290,568	12,872,162
Vanguard Health Care ETF	37,147	5,611,426
Vanguard Information Technology ETF	42,218	6,384,206
Vanguard Intermediate-Term Bond ETF	710	60,783
Vanguard Intermediate-Term Corporate Bond ETF	327,026	28,964,693
Vanguard Materials ETF	15,471	1,921,498
Vanguard Mid-Cap ETF	211,085	30,440,568
Vanguard REIT ETF	72,531	6,095,505
Vanguard S&P 500 ETF	46,094	10,477,166
Vanguard Short-Term Bond ETF	126,679	10,157,122
Vanguard Short-Term Corporate Bond ETF	154,326	12,403,181
Vanguard Short-Term Inflation-Protected
Securities ETF	122,940	6,085,530
Vanguard Small-Cap ETF	47,165	6,408,307
Vanguard Total Bond Market ETF	286,977	23,681,342
TOTAL UNAFFILIATED
INVESTMENT COMPANIES (Cost
$271,265,670)		$286,268,715
SHORT-TERM INVESTMENTS - 0.1%
Money market funds - 0.1%
State Street Institutional U.S. Government
Money Market Fund, Premier Class,
0.9295% (D)	350,376	350,376
TOTAL SHORT-TERM INVESTMENTS
(Cost $350,376)		$350,376
Total Investments (Multi-Index Lifestyle
Growth Portfolio) (Cost $575,463,212) - 100.0%		$611,361,265
Other assets and liabilities, net - 0.0%		218,108
TOTAL NET ASSETS - 100.0%		$611,579,373

Security Abbreviations and Legend
JHAM	John Hancock Asset Management
(A)	The underlying funds’ subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
(D)	The rate shown is the annualized seven-day yield as of 8-31-17.

Multi-Index Lifestyle Moderate Portfolio

	Shares or
	Principal
	Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 26.3%
Equity - 26.3%
Strategic Equity Allocation, Class NAV
(JHAM) (B)(C)	3,728,451	$52,161,029
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $48,608,353)		$52,161,029
UNAFFILIATED INVESTMENT COMPANIES - 73.6%
Exchange-traded funds - 73.6%
iShares Edge MSCI Min Vol USA ETF	207,123	10,418,287
iShares JP Morgan USD Emerging Markets
Bond ETF	39,246	4,595,314
iShares TIPS Bond ETF	26,217	3,004,993
PowerShares Senior Loan Portfolio	502,367	11,624,772
SPDR Bloomberg Barclays High Yield Bond ETF	498,626	18,578,805
SPDR Bloomberg Barclays Short Term High
Yield Bond ETF	23,049	643,759
Vanguard Dividend Appreciation ETF	74,898	6,966,263
Vanguard Energy ETF	8,709	746,535
Vanguard FTSE Developed Markets ETF	763	32,443
Vanguard FTSE Emerging Markets ETF	8,876	393,207
Vanguard Intermediate-Term Bond ETF	52,443	4,489,645
Vanguard Intermediate-Term Corporate Bond ETF	331,552	29,365,560
Vanguard Materials ETF	2,017	250,511
Vanguard Mid-Cap ETF	28,290	4,079,701
Vanguard REIT ETF	23,698	1,991,580
Vanguard S&P 500 ETF	137	31,140
Vanguard Short-Term Bond ETF	74,364	5,962,506
Vanguard Short-Term Corporate Bond ETF	156,538	12,580,959
Vanguard Short-Term Inflation-Protected
Securities ETF	121,389	6,008,756
Vanguard Small-Cap ETF	3,819	518,887
Vanguard Total Bond Market ETF	289,216	23,866,104
TOTAL UNAFFILIATED
INVESTMENT COMPANIES (Cost
$142,669,655)		$146,149,727
SHORT-TERM INVESTMENTS - 0.1%
Money market funds - 0.1%
State Street Institutional U.S. Government
Money Market Fund, Premier Class,
0.9295% (D)	144,547	144,547
TOTAL SHORT-TERM INVESTMENTS
(Cost $144,547)		$144,547
Total Investments (Multi-Index Lifestyle
Moderate Portfolio) (Cost $191,422,555) - 100.0%		$198,455,303
Other assets and liabilities, net - 0.0%		87,218
TOTAL NET ASSETS - 100.0%		$198,542,521

Security Abbreviations and Legend
JHAM	John Hancock Asset Management
(A)	The underlying funds’ subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
(D)	The rate shown is the annualized seven-day yield as of 8-31-17.

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Real Estate Equity Fund

	Shares or
	Principal
	Amount	Value
COMMON STOCKS – 96.4%
Consumer discretionary – 1.5%
Hotels, restaurants and leisure – 1.5%
Hilton Worldwide Holdings, Inc.	51,514	$3,313,896
Real estate – 94.9%
Equity real estate investment trusts – 93.9%
Diversified REITs – 1.0%
PS Business Parks, Inc.	17,000	2,296,870
Health care REITs – 2.8%
Healthcare Realty Trust, Inc.	188,300	6,266,624
Hotel and resort REITs – 4.4%
Host Hotels & Resorts, Inc.	197,562	3,579,823
Pebblebrook Hotel Trust	75,700	2,542,763
Sunstone Hotel Investors, Inc.	227,612	3,596,270
		9,718,856
Industrial REITs – 12.5%
DCT Industrial Trust, Inc.	131,200	7,655,520
EastGroup Properties, Inc.	30,344	2,696,368
Prologis, Inc.	217,030	13,751,021
Terreno Realty Corp.	101,200	3,668,499
		27,771,408
Office REITs – 20.8%
Alexandria Real Estate Equities, Inc.	50,000	6,065,500
Boston Properties, Inc.	43,403	5,234,402
Douglas Emmett, Inc.	209,239	8,151,951
Highwoods Properties, Inc.	54,900	2,867,427
Hudson Pacific Properties, Inc.	90,268	2,978,844
JBG SMITH Properties (A)	32,537	1,064,936
Kilroy Realty Corp.	77,000	5,330,710
Paramount Group, Inc.	139,424	2,200,111
SL Green Realty Corp.	79,121	7,625,682
Vornado Realty Trust	63,474	4,728,178
		46,247,741
Residential REITs – 22.4%
American Campus Communities, Inc.	73,694	3,507,097
AvalonBay Communities, Inc.	73,011	13,706,355
Camden Property Trust	98,977	8,856,462
Equity Residential	191,784	12,878,296
Essex Property Trust, Inc.	41,198	10,957,432
		49,905,642
Retail REITs – 24.8%
Acadia Realty Trust	119,200	3,419,848
Federal Realty Investment Trust	37,080	4,706,564
GGP, Inc.	414,254	8,595,771
Kimco Realty Corp.	233,335	4,578,033
Regency Centers Corp.	138,686	8,920,284
Simon Property Group, Inc.	70,186	11,008,674
The Macerich Company	114,303	6,031,769
Urban Edge Properties	207,337	5,214,526
Weingarten Realty Investors	81,222	2,602,353
		55,077,822
Specialized REITs – 5.2%
Public Storage	43,473	8,926,746
Weyerhaeuser Company	80,507	2,625,333
		11,552,079
		208,837,042
Real estate management and
development – 1.0%
Diversified real estate activities – 1.0%
Alexander & Baldwin, Inc.	50,400	$2,187,360
		211,024,402
TOTAL COMMON STOCKS (Cost
$101,952,854)		$214,338,298
SHORT-TERM INVESTMENTS – 3.3%
Money market funds – 3.3%
State Street Institutional
U.S. Government Money Market Fund,
Premier Class, 0.9295% (B)	591,542	591,542
T. Rowe Price Government Money Fund,
1.0473% (B)	6,775,219	6,775,219
		7,366,761
TOTAL SHORT-TERM INVESTMENTS
(Cost $7,366,761)		$7,366,761
Total Investments (Real Estate Equity Fund)
(Cost $109,319,615) – 99.7%		$221,705,059
Other assets and liabilities, net – 0.3%		652,679
TOTAL NET ASSETS – 100.0%		$222,357,738

Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 8-31-17.

Real Estate Securities Fund

	Shares or
	Principal
	Amount	Value
COMMON STOCKS – 100.1%
Consumer discretionary – 1.6%
Hotels, restaurants and leisure – 1.6%
Extended Stay America, Inc.	396,001	$7,757,660
Information technology – 1.6%
IT services – 1.6%
InterXion Holding NV (A)	156,977	8,139,257
Real estate – 96.9%
Equity real estate investment trusts – 96.9%
Diversified REITs – 8.2%
Colony NorthStar, Inc., Class A	750,036	9,832,972
Empire State Realty Trust, Inc., Class A	297,790	6,060,027
STORE Capital Corp.	397,857	10,097,611
VEREIT, Inc.	1,824,136	15,395,708
		41,386,318
Health care REITs – 12.7%
CareTrust REIT, Inc.	322,580	6,222,568
Healthcare Realty Trust, Inc.	229,071	7,623,483
Ventas, Inc.	283,651	19,413,074
Welltower, Inc.	413,730	30,293,311
		63,552,436
Hotel and resort REITs – 6.5%
DiamondRock Hospitality Company	450,336	4,949,193
MGM Growth Properties LLC, Class A	331,121	10,132,303
Pebblebrook Hotel Trust (B)	219,310	7,366,623
Sunstone Hotel Investors, Inc.	647,555	10,231,369
		32,679,488

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Real Estate Securities Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Industrial REITs – 9.0%
Duke Realty Corp.	588,804	$17,499,255
EastGroup Properties, Inc.	133,916	11,899,776
Prologis, Inc.	42,650	2,702,304
Rexford Industrial Realty, Inc.	436,806	13,126,020
		45,227,355
Office REITs – 12.2%
Alexandria Real Estate Equities, Inc.	171,943	20,858,405
Boston Properties, Inc.	112,023	13,509,974
Douglas Emmett, Inc.	126,176	4,915,817
Hudson Pacific Properties, Inc.	404,636	13,352,988
JBG SMITH Properties (A)	114,848	3,758,975
Piedmont Office Realty Trust, Inc.,
Class A	234,031	4,739,128
		61,135,287
Residential REITs – 16.8%
AvalonBay Communities, Inc.	66,710	12,523,468
Camden Property Trust	209,329	18,730,759
Equity LifeStyle Properties, Inc.	149,358	13,315,266
Equity Residential	137,103	9,206,466
Essex Property Trust, Inc.	55,225	14,688,193
Invitation Homes, Inc.	368,573	8,528,779
Mid-America Apartment
Communities, Inc.	67,588	7,195,418
		84,188,349
Retail REITs – 15.9%
Agree Realty Corp.	186,122	9,328,436
Brixmor Property Group, Inc.	121,566	2,275,716
GGP, Inc.	575,656	11,944,862
Pennsylvania Real Estate
Investment Trust (B)	17,071	171,222
Retail Properties of America, Inc.,
Class A	712,580	9,498,691
Simon Property Group, Inc.	100,208	15,717,625
The Macerich Company	248,181	13,096,511
Urban Edge Properties	366,934	9,228,390
Weingarten Realty Investors	270,461	8,665,570
		79,927,023
Specialized REITs – 15.6%
CoreSite Realty Corp.	111,644	13,258,841
Crown Castle International Corp.	93,853	10,177,419
Equinix, Inc.	54,828	25,681,983
Extra Space Storage, Inc.	188,058	14,598,943
Four Corners Property Trust, Inc.	366,606	9,315,458
Public Storage	26,226	5,385,247
		78,417,891
TOTAL COMMON STOCKS (Cost
$441,413,731)		$502,411,064
SECURITIES LENDING
COLLATERAL – 1.1%
John Hancock Collateral Trust,
1.2169% (C)(D)	558,261	5,585,680
TOTAL SECURITIES LENDING
COLLATERAL (Cost $5,585,908)		$5,585,680
Total Investments (Real Estate
Securities Fund)
(Cost $446,999,639) – 101.2%		$507,996,744
Other assets and liabilities, net – (1.2%)		(5,842,019)
TOTAL NET ASSETS – 100.0%		$502,154,725

Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	A portion of this security is on loan as of 8-31-17.
(C)	The rate shown is the annualized seven-day yield as of 8-31-17.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

Real Return Bond Fund

		Shares or
		Principal
		Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS – 108.4%
U.S. Government – 107.9%
U.S. Treasury Bonds
3.000%, 05/15/2047		$7,000,000	$7,390,195
U.S. Treasury Inflation
Protected Securities
0.125%, 04/15/2018 to 07/15/2026		260,762,348	261,477,810
0.125%, 01/15/2022 to 07/15/2022 (A)		64,111,341	64,622,206
0.250%, 01/15/2025		76,290,721	76,090,818
0.375%, 07/15/2023 (B)		104,431,910	106,310,158
0.375%, 07/15/2025 to 07/15/2027		37,088,654	37,330,722
0.375%, 01/15/2027 (A)		608,418	607,694
0.625%, 07/15/2021 to 02/15/2043		93,969,929	95,827,765
0.625%, 01/15/2024 (B)		97,421,028	100,080,179
0.750%, 02/15/2042 to 02/15/2045		15,103,444	14,629,095
0.875%, 02/15/2047		7,752,537	7,756,179
1.000%, 02/15/2046		31,003,062	31,897,110
1.125%, 01/15/2021 (A)		895,800	933,354
1.250%, 07/15/2020		23,249,619	24,259,745
1.375%, 07/15/2018 (A)		397,569	403,558
1.375%, 01/15/2020 to 02/15/2044		38,079,046	41,785,755
1.625%, 01/15/2018 (A)		1,987,674	1,996,939
1.750%, 01/15/2028		14,439,867	16,355,835
1.875%, 07/15/2019		22,140,960	23,055,906
2.000%, 01/15/2026		8,095,893	9,195,926
2.125%, 02/15/2040		26,892,972	34,210,152
2.125%, 02/15/2041 (A)		7,337,557	9,382,308
2.375%, 01/15/2025 (B)		122,432,816	141,079,291
2.375%, 01/15/2027		2,429,260	2,871,726
2.500%, 01/15/2029		30,085,269	36,794,590
3.625%, 04/15/2028 (B)		86,617,686	114,792,949
3.875%, 04/15/2029		15,652,555	21,567,253
U.S. Treasury Notes
1.875%, 04/30/2022 (A)		100,000	100,793
2.125%, 12/31/2021 (A)		500,000	509,805
2.125%, 07/31/2024		20,800,000	21,044,562
2.250%, 08/15/2027		19,800,000	20,025,070
			1,324,385,448
U.S. Government Agency – 0.5%
Federal National Mortgage Association
1.976%, (12 month Treasury Average
Index + 1.200%), 10/01/2044 (C)		23,171	23,359
3.500%, TBA (B)		6,000,000	6,231,613
			6,254,972
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(Cost $1,332,681,224)			$1,330,640,420
FOREIGN GOVERNMENT
OBLIGATIONS – 2.4%
Argentina – 0.3%
Republic of Argentina
6.875%, 01/26/2027		$3,000,000	3,232,500
Australia – 0.2%
Commonwealth of Australia
3.579%, 09/20/2025	AUD	2,300,000	2,559,281
Canada – 0.2%
Canadian Government Real Return Bond
4.250%, 12/01/2026	CAD	2,821,120	3,059,416

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Real Return Bond Fund (continued)

		Shares or
		Principal
		Amount	Value
FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Italy – 0.2%
Republic of Italy
0.100%, 05/15/2022 (D)	EUR	922,365	$1,107,282
1.650%, 04/23/2020		600,654	755,565
			1,862,847
Japan – 0.7%
Development Bank of Japan, Inc.
2.125%, 09/01/2022 (D)		$1,100,000	1,096,722
Government of Japan, CPI Linked Bond
0.100%, 03/10/2027	JPY	743,204,200	7,034,869
Japan Bank for International Cooperation
2.375%, 07/21/2022		$600,000	606,322
			8,737,913
New Zealand – 0.3%
Dominion of New Zealand, Index
Linked Bond
2.101%, 09/20/2025	NZD	3,900,000	3,007,806
3.124%, 09/20/2030		600,000	504,751
			3,512,557
Spain – 0.0%
Autonomous Community of Catalonia
4.950%, 02/11/2020	EUR	300,000	376,496
United Kingdom – 0.5%
Government of United Kingdom
1.500%, 07/22/2047	GBP	130,000	160,369
3.250%, 01/22/2044		280,000	477,393
Government of United Kingdom,
Inflation Linked Bond
0.125%, 03/22/2046		262,996	560,405
0.125%, 11/22/2056		507,797	1,300,606
0.125%, 11/22/2065		1,015,171	3,084,100
0.125%, 03/22/2068		119,947	385,394
			5,968,267
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost
$28,595,923)			$29,309,277
CORPORATE BONDS – 5.2%
Consumer discretionary – 0.1%
American Honda Finance Corp. (3 month
LIBOR + 0.350%) 1.669%,
11/05/2021 (C)		$600,000	598,780
Time Warner Cable LLC
8.250%, 04/01/2019		100,000	109,245
Volkswagen Group of America
Finance LLC
2.125%, 05/23/2019 (D)		300,000	300,532
			1,008,557
Consumer staples – 0.1%
BAT Capital Corp. (3 month LIBOR +
0.590%) 1.905%, 08/14/2020 (C)(D)		900,000	900,537
Energy – 0.4%
Kinder Morgan, Inc.
7.250%, 06/01/2018		100,000	103,843
Petrobras Global Finance BV
4.375%, 05/20/2023		200,000	195,800
6.125%, 01/17/2022		700,000	742,000
7.375%, 01/17/2027		1,500,000	1,661,250
8.375%, 05/23/2021		2,200,000	2,498,100
			5,200,993
Financials – 4.0%
Ally Financial, Inc.
3.600%, 05/21/2018		5,700,000	5,752,725
6.250%, 12/01/2017		$3,200,000	$3,232,000
American Tower Corp.
2.800%, 06/01/2020		100,000	101,867
Bank of America NA
1.750%, 06/05/2018		2,200,000	2,202,436
BRFkredit A/S
2.000%, 10/01/2017	DKK	4,900,000	785,231
2.500%, 10/01/2047		1,021,050	168,381
4.000%, 01/01/2018		2,500,000	405,758
Credit Suisse Group Funding
Guernsey, Ltd.
3.800%, 09/15/2022		$500,000	522,699
Deutsche Bank AG
4.250%, 10/14/2021		4,200,000	4,432,890
General Motors Financial Company, Inc.
2.350%, 10/04/2019		100,000	100,236
HSBC Holdings PLC
6.000%, 03/29/2040	GBP	400,000	709,611
ING Bank NV
2.625%, 12/05/2022 (D)		$1,200,000	1,219,889
Intesa Sanpaolo SpA
6.500%, 02/24/2021 (D)		600,000	672,113
JPMorgan Chase & Co. (7.900% to
4-30-18, then 3 month LIBOR +
3.470%) 04/30/2018 (E)		1,500,000	1,548,375
Lehman Brothers Holdings, Inc.
5.316%, 04/05/2011 (F)	EUR	36,000	3,107
MetLife, Inc.
6.817%, 08/15/2018		$100,000	104,820
Navient Corp.
5.500%, 01/15/2019		900,000	931,770
Nordea Kredit Realkreditaktieselskab
1.000%, 10/01/2017	DKK	3,900,000	625,207
2.000% 10/01/2017 to 01/01/2018		7,600,000	1,219,044
2.500%, 10/01/2047		1,641,847	270,823
Nykredit Realkredit A/S
1.000%, 10/01/2017		14,600,000	2,339,515
2.000% 10/01/2017 to 04/01/2018		12,000,000	1,935,381
2.500%, 10/01/2047		5,741,905	948,965
4.000%, 01/01/2018		800,000	129,850
Realkredit Danmark A/S
1.000% 01/01/2018 to 04/01/2018		13,000,000	2,093,015
2.000%, 01/01/2018		1,500,000	242,070
2.500%, 10/01/2047		5,693,445	941,134
Royal Bank of Scotland Group PLC
4.700%, 07/03/2018		$100,000	101,978
Santander Holdings USA, Inc. (3 month
LIBOR + 1.450%) 2.767%,
11/24/2017 (C)		4,800,000	4,812,608
Synchrony Financial (3 month LIBOR +
1.400%) 2.711%, 11/09/2017 (C)		300,000	300,541
The Goldman Sachs Group, Inc. (3
month LIBOR + 1.200%) 2.446%,
09/15/2020 (C)		2,000,000	2,035,244
The Toronto-Dominion Bank
2.250%, 03/15/2021 (D)		1,800,000	1,810,547
UBS AG (3 month LIBOR + 0.320%)
1.539%, 12/07/2018 (C)(D)		2,700,000	2,704,458
UBS AG (3 month LIBOR + 0.580%)
1.799%, 06/08/2020 (C)(D)		2,800,000	2,809,979
UBS AG (4.750% to 5-22-18, then 5
Year U.S. Swap Rate + 3.765%)
05/22/2023		800,000	811,858
			49,026,125

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Real Return Bond Fund (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Industrials – 0.1%
AerCap Ireland Capital DAC
3.750%, 05/15/2019		$100,000	$102,591
4.625%, 10/30/2020		300,000	319,783
International Lease Finance Corp.
5.875%, 04/01/2019		100,000	105,843
6.250%, 05/15/2019		400,000	426,758
8.250%, 12/15/2020		200,000	234,209
Ryder System, Inc.
2.450%, 09/03/2019		100,000	101,040
			1,290,224
Information technology – 0.1%
Dell International LLC
3.480%, 06/01/2019 (D)		200,000	204,401
eBay, Inc.
2.750%, 01/30/2023		700,000	701,376
VMware, Inc.
2.300%, 08/21/2020		200,000	200,324
2.950%, 08/21/2022		200,000	200,513
3.900%, 08/21/2027		100,000	100,854
			1,407,468
Telecommunication services – 0.4%
AT&T, Inc.
5.150%, 02/14/2050		1,000,000	1,008,358
5.300%, 08/14/2058		300,000	304,511
AT&T, Inc. (3 month LIBOR + 0.650%)
1.954%, 01/15/2020 (C)		1,000,000	1,005,257
AT&T, Inc. (3 month LIBOR + 0.950%)
2.254%, 07/15/2021 (C)		2,800,000	2,828,554
Telefonica Emisiones SAU
5.877%, 07/15/2019		200,000	214,279
			5,360,959
TOTAL CORPORATE BONDS (Cost
$62,769,531)			$64,194,863
MUNICIPAL BONDS – 0.1%
Tobacco Settlement Finance Authority
(West Virginia)
7.467%, 06/01/2047		600,000	575,670
TOTAL MUNICIPAL BONDS (Cost
$574,271)			$575,670
TERM LOANS (G) – 0.1%
Energy – 0.1%
Petroleo Brasileiro SA
02/19/2020 TBD (H)		600,000	585,000
TOTAL TERM LOANS (Cost $579,900)			$585,000
COLLATERALIZED MORTGAGE
OBLIGATIONS – 1.5%
Commercial and residential – 1.4%
Banc of America Alternative Loan Trust
Series 2004-12, Class 1CB1
6.000%, 01/25/2035		2,411,107	2,385,602
Banc of America Mortgage Trust
Series 2005-A, Class 2A2
3.475%, 02/25/2035 (C)		211,105	208,946
Bear Stearns Adjustable Rate Mortgage Trust
Series 2005-5, Class A2 (1 Year CMT
+ 2.150%)
2.820%, 08/25/2035 (C)		130,454	129,880
Bear Stearns ALT-A Trust
Series 2003-3, Class 1A,
3.255%, 10/25/2033 (C)		6,108	6,073
Series 2004-9, Class 6A1,
3.687%, 09/25/2034 (C)		$56,920	$56,202
Bear Stearns ARM Trust
Series 2003-3, Class 3A2
3.190%, 05/25/2033 (C)		31,576	31,856
Bella Vista Mortgage Trust
Series 2005-1, Class 1A1 (1 month
LIBOR + 0.600%)
1.835%, 01/22/2045 (C)		580,372	552,194
Citicorp Mortgage Securities Trust
Series 2007-3, Class 3A1
5.500%, 04/25/2037		119,741	119,228
Citigroup Mortgage Loan Trust, Inc.
Series 2005-11, Class A1A (1 Year
CMT + 2.400%),
3.430%, 05/25/2035 (C)		19,251	19,287
Series 2005-6, Class A3 (1 Year CMT
+ 1.800%),
2.830%, 09/25/2035 (C)		20,508	19,942
Series 2015-2, Class 1A1 (1 month
LIBOR + 0.200%),
1.432%, 06/25/2047 (C)(D)		1,403,824	1,405,254
Countrywide Alternative Loan Trust
Series 2004-18CB, Class 4A1
5.500%, 09/25/2034		865,922	883,598
CSMC Trust
Series 2015-12R, Class 2A2 (1 month
LIBOR + 0.500%)
1.732%, 11/30/2037 (C)(D)		1,500,000	1,223,850
GSR Mortgage Loan Trust
Series 2004-12, Class 3A6
3.223%, 12/25/2034 (C)		700,944	705,513
HarborView Mortgage Loan Trust
Series 2004-1, Class 2A,
3.294%, 04/19/2034 (C)		2,627,065	2,614,390
Series 2005-9, Class B1 (1 month
LIBOR + 0.600%),
1.831%, 06/20/2035 (C)		1,565,719	1,528,321
JPMorgan Mortgage Trust
Series 2007-A1, Class 4A2
3.711%, 07/25/2035 (C)		145,284	149,278
Marche Mutui SRL
Series 6, Class A1 (3 month
EURIBOR + 2.250%)
1.921%, 01/27/2064 (C)	EUR	38,894	46,474
MASTR Alternative Loan Trust
Series 2006-2, Class 2A1 (1 month
LIBOR + 0.400%)
1.634%, 03/25/2036 (C)		$510,690	118,528
New York Mortgage Trust
Series 2006-1, Class 2A3
3.611%, 05/25/2036 (C)		634,778	620,052
Residential Accredit Loans Trust
Series 2006-QO6, Class A1 (1 month
LIBOR + 0.180%)
1.414%, 06/25/2046 (C)		776,563	375,052
Structured Adjustable Rate Mortgage
Loan Trust
Series 2005-19XS, Class 1A1 (1
month LIBOR + 0.320%)
1.554%, 10/25/2035 (C)		1,428,670	1,360,183

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Real Return Bond Fund (continued)

		Shares or
		Principal
		Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and
residential (continued)
SWAN Trust
Series 2010-1, Class A (1 month
BBSW + 1.300%)
2.895%, 04/25/2041 (C)	AUD	414,967	$332,898
Thornburg Mortgage Securities Trust
Series 2007-4, Class 2A1
3.115%, 09/25/2037 (C)		$1,988,859	1,978,996
WaMu Mortgage
Pass-Through Certificates
Series 2006-5, Class 3A6 ,
6.268%, 07/25/2036 (C)		580,867	272,013
Series 2007-HY3, Class 4A1,
3.227%, 03/25/2037 (C)		371,967	367,028
			17,510,638
U.S. Government Agency – 0.1%
Federal National Mortgage Association
Series 2003-34, Class A1,
6.000%, 04/25/2043		8,143	9,245
Series 2004-T3, Class 1A1,
6.000%, 02/25/2044		8,705	10,032
Series 2004-W12, Class 1A1,
6.000%, 07/25/2044		52,834	61,223
Series 2007-63, Class FC (1 month
LIBOR + 0.350%),
1.584%, 07/25/2037 (C)		358,700	358,366
			438,866
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $18,145,834)			$17,949,504
ASSET BACKED SECURITIES – 2.3%
Ares XXXI CLO, Ltd.,
Series 2014-31A, Class A1R (3 month
LIBOR + 1.180%),
2.497%, 08/28/2025 (C)(D)		500,000	499,999
Atlas Senior Loan Fund II, Ltd.,
Series 2012-2A, Class AR (3 month
LIBOR + 1.230%),
2.541%, 01/30/2024 (C)(D)		553,822	554,676
Bayview Opportunity Master Fund IIIb
Trust,
Series 2017-RN2, Class A1,
3.475%, 04/28/2032 (C)(D)		490,648	494,531
CELF Low Levered Partners PLC (6
month EURIBOR + 0.220%),
Series 2006-1A, Class A3,
0.027%, 03/04/2024 (C)(D)	EUR	53,114	63,228
CIFC Funding, Ltd.,
Series 2012-2A, Class A1R (3 month
LIBOR + 1.350%),
2.568%, 12/05/2024 (C)(D)		$1,093,449	1,095,239
CIT Mortgage Loan Trust,
Series 2007-1, Class 1A (1 month
LIBOR + 1.350%),
2.584%, 10/25/2037 (C)(D)		2,292,483	2,277,148
Citigroup Mortgage Loan Trust, Inc.
Series 2005-HE4, Class M3 (1 month
LIBOR + 0.460%),
1.694%, 10/25/2035 (C)		1,400,000	1,243,653
Series 2006-AMC1, Class A1 (1
month LIBOR + 0.145%),
1.379%, 09/25/2036 (C)(D)		2,645,001	2,556,159
Series 2007-OPX1, Class A5A,
5.764%, 01/25/2037 (C)		$461,219	$311,747
Countrywide Asset-Backed Certificates,
Series 2005-8, Class M5 (1 month
LIBOR + 0.975%),
2.209%, 12/25/2035 (C)		500,000	485,368
CSMC Trust,
Series 2017-1A, Class A,
4.500%, 03/25/2021		1,320,342	1,321,112
CVP Cascade CLO-1, Ltd.,
Series 2013-CLO1, Class A1R (3
month LIBOR + 1.150%),
2.454%, 01/16/2026 (C)(D)		400,000	400,001
CWABS Asset-Backed Certificates Trust,
Series 2005-11, Class MV3 (1 month
LIBOR + 0.530%),
1.764%, 02/25/2036 (C)		1,900,000	1,872,063
Eaton Vance CDO X PLC,
Series 2007-10X, Class VFNU (3
month LIBOR + 0.300%),
1.615%, 02/22/2027 (C)		57,365	57,273
Finn Square CLO, Ltd.,
Series 2012-1A, Class A1R (3 month
LIBOR + 1.210%),
2.506%, 12/24/2023 (C)(D)		268,118	268,643
First Franklin Mortgage Loan Trust,
Series 2006-FF10, Class A5 (1 month
LIBOR + 0.310%),
1.544%, 07/25/2036 (C)		1,500,000	1,416,469
Long Beach Mortgage Loan Trust,
Series 2006-WL1, Class 1A1 (1 month
LIBOR + 0.230%),
1.464%, 01/25/2046 (C)		205,370	204,974
Morgan Stanley ABS Capital I, Inc.
Trust,
Series 2004-NC7, Class M3 (1 month
LIBOR + 0.975%),
2.209%, 07/25/2034 (C)		100,015	96,813
Navient Student Loan Trust,
Series 2016-7A, Class A (1 month
LIBOR + 1.150%),
2.384%, 03/25/2066 (C)(D)		1,547,858	1,566,616
Penta Clo 2 BV,
Series 2015-2A, Class AR (3 month
EURIBOR + 0.790%),
0.790%, 08/04/2028 (C)(D)	EUR	1,000,000	1,192,298
RASC Series Trust,
Series 2005-KS8, Class M4 (1 month
LIBOR + 0.590%),
1.824%, 08/25/2035 (C)		$3,000,000	3,001,376
SLM Student Loan Trust,
Series 2008-9, Class A (3 month
LIBOR + 1.500%),
2.814%, 04/25/2023 (C)		4,947,210	5,066,010
Structured Asset Investment Loan Trust,
Series 2005-10, Class A1 (1 month
LIBOR + 0.220%),
1.454%, 12/25/2035 (C)		996,486	979,186
Symphony CLO XV, Ltd.,
Series 2014-15A, Class AR (1 month
LIBOR + 1.180%),
2.484%, 10/17/2026 (C)(D)		400,000	400,951

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Real Return Bond Fund (continued)

		Shares or
		Principal
		Amount	Value
ASSET BACKED
SECURITIES (continued)
VOLT LV LLC,
Series 2017-NPL2, Class A1,
3.500%, 03/25/2047 (C)(D)		$455,304	$459,522
VOLT LVII LLC,
Series 2017-NPL4, Class A1,
3.375%, 04/25/2047 (C)(D)		612,246	617,669
TOTAL ASSET BACKED SECURITIES (Cost
$28,274,101)			$28,502,724
COMMON STOCKS – 0.0%
Financials – 0.0%
Rescap Liquidating Trust (I)		1,029	8,181
TOTAL COMMON STOCKS (Cost $1,698)			$8,181
PURCHASED OPTIONS – 0.0%
Calls – 0.0%
Over the Counter Option on 30 Year
Interest Rate Swap. Receive a fixed
rate of 2.150% and pay a floating rate
based on 3-month LIBOR (Expiration
Date: 6-15-18; Strike Rate: 2.150%;
Counterparty: Deutsche Bank
Securities, Inc.) (I)(J)		1,850,000	47,652
Over the Counter Option on 30 Year
Interest Rate Swap. Receive a fixed
rate of 2.150% and pay a floating rate
based on 3-month LIBOR (Expiration
Date: 6-15-18; Strike Rate: 2.150%;
Counterparty: Nomura Global
Financial Products, Inc.) (I)(J)		1,100,000	28,334
Puts – 0.0%
Exchange Traded Option on Eurodollar
Futures (Expiration Date: 3-19-18;
Strike Price: $98.25; Notional
Amount: 1,377,500) (I)		551	13,775
Over the Counter Option on 10 Year
Interest Rate Swap. Receive a floating
rate based on 3-month LIBOR and pay
a fixed rate of 2.765% (Expiration
Date: 7-16-18; Strike Rate: 2.765%;
Counterparty: Morgan Stanley
Company, Inc.) (I)(J)		7,850,000	51,747
Over the Counter Option on 30 Year
Interest Rate Swap. Receive a floating
rate based on 3-month LIBOR and pay
a fixed rate of 2.150 (Expiration
Date: 6-15-18; Strike Rate: 2.150%;
Counterparty: Deutsche Bank
Securities, Inc.) (I)(J)		1,850,000	168,881
Over the Counter Option on 30 Year
Interest Rate Swap. Receive a floating
rate based on 3-month LIBOR and pay
a fixed rate of 2.150% (Expiration
Date: 6-15-18; Strike Rate: 2.150%;
Counterparty: Nomura Global
Financial Products, Inc.) (I)(J)		1,100,000	100,416
TOTAL PURCHASED OPTIONS (Cost
$735,531)			$410,805
SHORT-TERM INVESTMENTS – 3.7%
Certificate of deposit – 2.6%
Barclays Bank PLC
1.710%, 03/16/2018 *		$2,700,000	2,700,000
1.827%, 05/17/2018 *		3,100,000	3,100,000
1.940%, 09/04/2018 *		2,400,000	$2,400,572
Mitsubishi UFJ Trust & Banking Corp.
1.987%, 09/19/2017 *		3,100,000	3,101,318
Natixis SA
1.979%, 09/25/2017 *		4,800,000	4,802,554
Norinchukin Bank
2.019%, 10/11/2017 *		5,000,000	5,004,580
Sumitomo Mitsui Banking Corp.
1.946%, 09/15/2017 *		3,300,000	3,300,990
Sumitomo Mitsui Trust Bank, Ltd.
1.997%, 09/18/2017 *		6,100,000	6,102,336
2.012%, 10/06/2017 *		1,400,000	1,401,056
			31,913,406
Foreign government – 1.1%
Argentina Treasury Bill
2.729%, 03/16/2018 *		610,000	600,936
2.764%, 11/24/2017 *		100,000	99,355
2.779%, 10/27/2017 *		200,000	199,154
2.820%, 10/13/2017 *		400,000	398,770
2.868%, 09/29/2017 *		1,000,000	997,968
3.087%, 12/15/2017 *		800,000	793,454
3.248%, 09/15/2017 *		900,000	899,326
Japan Treasury Discount Bill
(0.116)%, 11/06/2017 *	JPY	950,000,000	8,643,313
Mexico Cetes
6.501%, 11/30/2017 *	MXN	1,220,000	670,291
6.521%, 01/04/2018 *		521,500	284,568
			13,587,135
TOTAL SHORT-TERM INVESTMENTS (Cost $45,398,969)			$45,500,541
Total Investments (Real Return Bond Fund)
(Cost $1,517,756,982) – 123.7%			$1,517,676,985
Other assets and liabilities, net – (23.7%)			(290,662,562)
TOTAL NET ASSETS – 100.0%			$1,227,014,423

Currency Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
MXN	Mexican Peso
NZD	New Zealand Dollar

Security Abbreviations and Legend
BBSW	Bank Bill Swap Rate
CMT	Constant Maturity Treasury
CPI	Consumer Price Index
EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rate
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(B)	Security purchased or sold on a when-issued or delayed delivery basis.

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

(C)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(D)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(E)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(F)	Non-income producing - Issuer is in default.
(G)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(H)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
(I)	Non-income producing security.
(J)	For this type of option, notional amounts are equivalent to number of contracts.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES
FUTURES

						Unrealized
	Number of		Expiration	Notional	Notional	appreciation
Open contracts	contracts	Position	date	basis*	value*	(depreciation)
5-Year U.S. Treasury Note Futures	208	Long	Dec 2017	$24,600,109	$24,648,000	$47,891
German Euro BUND Futures	2	Long	Dec 2017	384,327	386,206	1,879
10-Year Japan Government Bond Futures	15	Short	Sep 2017	(20,549,822)	(20,619,457)	(69,635)
10-Year U.S. Treasury Note Futures	137	Short	Dec 2017	(17,349,472)	(17,396,859)	(47,387)
2-Year U.S. Treasury Note Futures	246	Short	Dec 2017	(53,203,017)	(53,212,875)	(9,858)
German Euro BOBL Futures	20	Short	Sep 2017	(3,170,150)	(3,169,932)	218
U.K. Long Gilt Bond Futures	122	Short	Dec 2017	(20,029,266)	(20,082,629)	(53,363)
U.S. Treasury Long Bond Futures	96	Short	Dec 2017	(14,818,370)	(14,985,000)	(166,630)
						$(296,885)

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

FORWARD FOREIGN CURRENCY CONTRACTS

					Contractual
					settlement	Unrealized	Unrealized
Contract to buy		Contract to sell		Counterparty (OTC)	date	appreciation	depreciation
AUD	9,943,000	USD	7,929,543	BNP Paribas SA	9/5/2017	—	($25,356)
BRL	8,874,315	USD	2,766,135	Barclays Capital	9/5/2017	$53,032	—
BRL	1,741,106	USD	553,241	Deutsche Bank AG	9/5/2017	—	(132)
BRL	7,133,209	USD	2,266,598	Morgan Stanley Bank, N.A.	9/5/2017	—	(540)
BRL	7,133,209	USD	2,236,852	Morgan Stanley Bank, N.A.	10/3/2017	19,372	—
CAD	7,811,000	USD	6,262,829	HSBC Bank USA	9/5/2017	—	(7,573)
EUR	668,000	USD	785,646	JPMorgan Chase Bank N.A.	9/5/2017	9,575	—
GBP	6,443,000	USD	8,328,296	Goldman Sachs Bank USA	9/5/2017	3,152	—
INR	271,008,434	USD	4,136,938	Credit Suisse International	12/4/2017	57,363	—
JPY	232,800,000	USD	2,110,908	JPMorgan Chase Bank N.A.	9/5/2017	6,706	—
JPY	695,285,149	USD	6,407,910	Standard Chartered Bank	9/5/2017	—	(83,399)
MXN	1,778,000	USD	98,793	Citibank N.A.	12/15/2017	—	(916)
MXN	38,370,000	USD	1,934,128	BNP Paribas SA	3/1/2018	153,148	—
USD	5,409,032	AUD	6,744,000	Deutsche Bank AG	9/5/2017	47,890	—
USD	1,109,044	AUD	1,406,000	Goldman Sachs Bank USA	9/5/2017	—	(8,655)
USD	1,415,625	AUD	1,793,000	JPMorgan Chase Bank N.A.	9/5/2017	—	(9,720)
USD	7,926,807	AUD	9,943,000	BNP Paribas SA	10/3/2017	25,305	—
USD	2,819,839	BRL	8,874,315	Barclays Bank PLC Wholesale	9/5/2017	672	—
USD	548,000	BRL	1,741,106	Deutsche Bank AG	9/5/2017	—	(5,109)
USD	2,247,034	BRL	7,133,209	Morgan Stanley Bank, N.A.	9/5/2017	—	(19,024)
USD	3,068,667	CAD	3,896,000	Goldman Sachs Bank USA	9/5/2017	—	(51,353)
USD	3,074,296	CAD	3,915,000	JPMorgan Chase Bank N.A.	9/5/2017	—	(60,939)
USD	6,265,079	CAD	7,811,000	HSBC Bank USA	10/3/2017	7,955	—
USD	1,917,388	DKK	12,604,140	Bank of America, N.A.	10/2/2017	—	(103,197)
USD	4,751,455	DKK	31,027,000	HSBC Bank USA	10/2/2017	—	(222,520)
USD	480,489	DKK	3,135,000	JPMorgan Chase Bank N.A.	10/2/2017	—	(22,086)
USD	811,309	DKK	5,323,000	HSBC Bank USA	10/3/2017	—	(42,076)
USD	1,831,243	DKK	12,500,000	Goldman Sachs Bank USA	1/2/2018	—	(183,307)
USD	36,603	DKK	240,000	JPMorgan Chase Bank N.A.	1/2/2018	—	(2,076)
USD	1,709,677	DKK	11,472,000	BNP Paribas SA	4/3/2018	—	(149,889)
USD	1,735,552	EUR	1,477,000	Citibank N.A.	9/5/2017	—	(22,743)
USD	2,939,428	EUR	2,484,000	JPMorgan Chase Bank N.A.	9/5/2017	—	(17,652)
USD	8,475,477	GBP	6,443,000	Goldman Sachs Bank USA	9/5/2017	144,029	—
USD	8,336,775	GBP	6,443,000	Goldman Sachs Bank USA	10/3/2017	—	(2,888)

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Real Return Bond Fund (continued)

FORWARD FOREIGN CURRENCY CONTRACTS (continued)

					Contractual
					settlement	Unrealized	Unrealized
Contract to buy		Contract to sell		Counterparty (OTC)	date	appreciation	depreciation
USD	821,000	INR	53,414,260	BNP Paribas SA	12/4/2017	—	($5,673)
USD	8,371,045	JPY	928,085,149	Citibank N.A.	9/5/2017	—	(71,082)
USD	6,417,030	JPY	695,285,149	Standard Chartered Bank	10/3/2017	$84,142	—
USD	3,266,799	JPY	360,000,000	Citibank N.A.	11/6/2017	—	(17,193)
USD	3,176,620	JPY	350,000,000	JPMorgan Chase Bank N.A.	11/6/2017	—	(16,149)
USD	2,178,995	JPY	240,000,000	Morgan Stanley Bank, N.A.	11/6/2017	—	(10,332)
USD	591,687	MXN	12,200,000	Nomura Global Financial Products, Inc.	11/30/2017	—	(81,484)
USD	254,670	MXN	5,215,000	Goldman Sachs Bank USA	1/4/2018	—	(31,511)
USD	1,834,858	MXN	38,370,000	BNP Paribas SA	3/1/2018	—	(252,419)
USD	3,626,530	NZD	4,854,000	Citibank N.A.	9/5/2017	141,359	—
						$753,700	($1,526,993)

WRITTEN OPTIONS

Options on securities
Counterparty (OTC)/		Exercise		Expiration	Number of	Notional
Exchange-traded	Name of issuer	price		date	contracts	amount	Premium	Value
Calls
	Federal National Mortgage Association, 3.500% due
JPMorgan Securities LLC	10-1-47	USD	103.61	Oct 2017	5,000,000	5,000,000	$12,109	$(15,166)
	Federal National Mortgage Association, 3.500% due
JPMorgan Securities LLC	10-1-47	USD	103.41	Oct 2017	5,000,000	5,000,000	11,328	(20,172)
	Federal National Mortgage Association, 3.500% due
JPMorgan Securities LLC	10-1-47	USD	103.72	Oct 2017	5,000,000	5,000,000	9,766	(12,841)
							$33,203	$(48,179)
Puts
	Federal National Mortgage Association, 3.500% due
JPMorgan Securities LLC	10-1-47	USD	102.61	Oct 2017	5,000,000	5,000,000	13,281	(5,442)
	Federal National Mortgage Association, 3.500% due
JPMorgan Securities LLC	10-1-47	USD	102.72	Oct 2017	5,000,000	5,000,000	11,328	(6,501)
							$24,609	$(11,943)
							$57,812	$(60,122)

Options on exchange-traded futures contracts
	Exercise		Expiration	Number of	Notional
Name of issuer	price		date	contracts	amount	Premium	Value
Calls
Eurodollar Futures	USD	98.75	Mar 2018	551	1,377,500	$62,782	$(27,550)
10-Year U.S. Treasury Note Futures	USD	127.00	Sep 2017	101	101,000	39,219	(45,766)
10-Year U.S. Treasury Note Futures	USD	127.50	Nov 2017	107	107,000	65,076	(81,922)
						$167,077	$(155,238)
Puts
10-Year U.S. Treasury Note Futures	USD	125.50	Sep 2017	101	101,000	22,193	(6,312)
						$22,193	$(6,312)
						$189,270	$(161,550)

Foreign currency options
			Exercise	Expiration	Notional
Description	Counterparty (OTC)		price	date	amount*	Premium	Value
Calls
Euro versus U.S. Dollar	Goldman Sachs Bank USA	EUR	1.19	Sep 2017	4,751,000	$27,345	$(45,626)
Euro versus U.S. Dollar	Standard Chartered Bank	EUR	1.20	Oct 2017	3,582,000	18,330	(30,519)
						$45,675	$(76,145)

* For this type of option, notional amounts are equivalent to number of contracts.

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Real Return Bond Fund (continued)

Interest rate swaptions
		Floating	Pay/receive
		rate	floating	Exercise	Expiration		Notional
Description	Counterparty (OTC)	index	rate	rate	date		amount*	Premium	Value
Calls
5-Year Interest Rate Swap	JPMorgan Chase Bank	3-Month USD LIBOR	Receive	1.800%	Nov 2017	USD	5,000,000	$43,500	$(960)
								$43,500	$(960)
Puts
5-Year Interest Rate Swap	JPMorgan Chase Bank	3-Month USD LIBOR	Pay	2.600%	Nov 2017	USD	5,000,000	43,500	(14,700)
								$43,500	$(14,700)
								$87,000	$(15,660)
* For this type of option, notional amounts are equivalent to number of contracts.

Inflation floors
		Initial		Expiration		Notional
Description	Counterparty (OTC)	index	Exercise index	date		amount*	Premium	Value
Floor- CPURNSA Index	Citibank N.A	216.687	Maximum of ((1+0.0%)[10] -
			(Final Index/Initial Index)) or $0	Apr 2020	USD	23,900,000	$213,520	$ (24)
Floor- YOY CPURNSA Index	Deutsche Bank AG	233.546	Maximum of (0.0% - (Final
			Index/Initial Index - 1)) or $0	Jan 2018	USD	900,000	8,730	—
Floor- YOY CPURNSA Index	JPMorgan Chase Bank	238.812	Maximum of (0.0% - (Final
			Index/Initial Index - 1)) or $0	Mar 2020	USD	5,900,000	66,670	(18,172)
Floor- YOY CPURNSA Index	JPMorgan Chase Bank	238.643	Maximum of (0.0% - (Final
			Index/Initial Index - 1)) or $0	Oct 2020	USD	3,000,000	55,371	(11,721)
							$344,291	$(29,917)
* For this type of option, notional amounts are equivalent to number of contracts.

Inflation caps
		Initial		Expiration		Notional
Description	Counterparty (OTC)	index	Exercise index	date		amount*	Premium	Value
Cap- CPURNSA Index	JPMorgan Chase Bank	233.900	Maximum of ((Final Index/Initial
			Index - 1) - 4.000%) or $0	Apr 2024	USD	5,700,000	$ 41,468	$ (684)
Cap- CPURNSA Index	JPMorgan Chase Bank	234.800	Maximum of ((Final Index/Initial
			Index - 1) - 4.000%) or $0	May 2024	USD	500,000	3,475	(63)
Cap-Eurostat Eurozone HICP Ex	Goldman Sachs Bank USA	117.200	Maximum of ((Final Index/Initial
Tob			Index - 1) - 3.000%) or $0	Jun 2035	EUR	1,700,000	77,340	(16,381)
							$122,283	$(17,128)
* For this type of option, notional amounts are equivalent to number of contracts.

SWAPS

Interest rate swaps
								Unamortized
					Fixed	Floating		upfront	Unrealized
Counterparty (OTC)/	Notional		Payments	Payments	payment	payment	Maturity	payment paid	appreciation
Centrally cleared	amount	Currency	made	received	frequency	frequency	date	(received)	(depreciation)	Value
Centrally cleared	5,600,000	USD	USD LIBOR - BBA	Fixed 1.250%	Semi-Annual	Quarterly	Jun 2018	$(7,439)	$8	$(7,431)
Centrally cleared	86,400,000	USD	Fixed 1.250%	USD LIBOR - BBA	Semi-Annual	Quarterly	Jun 2019	460,175	(36,168)	424,007
Centrally cleared	70,000,000	JPY	Fixed 1.000%	JPY LIBOR - BBA	Semi-Annual	Semi-Annual	Sep 2023	(6,529)	(31,379)	(37,908)
Centrally cleared	8,000,000	USD	USD LIBOR - BBA	Fixed 2.655%	Semi-Annual	Quarterly	Oct 2023	—	264,506	264,506
Centrally cleared	4,000,000	USD	USD LIBOR - BBA	Fixed 2.670%	Semi-Annual	Quarterly	Nov 2023	—	132,548	132,548
Centrally cleared	4,000,000	USD	USD LIBOR - BBA	Fixed 2.681%	Semi-Annual	Quarterly	Dec 2023	—	132,696	132,696
Centrally cleared	8,200,000	USD	USD LIBOR - BBA	Fixed 2.500%	Semi-Annual	Quarterly	Dec 2023	(70,568)	271,539	200,971
Centrally cleared	47,800,000	MXN	MXN TIIE - Banxico	Fixed 7.200%	Monthly	Monthly	Jun 2024	492	27,641	28,133
Centrally cleared	4,800,000	USD	Fixed 2.500%	USD LIBOR - BBA	Semi-Annual	Quarterly	Feb 2026	32,181	(81,490)	(49,309)
Centrally cleared	45,450,000	USD	Fixed 2.400%	USD LIBOR - BBA	Semi-Annual	Quarterly	Mar 2026	516,687	(762,790)	(246,103)
Centrally cleared	7,000,000	USD	Fixed 2.300%	USD LIBOR - BBA	Semi-Annual	Quarterly	Apr 2026	(29,094)	26,442	(2,652)
Centrally cleared	7,900,000	USD	Fixed 2.300%	USD LIBOR - BBA	Semi-Annual	Quarterly	Apr 2026	(30,810)	28,481	(2,329)
Centrally cleared	4,800,000	USD	Fixed 1.850%	USD LIBOR - BBA	Semi-Annual	Quarterly	Jul 2026	(7,560)	109,165	101,605
Centrally cleared	33,300,000	USD	Fixed 2.000%	USD LIBOR - BBA	Semi-Annual	Quarterly	Jul 2026	545,594	(64,799)	480,795
Centrally cleared	1,100,000	MXN	MXN TIIE - Banxico	Fixed 7.380%	Monthly	Monthly	Nov 2026	—	1,141	1,141
Centrally cleared	57,500,000	MXN	MXN TIIE - Banxico	Fixed 8.035%	Monthly	Monthly	Dec 2026	(13,574)	223,688	210,114
Centrally cleared	13,900,000	USD	Fixed 1.750%	USD LIBOR - BBA	Semi-Annual	Quarterly	Dec 2026	(362,924)	691,822	328,898
Centrally cleared	23,100,000	MXN	MXN TIIE - Banxico	Fixed 7.733%	Monthly	Monthly	Feb 2027	33,154	23,195	56,349
Centrally cleared	19,300,000	MXN	MXN TIIE - Banxico	Fixed 7.200%	Monthly	Monthly	Jun 2027	9,963	(5,408)	4,555
Centrally cleared	22,040,000	GBP	Fixed 1.500%	GBP LIBOR - BBA	Semi-Annual	Semi-Annual	Mar 2028	(762,997)	(53,421)	(816,418)

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Real Return Bond Fund (continued)

Interest rate swaps (continued)
								Unamortized
					Fixed	Floating		upfront	Unrealized
Counterparty (OTC)/	Notional		Payments	Payments	payment	payment	Maturity	payment paid	appreciation
Centrally cleared	amount	Currency	made	received	frequency	frequency	date	(received)	(depreciation)	Value
Centrally cleared	2,560,000,000	JPY	Fixed 0.450%	JPY LIBOR - BBA	Semi-Annual	Semi-Annual	Mar 2029	$(141,462)	$(118,788)	(260,250)
Centrally cleared	23,700,000	MXN	MXN TIIE - Banxico	Fixed 8.310%	Monthly	Monthly	Nov 2036	126,842	3,476	130,318
Centrally cleared	39,220,000	MXN	MXN TIIE - Banxico	Fixed 7.480%	Monthly	Monthly	Jun 2037	4,583	1,290	5,873
Centrally cleared	5,800,000	JPY	Fixed 1.500%	JPY LIBOR - BBA	Semi-Annual	Semi-Annual	Dec 2045	(17,845)	8,443	(9,402)
Centrally cleared	20,000	USD	USD LIBOR - BBA	Fixed 2.250%	Semi-Annual	Quarterly	Dec 2046	(1,708)	1,045	(663)
Centrally cleared	4,100,000	USD	USD LIBOR - BBA	Fixed 1.750%	Semi-Annual	Quarterly	Apr 2047	(751,508)	148,571	(602,937)
Centrally cleared	470,000	USD	Fixed 2.950%	USD LIBOR - BBA	Semi-Annual	Quarterly	Oct 2048	—	(50,631)	(50,631)
Centrally cleared	1,000,000	USD	Fixed 2.969%	USD LIBOR - BBA	Semi-Annual	Quarterly	Oct 2048	—	(112,234)	(112,234)
Centrally cleared	1,000,000	USD	Fixed 2.951%	USD LIBOR - BBA	Semi-Annual	Quarterly	Nov 2048	—	(107,587)	(107,587)
Centrally cleared	1,000,000	USD	Fixed 2.953%	USD LIBOR - BBA	Semi-Annual	Quarterly	Dec 2048	—	(107,353)	(107,353)
								$(474,347)	$563,649	$89,302

Credit default swaps - Buyer
								Unamortized
								upfront
				USD	Pay	Fixed		payment	Unrealized
Counterparty (OTC)/	Reference	Notional		notional	fixed	payment	Maturity	paid	appreciation
Centrally cleared	obligation	amount	Currency	amount	rate	frequency	date	(received)	(depreciation)	Value
	iTraxx Europe Series 26
Centrally cleared	Version 1	5,400,000	EUR	$6,028,831	1.000%	Quarterly	Dec 2021	$(90,640)	$(65,112)	$(155,752)
	iTraxx Europe Series 27
Centrally cleared	Version 1	14,900,000	EUR	16,622,559	1.000%	Quarterly	Jun 2022	(255,606)	(161,084)	(416,690)
Centrally cleared	CDX.NA.HY.28	19,660,000	USD	19,660,000	5.000%	Quarterly	Jun 2022	(1,297,371)	(337,140)	(1,634,511)
				$42,311,390				$(1,643,617)	$(563,336)	$(2,206,953)

Credit default swaps - Seller
									Unamortized
		Implied			USD		Fixed		upfront	Unrealized
Counterparty (OTC)/	Reference	credit	Notional		notional	Received	payment	Maturity	payment paid	appreciation
Centrally cleared	obligation	spread	amount	Currency	amount	fixed rate	frequency	date	(received)	(depreciation)	Value
Citibank N.A.	Federative Republic
	of Brazil	1.471%	200,000	USD	$200,000	1.000%	Quarterly	Jun 2021	$(13,460)	$10,437	$(3,023)
Credit Suisse	Federative Republic
International	of Brazil	1.471%	100,000	USD	100,000	1.000%	Quarterly	Jun 2021	(5,480)	3,968	(1,512)
Deutsche Bank AG	Republic of Italy	0.414%	2,400,000	USD	2,400,000	1.000%	Quarterly	Mar 2019	(12,799)	39,421	26,622
Deutsche Bank AG	Federative Republic
	of Brazil	1.471%	500,000	USD	500,000	1.000%	Quarterly	Jun 2021	(33,491)	25,932	(7,559)
Goldman Sachs	CMBX.NA.AAA
International	Indices	1.175%	5,100,000	USD	5,100,000	0.500%	Monthly	Oct 2057	(256,079)	255,615	(464)
HSBC Bank USA	Federative Republic
N.A.	of Brazil	1.471%	2,600,000	USD	2,600,000	1.000%	Quarterly	Jun 2021	(142,899)	103,594	(39,305)
HSBC Bank USA	Federative Republic
N.A.	of Brazil	1.931%	1,100,000	USD	1,100,000	1.000%	Quarterly	Jun 2022	(68,458)	24,733	(43,725)
JPMorgan Chase	Federative Republic
Bank N.A.	of Brazil	1.471%	200,000	USD	200,000	1.000%	Quarterly	Jun 2021	(11,058)	8,035	(3,023)
Merrill Lynch	CMBX.NA.AAA
International	Indices	1.405%	2,100,000	USD	2,100,000	0.500%	Monthly	Oct 2057	(140,441)	140,252	(189)
					$14,300,000				$(684,165)	$611,987	$(72,178)

Total return swaps
					Notional
					amount/			Unrealized
Pay/	Reference	Floating	Payment		contract	Maturity	Counterparty	appreciation
receive	entity	rate	frequency	Currency	amount	date	(OTC)	(depreciation)	Value
Receive	iBoxx High Yield Index	3 month USD-LIBOR	At Maturity	USD	600,000	Mar 2018	Goldman Sachs	$(2,784)	$(2,784)
								$(2,784)	$(2,784)

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Real Return Bond Fund (continued)

Inflation swaps
									Unamortized
Counterparty						Fixed	Floating		upfront	Unrealized
(OTC)/	Notional		USD notional	Payments	Payments	payment	payment		payment paid	appreciation
Centrally cleared	amount	Currency	amount	made	received	frequency	frequency	Maturity date	(received)	(depreciation)	Value
Bank of America
N.A.	11,700,000	USD	$11,700,000	Fixed 1.570%	USA-CPI-U	At Maturity	At Maturity	Nov 2020	—	$116,173	$116,173
Deutsche Bank
AG	1,100,000	USD	1,100,000	Fixed 2.500%	USA-CPI-U	At Maturity	At Maturity	Jul 2022	$4,761	(119,171)	(114,410)
Goldman Sachs	1,800,000	USD	1,800,000	Fixed 2.033%	USA-CPI-U	At Maturity	At Maturity	Apr 2018	—	(72,200)	(72,200)
Morgan Stanley
Capital
Services LLC	2,500,000	USD	2,500,000	USA-CPI-U	Fixed 1.800%	At Maturity	At Maturity	Jul 2026	—	(55,878)	(55,878)
Morgan Stanley
Capital
Services LLC	900,000	USD	900,000	USA-CPI-U	Fixed 1.805%	At Maturity	At Maturity	Sep 2026	—	(19,328)	(19,328)
			$18,000,000						$4,761	$(150,404)	$(145,643)
Centrally cleared	9,100,000	USD	9,100,000	Fixed 1.710%	USA-CPI-U	At Maturity	At Maturity	Apr 2018	—	(39,816)	(39,816)
Centrally cleared	6,300,000	USD	6,300,000	Fixed 1.680%	USA-CPI-U	At Maturity	At Maturity	Apr 2018	—	(25,707)	(25,707)
Centrally cleared	500,000	USD	500,000	Fixed 1.580%	USA-CPI-U	At Maturity	At Maturity	May 2018	194	(527)	(333)
Centrally cleared	1,000,000	EUR	1,055,350	Fixed 0.890%	UK-RPI	At Maturity	At Maturity	Nov 2018	1,017	8,347	9,364
Centrally cleared	9,100,000	USD	9,100,000	USA-CPI-U	Fixed 1.935%	At Maturity	At Maturity	Apr 2019	—	68,018	68,018
Centrally cleared	4,400,000	USD	4,400,000	Fixed 2.027%	USA-CPI-U	At Maturity	At Maturity	Nov 2020	—	(28,522)	(28,522)
Centrally cleared	4,100,000	USD	4,100,000	Fixed 2.021%	USA-CPI-U	At Maturity	At Maturity	Nov 2020	—	(25,954)	(25,954)
Centrally cleared	2,700,000	USD	2,700,000	Fixed 1.550%	USA-CPI-U	At Maturity	At Maturity	Jul 2021	82,466	(37,346)	45,120
Centrally cleared	2,160,000	USD	2,160,000	Fixed 1.603%	USA-CPI-U	At Maturity	At Maturity	Sep 2021	58,896	(31,133)	27,763
					EUR OZONE
Centrally cleared	270,000	EUR	281,759	Fixed 1.165%	HIICP EX TOB	At Maturity	At Maturity	Dec 2021	192	2,126	2,318
Centrally cleared	2,700,000	USD	2,700,000	USA-CPI-U	Fixed 1.730%	At Maturity	At Maturity	Jul 2026	(138,181)	59,775	(78,406)
Centrally cleared	7,300,000	USD	7,300,000	USA-CPI-U	Fixed 1.762%	At Maturity	At Maturity	Aug 2026	(342,103)	165,900	(176,203)
Centrally cleared	2,160,000	USD	2,160,000	USA-CPI-U	Fixed 1.801%	At Maturity	At Maturity	Sep 2026	(95,319)	49,669	(45,650)
Centrally cleared	1,300,000	USD	1,300,000	USA-CPI-U	Fixed 1.780%	At Maturity	At Maturity	Sep 2026	(60,290)	29,709	(30,581)
				EUR OZONE
Centrally cleared	840,000	EUR	958,188	HIICP EX TOB	Fixed 1.385%	At Maturity	At Maturity	Dec 2026	(1,180)	(843)	(2,023)
				France CPI EX
				TOBACCO
Centrally cleared	5,500,000	EUR	6,250,285	Household	Fixed 1.438%	At Maturity	At Maturity	Jun 2027	(14,291)	32,345	18,054
Centrally cleared	4,200,000	USD	4,200,000	USA-CPI-U	Fixed 2.080%	At Maturity	At Maturity	Jul 2027	—	7,122	7,122
Centrally cleared	1,900,000	GBP	2,335,004	UK-RPI	Fixed 3.190%	At Maturity	At Maturity	Apr 2030	(100,550)	71,763	(28,787)
Centrally cleared	2,800,000	GBP	3,415,710	UK-RPI	Fixed 3.350%	At Maturity	At Maturity	May 2030	(28,775)	90,263	61,488
Centrally cleared	4,400,000	GBP	5,524,970	UK-RPI	Fixed 3.400%	At Maturity	At Maturity	Jun 2030	23,985	101,582	125,567
Centrally cleared	7,170,000	GBP	9,223,450	UK-RPI	Fixed 3.325%	At Maturity	At Maturity	Aug 2030	(28,844)	50,601	21,757
Centrally cleared	1,200,000	GBP	1,486,320	UK-RPI	Fixed 3.275%	At Maturity	At Maturity	Sep 2030	(52,463)	39,067	(13,396)
Centrally cleared	600,000	GBP	740,060	UK-RPI	Fixed 3.140%	At Maturity	At Maturity	Apr 2031	(58,443)	14,945	(43,498)
Centrally cleared	3,700,000	GBP	4,668,104	UK-RPI	Fixed 3.100%	At Maturity	At Maturity	Jun 2031	(357,790)	7,615	(350,175)
Centrally cleared	5,030,000	GBP	6,512,440	UK-RPI	Fixed 3.530%	At Maturity	At Maturity	Oct 2031	77,599	30,510	108,109
Centrally cleared	500,000	GBP	651,675	UK-RPI	Fixed 3.358%	At Maturity	At Maturity	Apr 2035	(10,959)	9,330	(1,629)
Centrally cleared	1,190,000	GBP	1,494,549	Fixed 3.585%	UK - RPI	At Maturity	At Maturity	Dec 2021	(100,384)	5,846	(94,538)
Centrally cleared	320,000	GBP	399,056	Fixed 3.428%	UK - RPI	At Maturity	At Maturity	Mar 2047	—	13,420	13,420
			$101,016,920						$(1,145,223)	$668,105	$(477,118)
			$119,016,920						$(1,140,462)	$517,701	$(622,761)

Derivatives currency abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
NZD	New Zealand Dollar
USD	U.S. Dollar

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Derivatives abbreviations
BBA	The British Banker’s Association
CPI	Consumer Price Index
LIBOR	London Interbank Offered Rate
RPI	Retail Price Index
TIIE	Tasa de Interes Interbancario de Equilibrio (Interbank Equilibrium Interest Rate)

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.

Science & Technology Fund

	Shares or
	Principal
	Amount	Value
COMMON STOCKS – 88.2%
Consumer discretionary – 12.9%
Household durables – 0.3%
Garmin, Ltd.	17,065	$878,848
Internet and direct marketing retail – 8.8%
Amazon.com, Inc. (A)	17,735	17,390,941
Ctrip.com International, Ltd., ADR (A)	49,316	2,537,308
Flipkart, Ltd. (A)(B)(C)	980	86,351
JD.com, Inc., ADR (A)	8,580	359,588
Netflix, Inc. (A)	20,550	3,590,291
The Priceline Group, Inc. (A)	2,529	4,683,910
Vipshop Holdings, Ltd., ADR (A)	66,613	620,167
Zalando SE (A)	44,290	2,099,959
		31,368,515
Media – 3.8%
Liberty Global PLC, Series C (A)	195,223	6,448,216
News Corp., Class A	200,300	2,678,011
The Walt Disney Company	10,700	1,082,840
Twenty-First Century Fox, Inc., Class A	124,698	3,440,418
		13,649,485
		45,896,848
Health care – 5.3%
Biotechnology – 1.7%
Grifols SA, ADR	59,700	1,232,805
Shire PLC, ADR	32,000	4,780,480
		6,013,285
Health care equipment and supplies – 1.7%
Becton, Dickinson and Company	9,100	1,814,904
Intuitive Surgical, Inc. (A)	2,350	2,360,975
Smith & Nephew PLC	113,004	2,044,273
		6,220,152
Life sciences tools and services – 0.8%
Agilent Technologies, Inc.	14,200	919,024
Illumina, Inc. (A)	8,700	1,778,802
		2,697,826
Pharmaceuticals – 1.1%
Roche Holding AG	15,108	3,838,498
		18,769,761
Industrials – 2.1%
Aerospace and defense – 0.6%
The Boeing Company	8,900	2,132,974
Commercial services and supplies – 0.4%
Stericycle, Inc. (A)	18,400	1,322,776
Electrical equipment – 0.9%
Sensata Technologies Holding NV (A)	69,800	3,117,268
Professional services – 0.2%
Equifax, Inc.	5,800	826,326
		7,399,344
Information technology – 67.3%
Communications equipment – 1.8%
Arista Networks, Inc. (A)	4,830	850,805
Cisco Systems, Inc.	64,635	$2,081,893
Palo Alto Networks, Inc. (A)	27,515	3,650,965
		6,583,663
Electronic equipment, instruments and
components – 1.1%
CDW Corp.	20,850	1,322,307
Cognex Corp.	2,510	273,515
Corning, Inc.	6,665	191,685
IPG Photonics Corp. (A)	1,660	291,811
TE Connectivity, Ltd.	20,000	1,592,000
Tech Data Corp. (A)	865	95,401
		3,766,719
Internet software and services – 12.1%
58.com, Inc., ADR (A)	29,490	1,846,959
Alibaba Group Holding, Ltd., ADR (A)	30,980	5,320,505
Alphabet, Inc., Class A (A)	3,205	3,061,544
Alphabet, Inc., Class C (A)	7,948	7,465,795
Baidu, Inc., ADR (A)	17,385	3,964,649
Facebook, Inc., Class A (A)	101,095	17,385,307
Mail.Ru Group, Ltd., GDR (A)	36,939	1,095,086
MuleSoft, Inc., Class A (A)(D)	4,521	98,558
NetEase, Inc., ADR	1,135	313,078
Quotient Technology, Inc. (A)	17,700	265,500
Tencent Holdings, Ltd.	28,100	1,182,439
VeriSign, Inc. (A)(D)	11,200	1,162,000
		43,161,420
IT services – 6.2%
Cognizant Technology Solutions Corp.,
Class A	17,520	1,239,890
DXC Technology Company	60,700	5,159,500
Fidelity National Information
Services, Inc.	5,800	538,936
Global Payments, Inc.	18,275	1,745,080
Mastercard, Inc., Class A	5,500	733,150
PayPal Holdings, Inc. (A)	37,100	2,288,328
Sabre Corp.	124,000	2,286,560
Square, Inc., Class A (A)	209,695	5,475,136
Total System Services, Inc.	15,920	1,100,390
Vantiv, Inc., Class A (A)	10,970	775,469
Visa, Inc., Class A	5,395	558,490
		21,900,929
Semiconductors and semiconductor
equipment – 13.7%
Applied Materials, Inc.	67,070	3,026,198
Broadcom, Ltd.	22,530	5,679,139
KLA-Tencor Corp.	5,527	517,825
Lam Research Corp.	23,050	3,825,839
Marvell Technology Group, Ltd.	298,540	5,346,851
Microchip Technology, Inc.	42,375	3,678,150
Micron Technology, Inc. (A)	170,793	5,460,252
Microsemi Corp. (A)	27,913	1,406,257
NVIDIA Corp.	12,665	2,145,958
NXP Semiconductors NV (A)	23,333	2,635,696
QUALCOMM, Inc.	161,100	8,420,697

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Science & Technology Fund (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Semiconductors and semiconductor
equipment (continued)
Skyworks Solutions, Inc.	34,310	$3,614,902
STR Holdings, Inc. (A)	161,722	25,390
Xilinx, Inc.	41,703	2,754,900
		48,538,054
Software – 24.8%
Activision Blizzard, Inc.	25,790	1,690,792
Adobe Systems, Inc. (A)	29,665	4,602,821
Cloudera, Inc. (A)(D)	45,681	865,902
Electronic Arts, Inc. (A)	17,790	2,161,485
FireEye, Inc. (A)(D)	56,140	829,188
Fortinet, Inc. (A)	14,730	562,686
Intuit, Inc.	28,437	4,022,414
Microsoft Corp.	311,590	23,297,584
Oracle Corp.	22,880	1,151,550
Paycom Software, Inc. (A)	44,760	3,339,544
Proofpoint, Inc. (A)(D)	51,105	4,689,395
Red Hat, Inc. (A)	108,007	11,610,753
salesforce.com, Inc. (A)	87,563	8,361,391
ServiceNow, Inc. (A)	48,560	5,642,186
Snap, Inc., Class A (A)(D)	101,000	1,465,510
Sophos Group PLC (E)	308,458	2,010,106
Splunk, Inc. (A)	22,300	1,496,107
Synopsys, Inc. (A)	20,200	1,624,484
Tableau Software, Inc., Class A (A)	37,549	2,721,552
Take-Two Interactive Software, Inc. (A)	26,845	2,625,173
Workday, Inc., Class A (A)	32,205	3,532,566
		88,303,189
Technology hardware, storage and
peripherals – 7.6%
Apple, Inc.	84,320	13,828,480
Hewlett Packard Enterprise Company	103,400	1,867,404
NetApp, Inc.	94,000	3,634,040
Pure Storage, Inc., Class A (A)(D)	39,870	593,664
Samsung Electronics Company, Ltd.	3,366	6,928,946
		26,852,534
		239,106,508
Real estate – 0.2%
Equity real estate investment trusts – 0.2%
Equinix, Inc.	1,800	843,138
Telecommunication services – 0.4%
Wireless telecommunication services – 0.4%
SoftBank Group Corp.	18,800	1,530,530
TOTAL COMMON STOCKS (Cost $241,393,231)		$313,546,129
PREFERRED SECURITIES – 1.0%
Consumer discretionary – 0.3%
Internet and direct marketing retail – 0.3%
Flipkart, Ltd., Series A (A)(B)(C)	334	29,430
Flipkart, Ltd., Series C (A)(B)(C)	590	51,987
Flipkart, Ltd., Series E (A)(B)(C)	1,097	96,661
Flipkart, Ltd., Series G (A)(B)(C)	6,498	778,200
		956,278
Information technology – 0.7%
Internet software and services – 0.7%
Airbnb, Inc., Series E (A)(B)(C)	16,398	1,743,271
Xiaoju Kuaizhi, Inc. (A)(B)(C)	16,798	855,557
		2,598,828
TOTAL PREFERRED SECURITIES (Cost $2,995,861)		$3,555,106
INVESTMENT COMPANIES – 2.5%
Information technology – 2.5%
Internet software and services – 2.5%
Altaba, Inc.	138,400	$8,868,672
TOTAL INVESTMENT COMPANIES (Cost $5,173,896)		$8,868,672
CORPORATE BONDS - 0.3%
Information technology - 0.3%
Western Digital Corp.
10.500%, 04/01/2024	$785,000	931,206
TOTAL CORPORATE BONDS (Cost $765,996)		$931,206
SECURITIES LENDING
COLLATERAL – 2.1%
John Hancock Collateral Trust,
1.2169% (F)(G)	767,110	7,675,318
TOTAL SECURITIES LENDING COLLATERAL (Cost
$7,675,653)		$7,675,318
SHORT-TERM INVESTMENTS – 6.1%
Money market funds – 3.7%
State Street Institutional U.S. Government
Money Market Fund, Premier Class,
0.9295% (F)	2,313,917	2,313,917
T. Rowe Price Government Money Fund,
1.0473% (F)	10,852,144	10,852,144
		13,166,061
Repurchase agreement – 2.4%
Repurchase Agreement with State Street
Corp. dated 8-31-17 at 0.340% to be
repurchased at $8,398,079 on 9-1-17,
collateralized by $6,240,000
U.S. Treasury Bonds, 4.750% due
2-15-41 (valued at $8,567,757,
including interest)	8,398,000	8,398,000
TOTAL SHORT-TERM INVESTMENTS (Cost $21,564,061)		$21,564,061
Total Investments (Science & Technology Fund)
(Cost $279,568,698) – 100.2%		$356,140,492
Other assets and liabilities, net – (0.2%)		(801,845)
TOTAL NET ASSETS – 100.0%		$355,338,647

Security Abbreviations and Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(A)	Non-income producing security.
(B)	Direct placement securities are restricted as to resale, and the fund has limited rights to registration under the Securities Act of 1933. For more information on this security refer to the Notes to financial statements.
(C)	Security is valued using significant unobservable inputs.
(D)	A portion of this security is on loan as of 8-31-17.
(E)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(F)	The rate shown is the annualized seven-day yield as of 8-31-17.
(G)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Short Term Government Income Fund

	Shares or
	Principal
	Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS – 95.1%
U.S. Government – 31.3%
U.S. Treasury Notes
1.000%, 03/15/2019	$5,855,000	$5,828,012
1.125%, 06/30/2021	4,025,000	3,956,606
1.250%, 12/31/2018 to 03/31/2021	25,580,000	25,501,664
1.375%, 09/30/2020	1,835,000	1,830,269
1.500%, 05/15/2020	4,400,000	4,411,172
1.625%, 06/30/2020	20,320,000	20,433,506
1.750%, 11/30/2021	4,420,000	4,439,683
1.875%, 04/30/2022 to 07/31/2022	19,695,000	19,843,626
		86,244,538
U.S. Government Agency – 63.8%
Federal Agricultural Mortgage Corp.
0.970%, 07/26/2019	7,370,000	7,295,239
1.430%, 04/18/2019	5,250,000	5,253,108
1.640%, 04/17/2020	7,095,000	7,117,321
1.675%, 02/24/2020	3,760,000	3,776,176
1.750%, 06/15/2020	3,775,000	3,790,115
2.000%, 01/15/2021	10,055,000	10,164,519
Federal Farm Credit Bank
1.080%, 07/05/2019	4,345,000	4,317,396
1.160%, 11/01/2019	5,730,000	5,690,876
1.290%, 07/13/2020	3,590,000	3,561,542
1.440%, 08/16/2021	4,680,000	4,608,302
1.680%, 04/05/2021	4,290,000	4,211,669
Federal Home Loan Bank
1.125%, 10/11/2019	4,345,000	4,304,626
1.550%, 10/26/2020	4,075,000	4,044,731
1.700%, 04/26/2021	4,450,000	4,375,609
1.750%, 07/13/2020	9,745,000	9,746,959
Federal Home Loan Mortgage Corp.
1.250%, 07/26/2019	3,590,000	3,577,636
1.300%, 08/23/2019	5,800,000	5,776,116
1.765%, 06/26/2020	8,195,000	8,195,565
3.000%, 07/01/2030	2,376,453	2,459,272
3.500%, 04/01/2032 (A)	5,388,031	5,682,840
5.500%, 07/01/2040	847,940	957,243
Federal National Mortgage Association
1.250%, 08/23/2019	5,745,000	5,711,926
1.500%, 11/30/2020	11,000,000	10,972,610
2.500%, 10/01/2027	1,249,955	1,274,936
3.000%, 01/01/2027 to 03/01/2031	17,797,916	18,427,082
3.500%, 12/01/2025 to 03/01/2032	6,602,437	6,933,876
5.500%, 05/01/2034 to 08/01/2040	1,054,726	1,170,784
6.500%, 01/01/2039	649,310	750,655
Tennessee Valley Authority
1.750%, 10/15/2018	3,790,000	3,808,485
3.875%, 02/15/2021	10,745,000	11,520,284
4.500%, 04/01/2018	6,176,000	6,291,306
		175,768,804
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(Cost $262,292,325)		$262,013,342
COLLATERALIZED MORTGAGE
OBLIGATIONS – 3.5%
U.S. Government Agency – 3.5%
Federal Home Loan Mortgage Corp.
Series 4482, Class MA,
2.000%, 04/15/2031	$615,193	617,556
Series K017, Class X1 IO,
1.504%, 12/25/2021	19,676,050	936,836
Series K018, Class X1 IO,
1.524%, 01/25/2022	2,489,312	120,479
Series K022, Class X1 IO,
1.383%, 07/25/2022	7,215,304	359,263
Series K026, Class X1 IO,
1.144%, 11/25/2022	$3,066,554	$133,725
Series K030, Class X1 IO,
0.321%, 04/25/2023	133,068,543	1,369,621
Series K038, Class X1 IO,
1.335%, 03/25/2024	4,840,554	305,343
Series K704, Class X1 IO,
2.118%, 08/25/2018	9,871,942	118,661
Series K706, Class X1 IO,
1.686%, 10/25/2018	3,842,453	53,530
Series K707, Class X1 IO,
1.656%, 12/25/2018	1,387,097	20,264
Series K709, Class X1 IO,
1.641%, 03/25/2019	2,048,673	37,841
Series K710, Class X1 IO,
1.867%, 05/25/2019	2,721,958	62,458
Series K711, Class X1 IO,
1.808%, 07/25/2019	5,333,279	123,972
Series K715, Class X1 IO,
1.276%, 01/25/2021	15,103,549	480,892
Series K718, Class X1 IO,
0.766%, 01/25/2022	14,293,354	337,143
Federal National Mortgage Association
Series 2013-100, Class CA,
4.000%, 03/25/2039	1,002,144	1,041,893
Series 2014-28, Class BD,
3.500%, 08/25/2043	1,396,875	1,466,839
Government National
Mortgage Association
Series 2012-114, Class IO,
0.817%, 01/16/2053	1,027,785	54,848
Series 2017-109, Class IO,
0.612%, 04/16/2057	2,676,724	169,799
Series 2017-124, Class IO,
0.705%, 01/15/2059 (B)	3,310,000	242,561
Series 2017-20, Class IO,
0.749%, 12/16/2058	3,495,960	241,795
Series 2017-3, Class IO,
0.907%, 09/16/2058	3,251,252	251,168
Series 2017-41, Class IO,
0.792%, 07/16/2058	2,439,177	179,319
Series 2017-46, Class IO,
0.619%, 11/16/2057	2,651,680	177,711
Series 2017-61, Class IO,
0.766%, 05/16/2059	1,564,749	133,021
Series 2017-74, Class IO,
0.781%, 09/16/2058	3,439,961	231,239
Series 2017-89, Class IO,
0.764%, 07/16/2059	3,473,101	282,027
		9,549,804
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $9,738,495)		$9,549,804
SHORT-TERM INVESTMENTS – 3.1%
U.S. Government Agency – 1.2%
Federal Agricultural Mortgage Corp.
Discount Note, 0.900%, 09/01/2017 *	724,000	724,000
Federal Home Loan Bank Discount Note,
0.869%, 09/01/2017 *	2,455,000	2,455,000
		3,179,000

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Short Term Government Income Fund (continued)

	Shares or
	Principal
	Amount	Value
SHORT-TERM
INVESTMENTS (continued)
Repurchase agreement – 1.9%
Barclays Tri-Party Repurchase Agreement
dated 8-31-17 at 1.050% to be
repurchased at $4,285,125 on 9-1-17,
collateralized by $4,304,200
U.S. Treasury Notes, 1.875% due
3-31-22 (valued at $4,370,891,
including interest)	$4,285,000	$4,285,000
Repurchase Agreement with State Street
Corp. dated 8-31-17 at 0.340% to be
repurchased at $1,016,010 on 9-1-17,
collateralized by $860,000
U.S. Treasury Bonds, 3.750% due
11-15-43 (valued at $1,038,705,
including interest)	1,016,000	1,016,000
		5,301,000
TOTAL SHORT-TERM INVESTMENTS (Cost $8,480,000)		$8,480,000
Total Investments (Short Term
Government Income Fund)
(Cost $280,510,820) – 101.7%		$280,043,146
Other assets and liabilities, net – (1.7%)		(4,665,707)
TOTAL NET ASSETS – 100.0%		$275,377,439

Security Abbreviations and Legend
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
(A)	Security purchased or sold on a when-issued or delayed delivery basis.
(B)	Security is valued using significant unobservable inputs.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

Small Cap Growth Fund

	Shares or
	Principal
	Amount	Value
COMMON STOCKS – 95.0%
Consumer discretionary – 11.2%
Hotels, restaurants and leisure – 6.1%
Boyd Gaming Corp.	58,000	$1,533,520
Dave & Buster’s Entertainment, Inc. (A)	43,741	2,557,099
Marriott Vacations Worldwide Corp.	28,461	3,311,722
Planet Fitness, Inc., Class A	174,763	4,433,737
Wingstop, Inc. (B)	78,719	2,551,283
		14,387,361
Internet and direct marketing retail – 0.9%
Wayfair, Inc., Class A (A)	31,483	2,235,608
Leisure products – 0.6%
Nautilus, Inc. (A)	92,257	1,508,402
Specialty retail – 0.2%
Five Below, Inc. (A)	9,684	460,668
Textiles, apparel and luxury goods – 3.4%
Carter’s, Inc.	37,704	3,269,314
Oxford Industries, Inc.	31,313	1,810,205
Wolverine World Wide, Inc.	113,317	2,980,237
		8,059,756
		26,651,795
Consumer staples – 3.5%
Beverages – 0.6%
MGP Ingredients, Inc. (B)	27,123	$1,525,126
Food and staples retailing – 1.3%
Performance Food Group Company (A)	106,560	2,962,368
Food products – 1.6%
Blue Buffalo Pet Products, Inc. (A)	60,990	1,571,102
Calavo Growers, Inc. (B)	33,571	2,254,293
		3,825,395
		8,312,889
Energy – 1.4%
Oil, gas and consumable fuels – 1.4%
Centennial Resource
Development, Inc. (A)	7,474	125,926
Centennial Resource Development, Inc.,
Class A (A)(B)	182,212	3,150,445
		3,276,371
Financials – 6.2%
Banks – 5.0%
FNB Corp.	202,097	2,564,611
MB Financial, Inc.	81,252	3,231,392
Sterling Bancorp	152,751	3,429,260
Western Alliance Bancorp (A)	54,242	2,616,092
		11,841,355
Capital markets – 0.3%
Financial Engines, Inc. (B)	18,601	614,763
Mortgage real estate investment trusts – 0.9%
Hannon Armstrong Sustainable
Infrastructure Capital, Inc.	94,428	2,190,730
		14,646,848
Health care – 23.7%
Biotechnology – 11.9%
Amicus Therapeutics, Inc. (A)	96,206	1,341,112
Bluebird Bio, Inc. (A)(B)	18,674	2,331,449
Blueprint Medicines Corp. (A)	35,450	1,922,099
Exact Sciences Corp. (A)	86,261	3,613,473
Five Prime Therapeutics, Inc. (A)	30,341	1,029,167
Galapagos NV, ADR (A)(B)	26,343	2,436,464
Global Blood Therapeutics, Inc. (A)(B)	52,106	1,584,022
Ionis Pharmaceuticals, Inc. (A)	33,541	1,798,468
Ironwood Pharmaceuticals, Inc. (A)	55,262	881,429
MiMedx Group, Inc. (A)(B)	115,538	1,879,803
Neurocrine Biosciences, Inc. (A)	24,909	1,409,849
Otonomy, Inc. (A)	23,981	86,332
Portola Pharmaceuticals, Inc. (A)	33,926	2,152,605
Sage Therapeutics, Inc. (A)	10,256	843,556
Spark Therapeutics, Inc. (A)	27,647	2,276,178
TESARO, Inc. (A)(B)	13,781	1,779,678
Ultragenyx Pharmaceutical, Inc. (A)	18,820	1,073,869
		28,439,553
Health care equipment and supplies – 7.4%
Align Technology, Inc. (A)	16,780	2,965,697
DexCom, Inc. (A)	24,993	1,864,728
Inogen, Inc. (A)	20,414	1,955,661
Insulet Corp. (A)	111,543	6,476,187
Nevro Corp. (A)	15,231	1,312,608
OraSure Technologies, Inc. (A)	153,631	3,135,609
		17,710,490

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Small Cap Growth Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Health care providers and services – 2.0%
Acadia Healthcare Company, Inc. (A)(B)	70,596	$3,313,776
HealthEquity, Inc. (A)	31,805	1,360,300
		4,674,076
Health care technology – 0.7%
Veeva Systems, Inc., Class A (A)	26,845	1,597,278
Pharmaceuticals – 1.7%
Aerie Pharmaceuticals, Inc. (A)	52,518	3,011,907
Dermira, Inc. (A)	43,823	1,033,785
		4,045,692
		56,467,089
Industrials – 14.2%
Building products – 1.4%
Advanced Drainage Systems, Inc.	71,705	1,394,662
JELD-WEN Holding, Inc. (A)	64,763	1,976,567
		3,371,229
Commercial services and supplies – 2.8%
Casella Waste Systems, Inc., Class A (A)	177,490	2,983,607
The Brink’s Company	46,350	3,636,158
		6,619,765
Electrical equipment – 1.1%
Regal Beloit Corp.	35,881	2,705,427
Machinery – 4.2%
Altra Industrial Motion Corp.	66,104	3,044,089
Milacron Holdings Corp. (A)	118,078	1,883,344
Rexnord Corp. (A)	143,740	3,432,511
The Middleby Corp. (A)	13,699	1,667,168
		10,027,112
Professional services – 0.6%
WageWorks, Inc. (A)	26,151	1,541,601
Road and rail – 2.3%
Knight Transportation, Inc. (B)	77,403	3,022,587
Swift Transportation Company (A)(B)	83,981	2,355,667
		5,378,254
Trading companies and distributors – 1.8%
Beacon Roofing Supply, Inc. (A)	35,512	1,672,615
Kaman Corp.	51,679	2,534,338
		4,206,953
		33,850,341
Information technology – 29.0%
Communications equipment – 2.1%
Arista Networks, Inc. (A)	16,523	2,910,526
Quantenna Communications, Inc. (A)	110,206	2,047,627
		4,958,153
Electronic equipment, instruments and
components – 3.6%
II-VI, Inc. (A)	57,892	2,075,428
Itron, Inc. (A)	31,767	2,306,284
Zebra Technologies Corp., Class A (A)	39,666	4,089,168
		8,470,880
Internet software and services – 7.9%
2U, Inc. (A)(B)	65,708	3,291,971
CoStar Group, Inc. (A)	14,207	4,072,010
Five9, Inc. (A)	70,580	1,517,470
GoDaddy, Inc., Class A (A)	77,799	3,486,951
Mimecast, Ltd. (A)	111,592	3,018,564
Quotient Technology, Inc. (A)	14,800	222,000
The Trade Desk, Inc., Class A (A)	32,127	1,701,767
Wix.com, Ltd. (A)	9,941	$647,159
Zillow Group, Inc., Class C (A)	23,726	940,024
		18,897,916
IT services – 2.3%
Blackhawk Network Holdings, Inc. (A)	69,911	3,132,013
EPAM Systems, Inc. (A)	29,818	2,425,098
		5,557,111
Semiconductors and semiconductor
equipment – 6.2%
Advanced Micro Devices, Inc. (A)	65,212	847,756
Cavium, Inc. (A)	38,863	2,460,417
Entegris, Inc. (A)	78,045	1,986,245
MACOM Technology Solutions
Holdings, Inc. (A)	65,251	2,971,531
Semtech Corp. (A)	38,520	1,448,352
Tower Semiconductor, Ltd. (Tel Aviv
Stock Exchange) (A)	162,882	4,920,665
		14,634,966
Software – 6.9%
BroadSoft, Inc. (A)	17,623	873,220
Cloudera, Inc. (A)	33,122	627,841
DraftKings, Inc. (A)(C)(D)	151,487	234,805
Fair Isaac Corp.	29,520	4,155,235
Guidewire Software, Inc. (A)	33,799	2,558,922
HubSpot, Inc. (A)	40,566	2,975,516
Paylocity Holding Corp. (A)	70,491	3,463,928
Proofpoint, Inc. (A)(B)	17,099	1,569,004
		16,458,471
		68,977,497
Materials – 2.4%
Chemicals – 1.8%
Ingevity Corp. (A)	22,459	1,414,243
Platform Specialty Products Corp. (A)	244,049	2,850,492
		4,264,735
Paper and forest products – 0.6%
KapStone Paper and Packaging Corp.	67,122	1,501,519
		5,766,254
Real estate – 3.4%
Equity real estate investment trusts – 2.3%
CoreSite Realty Corp.	25,685	3,050,351
LaSalle Hotel Properties	82,656	2,345,777
		5,396,128
Real estate management and
development – 1.1%
Kennedy-Wilson Holdings, Inc.	143,055	2,760,962
		8,157,090
TOTAL COMMON STOCKS (Cost $182,742,780)		$226,106,174
PREFERRED SECURITIES – 0.9%
Consumer discretionary – 0.2%
Diversified consumer services – 0.2%
The Honest Company, Inc. (A)(C)(D)	12,795	343,674
Information technology – 0.7%
Software – 0.7%
MarkLogic Corp., Series F (A)(C)(D)	72,325	713,848
Zuora, Inc., Series F (A)(C)(D)	192,994	924,441
		1,638,289
TOTAL PREFERRED SECURITIES (Cost $2,158,674)		$1,981,963

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Small Cap Growth Fund (continued)

	Shares or
	Principal
	Amount	Value
EXCHANGE-TRADED FUNDS – 2.0%
iShares Russell 2000 Growth ETF	28,428	$4,831,623
TOTAL EXCHANGE-TRADED FUNDS
(Cost $4,668,938)		$4,831,623
SECURITIES LENDING
COLLATERAL – 9.7%
John Hancock Collateral Trust,
1.2169% (E)(F)	2,309,507	23,107,768
TOTAL SECURITIES LENDING COLLATERAL (Cost
$23,107,952)		$23,107,768
SHORT-TERM INVESTMENTS – 4.6%
Repurchase agreement – 4.6%
Deutsche Bank Tri-Party Repurchase
Agreement dated 8-31-17 at 1.080% to
be repurchased at $10,900,327 on
9-1-17, collateralized by $11,027,000
U.S. Treasury Notes, 1.875% due
7-31-22 (valued at $11,118,077,
including interest)	$10,900,000	10,900,000
TOTAL SHORT-TERM INVESTMENTS (Cost $10,900,000)		$10,900,000
Total Investments (Small Cap Growth Fund)
(Cost $223,578,344) – 112.2%		$266,927,528
Other assets and liabilities, net – (12.2%)		(28,924,173)
TOTAL NET ASSETS – 100.0%		$238,003,355

Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	A portion of this security is on loan as of 8-31-17.
(C)

Direct placement securities are restricted as to resale, and the fund has limited rights to registration under the Securities Act of 1933. For more information on this security refer to the Notes to financial statements.

(D)	Security is valued using significant unobservable inputs.
(E)	The rate shown is the annualized seven-day yield as of 8-31-17.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

Small Company Growth Fund

	Shares or
	Principal
	Amount	Value
COMMON STOCKS – 97.2%
Consumer discretionary – 10.5%
Auto components – 0.8%
Visteon Corp. (A)	16,480	$1,902,451
Distributors – 0.9%
Pool Corp.	20,863	2,079,832
Hotels, restaurants and leisure – 3.9%
Dunkin’ Brands Group, Inc.	34,222	1,764,486
Jack in the Box, Inc.	16,008	1,498,669
Penn National Gaming, Inc. (A)	97,920	2,172,845
Texas Roadhouse, Inc.	36,877	1,749,814
The Wendy’s Company	117,242	1,749,251
		8,935,065
Household durables – 0.6%
CalAtlantic Group, Inc.	36,696	1,275,186
Leisure products – 0.8%
Brunswick Corp.	32,683	$1,715,204
Media – 0.4%
IMAX Corp. (A)	46,225	862,096
Specialty retail – 1.1%
Five Below, Inc. (A)	34,838	1,657,244
Urban Outfitters, Inc. (A)(B)	44,171	902,855
		2,560,099
Textiles, apparel and luxury goods – 2.0%
Carter’s, Inc.	17,121	1,484,562
G-III Apparel Group, Ltd. (A)	43,193	1,187,808
Steven Madden, Ltd. (A)	47,660	2,020,784
		4,693,154
		24,023,087
Consumer staples – 1.1%
Beverages – 0.4%
The Boston Beer Company, Inc., Class A (A)(B)	7,032	1,047,768
Food products – 0.7%
Lancaster Colony Corp.	13,490	1,571,180
		2,618,948
Energy – 3.5%
Energy equipment and services – 0.6%
Patterson-UTI Energy, Inc.	83,472	1,333,048
Oil, gas and consumable fuels – 2.9%
Centennial Resource Development, Inc., Class A (A)(B)	107,812	1,864,069
Energen Corp. (A)	36,810	1,887,617
Laredo Petroleum, Inc. (A)	111,814	1,388,730
Parsley Energy, Inc., Class A (A)	65,412	1,638,571
		6,778,987
		8,112,035
Financials – 8.6%
Banks – 3.8%
BankUnited, Inc.	42,698	1,420,989
Cathay General Bancorp	55,131	1,944,470
Cullen/Frost Bankers, Inc.	22,438	1,889,280
MB Financial, Inc.	43,985	1,749,283
Sterling Bancorp	73,133	1,641,836
		8,645,858
Capital markets – 2.6%
Evercore, Inc., Class A	21,343	1,610,329
Financial Engines, Inc. (B)	40,196	1,328,478
MarketAxess Holdings, Inc.	11,048	2,131,712
WisdomTree Investments, Inc. (B)	92,615	849,280
		5,919,799
Insurance – 2.2%
American Equity Investment Life Holding Company	66,675	1,850,898
American Financial Group, Inc.	20,338	2,070,612
RLI Corp.	22,082	1,181,829
		5,103,339
		19,668,996
Health care – 24.2%
Biotechnology – 6.6%
ACADIA Pharmaceuticals, Inc. (A)(B)	60,278	2,146,497
Agios Pharmaceuticals, Inc. (A)(B)	33,672	2,130,091
Exelixis, Inc. (A)	105,366	3,080,902
Halozyme Therapeutics, Inc. (A)(B)	150,806	1,961,986
Momenta Pharmaceuticals, Inc. (A)	100,967	1,701,294

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Small Company Growth Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Neurocrine Biosciences, Inc. (A)	36,962	$2,092,049
Repligen Corp. (A)	43,442	1,897,112
		15,009,931
Health care equipment and supplies – 8.3%
Align Technology, Inc. (A)	14,233	2,515,540
Cantel Medical Corp.	22,002	1,787,663
DexCom, Inc. (A)	22,636	1,688,872
Halyard Health, Inc. (A)	47,264	2,140,587
Hill-Rom Holdings, Inc.	24,003	1,847,271
ICU Medical, Inc. (A)	9,706	1,692,241
Integra LifeSciences Holdings Corp. (A)	37,789	1,926,861
Nevro Corp. (A)	18,855	1,624,924
NuVasive, Inc. (A)	24,425	1,526,074
NxStage Medical, Inc. (A)	84,199	2,357,572
		19,107,605
Health care providers and services – 3.5%
Chemed Corp.	8,992	1,774,032
HealthEquity, Inc. (A)	59,408	2,540,880
HealthSouth Corp.	38,039	1,740,284
Select Medical Holdings Corp. (A)	109,312	2,033,203
		8,088,399
Health care technology – 0.5%
Evolent Health, Inc., Class A (A)	66,822	1,115,927
Life sciences tools and services – 2.3%
Bio-Techne Corp.	17,030	2,107,973
Pacific Biosciences of California, Inc. (A)	180,648	894,208
PerkinElmer, Inc.	33,539	2,246,778
		5,248,959
Pharmaceuticals – 3.0%
Catalent, Inc. (A)	47,643	1,967,179
GW Pharmaceuticals PLC, ADR (A)(B)	14,530	1,537,565
Nektar Therapeutics (A)	93,962	1,976,021
Prestige Brands Holdings, Inc. (A)	29,270	1,484,282
		6,965,047
		55,535,868
Industrials – 15.3%
Aerospace and defense – 2.7%
BWX Technologies, Inc.	40,679	2,225,955
Orbital ATK, Inc.	18,873	2,105,849
TransDigm Group, Inc.	7,137	1,860,330
		6,192,134
Air freight and logistics – 0.8%
Forward Air Corp.	35,508	1,845,351
Building products – 1.7%
AO Smith Corp.	40,739	2,268,755
Masonite International Corp. (A)	24,751	1,566,738
		3,835,493
Commercial services and supplies – 1.7%
Pitney Bowes, Inc.	79,682	1,023,914
Steelcase, Inc., Class A	21,839	288,275
The Brink’s Company	32,554	2,553,861
		3,866,050
Electrical equipment – 0.8%
Acuity Brands, Inc.	9,758	1,725,117
Machinery – 4.7%
ITT, Inc.	44,325	1,788,957
John Bean Technologies Corp.	22,780	2,020,586
Lincoln Electric Holdings, Inc.	20,486	$1,779,004
The Timken Company	38,646	1,733,273
WABCO Holdings, Inc. (A)	13,746	1,974,201
Wabtec Corp. (B)	22,260	1,570,888
		10,866,909
Road and rail – 2.3%
Knight Transportation, Inc. (B)	71,283	2,783,601
Old Dominion Freight Line, Inc.	23,921	2,389,708
		5,173,309
Trading companies and distributors – 0.6%
Watsco, Inc.	9,863	1,453,412
		34,957,775
Information technology – 28.3%
Electronic equipment, instruments and components – 5.7%
Cognex Corp.	26,354	2,871,795
Littelfuse, Inc.	12,431	2,314,155
National Instruments Corp.	44,567	1,800,061
SYNNEX Corp.	12,807	1,531,845
Trimble, Inc. (A)	54,575	2,110,961
Zebra Technologies Corp., Class A (A)	23,598	2,432,718
		13,061,535
Internet software and services – 3.5%
2U, Inc. (A)(B)	26,340	1,319,634
CoStar Group, Inc. (A)	9,106	2,609,962
LogMeIn, Inc.	16,519	1,889,774
Q2 Holdings, Inc. (A)	55,177	2,240,186
		8,059,556
IT services – 3.6%
Booz Allen Hamilton Holding Corp.	66,689	2,274,762
EPAM Systems, Inc. (A)	19,053	1,549,580
Euronet Worldwide, Inc. (A)	26,508	2,604,941
ExlService Holdings, Inc. (A)	31,343	1,763,984
		8,193,267
Semiconductors and semiconductor equipment – 4.9%
Cavium, Inc. (A)	26,855	1,700,190
Integrated Device Technology, Inc. (A)	67,179	1,659,993
MKS Instruments, Inc.	24,402	2,009,505
Monolithic Power Systems, Inc.	17,378	1,760,739
Power Integrations, Inc.	22,776	1,659,232
Silicon Laboratories, Inc. (A)	31,414	2,384,323
		11,173,982
Software – 10.6%
Aspen Technology, Inc. (A)	43,007	2,720,193
CommVault Systems, Inc. (A)	38,442	2,346,884
Fair Isaac Corp.	18,456	2,597,867
Guidewire Software, Inc. (A)	34,386	2,603,364
MicroStrategy, Inc., Class A (A)	5,136	662,544
Pegasystems, Inc.	6,845	393,930
Proofpoint, Inc. (A)(B)	19,304	1,771,335
Qualys, Inc. (A)	41,473	1,969,968
RealPage, Inc. (A)	52,930	2,281,283
Take-Two Interactive Software, Inc. (A)	46,804	4,576,963
The Ultimate Software Group, Inc. (A)(B)	11,417	2,293,675
		24,218,006

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Small Company Growth Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Technology hardware, storage and peripherals – 0.0%
Cray, Inc. (A)	5,324	$100,357
		64,806,703
Materials – 3.9%
Chemicals – 1.6%
Ingevity Corp. (A)	30,359	1,911,706
PolyOne Corp.	51,166	1,849,139
		3,760,845
Construction materials – 1.2%
Martin Marietta Materials, Inc.	12,428	2,634,612
Containers and packaging – 1.1%
Berry Global Group, Inc. (A)	46,205	2,598,569
		8,994,026
Real estate – 1.8%
Equity real estate investment trusts – 1.8%
CubeSmart	50,832	1,253,009
Highwoods Properties, Inc.	27,001	1,410,262
Physicians Realty Trust	75,131	1,407,204
		4,070,475
TOTAL COMMON STOCKS (Cost $161,055,221)		$222,787,913
SECURITIES LENDING COLLATERAL – 7.3%
John Hancock Collateral Trust, 1.2169% (C)(D)	1,665,504	16,664,204
TOTAL SECURITIES LENDING COLLATERAL (Cost $16,664,786)		$16,664,204
SHORT-TERM INVESTMENTS – 7.8%
Money market funds – 7.8%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.9019% (C)	17,987,699	17,987,699
TOTAL SHORT-TERM INVESTMENTS (Cost $17,987,699)		$17,987,699
Total Investments (Small Company Growth Fund) (Cost $195,707,706) – 112.3%		$257,439,816
Other assets and liabilities, net – (12.3%)		(28,097,331)
TOTAL NET ASSETS – 100.0%		$229,342,485

Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	A portion of this security is on loan as of 8-31-17.
(C)	The rate shown is the annualized seven-day yield as of 8-31-17.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

Small Company Value Fund

	Shares or
	Principal
	Amount	Value
COMMON STOCKS – 98.0%
Consumer discretionary – 10.3%
Auto components – 1.6%
Dorman Products, Inc. (A)	28,000	$1,859,760
LCI Industries	21,600	2,134,080
		3,993,840
Distributors – 0.7%
Pool Corp.	17,500	$1,744,575
Diversified consumer services – 0.9%
American Public Education, Inc. (A)	38,800	715,860
Capella Education Company	23,500	1,582,725
		2,298,585
Hotels, restaurants and leisure – 0.9%
ILG, Inc.	51,500	1,359,600
Red Robin Gourmet Burgers, Inc. (A)	16,100	917,700
		2,277,300
Household durables – 1.4%
Cavco Industries, Inc. (A)	13,700	1,843,335
CSS Industries, Inc.	33,200	889,096
Ethan Allen Interiors, Inc.	26,900	786,825
		3,519,256
Media – 0.9%
Cable One, Inc.	2,093	1,588,043
Scholastic Corp.	19,600	772,828
		2,360,871
Specialty retail – 2.6%
Aaron’s, Inc.	63,200	2,797,862
Express, Inc. (A)	63,800	406,406
Lumber Liquidators Holdings, Inc. (A)(B)	55,804	2,094,324
Party City Holdco, Inc. (A)(B)	70,535	983,963
Sportsman’s Warehouse Holdings, Inc. (A)(B)	66,263	274,991
		6,557,546
Textiles, apparel and luxury goods – 1.3%
Crocs, Inc. (A)	52,100	465,253
Culp, Inc.	35,000	1,015,000
Steven Madden, Ltd. (A)	39,292	1,665,981
		3,146,234
		25,898,207
Consumer staples – 3.9%
Food and staples retailing – 1.0%
PriceSmart, Inc.	17,600	1,430,000
SpartanNash Company	43,100	1,061,984
		2,491,984
Food products – 2.1%
Nomad Foods, Ltd. (A)	163,400	2,454,268
Pinnacle Foods, Inc.	21,200	1,257,372
Post Holdings, Inc. (A)	15,400	1,311,002
The Simply Good Foods Company (A)	35,100	415,935
		5,438,577
Household products – 0.5%
Energizer Holdings, Inc.	27,900	1,231,785
Tobacco – 0.3%
Vector Group, Ltd.	32,743	707,249
		9,869,595
Energy – 4.6%
Energy equipment and services – 1.4%
Frank’s International NV (B)	94,200	591,576
Keane Group, Inc. (A)(B)	30,700	397,565
Oceaneering International, Inc.	38,900	877,195
Ranger Energy Services, Inc. (A)	25,500	362,100
Tesco Corp. (A)	162,900	716,760
TETRA Technologies, Inc. (A)	223,300	459,998
		3,405,194

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Small Company Value Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels – 3.2%
Andeavor	16,129	$1,615,319
Centennial Resource Development, Inc., Class A (A)(B)	89,200	1,542,268
Jagged Peak Energy, Inc. (A)(B)	46,100	590,541
Matador Resources Company (A)(B)	82,200	1,938,276
Parsley Energy, Inc., Class A (A)	43,200	1,082,160
WPX Energy, Inc. (A)	134,600	1,344,654
		8,113,218
		11,518,412
Financials – 29.6%
Banks – 17.3%
Atlantic Capital Bancshares, Inc. (A)	39,907	716,331
BankUnited, Inc.	82,800	2,755,584
CoBiz Financial, Inc.	93,200	1,589,060
Columbia Banking System, Inc.	69,500	2,583,315
East West Bancorp, Inc.	76,295	4,224,454
First Hawaiian, Inc.	31,928	864,930
Glacier Bancorp, Inc.	65,000	2,158,650
Heritage Financial Corp.	15,200	397,480
Home BancShares, Inc.	194,400	4,531,464
Hope Bancorp, Inc.	86,900	1,402,566
Howard Bancorp, Inc. (A)	24,954	492,842
Live Oak Bancshares, Inc.	33,906	757,799
National Bank Holdings Corp., Class A	66,250	2,131,925
Park Sterling Corp.	62,400	709,488
Pinnacle Financial Partners, Inc.	17,900	1,113,380
Popular, Inc.	59,100	2,358,681
Prosperity Bancshares, Inc.	43,000	2,569,250
SVB Financial Group (A)	17,076	2,891,650
Synovus Financial Corp.	23,600	994,032
Texas Capital Bancshares, Inc. (A)	25,300	1,878,525
Towne Bank	82,100	2,520,470
Webster Financial Corp.	38,680	1,805,582
Wintrust Financial Corp.	28,200	2,053,242
		43,500,700
Capital markets – 3.5%
CBOE Holdings, Inc.	19,679	1,985,414
Hercules Capital, Inc.	118,500	1,445,700
Houlihan Lokey, Inc.	26,026	938,237
Janus Henderson Group PLC	34,044	1,176,561
Main Street Capital Corp. (B)	26,300	1,030,697
Safeguard Scientifics, Inc. (A)	40,800	497,760
Stifel Financial Corp.	17,300	826,075
TPG Specialty Lending, Inc. (B)	48,600	1,008,450
		8,908,894
Consumer finance – 1.0%
Green Dot Corp., Class A (A)	54,300	2,616,174
Insurance – 3.3%
Assured Guaranty, Ltd.	37,802	1,608,097
Employers Holdings, Inc.	34,850	1,468,928
Kinsale Capital Group, Inc.	23,256	880,240
ProAssurance Corp.	47,200	2,513,400
Safety Insurance Group, Inc.	12,700	906,780
State Auto Financial Corp.	37,200	920,328
		8,297,773
Mortgage real estate investment trusts – 1.1%
Hannon Armstrong Sustainable
Infrastructure Capital, Inc.	73,000	1,693,600
Redwood Trust, Inc.	56,500	942,420
		2,636,020
Thrifts and mortgage finance – 3.4%
Beneficial Bancorp, Inc.	103,131	$1,541,808
Meridian Bancorp, Inc.	62,900	1,107,040
PCSB Financial Corp. (A)	30,222	511,356
Radian Group, Inc.	119,100	2,084,250
United Financial Bancorp, Inc.	101,100	1,751,052
WSFS Financial Corp.	34,210	1,529,187
		8,524,693
		74,484,254
Health care – 7.7%
Biotechnology – 0.3%
Puma Biotechnology, Inc. (A)	7,700	712,250
Health care equipment and supplies – 5.1%
Analogic Corp.	12,200	872,910
Atrion Corp.	5,002	3,111,994
Haemonetics Corp. (A)	37,200	1,600,344
Halyard Health, Inc. (A)	52,300	2,368,667
Quidel Corp. (A)	59,600	2,082,424
West Pharmaceutical Services, Inc.	32,700	2,846,208
		12,882,547
Health care providers and services – 2.3%
Molina Healthcare, Inc. (A)(B)	13,200	844,800
Select Medical Holdings Corp. (A)	72,200	1,342,920
The Ensign Group, Inc.	44,300	909,922
Triple-S Management Corp., Class B (A)	25,056	619,134
WellCare Health Plans, Inc. (A)	11,200	1,956,416
		5,673,192
		19,267,989
Industrials – 12.3%
Aerospace and defense – 0.7%
Triumph Group, Inc.	69,400	1,825,220
Building products – 0.5%
Universal Forest Products, Inc.	15,500	1,351,755
Commercial services and supplies – 1.7%
Brady Corp., Class A	31,000	1,033,850
Matthews International Corp., Class A	13,600	819,400
McGrath RentCorp	37,067	1,496,395
MSA Safety, Inc.	13,600	990,896
		4,340,541
Construction and engineering – 0.7%
Aegion Corp. (A)	76,000	1,646,920
Electrical equipment – 0.3%
Thermon Group Holdings, Inc. (A)	39,300	649,236
Machinery – 3.5%
Blue Bird Corp. (A)(B)	35,800	651,560
CIRCOR International, Inc.	25,200	1,210,104
Colfax Corp. (A)	27,100	1,080,748
ESCO Technologies, Inc.	41,500	2,259,675
Hillenbrand, Inc.	24,070	860,503
RBC Bearings, Inc. (A)(B)	14,100	1,554,807
Sun Hydraulics Corp.	27,500	1,317,525
		8,934,922
Marine – 0.4%
Kirby Corp. (A)	14,400	901,440
Professional services – 0.8%
FTI Consulting, Inc. (A)	28,000	949,480
Navigant Consulting, Inc. (A)	73,500	1,126,755
		2,076,235

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Small Company Value Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Road and rail – 2.6%
Genesee & Wyoming, Inc., Class A (A)	24,200	$1,659,152
Landstar System, Inc.	44,800	4,182,080
Universal Logistics Holdings, Inc.	43,900	728,740
		6,569,972
Trading companies and distributors – 1.1%
Beacon Roofing Supply, Inc. (A)	40,165	1,891,772
Kaman Corp.	16,400	804,256
		2,696,028
		30,992,269
Information technology – 8.7%
Communications equipment – 0.3%
Harmonic, Inc. (A)	235,800	766,350
Electronic equipment, instruments and components – 5.6%
Badger Meter, Inc.	31,500	1,445,850
Belden, Inc.	46,000	3,545,220
Knowles Corp. (A)(B)	108,900	1,597,563
Littelfuse, Inc.	22,474	4,183,760
Methode Electronics, Inc.	31,400	1,284,260
SYNNEX Corp.	16,856	2,016,146
		14,072,799
IT services – 0.6%
CSRA, Inc.	46,800	1,474,668
Semiconductors and semiconductor equipment – 1.4%
Advanced Energy Industries, Inc. (A)	8,900	654,506
Brooks Automation, Inc.	41,200	1,074,084
Cabot Microelectronics Corp.	15,300	1,095,786
Rudolph Technologies, Inc. (A)	30,200	670,440
		3,494,816
Software – 0.8%
Callidus Software, Inc. (A)	58,300	1,501,225
Progress Software Corp.	17,400	584,292
		2,085,517
		21,894,150
Materials – 4.7%
Chemicals – 2.0%
American Vanguard Corp.	49,400	1,000,350
Innospec, Inc.	12,047	668,609
KMG Chemicals, Inc.	37,700	1,810,354
Minerals Technologies, Inc.	22,800	1,459,200
		4,938,513
Containers and packaging – 0.8%
Myers Industries, Inc.	105,200	1,977,760
Metals and mining – 1.3%
Carpenter Technology Corp.	43,300	1,754,949
New Gold, Inc. (A)	151,300	568,888
Reliance Steel & Aluminum Company	13,400	970,428
		3,294,265
Paper and forest products – 0.6%
Clearwater Paper Corp. (A)	32,288	1,501,392
		11,711,930
Real estate – 9.2%
Equity real estate investment trusts – 9.2%
Acadia Realty Trust	55,200	1,583,688
American Assets Trust, Inc.	13,900	564,618
American Campus Communities, Inc.	22,600	1,075,534
Cedar Realty Trust, Inc.	375,500	1,892,520
Douglas Emmett, Inc.	33,800	$1,316,848
EastGroup Properties, Inc.	28,500	2,532,510
First Potomac Realty Trust	145,280	1,616,966
Healthcare Realty Trust, Inc.	34,400	1,144,832
JBG SMITH Properties (A)	39,293	1,286,060
Kilroy Realty Corp.	21,000	1,453,830
Potlatch Corp.	37,300	1,782,940
PS Business Parks, Inc.	14,300	1,932,073
Retail Opportunity Investments Corp.	42,900	851,136
Saul Centers, Inc.	26,500	1,605,900
Sunstone Hotel Investors, Inc.	63,100	996,980
Washington Real Estate Investment Trust	50,300	1,652,858
		23,289,293
Utilities – 7.0%
Electric utilities – 2.6%
El Paso Electric Company	26,300	1,460,965
PNM Resources, Inc.	78,200	3,315,680
Portland General Electric Company	34,100	1,620,091
		6,396,736
Gas utilities – 2.7%
Atmos Energy Corp.	17,300	1,523,092
Chesapeake Utilities Corp.	29,100	2,311,995
ONE Gas, Inc.	40,600	3,054,744
		6,889,831
Independent power and renewable electricity producers – 0.6%
NRG Energy, Inc.	59,800	1,489,618
Multi-utilities – 0.8%
NorthWestern Corp.	34,800	2,099,136
Water utilities – 0.3%
California Water Service Group	22,000	823,900
		17,699,221
TOTAL COMMON STOCKS (Cost $153,283,129)		$246,625,320
WARRANTS – 0.0%
The Simply Good Foods Company (A)(C)	12,533	31,207
TOTAL WARRANTS (Cost $25,192)		$31,207
SECURITIES LENDING COLLATERAL – 3.3%
John Hancock Collateral Trust, 1.2169% (D)(E)	840,872	8,413,348
TOTAL SECURITIES LENDING COLLATERAL (Cost $8,413,503)		$8,413,348
SHORT-TERM INVESTMENTS – 3.7%
Money market funds – 3.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.9295% (D)	500,000	500,000
T. Rowe Price Government Money Fund, 1.0473% (D)	8,754,192	8,754,192
		9,254,192
TOTAL SHORT-TERM INVESTMENTS (Cost $9,254,192)		$9,254,192
Total Investments (Small Company Value Fund) (Cost $170,976,016) – 105.0%		$264,324,067
Other assets and liabilities, net – (5.0%)		(12,590,087)
TOTAL NET ASSETS – 100.0%		$251,733,980

Security Abbreviations and Legend

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

(A)	Non-income producing security.
(B)	A portion of this security is on loan as of 8-31-17.
(C)	Strike price and/or expiration date not available.
(D)	The rate shown is the annualized seven-day yield as of 8-31-17.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

Strategic Equity Allocation Fund

	Shares or
	Principal
	Amount	Value
COMMON STOCKS – 94.8%
Consumer discretionary – 8.9%
Auto components – 0.7%
Aisin Seiki Company, Ltd.	28,300	$1,421,924
American Axle & Manufacturing Holdings, Inc. (A)	15,311	223,694
BorgWarner, Inc.	24,354	1,130,269
Bridgestone Corp.	103,800	4,453,006
Cheng Shin Rubber Industry Company, Ltd.	345,730	696,615
Cie Generale des Etablissements Michelin	30,516	4,162,648
Continental AG	22,932	5,177,543
Cooper Tire & Rubber Company	21,116	709,498
Cooper-Standard Holdings, Inc. (A)	2,955	297,214
Dana, Inc.	57,555	1,385,349
Delphi Automotive PLC	31,212	3,008,837
Denso Corp.	76,216	3,695,582
Dorman Products, Inc. (A)	4,941	328,181
Fox Factory Holding Corp. (A)	6,574	262,960
Fuyao Glass Industry Group Company, Ltd., H Shares (B)	56,400	180,079
Gentex Corp.	63,345	1,157,313
Gentherm, Inc. (A)	6,895	214,779
GKN PLC	91,744	378,096
Hankook Tire Company, Ltd.	13,613	713,972
Hanon Systems	33,993	349,346
Horizon Global Corp. (A)	4,637	79,756
Hyundai Mobis Company, Ltd.	12,458	2,610,415
Hyundai Wia Corp.	3,004	186,904
Koito Manufacturing Company, Ltd.	17,876	1,114,270
LCI Industries	4,319	426,717
Linamar Corp.	9,258	516,224
Magna International, Inc.	64,805	3,118,424
Minth Group, Ltd.	78,000	359,709
Modine Manufacturing Company (A)	8,618	139,181
Motorcar Parts of America, Inc. (A)	3,385	88,924
NGK Spark Plug Company, Ltd.	26,900	512,216
NOK Corp.	15,200	341,593
Nokian Renkaat OYJ	21,073	890,943
Standard Motor Products, Inc.	4,039	178,120
Stanley Electric Company, Ltd.	22,200	737,254
Stoneridge, Inc. (A)	4,812	79,687
Sumitomo Electric Industries, Ltd.	120,600	1,886,918
Sumitomo Rubber Industries, Ltd.	28,800	477,645
Superior Industries International, Inc.	4,465	65,412
Tenneco, Inc.	9,428	510,998
The Goodyear Tire & Rubber Company	29,879	905,334
The Yokohama Rubber Company, Ltd.	18,800	347,581
Tower International, Inc.	3,540	79,473
Toyoda Gosei Company, Ltd.	10,100	235,344
Toyota Industries Corp.	26,129	1,390,846
Valeo SA	42,886	2,870,650
		50,097,443
Automobiles – 1.3%
Astra International Tbk PT	3,638,608	2,150,934
Bayerische Motoren Werke AG	69,297	6,444,145
Brilliance China Automotive Holdings, Ltd.	358,400	$929,139
BYD Company, Ltd., H Shares	74,494	444,507
Chongqing Changan Automobile Company, Ltd., B Shares	101,600	133,005
Daimler AG	201,183	14,680,708
Dongfeng Motor Group Company, Ltd., H Shares	312,780	406,827
Ferrari NV	18,489	2,117,763
Fiat Chrysler Automobiles NV (A)	161,702	2,442,980
Ford Motor Company	451,645	4,981,644
Ford Otomotiv Sanayi AS	8,854	121,972
Geely Automobile Holdings, Ltd.	576,000	1,420,825
General Motors Company	159,035	5,811,139
Great Wall Motor Company, Ltd., H Shares	366,750	461,599
Guangzhou Automobile Group Company, Ltd., H Shares	248,719	491,542
Harley-Davidson, Inc. (C)	19,743	928,118
Honda Motor Company, Ltd.	274,527	7,689,505
Hyundai Motor Company	27,994	3,495,379
Isuzu Motors, Ltd.	88,500	1,154,783
Kia Motors Corp.	48,101	1,514,842
Mazda Motor Corp.	90,980	1,336,350
Mitsubishi Motors Corp.	106,500	785,989
Nissan Motor Company, Ltd.	370,625	3,689,806
Peugeot SA	87,745	1,855,282
Renault SA	31,949	2,828,819
Subaru Corp.	98,400	3,439,254
Suzuki Motor Corp.	54,900	2,756,737
Thor Industries, Inc.	10,552	1,146,369
Tofas Turk Otomobil Fabrikasi AS	15,456	141,598
Toyota Motor Corp.	416,100	23,428,151
UMW Holdings BHD (A)	82,100	117,157
Volkswagen AG	6,693	1,034,718
Winnebago Industries, Inc.	5,903	213,393
Yamaha Motor Company, Ltd.	44,700	1,262,290
Yulon Motor Company, Ltd.	130,000	112,123
		101,969,392
Distributors – 0.1%
Core-Mark Holding Company, Inc.	8,486	229,631
Genuine Parts Company	31,778	2,632,172
Imperial Holdings, Ltd.	21,721	348,854
Jardine Cycle & Carriage, Ltd.	26,554	783,336
LKQ Corp. (A)	67,101	2,325,050
Pool Corp.	9,118	908,973
Weyco Group, Inc.	1,577	43,446
		7,271,462
Diversified consumer services – 0.1%
Adtalem Global Education, Inc.	23,702	810,608
American Public Education, Inc. (A)	3,090	57,011
Benesse Holdings, Inc.	11,100	426,861
Bridgepoint Education, Inc. (A)	3,469	30,631
Capella Education Company	2,204	148,439
Career Education Corp. (A)	12,173	116,983
Carriage Services, Inc.	2,771	67,862
Chegg, Inc. (A)	15,668	222,329
Collectors Universe, Inc.	1,619	38,905
Graham Holdings Company, Class B	1,026	602,467
Grand Canyon Education, Inc. (A)	8,416	690,533
H&R Block, Inc.	21,329	570,337
Houghton Mifflin Harcourt Company (A)	19,687	200,807
K12, Inc. (A)	5,892	105,585
Kroton Educacional SA	261,580	1,493,271

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Diversified consumer
services (continued)
Laureate Education, Inc., Class A (A)	6,139	$89,875
New Oriental Education & Technology Group, Inc., ADR (A)	15,800	1,291,650
Regis Corp. (A)	6,668	88,551
Service Corp. International	41,453	1,464,949
Sotheby’s (A)	16,982	761,982
Strayer Education, Inc.	2,032	162,580
TAL Education Group, ADR	28,262	860,013
Weight Watchers International, Inc. (A)	5,191	242,991
		10,545,220
Hotels, restaurants and leisure – 1.2%
Accor SA	33,350	1,542,907
Aristocrat Leisure, Ltd.	71,019	1,195,869
Belmond, Ltd., Class A (A)	16,804	214,251
Biglari Holdings, Inc. (A)	182	54,192
BJ’s Restaurants, Inc. (A)	4,118	123,952
Bloomin’ Brands, Inc.	18,112	308,085
Bob Evans Farms, Inc.	3,647	250,841
Bojangles’, Inc. (A)	3,232	43,147
Boyd Gaming Corp.	14,781	390,810
Brinker International, Inc. (C)	19,641	613,192
Buffalo Wild Wings, Inc. (A)	6,474	665,204
Caesars Acquisition Company, Class A (A)	8,556	159,569
Caesars Entertainment Corp. (A)(C)	10,013	116,151
Carnival Corp.	43,730	3,038,360
Carnival PLC	10,237	712,281
Carrols Restaurant Group, Inc. (A)	6,187	67,438
Century Casinos, Inc. (A)	5,176	35,456
Chipotle Mexican Grill, Inc. (A)	3,045	964,382
Churchill Downs, Inc.	5,233	1,022,528
Chuy’s Holdings, Inc. (A)	3,114	58,543
ClubCorp Holdings, Inc.	11,307	192,219
Compass Group PLC	86,075	1,840,615
Cracker Barrel Old Country Store, Inc. (C)	8,681	1,290,517
Crown Resorts, Ltd.	52,579	485,580
Darden Restaurants, Inc.	12,866	1,056,170
Dave & Buster’s Entertainment, Inc. (A)	7,517	439,444
Del Frisco’s Restaurant Group, Inc. (A)	4,185	58,590
Del Taco Restaurants, Inc. (A)	5,924	83,410
Denny’s Corp. (A)	12,214	146,079
DineEquity, Inc.	2,971	118,097
Domino’s Pizza Enterprises, Ltd. (C)	8,166	280,616
Domino’s Pizza, Inc.	10,604	1,932,685
Drive Shack, Inc.	20,073	54,197
Dunkin’ Brands Group, Inc.	20,322	1,047,802
El Pollo Loco Holdings, Inc. (A)	3,786	42,971
Eldorado Resorts, Inc. (A)	8,847	203,481
Fiesta Restaurant Group, Inc. (A)	4,629	80,545
Flight Centre Travel Group, Ltd. (C)	7,321	282,043
Galaxy Entertainment Group, Ltd.	415,000	2,614,881
Genting BHD	421,900	961,324
Genting Malaysia BHD	559,360	771,673
Genting Singapore PLC	1,635,900	1,432,856
Golden Entertainment, Inc. (A)	2,244	50,984
Hilton Worldwide Holdings, Inc.	21,709	1,396,540
ILG, Inc.	19,091	504,002
InterContinental Hotels Group PLC	9,850	491,389
International Speedway Corp., Class A	10,017	357,106
J Alexander’s Holdings, Inc. (A)	3,399	33,650
Jack in the Box, Inc.	12,134	1,135,985
Jollibee Foods Corp.	55,530	258,821
Kangwon Land, Inc.	21,653	663,058
La Quinta Holdings, Inc. (A)	15,201	$240,176
Lindblad Expeditions Holdings, Inc. (A)	4,660	51,819
Marriott International, Inc., Class A	32,719	3,389,034
Marriott Vacations Worldwide Corp.	3,873	450,662
McDonald’s Corp.	85,390	13,659,838
McDonald’s Holdings Company Japan, Ltd.	10,100	448,944
Melco Resorts & Entertainment, Ltd., ADR	43,500	954,825
Merlin Entertainments PLC (B)	37,174	221,769
MGM China Holdings, Ltd.	169,200	339,970
MGM Resorts International	50,589	1,667,413
Minor International PCL	262,530	314,280
Monarch Casino & Resort, Inc. (A)	2,129	75,729
Nathan’s Famous, Inc. (A)	627	36,711
Oriental Land Company, Ltd.	34,700	2,609,387
Paddy Power Betfair PLC	10,733	941,447
Papa John’s International, Inc.	10,710	801,001
Penn National Gaming, Inc. (A)	15,439	342,591
Pinnacle Entertainment, Inc. (A)	10,212	199,134
Planet Fitness, Inc., Class A	15,084	382,681
Potbelly Corp. (A)	4,708	56,496
RCI Hospitality Holdings, Inc.	1,881	43,827
Red Lion Hotels Corp. (A)	4,326	30,282
Red Robin Gourmet Burgers, Inc. (A)	2,217	126,369
Red Rock Resorts, Inc., Class A	12,393	280,082
Restaurant Brands International, Inc.	39,698	2,423,366
Royal Caribbean Cruises, Ltd.	17,555	2,184,895
Ruth’s Hospitality Group, Inc.	5,303	103,674
Sands China, Ltd.	426,452	1,916,397
Scientific Games Corp., Class A (A)	9,751	343,235
SeaWorld Entertainment, Inc. (C)	12,821	166,417
Shake Shack, Inc., Class A (A)(C)	3,801	117,527
Shangri-La Asia, Ltd.	218,500	366,402
SJM Holdings, Ltd.	354,384	309,815
Sodexo SA	16,454	1,920,762
Sonic Corp. (C)	7,881	184,494
Speedway Motorsports, Inc.	2,397	49,882
Starbucks Corp.	151,792	8,327,309
Tabcorp Holdings, Ltd.	106,437	348,094
Tatts Group, Ltd.	169,354	553,975
Texas Roadhouse, Inc.	26,231	1,244,661
The Cheesecake Factory, Inc.	17,856	739,774
The Habit Restaurants, Inc., Class A (A)(C)	3,748	48,724
The Marcus Corp.	3,443	85,731
The Wendy’s Company	42,217	629,878
TUI AG	23,372	395,563
Whitbread PLC	9,879	480,227
Wingstop, Inc. (C)	5,509	178,547
Wyndham Worldwide Corp.	10,947	1,091,197
Wynn Macau, Ltd.	277,150	610,795
Wynn Resorts, Ltd.	8,351	1,160,705
Yum China Holdings, Inc. (A)	44,498	1,573,449
Yum! Brands, Inc.	34,475	2,648,370
Zoe’s Kitchen, Inc. (A)(C)	3,714	47,799
		89,800,619
Household durables – 0.8%
Arcelik AS	30,971	215,468
AV Homes, Inc. (A)	2,521	38,949
Barratt Developments PLC	54,903	444,794
Bassett Furniture Industries, Inc.	1,804	64,673
Beazer Homes USA, Inc. (A)	5,771	86,046
Berkeley Group Holdings PLC	7,128	345,377

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Household durables (continued)
CalAtlantic Group, Inc.	16,975	$589,881
Casio Computer Company, Ltd.	31,200	441,534
Cavco Industries, Inc. (A)	1,610	216,626
Century Communities, Inc. (A)	3,814	86,006
Coway Company, Ltd.	9,870	866,458
CSS Industries, Inc.	2,049	54,872
D.R. Horton, Inc.	72,523	2,621,706
Electrolux AB, Series B	44,157	1,606,571
Ethan Allen Interiors, Inc.	4,342	127,004
Flexsteel Industries, Inc.	1,467	66,749
Garmin, Ltd.	24,555	1,264,583
GoPro, Inc., Class A (A)	20,464	188,473
Green Brick Partners, Inc. (A)	4,619	43,650
Haier Electronics Group Company, Ltd. (A)	150,000	399,762
Hanssem Company, Ltd.	1,970	297,387
Helen of Troy, Ltd. (A)	10,778	973,253
Hooker Furniture Corp.	2,035	81,909
Hovnanian Enterprises, Inc., Class A (A)	23,399	42,586
Husqvarna AB, B Shares	75,781	764,946
Iida Group Holdings Company, Ltd.	23,800	404,812
Installed Building Products, Inc. (A)	4,046	233,454
iRobot Corp. (A)	4,754	453,627
KB Home	33,404	714,846
La-Z-Boy, Inc.	8,754	208,783
Leggett & Platt, Inc.	27,606	1,269,048
Lennar Corp., A Shares	42,556	2,202,699
LG Electronics, Inc.	19,514	1,414,526
LGI Homes, Inc. (A)(C)	2,988	127,110
Libbey, Inc.	4,449	36,348
Lifetime Brands, Inc.	2,056	35,774
M/I Homes, Inc. (A)	4,094	100,712
MDC Holdings, Inc.	7,640	238,750
Meritage Homes Corp. (A)	6,917	281,522
Mohawk Industries, Inc. (A)	13,438	3,401,427
NACCO Industries, Inc., Class A	765	55,463
Newell Brands, Inc.	101,485	4,899,696
Nien Made Enterprise Company, Ltd.	27,300	294,232
Nikon Corp.	53,900	888,510
NVR, Inc. (A)	769	2,092,334
Panasonic Corp.	353,020	4,705,829
Persimmon PLC	16,833	579,654
PICO Holdings, Inc. (A)	4,442	72,183
PulteGroup, Inc.	59,154	1,527,356
Rinnai Corp.	5,300	460,698
SEB SA	3,993	725,270
Sekisui Chemical Company, Ltd.	65,000	1,213,693
Sekisui House, Ltd.	96,200	1,665,571
Sharp Corp. (A)(C)	239,400	718,387
Sony Corp.	201,700	7,980,927
Steinhoff International Holdings NV	429,938	2,079,832
Taylor Morrison Home Corp., Class A (A)	11,090	224,240
Taylor Wimpey PLC	179,200	465,612
Techtronic Industries Company, Ltd.	240,000	1,243,524
Tempur Sealy International, Inc. (A)(C)	10,340	640,046
The New Home Company, Inc. (A)	3,233	33,365
Toll Brothers, Inc.	32,629	1,271,226
TopBuild, Corp. (A)	6,639	394,025
TRI Pointe Group, Inc. (A)	63,213	805,334
Tupperware Brands Corp.	11,185	647,276
Universal Electronics, Inc. (A)	2,480	145,204
Whirlpool Corp.	15,478	2,656,334
William Lyon Homes, Class A (A)(C)	4,181	100,302
ZAGG, Inc. (A)	4,971	$62,635
		61,701,459
Internet and direct marketing retail – 0.6%
1-800-Flowers.com, Inc., Class A (A)	5,028	45,252
Amazon.com, Inc. (A)	20,972	20,565,143
Ctrip.com International, Ltd., ADR (A)	44,000	2,263,800
Duluth Holdings, Inc., Class B (A)(C)	1,970	38,592
Etsy, Inc. (A)	21,135	345,980
Expedia, Inc.	6,426	953,361
FTD Companies, Inc. (A)	3,104	41,563
Groupon, Inc. (A)	63,286	280,990
HSN, Inc.	13,148	482,532
JD.com, Inc., ADR (A)	77,300	3,239,643
Lands’ End, Inc. (A)(C)	2,455	29,828
Liberty TripAdvisor Holdings, Inc., Class A (A)	14,200	189,570
Netflix, Inc. (A)	22,745	3,973,779
Nutrisystem, Inc.	5,449	295,881
Overstock.com, Inc. (A)	3,181	69,823
PetMed Express, Inc. (C)	3,471	125,893
Rakuten, Inc.	148,742	1,766,445
Shutterfly, Inc. (A)	6,224	283,690
Start Today Company, Ltd.	30,900	961,921
The Priceline Group, Inc. (A)	2,599	4,813,556
TripAdvisor, Inc. (A)	5,974	255,269
Vipshop Holdings, Ltd., ADR (A)	48,300	449,673
Zalando SE (A)	23,281	1,103,842
		42,576,026
Leisure products – 0.1%
Acushnet Holdings Corp. (C)	4,182	68,752
American Outdoor Brands Corp. (A)(C)	10,571	172,519
Bandai Namco Holdings, Inc.	31,900	1,070,653
Brunswick Corp.	19,693	1,033,489
Callaway Golf Company	17,275	240,814
Clarus Corp. (A)	5,348	38,773
Giant Manufacturing Company, Ltd.	53,661	271,687
Hasbro, Inc.	23,738	2,332,259
Johnson Outdoors, Inc., Class A	1,000	63,800
Malibu Boats, Inc., Class A (A)	3,363	90,700
Mattel, Inc.	72,577	1,177,199
MCBC Holdings, Inc. (A)	3,508	60,127
Merida Industry Company, Ltd.	38,800	170,766
Nautilus, Inc. (A)	5,416	88,552
Polaris Industries, Inc. (C)	12,918	1,204,345
Sankyo Company, Ltd.	6,384	208,472
Sega Sammy Holdings, Inc.	27,300	392,752
Shimano, Inc.	11,800	1,594,181
Sturm Ruger & Company, Inc. (C)	2,879	131,858
Vista Outdoor, Inc. (A)	10,553	216,337
Yamaha Corp.	26,700	930,803
		11,558,838
Media – 1.2%
Alibaba Pictures Group, Ltd. (A)	1,450,000	254,563
Altice NV, Class A (A)	50,461	1,164,044
Altice NV, Class B (A)	11,870	274,488
AMC Entertainment Holdings, Inc., Class A (C)	10,746	143,996
AMC Networks, Inc., Class A (A)	11,484	697,998
Astro Malaysia Holdings BHD	295,400	185,574
Axel Springer SE	9,922	614,786
BEC World PCL	122,500	63,860
Cable One, Inc.	1,034	784,537
CBS Corp., Class B	21,619	1,384,913

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Media (continued)
Central European Media Enterprises, Ltd., Class A (A)(C)	17,935	$74,430
Charter Communications, Inc., Class A (A)	12,622	5,030,372
Cheil Worldwide, Inc.	12,798	215,899
Cinemark Holdings, Inc.	23,362	777,721
CJ E&M Corp.	3,600	243,151
Clear Channel Outdoor Holdings, Inc., Class A	8,136	31,324
Comcast Corp., Class A	277,287	11,260,625
Cyfrowy Polsat SA	36,515	274,473
Daily Journal Corp. (A)(C)	245	51,426
Dentsu, Inc.	34,544	1,444,212
Discovery Communications, Inc., Series A (A)	10,589	235,182
Discovery Communications, Inc., Series C (A)	11,761	247,099
DISH Network Corp., Class A (A)	13,558	776,738
Emerald Expositions Events, Inc. (C)	2,642	57,437
Entercom Communications Corp.,
Class A (C)	5,478	56,423
Entravision Communications Corp.,
Class A	12,499	69,369
Eros International PLC (A)(C)	4,953	48,292
Eutelsat Communications SA	31,073	903,488
Gannett Company, Inc.	20,094	170,598
GEDI Gruppo Editoriale SpA (A)	8,115	6,948
Gray Television, Inc. (A)	11,376	162,677
Grupo Televisa SAB	529,797	2,735,029
Hakuhodo DY Holdings, Inc.	36,900	501,935
Hemisphere Media Group, Inc. (A)	3,761	48,705
I-CABLE Communications, Ltd. (A)	168,085	6,240
IMAX Corp. (A)	10,663	198,865
ITV PLC	197,738	406,146
JCDecaux SA	13,274	434,591
John Wiley & Sons, Inc., Class A	9,875	532,756
Lagardere SCA	20,747	666,974
Liberty Media Corp.-Liberty Braves Group, Class A (A)	2,362	57,656
Liberty Media Corp.-Liberty Braves Group, Class C (A)	5,702	139,528
Live Nation Entertainment, Inc. (A)	29,452	1,176,902
Loral Space & Communications, Inc. (A)	2,254	102,332
MDC Partners, Inc., Class A (A)	10,152	103,550
Media General, Inc. (A)(D)	18,354	2,937
Media Nusantara Citra Tbk PT	1,083,900	121,126
Meredith Corp.	15,133	822,479
MSG Networks, Inc., Class A (A)	10,996	235,864
Naspers, Ltd., N Shares	63,371	14,355,363
National CineMedia, Inc.	11,067	59,872
New Media Investment Group, Inc.	10,202	140,686
News Corp., Class A	26,172	349,920
News Corp., Class B	5,123	70,185
Nexstar Media Group, Inc., Class A	8,190	493,038
Omnicom Group, Inc.	13,554	981,039
Pearson PLC	45,222	354,579
ProSiebenSat.1 Media SE	48,580	1,629,570
Publicis Groupe SA	36,306	2,450,073
REA Group, Ltd.	6,782	357,946
Reading International, Inc., Class A (A)	4,207	66,302
RTL Group SA	7,878	598,656
Schibsted ASA, A Shares	4,005	97,319
Schibsted ASA, B Shares	3,989	91,391
Scholastic Corp.	5,282	208,269
Scripps Networks Interactive, Inc., Class A	5,602	$479,811
SES SA	64,968	1,485,574
SFX Entertainment, Inc. (A)(D)	8,025	0
Shaw Communications, Inc., Class B	75,927	1,693,955
Sinclair Broadcast Group, Inc., Class A (C)	12,987	392,857
Singapore Press Holdings, Ltd.	426,000	868,153
Sky PLC	56,044	693,127
Surya Citra Media Tbk PT	1,032,600	171,282
TEGNA, Inc.	47,347	597,519
Telenet Group Holding NV (A)	9,031	611,651
The EW Scripps Company, Class A (A)	11,001	196,698
The Interpublic Group of Companies, Inc.	23,127	465,778
The New York Times Company, Class A	49,478	922,765
The Walt Disney Company	85,182	8,620,418
Time Warner, Inc.	45,284	4,578,212
Time, Inc.	18,539	243,788
Toho Company, Ltd.	18,100	672,843
tronc, Inc. (A)	3,976	57,692
Twenty-First Century Fox, Inc., Class A	63,127	1,741,674
Twenty-First Century Fox, Inc., Class B	27,084	733,976
Viacom, Inc., Class B	21,010	600,886
Vivendi SA	184,531	4,233,326
World Wrestling Entertainment, Inc., Class A	6,668	145,362
WPP PLC	70,189	1,280,045
		89,791,858
Multiline retail – 0.3%
Big Lots, Inc. (C)	17,877	850,945
Canadian Tire Corp., Ltd., Class A	12,136	1,436,397
Dillard’s, Inc., Class A (C)	7,696	467,917
Dollar General Corp.	24,726	1,794,119
Dollar Tree, Inc. (A)	23,354	1,859,913
Dollarama, Inc.	19,506	1,922,405
Don Quijote Holdings Company, Ltd.	18,700	709,937
El Puerto de Liverpool SAB de CV, Series C1	40,675	362,155
Fred’s, Inc., Class A (C)	6,411	37,953
Harvey Norman Holdings, Ltd. (C)	71,932	233,728
Hyundai Department Store Company, Ltd.	2,605	223,358
Isetan Mitsukoshi Holdings, Ltd.	53,640	552,259
J Front Retailing Company, Ltd.	38,800	541,394
J.C. Penney Company, Inc. (A)(C)	58,376	225,915
Kohl’s Corp.	16,800	668,304
Lojas Americanas SA	34,203	156,898
Lojas Renner SA	133,396	1,296,732
Lotte Shopping Company, Ltd.	2,341	534,193
Macy’s, Inc.	30,385	631,096
Marks & Spencer Group PLC	87,199	361,025
Marui Group Company, Ltd.	31,400	439,460
Matahari Department Store Tbk PT	448,500	336,529
Next PLC	7,960	425,410
Nordstrom, Inc. (C)	10,841	483,725
Ollie’s Bargain Outlet Holdings, Inc. (A)	8,576	358,906
Robinson PCL	57,200	99,144
Ryohin Keikaku Company, Ltd.	3,800	1,055,447
SACI Falabella	191,627	1,930,581
Shinsegae, Inc.	1,358	232,694
Takashimaya Company, Ltd.	47,000	431,325
Target Corp.	54,474	2,970,467
Woolworths Holdings, Ltd.	143,258	654,034
		24,284,365

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Specialty retail – 1.4%
Aaron’s, Inc.	25,238	$1,117,286
ABC-Mart, Inc.	4,767	245,274
Abercrombie & Fitch Company, Class A (C)	12,137	154,625
Advance Auto Parts, Inc.	12,022	1,176,954
American Eagle Outfitters, Inc.	66,187	790,935
America’s Car-Mart, Inc. (A)(C)	1,458	55,987
Asbury Automotive Group, Inc. (A)	3,530	190,091
Ascena Retail Group, Inc. (A)(C)	31,566	64,395
AutoNation, Inc. (A)(C)	14,514	658,500
AutoZone, Inc. (A)	4,642	2,453,018
Barnes & Noble Education, Inc. (A)	6,955	36,027
Barnes & Noble, Inc.	10,727	83,134
Bed Bath & Beyond, Inc.	32,008	883,101
Best Buy Company, Inc.	43,366	2,353,039
Big 5 Sporting Goods Corp. (C)	3,822	29,238
Cabela’s, Inc. (A)	11,397	612,019
Caleres, Inc.	7,428	200,407
Camping World Holdings, Inc., Class A	2,114	77,690
CarMax, Inc. (A)	30,315	2,035,652
Carvana Company (A)(C)	2,989	53,354
Chico’s FAS, Inc.	24,415	187,507
Citi Trends, Inc.	2,959	53,647
Conn’s, Inc. (A)(C)	3,313	57,481
Dick’s Sporting Goods, Inc.	19,354	510,171
Dixons Carphone PLC	53,395	119,906
DSW, Inc., Class A	12,455	230,791
Dufry AG (A)	5,855	902,852
Express, Inc. (A)	13,966	88,963
Fast Retailing Company, Ltd.	8,500	2,431,225
Five Below, Inc. (A)	9,717	462,238
Foot Locker, Inc.	21,212	747,299
Francesca’s Holdings Corp. (A)	6,535	47,444
GameStop Corp., Class A	22,329	413,087
Genesco, Inc. (A)	3,473	73,454
GNC Holdings, Inc., Class A (C)	12,206	101,310
GOME Retail Holdings, Ltd.	1,213,041	127,306
Group 1 Automotive, Inc.	3,811	228,736
Guess?, Inc.	10,514	163,808
Haverty Furniture Companies, Inc.	3,428	80,387
Hennes & Mauritz AB, B Shares	174,157	4,413,209
Hibbett Sports, Inc. (A)(C)	3,730	45,879
Hikari Tsushin, Inc.	3,300	408,917
Home Product Center PCL	482,073	145,382
Hotai Motor Company, Ltd.	50,000	590,332
Hotel Shilla Company, Ltd.	5,834	321,215
Industria de Diseno Textil SA	151,575	5,765,660
Kingfisher PLC	120,746	466,566
Kirkland’s, Inc. (A)	3,616	41,692
L Brands, Inc.	39,567	1,433,117
Lithia Motors, Inc., Class A	4,180	451,440
Lowe’s Companies, Inc.	140,821	10,405,264
Lumber Liquidators Holdings, Inc. (A)(C)	4,898	183,822
MarineMax, Inc. (A)	4,533	73,208
Monro, Inc.	5,842	278,663
Mr. Price Group, Ltd.	35,047	488,576
Murphy USA, Inc. (A)	7,623	491,379
Nitori Holdings Company, Ltd.	12,700	1,962,817
Office Depot, Inc.	206,471	885,761
O’Reilly Automotive, Inc. (A)	14,936	2,929,398
Party City Holdco, Inc. (A)(C)	4,957	69,150
Pier 1 Imports, Inc.	14,458	60,579
Rent-A-Center, Inc. (C)	7,501	90,762
RH (A)(C)	6,204	290,285
Ross Stores, Inc.	64,640	$3,778,208
Sally Beauty Holdings, Inc. (A)	30,306	563,389
Select Comfort Corp. (A)	7,563	223,335
Shimamura Company, Ltd.	3,500	427,600
Shoe Carnival, Inc.	2,527	50,793
Signet Jewelers, Ltd. (C)	11,003	693,959
Sonic Automotive, Inc., Class A	5,599	101,342
Staples, Inc.	107,678	1,099,931
Tailored Brands, Inc. (C)	8,659	102,349
The Buckle, Inc. (C)	5,333	75,462
The Cato Corp., Class A	4,606	60,615
The Children’s Place, Inc. (C)	3,127	331,931
The Finish Line, Inc., Class A	7,375	61,434
The Foschini Group, Ltd.	32,536	383,751
The Gap, Inc.	36,587	864,185
The Home Depot, Inc.	195,957	29,368,076
The Michaels Companies, Inc. (A)	23,326	523,669
The TJX Companies, Inc.	105,516	7,628,807
Tiffany & Company	17,609	1,609,463
Tile Shop Holdings, Inc.	6,042	90,932
Tractor Supply Company	21,083	1,254,649
Truworths International, Ltd.	63,325	404,027
Ulta Beauty, Inc. (A)	9,584	2,118,160
Urban Outfitters, Inc. (A)(C)	19,489	398,355
USS Company, Ltd.	34,500	678,572
West Marine, Inc.	4,211	54,617
Williams-Sonoma, Inc. (C)	17,576	808,496
Winmark Corp.	432	56,959
Yamada Denki Company, Ltd.	98,200	531,720
Zumiez, Inc. (A)	3,662	45,592
		106,981,789
Textiles, apparel and luxury goods – 1.1%
adidas AG	39,335	8,834,367
ANTA Sports Products, Ltd.	125,000	492,635
Asics Corp.	25,800	389,033
Burberry Group PLC	24,146	561,282
Carter’s, Inc.	10,670	925,196
CCC SA	4,537	333,550
Cie Financiere Richemont SA	87,198	7,794,977
Coach, Inc.	58,789	2,451,501
Columbia Sportswear Company	5,259	301,288
Crocs, Inc. (A)	13,744	122,734
Culp, Inc.	1,994	57,826
Deckers Outdoor Corp. (A)	12,737	813,894
Eclat Textile Company, Ltd.	32,957	405,498
Feng TAY Enterprise Company, Ltd.	60,998	289,872
Formosa Taffeta Company, Ltd.	128,000	127,364
Fossil Group, Inc. (A)(C)	7,567	62,730
G-III Apparel Group, Ltd. (A)	8,263	227,233
Gildan Activewear, Inc.	41,629	1,303,792
Hanesbrands, Inc. (C)	77,169	1,872,120
Hermes International	5,644	2,985,484
HUGO BOSS AG	13,249	1,123,304
Iconix Brand Group, Inc. (A)	9,273	51,836
Kering	13,601	5,102,101
Li & Fung, Ltd.	1,023,200	462,201
LPP SA	214	524,174
Luxottica Group SpA	25,152	1,449,643
LVMH Moet Hennessy Louis Vuitton SE	50,003	13,134,276
Michael Kors Holdings, Ltd. (A)	33,272	1,404,744
Movado Group, Inc.	2,912	80,808
NIKE, Inc., Class B	278,803	14,723,586
Oxford Industries, Inc.	3,132	181,061
Pandora A/S	33,515	3,565,250

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Textiles, apparel and luxury
goods (continued)
Perry Ellis International, Inc. (A)	2,573	$56,169
Pou Chen Corp.	397,971	517,261
PVH Corp.	16,381	2,062,204
Ralph Lauren Corp.	11,657	1,024,534
Ruentex Industries, Ltd. (A)	101,465	163,739
Shenzhou International Group Holdings, Ltd.	64,000	514,382
Skechers U.S.A., Inc., Class A (A)	29,501	779,711
Steven Madden, Ltd. (A)	10,547	447,193
The Swatch Group AG	9,202	713,742
The Swatch Group AG, BR Shares	5,188	2,071,815
Under Armour, Inc., Class A (A)(C)	38,870	627,751
Under Armour, Inc., Class C (A)(C)	39,829	601,418
Unifi, Inc. (A)	2,916	90,629
Vera Bradley, Inc. (A)	4,926	44,531
VF Corp.	67,528	4,245,485
Wolverine World Wide, Inc.	16,887	444,128
Yue Yuen Industrial Holdings, Ltd.	127,500	553,066
		87,113,118
		683,691,589
Consumer staples – 7.8%
Beverages – 1.8%
Ambev SA	889,405	5,611,317
Anadolu Efes Biracilik Ve Malt Sanayii AS	27,299	167,687
Anheuser-Busch InBev SA	131,987	15,631,352
Arca Continental SAB de CV	96,142	701,629
Asahi Group Holdings, Ltd.	61,661	2,683,201
Brown-Forman Corp., Class B	30,245	1,604,195
Carlsberg A/S, Class B	32,141	3,694,158
China Resources Beer Holdings Company, Ltd.	186,599	468,617
Cia Cervecerias Unidas SA	39,126	536,518
Coca-Cola Amatil, Ltd.	74,261	475,929
Coca-Cola Bottlers Japan, Inc.	19,500	667,966
Coca-Cola Bottling Company Consolidated	796	170,018
Coca-Cola European Partners PLC	27,427	1,174,422
Coca-Cola Femsa SAB de CV, Series L	108,458	888,750
Coca-Cola HBC AG (A)	9,912	338,949
Coca-Cola Icecek AS	9,979	116,102
Constellation Brands, Inc., Class A	29,335	5,869,934
Craft Brew Alliance, Inc. (A)	2,669	46,441
Diageo PLC	138,260	4,624,519
Dr. Pepper Snapple Group, Inc.	31,423	2,861,064
Fomento Economico Mexicano SAB de CV	422,086	4,227,175
Heineken Holding NV	12,904	1,274,724
Heineken NV	29,574	3,103,813
Kirin Holdings Company, Ltd.	138,127	3,134,049
Lotte Chilsung Beverage Company, Ltd.	110	151,038
MGP Ingredients, Inc. (C)	2,267	127,473
Molson Coors Brewing Company, Class B	31,711	2,846,062
Monster Beverage Corp. (A)	69,152	3,860,065
National Beverage Corp.	2,173	252,524
PepsiCo, Inc.	244,971	28,350,494
Pernod Ricard SA	38,021	5,198,586
Primo Water Corp. (A)	4,694	51,399
Remy Cointreau SA	3,984	455,319
Suntory Beverage & Food, Ltd.	21,800	1,007,656
The Boston Beer Company, Inc., Class A (A)(C)	3,652	544,148
The Coca-Cola Company	659,618	$30,045,600
Treasury Wine Estates, Ltd.	96,065	1,106,371
Tsingtao Brewery Company, Ltd., H Shares	42,800	177,855
		134,247,119
Food and staples retailing – 1.5%
Aeon Company, Ltd.	96,600	1,426,308
Alimentation Couche-Tard, Inc., Class B	74,326	3,549,197
BGF retail Company, Ltd.	4,167	337,406
Bid Corp., Ltd.	48,476	1,101,867
BIM Birlesik Magazalar AS	27,783	615,888
Carrefour SA	101,643	2,050,335
Casey’s General Stores, Inc.	8,639	910,723
Casino Guichard Perrachon SA	10,011	569,018
Cencosud SA	375,569	1,133,589
Colruyt SA	10,005	555,559
Costco Wholesale Corp.	72,711	11,396,722
CP ALL PCL	638,300	1,192,903
CVS Health Corp.	168,369	13,021,658
Distribuidora Internacional de Alimentacion SA	87,358	553,361
Dongsuh Company, Inc.	6,590	155,062
E-MART, Inc.	3,850	766,609
Empire Company, Ltd.	31,656	532,100
Eurocash SA	12,123	133,081
FamilyMart UNY Holdings Company, Ltd.	12,900	699,012
George Weston, Ltd.	9,699	842,949
GS Retail Company, Ltd.	5,065	181,403
ICA Gruppen AB	14,407	574,485
Ingles Markets, Inc., Class A	3,205	70,350
J Sainsbury PLC	90,150	274,423
Jeronimo Martins SGPS SA	38,416	766,960
Koninklijke Ahold Delhaize NV	164,219	2,952,104
Lawson, Inc.	7,500	504,273
Loblaw Companies, Ltd.	39,803	2,158,845
Massmart Holdings, Ltd.	15,703	146,861
METRO AG (A)	37,127	725,729
Metro, Inc.	41,554	1,371,656
Performance Food Group Company (A)	12,702	353,116
Pick n Pay Stores, Ltd.	51,386	252,786
President Chain Store Corp.	104,274	873,781
PriceSmart, Inc.	4,046	328,738
Raia Drogasil SA	43,186	951,427
Seven & i Holdings Company, Ltd.	120,146	4,767,163
Shoprite Holdings, Ltd.	62,028	1,074,491
SpartanNash Company	7,083	174,525
Sprouts Farmers Market, Inc. (A)	28,499	568,270
Sun Art Retail Group, Ltd.	280,000	257,879
Sundrug Company, Ltd.	11,500	476,921
SUPERVALU, Inc. (A)	7,391	147,746
Sysco Corp.	81,669	4,301,506
Tesco PLC (A)	448,332	1,047,561
The Andersons, Inc.	5,199	165,588
The Chefs’ Warehouse, Inc. (A)	3,714	64,067
The Jean Coutu Group PJC, Inc., Class A	15,664	279,349
The Kroger Company	152,120	3,326,864
The SPAR Group, Ltd.	27,034	351,501
Tsuruha Holdings, Inc.	5,700	679,033
United Natural Foods, Inc. (A)	20,344	706,954
Village Super Market, Inc., Class A	1,621	37,494
Walgreens Boots Alliance, Inc.	141,193	11,507,230
Wal-Mart de Mexico SAB de CV	1,131,200	2,752,196
Wal-Mart Stores, Inc.	244,542	19,091,394
Weis Markets, Inc.	2,019	89,260

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Food and staples retailing (continued)
Wesfarmers, Ltd.	146,967	$4,982,322
Wm Morrison Supermarkets PLC	118,692	377,385
Woolworths, Ltd.	167,670	3,467,717
		114,724,700
Food products – 1.9%
Ajinomoto Company, Inc.	85,900	1,696,614
Amplify Snack Brands, Inc. (A)(C)	6,092	43,923
Archer-Daniels-Midland Company	98,246	4,059,525
Associated British Foods PLC	19,488	838,331
B&G Foods, Inc. (C)	11,715	357,308
Barry Callebaut AG (A)	353	507,697
BRF SA (A)	84,010	1,134,776
Calavo Growers, Inc.	2,967	199,234
Calbee, Inc.	12,700	434,125
Cal-Maine Foods, Inc. (A)(C)	5,794	211,191
Campbell Soup Company	32,657	1,508,753
Charoen Pokphand Foods PCL	360,600	296,246
Charoen Pokphand Indonesia Tbk PT	1,338,903	278,336
China Huishan Dairy Holdings Company, Ltd. (D)	280,500	0
China Mengniu Dairy Company, Ltd. (A)	320,553	750,150
Chocoladefabriken Lindt & Spruengli AG	167	957,431
Chocoladefabriken Lindt & Spruengli AG (Swiss Stock Exchange)	17	1,182,739
CJ CheilJedang Corp.	1,461	470,521
Conagra Brands, Inc.	69,511	2,256,327
Danone SA	105,713	8,328,600
Darling Ingredients, Inc. (A)	29,599	515,023
Dean Foods Company	36,913	406,043
Farmer Brothers Company (A)	1,608	52,340
Felda Global Ventures Holdings BHD	278,900	101,527
Flowers Foods, Inc.	40,597	705,170
Fresh Del Monte Produce, Inc.	5,910	277,711
Freshpet, Inc. (A)(C)	4,492	71,198
General Mills, Inc.	98,565	5,249,572
Genting Plantations BHD	42,000	104,775
Golden Agri-Resources, Ltd.	1,917,040	558,597
Gruma SAB de CV, Class B	46,538	682,612
Grupo Bimbo SAB de CV, Series A	360,000	870,842
Grupo Lala SAB de CV	133,500	237,070
Hormel Foods Corp.	46,629	1,433,375
Hostess Brands, Inc. (A)	15,015	200,300
Indofood CBP Sukses Makmur Tbk PT	409,100	267,859
Indofood Sukses Makmur Tbk PT	788,217	495,775
Ingredion, Inc.	15,806	1,957,099
IOI Corp. BHD	413,400	440,493
J&J Snack Foods Corp.	2,679	341,546
JBS SA	155,781	429,062
John B. Sanfilippo & Son, Inc.	1,511	93,773
Kellogg Company	42,985	2,813,798
Kerry Group PLC, Class A	18,691	1,738,786
Kerry Group PLC, Class A (London Stock Exchange)	2,564	238,010
Kikkoman Corp.	23,200	726,388
Kuala Lumpur Kepong BHD	86,000	494,359
Lamb Weston Holdings, Inc.	30,598	1,391,597
Lancaster Colony Corp.	7,620	887,501
Landec Corp. (A)	5,034	65,442
Limoneira Company	2,377	53,245
Lotte Confectionery Company, Ltd.	1,028	180,455
M Dias Branco SA	19,702	307,311
Marine Harvest ASA (A)	18,481	367,123
McCormick & Company, Inc.	19,410	1,846,473
MEIJI Holdings Company, Ltd.	19,300	1,537,525
Mondelez International, Inc., Class A	260,221	10,580,586
Nestle SA	519,797	$44,066,243
NH Foods, Ltd.	27,000	791,981
Nisshin Seifun Group, Inc.	30,800	534,906
Nissin Foods Holdings Company, Ltd.	9,117	562,186
Omega Protein Corp.	3,867	61,099
Orion Corp. (A)	4,435	343,362
Orkla ASA	38,563	395,948
Ottogi Corp.	230	155,323
Pioneer Foods Group, Ltd.	18,412	179,388
Post Holdings, Inc. (A)	14,612	1,243,920
PPB Group BHD	85,400	333,920
Sanderson Farms, Inc.	3,580	528,122
Saputo, Inc.	39,681	1,339,700
Seneca Foods Corp., Class A (A)	1,450	43,210
Snyder’s-Lance, Inc.	34,372	1,220,893
Standard Foods Corp.	104,402	266,924
Tate & Lyle PLC	24,240	214,034
Thai Union Group PCL	233,000	139,030
The Hain Celestial Group, Inc. (A)	22,810	917,418
The Hershey Company	24,047	2,523,011
The J.M. Smucker Company	20,154	2,111,333
The Kraft Heinz Company	102,225	8,254,669
Tiger Brands, Ltd.	23,499	728,416
Tingyi Cayman Islands Holding Corp.	228,000	303,938
Tootsie Roll Industries, Inc. (C)	6,898	257,640
Toyo Suisan Kaisha, Ltd.	13,200	487,915
TreeHouse Foods, Inc. (A)	12,555	841,059
Tyson Foods, Inc., Class A	49,389	3,126,324
Ulker Biskuvi Sanayi AS	19,912	119,101
Uni-President Enterprises Corp.	874,805	1,863,977
Universal Robina Corp.	114,110	326,256
Want Want China Holdings, Ltd.	578,112	382,854
WH Group, Ltd. (B)	1,421,270	1,489,698
Wilmar International, Ltd.	436,800	1,071,551
Yakult Honsha Company, Ltd.	14,100	976,557
Yamazaki Baking Company, Ltd.	20,100	380,964
		142,815,058
Household products – 1.0%
Central Garden & Pet Company (A)(C)	3,771	132,928
Central Garden & Pet Company, Class A (A)	4,430	151,019
Church & Dwight Company, Inc.	42,554	2,134,934
Colgate-Palmolive Company	151,097	10,824,589
Energizer Holdings, Inc.	13,634	601,941
Essity AB, Class B (A)	111,249	3,088,636
Henkel AG & Company KGaA	21,507	2,604,681
HRG Group, Inc. (A)	21,374	337,495
Kimberly-Clark Corp.	60,909	7,509,471
Kimberly-Clark de Mexico SAB de CV, Class A	328,135	644,919
Lion Corp.	35,500	707,657
Oil-Dri Corp. of America	916	37,281
Reckitt Benckiser Group PLC	36,349	3,446,922
The Clorox Company	22,087	3,059,712
The Procter & Gamble Company	437,936	40,408,355
Unicharm Corp.	64,388	1,515,896
Unilever Indonesia Tbk PT	273,545	1,037,072
WD-40 Company	2,490	271,286
		78,514,794
Personal products – 0.6%
Amorepacific Corp.	5,901	1,511,018
AMOREPACIFIC Group	5,364	638,665
Avon Products, Inc. (A)	96,990	241,505
Beiersdorf AG	20,805	2,223,326

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Personal products (continued)
Coty, Inc., Class A	80,241	$1,330,396
Edgewell Personal Care Company (A)	12,662	961,552
elf Beauty, Inc. (A)(C)	3,597	74,422
Hengan International Group Company, Ltd.	83,500	698,896
Inter Parfums, Inc.	3,436	135,550
Kao Corp.	79,000	4,938,745
Kose Corp.	4,900	615,684
LG Household & Health Care, Ltd.	1,716	1,461,804
L’Oreal SA	45,099	9,527,637
Medifast, Inc.	1,808	102,369
Natura Cosmeticos SA	32,540	304,948
Nu Skin Enterprises, Inc., Class A	10,952	666,210
Pola Orbis Holdings, Inc.	14,800	475,169
Revlon, Inc., Class A (A)(C)	2,197	37,129
Shiseido Company, Ltd.	60,700	2,515,001
The Estee Lauder Companies, Inc., Class A	38,216	4,088,730
Unilever NV	208,704	12,425,038
Unilever PLC	70,385	4,106,588
USANA Health Sciences, Inc. (A)	2,262	133,910
		49,214,292
Tobacco – 1.0%
Altria Group, Inc.	331,193	20,997,636
British American Tobacco Malaysia BHD	26,298	272,325
British American Tobacco PLC	126,470	7,889,845
Gudang Garam Tbk PT	87,482	454,224
Hanjaya Mandala Sampoerna Tbk PT	1,672,900	456,716
Imperial Brands PLC	52,571	2,174,784
Japan Tobacco, Inc.	175,600	6,015,199
KT&G Corp.	21,343	2,169,848
Philip Morris International, Inc.	266,373	31,146,995
Swedish Match AB	34,049	1,214,817
Universal Corp.	4,506	257,743
Vector Group, Ltd.	16,705	360,828
		73,410,960
		592,926,923
Energy – 4.4%
Energy equipment and services – 0.4%
Archrock, Inc.	12,803	130,591
Atwood Oceanics, Inc. (A)(C)	13,626	89,523
Baker Hughes, a GE Company	56,934	1,930,063
Basic Energy Services, Inc. (A)	3,144	44,771
Bristow Group, Inc. (C)	6,274	51,698
C&J Energy Services, Inc. (A)	8,708	219,964
CARBO Ceramics, Inc. (A)(C)	5,340	35,030
China Oilfield Services, Ltd., H Shares	206,000	169,578
Core Laboratories NV (C)	9,727	857,727
Dialog Group BHD	476,112	228,970
Diamond Offshore Drilling, Inc. (A)(C)	25,678	291,702
Dril-Quip, Inc. (A)	15,264	573,163
Ensco PLC, Class A (C)	123,426	524,561
Era Group, Inc. (A)	4,198	36,984
Exterran Corp. (A)	6,340	175,872
Fairmount Santrol Holdings, Inc. (A)(C)	27,194	83,214
Forum Energy Technologies, Inc. (A)	12,151	140,952
Frank’s International NV (C)	9,324	58,555
Geospace Technologies Corp. (A)	2,836	42,795
Gulf Island Fabrication, Inc.	3,183	35,650
Halliburton Company	114,681	4,469,119
Helix Energy Solutions Group, Inc. (A)	25,025	156,907
Helmerich & Payne, Inc.	14,540	615,624
Independence Contract Drilling, Inc. (A)	9,786	31,511
Keane Group, Inc. (A)(C)	5,460	70,707
Matrix Service Company (A)	5,223	$61,893
McDermott International, Inc. (A)	51,605	316,855
Nabors Industries, Ltd.	63,021	412,788
National Oilwell Varco, Inc.	50,406	1,545,952
Natural Gas Services Group, Inc. (A)	2,507	59,165
NCS Multistage Holdings, Inc. (A)	1,935	38,236
Newpark Resources, Inc. (A)	15,969	128,550
Noble Corp. PLC (A)	43,270	141,060
Nordic American Offshore, Ltd.	711	860
Oceaneering International, Inc.	21,667	488,591
Oil States International, Inc. (A)	21,087	458,642
Parker Drilling Company (A)	29,817	32,799
Patterson-UTI Energy, Inc.	36,458	582,234
Petrofac, Ltd.	14,532	78,559
PHI, Inc. (A)	3,117	34,256
Pioneer Energy Services Corp. (A)	17,861	30,364
Propetro Holding Corp. (A)	4,598	52,923
RigNet, Inc. (A)	2,593	41,488
Rowan Companies PLC, Class A (A)	49,991	487,412
Saipem SpA (A)	89,847	334,004
Sapura Energy BHD	732,189	238,259
Schlumberger, Ltd.	183,576	11,658,912
SEACOR Holdings, Inc. (A)	2,926	112,271
SEACOR Marine Holdings, Inc. (A)	3,160	40,480
Superior Energy Services, Inc. (A)	62,362	513,863
TechnipFMC PLC (A)	61,840	1,597,327
Tenaris SA	69,283	923,216
Tesco Corp. (A)	10,637	46,803
TETRA Technologies, Inc. (A)	21,829	44,968
Transocean, Ltd. (A)(C)	86,229	703,629
U.S. Silica Holdings, Inc.	14,820	403,252
Unit Corp. (A)	10,180	162,066
		32,836,908
Oil, gas and consumable fuels – 4.0%
Abraxas Petroleum Corp. (A)	30,672	52,142
Adaro Energy Tbk PT	2,589,045	355,105
AltaGas, Ltd.	30,845	683,962
Anadarko Petroleum Corp.	74,628	3,054,524
Andeavor	19,939	1,996,891
Apache Corp.	50,738	1,970,664
ARC Resources, Ltd.	63,764	837,421
Arch Coal, Inc., Class A (C)	3,933	314,129
Ardmore Shipping Corp. (A)	5,698	46,154
Banpu PCL	239,700	127,335
Bill Barrett Corp. (A)	15,462	46,231
Bonanza Creek Energy, Inc. (A)	3,680	95,643
BP PLC	1,071,963	6,192,063
Cabot Oil & Gas Corp.	61,432	1,569,588
California Resources Corp. (A)(C)	7,866	61,355
Callon Petroleum Company (A)	36,903	382,315
Caltex Australia, Ltd.	33,109	880,525
Cameco Corp.	71,056	712,409
Canadian Natural Resources, Ltd.	195,155	6,012,102
Carrizo Oil & Gas, Inc. (A)	12,371	166,266
Cenovus Energy, Inc.	181,216	1,417,802
Chesapeake Energy Corp. (A)(C)	99,037	360,495
Chevron Corp.	250,694	26,979,688
China Coal Energy Company, Ltd., H Shares	232,995	117,590
China Petroleum & Chemical Corp., H Shares	2,988,139	2,287,495
China Shenhua Energy Company, Ltd., H Shares	400,100	1,033,364
Cimarex Energy Company	12,549	1,251,010

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable
fuels (continued)
Clean Energy Fuels Corp. (A)	25,871	$61,573
Cloud Peak Energy, Inc. (A)	14,580	45,781
CNOOC, Ltd.	2,075,716	2,505,474
Concho Resources, Inc. (A)	19,590	2,173,902
ConocoPhillips	163,955	7,158,275
CONSOL Energy, Inc. (A)	39,061	568,338
Cosan SA Industria e Comercio	30,394	372,605
Crescent Point Energy Corp. (C)	98,166	673,700
CVR Energy, Inc. (C)	2,723	58,327
Delek US Holdings, Inc.	14,194	350,876
Denbury Resources, Inc. (A)	71,993	76,313
Devon Energy Corp.	70,070	2,200,198
DHT Holdings, Inc.	14,276	53,535
Eclipse Resources Corp. (A)	17,397	40,535
Ecopetrol SA	927,805	430,981
Empresas COPEC SA	118,974	1,516,184
Enagas SA	29,619	873,714
Enbridge, Inc.	285,660	11,419,537
Encana Corp.	171,787	1,602,658
Energen Corp. (A)	21,404	1,097,597
Energy Absolute PCL	83,170	94,714
Energy Absolute PCL, Foreign Shares	59,600	67,873
Energy XXI Gulf Coast, Inc. (A)	5,313	55,521
Eni SpA	381,184	5,986,900
EOG Resources, Inc.	76,308	6,485,417
EQT Corp.	22,854	1,424,718
Evolution Petroleum Corp.	5,625	39,094
Exxaro Resources, Ltd.	29,780	300,141
Exxon Mobil Corp.	560,752	42,802,200
Formosa Petrochemical Corp.	236,900	838,110
Frontline, Ltd. (C)	13,832	67,500
Galp Energia SGPS SA	76,128	1,261,180
GasLog, Ltd.	7,150	120,120
Gener8 Maritime, Inc. (A)	8,893	40,019
Golar LNG, Ltd. (C)	17,275	374,522
Green Plains, Inc.	6,534	121,206
Grupa Lotos SA (A)	15,077	249,053
GS Holdings Corp.	9,446	593,005
Gulfport Energy Corp. (A)	35,076	439,502
Halcon Resources Corp. (A)	11,958	74,020
Hess Corp.	35,524	1,381,884
HollyFrontier Corp.	39,108	1,224,471
Husky Energy, Inc. (A)	65,040	760,948
Idemitsu Kosan Company, Ltd.	21,700	530,047
Imperial Oil, Ltd.	54,334	1,603,805
Inpex Corp.	149,600	1,431,405
Inter Pipeline, Ltd.	66,959	1,226,308
International Seaways, Inc. (A)	5,197	95,833
IRPC PCL	1,307,600	234,595
Jagged Peak Energy, Inc. (A)(C)	5,732	73,427
JXTG Holdings, Inc.	490,550	2,375,918
Keyera Corp.	33,899	983,784
Kinder Morgan, Inc.	253,680	4,903,634
Koninklijke Vopak NV	8,789	372,069
Kunlun Energy Company, Ltd.	366,990	356,178
Lilis Energy, Inc. (A)(C)	8,623	31,560
Lundin Petroleum AB (A)	33,208	712,771
Marathon Oil Corp.	112,511	1,251,122
Marathon Petroleum Corp.	68,541	3,594,975
Matador Resources Company (A)(C)	36,950	871,281
Midstates Petroleum Company, Inc. (A)	2,571	37,254
MOL Hungarian Oil & Gas PLC	6,770	628,092
Murphy Oil Corp.	35,765	810,435
Neste OYJ	23,016	1,014,694
Newfield Exploration Company (A)	26,506	$692,602
Noble Energy, Inc.	60,679	1,442,340
Nordic American Tankers, Ltd. (C)	20,547	97,393
Oasis Petroleum, Inc. (A)	43,418	316,951
Occidental Petroleum Corp.	101,004	6,029,939
Oil Search, Ltd.	175,220	939,483
OMV AG	48,890	2,812,627
ONEOK, Inc.	49,854	2,700,093
Origin Energy, Ltd. (A)	230,383	1,406,287
Pacific Ethanol, Inc. (A)	7,778	38,890
Panhandle Oil and Gas, Inc., Class A	3,182	67,140
Par Pacific Holdings, Inc. (A)(C)	6,467	115,177
PBF Energy, Inc., Class A (C)	24,187	572,748
PDC Energy, Inc. (A)	12,051	473,966
Peabody Energy Corp. (A)	9,149	265,321
Pembina Pipeline Corp. (C)	71,610	2,308,150
Penn Virginia Corp. (A)(C)	2,533	97,521
PetroChina Company, Ltd., H Shares	2,473,739	1,585,055
Petroleo Brasileiro SA (A)	562,109	2,494,611
Petronas Dagangan BHD	38,500	220,109
Peyto Exploration & Development Corp. (C)	30,235	518,868
Phillips 66	57,926	4,854,778
Pioneer Natural Resources Company	22,368	2,900,011
Polski Koncern Naftowy ORLEN SA	49,793	1,647,267
Polskie Gornictwo Naftowe i Gazownictwo SA	291,283	557,804
PrairieSky Royalty, Ltd.	38,406	902,368
PTT Exploration & Production PCL	180,000	475,167
PTT PCL	137,300	1,651,588
QEP Resources, Inc. (A)	53,033	400,399
Range Resources Corp.	25,775	447,454
Reliance Industries, Ltd., GDR (B)	14,767	730,228
Renewable Energy Group, Inc. (A)(C)	6,707	81,155
Repsol SA	171,329	2,948,019
Resolute Energy Corp. (A)(C)	3,831	113,206
REX American Resources Corp. (A)	1,009	87,400
Ring Energy, Inc. (A)	8,243	98,257
Royal Dutch Shell PLC, A Shares	240,970	6,640,855
Royal Dutch Shell PLC, B Shares	207,118	5,780,786
Sanchez Energy Corp. (A)(C)	12,709	55,665
SandRidge Energy, Inc. (A)(C)	6,171	106,265
Santos, Ltd. (A)	245,420	738,887
Scorpio Tankers, Inc.	28,957	117,807
SemGroup Corp., Class A	12,230	314,311
Seven Generations Energy, Ltd., Class A (A)	44,443	676,566
Ship Finance International, Ltd. (C)	11,070	144,464
Showa Shell Sekiyu KK	29,300	321,393
SK Innovation Company, Ltd.	11,823	1,983,486
SM Energy Company	21,589	288,429
Snam SpA	331,721	1,616,211
S-Oil Corp.	8,275	923,858
Southwestern Energy Company (A)	111,549	607,942
SRC Energy, Inc. (A)	37,225	293,705
Statoil ASA	54,598	1,033,206
Stone Energy Corp. (A)	3,727	90,193
Suncor Energy, Inc.	293,201	9,187,552
Teekay Corp. (C)	10,133	93,426
Teekay Tankers, Ltd., Class A (C)	24,996	35,244
Tellurian, Inc. (A)	9,821	90,746
Thai Oil PCL	104,300	296,241
The Williams Companies, Inc.	108,921	3,238,221
TOTAL SA	417,175	21,646,114

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable
fuels (continued)
Tourmaline Oil Corp. (A)	41,330	$806,245
TransCanada Corp.	152,488	7,743,154
Tupras Turkiye Petrol Rafinerileri AS	16,301	554,299
Ultra Petroleum Corp. (A)(C)	35,982	280,300
Ultrapar Participacoes SA	67,251	1,569,194
United Tractors Tbk PT	303,337	689,560
Uranium Energy Corp. (A)(C)	26,806	35,384
Valero Energy Corp.	59,049	4,021,237
Veresen, Inc.	56,466	795,385
Vermilion Energy, Inc.	20,485	667,659
W&T Offshore, Inc. (A)	18,695	35,707
Wildhorse Resource Development Corp. (A)(C)	3,602	39,298
Woodside Petroleum, Ltd.	97,602	2,245,988
World Fuel Services Corp.	15,229	526,010
WPX Energy, Inc. (A)	87,674	875,863
Yanzhou Coal Mining Company, Ltd., H Shares	219,210	220,776
		300,743,680
		333,580,588
Financials – 17.7%
Banks – 9.5%
1st Source Corp.	2,664	124,329
ABN AMRO Group NV (B)	47,971	1,344,008
Access National Corp. (C)	2,713	69,670
ACNB Corp.	1,244	32,531
Agricultural Bank of China, Ltd., H Shares	3,062,700	1,444,889
Akbank Turk AS	288,749	866,020
Alior Bank SA (A)	14,900	275,711
Allegiance Bancshares, Inc. (A)	2,123	72,288
Alliance Financial Group BHD	180,840	162,685
American National Bankshares, Inc.	1,517	55,371
Ameris Bancorp	6,626	291,875
AMMB Holdings BHD	304,200	305,833
Aozora Bank, Ltd.	183,700	694,956
Arrow Financial Corp.	2,083	67,281
Associated Banc-Corp.	33,588	735,577
Atlantic Capital Bancshares, Inc. (A)	3,878	69,610
Australia & New Zealand Banking Group, Ltd.	382,398	8,951,506
Banc of California, Inc. (C)	8,228	152,629
BancFirst Corp.	3,073	154,879
Banco Bilbao Vizcaya Argentaria SA	931,670	8,244,166
Banco Bradesco SA	173,108	1,773,507
Banco de Chile	6,390,697	930,194
Banco de Credito e Inversiones	9,588	626,954
Banco de Sabadell SA	745,132	1,640,835
Banco do Brasil SA	162,694	1,586,704
Banco Espirito Santo SA (A)	322,715	355
Banco Latinoamericano de Comercio Exterior SA	5,660	152,594
Banco Santander Brasil SA	79,326	706,610
Banco Santander Chile	17,430,538	1,275,084
Banco Santander SA	2,235,130	14,567,408
Bancolombia SA	48,031	537,423
BancorpSouth, Inc.	33,454	971,839
Bangkok Bank PCL	32,757	185,323
Bank Central Asia Tbk PT	1,771,830	2,516,948
Bank Danamon Indonesia Tbk PT	608,101	248,862
Bank Handlowy w Warszawie SA	4,994	99,413
Bank Hapoalim BM	67,844	456,673
Bank Leumi Le-Israel BM	91,147	477,709
Bank Mandiri Persero Tbk PT	1,683,028	$1,655,649
Bank Millennium SA (A)	98,860	206,839
Bank Negara Indonesia Persero Tbk PT	1,333,153	736,597
Bank of America Corp.	1,883,946	45,007,470
Bank of China, Ltd., H Shares	9,327,822	4,929,569
Bank of Commerce Holdings (C)	3,978	41,968
Bank of Communications Company, Ltd., H Shares	1,015,076	777,803
Bank of Hawaii Corp.	9,418	735,828
Bank of Ireland Group PLC (A)	123,627	1,030,203
Bank of Marin Bancorp	1,312	85,870
Bank of Montreal	114,877	8,243,546
Bank of Queensland, Ltd.	49,932	500,643
Bank of the Ozarks	26,777	1,150,340
Bank of the Philippine Islands	88,847	183,942
Bank Pekao SA	25,843	928,363
Bank Rakyat Indonesia Persero Tbk PT	2,001,282	2,275,155
Bank Zachodni WBK SA	5,742	595,333
Bankia SA	142,016	692,022
Bankinter SA	91,078	869,645
Bankwell Financial Group, Inc.	1,608	54,511
Banner Corp.	5,930	326,862
Bar Harbor Bankshares	2,795	73,397
Barclays Africa Group, Ltd.	97,512	1,112,685
Barclays PLC	933,859	2,309,519
BB&T Corp.	153,805	7,088,872
BDO Unibank, Inc.	250,570	623,336
Bendigo & Adelaide Bank, Ltd.	61,465	584,420
Berkshire Hills Bancorp, Inc.	6,088	205,774
Blue Hills Bancorp, Inc.	4,279	80,017
BNK Financial Group, Inc.	48,188	421,840
BNP Paribas SA	201,252	15,300,769
BOC Hong Kong Holdings, Ltd.	648,500	3,313,192
Boston Private Financial Holdings, Inc.	15,384	226,145
Bridge Bancorp, Inc.	3,392	104,813
Brookline Bancorp, Inc.	14,089	202,177
Bryn Mawr Bank Corp.	2,920	119,574
Cadence BanCorp (A)	1,536	32,010
CaixaBank SA	501,494	2,594,679
Camden National Corp.	3,103	121,017
Canadian Imperial Bank of Commerce	76,570	6,432,800
Capital Bank Financial Corp., Class A	4,783	179,841
Capital City Bank Group, Inc.	2,122	43,904
Capitec Bank Holdings, Ltd.	5,695	394,494
Capstar Financial Holdings, Inc. (A)	2,343	40,628
Carolina Financial Corp.	2,633	89,601
Cathay General Bancorp	29,807	1,051,293
CenterState Banks, Inc.	9,036	221,111
Central Pacific Financial Corp.	5,522	160,138
Central Valley Community Bancorp	3,212	63,180
Century Bancorp, Inc., Class A	853	56,980
Chang Hwa Commercial Bank, Ltd.	801,926	438,869
Chemical Financial Corp.	28,200	1,280,562
China CITIC Bank Corp., Ltd., H Shares	1,034,500	684,697
China Construction Bank Corp., H Shares	9,890,296	8,701,541
China Development Financial Holding Corp.	2,433,000	760,956
China Everbright Bank Company, Ltd., H Shares	301,795	145,223
China Merchants Bank Company, Ltd., H Shares	461,574	1,745,002
China Minsheng Banking Corp., Ltd., H Shares	648,500	648,058

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Chongqing Rural Commercial Bank Company, Ltd., H Shares	300,000	$209,312
CIMB Group Holdings BHD	754,100	1,253,006
Citigroup, Inc.	521,245	35,460,297
Citizens & Northern Corp.	3,353	75,241
Citizens Financial Group, Inc.	96,126	3,184,654
City Holding Company	2,591	164,088
Civista Bancshares, Inc. (C)	3,176	64,187
CNB Financial Corp.	3,160	76,346
CoBiz Financial, Inc.	7,415	126,426
Codorus Valley Bancorp, Inc.	1,510	37,826
Columbia Banking System, Inc.	10,386	386,048
Comerica, Inc.	33,765	2,304,461
Commerce Bancshares, Inc.	19,271	1,059,712
Commerzbank AG (A)	222,364	2,766,689
Commonwealth Bank of Australia	224,225	13,546,380
Community Bank System, Inc.	8,535	439,211
Community Bankers Trust Corp. (A)(C)	5,524	46,402
Community Trust Bancorp, Inc.	2,702	114,970
Concordia Financial Group, Ltd.	196,800	938,246
ConnectOne Bancorp, Inc.	6,078	138,578
Credicorp, Ltd.	7,900	1,602,436
Credit Agricole SA	204,645	3,611,916
CTBC Financial Holding Company, Ltd.	3,183,090	2,065,375
CU Bancorp (A)	2,846	101,460
Cullen/Frost Bankers, Inc.	12,550	1,056,710
Customers Bancorp, Inc. (A)	5,196	146,423
CVB Financial Corp.	18,692	386,924
Danske Bank A/S	221,184	8,604,281
DBS Group Holdings, Ltd.	478,472	7,289,856
DGB Financial Group, Inc.	31,616	308,693
DNB ASA	47,426	926,354
E.Sun Financial Holding Company, Ltd.	1,575,046	972,268
Eagle Bancorp, Inc. (A)	5,680	353,296
East West Bancorp, Inc.	31,860	1,764,088
Enterprise Bancorp, Inc.	1,713	54,799
Enterprise Financial Services Corp.	3,750	143,250
Equity Bancshares, Inc., Class A (A)	2,254	76,974
Erste Group Bank AG (A)	100,224	4,238,781
Evans Bancorp, Inc. (C)	1,309	54,062
Farmers Capital Bank Corp.	1,302	48,760
Farmers National Banc Corp.	4,416	60,499
FB Financial Corp. (A)	1,135	39,441
FCB Financial Holdings, Inc., Class A (A)	6,321	275,596
Fidelity Southern Corp.	4,029	88,074
Fifth Third Bancorp	142,285	3,717,907
Financial Institutions, Inc.	2,810	76,432
First Bancorp (NC)	4,341	134,311
First Bancorp (PR) (A)	31,235	177,415
First Bancorp, Inc. (ME)	1,948	50,706
First Busey Corp.	6,333	182,707
First Business Financial Services, Inc.	2,071	44,133
First Citizens BancShares, Inc., Class A	1,285	437,555
First Commonwealth Financial Corp.	16,120	203,273
First Community Bancshares, Inc.	2,772	71,351
First Connecticut Bancorp, Inc.	2,845	70,414
First Financial Bancorp	11,456	274,371
First Financial Bankshares, Inc.	11,349	454,527
First Financial Corp.	1,923	83,458
First Financial Holding Company, Ltd.	1,609,695	1,047,002
First Financial Northwest, Inc.	2,092	33,472
First Foundation, Inc. (A)	5,132	86,987
First Horizon National Corp.	51,552	887,210
First Internet Bancorp	1,713	54,473
First Interstate BancSystem, Inc., Class A	4,948	$174,170
First Merchants Corp.	7,508	294,839
First Mid-Illinois Bancshares, Inc.	1,516	52,575
First Midwest Bancorp, Inc.	18,156	382,728
First Northwest Bancorp (A)	2,370	37,588
Flushing Financial Corp.	4,911	134,267
FNB Bancorp	1,339	40,103
FNB Corp.	71,248	904,137
Franklin Financial Network, Inc. (A)	2,634	86,132
Fukuoka Financial Group, Inc.	123,000	539,698
Fulton Financial Corp.	68,719	1,199,147
German American Bancorp, Inc.	3,715	120,886
Glacier Bancorp, Inc.	13,728	455,907
Great Southern Bancorp, Inc.	1,942	96,712
Great Western Bancorp, Inc.	10,505	377,340
Green Bancorp, Inc. (A)	3,910	78,396
Grupo Financiero Banorte SAB de CV, Series O	540,550	3,688,471
Grupo Financiero Inbursa SAB de CV, Series O	499,300	836,391
Grupo Financiero Santander Mexico SAB de CV, Class B	399,400	820,279
Guaranty Bancorp	4,106	105,935
Hana Financial Group, Inc.	54,328	2,362,714
Hancock Holding Company	33,526	1,473,468
Hang Seng Bank, Ltd.	132,895	3,064,756
Hanmi Financial Corp.	5,485	146,450
HarborOne Bancorp, Inc. (A)	2,551	43,852
Heartland Financial USA, Inc.	4,105	186,778
Heritage Commerce Corp.	6,893	92,366
Heritage Financial Corp.	5,118	133,836
Hilltop Holdings, Inc.	13,530	320,255
Home BancShares, Inc.	50,930	1,187,178
HomeTrust Bancshares, Inc. (A)	3,285	76,212
Hong Leong Bank BHD	112,700	408,007
Hong Leong Financial Group BHD	41,900	166,077
Hope Bancorp, Inc.	23,434	378,225
Horizon Bancorp	4,478	117,189
Howard Bancorp, Inc. (A)(C)	3,076	60,751
HSBC Holdings PLC	1,090,125	10,568,482
Hua Nan Financial Holdings Company, Ltd.	1,239,670	693,201
Huntington Bancshares, Inc.	206,611	2,601,232
IBERIABANK Corp.	8,761	671,093
Independent Bank Corp. (MA)	4,831	334,788
Independent Bank Corp. (MI)	3,876	79,070
Independent Bank Group, Inc.	3,151	175,353
Industrial & Commercial Bank of China, Ltd., H Shares	8,670,823	6,515,887
Industrial Bank of Korea	46,415	615,435
ING Groep NV	497,035	8,822,763
International Bancshares Corp.	22,757	818,114
Intesa Sanpaolo SpA	131,642	416,625
Intesa Sanpaolo SpA (Milan Stock Exchange)	1,915,113	6,483,633
Investar Holding Corp.	1,930	42,460
Investors Bancorp, Inc.	43,865	574,193
Itau CorpBanca	38,629,686	373,098
Japan Post Bank Company, Ltd.	64,500	820,888
JPMorgan Chase & Co.	672,400	61,114,436
Kasikornbank PCL	72,600	440,338
Kasikornbank PCL, Foreign Shares	152,559	971,107
KB Financial Group, Inc.	72,756	3,579,490
KBC Groep NV	43,389	3,566,671
KeyCorp	207,448	3,570,180

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Komercni Banka AS	8,724	$384,423
Krung Thai Bank PCL	440,600	248,412
Kyushu Financial Group, Inc.	54,800	333,669
Lakeland Bancorp, Inc.	7,783	143,986
Lakeland Financial Corp.	4,122	179,142
LegacyTexas Financial Group, Inc.	8,710	313,473
Live Oak Bancshares, Inc.	3,390	75,767
Lloyds Banking Group PLC	3,917,639	3,229,289
M&T Bank Corp.	29,165	4,312,337
Macatawa Bank Corp.	5,115	48,951
MainSource Financial Group, Inc.	4,280	140,084
Malayan Banking BHD	646,833	1,434,331
MB Financial, Inc.	30,113	1,197,594
mBank SA (A)	2,395	294,560
MBT Financial Corp.	4,363	44,284
Mebuki Financial Group, Inc.	159,500	565,627
Mediobanca SpA	85,322	877,708
Mega Financial Holding Company, Ltd.	1,955,275	1,573,361
Mercantile Bank Corp.	2,774	84,302
Metropolitan Bank & Trust Company	81,010	138,702
Midland States Bancorp, Inc.	2,889	88,230
MidWestOne Financial Group, Inc.	2,253	74,079
Mitsubishi UFJ Financial Group, Inc.	1,922,700	11,716,066
Mizrahi Tefahot Bank, Ltd.	7,875	140,347
Mizuho Financial Group, Inc.	3,848,100	6,603,252
Moneta Money Bank AS (B)	50,957	178,678
MutualFirst Financial, Inc.	1,658	58,362
National Australia Bank, Ltd.	348,624	8,381,688
National Bank Holdings Corp., Class A	4,148	133,483
National Bank of Canada	61,542	2,832,780
National Bankshares, Inc. (C)	1,239	48,817
National Commerce Corp. (A)	1,970	78,308
Natixis SA	169,719	1,274,677
NBT Bancorp, Inc.	7,416	243,467
Nedbank Group, Ltd.	32,183	544,045
Nicolet Bankshares, Inc. (A)	1,721	94,053
Nordea Bank AB	556,886	7,497,740
Northeast Bancorp	1,709	36,914
Northrim BanCorp, Inc.	1,763	52,626
Norwood Financial Corp.	1,063	46,815
OFG Bancorp (C)	8,038	69,931
Ohio Valley Banc Corp. (C)	1,172	38,559
Old Line Bancshares, Inc.	2,490	68,475
Old National Bancorp	24,005	392,482
Old Point Financial Corp. (C)	1,715	52,719
Old Second Bancorp, Inc.	5,656	64,761
Opus Bank (A)	3,665	82,096
Orrstown Financial Services, Inc.	2,000	48,900
OTP Bank PLC	36,102	1,468,862
Oversea-Chinese Banking Corp., Ltd.	843,578	6,958,559
Pacific Continental Corp.	3,967	94,216
Pacific Mercantile Bancorp (A)	4,641	39,449
Pacific Premier Bancorp, Inc. (A)	7,120	252,048
PacWest Bancorp	26,433	1,193,450
Paragon Commercial Corp. (A)	927	48,065
Park National Corp.	2,416	233,361
Park Sterling Corp.	9,481	107,799
Peapack Gladstone Financial Corp.	3,071	93,573
Penns Woods Bancorp, Inc.	1,355	58,143
Peoples Bancorp of North Carolina, Inc. (C)	1,155	35,089
Peoples Bancorp, Inc.	3,060	95,044
Peoples Financial Services Corp. (C)	1,358	56,425
People’s United Financial, Inc.	66,087	1,103,653
People’s Utah Bancorp	2,636	72,095
Pinnacle Financial Partners, Inc.	15,987	$994,391
Powszechna Kasa Oszczednosci Bank Polski SA (A)	155,256	1,597,408
Preferred Bank	2,303	123,901
Premier Financial Bancorp, Inc.	1,804	34,096
Prosperity Bancshares, Inc.	15,323	915,549
Public Bank BHD	527,962	2,547,616
QCR Holdings, Inc.	2,197	96,009
Raiffeisen Bank International AG (A)	49,421	1,622,685
Regions Financial Corp.	227,681	3,212,579
Renasant Corp.	7,810	311,072
Republic Bancorp, Inc., Class A	1,687	60,023
Republic First Bancorp, Inc. (A)	9,063	76,582
Resona Holdings, Inc.	353,200	1,757,909
RHB Bank BHD	148,841	176,274
Royal Bank of Canada	259,076	19,228,159
S&T Bancorp, Inc.	5,779	207,697
Sandy Spring Bancorp, Inc.	4,015	154,859
Seacoast Banking Corp. of Florida (A)	7,598	173,766
Security Bank Corp.	11,720	57,306
ServisFirst Bancshares, Inc.	8,536	291,163
Seven Bank, Ltd.	93,200	353,686
Shinhan Financial Group Company, Ltd.	77,899	3,591,989
Shinsei Bank, Ltd.	265,000	423,760
Shore Bancshares, Inc.	3,078	50,756
Sierra Bancorp	2,851	72,159
Signature Bank (A)	11,838	1,519,289
Simmons First National Corp., Class A	5,547	289,553
SinoPac Financial Holdings Company, Ltd.	1,769,998	569,261
Skandinaviska Enskilda Banken AB, Series A	277,601	3,614,257
Smartfinancial, Inc. (A)	1,726	39,853
Societe Generale SA	137,787	7,708,072
South State Corp.	5,088	418,488
Southern First Bancshares, Inc. (A)	1,610	56,914
Southern National Bancorp of Virginia, Inc.	4,302	72,059
Southside Bancshares, Inc.	4,765	155,673
Southwest Bancorp, Inc.	3,933	99,308
Standard Bank Group, Ltd.	187,622	2,418,156
Standard Chartered PLC (A)	180,807	1,800,886
State Bank Financial Corp.	6,334	170,195
Sterling Bancorp	23,125	519,156
Stock Yards Bancorp, Inc.	4,218	146,786
Stonegate Bank	2,362	113,872
Sumitomo Mitsui Financial Group, Inc.	214,679	7,993,204
Sumitomo Mitsui Trust Holdings, Inc.	53,038	1,830,355
Summit Financial Group, Inc.	2,811	61,533
Sun Bancorp, Inc.	2,325	54,289
Sunshine Bancorp, Inc. (A)(C)	1,723	37,217
SunTrust Banks, Inc.	91,724	5,053,992
Suruga Bank, Ltd.	27,600	589,332
SVB Financial Group (A)	11,576	1,960,280
Svenska Handelsbanken AB, A Shares	278,559	4,169,838
Swedbank AB, A Shares	165,425	4,474,572
Synovus Financial Corp.	26,968	1,135,892
Taishin Financial Holding Company, Ltd.	1,661,054	738,695
Taiwan Business Bank	463,586	128,249
Taiwan Cooperative Financial Holding Company, Ltd.	1,374,451	725,075
TCF Financial Corp.	37,758	586,382
Texas Capital Bancshares, Inc. (A)	19,839	1,473,046
The Bancorp, Inc. (A)	9,355	73,437
The Bank of East Asia, Ltd.	209,693	962,716

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
The Bank of Kyoto, Ltd.	48,000	$443,468
The Bank of Nova Scotia	212,869	13,243,478
The Bank of NT Butterfield & Son, Ltd.	9,480	311,702
The Chiba Bank, Ltd.	112,000	748,852
The Chugoku Bank, Ltd.	25,000	336,780
The Community Financial Corp. (C)	962	33,670
The First Bancshares, Inc.	2,407	67,877
The First of Long Island Corp.	4,187	112,002
The Hachijuni Bank, Ltd.	64,500	392,542
The Hiroshima Bank, Ltd.	79,000	317,450
The PNC Financial Services Group, Inc.	91,619	11,489,939
The Royal Bank of Scotland Group PLC (A)	194,896	635,145
The Shizuoka Bank, Ltd.	82,000	714,968
The Siam Commercial Bank PCL	226,109	1,026,612
The Toronto-Dominion Bank	326,808	17,550,146
TMB Bank PCL	1,605,600	114,198
Tompkins Financial Corp.	2,656	201,644
Towne Bank	10,053	308,627
TriCo Bancshares	3,486	124,032
TriState Capital Holdings, Inc. (A)	3,986	83,307
Triumph Bancorp, Inc. (A)	2,891	81,526
Trustmark Corp.	26,985	799,296
Turkiye Garanti Bankasi AS	303,589	945,917
Turkiye Halk Bankasi AS	83,968	361,064
Turkiye Is Bankasi, Class C	207,536	450,951
Turkiye Vakiflar Bankasi TAO, Class D	99,961	208,858
Two River Bancorp (C)	1,824	33,233
U.S. Bancorp	299,508	15,349,785
UMB Financial Corp.	17,663	1,185,541
Umpqua Holdings Corp.	87,623	1,533,403
UniCredit SpA (A)	301,068	6,139,636
Union Bankshares Corp.	8,053	252,300
United Bankshares, Inc.	41,005	1,375,718
United Community Banks, Inc.	12,825	334,861
United Overseas Bank, Ltd.	353,357	6,265,925
Univest Corp. of Pennsylvania	4,497	131,088
Valley National Bancorp	103,549	1,158,713
Veritex Holdings, Inc. (A)	3,359	88,711
Washington Trust Bancorp, Inc.	2,544	130,380
WashingtonFirst Bankshares, Inc.	1,991	67,435
Webster Financial Corp.	20,332	949,098
Wells Fargo & Company	851,615	43,491,978
WesBanco, Inc.	7,262	275,811
Westamerica Bancorporation (C)	4,796	247,234
Westpac Banking Corp.	436,963	10,874,933
Wintrust Financial Corp.	22,008	1,602,402
Woori Bank	56,171	927,186
Xenith Bankshares, Inc. (A)	1,177	33,721
Yamaguchi Financial Group, Inc.	30,500	344,670
Yapi ve Kredi Bankasi AS (A)	111,634	157,403
Zions Bancorporation	38,887	1,697,806
		724,910,454
Capital markets – 2.4%
3i Group PLC	54,161	679,490
Affiliated Managers Group, Inc.	9,144	1,615,653
Ameriprise Financial, Inc.	24,444	3,385,738
Arlington Asset Investment Corp., Class A (C)	3,974	51,344
Artisan Partners Asset Management, Inc., Class A	8,140	249,898
Associated Capital Group, Inc., Class A	1,090	37,442
ASX, Ltd.	24,916	1,084,734
B. Riley Financial, Inc.	2,630	43,132
B3 SA - Brasil Bolsa Balcao	389,176	2,734,747
BlackRock, Inc.	19,486	$8,164,829
Brait SE (A)	53,891	238,731
Brookfield Asset Management, Inc., Class A	157,403	6,225,533
CBOE Holdings, Inc.	14,764	1,489,540
China Cinda Asset Management Company, Ltd., H Shares	1,044,100	389,159
China Everbright, Ltd.	108,884	248,986
China Galaxy Securities Company, Ltd., H Shares	398,500	362,118
China Huarong Asset Management Company, Ltd., H Shares (B)	695,000	297,133
CI Financial Corp.	50,076	1,096,359
CITIC Securities Company, Ltd., H Shares	269,900	600,716
CME Group, Inc.	54,656	6,875,725
Cohen & Steers, Inc.	4,113	155,636
Coronation Fund Managers, Ltd.	33,210	179,913
Cowen, Inc. (A)	4,799	77,984
Credit Suisse Group AG (A)	392,649	5,765,200
Daiwa Securities Group, Inc.	266,018	1,455,120
Deutsche Bank AG (Frankfurt Stock Exchange)	432,708	6,930,688
Deutsche Boerse AG	40,306	4,312,204
Diamond Hill Investment Group, Inc.	539	105,822
Donnelley Financial Solutions, Inc. (A)	4,543	97,266
E*TRADE Financial Corp. (A)	44,598	1,828,964
Eaton Vance Corp.	25,355	1,206,391
Evercore, Inc., Class A	7,289	549,955
FactSet Research Systems, Inc.	8,701	1,367,623
Federated Investors, Inc., Class B	20,458	558,708
Financial Engines, Inc. (C)	10,624	351,123
Franklin Resources, Inc.	55,696	2,407,738
GAIN Capital Holdings, Inc.	6,942	43,735
GAMCO Investors, Inc., Class A	1,063	31,327
GF Securities Company, Ltd., H Shares	158,800	339,964
Greenhill & Company, Inc.	4,706	70,825
Haitong Securities Company, Ltd., H Shares	383,600	645,051
Hamilton Lane, Inc. Class A.	2,668	62,538
Hargreaves Lansdown PLC	14,609	264,346
Hong Kong Exchanges & Clearing, Ltd.	203,677	5,569,987
Houlihan Lokey, Inc.	3,663	132,051
Huatai Securities Company, Ltd., H Shares (B)	195,600	436,532
IGM Financial, Inc.	17,787	582,431
Intercontinental Exchange, Inc.	95,349	6,166,220
INTL. FCStone, Inc. (A)	2,689	95,433
Invesco, Ltd.	65,398	2,143,746
Investec PLC	36,529	279,081
Investec, Ltd.	38,633	294,502
Investment Technology Group, Inc.	6,498	130,545
Janus Henderson Group PLC	39,774	1,374,589
Japan Exchange Group, Inc.	83,398	1,422,382
Julius Baer Group, Ltd. (A)	37,420	2,092,466
Korea Investment Holdings Company, Ltd.	7,377	430,804
Ladenburg Thalmann Financial Services, Inc. (A)	19,280	49,550
Legg Mason, Inc.	18,813	718,468
London Stock Exchange Group PLC	17,228	880,403
Macquarie Group, Ltd.	42,266	2,925,135
MarketAxess Holdings, Inc.	8,288	1,599,170
Mirae Asset Daewoo Company, Ltd.	68,509	618,386
Moelis & Company, Class A	4,712	185,653

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Capital markets (continued)
Moody’s Corp.	26,886	$3,603,531
Morgan Stanley	229,526	10,443,433
MSCI, Inc.	19,966	2,288,303
Nasdaq, Inc.	18,390	1,386,238
NH Investment & Securities Company, Ltd.	26,977	330,845
Nomura Holdings, Inc.	582,600	3,241,556
Northern Trust Corp.	34,921	3,090,509
OM Asset Management PLC	9,451	133,543
Oppenheimer Holdings, Inc., Class A	2,403	39,049
Partners Group Holding AG	2,851	1,849,490
Piper Jaffray Companies	2,745	152,210
PJT Partners, Inc., Class A	3,090	119,459
Pzena Investment Management, Inc., Class A	3,740	37,026
Raymond James Financial, Inc.	20,694	1,620,754
S&P Global, Inc.	41,394	6,388,336
Safeguard Scientifics, Inc. (A)	6,017	73,407
Samsung Securities Company, Ltd.	12,436	403,786
SBI Holdings, Inc.	32,764	455,690
Schroders PLC	6,848	298,298
SEI Investments Company	29,398	1,718,607
Singapore Exchange, Ltd.	212,900	1,178,521
State Street Corp.	56,919	5,264,438
Stifel Financial Corp.	27,027	1,290,539
T. Rowe Price Group, Inc.	38,860	3,278,230
The Bank of New York Mellon Corp.	167,547	8,759,357
The Charles Schwab Corp.	195,902	7,816,490
The Goldman Sachs Group, Inc.	58,998	13,200,213
Thomson Reuters Corp.	53,491	2,445,915
UBS Group AG (A)	611,780	10,080,226
Virtu Financial, Inc., Class A (C)	4,195	75,300
Virtus Investment Partners, Inc.	1,326	140,556
Waddell & Reed Financial, Inc., Class A (C)	14,784	275,130
Westwood Holdings Group, Inc.	1,463	89,433
WisdomTree Investments, Inc. (C)	21,776	199,686
Yuanta Financial Holdings Company, Ltd.	1,862,187	810,689
		185,385,455
Consumer finance – 0.4%
Acom Company, Ltd. (A)	63,200	258,530
AEON Financial Service Company, Ltd.	18,100	383,677
American Express Company	120,529	10,377,547
Capital One Financial Corp.	77,870	6,199,231
Credit Saison Company, Ltd.	25,100	454,314
Discover Financial Services	60,981	3,594,830
Encore Capital Group, Inc. (A)(C)	4,545	183,391
Enova International, Inc. (A)	6,026	71,709
EZCORP, Inc., Class A (A)	9,150	82,808
FirstCash, Inc.	8,503	499,126
Gentera SAB de CV	213,100	328,245
Green Dot Corp., Class A (A)	8,225	396,281
LendingClub Corp. (A)	57,897	358,382
Navient Corp.	47,692	629,534
Nelnet, Inc., Class A	3,468	164,487
PRA Group, Inc. (A)	8,463	244,581
Provident Financial PLC (C)	8,161	93,291
Regional Management Corp. (A)	2,029	44,537
Samsung Card Company, Ltd.	5,400	178,116
SLM Corp. (A)	95,047	966,628
Synchrony Financial	124,635	3,837,512
World Acceptance Corp. (A)	1,029	76,990
		29,423,747
Diversified financial services – 1.1%
AMP, Ltd.	385,602	$1,566,583
Ayala Corp.	32,420	583,664
Berkshire Hathaway, Inc., Class B (A)	305,568	55,356,699
Chailease Holding Company, Ltd.	190,079	518,220
Challenger, Ltd.	74,579	745,707
Element Fleet Management Corp.	72,069	540,193
Eurazeo SA	7,722	638,638
EXOR NV	16,382	1,052,784
Far East Horizon, Ltd.	222,500	203,784
First Pacific Company, Ltd.	364,000	292,747
FirstRand, Ltd.	488,690	2,089,041
FNFV Group (A)	11,996	202,133
Fubon Financial Holding Company, Ltd.	1,215,659	1,958,670
Groupe Bruxelles Lambert SA	13,818	1,406,557
Grupo de Inversiones Suramericana SA	42,970	604,637
GT Capital Holdings, Inc.	11,410	249,381
Haci Omer Sabanci Holding AS	122,962	377,939
Industrivarden AB, C Shares	30,335	718,990
Investor AB, B Shares	84,012	3,930,262
Kinnevik AB, B Shares	43,070	1,296,501
L E Lundbergforetagen AB, B Shares	6,892	533,987
Leucadia National Corp.	52,216	1,236,475
Marlin Business Services Corp.	1,836	47,920
Metro Pacific Investments Corp.	1,798,500	223,411
Mitsubishi UFJ Lease & Finance Company, Ltd.	72,600	367,230
NewStar Financial, Inc.	5,970	63,998
On Deck Capital, Inc. (A)(C)	10,189	49,213
Onex Corp.	14,975	1,197,400
ORIX Corp.	212,000	3,397,700
Pargesa Holding SA	6,269	508,235
PSG Group, Ltd.	13,312	258,622
Remgro, Ltd.	76,557	1,280,039
RMB Holdings, Ltd.	102,222	522,287
Standard Life Aberdeen PLC	156,628	870,386
Wendel SA	4,907	778,021
		85,668,054
Insurance – 4.2%
Admiral Group PLC	12,468	311,476
Aegon NV	233,969	1,337,805
Aflac, Inc.	92,499	7,635,792
Ageas	35,241	1,636,061
AIA Group, Ltd.	2,122,109	16,344,060
Alleghany Corp. (A)	3,404	1,915,669
Allianz SE	96,056	20,587,328
Ambac Financial Group, Inc. (A)	8,719	158,599
American Equity Investment Life Holding Company	15,622	433,667
American Financial Group, Inc.	16,233	1,652,682
American International Group, Inc.	204,987	12,397,614
AMERISAFE, Inc.	3,627	195,133
AmTrust Financial Services, Inc.	16,041	198,908
Aon PLC	60,939	8,480,271
Argo Group International Holdings, Ltd.	5,135	309,127
Arthur J. Gallagher & Company	41,633	2,410,551
Aspen Insurance Holdings, Ltd.	13,228	597,906
Assicurazioni Generali SpA	190,708	3,420,900
Assurant, Inc.	12,733	1,205,688
Atlas Financial Holdings, Inc. (A)	2,564	43,203
Aviva PLC	235,011	1,589,212
AXA SA	351,450	10,190,143
Baldwin & Lyons, Inc., Class B	3,059	66,992
Baloise Holding AG	8,892	1,417,058
BB Seguridade Participacoes SA	136,408	1,201,210
Brighthouse Financial, Inc. (A)	22,991	1,312,096

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
Brown & Brown, Inc.	25,363	$1,140,320
Cathay Financial Holding Company, Ltd.	1,538,890	2,519,371
China Life Insurance Company, Ltd.	683,901	756,706
China Life Insurance Company, Ltd., H Shares	889,376	2,863,563
China Pacific Insurance Group Company, Ltd., H Shares	320,379	1,514,700
China Taiping Insurance Holdings Company, Ltd.	200,100	609,403
Chubb, Ltd.	108,613	15,360,050
Cincinnati Financial Corp.	34,988	2,688,478
Citizens, Inc. (A)(C)	9,594	72,243
CNO Financial Group, Inc.	68,444	1,529,723
CNP Assurances	34,585	802,737
Dai-ichi Life Holdings, Inc.	174,800	2,795,281
Direct Line Insurance Group PLC	83,616	410,927
Discovery, Ltd.	54,640	633,020
Donegal Group, Inc., Class A	2,542	38,969
Dongbu Insurance Company, Ltd.	9,552	637,525
eHealth, Inc. (A)	2,946	71,529
EMC Insurance Group, Inc.	1,890	52,693
Employers Holdings, Inc.	5,799	244,428
Enstar Group, Ltd. (A)	1,859	385,835
Everest Re Group, Ltd.	9,558	2,413,204
Fairfax Financial Holdings, Ltd.	5,128	2,665,451
FBL Financial Group, Inc., Class A	1,952	132,736
Federated National Holding Company	2,727	42,378
Fidelity & Guaranty Life	1,941	60,656
First American Financial Corp.	24,317	1,192,992
Genworth Financial, Inc., Class A (A)	202,426	694,321
Gjensidige Forsikring ASA	12,695	222,151
Great-West Lifeco, Inc. (C)	60,413	1,673,422
Greenlight Capital Re, Ltd., Class A (A)	6,125	136,281
Hannover Rueck SE	13,382	1,623,308
Hanwha Life Insurance Company, Ltd.	33,666	218,793
HCI Group, Inc. (C)	1,407	54,859
Health Insurance Innovations, Inc., Class A (A)	2,032	68,377
Heritage Insurance Holdings, Inc. (C)	4,748	54,032
Horace Mann Educators Corp.	7,585	266,613
Hyundai Marine & Fire Insurance Company, Ltd.	12,361	507,664
Industrial Alliance Insurance & Financial Services, Inc.	21,261	912,414
Infinity Property & Casualty Corp.	1,839	162,660
Insurance Australia Group, Ltd.	322,919	1,647,909
Intact Financial Corp.	25,541	2,105,458
Investors Title Company	278	48,892
James River Group Holdings, Ltd.	3,080	122,830
Japan Post Holdings Company, Ltd.	80,100	994,649
Kemper Corp.	18,039	864,068
Kingstone Companies, Inc. (C)	2,141	32,222
Kinsale Capital Group, Inc.	2,558	96,820
Legal & General Group PLC	346,328	1,166,242
Liberty Holdings, Ltd.	22,883	182,335
Lincoln National Corp.	52,719	3,577,511
Loews Corp.	65,298	3,041,581
Maiden Holdings, Ltd.	14,796	107,271
Mapfre SA	169,667	601,511
Marsh & McLennan Companies, Inc.	120,209	9,385,919
MBIA, Inc. (A)	23,329	234,690
Medibank Pvt., Ltd.	374,449	906,474
Mercury General Corp.	8,049	462,576
MetLife, Inc.	252,533	11,826,120
MMI Holdings, Ltd.	157,585	252,230
MS&AD Insurance Group Holdings, Inc.	78,068	$2,571,583
Muenchener Rueckversicherungs-Gesellschaft AG	34,087	7,040,271
National General Holdings Corp.	9,440	162,085
National Western Life Group, Inc., Class A	460	153,829
New China Life Insurance Company, Ltd., H Shares	96,300	618,387
NI Holdings, Inc. (A)	2,164	35,728
NN Group NV (C)	40,785	1,619,308
Old Mutual PLC	287,392	771,950
Old Republic International Corp.	54,054	1,031,891
OneBeacon Insurance Group, Ltd., Class A	3,938	71,750
PICC Property & Casualty Company, Ltd., H Shares	561,899	1,058,583
Ping An Insurance Group Company of China, Ltd., H Shares	621,210	4,947,834
Porto Seguro SA	23,623	260,781
Poste Italiane SpA (B)	84,674	615,751
Power Corp. of Canada	69,673	1,702,839
Power Financial Corp.	52,862	1,427,009
Powszechny Zaklad Ubezpieczen SA	103,424	1,407,979
Primerica, Inc.	18,117	1,386,856
Principal Financial Group, Inc.	62,407	3,901,686
Prudential Financial, Inc.	100,276	10,236,174
Prudential PLC	145,769	3,421,824
QBE Insurance Group, Ltd.	184,241	1,530,024
Rand Merchant Investment Holdings, Ltd.	109,681	351,129
Reinsurance Group of America, Inc.	14,199	1,909,056
RenaissanceRe Holdings, Ltd.	8,958	1,246,595
RLI Corp.	6,915	370,091
RSA Insurance Group PLC	62,105	535,468
Safety Insurance Group, Inc.	2,464	175,930
Sampo OYJ, A Shares	85,116	4,493,612
Samsung Fire & Marine Insurance Company, Ltd.	5,808	1,426,710
Samsung Life Insurance Company, Ltd.	13,276	1,361,135
Sanlam, Ltd.	212,315	1,172,946
SCOR SE	32,604	1,364,914
Selective Insurance Group, Inc.	10,292	518,717
Shin Kong Financial Holding Company, Ltd.	1,660,101	483,341
Sompo Holdings, Inc.	58,060	2,180,709
Sony Financial Holdings, Inc.	30,200	476,122
St. James’s Place PLC	32,814	489,840
State Auto Financial Corp.	2,883	71,325
State National Companies, Inc.	5,287	109,811
Stewart Information Services Corp.	4,000	144,320
Sul America SA	37,794	215,873
Sun Life Financial, Inc.	111,934	4,298,086
Suncorp Group, Ltd.	175,232	1,819,670
Swiss Life Holding AG (A)	5,654	2,024,148
Swiss Re AG	55,266	5,004,209
T&D Holdings, Inc.	90,000	1,225,386
The Allstate Corp.	84,997	7,692,229
The Hanover Insurance Group, Inc.	9,409	923,776
The Hartford Financial Services Group, Inc.	86,031	4,651,696
The Navigators Group, Inc.	3,608	201,326
The People’s Insurance Company Group of China, Ltd., H Shares	926,000	437,699
The Progressive Corp.	134,651	6,258,578
The Travelers Companies, Inc.	65,271	7,909,540

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
Third Point Reinsurance, Ltd. (A)	12,957	$182,046
Tokio Marine Holdings, Inc.	110,514	4,400,650
Torchmark Corp.	25,573	1,968,354
Trupanion, Inc. (A)(C)	4,267	93,362
Tryg A/S	36,815	851,698
UnipolSai Assicurazioni SpA	172,331	391,627
United Fire Group, Inc.	4,087	171,899
United Insurance Holdings Corp.	3,087	48,589
Universal Insurance Holdings, Inc. (C)	6,176	132,475
Unum Group	53,998	2,601,624
W.R. Berkley Corp.	21,385	1,425,096
Willis Towers Watson PLC	29,671	4,405,253
WMIH Corp. (A)	36,307	45,384
XL Group, Ltd.	60,808	2,490,696
Zurich Insurance Group AG	25,518	7,637,458
		317,300,592
Mortgage real estate investment trusts – 0.0%
AG Mortgage Investment Trust, Inc.	4,776	92,034
Anworth Mortgage Asset Corp.	16,724	101,347
Apollo Commercial Real Estate Finance, Inc.	16,067	290,652
Ares Commercial Real Estate Corp.	5,652	74,550
ARMOUR Residential REIT, Inc.	6,586	173,936
Capstead Mortgage Corp.	17,290	167,194
Cherry Hill Mortgage Investment Corp.	2,318	42,837
CYS Investments, Inc.	26,832	235,853
Dynex Capital, Inc.	9,164	65,523
Great Ajax Corp.	4,018	56,975
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	9,089	210,865
Invesco Mortgage Capital, Inc.	19,881	337,579
KKR Real Estate Finance Trust, Inc.	1,680	34,894
Ladder Capital Corp.	13,197	181,063
MTGE Investment Corp.	7,707	147,974
New York Mortgage Trust, Inc.	20,106	125,864
Orchid Island Capital, Inc.	5,781	55,902
Owens Realty Mortgage, Inc.	2,886	50,072
PennyMac Mortgage Investment Trust	10,702	185,038
Redwood Trust, Inc.	12,902	215,205
Resource Capital Corp.	6,197	64,139
Sutherland Asset Management Corp.	3,090	47,123
Western Asset Mortgage Capital Corp.	7,361	77,364
		3,033,983
Thrifts and mortgage finance – 0.1%
ASB Bancorp, Inc. (A)	775	34,371
Astoria Financial Corp.	16,441	322,079
Bank Mutual Corp.	8,026	73,438
BankFinancial Corp.	3,357	53,846
Beneficial Bancorp, Inc.	12,099	180,880
BofI Holding, Inc. (A)(C)	10,790	286,043
BSB Bancorp, Inc. (A)	1,869	53,267
Capitol Federal Financial, Inc.	21,282	291,989
Charter Financial Corp.	3,569	58,032
Clifton Bancorp, Inc.	3,984	62,748
Dime Community Bancshares, Inc.	5,583	105,798
Entegra Financial Corp. (A)(C)	1,461	33,895
ESSA Bancorp, Inc.	2,367	35,742
Essent Group, Ltd. (A)	13,526	528,596
Federal Agricultural Mortgage Corp., Class C	1,574	107,221
First Defiance Financial Corp.	2,014	98,605
Flagstar Bancorp, Inc. (A)	3,665	120,285
Hingham Institution for Savings	232	42,690
Home Bancorp, Inc.	1,073	$43,328
HomeStreet, Inc. (A)	4,829	121,932
Kearny Financial Corp.	15,790	223,429
LendingTree, Inc. (A)(C)	1,166	269,288
Malvern Bancorp, Inc. (A)	1,648	39,222
Meridian Bancorp, Inc.	8,302	146,115
Meta Financial Group, Inc.	1,785	125,486
MGIC Investment Corp. (A)	66,442	760,761
Nationstar Mortgage Holdings, Inc. (A)	5,160	88,855
New York Community Bancorp, Inc.	107,841	1,299,484
NMI Holdings, Inc., Class A (A)	10,345	112,243
Northfield Bancorp, Inc.	7,355	118,489
Northwest Bancshares, Inc.	16,846	259,934
OceanFirst Financial Corp.	5,456	136,182
Ocwen Financial Corp. (A)(C)	19,734	57,821
Oritani Financial Corp.	6,721	107,872
PCSB Financial Corp. (A)(C)	3,689	62,418
PennyMac Financial Services, Inc., Class A (A)	2,771	47,107
PHH Corp. (A)	10,532	149,554
Provident Financial Holdings, Inc.	1,757	33,278
Provident Financial Services, Inc.	10,188	253,172
Prudential Bancorp, Inc.	2,348	43,321
Radian Group, Inc.	38,688	677,040
Riverview Bancorp, Inc.	4,848	38,929
SI Financial Group, Inc.	2,764	40,354
Southern Missouri Bancorp, Inc.	1,331	43,204
Territorial Bancorp, Inc.	1,372	41,476
Timberland Bancorp, Inc.	1,640	45,444
TrustCo Bank Corp.	15,968	126,147
United Community Financial Corp.	7,953	72,293
United Financial Bancorp, Inc.	9,034	156,469
Walker & Dunlop, Inc. (A)	5,114	246,444
Washington Federal, Inc.	35,322	1,103,813
Waterstone Financial, Inc.	4,478	79,037
Western New England Bancorp, Inc.	5,599	55,710
WSFS Financial Corp.	5,547	247,951
		9,963,127
		1,355,685,412
Health care – 9.9%
Biotechnology – 2.0%
3SBio, Inc. (A)(B)	119,400	164,170
AbbVie, Inc.	276,438	20,815,781
Abeona Therapeutics, Inc. (A)(C)	5,065	66,605
Acceleron Pharma, Inc. (A)	6,076	235,506
Achaogen, Inc. (A)(C)	5,032	94,300
Achillion Pharmaceuticals, Inc. (A)	20,866	106,625
Acorda Therapeutics, Inc. (A)	7,625	158,600
Adamas Pharmaceuticals, Inc. (A)(C)	2,793	58,485
Aduro Biotech, Inc. (A)	7,432	90,299
Advaxis, Inc. (A)(C)	7,052	48,024
Agenus, Inc. (A)(C)	14,332	52,885
Aimmune Therapeutics, Inc. (A)(C)	6,999	150,479
Akebia Therapeutics, Inc. (A)	6,538	109,446
Alder Biopharmaceuticals, Inc. (A)	8,268	81,026
Alexion Pharmaceuticals, Inc. (A)	38,974	5,550,287
AMAG Pharmaceuticals, Inc. (A)	6,935	115,815
Amgen, Inc.	127,771	22,713,851
Amicus Therapeutics, Inc. (A)(C)	26,314	366,817
Ardelyx, Inc. (A)	6,704	34,526
Arena Pharmaceuticals, Inc. (A)	5,855	135,719
Array BioPharma, Inc. (A)	31,721	307,059
Atara Biotherapeutics, Inc. (A)(C)	4,536	71,442

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Athersys, Inc. (A)(C)	20,343	$35,600
Audentes Therapeutics, Inc. (A)	2,849	59,801
Avexis, Inc. (A)	4,461	416,434
Axovant Sciences, Ltd. (A)(C)	5,966	119,320
Bellicum Pharmaceuticals, Inc. (A)(C)	4,951	53,619
BioCryst Pharmaceuticals, Inc. (A)	13,981	71,303
Biogen, Inc. (A)	37,067	11,733,930
Biohaven Pharmaceutical Holding Company, Ltd. (A)	1,804	64,493
BioSpecifics Technologies Corp. (A)	1,080	50,922
BioTime, Inc. (A)(C)	13,962	40,909
Bioverativ, Inc. (A)	23,850	1,352,057
Bluebird Bio, Inc. (A)	8,099	1,011,160
Blueprint Medicines Corp. (A)	7,089	384,366
Calithera Biosciences, Inc. (A)(C)	5,395	88,478
Cara Therapeutics, Inc. (A)(C)	4,731	67,795
Cascadian Therapeutics, Inc. (A)(C)	9,073	32,844
Catalyst Pharmaceuticals, Inc. (A)(C)	13,744	37,796
Celgene Corp. (A)	135,558	18,833,073
Celldex Therapeutics, Inc. (A)(C)	22,308	54,878
Celltrion, Inc. (A)	14,626	1,497,643
ChemoCentryx, Inc. (A)	4,869	33,791
Chimerix, Inc. (A)	8,871	42,226
Clovis Oncology, Inc. (A)	7,820	594,867
Coherus Biosciences, Inc. (A)	6,747	97,494
Concert Pharmaceuticals, Inc. (A)	3,347	50,941
Corbus Pharmaceuticals Holdings, Inc. (A)(C)	8,199	63,542
CSL, Ltd.	59,289	6,067,947
Curis, Inc. (A)	21,819	44,511
Cytokinetics, Inc. (A)	7,285	108,182
CytomX Therapeutics, Inc. (A)	5,208	89,994
Dyax Corp. (A)(D)	25,454	80,180
Dynavax Technologies Corp. (A)(C)	8,874	159,288
Eagle Pharmaceuticals, Inc. (A)(C)	1,410	76,930
Edge Therapeutics, Inc. (A)(C)	3,984	42,031
Editas Medicine, Inc. (A)(C)	6,782	143,168
Emergent BioSolutions, Inc. (A)	6,255	233,499
Enanta Pharmaceuticals, Inc. (A)	3,130	134,152
Epizyme, Inc. (A)(C)	7,382	128,078
Esperion Therapeutics, Inc. (A)	2,600	128,492
Exact Sciences Corp. (A)	19,823	830,385
FibroGen, Inc. (A)	10,831	522,054
Five Prime Therapeutics, Inc. (A)	5,336	180,997
Flexion Therapeutics, Inc. (A)(C)	4,931	126,727
Foundation Medicine, Inc. (A)(C)	2,470	99,541
Genmab A/S (A)	17,248	4,038,584
Genomic Health, Inc. (A)	3,996	126,673
Geron Corp. (A)(C)	26,890	58,351
Gilead Sciences, Inc.	226,689	18,976,136
Global Blood Therapeutics, Inc. (A)	7,022	213,469
Grifols SA	41,398	1,171,999
Halozyme Therapeutics, Inc. (A)(C)	20,454	266,107
Heron Therapeutics, Inc. (A)(C)	8,049	132,809
Idera Pharmaceuticals, Inc. (A)(C)	20,725	41,036
Ignyta, Inc. (A)	8,914	102,511
Immune Design Corp. (A)(C)	3,806	41,295
ImmunoGen, Inc. (A)(C)	14,893	124,505
Immunomedics, Inc. (A)(C)	17,784	224,790
Incyte Corp. (A)	29,424	4,043,152
Inovio Pharmaceuticals, Inc. (A)(C)	12,323	73,199
Insmed, Inc. (A)	12,406	154,083
Insys Therapeutics, Inc. (A)(C)	4,300	39,302
Intellia Therapeutics, Inc. (A)(C)	2,805	58,989
Invitae Corp. (A)(C)	7,175	70,459
Iovance Biotherapeutics, Inc. (A)	10,004	$57,523
Ironwood Pharmaceuticals, Inc. (A)	24,581	392,067
Karyopharm Therapeutics, Inc. (A)	6,231	63,681
Keryx Biopharmaceuticals, Inc. (A)(C)	14,538	104,819
Kindred Biosciences, Inc. (A)	4,297	32,657
Kite Pharma, Inc. (A)	8,821	1,570,050
La Jolla Pharmaceutical Company (A)(C)	3,102	105,933
Lexicon Pharmaceuticals, Inc. (A)(C)	7,721	116,896
Ligand Pharmaceuticals, Inc. (A)(C)	3,681	474,370
Loxo Oncology, Inc. (A)	3,700	308,580
MacroGenics, Inc. (A)	5,876	111,115
Medy-Tox, Inc.	787	397,860
Merrimack Pharmaceuticals, Inc. (C)	24,999	33,999
MiMedx Group, Inc. (A)(C)	18,845	306,608
Minerva Neurosciences, Inc. (A)(C)	4,891	29,591
Momenta Pharmaceuticals, Inc. (A)	13,734	231,418
Myriad Genetics, Inc. (A)	11,703	356,824
NantKwest, Inc. (A)(C)	5,821	36,265
Natera, Inc. (A)	5,851	72,260
Novavax, Inc. (A)(C)	52,891	55,536
OBI Pharma, Inc. (A)	20,061	126,937
Organovo Holdings, Inc. (A)(C)	19,001	39,522
Otonomy, Inc. (A)	5,123	18,443
PDL BioPharma, Inc. (A)	28,959	90,352
Pieris Pharmaceuticals, Inc. (A)(C)	6,669	36,746
Portola Pharmaceuticals, Inc. (A)	9,010	571,685
Progenics Pharmaceuticals, Inc. (A)	12,410	83,519
Prothena Corp. PLC (A)(C)	7,011	430,756
PTC Therapeutics, Inc. (A)	5,819	120,744
Puma Biotechnology, Inc. (A)	5,204	481,370
Ra Pharmaceuticals, Inc. (A)	2,170	32,572
Radius Health, Inc. (A)(C)	6,882	258,970
Regeneron Pharmaceuticals, Inc. (A)	13,278	6,597,838
REGENXBIO, Inc. (A)	4,871	110,815
Repligen Corp. (A)	6,316	275,820
Retrophin, Inc. (A)	7,452	181,829
Rigel Pharmaceuticals, Inc. (A)	22,429	57,194
Sage Therapeutics, Inc. (A)	6,273	515,954
Sangamo Therapeutics, Inc. (A)	12,631	168,624
Sarepta Therapeutics, Inc. (A)(C)	10,738	432,634
Selecta Biosciences, Inc. (A)	2,294	40,948
Seres Therapeutics, Inc. (A)(C)	3,964	55,615
Shire PLC	49,778	2,475,810
Spark Therapeutics, Inc. (A)	4,870	400,947
Spectrum Pharmaceuticals, Inc. (A)	13,797	134,659
Stemline Therapeutics, Inc. (A)	4,426	40,055
Strongbridge Biopharma PLC (A)(C)	4,847	32,475
Synergy Pharmaceuticals, Inc. (A)(C)	39,343	117,242
Syros Pharmaceuticals, Inc. (A)	2,418	47,320
TaiMed Biologics, Inc. (A)	32,000	231,131
TG Therapeutics, Inc. (A)(C)	8,514	108,128
Trevena, Inc. (A)	12,691	30,458
Ultragenyx Pharmaceutical, Inc. (A)	7,204	411,060
United Therapeutics Corp. (A)	9,936	1,299,629
Vanda Pharmaceuticals, Inc. (A)	7,781	133,833
Veracyte, Inc. (A)	5,065	41,482
Versartis, Inc. (A)	6,812	129,428
Vertex Pharmaceuticals, Inc. (A)	43,380	6,964,225
Voyager Therapeutics, Inc. (A)	3,579	34,502
Xencor, Inc. (A)	7,449	161,047
ZIOPHARM Oncology, Inc. (A)(C)	26,358	168,428
		156,119,432
Health care equipment and supplies – 1.5%
Abaxis, Inc.	4,089	188,994

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Health care equipment and supplies (continued)
Abbott Laboratories	188,932	$9,624,196
ABIOMED, Inc. (A)	8,986	1,355,089
Accuray, Inc. (A)	15,017	62,321
Align Technology, Inc. (A)	8,205	1,450,152
Analogic Corp.	2,376	170,003
AngioDynamics, Inc. (A)	6,513	110,916
Anika Therapeutics, Inc. (A)	2,511	134,841
Antares Pharma, Inc. (A)	25,871	77,872
AtriCure, Inc. (A)	5,579	125,137
Atrion Corp.	259	161,137
AxoGen, Inc. (A)	4,969	87,454
Baxter International, Inc.	53,135	3,296,495
Becton, Dickinson and Company	24,626	4,911,409
Boston Scientific Corp. (A)	149,558	4,120,323
C.R. Bard, Inc.	7,871	2,525,096
Cantel Medical Corp.	6,468	525,525
Cardiovascular Systems, Inc. (A)	6,118	179,686
Cerus Corp. (A)(C)	19,186	45,087
Cochlear, Ltd.	7,367	917,610
Coloplast A/S, B Shares	35,699	2,925,634
CONMED Corp.	4,968	246,413
ConvaTec Group PLC (A)(B)	61,550	228,360
CryoLife, Inc. (A)	5,733	119,246
Cutera, Inc. (A)	2,508	93,172
CYBERDYNE, Inc. (A)(C)	15,100	198,852
Danaher Corp.	66,377	5,537,169
DENTSPLY SIRONA, Inc.	24,986	1,413,458
Edwards Lifesciences Corp. (A)	22,748	2,585,538
Endologix, Inc. (A)(C)	18,584	78,610
Entellus Medical, Inc. (A)(C)	2,573	45,542
Essilor International SA	37,079	4,683,136
Exactech, Inc. (A)	2,041	62,353
FONAR Corp. (A)	1,253	37,089
GenMark Diagnostics, Inc. (A)	7,933	77,267
Getinge AB, B Shares	36,672	681,693
Glaukos Corp. (A)(C)	5,401	203,888
Globus Medical, Inc., Class A (A)	28,463	860,436
Haemonetics Corp. (A)	9,361	402,710
Halyard Health, Inc. (A)	18,688	846,380
Hartalega Holdings BHD	121,500	193,110
Heska Corp. (A)	1,114	113,316
Hill-Rom Holdings, Inc.	13,197	1,015,641
Hologic, Inc. (A)	30,549	1,179,191
Hoya Corp.	62,400	3,576,080
ICU Medical, Inc. (A)	2,639	460,110
IDEXX Laboratories, Inc. (A)	9,510	1,478,139
Inogen, Inc. (A)	3,116	298,513
Insulet Corp. (A)	10,485	608,759
Integer Holdings Corp. (A)	5,742	263,845
Integra LifeSciences Holdings Corp. (A)	11,021	561,961
Intuitive Surgical, Inc. (A)	4,015	4,033,750
Invacare Corp.	5,866	79,191
iRhythm Technologies, Inc. (A)	2,425	115,770
K2M Group Holdings, Inc. (A)	7,754	181,289
Lantheus Holdings, Inc. (A)	4,611	80,693
LeMaitre Vascular, Inc.	2,643	96,205
LivaNova PLC (A)(C)	18,183	1,137,892
Masimo Corp. (A)	18,070	1,524,747
Medtronic PLC	148,963	12,009,397
Meridian Bioscience, Inc.	8,559	118,970
Merit Medical Systems, Inc. (A)	8,822	364,349
Natus Medical, Inc. (A)	6,085	204,456
Neogen Corp. (A)	6,685	460,597
Nevro Corp. (A)	4,963	427,711
Novocure, Ltd. (A)(C)	10,930	$224,065
NuVasive, Inc. (A)	20,294	1,267,969
NxStage Medical, Inc. (A)	11,816	330,848
Olympus Corp.	46,606	1,613,866
OraSure Technologies, Inc. (A)	10,699	218,367
Orthofix International NV (A)	3,334	164,066
Oxford Immunotec Global PLC (A)	4,314	68,247
Penumbra, Inc. (A)	5,245	451,070
Pulse Biosciences, Inc. (A)(C)	1,658	33,210
Quidel Corp. (A)	5,276	184,343
ResMed, Inc.	15,322	1,188,681
Rockwell Medical, Inc. (A)(C)	8,855	55,964
RTI Surgical, Inc. (A)	10,887	48,992
Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	209,500	167,205
Sientra, Inc. (A)(C)	3,170	36,328
Smith & Nephew PLC	47,389	857,280
Sonova Holding AG	8,608	1,455,368
STAAR Surgical Company (A)	8,274	98,874
STERIS PLC	18,728	1,632,332
Straumann Holding AG	1,567	1,006,159
Stryker Corp.	33,711	4,765,724
Surmodics, Inc. (A)	2,542	66,092
Sysmex Corp.	25,000	1,547,238
Tactile Systems Technology, Inc. (A)(C)	1,718	56,488
Teleflex, Inc.	9,919	2,100,348
Terumo Corp.	51,073	1,976,041
The Cooper Companies, Inc.	5,316	1,333,412
Utah Medical Products, Inc.	745	53,752
Varex Imaging Corp. (A)	6,995	213,557
Varian Medical Systems, Inc. (A)	9,973	1,059,631
ViewRay, Inc. (A)(C)	5,671	29,829
West Pharmaceutical Services, Inc.	16,219	1,411,702
William Demant Holding A/S (A)	35,309	935,082
Wright Medical Group NV (A)	18,859	558,226
Zimmer Biomet Holdings, Inc.	21,982	2,511,883
		111,702,210
Health care providers and services – 1.3%
Acadia Healthcare Company, Inc. (A)	16,849	790,892
Aceto Corp.	5,226	55,448
Addus HomeCare Corp. (A)	1,432	48,760
Aetna, Inc.	36,029	5,681,773
Alfresa Holdings Corp.	29,500	556,295
Almost Family, Inc. (A)	2,550	124,185
Amedisys, Inc. (A)	5,264	274,991
AmerisourceBergen Corp.	17,926	1,438,562
AMN Healthcare Services, Inc. (A)	8,482	316,803
Anthem, Inc.	28,833	5,652,421
Bangkok Dusit Medical Services PCL	534,812	336,763
BioScrip, Inc. (A)(C)	22,083	66,911
BioTelemetry, Inc. (A)	5,333	198,121
Bumrungrad Hospital PCL	48,300	317,231
Capital Senior Living Corp. (A)	4,575	56,867
Cardinal Health, Inc.	34,297	2,313,676
Centene Corp. (A)	18,742	1,665,227
Chemed Corp.	2,782	548,861
Cigna Corp.	27,902	5,079,838
Civitas Solutions, Inc. (A)	2,923	55,829
Community Health Systems, Inc. (A)(C)	16,634	127,084
CorVel Corp. (A)	1,671	86,725
Cross Country Healthcare, Inc. (A)	6,465	80,037
DaVita, Inc. (A)	17,245	1,009,867
Diplomat Pharmacy, Inc. (A)	9,307	155,892

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Health care providers and services (continued)
Envision Healthcare Corp. (A)	12,951	$678,762
Express Scripts Holding Company (A)	64,989	4,082,609
Fresenius Medical Care AG & Company KGaA	44,862	4,208,491
Fresenius SE & Company KGaA	86,619	7,351,786
HCA Healthcare, Inc. (A)	31,058	2,443,022
HealthEquity, Inc. (A)	9,005	385,144
Healthscope, Ltd.	227,382	314,559
HealthSouth Corp.	37,684	1,724,043
Henry Schein, Inc. (A)	8,677	1,507,021
Humana, Inc.	15,703	4,045,407
IHH Healthcare BHD	378,609	530,013
Kindred Healthcare, Inc.	14,478	117,272
Laboratory Corp. of America Holdings (A)	11,186	1,754,748
Landauer, Inc.	1,633	101,328
LHC Group, Inc. (A)	2,963	193,336
Life Healthcare Group Holdings, Ltd.	186,724	379,589
LifePoint Health, Inc. (A)	8,901	515,813
Magellan Health, Inc. (A)	4,285	346,657
McKesson Corp.	23,066	3,443,984
Mediclinic International PLC	20,162	195,957
Medipal Holdings Corp.	27,300	481,887
MEDNAX, Inc. (A)	20,511	919,918
Miraca Holdings, Inc.	8,900	405,251
Molina Healthcare, Inc. (A)	17,328	1,108,992
National HealthCare Corp.	1,883	117,386
National Research Corp., Class A	1,841	59,464
Netcare, Ltd.	145,946	271,386
Odontoprev SA	49,000	230,691
Owens & Minor, Inc.	24,282	678,439
Patterson Companies, Inc.	9,235	355,548
PharMerica Corp. (A)	5,171	152,027
Qualicorp SA	42,209	467,298
Quest Diagnostics, Inc.	14,856	1,609,648
R1 RCM, Inc. (A)(C)	18,042	59,539
RadNet, Inc. (A)	7,311	74,938
Ramsay Health Care, Ltd.	18,295	993,953
Ryman Healthcare, Ltd.	53,117	346,534
Select Medical Holdings Corp. (A)	19,582	364,225
Shanghai Pharmaceuticals Holding Company, Ltd., H Shares	82,000	201,829
Sinopharm Group Company, Ltd., H Shares	138,800	628,362
Sonic Healthcare, Ltd.	51,127	890,414
Surgery Partners, Inc. (A)	3,356	32,721
Suzuken Company, Ltd.	11,400	415,547
Teladoc, Inc. (A)(C)	9,840	330,132
Tenet Healthcare Corp. (A)(C)	33,145	569,100
The Ensign Group, Inc.	9,059	186,072
The Providence Service Corp. (A)	2,068	107,184
Tivity Health, Inc. (A)	6,714	263,189
Triple-S Management Corp., Class B (A)	4,245	104,894
UnitedHealth Group, Inc.	104,730	20,830,797
Universal Health Services, Inc., Class B	9,872	1,067,459
US Physical Therapy, Inc.	2,357	141,184
VCA, Inc. (A)	17,919	1,665,750
WellCare Health Plans, Inc. (A)	9,811	1,713,785
		99,204,143
Health care technology – 0.1%
Alibaba Health Information Technology, Ltd. (A)	392,000	183,277
Allscripts Healthcare Solutions, Inc. (A)	72,729	955,659
Castlight Health, Inc., B Shares (A)(C)	12,417	48,426
Cerner Corp. (A)	32,158	$2,179,669
Computer Programs & Systems, Inc.	2,000	60,200
Cotiviti Holdings, Inc. (A)	6,567	234,639
Evolent Health, Inc., Class A (A)	6,663	111,272
HealthStream, Inc. (A)	4,517	106,104
HMS Holdings Corp. (A)	15,511	274,855
Inovalon Holdings, Inc., Class A (A)(C)	11,023	149,362
M3, Inc.	33,400	869,449
Medidata Solutions, Inc. (A)	22,357	1,675,881
Omnicell, Inc. (A)	6,598	338,477
Quality Systems, Inc. (A)	10,027	157,925
Simulations Plus, Inc. (C)	2,558	37,091
Tabula Rasa Healthcare, Inc. (A)	2,213	50,301
Vocera Communications, Inc. (A)	4,924	137,133
		7,569,720
Life sciences tools and services – 0.5%
Accelerate Diagnostics, Inc. (A)(C)	4,530	104,190
Agilent Technologies, Inc.	44,982	2,911,235
Albany Molecular Research, Inc. (A)(C)	4,475	97,287
Bio-Rad Laboratories, Inc., Class A (A)	4,590	999,794
Bio-Techne Corp.	8,232	1,018,957
Cambrex Corp. (A)	5,887	306,713
Charles River Laboratories International, Inc. (A)	10,505	1,142,944
Enzo Biochem, Inc. (A)	7,615	85,669
Eurofins Scientific SE	1,959	1,120,193
Illumina, Inc. (A)	20,264	4,143,177
INC Research Holdings, Inc., Class A (A)	21,758	1,277,195
Lonza Group AG (A)	12,464	3,159,983
Luminex Corp.	7,941	153,500
Medpace Holdings, Inc. (A)	1,303	42,530
Mettler-Toledo International, Inc. (A)	3,571	2,160,776
NanoString Technologies, Inc. (A)	3,460	53,457
NeoGenomics, Inc. (A)	10,105	102,162
Pacific Biosciences of California, Inc. (A)	15,676	77,596
PAREXEL International Corp. (A)	20,158	1,771,687
PerkinElmer, Inc.	15,575	1,043,369
PRA Health Sciences, Inc. (A)	8,784	679,882
QIAGEN NV (A)	45,858	1,479,397
Quintiles IMS Holdings, Inc. (A)	19,229	1,846,561
Samsung Biologics Company, Ltd. (A)(B)	3,039	766,036
Thermo Fisher Scientific, Inc.	54,494	10,198,007
Waters Corp. (A)	11,184	2,052,040
		38,794,337
Pharmaceuticals – 4.5%
Aclaris Therapeutics, Inc. (A)(C)	3,538	91,740
Aerie Pharmaceuticals, Inc. (A)	5,579	319,956
Akorn, Inc. (A)	19,226	632,535
Allergan PLC	47,780	10,964,554
Amphastar Pharmaceuticals, Inc. (A)	7,436	119,050
ANI Pharmaceuticals, Inc. (A)	1,414	67,872
Aratana Therapeutics, Inc. (A)	7,621	43,516
Aspen Pharmacare Holdings, Ltd.	56,051	1,249,696
Assembly Biosciences, Inc. (A)	2,574	69,781
Astellas Pharma, Inc.	343,200	4,335,083
AstraZeneca PLC	69,654	4,083,661
Bayer AG	172,800	22,148,442
Bristol-Myers Squibb Company	234,588	14,187,882
Catalent, Inc. (A)	50,207	2,073,047
Chelsea Therapeutics International, Ltd. (A)(D)	9,811	785

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Pharmaceuticals (continued)
China Medical System Holdings, Ltd.	146,000	$269,521
Chugai Pharmaceutical Company, Ltd.	35,800	1,463,489
Collegium Pharmaceutical, Inc. (A)(C)	4,187	42,037
Corcept Therapeutics, Inc. (A)	16,861	281,073
Corium International, Inc. (A)(C)	4,666	39,894
CSPC Pharmaceutical Group, Ltd.	496,100	775,245
Daiichi Sankyo Company, Ltd. (D)	90,400	2,139,953
Depomed, Inc. (A)	10,003	60,818
Dermira, Inc. (A)	7,356	173,528
Durect Corp. (A)	26,870	42,723
Eisai Company, Ltd.	42,354	2,198,416
Eli Lilly & Company	138,301	11,242,488
Endo International PLC (A)	43,787	384,888
Forest Laboratories, Inc. (A)(D)	891	0
GlaxoSmithKline PLC	269,257	5,341,997
H Lundbeck A/S	20,684	1,319,973
Hanmi Pharm Company, Ltd. (A)	1,132	405,927
Hanmi Science Company, Ltd. (A)	2,342	186,780
Hikma Pharmaceuticals PLC	7,993	129,531
Hisamitsu Pharmaceutical Company, Inc.	9,700	468,753
Horizon Pharma PLC (A)	29,789	407,514
Hypermarcas SA	64,979	609,156
Impax Laboratories, Inc. (A)	13,719	297,016
Innoviva, Inc. (A)	14,471	203,173
Intersect ENT, Inc. (A)	4,572	141,275
Intra-Cellular Therapies, Inc. (A)	6,014	110,958
Ipsen SA	6,755	908,746
Johnson & Johnson	383,457	50,758,203
Kalbe Farma Tbk PT	3,751,510	481,917
Kyowa Hakko Kirin Company, Ltd.	41,528	733,008
Lannett Company, Inc. (A)(C)	4,902	86,030
Mallinckrodt PLC (A)	21,907	899,940
Merck & Company, Inc.	389,576	24,878,323
Merck KGaA	26,991	2,967,374
Mitsubishi Tanabe Pharma Corp.	35,600	878,140
Mylan NV (A)	66,158	2,082,654
MyoKardia, Inc. (A)(C)	3,309	143,445
Nektar Therapeutics (A)	26,890	565,497
Novartis AG	373,100	31,454,975
Novo Nordisk A/S, B Shares	544,942	25,966,380
Omeros Corp. (A)(C)	7,994	163,637
Ono Pharmaceutical Company, Ltd.	65,800	1,348,506
Orion OYJ, Class B	19,122	905,365
Otsuka Holdings Company, Ltd.	62,200	2,507,172
Pacira Pharmaceuticals, Inc. (A)	7,217	274,968
Paratek Pharmaceuticals, Inc. (A)	4,169	117,566
Perrigo Company PLC	20,626	1,628,629
Pfizer, Inc.	850,175	28,837,936
Phibro Animal Health Corp., Class A	3,723	132,167
Prestige Brands Holdings, Inc. (A)	21,221	1,076,117
Reata Pharmaceuticals, Inc., Class A (A)	1,538	46,525
Recordati SpA	15,398	660,414
Revance Therapeutics, Inc. (A)(C)	4,028	98,887
Richter Gedeon Nyrt	21,098	549,346
Roche Holding AG	117,372	29,820,773
Sanofi	208,499	20,328,723
Santen Pharmaceutical Company, Ltd.	58,000	903,683
SciClone Pharmaceuticals, Inc. (A)	9,323	102,553
Shanghai Fosun Pharmaceutical Group Company, Ltd., H Shares	58,100	218,741
Shionogi & Company, Ltd.	47,263	2,497,357
Sihuan Pharmaceutical Holdings Group, Ltd.	435,000	167,615
Sino Biopharmaceutical, Ltd.	521,000	458,117
Sucampo Pharmaceuticals, Inc., Class A (A)	4,419	$51,923
Sumitomo Dainippon Pharma Company, Ltd.	25,200	344,000
Supernus Pharmaceuticals, Inc. (A)	8,581	393,010
Taisho Pharmaceutical Holdings Company, Ltd.	4,900	383,648
Takeda Pharmaceutical Company, Ltd.	113,492	6,293,606
Taro Pharmaceutical Industries, Ltd. (A)(C)	800	83,872
Teligent, Inc. (A)(C)	7,442	51,424
Tetraphase Pharmaceuticals, Inc. (A)	7,065	49,314
Teva Pharmaceutical Industries, Ltd.	15,900	252,786
Teva Pharmaceutical Industries, Ltd., ADR (C)	43,636	692,067
The Medicines Company (A)(C)	12,502	458,698
TherapeuticsMD, Inc. (A)(C)	30,256	181,536
Theravance Biopharma, Inc. (A)(C)	7,872	257,178
UCB SA	21,880	1,510,399
Valeant Pharmaceuticals International, Inc. (A)	57,370	771,365
Vifor Pharma AG	8,091	819,476
WaVe Life Sciences, Ltd. (A)(C)	2,179	51,207
Yuhan Corp.	1,539	309,181
Zoetis, Inc.	69,764	4,374,203
Zogenix, Inc. (A)(C)	4,554	53,965
Zynerba Pharmaceuticals, Inc. (A)(C)	2,154	13,678
		342,169,691
		755,559,533
Industrials – 12.6%
Aerospace and defense – 1.9%
AAR Corp.	5,919	213,439
Aerojet Rocketdyne Holdings, Inc. (A)	12,497	370,286
Aerovironment, Inc. (A)	3,610	176,962
Airbus SE	103,957	8,755,158
Arconic, Inc.	89,262	2,273,503
Aselsan Elektronik Sanayi ve Ticaret AS	26,924	210,632
Astronics Corp. (A)	4,400	115,676
AviChina Industry & Technology Company, Ltd., H Shares	245,000	145,148
Axon Enterprise, Inc. (A)(C)	9,733	211,303
BAE Systems PLC	172,846	1,358,302
Bombardier, Inc., Class B (A)	344,537	689,764
CAE, Inc.	51,320	847,011
Cobham PLC	128,834	228,861
Cubic Corp.	4,274	183,568
Curtiss-Wright Corp.	17,527	1,696,964
Dassault Aviation SA	436	666,690
DigitalGlobe, Inc. (A)	11,089	381,462
Ducommun, Inc. (A)	1,929	53,048
Elbit Systems, Ltd.	1,448	199,395
Embraer SA	124,708	710,331
Engility Holdings, Inc. (A)	3,227	100,263
Esterline Technologies Corp. (A)	11,209	957,249
General Dynamics Corp.	56,873	11,451,379
Hanwha Techwin Company, Ltd. (A)	5,200	179,036
Huntington Ingalls Industries, Inc.	10,148	2,171,266
KLX, Inc. (A)	20,642	989,577
Korea Aerospace Industries, Ltd.	12,752	524,312
Kratos Defense & Security Solutions, Inc. (A)	12,609	168,708
L3 Technologies, Inc.	16,704	3,031,442
Leonardo SpA	60,995	1,033,501
Lockheed Martin Corp.	49,937	15,250,260

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Aerospace and defense (continued)
Meggitt PLC	41,257	$276,350
Mercury Systems, Inc. (A)	8,363	403,515
Moog, Inc., Class A (A)	5,664	434,769
National Presto Industries, Inc. (C)	817	81,373
Northrop Grumman Corp.	35,527	9,670,805
Orbital ATK, Inc.	12,726	1,419,967
Raytheon Company	59,104	10,757,519
Rockwell Collins, Inc.	32,916	4,313,642
Rolls-Royce Holdings PLC (A)	90,873	1,073,268
Safran SA	56,024	5,439,943
Singapore Technologies Engineering, Ltd.	420,700	1,134,719
Sparton Corp. (A)	1,924	44,579
Teledyne Technologies, Inc. (A)	7,781	1,167,617
Thales SA	18,628	2,062,236
The Boeing Company	111,520	26,726,883
The KeyW Holding Corp. (A)(C)	8,917	63,757
TransDigm Group, Inc.	9,916	2,584,705
Triumph Group, Inc.	9,080	238,804
United Technologies Corp.	148,884	17,824,392
Vectrus, Inc. (A)	2,034	58,132
Wesco Aircraft Holdings, Inc. (A)	9,875	82,950
Zodiac Aerospace	36,675	1,060,634
		142,265,055
Air freight and logistics – 0.8%
Air Transport Services Group, Inc. (A)	9,817	225,398
Atlas Air Worldwide Holdings, Inc. (A)	4,318	288,442
Bollore SA	156,012	724,811
C.H. Robinson Worldwide, Inc. (C)	43,129	3,046,201
Deutsche Post AG	207,617	8,621,385
Echo Global Logistics, Inc. (A)	4,905	74,556
Expeditors International of Washington, Inc.	55,418	3,108,950
FedEx Corp.	75,209	16,123,305
Forward Air Corp.	5,515	286,615
Hub Group, Inc., Class A (A)	6,173	237,352
Hyundai Glovis Company, Ltd.	3,505	482,927
Radiant Logistics, Inc. (A)	7,423	37,486
Royal Mail PLC	47,516	242,042
United Parcel Service, Inc., Class B	210,230	24,041,903
Yamato Holdings Company, Ltd.	55,800	1,189,807
		58,731,180
Airlines – 0.6%
Air China, Ltd., H Shares	221,466	197,534
AirAsia BHD	286,746	223,523
Alaska Air Group, Inc.	37,894	2,829,166
Allegiant Travel Company	2,354	277,772
American Airlines Group, Inc.	150,706	6,742,586
ANA Holdings, Inc.	186,000	690,559
China Airlines, Ltd. (A)	443,000	188,103
China Southern Airlines Company, Ltd., H Shares	220,400	172,573
Delta Air Lines, Inc.	224,499	10,594,108
Deutsche Lufthansa AG	49,381	1,240,203
easyJet PLC	8,759	135,750
Eva Airways Corp.	359,653	187,578
Hawaiian Holdings, Inc. (A)	9,485	406,432
International Consolidated Airlines Group SA	90,070	714,084
Japan Airlines Company, Ltd.	18,900	650,771
JetBlue Airways Corp. (A)	73,578	1,457,580
Korean Air Lines Company, Ltd. (A)	8,504	251,310
Latam Airlines Group SA	80,165	1,012,775
Qantas Airways, Ltd.	61,122	278,211
Ryanair Holdings PLC, ADR (A)	4,043	459,689
Singapore Airlines, Ltd.	143,940	$1,095,644
SkyWest, Inc.	9,247	320,871
Southwest Airlines Company	185,212	9,656,954
Turk Hava Yollari AO (A)	75,939	215,002
United Continental Holdings, Inc. (A)	86,120	5,335,995
		45,334,773
Building products – 0.5%
AAON, Inc.	7,664	249,846
Advanced Drainage Systems, Inc.	6,122	119,073
Allegion PLC	19,223	1,513,042
American Woodmark Corp. (A)	2,576	213,293
AO Smith Corp.	29,242	1,628,487
Apogee Enterprises, Inc.	5,266	230,124
Armstrong Flooring, Inc. (A)	4,310	64,305
Asahi Glass Company, Ltd.	32,384	1,264,370
Assa Abloy AB, B Shares	184,013	3,977,633
Builders FirstSource, Inc. (A)	17,876	291,021
Caesarstone, Ltd. (A)	3,975	115,176
Cie de Saint-Gobain	89,625	4,913,371
Continental Building Products, Inc. (A)	7,546	183,745
CSW Industrials, Inc. (A)	2,933	122,746
Daikin Industries, Ltd.	39,800	3,977,183
Fortune Brands Home & Security, Inc.	30,854	1,929,301
Geberit AG	6,100	2,788,205
Gibraltar Industries, Inc. (A)	5,593	163,595
Griffon Corp.	5,945	110,280
Insteel Industries, Inc.	3,216	80,625
JELD-WEN Holding, Inc. (A)	3,883	118,509
Johnson Controls International PLC	185,788	7,355,347
KCC Corp.	1,093	384,288
Lennox International, Inc.	8,469	1,403,567
LIXIL Group Corp.	42,200	1,107,678
Masco Corp.	63,912	2,350,044
Masonite International Corp. (A)	5,390	341,187
NCI Building Systems, Inc. (A)	7,035	118,188
Patrick Industries, Inc. (A)	3,040	224,960
PGT Innovations, Inc. (A)	8,756	115,579
Ply Gem Holdings, Inc. (A)	3,978	61,858
Quanex Building Products Corp.	6,184	121,206
Simpson Manufacturing Company, Inc.	7,392	323,622
TOTO, Ltd.	22,500	856,519
Trex Company, Inc. (A)	5,293	402,268
Universal Forest Products, Inc.	3,653	318,578
		39,538,819
Commercial services and supplies – 0.5%
ABM Industries, Inc.	9,860	438,080
ACCO Brands Corp. (A)	20,035	219,383
Advanced Disposal Services, Inc. (A)	4,238	101,034
ARC Document Solutions, Inc. (A)	8,400	29,652
Babcock International Group PLC	13,117	137,784
Brady Corp., Class A	8,508	283,742
Brambles, Ltd.	206,601	1,532,587
Casella Waste Systems, Inc., Class A (A)	7,026	118,107
CECO Environmental Corp.	5,846	43,670
China Everbright International, Ltd.	289,000	382,489
Cintas Corp.	14,744	1,990,587
Clean Harbors, Inc. (A)	11,480	620,953
Copart, Inc. (A)	45,203	1,477,686
Covanta Holding Corp.	20,992	301,235
Dai Nippon Printing Company, Ltd.	84,000	992,082
Deluxe Corp.	19,175	1,329,786
Edenred	39,944	1,080,803
Ennis, Inc.	4,860	92,826

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Commercial services and supplies (continued)
Essendant, Inc.	6,902	$81,858
G4S PLC	84,288	308,758
Healthcare Services Group, Inc.	12,782	654,438
Heritage-Crystal Clean, Inc. (A)	2,973	57,974
Herman Miller, Inc.	23,870	803,226
HNI Corp.	17,732	649,878
Hudson Technologies, Inc. (A)	6,975	62,078
InnerWorkings, Inc. (A)	8,478	88,765
Interface, Inc.	11,773	223,687
ISS A/S	49,810	1,938,722
KEPCO Plant Service & Engineering Company, Ltd.	4,156	168,868
Kimball International, Inc., Class B	6,725	114,056
Knoll, Inc.	9,134	164,869
LSC Communications, Inc.	5,815	93,680
Matthews International Corp., Class A	5,626	338,967
McGrath RentCorp	4,077	164,588
Mobile Mini, Inc.	8,249	249,532
MSA Safety, Inc.	12,879	938,364
Multi-Color Corp.	2,538	202,532
Park24 Company, Ltd.	16,800	404,278
Pitney Bowes, Inc.	41,125	528,456
Quad/Graphics, Inc.	5,518	105,173
Republic Services, Inc.	39,253	2,560,866
Rollins, Inc.	21,152	939,360
RR Donnelley & Sons Company	14,217	131,223
S-1 Corp.	3,152	251,111
Secom Company, Ltd.	33,294	2,471,035
Securitas AB, B Shares	57,435	944,763
Societe BIC SA	4,961	595,939
Sohgo Security Services Company, Ltd.	11,400	498,768
SP Plus Corp. (A)	3,113	114,870
Steelcase, Inc., Class A	15,820	208,824
Stericycle, Inc. (A)	14,581	1,048,228
Team, Inc. (A)	5,045	62,306
Tetra Tech, Inc.	10,123	431,240
The Brink’s Company	8,231	645,722
Toppan Printing Company, Ltd.	84,000	841,506
UniFirst Corp.	2,717	390,161
US Ecology, Inc.	3,812	195,937
Viad Corp.	3,772	207,271
VSE Corp.	1,620	84,483
Waste Management, Inc.	69,012	5,321,515
West Corp.	8,154	190,559
		37,650,920
Construction and engineering – 0.5%
ACS Actividades de Construccion y Servicios SA	33,756	1,277,788
AECOM (A)	34,341	1,150,424
Aegion Corp. (A)	6,022	130,497
Ameresco, Inc., Class A (A)	4,688	33,988
Argan, Inc.	2,497	158,185
Boskalis Westminster	11,351	370,984
Bouygues SA	37,860	1,717,459
Chicago Bridge & Iron Company NV (C)	19,080	235,447
China Communications Construction Company, Ltd., H Shares	526,365	702,377
China Railway Construction Corp., H Shares	233,300	306,724
China Railway Group, Ltd., H Shares	473,000	379,235
China State Construction International Holdings, Ltd.	210,000	304,810
CIMIC Group, Ltd.	12,665	423,970
Comfort Systems USA, Inc.	6,836	232,766
Daelim Industrial Company, Ltd.	5,174	$385,531
Daewoo Engineering & Construction Company, Ltd. (A)	24,537	153,361
Dycom Industries, Inc. (A)(C)	12,293	991,799
Eiffage SA	13,004	1,343,569
EMCOR Group, Inc.	23,463	1,549,497
Ferrovial SA	66,773	1,523,660
Fluor Corp.	27,666	1,067,078
Gamuda BHD	301,700	377,495
Granite Construction, Inc.	15,954	881,139
Great Lakes Dredge & Dock Corp. (A)	11,658	47,215
GS Engineering & Construction Corp. (A)	9,450	239,676
HC2 Holdings, Inc. (A)	7,925	36,138
HOCHTIEF AG	4,010	707,546
Hyundai Development Co-Engineering &
Construction	11,364	380,332
Hyundai Engineering & Construction Company, Ltd.	14,573	526,823
IJM Corp. BHD	511,100	399,969
Jacobs Engineering Group, Inc.	24,130	1,314,844
JGC Corp.	33,500	538,469
Kajima Corp.	143,000	1,312,894
KBR, Inc.	57,399	933,882
Layne Christensen Company (A)	4,342	46,633
MasTec, Inc. (A)	11,880	484,704
MYR Group, Inc. (A)	2,938	75,830
Northwest Pipe Company (A)	2,137	39,193
NV5 Global, Inc. (A)	1,481	71,458
Obayashi Corp.	102,700	1,211,931
Orion Group Holdings, Inc. (A)	5,758	34,778
Primoris Services Corp.	6,960	199,126
Quanta Services, Inc. (A)	29,871	1,073,265
Shimizu Corp.	87,300	902,108
Sinopec Engineering Group Company, Ltd., H Shares	136,500	123,201
Skanska AB, B Shares	61,965	1,400,350
SNC-Lavalin Group, Inc.	27,988	1,222,619
Sterling Construction Company, Inc. (A)	5,532	65,167
Taisei Corp.	164,000	1,645,570
Tutor Perini Corp. (A)	7,228	189,012
Valmont Industries, Inc.	4,980	714,879
Vinci SA	89,755	8,258,308
Waskita Karya Persero Tbk PT	823,800	137,286
		40,030,989
Electrical equipment – 0.9%
ABB, Ltd.	332,976	7,704,531
Acuity Brands, Inc.	8,825	1,560,172
Allied Motion Technologies, Inc.	1,340	33,889
AMETEK, Inc.	46,003	2,909,690
Atkore International Group, Inc. (A)	5,661	94,312
AZZ, Inc.	4,798	234,622
Doosan Heavy Industries & Construction Company, Ltd.	10,169	162,754
Eaton Corp. PLC	89,128	6,395,825
Emerson Electric Company	127,635	7,535,570
Encore Wire Corp.	3,945	169,241
Energous Corp. (A)(C)	3,512	33,329
EnerSys	17,280	1,107,648
Fuji Electric Company, Ltd.	90,000	496,527
Generac Holdings, Inc. (A)	10,875	439,133
General Cable Corp.	9,476	160,618
Hubbell, Inc.	11,287	1,273,061
Legrand SA	47,744	3,348,389

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Electrical equipment (continued)
LSI Industries, Inc.	5,421	$30,845
Mabuchi Motor Company, Ltd.	7,800	368,444
Mitsubishi Electric Corp.	309,518	4,579,939
Nidec Corp.	38,100	4,321,222
OSRAM Licht AG	17,551	1,441,635
Plug Power, Inc. (A)(C)	39,658	84,868
Powell Industries, Inc.	1,832	52,157
Preformed Line Products Company	720	37,620
Prysmian SpA	30,776	970,090
Regal Beloit Corp.	9,881	745,027
Rockwell Automation, Inc.	25,471	4,178,772
Schneider Electric SE (A)	99,523	8,025,634
Schneider Electric SE (London Stock Exchange) (A)	1,474	119,043
Shanghai Electric Group Company, Ltd., H Shares (A)	321,136	145,959
Siemens Gamesa Renewable Energy SA	33,726	504,113
Sunrun, Inc. (A)(C)	14,841	99,435
Teco Electric & Machinery Company, Ltd.	332,600	311,327
Thermon Group Holdings, Inc. (A)	5,776	95,420
TPI Composites, Inc. (A)	2,001	40,700
Vestas Wind Systems A/S	66,634	6,072,890
Vicor Corp. (A)	3,087	60,042
Zhuzhou CRRC Times Electric Company, Ltd., H Shares	62,900	330,016
		66,274,509
Industrial conglomerates – 2.0%
3M Company	118,278	24,166,561
Aboitiz Equity Ventures, Inc.	248,840	362,018
Alfa SAB de CV, Class A	663,000	927,052
Alliance Global Group, Inc. (A)	559,700	152,051
Beijing Enterprises Holdings, Ltd.	59,614	333,635
Berli Jucker PCL	129,100	191,719
Carlisle Companies, Inc.	14,245	1,348,859
CITIC, Ltd.	679,033	1,044,739
CJ Corp.	2,700	424,669
CK Hutchison Holdings, Ltd.	471,972	6,187,911
DCC PLC	4,579	417,494
DMCI Holdings, Inc.	515,800	158,277
Far Eastern New Century Corp.	571,133	457,838
Fosun International, Ltd.	303,000	526,230
General Electric Company	1,725,013	42,349,069
Grupo Carso SAB de CV, Series A1	98,700	397,798
HAP Seng Consolidated BHD	108,900	232,192
Honeywell International, Inc.	151,624	20,965,050
Jardine Matheson Holdings, Ltd.	37,432	2,462,008
Jardine Strategic Holdings, Ltd.	38,700	1,699,082
JG Summit Holdings, Inc.	374,360	525,376
Keihan Holdings Company, Ltd.	73,000	440,504
Keppel Corp., Ltd.	391,231	1,826,382
KOC Holding AS	101,264	529,437
Koninklijke Philips NV	119,445	4,529,828
LG Corp.	17,554	1,310,421
NWS Holdings, Ltd.	264,230	508,544
Raven Industries, Inc.	6,700	187,600
Roper Technologies, Inc.	20,165	4,651,259
Samsung C&T Corp.	13,916	1,597,314
Seibu Holdings, Inc.	29,500	507,710
Sembcorp Industries, Ltd.	267,300	588,768
Shanghai Industrial Holdings, Ltd.	56,070	170,932
Siemens AG	159,862	20,927,373
Sime Darby BHD	440,100	927,797
SK Holdings Company, Ltd.	5,828	1,385,311
SM Investments Corp.	31,485	498,750
Smiths Group PLC	21,427	$428,178
The Bidvest Group, Ltd.	47,907	631,760
Toshiba Corp. (A)	643,000	1,793,679
Turkiye Sise ve Cam Fabrikalari AS	105,072	135,293
		148,906,468
Machinery – 2.1%
Actuant Corp., Class A	10,991	264,334
AGCO Corp.	14,716	1,007,310
Alamo Group, Inc.	1,633	149,844
Albany International Corp., Class A	5,313	284,777
Alfa Laval AB	53,896	1,221,307
Alstom SA	27,169	966,383
Altra Industrial Motion Corp.	5,286	243,420
Amada Company, Ltd.	54,500	597,839
American Railcar Industries, Inc. (C)	1,387	49,932
ANDRITZ AG	24,093	1,312,011
Astec Industries, Inc.	4,016	199,515
Atlas Copco AB, A Shares	123,203	4,833,518
Atlas Copco AB, B Shares	72,020	2,571,905
Barnes Group, Inc.	8,770	548,300
Blue Bird Corp. (A)(C)	1,764	32,105
Briggs & Stratton Corp.	6,983	146,224
Caterpillar, Inc.	116,677	13,708,381
Chart Industries, Inc. (A)	5,831	196,738
China Conch Venture Holdings, Ltd.	183,900	334,773
CIRCOR International, Inc.	3,158	151,647
CNH Industrial NV	153,834	1,747,354
Columbus McKinnon Corp.	3,599	118,875
Commercial Vehicle Group, Inc. (A)	5,299	31,476
Crane Company	11,153	827,887
CRRC Corp., Ltd., H Shares	486,000	439,448
Cummins, Inc.	30,810	4,910,498
Deere & Company	58,188	6,745,735
Donaldson Company, Inc.	29,130	1,376,393
Doosan Bobcat, Inc.	6,898	233,917
Douglas Dynamics, Inc.	3,913	136,564
Dover Corp.	30,833	2,617,105
Energy Recovery, Inc. (A)(C)	7,066	45,929
EnPro Industries, Inc.	3,823	269,407
ESCO Technologies, Inc.	4,541	247,257
FANUC Corp.	30,900	6,003,327
Federal Signal Corp.	11,191	209,160
Flowserve Corp.	26,126	1,026,229
Fortive Corp.	59,873	3,889,949
Franklin Electric Company, Inc.	8,332	321,199
FreightCar America, Inc.	2,628	47,724
GEA Group AG	38,204	1,683,720
Gencor Industries, Inc. (A)	1,963	30,230
Global Brass & Copper Holdings, Inc.	3,775	112,684
Graco, Inc.	12,250	1,414,998
Graham Corp.	2,254	45,148
Haitian International Holdings, Ltd.	75,000	225,640
Hardinge, Inc.	2,777	38,017
Harsco Corp. (A)	15,048	257,321
Hillenbrand, Inc.	11,237	401,723
Hino Motors, Ltd.	42,000	481,728
Hitachi Construction Machinery Company, Ltd.	17,400	490,566
Hiwin Technologies Corp.	39,005	347,592
Hoshizaki Corp.	8,400	730,458
Hurco Companies, Inc.	1,352	47,523
Hyster-Yale Materials Handling, Inc.	1,800	128,124
Hyundai Heavy Industries Company, Ltd. (A)	5,789	764,580
IDEX Corp.	16,827	1,978,519

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Machinery (continued)
IHI Corp.	248,000	$821,192
Illinois Tool Works, Inc.	61,585	8,468,553
IMI PLC	14,879	218,458
Ingersoll-Rand PLC	50,968	4,352,158
ITT, Inc.	19,551	789,078
John Bean Technologies Corp.	5,540	491,398
JTEKT Corp.	36,300	484,868
Kadant, Inc.	2,048	177,869
Kawasaki Heavy Industries, Ltd.	241,000	739,453
Kennametal, Inc.	31,996	1,119,860
Komatsu, Ltd.	147,700	3,986,120
Kone OYJ, Class B	62,466	3,389,953
Kubota Corp.	168,700	2,918,279
Kurita Water Industries, Ltd.	15,689	451,734
LB Foster Company, Class A	1,874	35,793
Lincoln Electric Holdings, Inc.	13,638	1,184,324
Lindsay Corp. (C)	1,787	154,701
Lydall, Inc. (A)	2,880	135,360
Makita Corp.	35,300	1,419,273
MAN SE	6,641	745,675
Meritor, Inc. (A)	15,078	299,449
Metso OYJ	21,213	703,785
Milacron Holdings Corp. (A)	8,709	138,909
Miller Industries, Inc.	1,963	49,271
MINEBEA MITSUMI, Inc.	62,100	1,020,778
Mitsubishi Heavy Industries, Ltd.	513,400	1,962,326
Mueller Industries, Inc.	10,413	310,620
Mueller Water Products, Inc., Class A	27,757	332,806
Nabtesco Corp.	17,900	626,812
Navistar International Corp. (A)	9,304	317,825
NGK Insulators, Ltd.	42,300	789,747
NN, Inc.	4,717	120,284
Nordson Corp.	11,820	1,291,926
NSK, Ltd.	62,500	740,772
Omega Flex, Inc.	558	32,358
Oshkosh Corp.	16,493	1,230,378
PACCAR, Inc.	70,674	4,687,806
Parker-Hannifin Corp.	27,050	4,352,075
Park-Ohio Holdings Corp.	1,628	64,876
Pentair PLC	33,456	2,075,945
Proto Labs, Inc. (A)	4,465	320,587
RBC Bearings, Inc. (A)	4,092	451,225
REV Group, Inc.	2,238	56,375
Rexnord Corp. (A)	18,503	441,852
Samsung Heavy Industries Company, Ltd. (A)	47,782	455,024
Sandvik AB	207,894	3,437,105
Schindler Holding AG	3,235	680,017
Schindler Holding AG, Participation Certificates	6,771	1,451,171
SKF AB, B Shares	69,129	1,381,821
SMC Corp.	9,196	3,156,653
Snap-on, Inc.	11,490	1,695,579
Spartan Motors, Inc.	6,848	63,002
SPX Corp. (A)	8,067	194,415
SPX FLOW, Inc. (A)	7,740	259,058
Standex International Corp.	2,316	221,062
Stanley Black & Decker, Inc.	30,208	4,349,952
Sumitomo Heavy Industries, Ltd.	95,000	708,420
Sun Hydraulics Corp.	4,443	212,864
Supreme Industries, Inc., Class A	2,755	57,690
Tennant Company	3,047	185,715
Terex Corp.	19,714	759,975
The Eastern Company	1,218	31,851
The Gorman-Rupp Company	3,247	98,839
The Greenbrier Companies, Inc. (C)	5,040	$216,216
The Manitowoc Company, Inc. (A)	24,988	205,651
The Timken Company	15,478	694,188
The Toro Company	23,723	1,463,235
The Weir Group PLC	12,220	283,578
THK Company, Ltd.	19,500	650,860
Titan International, Inc.	8,995	77,177
TriMas Corp. (A)	8,627	208,773
Trinity Industries, Inc.	33,556	967,755
Twin Disc, Inc. (A)	2,057	35,710
Volvo AB, B Shares	285,874	4,886,181
Wabash National Corp. (C)	10,985	230,905
Wabtec Corp. (C)	19,044	1,343,935
Wartsila OYJ ABP	27,563	1,902,332
Watts Water Technologies, Inc., Class A	4,983	307,451
WEG SA	104,360	678,306
Weichai Power Company, Ltd., H Shares	230,680	238,250
Woodward, Inc.	21,536	1,512,043
Xylem, Inc.	35,999	2,234,458
Yangzijiang Shipbuilding Holdings, Ltd.	623,800	689,436
		161,973,806
Marine – 0.1%
A.P. Moller - Maersk A/S, Series A	1,117	2,189,463
A.P. Moller - Maersk A/S, Series B	1,990	4,110,629
Costamare, Inc.	6,773	42,467
Eagle Bulk Shipping, Inc. (A)(C)	7,916	35,859
Evergreen Marine Corp Taiwan, Ltd. (A)	322,760	246,645
Kirby Corp. (A)	11,909	745,503
Kuehne + Nagel International AG	8,894	1,611,776
Matson, Inc.	7,971	205,652
MISC BHD	248,100	433,026
Mitsui OSK Lines, Ltd.	186,000	597,026
Nippon Yusen KK (A)	259,000	512,989
Pan Ocean Company, Ltd. (A)	41,053	234,373
Safe Bulkers, Inc. (A)(C)	11,479	37,192
Scorpio Bulkers, Inc. (A)(C)	10,682	85,990
		11,088,590
Professional services – 0.5%
Adecco Group AG	27,112	1,965,165
Barrett Business Services, Inc.	1,286	66,332
Bureau Veritas SA	46,747	1,111,337
Capita PLC	36,570	306,914
CBIZ, Inc. (A)	8,811	133,487
CRA International, Inc.	1,617	60,686
Equifax, Inc.	20,492	2,919,495
Experian PLC	51,012	1,025,741
Exponent, Inc.	4,644	316,256
Franklin Covey Company (A)	2,092	39,330
FTI Consulting, Inc. (A)	7,572	256,767
GP Strategies Corp. (A)	2,344	67,038
Heidrick & Struggles International, Inc.	3,340	60,955
Hill International, Inc. (A)	7,300	34,675
Huron Consulting Group, Inc. (A)	4,324	130,801
ICF International, Inc. (A)	3,430	164,812
IHS Markit, Ltd. (A)	54,278	2,542,382
Insperity, Inc.	3,334	267,720
Intertek Group PLC	8,624	570,619
Kelly Services, Inc., Class A	5,236	113,255
Kforce, Inc.	4,196	75,528
Korn/Ferry International	9,290	309,543
ManpowerGroup, Inc.	14,791	1,649,344
Mistras Group, Inc. (A)	3,281	62,044
Navigant Consulting, Inc. (A)	9,177	140,683
Nielsen Holdings PLC	57,003	2,214,567

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Professional services (continued)
On Assignment, Inc. (A)	9,129	$435,453
Randstad Holding NV	15,411	901,018
Recruit Holdings Company, Ltd.	176,200	3,511,588
RELX NV	122,939	2,581,735
RELX PLC	57,789	1,263,622
Resources Connection, Inc.	5,312	67,728
Robert Half International, Inc.	21,993	996,283
RPX Corp. (A)	7,976	104,167
SEEK, Ltd.	43,019	573,776
SGS SA	902	2,013,375
The Advisory Board Company (A)	7,312	389,364
The Dun & Bradstreet Corp.	8,136	906,676
TriNet Group, Inc. (A)	7,520	268,690
TrueBlue, Inc. (A)	7,998	163,559
Verisk Analytics, Inc. (A)	26,204	2,123,834
WageWorks, Inc. (A)	6,692	394,493
Willdan Group, Inc. (A)	1,428	44,282
Wolters Kluwer NV	38,506	1,682,262
		35,027,381
Road and rail – 1.4%
ArcBest Corp.	4,684	139,115
Aurizon Holdings, Ltd.	265,698	1,046,632
Avis Budget Group, Inc. (A)	32,115	1,163,526
BTS Group Holdings PCL	718,800	187,430
Canadian National Railway Company	134,041	10,864,969
Canadian Pacific Railway, Ltd.	26,010	4,047,250
Central Japan Railway Company	22,988	3,897,714
CJ Logistics Corp. (A)	1,492	223,810
ComfortDelGro Corp., Ltd.	579,400	979,643
Covenant Transportation Group, Inc., Class A (A)	2,404	57,720
CSX Corp.	281,254	14,118,951
Daseke, Inc. (A)(C)	4,760	62,356
DSV A/S	56,874	4,037,202
East Japan Railway Company	52,800	4,847,116
Genesee & Wyoming, Inc., Class A (A)	13,567	930,154
Hankyu Hanshin Holdings, Inc.	38,100	1,452,961
Heartland Express, Inc.	8,237	182,614
Hertz Global Holdings, Inc. (A)(C)	9,718	211,269
J.B. Hunt Transport Services, Inc.	26,530	2,623,552
Kansas City Southern	32,037	3,313,587
Keikyu Corp.	74,000	786,613
Keio Corp.	89,600	745,617
Keisei Electric Railway Company, Ltd.	21,635	589,896
Kintetsu Group Holdings Company, Ltd.	281,000	1,061,897
Knight Transportation, Inc. (C)	27,539	1,075,398
Kyushu Railway Company	24,800	776,796
Landstar System, Inc.	9,245	863,021
Localiza Rent a Car SA	31,533	596,527
Marten Transport, Ltd.	7,171	122,983
MTR Corp., Ltd.	256,368	1,500,545
Nagoya Railroad Company, Ltd.	141,000	631,494
Nippon Express Company, Ltd.	132,800	916,460
Norfolk Southern Corp.	88,379	10,651,437
Odakyu Electric Railway Company, Ltd.	46,400	898,821
Old Dominion Freight Line, Inc.	15,271	1,525,573
Roadrunner Transportation Systems, Inc. (A)	6,032	45,059
Rumo SA (A)	154,200	506,023
Ryder System, Inc.	11,810	916,456
Saia, Inc. (A)	4,751	268,669
Schneider National, Inc., Class B	5,617	124,978
Swift Transportation Company (A)(C)	13,074	366,726
Tobu Railway Company, Ltd.	150,000	830,130
Tokyu Corp.	83,993	1,223,770
Union Pacific Corp.	246,060	$25,910,118
Werner Enterprises, Inc.	18,538	613,608
West Japan Railway Company	26,200	1,905,556
YRC Worldwide, Inc. (A)	6,018	80,581
		109,922,323
Trading companies and distributors – 0.5%
AerCap Holdings NV (A)	19,400	975,820
Aircastle, Ltd.	8,710	195,278
AKR Corporindo Tbk PT	304,100	154,548
Applied Industrial Technologies, Inc.	6,860	391,020
Ashtead Group PLC	27,465	590,842
Beacon Roofing Supply, Inc. (A)	10,819	509,575
BMC Stock Holdings, Inc. (A)	12,118	245,995
Brenntag AG	32,081	1,702,611
Bunzl PLC	17,292	516,847
CAI International, Inc. (A)	2,816	87,268
DXP Enterprises, Inc. (A)	2,907	78,751
Fastenal Company	57,006	2,432,446
Finning International, Inc.	31,615	723,316
GATX Corp. (C)	15,503	939,172
GMS, Inc. (A)	4,099	131,906
H&E Equipment Services, Inc.	5,593	131,659
Herc Holdings, Inc. (A)	4,623	195,183
ITOCHU Corp.	239,837	3,916,436
Kaman Corp.	4,704	230,684
Marubeni Corp.	265,500	1,727,731
MISUMI Group, Inc.	44,000	1,130,171
Mitsubishi Corp.	241,300	5,582,590
Mitsui & Company, Ltd.	272,300	4,075,361
MRC Global, Inc. (A)	16,649	262,555
MSC Industrial Direct Company, Inc., Class A	9,942	684,805
Neff Corp., Class A (A)	1,705	42,540
Nexeo Solutions, Inc. (A)	4,842	34,717
NOW, Inc. (A)	43,575	508,085
Posco Daewoo Corp.	7,259	136,681
Rexel SA	54,799	819,168
Rush Enterprises, Inc., Class A (A)	5,125	210,074
Rush Enterprises, Inc., Class B (A)	1,240	47,765
SiteOne Landscape Supply, Inc. (A)	6,130	307,971
SK Networks Company, Ltd.	26,216	163,333
Sumitomo Corp.	190,055	2,692,066
Textainer Group Holdings, Ltd. (A)	4,890	86,798
Titan Machinery, Inc. (A)	3,695	47,666
Toyota Tsusho Corp.	34,393	1,058,309
Travis Perkins PLC	13,237	257,835
Triton International, Ltd. (A)	7,992	295,065
United Rentals, Inc. (A)	16,903	1,995,568
Veritiv Corp. (A)	2,015	56,420
W.W. Grainger, Inc.	10,631	1,728,282
Watsco, Inc.	6,703	987,754
Wolseley PLC	13,711	816,501
		39,905,168
Transportation infrastructure – 0.3%
Abertis Infraestructuras SA	95,377	1,930,356
Aena SA (B)	9,361	1,831,072
Aeroports de Paris	5,246	935,553
Airports of Thailand PCL	559,200	919,671
Atlantia SpA	67,832	2,184,100
Auckland International Airport, Ltd.	126,810	619,204
Bangkok Expressway & Metro PCL	877,800	206,513
Beijing Capital International Airport
Company, Ltd., H Shares	174,611	283,006

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Transportation infrastructure (continued)
CCR SA	230,215	$1,276,920
China Merchants Port Holdings Company, Ltd.	154,031	504,621
COSCO SHIPPING Ports, Ltd.	183,508	217,242
Fraport AG Frankfurt Airport Services Worldwide	8,692	858,504
Groupe Eurotunnel SE	82,968	989,229
Grupo Aeroportuario del Pacifico SAB de CV, B Shares	77,400	855,115
Grupo Aeroportuario del Sureste SAB de CV, B Shares	45,250	921,210
Hutchison Port Holdings Trust	1,417,900	645,968
International Container Terminal Services, Inc.	67,890	138,746
Japan Airport Terminal Company, Ltd.	7,400	268,267
Jasa Marga Persero Tbk PT	379,754	165,752
Jiangsu Expressway Company, Ltd., H Shares	134,855	207,014
Kamigumi Company, Ltd.	37,000	409,701
Malaysia Airports Holdings BHD	154,022	324,743
Promotora y Operadora de Infraestructura SAB de CV	48,910	534,476
SATS, Ltd.	175,700	626,667
Sydney Airport	141,525	833,610
Taiwan High Speed Rail Corp.	306,632	270,579
TAV Havalimanlari Holding AS	22,408	137,834
Transurban Group	265,756	2,576,204
Westports Holdings BHD	177,300	156,113
Zhejiang Expressway Company, Ltd., H Shares	168,282	210,638
		22,038,628
		958,688,609
Information technology – 19.0%
Communications equipment – 0.9%
Acacia Communications, Inc. (A)(C)	3,580	174,811
ADTRAN, Inc.	8,988	198,635
Applied Optoelectronics, Inc. (A)(C)	3,430	202,782
ARRIS International PLC (A)	41,408	1,153,627
Brocade Communications Systems, Inc.	90,418	1,119,375
CalAmp Corp. (A)	6,034	111,870
Calix, Inc. (A)	8,283	40,587
Ciena Corp. (A)	56,507	1,221,116
Cisco Systems, Inc.	1,066,085	34,338,598
Comtech Telecommunications Corp.	4,135	80,922
Digi International, Inc. (A)	5,238	48,190
EMCORE Corp. (A)	5,081	46,237
Extreme Networks, Inc. (A)	20,536	234,726
F5 Networks, Inc. (A)	13,706	1,636,222
Finisar Corp. (A)	20,000	483,000
Harmonic, Inc. (A)	14,575	47,369
Harris Corp.	26,275	3,229,198
Infinera Corp. (A)	27,048	228,826
InterDigital, Inc.	13,860	988,911
Juniper Networks, Inc.	81,086	2,248,515
KVH Industries, Inc. (A)	3,373	39,801
Lumentum Holdings, Inc. (A)	10,952	622,621
Motorola Solutions, Inc.	34,590	3,048,071
NETGEAR, Inc. (A)	5,928	284,544
NetScout Systems, Inc. (A)	36,202	1,185,616
Nokia OYJ	1,086,530	6,739,524
Oclaro, Inc. (A)(C)	30,533	256,783
Plantronics, Inc.	13,412	571,754
Quantenna Communications, Inc. (A)	3,870	71,905
ShoreTel, Inc. (A)	12,694	$94,570
Sonus Networks, Inc. (A)	8,886	61,402
Telefonaktiebolaget LM Ericsson, B Shares	563,534	3,304,858
Ubiquiti Networks, Inc. (A)(C)	4,199	250,218
ViaSat, Inc. (A)(C)	21,206	1,348,914
Viavi Solutions, Inc. (A)	41,187	413,517
ZTE Corp., H Shares (A)	86,515	236,453
		66,364,068
Electronic equipment, instruments and components – 1.4%
AAC Technologies Holdings, Inc.	86,500	1,582,987
Alps Electric Company, Ltd.	31,900	877,194
Amphenol Corp., Class A	64,856	5,249,445
Anixter International, Inc. (A)	5,179	382,210
Arrow Electronics, Inc. (A)	19,591	1,556,113
AU Optronics Corp.	1,588,851	654,123
Avnet, Inc.	27,562	1,063,066
AVX Corp.	8,652	150,977
Badger Meter, Inc.	5,079	233,126
Bel Fuse, Inc., Class B	1,948	49,674
Belden, Inc.	16,835	1,297,473
Benchmark Electronics, Inc. (A)	8,893	289,023
Cognex Corp.	19,106	2,081,981
Coherent, Inc. (A)	5,430	1,266,928
Control4 Corp. (A)	4,264	105,577
Corning, Inc.	195,502	5,622,638
CTS Corp.	6,279	141,278
Daktronics, Inc.	6,960	67,025
Delta Electronics Thailand PCL	62,500	167,563
Delta Electronics, Inc.	352,898	1,941,437
Electro Scientific Industries, Inc. (A)	6,359	78,343
ePlus, Inc. (A)	2,444	204,563
Fabrinet (A)	6,536	253,858
FARO Technologies, Inc. (A)	2,955	101,800
Fitbit, Inc., Class A (A)(C)	33,856	204,152
FLIR Systems, Inc.	30,654	1,164,852
Hamamatsu Photonics KK	22,100	684,354
Hexagon AB, B Shares	47,433	2,329,221
Hirose Electric Company, Ltd.	5,100	706,521
Hitachi High-Technologies Corp.	11,100	396,423
Hitachi, Ltd.	774,000	5,327,928
Hon Hai Precision Industry Company, Ltd.	2,822,216	11,020,894
II-VI, Inc. (A)	10,884	390,191
Ingenico Group SA	10,413	1,032,940
Innolux Corp.	1,644,300	803,990
Insight Enterprises, Inc. (A)	6,525	261,522
IPG Photonics Corp. (A)	8,286	1,456,596
Iteris, Inc. (A)(C)	5,039	32,350
Itron, Inc. (A)	6,082	441,553
Jabil, Inc.	40,196	1,260,145
KCE Electronics PCL	27,000	71,184
KEMET Corp. (A)	8,016	191,663
Keyence Corp.	15,503	8,082,604
Keysight Technologies, Inc. (A)	40,728	1,664,146
Kimball Electronics, Inc. (A)	4,670	88,964
Knowles Corp. (A)	35,928	527,064
Kyocera Corp.	51,100	3,068,049
Largan Precision Company, Ltd.	18,590	3,605,673
LG Display Company, Ltd.	42,771	1,186,754
LG Innotek Company, Ltd.	2,685	441,489
Littelfuse, Inc.	8,990	1,673,578
Maxwell Technologies, Inc. (A)	7,401	41,224

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Electronic equipment, instruments and components (continued)
Mesa Laboratories, Inc. (C)	567	$77,435
Methode Electronics, Inc.	6,527	266,954
Microvision, Inc. (A)(C)	15,045	35,657
MTS Systems Corp.	3,222	155,945
Murata Manufacturing Company, Ltd.	30,599	4,688,717
National Instruments Corp.	23,432	946,418
Nippon Electric Glass Company, Ltd.	13,500	513,825
Novanta, Inc. (A)	5,969	233,388
Omron Corp.	30,767	1,546,782
OSI Systems, Inc. (A)	3,173	263,549
Park Electrochemical Corp.	3,722	67,592
PC Connection, Inc.	2,100	53,571
Plexus Corp. (A)	6,040	314,563
Radisys Corp. (A)	8,656	13,590
Rogers Corp. (A)	3,218	381,494
Samsung Electro-Mechanics Company, Ltd.	10,321	929,102
Samsung SDI Company, Ltd.	10,071	1,759,722
Sanmina Corp. (A)	13,159	492,805
ScanSource, Inc. (A)	4,675	183,494
Shimadzu Corp.	39,900	734,204
Sunny Optical Technology Group Company, Ltd.	84,850	1,220,594
SYNNEX Corp.	11,555	1,382,094
Synnex Technology International Corp.	246,544	275,667
Systemax, Inc.	2,173	53,108
TDK Corp.	20,800	1,394,318
TE Connectivity, Ltd.	75,714	6,026,834
Tech Data Corp. (A)	13,854	1,527,958
Trimble, Inc. (A)	55,766	2,157,029
TTM Technologies, Inc. (A)	17,127	243,888
VeriFone Systems, Inc. (A)	44,668	883,086
Vishay Intertechnology, Inc.	53,354	944,366
Vishay Precision Group, Inc. (A)	2,222	48,551
WPG Holdings, Ltd.	271,000	353,556
Yaskawa Electric Corp.	40,600	1,230,621
Yokogawa Electric Corp.	36,300	566,079
Zebra Technologies Corp., Class A (A)	11,635	1,199,452
Zhen Ding Technology Holding, Ltd.	83,817	194,829
		106,935,263
Internet software and services – 3.9%
2U, Inc. (A)	7,851	393,335
58.com, Inc., ADR (A)	10,700	670,141
Actua Corp. (A)	5,914	75,699
Akamai Technologies, Inc. (A)	34,891	1,645,111
Alarm.com Holdings, Inc. (A)	3,573	160,499
Alibaba Group Holding, Ltd., ADR (A)	133,056	22,851,037
Alphabet, Inc., Class A (A)	60,348	57,646,824
Alphabet, Inc., Class C (A)	60,446	56,778,741
Alteryx, Inc., Class A (A)	1,820	42,934
Amber Road, Inc. (A)	4,142	33,385
Angie’s List, Inc. (A)(C)	7,183	87,345
Appfolio, Inc., Class A (A)	1,538	65,980
Apptio, Inc., Class A (A)	3,225	57,405
Auto Trader Group PLC (B)	49,306	225,581
Autohome, Inc., ADR (A)(C)	6,100	392,047
Baidu, Inc., ADR (A)	32,100	7,320,405
Bankrate, Inc. (A)	8,286	114,761
Bazaarvoice, Inc. (A)	15,683	74,494
Benefitfocus, Inc. (A)(C)	2,820	86,997
Blucora, Inc. (A)	7,168	163,430
Box, Inc., Class A (A)	14,367	281,881
Brightcove, Inc. (A)	6,674	47,052
Carbonite, Inc. (A)	4,333	86,660
Care.com, Inc. (A)	2,590	$38,772
Cars.com, Inc. (A)(C)	28,861	746,345
ChannelAdvisor Corp. (A)	4,730	54,868
Cimpress NV (A)(C)	4,480	414,131
Cloudera, Inc. (A)(C)	2,504	48,578
CommerceHub, Inc., Series A (A)	3,099	68,705
CommerceHub, Inc., Series C (A)	4,915	104,345
Cornerstone OnDemand, Inc. (A)	9,490	331,960
Coupa Software, Inc. (A)	5,189	158,057
DeNA Company, Ltd.	16,700	356,979
eBay, Inc. (A)	203,668	7,358,525
Endurance International Group Holdings, Inc. (A)(C)	10,285	79,195
Envestnet, Inc. (A)	7,842	348,577
Facebook, Inc., Class A (A)	478,991	82,372,082
Five9, Inc. (A)	9,885	212,528
Gogo, Inc. (A)(C)	10,257	143,701
GrubHub, Inc. (A)(C)	15,467	883,011
GTT Communications, Inc. (A)	5,837	185,325
Hortonworks, Inc. (A)	8,565	145,519
Instructure, Inc. (A)	3,824	113,190
Internap Corp. (A)(C)	14,940	66,782
j2 Global, Inc.	18,912	1,423,695
Kakaku.com, Inc.	22,000	274,251
Kakao Corp.	6,250	683,690
Limelight Networks, Inc. (A)	14,599	52,410
Liquidity Services, Inc. (A)	6,173	35,186
LivePerson, Inc. (A)	9,801	131,333
LogMeIn, Inc.	11,617	1,328,985
MINDBODY, Inc., Class A (A)(C)	6,378	150,840
Mixi, Inc.	7,300	389,918
Momo, Inc., ADR (A)	10,400	400,712
MuleSoft, Inc., Class A (A)(C)	2,729	59,492
NAVER Corp.	5,109	3,426,811
NetEase, Inc., ADR	9,404	2,593,999
New Relic, Inc. (A)	5,405	258,900
NIC, Inc.	12,269	200,598
Nutanix, Inc., Class A (A)(C)	6,048	133,056
Okta, Inc. (A)(C)	2,214	59,756
Q2 Holdings, Inc. (A)	5,893	239,256
QuinStreet, Inc. (A)	8,544	45,710
Quotient Technology, Inc. (A)	13,982	209,730
Shopify, Inc., Class A (A)	14,204	1,569,691
Shutterstock, Inc. (A)(C)	3,215	107,960
SINA Corp. (A)	6,700	682,261
SPS Commerce, Inc. (A)	2,933	178,678
Stamps.com, Inc. (A)(C)	2,835	542,194
Tencent Holdings, Ltd.	668,512	28,130,765
The Meet Group, Inc. (A)	12,287	48,165
The Trade Desk, Inc., Class A (A)	2,997	158,751
TrueCar, Inc. (A)	11,959	202,705
Tucows, Inc., Class A (A)(C)	1,597	84,401
Twilio, Inc., Class A (A)(C)	11,307	331,069
United Internet AG	25,501	1,515,469
VeriSign, Inc. (A)(C)	17,872	1,854,220
Web.com Group, Inc. (A)	7,345	185,829
WebMD Health Corp. (A)	14,949	993,212
Weibo Corp., ADR (A)	4,200	424,620
XO Group, Inc. (A)	4,560	84,907
Yahoo Japan Corp.	225,507	1,035,288
Yelp, Inc. (A)	14,007	596,698
YY, Inc., ADR (A)	3,700	276,464
		294,634,594

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
IT services – 2.8%
Accenture PLC, Class A	126,394	$16,527,279
Acxiom Corp. (A)	31,510	733,868
Alliance Data Systems Corp.	11,445	2,580,848
Amadeus IT Group SA	60,692	3,767,800
Atos SE	16,834	2,596,562
Automatic Data Processing, Inc.	91,202	9,710,277
Blackhawk Network Holdings, Inc. (A)	9,797	438,906
Broadridge Financial Solutions, Inc.	25,927	2,025,677
CACI International, Inc., Class A (A)	4,334	562,553
Capgemini SE	28,726	3,184,648
Cardtronics PLC, Class A (A)	8,455	219,661
Cass Information Systems, Inc.	2,139	130,950
CGI Group, Inc., Class A (A)	38,710	1,969,366
Cielo SA	230,424	1,641,886
Cognizant Technology Solutions Corp., Class A	120,228	8,508,536
Computershare, Ltd.	60,339	675,181
Convergys Corp.	37,578	883,083
CoreLogic, Inc. (A)	18,664	876,648
CSG Systems International, Inc.	6,196	239,847
CSRA, Inc.	30,351	956,360
DST Systems, Inc.	13,619	699,063
DXC Technology Company	57,814	4,914,190
EPAM Systems, Inc. (A)	8,722	709,360
Everi Holdings, Inc. (A)	11,394	87,848
EVERTEC, Inc.	11,219	206,430
ExlService Holdings, Inc. (A)	5,902	332,165
Fidelity National Information Services, Inc.	67,358	6,258,905
Fiserv, Inc. (A)	43,539	5,386,210
Forrester Research, Inc.	1,758	71,639
Fujitsu, Ltd.	315,000	2,335,054
Gartner, Inc. (A)	18,346	2,212,344
Global Payments, Inc.	30,870	2,947,776
IBM Corp.	174,050	24,894,372
Jack Henry & Associates, Inc.	17,123	1,764,868
Leidos Holdings, Inc.	31,639	1,845,186
ManTech International Corp., Class A	4,793	192,774
Mastercard, Inc., Class A	191,024	25,463,499
MAXIMUS, Inc.	25,778	1,566,787
MoneyGram International, Inc. (A)	5,167	81,432
Nomura Research Institute, Ltd.	20,800	809,874
NTT Data Corp.	98,600	1,064,850
Obic Company, Ltd.	10,200	639,856
Otsuka Corp.	8,000	530,224
Paychex, Inc.	64,868	3,699,422
PayPal Holdings, Inc. (A)	227,603	14,038,553
Perficient, Inc. (A)	6,090	111,447
Planet Payment, Inc. (A)	9,461	37,466
Presidio, Inc. (A)(C)	3,265	45,416
Sabre Corp.	45,378	836,770
Samsung SDS Company, Ltd.	6,414	956,556
Science Applications International Corp.	17,459	1,289,871
ServiceSource International, Inc. (A)	14,687	51,698
Sykes Enterprises, Inc. (A)	7,382	196,804
Syntel, Inc.	5,918	106,879
TeleTech Holdings, Inc.	2,462	97,741
Teradata Corp. (A)	28,862	921,275
The Hackett Group, Inc.	4,337	59,243
The Western Union Company	96,287	1,821,750
Total System Services, Inc.	33,546	2,318,700
Travelport Worldwide, Ltd.	22,457	339,999
TravelSky Technology, Ltd., H Shares	109,000	298,474
Unisys Corp. (A)(C)	8,789	68,115
Virtusa Corp. (A)	4,911	178,368
Visa, Inc., Class A	376,185	$38,942,671
WEX, Inc. (A)	8,512	929,000
Worldpay Group PLC (B)	109,743	592,178
		211,183,038
Semiconductors and semiconductor equipment – 2.9%
Advanced Energy Industries, Inc. (A)	7,099	522,060
Advanced Micro Devices, Inc. (A)	130,940	1,702,220
Advanced Semiconductor Engineering, Inc.	1,185,844	1,435,418
Alpha & Omega Semiconductor, Ltd. (A)	3,557	56,485
Ambarella, Inc. (A)(C)	5,867	319,165
Amkor Technology, Inc. (A)	19,639	172,430
Analog Devices, Inc.	62,174	5,202,099
Applied Materials, Inc.	182,450	8,232,144
ASM Pacific Technology, Ltd.	46,800	580,000
ASML Holding NV	47,801	7,462,923
Axcelis Technologies, Inc. (A)	5,268	110,101
AXT, Inc. (A)	6,971	54,374
Broadcom, Ltd.	68,163	17,181,847
Brooks Automation, Inc.	12,528	326,605
Cabot Microelectronics Corp.	4,488	321,431
CEVA, Inc. (A)	4,107	166,539
Cirrus Logic, Inc. (A)	25,623	1,485,622
Cohu, Inc.	4,797	89,992
Cree, Inc. (A)	39,001	948,894
Cypress Semiconductor Corp.	72,644	994,496
Diodes, Inc. (A)	7,137	200,835
Disco Corp.	4,500	807,924
DSP Group, Inc. (A)	4,353	51,801
Entegris, Inc. (A)	25,532	649,789
First Solar, Inc. (A)	17,248	809,966
FormFactor, Inc. (A)	13,642	205,994
GCL-Poly Energy Holdings, Ltd. (A)	1,500,000	169,050
Globalwafers Company, Ltd.	27,000	215,191
Hanergy Thin Film Power Group, Ltd. (A)(D)	1,136,000	31,210
Hyundai Robotics Company, Ltd. (A)	1,806	710,070
Ichor Holdings, Ltd. (A)	2,044	46,767
Impinj, Inc. (A)(C)	3,092	118,238
Infineon Technologies AG	236,339	5,457,999
Inphi Corp. (A)	7,649	292,880
Integrated Device Technology, Inc. (A)	53,305	1,317,167
Intel Corp.	799,612	28,042,393
IXYS Corp. (A)	4,604	105,892
KLA-Tencor Corp.	26,804	2,511,267
Kopin Corp. (A)	12,364	49,703
Lam Research Corp.	27,405	4,548,682
Lattice Semiconductor Corp. (A)	21,529	121,639
MACOM Technology Solutions Holdings, Inc. (A)	7,368	335,539
MaxLinear, Inc. (A)	11,046	238,594
MediaTek, Inc.	272,752	2,452,760
Microchip Technology, Inc.	38,963	3,381,988
Micron Technology, Inc. (A)	176,032	5,627,743
Microsemi Corp. (A)	25,463	1,282,826
MKS Instruments, Inc.	9,654	795,007
Monolithic Power Systems, Inc.	15,449	1,565,293
Nanometrics, Inc. (A)	4,262	109,917
Nanya Technology Corp.	124,196	267,042
NeoPhotonics Corp. (A)(C)	6,002	35,112
Novatek Microelectronics Corp.	102,900	401,374
NVE Corp.	918	69,621
NVIDIA Corp.	100,973	17,108,865
NXP Semiconductors NV (A)	44,300	5,004,128

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Semiconductors and semiconductor equipment (continued)
PDF Solutions, Inc. (A)	4,996	$75,889
Phison Electronics Corp.	26,884	363,680
Photronics, Inc. (A)	11,708	92,493
Power Integrations, Inc.	5,165	376,270
Powertech Technology, Inc.	123,199	375,171
Qorvo, Inc. (A)	21,727	1,590,851
QUALCOMM, Inc.	250,946	13,116,947
Rambus, Inc. (A)	20,497	265,846
Realtek Semiconductor Corp.	79,584	309,344
Rohm Company, Ltd.	15,100	1,175,686
Rudolph Technologies, Inc. (A)	6,072	134,798
Semiconductor Manufacturing International Corp. (A)	317,399	299,198
Semtech Corp. (A)	11,648	437,965
Sigma Designs, Inc. (A)	7,882	49,263
Silicon Laboratories, Inc. (A)	16,826	1,277,093
Siliconware Precision Industries Company, Ltd.	346,000	548,458
SK Hynix, Inc.	106,310	6,490,159
Skyworks Solutions, Inc.	31,432	3,311,676
STMicroelectronics NV	114,297	1,987,885
SunPower Corp. (A)(C)	10,564	93,386
Synaptics, Inc. (A)	13,841	575,370
Taiwan Semiconductor Manufacturing Company, Ltd.	4,447,915	32,013,839
Teradyne, Inc.	43,870	1,562,211
Texas Instruments, Inc.	169,280	14,019,770
Tokyo Electron, Ltd.	25,015	3,523,072
Ultra Clean Holdings, Inc. (A)	5,697	131,430
United Microelectronics Corp.	2,161,774	1,080,581
Vanguard International Semiconductor Corp.	156,302	282,729
Veeco Instruments, Inc. (A)	8,914	168,475
Versum Materials, Inc.	23,964	884,991
Xcerra Corp. (A)	9,464	92,936
Xilinx, Inc.	42,012	2,775,313
Xperi Corp.	9,062	246,940
		222,234,826
Software – 3.6%
8x8, Inc. (A)	16,335	231,140
A10 Networks, Inc. (A)	8,791	57,581
ACI Worldwide, Inc. (A)	47,086	1,071,677
Activision Blizzard, Inc.	132,817	8,707,483
Adobe Systems, Inc. (A)	94,752	14,701,720
Agilysys, Inc. (A)	4,263	43,866
American Software, Inc., Class A	5,326	58,639
ANSYS, Inc. (A)	16,367	2,108,397
Aspen Technology, Inc. (A)	13,399	847,487
Autodesk, Inc. (A)	37,032	4,238,683
Barracuda Networks, Inc. (A)	4,398	106,476
Blackbaud, Inc.	19,095	1,611,809
Blackline, Inc. (A)	1,937	59,795
Bottomline Technologies, Inc. (A)	7,398	224,233
BroadSoft, Inc. (A)	5,600	277,480
CA, Inc.	60,342	2,002,148
Cadence Design Systems, Inc. (A)	61,654	2,422,386
Callidus Software, Inc. (A)	11,788	303,541
CDK Global, Inc.	32,016	2,065,032
Check Point Software Technologies, Ltd. (A)	8,500	950,895
Citrix Systems, Inc. (A)	29,238	2,286,704
CommVault Systems, Inc. (A)	16,185	988,094
Constellation Software, Inc.	3,603	2,003,427
Dassault Systemes SA	22,742	2,240,074
Digimarc Corp. (A)(C)	1,842	$56,918
Ebix, Inc. (C)	4,404	254,111
Electronic Arts, Inc. (A)	59,408	7,218,072
Ellie Mae, Inc. (A)	6,070	503,689
Everbridge, Inc. (A)	3,007	69,672
Exa Corp. (A)	2,923	41,945
Fair Isaac Corp.	12,267	1,726,703
Fortinet, Inc. (A)	32,943	1,258,423
Gemalto NV	10,526	569,168
Gigamon, Inc. (A)	6,633	284,887
Glu Mobile, Inc. (A)	19,140	69,670
Guidance Software, Inc. (A)	5,092	36,051
HubSpot, Inc. (A)	6,082	446,115
Imperva, Inc. (A)	6,121	273,303
Intuit, Inc.	46,475	6,573,889
Kingsoft Corp., Ltd.	94,000	223,712
Konami Holdings Corp.	14,800	771,742
LINE Corp. (A)(C)	6,800	240,359
Manhattan Associates, Inc. (A)	15,313	643,912
Microsoft Corp.	1,478,584	110,553,726
MicroStrategy, Inc., Class A (A)	1,744	224,976
Mitek Systems, Inc. (A)	5,793	58,799
MobileIron, Inc. (A)	10,151	38,574
Model N, Inc. (A)	4,392	59,512
Monotype Imaging Holdings, Inc.	8,032	146,584
NCSoft Corp.	3,222	1,100,741
Netmarble Games Corp. (A)(B)	3,254	447,365
Nexon Company, Ltd. (A)	31,500	787,068
Nice, Ltd.	3,795	297,631
Nintendo Company, Ltd.	18,139	6,049,891
Open Text Corp.	47,568	1,530,556
Oracle Corp.	575,459	28,962,851
Oracle Corp. Japan	5,800	429,333
Park City Group, Inc. (A)(C)	2,681	33,781
Paycom Software, Inc. (A)	8,825	658,433
Paylocity Holding Corp. (A)	4,870	239,312
Pegasystems, Inc.	6,610	380,406
Progress Software Corp.	8,699	292,112
Proofpoint, Inc. (A)	7,717	708,112
PROS Holdings, Inc. (A)	4,617	121,612
PTC, Inc. (A)	25,474	1,426,544
QAD, Inc., Class A	1,852	62,412
Qualys, Inc. (A)	5,705	270,988
Rapid7, Inc. (A)	3,804	64,135
RealPage, Inc. (A)	10,548	454,619
Red Hat, Inc. (A)	34,151	3,671,233
RingCentral, Inc., Class A (A)	11,204	474,489
Rosetta Stone, Inc. (A)	3,336	30,691
salesforce.com, Inc. (A)	127,869	12,210,211
SAP SE	205,120	21,527,714
Silver Spring Networks, Inc. (A)	7,502	94,975
Symantec Corp.	116,660	3,497,467
Synchronoss Technologies, Inc. (A)	7,604	127,671
Synopsys, Inc. (A)	29,062	2,337,166
Take-Two Interactive Software, Inc. (A)	22,897	2,239,098
Telenav, Inc. (A)	5,802	37,713
The Rubicon Project, Inc. (A)	8,311	31,249
The Sage Group PLC	56,980	510,357
The Ultimate Software Group, Inc. (A)	6,553	1,316,498
TiVo Corp.	21,031	384,867
Trend Micro, Inc.	18,900	874,795
Tyler Technologies, Inc. (A)	7,441	1,285,805
Upland Software, Inc. (A)	1,439	33,097
Varonis Systems, Inc. (A)	3,296	127,885

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Software (continued)
VASCO Data Security International, Inc. (A)	5,435	$68,209
Verint Systems, Inc. (A)	11,200	444,640
VirnetX Holding Corp. (A)(C)	9,507	38,028
Workiva, Inc. (A)	4,460	90,092
Zendesk, Inc. (A)	17,546	480,760
Zix Corp. (A)	10,289	54,635
		278,260,526
Technology hardware, storage and peripherals – 3.5%
3D Systems Corp. (A)(C)	44,024	552,941
Acer, Inc. (A)	529,008	266,877
Advantech Company, Ltd.	62,764	463,836
Apple, Inc.	1,111,063	182,214,332
Asustek Computer, Inc.	126,354	1,048,322
BlackBerry, Ltd. (A)	91,263	845,576
Brother Industries, Ltd.	37,800	896,730
Canon, Inc.	170,096	5,962,157
Catcher Technology Company, Ltd.	119,475	1,528,165
Chicony Electronics Company, Ltd.	92,716	233,292
Compal Electronics, Inc.	763,148	549,340
Cray, Inc. (A)	7,119	134,193
Diebold Nixdorf, Inc. (C)	30,405	621,782
Electronics For Imaging, Inc. (A)	8,417	299,309
Foxconn Technology Company, Ltd.	168,180	535,679
FUJIFILM Holdings Corp.	65,515	2,577,564
Hewlett Packard Enterprise Company	356,475	6,437,939
HP, Inc.	357,814	6,827,091
HTC Corp. (A)	120,900	276,025
Immersion Corp. (A)(C)	5,703	41,746
Intevac, Inc. (A)	3,749	34,116
Inventec Corp.	458,495	364,823
Konica Minolta, Inc.	76,400	609,741
Lenovo Group, Ltd.	834,564	457,562
Lite-On Technology Corp.	381,018	564,902
Micro-Star International Company, Ltd.	124,300	283,784
NCR Corp. (A)	26,726	976,301
NEC Corp.	413,000	1,094,058
NetApp, Inc.	58,126	2,247,151
Pegatron Corp.	352,500	1,113,706
Pure Storage, Inc., Class A (A)(C)	17,406	259,175
Quanta Computer, Inc.	489,000	1,115,881
Quantum Corp. (A)	5,504	30,327
Ricoh Company, Ltd.	112,200	1,123,705
Samsung Electronics Company, Ltd.	17,839	36,721,766
Seagate Technology PLC (C)	63,629	2,006,222
Seiko Epson Corp.	44,669	1,146,320
Stratasys, Ltd. (A)	9,420	210,820
Super Micro Computer, Inc. (A)	7,230	192,499
Transcend Information, Inc.	33,000	98,540
USA Technologies, Inc. (A)	7,926	43,197
Western Digital Corp.	62,042	5,476,447
Wistron Corp.	473,984	449,046
Xerox Corp.	45,584	1,470,996
		270,403,981
		1,450,016,296
Materials – 5.1%
Chemicals – 2.8%
A. Schulman, Inc.	5,565	169,176
Advanced Emissions Solutions, Inc. (C)	4,035	41,883
AdvanSix, Inc. (A)	5,674	181,171
Agrium, Inc.	24,720	2,424,589
AgroFresh Solutions, Inc. (A)(C)	4,731	33,685
Air Liquide SA	69,671	8,506,336
Air Products & Chemicals, Inc.	40,432	$5,877,600
Air Water, Inc.	23,600	435,670
Akzo Nobel NV	32,388	2,959,174
Albemarle Corp.	20,501	2,383,446
American Vanguard Corp.	5,223	105,766
Arkema SA	12,243	1,331,550
Asahi Kasei Corp.	202,000	2,422,706
Ashland Global Holdings, Inc.	13,722	851,450
Balchem Corp.	5,692	426,672
BASF SE	192,028	18,626,227
Cabot Corp.	13,776	725,720
Calgon Carbon Corp.	9,897	120,743
CF Industries Holdings, Inc.	42,810	1,241,062
Chase Corp.	1,195	111,733
Chr. Hansen Holding A/S	29,466	2,538,442
Codexis, Inc. (A)	8,103	44,972
Core Molding Technologies, Inc.	1,589	32,686
Covestro AG (B)	23,316	1,833,833
Croda International PLC	6,838	340,061
Daicel Corp.	44,900	572,691
E.I. du Pont de Nemours & Company	160,466	13,467,911
Eastman Chemical Company	27,218	2,346,192
Ecolab, Inc.	48,305	6,439,057
EMS-Chemie Holding AG	1,336	914,099
Evonik Industries AG	34,067	1,105,530
Ferro Corp. (A)	15,305	294,927
Flotek Industries, Inc. (A)	9,642	49,946
FMC Corp.	24,778	2,136,359
Formosa Chemicals & Fibre Corp.	538,471	1,695,844
Formosa Plastics Corp.	755,040	2,353,776
Frutarom Industries, Ltd.	2,511	192,814
FutureFuel Corp.	4,441	59,865
GCP Applied Technologies, Inc. (A)	12,872	363,634
Givaudan SA	1,529	3,126,189
Grupa Azoty SA	7,299	141,086
Hawkins, Inc.	1,737	61,924
HB Fuller Company	8,874	445,386
Hitachi Chemical Company, Ltd.	17,200	465,891
Hyosung Corp.	3,960	558,251
Incitec Pivot, Ltd.	222,094	589,241
Indorama Ventures PCL	190,700	224,238
Ingevity Corp. (A)	7,574	476,935
Innophos Holdings, Inc.	3,670	167,572
Innospec, Inc.	4,387	243,479
International Flavors & Fragrances, Inc.	14,567	1,993,494
Intrepid Potash, Inc. (A)(C)	18,929	70,227
Israel Chemicals, Ltd.	33,535	144,896
Johnson Matthey PLC	10,679	382,098
JSR Corp.	31,100	605,765
K+S AG	40,023	954,540
Kaneka Corp.	44,000	342,902
Kansai Paint Company, Ltd.	32,500	826,341
KMG Chemicals, Inc.	1,588	76,256
Koninklijke DSM NV	23,335	1,771,205
Koppers Holdings, Inc. (A)	3,623	142,022
Kraton Corp. (A)	5,599	183,815
Kronos Worldwide, Inc.	4,009	83,908
Kumho Petrochemical Company, Ltd.	3,506	245,502
Kuraray Company, Ltd.	56,900	1,081,008
LANXESS AG	19,294	1,440,831
LG Chem, Ltd.	8,408	2,833,353
Linde AG	38,795	7,448,851
Lotte Chemical Corp.	2,852	1,013,556
LyondellBasell Industries NV, Class A	61,294	5,552,623
Methanex Corp.	16,535	844,924

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Chemicals (continued)
Mexichem SAB de CV	227,880	$606,686
Minerals Technologies, Inc.	14,038	898,432
Mitsubishi Chemical Holdings Corp.	230,350	2,146,981
Mitsubishi Gas Chemical Company, Inc.	29,700	738,355
Mitsui Chemicals, Inc.	148,000	886,464
Monsanto Company	81,345	9,533,634
Nan Ya Plastics Corp.	873,610	2,209,845
NewMarket Corp.	2,039	853,342
Nippon Paint Holdings Company, Ltd.	26,400	902,394
Nissan Chemical Industries, Ltd.	19,300	647,308
Nitto Denko Corp.	26,544	2,341,824
Novozymes A/S, B Shares	69,254	3,524,975
OCI Company, Ltd.	3,185	278,662
Olin Corp.	36,582	1,179,038
OMNOVA Solutions, Inc. (A)	8,086	70,348
Orica, Ltd.	49,412	801,965
Petkim Petrokimya Holding AS	91,599	165,745
Petronas Chemicals Group BHD	449,945	754,581
PolyOne Corp.	32,537	1,175,887
Potash Corp. of Saskatchewan, Inc.	149,245	2,597,072
PPG Industries, Inc.	47,733	4,979,507
Praxair, Inc.	52,796	6,944,786
PTT Global Chemical PCL	287,311	662,875
Quaker Chemical Corp.	2,330	324,383
Rayonier Advanced Materials, Inc.	7,564	103,778
RPM International, Inc.	29,456	1,442,460
Sasol, Ltd.	80,299	2,428,096
Sensient Technologies Corp.	17,594	1,269,407
Shin-Etsu Chemical Company, Ltd.	62,137	5,503,892
Sika AG	358	2,540,491
Sinopec Shanghai Petrochemical Company, Ltd., H Shares	414,099	258,498
Solvay SA	12,917	1,874,897
Stepan Company	3,646	282,055
Sumitomo Chemical Company, Ltd.	254,000	1,524,508
Symrise AG	25,490	1,864,644
Synthos SA	90,692	121,546
Taiwan Fertilizer Company, Ltd.	124,854	166,744
Taiyo Nippon Sanso Corp.	21,500	251,177
Teijin, Ltd.	30,000	609,454
The Chemours Company	40,676	1,995,971
The Dow Chemical Company	207,790	13,849,204
The Mosaic Company	66,249	1,323,655
The Scotts Miracle-Gro Company	9,721	929,230
The Sherwin-Williams Company	14,975	5,080,568
Toray Industries, Inc.	232,500	2,216,449
Tosoh Corp.	95,000	1,116,795
Trecora Resources (A)	4,950	60,143
Tredegar Corp.	4,776	77,849
Trinseo SA	7,870	526,503
Tronox, Ltd., Class A	12,109	250,535
Umicore SA	16,487	1,230,956
Valvoline, Inc.	45,094	960,051
Yara International ASA	8,656	354,180
		215,736,132
Construction materials – 0.4%
Anhui Conch Cement Company, Ltd., H Shares	145,710	545,248
Asia Cement Corp.	419,687	380,990
Boral, Ltd.	153,126	814,978
Cementos Argos SA	82,454	334,367
Cemex SAB de CV (A)	3,166,588	2,955,960
China National Building Material Company, Ltd., H Shares	348,000	219,239
CRH PLC	112,763	3,938,356
Eagle Materials, Inc.	10,703	$1,040,867
Fletcher Building, Ltd.	92,732	544,724
Grupo Argos SA	50,872	361,881
HeidelbergCement AG	30,967	2,973,952
Imerys SA	6,268	551,086
Indocement Tunggal Prakarsa Tbk PT	332,120	493,532
James Hardie Industries PLC	57,425	810,021
LafargeHolcim, Ltd. (A)	76,233	4,485,871
Martin Marietta Materials, Inc.	11,588	2,456,540
Semen Indonesia Persero Tbk PT	538,392	423,463
Summit Materials, Inc., Class A (A)	19,184	566,695
Taiheiyo Cement Corp.	192,000	740,430
Taiwan Cement Corp.	600,000	694,168
The Siam Cement PCL	14,836	223,564
The Siam Cement PCL, Foreign Shares	38,027	573,133
U.S. Concrete, Inc. (A)(C)	2,839	227,262
United States Lime & Minerals, Inc.	444	35,498
Vulcan Materials Company	24,396	2,958,259
		29,350,084
Containers and packaging – 0.3%
Amcor, Ltd.	150,045	1,927,216
AptarGroup, Inc.	13,766	1,150,975
Avery Dennison Corp.	16,257	1,532,385
Ball Corp.	64,913	2,595,871
Bemis Company, Inc.	20,276	863,960
CCL Industries, Inc., Class B	25,148	1,166,626
Greif, Inc., Class A	10,212	617,315
Greif, Inc., Class B	1,058	66,813
International Paper Company	76,384	4,114,806
Klabin SA	109,642	596,303
Myers Industries, Inc.	4,285	80,558
Owens-Illinois, Inc. (A)	35,877	884,009
Packaging Corp. of America	17,400	1,955,934
Sealed Air Corp.	35,996	1,597,502
Silgan Holdings, Inc.	16,536	497,568
Sonoco Products Company	21,915	1,057,618
Toyo Seikan Group Holdings, Ltd.	25,700	423,533
UFP Technologies, Inc. (A)	1,554	41,336
WestRock Company	46,598	2,651,892
		23,822,220
Metals and mining – 1.4%
Agnico Eagle Mines, Ltd.	39,643	2,032,071
AK Steel Holding Corp. (A)(C)	57,719	323,226
Allegheny Technologies, Inc. (A)(C)	43,794	912,229
Alumina, Ltd.	315,040	532,060
Aluminum Corp. of China, Ltd., H Shares (A)	453,780	337,678
Ampco-Pittsburgh Corp.	2,499	38,485
Anglo American Platinum, Ltd. (A)	7,727	209,524
Anglo American PLC	73,330	1,334,789
AngloGold Ashanti, Ltd.	57,798	585,208
Antofagasta PLC	21,781	292,004
ArcelorMittal (A)	119,477	3,183,376
Barrick Gold Corp.	204,126	3,676,311
BHP Billiton PLC	116,081	2,209,913
BHP Billiton, Ltd.	418,264	9,105,249
BlueScope Steel, Ltd.	75,179	650,726
Boliden AB	50,130	1,754,376
Carpenter Technology Corp.	18,789	761,518
Century Aluminum Company (A)	9,714	189,617
China Steel Corp.	2,258,958	1,896,245
Cia de Minas Buenaventura SAA, ADR	21,800	292,774
Cia Siderurgica Nacional SA (A)	119,566	330,076
Cleveland-Cliffs, Inc. (A)	53,938	450,922

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Metals and mining (continued)
Coeur Mining, Inc. (A)	33,387	$292,136
Commercial Metals Company	46,312	874,834
Compass Minerals International, Inc. (C)	13,476	900,197
Eregli Demir ve Celik Fabrikalari TAS	187,157	445,891
First Quantum Minerals, Ltd.	121,955	1,469,808
Fortescue Metals Group, Ltd.	205,089	986,785
Franco-Nevada Corp.	31,230	2,554,920
Freeport-McMoRan, Inc. (A)	247,315	3,655,316
Fresnillo PLC	11,516	240,844
Glencore PLC (A)	673,591	3,139,245
Gold Fields, Ltd.	116,234	519,026
Gold Resource Corp.	9,886	39,445
Goldcorp, Inc.	151,974	2,088,387
Grupo Mexico SAB de CV, Series B	822,200	2,713,190
Haynes International, Inc.	2,315	70,723
Hecla Mining Company	66,692	352,134
Hitachi Metals, Ltd.	34,400	459,596
Hyundai Steel Company	14,753	755,589
Impala Platinum Holdings, Ltd. (A)	89,904	278,037
Industrias Penoles SAB de CV	29,925	778,501
Jastrzebska Spolka Weglowa SA (A)	8,677	253,119
JFE Holdings, Inc.	83,900	1,654,414
Jiangxi Copper Company, Ltd., H Shares	141,925	247,067
Kaiser Aluminum Corp.	3,087	297,340
KGHM Polska Miedz SA	23,432	829,235
Kinross Gold Corp. (A)	219,646	1,000,829
Klondex Mines, Ltd. (A)	35,441	119,436
Kobe Steel, Ltd.	49,800	600,014
Korea Zinc Company, Ltd.	1,537	703,807
Maruichi Steel Tube, Ltd.	8,300	245,667
Materion Corp.	3,481	132,974
Mitsubishi Materials Corp.	17,700	636,117
Newcrest Mining, Ltd.	98,373	1,803,153
Newmont Mining Corp.	98,894	3,791,596
Nippon Steel & Sumitomo Metal Corp.	121,478	2,900,109
Norsk Hydro ASA	64,805	467,896
Nucor Corp.	59,018	3,252,482
Olympic Steel, Inc.	1,854	33,836
POSCO	13,553	4,119,314
Randgold Resources, Ltd.	4,881	500,684
Reliance Steel & Aluminum Company	16,071	1,163,862
Rio Tinto PLC	67,876	3,296,848
Rio Tinto, Ltd.	55,077	2,985,997
Royal Gold, Inc.	14,408	1,343,978
Schnitzer Steel Industries, Inc., Class A	4,738	127,452
Sibanye Gold, Ltd.	241,926	386,081
South32, Ltd.	694,441	1,624,912
Southern Copper Corp.	10,100	411,070
Steel Dynamics, Inc.	53,316	1,836,736
Sumitomo Metal Mining Company, Ltd.	78,000	1,344,889
SunCoke Energy, Inc. (A)	11,222	104,589
Teck Resources, Ltd., Class B	99,820	2,484,409
thyssenkrupp AG	77,041	2,314,191
TimkenSteel Corp. (A)	6,996	103,751
Turquoise Hill Resources, Ltd. (A)	183,433	618,421
United States Steel Corp. (C)	38,514	1,024,858
Vale SA	186,172	2,074,722
voestalpine AG	37,655	1,954,062
Warrior Met Coal, Inc.	2,971	81,079
Wheaton Precious Metals Corp.	77,901	1,618,220
Worthington Industries, Inc.	17,728	885,691
Yamana Gold, Inc.	169,068	499,588
Zijin Mining Group Company, Ltd., H Shares	636,229	233,576
		105,821,052
Paper and forest products – 0.2%
Boise Cascade Company (A)	7,242	$217,260
Clearwater Paper Corp. (A)	2,867	133,316
Deltic Timber Corp.	1,948	152,022
Domtar Corp.	13,801	558,112
Duratex SA	59,931	163,733
Empresas CMPC SA	325,410	856,061
Fibria Celulose SA	47,156	626,030
KapStone Paper and Packaging Corp.	15,692	351,030
Louisiana-Pacific Corp. (A)	57,972	1,477,127
Mondi PLC	20,052	547,916
Mondi, Ltd.	16,669	455,096
Neenah Paper, Inc.	3,039	234,763
Nine Dragons Paper Holdings, Ltd.	199,000	332,884
Oji Holdings Corp.	138,000	724,457
PH Glatfelter Company	8,645	149,731
Sappi, Ltd.	79,335	533,711
Schweitzer-Mauduit International, Inc.	5,699	216,163
Stora Enso OYJ, R Shares	103,238	1,357,007
UPM-Kymmene OYJ	99,580	2,592,147
West Fraser Timber Company, Ltd.	12,631	655,345
		12,333,911
		387,063,399
Real estate – 3.3%
Equity real estate investment trusts – 2.4%
Acadia Realty Trust	15,078	432,588
Agree Realty Corp.	4,198	210,404
Alexander’s, Inc.	357	149,472
Alexandria Real Estate Equities, Inc.	13,110	1,590,374
Altisource Residential Corp.	10,244	124,055
American Assets Trust, Inc.	7,337	298,029
American Campus Communities, Inc.	29,564	1,406,951
American Tower Corp.	61,080	9,042,894
Apartment Investment & Management Company, Class A	22,427	1,016,616
Armada Hoffler Properties, Inc.	9,135	122,135
Ascendas Real Estate Investment Trust	663,800	1,303,169
Ashford Hospitality Prime, Inc.	7,045	67,773
Ashford Hospitality Trust, Inc.	14,629	90,846
AvalonBay Communities, Inc.	19,813	3,719,494
BGP Holdings PLC (A)(D)	181,302	3,453
Bluerock Residential Growth REIT, Inc.	6,727	68,145
Boston Properties, Inc.	22,246	2,682,868
Camden Property Trust	19,326	1,729,290
CapitaLand Commercial Trust	551,100	708,089
CapitaLand Mall Trust	654,100	1,047,543
CareTrust REIT, Inc.	13,271	255,998
CatchMark Timber Trust, Inc., Class A	7,827	90,245
CBL & Associates Properties, Inc.	31,086	248,688
Cedar Realty Trust, Inc.	15,964	80,459
Chatham Lodging Trust	6,628	134,416
Chesapeake Lodging Trust	10,923	279,520
City Office REIT, Inc.	6,437	82,329
Clipper Realty, Inc.	3,364	37,542
Community Healthcare Trust, Inc.	2,661	70,676
CoreCivic, Inc.	26,053	698,220
CorEnergy Infrastructure Trust, Inc.	2,225	72,602
CoreSite Realty Corp.	7,540	895,450
Corporate Office Properties Trust	21,925	731,418
Cousins Properties, Inc.	166,777	1,559,365
Crown Castle International Corp.	57,651	6,251,674
CyrusOne, Inc.	17,217	1,085,188
Daiwa House REIT Investment Corp.	219	535,482
DCT Industrial Trust, Inc.	20,270	1,182,755

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Equity real estate investment trusts (continued)
Dexus	130,996	$1,001,029
DiamondRock Hospitality Company	35,456	389,661
Digital Realty Trust, Inc.	22,830	2,701,702
Douglas Emmett, Inc.	34,119	1,329,276
Duke Realty Corp.	51,529	1,531,442
Easterly Government Properties, Inc.	7,265	145,736
EastGroup Properties, Inc.	5,807	516,010
Education Realty Trust, Inc.	29,108	1,124,733
Emlak Konut Gayrimenkul Yatirim Ortakligi AS (A)	258,301	220,168
EPR Properties	14,127	984,087
Equinix, Inc.	11,180	5,236,824
Equity Residential	52,920	3,553,578
Essex Property Trust, Inc.	9,366	2,491,075
Extra Space Storage, Inc.	17,762	1,378,864
Farmland Partners, Inc.	6,459	57,227
Federal Realty Investment Trust	10,429	1,323,753
FelCor Lodging Trust, Inc.	24,829	181,252
Fibra Uno Administracion SA de CV	564,800	1,005,184
First Industrial Realty Trust, Inc.	46,419	1,438,061
First Potomac Realty Trust	10,684	118,913
Fonciere Des Regions	5,672	561,088
Fortress Income Fund, Ltd.	113,994	345,457
Fortress Income Fund, Ltd., Class A	140,378	189,312
Four Corners Property Trust, Inc.	10,030	254,862
Franklin Street Properties Corp.	19,609	195,502
Gecina SA	8,248	1,285,292
Getty Realty Corp.	4,637	127,796
GGP, Inc.	85,018	1,764,124
Gladstone Commercial Corp.	4,755	101,757
Global Medical REIT, Inc.	3,289	27,792
Global Net Lease, Inc.	12,476	270,230
Goodman Group	231,441	1,529,388
Government Properties Income Trust	17,141	317,966
Gramercy Property Trust	26,826	817,120
Growthpoint Properties, Ltd.	300,048	580,635
H&R Real Estate Investment Trust	29,348	502,001
Hammerson PLC	40,965	297,502
HCP, Inc.	67,629	2,016,020
Healthcare Realty Trust, Inc.	47,578	1,583,396
Hersha Hospitality Trust	7,351	136,288
Highwoods Properties, Inc.	22,496	1,174,966
Hospitality Properties Trust	36,222	991,034
Host Hotels & Resorts, Inc.	106,631	1,932,154
Hyprop Investments, Ltd.	35,196	308,980
ICADE	5,652	502,491
Independence Realty Trust, Inc.	13,716	141,138
InfraREIT, Inc.	7,698	173,128
Intu Properties PLC	45,721	147,307
Investors Real Estate Trust	24,876	156,221
Iron Mountain, Inc.	35,213	1,388,096
iStar, Inc. (A)	12,075	140,191
Japan Prime Realty Investment Corp.	123	442,270
Japan Real Estate Investment Corp.	193	1,000,539
Japan Retail Fund Investment Corp.	395	726,728
JBG SMITH Properties (A)	18,992	621,608
Jernigan Capital, Inc.	1,801	35,011
Kilroy Realty Corp.	21,672	1,500,353
Kimco Realty Corp.	61,280	1,202,314
Kite Realty Group Trust	15,257	306,971
Klepierre SA	39,197	1,580,079
Lamar Advertising Company, Class A	18,410	1,225,370
Land Securities Group PLC	42,546	556,166
LaSalle Hotel Properties	45,048	1,278,462
Lexington Realty Trust	38,949	$384,037
Liberty Property Trust	32,461	1,382,839
Life Storage, Inc.	10,253	754,518
Link REIT	386,425	3,192,183
LTC Properties, Inc.	6,898	335,450
Mack-Cali Realty Corp.	36,115	826,672
MedEquities Realty Trust, Inc.	5,717	65,574
Medical Properties Trust, Inc.	80,265	1,056,287
Mid-America Apartment Communities, Inc.	16,375	1,743,283
Mirvac Group	475,948	880,353
Monmouth Real Estate Investment Corp.	12,944	210,340
Monogram Residential Trust, Inc.	30,535	366,420
National Health Investors, Inc.	6,903	553,483
National Retail Properties, Inc.	32,887	1,375,663
National Storage Affiliates Trust	8,247	184,073
New Senior Investment Group, Inc.	16,674	153,901
NexPoint Residential Trust, Inc.	3,876	90,311
Nippon Building Fund, Inc.	210	1,117,732
Nippon Prologis REIT, Inc.	279	606,201
Nomura Real Estate Master Fund, Inc.	584	772,233
NorthStar Realty Europe Corp.	11,270	140,086
Omega Healthcare Investors, Inc.	43,399	1,383,126
One Liberty Properties, Inc.	3,007	72,198
Parkway, Inc.	7,410	170,134
Pebblebrook Hotel Trust	12,218	410,403
Pennsylvania Real Estate Investment Trust	13,788	138,294
Physicians Realty Trust	31,026	581,117
Potlatch Corp.	16,350	781,530
Preferred Apartment Communities, Inc., Class A	5,614	102,119
Prologis, Inc.	76,309	4,834,938
PS Business Parks, Inc.	3,397	458,969
Public Storage	21,507	4,416,247
QTS Realty Trust, Inc., Class A	8,291	449,206
Quality Care Properties, Inc. (A)	38,089	522,581
Ramco-Gershenson Properties Trust	15,025	197,579
Rayonier, Inc.	28,407	824,087
Realty Income Corp.	39,455	2,271,030
Redefine Properties, Ltd.	712,058	583,593
Regency Centers Corp.	21,318	1,371,174
Resilient REIT, Ltd.	38,928	374,248
Retail Opportunity Investments Corp.	19,488	386,642
Rexford Industrial Realty, Inc.	11,929	358,466
RioCan Real Estate Investment Trust	32,231	614,293
RLJ Lodging Trust	21,929	442,527
Ryman Hospitality Properties, Inc.	7,741	459,970
Sabra Health Care REIT, Inc.	62,882	1,373,973
Saul Centers, Inc.	2,096	127,018
Scentre Group	691,624	2,127,242
Segro PLC	52,005	362,180
Select Income REIT	11,687	271,255
Senior Housing Properties Trust	52,380	1,032,934
Seritage Growth Properties, Class A	4,455	214,107
Simon Property Group, Inc.	44,968	7,053,231
SL Green Realty Corp.	14,831	1,429,412
Smart Real Estate Investment Trust	14,482	352,903
STAG Industrial, Inc.	15,992	447,616
Starwood Waypoint Homes	17,833	663,923
Stockland	311,920	1,100,317
Summit Hotel Properties, Inc.	18,520	274,837
Sunstone Hotel Investors, Inc.	39,058	617,116
Suntec Real Estate Investment Trust	642,500	899,402

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Equity real estate investment trusts (continued)
Tanger Factory Outlet Centers, Inc.	21,269	$497,695
Taubman Centers, Inc.	13,383	699,128
Terreno Realty Corp.	8,882	321,973
The British Land Company PLC	53,034	420,204
The GEO Group, Inc.	49,544	1,369,396
The GPT Group	231,973	924,235
The Macerich Company	17,386	917,459
Tier REIT, Inc.	8,396	154,570
UDR, Inc.	38,576	1,497,520
UMH Properties, Inc.	5,232	82,770
Unibail-Rodamco SE	10,362	2,635,895
Unibail-Rodamco SE (Amsterdam Stock Exchange)	7,394	1,880,892
United Urban Investment Corp.	471	710,961
Uniti Group, Inc.	34,820	670,633
Universal Health Realty Income Trust	2,369	179,357
Urban Edge Properties	40,457	1,017,494
Urstadt Biddle Properties, Inc., Class A	5,502	113,781
Ventas, Inc.	50,719	3,471,208
Vicinity Centres	435,482	908,146
Vornado Realty Trust	24,918	1,856,142
Washington Prime Group, Inc.	75,361	629,264
Washington Real Estate Investment Trust	13,624	447,685
Weingarten Realty Investors	26,046	834,514
Welltower, Inc.	52,656	3,855,472
Westfield Corp.	255,944	1,513,785
Weyerhaeuser Company	108,045	3,523,347
Whitestone REIT	6,959	87,266
Xenia Hotels & Resorts, Inc.	19,196	383,152
		185,617,415
Real estate management and development – 0.9%
Aeon Mall Company, Ltd.	18,500	332,369
Alexander & Baldwin, Inc.	18,713	812,144
Altisource Portfolio Solutions SA (A)(C)	2,007	45,719
Ayala Land, Inc.	974,800	800,858
Azrieli Group, Ltd.	2,569	148,198
BR Malls Participacoes SA	157,319	679,682
Bumi Serpong Damai Tbk PT	1,414,100	194,899
CapitaLand, Ltd.	690,400	1,929,389
CBRE Group, Inc., Class A (A)	43,985	1,586,979
Central Pattana PCL	129,300	280,581
Central Pattana PCL, NVDR	49,000	106,330
Cheung Kong Property Holdings, Ltd.	466,698	4,106,860
China Evergrande Group (A)	485,035	1,468,943
China Jinmao Holdings Group, Ltd.	456,000	203,167
China Overseas Land & Investment, Ltd.	452,397	1,586,691
China Resources Land, Ltd.	329,105	1,031,753
China Vanke Company, Ltd., H Shares	140,600	422,023
City Developments, Ltd.	110,600	957,185
Consolidated-Tomoka Land Company	878	48,641
Country Garden Holdings Company, Ltd.	634,467	845,124
Daito Trust Construction Company, Ltd.	11,100	1,966,823
Daiwa House Industry Company, Ltd.	90,800	3,175,482
Dalian Wanda Commercial Properties Company, Ltd., H Shares (A)(B)(D)	37,400	252,336
Deutsche Wohnen AG	73,450	3,121,503
First Capital Realty, Inc.	32,384	526,183
Forestar Group, Inc. (A)	7,474	128,553
Fullshare Holdings, Ltd. (A)(C)	807,500	322,091
Global Logistic Properties, Ltd.	718,100	1,717,351
Guangzhou R&F Properties Company, Ltd., H Shares	115,200	269,583
Hang Lung Group, Ltd.	156,000	588,576
Hang Lung Properties, Ltd.	356,000	$867,990
Henderson Land Development Company, Ltd.	210,642	1,308,424
HFF, Inc., Class A	6,746	257,225
Highwealth Construction Corp.	147,687	235,278
Hongkong Land Holdings, Ltd.	206,400	1,531,403
Hulic Company, Ltd.	47,200	467,536
Hysan Development Company, Ltd.	106,557	493,389
IOI Properties Group BHD	306,733	143,156
Jones Lang LaSalle, Inc.	9,986	1,217,393
Kennedy-Wilson Holdings, Inc.	15,432	297,838
Kerry Properties, Ltd.	114,768	455,557
LendLease Group	72,269	955,226
Lippo Karawaci Tbk PT	2,567,600	151,169
Longfor Properties Company, Ltd.	176,000	423,455
Marcus & Millichap, Inc. (A)	2,868	75,514
Megaworld Corp.	1,559,300	150,722
Mitsubishi Estate Company, Ltd.	199,600	3,430,538
Mitsui Fudosan Company, Ltd.	142,704	3,083,470
Multiplan Empreendimentos Imobiliarios SA	15,767	366,094
NEPI Rockcastle PLC (A)	45,472	658,901
New World Development Company, Ltd.	1,018,257	1,393,629
Nomura Real Estate Holdings, Inc.	20,100	415,090
Pakuwon Jati Tbk PT	4,031,700	202,983
RE/MAX Holdings, Inc., Class A	3,058	187,303
Robinsons Land Corp.	212,900	96,587
Ruentex Development Company, Ltd. (A)	172,800	169,593
Shanghai Lujiazui Finance & Trade Zone Development Company, Ltd., B Shares	99,126	159,544
Shimao Property Holdings, Ltd.	144,000	297,826
Sino Land Company, Ltd.	547,075	947,749
Sino-Ocean Group Holding, Ltd.	359,858	248,862
SM Prime Holdings, Inc.	1,146,800	748,671
SOHO China, Ltd. (A)	243,500	142,085
Sumitomo Realty & Development Company, Ltd.	56,983	1,721,883
Summarecon Agung Tbk PT	1,853,700	145,522
Sun Hung Kai Properties, Ltd.	254,500	4,253,270
Sunac China Holdings, Ltd.	246,400	741,304
Swire Pacific, Ltd., Class A	86,000	875,895
Swire Properties, Ltd.	204,400	709,215
Swiss Prime Site AG (A)	11,424	1,033,607
Tejon Ranch Company (A)	2,894	57,822
The RMR Group, Inc., Class A	1,209	62,445
The St. Joe Company (A)	8,477	159,791
The Wharf Holdings, Ltd.	213,125	2,033,115
Tokyo Tatemono Company, Ltd.	33,200	408,542
Tokyu Fudosan Holdings Corp.	81,800	488,098
UOL Group, Ltd.	131,700	795,733
Vonovia SE	96,938	4,100,293
Wheelock & Company, Ltd.	143,000	1,071,422
		69,894,173
		255,511,588
Telecommunication services – 2.7%
Diversified telecommunication services – 1.9%
Asia Pacific Telecom Company, Ltd. (A)	391,000	134,176
AT&T, Inc.	1,041,452	39,012,792
ATN International, Inc.	1,857	112,478
BCE, Inc.	28,930	1,377,056
Bezeq The Israeli Telecommunication Corp., Ltd.	131,769	193,930

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Diversified telecommunication services (continued)
BT Group PLC	464,041	$1,752,828
CenturyLink, Inc. (C)	91,780	1,809,902
China Communications Services Corp., Ltd., H Shares	278,400	151,096
China Telecom Corp., Ltd., H Shares	1,600,196	824,105
China Unicom Hong Kong, Ltd. (A)	602,416	875,172
Chunghwa Telecom Company, Ltd.	679,479	2,363,258
Cincinnati Bell, Inc. (A)	8,000	168,400
Cogent Communications Holdings, Inc.	7,412	345,399
Consolidated Communications Holdings, Inc. (C)	11,408	210,478
Deutsche Telekom AG	683,684	12,364,391
Elisa OYJ	25,674	1,121,714
Frontier Communications Corp. (C)	31,975	430,703
General Communication, Inc., Class A (A)	4,973	214,485
Globalstar, Inc. (A)(C)	77,923	149,612
Hawaiian Telcom Holdco, Inc. (A)	1,366	41,554
HKT Trust & HKT, Ltd.	641,322	828,945
IDT Corp., Class B	3,141	46,204
Iliad SA	4,666	1,205,383
Inmarsat PLC	24,269	229,814
Intelsat SA (A)	8,033	31,007
Iridium Communications, Inc. (A)(C)	14,799	164,269
Koninklijke KPN NV	436,308	1,543,139
Level 3 Communications, Inc. (A)	49,767	2,708,818
LG Uplus Corp.	20,636	253,246
Lumos Networks Corp. (A)	4,075	73,269
Nippon Telegraph & Telephone Corp.	110,200	5,486,234
O2 Czech Republic AS	7,063	88,650
Ooma, Inc. (A)	3,962	38,828
Orange Polska SA (A)	101,557	170,753
Orange SA	357,132	6,063,617
ORBCOMM, Inc. (A)	12,145	134,324
PCCW, Ltd.	717,000	400,217
pdvWireless, Inc. (A)(C)	1,891	55,312
Proximus SADP	26,112	920,619
Singapore Telecommunications, Ltd.	2,186,900	5,992,282
Spark New Zealand, Ltd.	241,462	679,326
Straight Path Communications, Inc., Class B (A)	1,567	279,725
Swisscom AG	4,265	2,152,662
TDC A/S	242,984	1,449,423
Telecom Italia SpA	915,319	711,743
Telecom Italia SpA (Milan Stock Exchange) (A)	1,713,538	1,644,294
Telefonica Deutschland Holding AG	155,031	840,473
Telefonica SA	632,210	6,820,719
Telekom Malaysia BHD	197,318	297,251
Telekomunikasi Indonesia Persero Tbk PT	9,097,460	3,209,200
Telenor ASA	36,654	741,884
Telia Company AB	476,356	2,273,135
Telkom SA SOC, Ltd.	37,992	183,454
Telstra Corp., Ltd.	542,704	1,583,767
TELUS Corp.	36,968	1,338,397
Tower Bersama Infrastructure Tbk PT	367,600	177,189
TPG Telecom, Ltd.	48,356	211,288
True Corp. PCL (A)	1,338,100	225,847
Turk Telekomunikasyon AS (A)	68,924	143,517
Verizon Communications, Inc.	691,205	33,157,104
Vonage Holdings Corp. (A)	36,248	300,858
Windstream Holdings, Inc. (C)	33,289	68,908
		148,578,623
Wireless telecommunication services – 0.8%
Advanced Info Service PCL	134,400	$759,895
America Movil SAB de CV, Series L	7,244,600	6,734,357
Axiata Group BHD	499,153	577,908
Boingo Wireless, Inc. (A)	6,628	136,471
China Mobile, Ltd.	719,970	7,640,882
DiGi.Com BHD	564,620	640,464
Empresa Nacional de Telecomunicaciones SA	38,327	403,351
Far EasTone Telecommunications Company, Ltd.	274,595	666,006
Globe Telecom, Inc.	4,300	168,097
KDDI Corp.	292,567	7,892,972
Maxis BHD	338,460	458,496
Millicom International Cellular SA	12,147	757,418
MTN Group, Ltd.	245,325	2,441,015
NTT DOCOMO, Inc.	220,300	5,110,586
PLDT, Inc.	11,370	384,762
Rogers Communications, Inc., Class B	64,876	3,386,800
Shenandoah Telecommunications Company	8,647	311,724
SK Telecom Company, Ltd.	3,747	846,007
SoftBank Group Corp.	131,826	10,732,106
Spok Holdings, Inc.	4,097	68,625
StarHub, Ltd.	152,300	293,257
Taiwan Mobile Company, Ltd.	284,000	1,016,623
Tele2 AB, B Shares	66,241	771,371
Telephone & Data Systems, Inc.	20,683	606,219
TIM Participacoes SA	160,589	575,454
Turkcell Iletisim Hizmetleri AS	117,847	451,304
Vodacom Group, Ltd.	74,154	1,035,131
Vodafone Group PLC	1,458,871	4,174,863
XL Axiata Tbk PT (A)	573,900	154,961
		59,197,125
		207,775,748
Utilities – 3.4%
Electric utilities – 1.9%
ALLETE, Inc.	9,028	698,135
Alliant Energy Corp.	42,889	1,833,076
American Electric Power Company, Inc.	91,425	6,731,623
AusNet Services	215,542	298,416
Centrais Eletricas Brasileiras SA (A)	41,800	233,974
CEZ AS	19,320	366,676
Chubu Electric Power Company, Inc.	102,500	1,340,885
CK Infrastructure Holdings, Ltd.	114,500	1,038,637
CLP Holdings, Ltd.	284,500	3,005,762
Contact Energy, Ltd.	91,211	366,219
CPFL Energia SA	45,044	387,643
DONG Energy A/S (B)	43,772	2,280,864
Duke Energy Corp.	129,981	11,347,341
Edison International	60,746	4,870,614
EDP - Energias de Portugal SA	369,841	1,421,883
EDP - Energias do Brasil SA	54,432	263,527
El Paso Electric Company	7,350	408,293
Electricite de France SA	99,294	1,051,232
Emera, Inc.	11,797	453,080
Endesa SA	43,554	1,052,353
Enel Americas SA	7,691,715	1,666,116
Enel Chile SA	5,212,954	617,118
Enel SpA	1,223,048	7,409,683
Entergy Corp.	32,926	2,606,751
Equatorial Energia SA	36,678	712,156
Eversource Energy	59,239	3,732,057
Exelon Corp.	172,234	6,522,502

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Electric utilities (continued)
FirstEnergy Corp.	82,820	$2,698,276
Fortis, Inc.	73,020	2,671,699
Fortum OYJ	82,833	1,487,517
Great Plains Energy, Inc.	47,543	1,459,095
Hawaiian Electric Industries, Inc.	23,979	801,378
HK Electric Investments & HK Electric Investments, Ltd. (B)	423,500	388,696
Hydro One, Ltd. (B)	57,313	1,063,417
Iberdrola SA	825,420	6,753,674
IDACORP, Inc.	20,037	1,782,892
Interconexion Electrica SA ESP	72,411	328,014
Korea Electric Power Corp.	47,143	1,801,488
Kyushu Electric Power Company, Inc.	68,200	801,793
Mercury NZ, Ltd.	91,186	225,522
MGE Energy, Inc.	5,956	378,802
NextEra Energy, Inc.	87,180	13,121,462
OGE Energy Corp.	44,036	1,572,966
Otter Tail Corp.	6,915	289,047
PG&E Corp.	95,303	6,707,425
PGE Polska Grupa Energetyczna SA	141,157	565,255
Pinnacle West Capital Corp.	20,760	1,867,777
PNM Resources, Inc.	31,781	1,347,514
Portland General Electric Company	15,840	752,558
Power Assets Holdings, Ltd.	242,500	2,139,363
PPL Corp.	126,871	4,978,418
Red Electrica Corp. SA	59,122	1,329,073
Spark Energy, Inc., Class A (C)	2,277	36,090
SSE PLC	54,503	1,004,523
Tauron Polska Energia SA (A)	171,269	188,321
Tenaga Nasional BHD	623,436	2,087,060
Terna Rete Elettrica Nazionale SpA	205,379	1,213,593
The Chugoku Electric Power Company, Inc.	42,700	492,341
The Kansai Electric Power Company, Ltd.	112,500	1,577,498
The Southern Company	184,941	8,925,253
Tohoku Electric Power Company, Inc.	71,500	978,233
Tokyo Electric Power Company Holdings, Inc. (A)	230,300	932,546
Transmissora Alianca de Energia Eletrica SA	33,700	240,879
Westar Energy, Inc.	31,322	1,607,132
Xcel Energy, Inc.	94,381	4,671,860
		143,985,066
Gas utilities – 0.3%
APA Group	143,021	1,008,435
Atmos Energy Corp.	23,217	2,044,025
Chesapeake Utilities Corp.	2,771	220,156
China Gas Holdings, Ltd.	207,800	525,616
China Resources Gas Group, Ltd.	104,000	367,428
Delta Natural Gas Company, Inc.	1,340	41,058
ENN Energy Holdings, Ltd.	89,700	578,898
Gas Natural SDG SA	48,932	1,190,548
Hong Kong & China Gas Company, Ltd.	1,456,900	2,758,394
Infraestructura Energetica Nova SAB de CV (C)	115,935	632,158
Korea Gas Corp. (A)	5,396	217,178
National Fuel Gas Company	18,835	1,092,053
New Jersey Resources Corp.	34,293	1,496,889
Northwest Natural Gas Company	5,093	337,666
ONE Gas, Inc.	20,543	1,545,655
Osaka Gas Company, Ltd.	295,000	1,154,776
Perusahaan Gas Negara Persero Tbk PT	1,987,769	316,353
Petronas Gas BHD	129,999	561,631
RGC Resources, Inc.	1,605	44,218
South Jersey Industries, Inc.	14,356	$515,093
Southwest Gas Holdings, Inc.	18,940	1,506,109
Spire, Inc.	8,229	629,519
Toho Gas Company, Ltd.	58,726	387,578
Tokyo Gas Company, Ltd.	311,000	1,648,888
UGI Corp.	38,175	1,886,227
WGL Holdings, Inc.	20,261	1,707,192
		24,413,741
Independent power and renewable electricity producers – 0.1%
Aboitiz Power Corp.	180,500	139,425
AES Corp.	122,650	1,354,056
AES Gener SA	800,796	281,782
Atlantic Power Corp. (A)	24,316	59,574
CGN Power Company, Ltd., H Shares (B)	1,238,500	342,466
China Longyuan Power Group Corp., Ltd., H Shares	372,200	279,503
China Power International Development, Ltd.	370,100	126,419
China Resources Power Holdings Company, Ltd.	223,232	410,536
Colbun SA	2,092,596	507,849
Dynegy, Inc. (A)	21,619	203,651
Electric Power Development Company, Ltd.	23,200	634,777
Electricity Generating PCL	19,000	133,979
Enel Generacion Chile SA	864,986	736,238
Energy Development Corp.	1,250,400	165,801
Engie Brasil Energia SA	29,747	341,143
Glow Energy PCL	58,500	151,135
Huaneng Power International, Inc., H Shares	492,564	322,211
Huaneng Renewables Corp., Ltd., H Shares	568,600	174,738
Meridian Energy, Ltd.	170,828	361,997
NRG Energy, Inc.	58,797	1,464,633
NRG Yield, Inc., Class A	7,516	136,716
NRG Yield, Inc., Class C	10,796	199,726
Ormat Technologies, Inc.	7,119	408,915
Pattern Energy Group, Inc.	13,188	331,283
TerraForm Global, Inc., Class A (A)	16,587	83,764
TerraForm Power, Inc., Class A (A)	15,259	213,016
		9,565,333
Multi-utilities – 1.0%
AGL Energy, Ltd.	87,272	1,667,826
Ameren Corp.	45,145	2,708,249
Atco, Ltd., Class I	14,950	550,830
Avista Corp.	11,660	599,324
Black Hills Corp.	21,332	1,501,346
Canadian Utilities, Ltd., Class A	24,638	767,897
CenterPoint Energy, Inc.	80,262	2,377,360
Centrica PLC	300,081	775,609
CMS Energy Corp.	52,006	2,524,371
Consolidated Edison, Inc.	56,611	4,770,609
Dominion Energy, Inc.	116,919	9,209,710
DTE Energy Company	33,369	3,748,006
E.ON SE	460,399	5,210,552
Engie SA	305,693	5,104,481
Innogy SE (B)	28,165	1,242,411
MDU Resources Group, Inc.	43,066	1,164,505
National Grid PLC	185,703	2,340,578
NiSource, Inc.	60,742	1,632,138
NorthWestern Corp.	19,247	1,160,979

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or Principal
	Amount	Value
COMMON STOCKS (continued)
Multi-utilities (continued)
Public Service Enterprise Group, Inc.	94,083	$4,406,848
RWE AG	108,427	2,707,792
SCANA Corp.	26,560	1,603,693
Sempra Energy	46,713	5,508,864
Suez	65,286	1,238,540
Unitil Corp.	2,514	125,348
Vectren Corp.	18,292	1,200,138
Veolia Environnement SA	85,583	2,006,575
WEC Energy Group, Inc.	58,884	3,840,414
YTL Corp. BHD	789,017	264,568
YTL Power International BHD	347,863	114,947
		72,074,508
Water utilities – 0.1%
Aguas Andinas SA, Class A	676,260	434,507
American States Water Company	6,583	324,542
American Water Works Company, Inc.	33,488	2,709,179
Aqua America, Inc.	39,162	1,308,011
AquaVenture Holdings, Ltd. (A)(C)	2,362	35,808
Artesian Resources Corp., Class A	1,625	60,271
Beijing Enterprises Water
Group, Ltd. (A)	562,000	478,745
Cadiz, Inc. (A)(C)	5,779	70,504
California Water Service Group	8,817	330,197
Cia de Saneamento Basico do Estado de
Sao Paulo	64,898	662,824
Connecticut Water Service, Inc.	2,029	110,053
Consolidated Water Company, Ltd.	4,452	53,201
Global Water Resources, Inc. (C)	3,653	34,996
Guangdong Investment, Ltd.	319,380	472,329
Middlesex Water Company	2,964	112,573
Pure Cycle Corp. (A)	4,703	34,097
Severn Trent PLC	12,075	354,213
SJW Group	3,252	180,486
The York Water Company	2,512	82,645
United Utilities Group PLC	35,185	413,854
		8,263,035
		258,301,683
TOTAL COMMON STOCKS (Cost $6,143,354,404)		$7,238,801,368
PREFERRED SECURITIES – 0.7%
Consumer discretionary – 0.2%
Auto components – 0.0%
Schaeffler AG	34,490	486,667
Automobiles – 0.2%
Bayerische Motoren Werke AG	11,397	946,531
Hyundai Motor Company	4,508	386,120
Hyundai Motor Company, 2nd Preferred	7,007	635,081
Porsche Automobil Holding SE	32,075	1,820,646
Volkswagen AG	38,871	5,807,727
		9,596,105
Multiline retail – 0.0%
Lojas Americanas SA	138,926	784,254
		10,867,026
Consumer staples – 0.1%
Beverages – 0.0%
Embotelladora Andina SA, B Shares	69,343	334,944
Food and staples retailing – 0.0%
Cia Brasileira de Distribuicao (A)	30,000	686,087
Household products – 0.1%
Henkel AG & Company KGaA	37,275	4,997,476
Personal products – 0.0%
Amorepacific Corp.	1,686	256,910
LG Household & Health Care, Ltd.	397	$211,477
		468,387
		6,486,894
Energy – 0.0%
Oil, gas and consumable fuels – 0.0%
Petroleo Brasileiro SA (A)	742,533	3,219,841
Financials – 0.2%
Banks – 0.2%
Banco Bradesco SA	577,254	6,157,914
Bancolombia SA	77,564	883,650
Grupo Aval Acciones y Valores SA	606,897	271,625
Itau Unibanco Holding SA	610,278	7,822,710
Itausa - Investimentos Itau SA	745,772	2,416,530
		17,552,429
Diversified financial services – 0.0%
Grupo de Inversiones Suramericana SA	20,722	282,729
		17,835,158
Information technology – 0.1%
Technology hardware, storage and
peripherals – 0.1%
Samsung Electronics Company, Ltd.	3,228	5,404,225
Materials – 0.1%
Chemicals – 0.1%
Braskem SA, A Shares	32,583	394,472
FUCHS PETROLUB SE	14,362	799,588
LG Chem, Ltd.	1,440	336,693
Sociedad Quimica y Minera de Chile SA,
B Shares	25,483	1,196,577
		2,727,330
Metals and mining – 0.0%
Gerdau SA	173,783	654,202
Vale SA	112,466	1,163,657
		1,817,859
Paper and forest products – 0.0%
Suzano Papel e Celulose SA, A Shares	76,709	426,452
		4,971,641
Telecommunication services – 0.0%
Diversified telecommunication services – 0.0%
Telefonica Brasil SA	84,154	1,305,679
Utilities – 0.0%
Electric utilities – 0.0%
Centrais Eletricas Brasileiras SA,
B Shares	43,479	283,566
Cia Energetica de Minas Gerais	144,748	385,339
Cia Paranaense de Energia, B Shares	20,137	183,852
		852,757
TOTAL PREFERRED SECURITIES (Cost $43,393,016)		$50,943,221
EXCHANGE-TRADED FUNDS – 1.0%
iShares MSCI India ETF	1,674,114	57,104,029
iShares MSCI Russia Capped ETF (C)	78,136	2,514,416
VanEck Vectors Russia ETF (C)	770,862	16,434,778
TOTAL EXCHANGE-TRADED FUNDS
(Cost $67,116,108)		$76,053,223

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
RIGHTS – 0.0%
Community Health Systems, Inc. (A)(E)	70,775	$998
Getinge AB (Expiration Date: 9-15-17;
Strike Price: SEK 127.00) (A)	36,672	13,569
TOTAL RIGHTS (Cost $4,600)		$14,567
WARRANTS – 0.0%
Asterias Biotherapeutics, Inc. (Expiration
Date: 9-29-17; Strike Price: $5.00) (A)	456	105
Indorama Ventures PCL (Expiration
Date: 8-24-18; Strike Price: THB
43.00) (A)	11,692	1,042
Minor International PCL (Expiration
Date: 11-3-17; Strike Price: THB
40.00) (A)	11,170	1,137
TOTAL WARRANTS (Cost $260)		$2,284
SECURITIES LENDING
COLLATERAL – 1.0%
John Hancock Collateral Trust,
1.2169% (F)(G)	7,911,058	79,154,088
TOTAL SECURITIES LENDING COLLATERAL (Cost
$79,157,528)		$79,154,088
SHORT-TERM INVESTMENTS – 3.1%
U.S. Government Agency – 1.7%
Federal Home Loan Bank Discount Note
1.025% 09/06/2017 *	$50,000,000	49,992,882
1.030% 09/05/2017 *	30,000,000	29,996,567
1.025% 09/22/2017 *	50,000,000	49,970,104
		129,959,553
Repurchase agreement – 1.4%
Repurchase Agreement with State Street
Corp. dated 8-31-17 at 0.340% to be
repurchased at $106,291,004 on
9-1-17, collateralized by $112,890,000
U.S. Treasury Bonds, 2.250% -
3.000% due 5-15-46 to 2-15-47
(valued at $108,424,604, including
interest)	106,290,000	106,290,000
TOTAL SHORT-TERM INVESTMENTS (Cost $236,249,553)		$236,249,553
Total Investments (Strategic Equity Allocation Fund)
(Cost $6,569,275,469) – 100.6%		$7,681,218,304
Other assets and liabilities, net – (0.6%)		(44,773,400)
TOTAL NET ASSETS – 100.0%		$7,636,444,904

Currency Abbreviations
THB	Thai Bhat

Security Abbreviations and Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	A portion of this security is on loan as of 8-31-17.
(D)	Security is valued using significant unobservable inputs.
(E)	Strike price and/or expiration date not available.
(F)	The rate shown is the annualized seven-day yield as of 8-31-17.
(G)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES
FUTURES

						Unrealized
	Number of		Expiration	Notional	Notional	appreciation
Open contracts	contracts	Position	date	basis*	value*	(depreciation)
CAD Currency Futures	109	Long	Sep 2017	$8,335,689	$8,723,815	$388,126
Mini MSCI EAFE Index Futures	820	Long	Sep 2017	77,960,316	79,326,800	1,366,484
Mini MSCI Emerging Markets Index Futures	519	Long	Sep 2017	26,789,298	28,186,890	1,397,592
Russell 2000 Mini Index Futures	217	Long	Sep 2017	14,921,600	15,237,740	316,140
S&P 500 Index E-Mini Futures	1,039	Long	Sep 2017	126,947,190	128,321,695	1,374,505
S&P Mid 400 Index E-Mini Futures	58	Long	Sep 2017	10,222,215	10,036,320	(185,895)
S&P/TSX 60 Index Futures	64	Long	Sep 2017	9,155,728	9,132,973	(22,755)
						$4,634,197

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Total Return Fund

		Shares or
		Principal
		Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS – 62.4%
U.S. Government – 19.1%
U.S. Treasury Bonds
2.250%, 08/15/2046		$6,400,000	$5,777,500
2.500%, 01/15/2029 to 02/15/2045		42,338,774	45,557,758
2.500%, 02/15/2046 (A)		1,000,000	954,141
2.750%, 08/15/2042 to 11/15/2042		52,300,000	52,946,664
2.750%, 08/15/2047 (A)		1,400,000	1,406,289
2.875%, 05/15/2043 (A)		10,800,000	11,160,703
2.875%, 08/15/2045		14,300,000	14,729,559
3.000%, 05/15/2042 to 05/15/2047		23,300,000	24,641,649
3.000%, 11/15/2044 (A)		20,300,000	21,455,355
3.125%, 02/15/2043 to 08/15/2044		51,600,000	55,817,984
3.375%, 05/15/2044		13,700,000	15,487,422
3.625%, 08/15/2043 to 02/15/2044 (A)		12,300,000	14,472,309
3.750%, 11/15/2043		14,900,000	17,899,207
3.875%, 04/15/2029		9,536,064	13,139,497
4.250%, 05/15/2039 (A)		1,500,000	1,921,055
4.375%, 05/15/2040 (A)		3,600,000	4,697,438
4.500%, 08/15/2039 (A)		2,400,000	3,176,906
4.625%, 02/15/2040 (A)		2,100,000	2,829,914
U.S. Treasury Notes
0.125%, 07/15/2026 (A)		7,153,230	7,026,615
0.375%, 07/15/2027 (A)		13,117,685	13,142,384
1.625%, 08/31/2022 (A)		8,000,000	7,968,125
1.875%, 07/31/2022		13,400,000	13,499,977
2.250%, 08/15/2027 (A)		63,100,000	63,817,082
2.375%, 05/15/2027		28,400,000	29,016,813
			442,542,346
U.S. Government Agency – 43.3%
Federal Home Loan Mortgage Corp.
3.301%, (12 month LIBOR + 1.801%),
11/01/2035 (B)		29,014	30,689
3.315%, (1 Year CMT + 2.574%),
01/01/2029 (B)		24,678	25,744
3.500%, TBA (C)		10,000,000	10,346,282
3.607%, (12 month LIBOR + 1.792%),
06/01/2034 (B)		42,146	44,287
4.000%, TBA (C)		24,000,000	25,323,826
4.000%, 05/01/2029 to 09/01/2035		498,106	530,584
4.500%, TBA (C)		11,000,000	11,814,876
4.500%, 10/01/2025 to 10/01/2041		281,512	304,142
5.500%, 04/01/2035 to 01/01/2040		941,925	1,047,942
6.000%, 08/01/2022 to 05/01/2040		12,168,650	13,866,201
Federal National Mortgage Association
1.976%, (12 month Treasury Average
Index + 1.200%), 06/01/2043 (B)		286,817	289,064
2.176%, (12 month Treasury Average
Index + 1.400%), 10/01/2040 (B)		23,125	23,383
2.310%, 08/01/2022		3,126,860	3,161,633
2.605%, (12 month Treasury Average
Index + 1.838%), 11/01/2035 (B)		72,958	75,325
2.640%, 06/01/2022		3,693,181	3,782,389
2.734%, (12 month LIBOR + 1.258%),
11/01/2034 (B)		71,425	73,767
2.870%, 09/01/2027		3,010,680	3,065,302
2.904%, (1 Year CMT + 2.148%),
09/01/2035 (B)		600,475	631,411
2.940%, 07/01/2022		1,481,395	1,537,270
3.000%, TBA (C)		235,000,000	237,951,463
3.000%, 04/01/2022 to 05/01/2022		150,575	155,504
3.042%, (12 month LIBOR + 1.736%),
09/01/2035 (B)		37,439	38,861
3.050%, (1 Year CMT + 2.175%),
03/01/2035 (B)		16,220	16,828
3.094%, (1 Year CMT + 2.239%),
01/01/2036 (B)		$3,925,287	$4,151,049
3.155%, 05/01/2022		5,525,915	5,777,195
3.167%, (12 month LIBOR + 1.577%),
01/01/2035 (B)		37,150	38,369
3.258%, (12 month LIBOR + 1.489%),
05/01/2035 (B)		115,088	120,392
3.330%, 11/01/2021		307,794	323,491
3.387%, (12 month LIBOR + 1.637%),
05/01/2035 (B)		32,882	34,597
3.500%, TBA (C)		339,000,000	350,861,776
3.500%, 01/01/2021 to 10/01/2030		2,466,093	2,581,227
3.537%, (12 month LIBOR + 1.777%),
07/01/2034 (B)		58,501	61,443
3.581%, (12 month LIBOR + 1.715%),
06/01/2035 (B)		165,609	173,894
3.911%, (COFI + 1.254%),
05/01/2036 (B)		267,253	278,523
4.000%, TBA (C)		168,000,000	177,212,706
4.000%, 08/01/2018 to 08/01/2041		9,828,881	10,368,094
4.500%, TBA (C)		14,000,000	15,050,496
4.500%, 01/01/2018 to 07/01/2042		7,325,690	7,869,650
5.000%, TBA (C)		5,000,000	5,464,420
5.000%, 03/01/2023 to 03/01/2044		2,026,363	2,224,265
5.500%, 06/01/2018 to 09/01/2041		31,884,869	35,365,567
6.000%, TBA (C)		1,000,000	1,124,531
6.000%, 03/01/2021 to 05/01/2041		10,637,927	12,111,002
6.500%, 03/01/2036 to 11/01/2037		6,278	7,323
Government National
Mortgage Association
2.125%, (1 Year CMT + 1.500%),
09/20/2021 (B)		7,742	7,827
2.250%, (1 Year CMT + 1.500%),
10/20/2029 to 11/20/2029 (B)		97,363	99,751
2.375%, (1 Year CMT + 1.500%),
02/20/2024 to 02/20/2032 (B)		180,633	185,074
2.625%, (1 Year CMT + 1.500%),
05/20/2023 to 05/20/2030 (B)		84,437	85,981
3.000%, 12/15/2044		668,858	684,257
3.500%, TBA (C)		21,000,000	21,886,307
4.000%, TBA (C)		14,500,000	15,279,111
4.000%, 10/20/2044		62,384	66,375
5.000%, TBA (C)		3,000,000	3,278,652
5.000%, 10/15/2033 to 09/15/2040		13,738,010	15,186,837
U.S. Small Business Administration
5.130%, 09/01/2023		16,178	17,169
5.520%, 06/01/2024		260,305	276,179
			1,002,390,303
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(Cost $1,429,256,405)			$1,444,932,649
FOREIGN GOVERNMENT
OBLIGATIONS – 2.6%
Brazil – 1.1%
Banco Nacional de Desenvolvimento
Economico e Social
4.125%, 09/15/2017	EUR	1,600,000	1,907,045
Federative Republic of Brazil
10.000%, 01/01/2023	BRL	71,200,000	23,428,382
			25,335,427

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Total Return Fund (continued)

		Shares or
		Principal
		Amount	Value
FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Canada – 0.5%
Province of Ontario
1.650%, 09/27/2019		$5,500,000	$5,496,122
3.150%, 06/02/2022	CAD	1,400,000	1,180,698
4.400%, 04/14/2020		$800,000	853,439
Province of Quebec
3.500%, 07/29/2020		1,000,000	1,048,728
3.500%, 12/01/2022	CAD	600,000	515,027
4.250%, 12/01/2021		2,800,000	2,456,085
			11,550,099
Germany – 0.4%
Federal Republic of Germany
2.500%, 07/04/2044	EUR	2,100,000	3,320,959
3.250%, 07/04/2042		2,900,000	5,141,655
			8,462,614
Japan – 0.6%
Japan Bank for International Cooperation
2.875%, 07/21/2027		$6,600,000	6,729,013
Japan Finance Organization for
Municipalities
2.625%, 04/20/2022 (D)		7,000,000	7,087,927
			13,816,940
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost
$59,582,672)			$59,165,080
CORPORATE BONDS – 31.1%
Consumer discretionary – 1.5%
Amazon.com, Inc.
3.150%, 08/22/2027 (D)		3,900,000	3,970,346
American Honda Finance Corp. (3 month
LIBOR + 0.350%) 1.669%,
11/05/2021 (B)		6,800,000	6,786,176
DISH DBS Corp.
4.250%, 04/01/2018		400,000	404,500
Ford Motor Credit Company LLC
2.551%, 10/05/2018		7,566,000	7,618,718
Ford Motor Credit Company LLC (3
month LIBOR + 0.520%) 1.739%,
09/08/2017 (B)		1,200,000	1,200,016
General Motors Financial Company, Inc.
3.150%, 01/15/2020		4,300,000	4,387,676
General Motors Financial Company, Inc.
(3 month LIBOR + 0.930%) 2.234%,
04/13/2020 (B)		6,500,000	6,529,879
Volkswagen Group of America
Finance LLC (3 month LIBOR +
0.470%) 1.785%, 05/22/2018 (B)(D)		1,800,000	1,800,935
Wynn Las Vegas LLC
5.500%, 03/01/2025 (D)		900,000	938,250
			33,636,496
Consumer staples – 1.0%
BAT Capital Corp.
2.764%, 08/15/2022 (D)		3,600,000	3,620,075
3.557%, 08/15/2027 (D)		5,500,000	5,578,425
CVS Health Corp.
2.800%, 07/20/2020		6,700,000	6,843,935
CVS Pass-Through Trust
6.943%, 01/10/2030		221,255	265,587
Philip Morris International, Inc.
2.375%, 08/17/2022		6,800,000	6,803,675
			23,111,697
Energy – 0.9%
Enbridge, Inc. (3 month LIBOR +
0.700%) 1.946%, 06/15/2020 (B)		$5,300,000	$5,343,672
ONEOK Partners LP
8.625%, 03/01/2019		2,900,000	3,166,631
Petrobras Global Finance BV
6.125%, 01/17/2022		7,100,000	7,526,000
Regency Energy Partners LP
4.500%, 11/01/2023		4,500,000	4,716,913
			20,753,216
Financials – 23.1%
Ally Financial, Inc.
4.750%, 09/10/2018		8,700,000	8,893,053
American Express Bank FSB
6.000%, 09/13/2017		3,300,000	3,302,846
American International Group, Inc.
6.400%, 12/15/2020		1,900,000	2,146,824
Banco de Credito e Inversiones
3.000%, 09/13/2017 (D)		1,000,000	1,000,002
Bank of America Corp.
2.625%, 04/19/2021		1,500,000	1,515,936
2.650%, 04/01/2019		2,800,000	2,833,320
3.300%, 01/11/2023		3,400,000	3,496,991
5.750%, 12/01/2017		100,000	100,977
6.875%, 04/25/2018		16,000,000	16,518,287
Bank of America Corp. (3 month LIBOR
+ 1.000%) 2.312%, 04/24/2023 (B)		4,400,000	4,415,576
Barclays Bank PLC (14.000% to
6-15-19, then 3 month GBP LIBOR +
13.400%) 06/15/2019 (E)	GBP	600,000	929,714
Barclays PLC (3 month LIBOR +
1.625%) 2.929%, 01/10/2023 (B)		$4,600,000	4,692,432
Barclays PLC (3 month LIBOR +
2.110%) 3.419%, 08/10/2021 (B)		9,800,000	10,257,074
Barclays PLC (7.000% to 9-15-19, then 5
Year British Pound Swap Rate +
5.084%) 09/15/2019 (E)	GBP	1,800,000	2,409,047
BBVA Bancomer SA
6.500%, 03/10/2021 (D)		$1,500,000	1,655,625
Blackstone CQP Holdco LP
6.000%, 08/18/2021 (D)		4,600,000	4,594,739
6.500%, 03/20/2021 (D)		7,500,000	7,730,975
Boston Properties LP
3.850%, 02/01/2023		5,200,000	5,535,746
BRFkredit A/S
1.000%, 01/01/2018	DKK	70,100,000	11,275,560
2.000%, 10/01/2017		74,000,000	11,858,597
4.000%, 01/01/2018		50,700,000	8,228,765
CIT Group, Inc.
3.875%, 02/19/2019		$2,600,000	2,658,500
5.500%, 02/15/2019 (D)		1,002,000	1,048,343
Citigroup, Inc.
2.750%, 04/25/2022		6,600,000	6,659,613
2.900%, 12/08/2021		5,000,000	5,089,320
Citigroup, Inc. (3 month LIBOR +
0.960%) 2.274%, 04/25/2022 (B)		6,600,000	6,639,468
Cooperatieve Rabobank UA
4.375%, 08/04/2025		1,500,000	1,592,413
Credit Suisse Group Funding
Guernsey, Ltd.
3.450%, 04/16/2021		2,900,000	2,992,901
3.750%, 03/26/2025		5,800,000	5,944,814
3.800%, 06/09/2023		6,000,000	6,256,175
Deutsche Bank AG
4.250%, 10/14/2021		4,300,000	4,538,435

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Total Return Fund (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Deutsche Bank AG (3 month LIBOR +
0.970%) 2.274%, 07/13/2020 (B)		$3,700,000	$3,708,729
Deutsche Bank AG (3 month LIBOR +
1.910%) 3.219%, 05/10/2019 (B)		8,400,000	8,584,261
HSBC Holdings PLC
3.400%, 03/08/2021		4,900,000	5,077,757
HSBC Holdings PLC (3 month LIBOR +
2.240%) 3.459%, 03/08/2021 (B)		4,100,000	4,294,597
International Lease Finance Corp.
7.125%, 09/01/2018 (D)		1,900,000	1,994,924
Jefferies Finance LLC
7.375%, 04/01/2020 (D)		3,100,000	3,193,000
JPMorgan Chase & Co.
2.400%, 06/07/2021		4,400,000	4,432,973
2.550%, 03/01/2021		3,300,000	3,342,289
2.750%, 06/23/2020		9,100,000	9,289,465
JPMorgan Chase & Co. (3 month LIBOR
+ 0.550%) 1.864%, 04/25/2018 (B)		3,200,000	3,208,416
KBC Bank NV (8.000% to 1-25-18, then
5 Year U.S. Swap Rate + 7.097%)
01/25/2023		7,000,000	7,156,100
Lloyds Bank PLC (12.000% to 12-16-24,
then 3 month LIBOR + 11.750%)
12/16/2024 (D)(E)		17,300,000	23,441,500
Lloyds Banking Group PLC (7.000% to
6-27-19, then 5 Year British Pound
Swap Rate + 5.060%) 06/27/2019 (E)	GBP	2,000,000	2,710,127
Morgan Stanley
2.125%, 04/25/2018		$2,300,000	2,306,630
Morgan Stanley (3 month LIBOR +
1.280%) 2.594%, 04/25/2018 (B)		15,700,000	15,803,864
National Australia Bank, Ltd.
2.250%, 03/16/2021 (D)		4,700,000	4,731,118
New York Life Global Funding
2.900%, 01/17/2024 (D)		6,100,000	6,249,028
Nordea Kredit Realkreditaktieselskab
1.000% 04/01/2018 to 10/01/2018	DKK	263,400,000	42,792,224
2.000%, 10/01/2017		13,500,000	2,165,080
Nykredit Realkredit A/S
1.000% 04/01/2018		147,200,000	23,751,205
2.000% 10/01/2017 to 04/01/2018		97,200,000	15,649,213
OneMain Financial Holdings LLC
6.750%, 12/15/2019 (D)		$800,000	835,000
7.250%, 12/15/2021 (D)		800,000	839,000
Pentair Finance SA
1.875%, 09/15/2017		3,300,000	3,300,084
Preferred Term Securities XVI, Ltd. (3
month LIBOR + 0.500%) 1.746%,
03/23/2035 (B)(D)		4,734,319	3,893,978
Preferred Term Securities XX, Ltd. (3
month LIBOR + 0.400%) 1.646%,
03/22/2038 (B)(D)		4,962,411	4,069,177
Realkredit Danmark A/S
1.000% 01/01/2018 to 04/01/2018	DKK	326,600,000	52,656,725
2.000%, 01/01/2018		39,000,000	6,293,812
Royal Bank of Canada
2.300%, 03/22/2021		$4,700,000	4,737,545
Royal Bank of Scotland Group PLC
(6.990% to 10-5-17, then 3 month
LIBOR + 2.670%) 10/05/2017 (D)(E)		6,800,000	7,752,000
Royal Bank of Scotland Group PLC
(7.648% to 9-30-31, then 3 month
LIBOR + 2.500%) 09/30/2031 (E)		5,000,000	6,287,500
Santander UK Group Holdings PLC
2.875%, 08/05/2021		4,200,000	4,232,474
Springleaf Finance Corp.
6.125%, 05/15/2022		$2,000,000	$2,095,000
6.500%, 09/15/2017		7,000,000	7,008,750
The Bear Stearns Companies LLC
7.250%, 02/01/2018		12,800,000	13,085,207
The Goldman Sachs Group, Inc.
3.500%, 01/23/2025		8,400,000	8,559,320
The Toronto-Dominion Bank
2.250%, 03/15/2021 (D)		1,000,000	1,005,859
2.500%, 01/18/2023 (D)		6,900,000	7,012,935
UBS AG (3 month LIBOR + 0.850%)
2.052%, 06/01/2020 (B)		300,000	302,191
UBS AG (3 month LIBOR + 0.320%)
1.539%, 12/07/2018 (B)(D)		6,900,000	6,911,392
UBS AG (3 month LIBOR + 0.580%)
1.799%, 06/08/2020 (B)(D)		7,800,000	7,827,799
UBS Group Funding Switzerland AG
3.000%, 04/15/2021 (D)		8,300,000	8,445,581
4.125%, 04/15/2026 (D)		4,900,000	5,195,228
Wells Fargo & Company (3 month
LIBOR + 1.230%) 2.541%,
10/31/2023 (B)		5,800,000	5,924,758
Wells Fargo & Company, Series K
(7.980% to 3-15-18, then 3 month
LIBOR + 3.770%) 03/15/2018 (E)		5,800,000	5,959,500
Wells Fargo Bank NA (3 month LIBOR
+ 0.650%) 1.872%, 12/06/2019 (B)		3,700,000	3,735,068
Westpac Banking Corp.
2.100%, 02/25/2021 (D)		6,200,000	6,219,956
			534,880,407
Health care – 0.8%
Allergan Funding SCS
3.450%, 03/15/2022		700,000	727,267
Baxalta, Inc.
2.875%, 06/23/2020		5,500,000	5,596,874
Becton, Dickinson and Company
2.133%, 06/06/2019		5,000,000	5,018,228
Endo Finance LLC
5.750%, 01/15/2022 (D)		1,750,000	1,566,250
Valeant Pharmaceuticals
International, Inc.
4.500%, 05/15/2023	EUR	2,800,000	2,736,075
Zimmer Biomet Holdings, Inc.
2.700%, 04/01/2020		$3,800,000	3,845,417
			19,490,111
Industrials – 0.4%
International Lease Finance Corp.
3.875%, 04/15/2018		1,500,000	1,516,938
Odebrecht Drilling Norbe VIII/IX, Ltd.
6.350%, 06/30/2022 (D)(F)		6,721,000	4,267,835
Odebrecht Offshore Drilling
Finance, Ltd.
6.625%, 10/01/2023 (D)(F)		503,160	187,427
Owens Corning
4.200%, 12/01/2024		3,200,000	3,385,505
			9,357,705
Information technology – 0.5%
Dell International LLC
5.450%, 06/15/2023 (D)		4,200,000	4,601,279
DXC Technology Company (3 month
LIBOR + 0.950%) 2.264%,
03/01/2021 (B)		6,600,000	6,603,338
			11,204,617

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Total Return Fund (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Materials – 0.6%
GTL Trade Finance, Inc.
7.250%, 10/20/2017 (D)		$6,900,000	$6,924,150
Rio Oil Finance Trust Series 2014-1
9.250%, 07/06/2024 (D)		630,844	656,078
Rio Oil Finance Trust Series 2014-3
9.750%, 01/06/2027 (D)		5,923,998	6,175,768
			13,755,996
Real estate – 0.5%
Alexandria Real Estate Equities, Inc.
4.300%, 01/15/2026		4,000,000	4,254,044
Physicians Realty LP
4.300%, 03/15/2027		3,600,000	3,716,178
Tesco Property Finance 6 PLC
5.411%, 07/13/2044	GBP	3,323,455	4,709,869
			12,680,091
Telecommunication services – 1.1%
AT&T, Inc.
2.800%, 02/17/2021		$2,900,000	2,939,396
AT&T, Inc. (3 month LIBOR + 0.650%)
1.954%, 01/15/2020 (B)		5,800,000	5,830,493
AT&T, Inc. (3 month LIBOR + 0.950%)
2.254%, 07/15/2021 (B)		5,500,000	5,556,087
Verizon Communications, Inc.
2.946%, 03/15/2022		2,070,000	2,107,775
3.376%, 02/15/2025 (D)		2,958,000	2,959,788
Verizon Communications, Inc. (3 month
LIBOR + 0.550%) 1.865%,
05/22/2020 (B)		5,400,000	5,403,105
			24,796,644
Utilities – 0.7%
Broadcom Corp.
3.625%, 01/15/2024 (D)		5,900,000	6,078,390
Dynegy, Inc.
7.375%, 11/01/2022		1,600,000	1,656,000
FirstEnergy Corp.
3.900%, 07/15/2027		2,000,000	2,043,299
The Southern Company (3 month LIBOR
+ 0.700%) 1.998%, 09/30/2020 (B)(D)		5,800,000	5,825,280
			15,602,969
TOTAL CORPORATE BONDS (Cost
$707,314,215)			$719,269,949
MUNICIPAL BONDS – 0.5%
Chicago Transit Authority, Series A
(Illinois)
6.300%, 12/01/2021		140,000	150,611
City of Chicago (Illinois)
5.633%, 01/01/2020		2,100,000	2,144,373
7.750%, 01/01/2042		1,600,000	1,748,832
Iowa Tobacco Settlement Authority
6.500%, 06/01/2023		505,000	511,090
State of Illinois, GO
5.665%, 03/01/2018		2,145,000	2,180,543
University of California
6.270%, 05/15/2031		5,300,000	5,635,702
TOTAL MUNICIPAL BONDS (Cost
$11,790,865)			$12,371,151
COLLATERALIZED MORTGAGE
OBLIGATIONS – 10.6%
Commercial and residential – 8.0%
American Home Mortgage Investment
Trust
Series 2004-4, Class 4A (6 month
LIBOR + 2.000%)
3.455%, 02/25/2045 (B)		$58,325	$59,389
BAMLL Commercial Mortgage
Securities Trust
Series 2016-ASHF, Class A
3.127%, 12/15/2033 (D)		4,600,000	4,624,374
Banc of America Mortgage Trust
Series 2005-F, Class 2A2
3.725%, 07/25/2035 (B)		846,274	790,960
BCAP LLC Trust
Series 2011-RR4, Class 8A1,
5.250%, 02/26/2036 (D)		1,602,909	1,368,436
Series 2011-RR5, Class 12A1,
5.046%, 03/26/2037 (B)(D)		392,823	385,351
Series 2011-RR5, Class 5A1,
5.250%, 08/26/2037 (D)		2,300,804	2,362,034
Series 2012-RR10, Class 8A2,
4.000%, 03/26/2036 (D)		1,049,054	1,047,455
Bear Stearns Adjustable Rate
Mortgage Trust
Series 2004-8, Class 2A1,
3.401%, 11/25/2034 (B)		743,981	720,656
Series 2005-1, Class 2A1,
3.476%, 03/25/2035 (B)		1,536,639	1,501,650
Series 2003-8, Class 2A1,
3.560%, 01/25/2034 (B)		162,470	165,340
Bear Stearns Alt-A Trust
Series 2005-7, Class 22A1,
3.494%, 09/25/2035 (B)		391,139	346,507
Series 2005-8, Class 21A1,
3.359%, 10/25/2035 (B)		4,122,372	4,048,097
Bear Stearns Commercial Mortgage
Securities Trust
Series 2007-PW18, Class A4
5.700%, 06/11/2050		2,133,442	2,135,560
Bella Vista Mortgage Trust
Series 2005-1, Class 2A (1 month
LIBOR + 0.540%)
1.775%, 02/22/2035 (B)		1,449,610	1,374,741
CGMS Commercial Mortgage Trust
Series 2017-MDRA, Class A
3.656%, 07/10/2022 (D)		3,000,000	3,106,685
Citigroup Commercial Mortgage Trust
Series 2017-1500, Class A
2.100%, 07/15/2019 (D)		5,600,000	5,600,034
Citigroup Mortgage Loan Trust, Inc.
Series 2005-11, Class A1A (1 Year
CMT + 2.400%),
3.430%, 05/25/2035 (B)		202,134	202,517
Series 2005-11, Class A2A (1 Year
CMT + 2.400%),
3.630%, 10/25/2035 (B)		1,716,334	1,728,260
Series 2005-6, Class A1R (1 Year
CMT + 2.100%),
2.690%, 09/25/2035 (B)		1,873,806	1,895,736
Countrywide Alternative Loan Trust
Series 2004-27CB, Class A1,
6.000%, 12/25/2034		1,965,343	1,920,395
Series 2005-31, Class 2A1 (1 month
LIBOR + 0.300%),
1.534%, 08/25/2035 (B)		4,261,189	3,917,341

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Total Return Fund (continued)

		Shares or
		Principal
		Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and
residential (continued)
Countrywide Alternative
Loan Trust (continued)
Series 2006-OC7, Class 2A2A (1
month LIBOR + 0.170%),
1.404%, 07/25/2046 (B)		$2,934,314	$2,809,203
Series 2007-OA6, Class A1B (1 month
LIBOR + 0.200%),
1.434%, 06/25/2037 (B)		4,939,748	4,686,272
Series 2005-62, Class 2A1 (12 month
Treasury Average Index + 1.000%),
1.830%, 12/25/2035 (B)		2,574,459	2,416,871
Series 2005-81, Class A1 (1 month
LIBOR + 0.280%),
1.514%, 02/25/2037 (B)		2,924,478	2,667,346
Countrywide Home Loan Mortgage Pass
Through Trust
Series 2004-22, Class A3,
3.131%, 11/25/2034 (B)		585,077	580,849
Series 2004-HYB9, Class 1A1,
3.353%, 02/20/2035 (B)		632,964	638,817
Series 2005-HYB9, Class 3A2A (12
month LIBOR + 1.750%),
3.309%, 02/20/2036 (B)		139,450	124,090
Credit Suisse Commercial Mortgage Trust
Series 2010-18, Class R
3.250%, 04/26/2038 (D)		919,967	913,681
CSAIL Commercial Mortgage Trust
Series 2016-C7, Class ASB
3.314%, 11/15/2049		3,000,000	3,124,547
Eurosail-UK PLC (3 month GBP LIBOR
+ 0.300%)
Series 2007-4X, Class A2A
0.590%, 06/13/2045 (B)	GBP	155,571	201,134
First Horizon Mortgage Pass-Through Trust
Series 2004-AR7, Class 4A1
3.050%, 02/25/2035 (B)		$807,358	805,584
GreenPoint Mortgage Funding Trust
Series 2006-AR2, Class 4A1 (12
month Treasury Average Index +
2.000%),
2.830%, 03/25/2036 (B)		3,175,696	2,914,908
Series 2006-AR6, Class A1A (1 month
LIBOR + 0.080%),
1.314%, 10/25/2046 (B)		4	4
GS Mortgage Securities Corp Trust
Series 2016-RENT, Class A
3.203%, 02/10/2029 (D)		4,700,000	4,845,112
GS Mortgage Securities Trust
Series 2016-GS4, Class 225B
2.994%, 11/10/2029 (D)		3,305,000	3,345,387
GSMPS Mortgage Loan Trust
Series 2006-RP1, Class 1AF2 (1
month LIBOR + 0.350%)
1.584%, 01/25/2036 (B)(D)		255,371	220,401
GSR Mortgage Loan Trust
Series 2005-AR6, Class 2A1,
3.177%, 09/25/2035 (B)		5,251,752	5,349,763
Series 2005-AR7, Class 6A1,
3.222%, 11/25/2035 (B)		550,610	541,976
HarborView Mortgage Loan Trust
Series 2005-2, Class 2A1A (1 month
LIBOR + 0.440%)
1.671%, 05/19/2035 (B)		$167,869	$156,587
Hilton USA Trust
Series 2016-SFP, Class A
2.828%, 11/05/2035 (D)		5,800,000	5,865,782
HomeBanc Mortgage Trust
Series 2005-4, Class A1 (1 month
LIBOR + 0.270%)
1.504%, 10/25/2035 (B)		3,855,610	3,793,371
JPMorgan Alternative Loan Trust
Series 2006-S3, Class A6
6.120%, 08/25/2036 (B)		1,546,763	1,535,201
JPMorgan Chase Commercial Mortgage
Securities Trust
Series 2016-ATRM, Class A,
2.962%, 10/05/2028 (D)		5,300,000	5,310,457
Series 2016-FLRR, Class AFL (1
month LIBOR + 1.450%),
2.677%, 01/15/2033 (B)(D)		3,555,612	3,555,608
Series 2016-JP4, Class ASB,
3.474%, 12/15/2049 (B)		5,000,000	5,277,410
JPMorgan Mortgage Trust
Series 2005-S3, Class 1A2
5.750%, 01/25/2036		67,926	59,129
Landmark Mortgage Securities No 3 PLC
Series 3, Class A (3 month GBP
LIBOR + 0.280%)
0.575%, 04/17/2044 (B)	GBP	1,904,989	2,351,468
Merrill Lynch Alternative Note Asset Trust
Series 2007-F1, Class 2A8
6.000%, 03/25/2037		$2,794,869	2,289,136
Merrill Lynch Mortgage Investors Trust
Series 2005-1, Class 2A5,
3.113%, 04/25/2035 (B)		228,145	218,882
Series 2005-2, Class 1A (6 month
LIBOR + 1.250%),
2.665%, 10/25/2035 (B)		2,200,203	2,196,564
Series 2005-2, Class 3A (1 month
LIBOR + 1.000%),
2.232%, 10/25/2035 (B)		132,722	126,379
Series 2005-3, Class 4A (1 month
LIBOR + 0.250%),
1.484%, 11/25/2035 (B)		30,984	29,591
Series 2005-A6, Class 2A3 (1 month
LIBOR + 0.380%),
1.614%, 08/25/2035 (B)		945,788	933,729
Morgan Stanley Bank of America Merrill
Lynch Trust
Series 2016-C32, Class ASB
3.514%, 12/15/2049		2,500,000	2,642,403
Morgan Stanley Capital I Trust
Series 2014-CPT, Class AM,
3.516%, 07/13/2029 (D)		4,800,000	4,989,885
Series 2016-UB12, Class ASB,
3.436%, 12/15/2049		3,000,000	3,114,417
Morgan Stanley Re-REMIC Trust
Series 2010-R4, Class 4B
1.958%, 02/26/2037 (D)		6,083,868	4,855,231

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Total Return Fund (continued)

		Shares or
		Principal
		Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and
residential (continued)
Opteum Mortgage Acceptance Corp.
Series 2005-5, Class 1A1D (1 month
LIBOR + 0.380%)
1.614%, 12/25/2035 (B)		$1,322,620	$1,295,433
PHH Alternative Mortgage Trust
Series 2007-1, Class 1A1 (1 month
LIBOR + 0.160%)
1.394%, 02/25/2037 (B)		7,111,102	6,313,429
RBSGC Mortgage Loan Trust
Series 2005-A, Class 1A
5.500%, 04/25/2035		1,503,012	1,456,308
RBSSP Resecuritization Trust
Series 2011-3, Class 2A1,
1.482%, 02/26/2037 (D)		2,396,751	2,334,347
Series 2011-4, Class 6A1,
1.472%, 06/27/2036 (D)		1,900,000	1,619,206
Residential Accredits Loans, Inc. Trust
Series 2005-QS13, Class 2A1 (1
month LIBOR + 0.700%),
1.934%, 09/25/2035 (B)		2,769,764	2,358,552
Series 2007-QO3, Class A1 (1 month
LIBOR + 0.160%),
1.394%, 03/25/2047 (B)		2,510,944	2,291,809
Residential Asset Securitization Trust
Series 2005-A1, Class A1
5.500%, 04/25/2035		2,938,948	2,974,682
Residential Funding Mortgage Securities
I Trust
Series 2004-S9, Class 1A23
5.500%, 12/25/2034		37,609	37,977
RMAC PLC
Series 2005-NS1X, Class A2A (3
month GBP LIBOR + 0.130%)
0.419%, 06/12/2037 (B)	GBP	261,781	324,074
Sequoia Mortgage Trust
Series 6, Class A (1 month LIBOR +
0.640%)
1.868%, 04/19/2027 (B)		$1,615,964	1,525,398
Structured Adjustable Rate Mortgage
Loan Trust
Series 2005-1, Class 2A
3.422%, 02/25/2035 (B)		9,427,997	9,369,632
Structured Asset Mortgage Investments
II Trust
Series 2005-AR5, Class A3 (1 month
LIBOR + 0.250%),
1.481%, 07/19/2035 (B)		673,658	648,417
Series 2005-AR8, Class A1A (1 month
LIBOR + 0.280%),
1.514%, 02/25/2036 (B)		271,557	257,706
Series 2007-AR2, Class 2A1 (1 month
LIBOR + 0.130%),
1.364%, 03/25/2037 (B)		1,535,210	1,197,441
TBW Mortgage-Backed Trust
Series 2006-4, Class A3 (1 month
LIBOR + 0.200%)
1.434%, 09/25/2036 (B)		1,323,228	1,316,757
WaMu Mortgage
Pass-Through Certificates
Series 2001-7, Class A,
1.972%, 05/25/2041 (B)		268	268
Series 2002-AR17, Class 1A (12
month Treasury Average Index +
1.200%),
2.030%, 11/25/2042 (B)		$75,413	$71,350
Series 2002-AR9, Class 1A (12 month
Treasury Average Index + 1.400%),
2.230%, 08/25/2042 (B)		206,978	199,710
Series 2004-CB1, Class 6A,
6.000%, 06/25/2034		1,686,419	1,828,987
Series 2004-CB4, Class 11A,
6.000%, 12/25/2034		5,002,390	5,402,267
Series 2005-AR13, Class A1A1 (1
month LIBOR + 0.290%),
1.524%, 10/25/2045 (B)		7,633,306	7,634,461
Series 2005-AR19, Class A1A1 (1
month LIBOR + 0.270%),
1.504%, 12/25/2045 (B)		1,080,114	1,044,453
Series 2006-8, Class A6,
4.543%, 10/25/2036 (B)		3,413,880	2,262,932
Wells Fargo Mortgage Backed
Securities Trust
Series 2004-CC, Class A1,
3.105%, 01/25/2035 (B)		346,185	352,407
Series 2005-AR13, Class 1A5,
3.378%, 05/25/2035 (B)		47,289	47,449
Series 2005-AR4, Class 1A3,
3.239%, 04/25/2035 (B)		3,980,919	4,030,779
Series 2006-AR10, Class 1A1,
3.297%, 07/25/2036 (B)		1,199,450	1,163,544
Series 2006-AR2, Class 2A1,
3.154%, 03/25/2036 (B)		870,877	879,828
Series 2006-AR2, Class 2A5,
3.154%, 03/25/2036 (B)		1,383,786	1,361,157
			186,389,453
U.S. Government Agency – 2.6%
Federal Home Loan Mortgage Corp.
Series 2204, Class Z,
7.500%, 12/20/2029		147,026	168,759
Series 2362, Class ZA,
6.500%, 09/15/2031		88,249	105,553
Series 2503, Class PZ,
6.000%, 09/15/2032		249,733	284,309
Series 2906, Class GZ,
5.000%, 09/15/2034		107,036	117,907
Series 2935, Class HJ,
5.000%, 02/15/2035		105,979	116,132
Series 4611, Class BF (1 month
LIBOR + 0.400%),
1.627%, 06/15/2041 (B)		5,956,294	5,974,230
Series 4620, Class AF (1 month
LIBOR + 0.440%),
1.667%, 11/15/2042 (B)		6,846,635	6,857,190
Series T-63, Class 1A1 (12 month
Treasury Average Index + 1.200%),
1.976%, 02/25/2045 (B)		67,053	68,277
Federal National Mortgage Association
Series 2002-56, Class ZQ,
6.000%, 09/25/2032		1,053,140	1,189,855
Series 2003-W1, Class 1A1,
6.500%, 12/25/2042 (B)		109,082	118,910

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Total Return Fund (continued)

		Shares or
		Principal
		Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National
Mortgage Association (continued)
Series 2003-W6, Class F (1 month
LIBOR + 0.350%),
1.582%, 09/25/2042 (B)		$539,716	$536,621
Series 2005-120, Class NF (1 month
LIBOR + 0.100%),
1.334%, 01/25/2021 (B)		3,434	3,434
Series 2005-9, Class ZA,
5.000%, 02/25/2035		236,319	260,617
Series 2006-5, Class 3A2,
3.251%, 05/25/2035 (B)		60,594	63,888
Series 2007-73, Class A1 (1 month
LIBOR + 0.060%),
1.294%, 07/25/2037 (B)		387,698	380,510
Series 2015-38, Class DF (1 month
LIBOR + 0.310%),
1.537%, 06/25/2055 (B)		5,339,323	5,325,180
Series 2016-62, Class AF (1 month
LIBOR + 0.450%),
1.677%, 09/25/2046 (B)		2,847,266	2,854,111
Government National
Mortgage Association
Series 2005-21, Class Z,
5.000%, 03/20/2035		371,030	410,481
Series 2015-H31, Class FT (1 month
LIBOR + 0.650%),
1.874%, 11/20/2065 (B)		4,976,508	4,998,942
Series 2016-154, Class WF (1 month
LIBOR + 0.400%),
1.632%, 11/20/2045 (B)		3,973,245	3,975,756
Series 2016-H07, Class FK (1 month
LIBOR + 1.000%),
2.224%, 03/20/2066 (B)		8,593,713	8,747,981
Series 2016-H20, Class PT,
4.078%, 09/20/2066 (B)		5,909,431	6,579,519
Series 2017-H01, Class FC (1 month
LIBOR + 0.950%),
2.174%, 12/20/2066 (B)		4,898,776	4,974,332
Series 2017-H07, Class FG (1 month
LIBOR + 0.460%),
1.684%, 02/20/2067 (B)		5,258,031	5,244,523
			59,357,017
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $240,187,762)			$245,746,470
ASSET BACKED SECURITIES – 15.4%
Allegro CLO I, Ltd.,
Series 2013-1A, Class A1R,
2.531%, 01/30/2026 (D)		6,000,000	5,999,940
Ally Auto Receivables Trust,
Series 2014-1, Class B,
1.840%, 08/15/2019		5,300,000	5,303,499
AmeriCredit Automobile Receivables Trust,
Series 2017-1, Class A2A,
1.510%, 05/18/2020		4,964,789	4,962,571
Anchorage Capital CLO 4, Ltd.,
Series 2014-4A, Class A1BR,
2.454%, 07/28/2026 (D)		4,600,000	4,600,106
Apidos CLO XIV,
Series 2013-14A, Class A,
2.454%, 04/15/2025 (D)		4,000,000	4,002,352
Apidos CLO XVI,
Series 2013-16A, Class A1R,
2.286%, 01/19/2025 (D)		$4,000,000	$3,995,830
Apidos CLO XVIII,
Series 2014-18A, Class A1R,
2.432%, 07/22/2026 (D)		4,500,000	4,499,955
Ares XXIX CLO, Ltd.,
Series 2014-1A, Class A1R,
2.494%, 04/17/2026 (D)		5,000,000	5,014,960
AUTO ABS,
Series 2012-3, Class A,
0.600%, 09/27/2024	EUR	437,188	521,059
Bayview Financial Asset Trust,
Series 2004-SSRA, Class A1,
1.834%, 12/25/2039 (D)		$3,436,698	3,436,681
Bayview Opportunity Master Fund IIIb Trust,
Series 2017-RN6, Class A1,
3.105%, 08/28/2032 (B)(D)		5,500,000	5,500,000
Bear Stearns Asset Backed Securities Trust,
Series 2005-1, Class M2 (1 month
LIBOR + 2.100%),
3.334%, 03/25/2035 (B)		2,110,705	2,106,084
BlueMountain CLO, Ltd.,
Series 2013-3A, Class AR,
2.201%, 10/29/2025 (D)		5,500,000	5,499,962
BNC Mortgage Loan Trust,
Series 2007-2, Class A2 (1 month
LIBOR + 0.100%),
1.334%, 05/25/2037 (B)		92,858	92,266
Brookside Mill CLO, Ltd.,
Series 2013-1A, Class A1,
2.454%, 04/17/2025 (D)		2,072,217	2,076,762
Carlyle Global Market Strategies
CLO, Ltd.,
Series 2014-5A, Class A1R (3 month
LIBOR + 1.140%),
2.444%, 10/16/2025 (B)(D)		5,000,000	5,000,080
CELF Low Levered Partners PLC (6
month EURIBOR + 0.220%),
Series 2006-1A, Class A3,
0.027%, 03/04/2024 (B)(D)	EUR	1,310,138	1,559,634
Cent CLO 21, Ltd.,
Series 2014-21A, Class A1BR,
2.527%, 07/27/2026 (D)		$5,200,000	5,199,948
Chase Issuance Trust,
Series 2017-A1, Class A (1 month
LIBOR + 0.300%),
1.527%, 01/18/2022 (B)		5,100,000	5,119,378
CIT Mortgage Loan Trust,
Series 2007-1, Class 1A (1 month
LIBOR + 1.350%),
2.584%, 10/25/2037 (B)(D)		4,741,716	4,709,999
Citigroup Mortgage Loan Trust,
Series 2007-AMC1, Class A1,
1.394%, 12/25/2036 (D)		3,189,275	2,109,679
Countrywide Asset-Backed Certificates
Series 2004-10, Class MV2 (1 month
LIBOR + 0.670%),
2.239%, 01/25/2035 (B)		14,083	14,089
Series 2005-1, Class MV6 (1 month
LIBOR + 0.730%),
1.964%, 07/25/2035 (B)		4,300,000	4,257,198

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Total Return Fund (continued)

		Shares or
		Principal
		Amount	Value
ASSET BACKED
SECURITIES (continued)
Countrywide
Asset-Backed Certificates (continued)
Series 2005-17, Class MV1 (1 month
LIBOR + 0.460%),
1.694%, 05/25/2036 (B)		$5,300,000	$5,165,671
Series 2006-11, Class 2AV (1 month
LIBOR + 0.150%),
1.384%, 09/25/2046 (B)		2,788,671	2,752,236
Series 2006-25, Class 2A4 (1 month
LIBOR + 0.220%),
1.454%, 06/25/2047 (B)		9,100,000	7,425,948
Series 2006-26, Class 1A (1 month
LIBOR + 0.140%),
1.374%, 06/25/2037 (B)		3,317,078	2,884,420
Series 2007-9, Class 1A (1 month
LIBOR + 0.200%),
1.434%, 06/25/2047 (B)		2,948,139	2,533,865
Countrywide Asset-Backed Certificates (1
month LIBOR + 1.725%),
Series 2005-BC4, Class M7 (1 month
LIBOR + 1.725%),
2.959%, 05/25/2035 (B)		2,000,000	1,970,411
Credit-Based Asset Servicing &
Securitization LLC,
Series 2007-CB6, Class A3,
1.454%, 07/25/2037 (D)		3,495,515	2,307,582
CVP Cascade CLO-1, Ltd.,
Series 2013-CLO1, Class A1R (3
month LIBOR + 1.150%),
2.454%, 01/16/2026 (B)(D)		4,500,000	4,500,014
DT Auto Owner Trust,
Series 2017-1A, Class A,
1.560%, 06/15/2020 (D)		3,046,812	3,044,919
EMC Mortgage Loan Trust,
Series 2001-A Class A,
1.972%, 05/25/2040 (D)		232,146	215,789
Emerson Park CLO, Ltd.,
Series 2013-1A, Class A1AR,
2.284%, 07/15/2025 (D)		4,000,000	3,999,964
Exeter Automobile Receivables Trust,
Series 2017-1A, Class A,
1.960%, 03/15/2021 (D)		3,370,072	3,364,421
First Franklin Mortgage Loan Trust,
Series 2006-FF17, Class A5 (1 month
LIBOR + 0.150%),
1.384%, 12/25/2036 (B)		2,528,794	2,105,975
First Investors Auto Owner Trust,
Series 2017-1A, Class A1,
1.690%, 04/15/2021 (D)		3,963,646	3,959,779
Flagship CLO VIII, Ltd.,
Series 2014-8A, Class AR,
2.554%, 01/16/2026 (D)		5,000,000	5,019,430
Flagship VII, Ltd.,
Series 2013-7A, Class A1R (3 month
LIBOR + 1.120%),
2.427%, 01/20/2026 (B)(D)		5,000,000	5,000,090
Galaxy XVI CLO, Ltd.,
Series 2013-16A, Class A1R,
2.444%, 11/16/2025 (D)		5,300,000	5,300,196
GM Financial Automobile Leasing Trust,
Series 2017-1, Class A2A,
1.670%, 09/20/2019		6,000,000	6,003,529
GM Financial Consumer Automobile,
Series 2017-1A, Class A2A,
1.510%, 03/16/2020 (D)		5,200,000	5,198,894
Golden Credit Card Trust,
Series 2017-1A, Class A,
1.627%, 02/15/2021 (D)		$5,000,000	$5,013,433
Goldentree Loan Opportunities VIII, Ltd.,
Series 2014-8A, Class AR,
2.516%, 04/19/2026 (D)		5,000,000	5,015,815
GSAA Trust,
Series 2005-7, Class AF4,
5.058%, 05/25/2035 (B)		3,100,000	3,167,355
GSAMP Trust,
Series 2007-FM1, Class A2A (1 month
LIBOR + 0.070%),
1.304%, 12/25/2036 (B)		233,077	124,637
Harbourmaster Pro-Rata CLO 3 BV,
Series PR3A, Class A2,
0.031%, 09/20/2023 (D)	EUR	3,419,956	4,062,902
HSI Asset Loan Obligation Trust,
Series 2007-WF1, Class A1 (1 month
LIBOR + 0.060%),
1.294%, 12/25/2036 (B)		$379,837	177,897
Hyundai Auto Lease Securitization Trust,
Series 2017-B, Class A2A,
1.690%, 12/16/2019 (D)		5,000,000	5,003,015
JMP Credit Advisors CLO III, Ltd.,
Series 2014-1A, Class AR,
2.544%, 10/17/2025 (D)		5,300,000	5,300,080
Kitty Hawk CLO LLC,
Series 2015-1A, Class A1R,
2.514%, 04/15/2027 (D)		4,000,000	4,000,008
Mastr Asset Backed Securities Trust
Series 2005-WF1, Class M2 (1 month
LIBOR + 0.645%),
1.879%, 06/25/2035 (B)		1,350,720	1,351,465
Series 2006-NC2, Class A3 (1 month
LIBOR + 0.110%),
1.344%, 08/25/2036 (B)		2,632,404	1,442,883
Series 2007-HE2, Class A1 (1 month
LIBOR + 1.150%),
2.384%, 08/25/2037 (B)		3,830,901	3,099,981
Merrill Lynch Mortgage Investors Trust,
Series 2006-HE6, Class A2C (1 month
LIBOR + 0.230%),
1.464%, 11/25/2037 (B)		2,784,653	1,587,112
Morgan Stanley ABS Capital I, Inc. Trust
Series 2006-HE6, Class A2D (1 month
LIBOR + 0.240%),
1.474%, 09/25/2036 (B)		5,882,743	3,011,797
Series 2006-WMC1, Class A2C (1
month LIBOR + 0.310%),
1.544%, 12/25/2035 (B)		2,348,816	2,223,436
Morgan Stanley Capital I, Inc. Trust,
Series 2006-HE2, Class A2C (1 month
LIBOR + 0.180%),
1.414%, 03/25/2036 (B)		125,377	102,588
Morgan Stanley Home Equity Loan Trust,
Series 2007-2, Class A2 (1 month
LIBOR + 0.170%),
1.404%, 04/25/2037 (B)		1,188,551	735,672
Mountain Hawk III CLO, Ltd.,
Series 2014-3A, Class AR,
2.504%, 04/18/2025 (D)		4,500,000	4,499,951

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Total Return Fund (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED
SECURITIES (continued)
MP CLO V, Ltd.,
Series 2014-A1, Class AR (3 month
LIBOR + 1.250%),
2.554%, 07/18/2026 (B)(D)	$5,100,000	$5,099,944
Navient Student Loan Trust,
Series 2017-3A, Class A1,
1.534%, 07/26/2066 (D)	5,742,119	5,742,568
New Century Home Equity Loan Trust
Series 2005-2, Class M4 (1 month
LIBOR + 0.945%),
2.179%, 06/25/2035 (B)	3,067,429	2,845,864
Series 2005-4, Class M2 (1 month
LIBOR + 0.510%),
1.744%, 09/25/2035 (B)	600,000	588,085
Series 2005-C, Class A2C (1 month
LIBOR + 0.250%),
1.484%, 12/25/2035 (B)	702,015	700,072
Northwoods Capital X, Ltd.,
Series 2013-10A, Class A1R,
2.393%, 11/04/2025 (D)	4,500,000	4,499,964
Oak Hill Credit Partners X, Ltd.,
Series 2014-10A, Class AR (3 month
LIBOR + 1.130%),
2.437%, 07/20/2026 (B)(D)	5,000,000	5,022,470
Oaktree CLO, Ltd.,
Series 2014-2A, Class A1AR,
2.527%, 10/20/2026 (D)	5,200,000	5,200,088
Octagon Investment Partners XIX, Ltd.,
Series 2014-1A, Class AR,
2.404%, 04/15/2026 (D)	5,000,000	5,000,080
OHA Credit Partners IX, Ltd.,
Series 2013-9A, Class A1R,
2.317%, 10/20/2025 (D)	5,000,000	5,000,875
Ownit Mortgage Loan Asset Backed
Certificates,
Series 2006-1, Class AF2,
5.290%, 10/25/2035 (B)	2,199,092	1,406,900
OZLM Funding V, Ltd.,
Series 2013-5A, Class A1R,
2.434%, 01/17/2026 (D)	5,300,000	5,300,085
OZLM IX, Ltd.,
Series 2014-9A, Class A1R,
2.527%, 01/20/2027 (D)	5,400,000	5,420,088
Palmer Square CLO, Ltd.
Series 2013-1A, Class A1R,
2.285%, 05/15/2025 (D)	3,230,282	3,236,594
Series 2013-2A, Class A1AR,
2.524%, 10/17/2027 (D)	4,500,000	4,500,963
Park Place Securities, Inc.
Series 2005-WCW3, Class M1 (1
month LIBOR + 0.480%),
1.714%, 08/25/2035 (B)	534,246	531,857
Series 2005-WCW3, Class M2 (1
month LIBOR + 0.490%),
1.724%, 08/25/2035 (B)	2,000,000	1,761,796
RASC Trust,
Series 2005-KS4, Class M2 (1 month
LIBOR + 0.870%),
2.104%, 05/25/2035 (B)	1,028,405	1,030,091
Regatta V Funding, Ltd.,
Series 2014-1A, Class A1BR,
2.474%, 10/25/2026 (D)	5,300,000	5,300,106
Saratoga Investment Corp. CLO, Ltd.,
Series 2013-1A, Class A1R,
2.857%, 10/20/2025 (D)	4,500,000	4,520,943
Securitized Asset Backed
Receivables LLC Trust
Series 2006-FR3, Class A3 (1 month
LIBOR + 0.250%),
1.484%, 05/25/2036 (B)	$2,144,944	$1,317,919
Series 2007-HE1, Class A2A (1 month
LIBOR + 0.060%),
1.294%, 12/25/2036 (B)	415,089	146,817
Securitized Term Auto Receivables Trust,
Series 2017-1A, Class A2A,
1.510%, 04/25/2019 (D)	4,888,927	4,885,693
Seneca Park CLO, Ltd.,
Series 2014-1A, Class AR,
2.424%, 07/17/2026 (D)	3,000,000	3,016,593
SLM Student Loan Trust
Series 2007-3, Class A3 (3 month
LIBOR + 0.040%),
1.354%, 04/25/2019 (B)	1,585,162	1,579,333
Series 2008-9, Class A (3 month
LIBOR + 1.500%),
2.814%, 04/25/2023 (B)	3,182,600	3,259,025
SoFi Consumer Loan Program LLC,
Series 2016-3, Class A,
3.050%, 12/26/2025 (D)	3,905,178	3,954,780
SoFi Professional Loan Program LLC,
Series 2017-B, Class A1FX,
1.830%, 05/25/2040 (D)	5,512,234	5,519,531
Specialty Underwriting & Residential
Finance Trust,
Series 2005-BC2, Class M3 (1 month
LIBOR + 0.975%),
2.209%, 12/25/2035 (B)	2,196,461	2,190,996
SpringCastle America Funding LLC,
Series 2016-AA, Class A,
3.050%, 04/25/2029 (D)	3,768,174	3,794,922
Staniford Street CLO, Ltd.,
Series 2014-1A, Class AR,
2.426%, 06/15/2025 (D)	5,000,000	4,999,970
Structured Asset Investment Loan Trust,
Series 2006-1, Class A4 (1 month
LIBOR + 0.310%),
1.544%, 01/25/2036 (B)	6,700,000	5,477,907
Sudbury Mill CLO, Ltd.
Series 2013-1A, Class A1R (3 month
LIBOR + 1.150%),
2.454%, 01/17/2026 (B)(D)	4,400,000	4,400,013
Series 2013-1A, Class A2R,
2.474%, 01/17/2026 (D)	4,400,000	4,400,013
TICP CLO, Ltd.
Series 2014-1A, Class A1R,
2.494%, 04/26/2026 (D)	4,000,000	4,000,456
Series 2014-2A, Class A1AR,
2.467%, 07/20/2026 (D)	4,000,000	4,006,048
Series 2014-3A, Class AR,
2.487%, 01/20/2027 (D)	4,300,000	4,300,434
VOLT LV LLC,
Series 2017-NPL2, Class A1,
3.500%, 03/25/2047 (B)(D)	4,553,036	4,595,219
VOLT LVII LLC,
Series 2017-NPL4, Class A1,
3.375%, 04/25/2047 (B)(D)	994,900	1,003,712

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Total Return Fund (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED
SECURITIES (continued)
WaMu Asset-Backed Certificates Trust,
Series 2007-HE3, Class 1A (1 month
LIBOR + 0.225%),
1.459%, 05/25/2047 (B)	$4,083,026	$3,330,930
Westlake Automobile Receivables Trust,
Series 2017-1A, Class A2,
1.780%, 04/15/2020 (D)	4,900,000	4,904,435
TOTAL ASSET BACKED SECURITIES (Cost
$349,857,873)		$356,049,371
PREFERRED SECURITIES – 0.3%
Real estate – 0.3%
Sovereign Real Estate Investment Trust,
12.000% (D)	5,520	6,900,000
TOTAL PREFERRED SECURITIES (Cost
$7,424,400)		$6,900,000
PURCHASED OPTIONS – 0.0%
Puts – 0.0%
Exchange Traded Option on 10 Year
U.S. Treasury Note Futures (Expiration
Date: 11-24-17; Strike Price: $107.50;
Notional Amount: 12,000) (G)	12	12
Exchange Traded Option on 10 Year
U.S. Treasury Note Futures (Expiration
Date: 11-24-17; Strike Price: $108.00;
Notional Amount 1,000) (G)	1	1
Exchange Traded Option on 10 Year
U.S. Treasury Note Futures (Expiration
Date: 11-24-17; Strike Price: $114.00;
Notional Amount: 2,130,000) (G)	2,130	2,130
Exchange Traded Option on 10 Year
U.S. Treasury Note Futures (Expiration
Date: 11-24-17; Strike Price: $114.50;
Notional Amount: 720,000) (G)	720	720
Exchange Traded Option on 10 Year
U.S. Treasury Note Futures (Expiration
Date: 11-24-17; Strike Price: $115.00;
Notional Amount: 196,000) (G)	196	196
Exchange Traded Option on 5 Year
U.S. Treasury Note Futures (Expiration
Date: 11-24-17; Strike Price: $106.50;
Notional Amount: 109,000) (G)	109	109
Exchange Traded Option on 5 Year
U.S. Treasury Note Futures (Expiration
Date: 11-24-17; Strike Price: $108.00;
Notional Amount: 627,000) (G)	627	627
Exchange Traded Option on 5 Year
U.S. Treasury Note Futures (Expiration
Date: 11-24-17; Strike Price: $111.75;
Notional Amount: 1,096,000) (G)	1,096	17,125
Exchange Traded Option on 5 Year
U.S. Treasury Note Futures (Expiration
Date: 11-24-17; Strike Price: $112.25;
Notional Amount: 1,200,000) (G)	1,200	18,750
Exchange Traded Option on Euro BUND
Futures (Expiration Date: 11-24-17;
Strike Price: $145.00; Notional
Amount: 7,630) (G)	763	9,012
Exchange Traded Option on Eurodollar
Futures (Expiration Date: 3-19-18;
Strike Price: $98.25; Notional
Amount: 2,642,500) (G)	1,057	26,425
Over the Counter Option on 30 Year
Interest Rate Swap. Receive a floating
rate based on 3-month LIBOR and pay
a fixed rate of 2.905% (Expiration
Date: 8-20-18; Strike Rate: 2.905%;
Counterparty: Morgan Stanley &
Company, Inc.) (G)(H)	10,400,000	$222,144
Over the Counter Option on 30 Year
Interest Rate Swap. Receive a floating
rate based on 3-month LIBOR and pay
a fixed rate of 2.930% (Expiration
Date: 8-20-18; Strike Rate: 2.930%;
Counterparty: Goldman Sachs &
Company) (G)(H)	3,800,000	76,372
Over the Counter Option on 30 Year
Interest Rate Swap. Receive a floating
rate based on 3-month LIBOR and pay
a fixed rate of 2.940% (Expiration
Date: 8-20-18; Strike Rate: 2.940%;
Counterparty: Goldman Sachs &
Company) (G)(H)	3,300,000	64,720
TOTAL PURCHASED OPTIONS (Cost
$1,906,518)		$438,343
SHORT-TERM INVESTMENTS – 19.3%
Certificate of deposit – 4.1%
Barclays Bank PLC
1.827%, 05/17/2018 *	$13,700,000	13,700,000
1.940%, 09/04/2018 *	18,200,000	18,204,334
1.972%, 12/06/2017 *	2,000,000	2,003,708
Mitsubishi UFJ Trust & Banking Corp.
1.987%, 09/19/2017 *	4,600,000	4,601,955
Mizuho Bank, Ltd.
1.928%, 12/12/2017 *	12,100,000	12,122,821
Natixis SA
1.979%, 09/25/2017 *	1,200,000	1,200,638
1.979%, 10/02/2017 *	3,000,000	3,001,938
Norinchukin Bank
2.019%, 10/10/2017 *	9,700,000	9,708,682
Sumitomo Mitsui Banking Corp.
1.946%, 09/15/2017 *	9,500,000	9,502,850
Sumitomo Mitsui Trust Bank, Ltd.
1.997%, 09/18/2017 *	9,000,000	9,003,447
2.012%, 10/06/2017 *	10,900,000	10,908,219
		93,958,592
Commercial paper – 1.3%
CRH America Finance, Inc.
1.600%, 10/18/2017 *	5,000,000	4,989,556
Deutsche Telekom AG
1.630%, 01/30/2018 *	5,500,000	5,462,397
Engie SA
1.550%, 11/01/2017 *	5,800,000	5,787,784
1.600%, 10/03/2017 *	2,600,000	2,597,135
Eni Finance USA, Inc.
1.750%, 10/02/2017 *	2,100,000	2,097,329
Ford Motor Credit Company LLC
1.820%, 04/02/2018 *	4,500,000	4,452,144
Mondelez International, Inc.
1.520%, 10/31/2017 *	5,000,000	4,987,333
		30,373,678
Foreign government – 12.2%
Argentina Treasury Bill
3.131%, 12/15/2017 *	4,300,000	4,264,817

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Total Return Fund (continued)

		Shares or
		Principal
		Amount	Value
SHORT-TERM
INVESTMENTS (continued)
Foreign government (continued)
Argentina Treasury Bill (continued)
3.194%, 04/27/2018 *		8,900,000	$8,717,781
Federative Republic of Brazil
10.713%, 01/01/2018 *	BRL	58,700,000	18,200,179
10.731%, 10/01/2017 *		136,000,000	42,913,285
Japan Treasury Discount Bill
(0.144)%, 11/27/2017 *	JPY	9,560,000,000	86,990,822
(0.126)%, 11/20/2017 *		6,270,000,000	57,051,409
(0.116)%, 11/06/2017 *		5,020,000,000	45,673,083
(0.109)%, 10/23/2017 *		1,850,000,000	16,831,340
Mexico Cetes
6.521%, 01/04/2018 *	MXN	4,420,000	2,411,869
			283,054,585
U.S. Government – 0.0%
U.S. Treasury Bill, 1.080%,
01/04/2018 (A)*		$937,000	933,645
Repurchase agreement – 1.7%
Repurchase Agreement with Citigroup
dated 8-31-17 at 1.220% to be
repurchased at $31,801,078 on 9-1-17,
collateralized by $32,655,000
U.S. Treasury Notes, 1.875% due
8-31-24 (valued at $32,513,826,
including interest)		31,800,000	31,800,000
Repurchase Agreement with State Street
Corp. dated 8-31-17 at 0.340% to be
repurchased at $6,883,065 on 9-1-17,
collateralized by $6,970,000
U.S. Treasury Notes, 1.875% due
10-31-17 (valued at $7,023,237,
including interest)		6,883,000	6,883,000
			38,683,000
TOTAL SHORT-TERM INVESTMENTS (Cost $446,288,841)			$447,003,500
Total Investments (Total Return Fund)
(Cost $3,253,609,551) – 142.2%			$3,291,876,513
Other assets and liabilities, net – (42.2%)			(976,811,987)
TOTAL NET ASSETS – 100.0%			$2,315,064,526

Currency Abbreviations
BRL	Brazilian Real
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
MXN	Mexican Peso

Security Abbreviations and Legend
CMT	Constant Maturity Treasury
COFI	11th Federal Home Loan Bank District Cost of Funds Index
EURIBOR	Euro Interbank Offered Rate
GO	General Obligation
LIBOR	London Interbank Offered Rate
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(B)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(C)	Security purchased or sold on a when-issued or delayed delivery basis.
(D)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $500,773,585 or 21.6% of the fund’s net assets as of 8-31-17.
(E)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(F)	Non-income producing - Issuer is in default.
(G)	Non-income producing security.
(H)	For this type of option, notional amounts are equivalent to number of contracts.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES

FUTURES

						Unrealized
	Number of		Expiration	Notional	Notional	appreciation
Open contracts	contracts	Position	date	basis*	value*	(depreciation)
10-Year U.S. Treasury Note Futures	4,240	Long	Dec 2017	$536,670,925	$538,413,750	$1,742,825
5-Year U.S. Treasury Note Futures	3,362	Long	Dec 2017	397,602,842	398,397,000	794,158
German Euro BUND Futures	801	Long	Dec 2017	155,058,607	154,675,507	(383,100)
10-Year Canada Government Bond Futures	137	Short	Dec 2017	(15,117,215)	(15,167,367)	(50,152)
Euro SCHATZ Futures	533	Short	Sep 2017	(71,115,383)	(71,233,289)	(117,906)
Euro-BTP Italian Government Bond Futures	22	Short	Sep 2017	(3,513,090)	(3,596,923)	(83,833)
Eurodollar Futures	262	Short	Dec 2017	(64,594,909)	(64,573,175)	21,734
Eurodollar Futures	52	Short	Mar 2018	(12,808,070)	(12,810,200)	(2,130)
Eurodollar Futures	541	Short	Jun 2018	(133,112,656)	(133,214,488)	(101,832)
Eurodollar Futures	398	Short	Dec 2018	(97,640,252)	(97,888,100)	(247,848)
Eurodollar Futures	316	Short	Mar 2019	(77,476,231)	(77,692,550)	(216,319)
Euro-OAT Futures	88	Short	Sep 2017	(15,640,528)	(15,793,566)	(153,038)
Euro-OAT Futures	1,000	Short	Dec 2017	(185,994,884)	(185,984,110)	10,774
U.K. Long Gilt Bond Futures	347	Short	Dec 2017	(56,940,424)	(57,120,265)	(179,841)

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Total Return Fund (continued)

						Unrealized
	Number of		Expiration	Notional	Notional	appreciation
Open contracts	contracts	Position	date	basis*	value*	(depreciation)
U.S. Treasury Long Bond Futures	572	Short	Dec 2017	(88,609,356)	(89,285,625)	$(676,269)
						$357,223

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

FORWARD FOREIGN CURRENCY CONTRACTS

					Contractual
					settlement	Unrealized	Unrealized
Contract to buy		Contract to sell		Counterparty (OTC)	date	appreciation	depreciation
BRL	1,009,101	USD	319,487	Deutsche Bank AG	9/5/2017	$1,081	—
BRL	1,009,101	USD	320,645	Morgan Stanley Bank, N.A.	9/5/2017	—	($76)
BRL	33,200,000	USD	9,992,776	JPMorgan Chase Bank N.A.	10/3/2017	508,337	—
BRL	296,710	USD	86,190	JPMorgan Chase Bank N.A.	1/3/2018	6,490	—
CAD	5,138,000	USD	4,119,628	HSBC Bank USA	9/5/2017	—	(4,982)
CHF	12,870,000	USD	13,309,892	Citibank N.A.	9/5/2017	111,037	—
DKK	76,542,000	USD	12,159,174	Bank of America, N.A.	10/2/2017	111,364	—
DKK	156,416,000	USD	22,786,883	Citibank N.A.	10/2/2017	2,288,350	—
DKK	59,112,000	USD	9,513,632	Societe Generale	10/2/2017	—	(37,318)
DKK	95,030,000	USD	15,110,510	Standard Chartered Bank	10/2/2017	123,861	—
DKK	291,000	USD	44,381	JPMorgan Chase Bank N.A.	1/2/2018	2,517	—
EUR	31,418,000	USD	37,103,715	Bank of America, N.A.	11/15/2017	438,436	—
EUR	12,600,000	USD	14,868,248	BNP Paribas SA	11/15/2017	187,806	—
EUR	4,217,000	USD	4,988,601	UBS AG	11/15/2017	50,397	—
GBP	25,332,000	USD	33,273,273	Citibank N.A.	9/5/2017	—	(516,447)
GBP	25,332,000	USD	32,777,771	Goldman Sachs Bank USA	10/3/2017	11,356	—
IDR	31,674,090,000	USD	2,333,954	JPMorgan Chase Bank N.A.	10/13/2017	32,035	—
JPY	5,241,600,000	USD	47,481,831	Standard Chartered Bank	9/5/2017	197,252	—
JPY	5,241,600,000	USD	48,376,557	Standard Chartered Bank	10/3/2017	—	(634,325)
JPY	1,189,300,000	USD	10,885,006	Goldman Sachs Bank USA	11/15/2017	—	(31,434)
JPY	1,193,600,000	USD	10,911,678	JPMorgan Chase Bank N.A.	11/15/2017	—	(18,865)
KRW	78,744,381,645	USD	70,244,765	Goldman Sachs Bank USA	9/18/2017	—	(403,255)
SGD	4,462,000	USD	3,280,634	Citibank N.A.	9/18/2017	10,331	—
SGD	3,779,000	USD	2,786,946	Goldman Sachs Bank USA	9/18/2017	270	—
SGD	72,090,526	USD	52,817,009	Standard Chartered Bank	9/18/2017	353,626	—
TWD	2,439,799,068	USD	81,096,836	Credit Suisse International	9/18/2017	—	(211,349)
TWD	81,412,680	USD	2,694,000	Deutsche Bank AG	9/18/2017	5,036	—
TWD	103,219,950	USD	3,405,000	Societe Generale	9/18/2017	17,001	—
USD	320,645	BRL	1,009,101	Deutsche Bank AG	9/5/2017	76	—
USD	318,504	BRL	1,009,101	Morgan Stanley Bank, N.A.	9/5/2017	—	(2,064)
USD	318,087	BRL	1,009,101	Deutsche Bank AG	10/3/2017	—	(1,090)
USD	42,489,378	BRL	136,000,000	Nomura Global Financial Products, Inc.	10/3/2017	—	(527,231)
USD	9,022,229	BRL	33,200,000	Standard Chartered Bank	10/3/2017	—	(1,478,884)
USD	86,783	BRL	296,710	BNP Paribas SA	1/3/2018	—	(5,898)
USD	52,825	BRL	200,000	Deutsche Bank AG	1/3/2018	—	(9,648)
USD	8,337,905	BRL	30,400,000	JPMorgan Chase Bank N.A.	1/3/2018	—	(1,157,865)
USD	8,279,804	BRL	28,100,000	Nomura Global Financial Products, Inc.	1/3/2018	—	(497,535)
USD	1,271,362	BRL	4,800,000	BNP Paribas SA	4/3/2018	—	(211,326)
USD	6,295,469	BRL	21,400,000	HSBC Bank USA	4/3/2018	—	(314,847)
USD	15,895,611	BRL	53,600,000	JPMorgan Chase Bank N.A.	4/3/2018	—	(661,068)
USD	242,959	CAD	306,000	Citibank N.A.	9/5/2017	—	(2,094)
USD	3,875,038	CAD	4,832,000	JPMorgan Chase Bank N.A.	9/5/2017	5,445	—
USD	4,121,108	CAD	5,138,000	HSBC Bank USA	10/3/2017	5,233	—
USD	10,042,085	CHF	9,672,000	JPMorgan Chase Bank N.A.	9/5/2017	—	(43,947)
USD	18,826,229	DKK	129,628,000	Goldman Sachs Bank USA	10/2/2017	—	(1,954,589)
USD	14,300,470	DKK	93,343,000	HSBC Bank USA	10/2/2017	—	(663,456)
USD	3,679,153	DKK	24,005,000	JPMorgan Chase Bank N.A.	10/2/2017	—	(169,117)
USD	10,007,164	DKK	65,565,000	UBS AG	10/3/2017	—	(504,238)
USD	10,406,455	DKK	71,092,000	Bank of America, N.A.	1/2/2018	—	(1,051,013)
USD	15,008,850	DKK	102,608,000	JPMorgan Chase Bank N.A.	1/2/2018	—	(1,527,862)
USD	43,922,484	DKK	299,637,000	Bank of America, N.A.	4/3/2018	—	(4,647,491)
USD	18,521,692	DKK	124,549,900	BNP Paribas SA	4/3/2018	—	(1,667,355)
USD	16,873,313	DKK	114,587,100	Goldman Sachs Bank USA	4/3/2018	—	(1,700,803)
USD	12,431,300	DKK	76,542,000	Bank of America, N.A.	10/1/2018	—	(116,614)
USD	9,729,890	DKK	59,112,000	Societe Generale	10/1/2018	39,363	—
USD	15,448,265	DKK	95,030,000	Standard Chartered Bank	10/1/2018	—	(130,480)
USD	32,744,435	GBP	25,332,000	Goldman Sachs Bank USA	9/5/2017	—	(12,391)

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Total Return Fund (continued)
FORWARD FOREIGN CURRENCY CONTRACTS (continued)

					Contractual
					settlement	Unrealized	Unrealized
Contract to buy		Contract to sell		Counterparty (OTC)	date	appreciation	depreciation
USD	8,437,513	GBP	6,524,000	BNP Paribas SA	11/15/2017	—	($18,357)
USD	9,926,322	GBP	7,617,000	Goldman Sachs Bank USA	11/15/2017	$53,796	—
USD	11,442,098	GBP	8,858,000	JPMorgan Chase Bank N.A.	11/15/2017	—	(38,910)
USD	48,307,807	JPY	5,241,600,000	Standard Chartered Bank	9/5/2017	628,724	—
USD	3,046,445	JPY	340,000,000	Bank of America, N.A.	10/23/2017	—	(53,173)
USD	13,528,502	JPY	1,510,000,000	UBS AG	10/23/2017	—	(237,447)
USD	17,241,524	JPY	1,900,000,000	Citibank N.A.	11/6/2017	—	(90,652)
USD	16,699,946	JPY	1,840,000,000	JPMorgan Chase Bank N.A.	11/6/2017	—	(84,899)
USD	11,621,309	JPY	1,280,000,000	Morgan Stanley Bank, N.A.	11/6/2017	—	(55,105)
USD	1,006,501	JPY	110,000,000	BNP Paribas SA	11/20/2017	2,406	—
USD	5,118,362	JPY	560,000,000	Citibank N.A.	11/20/2017	6,604	—
USD	46,105,815	JPY	5,020,000,000	JPMorgan Chase Bank N.A.	11/20/2017	282,555	—
USD	5,304,559	JPY	580,000,000	Morgan Stanley Bank, N.A.	11/20/2017	10,238	—
USD	39,931,454	JPY	4,340,000,000	Citibank N.A.	11/27/2017	302,423	—
USD	47,964,187	JPY	5,220,000,000	Goldman Sachs Bank USA	11/27/2017	299,776	—
USD	1,640,000	KRW	1,877,269,400	BNP Paribas SA	9/18/2017	—	(25,025)
USD	47,806,512	KRW	53,972,595,645	Credit Suisse International	9/18/2017	—	(63,920)
USD	2,224,000	KRW	2,536,027,600	Goldman Sachs Bank USA	9/18/2017	—	(25,303)
USD	1,000	KRW	1,143,200	HSBC Bank USA	9/18/2017	—	(14)
USD	941,000	KRW	1,076,692,200	Standard Chartered Bank	9/18/2017	—	(13,961)
USD	16,868,000	KRW	19,280,653,600	UBS AG	9/18/2017	—	(232,775)
USD	70,298,069	KRW	78,744,381,645	Goldman Sachs Bank USA	12/4/2017	403,326	—
USD	2,158,467	MXN	44,200,000	Goldman Sachs Bank USA	1/4/2018	—	(267,073)
USD	567,066	NZD	759,000	Citibank N.A.	9/5/2017	22,104	—
USD	6,006,248	SGD	8,190,000	Citibank N.A.	9/18/2017	—	(34,317)
USD	2,840,405	SGD	3,867,000	Goldman Sachs Bank USA	9/18/2017	—	(11,715)
USD	3,358,145	SGD	4,585,000	JPMorgan Chase Bank N.A.	9/18/2017	—	(23,538)
USD	46,232,612	SGD	63,689,526	Standard Chartered Bank	9/18/2017	—	(741,834)
USD	39,151,922	SGD	53,481,526	Standard Chartered Bank	12/4/2017	—	(328,890)
USD	215,797	THB	7,317,037	UBS AG	9/18/2017	—	(4,580)
USD	2,872,000	TWD	86,892,360	Credit Suisse International	9/18/2017	—	(8,701)
USD	4,157,000	TWD	125,915,530	Royal Bank of Scotland PLC	9/18/2017	—	(17,417)
USD	6,136,000	TWD	185,932,976	Societe Generale	9/18/2017	—	(28,147)
USD	73,384,907	TWD	2,225,690,832	UBS AG	9/18/2017	—	(402,353)
USD	69,430,772	TWD	2,080,493,080	Credit Suisse International	12/4/2017	223,792	—
ZAR	1,924,000	USD	143,971	Goldman Sachs Bank USA	9/5/2017	3,930	—
ZAR	1,924,000	USD	146,546	Citibank N.A.	10/5/2017	632	—
						$6,747,006	($23,725,063)

WRITTEN OPTIONS

Options on exchange-traded futures contracts

		Exercise	Expiration	Number of	Notional
Name of issuer		price	date	contracts	amount	Premium	Value
Calls
Eurodollar Futures	USD	98.75	Mar 2018	1,057	2,642,500	$111,968	$(52,850)
Euro BUND Futures	USD	163.50	Sep 2017	89	8,900,000	41,454	(22,473)
Euro BUND Futures	USD	164.00	Sep 2017	97	9,700,000	27,765	(15,161)
10-Year U.S. Treasury Note Futures	USD	126.50	Sep 2017	220	220,000	68,411	(165,000)
						$249,598	$(255,484)
Puts
Euro BUND Futures	USD	157.00	Sep 2017	164	16,400,000	87,864	(865)
						$87,864	$(865)
						$337,462	$(256,349)

Foreign currency options

			Exercise	Expiration	Notional
Description	Counterparty (OTC)		price	date	amount*	Premium	Value
Calls
Euro versus U.S. Dollar	Bank of America N.A.	EUR	1.19	Sep 2017	13,100,000	$53,657	$(122,794)
U.S. Dollar versus Brazilian Real	Credit Suisse International	USD	3.30	Sep 2017	20,400,000	156,060	(34,639)
U.S. Dollar versus Brazilian Real	JPMorgan Chase Bank	USD	3.51	Sep 2017	5,200,000	80,600	(1,404)
U.S. Dollar versus Brazilian Real	Credit Suisse International	USD	3.55	Oct 2017	8,500,000	127,500	(2,329)

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Total Return Fund (continued)

Foreign currency options (continued)

			Exercise	Expiration	Notional
Description	Counterparty (OTC)		price	date	amount*	Premium	Value
U.S. Dollar versus Brazilian Real	Deutsche Bank AG	USD	4.25	Nov 2017	3,600,000	$105,120	$(191)
U.S. Dollar versus Brazilian Real	Credit Suisse International	USD	6.30	Jan 2018	5,000,000	266,251	(5)
U.S. Dollar versus Singapore Dollar	Standard Chartered Bank	USD	1.37	Sep 2017	22,000,000	62,260	(5,742)
						$851,448	$(167,104)

* For this type of option, notional amounts are equivalent to number of contracts.

Interest rate swaptions

		Floating	Pay/receive
		rate	floating	Exercise	Expiration		Notional
Description	Counterparty (OTC)	index	rate	rate	date		amount*	Premium	Value
Puts
5-Year Interest Rate Swap	Goldman Sachs Bank	3-Month USD LIBOR	Pay	2.800%	Aug 2018	USD	31,200,000	$726,600	$(50,232)
	Morgan Stanley Capital
5-Year Interest Rate Swap	Services, Inc.	3-Month USD LIBOR	Pay	2.800%	Aug 2018	USD	46,000,000	1,026,441	(74,060)
								$1,753,041	$(124,292)

* For this type of option, notional amounts are equivalent to number of contracts.

Inflation floors

		Initial		Expiration		Notional
Description	Counterparty (OTC)	index	Exercise index	date		amount*	Premium	Value
Floor- CPURNSA Index	Deutsche Bank AG	215.950	Maximum of ((1+0.0%)[10] - (Final
			Index/Initial Index)) or $0	Mar 2020	USD	1,600,000	$12,000	$(2)
Floor- CPURNSA Index	Citibank N.A.	215.950	Maximum of ((1+0.0%)[10] - (Final
			Index/Initial Index)) or $0	Mar 2020	USD	4,500,000	38,060	(5)
Floor- CPURNSA Index	Citibank N.A.	216.690	Maximum of ((1+0.0%)[10] - (Final
			Index/Initial Index)) or $0	Apr 2020	USD	11,000,000	98,100	(11)
Floor- CPURNSA Index	Citibank N.A.	217.970	Maximum of ((1+0.0%)[10] - (Final
			Index/Initial Index)) or $0	Sep 2020	USD	4,100,000	52,890	(8)
							$201,050	$(26)

* For this type of option, notional amounts are equivalent to number of contracts.

SWAPS

Interest rate swaps

								Unamortized
					Fixed	Floating		upfront	Unrealized
Counterparty (OTC)/	Notional		Payments	Payments	payment	payment	Maturity	payment paid	appreciation
Centrally cleared	amount	Currency	made	received	frequency	frequency	date	(received)	(depreciation)	Value
Centrally cleared	39,800,000	USD	Fixed 2.000%	USD LIBOR - BBA	Semi-Annual	Quarterly	Dec 2019	$(707,513)	$251,694	$(455,819)
Centrally cleared	20,900,000	GBP	Fixed 1.000%	GBP LIBOR - BBA	Semi-Annual	Semi-Annual	Mar 2023	(190,790)	16,198	(174,592)
Centrally cleared	7,200,000	CAD	Fixed 2.300%	CAD BA - CDOR	Semi-Annual	Semi-Annual	Dec 2025	(139,297)	9,450	(129,847)
Centrally cleared	10,810,000,000	JPY	Fixed 0.300%	JPY LIBOR - BBA	Semi-Annual	Semi-Annual	Mar 2026	(4,011,888)	2,796,034	(1,215,854)
Centrally cleared	2,380,000,000	JPY	Fixed 0.300%	JPY LIBOR - BBA	Semi-Annual	Semi-Annual	Sep 2027	(123,856)	(26,826)	(150,682)
Centrally cleared	29,400,000	GBP	Fixed 1.500%	GBP LIBOR - BBA	Semi-Annual	Semi-Annual	Mar 2028	(945,602)	(143,449)	(1,089,051)
Centrally cleared	1,400,000	CAD	Fixed 1.750%	CAD BA - CDOR	Semi-Annual	Semi-Annual	Dec 2046	138,704	33,123	171,827
Centrally cleared	7,800,000	GBP	Fixed 1.750%	GBP LIBOR - BBA	Semi-Annual	Semi-Annual	Mar 2048	(942,556)	173,399	(769,157)
Centrally cleared	5,300,000	EUR	EUR EURIBOR - Reuters	Fixed 1.500%	Annual	Semi-Annual	Mar 2048	(185,934)	167,774	(18,160)
								$(7,108,732)	$3,277,397	$(3,831,335)

Credit default swaps - Seller

									Unamortized
Counterparty		Implied			USD		Fixed		upfront	Unrealized
(OTC)/	Reference	credit	Notional		notional	Received	payment	Maturity	payment paid	appreciation
Centrally cleared	obligation	spread	amount	Currency	amount	fixed rate	frequency	date	(received)	(depreciation)	Value
BNP Paribas SA	Petroleo Brasileiro SA	1.395%	300,000	USD	$300,000	1.000%	Quarterly	Mar 2020	$(28,388)	$26,047	$(2,341)
Goldman Sachs
International	CDX.NA.IG.9-V4	0.017%	868,049	USD	868,049	0.548%	Quarterly	Dec 2017	—	2,389	2,389
Goldman Sachs
International	Petroleo Brasileiro SA	1.300%	300,000	USD	300,000	1.000%	Quarterly	Dec 2019	(15,091)	13,669	(1,422)
HSBC Bank USA	Petroleo Brasileiro SA	1.395%	100,000	USD	100,000	1.000%	Quarterly	Mar 2020	(8,970)	8,190	(780)

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

Total Return Fund (continued)

Credit default swaps -
Seller (continued)

									Unamortized
Counterparty		Implied			USD		Fixed		upfront	Unrealized
(OTC)/	Reference	credit	Notional		notional	Received	payment	Maturity	payment paid	appreciation
Centrally cleared	obligation	spread	amount	Currency	amount	fixed rate	frequency	date	(received)	(depreciation)	Value
JPMorgan Chase
Bank, N.A.	CDX.NA.IG.9-V4	0.017%	1,928,998	USD	$1,928,998	0.553%	Quarterly	Dec 2017	—	$5,359	$5,359
Merrill Lynch
International	CMBX.NA.AAA.9	0.991%	8,000,000	USD	8,000,000	0.500%	Monthly	Sep 2058	$(315,970)	264,237	(51,733)
					$11,497,047				$(368,419)	$319,891	$(48,528)
Centrally cleared	CDX.NA.IG.28	0.578%	70,000,000	USD	70,000,000	1.000%	Quarterly	Jun 2022	1,290,784	202,853	1,493,637
Centrally cleared	General Motors
	Company	1.195%	2,100,000	USD	2,100,000	5.000%	Quarterly	Jun 2022	320,952	64,067	385,019
Centrally cleared	Simon Property
	Group LP	0.780%	3,500,000	USD	3,500,000	1.000%	Quarterly	Jun 2022	(10,900)	53,332	42,432
Centrally cleared	TESCO PLC	1.470%	3,000,000	EUR	3,238,960	1.000%	Quarterly	Jun 2022	(134,507)	62,923	(71,584)
					$78,838,960				$1,466,329	$383,175	$1,849,504
					$90,336,007				$1,097,910	$703,066	$1,800,976

Derivatives currency abbreviations
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
IDR	Indonesian Rupiah
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
NZD	New Zealand Dollar
SGD	Singapore Dollar
THB	Thai Bhat
TWD	New Taiwan Dollar
USD	U.S. Dollar
ZAR	South African Rand

Derivatives abbreviations
BBA	The British Banker’s Association
CDOR	Canadian Dollar Offered Rate
EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rate

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.

U.S. High Yield Bond Fund

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS – 92.6%
Consumer discretionary – 18.3%
Altice US Finance I Corp.
5.375%, 07/15/2023 (A)	$630,000	$659,925
5.500%, 05/15/2026 (A)	875,000	925,859
Asbury Automotive Group, Inc.
6.000%, 12/15/2024	2,115,000	2,178,450
Brinker International, Inc.
5.000%, 10/01/2024 (A)	350,000	348,688
CBS Radio, Inc.
7.250%, 11/01/2024 (A)	30,000	31,575
CCM Merger, Inc.
6.000%, 03/15/2022 (A)	1,450,000	1,508,000
CCO Holdings LLC
5.125%, 02/15/2023	20,000	20,675
5.125% 05/01/2023 to 05/01/2027 (A)	$1,735,000	$1,811,003
5.250%, 09/30/2022	310,000	319,300
5.375%, 05/01/2025 (A)	2,395,000	2,496,788
5.750%, 02/15/2026 (A)	2,700,000	2,854,413
5.875%, 04/01/2024 (A)	470,000	499,375
Cequel Communications Holdings I LLC
7.750%, 07/15/2025 (A)	725,000	800,219
Cinemark USA, Inc.
5.125%, 12/15/2022	700,000	720,300
Cooper Tire & Rubber Company
7.625%, 03/15/2027	2,410,000	2,711,250

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

U.S. High Yield Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
EMI Music Publishing Group North
America Holdings, Inc.
7.625%, 06/15/2024 (A)	$375,000	$413,438
ESH Hospitality, Inc.
5.250%, 05/01/2025 (A)	2,975,000	3,064,250
GLP Capital LP
4.375%, 04/15/2021	75,000	78,000
5.375%, 11/01/2023	475,000	514,188
Gray Television, Inc.
5.125%, 10/15/2024 (A)	975,000	988,406
5.875%, 07/15/2026 (A)	2,000,000	2,060,000
Group 1 Automotive, Inc.
5.000%, 06/01/2022	775,000	792,438
5.250%, 12/15/2023 (A)	500,000	500,000
KFC Holding Company/Pizza Hut Holdings LLC/Taco Bell of America LLC
5.000%, 06/01/2024 (A)	650,000	679,445
5.250%, 06/01/2026 (A)	650,000	684,938
Lamar Media Corp.
5.875%, 02/01/2022	500,000	513,750
Levi Strauss & Company
5.000%, 05/01/2025	175,000	182,875
Lithia Motors, Inc.
5.250%, 08/01/2025 (A)	250,000	255,625
Live Nation Entertainment, Inc.
4.875%, 11/01/2024 (A)	925,000	943,500
5.375%, 06/15/2022 (A)	250,000	260,625
LKQ Corp.
4.750%, 05/15/2023	3,150,000	3,228,750
NAI Entertainment Holdings
5.000%, 08/01/2018 (A)	625,000	625,938
National CineMedia LLC
6.000%, 04/15/2022	2,000,000	2,005,000
Nexstar Broadcasting, Inc.
5.625%, 08/01/2024 (A)	600,000	621,000
6.125%, 02/15/2022 (A)	1,525,000	1,589,813
Nielsen Finance LLC
5.000%, 04/15/2022 (A)	3,000,000	3,105,000
Outfront Media Capital LLC
5.250%, 02/15/2022	230,000	237,475
5.625%, 02/15/2024	375,000	390,000
Penske Automotive Group, Inc.
3.750%, 08/15/2020	355,000	362,065
5.375%, 12/01/2024	1,113,000	1,126,913
5.750%, 10/01/2022	2,000,000	2,060,000
Pinnacle Entertainment, Inc.
5.625%, 05/01/2024	275,000	282,563
Salem Media Group, Inc.
6.750%, 06/01/2024 (A)	1,400,000	1,449,000
Service Corp. International
7.500%, 04/01/2027	450,000	535,500
8.000%, 11/15/2021	1,640,000	1,931,100
Sonic Automotive, Inc.
5.000%, 05/15/2023	1,450,000	1,410,125
6.125%, 03/15/2027	250,000	251,875
Speedway Motorsports, Inc.
5.125%, 02/01/2023	650,000	669,500
The EW Scripps Company
5.125%, 05/15/2025 (A)	750,000	759,375
The Nielsen Company Luxembourg SARL
5.000%, 02/01/2025 (A)(B)	400,000	413,000
The ServiceMaster Company LLC
5.125%, 11/15/2024 (A)	600,000	616,500
The William Carter Company
5.250%, 08/15/2021	$300,000	$307,500
Vista Outdoor, Inc.
5.875%, 10/01/2023	75,000	76,875
Wolverine World Wide, Inc.
5.000%, 09/01/2026 (A)	225,000	223,875
		54,096,040
Consumer staples – 2.6%
Aramark Services, Inc.
5.125%, 01/15/2024	370,000	393,125
B&G Foods, Inc.
4.625%, 06/01/2021	1,000,000	1,020,000
5.250%, 04/01/2025	600,000	616,500
Cott Beverages, Inc.
5.375%, 07/01/2022	445,000	462,244
Cott Holdings, Inc.
5.500%, 04/01/2025 (A)	375,000	393,281
Darling Ingredients, Inc.
5.375%, 01/15/2022	150,000	155,250
Lamb Weston Holdings, Inc.
4.625%, 11/01/2024 (A)	25,000	25,781
4.875%, 11/01/2026 (A)	25,000	25,941
Pilgrim’s Pride Corp.
5.750%, 03/15/2025 (A)	765,000	788,906
Pinnacle Foods Finance LLC
4.875%, 05/01/2021	875,000	890,313
5.875%, 01/15/2024	50,000	53,438
Post Holdings, Inc.
5.000%, 08/15/2026 (A)	1,175,000	1,175,000
5.750%, 03/01/2027 (A)	725,000	750,375
Prestige Brands, Inc.
6.375%, 03/01/2024 (A)	555,000	592,463
Spectrum Brands, Inc.
5.750%, 07/15/2025	250,000	265,938
		7,608,555
Energy – 21.2%
Andeavor Logistics LP
5.250%, 01/15/2025	425,000	450,500
6.125%, 10/15/2021	125,000	129,219
6.375%, 05/01/2024	275,000	299,063
Archrock Partners LP
6.000% 04/01/2021 to 10/01/2022	1,875,000	1,830,563
Baytex Energy Corp.
5.125%, 06/01/2021 (A)	1,400,000	1,256,500
5.625%, 06/01/2024 (A)	510,000	432,225
Bristow Group, Inc.
6.250%, 10/15/2022 (B)	2,375,000	1,499,219
Carrizo Oil & Gas, Inc.
8.250%, 07/15/2025	525,000	543,375
Continental Resources, Inc.
3.800%, 06/01/2024	325,000	302,250
5.000%, 09/15/2022	450,000	452,250
DCP Midstream Operating LP
2.700%, 04/01/2019	475,000	472,031
Denbury Resources, Inc.
4.625%, 07/15/2023	1,100,000	484,000
6.375%, 08/15/2021	2,125,000	1,136,875
Enable Midstream Partners LP
2.400%, 05/15/2019	1,875,000	1,866,698
3.900%, 05/15/2024	1,600,000	1,602,669
EnLink Midstream Partners LP
4.150%, 06/01/2025	1,525,000	1,532,525
4.400%, 04/01/2024	1,904,000	1,959,839
4.850%, 07/15/2026	525,000	549,606

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

U.S. High Yield Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Ensco PLC
5.750%, 10/01/2044	$2,425,000	$1,558,063
Era Group, Inc.
7.750%, 12/15/2022	1,475,000	1,331,188
Gulfport Energy Corp.
6.000%, 10/15/2024 (A)	625,000	612,500
6.375%, 05/15/2025 (A)	500,000	491,875
6.625%, 05/01/2023	1,000,000	995,000
Hilcorp Energy I LP
5.000%, 12/01/2024 (A)	1,250,000	1,181,250
5.750%, 10/01/2025 (A)(B)	1,250,000	1,206,250
Hornbeck Offshore Services, Inc.
5.000%, 03/01/2021	1,620,000	745,200
5.875%, 04/01/2020 (B)	585,000	333,450
Matador Resources Company
6.875%, 04/15/2023	250,000	260,000
Murphy Oil Corp.
4.700%, 12/01/2022	1,175,000	1,155,848
5.750%, 08/15/2025	125,000	126,625
6.875%, 08/15/2024	585,000	617,906
NGPL PipeCo LLC
4.375%, 08/15/2022 (A)	225,000	231,188
4.875%, 08/15/2027 (A)	350,000	360,500
7.768%, 12/15/2037 (A)	4,000,000	4,970,000
Overseas Shipholding Group, Inc.
8.125%, 03/30/2018	750,000	770,625
PDC Energy, Inc.
6.125%, 09/15/2024 (A)	400,000	410,000
PHI, Inc.
5.250%, 03/15/2019	2,950,000	2,824,625
Rockies Express Pipeline LLC
5.625%, 04/15/2020 (A)	3,550,000	3,736,375
6.875%, 04/15/2040 (A)	1,657,000	1,810,273
7.500%, 07/15/2038 (A)	326,000	366,343
Rose Rock Finance Corp.
5.625%, 07/15/2022	1,000,000	982,500
Sabine Oil & Gas Corp.
7.250%, 06/15/2019 (C)(D)	350,000	3,465
7.500%, 09/15/2020 (C)(D)	2,375,000	23,513
Sabine Pass Liquefaction LLC
5.625% 02/01/2021 to 03/01/2025	1,675,000	1,845,017
5.750%, 05/15/2024	750,000	834,102
5.875%, 06/30/2026	350,000	390,971
6.250%, 03/15/2022	2,500,000	2,819,809
SemGroup Corp.
5.625%, 11/15/2023	500,000	482,500
6.375%, 03/15/2025 (A)	1,900,000	1,871,500
Southwestern Energy Company
4.100%, 03/15/2022 (B)	175,000	161,438
6.700%, 01/23/2025 (B)	565,000	550,875
Summit Midstream Holdings LLC
5.750%, 04/15/2025	100,000	100,250
Tallgrass Energy Partners LP
5.500%, 09/15/2024 (A)	4,175,000	4,175,000
Teekay Corp.
8.500%, 01/15/2020 (B)	3,980,000	4,019,800
Trinidad Drilling, Ltd.
6.625%, 02/15/2025 (A)	50,000	46,250
Ultra Resources, Inc.
6.875%, 04/15/2022 (A)	375,000	368,906
7.125%, 04/15/2025 (A)(B)	325,000	316,875
Western Gas Partners LP
4.000%, 07/01/2022	660,000	683,249
5.375%, 06/01/2021	125,000	135,017
		62,705,528
Financials – 6.0%
CIT Group, Inc.
5.500%, 02/15/2019 (A)	$335,000	$350,494
FirstCash, Inc.
5.375%, 06/01/2024 (A)	425,000	447,844
Hub Holdings LLC (8.125% Cash or
8.875% PIK) 8.125%, 07/15/2019 (A)	850,000	852,125
HUB International, Ltd.
7.875%, 10/01/2021 (A)	2,900,000	3,015,130
Infinity Acquisition LLC
7.250%, 08/01/2022 (A)	650,000	617,500
LPL Holdings, Inc.
5.750%, 09/15/2025 (A)	5,575,000	5,839,814
NewStar Financial, Inc.
7.250%, 05/01/2020	1,740,000	1,785,675
OneMain Financial Holdings LLC
7.250%, 12/15/2021 (A)	2,575,000	2,700,531
Springleaf Finance Corp.
6.000%, 06/01/2020	1,475,000	1,556,125
6.500%, 09/15/2017	200,000	200,250
8.250% 12/15/2020 to 10/01/2023	275,000	311,063
USIS Merger Sub, Inc.
6.875%, 05/01/2025 (A)	150,000	152,813
		17,829,364
Health care – 9.6%
Change Healthcare Holdings LLC
5.750%, 03/01/2025 (A)	1,625,000	1,671,719
Community Health Systems, Inc.
5.125%, 08/01/2021 (B)	475,000	475,594
6.250%, 03/31/2023	225,000	226,688
DaVita, Inc.
5.000%, 05/01/2025	555,000	562,659
5.125%, 07/15/2024	250,000	255,156
5.750%, 08/15/2022	500,000	515,625
Endo Finance LLC
5.375%, 01/15/2023 (A)	250,000	209,375
5.875%, 10/15/2024 (A)	200,000	206,500
Fresenius Medical Care US Finance, Inc.
5.750%, 02/15/2021 (A)	250,000	274,650
HCA, Inc.
4.250%, 10/15/2019	135,000	139,219
5.875%, 03/15/2022	1,500,000	1,661,850
HealthSouth Corp.
5.125%, 03/15/2023	195,000	199,388
Hill-Rom Holdings, Inc.
5.750%, 09/01/2023 (A)	325,000	342,063
Hologic, Inc.
5.250%, 07/15/2022 (A)	1,230,000	1,294,944
Kinetic Concepts, Inc.
7.875%, 02/15/2021 (A)	1,600,000	1,680,000
LifePoint Health, Inc.
5.500%, 12/01/2021	400,000	415,200
MEDNAX, Inc.
5.250%, 12/01/2023 (A)	725,000	750,375
MPH Acquisition Holdings LLC
7.125%, 06/01/2024 (A)	1,375,000	1,474,688
Quintiles IMS, Inc.
5.000%, 10/15/2026 (A)	200,000	209,500
Select Medical Corp.
6.375%, 06/01/2021	1,975,000	2,036,146
SP Finco LLC
6.750%, 07/01/2025 (A)(B)	725,000	684,219
Surgery Center Holdings, Inc.
8.875%, 04/15/2021 (A)	1,675,000	1,721,063
Tenet Healthcare Corp.
4.625%, 07/15/2024 (A)	775,000	774,845

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

U.S. High Yield Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Health care (continued)
Tenet Healthcare Corp. (continued)
6.000%, 10/01/2020	$465,000	$495,081
Valeant Pharmaceuticals
International, Inc.
5.500%, 03/01/2023 (A)	1,775,000	1,491,000
5.625%, 12/01/2021 (A)	500,000	458,750
5.875%, 05/15/2023 (A)	1,025,000	873,813
6.125%, 04/15/2025 (A)	3,640,000	3,071,250
6.375%, 10/15/2020 (A)	500,000	495,150
6.500%, 03/15/2022 (A)	175,000	183,531
6.750%, 08/15/2021 (A)	275,000	263,313
7.000%, 03/15/2024 (A)	325,000	344,906
7.250%, 07/15/2022 (A)	150,000	142,500
7.500%, 07/15/2021 (A)	266,000	261,013
Vizient, Inc.
10.375%, 03/01/2024 (A)	2,350,000	2,702,500
		28,564,273
Industrials – 6.1%
ACCO Brands Corp.
5.250%, 12/15/2024 (A)	25,000	25,750
Advanced Disposal Services, Inc.
5.625%, 11/15/2024 (A)	1,925,000	2,002,000
Allegion PLC
5.875%, 09/15/2023	135,000	144,788
Allison Transmission, Inc.
5.000%, 10/01/2024 (A)	2,100,000	2,163,000
Covanta Holding Corp.
5.875% 03/01/2024 to 07/01/2025	1,000,000	996,250
6.375%, 10/01/2022	1,847,000	1,897,793
GFL Environmental, Inc.
5.625%, 05/01/2022 (A)	300,000	310,500
9.875%, 02/01/2021 (A)	900,000	967,500
IHS Markit, Ltd.
4.750%, 02/15/2025 (A)	775,000	825,375
5.000%, 11/01/2022 (A)	1,250,000	1,363,125
KAR Auction Services, Inc.
5.125%, 06/01/2025 (A)	2,107,000	2,179,059
Ritchie Bros Auctioneers, Inc.
5.375%, 01/15/2025 (A)	2,650,000	2,756,000
Sensata Technologies BV
5.625%, 11/01/2024 (A)	2,050,000	2,234,500
Sensata Technologies UK Financing Company PLC
6.250%, 02/15/2026 (A)	250,000	273,125
		18,138,765
Information technology – 7.5%
Cardtronics, Inc.
5.125%, 08/01/2022	620,000	632,400
5.500%, 05/01/2025 (A)	1,100,000	1,125,443
CDK Global, Inc.
4.875%, 06/01/2027 (A)	150,000	152,250
5.000%, 10/15/2024	600,000	640,980
CommScope Technologies LLC
5.000%, 03/15/2027 (A)	125,000	124,569
6.000%, 06/15/2025 (A)	850,000	903,125
Dell International LLC
5.875%, 06/15/2021 (A)	1,825,000	1,913,421
7.125%, 06/15/2024 (A)	3,475,000	3,849,488
First Data Corp.
5.000%, 01/15/2024 (A)	1,275,000	1,326,000
5.375%, 08/15/2023 (A)	200,000	210,500
5.750%, 01/15/2024 (A)	600,000	630,930
7.000%, 12/01/2023 (A)	625,000	673,438
Gartner, Inc.
5.125%, 04/01/2025 (A)	$1,300,000	$1,369,875
Infor Software Parent LLC (7.125% Cash or 7.875% PIK) 7.125%, 05/01/2021 (A)	350,000	357,000
Infor US, Inc.
6.500%, 05/15/2022	355,000	362,100
Intelsat Jackson Holdings SA
9.750%, 07/15/2025 (A)	1,150,000	1,170,125
NCR Corp.
4.625%, 02/15/2021	475,000	481,531
5.000%, 07/15/2022	1,510,000	1,540,200
5.875%, 12/15/2021	1,300,000	1,350,375
6.375%, 12/15/2023	750,000	802,125
SS&C Technologies Holdings, Inc.
5.875%, 07/15/2023	1,500,000	1,575,000
Symantec Corp.
5.000%, 04/15/2025 (A)	125,000	130,900
Tempo Acquisition LLC
6.750%, 06/01/2025 (A)	575,000	587,938
Zebra Technologies Corp.
7.250%, 10/15/2022	371,000	393,260
		22,302,973
Materials – 3.9%
ArcelorMittal
6.125%, 06/01/2025 (B)	175,000	200,813
Ardagh Packaging Finance PLC
4.250%, 09/15/2022 (A)	200,000	205,000
4.625%, 05/15/2023 (A)	150,000	154,125
6.000%, 02/15/2025 (A)	1,000,000	1,061,250
7.250%, 05/15/2024 (A)	475,000	523,973
Ball Corp.
4.375%, 12/15/2020	750,000	783,750
Berry Plastics Corp.
5.125%, 07/15/2023	250,000	261,250
6.000%, 10/15/2022	640,000	677,600
Crown Cork & Seal Company, Inc.
7.500%, 12/15/2096	1,250,000	1,254,688
Novelis Corp.
6.250%, 08/15/2024 (A)	125,000	132,031
Owens-Brockway Glass Container, Inc.
5.000%, 01/15/2022 (A)	175,000	183,750
5.375%, 01/15/2025 (A)	850,000	909,500
5.875%, 08/15/2023 (A)	913,000	1,002,018
6.375%, 08/15/2025 (A)	1,700,000	1,912,500
Sealed Air Corp.
5.125%, 12/01/2024 (A)	1,165,000	1,237,813
Silgan Holdings, Inc.
5.000%, 04/01/2020	561,000	568,714
The Scotts Miracle-Gro Company
6.000%, 10/15/2023	50,000	53,563
Valvoline, Inc.
5.500%, 07/15/2024 (A)	250,000	265,313
		11,387,651
Real estate – 5.9%
CoreCivic, Inc.
4.625%, 05/01/2023	50,000	50,750
5.000%, 10/15/2022	700,000	724,500
DuPont Fabros Technology LP
5.625%, 06/15/2023	2,450,000	2,609,250
5.875%, 09/15/2021	2,475,000	2,557,096
Equinix, Inc.
5.375%, 05/15/2027	225,000	242,156
5.750%, 01/01/2025	400,000	430,000

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

U.S. High Yield Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Real estate (continued)
Equinix, Inc. (continued)
5.875%, 01/15/2026	$575,000	$631,063
Iron Mountain, Inc.
4.375%, 06/01/2021 (A)	975,000	1,010,685
6.000%, 10/01/2020 (A)	145,000	150,075
6.000%, 08/15/2023	2,250,000	2,387,813
MPT Operating Partnership LP
5.250%, 08/01/2026	800,000	830,000
5.500%, 05/01/2024	715,000	754,325
6.375% 02/15/2022 to 03/01/2024	660,000	686,925
Sabra Health Care LP
5.375%, 06/01/2023	500,000	517,350
5.500%, 02/01/2021	750,000	780,000
SBA Communications Corp.
4.875% 07/15/2022 to 09/01/2024	525,000	542,313
The GEO Group, Inc.
5.125%, 04/01/2023	210,000	210,788
5.875%, 01/15/2022	1,090,000	1,132,238
5.875%, 10/15/2024 (B)	550,000	569,250
6.000%, 04/15/2026	575,000	592,250
		17,408,827
Telecommunication services – 6.4%
GCI, Inc.
6.750%, 06/01/2021	500,000	512,500
Intelsat Jackson Holdings SA
5.500%, 08/01/2023	3,000,000	2,505,000
Intelsat Luxembourg SA
7.750%, 06/01/2021	2,540,000	1,608,963
Level 3 Financing, Inc.
5.125%, 05/01/2023	665,000	675,806
5.250%, 03/15/2026	475,000	485,688
5.375% 08/15/2022 to 05/01/2025	2,090,000	2,146,523
5.625%, 02/01/2023	285,000	293,550
6.125%, 01/15/2021	880,000	901,006
Sprint Capital Corp.
6.875%, 11/15/2028	865,000	951,500
6.900%, 05/01/2019	1,375,000	1,471,388
8.750%, 03/15/2032	632,000	783,680
Sprint Communications, Inc.
7.000%, 08/15/2020	760,000	833,150
Sprint Corp.
7.875%, 09/15/2023	775,000	885,538
T-Mobile USA, Inc.
4.000%, 04/15/2022	375,000	385,781
5.125%, 04/15/2025	250,000	262,575
5.375%, 04/15/2027	125,000	134,100
6.125%, 01/15/2022	105,000	109,463
6.625%, 04/01/2023	600,000	632,250
6.836%, 04/28/2023	1,435,000	1,517,513
Zayo Group LLC
5.750%, 01/15/2027 (A)	675,000	716,330
6.375%, 05/15/2025	1,150,000	1,235,863
		19,048,167
Utilities – 5.1%
Calpine Corp.
6.000%, 01/15/2022 (A)	650,000	670,313
Enable Oklahoma Intrastate Transmission LLC
6.250%, 03/15/2020 (A)	1,000,000	1,072,233
NSG Holdings LLC
7.750%, 12/15/2025 (A)	2,961,273	3,190,772
Pattern Energy Group, Inc.
5.875%, 02/01/2024 (A)	3,475,000	3,640,063
Southern Star Central Corp.
5.125%, 07/15/2022 (A)	$1,800,000	$1,845,000
TerraForm Power Operating LLC
6.375%, 02/01/2023 (A)(E)	3,775,000	3,907,125
6.625%, 06/15/2025 (A)(E)	825,000	874,500
		15,200,006
TOTAL CORPORATE BONDS (Cost $265,619,846)		$274,290,149
CONVERTIBLE BONDS – 0.9%
Energy – 0.9%
Hornbeck Offshore Services, Inc.
1.500%, 09/01/2019	2,625,000	2,014,688
Nabors Industries, Inc.
0.750%, 01/15/2024 (A)	950,000	688,750
		2,703,438
TOTAL CONVERTIBLE BONDS (Cost $2,733,315)		$2,703,438
TERM LOANS (F) – 3.2%
Consumer discretionary – 0.7%
Advantage Sales & Marketing, Inc. (3 month LIBOR + 3.250%) 4.546%, 07/23/2021	940,331	903,423
CCM Merger, Inc. (1 month LIBOR +
2.750%) 3.989%, 08/08/2021	403,537	404,296
WASH Multifamily Laundry Systems LLC (1 month LIBOR +
3.250%) 4.489%, 05/14/2022	656,599	654,550
WASH Multifamily Laundry Systems LLC (1 month LIBOR +
7.000%) 8.239%, 05/14/2023	85,000	84,150
		2,046,419
Energy – 0.4%
Chesapeake Energy Corp. (3 month LIBOR + 7.500%) 8.814%, 08/23/2021	300,000	318,501
Hummel Station LLC (1 month LIBOR + 6.000%) 7.239%, 10/27/2022	368,870	339,360
Ultra Resources, Inc. (3 month LIBOR + 3.000%) 4.309%, 04/12/2024	675,000	673,873
		1,331,734
Financials – 0.2%
Capital Automotive LP (1 month LIBOR + 6.000%) 7.240%, 03/24/2025	451,153	455,665
Information technology – 1.3%
Ancestry.com Operations, Inc. (1 month LIBOR + 3.250%) 4.480%, 10/19/2023	2,974,950	2,987,980
Ancestry.com Operations, Inc. (1 month LIBOR + 8.250%) 9.490%, 10/19/2024	810,000	819,113
		3,807,093
Telecommunication services – 0.6%
Frontier Communications Corp. (1 month LIBOR + 3.750%) 4.990%, 06/15/2024	1,725,000	1,647,375
TOTAL TERM LOANS (Cost $9,346,801)		$9,288,286
COMMON STOCKS – 0.1%
Energy – 0.1%
SilverBow Resources, Inc. (G)	6,737	145,789

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

U.S. High Yield Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Utilities – 0.0%
Vistra Energy Corp.	7,259	$128,484
TOTAL COMMON STOCKS (Cost
$1,770,983)		$274,273
RIGHTS – 0.1%
Texas Competitive Electric Holdings
Company LLC (G)(H)	220,087	242,096
TOTAL RIGHTS (Cost $1,079,996)		$242,096
ESCROW CERTIFICATES – 0.0%
Texas Competitive Electric Holdings
Company LLC, 11.500%,
10/01/2020 (D)(G)	$13,200,000	0
TOTAL ESCROW CERTIFICATES (Cost $6,477)		$0
SECURITIES LENDING COLLATERAL – 2.2%
John Hancock Collateral Trust,
1.2169% (I)(J)	646,965	6,473,213
TOTAL SECURITIES LENDING
COLLATERAL (Cost $6,473,286)		$6,473,213
SHORT-TERM INVESTMENTS – 1.7%
Money market funds – 1.7%
State Street Institutional
U.S. Government Money Market Fund,
Premier Class, 0.9295% (I)	5,200,721	5,200,721
TOTAL SHORT-TERM INVESTMENTS (Cost $5,200,721)		$5,200,721
Total Investments (U.S. High Yield
Bond Fund)
(Cost $292,231,425) – 100.8%		$298,472,176
Other assets and liabilities, net – (0.8%)		(2,303,718)
TOTAL NET ASSETS – 100.0%		$296,168,458

Security Abbreviations and Legend
LIBOR	London Interbank Offered Rate
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $149,321,103 or 50.4% of the fund’s net assets as of 8-31-17.
(B)	A portion of this security is on loan as of 8-31-17.
(C)	Non-income producing - Issuer is in default.
(D)	Security is valued using significant unobservable inputs.
(E)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(F)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(G)	Non-income producing security.
(H)	Strike price and/or expiration date not available.
(I)	The rate shown is the annualized seven-day yield as of 8-31-17.
(J)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

U.S. Strategic Equity Allocation Fund

	Shares or
	Principal
	Amount	Value
COMMON STOCKS – 96.3%
Consumer discretionary – 7.8%
Auto components – 0.3%
American Axle & Manufacturing Holdings, Inc. (A)	6,053	$88,434
BorgWarner, Inc.	10,717	497,376
Cooper Tire & Rubber Company	9,799	329,246
Cooper-Standard Holdings, Inc. (A)	1,265	127,234
Dana, Inc.	26,874	646,857
Delphi Automotive PLC	13,600	1,311,040
Dorman Products, Inc. (A)	2,001	132,906
Fox Factory Holding Corp. (A)	2,574	102,960
Gentex Corp.	32,525	594,232
Gentherm, Inc. (A)	2,720	84,728
Horizon Global Corp. (A)	1,954	33,609
LCI Industries	1,762	174,086
Modine Manufacturing Company (A)	3,648	58,915
Motorcar Parts of America, Inc. (A)	1,424	37,408
Standard Motor Products, Inc.	1,570	69,237
Stoneridge, Inc. (A)	2,035	33,700
Superior Industries International, Inc.	1,922	28,157
Tenneco, Inc.	3,865	209,483
The Goodyear Tire & Rubber Company	13,248	401,414
Tower International, Inc.	1,498	33,630
VOXX International Corp. (A)	1,611	13,049
		5,007,701
Automobiles – 0.3%
Ford Motor Company	196,823	2,170,958
General Motors Company	69,288	2,531,784
Harley-Davidson, Inc. (B)	8,689	408,470
Thor Industries, Inc.	5,418	588,612
Winnebago Industries, Inc.	2,293	82,892
		5,782,716
Distributors – 0.1%
Core-Mark Holding Company, Inc.	3,368	91,138
Genuine Parts Company	13,849	1,147,113
LKQ Corp. (A)	29,238	1,013,097
Pool Corp.	4,682	466,749
Weyco Group, Inc.	611	16,833
		2,734,930
Diversified consumer services – 0.2%
Adtalem Global Education, Inc.	10,981	375,550
American Public Education, Inc. (A)	1,285	23,708
Bridgepoint Education, Inc. (A)	1,499	13,236
Capella Education Company	846	56,978
Career Education Corp. (A)	5,091	48,925
Carriage Services, Inc.	1,204	29,486
Chegg, Inc. (A)	6,144	87,183
Collectors Universe, Inc.	671	16,124
Graham Holdings Company, Class B	527	309,454
Grand Canyon Education, Inc. (A)	3,422	280,775
H&R Block, Inc.	9,457	252,880
Houghton Mifflin Harcourt Company (A)	7,725	78,795
K12, Inc. (A)	2,503	44,854
Laureate Education, Inc., Class A (A)	2,658	38,913
Regis Corp. (A)	2,756	36,600
Service Corp. International	21,284	752,177
Sotheby’s (A)	7,950	356,717
Strayer Education, Inc.	779	62,328
Weight Watchers International, Inc. (A)	2,054	96,148
		2,960,831
Hotels, restaurants and leisure – 1.3%
Belmond, Ltd., Class A (A)	6,586	83,972
Biglari Holdings, Inc. (A)	77	22,928
BJ’s Restaurants, Inc. (A)	1,556	46,836

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

U.S. Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Hotels, restaurants and leisure (continued)
Bloomin’ Brands, Inc.	7,311	$124,360
Bob Evans Farms, Inc.	1,433	98,562
Bojangles’, Inc. (A)	1,385	18,490
Boyd Gaming Corp.	6,071	160,517
Brinker International, Inc. (B)	9,127	284,945
Buffalo Wild Wings, Inc. (A)	3,009	309,175
Caesars Acquisition Company, Class A (A)	3,601	67,159
Caesars Entertainment Corp. (A)(B)	4,253	49,335
Carnival Corp.	19,072	1,325,123
Carrols Restaurant Group, Inc. (A)	2,666	29,059
Century Casinos, Inc. (A)	2,216	15,180
Chipotle Mexican Grill, Inc. (A)	1,330	421,224
Churchill Downs, Inc.	2,444	477,558
Chuy’s Holdings, Inc. (A)	1,311	24,647
ClubCorp Holdings, Inc.	4,761	80,937
Cracker Barrel Old Country Store, Inc. (B)	4,112	611,290
Darden Restaurants, Inc.	5,619	461,264
Dave & Buster’s Entertainment, Inc. (A)	3,068	179,355
Del Frisco’s Restaurant Group, Inc. (A)	1,778	24,892
Del Taco Restaurants, Inc. (A)	2,529	35,608
Denny’s Corp. (A)	5,135	61,415
DineEquity, Inc.	1,272	50,562
Domino’s Pizza, Inc.	5,445	992,406
Drive Shack, Inc.	5,947	16,057
Dunkin’ Brands Group, Inc.	10,434	537,977
El Pollo Loco Holdings, Inc. (A)	1,635	18,557
Eldorado Resorts, Inc. (A)	3,416	78,568
Fiesta Restaurant Group, Inc. (A)	1,952	33,965
Golden Entertainment, Inc. (A)	849	19,289
Hilton Worldwide Holdings, Inc.	9,500	611,135
ILG, Inc.	7,769	205,102
International Speedway Corp., Class A	4,736	168,838
Jack in the Box, Inc.	5,635	527,549
La Quinta Holdings, Inc. (A)	6,052	95,622
Lindblad Expeditions Holdings, Inc. (A)	1,826	20,305
Marriott International, Inc., Class A	14,265	1,477,569
Marriott Vacations Worldwide Corp.	1,593	185,361
McDonald’s Corp.	37,236	5,956,643
MGM Resorts International	22,053	726,867
Monarch Casino & Resort, Inc. (A)	883	31,408
Nathan’s Famous, Inc. (A)	268	15,691
Papa John’s International, Inc.	4,985	372,828
Penn National Gaming, Inc. (A)	6,237	138,399
Pinnacle Entertainment, Inc. (A)	3,993	77,864
Planet Fitness, Inc., Class A	6,134	155,620
Potbelly Corp. (A)	1,950	23,400
RCI Hospitality Holdings, Inc.	759	17,685
Red Robin Gourmet Burgers, Inc. (A)	948	54,036
Red Rock Resorts, Inc., Class A	4,966	112,232
Royal Caribbean Cruises, Ltd.	7,656	952,866
Ruth’s Hospitality Group, Inc.	2,253	44,046
Scientific Games Corp., Class A (A)	3,917	137,878
SeaWorld Entertainment, Inc. (B)	5,009	65,017
Shake Shack, Inc., Class A (A)(B)	1,628	50,338
Sonic Corp. (B)	3,053	71,471
Speedway Motorsports, Inc.	945	19,665
Starbucks Corp.	66,190	3,631,183
Texas Roadhouse, Inc.	12,196	578,700
The Cheesecake Factory, Inc.	8,315	344,490
The Habit Restaurants, Inc., Class A (A)(B)	1,599	20,787
The Marcus Corp.	1,456	36,254
The Wendy’s Company	21,676	$323,406
Wingstop, Inc. (B)	2,135	69,195
Wyndham Worldwide Corp.	4,728	471,287
Wynn Resorts, Ltd.	3,653	507,730
Yum! Brands, Inc.	15,032	1,154,758
Zoe’s Kitchen, Inc. (A)	1,546	19,897
		26,234,334
Household durables – 0.7%
AV Homes, Inc. (A)	1,021	15,774
Bassett Furniture Industries, Inc.	795	28,501
Beazer Homes USA, Inc. (A)	2,365	35,262
CalAtlantic Group, Inc.	8,716	302,881
Cavco Industries, Inc. (A)	626	84,228
Century Communities, Inc. (A)	1,404	31,660
CSS Industries, Inc.	829	22,201
D.R. Horton, Inc.	31,618	1,142,991
Ethan Allen Interiors, Inc.	1,827	53,440
Flexsteel Industries, Inc.	619	28,165
Garmin, Ltd.	10,705	551,308
GoPro, Inc., Class A (A)	7,972	73,422
Green Brick Partners, Inc. (A)	1,859	17,568
Helen of Troy, Ltd. (A)	5,027	453,938
Hooker Furniture Corp.	852	34,293
Hovnanian Enterprises, Inc., Class A (A)	9,959	18,125
Installed Building Products, Inc. (A)	1,581	91,224
iRobot Corp. (A)	1,929	184,065
KB Home	15,503	331,764
La-Z-Boy, Inc.	3,506	83,618
Leggett & Platt, Inc.	12,034	553,203
Lennar Corp., A Shares	18,554	960,355
LGI Homes, Inc. (A)(B)	1,252	53,260
Libbey, Inc.	1,839	15,025
Lifetime Brands, Inc.	830	14,442
M/I Homes, Inc. (A)	1,741	42,829
MDC Holdings, Inc.	3,011	94,094
Meritage Homes Corp. (A)	2,796	113,797
Mohawk Industries, Inc. (A)	5,859	1,483,030
NACCO Industries, Inc., Class A	318	23,055
Newell Brands, Inc.	44,252	2,136,487
NVR, Inc. (A)	395	1,074,736
PICO Holdings, Inc. (A)	1,806	29,348
PulteGroup, Inc.	25,785	665,769
Taylor Morrison Home Corp.,
Class A (A)	4,434	89,655
Tempur Sealy International, Inc. (A)(B)	5,309	328,627
The New Home Company, Inc. (A)	1,173	12,105
Toll Brothers, Inc.	16,753	652,697
TopBuild, Corp. (A)	2,685	159,355
TRI Pointe Group, Inc. (A)	29,436	375,015
Tupperware Brands Corp.	5,743	332,347
Universal Electronics, Inc. (A)	1,046	61,243
Whirlpool Corp.	6,748	1,158,092
William Lyon Homes, Class A (A)(B)	1,758	42,174
ZAGG, Inc. (A)	2,112	26,611
		14,081,779
Internet and direct marketing retail – 0.7%
1-800-Flowers.com, Inc., Class A (A)	2,116	19,044
Amazon.com, Inc. (A)	9,146	8,968,568
Duluth Holdings, Inc., Class B (A)	789	15,457
Etsy, Inc. (A)	8,498	139,112
Expedia, Inc.	2,803	415,853
FTD Companies, Inc. (A)	1,343	17,983

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

U.S. Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Internet and direct marketing retail (continued)
Groupon, Inc. (A)	24,976	$110,893
HSN, Inc.	5,998	220,127
Lands’ End, Inc. (A)	1,053	12,794
Liberty TripAdvisor Holdings, Inc., Class A (A)	5,436	72,571
Netflix, Inc. (A)	9,919	1,732,948
Nutrisystem, Inc.	2,179	118,320
Overstock.com, Inc. (A)	1,296	28,447
PetMed Express, Inc.	1,453	52,700
Shutterfly, Inc. (A)	2,491	113,540
The Priceline Group, Inc. (A)	1,133	2,098,407
TripAdvisor, Inc. (A)	2,468	105,458
		14,242,222
Leisure products – 0.2%
Acushnet Holdings Corp. (B)	1,735	28,523
American Outdoor Brands Corp. (A)	4,096	66,847
Brunswick Corp.	10,111	530,625
Callaway Golf Company	6,848	95,461
Clarus Corp. (A)	2,019	14,638
Hasbro, Inc.	10,349	1,016,789
Johnson Outdoors, Inc., Class A	399	25,456
Malibu Boats, Inc., Class A (A)	1,380	37,219
Mattel, Inc.	31,634	513,103
MCBC Holdings, Inc. (A)	1,468	25,162
Nautilus, Inc. (A)	2,297	37,556
Polaris Industries, Inc. (B)	6,633	618,395
Sturm Ruger & Company, Inc. (B)	1,241	56,838
Vista Outdoor, Inc. (A)	4,221	86,531
		3,153,143
Media – 1.1%
AMC Entertainment Holdings, Inc., Class A (B)	4,069	54,525
AMC Networks, Inc., Class A (A)	5,897	358,420
Cable One, Inc.	531	402,891
CBS Corp., Class B	9,424	603,701
Central European Media Enterprises, Ltd., Class A (A)(B)	6,492	26,942
Charter Communications, Inc., Class A (A)	5,504	2,193,564
Cinemark Holdings, Inc.	11,995	399,314
Clear Channel Outdoor Holdings, Inc., Class A	3,014	11,604
Comcast Corp., Class A	120,917	4,910,439
Daily Journal Corp. (A)(B)	96	20,150
Discovery Communications, Inc., Series A (A)	4,599	102,144
Discovery Communications, Inc., Series C (A)	5,133	107,844
DISH Network Corp., Class A (A)	5,910	338,584
Emerald Expositions Events, Inc.	1,169	25,414
Entercom Communications Corp., Class A (B)	2,248	23,154
Entravision Communications Corp., Class A	5,152	28,594
Eros International PLC (A)(B)	2,152	20,982
Gannett Company, Inc.	8,486	72,046
Gray Television, Inc. (A)	4,747	67,882
Hemisphere Media Group, Inc. (A)	1,551	20,085
IMAX Corp. (A)	4,193	78,199
John Wiley & Sons, Inc., Class A	5,071	273,580
Liberty Media Corp.-Liberty Braves Group, Class A (A)	955	23,312
Liberty Media Corp.-Liberty Braves Group, Class C (A)	2,426	$59,364
Live Nation Entertainment, Inc. (A)	15,122	604,275
Loral Space & Communications, Inc. (A)	955	43,357
MDC Partners, Inc., Class A (A)	4,207	42,911
Media General, Inc. (A)(C)	7,175	1,148
Meredith Corp.	7,029	382,026
MSG Networks, Inc., Class A (A)	4,354	93,393
National CineMedia, Inc.	4,850	26,239
New Media Investment Group, Inc.	3,838	52,926
News Corp., Class A	11,424	152,739
News Corp., Class B	2,216	30,359
Nexstar Media Group, Inc., Class A	3,325	200,165
Omnicom Group, Inc.	5,909	427,693
Reading International, Inc., Class A (A)	1,500	23,640
Scholastic Corp.	2,080	82,014
Scripps Networks Interactive, Inc., Class A	2,441	209,072
SFX Entertainment, Inc. (A)(C)	1,600	0
Sinclair Broadcast Group, Inc., Class A (B)	5,276	159,599
TEGNA, Inc.	24,310	306,792
The EW Scripps Company, Class A (A)	4,280	76,526
The Interpublic Group of Companies, Inc.	10,077	202,951
The New York Times Company, Class A	22,996	428,875
The Walt Disney Company	37,148	3,759,378
Time Warner, Inc.	19,748	1,996,523
Time, Inc.	7,341	96,534
tronc, Inc. (A)	1,615	23,434
Twenty-First Century Fox, Inc., Class A	27,521	759,304
Twenty-First Century Fox, Inc., Class B	11,813	320,132
Viacom, Inc., Class B	9,158	261,919
World Wrestling Entertainment, Inc., Class A (B)	2,824	61,563
		21,048,221
Multiline retail – 0.2%
Big Lots, Inc. (B)	8,333	396,651
Dillard’s, Inc., Class A (B)	3,573	217,238
Dollar General Corp.	10,722	777,988
Dollar Tree, Inc. (A)	10,089	803,488
Fred’s, Inc., Class A (B)	2,833	16,771
J.C. Penney Company, Inc. (A)(B)	23,061	89,246
Kohl’s Corp.	7,192	286,098
Macy’s, Inc.	13,608	282,638
Nordstrom, Inc. (B)	4,765	212,614
Ollie’s Bargain Outlet Holdings, Inc. (A)	3,486	145,889
Target Corp.	23,747	1,294,924
		4,523,545
Specialty retail – 1.9%
Aaron’s, Inc.	11,741	519,774
Abercrombie & Fitch Company, Class A (B)	5,159	65,726
Advance Auto Parts, Inc.	5,243	513,290
American Eagle Outfitters, Inc.	30,714	367,032
America’s Car-Mart, Inc. (A)(B)	598	22,963
Asbury Automotive Group, Inc. (A)	1,369	73,721
Ascena Retail Group, Inc. (A)(B)	13,477	27,493
AutoNation, Inc. (A)(B)	7,452	338,097
AutoZone, Inc. (A)	2,024	1,069,563
Barnes & Noble Education, Inc. (A)	3,057	15,835
Barnes & Noble, Inc.	4,524	35,061
Bed Bath & Beyond, Inc.	16,434	453,414
Best Buy Company, Inc.	18,911	1,026,111

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

U.S. Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Specialty retail (continued)
Big 5 Sporting Goods Corp. (B)	1,687	$12,906
Cabela’s, Inc. (A)	5,852	314,252
Caleres, Inc.	3,113	83,989
Camping World Holdings, Inc., Class A	905	33,259
CarMax, Inc. (A)(B)	13,221	887,790
Carvana Company (A)(B)	1,210	21,599
Chico’s FAS, Inc.	9,489	72,876
Citi Trends, Inc.	1,173	21,266
Conn’s, Inc. (A)(B)	1,386	24,047
Dick’s Sporting Goods, Inc.	9,937	261,939
DSW, Inc., Class A	4,822	89,352
Express, Inc. (A)	5,883	37,475
Five Below, Inc. (A)	3,948	187,806
Foot Locker, Inc.	9,466	333,487
Francesca’s Holdings Corp. (A)	2,861	20,771
GameStop Corp., Class A	11,465	212,103
Genesco, Inc. (A)	1,460	30,879
GNC Holdings, Inc., Class A (B)	5,141	42,670
Group 1 Automotive, Inc.	1,495	89,730
Guess?, Inc.	4,443	69,222
Haverty Furniture Companies, Inc.	1,450	34,003
Hibbett Sports, Inc. (A)	1,691	20,799
Kirkland’s, Inc. (A)	1,301	15,001
L Brands, Inc.	17,247	624,686
Lithia Motors, Inc., Class A	1,699	183,492
Lowe’s Companies, Inc.	61,412	4,537,733
Lumber Liquidators
Holdings, Inc. (A)(B)	2,073	77,800
MarineMax, Inc. (A)	1,941	31,347
Monro, Inc.	2,330	111,141
Murphy USA, Inc. (A)	3,914	252,296
Office Depot, Inc.	95,977	411,741
O’Reilly Automotive, Inc. (A)	6,513	1,277,395
Party City Holdco, Inc. (A)	2,085	29,086
Pier 1 Imports, Inc.	6,243	26,158
Rent-A-Center, Inc. (B)	3,196	38,672
RH (A)(B)	2,502	117,069
Ross Stores, Inc.	28,172	1,646,653
Sally Beauty Holdings, Inc. (A)	15,560	289,260
Select Comfort Corp. (A)	2,994	88,413
Shoe Carnival, Inc.	1,041	20,924
Signet Jewelers, Ltd. (B)	4,802	302,862
Sonic Automotive, Inc., Class A	2,002	36,236
Sportsman’s Warehouse Holdings, Inc. (A)(B)	2,920	12,118
Staples, Inc.	46,963	479,727
Tailored Brands, Inc. (B)	3,700	43,734
The Buckle, Inc. (B)	2,223	31,455
The Cato Corp., Class A	1,996	26,267
The Children’s Place, Inc. (B)	1,253	133,006
The Finish Line, Inc., Class A	3,090	25,740
The Gap, Inc.	15,926	376,172
The Home Depot, Inc.	85,456	12,807,291
The Michaels Companies, Inc. (A)	11,976	268,861
The TJX Companies, Inc.	45,997	3,325,583
Tiffany & Company	7,680	701,952
Tile Shop Holdings, Inc.	2,592	39,010
Tractor Supply Company	9,194	547,135
Ulta Beauty, Inc. (A)	4,180	923,822
Urban Outfitters, Inc. (A)(B)	10,006	204,523
West Marine, Inc.	1,527	19,805
Williams-Sonoma, Inc. (B)	9,024	415,104
Winmark Corp.	180	23,733
Zumiez, Inc. (A)	1,501	18,687
		37,971,990
Textiles, apparel and luxury goods – 0.8%
Carter’s, Inc.	5,479	$475,084
Coach, Inc.	25,635	1,068,980
Columbia Sportswear Company	2,120	121,455
Crocs, Inc. (A)	5,662	50,562
Culp, Inc.	798	23,142
Deckers Outdoor Corp. (A)	5,928	378,799
Delta Apparel, Inc. (A)	637	12,498
Fossil Group, Inc. (A)(B)	3,252	26,959
G-III Apparel Group, Ltd. (A)	3,197	87,918
Hanesbrands, Inc.	33,645	816,228
Iconix Brand Group, Inc. (A)	3,957	22,120
Michael Kors Holdings, Ltd. (A)	14,502	612,274
Movado Group, Inc.	1,191	33,050
NIKE, Inc., Class B	121,580	6,420,640
Oxford Industries, Inc.	1,204	69,603
Perry Ellis International, Inc. (A)	1,072	23,402
PVH Corp.	7,142	899,106
Ralph Lauren Corp.	5,082	446,657
Skechers U.S.A., Inc., Class A (A)	15,147	400,335
Steven Madden, Ltd. (A)	4,303	182,447
Under Armour, Inc., Class A (A)(B)	16,953	273,791
Under Armour, Inc., Class C (A)(B)	17,356	262,076
Unifi, Inc. (A)	1,209	37,576
Vera Bradley, Inc. (A)	1,799	16,263
VF Corp.	29,446	1,851,270
Wolverine World Wide, Inc.	6,871	180,707
		14,792,942
		152,534,354
Consumer staples – 7.3%
Beverages – 1.7%
Brown-Forman Corp., Class B	13,187	699,438
Coca-Cola Bottling Company Consolidated	341	72,834
Constellation Brands, Inc., Class A	12,792	2,559,679
Craft Brew Alliance, Inc. (A)	1,078	18,757
Dr. Pepper Snapple Group, Inc.	13,703	1,247,658
MGP Ingredients, Inc. (B)	962	54,093
Molson Coors Brewing Company, Class B	13,826	1,240,884
Monster Beverage Corp. (A)	30,156	1,683,308
National Beverage Corp.	858	99,708
PepsiCo, Inc.	106,829	12,363,320
Primo Water Corp. (A)	1,998	21,878
The Boston Beer Company, Inc., Class A (A)	1,697	252,853
The Coca-Cola Company	287,651	13,102,503
		33,416,913
Food and staples retailing – 1.5%
Casey’s General Stores, Inc.	4,436	467,643
Costco Wholesale Corp.	31,704	4,969,285
CVS Health Corp.	73,425	5,678,690
Ingles Markets, Inc., Class A	1,112	24,408
Performance Food Group Company (A)	5,146	143,059
PriceSmart, Inc.	1,631	132,519
Smart & Final Stores, Inc. (A)	1,828	12,887
SpartanNash Company	2,758	67,957
Sprouts Farmers Market, Inc. (A)	14,633	291,782
SUPERVALU, Inc. (A)	2,830	56,572
Sysco Corp.	35,614	1,875,789
The Andersons, Inc.	1,987	63,286
The Chefs’ Warehouse, Inc. (A)	1,531	26,410
The Kroger Company	66,332	1,450,681
United Natural Foods, Inc. (A)	9,443	328,144

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

U.S. Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Food and staples retailing (continued)
Village Super Market, Inc., Class A	702	$16,237
Walgreens Boots Alliance, Inc.	61,575	5,018,363
Wal-Mart Stores, Inc.	106,628	8,324,448
Weis Markets, Inc.	713	31,522
		28,979,682
Food products – 1.3%
Amplify Snack Brands, Inc. (A)(B)	2,614	18,847
Archer-Daniels-Midland Company	42,837	1,770,025
B&G Foods, Inc.	4,774	145,607
Calavo Growers, Inc.	1,165	78,230
Cal-Maine Foods, Inc. (A)(B)	2,287	83,361
Campbell Soup Company	14,241	657,934
Conagra Brands, Inc.	30,311	983,895
Darling Ingredients, Inc. (A)	12,008	208,939
Dean Foods Company	16,933	186,263
Farmer Brothers Company (A)	668	21,743
Flowers Foods, Inc.	20,846	362,095
Fresh Del Monte Produce, Inc.	2,359	110,849
Freshpet, Inc. (A)	1,878	29,766
General Mills, Inc.	42,982	2,289,221
Hormel Foods Corp.	20,332	625,006
Hostess Brands, Inc. (A)	5,884	78,493
Ingredion, Inc.	8,116	1,004,923
J&J Snack Foods Corp.	1,093	139,347
John B. Sanfilippo & Son, Inc.	634	39,346
Kellogg Company	18,745	1,227,048
Lamb Weston Holdings, Inc.	15,711	714,536
Lancaster Colony Corp.	3,567	415,448
Landec Corp. (A)	2,109	27,417
Limoneira Company	964	21,594
McCormick & Company, Inc.	8,464	805,180
Mondelez International, Inc., Class A	113,476	4,613,934
Omega Protein Corp.	1,668	26,354
Post Holdings, Inc. (A)	7,503	638,730
Sanderson Farms, Inc.	1,459	215,232
Seneca Foods Corp., Class A (A)	606	18,059
Snyder’s-Lance, Inc.	16,013	568,782
The Hain Celestial Group, Inc. (A)	11,712	471,057
The Hershey Company	10,487	1,100,296
The J.M. Smucker Company	8,788	920,631
The Kraft Heinz Company	44,581	3,599,916
Tootsie Roll Industries, Inc. (B)	3,263	121,873
TreeHouse Foods, Inc. (A)	6,447	431,885
Tyson Foods, Inc., Class A	21,535	1,363,166
		26,135,028
Household products – 1.4%
Central Garden & Pet Company (A)(B)	1,188	41,877
Central Garden & Pet Company, Class A (A)	2,155	73,464
Church & Dwight Company, Inc.	18,555	930,904
Colgate-Palmolive Company	65,890	4,720,360
Energizer Holdings, Inc.	7,001	309,094
HRG Group, Inc. (A)	8,682	137,089
Kimberly-Clark Corp.	26,558	3,274,336
Oil-Dri Corp. of America	384	15,629
The Clorox Company	9,631	1,334,182
The Procter & Gamble Company	190,973	17,621,079
WD-40 Company	1,004	109,386
		28,567,400
Personal products – 0.2%
Avon Products, Inc. (A)	49,799	124,000
Coty, Inc., Class A	35,256	584,544
Edgewell Personal Care Company (A)	6,501	493,686
elf Beauty, Inc. (A)(B)	1,545	31,966
Inter Parfums, Inc.	1,292	$50,969
Medifast, Inc.	781	44,220
Natural Health Trends Corp.	646	13,036
Nu Skin Enterprises, Inc., Class A	5,624	342,108
Revlon, Inc., Class A (A)(B)	914	15,447
The Estee Lauder Companies, Inc., Class A	16,664	1,782,881
USANA Health Sciences, Inc. (A)	862	51,030
		3,533,887
Tobacco – 1.2%
Altria Group, Inc.	144,425	9,156,545
Philip Morris International, Inc.	116,161	13,582,706
Universal Corp.	1,803	103,132
Vector Group, Ltd.	6,817	147,247
		22,989,630
		143,622,540
Energy – 4.1%
Energy equipment and services – 0.7%
Archrock, Inc.	5,362	54,692
Atwood Oceanics, Inc. (A)(B)	5,839	38,362
Baker Hughes, a GE Company	24,828	841,669
Basic Energy Services, Inc. (A)	1,382	19,680
Bristow Group, Inc. (B)	2,684	22,116
C&J Energy Services, Inc. (A)	3,415	86,263
CARBO Ceramics, Inc. (A)	1,973	12,943
Core Laboratories NV (B)	4,994	440,371
Diamond Offshore Drilling, Inc. (A)(B)	12,171	138,263
Dril-Quip, Inc. (A)	7,065	265,291
Ensco PLC, Class A (B)	56,945	242,016
Era Group, Inc. (A)	1,755	15,462
Exterran Corp. (A)	2,425	67,270
Fairmount Santrol Holdings, Inc. (A)(B)	11,640	35,618
Forum Energy Technologies, Inc. (A)	5,198	60,297
Frank’s International NV (B)	3,985	25,026
Geospace Technologies Corp. (A)	1,145	17,278
Gulf Island Fabrication, Inc.	1,316	14,739
Halliburton Company	50,010	1,948,890
Helix Energy Solutions Group, Inc. (A)	10,586	66,374
Helmerich & Payne, Inc. (B)	6,338	268,351
Keane Group, Inc. (A)(B)	2,347	30,394
Key Energy Services, Inc. (A)(B)	943	12,004
Matrix Service Company (A)	2,107	24,968
McDermott International, Inc. (A)	20,667	126,895
Nabors Industries, Ltd.	32,358	211,945
National Oilwell Varco, Inc.	21,981	674,157
Natural Gas Services Group, Inc. (A)	1,071	25,276
NCS Multistage Holdings, Inc. (A)	851	16,816
Newpark Resources, Inc. (A)	6,673	53,718
Noble Corp. PLC (A)	18,410	60,017
Nordic American Offshore, Ltd.	296	358
Oceaneering International, Inc.	11,125	250,869
Oil States International, Inc. (A)	9,664	210,192
Parker Drilling Company (A)	12,643	13,907
Patterson-UTI Energy, Inc.	18,720	298,958
PHI, Inc. (A)	1,133	12,452
Propetro Holding Corp. (A)	1,961	22,571
RigNet, Inc. (A)	1,111	17,776
Rowan Companies PLC, Class A (A)	22,967	223,928
Schlumberger, Ltd.	80,049	5,083,912
SEACOR Holdings, Inc. (A)	1,254	48,116
SEACOR Marine Holdings, Inc. (A)	1,305	16,717
Superior Energy Services, Inc. (A)	28,673	236,266
TechnipFMC PLC (A)	26,961	696,403
Tesco Corp. (A)	4,324	19,026

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

U.S. Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Energy equipment and services (continued)
TETRA Technologies, Inc. (A)	9,669	$19,918
Transocean, Ltd. (A)(B)	44,274	361,276
U.S. Silica Holdings, Inc.	5,995	163,124
Unit Corp. (A)	3,853	61,340
		13,674,270
Oil, gas and consumable fuels – 3.4%
Abraxas Petroleum Corp. (A)	12,700	21,590
Anadarko Petroleum Corp.	32,541	1,331,903
Andeavor	8,695	870,804
Apache Corp.	22,119	859,102
Arch Coal, Inc., Class A (B)	1,588	126,834
Ardmore Shipping Corp. (A)	2,368	19,181
Bill Barrett Corp. (A)	6,326	18,915
Bonanza Creek Energy, Inc. (A)	1,545	40,155
Cabot Oil & Gas Corp.	26,782	684,280
California Resources Corp. (A)(B)	3,314	25,849
Callon Petroleum Company (A)	14,829	153,628
Carrizo Oil & Gas, Inc. (A)	4,683	62,940
Chesapeake Energy Corp. (A)(B)	42,103	153,255
Chevron Corp.	109,319	11,764,911
Cimarex Energy Company	5,470	545,304
Clean Energy Fuels Corp. (A)	11,176	26,599
Cloud Peak Energy, Inc. (A)	6,042	18,972
Concho Resources, Inc. (A)	8,540	947,684
ConocoPhillips	71,485	3,121,035
CONSOL Energy, Inc. (A)	20,055	291,800
CVR Energy, Inc. (B)	1,196	25,618
Delek US Holdings, Inc.	5,698	140,855
Denbury Resources, Inc. (A)	30,922	32,777
Devon Energy Corp.	30,547	959,176
DHT Holdings, Inc.	6,003	22,511
Eclipse Resources Corp. (A)	7,042	16,408
Energen Corp. (A)	10,990	563,567
Energy XXI Gulf Coast, Inc. (A)	2,279	23,816
EOG Resources, Inc.	33,272	2,827,787
EQT Corp.	9,961	620,969
Evolution Petroleum Corp.	2,273	15,797
Exxon Mobil Corp.	244,529	18,664,899
Frontline, Ltd. (B)	5,927	28,924
GasLog, Ltd.	3,010	50,568
Gener8 Maritime, Inc. (A)	3,805	17,063
Golar LNG, Ltd. (B)	7,017	152,129
Green Plains, Inc.	2,787	51,699
Gulfport Energy Corp. (A)	18,010	225,665
Halcon Resources Corp. (A)	4,718	29,204
Hess Corp.	15,492	602,639
HollyFrontier Corp.	20,080	628,705
International Seaways, Inc. (A)	2,214	40,826
Jagged Peak Energy, Inc. (A)(B)	2,438	31,231
Kinder Morgan, Inc.	110,629	2,138,459
Lilis Energy, Inc. (A)(B)	3,587	13,128
Marathon Oil Corp.	49,045	545,380
Marathon Petroleum Corp.	29,889	1,567,678
Matador Resources Company (A)(B)	17,147	404,326
Midstates Petroleum Company, Inc. (A)	905	13,113
Murphy Oil Corp.	18,363	416,106
Newfield Exploration Company (A)	11,727	306,427
Noble Energy, Inc.	26,449	628,693
Nordic American Tankers, Ltd. (B)	7,575	35,906
Oasis Petroleum, Inc. (A)	17,377	126,852
Occidental Petroleum Corp.	44,050	2,629,785
ONEOK, Inc.	21,734	1,177,113
Pacific Ethanol, Inc. (A)	3,421	17,105
Panhandle Oil and Gas, Inc., Class A	1,278	26,966
Par Pacific Holdings, Inc. (A)(B)	2,341	$41,693
PBF Energy, Inc., Class A (B)	12,419	294,082
PDC Energy, Inc. (A)	4,856	190,986
Peabody Energy Corp. (A)	3,606	104,574
Penn Virginia Corp. (A)(B)	1,065	41,003
Phillips 66	25,261	2,117,124
Pioneer Natural Resources Company	9,752	1,264,347
QEP Resources, Inc. (A)	27,230	205,587
Range Resources Corp.	11,514	199,883
Renewable Energy Group, Inc. (A)(B)	2,852	34,509
Resolute Energy Corp. (A)(B)	1,620	47,871
REX American Resources Corp. (A)	415	35,947
Ring Energy, Inc. (A)	3,404	40,576
Sanchez Energy Corp. (A)(B)	5,466	23,941
SandRidge Energy, Inc. (A)	2,593	44,651
Scorpio Tankers, Inc.	12,271	49,943
SemGroup Corp., Class A	4,872	125,210
Ship Finance International, Ltd. (B)	4,209	54,927
SilverBow Resources, Inc. (A)	566	12,248
SM Energy Company	11,085	148,096
Southwestern Energy Company (A)	57,274	312,143
SRC Energy, Inc. (A)	14,832	117,024
Stone Energy Corp. (A)	1,494	36,155
Teekay Corp. (B)	4,105	37,848
Teekay Tankers, Ltd., Class A (B)	11,004	15,516
Tellurian, Inc. (A)	4,151	38,355
The Williams Companies, Inc.	47,501	1,412,205
Ultra Petroleum Corp. (A)(B)	14,389	112,090
Uranium Energy Corp. (A)(B)	11,683	15,422
Valero Energy Corp.	25,750	1,753,575
W&T Offshore, Inc. (A)	8,087	15,446
Wildhorse Resource Development Corp. (A)(B)	1,544	16,845
World Fuel Services Corp.	7,819	270,068
WPX Energy, Inc. (A)	45,016	449,710
		66,584,211
		80,258,481
Financials – 15.4%
Banks – 7.0%
1st Source Corp.	1,137	53,064
Access National Corp. (B)	1,167	29,969
ACNB Corp.	514	13,441
Allegiance Bancshares, Inc. (A)	867	29,521
American National Bankshares, Inc.	660	24,090
Ameris Bancorp	2,672	117,702
Arrow Financial Corp.	857	27,681
Associated Banc-Corp.	17,246	377,687
Atlantic Capital Bancshares, Inc. (A)	1,690	30,336
Banc of California, Inc. (B)	3,162	58,655
BancFirst Corp.	1,238	62,395
Banco Latinoamericano de Comercio Exterior SA	2,175	58,638
BancorpSouth, Inc.	15,623	453,848
Bank of America Corp.	821,544	19,626,686
Bank of Commerce Holdings (B)	1,653	17,439
Bank of Hawaii Corp.	4,836	377,837
Bank of Marin Bancorp	517	33,838
Bank of the Ozarks	13,748	590,614
Bankwell Financial Group, Inc.	556	18,848
Banner Corp.	2,398	132,178
Bar Harbor Bankshares	1,160	30,462
BB&T Corp.	67,072	3,091,348
Berkshire Hills Bancorp, Inc.	2,479	83,790

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

U.S. Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Blue Hills Bancorp, Inc.	1,821	$34,053
Boston Private Financial Holdings, Inc.	6,070	89,229
Bridge Bancorp, Inc.	1,455	44,960
Brookline Bancorp, Inc.	5,474	78,552
Bryn Mawr Bank Corp.	1,251	51,228
Cadence BanCorp (A)	659	13,734
Camden National Corp.	1,170	45,630
Capital Bank Financial Corp., Class A	2,052	77,155
Capital City Bank Group, Inc.	894	18,497
Capstar Financial Holdings, Inc. (A)	902	15,641
Carolina Financial Corp.	1,113	37,875
Cathay General Bancorp	13,934	491,452
CenterState Banks, Inc.	3,849	94,185
Central Pacific Financial Corp.	2,159	62,611
Central Valley Community Bancorp	1,066	20,968
Century Bancorp, Inc., Class A	340	22,712
Chemical Financial Corp.	13,188	598,867
Citigroup, Inc.	227,301	15,463,287
Citizens & Northern Corp.	1,301	29,194
Citizens Financial Group, Inc.	41,920	1,388,810
City Holding Company	1,090	69,030
Civista Bancshares, Inc. (B)	1,025	20,715
CNB Financial Corp.	1,258	30,393
CoBiz Financial, Inc.	2,792	47,604
Codorus Valley Bancorp, Inc.	676	16,934
Columbia Banking System, Inc.	4,239	157,564
Comerica, Inc.	14,723	1,004,845
Commerce Bancshares, Inc.	9,894	544,071
Community Bank System, Inc.	3,519	181,088
Community Bankers Trust Corp. (A)(B)	2,175	18,270
Community Trust Bancorp, Inc.	1,092	46,465
ConnectOne Bancorp, Inc.	2,303	52,508
CU Bancorp (A)	1,241	44,242
Cullen/Frost Bankers, Inc.	6,444	542,585
Customers Bancorp, Inc. (A)	2,021	56,952
CVB Financial Corp.	7,610	157,527
Eagle Bancorp, Inc. (A)	2,293	142,625
East West Bancorp, Inc.	16,358	905,742
Enterprise Financial Services Corp.	1,625	62,075
Equity Bancshares, Inc., Class A (A)	893	30,496
Farmers Capital Bank Corp.	566	21,197
Farmers National Banc Corp.	1,892	25,920
FB Financial Corp. (A)	488	16,958
FCB Financial Holdings, Inc., Class A (A)	2,531	110,352
Fidelity Southern Corp.	1,739	38,015
Fifth Third Bancorp	62,039	1,621,079
Financial Institutions, Inc.	1,169	31,797
First Bancorp (NC)	1,836	56,806
First Bancorp (PR) (A)	11,987	68,086
First Busey Corp.	2,724	78,587
First Business Financial Services, Inc.	841	17,922
First Citizens BancShares, Inc., Class A	525	178,768
First Commonwealth Financial Corp.	6,933	87,425
First Community Bancshares, Inc.	1,180	30,373
First Connecticut Bancorp, Inc.	1,162	28,760
First Financial Bancorp	4,584	109,787
First Financial Bankshares, Inc.	4,645	186,032
First Financial Corp.	778	33,765
First Financial Northwest, Inc.	889	14,224
First Foundation, Inc. (A)	2,183	37,002
First Horizon National Corp.	26,469	455,531
First Internet Bancorp	617	19,621
First Interstate BancSystem, Inc., Class A	1,909	67,197
First Merchants Corp.	2,988	117,339
First Mid-Illinois Bancshares, Inc.	613	$21,259
First Midwest Bancorp, Inc.	7,445	156,941
First Northwest Bancorp (A)	955	15,146
Flushing Financial Corp.	2,028	55,446
FNB Bancorp	539	16,143
FNB Corp.	36,581	464,213
Franklin Financial Network, Inc. (A)	934	30,542
Fulton Financial Corp.	32,212	562,099
German American Bancorp, Inc.	1,539	50,079
Glacier Bancorp, Inc.	5,618	186,574
Great Southern Bancorp, Inc.	787	39,193
Great Western Bancorp, Inc.	4,303	154,564
Green Bancorp, Inc. (A)	1,636	32,802
Guaranty Bancorp	1,779	45,898
Hancock Holding Company	15,672	688,784
Hanmi Financial Corp.	2,312	61,730
HarborOne Bancorp, Inc. (A)	1,054	18,118
Heartland Financial USA, Inc.	1,739	79,125
Heritage Commerce Corp.	2,812	37,681
Heritage Financial Corp.	2,171	56,772
Hilltop Holdings, Inc.	5,482	129,759
Home BancShares, Inc.	23,716	552,820
HomeTrust Bancshares, Inc. (A)	1,317	30,554
Hope Bancorp, Inc.	9,534	153,879
Horizon Bancorp	1,657	43,364
Howard Bancorp, Inc. (A)(B)	905	17,874
Huntington Bancshares, Inc.	90,079	1,134,095
IBERIABANK Corp.	3,623	277,522
Independent Bank Corp. (MA)	1,952	135,274
Independent Bank Corp. (MI)	1,655	33,762
Independent Bank Group, Inc.	1,321	73,514
International Bancshares Corp.	10,600	381,070
Investar Holding Corp.	780	17,160
Investors Bancorp, Inc.	18,246	238,840
JPMorgan Chase & Co.	293,219	26,650,675
KeyCorp	90,455	1,556,731
Lakeland Bancorp, Inc.	3,181	58,849
Lakeland Financial Corp.	1,733	75,316
LCNB Corp.	761	14,040
LegacyTexas Financial Group, Inc.	3,490	125,605
Live Oak Bancshares, Inc.	1,465	32,743
M&T Bank Corp.	12,720	1,880,779
Macatawa Bank Corp.	2,247	21,504
MainSource Financial Group, Inc.	1,816	59,438
MB Financial, Inc.	13,962	555,269
MBT Financial Corp.	1,746	17,722
Mercantile Bank Corp.	1,190	36,164
Midland States Bancorp, Inc.	1,182	36,098
MidWestOne Financial Group, Inc.	931	30,611
MutualFirst Financial, Inc.	611	21,507
National Bank Holdings Corp., Class A	1,767	56,862
National Bankshares, Inc. (B)	533	21,000
National Commerce Corp. (A)	842	33,470
NBT Bancorp, Inc.	3,053	100,230
Nicolet Bankshares, Inc. (A)	696	38,036
Northeast Bancorp	679	14,666
Northrim BanCorp, Inc.	710	21,194
OFG Bancorp (B)	3,431	29,850
Ohio Valley Banc Corp. (B)	469	15,430
Old Line Bancshares, Inc.	834	22,935
Old National Bancorp	9,826	160,655
Old Point Financial Corp.	462	14,202
Old Second Bancorp, Inc.	2,372	27,159
Opus Bank (A)	1,587	35,549
Orrstown Financial Services, Inc.	803	19,633

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

U.S. Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Pacific Continental Corp.	1,712	$40,660
Pacific Mercantile Bancorp (A)	1,817	15,445
Pacific Premier Bancorp, Inc. (A)	2,831	100,217
PacWest Bancorp	13,572	612,776
Paragon Commercial Corp. (A)	390	20,222
Park National Corp.	977	94,368
Park Sterling Corp.	4,035	45,878
Parke Bancorp, Inc.	628	12,215
Peapack Gladstone Financial Corp.	1,306	39,794
Penns Woods Bancorp, Inc.	517	22,184
Peoples Bancorp of North Carolina, Inc. (B)	465	14,127
Peoples Bancorp, Inc.	1,260	39,136
Peoples Financial Services Corp. (B)	563	23,393
People’s United Financial, Inc.	28,818	481,261
People’s Utah Bancorp	1,074	29,374
Pinnacle Financial Partners, Inc.	8,209	510,600
Preferred Bank	963	51,809
Premier Financial Bancorp, Inc.	747	14,118
Prosperity Bancshares, Inc.	7,867	470,053
QCR Holdings, Inc.	930	40,641
Regions Financial Corp.	99,274	1,400,756
Renasant Corp.	3,160	125,863
Republic Bancorp, Inc., Class A	714	25,404
Republic First Bancorp, Inc. (A)	3,892	32,887
S&T Bancorp, Inc.	2,378	85,465
Sandy Spring Bancorp, Inc.	1,723	66,456
Seacoast Banking Corp. of Florida (A)	2,943	67,306
ServisFirst Bancshares, Inc.	3,414	116,452
Shore Bancshares, Inc.	1,227	20,233
Sierra Bancorp	1,049	26,550
Signature Bank (A)	6,078	780,051
Simmons First National Corp., Class A	2,223	116,041
Smartfinancial, Inc. (A)	699	16,140
South State Corp.	2,088	171,738
Southern First Bancshares, Inc. (A)	650	22,978
Southern National Bancorp of
Virginia, Inc.	1,631	27,319
Southside Bancshares, Inc.	2,017	65,895
Southwest Bancorp, Inc.	1,420	35,855
State Bank Financial Corp.	2,568	69,002
Sterling Bancorp	9,484	212,916
Stock Yards Bancorp, Inc.	1,639	57,037
Stonegate Bank	1,029	49,608
Summit Financial Group, Inc.	1,033	22,612
Sun Bancorp, Inc.	989	23,093
Sunshine Bancorp, Inc. (A)(B)	691	14,926
SunTrust Banks, Inc.	39,997	2,203,835
SVB Financial Group (A)	5,943	1,006,388
Synovus Financial Corp.	13,847	583,236
TCF Financial Corp.	19,386	301,065
Texas Capital Bancshares, Inc. (A)	9,241	686,144
The Bancorp, Inc. (A)	3,910	30,694
The Bank of NT Butterfield & Son, Ltd.	3,832	125,996
The Community Financial Corp. (B)	388	13,580
The First of Long Island Corp.	1,708	45,689
The PNC Financial Services Group, Inc.	39,955	5,010,757
Tompkins Financial Corp.	993	75,389
Towne Bank	4,062	124,703
TriCo Bancshares	1,514	53,868
TriState Capital Holdings, Inc. (A)	1,710	35,739
Triumph Bancorp, Inc. (A)	1,182	33,332
Trustmark Corp.	12,576	372,501
Two River Bancorp (B)	738	13,446
U.S. Bancorp	130,610	6,693,763
UMB Financial Corp.	8,249	$553,673
Umpqua Holdings Corp.	40,968	716,940
Union Bankshares Corp.	3,220	100,883
United Bankshares, Inc.	19,160	642,818
United Community Banks, Inc.	5,170	134,989
Univest Corp. of Pennsylvania	1,910	55,677
Valley National Bancorp	48,490	542,603
Veritex Holdings, Inc. (A)	1,198	31,639
Washington Trust Bancorp, Inc.	1,043	53,454
WashingtonFirst Bankshares, Inc.	808	27,367
Webster Financial Corp.	10,439	487,293
Wells Fargo & Company	371,374	18,966,070
WesBanco, Inc.	2,977	113,066
Westamerica Bancorporation (B)	1,917	98,821
Wintrust Financial Corp.	10,303	750,161
Xenith Bankshares, Inc. (A)	453	12,978
Zions Bancorporation	16,956	740,299
		137,149,209
Capital markets – 2.6%
Affiliated Managers Group, Inc.	3,986	704,286
Ameriprise Financial, Inc.	10,659	1,476,378
Arlington Asset Investment Corp., Class A (B)	1,746	22,558
Artisan Partners Asset Management, Inc., Class A	3,256	99,959
Associated Capital Group, Inc., Class A	447	15,354
B. Riley Financial, Inc.	1,086	17,810
BlackRock, Inc.	8,498	3,560,747
CBOE Holdings, Inc.	6,438	649,530
CME Group, Inc.	23,834	2,998,317
Cohen & Steers, Inc.	1,581	59,825
Cowen, Inc. (A)	2,028	32,955
Diamond Hill Investment Group, Inc.	235	46,138
Donnelley Financial Solutions, Inc. (A)	1,919	41,086
E*TRADE Financial Corp. (A)	19,446	797,480
Eaton Vance Corp.	13,018	619,396
Evercore, Inc., Class A	2,968	223,936
FactSet Research Systems, Inc.	4,467	702,123
Federated Investors, Inc., Class B	10,504	286,864
Financial Engines, Inc. (B)	4,308	142,379
Franklin Resources, Inc.	24,284	1,049,797
GAIN Capital Holdings, Inc.	2,940	18,522
GAMCO Investors, Inc., Class A	442	13,026
Greenhill & Company, Inc.	2,027	30,506
Hamilton Lane, Inc. Class A.	1,117	26,182
Houlihan Lokey, Inc.	1,577	56,851
Intercontinental Exchange, Inc.	41,579	2,688,914
INTL. FCStone, Inc. (A)	1,133	40,210
Invesco, Ltd.	28,515	934,722
Investment Technology Group, Inc.	2,476	49,743
Janus Henderson Group PLC	20,422	705,784
Ladenburg Thalmann Financial Services, Inc. (A)	7,624	19,594
Legg Mason, Inc.	9,659	368,877
MarketAxess Holdings, Inc.	4,255	821,002
Moelis & Company, Class A	1,815	71,511
Moody’s Corp.	11,725	1,571,502
Morgan Stanley	100,089	4,554,050
MSCI, Inc.	10,251	1,174,867
Nasdaq, Inc.	8,020	604,548
Northern Trust Corp.	15,228	1,347,678
OM Asset Management PLC	4,039	57,071
Oppenheimer Holdings, Inc., Class A	951	15,454
Piper Jaffray Companies	1,048	58,112
PJT Partners, Inc., Class A	1,315	50,838

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

U.S. Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Capital markets (continued)
Pzena Investment Management, Inc., Class A	1,552	$15,365
Raymond James Financial, Inc.	9,023	706,681
S&P Global, Inc.	18,051	2,785,811
Safeguard Scientifics, Inc. (A)	2,057	25,095
SEI Investments Company	15,094	882,395
State Street Corp.	24,821	2,295,694
Stifel Financial Corp.	12,605	601,889
T. Rowe Price Group, Inc.	16,945	1,429,480
The Bank of New York Mellon Corp.	73,063	3,819,734
The Charles Schwab Corp.	85,430	3,408,657
The Goldman Sachs Group, Inc.	25,727	5,756,159
Virtu Financial, Inc., Class A (B)	1,777	31,897
Virtus Investment Partners, Inc.	497	52,682
Waddell & Reed Financial, Inc., Class A	5,925	110,264
Westwood Holdings Group, Inc.	622	38,023
WisdomTree Investments, Inc. (B)	8,541	78,321
		50,864,629
Consumer finance – 0.6%
American Express Company	52,557	4,525,158
Capital One Financial Corp.	33,953	2,702,998
Discover Financial Services	26,587	1,567,304
Encore Capital Group, Inc. (A)(B)	1,765	71,218
Enova International, Inc. (A)	2,554	30,393
EZCORP, Inc., Class A (A)	3,862	34,951
FirstCash, Inc.	3,463	203,278
Green Dot Corp., Class A (A)	3,342	161,018
LendingClub Corp. (A)	23,390	144,784
Navient Corp.	20,769	274,151
Nelnet, Inc., Class A	1,463	69,390
PRA Group, Inc. (A)	3,378	97,624
Regional Management Corp. (A)	834	18,306
SLM Corp. (A)	48,802	496,316
Synchrony Financial	54,343	1,673,221
World Acceptance Corp. (A)	440	32,921
		12,103,031
Diversified financial services – 1.3%
Berkshire Hathaway, Inc., Class B (A)	133,252	24,139,932
FNFV Group (A)	4,607	77,628
Leucadia National Corp.	22,767	539,123
Marlin Business Services Corp.	769	20,071
NewStar Financial, Inc.	2,436	26,114
On Deck Capital, Inc. (A)	4,038	19,504
		24,822,372
Insurance – 3.6%
Aflac, Inc.	40,333	3,329,489
Alleghany Corp. (A)	1,748	983,722
Ambac Financial Group, Inc. (A)	3,350	60,937
American Equity Investment Life Holding Company	6,339	175,971
American Financial Group, Inc.	8,335	848,586
American International Group, Inc.	89,390	5,406,307
AMERISAFE, Inc.	1,394	74,997
AmTrust Financial Services, Inc.	6,277	77,835
Aon PLC	26,573	3,697,899
Argo Group International Holdings, Ltd.	2,058	123,892
Arthur J. Gallagher & Company	18,152	1,051,001
Aspen Insurance Holdings, Ltd.	6,792	306,998
Assurant, Inc.	5,550	525,530
Atlas Financial Holdings, Inc. (A)	938	15,805
Baldwin & Lyons, Inc., Class B	988	21,637
Blue Capital Reinsurance Holdings, Ltd.	663	12,464
Brighthouse Financial, Inc. (A)	10,022	571,956
Brown & Brown, Inc.	13,023	585,514
Chubb, Ltd.	47,364	$6,698,217
Cincinnati Financial Corp.	15,260	1,172,578
Citizens, Inc. (A)(B)	3,848	28,975
CNO Financial Group, Inc.	31,880	712,518
Donegal Group, Inc., Class A	960	14,717
eHealth, Inc. (A)	1,217	29,549
EMC Insurance Group, Inc.	738	20,575
Employers Holdings, Inc.	2,277	95,976
Enstar Group, Ltd. (A)	790	163,965
Everest Re Group, Ltd.	4,166	1,051,832
FBL Financial Group, Inc., Class A	762	51,816
Federated National Holding Company	1,114	17,312
Fidelity & Guaranty Life	822	25,688
First American Financial Corp.	12,486	612,563
Genworth Financial, Inc., Class A (A)	93,521	320,777
Global Indemnity, Ltd. (A)	629	25,424
Greenlight Capital Re, Ltd., Class A (A)	2,252	50,107
HCI Group, Inc.	604	23,550
Health Insurance Innovations, Inc., Class A (A)	842	28,333
Heritage Insurance Holdings, Inc. (B)	2,030	23,101
Horace Mann Educators Corp.	3,020	106,153
Infinity Property & Casualty Corp.	777	68,726
Investors Title Company	113	19,873
James River Group Holdings, Ltd.	1,269	50,608
Kemper Corp.	8,438	404,180
Kingstone Companies, Inc. (B)	848	12,762
Kinsale Capital Group, Inc.	1,039	39,326
Lincoln National Corp.	22,982	1,559,559
Loews Corp.	28,468	1,326,039
Maiden Holdings, Ltd.	5,325	38,606
Marsh & McLennan Companies, Inc.	52,420	4,092,954
MBIA, Inc. (A)	9,233	92,884
Mercury General Corp.	4,133	237,524
MetLife, Inc.	110,120	5,156,920
National General Holdings Corp.	3,618	62,121
National Western Life Group, Inc., Class A	175	58,522
NI Holdings, Inc. (A)	872	14,397
Old Republic International Corp.	27,754	529,824
OneBeacon Insurance Group, Ltd., Class A	1,592	29,006
Primerica, Inc.	8,453	647,077
Principal Financial Group, Inc.	27,212	1,701,294
Prudential Financial, Inc.	43,725	4,463,448
Reinsurance Group of America, Inc.	7,290	980,141
RenaissanceRe Holdings, Ltd.	4,599	639,997
RLI Corp.	2,812	150,498
Safety Insurance Group, Inc.	1,041	74,327
Selective Insurance Group, Inc.	4,194	211,378
State Auto Financial Corp.	1,126	27,857
State National Companies, Inc.	2,183	45,341
Stewart Information Services Corp.	1,538	55,491
The Allstate Corp.	37,064	3,354,292
The Hanover Insurance Group, Inc.	4,831	474,308
The Hartford Financial Services Group, Inc.	37,512	2,028,274
The Navigators Group, Inc.	1,505	83,979
The Progressive Corp.	58,719	2,729,259
The Travelers Companies, Inc.	28,462	3,449,025
Third Point Reinsurance, Ltd. (A)	5,464	76,769
Torchmark Corp.	11,150	858,216
Trupanion, Inc. (A)(B)	1,747	38,224
United Fire Group, Inc.	1,557	65,487
United Insurance Holdings Corp.	1,310	20,619

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

U.S. Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
Universal Insurance Holdings, Inc. (B)	2,312	$49,592
Unum Group	23,538	1,134,061
W.R. Berkley Corp.	10,980	731,707
Willis Towers Watson PLC	12,938	1,920,905
WMIH Corp. (A)	15,204	19,005
XL Group, Ltd.	26,512	1,085,932
		70,054,600
Mortgage real estate investment trusts – 0.1%
AG Mortgage Investment Trust, Inc.	2,052	39,542
Anworth Mortgage Asset Corp.	7,059	42,778
Apollo Commercial Real Estate Finance, Inc.	6,397	115,722
Ares Commercial Real Estate Corp.	2,322	30,627
ARMOUR Residential REIT, Inc.	2,557	67,530
Capstead Mortgage Corp.	6,736	65,137
Cherry Hill Mortgage Investment Corp.	910	16,817
CYS Investments, Inc.	10,925	96,031
Dynex Capital, Inc.	3,817	27,292
Ellington Residential Mortgage REIT	831	12,158
Great Ajax Corp.	1,516	21,497
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	3,590	83,288
Invesco Mortgage Capital, Inc.	7,991	135,687
KKR Real Estate Finance Trust, Inc. (B)	763	15,848
Ladder Capital Corp.	5,075	69,629
MTGE Investment Corp.	3,279	62,957
New York Mortgage Trust, Inc.	8,411	52,653
Orchid Island Capital, Inc.	2,446	23,653
Owens Realty Mortgage, Inc.	1,043	18,096
PennyMac Mortgage Investment Trust	4,592	79,396
Redwood Trust, Inc.	5,460	91,073
Resource Capital Corp.	2,596	26,869
Sutherland Asset Management Corp.	1,347	20,542
Western Asset Mortgage Capital Corp.	3,146	33,064
		1,247,886
Thrifts and mortgage finance – 0.2%
ASB Bancorp, Inc. (A)	309	13,704
Astoria Financial Corp.	6,617	129,627
Bank Mutual Corp.	3,369	30,826
BankFinancial Corp.	1,395	22,376
Bear State Financial, Inc.	2,103	21,619
Beneficial Bancorp, Inc.	5,118	76,514
BofI Holding, Inc. (A)(B)	4,337	114,974
BSB Bancorp, Inc. (A)	764	21,774
Capitol Federal Financial, Inc.	8,920	122,382
Charter Financial Corp.	1,114	18,114
Clifton Bancorp, Inc.	1,776	27,972
Dime Community Bancshares, Inc.	2,385	45,196
Entegra Financial Corp. (A)(B)	604	14,013
ESSA Bancorp, Inc.	960	14,496
Essent Group, Ltd. (A)	5,528	216,034
Federal Agricultural Mortgage Corp., Class C	659	44,891
First Defiance Financial Corp.	734	35,937
Flagstar Bancorp, Inc. (A)	1,543	50,641
Hingham Institution for Savings	98	18,033
Home Bancorp, Inc.	554	22,371
HomeStreet, Inc. (A)	2,057	51,939
Kearny Financial Corp.	6,220	88,013
LendingTree, Inc. (A)(B)	467	107,854
Malvern Bancorp, Inc. (A)	643	15,303
Meridian Bancorp, Inc.	3,528	62,093
Meta Financial Group, Inc.	673	47,312
MGIC Investment Corp. (A)	26,969	$308,795
Nationstar Mortgage Holdings, Inc. (A)	2,173	37,419
New York Community Bancorp, Inc.	55,370	667,209
NMI Holdings, Inc., Class A (A)	4,288	46,525
Northfield Bancorp, Inc.	3,026	48,749
Northwest Bancshares, Inc.	6,735	103,921
OceanFirst Financial Corp.	2,325	58,032
Ocwen Financial Corp. (A)(B)	8,254	24,184
Oritani Financial Corp.	2,938	47,155
PCSB Financial Corp. (A)	1,538	26,023
PennyMac Financial Services, Inc., Class A (A)	1,232	20,944
PHH Corp. (A)	4,020	57,084
Provident Financial Services, Inc.	4,340	107,849
Radian Group, Inc.	15,723	275,153
Riverview Bancorp, Inc.	1,767	14,189
SI Financial Group, Inc.	1,128	16,469
Southern Missouri Bancorp, Inc.	554	17,983
Territorial Bancorp, Inc.	757	22,884
Timberland Bancorp, Inc.	600	16,626
TrustCo Bank Corp.	6,812	53,815
United Community Financial Corp.	3,464	31,488
United Financial Bancorp, Inc.	3,750	64,950
Walker & Dunlop, Inc. (A)	2,021	97,392
Washington Federal, Inc.	16,553	517,281
Waterstone Financial, Inc.	1,839	32,458
Western New England Bancorp, Inc.	2,299	22,875
WSFS Financial Corp.	2,201	98,385
		4,269,845
		300,511,572
Health care – 11.3%
Biotechnology – 3.1%
AbbVie, Inc.	120,548	9,077,264
Abeona Therapeutics, Inc. (A)	1,953	25,682
Acceleron Pharma, Inc. (A)	2,385	92,443
Achaogen, Inc. (A)(B)	2,172	40,703
Achillion Pharmaceuticals, Inc. (A)	8,800	44,968
Acorda Therapeutics, Inc. (A)	3,201	66,581
Adamas Pharmaceuticals, Inc. (A)(B)	1,230	25,756
Aduro Biotech, Inc. (A)	3,161	38,406
Advaxis, Inc. (A)(B)	2,963	20,178
Agenus, Inc. (A)(B)	6,057	22,350
Aimmune Therapeutics, Inc. (A)(B)	2,615	56,223
Akebia Therapeutics, Inc. (A)	2,793	46,755
Alder Biopharmaceuticals, Inc. (A)	3,597	35,251
Alexion Pharmaceuticals, Inc. (A)	16,995	2,420,258
AMAG Pharmaceuticals, Inc. (A)(B)	2,588	43,220
Amgen, Inc.	55,718	9,904,989
Amicus Therapeutics, Inc. (A)	10,567	147,304
Anavex Life Sciences Corp. (A)(B)	3,006	13,347
Ardelyx, Inc. (A)	2,871	14,786
Arena Pharmaceuticals, Inc. (A)	2,403	55,702
Array BioPharma, Inc. (A)	12,728	123,207
Atara Biotherapeutics, Inc. (A)	1,956	30,807
Athersys, Inc. (A)(B)	8,727	15,272
Audentes Therapeutics, Inc. (A)	1,201	25,209
Avexis, Inc. (A)	1,804	168,403
Axovant Sciences, Ltd. (A)(B)	2,223	44,460
Bellicum Pharmaceuticals, Inc. (A)(B)	2,231	24,162
BioCryst Pharmaceuticals, Inc. (A)	6,129	31,258
Biogen, Inc. (A)	16,164	5,116,876
Biohaven Pharmaceutical Holding Company, Ltd. (A)	786	28,100

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

U.S. Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
BioSpecifics Technologies Corp. (A)	467	$22,019
BioTime, Inc. (A)(B)	6,320	18,518
Bioverativ, Inc. (A)	12,246	694,226
Bluebird Bio, Inc. (A)	3,281	409,633
Blueprint Medicines Corp. (A)	2,852	154,635
Calithera Biosciences, Inc. (A)	2,292	37,589
Cara Therapeutics, Inc. (A)(B)	2,044	29,291
Catalyst Pharmaceuticals, Inc. (A)(B)	5,816	15,994
Celgene Corp. (A)	59,114	8,212,708
Celldex Therapeutics, Inc. (A)(B)	9,621	23,668
ChemoCentryx, Inc. (A)	2,021	14,026
Chimerix, Inc. (A)	3,856	18,355
Clovis Oncology, Inc. (A)	3,169	241,066
Coherus Biosciences, Inc. (A)	2,897	41,862
Concert Pharmaceuticals, Inc. (A)	1,451	22,084
Corbus Pharmaceuticals Holdings, Inc. (A)(B)	3,483	26,993
Curis, Inc. (A)	9,584	19,551
Cytokinetics, Inc. (A)	3,122	46,362
CytomX Therapeutics, Inc. (A)	2,203	38,068
Dynavax Technologies Corp. (A)(B)	3,648	65,482
Eagle Pharmaceuticals, Inc. (A)(B)	617	33,664
Edge Therapeutics, Inc. (A)(B)	1,730	18,252
Editas Medicine, Inc. (A)(B)	2,548	53,788
Emergent BioSolutions, Inc. (A)	2,468	92,130
Enanta Pharmaceuticals, Inc. (A)	1,163	49,846
Epizyme, Inc. (A)	3,091	53,629
Esperion Therapeutics, Inc. (A)	1,103	54,510
Exact Sciences Corp. (A)	8,032	336,460
FibroGen, Inc. (A)	4,871	234,782
Five Prime Therapeutics, Inc. (A)	2,035	69,027
Flexion Therapeutics, Inc. (A)(B)	2,071	53,225
Fortress Biotech, Inc. (A)(B)	2,801	13,305
Foundation Medicine, Inc. (A)(B)	1,065	42,920
Genomic Health, Inc. (A)	1,483	47,011
Geron Corp. (A)(B)	11,756	25,511
Gilead Sciences, Inc.	98,852	8,274,901
Global Blood Therapeutics, Inc. (A)	2,736	83,174
Halozyme Therapeutics, Inc. (A)	8,108	105,485
Heron Therapeutics, Inc. (A)(B)	3,417	56,381
Idera Pharmaceuticals, Inc. (A)(B)	8,755	17,335
Ignyta, Inc. (A)	3,769	43,344
Immune Design Corp. (A)	1,423	15,440
ImmunoGen, Inc. (A)(B)	6,299	52,660
Immunomedics, Inc. (A)(B)	7,528	95,154
Incyte Corp. (A)	12,831	1,763,108
Inovio Pharmaceuticals, Inc. (A)(B)	5,178	30,757
Insmed, Inc. (A)	4,655	57,815
Insys Therapeutics, Inc. (A)(B)	1,868	17,074
Intellia Therapeutics, Inc. (A)(B)	1,151	24,206
Invitae Corp. (A)(B)	3,059	30,039
Iovance Biotherapeutics, Inc. (A)	4,160	23,920
Ironwood Pharmaceuticals, Inc. (A)	9,943	158,591
Karyopharm Therapeutics, Inc. (A)	2,648	27,063
Keryx Biopharmaceuticals, Inc. (A)(B)	6,162	44,428
Kindred Biosciences, Inc. (A)(B)	1,758	13,361
Kite Pharma, Inc. (A)(B)	3,575	636,314
La Jolla Pharmaceutical Company (A)(B)	1,317	44,976
Lexicon Pharmaceuticals, Inc. (A)(B)	3,259	49,341
Ligand Pharmaceuticals, Inc. (A)(B)	1,497	192,918
Loxo Oncology, Inc. (A)	1,476	123,098
MacroGenics, Inc. (A)	2,526	47,767
Merrimack Pharmaceuticals, Inc. (B)	10,976	14,927
MiMedx Group, Inc. (A)(B)	7,612	123,847
Minerva Neurosciences, Inc. (A)(B)	2,127	12,868
Momenta Pharmaceuticals, Inc. (A)	5,419	$91,310
Myriad Genetics, Inc. (A)	4,702	143,364
NantKwest, Inc. (A)(B)	2,478	15,438
Natera, Inc. (A)	2,463	30,418
NewLink Genetics Corp. (A)	1,776	14,421
Novavax, Inc. (A)(B)	21,979	23,078
Organovo Holdings, Inc. (A)(B)	8,317	17,299
Otonomy, Inc. (A)	2,147	7,729
PDL BioPharma, Inc. (A)	12,265	38,267
Pieris Pharmaceuticals, Inc. (A)(B)	2,806	15,461
Portola Pharmaceuticals, Inc. (A)	3,644	231,212
Progenics Pharmaceuticals, Inc. (A)	5,366	36,113
Prothena Corp. PLC (A)(B)	2,830	173,875
PTC Therapeutics, Inc. (A)	2,477	51,398
Puma Biotechnology, Inc. (A)	2,105	194,713
Ra Pharmaceuticals, Inc. (A)	956	14,350
Radius Health, Inc. (A)(B)	2,742	103,181
Regeneron Pharmaceuticals, Inc. (A)	5,790	2,877,051
REGENXBIO, Inc. (A)	2,076	47,229
Repligen Corp. (A)	2,515	109,830
Retrophin, Inc. (A)	2,841	69,320
Rigel Pharmaceuticals, Inc. (A)	9,740	24,837
Sage Therapeutics, Inc. (A)	2,538	208,751
Sangamo Therapeutics, Inc. (A)	5,318	70,995
Sarepta Therapeutics, Inc. (A)(B)	4,344	175,020
Selecta Biosciences, Inc. (A)	942	16,815
Seres Therapeutics, Inc. (A)	1,616	22,672
Spark Therapeutics, Inc. (A)	1,965	161,778
Spectrum Pharmaceuticals, Inc. (A)	5,838	56,979
Stemline Therapeutics, Inc. (A)	1,912	17,304
Strongbridge Biopharma PLC (A)	1,821	12,201
Synergy Pharmaceuticals, Inc. (A)(B)	16,879	50,299
Syros Pharmaceuticals, Inc. (A)	984	19,257
TG Therapeutics, Inc. (A)(B)	3,630	46,101
Ultragenyx Pharmaceutical, Inc. (A)	2,915	166,330
United Therapeutics Corp. (A)	5,102	667,342
Vanda Pharmaceuticals, Inc. (A)	3,297	56,708
Veracyte, Inc. (A)	2,063	16,896
Versartis, Inc. (A)	2,471	46,949
Vertex Pharmaceuticals, Inc. (A)	18,917	3,036,935
Xencor, Inc. (A)	2,841	61,422
ZIOPHARM Oncology, Inc. (A)(B)	9,877	63,114
		60,614,164
Health care equipment and supplies – 2.0%
Abaxis, Inc.	1,606	74,229
Abbott Laboratories	82,391	4,196,998
ABIOMED, Inc. (A)	4,614	695,791
Accuray, Inc. (A)	6,445	26,747
Align Technology, Inc. (A)	3,578	632,376
Analogic Corp.	923	66,041
AngioDynamics, Inc. (A)	2,767	47,122
Anika Therapeutics, Inc. (A)	1,061	56,976
Antares Pharma, Inc. (A)	10,832	32,604
AtriCure, Inc. (A)	2,370	53,159
Atrion Corp.	101	62,837
AxoGen, Inc. (A)	2,077	36,555
Baxter International, Inc.	23,170	1,437,467
Becton, Dickinson and Company	10,740	2,141,986
Boston Scientific Corp. (A)	65,221	1,796,839
C.R. Bard, Inc.	3,433	1,101,341
Cantel Medical Corp.	2,642	214,663
Cardiovascular Systems, Inc. (A)	2,364	69,431
Cerus Corp. (A)	8,443	19,841
ConforMIS, Inc. (A)(B)	3,560	13,172

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

U.S. Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Health care equipment and supplies (continued)
CONMED Corp.	1,982	$98,307
Corindus Vascular Robotics, Inc. (A)	6,932	13,240
CryoLife, Inc. (A)	2,395	49,816
Cutera, Inc. (A)	1,011	37,559
Danaher Corp.	28,946	2,414,675
DENTSPLY SIRONA, Inc.	10,895	616,330
Edwards Lifesciences Corp. (A)	9,920	1,127,507
Endologix, Inc. (A)(B)	6,505	27,516
Entellus Medical, Inc. (A)(B)	995	17,612
Exactech, Inc. (A)	853	26,059
FONAR Corp. (A)	508	15,037
GenMark Diagnostics, Inc. (A)	3,388	32,999
Glaukos Corp. (A)	2,108	79,577
Globus Medical, Inc., Class A (A)	13,290	401,757
Haemonetics Corp. (A)	3,813	164,035
Halyard Health, Inc. (A)	8,697	393,887
Heska Corp. (A)	472	48,012
Hill-Rom Holdings, Inc.	6,776	521,481
Hologic, Inc. (A)	13,323	514,268
ICU Medical, Inc. (A)	1,080	188,298
IDEXX Laboratories, Inc. (A)	4,148	644,724
Inogen, Inc. (A)	1,243	119,079
Insulet Corp. (A)	4,255	247,045
Integer Holdings Corp. (A)	2,268	104,215
Integra LifeSciences Holdings Corp. (A)	4,486	228,741
Intuitive Surgical, Inc. (A)	1,751	1,759,177
Invacare Corp.	2,425	32,738
iRhythm Technologies, Inc. (A)	1,021	48,743
K2M Group Holdings, Inc. (A)	3,008	70,327
Lantheus Holdings, Inc. (A)	1,926	33,705
LeMaitre Vascular, Inc.	1,112	40,477
LivaNova PLC (A)	8,422	527,049
Masimo Corp. (A)	8,419	710,395
Medtronic PLC	64,961	5,237,156
Meridian Bioscience, Inc.	3,160	43,924
Merit Medical Systems, Inc. (A)	3,561	147,069
Natus Medical, Inc. (A)	2,385	80,136
Neogen Corp. (A)	2,719	187,339
Nevro Corp. (A)	2,018	173,911
Novocure, Ltd. (A)(B)	4,254	87,207
NuVasive, Inc. (A)	9,439	589,749
NxStage Medical, Inc. (A)	4,760	133,280
OraSure Technologies, Inc. (A)	4,151	84,722
Orthofix International NV (A)	1,264	62,201
Oxford Immunotec Global PLC (A)	1,773	28,049
Penumbra, Inc. (A)	2,136	183,696
Pulse Biosciences, Inc. (A)(B)	707	14,161
Quidel Corp. (A)	2,058	71,907
ResMed, Inc.	6,682	518,390
Rockwell Medical, Inc. (A)(B)	3,769	23,820
RTI Surgical, Inc. (A)	4,389	19,751
Sientra, Inc. (A)	1,224	14,027
STAAR Surgical Company (A)	3,151	37,654
STERIS PLC	9,616	838,131
Stryker Corp.	14,702	2,078,422
Surmodics, Inc. (A)	1,061	27,586
Tactile Systems Technology, Inc. (A)(B)	684	22,490
Teleflex, Inc.	5,093	1,078,443
The Cooper Companies, Inc.	2,318	581,424
Utah Medical Products, Inc.	305	22,006
Varex Imaging Corp. (A)	2,742	83,713
Varian Medical Systems, Inc. (A)	4,349	462,081
ViewRay, Inc. (A)(B)	2,424	12,750
West Pharmaceutical Services, Inc.	8,328	724,869
Wright Medical Group NV (A)	7,655	$226,588
Zimmer Biomet Holdings, Inc.	9,585	1,095,278
		39,122,492
Health care providers and services – 1.8%
Acadia Healthcare Company, Inc. (A)	8,651	406,078
Aceto Corp.	2,243	23,798
Addus HomeCare Corp. (A)	600	20,430
Aetna, Inc.	15,712	2,477,782
Almost Family, Inc. (A)	956	46,557
Amedisys, Inc. (A)	2,106	110,017
AmerisourceBergen Corp.	7,819	627,475
AMN Healthcare Services, Inc. (A)	3,424	127,886
Anthem, Inc.	12,573	2,464,811
BioScrip, Inc. (A)(B)	9,109	27,600
BioTelemetry, Inc. (A)	2,060	76,529
Capital Senior Living Corp. (A)	1,999	24,848
Cardinal Health, Inc.	14,956	1,008,932
Centene Corp. (A)	8,172	726,082
Chemed Corp.	1,138	224,516
Cigna Corp.	12,167	2,215,124
Civitas Solutions, Inc. (A)	1,216	23,226
Community Health Systems, Inc. (A)(B)	7,111	54,328
CorVel Corp. (A)	718	37,264
Cross Country Healthcare, Inc. (A)	2,697	33,389
DaVita, Inc. (A)	7,518	440,254
Diplomat Pharmacy, Inc. (A)	3,542	59,329
Envision Healthcare Corp. (A)	5,646	295,907
Express Scripts Holding Company (A)	28,337	1,780,130
HCA Healthcare, Inc. (A)	13,542	1,065,214
HealthEquity, Inc. (A)	3,652	156,196
HealthSouth Corp.	17,657	807,808
Henry Schein, Inc. (A)	3,784	657,205
Humana, Inc.	6,848	1,764,182
Kindred Healthcare, Inc.	6,267	50,763
Laboratory Corp. of America Holdings (A)	4,878	765,212
Landauer, Inc.	688	42,690
LHC Group, Inc. (A)	1,159	75,625
LifePoint Health, Inc. (A)	4,570	264,832
Magellan Health, Inc. (A)	1,738	140,604
McKesson Corp.	10,058	1,501,760
MEDNAX, Inc. (A)	10,531	472,315
Molina Healthcare, Inc. (A)	8,050	515,200
National HealthCare Corp.	819	51,056
National Research Corp., Class A	752	24,290
Owens & Minor, Inc.	11,285	315,303
Patterson Companies, Inc. (B)	4,024	154,924
PharMerica Corp. (A)	2,203	64,768
Quest Diagnostics, Inc.	6,478	701,891
R1 RCM, Inc. (A)(B)	7,657	25,268
RadNet, Inc. (A)	2,966	30,402
Select Medical Holdings Corp. (A)	7,888	146,717
Surgery Partners, Inc. (A)	1,467	14,303
Teladoc, Inc. (A)	3,955	132,690
Tenet Healthcare Corp. (A)(B)	15,112	259,473
The Ensign Group, Inc.	3,544	72,794
The Providence Service Corp. (A)	863	44,729
Tivity Health, Inc. (A)	2,657	104,154
Triple-S Management Corp., Class B (A)	1,819	44,947
UnitedHealth Group, Inc.	45,673	9,084,360
Universal Health Services, Inc., Class B	4,303	465,283
US Physical Therapy, Inc.	896	53,670
VCA, Inc. (A)	9,201	855,325

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

U.S. Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Health care providers and
services (continued)
WellCare Health Plans, Inc. (A)	5,037	$879,863
		35,138,108
Health care technology – 0.1%
Allscripts Healthcare Solutions, Inc. (A)	33,818	444,369
Castlight Health, Inc., B Shares (A)(B)	5,254	20,491
Cerner Corp. (A)	14,023	950,479
Computer Programs & Systems, Inc. (B)	854	25,705
Cotiviti Holdings, Inc. (A)	2,668	95,328
Evolent Health, Inc., Class A (A)	2,857	47,712
HealthStream, Inc. (A)	1,937	45,500
HMS Holdings Corp. (A)	6,215	110,130
Inovalon Holdings, Inc., Class A (A)(B)	4,671	63,292
Medidata Solutions, Inc. (A)	10,391	778,909
Omnicell, Inc. (A)	2,685	137,741
Quality Systems, Inc. (A)	3,802	59,882
Simulations Plus, Inc.	954	13,833
Tabula Rasa Healthcare, Inc. (A)	793	18,025
Vocera Communications, Inc. (A)	2,094	58,318
		2,869,714
Life sciences tools and services – 0.7%
Accelerate Diagnostics, Inc. (A)(B)	1,939	44,597
Agilent Technologies, Inc.	19,615	1,269,483
Bio-Rad Laboratories, Inc., Class A (A)	2,357	513,402
Bio-Techne Corp.	4,227	523,218
Cambrex Corp. (A)	2,389	124,467
Charles River Laboratories
International, Inc. (A)	5,394	586,867
Enzo Biochem, Inc. (A)	3,124	35,145
Illumina, Inc. (A)	8,837	1,806,813
INC Research Holdings, Inc.,
Class A (A)	10,115	593,751
Luminex Corp.	2,996	57,913
Medpace Holdings, Inc. (A)	565	18,442
Mettler-Toledo International, Inc. (A)	1,557	942,125
NanoString Technologies, Inc. (A)	1,455	22,480
NeoGenomics, Inc. (A)	4,240	42,866
Pacific Biosciences of
California, Inc. (A)	6,603	32,685
PAREXEL International Corp. (A)	9,396	825,814
PerkinElmer, Inc.	6,791	454,929
PRA Health Sciences, Inc. (A)	3,566	276,008
Quintiles IMS Holdings, Inc. (A)	8,385	805,212
Thermo Fisher Scientific, Inc.	23,764	4,447,195
Waters Corp. (A)	4,877	894,832
		14,318,244
Pharmaceuticals – 3.6%
Aclaris Therapeutics, Inc. (A)(B)	1,526	39,569
Aerie Pharmaceuticals, Inc. (A)	2,234	128,120
Akorn, Inc. (A)	9,871	324,756
Allergan PLC	20,836	4,781,445
Amphastar Pharmaceuticals, Inc. (A)	2,754	44,092
ANI Pharmaceuticals, Inc. (A)	617	29,616
Aratana Therapeutics, Inc. (A)	3,252	18,569
Assembly Biosciences, Inc. (A)	1,095	29,685
Bristol-Myers Squibb Company	102,299	6,187,044
Catalent, Inc. (A)	23,349	964,080
Clearside Biomedical, Inc. (A)(B)	1,813	12,673
Collegium Pharmaceutical, Inc. (A)(B)	1,795	18,022
Corcept Therapeutics, Inc. (A)	6,700	111,689
Corium International, Inc. (A)(B)	1,761	15,057
Depomed, Inc. (A)	4,395	26,722
Dermira, Inc. (A)	2,853	67,302
Durect Corp. (A)	11,225	17,848
Eli Lilly & Company	60,312	$4,902,762
Endo International PLC (A)	22,482	197,617
Horizon Pharma PLC (A)	12,006	164,242
Impax Laboratories, Inc. (A)	5,453	118,057
Innoviva, Inc. (A)	5,640	79,186
Intersect ENT, Inc. (A)	1,919	59,297
Intra-Cellular Therapies, Inc. (A)	2,571	47,435
Johnson & Johnson	167,218	22,134,647
Lannett Company, Inc. (A)(B)	2,127	37,329
Mallinckrodt PLC (A)	11,248	462,068
Merck & Company, Inc.	169,888	10,849,048
Mylan NV (A)	28,846	908,072
MyoKardia, Inc. (A)(B)	1,305	56,572
Nektar Therapeutics (A)	10,893	229,080
Omeros Corp. (A)(B)	3,090	63,252
Pacira Pharmaceuticals, Inc. (A)	2,901	110,528
Paratek Pharmaceuticals, Inc. (A)	1,769	49,886
Perrigo Company PLC	8,996	710,324
Pfizer, Inc.	370,745	12,575,670
Phibro Animal Health Corp., Class A	1,417	50,304
Prestige Brands Holdings, Inc. (A)	9,887	501,370
Reata Pharmaceuticals, Inc.,
Class A (A)(B)	660	19,965
Revance Therapeutics, Inc. (A)	1,726	42,373
SciClone Pharmaceuticals, Inc. (A)	3,949	43,439
Sucampo Pharmaceuticals, Inc.,
Class A (A)	1,921	22,572
Supernus Pharmaceuticals, Inc. (A)	3,479	159,338
Teligent, Inc. (A)(B)	3,289	22,727
Tetraphase Pharmaceuticals, Inc. (A)	2,971	20,738
The Medicines Company (A)(B)	5,071	186,055
TherapeuticsMD, Inc. (A)(B)	11,596	69,576
Theravance Biopharma, Inc. (A)(B)	3,111	101,636
WaVe Life Sciences, Ltd. (A)(B)	980	23,030
Zoetis, Inc.	30,424	1,907,585
Zogenix, Inc. (A)(B)	1,954	23,155
		69,765,224
		221,827,946
Industrials – 12.9%
Aerospace and defense – 2.6%
AAR Corp.	2,315	83,479
Aerojet Rocketdyne Holdings, Inc. (A)	5,072	150,283
Aerovironment, Inc. (A)	1,524	74,706
Arconic, Inc.	38,921	991,318
Astronics Corp. (A)	1,620	42,590
Axon Enterprise, Inc. (A)(B)	3,835	83,258
Cubic Corp.	1,816	77,997
Curtiss-Wright Corp.	8,200	793,924
DigitalGlobe, Inc. (A)	4,515	155,316
Ducommun, Inc. (A)	840	23,100
Engility Holdings, Inc. (A)	1,354	42,069
Esterline Technologies Corp. (A)	5,264	449,546
General Dynamics Corp.	24,801	4,993,681
Huntington Ingalls Industries, Inc.	5,210	1,114,732
KLX, Inc. (A)	9,625	461,423
Kratos Defense & Security
Solutions, Inc. (A)	5,308	71,021
L3 Technologies, Inc.	7,282	1,321,537
Lockheed Martin Corp.	21,777	6,650,478
Mercury Systems, Inc. (A)	3,418	164,919
Moog, Inc., Class A (A)	2,315	177,699
National Presto Industries, Inc. (B)	348	34,661
Northrop Grumman Corp.	15,492	4,217,077
Orbital ATK, Inc.	6,534	729,064

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

U.S. Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Aerospace and defense (continued)
Raytheon Company	25,773	$4,690,944
Rockwell Collins, Inc.	14,352	1,880,830
Sparton Corp. (A)	762	17,656
Teledyne Technologies, Inc. (A)	3,995	599,490
The Boeing Company	48,631	11,654,905
The KeyW Holding Corp. (A)(B)	3,822	27,327
TransDigm Group, Inc.	4,324	1,127,094
Triumph Group, Inc.	3,597	94,601
United Technologies Corp.	64,925	7,772,821
Vectrus, Inc. (A)	840	24,007
Wesco Aircraft Holdings, Inc. (A)	4,169	35,020
		50,828,573
Air freight and logistics – 1.1%
Air Transport Services Group, Inc. (A)	3,838	88,120
Atlas Air Worldwide Holdings, Inc. (A)	1,706	113,961
C.H. Robinson Worldwide, Inc.	18,806	1,328,268
Echo Global Logistics, Inc. (A)	2,142	32,558
Expeditors International of
Washington, Inc.	24,165	1,355,657
FedEx Corp.	32,797	7,031,021
Forward Air Corp.	2,211	114,906
Hub Group, Inc., Class A (A)	2,418	92,972
Radiant Logistics, Inc. (A)	3,038	15,342
United Parcel Service, Inc., Class B	91,678	10,484,296
		20,657,101
Airlines – 0.8%
Alaska Air Group, Inc.	16,524	1,233,682
Allegiant Travel Company	946	111,628
American Airlines Group, Inc.	65,720	2,940,313
Delta Air Lines, Inc.	97,895	4,619,665
Hawaiian Holdings, Inc. (A)	3,863	165,530
JetBlue Airways Corp. (A)	37,778	748,382
SkyWest, Inc.	3,727	129,327
Southwest Airlines Company	80,766	4,211,139
United Continental Holdings, Inc. (A)	37,553	2,326,784
		16,486,450
Building products – 0.4%
AAON, Inc.	3,038	99,039
Advanced Drainage Systems, Inc.	2,616	50,881
Allegion PLC	8,383	659,826
American Woodmark Corp. (A)	1,021	84,539
AO Smith Corp.	12,750	710,048
Apogee Enterprises, Inc.	2,094	91,508
Armstrong Flooring, Inc. (A)	1,804	26,916
Builders FirstSource, Inc. (A)	7,125	115,995
Caesarstone, Ltd. (A)	1,680	48,678
Continental Building Products, Inc. (A)	2,892	70,420
CSW Industrials, Inc. (A)	1,082	45,282
Fortune Brands Home & Security, Inc.	13,454	841,279
Gibraltar Industries, Inc. (A)	2,358	68,972
Griffon Corp.	2,176	40,365
Insteel Industries, Inc.	1,396	34,998
JELD-WEN Holding, Inc. (A)	1,634	49,870
Johnson Controls International PLC	81,016	3,207,423
Lennox International, Inc.	4,348	720,594
Masco Corp.	27,874	1,024,927
Masonite International Corp. (A)	2,168	137,234
NCI Building Systems, Inc. (A)	2,937	49,342
Patrick Industries, Inc. (A)	1,192	88,208
PGT Innovations, Inc. (A)	3,630	47,916
Ply Gem Holdings, Inc. (A)	1,676	26,062
Quanex Building Products Corp.	2,588	50,725
Simpson Manufacturing Company, Inc.	2,964	129,764
Trex Company, Inc. (A)	2,158	164,008
Universal Forest Products, Inc.	1,471	$128,286
		8,813,105
Commercial services and supplies – 0.6%
ABM Industries, Inc.	4,043	179,630
ACCO Brands Corp. (A)	7,928	86,812
Advanced Disposal Services, Inc. (A)	1,820	43,389
ARC Document Solutions, Inc. (A)	3,377	11,921
Brady Corp., Class A	3,374	112,523
Casella Waste Systems, Inc., Class A (A)	2,937	49,371
CECO Environmental Corp.	2,497	18,653
Cintas Corp.	6,430	868,114
Clean Harbors, Inc. (A)	5,894	318,806
Copart, Inc. (A)	23,209	758,702
Covanta Holding Corp.	8,525	122,334
Deluxe Corp.	8,976	622,486
Ennis, Inc.	1,951	37,264
Essendant, Inc.	2,906	34,465
Healthcare Services Group, Inc.	5,211	266,803
Heritage-Crystal Clean, Inc. (A)	1,179	22,991
Herman Miller, Inc.	11,103	373,616
HNI Corp.	8,220	301,263
Hudson Technologies, Inc. (A)	2,871	25,552
InnerWorkings, Inc. (A)	3,550	37,169
Interface, Inc.	4,597	87,343
Kimball International, Inc., Class B	2,784	47,217
Knoll, Inc.	3,538	63,861
LSC Communications, Inc.	2,503	40,323
Matthews International Corp., Class A	2,286	137,732
McGrath RentCorp	1,725	69,638
Mobile Mini, Inc.	3,266	98,797
MSA Safety, Inc.	5,982	435,849
Multi-Color Corp.	998	79,640
Pitney Bowes, Inc.	21,115	271,328
Quad/Graphics, Inc.	2,351	44,810
Republic Services, Inc.	17,109	1,116,191
Rollins, Inc.	10,860	482,293
RR Donnelley & Sons Company	5,323	49,131
SP Plus Corp. (A)	1,287	47,490
Steelcase, Inc., Class A	6,219	82,091
Stericycle, Inc. (A)	6,416	461,246
Team, Inc. (A)	2,254	27,837
Tetra Tech, Inc.	4,141	176,407
The Brink’s Company	3,344	262,337
UniFirst Corp.	1,104	158,534
US Ecology, Inc.	1,611	82,805
Viad Corp.	1,466	80,557
VSE Corp.	665	34,680
Waste Management, Inc.	30,088	2,320,086
West Corp.	3,139	73,358
		11,123,445
Construction and engineering – 0.3%
AECOM (A)	17,632	590,672
Aegion Corp. (A)	2,499	54,153
Ameresco, Inc., Class A (A)	1,710	12,398
Argan, Inc.	1,048	66,391
Chicago Bridge & Iron Company NV (B)	7,401	91,328
Comfort Systems USA, Inc.	2,679	91,220
Dycom Industries, Inc. (A)(B)	5,734	462,619
EMCOR Group, Inc.	10,970	724,459
Fluor Corp.	12,060	465,154
Granite Construction, Inc.	7,398	408,592
Great Lakes Dredge & Dock Corp. (A)	4,871	19,728
HC2 Holdings, Inc. (A)	3,554	16,206

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

U.S. Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Construction and
engineering (continued)
Jacobs Engineering Group, Inc.	10,520	$573,235
KBR, Inc.	26,677	434,035
Layne Christensen Company (A)	1,643	17,646
MasTec, Inc. (A)	4,837	197,350
MYR Group, Inc. (A)	1,228	31,695
Northwest Pipe Company (A)	874	16,029
NV5 Global, Inc. (A)	623	30,060
Orion Group Holdings, Inc. (A)	2,434	14,701
Primoris Services Corp.	2,898	82,912
Quanta Services, Inc. (A)	13,022	467,880
Sterling Construction Company, Inc. (A)	2,117	24,938
Tutor Perini Corp. (A)	2,772	72,488
Valmont Industries, Inc.	2,557	367,057
		5,332,946
Electrical equipment – 0.6%
Acuity Brands, Inc.	3,848	680,288
Allied Motion Technologies, Inc.	563	14,238
AMETEK, Inc.	20,060	1,268,795
Atkore International Group, Inc. (A)	2,331	38,834
AZZ, Inc.	1,918	93,790
Eaton Corp. PLC	38,863	2,788,809
Emerson Electric Company	55,659	3,286,107
Encore Wire Corp.	1,512	64,865
Energous Corp. (A)(B)	1,528	14,501
EnerSys	8,073	517,479
Generac Holdings, Inc. (A)	4,456	179,933
General Cable Corp.	3,660	62,037
Hubbell, Inc.	5,796	653,731
LSI Industries, Inc.	2,436	13,861
Plug Power, Inc. (A)(B)	16,793	35,937
Powell Industries, Inc.	775	22,064
Preformed Line Products Company	282	14,735
Regal Beloit Corp.	5,073	382,504
Rockwell Automation, Inc.	11,107	1,822,214
Sunrun, Inc. (A)(B)	6,254	41,902
Thermon Group Holdings, Inc. (A)	2,490	41,135
TPI Composites, Inc. (A)	812	16,516
Vicor Corp. (A)	1,283	24,954
		12,079,229
Industrial conglomerates – 2.1%
3M Company	51,577	10,538,213
Carlisle Companies, Inc.	7,314	692,563
General Electric Company	752,236	18,467,394
Honeywell International, Inc.	66,121	9,142,551
Raven Industries, Inc.	2,644	74,032
Roper Technologies, Inc.	8,794	2,028,424
		40,943,177
Machinery – 2.2%
Actuant Corp., Class A	4,373	105,171
AGCO Corp.	7,556	517,208
Alamo Group, Inc.	691	63,406
Albany International Corp., Class A	2,105	112,828
Altra Industrial Motion Corp.	2,090	96,245
American Railcar Industries, Inc. (B)	586	21,096
Astec Industries, Inc.	1,573	78,147
Barnes Group, Inc.	3,623	226,510
Briggs & Stratton Corp.	2,981	62,422
Caterpillar, Inc.	50,880	5,977,891
Chart Industries, Inc. (A)	2,256	76,117
CIRCOR International, Inc.	1,223	58,728
Columbus McKinnon Corp.	1,487	49,116
Commercial Vehicle Group, Inc. (A)	2,277	13,525
Crane Company	5,727	425,115
Cummins, Inc.	13,431	$2,140,633
Deere & Company	25,374	2,941,608
DMC Global, Inc.	1,054	13,649
Donaldson Company, Inc.	14,957	706,718
Douglas Dynamics, Inc.	1,657	57,829
Dover Corp.	13,443	1,141,042
Energy Recovery, Inc. (A)(B)	2,952	19,188
EnPro Industries, Inc.	1,533	108,031
ESCO Technologies, Inc.	1,812	98,663
Federal Signal Corp.	4,355	81,395
Flowserve Corp.	11,390	447,399
Fortive Corp.	26,110	1,696,367
Franklin Electric Company, Inc.	3,386	130,530
FreightCar America, Inc.	1,068	19,395
Global Brass & Copper Holdings, Inc.	1,618	48,297
Graco, Inc.	6,290	726,558
Graham Corp.	886	17,747
Hardinge, Inc.	1,068	14,621
Harsco Corp. (A)	5,943	101,625
Hillenbrand, Inc.	4,563	163,127
Hurco Companies, Inc.	526	18,489
Hyster-Yale Materials Handling, Inc.	763	54,310
IDEX Corp.	8,640	1,015,891
Illinois Tool Works, Inc.	26,858	3,693,244
Ingersoll-Rand PLC	22,225	1,897,793
ITT, Inc.	10,038	405,134
John Bean Technologies Corp.	2,277	201,970
Kadant, Inc.	788	68,438
Kennametal, Inc.	14,947	523,145
LB Foster Company, Class A	718	13,714
Lincoln Electric Holdings, Inc.	7,002	608,054
Lindsay Corp.	759	65,707
Lydall, Inc. (A)	1,222	57,434
Meritor, Inc. (A)	6,041	119,974
Milacron Holdings Corp. (A)	3,250	51,838
Miller Industries, Inc.	831	20,858
Mueller Industries, Inc.	4,198	125,226
Mueller Water Products, Inc., Class A	11,242	134,792
Navistar International Corp. (A)(B)	3,682	125,777
NN, Inc.	2,001	51,026
Nordson Corp.	6,069	663,342
Omega Flex, Inc.	236	13,686
Oshkosh Corp.	8,468	631,713
PACCAR, Inc.	30,800	2,042,964
Parker-Hannifin Corp.	11,795	1,897,698
Park-Ohio Holdings Corp.	681	27,138
Pentair PLC	14,588	905,185
Proto Labs, Inc. (A)	1,804	129,527
RBC Bearings, Inc. (A)	1,678	185,033
REV Group, Inc.	965	24,308
Rexnord Corp. (A)	7,571	180,795
Snap-on, Inc.	5,009	739,178
Spartan Motors, Inc.	2,839	26,119
SPX Corp. (A)	3,106	74,855
SPX FLOW, Inc. (A)	3,063	102,519
Standex International Corp.	910	86,860
Stanley Black & Decker, Inc.	13,172	1,896,768
Sun Hydraulics Corp.	1,730	82,884
Supreme Industries, Inc., Class A	1,127	23,599
Tennant Company	1,279	77,955
Terex Corp.	10,122	390,203
The Eastern Company	500	13,075
The Gorman-Rupp Company	1,329	40,455
The Greenbrier Companies, Inc.	1,982	85,028
The Manitowoc Company, Inc. (A)	9,597	78,983

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

U.S. Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Machinery (continued)
The Timken Company	7,947	$356,423
The Toro Company	12,180	751,262
Titan International, Inc.	3,814	32,724
TriMas Corp. (A)	3,346	80,973
Trinity Industries, Inc.	17,229	496,884
Twin Disc, Inc. (A)	785	13,628
Wabash National Corp. (B)	4,348	91,395
Wabtec Corp. (B)	9,778	690,033
Watts Water Technologies, Inc., Class A	2,003	123,585
Woodward, Inc.	10,097	708,910
Xylem, Inc.	15,697	974,313
		42,550,761
Marine – 0.0%
Costamare, Inc.	2,854	17,895
Eagle Bulk Shipping, Inc. (A)(B)	3,222	14,596
Kirby Corp. (A)	6,115	382,799
Matson, Inc.	3,181	82,070
Safe Bulkers, Inc. (A)	4,334	14,042
Scorpio Bulkers, Inc. (A)(B)	4,482	36,080
		547,482
Professional services – 0.4%
Acacia Research Corp. (A)	4,353	14,147
Barrett Business Services, Inc.	540	27,853
CBIZ, Inc. (A)	3,727	56,464
CRA International, Inc.	668	25,070
Equifax, Inc.	8,936	1,273,112
Exponent, Inc.	1,879	127,960
Franklin Covey Company (A)	863	16,224
FTI Consulting, Inc. (A)	3,011	102,103
GP Strategies Corp. (A)	967	27,656
Heidrick & Struggles International, Inc.	1,432	26,134
Hill International, Inc. (A)	3,013	14,312
Huron Consulting Group, Inc. (A)	1,660	50,215
ICF International, Inc. (A)	1,310	62,946
IHS Markit, Ltd. (A)	23,669	1,108,656
Insperity, Inc.	1,335	107,201
Kelly Services, Inc., Class A	2,231	48,257
Kforce, Inc.	1,769	31,842
Korn/Ferry International	3,730	124,284
ManpowerGroup, Inc.	7,595	846,918
Mistras Group, Inc. (A)	1,384	26,171
Navigant Consulting, Inc. (A)	3,472	53,226
Nielsen Holdings PLC	24,854	965,578
On Assignment, Inc. (A)	3,708	176,872
Resources Connection, Inc.	2,261	28,828
Robert Half International, Inc.	9,587	434,291
RPX Corp. (A)	3,370	44,012
The Advisory Board Company (A)	2,957	157,460
The Dun & Bradstreet Corp.	4,177	465,485
TriNet Group, Inc. (A)	3,004	107,333
TrueBlue, Inc. (A)	3,076	62,904
Verisk Analytics, Inc. (A)	11,427	926,158
WageWorks, Inc. (A)	2,723	160,521
Willdan Group, Inc. (A)	589	18,265
		7,718,458
Road and rail – 1.5%
ArcBest Corp.	1,938	57,559
Avis Budget Group, Inc. (A)	15,018	544,102
Covenant Transportation Group, Inc.,
Class A (A)	996	23,914
CSX Corp.	122,646	6,156,829
Daseke, Inc. (A)(B)	1,710	22,401
Genesee & Wyoming, Inc., Class A (A)	6,966	477,589
Heartland Express, Inc.	3,458	76,664
Hertz Global Holdings, Inc. (A)(B)	4,066	$88,395
J.B. Hunt Transport Services, Inc.	11,568	1,143,960
Kansas City Southern	13,969	1,444,814
Knight Transportation, Inc. (B)	12,836	501,246
Landstar System, Inc.	4,747	443,132
Marten Transport, Ltd.	2,995	51,364
Norfolk Southern Corp.	38,539	4,644,720
Old Dominion Freight Line, Inc.	7,841	783,316
Roadrunner Transportation
Systems, Inc. (A)	2,532	18,914
Ryder System, Inc.	6,064	470,566
Saia, Inc. (A)	1,860	105,183
Schneider National, Inc., Class B	2,392	53,222
Swift Transportation Company (A)(B)	5,283	148,188
Union Pacific Corp.	107,301	11,298,795
Werner Enterprises, Inc.	8,534	282,475
YRC Worldwide, Inc. (A)	2,498	33,448
		28,870,796
Trading companies and distributors – 0.3%
Aircastle, Ltd.	3,412	76,497
Applied Industrial Technologies, Inc.	2,799	159,543
Beacon Roofing Supply, Inc. (A)	4,415	207,947
BMC Stock Holdings, Inc. (A)	4,800	97,440
CAI International, Inc. (A)	1,161	35,979
DXP Enterprises, Inc. (A)	1,218	32,996
Fastenal Company	24,857	1,060,648
Foundation Building Materials LLC (A)	1,046	13,661
GATX Corp. (B)	7,246	438,963
GMS, Inc. (A)	1,724	55,478
H&E Equipment Services, Inc.	2,365	55,672
Herc Holdings, Inc. (A)	1,786	75,405
Kaman Corp.	1,881	92,244
Lawson Products, Inc. (A)	606	14,453
MRC Global, Inc. (A)	6,606	104,177
MSC Industrial Direct Company, Inc.,
Class A	5,105	351,632
Neff Corp., Class A (A)	650	16,218
Nexeo Solutions, Inc. (A)	2,163	15,509
NOW, Inc. (A)	20,058	233,876
Rush Enterprises, Inc., Class A (A)	2,026	83,046
Rush Enterprises, Inc., Class B (A)	575	22,149
SiteOne Landscape Supply, Inc. (A)	2,478	124,495
Textainer Group Holdings, Ltd. (A)	2,049	36,370
Titan Machinery, Inc. (A)	1,526	19,685
Triton International, Ltd. (A)	3,189	117,738
United Rentals, Inc. (A)	7,370	870,102
Veritiv Corp. (A)	878	24,584
W.W. Grainger, Inc.	4,636	753,675
Watsco, Inc.	3,442	507,213
		5,697,395
		251,648,918
Information technology – 25.0%
Communications equipment – 1.3%
Acacia Communications, Inc. (A)(B)	1,365	66,653
ADTRAN, Inc.	3,533	78,079
Applied Optoelectronics, Inc. (A)(B)	1,345	79,516
ARRIS International PLC (A)	21,261	592,331
Brocade Communications Systems, Inc.	46,425	574,742
CalAmp Corp. (A)	2,553	47,333
Calix, Inc. (A)	3,592	17,601
Ciena Corp. (A)	26,315	568,667
Cisco Systems, Inc.	464,892	14,974,171
Clearfield, Inc. (A)(B)	1,040	12,688

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

U.S. Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Communications
equipment (continued)
Comtech Telecommunications Corp.	1,734	$33,934
Digi International, Inc. (A)	2,229	20,507
EMCORE Corp. (A)	2,193	19,956
Extreme Networks, Inc. (A)	8,019	91,657
F5 Networks, Inc. (A)	5,976	713,415
Finisar Corp. (A)	8,129	196,315
Harmonic, Inc. (A)	6,331	20,576
Harris Corp.	11,457	1,408,065
Infinera Corp. (A)	10,712	90,624
InterDigital, Inc.	6,448	460,065
Juniper Networks, Inc.	35,354	980,366
KVH Industries, Inc. (A)	1,375	16,225
Lumentum Holdings, Inc. (A)	4,449	252,926
Motorola Solutions, Inc.	15,085	1,329,290
NETGEAR, Inc. (A)	2,372	113,856
NetScout Systems, Inc. (A)	16,869	552,460
Oclaro, Inc. (A)(B)	12,129	102,005
Plantronics, Inc.	6,225	265,372
Quantenna Communications, Inc. (A)	1,640	30,471
ShoreTel, Inc. (A)	5,167	38,494
Sonus Networks, Inc. (A)	3,719	25,698
Ubiquiti Networks, Inc. (A)(B)	1,678	99,992
ViaSat, Inc. (A)	9,886	628,848
Viavi Solutions, Inc. (A)	16,727	167,939
		24,670,837
Electronic equipment, instruments and
components – 1.1%
Amphenol Corp., Class A	28,284	2,289,307
Anixter International, Inc. (A)	2,107	155,497
Arrow Electronics, Inc. (A)	10,059	798,986
Avnet, Inc.	14,152	545,843
AVX Corp.	3,309	57,742
Badger Meter, Inc.	2,027	93,039
Bel Fuse, Inc., Class B	802	20,451
Belden, Inc.	7,848	604,845
Benchmark Electronics, Inc. (A)	3,584	116,480
Cognex Corp.	9,810	1,068,996
Coherent, Inc. (A)	2,788	650,496
Control4 Corp. (A)	1,796	44,469
Corning, Inc.	85,247	2,451,704
CTS Corp.	2,363	53,168
Daktronics, Inc.	2,849	27,436
Electro Scientific Industries, Inc. (A)	2,597	31,995
ePlus, Inc. (A)	957	80,101
Fabrinet (A)	2,626	101,994
FARO Technologies, Inc. (A)	1,246	42,925
Fitbit, Inc., Class A (A)(B)	13,091	78,939
FLIR Systems, Inc.	13,362	507,756
II-VI, Inc. (A)	4,423	158,565
Insight Enterprises, Inc. (A)	2,602	104,288
IPG Photonics Corp. (A)	4,254	747,811
Iteris, Inc. (A)	2,107	13,527
Itron, Inc. (A)	2,491	180,847
Jabil, Inc.	20,639	647,033
KEMET Corp. (A)	3,363	80,409
Keysight Technologies, Inc. (A)	20,912	854,464
Kimball Electronics, Inc. (A)	2,001	38,119
Knowles Corp. (A)	16,538	242,612
Littelfuse, Inc.	4,202	782,244
Maxwell Technologies, Inc. (A)	3,089	17,206
Mesa Laboratories, Inc. (B)	241	32,913
Methode Electronics, Inc.	2,602	106,422
Microvision, Inc. (A)(B)	5,786	13,713
MTS Systems Corp.	1,225	59,290
National Instruments Corp.	12,031	$485,932
Novanta, Inc. (A)	2,331	91,142
OSI Systems, Inc. (A)	1,268	105,320
Park Electrochemical Corp.	1,517	27,549
PC Connection, Inc.	880	22,449
Plexus Corp. (A)	2,433	126,711
Rogers Corp. (A)	1,313	155,656
Sanmina Corp. (A)	5,369	201,069
ScanSource, Inc. (A)	1,812	71,121
SYNNEX Corp.	5,399	645,774
Systemax, Inc.	871	21,287
TE Connectivity, Ltd.	33,016	2,628,074
Tech Data Corp. (A)	6,470	713,576
Trimble, Inc. (A)	28,633	1,107,524
TTM Technologies, Inc. (A)	6,762	96,291
VeriFone Systems, Inc. (A)	20,779	410,801
Vishay Intertechnology, Inc.	24,929	441,243
Vishay Precision Group, Inc. (A)	878	19,184
Zebra Technologies Corp., Class A (A)	5,974	615,860
		21,888,195
Internet software and services – 4.9%
2U, Inc. (A)	3,190	159,819
Actua Corp. (A)	2,443	31,270
Akamai Technologies, Inc. (A)	15,215	717,387
Alarm.com Holdings, Inc. (A)	1,498	67,290
Alphabet, Inc., Class A (A)	26,316	25,138,096
Alphabet, Inc., Class C (A)	26,359	24,759,799
Alteryx, Inc., Class A (A)	748	17,645
Amber Road, Inc. (A)	1,743	14,049
Angie’s List, Inc. (A)(B)	3,030	36,845
Appfolio, Inc., Class A (A)	613	26,298
Apptio, Inc., Class A (A)	1,366	24,315
Bankrate, Inc. (A)	3,469	48,046
Bazaarvoice, Inc. (A)	6,538	31,056
Benefitfocus, Inc. (A)(B)	1,196	36,897
Blucora, Inc. (A)	3,018	68,810
Box, Inc., Class A (A)	5,724	112,305
Brightcove, Inc. (A)	2,786	19,641
Carbonite, Inc. (A)	1,828	36,560
Care.com, Inc. (A)	1,048	15,689
Cars.com, Inc. (A)(B)	13,376	345,903
ChannelAdvisor Corp. (A)	2,021	23,444
Cimpress NV (A)(B)	1,820	168,241
Cloudera, Inc. (A)(B)	1,076	20,874
CommerceHub, Inc., Series A (A)	1,155	25,606
CommerceHub, Inc., Series C (A)	2,061	43,755
Cornerstone OnDemand, Inc. (A)	3,826	133,833
Coupa Software, Inc. (A)	2,200	67,012
eBay, Inc. (A)	88,815	3,208,886
Endurance International Group
Holdings, Inc. (A)(B)	4,449	34,257
Envestnet, Inc. (A)	3,161	140,506
Facebook, Inc., Class A (A)	208,878	35,920,750
Five9, Inc. (A)	3,834	82,431
Gogo, Inc. (A)(B)	4,298	60,215
GrubHub, Inc. (A)(B)	6,275	358,240
GTT Communications, Inc. (A)	2,297	72,930
Hortonworks, Inc. (A)	3,615	61,419
Instructure, Inc. (A)	1,578	46,709
Internap Corp. (A)	6,197	27,701
j2 Global, Inc.	8,834	665,024
Limelight Networks, Inc. (A)	5,913	21,228
Liquidity Services, Inc. (A)	2,296	13,087
LivePerson, Inc. (A)	4,048	54,243

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

U.S. Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Internet software and services (continued)
LogMeIn, Inc.	5,965	$682,396
MINDBODY, Inc., Class A (A)	2,689	63,595
MuleSoft, Inc., Class A (A)(B)	1,169	25,484
New Relic, Inc. (A)	2,141	102,554
NIC, Inc.	4,756	77,761
Nutanix, Inc., Class A (A)(B)	2,572	56,584
Okta, Inc. (A)	880	23,751
Q2 Holdings, Inc. (A)	2,297	93,258
QuinStreet, Inc. (A)	3,158	16,895
Quotient Technology, Inc. (A)	5,414	81,210
Shutterstock, Inc. (A)(B)	1,374	46,139
SPS Commerce, Inc. (A)	1,240	75,541
Stamps.com, Inc. (A)(B)	1,153	220,511
The Meet Group, Inc. (A)	5,104	20,008
The Trade Desk, Inc., Class A (A)	1,272	67,378
TrueCar, Inc. (A)	4,625	78,394
Tucows, Inc., Class A (A)(B)	674	35,621
Twilio, Inc., Class A (A)(B)	4,569	133,780
VeriSign, Inc. (A)(B)	7,795	808,731
Web.com Group, Inc. (A)	2,819	71,321
WebMD Health Corp. (A)	6,968	462,954
XO Group, Inc. (A)	1,885	35,099
Yelp, Inc. (A)	5,680	241,968
Yext, Inc. (A)(B)	954	12,412
		96,491,456
IT services – 4.3%
Accenture PLC, Class A	55,117	7,207,099
Acxiom Corp. (A)	14,615	340,383
Alliance Data Systems Corp.	4,991	1,125,471
Automatic Data Processing, Inc.	39,771	4,234,418
Blackhawk Network Holdings, Inc. (A)	3,980	178,304
Broadridge Financial Solutions, Inc.	13,312	1,040,067
CACI International, Inc., Class A (A)	1,773	230,135
Cardtronics PLC, Class A (A)	3,327	86,435
Cass Information Systems, Inc.	811	49,649
Cognizant Technology Solutions Corp., Class A	52,427	3,710,259
Convergys Corp.	17,486	410,921
CoreLogic, Inc. (A)	9,583	450,114
CSG Systems International, Inc.	2,448	94,762
CSRA, Inc.	13,281	418,484
DST Systems, Inc.	6,993	358,951
DXC Technology Company	25,212	2,143,020
EPAM Systems, Inc. (A)	3,557	289,291
Everi Holdings, Inc. (A)	4,794	36,962
EVERTEC, Inc.	4,391	80,794
ExlService Holdings, Inc. (A)	2,388	134,397
Fidelity National Information Services, Inc.	29,373	2,729,339
Fiserv, Inc. (A)	18,986	2,348,758
Forrester Research, Inc.	753	30,685
Gartner, Inc. (A)	8,001	964,841
Global Payments, Inc.	13,461	1,285,391
IBM Corp.	75,898	10,855,691
Jack Henry & Associates, Inc.	8,792	906,191
Leidos Holdings, Inc.	16,245	947,408
ManTech International Corp., Class A	1,865	75,010
Mastercard, Inc., Class A	83,301	11,104,023
MAXIMUS, Inc.	12,004	729,603
MoneyGram International, Inc. (A)	2,190	34,514
Paychex, Inc.	28,288	1,613,265
PayPal Holdings, Inc. (A)	99,252	6,121,863
Perficient, Inc. (A)	2,576	47,141
Planet Payment, Inc. (A)	3,703	14,664
Presidio, Inc. (A)(B)	1,400	$19,474
Sabre Corp.	23,299	429,634
Science Applications International Corp.	8,139	601,309
ServiceSource International, Inc. (A)	6,163	21,694
Sykes Enterprises, Inc. (A)	2,874	76,621
Syntel, Inc.	2,475	44,699
TeleTech Holdings, Inc.	1,022	40,573
Teradata Corp. (A)	14,819	473,022
The Hackett Group, Inc.	1,826	24,943
The Western Union Company	41,976	794,186
Total System Services, Inc.	14,634	1,011,502
Travelport Worldwide, Ltd.	9,056	137,108
Unisys Corp. (A)(B)	3,792	29,388
Virtusa Corp. (A)	2,061	74,856
Visa, Inc., Class A	164,047	16,982,145
WEX, Inc. (A)	4,370	476,942
		83,666,399
Semiconductors and semiconductor equipment – 3.3%
Advanced Energy Industries, Inc. (A)	2,892	212,678
Advanced Micro Devices, Inc. (A)	57,099	742,287
Alpha & Omega Semiconductor, Ltd. (A)	1,475	23,423
Ambarella, Inc. (A)(B)	2,359	128,330
Amkor Technology, Inc. (A)	7,508	65,920
Analog Devices, Inc.	27,113	2,268,545
Applied Materials, Inc.	79,560	3,589,747
Axcelis Technologies, Inc. (A)	2,226	46,523
AXT, Inc. (A)	2,871	22,394
Broadcom, Ltd.	29,725	7,492,781
Brooks Automation, Inc.	5,042	131,445
Cabot Microelectronics Corp.	1,811	129,704
CEVA, Inc. (A)	1,570	63,664
Cirrus Logic, Inc. (A)	11,961	693,499
Cohu, Inc.	2,016	37,820
Cree, Inc. (A)	18,159	441,808
Cypress Semiconductor Corp.	37,299	510,623
Diodes, Inc. (A)	2,783	78,314
DSP Group, Inc. (A)	1,830	21,777
Entegris, Inc. (A)	10,381	264,196
First Solar, Inc. (A)	8,856	415,878
FormFactor, Inc. (A)	5,301	80,045
Ichor Holdings, Ltd. (A)	872	19,951
Impinj, Inc. (A)(B)	1,306	49,941
Inphi Corp. (A)	3,070	117,550
Integrated Device Technology, Inc. (A)	24,822	613,352
Intel Corp.	348,692	12,228,628
IXYS Corp. (A)	1,889	43,447
KLA-Tencor Corp.	11,688	1,095,049
Kopin Corp. (A)	5,126	20,607
Lam Research Corp.	11,950	1,983,461
Lattice Semiconductor Corp. (A)	9,105	51,443
MACOM Technology Solutions Holdings, Inc. (A)	2,970	135,254
MaxLinear, Inc. (A)	4,378	94,565
Microchip Technology, Inc.	16,992	1,474,906
Micron Technology, Inc. (A)	76,760	2,454,017
Microsemi Corp. (A)	13,074	658,668
MKS Instruments, Inc.	3,928	323,471
Monolithic Power Systems, Inc.	7,197	729,200
Nanometrics, Inc. (A)	1,792	46,216
NeoPhotonics Corp. (A)(B)	2,564	14,999
NVE Corp.	393	29,805
NVIDIA Corp.	44,032	7,460,782
PDF Solutions, Inc. (A)	2,128	32,324
Photronics, Inc. (A)	4,943	39,050

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

U.S. Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Semiconductors and semiconductor equipment (continued)
Power Integrations, Inc.	2,098	$152,839
Qorvo, Inc. (A)	9,474	693,686
QUALCOMM, Inc.	109,431	5,719,958
Rambus, Inc. (A)	8,145	105,641
Rudolph Technologies, Inc. (A)	2,277	50,549
Semtech Corp. (A)	4,745	178,412
Sigma Designs, Inc. (A)	3,348	20,925
Silicon Laboratories, Inc. (A)	7,854	596,119
Skyworks Solutions, Inc.	13,707	1,444,170
SunPower Corp. (A)	4,463	39,453
Synaptics, Inc. (A)	6,388	265,549
Teradyne, Inc.	22,525	802,115
Texas Instruments, Inc.	73,822	6,113,938
Ultra Clean Holdings, Inc. (A)	2,415	55,714
Veeco Instruments, Inc. (A)	3,440	65,016
Versum Materials, Inc.	12,304	454,387
Xcerra Corp. (A)	3,997	39,251
Xilinx, Inc.	18,321	1,210,285
Xperi Corp.	3,591	97,855
		65,283,949
Software – 5.4%
8x8, Inc. (A)	6,470	91,551
A10 Networks, Inc. (A)	3,766	24,667
ACI Worldwide, Inc. (A)	21,917	498,831
Activision Blizzard, Inc.	57,918	3,797,104
Adobe Systems, Inc. (A)	41,320	6,411,211
American Software, Inc., Class A	2,186	24,068
ANSYS, Inc. (A)	7,137	919,388
Aspen Technology, Inc. (A)	5,458	345,219
Autodesk, Inc. (A)	16,149	1,848,415
Barracuda Networks, Inc. (A)	1,855	44,910
Blackbaud, Inc.	8,904	751,587
Blackline, Inc. (A)	823	25,406
Bottomline Technologies, Inc. (A)	2,909	88,172
BroadSoft, Inc. (A)	2,227	110,348
CA, Inc.	26,309	872,933
Cadence Design Systems, Inc. (A)	31,656	1,243,764
Callidus Software, Inc. (A)	4,718	121,489
CDK Global, Inc.	16,439	1,060,316
Citrix Systems, Inc. (A)	12,749	997,099
CommVault Systems, Inc. (A)	7,565	461,843
Digimarc Corp. (A)(B)	773	23,886
Ebix, Inc. (B)	1,751	101,033
Electronic Arts, Inc. (A)	25,907	3,147,701
Ellie Mae, Inc. (A)	2,465	204,546
Everbridge, Inc. (A)	1,281	29,681
Exa Corp. (A)	1,197	17,177
Fair Isaac Corp.	5,730	806,555
Fortinet, Inc. (A)	16,915	646,153
Gigamon, Inc. (A)	2,647	113,689
Glu Mobile, Inc. (A)	7,958	28,967
Guidance Software, Inc. (A)	1,975	13,983
HubSpot, Inc. (A)	2,465	180,808
Imperva, Inc. (A)	2,455	109,616
Intuit, Inc.	20,267	2,866,767
Manhattan Associates, Inc. (A)	7,862	330,597
Microsoft Corp.	644,778	48,210,051
MicroStrategy, Inc., Class A (A)	699	90,171
Mitek Systems, Inc. (A)	2,389	24,248
MobileIron, Inc. (A)	4,401	16,724
Model N, Inc. (A)	1,841	24,946
Monotype Imaging Holdings, Inc.	3,059	55,827
Oracle Corp.	250,944	12,630,012
Park City Group, Inc. (A)(B)	1,094	13,784
Paycom Software, Inc. (A)	3,587	$267,626
Paylocity Holding Corp. (A)	1,915	94,103
Pegasystems, Inc.	2,673	153,831
Progress Software Corp.	3,476	116,724
Proofpoint, Inc. (A)	3,133	287,484
PROS Holdings, Inc. (A)	1,946	51,258
PTC, Inc. (A)	13,079	732,424
QAD, Inc., Class A	767	25,848
Qualys, Inc. (A)	2,280	108,300
Rapid7, Inc. (A)	1,604	27,043
RealPage, Inc. (A)	4,284	184,640
Red Hat, Inc. (A)	14,893	1,600,998
RingCentral, Inc., Class A (A)	4,550	192,693
Rosetta Stone, Inc. (A)	1,433	13,184
salesforce.com, Inc. (A)	55,762	5,324,713
Silver Spring Networks, Inc. (A)	3,163	40,044
Symantec Corp.	50,872	1,525,143
Synchronoss Technologies, Inc. (A)	3,157	53,006
Synopsys, Inc. (A)	12,673	1,019,163
Take-Two Interactive Software, Inc. (A)	11,756	1,149,619
Telenav, Inc. (A)	2,608	16,952
The Rubicon Project, Inc. (A)	3,637	13,675
The Ultimate Software Group, Inc. (A)	3,364	675,828
TiVo Corp.	8,545	156,374
Tyler Technologies, Inc. (A)	3,821	660,269
Upland Software, Inc. (A)	570	13,110
Varonis Systems, Inc. (A)	1,399	54,281
VASCO Data Security International, Inc. (A)	2,328	29,216
Verint Systems, Inc. (A)	4,556	180,873
VirnetX Holding Corp. (A)(B)	4,024	16,096
Workiva, Inc. (A)	1,877	37,915
Zendesk, Inc. (A)	7,108	194,759
Zix Corp. (A)	4,316	22,918
		104,465,353
Technology hardware, storage and peripherals – 4.7%
3D Systems Corp. (A)(B)	20,244	254,265
Apple, Inc.	484,508	79,459,312
Avid Technology, Inc. (A)	2,884	12,718
Cray, Inc. (A)	3,018	56,889
Diebold Nixdorf, Inc. (B)	14,104	288,427
Electronics For Imaging, Inc. (A)	3,363	119,588
Hewlett Packard Enterprise Company	155,439	2,807,228
HP, Inc.	156,029	2,977,033
Immersion Corp. (A)(B)	2,406	17,612
Intevac, Inc. (A)	1,657	15,079
NCR Corp. (A)	13,722	501,265
NetApp, Inc.	25,343	979,760
Pure Storage, Inc., Class A (A)	6,852	102,026
Quantum Corp. (A)	2,405	13,252
Seagate Technology PLC	27,742	874,705
Stratasys, Ltd. (A)	3,680	82,358
Super Micro Computer, Inc. (A)	2,857	76,068
USA Technologies, Inc. (A)	3,233	17,620
Western Digital Corp.	27,054	2,388,057
Xerox Corp.	19,864	641,011
		91,684,273
		488,150,462
Materials – 3.5%
Chemicals – 2.3%
A. Schulman, Inc.	2,129	64,722
Advanced Emissions Solutions, Inc. (B)	1,656	17,189
AdvanSix, Inc. (A)	2,171	69,320

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

U.S. Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Chemicals (continued)
AgroFresh Solutions, Inc. (A)(B)	1,819	$12,951
Air Products & Chemicals, Inc.	17,635	2,563,600
Albemarle Corp.	8,941	1,039,481
American Vanguard Corp.	2,183	44,206
Ashland Global Holdings, Inc.	7,046	437,204
Balchem Corp.	2,324	174,207
Cabot Corp.	7,073	372,606
Calgon Carbon Corp.	3,688	44,994
CF Industries Holdings, Inc.	18,430	534,286
Chase Corp.	509	47,592
Codexis, Inc. (A)	3,339	18,531
Core Molding Technologies, Inc.	628	12,918
E.I. du Pont de Nemours & Company	69,979	5,873,337
Eastman Chemical Company	11,869	1,023,108
Ecolab, Inc.	21,065	2,807,965
Ferro Corp. (A)	6,088	117,316
Flotek Industries, Inc. (A)	4,206	21,787
FMC Corp.	10,806	931,693
FutureFuel Corp.	1,886	25,423
GCP Applied Technologies, Inc. (A)	5,222	147,522
Hawkins, Inc.	748	26,666
HB Fuller Company	3,637	182,541
Ingevity Corp. (A)	3,093	194,766
Innophos Holdings, Inc.	1,417	64,700
Innospec, Inc.	1,742	96,681
International Flavors & Fragrances, Inc.	6,354	869,545
Intrepid Potash, Inc. (A)(B)	7,393	27,428
KMG Chemicals, Inc.	674	32,365
Koppers Holdings, Inc. (A)	1,519	59,545
Kraton Corp. (A)	2,167	71,143
Kronos Worldwide, Inc.	1,669	34,932
LyondellBasell Industries NV, Class A	26,729	2,421,380
Minerals Technologies, Inc.	6,542	418,688
Monsanto Company	35,475	4,157,670
NewMarket Corp.	1,047	438,180
Olin Corp.	18,783	605,376
OMNOVA Solutions, Inc. (A)	3,379	29,397
PolyOne Corp.	15,172	548,316
PPG Industries, Inc.	20,817	2,171,629
Praxair, Inc.	23,027	3,028,972
Quaker Chemical Corp.	939	130,728
Rayonier Advanced Materials, Inc.	3,176	43,575
RPM International, Inc.	15,124	740,622
Sensient Technologies Corp.	8,219	593,001
Stepan Company	1,449	112,095
The Chemours Company	20,885	1,024,827
The Dow Chemical Company	90,618	6,039,690
The Mosaic Company	28,967	578,761
The Scotts Miracle-Gro Company	4,991	477,090
The Sherwin-Williams Company	6,531	2,215,772
Trecora Resources (A)	1,488	18,079
Tredegar Corp.	2,004	32,665
Trinseo SA	3,211	214,816
Tronox, Ltd., Class A	4,760	98,484
Valvoline, Inc.	23,153	492,927
		44,695,010
Construction materials – 0.2%
Eagle Materials, Inc.	5,495	534,389
Martin Marietta Materials, Inc.	5,054	1,071,397
Summit Materials, Inc., Class A (A)	7,801	230,442
U.S. Concrete, Inc. (A)(B)	1,110	88,856
United States Lime & Minerals, Inc.	186	14,871
Vulcan Materials Company	10,640	1,290,206
		3,230,161
Containers and packaging – 0.4%
AptarGroup, Inc.	7,068	$590,955
Avery Dennison Corp.	7,120	671,131
Ball Corp.	28,371	1,134,556
Bemis Company, Inc.	10,411	443,613
Greif, Inc., Class A	4,727	285,747
Greif, Inc., Class B	435	27,470
International Paper Company	33,298	1,793,763
Myers Industries, Inc.	1,793	33,708
Owens-Illinois, Inc. (A)	18,421	453,893
Packaging Corp. of America	7,582	852,293
Sealed Air Corp.	15,531	689,266
Silgan Holdings, Inc.	8,491	255,494
Sonoco Products Company	11,252	543,022
UFP Technologies, Inc. (A)	612	16,279
WestRock Company	20,380	1,159,826
		8,951,016
Metals and mining – 0.5%
AK Steel Holding Corp. (A)(B)	23,240	130,144
Allegheny Technologies, Inc. (A)(B)	20,329	423,453
Carpenter Technology Corp.	8,714	353,178
Century Aluminum Company (A)	3,680	71,834
Cleveland-Cliffs, Inc. (A)	21,841	182,591
Coeur Mining, Inc. (A)	13,286	116,253
Commercial Metals Company	21,556	407,193
Compass Minerals International, Inc. (B)	6,295	420,506
Freeport-McMoRan, Inc. (A)	107,837	1,593,831
Gold Resource Corp.	4,126	16,463
Haynes International, Inc.	989	30,214
Hecla Mining Company	28,577	150,887
Kaiser Aluminum Corp.	1,236	119,052
Klondex Mines, Ltd. (A)	12,976	43,729
Materion Corp.	1,475	56,345
Newmont Mining Corp.	43,120	1,653,221
Nucor Corp.	25,729	1,417,925
Olympic Steel, Inc.	754	13,761
Reliance Steel & Aluminum Company	8,252	597,610
Royal Gold, Inc.	7,398	690,085
Schnitzer Steel Industries, Inc., Class A	1,966	52,885
Steel Dynamics, Inc.	27,375	943,069
SunCoke Energy, Inc. (A)	4,806	44,792
TimkenSteel Corp. (A)	2,971	44,060
United States Steel Corp. (B)	19,775	526,213
Warrior Met Coal, Inc.	1,250	34,113
Worthington Industries, Inc.	8,253	412,320
		10,545,727
Paper and forest products – 0.1%
Boise Cascade Company (A)	2,852	85,560
Clearwater Paper Corp. (A)	1,215	56,498
Deltic Timber Corp.	831	64,851
Domtar Corp.	7,086	286,558
KapStone Paper and Packaging Corp.	6,357	142,206
Louisiana-Pacific Corp. (A)	26,985	687,578
Neenah Paper, Inc.	1,214	93,782
PH Glatfelter Company	3,292	57,017
Schweitzer-Mauduit International, Inc.	2,231	84,622
		1,558,672
		68,980,586
Real estate – 3.5%
Equity real estate investment trusts – 3.4%
Acadia Realty Trust	6,146	176,329
Agree Realty Corp.	1,785	89,464
Alexander’s, Inc.	152	63,641

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

U.S. Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Equity real estate investment trusts (continued)
Alexandria Real Estate Equities, Inc.	5,719	$693,772
Altisource Residential Corp.	3,810	46,139
American Assets Trust, Inc.	2,943	119,545
American Campus Communities, Inc.	15,180	722,416
American Tower Corp.	26,637	3,943,608
Apartment Investment & Management Company, Class A	9,789	443,735
Armada Hoffler Properties, Inc.	3,353	44,830
Ashford Hospitality Prime, Inc.	2,339	22,501
Ashford Hospitality Trust, Inc.	6,295	39,092
AvalonBay Communities, Inc.	8,641	1,622,175
Bluerock Residential Growth REIT, Inc.	2,217	22,458
Boston Properties, Inc.	9,702	1,170,061
Camden Property Trust	9,923	887,910
CareTrust REIT, Inc.	5,268	101,620
CatchMark Timber Trust, Inc., Class A	3,174	36,596
CBL & Associates Properties, Inc.	12,470	99,760
Cedar Realty Trust, Inc.	6,653	33,531
Chatham Lodging Trust	2,803	56,845
Chesapeake Lodging Trust	4,355	111,444
City Office REIT, Inc.	2,678	34,252
Clipper Realty, Inc.	1,348	15,044
Community Healthcare Trust, Inc.	1,032	27,410
CoreCivic, Inc.	13,377	358,504
CorEnergy Infrastructure Trust, Inc.	933	30,444
CoreSite Realty Corp.	3,871	459,720
Corporate Office Properties Trust	11,258	375,567
Cousins Properties, Inc.	77,778	727,224
Crown Castle International Corp.	25,144	2,726,615
CyrusOne, Inc.	8,840	557,185
DCT Industrial Trust, Inc.	10,408	607,307
DiamondRock Hospitality Company	14,459	158,904
Digital Realty Trust, Inc.	9,958	1,178,430
Douglas Emmett, Inc.	17,519	682,540
Duke Realty Corp.	22,471	667,838
Easterly Government Properties, Inc.	2,758	55,325
EastGroup Properties, Inc.	2,397	212,997
Education Realty Trust, Inc.	13,612	525,968
EPR Properties	7,254	505,314
Equinix, Inc.	4,876	2,283,967
Equity Residential	23,079	1,549,755
Essex Property Trust, Inc.	4,085	1,086,487
Extra Space Storage, Inc.	7,746	601,322
Farmland Partners, Inc.	2,753	24,392
Federal Realty Investment Trust	4,548	577,278
FelCor Lodging Trust, Inc.	9,550	69,715
First Industrial Realty Trust, Inc.	21,707	672,483
First Potomac Realty Trust	4,403	49,005
Four Corners Property Trust, Inc.	4,245	107,865
Franklin Street Properties Corp.	7,747	77,238
Getty Realty Corp.	1,902	52,419
GGP, Inc.	37,069	769,182
Gladstone Commercial Corp.	1,956	41,858
Global Net Lease, Inc.	4,982	107,910
Government Properties Income Trust	6,955	129,015
Gramercy Property Trust	10,983	334,542
HCP, Inc.	29,490	879,097
Healthcare Realty Trust, Inc.	22,350	743,808
Hersha Hospitality Trust	2,817	52,227
Highwoods Properties, Inc.	11,551	603,309
Hospitality Properties Trust	18,598	508,841
Host Hotels & Resorts, Inc.	46,487	842,344
Independence Realty Trust, Inc.	5,146	52,952
InfraREIT, Inc.	3,116	70,079
Investors Real Estate Trust	9,480	$59,534
Iron Mountain, Inc.	15,353	605,215
iStar, Inc. (A)	5,131	59,571
JBG SMITH Properties (A)	9,751	319,150
Jernigan Capital, Inc.	747	14,522
Kilroy Realty Corp.	11,128	770,391
Kimco Realty Corp.	26,713	524,109
Kite Realty Group Trust	6,127	123,275
Lamar Advertising Company, Class A	9,453	629,192
LaSalle Hotel Properties	21,029	596,803
Lexington Realty Trust	15,866	156,439
Liberty Property Trust	16,667	710,014
Life Storage, Inc.	5,264	387,378
LTC Properties, Inc.	2,807	136,504
Mack-Cali Realty Corp.	16,792	384,369
MedEquities Realty Trust, Inc.	2,401	27,539
Medical Properties Trust, Inc.	41,211	542,337
Mid-America Apartment Communities, Inc.	7,142	760,337
Monmouth Real Estate Investment Corp.	5,032	81,770
Monogram Residential Trust, Inc.	12,317	147,804
National Health Investors, Inc.	2,853	228,754
National Retail Properties, Inc.	16,885	706,300
National Storage Affiliates Trust	3,215	71,759
New Senior Investment Group, Inc.	6,274	57,909
NexPoint Residential Trust, Inc.	1,395	32,504
NorthStar Realty Europe Corp.	4,206	52,281
Omega Healthcare Investors, Inc.	22,283	710,159
One Liberty Properties, Inc.	1,220	29,292
Parkway, Inc.	3,087	70,878
Pebblebrook Hotel Trust	4,995	167,782
Pennsylvania Real Estate Investment Trust	5,268	52,838
Physicians Realty Trust	12,653	236,991
Potlatch Corp.	7,578	362,228
Preferred Apartment Communities, Inc., Class A	2,376	43,219
Prologis, Inc.	33,277	2,108,431
PS Business Parks, Inc.	1,402	189,424
Public Storage	9,380	1,926,089
QTS Realty Trust, Inc., Class A	3,399	184,158
Quality Care Properties, Inc. (A)	17,541	240,663
Ramco-Gershenson Properties Trust	5,882	77,348
Rayonier, Inc.	14,586	423,140
Realty Income Corp.	17,207	990,435
Regency Centers Corp.	9,296	597,919
Retail Opportunity Investments Corp.	7,955	157,827
Rexford Industrial Realty, Inc.	4,836	145,322
RLJ Lodging Trust	8,933	180,268
Ryman Hospitality Properties, Inc.	3,187	189,372
Sabra Health Care REIT, Inc.	29,712	649,215
Saul Centers, Inc.	878	53,207
Select Income REIT	4,661	108,182
Senior Housing Properties Trust	26,895	530,369
Seritage Growth Properties, Class A	1,859	89,344
Simon Property Group, Inc.	19,610	3,075,829
SL Green Realty Corp.	6,467	623,289
STAG Industrial, Inc.	6,524	182,607
Starwood Waypoint Homes	7,313	272,263
Summit Hotel Properties, Inc.	7,449	110,543
Sunstone Hotel Investors, Inc.	15,965	252,247
Tanger Factory Outlet Centers, Inc.	10,921	255,551
Taubman Centers, Inc.	6,872	358,993
Terreno Realty Corp.	3,586	129,993

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

U.S. Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Equity real estate investment
trusts (continued)
The GEO Group, Inc.	23,042	$636,881
The Macerich Company	7,578	399,891
Tier REIT, Inc.	3,541	65,190
UDR, Inc.	16,836	653,574
UMH Properties, Inc.	2,232	35,310
Uniti Group, Inc.	17,878	344,330
Universal Health Realty Income Trust	917	69,426
Urban Edge Properties	18,958	476,794
Urstadt Biddle Properties, Inc., Class A	2,262	46,778
Ventas, Inc.	22,120	1,513,893
Vornado Realty Trust	10,866	809,408
Washington Prime Group, Inc.	34,749	290,154
Washington Real Estate Investment Trust	5,587	183,589
Weingarten Realty Investors	13,373	428,471
Welltower, Inc.	22,966	1,681,571
Weyerhaeuser Company	47,114	1,536,388
Whitestone REIT	2,888	36,216
Xenia Hotels & Resorts, Inc.	7,838	156,446
		66,066,635
Real estate management and
development – 0.1%
Alexander & Baldwin, Inc.	8,667	376,148
Altisource Portfolio Solutions SA (A)(B)	857	19,522
CBRE Group, Inc., Class A (A)	19,172	691,726
Consolidated-Tomoka Land Company	349	19,335
Forestar Group, Inc. (A)	3,076	52,907
HFF, Inc., Class A	2,678	102,112
Jones Lang LaSalle, Inc.	5,127	625,033
Kennedy-Wilson Holdings, Inc.	6,151	118,714
Marcus & Millichap, Inc. (A)	1,204	31,701
RE/MAX Holdings, Inc., Class A	1,287	78,829
Tejon Ranch Company (A)	1,229	24,555
The RMR Group, Inc., Class A	504	26,032
The St. Joe Company (A)	3,618	68,199
		2,234,813
		68,301,448
Telecommunication services – 1.8%
Diversified telecommunication services – 1.8%
AT&T, Inc.	454,152	17,012,534
ATN International, Inc.	788	47,729
CenturyLink, Inc. (B)	40,014	789,076
Cincinnati Bell, Inc. (A)	3,086	64,960
Cogent Communications Holdings, Inc.	3,008	140,173
Consolidated Communications
Holdings, Inc. (B)	4,776	88,117
Frontier Communications Corp. (B)	14,670	197,605
General Communication, Inc.,
Class A (A)	1,946	83,931
Globalstar, Inc. (A)(B)	33,024	63,406
Hawaiian Telcom Holdco, Inc. (A)	514	15,636
IDT Corp., Class B	1,306	19,211
Intelsat SA (A)	3,041	11,738
Iridium Communications, Inc. (A)(B)	6,237	69,231
Level 3 Communications, Inc. (A)	21,702	1,181,240
Lumos Networks Corp. (A)	1,714	30,818
ORBCOMM, Inc. (A)	4,993	55,223
pdvWireless, Inc. (A)(B)	778	22,757
Straight Path Communications, Inc.,
Class B (A)	626	111,747
Verizon Communications, Inc.	301,419	14,459,069
Vonage Holdings Corp. (A)	14,603	121,205
Windstream Holdings, Inc. (B)	14,517	$30,050
		34,615,456
Wireless telecommunication services – 0.0%
Boingo Wireless, Inc. (A)	2,773	57,096
Shenandoah
Telecommunications Company	3,446	124,228
Spok Holdings, Inc.	1,700	28,475
Telephone & Data Systems, Inc.	10,620	311,272
		521,071
		35,136,527
Utilities – 3.7%
Electric utilities – 2.1%
ALLETE, Inc.	3,706	286,585
Alliant Energy Corp.	18,697	799,110
American Electric Power Company, Inc.	39,869	2,935,554
Duke Energy Corp.	56,683	4,948,426
Edison International	26,489	2,123,888
El Paso Electric Company	2,981	165,595
Entergy Corp.	14,361	1,136,960
Eversource Energy	25,832	1,627,416
Exelon Corp.	75,101	2,844,075
FirstEnergy Corp.	36,131	1,177,148
Great Plains Energy, Inc.	24,411	749,174
Hawaiian Electric Industries, Inc.	12,313	411,500
IDACORP, Inc.	9,368	833,565
MGE Energy, Inc.	2,468	156,965
NextEra Energy, Inc.	38,018	5,722,089
OGE Energy Corp.	22,610	807,629
Otter Tail Corp.	2,816	117,709
PG&E Corp.	41,560	2,924,993
Pinnacle West Capital Corp.	9,051	814,318
PNM Resources, Inc.	14,825	628,580
Portland General Electric Company	6,478	307,770
PPL Corp.	55,321	2,170,796
Spark Energy, Inc., Class A	941	14,915
The Southern Company	80,650	3,892,169
Westar Energy, Inc.	16,082	825,167
Xcel Energy, Inc.	41,156	2,037,222
		40,459,318
Gas utilities – 0.3%
Atmos Energy Corp.	11,921	1,049,525
Chesapeake Utilities Corp.	1,163	92,400
Delta Natural Gas Company, Inc.	558	17,097
National Fuel Gas Company	9,671	560,725
New Jersey Resources Corp.	16,007	698,706
Northwest Natural Gas Company	2,071	137,307
ONE Gas, Inc.	9,659	726,743
RGC Resources, Inc.	603	16,613
South Jersey Industries, Inc.	5,837	209,432
Southwest Gas Holdings, Inc.	8,834	702,480
Spire, Inc.	3,386	259,029
UGI Corp.	19,601	968,485
WGL Holdings, Inc.	9,478	798,616
		6,237,158
Independent power and renewable
electricity producers – 0.1%
AES Corp.	53,463	590,232
Atlantic Power Corp. (A)	10,133	24,826
Dynegy, Inc. (A)	8,265	77,856
NRG Energy, Inc.	25,638	638,643
NRG Yield, Inc., Class A	2,899	52,733

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

U.S. Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Independent power and renewable
electricity producers (continued)
NRG Yield, Inc., Class C	4,421	$81,789
Ormat Technologies, Inc.	2,904	166,806
Pattern Energy Group, Inc.	5,252	131,930
TerraForm Global, Inc., Class A (A)	6,910	34,896
TerraForm Power, Inc., Class A (A)	5,990	83,620
		1,883,331
Multi-utilities – 1.1%
Ameren Corp.	19,684	1,180,843
Avista Corp.	4,721	242,659
Black Hills Corp.	9,941	699,648
CenterPoint Energy, Inc.	34,999	1,036,670
CMS Energy Corp.	22,678	1,100,790
Consolidated Edison, Inc.	24,687	2,080,373
Dominion Energy, Inc.	50,988	4,016,325
DTE Energy Company	14,551	1,634,368
MDU Resources Group, Inc.	22,112	597,908
NiSource, Inc.	26,478	711,464
NorthWestern Corp.	8,999	542,820
Public Service Enterprise Group, Inc.	41,024	1,921,564
SCANA Corp.	11,577	699,019
Sempra Energy	20,371	2,402,352
Unitil Corp.	1,064	53,051
Vectren Corp.	9,392	616,209
WEC Energy Group, Inc.	25,679	1,674,784
		21,210,847
Water utilities – 0.1%
American States Water Company	2,667	131,483
American Water Works Company, Inc.	14,602	1,181,302
Aqua America, Inc.	20,108	671,607
AquaVenture Holdings, Ltd. (A)(B)	1,023	15,509
Artesian Resources Corp., Class A	684	25,370
Cadiz, Inc. (A)(B)	1,897	23,143
California Water Service Group	3,538	132,498
Connecticut Water Service, Inc.	854	46,321
Consolidated Water Company, Ltd.	1,542	18,427
Global Water Resources, Inc. (B)	1,303	12,483
Middlesex Water Company	1,222	46,412
SJW Group	1,242	68,931
The York Water Company	1,030	33,887
		2,407,373
		72,198,027
TOTAL COMMON STOCKS (Cost $1,679,037,761)		$1,883,170,861
SECURITIES LENDING
COLLATERAL – 1.1%
John Hancock Collateral Trust,
1.2169% (D)(E)	2,195,373	$21,965,802
TOTAL SECURITIES LENDING COLLATERAL (Cost
$21,966,874)		$21,965,802
SHORT-TERM INVESTMENTS – 6.4%
U.S. Government Agency – 1.5%
Federal Home Loan Bank Discount Note
1.000% 09/15/2017 *	$30,000,000	29,988,333
Repurchase agreement – 4.9%
Repurchase Agreement with State Street
Corp. dated 8-31-17 at 0.340% to be
repurchased at $94,940,897 on 9-1-17,
collateralized by $102,025,000
U.S. Treasury Bonds, 2.250% -
3.000% due 8-15-46 to 2-15-47
(valued at $96,843,673,
including interest)	94,940,000	94,940,000
TOTAL SHORT-TERM INVESTMENTS (Cost $124,928,333)		$124,928,333
Total Investments (U.S. Strategic Equity Allocation Fund)
(Cost $1,825,932,968) – 103.8%		$2,030,064,996
Other assets and liabilities, net – (3.8%)		(74,866,513)
TOTAL NET ASSETS – 100.0%		$1,955,198,483

Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	A portion of this security is on loan as of 8-31-17.
(C)	Security is valued using significant unobservable inputs.
(D)	The rate shown is the annualized seven-day yield as of 8-31-17.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES

FUTURES

						Unrealized
	Number of		Expiration	Notional	Notional	appreciation
Open contracts	contracts	Position	date	basis*	value*	(depreciation)
Russell 2000 Mini Index Futures	94	Long	Sep 2017	$6,411,082	$6,600,680	$189,598
S&P 500 Index E-Mini Futures	455	Long	Sep 2017	55,616,635	56,194,775	578,140
S&P Mid 400 Index E-Mini Futures	55	Long	Sep 2017	9,358,046	9,517,200	159,154
						$926,892

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.

John Hancock Funds II

Portfolio of Investments — August 31, 2017 (showing percentage of total net assets)

The following funds had the following country composition as a percentage of net assets, unless otherwise indicated, on 8-31-17:

Capital Appreciation Fund
United States	89.1%
China	7.8%
Spain	1.6%
Germany	1.5%
Total	100.0%

High Yield Fund
United States	80.1%
United Kingdom	4.6%
Canada	4.3%
Luxembourg	2.2%
France	1.6%
Cayman Islands	1.5%
Netherlands	1.1%
Other countries	4.6%
Total	100.0%

Investment Quality Bond Fund (as a percentage of total investments)
United States	84.5%
Cayman Islands	9.4%
United Kingdom	1.0%
Other countries	5.1%
Total	100.0%

Mid Value Fund
United States	89.5%
Ireland	2.8%
Canada	2.6%
Bermuda	1.9%
Denmark	1.4%
Other countries	1.8%
Total	100.0%
Science & Technology Fund
United States	83.2%
China	4.8%
United Kingdom	2.9%
South Korea	1.9%
Switzerland	1.8%
Bermuda	1.5%
Ireland	1.3%
Other countries	2.6%
Total	100.0%

Strategic Equity Allocation Fund
United States	59.3%
Japan	6.8%
Germany	3.6%
France	3.4%
Canada	3.1%
Switzerland	2.9%
United Kingdom	2.2%
China	2.0%
South Korea	1.8%
Australia	1.7%
Other countries	13.2%
Total	100.0%

Total Return Fund (as a percentage of total investments)
United States	69.7%
Japan	8.4%
Cayman Islands	5.5%
Denmark	5.3%
Brazil	3.0%
United Kingdom	2.9%
Canada	1.2%
Other countries	4.0%
Total	100.0%

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Statements of assets and liabilities — August 31, 2017

Assets	Asia Pacific Total Return Bond Fund	Capital Appreciation Fund	Capital Appreciation Value Fund	Core Bond Fund
Unaffiliated investments, at value	$374,857,308	$1,807,257,755	$1,876,465,285	$2,014,532,292
Affiliated investments, at value	—	28,235,800	11,435,581	734,380
Cash	25,258	—	—	—
Foreign currency, at value	212,990	40	1,072	—
Cash held at broker for futures contracts	2,352,597	—	—	—
Receivable for investments sold	—	5,621,730	17,110,990	12,385,639
Receivable for delayed delivery securities sold	—	—	—	198,855,871
Unrealized appreciation on forward foreign currency contracts	163,551	—	—	—
Receivable for fund shares sold	—	49,892	153,250	13,054,602
Dividends and interest receivable	5,059,831	1,746,723	5,756,236	7,545,752
Receivable for securities lending income	—	6,912	1,216	2,799
Other assets	1,330	7,153	7,323	7,260
Total assets	382,672,865	1,842,926,005	1,910,930,953	2,247,118,595

Liabilities
Payable for investments purchased	—	1,646,910	5,248,377	16,090,932
Payable for delayed delivery securities purchased	—	—	—	425,152,015
Unrealized depreciation on forward foreign currency contracts	156,192	—	—	—
Payable for fund shares repurchased	240,891	8,466,740	1,727,139	134,615
Payable upon return of securities loaned	—	28,236,755	11,436,054	734,409
Written options, at value	—	—	11,962,064	—
Payable for futures variation margin	135,781	—	—	—
Payable to affiliates
Accounting and legal services fees	9,382	43,862	45,895	42,495
Trustees’ fees	175	585	689	510
Other liabilities and accrued expenses	52,073	81,956	95,545	73,095
Total liabilities	594,494	38,476,808	30,515,763	442,228,071
Net assets	$382,078,371	$1,804,449,197	$1,880,415,190	$1,804,890,524

Net assets consist of
Paid-in capital	$390,926,394	$581,153,959	$1,446,004,946	$1,793,822,086
Undistributed net investment income (loss)	3,187,564	1,722,854	15,938,866	9,599,220
Accumulated undistributed net realized gain (loss) on investments	(13,613,398)	276,362,230	139,478,747	(16,630,728)
Net unrealized appreciation (depreciation) on investments	1,577,811	945,210,154	278,992,631	18,099,946
Net assets	$382,078,371	$1,804,449,197	$1,880,415,190	$1,804,890,524
Unaffiliated investments, including repurchase agreements, at cost	$373,006,047	$862,050,444	$1,591,155,300	$1,996,432,331
Affiliated investments, at cost	—	$28,237,009	$11,436,037	$734,409
Foreign currency, at cost	$212,974	$40	$1,073	—
Premiums received on written options	—	—	$5,653,838	—
Securities loaned, unaffiliated investments, at value	—	$27,682,602	$11,163,192	$703,380

Net asset value per share
The funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class 1
Net assets	—	$582,098,037	—	$189,749,086
Shares outstanding	—	31,361,389	—	14,432,649
Net asset value, offering price and redemption price per share	—	$18.56	—	$13.15

Class NAV
Net assets	$382,078,371	$1,222,351,160	$1,880,415,190	$1,615,141,438
Shares outstanding	38,984,492	65,715,783	153,416,269	123,029,295
Net asset value, offering price and redemption price per share	$9.80	$18.60	$12.26	$13.13

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Statements of assets and liabilities — August 31, 2017

Assets	Fundamental Global Franchise Fund	Global Bond Fund	Global Real Estate Fund	Health Sciences Fund
Unaffiliated investments, at value	$538,821,195	$386,523,130	$239,286,401	$323,889,506
Affiliated investments, at value	—	—	3,860,552	—
Repurchase agreements, at value	—	1,260,000	—	—
Cash	—	2,404,109	464,623	—
Foreign currency, at value	7	2,175,114	203,133	—
Cash held at broker for futures contracts	—	1,556,398	—	—
Receivable for investments sold	22,583,762	2,051,617	2,284,781	2,384,918
Receivable for delayed delivery securities sold	—	56,799,469	—	—
Unrealized appreciation on forward foreign currency contracts	—	4,194,690	—	—
Receivable for fund shares sold	7,032	28,932	—	—
Dividends and interest receivable	1,425,675	2,303,455	316,728	172,737
Receivable for securities lending income	—	—	1,239	—
Swap contracts, at value	—	2,572,189	—	—
Receivable for futures variation margin	—	49,983	—	—
Receivable for centrally cleared swaps	—	4,719,237	—	—
Other assets	63,240	54,300	701	406,044
Total assets	562,900,911	466,692,623	246,418,158	326,853,205

Liabilities
Payable for collateral on OTC derivatives	—	1,980,000	—	—
Payable for investments purchased	6,461,782	6,720,152	2,631,899	3,523,266
Payable for delayed delivery securities purchased	—	98,836,781	—	—
Unrealized depreciation on forward foreign currency contracts	—	8,125,623	—	—
Payable for open reverse repurchase agreements	—	40,091,454	—	—
Payable for fund shares repurchased	3,047,769	519,282	240,680	2,902,443
Payable upon return of securities loaned	—	—	3,860,751	—
Written options, at value	—	93,476	—	—
Payable for sale commitments outstanding, at value	—	322,706	—	—
Payable for interest on securities sold short	—	1,955	—	—
Swap contracts, at value	—	265,108	—	—
Payable to affiliates
Accounting and legal services fees	13,743	7,871	5,788	5,432
Transfer agent fees	441	—	—	—
Trustees’ fees	222	221	127	187
Other liabilities and accrued expenses	53,439	51,109	43,745	36,921
Total liabilities	9,577,396	157,015,738	6,782,990	6,468,249
Net assets	$553,323,515	$309,676,885	$239,635,168	$320,384,956

Net assets consist of
Paid-in capital	$387,105,789	$313,487,247	$335,346,834	$256,158,333
Undistributed net investment income (loss)	3,637,267	809,364	(3,083,182)	(101,564)
Accumulated undistributed net realized gain (loss) on investments	40,086,298	(7,744,573)	(122,869,662)	45,539,147
Net unrealized appreciation (depreciation) on investments	122,494,161	3,124,847	30,241,178	18,789,040
Net assets	$553,323,515	$309,676,885	$239,635,168	$320,384,956
Unaffiliated investments, including repurchase agreements, at cost	$416,372,762	$379,389,645	$209,047,127	$305,077,410
Affiliated investments, at cost	—	—	$3,860,463	—
Foreign currency, at cost	$7	$2,180,156	$203,299	—
Proceeds received on sale commitments outstanding	—	$321,589	—	—
Premiums received on written options	—	$243,722	—	—
Net unamortized upfront payment on swaps	—	($277,305)	—	—
Securities loaned, unaffiliated investments, at value	—	—	$3,704,145	—

Net asset value per share
The funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class A1
Net assets	$891,627	—	—	—
Shares outstanding	62,727	—	—	—
Net asset value and redemption price per share	$14.21	—	—	—

Class I
Net assets	$4,151,509	—	—	—
Shares outstanding	290,690	—	—	—
Net asset value, offering price and redemption price per share	$14.28	—	—	—

Class R6
Net assets	$58,222	—	—	—
Shares outstanding	4,073	—	—	—
Net asset value, offering price and redemption price per share	$14.29	—	—	—

Class 1
Net assets	—	$59,414,484	—	—
Shares outstanding	—	4,628,921	—	—
Net asset value, offering price and redemption price per share	—	$12.84	—	—

Class NAV
Net assets	$548,222,157	$250,262,401	$239,635,168	$320,384,956
Shares outstanding	38,362,135	19,514,239	24,718,006	63,934,378
Net asset value, offering price and redemption price per share	$14.29	$12.82	$9.69	$5.01

Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$14.96	—	—	—

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Statements of assets and liabilities — August 31, 2017

Assets	High Yield Fund	International Growth Stock Fund	International Small Cap Fund	International Strategic Equity Allocation Fund
Unaffiliated investments, at value	$476,446,161	$792,767,771	$611,274,272	$2,038,462,829
Affiliated investments, at value	13,875,443	—	34,976,780	38,516,467
Cash	4,940	—	5,541,494	540,485
Foreign currency, at value	396,675	2,226,608	114,122	1,176,925
Cash held at broker for futures contracts	76,478	—	—	3,909,495
Cash segregated at custodian for OTC derivative contracts	1,757	—	—	—
Receivable for investments sold	2,519,825	39,617,721	555,284	—
Unrealized appreciation on forward foreign currency contracts	215,082	—	—	—
Receivable for fund shares sold	81,828	—	—	—
Dividends and interest receivable	7,543,855	2,365,347	1,299,596	4,733,332
Receivable for securities lending income	14,220	—	69,201	37,385
Receivable for futures variation margin	5,445	—	—	347,942
Other assets	1,644	4,660	1,489	22,972
Total assets	501,183,353	836,982,107	653,832,238	2,087,747,832

Liabilities
Payable for investments purchased	1,492,458	12,981,888	525,976	716
Unrealized depreciation on forward foreign currency contracts	84,563	—	—	—
Payable for fund shares repurchased	106,404	3,168,080	512,415	142,375
Payable upon return of securities loaned	13,877,860	—	34,976,617	38,524,499
Payable to affiliates
Accounting and legal services fees	11,832	21,986	14,884	49,821
Trustees’ fees	228	312	235	534
Other liabilities and accrued expenses	40,859	90,336	102,291	240,404
Total liabilities	15,614,204	16,262,602	36,132,418	38,958,349
Net assets	$485,569,149	$820,719,505	$617,699,820	$2,048,789,483

Net assets consist of
Paid-in capital	$802,136,669	$640,970,992	$466,296,558	$1,707,635,705
Undistributed net investment income (loss)	5,578,004	7,786,411	5,972,018	33,710,252
Accumulated undistributed net realized gain (loss) on investments	(306,603,498)	(21,780,748)	(25,818,034)	33,649,862
Net unrealized appreciation (depreciation) on investments	(15,542,026)	193,742,850	171,249,278	273,793,664
Net assets	$485,569,149	$820,719,505	$617,699,820	$2,048,789,483
Unaffiliated investments, including repurchase agreements, at cost	$492,146,594	$599,055,830	$440,084,664	$1,766,060,291
Affiliated investments, at cost	$13,877,249	—	$34,973,760	$38,515,649
Foreign currency, at cost	$400,343	$2,238,535	$113,359	$1,171,588
Securities loaned, unaffiliated investments, at value	$13,308,368	—	$33,507,112	$36,627,190

Net asset value per share
The funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class 1
Net assets	$338,600,304	—	$87,606,577	—
Shares outstanding	40,789,665	—	4,122,798	—
Net asset value, offering price and redemption price per share	$8.30	—	$21.25	—

Class NAV
Net assets	$146,968,845	$820,719,505	$530,093,243	$2,048,789,483
Shares outstanding	17,908,520	59,340,851	24,949,161	173,876,809
Net asset value, offering price and redemption price per share	$8.21	$13.83	$21.25	$11.78

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Statements of assets and liabilities — August 31, 2017

Assets	International Value Fund	Investment Quality Bond Fund	Mid Cap Stock Fund	Mid Value Fund
Unaffiliated investments, at value	$1,127,358,316	$95,871,685	$1,615,352,125	$1,222,895,681
Affiliated investments, at value	7,572,390	118,683	88,831,029	38,792,550
Repurchase agreements, at value	—	2,900,000	12,900,000	—
Cash	85,898,713	75,621	16,894	—
Foreign currency, at value	3,561,935	336	—	24,744
Cash at broker for sale commitments	—	45,000	—	—
Receivable for investments sold	15,056,799	2,127,215	—	4,265,322
Receivable for delayed delivery securities sold	—	4,575,940	—	—
Unrealized appreciation on forward foreign currency contracts	—	19,718	—	—
Receivable for fund shares sold	60,422	—	12,209	37,864
Dividends and interest receivable	4,707,848	428,200	834,445	1,911,109
Receivable for securities lending income	82,848	116	16,803	8,078
Receivable for futures variation margin	—	19,189	—	—
Receivable for centrally cleared swaps	—	3,966	—	—
Other assets	6,003	560	1,918,591	3,603
Total assets	1,244,305,274	106,186,229	1,719,882,096	1,267,938,951

Liabilities
Payable for investments purchased	54,886	498,746	11,728,052	4,178,046
Payable for delayed delivery securities purchased	—	27,634,152	—	—
Unrealized depreciation on forward foreign currency contracts	—	49,876	—	—
Payable for fund shares repurchased	43,190,248	28,681	8,811,041	380,939
Payable upon return of securities loaned	7,562,585	118,686	88,849,792	38,807,730
Swap contracts, at value	—	586,180	—	—
Payable to affiliates
Accounting and legal services fees	35,497	1,708	38,268	25,476
Trustees’ fees	488	1,017	1,574	378
Other liabilities and accrued expenses	162,177	25,157	87,617	50,347
Total liabilities	51,005,881	28,944,203	109,516,344	43,442,916
Net assets	$1,193,299,393	$77,242,026	$1,610,365,752	$1,224,496,035

Net assets consist of
Paid-in capital	$1,143,513,318	$82,819,156	$1,157,580,359	$995,621,354
Undistributed net investment income (loss)	22,422,210	573,710	(428,032)	4,442,452
Accumulated undistributed net realized gain (loss) on investments	(151,976,385)	(6,601,567)	125,777,162	48,379,169
Net unrealized appreciation (depreciation) on investments	179,340,250	450,727	327,436,263	176,053,060
Net assets	$1,193,299,393	$77,242,026	$1,610,365,752	$1,224,496,035
Unaffiliated investments, including repurchase agreements, at cost	$948,087,050	$97,706,948	$1,301,297,458	$1,046,845,708
Affiliated investments, at cost	$7,571,984	$118,686	$88,828,876	$38,793,260
Foreign currency, at cost	$3,562,476	$303	—	$24,760
Net unamortized upfront payment on swaps	—	($7,924)	—	—
Securities loaned, unaffiliated investments, at value	$7,186,601	$114,657	$86,962,747	$38,006,946

Net asset value per share
The funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class 1
Net assets	$205,868,533	$77,242,026	$365,457,397	—
Shares outstanding	12,240,883	6,271,948	16,504,374	—
Net asset value, offering price and redemption price per share	$16.82	$12.32	$22.14	—

Class NAV
Net assets	$987,430,860	—	$1,244,908,355	$1,224,496,035
Shares outstanding	58,869,855	—	55,751,425	76,551,564
Net asset value, offering price and redemption price per share	$16.77	—	$22.33	$16.00

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Statements of assets and liabilities — August 31, 2017

Assets	Multi-Index Lifestyle Aggressive Portfolio	Multi-Index Lifestyle Balanced Portfolio	Multi-Index Lifestyle Conservative Portfolio	Multi-Index Lifestyle Growth Portfolio
Investments in unaffiliated funds, at value	$80,826,293	$432,574,423	$114,347,539	$286,619,091
Investments in affiliated funds, at value	164,405,226	285,449,420	15,957,160	324,742,174
Cash	3	—	—	—
Receivable for investments sold	—	1,193,430	—	—
Receivable for fund shares sold	503,917	852,578	180,070	600,549
Dividends and interest receivable	397	1,595	512	1,247
Receivable due from advisor	2,330	—	3,411	—
Other assets	2,573	5,615	1,877	5,113
Total assets	245,740,739	720,077,061	130,490,569	611,968,174

Liabilities
Due to custodian	—	273,540	—	—
Payable for investments purchased	488,874	924,032	312,501	351,210
Payable to affiliates
Accounting and legal services fees	5,846	17,309	3,155	14,711
Transfer agent fees	2	1	3	8
Trustees’ fees	140	227	129	215
Other liabilities and accrued expenses	21,829	22,899	21,575	22,657
Total liabilities	516,691	1,238,008	337,363	388,801
Net assets	$245,224,048	$718,839,053	$130,153,206	$611,579,373

Net assets consist of
Paid-in capital	$219,874,101	$669,618,374	$125,678,723	$558,173,195
Undistributed net investment income (loss)	200,100	973,358	366,604	1,896,882
Accumulated undistributed net realized gain (loss) on investments	7,160,285	13,077,044	429,662	15,611,243
Net unrealized appreciation (depreciation) on investments	17,989,562	35,170,277	3,678,217	35,898,053
Net assets	$245,224,048	$718,839,053	$130,153,206	$611,579,373
Investments in unaffiliated funds, at cost	$73,648,247	$417,416,664	$112,122,703	$271,616,046
Investments in affiliated funds, at cost	$153,593,710	$265,436,902	$14,503,779	$303,847,166

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class R6
Net assets	$175,522	$123,509	$290,724	$829,233
Shares outstanding	14,258	10,757	27,052	68,979
Net asset value, offering price and redemption price per share	$12.31	$11.48	$10.75	$12.02

Class 1
Net assets	$245,048,526	$718,715,544	$129,862,482	$610,750,140
Shares outstanding	19,912,663	62,601,185	12,086,047	50,852,158
Net asset value, offering price and redemption price per share	$12.31	$11.48	$10.74	$12.01

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Statements of assets and liabilities — August 31, 2017

Assets	Multi-Index Lifestyle Moderate Portfolio	Real Estate Equity Fund	Real Estate Securities Fund	Real Return Bond Fund
Unaffiliated investments, at value	$146,294,274	$221,705,059	$502,411,064	$1,517,676,985
Affiliated investments, at value	52,161,029	—	5,585,680	—
Cash	—	—	—	1,966,573
Foreign currency, at value	—	—	—	1,180,987
Cash held at broker for futures contracts	—	—	—	1,689,274
Receivable for investments sold	26,833	677,430	10,000,133	3,703,923
Receivable for delayed delivery securities sold	—	—	—	55,657,564
Unrealized appreciation on forward foreign currency contracts	—	—	—	753,700
Receivable for fund shares sold	251,075	11,055	—	258,816
Dividends and interest receivable	729	122,413	353,142	2,774,758
Receivable for securities lending income	—	—	1,376	—
Swap contracts, at value	—	—	—	142,795
Receivable for centrally cleared swaps	—	—	—	3,621,083
Receivable due from advisor	2,486	—	—	—
Other assets	2,417	1,012	1,911	5,601
Total assets	198,738,843	222,516,969	518,353,306	1,589,432,059

Liabilities
Due to custodian	—	—	846,528	—
Payable for collateral on OTC derivatives	—	—	—	822,000
Payable for investments purchased	169,678	—	8,371,345	2,271,722
Payable for delayed delivery securities purchased	—	—	—	61,670,156
Unrealized depreciation on forward foreign currency contracts	—	—	—	1,526,993
Payable for sale-buybacks	—	—	—	293,458,984
Payable for fund shares repurchased	—	124,832	1,344,066	1,548,414
Payable upon return of securities loaned	—	—	5,586,156	—
Written options, at value	—	—	—	360,522
Swap contracts, at value	—	—	—	363,400
Payable for futures variation margin	—	—	—	295,607
Payable to affiliates
Accounting and legal services fees	4,775	5,327	12,140	29,699
Transfer agent fees	6	—	—	—
Trustees’ fees	143	163	248	382
Other liabilities and accrued expenses	21,720	28,909	38,098	69,757
Total liabilities	196,322	159,231	16,198,581	362,417,636
Net assets	$198,542,521	$222,357,738	$502,154,725	$1,227,014,423

Net assets consist of
Paid-in capital	$189,442,424	$132,475,244	$423,236,236	$1,256,193,665
Undistributed net investment income (loss)	427,942	—	—	7,589,695
Accumulated undistributed net realized gain (loss) on investments	1,639,407	(22,502,950)	17,921,384	(37,271,444)
Net unrealized appreciation (depreciation) on investments	7,032,748	112,385,444	60,997,105	502,507
Net assets	$198,542,521	$222,357,738	$502,154,725	$1,227,014,423
Unaffiliated investments, including repurchase agreements, at cost	$142,814,202	$109,319,615	$441,413,731	$1,517,756,982
Affiliated investments, at cost	$48,608,353	—	$5,585,908	—
Foreign currency, at cost	—	—	—	$1,154,919
Premiums received on written options	—	—	—	$846,331
Net unamortized upfront payment on swaps	—	—	—	($679,405)
Securities loaned, unaffiliated investments, at value	—	—	$5,445,764	—

Net asset value per share
The funds have an unlimited number of shares authorized with no par value, with the exception of Multi-Index Moderate Portfolio, which has an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class R6
Net assets	$583,687	—	—	—
Shares outstanding	52,693	—	—	—
Net asset value, offering price and redemption price per share	$11.08	—	—	—

Class 1
Net assets	$197,958,834	—	$502,154,725	$78,572,246
Shares outstanding	17,876,369	—	38,275,525	6,941,815
Net asset value, offering price and redemption price per share	$11.07	—	$13.12	$11.32

Class NAV
Net assets	—	$222,357,738	—	$1,148,442,177
Shares outstanding	—	21,617,468	—	102,728,557
Net asset value, offering price and redemption price per share	—	$10.29	—	$11.18

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Statements of assets and liabilities — August 31, 2017

Assets	Science & Technology Fund	Short Term Government Income Fund	Small Cap Growth Fund	Small Company Growth Fund
Unaffiliated investments, at value	$340,067,174	$274,742,146	$232,919,760	$240,775,612
Affiliated investments, at value	7,675,318	—	23,107,768	16,664,204
Repurchase agreements, at value	8,398,000	5,301,000	10,900,000	—
Cash	270	517	53,204	—
Foreign currency, at value	1,118,030	—	—	—
Receivable for investments sold	9,753,759	—	2,285,791	978,371
Receivable for fund shares sold	6,669	12,017	13,760	8,229
Dividends and interest receivable	334,504	1,086,276	79,203	320,846
Receivable for securities lending income	8,680	—	2,507	4,114
Other assets	727	506	129,220	1,143
Total assets	367,363,131	281,142,462	269,491,213	258,752,519

Liabilities
Payable for investments purchased	2,762,881	—	7,672,712	12,066,297
Payable for delayed delivery securities purchased	—	5,668,022	—	—
Payable for fund shares repurchased	1,536,053	64,008	671,072	645,103
Payable upon return of securities loaned	7,678,645	—	23,114,913	16,669,912
Payable to affiliates
Accounting and legal services fees	9,558	6,816	5,122	4,994
Trustees’ fees	312	202	165	152
Other liabilities and accrued expenses	37,035	25,975	23,874	23,576
Total liabilities	12,024,484	5,765,023	31,487,858	29,410,034
Net assets	$355,338,647	$275,377,439	$238,003,355	$229,342,485

Net assets consist of
Paid-in capital	$117,476,029	$287,368,289	$194,043,080	$154,771,245
Undistributed net investment income (loss)	—	965,530	(896,974)	—
Accumulated undistributed net realized gain (loss) on investments	161,250,424	(12,488,706)	1,448,067	12,839,130
Net unrealized appreciation (depreciation) on investments	76,612,194	(467,674)	43,409,182	61,732,110
Net assets	$355,338,647	$275,377,439	$238,003,355	$229,342,485
Unaffiliated investments, including repurchase agreements, at cost	$271,893,045	$280,510,820	$200,470,392	$179,042,920
Affiliated investments, at cost	$7,675,653	—	$23,107,952	$16,664,786
Foreign currency, at cost	$1,076,343	—	—	—
Securities loaned, unaffiliated investments, at value	$7,509,432	—	$22,628,403	$16,322,392

Net asset value per share
The funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class NAV
Net assets	$355,338,647	$275,377,439	$238,003,355	$229,342,485
Shares outstanding	25,658,371	28,943,706	25,345,645	11,293,698
Net asset value, offering price and redemption price per share	$13.85	$9.51	$9.39	$20.31

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Statements of assets and liabilities — August 31, 2017

Assets	Small Company Value Fund	Strategic Equity Allocation Fund	Total Return Fund	U.S. High Yield Bond Fund
Unaffiliated investments, at value	$255,910,719	$7,495,774,216	$3,253,193,513	$291,998,963
Affiliated investments, at value	8,413,348	79,154,088	—	6,473,213
Repurchase agreements, at value	—	106,290,000	38,683,000	—
Cash	—	112,034	879	—
Foreign currency, at value	—	15,385,262	2,521,327	—
Cash held at broker for futures contracts	—	19,059,933	763,482	—
Receivable for investments sold	36,202	82,363,482	—	15,390
Receivable for delayed delivery securities sold	—	—	738,853,386	—
Unrealized appreciation on forward foreign currency contracts	—	—	6,747,006	—
Receivable for fund shares sold	6,583	826,123	23,834,263	28,040
Dividends and interest receivable	228,173	17,777,486	10,985,265	4,525,699
Receivable for securities lending income	4,327	106,951	—	10,192
Swap contracts, at value	—	—	7,748	—
Receivable for futures variation margin	—	1,811,553	520,447	—
Receivable for centrally cleared swaps	—	—	2,339,106	—
Other assets	899	35,861	8,601	993
Total assets	264,600,251	7,818,696,989	4,078,458,023	303,052,490

Liabilities
Payable for collateral on OTC derivatives	—	—	8,607,000	—
Payable for investments purchased	4,140,637	82,583,624	309,127	—
Payable for delayed delivery securities purchased	—	—	1,651,405,146	—
Unrealized depreciation on forward foreign currency contracts	—	—	23,725,063	—
Payable for fund shares repurchased	284,565	19,855,225	—	375,103
Payable upon return of securities loaned	8,410,660	79,174,421	—	6,473,540
Payable for open reverse repurchase agreements	—	—	78,554,306	—
Written options, at value	—	—	547,771	—
Swap contracts, at value	—	—	56,276	—
Payable to affiliates
Accounting and legal services fees	5,687	182,916	53,876	7,323
Trustees’ fees	156	2,122	664	184
Other liabilities and accrued expenses	24,566	453,777	134,268	27,882
Total liabilities	12,866,271	182,252,085	1,763,393,497	6,884,032
Net assets	$251,733,980	$7,636,444,904	$2,315,064,526	$296,168,458

Net assets consist of
Paid-in capital	$134,639,801	$5,939,078,423	$2,306,591,805	$305,631,411
Undistributed net investment income (loss)	254,627	88,020,280	19,728,282	3,074,544
Accumulated undistributed net realized gain (loss) on investments	23,491,501	492,374,962	(39,223,531)	(18,778,248)
Net unrealized appreciation (depreciation) on investments	93,348,051	1,116,971,239	27,967,970	6,240,751
Net assets	$251,733,980	$7,636,444,904	$2,315,064,526	$296,168,458
Unaffiliated investments, including repurchase agreements, at cost	$162,562,513	$6,490,117,941	$3,253,609,551	$285,758,139
Affiliated investments, at cost	$8,413,503	$79,157,528	—	$6,473,286
Foreign currency, at cost	—	$15,386,535	$2,533,743	—
Premiums received on written options	—	—	$3,143,001	—
Net unamortized upfront payment on swaps	—	—	($368,419)	—
Securities loaned, unaffiliated investments, at value	$8,163,691	$77,103,001	—	$6,308,961

Net asset value per share
The funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class 1
Net assets	$80,949,392	—	—	$84,425,314
Shares outstanding	2,787,527	—	—	7,399,177
Net asset value, offering price and redemption price per share	$29.04	—	—	$11.41

Class NAV
Net assets	$170,784,588	$7,636,444,904	$2,315,064,526	$211,743,144
Shares outstanding	5,886,619	545,793,524	167,722,204	18,574,755
Net asset value, offering price and redemption price per share	$29.01	$13.99	$13.80	$11.40

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Statements of assets and liabilities — August 31, 2017

Assets	U.S. Strategic Equity Allocation Fund
Unaffiliated investments, at value	$1,913,159,194
Affiliated investments, at value	21,965,802
Repurchase agreements, at value	94,940,000
Cash	80,394
Cash held at broker for futures contracts	4,050,000
Receivable for investments sold	29,258,739
Dividends and interest receivable	3,788,846
Receivable for securities lending income	26,914
Receivable for futures variation margin	471,923
Other assets	31,256
Total assets	2,067,773,068

Liabilities
Payable for investments purchased	90,304,599
Payable for fund shares repurchased	160,912
Payable upon return of securities loaned	21,971,989
Payable to affiliates
Accounting and legal services fees	45,409
Trustees’ fees	597
Other liabilities and accrued expenses	91,079
Total liabilities	112,574,585
Net assets	$1,955,198,483

Net assets consist of
Paid-in capital	$1,700,978,198
Undistributed net investment income (loss)	16,873,991
Accumulated undistributed net realized gain (loss) on investments	32,275,517
Net unrealized appreciation (depreciation) on investments	205,070,777
Net assets	$1,955,198,483
Unaffiliated investments, including repurchase agreements, at cost	$1,803,966,094
Affiliated investments, at cost	$21,966,874
Securities loaned, unaffiliated investments, at value	$21,478,307

Net asset value per share
The funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class NAV
Net assets	$1,955,198,483
Shares outstanding	168,959,286
Net asset value, offering price and redemption price per share	$11.57

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Statements of operations — August 31, 2017

Investment income	Asia Pacific Total Return Bond Fund	Capital Appreciation Fund	Capital Appreciation Value Fund	Core Bond Fund
Dividends	—	$11,211,588	$24,992,596	—
Non-cash dividends	—	4,104,898	—	—
Interest	$16,508,369	24,648	20,954,567	$37,565,220
Securities lending	—	410,345	48,232	7,772
Less foreign taxes withheld	(505,581)	(173,265)	(133,611)	(2,049)
Total investment income	16,002,788	15,578,214	45,861,784	37,570,943

Expenses
Investment management fees	2,785,130	12,906,503	16,016,885	9,203,691
Class 1 distribution and service fees	—	269,323	—	98,328
Accounting and legal services fees	58,734	277,226	299,124	239,072
Professional fees	88,335	77,746	95,033	102,092
Printing and postage	7,832	4,483	5,212	3,902
Custodian fees	156,311	242,698	279,935	188,093
Trustees’ fees	7,064	31,682	35,796	26,142
Other	16,062	65,315	33,355	32,358
Total expenses before reductions	3,119,468	13,874,976	16,765,340	9,893,678
Less expense reductions	(30,322)	(142,936)	(798,976)	(123,311)
Net expenses	3,089,146	13,732,040	15,966,364	9,770,367
Net investment income (loss)	12,913,642	1,846,174	29,895,420	27,800,576

Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(6,224,703)	325,447,454	165,034,200	(6,838,133)
Affiliated investments	—	8,975	(3,344)	(36)
Futures contracts	(78,411)	—	—	—
Forward foreign currency contracts	1,933,287	—	—	—
Written options	—	—	4,405,723	—
	(4,369,827)	325,456,429	169,436,579	(6,838,169)

Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	4,169,425	99,326,846	14,921,751	(3,624,202)
Affiliated investments	—	(7,419)	(456)	(29)
Futures contracts	(315,695)	—	—	—
Forward foreign currency contracts	(117,713)	—	—	—
Written options	—	—	(6,389,826)	—
	3,736,017	99,319,427	8,531,469	(3,624,231)
Net realized and unrealized gain (loss)	(633,810)	424,775,856	177,968,048	(10,462,400)

Increase (decrease) in net assets from operations	$12,279,832	$426,622,030	$207,863,468	$17,338,176

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Statements of operations — August 31, 2017

Investment income	Fundamental Global Franchise Fund	Global Bond Fund	Global Real Estate Fund	Health Sciences Fund
Dividends	$9,183,791	$13,159	$7,000,985	$1,350,894
Interest	237,874	10,622,197	14,603	42,135
Securities lending	—	—	26,823	—
Less foreign taxes withheld	(596,076)	—	(303,709)	(10,974)
Total investment income	8,825,589	10,635,356	6,738,702	1,382,055

Expenses
Investment management fees	4,355,500	3,246,141	1,985,728	1,798,339
Class 1 distribution and service fees	—	30,197	—	—
Class A distribution and service fees	750	—	—	—
Transfer agent fees	3,464	—	—	—
Accounting and legal services fees	82,625	70,338	33,357	25,922
State registration fees	29,690	—	—	—
Professional fees	79,448	116,372	68,975	64,184
Printing and postage	14,322	6,242	4,728	4,708
Custodian fees	112,252	143,261	81,997	42,859
Trustees’ fees	8,285	8,929	4,471	4,795
Interest expense	—	35,467	—	—
Other	15,620	24,511	12,266	8,636
Total expenses before reductions	4,701,956	3,681,458	2,191,522	1,949,443
Less expense reductions	(42,533)	(36,075)	(17,227)	(106,266)
Net expenses	4,659,423	3,645,383	2,174,295	1,843,177
Net investment income (loss)	4,166,166	6,989,973	4,564,407	(461,122)

Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	50,373,841	(5,629,807)	11,453,772	47,436,802
Affiliated investments	—	—	(422)	—
Futures contracts	—	(7,129,695)	—	—
Forward foreign currency contracts	—	2,474,327	—	—
Written options	—	355,540	—	65,422
Swap contracts	—	356,506	—	—
	50,373,841	(9,573,129)	11,453,350	47,502,224

Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	35,425,647	(4,262,273)	(14,438,503)	(20,793,041)
Affiliated investments	—	—	89	—
Futures contracts	—	(533,042)	—	—
Forward foreign currency contracts	—	(2,426,541)	—	—
Written options	—	(284,985)	—	(42,367)
Swap contracts	—	9,917,532	—	—
	35,425,647	2,410,691	(14,438,414)	(20,835,408)
Net realized and unrealized gain (loss)	85,799,488	(7,162,438)	(2,985,064)	26,666,816

Increase (decrease) in net assets from operations	$89,965,654	($172,465)	$1,579,343	$26,205,694

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Statements of operations — August 31, 2017

Investment income	High Yield Fund	International Growth Stock Fund	International Small Cap Fund	International Strategic Equity Allocation Fund[1]
Dividends	$415,936	$21,815,726	$15,448,058	$51,694,408
Interest	33,320,461	330,589	127,060	353,541
Securities lending	139,637	—	928,619	573,103
Less foreign taxes withheld	(549)	(1,597,255)	(1,810,882)	(4,960,161)
Total investment income	33,875,485	20,549,060	14,692,855	47,660,891

Expenses
Investment management fees	3,464,725	6,927,280	5,830,068	9,900,709
Class 1 distribution and service fees	172,842	—	38,454	—
Accounting and legal services fees	76,796	132,651	91,037	245,490
Professional fees	93,558	70,518	65,503	100,691
Printing and postage	4,223	5,282	5,913	11,219
Custodian fees	71,640	286,129	304,903	586,353
Trustees’ fees	9,959	13,785	11,188	21,026
Other	25,266	24,579	18,037	146,607
Total expenses before reductions	3,919,009	7,460,224	6,365,103	11,012,095
Less expense reductions	(39,527)	(68,515)	(47,091)	(2,052,088)
Net expenses	3,879,482	7,391,709	6,318,012	8,960,007
Net investment income (loss)	29,996,003	13,157,351	8,374,843	38,700,884

Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(1,699,681)	9,765,563	29,521,366	30,669,890
Affiliated investments	353	—	(33)	(8,850)
Futures contracts	(664,087)	—	—	4,703,838
Forward foreign currency contracts	178,127	—	—	—
Written options	104,285	—	—	—
Swap contracts	(709,521)	—	—	—
	(2,790,524)	9,765,563	29,521,333	35,364,878

Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	13,125,749	87,634,318	83,433,419 [2]	272,511,087
Affiliated investments	(579)	—	(650)	818
Futures contracts	128,601	—	—	1,281,759
Forward foreign currency contracts	93,754	—	—	—
Swap contracts	145,625	—	—	—
	13,493,150	87,634,318	83,432,769	273,793,664
Net realized and unrealized gain (loss)	10,702,626	97,399,881	112,954,102	309,158,542

Increase (decrease) in net assets from operations	$40,698,629	$110,557,232	$121,328,945	$347,859,426

1	Period from 10-17-16 (commencement of operations) to 8-31-17.
2	Net of $232,974 decrease in deferred foreign withholding taxes.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Statements of operations — August 31, 2017

Investment income	International Value Fund	Investment Quality Bond Fund	Mid Cap Stock Fund	Mid Value Fund
Dividends	$43,731,960	—	$10,671,764	$16,804,441
Interest	214,166	$9,265,527	71,535	502,004
Securities lending	761,016	3,179	800,884	178,361
Less foreign taxes withheld	(3,765,140)	(216)	(52,238)	(154,520)
Total investment income	40,942,002	9,268,490	11,491,945	17,330,286

Expenses
Investment management fees	12,086,446	1,907,957	12,838,752	8,607,511
Class 1 distribution and service fees	98,524	39,430	168,546	—
Accounting and legal services fees	227,389	49,735	234,289	136,855
Professional fees	86,160	95,774	122,413	63,789
Printing and postage	4,648	4,650	7,701	4,856
Custodian fees	547,455	49,596	194,280	112,951
Trustees’ fees	25,353	9,470	24,486	15,574
Other	36,462	16,190	33,665	19,173
Total expenses before reductions	13,112,437	2,172,802	13,624,132	8,960,709
Less expense reductions	(117,823)	(25,087)	(120,354)	(480,910)
Net expenses	12,994,614	2,147,715	13,503,778	8,479,799
Net investment income (loss)	27,947,388	7,120,775	(2,011,833)	8,850,487

Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	22,115,840	(5,142,734)	162,144,084	85,093,524
Affiliated investments	(5,580)	368	(7,867)	(3,094)
Futures contracts	—	230,712	—	—
Forward foreign currency contracts	—	342,369	—	—
Written options	—	53,574	—	—
Swap contracts	—	1,028,715	—	—
	22,110,260	(3,486,996)	162,136,217	85,090,430

Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	178,080,700	(12,194,457)	104,643,905	(5,261,321)
Affiliated investments	(2,700)	(83)	(6,100)	(1,824)
Futures contracts	—	40,505	—	—
Forward foreign currency contracts	—	40,524	—	—
Swap contracts	—	860,927	—	—
	178,078,000	(11,252,584)	104,637,805	(5,263,145)
Net realized and unrealized gain (loss)	200,188,260	(14,739,580)	266,774,022	79,827,285

Increase (decrease) in net assets from operations	$228,135,648	($7,618,805)	$264,762,189	$88,677,772

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Statements of operations — August 31, 2017

Investment income	Multi-Index Lifestyle Aggressive Portfolio	Multi-Index Lifestyle Balanced Portfolio	Multi-Index Lifestyle Conservative Portfolio	Multi-Index Lifestyle Growth Portfolio
Dividends	$1,170,132	$8,843,258	$2,460,808	$5,262,989
Interest	2,829	15,011	3,852	10,286
Income distributions received from affiliated funds	1,639,177	2,877,846	164,787	3,331,169
Total investment income	2,812,138	11,736,115	2,629,447	8,604,444

Expenses
Investment management fees	320,183	1,594,828	420,755	1,079,688
Class 1 distribution and service fees	84,497	254,773	48,116	213,734
Transfer agent fees	22	17	37	119
Accounting and legal services fees	25,992	78,429	14,876	65,869
State registration fees	1,508	1,608	1,610	1,608
Professional fees	37,723	43,280	36,553	41,998
Printing and postage	6,529	6,007	6,583	6,200
Custodian fees	32,533	33,200	28,033	33,200
Trustees’ fees	2,379	6,543	1,821	5,397
Other	8,242	11,038	10,405	9,795
Total expenses before reductions	519,608	2,029,723	568,789	1,457,608
Less expense reductions	(30,171)	—	(49,009)	—
Net expenses	489,437	2,029,723	519,780	1,457,608
Net investment income (loss)	2,322,701	9,706,392	2,109,667	7,146,836

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated funds	1,611,756	3,472,085	297,562	3,381,076
Investments in affiliated funds	(174,235)	(444,052)	107,021	(231,595)
Capital gain distributions received from unaffiliated funds	—	69,512	27,602	30,309
Capital gain distributions received from affiliated funds	6,805,480	11,948,145	684,156	13,830,234
	8,243,001	15,045,690	1,116,341	17,010,024

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated funds	5,127,271	6,911,076	38,637	9,523,824
Investments in affiliated funds	10,118,660	18,095,875	965,209	19,736,552
	15,245,931	25,006,951	1,003,846	29,260,376
Net realized and unrealized gain (loss)	23,488,932	40,052,641	2,120,187	46,270,400

Increase (decrease) in net assets from operations	$25,811,633	$49,759,033	$4,229,854	$53,417,236

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Statements of operations — August 31, 2017

Investment income	Multi-Index Lifestyle Moderate Portfolio	Real Estate Equity Fund	Real Estate Securities Fund	Real Return Bond Fund
Dividends	$2,991,453	$4,547,208	$14,902,026	$2,058
Non-cash dividends	—	—	1,331,535	—
Interest	5,664	84,219	1,648	29,389,803
Income distributions received from affiliated funds	535,285	—	—	—
Securities lending	—	—	8,372	—
Less foreign taxes withheld	—	—	—	(173)
Total investment income	3,532,402	4,631,427	16,243,581	29,391,688

Expenses
Investment management fees	511,732	1,913,456	3,950,468	7,424,055
Class 1 distribution and service fees	68,273	—	282,176	39,865
Transfer agent fees	82	—	—	—
Accounting and legal services fees	21,143	33,151	85,250	161,665
State registration fees	1,608	—	—	—
Professional fees	37,188	51,207	60,830	118,797
Printing and postage	7,399	5,121	4,259	2,963
Custodian fees	30,433	28,612	66,133	162,238
Trustees’ fees	2,115	4,147	11,032	18,191
Interest expense	—	—	—	1,062,130
Other	8,475	10,155	19,379	17,791
Total expenses before reductions	688,448	2,045,849	4,479,527	9,007,695
Less expense reductions	(39,288)	(101,199)	(43,936)	(83,207)
Net expenses	649,160	1,944,650	4,435,591	8,924,488
Net investment income (loss)	2,883,242	2,686,777	11,807,990	20,467,200

Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(103,486)	8,689,030	30,345,417	(2,134,064)
Affiliated investments	172,257	—	(1,404)	—
Capital gain distributions received from unaffiliated funds	31,091	—	—	—
Capital gain distributions received from affiliated funds	2,222,378	—	—	—
Futures contracts	—	—	—	81,690
Forward foreign currency contracts	—	—	—	4,411,444
Written options	—	—	—	2,399,477
Swap contracts	—	—	—	(1,211,331)
	2,322,240	8,689,030	30,344,013	3,547,216

Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	1,523,386	(18,023,991)	(53,791,519)	(17,742,424)
Affiliated investments	3,228,776	—	(228)	—
Futures contracts	—	—	—	(176,343)
Forward foreign currency contracts	—	—	—	688,965
Written options	—	—	—	(990,008)
Swap contracts	—	—	—	10,041,258
	4,752,162	(18,023,991)	(53,791,747)	(8,178,552)
Net realized and unrealized gain (loss)	7,074,402	(9,334,961)	(23,447,734)	(4,631,336)

Increase (decrease) in net assets from operations	$9,957,644	($6,648,184)	($11,639,744)	$15,835,864

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Statements of operations — August 31, 2017

Investment income	Science & Technology Fund	Short Term Government Income Fund	Small Cap Growth Fund	Small Company Growth Fund
Dividends	$4,968,350	—	$1,248,781	$1,439,302
Interest	330,166	$3,632,863	26,068	30,620
Securities lending	257,765	—	126,348	39,704
Less foreign taxes withheld	(45,321)	—	(468)	—
Total investment income	5,510,960	3,632,863	1,400,729	1,509,626

Expenses
Investment management fees	6,314,188	1,383,808	2,174,605	1,975,892
Accounting and legal services fees	93,390	37,480	31,590	30,010
Professional fees	80,231	76,929	59,638	43,879
Printing and postage	5,368	3,284	6,194	5,040
Custodian fees	97,513	33,020	25,357	23,766
Trustees’ fees	13,082	5,762	3,975	3,590
Other	17,215	9,852	10,417	10,247
Total expenses before reductions	6,620,987	1,550,135	2,311,776	2,092,424
Less expense reductions	(278,141)	(28,750)	(16,278)	(15,426)
Net expenses	6,342,846	1,521,385	2,295,498	2,076,998
Net investment income (loss)	(831,886)	2,111,478	(894,769)	(567,372)

Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	199,158,116	85,873	21,773,003	17,803,392
Affiliated investments	2,541	—	(3,411)	(2,140)
Forward foreign currency contracts	(3,376)	—	—	—
	199,157,281	85,873	21,769,592	17,801,252

Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(42,290,761)	(1,503,530)	16,071,988	14,622,773
Affiliated investments	(3,278)	—	(877)	(687)
	(42,294,039)	(1,503,530)	16,071,111	14,622,086
Net realized and unrealized gain (loss)	156,863,242	(1,417,657)	37,840,703	32,423,338

Increase (decrease) in net assets from operations	$156,031,356	$693,821	$36,945,934	$31,855,966

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Statements of operations — August 31, 2017

Investment income	Small Company Value Fund	Strategic Equity Allocation Fund	Total Return Fund	U.S. High Yield Bond Fund
Dividends	$3,674,051	$173,659,319	$855,788	$498,858
Interest	26,891	528,020	58,392,768	19,663,227
Securities lending	70,535	1,850,691	—	95,068
Less foreign taxes withheld	(6,749)	(8,077,958)	—	—
Total investment income	3,764,728	167,960,072	59,248,556	20,257,153

Expenses
Investment management fees	2,578,309	45,121,597	14,156,155	2,366,915
Class 1 distribution and service fees	43,849	—	—	42,453
Accounting and legal services fees	37,191	1,097,655	318,658	48,434
Professional fees	45,485	220,973	145,752	65,350
Printing and postage	4,997	1,511	4,335	4,991
Custodian fees	29,342	1,541,485	381,698	43,648
Trustees’ fees	4,902	118,401	37,357	6,556
Interest expense	—	—	28,324	—
Other	11,138	113,245	39,377	111,268
Total expenses before reductions	2,755,213	48,214,867	15,111,656	2,689,615
Less expense reductions	(152,297)	(9,414,873)	(1,634,686)	(24,943)
Net expenses	2,602,916	38,799,994	13,476,970	2,664,672
Net investment income (loss)	1,161,812	129,160,078	45,771,586	17,592,481

Realized and unrealized gain (loss)

Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	33,482,548	706,736,033	(15,502,559)	(7,553,813)
Affiliated investments	(189)	8,884	—	902
Futures contracts	—	41,919,157	(8,090,751)	—
Forward foreign currency contracts	—	(1,877)	18,860,907	—
Written options	—	—	6,496,187	—
Swap contracts	—	—	(3,766,161)	—
	33,482,359	748,662,197	(2,002,377)	(7,552,911)

Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(34,699)	275,152,268	(10,300,388)	16,256,346
Affiliated investments	(474)	(11,668)	—	(356)
Futures contracts	—	(1,700,788)	3,438,826	—
Forward foreign currency contracts	—	—	(21,936,456)	—
Written options	—	—	(166,274)	—
Swap contracts	—	—	48,298,762	—
	(35,173)	273,439,812	19,334,470	16,255,990
Net realized and unrealized gain (loss)	33,447,186	1,022,102,009	17,332,093	8,703,079

Increase (decrease) in net assets from operations	$34,608,998	$1,151,262,087	$63,103,679	$26,295,560

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Statements of operations — August 31, 2017

Investment income	U.S. Strategic Equity Allocation Fund[1]
Dividends	$30,715,599
Interest	94,957
Securities lending	237,181
Less foreign taxes withheld	(1,424)
Total investment income	31,046,313

Expenses
Investment management fees	9,715,757
Accounting and legal services fees	241,273
Professional fees	103,845
Printing and postage	12,263
Custodian fees	214,618
Trustees’ fees	10,271
Other	13,689
Total expenses before reductions	10,311,716
Less expense reductions	(2,015,675)
Net expenses	8,296,041
Net investment income (loss)	22,750,272

Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	24,240,320
Affiliated investments	(5,114)
Futures contracts	8,040,621
32,275,827

Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	204,144,957
Affiliated investments	(1,072)
Futures contracts	926,892
205,070,777
Net realized and unrealized gain (loss)	237,346,604

Increase (decrease) in net assets from operations	$260,096,876

1	Period from 9-26-16 (commencement of operations) to 8-31-17.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Statements of changes in net assets

	Asia Pacific Total Return Bond Fund		Capital Appreciation Fund		Capital Appreciation Value Fund
Increase (decrease) in net assets	Year ended 8-31-17	Year ended 8-31-16	Year ended 8-31-17	Year ended 8-31-16	Year ended 8-31-17	Year ended 8-31-16
From operations
Net investment income (loss)	$12,913,642	$14,228,441	$1,846,174	$1,624,370	$29,895,420	$27,994,372
Net realized gain (loss)	(4,369,827)	(12,783,191)	325,456,429	200,830,235	169,436,579	64,435,834
Change in net unrealized appreciation (depreciation)	3,736,017	41,361,245	99,319,427	(108,735,220)	8,531,469	119,679,483
Increase (decrease) in net assets resulting from operations	12,279,832	42,806,495	426,622,030	93,719,385	207,863,468	212,109,689
Distributions to shareholders
From net investment income
Class 1	—	—	(335,780)	(93,612)	—	—
Class NAV	(6,046,154)	(12,135,441)	(1,426,495)	(950,595)	(34,666,083)	(29,939,547)
From net realized gain
Class 1	—	—	(59,182,847)	(77,629,558)	—	—
Class NAV	—	—	(145,033,287)	(185,021,813)	(67,805,945)	(202,982,823)
Total distributions	(6,046,154)	(12,135,441)	(205,978,409)	(263,695,578)	(102,472,028)	(232,922,370)
From fund share transactions	(36,017,171)	(40,892,718)	(380,329,544)	27,272,285	(325,748,742)	121,086,585
Total increase (decrease)	(29,783,493)	(10,221,664)	(159,685,923)	(142,703,908)	(220,357,302)	100,273,904

Net assets
Beginning of year	411,861,864	422,083,528	1,964,135,120	2,106,839,028	2,100,772,492	2,000,498,588
End of year	$382,078,371	$411,861,864	$1,804,449,197	$1,964,135,120	$1,880,415,190	$2,100,772,492

Undistributed net investment income (loss)	$3,187,564	$45,706	$1,722,854	$1,578,313	$15,938,866	$19,177,867

	Core Bond Fund		Fundamental Global Franchise Fund		Global Bond Fund
Increase (decrease) in net assets	Year ended 8-31-17	Year ended 8-31-16	Year ended 8-31-17	Year ended 8-31-16	Year ended 8-31-17	Year ended 8-31-16
From operations
Net investment income (loss)	$27,800,576	$21,062,487	$4,166,166	$4,053,795	$6,989,973	$7,913,911
Net realized gain (loss)	(6,838,169)	21,427,819	50,373,841	53,426,124	(9,573,129)	10,361,352
Change in net unrealized appreciation (depreciation)	(3,624,231)	30,342,412	35,425,647	27,321,418	2,410,691	30,392,473
Increase (decrease) in net assets resulting from operations	17,338,176	72,832,718	89,965,654	84,801,337	(172,465)	48,667,736
Distributions to shareholders
From net investment income
Class A	—	—	(384)	(685)	—	—
Class I	—	—	(12,724)	(9,656)	—	—
Class 1	(3,674,590)	(3,390,519)	—	—	(1,523,354)	(13,163)
Class NAV	(25,852,743)	(20,094,493)	(3,972,000)	(4,087,759)	(11,164,725)	(284,112)
From net realized gain
Class A	—	—	(12,628)	(12,814)	—	—
Class I	—	—	(203,971)	(112,789)	—	—
Class 1	(2,209,566)	—	—	—	(213,199)	—
Class NAV	(13,708,646)	—	(53,885,715)	(41,767,440)	(1,531,174)	—
Total distributions	(45,445,545)	(23,485,012)	(58,087,422)	(45,991,143)	(14,432,452)	(297,275)
From fund share transactions	387,125,263	184,034,937	68,292,625	(35,527,038)	(172,950,048)	(73,394,903)
Total increase (decrease)	359,017,894	233,382,643	100,170,857	3,283,156	(187,554,965)	(25,024,442)

Net assets
Beginning of year	1,445,872,630	1,212,489,987	453,152,658	449,869,502	497,231,850	522,256,292
End of year	$1,804,890,524	$1,445,872,630	$553,323,515	$453,152,658	$309,676,885	$497,231,850

Undistributed net investment income (loss)	$9,599,220	$6,575,716	$3,637,267	$3,313,167	$809,364	$11,090,368

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Statements of changes in net assets

	Global Real Estate Fund		Health Sciences Fund		High Yield Fund
Increase (decrease) in net assets	Year ended 8-31-17	Year ended 8-31-16	Year ended 8-31-17	Year ended 8-31-16	Year ended 8-31-17	Year ended 8-31-16
From operations
Net investment income (loss)	$4,564,407	$6,287,939	($461,122)	($837,912)	$29,996,003	$36,930,088
Net realized gain (loss)	11,453,350	18,497,932	47,502,224	58,543,654	(2,790,524)	(56,131,879)
Change in net unrealized appreciation (depreciation)	(14,438,414)	15,041,295	(20,835,408)	(78,958,372)	13,493,150	45,154,684
Increase (decrease) in net assets resulting from operations	1,579,343	39,827,166	26,205,694	(21,252,630)	40,698,629	25,952,893
Distributions to shareholders
From net investment income
Class 1	—	—	—	—	(21,922,361)	(25,062,983)
Class NAV	(10,272,101)	(5,422,106)	—	(268,135)	(10,784,173)	(13,653,830)
From net realized gain
Class NAV	—	—	(50,343,681)	(210,448,212)	—	—
Total distributions	(10,272,101)	(5,422,106)	(50,343,681)	(210,716,347)	(32,706,534)	(38,716,813)
From fund share transactions	25,997,274	(99,460,974)	128,316,247	80,113,670	(50,749,010)	(56,813,606)
Total increase (decrease)	17,304,516	(65,055,914)	104,178,260	(151,855,307)	(42,756,915)	(69,577,526)

Net assets
Beginning of year	222,330,652	287,386,566	216,206,696	368,062,003	528,326,064	597,903,590
End of year	$239,635,168	$222,330,652	$320,384,956	$216,206,696	$485,569,149	$528,326,064

Undistributed net investment income (loss)	($3,083,182)	$2,376,474	($101,564)	($125,608)	$5,578,004	$8,150,046

	International Growth Stock Fund		International Small Cap Fund		International Strategic Equity Allocation Fund
Increase (decrease) in net assets	Year ended 8-31-17	Year ended 8-31-16	Year ended 8-31-17	Year ended 8-31-16	Period ended 8-31-17[1]
From operations
Net investment income (loss)	$13,157,351	$12,039,002	$8,374,843	$10,264,562	$38,700,884
Net realized gain (loss)	9,765,563	(27,474,188)	29,521,333	(32,398,390)	35,364,878
Change in net unrealized appreciation (depreciation)	87,634,318	52,034,902	83,432,769	12,706,334	273,793,664
Increase (decrease) in net assets resulting from operations	110,557,232	36,599,716	121,328,945	(9,427,494)	347,859,426
Distributions to shareholders
From net investment income
Class 1	—	—	(1,135,947)	(849,681)	—
Class NAV	(12,870,075)	(9,700,412)	(8,507,122)	(6,881,611)	(4,972,148)
From net realized gain
Class NAV	—	(12,948,337)	—	—	(1,738,059)
Total distributions	(12,870,075)	(22,648,749)	(9,643,069)	(7,731,292)	(6,710,207)
From fund share transactions	(56,735,020)	14,749,603	(107,940,564)	(162,977,056)	1,707,640,264
Total increase (decrease)	40,952,137	28,700,570	3,745,312	(180,135,842)	2,048,789,483

Net assets
Beginning of year	779,767,368	751,066,798	613,954,508	794,090,350	—
End of year	$820,719,505	$779,767,368	$617,699,820	$613,954,508	$2,048,789,483

Undistributed net investment income (loss)	$7,786,411	$7,229,805	$5,972,018	$7,459,955	$33,710,252

1	From period 10-17-16 (commencement of operations) to 8-31-17.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Statements of changes in net assets

	International Value Fund		Investment Quality Bond Fund		Mid Cap Stock Fund
Increase (decrease) in net assets	Year ended 8-31-17	Year ended 8-31-16	Year ended 8-31-17	Year ended 8-31-16	Year ended 8-31-17	Year ended 8-31-16
From operations
Net investment income (loss)	$27,947,388	$32,878,995	$7,120,775	$13,999,961	($2,011,833)	($2,809,424)
Net realized gain (loss)	22,110,260	(75,880,166)	(3,486,996)	3,675,662	162,136,217	(18,330,014)
Change in net unrealized appreciation (depreciation)	178,078,000	93,763,232	(11,252,584)	19,298,890	104,637,805	65,690,289
Increase (decrease) in net assets resulting from operations	228,135,648	50,762,061	(7,618,805)	36,974,513	264,762,189	44,550,851
Distributions to shareholders
From net investment income
Class 1	(4,346,857)	(3,736,616)	(3,148,407)	(1,392,061)	—	—
Class NAV	(30,949,632)	(30,264,287)	(6,707,423)	(9,981,098)	—	—
From net realized gain
Class 1	—	—	(616,116)	(673,803)	(1,560,989)	(39,928,134)
Class NAV	—	—	(3,797,150)	(4,815,837)	(5,661,822)	(133,298,081)
Total distributions	(35,296,489)	(34,000,903)	(14,269,096)	(16,862,799)	(7,222,811)	(173,226,215)
From fund share transactions
Portfolio share transactions	(532,970,789)	(257,666,798)	(500,115,119)	(738,468)	(133,808,661)	54,760,235
Total from portfolio share transactions	(532,970,789)	(257,666,798)	(500,115,119)	(738,468)	(133,808,661)	54,760,235
Total increase (decrease)	(340,131,630)	(240,905,640)	(522,003,020)	19,373,246	123,730,717	(73,915,129)

Net assets
Beginning of year	1,533,431,023	1,774,336,663	599,245,046	579,871,800	1,486,635,035	1,560,550,164
End of year	$1,193,299,393	$1,533,431,023	$77,242,026	$599,245,046	$1,610,365,752	$1,486,635,035

Undistributed net investment income (loss)	$22,422,210	$29,868,381	$573,710	$3,073,852	($428,032)	($1,568,149)

	Mid Value Fund		Multi-Index Lifestyle Aggressive Portfolio		Multi-Index Lifestyle Balanced Portfolio
Increase (decrease) in net assets	Year ended 8-31-17	Year ended 8-31-16	Year ended 8-31-17	Year ended 8-31-16	Year ended 8-31-17	Year ended 8-31-16
From operations
Net investment income (loss)	$8,850,487	$10,802,930	$2,322,701	$1,041,395	$9,706,392	$5,176,558
Net realized gain (loss)	85,090,430	56,489,875	8,243,001	969,664	15,045,690	2,018,980
Change in net unrealized appreciation (depreciation)	(5,263,145)	61,723,694	15,245,931	5,667,939	25,006,951	16,192,156
Increase (decrease) in net assets resulting from operations	88,677,772	129,016,499	25,811,633	7,678,998	49,759,033	23,387,694
Distributions to shareholders
From net investment income
Class R6	—	—	(2,297)	(2,083)	(2,347)	(2,753)
Class 1	—	—	(2,226,925)	(947,687)	(9,313,083)	(4,835,557)
Class NAV	(7,324,173)	(12,391,545)	—	—	—	—
From net realized gain
Class R6	—	—	(1,983)	(539)	(973)	(260)
Class 1	—	—	(1,957,132)	(252,494)	(3,694,184)	(426,840)
Class NAV	(71,236,452)	(91,207,573)	—	—	—	—
Total distributions	(78,560,625)	(103,599,118)	(4,188,337)	(1,202,803)	(13,010,587)	(5,265,410)
From fund share transactions	292,449,349	(60,866,426)	118,513,154	53,640,203	332,433,289	190,707,768
Total increase (decrease)	302,566,496	(35,449,045)	140,136,450	60,116,398	369,181,735	208,830,052

Net assets
Beginning of year	921,929,539	957,378,584	105,087,598	44,971,200	349,657,318	140,827,266
End of year	$1,224,496,035	$921,929,539	$245,224,048	$105,087,598	$718,839,053	$349,657,318

Undistributed net investment income (loss)	$4,442,452	$2,961,862	$200,100	$106,621	$973,358	$582,439

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Statements of changes in net assets

	Multi-Index Lifestyle Conservative Portfolio		Multi-Index Lifestyle Growth Portfolio		Multi-Index Lifestyle Moderate Portfolio
Increase (decrease) in net assets	Year ended 8-31-17	Year ended 8-31-16	Year ended 8-31-17	Year ended 8-31-16	Year ended 8-31-17	Year ended 8-31-16
From operations
Net investment income (loss)	$2,109,667	$1,233,447	$7,146,836	$3,150,085	$2,883,242	$1,507,856
Net realized gain (loss)	1,116,341	(146,593)	17,010,024	2,648,289	2,322,240	34,585
Change in net unrealized appreciation (depreciation)	1,003,846	3,440,556	29,260,376	13,002,115	4,752,162	3,967,686
Increase (decrease) in net assets resulting from operations	4,229,854	4,527,410	53,417,236	18,800,489	9,957,644	5,510,127
Distributions to shareholders
From net investment income
Class R6	(5,570)	(6,523)	(13,475)	(15,200)	(12,038)	(12,463)
Class 1	(1,979,763)	(1,066,378)	(6,206,406)	(2,395,011)	(2,670,595)	(1,378,271)
From net realized gain
Class R6	(1,488)	(357)	(8,164)	(2,362)	(3,018)	(1,004)
Class 1	(491,666)	(44,675)	(3,844,555)	(379,688)	(647,491)	(112,008)
Total distributions	(2,478,487)	(1,117,933)	(10,072,600)	(2,792,261)	(3,333,142)	(1,503,746)
From fund share transactions	53,690,780	42,162,113	290,851,823	144,300,372	103,070,574	41,539,774
Total increase (decrease)	55,442,147	45,571,590	334,196,459	160,308,600	109,695,076	45,546,155

Net assets
Beginning of year	74,711,059	29,139,469	277,382,914	117,074,314	88,847,445	43,301,290
End of year	$130,153,206	$74,711,059	$611,579,373	$277,382,914	$198,542,521	$88,847,445

Undistributed net investment income (loss)	$366,604	$242,282	$1,896,882	$970,084	$427,942	$227,342

	Real Estate Equity Fund		Real Estate Securities Fund		Real Return Bond Fund
Increase (decrease) in net assets	Year ended 8-31-17	Year ended 8-31-16	Year ended 8-31-17	Year ended 8-31-16	Year ended 8-31-17	Year ended 8-31-16
From operations
Net investment income (loss)	$2,686,777	$4,501,925	$11,807,990	$18,612,273	$20,467,200	$11,001,760
Net realized gain (loss)	8,689,030	26,441,761	30,344,013	41,885,694	3,547,216	(15,402,074)
Change in net unrealized appreciation (depreciation)	(18,023,991)	15,349,603	(53,791,747)	70,780,643	(8,178,552)	45,738,339
Increase (decrease) in net assets resulting from operations	(6,648,184)	46,293,289	(11,639,744)	131,278,610	15,835,864	41,338,025
Distributions to shareholders
From net investment income
Class 1	—	—	(20,672,063)	(10,374,172)	(2,061,080)	(1,110,720)
Class NAV	(4,307,084)	(3,324,034)	—	—	(25,314,134)	(7,322,232)
From net realized gain
Class 1	—	—	(45,093,392)	(53,994,317)	—	—
Class NAV	(24,541,165)	(23,858,101)	—	—	—	—
Total distributions	(28,848,249)	(27,182,135)	(65,765,455)	(64,368,489)	(27,375,214)	(8,432,952)
From fund share transactions	37,426,430	(28,172,064)	(85,193,001)	76,881,198	246,313,713	393,915,475
Total increase (decrease)	1,929,997	(9,060,910)	(162,598,200)	143,791,319	234,774,363	426,820,548

Net assets
Beginning of year	220,427,741	229,488,651	664,752,925	520,961,606	992,240,060	565,419,512
End of year	$222,357,738	$220,427,741	$502,154,725	$664,752,925	$1,227,014,423	$992,240,060

Undistributed net investment income (loss)	—	$1,341,311	—	$9,468,675	$7,589,695	$10,035,335

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Statements of changes in net assets

	Science & Technology Fund		Short Term Government Income Fund		Small Cap Growth Fund
Increase (decrease) in net assets	Year ended 8-31-17	Year ended 8-31-16	Year ended 8-31-17	Year ended 8-31-16	Year ended 8-31-17	Year ended 8-31-16
From operations
Net investment income (loss)	($831,886)	$1,367,497	$2,111,478	$1,958,946	($894,769)	($1,026,861)
Net realized gain (loss)	199,157,281	34,385,981	85,873	362,573	21,769,592	(19,277,576)
Change in net unrealized appreciation (depreciation)	(42,294,039)	98,308,465	(1,503,530)	389,943	16,071,111	5,875,315
Increase (decrease) in net assets resulting from operations	156,031,356	134,061,943	693,821	2,711,462	36,945,934	(14,429,122)
Distributions to shareholders
From net investment income
Class NAV	(1,244,469)	—	(3,871,626)	(3,760,750)	—	—
From net realized gain
Class NAV	(55,294,192)	(169,699,499)	—	—	—	(28,506,115)
Total distributions	(56,538,661)	(169,699,499)	(3,871,626)	(3,760,750)	—	(28,506,115)
From fund share transactions	(510,462,148)	(27,158,140)	(34,507,396)	87,980,868	(1,999,817)	32,517,263
Total increase (decrease)	(410,969,453)	(62,795,696)	(37,685,201)	86,931,580	34,946,117	(10,417,974)

Net assets
Beginning of year	766,308,100	829,103,796	313,062,640	226,131,060	203,057,238	213,475,212
End of year	$355,338,647	$766,308,100	$275,377,439	$313,062,640	$238,003,355	$203,057,238

Undistributed net investment income (loss)	—	$1,243,172	$965,530	$1,455,910	($896,974)	($757,052)

	Small Company Growth Fund		Small Company Value Fund		Strategic Equity Allocation Fund
Increase (decrease) in net assets	Year ended 8-31-17	Year ended 8-31-16	Year ended 8-31-17	Year ended 8-31-16	Year ended 8-31-17	Year ended 8-31-16
From operations
Net investment income (loss)	($567,372)	($300,774)	$1,161,812	$2,267,028	$129,160,078	$119,599,697
Net realized gain (loss)	17,801,252	7,786,904	33,482,359	34,781,480	748,662,197	360,895,795
Change in net unrealized appreciation (depreciation)	14,622,086	(1,564,440)	(35,173)	1,458,998	273,439,812	73,499,010
Increase (decrease) in net assets resulting from operations	31,855,966	5,921,690	34,608,998	38,507,506	1,151,262,087	553,994,502
Distributions to shareholders
From net investment income
Class 1	—	—	(700,493)	(711,693)	—	—
Class NAV	—	—	(1,158,535)	(1,845,323)	(122,909,561)	(103,076,356)
From net realized gain
Class 1	—	—	(10,193,313)	(18,951,186)	—	—
Class NAV	(11,370,175)	(19,408,070)	(15,946,691)	(46,494,901)	(510,291,738)	(269,626,098)
Total distributions	(11,370,175)	(19,408,070)	(27,999,032)	(68,003,103)	(633,201,299)	(372,702,454)
From fund share transactions	29,750,842	4,981,605	(24,267,486)	15,964,556	(20,430,003)	839,651,334
Total increase (decrease)	50,236,633	(8,504,775)	(17,657,520)	(13,531,041)	497,630,785	1,020,943,382

Net assets
Beginning of year	179,105,852	187,610,627	269,391,500	282,922,541	7,138,814,119	6,117,870,737
End of year	$229,342,485	$179,105,852	$251,733,980	$269,391,500	$7,636,444,904	$7,138,814,119

Undistributed net investment income (loss)	—	($242,849)	$254,627	$1,067,628	$88,020,280	$80,776,200

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Statements of changes in net assets

	Total Return Fund		U.S. High Yield Bond Fund		U.S. Strategic Equity Allocation Fund
Increase (decrease) in net assets	Year ended 8-31-17	Year ended 8-31-16	Year ended 8-31-17	Year ended 8-31-16	Period ended 8-31-17[1]
From operations
Net investment income (loss)	$45,771,586	$43,383,810	$17,592,481	$19,356,564	$22,750,272
Net realized gain (loss)	(2,002,377)	709,642	(7,552,911)	(6,518,010)	32,275,827
Change in net unrealized appreciation (depreciation)	19,334,470	50,531,347	16,255,990	9,039,883	205,070,777
Increase (decrease) in net assets resulting from operations	63,103,679	94,624,799	26,295,560	21,878,437	260,096,876
Distributions to shareholders
From net investment income
Class 1	—	(6,183,860)	(4,908,055)	(5,191,686)	—
Class NAV	(50,272,553)	(62,096,358)	(14,210,317)	(16,244,920)	(5,881,152)
From net realized gain
Class NAV	—	(12,019,120)	—	—	—
Total distributions	(50,272,553)	(80,299,338)	(19,118,372)	(21,436,606)	(5,881,152)
From fund share transactions	302,253,871	(106,024,912)	(72,673,509)	13,275,207	1,700,982,759
Total increase (decrease)	315,084,997	(91,699,451)	(65,496,321)	13,717,038	1,955,198,483

Net assets
Beginning of year	1,999,979,529	2,091,678,980	361,664,779	347,947,741	—
End of year	$2,315,064,526	$1,999,979,529	$296,168,458	$361,664,779	$1,955,198,483

Undistributed net investment income (loss)	$19,728,282	$12,760,191	$3,074,544	$3,876,954	$16,873,991

1	Period 9-26-16 (commencement of operations) to 8-31-17.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Statement of cash flows — For the year ended August 31, 2017

Real Return Bond Fund
Cash flows from operating activities
Net increase in net assets from operations	$15,835,864
Adjustments to reconcile net increase in net assets from operations to net cash used by operating activities:
Long-term investments purchased	(1,307,493,311)
Long-term investments sold	1,022,325,581
Sale commitments purchased	(769,790,718)
Sale commitments sold	781,141,575
Increase in short-term investments	(14,367,202)
Net amortization of premium (discount)	(14,775,346)
Increase in foreign currency	(276,581)
Increase in cash held at broker for futures contracts	(663,274)
Increase in receivable for investments sold	(2,472,873)
Increase in receivable for delayed delivery securities sold	(5,338,111)
Increase in unrealized appreciation/depreciation for forward foreign currency contracts	(688,965)
Decrease in dividends and interest receivable	601,399
Increase in unrealized appreciation/depreciation of swap contracts	(1,967,938)
Increase in other assets	(1,301)
Decrease in receivable for centrally cleared swaps	1,198,453
Decrease in payable for collateral on OTC derivatives	(1,100,000)
Decrease in payable for investments purchased	(1,027,986)
Decrease in payable for delayed delivery securities purchased	(9,630,806)
Decrease in payable for written options	(1,260,571)
Increase in payable for futures variation margin	119,153
Increase in payable to affiliates	18,096
Decrease in other liabilities and accrued expenses	(84,608)
Net change in unrealized (appreciation) depreciation on investments	17,773,861
Net realized loss on investments	2,134,064
Net cash used in operating activities	$(289.791,545)

Cash flows from financing activities
Borrowings under sale-buybacks	$3,034,715,382
Repayments of sale-buybacks	(3,033,456,030)
Increase in payable for sale-buybacks	292,522,235
Decrease in payable for open reverse repurchase agreement	(221,702,384)
Fund shares sold	324,914,250
Fund shares repurchased	(105,975,751)
Increase in receivable for fund shares sold	(258,816)
Increase in payable for fund shares repurchased	999,199
Net cash provided by financing activities	$291,758,085

Net increase in cash	$1,966,540

Cash at beginning of year	$33

Cash at end of year	$1,966,573

Supplemental disclosure of cash flow information:
Cash paid for interest	$1,062,130
Noncash financing activities not included herein consists of reinvestment of dividends and distributions of:	$27,375,214

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Financial highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Asia Pacific Total Return Bond Fund
CLASS NAV
08-31-2017	9.64	0.32		(0.01)	0.31	(0.15)	—	—	(0.15)	9.80	3.30	0.80		0.79		3.32		382	53
08-31-2016	8.94	0.32		0.64	0.96	(0.26)	—	—	(0.26)	9.64	10.96	0.81		0.80		3.44		412	54
08-31-2015	9.63	0.30		(0.74)	(0.44)	(0.25)	—	—	(0.25)	8.94	(4.65)	0.83		0.82		3.21		422	35
08-31-2014	9.25	0.28		0.45	0.73	(0.33)	(0.02)	—	(0.35)	9.63	8.12	0.87		0.86		3.00		443	31
08-31-2013[3]	10.00	0.16		(0.91)	(0.75)	—	—	—	—	9.25	(7.50)[4]	0.89	[5]	0.86	[5]	2.64	[5]	404	7
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Period from 1-16-13 (commencement of operations) to 8-31-13. 4. Not annualized. 5. Annualized.

Capital Appreciation Fund
CLASS 1
08-31-2017	16.60	0.01		3.89	3.90	(0.01)	(1.93)	—	(1.94)	18.56	26.53	0.79		0.78		0.07		582	45
08-31-2016	18.12	0.01		0.83	0.84	— [3]	(2.36)	—	(2.36)	16.60	4.41	0.79		0.78		0.05		551	32
08-31-2015	18.30	—	[3]	1.22	1.22	—	(1.40)	—	(1.40)	18.12	7.01	0.78		0.77		0.01		588	33
08-31-2014	15.07	—	[3]	4.19	4.19	(0.01)	(0.95)	—	(0.96)	18.30	28.39	0.78		0.78		(0.02)		588	45
08-31-2013	12.87	0.04		2.20	2.24	(0.04)	—	—	(0.04)	15.07	17.44	0.79		0.78		0.27		507	44
CLASS NAV
08-31-2017	16.63	0.02		3.90	3.92	(0.02)	(1.93)	—	(1.95)	18.60	26.62	0.74		0.73		0.11		1,222	45
08-31-2016	18.15	0.02		0.83	0.85	(0.01)	(2.36)	—	(2.37)	16.63	4.45	0.74		0.73		0.10		1,413	32
08-31-2015	18.32	0.01		1.22	1.23	—	(1.40)	—	(1.40)	18.15	7.06	0.73		0.72		0.06		1,519	33
08-31-2014	15.08	0.01		4.20	4.21	(0.02)	(0.95)	—	(0.97)	18.32	28.49	0.73		0.73		0.03		1,781	45
08-31-2013	12.89	0.05		2.18	2.23	(0.04)	—	—	(0.04)	15.08	17.39	0.74		0.73		0.33		1,406	44
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Less than $0.005 per share.
Capital Appreciation Value Fund
CLASS NAV
08-31-2017	11.62	0.18		1.06	1.24	(0.20)	(0.40)	—	(0.60)	12.26	11.26	0.85		0.81		1.51		1,880	61
08-31-2016	11.86	0.16		1.03	1.19	(0.18)	(1.25)	—	(1.43)	11.62	10.94	0.85		0.81		1.39		2,101	64
08-31-2015	12.70	0.14		0.59	0.73	(0.17)	(1.40)	—	(1.57)	11.86	5.90	0.84		0.80		1.22		2,000	90
08-31-2014	12.41	0.16		1.88	2.04	(0.18)	(1.57)	—	(1.75)	12.70	17.68	0.85		0.81		1.25		1,987	63
08-31-2013	11.22	0.14		1.62	1.76	(0.16)	(0.41)	—	(0.57)	12.41	16.37	0.84		0.80		1.21		1,770	83
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Core Bond Fund
CLASS 1
08-31-2017	13.49	0.22		(0.17)	0.05	(0.24)	(0.15)	—	(0.39)	13.15	0.46	0.67		0.66		1.70		190	363
08-31-2016	13.01	0.21		0.51	0.72	(0.24)	—	—	(0.24)	13.49	5.59	0.67		0.66		1.59		220	471
08-31-2015	13.08	0.18		(0.03)	0.15	(0.22)	—	—	(0.22)	13.01	1.14	0.68		0.67		1.39		168	408
08-31-2014	12.60	0.20		0.57	0.77	(0.24)	(0.05)	—	(0.29)	13.08	6.22	0.68		0.68		1.59		93	332
08-31-2013	13.64	0.19		(0.48)	(0.29)	(0.26)	(0.49)	—	(0.75)	12.60	(2.26)	0.67		0.67		1.46		84	346
CLASS NAV
08-31-2017	13.47	0.23		(0.17)	0.06	(0.25)	(0.15)	—	(0.40)	13.13	0.51	0.62		0.61		1.77		1,615	363
08-31-2016	12.99	0.22		0.50	0.72	(0.24)	—	—	(0.24)	13.47	5.65	0.62		0.61		1.64		1,226	471
08-31-2015	13.06	0.19		(0.04)	0.15	(0.22)	—	—	(0.22)	12.99	1.19	0.63		0.62		1.44		1,044	408
08-31-2014	12.58	0.21		0.57	0.78	(0.25)	(0.05)	—	(0.30)	13.06	6.29	0.63		0.63		1.64		415	332
08-31-2013	13.62	0.20		(0.48)	(0.28)	(0.27)	(0.49)	—	(0.76)	12.58	(2.21)	0.62		0.62		1.50		456	346
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Financial highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations			Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]		Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)	Net assets, end of period (in millions)		Portfolio turnover (%)
Fundamental Global Franchise Fund
CLASS A
08-31-2017	13.78	0.05	1.68	1.73	(0.04)	(1.26)	—	(1.30)	14.21	14.58	[3]	1.28		1.27		0.34	1		54
08-31-2016	12.71	0.07	2.35	2.42	(0.07)	(1.28)	—	(1.35)	13.78	19.84	[3]	1.28		1.28		0.50	—	[4]	38
08-31-2015	13.24	0.05	0.14	0.19	(0.07)	(0.65)	—	(0.72)	12.71	1.51	[3]	1.33		1.32		0.38	—	[4]	28
08-31-2014	12.11	0.06	1.74	1.80	(0.08)	(0.59)	—	(0.67)	13.24	15.05	[3]	1.42		1.42		0.50	—	[4]	13
08-31-2013	10.55	0.07	1.53	1.60	(0.04)	—	—	(0.04)	12.11	15.21	[3]	1.38		1.38		0.64	—	[4]	26
CLASS I
08-31-2017	13.84	0.10	1.68	1.78	(0.08)	(1.26)	—	(1.34)	14.28	14.97		0.97		0.96		0.74	4		54
08-31-2016	12.76	0.13	2.34	2.47	(0.11)	(1.28)	—	(1.39)	13.84	20.22		0.97		0.97		0.96	2		38
08-31-2015	13.29	0.11	0.12	0.23	(0.11)	(0.65)	—	(0.76)	12.76	1.86		0.98		0.98		0.83	1		28
08-31-2014	12.14	0.13	1.72	1.85	(0.11)	(0.59)	—	(0.70)	13.29	15.52		1.02		1.02		1.01	1		13
08-31-2013	10.55	0.13	1.52	1.65	(0.06)	—	—	(0.06)	12.14	15.75		1.00		1.00		1.14	—	[4]	26
CLASS R6
08-31-2017[5]	12.32	0.09	1.88	1.97	—	—	—	—	14.29	15.99	[6]	0.88	[7]	0.87	[7]	1.17 [7]	—	[4]	54	[8]
CLASS NAV
08-31-2017	13.85	0.10	1.69	1.79	(0.09)	(1.26)	—	(1.35)	14.29	15.09		0.86		0.86		0.77	548		54
08-31-2016	12.77	0.12	2.37	2.49	(0.13)	(1.28)	—	(1.41)	13.85	20.34		0.86		0.85		0.92	451		38
08-31-2015	13.30	0.11	0.14	0.25	(0.13)	(0.65)	—	(0.78)	12.77	1.99		0.87		0.87		0.83	449		28
08-31-2014	12.15	0.13	1.74	1.87	(0.13)	(0.59)	—	(0.72)	13.30	15.62		0.90		0.90		1.03	454		13
08-31-2013	10.56	0.13	1.53	1.66	(0.07)	—	—	(0.07)	12.15	15.76		0.90		0.90		1.11	408		26
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Does not reflect the effect of sales charges, if any. 4. Less than $500,000. 5. The inception date for Class R6 shares is 2-13-17. 6. Not annualized. 7. Annualized. 8. The portfolio turnover is shown for the period from 9-1-16 to 8-31-17.

Global Bond Fund
CLASS 1
08-31-2017	13.09	0.18	(0.08)	0.10	(0.31)	(0.04)	—	(0.35)	12.84	1.05		0.83		0.82		1.48	59		56
08-31-2016	11.87	0.19	1.03	1.22	— [3]	—	—	— [3]	13.09	10.30		0.82		0.81		1.55	66		71
08-31-2015	12.64	0.20	(0.97)	(0.77)	—	—	—	—	11.87	(6.09)		0.83		0.82		1.64	57		61
08-31-2014	11.84	0.24	0.56	0.80	—	—	—	—	12.64	6.76		0.86		0.85		1.96	69		97
08-31-2013	12.83	0.25	(0.86)	(0.61)	(0.38)	—	—	(0.38)	11.84	(4.93)		0.86		0.86		2.00	74		85
CLASS NAV
08-31-2017	13.08	0.19	(0.09)	0.10	(0.32)	(0.04)	—	(0.36)	12.82	1.03		0.78		0.77		1.51	250		56
08-31-2016	11.86	0.20	1.03	1.23	(0.01)	—	—	(0.01)	13.08	10.36		0.77		0.76		1.60	431		71
08-31-2015	12.62	0.20	(0.96)	(0.76)	—	—	—	—	11.86	(6.02)		0.78		0.77		1.68	466		61
08-31-2014	11.82	0.25	0.55	0.80	—	—	—	—	12.62	6.77		0.81		0.80		2.02	540		97
08-31-2013	12.80	0.25	(0.84)	(0.59)	(0.39)	—	—	(0.39)	11.82	(4.83)		0.81		0.81		2.04	511		85
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Less than $0.005 per share.
Global Real Estate Fund
CLASS NAV
08-31-2017	10.17	0.19	(0.22)	(0.03)	(0.45)	—	—	(0.45)	9.69	0.17		0.99		0.99		2.07	240		124
08-31-2016	8.80	0.25 [3]	1.33	1.58	(0.21)	—	—	(0.21)	10.17	18.27		0.94	[4]	0.93	[4]	2.70 [3]	222		118
08-31-2015	9.39	0.15	(0.51)	(0.36)	(0.23)	—	—	(0.23)	8.80	(3.96)		0.98		0.97		1.62	287		139
08-31-2014	8.15	0.17	1.41	1.58	(0.34)	—	—	(0.34)	9.39	19.95		1.02		1.01		1.92	339		97
08-31-2013	7.93	0.15	0.36	0.51	(0.29)	—	—	(0.29)	8.15	6.42		1.00		0.99		1.79	294		109
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income per share and the percentage of average net assets reflect special dividends received by the fund, which amounted to $0.06 and 0.66%, respectively. 4. Includes reimbursement for overbilling of custody expenses in prior years of 0.06%.

Health Sciences Fund
CLASS NAV
08-31-2017	5.59	(0.01)	0.74	0.73	—	(1.31)	—	(1.31)	5.01	18.48		1.14		1.07		(0.27)	320		131
08-31-2016	18.69	(0.03)	(0.64)	(0.67)	(0.02)	(12.41)	—	(12.43)	5.59	(8.77)		1.10		1.04		(0.32)	216		46
08-31-2015	20.26	0.01	4.41	4.42	—	(5.99)	—	(5.99)	18.69	26.42		0.99		0.94		0.06	368		44
08-31-2014	17.77	(0.08)	6.02	5.94	—	(3.45)	—	(3.45)	20.26	37.34		1.04		0.99		(0.45)	620		61
08-31-2013	13.70	(0.06)	4.61	4.55	—	(0.48)	—	(0.48)	17.77	34.29		1.08		1.03		(0.39)	545		42
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Financial highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
High Yield Fund
CLASS 1
08-31-2017	8.17	0.49	0.17	0.66	(0.53)	—	—	(0.53)	8.30	8.31	0.79		0.78		5.89		339	56
08-31-2016	8.33	0.55	(0.14)	0.41	(0.57)	—	—	(0.57)	8.17	5.60	0.79		0.78		7.10		343	58
08-31-2015	9.63	0.60	(1.23)	(0.63)	(0.67)	—	—	(0.67)	8.33	(6.78)	0.77		0.76		6.72		384	59
08-31-2014	9.31	0.61	0.34	0.95	(0.63)	—	—	(0.63)	9.63	10.53	0.76		0.75		6.44		502	70
08-31-2013	9.12	0.67	0.18	0.85	(0.66)	—	—	(0.66)	9.31	9.56	0.76		0.76		7.12		453	67
CLASS NAV
08-31-2017	8.09	0.49	0.16	0.65	(0.53)	—	—	(0.53)	8.21	8.33	0.74		0.73		5.95		147	56
08-31-2016	8.25	0.55	(0.14)	0.41	(0.57)	—	—	(0.57)	8.09	5.72	0.74		0.73		7.15		185	58
08-31-2015	9.54	0.60	(1.22)	(0.62)	(0.67)	—	—	(0.67)	8.25	(6.69)	0.72		0.71		6.73		214	59
08-31-2014	9.23	0.61	0.34	0.95	(0.64)	—	—	(0.64)	9.54	10.57	0.71		0.70		6.50		447	70
08-31-2013	9.05	0.67	0.17	0.84	(0.66)	—	—	(0.66)	9.23	9.58	0.71		0.71		7.19		646	67
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
International Growth Stock Fund
CLASS NAV
08-31-2017	12.53	0.19	1.29	1.48	(0.18)	—	—	(0.18)	13.83	12.02	0.85		0.84		1.50		821	37
08-31-2016	12.31	0.19	0.40	0.59	(0.16)	(0.21)	—	(0.37)	12.53	4.80	0.85		0.85		1.59		780	23
08-31-2015	14.25	0.20	(1.51)	(1.31)	(0.25)	(0.38)	—	(0.63)	12.31	(9.39)	0.88		0.87		1.49		751	22
08-31-2014	12.14	0.23	2.09	2.32	(0.21)	—	—	(0.21)	14.25	19.26	0.92		0.92		1.68		690	26
08-31-2013	10.89	0.16	1.20	1.36	(0.11)	—	—	(0.11)	12.14	12.53	0.92		0.92		1.37		631	25
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
International Small Cap Fund
CLASS 1
08-31-2017	17.74	0.25	3.53	3.78	(0.27)	—	—	(0.27)	21.25	21.75	1.10		1.09		1.36		88	20
08-31-2016	18.03	0.24	(0.36)	(0.12)	(0.17)	—	—	(0.17)	17.74	(0.69)	1.06	[3]	1.05	[3]	1.30		78	42
08-31-2015	19.47	0.21	(1.55)	(1.34)	(0.10)	—	—	(0.10)	18.03	(6.89)	1.09		1.09		1.14		98	29
08-31-2014	16.87	0.16	2.71	2.87	(0.27)	—	—	(0.27)	19.47	17.10	1.14		1.14		0.84		116	23
08-31-2013	14.22	0.25	2.65	2.90	(0.25)	—	—	(0.25)	16.87	20.57	1.19		1.18		1.52		109	29
CLASS NAV
08-31-2017	17.74	0.26	3.53	3.79	(0.28)	—	—	(0.28)	21.25	21.82	1.05		1.04		1.39		530	20
08-31-2016	18.03	0.25	(0.36)	(0.11)	(0.18)	—	—	(0.18)	17.74	(0.64)	1.01	[3]	1.00	[3]	1.39		536	42
08-31-2015	19.46	0.23	(1.55)	(1.32)	(0.11)	—	—	(0.11)	18.03	(6.79)	1.04		1.04		1.24		696	29
08-31-2014	16.86	0.17	2.71	2.88	(0.28)	—	—	(0.28)	19.46	17.17	1.09		1.09		0.89		581	23
08-31-2013	14.22	0.25	2.65	2.90	(0.26)	—	—	(0.26)	16.86	20.56	1.14		1.13		1.55		512	29
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.01%.

International Strategic Equity Allocation Fund
CLASS NAV
08-31-2017[3]	10.00	0.23	1.59	1.82	(0.03)	(0.01)	—	(0.04)	11.78	18.26 [4]	0.69	[5]	0.56	[5]	2.43	[5]	2,049	112
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Period from 10-17-16 (commencement of operations) to 8-31-17. 4. Not annualized. 5. Annualized.

International Value Fund
CLASS 1
08-31-2017	14.80	0.29	2.09	2.38	(0.36)	—	—	(0.36)	16.82	16.35	0.91		0.90		1.85		206	31
08-31-2016	14.53	0.29	0.25	0.54	(0.27)	—	—	(0.27)	14.80	3.86	0.90		0.90		2.06		186	24
08-31-2015	18.11	0.26	(3.42)	(3.16)	(0.42)	—	—	(0.42)	14.53	(17.54)	0.93		0.92		1.62		205	32
08-31-2014	15.74	0.47	2.16	2.63	(0.26)	—	—	(0.26)	18.11	16.80	0.97		0.96		2.69		281	28
08-31-2013	12.98	0.28	2.80	3.08	(0.32)	—	—	(0.32)	15.74	23.98	0.96		0.96		1.94		251	36
CLASS NAV
08-31-2017	14.76	0.29	2.08	2.37	(0.36)	—	—	(0.36)	16.77	16.38	0.86		0.85		1.85		987	31
08-31-2016	14.49	0.28	0.27	0.55	(0.28)	—	—	(0.28)	14.76	3.93	0.85		0.85		2.06		1,347	24
08-31-2015	18.07	0.27	(3.42)	(3.15)	(0.43)	—	—	(0.43)	14.49	(17.55)	0.88		0.87		1.69		1,569	32
08-31-2014	15.70	0.49	2.15	2.64	(0.27)	—	—	(0.27)	18.07	16.90	0.92		0.91		2.81		1,793	28
08-31-2013	12.94	0.29	2.80	3.09	(0.33)	—	—	(0.33)	15.70	24.11	0.91		0.91		2.00		1,462	36
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Financial highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Investment Quality Bond Fund
CLASS 1
08-31-2017	12.65	0.22		0.04	0.26	(0.50)	(0.09)	—	(0.59)	12.32	2.13	0.76		0.75		1.77		77		51
08-31-2016	12.23	0.29		0.49	0.78	(0.24)	(0.12)	—	(0.36)	12.65	6.51	0.68		0.67		2.39		83		66
08-31-2015	12.57	0.24		(0.23)	0.01	(0.26)	(0.09)	—	(0.35)	12.23	0.11	0.68		0.67		1.92		69		133
08-31-2014	12.24	0.32		0.46	0.78	(0.37)	(0.08)	—	(0.45)	12.57	6.54	0.69		0.68		2.54		57		100
08-31-2013	13.23	0.29		(0.64)	(0.35)	(0.32)	(0.32)	—	(0.64)	12.24	(2.78)	0.68		0.67		2.25		64		72
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Mid Cap Stock Fund
CLASS 1
08-31-2017	18.86	(0.03)		3.40	3.37	—	(0.09)	—	(0.09)	22.14	17.86	0.92		0.91		(0.16)		365		89
08-31-2016	20.57	(0.04)		0.61	0.57	—	(2.28)	—	(2.28)	18.86	3.02	0.92		0.91		(0.23)		340		79
08-31-2015	22.57	(0.06)		1.03	0.97	—	(2.97)	—	(2.97)	20.57	4.81	0.91		0.91		(0.29)		366		79
08-31-2014	21.40	(0.09)		3.97	3.88	—	(2.71)	—	(2.71)	22.57	19.04	0.92		0.91		(0.43)		361		107
08-31-2013	17.68	0.01		4.40	4.41	—	(0.69)	—	(0.69)	21.40	25.79	0.92		0.92		0.07		338		121
CLASS NAV
08-31-2017	19.01	(0.02)		3.43	3.41	—	(0.09)	—	(0.09)	22.33	17.99	0.87		0.86		(0.12)		1,245		89
08-31-2016	20.71	(0.03)		0.61	0.58	—	(2.28)	—	(2.28)	19.01	3.06	0.87		0.86		(0.18)		1,147		79
08-31-2015	22.69	(0.05)		1.04	0.99	—	(2.97)	—	(2.97)	20.71	4.83	0.86		0.86		(0.24)		1,195		79
08-31-2014	21.49	(0.08)		3.99	3.91	—	(2.71)	—	(2.71)	22.69	19.10	0.87		0.86		(0.38)		1,328		107
08-31-2013	17.74	0.02		4.42	4.44	—	(0.69)	—	(0.69)	21.49	25.88	0.87		0.87		0.11		1,145		121
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Mid Value Fund
CLASS NAV
08-31-2017	15.88	0.16		1.52	1.68	(0.14)	(1.42)	—	(1.56)	16.00	10.83	0.99		0.94		0.98		1,224		55
08-31-2016	15.45	0.17		1.94	2.11	(0.20)	(1.48)	—	(1.68)	15.88	15.18	0.99		0.93		1.17		922		56
08-31-2015	18.20	0.15		(0.72)	(0.57)	(0.14)	(2.04)	—	(2.18)	15.45	(3.55)	1.03		0.97		0.88		957		47
08-31-2014	14.94	0.13		3.75	3.88	(0.09)	(0.53)	—	(0.62)	18.20	26.44	1.04		0.98		0.77		1,085		40
08-31-2013	13.05	0.15		2.50	2.65	(0.17)	(0.59)	—	(0.76)	14.94	21.15	1.04		0.99		1.08		789		35
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Multi-Index Lifestyle Aggressive Portfolio
CLASS R6
08-31-2017	10.94	0.18	[4]	1.54	1.72	(0.19)	(0.16)	—	(0.35)	12.31	16.07	0.27	[5]	0.25	[5]	1.57	[4]	—	[6]	13
08-31-2016	10.19	0.16	[4]	0.78	0.94	(0.15)	(0.04)	—	(0.19)	10.94	9.34	0.32	[5]	0.26	[5]	1.44	[4]	—	[6]	14
08-31-2015	10.77	0.21	[4]	(0.63)	(0.42)	(0.14)	(0.02)	—	(0.16)	10.19	(3.97)	0.59	[5]	0.28	[5]	1.93	[4]	—	[6]	14
08-31-2014[3]	10.00	—	[4]	0.77	0.77	—	—	—	—	10.77	7.70 [7]	10.62	[5],[8]	0.38	[5],[8]	(0.04	)[4],[8]	—	[6]	2
CLASS 1
08-31-2017	10.94	0.16	[4]	1.55	1.71	(0.18)	(0.16)	—	(0.34)	12.31	16.04	0.31	[5]	0.29	[5]	1.37	[4]	245		13
08-31-2016	10.19	0.13	[4]	0.81	0.94	(0.15)	(0.04)	—	(0.19)	10.94	9.30	0.35	[5]	0.29	[5]	1.42	[4]	105		14
08-31-2015	10.77	0.10	[4]	(0.51)	(0.41)	(0.15)	(0.02)	—	(0.17)	10.19	(3.93)	0.57	[5]	0.30	[5]	0.97	[4]	45		14
08-31-2014[3]	10.00	—	[4]	0.77	0.77	—	—	—	—	10.77	7.70 [7]	9.53	[5],[8]	0.33	[5],[8]	(0.04	)[4],[8]	5		2
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Period from 12-30-13 (commencement of operations) to 8-31-14. 4. Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 5. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.04% - 0.54%, 0.05% - 0.53%, 0.07% - 0.68%, and 0.08% - 0.65% for the periods ended 8-31-17, 8-31-16, 8-31-15 and 8-31-14, respectively. 6. Less than $500,000. 7. Not annualized. 8. Annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Financial highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]		Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Multi-Index Lifestyle Balanced Portfolio
CLASS R6
08-31-2017	10.78	0.23	[4]	0.80	1.03	(0.23)	(0.10)	—	(0.33)	11.48	9.79		0.36	[5]	0.36	[5]	2.14	[4]	—	[6]	22
08-31-2016	10.17	0.26	[4]	0.59	0.85	(0.22)	(0.02)	—	(0.24)	10.78	8.49		0.37	[5]	0.37	[5]	2.38	[4]	—	[6]	11
08-31-2015	10.64	0.21	[4]	(0.49)	(0.28)	(0.18)	(0.01)	—	(0.19)	10.17	(2.69)		0.57	[5]	0.40	[5]	2.02	[4]	—	[6]	18
08-31-2014[3]	10.00	0.07	[4]	0.60	0.67	(0.03)	—	—	(0.03)	10.64	6.73	[7]	6.84	[5],[8]	0.50	[5],[8]	1.00	[4],[8]	—	[6]	2
CLASS 1
08-31-2017	10.78	0.21	[4]	0.81	1.02	(0.22)	(0.10)	—	(0.32)	11.48	9.75		0.40	[5]	0.40	[5]	1.90	[4]	719		22
08-31-2016	10.17	0.20	[4]	0.64	0.84	(0.21)	(0.02)	—	(0.23)	10.78	8.44		0.41	[5]	0.41	[5]	2.09	[4]	350		11
08-31-2015	10.64	0.17	[4]	(0.45)	(0.28)	(0.18)	(0.01)	—	(0.19)	10.17	(2.67)		0.50	[5]	0.41	[5]	1.58	[4]	141		18
08-31-2014[3]	10.00	0.05	[4]	0.62	0.67	(0.03)	—	—	(0.03)	10.64	6.74	[7]	5.74	[5],[8]	0.45	[5],[8]	0.66	[4],[8]	9		2
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Period from 12-30-13 (commencement of operations) to 8-31-14. 4. Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 5. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.04% - 0.65%, 0.05% - 0.65%, 0.07% - 0.68%, and 0.08% - 0.65% for the periods ended 8-31-17, 8-31-16, 8-31-15 and 8-31-14, respectively. 6. Less than $500,000. 7. Not annualized. 8. Annualized.

Multi-Index Lifestyle Conservative Portfolio
CLASS R6
08-31-2017	10.65	0.24	[5]	0.17	0.41	(0.24)	(0.07)	—	(0.31)	10.75	3.95		0.55	[4]	0.50	[4]	2.32	[5]	—	[6]	36
08-31-2016	10.13	0.30	[5]	0.47	0.77	(0.24)	(0.01)	—	(0.25)	10.65	7.71		0.60	[4]	0.50	[4]	2.72	[5]	—	[6]	21
08-31-2015	10.49	0.22	[5]	(0.38)	(0.16)	(0.19)	(0.01)	—	(0.20)	10.13	(1.57)		1.08	[4]	0.52	[4]	2.12	[5]	—	[6]	18
08-31-2014[3]	10.00	0.14	[5]	0.41	0.55	(0.06)	—	—	(0.06)	10.49	5.55	[7]	19.53	[4],[8]	0.63	[4],[8]	1.99	[5],[8]	—	[6]	11
CLASS 1
08-31-2017	10.65	0.23	[5]	0.16	0.39	(0.23)	(0.07)	—	(0.30)	10.74	3.82		0.59	[4]	0.54	[4]	2.19	[5]	130		36
08-31-2016	10.13	0.22	[5]	0.54	0.76	(0.23)	(0.01)	—	(0.24)	10.65	7.68		0.63	[4]	0.53	[4]	2.43	[5]	74		21
08-31-2015	10.49	0.22	[5]	(0.38)	(0.16)	(0.19)	(0.01)	—	(0.20)	10.13	(1.56)		1.07	[4]	0.53	[4]	2.12	[5]	29		18
08-31-2014[3]	10.00	0.09	[5]	0.47	0.56	(0.07)	—	—	(0.07)	10.49	5.57	[7]	18.44	[4],[8]	0.58	[4],[8]	1.29	[5],[8]	2		11
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Period from 12-30-13 (commencement of operations) to 8-31-14. 4. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held was as follows: 0.05% - 0.65%, 0.06% - 0.65%, 0.07% - 0.68%, and 0.08% - 0.65% for the periods ended 8-31-17, 8-31-16, 8-31-15 and 8-31-14, respectively. 5. Net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 6. Less than $500,000. 7. Not annualized. 8. Annualized.

Multi-Index Lifestyle Growth Portfolio
CLASS R6
08-31-2017	10.97	0.22	[4]	1.15	1.37	(0.20)	(0.12)	—	(0.32)	12.02	12.82		0.31	[5]	0.31	[5]	1.90	[4]	1		15
08-31-2016	10.25	0.22	[4]	0.69	0.91	(0.16)	(0.03)	—	(0.19)	10.97	8.95		0.32	[5]	0.32	[5]	2.01	[4]	1		11
08-31-2015	10.71	0.09	[4]	(0.41)	(0.32)	(0.13)	(0.01)	—	(0.14)	10.25	(3.04)		0.44	[5]	0.32	[5]	0.84	[4]	1		11
08-31-2014[3]	10.00	0.03	[4]	0.68	0.71	—	—	—	—	10.71	7.10	[6]	6.32	[5],[7]	0.44	[5],[7]	0.43	[4],[7]	—	[8]	21
CLASS 1
08-31-2017	10.96	0.19	[4]	1.18	1.37	(0.20)	(0.12)	—	(0.32)	12.01	12.78		0.34	[5]	0.34	[5]	1.67	[4]	611		15
08-31-2016	10.24	0.16	[4]	0.75	0.91	(0.16)	(0.03)	—	(0.19)	10.96	8.92		0.36	[5]	0.35	[5]	1.71	[4]	277		11
08-31-2015	10.71	0.13	[4]	(0.45)	(0.32)	(0.14)	(0.01)	—	(0.15)	10.24	(3.05)		0.46	[5]	0.35	[5]	1.19	[4]	116		11
08-31-2014[3]	10.00	0.02	[4]	0.69	0.71	—	—	—	—	10.71	7.10	[6]	5.22	[5],[7]	0.39	[5],[7]	0.29	[4],[7]	10		21
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Period from 12-30-13 (commencement of operations) to 8-31-14. 4. Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 5. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.04% - 0.65%, 0.05% - 0.65%, 0.07% - 0.68%, and 0.08% - 0.65% for the periods ended 8-31-17, 8-31-16, 8-31-15 and 8-31-14, respectively. 6. Not annualized. 7. Annualized. 8. Less than $500,000.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Financial highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Multi-Index Lifestyle Moderate Portfolio
CLASS R6
08-31-2017	10.67	0.25	[4]	0.45	0.70	(0.23)	(0.06)	—	(0.29)	11.08	6.75	0.47	[5]	0.44	[5]	2.30	[4]	1		24
08-31-2016	10.12	0.26	[4]	0.55	0.81	(0.24)	(0.02)	—	(0.26)	10.67	8.17	0.51	[5]	0.44	[5]	2.53	[4]	1		15
08-31-2015	10.55	0.22	[4]	(0.45)	(0.23)	(0.19)	(0.01)	—	(0.20)	10.12	(2.25)	0.88	[5]	0.45	[5]	2.14	[4]	1		16
08-31-2014[3]	10.00	0.11	[4]	0.49	0.60	(0.05)	—	—	(0.05)	10.55	5.97 [6]	16.64	[5],[7]	0.57	[5],[7]	1.54	[4],[7]	—	[8]	6
CLASS 1
08-31-2017	10.67	0.23	[4]	0.46	0.69	(0.23)	(0.06)	—	(0.29)	11.07	6.61	0.50	[5]	0.47	[5]	2.10	[4]	198		24
08-31-2016	10.12	0.22	[4]	0.59	0.81	(0.24)	(0.02)	—	(0.26)	10.67	8.13	0.55	[5]	0.47	[5]	2.37	[4]	88		15
08-31-2015	10.54	0.21	[4]	(0.43)	(0.22)	(0.19)	(0.01)	—	(0.20)	10.12	(2.15)	0.81	[5]	0.47	[5]	1.99	[4]	43		16
08-31-2014[3]	10.00	0.09	[4]	0.50	0.59	(0.05)	—	—	(0.05)	10.54	5.90 [6]	15.54	[5],[7]	0.52	[5],[7]	1.32	[4],[7]	2		6
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Period from 12-30-13 (commencement of operations) to 8-31-14. 4. Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 5. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.04% - 0.65%, 0.05% - 0.65%, 0.07% - 0.68%, and 0.08% - 0.65% for the periods ended 8-31-17, 8-31-16, 8-31-15 and 8-31-14, respectively. 6. Not annualized. 7. Annualized. 8. Less than $500,000.

Real Estate Equity Fund
CLASS NAV
08-31-2017	12.27	0.13		(0.60)	(0.47)	(0.23)	(1.28)	—	(1.51)	10.29	(3.54)	0.94		0.89		1.23		222		16
08-31-2016	11.37	0.23	[3]	2.12	2.35	(0.18)	(1.27)	—	(1.45)	12.27	21.93	0.93		0.88		1.99	[3]	220		14
08-31-2015	11.53	0.16		0.15	0.31	(0.16)	(0.31)	—	(0.47)	11.37	2.38	0.92		0.88		1.29		229		17
08-31-2014	9.39	0.13		2.16	2.29	(0.15)	—	—	(0.15)	11.53	24.75	0.93		0.88		1.27		260		15
08-31-2013	9.60	0.16		(0.25)	(0.09)	(0.12)	—	—	(0.12)	9.39	(0.98)	0.93		0.88		1.66		213		11
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income per share and the percentage of average net assets reflect special dividends received by the fund, which amounted to $0.07 and 0.52%, respectively.

Real Estate Securities Fund
CLASS 1
08-31-2017	14.95	0.28		(0.52)	(0.24)	(0.50)	(1.09)	—	(1.59)	13.12	(0.86)	0.79		0.79		2.09		502		159
08-31-2016	13.39	0.45	[3]	2.79	3.24	(0.27)	(1.41)	—	(1.68)	14.95	25.93	0.79		0.78		3.20	[3]	665		141
08-31-2015	14.68	0.23		(0.15)	0.08	(0.25)	(1.12)	—	(1.37)	13.39	(0.30)	0.79		0.78		1.57		521		169
08-31-2014	13.41	0.26		2.64	2.90	(0.31)	(1.32)	—	(1.63)	14.68	24.28	0.79		0.78		1.89		567		108
08-31-2013	15.26	0.27		(0.48)	(0.21)	(0.26)	(1.38)	—	(1.64)	13.41	(1.60)	0.79		0.79		1.81		507		111
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income per share and the percentage of average net assets reflect special dividends received by the fund, which amounted to $0.12 and 0.88%, respectively.

Real Return Bond Fund
CLASS 1
08-31-2017	11.49	0.21		(0.09)	0.12	(0.29)	—	—	(0.29)	11.32	1.10	0.89		0.88		1.89		79		81
08-31-2016	11.15	0.09		0.40	0.49	(0.15)	—	—	(0.15)	11.49	4.42	0.81		0.80		0.82		83		58
08-31-2015	11.96	0.04		(0.57)	(0.53)	(0.28)	—	—	(0.28)	11.15	(4.51)	0.83		0.82		0.36		86		52
08-31-2014	11.49	0.25		0.49	0.74	(0.27)	—	—	(0.27)	11.96	6.50	0.81		0.80		2.12		103		40
08-31-2013	13.18	0.25		(1.26)	(1.01)	(0.38)	(0.30)	—	(0.68)	11.49	(8.04)	0.82		0.82		1.99		122		44
CLASS NAV
08-31-2017	11.35	0.21		(0.08)	0.13	(0.30)	—	—	(0.30)	11.18	1.16	0.84		0.83		1.92		1,148		81
08-31-2016	11.01	0.16		0.33	0.49	(0.15)	—	—	(0.15)	11.35	4.50	0.76		0.75		1.49		909		58
08-31-2015	11.82	0.07		(0.60)	(0.53)	(0.28)	—	—	(0.28)	11.01	(4.54)	0.78		0.77		0.58		479		52
08-31-2014	11.35	0.26		0.49	0.75	(0.28)	—	—	(0.28)	11.82	6.62	0.76		0.75		2.27		456		40
08-31-2013	13.03	0.26		(1.25)	(0.99)	(0.39)	(0.30)	—	(0.69)	11.35	(8.02)	0.77		0.77		2.08		434		44
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Science & Technology Fund
CLASS NAV
08-31-2017	11.75	(0.02)		3.17	3.15	(0.02)	(1.03)	—	(1.05)	13.85	29.39	1.07		1.03		(0.13)		355		93
08-31-2016	12.56	0.02		2.03	2.05	—	(2.86)	—	(2.86)	11.75	18.08	1.07		1.02		0.18		766		98
08-31-2015	14.54	(0.04)		0.06	0.02	—	(2.00)	—	(2.00)	12.56	(0.23)	1.05		1.01		(0.29)		829		113
08-31-2014	11.23	(0.02)		3.59	3.57	(0.01)	(0.25)	—	(0.26)	14.54	32.14	1.05		1.01		(0.17)		1,026		97
08-31-2013[3]	10.00	(0.01)		1.24	1.23	—	—	—	—	11.23	12.30 [4]	1.11	[5]	1.07	[5]	(0.09)[5]		873		45
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Period from 2-14-13 (commencement of operations) to 8-31-13. 4. Not annualized. 5. Annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Financial highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Short Term Government Income Fund
CLASS NAV
08-31-2017	9.65	0.08	(0.07)	0.01	(0.15)	—	—	(0.15)	9.51	0.16	0.63	0.61	0.85	275	68
08-31-2016	9.70	0.07	0.03	0.10	(0.15)	—	—	(0.15)	9.65	1.03	0.62	0.62	0.75	313	72
08-31-2015	9.79	0.06	0.01	0.07	(0.16)	—	—	(0.16)	9.70	0.76	0.62	0.61	0.61	226	31
08-31-2014	9.79	0.07	0.06	0.13	(0.13)	—	—	(0.13)	9.79	1.36	0.62	0.62	0.67	232	53
08-31-2013	10.07	0.05	(0.17)	(0.12)	(0.16)	—	—	(0.16)	9.79	(1.25)	0.64	0.63	0.49	227	54
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Small Cap Growth Fund
CLASS NAV
08-31-2017	7.92	(0.04)	1.51	1.47	—	—	—	—	9.39	18.56	1.11	1.10	(0.43)	238	101
08-31-2016	9.91	(0.04)	(0.69)	(0.73)	—	(1.26)	—	(1.26)	7.92	(7.44)	1.11	1.11	(0.48)	203	100
08-31-2015	11.06	(0.06)	0.22	0.16	—	(1.31)	—	(1.31)	9.91	1.14	1.10	1.09	(0.56)	213	93
08-31-2014	10.22	(0.09)	2.03	1.94	—	(1.10)	—	(1.10)	11.06	19.49	1.11	1.10	(0.83)	240	100
08-31-2013	8.59	(0.03)	2.20	2.17	—	(0.54)	—	(0.54)	10.22	26.90	1.12	1.12	(0.27)	211	122
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Small Company Growth Fund
CLASS NAV
08-31-2017	18.44	(0.05)	3.01	2.96	—	(1.09)	—	(1.09)	20.31	16.79	1.06	1.05	(0.29)	229	39
08-31-2016	19.94	(0.03)	0.57	0.54	—	(2.04)	—	(2.04)	18.44	3.42	1.06	1.05	(0.17)	179	26
08-31-2015	21.16	(0.07)	1.14	1.07	—	(2.29)	—	(2.29)	19.94	5.26	1.05	1.04	(0.32)	188	30
08-31-2014	18.26	(0.03)	3.86	3.83	—	(0.93)	—	(0.93)	21.16	21.25	1.06	1.05	(0.14)	204	33
08-31-2013	14.76	0.02	3.98	4.00	(0.03)	(0.47)	—	(0.50)	18.26	27.81	1.07	1.07	0.13	176	30
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Small Company Value Fund
CLASS 1
08-31-2017	28.49	0.13	4.01	4.14	(0.23)	(3.36)	—	(3.59)	29.04	14.65	1.15	1.09	0.44	81	22
08-31-2016	32.83	0.23	3.68	3.91	(0.30)	(7.95)	—	(8.25)	28.49	15.69	1.14	1.08	0.82	84	29
08-31-2015	37.30	0.30	(1.53)	(1.23)	(0.23)	(3.01)	—	(3.24)	32.83	(3.69)	1.13	1.07	0.87	85	31
08-31-2014	32.79	0.15	4.60	4.75	(0.05)	(0.19)	—	(0.24)	37.30	14.48	1.12	1.06	0.42	110	20
08-31-2013	27.07	0.30	5.98	6.28	(0.56)	—	—	(0.56)	32.79	23.51	1.13	1.07	0.98	118	10
CLASS NAV
08-31-2017	28.46	0.14	4.01	4.15	(0.24)	(3.36)	—	(3.60)	29.01	14.72	1.10	1.04	0.49	171	22
08-31-2016	32.82	0.24	3.67	3.91	(0.32)	(7.95)	—	(8.27)	28.46	15.70	1.09	1.03	0.87	186	29
08-31-2015	37.28	0.32	(1.52)	(1.20)	(0.25)	(3.01)	—	(3.26)	32.82	(3.61)	1.08	1.02	0.93	198	31
08-31-2014	32.77	0.17	4.60	4.77	(0.07)	(0.19)	—	(0.26)	37.28	14.54	1.07	1.01	0.47	281	20
08-31-2013	27.05	0.32	5.98	6.30	(0.58)	—	—	(0.58)	32.77	23.58	1.08	1.02	1.03	236	10
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Strategic Equity Allocation Fund
CLASS NAV
08-31-2017	13.14	0.24	1.85	2.09	(0.24)	(1.00)	—	(1.24)	13.99	17.12	0.66	0.53	1.78	7,636	67
08-31-2016	12.88	0.23	0.79	1.02	(0.21)	(0.55)	—	(0.76)	13.14	8.25	0.67	0.53	1.83	7,139	47
08-31-2015	13.96	0.23	(0.72)	(0.49)	(0.24)	(0.35)	—	(0.59)	12.88	(3.71)	0.66	0.53	1.67	6,118	32
08-31-2014	11.82	0.23	2.31	2.54	(0.20)	(0.20)	—	(0.40)	13.96	21.80	0.66	0.52	1.79	5,942	19
08-31-2013	10.21	0.21	1.54	1.75	(0.13)	(0.01)	—	(0.14)	11.82	17.28	0.66	0.50	1.84	4,417	10
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Total Return Fund
CLASS NAV
08-31-2017	13.78	0.29	0.06	0.35	(0.33)	—	—	(0.33)	13.80	2.64	0.72	0.64	2.18	2,315	38
08-31-2016	13.67	0.30	0.36	0.66	(0.46)	(0.09)	—	(0.55)	13.78	4.91	0.72	0.68	2.26	2,000	31
08-31-2015	13.96	0.28	(0.09)	0.19	(0.45)	(0.03)	—	(0.48)	13.67	1.46	0.71	0.68	2.06	1,849	63
08-31-2014	13.68	0.22	0.52	0.74	(0.27)	(0.19)	—	(0.46)	13.96	5.52	0.72	0.69	1.56	2,178	130
08-31-2013	14.65	0.23	(0.44)	(0.21)	(0.43)	(0.33)	—	(0.76)	13.68	(1.56)	0.74	0.73	1.61	2,226	205
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Financial highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
U.S. High Yield Bond Fund
CLASS 1
08-31-2017	11.15	0.61	0.31	0.92	(0.66)	—	—	(0.66)	11.41	8.53	0.88		0.87		5.42		84	68
08-31-2016	11.20	0.64	0.02	0.66	(0.71)	—	—	(0.71)	11.15	6.50	0.85		0.84		6.01		80	59
08-31-2015	12.59	0.66	(0.82)	(0.16)	(0.75)	(0.48)	—	(1.23)	11.20	(1.29)	0.83		0.82		5.61		87	40
08-31-2014	12.49	0.70	0.44	1.14	(0.80)	(0.24)	—	(1.04)	12.59	9.60	0.82		0.81		5.59		95	54
08-31-2013	12.83	0.76	(0.16)	0.60	(0.79)	(0.15)	—	(0.94)	12.49	4.78	0.81		0.81		5.95		92	61
CLASS NAV
08-31-2017	11.14	0.62	0.30	0.92	(0.66)	—	—	(0.66)	11.40	8.59	0.83		0.82		5.52		212	68
08-31-2016	11.19	0.64	0.03	0.67	(0.72)	—	—	(0.72)	11.14	6.56	0.80		0.80		6.03		281	59
08-31-2015	12.58	0.67	(0.82)	(0.15)	(0.76)	(0.48)	—	(1.24)	11.19	(1.24)	0.78		0.77		5.65		261	40
08-31-2014	12.48	0.71	0.44	1.15	(0.81)	(0.24)	—	(1.05)	12.58	9.66	0.77		0.76		5.64		391	54
08-31-2013	12.82	0.77	(0.16)	0.61	(0.80)	(0.15)	—	(0.95)	12.48	4.84	0.76		0.76		6.00		605	61
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
U.S. Strategic Equity Allocation Fund
CLASS NAV
08-31-2017[3]	10.00	0.15	1.46	1.61	(0.04)	—	—	(0.04)	11.57	16.08 [4]	0.66	[5]	0.53	[5]	1.45	[5]	1,955	119
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Period 9-26-16 (commencement of operations) to 8-31-17. 4. Not annualized. 5. Annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Notes to financial statements

1.  ORGANIZATION John Hancock Funds II (the Trust) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). It is a series company with multiple investment series (the funds), thirty-three of which are presented in this report.

Multi-Index Lifestyle Aggressive Portfolio, Multi-Index Lifestyle Balanced Portfolio, Multi-Index Lifestyle Conservative Portfolio, Multi-Index Lifestyle Growth Portfolio and Multi-Index Lifestyle Moderate Portfolio (collectively, the Multi-Index Lifestyle Portfolios, formerly, Lifestyle II Portfolios) operate as “funds-of-funds” investing in shares of mutual funds (underlying funds). The accounting policies of the John Hancock underlying funds in which the funds invest are outlined in the underlying funds’ shareholder reports, which include the underlying funds’ financial statements, available without charge by calling 800-344-1029 or visiting jhinvestments.com, on the Securities and Exchange Commission (SEC) website at sec.gov or at the SEC’s public reference room in Washington, D.C.

The funds may offer multiple classes of shares. The shares currently offered by the Trust are detailed in the Statements of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation (MFC). Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Investment Quality Bond Fund liquidated Class NAV shares on March 15, 2017.

Effective September 26, 2016, U.S. Strategic Equity Allocation commenced operations.

Effective October 17, 2016, International Strategic Equity Allocation commenced operations.

Effective February 1, 2017, the Lifestyle II Portfolios changed their name as follows:

New Portfolio Name	Former Portfolio Name
Multi-Index Lifestyle Aggressive Portfolio	Lifestyle II Aggressive Portfolio
Multi-Index Lifestyle Balanced Portfolio	Lifestyle II Balanced Portfolio
Multi-Index Lifestyle Conservative Portfolio	Lifestyle II Conservative Portfolio
Multi-Index Lifestyle Growth Portfolio	Lifestyle II Growth Portfolio
Multi-Index Lifestyle Moderate Portfolio	Lifestyle II Moderate Portfolio

2.   SIGNIFICANT ACCOUNTING POLICIES The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The funds qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the funds:

Security valuation.  Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the funds’ Valuation Policies and Procedures.

In order to value the securities, the funds use the following valuation techniques: Equity securities, including exchange-traded funds (ETFs), held by the funds are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Except for investments in ETFs, investments by the funds in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option trades. Swaps and unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign index futures that trade in the electronic trading market subsequent to the close of regular trading and have sufficient liquidity will be valued at the last traded price in the electronic trading market as of 4:00 p.m. ET. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the funds’ Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the funds’ Pricing Committee, following procedures established by the Board of Trustees. The funds use fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The funds use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

when market prices are not readily available or reliable, including the funds’ own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of August 31, 2017, all investments of Multi-Index Lifestyle Aggressive Portfolio, Multi-Index Lifestyle Balanced Portfolio, Multi-Index Lifestyle Conservative Portfolio, Multi-Index Lifestyle Growth Portfolio, Multi-Index Lifestyle Moderate Portfolio, Real Estate Equity Fund, Real Estate Securities Fund, Small Company Growth Fund and Small Company Value Fund are categorized as Level 1 under the hierarchy described above.

All investments of Asia Pacific Total Return Bond Fund are categorized as Level 2 under the hierarchy described above, except for futures, which are categorized as Level 1.

All investments of Core Bond Fund are categorized as Level 2 under the hierarchy described above, except for securities lending collateral and money market funds, which are categorized as Level 1.

All investments of Investment Quality Bond Fund are categorized as Level 2 under the hierarchy described above, except for securities lending collateral and futures, which are categorized as Level 1.

The following is a summary of the values by input classification of the remaining funds’ investments as of August 31, 2017, by major security category or type:

	Total Value at 8-31-17	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Capital Appreciation Fund
Common stocks
Consumer discretionary	$387,169,700	$330,693,316	$56,476,384	—
Consumer staples	55,902,916	55,902,916	—	—
Energy	13,955,476	13,955,476	—	—
Financials	50,295,786	50,295,786	—	—
Health care	218,575,288	218,575,288	—	—
Industrials	83,909,010	83,909,010	—	—
Information technology	933,508,359	873,772,479	59,735,880	—
Materials	22,302,737	22,302,737	—	—
Real estate	23,921,213	23,921,213	—	—
Securities lending collateral	28,235,800	28,235,800	—	—
Short-term investments	17,717,270	17,717,270	—	—
Total investments in securities	$1,835,493,555	$1,719,281,291	$116,212,264	—

Capital Appreciation Value Fund
Common stocks
Consumer discretionary	$160,078,400	$160,078,400	—	—
Consumer staples	115,306,070	94,874,753	$20,431,317	—
Energy	28,911,964	16,624,308	12,287,656	—
Financials	138,496,925	138,496,925	—	—
Health care	315,328,194	307,442,579	7,885,615	—
Industrials	87,627,156	79,034,509	8,592,647	—
Information technology	252,453,433	252,453,433	—	—
Materials	6,218,365	6,218,365	—	—
Real estate	39,917,654	39,917,654	—	—
Utilities	30,166,540	30,166,540	—	—
Preferred securities	67,987,005	67,987,005	—	—
Corporate bonds	378,601,710	—	378,601,710	—
Term loans	23,266,525	—	23,266,525	—
Securities lending collateral	11,435,581	11,435,581	—	—
Short-term investments	232,105,344	232,105,344	—	—
Total investments in securities	$1,887,900,866	$1,436,835,396	$451,065,470	—
Other financial instruments:
Written options	($11,962,064)	($17,600)	($11,944,464)	—

Fundamental Global Franchise Fund
Common stocks
Belgium	$34,660,547	—	$34,660,547	—
France	30,698,348	—	30,698,348	—
Ireland	9,941,879	—	9,941,879	—
Italy	23,149,990	$23,149,990	—	—
Netherlands	46,351,994	—	46,351,994	—
Switzerland	27,914,340	—	27,914,340	—
United Kingdom	58,191,883	11,054,662	47,137,221	—
United States	276,194,655	276,194,655	—	—
Short-term investments	31,717,559	31,717,559	—	—
Total investments in securities	$538,821,195	$342,116,866	$196,704,329	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Value at 8-31-17	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Global Bond Fund
U.S. Government and Agency obligations	$61,337,701	—	$61,337,701	—
Foreign government obligations	74,033,903	—	74,033,903	—
Corporate bonds	146,213,502	—	146,213,502	—
Municipal bonds	4,088,889	—	4,088,889	—
Term loans	1,781,120	—	1,781,120	—
Collateralized mortgage obligations	54,699,623	—	54,699,623	—
Asset backed securities	20,848,819	—	20,848,819	—
Common stocks	29,113	$29,113	—	—
Preferred securities	155,310	155,310	—	—
Escrow shares	472,200	—	472,200	—
Purchased options	122,405	12,715	109,690	—
Short-term investments	24,000,545	—	24,000,545	—
Total investments in securities	$387,783,130	$197,138	$387,585,992	—
Sale commitments outstanding	($322,706)	—	($322,706)	—
Other financial instruments:
Futures	$45,510	$45,510	—	—
Forward foreign currency contracts	(3,930,933)	—	($3,930,933)	—
Written options	(93,476)	(13,800)	(79,676)	—
Interest rate swaps	168,911	—	168,911	—
Credit default swaps	(1,451,477)	—	(1,449,651)	($1,826)
Currency swaps	2,570,759	—	2,570,759	—
Volatility swaps	(5,667)	—	(5,667)	—

Global Real Estate Fund
Common stocks
Australia	$14,111,699	—	$14,111,699	—
Austria	2,096,308	—	2,096,308	—
Canada	6,200,518	$6,200,518	—	—
France	9,777,344	—	9,777,344	—
Germany	8,480,082	—	8,480,082	—
Hong Kong	18,273,666	—	18,273,666	—
Ireland	1,789,691	—	1,789,691	—
Japan	24,168,199	—	24,168,199	—
Malta	87,734	—	—	$87,734
Netherlands	2,518,922	2,518,922	—	—
Singapore	5,455,541	—	5,455,541	—
Spain	2,335,432	—	2,335,432	—
Sweden	3,756,615	—	3,756,615	—
Switzerland	1,676,310	—	1,676,310	—
United Kingdom	12,185,510	—	12,185,510	—
United States	126,372,830	126,372,830	—	—
Securities lending collateral	3,860,552	3,860,552	—	—
Total investments in securities	$243,146,953	$138,952,822	$104,106,397	$87,734

Health Sciences Fund
Common stocks
Consumer discretionary	$137,537	—	—	$137,537
Consumer staples	3,596,299	$3,596,299	—	—
Health care	314,006,423	304,003,263	$9,515,273	487,887
Preferred securities
Consumer discretionary	307,115	—	—	307,115
Health care	1,667,833	1,667,833	—	—
Information technology	375,417	—	—	375,417
Convertible bonds	508,141	—	508,141	—
Rights	16,120	16,120	—	—
Purchased options	32,715	32,715	—	—
Short-term investments	3,241,906	3,241,906	—	—
Total investments in securities	$323,889,506	$312,558,136	$10,023,414	$1,307,956

High Yield Fund
Foreign government obligations	$5,384,543	—	$5,384,543	—
Corporate bonds	433,191,427	—	430,798,954	$2,392,473
Convertible bonds	4,998,451	—	4,998,451	—
Term loans	14,784,585	—	14,346,274	438,311
Collateralized mortgage obligations	2,215,056	—	2,215,056	—
Common stocks	7,848,359	—	3,719,844	4,128,515

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Value at 8-31-17	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
High Yield Fund (continued)
Preferred securities	$6,307,223	$3,267,612	$2,686,919	$352,692
Escrow certificates	1,134	—	—	1,134
Securities lending collateral	13,875,443	13,875,443	—	—
Short-term investments	1,715,383	1,715,383	—	—
Total investments in securities	$490,321,604	$18,858,438	$464,150,041	$7,313,125
Other financial instruments:
Futures	$32,060	$32,060	—	—
Forward foreign currency contracts	130,519	—	$130,519	—

International Growth Stock Fund
Common stocks
Australia	$37,600,016	—	$37,600,016	—
Brazil	52,908,160	$52,908,160	—	—
Canada	69,284,390	69,284,390	—	—
China	6,972,173	6,972,173	—	—
Denmark	15,721,865	—	15,721,865	—
France	34,980,532	—	34,980,532	—
Germany	81,891,163	—	81,891,163	—
Hong Kong	29,552,026	—	29,552,026	—
Israel	5,580,468	5,580,468	—	—
Italy	9,047,503	—	9,047,503	—
Japan	52,138,738	—	52,138,738	—
Mexico	23,630,766	23,630,766	—	—
Netherlands	21,760,993	—	21,760,993	—
Singapore	13,245,053	—	13,245,053	—
South Korea	20,529,894	—	20,529,894	—
Spain	12,550,951	—	12,550,951	—
Sweden	23,400,945	—	23,400,945	—
Switzerland	57,386,531	—	57,386,531	—
Taiwan	20,829,564	—	20,829,564	—
Thailand	14,367,389	—	14,367,389	—
Turkey	9,257,219	—	9,257,219	—
United Kingdom	127,757,779	—	127,757,779	—
United States	20,851,988	20,851,988	—	—
Rights	85,642	85,642	—	—
Short-term investments	31,436,023	31,436,023	—	—
Total investments in securities	$792,767,771	$210,749,610	$582,018,161	—

International Small Cap Fund
Common stocks
Belgium	$13,364,896	—	$13,364,896	—
Brazil	10,201,685	$10,201,685	—	—
Canada	50,293,562	50,293,562	—	—
China	26,784,945	1,836,417	24,948,528	—
Finland	20,958,731	—	20,958,731	—
France	1,617,904	—	1,617,904	—
Germany	19,810,359	—	19,810,359	—
Hong Kong	26,747,118	—	26,747,118	—
India	13,770,054	—	13,770,054	—
Italy	30,796,330	—	30,796,330	—
Japan	117,897,254	—	117,897,254	—
Luxembourg	16,207,040	—	16,207,040	—
Netherlands	35,399,224	—	35,399,224	—
Norway	10,557,584	—	10,557,584	—
Philippines	2,910,636	—	2,910,636	—
Poland	5,802,015	—	5,802,015	—
Singapore	742,948	—	—	$742,948
South Korea	21,142,623	—	21,142,623	—
Spain	7,739,732	—	7,739,732	—
Sweden	23,292,415	—	23,292,415	—
Switzerland	31,126,907	6,157,642	24,969,265	—
Taiwan	29,078,686	—	29,078,686	—
Thailand	1,541,576	—	1,541,576	—
Turkey	1,928,449	1,928,449	—	—
United Kingdom	62,063,325	5,513,986	56,549,339	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Value at 8-31-17	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
International Small Cap Fund (continued)
Preferred securities	$3,981,498	$3,981,498	—	—
Exchange-traded funds	5,716,776	5,716,776	—	—
Securities lending collateral	34,976,780	34,976,780	—	—
Short-term investments	19,800,000	—	$19,800,000	—
Total investments in securities	$646,251,052	$120,606,795	$524,901,309	$742,948

International Strategic Equity Allocation Fund
Common stocks
Australia	$83,170,167	—	$83,170,167	—
Austria	7,702,158	—	7,702,158	—
Belgium	18,672,056	—	18,672,056	—
Brazil	25,483,525	$25,483,525	—	—
Canada	151,004,275	151,004,275	—	—
Chile	9,760,221	—	9,760,221	—
China	96,233,020	28,174,707	68,058,313	—
Colombia	1,675,884	1,675,884	—	—
Czech Republic	657,236	—	657,236	—
Denmark	51,634,661	—	51,634,661	—
Finland	17,158,731	—	17,158,731	—
France	166,868,481	—	166,868,481	—
Germany	168,439,593	—	168,439,593	—
Hong Kong	69,085,269	616,795	68,468,474	—
Hungary	1,707,181	—	1,707,181	—
Indonesia	13,325,795	—	13,325,795	—
Ireland	8,414,397	934,717	7,479,680	—
Israel	2,728,790	899,261	1,829,529	—
Italy	29,466,496	—	29,466,496	—
Japan	336,736,287	—	335,356,206	$1,380,081
Jersey, Channel Islands	323,017	—	323,017	—
Jordan	83,539	—	83,539	—
Luxembourg	5,205,027	—	5,205,027	—
Macau	1,850,159	—	1,850,159	—
Malaysia	13,302,629	—	13,302,629	—
Malta	153,952	—	153,952	—
Mexico	25,209,877	25,054,467	155,410	—
Netherlands	41,296,612	3,230,651	38,065,961	—
New Zealand	2,027,688	—	2,027,688	—
Norway	3,030,244	—	3,030,244	—
Peru	1,499,148	1,499,148	—	—
Philippines	4,602,685	—	4,602,685	—
Poland	7,350,009	—	7,350,009	—
Portugal	2,225,413	—	2,225,413	—
Romania	800,137	800,137	—	—
Singapore	31,565,106	—	31,565,106	—
South Africa	31,949,617	—	31,949,617	—
South Korea	81,853,725	221,579	81,632,146	—
Spain	44,191,553	—	44,191,553	—
Sweden	47,982,405	—	47,982,405	—
Switzerland	129,696,209	—	129,696,209	—
Taiwan	69,720,887	—	69,720,887	—
Thailand	9,228,829	—	9,228,829	—
Turkey	5,209,186	—	5,209,186	—
United Kingdom	86,974,071	—	86,974,071	—
United States	1,972,140	1,512,642	459,498	—
Preferred securities
Brazil	16,698,922	16,698,922	—	—
Chile	987,856	—	987,856	—
Colombia	927,202	927,202	—	—
Germany	9,584,941	—	9,584,941	—
South Korea	4,664,330	—	4,664,330	—
Exchange-traded funds	48,994,972	48,994,972	—	—
Rights	8,753	8,753	—	—
Securities lending collateral	38,516,467	38,516,467	—	—
Short-term investments	47,367,766	—	47,367,766	—
Total investments in securities	$2,076,979,296	$346,254,104	$1,729,345,111	$1,380,081
Other financial instruments:
Futures	$1,281,759	$1,281,759	—	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Value at 8-31-17	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
International Value Fund
Common stocks
Canada	$103,127,398	$103,127,398	—	—
China	94,534,790	33,965,767	$60,569,023	—
France	77,257,687	—	77,257,687	—
Germany	77,528,117	—	77,528,117	—
Hong Kong	49,795,058	—	49,795,058	—
India	11,844,010	—	11,844,010	—
Ireland	5,417,227	—	5,417,227	—
Israel	14,135,780	14,135,780	—	—
Italy	17,695,199	—	17,695,199	—
Japan	128,955,625	—	128,955,625	—
Luxembourg	12,903,657	—	12,903,657	—
Netherlands	98,975,439	—	98,975,439	—
Norway	21,226,504	—	21,226,504	—
Singapore	26,922,451	180,180	26,742,271	—
South Korea	121,064,497	18,370,045	102,694,452	—
Sweden	6,476,212	—	6,476,212	—
Switzerland	46,507,667	—	46,507,667	—
Taiwan	28,486,725	—	28,486,725	—
Thailand	18,846,988	—	18,846,988	—
United Kingdom	160,225,311	—	160,225,311	—
United States	5,287,278	5,287,278	—	—
Rights	144,696	144,696	—	—
Securities lending collateral	7,572,390	7,572,390	—	—
Total investments in securities	$1,134,930,706	$182,783,534	$952,147,172	—

Mid Cap Stock Fund
Common stocks
Consumer discretionary	$204,950,147	$202,848,092	—	$2,102,055
Consumer staples	55,026,594	55,026,594	—	—
Energy	35,101,302	35,101,302	—	—
Financials	82,077,125	82,077,125	—	—
Health care	279,338,753	258,908,134	$20,430,619	—
Industrials	175,563,586	175,563,586	—	—
Information technology	583,676,004	579,662,523	549,347	3,464,134
Materials	55,945,804	55,945,804	—	—
Real estate	2,146,436	—	—	2,146,436
Preferred securities
Consumer discretionary	16,355,683	—	—	16,355,683
Information technology	83,803,892	—	—	83,803,892
Real estate	27,792,331	—	8,742,468	19,049,863
Exchange-traded funds	13,574,468	13,574,468	—	—
Securities lending collateral	88,831,029	88,831,029	—	—
Short-term investments	12,900,000	—	12,900,000	—
Total investments in securities	$1,717,083,154	$1,547,538,657	$42,622,434	$126,922,063

Mid Value Fund
Common stocks
Consumer discretionary	$80,196,710	$80,196,710	—	—
Consumer staples	122,229,307	105,111,200	$17,118,107	—
Energy	109,093,208	109,093,208	—	—
Financials	242,539,027	234,411,378	8,127,649	—
Health care	150,104,225	150,104,225	—	—
Industrials	107,974,307	103,795,499	4,178,808	—
Information technology	33,956,343	33,956,343	—	—
Materials	101,714,304	101,714,304	—	—
Real estate	89,495,975	89,495,975	—	—
Telecommunication services	3,841,251	3,841,251	—	—
Utilities	69,374,199	69,374,199	—	—
Securities lending collateral	38,792,550	38,792,550	—	—
Short-term investments	112,376,825	112,376,825	—	—
Total investments in securities	$1,261,688,231	$1,232,263,667	$29,424,564	—

Real Return Bond Fund
U.S. Government and Agency obligations	$1,330,640,420	—	$1,330,640,420	—
Foreign government obligations	29,309,277	—	29,309,277	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Value at 8-31-17	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Real Return Bond Fund (continued)
Corporate bonds	$64,194,863	—	$64,194,863	—
Municipal bonds	575,670	—	575,670	—
Term loans	585,000	—	585,000	—
Collateralized mortgage obligations	17,949,504	—	17,949,504	—
Asset backed securities	28,502,724	—	28,502,724	—
Common stocks	8,181	$8,181	—	—
Purchased options	410,805	13,775	397,030	—
Short-term investments	45,500,541	—	45,500,541	—
Total investments in securities	$1,517,676,985	$21,956	$1,517,655,029	—
Other financial instruments:
Futures	($296,885)	($296,885)	—	—
Forward foreign currency contracts	(773,293)	—	($773,293)	—
Written options	(360,522)	(161,550)	(198,972)	—
Interest rate swaps	89,302	—	89,302	—
Credit default swaps	(2,279,131)	—	(2,279,131)	—
Total return swaps	(2,784)	—	(2,784)	—
Inflation swaps	(622,761)	—	(622,761)	—

Science & Technology Fund
Common stocks
Consumer discretionary	$45,896,848	$43,710,538	$2,099,959	$86,351
Health care	18,769,761	12,886,990	5,882,771	—
Industrials	7,399,344	7,399,344	—	—
Information technology	239,106,508	227,024,029	12,082,479	—
Real estate	843,138	843,138	—	—
Telecommunication services	1,530,530	—	1,530,530	—
Preferred securities	3,555,106	—	—	3,555,106
Investment companies	8,868,672	8,868,672	—	—
Corporate bonds	931,206	—	931,206	—
Securities lending collateral	7,675,318	7,675,318	—	—
Short-term investments	21,564,061	13,166,061	8,398,000	—
Total investments in securities	$356,140,492	$321,574,090	$30,924,945	$3,641,457

Short Term Government Income Fund
U.S. Government and Agency obligations	$262,013,342	—	$262,013,342	—
Collateralized mortgage obligations	9,549,804	—	9,307,243	$242,561
Short-term investments	8,480,000	—	8,480,000	—
Total investments in securities	$280,043,146	—	$279,800,585	$242,561

Small Cap Growth Fund
Common stocks
Consumer discretionary	$26,651,795	$26,651,795	—	—
Consumer staples	8,312,889	8,312,889	—	—
Energy	3,276,371	3,150,445	$125,926	—
Financials	14,646,848	14,646,848	—	—
Health care	56,467,089	56,467,089	—	—
Industrials	33,850,341	33,850,341	—	—
Information technology	68,977,497	68,114,851	627,841	$234,805
Materials	5,766,254	5,766,254	—	—
Real estate	8,157,090	8,157,090	—	—
Preferred securities	1,981,963	—	—	1,981,963
Exchange-traded funds	4,831,623	4,831,623	—	—
Securities lending collateral	23,107,768	23,107,768	—	—
Short-term investments	10,900,000	—	10,900,000	—
Total investments in securities	$266,927,528	$253,056,993	$11,653,767	$2,216,768

Strategic Equity Allocation Fund
Common stocks
Consumer discretionary	$683,691,589	$374,625,300	$309,063,352	$2,937
Consumer staples	592,926,923	357,763,551	235,163,372	—
Energy	333,580,588	239,737,342	93,843,246	—
Financials	1,355,685,412	794,357,800	561,327,612	—
Health care	755,559,533	509,753,676	243,584,939	2,220,918

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Value at 8-31-17	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Strategic Equity Allocation Fund (continued)
Industrials	$958,688,609	$598,438,675	$360,249,934	—
Information technology	1,450,016,296	1,162,863,574	287,121,512	$31,210
Materials	387,063,399	192,734,505	194,328,894	—
Real estate	255,511,588	156,903,673	98,352,126	255,789
Telecommunication services	207,775,748	94,089,532	113,686,216	—
Utilities	258,301,683	172,107,237	86,194,446	—
Preferred securities
Consumer discretionary	10,867,026	784,254	10,082,772	—
Consumer staples	6,486,894	686,087	5,800,807	—
Energy	3,219,841	3,219,841	—	—
Financials	17,835,158	17,835,158	—	—
Information technology	5,404,225	—	5,404,225	—
Materials	4,971,641	2,638,783	2,332,858	—
Telecommunication services	1,305,679	1,305,679	—	—
Utilities	852,757	852,757	—	—
Exchange-traded funds	76,053,223	76,053,223	—	—
Rights	14,567	14,567	—	—
Warrants	2,284	2,284	—	—
Securities lending collateral	79,154,088	79,154,088	—	—
Short-term investments	236,249,553	—	236,249,553	—
Total investments in securities	$7,681,218,304	$4,835,921,586	$2,842,785,864	$2,510,854
Other financial instruments:
Futures	$4,634,197	$4,634,197	—	—

Total Return Fund
U.S. Government and Agency obligations	$1,444,932,649	—	$1,444,932,649	—
Foreign government obligations	59,165,080	—	59,165,080	—
Corporate bonds	719,269,949	—	719,269,949	—
Municipal bonds	12,371,151	—	12,371,151	—
Collateralized mortgage obligations	245,746,470	—	245,746,470	—
Asset backed securities	356,049,371	—	356,049,371	—
Preferred securities	6,900,000	—	6,900,000	—
Purchased options	438,343	$75,107	363,236	—
Short-term investments	447,003,500	—	447,003,500	—
Total investments in securities	$3,291,876,513	$75,107	$3,291,801,406	—
Other financial instruments:
Futures	$357,223	$357,223	—	—
Forward foreign currency contracts	(16,978,057)	—	($16,978,057)	—
Written options	(547,771)	(256,349)	(291,422)	—
Interest rate swaps	(3,831,335)	—	(3,831,335)	—
Credit default swaps	1,800,976	—	1,800,976	—

U.S. High Yield Bond Fund
Corporate bonds	$274,290,149	—	$274,263,171	$26,978
Convertible bonds	2,703,438	—	2,703,438	—
Term loans	9,288,286	—	9,288,286	—
Common stocks	274,273	$274,273	—	—
Rights	242,096	—	242,096	—
Securities lending collateral	6,473,213	6,473,213	—	—
Short-term investments	5,200,721	5,200,721	—	—
Total investments in securities	$298,472,176	$11,948,207	$286,496,991	$26,978

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Value at 8-31-17	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
U.S. Strategic Equity Allocation Fund
Common stocks
Consumer discretionary	$152,534,354	$152,533,206	—	$1,148
Consumer staples	143,622,540	143,622,540	—	—
Energy	80,258,481	80,258,481	—	—
Financials	300,511,572	300,511,572	—	—
Health care	221,827,946	221,827,946	—	—
Industrials	251,648,918	251,648,918	—	—
Information technology	488,150,462	488,150,462	—	—
Materials	68,980,586	68,980,586	—	—
Real estate	68,301,448	68,301,448	—	—
Telecommunication services	35,136,527	35,136,527	—	—
Utilities	72,198,027	72,198,027	—	—
Securities lending collateral	21,965,802	21,965,802	—	—
Short-term investments	124,928,333	—	$124,928,333	—
Total investments in securities	$2,030,064,996	$1,905,135,515	$124,928,333	$1,148
Other financial instruments:
Futures	$926,892	$926,892	—	—

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. Transfers into or out of Level 3 represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period and in all cases were transferred into or out of Level 2. Securities were transferred into Level 3 because of a lack of observable market data, which resulted from an absence of market activity for these securities. In addition, securities were transferred from Level 3 since observable market data became available.

High Yield Fund
	Common stocks	Preferred securities	Term loans	Corporate bonds	Escrow certificates	Totals
Balance as of 8-31-16	$7,346,493	—	—	$3,650,211	$1,134	$10,997,838
Realized gain (loss)	(1,897,782)	—	$3,755	(2,213,900)	—	(4,107,927)
Change in unrealized appreciation (depreciation)	(6,954,862)	($2,155,566)	4,069	2,325,968	—	(6,780,391)
Purchases	7,767,923	2,508,258	34,382	388,913	—	10,699,476
Sales	(3,249,816)	—	—	(1,758,719)	—	(5,008,535)
Transfers into Level 3	1,116,559	—	396,105	—	—	1,512,664
Transfers out of Level 3	—	—	—	—	—	—
Balance as of 8-31-17	$4,128,515	$352,692	$438,311	$2,392,473	$1,134	$7,313,125
Change in unrealized at period end*	($11,154,333)	($2,155,566)	$4,069	($28,564)	$0	($13,334,394)

Mid Cap Stock Fund
	Common stocks	Preferred securities	Corporate bonds	Totals
Balance as of 8-31-16	$4,257,349	$137,031,055	$803,899	$142,092,303
Realized gain (loss)	—	(5,501,242)	—	(5,501,242)
Change in unrealized appreciation (depreciation)	(591,401)	(5,209,265)	—	(5,800,666)
Purchases	4,046,677	27,820,131	—	31,866,808
Sales	—	(31,009,123)	(803,899)	(31,813,022)
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	(3,922,118)	—	(3,922,118)
Balance as of 8-31-17	$7,712,625	$119,209,438	—	$126,922,063
Change in unrealized at period end*	($591,401)	($9,792,658)	—	($10,384,059)

Science & Technology Fund
	Common stocks	Preferred securities	Totals
Balance as of 8-31-16	$109,848	$4,329,288	$4,439,136
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)	(23,497)	(109,066)	(132,563)
Purchases	—	—	—
Sales	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	(665,116)	(665,116)
Balance as of 8-31-17	$86,351	$3,555,106	$3,641,457
Change in unrealized at period end*	($23,497)	$236,283	$212,786

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Small Cap Growth Fund
	Common stocks	Preferred securities	Totals
Balance as of 8-31-16	$469,115	$5,778,406	$6,247,521
Realized gain (loss)	196,326	1,163,131	1,359,457
Change in unrealized appreciation (depreciation)	(483,431)	(876,738)	(1,360,169)
Purchases	571,817	585,435	1,157,252
Sales	(519,022)	(4,668,271)	(5,187,293)
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Balance as of 8-31-17	$234,805	$1,981,963	$2,216,768
Change in unrealized at period end*	($377,012)	($146,745)	($523,757)

*	Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end.

The valuation techniques and significant amounts of unobservable inputs used in the fair value measurement of the funds’ Level 3 securities are outlined in the tables below.

High Yield Fund	Fair Value at 8-31-17		Valuation Technique	Significant Unobservable Inputs	Input/Range
Common stocks	$4,082,956		Market Approach	EV/EBITDA multiple Discount	6.53x – 14.69x (weighted average 9.47x) 17.5% – 25% (weighted average 23.8%)

	$45,559		Market Approach	Estimated liquidation value	$0.00 – $0.38 (weighted average $0.38)
	$4,128,515

Preferred securities	$352,692		Market Approach	Estimated liquidation value	$0.01

Escrow certificates	$1,134		Market Approach	Estimated liquidation value	$0.03

Corporate bonds	$2,392,473		Market Approach	Yield	896bps

Total	$6,874,814	*

*	These amounts exclude valuations provided by a broker, which amounted to $438,311.

Mid Cap Stock Fund	Fair Value at 8-31-17	Valuation Technique	Significant Unobservable Inputs	Input/Range
Common stocks	$5,468,438	Market Approach	Prior / recent transactions	$1.55 – $51.81 (weighted average $21.28)
	$2,102,055	Market Approach	EV to revenue multiple Discount	3.29x – 3.61x (weighted average 3.54x) 17.5%
	$142,132	Market Approach	Expected future value	$0.24
			Discount	20%
	$7,712,625

Preferred securities	$7,866,277	Market Approach	EV to revenue multiple Discount Allocated using OPM – Volatility	2.32x – 4.83x (weighted average 3.23x) 17.5% – 25% (weighted average 22.28%) 45% – 50% (weighted average 48.19%)

	$25,383,262	Market Approach	EV to revenue multiple Discount	1.26x – 7.52x (weighted average 4.81x) 10% – 17.5% (weighted average 15.10%)

	$55,412,285	Market Approach	Prior / recent transactions Discount	$48.77 15%

	$132,441	Market Approach	Expected future value Discount	$0.45 44.4%

	$11,365,310	Market Approach	EV to gross profit multiple Discount	9.13x 17.5%

	$19,049,863	Market Approach	Prior / recent transactions	$51.81
	$119,209,438

Total	$126,922,063

Science & Technology Fund	Fair Value at 8-31-17	Valuation Technique	Significant Unobservable Inputs	Input/Range
Common stocks	$86,351	Market Approach	Prior / recent transactions	$88.11

Preferred securities	$1,743,271	Market Approach	EV to revenue multiple Discount	4.78x 17.5%

	$1,811,835	Market Approach	Prior / recent transactions	$50.93 – $119.76 (weighted average $84.15)
	$3,555,106

Total	$3,641,457

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

A change to unobservable inputs of a fund’s Level 3 securities may result in changes to the fair value measurement, as follows :

Significant Unobservable Input	Impact to Valuation if input increases	Impact to Valuation if input decreases
Allocated using Options Pricing Method (OPM) – Volatility	Variable	Variable
Discount	Decrease	Increase
Enterprise value to earnings before interest, taxes, depreciation and amortization (EV/EBITDA) multiple	Increase	Decrease
Enterprise value (EV) to revenue multiple	Increase	Decrease
Expected future value	Increase	Decrease
Estimated liquidation value	Increase	Decrease
Prior/recent transactions	Increase	Decrease
Yield	Decrease	Increase

Repurchase agreements.  The funds may enter into repurchase agreements. When a fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund’s custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by a fund for repurchase agreements is disclosed in the Fund’s investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statements of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

In a reverse repurchase agreement, the funds deliver a security, as collateral, in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The funds are entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Obligations to repay cash received by a fund is shown on the Statements of assets and liabilities as Reverse repurchase agreement payable.

The following table summarizes the open reverse repurchase agreements at August 31, 2017:

Fund	Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount		Payable for Reverse Repurchase Agreements		USD Payable for reverse repurchase agreements
Global Bond Fund	Bank of Nova Scotia[1]	1.250%	8/29/2017	10/27/2017	USD	4,866,000	USD	4,866,338	$4,866,338
Global Bond Fund	Bank of Nova Scotia[2]	1.250%	8/29/2017	10/27/2017	USD	508,658	USD	508,693	508,693
Global Bond Fund	BNP Paribas SA3	–0.350%	8/3/2017	10/19/2017	EUR	511,542	EUR	511,403	608,800
Global Bond Fund	BNP Paribas SA4	–0.350%	8/3/2017	11/2/2017	EUR	1,586,783	EUR	1,586,351	1,888,473
Global Bond Fund	BNP Paribas SA5	–0.350%	8/3/2017	11/2/2017	EUR	382,420	EUR	382,316	455,128
Global Bond Fund	BNP Paribas SA6	–0.350%	8/3/2017	11/2/2017	EUR	1,117,394	EUR	1,117,089	1,329,839
Global Bond Fund	BNP Paribas SA7	–0.350%	8/3/2017	11/2/2017	EUR	2,654,233	EUR	2,653,511	3,158,874
Global Bond Fund	BNP Paribas SA8	0.440%	7/20/2017	10/11/2017	GBP	1,880,974	GBP	1,881,940	2,433,538
Global Bond Fund	BNP Paribas SA9	0.440%	7/20/2017	10/11/2017	GBP	2,919,437	GBP	2,920,936	3,777,064
Global Bond Fund	HSBC Bank[10]	–0.450%	7/27/2017	10/19/2017	EUR	3,440,884	EUR	3,439,378	4,094,410
Global Bond Fund	Morgan Stanley[11]	–0.250%	8/3/2017	11/2/2017	EUR	105,786	EUR	105,765	125,908
Global Bond Fund	UBS AG12	–0.320%	8/3/2017	11/2/2017	EUR	5,644,573	EUR	5,643,168	6,717,913
Global Bond Fund	UBS AG13	–0.300%	8/3/2017	11/2/2017	EUR	1,033,569	EUR	1,033,328	1,230,126
Global Bond Fund	Societe Generale SA14	1.190%	8/17/2017	9/1/2017	USD	2,197,250	USD	2,198,267	2,198,267
Global Bond Fund	Toronto-Dominion Bank[15]	1.400%	8/23/2017	9/6/2017	USD	1,181,000	USD	1,181,367	1,181,367
Global Bond Fund	Toronto-Dominion Bank[16]	1.400%	8/23/2017	9/6/2017	USD	1,466,000	USD	1,466,456	1,466,456
Global Bond Fund	Toronto-Dominion Bank[17]	1.400%	8/23/2017	9/6/2017	USD	1,645,000	USD	1,645,512	1,645,512
Global Bond Fund	Toronto-Dominion Bank[18]	1.400%	8/23/2017	9/6/2017	USD	2,404,000	USD	2,404,748	2,404,748
Total Return Fund	Bank of America[19]	1.280%	8/16/2017	10/26/2017	USD	1,496,250	USD	1,497,048	1,497,048
Total Return Fund	Bank of Montreal[20]	1.280%	7/13/2017	10/13/2017	USD	33,955,375	USD	34,014,533	34,014,533
Total Return Fund	Credit Agricole SA21	1.240%	8/16/2017	10/16/2017	USD	17,500,000	USD	17,509,042	17,509,042
Total Return Fund	Standard Chartered Bank[22]	1.270%	8/17/2017	10/17/2017	USD	6,195,750	USD	6,198,810	6,198,810
Total Return Fund	Standard Chartered Bank[23]	1.280%	8/23/2017	10/23/2017	USD	19,329,375	USD	19,334,873	19,334,873

[1]	Reverse repurchase agreement with Bank of Nova Scotia dated 8/29/2017 at 1.250% to be repurchased at $4,875,969 on 10/27/2017, collateralized by $4,800,000 U.S. Treasury Bonds, 2.750% due 11/15/2042 (valued at $4,857,750, including interest)
[2]	Reverse repurchase agreement with Bank of Nova Scotia dated 8/29/2017 at 1.250% to be repurchased at $509,700 on 10/27/2017, collateralized by $481,000 U.S. Treasury Bonds, 3.000% due 5/15/2045 (valued at $507,868, including interest)
[3]	Reverse repurchase agreement with BNP Paribas SA dated 8/3/2017 at (0.350%) to be repurchased at EUR 511,159 on 10/19/2017, collateralized by EUR 500,000 Dexia Credit Local SA, 0.750% due 1/25/2023 (valued at EUR 513,552, including interest)
[4]	Reverse repurchase agreement with BNP Paribas SA dated 8/3/2017 at (0.350%) to be repurchased at EUR 1,585,379 on 11/2/2017, collateralized by EUR 1,500,000 Kingdom of Spain, 1.950% due 4/30/2026 (valued at EUR 1,585,962, including interest)
[5]	Reverse repurchase agreement with BNP Paribas SA dated 8/3/2017 at (0.350%) to be repurchased at EUR 382,082 on 11/2/2017, collateralized by EUR 370,000 Kingdom of Spain, 2.900% due 10/31/2046 (valued at EUR 378,676, including interest)
[6]	Reverse repurchase agreement with BNP Paribas SA dated 8/3/2017 at (0.350%) to be repurchased at EUR 1,116,405 on 11/2/2017, collateralized by EUR 1,300,000 Republic of Italy, 2.800% due 3/1/2067 (valued at EUR 1,109,537, including interest)
[7]	Reverse repurchase agreement with BNP Paribas SA dated 8/3/2017 at (0.350%) to be repurchased at EUR 2,651,885 on 11/2/2017, collateralized by EUR 2,700,000 Republic of Italy, 2.450% due 9/1/2033 (valued at EUR 2,645,158, including interest)
[8]	Reverse repurchase agreement with BNP Paribas SA dated 7/20/2017 at 0.440% to be repurchased at GBP 1,882,856 on 10/11/2017, collateralized by GBP 1,300,000 Government of United Kingdom, 4.250% due 12/7/2040 (valued at GBP 1,939,397, including interest)

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

[9]	Reverse repurchase agreement with BNP Paribas SA dated 7/20/2017 at 0.440% to be repurchased at GBP 2,922,358 on 10/11/2017, collateralized by GBP 2,300,000 Government of United Kingdom, 3.250% due 1/22/2044 (valued at GBP 3,032,587, including interest)
[10]	Reverse repurchase agreement with HSBC Bank dated 7/27/2017 at (0.450%) to be repurchased at EUR 3,437,271 on 10/19/2017, collateralized by EUR 3,300,000 Government of France, 2.000% due 5/25/2048 (valued at EUR 3,507,824, including interest)
[11]	Reverse repurchase agreement with Morgan Stanley dated 8/3/2017 at (0.250%) to be repurchased at EUR 105,719 on 11/2/2017, collateralized by EUR 100,000 Kingdom of Spain, 1.950% due 4/30/2026 (valued at EUR 105,731, including interest)
[12]	Reverse repurchase agreement with UBS AG dated 8/3/2017 at (0.320%) to be repurchased at EUR 5,640,007 on 11/2/2017, collateralized by EUR 5,400,000 Republic of Italy, 3.450% due 3/1/2048 (valued at EUR 5,597,564, including interest)
[13]	Reverse repurchase agreement with UBS AG dated 8/3/2017 at (0.300%) to be repurchased at EUR 1,032,785 on 11/2/2017, collateralized by EUR 1,000,000 Kingdom of Spain, 2.900% due 10/31/2046 (valued at EUR 1,023,449, including interest)
[14]	Reverse repurchase agreement with Societe Generale SA dated 8/17/2017 at 1.190% to be repurchased at $2,198,339 on 9/1/2017, collateralized by $2,200,000 U.S. Treasury Bonds, 2.750% due 11/15/2042 (valued at $2,226,469, including interest)
[15]	Reverse repurchase agreement with Toronto-Dominion Bank dated 8/23/2017 at 1.400% to be repurchased at $1,181,643 on 9/6/2017, collateralized by $1,200,000 Royal Bank of Canada, 2.300% due 3/22/2021 (valued at $1,209,586, including interest)
[16]	Reverse repurchase agreement with Toronto-Dominion Bank dated 8/23/2017 at 1.400% to be repurchased at $1,466,798 on 9/6/2017, collateralized by $1,500,000 Westpac Banking Corp., 1.850% due 11/26/2018 (valued at $1,503,574, including interest)
[17]	Reverse repurchase agreement with Toronto-Dominion Bank dated 8/23/2017 at 1.400% to be repurchased at $1,645,896 on 9/6/2017, collateralized by $1,700,000 Bank of Nova Scotia, 1.875% due 4/26/2021 (valued at $1,688,716, including interest)
[18]	Reverse repurchase agreement with Toronto-Dominion Bank dated 8/23/2017 at 1.400% to be repurchased at $2,405,309 on 9/6/2017, collateralized by $2,500,000 Bank of Montreal, 1.750% due 6/15/2021 (valued at $2,472,863, including interest)
[19]	Reverse repurchase agreement with Bank of America dated 8/16/2017 at 1.280% to be repurchased at $1,500,027 on 10/26/2017, collateralized by $1,500,000 U.S. Treasury Bonds, 2.750% due 11/15/2042 (valued at $1,518,047, including interest)
[20]	Reverse repurchase agreement with Bank of Montreal dated 7/13/2017 at 1.280% to be repurchased at $34,066,447 on 10/13/2017, collateralized by $32,300,000 U.S. Treasury Bonds, 3.125% due 8/15/2044 (valued at $34,943,301, including interest)
[21]	Reverse repurchase agreement with Credit Agricole SA dated 8/16/2017 at 1.240% to be repurchased at $17,536,769 on 10/16/2017, collateralized by $17,500,000 U.S. Treasury Bonds, 2.750% due 11/15/2042 (valued at $17,710,547, including interest)
[22]	Reverse repurchase agreement with Standard Chartered Bank dated 8/17/2017 at 1.270% to be repurchased at $6,209,083 on 10/17/2017, collateralized by $6,600,000 U.S. Treasury Bonds, 2.500% due 2/15/2045 (valued at $6,316,664, including interest)
[23]	Reverse repurchase agreement with Standard Chartered Bank dated 8/23/2017 at 1.280% to be repurchased at $19,371,298 on 10/23/2017, collateralized by $18,300,000 U.S. Treasury Bonds, 3.000% due 11/15/2044 (valued at $19,341,527, including interest)

When-issued/delayed-delivery securities.  The funds may purchase or sell debt securities on a when-issued or delayed-delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction, with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the Portfolio of Investments or in a schedule to the Portfolio of Investments (Sale Commitments Outstanding). At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in the fund’s NAV. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the portfolio until settlement takes place. At the time that the portfolio enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.

Certain risks may arise upon entering into when-issued or delayed-delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities purchased or increase in the value of securities sold prior to settlement date. As a result, Total Return Fund received cash collateral from certain counterparties to these transactions which is recorded as a Payable for collateral held by the fund; and Investment Quality Bond Fund has deposited cash collateral for certain counterparties to these transactions which is recorded as Cash at broker for sale commitments:

Fund	Counterparty	Collateral Deposited (Received)
Investment Quality Bond Fund	Merrill Lynch	$45,000
Total Return Fund	BNP Paribas	($33,000)

Sale-Buybacks.  Certain funds may enter into financing transactions referred to as sale-buybacks, which are governed by the terms of the MRA. A sale-buyback transaction consists of a sale of a security by a fund to counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon repurchase value of the securities to be repurchased by the fund are reflected as a liability on the Statements of Assets and Liabilities. The fund will recognize income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the price drop. A price drop consists of the foregone interest and inflationary income adjustments, if any, the fund would have otherwise received had the security not been sold along with negotiated financing terms. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by the fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, the fund may receive a fee for use of the security by the counterparty, which may result in income to the fund. The average borrowings by the funds and the weighted average interest rate for the year ended August 31, 2017 and the exposure to the counterparties at August 31, 2017 were as follows:

Fund	Average Borrowing	Weighted average interest rate
Global Bond Fund	$4,598,658	0.76%
Real Return Bond Fund	99,852,934	1.05%
Total Return Fund	3,950,956	0.71%

Fund	Counterparty	Payable for funds borrowed	Market value of securities	Net exposure
Real Return Bond Fund	BNP Paribas	($233,422,556)	$234,362,383	$939,827
	Morgan Stanley and Company, Inc.	(31,545,145)	31,613,620	68,475
	Barclays Capital, Inc.	(28,491,283)	28,453,500	(37,783)
		($293,458,984)	$294,429,503	$970,519

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Term loans (Floating rate loans).  The funds may invest in term loans, which are debt securities and are often rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk and risk associated with extended settlement. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

A fund’s ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund’s failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the fund’s income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund’s exposure to such investments is substantial, could impair the fund’s ability to meet redemptions. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor’s credit analysis of the borrower and/or term loan agents. There is greater risk that the fund may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.

Security transactions and related investment income.  Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a tax return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain if amounts are estimable. Foreign taxes are provided for based on the funds’ understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Inflation-indexed bonds.  Inflation-indexed bonds are securities that generally have a lower coupon interest rate fixed at issuance but whose principal value is periodically adjusted based on a rate of inflation, such as the Consumer Price Index. Over the life of an inflation-indexed bond, interest is paid on the inflation adjusted principal value as described above. Increases in the principal amount of these securities are recorded as interest income. Decreases in the principal amount of these securities may reduce interest income to the extent of income previously recorded. If these decreases are in excess of income previously recorded, an adjustment to the cost of the security is made.

Payment-in-kind bonds.  The funds may invest in payment-in-kind bonds (PIK Bonds). PIK Bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The market prices of PIK Bonds are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay cash interest periodically. Income on these securities is computed at the contractual rate specified and is added to the principal balance of the bond. This income is required to be distributed to shareholders. Because no cash is received at the time income accrues on these securities, the funds may need to sell other investments to make distributions.

Real estate investment trusts.  The funds may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the funds will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.

Securities lending.  The funds may lend their securities to earn additional income. They receive cash collateral from the borrower in an amount not less than the market value of the loaned securities. The funds will invest their collateral in JHCT, an affiliate of the funds, which has a floating NAV and is registered with the SEC as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. Each fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The funds have the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the respective fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the funds could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The funds receive compensation for lending their securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the funds is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statements of operations.

Obligations to repay collateral received by the funds are shown on the Statements of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities.

As of August 31, 2017, the funds loaned securities as follows:

Fund	Market value of securities on loan	Cash collateral received
Capital Appreciation Fund	$27,682,602	$28,236,755
Capital Appreciation Value Fund	11,163,192	11,436,054
Core Bond Fund	703,380	734,409
Global Real Estate Fund	3,704,145	3,860,751
High Yield Fund	13,308,368	13,877,860
International Small Cap Fund	33,507,112	34,976,617
International Strategic Equity Allocation Fund	36,627,190	38,524,499
International Value Fund	7,186,601	7,562,585
Investment Quality Bond Fund	114,657	118,686

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Fund	Market value of securities on loan	Cash collateral received
Mid Cap Stock Fund	$86,962,747	$88,849,792
Mid Value Fund	38,006,946	38,807,730
Real Estate Securities Fund	5,445,764	5,586,156
Science & Technology Fund	7,509,432	7,678,645
Small Cap Growth Fund	22,628,403	23,114,913
Small Company Growth Fund	16,322,392	16,669,912
Small Company Value Fund	8,163,691	8,410,660
Strategic Equity Allocation Fund	77,103,001	79,174,421
U.S. High Yield Bond Fund	6,308,961	6,473,540
U.S. Strategic Equity Allocation Fund	21,478,307	21,971,989

Foreign currency translation.  Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Funds investing in a single country or in a limited geographic region tend to be riskier than funds that invest more broadly. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes.  The funds may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Stripped securities.  Stripped securities are financial instruments structured to separate principal and interest cash flows so that one class receives principal payments from the underlying assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped security. If the underlying assets experience greater than anticipated prepayments of principal, the fund may fail to fully recover its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates or prepayments on the underlying securities. In addition, these securities present additional credit risk such that the fund may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.

Line of credit.  The funds may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the funds’ custodian agreement, the custodian may loan money to the funds to make properly authorized payments. The funds are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Any overdrafts at period end are presented under the caption Due to custodian in the Statement of assets and liabilities.

Effective June 29, 2017, the funds and other affiliated funds, excluding Core Bond Fund, Global Real Estate Fund, Real Estate Securities Fund and U.S. High Yield Bond Fund, have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the need of all other affiliated funds, a fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. Prior to June 29, 2017, the funds had a similar agreement that enabled them to participate in a $1 billion unsecured committed line of credit.

Core Bond Fund, Global Real Estate Fund, Real Estate Securities Fund and U.S. High Yield Bond Fund and other affiliated funds have entered into a separate $50 million line of credit agreement with BNP Paribas.

A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of each line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statements of operations.

Commitment fees for the year ended August 31, 2017 were as follows:

Fund	Commitment Fee
Asia Pacific Total Return Bond Fund	$3,809
Capital Appreciation Fund	7,636
Capital Appreciation Value Fund	8,005
Core Bond Fund	10,562
Fundamental Global Franchise Fund	4,219
Global Bond Fund	4,090
Global Real Estate Fund	4,274
Health Sciences Fund	3,155
High Yield Fund	4,133
International Growth Stock Fund	5,095
International Small Cap Fund	4,310
International Strategic Equity Allocation Fund	4,795
International Value Fund	6,740
Investment Quality Bond Fund	3,526
Multi-Index Lifestyle Aggressive Portfolio	3,253
Multi-Index Lifestyle Balanced Portfolio	4,146
Multi-Index Lifestyle Conservative Portfolio	3,067
Multi-Index Lifestyle Growth Portfolio	$3,935
Multi-Index Lifestyle Moderate Portfolio	3,168
Mid Cap Stock Fund	7,663
Mid Value Fund	5,099
Real Estate Equity Fund	3,373
Real Estate Securities Fund	5,873
Real Return Bond Fund	5,511
Science & Technology Fund	4,548
Short Term Government Income Fund	3,440
Small Cap Growth Fund	3,354
Small Company Growth Fund	3,323
Small Company Value Fund	3,452
Strategic Equity Allocation Fund	21,997
Total Return Fund	8,298
U.S. High Yield Bond Fund	4,721
U.S. Strategic Equity Allocation Fund	4,593

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Expenses.  Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations.  Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes.  Each fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of August 31, 2017, certain funds have capital loss carryforwards available to offset future net realized capital gains. Use of certain losses acquired in mergers, may be limited in a given year. The following table details the capital loss carryforwards available as of August 31, 2017:

	Capital Loss Carryforwards Expiring at August 31	No Expiration Date
Fund	2018	Short Term	Long Term
Asia Pacific Total Return Bond Fund	—	$575,819	$9,236,698
Global Bond Fund	—	—	6,454,176
Global Real Estate Fund	$114,723,229	—	—
High Yield Fund	229,714,878	4,439,606	70,913,047
International Growth Stock Fund	—	2,973,632	12,796,417
International Small Cap Fund	16,694,169	7,809,377	1,004,084
International Value Fund	88,133,382	—	52,938,792
International Quality Bond Fund	—	4,691,364	1,766,345
Real Return Bond Fund	—	18,753,384	15,637,955
Short Term Government Income Fund	—	2,655,933	8,430,092
Total Return Fund	—	3,473,670	23,856,751
U.S. High Yield Bond Fund	—	—	17,648,181

As of August 31, 2017, the funds had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

For federal income tax purposes, the costs of investments owned on August 31, 2017, including short-term investments, were as follows:

Fund	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
Asia Pacific Total Return Bond Fund	$376,835,188	$7,738,367	($10,012,947)	($2,274,580)
Capital Appreciation Fund	904,336,900	931,810,040	(653,385)	931,156,655
Capital Appreciation Value Fund	1,605,283,204	291,141,078	(20,485,480)	270,655,598
Core Bond Fund	2,001,698,617	18,180,684	(4,612,629)	13,568,055
Fundamental Global Franchise Fund	417,662,310	125,226,993	(4,068,108)	121,158,885
Global Bond Fund	377,569,816	17,591,694	(10,074,753)	7,516,941
Global Real Estate Fund	225,169,838	20,185,267	(2,208,152)	17,977,115
Health Sciences Fund	307,957,426	22,042,334	(6,110,254)	15,932,080
High Yield Fund	507,690,330	22,085,917	(39,292,064)	(17,206,147)
International Growth Stock Fund	613,872,218	196,191,252	(17,295,699)	178,895,553
International Small Cap Fund	475,434,427	192,152,766	(21,336,141)	170,816,625
International Strategic Equity Allocation Fund	1,816,231,166	274,415,943	(12,386,054)	262,029,889
International Value Fund	966,936,010	232,417,676	(64,422,980)	167,994,696
Investment Quality Bond Fund	97,936,270	1,238,518	(895,346)	343,172
Mid Cap Stock Fund	1,398,258,868	350,081,648	(31,257,362)	318,824,286
Mid Value Fund	1,104,712,981	185,371,713	(28,396,463)	156,975,250
Multi-Index Lifestyle Aggressive Portfolio	228,496,988	16,955,453	(220,922)	16,734,531
Multi-Index Lifestyle Balanced Portfolio	685,291,626	33,430,799	(698,582)	32,732,217
Multi-Index Lifestyle Conservative Portfolio	127,400,271	2,927,742	(23,314)	2,904,428
Multi-Index Lifestyle Growth Portfolio	577,212,579	34,733,674	(584,988)	34,148,686
Multi-Index Lifestyle Moderate Portfolio	192,426,590	6,200,897	(172,184)	6,028,713
Real Estate Equity Fund	137,915,313	84,065,159	(275,413)	83,789,746
Real Estate Securities Fund	454,667,654	61,108,671	(7,779,581)	53,329,090
Real Return Bond Fund	1,516,235,573	3,113,373	(5,918,035)	(2,804,662)
Science & Technology Fund	284,579,005	75,393,425	(3,831,938)	71,561,487
Short Term Government Income Fund	281,913,501	520,284	(2,390,639)	(1,870,355)
Small Cap Growth Fund	224,794,030	45,836,754	(3,703,256)	42,133,498
Small Company Growth Fund	196,552,904	66,048,106	(5,161,194)	60,886,912
Small Company Value Fund	176,209,508	92,591,259	(4,476,700)	88,114,559
Strategic Equity Allocation Fund	6,714,664,963	1,090,949,019	(119,761,481)	971,187,538
Total Return Fund	3,252,767,973	58,809,617	(38,900,041)	19,909,576
U.S. High Yield Bond Fund	293,361,492	12,897,903	(7,787,219)	5,110,684
U.S. Strategic Equity Allocation Fund	1,841,066,801	226,120,658	(36,195,571)	189,925,087

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Distribution of income and gains.  Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. Active Bond Fund, Core Bond Fund, High Yield Fund, Investment Quality Bond Fund, Multi-Index Lifestyle Balanced Portfolio, Multi-Index Lifestyle Conservative Portfolio, Multi-Index Lifestyle Moderate Portfolio, Real Return Bond Fund, Short Term Government Income Fund, Total Return Fund and U.S. High Yield Bond Fund generally declare and pay dividends from net investment income quarterly. All other funds generally declare and pay dividends from net investment income annually. All funds generally declare and pay capital gain distributions, if any, annually.

The tax character of distributions for the year ended August 31, 2017 was as follows:

	2017 Distributions
Fund	Ordinary Income	Long Term Capital Gains	Total
Asia Pacific Total Return Bond Fund	$6,046,154	—	$6,046,154
Capital Appreciation Fund	1,762,275	$204,216,134	205,978,409
Capital Appreciation Value Fund	34,666,083	67,805,945	102,472,028
Core Bond Fund	44,541,976	903,569	45,445,545
Fundamental Global Franchise Fund	3,985,108	54,102,314	58,087,422
Global Bond Fund	12,688,523	1,743,929	14,432,452
Global Real Estate Fund	10,272,101	—	10,272,101
Health Sciences Fund	1,176,319	49,167,362	50,343,681
High Yield Fund	32,706,534	—	32,706,534
International Growth Stock Fund	12,870,075	—	12,870,075
International Small Cap Fund	9,643,069	—	9,643,069
International Strategic Equity Allocation Fund	5,966,577	743,630	6,710,207
International Value Fund	35,296,489	—	35,296,489
Investment Quality Bond Fund	14,269,096	—	14,269,096
Mid Cap Stock Fund	2,906,443	4,316,368	7,222,811
Mid Value Fund	16,644,567	61,916,058	78,560,625
Multi-Index Lifestyle Aggressive Portfolio	2,229,222	1,959,115	4,188,337
Multi-Index Lifestyle Balanced Portfolio	9,325,324	3,685,263	13,010,587
Multi-Index Lifestyle Conservative Portfolio	2,076,446	402,041	2,478,487
Multi-Index Lifestyle Growth Portfolio	6,224,335	3,848,265	10,072,600
Multi-Index Lifestyle Moderate Portfolio	2,687,040	646,102	3,333,142
Real Estate Equity Fund	3,740,839	25,107,410	28,848,249
Real Estate Securities Fund	29,793,308	35,972,147	65,765,455
Real Return Bond Fund	27,375,214	—	27,375,214
Science & Technology Fund	6,440,476	50,098,185	56,538,661
Short Term Government Income Fund	3,871,626	—	3,871,626
Small Company Growth Fund	47,079	11,323,096	11,370,175
Small Company Value Fund	1,859,028	26,140,004	27,999,032
Strategic Equity Allocation Fund	122,909,561	510,291,738	633,201,299
Total Return Fund	50,272,553	—	50,272,553
U.S. High Yield Bond Fund	19,118,372	—	19,118,372
U.S. Strategic Equity Allocation Fund	5,811,152	—	5,811,152

The tax character of distributions for the year ended August 31, 2016 was as follows:

	2016 Distributions
Fund	Ordinary Income	Long Term Capital Gains	Total
Asia Pacific Total Return Bond Fund	$12,135,441	—	$12,135,441
Capital Appreciation Fund	1,044,207	$262,651,371	263,695,578
Capital Appreciation Value Fund	66,476,357	166,446,013	232,922,370
Core Bond Fund	23,485,012	—	23,485,012
Fundamental Global Franchise Fund	4,098,100	41,893,043	45,991,143
Global Bond Fund	297,275	—	297,275
Global Real Estate Fund	5,422,106	—	5,422,106
Health Sciences Fund	24,420,285	186,296,062	210,716,347
High Yield Fund	38,716,813	—	38,716,813
International Growth Stock Fund	9,701,561	12,947,188	22,648,749
International Small Cap Fund	7,731,292	—	7,731,292
International Value Fund	34,000,903	—	34,000,903
Investment Quality Bond Fund	15,222,013	1,640,786	16,862,799
Mid Cap Stock Fund	9,119,469	164,106,746	173,226,215
Mid Value Fund	13,312,042	90,287,076	103,599,118
Multi-Index Lifestyle Aggressive Portfolio	949,770	253,033	1,202,803
Multi-Index Lifestyle Balanced Portfolio	4,838,310	427,100	5,265,410
Multi-Index Lifestyle Conservative Portfolio	1,072,901	45,032	1,117,933
Multi-Index Lifestyle Growth Portfolio	2,410,211	382,050	2,792,261
Multi-Index Lifestyle Moderate Portfolio	1,390,734	113,012	1,503,746
Real Estate Equity Fund	4,509,047	22,673,088	27,182,135
Real Estate Securities Fund	16,091,262	48,277,227	64,368,489
Real Return Bond Fund	8,432,952	—	8,432,952
Science & Technology Fund	21,293,472	148,406,027	169,699,499
Short Term Government Income Fund	3,760,750	—	3,760,750
Small Cap Growth Fund	—	28,506,115	28,506,115
Small Company Growth Fund	1,921,688	17,486,382	19,408,070
Small Company Value Fund	3,257,046	64,746,057	68,003,103
Strategic Equity Allocation Fund	103,076,356	269,626,098	372,702,454
Total Return Fund	77,425,463	2,873,875	80,299,338
U.S. High Yield Bond Fund	21,436,606	—	21,436,606

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Distributions paid by the funds with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. Net capital losses that are a result of security transactions occurring after October 31, 2016, are treated as occurring on September 1, 2017, the first day of the funds’ next taxable year. Qualified late year losses are treated as occurring on September 1, 2017, the first day of the funds’ next taxable year. As of August 31, 2017, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Capital Loss Carryforward	Post-October Deferral	Qualified Late Year Ordinary Losses
Asia Pacific Total Return Bond Fund	$3,215,824	—	$9,812,517	—	—
Capital Appreciation Fund	15,805,118	$276,329,413	—	—	—
Capital Appreciation Value Fund	29,469,698	134,293,620	—	—	—
Core Bond Fund	9,599,220	—	—	$12,098,851	—
Fundamental Global Franchise Fund	5,062,315	39,950,798	—	—	—
Global Bond Fund	106,969	—	—	—	—
Global Real Estate Fund	1,891,705	—	114,723,229	859,072	—
Health Sciences Fund	1,137,963	47,179,636	—	—	—
High Yield Fund	5,708,524	—	305,067,531	—	—
International Growth Stock Fund	16,592,100	—	15,770,049	—	—
International Small Cap Fund	6,037,626	—	25,507,630	—	—
International Strategic Equity Allocation Fund	76,206,747	2,808,593	—	—	—
International Value Fund	22,794,975	—	141,072,174	—	—
Investment Quality Bond Fund	548,567	—	6,457,709	—	—
Mid Cap Stock Fund	26,068,585	107,413,079	—	—	—
Mid Value Fund	24,508,194	47,387,440	—	—	—
Multi-Index Lifestyle Aggressive Portfolio	230,722	8,384,694	—	—	—
Multi-Index Lifestyle Balanced Portfolio	1,199,367	15,289,095	—	—	—
Multi-Index Lifestyle Conservative Portfolio	380,416	1,189,639	—	—	—
Multi-Index Lifestyle Growth Portfolio	1,913,371	17,344,121	—	—	—
Multi-Index Lifestyle Moderate Portfolio	470,134	2,601,250	—	—	—
Real Estate Equity Fund	176,090	5,916,658	—	—	—
Real Estate Securities Fund	—	25,589,399	—	—	—
Real Return Bond Fund	7,977,104	—	34,391,339	—	—
Science & Technology Fund	48,170,188	118,090,543	—	—	—
Short Term Government Income Fund	965,530	—	11,086,025	—	—
Small Cap Growth Fund	—	2,663,753	—	—	$896,974
Small Company Growth Fund	470,495	13,213,833	—	—	—
Small Company Value Fund	1,105,384	27,874,236	—	—	—
Strategic Equity Allocation Fund	148,580,515	577,204,221	—	—	—
Total Return Fund	16,147,417	—	27,330,421	—	—
U.S. High Yield Bond Fund	3,074,544	—	17,648,181	—	—
U.S. Strategic Equity Allocation Fund	58,603,485	5,679,856	—	—	—

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the funds’ financial statements as a return of capital. Short-term gains from underlying funds are treated as ordinary income for tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to defaulted bonds, net operating losses, foreign currency transactions, REITs, characterization of distributions, investments in passive foreign investment companies, wash sale loss deferrals, partnerships, derivative transactions, treasury inflation protected securities, amortization and accretion on debt securities, expiration of capital loss carryforwards, corporate actions, and straddle loss deferrals.

Statement of cash flows.  Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund’s Statement of assets and liabilities and represents the cash on hand at the fund’s custodian and does not include any short-term investments or Cash held at broker for futures contracts.

3.  DERIVATIVE INSTRUMENTS The funds may invest in derivatives in order to meet their investment objectives. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the funds are exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts, certain options and certain swaps are typically traded through the OTC market. Certain forwards, options and swaps are regulated by the Commodity Futures Trading Commission (CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The funds attempt to reduce their exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of their OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the funds may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the funds is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of

DERIVATIVE INSTRUMENTS, CONTINUED

cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the funds’ custodian and is noted in the accompanying Portfolio of Investments, or if cash is posted, on the Statements of assets and liabilities as Cash collateral for OTC derivative contracts. The funds’ maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures, certain options and centrally-cleared swaps are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between a fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Centrally-cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers’ customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for exchange-traded or centrally-cleared derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded and centrally-cleared transactions is detailed in the Statements of assets and liabilities as Cash held at broker for futures contracts and receivable for centrally-cleared swaps, respectively. Securities pledged by the funds for exchange-traded and centrally-cleared transactions, if any, are identified in the Portfolio of investments.

Futures.  A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statements of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statements of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the funds. When the contract is closed, the funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The following table details how the funds used futures contracts during the year ended August 31, 2017. In addition, the table summarizes the range of notional contract amounts held by the funds, as measured at each quarter end.

Fund	Reason	USD Notional range
Asia Pacific Total Return Bond Fund	To manage against anticipated interest rate changes and manage duration.	Up to $100.3 million
Global Bond Fund	To gain exposure to foreign bond markets, gain exposure to treasuries markets, maintain diversity of the fund, manage against anticipated interest rate changes, and manage duration of the fund	$415.7 million to $650.0 million
High Yield Fund	To manage against anticipated interest rate changes	$20.8 million to $120.2 million
International Strategic Equity Allocation Fund	To maintain diversity of the fund	Up to $382.1 million
Investment Quality Bond Fund	To gain exposure to foreign bond markets, gain exposure to treasuries market, manage against anticipated interest rate changes, and manage duration	$5.7 million to $278.4 million
Real Return Bond Fund	To gain exposure to foreign bond markets, gain exposure to treasuries market, maintain diversity of the fund, manage against anticipated interest rate changes, and manage duration of the fund	$154.5 million to $349.5 million
Strategic Equity Allocation Fund	To gain exposure to foreign bond markets, gain exposure to treasuries market, maintain diversity of the fund, manage against anticipated interest rate changes, and manage duration of the fund	$247.4 million to $338.1 million
Total Return Fund	To gain exposure to foreign bond markets, gain exposure to treasuries market, maintain diversity of the fund, manage against anticipated interest rate changes, and manage duration of the fund	$1.9 billion to $2.6 billion
U.S. Strategic Equity Allocation Fund	To gain exposure to foreign bond markets, gain exposure to treasuries market, maintain diversity of the fund, manage against anticipated interest rate changes, and manage duration of the fund	Up to $74.7 million

Forward foreign currency contracts.  A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor a fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Statements of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the funds as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

DERIVATIVE INSTRUMENTS, CONTINUED

The following table details how the funds used forward foreign currency contracts during the year ended August 31, 2017. In addition, the table summarizes the range of USD notional contract amounts held by the funds, as measured at each quarter end.

Fund	Reason	USD Notional range
Asia Pacific Total Return Bond Fund	To manage against anticipated currency exchange rates	$35.5 million to $80.6 million
Global Bond Fund	To manage against anticipated changes in currency exchange rates, manage currency exposure, and to maintain diversity of the fund	$433.8 million to $687.6 million
High Yield Fund	To manage against anticipated changes in currency exchange rates	$8.0 million to $11.2 million
Investment Quality Bond Fund	To manage against anticipated changes in currency exchange rates and manage currency exposure	$2.9 million to $43.4 million
Real Return Bond Fund	To manage against anticipated changes in currency exchange rates, manage currency exposure, and to maintain diversity of the fund	$143.3 million to $245.6 million
Total Return Fund	To manage against anticipated changes in currency exchange rates, manage currency exposure, and to maintain diversity of the fund	$685.7 million to $1.6 billion

Options.  There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund’s exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statements of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When a fund purchases an option, the premium paid by the fund is included in the Portfolio of investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If a fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When a fund writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

An interest rate swaption is an option to enter into an interest rate swap. Inflation floors are instruments where in return for a premium, one party agrees to make payments to the other to the extent that inflation falls below a specified rate (based on the Consumer Price Index or other designated measure), or “floor”. Inflation caps are instruments where in return for a premium, one party agrees to make payments to the other to the extent that the interest rate exceeds a specified rate (based on the Consumer Price Index or other designated measure), or “cap”.

The following table details how the funds used purchased option contracts during the year ended August 31, 2017. In addition, the table summarizes the range of market values for purchased options contracts held by the funds, as measured at each quarter end.

Fund	Reason	Market value range
Capital Appreciation Value Fund	To manage against anticipated changes in securities markets	Up to $652,000
Global Bond Fund	To manage duration of the fund, manage against anticipated interest rate changes and currency exchange rates, to maintain diversity and gain exposure to foreign currencies	$122,000 to $1.2 million
Health Sciences Fund	To maintain diversity	Up to $33,000
High Yield Fund	To manage against potential credit events	Up to $54,000
Investment Quality Bond Fund	To manage duration of the fund, manage against anticipated interest rate changes and currency exchange rates, to maintain diversity and gain exposure to foreign currencies	Up to $23,000
Real Return Bond Fund	To maintain diversity	$411,000 to $4.2 million
Total Return Fund	To maintain diversity	$438,000 to $1.4 million

The following table details how the funds used written option contracts held during the year ended August 31, 2017. In addition, the table summarizes the range of market values for written options contracts held by the funds, as measured at each quarter end.

Fund	Reason	Market value range
Capital Appreciation Value Fund	To manage against anticipated changes in securities markets	$6.1 million to $12.0 million
Global Bond Fund	To manage against anticipated currency exchange rates, manage against anticipated interest rate changes, gain exposure to foreign currencies, manage duration of the fund and maintain diversity	$94,000 to $1.6 million
Health Sciences Fund	To manage against potential credit events	Up to $39,000
High Yield Fund	To manage against potential credit events	Up to $47,000
Investment Quality Bond Fund	To manage against anticipated changes in currency exchange rates, gain exposure to foreign currencies and as a substitute for securities purchased	Up to $12,000
Real Return Bond Fund
To manage against anticipated changes in currency exchange rates, gain exposure to foreign currencies, manage duration, manage against anticipated interest rate changes, to gain exposure to treasuries market and maintain diversity
$361,000 to $2.4 million

DERIVATIVE INSTRUMENTS, CONTINUED

Fund	Reason	Market value range
Total Return Fund
To manage against anticipated changes in currency exchange rates, gain exposure to foreign currencies, manage against anticipated interest rate changes, manage duration of the fund and maintain diversity
$548,000 to $4.4 million

Swaps.  Swap agreements are agreements between a fund and counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Upfront payments made/received by the funds are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statements of assets and liabilities. A termination payment by the counterparty or a fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that are in excess of the amounts recognized on the Statements of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. A fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Interest rate swaps.  Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The funds settle accrued net interest receivable or payable under the swap contracts at specified, future intervals.

The following table details how the funds used interest rate swap contracts during the year ended August 31, 2017. In addition, the table summarizes the range of USD notional contract amounts held by the funds, as measured at each quarter end.

Fund	Reason	USD Notional range
Global Bond Fund	To manage duration, manage against anticipated interest rate changes, and as a substitute for securities purchased	$468.5 million to $1.0 billion
Investment Quality Bond Fund	To manage against anticipated interest rate changes, to express a view on the differential between rates in two different markets, and to express a view on ination expectations	$2.5 million to $29.5 million
Real Return Bond Fund	To manage duration, manage against anticipated interest rate changes, and as a substitute for securities purchased	$151.1 million to $304.2 million
Total Return Fund	To manage duration, manage against anticipated interest rate changes, and as a substitute for securities purchased	$246.3 million to $695.8 million

Credit default swaps.  Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The funds may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, a fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.

Credit default swaps — Buyer

The following table details how the funds used credit default swap contracts as a buyer of protection during the year ended August 31, 2017. In addition, the table summarizes the range of USD notional contract amounts held by the funds, as measured at each quarter end.

Fund	Reason	USD Notional range
Global Bond Fund	To manage against potential credit events, gain exposure to a credit index and as a substitute for securities purchased	$20.7 million to $150.1 million
High Yield Fund	To manage against potential credit events	Up to $19.3 million
Investment Quality Bond Fund	To manage against potential credit events, gain exposure to a credit index and as a substitute for securities purchased	$490,000 to $28.1 million
Real Return Bond Fund	To manage against potential credit events, gain exposure to a credit index and as a substitute for securities purchased	$5.9 million to $42.3 million

Credit default swaps — Seller

Implied credit spreads are utilized in determining the market value of CDS agreements in which the fund is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity’s creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement.

For CDS agreements where implied credit spreads are not reported or available, the average credit rating on the underlying index is shown. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s creditworthiness and a greater likelihood of a credit event occurring. This is also represented by a decrease in the average credit rating of the underlying index. The maximum potential amount of future payments (undiscounted) that a fund as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.

DERIVATIVE INSTRUMENTS, CONTINUED

The following table details how the funds used credit default swap contracts as a seller of protection during the year ended August 31, 2017. In addition, the table summarizes the range of USD notional contract amounts held by the funds, as measured at each quarter end.

Fund	Reason	USD Notional range
Global Bond Fund	To take a long position in the exposure of the benchmark credit, gain exposure to a credit index and as a substitute for securities purchased	$6.3 million to $26.0 million
Investment Quality Bond Fund	To take a long position in the exposure of the benchmark credit, gain exposure to a credit index and as a substitute for securities purchased	$604,000 to $31.7 million
Real Return Bond Fund	To take a long position in the exposure of the benchmark credit, gain exposure to a credit index and as a substitute for securities purchased	$14.3 million to $22.4 million
Total Return Fund	To take a long position in exposure of the benchmark credit, gain exposure to a credit index and as a substitute for securities purchased	$31.1 million to $90.3 million

Currency swaps.  A currency swap is an agreement between a fund and a counterparty to exchange cash flows based on the notional difference among two or more currencies.

The following table details how the funds used currency swaps contracts during the year ended August 31, 2017. In addition, the table summarizes the range of USD notional contract amounts held by the funds, as measured at each quarter end.

Fund	Reason	USD Notional range
Global Bond Fund	To manage against anticipated currency exchange rate changes, maintain diversity, and as a substitute for securities purchased	$55.7 million to $144.2 million
Investment Quality Bond Fund	To establish positions that take advantage of the differential between rates in two different markets	Up to $129,000

Inflation Swaps.  In an inflation swap, one party pays a fixed rate on a notional principal amount while the other party pays a floating rate linked to an inflation index on that same notional amount. The party paying the floating rate pays the inflation adjusted rate multiplied by the notional principal amount. If the average inflation rate over the term of the swap is the same as the fixed rate of the swap, the two legs will have the same value and the swap will break even.

The following table details how the funds used inflation swap contracts during the year ended August 31, 2017. In addition, the table summarizes the range of USD notional contract amounts held by the funds, as measured at each quarter end.

Fund	Reason	USD Notional range
Global Bond Fund	To take a position on current versus future inflation expectations. At August 31, 2017, the fund held no open inflation swap contracts.	Up to $367,000
Real Return Bond Fund	To take a position on current versus future inflation expectations	$119.0 million to $212.8 million

Total Return Swaps.  Total return swaps are commitments where one party pays a fixed or variable rate premium (the Buyer) in exchange for a market-linked return (the Seller). The Seller pays the total return of a specific reference asset or index and in return receives interest payments from the Buyer To the extent the total return of the underlying asset or index exceeds or falls short of the offsetting interest rate obligation, the Buyer will receive or make a payment to the Seller. The fund may enter into total return swaps in which it may act as either the Buyer of the Seller.

The following table details how the funds used total return swaps during the year ended August 31, 2017. In addition, the table summarizes the range of USD notional contract amounts held by the funds, as measured at each quarter-end.

Fund	Reason	USD Notional range
Real Return Bond Fund	To gain exposure to treasuries markets and as a substitute for securities purchased	Up to $600,000

Volatility Swaps  Volatility swap agreements involve two parties agreeing to exchange cash flows based on the measured volatility of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price volatility on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price volatility, a fund would receive the payoff amount when the realized price volatility of the underlying asset is greater than the strike price and would owe the payoff amount when the price volatility is less than the strike price. As a payer of the realized price volatility a fund would owe the payoff amount when the realized price volatility of the underlying asset is greater than the strike price and would receive the payoff amount when the volatility is less than the strike price. Payments on volatility swaps will be greater if they are based upon the mathematical square of volatility (which is referred to as “variance”). This type of volatility swap is referred to as a variance swap.

The following table details how the funds used volatility swap contracts during the year ended August 31, 2017. In addition, the table summarizes the range of notional contract amounts held by the funds, as measured at each quarter end.

Fund	Reason	USD Notional range
Global Bond Fund	To gain direct exposure to the volatility of an asset	$18,000 to $76,000

DERIVATIVE INSTRUMENTS, CONTINUED

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the funds at August 31, 2017 by risk category:

Fund	Risk	Statements of assets and liabilities location	Financial Instruments Location	Asset Derivatives Fair Value	Liability Derivatives Fair Value
Asia Pacific Total Return Bond Fund	Foreign currency	Unrealized appreciation/depreciation for forward foreign currency contracts	Forward foreign currency contracts	$163,551	($156,192)
	Interest rate	Receivable/payable for futures variation margin	Futures†	—	(304,059)
				$163,551	($460,251)
Capital Appreciation Value Fund	Equity	Written options, at value	Written options	—	($11,962,064)
				—	($11,962,064)
Global Bond Fund	Interest rate	Receivable/payable for futures variation margin	Futures†	$644,015	($598,505)
	Interest rate	Written options, at value	Written options	—	(13,803)
	Interest rate	Swap contracts, at value	Interest rate swapsˆ	3,684,244	(3,515,333)
	Interest rate	Unaffiliated investments, at value*	Purchased options	13,436	—
	Credit	Swap contracts, at value	Credit default swapsˆ	17,016	(1,468,493)
	Foreign currency	Swap contracts, at value	Volatility swapsˆ	—	(5,667)
	Foreign currency	Written options, at value	Written options	—	(79,673)
	Foreign currency	Unaffiliated investments, at value*	Purchased options	108,969	—
	Foreign currency	Swap contracts, at value	Currency swapsˆ	2,570,759	—
	Foreign currency	Unrealized appreciation/depreciation for forward foreign currency contracts	Forward foreign currency contracts	4,194,690	(8,125,623)
				$11,233,129	($13,807,097)
Health Sciences Fund	Equity	Unaffiliated investments, at value*	Purchased options	$32,715	—
				$32,715	—
High Yield Fund	Foreign currency	Unrealized appreciation/depreciation for forward foreign currency contracts	Forward foreign currency contracts	$215,082	($84,563)
	Interest rate	Receivable/payable for futures variation margin	Futures†	44,632	(12,572)
				$259,714	($97,135)
International Strategic Equity Allocation Fund	Equity	Receivable/payable for futures variation margin	Futures†	$1,124,084	—
	Foreign currency	Receivable/payable for futures variation margin	Futures†	157,675	—
				$1,281,759	—
Investment Quality Bond Fund	Foreign currency	Unrealized appreciation/depreciation for forward foreign currency contracts	Forward foreign currency contracts	$19,718	($49,876)
	Interest rate	Receivable/payable for futures variation margin	Futures†	15,868	(5,954)
	Credit	Swap contracts, at value	Credit default swapsˆ	43,228	(38,877)
	Interest rate	Swap contracts, at value	Interest rate swapsˆ	—	(595,033)
				$78,814	($689,740)
Real Return Bond Fund	Interest rate	Receivable/payable for futures variation margin	Futures†	$49,988	($346,873)
	Interest rate	Written options, at value	Written options	—	(284,377)
	Foreign currency	Written options, at value	Written options	—	(76,145)
	Interest rate	Swap contracts, at value	Interest rate swapsˆ	2,502,509	(2,413,207)
	Interest rate	Swap contracts, at value	Inflation swapsˆ	624,273	(1,247,034)
	Interest rate	Swap contracts, at value	Total return swapsˆ	—	(2,784)
	Credit	Swap contracts, at value	Credit default swapsˆ	26,622	(2,305,753)
	Interest rate	Unaffiliated investments, at value*	Purchased options	410,805	—
	Foreign currency	Unrealized appreciation/ depreciation for forward foreign currency contracts	Forward foreign currency contracts	753,700	(1,526,993)
				$4,367,897	($8,203,166)
Strategic Equity Allocation Fund	Equity	Receivable/payable for futures variation margin	Futures†	$4,454,721	($208,650)
	Foreign currency	Receivable/payable for futures variation margin	Futures†	388,126	—
				$4,842,847	($208,650)

DERIVATIVE INSTRUMENTS, CONTINUED

Fund	Risk	Statements of assets and liabilities location	Financial Instruments Location	Asset Derivatives Fair Value	Liability Derivatives Fair Value
Total Return Fund	Interest rate	Receivable/payable for futures variation margin	Futures†	$2,569,491	($2,212,268)
	Interest rate	Written options, at value	Written options	—	(380,667)
	Foreign currency	Written options, at value	Written options	—	(167,104)
	Interest rate	Swap contracts, at value	Interest rate swapsˆ	171,827	(4,003,162)
	Credit	Swap contracts, at value	Credit default swapsˆ	1,928,836	(127,860)
	Interest rate	Investments in unaffiliated investments, at value*	Purchased options	438,343	—
	Foreign currency	Unrealized appreciation/ depreciation for forward foreign currency contracts	Forward foreign currency contracts	6,747,006	(23,725,063)
				$11,855,503	($30,616,124)
U.S. Strategic Equity Allocation Fund	Equity	Receivable/payable for futures variation margin	Futures†	$926,892	—
				$926,892	—

†	Reflects cumulative appreciation/depreciation on futures as disclosed in the Portfolio of investments. Only the year end variation margin is separately disclosed on the Statements of assets and liabilities.
*	Purchased options are included in the Portfolio of investments.
ˆ	Reflects cumulative value of swap contracts. Receivable/Payable for centrally cleared swaps, which includes value and margin, and swap contracts at value, which represents OTC swaps, are shown separately on the Statements of assets and liabilities. Margin on centrally cleared swaps at August 31, 2017 amounted to $5,743,792, $8,468, $6,215,852 and $4,320,937 for Global Bond Fund, Investment Quality Bond Fund, Real Return Bond Fund and Total Return Fund, respectively.

For financial reporting purposes, the funds do not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statements of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the funds and the applicable counterparty. The tables below reflect certain funds’ exposure to counterparties subject to an ISDA for OTC derivative transactions:

OTC Financial Instruments	Asset	Liability
Global Bond Fund
Credit default swaps	$1,430	($214,365)
Currency swaps	2,570,759	—
Forward foreign currency contracts	4,194,690	(8,125,623)
Interest rate swaps	—	(45,076)
Purchased options	109,690	—
Volatility swaps	—	(5,667)
Written options	—	(79,676)
Totals	$6,876,569	($8,470,407)

Counterparty	Total Market Value of OTC Derivatives	Collateral Posted by Counterparty	Collateral Posted by Fund	Net Exposure
Global Bond Fund
Bank of America N.A.	($2,314,765)	—	$2,314,765	—
Barclays Bank	8,925	—	—	$8,925
BNP Paribas	(1,683,583)	—	1,683,583	—
Citibank N.A.	2,273,271	$1,340,000	—	933,271
Credit Suisse	114,906	—	—	114,906
Deutsche Bank AG	71,044	—	—	71,044
Goldman Sachs Bank USA	1,096,535	—	—	1,096,535
Goldman Sachs International	(60,872)	—	—	(60,872)
HSBC Bank USA	(914,642)	—	886,018	(28,624)
JPMorgan Chase Bank, N.A.	(922,322)	—	768,270	(154,052)
Morgan Stanley Company	331,209	300,000	—	31,209
Nomura Global Financial Products Inc.	(130,241)	—	118,998	(11,243)
Royal Bank of Canada	2,741	—	—	2,741
Royal Bank of Scotland	278,879	10,000	—	268,879
Standard Chartered Bank	(62,363)	—	—	(62,363)
UBS AG	317,440	317,440	—	—
Totals	($1,593,838)	$1,967,440	$5,771,634	$2,210,356

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2017:

	Statements of operations location—Net realized gain (loss) on:
Fund	Risk	Unaffiliated Investments and Foreign Currency Transactions[1]	Futures Contracts	Forward Foreign Currency Contracts	Written Options	Swap Contracts	Total
Asia Pacific Total Return Bond Fund	Interest rate	—	($78,411)	—	—	—	($78,411)
	Foreign currency	—	—	$1,933,287	—	—	1,933,287
	Total	—	($78,411)	$1,933,287	—	—	$1,854,876

DERIVATIVE INSTRUMENTS, CONTINUED

	Statements of operations location—Net realized gain (loss) on:
Fund	Risk	Unaffiliated Investments and Foreign Currency Transactions[1]	Futures Contracts	Forward Foreign Currency Contracts	Written Options	Swap Contracts	Total
Capital Apreciation Value Fund	Equity	$207,679	—	—	$4,405,723	—	$4,613,402
	Total	$207,679	—	—	$4,405,723	—	$4,613,402
Global Bond Fund	Interest rate	$167,765	($7,129,695)	—	($341,816)	$3,870,983	($3,432,763)
	Credit	—	—	—	—	(682,354)	(682,354)
	Foreign currency	(208,683)	—	2,474,327	697,356	($2,832,123)	130,877
	Total	($40,918)	($7,129,695)	$2,474,327	$355,540	$356,506	($3,984,240)
Health Sciences Fund	Equity	—	—	—	$65,422	—	$65,422
	Total	—	—	—	$65,422	—	$65,422
High Yield Fund	Interest rate	—	($664,087)	—	—	—	($664,087)
	Credit	($107,649)	—	—	$104,285	($709,521)	(712,885)
	Foreign currency	—	—	178,127	—	—	178,127
	Total	($107,649)	($664,087)	$178,127	$104,285	($709,521)	($1,198,845)
International Strategic Equity Allocation Fund	Equity	—	$4,691,224	—	—	—	$4,691,224
	Foreign currency	—	12,614	—	—	—	12,614
	Total	—	$4,703,838	—	—	—	$4,703,838
Investment Quality Bond Fund	Interest rate	($949)	$230,712	—	—	$908,117	$1,137,880
	Credit	—	—	—	—	118,502	118,502
	Foreign currency	($85,136)	—	$342,369	$53,574	2,096	312,903
	Total	($86,085)	$230,712	$342,369	$53,574	$1,028,715	$1,569,285
Real Return Bond Fund	Interest rate	($1,097,476)	$81,690	—	$1,761,674	($1,497,057)	($751,169)
	Foreign currency	—	—	$4,411,444	637,803	—	5,049,247
	Credit	—	—	—	—	285,726	285,726
	Total	($1,097,476)	$81,690	$4,411,444	$2,399,477	(1,211,331)	$4,583,804
Science & Technology Fund	Foreign currency	—	—	($3,376)	—	—	($3,376)
	Total	—	—	($3,376)	—	—	($3,376)
Strategic Equity Allocation Fund	Equity	—	$42,174,539	—	—	—	$42,174,539
	Foreign currency	—	(255,382)	($1,877)	—	—	(257,259)
	Total	—	$41,919,157	($1,877)	—	—	$41,917,280
Total Return Fund	Interest rate	($1,149,856)	($8,090,751)	—	$3,194,449	($5,045,221)	($11,091,379)
	Credit	—	—	—	—	1,279,060	1,279,060
	Equity	—	—	—	—	—	—
	Foreign currency	—	—	$18,860,907	3,301,738	—	22,162,645
	Total	($1,149,856)	($8,090,751)	$18,860,907	$6,496,187	($3,766,161)	$12,350,326
U.S. Strategic Equity Allocation Fund	Equity	—	$8,040,621	—	—	—	$8,040,621
	Total	—	$8,040,621	—	—	—	$8,040,621

1	Realized gain/loss associated with purchased options is included in this caption on the Statements of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2017:

	Statements of operations location—Change in unrealized appreciation (depreciation) of:
Fund	Risk	Unaffiliated Investments and Foreign Currency Transactions[1]	Futures Contracts	Forward Foreign Currency Contracts	Written Options	Swap Contracts	Total
Asia Pacific Total Return Bond Fund	Interest rate	—	($315,695)	—	—	—	($315,695)
	Foreign currency	—	—	($117,713)	—	—	(117,713)
	Total	—	($315,695)	(117,713)	—	—	($433,408)
Capital Appreciation Value Fund	Equity	—		—	($6,389,826)	—	($6,389,826)
	Total	—	—	—	($6,389,826)	—	($6,389,826)
Global Bond Fund	Interest rate	($148,235)	($533,042)	—	($141,801)	$4,512,139	$3,689,061
	Credit	—	—	—	(2,744)	(2,053)	(4,797)
	Foreign currency	173,473	—	($2,426,541)	(140,440)	5,407,446	3,013,938
	Total	$25,238	($533,042)	(2,426,541)	($284,985)	$9,917,532	$6,698,202
Health Sciences Fund	Equity	—		—	($42,367)	—	($42,367)
	Total	—	—	—	($42,367)	—	($42,367)
High Yield Fund	Interest rate	—	$128,601	—	—	—	$128,601
	Credit	—	—	—	—	$145,625	145,625
	Foreign currency	—	—	$93,754	—	—	93,754
	Total	—	$128,601	$93,754	—	$145,625	$367,980
International Strategic Equity Allocation Fund	Equity	—	$1,124,084	—	—	—	$1,124,084
	Foreign currency	—	157,675	—	—	—	157,675
	Total	—	$1,281,759	—	—	—	$1,281,759

DERIVATIVE INSTRUMENTS, CONTINUED

	Statements of operations location—Change in unrealized appreciation (depreciation) of:
Fund	Risk	Unaffiliated Investments and Foreign Currency Transactions[1]	Futures Contracts	Forward Foreign Currency Contracts	Written Options	Swap Contracts	Total
Investment Quality Bond Fund	Interest rate	—	$40,505	—	—	$762,841	$803,346
	Credit	—	—	—	—	98,086	98,086
	Foreign currency	$11,428	—	$40,524	—	—	51,952
	Total	$11,428	$40,505	$40,524	—	$860,927	$953,384
Real Return Bond Fund	Interest rate	$1,068,762	($176,343)	—	($783,978)	$10,278,965	$10,387,406
	Credit	—	—	—	(410)	(237,707)	(238,117)
	Foreign currency	—	—	$688,965	(205,620)	—	483,345
	Total	$1,068,762	($176,343)	$688,965	($990,008)	$10,041,258	$10,632,634
Strategic Equity Allocation Fund	Interest rate	—	$157,194	—	—	—	$157,194
	Foreign currency	—	388,126	—	—	—	388,126
	Equity	—	(2,246,108)	—	—	—	(2,246,108)
	Total	—	($1,700,788)	—	—	—	($1,700,788)
Total Return Fund	Interest rate	$269,622	$3,438,826	—	($260,869)	$47,954,856	$51,402,435
	Credit	—	—	—	(761)	343,906	343,145
	Foreign currency	—	—	($21,936,456)	95,356	—	(21,841,100)
	Total	$269,622	$3,438,826	($21,936,456)	($166,274)	$48,298,762	$29,904,480
U.S. Strategic Equity Allocation Fund	Equity	—	$926,892	—	—	—	$926,892
	Total	—	$926,892	—	—	—	$926,892

1	Change in unrealized appreciation/depreciation associated with purchased options is included in this caption on the Statements of operations.

4.  GUARANTEES AND INDEMNIFICATIONS Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the funds. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.

5.  FEES AND TRANSACTIONS WITH AFFILIATES John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the funds. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the funds. The Advisor and the Distributor are indirect, wholly owned subsidiaries of MFC.

Management fee.  The funds have an investment management agreement with the Advisor under which the funds pay a monthly management fee to the Advisor equivalent on an annual basis as detailed below. Aggregate net assets generally include the net assets of the funds and the net assets of a similar fund of John Hancock Variable Insurance Trust (JHVIT), unless otherwise noted below. JHVIT funds are advised by an affiliate of the Advisor, John Hancock Investment Management Services, LLC, and are distributed by an affiliate of the Advisor, John Hancock Distributors, LLC.

•	Asia Pacific Total Return Bond Fund — a) 0.725% of the first $250 million of average net assets; b) 0.700% of the next 250 million of average net assets and c) 0.600% of the excess over $500 million of average net assets.

•	Capital Appreciation Fund — a) 0.850% of the first $300 million of aggregate net assets; b) 0.800% of the next $200 million of aggregate net assets; c) 0.700% of the next $500 million of aggregate net assets; and d) 0.670% of the excess over $1 billion of aggregate net assets.

•	Capital Appreciation Value Fund — If net assets are less than $500 million, then the following fee schedule shall apply: a) 0.950% of the first $250 million of aggregate net assets and b) 0.850% of the excess over $250 million of aggregate net assets. If net assets equal or exceed $500 million but are less than $2 billion, then the following fee schedule shall apply: a) 0.850% of the first $1 billion of aggregate net assets and b) 0.800% of the excess over $1 billion of aggregate net assets. If net assets equal or exceed $2 billion but are less than $3 billion, then the following fee schedule shall apply: a) 0.850% of the first $500 million of aggregate net assets and b) 0.800% of the excess over $500 million of aggregate net assets. If net assets equal or exceed $3 billion, then the management fee to be paid is 0.800% of aggregate net assets.

•	Core Bond Fund — a) 0.690% of the first $200 million of aggregate net assets; b) 0.640% of the next $200 million of aggregate net assets; and c) 0.570% of the excess over $400 million of aggregate net assets.

•	Fundamental Global Franchise Fund — a) 0.800% of the first $1 billion of average net assets and b) 0.780% of the excess over $1 billion of average net assets.

•	Global Bond Fund — a) 0.700% of the first $1 billion of aggregate net assets and b) 0.650% of the excess over $1 billion of aggregate net assets. Prior to July 1, 2017, the management fee was 0.700% of aggregate net assets.

•	Global Real Estate Fund — a) 0.900% of the first $500 million of average net assets; b) 0.875% of the next $250 million of average net assets; and c) 0.850% of the excess over $750 million of average net assets.

•	Health Sciences Fund — a) 1.050% of the first $500 million of aggregate net assets and b) 1.000% of the next $250 million of aggregate net assets; and c) 0.950% of excess over $750 million of aggregate net assets. However, when aggregate net assets exceed $750 million, the management fee is 0.95% on all net assets.

•	High Yield Fund — a) 0.700% of the first $500 million of aggregate net assets and b) 0.650% of the excess over $500 million of aggregate net assets.

•	International Growth Stock Fund — a) 0.850% of the first $250 million of aggregate net assets; b) 0.800% of the next $500 million of aggregate net assets; and c) 0.750% of the excess over $750 million of aggregate net assets.

•	International Small Cap Fund — a) 1.050% of the first $200 million of average net assets; b) 0.950% of the next $300 million of average net assets; and c) 0.850% of the excess over $500 million of average net assets.

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

•	International Strategic Equity Allocation Fund, Strategic Equity Allocation Fund and U.S. Strategic Equity Allocation Fund — Aggregate net assets include these three funds and JHVIT Strategic Equity Allocation. The management fee paid is as follows: a) 0.675% of the first $2.5 billion of aggregate net assets; b) 0.650% of the next $5 billion of aggregate net assets; c) 0.625% of the next $2.5 billion of aggregate net assets; d) 0.600% of the next $5 billion of aggregate net assets; e) 0.595% of the next $10 billion of aggregate net assets; and f) 0.590% of the excess over $25 billion of aggregate net assets.

•	International Value Fund — Aggregate net assets are the aggregate net assets of the fund, Income Fund, International Small Cap Fund and the following funds of JHVIT: International Value Trust, Global Trust and Mutual Shares Trust. The management fee paid is as follows: a) 0.950% of the first $150 million of aggregate net assets; b) 0.850% of the next $150 million of aggregate net assets; and c) 0.800% of the excess over $300 million of aggregate net assets. However, when aggregate net assets exceed $300 million, then the management fee rate is 0.800% of aggregate net assets.

•	Investment Quality Bond Fund — a) 0.600% of the first $500 million of aggregate net assets and b) 0.550% of the excess over $500 million of aggregate net assets.

•	Mid Cap Stock Fund — a) 0.875% of the first $200 million of aggregate net assets; b) 0.850% of the next $300 million of aggregate net assets; and c) 0.825% of the excess over $500 million of aggregate net assets.

•	Mid Value Fund — a) 1.050% of the first $20 million of aggregate net assets; b) 0.950% of the next $30 million of aggregate net assets; and c) 0.950% of the excess over $50 million of aggregate net assets. However, when aggregate net assets exceed $50 million, then the management fee rate is 0.950% of all aggregate net assets of the fund. Prior to January 1, 2017, the management fee structure was a) 1.050% of the first $20 million of aggregate net assets; b) 1.000% of the next $30 million of aggregate net assets; and c) 0.950% of the excess over $50 million of aggregate net assets. However, when aggregate net assets exceed $50 million, then the management fee rate is 0.950% on all net assets of the fund.

•	Multi-Index Lifestyle Portfolios — Each fund pays the advisor a management fee for its services to the fund. The management fee has two components: (a) a fee on assets invested in a fund of John Hancock Funds II (JHF II), John Hancock Funds III (JHF III) or John Hancock Variable Insurance Trust (JHVIT); and (b) a fee on assets invested in investments other than a fund of JHF II, JHF III or JHVIT (other assets). The fee on assets invested in a fund of JHF II, JHF III or JHVIT is stated as an annual percentage of the current value of the net assets of the fund (together with the assets of the Multimanager Lifestyle Portfolios, JHVIT Lifestyle PS Series and Lifestyle MVPs) and is equivalent to the sum of a) 0.050% for the first $7.5 billion of aggregate net assets and b) 0.040% of the excess over $7.5 billion of aggregate net assets. The fee on other assets is stated as an annual percentage of the current value of the net assets of the fund and is equivalent to the sum of: a) 0.500% of the first $7.5 billion of aggregate net assets and b) 0.490% of the excess over $7.5 billion of aggregate net assets.

•	Real Estate Equity Fund — a) 0.875% of the first $250 million of average net assets; b) 0.850% of the next $250 million of average net assets; and c) 0.825% of the excess over $500 million of average net assets.

•	Real Estate Securities Fund — 0.700% of aggregate net assets.

•	Real Return Bond Fund — a) 0.700% of the first $1 billion of average net assets and b) 0.650% of the excess over $1 billion of average net assets.

•	Science & Technology Fund — a) 1.050% of the first $500 million of aggregate net assets and (b) 1.000% of the excess over $500 million of aggregate net assets.

•	Short Term Government Income Fund — a) 0.570% of the first $250 million of aggregate net assets and b) 0.550% of the excess over $250 million of aggregate net assets.

•	Small Cap Growth Fund — a) 1.050% of the first $50 million of aggregate net assets and b) 1.000% of the excess over $50 million of aggregate net assets. Prior to July 1, 2017, the management fee structure was a) 1.100% of the first $100 million of aggregate net assets; b) 1.050% of the next $400 million of aggregate net assets; and c) 1.000% of the excess over $500 million of aggregate net assets.

•	Small Company Growth Fund — Aggregate net assets include the following funds of JHVIT: Small Company Growth Trust, Small Cap Opportunities Trust, International Growth Stock Trust and Value Trust and JHF II International Growth Stock. The management fee paid is as follows: a) 1.050% of the first $250 million of aggregate net assets and b) 1.000% of the excess over $250 million of aggregate net assets. However, when the aggregate net assets exceed $1 billion, then the management fee rate is 1.000% of aggregate net assets of the fund.

•	Small Company Value Fund — a) 1.050% of the first $500 million of aggregate net assets and b) 1.000% of the excess over $500 million of aggregate net assets.

•	Total Return Fund — a) 0.700% of the first $1 billion of average net assets and b) 0.650% of the excess over $1 billion of average net assets.

•	U.S. High Yield Bond Fund — a) 0.750% of the first $200 million of average net assets and b) 0.720% of the excess over $200 million of average net assets.

The organizations described below act as the subadvisors to the Trust and its funds pursuant to Subadvisory Agreements with the Advisor. Fund management is allocated among the following managers:

Fund	Subadvisor(s)
Science & Technology Fund	Allianz Global Investors U.S. LLC; T. Rowe Price Associates, Inc.
Global Real Estate Fund Real Estate Securities Fund	Deutsche Investment Management Americas Inc.
International Small Cap Fund	Franklin Templeton Investments Corp.
International Growth Stock Fund	Invesco Advisers, Inc.
Small Company Growth Fund
Capital Appreciation Fund	Jennison Associates, LLC
Multi-Index Lifestyle Aggressive Portfolio	John Hancock Asset Management a division of Manulife Asset Management (North America) Limited and John Hancock Asset
Multi-Index Lifestyle Balanced Portfolio	Management a division of Manulife Asset Management (US) LLC[1,2,3]
Multi-Index Lifestyle Conservative Portfolio
Multi-Index Lifestyle Growth Portfolio
Multi-Index Lifestyle Moderate Portfolio

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

Fund	Subadvisor(s)
Asia Pacific Total Return Bond Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC[1,3]
International Strategic Equity Allocation Fund
Fundamental Global Franchise Fund
Short Term Government Income Fund
Strategic Equity Allocation Fund
U.S. Strategic Equity Allocation Fund
Global Bond Fund	Pacific Investment Management Company LLC
Real Return Bond Fund
Total Return Fund
Capital Appreciation Value Fund	T. Rowe Price Associates, Inc.
Health Sciences Fund
Mid Value Fund
Real Estate Equity Fund
Small Company Value Fund
International Value Fund	Templeton Investment Counsel, LLC
Investment Quality Bond Fund	Wellington Management Company LLP
Mid Cap Stock Fund
Small Cap Growth Fund
Core Bond Fund	Wells Capital Management, Inc.
U.S. High Yield Bond Fund
High Yield Fund	Western Asset Management Company

1  An affiliate of the Advisor.

2  Manulife Asset Management (North America) Limited is doing business as John Hancock Asset Management.

3  Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.

The funds are not responsible for payment of the subadvisory fees.

Expense reimbursements.  The Advisor has voluntarily agreed to waive a portion of its management fee if certain expenses of the respective funds exceed the percentage of average net assets as detailed below. Expenses excluded from this waiver are taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the funds’ business, management fees, class specific expenses, acquired fund fees and short dividends. This expense reduction will continue in effect until terminated by the Advisor.

Fund	Expense limitation as a percentage of average net assets
Asia Pacific Total Return Bond Fund	0.15%
Capital Appreciation Fund	0.20%
Capital Appreciation Value Fund	0.20%
Core Bond Fund	0.15%
Fundamental Global Franchise Fund	0.25%
Global Bond Fund	0.15%
Global Real Estate Fund	0.25%
Health Sciences Fund	0.20%
High Yield Fund	0.15%
International Growth Stock Fund	0.25%
International Small Cap Fund	0.25%
International Strategic Equity Allocation Fund	0.25%
International Value Fund	0.25%
Investment Quality Bond Fund	0.15%
Mid Cap Stock Fund	0.20%
Mid Value Fund	0.20%
Real Estate Equity Fund	0.20%
Real Estate Securities Fund	0.20%
Real Return Bond Fund	0.15%
Science & Technology Fund	0.20%
Small Cap Growth Fund	0.20%
Small Company Growth Fund	0.20%
Small Company Value Fund	0.20%
Strategic Equity Allocation Fund	0.20%
Total Return Fund	0.15%
U.S. High Yield Bond Fund	0.15%
U.S. Strategic Equity Allocation Fund	0.20%

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the funds (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2017, this waiver amounted to 0.01% of each fund’s average net assets (on an annualized basis). This arrangement may be amended or terminated at any time by the Advisor upon notice to the funds and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive its management fee on International Value Fund so that the amount retained by the Advisor after payment of the subadvisory fees for the fund does not exceed 0.45% of the fund’s average net assets. The expense reimbursement shall continue in effect until December 31, 2017 and may terminate any time thereafter.

The Advisor has contractually agreed to reduce its management fee on Total Return Fund by 0.025% on average net assets of the fund and another fund that equal or exceed $3 billion. This expense limitation agreement expires on December 31, 2017, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

The Advisor has voluntarily agreed to reduce its management fee that would be payable by Total Return Fund (after giving effect to asset-based breakpoints) by 0.07% of Total Return Fund’s average daily net assets. The advisor may terminate this voluntary waiver at any time upon notice to the fund.

For each Multi-Index Lifestyle Portfolio the Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operation expenses of each fund in an amount equal to the amount by which the expenses of the fund exceed 0.05% of the average net assets, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the funds’ business, acquired fund fees, short dividend expense, management fees, and class specific expenses. This expense limitation shall continue in effect until December 31, 2017, unless renewed by mutual agreement of the funds and the Advisor.

The Advisor has voluntarily agreed to waive its management fee on International Strategic Equity Allocation Fund, Strategic Equity Allocation Fund and U.S. Strategic Equity Allocation Fund so that the amount retained by the Advisor after payment of the subadvisory fees for the fund does not exceed 0.45% of the funds’ average net assets. This voluntary expense reimbursement may be terminated at any time by the Advisor on notice to the funds.

The Advisor has voluntarily agreed to waive a portion of its management fees for the funds subadvised by T. Rowe Price Associates, Inc. which include Capital Appreciation Value Fund, Health Sciences Fund, Mid Value Fund, Real Estate Equity Fund, Science & Technology Fund and Small Company Value Fund. This voluntary waiver is the amount that the subadvisory fee is reduced by T. Rowe Price Associates, Inc. This voluntary expense reimbursement may terminate at any time.

The Advisor has voluntarily agreed to waive a portion of its management fees for the funds subadvised by Deutsche Investment Management Americas, Inc. which include Global Real Estate Fund and Real Estate Securities Fund. This voluntary waiver is the amount that the subadvisory fee is reduced by Deutsche Investment Management Americas, Inc. This voluntary expense reimbursement may terminate at any time.

The Advisor has voluntarily agreed to waive its advisory fee for each Multi-Index Lifestyle Portfolio so that the aggregate advisory fee retained by the Advisor with respect to both the fund and its underlying investments after payment of subadvisory fees does not exceed 0.50% of the funds’ first $7.5 billion of average annual net assets and 0.49% of the funds’ average annual net assets in excess of $7.5 billion. The Advisor may terminate this voluntary waiver at any time upon notice to the Trust.

The Advisor has voluntarily agreed to waive its management fee on Short Term Government Income Fund so that the amount retained by the Advisor after payment of the subadvisory fees for the fund does not exceed 0.02% of the fund’s average net assets. This voluntary expense reimbursement may be terminated at any time by the Advisor on notice to the fund.

For the year ended August 31, 2017, the waivers under these agreements amounted to:

Expense Reimbursement by Class
Fund	Class A	Class I	Class R6	Class 1	Class NAV	Total
Asia Pacific Total Return Bond Fund	—	—	—	—	$30,322	$30,322
Capital Appreciation Fund	—	—	—	$42,049	100,887	142,936
Capital Appreciation Value Fund	—	—	—	—	798,976	798,976
Core Bond Fund	—	—	—	15,301	108,010	123,311
Fundamental Global Franchise Fund	$20	$233	$3	—	42,277	42,533
Global Bond Fund	—	—	—	4,709	31,366	36,075
Global Real Estate Fund	—	—	—	—	17,227	17,227
Health Sciences Fund	—	—	—	—	106,266	106,266
High Yield Fund	—	—	—	26,959	12,568	39,527
International Growth Stock Fund	—	—	—	—	68,515	68,515
International Small Cap Fund	—	—	—	6,011	41,080	47,091
International Strategic Equity Allocation Fund	—	—	—	—	2,052,088	2,052,088
International Value Fund	—	—	—	15,406	102,417	117,823
Investment Quality Bond Fund	—	—	—	6,162	18,925	25,087
Mid Cap Stock Fund	—	—	—	26,322	94,032	120,354
Mid Value Fund	—	—	—	—	480,910	480,910
Multi-Index Lifestyle Aggressive Portfolio	—	—	28	30,143	—	30,171
Multi-Index Lifestyle Conservative Portfolio	—	—	128	48,881	—	49,009
Multi-Index Lifestyle Moderate Portfolio	—	—	160	39,128	—	39,288
Real Estate Equity Fund	—	—	—	—	101,199	101,199
Real Estate Securities Fund	—	—	—	43,936	—	43,936
Real Return Bond Fund	—	—	—	6,209	76,998	83,207
Science & Technology Fund	—	—	—	—	278,141	278,141
Short Term Government Income Fund	—	—	—	—	28,750	28,750
Small Cap Growth Fund	—	—	—	—	16,278	16,278
Small Company Growth Fund	—	—	—	—	15,426	15,426
Small Company Value Fund	—	—	—	54,257	98,040	152,297
Strategic Equity Allocation Fund	—	—	—	—	9,414,873	9,414,873
Total Return Fund	—	—	—	—	1,634,686	1,634,686
U.S. High Yield Bond Fund	—	—	—	6,632	18,311	24,943
U.S. Strategic Equity Allocation Fund	—	—	—	—	2,015,675	2,015,675

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

The net investment management fees incurred for the year ended August 31, 2017, including the impact of waivers and reimbursements were equivalent to an annual effective rate of the funds’ average net assets as follows:

Fund	Annual Effective Rate
Asia Pacific Total Return Bond Fund	0.71%
Capital Appreciation Fund	0.70%
Capital Appreciation Value Fund	0.77%
Core Bond Fund	0.58%
Fundamental Global Franchise Fund	0.79%
Global Bond Fund	0.69%
Global Real Estate Fund	0.89%
Health Sciences Fund	0.99%
High Yield Fund	0.68%
International Growth Stock Fund	0.78%
International Small Cap Fund	0.96%
International Strategic Equity Allocation Fund	0.49%
International Value Fund	0.79%
Investment Quality Bond Fund	0.57%
Multi-Index Lifestyle Aggressive Portfolio	0.17%
Multi-Index Lifestyle Balanced Portfolio	0.31%
Multi-Index Lifestyle Conservative Portfolio	0.39%
Multi-Index Lifestyle Growth Portfolio	0.25%
Multi-Index Lifestyle Moderate Portfolio	0.34%
Mid Cap Stock Fund	0.82%
Mid Value Fund	0.90%
Real Estate Equity Fund	0.83%
Real Estate Securities Fund	0.69%
Real Return Bond Fund	0.69%
Science & Technology Fund	0.98%
Short Term Government Income Fund	0.55%
Small Cap Growth Fund	1.03%
Small Company Growth Fund	0.99%
Small Company Value Fund	0.99%
Strategic Equity Allocation Fund	0.49%
Total Return Fund	0.60%
U.S. High Yield Bond Fund	0.73%
U.S. Strategic Equity Allocation Fund	0.49%

Accounting and legal services.  Pursuant to a service agreement, the funds reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended August 31, 2017 amounted to an annual rate of 0.02% of the funds’ average daily net assets.

Distribution and service plans.  Certain funds have a distribution agreement with the Distributor. The funds have adopted distribution and service plans with respect to Class A and Class 1 shares pursuant to Rule 12b-1 under the 1940 Act to pay the Distributor for services provided as the distributor of shares of the funds. The funds may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:

Class	Rule 12b-1 Fee
Class A	0.30%
Class 1	0.05%

Sales charges.  Class A shares of Fundamental Global Franchise Fund may be subject to up-front sales charges. For the year ended August 31, 2017, no sales charges were assessed.

Class A shares of Fundamental Global Franchise Fund may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2017, there were no CDSCs received by the Distributor for Class A shares.

Transfer agent fees.  The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses.  Class level expenses for the year ended August 31, 2017 were:

Fund	Class	Distribution and Service Fees	Transfer Agent Fees
Fundamental Global Franchise Fund	Class A	$750	$294
	Class I	—	3,166
	Class R6	—	4
Total		$750	$3,464
Multi-Index Lifestyle Aggressive Portfolio	Class 1	$84,497	—
	Class R6	—	$22
Total		$84,497	$22
Multi-Index Lifestyle Balanced Portfolio	Class 1	$254,773	—
	Class R6	—	$17
Total		$254,773	$17
Multi-Index Lifestyle Conservative Portfolio	Class 1	$48,116	—
	Class R6	—	$37
Total		$48,116	$37

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

Fund	Class	Distribution and Service Fees	Transfer Agent Fees
Multi-Index Lifestyle Growth Portfolio	Class 1	$213,734	—
	Class R6	—	$119
Total		$213,734	$119
Multi-Index Lifestyle Moderate Portfolio	Class 1	$68,273	—
	Class R6	—	$82
Total		$68,273	$82

Trustee expenses.  The Trust compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program  Pursuant to an Exemptive Order issued by the SEC, the funds, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans at period end are presented under the caption Payable for interfund lending in the respective fund’s Statement of assets and liabilities. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statements of operations. The funds’ activity in this program during the period for which loans were outstanding was as follows:

Fund	Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Asia Pacific Total Return Bond Fund	Borrower	$2,670,071	3	1.250%	($278)
Capital Appreciation Fund	Borrower	23,123,136	21	0.940%	(12,666)
Capital Appreciation Fund	Lender	3,847,598	1	0.845%	90
Capital Appreciation Value Fund	Lender	12,195,857	2	0.880%	595
Fundamental Global Franchise Fund	Lender	25,107,616	4	1.100%	3,073
Health Sciences Fund	Lender	1,272,568	1	0.830%	29
International Strategic Equity Allocation Fund	Borrower	4,368,139	3	1.230%	(448)
International Value Fund	Borrower	1,796,178	13	0.870%	(566)
Mid Cap Stock Fund	Borrower	10,405,320	1	1.020%	(295)
Mid Value Fund	Lender	23,368,725	2	0.790%	1,027
Real Estate Equity Fund	Lender	5,130,144	1	0.845%	120
Real Estate Securities Fund	Borrower	10,618,546	1	1.250%	(369)
Science & Technology Fund	Lender	11,948,851	2	0.980%	650
Short Term Government Income Fund	Lender	1,038,400	3	0.880%	76
Small Company Value Fund	Lender	2,423,921	3	0.845%	171
U.S. High Yield Bond Fund	Lender	5,000,000	1	1.065%	148

6.  FUND SHARE TRANSACTIONS Transactions in the funds’ shares for the years ended August 31, 2017 and 2016 were as follows:

Asia Pacific Total Return Bond Fund	Year ended 8/31/17		Year ended 8/31/16
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	981,530	$9,237,152	679,930	$6,325,465
Distributions reinvested	658,622	6,046,154	1,372,787	12,135,441
Repurchased	(5,359,077)	(51,300,477)	(6,585,456)	(59,353,624)
Net decrease	(3,718,925)	($36,017,171)	(4,532,739)	($40,892,718)

Capital Appreciation Fund	Year ended 8/31/17		Year ended 8/31/16
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	741,976	$12,682,657	1,883,052	$33,376,074
Distributions reinvested	4,035,161	59,518,627	4,604,453	77,723,170
Repurchased	(6,638,798)	(108,822,830)	(5,726,976)	(93,287,393)
Net increase (decrease)	(1,861,661)	($36,621,546)	760,529	$17,811,851
Class NAV shares
Sold	2,840,220	$47,485,926	3,342,054	$53,127,832
Distributions reinvested	9,916,031	146,459,782	10,997,777	185,972,408
Repurchased	(31,973,792)	(537,653,706)	(13,086,189)	(229,639,806)
Net increase (decrease)	(19,217,541)	($343,707,998)	1,253,642	$9,460,434
Total net increase (decrease)	(21,079,202)	($380,329,544)	2,014,171	$27,272,285

Capital Appreciation Value Fund	Year ended 8/31/17		Year ended 8/31/16
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	644,831	$7,640,618	919,192	$10,488,334
Distributions reinvested	9,231,714	102,472,028	21,566,886	232,922,370
Repurchased	(37,282,089)	(435,861,388)	(10,386,081)	(122,324,119)
Net increase (decrease)	(27,405,544)	($325,748,742)	12,099,997	$121,086,585

FUND SHARE TRANSACTIONS, CONTINUED

Core Bond Fund	Year ended 8/31/17		Year ended 8/31/16
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	1,314,395	$17,163,497	4,315,071	$56,821,532
Distributions reinvested	455,450	5,884,156	259,391	3,390,519
Repurchased	(3,648,836)	(47,941,451)	(1,197,788)	(15,717,607)
Net increase (decrease)	(1,878,991)	($24,893,798)	3,376,674	$44,494,444
Class NAV shares
Sold	38,425,686	$495,693,933	19,020,711	$249,811,047
Distributions reinvested	3,066,036	39,561,389	1,539,518	20,094,493
Repurchased	(9,466,222)	(123,236,261)	(9,958,935)	(130,365,047)
Net increase	32,025,500	$412,019,061	10,601,294	$139,540,493
Total net increase	30,146,509	$387,125,263	13,977,968	$184,034,937

Fundamental Global Franchise Fund	Year ended 8/31/17		Year ended 8/31/16
	Shares	Amount	Shares	Amount
Class A shares
Sold	53,146	$725,614	—	—
Repurchased	(419)	(5,671)	—	—
Net increase	52,727	$719,943	—	—
Class I shares
Sold	134,489	$1,706,630	90,994	$1,119,168
Distributions reinvested	18,458	216,695	9,536	122,445
Repurchased	(23,785)	(280,902)	(27,022)	(337,239)
Net increase	129,162	$1,642,423	73,508	$904,374
Class R6 shares[1]
Sold	4,074	$50,220	—	—
Repurchased	(1)	(12)	—	—
Net increase	4,073	$50,208	—	—
Class NAV shares
Sold	11,145,558	$144,465,487	1,668,463	$22,485,808
Distributions reinvested	4,928,255	57,857,715	3,571,277	45,855,199
Repurchased	(10,259,037)	(136,443,151)	(7,834,234)	(104,772,419)
Net increase (decrease)	5,814,776	$65,880,051	(2,594,494)	($36,431,412)
Total net increase (decrease)	6,000,738	$68,292,625	(2,520,986)	($35,527,038)

1 The inception date for Class R6 shares is 2-13-17.

Global Bond Fund	Year ended 8/31/17		Year ended 8/31/16
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	643,942	$8,078,107	1,205,703	$15,052,513
Distributions reinvested	148,423	1,736,553	1,115	13,163
Repurchased	(1,207,409)	(14,825,869)	(941,104)	(11,576,636)
Net increase (decrease)	(415,044)	($5,011,209)	265,714	$3,489,040
Class NAV shares
Sold	3,534,891	$43,599,825	1,194,153	$14,699,678
Distributions reinvested	1,086,978	12,695,899	24,098	284,112
Repurchased	(18,068,625)	(224,234,563)	(7,517,945)	(91,867,733)
Net decrease	(13,446,756)	($167,938,839)	(6,299,694)	($76,883,943)
Total net decrease	(13,861,800)	($172,950,048)	(6,033,980)	($73,394,903)

Global Real Estate Fund	Year ended 8/31/17		Year ended 8/31/16
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	3,994,013	$37,586,242	839,317	$7,589,550
Distributions reinvested	1,162,002	10,272,101	590,643	5,422,106
Repurchased	(2,309,574)	(21,861,069)	(12,197,713)	(112,472,630)
Net increase (decrease)	2,846,441	$25,997,274	(10,767,753)	($99,460,974)

Health Sciences Fund	Year ended 8/31/17		Year ended 8/31/16
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	51,596,379	$256,744,369	5,830,524	$34,699,753
Distributions reinvested	12,339,137	50,343,681	34,771,674	210,716,347
Repurchased	(38,680,722)	(178,771,803)	(21,611,717)	(165,302,430)
Net increase	25,254,794	$128,316,247	18,990,481	$80,113,670

High Yield Fund	Year ended 8/31/17		Year ended 8/31/16
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	3,736,526	$30,704,413	2,103,100	$16,366,926
Distributions reinvested	2,695,553	21,922,361	3,283,847	25,062,983
Repurchased	(7,633,154)	(62,813,354)	(9,466,389)	(72,305,788)
Net decrease	(1,201,075)	($10,186,580)	(4,079,442)	($30,875,879)
Class NAV shares
Sold	227,495	$1,864,515	2,852,239	$20,951,355
Distributions reinvested	1,342,159	10,784,173	1,805,952	13,653,830
Repurchased	(6,544,181)	(53,211,118)	(7,754,163)	(60,542,912)
Net decrease	(4,974,527)	($40,562,430)	(3,095,972)	($25,937,727)
Total net decrease	(6,175,602)	($50,749,010)	(7,175,414)	($56,813,606)

FUND SHARE TRANSACTIONS, CONTINUED

International Growth Stock Fund	Year ended 8/31/17		Year ended 8/31/16
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	12,686,917	$152,231,393	5,629,303	$68,679,694
Distributions reinvested	1,086,082	12,870,075	1,833,907	22,648,749
Repurchased	(16,678,995)	(221,836,488)	(6,251,824)	(76,578,840)
Net increase (decrease)	(2,905,996)	($56,735,020)	1,211,386	$14,749,603

International Small Cap Fund	Year ended 8/31/17		Year ended 8/31/16
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	609,370	$11,955,603	149,367	$2,579,876
Distributions reinvested	67,899	1,135,947	47,923	849,681
Repurchased	(924,342)	(16,990,516)	(1,247,365)	(21,594,533)
Net decrease	(247,073)	($3,898,966)	(1,050,075)	($18,164,976)
Class NAV shares
Sold	1,240,503	$21,389,573	1,556,982	$26,958,543
Distributions reinvested	508,495	8,507,122	388,353	6,881,611
Repurchased	(7,035,380)	(133,938,293)	(10,326,008)	(178,652,234)
Net decrease	(5,286,382)	($104,041,598)	(8,380,673)	($144,812,080)
Total net decrease	(5,533,455)	($107,940,564)	(9,430,748)	($162,977,056)

International Strategic Equity Allocation Fund	Period ended 8/31/17[1]
	Shares	Amount
Class NAV shares
Sold	201,400,133	$2,009,925,640
Distributions reinvested	680,548	6,710,207
Repurchased	(28,203,872)	(308,995,583)
Net increase	173,876,809	$1,707,640,264

1 Period from 10-17-16 (commencement of operations) to 8-31-17.

International Value Fund	Year ended 8/31/17		Year ended 8/31/16
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	834,569	$13,373,414	449,435	$6,185,685
Distributions reinvested	290,760	4,346,857	268,821	3,736,616
Repurchased	(1,459,447)	(23,171,277)	(2,286,402)	(31,715,436)
Net decrease	(334,118)	($5,451,006)	(1,568,146)	($21,793,135)
Class NAV shares
Sold	1,015,575	$16,022,499	3,732,729	$50,738,997
Distributions reinvested	2,077,157	30,949,632	2,183,571	30,264,287
Repurchased	(35,485,757)	(574,491,914)	(22,919,620)	(316,876,947)
Net decrease	(32,393,025)	($527,519,783)	(17,003,320)	($235,873,663)
Total net decrease	(32,727,143)	($532,970,789)	(18,571,466)	($257,666,798)

Investment Quality Bond Fund	Year ended 8/31/17		Year ended 8/31/16
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	1,017,716	$12,488,346	1,536,163	$18,890,575
Distributions reinvested	311,315	3,764,523	170,753	2,065,864
Repurchased	(1,656,013)	(20,243,425)	(783,361)	(9,595,291)
Net increase (decrease)	(326,982)	($3,990,556)	923,555	$11,361,148
Class NAV shares[1]
Sold	111,874	$1,391,775	1,898,058	$23,025,948
Distributions reinvested	864,281	10,504,574	1,225,457	14,796,935
Repurchased	(41,816,372)	(508,020,912)	(4,074,349)	(49,922,499)
Net decrease	(40,840,217)	($496,124,563)	(950,834)	($12,099,616)
Total net decrease	(41,167,199)	($500,115,119)	(27,279)	($738,468)

1 Class NAV shares liquidated on 3-15-17.

Mid Cap Stock Fund	Year ended 8/31/17		Year ended 8/31/16
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	992,081	$20,336,323	857,409	$15,968,566
Distributions reinvested	84,883	1,560,989	2,177,106	39,928,134
Repurchased	(2,576,907)	(50,315,508)	(2,807,434)	(50,891,241)
Net increase (decrease)	(1,499,943)	($28,418,196)	227,081	$5,005,459
Class NAV shares
Sold	3,539,724	$66,967,208	2,289,914	$41,092,879
Issued in reorganization (Note 13)	13,457,544	266,892,549	—	—
Distributions reinvested	305,384	5,661,822	7,217,005	133,298,081
Repurchased	(21,881,778)	(444,912,044)	(6,880,072)	(124,636,184)
Net increase (decrease)	(4,579,126)	($105,390,465)	2,626,847	$49,754,776
Total net increase (decrease)	(6,079,069)	($133,808,661)	2,853,928	$54,760,235

FUND SHARE TRANSACTIONS, CONTINUED

Mid Value Fund	Year ended 8/31/17		Year ended 8/31/16
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	24,303,195	$389,113,364	361,436	$5,349,873
Distributions reinvested	5,029,489	78,560,625	7,442,465	103,599,118
Repurchased	(10,825,627)	(175,224,640)	(11,733,691)	(169,815,417)
Net increase (decrease)	18,507,057	$292,449,349	(3,929,790)	($60,866,426)

Multi-Index Lifestyle Aggressive Portfolio	Year ended 8/31/17		Year ended 8/31/16
	Shares	Amount	Shares	Amount
Class R6 shares
Sold	1,901	$21,778	3,647	$37,154
Distributions reinvested	392	4,280	253	2,623
Repurchased	(288)	(3,250)	(18,401)	(190,857)
Net increase (decrease)	2,005	$22,808	(14,501)	($151,080)
Class 1 shares
Sold	10,633,000	$122,393,955	6,076,955	$62,823,325
Distributions reinvested	383,858	4,184,057	115,959	1,200,181
Repurchased	(698,761)	(8,087,666)	(984,818)	(10,232,223)
Net increase	10,318,097	$118,490,346	5,208,096	$53,791,283
Total net increase	10,320,102	$118,513,154	5,193,595	$53,640,203

Multi-Index Lifestyle Balanced Portfolio	Year ended 8/31/17		Year ended 8/31/16
	Shares	Amount	Shares	Amount
Class R6 shares
Sold	743	$8,338	444	$4,464
Distributions reinvested	3	29	63	638
Repurchased	(2)	(23)	(3,872)	(39,605)
Net increase (decrease)	744	$8,344	(3,365)	($34,503)
Class 1 shares
Sold	31,375,531	$345,639,509	19,998,562	$205,190,163
Distributions reinvested	1,137,831	12,190,570	515,160	5,262,397
Repurchased	(2,328,320)	(25,405,134)	(1,927,594)	(19,710,289)
Net increase	30,185,042	$332,424,945	18,586,128	$190,742,271
Total net increase	30,185,786	$332,433,289	18,582,763	$190,707,768

Multi-Index Lifestyle Conservative Portfolio	Year ended 8/31/17		Year ended 8/31/16
	Shares	Amount	Shares	Amount
Class R6 shares
Sold	5,644	$59,577	1,548	$15,729
Distributions reinvested	679	7,058	522	5,298
Repurchased	(761)	(8,004)	(11,940)	(120,558)
Net increase (decrease)	5,562	$58,631	(9,870)	($99,531)
Class 1 shares
Sold	6,883,076	$72,357,323	4,785,722	$48,805,886
Distributions reinvested	217,413	2,260,456	109,094	1,111,053
Repurchased	(2,009,087)	(20,985,630)	(745,508)	(7,655,295)
Net increase	5,091,402	$53,632,149	4,149,308	$42,261,644
Total net increase	5,096,964	$53,690,780	4,139,438	$42,162,113

Multi-Index Lifestyle Growth Portfolio	Year ended 8/31/17		Year ended 8/31/16
	Shares	Amount	Shares	Amount
Class R6 shares
Sold	5,449	$61,276	5,659	$58,252
Distributions reinvested	1,996	21,639	1,519	15,704
Repurchased	(17,582)	(192,629)	(30,527)	(313,452)
Net decrease	(10,137)	($109,714)	(23,349)	($239,496)
Class 1 shares
Sold	25,951,587	$295,173,939	14,768,683	$153,634,442
Distributions reinvested	928,067	10,050,961	268,346	2,774,699
Repurchased	(1,261,202)	(14,263,363)	(1,135,290)	(11,869,273)
Net increase	25,618,452	$290,961,537	13,901,739	$144,539,868
Total net increase	25,608,315	$290,851,823	13,878,390	$144,300,372

Multi-Index Lifestyle Moderate Portfolio	Year ended 8/31/17		Year ended 8/31/16
	Shares	Amount	Shares	Amount
Class R6 shares
Sold	2,484	$26,701	2,020	$20,488
Distributions reinvested	1,429	15,056	1,331	13,467
Repurchased	(2,976)	(31,640)	(7,261)	(74,378)
Net increase (decrease)	937	$10,117	(3,910)	($40,423)
Class 1 shares
Sold	10,739,662	$115,290,825	4,672,892	$48,013,456
Distributions reinvested	290,300	3,060,800	147,094	1,490,279
Repurchased	(1,428,926)	(15,291,168)	(769,046)	(7,923,538)
Net increase	9,601,036	$103,060,457	4,050,940	$41,580,197
Total net increase	9,601,973	$103,070,574	4,047,030	$41,539,774

FUND SHARE TRANSACTIONS, CONTINUED

Real Estate Equity Fund	Year ended 8/31/17		Year ended 8/31/16
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	2,987,944	$31,845,365	1,288,002	$14,810,545
Distributions reinvested	2,870,473	28,848,249	2,448,841	27,182,135
Repurchased	(2,208,938)	(23,267,184)	(5,955,366)	(70,164,744)
Net increase (decrease)	3,649,479	$37,426,430	(2,218,523)	($28,172,064)

Real Estate Securities Fund	Year ended 8/31/17		Year ended 8/31/16
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	464,159	$6,452,069	4,980,827	$72,190,114
Distributions reinvested	5,364,229	65,765,455	4,887,509	64,368,488
Repurchased	(12,012,571)	(157,410,525)	(4,315,318)	(59,677,404)
Net increase (decrease)	(6,184,183)	($85,193,001)	5,553,018	$76,881,198

Real Return Bond Fund	Year ended 8/31/17		Year ended 8/31/16
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	979,496	$11,037,543	954,268	$10,618,362
Distributions reinvested	183,443	2,061,080	101,728	1,110,720
Repurchased	(1,442,850)	(16,206,386)	(1,568,231)	(17,330,106)
Net decrease	(279,911)	($3,107,763)	(512,235)	($5,601,024)
Class NAV shares
Sold	28,360,613	$313,876,707	41,062,070	$448,384,966
Distributions reinvested	2,283,164	25,314,134	675,915	7,322,232
Repurchased	(8,040,145)	(89,769,365)	(5,136,749)	(56,190,699)
Net increase	22,603,632	$249,421,476	36,601,236	$399,516,499
Total net increase	22,323,721	$246,313,713	36,089,001	$393,915,475

Science & Technology Fund	Year ended 8/31/17		Year ended 8/31/16
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	528,526	$6,499,291	1,182,267	$12,522,170
Distributions reinvested	5,235,061	56,538,661	15,540,247	169,699,499
Repurchased	(45,329,007)	(573,500,100)	(17,504,396)	(209,379,809)
Net decrease	(39,565,420)	($510,462,148)	(781,882)	($27,158,140)

Short Term Government Income Fund	Year ended 8/31/17		Year ended 8/31/16
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	7,051,017	$66,939,039	10,363,832	$99,966,661
Distributions reinvested	406,858	3,871,626	390,225	3,760,750
Repurchased	(10,943,615)	(105,318,061)	(1,632,497)	(15,746,543)
Net increase (decrease)	(3,485,740)	($34,507,396)	9,121,560	$87,980,868

Small Cap Growth Fund	Year ended 8/31/17		Year ended 8/31/16
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	4,492,149	$39,251,817	3,616,130	$27,478,907
Distributions reinvested	—	—	3,567,724	28,506,115
Repurchased	(4,778,547)	(41,251,634)	(3,091,889)	(23,467,759)
Net increase (decrease)	(286,398)	($1,999,817)	4,091,965	$32,517,263

Small Company Growth Fund	Year ended 8/31/17		Year ended 8/31/16
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	2,572,585	$49,309,599	279,724	$4,822,391
Distributions reinvested	629,229	11,370,175	1,123,803	19,408,070
Repurchased	(1,620,443)	(30,928,932)	(1,099,267)	(19,248,856)
Net increase	1,581,371	$29,750,842	304,260	$4,981,605

Small Company Value Fund	Year ended 8/31/17		Year ended 8/31/16
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	422,584	$12,674,256	159,865	$4,352,182
Distributions reinvested	379,047	10,893,806	793,818	19,662,879
Repurchased	(946,372)	(27,093,515)	(604,154)	(17,009,125)
Net increase (decrease)	(144,741)	($3,525,453)	349,529	$7,005,936
Class NAV shares
Sold	873,401	$24,832,607	73,956	$1,983,673
Distributions reinvested	596,001	17,105,226	1,953,930	48,340,224
Repurchased	(2,112,631)	(62,679,866)	(1,535,474)	(41,365,277)
Net increase (decrease)	(643,229)	($20,742,033)	492,412	$8,958,620
Total net increase (decrease)	(787,970)	($24,267,486)	841,941	$15,964,556

FUND SHARE TRANSACTIONS, CONTINUED

Strategic Equity Allocation Fund	Year ended 8/31/17		Year ended 8/31/16
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	37,960,382	$499,812,858	76,427,018	$954,499,506
Distributions reinvested	51,147,116	633,201,299	29,887,927	372,702,454
Repurchased	(86,549,458)	(1,153,444,160)	(38,084,265)	(487,550,626)
Net increase (decrease)	2,558,040	($20,430,003)	68,230,680	$839,651,334

Total Return Fund	Year ended 8/31/17		Year ended 8/31/16
	Shares	Amount	Shares	Amount
Class 1 shares[1]
Sold	—	—	63,121	$856,466
Distributions reinvested	—	—	465,652	6,183,860
Repurchased	—	—	(18,203,497)	(243,749,170)
Net increase (decrease)	—	—	(17,674,724)	($236,708,844)
Class NAV shares
Sold	32,956,952	$443,939,904	19,412,646	$258,827,508
Distributions reinvested	3,746,966	50,272,553	5,580,375	74,115,478
Repurchased	(14,150,516)	(191,958,586)	(15,057,121)	(202,259,054)
Net increase	22,553,402	$302,253,871	9,935,900	$130,683,932
Total net increase (decrease)	22,553,402	$302,253,871	(7,738,824)	($106,024,912)

1 Class 1 shares liquidated on 10-16-15.

U.S. High Yield Bond Fund	Year ended 8/31/17		Year ended 8/31/16
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	1,726,441	$19,399,330	1,222,611	$13,054,986
Distributions reinvested	441,814	4,908,055	494,415	5,191,686
Repurchased	(1,973,297)	(22,222,700)	(2,240,920)	(23,764,986)
Net increase (decrease)	194,958	$2,084,685	(523,894)	($5,518,314)
Class NAV shares
Sold	209,497	$2,366,810	5,264,245	$55,456,972
Distributions reinvested	1,281,698	14,210,317	1,548,706	16,244,920
Repurchased	(8,180,801)	(91,335,321)	(4,906,828)	(52,908,371)
Net increase (decrease)	(6,689,606)	($74,758,194)	1,906,123	$18,793,521
Total net increase (decrease)	(6,494,648)	($72,673,509)	1,382,229	$13,275,207

U.S. Strategic Equity Allocation Fund	Period ended 8/31/17[2]
	Shares	Amount
Class NAV shares
Sold	270,869,078	$2,742,772,883
Distributions reinvested	553,781	5,881,152
Repurchased	(102,463,573)	(1,047,671,276)
Net increase	168,959,286	$1,700,982,759

2 Period from 9-26-16 (commencement of operations) to 8-31-17.

For funds with Class 1 and Class NAV shares, affiliates of the Trust owned 100% of shares with the exception of the following funds on August 31, 2017. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.

Fund/Portfolio	Class	% by Class
Fundamental Global Franchise Fund	A	16%
Fundamental Global Franchise Fund	I	99%
Fundamental Global Franchise Fund	R6	100%
Multi-Index Lifestyle Balanced Portfolio	R6	93%

7.  PURCHASE AND SALE OF SECURITIES Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, are aggregated below for the August 31, 2017. In addition, purchases and sales of U.S. Treasury obligations are aggregated below for the year ended August 31, 2017:

	Purchases		Sales and maturities
Fund	U.S. Government	Other Issuers	U.S. Government	Other Issuers
Asia Pacific Total Return Bond Fund	$21,147,531	$174,582,303	$15,647,398	$197,495,697
Capital Appreciation Fund	—	824,263,538	—	1,417,172,804
Capital Appreciation Value Fund	—	1,072,263,548	—	1,544,058,300
Core Bond Fund	4,621,852,634	1,966,040,622	4,477,746,557	1,697,417,589
Fundamental Global Franchise Fund	—	276,934,705	—	264,583,447
Global Bond Fund	19,101,854	287,500,883	49,418,499	380,134,617
Global Real Estate Fund	—	299,122,886	—	272,810,726
Health Sciences Fund	—	321,482,812	—	240,105,967
High Yield Fund	—	278,170,340	—	333,866,481
International Growth Stock Fund	—	297,978,070	—	344,037,916
International Small Cap Fund	—	113,742,449	—	219,741,543
International Strategic Equity Allocation Fund	—	2,708,798,420	—	1,923,584,371
International Value Fund	—	452,153,462	—	1,028,424,578
Investment Quality Bond Fund	28,902,741	182,607,267	105,521,765	565,918,166
Mid Cap Stock Fund	—	1,365,697,581	—	1,495,163,944

PURCHASE AND SALE OF SECURITIES, CONTINUED

	Purchases		Sales and maturities
Fund	U.S. Government	Other Issuers	U.S. Government	Other Issuers
Mid Value Fund	—	$663,046,517	—	$483,378,320
Multi-Index Lifestyle Aggressive Portfolio	—	145,087,755	—	21,775,125
Multi-Index Lifestyle Balanced Portfolio	—	449,665,694	—	109,475,343
Multi-Index Lifestyle Conservative Portfolio	—	87,839,190	—	34,610,742
Multi-Index Lifestyle Growth Portfolio	—	367,499,853	—	65,757,112
Multi-Index Lifestyle Moderate Portfolio	—	137,893,941	—	33,229,716
Real Estate Equity Fund	—	50,910,111	—	33,649,918
Real Estate Securities Fund	—	902,389,373	—	1,028,544,619
Real Return Bond Fund	$1,193,745,572	113,747,739	$886,976,046	135,350,535
Science & Technology Fund	—	531,030,345	—	1,077,981,463
Short Term Government Income Fund	57,967,048	107,889,264	50,826,520	148,611,651
Small Cap Growth Fund	—	208,018,753	—	213,618,470
Small Company Growth Fund	—	93,797,320	—	75,429,953
Small Company Value Fund	—	53,324,913	—	104,273,694
Strategic Equity Allocation Fund	—	4,693,586,040	—	5,173,496,091
Total Return Fund	328,583,348	1,036,111,213	588,381,966	687,928,603
U.S. High Yield Bond Fund	—	210,827,776	—	279,781,170
U.S. Strategic Equity Allocation Fund	—	2,891,090,453	—	1,932,071,761

8.  INDUSTRY OR SECTOR RISK Certain funds generally invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of a fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors. Financial services companies can be hurt by economic declines, changes in interest rates regulatory and market impacts.

9.  INVESTMENT BY AFFILIATED FUNDS Certain investors in the funds are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the funds for the purpose of exercising management or control; however, this investment may represent a significant portion of the funds’ net assets. The following funds had an affiliate ownership of 5% or more of the funds’ net assets:

Fund
Asia Pacific Total Return Bond Fund	100.0%
Capital Appreciation Fund	53.9%
Capital Appreciation Value Fund	99.6%
Core Bond Fund	61.1%
Fundamental Global Franchise Fund	99.1%
Global Bond Fund	80.8%
Global Real Estate Fund	98.6%
Health Sciences Fund	100.0%
High Yield Fund	30.3%
International Growth Stock Fund	99.1%
International Small Cap Fund	85.8%
International Strategic Equity Allocation Fund	100.0%
International Value Fund	71.4%
Mid Cap Stock Fund	77.3%
Mid Value Fund	100.0%
Real Estate Equity Fund	100.0%
Real Return Bond Fund	93.6%
Science & Technology Fund	100.0%
Short Term Government Income Fund	100.0%
Small Cap Growth Fund	100.0%
Small Company Growth Fund	100.0%
Small Company Value Fund	67.8%
Strategic Equity Allocation Fund	100.0%
Total Return Fund	100.0%
U.S. High Yield Bond Fund	71.5%
U.S. Strategic Equity Allocation Fund	100.0%

10.  INVESTMENT IN AFFILIATED UNDERLYING FUNDS John Hancock Multi-Index Lifestyle Portfolios invest primarily in affiliated underlying funds that are managed by the Advisor and its affiliates. The portfolios do not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the portfolios’ investments may represent a significant portion of each underlying fund’s net assets. At August 31, 2017, the portfolios did not hold 5% or more of the net assets of the underlying funds.

Information regarding the portfolios’ fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the portfolios from the investments in affiliated underlying funds is as follows:

					Dividends and distributions
Fund	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
Multi-Index Lifestyle Aggressive Portfolio
Strategic Equity Allocation	5,393,643	6,602,687	(244,706)	11,751,624	$1,639,177	$6,805,480	($174,235)	$10,118,660	$164,405,226
Multi-Index Lifestyle Balanced Portfolio
Strategic Equity Allocation	10,617,721	10,569,969	(783,872)	20,403,818	$2,877,846	$11,948,145	($444,052)	$18,095,875	$285,449,420
Multi-Index Lifestyle Conservative Portfolio
Strategic Equity Allocation	702,973	745,048	(307,409)	1,140,612	$164,787	$684,156	$107,021	$965,209	$15,957,160
Multi-Index Lifestyle Growth Portfolio
Strategic Equity Allocation	11,298,482	12,248,594	(334,626)	23,212,450	$3,331,169	$13,830,234	($231,595)	$19,736,552	$324,742,174

INVESTMENT IN AFFILIATED UNDERLYING FUNDS, CONTINUED

					Dividends and distributions
Fund	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
Multi-Index Lifestyle Moderate Portfolio
Strategic Equity Allocation	1,795,858	2,290,754	(358,161)	3,728,451	$535,285	$2,222,378	($172,257)	$3,228,776	$52,161,029

11.  INTERFUND TRADING The funds are permitted to purchase or sell securities from or to certain other affiliated funds, as set forth in Rule 17a-7 of the 1940 Act, under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the funds from or to another fund that is or could be considered an affiliate complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2017 the funds engaged in securities purchases and sales with affiliated funds, some of which have different fiscal reporting periods, as follows:

Fund	Purchases	Sales
Capital Appreciation Value Fund	1,433,183	1,277,222
Global Bond Fund	11,800,836	47,173,436
Health Sciences Fund	—	190,795
International Small Cap Fund	661,692	2,157,806
Mid Value Fund	1,726,256	554,759
Real Estate Equity Fund	—	133,600
Real Return Bond Fund	736,302	1,357,740
Short Term Government Income Fund	—	6,021,614
Small Company Growth Fund	5,993,008	7,483,490
Small Company Value Fund	267,985	509,774
Total Return Fund	20,516,314	26,293,998
U.S. High Yield Bond Fund	1,344,607	2,316,867

12.  DIRECT PLACEMENT SECURITIES The funds may hold private placement securities which are restricted as to resale and the fund has limited rights to registration under the Securities Act of 1933. The following table summarizes the direct placement securities held at August 31, 2017:

Fund	Issuer, Description	Original acquisition date	Acquisition cost	Beginning share amount		Ending share amount		Value as a percentage of fund’s net assets		Value as of 8-31-17
Health Sciences Fund	Acerta Pharma BV, Class B	2/8/2016	$146,475	4,892,850		4,892,850		0.1%		$348,860
Health Sciences Fund	Doximity, Inc.	4/10/2014	307,268	63,738		63,738		0.1%		375,417
Health Sciences Fund	Jand, Inc., Class A	4/23/2015	194,538	16,938		16,938		0.0	%(a)	137,537
Health Sciences Fund	Jand, Inc., Series D	4/23/2015	434,397	37,822		37,822		0.1%		307,115
										$1,168,929
Mid Cap Stock Fund (b)	Coupang LLC	11/20/2014	7,607,320	1,975,070	(c)	2,300,670	(c)	0.7%		$11,365,310
Mid Cap Stock Fund (b)	DraftKings, Inc.	12/4/2014	3,259,192	1,058,252		2,143,227	(d)	0.2%		3,322,002
Mid Cap Stock Fund (b)	Dropbox, Inc., Series C	1/28/2014	299,400	—		20,535		0.0	%(a)	266,750
Mid Cap Stock Fund (b)	Essence Group Holdings Corp.	5/1/2014	5,083,384	2,576,993		2,958,957		0.4%		5,769,966
Mid Cap Stock Fund (b)	Jand, Inc., Class A	4/23/2015	635,744	49,365		57,523		0.0	%(a)	467,087
Mid Cap Stock Fund (b)	Jand, Inc., Series D	4/23/2015	1,419,614	110,231		128,449		0.1%		1,043,006
Mid Cap Stock Fund (b)	Lookout, Inc., Series F	7/31/2014	4,276,874	341,649		392,767		0.2%		2,855,416
Mid Cap Stock Fund (b)	MarkLogic Corp., Series F	4/27/2015	5,713,656	433,540		507,686		0.3%		5,010,861
Mid Cap Stock Fund (b)	Pinterest, Inc., Series G	3/16/2015	6,593,991	570,725		960,835		0.4%		6,629,762
Mid Cap Stock Fund (b)	The Honest Company, Inc. (Common)	8/20/2014	1,699,979	52,540		60,870		0.1%		1,634,968
Mid Cap Stock Fund (b)	The Honest Company, Inc. (Preferred)	8/20/2014	3,966,620	122,593		142,030		0.2%		3,814,926
Mid Cap Stock Fund (b)	Uber Technologies, Inc.	6/5/2014	29,950,871	1,059,388		1,336,524		3.4%		55,412,285
Mid Cap Stock Fund (b)	WeWork Companies, Inc., Class A	12/8/2014	889,109	35,488		41,429		0.1%		2,146,436
Mid Cap Stock Fund (b)	WeWork Companies, Inc., Series D1	12/8/2014	4,418,925	176,378		205,905		0.7%		10,667,938
Mid Cap Stock Fund (b)	WeWork Companies, Inc., Series D2	12/8/2014	3,472,011	138,582		161,782		0.5%		8,381,925
Mid Cap Stock Fund (b)	Zuora, Inc., Series F	1/15/2015	6,216,996	1,403,516		1,640,679		0.5%		7,858,852
										$126,647,490
Science & Technology Fund	Airbnb, Inc., Series E	7/14/2015	$1,526,562	16,398		16,398		0.5%		$1,743,271
Science & Technology Fund	Flipkart, Ltd.	3/19/2015	111,720	980		980		0.0	%(a)	86,351
Science & Technology Fund	Flipkart, Ltd., Series A	3/19/2015	38,076	334		334		0.0	%(a)	29,430
Science & Technology Fund	Flipkart, Ltd., Series C	3/19/2015	67,260	590		590		0.0	%(a)	51,987
Science & Technology Fund	Flipkart, Ltd., Series E	3/19/2015	125,058	1,097		1,097		0.0	%(a)	96,661
Science & Technology Fund	Flipkart, Ltd., Series G	12/17/2014	778,200	6,498		6,498		0.2%		778,200
Science & Technology Fund	Xiaoju Kuaizhi, Inc.	10/19/2015	460,705	16,798		16,798		0.2%		855,557
										$3,641,457

DIRECT PLACEMENT SECURITIES, CONTINUED

Fund	Issuer, Description	Original acquisition date	Acquisition cost	Beginning share amount	Ending share amount		Value as a percentage of fund’s net assets	Value as of 8-31-17
Small Cap Growth Fund	DraftKings, Inc.	7/13/2015	$571,817	88,398	151,487	(d)	0.1%	$234,805
Small Cap Growth Fund	MarkLogic Corp., Series F	4/27/2015	839,997	72,325	72,325		0.3%	713,848
Small Cap Growth Fund	The Honest Company, Inc.	8/3/2015	585,435	12,795	12,795		0.1%	343,674
Small Cap Growth Fund	Zuora, Inc., Series F	1/15/2015	$733,242	192,994	192,994		0.4%	$924,441
								$2,216,768

(a)	Less than 0.05%
(b)	Additional shares acquired in merger with Alpha Opportunities Fund
(c)	Ten-to-one stock split
(d)	Preferred shares converted to common shares

13.   REORGANIZATION On December 8, 2016, the shareholders of JHF II Alpha Opportunities Fund (the Acquired Fund) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of the JHF II Mid Cap Stock Fund (the Acquiring Fund) with a value equal to the net assets transferred.

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund with a value equal to the net assets transferred; (b) the liquidation of the Acquired Fund; and (c) the distribution to Acquired Fund’s shareholders of such Acquiring Fund’s shares. The reorganization was intended to consolidate the Acquired Fund with a fund with a similar investment objective and achieve economies of scale. As a result of the reorganization, the Acquiring Fund is the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganization did not qualify as a tax-free reorganization for federal income tax purposes; however, it is not expected to be a taxable event for contract owners. Thus, the investments were transferred to the Acquiring Fund at market value. All distributable amounts of net income and realized gains from the Acquired Fund were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired Fund. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on March 24, 2017. The following outlines the reorganization:

Acquiring Fund	Acquired Fund	Net Asset Value of the Acquired Fund	Appreciation of the Acquired Fund’s Investments	Shares Redeemed by the Acquired Fund	Shares Issued by the Acquiring Fund	Acquiring Fund Net Assets Prior to Combination	Acquiring Fund Total Net Assets After Combination
JHF II Mid Cap Stock Fund	JHF II Alpha Opportunities Fund	$266,892,549	$12,634,289	23,300,809	13,457,544	$1,540,405,769	$1,807,298,318

Because the combined fund has been managed as a single integrated fund since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired Fund that have been included in the Acquiring Fund’s Statement of operations at August 31, 2017. See Note 6 for capital shares issued in connection with the above referenced reorganizations.

Assuming the acquisition had been completed on September 1, 2016, the beginning of the reporting period, the Acquiring Fund’s pro forma results of operations for the year ended August 31, 2017 are as follows:

Net investment income (loss)	($980,441)
Net realized and unrealized gain (loss)	456,640,615
Increase (decrease) in net assets from operations	$455,660,174

14.  OTHER MATTERS In or around May 2015, certain John Hancock Funds, including U.S. High Yield Bond Fund, were served with a complaint brought by the Motors Liquidation Avoidance Action Trust (the “Motors Trust”). The complaint seeks disgorgement of certain amounts paid to the Term Loan Lenders as holders of indebtedness issued by General Motors pursuant to a $1.5 billion term loan, dated as of November 29, 2006 (as amended, the “Term Loan”) and argues that because certain of the collateral securing the Term Loan was allegedly released, the Term Loan is undersecured. The total amount at issue for the U.S. High Yield Bond Fund is approximately $9.2 million. The John Hancock Funds have joined a group of defendants represented by the law firm Kasowitz, Benson, Torres & Friedman LLP (the “Joint Defense Group”), and, through counsel, have been vigorously defending the action. Additionally, the John Hancock Funds have brought cross-claims against JPMorgan Chase Bank N.A. (“JPMorgan”) related to JPMorgan’s actions as administrative agent of the Term Loan.

The trial on the value of the remaining collateral commenced on April 24, 2017, and closing arguments took place on June 5, 2017. The trial focused on 40 representative assets (the “Representative Assets”), to address, inter alia: (1) whether the Representative Assets are fixtures and thus constitute the Term Loan Lenders’ remaining collateral, and (2) the value of, and the valuation methodology that should apply in valuing, each of the Representative Assets. After a decision on the Representative Assets is reached, the parties anticipate engaging in mediation to try and extrapolate the Bankruptcy Court’s decision to each asset that may constitutes the Term Loan Lenders’ remaining collateral. Mediation has been scheduled for December 12, 2017, subject to the Court’s decision. With respect to the Hancock Funds’ cross-claims against JPMorgan, limited discovery is currently ongoing and dispositive motions on the cross-claims are not expected until after the mediation following the Representative Assets’ trial concludes.

The U.S. High Yield Bond Fund cannot predict the outcome of these proceedings. If the proceeding were to be decided in a manner adverse to the U.S. High Yield Bond Fund, or if the U.S. High Yield Bond Fund enters into a settlement agreement with the plaintiffs, the payment of such judgement or settlement could have an adverse effect on the U.S. High Yield Bond Fund’s net asset value.

John Hancock Funds II

Report of independent registered public accounting firm

To the Board of Trustees and Shareholders of John Hancock Funds II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios’ of investments, and the related statements of operations, of changes in net assets, and of cash flows (statement of cash flows only for the John Hancock Real Return Bond Fund) and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Asia Pacific Total Return Bond Fund, the John Hancock Capital Appreciation Fund, the John Hancock Capital Appreciation Value Fund, the John Hancock Core Bond Fund, the John Hancock Fundamental Global Franchise Fund, the John Hancock Global Bond Fund, the John Hancock Global Real Estate Fund, the John Hancock Health Sciences Fund, the John Hancock High Yield Fund, the John Hancock International Growth Stock Fund, the John Hancock International Small Cap Fund, the John Hancock International Strategic Equity Allocation Fund, the John Hancock International Value Fund, the John Hancock Investment Quality Bond Fund, the John Hancock Mid Cap Stock Fund, the John Hancock Mid Value Fund, the John Hancock Multi-Index Lifestyle Aggressive Portfolio (formerly known as the John Hancock Lifestyle II Aggressive Portfolio), the John Hancock Multi-Index Lifestyle Balanced Portfolio (formerly known as the John Hancock Lifestyle II Balanced Portfolio), the John Hancock Multi-Index Lifestyle Conservative Portfolio (formerly known as the John Hancock Lifestyle II Conservative Portfolio), the John Hancock Multi-Index Lifestyle Growth Portfolio (formerly known as the John Hancock Lifestyle II Growth Portfolio), the John Hancock Multi-Index Lifestyle Moderate Portfolio (formerly known as the John Hancock Lifestyle II Moderate Portfolio), the John Hancock Real Estate Equity Fund, the John Hancock Real Estate Securities Fund, the John Hancock Real Return Bond Fund, the John Hancock Science & Technology Fund, the John Hancock Short Term Government Income Fund, the John Hancock Small Cap Growth Fund, the John Hancock Small Company Growth Fund, the John Hancock Small Company Value Fund, the John Hancock Strategic Equity Allocation Fund, the John Hancock Total Return Fund, the John Hancock U.S. High Yield Bond Fund, and the John Hancock U.S. Strategic Equity Allocation Fund (the “Funds”) as of August 31, 2017, the results of each of their operations for the periods then ended, the cash flows for the John Hancock Real Return Bond Fund for the year then ended, the changes in each of their net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodians, brokers, transfer agent, and agent banks, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 26, 2017

John Hancock Funds II

Federal tax information (Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions of the funds, if any, paid during its taxable year ended August 31, 2017.

Dividend Received Deduction  The funds report the maximum amount allowable of their net taxable income as eligible for the corporate dividends-received deduction.

Qualified Dividend Income  The funds report the maximum amount allowable of their net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Foreign Tax Credit  The following table details the income derived from foreign sources and the amounts the funds intend to pass through as foreign tax credits for the year ended August 31, 2017:

Fund	Foreign Sourced Income	Foreign Tax Credit
Asia Pacific Total Return Bond Fund	$16,496,132	$491,228
International Growth Stock Fund	21,815,812	1,597,141
International Small Cap Fund	13,218,173	1,457,915
International Strategic Equity Allocation Fund	39,523,844	3,640,471
International Value Fund	36,314,044	2,814,591
Multi-Index Lifestyle Growth Portfolio	589,230	146,829

Long Term Capital Gains  The funds below paid the following amounts in capital gain dividends.

Fund	Capital Gains
Capital Appreciation Fund	$204,216,134
Capital Appreciation Value Fund	67,805,945
Core Bond Fund	903,569
Fundamental Global Franchise Fund	54,102,314
Global Bond Fund	1,743,929
Health Sciences Fund	49,167,362
International Strategic Equity Allocation Fund	743,630
Mid Cap Stock Fund	4,316,368
Mid Value Fund	61,916,058
Multi-Index Lifestyle Aggressive Portfolio	1,959,115
Multi-Index Lifestyle Balanced Portfolio	3,685,263
Multi-Index Lifestyle Conservative Portfolio	402,041
Multi-Index Lifestyle Growth Portfolio	3,848,265
Multi-Index Lifestyle Moderate Portfolio	646,102
Real Estate Equity Fund	25,107,410
Real Estate Securities Fund	35,972,147
Science & Technology Fund	50,098,185
Small Company Growth Fund	11,323,096
Small Company Value Fund	26,140,004
Strategic Equity Allocation Fund	510,291,738

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

John Hancock Funds II

Evaluation of advisory and subadvisory agreements by the board of trustees

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on September 12-15, 2016, the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust), including all of the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), approved the establishment of John Hancock U.S. Strategic Equity Allocation Fund and John Hancock International Strategic Equity Allocation Fund (the New Funds).

This section describes the evaluation by the Board of:

(a)  an amendment to the advisory agreement between the Trust and John Hancock Advisers, LLC (the Advisor) (the Advisory Agreement); and

(b)  a subadvisory agreement between the Advisor and John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) with respect to the New Funds (the Subadvisory Agreement).

In considering the Advisory Agreement and the Subadvisory Agreement with respect to the New Funds, the Board received in advance of the meetings a variety of materials relating to the New Funds, the Advisor and the Subadvisor, including comparative fee and expense information for a peer group of similar mutual funds, and including with respect to the Subadvisor, performance information for comparatively managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent, and quality of services to be provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s anticipated revenues and costs of providing services to the New Funds and any compensation paid to affiliates of the Advisor. The Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor to the John Hancock Funds (the Funds), including quarterly performance reports prepared by management containing reviews of investment results. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered information regarding the New Funds presented at the June 2016 meeting. The Board also considered the nature, quality, and extent of the non-advisory services, if any, to be provided to the New Funds by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the New Funds.

Throughout the process, the Board asked questions of and were afforded the opportunity to request additional information from management. The Board is assisted by legal counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed Advisory Agreement and Subadvisory Agreement and discussed the proposed Advisory Agreement and Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the New Funds, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent and quality of services to be provided to the New Funds, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history. The Board also noted that, on a regular basis, it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the New Funds’ compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor will be responsible for the management of the day-to-day operations of the New Funds, including but not limited to, general supervision of and coordination of the services to be provided by the Subadvisor, and also will be responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring the New Funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance with respect to all funds.

In considering the nature, extent and quality of the services to be provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the complex.

In the course of its deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)  the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationships, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives; review of brokerage matters, including with respect to trade allocation and best execution; and the Advisor’s timeliness in responding to performance issues;

(b)  the background, qualifications, and skills of the Advisor’s personnel;

(c)  the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;

(d)  the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the New Funds;

(e)  the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the New Funds;

(f)  the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the New Funds; and

(g)  the Advisor’s reputation and experience in serving as an investment advisor to the Trust, and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that Advisor may reasonably be expected to provide a high quality of services under the Advisory Agreement with respect to the New Funds.

Investment performance. In connection with its consideration of the Advisory Agreement, the Board considered, at this and at prior meetings, the performance of other comparable funds or accounts, if any, managed by the Advisor and Subadvisor and the performance of their respective benchmarks and/or peer groups. The Board also noted that it reviews at its regularly scheduled meetings information about the performance of other John Hancock Funds managed by the Advisor and the Subadvisor.

Fees and Expenses. The Board reviewed comparative information including, among other data, the New Funds’ anticipated management fees and net total

John Hancock Funds II

Evaluation of advisory and subadvisory agreements by the board of trustees expenses as compared to similarly situated investment companies deemed to be comparable to the New Funds. The Board also noted that the New Funds’ anticipated net total expenses were lower the peer group average. The Board took into account management’s discussion of the New Funds’ anticipated expenses. The Board reviewed information provided by the Advisor concerning investment advisory fees charged to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the New Funds and the services they provide to other such comparable clients or funds.

The Board took into account management’s discussion of the New Funds’ expenses. The Board also took into account management’s discussion with respect to the overall management fee, the fees of the Subadvisor, including the amount of the advisory fee to be retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amount and the risks undertaken by the Advisor. The Board also noted that the Advisor, and not the New Funds, pays the subadvisory fees. The Board also took into account that management has agreed to implement an overall fee waiver across a number of funds in the complex, including the New Funds, which is discussed further below. The Board also noted that the Advisor has agreed to waive fees and/or reimburse expenses with respect to the New Funds. The Board also noted management’s discussion of certain actions taken over the past several years to reduce the funds’ operating expenses.

The Board concluded that the advisory fees to be paid by the New Funds are reasonable in light of the nature, extent and quality of the services to be provided to the New Funds under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the New Funds, the Board:

(a)  reviewed financial information of the Advisor;

(b)  reviewed and considered information presented by the Advisor regarding the anticipated net profitability to the Advisor and its affiliates with respect to the New Funds;

(c)  received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the New Funds;

(d)  received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data;

(e)  considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;

(f)  considered that the Advisor will also provide administrative services to the New Funds on a cost basis pursuant to an administrative services agreement;

(g)  noted that affiliates of the Advisor will provide transfer agency services and distribution services to the New Funds;

(h)  noted that the New Funds’ subadvisor is an affiliate of the Advisor;

(i)  noted that the Advisor will derive reputational and other indirect benefits from providing advisory services to the New Funds;

(j)  noted that the subadvisory fee for the New Funds will be paid by Advisor;

(k)  considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the mutual fund industry; and

(l)  considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it will provide to the New Funds and risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the anticipated level of profitability, if any, of the Advisor and its affiliates from their relationship with the New Funds is reasonable and not excessive.

Economies of Scale. In considering the extent to which economies of scale would be realized if the New Funds grow and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board: (a)  considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the New Funds (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;

(b)  reviewed the New Funds’ advisory fee structure and concluded that: (i) the New Funds’ fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the New Funds; and (ii) although economies of scale cannot be measured with precision, these arrangements will permit shareholders of the New Funds to benefit from economies of scale if the New Funds grow. The Board also took into account management’s discussion of the New Funds’ advisory fee structure; and

(c)  the Board also considered the potential effect of the New Funds’ future growth in size on their performance and fees. The Board also noted that if the New Funds’ assets increase over time, the New Funds may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(a)  information relating to the Subadvisor’s business;

(b)  the performance of comparable funds, as applicable, managed by the New Funds’ Subadvisor; and

(c)  the proposed subadvisory fee for the New Funds.

Nature, Extent, and Quality of Services. With respect to the services to be provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who will provide services to the New Funds. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring processes. The Board reviewed the Subadvisor’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular periodic reviews of the Subadvisor and its operations in regard to the Funds, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which include evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed by it to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor’s investment processes and philosophies. The Board took into account that the Subadvisor’s responsibilities will include the development and maintenance of an investment program for the New Funds that

John Hancock Funds II

Evaluation of advisory and subadvisory agreements by the board of trustees is consistent with the New Funds’ investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship to the New Funds, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the New Funds.

The Board also received information and took into account any other potential conflicts of interest that Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the New Funds, such as the opportunity to provide advisory services to additional John Hancock Funds and reputational benefits.

Subadvisory fees. The Board considered that the New Funds will pay advisory fees to the Advisor and that, in turn, the Advisor will pay subadvisory fees to the Subadvisor. The Board considered the New Funds’ subadvisory fee compared to similarly situated investment companies deemed to be comparable to the New Funds, as applicable. The Board noted the limited size of the peer group. The Board also took into account the subadvisory fees paid by the Advisor to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. The Board considered performance results of comparable funds managed by the Subadvisor against an applicable benchmark. The Board also noted that it reviews at its regularly scheduled meetings information about the performance of other John Hancock Funds managed by the Advisor and the Subadvisor. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.

The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager, and may reasonably be expected to provide a high quality of investment management services to the New Funds;

(2)	the proposed subadvisory fees are reasonable in relation to the level and quality of services to be provided under the Subadvisory Agreement; and

(3)	that the subadvisory fees will be paid by the Advisor not the New Funds’ and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the New Funds in order to permit shareholders to benefit from economies of scale if the New Funds grows.

* * *

Based on the Board’s evaluation of all factors that it deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that approval of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the New Funds and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the amendments to the Advisory Agreement and Subadvisory Agreement.

This section describes the evaluation by the Board of Trustees (the “Board”) of John Hancock Funds II (the “Trust”) of the Advisory Agreement (the “Advisory Agreement”) with John Hancock Advisers, LLC (the “Advisor”) and each of the Subadvisory Agreements (collectively, the “Subadvisory Agreements”) with respect to each of the portfolios of the Trust included in this report except those otherwise noted below (the “Funds”). The Advisory Agreement and Subadvisory Agreements are collectively referred to as the Agreements. Prior to the June 19–22, 2017 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 22–24, 2017.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 19-22, 2017, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), reapproved for an annual period, the continuation of the Advisory Agreement between the Trust and the Advisor and the applicable Subadvisory Agreements between the Advisor and the investment subadvisors (each, a “Subadvisor” and collectively, the “Subadvisors”) with respect to each of the Funds identified below in Appendix A. In addition, the following Funds are funds-of-funds and are covered in a separate report: Lifestyle Aggressive Portfolio, Lifestyle Balanced Portfolio, Lifestyle Conservative Portfolio, Lifestyle Growth Portfolio and Lifestyle Moderate Portfolio.

In considering the Advisory Agreement and the Subadvisory Agreements with respect to each Fund, the Board received in advance of the meetings a variety of materials relating to each Fund, the Advisor and each Subadvisor, including comparative performance, fee and expense information for peer groups of similar mutual funds prepared by an independent third-party provider of mutual fund data; performance information for the Funds’ benchmark indices; and, with respect to each Subadvisor, comparative performance information for comparably managed accounts, as applicable; and other information provided by the Advisor and the Subadvisors regarding the nature, extent and quality of services provided by the Advisor and the Subadvisors under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the Funds and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreements are considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisors is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisors to the Funds, including quarterly performance reports prepared by management containing reviews of investment results, and prior presentations from the Subadvisors with respect to the Funds they manage. The Board noted the affiliation of certain of the Subadvisors with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of the services, if any, to be provided to the Funds by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the Funds. In addition, although the Board approved the renewal of the Agreements for all the Funds at the June meeting, the Board considered each Fund separately.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

John Hancock Funds II

Evaluation of advisory and subadvisory agreements by the board of trustees

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to each Fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of Fund performance and operations throughout the year.

Nature, Extent and Quality of Services. Among the information received by the Board from the Advisor relating to the nature, extent and quality of services provided to the Funds, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (“CCO”) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the Funds, including but not limited to, general supervision of and coordination of the services provided by the Subadvisors, and is also responsible for monitoring and reviewing the activities of the Subadvisors and other third-party service providers. The Board also considered the significant risk assumed by the Advisor in connection with the services provided to the Funds including entrepreneurial risk in sponsoring new Funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all Funds.

In considering the nature, extent and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the complex.

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)  the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationships, the Advisor’s oversight and monitoring of the Subadvisors’ investment performance and compliance programs, such as the Subadvisors’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, and the Advisor’s timeliness in responding to performance issues;

(b)  the background, qualifications and skills of the Advisor’s personnel;

(c)  the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;

(d)  the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Funds;

(e)  the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the Funds;

(f)  the Advisor’s initiative intended to improve various aspects of the Trust’s operations and investor experience with the Funds; and

(g)  the Advisor’s reputation and experience in serving as an investment adviser to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.

Investment Performance. In considering each Fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the Funds’ performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)  reviewed information prepared by management regarding the Funds’ performance;

(b)  considered the comparative performance of each Fund’s respective benchmark;

(c)  considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of mutual fund data; and

(d)  took into account the Advisor’s analysis of each Fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally and with respect to particular Funds.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board reviewed Fund performance against each Fund’s respective benchmarks and also concluded that the performance of each of the Funds has generally been in line with or generally outperformed the historical performance of comparable funds and/or each Fund’s respective benchmark, with certain exceptions noted in Appendix A. In such cases, the Board concluded that such performance is being monitored and reasonably addressed, where appropriate.

Fees and Expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data including, among other data, each Fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the Fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered each Fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the Fund’s ranking within broader groups of funds. In comparing each Fund’s contractual and net management fees to that of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board took into account management’s discussion with respect to the overall management fee, the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fees of the Funds. The Board also took into account that management had agreed to implement an overall fee waiver across the complex, which is discussed further below. The Board also noted management’s discussion of the Funds’ expenses, as well as any actions taken over the past several years to reduce the Funds’ operating expenses. The Board reviewed information provided by the Advisor concerning investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and each Subadvisor’s services to a Fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to each of the Funds is reasonable in light of the nature, extent and quality of the services provided to the Funds under the Advisory Agreement.

John Hancock Funds II

Evaluation of advisory and subadvisory agreements by the board of trustees

In addition, in the case of the Lifestyle Funds (each a “Fund of Funds”), the Trustees reviewed the advisory fee to be paid to the Advisor for each Fund of Funds, and concluded that such fee is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying portfolios of the Fund of Funds, and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of a Fund of Funds and those of its underlying portfolios.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisors that are affiliated with the Advisor) from the Advisor’s relationship with the Trust, the Board:

(a)  reviewed financial information of the Advisor;

(b)  reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates, of each Fund;

(c)  received and reviewed profitability information with respect to the John Hancock fund complex as a whole and with respect to each Fund;

(d)  received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;

(e)  considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain Funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability analysis reviewed by the Board;

(f)  considered that the Advisor also provides administrative services to the Funds on a cost basis pursuant to an administrative services agreement;

(g)  noted that certain of the Funds’ Subadvisors are affiliates of the Advisor;

(h)  noted that affiliates of the Advisor provide transfer agency services and distribution services to the Funds, and that the Trust’s distributor also receives Rule 12b-1 payments to support distribution of the products;

(i)  noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the Funds;

(j)  noted that the subadvisory fees for the Funds are paid by the Advisor and are negotiated at arms’ length with respect to the unaffiliated Subadvisors;

(k)  with respect to each Fund of the Funds, the Board noted that the advisory fee is in addition to the fees received by the Advisor and its affiliates with regard to the underlying portfolios in which each Fund of Funds may invest;

(k)  considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the mutual fund industry; and

(l)  considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including any Subadvisors that are affiliated with the Advisor), from their relationship with each Fund was reasonable and not excessive.

Economies of Scale. In considering the extent to which a Fund may realize any economies of scale and whether fee levels reflect these economies of scale for the benefit of Fund shareholders, the Board:

(a)  considered that with respect to the John Hancock underlying portfolios in which the Funds invest, the Advisor has agreed to waive a portion of its management fee for such funds and for each of the other John Hancock funds in the complex (except as discussed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios (the Reimbursement). This waiver is based upon the aggregate net assets of all the Participating Portfolios. (The funds that are not Participating Portfolios are each of the funds of funds of the Trust and John Hancock Variable Insurance Trust. The Funds of Funds also benefit from such overall management fee waiver through their investment in underlying portfolios that include certain of the Participating Portfolios, which are subject to the Reimbursement);

(b)  reviewed the Trust’s advisory fee structure and the incorporation therein of any subadvisory fee breakpoints in the advisory fees charged and concluded that (i) most of the Funds’ fee structures contain breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for Funds and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of Funds with advisory fee breakpoints to benefit from economies of scale if those Funds grow. The Board also took into account management’s discussion of the Funds’ advisory fee structure, including with respect to those Funds that did not currently have breakpoints; and

(c)  considered the effect of the Funds’ growth in size on their performance and fees. The Board also noted that if the Funds’ assets increase over time, the Funds may realize other economies of scale.

Approval of Subadvisory Agreements

In making its determination with respect to approval of the Subadvisory Agreements, the Board reviewed:

(1)	information relating to each Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);

(2)	the historical and current performance of each Fund and comparative performance information relating to the Fund’s benchmark and comparable funds;

(3)	the subadvisory fee for each Fund, and comparative fee information, where available, prepared by an independent third party provider of mutual fund data; and

(4)	information relating to the nature and scope of any material relationships and their significance to the Trust’s Advisor and unaffiliated Subadvisors.

Nature, Extent and Quality of Services. With respect to the services provided by each of the Subadvisors with respect to each Fund, the Board received information provided to the Board by each Subadvisor, including each Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered each Subadvisor’s current level of staffing and its overall resources, as well as received information relating to a Subadvisor’s compensation program. The Board reviewed each Subadvisor’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of each Subadvisor’s investment and compliance personnel who provide services to the Funds. The Board also considered, among other things, each Subadvisor’s compliance program and any disciplinary history. The Board also considered each Subadvisor’s risk assessment and monitoring process. The Board reviewed each Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of each Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Subadvisors and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisors and procedures reasonably designed by them to assure compliance with the federal

John Hancock Funds II

Evaluation of advisory and subadvisory agreements by the board of trustees securities laws. The Board also took into account the financial condition of each Subadvisor.

The Board considered each Subadvisor’s investment process and philosophy. The Board took into account that each Subadvisor’s responsibilities include the development and maintenance of an investment program for the applicable Fund that is consistent with the Fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to each Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor Compensation. In considering the cost of services to be provided by each Subadvisor and the profitability to that Subadvisor of its relationship with the Fund, the Board noted that the fees under the Subadvisory Agreements are paid by the Advisor and not the Funds. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreements. The Board also relied on the ability of the Advisor to negotiate each Subadvisory Agreement with Subadvisors that are not affiliated with the Advisor and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by unaffiliated Subadvisors from their relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreements.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to unaffiliated Subadvisors) of any material relationships with respect to the unaffiliated Subadvisors, which include arrangements in which unaffiliated Subadvisors or their affiliates provide advisory, distribution or management services in connection with financial products sponsored by the Trust’s Advisor or its affiliates, and may include shares of the Trust, other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans.

In addition, the Board considered other potential indirect benefits that the Subadvisors and their affiliates may receive from a Subadvisor’s relationship with the Fund, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory Fees. The Board considered that the Fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays subadvisory fees to each Subadvisor. As noted above, the Board also considered, if available, each Fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the Fund as included in the report prepared by the independent third party provider of fund data, to the extent applicable. The Board also took into account the subadvisory fees paid by the Advisor to a Subadvisor with respect to the Funds to fees charged by each Fund’s Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor Performance. As noted above, the Board considered each Fund’s performance as compared to the Fund’s respective peer group and the benchmark index and noted that the Board reviews information about the Fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of each Subadvisor. The Board was mindful of the Advisor’s focus on each Subadvisor’s performance. The Board also noted each Subadvisor’s long-term performance record for similar accounts, as applicable.

The Board’s decision to approve the Subadvisory Agreements with respect to each Fund was based on a number of determinations, including the following:

(1)	each Subadvisor has extensive experience and demonstrated skills as a manager;

(2)	although not without variation, the performance of each Fund managed by a Subadvisor generally has been in line with or outperformed the historical performance of comparable funds and/or each Fund’s respective benchmark, with the exceptions noted in Appendix A (with respect to such exceptions, the Board concluded that performance is being monitored and reasonably addressed);

(3)	the subadvisory fees are reasonable in relation to the level and quality of services being provided; and

(4)	the subadvisory fees are paid by the Advisor and not the Funds, and that the fee structure for certain of the Funds contains breakpoints, certain breakpoints are reflected as breakpoints in the advisory fees for the Funds in order to permit shareholders to benefit from economies of scale if those Funds grow.

In addition, in the case of each Fund of Funds, the Trustees reviewed the subadvisory fee to be paid to the Subadvisor for the Fund of Funds and concluded that the subadvisory fee to be paid to the Subadvisor with respect to each Fund of Funds is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the subadvisory agreements for the underlying portfolios of the Fund of Funds and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of a Fund of Funds and those of its underlying portfolios. Additional information relating to each Fund’s fees and expenses and performance that the Board considered in approving the Advisory Agreement and Subadvisory Agreements for a particular Fund is set forth in Appendix A.

* * *

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and each of the Subadvisory Agreements with respect to each Fund would be in the best interest of each of the respective Funds and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreements with respect to each Fund for an additional one-year period.

John Hancock Funds II

Appendix A

Portfolio (subadvisor)	Performance of fund, as of 12.31.2016	Fees and expenses	Comments

JHF II Asia Pacific Total Return Bond Fund (Manulife Asset Management (United States))	Benchmark Index — The fund outperformed for the one- and three-year periods. Lipper Category — The fund outperformed the average for the one- and three-year periods.
Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are higher than the peer group median.

Total expenses for this fund are higher than the peer group median.

The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index and to the peer group for the one- and three-year periods.

The Board took into account management’s discussion of the fund’s expenses.

JHF II Capital Appreciation Fund (Jennison Associates LLC)
Benchmark Index — The fund underperformed for the one-, three-, five- and ten-year periods.

Lipper Category — The fund underperformed the average for the one-year period and outperformed for the three-, five- and ten-year periods.

Subadvisory fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are higher than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the peer group for the three-, five- and ten-year periods.

The Board took into account management’s discussion of the fund’s expenses.

JHF II Capital Appreciation Value Fund (T. Rowe Price Associates, Inc.)
Benchmark Index — The fund underperformed for the one-year period and outperformed for the three- and five-year periods.

Lipper Category — The fund outperformed the average for the one-, three- and five-year periods.

Subadvisory fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are higher than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index for the three- and five-year periods and to the peer group for the one-, three- and five-year periods.

The Board took into account management’s discussion of the fund’s expenses.

JHF II Core Bond Fund (Wells Capital Management, Incorporated)
Benchmark Index — The fund underperformed for the one- and three-year periods and outperformed for the five-and ten-year periods.

Lipper Category — The fund underperformed the average for the one-year period and outperformed for the, three-, five- and ten-year periods.

Subadvisory fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are higher than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index for the five- and ten-year periods and to the peer group for the three-, five- and ten-year periods.

The Board took into account management’s discussion of the fund’s expenses.

John Hancock Funds II

Appendix A

Portfolio (subadvisor)	Performance of fund, as of 12.31.2016	Fees and expenses	Comments

JHF II Fundamental Global Franchise Fund (Manulife Asset Management (United States))	Benchmark Index — The fund underperformed for the one-year period and outperformed for the three-year period. Lipper Category — The fund outperformed the average for the one- and three-year periods.
Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are lower than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index for the three-year period and to the peer group for the one- and three-year periods.

JHF II Global Bond Fund (Pacific Investment Management Company LLC)
Benchmark Index — The fund outperformed for the one-, three-, five- and ten-year periods.

Lipper Category — The fund underperformed the average for the one-, three- and five-year periods and outperformed for the ten-year period.

Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are higher than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index for the one-, three-, five- and ten-year periods and to the peer group for the ten-year period.

The Board took into account management’s discussion of the fund’s expenses.

JHF II Global Real Estate Fund (Deutsche Investment Management Americas Inc./RREEF America LLC)	Benchmark Index — The fund underperformed for the one-, three-, five- and ten-year periods. Lipper Category — The fund outperformed the average for the one-, three-, five- and ten-year periods.
Subadvisory fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are higher than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the peer group for the one-, three-, five- and ten-year periods.

The Board took into account management’s discussion of the fund’s expenses.

JHF II Health Sciences Fund (T. Rowe Price Associates, Inc.)
Benchmark Index — The fund outperformed for the one-, three- and five-year periods.

Lipper Category — The fund underperformed the average for the one-year period and outperformed the average for the three- and five-year periods.

Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are higher than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index for the one-, three- and five-year periods and to the peer group for the three- and five-year periods.

The Board took into account management’s discussion of the fund’s expenses.

John Hancock Funds II

Appendix A

Portfolio (subadvisor)	Performance of fund, as of 12.31.2016	Fees and expenses	Comments

JHF II High Yield Fund (Western Asset Management Company)
Benchmark Index — The fund underperformed for the one-, three-, five- and ten-year periods.

Lipper Category — The fund underperformed the average for the three-year period and outperformed the average for the one- , five- and ten-year periods.

Subadvisory fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are higher than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the peer group for the one-, five- and ten-year periods.

The Board took into account management’s discussion of the fund’s expenses.

JHF II International Growth Stock Fund (Invesco Advisers, Inc.)
Benchmark Index — The fund underperformed for the one-year period and outperformed for the three- and five-year periods.

Lipper Category — The fund underperformed the average for the one-year period and outperformed the average for the three- and five-year periods.

Subadvisory fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are lower than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark and to the peer group peer group for the three- and five-year periods.

JHF II International Small Cap Fund (Franklin Templeton Investments Corp.)
Benchmark Index — The fund underperformed for the one-, three-, five- and ten-year periods.

Lipper Category — The fund underperformed the average for the one-, three- and five-year periods and outperformed for the ten-year period.

Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are higher than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the peer group for the ten-year period.

The Board took into account management’s discussion of the fund’s expenses.

JHF II International Value Fund (Templeton Investment Counsel, LLC)
Benchmark Index — The fund underperformed for the three- and five-year periods and outperformed for the one- and ten-year periods.

Lipper Category — The fund underperformed the average for the three-year period and outperformed the average for the one-, five- and ten-year periods.

Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are equal to the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index for the one- and ten-year periods and to the peer group for the one-, five- and ten-year periods.

John Hancock Funds II

Appendix A

Portfolio (subadvisor)	Performance of fund, as of 12.31.2016	Fees and expenses	Comments

JHF II Investment Quality Bond Fund (Wellington Management Company LLP)
Benchmark Index — The fund underperformed for the three-year period and outperformed for the one-, five- and ten-year periods.

Lipper Category — The fund outperformed the average for the one-, three-, five- and ten-year periods.

Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are higher than the peer group median.

Total expenses for this fund are equal to the peer group median.

The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index for the one-, five- and ten-year periods and to the peer group for the one-, three-, five- and ten-year periods.

The Board took into account management’s discussion of the fund’s expenses.

JHF II Multi-Index Lifestyle Aggressive Portfolio (Manulife Asset Management (United States)) (Manulife Asset Management (North America))	Benchmark Index — The fund underperformed for the three-year period and outperformed for the one-year period. Lipper Category — The fund outperformed the average for the one- and three-year periods.
Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are higher than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index for the one-year period and to the peer group for the one- and three-year periods.

The Board took into account management’s discussion of the fund’s expenses.

JHF II Multi-Index Lifestyle Balanced Portfolio (Manulife Asset Management (United States)) (Manulife Asset Management (North America))	Benchmark Index — The fund underperformed for the three-year period and outperformed for the one-year period. Lipper Category — The fund outperformed the average for the one- and three-year periods.
Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are higher than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index for the one-year period and to the peer group for the one- and three-year periods.

The Board took into account management’s discussion of the fund’s expenses.

JHF II Multi-Index Lifestyle Conservative Portfolio (Manulife Asset Management (United States)) (Manulife Asset Management (North America))	Benchmark Index — The fund underperformed for the one- and three-year periods. Lipper Category — The fund outperformed the average for the one- and three-year periods.
Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are higher than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the peer group for the one- and three-year periods.

The Board took into account management’s discussion of the fund’s expenses.

John Hancock Funds II

Appendix A

Portfolio (subadvisor)	Performance of fund, as of 12.31.2016	Fees and expenses	Comments

JHF II Multi-Index Lifestyle Growth Portfolio (Manulife Asset Management (United States)) (Manulife Asset Management (North America))	Benchmark Index — The fund underperformed for the one- and three-year periods. Lipper Category — The fund outperformed the average for the one- and three-year periods.
Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are higher than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the peer group for the one- and three-year periods.

The Board took into account management’s discussion of the fund’s expenses.

JHF II Multi-Index Lifestyle Moderate Portfolio (Manulife Asset Management (United States)) (Manulife Asset Management (North America))	Benchmark Index — The fund underperformed for the three-year period and outperformed for the one-year period. Lipper Category — The fund outperformed the average for the one- and three-year periods.
Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are higher than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index for the one-year period and to the peer group for the one- and three-year periods.

The Board took into account management’s discussion of the fund’s expenses.

JHF II Mid Cap Stock Fund (Wellington Management Company, LLP)
Benchmark Index — The fund underperformed for the one-, three-, five- and ten-year periods.

Lipper Category — The fund underperformed the average for the one-, three- and ten-year periods and outperformed the average for the five-year period.

Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are equal to the peer group median.

Total expenses for this fund are lower than the peer group median.
The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the peer group for the five-year period.

JHF II Mid Value Fund (T. Rowe Price Associates, Inc.)	Benchmark Index — The fund outperformed for the one-, three- and five-year periods. Lipper Category — The fund outperformed for the average for the one-, three- and five-year periods.
Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are higher than the peer group median.

Total expenses for this fund are higher than the peer group median.

The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index and to the peer group for the one-, three- and five-year periods.

The Board took into account management’s discussion of the fund’s expenses.

JHF II Real Estate Equity Fund (T. Rowe Price Associates, Inc.)
Benchmark Index — The fund underperformed for the one-, three-, five- and ten-year periods.

Lipper Category — The fund underperformed the average for the one- and ten-year periods and outperformed the average for the three- and five-year periods.

Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are higher than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the peer group for the three- and five-year periods.

The Board took into account management’s discussion of the fund’s expenses.

John Hancock Funds II

Appendix A

Portfolio (subadvisor)	Performance of fund, as of 12.31.2016	Fees and expenses	Comments

JHF II Real Estate Securities Fund (Deutsche Investment Management Americas Inc./RREEF America LLC)
Benchmark Index — The fund underperformed for the one-, three-, five- and ten-year periods.

Lipper Category — The fund underperformed the average for the one-year period and outperformed the average for three-, five- and ten-year periods.

Subadvisory fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are lower than the peer group median.

Total expenses for this fund are lower than the peer group median.
The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the peer group for the three-, five- and ten-year periods.

JHF II Real Return Bond Fund (Pacific Investment Management Company LLC)
Benchmark Index — The fund underperformed for the three-, five- and ten-year periods and outperformed for the one-year period.

Lipper Category — The fund outperformed the average for the one-, three-, five- and ten-year periods.

Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are higher than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index for the one-year period and to the peer group for the one-, three-, five- and ten-year periods.

The Board took into account management’s discussion of the fund’s expenses.

JHF II Science & Technology Fund (Allianz Global Investors U.S. LLC) (T. Rowe Price Associates, Inc.)
Benchmark Index — The fund underperformed for the one-year period and outperformed for the three-year period.

Lipper Category — The fund underperformed the average for the one-year period and outperformed the average for the three-year period.

Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are higher than the peer group median.

Total expenses for this fund are higher than the peer group median.

The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index and to the peer group for the three- year period.

The Board took into account management’s discussion of the fund’s expenses.

JHF II Short Term Government Income Fund (Manulife Asset Management (United States))
Benchmark Index — The fund underperformed for the one-, three- and five-year periods.

Lipper Category — The fund underperformed the average for the one-year period and outperformed the average for the three- and five-year periods.

Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are higher than the peer group median.

Total expenses for this fund are higher than the peer group median.

The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the peer group for the three- and five-year periods.

The Board took into account management’s discussion of the fund’s expenses.

JHF II Small Cap Growth Fund (Wellington Management Company LLP)	Benchmark Index — The fund underperformed for the one-, three- and five-year periods. Lipper Category — The fund underperformed the average for the one-, three- and five-year periods.
Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are higher than the peer group median.

Total expenses for this fund are higher than the peer group median.
The Board took into account management’s discussion of the fund’s performance. The Board took into account management’s discussion of the fund’s expenses.

John Hancock Funds II

Appendix A

Portfolio (subadvisor)	Performance of fund, as of 12.31.2016	Fees and expenses	Comments

JHF II Small Company Growth Fund (Invesco Advisers, Inc.)
Benchmark Index — The fund underperformed for the one-year period and outperformed for the three-, five- and ten-year periods.

Lipper Category — The fund outperformed the average for the one-, three- and five-year periods.

Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are higher than the peer group median.

Total expenses for this fund are higher than the peer group median.

The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index for the three-, five- and ten-year periods and to the peer group for the one-, three-, five- and ten-year periods.

The Board took into account management’s discussion of the fund’s expenses.

JHF II Small Company Value Fund (T. Rowe Price Associates, Inc.)
Benchmark Index — The fund underperformed for the three- and five-year periods and outperformed for the one- and ten-year periods.

Lipper Category — The fund outperformed the average for the one-, three-, five- and ten-year periods.

Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are higher than the peer group median.

Total expenses for this fund are equal to the peer group median.

The Board took into account management’s discussion of the fund’s performance including the favorable performance relative to the benchmark index for the one- and ten-year periods and to the peer group for the one-, three-, five- and ten-year periods.

The Board took into account management’s discussion of the fund’s expenses.

JHF II Strategic Equity Allocation Fund (Manulife Asset Management (United States))	Benchmark Index — The fund underperformed for the one- and three-year periods. Lipper Category — The fund outperformed the average for the one- and three-year periods.
Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are lower than the peer group median.

Total expenses for this fund are lower than the peer group median.
The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the peer group for the one- and three-year periods.

JHF II Total Return Fund (Pacific Investment Management Company LLC)
Benchmark Index — The fund underperformed for the three-year period and outperformed for the one-, five- and ten-year periods.

Lipper Category — The fund underperformed the average for the one-, three- and five-year periods and outperformed the average for the ten-year period.

Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are higher than the peer group median.

Total expenses for this fund are higher than the peer group median.

The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index for the one-, five- and ten-year periods and to the peer group for the ten-year period.

The Board took into account management’s discussion of the fund’s expenses.

John Hancock Funds II

Appendix A

Portfolio (subadvisor)	Performance of fund, as of 12.31.2016	Fees and expenses	Comments

JHF II U.S. High Yield Bond Fund (Wells Capital Management, Incorporated)	Benchmark Index — The fund underperformed for the one-, three-, five- and ten-year periods. Lipper Category — The fund outperformed the average for the one-, three-, five- and ten-year periods.
Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are higher than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the peer group for the one-, three-, five- and ten-year periods.

The Board took into account management’s discussion of the fund’s expenses.

John Hancock Funds II

Trustees and officers information

This chart provides information about the Trustees and Officers of John Hancock Funds II who oversee your John Hancock funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Hassell H. McClellan Born: 1945	Trustee (since 2005) and Chairperson of the Board (since 2017)
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013).

Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[2]; Trustee (2005–2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis[3] Born: 1941	Trustee (since 2005)
Director, Island Commuter Corp. (marine transport).

Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[2] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess[3] Born: 1942	Trustee (since 2005)
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010).

Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[2] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham Born: 1944	Trustee (since 2012 and 2005-2006)
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014).

Trustee, John Hancock retail funds[2] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005–2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey Born: 1946	Trustee (since 2008)
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009).

Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[2] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

John Hancock Funds II

Trustees and officers information

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Theron S. Hoffman[3] Born: 1947	Trustee (since 2008)
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000).

Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[2] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson Born: 1952	Trustee (since 2012)
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).

Trustee, John Hancock retail funds[2] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates Born: 1946	Trustee (since 2005)
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000–2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River Bancorp (1998–2014); Director/Trustee, Virtus Funds (since 1988).

Trustee (since 2014) and Chairperson of the Board (2014–2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015–2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012–2016), John Hancock retail funds[2]; Trustee (2005–2006 and since 2012) and Chairperson of the Board (2012–2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005–2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005–2016).

Steven R. Pruchansky Born: 1944	Trustee and Vice Chairperson of the Board (since 2012)
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

Trustee (since 1992) and Chairperson of the Board (2011–2012), John Hancock retail funds[2]; Trustee and Vice Chairperson of the Board, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

John Hancock Funds II

Trustees and officers information

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Gregory A Russo Born: 1949	Trustee (since 2012)
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012), and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).

Trustee, John Hancock retail funds[2] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

NON-INDEPENDENT TRUSTEES4

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Andrew G. Arnott Born: 1971	President and Trustee (Since 2017)
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds[2], John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds[2], John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

James R. Boyle* Born: 1959	Trustee (since 2015)
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005–2010).

Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[2] (2005–2010; 2012–2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005–2014 and since 2015).

Warren A. Thomson Born: 1955	Trustee (since 2012)
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013).

Trustee, John Hancock retail funds[2], John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

John Hancock Funds II

Trustees and officers information

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

Name, Year of Birth	Position with the Trust	Principal Occupation(s) and Other Directorships During Past Five Years
John J. Danello Born: 1955	Senior Vice President (since 2006, including prior positions); and Secretary and Chief Legal Officer (since 2014)
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007–2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds[2], John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007–2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr. Born: 1947	Chief Compliance Officer (since 2005)
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds[2], John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo Born: 1957	Chief Financial Officer (since 2007)
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds[2], John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone Born: 1965	Treasurer (2007-2009 and since 2010, including prior positions)
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[2] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007–2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

1	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.
2	John Hancock retail funds currently is composed of John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds. The information for the John Hancock retail funds category relates to service as a Trustee or Officer for any of these funds for the stated period.
3	Member of the audit committee.
4	Because Mr. Thomson is a senior executive or director of the advisor and/or its affiliates, he is considered an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

* Non-Independent Trustee, effective 3-10-15.

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 1-800-225-5291.

John Hancock Funds II

For more information

The Statement of Additional Information, a separate document with supplemental information not contained in the prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 800-344-1029 or on the Securities and Exchange Commission (SEC) website at sec.gov.

PROXY VOTING POLICY A description of the trust’s proxy voting policies and procedures and information regarding how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 800-344-1029 or on the SEC website at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE The trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The trust’s Form N-Q is available electronically on the SEC website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth Street, N.W., Washington, DC 20549. For more information on the Public Reference Room, call 800-SEC-0330.

The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

ITEM 2. CODE OF ETHICS.

(a) As of the end of the fiscal year August 31, 2017 the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(b) Not applicable

(c) Not applicable

(d) Not applicable

(e) Not applicable

(f)(1) A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(f)(2) Not applicable.

(f)(3) The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request by calling the following toll free number (800) 344-1029.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

	The Board of Trustees has determined that at least one member of its audit committee is an “audit committee financial expert”. Peter S. Burgess is an audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)	AUDIT FEES:
	2017:	$2,749,857
	2016:	$2,962,486

	These fees represent aggregate fees billed for the last two fiscal years (the “Reporting Periods”) for professional services rendered by the principal accountant for the audits of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filing or engagements for such Reporting Periods.

(b)	AUDIT RELATED FEES:
	2017:	$257,275
	2016:	$50,555

	These fees represent the aggregate fees billed for the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item. Such fees relate to professional services rendered by the principal accountant for separate audit reports in connection with security counts pursuant to Rule 17f-2 under the Investment Company Act of 1940 and service provider internal controls reviews. Additionally, amounts billed to control affiliates for service provider internal controls reviews were $106,517 and $103,474 for the fiscal years ended August 31, 2017 and 2016, respectively.

(c)	TAX FEES:
	2017:	$18,886
	2016:	$3,948

	These fees represent aggregate fees billed for the Reporting Periods for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. The tax fees for the years ended August 31, 2017 and 2016 were $0 as the tax services were provided by a service provider other than the principal accountant.

(d)	ALL OTHER FEES:
	2017:	$127,629
	2016:	$19,250

	These fees represent all other fees billed to the Registrant for products and services provided by the principal accountant. Such fees relate primarily to procedures performed in connection with supplemental filings required for mergers and new share class launches. These fees were billed to the Registrant and were approved by the Registrant’s audit committee.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures:

	The Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

	The Trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

	All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

	(2) Amount approved by the Audit Committee pursuant paragraph (c) (7) (i) (C) of Rule 2-01 of Regulation S-X: None.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant and rendered to the registrant’s control affiliates for each of the last two fiscal years of the registrant were $8,059,017 for the fiscal year ended August 31, 2017 and $4,961,317 for the fiscal year ended August 31, 2016.

(h)	The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant to the control affiliates and has determined that the services that were non pre-approved are compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Peter S. Burgess – Chairman Charles L. Bardelis Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) This schedule is included as part of the Report to shareholders filed under Item 1 of this form, except for Emerging Markets Fund, International Small Company Fund, New Opportunities Fund and Spectrum Income Fund, which follow:

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the summary of fund’s investments, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the fund’s investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of the John Hancock Emerging Markets Fund (the "Fund") as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and fund’s investments (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, brokers, and transfer agent, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

October 23, 2017

Fund’s investments

Emerging Markets Fund

AS OF 8-31-17
	Shares	Value
Common stocks 97.9%		$1,113,078,515
(Cost $821,647,425)
Australia 0.0%		372,694
MMG, Ltd. (A)(B)	760,000	372,694
Brazil 5.8%		66,359,541
AES Tiete Energia SA	179,990	809,079
AES Tiete Energia SA	83	75
Aliansce Shopping Centers SA (A)	27,257	150,665
Alupar Investimento SA	49,150	291,979
Ambev SA	79,500	501,571
Ambev SA, ADR	623,359	3,902,227
Arezzo Industria e Comercio SA	11,491	167,117
B2W Cia Digital (A)	55,762	327,538
B3 SA - Brasil Bolsa Balcao	289,250	2,032,565
Banco Alfa de Investimento SA	10,300	15,379
Banco Bradesco SA	187,352	1,919,438
Banco do Brasil SA	95,561	931,977
Banco Santander Brasil SA	52,500	467,653
Banco Santander Brasil SA, ADR	3,500	30,835
BB Seguridade Participacoes SA	69,536	612,335
BR Malls Participacoes SA	309,588	1,337,547
BR Properties SA	31,974	111,630
Brasil Brokers Participacoes SA (A)	142,608	44,850
BrasilAgro - Co Brasileira de Propriedades Agricolas	11,916	46,447
Braskem SA, ADR	32,630	787,362
BRF SA (A)	62,553	844,943
CCR SA	304,555	1,689,258
Centrais Eletricas Brasileiras SA (A)	22,200	124,264
Cia Brasileira de Distribuicao, ADR (A)	12,124	275,215
Cia de Locacao das Americas	12,000	48,795
Cia de Saneamento Basico do Estado de Sao Paulo	95,592	976,312
Cia de Saneamento de Minas Gerais-COPASA	24,635	337,378
Cia Energetica de Minas Gerais	24,004	64,969
Cia Energetica de Minas Gerais, ADR	9,376	24,659
Cia Hering	34,532	296,191
Cia Paranaense de Energia	8,800	63,515
Cia Paranaense de Energia, ADR	7,367	67,187
Cia Siderurgica Nacional SA (A)	27,520	75,972
Cia Siderurgica Nacional SA, ADR (A)	229,187	621,097
Cielo SA	241,920	1,723,801
Construtora Tenda SA (A)	9,152	43,611
Cosan Logistica SA (A)	102,501	261,475
Cosan SA Industria e Comercio	19,355	237,276
CPFL Energia SA	26,342	226,696
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	1

	Shares	Value
Brazil (continued)
CVC Brasil Operadora e Agencia de Viagens SA	18,800	$228,143
Cyrela Brazil Realty SA Empreendimentos e Participacoes	134,095	561,454
Cyrela Commercial Properties SA Empreendimentos e Participacoes	2,100	4,943
Dimed SA Distribuidora da Medicamentos	300	47,175
Direcional Engenharia SA (A)	42,025	69,956
Duratex SA	68,838	188,067
EcoRodovias Infraestrutura e Logistica SA	87,516	297,480
EDP - Energias do Brasil SA	113,567	549,823
Embraer SA	153,568	874,716
Embraer SA, ADR	17,026	386,490
Energisa SA	49,900	392,656
Engie Brasil Energia SA	46,535	533,670
Equatorial Energia SA	58,937	1,144,346
Estacio Participacoes SA	222,730	1,826,218
Eternit SA (A)	61,398	22,040
Even Construtora e Incorporadora SA (A)	96,100	145,622
Ez Tec Empreendimentos e Participacoes SA	23,648	167,377
Fibria Celulose SA, ADR	79,838	1,050,668
Fleury SA	26,504	266,905
Fras-Le SA	8,100	12,866
GAEC Educacao SA	9,500	56,435
Gafisa SA (A)	9,152	34,452
Gerdau SA	47,328	176,962
Gerdau SA, ADR (B)	163,895	608,050
Gol Linhas Aereas Inteligentes SA, ADR (A)	1,706	30,452
Grendene SA	18,601	160,964
Guararapes Confeccoes SA	2,394	96,114
Helbor Empreendimentos SA (A)	65,709	47,593
Hypermarcas SA	48,232	452,158
Iguatemi Empresa de Shopping Centers SA	12,400	147,326
International Meal Company Alimentacao SA (A)	59,100	188,686
Iochpe Maxion SA	42,121	270,294
Itau Unibanco Holding SA	68,334	774,330
JBS SA	243,339	670,219
JHSF Participacoes SA (A)	31,500	19,613
JSL SA (A)	53,800	135,019
Kepler Weber SA (A)	9,500	68,658
Klabin SA	74,847	407,065
Kroton Educacional SA	323,740	1,848,121
Light SA (A)	32,703	214,013
Linx SA	19,800	115,296
Localiza Rent a Car SA	45,141	853,968
Lojas Americanas SA	45,880	210,463
Lojas Renner SA	214,051	2,080,773
M Dias Branco SA	21,187	330,474
2	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Brazil (continued)
Magazine Luiza SA	1,100	$198,485
Magnesita Refratarios SA	15,110	189,604
Mahle-Metal Leve SA	13,390	81,458
Marcopolo SA	30,100	28,208
Marfrig Global Foods SA (A)	100,583	227,824
Marisa Lojas SA (A)	27,589	62,491
Mills Estruturas e Servicos de Engenharia SA (A)	50,117	64,799
Minerva SA	46,765	172,034
MRV Engenharia e Participacoes SA	144,704	620,124
Multiplan Empreendimentos Imobiliarios SA	11,804	274,077
Multiplus SA	20,597	245,435
Natura Cosmeticos SA	67,535	632,903
Odontoprev SA	111,309	524,040
Petro Rio SA (A)	2,000	27,886
Petroleo Brasileiro SA (A)	317,012	1,406,883
Petroleo Brasileiro SA, ADR (A)	63,594	551,360
Porto Seguro SA	38,084	420,420
Portobello SA	50,300	65,834
Profarma Distribuidora de Produtos Farmaceuticos SA (A)	10,300	26,569
Prumo Logistica SA (A)	12,200	43,795
QGEP Participacoes SA	38,800	92,937
Qualicorp SA	119,657	1,324,728
Raia Drogasil SA	56,376	1,242,015
Restoque Comercio e Confeccoes de Roupas SA (A)	15,828	202,435
Rodobens Negocios Imobiliarios SA (A)	40,800	63,510
Rumo SA (A)	157,125	515,622
Santos Brasil Participacoes SA (A)	99,540	91,703
Sao Carlos Empreendimentos e Participacoes SA	7,700	87,571
Sao Martinho SA	64,916	359,860
Ser Educacional SA (C)	8,500	78,820
SLC Agricola SA	22,726	160,274
Smiles SA	25,000	552,043
Sonae Sierra Brasil SA	8,200	64,082
Springs Global Participacoes SA (A)	5,000	16,980
Sul America SA	99,715	569,556
T4F Entretenimento SA	11,900	25,593
Technos SA	13,800	17,711
Tecnisa SA (A)	52,976	40,054
Tegma Gestao Logistica SA	5,300	26,619
TIM Participacoes SA	190,700	683,354
TOTVS SA	29,401	290,101
TPI - Triunfo Participacoes e Investimentos SA (A)	33,690	37,673
Transmissora Alianca de Energia Eletrica SA	137,811	985,037
Tupy SA	22,822	121,655
Ultrapar Participacoes SA	75,393	1,759,174
Ultrapar Participacoes SA, ADR	9,433	219,600
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	3

	Shares	Value
Brazil (continued)
Usinas Siderurgicas de Minas Gerais SA (A)	58,944	$192,120
Vale SA	771,378	8,596,327
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	22,693	144,109
Via Varejo SA	45,264	237,259
WEG SA	43,540	282,996
Wiz Solucoes e Corretagem de Seguros SA	28,613	154,798
Chile 1.5%		16,901,512
AES Gener SA	817,407	287,628
Aguas Andinas SA, Class A	953,618	612,714
Banco de Chile	645,476	93,952
Banco de Chile, ADR	3,747	327,937
Banco de Credito e Inversiones	8,011	523,835
Banco Santander Chile	5,301,396	387,809
Banmedica SA	60,865	155,693
Besalco SA	201,756	185,471
CAP SA	39,718	468,296
Cementos BIO BIO SA	2,795	3,828
Cencosud SA	184,514	556,923
Cia Cervecerias Unidas SA	37,116	508,956
Cia Sud Americana de Vapores SA (A)	6,085,562	316,755
Colbun SA	1,511,389	366,797
Cristalerias de Chile SA	62,943	663,741
Embotelladora Andina SA, ADR, Series A	300	7,209
Empresa Nacional de Telecomunicaciones SA	56,098	590,372
Empresas AquaChile SA (A)	75,948	34,627
Empresas CMPC SA	192,481	506,363
Empresas COPEC SA	26,959	343,561
Empresas Hites SA	44,774	49,409
Empresas La Polar SA (A)	743,198	96,224
Enel Americas SA	650,872	140,987
Enel Americas SA, ADR	111,347	1,195,867
Enel Chile SA	215,735	1,264,207
Enel Generacion Chile SA	872,484	742,620
Engie Energia Chile SA	181,326	384,258
Forus SA	22,681	94,315
Grupo Security SA	601,709	249,738
Inversiones Aguas Metropolitanas SA	264,464	475,744
Inversiones La Construccion SA	12,364	179,197
Itau CorpBanca	36,208,953	349,718
Latam Airlines Group SA	47,674	602,296
Latam Airlines Group SA, ADR (B)	38,522	485,377
Masisa SA (A)	1,342,694	109,558
Molibdenos y Metales SA	7,542	82,711
Multiexport Foods SA	133,889	44,109
4	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Chile (continued)
Parque Arauco SA	188,259	$517,804
PAZ Corp. SA	115,321	149,704
Ripley Corp. SA	614,368	585,683
SACI Falabella	72,322	728,622
Salfacorp SA	85,425	128,529
Sigdo Koppers SA	190,206	336,201
Sociedad Matriz SAAM SA	4,035,269	425,163
Socovesa SA	470,315	265,145
SONDA SA	36,867	68,134
Vina Concha y Toro SA	115,569	197,397
Vina Concha y Toro SA, ADR	311	10,328
China 13.3%		151,208,017
21Vianet Group, Inc., ADR (A)	13,942	72,359
361 Degrees International, Ltd.	133,000	57,377
3SBio, Inc. (A)(C)	7,500	10,312
500.com, Ltd., ADR, Class A (A)(B)	4,724	48,846
51job, Inc., ADR (A)	1,231	73,121
58.com, Inc., ADR (A)	5,774	361,626
AAC Technologies Holdings, Inc.	90,000	1,647,039
Agile Group Holdings, Ltd. (B)	473,250	568,124
Agricultural Bank of China, Ltd., H Shares	2,260,000	1,066,201
Air China, Ltd., H Shares	350,000	312,179
Alibaba Group Holding, Ltd., ADR (A)	53,487	9,185,855
Aluminum Corp. of China, Ltd., ADR (A)	8,474	158,040
Aluminum Corp. of China, Ltd., H Shares (A)	356,000	264,916
Angang Steel Company, Ltd., H Shares	222,000	192,301
Anhui Conch Cement Company, Ltd., H Shares	236,000	883,114
Anhui Expressway Company, Ltd., H Shares	66,000	50,019
ANTA Sports Products, Ltd.	227,000	894,625
Anton Oilfield Services Group (A)(B)	170,000	15,696
Asia Cement China Holdings Corp.	210,000	69,861
Asia Plastic Recycling Holding, Ltd.	63,656	28,102
AVIC International Holdings, Ltd., H Shares	100,000	47,496
AviChina Industry & Technology Company, Ltd., H Shares	559,000	331,174
BAIC Motor Corp., Ltd., H Shares (B)(C)	282,500	252,158
Baidu, Inc., ADR (A)	10,144	2,313,339
BAIOO Family Interactive, Ltd. (C)	230,000	16,219
Bank of China, Ltd., H Shares	6,991,075	3,694,646
Bank of Chongqing Company, Ltd., H Shares	136,500	114,732
Bank of Communications Company, Ltd., H Shares	604,858	463,474
Baoye Group Company, Ltd., H Shares (A)	76,000	55,517
Baozun, Inc. ADR (A)(B)	1,271	34,558
BBMG Corp., H Shares (B)	334,500	172,623
Beijing Capital International Airport Company, Ltd., H Shares	318,415	516,082
Beijing Capital Land, Ltd., H Shares	220,000	111,465
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	5

	Shares	Value
China (continued)
Beijing Enterprises Clean Energy Group, Ltd. (A)	1,962,857	$48,458
Beijing Jingneng Clean Energy Company, Ltd., H Shares	458,000	123,577
Beijing North Star Company, H Shares	126,000	51,305
Beijing Urban Construction Design & Development Group Company, Ltd., H Shares (C)	29,000	19,233
Best Pacific International Holdings, Ltd. (B)	84,000	47,017
Billion Industrial Holdings, Ltd.	12,000	8,461
Bitauto Holdings, Ltd., ADR (A)	5,188	185,730
Bloomage BioTechnology Corp., Ltd.	17,500	32,628
Boer Power Holdings, Ltd. (A)(B)	84,000	23,763
Boyaa Interactive International, Ltd. (A)(B)	72,000	28,549
BYD Company, Ltd., H Shares (B)	103,000	614,603
BYD Electronic International Company, Ltd.	193,983	537,542
C.banner International Holdings, Ltd. (A)	134,000	49,344
Cabbeen Fashion, Ltd.	106,000	31,039
CAR, Inc. (A)(B)	198,000	175,935
Cayman Engley Industrial Company, Ltd.	9,000	47,539
Central China Real Estate, Ltd. (A)(B)	297,538	115,053
Central China Securities Company, Ltd., H Shares	66,000	31,267
CGN Power Company, Ltd., H Shares (C)	554,000	153,190
Changshouhua Food Company, Ltd.	124,000	63,851
Changyou.com, Ltd., ADR (A)	1,944	77,799
Chaowei Power Holdings, Ltd.	174,000	90,156
Cheetah Mobile, Inc., ADR (A)	4,281	39,043
China Aircraft Leasing Group Holdings, Ltd.	49,500	53,380
China Animal Healthcare, Ltd. (A)(D)	182,000	233
China Aoyuan Property Group, Ltd.	348,000	147,461
China BlueChemical, Ltd., H Shares	417,000	128,710
China Cinda Asset Management Company, Ltd., H Shares	763,000	284,387
China CITIC Bank Corp., Ltd., H Shares	785,962	520,199
China Coal Energy Company, Ltd., H Shares	317,000	159,987
China Communications Construction Company, Ltd., H Shares	563,202	751,533
China Communications Services Corp., Ltd., H Shares	415,200	225,342
China Conch Venture Holdings, Ltd.	80,000	145,633
China Construction Bank Corp., H Shares	12,387,000	10,898,159
China Datang Corp. Renewable Power Company, Ltd., H Shares	1,209,000	134,537
China Dongxiang Group Company	521,000	93,292
China Eastern Airlines Corp., Ltd., H Shares	390,000	215,097
China Electronics Optics Valley Union Holding Company, Ltd.	228,000	21,014
China Energy Engineering Corp., Ltd., H Shares	104,000	19,293
China Everbright Bank Company, Ltd., H Shares	446,000	214,615
China Evergrande Group (A)(B)	1,143,566	3,463,326
China Financial Services Holdings, Ltd.	94,000	7,825
China Galaxy Securities Company, Ltd., H Shares	193,500	175,834
China Great Star International, Ltd. (A)	34,315	33,541
China Greenland Broad Greenstate Group Company, Ltd.	116,000	25,221
6	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
China (continued)
China Hanking Holdings, Ltd.	139,000	$19,761
China Harmony New Energy Auto Holding, Ltd. (A)(B)	178,000	92,290
China Hongqiao Group, Ltd. (A)(B)(D)	407,000	293,324
China Huarong Asset Management Company, Ltd., H Shares (C)	120,000	51,304
China Huishan Dairy Holdings Company, Ltd. (D)	235,000	0
China Huiyuan Juice Group, Ltd. (A)	141,000	43,643
China International Capital Corp., Ltd., H Shares (C)	9,200	16,727
China International Marine Containers Group Company, Ltd., H Shares	56,200	114,657
China Lesso Group Holdings, Ltd.	317,000	228,139
China Life Insurance Company, Ltd., ADR	2,523	40,671
China Life Insurance Company, Ltd., H Shares	339,000	1,091,493
China Lilang, Ltd.	163,000	128,225
China Longyuan Power Group Corp., Ltd., H Shares	532,000	399,504
China Machinery Engineering Corp., H Shares	149,000	97,849
China Maple Leaf Educational Systems, Ltd. (B)	100,000	84,931
China Medical System Holdings, Ltd.	220,800	407,605
China Meidong Auto Holdings, Ltd. (A)	46,000	16,135
China Mengniu Dairy Company, Ltd. (A)	269,000	629,507
China Merchants Bank Company, Ltd., H Shares	587,961	2,222,815
China Minsheng Banking Corp., Ltd., H Shares	508,700	508,354
China Molybdenum Company, Ltd., H Shares (B)	210,000	114,474
China National Building Material Company, Ltd., H Shares	856,000	539,279
China National Materials Company, Ltd., H Shares	396,000	173,531
China Oilfield Services, Ltd., H Shares (B)	266,000	218,970
China Oriental Group Company, Ltd.	134,000	104,807
China Pacific Insurance Group Company, Ltd., H Shares	124,800	590,034
China Petroleum & Chemical Corp., ADR	25,384	1,945,430
China Petroleum & Chemical Corp., H Shares	1,266,000	969,155
China Pioneer Pharma Holdings, Ltd.	27,000	8,572
China Railway Construction Corp., H Shares	298,335	392,228
China Railway Group, Ltd., H Shares	287,000	230,107
China Railway Signal & Communication Corp., Ltd., H Shares (C)	200,000	151,482
China Rare Earth Holdings, Ltd. (A)	58,800	4,000
China Reinsurance Group Corp., H Shares	363,000	82,692
China Sanjiang Fine Chemicals Company, Ltd.	83,000	28,052
China SCE Property Holdings, Ltd.	450,000	230,274
China Shengmu Organic Milk, Ltd. (A)(B)(C)	397,000	66,000
China Shenhua Energy Company, Ltd., H Shares	456,500	1,179,033
China Shineway Pharmaceutical Group, Ltd.	66,000	60,318
China Silver Group, Ltd.	192,000	39,253
China Southern Airlines Company, Ltd., H Shares	458,000	358,614
China Suntien Green Energy Corp., Ltd., H Shares	333,000	72,452
China Taifeng Beddings Holdings, Ltd. (A)(D)	46,000	6,348
China Telecom Corp., Ltd., H Shares	1,162,000	598,433
China Tian Lun Gas Holdings, Ltd.	84,000	56,020
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	7

	Shares	Value
China (continued)
China Vanke Company, Ltd., H Shares	205,300	$616,225
China Yurun Food Group, Ltd. (A)	234,000	29,918
China ZhengTong Auto Services Holdings, Ltd.	173,500	164,175
China Zhongwang Holdings, Ltd. (B)	367,400	181,382
Chinasoft International, Ltd. (A)	362,000	192,876
Chlitina Holding, Ltd.	11,000	40,971
Chongqing Machinery & Electric Company, Ltd., H Shares	442,000	54,304
Chongqing Rural Commercial Bank Company, Ltd., H Shares	746,000	520,489
CIFI Holdings Group Company, Ltd.	696,000	392,160
CITIC Securities Company, Ltd., H Shares	146,500	326,065
CNOOC, Ltd.	1,425,000	1,720,034
Cogobuy Group (A)(B)(C)	62,000	42,087
Coland Holdings, Ltd.	34,000	43,407
Colour Life Services Group Company, Ltd. (A)(B)	54,000	35,583
Comtec Solar Systems Group, Ltd. (A)	204,000	7,046
Consun Pharmaceutical Group, Ltd.	67,000	54,238
Coolpad Group, Ltd. (A)(B)(D)	842,400	46,502
COSCO SHIPPING Development Company, Ltd., H Shares (A)	297,850	72,107
COSCO SHIPPING Energy Transportation Company, Ltd., H Shares	284,000	162,371
COSCO SHIPPING Holdings Company, Ltd., H Shares (A)	223,500	141,908
Cosmo Lady China Holdings Company, Ltd. (B)(C)	137,000	51,449
Country Garden Holdings Company, Ltd.	1,325,293	1,765,319
CPMC Holdings, Ltd. (B)	117,000	72,320
CRCC High-Tech Equipment Corp., Ltd., H Shares	93,000	32,485
CRRC Corp., Ltd., H Shares	360,000	325,517
CSPC Pharmaceutical Group, Ltd.	902,000	1,409,538
CT Environmental Group, Ltd. (B)	916,000	130,067
Ctrip.com International, Ltd., ADR (A)	16,517	849,800
Dali Foods Group Company, Ltd. (C)	125,000	83,218
Dalian Port PDA Company, Ltd., H Shares (B)	264,828	47,455
Daphne International Holdings, Ltd. (A)	240,000	19,966
Datang International Power Generation Company, Ltd., H Shares (A)	584,000	192,095
Differ Group Holding Company, Ltd. (A)	150,000	9,958
Dongfang Electric Corp., Ltd., H Shares (A)	54,800	58,960
Dongfeng Motor Group Company, Ltd., H Shares	376,000	489,057
Dongjiang Environmental Company, Ltd., H Shares (B)	42,500	58,708
Dongyue Group, Ltd.	392,000	197,833
Dynagreen Environmental Protection Group Company, Ltd., H Shares (B)	71,000	37,290
E-Commodities Holdings, Ltd.	144,000	14,790
ENN Energy Holdings, Ltd.	134,000	864,798
Everbright Securities Company, Ltd. (C)	26,600	37,109
Fang Holdings, Ltd., ADR (A)	7,300	27,010
Fantasia Holdings Group Company, Ltd.	732,000	99,380
First Tractor Company, Ltd., H Shares	62,000	28,975
8	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
China (continued)
Fosun International, Ltd.	267,693	$464,912
Fu Shou Yuan International Group, Ltd.	188,000	126,047
Fufeng Group, Ltd. (A)	345,000	219,625
Fuguiniao Company, Ltd. (A)(D)	116,600	57,810
Future Land Development Holdings, Ltd. (B)	588,000	241,986
Fuyao Glass Industry Group Company, Ltd., H Shares (C)	51,600	164,753
Geely Automobile Holdings, Ltd.	860,000	2,121,372
Genscript Biotech Corp. (B)	40,000	36,990
GF Securities Company, Ltd., H Shares	87,800	187,965
Golden Eagle Retail Group, Ltd. (B)	147,000	188,052
Goldpac Group, Ltd.	91,000	26,978
GOME Retail Holdings, Ltd. (B)	2,499,000	262,266
Goodbaby International Holdings, Ltd.	37,000	19,720
Grand Baoxin Auto Group, Ltd. (A)(B)	31,450	15,244
Great Wall Motor Company, Ltd., H Shares (B)	606,500	763,354
Greatview Aseptic Packaging Company, Ltd. (B)	306,000	188,047
Green Seal Holding, Ltd.	19,800	51,244
Greenland Hong Kong Holdings, Ltd.	173,250	61,022
Greentown China Holdings, Ltd.	174,000	211,685
Guangdong Yueyun Transportation Company, Ltd., H Shares	61,000	39,715
Guangshen Railway Company, Ltd., ADR	26,910	730,337
Guangzhou Automobile Group Company, Ltd., H Shares	104,857	207,228
Guangzhou Baiyunshan Pharmaceutical Holdings Company, Ltd., H Shares	14,000	35,448
Guangzhou R&F Properties Company, Ltd., H Shares	325,399	761,476
Guodian Technology & Environment Group Corp., Ltd., H Shares (A)	350,000	23,708
Guolian Securities Company, Ltd., H Shares	40,000	20,317
Guorui Properties, Ltd.	47,000	14,604
Guotai Junan Securities Company, Ltd. (A)(C)	47,200	103,304
Haichang Ocean Park Holdings, Ltd. (A)(C)	136,000	30,781
Haitian International Holdings, Ltd.	117,000	351,999
Haitong Securities Company, Ltd., H Shares	204,800	344,386
Harbin Bank Company, Ltd. (A)(C)	147,000	45,525
Harbin Electric Company, Ltd., H Shares	154,000	78,816
HC International, Inc.	54,000	49,144
Health and Happiness H&H International Holdings, Ltd. (A)(B)	54,000	193,548
Hengan International Group Company, Ltd.	154,000	1,288,982
Hengshi Mining Investments, Ltd. (A)	10,063,000	2,870,148
Hilong Holding, Ltd. (B)	223,000	28,904
Hiroca Holdings, Ltd.	20,000	75,071
Hisense Kelon Electrical Holdings Company, Ltd., H Shares	87,000	103,388
HNA Infrastructure Company, Ltd., H Shares	79,000	71,449
Honghua Group, Ltd. (A)	798,000	63,371
Honworld Group, Ltd. (C)	23,000	10,963
Hopefluent Group Holdings, Ltd.	16,000	6,730
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	9

	Shares	Value
China (continued)
HOSA International, Ltd. (B)	86,000	$26,043
Hua Hong Semiconductor, Ltd. (C)	35,000	46,508
Huadian Fuxin Energy Corp., Ltd., H Shares	614,000	135,927
Huadian Power International Corp., Ltd., H Shares	304,000	124,869
Huaneng Power International, Inc., H Shares	432,000	282,593
Huaneng Renewables Corp., Ltd., H Shares	1,300,000	399,506
Huatai Securities Company, Ltd., H Shares (C)	94,200	210,232
Huishang Bank Corp., Ltd., H Shares	213,000	107,287
Hydoo International Holding, Ltd. (A)	216,000	17,697
Industrial & Commercial Bank of China, Ltd., H Shares	5,884,000	4,421,666
Inner Mongolia Yitai Coal Company, H Shares	658,300	778,803
JD.com, Inc., ADR (A)	17,311	725,504
Jiangnan Group, Ltd.	534,000	36,221
Jiangsu Expressway Company, Ltd., H Shares	156,000	239,473
Jiangxi Copper Company, Ltd., H Shares	220,000	382,983
JinkoSolar Holding Company, Ltd., ADR (A)(B)	4,410	122,730
Kaisa Group Holdings, Ltd. (A)(B)	1,089,000	512,119
Kangda International Environmental Company, Ltd. (A)(C)	172,000	33,533
Kasen International Holdings, Ltd. (A)	127,000	21,458
Kingdee International Software Group Company, Ltd. (A)(B)	232,000	98,944
Kingsoft Corp., Ltd.	110,000	261,791
Koradior Holdings, Ltd. (A)	22,000	18,384
KWG Property Holding, Ltd.	327,512	298,484
Labixiaoxin Snacks Group, Ltd. (A)	121,000	9,602
Legend Holdings Corp., H Shares (C)	55,500	132,099
Lemtech Holdings Company, Ltd.	4,000	30,866
Lenovo Group, Ltd.	1,782,000	977,008
Leoch International Technology, Ltd.	118,000	20,652
Leyou Technologies Holdings, Ltd. (A)(B)	400,000	88,104
Li Ning Company, Ltd. (A)	60,500	44,894
Lianhua Supermarket Holdings Company, Ltd., H Shares (A)(B)	124,200	46,534
Lifetech Scientific Corp. (A)	718,000	159,087
Livzon Pharmaceutical Group, Inc., H Shares	9,230	50,258
Logan Property Holdings Company, Ltd. (B)	326,000	305,800
Longfor Properties Company, Ltd.	346,500	833,678
LongiTech Smart Energy Holding, Ltd. (A)	36,000	12,417
Lonking Holdings, Ltd.	312,000	124,533
Luye Pharma Group, Ltd. (B)	227,000	115,112
Maanshan Iron & Steel Company, Ltd., H Shares (A)(B)	308,000	163,067
Maoye International Holdings, Ltd.	379,000	38,337
Metallurgical Corp. of China, Ltd., H Shares	196,000	64,557
Minth Group, Ltd.	122,000	562,621
Momo, Inc., ADR (A)	3,643	140,365
NetEase, Inc., ADR	8,756	2,415,255
New China Life Insurance Company, Ltd., H Shares	52,500	337,127
New Oriental Education & Technology Group, Inc., ADR (A)	6,755	552,221
10	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
China (continued)
Noah Holdings, Ltd., ADR (A)(B)	3,727	$109,164
NQ Mobile, Inc., ADR, Class A (A)	6,959	23,173
NVC Lighting Holding, Ltd.	330,000	41,028
On-Bright Electronics, Inc.	8,160	59,591
Ourgame International Holdings, Ltd. (A)(B)	55,000	13,104
Pacific Online, Ltd.	180,000	32,002
Parkson Retail Group, Ltd.	452,000	68,752
PetroChina Company, Ltd., ADR	2,038	131,084
PetroChina Company, Ltd., H Shares	2,704,000	1,732,595
Phoenix New Media, Ltd., ADR (A)	4,800	21,600
PICC Property & Casualty Company, Ltd., H Shares	544,596	1,025,986
Ping An Insurance Group Company of China, Ltd., H Shares	790,000	6,292,218
Poly Culture Group Corp., Ltd.	9,200	20,970
Powerlong Real Estate Holdings, Ltd.	320,000	162,076
PW Medtech Group, Ltd. (A)(B)	143,000	29,192
Q Technology Group Company, Ltd. (B)	89,000	207,954
Qingdao Port International Company, Ltd., H Shares (C)	143,000	83,546
Qingling Motors Company, Ltd., H Shares	196,000	63,177
Qinhuangdao Port Company, Ltd., H Shares (A)	114,500	42,379
Qinqin Foodstuffs Group Cayman Company, Ltd. (A)	36,100	9,746
Qunxing Paper Holdings Company, Ltd. (A)(D)	969,268	0
Red Star Macalline Group Corp., Ltd., H Shares (C)	80,200	86,178
Redco Properties Group, Ltd. (A)(B)(C)	248,000	108,070
Renhe Commercial Holdings Company, Ltd. (A)(B)	2,894,000	67,392
Ronshine China Holdings, Ltd. (A)	58,500	62,949
Sany Heavy Equipment International Holdings Company, Ltd. (A)	275,000	47,873
Semiconductor Manufacturing International Corp., ADR (A)	138,828	655,268
Shandong Chenming Paper Holdings, Ltd., H Shares	66,584	97,298
Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	228,000	181,970
Shandong Xinhua Pharmaceutical Company, Ltd. (A)	30,000	28,061
Shanghai Dasheng Agricultural Finance Technology Company, Ltd., H Shares	512,000	45,104
Shanghai Electric Group Company, Ltd., H Shares (A)	352,000	159,987
Shanghai Fosun Pharmaceutical Group Company, Ltd., H Shares	26,000	97,888
Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Company, Ltd., H Shares	41,000	21,042
Shanghai Haohai Biological Technology Company, Ltd., H Shares (C)	2,000	9,838
Shanghai Jin Jiang International Hotels Group Company, Ltd., H Shares	344,000	98,135
Shanghai Pharmaceuticals Holding Company, Ltd., H Shares	90,400	222,504
Shanghai Prime Machinery Company, Ltd., H Shares	206,000	45,303
Shengjing Bank Company, Ltd., H Shares (C)	44,000	36,738
Shengli Oil & Gas Pipe Holdings, Ltd. (A)	450,000	23,081
Shenguan Holdings Group, Ltd. (A)	400,000	22,763
Shenzhen Expressway Company, Ltd., H Shares	134,000	130,966
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	11

	Shares	Value
China (continued)
Shenzhou International Group Holdings, Ltd.	108,000	$868,021
Shui On Land, Ltd.	799,067	187,153
Shunfeng International Clean Energy, Ltd. (A)(B)	568,000	24,716
Sichuan Expressway Company, Ltd., H Shares	154,000	63,124
Sihuan Pharmaceutical Holdings Group, Ltd.	743,000	286,294
Silergy Corp.	6,000	134,135
SinoMedia Holding, Ltd. (A)	54,000	12,365
Sino-Ocean Group Holding, Ltd.	694,181	480,065
Sinopec Engineering Group Company, Ltd., H Shares	158,500	143,058
Sinopec Oilfield Service Corp., H Shares (A)(B)	118,000	20,581
Sinopec Shanghai Petrochemical Company, Ltd., H Shares	726,000	453,199
Sinopharm Group Company, Ltd., H Shares	192,000	869,204
Sinosoft Technology Group, Ltd. (B)	228,000	70,199
Sinotrans, Ltd., H Shares	426,574	241,560
Sinotruk Hong Kong, Ltd.	177,555	196,910
SOHO China, Ltd. (A)	496,500	289,715
Sohu.com, Inc. (A)	4,624	246,644
Sound Global, Ltd. (A)(D)	113,000	43,030
Springland International Holdings, Ltd.	247,000	47,427
Sun King Power Electronics Group	54,000	11,744
Sunac China Holdings, Ltd. (B)	215,000	646,836
Sunny Optical Technology Group Company, Ltd.	130,000	1,870,091
TAL Education Group, ADR	18,348	558,330
Tarena International, Inc., ADR	4,850	68,482
Tencent Holdings, Ltd.	516,900	21,750,984
Tenwow International Holdings, Ltd. (B)	177,000	35,503
The People's Insurance Company Group of China, Ltd., H Shares	941,000	444,789
Tian Shan Development Holding, Ltd.	134,000	54,294
Tiangong International Company, Ltd.	259,564	27,261
Tianneng Power International, Ltd.	224,700	192,517
Tingyi Cayman Islands Holding Corp.	410,000	546,556
Tong Ren Tang Technologies Company, Ltd., H Shares	164,000	230,622
Tonly Electronics Holdings, Ltd.	44,780	58,200
TravelSky Technology, Ltd., H Shares	90,500	247,816
Trigiant Group, Ltd.	242,000	34,702
Tsingtao Brewery Company, Ltd., H Shares	28,000	116,354
Tuniu Corp., ADR (A)	1,300	9,750
Uni-President China Holdings, Ltd.	314,600	269,031
V1 Group, Ltd. (A)(B)	329,600	11,170
Vipshop Holdings, Ltd., ADR (A)	60,394	562,268
Want Want China Holdings, Ltd.	1,340,000	887,415
Weibo Corp., ADR (A)	1,521	153,773
Weichai Power Company, Ltd., H Shares (B)	489,600	505,666
Weiqiao Textile Company, H Shares	64,000	34,040
Welling Holding, Ltd.	290,000	52,704
West China Cement, Ltd. (A)	484,000	69,965
12	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
China (continued)
Wuzhou International Holdings, Ltd. (A)	390,000	$39,915
Xiabuxiabu Catering Management China Holdings Company, Ltd. (C)	46,000	47,563
Xiamen International Port Company, Ltd., H Shares	308,662	64,340
Xinchen China Power Holdings, Ltd. (A)	131,000	17,971
Xingda International Holdings, Ltd.	189,426	72,794
Xinhua Winshare Publishing and Media Company, Ltd., H Shares	50,650	41,645
Xinjiang Goldwind Science & Technology Company, Ltd., H Shares (B)	101,920	112,167
Xinjiang Xinxin Mining Industry Company, Ltd., H Shares (A)	170,000	23,950
Xinyi Solar Holdings, Ltd. (B)	856,000	291,370
Xinyuan Real Estate Company, Ltd., ADR	2,170	10,893
Xtep International Holdings, Ltd.	160,500	57,088
Xunlei, Ltd., ADR (A)	3,300	13,992
Yadea Group Holdings, Ltd. (C)	238,000	58,732
Yangtze Optical Fibre and Cable Joint Stock, Ltd. Company, H Shares (C)	34,500	98,853
Yanzhou Coal Mining Company, Ltd., ADR	9,239	92,298
Yashili International Holdings, Ltd. (A)	178,000	34,369
YiChang HEC ChangJiang Pharmaceutical Company, Ltd. (C)	7,200	17,483
Yida China Holdings, Ltd.	28,000	8,070
Yirendai, Ltd., ADR (A)(B)	5,759	230,360
Youyuan International Holdings, Ltd. (A)	60,000	18,577
Yuanda China Holdings, Ltd. (A)	252,000	4,687
Yunnan Water Investment Company, Ltd., H Shares	61,000	22,322
Yuzhou Properties Company, Ltd.	434,000	279,165
YY, Inc., ADR (A)	7,311	546,278
Zhaojin Mining Industry Company, Ltd., H Shares (B)	179,500	155,955
Zhejiang Expressway Company, Ltd., H Shares	252,000	315,428
Zhejiang Glass Company, Ltd., H Shares (A)(D)	172,000	0
Zhengzhou Coal Mining Machinery Group Company, Ltd.	38,600	24,747
Zhong An Real Estate, Ltd. (A)	614,200	188,693
Zhongsheng Group Holdings, Ltd.	174,000	378,944
Zhuzhou CRRC Times Electric Company, Ltd., H Shares	60,500	317,424
Zijin Mining Group Company, Ltd., H Shares	1,351,384	496,127
Zoomlion Heavy Industry Science and Technology Company, Ltd., H Shares	239,400	109,535
ZTE Corp., H Shares (A)	49,240	134,577
Colombia 0.4%		4,045,134
Almacenes Exito SA	63,166	328,970
Banco de Bogota SA	6,449	150,833
Bancolombia SA	33,910	379,422
Bancolombia SA, ADR	6,583	298,934
Bolsa de Valores de Colombia	7,585,458	66,614
Celsia SA ESP	89,149	142,068
Cementos Argos SA	59,149	239,861
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	13

	Shares	Value
Colombia (continued)
Cemex Latam Holdings SA (A)	51,252	$194,630
Corp. Financiera Colombiana SA	27,686	270,167
Ecopetrol SA	1,217,765	565,673
Ecopetrol SA, ADR	2,542	23,412
Empresa de Energia de Bogota SA	207,964	137,500
Empresa de Telecomunicaciones de Bogota (A)	50,637	9,460
Grupo Argos SA	21,844	155,388
Grupo de Inversiones Suramericana SA	15,482	217,849
Grupo Nutresa SA	24,936	229,466
Interconexion Electrica SA ESP	140,155	634,887
Cyprus 0.0%		80,755
Globaltrans Investment PLC, GDR	7,954	80,755
Czech Republic 0.3%		2,989,992
CEZ AS	40,590	770,361
Fortuna Entertainment Group NV (A)	2,980	20,092
Komercni Banka AS	7,176	316,210
O2 Czech Republic AS	11,131	139,709
Pegas Nonwovens SA	7,040	322,986
Philip Morris CR AS	119	84,399
Unipetrol AS	99,809	1,336,235
Egypt 0.1%		634,786
Commercial International Bank Egypt SAE, GDR	138,883	634,786
Greece 0.3%		3,458,521
Aegean Airlines SA	11,008	104,362
Alpha Bank AE (A)	35,802	90,828
Athens Water Supply & Sewage Company SA	9,971	71,773
Bank of Greece	2,764	48,228
Ellaktor SA (A)	29,391	56,271
FF Group (A)	6,657	165,633
Fourlis Holdings SA (A)	14,928	106,625
GEK Terna Holding Real Estate Construction SA (A)	18,488	87,451
Hellenic Exchanges - Athens Stock Exchange SA	11,360	69,040
Hellenic Petroleum SA	22,305	202,226
Hellenic Telecommunications Organization SA	42,743	544,457
Holding Company Admie Ipto SA (A)	26,912	66,638
Intralot SA-Integrated Lottery Systems & Services (A)	84,682	123,458
JUMBO SA	16,648	277,542
LAMDA Development SA (A)	3,765	29,419
Marfin Investment Group Holdings SA (A)	311,954	47,519
Motor Oil Hellas Corinth Refineries SA	13,366	300,613
Mytilineos Holdings SA (A)	33,135	338,523
National Bank of Greece SA (A)	29,342	11,891
OPAP SA	27,155	303,444
14	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Greece (continued)
Piraeus Bank SA (A)	380	$2,130
Piraeus Port Authority SA	2,954	54,796
Public Power Corp. SA (A)	26,912	72,101
Terna Energy SA	25,997	123,769
Titan Cement Company SA	5,632	159,784
Hong Kong 4.2%		48,016,831
Ajisen China Holdings, Ltd.	233,000	98,273
Alibaba Pictures Group, Ltd. (A)(B)	1,460,000	256,319
AMVIG Holdings, Ltd.	405,333	121,349
Anxin-China Holdings, Ltd. (A)(D)	1,988,000	97,803
Asian Citrus Holdings, Ltd. (A)(D)	144,000	11,040
AVIC International Holding HK, Ltd. (A)	538,000	25,843
Beijing Enterprises Holdings, Ltd.	91,930	514,495
Beijing Enterprises Medical & Health Group, Ltd. (A)(B)	834,000	53,380
Beijing Enterprises Water Group, Ltd. (A)	642,000	546,894
Beijing Properties Holdings, Ltd. (A)	834,000	35,693
BEP International Holdings, Ltd.	1,330,000	32,222
Bosideng International Holdings, Ltd.	812,000	69,609
Brilliance China Automotive Holdings, Ltd.	216,000	559,973
C C Land Holdings, Ltd. (A)	647,540	142,636
Canvest Environmental Protection Group Company, Ltd. (B)	50,000	27,425
Capital Environment Holdings, Ltd. (A)(B)	300,000	11,119
Carrianna Group Holdings Company, Ltd.	130,000	15,301
CECEP COSTIN New Materials Group, Ltd. (A)(D)	162,000	12,421
Century Sunshine Group Holdings, Ltd. (A)	560,000	18,990
CGN New Energy Holdings Company, Ltd.	262,000	33,872
China Aerospace International Holdings, Ltd.	502,755	63,072
China Agri-Industries Holdings, Ltd.	487,600	228,466
China All Access Holdings, Ltd.	266,000	75,452
China Animation Characters Company, Ltd. (B)	51,000	20,011
China Chengtong Development Group, Ltd. (A)	158,000	10,310
China Dynamics Holdings, Ltd. (A)	870,000	25,992
China Electronics Corp. Holdings Company, Ltd.	112,000	15,894
China Energine International Holdings, Ltd. (A)(B)	333,589	21,156
China Everbright International, Ltd.	381,000	504,251
China Everbright, Ltd.	161,000	368,160
China Fiber Optic Network System Group, Ltd. (A)(D)	419,600	37,533
China Foods, Ltd. (B)	274,000	145,978
China Gas Holdings, Ltd.	362,000	915,655
China Glass Holdings, Ltd. (A)	182,000	16,303
China Grand Pharmaceutical and Healthcare Holdings, Ltd. (A)	172,000	58,377
China High Precision Automation Group, Ltd. (A)(D)	74,000	11,725
China High Speed Transmission Equipment Group Company, Ltd.	40,000	41,244
China Jinmao Holdings Group, Ltd.	1,100,000	490,097
China Lumena New Materials Corp. (A)(B)(D)	1,272,000	0
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	15

	Shares	Value
Hong Kong (continued)
China Merchants Land, Ltd.	384,000	$77,292
China Merchants Port Holdings Company, Ltd.	253,014	828,900
China Metal Recycling Holdings, Ltd. (A)(D)	14,579,934	2
China Mobile, Ltd., ADR	200,594	10,647,510
China New Town Development Company, Ltd. (A)	1,070,332	42,438
China NT Pharma Group Company, Ltd.	112,500	25,173
China Nuclear Energy Technology Corp. Ltd. (A)	104,000	18,205
China Ocean Resources Company, Ltd. (A)(B)(D)	63,930	56,696
China Oil & Gas Group, Ltd.	717,040	50,503
China Overseas Grand Oceans Group, Ltd.	260,000	141,965
China Overseas Land & Investment, Ltd.	648,000	2,272,729
China Overseas Property Holdings, Ltd.	440,667	93,732
China Power Clean Energy Development Company, Ltd.	112,500	62,894
China Power International Development, Ltd.	843,000	287,953
China Properties Group, Ltd. (A)	370,000	85,691
China Resources Beer Holdings Company, Ltd.	293,981	738,292
China Resources Cement Holdings, Ltd.	383,518	211,254
China Resources Gas Group, Ltd.	232,000	819,648
China Resources Land, Ltd.	720,444	2,258,613
China Resources Power Holdings Company, Ltd.	322,882	593,798
China Ruifeng Renewable Energy Holdings, Ltd. (A)	212,000	18,995
China Singyes Solar Technologies Holdings, Ltd.	149,160	48,249
China South City Holdings, Ltd.	824,000	169,636
China State Construction International Holdings, Ltd.	387,200	562,011
China Taiping Insurance Holdings Company, Ltd.	215,510	656,334
China Traditional Chinese Medicine Holdings Company, Ltd.	316,000	191,901
China Travel International Investment Hong Kong, Ltd.	660,000	206,918
China Unicom Hong Kong, Ltd., ADR (A)(B)	221,819	3,203,066
China Vast Industrial Urban Development Company, Ltd. (C)	37,000	15,277
China Water Affairs Group, Ltd.	242,000	139,923
China Water Industry Group, Ltd. (A)	48,000	10,066
Chinese People Holdings Company, Ltd. (A)	722,324	8,072
CIMC Enric Holdings, Ltd. (A)	86,000	51,564
CITIC Dameng Holdings, Ltd. (A)	191,000	13,958
CITIC Resources Holdings, Ltd.	460,000	53,069
CITIC, Ltd.	468,923	721,471
Citychamp Watch & Jewellery Group, Ltd.	237,800	52,910
Clear Media, Ltd.	87,000	100,013
Comba Telecom Systems Holdings, Ltd.	235,004	35,492
Concord New Energy Group, Ltd.	1,460,000	61,691
COSCO SHIPPING International Hong Kong Company, Ltd.	157,040	66,487
COSCO SHIPPING Ports, Ltd.	759,524	899,145
Coslight Technology International Group Company, Ltd. (A)	54,000	20,362
CP Pokphand Company, Ltd.	2,208,000	192,045
DaChan Food Asia, Ltd. (A)	287,000	22,028
Dah Chong Hong Holdings, Ltd.	225,000	112,103
16	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Hong Kong (continued)
Dawnrays Pharmaceutical Holdings, Ltd.	144,000	$85,589
DBA Telecommunication Asia Holdings, Ltd. (A)(D)	32,000	0
Digital China Holdings, Ltd. (A)(B)	228,000	137,602
Dynasty Fine Wines Group, Ltd. (A)(D)	242,000	0
Embry Holdings, Ltd.	24,000	7,891
EverChina International Holdings Company, Ltd. (A)	1,280,000	33,044
Far East Horizon, Ltd.	387,000	354,447
Fullshare Holdings, Ltd. (A)(B)	367,500	146,587
GCL-Poly Energy Holdings, Ltd. (A)(B)	4,428,000	499,037
Gemdale Properties & Investment Corp., Ltd.	598,000	58,146
Glorious Property Holdings, Ltd. (A)	793,000	88,148
Goldbond Group Holdings, Ltd. (A)	100,000	2,178
Goldlion Holdings, Ltd.	261,000	106,370
Good Friend International Holdings, Inc.	42,000	11,451
Ground International Development, Ltd. (A)	85,000	19,848
Guangdong Investment, Ltd.	290,000	428,879
Guangdong Land Holdings, Ltd. (A)	142,000	31,374
Haier Electronics Group Company, Ltd. (A)	247,000	658,275
Hanergy Thin Film Power Group, Ltd. (A)(D)	2,486,000	68,299
Heng Tai Consumables Group, Ltd. (A)	130,000	5,901
Hengdeli Holdings, Ltd.	588,400	33,839
Hi Sun Technology China, Ltd. (A)	276,000	64,069
HKC Holdings, Ltd.	86,016	64,933
HNA Holding Group Company, Ltd. (A)(B)	790,000	33,366
Hopewell Highway Infrastructure, Ltd.	152,000	93,301
Hopson Development Holdings, Ltd.	164,000	155,288
Hua Han Health Industry Holdings, Ltd. (A)(B)(D)	1,415,910	33,562
IMAX China Holding, Inc. (A)(B)(C)	25,300	58,425
Inspur International, Ltd.	119,000	31,941
Jiayuan International Group, Ltd. (A)	108,000	63,805
Jinchuan Group International Resources Company, Ltd. (A)(B)	367,000	63,217
Joy City Property, Ltd.	276,000	46,629
Ju Teng International Holdings, Ltd.	189,722	75,302
K Wah International Holdings, Ltd.	204,699	118,590
Kingboard Chemical Holdings, Ltd.	168,648	921,888
Kingboard Laminates Holdings, Ltd.	274,000	465,593
KuangChi Science, Ltd. (A)	124,000	41,997
Kunlun Energy Company, Ltd.	880,000	854,074
Lai Fung Holdings, Ltd.	39,388	61,044
Le Saunda Holdings, Ltd.	180,400	32,675
Lee & Man Paper Manufacturing, Ltd.	325,000	379,755
Lee's Pharmaceutical Holdings, Ltd.	50,500	40,048
LVGEM China Real Estate Investment Company, Ltd.	188,000	51,946
MIE Holdings Corp. (A)	288,000	25,835
Mingfa Group International Company, Ltd. (A)(D)	995,000	96,121
Minmetals Land, Ltd.	456,000	65,348
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	17

	Shares	Value
Hong Kong (continued)
Munsun Capital Group, Ltd. (A)(B)	1,020,000	$13,692
Nan Hai Corp., Ltd.	2,250,000	73,537
New World Department Store China, Ltd. (A)	211,000	48,567
Nine Dragons Paper Holdings, Ltd.	352,000	588,820
North Mining Shares Company, Ltd. (A)	2,060,000	36,323
Overseas Chinese Town Asia Holdings, Ltd.	58,000	22,901
PAX Global Technology, Ltd. (B)	231,000	128,025
Phoenix Satellite Television Holdings, Ltd.	228,000	33,281
Poly Property Group Company, Ltd. (A)	485,944	255,204
Pou Sheng International Holdings, Ltd. (B)	242,000	44,900
Prosperity International Holdings HK, Ltd. (A)	540,000	6,844
REXLot Holdings, Ltd. (B)	3,043,536	28,404
Road King Infrastructure, Ltd.	57,000	75,838
Rotam Global Agrosciences, Ltd.	20,929	19,432
Seaspan Corp.	10,428	74,456
Shanghai Industrial Holdings, Ltd.	90,041	274,494
Shanghai Industrial Urban Development Group, Ltd.	273,500	59,928
Shanghai Zendai Property, Ltd. (A)	3,025,000	48,007
Shenzhen International Holdings, Ltd.	230,115	422,883
Shenzhen Investment, Ltd.	706,935	323,061
Shimao Property Holdings, Ltd.	405,000	837,635
Shougang Concord International Enterprises Company, Ltd. (A)	944,000	35,095
Shougang Fushan Resources Group, Ltd.	510,000	115,692
Silver Grant International Industries, Ltd. (A)	252,334	37,885
SIM Technology Group, Ltd.	289,000	14,060
Sino Biopharmaceutical, Ltd.	1,137,000	999,769
Sino Oil and Gas Holdings, Ltd. (A)	2,790,000	57,095
Sinofert Holdings, Ltd. (A)(B)	436,000	60,259
Sinolink Worldwide Holdings, Ltd. (A)	674,000	95,854
Sinopec Kantons Holdings, Ltd.	152,000	94,372
Sinotrans Shipping, Ltd.	330,500	103,173
Skyworth Digital Holdings, Ltd.	548,025	254,747
SMI Holdings Group, Ltd. (B)	191,200	95,140
Sparkle Roll Group, Ltd. (A)	208,000	14,359
SRE Group, Ltd. (A)	908,000	23,799
SSY Group, Ltd.	722,733	335,454
Sun Art Retail Group, Ltd.	507,000	466,946
Symphony Holdings, Ltd.	150,000	13,244
TCC International Holdings, Ltd.	278,125	127,644
TCL Multimedia Technology Holdings, Ltd. (A)	133,200	64,049
Tech Pro Technology Development, Ltd. (A)	966,000	10,755
Texhong Textile Group, Ltd.	77,500	88,235
Tian An China Investment Company, Ltd. (A)	482,000	356,531
Tianjin Development Holdings, Ltd.	38,000	20,484
Tianjin Port Development Holdings, Ltd. (A)	654,000	108,223
Tianyi Summi Holdings, Ltd.	152,000	21,204
18	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Hong Kong (continued)
Tibet Water Resources, Ltd. (A)(B)	122,000	$47,848
Time Watch Investments, Ltd.	62,000	7,596
Tomson Group, Ltd.	267,897	130,576
Tongda Group Holdings, Ltd. (B)	1,020,000	283,592
Top Spring International Holdings, Ltd.	25,500	13,156
Towngas China Company, Ltd. (A)	151,672	102,851
TPV Technology, Ltd.	428,588	74,089
Truly International Holdings, Ltd. (B)	343,000	104,026
United Energy Group, Ltd. (A)(B)	3,180,000	126,469
Universal Medical Financial & Technical Advisory Services Company, Ltd. (B)(C)	21,000	17,597
Vinda International Holdings, Ltd.	20,000	35,548
Wasion Group Holdings, Ltd. (B)	146,000	62,413
Yanchang Petroleum International, Ltd. (A)	3,192,273	60,949
Yip's Chemical Holdings, Ltd.	178,000	69,714
Yuexiu Property Company, Ltd.	1,747,516	322,216
Yuexiu Transport Infrastructure, Ltd. (B)	130,000	99,726
Zhuhai Holdings Investment Group, Ltd.	218,000	32,101
Hungary 0.4%		5,110,805
Magyar Telekom Telecommunications PLC	183,970	349,639
MOL Hungarian Oil & Gas PLC	21,871	2,029,098
OTP Bank PLC	55,669	2,264,975
Richter Gedeon Nyrt	17,939	467,093
India 12.4%		141,502,257
3M India, Ltd. (A)	371	85,572
Aarti Industries, Ltd. (A)	20,262	277,468
Aban Offshore, Ltd. (A)	10,469	29,015
ABB India, Ltd.	4,994	104,442
Abbott India, Ltd.	459	29,946
ACC, Ltd.	7,715	218,080
Adani Enterprises, Ltd.	90,265	186,068
Adani Ports & Special Economic Zone, Ltd.	145,494	900,227
Adani Power, Ltd. (A)	479,127	250,055
Adani Transmission, Ltd. (A)	96,061	190,534
Aditya Birla Capital, Ltd. (A)(D)	144,849	350,894
Aditya Birla Fashion and Retail, Ltd. (A)	159,243	426,148
Aegis Logistics, Ltd.	49,703	147,007
AIA Engineering, Ltd.	7,397	153,424
Ajanta Pharma, Ltd.	9,615	179,804
Akzo Nobel India, Ltd.	5,128	146,515
Alembic Pharmaceuticals, Ltd.	18,393	150,307
Alembic, Ltd.	34,900	21,931
Allahabad Bank (A)	38,407	41,915
Allcargo Logistics, Ltd.	26,237	68,574
Amara Raja Batteries, Ltd.	9,733	119,138
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	19

	Shares	Value
India (continued)
Ambuja Cements, Ltd.	89,048	$392,320
Andhra Bank (A)	66,994	55,411
Apar Industries, Ltd.	4,039	49,048
APL Apollo Tubes, Ltd.	715	17,593
Apollo Hospitals Enterprise, Ltd.	14,426	244,334
Apollo Tyres, Ltd.	102,957	409,289
Arvind, Ltd.	57,851	335,571
Asahi India Glass, Ltd.	21,842	127,906
Ashiana Housing, Ltd.	3,705	9,456
Ashok Leyland, Ltd.	304,365	511,286
Ashoka Buildcon, Ltd.	7,300	22,367
Asian Paints, Ltd.	53,639	983,787
Astra Microwave Products, Ltd.	3,253	6,674
Astral Polytechnik, Ltd.	4,163	44,955
Atul, Ltd.	3,428	117,136
Aurobindo Pharma, Ltd.	100,089	1,138,441
Avanti Feeds, Ltd.	1,170	33,890
Axis Bank, Ltd.	153,258	1,200,685
Bajaj Auto, Ltd.	20,190	884,659
Bajaj Corp., Ltd.	20,442	127,225
Bajaj Electricals, Ltd.	11,808	64,348
Bajaj Finance, Ltd.	61,722	1,731,550
Bajaj Finserv, Ltd.	21,732	1,877,797
Bajaj Hindusthan Sugar, Ltd. (A)	178,945	40,829
Bajaj Holdings & Investment, Ltd.	11,948	546,330
Balkrishna Industries, Ltd.	26,560	656,162
Balmer Lawrie & Company, Ltd.	28,364	106,514
Balrampur Chini Mills, Ltd.	79,695	215,613
Banco Products India, Ltd.	981	3,290
Bank of Baroda	73,621	159,598
Bank of India (A)	81,135	184,145
Bank of Maharashtra (A)	28,201	11,679
Bata India, Ltd.	6,260	66,763
BEML, Ltd.	4,238	117,597
Berger Paints India, Ltd.	66,305	255,290
Bharat Electronics, Ltd.	161,480	480,784
Bharat Financial Inclusion, Ltd. (A)	6,325	87,432
Bharat Forge, Ltd.	34,671	613,911
Bharat Heavy Electricals, Ltd.	95,178	192,530
Bharat Petroleum Corp., Ltd.	102,042	843,757
Bharti Airtel, Ltd.	288,482	1,929,391
Bharti Infratel, Ltd.	64,371	379,267
Biocon, Ltd.	40,932	214,678
Birla Corp., Ltd.	5,760	87,490
Bliss Gvs Pharma, Ltd.	4,054	10,792
Blue Dart Express, Ltd.	1,549	102,528
20	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
India (continued)
Blue Star, Ltd.	4,649	$55,418
Bodal Chemicals, Ltd. (A)	10,685	28,119
Bosch, Ltd.	878	301,290
Brigade Enterprises, Ltd.	6,957	28,910
Britannia Industries, Ltd.	4,109	272,148
Cadila Healthcare, Ltd.	48,479	380,139
Can Fin Homes, Ltd.	1,411	63,434
Canara Bank	29,405	157,092
Capital First, Ltd.	2,682	30,427
Caplin Point Laboratories, Ltd.	4,292	43,851
Carborundum Universal, Ltd.	2,776	15,347
Care Ratings, Ltd.	6,855	159,283
Castrol India, Ltd.	10,496	63,763
CCL Products India, Ltd.	9,927	45,086
Ceat, Ltd.	11,747	315,057
Century Plyboards India, Ltd.	28,588	113,160
Century Textiles & Industries, Ltd.	1,559	30,360
Cera Sanitaryware, Ltd.	1,065	48,376
CESC, Ltd.	25,000	398,656
CG Power and Industrial Solutions, Ltd. (A)	126,458	160,496
Chambal Fertilizers & Chemicals, Ltd.	75,728	173,727
Chennai Petroleum Corp., Ltd.	15,814	111,287
Chennai Super Kings Cricket, Ltd. (A)(D)	271,316	9,549
Cholamandalam Investment and Finance Company, Ltd.	6,900	126,421
Cipla, Ltd.	52,126	468,740
City Union Bank, Ltd.	40,796	101,654
Clariant Chemicals India, Ltd.	1,514	13,677
Coal India, Ltd.	41,994	156,542
Colgate-Palmolive India, Ltd.	20,016	349,960
Container Corp. of India, Ltd.	7,528	155,877
Coromandel International, Ltd.	35,263	243,578
Corp. Bank (A)	37,363	26,212
Cox & Kings, Ltd.	38,917	161,342
CRISIL, Ltd.	6,647	196,614
Crompton Greaves Consumer Electricals, Ltd.	202,125	693,517
Cummins India, Ltd.	5,976	85,628
Cyient, Ltd.	26,304	219,791
Dabur India, Ltd.	104,748	518,356
Dalmia Bharat, Ltd.	12,963	555,163
DB Corp., Ltd.	6,096	35,351
DCB Bank, Ltd.	38,151	109,890
DCM Shriram, Ltd.	16,548	103,826
Deepak Fertilisers & Petrochemicals Corp., Ltd. (A)	10,021	59,183
Delta Corp., Ltd.	12,378	37,571
DEN Networks, Ltd. (A)	3,257	4,395
Dena Bank (A)	19,183	9,250
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	21

	Shares	Value
India (continued)
Dewan Housing Finance Corp., Ltd.	50,420	$399,188
Dhampur Sugar Mills, Ltd.	6,521	27,696
Dhanuka Agritech, Ltd.	760	8,079
Dish TV India, Ltd. (A)	149,432	185,247
Dishman Carbogen Amics, Ltd. (A)(D)	33,282	156,814
Divi's Laboratories, Ltd.	27,745	304,247
DLF, Ltd. (A)	68,791	200,791
Dr. Reddy's Laboratories, Ltd., ADR	16,839	533,744
Dredging Corp. of India, Ltd.	1,050	9,595
Dynamatic Technologies, Ltd. (A)	876	32,669
eClerx Services, Ltd.	18,186	358,335
Edelweiss Financial Services, Ltd.	154,089	601,269
Eicher Motors, Ltd.	2,569	1,267,410
EID Parry India, Ltd.	17,775	90,528
EIH, Ltd.	41,907	88,803
Electrosteel Castings, Ltd.	54,318	24,649
Elgi Equipments, Ltd.	350	1,236
Emami, Ltd.	14,279	242,576
Engineers India, Ltd.	40,426	98,287
Entertainment Network India, Ltd.	1,131	14,715
Eros International Media, Ltd. (A)	2,954	9,246
Escorts, Ltd.	19,562	198,927
Essel Propack, Ltd.	47,284	199,880
Eveready Industries India, Ltd. (A)	10,250	49,423
Exide Industries, Ltd.	49,696	153,507
FDC, Ltd.	17,984	46,203
Federal Bank, Ltd.	358,997	608,961
Federal-Mogul Goetze India, Ltd. (A)	8,475	65,031
Finolex Cables, Ltd.	39,287	333,902
Finolex Industries, Ltd.	23,717	226,579
Firstsource Solutions, Ltd. (A)	87,222	52,110
Fortis Healthcare, Ltd. (A)	26,522	60,674
Future Retail, Ltd. (A)	57,775	486,211
Gabriel India, Ltd.	25,791	69,006
GAIL India, Ltd.	67,061	398,095
Garware Wall Ropes, Ltd.	366	4,838
Gateway Distriparks, Ltd.	28,954	100,108
Gati, Ltd.	7,132	13,168
Gayatri Projects, Ltd.	6,194	17,273
Genus Power Infrastructures, Ltd.	2,326	1,808
GHCL, Ltd.	2,573	9,678
GIC Housing Finance, Ltd.	3,991	33,238
Gillette India, Ltd.	1,325	112,025
GlaxoSmithKline Consumer Healthcare, Ltd.	2,527	211,611
GlaxoSmithKline Pharmaceuticals, Ltd.	2,267	84,942
Glenmark Pharmaceuticals, Ltd.	34,544	329,370
22	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
India (continued)
GMR Infrastructure, Ltd. (A)	535,802	$144,044
GOCL Corp., Ltd.	11,544	92,152
Godfrey Phillips India, Ltd.	4,064	64,876
Godrej Consumer Products, Ltd.	44,680	652,965
Godrej Industries, Ltd.	4,869	46,757
Godrej Properties, Ltd. (A)	11,123	101,550
Granules India, Ltd.	36,517	72,977
Graphite India, Ltd.	22,385	91,907
Grasim Industries, Ltd.	103,464	1,936,805
Greaves Cotton, Ltd.	34,250	83,151
Greenply Industries, Ltd.	4,132	17,762
Grindwell Norton, Ltd.	3,607	22,699
GRUH Finance, Ltd.	33,285	271,771
GTL Infrastructure, Ltd. (A)	163,116	16,740
Gujarat Alkalies & Chemicals, Ltd.	13,802	94,590
Gujarat Ambuja Exports, Ltd.	7,269	14,416
Gujarat Fluorochemicals, Ltd. (A)	13,582	152,523
Gujarat Gas, Ltd.	8,694	107,407
Gujarat Industries Power Company, Ltd.	14,146	28,183
Gujarat Mineral Development Corp., Ltd.	47,280	104,867
Gujarat Narmada Valley Fertilizers & Chemicals, Ltd.	14,982	70,447
Gujarat Pipavav Port, Ltd.	24,942	50,100
Gujarat State Fertilizers & Chemicals, Ltd.	100,748	229,865
Gujarat State Petronet, Ltd.	38,856	115,853
Gulf Oil Lubricants India, Ltd.	10,766	134,298
GVK Power & Infrastructure, Ltd. (A)	38,136	7,175
Hathway Cable & Datacom, Ltd. (A)	175,883	89,468
Hatsun Agro Products, Ltd.	1,617	15,963
Havells India, Ltd.	60,971	467,649
HCL Technologies, Ltd.	126,622	1,693,947
HDFC Bank, Ltd.	268,985	7,475,435
HEG, Ltd. (A)	2,005	21,722
HeidelbergCement India, Ltd. (A)	31,153	60,047
Heritage Foods, Ltd.	608	14,599
Hero MotoCorp, Ltd.	9,765	609,704
Hexaware Technologies, Ltd.	61,337	262,203
Hikal, Ltd.	15,030	49,464
Himachal Futuristic Communications, Ltd. (A)	173,576	48,853
Himadri Speciality Chemical, Ltd.	17,838	29,290
Himatsingka Seide, Ltd.	2,285	12,514
Hindalco Industries, Ltd.	186,788	697,820
Hinduja Ventures, Ltd. (A)	1,516	12,294
Hindustan Construction Company, Ltd. (A)	80,831	44,200
Hindustan Petroleum Corp., Ltd.	102,082	780,741
Hindustan Unilever, Ltd.	93,897	1,786,496
Honeywell Automation India, Ltd.	130	26,693
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	23

	Shares	Value
India (continued)
Housing Development & Infrastructure, Ltd. (A)	99,484	$96,885
Housing Development Finance Corp., Ltd.	133,036	3,705,340
HSIL, Ltd.	15,111	91,795
Huhtamaki PPL, Ltd.	7,301	25,140
I G Petrochemicals, Ltd. (A)	470	3,263
ICICI Bank, Ltd.	249,009	1,168,708
ICRA, Ltd.	1,067	65,002
IDBI Bank, Ltd. (A)	93,210	80,865
Idea Cellular, Ltd.	642,224	917,834
IDFC Bank, Ltd.	203,508	174,983
IDFC, Ltd.	274,270	235,701
IFB Industries, Ltd. (A)	1,789	20,132
IFCI, Ltd. (A)	162,550	61,146
IIFL Holdings, Ltd.	141,575	1,375,803
IL&FS Transportation Networks, Ltd. (A)	31,132	39,101
Indiabulls Housing Finance, Ltd.	96,180	1,829,607
Indiabulls Real Estate, Ltd. (A)	74,852	275,856
Indiabulls Ventures, Ltd.	29,190	100,900
Indian Bank	30,550	138,041
Indian Hume Pipe Company, Ltd.	1,500	13,743
Indian Oil Corp., Ltd.	168,492	1,202,170
Indian Overseas Bank (A)	77,478	27,217
Indo Count Industries, Ltd.	11,826	21,672
Indoco Remedies, Ltd.	19,192	58,513
Indraprastha Gas, Ltd.	7,394	147,390
IndusInd Bank, Ltd.	17,487	454,108
INEOS Styrolution India, Ltd.	189	2,692
Infosys, Ltd.	433,073	6,198,116
Ingersoll-Rand India, Ltd.	4,135	52,499
Inox Leisure, Ltd. (A)	5,935	23,144
Intellect Design Arena, Ltd. (A)	9,367	15,770
InterGlobe Aviation, Ltd. (C)	2,095	40,488
Ipca Laboratories, Ltd.	7,026	46,096
IRB Infrastructure Developers, Ltd.	62,490	210,162
ITC, Ltd.	466,996	2,065,448
ITD Cementation India, Ltd.	3,115	7,869
J Kumar Infraprojects, Ltd.	2,256	6,868
Jagran Prakashan, Ltd. (A)	51,004	142,655
Jain Irrigation Systems, Ltd.	124,783	192,614
Jaiprakash Associates, Ltd. (A)	374,318	139,678
Jaiprakash Power Ventures, Ltd. (A)	278,292	25,927
Jayant Agro-Organics, Ltd.	772	5,830
Jaypee Infratech, Ltd. (A)	132,566	35,034
JB Chemicals & Pharmaceuticals, Ltd.	5,240	22,564
JBF Industries, Ltd.	13,389	33,962
Jet Airways India, Ltd. (A)	5,422	49,294
24	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
India (continued)
Jindal Poly Films, Ltd.	9,056	$52,946
Jindal Saw, Ltd.	63,098	96,389
Jindal Steel & Power, Ltd. (A)	106,627	229,104
JITF Infralogistics, Ltd. (A)	10,930	7,356
JK Cement, Ltd.	6,107	95,726
JK Lakshmi Cement, Ltd.	16,621	111,177
JK Paper, Ltd.	7,435	11,916
JK Tyre & Industries, Ltd.	33,515	77,685
JM Financial, Ltd.	85,011	179,509
Johnson Controls-Hitachi Air Conditioning India, Ltd.	3,138	98,291
JSW Energy, Ltd.	166,651	176,663
JSW Holdings, Ltd. (A)	692	20,686
JSW Steel, Ltd.	487,454	1,937,057
Jubilant Foodworks, Ltd.	12,866	283,121
Jubilant Life Sciences, Ltd.	48,461	532,517
Just Dial, Ltd. (A)	13,236	80,649
Jyothy Laboratories, Ltd.	11,913	71,293
Kajaria Ceramics, Ltd.	32,999	361,760
Kalpataru Power Transmission, Ltd.	20,959	120,105
Kalyani Steels, Ltd.	3,418	22,237
Kansai Nerolac Paints, Ltd.	18,014	143,041
Kaveri Seed Company, Ltd.	10,014	87,294
KCP, Ltd.	4,573	8,718
KEC International, Ltd.	44,197	217,833
KEI Industries, Ltd.	2,142	8,528
Kirloskar Brothers, Ltd.	5,508	21,751
Kirloskar Oil Engines, Ltd.	1,635	9,479
Kitex Garments, Ltd.	5,395	19,599
Kolte-Patil Developers, Ltd.	396	995
Kotak Mahindra Bank, Ltd.	49,472	757,072
KPIT Technologies, Ltd.	76,782	140,153
KPR Mill, Ltd.	3,579	42,724
KRBL, Ltd.	34,245	252,071
KSB Pumps, Ltd.	4,732	52,608
Kwality, Ltd.	6,721	15,604
L&T Finance Holdings, Ltd.	79,685	249,763
LA Opala RG, Ltd.	1,408	10,657
Lakshmi Machine Works, Ltd.	1,135	108,379
Lakshmi Vilas Bank, Ltd.	11,162	30,375
Larsen & Toubro, Ltd.	59,530	1,058,462
LIC Housing Finance, Ltd.	69,994	739,554
Linde India, Ltd.	771	4,944
Lupin, Ltd.	52,401	802,188
Magma Fincorp, Ltd.	23,469	63,980
Maharashtra Seamless, Ltd.	13,173	87,873
Mahindra & Mahindra Financial Services, Ltd.	39,166	261,764
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	25

	Shares	Value
India (continued)
Mahindra & Mahindra, Ltd.	53,166	$1,119,167
Mahindra & Mahindra, Ltd., GDR	2,670	55,839
Mahindra Cie Automotive, Ltd. (A)	16,834	63,553
Mahindra Holidays & Resorts India, Ltd.	15,892	89,296
Mahindra Lifespace Developers, Ltd.	8,188	56,439
Man Infraconstruction, Ltd.	11,110	11,217
Manappuram Finance, Ltd.	158,260	246,948
Mangalore Refinery & Petrochemicals, Ltd.	99,201	214,168
Marico, Ltd.	124,048	613,259
Maruti Suzuki India, Ltd.	12,446	1,505,116
Max Financial Services, Ltd.	19,776	186,816
Max India, Ltd. (A)	63,961	142,367
Mayur Uniquoters, Ltd.	6,681	37,762
McLeod Russel India, Ltd.	19,042	52,649
Merck, Ltd.	3,111	58,478
Minda Industries, Ltd.	4,182	55,481
Mindtree, Ltd.	91,326	656,611
Monsanto India, Ltd.	1,981	76,901
Motherson Sumi Systems, Ltd.	146,848	709,071
Motilal Oswal Financial Services, Ltd.	5,131	97,953
Mphasis, Ltd.	19,951	189,907
MPS, Ltd. (A)	3,597	33,301
MRF, Ltd.	593	596,107
Muthoot Finance, Ltd.	12,555	94,070
Nagarjuna Fertilizers & Chemicals, Ltd. (A)	252,025	56,448
Natco Pharma, Ltd.	9,533	107,264
National Aluminium Company, Ltd.	278,049	316,047
Nava Bharat Ventures, Ltd.	49,149	93,913
Navkar Corp., Ltd. (A)(C)	3,699	11,468
Navneet Education, Ltd.	62,573	164,835
NCC, Ltd.	123,572	163,237
NESCO, Ltd.	2,056	76,214
Nestle India, Ltd.	4,168	464,309
NHPC, Ltd.	285,040	129,639
NIIT Technologies, Ltd.	12,588	98,035
Nilkamal, Ltd.	2,084	51,451
NOCIL, Ltd.	11,584	25,741
NTPC, Ltd.	137,661	363,139
Oberoi Realty, Ltd. (A)	26,629	158,802
OCL India, Ltd. (A)	3,751	74,914
Oil & Natural Gas Corp., Ltd.	168,933	415,272
Oil India, Ltd.	35,519	159,132
Omaxe, Ltd.	12,110	38,402
Oracle Financial Services Software, Ltd.	2,809	150,815
Orient Cement, Ltd.	15,762	37,648
Orient Paper & Industries, Ltd.	7,442	11,469
26	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
India (continued)
Oriental Bank of Commerce (A)	24,081	$47,964
Orissa Minerals Development Company, Ltd.	400	11,666
Page Industries, Ltd.	2,154	593,665
Patel Engineering, Ltd. (A)	5,119	5,861
PC Jeweller, Ltd.	25,376	141,720
Persistent Systems, Ltd.	13,933	135,318
Petronet LNG, Ltd.	108,330	381,954
Pfizer, Ltd.	2,121	60,768
Phillips Carbon Black, Ltd.	2,204	24,487
PI Industries, Ltd.	17,648	200,913
Pidilite Industries, Ltd.	32,889	432,440
Piramal Enterprises, Ltd.	15,158	642,563
Polaris Consulting & Services, Ltd. (A)	3,540	13,471
Power Finance Corp., Ltd.	386,538	739,811
Power Grid Corp. of India, Ltd.	262,415	897,923
Prabhat Dairy, Ltd.	11,200	23,503
Praj Industries, Ltd.	18,806	19,959
Prakash Industries, Ltd. (A)	7,076	13,255
Prestige Estates Projects, Ltd. (A)	39,931	170,786
Procter & Gamble Hygiene & Health Care, Ltd.	3,109	400,286
PTC India Financial Services, Ltd.	58,744	35,233
PTC India, Ltd.	70,681	132,801
Punjab National Bank (A)	72,371	163,291
Puravankara, Ltd.	5,372	6,062
PVR, Ltd.	9,188	190,083
Radico Khaitan, Ltd. (A)	24,671	63,797
Rain Industries, Ltd.	60,385	134,127
Rajesh Exports, Ltd.	38,372	445,244
Rallis India, Ltd.	17,715	62,984
Ramco Systems, Ltd. (A)	1,024	6,199
Ramkrishna Forgings, Ltd.	882	7,711
Rashtriya Chemicals & Fertilizers, Ltd.	16,660	25,027
Ratnamani Metals & Tubes, Ltd. (A)	6,611	91,088
Rattanindia Power, Ltd. (A)	88,088	8,211
Raymond, Ltd.	9,150	111,954
Redington India, Ltd.	98,796	228,392
Relaxo Footwears, Ltd.	11,994	95,781
Reliance Capital, Ltd.	18,929	240,799
Reliance Communications, Ltd. (A)	286,998	105,211
Reliance Defence and Engineering, Ltd. (A)	37,992	34,395
Reliance Industries, Ltd.	104,067	2,600,211
Reliance Infrastructure, Ltd.	32,676	261,655
Reliance Power, Ltd. (A)	249,766	159,139
Repco Home Finance, Ltd.	8,682	88,264
Ruchi Soya Industries, Ltd. (A)	42,379	12,678
Rural Electrification Corp., Ltd.	383,870	1,017,094
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	27

	Shares	Value
India (continued)
Sadbhav Engineering, Ltd.	16,831	$78,030
Sagar Cements, Ltd.	364	4,869
Sanofi India, Ltd.	2,078	131,648
Schaeffler India, Ltd.	1,623	125,848
Sharda Cropchem, Ltd.	2,199	15,355
Shipping Corp. of India, Ltd. (A)	25,251	39,682
Shoppers Stop, Ltd.	10,056	57,611
Shree Cement, Ltd.	1,348	371,406
Shriram City Union Finance, Ltd.	1,143	36,754
Shriram Transport Finance Company, Ltd.	29,524	456,298
Siemens, Ltd.	3,098	62,702
Simplex Infrastructures, Ltd.	4,288	32,858
Sintex Industries, Ltd.	175,870	84,638
Sintex Plastics Technology, Ltd. (A)	175,870	286,256
SITI Networks, Ltd. (A)	54,239	21,250
SJVN, Ltd.	110,072	55,424
SKF India, Ltd.	1,768	41,613
Skipper, Ltd.	3,227	10,742
SML ISUZU, Ltd.	1,824	27,475
Sobha, Ltd.	9,579	59,017
Solar Industries India, Ltd.	6,620	91,668
Somany Ceramics, Ltd.	1,553	19,342
Sonata Software, Ltd.	21,264	52,545
SREI Infrastructure Finance, Ltd.	44,382	89,359
SRF, Ltd.	6,349	151,887
Srikalahasthi Pipes, Ltd.	2,409	13,301
State Bank of India	136,365	595,246
Steel Authority of India, Ltd. (A)	29,440	28,090
Sterlite Technologies, Ltd.	110,539	382,859
Strides Shasun, Ltd.	10,052	142,660
Sudarshan Chemical Industries, Ltd.	670	3,885
Sun Pharmaceutical Industries, Ltd.	136,416	1,029,886
Sun TV Network, Ltd.	44,303	483,679
Sundaram Finance, Ltd.	7,543	189,775
Sundaram-Clayton, Ltd.	27	1,920
Sundram Fasteners, Ltd.	29,978	190,316
Sunteck Realty, Ltd.	5,048	20,246
Suprajit Engineering, Ltd.	12,926	56,635
Supreme Industries, Ltd.	14,661	281,877
Surya Roshni, Ltd.	1,888	8,411
Suzlon Energy, Ltd. (A)	684,898	173,478
Swaraj Engines, Ltd.	3,065	94,997
Symphony, Ltd.	650	13,228
Syndicate Bank (A)	47,841	48,379
TAKE Solutions, Ltd.	23,694	50,665
Tamil Nadu Newsprint & Papers, Ltd.	9,750	50,954
28	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
India (continued)
Tata Chemicals, Ltd.	31,658	$290,156
Tata Communications, Ltd.	31,104	319,896
Tata Consultancy Services, Ltd.	81,526	3,188,411
Tata Elxsi, Ltd.	4,334	111,582
Tata Global Beverages, Ltd.	113,047	351,166
Tata Motors, Ltd. (A)	257,570	1,523,030
Tata Motors, Ltd., ADR (A)	7,425	221,711
Tata Power Company, Ltd.	309,212	383,851
Tata Sponge Iron, Ltd.	1,679	21,442
Tata Steel, Ltd.	98,308	983,464
Tata Teleservices Maharashtra, Ltd. (A)	81,950	8,617
TCI Express, Ltd.	4,096	34,086
Tech Mahindra, Ltd.	101,368	678,277
Techno Electric & Engineering Company, Ltd. (A)	8,684	49,318
Texmaco Rail & Engineering, Ltd.	22,370	31,511
The Great Eastern Shipping Company, Ltd.	26,608	166,016
The India Cements, Ltd.	51,239	143,503
The Indian Hotels Company, Ltd.	64,556	120,389
The Jammu & Kashmir Bank, Ltd. (A)	52,927	65,684
The Karnataka Bank, Ltd.	41,554	98,394
The Karur Vysya Bank, Ltd.	193,050	429,359
The Phoenix Mills, Ltd. (A)	19,688	158,781
The Ramco Cements, Ltd.	29,456	318,262
The South Indian Bank, Ltd.	343,411	150,479
Thermax, Ltd.	2,309	32,001
Thomas Cook India, Ltd.	8,639	31,487
Tide Water Oil Company India, Ltd.	484	43,204
Time Technoplast, Ltd.	53,560	152,870
Timken India, Ltd.	9,180	103,581
Titagarh Wagons, Ltd.	16,437	28,571
Titan Company, Ltd.	36,213	350,880
Torrent Pharmaceuticals, Ltd.	12,875	242,872
Torrent Power, Ltd.	43,239	142,319
Transport Corp. of India, Ltd.	19,370	87,030
Trent, Ltd.	8,710	40,394
Trident, Ltd.	16,633	25,741
Triveni Turbine, Ltd.	25,196	52,431
TTK Prestige, Ltd.	859	84,266
Tube Investments of India, Ltd. (D)	37,830	477,973
TV18 Broadcast, Ltd. (A)	142,677	85,293
TVS Motor Company, Ltd.	65,036	616,944
UCO Bank (A)	120,323	58,476
Uflex, Ltd.	12,529	85,953
UltraTech Cement, Ltd.	6,209	389,353
Unichem Laboratories, Ltd.	9,434	36,104
Union Bank of India (A)	49,542	106,204
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	29

	Shares	Value
India (continued)
Unitech, Ltd. (A)	604,404	$70,165
United Breweries, Ltd.	21,367	264,494
United Spirits, Ltd. (A)	13,708	545,306
UPL, Ltd.	216,121	2,817,778
VA Tech Wabag, Ltd.	9,468	90,879
Vaibhav Global, Ltd. (A)	1,546	13,105
Vakrangee, Ltd.	64,237	513,908
Vardhman Textiles, Ltd.	9,013	172,371
Vedanta, Ltd.	291,290	1,410,311
Vedanta, Ltd., ADR	102,537	2,009,725
Vesuvius India, Ltd.	207	4,656
V-Guard Industries, Ltd.	97,412	283,571
Videocon Industries, Ltd. (A)	35,251	10,148
Vijaya Bank	80,560	85,866
Vinati Organics, Ltd.	1,762	28,341
VIP Industries, Ltd.	33,137	117,208
Voltas, Ltd.	13,356	109,969
VRL Logistics, Ltd.	2,933	15,858
VST Industries, Ltd.	2,691	114,401
WABCO India, Ltd.	1,073	91,559
Welspun Corp, Ltd.	24,625	54,232
Welspun Enterprises, Ltd. (A)	5,547	11,778
Welspun India, Ltd.	196,410	237,411
West Coast Paper Mills, Ltd.	2,014	5,803
Whirlpool of India, Ltd. (A)	7,671	141,071
Wipro, Ltd.	272,120	1,268,250
Wockhardt, Ltd.	8,663	81,449
Wonderla Holidays, Ltd.	470	2,513
Yes Bank, Ltd.	50,319	1,384,009
Zee Entertainment Enterprises, Ltd.	68,891	561,977
Zensar Technologies, Ltd.	5,480	68,236
Zuari Agro Chemicals, Ltd.	5,446	36,708
Zydus Wellness, Ltd.	1,037	14,121
Indonesia 2.7%		30,595,853
Ace Hardware Indonesia Tbk PT	3,430,000	280,372
Adaro Energy Tbk PT	6,004,900	823,612
Adhi Karya Persero Tbk PT	638,838	96,883
Agung Podomoro Land Tbk PT	2,485,700	43,989
AKR Corporindo Tbk PT	373,700	189,920
Alam Sutera Realty Tbk PT	3,280,800	88,160
Aneka Tambang Persero Tbk PT (A)	2,759,954	153,357
Arwana Citramulia Tbk PT	2,562,200	82,680
Asahimas Flat Glass Tbk PT	113,500	55,276
Astra Agro Lestari Tbk PT	103,433	114,385
Astra Graphia Tbk PT	606,500	68,159
30	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Indonesia (continued)
Astra International Tbk PT	2,902,100	$1,715,554
Bakrie & Brothers Tbk PT (A)	123,895,361	464,306
Bakrie Telecom Tbk PT (A)	34,369,000	28,336
Bank Bukopin Tbk PT	1,865,866	83,385
Bank Central Asia Tbk PT	1,390,900	1,975,825
Bank Danamon Indonesia Tbk PT	729,771	298,655
Bank Mandiri Persero Tbk PT	1,074,646	1,057,164
Bank Negara Indonesia Persero Tbk PT	1,288,203	711,761
Bank Pan Indonesia Tbk PT (A)	2,119,000	170,221
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	995,700	191,238
Bank Pembangunan Daerah Jawa Timur Tbk PT	1,039,000	55,402
Bank Permata Tbk PT (A)	820,564	44,304
Bank Rakyat Indonesia Persero Tbk PT	1,936,800	2,201,850
Bank Tabungan Negara Persero Tbk PT	1,150,398	259,932
Bank Tabungan Pensiunan Nasional Tbk PT	227,500	43,465
Barito Pacific Tbk PT (A)	2,137,400	316,625
Bayan Resources Tbk PT (A)	98,000	40,582
Bekasi Fajar Industrial Estate Tbk PT	889,200	18,804
Benakat Integra Tbk PT (A)	3,785,000	28,994
Berau Coal Energy Tbk PT (A)(D)	2,539,400	15,607
Berlian Laju Tanker Tbk PT (A)(D)	11,916,666	0
BISI International Tbk PT	772,100	84,561
Bumi Resources Tbk PT (A)	8,267,930	141,662
Bumi Serpong Damai Tbk PT	1,652,400	227,743
Bumi Teknokultura Unggul Tbk PT (A)	2,019,200	24,533
Charoen Pokphand Indonesia Tbk PT	1,591,820	330,913
Ciputra Development Tbk PT	5,950,461	522,400
Citra Marga Nusaphala Persada Tbk PT (A)	2,197,375	223,664
Delta Dunia Makmur Tbk PT (A)	1,554,100	111,991
Dharma Satya Nusantara Tbk PT	603,500	21,613
Eagle High Plantations Tbk PT (A)	4,006,000	64,321
Elnusa Tbk PT	1,217,000	23,221
Erajaya Swasembada Tbk PT	245,600	12,906
Eureka Prima Jakarta Tbk PT (A)	402,200	3,166
Fajar Surya Wisesa Tbk PT	146,500	53,844
Gajah Tunggal Tbk PT	664,400	40,124
Garuda Indonesia Persero Tbk PT (A)	1,746,000	42,662
Global Mediacom Tbk PT	2,755,700	100,918
Gudang Garam Tbk PT	84,243	437,407
Hanson International Tbk PT (A)	17,926,000	181,482
Harum Energy Tbk PT (A)	248,600	43,311
Holcim Indonesia Tbk PT (A)	1,126,300	67,159
Indah Kiat Pulp & Paper Corp. Tbk PT	1,179,600	272,683
Indika Energy Tbk PT (A)	273,700	26,108
Indo Tambangraya Megah Tbk PT	159,600	232,936
Indocement Tunggal Prakarsa Tbk PT	119,200	177,132
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	31

	Shares	Value
Indonesia (continued)
Indofood CBP Sukses Makmur Tbk PT	293,800	$192,366
Indofood Sukses Makmur Tbk PT	1,433,700	901,774
Indosat Tbk PT	710,200	343,185
Inovisi Infracom Tbk PT (A)(D)	671,012	5,884
Intiland Development Tbk PT	2,487,800	76,511
Japfa Comfeed Indonesia Tbk PT	2,015,000	181,393
Jasa Marga Persero Tbk PT	466,852	203,768
Kalbe Farma Tbk PT	2,597,200	333,635
Kawasan Industri Jababeka Tbk PT	6,431,162	149,515
Krakatau Steel Persero Tbk PT (A)	1,223,690	50,972
Kresna Graha Investama PT Tbk (A)	1,385,600	46,327
Link Net Tbk PT	80,900	30,204
Lippo Cikarang Tbk PT (A)	191,300	68,329
Lippo Karawaci Tbk PT	4,324,725	254,621
Malindo Feedmill Tbk PT	402,600	27,923
Matahari Department Store Tbk PT	674,700	506,257
Matahari Putra Prima Tbk PT (A)	185,400	9,249
Mayora Indah Tbk PT	5,947,900	891,550
Medco Energi Internasional Tbk PT (A)	802,100	198,580
Media Nusantara Citra Tbk PT	1,776,800	198,557
Metrodata Electronics Tbk PT	269,806	12,131
Mitra Adiperkasa Tbk PT	387,600	203,499
Mitra Keluarga Karyasehat Tbk PT	157,400	26,826
MNC Investama Tbk PT (A)	6,614,200	49,079
MNC Sky Vision Tbk PT (A)	430,900	31,487
Modernland Realty Tbk PT	3,192,300	64,644
Multipolar Tbk PT	2,705,400	40,626
Nippon Indosari Corpindo Tbk PT	1,072,400	98,114
Nirvana Development Tbk PT (A)	5,351,300	28,464
Nusantara Infrastructure Tbk PT (A)	6,352,400	64,221
Pabrik Kertas Tjiwi Kimia Tbk PT	642,000	76,536
Pakuwon Jati Tbk PT	6,502,800	327,396
Panin Financial Tbk PT (A)	6,794,200	126,532
Panin Sekuritas Tbk PT	22,500	4,134
Paninvest Tbk PT (A)	1,443,000	89,173
Pembangunan Perumahan Persero Tbk PT	1,177,887	248,534
Perusahaan Gas Negara Persero Tbk PT	1,343,200	213,770
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	948,100	97,792
PP Properti Tbk PT	1,225,700	18,768
Ramayana Lestari Sentosa Tbk PT	1,082,600	82,135
Resource Alam Indonesia Tbk PT	969,000	25,730
Salim Ivomas Pratama Tbk PT	905,800	33,833
Samindo Resources Tbk PT	31,500	1,617
Sampoerna Agro Tbk PT	618,600	96,912
Sawit Sumbermas Sarana Tbk PT	357,900	40,248
Selamat Sempurna Tbk PT	3,894,700	333,006
32	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Indonesia (continued)
Semen Baturaja Persero Tbk PT	524,300	$118,778
Semen Indonesia Persero Tbk PT	935,100	735,487
Sentul City Tbk PT (A)	4,440,400	49,974
Siloam International Hospitals Tbk PT (A)	78,975	65,110
Sinar Mas Multiartha Tbk PT	37,000	26,911
Sri Rejeki Isman Tbk PT	3,450,300	95,793
Sugih Energy Tbk PT (A)	12,804,400	47,985
Summarecon Agung Tbk PT	1,709,600	134,210
Surya Citra Media Tbk PT	1,549,100	256,956
Surya Semesta Internusa Tbk PT	1,061,100	52,972
Suryainti Permata Tbk PT (A)(D)	1,802,000	0
Tambang Batubara Bukit Asam Persero Tbk PT	307,300	285,541
Telekomunikasi Indonesia Persero Tbk PT	2,391,100	843,480
Telekomunikasi Indonesia Persero Tbk PT, ADR	38,054	1,344,067
Tempo Scan Pacific Tbk PT	242,800	34,882
Tiga Pilar Sejahtera Food Tbk PT (A)	801,600	62,294
Timah Persero Tbk PT	877,180	62,874
Tiphone Mobile Indonesia Tbk PT	179,500	14,804
Tower Bersama Infrastructure Tbk PT	819,200	394,867
Trias Sentosa Tbk PT	1,000,000	29,469
Truba Alam Manunggal Engineering Tbk PT (A)	19,436,000	17,481
Tunas Baru Lampung Tbk PT	1,502,600	157,793
Tunas Ridean Tbk PT	667,900	53,552
Unilever Indonesia Tbk PT	203,300	770,758
United Tractors Tbk PT	680,800	1,547,628
Vale Indonesia Tbk PT (A)	779,200	173,476
Visi Media Asia Tbk PT (A)	5,390,300	114,740
Waskita Karya Persero Tbk PT	1,200,702	200,096
Wijaya Karya Beton Tbk PT	200,300	8,491
Wijaya Karya Persero Tbk PT	968,876	144,425
XL Axiata Tbk PT (A)	1,695,800	457,889
Laos 0.0%		26,007
Kolao Holdings	5,208	26,007
Malaysia 3.3%		37,044,536
7-Eleven Malaysia Holdings BHD	44,900	14,754
Aeon Company M BHD	333,100	156,878
AEON Credit Service M BHD	15,540	45,513
Affin Holdings BHD	300,990	179,733
AirAsia BHD	557,400	434,503
AirAsia X BHD (A)	924,550	80,468
Alliance Financial Group BHD	433,700	390,160
AMMB Holdings BHD	509,950	512,688
Amway Malaysia Holdings BHD	400	683
Ann Joo Resources BHD	35,300	29,149
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	33

	Shares	Value
Malaysia (continued)
APM Automotive Holdings BHD	102,500	$87,841
Astro Malaysia Holdings BHD	450,300	282,884
Axiata Group BHD	628,195	727,310
Batu Kawan BHD	33,400	147,753
Benalec Holdings BHD	161,700	15,928
Berjaya Assets BHD (A)	372,900	105,082
Berjaya Corp. BHD (A)	900,634	69,850
Berjaya Land BHD (A)	846,900	80,379
Berjaya Sports Toto BHD	259,178	136,576
Bermaz Auto BHD	311,400	136,502
BIMB Holdings BHD	143,300	147,963
Bintulu Port Holdings BHD	300	422
Bonia Corp. BHD	256,400	33,986
Boustead Holdings BHD	534,007	338,438
Boustead Plantations BHD	118,900	45,705
British American Tobacco Malaysia BHD	38,400	397,646
Bumi Armada BHD (A)	856,600	148,186
Bursa Malaysia BHD	158,000	375,910
Cahya Mata Sarawak BHD	212,900	202,763
Can-One BHD	19,500	15,089
Carlsberg Brewery Malaysia BHD	67,000	232,418
CB Industrial Product Holding BHD	164,940	77,318
Century Logistics Holdings BHD	12,300	3,027
CIMB Group Holdings BHD	427,289	709,980
Coastal Contracts BHD	187,666	50,625
CSC Steel Holdings BHD	40,500	15,876
Cypark Resources BHD	69,300	39,832
D&O Green Technologies BHD	27,800	3,957
Daibochi Plastic & Packaging Industry BHD	26,208	13,466
Datasonic Group BHD	206,100	51,259
Daya Materials BHD (A)	1,218,200	17,359
Dayang Enterprise Holdings BHD (A)	203,600	44,074
Destini BHD (A)	127,200	18,072
Dialog Group BHD	310,060	149,113
DiGi.Com BHD	475,980	539,918
DRB-Hicom BHD	257,500	95,623
Dutch Lady Milk Industries BHD	9,900	135,833
Eastern & Oriental BHD	158,467	54,989
Eco World Development Group BHD (A)	409,600	149,999
Econpile Holdings BHD	9,800	6,791
Ekovest BHD	351,900	94,921
Evergreen Fibreboard BHD	202,650	36,213
Felda Global Ventures Holdings BHD	552,800	201,233
Fraser & Neave Holdings BHD	4,500	25,603
Gabungan AQRS BHD (A)	9,600	3,833
Gadang Holdings BHD	194,300	56,946
34	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Malaysia (continued)
Gamuda BHD	186,100	$232,854
Gas Malaysia BHD	132,500	88,883
Genting BHD	528,500	1,204,219
Genting Malaysia BHD	309,400	426,838
Genting Plantations BHD	31,200	77,833
George Kent Malaysia BHD	54,600	35,637
Globetronics Technology BHD	84,980	128,098
GuocoLand Malaysia BHD	183,100	49,408
Hai-O Enterprise BHD	60,900	62,440
HAP Seng Consolidated BHD	326,639	696,445
Hartalega Holdings BHD	180,800	287,360
Heineken Malaysia BHD	102,300	450,569
Hengyuan Refining Company BHD (A)	67,000	118,515
HeveaBoard BHD	135,300	53,065
Hibiscus Petroleum BHD (A)	246,000	24,498
Hock Seng LEE BHD	142,592	48,709
Hong Leong Bank BHD	59,634	215,893
Hong Leong Financial Group BHD	61,761	244,799
Hong Leong Industries BHD	59,800	140,530
Hovid BHD	328,500	24,255
Hua Yang BHD	156,021	30,355
Hume Industries BHD	67,932	35,068
I-BHD	62,100	8,222
IHH Healthcare BHD	185,300	259,401
IJM Corp. BHD	1,239,760	970,194
IJM Plantations BHD	126,600	89,725
Inari Amertron BHD	485,324	289,267
Insas BHD	210,474	49,244
IOI Corp. BHD	414,700	441,878
IOI Properties Group BHD	369,971	172,670
JAKS Resources BHD (A)	100,800	31,544
Jaya Tiasa Holdings BHD	146,505	35,703
JCY International BHD	249,600	30,768
Karex BHD	75,000	24,799
Keck Seng Malaysia BHD	224,850	264,068
Kenanga Investment Bank BHD	312,317	38,541
Kerjaya Prospek Group BHD	36,100	30,634
Kian JOO CAN Factory BHD	306,700	212,142
Kim Loong Resources BHD	37,800	34,636
Kimlun Corp. BHD	100,318	50,264
KNM Group BHD (A)	816,270	45,160
Kossan Rubber Industries	175,000	295,042
KPJ Healthcare BHD	263,500	257,113
Kretam Holdings BHD	140,100	18,062
KSL Holdings BHD (A)	270,010	78,464
Kuala Lumpur Kepong BHD	40,758	234,292
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	35

	Shares	Value
Malaysia (continued)
Kumpulan Fima BHD	93,300	$39,185
Kumpulan Perangsang Selangor BHD	78,800	24,592
Lafarge Malaysia BHD	125,600	159,515
Land & General BHD	1,323,140	68,294
Landmarks BHD (A)	232,900	44,439
LBS Bina Group BHD	130,500	59,029
Lii Hen Industries BHD	38,700	30,440
Lingkaran Trans Kota Holdings BHD	80,200	110,579
Lion Industries Corp. BHD (A)	73,400	18,519
LPI Capital BHD	39,500	165,098
Magni-Tech Industries BHD	10,300	18,230
Magnum BHD	294,600	131,117
Mah Sing Group BHD	440,112	152,878
Malakoff Corp. BHD	223,600	59,268
Malayan Banking BHD	477,536	1,058,921
Malayan Flour Mills BHD	126,800	61,273
Malaysia Airports Holdings BHD	198,288	418,075
Malaysia Building Society BHD	487,877	147,793
Malaysia Marine and Heavy Engineering Holdings BHD (A)	68,200	10,249
Malaysian Pacific Industries BHD	52,638	174,323
Malaysian Resources Corp. BHD	342,000	96,504
Malton BHD	89,200	21,384
Matrix Concepts Holdings BHD	255,583	165,201
Maxis BHD	255,985	346,771
MBM Resources BHD	151,150	75,039
Media Chinese International, Ltd.	286,200	32,941
Media Prima BHD	418,980	68,826
Mega First Corp. BHD	45,200	37,373
MISC BHD	201,650	351,954
Mitrajaya Holdings BHD	142,500	38,440
MK Land Holdings BHD (A)	446,700	27,724
MKH BHD	164,232	82,039
MMC Corp. BHD	486,500	265,951
MNRB Holdings BHD (A)	82,650	51,938
MPHB Capital BHD (A)	145,400	49,411
Mudajaya Group BHD (A)	232,800	57,774
Muhibbah Engineering M BHD	185,000	123,481
Mulpha International BHD (A)	74,070	42,082
My EG Services BHD	675,650	336,434
Naim Holdings BHD (A)	93,500	25,188
NTPM Holdings BHD	145,500	27,331
OCK Group BHD (A)	98,000	20,921
Oldtown BHD	159,600	100,353
Oriental Holdings BHD	260,420	413,636
OSK Holdings BHD	445,945	167,482
Padini Holdings BHD	198,900	193,524
36	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Malaysia (continued)
Panasonic Manufacturing Malaysia BHD	10,900	$98,882
Pantech Group Holdings BHD	69,792	10,325
Paramount Corp. BHD	56,600	23,884
Parkson Holdings BHD (A)	205,145	24,825
Pentamaster Corp. BHD (A)	15,600	18,111
PESTECH International BHD	94,700	36,226
Petron Malaysia Refining & Marketing BHD	19,800	41,252
Petronas Chemicals Group BHD	368,600	618,162
Petronas Dagangan BHD	32,500	185,806
Petronas Gas BHD	89,600	387,097
Pharmaniaga BHD	12,000	11,713
PIE Industrial BHD	20,600	11,111
Pos Malaysia BHD	98,200	126,785
Power Root BHD	71,000	32,292
PPB Group BHD	63,500	248,289
Press Metal Aluminium Holdings BHD	537,200	451,598
Protasco BHD	116,975	28,308
Public Bank BHD	408,860	1,972,906
QL Resources BHD	266,200	300,620
RHB Bank BHD	179,162	212,184
Rimbunan Sawit BHD (A)	338,000	32,172
Salcon BHD (A)	290,594	28,319
Sam Engineering & Equipment M BHD	9,300	15,476
Sapura Energy BHD	1,638,257	533,100
Sarawak Oil Palms BHD	117,242	102,654
Scicom MSC BHD	29,300	14,269
Scientex BHD	99,600	201,652
Scomi Group BHD (A)	346,400	9,394
SEG International BHD	33,942	5,252
Selangor Dredging BHD	226,100	58,189
Selangor Properties BHD	18,300	20,861
Shangri-La Hotels Malaysia BHD	36,700	45,507
SHL Consolidated BHD	113,500	75,880
Sime Darby BHD	243,174	512,648
SKP Resources BHD	72,000	24,985
SP Setia BHD Group	161,078	126,983
Star Media Group BHD	228,300	126,841
Sumatec Resources BHD (A)	422,000	4,969
Sunway BHD	248,690	253,022
Sunway Construction Group BHD	139,762	75,206
Supermax Corp. BHD	231,700	96,661
Suria Capital Holdings BHD	196,400	97,864
Syarikat Takaful Malaysia BHD	226,300	212,621
TA Ann Holdings BHD	74,808	64,370
TA Enterprise BHD	567,900	89,926
TA Global BHD	678,340	60,033
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	37

	Shares	Value
Malaysia (continued)
Taliworks Corp. BHD	72,600	$24,184
Tambun Indah Land BHD	159,800	45,375
Tan Chong Motor Holdings BHD	191,600	75,006
Tasek Corp. BHD	5,400	16,088
TDM BHD	233,854	27,965
Telekom Malaysia BHD	162,056	244,130
Tenaga Nasional BHD	418,300	1,400,332
TH Plantations BHD	185,160	46,470
Thong Guan Industries BHD	9,900	9,696
Time dotCom BHD	292,340	678,898
Tiong NAM Logistics Holdings	107,610	41,170
Top Glove Corp. BHD	242,500	319,282
Tropicana Corp. BHD	326,664	73,553
TSH Resources BHD	395,200	158,425
Tune Protect Group BHD	232,000	57,266
Uchi Technologies BHD	116,230	61,006
UEM Edgenta BHD	230,400	149,478
UEM Sunrise BHD (A)	549,866	148,498
UMW Holdings BHD (A)	121,900	173,951
UMW Oil & Gas Corp. BHD (A)	392,903	28,201
Unisem M BHD	276,620	266,443
United Malacca BHD	112,550	168,335
United Plantations BHD	24,700	160,598
United U-Li Corp. BHD	54,400	57,225
UOA Development BHD	324,500	197,459
Uzma BHD (A)	121,700	37,218
ViTrox Corp. BHD	32,600	34,579
VS Industry BHD	378,585	210,412
WCT Holdings BHD (A)	277,609	113,936
Wellcall Holdings BHD	187,700	94,926
Westports Holdings BHD	299,900	264,062
WTK Holdings BHD	97,600	18,106
Yinson Holdings BHD	163,100	139,070
YNH Property BHD (A)	186,890	61,413
YTL Corp. BHD	1,771,991	594,173
YTL Power International BHD	335,275	110,787
Zhulian Corp. BHD	71,300	28,947
Malta 0.0%		388,143
Brait SE (A)	87,619	388,143
Mexico 4.3%		48,388,461
Alfa SAB de CV, Class A	1,333,468	1,864,547
Alpek SAB de CV	197,876	219,134
Alsea SAB de CV	193,973	705,189
America Movil SAB de CV, Series L	6,641,335	6,173,580
38	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Mexico (continued)
Arca Continental SAB de CV	62,135	$453,452
Axtel SAB de CV (A)(B)	417,171	97,531
Banregio Grupo Financiero SAB de CV	134,234	868,428
Bio Pappel SAB de CV (A)	18,527	26,217
Bolsa Mexicana de Valores SAB de CV	102,532	176,858
Cemex SAB de CV (A)	1,135,961	1,060,402
Cemex SAB de CV, ADR (A)	127,110	1,183,394
Cia Minera Autlan SAB de CV, Series B	11,209	10,144
Coca-Cola Femsa SAB de CV, ADR	4,980	407,513
Coca-Cola Femsa SAB de CV, Series L (B)	24,051	197,084
Consorcio ARA SAB de CV	252,642	86,196
Controladora Vuela Cia de Aviacion SAB de CV (A)(B)	93,501	117,509
Controladora Vuela Cia de Aviacion SAB de CV, ADR (A)	6,795	85,685
Corp. Inmobiliaria Vesta SAB de CV	187,401	275,348
Credito Real SAB de CV SOFOM ER (B)	64,680	120,647
Dine SAB de CV (A)	103,700	63,800
El Puerto de Liverpool SAB de CV, Series C1 (B)	20,777	184,990
Elementia SAB de CV (A)(B)(C)	14,645	20,560
Fomento Economico Mexicano SAB de CV	100,578	1,007,285
Fomento Economico Mexicano SAB de CV, ADR	980	98,059
Genomma Lab Internacional SAB de CV, Class B (A)	265,710	341,365
Gentera SAB de CV	460,069	708,659
Gruma SAB de CV, Class B	76,182	1,117,425
Grupo Aeromexico SAB de CV (A)	130,793	264,304
Grupo Aeroportuario del Centro Norte SAB de CV	103,231	624,493
Grupo Aeroportuario del Pacifico SAB de CV, ADR	14,693	1,624,311
Grupo Aeroportuario del Sureste SAB de CV, ADR	4,791	975,735
Grupo Bimbo SAB de CV, Series A	263,427	637,231
Grupo Carso SAB de CV, Series A1	279,172	1,125,167
Grupo Cementos de Chihuahua SAB de CV	57,000	298,880
Grupo Comercial Chedraui SA de CV	123,840	265,561
Grupo Elektra SAB de CV (B)	12,772	555,762
Grupo Famsa SAB de CV, Class A (A)	60,725	35,323
Grupo Financiero Banorte SAB de CV, Series O	232,091	1,583,685
Grupo Financiero Inbursa SAB de CV, Series O	288,908	483,957
Grupo Financiero Interacciones SA de CV, Series O	40,248	238,617
Grupo Financiero Santander Mexico SAB de CV, Class B (B)	299,836	615,796
Grupo GICSA SA de CV (A)	83,892	56,353
Grupo Gigante SAB de CV (A)	168,900	349,528
Grupo Herdez SAB de CV	112,654	275,976
Grupo Industrial Saltillo SAB de CV	107,600	234,587
Grupo KUO SAB de CV, Series B	206,101	481,845
Grupo Lala SAB de CV (B)	126,849	225,259
Grupo Mexico SAB de CV, Series B	1,227,284	4,049,933
Grupo Pochteca SAB de CV (A)	20,836	8,228
Grupo Rotoplas SAB de CV (A)(B)	14,259	23,718
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	39

	Shares	Value
Mexico (continued)
Grupo Sanborns SAB de CV	229,054	$279,283
Grupo Simec SAB de CV, Series B (A)	54,963	196,529
Grupo Sports World SAB de CV (A)(B)	27,369	27,554
Grupo Televisa SAB	603,987	3,118,028
Hoteles City Express SAB de CV (A)(B)	80,288	99,197
Impulsora del Desarrollo y El Empleo en America Latina SAB de CV (A)	115,901	221,051
Industrias Bachoco SAB de CV, Series B	60,275	318,716
Industrias CH SAB de CV, Series B (A)	87,037	414,076
Industrias Penoles SAB de CV	50,219	1,306,451
Infraestructura Energetica Nova SAB de CV	111,005	605,276
Kimberly-Clark de Mexico SAB de CV, Class A	414,558	814,775
La Comer SAB de CV (A)	300,695	297,849
Maxcom Telecomunicaciones Sab de CV (A)(B)	6,185	2,453
Megacable Holdings SAB de CV	121,409	523,819
Mexichem SAB de CV	432,705	1,151,992
Minera Frisco SAB de CV, Series A1 (A)(B)	314,174	216,135
Nemak SAB de CV (B)(C)	65,089	54,789
Organizacion Cultiba SAB de CV	44,034	39,849
Organizacion Soriana SAB de CV, Series B (A)	1,242,295	3,057,925
Promotora y Operadora de Infraestructura SAB de CV	53,449	584,077
Promotora y Operadora de Infraestructura SAB de CV, L Shares	4,040	33,668
Qualitas Controladora SAB de CV	111,100	192,320
Rassini SAB de CV	20,961	96,826
Rassini SAB de CV, Class A	28,100	63,856
Telesites Sab de CV (A)	203,152	160,665
TV Azteca SAB de CV (B)	590,813	112,352
Unifin Financiera SAB de CV SOFOM ENR	20,618	70,921
Vitro SAB de CV, Series A	52,549	228,251
Wal-Mart de Mexico SAB de CV	573,175	1,394,528
Netherlands 0.0%		492,086
VEON, Ltd.	116,608	492,086
Peru 0.2%		2,693,511
Cementos Pacasmayo SAA, ADR	4,994	60,927
Cia de Minas Buenaventura SAA, ADR	21,714	291,619
Credicorp, Ltd.	11,340	2,300,206
Fossal SAA, ADR (A)	633	683
Grana y Montero SAA, ADR (A)	11,010	40,076
Philippines 1.4%		15,877,910
Aboitiz Equity Ventures, Inc.	210,020	305,542
Aboitiz Power Corp.	209,900	162,135
Alliance Global Group, Inc. (A)	592,000	160,826
Alsons Consolidated Resources, Inc.	629,000	17,224
Alsons Consolidated Resources, Inc. (D)	3,145	1,100
40	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Philippines (continued)
Apex Mining Company, Inc. (A)	520,000	$16,866
Atlas Consolidated Mining & Development Corp. (A)	664,800	66,741
Ayala Corp.	44,140	794,661
Ayala Land, Inc.	802,700	659,468
Bank of the Philippine Islands	67,455	139,654
BDO Unibank, Inc.	158,812	395,072
Belle Corp.	1,912,000	137,635
Bloomberry Resorts Corp. (A)	852,700	186,858
Cebu Air, Inc.	105,830	224,039
Century Pacific Food, Inc.	46,650	15,763
China Banking Corp.	327,255	230,724
COL Financial Group, Inc.	10,000	3,147
Cosco Capital, Inc.	972,300	149,029
D&L Industries, Inc.	1,036,900	209,635
DMCI Holdings, Inc.	1,290,200	395,907
DoubleDragon Properties Corp. (A)	87,510	74,576
East West Banking Corp.	103,100	61,296
EEI Corp. (A)	180,500	46,934
Emperador, Inc.	709,200	97,295
Empire East Land Holdings, Inc. (A)	2,941,000	39,692
Energy Development Corp.	4,763,400	631,619
Filinvest Land, Inc.	4,536,750	169,425
First Gen Corp.	528,400	173,773
First Philippine Holdings Corp.	146,190	191,450
Globe Telecom, Inc.	6,725	262,897
GT Capital Holdings, Inc.	11,430	249,818
Integrated Micro-Electronics, Inc.	80,200	23,859
International Container Terminal Services, Inc.	186,990	382,148
JG Summit Holdings, Inc.	578,550	811,936
Jollibee Foods Corp.	89,610	417,665
Leisure & Resorts World Corp.	221,000	19,867
Lepanto Consolidated Mining Company, Class B (A)	3,304,363	12,487
Lopez Holdings Corp.	1,894,000	250,625
LT Group, Inc.	422,900	146,502
Manila Electric Company	76,360	404,379
Manila Water Company, Inc.	401,900	243,383
Max's Group, Inc.	98,300	38,148
Megawide Construction Corp. (A)	201,170	68,810
Megaworld Corp.	2,913,600	281,629
Melco Resorts And Entertainment Philippines Corp. (A)	184,700	32,116
Metro Pacific Investments Corp.	3,075,200	382,004
Metro Retail Stores Group, Inc.	118,000	9,891
Metropolitan Bank & Trust Company	90,904	155,642
Nickel Asia Corp.	105,200	14,847
Pepsi-Cola Products Philippines, Inc.	1,461,000	84,733
Petron Corp.	1,157,700	221,825
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	41

	Shares	Value
Philippines (continued)
Philex Mining Corp.	67,800	$11,417
Philippine National Bank (A)	340,220	402,428
Philweb Corp. (A)	251,040	49,695
Phinma Energy Corp.	644,000	22,796
Phoenix Petroleum Philippines, Inc.	51,100	11,860
PLDT, Inc.	28,420	961,735
Premium Leisure Corp.	1,553,000	49,159
Puregold Price Club, Inc.	152,100	142,851
RFM Corp.	101,000	8,554
Rizal Commercial Banking Corp.	294,740	295,897
Robinsons Land Corp.	713,250	323,582
Robinsons Retail Holdings, Inc.	101,820	180,685
San Miguel Corp.	296,644	579,790
Security Bank Corp.	69,417	339,422
Semirara Mining & Power Corp.	74,730	253,530
SM Investments Corp.	6,460	102,332
SM Prime Holdings, Inc.	622,204	406,196
STI Education Systems Holdings, Inc.	571,000	16,644
The Philippine Stock Exchange, Inc.	20,064	93,374
Top Frontier Investment Holdings, Inc. (A)	25,432	149,118
Travellers International Hotel Group, Inc.	192,400	12,825
Union Bank of the Philippines	354,441	599,421
Universal Robina Corp.	109,530	313,161
Vista Land & Lifescapes, Inc.	2,280,800	265,446
Xurpas, Inc.	112,100	12,695
Poland 1.9%		21,278,251
Agora SA (A)	47,765	238,470
Alior Bank SA (A)	23,339	431,867
Amica SA	1,682	76,388
AmRest Holdings SE (A)	739	73,973
Apator SA	6,846	59,425
Asseco Poland SA	35,138	446,404
Bank Handlowy w Warszawie SA	6,858	136,519
Bank Millennium SA (A)	139,544	291,960
Bank Pekao SA	21,296	765,021
Bank Zachodni WBK SA	3,241	336,029
Bioton SA (A)	45,261	72,959
Boryszew SA (A)	80,141	232,658
Budimex SA	4,545	289,623
CCC SA	6,859	504,258
CD Projekt SA	32,056	750,006
Ciech SA (A)	24,004	422,303
ComArch SA	2,277	124,632
Cyfrowy Polsat SA	49,017	368,448
Emperia Holding SA (A)	4,545	118,306
42	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Poland (continued)
Enea SA	81,725	$349,684
Energa SA	62,040	237,599
Eurocash SA	25,156	276,151
Fabryki Mebli Forte SA	17,095	364,459
Famur SA (A)	43,571	70,988
Firma Oponiarska Debica SA	4,011	119,173
Getin Holding SA (A)	269,086	126,848
Getin Noble Bank SA (A)	162,956	58,528
Globe Trade Centre SA	17,732	49,244
Grupa Azoty SA	12,764	246,722
Grupa Kety SA	8,074	910,423
Grupa Lotos SA (A)(B)	44,695	738,306
Impexmetal SA (A)	67,910	84,740
ING Bank Slaski SA (A)	4,150	232,883
Inter Cars SA	1,766	141,786
Jastrzebska Spolka Weglowa SA (A)	10,457	305,044
KGHM Polska Miedz SA	31,303	1,107,781
KRUK SA	3,982	380,756
LC Corp. SA	212,235	120,208
LPP SA (B)	177	433,546
Lubelski Wegiel Bogdanka SA	4,334	92,302
mBank SA (A)	2,775	341,296
MCI Capital SA (A)	25,380	61,503
Netia SA	252,068	275,871
Neuca SA	1,618	121,941
Orange Polska SA (A)	182,240	306,410
Orbis SA	50,376	1,187,159
Pfleiderer Group SA	6,153	73,973
PGE Polska Grupa Energetyczna SA	200,067	801,157
PKP Cargo SA (A)	8,246	147,593
Polnord SA (A)	12,615	37,694
Polski Koncern Naftowy ORLEN SA	72,418	2,395,755
Polskie Gornictwo Naftowe i Gazownictwo SA	208,712	399,681
Powszechna Kasa Oszczednosci Bank Polski SA (A)	81,846	842,103
Powszechny Zaklad Ubezpieczen SA	84,950	1,156,481
Quercus TFI SA (A)	1,139	1,808
Rafako SA (A)	11,328	18,490
Synthos SA	180,854	242,382
Tauron Polska Energia SA (A)	360,963	396,902
Trakcja SA	14,083	50,172
Vistula Group SA (A)	44,632	45,316
Warsaw Stock Exchange	10,869	143,662
Wawel SA	80	22,093
Zespol Elektrowni Patnow Adamow Konin SA	5,285	22,389
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	43

	Shares	Value
Romania 0.0%		$459,689
NEPI Rockcastle PLC (A)	31,724	459,689
Russia 1.2%		13,674,322
Etalon Group PLC, GDR	32,501	127,123
Gazprom PJSC, ADR	263,904	1,054,585
Lenta, Ltd. (A)	32,277	201,927
LUKOIL PJSC, ADR	29,768	1,498,877
Magnitogorsk Iron & Steel Works PJSC, GDR	56,009	513,343
Mail.Ru Group, Ltd., GDR (A)	3,993	118,376
Mechel PJSC, ADR (A)	20,978	119,155
MegaFon PJSC, GDR	24,937	246,754
MMC Norilsk Nickel PJSC, ADR	38,721	649,363
Novatek PJSC, GDR	6,029	637,829
Novolipetsk Steel PJSC, GDR	16,633	395,493
O'Key Group SA, GDR	7,545	15,666
PhosAgro PJSC, GDR	12,267	171,208
Ros Agro PLC, GDR	4,255	51,018
Rosneft Oil Company PJSC, GDR	145,143	755,478
Rostelecom PJSC, ADR	22,190	154,503
RusHydro PJSC, ADR	234,319	332,155
Sberbank of Russia PJSC, ADR	303,089	4,112,918
Severstal PJSC, GDR	24,703	391,232
Tatneft PJSC, ADR	285	11,357
Tatneft PJSC, ADR	13,004	507,546
TMK PJSC, GDR	24,035	110,651
VTB Bank PJSC, GDR	394,497	883,614
X5 Retail Group NV, GDR (A)	15,048	614,151
Singapore 0.0%		25,467
Technovator International, Ltd. (A)	84,000	25,467
South Africa 7.1%		81,236,621
Adcock Ingram Holdings, Ltd.	31,630	153,567
Adcorp Holdings, Ltd.	54,688	58,986
Advtech, Ltd.	217,516	304,150
AECI, Ltd.	42,913	353,185
African Oxygen, Ltd.	26,369	45,482
African Phoenix Investments, Ltd. (A)	878,658	44,536
African Rainbow Minerals, Ltd.	46,662	395,131
Afrimat, Ltd.	7,811	16,910
Alexander Forbes Group Holdings, Ltd.	137,624	71,371
Allied Electronics Corp., Ltd., A Shares (A)	52,886	52,843
Alviva Holdings, Ltd.	103,546	164,396
Anglo American Platinum, Ltd. (A)	4,566	123,811
AngloGold Ashanti, Ltd.	2,647	26,801
AngloGold Ashanti, Ltd., ADR	173,142	1,755,660
ArcelorMittal South Africa, Ltd. (A)	224,228	85,783
44	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
South Africa (continued)
Ascendis Health, Ltd.	48,188	$79,553
Aspen Pharmacare Holdings, Ltd.	65,952	1,470,446
Assore, Ltd.	14,286	304,989
Astral Foods, Ltd.	22,968	273,575
Attacq, Ltd. (A)	158,170	219,918
Aveng, Ltd. (A)	269,593	76,685
AVI, Ltd.	135,148	1,027,495
Barclays Africa Group, Ltd.	183,510	2,093,989
Barloworld, Ltd.	134,846	1,332,802
Bid Corp., Ltd.	79,126	1,798,547
Blue Label Telecoms, Ltd.	191,781	272,905
Capitec Bank Holdings, Ltd.	11,043	764,952
Cashbuild, Ltd.	10,860	309,846
Caxton and CTP Publishers & Printers, Ltd.	226,989	215,812
City Lodge Hotels, Ltd.	18,231	198,684
Clicks Group, Ltd.	97,551	1,116,382
Clover Industries, Ltd.	78,340	95,937
Consolidated Infrastructure Group, Ltd. (A)	32,430	34,953
Coronation Fund Managers, Ltd.	92,139	499,157
Curro Holdings, Ltd. (A)	33,036	98,852
DataTec, Ltd.	97,691	425,117
Discovery, Ltd.	108,904	1,261,684
Distell Group, Ltd.	16,429	174,517
DRDGOLD, Ltd.	236,387	84,422
EOH Holdings, Ltd.	38,259	327,948
Exxaro Resources, Ltd.	80,453	810,855
Famous Brands, Ltd. (A)	33,669	306,832
FirstRand, Ltd.	1,002,096	4,283,742
Gold Fields, Ltd., ADR	408,274	1,820,902
Grand Parade Investments, Ltd.	206,978	42,904
Grindrod, Ltd. (A)	192,486	199,983
Group Five, Ltd.	101,158	108,861
Harmony Gold Mining Company, Ltd., ADR	147,546	303,945
Holdsport, Ltd.	6,121	31,638
Hudaco Industries, Ltd.	18,219	182,028
Hulamin, Ltd.	133,602	63,254
Impala Platinum Holdings, Ltd. (A)	208,486	644,763
Imperial Holdings, Ltd.	75,489	1,212,404
Investec, Ltd.	68,110	519,208
Invicta Holdings, Ltd.	7,431	28,297
Italtile, Ltd.	12,393	13,487
JSE, Ltd.	38,999	404,358
KAP Industrial Holdings, Ltd.	333,876	217,088
Kumba Iron Ore, Ltd.	18,635	306,807
Lewis Group, Ltd.	40,151	98,641
Liberty Holdings, Ltd.	57,596	458,933
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	45

	Shares	Value
South Africa (continued)
Life Healthcare Group Holdings, Ltd.	516,804	$1,050,607
Massmart Holdings, Ltd.	54,983	514,226
Merafe Resources, Ltd.	893,075	94,874
Metair Investments, Ltd.	71,247	107,359
MiX Telematics, Ltd., ADR	1,160	11,240
MMI Holdings, Ltd.	528,839	846,460
Mondi, Ltd.	46,456	1,268,340
Mpact, Ltd.	91,384	189,722
Mr. Price Group, Ltd.	70,754	986,353
MTN Group, Ltd.	621,979	6,188,774
Murray & Roberts Holdings, Ltd.	152,879	179,215
Nampak, Ltd. (A)	284,682	414,200
Naspers, Ltd., N Shares	16,897	3,827,661
Nedbank Group, Ltd. (B)	75,912	1,283,273
Netcare, Ltd.	371,202	690,250
Northam Platinum, Ltd. (A)	138,490	523,941
Oceana Group, Ltd.	24,837	178,879
Omnia Holdings, Ltd.	20,428	222,494
Peregrine Holdings, Ltd.	145,865	324,413
Pick n Pay Stores, Ltd.	170,682	839,646
Pioneer Foods Group, Ltd.	40,984	399,307
PPC, Ltd. (A)	744,336	324,956
PSG Group, Ltd.	24,604	478,000
Raubex Group, Ltd.	62,508	109,249
RCL Foods, Ltd.	10,269	12,145
Reunert, Ltd.	72,631	388,571
Rhodes Food Group Pty, Ltd.	46,761	84,529
Royal Bafokeng Platinum, Ltd. (A)	12,312	30,565
Sanlam, Ltd.	486,643	2,688,488
Santam, Ltd.	17,778	353,837
Sappi, Ltd.	225,032	1,513,858
Sasol, Ltd.	84,798	2,564,138
Shoprite Holdings, Ltd.	136,873	2,371,007
Sibanye Gold, Ltd., ADR (B)	217,690	1,393,216
Spur Corp., Ltd.	52,155	116,206
Standard Bank Group, Ltd.	340,391	4,387,111
Stefanutti Stocks Holdings, Ltd. (A)	55,487	12,595
Steinhoff International Holdings NV	459,608	2,223,361
Sun International, Ltd.	42,300	188,737
Super Group, Ltd. (A)	196,035	622,828
Telkom SA SOC, Ltd.	130,529	630,294
The Bidvest Group, Ltd.	118,858	1,567,407
The Foschini Group, Ltd.	103,997	1,226,610
The SPAR Group, Ltd.	72,451	942,023
Tiger Brands, Ltd.	40,396	1,252,185
Tiger Wheels, Ltd. (A)(D)	14,267	0
46	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
South Africa (continued)
Tongaat Hulett, Ltd.	49,454	$451,205
Transaction Capital, Ltd.	64,665	74,417
Trencor, Ltd.	107,179	325,662
Truworths International, Ltd.	204,709	1,306,088
Tsogo Sun Holdings, Ltd.	189,894	318,775
Vodacom Group, Ltd.	65,192	910,029
Wilson Bayly Holmes-Ovcon, Ltd.	19,997	213,720
Woolworths Holdings, Ltd.	381,753	1,742,866
South Korea 16.2%		184,768,606
ABco Electronics Company, Ltd.	2,830	19,486
ABOV Semiconductor Company, Ltd.	2,850	19,844
Ace Technologies Corp. (A)	7,358	29,239
Actoz Soft Company, Ltd. (A)	1,680	22,522
Advanced Nano Products Company, Ltd.	1,831	27,664
Aekyung Petrochemical Company, Ltd.	5,510	66,632
AfreecaTV Company, Ltd.	3,889	76,947
Agabang&Company (A)	7,905	39,499
Ahn-Gook Pharmaceutical Company, Ltd.	1,780	17,890
Ahnlab, Inc.	796	36,702
AJ Networks Company, Ltd.	3,192	20,244
AJ Rent A Car Company, Ltd. (A)	6,629	65,345
Ajin Industrial Company, Ltd. (A)	1,347	7,330
AK Holdings, Inc.	2,279	142,106
ALUKO Company, Ltd.	11,214	40,351
Amorepacific Corp.	4,942	1,265,455
AMOREPACIFIC Group	5,931	706,175
Amotech Company, Ltd. (A)	2,993	92,945
Anapass, Inc.	3,616	51,275
APS Holdings Corp. (A)	2,664	25,353
Asia Cement Company, Ltd.	572	43,429
ASIA Holdings Company, Ltd.	637	65,810
Asia Paper Manufacturing Company, Ltd.	1,669	28,210
Asiana Airlines, Inc. (A)	57,330	228,629
Atinum Investment Company, Ltd.	9,444	15,623
AUK Corp. (A)	7,233	17,344
Austem Company, Ltd.	5,882	20,551
Autech Corp.	4,431	40,786
Avaco Company, Ltd.	3,479	23,863
Baiksan Company, Ltd.	4,206	29,289
Barunson Entertainment & Arts Corp. (A)	17,891	30,547
BGF retail Company, Ltd.	4,711	381,455
Binggrae Company, Ltd.	1,949	104,849
Biovill Company, Ltd. (A)	4,344	16,824
Bixolon Company, Ltd.	3,460	19,967
Bluecom Company, Ltd.	4,144	34,224
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	47

	Shares	Value
South Korea (continued)
BNK Financial Group, Inc.	92,864	$812,936
Boditech Med, Inc.	2,834	38,250
Bohae Brewery Company, Ltd. (A)	21,260	19,076
BoKwang Industry Company, Ltd.	2,974	18,888
Bookook Securities Company Ltd.	968	23,725
Boryung Pharmaceutical Company, Ltd.	1,940	71,235
Bosung Power Technology Company, Ltd. (A)	9,037	22,661
Brain Contents Company, Ltd. (A)	20,858	19,821
Bubang Company, Ltd. (A)	4,189	12,026
Bukwang Pharmaceutical Company, Ltd.	1,523	28,925
Busan City Gas Company, Ltd.	361	12,090
Byucksan Corp.	8,041	25,909
CammSys Corp. (A)(B)	9,121	22,140
Capro Corp. (A)	10,708	70,103
Caregen Company, Ltd.	362	21,932
Cell Biotech Company, Ltd.	2,474	84,236
Celltrion Pharm, Inc. (A)	2,599	43,750
Celltrion, Inc. (A)(B)	8,110	830,432
Chabiotech Company, Ltd. (A)	9,038	100,886
Changhae Ethanol Company, Ltd.	1,231	19,990
Charm Engineering Company, Ltd. (A)	8,898	23,316
Cheil Worldwide, Inc.	8,686	146,531
Chemtronics Company, Ltd. (A)	4,900	26,971
ChinHung International, Inc. (A)	8,076	15,021
Chinyang Holdings Corp.	14,267	40,197
Chokwang Paint, Ltd.	1,999	19,877
Chong Kun Dang Pharmaceutical Corp.	1,234	114,072
Chongkundang Holdings Corp.	716	43,747
Choong Ang Vaccine Laboratory	540	8,690
Chosun Refractories Company, Ltd.	1,126	89,356
Chungdahm Learning, Inc.	1,116	16,096
CJ CGV Company, Ltd. (B)	4,179	242,812
CJ CheilJedang Corp.	3,299	1,062,457
CJ Corp.	5,975	939,777
CJ E&M Corp.	5,094	344,059
CJ Freshway Corp.	1,744	66,096
CJ Hellovision Company, Ltd.	8,932	66,619
CJ Logistics Corp. (A)(B)	1,228	184,208
CJ O Shopping Company, Ltd.	1,636	310,631
CKD Bio Corp.	1,764	31,801
Com2uS Corp.	5,400	522,918
Cosmax BTI, Inc.	1,013	24,134
Cosmax, Inc. (B)	3,077	322,206
Cosmochemical Company, Ltd. (A)(B)	3,900	46,889
COSON Company, Ltd. (A)	1,947	18,408
Coway Company, Ltd.	10,698	939,147
48	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
South Korea (continued)
COWELL FASHION Company, Ltd. (A)	4,596	$24,327
Crown Confectionery Company, Ltd. (A)	3,166	52,020
CROWNHAITAI Holdings Company, Ltd.	2,459	45,025
CS Wind Corp.	1,377	34,183
CTC BIO, Inc. (A)	2,903	22,659
CTL, Inc. (A)	7,350	17,033
Cuckoo Electronics Company, Ltd.	226	26,905
D.I. Corp.	6,277	28,508
Dae Dong Industrial Company, Ltd.	6,828	43,969
Dae Han Flour Mills Company, Ltd.	390	64,366
Dae Hwa Pharmaceutical Company, Ltd.	1,986	37,246
Dae Hyun Company, Ltd.	5,941	15,446
Dae Won Chemical Company, Ltd. (A)	9,868	20,658
Dae Won Kang Up Company, Ltd.	17,327	63,019
Dae Young Packaging Company, Ltd. (A)	20,178	15,243
Daea TI Company, Ltd. (A)	13,163	22,576
Daechang Forging Company, Ltd.	330	16,856
Daeduck Electronics Company	10,197	109,234
Daeduck GDS Company, Ltd. (B)	8,177	135,722
Daegu Department Store	3,466	37,689
Daehan New Pharm Company, Ltd.	1,865	19,528
Daehan Steel Company, Ltd.	4,069	46,294
Dae-Il Corp. (B)	6,013	54,490
Daekyo Company, Ltd.	7,335	55,034
Daekyung Machinery & Engineering Company, Ltd. (A)	21,005	11,468
Daelim B&Co Company, Ltd.	2,884	19,253
Daelim C&S Company, Ltd.	1,406	20,275
Daelim Industrial Company, Ltd.	8,435	628,519
Daeryuk Can Company, Ltd. (B)	5,701	35,101
Daesang Corp.	6,906	147,821
Daesang Holdings Company, Ltd.	8,580	74,078
Daesung Energy Company, Ltd.	3,360	18,535
Daesung Holdings Company, Ltd.	1,757	13,647
Daewon Cable Company, Ltd. (A)	9,500	11,107
Daewon Pharmaceutical Company, Ltd.	5,984	103,417
Daewon San Up Company, Ltd.	1,661	10,914
Daewoo Engineering & Construction Company, Ltd. (A)	30,819	192,625
Daewoo Shipbuilding & Marine Engineering Company, Ltd. (A)(D)	29,440	105,270
Daewoong Company, Ltd.	5,720	76,003
Daewoong Pharmaceutical Company, Ltd.	276	24,796
Daihan Pharmaceutical Company, Ltd.	1,745	60,980
Daishin Securities Company, Ltd.	12,312	154,246
Danal Company, Ltd. (A)	4,282	19,976
Daou Data Corp.	7,783	82,369
Daou Technology, Inc.	12,913	226,449
Dasan Networks, Inc. (A)(B)	3,196	18,226
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	49

	Shares	Value
South Korea (continued)
Dawonsys Company, Ltd.	1,466	$14,871
Dayou Automotive Seat Technology Company, Ltd.	29,372	33,108
DCM Corp.	1,699	19,456
Deutsch Motors, Inc. (A)	4,260	25,174
DGB Financial Group, Inc.	49,363	481,971
DHP Korea Company, Ltd	2,530	19,890
Digital Chosun Company, Ltd.	10,376	20,404
Digital Power Communications Company, Ltd.	11,622	42,950
DIO Corp. (A)	1,911	58,053
Display Tech Company, Ltd.	7,596	28,404
DMS Company, Ltd. (B)	7,271	59,484
DNF Company, Ltd. (A)	3,282	49,866
Dong A Eltek Company Ltd.	2,865	47,349
Dong Ah Tire & Rubber Company, Ltd.	3,345	75,156
Dong-A Socio Holdings Company, Ltd. (D)	704	67,132
Dong-A ST Company, Ltd.	1,024	76,009
Dong-A Steel Technology Company, Ltd.	2,376	15,799
Dong-Ah Geological Engineering Company, Ltd.	2,970	31,670
Dongbang Transport Logistics Company, Ltd.	12,725	18,946
DONGBU Company, Ltd. (A)	15,825	10,289
Dongbu Corp. (A)	1,658	18,913
Dongbu HiTek Company, Ltd. (A)	14,263	202,416
Dongbu Insurance Company, Ltd.	20,271	1,352,940
Dongbu Securities Company, Ltd. (A)	24,395	83,208
Dongbu Steel Company, Ltd. (A)	2,567	24,146
Dong-Il Corp.	789	40,858
Dongil Industries Company, Ltd.	659	40,953
Dongjin Semichem Company, Ltd. (B)	13,536	225,717
Dongkook Industrial Company, Ltd. (A)	5,390	10,551
DongKook Pharmaceutical Company, Ltd.	531	27,943
Dongkuk Industries Company, Ltd.	10,593	40,428
Dongkuk Steel Mill Company, Ltd.	20,262	227,886
Dongkuk Structures & Construction Company, Ltd. (B)	6,060	29,894
Dongsuh Company, Inc.	2,572	60,519
Dongsung Chemical Company, Ltd.	1,620	24,167
DONGSUNG Corp.	15,210	83,902
Dongsung Finetec Company, Ltd.	3,975	19,250
Dongsung Pharmaceutical Company, Ltd. (A)	5,006	17,405
Dongwha Enterprise Company, Ltd.	710	22,628
Dongwha Pharmaceutical Company, Ltd.	6,493	52,157
Dongwon Development Company, Ltd.	13,858	65,174
Dongwon F&B Company, Ltd.	369	67,043
Dongwon Industries Company, Ltd.	472	120,585
Dongwon Systems Corp. (B)	1,235	58,452
Dongyang E&P, Inc.	1,940	22,204
Dongyang Steel Pipe Company, Ltd. (A)	16,918	22,166
50	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
South Korea (continued)
Doosan Corp.	2,451	$278,748
Doosan Engine Company, Ltd. (A)	9,858	36,715
Doosan Heavy Industries & Construction Company, Ltd.	22,347	357,662
Doosan Infracore Company, Ltd. (A)(B)	68,615	510,486
DoubleUGames Company, Ltd.	845	40,096
Douzone Bizon Company, Ltd. (B)	10,064	295,333
DRB Holding Company, Ltd.	7,003	52,958
DST ROBOT Company, Ltd. (A)	10,248	22,077
Duksan Hi-Metal Company, Ltd. (A)	1,504	11,486
DY Corp.	8,288	56,225
DY POWER Corp.	1,456	29,380
e Tec E&C, Ltd.	625	72,168
E1 Corp.	1,099	57,638
Eagon Industrial, Ltd.	4,424	34,186
Easy Bio, Inc.	20,602	122,067
EcoBio Holdings Company, Ltd. (A)(B)	2,205	19,193
Ecopro Company, Ltd. (A)(B)	3,440	98,983
Elentec Company, Ltd.	2,738	12,147
e-LITECOM Company, Ltd.	2,713	21,812
E-MART, Inc.	4,747	945,219
Emerson Pacific, Inc. (A)	682	17,592
EM-Tech Company, Ltd.	2,998	36,734
Enex Company, Ltd.	5,367	9,076
ENF Technology Company, Ltd. (B)	4,942	99,023
Eo Technics Company, Ltd.	1,202	77,157
Estechpharma Company Ltd.	2,629	24,102
E-TRON Company, Ltd. (A)	32,140	9,583
Eugene Corp.	15,089	80,608
Eugene Investment & Securities Company, Ltd. (A)	26,505	78,952
Eugene Technology Company, Ltd.	2,908	47,589
Eusu Holdings Company, Ltd.	2,707	18,659
EVERDIGM Corp.	4,305	46,614
F&F Company, Ltd.	2,178	72,448
Farmsco	4,065	44,797
FarmStory Company, Ltd. (A)	16,510	20,175
Feelux Company, Ltd.	6,202	17,096
Fila Korea, Ltd.	2,888	181,498
Fine Technix Company, Ltd.	8,732	19,418
Foosung Company, Ltd. (A)(B)	23,819	237,574
Fursys, Inc.	1,610	49,564
Gamevil, Inc. (A)	1,009	48,397
Gaon Cable Company, Ltd.	563	11,803
Genic Company, Ltd. (A)	2,686	27,903
GIIR, Inc.	666	5,854
Global Display Company, Ltd. (A)	4,255	15,699
GNCO Company, Ltd. (A)(B)	14,824	26,046
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	51

	Shares	Value
South Korea (continued)
GOLFZON Company, Ltd.	966	$42,161
GOLFZONNEWDIN Company, Ltd.	7,428	35,664
Grand Korea Leisure Company, Ltd.	9,071	186,037
Green Cross Corp.	507	81,735
Green Cross Holdings Corp.	5,802	174,072
GS Engineering & Construction Corp. (A)(B)	14,904	378,004
GS Global Corp. (A)	21,478	66,818
GS Holdings Corp.	27,599	1,732,623
GS Home Shopping, Inc.	777	152,061
GS Retail Company, Ltd.	3,994	143,045
G-SMATT GLOBAL Company, Ltd. (A)(B)	3,680	43,496
Gwangju Shinsegae Company, Ltd.	248	54,116
Haesung Optics Company, Ltd. (A)	3,586	20,301
Halla Corp. (A)	9,672	39,058
Halla Holdings Corp.	3,387	192,325
Han Kuk Carbon Company, Ltd. (B)	14,912	78,398
Hana Financial Group, Inc.	48,397	2,104,777
Hana Micron, Inc. (A)	4,181	18,442
Hana Tour Service, Inc.	1,483	111,996
Hancom, Inc.	4,601	67,441
Handok, Inc.	942	19,592
Handsome Company, Ltd.	4,897	143,014
Hanil Cement Company, Ltd.	1,293	147,434
Hanjin Heavy Industries & Construction Company, Ltd. (A)	22,470	93,872
Hanjin Heavy Industries & Construction Holdings Company, Ltd. (A)	7,525	36,219
Hanjin Kal Corp. (A)(B)	10,738	219,394
Hanjin Transportation Company, Ltd.	3,281	89,028
Hankook Cosmetics Company, Ltd. (A)	2,811	33,417
Hankook Shell Oil Company, Ltd.	256	91,335
Hankook Tire Company, Ltd.	30,689	1,609,573
Hankuk Glass Industries, Inc.	535	14,505
Hankuk Paper Manufacturing Company, Ltd.	2,439	61,872
Hanmi Pharm Company, Ltd. (A)	1,356	486,253
Hanmi Science Company, Ltd. (A)(B)	1,236	98,574
Hanmi Semiconductor Company, Ltd.	7,032	49,912
HanmiGlobal Company, Ltd.	2,136	21,147
Hanon Systems	39,924	410,299
Hans Biomed Corp.	1,340	19,875
Hansae Company, Ltd.	7,216	160,729
Hansae Yes24 Holdings Company, Ltd.	7,184	59,747
Hanshin Construction Company, Ltd.	2,741	41,854
Hansol Chemical Company, Ltd.	3,526	241,934
Hansol Holdings Company, Ltd. (A)	15,348	85,840
Hansol HomeDeco Company, Ltd. (A)	31,708	42,642
Hansol Paper Company, Ltd.	6,940	112,440
52	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
South Korea (continued)
Hansol Technics Company, Ltd. (A)	3,158	$45,238
Hanssem Company, Ltd.	2,661	401,698
Hanwha Chemical Corp.	37,731	1,187,685
Hanwha Corp.	22,991	1,004,455
Hanwha Galleria Timeworld Company, Ltd. (A)	571	13,604
Hanwha General Insurance Company, Ltd.	27,276	234,541
Hanwha Investment & Securities Company, Ltd. (A)	40,374	111,785
Hanwha Life Insurance Company, Ltd.	71,152	462,412
Hanwha Techwin Company, Ltd. (A)	9,140	314,691
Hanyang Securities Company, Ltd.	3,589	27,325
Harim Company, Ltd.	8,646	36,729
Harim Holdings Company, Ltd.	17,498	60,025
HB Technology Company, Ltd.	15,286	61,542
Heung-A Shipping Company, Ltd. (B)	52,594	67,196
Heungkuk Fire & Marine Insurance Company, Ltd. (A)	8,237	52,032
Hite Jinro Company, Ltd.	7,370	170,767
Hitejinro Holdings Company, Ltd.	5,212	53,243
HMC Investment Securities Company, Ltd.	6,164	60,009
Home Center Holdings Company, Ltd.	4,761	20,074
Homecast Company, Ltd. (A)	2,630	26,047
Hotel Shilla Company, Ltd.	4,381	241,214
HS Industries Company, Ltd.	15,076	129,519
HS R&A Company, Ltd.	18,150	43,043
Huchems Fine Chemical Corp.	2,706	57,572
Hugel, Inc. (A)	547	282,372
Humax Company, Ltd.	7,904	74,013
Humedix Company, Ltd.	844	24,028
Huneed Technologies (A)	2,166	20,398
Huons Company, Ltd. (A)	2,491	149,428
Huons Global Company, Ltd.	2,258	91,920
Husteel Company, Ltd.	1,148	16,239
Huvis Corp.	8,086	60,342
Huvitz Company, Ltd.	2,214	26,573
Hwa Shin Company, Ltd.	6,498	29,324
Hwacheon Machine Tool Company, Ltd.	730	39,174
Hwail Pharm Company, Ltd.	2,270	12,924
Hwangkum Steel & Technology Company, Ltd.	1,756	18,016
HwaSung Industrial Company, Ltd.	4,083	51,499
Hy-Lok Corp.	3,815	74,365
Hyosung Corp.	7,904	1,114,246
HyosungITX Company, Ltd.	1,716	23,731
Hyundai BNG Steel Company, Ltd.	2,838	34,335
Hyundai Construction Equipment Company, Ltd. (A)	202	60,189
Hyundai Corp.	2,899	57,758
Hyundai Corp. Holdings, Inc.	2,238	28,147
Hyundai Department Store Company, Ltd.	5,348	458,549
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	53

	Shares	Value
South Korea (continued)
Hyundai Development Co-Engineering & Construction	15,866	$531,006
Hyundai Electric & Energy System Company, Ltd. (A)	209	50,460
Hyundai Elevator Company, Ltd.	2,374	109,625
Hyundai Engineering & Construction Company, Ltd.	25,953	938,217
Hyundai Engineering Plastics Company, Ltd.	9,361	55,437
Hyundai Glovis Company, Ltd.	5,376	740,718
Hyundai Greenfood Company, Ltd.	10,063	154,434
Hyundai Heavy Industries Company, Ltd. (A)	5,049	666,845
Hyundai Home Shopping Network Corp.	1,012	123,536
Hyundai Hy Communications & Network Company, Ltd.	18,609	67,351
Hyundai Livart Furniture Company, Ltd.	3,536	73,933
Hyundai Marine & Fire Insurance Company, Ltd.	26,885	1,104,163
Hyundai Merchant Marine Company, Ltd. (A)	6,321	49,919
Hyundai Mipo Dockyard Company, Ltd. (A)	2,704	243,007
Hyundai Mobis Company, Ltd.	8,592	1,800,345
Hyundai Motor Company	19,984	2,495,238
Hyundai Pharmaceutical Company, Ltd.	5,541	21,268
Hyundai Robotics Company, Ltd. (A)	680	267,358
Hyundai Rotem Company, Ltd. (A)	5,699	93,753
Hyundai Steel Company	19,958	1,022,169
Hyundai Wia Corp. (B)	5,741	357,196
HyVision System, Inc.	1,922	25,031
I Controls, Inc.	722	17,313
i3system, Inc.	1,056	23,856
ICD Company, Ltd. (B)	1,704	19,785
IHQ, Inc. (A)	26,766	46,571
Il Dong Holdings Company, Ltd.	722	9,718
Il Dong Pharmaceutical Company, Ltd.	1,961	34,589
Iljin Display Company, Ltd. (A)	3,635	36,217
Iljin Electric Company, Ltd.	7,159	29,826
Iljin Holdings Company, Ltd.	4,834	24,176
Ilshin Spinning Company, Ltd.	565	58,668
Ilsung Pharmaceuticals Company, Ltd.	495	57,599
IM Company, Ltd. (A)	1,313	4,953
iMarketKorea, Inc.	8,736	88,135
InBody Company, Ltd.	4,079	114,466
Industrial Bank of Korea	41,477	549,960
Infinitt Healthcare Company, Ltd. (A)	3,422	20,112
INITECH Company, Ltd. (A)	3,266	19,495
Innocean Worldwide, Inc.	954	60,714
Innox Advanced Materials Company, Ltd. (A)	1,794	119,961
Innox Corp. (A)	772	13,633
Insun ENT Company, Ltd. (A)	5,086	28,455
Intelligent Digital Integrated Security Company, Ltd.	2,466	18,332
Interojo Company, Ltd.	2,789	83,605
Interpark Holdings Corp.	19,796	85,249
54	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
South Korea (continued)
INTOPS Company, Ltd.	8,844	$86,717
Inzi Controls Company, Ltd.	9,850	49,204
Iones Company, Ltd. (A)	1,346	17,343
IS Dongseo Company, Ltd.	7,865	249,262
ISC Company, Ltd.	2,424	52,745
i-SENS, Inc.	2,721	57,240
ISU Chemical Company, Ltd.	2,585	40,189
IsuPetasys Company, Ltd.	6,220	28,603
J.ESTINA Company, Ltd.	2,296	12,785
Jahwa Electronics Company, Ltd.	4,584	77,454
JASTECH, Ltd.	2,906	57,271
Jayjun Cosmetic Company, Ltd. (A)(B)	3,762	22,578
JB Financial Group Company, Ltd.	49,927	275,419
Jcontentree Corp. (A)	11,532	39,565
Jeil Savings Bank (A)(D)	1,850	0
Jeju Air Company, Ltd.	1,117	37,025
Jinro Distillers Company, Ltd.	1,165	34,396
JLS Company, Ltd.	3,270	22,007
Jusung Engineering Company, Ltd. (A)	9,683	140,422
JVM Company, Ltd.	992	49,785
JW Holdings Corp.	7,145	59,245
JW Pharmaceutical Corp.	1,599	65,031
JYP Entertainment Corp. (A)	7,465	54,999
Kakao Corp.	1,501	164,195
Kangnam Jevisco Company, Ltd.	1,435	48,045
Kangwon Land, Inc.	10,549	323,032
KAON Media Company, Ltd.	2,142	21,512
KB Financial Group, Inc.	8,683	427,191
KB Financial Group, Inc., ADR	31,099	1,527,583
KC Cottrell Company, Ltd.	1,034	4,638
KC Green Holdings Company, Ltd.	2,730	15,347
KC Tech Company, Ltd.	7,391	170,930
KCC Corp. (B)	1,761	619,150
KCC Engineering & Construction Company, Ltd.	2,504	22,347
KEC Corp. (A)	24,022	33,882
KEPCO Engineering & Construction Company, Inc. (B)	2,025	32,592
KEPCO Plant Service & Engineering Company, Ltd.	3,334	135,468
Keyang Electric Machinery Company, Ltd.	5,613	25,031
KEYEAST Company, Ltd. (A)	40,686	73,473
KG Chemical Corp.	4,776	86,670
KG Eco Technology Service Company, Ltd.	8,470	30,304
Kginicis Company, Ltd.	3,337	37,259
KGMobilians Company, Ltd.	7,616	50,454
KH Vatec Company, Ltd.	4,141	36,225
Kia Motors Corp.	57,426	1,808,514
KISCO Corp.	1,942	72,109
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	55

	Shares	Value
South Korea (continued)
KISCO Holdings Company, Ltd.	1,061	$72,461
Kishin Corp.	3,196	13,924
KISWIRE, Ltd.	2,270	78,005
KIWOOM Securities Company, Ltd.	3,242	232,440
KleanNara Company, Ltd. (A)(B)	9,099	36,681
KMH Company, Ltd. (A)	5,127	44,282
Kodaco Company, Ltd.	14,736	42,347
Koentec Company, Ltd.	13,410	53,047
Koh Young Technology, Inc.	2,325	125,904
Kolmar BNH Company, Ltd.	2,132	51,505
Kolon Corp.	1,591	94,041
Kolon Global Corp.	2,729	24,959
Kolon Industries, Inc.	4,945	314,349
Kolon Plastic, Inc.	3,135	18,456
Komipharm International Company, Ltd. (A)	3,085	101,014
KONA I Company, Ltd. (A)(B)	4,712	49,201
Kook Soon Dang Brewery Company, Ltd.	6,299	34,492
Kopla Company, Ltd.	1,818	7,700
Korea Aerospace Industries, Ltd. (B)	18,834	774,380
Korea Alcohol Industrial Company, Ltd.	4,535	32,669
Korea Autoglass Corp.	3,257	55,806
Korea Cast Iron Pipe Industries Company, Ltd.	2,525	21,949
Korea Circuit Company, Ltd.	3,844	58,790
Korea District Heating Corp.	985	66,909
Korea Electric Power Corp.	23,234	887,847
Korea Electric Power Corp., ADR	24,906	481,931
Korea Electric Terminal Company, Ltd.	1,850	117,965
Korea Electronic Certification Authority, Inc.	3,760	24,808
Korea Electronic Power Industrial Development Company, Ltd. (B)	9,265	36,993
Korea Flange Company, Ltd.	2,865	30,387
Korea Fuel-Tech Corp.	3,543	13,228
Korea Gas Corp. (A)	7,239	291,356
Korea Information & Communications Company, Ltd. (A)	4,786	43,992
Korea Information Certificate Authority, Inc.	3,992	21,284
Korea Investment Holdings Company, Ltd.	11,169	652,251
Korea Kolmar Company, Ltd. (B)	4,799	289,604
Korea Kolmar Holdings Company, Ltd.	988	26,613
Korea Line Corp. (A)(B)	5,231	164,790
Korea Materials & Analysis Corp. (A)	1,354	21,607
Korea Petrochemical Industrial Company, Ltd.	1,376	327,574
Korea United Pharm, Inc.	1,983	37,802
Korea Zinc Company, Ltd.	1,690	773,868
Korean Air Lines Company, Ltd. (A)	22,013	650,529
Korean Reinsurance Company, Ltd.	26,551	293,253
Kortek Corp.	3,512	42,756
KPX Chemical Company, Ltd.	1,060	67,004
56	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
South Korea (continued)
KSS LINE, Ltd.	5,034	$44,015
KT Corp.	5,722	158,366
KT Hitel Company, Ltd. (A)	5,175	28,176
KT Skylife Company, Ltd.	13,022	186,140
KT Submarine Company, Ltd.	4,928	20,898
KT&G Corp.	14,475	1,471,609
KTB Investment & Securities Company, Ltd. (A)	10,608	33,753
KTCS Corp.	7,253	15,457
Ktis Corp.	6,187	17,055
Kukbo Design Company, Ltd.	1,148	28,496
Kukdo Chemical Company, Ltd.	1,295	62,202
Kukdong Oil & Chemicals Company, Ltd.	2,025	6,115
Kumho Electric Company, Ltd. (A)	2,600	20,386
Kumho Industrial Company, Ltd.	4,612	37,767
Kumho Petrochemical Company, Ltd. (B)	5,209	364,752
Kumho Tire Company, Inc. (A)(B)	37,749	225,243
Kumkang Kind Company, Ltd.	1,697	50,607
Kwang Dong Pharmaceutical Company, Ltd.	11,179	85,876
Kwang Myung Electric Company, Ltd. (A)	8,658	20,372
Kwangju Bank Company, Ltd.	9,605	108,248
Kyeryong Construction Industrial Company, Ltd. (A)	2,159	35,360
Kyobo Securities Company, Ltd.	8,618	74,449
Kyongbo Pharmaceutical Company, Ltd.	1,922	21,495
Kyung Dong Navien Company, Ltd.	1,152	36,339
Kyung Nam Pharm Company, Ltd. (A)	2,808	28,424
Kyungbang, Ltd.	4,710	61,264
Kyungchang Industrial Company, Ltd.	5,740	21,938
KyungDong City Gas Company, Ltd. (A)	629	29,578
KyungDong Invest Company, Ltd.	382	18,123
Kyungdong Pharm Company, Ltd.	2,618	46,219
Kyung-In Synthetic Corp.	8,527	30,842
L&F Company, Ltd.	2,242	72,398
LB Semicon, Inc. (A)	18,566	45,993
Leaders Cosmetics Company, Ltd. (A)	4,379	55,461
LEENO Industrial, Inc.	2,501	111,935
LF Corp.	7,836	202,436
LG Chem, Ltd.	11,228	3,783,646
LG Corp.	12,439	928,583
LG Display Company, Ltd., ADR	195,759	2,734,753
LG Electronics, Inc.	36,789	2,666,753
LG Hausys, Ltd.	3,241	285,574
LG Household & Health Care, Ltd.	1,485	1,265,023
LG Innotek Company, Ltd.	3,335	548,367
LG International Corp.	9,024	231,163
LG Uplus Corp.	88,448	1,085,439
LIG Nex1 Company, Ltd.	1,468	108,658
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	57

	Shares	Value
South Korea (continued)
Lion Chemtech Company, Ltd.	1,096	$14,013
Liveplex Company, Ltd. (A)	26,312	21,820
Lock & Lock Company, Ltd.	4,454	62,136
Loen Entertainment, Inc.	829	59,056
LOT Vacuum Company, Ltd. (A)	1,550	24,684
Lotte Chemical Corp.	6,065	2,155,407
Lotte Chilsung Beverage Company, Ltd.	124	170,261
Lotte Confectionery Company, Ltd.	1,403	246,282
LOTTE Fine Chemical Company, Ltd. (B)	5,157	199,704
Lotte Food Company, Ltd.	231	126,794
LOTTE Himart Company, Ltd.	2,817	171,115
Lotte Non-Life Insurance Company, Ltd.	31,416	124,848
Lotte Shopping Company, Ltd.	1,870	426,716
LS Corp.	5,064	380,685
LS Industrial Systems Company, Ltd.	4,170	215,781
Lumens Company, Ltd. (A)	15,097	53,021
Macrogen, Inc. (A)	840	19,018
Maeil Dairies Company, Ltd. (A)	981	62,900
Maeil Holdings Company, Ltd. (B)	882	17,342
Mando Corp. (B)	2,936	624,593
MDS Technology Company, Ltd.	2,412	41,803
Mediana Company, Ltd. (A)	1,704	21,283
Medy-Tox, Inc.	1,394	704,723
Meerecompany, Inc.	350	22,341
MegaStudy Company, Ltd.	1,410	39,314
MegaStudyEdu Company, Ltd	1,467	48,818
Melfas, Inc. (A)	7,040	25,790
Meritz Financial Group, Inc.	17,335	257,873
Meritz Fire & Marine Insurance Company, Ltd.	25,524	573,412
Meritz Securities Company, Ltd.	95,105	408,091
Mgame Corp. (A)	5,090	19,907
Mi Chang Oil Industrial Company, Ltd.	362	28,459
MiCo, Ltd. (A)	7,714	26,815
Minwise Company, Ltd.	1,200	25,357
Mirae Asset Daewoo Company, Ltd.	43,364	391,418
Mirae Asset Life Insurance Company, Ltd.	25,369	124,887
Miwon Holdings Company, Ltd.	360	19,562
Miwon Specialty Chemical Company, Ltd. (A)	999	50,388
MK Electron Company, Ltd.	6,599	70,684
MK Trend Company, Ltd.	1,588	18,316
MNTech Company, Ltd. (A)	6,966	35,008
Mobase Company, Ltd.	3,100	21,668
Moda, Inc. (A)	2,730	16,464
Modetour Network, Inc.	3,934	94,964
Moorim P&P Company, Ltd.	6,209	25,230
Moorim Paper Company, Ltd. (A)	19,436	44,991
58	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
South Korea (continued)
Motonic Corp.	2,174	$17,733
Muhak Company, Ltd.	4,790	85,074
Multicampus Corp.	751	23,662
Namhae Chemical Corp.	6,140	51,673
Namsun Aluminum Company, Ltd. (A)	17,794	19,862
Namyang Dairy Products Company, Ltd.	137	82,409
NAVER Corp.	4,178	2,802,354
NCSoft Corp.	1,472	502,884
NeoPharm Company, Ltd.	1,026	26,304
Neowiz (A)	4,571	47,132
NEOWIZ HOLDINGS Corp. (A)	2,160	28,181
NEPES Corp. (A)	8,685	74,148
Nexen Corp.	11,578	90,284
Nexen Tire Corp.	15,810	185,419
Nexon GT Company, Ltd. (A)	5,164	50,228
Next Entertainment World Company, Ltd. (A)	1,937	12,350
Nexturn Company, Ltd.	1,224	16,084
NH Investment & Securities Company, Ltd.	42,538	521,685
NHN Entertainment Corp. (A)	2,413	137,376
NHN KCP Corp. (A)	5,865	88,977
NICE Holdings Company, Ltd.	9,258	132,453
Nice Information & Telecommunication, Inc.	1,527	31,907
NICE Information Service Company, Ltd.	17,586	126,338
NICE Total Cash Management Company, Ltd.	2,884	29,619
NK Company, Ltd. (A)(B)	19,139	18,695
Nong Shim Holdings Company, Ltd.	742	75,028
Nong Woo Bio Company, Ltd. (A)	2,385	33,889
NongShim Company, Ltd.	748	220,733
Noroo Holdings Company, Ltd.	556	8,538
NOROO Paint & Coatings Company, Ltd.	4,906	39,892
NS Shopping Company, Ltd.	4,784	69,619
NUTRIBIOTECH Company, Ltd. (A)(B)	3,229	57,937
OCI Company, Ltd.	4,994	436,935
ONDA Entertainment Company, Ltd. (A)(B)	5,824	13,319
Openbase, Inc.	3,880	13,825
Opto Device Technology Company, Ltd.	2,920	20,138
OPTRON-TEC, Inc. (A)	4,724	38,812
Orion Corp. (A)	7,290	564,400
Orion Holdings Corp.	3,790	92,579
Osstem Implant Company, Ltd. (A)	6,019	382,500
Ottogi Corp.	174	117,505
Pan Ocean Company, Ltd. (A)	60,038	342,759
Pang Rim Company, Ltd.	538	9,749
Pan-Pacific Company, Ltd. (A)	5,838	19,902
PaperCorea, Inc. (A)	30,085	7,920
Paradise Company, Ltd.	12,752	165,474
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	59

	Shares	Value
South Korea (continued)
Partron Company, Ltd. (B)	17,421	$139,272
Paru Company, Ltd. (A)(B)	13,242	51,635
PHARMA RESEARCH PRODUCTS Company, Ltd.	612	24,338
Pobis TNC Company, Ltd. (A)	5,742	8,584
Poonglim Industrial Company, Ltd. (A)(D)	276	45
Poongsan Corp.	8,648	437,911
Poongsan Holdings Corp.	1,748	93,220
POSCO	11,209	3,406,878
POSCO Chemtech Company, Ltd.	7,060	206,958
POSCO Coated & Color Steel Company, Ltd.	1,383	43,713
Posco Daewoo Corp.	13,704	258,035
Posco ICT Company, Ltd.	13,272	78,181
Posco M-Tech Company, Ltd.	11,680	27,630
Power Logics Company, Ltd. (A)	7,680	36,794
Protec Company, Ltd.	933	13,851
PSK, Inc.	4,537	98,692
Pulmuone Company, Ltd.	428	47,819
Pyeong Hwa Automotive Company, Ltd.	7,442	75,716
RaonSecure Company, Ltd. (A)	7,358	18,963
Rayence Company, Ltd.	1,256	20,090
Reyon Pharmaceutical Company, Ltd.	724	19,355
RFsemi Technologies, Inc.	2,994	18,055
RFTech Company, Ltd.	10,902	55,376
Robostar Company, Ltd.	1,044	19,404
S Net Systems, Inc. (A)	4,142	19,395
S&T Corp. (A)	1,630	22,769
S&T Dynamics Company, Ltd. (A)	7,440	59,660
S&T Holdings Company, Ltd.	6,553	92,515
S&T Motiv Company, Ltd.	3,025	140,583
S-1 Corp.	4,177	332,770
Sajo Industries Company, Ltd.	875	58,615
SAJOHAEPYO Corp. (A)	1,028	10,912
Sam Chun Dang Pharm Company, Ltd.	2,929	33,722
SAM KANG M&T Company, Ltd. (A)(B)	3,763	19,903
Sam Young Electronics Company, Ltd.	4,426	55,002
Sam Yung Trading Company, Ltd.	2,426	41,771
Samchully Company, Ltd.	807	77,015
Samchuly Bicycle Company, Ltd.	2,156	19,824
Samho Development Company, Ltd.	4,874	18,586
Samho International Company, Ltd. (A)(B)	3,762	56,792
SAMHWA Paints Industrial Company, Ltd.	2,681	20,760
Samick Musical Instruments Company, Ltd.	15,645	26,898
Samick THK Company, Ltd.	4,695	91,783
Samji Electronics Company, Ltd. (A)	2,972	22,340
Samjin LND Company, Ltd. (A)	6,451	19,192
Samjin Pharmaceutical Company, Ltd.	3,760	112,452
60	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
South Korea (continued)
Samkee Automotive Company, Ltd.	6,372	$21,356
Samkwang Glass	941	44,046
Sammok S-Form Company, Ltd.	2,430	30,744
SAMPYO Cement Company, Ltd. (A)	3,420	11,053
Samsung C&T Corp.	7,436	853,524
Samsung Card Company, Ltd.	9,745	321,433
Samsung Electro-Mechanics Company, Ltd.	13,199	1,188,181
Samsung Electronics Company, Ltd.	18,291	37,652,231
Samsung Engineering Company, Ltd. (A)	15,397	146,625
Samsung Fire & Marine Insurance Company, Ltd.	6,511	1,599,399
Samsung Heavy Industries Company, Ltd. (A)	78,732	749,759
Samsung Life Insurance Company, Ltd.	7,115	729,473
Samsung Pharmaceutical Company, Ltd. (A)	5,290	16,598
Samsung SDI Company, Ltd.	5,779	1,009,775
Samsung SDS Company, Ltd.	2,854	425,633
Samsung Securities Company, Ltd.	20,375	661,559
SAMT Company, Ltd.	30,381	53,742
Samwha Capacitor Company, Ltd.	4,733	106,648
Samyang Corp.	971	85,010
Samyang Foods Company, Ltd.	552	25,936
Samyang Holdings Corp.	1,486	141,247
Samyang Tongsang Company, Ltd.	690	29,840
Sang-A Frontec Company, Ltd.	1,692	25,973
Sangbo Corp. (A)	1,493	3,069
Sangsin Brake	1,896	12,930
Satrec Initiative Company, Ltd.	678	23,656
SAVEZONE I&C CORP.	7,060	32,607
SBS Contents Hub Company, Ltd.	2,084	15,074
SBS Media Holdings Company, Ltd.	19,895	50,737
SBW (A)	39,999	49,938
S-Connect Company, Ltd. (A)	9,202	19,682
Seah Besteel Corp.	5,401	170,114
SeAH Holdings Corp.	939	141,727
SeAH Steel Corp.	1,178	97,240
Sebang Company, Ltd.	3,774	49,603
Sebang Global Battery Company, Ltd.	3,190	103,947
Seegene, Inc. (A)	3,168	88,836
Sejong Industrial Company, Ltd.	5,350	37,413
Sejong Telecom, Inc. (A)	57,132	32,292
Sekonix Company, Ltd.	3,101	42,871
Sempio Company	363	10,960
Sempio Foods Company	767	25,801
S-Energy Company, Ltd.	2,586	21,068
Seobu T&D	3,891	48,705
Seohan Company, Ltd.	34,966	72,335
Seohee Construction Company, Ltd.	51,273	52,854
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	61

	Shares	Value
South Korea (continued)
Seoul Semiconductor Company, Ltd.	20,246	$413,463
SEOWONINTECH Company, Ltd.	2,979	30,427
Seoyon Company, Ltd.	4,762	35,292
Seoyon E-Hwa Company, Ltd.	988	9,833
Sewon Cellontech Company, Ltd. (A)	10,000	22,253
SEWOONMEDICAL Company, Ltd.	6,792	22,257
SFA Engineering Corp.	3,288	110,618
SFA Semicon Company, Ltd. (A)	33,987	75,557
SG Corp. (A)	19,886	19,091
SG&G Corp. (A)	3,440	10,366
SGA Company, Ltd. (A)	18,302	17,085
SH Energy Chemical Company, Ltd.	43,125	58,199
Shin Poong Pharmaceutical Company, Ltd. (A)	5,185	29,052
Shinhan Financial Group Company, Ltd.	14,573	671,973
Shinhan Financial Group Company, Ltd., ADR	49,649	2,294,777
Shinsegae Engineering & Construction Company, Ltd.	1,642	38,143
Shinsegae Food Company, Ltd.	295	35,492
Shinsegae Information & Communication Company, Ltd.	511	35,908
Shinsegae International, Inc.	816	47,860
Shinsegae, Inc.	2,607	446,711
Shinwha Intertek Corp.	9,160	27,715
Shinwon Construction Company, Ltd. (A)	3,442	22,290
Shinwon Corp. (A)	10,996	19,229
Shinyoung Securities Company, Ltd.	1,815	94,780
SHOWBOX Corp. (B)	13,526	67,207
Signetics Corp. (A)	16,256	20,508
Silicon Works Company, Ltd.	3,233	125,880
Silla Company, Ltd.	2,346	30,701
SIMMTECH Company, Ltd.	6,422	74,007
SIMMTECH HOLDINGS Company, Ltd. (A)	10,821	29,166
SIMPAC, Inc.	11,000	44,327
Sindoh Company, Ltd.	1,484	87,652
SJM Company, Ltd.	6,871	33,233
SK Bioland Company, Ltd.	2,676	38,873
SK Chemicals Company, Ltd.	4,878	296,698
SK D&D Company, Ltd.	208	5,515
SK Gas, Ltd.	1,878	186,992
SK Holdings Company, Ltd.	13,445	3,195,867
SK Hynix, Inc.	112,491	6,867,512
SK Innovation Company, Ltd.	16,039	2,690,785
SK Materials Company, Ltd. (B)	1,827	296,760
SK Networks Company, Ltd.	36,503	227,424
SK Securities Company, Ltd. (A)	84,911	95,102
SK Telecom Company, Ltd.	2,824	637,610
SKC Company, Ltd.	6,910	226,706
SKC Solmics Company, Ltd. (A)	10,372	43,911
62	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
South Korea (continued)
SKCKOLONPI, Inc.	2,522	$74,275
SL Corp. (B)	5,006	86,870
SM Entertainment Company (A)	4,490	117,685
S-MAC Company, Ltd. (A)	14,353	15,289
SMEC Company, Ltd.	5,412	19,328
S-Oil Corp.	9,339	1,042,648
Solborn, Inc. (A)	4,144	19,152
Solid, Inc. (A)	4,376	8,407
Songwon Industrial Company, Ltd.	5,610	104,069
Soulbrain Company, Ltd.	5,493	315,170
SPC Samlip Company, Ltd.	525	73,950
SPG Company, Ltd.	3,394	17,893
Spigen Korea Company, Ltd.	907	36,062
Ssangyong Cement Industrial Company, Ltd.	8,093	95,914
Ssangyong Information & Communication (A)	1,664	2,438
Ssangyong Motor Company (A)	12,066	59,114
Suheung Company, Ltd.	1,620	50,527
Sun Kwang Company, Ltd.	754	12,473
Sunchang Corp.	4,139	33,623
SundayToz Corp. (A)	1,139	18,288
Sung Bo Chemicals Company, Ltd.	3,550	19,373
Sung Kwang Bend Company, Ltd. (B)	8,626	75,565
Sungchang Enterprise Holdings, Ltd.	14,014	36,283
Sungdo Engineering & Construction Company, Ltd.	3,374	21,488
Sungshin Cement Company, Ltd. (A)	7,489	45,483
Sungwoo Hitech Company, Ltd.	15,843	91,082
Sunjin Company, Ltd. (B)	3,008	54,999
Suprema HQ, Inc. (A)	2,842	18,326
Suprema, Inc. (A)(B)	2,632	69,233
Synopex, Inc. (A)	23,934	69,648
Systems Technology, Inc.	3,570	61,123
Taekwang Industrial Company, Ltd.	145	156,563
Taewoong Company, Ltd. (A)	4,241	74,673
Taeyoung Engineering & Construction Company, Ltd. (A)	17,940	145,968
Taihan Textile Company, Ltd. (A)	198	15,633
Tailim Packaging Company, Ltd.	13,578	30,341
TBH Global Company, Ltd. (A)	6,290	57,794
TechWing, Inc.	6,113	81,229
Tera Semicon Company, Ltd.	2,320	65,086
TES Company, Ltd.	3,693	99,850
Tesna Company, Ltd. (A)	1,172	19,145
Texcell-NetCom Company, Ltd. (A)	10,140	86,752
The LEADCORP, Inc.	5,571	35,310
The WillBes & Company (A)(B)	17,010	32,244
Thinkware Systems Corp. (A)	1,825	18,083
TK Chemical Corp. (A)	15,696	31,645
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	63

	Shares	Value
South Korea (continued)
TK Corp.	7,034	$61,365
Tokai Carbon Korea Company, Ltd.	1,713	79,427
Tong Yang Moolsan Company, Ltd. (B)	12,183	21,684
Tongyang Life Insurance Company, Ltd.	18,789	152,823
Tongyang pile, Inc.	3,203	17,638
Tongyang, Inc.	82,744	155,796
Tonymoly Company, Ltd.	1,162	16,617
Top Engineering Company, Ltd.	3,817	24,704
Toptec Company, Ltd.	4,615	115,101
Tovis Company, Ltd.	7,136	55,468
TS Corp.	1,276	30,607
T'way Holdings, Inc. (A)	6,262	19,974
UBCare Company, Ltd.	7,097	24,716
Ubiquoss Holdings, Inc.	2,955	17,638
Ubiquoss, Inc. (A)	941	15,198
Ugint Company, Ltd. (A)(B)	62,964	17,504
UIL Company, Ltd.	3,248	22,970
Uju Electronics Company, Ltd.	3,311	40,293
Unid Company, Ltd. (B)	4,975	214,252
Union Semiconductor Equipment & Materials Company, Ltd.	4,612	27,206
Uniquest Corp.	1,997	12,816
UniTest, Inc.	4,158	40,316
Value Added Technology Company, Ltd.	3,861	111,879
Viatron Technologies, Inc.	894	17,533
Vieworks Company, Ltd.	3,435	146,450
Visang Education, Inc.	3,857	43,309
Vitzrocell Company, Ltd. (D)	2,117	27,223
Webzen, Inc. (A)	4,689	77,432
WeMade Entertainment Company, Ltd.	1,952	57,051
Whanin Pharmaceutical Company, Ltd.	4,247	83,082
Wins Company, Ltd.	2,144	25,167
Wiscom Company, Ltd.	3,680	13,990
WiSoL Company, Ltd. (B)	10,926	148,608
Wonik Holdings Company, Ltd. (A)	11,941	87,924
WONIK IPS Company, Ltd. (A)	6,362	171,947
Wonik Materials Company, Ltd. (A)	910	63,790
Wonik QnC Corp. (A)	2,788	28,982
Woojin Plaimm Company, Ltd. (A)	917	9,818
Woongjin Company, Ltd. (A)	19,734	41,340
Woongjin Energy Company, Ltd. (A)	5,511	43,241
Woongjin Thinkbig Company, Ltd. (A)	10,000	66,037
Woori Bank	51,774	854,607
Woori Bank, ADR	3,163	156,157
Woory Industrial Company, Ltd.	1,923	63,288
Wooshin Systems Company, Ltd.	1,951	13,522
WooSung Feed Company, Ltd. (B)	5,600	15,074
64	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
South Korea (continued)
Y G-1 Company, Ltd.	4,203	$49,446
YD Online Corp. (A)	4,683	19,731
YeaRimDang Publishing Company, Ltd. (A)	4,505	37,245
YES24 Company, Ltd.	2,091	11,522
YESCO Company, Ltd.	1,480	50,663
YG Entertainment, Inc.	2,781	67,887
YMC Company, Ltd.	1,617	41,685
Yong Pyong Resort Company, Ltd. (B)	5,192	63,508
Yonwoo Company, Ltd. (A)	808	18,850
Yoosung Enterprise Company, Ltd.	11,090	37,677
Youlchon Chemical Company, Ltd.	5,165	63,212
Young Poong Corp.	99	108,707
Young Poong Precision Corp.	5,018	41,727
Youngone Corp.	5,325	159,767
Youngone Holdings Company, Ltd.	3,996	189,035
YoungWoo DSP Company, Ltd. (A)	2,838	16,387
Yuanta Securities Korea Company, Ltd. (A)	29,073	94,654
Yuhan Corp.	772	155,093
YuHwa Securities Company, Ltd.	3,240	47,583
Yungjin Pharmaceutical Company, Ltd. (A)	7,246	67,453
Zeus Company, Ltd.	1,468	21,464
Taiwan 16.4%		185,960,025
Ability Enterprise Company, Ltd.	91,782	73,112
Ability Opto-Electronics Technology Company, Ltd.	13,000	32,894
AcBel Polytech, Inc.	126,000	100,566
Accton Technology Corp.	154,796	406,244
Acer, Inc. (A)	709,510	357,938
ACES Electronic Company, Ltd.	19,000	17,714
Achem Technology Corp. (A)	119,447	42,193
Actron Technology Corp.	26,300	89,520
A-DATA Technology Company, Ltd.	50,242	125,388
Addcn Technology Company, Ltd.	2,000	17,541
Adlink Technology, Inc.	33,920	73,113
Advanced Ceramic X Corp.	10,000	142,824
Advanced Connectek, Inc.	46,000	13,932
Advanced International Multitech Company, Ltd.	58,000	84,522
Advanced Optoelectronic Technology, Inc.	19,000	21,883
Advanced Semiconductor Engineering, Inc.	790,123	956,413
Advanced Semiconductor Engineering, Inc., ADR	161,224	983,466
Advanced Wireless Semiconductor Company	77,000	146,616
Advancetek Enterprise Company, Ltd.	122,580	90,027
Advantech Company, Ltd.	54,854	405,380
AGV Products Corp. (A)	315,286	82,833
Airtac International Group	27,736	386,748
Alchip Technologies, Ltd. (A)	11,000	29,581
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	65

	Shares	Value
Taiwan (continued)
Alcor Micro Corp.	12,000	$8,478
ALI Corp. (A)	81,000	62,405
All Ring Tech Company, Ltd.	9,000	16,000
Alltek Technology Corp.	39,220	30,111
Alltop Technology Company, Ltd.	10,000	21,623
Alpha Networks, Inc.	56,000	40,047
Altek Corp.	54,000	60,149
Amazing Microelectronic Corp.	9,540	29,904
AMPOC Far-East Company, Ltd.	33,000	28,130
AmTRAN Technology Company, Ltd.	252,775	141,043
Anpec Electronics Corp.	46,380	64,986
Apacer Technology, Inc.	35,635	46,910
APCB, Inc.	84,000	88,829
Apex Biotechnology Corp.	27,060	32,080
Apex International Company, Ltd.	54,989	42,160
Apex Science & Engineering	157,124	44,557
Arcadyan Technology Corp.	57,379	99,723
Ardentec Corp.	346,363	337,025
Asia Cement Corp.	443,608	402,706
Asia Optical Company, Inc.	57,710	228,606
Asia Pacific Telecom Company, Ltd. (A)	196,000	67,260
Asia Polymer Corp.	326,347	201,476
Asia Tech Image, Inc.	12,000	25,799
Asia Vital Components Company, Ltd.	147,667	134,177
ASMedia Technology, Inc.	5,260	55,864
ASPEED Technology, Inc.	6,000	133,307
ASROCK, Inc.	6,000	18,727
Asustek Computer, Inc.	95,528	792,568
Aten International Company, Ltd.	50,000	126,742
AU Optronics Corp.	789,000	324,828
AU Optronics Corp., ADR (B)	211,392	854,024
Audix Corp.	44,560	59,872
AURAS Technology Company, Ltd.	18,000	55,129
Aurora Corp. (D)	18,000	35,410
Avermedia Technologies, Inc. (A)	59,000	21,345
Avision, Inc. (A)	54,916	11,806
AVY Precision Technology, Inc.	19,676	34,373
Awea Mechantronic Company, Ltd.	6,615	7,293
Axiomtek Company, Ltd.	7,000	12,078
Bank of Kaohsiung Company, Ltd.	335,757	107,131
Basso Industry Corp.	41,700	124,739
BenQ Materials Corp. (A)	89,000	53,045
BES Engineering Corp.	447,200	95,720
Biostar Microtech International Corp. (A)	75,000	42,206
Bioteque Corp.	13,000	33,373
Boardtek Electronics Corp.	48,000	37,942
66	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Taiwan (continued)
Bright Led Electronics Corp.	40,000	$22,796
Browave Corp.	5,000	6,883
Cameo Communications, Inc.	65,000	17,813
Capital Securities Corp.	447,371	146,345
Career Technology MFG. Company, Ltd.	122,000	83,289
Casetek Holdings, Ltd.	50,000	166,248
Catcher Technology Company, Ltd.	212,000	2,711,623
Cathay Chemical Works	85,000	44,097
Cathay Financial Holding Company, Ltd.	750,619	1,228,866
Cathay Real Estate Development Company, Ltd.	233,000	127,931
Celxpert Energy Corp.	18,000	21,798
Center Laboratories, Inc. (A)	13,000	25,919
Central Reinsurance Company, Ltd.	85,825	43,394
Chailease Holding Company, Ltd.	349,960	954,111
ChainQui Construction Development Company, Ltd.	32,000	19,420
Champion Building Materials Company, Ltd. (A)	163,852	41,203
Champion Microelectronic Corp.	28,836	61,760
Chang Hwa Commercial Bank, Ltd.	1,452,730	795,033
Chang Wah Electromaterials, Inc.	18,909	92,366
Channel Well Technology Company, Ltd.	51,000	48,274
Chant Sincere Company, Ltd.	11,000	13,043
Charoen Pokphand Enterprise	136,465	297,338
Chaun-Choung Technology Corp.	20,000	70,532
CHC Healthcare Group	19,000	24,907
CHC Resources Corp.	45,000	77,563
Chen Full International Company, Ltd.	49,000	77,740
Chenbro Micom Company, Ltd.	37,000	62,028
Cheng Loong Corp.	288,480	173,221
Cheng Shin Rubber Industry Company, Ltd.	477,031	961,175
Cheng Uei Precision Industry Company, Ltd.	128,335	175,483
Chenming Mold Industry Corp.	19,000	11,751
Chia Chang Company, Ltd.	26,000	20,199
Chia Hsin Cement Corp.	233,089	93,165
Chicony Electronics Company, Ltd.	426,264	1,072,566
Chicony Power Technology Company, Ltd.	13,065	26,725
Chien Kuo Construction Company, Ltd.	193,872	57,714
Chilisin Electronics Corp.	52,200	147,977
Chime Ball Technology Company, Ltd.	13,099	28,939
Chimei Materials Technology Corp. (A)	141,050	69,543
China Airlines, Ltd. (A)	1,210,820	514,128
China Bills Finance Corp.	130,000	64,421
China Chemical & Pharmaceutical Company, Ltd.	117,000	70,787
China Development Financial Holding Corp.	1,636,531	511,850
China Electric Manufacturing Corp. (A)	169,000	46,445
China General Plastics Corp.	199,933	232,061
China Life Insurance Company, Ltd.	1,686,076	1,865,570
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	67

	Shares	Value
Taiwan (continued)
China Man-Made Fiber Corp.	425,700	$123,008
China Metal Products Company, Ltd.	105,966	111,098
China Motor Corp.	121,905	113,602
China Petrochemical Development Corp. (A)	611,045	279,139
China Steel Chemical Corp.	25,000	95,768
China Steel Corp.	1,068,038	896,548
China Synthetic Rubber Corp.	284,719	345,660
Chinese Maritime Transport, Ltd.	45,000	45,431
Chin-Poon Industrial Company, Ltd.	155,642	281,816
Chipbond Technology Corp.	218,000	365,407
ChipMOS TECHNOLOGIES, INC.	79,000	72,576
Chong Hong Construction Company, Ltd.	39,024	87,300
Chroma ATE, Inc.	36,440	125,171
Chun YU Works & Company, Ltd.	156,000	72,056
Chun Yuan Steel	229,381	86,713
Chung Hung Steel Corp. (A)	283,226	108,745
Chung Hwa Pulp Corp.	444,898	164,595
Chung-Hsin Electric & Machinery Manufacturing Corp.	113,125	75,199
Chunghwa Chemical Synthesis & Biotech Company, Ltd.	16,000	12,041
Chunghwa Picture Tubes, Ltd. (A)	3,394,320	249,625
Chunghwa Precision Test Tech Company, Ltd.	2,000	94,590
Chunghwa Telecom Company, Ltd.	110,000	382,585
Chunghwa Telecom Company, Ltd., ADR (B)	32,478	1,124,064
Chyang Sheng Dyeing & Finishing Company, Ltd.	15,000	12,694
Cleanaway Company, Ltd.	21,000	118,374
Clevo Company	161,120	163,104
CMC Magnetics Corp. (A)	599,536	79,602
Collins Company, Ltd.	97,797	36,313
Compal Electronics, Inc.	1,220,895	878,843
Compeq Manufacturing Company, Ltd.	483,000	522,223
Compucase Enterprise	13,000	17,985
Concord Securities Company, Ltd.	18,000	4,776
Concraft Holding Company, Ltd.	10,500	72,881
Continental Holdings Corp.	166,950	68,646
Contrel Technology Company, Ltd.	22,000	13,127
Coretronic Corp.	168,000	204,451
Co-Tech Development Corp. (A)	36,000	69,079
Coxon Precise Industrial Company, Ltd. (A)	79,231	74,643
CSBC Corp. Taiwan (A)	143,312	59,865
CTBC Financial Holding Company, Ltd.	4,480,967	2,907,517
CTCI Corp.	160,000	258,919
Cub Elecparts, Inc.	30,328	372,920
CviLux Corp.	57,200	59,706
CX Technology Company, Ltd.	14,000	12,721
Cyberlink Corp.	38,326	78,454
CyberPower Systems, Inc.	19,000	64,250
68	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Taiwan (continued)
CyberTAN Technology, Inc.	100,000	$63,265
Cypress Technology Company, Ltd.	5,500	25,574
DA CIN Construction Company, Ltd.	73,000	42,228
Dafeng TV, Ltd.	21,097	25,205
Da-Li Development Company, Ltd.	72,710	82,655
Darfon Electronics Corp.	55,000	48,948
Darwin Precisions Corp.	210,894	156,011
De Licacy Industrial Company	104,898	99,338
Delpha Construction Company, Ltd.	84,383	38,200
Delta Electronics, Inc.	277,253	1,525,284
Depo Auto Parts Industrial Company, Ltd.	51,000	140,421
DFI, Inc.	9,000	16,634
Dimerco Express Corp.	46,000	34,028
D-Link Corp. (A)	382,657	138,499
DYNACOLOR, Inc.	23,000	25,993
Dynamic Electronics Company, Ltd. (A)	152,927	67,604
Dynapack International Technology Corp.	42,000	54,001
E Ink Holdings, Inc.	282,000	407,717
E.Sun Financial Holding Company, Ltd.	1,496,442	923,748
Eastern Media International Corp. (A)	211,164	57,032
Eclat Textile Company, Ltd.	44,532	547,918
ECOVE Environment Corp.	7,000	38,856
Edimax Technology Company, Ltd.	101,359	35,305
Edom Technology Company, Ltd.	67,890	36,735
eGalax_eMPIA Technology, Inc.	27,774	48,201
Elan Microelectronics Corp.	62,000	88,884
E-LIFE MALL Corp.	58,000	119,364
Elite Advanced Laser Corp.	63,888	226,245
Elite Material Company	62,831	317,592
Elite Semiconductor Memory Technology, Inc.	65,000	95,624
Elitegroup Computer Systems Company, Ltd. (A)	116,284	73,793
eMemory Technology, Inc.	16,000	221,418
ENG Electric Company, Ltd.	46,202	26,448
Ennoconn Corp.	8,303	121,875
EnTie Commercial Bank Company, Ltd.	337,000	143,135
Epistar Corp. (A)	384,810	390,347
Eson Precision Ind Company, Ltd.	38,000	59,699
Eternal Materials Company, Ltd.	341,090	360,860
E-Ton Solar Tech Company, Ltd. (A)	159,541	42,824
Etron Technology, Inc. (A)	130,000	51,847
Eva Airways Corp.	1,265,222	659,880
Everest Textile Company, Ltd.	110,240	54,691
Evergreen International Storage & Transport Corp.	177,320	84,131
Evergreen Marine Corp Taiwan, Ltd. (A)	425,694	325,304
Everlight Chemical Industrial Corp.	178,748	117,956
Everlight Electronics Company, Ltd.	158,000	237,567
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	69

	Shares	Value
Taiwan (continued)
Excelsior Medical Company, Ltd.	31,763	$47,654
EZconn Corp.	12,000	17,868
Far Eastern Department Stores, Ltd.	370,558	185,580
Far Eastern International Bank	1,070,358	330,500
Far Eastern New Century Corp.	828,878	664,454
Far EasTone Telecommunications Company, Ltd.	271,000	657,287
Faraday Technology Corp.	122,751	186,278
Farglory Land Development Company, Ltd.	92,526	112,215
Federal Corp.	175,137	80,788
Feedback Technology Corp.	19,000	44,743
Feng Hsin Steel Company, Ltd.	117,000	204,208
Feng TAY Enterprise Company, Ltd.	113,739	540,505
First Copper Technology Company, Ltd. (A)	52,000	19,004
First Financial Holding Company, Ltd.	1,163,275	756,635
First Hi-Tec Enterprise Company, Ltd.	20,000	20,078
First Hotel	84,581	44,448
First Steamship Company, Ltd. (A)	173,229	53,777
FLEXium Interconnect, Inc.	146,352	649,458
Flytech Technology Company, Ltd.	77,125	232,460
FocalTech Systems Company, Ltd.	76,342	100,837
Formosa Advanced Technologies Company, Ltd.	126,000	117,884
Formosa Chemicals & Fibre Corp.	429,440	1,352,466
Formosa International Hotels Corp.	27,171	139,160
Formosa Laboratories, Inc.	24,000	58,648
Formosa Oilseed Processing Company, Ltd.	31,689	66,953
Formosa Petrochemical Corp.	169,000	597,892
Formosa Plastics Corp.	324,880	1,012,787
Formosa Taffeta Company, Ltd.	195,000	194,032
Formosan Rubber Group, Inc.	130,200	65,015
Formosan Union Chemical	111,334	68,311
Founding Construction & Development Company, Ltd.	117,908	60,971
Foxconn Technology Company, Ltd.	205,617	654,922
Foxlink Image Technology Company, Ltd.	59,000	35,521
Foxsemicon Integrated Technology, Inc.	11,550	93,775
Froch Enterprise Company, Ltd.	52,000	28,590
FSP Technology, Inc.	80,603	58,688
Fubon Financial Holding Company, Ltd.	855,422	1,378,256
Fulgent Sun International Holding Company, Ltd.	14,314	37,738
Fullerton Technology Company, Ltd.	64,819	51,064
Fulltech Fiber Glass Corp.	168,027	92,385
Fwusow Industry Company, Ltd.	140,310	83,297
G Shank Enterprise Company, Ltd.	49,562	41,253
Gallant Precision Machining Company, Ltd.	34,000	23,604
Gemtek Technology Corp.	97,496	72,901
General Interface Solution Holding, Ltd.	18,000	216,760
Generalplus Technology, Inc.	12,000	15,874
70	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Taiwan (continued)
Genesis Photonics, Inc. (A)	107,740	$8,584
Genesys Logic, Inc.	13,000	14,725
Genius Electronic Optical Company, Ltd. (A)	18,589	308,469
GeoVision, Inc.	26,721	34,627
Getac Technology Corp.	95,000	135,966
Giant Manufacturing Company, Ltd.	65,000	329,097
Giantplus Technology Company, Ltd.	66,000	52,023
Gigabyte Technology Company, Ltd.	174,719	238,396
Gigasolar Materials Corp.	12,040	94,582
Gigastorage Corp. (A)	169,100	89,645
Ginko International Company, Ltd.	16,000	124,566
Gintech Energy Corp. (A)	180,829	97,639
Global Brands Manufacture, Ltd.	152,611	67,918
Global Lighting Technologies, Inc.	34,000	49,190
Global Mixed Mode Technology, Inc.	18,000	39,916
Global PMX Company, Ltd.	3,000	17,113
Global Unichip Corp.	26,000	191,556
Globalwafers Company, Ltd.	11,000	87,670
Globe Union Industrial Corp.	23,450	16,429
Gloria Material Technology Corp.	200,300	147,872
Glory Science Company, Ltd.	11,000	28,286
Gold Circuit Electronics, Ltd. (A)	215,071	71,551
Goldsun Building Materials Company, Ltd. (A)	385,005	117,108
Gourmet Master Company, Ltd.	19,470	231,437
Grand Ocean Retail Group, Ltd. (A)	16,000	12,718
Grand Pacific Petrochemical Corp.	337,000	286,074
Grand Plastic Technology Corp.	4,000	28,044
Grape King Bio, Ltd.	37,000	225,141
Great China Metal Industry	117,000	96,222
Great Taipei Gas Company, Ltd.	199,000	166,563
Great Wall Enterprise Company, Ltd.	242,642	249,337
Greatek Electronics, Inc.	116,000	186,023
Green Energy Technology, Inc. (A)	76,000	35,374
Hannstar Board Corp.	149,467	77,038
HannStar Display Corp.	782,980	320,261
HannsTouch Solution, Inc. (A)	189,735	64,063
Hanpin Electron Company Ltd.	13,000	16,655
Harvatek Corp. (A)	116,069	53,151
Hey Song Corp.	183,250	190,748
Hi-Clearance, Inc.	19,000	58,324
Highwealth Construction Corp.	387,860	617,895
HIM International Music, Inc.	3,300	11,889
Hitron Technology, Inc.	100,000	74,242
Hiwin Technologies Corp.	43,861	390,866
Ho Tung Chemical Corp. (A)	370,796	109,271
Hocheng Corp. (A)	40,000	12,189
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	71

	Shares	Value
Taiwan (continued)
Holiday Entertainment Company, Ltd.	18,000	$30,063
Holtek Semiconductor, Inc.	71,000	130,045
Holy Stone Enterprise Company, Ltd.	81,734	104,583
Hon Hai Precision Industry Company, Ltd.	3,725,440	14,548,038
Hong Pu Real Estate Development Company, Ltd.	102,000	70,686
Hong TAI Electric Industrial	121,000	44,359
Hong YI Fiber Industry Company	30,000	23,657
Horizon Securities Company, Ltd. (A)	90,000	21,250
Hota Industrial Manufacturing Company, Ltd.	58,396	273,944
Hotai Motor Company, Ltd.	49,000	578,525
Hsin Kuang Steel Company, Ltd.	56,153	56,473
Hsin Yung Chien Company, Ltd.	28,200	65,247
Hsing TA Cement Company, Ltd.	125,000	47,484
HTC Corp. (A)	184,700	421,686
Hu Lane Associate, Inc.	22,066	123,198
HUA ENG Wire & Cable Company, Ltd. (A)	96,000	31,776
Hua Nan Financial Holdings Company, Ltd.	972,305	543,696
Huaku Development Company, Ltd.	61,353	125,989
Hung Ching Development & Construction Company, Ltd.	66,000	42,693
Hung Sheng Construction Company, Ltd.	122,808	98,107
Huxen Corp.	42,000	58,019
Hwa Fong Rubber Industrial Company, Ltd.	258,324	98,541
Ibase Technology, Inc.	71,286	124,024
Ichia Technologies, Inc. (A)	105,300	69,505
Ideal Bike Corp.	28,000	10,117
IEI Integration Corp.	15,000	22,916
Infortrend Technology, Inc.	116,000	56,791
Innodisk Corp.	11,534	43,114
Innolux Corp.	3,016,219	1,474,798
Inpaq Technology Company, Ltd.	20,000	17,803
Intai Technology Corp.	11,000	38,734
Integrated Service Technology, Inc.	13,000	49,207
International Games System Company, Ltd.	15,000	81,520
Inventec Corp.	587,705	467,635
Iron Force Industrial Company, Ltd.	13,000	51,776
I-Sheng Electric Wire & Cable Company, Ltd.	45,000	65,882
ITE Technology, Inc.	64,881	72,853
ITEQ Corp.	75,700	149,494
Jarllytec Company, Ltd.	17,000	33,162
Jentech Precision Industrial Company, Ltd.	8,000	17,384
Jess-Link Products Company, Ltd.	61,000	58,933
Jih Sun Financial Holdings Company, Ltd.	528,478	125,736
Jinli Group Holdings, Ltd.	18,540	20,882
Johnson Health Tech Company, Ltd.	30,400	35,433
K Laser Technology, Inc.	27,000	13,617
Kang Na Hsiung Enterprise Company, Ltd. (A)	133,000	50,710
72	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Taiwan (continued)
Kaori Heat Treatment Company, Ltd.	29,341	$35,539
Kaulin Manufacturing Company, Ltd.	70,490	53,971
KEE TAI Properties Company, Ltd.	149,973	50,511
Kenda Rubber Industrial Company, Ltd.	106,372	152,238
Kenmec Mechanical Engineering Company, Ltd. (A)	84,000	27,580
Kerry TJ Logistics Company, Ltd.	94,000	114,068
Kindom Construction Corp.	106,000	64,254
King Slide Works Company, Ltd.	12,000	167,114
King Yuan Electronics Company, Ltd.	404,762	393,167
Kingpak Technology, Inc.	5,000	35,169
King's Town Bank Company, Ltd.	256,000	270,635
King's Town Construction Company, Ltd. (A)	67,514	52,248
Kinik Company	50,000	132,858
Kinko Optical Company, Ltd.	24,000	33,720
Kinpo Electronics, Inc.	447,724	155,362
Kinsus Interconnect Technology Corp.	73,000	203,713
KMC Kuei Meng International, Inc.	11,000	50,148
KS Terminals, Inc.	49,000	99,483
Kung Long Batteries Industrial Company, Ltd.	17,000	87,492
Kung Sing Engineering Corp.	36,000	13,006
Kuo Toong International Company, Ltd. (A)	91,356	57,024
Kuoyang Construction Company, Ltd.	227,543	100,743
Kwong Fong Industries Corp.	18,640	12,828
Kwong Lung Enterprise Company, Ltd.	21,000	31,988
KYE Systems Corp. (A)	153,702	48,047
L&K Engineering Company, Ltd.	56,952	67,359
Land Mark Optoelectronics Corp.	10,000	132,688
Lanner Electronics, Inc.	43,013	58,975
Largan Precision Company, Ltd.	12,000	2,327,494
Laser Tek Taiwan Company, Ltd.	23,000	24,118
Laster Tech Corp. Ltd.	7,000	18,226
LCY Chemical Corp.	120,806	162,247
Lealea Enterprise Company, Ltd. (A)	221,863	83,597
Ledlink Optics, Inc.	13,000	21,921
LEE CHI Enterprises Company, Ltd.	116,000	44,240
Lelon Electronics Corp.	90,085	127,060
Leofoo Development Company, Ltd. (A)	161,087	43,109
LES Enphants Company, Ltd. (A)	35,486	13,061
Lextar Electronics Corp. (A)	81,000	44,924
Li Cheng Enterprise Company, Ltd.	11,160	26,038
Li Peng Enterprise Company, Ltd. (A)	219,760	60,692
Lian HWA Food Corp.	40,527	46,357
Lien Hwa Industrial Corp.	429,526	392,416
Lingsen Precision Industries, Ltd.	107,101	53,050
Lite-On Semiconductor Corp.	78,718	92,107
Lite-On Technology Corp.	564,250	836,564
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	73

	Shares	Value
Taiwan (continued)
Long Bon International Company, Ltd.	157,000	$80,668
Long Chen Paper Company, Ltd.	365,736	537,139
Longwell Company	61,000	87,732
Lotes Company, Ltd.	13,000	81,667
Lucky Cement Corp.	183,000	53,455
Lumax International Corp., Ltd.	45,395	77,638
Lung Yen Life Service Corp.	9,000	20,598
LuxNet Corp. (A)	15,000	13,279
Macauto Industrial Company Ltd.	7,000	40,560
Machvision, Inc.	6,000	32,391
Macroblock, Inc.	9,450	19,077
Macronix International (A)	1,614,884	2,259,684
Mag Layers Scientific-Technics Company, Ltd.	11,000	23,331
Makalot Industrial Company, Ltd.	102,813	486,885
Marketech International Corp.	32,000	41,233
Masterlink Securities Corp.	853,593	230,179
Materials Analysis Technology, Inc.	6,000	19,926
Mayer Steel Pipe Corp.	36,407	16,844
MediaTek, Inc.	133,000	1,196,021
Mega Financial Holding Company, Ltd.	1,320,531	1,062,599
Mercuries & Associates Holding, Ltd.	165,230	125,838
Mercuries Life Insurance Company, Ltd. (A)	279,610	149,850
Merida Industry Company, Ltd.	23,162	101,940
Merry Electronics Company, Ltd.	41,585	328,146
Microbio Company, Ltd. (A)	69,000	51,618
Microlife Corp.	30,000	74,694
Micro-Star International Company, Ltd.	215,488	491,971
MIN AIK Technology Company, Ltd.	57,000	54,989
Mirle Automation Corp.	55,033	79,517
Mitac Holdings Corp.	214,021	255,477
Mobiletron Electronics Company, Ltd.	5,200	6,695
momo.com, Inc.	3,000	20,969
Motech Industries, Inc. (A)	243,364	174,593
MPI Corp.	20,000	56,474
Nak Sealing Technologies Corp.	53,000	143,552
Namchow Holdings Company, Ltd.	73,000	153,722
Nan Kang Rubber Tire Company, Ltd.	118,711	107,263
Nan Liu Enterprise Company, Ltd.	16,000	78,584
Nan Ren Lake Leisure Amusement Company, Ltd.	31,000	7,924
Nan Ya Plastics Corp.	421,860	1,067,118
Nan Ya Printed Circuit Board Corp. (A)	89,930	73,384
Nang Kuang Pharmaceutical Company, Ltd.	12,000	15,004
Nantex Industry Company, Ltd.	100,039	73,020
Nanya Technology Corp.	92,985	199,933
National Petroleum Company, Ltd.	62,000	79,870
Neo Solar Power Corp. (A)	564,100	256,616
74	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Taiwan (continued)
Netronix, Inc.	22,000	$43,229
New Asia Construction & Development Corp.	173,136	36,329
New Era Electronics Company, Ltd.	26,000	17,422
Nexcom International Company, Ltd.	17,000	17,065
Nichidenbo Corp.	109,979	103,216
Nien Hsing Textile Company, Ltd.	171,572	126,109
Nien Made Enterprise Company, Ltd.	29,000	312,554
Novatek Microelectronics Corp.	183,000	713,813
Nuvoton Technology Corp.	30,000	54,922
OBI Pharma, Inc. (A)	5,000	31,638
Ocean Plastics Company, Ltd. (A)	29,000	28,939
OptoTech Corp.	176,000	96,422
Orient Semiconductor Electronics, Ltd. (A)	289,000	78,647
Oriental Union Chemical Corp. (A)	83,300	74,164
Pacific Construction Company	274,002	94,081
Pacific Hospital Supply Company, Ltd.	24,000	58,216
Pan Jit International, Inc.	108,000	76,936
Pan-International Industrial Corp.	79,443	73,728
Parade Technologies, Ltd.	18,000	287,644
Paragon Technologies Company, Ltd. (A)	23,808	21,031
PChome Online, Inc.	39,796	238,141
PCL Technologies, Inc.	7,000	29,762
P-Duke Technology Company, Ltd.	16,500	35,298
Pegatron Corp.	632,321	1,997,786
PharmaEngine, Inc.	6,000	35,310
Pharmally International Holding Company, Ltd.	2,000	29,255
Phihong Technology Company, Ltd. (A)	151,786	63,586
Phison Electronics Corp.	25,000	338,194
Phoenix Tours International, Inc.	15,750	18,224
Pixart Imaging, Inc.	21,830	92,827
Polytronics Technology Corp.	31,000	57,053
Portwell, Inc. (A)	13,000	21,252
Posiflex Technologies, Inc.	29,471	150,626
Pou Chen Corp.	707,448	919,503
Power Quotient International Company, Ltd. (A)	37,000	15,318
Powertech Technology, Inc.	281,000	855,713
Poya International Company, Ltd.	33,866	441,286
President Chain Store Corp.	112,000	938,522
President Securities Corp. (A)	628,942	288,974
Primax Electronics, Ltd.	56,000	133,278
Prince Housing & Development Corp.	362,943	138,398
Prodisc Technology, Inc. (A)(D)	540,000	0
Promate Electronic Company, Ltd.	90,000	83,688
Promise Technology, Inc.	38,000	16,890
Prosperity Dielectrics Company, Ltd.	27,000	28,212
Qisda Corp.	418,440	300,499
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	75

	Shares	Value
Taiwan (continued)
QST International Corp.	7,000	$24,623
Qualipoly Chemical Corp.	15,172	15,447
Quanta Computer, Inc.	322,000	734,793
Quanta Storage, Inc.	40,000	49,758
Radiant Opto-Electronics Corp.	148,343	375,566
Radium Life Tech Company, Ltd. (A)	444,644	193,167
Rafael Microelectronics, Inc.	5,000	33,816
Realtek Semiconductor Corp.	92,706	360,349
Rechi Precision Company, Ltd.	103,038	103,791
Rexon Industrial Corp., Ltd.	32,286	38,097
Rich Development Company, Ltd.	257,000	80,182
RichWave Technology Corp.	7,000	26,780
Ritek Corp. (A)	519,897	87,947
Ruentex Development Company, Ltd. (A)	226,847	222,637
Ruentex Industries, Ltd. (A)	55,801	90,049
Run Long Construction Company, Ltd. (A)	45,448	72,724
Sagittarius Life Science Corp.	5,000	14,255
Sampo Corp.	148,997	74,110
San Fang Chemical Industry Company, Ltd.	92,012	108,771
San Far Property, Ltd. (A)	32,000	11,149
San Shing Fastech Corp.	69,479	139,329
Sanyang Motor Company, Ltd.	115,389	79,003
SCI Pharmtech, Inc.	17,000	35,336
Scientech Corp.	7,000	14,441
ScinoPharm Taiwan, Ltd.	40,279	46,465
SDI Corp.	43,000	87,062
Sea Sonic Electronics Company, Ltd.	16,000	15,708
Senao International Company, Ltd.	28,000	49,489
Senao Networks, Inc.	5,000	19,181
Sercomm Corp.	92,000	242,806
Sesoda Corp.	204,385	211,646
Shan-Loong Transportation Company, Ltd.	4,000	4,278
Sheng Yu Steel Company, Ltd.	30,000	36,995
ShenMao Technology, Inc.	17,000	15,004
Shih Her Technologies, Inc.	3,000	3,523
Shih Wei Navigation Company, Ltd. (A)	123,230	38,236
Shihlin Electric & Engineering Corp.	296,213	420,285
Shin Hai Gas Corp.	2,491	3,342
Shin Kong Financial Holding Company, Ltd.	3,675,448	1,070,113
Shin Zu Shing Company, Ltd.	42,933	122,532
Shining Building Business Company, Ltd. (A)	274,435	95,553
Shinkong Insurance Company, Ltd.	152,000	132,778
Shinkong Synthetic Fibers Corp.	388,287	116,985
Shinkong Textile Company, Ltd.	109,000	150,339
Shiny Chemical Industrial Company, Ltd.	26,954	59,572
ShunSin Technology Holding, Ltd.	6,000	22,063
76	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Taiwan (continued)
Shuttle, Inc.	82,985	$31,292
Sigurd Microelectronics Corp.	182,887	160,252
Silicon Integrated Systems Corp. (A)	170,183	41,291
Siliconware Precision Industries Company, ADR	75,420	594,310
Siliconware Precision Industries Company, Ltd.	233,846	370,679
Simplo Technology Company, Ltd.	79,200	269,559
Sinbon Electronics Company, Ltd.	111,043	274,574
Sincere Navigation Corp.	138,000	108,031
Sinher Technology, Inc.	16,000	27,732
Sinmag Equipment Corp.	28,446	151,811
Sino-American Electronic Company, Ltd.	10,960	9,995
Sino-American Silicon Products, Inc. (A)	150,000	268,260
Sinon Corp.	124,150	65,869
SinoPac Financial Holdings Company, Ltd.	2,675,002	860,326
Sinphar Pharmaceutical Company, Ltd.	66,177	49,311
Sinyi Realty, Inc.	24,942	26,060
Sirtec International Company, Ltd.	47,000	83,865
Sitronix Technology Corp.	38,000	115,647
Siward Crystal Technology Company, Ltd.	59,000	37,119
Soft-World International Corp.	30,000	71,759
Solar Applied Materials Technology Company (A)	84,899	40,901
Solartech Energy Corp. (A)	91,000	38,231
Solomon Technology Corp.	33,000	25,152
Song Shang Electronics Company, Ltd.	20,000	19,641
Sonix Technology Company, Ltd.	48,000	50,699
Southeast Cement Company, Ltd.	282,000	140,710
Sporton International, Inc.	65,222	344,900
St. Shine Optical Company, Ltd.	17,000	387,666
Standard Chemical & Pharmaceutical Company, Ltd.	38,000	41,922
Standard Foods Corp.	155,221	396,852
Stark Technology, Inc. (D)	27,000	26,994
Sunny Friend Environmental Technology Company, Ltd.	9,000	56,613
Sunonwealth Electric Machine Industry Company, Ltd.	74,000	128,456
Sunplus Technology Company, Ltd.	188,000	104,935
Sunrex Technology Corp.	82,420	51,725
Sunspring Metal Corp.	45,000	60,005
Supreme Electronics Company, Ltd.	127,890	131,258
Swancor Holding Company, Ltd. (A)	34,402	100,568
Sweeten Real Estate Development Company, Ltd.	122,587	55,663
Syncmold Enterprise Corp.	63,000	145,553
Synnex Technology International Corp.	295,188	330,057
Sysage Technology Company, Ltd.	75,130	72,620
Systex Corp.	49,000	94,331
TA Chen Stainless Pipe	301,339	190,033
Ta Ya Electric Wire & Cable (A)	200,406	53,379
Tah Hsin Industrial Corp.	97,500	84,366
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	77

	Shares	Value
Taiwan (continued)
TA-I Technology Company, Ltd.	96,611	$79,311
Tai Tung Communication Company, Ltd.	24,000	18,784
Taichung Commercial Bank Company, Ltd.	1,256,722	397,810
TaiDoc Technology Corp.	24,254	71,666
Taiflex Scientific Company, Ltd.	103,220	178,565
TaiMed Biologics, Inc. (A)	8,000	57,783
Taimide Tech, Inc.	31,850	45,905
Tainan Enterprises Company, Ltd.	66,467	54,650
Tainan Spinning Company, Ltd.	661,397	297,207
Tainergy Tech Company, Ltd. (A)	137,000	51,687
Taishin Financial Holding Company, Ltd.	1,411,571	627,747
Taita Chemical Company, Ltd. (A)	49,000	17,155
Taiwan Acceptance Corp.	55,000	206,230
Taiwan Business Bank	1,321,648	365,628
Taiwan Cement Corp.	694,726	803,762
Taiwan Chinsan Electronic Industrial Company, Ltd.	27,000	49,113
Taiwan Cogeneration Corp.	131,137	101,274
Taiwan Cooperative Financial Holding Company, Ltd.	1,064,340	561,480
Taiwan FamilyMart Company, Ltd.	18,000	116,058
Taiwan Fertilizer Company, Ltd.	169,000	225,701
Taiwan Fire & Marine Insurance Company	133,000	86,847
Taiwan FU Hsing Industrial Company, Ltd.	52,000	66,066
Taiwan Glass Industry Corp. (A)	423,894	230,804
Taiwan High Speed Rail Corp.	248,000	218,841
Taiwan Hon Chuan Enterprise Company, Ltd.	117,329	212,956
Taiwan Kolin Company, Ltd. (A)(D)	400,000	0
Taiwan Land Development Corp.	472,353	163,712
Taiwan Line Tek Electronic	34,623	30,880
Taiwan Mask Corp. (A)	33,000	18,942
Taiwan Mobile Company, Ltd.	225,700	807,929
Taiwan Navigation Company, Ltd. (A)	30,000	15,178
Taiwan Paiho, Ltd.	78,342	329,180
Taiwan PCB Techvest Company, Ltd.	120,227	129,154
Taiwan Pulp & Paper Corp. (A)	72,000	51,400
Taiwan Sakura Corp.	80,924	109,705
Taiwan Sanyo Electric Company, Ltd.	79,900	63,206
Taiwan Secom Company, Ltd.	74,430	220,052
Taiwan Semiconductor Company, Ltd.	118,000	166,937
Taiwan Semiconductor Manufacturing Company, Ltd.	4,579,000	32,957,351
Taiwan Shin Kong Security Company, Ltd.	148,460	198,766
Taiwan Styrene Monomer	191,821	134,489
Taiwan Surface Mounting Technology Corp.	91,636	75,750
Taiwan TEA Corp.	199,723	106,663
Taiwan Union Technology Corp.	115,000	281,513
Tatung Company, Ltd. (A)	751,526	348,702
TCI Company, Ltd.	9,205	57,824
78	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Taiwan (continued)
Te Chang Construction Company, Ltd. (D)	73,273	$47,784
Teapo Electronic Corp. (A)	23,000	21,714
Teco Electric & Machinery Company, Ltd.	425,109	397,919
Tehmag Foods Corp.	3,300	24,235
Ten Ren Tea Company, Ltd.	35,000	40,890
Test Research, Inc.	45,596	59,418
Test Rite International Company, Ltd.	135,549	101,590
The Ambassador Hotel	201,000	155,815
The First Insurance Company, Ltd.	140,165	63,204
Thinking Electronic Industrial Company, Ltd.	46,000	150,571
Thye Ming Industrial Company, Ltd.	65,250	81,169
Ton Yi Industrial Corp.	273,000	129,445
Tong Hsing Electronic Industries, Ltd.	28,951	116,911
Tong Yang Industry Company, Ltd.	135,043	253,372
Tong-Tai Machine & Tool Company, Ltd.	97,590	66,480
TOPBI International Holdings, Ltd.	21,000	75,699
Topco Scientific Company, Ltd.	60,443	158,572
Topco Technologies Corp.	5,000	10,925
Topoint Technology Company, Ltd.	40,248	28,710
Toung Loong Textile Manufacturing	40,000	107,628
TPK Holding Company, Ltd. (A)	108,000	445,924
Transcend Information, Inc.	25,000	74,651
Tripod Technology Corp.	132,770	498,626
TrueLight Corp.	30,000	31,895
Tsann Kuen Enterprise Company, Ltd.	48,220	39,810
TSC Auto ID Technology Company, Ltd.	9,900	74,955
TSEC Corp. (A)	32,000	9,907
TSRC Corp.	113,706	120,514
Ttet Union Corp.	24,000	71,835
TTFB Company, Ltd.	4,000	30,670
TTY Biopharm Company, Ltd.	45,094	143,637
Tung Ho Steel Enterprise Corp.	197,138	157,680
Tung Thih Electronic Company, Ltd.	23,258	141,446
TURVO International Company, Ltd.	27,062	96,223
TXC Corp.	90,659	123,131
TYC Brother Industrial Company, Ltd.	91,531	100,254
Tyntek Corp.	136,702	56,779
Ultra Chip, Inc.	17,000	18,474
U-Ming Marine Transport Corp. (A)	121,000	154,103
Unimicron Technology Corp.	584,855	335,359
Union Bank of Taiwan	1,027,506	306,928
Union Insurance Company, Ltd. (A)	34,620	18,037
Uni-President Enterprises Corp.	1,444,803	3,078,494
Unitech Computer Company, Ltd.	112,039	67,395
Unitech Printed Circuit Board Corp. (A)	191,869	69,422
United Integrated Services Company, Ltd.	58,000	104,603
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	79

	Shares	Value
Taiwan (continued)
United Microelectronics Corp.	5,091,468	$2,545,015
United Orthopedic Corp.	10,000	24,567
United Radiant Technology	28,000	18,370
Unity Opto Technology Company, Ltd.	115,389	45,793
Universal Cement Corp.	300,819	229,613
Universal Microwave Technology, Inc.	8,000	21,406
Unizyx Holding Corp.	115,000	53,438
UPC Technology Corp.	238,761	118,662
USI Corp.	319,057	159,411
Usun Technology Company, Ltd.	12,000	23,066
Utechzone Company, Ltd. (A)	13,000	24,034
Vanguard International Semiconductor Corp.	156,000	282,183
Ve Wong Corp.	106,450	84,699
Victory New Materials, Ltd. Company	29,700	48,765
Visual Photonics Epitaxy Company, Ltd.	106,275	215,194
Vivotek, Inc.	36,463	115,432
Voltronic Power Technology Corp.	7,000	126,339
Wafer Works Corp. (A)	144,335	99,806
Wah Hong Industrial Corp. (A)	14,835	9,183
Wah Lee Industrial Corp.	86,000	138,049
Walsin Lihwa Corp.	699,000	338,269
Walsin Technology Corp.	385,787	884,391
Walton Advanced Engineering, Inc.	64,000	30,134
Wan Hai Lines, Ltd.	148,216	103,232
WAN HWA Enterprise Company	3,878	1,710
Waterland Financial Holding Company, Ltd.	1,285,943	376,377
Wei Chuan Foods Corp. (A)	67,000	42,983
Weikeng Industrial Company, Ltd.	191,228	105,232
Well Shin Technology Company, Ltd.	35,420	61,941
Wha Yu Industrial Company, Ltd.	21,000	13,942
Win Semiconductors Corp.	116,582	675,323
Winbond Electronics Corp.	852,000	655,552
Winstek Semiconductor Company, Ltd.	23,000	17,249
Wintek Corp. (A)(D)	819,661	0
Wisdom Marine Lines Company, Ltd.	155,848	152,793
Wistron Corp.	942,695	893,096
Wistron NeWeb Corp.	102,024	307,761
Wowprime Corp.	14,000	84,340
WPG Holdings, Ltd.	376,760	491,534
WT Microelectronics Company, Ltd.	230,347	384,973
WUS Printed Circuit Company, Ltd. (A)	64,000	43,373
XAC Automation Corp.	23,000	47,780
Xxentria Technology Materials Corp.	56,124	118,599
Yageo Corp.	109,978	707,808
Yang Ming Marine Transport Corp. (A)	242,614	134,914
YC Company, Ltd. (A)	255,801	110,674
80	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Taiwan (continued)
YC INOX Company, Ltd.	212,100	$195,673
YCC Parts Manufacturing Company, Ltd.	11,000	16,624
Yea Shin International Development Company, Ltd.	38,000	17,701
Yeong Guan Energy Technology Group Company, Ltd.	32,324	89,175
YFC-Boneagle Electric Company, Ltd.	13,000	28,706
YFY, Inc. (A)	449,614	178,954
Yi Jinn Industrial Company, Ltd.	58,000	20,779
Yieh Phui Enterprise Company, Ltd.	381,428	155,837
Yonyu Plastics Company, Ltd.	21,450	23,813
Young Optics, Inc. (A)	18,000	42,346
Youngtek Electronics Corp.	33,058	62,850
Yuanta Financial Holdings Company, Ltd.	2,173,369	946,160
Yulon Motor Company, Ltd.	281,900	243,135
Yung Chi Paint & Varnish Manufacturing Company, Ltd.	40,850	110,533
Yungshin Construction & Development Company, Ltd.	57,400	55,670
YungShin Global Holding Corp.	101,250	134,431
Yungtay Engineering Company, Ltd.	97,000	180,768
Zeng Hsing Industrial Company, Ltd.	33,232	144,952
Zenitron Corp.	91,000	54,150
Zero One Technology Company Ltd.	34,000	21,447
Zhen Ding Technology Holding, Ltd.	155,450	361,337
Zig Sheng Industrial Company, Ltd.	135,000	40,640
Zinwell Corp.	76,000	71,941
Zippy Technology Corp.	70,000	80,267
ZongTai Real Estate Development Company, Ltd.	103,231	63,432
Thailand 2.8%		31,480,324
AAPICO Hitech PCL	34,300	25,543
Advanced Info Service PCL	153,491	867,836
Advanced Information Technology PCL	19,300	15,687
AEON Thana Sinsap Thailand PCL, NVDR	17,000	53,274
Airports of Thailand PCL	550,200	904,869
AJ Advance Technology PCL (A)(D)	229,900	8,170
Amata Corp. PCL	131,600	73,005
Ananda Development PCL	478,200	74,230
AP Thailand PCL	463,678	109,777
Asia Aviation PCL, NVDR	604,500	112,983
Asia Plus Group Holdings PCL	303,900	33,521
Asia Sermkij Leasing PCL, NVDR	19,300	12,218
Asian Insulators PCL (D)	1,650,880	75,571
Asian Phytoceuticals PCL	173,919	6,709
Bangchak Corp. PCL	176,300	202,122
Bangkok Airways PCL	67,500	37,810
Bangkok Aviation Fuel Services PCL	110,125	147,763
Bangkok Bank PCL	16,405	92,812
Bangkok Chain Hospital PCL	293,125	130,913
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	81

	Shares	Value
Thailand (continued)
Bangkok Dusit Medical Services PCL	347,500	$218,816
Bangkok Expressway & Metro PCL	947,325	222,869
Bangkok Insurance PCL	11,270	119,807
Bangkok Land PCL	2,088,100	113,939
Bangkok Life Assurance PCL, NVDR	136,460	188,160
Banpu PCL	391,800	208,134
Beauty Community PCL	441,900	183,877
BEC World PCL	279,000	145,444
Berli Jucker PCL	168,400	250,081
Big Camera Corp. PCL (B)	370,400	40,402
BJC Heavy Industries PCL	115,300	12,509
BTS Group Holdings PCL	381,900	99,582
Bumrungrad Hospital PCL	52,500	344,817
Cal-Comp Electronics Thailand PCL	820,392	79,596
Carabao Group PCL	41,800	87,245
Central Pattana PCL	276,400	599,787
Central Plaza Hotel PCL	274,400	337,076
CH Karnchang PCL	101,223	87,797
Charoen Pokphand Foods PCL	730,333	599,995
Christiani & Nielsen Thai	17,200	1,970
Chularat Hospital PCL	730,700	54,219
CIMB Thai Bank PCL (A)	279,200	9,109
CK Power PCL	923,100	95,733
COL PCL	20,700	32,475
Com7 PCL	96,300	38,437
Country Group Development PCL (A)	1,267,400	38,205
CP ALL PCL	456,200	852,580
CS Loxinfo PCL	101,600	18,367
Delta Electronics Thailand PCL	50,100	134,318
Dhipaya Insurance PCL	57,600	80,267
Diamond Building Products PCL	44,900	7,983
Dynasty Ceramic PCL	1,381,000	163,978
Eastern Polymer Group PCL	137,600	47,667
Eastern Water Resources Development & Management PCL	309,200	117,417
Electricity Generating PCL	33,500	236,227
Energy Absolute PCL, Foreign Shares	388,200	442,083
Esso Thailand PCL (A)	670,800	244,715
Forth Smart Service PCL	96,100	54,150
G J Steel PCL (A)	1,507,550	17,710
GFPT PCL	160,800	93,095
Global Power Synergy PCL	76,900	90,387
Glow Energy PCL	93,300	241,041
GMM Grammy PCL (A)	60,740	20,882
Golden Land Property Development PCL	331,500	75,973
Grand Canal Land PCL	788,200	47,504
Green River Holding Company, Ltd.	4,040	21,527
82	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Thailand (continued)
Group Lease PCL, NVDR	32,600	$19,286
Hana Microelectronics PCL	59,600	78,569
Home Product Center PCL	964,112	290,754
Ichitan Group PCL (A)	115,200	26,904
Indorama Ventures PCL	394,600	463,998
Intouch Holdings PCL	126,600	216,521
IRPC PCL	1,861,700	334,005
Italian-Thai Development PCL	625,976	78,921
Jasmine International PCL	819,638	192,669
Jay Mart PCL	89,401	41,777
Kang Yong Electric PCL	2,800	40,001
Kasikornbank PCL, Foreign Shares	127,300	810,323
Kasikornbank PCL, NVDR	34,800	211,071
KCE Electronics PCL	54,900	144,741
KGI Securities Thailand PCL	412,600	49,001
Khon Kaen Sugar Industry PCL	392,800	52,792
Khonburi Sugar PCL	69,700	13,861
Kiatnakin Bank PCL	57,300	121,301
Krung Thai Bank PCL	711,450	401,118
Krungthai Card PCL	43,400	155,709
Lam Soon Thailand PCL	75,400	16,368
Land & Houses PCL	490,300	143,631
Lanna Resources PCL	185,400	72,641
LH Financial Group PCL	1,847,600	99,658
Loxley PCL	406,500	39,233
LPN Development PCL	150,400	48,966
Major Cineplex Group PCL	175,600	158,853
Malee Group Pcl (B)	36,000	43,972
Maybank Kim Eng Securities Thailand PCL	21,400	14,119
MBK PCL	565,600	258,927
MC Group PCL	41,100	17,451
MCOT PCL (A)	113,800	45,283
MCS Steel PCL	47,300	22,231
Mega Lifesciences PCL	96,600	91,067
Minor International PCL	269,745	322,918
MK Restaurants Group PCL	63,900	116,377
Mono Technology PCL	252,100	26,458
Muang Thai Insurance PCL	2,600	10,504
Muangthai Leasing PCL	146,100	149,761
Nation Multimedia Group PCL (A)	951,500	17,772
Padaeng Industry PCL	65,300	45,852
Plan B Media PCL	66,400	11,718
Polyplex Thailand PCL	128,100	46,402
Precious Shipping PCL (A)	240,500	74,160
Premier Marketing PCL	127,100	41,359
Property Perfect PCL	2,551,100	63,813
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	83

	Shares	Value
Thailand (continued)
Pruksa Holding PCL	217,000	$149,039
PTG Energy PCL	274,900	174,091
PTT Exploration & Production PCL	358,928	947,504
PTT Global Chemical PCL	179,992	415,272
PTT PCL	426,000	5,124,375
Quality Houses PCL	1,340,871	97,004
Raimon Land PCL	771,200	26,260
Ratchaburi Electricity Generating Holding PCL	70,600	118,555
Ratchthani Leasing PCL	309,800	57,465
Regional Container Lines PCL (A)	116,600	26,718
Robinson PCL (B)	46,200	80,078
Rojana Industrial Park PCL (B)	473,760	74,983
RS PCL (B)	218,000	101,339
Saha-Union PCL	218,200	269,476
Sahaviriya Steel Industries PCL (A)(D)	447,113	19,457
Samart Corp. PCL	223,100	91,458
Samart I-Mobile PCL (A)	426,000	12,067
Samart Telcoms PCL	214,700	84,731
Sansiri PCL	2,223,209	139,344
SC Asset Corp. PCL	814,093	78,992
Siam City Cement PCL	26,941	237,044
Siam Future Development PCL	424,443	76,731
Siam Global House PCL	159,711	72,226
Siamgas & Petrochemicals PCL	150,300	72,530
Singha Estate PCL (A)	163,700	20,133
Sino-Thai Engineering & Construction PCL	126,428	99,162
SNC Former PCL	50,600	22,101
Somboon Advance Technology PCL	113,107	54,873
SPCG PCL	195,800	120,965
Sri Ayudhya Capital PCL	25,800	22,740
Sri Trang Agro-Industry PCL	143,500	51,542
Srisawad Corp. PCL	97,200	150,133
Srithai Superware PCL	589,700	31,440
Star Petroleum Refining PCL	486,400	244,905
STP & I PCL (B)	260,770	53,804
Supalai PCL	277,800	211,364
Superblock PCL (A)	1,968,000	79,502
SVI PCL	397,828	62,324
Symphony Communication PCL (A)	39,108	13,289
Syntec Construction PCL	378,900	63,944
Taokaenoi Food & Marketing PCL	85,400	50,202
Tapaco PCL	15,700	11,183
Tata Steel Thailand PCL (A)	909,000	26,046
Thai Agro Energy PCL	55,500	4,818
Thai Airways International PCL (A)	392,211	214,119
Thai Central Chemical PCL	1,900	2,863
84	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Thailand (continued)
Thai Metal Trade PCL	30,400	$14,564
Thai Oil PCL	198,200	562,943
Thai Reinsurance PCL	523,600	28,085
Thai Stanley Electric PCL	18,200	116,731
Thai Union Group PCL	344,000	205,263
Thai Vegetable Oil PCL	131,100	112,509
Thai Wah PCL	59,300	16,710
Thaicom PCL	203,500	90,767
Thaifoods Group PCL (A)	132,900	24,656
Thai-German Ceramic Industry PCL	194,800	13,497
Thaire Life Assurance PCL	127,700	34,826
Thanachart Capital PCL	137,900	194,189
The Erawan Group PCL	282,300	51,893
The Siam Cement PCL	2,850	42,954
The Siam Cement PCL, NVDR	48,700	733,861
The Siam Commercial Bank PCL	95,831	435,105
Thoresen Thai Agencies PCL	296,137	82,125
TICON Industrial Connection PCL	158,544	70,697
Tipco Asphalt PCL, NVDR	232,200	162,393
TIPCO Foods PCL	46,600	22,915
Tisco Financial Group PCL	59,800	134,775
TMB Bank PCL	3,474,700	247,136
Total Access Communication PCL (A)	151,500	250,350
Total Access Communication PCL, NVDR (A)	146,100	241,426
TPI Polene PCL	2,108,800	137,305
True Corp. PCL (A)	1,814,388	306,236
TTCL PCL	53,400	26,391
TTW PCL	520,300	170,896
Unique Engineering & Construction PCL	213,280	117,033
Univentures PCL	348,200	91,888
Vanachai Group PCL	300,080	101,342
VGI Global Media PCL	1,008,600	167,423
Vibhavadi Medical Center PCL	1,142,300	95,606
Vinythai PCL	119,000	74,934
WHA Corp. PCL	656,800	62,963
Workpoint Entertainment PCL	60,540	134,165
Turkey 1.5%		16,701,988
Adana Cimento Sanayii TAS, Class A	28,167	51,744
Afyon Cimento Sanayi TAS (A)(B)	16,048	40,550
Akbank Turk AS	333,670	1,000,748
Akcansa Cimento AS	24,531	79,216
Akenerji Elektrik Uretim AS (A)(B)	174,702	53,698
Aksa Akrilik Kimya Sanayii AS	50,500	183,527
Aksa Enerji Uretim AS (A)	14,993	16,120
Aksigorta AS (A)	13,405	12,335
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	85

	Shares	Value
Turkey (continued)
Alarko Holding AS	48,913	$95,805
Albaraka Turk Katilim Bankasi AS	120,356	51,970
Alkim Alkali Kimya AS	2,994	20,863
Anadolu Anonim Turk Sigorta Sirketi	274,561	232,433
Anadolu Cam Sanayii AS	84,473	54,580
Anadolu Efes Biracilik Ve Malt Sanayii AS	41,716	256,245
Anadolu Hayat Emeklilik AS	23,939	47,207
Arcelik AS	52,248	363,493
Aselsan Elektronik Sanayi ve Ticaret AS	27,324	213,761
Aygaz AS	15,080	68,417
Bagfas Bandirma Gubre Fabrikalari AS (A)(B)	10,105	31,838
Baticim Bati Anadolu Cimento Sanayii AS (A)(B)	24,319	53,971
Bera Holding AS (A)(B)	40,331	32,945
Besiktas Futbol Yatirimlari Sanayi ve Ticaret AS (A)	51,910	71,145
BIM Birlesik Magazalar AS	43,081	955,011
Bizim Toptan Satis Magazalari AS (A)	4,970	17,050
Bolu Cimento Sanayii AS (B)	34,401	56,503
Borusan Mannesmann Boru Sanayi ve Ticaret AS	24,583	85,214
Brisa Bridgestone Sabanci Sanayi ve Ticaret AS (A)(B)	24,154	50,603
Bursa Cimento Fabrikasi AS (B)	9,487	15,037
Cimsa Cimento Sanayi ve Ticaret AS	20,422	84,770
Coca-Cola Icecek AS	25,325	294,648
Dogan Sirketler Grubu Holding AS (A)(B)	561,309	149,670
Dogus Otomotiv Servis ve Ticaret AS (A)	8,148	21,387
Eczacibasi Yatirim Holding Ortakligi AS	11,435	37,823
EGE Endustri ve Ticaret AS (B)	731	55,380
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS (B)	68,681	90,645
Enka Insaat ve Sanayi AS	75,569	117,196
Erbosan Erciyas Boru Sanayii ve Ticaret AS	1,089	21,588
Eregli Demir ve Celik Fabrikalari TAS	312,675	744,930
Fenerbahce Futbol AS (A)(B)	6,844	71,602
Ford Otomotiv Sanayi AS	20,408	281,138
Galatasaray Sportif Sinai ve Ticari Yatirimlar AS (A)(B)	15,588	36,538
Global Yatirim Holding AS (A)	46,033	49,645
Goldas Kuyumculuk Sanayi Ithalat ve Bagli Ortakliklari (A)(D)	54,847	3,335
Goltas Goller Bolgesi Cimento Sanayi ve Ticaret AS (B)	2,600	60,853
Goodyear Lastikleri TAS (B)	33,270	47,180
Gozde Girisim Sermayesi Yatirim Ortakligi AS (A)(B)	18,319	19,178
Gubre Fabrikalari TAS (A)	14,222	20,762
Ihlas Holding AS (A)	215,784	41,842
Indeks Bilgisayar Sistemleri Muhendislik Sanayi ve Ticaret AS	10,208	30,445
Ipek Dogal Enerji Kaynaklari Arastirma ve Uretim AS (A)(B)	75,939	100,865
Is Finansal Kiralama AS	37,666	13,841
Is Yatirim Menkul Degerler AS	64,156	33,438
Izmir Demir Celik Sanayi AS (A)	74,109	77,513
86	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Turkey (continued)
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class A (A)	101,668	$79,802
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D (A)	300,178	207,231
KOC Holding AS	60,255	315,030
Konya Cimento Sanayii AS	413	31,919
Kordsa Teknik Tekstil AS	20,559	45,576
Koza Altin Isletmeleri AS (A)	9,287	86,460
Koza Anadolu Metal Madencilik Isletmeleri AS (A)	113,466	228,146
Logo Yazilim Sanayi ve Ticaret AS (A)	2,894	48,440
Mardin Cimento Sanayii ve Ticaret AS	12,215	15,503
Metro Ticari ve Mali Yatirimlar Holding AS (A)(B)	120,069	36,187
Migros Ticaret AS (A)	11,041	92,519
NET Holding AS (A)(B)	117,055	89,207
Net Turizm Ticaret ve Sanayi AS (A)	21,529	13,662
Netas Telekomunikasyon AS (A)(B)	12,349	47,590
Nuh Cimento Sanayi AS	31,200	90,462
Otokar Otomotiv ve Savunma Sanayi AS (B)	4,537	151,929
Petkim Petrokimya Holding AS	211,086	381,953
Pinar Entegre Et ve Un Sanayi AS	4,670	13,467
Pinar SUT Mamulleri Sanayii AS	4,071	16,296
Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret AS	43,467	37,021
Sasa Polyester Sanayi AS	23,507	54,834
Sekerbank TAS (A)(B)	98,408	43,409
Selcuk Ecza Deposu Ticaret ve Sanayi AS	29,654	33,781
Soda Sanayii AS	73,431	110,842
Tat Gida Sanayi AS (B)	10,580	17,849
TAV Havalimanlari Holding AS	91,251	561,296
Tekfen Holding AS	48,660	180,666
Tofas Turk Otomobil Fabrikasi AS	22,049	201,999
Trakya Cam Sanayii AS	194,951	208,012
Tupras Turkiye Petrol Rafinerileri AS	24,428	830,649
Turcas Petrol AS (A)	70,133	53,258
Turk Hava Yollari AO (A)	160,144	453,408
Turk Telekomunikasyon AS (A)	46,856	97,566
Turk Traktor ve Ziraat Makineleri AS	4,771	114,674
Turkcell Iletisim Hizmetleri AS	204,097	781,605
Turkiye Garanti Bankasi AS	329,175	1,025,638
Turkiye Halk Bankasi AS	148,954	640,505
Turkiye Is Bankasi, Class C	369,902	803,752
Turkiye Sinai Kalkinma Bankasi AS	407,208	179,225
Turkiye Sise ve Cam Fabrikalari AS	181,802	234,092
Turkiye Vakiflar Bankasi TAO, Class D	295,736	617,910
Ulker Biskuvi Sanayi AS	42,295	252,982
Vestel Elektronik Sanayi ve Ticaret AS (A)	44,957	109,004
Yapi ve Kredi Bankasi AS (A)	147,270	207,650
Yatas Yatak Ve Yorgan Sanayi Ve Ticaret As (A)	12,926	58,024
Zorlu Enerji Elektrik Uretim AS (A)(B)	164,001	82,717
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	87

	Shares	Value
Ukraine 0.1%		$604,573
Kernel Holding SA	35,470	604,573
United States 0.1%		701,297
Bizlink Holding, Inc.	18,677	163,628
GCS Holdings, Inc.	10,000	24,081
Nexteer Automotive Group, Ltd. (A)	247,000	410,160

Yum China Holdings, Inc. (A)	2,925	103,428
Preferred securities 2.5%		$28,258,019
(Cost $26,311,692)
Brazil 2.3%		26,273,649
AES Tiete Energia SA	677	611
Alpargatas SA	37,754	165,511
Banco ABC Brasil SA	38,011	205,400
Banco Bradesco SA	637,191	6,797,298
Banco do Estado do Rio Grande do Sul SA, B Shares	86,200	463,333
Banco Pan SA (A)	151,691	89,149
Banco Pine SA (A)	35,728	36,547
Centrais Eletricas Brasileiras SA, B Shares	22,554	147,095
Centrais Eletricas Santa Catarina (A)	3,500	25,128
Cia Brasileira de Distribuicao (A)	31,600	722,679
Cia de Gas de Sao Paulo COMGAS, A Shares	18,763	321,871
Cia de Saneamento do Parana	87,681	290,798
Cia de Transmissao de Energia Eletrica Paulista	13,518	303,826
Cia Energetica de Minas Gerais	285,344	759,624
Cia Energetica de Sao Paulo, B Shares	61,595	288,227
Cia Energetica do Ceara, A Shares	6,400	105,703
Cia Ferro Ligas da Bahia - FERBASA	19,876	94,712
Cia Paranaense de Energia, B Shares	25,000	228,251
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	42,848	216,700
Eucatex SA Industria e Comercio	24,300	23,159
Gol Linhas Aereas Inteligentes SA (A)	34,700	124,895
Grazziotin SA	3,200	25,414
Itau Unibanco Holding SA	753,541	9,659,094
Lojas Americanas SA	176,552	996,658
Marcopolo SA	189,657	234,371
Petroleo Brasileiro SA (A)	299,386	1,298,225
Randon SA Implementos e Participacoes	68,925	139,696
Suzano Papel e Celulose SA, A Shares	149,853	833,085
Telefonica Brasil SA	68,399	1,061,235
Unipar Carbocloro SA	47,501	155,578
Usinas Siderurgicas de Minas Gerais SA, A Shares (A)	210,059	459,776
Chile 0.1%		959,348
Coca-Cola Embonor SA, B Shares	27,430	67,983
Embotelladora Andina SA, B Shares	65,531	316,531
Sociedad Quimica y Minera de Chile SA, B Shares	12,242	574,834
88	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Colombia 0.1%		$902,049
Banco Davivienda SA	31,196	349,055
Bancolombia SA	19,666	224,046
Grupo Argos SA	4,425	27,907
Grupo Aval Acciones y Valores SA	364,450	163,115
Grupo de Inversiones Suramericana SA	10,109	137,926
India 0.0%		9,730
UPL, Ltd., 5.000%	46,767	9,730
Panama 0.0%		113,243

Avianca Holdings SA	118,857	113,243
Investment companies 0.0%		$650,622
(Cost $465,934)
South Korea 0.0%		650,622

Macquarie Korea Infrastructure Fund	86,318	650,622
Rights 0.0%		$138,271
(Cost $57,658)
Apex International Company, Ltd. (Expiration Date: 9-18-17, Strike Price: TWD 19.50) (A)	7,041	840
Boyner Perakende ve Tekstil Yatirimlari AS (Expiration Date: 9-12-17, Strike Price: TRY 1.00) (A)	16,124	130,165
Co-Tech Development Corp. (Expiration Date: 9-14-17, Strike Price: TWD 47.80) (A)	5,743	1,884
Digital China Holdings, Ltd. (Expiration Date: 9-8-17, Strike Price: HKD 4.00) (A)	57,000	4,662
United Orthopedic Corp. (Expiration Date: 10-3-17, Strike Price: TWD 48.00) (A)	836	720
Warrants 0.0%		$2,834
(Cost $0)
Superblock PCL (Expiration Date: 8-30-20, Strike Price: THB 2.50) (A)	129,720	691
Vibhavadi Medical Center PCL (Expiration Date: 6-15-22, Strike Price: THB 3.00) (A)	87,869	2,143

	Yield (%)	Shares	Value
Securities lending collateral 2.0%			$22,629,223
(Cost $22,629,386)
John Hancock Collateral Trust (E)	1.2169(F)	2,261,565	22,629,223
Total investments (Cost $871,112,095) 102.4%			$1,164,757,484
Other assets and liabilities, net (2.4%)			(27,689,178)
Total net assets 100.0%			$1,137,068,306

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Currency Abbreviations
HKD	Hong Kong Dollar
THB	Thai Bhat
TRY	Turkish Lira
TWD	New Taiwan Dollar
Security Abbreviations and Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	89

NVDR	Non-Voting Depositary Receipt
(A)	Non-income producing security.
(B)	A portion of this security is on loan as of 8-31-17.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	Security is valued using significant unobservable inputs.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(F)	The rate shown is the annualized seven-day yield as of 8-31-17.
At 8-31-17, the aggregate cost of investments for federal income tax purposes was $881,084,296. Net unrealized appreciation aggregated to $283,673,188, of which $395,107,103 related to gross unrealized appreciation and $111,433,915 related to gross unrealized depreciation.
90	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock International Small Company Fund:

In our opinion, the accompanying statement of assets and liabilities, including the summary of fund’s investments, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the fund’s investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of the John Hancock International Small Company Fund (the "Fund") as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and fund’s investments (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, broker, and transfer agent, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

October 23, 2017

Fund’s investments

International Small Company Fund

AS OF 8-31-17
	Shares	Value
Common stocks 98.5%		$605,948,855
(Cost $459,536,992)
Australia 6.2%		37,820,829
ACN 004 410 833, Ltd. (A)(B)	924,094	16,161
Acrux, Ltd. (B)	34,398	7,141
Adacel Technologies, Ltd. (C)	5,582	11,880
Adelaide Brighton, Ltd.	132,893	608,957
AED Oil, Ltd. (A)(B)	18,722	0
Ainsworth Game Technology, Ltd.	30,363	64,137
Alkane Resources, Ltd. (B)	43,417	13,904
ALS, Ltd.	74,528	473,600
Altium, Ltd.	24,722	196,278
AMA Group, Ltd. (C)	68,615	54,611
Amaysim Australia, Ltd. (C)	24,851	37,579
Ansell, Ltd.	40,231	698,674
AP Eagers, Ltd. (C)	29,178	184,656
APN Outdoor Group, Ltd.	25,352	90,430
Appen, Ltd.	13,695	51,165
ARB Corp., Ltd.	16,249	219,485
Ardent Leisure Group (C)	111,876	172,009
Asaleo Care, Ltd.	54,925	68,509
AUB Group, Ltd. (C)	17,859	180,639
Ausdrill, Ltd.	74,956	127,848
Austal, Ltd.	94,062	127,966
Australian Agricultural Company, Ltd. (B)	123,938	157,451
Australian Pharmaceutical Industries, Ltd.	110,358	128,886
Australian Vintage, Ltd.	84,634	28,269
Auswide Bank, Ltd.	4,752	20,311
Automotive Holdings Group, Ltd. (C)	59,041	150,445
Aveo Group	95,440	197,541
AVJennings, Ltd.	46,118	28,807
AWE, Ltd. (B)	141,145	49,569
Bapcor, Ltd. (C)	57,578	256,016
Beach Energy, Ltd.	418,073	224,697
Beadell Resources, Ltd. (B)	123,034	20,866
Bega Cheese, Ltd.	36,743	201,799
Bellamy's Australia, Ltd. (B)	23,733	146,231
Billabong International, Ltd. (B)	33,330	19,380
Blackmores, Ltd. (C)	3,441	310,057
Blue Sky Alternative Investments, Ltd.	11,053	93,518
Breville Group, Ltd.	23,948	210,652
Brickworks, Ltd.	16,579	175,634
BT Investment Management, Ltd.	36,041	304,933
Buru Energy, Ltd. (B)	53,574	7,903
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	1

	Shares	Value
Australia (continued)
Cabcharge Australia, Ltd.	32,294	$53,778
Capilano Honey, Ltd.	873	11,315
Cardno, Ltd. (B)	82,690	92,213
Carnarvon Petroleum, Ltd. (B)	200,610	14,038
carsales.com, Ltd.	57,395	620,379
Cash Converters International, Ltd.	66,560	19,625
Cedar Woods Properties, Ltd.	16,896	73,809
Centuria Capital Group	3,223	3,508
Civmec, Ltd.	40,300	17,532
Cleanaway Waste Management, Ltd.	447,322	511,646
Coal of Africa, Ltd. (B)	45,649	1,421
Codan, Ltd.	27,423	49,138
Collection House, Ltd.	43,772	47,538
Collins Foods, Ltd.	25,443	121,531
Cooper Energy, Ltd. (B)	280,562	67,004
Corporate Travel Management, Ltd. (C)	15,707	271,905
Costa Group Holdings, Ltd.	53,702	226,755
Credit Corp. Group, Ltd.	11,211	160,341
CSG, Ltd. (B)	88,172	27,373
CSR, Ltd.	158,315	510,254
CuDeco, Ltd. (B)	21,846	7,690
Data#3, Ltd.	32,272	46,998
Decmil Group, Ltd.	38,117	26,241
Doray Minerals, Ltd. (B)	18,043	3,104
Downer EDI, Ltd.	173,875	988,188
DuluxGroup, Ltd.	102,796	544,246
DWS, Ltd.	21,883	26,990
Eclipx Group, Ltd.	41,583	119,971
Elders, Ltd. (B)	27,001	100,760
Ellex Medical Lasers, Ltd. (B)	32,894	24,216
Energy Resources of Australia, Ltd. (B)(C)	64,781	29,402
Energy World Corp., Ltd. (B)	226,411	83,086
EQT Holdings, Ltd.	5,139	72,051
ERM Power, Ltd.	49,837	55,713
Estia Health, Ltd.	18,562	46,576
Euroz, Ltd.	8,183	6,661
Event Hospitality and Entertainment, Ltd.	32,363	315,785
Evolution Mining, Ltd.	218,678	426,534
Fairfax Media, Ltd.	657,049	505,485
Finbar Group, Ltd.	67,320	43,440
Fleetwood Corp., Ltd. (B)	21,283	53,293
FlexiGroup, Ltd. (C)	72,533	97,967
Flight Centre Travel Group, Ltd. (C)	8,556	329,622
G8 Education, Ltd.	108,431	333,194
Galaxy Resources, Ltd. (B)(C)	27,092	41,017
Gateway Lifestyle	44,819	74,510
2	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Australia (continued)
GBST Holdings, Ltd.	13,763	$21,041
Genworth Mortgage Insurance Australia, Ltd.	39,584	91,239
Global Construction Services, Ltd.	1,732	756
Gold Road Resources, Ltd. (B)	24,028	14,028
GrainCorp, Ltd., Class A	52,733	362,396
Grange Resources, Ltd.	51,070	5,082
Greencross, Ltd. (C)	22,273	101,136
GUD Holdings, Ltd.	25,794	239,334
GWA Group, Ltd.	55,958	130,126
Hansen Technologies, Ltd. (C)	41,182	104,977
HFA Holdings, Ltd.	34,265	71,168
Hills, Ltd. (B)	66,646	9,596
Horizon Oil, Ltd. (B)	443,056	19,384
HT&E, Ltd.	111,610	199,829
Huon Aquaculture Group, Ltd. (B)	5,452	21,885
Iluka Resources, Ltd.	97,673	739,374
Imdex, Ltd. (B)	76,623	54,966
IMF Bentham, Ltd.	46,632	71,504
Independence Group NL (C)	98,070	265,723
Infigen Energy (B)	223,895	135,373
Infomedia, Ltd.	101,032	62,335
Integrated Research, Ltd.	23,574	62,002
International Ferro Metals, Ltd. (A)(B)	9,556	111
InvoCare, Ltd.	29,842	359,139
IOOF Holdings, Ltd.	72,944	640,992
IRESS, Ltd.	36,769	355,078
iSelect, Ltd. (C)	51,481	69,138
iSentia Group, Ltd. (C)	35,198	49,376
IVE Group, Ltd.	13,114	21,835
IVE Group, Ltd. (Australian Securities Exchange) (B)	2,980	4,963
Japara Healthcare, Ltd.	53,368	71,733
JB Hi-Fi, Ltd. (C)	28,557	525,842
Karoon Gas Australia, Ltd. (B)	51,782	46,899
Kingsgate Consolidated, Ltd. (B)	71,822	15,180
Kingsrose Mining, Ltd. (A)(B)	30,003	2,385
Lifestyle Communities, Ltd.	11,791	38,881
Link Administration Holdings, Ltd.	30,496	183,547
MACA, Ltd.	49,342	75,142
Macmahon Holdings, Ltd. (B)	196,782	29,041
Macquarie Atlas Roads Group	76,326	345,156
Mantra Group, Ltd.	64,876	154,516
MaxiTRANS Industries, Ltd.	51,752	28,632
Mayne Pharma Group, Ltd. (B)(C)	371,268	198,361
McMillan Shakespeare, Ltd.	19,196	233,211
McPherson's, Ltd.	20,700	25,530
Medusa Mining, Ltd. (B)(C)	50,437	12,074
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	3

	Shares	Value
Australia (continued)
Melbourne IT, Ltd.	30,083	$73,435
Mesoblast, Ltd. (B)(C)	71,980	82,293
Mesoblast, Ltd. (Australian Securities Exchange) (B)	5,998	6,857
Metals X, Ltd. (C)	95,296	64,900
Metcash, Ltd.	277,008	599,018
Michael Hill International, Ltd.	43,259	41,162
Michael Hill International, Ltd. (Australian Securities Exchange)	8,882	8,698
Mincor Resources NL (B)	61,262	12,186
Mineral Deposits, Ltd. (B)	25,967	16,516
Mineral Resources, Ltd.	35,109	416,234
MMA Offshore, Ltd. (B)	118,508	16,943
MNF Group, Ltd.	3,064	12,680
Monadelphous Group, Ltd.	25,805	314,057
Monash IVF Group, Ltd. (C)	42,419	52,310
Money3 Corp., Ltd.	11,737	14,489
Mortgage Choice, Ltd. (C)	31,859	60,352
Mount Gibson Iron, Ltd. (B)	215,287	78,889
Myer Holdings, Ltd.	238,448	138,381
MYOB Group, Ltd.	46,330	132,210
MyState, Ltd.	25,754	100,115
Navitas, Ltd. (C)	59,618	213,878
NetComm Wireless, Ltd. (B)	27,395	30,275
New Hope Corp., Ltd	52,852	67,525
NEXTDC, Ltd. (B)	8,990	32,801
nib Holdings, Ltd.	115,362	541,617
Nick Scali, Ltd.	8,819	44,887
Nine Entertainment Company Holdings, Ltd. (C)	176,361	191,636
Northern Star Resources, Ltd.	154,115	645,563
NRW Holdings, Ltd. (B)	102,666	87,551
Nufarm, Ltd.	51,061	361,912
OceanaGold Corp.	156,504	486,275
OFX Group, Ltd.	66,543	94,775
oOh!media, Ltd.	32,786	112,947
Orocobre, Ltd. (B)	3,886	11,936
Orora, Ltd.	264,800	654,190
OZ Minerals, Ltd.	78,062	507,180
Pacific Current Group, Ltd.	6,432	41,314
Pacific Energy, Ltd.	11,265	5,744
Pacific Smiles Group, Ltd.	11,867	17,918
Pact Group Holdings, Ltd.	45,422	186,685
Paladin Resources, Ltd. (A)(B)(C)	533,850	19,946
Panoramic Resources, Ltd. (B)(C)	75,229	20,120
Paragon Care, Ltd.	18,213	13,404
Peet, Ltd.	111,550	108,207
Perpetual, Ltd.	12,732	556,608
Perseus Mining, Ltd. (B)(C)	241,277	58,062
4	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Australia (continued)
Pioneer Credit, Ltd.	11,509	$22,403
Platinum Asset Management, Ltd. (C)	64,678	306,624
PMP, Ltd.	35,022	20,610
Premier Investments, Ltd.	27,409	276,441
Primary Health Care, Ltd.	150,039	409,106
Prime Media Group, Ltd.	115,482	38,567
Pro Medicus, Ltd.	7,287	29,243
Programmed Maintenance Services, Ltd.	82,559	198,029
Qube Holdings, Ltd. (C)	222,829	447,059
Quintis, Ltd. (A)	84,711	19,866
Ramelius Resources, Ltd. (B)(C)	134,083	43,592
RCG Corp., Ltd. (C)	76,348	54,037
RCR Tomlinson, Ltd.	37,291	118,278
RCR Tomlinson, Ltd. (Australian Securities Exchange) (B)	5,634	17,870
Reckon, Ltd.	25,906	24,260
Regis Healthcare, Ltd. (C)	27,475	73,400
Regis Resources, Ltd.	119,151	396,879
Resolute Mining, Ltd.	211,685	206,258
Retail Food Group, Ltd. (C)	33,088	131,728
Ridley Corp., Ltd. (C)	77,396	83,121
Ruralco Holdings, Ltd.	7,211	16,596
RXP Services, Ltd.	37,930	26,319
Salmat, Ltd. (B)	15,825	4,964
Sandfire Resources NL	41,847	198,432
Saracen Mineral Holdings, Ltd. (B)	204,401	224,497
SeaLink Travel Group, Ltd.	16,401	53,490
Select Harvests, Ltd. (C)	22,992	75,371
Senetas Corp., Ltd. (B)	298,765	20,906
Senex Energy, Ltd. (B)	276,430	57,499
Servcorp, Ltd.	10,958	49,289
Service Stream, Ltd.	36,969	43,738
Seven Group Holdings, Ltd.	25,781	261,927
Seven West Media, Ltd.	255,642	141,509
SG Fleet Group, Ltd.	23,167	75,826
Shine Corporate, Ltd.	13,336	7,606
Sigma Healthcare, Ltd.	413,072	281,602
Silex Systems, Ltd. (B)(C)	30,817	8,707
Silver Chef, Ltd.	8,405	48,142
Silver Lake Resources, Ltd. (B)(C)	121,174	42,860
Sirtex Medical, Ltd.	15,216	181,896
SmartGroup Corp., Ltd.	11,621	82,347
SMS Management & Technology, Ltd.	14,692	20,819
Southern Cross Media Group, Ltd.	194,441	200,492
Spark Infrastructure Group (C)	377,498	811,069
Specialty Fashion Group, Ltd. (B)	32,660	8,715
SpeedCast International, Ltd.	41,170	119,023
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	5

	Shares	Value
Australia (continued)
St. Barbara, Ltd. (B)	130,343	$295,474
Steadfast Group, Ltd.	173,150	370,606
Strike Energy, Ltd. (B)	39,151	2,751
Sundance Energy Australia, Ltd. (B)(C)	327,199	12,555
Sunland Group, Ltd.	30,172	44,850
Super Retail Group, Ltd.	39,181	252,486
Syrah Resources, Ltd. (B)(C)	47,972	114,810
Tabcorp Holdings, Ltd.	250,609	819,598
Tassal Group, Ltd.	49,595	153,559
Technology One, Ltd.	61,346	243,864
Ten Network Holdings, Ltd. (A)(B)	49,234	6,262
The Reject Shop, Ltd.	7,826	26,592
Thorn Group, Ltd.	45,862	44,157
Tiger Resources, Ltd. (A)(B)	420,741	16,389
Tox Free Solutions, Ltd.	50,113	90,466
Treasury Wine Estates, Ltd.	27,506	316,784
Troy Resources, Ltd. (B)	137,215	14,766
Villa World, Ltd.	30,864	61,162
Village Roadshow, Ltd.	21,752	64,320
Virgin Australia Holdings, Ltd. (A)(B)	252,517	1,004
Virgin Australia Holdings, Ltd. (Australian Securities Exchange) (B)(C)	305,078	44,819
Virtus Health, Ltd.	22,711	104,905
Vita Group, Ltd. (C)	15,422	18,468
Watpac, Ltd. (B)	13,238	7,487
Webjet, Ltd.	40,340	382,603
Webster, Ltd.	16,290	17,957
Western Areas, Ltd. (B)(C)	66,101	143,148
Westgold Resources, Ltd. (B)(C)	33,182	47,791
Whitehaven Coal, Ltd. (B)	143,652	402,529
WorleyParsons, Ltd. (B)	52,006	557,882
WPP AUNZ, Ltd.	101,689	92,639
Austria 1.7%		10,492,665
Agrana Beteiligungs AG	987	126,889
ams AG (B)	16,241	1,171,189
ANDRITZ AG	11,381	619,764
Austria Technologie & Systemtechnik AG (C)	7,603	105,234
BUWOG AG (B)	25,540	786,193
CA Immobilien Anlagen AG	22,188	633,269
DO & CO AG	1,986	104,997
EVN AG	11,068	171,224
FACC AG (B)	6,411	77,847
Flughafen Wien AG	376	14,789
IMMOFINANZ AG (B)	92,815	246,079
Kapsch TrafficCom AG	1,690	89,152
6	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Austria (continued)
Lenzing AG	2,680	$422,473
Mayr Melnhof Karton AG	2,444	332,347
Oesterreichische Post AG	9,798	439,007
Palfinger AG	5,093	234,800
POLYTEC Holding AG	5,790	111,071
Porr AG	2,836	80,879
Raiffeisen Bank International AG (B)	39,975	1,312,533
RHI AG	7,999	292,638
Rosenbauer International AG	1,097	71,433
S IMMO AG	13,561	221,531
S&T AG	4,111	83,249
Schoeller-Bleckmann Oilfield Equipment AG (B)	3,435	239,458
Semperit AG Holding (C)	2,820	84,127
Strabag SE	4,708	202,765
Telekom Austria AG (B)	36,181	348,676
UNIQA Insurance Group AG	35,879	364,601
Verbund AG	11,133	239,397
Vienna Insurance Group AG Wiener Versicherung Gruppe	10,086	298,022
Wienerberger AG	37,478	809,610
Zumtobel Group AG	8,698	157,422
Belgium 1.8%		11,063,815
Ablynx NV (B)	12,671	181,739
Ackermans & van Haaren NV	6,449	1,084,030
AGFA-Gevaert NV (B)	47,964	212,225
Atenor	1,054	59,051
Banque Nationale de Belgique	55	191,152
Barco NV	3,322	324,087
Bekaert SA	10,686	510,099
Biocartis NV (B)(D)	883	10,667
bpost SA	23,381	652,977
Celyad SA (B)	1,226	55,189
Cie d'Entreprises CFE	2,113	296,978
Cie Immobiliere de Belgique SA	872	54,919
Dalenys (B)	1,788	18,302
Deceuninck NV	17,777	70,298
D'ieteren SA	6,892	316,938
Econocom Group SA (B)	34,482	253,433
Elia System Operator SA	7,808	464,618
Euronav NV	36,110	276,895
EVS Broadcast Equipment SA	3,643	127,568
Exmar NV	8,573	51,482
Fagron (B)	15,116	229,561
Galapagos NV (Amsterdam Stock Exchange) (B)	10,024	926,146
Gimv NV	675	40,330
Ion Beam Applications	5,754	161,203
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	7

	Shares	Value
Belgium (continued)
Jensen-Group NV	650	$32,138
Kinepolis Group NV	4,232	245,521
Lotus Bakeries	81	214,586
MDxHealth (B)	7,253	40,636
Melexis NV	5,375	493,503
Nyrstar NV (B)(C)	19,891	143,003
Ontex Group NV	13,559	462,578
Orange Belgium SA	7,988	192,191
Picanol	792	98,425
RealDolmen	745	22,478
Recticel SA	14,373	120,720
Resilux	305	55,319
Rezidor Hotel Group AB	27,416	102,787
Roularta Media Group NV (B)	668	12,544
SAPEC	62	4,402
Sioen Industries NV	2,024	66,784
Sipef SA	1,530	112,848
TER Beke SA	176	33,566
Tessenderlo Group SA (B)	9,350	409,978
ThromboGenics NV (B)(C)	9,703	35,755
Umicore SA	19,246	1,436,947
Van de Velde NV	1,691	85,809
Viohalco SA (B)	18,237	71,410
Bermuda 0.2%		1,220,527
Hiscox, Ltd.	73,834	1,220,527
Cambodia 0.0%		238,338
NagaCorp, Ltd.	404,000	238,338
Canada 8.5%		52,320,434
5N Plus, Inc. (B)	22,489	59,070
Absolute Software Corp. (C)	10,802	64,444
Acadian Timber Corp.	2,634	39,128
Advantage Oil & Gas, Ltd. (B)	60,728	387,103
Aecon Group, Inc.	16,603	227,223
AG Growth International, Inc.	4,200	195,580
AGF Management, Ltd., Class B	22,942	142,750
AGT Food & Ingredients, Inc.	6,651	137,308
Aimia, Inc.	38,462	66,529
AirBoss of America Corp. (C)	4,809	46,213
AKITA Drilling, Ltd., Class A	300	1,761
Alamos Gold, Inc., Class A	79,071	658,529
Alaris Royalty Corp.	9,597	159,854
Alarmforce Industries, Inc.	1,242	10,145
Alexco Resource Corp. (B)(C)	20,537	36,017
Algoma Central Corp.	4,052	37,965
8	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Canada (continued)
Algonquin Power & Utilities Corp.	57,312	$621,884
Alio Gold, Inc. (B)	9,897	42,164
Alterra Power Corp.	9,072	38,867
Altius Minerals Corp.	3,900	38,196
Altus Group, Ltd.	11,740	293,324
Americas Silver Corp. (B)	8,321	35,516
Amerigo Resources, Ltd. (B)	18,500	11,111
Andrew Peller, Ltd., Class A	9,193	80,464
Asanko Gold, Inc. (B)	3,731	4,601
Athabasca Oil Corp. (B)	150,957	112,424
ATS Automation Tooling Systems, Inc. (B)	28,791	290,734
AuRico Metals, Inc. (B)	26,895	30,153
AutoCanada, Inc. (C)	8,443	148,069
Avigilon Corp. (B)	11,737	154,802
B2Gold Corp. (B)	300,862	826,392
Badger Daylighting, Ltd. (C)	10,808	250,304
Balmoral Resources, Ltd. (B)	20,000	10,250
Baytex Energy Corp. (B)(C)	59,222	149,863
Bellatrix Exploration, Ltd. (B)	9,891	24,158
Birch Mountain Resources, Ltd. (A)(B)	11,200	1
Birchcliff Energy, Ltd.	56,573	267,745
Bird Construction, Inc.	10,185	72,427
Black Diamond Group, Ltd. (B)(C)	13,617	20,173
BlackPearl Resources, Inc. (B)	106,908	92,461
BMTC Group, Inc.	3,096	30,049
Bonavista Energy Corp.	81,137	178,680
Bonterra Energy Corp. (C)	8,401	109,524
Boralex, Inc., Class A	16,007	280,082
BRP, Inc.	9,440	313,722
BSM Technologies, Inc. (B)	11,900	14,104
Calfrac Well Services, Ltd. (B)(C)	36,548	107,998
Calian Group, Ltd.	2,739	61,415
Callidus Capital Corp. (C)	4,449	39,012
Canaccord Genuity Group, Inc.	35,999	135,492
Canacol Energy, Ltd. (B)	30,793	103,568
Canadian Western Bank (C)	28,013	650,552
Canfor Corp. (B)	21,280	372,688
Canfor Pulp Products, Inc.	10,068	105,860
CanWel Building Materials Group, Ltd.	9,150	45,063
Capital Power Corp.	26,576	558,867
Capstone Mining Corp. (B)	129,433	153,402
Cara Operations, Ltd.	800	14,261
Cardinal Energy, Ltd. (C)	479	1,607
Cargojet, Inc.	900	35,503
Cascades, Inc.	23,355	273,059
Celestica, Inc. (B)	34,782	399,140
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	9

	Shares	Value
Canada (continued)
Centerra Gold, Inc. (B)	1,244	$7,464
Centerra Gold, Inc. (Toronto Stock Exchange) (B)	68,716	412,709
Cequence Energy, Ltd. (B)	64,292	7,208
Cervus Equipment Corp.	3,597	37,994
CES Energy Solutions Corp.	50,762	216,259
Chesswood Group, Ltd.	3,200	32,237
Chinook Energy, Inc. (B)(C)	38,191	8,716
Cineplex, Inc. (C)	17,505	538,152
Clarke, Inc.	3,000	22,823
Clearwater Seafoods, Inc.	7,000	62,054
Cogeco Communications, Inc.	4,598	344,091
Cogeco, Inc.	1,592	105,190
Colliers International Group, Inc.	4,265	221,797
Colliers International Group, Inc.	4,844	251,888
Computer Modelling Group, Ltd.	23,633	171,463
Cona Resources, Ltd.	14,100	22,696
Copper Mountain Mining Corp. (B)(C)	41,468	40,513
Corby Spirit and Wine, Ltd.	3,744	64,911
Corridor Resources, Inc. (B)	11,000	5,373
Corus Entertainment, Inc., B Shares	23,832	262,987
Cott Corp.	3,270	49,639
Cott Corp. (Toronto Stock Exchange)	36,519	554,767
Crew Energy, Inc. (B)	49,048	163,788
CRH Medical Corp. (B)	18,492	45,758
Delphi Energy Corp. (B)(C)	58,867	52,798
Denison Mines Corp. (B)	139,019	67,909
DHX Media, Ltd. (C)	9,017	47,585
DHX Media, Ltd., Voting Shares	32,091	169,867
DIRTT Environmental Solutions (B)	14,008	64,165
Dominion Diamond Corp.	2,500	35,375
Dominion Diamond Corp. (New York Stock Exchange)	27,577	390,440
Dorel Industries, Inc., Class B	8,944	204,700
Dundee Precious Metals, Inc. (B)	46,670	108,009
ECN Capital Corp.	3,761	11,385
EcoSynthetix, Inc. (B)(C)	3,185	6,504
E-L Financial Corp., Ltd.	74	49,343
Eldorado Gold Corp.	175,508	361,206
Enbridge Income Fund Holdings, Inc.	18,257	452,788
Endeavour Silver Corp. (B)	1,400	3,486
Enercare, Inc.	25,390	425,962
Enerflex, Ltd.	26,202	328,377
Enerplus Corp. (C)	21,000	186,499
Enghouse Systems, Ltd.	4,682	191,929
Ensign Energy Services, Inc.	44,538	225,053
Entertainment One, Ltd.	15,640	48,545
Epsilon Energy, Ltd. (B)	19,200	48,125
10	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Canada (continued)
Equitable Group, Inc. (C)	3,298	$144,201
Essential Energy Services, Ltd. (B)	57,270	24,307
Evertz Technologies, Ltd.	7,817	113,992
Exchange Income Corp. (C)	1,791	47,703
Exco Technologies, Ltd.	7,490	59,020
EXFO, Inc. (B)	8	38
EXFO, Inc. (Toronto Stock Exchange) (B)	1,146	5,323
Extendicare, Inc.	26,895	200,730
Fiera Capital Corp.	11,467	134,987
Finning International, Inc.	2,000	45,758
Firm Capital Mortgage Investment Corp.	1,400	14,115
First Majestic Silver Corp. (B)	28,473	201,107
First National Financial Corp. (C)	4,398	90,936
FirstService Corp.	3,794	264,594
FirstService Corp. (Toronto Stock Exchange)	4,746	330,614
Fission Uranium Corp. (B)	48,500	26,410
Fortress Paper, Ltd., Class A (B)(C)	2,404	10,453
Fortuna Silver Mines, Inc. (B)	45,567	220,035
Fraser Papers, Inc. (A)(B)	4,800	0
Gamehost, Inc.	4,700	36,509
Genesis Land Development Corp.	1,561	4,300
Genworth MI Canada, Inc. (C)	14,623	421,213
Gibson Energy, Inc.	31,859	445,452
Glacier Media, Inc. (B)	8,800	5,074
Gluskin Sheff + Associates, Inc.	7,742	105,149
GMP Capital, Inc. (B)	17,308	40,195
goeasy, Ltd.	700	15,864
Golden Star Resources, Ltd. (B)	13,800	10,819
Golden Star Resources, Ltd. (Toronto Stock Exchange) (B)	85,896	68,098
Gran Tierra Energy, Inc. (B)	117,929	241,760
Granite Oil Corp.	7,935	23,765
Great Canadian Gaming Corp. (B)	13,834	375,664
Great Panther Silver, Ltd. (B)	1,300	1,794
Great Panther Silver, Ltd. (Toronto Stock Exchange) (B)(C)	34,334	47,566
Guardian Capital Group, Ltd., Class A	700	14,014
Guyana Goldfields, Inc. (B)	12,160	48,689
Hanfeng Evergreen, Inc. (A)(B)	3,700	15
Heroux-Devtek, Inc. (B)	9,143	95,109
High Liner Foods, Inc.	6,243	70,841
HNZ Group, Inc. (B)	700	7,416
Home Capital Group, Inc.	17,148	185,933
Horizon North Logistics, Inc. (C)	36,326	37,817
Hudbay Minerals, Inc.	77,782	678,315
Hudson's Bay Company	19,500	185,670
IAMGOLD Corp. (B)	132,574	880,111
Imperial Metals Corp. (B)	16,900	52,375
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	11

	Shares	Value
Canada (continued)
Indigo Books & Music, Inc. (B)	700	$9,025
Information Services Corp.	2,500	34,294
Innergex Renewable Energy, Inc.	28,788	336,580
Interfor Corp. (B)	22,629	318,029
International Tower Hill Mines, Ltd. (B)(C)	4,097	2,526
Intertape Polymer Group, Inc.	14,329	227,428
Just Energy Group, Inc.	29,930	172,809
KAB Distribution, Inc. (A)(B)	18,405	0
K-Bro Linen, Inc.	2,386	75,473
Kelt Exploration, Ltd. (B)	38,455	185,385
Kinaxis, Inc. (B)	1,600	93,892
Kingsway Financial Services, Inc. (B)(C)	2,175	12,976
Kirkland Lake Gold, Ltd.	42,131	548,926
Klondex Mines, Ltd. (B)	45,140	151,822
Knight Therapeutics, Inc. (B)	23,633	160,487
Labrador Iron Ore Royalty Corp.	2,700	43,265
Laurentian Bank of Canada	10,806	486,064
Leon's Furniture, Ltd.	7,041	101,492
Lightstream Resources, Ltd. (A)(B)	75,972	6,996
Linamar Corp.	12,921	720,472
Liquor Stores N.A., Ltd.	8,076	58,593
Lucara Diamond Corp.	95,630	214,426
Lundin Gold, Inc. (B)	2,800	11,794
MacDonald Dettwiler & Associates, Ltd.	10,314	567,507
Magellan Aerospace Corp.	4,483	66,415
Mainstreet Equity Corp. (B)(C)	1,722	50,609
Mainstreet Health Investments, Inc.	1,600	14,578
Major Drilling Group International, Inc. (B)	22,638	140,859
Mandalay Resources Corp. (B)	99,178	28,195
Manitok Energy, Inc. (B)	5,739	322
Manitok Energy, Inc. (B)	1,023	57
Maple Leaf Foods, Inc.	26,936	739,864
Martinrea International, Inc.	24,094	210,310
Maxim Power Corp. (B)	6,300	13,622
Mediagrif Interactive Technologies, Inc.	1,800	19,459
Medical Facilities Corp.	9,330	114,687
MEG Energy Corp. (B)	54,584	218,992
Melcor Developments, Ltd.	4,800	57,465
Mitel Networks Corp. (B)	31,603	256,620
Morguard Corp.	878	126,418
Morneau Shepell, Inc.	13,961	229,078
MTY Food Group, Inc.	4,841	182,320
Mullen Group, Ltd.	30,550	374,551
NAPEC, Inc. (B)	13,000	11,868
Nautilus Minerals, Inc. (B)	50,929	9,584
Nevsun Resources, Ltd.	35,359	75,319
12	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Canada (continued)
New Flyer Industries, Inc.	11,030	$453,478
New Gold, Inc. (B)	140,306	524,708
Newalta Corp. (B)	21,912	17,372
Norbord, Inc.	9,147	314,972
North American Energy Partners, Inc.	3,335	13,487
Northland Power, Inc.	22,729	435,924
Novelion Therapeutics, Inc. (B)	1,640	11,660
NuVista Energy, Ltd. (B)	53,805	286,098
Obsidian Energy, Ltd. (B)	166,821	166,988
Orbite Technologies, Inc. (A)(B)	105,500	8,448
Osisko Gold Royalties, Ltd.	34,530	482,798
Painted Pony Energy, Ltd. (B)	27,028	72,291
Pan American Silver Corp.	40,779	760,228
Paramount Resources, Ltd., Class A (B)	19,199	329,170
Parex Resources, Inc. (B)	41,004	422,600
Parkland Fuel Corp. (C)	24,802	536,657
Pason Systems, Inc.	13,083	187,536
Pengrowth Energy Corp. (B)(C)	148,974	93,053
PHX Energy Services Corp. (B)	11,019	18,707
Pine Cliff Energy, Ltd. (B)(C)	49,800	26,720
Pizza Pizza Royalty Corp.	6,978	91,867
Platinum Group Metals, Ltd. (B)	1,120	726
Points International, Ltd. (B)	3,410	28,400
PolyMet Mining Corp. (B)(C)	20,250	12,649
Precision Drilling Corp. (B)	104,181	264,467
Premier Gold Mines, Ltd. (B)	12,800	40,181
Premium Brands Holdings Corp.	6,657	525,683
Primero Mining Corp. (B)	57,490	5,064
Pulse Seismic, Inc. (B)(C)	17,551	39,635
Pure Technologies, Ltd.	7,902	33,981
Quarterhill, Inc.	36,398	47,219
Questerre Energy Corp., Class A (B)(C)	26,400	19,450
Raging River Exploration, Inc. (B)	55,652	291,463
RB Energy, Inc. (B)	50,909	51
Reitmans Canada, Ltd., Class A	15,656	54,099
Richelieu Hardware, Ltd.	15,954	392,861
Richmont Mines, Inc. (B)	20,096	184,585
RMP Energy, Inc. (B)	49,317	17,772
Rocky Mountain Dealerships, Inc.	6,328	57,870
Rogers Sugar, Inc.	27,887	144,264
Russel Metals, Inc.	20,686	431,031
Sabina Gold & Silver Corp. (B)	22,168	42,960
Sandstorm Gold, Ltd. (B)	43,179	205,046
Sandvine Corp.	44,744	156,582
Secure Energy Services, Inc.	50,904	304,507
SEMAFO, Inc. (B)	86,252	243,129
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	13

	Shares	Value
Canada (continued)
ShawCor, Ltd.	18,378	$373,815
Sherritt International Corp. (B)	116,142	107,888
Sienna Senior Living, Inc. (C)	14,226	204,034
Sierra Wireless, Inc. (B)	10,125	224,351
Solium Capital, Inc. (B)	11,329	95,440
Spartan Energy Corp. (B)	35,293	159,684
Sprott Resource Holdings, Inc. (B)	137,010	17,555
Sprott, Inc.	56,751	95,892
SSR Mining, Inc. (B)	39,997	417,666
Stantec, Inc.	15,974	443,882
Stella-Jones, Inc.	12,106	461,167
Stornoway Diamond Corp. (B)	20,566	12,517
Strad Energy Services, Ltd. (B)	8,902	11,121
Street Capital Group, Inc. (B)(C)	13,900	13,914
Stuart Olson, Inc.	7,100	29,566
Student Transportation, Inc. (C)	25,690	153,677
SunOpta, Inc. (B)	2,100	18,060
SunOpta, Inc. (Toronto Stock Exchange) (B)	22,645	196,030
Superior Plus Corp.	45,440	430,839
Surge Energy, Inc. (C)	91,176	145,297
Taseko Mines, Ltd. (B)	5,290	10,157
Taseko Mines, Ltd. (Toronto Stock Exchange) (B)	53,246	102,761
Tembec, Inc. (B)	30,748	112,527
Teranga Gold Corp. (B)	22,976	65,501
TFI International, Inc.	24,278	593,754
The Descartes Systems Group, Inc. (B)	16,906	474,654
The Jean Coutu Group, Inc., Class A	6,232	111,140
The North West Company, Inc.	12,630	318,190
The Stars Group, Inc. (B)	6,200	101,980
Theratechnologies, Inc. (B)	19,400	119,158
TMX Group, Ltd.	10,805	574,190
TORC Oil & Gas, Ltd.	36,842	150,466
Toromont Industries, Ltd.	20,874	898,648
Torstar Corp., Class B	17,964	18,845
Total Energy Services, Inc. (C)	14,506	141,720
TransAlta Corp.	83,976	515,793
TransAlta Renewables, Inc.	26,287	298,919
Transcontinental, Inc., Class A	21,610	420,519
TransGlobe Energy Corp. (B)	20,792	27,639
Trevali Mining Corp. (B)	26,500	30,559
Trican Well Service, Ltd. (B)	112,770	334,133
Tricon Capital Group, Inc.	3,698	32,012
Trilogy Energy Corp. (B)	23,350	106,957
Trinidad Drilling, Ltd. (B)	75,266	100,656
Uni-Select, Inc.	13,505	296,975
Valener, Inc.	12,546	229,671
14	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Canada (continued)
Vecima Networks, Inc.	1,797	$14,175
Veresen, Inc.	82,701	1,164,933
Wajax Corp.	6,547	101,449
Wesdome Gold Mines, Ltd. (B)	36,961	71,036
West Fraser Timber Company, Ltd.	5,077	263,414
Western Energy Services Corp. (B)	26,726	25,469
Western Forest Products, Inc.	112,882	239,549
WestJet Airlines, Ltd.	1,400	29,855
Westport Fuel Systems, Inc. (B)	2,300	6,164
Westshore Terminals Investment Corp.	17,465	353,146
Whitecap Resources, Inc.	47,762	343,466
Winpak, Ltd.	8,836	376,295
Xtreme Drilling Corp. (B)	5,159	8,263
Yamana Gold, Inc.	15,520	45,861
Yellow Pages, Ltd. (B)(C)	7,914	47,532
ZCL Composites, Inc.	11,030	115,357
Zenith Capital Corp. (A)(B)	5,300	934
China 0.1%		504,104
Bund Center Investment, Ltd.	55,500	32,736
China Chuanglian Education Group, Ltd. (B)	948,000	12,655
China Gold International Resources Corp., Ltd. (B)	71,482	129,369
FIH Mobile, Ltd.	768,000	236,767
Goodbaby International Holdings, Ltd.	54,000	28,780
New Sports Group, Ltd. (B)	3,350,000	13,703
Sino Gas & Energy Holdings, Ltd. (B)(C)	272,764	17,367
Sino Grandness Food Industry Group, Ltd. (B)(C)	140,799	19,867
Sky Light Holdings, Ltd.	52,000	12,860
Cyprus 0.0%		17,503
Songa Offshore (B)	3,062	17,503
Denmark 2.0%		12,154,410
ALK-Abello A/S	1,619	253,005
Alm Brand A/S	19,494	190,522
Ambu A/S, Class B	7,469	538,106
Bang & Olufsen A/S (B)	10,302	206,292
Bavarian Nordic A/S (B)	7,896	549,995
Brodrene Hartmann A/S	809	47,801
Columbus A/S	10,671	21,358
D/S Norden A/S (B)	7,161	152,424
Dfds A/S	8,410	485,340
FLSmidth & Company A/S	10,624	669,837
Fluegger A/S, B Shares	225	12,960
GN Store Nord A/S	39,731	1,318,392
H+H International A/S, Class B (B)	3,161	55,684
Harboes Bryggeri A/S, Class B	1,452	27,184
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	15

	Shares	Value
Denmark (continued)
IC Group A/S	2,299	$50,426
Jeudan A/S (B)	395	43,868
Jyske Bank A/S	15,350	924,258
Matas A/S	3,775	55,036
NKT A/S (B)	7,602	609,173
NNIT A/S (D)	824	25,481
Nordjyske Bank A/S	2,607	51,910
Parken Sport & Entertainment A/S	1,137	15,289
Per Aarsleff Holding A/S	5,190	147,046
Ringkjoebing Landbobank A/S	5,970	314,928
Rockwool International A/S, A Shares	422	100,694
Rockwool International A/S, B Shares	2,181	548,760
Royal Unibrew A/S	11,745	644,096
RTX A/S	2,386	64,235
Santa Fe Group A/S (B)	4,792	40,697
Schouw & Company A/S	3,669	384,989
SimCorp A/S	10,985	651,281
Solar A/S, B Shares	1,317	75,106
Spar Nord Bank A/S	26,888	346,981
Sydbank A/S	21,448	837,678
TDC A/S	148,747	887,290
Tivoli A/S	271	25,592
TK Development A/S (B)(C)	17,289	26,816
Topdanmark A/S (B)	14,251	556,939
United International Enterprises	482	101,399
Vestjysk Bank A/S (B)	3,265	8,272
Zealand Pharma A/S (B)	4,570	87,270
Faeroe Islands 0.0%		244,185
Bakkafrost P/F	4,834	225,711
BankNordik P/F	953	18,474
Finland 2.5%		15,329,050
Aktia Bank OYJ	7,433	81,353
Alma Media OYJ	11,325	89,583
Amer Sports OYJ (B)	28,826	762,258
Apetit OYJ	930	14,882
Asiakastieto Group OYJ (D)	559	14,998
Aspo OYJ	5,505	58,715
Atria OYJ	3,641	48,984
BasWare OYJ (B)	2,688	131,344
Bittium OYJ	10,462	88,209
Cargotec OYJ, B Shares	12,137	731,201
Caverion Corp. (B)	25,539	229,348
Citycon OYJ	114,974	314,113
Cramo OYJ	10,826	302,983
16	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Finland (continued)
Digia OYJ	3,370	$10,756
Elisa OYJ	28,164	1,230,502
Finnair OYJ	19,718	224,129
Fiskars OYJ ABP	9,749	238,462
F-Secure OYJ	25,386	126,354
HKScan OYJ, A Shares	7,997	30,840
Huhtamaki OYJ	26,131	1,016,863
Ilkka-Yhtyma OYJ	2,083	7,965
Kemira OYJ	34,890	431,838
Kesko OYJ, A Shares	4,901	261,739
Kesko OYJ, B Shares	16,574	893,304
Konecranes OYJ	14,408	636,095
Lassila & Tikanoja OYJ	8,112	172,516
Lemminkainen OYJ	1,173	36,107
Metsa Board OYJ	55,838	367,111
Metso OYJ	24,221	803,580
Nokian Renkaat OYJ	26,945	1,139,203
Olvi OYJ, A Shares	4,110	153,040
Oriola OYJ, B Shares	34,443	145,746
Orion OYJ, Class A	6,459	304,797
Outokumpu OYJ	90,690	937,040
Outotec OYJ (B)	50,915	374,388
Ponsse OYJ	2,655	74,386
Poyry OYJ (B)	12,889	77,961
QT Group OYJ (B)	2,996	24,391
Raisio OYJ, V Shares	29,283	122,346
Ramirent OYJ	19,208	198,834
Rapala VMC OYJ	617	2,923
Revenio Group OYJ	1,456	62,005
Sanoma OYJ	23,627	221,935
SRV Group OYJ	8,532	45,591
Stockmann OYJ ABP, A Shares (B)	1,949	14,967
Stockmann OYJ ABP, B Shares (B)	10,220	76,548
Talvivaara Mining Company PLC (A)(B)	90,559	327
Technopolis OYJ	36,488	173,393
Teleste OYJ	2,221	20,432
Tieto OYJ	14,792	467,916
Tikkurila OYJ	9,728	180,732
Uponor OYJ	15,403	251,650
Vaisala OYJ, A Shares	2,696	127,976
Valmet OYJ	22,943	435,382
YIT OYJ	38,405	339,009
France 5.2%		32,010,917
ABC Arbitrage	1,837	13,202
Actia Group	2,573	23,284
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	17

	Shares	Value
France (continued)
Air France-KLM (B)	40,150	$613,800
Akka Technologies	1,746	87,584
Albioma SA	6,640	149,466
Altamir	3,756	67,878
Alten SA	8,168	695,176
Altran Technologies SA	37,783	645,955
Amplitude Surgical SAS (B)	4,624	26,700
Antalis International SAS (B)	2,714	8,174
APRIL SA	6,582	104,902
Archos (B)	432	401
Assystem	3,035	113,455
Aubay	2,137	76,752
Axway Software SA	2,311	63,550
Bastide le Confort Medical	507	22,983
Beneteau SA	11,528	184,559
Bigben Interactive (B)	911	10,551
Boiron SA	2,245	212,331
Bonduelle SCA	4,300	174,016
Bourbon SA (C)	3,334	28,686
Burelle SA	113	158,712
Catering International Services	1,089	25,927
Cegedim SA (B)	1,780	64,869
CGG SA (B)(C)	4,301	26,099
Chargeurs SA	7,157	203,801
Cie des Alpes	2,539	74,064
Coface SA	25,025	238,839
Derichebourg SA	22,002	208,550
Devoteam SA	1,595	142,285
Edenred	41,395	1,120,062
Electricite de Strasbourg SA	142	21,480
Elior Group SA (D)	17,974	476,959
Elis SA (C)	5,313	124,266
Eramet (B)	1,524	100,840
Esso SA Francaise (B)	871	58,244
Euler Hermes Group	3,649	433,297
Europcar Groupe SA (D)	761	11,039
Eutelsat Communications SA	4,692	136,426
Exel Industries SA, A Shares	343	41,757
Faurecia	15,207	884,913
Fleury Michon SA	344	20,491
Fnac Darty SA (B)	5,255	469,165
Gaumont SA	489	55,671
Gaztransport Et Technigaz SA	5,930	302,298
GEA	126	13,554
GL Events	2,191	65,693
Groupe Crit	997	100,170
18	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
France (continued)
Groupe Eurotunnel SE	34,070	$406,216
Groupe Gorge (B)	1,438	34,156
Groupe Open	1,805	55,600
Guerbet	1,640	137,065
Haulotte Group SA	3,951	70,884
Havas SA	30,202	332,090
HERIGE SADCS	539	24,673
HiPay Group SA (B)	1,631	28,633
ID Logistics Group (B)	507	83,719
Imerys SA	5,367	471,869
Ingenico Group SA	4,956	491,620
Interparfums SA	2,312	90,286
Ipsen SA	9,589	1,290,000
IPSOS	10,785	336,964
Jacquet Metal Service	4,366	130,398
Kaufman & Broad SA	1,164	53,134
Korian SA	13,159	462,604
Lagardere SCA	36,324	1,167,740
Laurent-Perrier	809	73,798
Le Belier	517	26,668
Le Noble Age	1,630	104,710
Lectra	5,145	142,322
Linedata Services	957	51,346
LISI	4,899	215,635
Maisons France Confort SA	1,083	75,420
Manitou BF SA	3,046	100,149
Manutan International	731	67,898
Mersen SA	3,712	136,474
METabolic EXplorer SA (B)	8,100	22,093
Metropole Television SA	13,597	299,106
MGI Coutier	3,689	144,495
Naturex (B)(C)	1,879	187,881
Neopost SA	10,560	458,936
Nexans SA	7,963	444,190
Nexity SA (B)	10,836	600,463
Nicox (B)(C)	6,072	69,999
NRJ Group (B)	5,323	69,617
Oeneo SA	7,687	83,807
Onxeo SA (B)(C)	11,077	53,544
Onxeo SA (Copenhagen Stock Exchange) (B)	2,056	9,970
Orpea	8,584	1,040,759
Parrot SA (B)	1,990	28,552
PCAS	1,228	25,559
Pierre & Vacances SA (B)	1,671	88,240
Plastic Omnium SA	17,595	667,022
Plastivaloire	1,440	36,593
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	19

	Shares	Value
France (continued)
PSB Industries SA	506	$30,932
Rallye SA	7,709	141,266
Rexel SA	67,387	1,007,339
Robertet SA	258	121,293
Rothschild & Company	4,666	167,792
Rubis SCA	25,498	1,657,312
Samse SA	285	50,379
Sartorius Stedim Biotech	5,509	403,925
Savencia SA	1,381	138,959
Seche Environnement SA	1,291	50,737
Sequana SA (B)(C)	13,574	17,468
Societe Internationale de Plantations d'Heveas SA (B)	288	28,885
Societe Marseillaise du Tunnel Prado-Carenage SA	219	5,395
SOITEC (B)	6,440	361,514
Solocal Group (B)	127,202	134,555
Somfy SA	1,930	181,275
Sopra Steria Group	4,374	757,949
SPIE SA	12,387	350,781
Ste Industrielle d'Aviation Latecoere SA (B)	19,817	94,556
Stef SA	1,010	112,047
Synergie SA	2,704	126,803
Tarkett SA	3,863	159,898
Technicolor SA	88,478	323,184
Teleperformance	9,841	1,353,696
Television Francaise 1	31,918	429,054
Tessi SA	606	117,621
TFF Group	169	29,770
Thermador Groupe	1,026	112,311
Touax SA (B)	979	15,632
Trigano SA	2,414	315,728
Ubisoft Entertainment SA (B)	29,032	1,936,683
Union Financiere de France Banque SA	877	31,319
Vallourec SA (B)(C)	81,681	414,402
Valneva SE (B)(C)	15,085	52,417
Vetoquinol SA	1,028	65,655
Vicat SA	5,563	382,052
VIEL & Cie SA	6,888	45,318
Vilmorin & Cie SA	1,679	149,595
Virbac SA (B)	937	156,592
Vranken-Pommery Monopole Group SA	828	23,559
Worldline SA (B)(D)	1,478	59,496
Gabon 0.0%		33,315
Total Gabon	211	33,315
20	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Georgia 0.1%		$466,523
BGEO Group PLC	10,443	466,523
Germany 5.7%		34,976,527
Aareal Bank AG	16,689	683,692
Adler Modemaerkte AG (B)	2,325	15,259
ADLER Real Estate AG (B)	1,419	22,661
ADO Properties SA (D)	262	12,770
ADVA Optical Networking SE (B)	11,973	67,875
AIXTRON SE (B)	17,077	165,561
All For One Steeb AG	87	6,733
Allgeier SE	1,638	40,950
Amadeus Fire AG	1,391	121,694
Atoss Software AG	232	20,226
Aurubis AG	11,266	1,007,399
Axel Springer SE	8,445	523,267
Basler AG	410	75,536
Bauer AG	3,326	107,820
BayWa AG	3,494	131,325
Bechtle AG	7,118	491,602
Bertrandt AG (C)	1,317	118,042
Bijou Brigitte AG	1,177	78,196
Bilfinger SE (C)	9,092	368,776
Biotest AG	2,718	92,241
Borussia Dortmund GmbH & Company KGaA	17,484	153,619
CANCOM SE	4,378	300,449
Carl Zeiss Meditec AG	7,782	388,855
CENIT AG	2,412	59,196
CENTROTEC Sustainable AG	2,623	55,365
Cewe Stiftung & Company KGAA	1,335	114,644
comdirect bank AG	7,710	98,689
CompuGroup Medical SE	5,811	338,993
Constantin Medien AG (B)	13,725	33,323
CropEnergies AG	7,965	91,618
CTS Eventim AG & Company KGaA	10,094	445,111
Data Modul AG	635	64,808
Delticom AG	2,124	36,347
Deutsche Beteiligungs AG	1,070	52,781
Deutsche Pfandbriefbank AG (D)	16,448	232,248
Deutz AG	36,545	278,376
DIC Asset AG	12,755	143,700
DMG Mori AG	9,905	591,439
Dr Hoenle AG	1,598	67,410
Draegerwerk AG & Company KGaA	970	75,863
Drillisch AG	9,361	646,092
Duerr AG	5,824	679,391
Eckert & Ziegler AG	1,622	65,337
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	21

	Shares	Value
Germany (continued)
Elmos Semiconductor AG	2,876	$71,594
ElringKlinger AG (C)	7,805	135,748
Euromicron AG (B)	2,304	22,975
Evotec AG (B)	21,130	406,686
Fielmann AG	1,645	136,637
First Sensor AG (B)	680	11,273
Francotyp-Postalia Holding AG	2,607	14,906
Fraport AG Frankfurt Airport Services Worldwide	8,680	857,317
Freenet AG	34,294	1,147,465
FUCHS PETROLUB SE	5,429	263,780
Gerresheimer AG	8,756	689,565
Gerry Weber International AG	6,184	78,816
Gesco AG	2,765	89,049
GFT Technologies SE (C)	3,876	73,220
Grammer AG	3,428	181,299
GRENKE AG	4,158	375,134
H&R GmbH & Co KGaA (B)	3,701	53,157
Hamburger Hafen und Logistik AG	6,944	221,292
Heidelberger Druckmaschinen AG (B)	64,157	241,284
Hella KGaA Hueck & Company	4,963	274,307
Hornbach Baumarkt AG	1,951	75,358
HUGO BOSS AG	10,173	862,507
Indus Holding AG	5,779	436,308
Intershop Communications AG (B)	2,654	4,867
Isra Vision AG	963	167,484
IVU Traffic Technologies AG (B)	5,399	27,732
Jenoptik AG	15,115	443,453
K+S AG	15,479	369,170
Kloeckner & Company SE	21,320	237,320
Koenig & Bauer AG	4,776	361,357
Kontron AG (B)	10,583	55,433
Krones AG	3,797	470,010
KSB AG	73	43,558
KWS Saat SE	551	229,721
LANXESS AG	18,895	1,411,031
LEG Immobilien AG	17,094	1,729,166
Leifheit AG	1,000	40,572
Leoni AG	9,119	548,183
LPKF Laser & Electronics AG (B)	124	1,129
Manz AG (B)	1,315	58,916
MasterFlex AG	414	3,849
Mediclin AG (B)	8,179	54,901
Medigene AG (B)(C)	5,784	78,845
MLP AG	16,444	116,512
MTU Aero Engines AG	3,689	517,095
Nemetschek SE	3,378	257,364
22	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Germany (continued)
Nexus AG	3,187	$93,360
Nordex SE (B)(C)	17,867	248,465
Norma Group SE	8,179	498,706
OHB SE	2,007	79,311
OSRAM Licht AG	19,717	1,619,546
paragon AG	613	47,089
PATRIZIA Immobilien AG (B)	12,368	250,794
Pfeiffer Vacuum Technology AG	1,677	274,744
PNE Wind AG	19,837	62,130
PSI AG	1,649	31,069
Puma SE	621	255,869
PVA TePla AG (B)	1,400	5,970
QSC AG	22,475	46,542
R Stahl AG	823	32,122
Rational AG	774	502,736
Rheinmetall AG	10,807	1,105,455
RHOEN-KLINIKUM AG	9,077	302,041
RIB Software SE	6,795	130,903
SAF-Holland SA	13,030	237,759
Salzgitter AG	10,418	468,604
Schaltbau Holding AG (B)	1,401	57,457
SHW AG	1,989	83,507
Siltronic AG (B)	1,144	111,867
Sixt Leasing SE	608	15,119
Sixt SE	3,273	249,700
SMA Solar Technology AG	3,049	135,185
SMT Scharf AG (B)	1,261	18,197
Softing AG	2,069	26,748
Software AG	13,916	612,199
Stroeer SE & Co KGaA (C)	6,630	422,812
Suedzucker AG	20,769	442,035
SUESS MicroTec SE (B)	6,836	112,592
Surteco SE	1,666	49,108
TAG Immobilien AG	34,766	580,464
Takkt AG	9,237	217,287
Technotrans AG	2,111	122,563
Tele Columbus AG (B)(D)	838	9,533
TLG Immobilien AG	7,811	173,209
Tom Tailor Holding SE (B)	7,820	78,155
Tomorrow Focus AG (B)	7,724	25,742
Traffic Systems SE	1,525	31,681
Uniper SE	10,892	271,803
VERBIO Vereinigte BioEnergie AG	7,686	100,236
Vossloh AG (B)	2,693	181,331
VTG AG	2,456	129,220
Wacker Chemie AG	4,078	523,019
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	23

	Shares	Value
Germany (continued)
Wacker Neuson SE	8,617	$245,886
Washtec AG	3,461	274,638
Wuestenrot & Wuerttembergische AG	1,089	28,598
XING AG	783	240,797
Gibraltar 0.0%		165,190
888 Holdings PLC	48,624	165,190
Greece 0.0%		88
Alapis Holding Industrial & Commercial SA of Pharmaceutical Chemical Products (A)(B)	1,810	88
TT Hellenic Postbank SA (A)(B)	20,725	0
Greenland 0.0%		2,029
GronlandsBANKEN A/S	20	2,029
Guernsey, Channel Islands 0.0%		45,110
Raven Russia, Ltd. (B)	72,697	45,110
Hong Kong 2.9%		18,057,793
Aeon Credit Service Asia Company, Ltd.	18,000	13,834
Aeon Stores Hong Kong Company, Ltd.	22,000	16,653
Agritrade Resources, Ltd.	210,000	50,021
Alco Holdings, Ltd.	54,000	12,723
Allied Group, Ltd.	18,000	113,494
Allied Properties HK, Ltd.	546,000	119,469
APAC Resources, Ltd. (B)	14,781	2,026
Applied Development Holdings, Ltd. (B)	360,000	22,964
APT Satellite Holdings, Ltd.	118,500	59,095
Asia Financial Holdings, Ltd.	94,000	53,110
Asia Satellite Telecommunications Holdings, Ltd.	38,220	36,906
Asia Standard International Group, Ltd.	168,000	46,014
Asian Growth Properties, Ltd.	65,936	25,162
Associated International Hotels, Ltd.	26,000	80,320
Auto Italia Holdings (B)	950,000	9,382
BOE Varitronix, Ltd.	95,000	50,576
Bonjour Holdings, Ltd.	635,000	26,374
Bossini International Holdings	246,000	14,002
Bright Smart Securities & Commodities Group, Ltd. (C)	150,000	47,714
Brightoil Petroleum Holdings, Ltd. (B)	721,000	178,137
Brockman Mining, Ltd. (B)	855,430	13,996
Burwill Holdings, Ltd. (B)	1,216,000	31,730
Cafe de Coral Holdings, Ltd.	92,000	292,695
CCT Fortis Holdings, Ltd.	72,000	9,390
Century City International Holdings, Ltd.	452,000	39,951
CGN Mining Company, Ltd.	300,000	19,589
Champion Technology Holdings, Ltd. (B)	986,000	11,333
Chen Hsong Holdings	40,000	11,060
24	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Hong Kong (continued)
Chevalier International Holdings, Ltd.	45,524	$84,348
China Best Group Holding, Ltd. (B)	1,400,000	17,587
China Energy Development Holdings, Ltd. (B)	1,256,000	14,277
China Ever Grand Financial Leasing Group Company, Ltd. (B)	1,760,000	12,193
China Flavors & Fragrances Company, Ltd.	68,000	19,054
China Fortune Financial Group, Ltd. (B)	394,000	9,360
China LNG Group, Ltd. (B)	180,000	31,723
China Metal International Holdings, Inc.	116,000	44,388
China Solar Energy Holdings, Ltd. (A)(B)	127,000	2,921
China Star Entertainment, Ltd. (B)	126,000	8,892
China Strategic Holdings, Ltd. (B)	1,372,500	21,440
China Ting Group Holdings, Ltd.	384,000	20,652
Chinese Estates Holdings, Ltd.	77,500	127,701
Chinney Investments, Ltd.	36,000	16,877
Chong Hing Bank, Ltd.	7,000	14,148
Chow Sang Sang Holdings International, Ltd.	86,000	196,483
Chuang's China Investments, Ltd.	210,000	18,015
Chuang's Consortium International, Ltd.	340,021	76,133
CITIC Telecom International Holdings, Ltd.	446,000	132,870
CK Life Sciences International Holdings, Inc.	890,000	69,671
CMMB Vision Holdings, Ltd. (B)	296,000	14,424
CNQC International Holdings, Ltd.	47,500	16,291
Common Splendor International Health Industry Group, Ltd. (B)	436,000	36,835
Continental Holdings, Ltd. (B)	510,000	6,941
Convenience Retail Asia, Ltd.	68,000	33,710
Convoy Global Holdings, Ltd. (B)	630,000	15,730
Cowell e Holdings, Inc. (C)	51,000	23,295
CP Lotus Corp. (B)	280,000	4,805
Crocodile Garments (B)	106,000	12,488
CSI Properties, Ltd	1,976,333	99,915
Dah Sing Banking Group, Ltd.	118,848	267,711
Dah Sing Financial Holdings, Ltd.	42,344	307,413
Dickson Concepts International, Ltd.	63,500	23,319
DMX Technologies Group, Ltd. (A)(B)	34,000	2,733
Dynamic Holdings, Ltd.	14,000	13,582
Eagle Nice International Holdings, Ltd.	46,000	19,772
EganaGoldpfeil Holdings, Ltd. (A)(B)	131,750	0
Emperor Capital Group, Ltd.	861,000	77,204
Emperor Entertainment Hotel, Ltd.	135,000	33,513
Emperor International Holdings, Ltd.	326,250	121,511
Emperor Watch & Jewellery, Ltd. (B)	1,270,000	59,387
Enerchina Holdings, Ltd. (B)	1,665,000	46,113
ENM Holdings, Ltd. (B)	216,000	13,679
Esprit Holdings, Ltd. (B)	549,550	318,364
eSun Holdings, Ltd. (B)	113,000	18,108
Fairwood Holdings, Ltd.	21,000	87,609
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	25

	Shares	Value
Hong Kong (continued)
Far East Consortium International, Ltd.	349,478	$181,867
First Pacific Company, Ltd.	396,000	318,483
First Shanghai Investments, Ltd. (B)	192,000	27,364
Fountain SET Holdings, Ltd.	188,000	24,057
Freeman FinTech Corp., Ltd. (B)	1,240,000	75,336
Future Bright Holdings, Ltd.	162,000	14,931
GCL New Energy Holdings, Ltd. (B)	1,544,000	84,053
Get Nice Financial Group, Ltd.	189,100	39,683
Get Nice Holdings, Ltd.	1,798,000	67,869
Giordano International, Ltd.	325,708	193,257
Global Brands Group Holding, Ltd. (B)	1,666,000	149,241
Glorious Sun Enterprises, Ltd.	146,000	17,376
Gold Peak Industries Holding, Ltd.	90,000	9,663
Good Resources Holdings, Ltd. (B)	270,000	14,544
G-Resources Group, Ltd. (B)	6,610,800	81,161
Guangnan Holdings, Ltd.	108,000	13,803
Guoco Group, Ltd.	4,000	51,832
Guotai Junan International Holdings, Ltd.	664,600	221,715
Haitong International Securities Group, Ltd.	502,078	296,989
Hang Fung Gold Technology, Ltd. (A)(B)	310,000	0
Hanison Construction Holdings, Ltd.	143,631	27,764
Hao Tian Development Group, Ltd. (B)	451,733	15,308
Harbour Centre Development, Ltd.	37,500	70,435
Henry Group Holdings, Ltd.	70,000	13,798
HKBN, Ltd.	222,500	213,458
HKR International, Ltd.	201,600	121,661
Hon Kwok Land Investment Company, Ltd.	64,000	36,661
Hong Kong Aircraft Engineering Company, Ltd.	12,000	80,373
Hong Kong Ferry Holdings Company, Ltd.	46,000	53,590
Hong Kong Shanghai Alliance Holdings, Ltd.	58,000	5,877
Hong Kong Television Network, Ltd. (B)	75,000	21,820
Hong Kong Television Network, Ltd., ADR (B)	1,717	10,113
HongDa Financial Holding, Ltd. (B)	210,000	8,329
Hongkong Chinese, Ltd.	224,000	40,379
Hop Hing Group Holdings, Ltd.	920,000	26,738
Hopewell Holdings, Ltd.	148,000	581,959
Hsin Chong Group Holdings, Ltd. (A)(B)	736,000	32,917
Huarong Investment Stock Corp., Ltd. (B)	140,000	21,185
Hung Hing Printing Group, Ltd.	76,216	15,697
Hutchison Telecommunications Hong Kong Holdings, Ltd.	388,000	141,995
I-CABLE Communications, Ltd. (B)	488,000	18,117
Imagi International Holdings, Ltd. (B)	117,281	7,700
International Housewares Retail Company, Ltd.	79,000	14,441
iOne Holdings, Ltd. (B)	980,000	22,692
IPE Group, Ltd.	220,000	55,739
IRC, Ltd. (B)	864,666	33,824
26	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Hong Kong (continued)
IT, Ltd.	146,808	$77,041
ITC Properties Group, Ltd.	112,838	42,156
Johnson Electric Holdings, Ltd.	95,000	350,019
Kader Holdings Company, Ltd.	248,000	25,372
Karrie International Holdings, Ltd.	130,000	19,792
Keck Seng Investments, Ltd.	1,000	823
Kerry Logistics Network, Ltd.	159,000	226,814
Kingmaker Footwear Holdings, Ltd.	54,000	16,644
Kong Sun Holdings, Ltd. (B)	325,000	14,960
Kowloon Development Company, Ltd.	108,000	123,962
KuangChi Science, Ltd. (B)	2,000	677
Kwoon Chung Bus Holdings, Ltd.	20,000	11,533
Lai Sun Development Company, Ltd.	71,886	135,700
Lai Sun Garment International, Ltd.	31,000	61,057
Landing International Development, Ltd. (B)	11,790,000	126,843
Landsea Green Properties Company, Ltd.	120,000	13,972
Li & Fung, Ltd.	606,000	273,743
Lifestyle International Holdings, Ltd.	170,000	225,625
Lippo China Resources, Ltd.	1,028,000	36,189
Lippo, Ltd.	31,250	19,034
Lisi Group Holdings, Ltd.	116,000	9,178
Liu Chong Hing Investment, Ltd.	60,000	98,055
L'sea Resources International Holdings, Ltd. (B)	510,000	6,246
Luk Fook Holdings International, Ltd.	97,000	333,068
Lung Kee Holdings, Ltd.	48,000	23,279
Magnificent Hotel Investment, Ltd.	438,000	12,345
Man Sang International, Ltd. (A)(B)	126,000	7,406
Man Wah Holdings, Ltd.	351,200	327,303
Mandarin Oriental International, Ltd.	35,000	69,981
Mason Group Holdings, Ltd. (B)	2,289,000	30,222
Master Glory Group, Ltd.	2,330,662	30,354
Melco International Development, Ltd.	172,000	405,025
Midland Holdings, Ltd. (B)	224,000	65,905
Midland IC&I, Ltd. (B)	148,000	7,100
Ming Fai International Holdings, Ltd.	41,000	6,246
Miramar Hotel & Investment Company, Ltd.	46,000	102,931
Modern Dental Group, Ltd.	28,000	10,053
National Electronic Holdings	88,000	11,453
National United Resources Holdings, Ltd. (A)(B)	1,090,000	19,778
Neo-Neon Holdings, Ltd. (B)	134,000	13,670
NetMind Financial Holdings, Ltd. (B)	2,711,040	12,491
New Times Energy Corp., Ltd. (B)	686,900	19,316
NewOcean Energy Holdings, Ltd. (B)	248,000	66,058
Next Digital, Ltd. (B)	276,000	12,722
Nine Express, Ltd. (B)	210,000	7,264
Noble Group, Ltd. (B)(C)	207,680	61,466
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	27

	Shares	Value
Hong Kong (continued)
O Luxe Holdings, Ltd. (B)	271,500	$49,637
Orange Sky Golden Harvest Entertainment Holdings, Ltd.	240,000	20,642
Orient Overseas International, Ltd.	59,000	546,612
Oriental Watch Holdings, Ltd.	190,000	40,278
Pacific Andes International Holdings, Ltd. (A)(B)	2,171,305	40,509
Pacific Basin Shipping, Ltd. (B)	990,000	225,211
Pacific Plywood Holdings, Ltd. (B)	360,000	19,884
Pacific Textiles Holdings, Ltd.	193,000	196,434
Pak Fah Yeow International, Ltd.	20,000	8,485
Paliburg Holdings, Ltd.	101,380	42,798
Paradise Entertainment, Ltd. (B)	176,000	21,157
Peace Mark Holdings, Ltd. (A)(B)	180,000	0
Pearl Oriental Oil, Ltd. (B)	663,000	11,879
Perfect Shape Beauty Technology, Ltd.	92,000	9,541
Pico Far East Holdings, Ltd.	208,000	88,036
Playmates Holdings, Ltd.	640,000	88,343
Playmates Toys, Ltd.	164,000	29,572
Polytec Asset Holdings, Ltd.	600,000	45,336
PT International Development Company, Ltd. (B)	271,327	18,029
Public Financial Holdings, Ltd.	94,000	43,242
PYI Corp., Ltd. (B)	1,336,801	27,045
Realord Group Holdings, Ltd. (B)	32,000	17,706
Regal Hotels International Holdings, Ltd.	99,200	72,199
Regina Miracle International Holdings, Ltd. (D)	67,000	53,024
Rentian Technology Holdings, Ltd. (B)	410,000	19,931
Sa Sa International Holdings, Ltd.	156,898	57,389
SAS Dragon Holdings, Ltd.	84,000	27,469
SEA Holdings, Ltd.	52,000	56,182
Shenwan Hongyuan HK, Ltd.	120,000	46,956
Shougang Concord Grand Group, Ltd. (B)	863,000	28,231
Shun Ho Technology Holdings, Ltd.	7,227	2,697
Shun Tak Holdings, Ltd.	399,250	172,697
Silver Base Group Holdings, Ltd. (B)	387,000	28,765
Sincere Watch Hong Kong, Ltd. (B)	1,190,000	25,763
Sing Tao News Corp., Ltd.	58,000	7,564
Singamas Container Holdings, Ltd. (B)	370,000	72,991
SITC International Holdings Company, Ltd.	241,000	224,987
Sitoy Group Holdings, Ltd.	135,000	27,596
SmarTone Telecommunications Holdings, Ltd.	108,589	132,706
SOCAM Development, Ltd. (B)	108,927	28,813
Solartech International Holdings, Ltd. (B)	540,000	34,506
Solomon Systech International, Ltd. (B)	504,000	19,995
Soundwill Holdings, Ltd.	25,500	59,637
South China Financial Holdings, Ltd. (B)	3,250,000	23,734
Stella International Holdings, Ltd.	132,500	234,881
Stelux Holdings International, Ltd. (B)	200,000	16,409
28	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Hong Kong (continued)
Strong Petrochemical Holdings, Ltd.	72,000	$13,474
Success Universe Group, Ltd. (B)	360,000	10,157
Summit Ascent Holdings, Ltd. (B)	118,000	28,586
Sun Hung Kai & Company, Ltd.	169,318	112,889
Sunwah Kingsway Capital Holdings, Ltd.	360,000	5,343
TAI Cheung Holdings, Ltd. (C)	115,000	119,622
Talent Property Group, Ltd. (B)	795,000	9,673
Tan Chong International, Ltd.	63,000	20,056
Tao Heung Holdings, Ltd. (C)	95,000	17,624
Television Broadcasts, Ltd.	91,900	306,918
Termbray Industries International Holdings, Ltd. (B)	94,000	9,029
Texwinca Holdings, Ltd.	198,000	113,985
The 13 Holdings, Ltd. (B)	180,000	20,720
The Cross-Harbour Holdings, Ltd.	22,000	34,600
The Hong Kong Building & Loan Agency, Ltd. (B)	224,000	4,562
The Hongkong & Shanghai Hotels, Ltd.	184,500	319,398
The United Laboratories International Holdings, Ltd. (B)	164,500	128,490
TK Group Holdings, Ltd.	28,000	12,789
TOM Group, Ltd. (B)	368,000	88,415
Town Health International Medical Group, Ltd. (C)	560,000	51,543
Tradelink Electronic Commerce, Ltd.	186,000	33,778
Transport International Holdings, Ltd.	61,600	202,441
Trinity, Ltd. (B)	408,000	20,857
TSC Group Holdings, Ltd. (B)	111,000	7,970
Tsui Wah Holdings, Ltd.	170,000	25,241
Universe International Financial Holdings, Ltd. (B)	265,000	21,388
Up Energy Development Group, Ltd. (A)(B)	898,000	14,803
Upbest Group, Ltd.	8,000	1,256
Value Convergence Holdings, Ltd. (B)	172,000	40,299
Value Partners Group, Ltd.	60,000	52,158
Valuetronics Holdings, Ltd.	84,150	57,165
Vanke Property Overseas, Ltd.	35,000	21,272
Vantage International Holdings, Ltd.	120,000	17,343
Vedan International Holdings, Ltd.	168,000	17,194
Victory City International Holdings, Ltd. (B)	674,701	21,323
Vitasoy International Holdings, Ltd.	214,000	470,912
VS International Group, Ltd. (B)	232,000	7,846
VSTECS Holdings, Ltd.	218,400	65,731
VTech Holdings, Ltd.	26,200	368,398
Wai Kee Holdings, Ltd.	72,000	31,399
Winfull Group Holdings, Ltd. (B)	1,368,000	32,002
Wing On Company International, Ltd.	17,000	60,670
Wing Tai Properties, Ltd.	68,000	46,972
Wonderful Sky Financial Group Holdings, Ltd.	46,000	10,723
Xinyi Glass Holdings, Ltd. (B)	550,000	549,119
Yat Sing Holdings, Ltd. (B)	150,000	73,478
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	29

	Shares	Value
Hong Kong (continued)
Yeebo International Holding	74,000	$42,256
YGM Trading, Ltd.	22,000	20,521
Yuan Heng Gas Holdings, Ltd. (B)	152,000	12,844
Yugang International, Ltd.	1,606,000	40,684
ZH International Holdings, Ltd. (B)	320,000	8,809
India 0.0%		126,457
Vedanta Resources PLC	11,443	126,457
Ireland 0.8%		5,176,189
C&C Group PLC	62,988	225,797
Datalex PLC	860	3,838
FBD Holdings PLC (B)	8,155	80,333
Glanbia PLC	35,466	664,086
Grafton Group PLC	65,683	668,179
Greencore Group PLC	192,611	510,477
Hostelworld Group PLC (D)	3,105	14,037
IFG Group PLC	22,431	47,191
Independent News & Media PLC (B)	70,031	9,601
Irish Continental Group PLC	34,909	234,431
Kingspan Group PLC	31,956	1,235,189
Smurfit Kappa Group PLC	23,151	705,495
Tarsus Group PLC	10,899	43,253
UDG Healthcare PLC	67,721	734,282
Isle of Man 0.3%		2,058,658
GVC Holdings PLC	45,938	463,803
Hansard Global PLC	11,952	12,456
Paysafe Group PLC (B)	111,027	842,047
Playtech PLC	60,239	740,352
Israel 1.0%		6,218,360
ADO Group, Ltd. (B)	850	14,959
Africa Israel Investments, Ltd. (B)	37,825	2,875
Africa Israel Properties, Ltd. (B)	4,092	87,951
Airport City, Ltd. (B)	15,365	197,583
Albaad Massuot Yitzhak, Ltd.	668	9,340
Allot Communications, Ltd. (B)	6,042	29,776
Alrov Properties and Lodgings, Ltd.	2,216	65,800
Amot Investments, Ltd.	23,203	125,103
Ashtrom Properties, Ltd.	9,788	45,647
AudioCodes, Ltd. (B)	11,877	82,109
Avgol Industries 1953, Ltd.	22,734	27,630
Azorim-Investment Development & Construction Company, Ltd. (B)	18,223	16,127
Bayside Land Corp.	189	82,848
Big Shopping Centers 2004, Ltd.	1,037	73,128
Blue Square Real Estate, Ltd.	1,517	63,854
30	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Israel (continued)
Camtek, Ltd. (B)	2,160	$9,555
Carasso Motors, Ltd.	1,613	12,242
Castro Model, Ltd.	317	10,795
Cellcom Israel, Ltd. (B)	12,876	114,349
Cellcom Israel, Ltd. (Tel Aviv Stock Exchange) (B)	1,000	8,840
Ceragon Networks, Ltd. (B)	14,289	29,978
Clal Biotechnology Industries, Ltd. (B)	10,503	9,743
Clal Insurance Enterprise Holdings, Ltd. (B)	6,677	103,553
Cohen Development & Industrial Buildings, Ltd.	330	7,369
Compugen, Ltd. (B)	14,225	41,714
Danel Adir Yeoshua, Ltd.	247	11,541
Delek Automotive Systems, Ltd.	9,482	71,585
Delta-Galil Industries, Ltd.	2,614	82,061
Direct Insurance Financial Investments, Ltd.	3,707	39,091
Dor Alon Energy in Israel 1988, Ltd.	144	2,272
El Al Israel Airlines	81,198	53,574
Electra Consumer Products 1970, Ltd.	2,575	52,547
Electra, Ltd.	501	109,612
Elron Electronic Industries, Ltd.	3,504	17,020
Energix-Renewable Energies, Ltd.	17,713	14,097
Enlight Renewable Energy, Ltd. (B)	27,104	11,052
Equital, Ltd. (B)	1,514	35,247
Evogene, Ltd. (B)	5,330	24,692
First International Bank of Israel, Ltd.	9,250	169,108
FMS Enterprises Migun, Ltd.	571	21,682
Formula Systems 1985, Ltd.	2,529	98,602
Fox Wizel, Ltd.	1,875	37,680
Gilat Satellite Networks, Ltd. (B)	8,681	48,008
Gilat Satellite Networks, Ltd. (Tel Aviv Stock Exchange) (B)	759	4,212
Hadera Paper, Ltd. (B)	674	44,939
Hamlet Israel-Canada, Ltd.	922	12,680
Harel Insurance Investments & Financial Services, Ltd.	27,703	170,622
Hilan, Ltd.	3,144	58,374
IDI Insurance Company, Ltd.	1,364	86,374
Industrial Buildings Corp. (B)	23,362	33,699
Inrom Construction Industries, Ltd.	7,266	30,726
Israel Discount Bank, Ltd., Class A (B)	185,453	462,769
Jerusalem Oil Exploration (B)	2,191	113,124
Kamada, Ltd. (B)	6,944	30,945
Kerur Holdings, Ltd.	1,002	28,691
Klil Industries, Ltd.	300	26,633
Maabarot Products, Ltd.	1,244	22,562
Magic Software Enterprises, Ltd.	7,541	58,504
Matrix IT, Ltd.	11,209	113,752
Maytronics, Ltd.	8,943	38,527
Mazor Robotics, Ltd. (B)	10,643	253,296
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	31

	Shares	Value
Israel (continued)
Mediterranean Towers, Ltd.	8,003	$13,402
Mega Or Holdings, Ltd.	992	10,769
Melisron, Ltd.	4,255	215,559
Menorah Mivtachim Holdings, Ltd.	7,452	90,438
Migdal Insurance & Financial Holding, Ltd.	107,971	106,285
Mivtach Shamir Holdings, Ltd.	1,455	29,513
Naphtha Israel Petroleum Corp., Ltd. (B)	10,647	71,981
Nawi Brothers, Ltd.	4,870	25,900
Neto ME Holdings, Ltd.	407	36,951
Nova Measuring Instruments, Ltd. (B)	6,254	148,872
Oil Refineries, Ltd.	304,144	141,437
Partner Communications Company, Ltd. (B)	26,415	132,443
Paz Oil Company, Ltd.	1,390	221,306
Perion Network, Ltd. (B)	699	831
Plasson Industries, Ltd.	1,061	45,259
Rami Levy Chain Stores Hashikma Marketing 2006, Ltd.	1,546	75,064
Scope Metals Group, Ltd.	2,176	56,474
Shapir Engineering and Industry, Ltd.	16,608	53,836
Shikun & Binui, Ltd.	55,757	128,654
Shufersal, Ltd.	16,287	88,406
Strauss Group, Ltd.	8,025	148,385
Summit Real Estate Holdings, Ltd.	7,820	53,756
The Phoenix Holdings, Ltd. (B)	18,426	81,727
Tower Semiconductor, Ltd. (B)	10,765	318,960
Tower Semiconductor, Ltd. (Tel Aviv Stock Exchange) (B)	4,384	132,458
Union Bank of Israel, Ltd. (B)	5,355	26,926
Italy 4.2%		25,869,813
A2A SpA	407,075	684,363
ACEA SpA	12,874	186,174
Aeffe SpA (B)(C)	10,932	23,044
Amplifon SpA	28,149	407,941
Anima Holding SpA (D)	59,203	453,206
Ansaldo STS SpA (B)	27,927	365,802
Arnoldo Mondadori Editore SpA (B)	37,670	84,965
Ascopiave SpA	17,432	73,533
Astaldi SpA	16,735	107,382
Autogrill SpA	31,810	420,763
Azimut Holding SpA	30,101	636,201
Banca Carige SpA (B)(C)	14,180	3,891
Banca Finnat Euramerica SpA	29,383	14,048
Banca Generali SpA	15,513	513,290
Banca IFIS SpA	6,823	331,564
Banca Mediolanum SpA	45,281	383,572
Banca Monte dei Paschi di Siena SpA (A)(B)	1,513	27,161
Banca Popolare di Sondrio SCPA	120,253	500,016
32	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Italy (continued)
Banca Profilo SpA	54,501	$16,238
Banca Sistema SpA (D)	5,883	14,955
Banco BPM SpA (B)	308,547	1,175,888
Banco di Desio e della Brianza SpA	13,389	39,122
BasicNet SpA	7,065	31,523
BE	18,369	17,343
Biesse SpA	3,663	148,775
BPER Banca	136,098	768,683
Brembo SpA	39,175	611,197
Brunello Cucinelli SpA	6,285	188,791
Buzzi Unicem SpA	17,127	419,991
Cairo Communication SpA	24,706	112,553
Caltagirone Editore SpA (B)	5,211	7,473
Cembre SpA	1,340	32,353
Cementir Holding SpA	17,422	125,718
Cerved Information Solutions SpA	50,035	564,379
CIR-Compagnie Industriali Riunite SpA	122,709	179,705
Credito Emiliano SpA	19,880	169,970
Credito Valtellinese SpA (B)	30,798	142,668
Danieli & C Officine Meccaniche SpA	3,977	103,366
Datalogic SpA	5,394	177,880
DeA Capital SpA (B)	35,408	52,758
De'Longhi SpA	15,589	469,725
DiaSorin SpA	7,555	651,977
Ei Towers SpA	4,462	265,043
El.En. SpA	2,847	85,620
Elica SpA (B)	3,807	8,514
Emak SpA	19,156	35,351
ePrice SpA	3,924	16,239
ERG SpA	18,396	288,663
Esprinet SpA	6,709	49,671
Eurotech SpA (B)	10,718	16,602
Falck Renewables SpA	40,754	66,208
Fila SpA	765	16,941
Fincantieri SpA (B)	165,509	189,309
FinecoBank Banca Fineco SpA	49,335	424,769
FNM SpA	37,416	23,051
GEDI Gruppo Editoriale SpA (B)	54,336	46,520
Geox SpA (C)	22,422	89,637
Gruppo MutuiOnline SpA	5,093	81,207
Hera SpA	266,098	852,265
IMMSI SpA (B)	78,958	49,648
Industria Macchine Automatiche SpA	4,122	399,271
Infrastrutture Wireless Italiane SpA (D)	52,355	347,001
Intek Group SpA (B)	26,355	10,608
Interpump Group SpA	19,231	559,950
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	33

	Shares	Value
Italy (continued)
Iren SpA	223,727	$613,561
Italgas SpA	62,646	354,233
Italmobiliare SpA	2,419	68,028
Juventus Football Club SpA (B)	144,708	132,861
La Doria SpA	4,179	52,522
Maire Tecnimont SpA	28,602	173,783
MARR SpA	7,935	199,187
Mediaset SpA (B)	170,993	633,472
Moncler SpA	26,616	757,324
Nice SpA	3,458	13,991
OVS SpA (D)	34,229	256,001
Panariagroup Industrie Ceramiche SpA	1,941	12,304
Parmalat SpA	30,704	112,555
Piaggio & C SpA	36,407	110,321
Prelios SpA (B)	11,532	1,601
Prima Industrie SpA	1,462	70,764
Prysmian SpA	24,365	768,007
RAI Way SpA (D)	4,221	23,107
Reno de Medici SpA	56,822	37,063
Reply SpA	1,073	245,798
Retelit SpA (B)(C)	39,468	64,019
Rizzoli Corriere Della Sera Mediagroup SpA (B)	13,829	20,924
Sabaf SpA	1,856	37,573
SAES Getters SpA	1,603	34,708
Safilo Group SpA (B)	8,864	57,544
Saipem SpA (B)	155,937	579,690
Salini Impregilo SpA	63,047	221,637
Salvatore Ferragamo SpA	12,729	366,050
Saras SpA	116,451	287,304
SAVE SpA	6,310	157,714
Servizi Italia SpA	3,687	19,909
Snaitech SpA (B)(C)	17,023	30,990
Societa Cattolica di Assicurazioni SCRL	49,475	425,386
Societa Iniziative Autostradali e Servizi SpA	16,402	245,188
Sogefi SpA (B)	10,059	52,397
SOL SpA	7,845	99,125
Tamburi Investment Partners SpA	15,384	106,234
Tiscali SpA (B)	444,668	20,665
Tod's SpA	3,519	251,837
TREVI - Finanziaria Industriale SpA (B)	16,225	14,336
TXT e-solutions SpA	2,388	32,811
Unione di Banche Italiane SpA	228,166	1,057,271
Unipol Gruppo Finanziario SpA	152,365	660,026
UnipolSai Assicurazioni SpA	137,555	312,597
Vittoria Assicurazioni SpA	8,105	107,198
Yoox Net-A-Porter Group SpA (B)	15,565	513,057
34	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Italy (continued)
Zignago Vetro SpA	10,467	$95,105
Japan 23.5%		144,396,062
A&D Company, Ltd.	5,600	25,412
Access Company, Ltd. (B)(C)	10,000	86,291
Achilles Corp.	4,400	87,700
Adastria Company, Ltd.	7,140	157,715
ADEKA Corp.	23,791	405,355
Advan Company, Ltd.	5,000	42,018
Advance Create Company, Ltd.	1,600	28,499
Advanex, Inc.	1,000	21,371
Aeon Delight Company, Ltd.	3,300	117,466
Aeon Fantasy Company, Ltd.	1,900	63,808
Aeon Hokkaido Corp.	5,400	30,800
Aeria, Inc. (B)(C)	1,000	22,257
Agro-kanesho Company, Ltd.	2,700	44,542
Ahresty Corp.	5,600	46,973
Ai Holdings Corp.	8,700	221,041
Aica Kogyo Company, Ltd.	12,800	422,263
Aichi Corp.	8,400	57,330
Aichi Steel Corp.	3,800	149,035
Aichi Tokei Denki Company, Ltd.	600	21,343
Aida Engineering, Ltd.	12,900	137,807
Aiphone Company, Ltd.	3,100	51,220
Airport Facilities Company, Ltd.	6,300	35,206
Aisan Industry Company, Ltd.	12,500	111,987
AIT Corp.	1,500	14,823
Aizawa Securities Company, Ltd.	9,500	64,683
Ajis Company, Ltd.	1,600	35,280
Akebono Brake Industry Company, Ltd. (B)	25,300	80,528
Albis Company, Ltd.	1,500	57,764
Alconix Corp. (C)	6,400	101,193
Alinco, Inc.	4,200	50,609
Alpen Company, Ltd.	4,900	97,851
Alpha Corp. (C)	1,500	31,714
Alpha Systems, Inc.	1,120	22,420
Alpine Electronics, Inc.	10,415	192,510
Alps Logistics Company, Ltd.	4,500	34,090
Altech Corp. (C)	1,800	58,845
Amano Corp.	16,500	386,706
Amiyaki Tei Company, Ltd. (C)	900	39,134
Amuse, Inc.	2,400	62,334
Anest Iwata Corp.	8,400	79,562
Anicom Holdings, Inc. (C)	3,300	86,572
Anritsu Corp.	38,797	308,863
AOI Electronics Company, Ltd.	700	29,666
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	35

	Shares	Value
Japan (continued)
AOI TYO Holdings, Inc.	4,710	$45,299
AOKI Holdings, Inc.	11,200	149,167
Aoyama Trading Company, Ltd.	12,900	472,860
Aoyama Zaisan Networks Company, Ltd.	1,100	12,941
Apamanshop Holdings Company, Ltd. (C)	1,500	10,859
Arakawa Chemical Industries, Ltd.	5,500	127,726
Arata Corp.	2,800	126,274
Araya Industrial Company, Ltd.	12,000	23,025
Arcland Sakamoto Company, Ltd.	7,200	102,258
Arcland Service Company, Ltd.	3,200	59,728
Arcs Company, Ltd.	9,684	217,066
Ardepro Company, Ltd. (B)(C)	38,000	47,090
Arealink Company, Ltd.	2,600	43,868
Argo Graphics, Inc.	1,400	37,674
Ariake Japan Company, Ltd.	2,500	183,842
Arisawa Manufacturing Company, Ltd.	9,300	85,094
Arrk Corp. (B)(C)	24,300	24,150
Artnature, Inc.	4,100	26,569
ArtSpark Holdings, Inc.	500	5,811
As One Corp.	1,800	98,737
Asahi Broadcasting Corp.	2,400	18,870
Asahi Company, Ltd.	4,200	47,035
Asahi Diamond Industrial Company, Ltd.	14,000	122,864
Asahi Holdings, Inc.	7,600	159,356
Asahi Kogyosha Company, Ltd.	1,300	39,804
Asahi Net, Inc.	3,000	14,186
Asahi Printing Company, Ltd.	700	16,936
ASAHI YUKIZAI CORP.	19,000	49,991
Asante, Inc.	1,400	23,758
Asanuma Corp.	17,000	49,542
Asatsu-DK, Inc.	7,700	207,588
Ashimori Industry Company, Ltd. (C)	16,000	44,865
Asia Pile Holdings Corp.	6,400	35,724
ASKA Pharmaceutical Company, Ltd.	5,900	92,083
ASKUL Corp.	4,900	147,951
Asti Corp.	2,000	15,226
Asukanet Company, Ltd. (C)	1,300	18,473
Asunaro Aoki Construction Company, Ltd.	5,600	47,695
Ateam, Inc.	2,800	73,526
Atom Corp. (C)	20,700	154,866
Atsugi Company, Ltd.	52,000	60,170
Autobacs Seven Company, Ltd.	18,000	297,034
Avex Group Holdings, Inc.	9,400	128,884
Axell Corp.	1,700	11,514
Axial Retailing, Inc.	3,800	155,472
Bando Chemical Industries, Ltd.	9,500	93,953
36	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
Belc Company, Ltd.	2,700	$130,812
Bell System24 Holdings, Inc.	4,500	47,272
Belluna Company, Ltd.	12,200	125,184
Benefit One, Inc.	3,800	160,847
Bic Camera, Inc. (C)	21,600	257,663
Biofermin Pharmaceutical Company, Ltd.	1,500	39,563
BML, Inc.	5,600	120,185
Bookoff Corp.	2,900	21,512
BP Castrol KK	1,900	32,721
BR Holdings Corp.	4,800	18,048
Broadband Tower, Inc. (C)	13,500	26,777
Broadleaf Company, Ltd.	10,200	76,031
BRONCO BILLY Company, Ltd (C)	2,300	57,520
Bunka Shutter Company, Ltd.	15,300	116,342
C Uyemura & Company, Ltd.	2,000	121,546
CAC Holdings Corp.	4,000	37,429
Can Do Company, Ltd.	2,700	42,884
Canon Electronics, Inc.	5,500	110,498
Capcom Company, Ltd.	10,700	266,827
Career Design Center Company, Ltd.	200	2,766
Carlit Holdings Company, Ltd.	4,600	27,236
Cawachi, Ltd.	4,800	116,611
Central Automotive Products, Ltd.	1,300	18,762
Central Glass Company, Ltd.	53,432	224,593
Central Security Patrols Company, Ltd. (C)	2,100	39,942
Central Sports Company, Ltd.	1,500	57,920
Chilled & Frozen Logistics Holdings Company, Ltd.	1,000	12,003
CHIMNEY Company, Ltd.	1,300	34,571
Chino Corp.	1,500	16,703
Chiyoda Company, Ltd.	4,100	104,045
Chiyoda Corp. (C)	10,000	52,088
Chiyoda Integre Company, Ltd.	3,100	65,146
Chofu Seisakusho Company, Ltd.	3,500	85,650
Chori Company, Ltd.	3,300	60,833
Chubu Shiryo Company, Ltd.	5,200	87,853
Chudenko Corp.	5,600	152,973
Chuetsu Pulp & Paper Company, Ltd.	30,000	61,698
Chugai Mining Company, Ltd. (B)	34,900	11,145
Chugai Ro Company, Ltd.	17,000	33,919
Chugoku Marine Paints, Ltd.	19,400	161,433
Chuo Gyorui Company, Ltd.	3,000	7,781
Chuo Spring Company, Ltd.	1,000	3,229
CI Takiron Corp.	8,000	47,120
Ci:z Holdings Company, Ltd.	5,900	231,819
Citizen Watch Company, Ltd.	50,500	357,760
CKD Corp.	12,500	211,866
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	37

	Shares	Value
Japan (continued)
Clarion Company, Ltd.	26,000	$101,190
Cleanup Corp.	5,300	42,630
CMIC Holdings Company, Ltd.	2,300	32,699
CMK Corp.	13,100	128,415
cocokara fine, Inc.	4,030	222,771
Coco's Japan Company, Ltd.	1,200	24,954
COLOPL, Inc.	3,000	37,054
Colowide Company, Ltd. (C)	13,000	238,783
Computer Engineering & Consulting, Ltd. (C)	3,700	74,866
Computer Institute of Japan, Ltd.	3,500	20,260
Comture Corp.	800	41,330
CONEXIO Corp.	3,500	59,796
COOKPAD, Inc. (C)	13,000	91,042
Core Corp.	800	11,857
Corona Corp.	3,900	41,790
Cosel Company, Ltd.	5,400	72,132
Cosmo Energy Holdings Company, Ltd.	15,763	326,879
Cota Company, Ltd.	1,100	12,712
CRE, Inc.	800	11,728
Create Medic Company, Ltd.	1,300	12,040
Create Restaurants Holdings, Inc.	7,500	76,467
Create SD Holdings Company, Ltd.	6,400	166,348
Creek & River Company, Ltd. (C)	2,700	31,766
Cresco, Ltd.	1,400	54,474
CROOZ, Inc. (C)	1,900	40,444
CTI Engineering Company, Ltd.	4,100	38,879
CTS Company, Ltd.	2,700	19,025
Cybozu, Inc.	3,200	14,467
D.A. Consortium Holdings, Inc.	4,800	73,440
Dai Nippon Toryo Company, Ltd.	33,000	102,808
Daibiru Corp.	12,100	127,088
Dai-Dan Company, Ltd.	7,000	80,618
Daido Kogyo Company, Ltd.	12,000	36,379
Daido Metal Company, Ltd.	7,900	68,748
Daidoh, Ltd.	7,200	29,025
Daihatsu Diesel Manufacturing Company, Ltd.	5,200	33,655
Daihen Corp.	24,000	208,546
Daiho Corp.	19,000	86,748
Daiichi Jitsugyo Company, Ltd.	16,000	88,715
Daiichi Kigenso Kagaku-Kogyo Company, Ltd.	5,000	62,622
Dai-ichi Seiko Company, Ltd.	1,800	40,792
Daiichikosho Company, Ltd.	300	14,562
Daiken Corp.	4,000	92,119
Daiken Medical Company, Ltd.	2,900	20,328
Daiki Aluminium Industry Company, Ltd.	8,000	58,668
Daikoku Denki Company, Ltd.	2,700	41,416
38	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
Daikokutenbussan Company, Ltd.	1,600	$77,572
Daikyo, Inc.	79,144	154,868
Daikyonishikawa Corp.	5,700	88,826
Dainichi Company, Ltd.	2,100	15,532
Dainichiseika Color & Chemicals Manufacturing Company, Ltd.	17,000	167,068
Daio Paper Corp.	17,900	219,537
Daiseki Company, Ltd.	9,500	227,035
Daiseki Eco. Solution Company, Ltd. (C)	1,320	16,021
Daishinku Corp.	2,600	42,902
Daisue Construction Company, Ltd.	2,300	21,136
Daisyo Corp.	2,100	32,736
Daito Pharmaceutical Company, Ltd.	2,750	69,751
Daitron Company, Ltd.	2,000	33,850
Daiwa Industries, Ltd.	6,000	64,885
Daiwabo Holdings Company, Ltd.	43,000	173,139
DCM Holdings Company, Ltd.	25,020	225,276
Denka Company, Ltd.	63,000	401,285
Denki Kogyo Company, Ltd.	15,000	77,991
Denyo Company, Ltd.	3,800	65,387
Descente, Ltd.	9,900	127,150
Dexerials Corp.	9,900	136,526
Digital Arts, Inc.	2,800	111,871
Dip Corp.	5,200	109,345
DKS Company, Ltd.	14,000	75,226
DMG Mori Company, Ltd.	19,200	313,430
Doshisha Company, Ltd.	6,500	134,054
Doutor Nichires Holdings Company, Ltd.	7,693	167,277
Drecom Company, Ltd. (B)(C)	1,700	20,742
DSB Company, Ltd.	2,200	13,470
DTS Corp.	5,400	152,131
Dunlop Sports Company, Ltd.	2,300	29,686
Duskin Company, Ltd.	9,700	280,205
DyDo Group Holdings, Inc.	1,200	60,697
Dynic Corp.	1,000	1,857
Eagle Industry Company, Ltd.	6,600	117,319
Earth Chemical Company, Ltd.	2,500	120,084
Ebara Jitsugyo Company, Ltd.	1,300	18,769
Eco's Company, Ltd.	1,000	10,034
EDION Corp. (C)	17,700	170,345
EF-ON, INC.	3,400	37,566
eGuarantee, Inc. (C)	1,200	34,038
E-Guardian, Inc. (C)	1,100	22,952
Eidai Company, Ltd.	8,000	38,503
Eiken Chemical Company, Ltd.	3,500	117,686
Eizo Corp.	4,400	184,132
Elecom Company, Ltd.	4,600	96,516
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	39

	Shares	Value
Japan (continued)
Elematec Corp.	2,700	$49,756
EM Systems Company, Ltd.	2,000	39,067
Endo Lighting Corp.	3,000	38,174
Eneres Company, Ltd. (B)(C)	2,400	12,053
Enigmo, Inc. (B)(C)	1,300	20,142
en-japan, Inc.	5,900	206,576
Enplas Corp.	2,400	103,943
Enshu, Ltd. (B)(C)	18,000	23,397
EPS Holdings, Inc.	8,400	164,505
eRex Company, Ltd. (C)	8,000	76,493
ES-Con Japan, Ltd. (C)	6,400	26,628
Escrow Agent Japan Company, Ltd.	800	27,634
ESPEC Corp.	5,500	104,679
Evolable Asia Corp. (B)	500	11,600
Excel Company, Ltd. (C)	1,400	21,925
Exedy Corp.	7,800	233,934
F@N Communications, Inc.	11,600	121,845
Faith, Inc.	510	5,890
FALCO HOLDINGS Company, Ltd.	2,000	28,866
FCC Company, Ltd.	8,400	181,683
FDK Corp. (B)(C)	25,000	37,885
Feed One Holdings Company, Ltd.	21,840	46,760
Ferrotec Holdings Corp.	8,400	130,803
FFRI, Inc. (B)	600	23,846
FIDEA Holdings Company, Ltd.	65,406	111,288
Fields Corp.	4,000	41,150
Financial Products Group Company, Ltd.	16,800	185,390
FINDEX, Inc. (C)	3,900	30,160
First Juken Company, Ltd.	1,100	16,921
Fixstars Corp. (C)	400	13,420
FJ Next Company, Ltd.	5,300	46,280
Flight Holdings, Inc. (B)	1,400	12,588
Foster Electric Company, Ltd.	6,800	143,200
FP Corp.	5,800	300,681
France Bed Holdings Company, Ltd.	5,200	48,289
Freebit Company, Ltd. (C)	1,500	12,440
Freund Corp. (C)	3,000	45,180
F-Tech, Inc.	3,400	53,171
FTGroup Company, Ltd. (C)	3,900	32,878
Fudo Tetra Corp.	42,200	70,685
Fuji Company, Ltd.	5,000	124,350
Fuji Corp. (C)	1,900	35,669
Fuji Corp., Ltd. (C)	7,900	56,871
Fuji Kiko Company, Ltd.	7,000	46,856
Fuji Kosan Company, Ltd.	1,100	6,055
Fuji Kyuko Company, Ltd.	10,000	109,348
40	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
Fuji Oil Company, Ltd	13,800	$47,261
Fuji Oil Holdings, Inc.	14,900	418,570
Fuji Pharma Company, Ltd.	2,200	76,134
Fuji Seal International, Inc.	10,800	327,438
Fuji Soft, Inc.	5,500	164,884
Fujibo Holdings, Inc.	2,800	85,740
Fujicco Company, Ltd.	4,000	98,921
Fujikura Kasei Company, Ltd.	7,000	40,531
Fujikura Rubber, Ltd.	6,700	54,004
Fujikura, Ltd.	56,100	456,452
Fujimi, Inc.	4,100	88,756
Fujimori Kogyo Company, Ltd.	3,900	138,344
Fujio Food System Company, Ltd.	2,800	44,550
Fujisash Company, Ltd.	26,500	25,085
Fujishoji Company, Ltd.	2,400	26,163
Fujita Kanko, Inc. (C)	1,600	53,081
Fujitec Company, Ltd.	14,000	202,056
Fujitsu Frontech, Ltd.	3,400	67,123
Fujitsu General, Ltd.	4,500	94,352
Fujiya Company, Ltd.	2,100	46,409
FuKoKu Company, Ltd.	3,000	29,530
Fukuda Corp.	1,200	65,866
Fukui Computer Holdings, Inc.	1,700	56,892
Fukushima Industries Corp.	3,700	138,005
Fukuyama Transporting Company, Ltd.	32,000	195,976
FULLCAST Holdings Company, Ltd.	6,200	115,659
Fumakilla, Ltd. (C)	4,000	32,477
Funai Electric Company, Ltd. (C)	6,200	47,416
Funai Soken Holdings, Inc.	6,820	217,849
Furukawa Company, Ltd.	75,000	128,925
Furuno Electric Company, Ltd.	7,700	47,022
Furusato Industries, Ltd.	3,100	49,780
Furuya Metal Company, Ltd.	700	21,501
Furyu Corp.	2,500	25,334
Fuso Chemical Company, Ltd.	4,100	127,840
Fuso Pharmaceutical Industries, Ltd.	1,900	48,253
Futaba Corp.	9,557	176,936
Futaba Industrial Company, Ltd.	14,300	142,415
Future Corp.	6,000	51,412
Fuyo General Lease Company, Ltd.	4,600	278,811
G-7 Holdings, Inc.	1,300	26,433
Gakken Company, Ltd.	1,300	37,421
Gakkyusha Company, Ltd.	2,400	35,082
Gakujo Company, Ltd.	800	9,017
GCA Savvian Corp.	5,100	44,775
Gecoss Corp.	3,700	40,921
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	41

	Shares	Value
Japan (continued)
Genki Sushi Company, Ltd.	1,600	$37,185
Genky Stores, Inc. (C)	1,400	60,687
Geo Holdings Corp.	10,500	148,893
Geostr Corp. (C)	4,600	40,583
Gfoot Company, Ltd. (C)	3,500	24,818
Giken, Ltd. (C)	2,000	54,510
GLOBERIDE, Inc. (C)	2,800	49,941
Glory, Ltd.	11,100	377,794
GMO Click Holdings, Inc. (C)	5,500	35,979
GMO Cloud K.K. (C)	800	23,342
GMO Internet, Inc.	17,500	227,093
GMO Payment Gateway, Inc.	4,200	268,564
Godo Steel, Ltd.	3,000	57,138
Gokurakuyu Holdings Company, Ltd.	1,600	11,526
Goldcrest Company, Ltd.	6,270	143,084
Grandy House Corp.	3,100	11,682
Gree, Inc.	26,700	195,235
GS Yuasa Corp.	88,000	437,306
GSI Creos Corp.	11,000	17,025
G-Tekt Corp.	5,000	96,426
Gun-Ei Chemical Industry Company, Ltd.	1,400	48,121
Gunosy, Inc. (B)	1,300	41,396
Gunze, Ltd.	43,000	192,032
Gurunavi, Inc.	6,800	101,539
H2O Retailing Corp.	12,200	220,097
HABA Laboratories, Inc.	400	15,007
Hagihara Industries, Inc.	1,500	44,795
Hagiwara Electric Company, Ltd.	2,200	50,932
Hakuto Company, Ltd.	5,200	76,824
Hakuyosha Company, Ltd.	200	6,362
Halows Company, Ltd.	1,900	41,291
Hamakyorex Company, Ltd.	4,400	114,563
Handsman Company, Ltd.	1,300	18,690
HANEDA ZENITH HOLDINGS Company, Ltd.	7,200	23,791
Hanwa Company, Ltd.	44,000	296,061
Happinet Corp.	4,100	69,197
Hard Off Corporation Company, Ltd. (C)	2,200	22,686
Harima Chemicals, Inc.	4,300	35,032
Haruyama Holdings, Inc.	2,700	24,419
Hayashikane Sangyo Company, Ltd.	1,900	15,533
Hazama Ando Corp.	43,600	307,574
Hearts United Group Company, Ltd. (C)	3,200	44,996
Heiwa Corp.	1,700	33,898
Heiwa Real Estate Company, Ltd.	10,200	175,593
Heiwado Company, Ltd.	7,700	179,763
Helios Techno Holding Company, Ltd.	2,700	17,859
42	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
Hibino Corp.	700	$13,428
Hibiya Engineering, Ltd.	5,400	110,918
Hiday Hidaka Corp.	4,642	133,980
HI-LEX CORP.	6,400	169,015
Himaraya Company, Ltd.	600	5,127
Hioki EE Corp.	2,600	52,876
Hirakawa Hewtech Corp.	2,200	31,557
Hiramatsu, Inc.	7,300	41,067
Hirano Tecseed Company, Ltd.	700	10,906
Hirata Corp. (C)	1,100	113,346
Hiroshima Gas Company, Ltd.	12,400	40,749
HIS Company, Ltd.	9,300	312,202
Hisaka Works, Ltd.	5,900	52,400
Hitachi Kokusai Electric, Inc.	10,700	272,104
Hitachi Maxell, Ltd.	6,800	162,490
Hitachi Zosen Corp.	44,880	222,371
Hito Communications, Inc.	600	10,696
Hochiki Corp. (C)	4,600	84,473
Hodogaya Chemical Company, Ltd.	1,600	105,199
Hogy Medical Company, Ltd.	2,800	198,004
Hokkaido Coca-Cola Bottling Company, Ltd.	1,000	6,484
Hokkaido Electric Power Company, Inc.	46,200	352,397
Hokkaido Gas Company, Ltd.	19,000	47,713
Hokkan Holdings, Ltd.	17,000	65,116
Hokko Chemical Industry Company, Ltd.	5,000	28,181
Hokuetsu Industries Company, Ltd. (C)	4,900	44,973
Hokuetsu Kishu Paper Company, Ltd.	35,000	232,885
Hokuhoku Financial Group, Inc.	16,400	251,358
Hokuriku Electric Industry Company, Ltd.	13,000	17,152
Hokuriku Electric Power Company	29,700	283,009
Hokuriku Electrical Construction Company, Ltd.	1,600	14,016
Hokuto Corp.	6,700	120,077
Honda Tsushin Kogyo Company, Ltd.	1,600	25,015
H-One Company, Ltd.	6,500	67,246
Honeys Holdings Company, Ltd.	3,760	42,360
Hoosiers Holdings	8,400	76,682
Hosiden Corp.	16,000	268,607
Hosokawa Micron Corp.	1,400	70,962
Howa Machinery, Ltd. (C)	3,200	24,458
IBJ Leasing Company, Ltd.	7,600	194,175
IBJ, Inc.	2,600	18,288
Ichibanya Company, Ltd. (C)	2,500	102,372
Ichigo, Inc.	50,000	161,591
Ichiken Company, Ltd.	8,000	39,398
Ichikoh Industries, Ltd.	7,000	46,627
Ichinen Holdings Company, Ltd.	3,800	49,649
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	43

	Shares	Value
Japan (continued)
Ichiyoshi Securities Company, Ltd.	10,700	$100,629
Icom, Inc.	2,800	64,592
Idec Corp.	7,800	137,436
IDOM, Inc. (C)	17,400	113,621
IGNIS, Ltd. (B)	500	17,209
Ihara Science Corp.	600	10,712
Iino Kaiun Kaisha, Ltd.	25,700	113,897
IJT Technology Holdings Company, Ltd.	5,760	41,850
Ikegami Tsushinki Company, Ltd. (C)	19,000	26,992
Imagica Robot Holdings, Inc.	2,700	20,264
Imasen Electric Industrial	5,200	60,174
Imperial Hotel, Ltd.	1,600	31,201
Inaba Denki Sangyo Company, Ltd.	6,500	265,623
Inaba Seisakusho Company, Ltd.	1,900	24,100
Inabata & Company, Ltd.	12,400	178,259
Inageya Company, Ltd.	7,800	133,563
Ines Corp.	7,100	64,570
I-Net Corp. (C)	2,200	27,864
Infocom Corp.	2,800	70,458
Infomart Corp.	17,800	130,414
Information Services International-Dentsu, Ltd.	3,200	71,196
Innotech Corp.	6,900	50,611
Intage Holdings, Inc.	4,700	105,927
Internet Initiative Japan, Inc.	8,700	162,937
Inui Global Logistics Company, Ltd.	4,890	33,739
Investors Cloud Company, Ltd.	500	26,444
I-O Data Device, Inc. (C)	1,900	19,188
Iriso Electronics Company, Ltd.	4,200	206,972
Ise Chemical Corp.	3,000	14,118
Iseki & Company, Ltd.	4,900	101,245
Ishihara Sangyo Kaisha, Ltd. (B)	11,500	155,431
Ishii Iron Works Company, Ltd.	900	13,669
Istyle, Inc.	5,100	29,940
Itfor, Inc.	6,100	33,697
Itochu Enex Company, Ltd.	11,400	114,204
Itochu-Shokuhin Company, Ltd.	1,400	61,961
Itoki Corp.	11,100	86,607
Itokuro, Inc. (B)	300	15,952
IwaiCosmo Holdings, Inc.	5,200	60,404
Iwaki & Company, Ltd.	9,000	35,437
Iwasaki Electric Company, Ltd.	30,000	53,310
Iwatani Corp.	45,000	273,262
Iwatsu Electric Company, Ltd.	18,000	14,075
Izutsuya Company, Ltd. (B)	2,500	10,191
J Trust Company, Ltd.	18,200	160,297
JAC Recruitment Company, Ltd.	2,500	37,421
44	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
Jaccs Company, Ltd.	43,000	$213,350
Jafco Company, Ltd.	2,700	123,660
Jalux, Inc.	1,500	36,579
Jamco Corp.	2,600	57,029
Janome Sewing Machine Company, Ltd.	5,800	41,077
Japan Asia Group, Ltd.	6,100	23,065
Japan Asset Marketing Company, Ltd. (B)(C)	62,100	71,750
Japan Aviation Electronics Industry, Ltd.	11,000	182,388
Japan Cash Machine Company, Ltd.	3,800	40,335
Japan Display, Inc. (B)(C)	94,000	169,779
Japan Drilling Company, Ltd. (B)(C)	1,200	22,682
Japan Foundation Engineering Company, Ltd.	8,200	28,680
Japan Lifeline Company, Ltd.	3,300	169,484
Japan Material Company, Ltd.	4,200	103,185
Japan Medical Dynamic Marketing, Inc.	3,400	30,412
Japan Oil Transportation Company, Ltd.	600	15,400
Japan Petroleum Exploration Company, Ltd.	5,200	99,960
Japan Property Management Center Company, Ltd. (C)	2,900	41,552
Japan Pulp & Paper Company, Ltd.	24,000	100,925
Japan Radio Company, Ltd.	3,600	48,063
Japan Securities Finance Company, Ltd.	31,500	164,058
Japan Transcity Corp.	12,000	43,942
Jastec Company, Ltd.	2,100	25,176
JBCC Holdings, Inc.	4,900	45,794
JCU Corp.	3,000	133,978
Jeol, Ltd.	21,000	99,131
Jimoto Holdings, Inc.	15,700	27,999
JINS, Inc.	2,900	170,450
JK Holdings Company, Ltd.	3,600	26,581
JMS Company, Ltd.	7,000	20,946
Joban Kosan Company, Ltd.	2,000	33,811
J-Oil Mills, Inc.	3,000	108,930
Joshin Denki Company, Ltd.	8,000	124,449
JP-Holdings, Inc. (C)	14,400	42,562
JSP Corp.	5,300	159,706
Juki Corp.	7,100	101,170
Justsystems Corp.	8,900	199,378
JVC Kenwood Corp.	45,628	121,339
K&O Energy Group, Inc.	4,100	66,290
kabu.com Securities Company, Ltd.	33,900	104,914
Kadokawa Dwango Corp.	11,457	134,047
Kaga Electronics Company, Ltd.	5,300	141,438
Kakiyasu Honten Company, Ltd.	2,100	37,449
Kameda Seika Company, Ltd.	3,000	136,867
Kamei Corp.	8,200	121,575
Kanaden Corp.	4,000	41,641
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	45

	Shares	Value
Japan (continued)
Kanagawa Chuo Kotsu Company, Ltd.	8,000	$52,770
Kanamoto Company, Ltd.	6,500	231,717
Kandenko Company, Ltd.	27,000	289,724
Kaneko Seeds Company, Ltd.	1,600	21,703
Kanematsu Corp.	93,000	219,366
Kanematsu Electronics, Ltd.	3,300	92,860
Kansai Urban Banking Corp.	7,200	86,879
Kanto Denka Kogyo Company, Ltd.	9,300	90,567
Kappa Create Company, Ltd. (B)	1,700	19,669
Kasai Kogyo Company, Ltd.	7,000	100,239
Katakura Industries Company, Ltd.	5,900	67,628
Kato Sangyo Company, Ltd.	6,000	176,922
Kato Works Company, Ltd.	3,100	98,694
KAWADA TECHNOLOGIES, Inc.	1,300	69,687
Kawai Musical Instruments Manufacturing Company, Ltd.	1,700	36,224
Kawasaki Kisen Kaisha, Ltd. (B)(C)	231,000	626,590
Kawasumi Laboratories, Inc.	3,500	23,579
Keihanshin Building Company, Ltd.	12,400	78,446
Keihin Company, Ltd.	10,000	14,468
Keihin Corp.	11,300	186,058
Keiyo Company, Ltd.	9,700	66,305
Kenedix, Inc.	23,700	113,905
Kenko Mayonnaise Company, Ltd.	2,400	62,331
Key Coffee, Inc.	4,300	86,851
KFC Holdings Japan, Ltd.	3,500	64,587
KI Holdings Company, Ltd. (B)	3,000	7,400
Kimoto Company, Ltd. (C)	15,600	33,550
Kimura Chemical Plants Company, Ltd.	2,700	10,342
Kimura Unity Company, Ltd.	100	1,050
King Jim Company, Ltd.	3,700	34,255
Kintetsu Department Store Company, Ltd. (B)	900	30,262
Kintetsu World Express, Inc.	7,900	127,983
Kissei Pharmaceutical Company, Ltd.	4,200	106,818
Kitagawa Iron Works Company, Ltd.	2,800	63,839
Kitano Construction Corp.	15,000	60,116
Kito Corp.	5,100	59,565
Kitz Corp.	20,900	168,229
KLab, Inc. (B)(C)	7,500	132,102
KNT-CT Holdings Company, Ltd. (B)	32,000	64,642
Koa Corp.	7,400	138,094
Koatsu Gas Kogyo Company, Ltd.	7,300	54,922
Kobe Bussan Company, Ltd.	1,600	82,554
Kobe Electric Railway Company, Ltd. (B)	11,000	40,957
Kobelco Eco-Solutions Company, Ltd.	6,000	23,090
Kogi Corp.	6,000	12,285
Kohnan Shoji Company, Ltd.	7,300	136,888
46	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
Kohsoku Corp.	3,200	$34,378
Koike Sanso Kogyo Company, Ltd.	5,000	13,438
Kojima Company, Ltd. (B)	9,900	36,505
Kokusai Company, Ltd.	2,400	25,140
Kokuyo Company, Ltd.	22,673	361,054
KOMAIHALTEC, Inc.	1,200	25,788
Komatsu Seiren Company, Ltd.	6,700	53,920
Komatsu Wall Industry Company, Ltd.	2,000	36,785
Komehyo Company, Ltd.	2,000	31,698
Komeri Company, Ltd.	7,800	226,662
Komori Corp.	13,524	166,946
Konaka Company, Ltd.	6,300	33,998
Kondotec, Inc.	4,700	45,456
Konishi Company, Ltd.	7,500	130,766
Konoike Transport Company, Ltd.	7,900	112,040
Konoshima Chemical Company, Ltd. (C)	1,000	17,704
Kosaido Company, Ltd. (B)	3,700	11,849
Koshidaka Holdings Company, Ltd.	1,800	53,371
Kotobuki Spirits Company, Ltd.	4,900	163,408
Kourakuen Corp.	2,900	46,097
Krosaki Harima Corp.	17,000	84,474
KRS Corp.	1,800	48,665
K's Holdings Corp. (C)	14,000	312,941
Ku Holdings Company, Ltd.	1,700	14,660
Kumagai Gumi Company, Ltd.	81,000	253,818
Kumiai Chemical Industry Company, Ltd.	23,190	138,748
Kura Corp.	2,800	153,939
Kurabo Industries, Ltd.	50,000	129,043
Kureha Corp.	3,600	185,324
Kurimoto, Ltd.	3,600	72,835
Kuriyama Holdings Corp.	900	15,463
Kuroda Electric Company, Ltd.	8,500	149,707
Kusuri no Aoki Holdings Company, Ltd.	4,100	231,667
KVK Corp.	3,000	21,137
KYB Corp.	54,000	299,632
Kyodo Printing Company, Ltd.	22,000	74,021
Kyoei Steel, Ltd.	7,300	111,901
Kyokuto Boeki Kaisha, Ltd.	10,000	29,115
Kyokuto Kaihatsu Kogyo Company, Ltd.	8,100	123,667
Kyokuto Securities Company, Ltd.	6,300	90,583
Kyokuyo Company, Ltd.	2,800	85,601
KYORIN Holdings, Inc.	10,600	223,630
Kyoritsu Maintenance Company, Ltd.	6,080	169,330
Kyoritsu Printing Company, Ltd.	9,100	28,659
Kyosan Electric Manufacturing Company, Ltd.	12,000	62,446
Kyowa Electronics Instruments Company, Ltd.	8,000	30,585
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	47

	Shares	Value
Japan (continued)
Kyowa Exeo Corp.	23,400	$441,050
Kyudenko Corp.	7,800	317,275
Kyushu Financial Group, Inc.	50,680	308,583
LAC Company, Ltd.	4,100	50,501
Lacto Japan Company, Ltd. (C)	700	27,284
Laox Company, Ltd. (B)(C)	12,200	54,738
Lasertec Corp.	9,400	170,330
LEC, Inc. (C)	2,000	58,461
Leopalace21 Corp.	65,000	476,517
Life Corp.	3,500	88,368
LIFULL Company, Ltd.	13,100	108,506
Like Company, Ltd.	800	13,813
Linical Company, Ltd.	3,200	47,556
Link And Motivation, Inc. (C)	8,500	60,062
Lintec Corp.	12,300	329,682
Lonseal Corp.	500	11,153
Look, Inc. (C)	9,000	32,760
M&A Capital Partners Company, Ltd. (B)(C)	1,500	70,529
Macnica Fuji Electronics Holdings, Inc.	9,300	163,723
Maeda Corp.	31,000	379,104
Maeda Kosen Company, Ltd.	4,900	74,023
Maeda Road Construction Company, Ltd.	16,000	322,023
Maezawa Kasei Industries Company, Ltd.	2,000	22,507
Maezawa Kyuso Industries Company, Ltd.	2,500	38,105
Makino Milling Machine Company, Ltd.	23,575	185,226
Mamezou Holdings Company, Ltd.	3,200	31,903
Mamiya-Op Company, Ltd.	2,000	21,726
Mandom Corp.	1,770	106,341
Mani, Inc.	6,200	143,935
Mars Engineering Corp.	2,800	58,553
Marubun Corp.	5,600	41,736
Marudai Food Company, Ltd.	27,000	128,554
Marufuji Sheet Piling Company, Ltd.	3,000	9,309
Maruha Nichiro Corp.	10,681	310,065
Maruka Machinery Company, Ltd.	1,000	17,225
Marusan Securities Company, Ltd.	12,261	103,738
Maruwa Company, Ltd.	2,500	135,948
Maruwa Unyu Kikan Company, Ltd. (C)	1,500	62,141
Maruyama Manufacturing Company, Inc.	900	14,830
Maruzen CHI Holdings Company, Ltd. (B)	1,000	3,204
Maruzen Company, Ltd.	2,000	32,483
Maruzen Showa Unyu Company, Ltd.	14,000	63,509
Marvelous, Inc. (C)	7,900	71,830
Matsuda Sangyo Company, Ltd.	4,620	68,746
Matsui Construction Company, Ltd.	8,500	76,188
Matsui Securities Company, Ltd.	5,400	41,337
48	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
Matsuya Company, Ltd.	6,100	$53,156
Matsuya Foods Company, Ltd.	2,200	81,468
Max Company, Ltd.	8,000	104,977
Maxvalu Tokai Company, Ltd.	1,300	24,727
MCJ Company, Ltd.	8,000	93,625
MEC Company, Ltd. (C)	4,900	72,064
Media Do Company, Ltd. (C)	800	20,132
Medical Data Vision Company, Ltd. (B)	1,100	25,026
Medical System Network Company, Ltd.	3,700	17,122
Megachips Corp.	1,800	59,636
Meganesuper Company, Ltd. (B)(C)	32,600	20,537
Megmilk Snow Brand Company, Ltd.	11,700	343,710
Meidensha Corp.	47,086	171,389
Meiji Electric Industries Company, Ltd.	1,000	14,820
Meiji Shipping Company, Ltd.	6,300	22,905
Meiko Electronics Company, Ltd.	5,700	107,084
Meiko Network Japan Company, Ltd. (C)	6,400	87,349
Meisei Industrial Company, Ltd.	10,600	70,395
Meitec Corp.	7,200	332,925
Meito Sangyo Company, Ltd.	2,900	39,944
Meiwa Corp.	7,500	30,139
Meiwa Estate Company, Ltd.	3,300	26,885
Melco Holdings, Inc.	2,900	93,101
Menicon Company, Ltd.	2,000	75,826
METAWATER Company, Ltd.	3,100	85,538
Micronics Japan Company, Ltd.	9,300	87,308
Mie Kotsu Group Holdings, Inc.	14,600	60,481
Mikuni Corp.	6,200	28,059
Milbon Company, Ltd.	2,460	148,975
MIMAKI ENGINEERING COMPANY, LTD.	1,900	13,677
Mimasu Semiconductor Industry Company, Ltd.	4,200	67,622
Ministop Company, Ltd. (C)	4,000	81,803
Miraial Company, Ltd.	1,500	19,290
Mirait Holdings Corp.	15,880	189,162
Miroku Jyoho Service Company, Ltd.	4,700	106,530
Misawa Homes Company, Ltd.	5,500	47,648
Mitani Corp.	4,200	175,716
Mitani Sangyo Company, Ltd.	3,400	12,587
Mitani Sekisan Company, Ltd.	3,200	73,488
Mito Securities Company, Ltd.	14,400	39,934
Mitsuba Corp.	8,800	127,631
Mitsubishi Kakoki Kaisha, Ltd.	19,000	39,294
Mitsubishi Nichiyu Forklift Company, Ltd.	5,900	39,442
Mitsubishi Paper Mills, Ltd. (B)	8,438	56,156
Mitsubishi Pencil Company, Ltd.	5,800	152,673
Mitsubishi Research Institute, Inc.	1,700	48,576
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	49

	Shares	Value
Japan (continued)
Mitsubishi Shokuhin Company, Ltd.	3,300	$99,196
Mitsubishi Steel Manufacturing Company, Ltd.	48,000	128,839
Mitsuboshi Belting, Ltd.	13,000	150,485
Mitsui Engineering & Shipbuilding Company, Ltd.	197,000	246,981
Mitsui High-Tec, Inc.	6,600	116,042
Mitsui Home Company, Ltd.	7,000	44,995
Mitsui Matsushima Company, Ltd.	4,100	53,007
Mitsui Mining & Smelting Company, Ltd.	152,000	806,107
Mitsui Sugar Company, Ltd.	4,400	149,624
Mitsui-Soko Holdings Company, Ltd.	31,000	89,529
Mitsumura Printing Company, Ltd.	4,000	8,778
Mitsuuroko Group Holdings Company, Ltd.	8,000	58,064
Miyaji Engineering Group, Inc.	9,000	27,704
Miyoshi Oil & Fat Company, Ltd.	1,000	13,630
Mizuno Corp.	25,000	154,066
Mochida Pharmaceutical Company, Ltd.	2,300	176,321
Modec, Inc.	5,300	117,749
Monex Group, Inc.	46,500	122,865
Money Partners Group Company, Ltd.	4,700	21,692
MORESCO Corp.	900	16,491
Morinaga Milk Industry Company, Ltd.	48,000	379,433
Morita Holdings Corp.	7,400	114,381
Morito Company, Ltd.	4,800	43,421
Morozoff, Ltd.	900	63,790
Morpho, Inc. (B)(C)	400	19,480
Mory Industries, Inc.	1,400	32,413
Mr. Max Corp.	3,200	15,524
MTI, Ltd.	9,900	66,262
Mugen Estate Company, Ltd. (C)	2,300	21,891
Murakami Corp.	2,100	54,286
Musashi Seimitsu Industry Company, Ltd.	5,400	156,946
Mutoh Holdings Company, Ltd.	6,000	13,939
N Field Company, Ltd. (C)	2,000	23,075
NAC Company, Ltd.	3,400	29,654
Nachi-Fujikoshi Corp.	43,000	228,173
Nafco Company, Ltd.	3,200	51,130
Nagaileben Company, Ltd. (C)	2,300	57,545
Nagano Keiki Company, Ltd.	3,000	27,436
Nagase & Company, Ltd.	23,100	386,831
Nagatanien Holdings Company, Ltd.	6,000	70,643
Nagawa Company, Ltd.	1,100	40,628
Nakabayashi Company, Ltd.	7,000	22,050
Nakamuraya Company, Ltd.	1,000	45,768
Nakanishi, Inc.	4,000	173,031
Nakano Corp.	2,100	11,172
Nakayama Steel Works, Ltd.	5,100	32,983
50	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
Nakayamafuku Company, Ltd.	2,500	$17,622
Nakayo, Inc.	5,000	16,927
Namura Shipbuilding Company, Ltd.	16,572	98,956
Narasaki Sangyo Company, Ltd.	8,000	24,745
Natori Company, Ltd.	2,500	46,261
NDS Company, Ltd.	1,700	52,758
NEC Capital Solutions, Ltd.	2,300	41,608
NEC Networks & System Integration Corp.	6,200	144,831
NET One Systems Company, Ltd.	15,900	162,587
Neturen Company, Ltd.	8,800	85,861
New Japan Radio Company, Ltd. (B)(C)	5,000	31,961
Nexyz Group Corp.	1,000	17,409
Nice Holdings, Inc.	23,000	32,644
Nichia Steel Works, Ltd.	4,000	10,996
Nichias Corp.	27,000	316,720
Nichiban Company, Ltd.	5,000	51,000
Nichicon Corp.	12,273	143,412
Nichiden Corp.	1,900	76,622
Nichiha Corp.	6,900	251,574
NichiiGakkan Company, Ltd.	8,800	94,992
Nichi-iko Pharmaceutical Company, Ltd. (C)	10,700	166,286
Nichimo Company, Ltd.	7,000	13,191
Nichireki Company, Ltd.	7,800	92,570
Nichirin Company, Ltd.	1,300	38,839
Nihon Chouzai Company, Ltd.	1,280	42,299
Nihon Dempa Kogyo Company, Ltd.	4,700	35,806
Nihon Dengi Company, Ltd.	500	12,834
Nihon Eslead Corp.	2,100	37,150
Nihon Flush Company, Ltd.	1,100	15,353
Nihon House Holdings Company, Ltd.	12,400	61,859
Nihon Kagaku Sangyo Company, Ltd. (C)	2,500	50,970
Nihon Kohden Corp.	7,900	184,034
Nihon Nohyaku Company, Ltd.	15,800	90,525
Nihon Parkerizing Company, Ltd.	22,400	327,865
Nihon Plast Company, Ltd. (C)	3,000	34,620
Nihon Tokushu Toryo Company, Ltd.	3,400	59,090
Nihon Trim Company, Ltd. (C)	1,400	58,669
Nihon Unisys, Ltd.	13,700	215,230
Nihon Yamamura Glass Company, Ltd.	28,000	48,925
Nikkiso Company, Ltd.	15,500	141,886
Nikko Company, Ltd.	1,600	32,285
Nikkon Holdings Company, Ltd.	15,500	364,551
Nippi, Inc.	2,000	15,099
Nippo Corp.	7,000	138,861
Nippon Air Conditioning Services Company, Ltd.	4,500	28,261
Nippon Beet Sugar Manufacturing Company, Ltd.	3,100	67,746
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	51

	Shares	Value
Japan (continued)
Nippon Carbide Industries Company, Inc. (C)	25,000	$53,816
Nippon Carbon Company, Ltd.	3,200	119,983
Nippon Ceramic Company, Ltd.	2,900	77,163
Nippon Chemical Industrial Company, Ltd.	25,000	53,721
Nippon Chemi-Con Corp.	47,271	178,159
Nippon Chemiphar Company, Ltd.	300	13,980
Nippon Coke & Engineering Company, Ltd.	46,000	42,794
Nippon Commercial Development Company, Ltd.	1,400	21,698
Nippon Concrete Industries Company, Ltd.	13,000	52,535
Nippon Denko Company, Ltd.	33,100	137,298
Nippon Densetsu Kogyo Company, Ltd.	8,400	171,856
Nippon Felt Company, Ltd.	2,700	12,375
Nippon Filcon Company, Ltd.	3,100	17,004
Nippon Fine Chemical Company, Ltd.	4,400	38,763
Nippon Flour Mills Company, Ltd.	16,000	254,175
Nippon Gas Company, Ltd.	7,200	242,215
Nippon Hume Corp.	6,700	41,741
Nippon Kanzai Company, Ltd.	4,100	72,821
Nippon Kinzoku Company, Ltd.	1,300	32,400
Nippon Kodoshi Corp.	2,000	45,376
Nippon Koei Company, Ltd.	3,400	106,338
Nippon Koshuha Steel Company, Ltd.	24,000	25,332
Nippon Light Metal Holdings Company, Ltd.	136,400	402,041
Nippon Paper Industries Company, Ltd.	16,900	324,038
Nippon Parking Development Company, Ltd.	41,100	62,100
Nippon Pillar Packing Company, Ltd.	5,500	81,124
Nippon Piston Ring Company, Ltd.	2,100	42,508
Nippon Rietec Company, Ltd.	3,000	34,380
Nippon Seiki Company, Ltd.	12,000	243,537
Nippon Seisen Company, Ltd.	4,000	34,220
Nippon Sharyo, Ltd. (B)	17,000	45,488
Nippon Sheet Glass Company, Ltd. (B)	30,600	231,858
Nippon Soda Company, Ltd.	28,000	160,866
Nippon Steel & Sumikin Bussan Corp.	3,868	208,599
Nippon Suisan Kaisha, Ltd.	62,965	354,049
Nippon Systemware Company, Ltd.	1,900	39,189
Nippon Thompson Company, Ltd.	17,500	99,810
Nippon Valqua Industries, Ltd.	4,400	115,012
Nippon View Hotel Company, Ltd.	1,200	15,249
Nippon Yakin Kogyo Company, Ltd.	38,500	82,364
Nipro Corp.	33,000	437,732
Nishikawa Rubber Company, Ltd. (C)	3,300	65,362
Nishimatsu Construction Company, Ltd.	68,000	375,100
Nishimatsuya Chain Company, Ltd.	11,800	123,962
Nishi-Nippon Financial Holdings, Inc.	22,200	238,329
Nishi-Nippon Railroad Company, Ltd.	88,000	426,624
52	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
Nishio Rent All Company, Ltd.	4,100	$138,855
Nissan Shatai Company, Ltd.	14,100	159,511
Nissan Tokyo Sales Holdings Company, Ltd.	8,300	28,547
Nissei ASB Machine Company, Ltd.	2,300	92,469
Nissei Build Kogyo Company, Ltd.	13,000	69,873
Nissei Corp.	1,100	10,130
Nissei Plastic Industrial Company, Ltd.	3,600	44,486
Nissha Printing Company, Ltd. (C)	7,100	193,198
Nisshin Fudosan Company, Ltd.	12,000	71,438
Nisshin Steel Company, Ltd.	9,596	124,771
Nisshinbo Holdings, Inc.	34,600	367,013
Nissin Corp.	18,000	88,354
Nissin Electric Company, Ltd.	12,400	137,915
Nissin Kogyo Company, Ltd.	9,400	162,654
Nissin Sugar Holdings Company, Ltd.	3,700	66,574
Nissui Pharmaceutical Company, Ltd.	2,700	34,716
Nitta Corp.	5,000	178,092
Nitta Gelatin, Inc.	3,400	23,275
Nittan Valve Company, Ltd.	4,000	14,021
Nittetsu Mining Company, Ltd.	1,600	112,334
Nitto Boseki Company, Ltd.	35,229	187,066
Nitto FC Company, Ltd.	3,100	25,715
Nitto Kogyo Corp.	5,900	106,160
Nitto Kohki Company, Ltd.	2,500	61,014
Nitto Seiko Company, Ltd.	8,000	36,307
Nittoc Construction Company, Ltd.	7,600	39,670
Nittoku Engineering Company, Ltd.	3,700	140,262
NJS Company, Ltd.	1,900	23,907
Noda Corp.	1,600	15,547
Noevir Holdings Company, Ltd.	2,800	167,389
NOF Corp.	37,000	525,472
Nohmi Bosai, Ltd.	6,300	96,064
Nojima Corp.	6,000	114,909
Nomura Company, Ltd.	8,400	181,998
Noritake Company, Ltd.	3,100	138,135
Noritsu Koki Company, Ltd.	6,000	72,105
Noritz Corp.	7,000	122,648
North Pacific Bank, Ltd.	78,800	236,876
Nozawa Corp.	1,200	14,974
NS Solutions Corp.	8,500	182,650
NS Tool Company, Ltd. (C)	1,300	25,469
NS United Kaiun Kaisha, Ltd.	27,000	57,760
NSD Company, Ltd.	6,106	112,928
NuFlare Technology, Inc. (C)	1,000	54,555
OAK Capital Corp. (C)	16,400	39,791
Obara Group, Inc.	3,300	182,894
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	53

	Shares	Value
Japan (continued)
Odelic Company, Ltd.	1,000	$45,414
Oenon Holdings, Inc.	17,000	43,937
Ohara, Inc. (C)	2,000	27,440
Ohashi Technica, Inc.	3,800	53,241
Ohba Company, Ltd.	600	2,701
Ohsho Food Service Corp.	2,200	87,386
Oiles Corp.	5,972	108,811
Okabe Company, Ltd.	10,700	97,875
Okamoto Industries, Inc.	14,000	145,604
Okamoto Machine Tool Works, Ltd.	7,000	18,985
Okamura Corp.	17,200	175,009
Okasan Securities Group, Inc.	37,000	213,454
Oki Electric Industry Company, Ltd.	21,000	288,446
Okinawa Cellular Telephone Company (C)	3,200	113,464
OKK Corp.	25,000	28,882
OKUMA Corp.	31,382	288,413
Okumura Corp.	39,000	292,214
Okura Industrial Company, Ltd.	13,000	86,324
Okuwa Company, Ltd.	7,000	75,771
Olympic Corp.	1,000	5,161
ONO Sokki Company, Ltd.	2,000	13,523
Onoken Company, Ltd. (C)	4,400	73,769
Onward Holdings Company, Ltd.	32,000	235,220
Ootoya Holdings Company, Ltd. (C)	2,000	36,967
Open House Company, Ltd.	7,300	225,936
OPT Holding, Inc. (C)	3,900	44,987
Optex Company, Ltd.	2,000	77,176
Optim Corp. (B)(C)	600	14,936
Organo Corp.	10,000	48,774
Origin Electric Company, Ltd.	11,000	32,963
Osaka Organic Chemical Industry, Ltd.	4,000	48,595
Osaka Soda Company, Ltd.	18,000	86,856
Osaka Steel Company, Ltd.	3,200	72,006
OSAKA Titanium Technologies Company, Ltd.	2,200	32,023
Osaki Electric Company, Ltd.	13,000	102,356
OSG Corp.	18,600	391,574
OSJB Holdings Corp.	30,200	82,251
Otsuka Kagu, Ltd. (C)	4,600	34,820
OUG Holdings, Inc.	5,000	13,007
Outsourcing, Inc.	2,900	190,794
Oyo Corp.	4,800	70,122
Pacific Industrial Company, Ltd.	10,800	136,388
Pacific Metals Company, Ltd. (B)	48,000	136,482
PAL GROUP Holdings Company, Ltd.	3,200	101,994
PALTAC CORPORATION	7,500	297,393
Paltek Corp.	1,800	13,876
54	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
PanaHome Corp.	22,000	$238,832
PAPYLESS Company, Ltd.	600	14,135
Paraca, Inc.	1,600	35,496
Paramount Bed Holdings Company, Ltd.	4,100	180,289
Parco Company, Ltd.	5,600	68,923
Paris Miki Holdings, Inc.	6,300	27,751
Parker Corp.	4,000	23,881
Pasco Corp. (C)	4,000	12,599
Pasona Group, Inc.	3,300	34,850
PC Depot Corp.	9,840	71,825
Pegasus Sewing Machine Manufacturing Company, Ltd.	5,500	36,203
Penta-Ocean Construction Company, Ltd.	68,400	410,824
PIA Corp. (C)	1,100	42,862
Pilot Corp.	6,800	298,014
Piolax, Inc.	7,800	208,261
Pioneer Corp. (B)	94,900	176,981
Plenus Company, Ltd.	4,800	107,443
Pocket Card Company, Ltd.	7,500	72,515
Poletowin Pitcrew Holdings, Inc.	2,000	31,109
Press Kogyo Company, Ltd.	26,700	140,062
Pressance Corp.	9,200	118,334
Prestige International, Inc.	13,000	139,804
Prima Meat Packers, Ltd.	33,000	204,621
Pronexus, Inc.	4,800	57,213
Prospect Company, Ltd. (C)	37,000	19,197
Proto Corp.	3,400	60,482
PS Mitsubishi Construction Company, Ltd.	8,700	43,661
Punch Industry Company, Ltd.	2,100	30,545
Qol Company, Ltd.	3,800	67,676
Quick Company, Ltd.	1,500	23,296
Raito Kogyo Company, Ltd.	11,600	115,714
Rakus Company, Ltd. (C)	600	11,466
Rasa Industries, Ltd.	21,000	37,482
Raysum Company, Ltd. (C)	4,300	34,872
Relia, Inc.	10,600	118,294
Renaissance, Inc.	2,700	44,364
Renesas Easton Company, Ltd.	2,100	11,625
Rengo Company, Ltd.	46,000	265,916
Renown, Inc. (B)(C)	15,500	30,567
Resorttrust, Inc.	10,700	200,267
Retail Partners Company, Ltd.	1,600	17,260
Rheon Automatic Machinery Company, Ltd.	3,400	43,838
Rhythm Watch Company, Ltd.	20,000	45,551
Riberesute Corp.	2,000	16,032
Ricoh Leasing Company, Ltd.	4,000	139,843
Right On Company, Ltd. (C)	3,400	28,154
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	55

	Shares	Value
Japan (continued)
Riken Corp.	2,300	$109,064
Riken Keiki Company, Ltd.	5,400	103,122
Riken Technos Corp.	11,000	61,870
Riken Vitamin Company, Ltd.	1,600	61,775
Ringer Hut Company, Ltd. (C)	4,500	102,381
Rion Company, Ltd.	1,600	29,438
Riso Kagaku Corp.	6,900	130,957
Riso Kyoiku Company, Ltd.	8,400	65,450
Rock Field Company, Ltd.	5,500	100,859
Rohto Pharmaceutical Company, Ltd.	2,500	58,260
Rokko Butter Company, Ltd.	3,600	77,334
Roland DG Corp.	3,500	86,868
Rorze Corp. (C)	2,400	52,943
Round One Corp.	16,900	193,472
Royal Holdings Company, Ltd.	6,600	167,522
RS Technologies Company, Ltd.	600	22,646
RVH, Inc. (B)(C)	2,900	15,511
Ryobi, Ltd.	42,000	211,476
Ryoden Corp.	8,000	57,871
Ryosan Company, Ltd.	7,729	324,215
Ryoyo Electro Corp.	6,600	111,281
S Foods, Inc.	3,400	130,241
S&B Foods, Inc.	500	36,723
Sac's Bar Holdings, Inc.	3,900	46,258
Saibu Gas Company, Ltd.	84,000	225,593
Saizeriya Company, Ltd.	7,300	206,961
Sakai Chemical Industry Company, Ltd.	29,000	140,062
Sakai Heavy Industries, Ltd.	11,000	35,641
Sakai Moving Service Company, Ltd.	2,000	105,273
Sakai Ovex Company, Ltd.	1,200	23,340
Sakata INX Corp.	11,100	197,117
Sakata Seed Corp.	400	12,431
Sakura Internet, Inc. (C)	4,500	35,370
Sala Corp.	11,000	89,170
SAMTY Company, Ltd.	4,000	57,860
San Holdings, Inc.	1,200	27,495
San-A Company, Ltd.	3,900	171,521
San-Ai Oil Company, Ltd.	15,400	171,352
Sanden Holdings Corp. (B)	29,000	90,937
Sanei Architecture Planning Company, Ltd.	2,700	48,445
Sangetsu Company, Ltd.	13,200	236,094
Sanken Electric Company, Ltd.	32,437	165,623
Sanki Engineering Company, Ltd.	14,000	155,311
Sanko Marketing Foods Company, Ltd.	500	4,467
Sanko Metal Industrial Company, Ltd.	600	18,113
Sankyo Frontier Company, Ltd.	2,000	25,771
56	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
Sankyo Seiko Company, Ltd.	10,400	$38,809
Sankyo Tateyama, Inc.	8,300	119,249
Sankyu, Inc.	61,000	477,355
Sanoh Industrial Company, Ltd.	6,300	51,338
Sanoyas Holdings Corp. (C)	9,400	24,774
Sanrio Company, Ltd. (C)	11,700	213,893
Sansei Technologies, Inc.	2,000	15,184
Sansha Electric Manufacturing Company, Ltd. (C)	4,100	26,233
Sanshin Electronics Company, Ltd.	6,200	88,028
Sanyo Chemical Industries, Ltd.	3,200	168,210
Sanyo Denki Company, Ltd.	12,000	138,912
Sanyo Electric Railway Company, Ltd.	21,000	111,016
Sanyo Engineering & Construction, Inc.	1,900	14,821
Sanyo Housing Nagoya Company, Ltd.	2,700	27,092
Sanyo Shokai, Ltd.	3,300	49,088
Sanyo Special Steel Company, Ltd.	28,648	154,833
Sanyo Trading Company, Ltd.	2,200	50,315
Sapporo Holdings, Ltd.	18,600	540,502
Sata Construction Company, Ltd.	1,800	7,699
Sato Holdings Corp.	6,400	152,950
Sato Restaurant Systems Company, Ltd.	1,700	14,469
Sato Shoji Corp.	2,600	26,084
Satori Electric Company, Ltd.	4,700	39,066
Sawada Holdings Company, Ltd. (C)	7,000	63,517
Sawai Pharmaceutical Company, Ltd.	2,500	136,921
Saxa Holdings, Inc.	18,000	33,713
SBS Holdings, Inc.	5,100	37,362
Scala, Inc. (C)	5,700	41,733
Scroll Corp.	9,200	32,521
SEC Carbon, Ltd.	7,000	27,622
Seed Company, Ltd.	1,100	33,246
Seibu Electric Industry Company, Ltd.	600	13,246
Seika Corp.	15,000	73,741
Seikitokyu Kogyo Company, Ltd.	9,200	52,766
Seiko Holdings Corp.	36,000	163,435
Seiko PMC Corp. (C)	3,000	33,359
Seiren Company, Ltd.	11,900	211,297
Sekisui Jushi Corp.	7,800	143,110
Sekisui Plastics Company, Ltd.	6,000	62,530
Senko Group Holdings Company, Ltd.	26,400	190,949
Senshu Electric Company, Ltd. (C)	2,300	47,909
Senshu Ikeda Holdings, Inc.	61,500	229,226
Senshukai Company, Ltd. (B)	7,500	46,541
Septeni Holdings Company, Ltd. (C)	21,500	56,580
SFP Holdings Company, Ltd.	1,500	23,225
Shibaura Electronics Company, Ltd.	2,200	84,257
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	57

	Shares	Value
Japan (continued)
Shibaura Mechatronics Corp.	10,000	$30,094
Shibuya Corp.	4,600	151,983
Shidax Corp. (C)	6,600	26,363
Shikibo, Ltd.	21,000	30,575
Shikoku Chemicals Corp.	10,000	134,816
Shima Seiki Manufacturing, Ltd.	5,800	294,532
Shimachu Company, Ltd.	12,800	330,098
Shimojima Company, Ltd.	1,800	18,168
Shin Nippon Air Technologies Company, Ltd.	3,600	51,712
Shin Nippon Biomedical Laboratories, Ltd. (B)	7,100	34,536
Shinagawa Refractories Company, Ltd.	16,000	53,492
Shindengen Electric Manufacturing Company, Ltd.	17,000	111,558
Shin-Etsu Polymer Company, Ltd.	11,800	110,751
Shinkawa, Ltd. (B)(C)	3,800	24,775
Shin-Keisei Electric Railway Company, Ltd.	4,000	15,136
Shinko Electric Industries Company, Ltd.	16,800	117,299
Shinko Plantech Company, Ltd.	9,700	82,473
Shinko Shoji Company, Ltd.	6,700	115,298
Shinmaywa Industries, Ltd.	22,000	190,888
Shinnihon Corp.	6,400	46,869
Shinoken Group Company, Ltd. (C)	3,200	73,631
Shinsho Corp.	1,500	49,739
Shinwa Company, Ltd.	2,000	38,781
Ship Healthcare Holdings, Inc.	10,000	306,329
Shizuki Electric Company, Inc.	5,000	33,858
Shizuoka Gas Company, Ltd.	15,000	119,201
Shobunsha Publications, Inc.	2,400	16,222
Shochiku Company, Ltd.	700	99,351
Shoei Company, Ltd.	3,100	92,859
Shoei Foods Corp. (C)	2,200	106,776
Shofu, Inc.	3,500	42,425
Shoko Company, Ltd. (B)	17,000	15,935
Showa Aircraft Industry Company, Ltd.	2,000	22,653
Showa Corp.	12,100	137,627
Showa Sangyo Company, Ltd.	26,000	144,370
Siix Corp.	3,800	157,561
Sinanen Holdings Company, Ltd.	2,400	50,993
Sinfonia Technology Company, Ltd.	32,000	127,942
Sinko Industries, Ltd.	4,700	73,914
Sintokogio, Ltd.	11,500	122,371
SK-Electronics Company, Ltd.	1,100	11,956
SKY Perfect JSAT Holdings, Inc.	39,500	179,882
SMK Corp.	15,000	62,331
SMS Company, Ltd.	5,500	178,053
Snow Peak, Inc. (C)	400	10,052
SNT Corp.	3,200	20,859
58	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
Soda Nikka Company, Ltd.	1,900	$9,826
Sodick Company, Ltd.	11,200	136,906
Softbank Technology Corp. (C)	3,400	56,235
Softbrain Company, Ltd. (C)	6,100	24,184
Softcreate Holdings Corp.	2,100	27,926
Software Service, Inc.	900	43,002
Sogo Medical Company, Ltd.	2,200	101,214
Soken Chemical & Engineering Company, Ltd.	1,300	21,558
Sosei Group Corp. (B)	1,300	107,681
Sotoh Company, Ltd.	1,000	10,473
Sourcenext Corp.	6,200	29,741
Space Company, Ltd.	2,700	37,440
Sparx Group Company, Ltd. (C)	28,400	51,576
SPK Corp.	300	8,006
SRA Holdings	2,300	59,914
SRG Takamiya Company, Ltd.	6,000	33,776
ST Corp.	3,700	83,851
St. Marc Holdings Company, Ltd.	3,600	107,785
Star Mica Company, Ltd.	1,400	38,055
Star Micronics Company, Ltd.	3,800	63,175
Starts Corp., Inc.	6,800	169,823
Starzen Company, Ltd.	1,600	75,327
Stella Chemifa Corp. (C)	2,600	113,259
Step Company, Ltd.	2,000	26,801
Studio Alice Company, Ltd.	2,300	55,732
Subaru Enterprise Company, Ltd. (C)	300	16,914
Sugimoto & Company, Ltd.	2,400	36,396
Sumida Corp. (C)	4,200	79,692
Suminoe Textile Company, Ltd.	17,000	50,724
Sumitomo Bakelite Company, Ltd.	48,000	353,728
Sumitomo Densetsu Company, Ltd.	4,800	82,333
Sumitomo Mitsui Construction Company, Ltd.	207,800	230,839
Sumitomo Osaka Cement Company, Ltd.	99,000	443,317
Sumitomo Precision Products Company, Ltd.	9,000	28,814
Sumitomo Riko Company, Ltd.	8,800	84,487
Sumitomo Seika Chemicals Company, Ltd.	2,400	114,093
Sun Corp.	5,300	35,108
Sun Frontier Fudousan Company, Ltd.	5,600	55,827
Suncall Corp.	5,000	31,402
Sun-Wa Technos Corp.	2,900	51,025
Suzuden Corp.	1,300	15,264
SWCC Showa Holdings Company, Ltd. (B)	65,000	56,239
Systena Corp.	4,500	105,151
T Hasegawa Company, Ltd.	5,500	104,687
T RAD Company, Ltd.	19,000	76,073
T&K Toka Company, Ltd.	5,700	66,140
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	59

	Shares	Value
Japan (continued)
Tabuchi Electric Company, Ltd. (C)	4,200	$11,171
Tachibana Eletech Company, Ltd.	4,400	67,296
Tachikawa Corp.	2,300	23,529
Tachi-S Company, Ltd.	8,000	136,697
Tadano, Ltd.	26,400	307,687
Taihei Dengyo Kaisha, Ltd.	11,000	147,391
Taiheiyo Kouhatsu, Inc.	12,000	11,251
Taiho Kogyo Company, Ltd.	5,600	80,087
Taikisha, Ltd.	6,200	157,529
Taiko Pharmaceutical Company, Ltd.	2,200	47,616
Taisei Lamick Company, Ltd.	1,700	45,651
Taiyo Holdings Company, Ltd.	4,100	205,151
Taiyo Yuden Company, Ltd.	27,500	416,634
Takamatsu Construction Group Company, Ltd.	2,800	73,158
Takano Company, Ltd.	2,000	21,541
Takaoka Toko Company, Ltd.	2,770	46,776
Takara Holdings, Inc.	14,400	139,585
Takara Leben Company, Ltd.	23,800	115,478
Takara Printing Company, Ltd.	1,100	16,215
Takara Standard Company, Ltd.	10,200	177,041
Takasago International Corp.	3,600	128,127
Takasago Thermal Engineering Company, Ltd.	12,300	203,308
Takashima & Company, Ltd.	14,000	27,535
Take and Give Needs Company, Ltd.	2,480	16,901
Takeei Corp. (C)	5,700	60,293
Takeuchi Manufacturing Company, Ltd.	9,400	177,051
Takihyo Company, Ltd.	1,600	34,198
Takisawa Machine Tool Company, Ltd. (C)	14,000	23,435
Takuma Company, Ltd.	18,000	204,303
Tama Home Company, Ltd.	4,700	30,047
Tamron Company, Ltd.	5,100	91,384
Tamura Corp.	19,000	97,627
Tanseisha Company, Ltd.	7,800	80,987
Tatsuta Electric Wire & Cable Company, Ltd.	8,000	52,725
Tayca Corp.	10,000	85,386
TBK Company, Ltd.	6,000	27,512
Techmatrix Corp. (C)	4,200	65,635
TECHNO ASSOCIE Company, Ltd.	1,000	11,700
Techno Medica Company, Ltd.	1,500	26,640
Techno Ryowa, Ltd.	2,900	21,097
TechnoPro Holdings, Inc.	3,600	164,574
Tecnos Japan, Inc. (C)	3,400	33,409
Teikoku Electric Manufacturing Company, Ltd.	5,500	58,405
Teikoku Sen-I Company, Ltd.	5,000	98,132
Teikoku Tsushin Kogyo Company, Ltd.	14,000	28,917
Tekken Corp.	33,000	108,196
60	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
Tenma Corp.	4,200	$81,553
T-Gaia Corp.	6,400	125,692
The 77 Bank, Ltd.	74,000	344,878
The Aichi Bank, Ltd.	2,200	124,046
The Akita Bank, Ltd.	54,000	164,084
The Aomori Bank, Ltd.	52,000	192,023
The Awa Bank, Ltd.	50,000	308,274
The Bank of Iwate, Ltd.	4,500	176,221
The Bank of Kochi, Ltd.	26,000	29,077
The Bank of Nagoya, Ltd.	4,800	184,444
The Bank of Okinawa, Ltd.	5,705	231,054
The Bank of Saga, Ltd.	49,000	118,245
The Bank of the Ryukyus, Ltd.	9,100	135,534
The Chiba Kogyo Bank, Ltd.	14,500	72,564
The Chukyo Bank, Ltd.	3,500	74,279
The Daisan Bank, Ltd.	3,100	49,392
The Daishi Bank, Ltd.	72,000	326,147
The Daito Bank, Ltd.	28,000	43,032
The Ehime Bank, Ltd.	11,150	141,905
The Eighteenth Bank, Ltd.	70,000	167,800
The Fukui Bank, Ltd.	58,188	150,181
The Fukushima Bank, Ltd.	74,000	61,259
The Furukawa Battery Company, Ltd. (C)	2,000	17,149
The Hokkoku Bank, Ltd.	64,000	277,798
The Hokuetsu Bank, Ltd.	6,800	158,381
The Hyakugo Bank, Ltd.	58,000	241,372
The Hyakujushi Bank, Ltd.	63,000	219,297
The Japan Steel Works, Ltd.	15,800	320,360
The Japan Wool Textile Company, Ltd.	14,900	128,067
The Juroku Bank, Ltd.	73,000	224,431
The Keiyo Bank, Ltd.	59,000	259,483
The Kinki Sharyo Company, Ltd. (B)	1,200	28,924
The Kita-Nippon Bank, Ltd.	2,600	74,247
The Kiyo Bank, Ltd.	16,139	261,755
The Kosei Securities Company, Ltd.	19,000	27,090
The Kyowa Leather Cloth Company, Ltd.	2,800	24,197
The Michinoku Bank, Ltd. (C)	55,000	94,070
The Mie Bank, Ltd.	3,100	71,286
The Minato Bank, Ltd.	4,600	85,607
The Miyazaki Bank, Ltd.	47,000	159,605
The Monogatari Corp.	1,100	69,940
The Musashino Bank, Ltd.	7,100	201,816
The Nagano Bank, Ltd.	2,500	45,069
The Nanto Bank, Ltd.	5,700	158,943
The Nippon Road Company, Ltd.	22,000	122,635
The Nippon Signal Company, Ltd.	16,500	175,111
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	61

	Shares	Value
Japan (continued)
The Nisshin Oillio Group, Ltd.	39,000	$279,870
The Ogaki Kyoritsu Bank, Ltd.	88,000	237,572
The Oita Bank, Ltd.	40,000	152,327
The Okinawa Electric Power Company, Inc.	9,680	215,902
The Pack Corp.	3,500	119,571
The San-In Godo Bank, Ltd.	36,800	305,532
The Shibusawa Warehouse Company, Ltd.	8,000	26,807
The Shiga Bank, Ltd.	56,000	294,667
The Shikoku Bank, Ltd.	55,000	161,472
The Shimane Bank, Ltd.	200	2,422
The Shimizu Bank, Ltd.	2,100	63,618
The Sumitomo Warehouse Company, Ltd.	25,952	171,222
The Taiko Bank, Ltd.	22,000	46,793
The Tochigi Bank, Ltd.	24,100	94,683
The Toho Bank, Ltd.	50,000	175,583
The Tohoku Bank, Ltd.	26,000	35,925
The Torigoe Company, Ltd.	2,300	17,329
The Tottori Bank, Ltd.	2,500	39,097
The Towa Bank, Ltd.	112,000	111,046
The Yamagata Bank, Ltd.	40,000	189,488
The Yamanashi Chuo Bank, Ltd.	48,255	189,133
The Yasuda Warehouse Company, Ltd.	3,900	27,301
The Zenitaka Corp. (C)	6,000	28,150
Tigers Polymer Corp.	2,000	13,375
TKC Corp.	4,800	140,638
Toa Corp.	5,200	52,566
Toa Corp.	5,800	107,596
Toa Oil Company, Ltd.	13,000	17,863
TOA ROAD CORP.	11,000	41,658
Toabo Corp.	3,800	19,770
Toagosei Company, Ltd.	28,500	358,849
Tobishima Corp.	44,200	63,551
Tobu Store Company, Ltd. (C)	800	22,414
TOC Company, Ltd.	13,800	123,061
Tocalo Company, Ltd.	3,400	124,913
Toda Corp.	55,000	395,609
Toda Kogyo Corp. (C)	8,000	34,907
Toei Animation Company, Ltd.	1,100	112,449
Toei Company, Ltd.	17,000	202,641
Toell Company, Ltd.	1,200	9,666
Toenec Corp.	11,000	67,631
Togami Electric Manufacturing Company, Ltd.	3,000	12,437
Toho Acetylene Company, Ltd.	900	13,698
Toho Company, Ltd.	2,100	55,372
Toho Holdings Company, Ltd.	13,900	273,068
Toho Titanium Company, Ltd.	7,500	55,790
62	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
Toho Zinc Company, Ltd.	32,000	$146,703
Tohokushinsha Film Corp.	3,700	25,700
Tohto Suisan Company, Ltd.	500	8,825
Tokai Carbon Company, Ltd.	53,000	383,529
Tokai Corp.	2,200	97,299
TOKAI Holdings Corp.	17,000	132,080
Tokai Lease Company, Ltd.	3,000	5,840
Tokai Rika Company, Ltd.	12,200	230,187
Tokai Tokyo Financial Holdings, Inc.	48,400	279,037
Token Corp.	1,450	200,532
Tokushu Tokai Paper Company, Ltd.	2,000	77,414
Tokuyama Corp.	78,000	345,490
Tokyo Base Company, Ltd. (B)	500	26,602
Tokyo Dome Corp.	23,500	222,787
Tokyo Electron Device, Ltd.	1,800	31,294
Tokyo Energy & Systems, Inc.	7,200	72,173
Tokyo Individualized Educational Institute, Inc. (C)	6,000	65,019
Tokyo Keiki, Inc. (C)	21,000	56,523
Tokyo Ohka Kogyo Company, Ltd.	5,800	203,116
Tokyo Rakutenchi Company, Ltd.	1,200	64,635
Tokyo Rope Manufacturing Company, Ltd.	3,400	48,925
Tokyo Sangyo Company, Ltd.	3,500	15,004
Tokyo Seimitsu Company, Ltd.	9,700	333,402
Tokyo Steel Manufacturing Company, Ltd.	25,200	213,731
Tokyo Tekko Company, Ltd.	10,000	41,670
Tokyo Theatres Company, Inc. (C)	15,000	20,471
Tokyo TY Financial Group, Inc.	7,458	173,989
Tokyotokeiba Company, Ltd.	4,500	136,916
Tokyu Construction Company, Ltd.	19,900	161,682
Tokyu Recreation Company, Ltd.	4,000	30,631
Toli Corp.	14,000	49,324
Tomato Bank, Ltd.	2,100	29,735
Tomoe Corp.	7,600	28,025
Tomoe Engineering Company, Ltd.	2,200	37,628
Tomoegawa Company, Ltd.	2,000	5,192
Tomoku Company, Ltd.	17,000	59,694
TOMONY Holdings, Inc.	37,100	166,486
Tomy Company, Ltd.	17,700	236,600
Tonami Holdings Company, Ltd.	14,000	59,692
Topcon Corp.	23,800	420,695
Toppan Forms Company, Ltd.	13,200	139,267
Topre Corp.	8,100	234,344
Topy Industries, Ltd.	5,700	193,299
Torex Semiconductor, Ltd.	900	14,132
Toridoll Holdings Corp.	5,200	163,353
Torii Pharmaceutical Company, Ltd.	3,600	97,072
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	63

	Shares	Value
Japan (continued)
Torikizoku Company, Ltd. (C)	1,400	$36,114
Torishima Pump Manufacturing Company, Ltd.	4,800	49,628
Tosei Corp.	10,800	89,282
Toshiba Machine Company, Ltd.	33,000	159,301
Toshiba Plant Systems & Services Corp. (C)	10,600	182,553
Toshiba TEC Corp.	29,000	163,890
Tosho Company, Ltd. (C)	1,700	84,090
Tosho Printing Company, Ltd.	7,000	33,192
Totech Corp.	1,400	25,421
Totetsu Kogyo Company, Ltd.	6,100	199,594
Toukei Computer Company, Ltd.	700	17,496
Tow Company, Ltd.	4,600	33,653
Towa Corp. (C)	4,300	67,125
Towa Pharmaceutical Company, Ltd.	2,400	114,712
Toyo Construction Company, Ltd.	17,400	78,119
Toyo Corp.	6,100	57,305
Toyo Denki Seizo KK	1,600	30,711
Toyo Engineering Corp. (C)	42,000	106,241
Toyo Ink SC Holdings Company, Ltd.	49,000	279,513
Toyo Kanetsu KK	26,000	79,141
Toyo Kohan Company, Ltd.	13,500	66,202
Toyo Machinery & Metal Company, Ltd.	3,100	22,984
Toyo Securities Company, Ltd.	15,000	33,562
Toyo Tanso Company, Ltd.	3,300	74,787
Toyo Tire & Rubber Company, Ltd.	15,100	290,808
Toyo Wharf & Warehouse Company, Ltd.	19,000	32,898
Toyobo Company, Ltd.	220,064	398,568
TPR Company, Ltd.	4,700	142,636
Trancom Company, Ltd.	1,700	85,590
Transcosmos, Inc.	6,000	129,330
Tri Chemical Laboratories, Inc. (C)	1,100	31,570
Trinity Industrial Corp.	2,000	16,277
Trusco Nakayama Corp.	8,000	187,957
Trust Tech, Inc.	1,200	34,408
TS Tech Company, Ltd.	11,600	362,844
TSI Holdings Company, Ltd.	15,505	112,595
Tsubaki Nakashima Company, Ltd. (C)	1,400	31,575
Tsubakimoto Chain Company, Ltd.	32,000	251,411
Tsubakimoto Kogyo Company, Ltd.	5,000	26,924
Tsudakoma Corp. (B)(C)	7,000	12,749
Tsugami Corp.	10,000	80,980
Tsukada Global Holdings, Inc.	4,800	25,174
Tsukishima Kikai Company, Ltd.	7,100	86,734
Tsukuba Bank, Ltd.	25,800	85,451
Tsukui Corp.	12,400	84,746
Tsurumi Manufacturing Company, Ltd.	4,100	73,650
64	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
Tsutsumi Jewelry Company, Ltd.	1,600	$27,682
TV Asahi Holdings Corp.	5,100	103,037
TV Tokyo Holdings Corp.	4,400	97,205
UACJ Corp. (C)	74,718	201,942
Ube Industries, Ltd.	152,000	435,103
Uchida Yoko Company, Ltd.	2,600	71,096
Uchiyama Holdings Company, Ltd.	3,300	14,096
Ueki Corp.	6,000	14,616
UKC Holdings Corp.	4,500	79,003
Ulvac, Inc.	200	11,024
Umenohana Company, Ltd. (C)	700	18,234
Uniden Holdings Corp. (B)(C)	20,000	51,902
Union Tool Company, Ltd.	2,300	74,535
Unipres Corp.	10,000	256,074
United Arrows, Ltd.	6,500	216,919
United Super Markets Holdings, Inc.	11,600	117,323
UNITED, Inc.	1,400	34,267
Unitika, Ltd. (B)	152,000	112,021
Universal Entertainment Corp. (C)	4,800	123,560
Unizo Holdings Company, Ltd.	5,200	122,282
U-Shin, Ltd. (B)	5,000	37,292
Ushio, Inc.	24,000	326,146
UT Group Company, Ltd. (B)(C)	4,500	94,425
Utoc Corp.	4,300	19,710
V Technology Company, Ltd.	1,100	190,258
Valor Holdings Company, Ltd.	8,900	192,633
Vector, Inc.	6,700	93,424
VIA Holdings, Inc.	2,900	23,628
Vision, Inc. (B)	1,000	23,569
Vital KSK Holdings, Inc.	11,900	97,377
Vitec Holdings Company, Ltd.	2,600	41,507
Voyage Group, Inc.	900	14,842
VT Holdings Company, Ltd.	21,400	117,651
Wacoal Holdings Corp.	27,000	385,236
Wakachiku Construction Company, Ltd.	35,000	61,855
Wakita & Company, Ltd.	12,400	144,258
Warabeya Nichiyo Company, Ltd.	3,400	85,330
Watahan & Company, Ltd.	900	20,113
WATAMI Company, Ltd.	5,600	78,910
Watts Company, Ltd. (C)	1,300	15,428
WDB Holdings Company, Ltd. (C)	2,100	50,705
Weathernews, Inc.	1,700	53,063
Wellnet Corp.	3,700	40,069
West Holdings Corp. (C)	3,100	21,396
WIN-Partners Company, Ltd.	1,600	21,441
WirelessGate, Inc. (C)	2,500	30,896
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	65

	Shares	Value
Japan (continued)
Wood One Company, Ltd.	8,000	$25,721
World Holdings Company, Ltd.	1,000	32,049
Wowow, Inc.	1,700	53,828
W-Scope Corp. (C)	6,000	127,349
Xebio Holdings Company, Ltd.	7,000	138,085
Y A C Company, Ltd. (C)	2,200	23,381
Yachiyo Industry Company, Ltd.	2,500	29,289
Yagi & Company, Ltd.	800	13,423
Yahagi Construction Company, Ltd.	7,500	64,756
Yaizu Suisankagaku Industry Company, Ltd.	2,900	32,425
Yakuodo Company, Ltd. (C)	2,200	60,906
YAMABIKO Corp.	9,000	103,198
YAMADA Consulting Group Company, Ltd. (C)	300	19,651
Yamaichi Electronics Company, Ltd.	5,000	95,762
YA-MAN, Ltd. (C)	300	26,607
Yamatane Corp.	2,900	51,050
Yamato Corp.	2,900	19,752
Yamato Kogyo Company, Ltd.	9,100	257,567
Yamaya Corp.	1,000	15,394
Yamazawa Company, Ltd.	1,000	16,121
Yamazen Corp.	15,100	153,406
Yaoko Company, Ltd.	3,900	185,835
Yellow Hat, Ltd.	4,300	119,319
Yodogawa Steel Works, Ltd.	4,765	133,346
Yokogawa Bridge Holdings Corp.	8,900	159,353
Yokohama Reito Company, Ltd.	10,400	100,341
Yokowo Company, Ltd.	3,700	50,341
Yomeishu Seizo Company, Ltd.	1,500	30,278
Yomiuri Land Company, Ltd.	8,000	34,800
Yondenko Corp.	4,000	21,850
Yondoshi Holdings, Inc. (C)	4,559	127,263
Yorozu Corp.	6,100	120,631
Yoshinoya Holdings Company, Ltd. (C)	9,100	155,189
Yotai Refractories Company, Ltd.	5,000	18,507
Yuasa Funashoku Company, Ltd.	11,000	33,346
Yuasa Trading Company, Ltd.	3,800	128,237
Yuken Kogyo Company, Ltd.	12,000	26,996
Yume No Machi Souzou Iinkai Company, Ltd. (C)	6,400	95,892
Yumeshin Holdings Company, Ltd.	6,600	46,968
Yurtec Corp.	11,000	82,184
Yusen Logistics Company, Ltd.	4,800	45,465
Yushiro Chemical Industry Company, Ltd.	2,800	42,217
Yutaka Giken Company, Ltd.	1,000	22,917
Zaoh Company, Ltd.	1,000	13,902
Zappallas, Inc.	800	3,660
Zenrin Company, Ltd.	5,800	177,920
66	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
ZERIA Pharmaceutical Company, Ltd.	6,100	$112,105
Zojirushi Corp.	9,400	93,711
Zuiko Corp.	1,100	38,809
Zuken, Inc.	2,300	32,132
Jersey, Channel Islands 0.2%		1,373,695
Centamin PLC	332,915	653,774
Phoenix Group Holdings	71,113	719,921
Liechtenstein 0.0%		231,554
Liechtensteinische Landesbank AG	3,126	155,289
VP Bank AG	571	76,265
Luxembourg 0.3%		1,854,280
APERAM SA	13,919	734,395
B&M European Value Retail SA	135,189	651,416
d'Amico International Shipping SA (B)	36,923	10,990
Elcoteq SE (A)(B)	353	0
IVS Group SA	1,063	16,753
L'Occitane International SA	85,250	197,311
Stabilus SA	1,667	142,951
Sword Group	2,509	100,464
Macau 0.0%		92,919
Macau Legend Development, Ltd. (B)	562,000	92,919
Malaysia 0.0%		7,882
Ding He Mining Holdings, Ltd. (B)	1,224,000	4,848
Nam Cheong, Ltd. (A)(B)	205,700	3,034
Malta 0.1%		710,630
Kindred Group PLC	64,511	710,630
Monaco 0.1%		375,996
Endeavour Mining Corp. (B)	16,365	325,007
Societe des Bains de Mer & du Cercle des Etrangers a Monaco SA (B)	1,252	50,989
Mongolia 0.0%		47,727
Mongolian Mining Corp. (B)	1,490,500	47,727
Netherlands 2.2%		13,753,782
Aalberts Industries NV	24,220	1,078,010
Accell Group	6,394	196,419
AMG Advanced Metallurgical Group NV	6,831	245,817
Amsterdam Commodities NV	4,752	140,122
Arcadis NV	21,553	468,430
ASM International NV	14,104	828,860
Atrium European Real Estate, Ltd.	47,861	226,127
BE Semiconductor Industries NV	10,820	701,540
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	67

	Shares	Value
Netherlands (continued)
Beter Bed Holding NV	4,223	$76,166
BinckBank NV	18,102	91,511
Boskalis Westminster	23,095	754,811
Brack Capital Properties NV (B)	1,413	157,735
Brunel International NV (C)	6,432	85,789
Corbion NV	16,349	492,926
Euronext NV (D)	10,201	586,380
Flow Traders (D)	7,862	213,352
Fugro NV (B)	16,963	215,512
Gemalto NV	16,863	911,825
GrandVision NV (D)	1,312	32,267
Heijmans NV (B)	8,530	92,527
Hunter Douglas NV	1,944	158,904
IMCD Group NV	2,246	132,067
Intertrust NV (D)	2,113	33,981
KAS Bank NV	4,965	57,747
Kendrion NV	3,633	154,383
Koninklijke BAM Groep NV	71,301	427,881
Koninklijke Vopak NV	12,185	515,833
Nederland Apparatenfabriek	1,373	63,289
OCI NV (B)	10,863	206,373
Ordina NV	23,425	43,105
PostNL NV	130,229	518,634
QIAGEN NV (B)	26,549	856,480
Refresco Group NV (D)	12,418	241,685
SBM Offshore NV	52,508	840,401
Sligro Food Group NV	7,243	319,066
Telegraaf Media Groep NV (B)	4,667	31,035
TKH Group NV	11,242	662,935
TomTom NV (B)	34,337	358,179
Van Lanschot Kempen NV	4,787	155,791
Wessanen	21,763	379,887
New Zealand 1.0%		5,931,950
a2 Milk Company, Ltd. (B)	117,961	470,736
Abano Healthcare Group, Ltd.	1,804	12,023
Air New Zealand, Ltd.	140,463	360,745
Arvida Group, Ltd.	11,416	10,654
Chorus, Ltd.	103,595	297,821
Contact Energy, Ltd.	53,517	214,875
EBOS Group, Ltd.	22,462	277,765
Freightways, Ltd.	32,366	183,626
Genesis Energy, Ltd.	94,305	166,482
Gentrack Group, Ltd.	4,516	15,581
Hallenstein Glasson Holdings, Ltd.	23,287	54,625
Heartland Bank, Ltd.	56,652	78,175
68	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
New Zealand (continued)
Infratil, Ltd.	123,556	$279,824
Kathmandu Holdings, Ltd.	34,744	57,954
Mainfreight, Ltd.	19,285	342,512
Metlifecare, Ltd.	37,102	162,652
Metro Performance Glass, Ltd.	22,396	17,873
New Zealand Oil & Gas, Ltd.	20,100	9,963
NZME, Ltd.	72,696	45,708
NZX, Ltd.	63,699	54,518
Pacific Edge, Ltd. (B)	105,378	37,155
PGG Wrightson, Ltd.	18,780	8,234
Pike River Coal, Ltd. (A)(B)	57,122	0
Restaurant Brands New Zealand, Ltd.	26,537	122,075
Sanford, Ltd.	6,681	35,535
Scales Corp, Ltd.	16,405	40,552
Skellerup Holdings, Ltd.	36,142	43,923
SKY Network Television, Ltd.	119,489	243,991
SKYCITY Entertainment Group, Ltd.	201,413	550,044
Steel & Tube Holdings, Ltd.	21,933	33,874
Summerset Group Holdings, Ltd.	49,158	180,978
Synlait Milk, Ltd. (B)	6,048	20,772
The New Zealand Refining Company, Ltd.	34,054	61,883
The Port of Tauranga, Ltd. (C)	73,968	236,335
The Warehouse Group, Ltd.	25,288	38,336
Tilt Renewables, Ltd.	8,448	12,573
Tourism Holdings, Ltd.	23,000	75,491
TOWER, Ltd. (B)	51,604	33,221
Trade Me Group, Ltd.	99,504	332,841
Trustpower, Ltd.	8,448	33,085
Vector, Ltd.	69,876	164,408
Vista Group International, Ltd.	1,980	7,472
Xero, Ltd. (B)	15,236	287,625
Z Energy, Ltd.	39,179	217,435
Norway 0.9%		5,285,383
ABG Sundal Collier Holding ASA	106,600	77,700
AF Gruppen ASA	3,074	57,667
Akastor ASA (B)	39,742	78,494
Aker Solutions ASA (B)	35,146	164,327
American Shipping Company ASA (B)	14,000	43,245
Archer, Ltd. (B)	8,068	10,275
Atea ASA (B)	24,776	327,760
Austevoll Seafood ASA	20,677	213,629
Avance Gas Holding, Ltd. (B)(D)	12,566	33,928
Bonheur ASA	5,857	58,418
Borregaard ASA	21,094	246,029
BW Offshore, Ltd. (B)	26,624	87,481
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	69

	Shares	Value
Norway (continued)
DNO ASA (B)(C)	166,906	$261,912
DOF ASA (B)	31,679	3,350
Ekornes ASA	6,636	93,720
Fred Olsen Energy ASA (B)(C)	11,030	12,957
Frontline, Ltd.	10,120	50,927
Grieg Seafood ASA	13,795	136,756
Hexagon Composites ASA (B)	19,738	70,952
Hoegh LNG Holdings, Ltd.	13,067	138,239
Kongsberg Automotive ASA (B)	102,136	104,821
Kongsberg Gruppen ASA	3,610	58,964
Kvaerner ASA (B)	47,283	67,980
Nordic Semiconductor ASA (B)	30,162	155,325
Norwegian Air Shuttle ASA (B)(C)	5,833	145,555
Ocean Yield ASA	8,441	74,458
Odfjell Drilling, Ltd. (B)	5,902	18,070
Odfjell SE, A Shares	7,780	26,880
Olav Thon Eiendomsselskap ASA	3,160	68,906
Opera Software ASA (B)	38,500	119,095
Petroleum Geo-Services ASA (B)(C)	88,655	167,762
PhotoCure ASA (B)	3,308	9,734
Prosafe SE (B)	3,063	7,882
Protector Forsikring ASA (C)	13,728	137,966
Q-Free ASA (B)(C)	14,930	17,199
Scatec Solar ASA (D)	13,940	83,209
Selvaag Bolig ASA	8,785	40,890
Sevan Marine ASA (B)	7,650	13,736
Skandiabanken ASA (D)	6,068	62,690
Solstad Offshore ASA (B)	7,369	7,577
SpareBank 1 SMN	6,539	68,680
SpareBank 1 SR-Bank ASA	23,878	256,192
TGS NOPEC Geophysical Company ASA	15,231	326,275
Tomra Systems ASA	26,647	401,586
Treasure ASA	15,273	31,466
Veidekke ASA	18,457	239,113
Wallenius Wilhelmsen Logistics (B)	20,420	134,012
Wilh Wilhelmsen Holding ASA, Class A	3,793	119,342
XXL ASA (D)	15,174	152,252
Peru 0.1%		285,262
Hochschild Mining PLC	77,484	285,262
Philippines 0.0%		29,687
Del Monte Pacific, Ltd. (C)	136,300	29,687
Portugal 0.4%		2,562,628
Altri SGPS SA	18,001	78,661
Banco Comercial Portugues SA (B)	2,723,132	724,217
70	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Portugal (continued)
CTT-Correios de Portugal SA	27,062	$167,888
Mota-Engil SGPS SA	32,351	93,493
NOS SGPS SA	59,362	380,184
Novabase SGPS SA	2,054	7,838
REN - Redes Energeticas Nacionais SGPS SA	72,200	237,458
Semapa-Sociedade de Investimento & Gestao	6,591	119,068
Sonae Capital SGPS SA	38,685	34,568
Sonae SGPS SA	340,620	381,315
Teixeira Duarte SA	65,968	21,933
The Navigator Company SA	73,998	316,005
Russia 0.1%		444,570
Evraz PLC	102,278	444,570
Singapore 1.3%		8,219,992
Accordia Golf Trust	199,500	104,505
Amara Holdings, Ltd.	80,000	29,199
Ascendas India Trust (C)	163,100	138,926
Baker Technology, Ltd.	20,200	8,645
Banyan Tree Holdings, Ltd. (B)	78,000	35,355
Bonvests Holdings, Ltd.	36,400	36,775
Boustead Projects, Ltd.	28,557	18,205
Boustead Singapore, Ltd.	72,689	47,196
Breadtalk Group, Ltd.	26,000	30,689
Bukit Sembawang Estates, Ltd. (C)	45,200	215,192
BW LPG, Ltd. (B)(D)	24,402	100,427
Cape PLC	34,623	118,219
Centurion Corp., Ltd.	85,000	33,228
China Aviation Oil Singapore Corp., Ltd. (C)	57,600	67,851
Chip Eng Seng Corp., Ltd.	106,200	56,814
Chuan Hup Holdings, Ltd.	78,000	18,163
CITIC Envirotech, Ltd. (C)	67,900	37,306
Creative Technology, Ltd. (B)	7,050	6,019
CSE Global, Ltd.	136,600	37,781
CW Group Holdings, Ltd.	135,000	27,832
CWT, Ltd.	53,500	89,553
Delfi, Ltd.	46,000	66,570
Dyna-Mac Holdings, Ltd. (B)	135,000	12,405
Elec & Eltek International Company, Ltd.	5,000	7,532
Ezion Holdings, Ltd. (B)(C)	434,820	63,173
Ezra Holdings, Ltd. (A)(B)	438,996	3,561
Far East Orchard, Ltd. (C)	35,294	39,595
First Resources, Ltd.	120,000	165,085
Food Empire Holdings, Ltd.	43,800	20,220
Fragrance Group, Ltd. (C)	200,000	23,766
Frasers Centrepoint, Ltd.	64,200	98,104
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	71

	Shares	Value
Singapore (continued)
Gallant Venture, Ltd. (B)	264,000	$26,699
Geo Energy Resources, Ltd.	105,900	19,952
GL, Ltd.	137,000	75,234
Golden Agri-Resources, Ltd.	1,005,400	292,959
GuocoLand, Ltd.	56,800	99,727
Halcyon Agri Corp., Ltd. (B)(C)	88,757	36,343
Health Management International, Ltd.	25,214	11,818
Hiap Hoe, Ltd.	38,000	20,449
Hi-P International, Ltd.	51,000	53,126
Ho Bee Land, Ltd.	50,300	88,374
Hong Fok Corp., Ltd.	89,836	52,371
Hong Leong Asia, Ltd.	46,000	32,827
Hong Leong Finance, Ltd. (C)	18,600	35,976
Hotel Grand Central, Ltd.	11,521	11,398
Hutchison Port Holdings Trust	147,900	67,381
Hwa Hong Corp., Ltd.	55,000	12,768
Hyflux, Ltd.	154,800	56,548
IGG, Inc.	194,000	305,029
Indofood Agri Resources, Ltd.	58,100	20,415
Japfa, Ltd. (C)	75,800	30,784
k1 Ventures, Ltd.	36,000	20,444
Kenon Holdings, Ltd. (B)	2,770	38,845
Keppel Infrastructure Trust	619,906	256,234
Keppel Telecommunications & Transportation, Ltd.	20,700	23,075
Lian Beng Group, Ltd.	83,500	37,911
Low Keng Huat Singapore, Ltd. (C)	64,000	31,390
Lum Chang Holdings, Ltd.	41,200	10,798
M1, Ltd. (C)	81,800	108,019
Metro Holdings, Ltd.	127,600	112,430
Midas Holdings, Ltd. (B)(C)	249,000	39,483
Nera Telecommunications, Ltd.	47,200	13,252
NSL, Ltd.	29,000	30,351
Olam International, Ltd.	64,200	97,569
OUE, Ltd.	52,500	75,950
Oxley Holdings, Ltd.	63,100	27,007
Pan-United Corp., Ltd.	68,750	29,223
Penguin International, Ltd. (B)	41,333	8,301
Perennial Real Estate Holdings, Ltd.	22,300	14,906
Q&M Dental Group Singapore, Ltd. (C)	48,100	22,374
QAF, Ltd.	39,234	35,008
Raffles Education Corp., Ltd. (B)	215,233	31,092
Raffles Medical Group, Ltd. (C)	149,216	121,010
RHT Health Trust	106,100	67,267
Rickmers Maritime (A)(B)	221,728	0
Riverstone Holdings, Ltd.	69,000	56,024
Rotary Engineering, Ltd. (C)	66,700	18,491
72	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Singapore (continued)
SATS, Ltd.	91,100	$324,925
SBS Transit, Ltd.	20,500	38,566
Sembcorp Industries, Ltd.	102,300	225,331
Sembcorp Marine, Ltd. (C)	144,300	169,756
Sheng Siong Group, Ltd. (C)	141,200	95,883
SHS Holdings, Ltd. (C)	84,000	13,649
SIA Engineering Company, Ltd. (C)	22,500	58,403
SIIC Environment Holdings, Ltd. (C)	204,380	80,676
Sinarmas Land, Ltd.	300,000	95,327
Sing Holdings, Ltd.	79,000	24,183
Sing Investments & Finance, Ltd.	28,600	31,845
Singapore Post, Ltd. (C)	298,800	277,752
Singapore Press Holdings, Ltd.	166,600	339,517
Singapore Reinsurance Corp., Ltd.	47,000	10,772
Singapore Shipping Corp., Ltd.	83,800	17,919
Stamford Land Corp., Ltd. (C)	142,600	51,929
StarHub, Ltd.	99,100	190,819
Sunningdale Tech, Ltd.	30,260	44,901
Swiber Holdings, Ltd. (A)(B)	128,250	10,310
Tat Hong Holdings, Ltd. (B)(C)	77,700	20,679
The Hour Glass, Ltd.	31,600	14,677
Tuan Sing Holdings, Ltd.	153,954	38,588
UMS Holdings, Ltd.	92,600	64,702
United Engineers, Ltd.	101,100	202,120
United Industrial Corp., Ltd. (C)	22,000	53,551
UOB-Kay Hian Holdings, Ltd.	114,134	114,469
UPP Holdings, Ltd.	74,200	13,703
Venture Corp., Ltd.	58,400	681,802
Vibrant Group, Ltd. (C)	69,882	20,697
Vicom, Ltd.	4,000	16,759
Wee Hur Holdings, Ltd.	102,000	18,402
Wheelock Properties Singapore, Ltd.	57,600	78,421
Wing Tai Holdings, Ltd.	102,517	161,168
XP Power, Ltd.	4,203	143,431
Yeo Hiap Seng, Ltd.	8,834	8,334
Yongnam Holdings, Ltd. (B)	147,375	31,503
South Africa 0.1%		257,567
Lonmin PLC (B)(C)	75,962	84,258
Petra Diamonds, Ltd. (B)	142,410	173,309
Spain 2.3%		14,166,077
Acciona SA	8,117	694,667
Acerinox SA	47,211	673,529
Adveo Group International SA (B)	3,825	13,805
Almirall SA (C)	15,914	163,398
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	73

	Shares	Value
Spain (continued)
Amper SA (B)(C)	292,539	$79,758
Applus Services SA	30,432	391,381
Atresmedia Corp de Medios de Comunicacion SA	20,348	212,224
Azkoyen SA	4,660	43,583
Baron de Ley (B)	983	123,212
Bolsas y Mercados Espanoles SHMSF SA	19,357	698,010
Caja de Ahorros del Mediterraneo (A)(B)	1,684	0
Cellnex Telecom SA (D)	24,833	554,935
Cia de Distribucion Integral Logista Holdings SA	4,396	108,872
Cie Automotive SA	12,467	312,695
Construcciones y Auxiliar de Ferrocarriles SA	5,360	223,308
Deoleo SA (B)	45,694	10,617
Distribuidora Internacional de Alimentacion SA	153,710	973,659
Duro Felguera SA (B)(C)	30,857	29,450
Ebro Foods SA	20,230	482,604
eDreams ODIGEO SA (B)	20,659	68,987
Elecnor SA	8,224	116,072
Ence Energia y Celulosa SA	57,514	251,853
Ercros SA	32,244	112,668
Euskaltel SA (D)	22,434	228,474
Faes Farma SA	69,887	229,253
Fluidra SA	12,779	123,318
Grupo Catalana Occidente SA	10,421	440,972
Grupo Ezentis SA (B)(C)	65,836	59,999
Iberpapel Gestion SA	2,611	84,206
Indra Sistemas SA (B)	31,560	497,175
Inmobiliaria Colonial SA	56,044	548,034
Laboratorios Farmaceuticos Rovi SA	1,848	36,059
Liberbank SA (B)	113,444	137,978
Mediaset Espana Comunicacion SA	48,282	560,497
Melia Hotels International SA	22,080	325,245
Miquel y Costas & Miquel SA	3,781	142,432
NH Hotel Group SA	83,640	545,836
Obrascon Huarte Lain SA (B)(C)	48,890	208,543
Papeles y Cartones de Europa SA	12,491	106,464
Pescanova SA (B)	2,188	3,399
Pharma Mar SA (B)	46,893	212,874
Prim SA	2,446	30,440
Promotora de Informaciones SA, Class A (B)	13,283	45,575
Prosegur Cia de Seguridad SA	78,788	537,009
Quabit Inmobiliaria SA (B)(C)	13,547	28,117
Realia Business SA (B)	53,191	69,763
Sacyr SA (B)	147,399	415,680
Saeta Yield SA	11,878	143,575
Solaria Energia y Medio Ambiente SA (B)(C)	10,301	18,114
Talgo SA (D)	15,388	90,353
74	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Spain (continued)
Tecnicas Reunidas SA	9,268	$322,090
Tubacex SA (B)	37,585	135,237
Tubos Reunidos SA (B)	43,414	55,282
Vidrala SA	4,665	359,937
Viscofan SA	10,539	636,486
Vocento SA (B)	14,712	26,814
Zardoya Otis SA	40,871	421,560
Sweden 3.0%		18,328,493
AAK AB	8,415	618,223
Acando AB	20,482	70,407
AddLife AB	6,406	137,214
AddNode Group AB	2,233	21,574
AddTech AB, B Shares	16,740	327,704
AF AB, B Shares	18,707	408,175
Ahlstrom-Munksjo OYJ (B)	5,141	110,825
Atrium Ljungberg AB, B Shares	14,040	249,566
Attendo AB (D)	851	10,493
Avanza Bank Holding AB	6,326	265,026
Axactor AB (B)(C)	227,317	86,261
BE Group AB (B)	1,076	7,151
Beijer Alma AB	5,735	169,319
Beijer Electronics AB (B)	1,967	9,324
Beijer Ref AB	6,810	214,847
Bergman & Beving AB	7,946	93,799
Betsson AB (B)	31,747	296,565
Bilia AB, A Shares	22,380	233,205
BillerudKorsnas AB	7,337	122,380
BioGaia AB, B Shares	4,164	158,159
Biotage AB	11,979	89,310
Bjorn Borg AB (B)	6,665	26,446
Bonava AB	1,278	20,807
Bonava AB, B Shares	3,176	51,820
Bulten AB	5,708	87,669
Bure Equity AB	13,595	164,772
Byggmax Group AB	17,075	143,041
Catena AB	1,653	29,759
Clas Ohlson AB, B Shares	9,715	193,183
Cloetta AB, B Shares	69,461	263,285
Com Hem Holding AB	20,479	305,140
Concordia Maritime AB, B Shares	5,539	9,041
Dedicare AB, B Shares	1,128	19,430
Dios Fastigheter AB	24,390	149,250
Doro AB	6,824	42,590
Duni AB	10,787	164,265
Dustin Group AB (D)	8,947	75,166
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	75

	Shares	Value
Sweden (continued)
Eastnine AB	2,707	$22,824
Elanders AB, B Shares	2,728	34,038
Eltel AB (B)(D)	5,460	16,362
Enea AB (B)	4,257	39,366
eWork Group AB	1,387	17,192
Fabege AB	37,951	761,272
Fagerhult AB	5,400	71,235
FastPartner AB	635	11,429
Granges AB	20,964	232,976
Gunnebo AB	9,705	50,292
Haldex AB (B)	13,702	186,857
Hemfosa Fastigheter AB	30,469	374,819
HIQ International AB (B)	15,187	109,943
Holmen AB, B Shares	16,082	703,439
Indutrade AB	23,102	562,915
Inwido AB	10,484	135,096
ITAB Shop Concept AB, Class B	7,377	63,028
JM AB	20,498	657,721
KappAhl AB	17,702	100,191
Karo Pharma AB (C)	15,009	73,068
Klovern AB, B Shares	143,746	199,093
KNOW IT AB	4,217	64,725
Kungsleden AB	55,531	373,339
Lagercrantz Group AB, B Shares	14,070	142,660
Lifco AB, B Shares	2,282	74,694
Lindab International AB	19,706	202,897
Loomis AB, B Shares	16,519	602,747
Medivir AB, B Shares (B)	6,375	57,983
Mekonomen AB	6,912	148,471
Modern Times Group MTG AB, B Shares	15,156	549,450
Momentum Group AB, Class B (B)	7,946	85,753
MQ Holding AB	7,470	30,061
Mycronic AB (C)	18,323	172,392
NCC AB, B Shares	10,870	283,733
Net Insight AB, B Shares (B)	29,909	19,403
NetEnt AB (B)	46,378	443,608
New Wave Group AB, B Shares	13,930	97,761
Nobia AB	29,222	283,625
Nobina AB (D)	7,787	38,908
Nolato AB, B Shares	5,977	257,799
NP3 Fastigheter AB	6,034	35,852
OEM International AB, B Shares	6,889	163,555
Opus Group AB	64,359	52,239
Pandox AB	3,113	56,012
Peab AB	54,470	625,763
Platzer Fastigheter Holding AB	1,929	12,095
76	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Sweden (continued)
Pricer AB, B Shares	25,941	$29,899
Proact IT Group AB	2,222	55,968
Probi AB	48	2,463
Qliro Group AB (B)	41,364	93,410
Ratos AB, B Shares	59,430	278,251
RaySearch Laboratories AB (B)	4,885	98,372
Recipharm AB, B Shares	3,909	43,634
Rottneros AB	18,906	14,874
Sagax AB, B Shares	12,229	153,879
SAS AB (B)	26,732	65,983
Scandi Standard AB	6,476	47,873
Scandic Hotels Group AB (D)	3,409	47,012
Sectra AB, B Shares (B)	1,980	34,251
Semcon AB	4,746	31,808
Sensys Gatso Group AB (B)(C)	174,190	14,143
SkiStar AB	7,657	179,717
SSAB AB, A Shares (B)	9,753	49,554
SSAB AB, B Shares (B)	47,847	196,956
Sweco AB, B Shares	16,522	416,378
Swedol AB, Class B	860	3,508
Systemair AB	3,664	60,070
Thule Group AB (D)	15,697	300,545
VBG Group AB	560	9,202
Victoria Park AB, B Shares	17,436	62,374
Vitrolife AB	3,084	258,593
Wallenstam AB, B Shares	53,892	549,189
Wihlborgs Fastigheter AB	20,038	486,715
Switzerland 4.6%		28,340,465
Allreal Holding AG (B)	3,961	711,309
Alpiq Holding AG (B)	750	64,179
ALSO Holding AG (B)	1,317	171,349
APG SGA SA	311	127,821
Arbonia AG (B)	9,422	168,643
Aryzta AG (B)	14,530	457,798
Ascom Holding AG	8,420	164,125
Autoneum Holding AG	758	192,772
Bachem Holding AG	577	70,114
Bank Cler AG	1,570	68,156
Banque Cantonale de Geneve	569	94,377
Banque Cantonale Vaudoise	829	598,289
Belimo Holding AG	128	503,156
Bell Food Group AG	344	157,856
Bellevue Group AG (B)	2,363	51,596
Berner Kantonalbank AG (C)	1,316	247,124
BFW Liegenschaften AG (B)	704	32,934
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	77

	Shares	Value
Switzerland (continued)
BKW AG	3,764	$218,715
Bobst Group SA	2,647	300,492
Bossard Holding AG	1,855	403,932
Bucher Industries AG	1,733	610,254
Burckhardt Compression Holding AG (C)	697	204,452
Burkhalter Holding AG	964	133,248
Calida Holding AG (B)	1,142	44,792
Carlo Gavazzi Holding AG	85	28,854
Cavotec SA (B)	7,080	25,645
Cembra Money Bank AG (B)	5,785	503,701
Cicor Technologies (B)	495	27,200
Cie Financiere Tradition SA	544	50,001
Coltene Holding AG	810	84,958
Conzzeta AG	301	309,302
Daetwyler Holding AG	2,053	321,661
DKSH Holding AG	4,414	361,823
dormakaba Holding AG (B)	785	708,002
Edmond de Rothschild Suisse SA	1	17,492
EFG International AG (B)	29,777	243,782
Emmi AG (B)	602	402,586
Energiedienst Holding AG	1,013	27,986
Evolva Holding SA (B)	26,591	11,648
Feintool International Holding AG (B)	455	57,011
Fenix Outdoor International AG	671	68,314
Ferrexpo PLC	73,932	286,584
Flughafen Zurich AG	3,579	877,412
Forbo Holding AG	279	424,816
GAM Holding AG (B)	48,911	751,869
Georg Fischer AG	1,145	1,319,806
Gurit Holding AG (B)	113	129,582
Helvetia Holding AG	1,714	981,675
Hiag Immobilien Holding AG (B)	181	21,491
Highlight Communications AG	4,309	25,985
HOCHDORF Holding AG (B)	246	67,516
Huber & Suhner AG	3,948	234,199
Hypothekarbank Lenzburg AG	7	32,874
Implenia AG	4,221	287,803
Inficon Holding AG (B)	428	243,909
Interroll Holding AG	176	225,087
Intershop Holding AG	267	134,001
IWG PLC	172,710	671,856
Jungfraubahn Holding AG	635	72,553
Kardex AG (B)	1,701	178,302
Komax Holding AG	815	226,752
Kudelski SA	10,947	141,193
Lastminute.com NV (B)	1,714	22,507
78	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Switzerland (continued)
LEM Holding SA	153	$189,800
Logitech International SA	21,604	769,854
Luzerner Kantonalbank AG	937	430,780
MCH Group AG	456	37,569
Metall Zug AG, B Shares	59	243,999
Meyer Burger Technology AG (B)	22,601	32,828
Mobilezone Holding AG	4,843	59,123
Mobimo Holding AG (B)	1,815	501,751
OC Oerlikon Corp. AG (B)	52,027	727,325
Orascom Development Holding AG (B)	4,769	36,067
Orell Fuessli Holding AG	223	27,057
Oriflame Holding AG	3,512	128,422
Orior AG	1,215	96,793
Panalpina Welttransport Holding AG	2,991	393,874
Phoenix Mecano AG	167	93,093
Plazza AG	376	90,370
PSP Swiss Property AG	10,664	978,979
Rieter Holding AG (B)	776	166,283
Romande Energie Holding SA	100	134,065
Schaffner Holding AG (B)	198	68,193
Schmolz & Bickenbach AG (B)	148,981	141,704
Schweiter Technologies AG	271	339,854
SFS Group AG (B)	1,265	144,097
Siegfried Holding AG (B)	872	277,634
St. Galler Kantonalbank AG	603	269,933
Sulzer AG	3,955	437,531
Sunrise Communications Group AG (B)(D)	5,615	480,899
Swissquote Group Holding SA	2,821	102,853
Tamedia AG	741	115,229
Tecan Group AG	2,690	539,320
Temenos Group AG (B)	13,203	1,303,790
Thurgauer Kantonalbank	384	39,956
u-blox Holding AG (B)	1,722	310,887
Valiant Holding AG	4,628	505,719
Valora Holding AG	864	260,716
Vaudoise Assurances Holding SA	261	141,473
Vetropack Holding AG	56	117,809
Von Roll Holding AG (B)	2,046	2,935
Vontobel Holding AG	6,021	383,802
VZ Holding AG	387	116,781
Walliser Kantonalbank (B)	446	44,549
Walter Meier AG	876	37,913
Warteck Invest AG	16	32,236
Ypsomed Holding AG (B)(C)	838	126,225
Zehnder Group AG	2,627	92,673
Zueblin Immobilien Holding AG (B)	356	9,519
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	79

	Shares	Value
Switzerland (continued)
Zug Estates Holding AG, B Shares (B)	69	$132,037
Zuger Kantonalbank AG	40	220,945
United Arab Emirates 0.0%		102,825
Gulf Marine Services PLC	24,028	13,967
Lamprell PLC (B)	68,445	88,858
United Kingdom 14.9%		91,619,283
4imprint Group PLC	3,873	100,994
A.G.Barr PLC	31,218	254,395
AA PLC	161,226	333,773
Acacia Mining PLC	42,296	111,199
Acal PLC	12,904	49,722
Afren PLC (A)(B)	310,484	0
Aggreko PLC	54,994	640,316
Aldermore Group PLC (B)	31,932	93,171
Amec Foster Wheeler PLC	107,635	588,042
Anglo Pacific Group PLC	30,338	55,179
Anglo-Eastern Plantations PLC	3,980	42,652
Arrow Global Group PLC	37,154	225,020
Ascential PLC	5,177	25,121
Ashmore Group PLC	104,550	499,285
Auto Trader Group PLC (D)	123,274	563,992
AVEVA Group PLC	16,863	420,963
Avon Rubber PLC	4,864	58,738
Balfour Beatty PLC	198,142	689,672
BBA Aviation PLC	301,371	1,176,259
Beazley PLC	145,239	958,886
Bellway PLC	35,512	1,473,933
Berendsen PLC	44,602	731,468
Bloomsbury Publishing PLC	31,175	69,198
Bodycote PLC	57,196	707,064
Booker Group PLC	447,558	1,156,211
Bovis Homes Group PLC	57,264	781,934
Braemar Shipping Services PLC	7,806	30,296
Brewin Dolphin Holdings PLC	85,058	392,846
Britvic PLC	65,082	636,490
BTG PLC (B)	35,635	320,991
Cairn Energy PLC (B)	38,311	85,005
Cambian Group PLC	21,739	60,567
Capital & Counties Properties PLC	141,916	498,630
Carclo PLC (B)	7,141	15,079
Card Factory PLC	29,402	126,827
Carillion PLC (C)	114,263	65,236
Carpetright PLC (B)	6,882	17,242
Carr's Group PLC	15,261	29,197
80	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
United Kingdom (continued)
Castings PLC	8,508	$51,361
Centaur Media PLC	19,732	13,926
Charles Stanley Group PLC	5,789	32,619
Charles Taylor PLC	7,487	24,283
Chemring Group PLC	85,001	194,264
Chesnara PLC	39,738	205,330
Cineworld Group PLC	54,202	453,448
Circassia Pharmaceuticals PLC (B)	8,688	10,006
City of London Investment Group PLC	2,365	11,970
Clarkson PLC	5,885	212,831
Close Brothers Group PLC	43,987	879,381
CLS Holdings PLC	49,740	142,770
CMC Markets PLC (D)	6,842	12,886
Cobham PLC	628,953	1,117,265
Communisis PLC	54,344	38,781
Computacenter PLC	19,794	261,846
Concentric AB	13,692	211,882
Connect Group PLC	74,451	98,059
Consort Medical PLC	14,004	199,614
Costain Group PLC	25,570	147,901
Countrywide PLC	20,797	37,373
Cranswick PLC	13,347	517,738
Crest Nicholson Holdings PLC	68,100	479,889
Daejan Holdings PLC	1,198	92,015
Daily Mail & General Trust PLC	71,982	579,865
Dairy Crest Group PLC	37,984	291,928
De La Rue PLC	27,225	218,513
Debenhams PLC	306,827	159,667
Dechra Pharmaceuticals PLC	8,000	198,297
Devro PLC	47,678	141,729
Dialight PLC (B)	7,641	79,333
Dialog Semiconductor PLC (B)	20,672	941,029
Dignity PLC	13,084	382,873
Diploma PLC	33,341	466,874
Domino's Pizza Group PLC	128,654	450,094
Drax Group PLC	108,186	431,436
DS Smith PLC	259,364	1,673,109
Dunelm Group PLC	21,744	164,832
Electrocomponents PLC	164,884	1,351,380
Elementis PLC	160,991	562,553
EnQuest PLC (B)	399,124	130,026
Enterprise Inns PLC (B)	204,048	374,067
Equiniti Group PLC (D)	12,054	42,131
Essentra PLC	77,513	535,061
esure Group PLC	76,130	268,162
Euromoney Institutional Investor PLC	12,232	177,604
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	81

	Shares	Value
United Kingdom (continued)
FDM Group Holdings PLC	6,884	$81,282
Fenner PLC	60,272	268,197
Fidessa Group PLC	9,638	261,841
Findel PLC (B)	18,987	48,239
Firstgroup PLC (B)	341,616	518,263
Flybe Group PLC (B)	65,578	32,207
Foxtons Group PLC	68,323	78,498
Fuller Smith & Turner PLC, Class A	9,499	124,763
Future PLC (B)	6,486	26,792
Galliford Try PLC	22,465	404,962
Games Workshop Group PLC	640	13,564
Gem Diamonds, Ltd. (B)	36,843	38,557
Genus PLC	16,324	394,310
GetBusy PLC (B)	8,635	3,852
Go-Ahead Group PLC	11,602	270,444
Gocompare.Com Group PLC (B)	82,811	109,117
Grainger PLC	117,502	387,403
Greene King PLC	95,356	850,972
Greggs PLC	27,049	421,190
Halfords Group PLC	74,863	312,002
Halma PLC	97,781	1,382,037
Harvey Nash Group PLC	6,000	6,508
Hays PLC	385,872	913,071
Headlam Group PLC	23,677	192,216
Helical PLC	41,845	180,249
Henry Boot PLC	21,120	83,377
Hill & Smith Holdings PLC	20,906	348,346
Hilton Food Group PLC	6,973	69,162
Hogg Robinson Group PLC	48,756	48,056
HomeServe PLC	72,572	686,841
Howden Joinery Group PLC	177,525	977,996
Hunting PLC (B)	40,537	210,537
Huntsworth PLC	76,423	72,120
Ibstock PLC (D)	16,394	49,824
IG Group Holdings PLC	100,106	835,979
Imagination Technologies Group PLC (B)	16,432	28,734
IMI PLC	48,723	715,362
Inchcape PLC	106,418	1,146,575
Indivior PLC (B)	184,508	993,911
Inmarsat PLC	91,301	864,566
Intermediate Capital Group PLC	39,902	458,763
International Personal Finance PLC	25,827	65,311
Interserve PLC	40,165	87,511
IP Group PLC (B)	65,250	97,905
ITE Group PLC	75,623	173,161
J.D. Wetherspoon PLC	20,655	291,473
82	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
United Kingdom (continued)
Jackpotjoy PLC (B)	9,885	$93,258
James Fisher & Sons PLC	17,009	340,961
Jardine Lloyd Thompson Group PLC	36,221	540,822
JD Sports Fashion PLC	92,038	385,426
Jimmy Choo PLC (B)	8,632	25,671
John Laing Group PLC (D)	8,997	34,493
John Menzies PLC	26,312	240,803
John Wood Group PLC	99,754	730,254
Jupiter Fund Management PLC	111,603	775,315
Just Group PLC	40,156	80,120
KAZ Minerals PLC (B)	90,039	981,383
KCOM Group PLC	149,574	192,710
Keller Group PLC	21,661	231,971
Kier Group PLC	26,951	410,053
Ladbrokes Coral Group PLC	271,026	415,464
Laird PLC	200,980	367,393
Lancashire Holdings, Ltd.	68,395	608,272
Laura Ashley Holdings PLC	68,094	7,592
Lookers PLC	97,856	137,109
Low & Bonar PLC	38,633	39,418
LSL Property Services PLC	18,865	57,193
Man Group PLC	481,704	1,043,092
Management Consulting Group PLC (B)	85,894	7,616
Marshalls PLC	65,884	374,252
Marston's PLC	268,276	400,370
McBride PLC (B)	49,931	113,415
McColl's Retail Group PLC	6,093	21,212
Mears Group PLC	28,992	163,113
Meggitt PLC	191,090	1,279,961
Melrose Industries PLC	466,985	1,328,193
Millennium & Copthorne Hotels PLC	46,711	282,985
Mitchells & Butlers PLC	89,114	285,405
Mitie Group PLC	96,472	334,933
MJ Gleeson PLC	3,558	29,383
Moneysupermarket.com Group PLC	127,608	527,584
Morgan Advanced Materials PLC	78,025	302,778
Morgan Sindall Group PLC	10,778	175,311
Moss Bros Group PLC	9,995	12,451
Mothercare PLC (B)	37,030	47,658
MWB Group Holdings PLC (A)(B)	15,166	956
N. Brown Group PLC	58,390	247,610
National Express Group PLC	118,007	548,381
NCC Group PLC	24,586	59,134
NEX Group PLC	81,041	695,239
Non-Standard Finance PLC (D)	11,271	11,093
Norcros PLC	9,355	21,034
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	83

	Shares	Value
United Kingdom (continued)
Northgate PLC	53,073	$276,436
Novae Group PLC	15,287	140,066
Ocado Group PLC (B)(C)	104,166	417,326
On the Beach Group PLC (D)	5,411	29,909
OneSavings Bank PLC	34,755	177,226
Ophir Energy PLC (B)	58,917	59,043
Oxford Instruments PLC	12,655	171,726
Pagegroup PLC	97,882	647,668
PayPoint PLC	16,602	197,833
Pendragon PLC	360,219	149,294
Pennon Group PLC	111,149	1,166,188
Petrofac, Ltd.	50,019	270,399
Petropavlovsk PLC (B)	502,489	49,477
Pets at Home Group PLC	37,800	89,418
Photo-Me International PLC	68,328	146,242
Polypipe Group PLC	35,149	180,173
Porvair PLC	833	5,270
Premier Foods PLC (B)	197,561	106,034
Premier Oil PLC (B)(C)	130,680	94,321
PZ Cussons PLC	74,501	330,305
QinetiQ Group PLC	162,032	482,416
R.E.A. Holdings PLC (B)	2,867	12,049
Rank Group PLC	35,070	104,157
Rathbone Brothers PLC	6,127	220,373
Redrow PLC	70,152	563,313
Renishaw PLC	10,117	599,875
Renold PLC (B)	36,501	25,328
Rentokil Initial PLC	246,396	970,778
Ricardo PLC	15,814	149,741
Rightmove PLC	22,498	1,200,363
River & Mercantile Group PLC	2,488	10,010
RM PLC	12,019	25,130
Robert Walters PLC	12,302	80,570
Rotork PLC	235,737	699,749
RPC Group PLC	113,240	1,357,185
RPS Group PLC	65,260	243,674
Saga PLC	83,323	218,517
Savills PLC	38,920	445,526
SDL PLC	22,906	134,027
Seadrill, Ltd. (B)(C)	15,137	2,682
Senior PLC	118,868	421,665
Serco Group PLC (B)	129,540	197,388
Servelec Group PLC	2,191	8,193
Severfield Rowen PLC	89,306	78,913
Shanks Group PLC	216,355	260,089
SIG PLC	241,537	555,231
84	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
United Kingdom (continued)
Soco International PLC	54,822	$84,179
Softcat PLC	10,554	54,444
Spectris PLC	34,836	1,043,820
Speedy Hire PLC	226,833	156,633
Spirax-Sarco Engineering PLC	18,048	1,312,655
Spire Healthcare Group PLC (D)	11,152	47,029
Spirent Communications PLC	160,841	202,413
Sportech PLC (B)	13,287	16,820
Sports Direct International PLC (B)(C)	41,666	209,319
SSP Group PLC	68,689	490,963
St. Ives PLC	37,604	34,501
St. Modwen Properties PLC	67,612	308,624
Stagecoach Group PLC	105,278	227,883
Stallergenes Greer PLC (B)	729	31,964
Standard Life Aberdeen PLC	58,112	322,928
SThree PLC	31,746	135,686
Stobart Group, Ltd.	41,050	155,194
Stock Spirits Group PLC	15,413	46,460
Stolt-Nielsen, Ltd.	6,941	104,260
SuperGroup PLC	13,239	272,223
Synthomer PLC	83,844	512,645
TalkTalk Telecom Group PLC (C)	139,745	363,367
Tate & Lyle PLC	125,843	1,111,160
Ted Baker PLC	7,617	245,774
Telecom Plus PLC	17,172	242,540
The Gym Group PLC (D)	6,773	17,953
The Paragon Group of Companies PLC	36,627	194,035
The Restaurant Group PLC	53,775	241,012
The Vitec Group PLC	3,750	48,427
The Weir Group PLC	30,221	701,306
Thomas Cook Group PLC	459,921	748,536
Topps Tiles PLC	52,481	57,835
TP ICAP PLC	144,158	919,980
Travis Perkins PLC	59,695	1,162,751
Trifast PLC	23,116	65,127
Trinity Mirror PLC	104,184	130,057
TT Electronics PLC	49,695	145,004
Tullow Oil PLC (B)	379,561	765,847
U & I Group PLC	37,297	89,621
UBM PLC	108,474	930,891
Ultra Electronics Holdings PLC	19,208	459,145
Vectura Group PLC (B)	173,692	246,292
Vesuvius PLC	87,795	655,942
Victrex PLC	23,040	606,461
Virgin Money Holdings UK PLC	39,486	135,878
Volex PLC (B)	21,791	18,221
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	85

	Shares	Value
United Kingdom (continued)
Volution Group PLC	1,884	$4,646
Vp PLC	664	7,079
WH Smith PLC	29,940	715,427
William Hill PLC	234,478	751,203
Wilmington PLC	8,311	25,846
Wincanton PLC	43,520	134,048
Xaar PLC	22,542	113,699
Zeal Network SE	1,756	50,626
ZPG PLC (D)	40,242	183,128
United States 0.2%		917,317
Alacer Gold Corp. (B)	65,040	114,064
Argonaut Gold, Inc. (B)	47,122	106,036
Energy Fuels, Inc. (B)	20,569	38,379
REC Silicon ASA (B)	483,730	64,457

Sims Metal Management, Ltd.	49,935	594,381
Preferred securities 0.4%		$2,149,427
(Cost $1,416,211)
Germany 0.4%		2,149,427
Biotest AG	5,334	147,740
Draegerwerk AG & Company KGaA	2,064	221,123
FUCHS PETROLUB SE	10,678	594,484
Jungheinrich AG	12,917	548,345
Sartorius AG	2,196	218,227
Sixt SE	4,655	273,379

STO SE & Company KGaA	364	51,732
Villeroy & Boch AG	4,296	94,397
Rights 0.0%		$3,168
(Cost $0)
Buru Energy, Ltd. (Expiration Date: 9-5-17; Strike Price: AUD 0.15) (B)	10,714	298
Cooper Energy, Ltd. (Expiration Date: 9-20-17; Strike Price: AUD 0.30) (B)	112,224	446
Etablissements Maurel et Prom (Expiration Date: 1-2-18) (A)(B)(E)	41,735	1,987
IVE Group, Ltd. (Expiration Date: 9-14-17; Strike Price: AUD 2.05) (B)	2,980	107
Mesoblast, Ltd. (Expiration Date: 9-13-17; Strike Price: AUD 1.40) (B)	2,248	71
VS International Group, Ltd. (Expiration Date: 9-5-17; Strike Price: HKD 0.23) (B)	58,000	259

	Yield (%)	Shares	Value
Securities lending collateral 4.1%			$25,366,006
(Cost $25,365,400)
John Hancock Collateral Trust (F)	1.2169(G)	2,535,080	25,366,006
Total investments (Cost $486,318,603) 103.0%			$633,467,456
Other assets and liabilities, net (3.0%)			(18,370,898)
Total net assets 100.0%			$615,096,558

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Currency Abbreviations
86	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

AUD	Australian Dollar
HKD	Hong Kong Dollar
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Security is valued using significant unobservable inputs.
(B)	Non-income producing security.
(C)	A portion of this security is on loan as of 8-31-17.
(D)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(E)	Strike price and/or expiration date not available.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(G)	The rate shown is the annualized seven-day yield as of 8-31-17.
At 8-31-17, the aggregate cost of investments for federal income tax purposes was $496,098,741. Net unrealized appreciation aggregated to $137,368,715, of which $187,373,442 related to gross unrealized appreciation and $50,004,727 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	87

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock New Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the summary of fund’s investments, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the fund’s investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of the John Hancock New Opportunities Fund (the "Fund") as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and fund’s investments (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, brokers, and transfer agent, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

October 23, 2017

Fund’s investments

New Opportunities Fund

AS OF 8-31-17
	Shares	Value
Common stocks 97.9%		$524,551,209
(Cost $448,047,444)
Consumer discretionary 13.7%		73,680,463
Auto components 1.5%
Adient PLC	7,940	561,199
American Axle & Manufacturing Holdings, Inc. (A)	10,685	156,108
Cooper Tire & Rubber Company (B)	38,822	1,304,419
Cooper-Standard Holdings, Inc. (A)	3,478	349,817
Dana, Inc.	11,958	287,829
Fox Factory Holding Corp. (A)	49,440	1,977,600
Gentex Corp.	15,944	291,297
Gentherm, Inc. (A)	2,323	72,361
Horizon Global Corp. (A)	37,855	651,106
Modine Manufacturing Company (A)	11,129	179,733
Motorcar Parts of America, Inc. (A)	3,516	92,365
Shiloh Industries, Inc. (A)	3,949	34,593
Standard Motor Products, Inc.	5,221	230,246
Stoneridge, Inc. (A)	1,245	20,617
Strattec Security Corp.	481	15,103
Superior Industries International, Inc.	3,530	51,715
Tower International, Inc.	3,724	83,604
Visteon Corp. (A)	11,797	1,361,846
VOXX International Corp. (A)	5,062	41,002
Automobiles 0.0%
Winnebago Industries, Inc. (B)	6,297	227,637
Distributors 0.4%
Core-Mark Holding Company, Inc.	3,197	86,511
Pool Corp.	19,431	1,937,076
Weyco Group, Inc.	494	13,610
Diversified consumer services 1.1%
Adtalem Global Education, Inc.	13,649	466,796
American Public Education, Inc. (A)	3,639	67,140
Ascent Capital Group, Inc., Class A (A)	1,985	19,711
Bridgepoint Education, Inc. (A)	11,918	105,236
Career Education Corp. (A)	6,782	65,175
Carriage Services, Inc.	2,792	68,376
Graham Holdings Company, Class B	1,095	642,984
Grand Canyon Education, Inc. (A)	34,681	2,845,576
K12, Inc. (A)	9,885	177,139
Regis Corp. (A)	6,202	82,363
ServiceMaster Global Holdings, Inc. (A)	28,312	1,334,061
Universal Technical Institute, Inc. (A)	5,699	20,174
Hotels, restaurants and leisure 2.1%
Ark Restaurants Corp.	197	4,531
1	JOHN HANCOCK New Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Consumer discretionary (continued)
Hotels, restaurants and leisure (continued)
Belmond, Ltd., Class A (A)	9,083	$115,808
Biglari Holdings, Inc. (A)	107	31,860
BJ's Restaurants, Inc. (A)	614	18,481
Bojangles', Inc. (A)	1,550	20,693
Boyd Gaming Corp.	42,236	1,116,720
Carrols Restaurant Group, Inc. (A)	811	8,840
Chuy's Holdings, Inc. (A)	49,787	935,996
Dave & Buster's Entertainment, Inc. (A)	34,601	2,022,774
Del Frisco's Restaurant Group, Inc. (A)	5,361	75,054
Del Taco Restaurants, Inc. (A)	3,911	55,067
Drive Shack, Inc.	2,983	8,054
El Pollo Loco Holdings, Inc. (A)(B)	2,053	23,302
Extended Stay America, Inc.	4,540	88,939
Fiesta Restaurant Group, Inc. (A)	2,735	47,589
ILG, Inc.	17,285	456,324
International Game Technology PLC	33,773	687,956
International Speedway Corp., Class A	1,738	61,960
J Alexander's Holdings, Inc. (A)	3,506	34,709
Kona Grill, Inc. (A)(B)	273,010	819,030
La Quinta Holdings, Inc. (A)	9,830	155,314
Luby's, Inc. (A)	6,731	17,837
Marriott Vacations Worldwide Corp.	5,392	627,413
Monarch Casino & Resort, Inc. (A)	1,250	44,463
Papa John's International, Inc. (B)	14,016	1,048,257
Penn National Gaming, Inc. (A)(B)	51,985	1,153,547
Potbelly Corp. (A)	4,459	53,508
RCI Hospitality Holdings, Inc.	2,292	53,404
Red Robin Gourmet Burgers, Inc. (A)	3,142	179,094
Ruby Tuesday, Inc. (A)	17,150	36,873
Speedway Motorsports, Inc.	8,627	179,528
The Marcus Corp.	3,767	93,798
The Wendy's Company	69,021	1,029,793
Zoe's Kitchen, Inc. (A)(B)	1,253	16,126
Household durables 2.1%
AV Homes, Inc. (A)	5,178	80,000
Bassett Furniture Industries, Inc.	1,320	47,322
Beazer Homes USA, Inc. (A)	54,126	807,019
CalAtlantic Group, Inc.	18,757	651,806
Cavco Industries, Inc. (A)	2,107	283,497
Century Communities, Inc. (A)	5,531	124,724
CSS Industries, Inc.	926	24,798
Emerson Radio Corp. (A)	6,514	7,165
Ethan Allen Interiors, Inc.	6,472	189,306
Flexsteel Industries, Inc.	1,332	60,606
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK New Opportunities Fund	2

	Shares	Value
Consumer discretionary (continued)
Household durables (continued)
Green Brick Partners, Inc. (A)	164	$1,550
Helen of Troy, Ltd. (A)	15,500	1,399,650
Hooker Furniture Corp.	2,702	108,756
KB Home	5,352	114,533
La-Z-Boy, Inc.	48,301	1,151,979
Libbey, Inc.	3,367	27,508
Lifetime Brands, Inc.	962	16,739
M/I Homes, Inc. (A)	2,518	61,943
MDC Holdings, Inc.	9,393	293,531
Meritage Homes Corp. (A)	4,328	176,150
NACCO Industries, Inc., Class A	1,238	89,755
PICO Holdings, Inc. (A)	5,367	87,214
PulteGroup, Inc.	58,392	1,507,681
Skyline Corp. (A)	705	8,411
Taylor Morrison Home Corp., Class A (A)	6,533	132,097
The New Home Company, Inc. (A)	4,688	48,380
Toll Brothers, Inc.	31,553	1,229,305
TopBuild, Corp. (A)	8,080	479,548
TRI Pointe Group, Inc. (A)	33,580	427,809
Tupperware Brands Corp.	18,825	1,089,403
William Lyon Homes, Class A (A)(B)	6,087	146,027
ZAGG, Inc. (A)	6,430	81,018
Internet and direct marketing retail 1.0%
1-800-Flowers.com, Inc., Class A (A)	9,141	82,269
FTD Companies, Inc. (A)	6,423	86,004
Lands' End, Inc. (A)	864	10,498
Liberty Expedia Holdings, Inc., Series A (A)	734	40,142
Liberty TripAdvisor Holdings, Inc., Class A (A)	11,022	147,144
Overstock.com, Inc. (A)	3,496	76,737
Shutterfly, Inc. (A)	325	14,814
Wayfair, Inc., Class A (A)(B)	69,800	4,956,496
Leisure products 0.4%
Callaway Golf Company	21,696	302,442
JAKKS Pacific, Inc. (A)	3,041	10,491
Johnson Outdoors, Inc., Class A	200	12,760
Mattel, Inc.	1,961	31,807
Nautilus, Inc. (A)	20,900	341,715
Polaris Industries, Inc. (B)	16,093	1,500,350
Vista Outdoor, Inc. (A)	5,969	122,365
Media 0.8%
A.H. Belo Corp., Class A	4,469	22,345
AMC Entertainment Holdings, Inc., Class A (B)	8,076	108,218
Ballantyne Strong, Inc. (A)	1,790	11,277
Beasley Broadcast Group, Inc., Class A	447	4,448
3	JOHN HANCOCK New Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Consumer discretionary (continued)
Media (continued)
Entercom Communications Corp., Class A (B)	8,436	$86,891
Entravision Communications Corp., Class A	1,281	7,110
Gannett Company, Inc.	24,345	206,689
Gray Television, Inc. (A)	4,409	63,049
IMAX Corp. (A)	2,497	46,569
John Wiley & Sons, Inc., Class A	920	49,634
Media General, Inc. (A)(C)	5,000	800
Meredith Corp. (B)	8,505	462,247
New Media Investment Group, Inc.	10,131	139,706
News Corp., Class A	36,692	490,572
News Corp., Class B	16,490	225,913
Nexstar Media Group, Inc., Class A	1,627	97,945
Reading International, Inc., Class A (A)	4,950	78,012
Salem Media Group, Inc.	4,629	28,005
Scholastic Corp.	4,196	165,448
TEGNA, Inc.	41,248	520,550
The EW Scripps Company, Class A (A)	12,244	218,923
The Madison Square Garden Company, Class A (A)	2,055	436,708
The New York Times Company, Class A	20,027	373,504
Time, Inc.	22,246	292,535
Townsquare Media Inc., Class A (A)	2,297	22,924
Urban One, Inc. (A)	3,367	5,892
Multiline retail 0.4%
Dillard's, Inc., Class A (B)	6,463	392,950
Fred's, Inc., Class A (B)	1,382	8,181
J.C. Penney Company, Inc. (A)(B)	40,520	156,812
Kohl's Corp.	26,806	1,066,343
Macy's, Inc.	33,616	698,204
Tuesday Morning Corp. (A)(B)	10,364	23,319
Specialty retail 3.4%
Aaron's, Inc.	9,312	412,242
Abercrombie & Fitch Company, Class A (B)	8,273	105,398
Advance Auto Parts, Inc.	938	91,830
American Eagle Outfitters, Inc.	79,824	953,897
America's Car-Mart, Inc. (A)	2,087	80,141
Ascena Retail Group, Inc. (A)(B)	16,131	32,907
AutoNation, Inc. (A)(B)	57,378	2,603,240
Barnes & Noble Education, Inc. (A)	8,317	43,082
Barnes & Noble, Inc.	5,042	39,076
Bed Bath & Beyond, Inc.	16,946	467,540
Big 5 Sporting Goods Corp.	5,096	38,984
Boot Barn Holdings, Inc. (A)(B)	839	6,796
Build-A-Bear Workshop, Inc. (A)	2,216	20,387
Burlington Stores, Inc. (A)	27,468	2,393,287
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK New Opportunities Fund	4

	Shares	Value
Consumer discretionary (continued)
Specialty retail (continued)
Cabela's, Inc. (A)	1,460	$78,402
Caleres, Inc.	10,226	275,897
Chico's FAS, Inc.	10,735	82,445
Citi Trends, Inc.	3,147	57,055
Conn's, Inc. (A)(B)	3,027	52,518
Destination Maternity Corp. (A)	3,213	3,856
Dick's Sporting Goods, Inc.	9,633	253,926
DSW, Inc., Class A	14,835	274,893
Express, Inc. (A)	15,914	101,372
Five Below, Inc. (A)	43,527	2,070,579
Foot Locker, Inc.	15,034	529,648
GameStop Corp., Class A (B)	19,067	352,740
Genesco, Inc. (A)	4,266	90,226
Group 1 Automotive, Inc.	2,943	176,639
Guess?, Inc.	17,586	273,990
Haverty Furniture Companies, Inc.	3,731	87,492
Hibbett Sports, Inc. (A)	2,257	27,761
Kirkland's, Inc. (A)	2,618	30,186
Lithia Motors, Inc., Class A	11,808	1,275,264
MarineMax, Inc. (A)	4,644	75,001
Monro, Inc. (B)	1,837	87,625
New York & Company, Inc. (A)	2,900	5,597
Office Depot, Inc.	70,047	300,502
Penske Automotive Group, Inc.	17,522	742,232
Perfumania Holdings, Inc. (A)	1,016	1,849
Pier 1 Imports, Inc.	22,118	92,674
Sally Beauty Holdings, Inc. (A)	31,641	588,206
Sears Hometown and Outlet Stores, Inc. (A)	5,170	9,048
Shoe Carnival, Inc.	1,826	36,703
Signet Jewelers, Ltd. (B)	5,757	363,094
Sonic Automotive, Inc., Class A	2,223	40,236
Stage Stores, Inc. (B)	3,629	6,605
Staples, Inc.	105,881	1,081,574
The Cato Corp., Class A	2,540	33,426
The Finish Line, Inc., Class A	8,501	70,813
The Michaels Companies, Inc. (A)	47,881	1,074,928
Tilly's, Inc., Class A	2,881	31,720
Urban Outfitters, Inc. (A)(B)	10,025	204,911
Vitamin Shoppe, Inc. (A)	6,405	34,267
West Marine, Inc.	4,685	60,764
Zumiez, Inc. (A)	4,435	55,216
Textiles, apparel and luxury goods 0.5%
Crocs, Inc. (A)	7,985	71,306
Culp, Inc.	696	20,184
5	JOHN HANCOCK New Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Consumer discretionary (continued)
Textiles, apparel and luxury goods (continued)
Deckers Outdoor Corp. (A)	6,366	$406,787
Delta Apparel, Inc. (A)	522	10,242
Fossil Group, Inc. (A)	9,662	80,098
G-III Apparel Group, Ltd. (A)	9,299	255,723
Iconix Brand Group, Inc. (A)	8,299	46,391
Lakeland Industries, Inc. (A)	700	9,870
Movado Group, Inc.	2,782	77,201
Oxford Industries, Inc.	19,238	1,112,149
Perry Ellis International, Inc. (A)	1,322	28,859
Ralph Lauren Corp.	1,199	105,380
Rocky Brands, Inc.	1,741	22,459
Steven Madden, Ltd. (A)	312	13,229
Superior Uniform Group, Inc.	640	14,093
Unifi, Inc. (A)	3,710	115,307
Vera Bradley, Inc. (A)	8,195	74,083
Wolverine World Wide, Inc.	14,778	388,661
Consumer staples 2.2%		11,945,271
Beverages 0.4%
Craft Brew Alliance, Inc. (A)	5,110	88,914
The Boston Beer Company, Inc., Class A (A)(B)	15,483	2,306,967
Food and staples retailing 0.5%
Ingles Markets, Inc., Class A	2,301	50,507
Natural Grocers by Vitamin Cottage, Inc. (A)	2,208	12,409
Performance Food Group Company (A)	3,527	98,051
PriceSmart, Inc.	14,373	1,167,806
Smart & Final Stores, Inc. (A)	16,496	116,297
SpartanNash Company	5,433	133,869
SUPERVALU, Inc. (A)	2,148	42,939
The Andersons, Inc.	6,535	208,140
The Chefs' Warehouse, Inc. (A)	3,862	66,620
United Natural Foods, Inc. (A)	9,613	334,052
US Foods Holding Corp. (A)	815	22,372
Village Super Market, Inc., Class A	2,255	52,158
Weis Markets, Inc.	6,029	266,542
Food products 1.2%
Alico, Inc.	490	15,680
Amplify Snack Brands, Inc. (A)	58,178	419,463
Darling Ingredients, Inc. (A)	35,705	621,267
Dean Foods Company	17,233	189,563
Farmer Brothers Company (A)	1,709	55,628
Fresh Del Monte Produce, Inc.	7,541	354,352
Hostess Brands, Inc. (A)	1,282	17,102
John B. Sanfilippo & Son, Inc.	461	28,610
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK New Opportunities Fund	6

	Shares	Value
Consumer staples (continued)
Food products (continued)
Landec Corp. (A)	4,288	$55,744
Limoneira Company	610	13,664
Omega Protein Corp.	3,910	61,778
Pinnacle Foods, Inc.	18,228	1,081,103
Post Holdings, Inc. (A)	8,634	735,012
Sanderson Farms, Inc. (B)	4,510	665,315
Seaboard Corp.	109	468,228
Seneca Foods Corp., Class A (A)	2,016	60,077
Snyder's-Lance, Inc.	5,294	188,043
TreeHouse Foods, Inc. (A)(B)	18,227	1,221,027
Household products 0.1%
Central Garden & Pet Company (A)	2,475	87,244
Central Garden & Pet Company, Class A (A)	6,231	212,415
Oil-Dri Corp. of America	855	34,799
Orchids Paper Products Company (B)	1,525	15,555
Personal products 0.0%
CCA Industries, Inc. (A)	300	1,065
Inter Parfums, Inc.	2,346	92,550
Mannatech, Inc.	83	1,249
Natural Alternatives International, Inc. (A)	1,588	17,468
Nature's Sunshine Products, Inc.	603	6,362
Tobacco 0.0%
Alliance One International, Inc. (A)	2,000	20,800
Universal Corp.	4,134	236,465
Energy 5.9%		31,866,815
Energy equipment and services 3.2%
Archrock, Inc.	6,642	67,748
Atwood Oceanics, Inc. (A)(B)	12,538	82,375
Basic Energy Services, Inc. (A)(B)	548	7,804
Bristow Group, Inc. (B)	8,986	74,045
CARBO Ceramics, Inc. (A)(B)	883	5,792
Dawson Geophysical Company (A)	5,007	20,929
Diamond Offshore Drilling, Inc. (A)(B)	7,714	87,631
Dril-Quip, Inc. (A)(B)	29,984	1,125,899
Ensco PLC, Class A (B)	48,455	205,934
Era Group, Inc. (A)	2,473	21,787
Exterran Corp. (A)	4,541	125,967
Forum Energy Technologies, Inc. (A)	69,891	810,736
Geospace Technologies Corp. (A)	71,282	1,075,645
Gulf Island Fabrication, Inc.	3,204	35,885
Helix Energy Solutions Group, Inc. (A)	33,628	210,848
Helmerich & Payne, Inc. (B)	90,219	3,819,872
Hornbeck Offshore Services, Inc. (A)(B)	3,837	10,628
7	JOHN HANCOCK New Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Energy (continued)
Energy equipment and services (continued)
Matrix Service Company (A)	6,259	$74,169
McDermott International, Inc. (A)	53,275	327,109
Mitcham Industries, Inc. (A)	2,782	10,433
Nabors Industries, Ltd.	31,273	204,838
Natural Gas Services Group, Inc. (A)	71,353	1,683,931
Newpark Resources, Inc. (A)	23,543	189,521
Noble Corp. PLC (A)(B)	55,271	180,183
Nordic American Offshore, Ltd.	18	22
Oceaneering International, Inc.	59,418	1,339,876
Oil States International, Inc. (A)	79,056	1,719,468
Parker Drilling Company (A)	28,252	31,077
Patterson-UTI Energy, Inc.	13,289	212,225
PHI, Inc. (A)	2,950	32,421
Pioneer Energy Services Corp. (A)	14,081	23,938
RigNet, Inc. (A)	1,542	24,672
Rowan Companies PLC, Class A (A)	23,903	233,054
RPC, Inc. (B)	52,893	1,026,653
SEACOR Holdings, Inc. (A)	2,696	103,446
SEACOR Marine Holdings, Inc. (A)	2,710	34,715
Superior Energy Services, Inc. (A)	86,515	712,884
Tesco Corp. (A)	11,367	50,015
TETRA Technologies, Inc. (A)	13,196	27,184
Transocean, Ltd. (A)(B)	67,584	551,485
U.S. Silica Holdings, Inc. (B)	8,605	234,142
Unit Corp. (A)	12,164	193,651
Oil, gas and consumable fuels 2.7%
Adams Resources & Energy, Inc.	139	4,819
Antero Resources Corp. (A)(B)	35,902	706,910
Approach Resources, Inc. (A)(B)	10,446	29,040
Arch Coal, Inc., Class A (B)	1,458	116,450
Bill Barrett Corp. (A)	14,490	43,325
Callon Petroleum Company (A)(B)	25,729	266,552
Carrizo Oil & Gas, Inc. (A)	3,141	42,215
Clean Energy Fuels Corp. (A)	11,941	28,420
Cloud Peak Energy, Inc. (A)	9,600	30,144
CONSOL Energy, Inc. (A)	39,748	578,333
Contango Oil & Gas Company (A)	6,165	28,297
CVR Energy, Inc.	2,574	55,135
Delek US Holdings, Inc.	14,368	355,177
Denbury Resources, Inc. (A)(B)	19,063	20,207
DHT Holdings, Inc.	1,910	7,163
Dorian LPG, Ltd. (A)	13,491	92,548
Eclipse Resources Corp. (A)	38,947	90,747
Energen Corp. (A)	21,788	1,117,289
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK New Opportunities Fund	8

	Shares	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
EnLink Midstream LLC	3,906	$66,597
EP Energy Corp., Class A (A)(B)	28,220	82,967
GasLog, Ltd. (B)	3,773	63,386
Green Plains, Inc.	6,351	117,811
Gulfport Energy Corp. (A)	16,252	203,638
Halcon Resources Corp. (A)	1,686	10,436
Hallador Energy Company	2,552	14,802
HollyFrontier Corp.	30,241	946,846
International Seaways, Inc. (A)	1,335	24,600
Matador Resources Company (A)	54,963	1,296,028
Murphy Oil Corp. (B)	29,748	674,090
Newfield Exploration Company (A)	28,453	743,477
Northern Oil and Gas, Inc. (A)	265	225
Oasis Petroleum, Inc. (A)	38,799	283,233
Overseas Shipholding Group, Inc., Class A (A)	809	1,828
Pacific Ethanol, Inc. (A)	5,326	26,630
Panhandle Oil and Gas, Inc., Class A	59	1,245
Par Pacific Holdings, Inc. (A)	655	11,666
Parsley Energy, Inc., Class A (A)	28,866	723,093
PBF Energy, Inc., Class A (B)	19,745	467,562
PDC Energy, Inc. (A)	9,971	392,159
Penn Virginia Corp. (A)	303	11,666
QEP Resources, Inc. (A)	19,328	145,926
Range Resources Corp.	31,087	539,670
Renewable Energy Group, Inc. (A)(B)	10,226	123,735
REX American Resources Corp. (A)	459	39,759
Rice Energy, Inc. (A)	34,786	951,745
RSP Permian, Inc. (A)	59,330	1,861,775
SandRidge Energy, Inc. (A)	1,373	23,643
Scorpio Tankers, Inc.	31,468	128,075
SemGroup Corp., Class A	7,337	188,561
Ship Finance International, Ltd. (B)	1,579	20,606
SM Energy Company	14,092	188,269
SRC Energy, Inc. (A)	4,886	38,551
Stone Energy Corp. (A)	906	21,925
Teekay Tankers, Ltd., Class A (B)	8,305	11,710
Whiting Petroleum Corp. (A)	33,884	151,461
World Fuel Services Corp.	8,837	305,230
WPX Energy, Inc. (A)	33,912	338,781
Financials 21.7%		116,235,890
Banks 9.7%
1st Source Corp.	3,710	173,146
Allegiance Bancshares, Inc. (A)	278	9,466
American National Bankshares, Inc.	539	19,674
9	JOHN HANCOCK New Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Banks (continued)
Ameris Bancorp	28,774	$1,267,495
Arrow Financial Corp.	650	20,995
Associated Banc-Corp.	29,153	638,451
Atlantic Capital Bancshares, Inc. (A)	766	13,750
Banc of California, Inc. (B)	9,419	174,722
BancFirst Corp.	5,864	295,546
BancorpSouth, Inc.	11,791	342,529
Bank of Commerce Holdings	3,052	32,199
Bank of Florida Corp. (A)(C)	2,087	0
Bank of Marin Bancorp	404	26,442
Bank of the Ozarks	27,896	1,198,412
BankUnited, Inc.	32,923	1,095,677
Banner Corp.	6,565	361,863
Bar Harbor Bankshares	522	13,708
Berkshire Hills Bancorp, Inc.	6,574	222,201
Blue Hills Bancorp, Inc.	62,350	1,165,945
BOK Financial Corp.	3,301	265,664
Boston Private Financial Holdings, Inc.	17,266	253,810
Bridge Bancorp, Inc.	1,219	37,667
Brookline Bancorp, Inc.	15,012	215,422
Bryn Mawr Bank Corp.	3,768	154,300
C&F Financial Corp.	63	2,952
Camden National Corp.	3,571	139,269
Capital Bank Financial Corp., Class A	4,864	182,886
Capital City Bank Group, Inc.	2,956	61,160
CenterState Banks, Inc.	1,738	42,529
Central Pacific Financial Corp.	5,713	165,677
Century Bancorp, Inc., Class A	108	7,214
Chemical Financial Corp.	6,709	304,656
CIT Group, Inc.	17,596	789,181
Citizens & Northern Corp.	2,868	64,358
City Holding Company	1,726	109,308
CNB Financial Corp.	1,853	44,768
CoBiz Financial, Inc.	1,387	23,648
Columbia Banking System, Inc. (B)	10,702	397,793
Community Bank System, Inc.	6,955	357,904
Community Trust Bancorp, Inc.	4,066	173,008
ConnectOne Bancorp, Inc.	5,707	130,120
CU Bancorp (A)	3,398	121,139
Customers Bancorp, Inc. (A)	5,031	141,774
Enterprise Bancorp, Inc.	213	6,814
Enterprise Financial Services Corp.	3,478	132,860
Equity Bancshares, Inc., Class A (A)	368	12,567
Farmers Capital Bank Corp.	346	12,958
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK New Opportunities Fund	10

	Shares	Value
Financials (continued)
Banks (continued)
Farmers National Banc Corp.	6,173	$84,570
FCB Financial Holdings, Inc., Class A (A)	5,295	230,862
Fidelity Southern Corp.	5,962	130,329
Financial Institutions, Inc.	3,379	91,909
First Bancorp (NC)	4,210	130,257
First Bancorp (PR) (A)	49,299	280,018
First Bancorp, Inc. (ME)	1,246	32,433
First Busey Corp.	1,903	54,902
First Citizens BancShares, Inc., Class A	1,204	409,974
First Commonwealth Financial Corp.	18,527	233,625
First Community Bancshares, Inc.	4,116	105,946
First Connecticut Bancorp, Inc.	3,354	83,012
First Financial Bancorp	11,670	279,497
First Financial Corp.	1,254	54,424
First Financial Northwest, Inc.	2,061	32,976
First Foundation, Inc. (A)	870	14,747
First Interstate BancSystem, Inc., Class A	7,530	265,056
First Merchants Corp.	4,028	158,180
First Mid-Illinois Bancshares, Inc.	396	13,733
First Midwest Bancorp, Inc.	13,108	276,317
First South Bancorp, Inc.	777	13,535
Flushing Financial Corp.	6,384	174,539
FNB Corp.	35,472	450,140
Fulton Financial Corp.	28,615	499,332
German American Bancorp, Inc.	750	24,405
Great Southern Bancorp, Inc.	2,820	140,436
Great Western Bancorp, Inc.	38,784	1,393,121
Green Bancorp, Inc. (A)	1,168	23,418
Guaranty Bancorp	4,401	113,546
Hancock Holding Company	15,270	671,117
Hanmi Financial Corp.	6,194	165,380
HarborOne Bancorp, Inc. (A)	41,584	714,829
Heartland Financial USA, Inc.	4,743	215,807
Heritage Commerce Corp.	7,488	100,339
Heritage Financial Corp.	5,674	148,375
Hilltop Holdings, Inc.	13,802	326,693
HomeTrust Bancshares, Inc. (A)	4,264	98,925
Hope Bancorp, Inc.	22,515	363,392
Horizon Bancorp	4,125	107,951
IBERIABANK Corp.	23,138	1,772,371
Independent Bank Corp. (MA)	3,161	219,057
Independent Bank Corp. (MI)	2,100	42,840
Independent Bank Group, Inc.	3,986	221,821
International Bancshares Corp.	13,708	492,803
11	JOHN HANCOCK New Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Banks (continued)
Investors Bancorp, Inc.	58,119	$760,778
Lakeland Bancorp, Inc.	9,636	178,266
LegacyTexas Financial Group, Inc.	7,879	283,565
Macatawa Bank Corp.	7,781	74,464
MainSource Financial Group, Inc.	4,787	156,679
MB Financial, Inc.	10,823	430,431
MBT Financial Corp.	5,279	53,582
Mercantile Bank Corp.	3,166	96,215
MidSouth Bancorp, Inc.	729	8,639
MidWestOne Financial Group, Inc.	816	26,830
National Bank Holdings Corp., Class A	5,575	179,404
National Commerce Corp. (A)	682	27,110
NBT Bancorp, Inc.	8,019	263,264
Northrim BanCorp, Inc.	1,302	38,865
OFG Bancorp (B)	10,217	88,888
Old National Bancorp	27,179	444,377
Old Second Bancorp, Inc.	1,554	17,793
Opus Bank (A)	6,377	142,845
Pacific Continental Corp.	4,522	107,398
Pacific Mercantile Bancorp (A)	3,866	32,861
Pacific Premier Bancorp, Inc. (A)	2,761	97,739
PacWest Bancorp	20,682	933,792
Park Sterling Corp.	12,215	138,885
Peapack Gladstone Financial Corp.	3,887	118,437
Peoples Bancorp, Inc.	3,878	120,451
People's United Financial, Inc.	63,089	1,053,586
People's Utah Bancorp	572	15,644
Pinnacle Financial Partners, Inc.	41,798	2,599,836
Popular, Inc.	104,702	4,178,657
Premier Financial Bancorp, Inc.	723	13,665
Prosperity Bancshares, Inc.	13,013	777,527
QCR Holdings, Inc.	293	12,804
Renasant Corp.	7,841	312,307
Republic Bancorp, Inc., Class A	33,269	1,183,711
S&T Bancorp, Inc.	6,525	234,509
Sandy Spring Bancorp, Inc.	5,612	216,455
Seacoast Banking Corp. of Florida (A)	7,094	162,240
Shore Bancshares, Inc.	2,964	48,876
Sierra Bancorp	3,083	78,031
Simmons First National Corp., Class A	5,787	302,081
South State Corp.	3,223	265,092
Southern National Bancorp of Virginia, Inc.	2,151	36,029
Southside Bancshares, Inc.	3,275	106,994
Southwest Bancorp, Inc.	4,469	112,842
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK New Opportunities Fund	12

	Shares	Value
Financials (continued)
Banks (continued)
State Bank Financial Corp.	7,920	$212,810
Stonegate Bank	2,359	113,727
Sun Bancorp, Inc.	1,294	30,215
Synovus Financial Corp.	32,476	1,367,889
TCF Financial Corp.	174,767	2,714,132
Texas Capital Bancshares, Inc. (A)	17,166	1,274,576
The Bancorp, Inc. (A)	12,147	95,354
The First of Long Island Corp.	493	13,188
Towne Bank	2,665	81,816
TriCo Bancshares	4,330	154,061
TriState Capital Holdings, Inc. (A)	6,599	137,919
Triumph Bancorp, Inc. (A)	403	11,365
Trustmark Corp.	13,797	408,667
Umpqua Holdings Corp.	41,890	733,075
Union Bankshares Corp.	9,095	284,946
United Bankshares, Inc.	11,066	371,264
United Community Banks, Inc.	13,366	348,986
Univest Corp. of Pennsylvania	4,542	132,399
Valley National Bancorp	34,872	390,218
Veritex Holdings, Inc. (A)	846	22,343
Washington Trust Bancorp, Inc.	852	43,665
Webster Financial Corp.	27,340	1,276,231
WesBanco, Inc.	8,417	319,678
West Bancorporation, Inc.	295	6,475
Western Alliance Bancorp (A)	27,756	1,338,672
Wintrust Financial Corp.	6,790	494,380
Capital markets 3.2%
Artisan Partners Asset Management, Inc., Class A	74,520	2,287,764
Cowen, Inc. (A)(B)	4,799	77,984
E*TRADE Financial Corp. (A)	38,582	1,582,248
GAIN Capital Holdings, Inc.	262,821	1,655,772
Greenhill & Company, Inc. (B)	204,762	3,081,668
INTL. FCStone, Inc. (A)	815	28,924
Investment Technology Group, Inc.	4,951	99,466
Lazard, Ltd., Class A	24,981	1,071,435
Legg Mason, Inc.	19,331	738,251
OM Asset Management PLC	217,520	3,073,558
Oppenheimer Holdings, Inc., Class A	3,151	51,204
Piper Jaffray Companies	14,316	793,822
Pzena Investment Management, Inc., Class A	110,892	1,097,831
Safeguard Scientifics, Inc. (A)	4,055	49,471
Stifel Financial Corp.	27,956	1,334,899
Virtus Investment Partners, Inc.	100	10,600
Waddell & Reed Financial, Inc., Class A (B)	1,742	32,419
13	JOHN HANCOCK New Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Consumer finance 1.7%
Asta Funding, Inc. (A)	290	$2,335
Consumer Portfolio Services, Inc. (A)	5,992	23,549
Encore Capital Group, Inc. (A)(B)	35,692	1,440,172
Enova International, Inc. (A)	2,936	34,938
EZCORP, Inc., Class A (A)	7,537	68,210
FirstCash, Inc.	2,328	136,654
Green Dot Corp., Class A (A)	8,565	412,662
Navient Corp.	54,891	724,561
Nelnet, Inc., Class A	6,992	331,631
Nicholas Financial, Inc. (A)	75	646
OneMain Holdings, Inc. (A)	68,422	1,872,710
PRA Group, Inc. (A)	1,142	33,004
Regional Management Corp. (A)	3,038	66,684
Santander Consumer USA Holdings, Inc. (A)	96,738	1,381,419
SLM Corp. (A)	275,121	2,797,981
World Acceptance Corp. (A)	197	14,740
Diversified financial services 0.1%
FNFV Group (A)	1,903	32,066
Marlin Business Services Corp.	2,737	71,436
NewStar Financial, Inc.	11,190	119,957
On Deck Capital, Inc. (A)	5,754	27,792
Tiptree, Inc.	5,585	35,744
Voya Financial, Inc.	1,843	70,458
Insurance 4.1%
Ambac Financial Group, Inc. (A)	10,609	192,978
American Equity Investment Life Holding Company	14,457	401,326
American Financial Group, Inc.	14,988	1,525,928
American National Insurance Company	3,793	438,888
AmTrust Financial Services, Inc.	10,796	133,870
Argo Group International Holdings, Ltd.	5,585	336,217
Aspen Insurance Holdings, Ltd.	35,255	1,593,526
Assurant, Inc.	12,509	1,184,477
Assured Guaranty, Ltd.	24,142	1,027,001
Atlas Financial Holdings, Inc. (A)	2,735	46,085
Axis Capital Holdings, Ltd.	16,856	1,015,405
CNO Financial Group, Inc.	76,538	1,710,624
Donegal Group, Inc., Class A	4,807	73,691
EMC Insurance Group, Inc.	855	23,837
Employers Holdings, Inc.	5,979	252,015
Enstar Group, Ltd. (A)	2,405	499,158
Fairfax Financial Holdings, Ltd.	196	101,332
FBL Financial Group, Inc., Class A	4,276	290,768
Federated National Holding Company	803	12,479
First Acceptance Corp. (A)	4,470	5,006
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK New Opportunities Fund	14

	Shares	Value
Financials (continued)
Insurance (continued)
First American Financial Corp.	8,110	$397,877
Genworth Financial, Inc., Class A (A)	24,551	84,210
Global Indemnity, Ltd. (A)	2,416	97,655
Greenlight Capital Re, Ltd., Class A (A)	7,163	159,377
Hallmark Financial Services, Inc. (A)	4,441	45,520
HCI Group, Inc.	828	32,284
Heritage Insurance Holdings, Inc. (B)	42,442	482,990
Horace Mann Educators Corp.	31,363	1,102,409
Independence Holding Company	2,216	48,087
Infinity Property & Casualty Corp.	800	70,760
Investors Title Company	98	17,235
Kemper Corp.	10,233	490,161
Maiden Holdings, Ltd.	15,149	109,830
MBIA, Inc. (A)	14,918	150,075
National General Holdings Corp.	8,212	141,000
National Western Life Group, Inc., Class A	306	102,329
Old Republic International Corp.	48,302	922,085
OneBeacon Insurance Group, Ltd., Class A	5,187	94,507
ProAssurance Corp.	963	51,280
Reinsurance Group of America, Inc.	3,485	468,558
RenaissanceRe Holdings, Ltd.	7,561	1,052,189
Safety Insurance Group, Inc.	2,837	202,562
Selective Insurance Group, Inc.	7,742	390,197
State Auto Financial Corp.	8,589	212,492
State National Companies, Inc.	5,660	117,558
Stewart Information Services Corp.	3,174	114,518
The Hanover Insurance Group, Inc.	21,166	2,078,078
The Navigators Group, Inc.	4,558	254,336
Third Point Reinsurance, Ltd. (A)	1,801	25,304
United Fire Group, Inc.	3,131	131,690
Validus Holdings, Ltd.	15,284	766,493
White Mountains Insurance Group, Ltd.	607	528,739
Thrifts and mortgage finance 2.9%
Astoria Financial Corp.	14,846	290,833
Bank Mutual Corp.	10,569	96,706
BankFinancial Corp.	3,904	62,620
Beneficial Bancorp, Inc.	14,158	211,662
Capitol Federal Financial, Inc.	26,428	362,592
Charter Financial Corp.	3,534	57,463
Clifton Bancorp, Inc.	5,773	90,925
Dime Community Bancshares, Inc.	7,489	141,917
ESSA Bancorp, Inc.	589	8,894
Federal Agricultural Mortgage Corp., Class C	953	64,918
First Defiance Financial Corp.	1,313	64,284
15	JOHN HANCOCK New Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Thrifts and mortgage finance (continued)
Flagstar Bancorp, Inc. (A)	61,142	$2,006,680
Home Bancorp, Inc.	1,531	61,822
HomeStreet, Inc. (A)	134,198	3,388,500
Kearny Financial Corp.	16,230	229,655
Meridian Bancorp, Inc.	9,946	175,050
Meta Financial Group, Inc.	1,814	127,524
MGIC Investment Corp. (A)	163,200	1,868,640
Nationstar Mortgage Holdings, Inc. (A)	641	11,038
New York Community Bancorp, Inc.	65,568	790,094
NMI Holdings, Inc., Class A (A)	11,338	123,017
Northfield Bancorp, Inc.	10,447	168,301
Northwest Bancshares, Inc.	10,440	161,089
OceanFirst Financial Corp.	3,302	82,418
Ocwen Financial Corp. (A)	1,811	5,306
Oritani Financial Corp.	9,211	147,837
PCSB Financial Corp. (A)(B)	67,000	1,133,640
PHH Corp. (A)	13,451	191,004
Provident Financial Holdings, Inc.	768	14,546
Provident Financial Services, Inc.	8,495	211,101
Radian Group, Inc.	131,910	2,308,425
Riverview Bancorp, Inc.	3,089	24,805
SI Financial Group, Inc.	2,817	41,128
Territorial Bancorp, Inc.	952	28,779
TierOne Corp. (A)(C)	1,301	1
TrustCo Bank Corp.	22,326	176,375
United Community Financial Corp.	10,993	99,926
United Financial Bancorp, Inc.	11,568	200,358
Walker & Dunlop, Inc. (A)	1,711	82,453
Washington Federal, Inc.	5,673	177,281
Waterstone Financial, Inc.	5,637	99,493
Western New England Bancorp, Inc.	4,251	42,297
WSFS Financial Corp.	5,364	239,771
Health care 10.8%		57,776,371
Biotechnology 2.0%
Achillion Pharmaceuticals, Inc. (A)	12,150	62,087
Acorda Therapeutics, Inc. (A)	6,562	136,490
Adverum Biotechnologies, Inc. (A)	4,754	13,074
AMAG Pharmaceuticals, Inc. (A)	475	7,933
Amicus Therapeutics, Inc. (A)	142,909	1,992,151
Bioptix, Inc. (A)	894	3,540
Chimerix, Inc. (A)	10,920	51,979
DBV Technologies SA, ADR (A)	37,379	1,650,657
Emergent BioSolutions, Inc. (A)	5,521	206,099
Global Blood Therapeutics, Inc. (A)	38,100	1,158,240
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK New Opportunities Fund	16

	Shares	Value
Health care (continued)
Biotechnology (continued)
Heron Therapeutics, Inc. (A)(B)	24,504	$404,316
Mirati Therapeutics, Inc. (A)	4,200	22,680
Myriad Genetics, Inc. (A)	523	15,946
Neurocrine Biosciences, Inc. (A)(B)	51,667	2,924,352
PDL BioPharma, Inc. (A)	37,861	118,126
Retrophin, Inc. (A)	72,788	1,776,027
Spectrum Pharmaceuticals, Inc. (A)	3,505	34,209
United Therapeutics Corp. (A)	1,990	260,292
Zafgen, Inc. (A)	6,603	23,837
Health care equipment and supplies 3.4%
ABIOMED, Inc. (A)	8,953	1,350,112
Analogic Corp.	1,119	80,064
AngioDynamics, Inc. (A)	8,363	142,422
Anika Therapeutics, Inc. (A)	756	40,597
CONMED Corp.	5,155	255,688
CryoLife, Inc. (A)	6,984	145,267
Electromed, Inc. (A)	2,000	14,180
Endologix, Inc. (A)	59,005	249,591
Exactech, Inc. (A)	3,367	102,862
Globus Medical, Inc., Class A (A)	146,100	4,416,603
Haemonetics Corp. (A)	7,101	305,485
Halyard Health, Inc. (A)	9,875	447,239
Hill-Rom Holdings, Inc.	15,353	1,181,567
ICU Medical, Inc. (A)	10,040	1,750,474
Integer Holdings Corp. (A)	4,338	199,331
Invacare Corp.	6,881	92,894
Kewaunee Scientific Corp.	80	2,060
Lantheus Holdings, Inc. (A)	45,154	790,195
LivaNova PLC (A)	1,326	82,981
MedCath Corp. (A)(C)	4,104	2,052
Merit Medical Systems, Inc. (A)	10,231	422,540
Natus Medical, Inc. (A)	1,298	43,613
Nevro Corp. (A)(B)	11,936	1,028,644
Nuvectra Corp. (A)	1,446	15,602
OraSure Technologies, Inc. (A)	12,593	257,023
Orthofix International NV (A)	1,572	77,358
RTI Surgical, Inc. (A)	14,197	63,887
SeaSpine Holdings Corp. (A)	2,479	28,013
Surmodics, Inc. (A)	80	2,080
West Pharmaceutical Services, Inc.	15,915	1,385,242
Wright Medical Group NV (A)(B)	108,347	3,207,071
Health care providers and services 1.9%
Acadia Healthcare Company, Inc. (A)(B)	51,776	2,430,365
Aceto Corp.	3,863	40,986
17	JOHN HANCOCK New Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Health care (continued)
Health care providers and services (continued)
Addus HomeCare Corp. (A)	4,088	$139,196
Almost Family, Inc. (A)	3,635	177,025
Brookdale Senior Living, Inc. (A)	36,757	445,862
Community Health Systems, Inc. (A)(B)	9,958	76,079
Cross Country Healthcare, Inc. (A)	2,598	32,163
Digirad Corp.	3,687	13,089
Envision Healthcare Corp. (A)	16,436	861,411
HealthEquity, Inc. (A)	11,642	497,928
InfuSystems Holdings, Inc. (A)	5,153	9,791
Kindred Healthcare, Inc.	17,567	142,293
LHC Group, Inc. (A)	4,190	273,398
LifePoint Health, Inc. (A)	7,421	430,047
Magellan Health, Inc. (A)	2,433	196,830
MEDNAX, Inc. (A)	10,425	467,561
Molina Healthcare, Inc. (A)	8,896	569,344
National HealthCare Corp.	3,473	216,507
Owens & Minor, Inc.	12,316	344,109
PharMerica Corp. (A)	3,986	117,188
Quorum Health Corp. (A)	2,140	9,373
Select Medical Holdings Corp. (A)	29,108	541,409
The Ensign Group, Inc.	1,663	34,158
The Providence Service Corp. (A)	3,470	179,850
Tivity Health, Inc. (A)	34,317	1,345,226
Triple-S Management Corp., Class B (A)	3,548	87,671
WellCare Health Plans, Inc. (A)	2,225	388,663
Health care technology 0.8%
Allscripts Healthcare Solutions, Inc. (A)	12,670	166,484
Cotiviti Holdings, Inc. (A)	37,093	1,325,333
Evolent Health, Inc., Class A (A)(B)	3,984	66,533
HealthStream, Inc. (A)	2,883	67,722
HMS Holdings Corp. (A)	12,332	218,523
Medidata Solutions, Inc. (A)	31,554	2,365,288
Omnicell, Inc. (A)	1,500	76,950
Life sciences tools and services 0.8%
Bruker Corp.	31,227	908,393
Cambrex Corp. (A)	21,373	1,113,533
Harvard Bioscience, Inc. (A)	7,918	24,546
INC Research Holdings, Inc., Class A (A)	32,680	1,918,316
Luminex Corp.	10,178	196,741
VWR Corp. (A)	8,647	285,524
Pharmaceuticals 1.9%
Amphastar Pharmaceuticals, Inc. (A)	10,777	172,540
ANI Pharmaceuticals, Inc. (A)	337	16,176
Catalent, Inc. (A)	49,092	2,027,009
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK New Opportunities Fund	18

	Shares	Value
Health care (continued)
Pharmaceuticals (continued)
Cempra, Inc. (A)	6,361	$19,401
Cumberland Pharmaceuticals, Inc. (A)	631	4,423
Depomed, Inc. (A)	2,987	18,161
Endo International PLC (A)	30,559	268,614
Horizon Pharma PLC (A)	31,805	435,092
Impax Laboratories, Inc. (A)	33,380	722,677
Intra-Cellular Therapies, Inc. (A)	3,081	56,844
Lannett Company, Inc. (A)(B)	14,500	254,475
Mallinckrodt PLC (A)	24,263	996,724
Neuroderm, Ltd. (A)	35,716	1,383,995
Phibro Animal Health Corp., Class A	29,699	1,054,315
Prestige Brands Holdings, Inc. (A)	2,867	145,386
SciClone Pharmaceuticals, Inc. (A)	7,199	79,189
Sucampo Pharmaceuticals, Inc., Class A (A)(B)	27,856	327,308
Supernus Pharmaceuticals, Inc. (A)	40,663	1,862,365
Taro Pharmaceutical Industries, Ltd. (A)	388	40,678
Tetraphase Pharmaceuticals, Inc. (A)	6,421	44,819
Industrials 19.6%		104,920,359
Aerospace and defense 2.0%
AAR Corp.	4,513	162,739
Aerovironment, Inc. (A)	1,106	54,216
Arotech Corp. (A)	2,211	7,296
Astronics Corp. (A)	403	10,595
BWX Technologies, Inc.	27,341	1,496,100
CPI Aerostructures, Inc. (A)	1,951	16,974
Cubic Corp.	25,115	1,078,689
Curtiss-Wright Corp.	3,049	295,204
DigitalGlobe, Inc. (A)	13,061	449,298
Ducommun, Inc. (A)	2,464	67,760
Engility Holdings, Inc. (A)	4,506	140,001
Esterline Technologies Corp. (A)	6,456	551,342
HEICO Corp.	28,994	2,486,815
KLX, Inc. (A)	11,962	573,458
Mercury Systems, Inc. (A)	7,959	384,022
Moog, Inc., Class A (A)	4,966	381,190
National Presto Industries, Inc.	434	43,226
Orbital ATK, Inc.	13,153	1,467,612
SIFCO Industries, Inc. (A)	400	2,200
Sparton Corp. (A)	1,001	23,193
Teledyne Technologies, Inc. (A)	2,530	379,652
The KeyW Holding Corp. (A)(B)	3,101	22,172
Triumph Group, Inc.	7,973	209,690
Vectrus, Inc. (A)	2,461	70,335
Wesco Aircraft Holdings, Inc. (A)	14,615	122,766
19	JOHN HANCOCK New Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Industrials (continued)
Air freight and logistics 0.7%
Air Transport Services Group, Inc. (A)	15,049	$345,525
Atlas Air Worldwide Holdings, Inc. (A)	4,648	310,486
Echo Global Logistics, Inc. (A)	6,101	92,735
Forward Air Corp.	24,489	1,272,693
Hub Group, Inc., Class A (A)	7,136	274,379
Radiant Logistics, Inc. (A)	11,599	58,575
XPO Logistics, Inc. (A)	20,992	1,284,710
Airlines 0.4%
Copa Holdings SA, Class A	2,830	351,118
JetBlue Airways Corp. (A)	60,839	1,205,221
SkyWest, Inc.	8,443	292,972
Spirit Airlines, Inc. (A)	13,436	457,496
Building products 1.0%
Alpha Pro Tech, Ltd. (A)	4,132	13,842
Apogee Enterprises, Inc.	23,329	1,019,477
Armstrong Flooring, Inc. (A)	2,645	39,463
CSW Industrials, Inc. (A)	1,464	61,268
Gibraltar Industries, Inc. (A)	5,312	155,376
Griffon Corp.	6,903	128,051
Insteel Industries, Inc.	3,280	82,230
Owens Corning	17,901	1,327,001
Quanex Building Products Corp.	7,897	154,781
Simpson Manufacturing Company, Inc.	10,069	440,821
Trex Company, Inc. (A)	15,267	1,160,292
Universal Forest Products, Inc.	4,339	378,404
USG Corp. (A)	10,868	326,040
Commercial services and supplies 2.5%
ABM Industries, Inc.	40,518	1,800,215
ACCO Brands Corp. (A)	25,103	274,878
Acme United Corp.	300	7,152
AMREP Corp. (A)	120	823
ARC Document Solutions, Inc. (A)	3,108	10,971
Brady Corp., Class A	5,190	173,087
CECO Environmental Corp.	7,708	57,579
Clean Harbors, Inc. (A)	6,225	336,710
Ennis, Inc.	4,732	90,381
Essendant, Inc.	8,722	103,443
Fuel Tech, Inc. (A)	2,200	1,987
Heritage-Crystal Clean, Inc. (A)	5,154	100,503
InnerWorkings, Inc. (A)	13,835	144,852
LSC Communications, Inc.	1,699	27,371
McGrath RentCorp	5,512	222,519
Mobile Mini, Inc.	35,393	1,070,638
NL Industries, Inc. (A)	3,790	28,615
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK New Opportunities Fund	20

	Shares	Value
Industrials (continued)
Commercial services and supplies (continued)
Pitney Bowes, Inc.	44,828	$576,040
Ritchie Brothers Auctioneers, Inc.	60,900	1,811,166
SP Plus Corp. (A)	5,544	204,574
Steelcase, Inc., Class A	6,197	81,800
Stericycle, Inc. (A)	178	12,796
Team, Inc. (A)(B)	320,465	3,957,743
Tetra Tech, Inc.	11,544	491,774
Viad Corp.	4,281	235,241
Virco Manufacturing Corp. (A)	700	3,640
VSE Corp.	2,544	132,670
Waste Connections, Inc.	22,275	1,485,520
Construction and engineering 2.1%
AECOM (A)	80,378	2,692,663
Aegion Corp. (A)	3,300	71,511
Chicago Bridge & Iron Company NV (B)	14,277	176,178
Dycom Industries, Inc. (A)	23,419	1,889,445
Fluor Corp.	16,118	621,671
Granite Construction, Inc.	8,849	488,730
Great Lakes Dredge & Dock Corp. (A)	12,708	51,467
Jacobs Engineering Group, Inc.	23,104	1,258,937
KBR, Inc.	29,580	481,267
Layne Christensen Company (A)	3,480	37,375
MasTec, Inc. (A)	10,015	408,612
MYR Group, Inc. (A)	3,816	98,491
Northwest Pipe Company (A)	2,660	48,784
NV5 Global, Inc. (A)	1,255	60,554
Orion Group Holdings, Inc. (A)	6,438	38,886
Primoris Services Corp.	48,410	1,385,010
Quanta Services, Inc. (A)	29,835	1,071,972
Sterling Construction Company, Inc. (A)	5,962	70,232
The Goldfield Corp. (A)	5,897	26,242
Tutor Perini Corp. (A)	8,194	214,273
Electrical equipment 1.4%
Allied Motion Technologies, Inc.	304	7,688
AZZ, Inc.	4,436	216,920
Babcock & Wilcox Enterprises, Inc. (A)	11,744	26,541
Broadwind Energy, Inc. (A)	3,229	11,043
Encore Wire Corp.	4,077	174,903
EnerSys	14,851	951,949
Generac Holdings, Inc. (A)	48,302	1,950,435
LSI Industries, Inc.	5,767	32,814
Powell Industries, Inc.	94,766	2,697,988
Preformed Line Products Company	462	24,140
Regal Beloit Corp.	8,269	623,483
21	JOHN HANCOCK New Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Industrials (continued)
Electrical equipment (continued)
Thermon Group Holdings, Inc. (A)	35,391	$584,659
Ultralife Corp. (A)	3,715	24,148
Industrial conglomerates 0.0%
Carlisle Companies, Inc.	458	43,368
Raven Industries, Inc.	3,798	106,344
Machinery 4.5%
Actuant Corp., Class A	9,036	217,316
AGCO Corp.	13,135	899,091
Alamo Group, Inc.	2,900	266,104
Albany International Corp., Class A	37,127	1,990,007
American Railcar Industries, Inc. (B)	3,956	142,416
ARC Group Worldwide, Inc. (A)	4,288	10,506
Astec Industries, Inc.	5,500	273,240
Barnes Group, Inc.	8,467	529,357
Briggs & Stratton Corp.	4,656	97,497
Chart Industries, Inc. (A)	7,453	251,464
CIRCOR International, Inc.	3,781	181,564
Colfax Corp. (A)	20,232	806,852
Columbus McKinnon Corp.	4,693	155,010
Commercial Vehicle Group, Inc. (A)	3,751	22,281
DMC Global, Inc.	1,881	24,359
Douglas Dynamics, Inc.	690	24,081
ESCO Technologies, Inc.	6,035	328,606
Federal Signal Corp.	73,963	1,382,368
Franklin Electric Company, Inc.	4,912	189,358
FreightCar America, Inc.	2,894	52,555
Gencor Industries, Inc. (A)	2,851	43,905
Graco, Inc.	9,521	1,099,771
Graham Corp.	1,098	21,993
Hardinge, Inc.	2,984	40,851
Hurco Companies, Inc.	1,523	53,533
Hyster-Yale Materials Handling, Inc.	3,075	218,879
ITT, Inc.	8,448	340,961
John Bean Technologies Corp.	16,394	1,454,148
Key Technology, Inc. (A)	105	1,569
LB Foster Company, Class A	2,444	46,680
Lydall, Inc. (A)	646	30,362
Miller Industries, Inc.	1,559	39,131
Mueller Industries, Inc.	4,001	119,350
NN, Inc.	6,386	162,843
Oshkosh Corp.	306	22,828
Park-Ohio Holdings Corp.	3,122	124,412
Perma-Pipe International Holdings, Inc. (A)	780	6,318
Spartan Motors, Inc.	7,931	72,965
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK New Opportunities Fund	22

	Shares	Value
Industrials (continued)
Machinery (continued)
SPX Corp. (A)	58,429	$1,408,139
SPX FLOW, Inc. (A)	4,776	159,853
Sun Hydraulics Corp.	25,501	1,221,753
Supreme Industries, Inc., Class A	3,466	72,578
Terex Corp.	12,328	475,244
The Eastern Company	366	9,571
The ExOne Company (A)(B)	42,950	347,466
The Greenbrier Companies, Inc. (B)	49,000	2,102,100
The Manitowoc Company, Inc. (A)	33,014	271,705
Titan International, Inc.	279,173	2,395,304
TriMas Corp. (A)	9,468	229,126
Trinity Industries, Inc.	33,489	965,823
Twin Disc, Inc. (A)	2,590	44,962
Wabash National Corp.	13,255	278,620
Watts Water Technologies, Inc., Class A	9,864	608,609
Woodward, Inc.	22,096	1,551,360
Marine 0.2%
Costamare, Inc.	1,667	10,452
Eagle Bulk Shipping, Inc. (A)	2,471	11,194
Kirby Corp. (A)	10,837	678,396
Matson, Inc.	6,855	176,859
Scorpio Bulkers, Inc. (A)	3,035	24,432
Professional services 1.3%
Acacia Research Corp. (A)	2,468	8,021
CBIZ, Inc. (A)	9,216	139,622
CDI Corp. (A)	4,616	37,851
CRA International, Inc.	2,047	76,824
Exponent, Inc.	24,042	1,637,260
Franklin Covey Company (A)	3,255	61,194
FTI Consulting, Inc. (A)	8,403	284,946
GP Strategies Corp. (A)	1,722	49,249
Heidrick & Struggles International, Inc.	2,461	44,913
Hill International, Inc. (A)	4,471	21,237
Huron Consulting Group, Inc. (A)	5,009	151,522
ICF International, Inc. (A)	4,397	211,276
Kelly Services, Inc., Class A	5,734	124,026
Korn/Ferry International	13,401	446,521
ManpowerGroup, Inc.	10,576	1,179,330
Mistras Group, Inc. (A)	3,054	57,751
Navigant Consulting, Inc. (A)	10,842	166,208
On Assignment, Inc. (A)	8,533	407,024
RCM Technologies, Inc. (A)	100	539
Resources Connection, Inc.	8,503	108,413
RPX Corp. (A)	8,426	110,044
23	JOHN HANCOCK New Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Industrials (continued)
Professional services (continued)
TrueBlue, Inc. (A)	3,178	$64,990
Volt Information Sciences, Inc. (A)	619	1,981
WageWorks, Inc. (A)	32,027	1,887,992
Road and rail 1.5%
AMERCO	1,886	703,874
ArcBest Corp.	2,704	80,309
Celadon Group, Inc.	3,897	19,485
Covenant Transportation Group, Inc., Class A (A)	1,862	44,707
Genesee & Wyoming, Inc., Class A (A)	8,484	581,663
Hertz Global Holdings, Inc. (A)(B)	3,506	76,220
Knight Transportation, Inc.	28,877	1,127,647
Marten Transport, Ltd.	5,568	95,491
Old Dominion Freight Line, Inc.	12,352	1,233,965
P.A.M. Transportation Services, Inc. (A)	629	12,429
Patriot Transportation Holding, Inc. (A)	22	425
Roadrunner Transportation Systems, Inc. (A)	10,106	75,492
Ryder System, Inc.	10,657	826,983
Saia, Inc. (A)	6,075	343,541
Swift Transportation Company (A)(B)	41,496	1,163,963
Universal Logistics Holdings, Inc.	67,495	1,120,417
USA Truck, Inc. (A)	1,015	11,317
Werner Enterprises, Inc.	16,797	555,981
Trading companies and distributors 2.0%
Air Lease Corp.	55,151	2,241,337
Aircastle, Ltd.	6,429	144,138
Beacon Roofing Supply, Inc. (A)	394	18,557
BMC Stock Holdings, Inc. (A)	4,561	92,588
CAI International, Inc. (A)	4,598	142,492
GATX Corp. (B)	8,253	499,967
Houston Wire & Cable Company (A)	3,838	22,069
Huttig Building Products, Inc. (A)	5,749	32,769
Kaman Corp.	5,529	271,142
Lawson Products, Inc. (A)	1,231	29,359
MRC Global, Inc. (A)	100,766	1,589,080
NOW, Inc. (A)	18,549	216,281
Rush Enterprises, Inc., Class A (A)	2,066	84,685
Rush Enterprises, Inc., Class B (A)	7,059	271,913
SiteOne Landscape Supply, Inc. (A)	39,899	2,004,526
Titan Machinery, Inc. (A)(B)	106,874	1,378,675
Triton International, Ltd. (A)	5,644	208,376
Veritiv Corp. (A)	3,711	103,908
WESCO International, Inc. (A)	31,282	1,578,177
Willis Lease Finance Corp. (A)	281	6,688
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK New Opportunities Fund	24

	Shares	Value
Information technology 15.3%		$81,716,361
Communications equipment 0.7%
ADTRAN, Inc.	18,791	415,281
Applied Optoelectronics, Inc. (A)(B)	1,108	65,505
ARRIS International PLC (A)	20,065	559,011
Black Box Corp.	3,990	11,970
Brocade Communications Systems, Inc.	49,377	611,287
Calix, Inc. (A)	11,252	55,135
Clearfield, Inc. (A)	1,400	17,080
Communications Systems, Inc.	1,201	4,336
Comtech Telecommunications Corp.	3,323	65,031
Digi International, Inc. (A)	6,849	63,011
EchoStar Corp., Class A (A)	9,827	592,568
Finisar Corp. (A)	12,367	298,663
Harmonic, Inc. (A)	18,372	59,709
Infinera Corp. (A)	9,486	80,252
KVH Industries, Inc. (A)	4,329	51,082
NETGEAR, Inc. (A)	7,162	343,776
NetScout Systems, Inc. (A)	6,660	218,115
Network-1 Technologies, Inc.	3,000	11,400
Optical Cable Corp. (A)	100	245
RELM Wireless Corp.	877	3,420
ShoreTel, Inc. (A)	9,420	70,179
Sonus Networks, Inc. (A)	5,886	40,672
TESSCO Technologies, Inc.	1,368	17,921
Viavi Solutions, Inc. (A)	2,837	28,483
Electronic equipment, instruments and components 4.9%
ADDvantage Technologies Group, Inc. (A)	471	683
Anixter International, Inc. (A)	5,087	375,421
Arrow Electronics, Inc. (A)	19,434	1,543,643
Avnet, Inc.	25,742	992,869
AVX Corp.	29,162	508,877
Bel Fuse, Inc., Class B	2,040	52,020
Belden, Inc.	14,319	1,103,565
Benchmark Electronics, Inc. (A)	4,167	135,428
Coherent, Inc. (A)	7,847	1,830,862
CTS Corp.	3,537	79,583
Daktronics, Inc.	10,214	98,361
Electro Scientific Industries, Inc. (A)	7,267	89,529
ePlus, Inc. (A)	2,780	232,686
Fabrinet (A)	7,352	285,552
FARO Technologies, Inc. (A)	3,814	131,392
FLIR Systems, Inc.	30,255	1,149,690
II-VI, Inc. (A)	12,673	454,327
Insight Enterprises, Inc. (A)	3,585	143,687
IntriCon Corp. (A)	80	672
25	JOHN HANCOCK New Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Information technology (continued)
Electronic equipment, instruments and components (continued)
IPG Photonics Corp. (A)	13,250	$2,329,218
Jabil, Inc.	36,327	1,138,851
KEMET Corp. (A)	7,514	179,660
Key Tronic Corp. (A)	1,300	9,243
Kimball Electronics, Inc. (A)	7,326	139,560
Knowles Corp. (A)(B)	19,304	283,190
Methode Electronics, Inc.	700	28,630
MTS Systems Corp.	56,161	2,718,192
Napco Security Technologies, Inc. (A)	2,368	18,589
National Instruments Corp.	27,496	1,110,563
Novanta, Inc. (A)	8,026	313,817
OSI Systems, Inc. (A)	1,622	134,723
PAR Technology Corp. (A)	3,623	38,947
Park Electrochemical Corp.	4,708	85,497
PC Connection, Inc.	4,089	104,310
PCM, Inc. (A)	2,932	38,556
Plexus Corp. (A)	7,200	374,976
Radisys Corp. (A)	3,312	5,200
Richardson Electronics, Ltd.	1,362	7,627
Rogers Corp. (A)	3,677	435,908
Sanmina Corp. (A)	14,021	525,086
ScanSource, Inc. (A)	6,103	239,543
SYNNEX Corp.	6,209	742,658
Systemax, Inc.	4,305	105,214
Tech Data Corp. (A)	17,084	1,884,194
TTM Technologies, Inc. (A)	23,232	330,824
VeriFone Systems, Inc. (A)	8,583	169,686
Vishay Intertechnology, Inc.	30,433	538,664
Vishay Precision Group, Inc. (A)	1,509	32,972
Zebra Technologies Corp., Class A (A)	28,797	2,968,683
Internet software and services 0.9%
Actua Corp. (A)	10,320	132,096
Bankrate, Inc. (A)	10,907	151,062
Bazaarvoice, Inc. (A)	2,860	13,585
Blucora, Inc. (A)	11,765	268,242
Cars.com, Inc. (A)(B)	13,349	345,205
DHI Group, Inc. (A)	9,726	18,966
Internap Corp. (A)	8,144	36,404
Leaf Group, Ltd. (A)	3,295	23,395
Limelight Networks, Inc. (A)	1,035	3,716
Liquidity Services, Inc. (A)	4,025	22,943
LogMeIn, Inc.	22,155	2,534,532
Marchex, Inc., Class B (A)	8,477	26,194
Mimecast, Ltd. (A)	33,227	898,790
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK New Opportunities Fund	26

	Shares	Value
Information technology (continued)
Internet software and services (continued)
Reis, Inc.	300	$5,130
TechTarget, Inc. (A)	7,201	71,578
The Meet Group, Inc. (A)	10,694	41,920
XO Group, Inc. (A)	3,252	60,552
YuMe, Inc.	7,938	38,817
IT services 2.0%
Acxiom Corp. (A)	15,395	358,550
Blackhawk Network Holdings, Inc. (A)	5,127	229,690
CACI International, Inc., Class A (A)	2,915	378,367
Cardtronics PLC, Class A (A)	1,761	45,751
Convergys Corp.	15,096	354,756
EPAM Systems, Inc. (A)	24,181	1,966,641
Euronet Worldwide, Inc. (A)	12,073	1,186,414
Everi Holdings, Inc. (A)	1,470	11,334
ExlService Holdings, Inc. (A)	18,596	1,046,583
Forrester Research, Inc.	36,885	1,503,064
Genpact, Ltd.	30,809	876,516
Jack Henry & Associates, Inc.	10,380	1,069,867
ManTech International Corp., Class A	5,725	230,260
MAXIMUS, Inc.	16,095	978,254
ModusLink Global Solutions, Inc. (A)	5,824	9,318
Perficient, Inc. (A)	8,312	152,110
PRGX Global, Inc. (A)	5,022	33,899
ServiceSource International, Inc. (A)	3,275	11,528
StarTek, Inc. (A)	2,139	25,454
Sykes Enterprises, Inc. (A)	9,924	264,574
Virtusa Corp. (A)	2,616	95,013
Semiconductors and semiconductor equipment 3.4%
Alpha & Omega Semiconductor, Ltd. (A)	1,499	23,804
Amkor Technology, Inc. (A)	54,335	477,061
Axcelis Technologies, Inc. (A)	7,709	161,118
AXT, Inc. (A)	8,236	64,241
Brooks Automation, Inc.	8,479	221,048
Cabot Microelectronics Corp.	19,655	1,407,691
Cohu, Inc.	3,324	62,358
Cree, Inc. (A)	20,566	500,371
CyberOptics Corp. (A)(B)	700	10,605
Diodes, Inc. (A)	10,844	305,150
DSP Group, Inc. (A)	3,161	37,616
Entegris, Inc. (A)	15,394	391,777
First Solar, Inc. (A)	2,626	123,317
FormFactor, Inc. (A)	12,721	192,087
GSI Technology, Inc. (A)	5,171	34,335
IXYS Corp. (A)	7,337	168,751
27	JOHN HANCOCK New Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Information technology (continued)
Semiconductors and semiconductor equipment (continued)
Kulicke & Soffa Industries, Inc. (A)	5,373	$102,248
Lattice Semiconductor Corp. (A)	672	3,797
MACOM Technology Solutions Holdings, Inc. (A)(B)	61,084	2,781,765
Marvell Technology Group, Ltd.	24,068	431,058
Microsemi Corp. (A)	30,950	1,559,261
MKS Instruments, Inc.	6,054	498,547
Nanometrics, Inc. (A)	2,975	76,725
NeoPhotonics Corp. (A)(B)	9,309	54,458
ON Semiconductor Corp. (A)	22,644	386,760
PDF Solutions, Inc. (A)	1,988	30,198
Photronics, Inc. (A)	13,551	107,053
Power Integrations, Inc.	34,328	2,500,795
Rambus, Inc. (A)	10,667	138,351
Rudolph Technologies, Inc. (A)	7,289	161,816
Sigma Designs, Inc. (A)	8,561	53,506
Silicon Laboratories, Inc. (A)	23,481	1,782,208
SolarEdge Technologies, Inc. (A)	80,142	2,143,799
Synaptics, Inc. (A)(B)	2,432	101,098
Ultra Clean Holdings, Inc. (A)	8,161	188,274
Veeco Instruments, Inc. (A)	7,836	148,100
Xcerra Corp. (A)	12,676	124,478
Xperi Corp.	27,698	754,771
Software 2.8%
Agilysys, Inc. (A)	5,560	57,212
Aware, Inc. (A)	2,100	10,395
Blackbaud, Inc.	39,052	3,296,379
Bottomline Technologies, Inc. (A)	31,357	950,431
Callidus Software, Inc. (A)	58,477	1,505,783
CommVault Systems, Inc. (A)	18,580	1,134,309
HubSpot, Inc. (A)	27,535	2,019,692
MicroStrategy, Inc., Class A (A)	365	47,085
Monotype Imaging Holdings, Inc.	687	12,538
Seachange International, Inc. (A)	4,794	12,512
Synchronoss Technologies, Inc. (A)	3,161	53,073
Take-Two Interactive Software, Inc. (A)	24,214	2,367,887
Telenav, Inc. (A)	4,156	27,014
The Rubicon Project, Inc. (A)	3,273	12,306
TiVo Corp.	19,395	354,929
Tyler Technologies, Inc. (A)	12,359	2,135,635
VASCO Data Security International, Inc. (A)	838	10,517
Verint Systems, Inc. (A)	2,437	96,749
Zynga, Inc., Class A (A)	134,291	503,591
Technology hardware, storage and peripherals 0.6%
Cray, Inc. (A)	2,871	54,118
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK New Opportunities Fund	28

	Shares	Value
Information technology (continued)
Technology hardware, storage and peripherals (continued)
Electronics For Imaging, Inc. (A)	10,653	$378,821
Intevac, Inc. (A)	3,303	30,057
NCR Corp. (A)	60,500	2,210,065
Stratasys, Ltd. (A)	2,280	51,026
Super Micro Computer, Inc. (A)(B)	10,289	273,945
Xerox Corp.	10,941	353,066
Materials 4.8%		25,628,951
Chemicals 2.2%
A. Schulman, Inc.	828	25,171
AgroFresh Solutions, Inc. (A)	3,772	26,857
American Vanguard Corp.	6,557	132,779
Ashland Global Holdings, Inc.	2,022	125,465
Balchem Corp.	25,591	1,918,301
Cabot Corp.	400	21,072
Calgon Carbon Corp.	11,637	141,971
CF Industries Holdings, Inc.	11,743	340,430
Chase Corp.	604	56,474
FutureFuel Corp.	9,798	132,077
Hawkins, Inc.	2,504	89,268
HB Fuller Company	9,169	460,192
Huntsman Corp.	15,015	398,949
Innophos Holdings, Inc.	3,396	155,061
Innospec, Inc.	5,438	301,809
Intrepid Potash, Inc. (A)(B)	13,467	49,963
KMG Chemicals, Inc.	2,986	143,388
Kraton Corp. (A)	7,347	241,202
Kronos Worldwide, Inc.	198	4,144
LSB Industries, Inc. (A)	5,634	34,367
Minerals Technologies, Inc.	20,884	1,336,576
Olin Corp.	4,865	156,799
Platform Specialty Products Corp. (A)	53,515	625,055
PolyOne Corp.	66,737	2,411,875
Sensient Technologies Corp.	13,324	961,327
Stepan Company	4,985	385,640
The Mosaic Company	39,100	781,218
Trecora Resources (A)	5,669	68,878
Tredegar Corp.	3,957	64,499
Tronox, Ltd., Class A	7,352	152,113
Construction materials 0.2%
Eagle Materials, Inc.	10,409	1,012,275
United States Lime & Minerals, Inc.	169	13,512
Containers and packaging 0.3%
Graphic Packaging Holding Company	118,660	1,548,513
29	JOHN HANCOCK New Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Materials (continued)
Containers and packaging (continued)
Greif, Inc., Class A	6,030	$364,514
Myers Industries, Inc.	1,165	21,902
UFP Technologies, Inc. (A)	238	6,331
Metals and mining 1.6%
Alcoa Corp. (A)	950	41,686
Allegheny Technologies, Inc. (A)(B)	6,633	138,165
Ampco-Pittsburgh Corp.	2,828	43,551
Carpenter Technology Corp.	10,227	414,500
Coeur Mining, Inc. (A)	8,352	73,080
Commercial Metals Company	6,731	127,149
Ferroglobe PLC	16,014	216,029
Friedman Industries, Inc.	1,405	7,966
Haynes International, Inc.	80,631	2,463,277
Hecla Mining Company	80,940	427,363
Kaiser Aluminum Corp.	367	35,349
Materion Corp.	4,726	180,533
Olympic Steel, Inc.	2,536	46,282
Reliance Steel & Aluminum Company	44,097	3,193,505
Schnitzer Steel Industries, Inc., Class A	6,195	166,646
SunCoke Energy, Inc. (A)	14,332	133,574
Synalloy Corp. (A)	380	4,313
TimkenSteel Corp. (A)	10,788	159,986
United States Steel Corp.	18,295	486,830
Universal Stainless & Alloy Products, Inc. (A)	1,778	32,235
Paper and forest products 0.5%
Boise Cascade Company (A)	2,105	63,150
Clearwater Paper Corp. (A)	3,581	166,517
Domtar Corp.	14,439	583,913
KapStone Paper and Packaging Corp.	53,386	1,194,245
Mercer International, Inc.	15,000	165,750
PH Glatfelter Company	4,215	73,004
Resolute Forest Products, Inc. (A)	9,005	44,575
Schweitzer-Mauduit International, Inc.	6,217	235,811
Real estate 2.6%		14,008,258
Equity real estate investment trusts 2.1%
Cedar Realty Trust, Inc.	205,000	1,033,200
Community Healthcare Trust, Inc.	19,631	521,399
CorEnergy Infrastructure Trust, Inc. (B)	32,500	1,060,475
CubeSmart	41,496	1,022,876
Healthcare Trust of America, Inc., Class A	31,920	991,754
Hersha Hospitality Trust	111,550	2,068,137
Highwoods Properties, Inc.	20,931	1,093,226
STAG Industrial, Inc.	65,051	1,820,777
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK New Opportunities Fund	30

	Shares	Value
Real estate (continued)
Equity real estate investment trusts (continued)
Sun Communities, Inc.	19,595	$1,769,624
Real estate management and development 0.5%
Alexander & Baldwin, Inc.	12,422	539,115
Forestar Group, Inc. (A)	7,926	136,327
FRP Holdings, Inc. (A)	67	2,941
Kennedy-Wilson Holdings, Inc.	46,549	898,396
RE/MAX Holdings, Inc., Class A	4,025	246,531
Realogy Holdings Corp.	14,634	496,093
Tejon Ranch Company (A)	4,838	96,663
The St. Joe Company (A)	11,179	210,724
Telecommunication services 0.6%		3,238,599
Diversified telecommunication services 0.4%
ATN International, Inc.	3,724	225,563
Frontier Communications Corp. (B)	16,280	219,292
Hawaiian Telcom Holdco, Inc. (A)	53	1,612
IDT Corp., Class B	2,620	38,540
Iridium Communications, Inc. (A)(B)	133,332	1,479,985
Lumos Networks Corp. (A)	5,368	96,517
ORBCOMM, Inc. (A)	16,326	180,566
Wireless telecommunication services 0.2%
Spok Holdings, Inc.	5,703	95,525
Telephone & Data Systems, Inc.	23,680	694,061
United States Cellular Corp. (A)	5,350	206,938
Utilities 0.7%		3,533,871
Gas utilities 0.3%
UGI Corp.	30,394	1,501,768
Independent power and renewable electricity producers 0.4%
Calpine Corp. (A)	72,445	1,064,942
Dynegy, Inc. (A)	28,308	266,661
NRG Energy, Inc.	14,288	355,914
Ormat Technologies, Inc.	5,739	329,648
Water utilities 0.0%
Consolidated Water Company, Ltd.	1,250	14,938

	Yield (%)	Shares	Value
Securities lending collateral 7.0%			$37,619,729
(Cost $37,620,672)
John Hancock Collateral Trust (D)	1.2169(E)	3,759,905	37,619,729
Short-term investments 3.5%			$18,615,692
(Cost $18,615,692)
31	JOHN HANCOCK New Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Yield (%)	Shares	Value
Money market funds 3.5%			$18,615,692
State Street Institutional Treasury Money Market Fund, Premier Class	0.9019(E)	16,425,271	16,425,271
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.9295(E)	2,190,421	2,190,421

Total investments (Cost $504,283,808) 108.4%	$580,786,630
Other assets and liabilities, net (8.4%)	(45,121,043)
Total net assets 100.0%	$535,665,587

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	A portion of this security is on loan as of 8-31-17.
(C)	Security is valued using significant unobservable inputs.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(E)	The rate shown is the annualized seven-day yield as of 8-31-17.
At 8-31-17, the aggregate cost of investments for federal income tax purposes was $506,908,295. Net unrealized appreciation aggregated to $73,878,335, of which $106,496,040 related to gross unrealized appreciation and $32,617,705 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK New Opportunities Fund	32

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Spectrum Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the summary of fund’s investments, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the fund’s investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of the John Hancock Spectrum Income Fund (the "Fund") as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and fund’s investments (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, brokers, transfer agent, and agent banks, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

October 26, 2017

Fund's investments

Spectrum Income Fund

As of 8-31-17
	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 26.0%				$236,207,946
(Cost $233,383,218)
U.S. Government 9.3%				84,957,629
U.S. Treasury
Bond	2.500	02-15-45	770,000	736,944
Bond	2.500	02-15-46	180,000	171,745
Bond	2.500	05-15-46	12,535,000	11,954,698
Bond	2.750	08-15-42	315,000	319,073
Bond	2.750	11-15-42	595,000	602,159
Bond	2.875	11-15-46	1,670,000	1,718,795
Bond	3.000	05-15-42	765,000	811,408
Bond	3.000	11-15-44	625,000	660,571
Bond (D)	3.000	05-15-45	2,885,000	3,046,154
Bond (D)	3.000	11-15-45	2,325,000	2,453,057
Bond	3.000	02-15-47	90,000	94,971
Bond	3.000	05-15-47	375,000	395,903
Bond (D)	3.125	02-15-43	2,705,000	2,924,676
Bond	3.125	08-15-44	160,000	173,094
Bond	3.375	05-15-44	920,000	1,040,031
Bond	3.500	02-15-39	690,000	797,543
Bond	3.625	08-15-43	1,365,000	1,605,048
Bond	3.625	02-15-44	1,335,000	1,572,640
Bond	4.375	05-15-41	1,325,000	1,735,491
Bond	4.625	02-15-40	25,000	33,689
Bond	4.750	02-15-37	140,000	190,302
Bond	5.375	02-15-31	155,000	211,599
Bond	6.125	11-15-27	70,000	95,758
Bond (D)	6.125	08-15-29	660,000	931,966
Note	0.875	06-15-19	230,000	228,221
Note	1.000	12-15-17	50,000	49,985
Note	1.000	11-15-19	1,765,000	1,751,556
Note	1.250	05-31-19	300,000	299,660
Note	1.250	01-31-20	185,000	184,487
Note	1.375	07-31-19	240,000	240,225
Note	1.375	05-31-21	920,000	913,280
Note	1.500	05-31-19	600,000	601,852
Note	1.500	06-15-20	300,000	300,727
Note	1.500	08-15-20	1,500,000	1,502,871
Note	1.500	08-15-26	475,000	452,029
Note	1.625	11-30-20	825,000	828,448
Note	1.625	08-15-22	65,000	64,744
Note	1.750	06-30-22	85,000	85,156
Note	1.750	05-15-23	1,770,000	1,763,224

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       1

	Rate (%)	Maturity date	Par value^	Value
U.S. Government (continued)
Note	2.000	08-31-21	1,995,000	$2,025,159
Note	2.000	02-15-25	835,000	835,228
Note	2.000	11-15-26	75,000	74,317
Note	2.125	05-15-25	1,150,000	1,159,299
Note	2.250	02-15-27	1,905,000	1,926,431
Note	2.375	05-15-27	705,000	720,312
Note	2.500	08-15-23	130,000	134,860
Note	3.125	05-15-21	395,000	417,250
Treasury Inflation Protected Security	0.125	04-15-19	2,027,580	2,031,619
Treasury Inflation Protected Security	0.125	04-15-20	2,708,123	2,721,800
Treasury Inflation Protected Security	0.125	04-15-21	5,490,694	5,516,432
Treasury Inflation Protected Security	0.125	01-15-22	2,537,095	2,551,993
Treasury Inflation Protected Security	0.125	04-15-22	2,261,697	2,268,799
Treasury Inflation Protected Security	0.125	07-15-22	1,821,424	1,836,090
Treasury Inflation Protected Security	0.125	01-15-23	895,653	897,129
Treasury Inflation Protected Security	0.125	07-15-24	291,115	290,030
Treasury Inflation Protected Security	0.125	07-15-26	2,051,749	2,015,432
Treasury Inflation Protected Security	0.250	01-15-25	906,967	904,591
Treasury Inflation Protected Security	0.375	07-15-23	23,051	23,465
Treasury Inflation Protected Security	0.375	07-15-25	874,255	881,654
Treasury Inflation Protected Security	0.375	01-15-27	200,575	200,336
Treasury Inflation Protected Security	0.375	07-15-27	138,186	138,446
Treasury Inflation Protected Security	0.625	01-15-24	369,526	379,612
Treasury Inflation Protected Security	0.625	01-15-26	1,649,511	1,687,455
Treasury Inflation Protected Security	0.625	02-15-43	118,686	112,340
Treasury Inflation Protected Security	0.750	02-15-42	360,982	352,957
Treasury Inflation Protected Security	0.750	02-15-45	162,271	156,906
Treasury Inflation Protected Security	0.875	02-15-47	116,694	116,749
Treasury Inflation Protected Security	1.000	02-15-46	255,344	262,707
Treasury Inflation Protected Security	1.125	01-15-21	1,709,410	1,781,073
Treasury Inflation Protected Security	1.250	07-15-20	2,000,927	2,087,862
Treasury Inflation Protected Security	1.375	07-15-18	17,493	17,757
Treasury Inflation Protected Security	1.375	01-15-20	354,554	367,589
Treasury Inflation Protected Security	1.375	02-15-44	62,108	69,427
Treasury Inflation Protected Security	1.750	01-15-28	362,458	410,551
Treasury Inflation Protected Security	1.875	07-15-19	1,662,625	1,731,331
Treasury Inflation Protected Security	2.125	01-15-19	962,341	991,762
Treasury Inflation Protected Security	2.125	02-15-40	361,520	459,884
Treasury Inflation Protected Security	2.125	02-15-41	217,001	277,472
Treasury Inflation Protected Security	2.500	01-15-29	159,725	195,345
Treasury Inflation Protected Security	3.375	04-15-32	78,659	110,111
Treasury Inflation Protected Security	3.875	04-15-29	199,065	274,287
U.S. Government Agency 16.7%				151,250,317

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       2

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Federal Home Loan Mortgage Corp.
15 Yr Pass Thru	4.000	01-01-25	26,240	$27,699
15 Yr Pass Thru	4.000	05-01-26	69,988	74,097
15 Yr Pass Thru	4.500	11-01-18	3,349	3,409
15 Yr Pass Thru	4.500	01-01-19	2,905	2,957
15 Yr Pass Thru	4.500	05-01-19	3,206	3,263
15 Yr Pass Thru	5.000	10-01-18	2,771	2,813
15 Yr Pass Thru	5.000	11-01-18	3,295	3,344
15 Yr Pass Thru	5.000	12-01-23	61,778	65,445
15 Yr Pass Thru	5.000	07-01-25	4,185	4,286
15 Yr Pass Thru	5.500	03-01-18	750	756
15 Yr Pass Thru	5.500	11-01-18	2,478	2,523
15 Yr Pass Thru	5.500	01-01-21	34,138	35,743
15 Yr Pass Thru	5.500	11-01-21	2,590	2,663
15 Yr Pass Thru	6.000	07-01-21	2,790	2,954
15 Yr Pass Thru	6.000	08-01-21	1,546	1,634
15 Yr Pass Thru	6.000	08-01-21	1,993	2,104
15 Yr Pass Thru	6.000	10-01-21	8,123	8,628
15 Yr Pass Thru	6.000	10-01-21	4,227	4,480
15 Yr Pass Thru	6.000	11-01-21	1,149	1,226
15 Yr Pass Thru	6.000	08-01-22	804	854
30 Yr Pass Thru	3.000	12-01-42	114,030	116,210
30 Yr Pass Thru	3.000	12-01-42	66,358	66,963
30 Yr Pass Thru	3.000	01-01-43	546,634	556,061
30 Yr Pass Thru	3.000	02-01-43	26,266	26,506
30 Yr Pass Thru	3.000	03-01-43	19,267	19,443
30 Yr Pass Thru	3.000	04-01-43	63,004	63,578
30 Yr Pass Thru	3.000	06-01-43	33,099	33,400
30 Yr Pass Thru	3.000	09-01-43	59,873	60,419
30 Yr Pass Thru	3.000	11-01-46	289,714	293,941
30 Yr Pass Thru	3.000	11-01-46	677,043	686,921
30 Yr Pass Thru	3.500	09-01-42	528,614	550,594
30 Yr Pass Thru	3.500	11-01-42	186,646	194,407
30 Yr Pass Thru	3.500	01-01-44	131,290	136,750
30 Yr Pass Thru	3.500	03-01-46	405,204	422,433
30 Yr Pass Thru	3.500	05-01-46	278,473	288,660
30 Yr Pass Thru	4.000	10-01-40	10,062	10,708
30 Yr Pass Thru	4.000	10-01-40	3,017	3,210
30 Yr Pass Thru	4.000	11-01-40	6,105	6,497
30 Yr Pass Thru	4.000	11-01-40	52,382	55,742
30 Yr Pass Thru	4.000	12-01-40	50,421	53,868
30 Yr Pass Thru	4.000	12-01-40	144,170	153,283
30 Yr Pass Thru	4.000	02-01-41	7,881	8,389
30 Yr Pass Thru	4.000	02-01-41	134,333	142,824

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       3

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	4.000	04-01-41	128,314	$136,424
30 Yr Pass Thru	4.000	12-01-41	118,335	125,666
30 Yr Pass Thru	4.500	12-01-39	12,876	13,954
30 Yr Pass Thru	4.500	12-01-39	386,113	418,444
30 Yr Pass Thru	4.500	05-01-40	10,865	11,761
30 Yr Pass Thru	4.500	03-01-41	3,609	3,905
30 Yr Pass Thru	4.500	04-01-41	191,943	207,715
30 Yr Pass Thru	5.000	11-01-33	3,897	4,302
30 Yr Pass Thru	5.000	11-01-33	6,630	7,314
30 Yr Pass Thru	5.000	12-01-35	42,518	46,729
30 Yr Pass Thru	5.000	04-01-40	93,630	102,718
30 Yr Pass Thru	5.500	10-01-38	130,528	145,069
30 Yr Pass Thru	6.000	12-01-28	1,858	2,077
30 Yr Pass Thru	6.000	10-01-32	1,309	1,489
30 Yr Pass Thru	6.000	12-01-33	26,397	29,969
30 Yr Pass Thru	6.000	12-01-33	1,644	1,880
30 Yr Pass Thru	6.000	09-01-34	603	688
30 Yr Pass Thru	6.000	02-01-35	9,612	10,974
30 Yr Pass Thru	6.000	09-01-35	3,431	3,904
30 Yr Pass Thru	6.500	12-01-23	33	37
30 Yr Pass Thru	6.500	02-01-24	789	872
30 Yr Pass Thru	6.500	05-01-24	1,317	1,450
30 Yr Pass Thru	6.500	05-01-24	188	207
30 Yr Pass Thru	6.500	04-01-31	4,832	5,551
30 Yr Pass Thru	6.500	11-01-33	6,750	7,810
30 Yr Pass Thru	7.000	02-01-24	696	772
30 Yr Pass Thru	7.000	12-01-24	70	78
30 Yr Pass Thru	7.000	04-01-32	56,502	66,231
30 Yr Pass Thru	7.000	06-01-32	906	1,074
30 Yr Pass Thru	7.000	06-01-32	398	472
30 Yr Pass Thru	7.500	05-01-24	30	34
30 Yr Pass Thru	7.500	05-01-24	108	122
30 Yr Pass Thru	7.500	05-01-24	340	379
30 Yr Pass Thru	7.500	06-01-24	152	171
30 Yr Pass Thru (1 Year CMT + 2.250%) (P)	2.944	10-01-36	15,251	16,154
30 Yr Pass Thru (12 month LIBOR + 1.770%) (P)	3.398	02-01-37	10,931	11,517
30 Yr Pass Thru (12 month LIBOR + 1.591%) (P)	2.841	09-01-35	9,532	10,002
30 Yr Pass Thru (12 month LIBOR + 1.625%) (P)	3.416	06-01-38	13,571	14,203
30 Yr Pass Thru (12 month LIBOR + 1.723%) (P)	3.348	01-01-36	871	909

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       4

	Rate (%)	Maturity date		Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru (12 month LIBOR + 1.725%) (P)	3.507	07-01-35		9,004	$9,369
30 Yr Pass Thru (12 month LIBOR + 1.726%) (P)	3.483	07-01-35		13,087	13,728
30 Yr Pass Thru (12 month LIBOR + 1.733%) (P)	3.358	02-01-37		19,913	20,949
30 Yr Pass Thru (12 month LIBOR + 1.775%) (P)	3.540	05-01-37		13,638	14,296
30 Yr Pass Thru (12 month LIBOR + 1.783%) (P)	3.226	03-01-36		6,532	6,884
30 Yr Pass Thru (12 month LIBOR + 1.785%) (P)	3.035	09-01-32		778	819
30 Yr Pass Thru (12 month LIBOR + 1.802%) (P)	3.369	01-01-37		4,984	5,255
30 Yr Pass Thru (12 month LIBOR + 1.900%) (P)	3.400	11-01-35		2,334	2,469
30 Yr Pass Thru (12 month LIBOR + 1.966%) (P)	3.487	11-01-36		11,353	12,013
30 Yr Pass Thru (12 month LIBOR + 2.009%) (P)	3.553	12-01-36		4,532	4,800
30 Yr Pass Thru (12 month LIBOR + 2.167%) (P)	3.789	02-01-37		19,917	21,147
Federal National Mortgage Association
15 Yr Pass Thru	2.500	05-01-30		238,831	243,380
15 Yr Pass Thru	2.500	10-01-31		220,148	223,516
15 Yr Pass Thru	2.500	05-01-32		469,764	477,097
15 Yr Pass Thru (C)	3.000		TBA	4,765,000	4,919,706
15 Yr Pass Thru	3.000	01-01-27		130,923	135,332
15 Yr Pass Thru	3.000	11-01-27		118,369	122,485
15 Yr Pass Thru	3.000	11-01-28		38,717	40,124
15 Yr Pass Thru	3.000	11-01-29		29,513	30,572
15 Yr Pass Thru	3.000	10-01-30		341,846	353,786
15 Yr Pass Thru	3.000	08-01-32		694,106	717,266
15 Yr Pass Thru	3.500	01-01-26		72,401	75,766
15 Yr Pass Thru	3.500	01-01-26		5,308	5,555
15 Yr Pass Thru	3.500	03-01-26		2,370	2,480
15 Yr Pass Thru	3.500	03-01-26		78,931	82,600
15 Yr Pass Thru	3.500	12-01-26		22,010	23,033
15 Yr Pass Thru	3.500	02-01-27		5,772	6,040
15 Yr Pass Thru	4.000	03-01-25		134,543	142,027
15 Yr Pass Thru	4.000	05-01-25		15,094	15,894
15 Yr Pass Thru	4.000	07-01-25		6,501	6,871
15 Yr Pass Thru	4.000	01-01-26		76,330	80,811
15 Yr Pass Thru	4.000	10-01-26		35,062	37,186
15 Yr Pass Thru	4.000	12-01-26		134,234	142,114
15 Yr Pass Thru	4.000	02-01-27		105,150	111,323

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       5

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
15 Yr Pass Thru	4.500	05-01-19	6,580	$6,698
15 Yr Pass Thru	4.500	11-01-19	4,071	4,144
15 Yr Pass Thru	4.500	11-01-19	42,562	43,640
15 Yr Pass Thru	4.500	07-01-20	12,641	12,880
15 Yr Pass Thru	4.500	11-01-20	17,849	18,350
15 Yr Pass Thru	4.500	09-01-24	10,079	10,653
15 Yr Pass Thru	4.500	10-01-24	25,789	27,336
15 Yr Pass Thru	4.500	11-01-24	5,853	6,192
15 Yr Pass Thru	4.500	12-01-24	4,482	4,739
15 Yr Pass Thru	4.500	01-01-25	25,504	26,964
15 Yr Pass Thru	4.500	03-01-25	69,001	73,076
15 Yr Pass Thru	4.500	09-01-25	65,086	69,370
15 Yr Pass Thru	4.500	10-01-26	39,976	42,236
15 Yr Pass Thru	5.000	05-01-18	1,980	1,998
15 Yr Pass Thru	5.000	11-01-18	767	780
15 Yr Pass Thru	5.000	12-01-18	2,355	2,392
15 Yr Pass Thru	5.000	04-01-19	1,567	1,594
15 Yr Pass Thru	5.000	05-01-19	12,502	12,776
15 Yr Pass Thru	5.000	10-01-19	11,778	12,095
15 Yr Pass Thru	5.000	01-01-20	3,671	3,777
15 Yr Pass Thru	5.000	05-01-20	14,164	14,640
15 Yr Pass Thru	5.000	06-01-20	16,475	17,046
15 Yr Pass Thru	5.000	12-01-20	11,032	11,400
15 Yr Pass Thru	5.000	02-01-22	613	643
15 Yr Pass Thru	5.000	09-01-22	16,463	17,100
15 Yr Pass Thru	5.000	03-01-23	3,974	4,180
15 Yr Pass Thru	5.000	05-01-23	5,735	6,022
15 Yr Pass Thru	5.000	09-01-23	16,797	17,828
15 Yr Pass Thru	5.000	09-01-23	1,785	1,861
15 Yr Pass Thru	5.000	01-01-24	58,318	61,591
15 Yr Pass Thru	5.000	09-01-25	38,723	40,563
15 Yr Pass Thru	5.500	09-01-17	2	2
15 Yr Pass Thru	5.500	03-01-18	129	130
15 Yr Pass Thru	5.500	05-01-18	171	173
15 Yr Pass Thru	5.500	06-01-18	367	369
15 Yr Pass Thru	5.500	10-01-18	505	513
15 Yr Pass Thru	5.500	10-01-18	342	348
15 Yr Pass Thru	5.500	12-01-18	686	696
15 Yr Pass Thru	5.500	02-01-19	1,570	1,604
15 Yr Pass Thru	5.500	02-01-19	2,870	2,928
15 Yr Pass Thru	5.500	03-01-19	271	278
15 Yr Pass Thru	5.500	07-01-19	1,123	1,155
15 Yr Pass Thru	5.500	08-01-19	1,053	1,082
15 Yr Pass Thru	5.500	08-01-19	1,264	1,299

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       6

	Rate (%)	Maturity date		Par value^	Value
U.S. Government Agency (continued)
15 Yr Pass Thru	5.500	09-01-19		684	$706
15 Yr Pass Thru	5.500	10-01-19		1,240	1,281
15 Yr Pass Thru	5.500	06-01-20		4,522	4,682
15 Yr Pass Thru	5.500	07-01-20		4,168	4,311
15 Yr Pass Thru	5.500	05-01-21		12,242	12,872
15 Yr Pass Thru	5.500	01-01-22		440	463
15 Yr Pass Thru	5.500	05-01-22		1,809	1,918
15 Yr Pass Thru	5.500	06-01-22		5,054	5,354
15 Yr Pass Thru	5.500	10-01-22		1,778	1,891
15 Yr Pass Thru	5.500	05-01-23		2,855	3,055
15 Yr Pass Thru	5.500	01-01-25		26,452	27,867
15 Yr Pass Thru	6.000	03-01-21		14,960	15,696
15 Yr Pass Thru	6.000	10-01-21		34,630	36,758
15 Yr Pass Thru	6.000	11-01-21		2,538	2,709
15 Yr Pass Thru	6.000	01-01-22		3,381	3,600
15 Yr Pass Thru	6.000	09-01-22		10,062	10,837
15 Yr Pass Thru	6.000	02-01-23		30,330	32,403
15 Yr Pass Thru	6.000	03-01-23		2,591	2,771
20 Yr Pass Thru	3.000	11-01-36		339,073	348,735
20 Yr Pass Thru	3.000	11-01-36		294,212	302,411
20 Yr Pass Thru	3.000	11-01-36		22,583	23,227
30 Yr Pass Thru (C)	2.500		TBA	2,185,000	2,140,834
30 Yr Pass Thru	2.500	02-01-43		167,339	164,839
30 Yr Pass Thru	2.500	03-01-43		43,116	42,471
30 Yr Pass Thru	3.000	10-01-28		197,412	204,183
30 Yr Pass Thru	3.000	04-01-33		8,557	8,744
30 Yr Pass Thru	3.000	06-01-33		19,276	19,698
30 Yr Pass Thru	3.000	12-01-36		25,182	25,899
30 Yr Pass Thru	3.000	10-01-42		106,508	108,644
30 Yr Pass Thru	3.000	10-01-42		306,373	311,896
30 Yr Pass Thru	3.000	11-01-42		34,127	34,742
30 Yr Pass Thru	3.000	11-01-42		298,231	301,044
30 Yr Pass Thru	3.000	01-01-43		879,538	894,705
30 Yr Pass Thru	3.000	02-01-43		1,759,558	1,776,155
30 Yr Pass Thru	3.000	02-01-43		566,885	577,281
30 Yr Pass Thru	3.000	02-01-43		33,799	34,117
30 Yr Pass Thru	3.000	02-01-43		50,942	51,422
30 Yr Pass Thru	3.000	03-01-43		16,561	16,717
30 Yr Pass Thru	3.000	03-01-43		27,075	27,330
30 Yr Pass Thru	3.000	03-01-43		174,583	176,230
30 Yr Pass Thru	3.000	03-01-43		69,315	69,968
30 Yr Pass Thru	3.000	05-01-43		69,691	70,348
30 Yr Pass Thru	3.000	08-01-43		45,365	45,793
30 Yr Pass Thru	3.000	08-01-43		75,594	76,307

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       7

	Rate (%)	Maturity date		Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	3.000	02-01-44		15,249	$15,393
30 Yr Pass Thru	3.000	09-01-44		22,258	22,468
30 Yr Pass Thru	3.000	04-01-45		23,840	24,065
30 Yr Pass Thru	3.000	08-01-46		557,283	566,023
30 Yr Pass Thru	3.000	08-01-46		23,143	23,362
30 Yr Pass Thru	3.000	09-01-46		38,214	38,575
30 Yr Pass Thru	3.000	10-01-46		874,081	886,423
30 Yr Pass Thru	3.000	10-01-46		236,959	240,305
30 Yr Pass Thru	3.000	10-01-46		350,608	355,339
30 Yr Pass Thru	3.000	11-01-46		74,361	75,445
30 Yr Pass Thru	3.000	11-01-46		109,663	111,263
30 Yr Pass Thru	3.000	11-01-46		49,964	50,692
30 Yr Pass Thru	3.000	11-01-46		240,115	243,618
30 Yr Pass Thru	3.000	11-01-46		312,254	316,663
30 Yr Pass Thru	3.000	11-01-46		2,052,117	2,076,374
30 Yr Pass Thru	3.000	11-01-46		962,539	976,130
30 Yr Pass Thru	3.000	11-01-46		204,204	207,087
30 Yr Pass Thru	3.000	11-01-46		252,158	255,560
30 Yr Pass Thru	3.000	11-01-46		154,155	156,235
30 Yr Pass Thru	3.000	12-01-46		59,298	60,163
30 Yr Pass Thru	3.000	12-01-46		348,066	353,144
30 Yr Pass Thru	3.000	12-01-46		230,760	234,018
30 Yr Pass Thru	3.000	12-01-46		347,621	353,181
30 Yr Pass Thru	3.000	12-01-46		210,849	213,826
30 Yr Pass Thru	3.000	01-01-47		134,655	136,620
30 Yr Pass Thru (C)	3.500		TBA	95,000	98,427
30 Yr Pass Thru	3.500	05-01-42		30,272	31,588
30 Yr Pass Thru	3.500	06-01-42		39,663	41,202
30 Yr Pass Thru	3.500	06-01-42		56,460	58,651
30 Yr Pass Thru	3.500	07-01-42		50,196	52,144
30 Yr Pass Thru	3.500	08-01-42		98,409	102,228
30 Yr Pass Thru	3.500	12-01-42		172,303	179,043
30 Yr Pass Thru	3.500	01-01-43		150,947	156,852
30 Yr Pass Thru	3.500	01-01-43		1,091,862	1,134,576
30 Yr Pass Thru	3.500	03-01-43		803,582	835,019
30 Yr Pass Thru	3.500	04-01-43		24,368	25,375
30 Yr Pass Thru	3.500	06-01-43		28,577	29,847
30 Yr Pass Thru	3.500	06-01-43		109,903	114,203
30 Yr Pass Thru	3.500	07-01-43		29,412	30,599
30 Yr Pass Thru	3.500	07-01-43		101,038	105,527
30 Yr Pass Thru	3.500	08-01-43		32,636	33,954
30 Yr Pass Thru	3.500	09-01-43		99,147	103,490
30 Yr Pass Thru	3.500	12-01-43		512,058	534,330
30 Yr Pass Thru	3.500	01-01-44		87,655	91,084

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       8

	Rate (%)	Maturity date		Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	3.500	03-01-44		45,832	$47,969
30 Yr Pass Thru	3.500	07-01-44		34,121	35,530
30 Yr Pass Thru	3.500	12-01-44		224,385	233,163
30 Yr Pass Thru	3.500	04-01-45		330,190	343,778
30 Yr Pass Thru	3.500	07-01-45		137,056	142,439
30 Yr Pass Thru	3.500	11-01-45		410,095	426,010
30 Yr Pass Thru	3.500	11-01-45		1,836,618	1,903,301
30 Yr Pass Thru	3.500	12-01-45		578,989	600,011
30 Yr Pass Thru	3.500	12-01-45		124,554	129,076
30 Yr Pass Thru	3.500	01-01-46		246,912	256,919
30 Yr Pass Thru	3.500	01-01-46		43,538	45,303
30 Yr Pass Thru	3.500	01-01-46		163,814	169,762
30 Yr Pass Thru	3.500	01-01-46		305,451	316,542
30 Yr Pass Thru	3.500	04-01-46		971,821	1,007,106
30 Yr Pass Thru	3.500	05-01-46		422,384	437,720
30 Yr Pass Thru	3.500	06-01-46		178,633	186,291
30 Yr Pass Thru	3.500	08-01-46		385,899	400,152
30 Yr Pass Thru	3.500	10-01-46		170,042	176,243
30 Yr Pass Thru	3.500	12-01-46		330,094	342,131
30 Yr Pass Thru	3.500	01-01-47		391,836	406,124
30 Yr Pass Thru	3.500	04-01-47		145,677	151,001
30 Yr Pass Thru	3.500	07-01-47		1,011,710	1,049,708
30 Yr Pass Thru (C)	4.000		TBA	1,495,000	1,579,507
30 Yr Pass Thru	4.000	11-01-40		13,730	14,607
30 Yr Pass Thru	4.000	11-01-40		2,041	2,171
30 Yr Pass Thru	4.000	12-01-40		1,957	2,082
30 Yr Pass Thru	4.000	01-01-41		151,217	160,740
30 Yr Pass Thru	4.000	02-01-41		28,781	30,594
30 Yr Pass Thru	4.000	02-01-41		21,458	22,829
30 Yr Pass Thru	4.000	02-01-41		1,362	1,448
30 Yr Pass Thru	4.000	02-01-41		174,801	185,808
30 Yr Pass Thru	4.000	03-01-41		11,691	12,427
30 Yr Pass Thru	4.000	03-01-41		17,776	18,895
30 Yr Pass Thru	4.000	09-01-41		1,295	1,376
30 Yr Pass Thru	4.000	10-01-41		479,049	509,216
30 Yr Pass Thru	4.000	11-01-41		29,389	31,203
30 Yr Pass Thru	4.000	01-01-42		387,192	411,090
30 Yr Pass Thru	4.000	02-01-42		128,334	136,255
30 Yr Pass Thru	4.000	08-01-42		395,502	419,913
30 Yr Pass Thru	4.000	09-01-43		440,725	467,515
30 Yr Pass Thru	4.000	09-01-45		25,146	26,572
30 Yr Pass Thru	4.000	10-01-45		137,437	145,190
30 Yr Pass Thru	4.000	12-01-45		766,134	810,428
30 Yr Pass Thru	4.000	12-01-45		229,885	244,289

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       9

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	4.000	12-01-45	244,504	$260,130
30 Yr Pass Thru	4.000	12-01-45	28,554	30,174
30 Yr Pass Thru	4.000	09-01-46	21,914	23,157
30 Yr Pass Thru	4.000	04-01-47	176,209	186,245
30 Yr Pass Thru	4.000	05-01-47	245,643	259,634
30 Yr Pass Thru	4.000	08-01-47	335,000	354,604
30 Yr Pass Thru	4.500	02-01-41	986,450	1,067,895
30 Yr Pass Thru	4.500	04-01-42	77,052	83,318
30 Yr Pass Thru	4.500	04-01-47	439,661	473,762
30 Yr Pass Thru	5.000	07-01-33	17,899	19,678
30 Yr Pass Thru	5.000	02-01-34	30,843	33,916
30 Yr Pass Thru	5.000	03-01-34	29,703	32,662
30 Yr Pass Thru	5.000	03-01-34	84,213	92,649
30 Yr Pass Thru	5.000	10-01-34	93,230	102,467
30 Yr Pass Thru	5.000	04-01-35	7,822	8,608
30 Yr Pass Thru	5.000	04-01-35	51,185	56,319
30 Yr Pass Thru	5.000	06-01-35	37,612	41,404
30 Yr Pass Thru	5.000	06-01-35	5,243	5,765
30 Yr Pass Thru	5.000	07-01-35	101,577	111,801
30 Yr Pass Thru	5.000	07-01-35	11,585	12,752
30 Yr Pass Thru	5.000	07-01-35	198,484	219,529
30 Yr Pass Thru	5.000	08-01-35	54,965	60,539
30 Yr Pass Thru	5.000	10-01-35	7,309	8,052
30 Yr Pass Thru	5.000	11-01-35	110,923	122,200
30 Yr Pass Thru	5.000	01-01-36	41,478	45,717
30 Yr Pass Thru	5.000	03-01-36	81,221	89,490
30 Yr Pass Thru	5.000	07-01-37	38,032	41,805
30 Yr Pass Thru	5.000	07-01-37	13,177	14,489
30 Yr Pass Thru	5.000	12-01-39	52,886	58,197
30 Yr Pass Thru	5.000	06-01-40	165,441	182,236
30 Yr Pass Thru	5.000	06-01-40	33,221	36,557
30 Yr Pass Thru	5.000	06-01-40	98,722	108,636
30 Yr Pass Thru	5.500	04-01-35	5,966	6,629
30 Yr Pass Thru	5.500	11-01-35	113,288	125,779
30 Yr Pass Thru	5.500	12-01-35	73,487	81,528
30 Yr Pass Thru	5.500	01-01-36	111,007	123,306
30 Yr Pass Thru	5.500	01-01-36	24,250	27,122
30 Yr Pass Thru	5.500	04-01-36	38,642	43,688
30 Yr Pass Thru	5.500	06-01-36	99,630	110,501
30 Yr Pass Thru	5.500	10-01-36	56,152	62,453
30 Yr Pass Thru	5.500	08-01-37	43,125	47,838
30 Yr Pass Thru	5.500	08-01-37	1,659	1,844
30 Yr Pass Thru	5.500	08-01-37	26,053	28,896
30 Yr Pass Thru	5.500	08-01-37	46,761	51,907

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       10

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	5.500	02-01-38	89,392	$99,215
30 Yr Pass Thru	5.500	02-01-38	11,805	13,101
30 Yr Pass Thru	5.500	06-01-38	25,234	28,066
30 Yr Pass Thru	5.500	12-01-38	116,828	129,664
30 Yr Pass Thru	5.500	12-01-38	16,009	17,783
30 Yr Pass Thru	5.500	11-01-39	18,508	20,458
30 Yr Pass Thru	5.500	12-01-39	8,872	9,807
30 Yr Pass Thru	5.500	03-01-40	16,906	18,752
30 Yr Pass Thru	6.000	11-01-32	24,979	28,353
30 Yr Pass Thru	6.000	03-01-33	25,039	28,517
30 Yr Pass Thru	6.000	04-01-33	27,384	31,189
30 Yr Pass Thru	6.000	01-01-34	1,002	1,147
30 Yr Pass Thru	6.000	02-01-34	69,918	79,567
30 Yr Pass Thru	6.000	02-01-34	10,178	11,577
30 Yr Pass Thru	6.000	03-01-34	16,315	18,552
30 Yr Pass Thru	6.000	08-01-34	36,608	41,719
30 Yr Pass Thru	6.000	11-01-34	1,926	2,200
30 Yr Pass Thru	6.000	11-01-34	20,371	23,278
30 Yr Pass Thru	6.000	12-01-34	648	740
30 Yr Pass Thru	6.000	04-01-35	22,266	25,445
30 Yr Pass Thru	6.000	05-01-35	3,073	3,525
30 Yr Pass Thru	6.000	12-01-35	17,337	19,862
30 Yr Pass Thru	6.000	03-01-36	6,090	6,988
30 Yr Pass Thru	6.000	11-01-36	42,614	48,902
30 Yr Pass Thru	6.000	02-01-37	3,461	3,969
30 Yr Pass Thru	6.000	02-01-37	22,338	25,633
30 Yr Pass Thru	6.000	03-01-37	17,114	19,637
30 Yr Pass Thru	6.000	08-01-37	155,451	177,249
30 Yr Pass Thru	6.000	10-01-37	2,851	3,248
30 Yr Pass Thru	6.000	03-01-38	41,983	48,139
30 Yr Pass Thru	6.000	05-01-38	850	969
30 Yr Pass Thru	6.000	08-01-38	12,162	13,968
30 Yr Pass Thru	6.000	09-01-38	78,350	90,073
30 Yr Pass Thru	6.000	10-01-38	2,565	2,938
30 Yr Pass Thru	6.000	10-01-38	27,893	31,918
30 Yr Pass Thru	6.000	07-01-39	62,351	71,539
30 Yr Pass Thru	6.000	09-01-39	59,199	67,569
30 Yr Pass Thru	6.000	04-01-40	15,992	18,247
30 Yr Pass Thru	6.000	10-01-40	40,640	46,453
30 Yr Pass Thru	6.500	07-01-32	80,514	93,390
30 Yr Pass Thru	6.500	07-01-32	4,521	5,242
30 Yr Pass Thru	6.500	07-01-32	6,835	7,967
30 Yr Pass Thru	6.500	09-01-32	407	470
30 Yr Pass Thru	6.500	12-01-32	6,432	7,459

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       11

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	6.500	10-01-35	113,779	$131,802
30 Yr Pass Thru	6.500	03-01-36	90,526	106,116
30 Yr Pass Thru	6.500	05-01-36	1,943	2,239
30 Yr Pass Thru	6.500	07-01-36	26,937	30,547
30 Yr Pass Thru	6.500	04-01-38	2,015	2,393
30 Yr Pass Thru	6.500	08-01-38	29,455	34,416
30 Yr Pass Thru	6.500	05-01-40	7,852	9,098
30 Yr Pass Thru	6.500	05-01-40	6,913	8,001
30 Yr Pass Thru	7.000	12-01-29	515	606
30 Yr Pass Thru	7.000	02-01-30	75	86
30 Yr Pass Thru	7.000	04-01-37	9,725	11,372
30 Yr Pass Thru	7.125	01-15-30	365,000	541,703
30 Yr Pass Thru (12 month LIBOR + 1.340%) (P)	2.965	12-01-35	4,649	4,815
30 Yr Pass Thru (12 month LIBOR + 1.546%) (P)	3.251	07-01-35	9,900	10,371
30 Yr Pass Thru (12 month LIBOR + 1.603%) (P)	3.083	12-01-35	4,379	4,596
30 Yr Pass Thru (12 month LIBOR + 1.634%) (P)	2.994	09-01-35	49,030	51,586
30 Yr Pass Thru (12 month LIBOR + 1.655%) (P)	3.314	08-01-37	24,658	25,957
30 Yr Pass Thru (12 month LIBOR + 1.728%) (P)	3.468	08-01-36	41,684	43,709
30 Yr Pass Thru (12 month LIBOR + 1.750%) (P)	3.500	09-01-36	184	192
30 Yr Pass Thru (12 month LIBOR + 1.770%) (P)	3.395	12-01-35	2,391	2,520
30 Yr Pass Thru (12 month LIBOR + 1.840%) (P)	3.604	05-01-38	10,859	11,409
30 Yr Pass Thru (12 month LIBOR + 1.892%) (P)	3.461	12-01-35	1,561	1,656
30 Yr Pass Thru (6 month LIBOR + 1.363%) (P)	2.738	10-01-33	19,390	20,082
30 Yr Pass Thru (COFI + 1.250%) (P)	2.218	07-01-27	136	137
30 Yr Pass Thru (COFI + 1.250%) (P)	5.689	01-01-19	53	53
Note	1.500	07-30-20	290,000	289,814
Government National Mortgage Association
15 Yr Pass Thru	5.000	02-15-18	56	57
15 Yr Pass Thru	5.000	06-15-18	210	212
15 Yr Pass Thru	5.000	06-15-18	106	107
15 Yr Pass Thru	5.000	06-15-18	663	670
15 Yr Pass Thru	5.000	07-15-18	272	275
15 Yr Pass Thru	5.000	07-15-18	222	224
15 Yr Pass Thru	5.000	07-15-18	158	159
15 Yr Pass Thru	5.000	07-15-18	1,833	1,853

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       12

	Rate (%)	Maturity date		Par value^	Value
U.S. Government Agency (continued)
15 Yr Pass Thru	5.000	07-15-18		986	$997
15 Yr Pass Thru	5.000	08-15-18		760	769
15 Yr Pass Thru	5.000	02-15-19		3,755	3,826
15 Yr Pass Thru	5.000	06-15-20		1,249	1,294
15 Yr Pass Thru	5.000	06-15-20		5,538	5,726
15 Yr Pass Thru	6.000	09-15-17		20	20
15 Yr Pass Thru	6.000	09-15-17		17	17
15 Yr Pass Thru	6.000	09-15-17		18	18
15 Yr Pass Thru	6.000	10-15-17		29	29
15 Yr Pass Thru	6.000	10-15-17		42	42
15 Yr Pass Thru	6.000	11-15-17		18	18
15 Yr Pass Thru	6.000	11-15-17		66	66
15 Yr Pass Thru	6.000	11-15-17		29	29
15 Yr Pass Thru	6.000	11-15-17		76	77
15 Yr Pass Thru	6.000	11-15-17		121	121
15 Yr Pass Thru	6.000	12-15-17		38	38
15 Yr Pass Thru	6.000	01-15-18		133	133
15 Yr Pass Thru	6.000	01-15-18		145	145
15 Yr Pass Thru	6.000	01-15-18		203	205
15 Yr Pass Thru	6.000	01-15-18		195	197
15 Yr Pass Thru	6.000	02-15-18		2,285	2,300
15 Yr Pass Thru	6.000	02-15-18		48	48
15 Yr Pass Thru	6.000	02-15-18		57	57
15 Yr Pass Thru	6.000	08-20-18		332	337
15 Yr Pass Thru	6.000	07-20-19		968	999
15 Yr Pass Thru	6.000	08-20-19		637	656
15 Yr Pass Thru	6.000	10-20-19		152	155
15 Yr Pass Thru	6.000	10-20-20		4,313	4,520
30 Yr Pass Thru	2.500	01-20-45		348,535	346,012
30 Yr Pass Thru	2.500	11-20-42		37,274	36,958
30 Yr Pass Thru	2.500	12-15-42		56,482	56,007
30 Yr Pass Thru	2.500	01-20-43		1,024,414	1,015,717
30 Yr Pass Thru	2.500	02-15-43		112,979	112,028
30 Yr Pass Thru	2.500	02-20-43		602,180	597,068
30 Yr Pass Thru	2.500	03-20-43		27,682	27,447
30 Yr Pass Thru	2.500	05-20-43		47,620	47,215
30 Yr Pass Thru	2.500	06-20-43		70,459	69,861
30 Yr Pass Thru (C)	3.000		TBA	8,285,000	8,456,330
30 Yr Pass Thru	3.000	07-20-42		1,054,600	1,079,786
30 Yr Pass Thru	3.000	08-15-42		39,025	40,033
30 Yr Pass Thru	3.000	09-15-42		1,125,595	1,154,676
30 Yr Pass Thru	3.000	10-15-42		19,655	20,163
30 Yr Pass Thru	3.000	10-20-42		41,700	42,852
30 Yr Pass Thru	3.000	11-15-42		116,463	119,472

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       13

	Rate (%)	Maturity date		Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	3.000	12-15-42		10,916	$11,199
30 Yr Pass Thru	3.000	12-20-42		827,928	850,806
30 Yr Pass Thru	3.000	01-20-43		81,376	83,625
30 Yr Pass Thru	3.000	02-20-43		784,678	806,361
30 Yr Pass Thru	3.000	03-20-43		898,478	922,183
30 Yr Pass Thru	3.000	03-20-43		148,518	152,622
30 Yr Pass Thru	3.000	04-15-43		408,333	418,883
30 Yr Pass Thru	3.000	05-15-43		62,034	63,636
30 Yr Pass Thru	3.000	06-15-43		13,513	13,862
30 Yr Pass Thru	3.000	06-15-43		21,114	21,660
30 Yr Pass Thru	3.000	09-20-43		65,711	67,403
30 Yr Pass Thru	3.000	09-20-44		353,699	361,925
30 Yr Pass Thru	3.000	03-15-45		351,571	359,446
30 Yr Pass Thru	3.000	06-15-45		789,032	806,704
30 Yr Pass Thru	3.000	06-15-45		498,102	509,259
30 Yr Pass Thru	3.000	07-15-45		608,167	621,409
30 Yr Pass Thru	3.000	05-15-46		50,812	51,903
30 Yr Pass Thru	3.000	05-20-46		23,596	24,086
30 Yr Pass Thru	3.000	05-20-46		23,343	23,842
30 Yr Pass Thru	3.000	06-15-46		198,445	202,766
30 Yr Pass Thru	3.000	06-20-46		44,372	45,238
30 Yr Pass Thru	3.000	07-15-46		158,596	162,049
30 Yr Pass Thru	3.000	07-15-46		365,178	373,015
30 Yr Pass Thru	3.000	07-20-46		23,871	24,382
30 Yr Pass Thru	3.000	07-20-46		42,040	42,913
30 Yr Pass Thru	3.000	07-20-46		40,186	40,969
30 Yr Pass Thru	3.000	07-20-46		58,698	59,843
30 Yr Pass Thru	3.000	07-20-46		16,166	16,502
30 Yr Pass Thru	3.000	07-20-46		83,450	85,182
30 Yr Pass Thru	3.000	08-20-46		24,377	24,883
30 Yr Pass Thru	3.000	08-20-46		27,955	28,552
30 Yr Pass Thru	3.000	08-20-46		24,967	25,501
30 Yr Pass Thru	3.000	09-20-46		23,633	24,124
30 Yr Pass Thru	3.000	09-20-46		23,771	24,280
30 Yr Pass Thru	3.000	11-20-46		4,639,528	4,738,733
30 Yr Pass Thru	3.000	04-20-47		1,237,838	1,264,693
30 Yr Pass Thru (C)	3.500		TBA	6,430,000	6,705,033
30 Yr Pass Thru	3.500	09-15-41		779,236	816,502
30 Yr Pass Thru	3.500	11-15-41		578,951	607,362
30 Yr Pass Thru	3.500	11-20-41		39,339	41,259
30 Yr Pass Thru	3.500	01-15-42		53,769	56,407
30 Yr Pass Thru	3.500	01-15-42		556,936	584,267
30 Yr Pass Thru	3.500	05-20-42		104,384	109,478
30 Yr Pass Thru	3.500	05-20-42		247,187	259,250

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       14

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	3.500	06-20-42	1,189,124	$1,247,153
30 Yr Pass Thru	3.500	06-20-42	599,404	628,655
30 Yr Pass Thru	3.500	07-15-42	41,239	43,262
30 Yr Pass Thru	3.500	08-20-42	321,058	336,324
30 Yr Pass Thru	3.500	08-20-42	104,151	109,234
30 Yr Pass Thru	3.500	09-20-42	361,799	379,455
30 Yr Pass Thru	3.500	10-20-42	649,882	681,596
30 Yr Pass Thru	3.500	11-20-42	10,875	11,379
30 Yr Pass Thru	3.500	11-20-42	64,897	68,064
30 Yr Pass Thru	3.500	12-20-42	78,970	82,824
30 Yr Pass Thru	3.500	02-20-43	230,521	241,050
30 Yr Pass Thru	3.500	03-20-43	1,100,609	1,150,879
30 Yr Pass Thru	3.500	03-20-43	137,748	144,125
30 Yr Pass Thru	3.500	04-20-43	23,594	24,746
30 Yr Pass Thru	3.500	05-20-43	461,941	483,906
30 Yr Pass Thru	3.500	06-20-43	603,670	629,356
30 Yr Pass Thru	3.500	07-20-43	155,381	162,478
30 Yr Pass Thru	3.500	09-20-43	387,544	405,245
30 Yr Pass Thru	3.500	10-15-43	29,340	30,697
30 Yr Pass Thru	3.500	01-20-44	51,087	53,228
30 Yr Pass Thru	3.500	08-20-44	84,035	87,559
30 Yr Pass Thru	3.500	09-20-44	67,371	70,195
30 Yr Pass Thru	3.500	10-20-44	25,258	26,581
30 Yr Pass Thru	3.500	10-20-44	31,794	33,291
30 Yr Pass Thru	3.500	11-20-44	144,097	150,436
30 Yr Pass Thru	3.500	01-20-45	47,500	49,491
30 Yr Pass Thru	3.500	02-15-45	109,823	114,938
30 Yr Pass Thru	3.500	02-20-45	67,260	70,080
30 Yr Pass Thru	3.500	02-20-45	38,230	39,833
30 Yr Pass Thru	3.500	02-20-45	19,545	20,437
30 Yr Pass Thru	3.500	04-20-45	1,364,227	1,426,964
30 Yr Pass Thru	3.500	05-20-45	23,422	24,499
30 Yr Pass Thru	3.500	05-20-45	51,947	54,336
30 Yr Pass Thru	3.500	08-20-45	533,199	559,719
30 Yr Pass Thru	3.500	09-20-45	540,874	565,917
30 Yr Pass Thru	3.500	01-20-46	41,676	43,618
30 Yr Pass Thru	3.500	02-20-46	45,689	47,805
30 Yr Pass Thru	3.500	05-20-46	140,093	146,142
30 Yr Pass Thru	3.500	06-20-46	64,670	67,463
30 Yr Pass Thru	3.500	07-20-46	200,019	208,280
30 Yr Pass Thru	3.500	07-20-46	1,387,236	1,452,332
30 Yr Pass Thru	3.500	07-20-46	125,648	131,544
30 Yr Pass Thru	3.500	08-20-46	600,788	625,601
30 Yr Pass Thru	3.500	08-20-46	118,976	123,890

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       15

	Rate (%)	Maturity date		Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	3.500	08-20-46		1,319,891	$1,381,826
30 Yr Pass Thru	3.500	09-20-46		58,406	60,827
30 Yr Pass Thru	3.500	09-20-46		119,694	124,637
30 Yr Pass Thru	3.500	10-20-46		59,156	61,724
30 Yr Pass Thru	3.500	03-20-47		762,756	798,786
30 Yr Pass Thru (C)	4.000		TBA	3,030,000	3,189,138
30 Yr Pass Thru	4.000	04-20-39		3,666	3,900
30 Yr Pass Thru	4.000	06-20-39		7,163	7,619
30 Yr Pass Thru	4.000	08-20-39		6,418	6,862
30 Yr Pass Thru	4.000	09-20-39		69,196	73,986
30 Yr Pass Thru	4.000	10-20-39		2,303	2,446
30 Yr Pass Thru	4.000	11-20-39		9,050	9,612
30 Yr Pass Thru	4.000	12-20-39		9,996	10,688
30 Yr Pass Thru	4.000	01-20-40		7,851	8,394
30 Yr Pass Thru	4.000	03-20-40		11,807	12,624
30 Yr Pass Thru	4.000	05-20-40		79,474	84,975
30 Yr Pass Thru	4.000	06-20-40		39,779	42,248
30 Yr Pass Thru	4.000	08-20-40		59,459	63,574
30 Yr Pass Thru	4.000	09-15-40		44,744	47,841
30 Yr Pass Thru	4.000	09-20-40		110,626	118,284
30 Yr Pass Thru	4.000	10-20-40		430,174	459,976
30 Yr Pass Thru	4.000	11-20-40		22,877	24,462
30 Yr Pass Thru	4.000	02-15-41		18,510	19,800
30 Yr Pass Thru	4.000	02-20-41		14,006	14,971
30 Yr Pass Thru	4.000	03-15-41		26,154	27,977
30 Yr Pass Thru	4.000	03-15-41		211,074	225,619
30 Yr Pass Thru	4.000	04-20-41		13,363	14,284
30 Yr Pass Thru	4.000	05-20-41		508,207	543,414
30 Yr Pass Thru	4.000	07-15-41		45,307	48,186
30 Yr Pass Thru	4.000	07-15-41		538,023	572,207
30 Yr Pass Thru	4.000	07-15-41		63,951	68,014
30 Yr Pass Thru	4.000	10-15-41		186,467	198,314
30 Yr Pass Thru	4.000	10-20-41		191,855	204,127
30 Yr Pass Thru	4.000	07-20-42		1,027,198	1,092,904
30 Yr Pass Thru	4.000	09-20-42		19,611	20,859
30 Yr Pass Thru	4.000	11-20-42		92,156	98,051
30 Yr Pass Thru	4.000	04-20-43		154,287	164,108
30 Yr Pass Thru	4.000	07-20-43		84,763	90,185
30 Yr Pass Thru	4.000	02-20-44		739,369	786,663
30 Yr Pass Thru	4.000	05-15-44		584,137	624,993
30 Yr Pass Thru	4.000	09-20-45		137,895	142,708
30 Yr Pass Thru	4.000	09-20-45		87,968	93,375
30 Yr Pass Thru	4.000	10-20-45		801,901	850,063
30 Yr Pass Thru	4.000	11-20-45		1,779,703	1,886,592

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       16

	Rate (%)	Maturity date		Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	4.000	12-20-45		1,359,168	$1,440,800
30 Yr Pass Thru	4.000	01-20-46		73,699	78,126
30 Yr Pass Thru	4.000	05-20-46		169,260	179,425
30 Yr Pass Thru	4.000	01-20-47		646,169	681,141
30 Yr Pass Thru	4.000	02-20-47		5,492,480	5,790,604
30 Yr Pass Thru	4.000	03-20-47		583,182	614,836
30 Yr Pass Thru	4.000	04-20-47		620,352	654,508
30 Yr Pass Thru	4.000	05-20-47		1,889,407	1,995,504
30 Yr Pass Thru (C)	4.500		TBA	1,405,000	1,492,264
30 Yr Pass Thru	4.500	06-20-34		57,313	61,815
30 Yr Pass Thru	4.500	05-15-39		151,219	164,697
30 Yr Pass Thru	4.500	06-15-39		283,697	307,375
30 Yr Pass Thru	4.500	08-15-39		116,996	126,619
30 Yr Pass Thru	4.500	10-20-39		148,427	160,636
30 Yr Pass Thru	4.500	11-20-39		24,192	26,182
30 Yr Pass Thru	4.500	12-20-39		447,824	484,658
30 Yr Pass Thru	4.500	02-20-40		110,392	119,472
30 Yr Pass Thru	4.500	03-20-40		82,211	88,973
30 Yr Pass Thru	4.500	05-20-40		570,273	617,178
30 Yr Pass Thru	4.500	06-15-40		1,229,069	1,338,227
30 Yr Pass Thru	4.500	06-15-40		132,042	142,903
30 Yr Pass Thru	4.500	07-15-40		188,319	203,859
30 Yr Pass Thru	4.500	07-20-40		10,971	11,873
30 Yr Pass Thru	4.500	09-20-40		804,513	870,685
30 Yr Pass Thru	4.500	10-20-40		135,389	146,525
30 Yr Pass Thru	4.500	11-20-40		1,137,919	1,231,158
30 Yr Pass Thru	4.500	02-20-41		255,481	276,414
30 Yr Pass Thru	4.500	03-20-41		26,079	28,215
30 Yr Pass Thru	4.500	09-20-41		72,022	77,955
30 Yr Pass Thru	4.500	09-15-45		26,926	29,132
30 Yr Pass Thru	4.500	01-20-46		84,826	91,178
30 Yr Pass Thru	4.500	02-20-46		542,777	583,252
30 Yr Pass Thru	4.500	07-20-46		32,917	35,382
30 Yr Pass Thru	4.500	08-20-46		53,724	57,798
30 Yr Pass Thru	4.500	09-20-46		52,052	56,112
30 Yr Pass Thru	4.500	02-20-47		507,049	541,849
30 Yr Pass Thru	4.500	03-20-47		1,112,790	1,187,773
30 Yr Pass Thru	4.500	04-20-47		1,556,244	1,659,649
30 Yr Pass Thru	4.500	06-20-47		518,348	552,790
30 Yr Pass Thru	5.000	06-20-33		9,346	10,234
30 Yr Pass Thru	5.000	08-15-33		2,292	2,517
30 Yr Pass Thru	5.000	08-15-33		6,830	7,587
30 Yr Pass Thru	5.000	08-20-33		18,273	20,008
30 Yr Pass Thru	5.000	09-15-33		86,013	94,453

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       17

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	5.000	11-15-33	15,383	$17,084
30 Yr Pass Thru	5.000	02-15-34	19,382	21,522
30 Yr Pass Thru	5.000	04-15-34	8,681	9,651
30 Yr Pass Thru	5.000	10-15-34	2,423	2,691
30 Yr Pass Thru	5.000	12-20-34	7,773	8,517
30 Yr Pass Thru	5.000	11-15-35	30,846	33,926
30 Yr Pass Thru	5.000	12-20-35	87,170	95,674
30 Yr Pass Thru	5.000	01-20-36	24,212	26,579
30 Yr Pass Thru	5.000	05-20-36	5,558	6,104
30 Yr Pass Thru	5.000	04-20-38	37,621	41,412
30 Yr Pass Thru	5.000	10-15-39	50,535	55,768
30 Yr Pass Thru	5.000	10-20-39	583,025	638,477
30 Yr Pass Thru	5.000	11-15-39	303,330	338,246
30 Yr Pass Thru	5.000	02-20-40	8,461	9,314
30 Yr Pass Thru	5.000	05-20-40	666,499	715,337
30 Yr Pass Thru	5.000	06-15-40	326,230	362,972
30 Yr Pass Thru	5.000	06-20-40	159,966	174,737
30 Yr Pass Thru	5.000	08-20-40	77,084	84,515
30 Yr Pass Thru	5.000	09-20-40	95,070	104,647
30 Yr Pass Thru	5.000	10-20-40	19,988	22,001
30 Yr Pass Thru	5.000	03-20-41	403,948	441,247
30 Yr Pass Thru	5.000	04-20-41	145,643	160,269
30 Yr Pass Thru	5.000	08-20-42	120,890	133,073
30 Yr Pass Thru	5.000	12-20-45	389,351	417,880
30 Yr Pass Thru	5.500	02-15-29	1,409	1,568
30 Yr Pass Thru	5.500	03-15-29	2,518	2,786
30 Yr Pass Thru	5.500	10-20-32	36,035	39,992
30 Yr Pass Thru	5.500	11-20-32	2,424	2,690
30 Yr Pass Thru	5.500	12-20-32	756	840
30 Yr Pass Thru	5.500	02-20-33	321,639	357,215
30 Yr Pass Thru	5.500	04-15-33	165,407	186,629
30 Yr Pass Thru	5.500	04-20-33	1,829	2,032
30 Yr Pass Thru	5.500	05-20-33	4,787	5,319
30 Yr Pass Thru	5.500	06-20-33	3,222	3,581
30 Yr Pass Thru	5.500	07-15-33	259,772	293,603
30 Yr Pass Thru	5.500	07-15-33	23,713	26,801
30 Yr Pass Thru	5.500	07-20-33	208,218	231,349
30 Yr Pass Thru	5.500	08-20-33	4,488	4,988
30 Yr Pass Thru	5.500	09-15-33	45,914	51,493
30 Yr Pass Thru	5.500	09-20-33	16,475	18,315
30 Yr Pass Thru	5.500	10-20-33	2,045	2,274
30 Yr Pass Thru	5.500	11-20-33	5,881	6,539
30 Yr Pass Thru	5.500	12-15-33	205,065	232,004
30 Yr Pass Thru	5.500	12-15-33	16,033	18,102

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       18

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	5.500	12-20-33	2,387	$2,655
30 Yr Pass Thru	5.500	02-20-34	8,915	9,917
30 Yr Pass Thru	5.500	04-20-34	3,253	3,619
30 Yr Pass Thru	5.500	05-20-34	36,557	40,626
30 Yr Pass Thru	5.500	07-20-34	40,183	44,656
30 Yr Pass Thru	5.500	10-20-34	107,255	119,322
30 Yr Pass Thru	5.500	02-20-35	32,775	36,482
30 Yr Pass Thru	5.500	05-20-35	2,047	2,281
30 Yr Pass Thru	5.500	07-20-35	90,104	100,400
30 Yr Pass Thru	5.500	08-20-35	25,943	28,910
30 Yr Pass Thru	5.500	10-20-35	1,930	2,151
30 Yr Pass Thru	5.500	01-20-36	280,157	312,489
30 Yr Pass Thru	5.500	02-20-36	1,449	1,616
30 Yr Pass Thru	5.500	04-20-36	21,005	23,441
30 Yr Pass Thru	5.500	10-15-38	178,192	201,400
30 Yr Pass Thru	5.500	01-20-40	257,477	287,499
30 Yr Pass Thru	5.500	10-20-40	901	1,005
30 Yr Pass Thru	5.500	03-20-44	110,905	123,755
30 Yr Pass Thru	6.000	04-20-28	7,341	8,258
30 Yr Pass Thru	6.000	01-20-32	3,298	3,766
30 Yr Pass Thru	6.000	08-15-33	20,619	24,055
30 Yr Pass Thru	6.000	01-20-34	1,518	1,746
30 Yr Pass Thru	6.000	07-15-34	76,160	88,966
30 Yr Pass Thru	6.000	08-20-34	25,443	29,312
30 Yr Pass Thru	6.000	09-20-34	1,591	1,833
30 Yr Pass Thru	6.000	03-15-36	33,807	38,827
30 Yr Pass Thru	6.000	04-15-36	111,836	129,672
30 Yr Pass Thru	6.000	07-15-36	47,667	55,629
30 Yr Pass Thru	6.000	12-20-36	32,483	37,167
30 Yr Pass Thru	6.000	11-15-37	2,666	3,078
30 Yr Pass Thru	6.000	01-15-38	984	1,127
30 Yr Pass Thru	6.000	03-15-38	1,321	1,526
30 Yr Pass Thru	6.000	09-20-38	57,285	65,450
30 Yr Pass Thru	6.000	02-20-39	7,000	8,000
30 Yr Pass Thru	6.500	05-15-24	6,482	7,147
30 Yr Pass Thru	6.500	03-15-26	262	297
30 Yr Pass Thru	6.500	03-20-26	2,093	2,359
30 Yr Pass Thru	6.500	04-15-26	296	325
30 Yr Pass Thru	6.500	05-15-26	154	174
30 Yr Pass Thru	6.500	05-15-26	516	581
30 Yr Pass Thru	6.500	05-15-26	786	894
30 Yr Pass Thru	6.500	01-15-27	472	532
30 Yr Pass Thru	6.500	01-15-28	1,609	1,839
30 Yr Pass Thru	6.500	04-15-28	222	252

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       19

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	6.500	04-15-28	253	$293
30 Yr Pass Thru	6.500	05-15-28	853	980
30 Yr Pass Thru	6.500	05-15-28	1,111	1,281
30 Yr Pass Thru	6.500	05-15-28	317	364
30 Yr Pass Thru	6.500	06-15-28	1,169	1,340
30 Yr Pass Thru	6.500	08-15-28	243	281
30 Yr Pass Thru	6.500	08-15-28	383	444
30 Yr Pass Thru	6.500	08-15-28	560	621
30 Yr Pass Thru	6.500	08-15-28	108	124
30 Yr Pass Thru	6.500	08-15-28	135	141
30 Yr Pass Thru	6.500	09-15-28	305	351
30 Yr Pass Thru	6.500	09-15-28	321	371
30 Yr Pass Thru	6.500	09-15-28	478	550
30 Yr Pass Thru	6.500	09-15-28	806	936
30 Yr Pass Thru	6.500	10-15-28	484	558
30 Yr Pass Thru	6.500	10-15-28	540	626
30 Yr Pass Thru	6.500	10-20-28	3,743	4,311
30 Yr Pass Thru	6.500	02-15-29	1,705	1,971
30 Yr Pass Thru	6.500	02-20-29	24,825	28,626
30 Yr Pass Thru	6.500	03-15-29	560	652
30 Yr Pass Thru	6.500	04-15-29	157	169
30 Yr Pass Thru	6.500	04-20-29	203	234
30 Yr Pass Thru	6.500	07-15-29	1,207	1,402
30 Yr Pass Thru	6.500	05-15-31	222	259
30 Yr Pass Thru	6.500	06-15-31	2,278	2,661
30 Yr Pass Thru	6.500	06-15-31	282	323
30 Yr Pass Thru	6.500	08-15-31	470	551
30 Yr Pass Thru	6.500	08-15-31	468	544
30 Yr Pass Thru	6.500	08-20-31	149,324	174,337
30 Yr Pass Thru	6.500	09-15-31	453	532
30 Yr Pass Thru	6.500	10-20-31	26,077	30,486
30 Yr Pass Thru	6.500	08-15-32	779	906
30 Yr Pass Thru	6.500	08-15-32	1,360	1,594
30 Yr Pass Thru	6.500	09-20-32	60,144	70,119
30 Yr Pass Thru	6.500	02-15-33	7,541	8,821
30 Yr Pass Thru	6.500	02-15-33	1,245	1,456
30 Yr Pass Thru	6.500	02-15-33	4,152	4,861
30 Yr Pass Thru	6.500	02-15-33	3,916	4,584
30 Yr Pass Thru	6.500	02-15-33	6,143	7,152
30 Yr Pass Thru	6.500	03-15-33	5,110	5,982
30 Yr Pass Thru	6.500	12-20-33	2,090	2,432
30 Yr Pass Thru	7.000	12-20-23	256	281
30 Yr Pass Thru	7.000	01-15-24	157	173
30 Yr Pass Thru	7.000	01-15-24	819	904

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       20

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	7.000	01-15-24	192	$213
30 Yr Pass Thru	7.000	01-15-24	94	103
30 Yr Pass Thru	7.000	01-15-24	102	114
30 Yr Pass Thru	7.000	01-15-24	101	110
30 Yr Pass Thru	7.000	01-15-24	89	97
30 Yr Pass Thru	7.000	01-15-24	628	700
30 Yr Pass Thru	7.000	04-15-24	308	346
30 Yr Pass Thru	7.000	04-15-24	666	746
30 Yr Pass Thru	7.000	05-15-24	180	202
30 Yr Pass Thru	7.000	05-15-24	168	189
30 Yr Pass Thru	7.000	06-15-24	227	251
30 Yr Pass Thru	7.000	07-15-24	62	67
30 Yr Pass Thru	7.000	07-15-24	682	767
30 Yr Pass Thru	7.000	08-15-24	936	1,005
30 Yr Pass Thru	7.000	01-15-26	163	185
30 Yr Pass Thru	7.000	01-15-26	65	74
30 Yr Pass Thru	7.000	02-15-26	204	234
30 Yr Pass Thru	7.000	02-15-26	424	484
30 Yr Pass Thru	7.000	02-15-26	280	320
30 Yr Pass Thru	7.000	04-15-26	95	108
30 Yr Pass Thru	7.000	05-15-26	296	337
30 Yr Pass Thru	7.000	10-15-26	228	260
30 Yr Pass Thru	7.000	03-15-27	217	251
30 Yr Pass Thru	7.000	03-15-27	704	784
30 Yr Pass Thru	7.000	08-15-27	628	730
30 Yr Pass Thru	7.000	11-15-27	650	751
30 Yr Pass Thru	7.000	01-15-28	270	314
30 Yr Pass Thru	7.000	01-15-28	248	279
30 Yr Pass Thru	7.000	01-15-28	274	318
30 Yr Pass Thru	7.000	01-15-28	132	154
30 Yr Pass Thru	7.000	01-15-28	565	654
30 Yr Pass Thru	7.000	01-15-28	356	414
30 Yr Pass Thru	7.000	01-15-28	644	751
30 Yr Pass Thru	7.000	01-15-28	1,130	1,314
30 Yr Pass Thru	7.000	01-15-28	317	368
30 Yr Pass Thru	7.000	01-15-28	763	886
30 Yr Pass Thru	7.000	01-20-28	527	608
30 Yr Pass Thru	7.000	04-15-28	8,667	10,086
30 Yr Pass Thru	7.000	04-15-28	361	421
30 Yr Pass Thru	7.000	05-15-28	725	848
30 Yr Pass Thru	7.000	05-15-28	411	477
30 Yr Pass Thru	7.000	05-20-28	974	1,128
30 Yr Pass Thru	7.000	06-15-28	2,722	3,156
30 Yr Pass Thru	7.000	07-15-28	3	3

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       21

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	7.000	07-15-28	879	$1,024
30 Yr Pass Thru	7.000	07-15-28	4,966	5,746
30 Yr Pass Thru	7.000	07-15-28	4,295	4,973
30 Yr Pass Thru	7.000	07-15-28	641	747
30 Yr Pass Thru	7.000	07-15-28	7,303	8,445
30 Yr Pass Thru	7.000	07-15-28	192	224
30 Yr Pass Thru	7.000	07-15-28	981	1,071
30 Yr Pass Thru	7.000	08-15-28	492	577
30 Yr Pass Thru	7.000	08-15-28	266	312
30 Yr Pass Thru	7.000	09-15-28	134	153
30 Yr Pass Thru	7.000	10-15-28	2,571	2,988
30 Yr Pass Thru	7.000	11-15-28	393	458
30 Yr Pass Thru	7.000	11-15-28	1,052	1,223
30 Yr Pass Thru	7.000	11-20-28	1,078	1,257
30 Yr Pass Thru	7.000	01-15-29	928	1,088
30 Yr Pass Thru	7.000	03-15-29	135	153
30 Yr Pass Thru	7.000	03-15-29	517	605
30 Yr Pass Thru	7.000	04-15-29	1,143	1,327
30 Yr Pass Thru	7.000	05-15-29	189	220
30 Yr Pass Thru	7.000	06-20-29	589	687
30 Yr Pass Thru	7.000	07-15-29	315	367
30 Yr Pass Thru	7.000	07-15-29	910	1,056
30 Yr Pass Thru	7.000	08-15-29	13,093	15,358
30 Yr Pass Thru	7.000	08-20-29	3,688	4,317
30 Yr Pass Thru	7.000	10-20-29	818	955
30 Yr Pass Thru	7.000	08-20-30	1,036	1,227
30 Yr Pass Thru	7.000	10-20-30	3,171	3,750
30 Yr Pass Thru	7.000	02-20-31	585	691
30 Yr Pass Thru	7.000	04-15-31	449	534
30 Yr Pass Thru	7.000	04-15-31	553	655
30 Yr Pass Thru	7.000	04-20-31	1,400	1,659
30 Yr Pass Thru	7.000	05-20-31	958	1,134
30 Yr Pass Thru	7.000	07-15-31	376	447
30 Yr Pass Thru	7.000	07-15-31	70,343	83,268
30 Yr Pass Thru	7.000	07-20-31	829	982
30 Yr Pass Thru	7.000	08-15-31	463	546
30 Yr Pass Thru	7.000	08-15-31	222	265
30 Yr Pass Thru	7.000	08-15-31	362	431
30 Yr Pass Thru	7.000	09-15-31	774	924
30 Yr Pass Thru	7.000	09-15-31	614	733
30 Yr Pass Thru	7.000	09-15-31	1,600	1,885
30 Yr Pass Thru	7.000	11-15-31	197	217
30 Yr Pass Thru	7.000	11-15-31	706	838
30 Yr Pass Thru	7.000	12-15-31	370	423

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       22

	Rate (%)		Maturity date	Par value^		Value
U.S. Government Agency (continued)
30 Yr Pass Thru	7.000		12-15-31	590		$698
30 Yr Pass Thru	7.000		02-15-32	467		554
30 Yr Pass Thru	7.000		05-15-32	403		479
30 Yr Pass Thru	7.000		07-15-32	174		206
30 Yr Pass Thru	7.000		08-15-32	686		806
30 Yr Pass Thru	7.000		01-20-34	627		744
30 Yr Pass Thru	9.250		11-15-19	277		295
30 Yr Pass Thru	9.250		12-15-19	243		260
30 Yr Pass Thru	9.750		02-15-21	881		973
30 Yr Pass Thru	10.250		11-15-20	834		920
Foreign government obligations 14.9%						$135,249,946
(Cost $128,832,380)
Albania 0.1%						400,349
Republic of Albania	5.750		11-12-20	EUR	300,000	400,349
Argentina 0.4%						3,540,364
Argentina POM Politica Monetaria (7 day Argentina Central Bank Repo Reference Rate) (P)	26.250		06-21-20	ARS	3,100,000	191,790
Provincia de Buenos Aires (S)	7.875		06-15-27		150,000	161,880
Provincia de Buenos Aires (S)	9.125		03-16-24		150,000	172,875
Provincia de Buenos Aires (Argentina Deposit Rate Badlar Private Banks + 3.830% ) (P)(S)	25.018		05-31-22	ARS	1,963,000	114,920
Republic of Argentina	5.625		01-26-22		40,000	41,840
Republic of Argentina	6.875		04-22-21		150,000	163,050
Republic of Argentina	6.875		01-26-27		190,000	204,725
Republic of Argentina	7.125		07-06-36		200,000	209,700
Republic of Argentina (S)	7.125		06-28-99		193,000	190,588
Republic of Argentina	7.500		04-22-26		750,000	841,875
Republic of Argentina	8.280		12-31-33		771,121	892,572
Republic of Argentina, GDP-Linked Note (I)	4.399	*	12-15-35		2,425,000	247,350
Republic of Argentina, Inflation-Linked Note (P)	5.830		12-31-33	ARS	240,000	107,199
Australia 0.2%						2,074,194
Commonwealth of Australia	1.750		11-21-20	AUD	630,000	496,342
Commonwealth of Australia	3.000		03-21-47	AUD	495,000	356,618
New South Wales Treasury Corp.	4.000		04-20-23	AUD	880,000	754,554
New South Wales Treasury Corp.	4.000		05-20-26	AUD	540,000	466,680
Austria 0.0%						306,904
Republic of Austria (S)	3.800		01-26-62	EUR	153,000	306,904
Belgium 0.1%						1,243,774
Kingdom of Belgium	4.000		03-28-22	EUR	214,000	305,633

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       23

	Rate (%)	Maturity date	Par value^		Value
Belgium (continued)
Kingdom of Belgium (S)	4.250	03-28-41	EUR	377,000	$698,317
Kingdom of Belgium (S)	5.000	03-28-35	EUR	125,000	239,824
Bermuda 0.0%					318,835
Government of Bermuda (S)	4.138	01-03-23		200,000	210,262
Government of Bermuda (S)	5.603	07-20-20		100,000	108,573
Brazil 0.8%					7,554,699
Federative Republic of Brazil	5.000	01-27-45		200,000	182,000
Federative Republic of Brazil	5.625	01-07-41		190,000	190,238
Federative Republic of Brazil	6.000	04-07-26		750,000	831,750
Federative Republic of Brazil	6.000	05-15-45	BRL	69,000	73,508
Federative Republic of Brazil	10.000	01-01-18	BRL	2,419,000	786,545
Federative Republic of Brazil	10.000	01-01-21	BRL	12,936,000	4,290,765
Federative Republic of Brazil	10.000	01-01-23	BRL	680,000	223,754
Federative Republic of Brazil	10.000	01-01-25	BRL	2,226,000	727,790
Federative Republic of Brazil	10.000	01-01-27	BRL	765,000	248,349
Canada 0.3%					2,627,632
Government of Canada	3.500	12-01-45	CAD	263,000	263,339
Province of Manitoba	3.050	05-14-24		60,000	62,631
Province of Ontario	1.200	02-14-18		125,000	124,891
Province of Ontario	2.500	09-10-21		560,000	571,399
Province of Ontario	2.600	06-02-25	CAD	175,000	142,029
Province of Ontario	2.850	06-02-23	CAD	600,000	498,844
Province of Ontario	3.500	06-02-43	CAD	99,000	84,478
Province of Ontario	4.000	06-02-21	CAD	290,000	250,370
Province of Quebec	3.500	12-01-22	CAD	285,000	244,638
Province of Quebec	5.000	12-01-38	CAD	370,000	385,013
Cayman Islands 0.0%					206,000
KSA Sukuk, Ltd. (S)	3.628	04-20-27		200,000	206,000
Chile 0.2%					1,922,164
Republic of Chile	3.125	03-27-25		200,000	207,000
Republic of Chile	4.500	03-01-26	CLP	1,035,000,000	1,715,164
China 0.0%					255,392
The Export-Import Bank of China	3.375	03-14-27		250,000	255,392
Colombia 0.3%					2,459,915
Republic of Colombia	5.000	06-15-45		450,000	465,750
Republic of Colombia	6.000	04-28-28	COP	2,468,400,000	782,592
Republic of Colombia	6.125	01-18-41		100,000	118,625
Republic of Colombia	7.500	08-26-26	COP	2,610,400,000	929,618
Republic of Colombia	10.000	07-24-24	COP	401,600,000	163,330

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       24

	Rate (%)	Maturity date	Par value^		Value
Cyprus 0.2%					$1,644,543
Republic of Cyprus	2.750	06-27-24	EUR	40,000	49,308
Republic of Cyprus	3.750	07-26-23	EUR	478,000	625,551
Republic of Cyprus	3.875	05-06-22	EUR	354,000	466,782
Republic of Cyprus	4.250	11-04-25	EUR	372,000	502,902
Czech Republic 0.1%					936,481
Czech Republic	2.500	08-25-28	CZK	4,130,000	217,999
Czech Republic	3.625	04-14-21	EUR	286,000	387,327
Czech Republic	3.875	05-24-22	EUR	235,000	331,155
Denmark 0.1%					393,340
Kingdom of Denmark	1.750	11-15-25	DKK	1,415,000	255,330
Kingdom of Denmark	3.000	11-15-21	DKK	500,000	91,519
Kingdom of Denmark	4.500	11-15-39	DKK	171,000	46,491
Dominican Republic 0.1%					720,000
Government of Dominican Republic	6.850	01-27-45		640,000	720,000
Egypt 0.2%					1,405,580
Arab Republic of Egypt (S)	7.500	01-31-27		660,000	727,980
Arab Republic of Egypt (S)	8.500	01-31-47		605,000	677,600
El Salvador 0.1%					853,844
Republic of El Salvador (S)	6.375	01-18-27		460,000	442,750
Republic of El Salvador	8.625	02-28-29		130,000	142,513
Republic of El Salvador (S)	8.625	02-28-29		245,000	268,581
France 0.3%					2,551,346
Government of France (S)	1.250	05-25-36	EUR	62,000	72,552
Government of France	3.250	05-25-45	EUR	1,348,000	2,178,930
Government of France	4.000	10-25-38	EUR	75,000	132,433
Government of France	5.750	10-25-32	EUR	85,000	167,431
Germany 0.1%					808,759
Federal Republic of Germany	2.500	07-04-44	EUR	254,000	401,678
Federal Republic of Germany	2.500	08-15-46	EUR	255,000	407,081
Ghana 0.2%					1,835,349
Republic of Ghana	7.875	08-07-23		300,000	319,011
Republic of Ghana	8.125	01-18-26		800,000	849,489
Republic of Ghana (S)	9.250	09-15-22		200,000	222,220
Republic of Ghana	9.250	09-15-22		400,000	444,629
Grenada 0.0%					60,870
Government of Grenada	7.000	05-12-30		101,450	60,870
Hungary 0.0%					254,252
Republic of Hungary	5.500	06-24-25	HUF	45,390,000	213,416
Republic of Hungary	6.000	11-24-23	HUF	8,510,000	40,836

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       25

	Rate (%)	Maturity date	Par value^		Value
Iceland 0.0%					$127,089
Republic of Iceland	2.500	07-15-20	EUR	100,000	127,089
India 0.4%					3,621,632
National Highways Authority of India	7.300	05-18-22	INR	10,000,000	158,379
Republic of India	7.160	05-20-23	INR	37,400,000	599,261
Republic of India	7.800	04-11-21	INR	38,700,000	631,299
Republic of India	8.120	12-10-20	INR	10,000,000	164,125
Republic of India	8.200	09-24-25	INR	30,000,000	508,121
Republic of India	8.400	07-28-24	INR	70,300,000	1,196,560
Republic of India	8.600	06-02-28	INR	20,850,000	363,887
Indonesia 0.8%					7,018,991
Perusahaan Penerbit SBSN Indonesia III	4.325	05-28-25		375,000	395,625
Perusahaan Penerbit SBSN Indonesia III	4.350	09-10-24		1,050,000	1,110,375
Perusahaan Penerbit SBSN Indonesia III	4.550	03-29-26		200,000	212,750
Republic of Indonesia	3.750	06-14-28	EUR	422,000	559,095
Republic of Indonesia	4.625	04-15-43		220,000	228,002
Republic of Indonesia	5.250	01-17-42		300,000	332,760
Republic of Indonesia	5.625	05-15-23	IDR	9,450,000,000	674,210
Republic of Indonesia	6.125	05-15-28	IDR	8,174,000,000	577,005
Republic of Indonesia	6.625	05-15-33	IDR	720,000,000	50,696
Republic of Indonesia	8.250	06-15-32	IDR	3,095,000,000	247,002
Republic of Indonesia	8.250	05-15-36	IDR	6,365,000,000	526,175
Republic of Indonesia	8.375	03-15-24	IDR	5,710,000,000	465,075
Republic of Indonesia	8.375	09-15-26	IDR	3,000,000,000	249,396
Republic of Indonesia	8.750	05-15-31	IDR	3,805,000,000	326,257
Republic of Indonesia	9.500	07-15-31	IDR	1,980,000,000	177,865
Republic of Indonesia	9.500	05-15-41	IDR	4,682,000,000	421,675
Republic of Indonesia	10.000	09-15-24	IDR	5,240,000,000	465,028
Iraq 0.0%					203,500
Republic of Iraq (S)	6.752	03-09-23		200,000	203,500
Ireland 0.2%					1,879,192
Republic of Ireland	1.000	05-15-26	EUR	493,000	602,029
Republic of Ireland	4.500	10-18-18	EUR	66,000	82,948
Republic of Ireland	4.500	04-18-20	EUR	316,000	425,378
Republic of Ireland	5.400	03-13-25	EUR	473,000	768,837
Israel 0.3%					2,502,163
Government of Israel	1.500	01-18-27	EUR	230,000	282,276
Government of Israel	1.750	08-31-25	ILS	6,412,000	1,828,780
Government of Israel	4.625	03-18-20	EUR	294,000	391,107
Italy 0.6%					5,185,291
Republic of Italy	2.000	12-01-25	EUR	715,000	863,078
Republic of Italy	3.500	12-01-18	EUR	746,000	929,604

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       26

	Rate (%)	Maturity date	Par value^		Value
Italy (continued)
Republic of Italy	4.500	03-01-24	EUR	519,000	$738,509
Republic of Italy	4.750	09-01-21	EUR	824,000	1,147,085
Republic of Italy	5.000	03-01-22	EUR	282,000	399,955
Republic of Italy	5.000	09-01-40	EUR	77,000	120,439
Republic of Italy	5.500	09-01-22	EUR	675,000	986,621
Ivory Coast 0.0%					367,325
Republic of Ivory Coast	5.750	12-31-32		371,525	367,325
Jamaica 0.2%					1,697,299
Government of Jamaica	6.750	04-28-28		515,000	597,400
Government of Jamaica	7.875	07-28-45		200,000	245,000
Government of Jamaica	8.000	03-15-39		695,000	854,899
Japan 1.5%					13,797,375
Government of Japan	0.100	04-15-18	JPY	21,000,000	191,314
Government of Japan	0.100	06-20-21	JPY	157,500,000	1,445,890
Government of Japan	0.400	03-20-18	JPY	94,000,000	857,562
Government of Japan	0.400	03-20-25	JPY	57,050,000	537,559
Government of Japan	0.600	06-20-37	JPY	14,000,000	128,774
Government of Japan	0.700	03-20-37	JPY	154,700,000	1,451,277
Government of Japan	1.200	12-20-34	JPY	263,450,000	2,714,804
Government of Japan	1.400	09-20-34	JPY	166,450,000	1,765,513
Government of Japan	1.400	03-20-55	JPY	28,850,000	296,635
Government of Japan	1.500	06-20-34	JPY	6,500,000	69,919
Government of Japan	1.700	09-20-44	JPY	103,600,000	1,159,197
Government of Japan	2.200	09-20-39	JPY	15,300,000	184,086
Government of Japan	2.500	09-20-37	JPY	101,800,000	1,265,752
Government of Japan, CPI Linked Bond	0.100	09-10-23	JPY	14,476,000	136,418
Government of Japan, CPI Linked Bond	0.100	03-10-24	JPY	46,260,000	435,943
Government of Japan, CPI Linked Bond	0.100	09-10-24	JPY	51,500,000	483,965
Government of Japan, CPI Linked Bond	0.100	03-10-25	JPY	71,342,400	672,767
Lebanon 0.2%					2,176,567
Republic of Lebanon	5.800	04-14-20		100,000	100,254
Republic of Lebanon	6.375	03-09-20		230,000	234,508
Republic of Lebanon	6.600	11-27-26		30,000	29,741
Republic of Lebanon	6.650	04-22-24		400,000	401,362
Republic of Lebanon	6.850	03-23-27		1,120,000	1,121,640
Republic of Lebanon	8.250	04-12-21		270,000	289,062
Malaysia 0.5%					4,639,453
Government of Malaysia	3.480	03-15-23	MYR	200,000	46,064
Government of Malaysia	3.795	09-30-22	MYR	3,709,000	871,933
Government of Malaysia	4.160	07-15-21	MYR	2,114,000	506,031
Government of Malaysia	4.232	06-30-31	MYR	1,247,000	288,043

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       27

	Rate (%)	Maturity date	Par value^		Value
Malaysia (continued)
Government of Malaysia	4.390	07-07-23	MYR	4,120,000	$985,951
Government of Malaysia	4.392	04-15-26	MYR	2,075,000	498,045
Government of Malaysia	4.498	04-15-30	MYR	1,180,000	280,158
Government of Malaysia	4.736	03-15-46	MYR	4,530,000	1,058,443
Government of Malaysia	4.935	09-30-43	MYR	440,000	104,785
Mexico 1.0%					8,795,411
Government of Mexico	3.625	04-09-29	EUR	430,000	577,088
Government of Mexico	4.000	10-02-23		396,000	419,166
Government of Mexico	4.600	01-23-46		445,000	453,442
Government of Mexico	4.750	03-08-44		770,000	803,495
Government of Mexico	6.500	06-10-21	MXN	27,000,000	1,499,348
Government of Mexico	7.500	06-03-27	MXN	13,302,000	780,290
Government of Mexico	7.750	05-29-31	MXN	27,370,000	1,631,063
Government of Mexico	7.750	11-13-42	MXN	4,210,000	250,842
Government of Mexico	8.000	06-11-20	MXN	14,203,000	820,695
Government of Mexico	8.500	05-31-29	MXN	7,350,000	463,592
Government of Mexico	10.000	12-05-24	MXN	16,520,000	1,096,390
Morocco 0.1%					678,113
Kingdom of Morocco (S)	4.250	12-11-22		200,000	213,000
Kingdom of Morocco	4.500	10-05-20	EUR	350,000	465,113
Netherlands 0.1%					954,072
Kingdom of Netherlands	5.500	01-15-28	EUR	530,000	954,072
Norway 0.0%					190,589
Government of Norway (S)	3.000	03-14-24	NOK	714,000	102,290
Government of Norway (S)	3.750	05-25-21	NOK	620,000	88,299
Oman 0.0%					199,600
Sultanate of Oman (S)	4.750	06-15-26		200,000	199,600
Peru 0.1%					1,290,096
Republic of Peru (S)	5.700	08-12-24	PEN	581,000	188,459
Republic of Peru (S)	6.150	08-12-32	PEN	1,445,000	466,012
Republic of Peru (S)	6.350	08-12-28	PEN	640,000	211,808
Republic of Peru	6.900	08-12-37	PEN	378,000	128,174
Republic of Peru	8.200	08-12-26	PEN	790,000	295,643
Philippines 0.1%					612,816
Republic of Philippines	4.950	01-15-21	PHP	13,000,000	259,568
Republic of Philippines	6.250	01-14-36	PHP	16,000,000	353,248
Poland 0.4%					3,477,174
Republic of Poland	1.500	04-25-20	PLN	610,000	168,805
Republic of Poland	1.750	07-25-21	PLN	2,500,000	684,908
Republic of Poland	2.250	04-25-22	PLN	2,620,000	723,794

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       28

	Rate (%)	Maturity date	Par value^		Value
Poland (continued)
Republic of Poland	2.500	07-25-26	PLN	250,000	$66,357
Republic of Poland	2.500	07-25-27	PLN	376,000	98,527
Republic of Poland	4.000	10-25-23	PLN	5,343,000	1,599,794
Republic of Poland	5.750	09-23-22	PLN	420,000	134,989
Portugal 0.1%					1,238,272
Republic of Portugal (S)	3.875	02-15-30	EUR	80,000	100,771
Republic of Portugal (S)	4.100	02-15-45	EUR	255,000	315,349
Republic of Portugal (S)	4.950	10-25-23	EUR	580,000	822,152
Qatar 0.0%					199,797
SoQ Sukuk A QSC	2.099	01-18-18		200,000	199,797
Romania 0.4%					3,376,778
Government of Romania	4.625	09-18-20	EUR	270,000	366,965
Government of Romania	4.750	02-24-25	RON	1,835,000	509,012
Government of Romania	4.875	11-07-19	EUR	225,000	296,677
Government of Romania	5.750	04-29-20	RON	1,020,000	290,126
Government of Romania	5.800	07-26-27	RON	1,430,000	424,715
Government of Romania	5.850	04-26-23	RON	3,910,000	1,153,709
Government of Romania	5.950	06-11-21	RON	1,150,000	335,574
Russia 0.4%					3,583,309
Government of Russia	4.875	09-16-23		200,000	218,724
Government of Russia	5.625	04-04-42		200,000	226,030
Government of Russia	7.050	01-19-28	RUB	28,770,000	479,128
Government of Russia	7.600	07-20-22	RUB	89,682,000	1,547,716
Government of Russia	8.150	02-03-27	RUB	46,830,000	837,224
Government of Russia	8.500	09-17-31	RUB	14,880,000	274,487
Senegal 0.0%					205,748
Republic of Senegal (S)	6.250	05-23-33		200,000	205,748
Serbia 0.3%					2,714,622
Republic of Serbia	4.875	02-25-20		800,000	840,384
Republic of Serbia	6.750	11-01-24		132,843	135,888
Republic of Serbia	7.250	09-28-21		1,500,000	1,738,350
Singapore 0.0%					391,919
Republic of Singapore	3.125	09-01-22	SGD	496,000	391,919
Slovenia 0.3%					2,617,617
Republic of Slovenia	1.250	03-22-27	EUR	868,000	1,058,725
Republic of Slovenia	1.500	03-25-35	EUR	125,000	145,032
Republic of Slovenia	2.125	07-28-25	EUR	345,000	460,753
Republic of Slovenia	2.250	03-03-32	EUR	160,000	214,127
Republic of Slovenia	5.125	03-30-26	EUR	252,000	411,620
Republic of Slovenia	5.850	05-10-23		279,000	327,360

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       29

	Rate (%)	Maturity date	Par value^		Value
South Africa 0.5%					$4,142,708
Republic of South Africa	4.665	01-17-24		500,000	517,076
Republic of South Africa	5.875	09-16-25		280,000	306,597
Republic of South Africa	7.000	02-28-31	ZAR	18,455,000	1,175,528
Republic of South Africa	7.750	02-28-23	ZAR	2,660,000	203,568
Republic of South Africa	8.000	01-31-30	ZAR	15,511,000	1,094,320
Republic of South Africa	8.500	01-31-37	ZAR	3,100,000	213,172
Republic of South Africa	8.750	02-28-48	ZAR	1,449,000	100,160
Republic of South Africa	10.500	12-21-26	ZAR	6,170,000	532,287
South Korea 0.2%					1,764,063
Republic of Korea	2.750	09-10-19	KRW	778,050,000	704,506
Republic of Korea	3.000	09-10-24	KRW	1,131,430,000	1,059,557
Sri Lanka 0.3%					2,615,170
Republic of Sri Lanka	5.750	01-18-22		300,000	317,030
Republic of Sri Lanka	6.125	06-03-25		200,000	210,777
Republic of Sri Lanka (S)	6.200	05-11-27		400,000	420,592
Republic of Sri Lanka	6.200	05-11-27		350,000	368,526
Republic of Sri Lanka	6.250	07-27-21		900,000	968,894
Republic of Sri Lanka	6.850	11-03-25		300,000	329,351
Thailand 0.4%					3,439,889
Kingdom of Thailand	1.250	03-12-28	THB	10,805,722	308,823
Kingdom of Thailand	1.875	06-17-22	THB	24,970,000	754,175
Kingdom of Thailand	3.400	06-17-36	THB	2,300,000	73,787
Kingdom of Thailand	3.625	06-16-23	THB	21,000,000	692,916
Kingdom of Thailand	3.775	06-25-32	THB	6,811,000	226,849
Kingdom of Thailand	3.850	12-12-25	THB	24,500,000	826,989
Kingdom of Thailand	4.875	06-22-29	THB	14,940,000	556,350
Turkey 0.8%					7,413,092
Hazine Mustesarligi Varlik Kiralama AS	4.489	11-25-24		630,000	628,425
Republic of Turkey	3.250	03-23-23		300,000	287,630
Republic of Turkey	5.125	03-25-22		850,000	895,555
Republic of Turkey	6.000	01-14-41		200,000	212,870
Republic of Turkey	6.250	09-26-22		1,550,000	1,710,341
Republic of Turkey	6.875	03-17-36		130,000	151,180
Republic of Turkey	7.400	02-05-20	TRY	450,000	120,526
Republic of Turkey	9.400	07-08-20	TRY	740,000	206,772
Republic of Turkey	10.400	03-20-24	TRY	833,000	242,225
Republic of Turkey	10.600	02-11-26	TRY	6,205,000	1,828,669
Republic of Turkey	11.000	03-02-22	TRY	400,000	117,327
Republic of Turkey	11.000	02-24-27	TRY	640,000	192,541
Republic of Turkey	11.875	01-15-30		100,000	162,031
Republic of Turkey Bond	6.000	03-25-27		600,000	657,000

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       30

	Rate (%)		Maturity date	Par value^		Value
Ukraine 0.3%						$2,339,920
Republic of Ukraine (S)	7.750		09-01-20		820,000	854,948
Republic of Ukraine (S)	7.750		09-01-21		258,000	268,980
Republic of Ukraine	7.750		09-01-21		200,000	208,460
Republic of Ukraine	7.750		09-01-22		100,000	104,000
Republic of Ukraine (S)	7.750		09-01-23		212,000	220,081
Republic of Ukraine	7.750		09-01-23		150,000	155,583
Republic of Ukraine	7.750		09-01-25		400,000	410,296
Republic of Ukraine, GDP-Linked Note (I)(S)	2.221	*	05-31-40		200,000	117,572
United Kingdom 0.5%						4,539,554
Government of United Kingdom	0.500		07-22-22	GBP	1,240,000	1,608,425
Government of United Kingdom	1.500		07-22-26	GBP	40,000	54,239
Government of United Kingdom	3.500		01-22-45	GBP	405,000	724,277
Government of United Kingdom	4.250		12-07-46	GBP	965,000	1,974,299
Government of United Kingdom	4.750		12-07-30	GBP	97,000	178,314
Venezuela 0.0%						21,750
Republic of Venezuela	7.750		10-13-19		50,000	21,750
Vietnam 0.1%						636,872
Socialist Republic of Vietnam (S)	4.800		11-19-24		200,000	212,291
Socialist Republic of Vietnam	4.800		11-19-24		400,000	424,581
Zambia 0.0%						220,532
Republic of Zambia	8.970		07-30-27		200,000	220,532
Corporate bonds 33.6%						$304,881,757
(Cost $294,019,814)
Consumer discretionary 5.3%						48,270,956
Auto components 0.2%
American Axle & Manufacturing, Inc. (S)	6.250		04-01-25		745,000	741,275
Delphi Automotive PLC	3.150		11-19-20		80,000	82,063
Delphi Corp.	4.150		03-15-24		120,000	127,753
GKN Holdings PLC	5.375		09-19-22	GBP	100,000	151,457
GKN Holdings PLC	6.750		10-28-19	GBP	13,000	18,835
Nexteer Automotive Group, Ltd. (S)	5.875		11-15-21		275,000	287,375
The Goodyear Tire & Rubber Company	4.875		03-15-27		150,000	152,625
TI Group Automotive Systems LLC (S)	8.750		07-15-23		375,000	395,258
Automobiles 0.3%
Aston Martin Capital Holdings, Ltd. (S)	6.500		04-15-22		200,000	209,100
Ford Motor Credit Company LLC	1.684		09-08-17		205,000	205,000
Ford Motor Credit Company LLC	2.375		01-16-18		200,000	200,416
General Motors Company (3 month LIBOR + 0.800%) (P)	2.112		08-07-20		200,000	200,000
General Motors Financial Company, Inc.	3.100		01-15-19		55,000	55,783
Hyundai Capital America (S)	1.750		09-27-19		65,000	64,204

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       31

	Rate (%)	Maturity date	Par value^		Value
Consumer discretionary (continued)
Automobiles (continued)
Hyundai Capital America (S)	2.000	07-01-19		35,000	$34,793
Hyundai Capital America (S)	2.500	03-18-19		110,000	110,339
Hyundai Capital Services, Inc. (S)	3.500	09-13-17		200,000	200,064
Tesla, Inc. (S)	5.300	08-15-25		1,165,000	1,146,797
Diversified consumer services 0.1%
Laureate Education, Inc. (S)	8.250	05-01-25		455,000	494,813
Hotels, restaurants and leisure 0.8%
Boyd Gaming Corp.	6.375	04-01-26		275,000	298,719
Brinker International, Inc.	2.600	05-15-18		85,000	85,087
Caesars Entertainment Operating Company, Inc. (H)	10.000	12-15-18		620,000	571,950
Carlson Travel, Inc. (S)	6.750	12-15-23		200,000	195,000
Carlson Travel, Inc. (3 month EURIBOR + 4.750%) (P)(S)	4.750	06-15-23	EUR	100,000	119,559
Codere Finance 2 Luxembourg SA (S)	7.625	11-01-21		400,000	397,700
Eldorado Resorts, Inc.	6.000	04-01-25		150,000	159,375
Hilton Domestic Operating Company, Inc.	4.250	09-01-24		200,000	205,060
Hilton Worldwide Finance LLC	4.625	04-01-25		310,000	323,919
InterContinental Hotels Group PLC	3.875	11-28-22	GBP	100,000	143,052
International Game Technology PLC (S)	6.500	02-15-25		925,000	1,038,313
KFC Holding Company/Pizza Hut Holdings LLC/Taco Bell of America LLC (S)	5.000	06-01-24		100,000	104,530
KFC Holding Company/Pizza Hut Holdings LLC/Taco Bell of America LLC (S)	5.250	06-01-26		225,000	237,094
LTF Merger Sub, Inc. (S)	8.500	06-15-23		325,000	344,500
New Red Finance, Inc. (S)	5.000	10-15-25		215,000	220,644
PF Chang's China Bistro, Inc. (S)	10.250	06-30-20		150,000	148,875
Scientific Games International, Inc.	10.000	12-01-22		1,585,000	1,763,313
Seminole Hard Rock Entertainment, Inc. (S)	5.875	05-15-21		250,000	250,625
Shingle Springs Tribal Gaming Authority (S)	9.750	09-01-21		50,000	52,438
Silversea Cruise Finance, Ltd. (S)	7.250	02-01-25		85,000	91,588
Yum! Brands, Inc.	5.350	11-01-43		215,000	201,560
Yum! Brands, Inc.	6.875	11-15-37		105,000	113,663
Household durables 0.3%
Mohawk Industries, Inc.	3.850	02-01-23		245,000	256,482
Newell Brands, Inc.	2.050	12-01-17		145,000	145,151
Newell Brands, Inc.	2.150	10-15-18		55,000	55,201
Newell Brands, Inc.	2.600	03-29-19		23,000	23,250
Newell Brands, Inc.	3.900	11-01-25		260,000	272,385
Newell Brands, Inc.	5.375	04-01-36		245,000	289,163
RSI Home Products, Inc. (S)	6.500	03-15-23		350,000	369,250
Shea Homes LP (S)	5.875	04-01-23		150,000	153,563
Taylor Morrison Communities, Inc. (S)	5.875	04-15-23		200,000	212,000

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       32

	Rate (%)	Maturity date	Par value^		Value
Consumer discretionary (continued)
Household durables (continued)
Tupperware Brands Corp.	4.750	06-01-21		160,000	$170,792
Weekley Homes LLC (S)	6.625	08-15-25		435,000	421,950
Whirlpool Corp.	1.650	11-01-17		75,000	75,004
William Lyon Homes, Inc.	5.875	01-31-25		145,000	148,988
William Lyon Homes, Inc.	7.000	08-15-22		325,000	337,188
Internet and direct marketing retail 0.5%
Amazon.com, Inc. (S)	1.900	08-21-20		55,000	55,226
Amazon.com, Inc. (S)	3.875	08-22-37		320,000	328,010
Amazon.com, Inc. (S)	4.050	08-22-47		265,000	273,175
Expedia, Inc.	2.500	06-03-22	EUR	100,000	126,806
Expedia, Inc.	4.500	08-15-24		165,000	176,582
Expedia, Inc.	5.000	02-15-26		450,000	496,971
JD.com, Inc.	3.125	04-29-21		210,000	210,998
Netflix, Inc.	5.750	03-01-24		105,000	112,481
QVC, Inc.	3.125	04-01-19		75,000	75,977
QVC, Inc.	4.375	03-15-23		775,000	802,342
QVC, Inc.	5.125	07-02-22		295,000	316,445
The Priceline Group, Inc.	2.375	09-23-24	EUR	200,000	258,245
The Priceline Group, Inc.	2.750	03-15-23		25,000	25,127
The Priceline Group, Inc.	3.550	03-15-28		175,000	176,632
The Priceline Group, Inc.	3.600	06-01-26		500,000	511,561
The Priceline Group, Inc.	3.650	03-15-25		485,000	501,265
Leisure products 0.1%
ClubCorp Club Operations, Inc. (S)	8.250	12-15-23		110,000	122,788
GLP Capital LP	4.375	11-01-18		200,000	203,000
Intralot Capital Luxembourg SA	6.000	05-15-21	EUR	100,000	122,835
Vista Outdoor, Inc.	5.875	10-01-23		175,000	179,375
Media 2.8%
21st Century Fox America, Inc.	8.250	08-10-18		145,000	153,433
Altice Financing SA (S)	6.500	01-15-22		225,000	234,000
Altice Financing SA (S)	7.500	05-15-26		1,100,000	1,204,720
Altice Finco SA (S)	8.125	01-15-24		600,000	648,570
Altice Luxembourg SA (S)	7.625	02-15-25		2,185,000	2,364,607
AMC Entertainment Holdings, Inc.	5.750	06-15-25		440,000	418,000
AMC Networks, Inc.	4.750	08-01-25		170,000	170,425
Arqiva Broadcast Finance PLC	9.500	03-31-20	GBP	100,000	137,064
Block Communications, Inc. (S)	6.875	02-15-25		115,000	123,697
CCO Holdings LLC (S)	5.000	02-01-28		725,000	735,650
CCO Holdings LLC (S)	5.500	05-01-26		1,040,000	1,084,200
Cequel Communications Holdings I LLC (S)	7.750	07-15-25		750,000	827,813
Charter Communications Operating LLC	3.579	07-23-20		100,000	102,594
Charter Communications Operating LLC (S)	3.750	02-15-28		390,000	379,609

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       33

	Rate (%)	Maturity date	Par value^		Value
Consumer discretionary (continued)
Media (continued)
Charter Communications Operating LLC	4.464	07-23-22		50,000	$52,914
Charter Communications Operating LLC	4.908	07-23-25		500,000	535,651
Charter Communications Operating LLC	6.484	10-23-45		275,000	316,280
Clear Channel Worldwide Holdings, Inc.	6.500	11-15-22		275,000	282,563
Comcast Corp.	3.300	02-01-27		395,000	402,478
CSC Holdings LLC (S)	6.625	10-15-25		600,000	657,000
CSC Holdings LLC (S)	10.875	10-15-25		1,407,000	1,730,610
Discovery Communications LLC	4.900	03-11-26		155,000	165,772
DISH DBS Corp.	7.750	07-01-26		620,000	727,725
EMI Music Publishing Group North America Holdings, Inc. (S)	7.625	06-15-24		100,000	110,250
Grupo Televisa SAB	6.625	03-18-25		100,000	120,734
iHeartCommunications, Inc.	9.000	12-15-19		200,000	159,000
Live Nation Entertainment, Inc. (S)	4.875	11-01-24		10,000	10,200
MDC Partners, Inc. (S)	6.500	05-01-24		450,000	448,313
Midcontinent Communications (S)	6.875	08-15-23		125,000	135,000
Nexstar Broadcasting, Inc. (S)	5.625	08-01-24		325,000	336,375
Omnicom Group, Inc.	3.625	05-01-22		95,000	99,513
Omnicom Group, Inc.	3.650	11-01-24		370,000	382,911
Outfront Media Capital LLC	5.625	02-15-24		250,000	260,000
ProSiebenSat.1 Media SE	2.625	04-15-21	EUR	200,000	253,010
Sinclair Television Group, Inc. (S)	5.875	03-15-26		125,000	127,344
Sirius XM Radio, Inc. (S)	5.000	08-01-27		135,000	138,713
Sirius XM Radio, Inc. (S)	6.000	07-15-24		375,000	405,105
Sky PLC	1.875	11-24-23	EUR	200,000	252,569
The EW Scripps Company (S)	5.125	05-15-25		125,000	126,563
The Interpublic Group of Companies, Inc.	2.250	11-15-17		260,000	260,176
The Interpublic Group of Companies, Inc.	4.200	04-15-24		1,005,000	1,066,010
Thomson Reuters Corp.	3.350	05-15-26		95,000	96,450
Thomson Reuters Corp.	3.850	09-29-24		200,000	211,131
Time Warner Cable LLC	6.550	05-01-37		155,000	179,175
Time Warner Cable LLC	6.750	07-01-18		25,000	25,969
Time Warner Cable LLC	6.750	06-15-39		225,000	264,691
Time Warner Cable LLC	7.300	07-01-38		345,000	425,305
Time Warner Cable LLC	8.250	04-01-19		385,000	420,594
Time Warner Cable LLC	8.750	02-14-19		25,000	27,300
Townsquare Media, Inc. (S)	6.500	04-01-23		400,000	403,000
Tribune Media Company	5.875	07-15-22		170,000	176,375
Unitymedia GmbH (S)	6.125	01-15-25		550,000	588,473
Unitymedia Hessen GmbH & Company KG (S)	4.000	01-15-25	EUR	100,000	125,902
Unitymedia Hessen GmbH & Company KG (S)	5.000	01-15-25		500,000	527,500

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       34

	Rate (%)	Maturity date	Par value^		Value
Consumer discretionary (continued)
Media (continued)
Univision Communications, Inc. (S)	5.125	02-15-25		400,000	$402,000
Univision Communications, Inc. (S)	6.750	09-15-22		50,000	51,800
VFH Parent LLC (S)	6.750	06-15-22		135,000	140,063
Viacom, Inc.	2.750	12-15-19		45,000	45,473
Viacom, Inc.	5.625	09-15-19		20,000	21,340
Videotron, Ltd. (S)	5.125	04-15-27		355,000	365,650
Virgin Media Finance PLC (S)	7.000	04-15-23	GBP	100,000	137,715
Virgin Media Secured Finance PLC (S)	5.250	01-15-26		200,000	208,500
Virgin Media Secured Finance PLC (S)	5.500	08-15-26		600,000	636,000
Virgin Media Secured Finance PLC	6.250	03-28-29	GBP	150,000	211,170
VTR Finance BV (S)	6.875	01-15-24		825,000	876,563
WPP Finance 2010	3.625	09-07-22		180,000	187,786
WPP Finance 2010	3.750	09-19-24		315,000	324,979
Ziggo Bond Finance BV (S)	4.625	01-15-25	EUR	100,000	125,771
Ziggo Bond Finance BV (S)	6.000	01-15-27		625,000	641,406
Multiline retail 0.0%
Dollar Tree, Inc.	5.250	03-01-20		25,000	25,703
Dollar Tree, Inc.	5.750	03-01-23		135,000	142,425
Marks & Spencer PLC	4.750	06-12-25	GBP	100,000	146,668
Specialty retail 0.2%
AutoZone, Inc.	1.625	04-21-19		20,000	19,915
Group 1 Automotive, Inc.	5.000	06-01-22		175,000	178,938
Group 1 Automotive, Inc. (S)	5.250	12-15-23		125,000	125,000
Jo-Ann Stores Holdings, Inc., PIK (9.750% Cash or 10.500% PIK) (S)	9.750	10-15-19		400,000	391,000
Maxeda DIY Holding BV (S)	6.125	07-15-22	EUR	100,000	122,897
New Look Secured Issuer PLC (S)	6.500	07-01-22	GBP	260,000	229,599
O'Reilly Automotive, Inc.	3.800	09-01-22		25,000	26,321
O'Reilly Automotive, Inc.	3.850	06-15-23		85,000	89,467
O'Reilly Automotive, Inc.	4.875	01-14-21		350,000	377,246
Sonic Automotive, Inc.	5.000	05-15-23		200,000	194,500
Textiles, apparel and luxury goods 0.0%
INVISTA Finance LLC (S)	4.250	10-15-19		250,000	255,313
Consumer staples 1.0%					8,739,210
Beverages 0.1%
Anheuser-Busch InBev Finance, Inc.	4.900	02-01-46		915,000	1,042,591
Pernod Ricard SA (S)	4.450	01-15-22		295,000	317,924
Food and staples retailing 0.1%
Albertsons Companies LLC	5.750	03-15-25		225,000	202,781
Albertsons Companies LLC	6.625	06-15-24		325,000	310,213
New Albertsons, Inc.	7.450	08-01-29		175,000	152,740
New Albertsons, Inc.	8.000	05-01-31		100,000	87,250

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       35

	Rate (%)	Maturity date	Par value^		Value
Consumer staples (continued)
Food and staples retailing (continued)
Russian Agricultural Bank OJSC	8.500	10-16-23		200,000	$227,437
Tesco PLC	6.125	02-24-22	GBP	50,000	74,529
The Kroger Company	1.500	09-30-19		22,000	21,755
The Kroger Company	2.300	01-15-19		20,000	20,104
Food products 0.5%
Bunge, Ltd. Finance Corp.	3.500	11-24-20		41,000	42,273
Bunge, Ltd. Finance Corp.	8.500	06-15-19		30,000	33,333
Chobani LLC (S)	7.500	04-15-25		435,000	473,063
Danone SA (S)	2.589	11-02-23		480,000	473,883
Dean Foods Company (S)	6.500	03-15-23		350,000	356,125
FAGE International SA (S)	5.625	08-15-26		400,000	408,000
Kernel Holding SA (S)	8.750	01-31-22		200,000	218,700
Kraft Heinz Foods Company (3 month LIBOR + 0.820%) (P)	2.129	08-10-22		75,000	75,025
Lamb Weston Holdings, Inc. (S)	4.625	11-01-24		225,000	232,031
Mead Johnson Nutrition Company	4.125	11-15-25		65,000	70,985
Minerva Luxembourg SA (S)	6.500	09-20-26		400,000	401,200
Minerva Luxembourg SA	7.750	01-31-23		200,000	210,000
Minerva Luxembourg SA (S)	7.750	01-31-23		400,000	420,000
Mriya Agro Holding PLC (H)(S)	9.450	04-19-18		300,000	15,000
Mriya Agro Holding PLC (H)	9.500	04-19-18		200,000	10,000
Mriya Agro Holding PLC (3)	12.000	12-31-18		200,000	200,000
Post Holdings, Inc. (S)	5.500	03-01-25		155,000	161,200
Post Holdings, Inc. (S)	5.750	03-01-27		155,000	160,425
Post Holdings, Inc. (S)	8.000	07-15-25		225,000	255,656
Tyson Foods, Inc.	2.250	08-23-21		45,000	45,008
Tyson Foods, Inc.	4.550	06-02-47		90,000	96,693
Personal products 0.1%
Avon International Operations, Inc. (S)	7.875	08-15-22		225,000	234,872
Kirk Beauty One GmbH (S)	8.750	07-15-23	EUR	200,000	259,114
Tobacco 0.2%
BAT Capital Corp. (S)	2.297	08-14-20		125,000	125,478
BAT International Finance PLC	4.000	09-04-26	GBP	100,000	147,554
Imperial Brands Finance PLC (S)	2.050	02-11-18		200,000	200,030
Reynolds American, Inc.	2.300	06-12-18		90,000	90,344
Reynolds American, Inc.	4.000	06-12-22		200,000	212,140
Reynolds American, Inc.	4.450	06-12-25		440,000	475,528
Reynolds American, Inc.	5.850	08-15-45		120,000	145,033
Reynolds American, Inc.	8.125	06-23-19		30,000	33,193
Energy 5.3%					48,389,524
Energy equipment and services 0.2%
Archrock Partners LP	6.000	04-01-21		144,000	140,760

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       36

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Energy equipment and services (continued)
Archrock Partners LP	6.000	10-01-22	251,000	$242,843
Commonwealth Edison Company	4.350	11-15-45	275,000	305,731
Ensco PLC	5.750	10-01-44	45,000	28,913
Ensco PLC	8.000	01-31-24	570,000	513,000
Rowan Companies, Inc.	7.375	06-15-25	161,000	145,705
Transocean, Inc.	6.800	03-15-38	420,000	321,300
Oil, gas and consumable fuels 5.1%
Alliance Resource Operating Partners LP (S)	7.500	05-01-25	195,000	203,775
Andeavor	4.250	10-01-17	45,000	45,040
Andeavor Logistics LP	5.250	01-15-25	200,000	212,000
Andeavor Logistics LP	6.125	10-15-21	75,000	77,531
APT Pipelines, Ltd. (S)	3.875	10-11-22	140,000	146,096
APT Pipelines, Ltd. (S)	4.250	07-15-27	175,000	182,109
Boardwalk Pipelines LP	4.450	07-15-27	115,000	118,102
Boardwalk Pipelines LP	4.950	12-15-24	385,000	410,014
Boardwalk Pipelines LP	5.950	06-01-26	470,000	528,131
Calumet Specialty Products Partners LP (S)	11.500	01-15-21	155,000	179,800
Canadian Natural Resources, Ltd.	1.750	01-15-18	45,000	44,980
Canadian Natural Resources, Ltd.	4.950	06-01-47	210,000	216,383
Carrizo Oil & Gas, Inc.	6.250	04-15-23	130,000	126,100
Carrizo Oil & Gas, Inc.	8.250	07-15-25	185,000	191,475
Cenovus Energy, Inc. (S)	4.250	04-15-27	785,000	757,746
Cenovus Energy, Inc. (S)	5.400	06-15-47	330,000	311,086
Cenovus Energy, Inc.	6.750	11-15-39	103,000	111,306
Cheniere Corpus Christi Holdings LLC (S)	5.125	06-30-27	205,000	212,175
Cheniere Corpus Christi Holdings LLC	5.875	03-31-25	225,000	241,875
Cheniere Corpus Christi Holdings LLC	7.000	06-30-24	450,000	511,875
Chesapeake Energy Corp.	6.125	02-15-21	175,000	166,688
China Shenhua Overseas Capital Company, Ltd.	2.500	01-20-18	200,000	200,362
China Shenhua Overseas Capital Company, Ltd.	3.125	01-20-20	235,000	238,015
Cimarex Energy Company	3.900	05-15-27	150,000	152,275
Columbia Pipeline Group, Inc.	2.450	06-01-18	60,000	60,211
Columbia Pipeline Group, Inc.	4.500	06-01-25	170,000	182,584
Concho Resources, Inc.	4.375	01-15-25	180,000	187,200
ConocoPhillips Company	1.050	12-15-17	55,000	54,937
Consolidated Energy Finance SA (S)	6.875	06-15-25	195,000	203,775
Continental Resources, Inc.	5.000	09-15-22	150,000	150,750
Cosan Luxembourg SA	7.000	01-20-27	200,000	216,020
Covey Park Energy LLC (S)	7.500	05-15-25	335,000	336,256
Crestwood Midstream Partners LP	6.250	04-01-23	450,000	464,625
CrownRock LP (S)	7.750	02-15-23	695,000	736,700

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       37

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
DCP Midstream Operating LP	2.500	12-01-17	255,000	$254,681
DCP Midstream Operating LP (S)	6.450	11-03-36	150,000	157,875
DCP Midstream Operating LP	8.125	08-16-30	75,000	88,500
DCP Midstream Operating LP (S)	9.750	03-15-19	175,000	192,281
DCP Midstream Operating LP (5.850% to 5-21-23, then 3 month LIBOR + 3.850%) (S)	5.850	05-21-43	440,000	408,100
Enbridge, Inc. (5.500% to 7-15-27, then 3 month LIBOR + 3.418%)	5.500	07-15-77	305,000	306,144
Enbridge, Inc. (6.000% to 1-15-27, then 3 month LIBOR + 3.890%)	6.000	01-15-77	280,000	296,229
Encana Corp.	7.375	11-01-31	60,000	73,603
Encana Corp.	8.125	09-15-30	75,000	97,046
Encana Corp.	6.500	05-15-19	25,000	26,736
Encana Corp.	7.200	11-01-31	55,000	66,867
Energy Transfer Equity LP	5.500	06-01-27	775,000	825,375
Energy Transfer Equity LP	5.875	01-15-24	200,000	215,500
Energy Transfer LP	6.700	07-01-18	85,000	88,289
Enterprise Products Operating LLC	2.550	10-15-19	65,000	65,546
Enterprise Products Operating LLC (5.250% to 8-16-27, then 3 month LIBOR + 3.033%)	5.250	08-16-77	305,000	304,619
EOG Resources, Inc.	4.150	01-15-26	285,000	303,727
Exterran Energy Solutions LP (S)	8.125	05-01-25	280,000	288,400
Exxon Mobil Corp. (3 month LIBOR + 0.370%) (P)	1.593	03-06-22	355,000	357,660
Frontera Energy Corp., PIK (10.000% Cash or 14.000% PIK)	10.000	11-02-21	140,000	156,100
Frontera Energy Corp., PIK (10.000% Cash or 14.000% PIK)	10.000	11-02-21	20,000	22,300
Frontera Energy Corp., PIK (10.000% Cash or 14.000% PIK) (S)	10.000	11-02-21	725,000	808,375
Gazprom OAO	7.288	08-16-37	170,000	205,183
Gulfport Energy Corp.	6.625	05-01-23	335,000	333,325
Hess Corp.	4.300	04-01-27	440,000	431,441
Hess Corp.	5.800	04-01-47	115,000	114,915
Hess Corp.	7.875	10-01-29	175,000	210,907
Hess Corp.	8.125	02-15-19	40,000	43,184
Husky Energy, Inc.	4.000	04-15-24	133,000	136,729
KazMunayGas National Company JSC	5.750	04-30-43	450,000	458,739
Kinder Morgan Energy Partners LP	5.950	02-15-18	50,000	50,899
Kinder Morgan Finance Company LLC (S)	6.000	01-15-18	50,000	50,715
Kosmos Energy, Ltd. (S)	7.875	08-01-21	1,425,000	1,471,313
Laredo Petroleum, Inc.	6.250	03-15-23	220,000	224,950

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       38

	Rate (%)	Maturity date	Par value^		Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Marathon Oil Corp.	4.400	07-15-27		455,000	$460,325
Matador Resources Company	6.875	04-15-23		800,000	832,000
MEG Energy Corp. (S)	6.500	01-15-25		175,000	162,531
MEG Energy Corp. (S)	7.000	03-31-24		545,000	433,275
Murphy Oil Corp.	3.500	12-01-17		275,000	275,077
Murphy Oil Corp.	6.875	08-15-24		200,000	211,250
NGL Energy Partners LP	6.125	03-01-25		140,000	124,600
NGL Energy Partners LP	7.500	11-01-23		455,000	437,938
NGPL PipeCo LLC (S)	4.375	08-15-22		145,000	148,988
NuStar Logistics LP	4.800	09-01-20		50,000	51,688
NuStar Logistics LP	5.625	04-28-27		135,000	143,100
ONEOK Partners LP	3.200	09-15-18		170,000	171,957
Origin Energy Finance, Ltd. (S)	3.500	10-09-18		480,000	485,760
PDC Energy, Inc. (S)	6.125	09-15-24		95,000	97,375
Permian Resources LLC (S)	7.125	11-01-20		250,000	205,000
Pertamina Persero PT	5.625	05-20-43		1,050,000	1,124,533
Pertamina Persero PT (S)	6.450	05-30-44		200,000	235,305
Petrobras Global Finance BV	6.125	01-17-22		286,000	303,160
Petrobras Global Finance BV	6.750	01-27-41		275,000	271,563
Petrobras Global Finance BV	6.850	06-05-15		502,000	471,755
Petrobras Global Finance BV	6.875	01-20-40		175,000	174,773
Petrobras Global Finance BV	7.375	01-17-27		300,000	332,250
Petrobras Global Finance BV	8.375	05-23-21		360,000	408,780
Petrobras Global Finance BV	8.750	05-23-26		1,695,000	2,031,458
Petroleos de Venezuela SA	5.375	04-12-27		575,000	173,938
Petroleos de Venezuela SA	6.000	05-16-24		2,005,000	601,500
Petroleos de Venezuela SA	6.000	11-15-26		100,000	30,000
Petroleos de Venezuela SA	8.500	11-02-17		256,567	232,193
Petroleos de Venezuela SA (S)	8.500	10-27-20		150,000	111,360
Petroleos de Venezuela SA	8.500	10-27-20		787,000	584,269
Petroleos de Venezuela SA	9.000	11-17-21		2,710,000	1,056,900
Petroleos de Venezuela SA	9.750	05-17-35		410,000	145,550
Petroleos de Venezuela SA	12.750	02-17-22		633,000	286,116
Petroleos Mexicanos	2.750	04-21-27	EUR	170,000	188,294
Petroleos Mexicanos	3.500	07-23-20		55,000	56,458
Petroleos Mexicanos	3.750	03-15-19	EUR	160,000	200,491
Petroleos Mexicanos	4.625	09-21-23		145,000	150,945
Petroleos Mexicanos	4.875	01-24-22		245,000	257,495
Petroleos Mexicanos	4.875	02-21-28	EUR	190,000	242,631
Petroleos Mexicanos	5.125	03-15-23	EUR	210,000	283,501
Petroleos Mexicanos (S)	5.375	03-13-22		55,000	59,015
Petroleos Mexicanos	5.500	01-21-21		130,000	139,360
Petroleos Mexicanos	5.625	01-23-46		1,225,000	1,153,093

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       39

	Rate (%)	Maturity date	Par value^		Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Petroleos Mexicanos	6.375	02-04-21		350,000	$386,225
Petroleos Mexicanos (S)	6.500	03-13-27		655,000	734,583
Petroleos Mexicanos	6.500	06-02-41		1,650,000	1,730,438
Petroleos Mexicanos (S)	6.750	09-21-47		100,000	106,911
Petroleos Mexicanos	6.750	09-21-47		660,000	706,728
Petroleos Mexicanos	6.875	08-04-26		200,000	229,960
Petroleos Mexicanos	7.190	09-12-24	MXN	1,000,000	50,931
Petroleos Mexicanos	7.470	11-12-26	MXN	3,030,000	153,459
Phillips 66 (3 month LIBOR + 0.650%) (P)(S)	1.954	04-15-19		40,000	40,037
Plains All American Pipeline LP	2.850	01-31-23		100,000	96,749
Plains All American Pipeline LP	4.500	12-15-26		50,000	51,137
Plains All American Pipeline LP	5.750	01-15-20		35,000	37,388
Plains All American Pipeline LP	6.500	05-01-18		160,000	164,362
QEP Resources, Inc.	5.250	05-01-23		160,000	152,000
QEP Resources, Inc.	5.375	10-01-22		290,000	279,125
QEP Resources, Inc.	6.875	03-01-21		375,000	389,063
Range Resources Corp.	4.875	05-15-25		350,000	335,125
Rockies Express Pipeline LLC (S)	6.000	01-15-19		100,000	103,375
Sabine Pass Liquefaction LLC	4.200	03-15-28		880,000	883,474
Sabine Pass Liquefaction LLC	5.000	03-15-27		615,000	651,797
Sabine Pass Liquefaction LLC	5.625	02-01-21		100,000	108,263
Sabine Pass Liquefaction LLC	5.750	05-15-24		100,000	111,214
Sabine Pass Liquefaction LLC	5.875	06-30-26		100,000	111,706
Schlumberger Holdings Corp. (S)	4.000	12-21-25		385,000	407,483
SemGroup Corp. (S)	6.375	03-15-25		280,000	275,800
Seven Generations Energy, Ltd. (S)	6.875	06-30-23		125,000	130,000
Seven Generations Energy, Ltd. (S)	6.750	05-01-23		495,000	515,419
SM Energy Company	6.500	01-01-23		100,000	95,750
Spectra Energy Partners LP	2.950	09-25-18		90,000	90,911
Spectra Energy Partners LP	3.375	10-15-26		226,000	225,509
Tallgrass Energy Partners LP (S)	5.500	09-15-24		565,000	565,000
Tapstone Energy LLC (S)	9.750	06-01-22		220,000	176,000
Targa Resources Partners LP	4.250	11-15-23		50,000	49,625
Targa Resources Partners LP (S)	5.125	02-01-25		575,000	590,813
Targa Resources Partners LP	5.250	05-01-23		50,000	51,125
Targa Resources Partners LP	6.750	03-15-24		350,000	378,875
Transcanada Trust (5.300% to 3-15-27, then 3 month LIBOR +3.958%)	5.300	03-15-77		305,000	314,211
Valero Energy Corp.	9.375	03-15-19		40,000	44,422
Western Gas Partners LP	5.450	04-01-44		195,000	200,639
Whiting Petroleum Corp.	5.750	03-15-21		25,000	23,500
Whiting Petroleum Corp.	6.250	04-01-23		143,000	132,633
Williams Partners LP	4.000	09-15-25		145,000	149,875

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       40

	Rate (%)	Maturity date	Par value^		Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Woodside Finance, Ltd. (S)	3.650	03-05-25		215,000	$217,582
Woodside Finance, Ltd. (S)	3.700	09-15-26		422,000	426,025
WPX Energy, Inc.	8.250	08-01-23		210,000	230,475
YPF SA	8.500	07-28-25		460,000	531,760
YPF SA (S)	8.750	04-04-24		280,000	326,340
YPF SA (Argentina Deposit Rate Badlar Private Banks + 4.000%) (P)(S)	24.104	07-07-20		65,000	65,650
Financials 7.6%					69,249,307
Banks 4.5%
ABN AMRO Bank NV (S)	2.100	01-18-19		200,000	200,968
Akbank Turk AS	7.500	02-05-18	TRY	700,000	196,809
Akbank Turk AS (7.200% to 3-16-22, then 5 Year U.S. Swap Rate + 5.026%) (S)	7.200	03-16-27		200,000	211,768
Alliant Holdings Intermediate LLC (S)	8.250	08-01-23		600,000	630,000
Banco Bilbao Vizcaya Argentaria SA	3.000	10-20-20		405,000	414,370
Banco Bilbao Vizcaya Argentaria SA	3.500	02-10-27	EUR	100,000	131,003
Banco Bilbao Vizcaya Argentaria SA (7.000% to 2-19-19, then 5 Year Euro Swap Rate + 6.155%) (Q)	7.000	02-19-19	EUR	400,000	493,742
Banco de Bogota SA	6.250	05-12-26		200,000	216,500
Banco de Galicia y Buenos Aires SA (8.250% to 7-19-21, then 5 Year CMT + 7.156%) (S)	8.250	07-19-26		400,000	449,408
Banco do Brasil SA (9.000% to 6-18-24, then 3 month LIBOR + 6.362%) (Q)	9.000	06-18-24		410,000	436,035
Banco Hipotecario SA	9.750	11-30-20		50,000	56,825
Banco Macro SA (S)	17.500	05-08-22	ARS	2,300,000	129,662
Banco Macro SA (6.750% to 11-4-21, then 5 Year U.S. Swap Rate + 5.463%) (S)	6.750	11-04-26		300,000	312,759
Banco Mercantil del Norte SA (5.750% to 10-4-26, then 5 Year CMT + 4.447%) (S)	5.750	10-04-31		250,000	254,688
Banco Mercantil del Norte SA (7.625% to 1-10-28, then 10 Year CMT + 5.353%) (Q)(S)	7.625	01-10-28		200,000	214,750
Banco Nacional de Comercio Exterior SNC (3.800% to 8-11-21, then 5 Year CMT + 3.000%) (S)	3.800	08-11-26		200,000	200,000
Banco Santander Chile (S)	3.875	09-20-22		150,000	157,561
Banco Santander SA	1.375	02-09-22	EUR	100,000	122,329
Banco Santander SA	3.500	04-11-22		400,000	412,841
Bank of America Corp.	2.503	10-21-22		45,000	44,686
Bank of America Corp.	2.625	04-19-21		45,000	45,478
Bank of America Corp.	3.248	10-21-27		550,000	542,105
Bank of America Corp.	3.300	01-11-23		530,000	545,119

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       41

	Rate (%)	Maturity date	Par value^		Value
Financials (continued)
Banks (continued)
Bank of America Corp.	3.950	04-21-25		740,000	$764,181
Bank of America Corp.	4.000	04-01-24		500,000	531,253
Bank of America Corp.	4.183	11-25-27		300,000	310,680
Bank of America Corp.	4.200	08-26-24		415,000	437,054
Bank of America Corp.	5.625	07-01-20		40,000	43,799
Bank of America Corp.	5.650	05-01-18		60,000	61,506
Bank of America Corp.	6.875	04-25-18		90,000	92,915
Bank of America Corp. (1.379% to 2-7-24 then 3 month EURIBOR + 1.030%)	1.379	02-07-25	EUR	100,000	121,140
Bank of America Corp. (3 month LIBOR + 1.160%) (P)	2.467	01-20-23		110,000	111,040
Bank of America Corp. (3.824% to 1-20-27, then 3 month LIBOR + 1.575%)	3.824	01-20-28		665,000	685,792
Bank of America Corp. (4.244% to 4-24-37, then 3 month LIBOR + 1.814%)	4.244	04-24-38		405,000	426,632
Banque Federative du Credit Mutuel SA (S)	2.500	10-29-18		225,000	227,098
Barclays Bank PLC	5.140	10-14-20		375,000	402,889
Barclays Bank PLC (S)	6.050	12-04-17		105,000	106,110
Barclays PLC	1.875	12-08-23	EUR	100,000	125,532
Barclays PLC	3.684	01-10-23		295,000	303,148
Barclays PLC (7.875% to 9-15-22, then 5 Year British Pound Swap Rate + 6.099%) (Q)	7.875	09-15-22	GBP	310,000	443,593
BBVA Bancomer SA (S)	4.375	04-10-24		465,000	488,250
BBVA Subordinated Capital SAU (3.500% to 4-11-19, then 5 Year Euro Swap Rate + 2.550%)	3.500	04-11-24	EUR	200,000	249,798
BNP Paribas SA (S)	2.950	05-23-22		200,000	202,316
BNP Paribas SA (S)	3.800	01-10-24		205,000	213,319
BNP Paribas SA (7.375% to 8-19-25, then 5 Year U.S. Swap Rate + 5.150%) (Q)	7.375	08-19-25		355,000	400,706
BPCE SA	1.125	01-18-23	EUR	100,000	121,432
BPCE SA	2.500	12-10-18		250,000	252,341
BPCE SA (S)	3.000	05-22-22		500,000	504,390
BPCE SA (S)	4.500	03-15-25		200,000	207,175
BPCE SA (S)	4.875	04-01-26		360,000	383,325
BPCE SA (S)	5.150	07-21-24		200,000	215,792
Citigroup, Inc.	1.700	04-27-18		40,000	40,001
Citigroup, Inc.	1.800	02-05-18		15,000	15,010
Citigroup, Inc.	1.850	11-24-17		140,000	140,087
Citigroup, Inc.	2.050	06-07-19		35,000	35,073
Citigroup, Inc.	2.900	12-08-21		105,000	106,876
Citigroup, Inc.	3.500	05-15-23		80,000	81,776
Citigroup, Inc.	4.600	03-09-26		260,000	277,481

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       42

	Rate (%)	Maturity date	Par value^		Value
Financials (continued)
Banks (continued)
Citigroup, Inc.	6.250	09-02-19	GBP	45,000	$64,166
Citigroup, Inc. (2.876% to 7-24-22, then 3 month LIBOR + 0.950%)	2.876	07-24-23		395,000	397,284
Citigroup, Inc. (3 month LIBOR + 0.790%) (P)	2.094	01-10-20		115,000	115,898
Citigroup, Inc. (3 month LIBOR + 1.380%) (P)	2.676	03-30-21		50,000	51,150
Citigroup, Inc. (3.887% to 1-10-27, then 3 month LIBOR + 1.563%)	3.887	01-10-28		1,025,000	1,059,741
Citizens Bank NA	2.300	12-03-18		250,000	251,260
Cooperatieve Rabobank UA (2.500% to 5-26-21, then 5 Year Euro Swap Rate + 1.400%)	2.500	05-26-26	EUR	100,000	126,278
Credit Agricole SA	1.000	09-16-24	EUR	100,000	122,057
Credit Agricole SA	1.875	12-20-26	EUR	100,000	123,362
Credit Agricole SA (S)	2.750	06-10-20		335,000	341,141
Credit Agricole SA (7.875% to 1-23-24, then 5 Year U.S. Swap Rate + 4.898%) (Q)(S)	7.875	01-23-24		375,000	420,938
Dexia Credit Local SA	0.625	01-21-22	EUR	150,000	182,894
Dexia Credit Local SA	2.125	02-12-25	GBP	200,000	270,514
DNB Boligkreditt AS	1.875	11-21-22	EUR	165,000	214,508
European Investment Bank	1.250	05-12-25	SEK	4,130,000	529,898
European Investment Bank (S)	6.950	02-06-20	IDR	1,360,000,000	103,820
European Investment Bank	8.000	04-01-20	TRY	315,000	87,314
Grupo Financiero Santander Mexico SAB de CV (8.500% to 1-20-22, then 5 Year U.S. Treasury Note + 6.472%) (Q)	8.500	01-20-22		200,000	213,484
HBOS PLC (S)	6.750	05-21-18		100,000	103,323
Heta Asset Resolution AG	2.375	12-13-22	EUR	700,000	912,026
HSBC Bank PLC (3 month LIBOR + 0.640%) (P)(S)	1.955	05-15-18		215,000	215,786
HSBC Holdings PLC	2.650	01-05-22		200,000	201,453
HSBC Holdings PLC	2.950	05-25-21		225,000	229,675
HSBC Holdings PLC	5.750	12-20-27	GBP	55,000	89,062
HSBC Holdings PLC (3.375% to 1-10-19, then 5 Year Euro Swap Rate + 1.950%)	3.375	01-10-24	EUR	100,000	124,198
HSBC Holdings PLC (6.375% to 3-30-25, then 5 Year U.S. ISDAFIX + 4.368%) (Q)	6.375	03-30-25		200,000	214,250
ING Bank NV (3.625% to 2-25-21, then 5 Year Euro Swap Rate + 2.250%)	3.625	02-25-26	EUR	100,000	130,988
ING Bank NV (4.125% to 11-21-18, then 5 Year U.S. ISDAFIX + 2.700%)	4.125	11-21-23		200,000	204,188
Inter-American Development Bank	4.400	01-26-26	CAD	200,000	182,470
Inter-American Development Bank	7.000	02-04-19	IDR	800,000,000	60,329

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       43

	Rate (%)	Maturity date	Par value^		Value
Financials (continued)
Banks (continued)
Intesa Sanpaolo SpA	1.375	01-18-24	EUR	100,000	$120,294
Intesa Sanpaolo SpA (S)	3.125	07-14-22		600,000	601,574
Intesa Sanpaolo SpA	3.928	09-15-26	EUR	100,000	128,036
Intesa Sanpaolo SpA (7.700% to 9-17-25, then 5 Year U.S. Swap Rate + 5.462%) (Q)(S)	7.700	09-17-25		705,000	737,606
Islandsbanki HF	1.750	09-07-20	EUR	100,000	123,036
JPMorgan Chase & Co.	2.950	10-01-26		355,000	349,559
JPMorgan Chase & Co.	3.300	04-01-26		135,000	136,182
JPMorgan Chase & Co.	3.900	07-15-25		80,000	84,690
JPMorgan Chase & Co. (3 month LIBOR + 0.550%) (P)	1.771	03-09-21		105,000	105,183
JPMorgan Chase & Co. (3 month LIBOR + 1.230%) (P)	2.543	10-24-23		890,000	906,043
JPMorgan Chase & Co. (3.782% to 2-1-27, then 3 month LIBOR +1.337%)	3.782	02-01-28		465,000	482,600
JPMorgan Chase & Co. (3.882% to 7-24-37, then 3 month LIBOR + 1.360%)	3.882	07-24-38		1,250,000	1,262,938
KFW	4.700	06-02-37	CAD	20,000	19,816
KFW	4.700	06-02-37	CAD	100,000	98,404
KFW	5.550	06-07-21	GBP	100,000	153,150
KFW	6.000	08-20-20	AUD	439,000	385,326
Landsbankinn HF	1.625	03-15-21	EUR	420,000	516,041
Landwirtschaftliche Rentenbank	2.250	07-23-21	CAD	280,000	226,881
M&T Bank Corp. (5.125% to 11-1-26, then 3 month LIBOR + 3.520%) (Q)	5.125	11-01-26		410,000	431,013
Manufacturers & Traders Trust Company	3.400	08-17-27		250,000	253,574
Mitsubishi UFJ Financial Group, Inc. (3 month LIBOR + 0.920%) (P)	2.235	02-22-22		65,000	65,479
Nordea Bank AB (S)	4.875	05-13-21		300,000	323,383
Nordea Hypotek AB	1.000	04-08-22	SEK	9,100,000	1,166,878
Nordea Hypotek AB	1.250	05-19-21	SEK	1,000,000	130,125
Realkredit Danmark A/S	2.000	04-01-24	DKK	2,000,000	351,059
Santander Issuances SAU	3.125	01-19-27	EUR	100,000	127,208
Santander UK Group Holdings PLC	2.875	10-16-20		105,000	106,692
Santander UK Group Holdings PLC	2.875	08-05-21		330,000	332,552
Santander UK Group Holdings PLC	3.125	01-08-21		260,000	265,416
Santander UK Group Holdings PLC	3.571	01-10-23		200,000	205,080
Sberbank of Russia	6.125	02-07-22		400,000	436,904
Sberbank of Russia (5.500% to 2-26-19, then 5 Year CMT + 4.023%)	5.500	02-26-24		200,000	204,704
Skandinaviska Enskilda Banken AB	1.500	06-17-20	SEK	1,000,000	130,808
Societe Generale SA	5.400	01-30-18	GBP	25,000	32,912

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       44

	Rate (%)	Maturity date	Par value^		Value
Financials (continued)
Banks (continued)
Societe Generale SA (7.375% to 9-13-21, then 5 Year U.S. Swap Rate + 6.238%) (Q)(S)	7.375	09-13-21		390,000	$421,688
Standard Chartered Bank	7.750	04-03-18	GBP	50,000	67,141
Standard Chartered PLC (S)	2.100	08-19-19		200,000	200,018
Standard Chartered PLC (4.000% to 10-21-20, then 5 Year Euro Swap Rate + 2.300%)	4.000	10-21-25	EUR	100,000	129,857
Standard Chartered PLC (7.500% to 4-2-22, then 5 Year U.S. Swap Rate + 6.301%) (Q)(S)	7.500	04-02-22		620,000	671,336
SunTrust Banks, Inc.	2.350	11-01-18		105,000	105,653
Swedbank AB (S)	1.750	03-12-18		235,000	235,268
TC Ziraat Bankasi AS	4.750	04-29-21		300,000	306,375
The Bank of East Asia, Ltd. (4.250% to 11-20-19, then 5 Year CMT + 2.700%)	4.250	11-20-24		200,000	204,338
The PNC Financial Services Group, Inc. (5.000% to 11-1-26, then 3 month LIBOR + 3.300%) (Q)	5.000	11-01-26		450,000	470,250
The Royal Bank of Scotland Group PLC	3.875	09-12-23		270,000	276,421
The Toronto-Dominion Bank (3.625% to 9-15-26, 5 Year U.S. Swap Rate + 2.205%)	3.625	09-15-31		515,000	516,012
Turkiye Garanti Bankasi AS	7.375	03-07-18	TRY	300,000	83,372
UniCredit Bank Czech Republic & Slovakia AS	0.625	04-30-20	EUR	200,000	239,765
UniCredit SpA	2.000	03-04-23	EUR	100,000	125,310
UniCredit SpA	3.625	01-24-19	EUR	100,000	125,112
UniCredit SpA (S)	3.750	04-12-22		205,000	210,541
UniCredit SpA (S)	4.625	04-12-27		970,000	1,020,159
UniCredit SpA (5.861% to 6-19-27, then 5 Year U.S. ISDAFIX + 3.703%) (S)	5.861	06-19-32		495,000	518,448
UniCredit SpA (8.000% to 6-3-24, then 5 Year U.S. Swap Rate + 5.180%) (Q)	8.000	06-03-24		690,000	722,982
Vnesheconombank	6.800	11-22-25		200,000	224,000
Capital markets 1.2%
CBOE Holdings, Inc.	1.950	06-28-19		45,000	45,018
Credit Suisse Group AG (7.500% to 12-11-23, then 5 Year U.S. Swap Rate + 4.598%) (Q)(S)	7.500	12-11-23		355,000	399,341
Credit Suisse Group Funding Guernsey, Ltd.	1.250	04-14-22	EUR	200,000	244,940
Credit Suisse Group Funding Guernsey, Ltd.	3.125	12-10-20		405,000	414,272
LPL Holdings, Inc. (S)	5.750	09-15-25		375,000	392,813
Morgan Stanley	1.375	10-27-26	EUR	200,000	235,072
Morgan Stanley	3.125	07-27-26		280,000	276,361

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       45

	Rate (%)	Maturity date	Par value^		Value
Financials (continued)
Capital markets (continued)
Morgan Stanley	3.625	01-20-27		395,000	$403,773
Morgan Stanley	3.700	10-23-24		95,000	98,961
Morgan Stanley	3.750	02-25-23		660,000	692,266
Morgan Stanley	3.875	01-27-26		170,000	177,706
Morgan Stanley	4.350	09-08-26		815,000	856,428
Morgan Stanley (3 month LIBOR + 0.850%) (P)	2.163	01-24-19		310,000	312,083
Morgan Stanley (3 month LIBOR + 1.280%) (P)	2.594	04-25-18		130,000	130,860
Morgan Stanley (3.971% to 7-22-37, then 3 month LIBOR + 1.455%)	3.971	07-22-38		570,000	576,614
MSCI, Inc. (S)	4.750	08-01-26		185,000	191,938
MSCI, Inc. (S)	5.250	11-15-24		200,000	213,000
S&P Global, Inc.	2.500	08-15-18		25,000	25,162
The Goldman Sachs Group, Inc.	1.625	07-27-26	EUR	100,000	120,099
The Goldman Sachs Group, Inc.	1.950	07-23-19		40,000	40,033
The Goldman Sachs Group, Inc.	2.300	12-13-19		60,000	60,376
The Goldman Sachs Group, Inc.	2.750	09-15-20		15,000	15,249
The Goldman Sachs Group, Inc.	3.000	04-26-22		125,000	127,069
The Goldman Sachs Group, Inc.	3.500	11-16-26		760,000	765,767
The Goldman Sachs Group, Inc.	3.850	01-26-27		305,000	314,201
The Goldman Sachs Group, Inc.	5.500	10-12-21	GBP	15,000	22,456
The Goldman Sachs Group, Inc.	5.750	01-24-22		635,000	717,260
The Goldman Sachs Group, Inc.	6.150	04-01-18		285,000	292,147
The Goldman Sachs Group, Inc. (3 month LIBOR + 1.110%) (P)	2.424	04-26-22		80,000	80,829
The Goldman Sachs Group, Inc. (3 month LIBOR + 1.770%) (P)	3.087	02-25-21		100,000	103,630
UBS AG	1.375	04-16-21	EUR	246,000	307,957
UBS Group Funding Switzerland AG (S)	3.491	05-23-23		775,000	797,503
UBS Group Funding Switzerland AG (S)	4.125	09-24-25		870,000	922,879
UBS Group Funding Switzerland AG (3 month LIBOR + 1.220%) (P)(S)	2.534	05-23-23		210,000	213,129
Consumer finance 0.4%
Ally Financial, Inc.	5.125	09-30-24		75,000	80,813
Ally Financial, Inc.	5.750	11-20-25		690,000	744,993
American Express Credit Corp.	2.200	03-03-20		110,000	110,892
American Greetings Corp. (S)	7.875	02-15-25		110,000	119,350
Capital One Bank USA NA	3.375	02-15-23		400,000	407,558
Capital One NA	1.850	09-13-19		265,000	263,891
Daimler Finance North America LLC (S)	1.650	05-18-18		150,000	150,050
Discover Financial Services	3.750	03-04-25		420,000	423,394
Discover Financial Services	3.950	11-06-24		190,000	196,357
Discover Financial Services	4.100	02-09-27		515,000	527,572

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       46

	Rate (%)	Maturity date	Par value^		Value
Financials (continued)
Consumer finance (continued)
Discover Financial Services	10.250	07-15-19		245,000	$277,284
Navient Corp.	8.000	03-25-20		250,000	275,938
Santander Consumer Finance SA	0.900	02-18-20	EUR	300,000	364,588
SLM Corp.	5.125	04-05-22		60,000	61,200
Diversified financial services 0.5%
AerCap Ireland Capital DAC	3.500	05-26-22		300,000	308,300
AerCap Ireland Capital DAC	3.650	07-21-27		235,000	236,203
AerCap Ireland Capital DAC	3.950	02-01-22		695,000	724,986
Amigo Luxembourg SA (S)	7.625	01-15-24	GBP	100,000	134,338
Cabot Financial Luxembourg SA (S)	7.500	10-01-23	GBP	150,000	209,649
DAE Funding LLC (S)	4.000	08-01-20		190,000	191,900
DAE Funding LLC (S)	4.500	08-01-22		165,000	168,300
DAE Funding LLC (S)	5.000	08-01-24		355,000	362,988
Emirates NBD Tier 1, Ltd. (5.750% to 5-30-19, then 5 Year U.S. Swap Rate + 4.513%) (Q)	5.750	05-30-19		200,000	204,752
GAIF Bond Issuer Pty, Ltd. (S)	3.400	09-30-26		125,000	124,353
GE Capital UK Funding Company	5.625	04-25-19	GBP	30,000	41,851
GTLK Europe DAC	5.125	05-31-24		200,000	202,131
Leeds Building Society	2.625	04-01-21	EUR	150,000	192,115
Lincoln Finance, Ltd. (S)	6.875	04-15-21	EUR	100,000	126,934
NFP Corp. (S)	6.875	07-15-25		310,000	314,650
Proven Honour Capital, Ltd.	4.125	05-19-25		800,000	837,250
RCI Banque SA	3.250	04-25-18	GBP	20,000	26,232
Insurance 0.9%
American International Group, Inc.	1.875	06-21-27	EUR	100,000	121,130
American International Group, Inc.	3.300	03-01-21		265,000	274,263
Aon PLC	2.800	03-15-21		110,000	112,042
Arch Capital Finance LLC	4.011	12-15-26		150,000	157,920
Aviva PLC (6.875% to 5-22-18, then 3 month EURIBOR + 3.350%)	6.875	05-22-38	EUR	50,000	62,244
AXA SA (3.875% to 10-8-25, then 11 Year Euro Swap Rate + 3.250%) (Q)	3.875	10-08-25	EUR	100,000	131,247
AXA SA (5.250% to 4-16-20, then 3 month EURIBOR + 3.050%)	5.250	04-16-40	EUR	50,000	66,922
Chubb INA Holdings, Inc.	4.350	11-03-45		125,000	138,211
Cloverie PLC (7.500% until 7-24-19, then 3 month EURIBOR + 5.850%)	7.500	07-24-39	EUR	50,000	67,628
CNA Financial Corp.	5.875	08-15-20		430,000	473,689
CNA Financial Corp.	6.950	01-15-18		25,000	25,465
CNA Financial Corp.	7.350	11-15-19		35,000	38,958
CNO Financial Group, Inc.	4.500	05-30-20		155,000	159,650
CNO Financial Group, Inc.	5.250	05-30-25		485,000	515,313

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       47

	Rate (%)	Maturity date	Par value^		Value
Financials (continued)
Insurance (continued)
First American Financial Corp.	4.600	11-15-24		245,000	$255,299
Hub Holdings LLC, PIK (8.125% Cash or 8.875% PIK) (S)	8.125	07-15-19		457,000	458,143
Liberty Mutual Group, Inc. (S)	4.850	08-01-44		845,000	922,209
Lincoln National Corp.	3.625	12-12-26		465,000	475,974
Marsh & McLennan Companies, Inc.	3.500	03-10-25		215,000	224,199
Marsh & McLennan Companies, Inc.	4.350	01-30-47		70,000	75,982
MetLife, Inc.	5.250	06-29-20	GBP	50,000	72,505
Metropolitan Life Global Funding I (S)	1.500	01-10-18		160,000	160,030
Metropolitan Life Global Funding I	3.500	09-30-26	GBP	100,000	149,185
Nationwide Building Society (S)	3.900	07-21-25		200,000	211,628
Nationwide Building Society (4.125% to 3-20-18, then 5 Year Euro Swap Rate + 3.300%)	4.125	03-20-23	EUR	130,000	157,961
Principal Financial Group, Inc. (4.700% to 5-15-20, then 3 month LIBOR + 3.044%)	4.700	05-15-55		670,000	694,790
Principal Life Global Funding II (S)	1.500	04-18-19		45,000	44,797
Provident Companies, Inc.	7.000	07-15-18		75,000	78,245
Prudential Financial, Inc. (5.375% to 5-15-25, then 3 month LIBOR + 3.031%)	5.375	05-15-45		290,000	311,025
Reinsurance Group of America, Inc.	5.000	06-01-21		105,000	114,242
Reinsurance Group of America, Inc.	6.450	11-15-19		390,000	426,142
RSA Insurance Group PLC (5.125% to 10-10-25, then 5 Year U.K. Treasury + 3.852%)	5.125	10-10-45	GBP	100,000	147,218
Trinity Acquisition PLC	3.500	09-15-21		180,000	185,584
Unum Group	3.000	05-15-21		75,000	76,513
Unum Group	5.625	09-15-20		115,000	126,097
Voya Financial, Inc.	2.900	02-15-18		62,000	62,363
Willis North America, Inc.	3.600	05-15-24		390,000	401,522
XLIT, Ltd.	2.300	12-15-18		120,000	120,690
Thrifts and mortgage finance 0.1%
Housing Development Finance Corp., Ltd.	6.875	04-30-20	INR	50,000,000	772,952
Quicken Loans, Inc. (S)	5.750	05-01-25		395,000	413,763
Health care 2.5%					22,826,738
Biotechnology 0.5%
AbbVie, Inc.	1.800	05-14-18		220,000	220,225
AbbVie, Inc.	3.200	05-14-26		190,000	189,855
AbbVie, Inc.	4.450	05-14-46		340,000	354,893
Baxalta, Inc.	2.000	06-22-18		20,000	20,037
Baxalta, Inc.	4.000	06-23-25		260,000	273,941
Baxalta, Inc. (3 month LIBOR + 0.780%) (P)	2.067	06-22-18		30,000	30,119
Biogen, Inc.	2.900	09-15-20		45,000	46,054

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       48

	Rate (%)	Maturity date	Par value^	Value
Health care (continued)
Biotechnology (continued)
Celgene Corp.	2.125	08-15-18	25,000	$25,111
Celgene Corp.	2.300	08-15-18	20,000	20,120
Celgene Corp.	3.625	05-15-24	465,000	485,677
Celgene Corp.	3.875	08-15-25	565,000	598,336
Gilead Sciences, Inc.	3.650	03-01-26	410,000	430,417
Shire Acquisitions Investments Ireland DAC	1.900	09-23-19	210,000	209,384
Shire Acquisitions Investments Ireland DAC	2.400	09-23-21	60,000	59,570
Shire Acquisitions Investments Ireland DAC	2.875	09-23-23	565,000	562,047
Shire Acquisitions Investments Ireland DAC	3.200	09-23-26	770,000	757,798
Shire Acquisitions Investments Ireland DAC	3.200	09-23-26	80,000	78,686
Health care equipment and supplies 0.5%
Abbott Laboratories	2.350	11-22-19	175,000	176,541
Abbott Laboratories	2.900	11-30-21	80,000	81,382
Abbott Laboratories	3.400	11-30-23	605,000	623,455
Abbott Laboratories	3.750	11-30-26	510,000	528,039
Becton, Dickinson and Company	2.404	06-05-20	90,000	90,485
Becton, Dickinson and Company	2.675	12-15-19	85,000	86,225
Becton, Dickinson and Company	3.363	06-06-24	270,000	273,299
Becton, Dickinson and Company	3.700	06-06-27	955,000	966,912
Becton, Dickinson and Company	3.734	12-15-24	195,000	201,468
Becton, Dickinson and Company	4.669	06-06-47	615,000	640,307
Danaher Corp.	4.375	09-15-45	245,000	278,708
Hill-Rom Holdings, Inc. (S)	5.750	09-01-23	125,000	131,563
Kinetic Concepts, Inc. (S)	12.500	11-01-21	445,000	496,175
Health care providers and services 1.1%
Anthem, Inc.	2.300	07-15-18	85,000	85,432
Anthem, Inc.	3.500	08-15-24	390,000	406,023
Anthem, Inc.	4.650	01-15-43	120,000	131,956
Catholic Health Initiatives	1.600	11-01-17	25,000	25,000
Catholic Health Initiatives	2.600	08-01-18	120,000	120,760
Catholic Health Initiatives	2.950	11-01-22	85,000	83,830
Centene Corp.	6.125	02-15-24	175,000	188,344
Community Health Systems, Inc.	6.250	03-31-23	300,000	302,250
Community Health Systems, Inc.	6.875	02-01-22	440,000	365,200
DaVita, Inc.	5.000	05-01-25	425,000	430,865
DaVita, Inc.	5.125	07-15-24	425,000	433,766
Eagle Holding Company II LLC, PIK (7.625% Cash or 8.375% PIK) (S)	7.625	05-15-22	100,000	103,375
Express Scripts Holding Company	2.250	06-15-19	10,000	10,045
Express Scripts Holding Company	3.000	07-15-23	95,000	95,656
Express Scripts Holding Company	3.300	02-25-21	20,000	20,669
Express Scripts Holding Company	3.400	03-01-27	285,000	283,296
Express Scripts Holding Company	4.500	02-25-26	620,000	669,004

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       49

	Rate (%)	Maturity date	Par value^		Value
Health care (continued)
Health care providers and services (continued)
Express Scripts Holding Company	4.800	07-15-46		250,000	$262,965
HCA, Inc.	3.750	03-15-19		95,000	96,663
HCA, Inc.	5.000	03-15-24		525,000	557,813
HCA, Inc.	5.250	06-15-26		300,000	322,875
HCA, Inc.	5.375	02-01-25		200,000	211,000
HCA, Inc.	5.500	06-15-47		290,000	299,788
Humana, Inc.	2.625	10-01-19		75,000	75,983
Humana, Inc.	3.850	10-01-24		300,000	317,318
Humana, Inc.	3.950	03-15-27		70,000	74,156
Humana, Inc.	4.950	10-01-44		635,000	731,425
Kaiser Foundation Hospitals	3.500	04-01-22		200,000	210,403
Medco Health Solutions, Inc.	4.125	09-15-20		60,000	63,307
MEDNAX, Inc. (S)	5.250	12-01-23		285,000	294,975
Molina Healthcare, Inc.	5.375	11-15-22		225,000	234,563
MPH Acquisition Holdings LLC (S)	7.125	06-01-24		100,000	107,250
SP Finco LLC (S)	6.750	07-01-25		80,000	75,500
Surgery Center Holdings, Inc. (S)	8.875	04-15-21		225,000	231,188
Team Health Holdings, Inc. (S)	6.375	02-01-25		295,000	284,719
Tenet Healthcare Corp. (S)	5.125	05-01-25		290,000	291,798
Tenet Healthcare Corp.	6.750	06-15-23		425,000	421,643
Tenet Healthcare Corp. (S)	7.500	01-01-22		200,000	216,000
Tenet Healthcare Corp.	8.125	04-01-22		450,000	472,500
WellCare Health Plans, Inc.	5.250	04-01-25		295,000	309,013
Health care technology 0.0%
Change Healthcare Holdings LLC (S)	5.750	03-01-25		95,000	97,731
Life sciences tools and services 0.1%
Agilent Technologies, Inc.	6.500	11-01-17		35,000	35,227
Life Technologies Corp.	6.000	03-01-20		490,000	534,010
PerkinElmer, Inc.	1.875	07-19-26	EUR	100,000	121,127
Thermo Fisher Scientific, Inc.	3.200	08-15-27		225,000	225,336
Pharmaceuticals 0.3%
Allergan Funding SCS	2.350	03-12-18		105,000	105,341
Endo Finance LLC (S)	6.000	02-01-25		250,000	205,625
Endo Finance LLC (S)	7.250	01-15-22		225,000	216,563
Teva Pharmaceutical Finance Netherlands III BV	1.400	07-20-18		135,000	134,004
Teva Pharmaceutical Finance Netherlands III BV	1.700	07-19-19		145,000	141,707
Teva Pharmaceutical Finance Netherlands III BV	2.200	07-21-21		1,025,000	975,455
Teva Pharmaceutical Finance Netherlands III BV	2.800	07-21-23		365,000	343,983

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       50

	Rate (%)	Maturity date	Par value^	Value
Health care (continued)
Pharmaceuticals (continued)
Valeant Pharmaceuticals International, Inc. (S)	6.375	10-15-20	340,000	$336,702
Valeant Pharmaceuticals International, Inc. (S)	6.500	03-15-22	425,000	445,719
Valeant Pharmaceuticals International, Inc. (S)	7.000	03-15-24	50,000	53,063
Industrials 2.3%				20,327,693
Aerospace and defense 0.3%
Bombardier, Inc. (S)	8.750	12-01-21	625,000	709,956
Lockheed Martin Corp.	3.600	03-01-35	80,000	79,669
Lockheed Martin Corp.	4.500	05-15-36	535,000	594,356
Rockwell Collins, Inc.	1.950	07-15-19	30,000	30,038
StandardAero Aviation Holdings, Inc. (S)	10.000	07-15-23	840,000	932,400
Triumph Group, Inc. (S)	7.750	08-15-25	205,000	210,945
Air freight and logistics 0.0%
Park-Ohio Industries, Inc.	6.625	04-15-27	110,000	116,600
Airlines 0.4%
Air Canada (S)	7.750	04-15-21	135,000	154,454
American Airlines 2013-1 Class B Pass Through Trust (S)	5.625	01-15-21	66,646	70,145
American Airlines 2013-2 Class A Pass Through Trust	4.950	07-15-24	175,075	187,681
American Airlines 2014-1 Class B Pass Through Trust	4.375	04-01-24	58,433	60,005
American Airlines 2015-1 Class B Pass Through Trust	3.700	11-01-24	112,942	112,095
American Airlines 2016-1 Class AA Pass Through Trust	3.575	07-15-29	195,077	201,163
American Airlines 2016-2 Class A Pass Through Trust	3.650	12-15-29	131,490	134,028
American Airlines 2017-1B Class B Pass Through Trust	4.950	08-15-26	250,000	260,950
American Airlines 2017-2 Class A Pass Through Trust	3.600	04-15-31	260,000	262,122
American Airlines 2017-2 Class AA Pass Through Trust	3.350	04-15-31	100,000	101,050
Continental Airlines 2009-2 Class A Pass Through Trust	7.250	05-10-21	22,780	25,058
Continental Airlines 2012-1 Class A Pass Through Trust	4.150	10-11-25	124,484	131,020
Delta Air Lines 2007-1 Class A Pass Through Trust	6.821	02-10-24	67,799	78,469
Delta Air Lines 2009-1 Class A Pass Through Trust	7.750	06-17-21	15,392	16,854

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       51

	Rate (%)	Maturity date	Par value^		Value
Industrials (continued)
Airlines (continued)
Delta Air Lines 2010-2 Class A Pass Through Trust	4.950	11-23-20		28,532	$29,562
Delta Air Lines 2011-1 Class A Pass Through Trust	5.300	10-15-20		28,960	30,263
Delta Air Lines, Inc.	2.875	03-13-20		105,000	106,686
Delta Air Lines, Inc.	3.625	03-15-22		350,000	361,213
Southwest Airlines Company	2.750	11-06-19		110,000	111,850
Southwest Airlines Company	3.000	11-15-26		395,000	389,059
United Airlines 2014-1 Class B Pass Through Trust	4.750	10-11-23		252,771	262,882
United Airlines 2014-2 Class B Pass Through Trust	4.625	03-03-24		445,966	460,460
US Airways 2010-1 Class A Pass Through Trust	6.250	10-22-24		64,328	72,369
US Airways 2012-2 Class A Pass Through Trust	4.625	12-03-26		180,875	193,536
US Airways 2013-1 Class A Pass Through Trust	3.950	05-15-27		197,360	206,241
Building products 0.1%
Masco Corp.	3.500	11-15-27		285,000	285,944
Masonite International Corp. (S)	5.625	03-15-23		125,000	130,313
NCI Building Systems, Inc. (S)	8.250	01-15-23		150,000	160,688
Commercial services and supplies 0.2%
Advanced Disposal Services, Inc. (S)	5.625	11-15-24		150,000	156,000
Brambles USA, Inc. (S)	4.125	10-23-25		90,000	93,704
HPHT Finance 15, Ltd. (S)	2.250	03-17-18		600,000	599,960
Prime Security Services Borrower LLC (S)	9.250	05-15-23		570,000	629,850
Prosegur Cia de Seguridad SA	2.750	04-02-18	EUR	100,000	120,902
Red de Carreteras de Occidente SAPIB de CV (S)	9.000	06-10-28	MXN	2,000,000	107,431
The ADT Corp.	6.250	10-15-21		50,000	54,353
TMS International Corp. (S)	7.250	08-15-25		310,000	313,100
Construction and engineering 0.2%
Brand Energy & Infrastructure Services, Inc. (S)	8.500	07-15-25		245,000	263,988
CCCI Treasure, Ltd. (3.500% to 4-21-20, then 5 Year CMT + 7.192%) (Q)	3.500	04-21-20		200,000	202,196
CRCC Yupeng, Ltd. (3.950% to 8-1-19, then 5 Year CMT + 7.251%) (Q)	3.950	08-01-19		200,000	204,039
Heathrow Funding, Ltd. (S)	4.875	07-15-23		595,000	643,946
Transurban Finance Company Pty, Ltd.	1.875	09-16-24	EUR	200,000	251,257
Transurban Finance Company Pty, Ltd. (S)	3.375	03-22-27		60,000	59,463
Transurban Finance Company Pty, Ltd. (S)	4.125	02-02-26		50,000	52,641

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       52

	Rate (%)	Maturity date	Par value^		Value
Industrials (continued)
Industrial conglomerates 0.2%
Alfa SAB de CV (S)	6.875	03-25-44		200,000	$223,000
Alfa SAB de CV	6.875	03-25-44		200,000	223,000
Roper Technologies, Inc.	1.850	11-15-17		100,000	100,032
Roper Technologies, Inc.	2.050	10-01-18		120,000	120,285
Roper Technologies, Inc.	2.800	12-15-21		35,000	35,463
Roper Technologies, Inc.	3.000	12-15-20		20,000	20,494
Roper Technologies, Inc.	3.800	12-15-26		150,000	156,278
Roper Technologies, Inc.	3.850	12-15-25		150,000	157,389
Russian Railways	5.700	04-05-22		400,000	431,094
Sigma Alimentos SA de CV	4.125	05-02-26		230,000	233,910
Machinery 0.2%
Allison Transmission, Inc. (S)	5.000	10-01-24		175,000	180,250
Fortive Corp.	1.800	06-15-19		10,000	9,981
Grinding Media, Inc. (S)	7.375	12-15-23		50,000	53,750
SIG Combibloc Holdings SCA (S)	7.750	02-15-23	EUR	300,000	377,663
Stanley Black & Decker, Inc.	2.451	11-17-18		230,000	232,062
Wabtec Corp.	3.450	11-15-26		685,000	682,041
Welbilt, Inc.	9.500	02-15-24		75,000	86,438
Road and rail 0.2%
Canadian National Railway Company	3.200	08-02-46		325,000	303,773
ERAC USA Finance LLC (S)	2.800	11-01-18		20,000	20,177
ERAC USA Finance LLC (S)	6.375	10-15-17		145,000	145,737
JB Hunt Transport Services, Inc.	2.400	03-15-19		45,000	45,278
Kansas City Southern	2.350	05-15-20		200,000	200,535
Kansas City Southern	3.125	06-01-26		140,000	136,872
Penske Truck Leasing Company LP (S)	2.500	06-15-19		115,000	116,128
Penske Truck Leasing Company LP (S)	2.875	07-17-18		130,000	131,264
Penske Truck Leasing Company LP (S)	3.375	03-15-18		50,000	50,452
The Hertz Corp. (S)	7.625	06-01-22		120,000	121,050
The Kenan Advantage Group, Inc. (S)	7.875	07-31-23		110,000	113,575
Watco Companies LLC (S)	6.375	04-01-23		244,000	253,760
Trading companies and distributors 0.3%
Air Lease Corp.	2.125	01-15-18		35,000	35,049
Air Lease Corp.	2.125	01-15-20		95,000	95,079
Air Lease Corp.	3.625	04-01-27		175,000	176,296
American Builders & Contractors Supply Company, Inc. (S)	5.750	12-15-23		85,000	89,356
Ashtead Capital, Inc. (S)	4.125	08-15-25		200,000	205,000
Ashtead Capital, Inc. (S)	4.375	08-15-27		400,000	408,000
GATX Corp.	2.375	07-30-18		90,000	90,503
GATX Corp.	2.500	07-30-19		20,000	20,154
GATX Corp.	2.600	03-30-20		75,000	75,968

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       53

	Rate (%)	Maturity date	Par value^		Value
Industrials (continued)
Trading companies and distributors (continued)
GATX Corp.	3.250	03-30-25		255,000	$255,454
GATX Corp.	4.500	03-30-45		95,000	94,478
GATX Corp.	4.850	06-01-21		225,000	245,241
H&E Equipment Services, Inc. (S)	5.625	09-01-25		205,000	211,663
Park Aerospace Holdings, Ltd. (S)	5.250	08-15-22		260,000	270,400
Park Aerospace Holdings, Ltd. (S)	5.500	02-15-24		135,000	140,400
United Rentals North America, Inc.	5.500	05-15-27		200,000	212,000
United Rentals North America, Inc.	7.625	04-15-22		17,000	17,731
Univar USA, Inc. (S)	6.750	07-15-23		320,000	332,800
Transportation infrastructure 0.2%
Autoridad del Canal de Panama (S)	4.950	07-29-35		200,000	222,000
Autostrade per l'Italia SpA	6.250	06-09-22	GBP	100,000	157,269
Burlington Northern Santa Fe LLC	5.400	06-01-41		155,000	187,218
Delhi International Airport Pvt, Ltd. (S)	6.125	10-31-26		200,000	215,500
DP World, Ltd.	6.850	07-02-37		300,000	371,349
Rumo Luxembourg Sarl (S)	7.375	02-09-24		200,000	214,100
Information technology 1.9%					17,475,463
Communications equipment 0.2%
Brocade Communications Systems, Inc.	4.625	01-15-23		115,000	117,300
CommScope Technologies LLC (S)	6.000	06-15-25		450,000	478,125
Harris Corp.	1.999	04-27-18		120,000	120,182
Harris Corp.	2.700	04-27-20		45,000	45,648
Harris Corp.	3.832	04-27-25		65,000	68,218
Harris Corp.	4.854	04-27-35		265,000	294,813
Hughes Satellite Systems Corp.	6.625	08-01-26		355,000	387,394
Riverbed Technology, Inc. (S)	8.875	03-01-23		220,000	215,050
Electronic equipment, instruments and components 0.2%
Amphenol Corp.	3.125	09-15-21		200,000	205,853
Arrow Electronics, Inc.	3.500	04-01-22		190,000	195,670
Arrow Electronics, Inc.	4.500	03-01-23		185,000	197,288
Avnet, Inc.	4.625	04-15-26		105,000	109,998
Avnet, Inc.	4.875	12-01-22		205,000	219,220
CDW LLC	5.000	09-01-25		125,000	130,313
Keysight Technologies, Inc.	3.300	10-30-19		350,000	355,426
Keysight Technologies, Inc.	4.600	04-06-27		790,000	842,361
Internet software and services 0.3%
Alibaba Group Holding, Ltd.	3.125	11-28-21		200,000	205,721
Alibaba Group Holding, Ltd.	3.600	11-28-24		675,000	705,953
Baidu, Inc.	2.750	06-09-19		200,000	201,781
eBay, Inc.	2.150	06-05-20		60,000	60,223
Match Group, Inc.	6.375	06-01-24		175,000	190,094
Rackspace Hosting, Inc. (S)	8.625	11-15-24		150,000	159,188

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       54

	Rate (%)	Maturity date	Par value^		Value
Information technology (continued)
Internet software and services (continued)
Sabre GLBL, Inc. (S)	5.375	04-15-23		100,000	$102,875
Tencent Holdings, Ltd. (S)	2.875	02-11-20		255,000	259,368
Tencent Holdings, Ltd.	3.800	02-11-25		325,000	344,615
VeriSign, Inc. (S)	4.750	07-15-27		490,000	498,526
VeriSign, Inc.	5.250	04-01-25		25,000	26,750
IT services 0.3%
Alliance Data Systems Corp.	5.250	11-15-23	EUR	100,000	126,769
Alliance Data Systems Corp. (S)	5.875	11-01-21		290,000	297,975
Alliance Data Systems Corp. (S)	6.375	04-01-20		425,000	429,781
Booz Allen Hamilton, Inc. (S)	5.125	05-01-25		205,000	205,185
Fidelity National Information Services, Inc.	2.250	08-15-21		85,000	84,852
Fidelity National Information Services, Inc.	3.500	04-15-23		111,000	115,665
First Data Corp. (S)	5.375	08-15-23		375,000	394,688
Gartner, Inc. (S)	5.125	04-01-25		100,000	105,375
Visa, Inc.	4.150	12-14-35		295,000	322,422
Visa, Inc.	4.300	12-14-45		320,000	355,602
Semiconductors and semiconductor equipment 0.2%
Advanced Micro Devices, Inc.	7.000	07-01-24		485,000	515,919
Micron Technology, Inc. (S)	5.250	08-01-23		225,000	234,281
NXP BV (S)	4.125	06-01-21		275,000	287,650
NXP BV (S)	4.625	06-01-23		300,000	320,715
QUALCOMM, Inc.	2.100	05-20-20		45,000	45,333
QUALCOMM, Inc.	2.600	01-30-23		30,000	30,299
QUALCOMM, Inc.	4.650	05-20-35		65,000	71,620
Sensata Technologies UK Financing Company PLC (S)	6.250	02-15-26		325,000	355,063
Software 0.4%
Activision Blizzard, Inc.	4.500	06-15-47		233,000	241,928
AssuredPartners, Inc. (S)	7.000	08-15-25		300,000	302,220
CDK Global, Inc. (S)	4.875	06-01-27		270,000	274,050
Microsoft Corp.	4.100	02-06-37		285,000	311,292
RP Crown Parent LLC (S)	7.375	10-15-24		150,000	153,000
Seagate HDD Cayman	3.750	11-15-18		60,000	61,005
Solera LLC (S)	10.500	03-01-24		485,000	552,294
Veritas US, Inc.	7.500	02-01-23	EUR	100,000	126,724
Veritas US, Inc. (S)	7.500	02-01-23		600,000	637,500
Veritas US, Inc. (S)	10.500	02-01-24		800,000	858,000
Technology hardware, storage and peripherals 0.3%
Apple, Inc.	3.050	07-31-29	GBP	100,000	145,442
Apple, Inc.	4.250	02-09-47		60,000	64,987
Apple, Inc. (3 month LIBOR + 0.500%) (P)	1.811	02-09-22		150,000	151,761
DXC Technology Company	2.875	03-27-20		70,000	71,195

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       55

	Rate (%)	Maturity date	Par value^	Value
Information technology (continued)
Technology hardware, storage and peripherals (continued)
DXC Technology Company (3 month LIBOR + 0.950%) (P)	2.264	03-01-21	140,000	$140,071
Harland Clarke Holdings Corp. (S)	6.875	03-01-20	150,000	154,875
Harland Clarke Holdings Corp. (S)	8.375	08-15-22	210,000	224,438
Harland Clarke Holdings Corp. (S)	9.250	03-01-21	185,000	188,700
Hewlett Packard Enterprise Company	2.450	10-05-17	70,000	70,047
Hewlett Packard Enterprise Company	2.850	10-05-18	90,000	90,944
Western Digital Corp. (S)	7.375	04-01-23	120,000	131,550
Western Digital Corp.	10.500	04-01-24	1,169,000	1,386,726
Xerox Corp.	2.750	03-15-19	30,000	30,172
Xerox Corp.	5.625	12-15-19	65,000	69,395
Materials 2.6%				23,295,574
Chemicals 0.5%
CF Industries, Inc.	5.375	03-15-44	360,000	327,600
CVR Partners LP (S)	9.250	06-15-23	760,000	779,950
Equate Petrochemical BV	4.250	11-03-26	200,000	206,531
Equate Petrochemical BV (S)	4.250	11-03-26	200,000	206,500
INEOS Group Holdings SA (S)	5.625	08-01-24	300,000	309,000
Kissner Holdings LP (S)	8.375	12-01-22	450,000	457,875
Koppers, Inc. (S)	6.000	02-15-25	95,000	100,700
LyondellBasell Industries NV	5.000	04-15-19	219,000	227,973
Platform Specialty Products Corp. (S)	6.500	02-01-22	200,000	207,500
Platform Specialty Products Corp. (S)	10.375	05-01-21	314,000	344,223
PQ Corp. (S)	6.750	11-15-22	250,000	270,625
Rayonier AM Products, Inc. (S)	5.500	06-01-24	15,000	14,700
Solvay Finance America LLC (S)	4.450	12-03-25	420,000	456,936
The Sherwin-Williams Company	2.250	05-15-20	220,000	221,075
Tronox Finance LLC	6.375	08-15-20	325,000	330,281
Westlake Chemical Corp.	4.625	02-15-21	90,000	92,700
Construction materials 0.3%
Cemex SAB de CV	7.750	04-16-26	200,000	229,750
Grupo Cementos de Chihuahua SAB de CV (S)	5.250	06-23-24	200,000	205,000
Holcim US Finance Sarl & Cie SCS (S)	5.150	09-12-23	230,000	256,154
Holcim US Finance Sarl & Cie SCS (S)	6.000	12-30-19	280,000	302,893
Martin Marietta Materials, Inc.	3.450	06-01-27	240,000	243,464
Martin Marietta Materials, Inc.	4.250	07-02-24	350,000	374,467
Martin Marietta Materials, Inc. (3 month LIBOR + 0.650%) (P)	1.965	05-22-20	25,000	25,066
Summit Materials LLC (S)	5.125	06-01-25	130,000	133,250
Vulcan Materials Company	3.900	04-01-27	155,000	160,720
Vulcan Materials Company	4.500	06-15-47	422,000	432,166

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       56

	Rate (%)	Maturity date	Par value^		Value
Materials (continued)
Construction materials (continued)
Vulcan Materials Company	7.500	06-15-21		165,000	$194,689
Vulcan Materials Company (3 month LIBOR + 0.600%) (P)	1.846	06-15-20		55,000	54,971
Containers and packaging 0.5%
ARD Finance SA, PIK (6.625% Cash or 7.375% PIK)	6.625	09-15-23	EUR	100,000	127,028
ARD Finance SA, PIK (7.125% Cash or 7.875% PIK)	7.125	09-15-23		825,000	874,500
Ardagh Packaging Finance PLC (S)	7.250	05-15-24		700,000	772,170
BWAY Holding Company (S)	5.500	04-15-24		335,000	349,656
BWAY Holding Company (S)	7.250	04-15-25		305,000	311,481
Cascades, Inc. (S)	5.500	07-15-22		125,000	129,375
Crown Cork & Seal Company, Inc.	7.375	12-15-26		100,000	117,000
Horizon Holdings I SAS	7.250	08-01-23	EUR	100,000	127,378
Horizon Parent Holdings Sarl, PIK (8.250% Cash or 9.000% PIK) (S)	8.250	02-15-22	EUR	270,000	343,028
International Paper Company	4.350	08-15-48		310,000	313,947
International Paper Company	7.950	06-15-18		185,000	193,836
JH-Holding Finance SA, PIK (8.250% Cash or 0.000% PIK)	8.250	12-01-22	EUR	100,000	130,355
Pactiv LLC	7.950	12-15-25		175,000	195,781
Reynolds Group Issuer, Inc.	5.750	10-15-20		25,000	25,466
Reynolds Group Issuer, Inc. (S)	7.000	07-15-24		250,000	267,813
Reynolds Group Issuer, Inc. (3 month LIBOR + 3.500%) (P)(S)	4.804	07-15-21		200,000	203,750
Metals and mining 1.2%
AK Steel Corp.	6.375	10-15-25		295,000	291,313
Aleris International, Inc. (S)	9.500	04-01-21		348,000	369,750
ArcelorMittal	6.125	06-01-25		25,000	28,688
ArcelorMittal	7.500	10-15-39		255,000	301,538
Arconic, Inc.	5.870	02-23-22		205,000	223,963
Arconic, Inc.	6.150	08-15-20		660,000	722,205
Big River Steel LLC (S)	7.250	09-01-25		200,000	209,500
Carpenter Technology Corp.	4.450	03-01-23		185,000	189,536
Carpenter Technology Corp.	5.200	07-15-21		195,000	204,282
Constellium NV (S)	6.625	03-01-25		250,000	262,500
Constellium NV (S)	8.000	01-15-23		250,000	266,250
Corp. Nacional del Cobre de Chile (S)	3.625	08-01-27		200,000	202,560
First Quantum Minerals, Ltd. (S)	7.250	04-01-23		200,000	205,500
FMG Resources August 2006 Pty, Ltd. (S)	4.750	05-15-22		185,000	191,013
FMG Resources August 2006 Pty, Ltd. (S)	5.125	05-15-24		270,000	280,125
FMG Resources August 2006 Pty, Ltd. (S)	9.750	03-01-22		50,000	56,625
Freeport-McMoRan, Inc.	5.400	11-14-34		590,000	567,875

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       57

	Rate (%)	Maturity date	Par value^		Value
Materials (continued)
Metals and mining (continued)
Freeport-McMoRan, Inc.	5.450	03-15-43		535,000	$498,888
Fresnillo PLC (S)	5.500	11-13-23		200,000	221,250
Goldcorp, Inc.	2.125	03-15-18		215,000	215,528
Goldcorp, Inc.	3.625	06-09-21		180,000	187,663
Hudbay Minerals, Inc. (S)	7.250	01-15-23		150,000	161,250
Hudbay Minerals, Inc. (S)	7.625	01-15-25		550,000	606,375
Joseph T Ryerson & Son, Inc. (S)	11.000	05-15-22		605,000	684,406
Metalloinvest Finance DAC (S)	4.850	05-02-24		200,000	202,074
New Gold, Inc. (S)	6.375	05-15-25		175,000	181,125
Novelis Corp. (S)	5.875	09-30-26		175,000	182,438
Novelis Corp. (S)	6.250	08-15-24		300,000	316,875
Nyrstar Netherlands Holdings BV (S)	8.500	09-15-19	EUR	220,000	287,832
Nyrstar Netherlands Holdings BV	8.500	09-15-19	EUR	100,000	130,832
Petra Diamonds US Treasury PLC (S)	7.250	05-01-22		200,000	207,500
Reliance Steel & Aluminum Company	4.500	04-15-23		130,000	139,427
Southern Copper Corp.	5.250	11-08-42		155,000	165,246
Stillwater Mining Company	6.125	06-27-22		200,000	202,400
United States Steel Corp.	6.875	08-15-25		295,000	300,163
Vale Overseas, Ltd.	4.375	01-11-22		215,000	226,933
Vale Overseas, Ltd.	5.875	06-10-21		323,000	358,110
Vale Overseas, Ltd.	6.250	08-10-26		300,000	340,050
VM Holding SA (S)	5.375	05-04-27		200,000	210,200
Zekelman Industries, Inc. (S)	9.875	06-15-23		475,000	532,000
Paper and forest products 0.1%
Norbord, Inc. (S)	6.250	04-15-23		175,000	188,125
West Fraser Timber Company, Ltd. (S)	4.350	10-15-24		335,000	326,338
Real estate 1.4%					12,882,862
Equity real estate investment trusts 1.1%
Alexandria Real Estate Equities, Inc.	3.950	01-15-28		295,000	304,408
American Campus Communities Operating Partnership LP	3.350	10-01-20		75,000	77,231
American Campus Communities Operating Partnership LP	3.750	04-15-23		185,000	192,325
American Campus Communities Operating Partnership LP	4.125	07-01-24		245,000	259,171
Boston Properties LP	2.750	10-01-26		320,000	307,668
Boston Properties LP	3.650	02-01-26		140,000	144,449
Brixmor Operating Partnership LP	3.850	02-01-25		330,000	330,562
Brixmor Operating Partnership LP	3.875	08-15-22		135,000	139,585
Brixmor Operating Partnership LP	3.900	03-15-27		375,000	374,918
Brixmor Operating Partnership LP	4.125	06-15-26		360,000	365,264
Camden Property Trust	4.875	06-15-23		215,000	235,545

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       58

	Rate (%)	Maturity date	Par value^		Value
Real estate (continued)
Equity real estate investment trusts (continued)
Crown Castle International Corp.	2.250	09-01-21		125,000	$123,664
Crown Castle International Corp.	3.400	02-15-21		50,000	51,695
Crown Castle International Corp.	4.450	02-15-26		415,000	444,026
Crown Castle International Corp.	4.750	05-15-47		410,000	429,929
Crown Castle International Corp.	5.250	01-15-23		155,000	172,878
Crown Castle Towers LLC (S)	3.222	05-15-42		25,000	25,421
Crown Castle Towers LLC (S)	3.663	05-15-25		120,000	123,070
Crown Castle Towers LLC (S)	6.113	01-15-40		240,000	257,737
DCT Industrial Operating Partnership LP	4.500	10-15-23		215,000	228,456
DDR Corp.	3.900	08-15-24		30,000	30,368
DDR Corp.	4.250	02-01-26		525,000	529,832
DDR Corp.	4.700	06-01-27		335,000	347,384
Equinix, Inc.	5.375	05-15-27		230,000	247,538
Equinix, Inc.	5.750	01-01-25		125,000	134,375
Essex Portfolio LP	3.375	04-15-26		305,000	305,272
Essex Portfolio LP	3.625	05-01-27		155,000	157,501
Healthcare Realty Trust, Inc.	3.750	04-15-23		115,000	118,002
Healthcare Realty Trust, Inc.	5.750	01-15-21		150,000	165,689
Highwoods Realty LP	3.625	01-15-23		165,000	168,209
Host Hotels & Resorts LP	4.000	06-15-25		205,000	211,417
Iron Mountain Canada Operations ULC (S)	5.375	09-15-23	CAD	125,000	105,480
Kilroy Realty LP	4.800	07-15-18		95,000	96,935
Kimco Realty Corp.	6.875	10-01-19		40,000	43,866
MPT Operating Partnership LP	5.250	08-01-26		10,000	10,375
MPT Operating Partnership LP	6.375	03-01-24		225,000	244,406
Prologis LP	2.250	06-30-29	GBP	100,000	128,199
Regency Centers LP	3.600	02-01-27		95,000	96,006
Ventas Realty LP	2.000	02-15-18		75,000	75,077
Ventas Realty LP	4.000	04-30-19		15,000	15,435
VEREIT Operating Partnership LP	3.000	02-06-19		191,000	193,334
VEREIT Operating Partnership LP	3.950	08-15-27		627,000	628,966
VEREIT Operating Partnership LP	4.600	02-06-24		245,000	258,995
VEREIT Operating Partnership LP	4.875	06-01-26		988,000	1,061,250
WEA Finance LLC (S)	1.750	09-15-17		200,000	200,004
WEA Finance LLC (S)	3.750	09-17-24		270,000	276,933
Real estate management and development 0.3%
AV Homes, Inc.	6.625	05-15-22		135,000	139,473
Bestgain Real Estate, Ltd.	2.625	03-13-18		200,000	200,112
Citycon Treasury BV	2.500	10-01-24	EUR	200,000	259,484
Greystar Real Estate Partners LLC (S)	8.250	12-01-22		275,000	294,938
Inmobiliaria Colonial SA	2.728	06-05-23	EUR	200,000	259,397
IRSA Propiedades Comerciales SA (S)	8.750	03-23-23		275,000	309,414
Societe Fonciere Lyonnaise SA	2.250	11-16-22	EUR	200,000	255,715

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       59

	Rate (%)	Maturity date	Par value^		Value
Real estate (continued)
Real estate management and development (continued)
The Howard Hughes Corp. (S)	5.375	03-15-25		725,000	$725,479
Telecommunication services 1.8%					16,395,996
Diversified telecommunication services 1.0%
AT&T, Inc.	2.300	03-11-19		110,000	110,706
BellSouth LLC (S)	4.285	04-26-18		250,000	253,858
CenturyLink, Inc.	7.500	04-01-24		270,000	282,825
Grain Spectrum Funding LLC (S)	4.000	10-10-18		505,000	504,989
GTP Acquisition Partners I LLC (S)	2.350	06-15-20		330,000	330,306
Intelsat Jackson Holdings SA	7.250	10-15-20		585,000	556,847
Intelsat Jackson Holdings SA (S)	8.000	02-15-24		385,000	414,472
Intelsat Jackson Holdings SA (S)	9.500	09-30-22		510,000	605,625
Level 3 Financing, Inc.	5.250	03-15-26		125,000	127,813
Level 3 Financing, Inc.	5.375	05-01-25		125,000	128,438
Level 3 Financing, Inc.	5.625	02-01-23		325,000	334,750
SFR Group SA	5.625	05-15-24	EUR	100,000	128,569
SmarTone Finance, Ltd.	3.875	04-08-23		200,000	204,031
TDF Infrastructure SAS	2.875	10-19-22	EUR	200,000	259,722
Telecom Italia Capital SA	6.999	06-04-18		57,000	58,995
Telecom Italia SpA	5.875	05-19-23	GBP	50,000	76,714
Telefonica Emisiones SAU	3.192	04-27-18		150,000	151,344
Telefonica Emisiones SAU	4.103	03-08-27		300,000	313,460
Telefonica Emisiones SAU	4.710	01-20-20	EUR	100,000	132,394
Telefonica Emisiones SAU	5.375	02-02-18	GBP	50,000	65,857
Telefonica Europe BV (4.200% to 12-4-19, then 5 Year Euro Swap Rate + 3.806%) (Q)	4.200	12-04-19	EUR	100,000	125,766
Telesat Canada (S)	8.875	11-15-24		185,000	207,200
UPCB Finance IV, Ltd. (S)	5.375	01-15-25		400,000	415,000
Verizon Communications, Inc.	4.125	08-15-46		310,000	274,813
Verizon Communications, Inc.	4.272	01-15-36		365,000	354,889
Verizon Communications, Inc.	5.250	03-16-37		1,305,000	1,407,259
Wind Acquisition Finance SA (S)	7.000	04-23-21	EUR	100,000	123,870
Wind Acquisition Finance SA (3 month EURIBOR + 4.000%) (P)(S)	3.669	07-15-20	EUR	100,000	119,047
Zayo Group LLC (S)	5.750	01-15-27		120,000	127,348
Zayo Group LLC	6.375	05-15-25		475,000	510,478
Wireless telecommunication services 0.8%
C&W Senior Financing Designated Activity Company (S)	6.875	09-15-27		505,000	523,938
CC Holdings GS V LLC	3.849	04-15-23		560,000	590,102
Digicel Group, Ltd. (S)	8.250	09-30-20		615,000	591,169
Millicom International Cellular SA (S)	6.000	03-15-25		200,000	212,756
MTN Mauritius Investment, Ltd.	6.500	10-13-26		200,000	213,110

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       60

	Rate (%)	Maturity date	Par value^		Value
Telecommunication services (continued)
Wireless telecommunication services (continued)
SBA Tower Trust (S)	2.240	04-09-43		125,000	$124,945
SBA Tower Trust (S)	2.898	10-15-44		265,000	266,419
SBA Tower Trust (S)	3.156	10-10-45		360,000	363,600
SBA Tower Trust (S)	3.168	04-09-47		295,000	298,618
SBA Tower Trust (S)	3.598	04-09-43		570,000	570,268
SBA Tower Trust (S)	3.869	10-15-49		360,000	370,243
Sprint Capital Corp.	8.750	03-15-32		395,000	489,800
Sprint Communications, Inc.	7.000	08-15-20		525,000	575,531
Sprint Communications, Inc.	11.500	11-15-21		350,000	443,625
Sprint Corp.	7.250	09-15-21		500,000	551,250
T-Mobile USA, Inc.	4.000	04-15-22		420,000	432,075
T-Mobile USA, Inc.	6.375	03-01-25		125,000	134,609
T-Mobile USA, Inc.	6.500	01-15-26		660,000	730,950
TBG Global Pte, Ltd.	5.250	02-10-22		200,000	205,603
Utilities 1.9%					17,028,434
Electric utilities 1.2%
Alabama Power Company	3.750	03-01-45		300,000	307,466
American Transmission Systems, Inc. (S)	5.000	09-01-44		100,000	116,699
Appalachian Power Company	4.450	06-01-45		80,000	89,377
Broadcom Corp. (S)	2.375	01-15-20		130,000	130,855
Broadcom Corp. (S)	3.000	01-15-22		120,000	121,862
Broadcom Corp. (S)	3.625	01-15-24		505,000	520,269
Broadcom Corp. (S)	3.875	01-15-27		130,000	133,763
Comision Federal de Electricidad (S)	4.875	01-15-24		200,000	214,500
DPL, Inc.	7.250	10-15-21		400,000	435,000
Eastern Power Networks PLC	5.750	03-08-24	GBP	30,000	48,416
EDP Finance BV (S)	3.625	07-15-24		335,000	339,309
EDP Finance BV (S)	6.000	02-02-18		100,000	101,210
Empresas Publicas de Medellin ESP	7.625	09-10-24	COP	153,000,000	51,664
Enel Finance International NV (S)	3.625	05-25-27		615,000	622,649
Enel Finance International NV (S)	4.750	05-25-47		400,000	428,966
Enel Finance International NV	5.625	08-14-24	GBP	50,000	80,079
Eskom Holdings SOC, Ltd.	7.125	02-11-25		800,000	840,032
FirstEnergy Corp.	2.850	07-15-22		70,000	70,237
FirstEnergy Corp.	3.900	07-15-27		185,000	189,005
FirstEnergy Transmission LLC (S)	4.350	01-15-25		195,000	208,085
IPALCO Enterprises, Inc.	3.450	07-15-20		235,000	237,350
IPALCO Enterprises, Inc.	5.000	05-01-18		30,000	30,300
Lamar Funding, Ltd.	3.958	05-07-25		200,000	188,500
Listrindo Capital BV	4.950	09-14-26		200,000	202,460
Listrindo Capital BV (S)	4.950	09-14-26		200,000	202,460
Majapahit Holding BV	7.875	06-29-37		100,000	133,000

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       61

	Rate (%)	Maturity date	Par value^	Value
Utilities (continued)
Electric utilities (continued)
MidAmerican Energy Company	4.250	05-01-46	175,000	$191,309
Monongahela Power Company (S)	5.400	12-15-43	200,000	247,541
NextEra Energy Capital Holdings, Inc.	1.649	09-01-18	30,000	29,965
NextEra Energy Capital Holdings, Inc.	2.056	09-01-17	25,000	25,000
NextEra Energy Capital Holdings, Inc.	2.300	04-01-19	30,000	30,242
Pennsylvania Electric Company	6.150	10-01-38	180,000	221,270
PPL Capital Funding, Inc.	1.900	06-01-18	55,000	55,047
Public Service Company of Oklahoma	5.150	12-01-19	35,000	37,070
Ruwais Power Company PJSC	6.000	08-31-36	200,000	234,000
Southern Power Company	1.850	12-01-17	25,000	25,010
State Grid Overseas Investment 2014, Ltd.	4.125	05-07-24	200,000	215,370
State Grid Overseas Investment 2014, Ltd.	4.850	05-07-44	200,000	235,060
State Grid Overseas Investment 2016, Ltd. (S)	2.250	05-04-20	220,000	219,988
State Grid Overseas Investment 2016, Ltd. (S)	2.750	05-04-22	520,000	525,027
State Grid Overseas Investment 2016, Ltd.	4.000	05-04-47	400,000	412,332
The Southern Company	1.550	07-01-18	30,000	29,957
The Southern Company	1.850	07-01-19	100,000	100,083
The Southern Company	2.350	07-01-21	20,000	19,976
The Southern Company	2.950	07-01-23	262,000	265,111
The Southern Company	3.250	07-01-26	436,000	434,457
The Southern Company	4.250	07-01-36	280,000	293,357
The Southern Company	4.400	07-01-46	425,000	439,782
Zhejiang Energy Group Hong Kong, Ltd.	2.300	09-30-17	200,000	200,002
Gas utilities 0.2%
AmeriGas Partners LP	5.500	05-20-25	275,000	278,438
AmeriGas Partners LP	5.625	05-20-24	25,000	25,938
Ferrellgas LP	6.500	05-01-21	305,000	290,513
Ferrellgas LP	6.750	01-15-22	60,000	57,150
Ferrellgas LP	6.750	06-15-23	75,000	71,063
Ferrellgas Partners LP	8.625	06-15-20	140,000	126,700
Panhandle Eastern Pipe Line Company LP	6.200	11-01-17	15,000	15,097
Perusahaan Gas Negara Persero Tbk	5.125	05-16-24	200,000	216,934
Southern Gas Corridor CJSC	6.875	03-24-26	300,000	335,358
Suburban Propane Partners LP	5.500	06-01-24	90,000	88,650
Independent power and renewable electricity producers 0.4%
AES Corp.	5.125	09-01-27	230,000	234,025
AES Corp.	5.500	03-15-24	275,000	285,313
AES Corp.	6.000	05-15-26	200,000	213,500
AES Corp. (3 month LIBOR + 3.000%) (P)	4.202	06-01-19	25,000	25,031
Calpine Corp.	5.375	01-15-23	325,000	309,156
Calpine Corp.	5.500	02-01-24	240,000	222,600

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       62

	Rate (%)	Maturity date	Par value^	Value
Utilities (continued)
Independent power and renewable electricity producers (continued)
Dynegy, Inc.	5.875	06-01-23	195,000	$193,538
Dynegy, Inc.	7.375	11-01-22	420,000	434,700
Exelon Generation Company LLC	2.950	01-15-20	85,000	86,566
NRG Energy, Inc.	6.625	03-15-23	125,000	129,375
NRG Energy, Inc.	6.625	01-15-27	645,000	677,250
NRG Energy, Inc.	7.250	05-15-26	865,000	929,875
Multi-utilities 0.1%
Consolidated Edison Company of New York, Inc.	3.850	06-15-46	285,000	295,521
Dominion Energy, Inc. (S)	1.500	09-30-18	50,000	49,731
Dominion Energy, Inc.	1.875	01-15-19	25,000	25,008
Dominion Energy, Inc. (S)	2.125	02-15-18	110,000	110,040
Dominion Energy, Inc.	2.579	07-01-20	30,000	30,282
Dominion Energy, Inc.	2.962	07-01-19	25,000	25,386
Enable Oklahoma Intrastate Transmission LLC (S)	6.250	03-15-20	70,000	75,056
NiSource Finance Corp.	4.375	05-15-47	273,000	290,775
San Diego Gas & Electric Company	1.914	02-01-22	41,786	41,441
Sempra Energy	2.850	11-15-20	125,000	127,715
TECO Finance, Inc. (3 month LIBOR + 0.600%) (P)	1.904	04-10-18	180,000	180,240
Convertible bonds 0.0%				$238,921
(Cost $231,849)
Consumer discretionary 0.0%				32,661
Automobiles 0.0%
Tesla, Inc.	0.250	03-01-19	29,000	32,661
Industrials 0.0%				206,260
DP World, Ltd.	1.750	06-19-24	200,000	206,260
Municipal bonds 0.4%				$3,112,678
(Cost $2,829,004)
Chicago Metropolitan Water Reclamation District (Illinois)	5.720	12-01-38	165,000	209,613
City of Chicago (Illinois)	6.395	01-01-40	150,000	209,465
City of New York (New York)	6.271	12-01-37	115,000	159,797
Commonwealth of Puerto Rico, Series A (H)	8.000	07-01-35	375,000	216,563
Denver City & County School District No. 1 (Colorado)	4.242	12-15-37	130,000	139,628
District of Columbia	5.591	12-01-34	40,000	50,364
East Bay Municipal Utility District (California)	5.874	06-01-40	135,000	181,744
Florida Hurricane Catastrophe Fund Finance Corp., Series A	2.995	07-01-20	265,000	271,111

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       63

	Rate (%)	Maturity date	Par value^	Value
Florida State Board of Administration Finance Corp.	2.163	07-01-19	170,000	$170,972
JobsOhio Beverage System	4.532	01-01-35	125,000	136,714
Los Angeles Department of Airports (California)	7.053	05-15-40	185,000	267,948
Maryland State Transportation Authority	5.888	07-01-43	125,000	167,000
Metropolitan Transportation Authority (New York)	7.336	11-15-39	55,000	85,455
North Carolina Eastern Municipal Power Agency	2.003	07-01-18	5,000	5,019
Port Authority of New York & New Jersey	4.458	10-01-62	340,000	392,384
South Carolina State Public Service Authority	4.322	12-01-27	260,000	269,906
State of Oregon	5.892	06-01-27	60,000	73,271
University of California	4.131	05-15-45	60,000	62,821
Virginia Commonwealth Transportation Board	5.350	05-15-35	35,000	42,903
Term loans (M) 7.7%				$69,921,856
(Cost $70,213,192)
Consumer discretionary 1.7%				15,377,008
Auto components 0.1%
American Axle & Manufacturing, Inc. (1 month LIBOR + 2.250%)	3.490	04-06-24	168,300	167,248
K&N Parent, Inc. (1 month LIBOR + 4.750%)	5.989	10-19-23	99,500	99,749
TI Group Automotive Systems LLC (1 month LIBOR + 2.750%)	3.989	06-30-22	122,813	122,914
Truck Hero, Inc. (1 month LIBOR + 4.000%)	5.231	04-21-24	525,000	524,344
Truck Hero, Inc. (1 month LIBOR + 8.250%)	9.481	04-21-25	250,000	251,250
Automobiles 0.0%
CH Hold Corp. (1 month LIBOR + 3.000%)	4.239	02-01-24	99,167	99,497
CH Hold Corp. (1 month LIBOR + 7.250%)	8.489	02-01-25	165,000	168,300
Diversified consumer services 0.1%
Laureate Education, Inc. (1 month LIBOR + 4.500%)	5.739	04-26-24	483,788	485,602
Nord Anglia Education Finance LLC (3 month LIBOR + 3.500%)	4.702	03-31-21	459,686	459,686
WASH Multifamily Laundry Systems LLC (1 month LIBOR + 3.250%)	4.489	05-14-22	166,790	166,269
WASH Multifamily Laundry Systems LLC (1 month LIBOR + 3.250%)	4.489	05-14-22	29,210	29,119
Hotels, restaurants and leisure 0.3%
American Casino & Entertainment Properties LLC (1 month LIBOR + 3.250%)	4.489	07-07-22	29,508	29,527
Boyd Gaming Corp. (1 week LIBOR + 2.500%)	3.697	09-15-23	93,398	93,497

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       64

	Rate (%)		Maturity date	Par value^	Value
Consumer discretionary (continued)
Hotels, restaurants and leisure (continued)
CCM Merger, Inc. (1 month LIBOR + 2.750%)	3.989		08-08-21	159,832	$160,132
CityCenter Holdings LLC (3 month LIBOR + 2.500%)	3.734		04-18-24	330,000	330,495
Eldorado Resorts LLC (3 month LIBOR + 2.250%)	3.563		04-17-24	159,600	158,802
Equinox Holdings, Inc. (1 month LIBOR + 3.250%)	4.489		03-08-24	49,875	49,916
Equinox Holdings, Inc. (1 month LIBOR + 7.000%)	8.232		09-06-24	185,000	188,084
Four Seasons Hotels, Ltd. (1 month LIBOR + 2.500%)	3.739		11-30-23	174,125	174,729
KFC Holding Company (1 month LIBOR + 2.000%)	3.228		06-16-23	223,315	224,233
Kingpin Intermediate Holdings LLC (1 month LIBOR + 4.250%)	5.490		06-28-24	95,000	95,673
La Quinta Intermediate Holdings LLC (3 month LIBOR + 2.750%)	4.054		04-14-21	170,502	170,822
Life Time Fitness, Inc. (1 and 3 month LIBOR + 3.000%)	4.317		06-10-22	368,144	368,803
PF Chang's China Bistro, Inc. (T)		TBD	08-18-22	75,000	72,750
Playa Resorts Holding BV (3 month LIBOR + 3.000%)	4.320		04-05-24	130,000	129,945
Scientific Games International, Inc. (3 month LIBOR + 3.250%)	4.512		08-14-24	385,237	387,837
Station Casinos LLC (1 month LIBOR + 2.500%)	3.740		06-08-23	154,584	154,349
Household durables 0.1%
Serta Simmons Bedding LLC (3 month LIBOR + 3.500%)	4.802		11-08-23	307,364	298,297
Serta Simmons Bedding LLC (3 month LIBOR + 8.000%)	9.312		11-08-24	187,333	180,661
Internet and direct marketing retail 0.0%
Vivid Seats, Ltd. (3 month LIBOR + 4.000%)	5.296		06-30-24	300,000	299,439
Leisure products 0.1%
Cypress International, Inc. (1 month LIBOR + 6.750%)	7.989		04-27-25	255,000	261,933
MND Holdings III Corp. (3 month LIBOR + 4.500%)	5.796		06-19-24	85,000	86,063
SRAM LLC (Prime rate and 2 month LIBOR + 2.500% and 3.500%)	4.757		03-15-24	193,381	194,348
Media 0.7%
Advantage Sales & Marketing, Inc. (3 month LIBOR + 3.250%)	4.546		07-23-21	97,250	93,433

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       65

	Rate (%)		Maturity date	Par value^	Value
Consumer discretionary (continued)
Media (continued)
Altice Financing SA (3 month LIBOR + 2.750%)	4.054		07-15-25	319,200	$318,686
Altice US Finance I Corp. (1 month LIBOR + 2.250%)	3.484		07-28-25	466,756	463,111
CBS Radio, Inc. (T)		TBD	10-17-23	125,000	125,209
Charter Communications Operating LLC (1 month LIBOR + 2.250%)	3.489		01-15-24	222,188	223,174
Coral US Company Borrower LLC (T)		TBD	01-31-25	130,000	129,215
Creative Artists Agency LLC (Prime rate and 1 month LIBOR + 2.500% and 3.500%)	4.727		02-15-24	69,650	70,028
CSC Holdings LLC (1 month LIBOR + 2.250%)	3.478		07-17-25	387,155	384,414
Delta 2 Lux Sarl (1 month LIBOR + 3.250%)	4.489		02-01-24	1,192,650	1,199,603
DHX Media, Ltd. (1 month LIBOR + 3.750%)	4.989		12-29-23	80,000	80,200
Entercom Radio LLC (Prime rate and 1 and 3 month LIBOR + 2.500% and 3.500%)	4.715		11-01-23	95,417	95,488
iHeartCommunications, Inc. (1 month LIBOR + 6.750%)	7.989		01-30-19	875,000	700,000
JD Power & Associates (2 and 3 month LIBOR + 4.250%)	5.546		09-07-23	124,063	124,296
Lions Gate Entertainment Corp. (1 month LIBOR + 3.000%)	4.239		12-08-23	117,500	118,381
Mission Broadcasting, Inc. (1 month LIBOR + 2.500%)	3.732		01-17-24	23,142	23,171
NEP/NCP Holdco, Inc. (1 month LIBOR + 3.250%)	4.489		07-21-22	170,861	170,006
NEP/NCP Holdco, Inc. (1 month LIBOR + 7.000%)	8.231		01-23-23	18,046	18,092
Nexstar Broadcasting, Inc. (1 month LIBOR + 2.500%)	3.732		01-17-24	186,301	186,534
Radiate Holdco LLC (1month LIBOR + 3.000%)	4.239		02-01-24	219,450	216,340
Townsquare Media, Inc. (3 month LIBOR + 3.000%)	4.296		04-01-22	195,551	195,551
Univision Communications, Inc. (1 month LIBOR + 2.750%)	3.989		03-15-24	528,529	524,069
VFH Parent LLC (3 month LIBOR + 3.750%)	5.061		12-30-21	132,391	133,384
Virgin Media Bristol LLC (1 month LIBOR + 2.750%)	3.977		01-31-25	175,000	175,340
WideOpenWest Finance LLC (1 month LIBOR + 3.250%)	4.478		08-18-23	378,154	377,114
William Morris Endeavor Entertainment LLC (1 month LIBOR + 7.250%)	8.489		05-06-22	166,667	168,542
WMG Acquisition Corp. (1 month LIBOR + 2.500%)	3.736		11-01-23	50,000	50,018

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       66

	Rate (%)		Maturity date	Par value^	Value
Consumer discretionary (continued)
Multiline retail 0.1%
BJ's Wholesale Club, Inc. (3 month LIBOR + 3.750%)	4.968		02-03-24	199,500	$191,947
BJ's Wholesale Club, Inc. (3 month LIBOR + 7.500%)	8.710		02-03-25	75,000	71,960
Dollar Tree, Inc.	4.250		07-06-22	175,000	176,969
Specialty retail 0.2%
Academy, Ltd. (3 month LIBOR + 4.000%)	5.242		07-01-22	1,103,796	735,128
Harbor Freight Tools USA, Inc. (1 month LIBOR + 3.250%)	4.489		08-18-23	147,437	147,935
Jo-Ann Stores LLC (6 month LIBOR + 5.000%)	6.391		10-20-23	828,576	807,862
KAR Auction Services, Inc. (3 month LIBOR + 2.500%)	3.813		03-09-23	96,633	96,995
Sally Holdings LLC (1 month LIBOR + 2.500%)	3.750		07-05-24	100,000	100,500
Consumer staples 0.4%					3,550,745
Food and staples retailing 0.1%
Albertson's LLC (3 month LIBOR + 3.000%)	4.293		12-21-22	297,880	288,881
Nomad Foods Europe Midco, Ltd. (1 month LIBOR + 2.750%)	3.977		04-18-24	105,000	105,361
Rite Aid Corp. (1 month LIBOR + 4.750%)	5.990		08-21-20	525,000	528,938
Food products 0.2%
Atkins Nutritionals Holdings, Inc. (3 month LIBOR + 4.000%)	5.312		07-07-24	140,000	140,875
Brightview Landscapes LLC (1 month LIBOR + 3.000%)	4.234		12-18-20	363,090	364,136
Brightview Landscapes LLC (1 month LIBOR + 6.500%)	7.728		12-17-21	58,511	58,689
Chobani LLC (1 month LIBOR + 4.250%)	5.489		10-07-23	164,275	165,352
Hostess Brands LLC (1 month LIBOR + 2.500%)	3.739		08-03-22	197,814	198,259
Post Holdings, Inc. (1 month LIBOR + 2.250%)	3.490		05-24-24	250,000	250,268
Royal Holdings, Inc. (3 month LIBOR + 3.250%)	4.546		06-19-22	197,440	198,427
Royal Holdings, Inc. (3 month LIBOR + 7.500%)	8.794		06-19-23	41,379	41,276
Shearer's Foods LLC (3 month LIBOR + 3.938%)	5.234		06-30-21	171,043	170,971
Shearer's Foods LLC (3 month LIBOR + 6.750%)	8.046		06-30-22	215,000	203,175
US Foods, Inc. (1 month LIBOR + 2.750%)	3.989		06-27-23	148,183	148,644
Household products 0.1%
Diamond BC BV (T)		TBD	07-12-24	420,000	417,115

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       67

	Rate (%)	Maturity date	Par value^	Value
Consumer staples (continued)
Household products (continued)
Reynolds Group Holdings, Inc. (1 month LIBOR + 3.000%)	4.239	02-05-23	160,507	$160,584
Personal products 0.0%
Albea Beauty Holdings SA (3 and 6 month LIBOR + 3.750%)	5.164	03-09-24	110,000	109,794
Energy 0.3%				2,375,724
Energy equipment and services 0.1%
EFS Cogen Holdings I LLC (3 month LIBOR + 3.500%)	4.796	06-28-23	209,152	210,982
Hercules Offshore, Inc. (H)	10.500	05-06-20	191,934	143,951
Oil, gas and consumable fuels 0.2%
BCP Raptor LLC (2 month LIBOR + 4.250%)	5.507	06-24-24	765,000	769,460
Chesapeake Energy Corp. (3 month LIBOR + 7.500%)	8.814	08-23-21	200,000	212,334
Eastern Power LLC (1 month LIBOR + 3.750%)	4.989	10-02-23	186,401	186,604
EMG Utica LLC (3 month LIBOR + 3.750%)	5.191	03-27-20	101,861	102,498
Fieldwood Energy LLC (3 month LIBOR + 7.000%)	8.296	08-31-20	85,000	78,200
Fieldwood Energy LLC (3 month LIBOR + 7.125%)	8.421	09-30-20	5,000	3,550
Foresight Energy LLC (3 month LIBOR + 5.750%)	7.046	03-28-22	234,413	219,370
Granite Acquisition, Inc. (3 month LIBOR + 4.000%)	5.296	12-19-21	118,952	119,732
Granite Acquisition, Inc. (3 month LIBOR + 4.000%)	5.296	12-19-21	5,366	5,401
MEG Energy Corp. (1 month LIBOR + 3.500%)	4.734	12-31-23	119,603	118,557
Oxbow Carbon LLC (1 month LIBOR + 3.500%)	4.739	01-19-20	49,375	49,715
Oxbow Energy Solutions LLC (1 month LIBOR + 7.000%)	8.239	01-17-20	75,000	75,094
Terra-Gen Finance Company LLC (1 month LIBOR + 4.250%)	5.490	12-09-21	88,703	80,276
Financials 1.0%				8,738,455
Banks 0.0%
Freedom Mortgage Corp. (6 month LIBOR + 5.500%)	6.956	02-23-22	64,750	65,600
Capital markets 0.2%
Capital Automotive LP (1 month LIBOR + 3.000%)	4.240	03-24-24	44,032	44,221
Capital Automotive LP (1 month LIBOR + 6.000%)	7.240	03-24-25	302,421	305,446

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       68

	Rate (%)		Maturity date	Par value^	Value
Financials (continued)
Capital markets (continued)
Focus Financial Partners LLC (3 month LIBOR + 3.250%)	4.549		07-03-24	75,000	$75,844
Fortress Investment Group LLC (1 month LIBOR + 1.375%)	1.375		06-14-22	75,000	75,600
Gardner Denver Holdings, Inc. (3 month LIBOR + 2.750%)	4.012		07-30-24	390,785	390,249
LPL Holdings, Inc. (3 and 6 month LIBOR + 2.500%)	3.825		03-11-24	29,925	29,975
Onex Wizard Acquisition Company II SCA (1 month LIBOR + 3.000%)	4.239		03-13-22	212,182	212,977
Optiv Security, Inc. (3 month LIBOR + 3.250%)	4.563		02-01-24	24,164	21,949
Optiv Security, Inc. (3 month LIBOR + 7.250%)	8.563		02-01-25	15,000	13,313
Virtus Investment Partners, Inc. (3 month LIBOR + 3.750%)	4.952		06-01-24	75,000	75,844
Diversified financial services 0.1%
AlixPartners LLP (3 month LIBOR + 3.000%)	4.296		04-04-24	89,775	90,186
Bronco Midstream Funding LLC (3 month LIBOR + 4.000%)	5.316		08-15-20	70,824	71,443
NFP Corp. (3 month LIBOR + 3.500%)	4.796		01-08-24	393,375	394,850
Russell Investments US Institutional Holdco, Inc. (3 month LIBOR + 4.250%)	5.490		06-01-23	29,849	29,980
TKC Holdings, Inc. (1 month LIBOR + 4.250%)	5.489		02-01-23	64,838	65,020
TKC Holdings, Inc. (1 month LIBOR + 8.000%)	9.239		02-01-24	35,000	35,000
UFC Holdings LLC (1 month LIBOR + 3.250%)	4.490		08-18-23	173,688	174,122
UFC Holdings LLC (1 month LIBOR + 7.500%)	8.736		08-18-24	125,000	127,344
Insurance 0.7%
Acrisure LLC (3 month LIBOR + 5.000%)	6.296		11-22-23	463,838	469,056
Alliant Holdings Intermediate LLC (3 month LIBOR + 3.250%)	4.564		08-12-22	392,805	392,495
Asurion LLC (1 month LIBOR + 2.750%)	3.989		08-04-22	1,154,394	1,156,922
Asurion LLC (1 month LIBOR + 3.000%)	4.239		11-03-23	1,156,165	1,160,501
Asurion LLC (1 month LIBOR + 6.000%)	7.239		08-04-25	1,985,000	2,025,534
HUB International, Ltd. (3 month LIBOR + 3.000%)	4.312		10-02-20	344,989	346,017
Sedgwick Claims Management Services, Inc. (1 month LIBOR + 5.750%)	6.989		02-28-22	550,000	551,375
Sedgwick Claims Management Services, Inc. (3 month LIBOR + 3.250%)	4.546		03-01-21	173,498	173,758
USI, Inc. (T)		TBD	07-26-24	90,000	89,287

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       69

	Rate (%)		Maturity date	Par value^	Value
Financials (continued)
Insurance (continued)
USI, Inc. (3 month LIBOR + 3.000%)	4.314		05-16-24	75,000	$74,547
Health care 0.6%					5,713,432
Health care equipment and supplies 0.0%
Kinetic Concepts, Inc. (3 month LIBOR + 3.250%)	4.546		02-02-24	124,436	123,036
Health care providers and services 0.3%
ATI Holdings Acquisition, Inc. (3 month LIBOR + 3.500%)	4.801		05-10-23	99,000	99,248
BCPE Eagle Buyer LLC (1 month LIBOR + 4.250%)	5.489		03-18-24	129,675	129,675
Catalent Pharma Solutions, Inc. (1 week LIBOR + 2.750%)	3.989		05-20-21	212,111	213,083
CHG Healthcare Services, Inc. (2 and 3 month LIBOR + 3.250%)	4.561		06-07-23	74,063	74,587
Community Health Systems, Inc. (3 month LIBOR + 2.750%)	4.067		12-31-19	91,994	91,722
Community Health Systems, Inc. (3 month LIBOR + 3.000%)	4.317		01-27-21	66,250	65,887
DuPage Medical Group, Ltd. (3 month LIBOR + 3.000%)	4.315		08-15-24	90,000	89,775
DuPage Medical Group, Ltd. (3 month LIBOR + 7.000%)	8.315		08-15-25	105,000	104,475
Envision Healthcare Corp. (3 month LIBOR + 3.000%)	4.300		12-01-23	651,800	656,199
ExamWorks Group, Inc. (1 month LIBOR + 3.250%)	4.489		07-27-23	173,690	174,395
Explorer Holdings, Inc. (3 month LIBOR + 3.750%)	5.061		05-02-23	50,000	50,188
HC Group Holdings III, Inc. (3 month LIBOR + 5.000%)	6.317		04-07-22	24,500	24,623
HCA Healthcare, Inc. (1 month LIBOR + 2.000%)	3.239		03-17-23	198,004	198,560
Iasis Healthcare LLC (3 month LIBOR + 4.000%)	5.296		02-16-21	153,651	153,997
MPH Acquisition Holdings LLC (3 month LIBOR + 3.000%)	4.296		06-07-23	349,434	350,671
Onex Schumacher Finance LP (1 month LIBOR + 4.000%)	5.239		07-31-22	73,811	73,719
U.S. Anesthesia Partners, Inc. (3 month LIBOR + 3.250%)	4.486		06-23-24	80,000	79,500
UIC Merger Sub, Inc. (T)		TBD	08-30-24	30,000	30,000
US Renal Care, Inc. (3 month LIBOR + 4.250%)	5.546		12-31-22	136,308	133,071
US Renal Care, Inc. (3 month LIBOR + 8.000%)	9.296		12-31-23	75,000	73,125

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       70

	Rate (%)		Maturity date	Par value^	Value
Health care (continued)
Health care providers and services (continued)
VEDICI (1 month EURIBOR + 3.750%)	3.750		10-31-22	25,000	$29,984
Health care technology 0.2%
Change Healthcare Holdings LLC (1 month LIBOR + 2.750%)	3.989		03-01-24	942,413	941,941
Press Ganey Holdings, Inc. (1 month LIBOR + 3.250%)	4.489		10-21-23	348,250	349,556
Press Ganey Holdings, Inc. (1 month LIBOR + 7.250%)	8.489		10-21-24	125,000	127,344
Life sciences tools and services 0.0%
Albany Molecular Research, Inc. (T)		TBD	08-30-25	65,000	65,813
Jaguar Holding Company II ( 1 and 3 month LIBOR + 2.750%)	4.019		08-18-22	150,482	150,795
PAREXEL International Corp. (T)		TBD	08-07-24	195,000	195,390
Pharmaceuticals 0.1%
Endo Luxembourg Finance Company I Sarl (1 month LIBOR + 4.250%)	5.500		04-29-24	95,000	95,623
Genoa a QoL Healthcare Company LLC (3 month LIBOR + 3.250%)	4.984		10-28-23	173,688	174,122
Valeant Pharmaceuticals International, Inc. (1 month LIBOR + 4.750%)	5.990		04-01-22	583,599	593,328
Industrials 0.8%					7,243,029
Aerospace and defense 0.1%
DigitalGlobe, Inc. (1 month LIBOR + 2.750%)	3.989		01-15-24	99,500	99,376
MacDonald Dettwiler & Associates, Ltd. (T)		TBD	07-06-24	155,000	154,264
StandardAero Aviation Holdings, Inc. (T)		TBD	07-07-22	405,000	406,013
StandardAero Aviation Holdings, Inc. (1 month LIBOR + 3.750%)	4.990		07-07-22	245,625	247,529
Air freight and logistics 0.2%
Uber Technologies, Inc. (1 month LIBOR + 4.000%)	5.236		07-13-23	1,836,125	1,832,104
Airlines 0.0%
American Airlines, Inc. (1 month LIBOR + 2.500%)	3.727		12-14-23	25,000	25,055
Building products 0.1%
CHI Doors Holdings Corp. (1 month LIBOR + 3.250%)	4.489		07-29-22	342,103	341,036
HNC Holdings, Inc. (1 month LIBOR + 4.500%)	5.739		10-05-23	99,500	100,868
Jeld-Wen, Inc. (3 month LIBOR + 3.000%)	4.296		07-01-22	113,950	114,548
Commercial services and supplies 0.1%
Americold Realty Operating Partnership LP (1 month LIBOR + 3.750%)	4.989		12-01-22	97,256	98,351

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       71

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Commercial services and supplies (continued)
Armor Holding II LLC (3 month LIBOR + 4.500%)	5.800	06-26-20	148,883	$149,256
Metal Services LLC (3 month LIBOR + 7.500%)	8.796	06-30-19	24,873	25,059
Neff Rental LLC (3 month LIBOR + 6.250%)	7.664	06-09-21	137,140	137,425
Prime Security Services Borrower LLC (1 month LIBOR + 2.750%)	3.989	05-02-22	204,126	205,051
Tempo Acquisition LLC (1 month LIBOR + 3.000%)	4.232	05-01-24	105,000	105,315
Construction and engineering 0.0%
Brand Energy & Infrastructure Services, Inc. (2 and 3 month LIBOR + 4.250%)	5.522	06-21-24	130,000	130,307
Pike Corp. (1 month LIBOR + 3.750%)	4.990	03-10-24	49,875	50,343
Pike Corp. (1 month LIBOR + 8.000%)	9.240	09-02-24	25,000	25,250
USIC Holdings, Inc. (3 month LIBOR + 3.500%)	4.923	12-08-23	74,625	74,843
Machinery 0.2%
Columbus McKinnon Corp. (3 month LIBOR + 3.000%)	4.296	01-31-24	66,286	66,534
Filtration Group Corp. (2 month LIBOR + 3.000%)	4.257	11-21-20	870,960	873,790
Gates Global LLC (3 month LIBOR + 3.250%)	4.546	04-01-24	124,688	125,055
Global Brass & Copper, Inc. (1 month LIBOR + 3.250%)	4.500	07-18-23	124,063	124,838
Husky Injection Molding Systems, Ltd. (1 month LIBOR + 3.250%)	4.489	06-30-21	247,221	248,148
Milacron LLC (1 month LIBOR + 3.000%)	4.239	09-28-23	114,425	114,854
Navistar, Inc. (1 month LIBOR + 4.000%)	5.240	08-07-20	405,825	408,532
Welbilt, Inc. (1 week LIBOR + 3.000%)	4.239	03-03-23	129,184	129,614
Trading companies and distributors 0.1%
Avolon Holdings, Ltd. (1 month LIBOR + 2.750%)	3.981	03-20-22	435,000	436,183
Beacon Roofing Supply, Inc. (Prime rate and 3 month LIBOR + 1.750% and 2.750%)	3.986	10-01-22	49,125	49,268
Univar USA, Inc. (1 month LIBOR + 2.750%)	3.989	07-01-22	343,897	344,220
Information technology 1.7%				15,726,244
Communications equipment 0.0%
CommScope, Inc. (3 month LIBOR + 2.000%)	3.296	12-29-22	43,850	43,996
Riverbed Technology, Inc. (1 month LIBOR + 3.250%)	4.490	04-24-22	127,210	123,367

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       72

	Rate (%)		Maturity date	Par value^	Value
Information technology (continued)
Electronic equipment, instruments and components 0.0%
Dell International LLC (1 month LIBOR + 2.500%)	3.740		09-07-23	124,126	$124,587
Robertshaw US Holding Corp. (1 month LIBOR + 4.500%)	5.750		08-08-24	60,000	60,338
Internet software and services 0.5%
Ancestry.com Operations, Inc. (1 month LIBOR + 3.250%)	4.480		10-19-23	915,750	919,761
Ancestry.com Operations, Inc. (1 month LIBOR + 8.250%)	9.490		10-19-24	315,000	318,544
EIG Investors Corp. (1 and 3 month LIBOR + 4.000%)	5.317		02-09-23	711,704	718,672
Go Daddy Operating Company LLC (1 month LIBOR + 2.500%)	3.734		02-15-24	279,699	280,167
GTT Communications, Inc. (1 month LIBOR + 3.250%)	4.500		01-09-24	84,750	84,962
Hyland Software, Inc. (1 month LIBOR + 3.250%)	4.489		07-01-22	209,027	210,594
Match Group, Inc. (3 month LIBOR + 2.500%)	3.809		11-16-22	190,313	191,184
MH SUB I LLC (T)		TBD	08-15-24	445,000	442,406
MH SUB I LLC (T)		TBD	08-15-25	335,000	334,163
Rackspace Hosting, Inc. (2 and 3 month LIBOR + 3.000%)	4.310		11-03-23	598,500	598,997
Sabre GLBL, Inc. (3 month LIBOR + 2.250%)	3.486		02-22-24	114,425	114,819
TierPoint LLC (1 month LIBOR + 7.250%)	8.489		05-05-25	115,000	117,300
Travelport Finance Luxembourg Sarl (3 month LIBOR + 2.750%)	4.061		09-02-21	262,116	261,683
IT services 0.3%
First Data Corp. (1 month LIBOR + 2.250%)	3.486		07-08-22	613,848	613,081
First Data Corp. (1 month LIBOR + 2.500%)	3.736		04-26-24	651,587	651,587
Gartner, Inc. (1 month LIBOR + 2.000%)	3.239		04-05-24	79,800	80,000
Global Payments, Inc. (1 month LIBOR + 2.000%)	3.239		04-22-23	51,514	51,514
Infogroup, Inc. (3 month LIBOR + 5.000%)	5.837		03-27-23	69,825	69,738
Peak 10, Inc. (3 month LIBOR + 3.500%)	4.811		08-01-24	365,000	363,631
Peak 10, Inc. (3 month LIBOR + 7.250%)	8.561		08-01-25	50,000	50,334
Presidio LLC (3 month LIBOR + 3.250%)	4.549		02-02-22	39,518	39,650
TierPoint LLC (1 month LIBOR + 3.750%)	4.989		05-06-24	347,311	348,467
WEX, Inc. (1 month LIBOR + 2.750%)	3.989		06-30-23	99,000	99,656
Semiconductors and semiconductor equipment 0.0%
Cavium, Inc. (1 month LIBOR + 2.250%)	3.484		08-16-22	87,464	87,574
Software 0.8%
Almonde, Inc. (3 month LIBOR + 7.250%)	8.567		06-13-25	350,923	356,790

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       73

	Rate (%)		Maturity date	Par value^	Value
Information technology (continued)
Software (continued)
Ascend Learning LLC (3 month LIBOR + 3.250%)	4.533		07-12-24	205,000	$205,683
AssuredPartners, Inc. (1 month LIBOR + 3.500%)	4.739		10-21-22	233,271	233,912
CCC Information Services, Inc. (1 month LIBOR + 3.000%)	4.240		04-27-24	155,000	154,651
GTCR Valor Companies, Inc. (3 month EURIBOR + 4.250%)	5.533		06-20-23	40,000	48,154
GTCR Valor Companies, Inc. (3 month LIBOR + 4.250%)	5.503		06-16-23	195,000	196,392
Hyland Software, Inc. (1 month LIBOR + 7.000%)	8.239		07-07-25	75,000	76,219
Information Resources, Inc. (1 month LIBOR + 4.250%)	5.486		01-18-24	249,375	250,934
Information Resources, Inc. (1 month LIBOR + 8.250%)	9.486		01-20-25	50,000	49,813
Kronos, Inc. (3 month LIBOR + 3.500%)	4.811		11-01-23	946,267	953,505
Kronos, Inc. (3 month LIBOR + 8.250%)	9.561		11-01-24	385,000	397,513
MA FinanceCo LLC (1 month LIBOR + 2.750%)	3.981		06-21-24	124,464	124,308
Misys Europe SA (3 month LIBOR + 3.500%)	4.817		06-13-24	95,000	95,404
Renaissance Learning, Inc. (3 month LIBOR + 3.750%)	5.046		04-09-21	95,809	96,368
RP Crown Parent LLC (1 month LIBOR + 3.500%)	4.739		10-12-23	198,875	200,226
SCS Holdings, Inc. (1 month LIBOR + 4.250%)	5.837		10-30-22	92,617	93,157
Seattle Spinco, Inc. (3 month LIBOR + 2.750%)	4.030		06-21-24	840,536	839,485
SolarWinds Holdings, Inc. (1 month LIBOR + 3.500%)	4.739		02-05-23	495,013	496,800
Solera LLC (2 month LIBOR + 3.250%)	4.507		03-03-23	49,811	49,938
SS&C European Holdings Sarl (1 month LIBOR + 2.250%)	3.489		07-08-22	7,051	7,076
SS&C Technologies, Inc. (1 month LIBOR + 2.250%)	3.489		07-08-22	135,195	135,678
Trader Corp. (3 month LIBOR + 3.250%)	4.545		09-28-23	224,438	223,971
Veritas Bermuda, Ltd. (3 month LIBOR + 4.500%)	5.796		01-27-23	1,646,872	1,658,532
Veritas US, Inc. (T)		TBD	06-06-24	330,000	326,561
Technology hardware, storage and peripherals 0.1%
Cologix, Inc. (1 month LIBOR + 7.000%)	8.236		03-20-25	250,000	251,458
Cologix, Inc. (Prime rate and 6 month LIBOR + 2.000% and 3.000%)	4.456		03-20-24	209,475	209,125

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       74

	Rate (%)	Maturity date	Par value^	Value
Information technology (continued)
Technology hardware, storage and peripherals (continued)
CPI Acquisition, Inc. (3 month LIBOR + 4.500%)	5.962	08-17-22	79,799	$51,869
Harland Clarke Holdings Corp. (3 month LIBOR + 5.500%)	6.796	02-09-22	29,811	29,898
Harland Clarke Holdings Corp. (3 month LIBOR + 6.000%)	7.296	12-31-21	141,402	142,003
Oberthur Technologies	3.750	12-15-23	46,266	45,494
Oberthur Technologies (3 month LIBOR + 3.750%)	5.046	01-10-24	28,547	28,071
Western Digital Corp. (3 month LIBOR + 2.750%)	3.984	04-29-23	295,091	296,484
Materials 0.6%				5,165,563
Chemicals 0.2%
ASP Chromaflo Dutch I BV (1 month LIBOR + 4.000%)	5.239	11-18-23	70,306	70,526
ASP Chromaflo Intermediate Holdings, Inc. (1 month LIBOR + 4.000%)	5.239	11-18-23	54,069	54,238
ASP Chromaflo Intermediate Holdings, Inc. (1 month LIBOR + 8.000%)	9.239	11-14-24	75,000	74,438
INEOS US Finance LLC (2 month LIBOR + 2.750%)	4.007	04-01-24	34,825	34,895
Inovyn Finance PLC (3 month EURIBOR + 3.000%)	3.750	05-31-24	74,438	89,314
Kraton Polymers LLC (1 month LIBOR + 3.000%)	4.239	01-06-22	71,205	71,650
MacDermid, Inc. (1 month LIBOR + 3.000%)	4.234	06-07-23	90,650	90,933
MacDermid, Inc. (1 month LIBOR + 3.500%)	4.739	06-07-20	289,822	291,634
Methanol Holdings Trinidad, Ltd. (1 month LIBOR + 3.500%)	4.739	06-30-22	129,669	130,318
Minerals Technologies, Inc.	4.750	05-09-21	100,000	101,500
New Arclin US Holding Corp. (6 month LIBOR + 4.250%)	5.670	02-14-24	45,000	45,338
PQ Corp. (3 month LIBOR + 3.250%)	4.562	11-04-22	222,754	223,590
Solenis International LP (3 month LIBOR + 3.250%)	4.567	07-31-21	145,449	145,667
Solenis International LP (3 month LIBOR + 6.750%)	8.067	07-31-22	650,000	649,727
Construction materials 0.1%
Quikrete Holdings, Inc. (1 month LIBOR + 2.750%)	3.989	11-15-23	99,500	98,891
Summit Materials LLC (1 month LIBOR + 2.750%)	3.989	07-17-22	465,500	467,441
Containers and packaging 0.2%
Anchor Glass Container Corp. (1 and 3 month LIBOR + 2.750%)	4.032	12-07-23	99,500	99,655

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       75

	Rate (%)	Maturity date	Par value^	Value
Materials (continued)
Containers and packaging (continued)
BWAY Corp. (1 month LIBOR + 3.250%)	4.481	04-03-24	630,000	$630,195
Charter NEX US, Inc. (1 month LIBOR + 3.250%)	4.489	05-16-24	140,000	140,132
Consolidated Container Company LLC (1 month LIBOR + 3.500%)	4.739	05-22-24	35,000	35,175
Kloeckner Pentaplast of America, Inc. (3 month LIBOR + 4.250%)	5.546	06-30-22	302,817	302,690
NPC International, Inc. (1 month LIBOR + 3.500%)	4.736	04-19-24	40,000	40,200
PPC Industries, Inc. (3 month LIBOR + 3.500%)	4.812	05-08-24	24,938	24,875
Proampac PG Borrower LLC (Prime rate and 1 and 3 month LIBOR + 3.000% and 4.000%)	5.275	11-18-23	149,312	150,900
TricorBraun, Inc. (3 month LIBOR + 3.750%)	5.046	11-30-23	158,295	159,166
Metals and mining 0.1%
Big River Steel LLC (3 month LIBOR + 5.000%)	6.236	08-11-23	220,000	222,200
Signode Industrial Group US, Inc. (1 and 3 month LIBOR + 2.750%)	4.016	05-04-21	45,000	45,019
Zekelman Industries, Inc. (3 month LIBOR + 3.500%)	4.789	06-14-21	475,760	476,155
Paper and forest products 0.0%
Flex Acquisition Company, Inc. (3 month LIBOR + 3.000%)	4.299	12-29-23	199,500	199,101
Real estate 0.0%				206,938
Equity real estate investment trusts 0.0%
Equinix, Inc. (1 month LIBOR + 2.000%)	3.239	01-06-23	49,375	49,375
Equinix, Inc. (3 month EURIBOR + 2.500%)	2.500	01-05-24	24,938	29,749
Equinix, Inc. (3 month LIBOR + 3.000%)	3.750	01-06-23	98,874	127,814
Telecommunication services 0.3%				3,007,295
Diversified telecommunication services 0.2%
CenturyLink, Inc.	2.750	01-31-25	555,000	542,746
Colorado Buyer, Inc. (3 month LIBOR + 3.000%)	4.310	05-01-24	195,000	195,854
Colorado Buyer, Inc. (3 month LIBOR + 7.250%)	8.570	05-01-25	85,000	86,063
Intelsat Jackson Holdings SA (3 month LIBOR + 2.750%)	4.000	06-30-19	673,704	670,639
IPC Corp. (3 month LIBOR + 4.500%)	5.820	08-06-21	48,875	46,248
Level 3 Financing, Inc. (1 month LIBOR + 2.250%)	3.485	02-22-24	370,000	369,652
SFR Group SA (3 month LIBOR + 2.750%)	4.061	07-31-25	224,438	223,147

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       76

	Rate (%)	Maturity date	Par value^	Value
Telecommunication services (continued)
Diversified telecommunication services (continued)
Zayo Group LLC (1 month LIBOR + 2.250%)	3.481	01-19-24	135,843	$135,852
Wireless telecommunication services 0.1%
Digicel International Finance, Ltd. (3 month LIBOR + 3.750%)	5.070	05-28-24	310,000	312,824
LTS Buyer LLC (3 month LIBOR + 3.250%)	4.546	04-13-20	269,388	269,657
Sprint Communications, Inc. (1 month LIBOR + 2.500%)	3.750	02-02-24	154,613	154,613
Utilities 0.3%				2,817,423
Electric utilities 0.3%
Energy Future Intermediate Holding Company LLC (1 month LIBOR + 3.000%)	4.234	06-30-18	1,280,000	1,285,120
Helix Gen Funding LLC (3 month LIBOR + 3.750%)	4.960	06-02-24	65,000	65,576
Vistra Operations Company LLC (1 month LIBOR + 2.750%)	3.979	12-14-23	174,125	174,374
Vistra Operations Company LLC (1 month LIBOR + 2.750%)	3.982	08-04-23	194,681	194,653
Vistra Operations Company LLC (1 month LIBOR + 2.750%)	3.987	08-04-23	672,571	672,476
Independent power and renewable electricity producers 0.0%
Calpine Corp. (3 month LIBOR + 2.750%)	4.050	01-15-23	148,496	148,079
Calpine Corp. (3 month LIBOR + 2.750%)	4.050	01-15-24	159,593	159,020
Dynegy, Inc. (1 month LIBOR + 3.250%)	4.489	02-07-24	117,984	118,125
Collateralized mortgage obligations 2.3%				$20,388,635
(Cost $20,228,316)
Commercial and residential 1.4%				12,278,415
225 Liberty Street Trust Series 2016-225L, Class A (S)	3.597	02-10-36	100,000	104,548
Alternative Loan Trust Series 2005-61, Class 2A2 (1 month LIBOR + 0.380%) (P)	1.614	12-25-35	25,995	22,932
BAMLL Commercial Mortgage Securities Trust Series 2014-IP, Class A (P) (S)	2.808	06-15-28	100,000	100,257
Banc of America Commercial Mortgage Trust Series 2006-3, Class AM (P)	5.917	07-10-44	235,942	167,023
Banc of America Funding Trust Series 2005-A, Class 5A1 (1 month LIBOR + 0.300%) (P)	1.531	02-20-35	3,268	3,246
Banc of America Mortgage Securities Trust
Series 2004-A, Class 2A2 (P)	3.588	02-25-34	18,133	18,092
Series 2004-D, Class 2A2 (P)	3.692	05-25-34	8,953	9,028

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       77

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2004-H, Class 2A2 (P)	3.436	09-25-34	31,461	$31,086
Series 2004-I, Class 3A2 (P)	3.400	10-25-34	5,098	5,147
Series 2005-J, Class 3A1 (P)	3.754	11-25-35	41,133	42,380
BANK Trust Series 2017-BNK5, Class D (P) (S)	3.078	06-15-60	100,000	80,931
Bayview Opportunity Master Fund IVa Trust Series 2017-RT1, Class A1 (P) (S)	3.000	03-28-57	92,925	94,750
Bear Stearns ALT-A Trust Series 2005-8, Class 12A1 (1 month LIBOR + 0.540%) (P)	1.774	10-25-35	166,295	159,930
Citigroup Commercial Mortgage Trust
Series 2014-GC21, Class A1	1.242	05-10-47	48,347	48,193
Series 2014-GC21, Class AS	4.026	05-10-47	365,000	391,795
Series 2015-GC27, Class A1	1.353	02-10-48	32,597	32,458
Series 2015-GC27, Class AS	3.571	02-10-48	60,000	61,815
Series 2015-GC33, Class A4	3.778	09-10-58	80,000	85,439
Series 2015-GC33, Class AS	4.114	09-10-58	50,000	53,471
Series 2017-P7, Class AS	3.915	04-14-50	235,000	248,500
CLNS Trust Series 2017-IKPR, Class A (1 month LIBOR + 0.800%) (P) (S)	2.029	06-11-32	100,000	99,874
COLT Mortgage Loan Trust
Series 2017-1, Class A1 (P) (S)	2.614	05-27-47	84,247	85,293
Series 2017-1, Class A3 (P) (S)	3.074	05-27-47	84,247	85,284
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG) Series 2014-UBS4, Class C (P)	4.781	08-10-47	65,000	66,572
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG)
Series 2013-CR12, Class A4	4.046	10-10-46	255,000	276,687
Series 2014-CR20, Class A1	1.324	11-10-47	20,529	20,459
Series 2014-CR21, Class A1	1.494	12-10-47	15,208	15,176
Series 2014-CR21, Class A3	3.528	12-10-47	465,000	488,389
Series 2014-UBS6, Class A1	1.445	12-10-47	28,828	28,775
Series 2015-CR22, Class A1	1.569	03-10-48	33,101	33,052
Series 2015-CR24, Class A1	1.652	08-10-48	53,270	53,229
Series 2015-CR24, Class A5	3.696	08-10-48	20,000	21,268
Series 2015-CR26, Class A4	3.630	10-10-48	215,000	227,199
Series 2015-LC23, Class A2	3.221	10-10-48	480,000	495,285
Series 2016-CR28, Class AHR	3.651	02-10-49	128,498	131,677
Commercial Mortgage Trust (Deutsche Bank AG) Series 2014-TWC, Class A (1 month LIBOR + 0.850%) (P) (S)	2.079	02-13-32	280,000	280,595
Commercial Mortgage Trust (Deutsche Bank AG/Jefferies & Company) Series 2015-PC1, Class B (P)	4.589	07-10-50	100,000	104,376

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       78

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Credit Suisse Commercial Mortgage Trust
Series 2015-GLPB, Class A (S)	3.639	11-15-34	445,000	$471,784
Series 2015-GLPB, Class B (P) (S)	3.938	11-15-34	190,000	200,774
CSAIL Commercial Mortgage Trust
Series 2015-C1, Class A1	1.684	04-15-50	31,244	31,182
Series 2015-C2, Class A1	1.454	06-15-57	157,987	157,242
Series 2015-C3, Class A4	3.718	08-15-48	70,000	74,150
Series 2016-C6, Class A5	3.090	01-15-49	90,000	91,133
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2005-2, Class 1A1 (1 month LIBOR + 0.400%) (P)	1.634	04-25-35	57,916	53,581
DSLA Mortgage Loan Trust
Series 2004-AR1, Class A1A (1 month LIBOR + 0.840%) (P)	2.071	09-19-44	71,142	69,682
Series 2004-AR4, Class 2A1A (1 month LIBOR + 0.360%) (P)	1.591	01-19-45	299,550	282,953
Eleven Madison Mortgage Trust Series 2015-11MD, Class A (P) (S)	3.673	09-10-35	200,000	210,462
GMACM Mortgage Loan Trust Series 2005-AR3, Class 5A1 (P)	3.905	06-19-35	11,738	11,477
GS Mortgage Securities Trust
Series 2014-GC22, Class A1	1.290	06-10-47	36,960	36,852
Series 2014-GC24, Class A1	1.509	09-10-47	67,835	67,674
Series 2015-GC28, Class A1	1.528	02-10-48	54,045	53,886
Series 2015-GC34, Class AS	3.911	10-10-48	55,000	57,559
Series 2016-GS2, Class A4	3.050	05-10-49	100,000	101,449
Series 2016-GS3, Class A1	1.429	10-10-49	17,302	17,147
GS Mortgage-Backed Securities Trust Series 2014-EB1A, Class 2A1 (P) (S)	2.468	07-25-44	92,906	92,966
HarborView Mortgage Loan Trust Series 2005-2, Class 2A1A (1 month LIBOR + 0.440%) (P)	1.671	05-19-35	37,771	35,232
Holmes Master Issuer PLC Series 2012-3A, Class B1 (3 month LIBOR + 2.200%) (P) (S)	3.504	10-15-54	166,675	166,948
Hospitality Mortgage Trust Series 2017-HIT, Class A (1 month LIBOR + 0.850%) (P) (S)	2.079	05-08-30	200,000	199,924
JPMBB Commercial Mortgage Securities Trust
Series 2014-C21, Class A1	1.322	08-15-47	22,281	22,236
Series 2014-C22, Class A1	1.451	09-15-47	15,064	15,038
Series 2014-C22, Class A4	3.801	09-15-47	85,000	90,627
Series 2014-C23, Class A1	1.650	09-15-47	20,245	20,245
Series 2014-C24, Class A1	1.539	11-15-47	11,739	11,721
Series 2014-C26, Class A1	1.596	01-15-48	67,852	67,808
Series 2015-C27, Class A1	1.414	02-15-48	43,986	43,855

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       79

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2015-C28, Class A1	1.445	10-15-48	172,481	$172,015
Series 2015-C30, Class A5	3.822	07-15-48	255,000	273,083
JPMorgan Alternative Loan Trust Series 2007-A2, Class 12A3 (1 month LIBOR + 0.190%) (P)	1.424	06-25-37	32,750	32,757
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2006-LDP7, Class AM (P)	6.138	04-17-45	1,070	1,069
Series 2014-C20, Class A1	1.268	07-15-47	29,792	29,701
Series 2016-ATRM, Class A (S)	2.962	10-05-28	270,000	270,533
Series 2016-JP3, Class A1	1.462	08-15-49	17,582	17,428
Series 2016-JP3, Class B (P)	3.397	08-15-49	90,000	89,570
LB-UBS Commercial Mortgage Trust Series 2008-C1, Class A2 (P)	6.296	04-15-41	402,084	407,550
Mill City Mortgage Loan Trust
Series 2016-1, Class A1 (P) (S)	2.500	04-25-57	158,165	158,927
Series 2017-2, Class A1 (P) (S)	2.750	07-25-59	485,331	490,742
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C16, Class A1	1.294	06-15-47	20,690	20,644
Series 2014-C17, Class A1	1.551	08-15-47	24,515	24,482
Series 2014-C18, Class A1	1.686	10-15-47	21,692	21,695
Series 2014-C19, Class A1	1.573	12-15-47	58,285	58,165
Series 2015-C24, Class B (P)	4.497	05-15-48	60,000	62,209
Series 2015-C24, Class C (P)	4.497	05-15-48	40,000	39,536
Series 2016-C28, Class C (P)	4.747	01-15-49	460,000	488,348
Series 2016-C29, Class A4	3.325	05-15-49	45,000	46,556
Series 2016-C30, Class A1	1.389	09-15-49	26,566	26,309
Morgan Stanley Capital I Trust
Series 2015-MS1, Class AS (P)	4.164	05-15-48	20,000	21,219
Series 2017-H1, Class B	4.075	06-15-50	105,000	109,083
Series 2017-H1, Class C (P)	4.281	06-15-50	75,000	76,422
One Market Plaza Trust Series 2017-1MKT, Class A (S)	3.613	02-10-32	275,000	289,412
Palisades Center Trust Series 2016-PLSD, Class A (S)	2.713	04-13-33	305,000	308,871
Seasoned Credit Risk Transfer Trust Series 2017-2, Class M1 (P) (S)	4.000	08-25-56	110,000	109,450
Vendee Mortgage Trust Series 1996-3, Class 4 (P)	9.793	03-15-25	224	235
WaMu Mortgage Pass Through Certificates
Series 2005-AR1, Class A1B (1 month LIBOR + 0.780%) (P)	2.014	01-25-45	70,403	67,429
Series 2005-AR12, Class 2A1 (P)	3.212	09-25-35	8,824	8,867
Wells Fargo Commercial Mortgage Trust
Series 2014-LC18, Class A1	1.437	12-15-47	68,730	68,517
Series 2015-C26, Class A1	1.454	02-15-48	30,309	30,209
Series 2015-C28, Class A1	1.531	05-15-48	51,800	51,662

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       80

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2015-LC20, Class A1	1.471	04-15-50	99,887	$99,584
Series 2015-NSX2, Class C (P)	4.391	07-15-58	35,000	34,732
Series 2015-NXS2, Class A2	3.020	07-15-58	270,000	275,913
Series 2015-NXS2, Class AS (P)	4.121	07-15-58	45,000	48,213
Series 2015-NXS2, Class B (P)	4.391	07-15-58	60,000	62,540
Series 2015-SG1, Class A1	1.568	09-15-48	37,108	37,041
Series 2016-LC24, Class A1	1.441	10-15-49	25,060	24,915
Series 2017-C38, Class B (P)	3.917	07-15-50	100,000	104,170
Wells Fargo Mortgage Backed Securities Trust
Series 2004-G, Class A3 (P)	3.355	06-25-34	12,516	12,605
Series 2003-O, Class 5A1 (P)	2.927	01-25-34	26,302	26,991
WF-RBS Commercial Mortgage Trust
Series 2011-C2, Class A1	1.283	05-15-47	63,904	63,707
Series 2013-C13, Class A4	3.001	05-15-45	275,000	282,952
Series 2013-C18, Class A3	3.651	12-15-46	110,000	115,131
Series 2014-C19, Class B (P)	4.723	03-15-47	51,000	54,798
Series 2014-C21, Class A1	1.413	08-15-47	60,093	59,925
Series 2014-C22, Class A1	1.479	09-15-57	52,456	52,330
Series 2014-C23, Class A1	1.663	10-15-57	20,388	20,375
U.S. Government Agency 0.9%				8,110,220
Federal Home Loan Mortgage Corp.
Series 199, Class PO (Z)	0.790	08-01-28	1,066	977
Series 2014-HQ2, Class M1 (1 month LIBOR + 1.450%) (P)	2.684	09-25-24	14,759	14,785
Series 2014-HQ2, Class M2 (1 month LIBOR + 2.200%) (P)	3.434	09-25-24	250,000	257,653
Series 2015-DN1, Class M2 (1 month LIBOR + 2.400%) (P)	3.634	01-25-25	35,740	35,846
Series 2015-DNA2, Class M2 (1 month LIBOR + 2.600%) (P)	3.834	12-25-27	175,608	180,260
Series 2015-DNA3, Class M2 (1 month LIBOR + 2.850%) (P)	4.084	04-25-28	213,412	221,794
Series 2015-HQ1, Class M2 (1 month LIBOR + 2.200%) (P)	3.434	03-25-25	126,528	127,814
Series 2015-HQ2, Class M2 (1 month LIBOR + 1.950%) (P)	3.184	05-25-25	250,000	255,200
Series 2016-DNA1, Class M2 (1 month LIBOR + 2.900%) (P)	4.134	07-25-28	250,000	259,077
Series 2016-DNA3, Class M2 (1 month LIBOR + 2.000%) (P)	3.234	12-25-28	250,000	255,579
Series 2016-HQA1, Class M1 (1 month LIBOR + 1.750%) (P)	2.984	09-25-28	94,685	95,051
Series 2016-HQA3, Class M2 (1 month LIBOR + 1.350%) (P)	2.584	03-25-29	250,000	253,195
Series 2017-DNA1, Class M2 (1 month LIBOR + 3.250%) (P)	4.484	07-25-29	250,000	257,125

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       81

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Series 2017-HQ1, Class M1 (1 month LIBOR + 3.550%) (P)	4.784	08-25-29	250,000	$261,793
Series 2017-HQA2, Class M1 (1 month LIBOR + 0.800%) (P)	2.034	12-25-29	246,948	247,804
Series 2017-SC02, Class M1 (P) (S)	3.905	05-25-47	131,648	133,667
Series 4448, Class JA	4.000	11-15-36	100,000	104,970
Series 4566, Class FA (1 month LIBOR + 0.500%) (P)	1.727	04-15-46	102,676	103,451
Series 4604, Class FH (1 month LIBOR + 0.500%) (P)	1.727	08-15-46	15,351	15,481
Series 4614, Class FG (1 month LIBOR + 0.500%) (P)	1.727	09-15-46	130,338	131,627
Series 4621, Class FK (1 month LIBOR + 0.500%) (P)	1.727	10-15-46	87,435	88,249
Series 4623, Class EF (1 month LIBOR + 0.450%) (P)	1.677	10-15-46	56,008	58,741
Series 4623, Class MF (1 month LIBOR + 0.500%) (P)	1.727	10-15-46	52,495	53,038
Series 4648, Class FA (1 month LIBOR + 0.500%) (P)	1.727	01-15-47	124,848	126,008
Series 4650, Class FL (1 month LIBOR + 0.450%) (P)	1.677	01-15-47	120,523	121,246
Series 4654, Class FK (1 month LIBOR + 0.500%) (P)	1.727	02-15-47	68,769	69,357
Series 4661, Class GF (1 month LIBOR + 0.450%) (P)	1.677	02-15-47	203,317	204,586
Series K025, Class A1	1.875	04-25-22	163,516	163,787
Federal National Mortgage Association
Series 2006-114, Class HE	5.500	12-25-36	89,263	100,020
Series 2016-103, Class LF (1 month LIBOR + 0.500%) (P)	1.734	01-25-47	37,642	37,966
Series 2016-63, Class AF (1 month LIBOR + 0.500%) (P)	1.734	09-25-46	208,565	210,858
Series 2016-64, Class FA (1 month LIBOR + 0.500%) (P)	1.734	09-25-46	232,708	234,435
Series 2016-70, Class F (1 month LIBOR + 0.450%) (P)	1.684	10-25-46	107,165	107,801
Series 2016-79, Class NF (1 month LIBOR + 0.450%) (P)	1.684	11-25-46	217,297	218,583
Series 2016-83, Class FA (1 month LIBOR + 0.500%) (P)	1.734	11-25-46	50,358	50,822
Series 2016-84, Class FT (1 month LIBOR + 0.500%) (P)	1.734	11-25-46	123,670	124,846
Series 2016-85, Class FA (1 month LIBOR + 0.500%) (P)	1.734	11-25-46	85,657	85,561
Series 2016-85, Class FG (1 month LIBOR + 0.500%) (P)	1.734	11-25-46	86,189	86,919

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       82

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Series 2016-C01, Class 2M1 (1 month LIBOR + 2.100%) (P)	3.334	08-25-28	280,870	$283,365
Series 2016-C02, Class 1M1 (1 month LIBOR + 2.150%) (P)	3.384	09-25-28	30,299	30,700
Series 2016-C05, Class 2M1 (1 month LIBOR + 1.350%) (P)	2.584	01-25-29	83,423	83,982
Series 2016-C06, Class 1M1 (1 month LIBOR + 1.300%) (P)	2.534	04-25-29	309,312	312,771
Series 2017, Class C03 1M1 (1 month LIBOR + 0.950%) (P)	2.184	10-25-29	101,669	101,910
Series 2017-C02, Class 2M1 (1 month LIBOR + 1.150%) (P)	2.384	09-25-29	87,209	87,954
Series 2017-C02, Class 2M2 (1 month LIBOR + 3.650%) (P)	4.884	09-25-29	115,000	120,669
Series 2017-C03, Class 1M2 (1 month LIBOR + 3.000%) (P)	4.234	10-25-29	35,000	35,608
Series 2017-C04, Class 2M1 (1 month LIBOR + 0.850%) (P)	2.084	11-25-29	53,863	54,076
Series 2017-C05, Class 1M1 (1 month LIBOR + 0.550%) (P)	1.784	01-25-30	135,369	135,198
Series 2017-C05, Class 1M2 (1 month LIBOR + 2.200%) (P)	3.434	01-25-30	70,000	68,377
Series 2017-C06, Class 2M2 (1 month LIBOR + 2.800%) (P)	4.036	02-25-30	115,000	114,513
Series 319, Class 2 IO	6.500	02-25-32	3,185	715
Government National Mortgage Association
Series 2010-103, Class IN IO	4.500	02-20-39	15,021	704
Series 2010-109, Class CI IO	4.500	12-20-37	83,401	643
Series 2010-127, Class JI IO	4.000	02-20-39	192,237	9,097
Series 2010-128, Class JC	4.000	06-20-39	70,000	74,134
Series 2010-165, Class IP IO	4.000	04-20-38	630,692	27,351
Series 2010-42, Class PI IO	4.500	09-20-37	220,581	1,787
Series 2010-87, Class HI IO	4.500	11-20-38	345,723	13,910
Series 2010-92, Class PI IO	4.500	11-20-37	23,529	140
Series 2010-98, Class PI IO	4.500	10-20-37	15,456	55
Series 2011-123, Class MA	4.000	07-20-41	485,000	522,487
Series 2011-133, Class GB	3.500	09-20-41	100,000	104,662
Series 2011-41 Class AI IO	4.500	12-20-39	144,507	7,101
Series 2011-88, Class EI IO	4.500	11-20-39	21,824	1,309
Series 2011-94, Class AI IO	4.500	01-20-39	98,486	1,787
Series 2012-94, Class BI IO	4.000	05-20-37	180,087	18,800
Series 2013-24, Class OI IO	4.000	02-20-43	109,469	21,516
Series 2014-115, Class KI IO	3.000	06-20-37	190,837	20,784
Series 2014-129, Class BI IO	3.500	09-20-29	437,287	49,450
Series 2014-160, Class DI IO	3.500	04-20-39	446,112	35,026
Series 2015-100, Class AI IO	3.500	03-20-39	652,976	42,764

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       83

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Series 2015-148, Class LI IO	3.500	06-20-39	432,443	$49,646
Series 2015-148, Class LI IO	3.500	05-20-43	113,107	21,472
Series 2016-46, Class IO	3.500	04-20-46	1,029,440	169,941
Series 2016-60, Class IK IO	3.500	12-20-45	847,757	129,844
Asset backed securities 3.9%				$35,048,921
(Cost $34,931,884)
Asset backed securities 3.9%				35,048,921
Ally Auto Receivables Trust
Series 2014-1, Class C	2.040	12-15-19	55,000	55,056
Series 2014-1, Class D	2.480	02-15-21	50,000	50,121
Series 2015-2, Class B (S)	2.070	10-15-20	115,000	115,319
Series 2015-2, Class D (S)	3.010	03-15-22	30,000	30,276
Series 2016-1, Class B	1.990	03-15-21	115,000	115,505
Series 2016-1, Class C	2.290	06-15-21	75,000	75,487
Series 2016-1, Class D	2.840	09-15-22	30,000	30,278
Series 2017-2, Class C	2.460	09-15-22	10,000	10,052
Series 2017-2, Class D	2.930	11-15-23	15,000	15,046
Ally Master Owner Trust Series 2015-3, Class A	1.630	05-15-20	965,000	965,234
ALM XI, Ltd. Series 2014-11A, Class A2AR (3 month LIBOR + 1.550%) (P) (S)	2.854	10-17-26	390,000	389,995
American Express Credit Account Master Trust Series 2017-5, Class B (1 month LIBOR + 0.580%) (P)	1.814	02-18-25	200,000	200,378
AmeriCredit Automobile Receivables Trust
Series 2013-5, Class D	2.860	12-09-19	85,000	85,682
Series 2014-1, Class E (S)	3.580	08-09-21	30,000	30,479
Series 2014-2, Class B	1.600	07-08-19	72,711	72,718
Series 2014-2, Class E (S)	3.370	11-08-21	60,000	60,945
Series 2014-3, Class C	2.580	09-08-20	25,000	25,192
Series 2014-3, Class D	3.130	10-08-20	80,000	81,222
Series 2014-3, Class E (S)	3.720	03-08-22	120,000	121,942
Series 2014-4, Class C	2.470	11-09-20	40,000	40,313
Series 2014-4, Class E	3.660	03-08-22	115,000	116,988
Series 2015-1, Class A3	1.260	11-08-19	45,298	45,282
Series 2015-2, Class A3	1.270	01-08-20	45,100	45,082
Series 2015-2, Class D	3.000	06-08-21	40,000	40,496
Series 2015-3, Class D	3.340	08-08-21	45,000	45,772
Series 2015-4, Class A3	1.700	07-08-20	39,114	39,138
Series 2015-4, Class C	2.880	07-08-21	65,000	65,787
Series 2016-1, Class A3	1.810	10-08-20	75,000	75,107
Series 2016-1, Class C	2.890	01-10-22	875,000	887,146
Series 2016-2, Class C	2.870	11-08-21	45,000	45,737

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       84

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Series 2016-3, Class D	2.710	09-08-22	115,000	$115,377
Series 2016-4, Class A3	1.530	07-08-21	65,000	64,872
Series 2017-1, Class B	2.300	02-18-22	65,000	65,266
Series 2017-1, Class C	2.710	08-18-22	15,000	15,137
Series 2017-3, Class B	2.240	06-19-23	75,000	75,188
Series 2017-3, Class C	2.690	06-19-23	80,000	80,371
ARI Fleet Lease Trust
Series 2015-A, Class A2 (S)	1.110	11-15-18	25,570	25,551
Series 2015-A, Class A3 (S)	1.670	09-15-23	160,000	159,754
Series 2016-A, Class A2 (S)	1.820	07-15-24	57,806	57,850
Series 2017-A, Class A2 (S)	1.910	04-15-26	200,000	200,256
Series 2017-A, Class A3 (S)	2.280	04-15-26	100,000	100,655
Ascentium Equipment Receivables LLC Series 2015-2A, Class A3 (S)	1.930	03-11-19	325,560	325,855
Ascentium Equipment Receivables Trust
Series 2016-1A, Class A2 (S)	1.750	11-13-18	13,955	13,962
Series 2016-1A, Class A3 (S)	1.920	12-10-19	60,000	60,035
Series 2016-2A, Class A2 (S)	1.460	04-10-19	52,421	52,379
Series 2017-1A, Class A2 (S)	1.870	07-10-19	50,000	50,042
Series 2017-1A, Class A3 (S)	2.290	06-10-21	50,000	50,180
Avis Budget Rental Car Funding AESOP LLC
Series 2012-3A, Class A (S)	2.100	03-20-19	100,000	100,102
Series 2013-1A, Class A (S)	1.920	09-20-19	510,000	509,961
Series 2013-2A, Class A (S)	2.970	02-20-20	475,000	480,326
Series 2013-2A, Class B (S)	3.660	02-20-20	100,000	101,449
Series 2014-1A, Class A (S)	2.560	07-20-20	390,000	390,996
Series 2014-2A, Class A (S)	2.500	02-20-21	100,000	100,500
Series 2015-1A, Class A (S)	2.500	07-20-21	100,000	100,374
BankBoston Home Equity Loan Trust Series 1998-2, Class A6 (P)	6.640	12-25-28	8,891	8,874
Barclays Dryrock Issuance Trust Series 2015-1, Class A	2.200	12-15-22	100,000	100,931
Bayview Mortgage Fund IVc Trust Series 2017-RT3, Class A (P) (S)	3.500	01-28-58	140,000	144,504
Bayview Opportunity Master Fund IVa Trust Series 2017-SPL5, Class A (P) (S)	3.500	06-28-57	363,008	374,712
Bayview Opportunity Master Fund IVb Trust Series 2017-SPL4, Class A (P) (S)	3.500	01-28-55	94,989	98,018
BMW Vehicle Lease Trust
Series 2016-2, Class A3	1.430	09-20-19	35,000	34,941
Series 2017-1, Class A3	1.980	05-20-20	85,000	85,427
California Republic Auto Receivables Trust Series 2015-1, Class B	2.510	02-16-21	20,000	20,110
Capital Auto Receivables Asset Trust
Series 2013-4, Class D	3.220	05-20-19	30,000	30,137
Series 2014-1, Class C	2.840	04-22-19	55,000	55,140

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       85

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Series 2014-2, Class C	2.410	05-20-19	75,000	$75,096
Series 2015-2, Class A3	1.730	09-20-19	469,539	469,845
Series 2015-4, Class A2	1.620	03-20-19	50,938	50,957
Series 2015-4, Class A4	2.010	07-20-20	145,000	145,558
Series 2016-1, Class A3	1.730	04-20-20	45,000	45,043
Series 2016-2, Class A4	1.630	01-20-21	30,000	29,953
Series 2016-2, Class C	2.420	06-21-21	110,000	110,477
Series 2016-3, Class A3	1.540	08-20-20	20,000	19,988
Carlyle Global Market Strategies CLO, Ltd. Series 2015-1A, Class AR (3 month LIBOR + 1.000%) (P) (S)	2.307	04-20-27	250,000	249,998
CarMax Auto Owner Trust
Series 2014-1, Class B	1.690	08-15-19	20,000	20,012
Series 2014-1, Class C	1.930	11-15-19	30,000	30,048
Series 2014-1, Class D	2.430	08-17-20	295,000	295,459
Series 2016-1, Class A4	1.880	06-15-21	100,000	100,255
Series 2016-4, Class A3	1.400	08-15-21	100,000	99,523
Series 2016-4, Class C	2.260	07-15-22	40,000	39,816
CCG Receivables Trust
Series 2015-1, Class B (S)	2.600	01-17-23	100,000	100,421
Series 2016-1, Class A2 (S)	1.690	09-14-22	107,080	106,986
Chase Funding Trust
Series 2002-2, Class 1M1	5.599	09-25-31	374	375
Series 2002-4, Class 2A1 (1 month LIBOR + 0.740%) (P)	1.974	10-25-32	4,624	4,582
Chase Issuance Trust Series 2016-A2, Class A	1.370	06-15-21	630,000	627,451
Chrysler Capital Auto Receivables Trust
Series 2016-BA, Class A2 (S)	1.360	01-15-20	79,444	79,385
Series 2016-BA, Class A3 (S)	1.640	07-15-21	100,000	99,856
Citibank Credit Card Issuance Trust Series 2016-A1, Class A1	1.750	11-19-21	450,000	450,882
CNH Equipment Trust
Series 2015-B, Class A3	1.370	07-15-20	121,230	121,117
Series 2016-C, Class A3	1.440	12-15-21	90,000	89,623
Countrywide Asset-Backed Certificates Series 2004-BC1, Class M2 (1 month LIBOR + 1.605%) (P)	2.839	01-25-34	28,263	27,405
DB Master Finance LLC
Series 2015-1A, Class A2I (S)	3.262	02-20-45	243,750	245,334
Series 2015-1A, Class A2II (S)	3.980	02-20-45	185,250	190,898
Diamond Resorts Owner Trust
Series 2013-2, Class A (S)	2.270	05-20-26	30,673	30,540
Series 2014-1, Class A (S)	2.540	05-20-27	33,636	33,349
Series 2015-1, Class A (S)	2.730	07-20-27	45,809	45,787
Series 2015-2, Class A (S)	2.990	05-22-28	34,696	34,294

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       86

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Elara HGV Timeshare Issuer LLC Series 2014-A, Class A (S)	2.530	02-25-27	104,392	$104,069
Enterprise Fleet Financing LLC
Series 2015-2, Class A2 (S)	1.590	02-22-21	75,029	74,970
Series 2015-2, Class A3 (S)	2.090	02-22-21	370,000	371,116
Series 2017-1, Class A2 (S)	2.130	07-20-22	620,000	623,218
Series 2017-2, Class A2 (S)	1.970	01-20-23	210,000	210,629
Ford Credit Auto Lease Trust
Series 2015-A, Class A4	1.310	08-15-18	9,832	9,831
Series 2017-A, Class A4	2.020	06-15-20	50,000	50,185
Ford Credit Auto Owner Trust
Series 2015-A, Class A3	1.280	09-15-19	29,358	29,342
Series 2016-C, Class B	1.730	03-15-22	80,000	79,481
Series 2016-C, Class C	1.930	04-15-23	55,000	54,840
Ford Credit Floorplan Master Owner Trust A
Series 2013-4, Class C	2.290	06-15-20	65,000	65,135
Series 2016-3, Class A1	1.550	07-15-21	105,000	104,699
Series 2016-3, Class B	1.750	07-15-21	30,000	29,865
Series 2016-5, Class B	2.160	11-15-21	275,000	275,566
Series 2017-1, Class B	2.250	05-15-22	60,000	60,216
GM Financial Automobile Leasing Trust
Series 2015-1, Class D	3.010	03-20-20	20,000	20,075
Series 2016-2, Class A3	1.620	09-20-19	100,000	100,021
Series 2016-2, Class B	2.080	03-20-20	180,000	179,657
Series 2016-2, Class C	2.580	03-20-20	110,000	110,119
Series 2017-1, Class A3	2.060	05-20-20	130,000	130,675
Series 2017-1, Class A4	2.260	08-20-20	10,000	10,095
GM Financial Consumer Automobile Series 2017-1A, Class C (S)	2.450	07-17-23	100,000	100,531
GMF Floorplan Owner Revolving Trust
Series 2015-1, Class A1 (S)	1.650	05-15-20	100,000	100,052
Series 2015-1, Class C (S)	2.220	05-15-20	100,000	100,069
Series 2016-1, Class A1 (S)	1.960	05-17-21	505,000	507,109
Series 2016-1, Class B (S)	2.410	05-17-21	200,000	201,400
Series 2017-1, Class A1 (S)	2.220	01-18-22	205,000	206,357
Series 2017-1, Class B (S)	2.580	01-18-22	480,000	484,473
Series 2017-1, Class C (S)	2.970	01-18-22	100,000	100,798
Series 2017-3, Class C (S)	2.460	08-16-21	100,000	100,074
GreatAmerica Leasing Receivables Funding LLC
Series 2014-1, Class A4 (S)	1.470	08-15-20	48,796	48,793
Series 2017-1, Class A2 (S)	1.720	04-22-19	100,000	100,023
Series 2017-1, Class A3 (S)	2.060	06-22-20	100,000	100,368
GSAA Home Equity Trust
Series 2005-11, Class 2A1 (1 month LIBOR + 0.280%) (P)	1.514	10-25-35	49,826	47,972

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       87

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Series 2005-14, Class 2A3 (1 month LIBOR + 0.350%) (P)	1.584	12-25-35	50,858	$45,144
Series 2005-8, Class A3 (1 month LIBOR + 0.430%) (P)	1.664	06-25-35	109,714	108,578
Series 2007-7, Class 2A1 (U.S. Federal Funds Effective Rate + 0.110%) (P)	1.270	07-25-37	137,808	126,994
Halcyon Loan Advisors Funding, Ltd.
Series 2014-3A, Class AR (3 month LIBOR + 1.100%) (P) (S)	2.413	10-22-25	250,000	249,998
Series 2014-3A, Class B1R (3 month LIBOR + 1.700%) (P) (S)	3.013	10-22-25	250,000	249,996
Hilton Grand Vacations Trust
Series 2014-AA, Class A (S)	1.770	11-25-26	177,810	176,160
Series 2017-AA, Class A (S)	2.660	12-26-28	177,405	178,573
Honda Auto Receivables Owner Trust Series 2016-4, Class A4	1.360	01-18-23	90,000	89,357
Huntington Auto Trust Series 2016-1, Class A4	1.930	04-15-22	120,000	120,428
Hyundai Auto Lease Securitization Trust
Series 2015-A, Class A4 (S)	1.650	08-15-19	180,000	180,066
Series 2015-B, Class A4 (S)	1.660	07-15-19	370,000	370,132
Series 2016-B, Class A3 (S)	1.520	10-15-19	180,000	179,970
Series 2016-C, Class A3 (S)	1.490	02-18-20	160,000	159,782
Series 2016-C, Class A4 (S)	1.650	07-15-20	100,000	99,868
Series 2017-A, Class A3 (S)	1.880	08-17-20	160,000	160,513
Hyundai Auto Receivables Trust Series 2017-A, Class B	2.380	04-17-23	25,000	25,220
Jimmy Johns Funding LLC Series 2017-1A, Class A2I (S)	3.610	07-30-47	65,000	65,721
John Deere Owner Trust
Series 2015-A, Class A3	1.320	06-17-19	26,955	26,945
Series 2016-A, Class A3	1.360	04-15-20	60,000	59,919
Series 2016-B, Class A3	1.250	06-15-20	35,000	34,881
KKR CLO 12, Ltd. Series 12, Class A1R (3 month LIBOR + 1.050%) (P) (S)	2.354	07-15-27	495,000	494,214
Kubota Credit Owner Trust
Series 2014-1A, Class A4 (S)	1.670	07-15-20	459,973	460,215
Series 2015-1A, Class A4 (S)	1.790	08-16-21	400,000	400,742
Series 2016-1A, Class A3 (S)	1.500	07-15-20	100,000	99,663
Mercedes-Benz Auto Receivables Trust Series 2016-A, Class A3	1.520	03-15-19	70,000	70,010
MMAF Equipment Finance LLC
Series 2014-AA, Class A3 (S)	0.870	01-08-19	80,131	80,045
Series 2015-AA, Class A3 (S)	1.390	10-16-19	51,403	51,336
Series 2015-AA, Class A4 (S)	1.930	07-16-21	195,000	195,167

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       88

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Series 2016-AA, Class A3 (S)	1.480	06-15-20	100,000	$99,746
Series 2016-AA, Class A4 (S)	1.760	01-17-23	225,000	223,941
MVW Owner Trust
Series 2013-1A, Class A (S)	2.150	04-22-30	57,084	56,864
Series 2014-1A, Class A (S)	2.250	09-22-31	87,291	86,975
Series 2017-1A, Class A (S)	2.420	12-20-34	200,000	201,075
Nationstar HECM Loan Trust
Series 2016-2A, Class A (P) (S)	2.239	06-25-26	33,355	33,575
Series 2016-3A, Class A (S)	2.013	08-25-26	53,469	54,015
Nelnet Student Loan Trust Series 2008-3, Class A4 (3 month LIBOR + 1.650%) (P)	2.967	11-25-24	186,956	189,866
Nissan Auto Lease Trust
Series 2015-B, Class A3	1.540	04-16-18	46,737	46,740
Series 2016-B, Class A4	1.610	01-18-22	45,000	44,959
Series 2017-A, Class A3	1.910	04-15-20	175,000	175,189
Nissan Master Owner Receivables Trust
Series 2015-A, Class A2	1.440	01-15-20	120,000	119,996
Series 2016-A, Class A2	1.540	06-15-21	55,000	54,826
NovaStar Mortgage Funding Trust Series 2006-1, Class A1A (1 month LIBOR + 0.160%) (P)	1.394	05-25-36	81,599	79,482
OZLM VIII, Ltd. Series 2014-8A, Class A1AR (3 month LIBOR + 1.130%) (P) (S)	2.434	10-17-26	560,000	559,994
Santander Drive Auto Receivables Trust
Series 2014-3, Class D	2.650	08-17-20	60,000	60,519
Series 2015-2, Class D	3.020	04-15-21	285,000	288,549
Series 2015-3, Class D	3.490	05-17-21	75,000	76,336
Series 2015-4, Class D	3.530	08-16-21	40,000	40,809
Series 2015-5, Class C	2.740	12-15-21	115,000	116,054
Series 2015-5, Class D	3.650	12-15-21	100,000	102,340
Series 2016-1, Class B	2.470	12-15-20	25,000	25,137
Series 2016-1, Class D	4.020	04-15-22	25,000	25,783
Series 2016-3, Class C	2.460	03-15-22	68,000	68,341
Series 2017-1, Class A2	1.490	02-18-20	93,745	93,686
Series 2017-1, Class B	2.100	06-15-21	45,000	45,092
Series 2017-1, Class C	2.580	05-16-22	55,000	55,377
Sierra Timeshare Receivables Funding LLC
Series 2014-2A, Class A (P) (S)	2.050	06-20-31	22,959	22,925
Series 2014-3A, Class A (S)	2.300	10-20-31	124,952	124,967
Series 2015-1A, Class A (S)	2.400	03-22-32	193,563	193,719
Series 2015-2A, Class A (S)	2.430	06-20-32	89,599	89,532
Series 2015-3A, Class A (S)	2.580	09-20-32	211,018	211,638
Series 2016-2A, Class A (S)	2.330	07-20-33	50,851	50,852

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       89

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
SLM Student Loan Trust
Series 2008-1, Class A4 (3 month LIBOR + 0.650%) (P)	1.964	01-25-22	125,064	$124,727
Series 2008-4, Class A4 (3 month LIBOR + 1.650%) (P)	2.964	07-25-22	250,462	256,708
Series 2008-5, Class A4 (3 month LIBOR + 1.700%) (P)	3.014	07-25-23	240,160	247,325
Series 2008-9, Class A (3 month LIBOR + 1.500%) (P)	2.814	04-25-23	282,022	288,795
Series 2010-1, Class A (1 month LIBOR + 0.400%) (P)	1.634	03-25-25	93,850	92,806
SMART ABS Trust
Series 2015-1US, Class A3A	1.500	09-14-18	28,503	28,489
Series 2015-3US, Class A3A	1.660	08-14-19	87,021	86,860
Series 2016-2US, Class A2A	1.450	08-14-19	97,841	97,463
Series 2016-2US, Class A3A	1.710	03-15-21	270,000	267,615
SMB Private Education Loan Trust
Series 2014-A, Class A2A (S)	3.050	05-15-26	126,978	129,612
Series 2015-A, Class A2A (S)	2.490	06-15-27	160,000	161,648
Series 2015-A, Class A2B (1 month LIBOR + 1.000%) (P) (S)	2.227	06-15-27	100,000	100,995
Series 2015-B, Class A2A (S)	2.980	07-15-27	180,000	184,662
Series 2015-C, Class A2A (S)	2.750	07-15-27	200,000	203,295
Series 2016-A, Class A2A (S)	2.700	05-15-31	200,000	202,484
Series 2016-B, Class A2A (S)	2.430	02-17-32	165,000	165,403
Springleaf Funding Trust Series 2016-AA, Class A (S)	2.900	11-15-29	120,000	121,315
Synchrony Credit Card Master Note Trust
Series 2012-2, Class A	2.220	01-15-22	480,000	483,536
Series 2013-1, Class B	1.690	03-15-21	630,000	629,311
Series 2014-1, Class A	1.610	11-15-20	210,000	210,064
Series 2014-1, Class B	1.810	11-15-20	225,000	225,049
Series 2014-1, Class C	1.910	11-15-20	105,000	104,995
Series 2015-1, Class B	2.640	03-15-23	180,000	181,793
Series 2015-3, Class B	1.940	09-15-21	100,000	100,062
Series 2015-4, Class B	2.620	09-15-23	85,000	85,774
Terwin Mortgage Trust Series 2005-14HE, Class AF2 (P)	4.849	08-25-36	8,393	8,443
Towd Point Mortgage Trust
Series 2015-3, Class A1B (P) (S)	3.000	03-25-54	218,175	220,972
Series 2015-4, Class A1B (P) (S)	2.750	04-25-55	61,854	62,451
Series 2015-5, Class A1B (P) (S)	2.750	05-25-55	191,203	193,158
Series 2016-1, Class A1B (P) (S)	2.750	02-25-55	170,343	172,154
Series 2016-1, Class A3B (P) (S)	3.000	02-25-55	133,961	135,370
Series 2016-2, Class A1A (P) (S)	2.750	08-25-55	93,200	94,298
Series 2016-3, Class A1 (P) (S)	2.250	04-25-56	270,788	270,655

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       90

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Series 2017-1, Class A1 (P) (S)	2.750	10-25-56	88,659	$89,725
Series 2017-2, Class A1 (P) (S)	2.750	04-25-57	190,030	192,176
Series 2017-3, Class A1 (P) (S)	2.750	06-25-57	830,814	841,001
Series 2017-4, Class A1 (P) (S)	2.750	06-25-57	165,000	166,675
Utility Debt Securitization Authority Series 2013-T, Class T1	2.042	06-15-21	158,000	158,126
VB-S1 Issuer LLC
Series 2016-1A, Class C (S)	3.065	06-15-46	140,000	140,990
Series 2016-1A, Class F (S)	6.901	06-15-46	85,000	88,283
Verizon Owner Trust
Series 2016-2A, Class A (S)	1.680	05-20-21	230,000	229,923
Series 2017-1A, Class A (S)	2.060	09-20-21	260,000	261,652
Series 2017-1A, Class B (S)	2.450	09-20-21	100,000	101,075
Series 2017-1A, Class C (S)	2.650	09-20-21	105,000	106,104
Volkswagen Auto Loan Enhanced Trust Series 2014-2, Class A4	1.390	05-20-21	250,000	249,814
Volvo Financial Equipment LLC Series 2016-1A, Class A3 (S)	1.670	02-18-20	130,000	130,086
Wendys Funding LLC Series 2015-1A, Class A2I (S)	3.371	06-15-45	427,388	432,721
Wheels SPV 2 LLC
Series 2015-1A, Class A2 (S)	1.270	04-22-24	48,303	48,259
Series 2016-1A, Class A2 (S)	1.590	05-20-25	170,852	170,710
World Omni Auto Receivables Trust Series 2017-A, Class A3	1.930	09-15-22	150,000	150,780
World Omni Automobile Lease Securitization Trust Series 2016-A, Class A3	1.450	08-15-19	85,000	84,855
			Shares	Value
Common stocks 10.3%				$93,626,520
(Cost $71,195,460)
Consumer discretionary 0.8%				7,588,959
Auto components 0.1%
Adient PLC			8,560	605,021
Automobiles 0.0%
Ford Motor Company			29,100	320,973
Hotels, restaurants and leisure 0.1%
Carnival Corp.			89	6,184
Las Vegas Sands Corp.			15,900	989,139
Leisure products 0.1%
Mattel, Inc.			28,200	457,404
Media 0.4%
Comcast Corp., Class A			31,600	1,283,276
Liberty Broadband Corp., Series A (I)			2,050	207,932

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       91

	Shares	Value
Consumer discretionary (continued)
Media (continued)
Liberty Broadband Corp., Series C (I)	2,850	$289,361
Liberty Global PLC LiLAC, Series C (I)	262	6,757
News Corp., Class A	57,900	774,123
The Walt Disney Company	3,000	303,600
Time Warner, Inc.	733	74,106
Twenty-First Century Fox, Inc., Class B	49,500	1,341,450
Multiline retail 0.1%
Kohl's Corp.	15,600	620,568
Macy's, Inc.	9,300	193,161
Specialty retail 0.0%
L Brands, Inc.	3,200	115,904
Consumer staples 0.7%		6,577,444
Beverages 0.2%
Diageo PLC	16,180	541,188
PepsiCo, Inc.	9,646	1,116,332
Food and staples retailing 0.1%
Wal-Mart Stores, Inc.	12,600	983,682
Food products 0.3%
Archer-Daniels-Midland Company	23,253	960,814
Kellogg Company	5,850	382,941
Tyson Foods, Inc., Class A	16,700	1,057,110
Household products 0.0%
Kimberly-Clark Corp.	3,500	431,515
Personal products 0.0%
Avon Products, Inc. (I)	3,200	7,968
Coty, Inc., Class A	25,193	417,700
Tobacco 0.1%
Philip Morris International, Inc.	5,800	678,194
Energy 1.0%		9,278,888
Oil, gas and consumable fuels 1.0%
Apache Corp.	16,701	648,667
Canadian Natural Resources, Ltd.	12,000	369,840
Chevron Corp.	9,300	1,000,866
EQT Corp.	2,670	166,448
Exxon Mobil Corp.	31,000	2,366,230
Frontera Energy Corp. (I)	3,500	106,493
Frontera Energy Corp. (I)	9,695	295,023
Hess Corp.	22,481	874,511
Occidental Petroleum Corp.	18,300	1,092,510
Royal Dutch Shell PLC, ADR, Class A	5,400	297,972

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       92

	Shares	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
TOTAL SA	35,302	$1,831,728
TransCanada Corp.	4,500	228,600
Financials 2.7%		24,444,406
Banks 1.3%
Bank of America Corp.	11,428	273,015
Citigroup, Inc.	21,941	1,492,646
Fifth Third Bancorp	43,900	1,147,107
JPMorgan Chase & Co.	37,658	3,422,736
KeyCorp	39,000	671,190
The PNC Financial Services Group, Inc.	7,253	909,599
The Royal Bank of Scotland Group PLC (I)	50,074	163,186
U.S. Bancorp	24,100	1,235,125
Wells Fargo & Company	44,800	2,287,936
Capital markets 0.7%
Ameriprise Financial, Inc.	7,808	1,081,486
Morgan Stanley	44,200	2,011,100
Northern Trust Corp.	9,083	803,846
State Street Corp.	18,300	1,692,567
The Bank of New York Mellon Corp.	16,684	872,240
Consumer finance 0.1%
American Express Company	5,417	466,404
Insurance 0.6%
American International Group, Inc.	14,700	889,056
Brighthouse Financial, Inc. (I)	3,669	209,390
Chubb, Ltd.	3,591	507,839
Loews Corp.	30,608	1,425,721
Marsh & McLennan Companies, Inc.	9,209	719,039
MetLife, Inc.	28,166	1,319,014
Willis Towers Watson PLC	3,727	553,348
XL Group, Ltd.	7,100	290,816
Health care 1.2%		10,599,517
Biotechnology 0.1%
Gilead Sciences, Inc.	13,850	1,159,384
Health care equipment and supplies 0.2%
Becton, Dickinson and Company	3,750	747,900
Medtronic PLC	12,300	991,626
Health care providers and services 0.2%
Anthem, Inc.	8,282	1,623,603
Pharmaceuticals 0.7%
Bristol-Myers Squibb Company	15,500	937,440

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       93

	Shares	Value
Health care (continued)
Pharmaceuticals (continued)
GlaxoSmithKline PLC	31,745	$629,814
GlaxoSmithKline PLC, ADR	4,400	177,012
Johnson & Johnson	14,850	1,965,695
Merck & Company, Inc.	14,300	913,198
Pfizer, Inc.	42,861	1,453,845
Industrials 1.1%		9,500,253
Aerospace and defense 0.2%
The Boeing Company	7,278	1,744,245
United Technologies Corp.	1,050	125,706
Air freight and logistics 0.2%
C.H. Robinson Worldwide, Inc.	2,000	141,260
United Parcel Service, Inc., Class B	9,746	1,114,553
Airlines 0.1%
Delta Air Lines, Inc.	6,600	311,454
Southwest Airlines Company	6,500	338,910
Building products 0.2%
Johnson Controls International PLC	38,895	1,539,853
Commercial services and supplies 0.0%
Stericycle, Inc. (I)	2,000	143,780
Electrical equipment 0.1%
Emerson Electric Company	15,230	899,179
Industrial conglomerates 0.1%
General Electric Company	44,624	1,095,519
Machinery 0.2%
Cummins, Inc.	188	29,963
Flowserve Corp.	11,186	439,386
Illinois Tool Works, Inc.	7,200	990,072
Pentair PLC	9,450	586,373
Information technology 1.0%		9,427,005
Communications equipment 0.3%
Cisco Systems, Inc.	38,200	1,230,422
Harris Corp.	12,400	1,523,960
Electronic equipment, instruments and components 0.0%
TE Connectivity, Ltd.	4,470	355,812
Semiconductors and semiconductor equipment 0.4%
Analog Devices, Inc.	3,405	284,896
Applied Materials, Inc.	20,841	940,346
QUALCOMM, Inc.	28,400	1,484,468
Texas Instruments, Inc.	7,100	588,022

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       94

	Shares	Value
Information technology (continued)
Software 0.2%
CA, Inc.	5,100	$169,218
Microsoft Corp.	26,551	1,985,218
Technology hardware, storage and peripherals 0.1%
Apple, Inc.	2,348	385,072
Western Digital Corp.	5,433	479,571
Materials 0.5%		4,857,235
Chemicals 0.2%
Akzo Nobel NV	2,304	210,508
CF Industries Holdings, Inc.	26,700	774,033
E.I. du Pont de Nemours & Company	20,260	1,700,422
Construction materials 0.1%
Vulcan Materials Company	5,850	709,371
Containers and packaging 0.1%
International Paper Company	17,284	931,089
Metals and mining 0.1%
Nucor Corp.	9,650	531,812
Real estate 0.3%		2,217,593
Equity real estate investment trusts 0.3%
Equity Residential	9,200	617,780
Rayonier, Inc.	26,685	774,132
Weyerhaeuser Company	19,832	646,722
Real estate management and development 0.0%
The Howard Hughes Corp. (I)	1,525	178,959
Telecommunication services 0.4%		3,359,755
Diversified telecommunication services 0.3%
CenturyLink, Inc. (L)	16,975	334,747
Telefonica SA	34,850	375,986
Verizon Communications, Inc.	39,125	1,876,826
Wireless telecommunication services 0.1%
T-Mobile US, Inc. (I)	7,800	504,738
Vodafone Group PLC	93,461	267,458
Utilities 0.6%		5,775,465
Electric utilities 0.5%
Edison International	11,600	930,088
Exelon Corp.	19,500	738,465
PG&E Corp.	18,600	1,309,068
The Southern Company	28,301	1,365,806
Xcel Energy, Inc.	6,500	321,750

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       95

	Shares	Value
Utilities (continued)
Independent power and renewable electricity producers 0.0%
AES Corp.	4,300	$47,472
Multi-utilities 0.1%
NiSource, Inc.	39,554	1,062,816
Preferred securities 0.3%		$2,947,328
(Cost $2,678,904)
Energy 0.1%		408,341
Oil, gas and consumable fuels 0.1%
Hess Corp., 8.000% (L)	8,175	408,341
Health care 0.1%		1,001,271
Health care equipment and supplies 0.1%
Becton, Dickinson and Company, 6.125%	18,002	1,001,271
Real estate 0.0%		166,425
Equity real estate investment trusts 0.0%
Crown Castle International Corp., 6.875%	150	166,425
Telecommunication services 0.0%		113,968
Wireless telecommunication services 0.0%
T-Mobile US, Inc., 5.500%	1,088	113,968
Utilities 0.1%		1,257,323
Electric utilities 0.1%
NextEra Energy, Inc., 6.123% (L)	19,414	1,079,418
Multi-utilities 0.0%
DTE Energy Company, 6.500%	3,151	177,905
	Shares/Par	Value
Purchased options 0.0%		$54,904
(Cost $142,382)
Call options 0.0%		12,270
Over the Counter Option on the EUR vs. USD (Expiration Date: 11-6-17; Strike Price: $1.09; Counterparty: Citibank N.A.) (I)(O)	800,000	101
Over the Counter Option on the USD vs. KRW (Expiration Date: 11-16-17; Strike Price: $1,165.00; Counterparty: Bank of America N.A.) (I)(O)	1,500,000	10,968
Over the Counter Option on the USD vs. KRW (Expiration Date: 9-12-17; Strike Price:$1,165.00; Counterparty: Citibank N.A.) (I)(O)	475,000	333
Over the Counter Option on the USD vs. KRW (Expiration Date: 9-29-17; Strike Price: $1,185.00; Counterparty: BNP Paribas SA) (I)(O)	580,000	868
Put options 0.0%		42,634
Over the Counter Option on 5 Year Credit Default Swaption (Expiration date: 10-18-17; Strike price: $106.50; Counterparty: Goldman Sachs & Company) (I)(O)	1,250,000	7,713
Over the Counter Option on 5 Year Credit Default Swaption (Expiration date: 12-20-17; Strike price: $65.00; Counterparty: Goldman Sachs & Company) (I)(O)	10,000,000	17,799

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       96

			Shares/Par		Value
Put options (continued)
Over the Counter Option on the EUR vs. USD (Expiration Date: 9-15-17; Strike Price:$1.15; Counterparty: Citibank N.A.) (I)(O)			1,750,000		$382
Over the Counter Option on the EUR vs. USD (Expiration Date: 9-15-17; Strike Price:$1.17; Counterparty: Citibank N.A.) (I)(O)			1,750,000		2,653
Over the Counter Option on the EUR vs. USD (Expiration Date: 9-15-17; Strike Price:$1.18; Counterparty: Citibank N.A.) (I)(O)			1,750,000		5,488
Over the Counter Option on the USD vs. JPY (Expiration Date: 10-27-17; Strike Price: $108.65; Counterparty: Barclays Capital) (I)(O)			830,000		8,599
		Yield (%)	Shares		Value
Securities lending collateral 0.1%					$1,017,102
(Cost $1,017,131)
John Hancock Collateral Trust (W)		1.2169(Y)	101,654		1,017,102
	Yield* (%)	Maturity date	Par value^		Value
Short-term investments 3.5%					$31,759,772
(Cost $31,731,228)
Commercial paper 0.5%					4,457,055
Boston Scientific Corp.	1.600	09-21-17		250,000	249,778
Catholic Health Initiatives	1.980	09-25-17		600,000	599,499
Credit Suisse AG	2.028	09-12-17		460,000	460,131
Enbridge Energy Partners LP	2.000	09-21-17		610,000	609,322
Enbridge Energy Partners LP	2.050	10-20-17		250,000	249,419
Energy Transfer Partners LP	2.150	09-14-17		545,000	544,577
Ford Motor Credit Company LLC	1.750	09-01-17		500,000	499,980
Ford Motor Credit Company LLC	1.948	08-23-18		250,000	245,047
Molson Coors Brewing Company	1.720	10-25-17		250,000	249,424
Plains Midstream	2.200	09-05-17		500,000	499,878
Spectra Energy Partners	1.510	09-01-17		250,000	250,000
Foreign government 0.3%					2,673,448
Egypt Treasury Bill	16.319	02-06-18	EGP	12,300,000	647,169
Egypt Treasury Bill	17.064	02-20-18	EGP	2,000,000	104,091
Egypt Treasury Bill	17.743	03-20-18	EGP	2,200,000	112,296
Egypt Treasury Bill	18.107	03-13-18	EGP	1,700,000	86,918
Japan Treasury Discount Bill	0.114	06-20-18	JPY	94,300,000	858,576
Japan Treasury Discount Bill	0.104	12-11-17	JPY	95,000,000	864,398
		Yield (%)	Shares		Value
Money market funds 2.4%					21,747,223
T. Rowe Price Government Money Fund		1.0473(Y)	21,747,223		21,747,223

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       97

				Par value^	Value
Repurchase agreement 0.3%					$2,882,046
Repurchase Agreement with State Street Corp. dated 8-31-17 at 0.000% to be repurchased at $853,046 on 9-1-17, collateralized by $868,200 U.S. Treasury Notes, 1.500% due 8-31-18 (valued at $870,201, including interest)				853,046	853,046
Repurchase Agreement with State Street Corp. dated 8-31-17 at 0.340% to be repurchased at $2,029,019 on 9-1-17, collateralized by $1,005,000 U.S. Treasury Inflation Indexed Bonds, 3.875% due 4-15-29 (valued at $2,069,705, including interest)				2,029,000	2,029,000
Total investments (Cost $891,434,762) 103.0%					$934,456,286
Other assets and liabilities, net (3.0%)					($27,114,085)
Total net assets 100.0%					$907,342,201
	Rate (%)	Maturity date		Par value^	Value
Sale commitments outstanding (2.6)%					($23,316,316)
(Proceeds received $23,174,132)
U.S. Government Agency (2.6)%					(23,316,316)
Federal National Mortgage Association (C)	2.500		TBA	(2,185,000)	(2,140,834)
Federal National Mortgage Association (C)	2.500		TBA	(1,840,000)	(1,865,704)
Federal National Mortgage Association (C)	3.000		TBA	(7,135,000)	(7,216,793)
Federal National Mortgage Association (C)	3.500		TBA	(3,055,000)	(3,165,205)
Federal National Mortgage Association (C)	4.000		TBA	(2,985,000)	(3,153,732)
Government National Mortgage Association(C)	3.000		TBA	(5,115,000)	(5,220,776)
Government National Mortgage Association(C)	4.500		TBA	(520,000)	(553,272)

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Republic Koruna
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli New Shekels

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       98

INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian New Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
USD	U.S. Dollar
ZAR	South African Rand
Security Abbreviations and Legend
ADR	American Depositary Receipts
CMT	Constant Maturity Treasury
COFI	11th Federal Home Loan Bank District Cost of Funds Index
CPI	Consumer Price Index
EURIBOR	Euro Interbank Offered Rate
IO	Interest Only Security — (Interest Tranche of Stripped Mortgage Pool). Rate shown is the effective yield at period end.
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
PO	Principal-Only Security - (Principal Tranche of Stripped Security). Rate shown is the annualized yield at the end of the period.
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(C)	Security purchased or sold on a when-issued or delayed delivery basis.
(D)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(H)	Non-income producing - Issuer is in default.
(I)	Non-income producing security.
(L)	A portion of this security is on loan as of 8-31-17.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(O)	For this type of option, notional amounts are equivalent to number of contracts.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $144,684,484 or 16.0% of the fund's net assets as of 8-31-17.
(T)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       99

(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 8-31-17.
(Z)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.
(3)	Security is valued using significant unobservable inputs.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

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ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       100

DERIVATIVES

FUTURES

Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
2-Year U.S. Treasury Note Futures	63	Long	Dec 2017	$13,626,055	$13,627,688	$1,633
3-Year South Korea Government Bond Futures	56	Long	Sep 2017	$5,433,245	$5,427,173	($6,072)
5-Year U.S. Treasury Note Futures	124	Long	Dec 2017	14,695,168	14,694,000	(1,168)
10-Year Mini Japan Government Bond Futures	15	Long	Sep 2017	2,052,983	2,061,809	8,826
10-Year Ultra U.S. Treasury Bond Futures	2	Long	Dec 2017	272,182	273,062	880
10-Year U.S. Treasury Note Futures	24	Long	Dec 2017	3,046,539	3,047,625	1,086
Euro-BTP Italian Government Bond Futures	5	Long	Sep 2017	803,561	817,482	13,921
Eurodollar Futures	2	Long	Dec 2017	492,729	492,925	196
Euro-OAT Futures	9	Long	Sep 2017	1,596,291	1,615,251	18,960
U.S. Treasury Long Bond Futures	31	Long	Dec 2017	4,820,792	4,838,906	18,114
Ultra U.S. Treasury Bond Futures	11	Long	Dec 2017	1,843,378	1,859,688	16,310
2-Year U.S. Treasury Note Futures	6	Short	Dec 2017	(1,297,631)	(1,297,875)	(244)
5-Year U.S. Treasury Note Futures	22	Short	Dec 2017	(2,606,981)	(2,607,000)	(19)
10-Year Ultra U.S. Treasury Bond Futures	62	Short	Dec 2017	(8,429,194)	(8,464,938)	(35,744)
10-Year U.S. Treasury Note Futures	8	Short	Dec 2017	(1,015,404)	(1,015,875)	(471)
Euro-Buxl Futures	2	Short	Sep 2017	(399,703)	(400,801)	(1,098)
German Euro BOBL Futures	16	Short	Sep 2017	(2,535,582)	(2,535,946)	(364)
German Euro BUND Futures	9	Short	Sep 2017	(1,750,228)	(1,768,676)	(18,448)
U.K. Long Gilt Bond Futures	1	Short	Dec 2017	(164,146)	(164,612)	(466)
U.S. Treasury Long Bond Futures	3	Short	Dec 2017	(466,792)	(468,281)	(1,489)
						$14,343

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

FORWARD FOREIGN CURRENCY CONTRACTS

Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
ARS	20,300,000	USD	1,189,526	BNP Paribas SA	9/8/2017	$$	$(17,945)
ARS	609,000	USD	34,022	BNP Paribas SA	11/14/2017	—	(217)
ARS	12,136,000	USD	669,019	BNP Paribas SA	12/1/2017	—	(1,657)
BRL	4,741,182	USD	1,491,483	Bank of America, N.A.	9/5/2017	14,680	—
BRL	6,914,739	USD	2,188,820	Barclays Bank PLC Wholesale	9/5/2017	7,836	—
BRL	4,401,018	USD	1,380,768	BNP Paribas SA	9/5/2017	17,333	—
BRL	3,458,000	USD	1,095,254	Citibank N.A.	9/5/2017	3,274	—
BRL	14,505,579	USD	4,514,810	Deutsche Bank AG London	9/5/2017	93,279	—
BRL	357,000	USD	107,855	JPMorgan Chase Bank N.A. London	9/5/2017	5,556	—
BRL	1,033,682	USD	313,119	State Street Bank London	9/5/2017	15,258	—
BRL	2,263,224	USD	705,528	Barclays Bank PLC Wholesale	12/4/2017	4,137	—
BRL	1,097,000	USD	340,324	BNP Paribas SA	12/4/2017	3,656	—
BRL	1,097,000	USD	342,256	Citibank N.A.	12/4/2017	1,723	—
BRL	246,000	USD	77,189	State Street Bank London	12/4/2017	—	(52)
CAD	85,000	USD	68,435	Goldman Sachs International	9/22/2017	—	(353)
CAD	1,328,647	USD	1,058,900	HSBC Bank USA	9/22/2017	5,305	—
CAD	1,885,414	USD	1,486,063	JPMorgan Chase Bank N.A. London	9/22/2017	24,096	—

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ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       101

FORWARD FOREIGN CURRENCY CONTRACTS (continued)

Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
CAD	146,267	USD	115,948	State Street Bank London	9/22/2017	1,208	—
CHF	928,000	USD	964,024	Bank of America, N.A.	11/17/2017	8,244	—
CHF	161,000	USD	167,730	State Street Bank London	11/17/2017	950	—
CNH	2,461,000	USD	366,537	HSBC Bank USA	11/10/2017	5,402	—
COP	1,079,877,000	USD	355,456	Barclays Bank PLC Wholesale	9/8/2017	10,520	—
COP	3,651,403,886	USD	1,245,575	Citibank N.A.	9/8/2017	—	(8,093)
COP	83,451,000	USD	28,266	JPMorgan Chase Bank N.A. London	9/8/2017	16	—
COP	1,034,755,105	USD	337,008	State Street Bank London	9/8/2017	13,677	—
COP	3,817,648,990	USD	1,285,404	BNP Paribas SA	12/1/2017	—	(4,803)
COP	82,082,000	USD	27,527	State Street Bank London	12/1/2017	7	—
CZK	12,850,000	USD	567,510	State Street Bank London	10/13/2017	20,299	—
CZK	9,635,000	USD	404,695	Bank of America, N.A.	10/27/2017	36,452	—
CZK	9,154,096	USD	412,317	Deutsche Bank AG London	10/27/2017	6,811	—
CZK	4,218,000	USD	183,898	HSBC Bank USA	10/27/2017	9,227	—
CZK	3,885,000	USD	165,209	JPMorgan Chase Bank N.A. London	10/27/2017	12,668	—
CZK	5,192,000	USD	228,689	State Street Bank London	10/27/2017	9,031	—
CZK	2,675,000	USD	120,939	HSBC Bank USA	11/10/2017	1,650	—
CZK	10,204,000	USD	417,388	Bank of America, N.A.	1/23/2018	52,964	—
CZK	8,904,000	USD	363,595	Citibank N.A.	1/23/2018	46,835	—
CZK	625,000	USD	25,511	HSBC Bank USA	1/23/2018	3,299	—
CZK	540,000	USD	22,564	JPMorgan Chase Bank N.A. London	1/23/2018	2,327	—
EUR	266,000	USD	310,237	Bank of America, N.A.	10/27/2017	7,299	—
EUR	39,000	USD	46,005	BNP Paribas SA	10/27/2017	551	—
EUR	58,000	USD	67,458	State Street Bank London	10/27/2017	1,779	—
EUR	422,896	USD	501,676	Bank of America, N.A.	11/17/2017	3,706	—
EUR	1,514,000	USD	1,785,558	Barclays Bank PLC Wholesale	11/17/2017	23,747	—
EUR	1,803,837	USD	2,131,776	HSBC Bank USA	11/17/2017	23,900	—
EUR	148,175	USD	175,910	JPMorgan Chase Bank N.A. London	11/17/2017	1,167	—
EUR	101,083	USD	119,232	State Street Bank London	11/17/2017	1,568	—
EUR	29,000	USD	33,640	BNP Paribas SA	1/23/2018	1,149	—
GBP	110,064	USD	143,746	Canadian Imperial Bank of Commerce	10/20/2017	—	(1,204)
GBP	305,495	USD	397,863	Citibank N.A.	10/20/2017	—	(2,225)
GBP	215,621	USD	276,601	State Street Bank London	10/20/2017	2,645	—
GBP	66,119	USD	84,886	State Street Bank London	11/17/2017	817	—
HUF	40,241,339	USD	149,337	Barclays Bank PLC Wholesale	10/13/2017	7,644	—
HUF	432,857,487	USD	1,671,862	Goldman Sachs International	11/10/2017	18,918	—
IDR	2,392,274,850	USD	178,196	Bank of America, N.A.	11/3/2017	162	—
IDR	18,995,544,071	USD	1,411,206	Citibank N.A.	11/3/2017	5,014	—
IDR	958,451,000	USD	71,118	JPMorgan Chase Bank N.A. London	11/3/2017	340	—
IDR	460,286,000	USD	34,306	State Street Bank London	11/3/2017	11	—
ILS	317,967	USD	88,198	Barclays Bank PLC Wholesale	11/10/2017	746	—
ILS	5,014	USD	1,401	Citibank N.A.	11/10/2017	1	—
ILS	9,000	USD	2,522	HSBC Bank USA	11/10/2017	—	(3)
INR	12,508,933	USD	193,667	Citibank N.A.	11/3/2017	652	—
JPY	755,472,625	USD	6,944,573	Citibank N.A.	11/17/2017	—	(49,477)

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ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       102

FORWARD FOREIGN CURRENCY CONTRACTS (continued)

Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
JPY	34,308,043	USD	315,832	Goldman Sachs International	11/17/2017	—	(2,707)
JPY	377,170,000	USD	3,464,709	HSBC Bank USA	11/17/2017	—	(22,329)
KRW	376,411,000	USD	334,736	Citibank N.A.	9/8/2017	—	(911)
MXN	662,000	USD	36,712	BNP Paribas SA	9/15/2017	254	—
MXN	6,164,503	USD	345,923	Citibank N.A.	9/15/2017	—	(1,692)
MXN	3,237,120	USD	179,047	Goldman Sachs International	9/15/2017	1,717	—
MXN	10,696,957	USD	596,522	HSBC Bank USA	9/15/2017	803	—
MXN	601,000	USD	32,637	JPMorgan Chase Bank N.A. London	9/15/2017	923	—
MXN	8,179,331	USD	457,873	State Street Bank London	9/15/2017	—	(1,133)
MXN	1,653,000	USD	91,551	BNP Paribas SA	10/13/2017	339	—
MYR	750,000	USD	175,459	Barclays Bank PLC Wholesale	9/8/2017	142	—
MYR	403,430	USD	93,865	Citibank N.A.	9/8/2017	592	—
MYR	3,406,156	USD	795,541	Goldman Sachs International	9/8/2017	1,960	—
MYR	466,000	USD	109,146	HSBC Bank USA	9/8/2017	—	(40)
MYR	750,575	USD	175,902	JPMorgan Chase Bank N.A. London	9/8/2017	—	(167)
MYR	233,764	USD	54,530	Deutsche Bank AG London	10/10/2017	133	—
MYR	403,256	USD	93,890	HSBC Bank USA	10/10/2017	406	—
MYR	1,409,163	USD	328,133	BNP Paribas SA	12/8/2017	645	—
MYR	704,000	USD	163,816	HSBC Bank USA	12/8/2017	437	—
NZD	235,000	USD	170,793	BNP Paribas SA	11/17/2017	—	(2,294)
NZD	288,000	USD	210,125	HSBC Bank USA	11/17/2017	—	(3,624)
PEN	2,634,000	USD	796,854	BNP Paribas SA	9/8/2017	16,009	—
PEN	99,000	USD	30,546	Deutsche Bank AG London	9/8/2017	6	—
PEN	90,000	USD	27,306	JPMorgan Chase Bank N.A. London	9/8/2017	469	—
PEN	522,000	USD	160,615	State Street Bank London	9/8/2017	476	—
PEN	2,675,000	USD	820,678	Deutsche Bank AG London	12/1/2017	191	—
PHP	2,848,000	USD	56,052	Barclays Bank PLC Wholesale	10/6/2017	—	(486)
PLN	87,398	USD	24,010	Bank of America, N.A.	11/10/2017	497	—
PLN	29,000	USD	7,971	State Street Bank London	11/10/2017	161	—
RON	335,482	USD	86,421	Bank of America, N.A.	10/13/2017	562	—
RON	822,098	USD	205,422	Barclays Bank PLC Wholesale	10/13/2017	7,730	—
RON	1,518,755	USD	391,681	Deutsche Bank AG London	10/13/2017	2,097	—
RON	1,236,399	USD	309,927	JPMorgan Chase Bank N.A. London	10/13/2017	10,644	—
RON	149,000	USD	38,650	State Street Bank London	10/13/2017	—	(18)
RUB	97,081,616	USD	1,598,629	State Street Bank London	10/13/2017	63,141	—
SEK	919,494	USD	114,131	BNP Paribas SA	10/20/2017	1,883	—
SEK	5,223	USD	647	State Street Bank London	10/20/2017	12	—
SGD	521,000	USD	382,480	JPMorgan Chase Bank N.A. London	10/13/2017	1,852	—
SGD	54,000	USD	39,742	BNP Paribas SA	11/10/2017	107	—
THB	1,320,371	USD	39,764	BNP Paribas SA	11/3/2017	17	—
THB	3,670,628	USD	110,539	Citibank N.A.	11/3/2017	51	—
THB	735,277	USD	22,137	JPMorgan Chase Bank N.A. London	11/3/2017	16	—
THB	911,000	USD	27,440	State Street Bank London	11/3/2017	7	—
TRY	1,039,000	USD	300,911	Bank of America, N.A.	9/5/2017	—	(409)
TRY	1,569,000	USD	447,667	Barclays Bank PLC Wholesale	9/5/2017	6,122	—
TRY	113,000	USD	31,746	BNP Paribas SA	9/5/2017	937	—

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ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       103

FORWARD FOREIGN CURRENCY CONTRACTS (continued)

Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
TRY	1,605,000	USD	447,859	Deutsche Bank AG London	9/5/2017	16,343	—
TRY	4,749,761	USD	1,316,856	HSBC Bank USA	9/5/2017	56,880	—
TRY	135,000	USD	38,485	JPMorgan Chase Bank N.A. London	9/5/2017	560	—
TRY	893,373	USD	248,759	State Street Bank London	9/5/2017	9,624	—
TRY	1,637,612	USD	462,152	Bank of America, N.A.	12/8/2017	—	(976)
TRY	1,638,000	USD	461,383	Barclays Bank PLC Wholesale	12/8/2017	—	(98)
TRY	1,638,000	USD	461,708	HSBC Bank USA	12/8/2017	—	(423)
TWD	1,600,000	USD	53,153	Citibank N.A.	11/3/2017	—	(5)
USD	1,112,257	ARS	19,594,000	BNP Paribas SA	9/8/2017	—	(18,579)
USD	39,049	ARS	706,000	Citibank N.A.	9/8/2017	—	(1,697)
USD	416,220	AUD	525,596	Canadian Imperial Bank of Commerce	10/20/2017	—	(1,372)
USD	2,091,165	AUD	2,643,296	Bank of America, N.A.	11/17/2017	—	(8,211)
USD	1,432,350	BRL	4,741,182	Bank of America, N.A.	9/5/2017	—	(73,816)
USD	2,193,294	BRL	6,914,739	Barclays Bank PLC Wholesale	9/5/2017	—	(3,360)
USD	1,394,812	BRL	4,401,018	BNP Paribas SA	9/5/2017	—	(3,291)
USD	1,097,146	BRL	3,458,000	Citibank N.A.	9/5/2017	—	(1,381)
USD	4,446,510	BRL	14,505,579	Deutsche Bank AG London	9/5/2017	—	(161,582)
USD	113,438	BRL	357,000	JPMorgan Chase Bank N.A. London	9/5/2017	27	—
USD	248,500	BRL	783,000	State Street Bank London	9/5/2017	—	(241)
USD	1,533,853	BRL	4,920,197	Barclays Bank PLC Wholesale	12/4/2017	—	(8,943)
USD	1,017,432	BRL	3,270,489	BNP Paribas SA	12/4/2017	—	(8,075)
USD	736,616	BRL	2,361,000	Citibank N.A.	12/4/2017	—	(3,709)
USD	186,523	BRL	599,000	Deutsche Bank AG London	12/4/2017	—	(1,302)
USD	220,475	CAD	278,000	BNP Paribas SA	9/22/2017	—	(2,194)
USD	829,813	CAD	1,100,245	Canadian Imperial Bank of Commerce	9/22/2017	—	(51,449)
USD	190,736	CAD	253,000	HSBC Bank USA	9/22/2017	—	(11,910)
USD	383,960	CAD	482,000	JPMorgan Chase Bank N.A. London	9/22/2017	—	(2,107)
USD	167,250	CHF	161,000	Bank of America, N.A.	11/17/2017	—	(1,430)
USD	192,465	CLP	124,717,059	BNP Paribas SA	11/3/2017	—	(6,700)
USD	1,047,560	CLP	680,531,822	Deutsche Bank AG London	11/3/2017	—	(39,203)
USD	16,946	CLP	10,664,000	State Street Bank London	11/3/2017	—	(84)
USD	1,482,370	COP	4,371,865,990	BNP Paribas SA	9/8/2017	719	—
USD	448,026	COP	1,365,251,000	Deutsche Bank AG London	9/8/2017	—	(14,665)
USD	37,193	COP	112,285,000	State Street Bank London	9/8/2017	—	(861)
USD	105,484	CZK	2,340,000	BNP Paribas SA	10/13/2017	—	(1,557)
USD	185,755	CZK	4,066,000	Citibank N.A.	10/27/2017	—	(410)
USD	38,762	CZK	853,000	BNP Paribas SA	1/23/2018	—	(557)
USD	25,778	CZK	582,000	State Street Bank London	1/23/2018	—	(1,049)
USD	22,181	DKK	139,000	BNP Paribas SA	11/10/2017	—	(151)
USD	259,701	DKK	1,634,535	HSBC Bank USA	11/10/2017	—	(2,910)
USD	228,741	EUR	210,000	Bank of America, N.A.	10/27/2017	—	(21,946)
USD	21,848	EUR	20,000	Barclays Bank PLC Wholesale	10/27/2017	—	(2,027)
USD	566,544	EUR	501,000	Deutsche Bank AG London	10/27/2017	—	(31,523)
USD	571,460	EUR	510,000	JPMorgan Chase Bank N.A. London	10/27/2017	—	(37,350)

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       104

FORWARD FOREIGN CURRENCY CONTRACTS (continued)

Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	23,634	EUR	21,000	State Street Bank London	10/27/2017	—	(1,435)
USD	40,141	EUR	34,000	Bank of America, N.A.	11/17/2017	—	(491)
USD	1,368,064	EUR	1,160,000	Barclays Bank PLC Wholesale	11/17/2017	—	(18,195)
USD	686,115	EUR	578,000	BNP Paribas SA	11/17/2017	—	(4,624)
USD	872,449	EUR	730,000	Citibank N.A.	11/17/2017	62	—
USD	822,139	EUR	691,000	Deutsche Bank AG London	11/17/2017	—	(3,641)
USD	1,409,082	EUR	1,194,887	HSBC Bank USA	11/17/2017	—	(18,868)
USD	431,559	EUR	395,000	Bank of America, N.A.	1/23/2018	—	(42,296)
USD	26,039	EUR	22,000	Barclays Bank PLC Wholesale	1/23/2018	—	(353)
USD	376,400	EUR	346,000	Citibank N.A.	1/23/2018	—	(38,672)
USD	25,625	EUR	23,000	UBS AG London	1/23/2018	—	(1,967)
USD	1,848,572	GBP	1,411,000	Bank of America, N.A.	10/20/2017	21,221	—
USD	132,270	GBP	101,000	State Street Bank London	10/20/2017	1,468	—
USD	516,290	GBP	398,852	Bank of America, N.A.	11/17/2017	—	(701)
USD	124,514	GBP	97,000	BNP Paribas SA	11/17/2017	—	(1,217)
USD	42,615	GBP	33,000	State Street Bank London	11/17/2017	—	(159)
USD	188,279	HUF	47,612,000	Citibank N.A.	11/10/2017	2,303	—
USD	160,799	HUF	41,632,000	Goldman Sachs International	11/10/2017	—	(1,820)
USD	34,631	HUF	8,879,000	State Street Bank London	11/10/2017	—	(51)
USD	25,548	IDR	343,282,000	Barclays Bank PLC Wholesale	11/3/2017	—	(46)
USD	871,877	IDR	11,744,459,441	Citibank N.A.	11/3/2017	—	(3,736)
USD	588,963	ILS	2,107,306	Citibank N.A.	11/10/2017	—	(506)
USD	1,157,701	ILS	4,134,000	HSBC Bank USA	11/10/2017	1,312	—
USD	1,179,424	INR	75,719,000	Bank of America, N.A.	11/3/2017	3,177	—
USD	2,395,403	INR	153,732,208	BNP Paribas SA	11/3/2017	7,271	—
USD	274,297	INR	17,698,000	Citibank N.A.	11/3/2017	—	(631)
USD	859,739	JPY	94,162,000	Barclays Bank PLC Wholesale	11/17/2017	336	—
USD	476,777	JPY	51,757,000	BNP Paribas SA	11/17/2017	4,398	—
USD	386,961	JPY	42,650,000	Goldman Sachs International	11/17/2017	—	(2,300)
USD	329,535	KRW	376,411,000	Citibank N.A.	9/8/2017	—	(4,290)
USD	1,715,617	KRW	1,949,686,600	Bank of America, N.A.	10/20/2017	—	(14,108)
USD	37,855	KRW	42,899,000	Citibank N.A.	10/20/2017	—	(204)
USD	23,889	KRW	26,911,000	Goldman Sachs International	10/20/2017	14	—
USD	319,825	KRW	359,355,000	Citibank N.A.	12/8/2017	833	—
USD	557,220	MXN	10,015,872	BNP Paribas SA	9/15/2017	—	(2,073)
USD	1,570,921	MXN	28,885,932	Goldman Sachs International	9/15/2017	—	(42,091)
USD	282,039	MXN	5,131,680	HSBC Bank USA	9/15/2017	—	(4,518)
USD	148,110	MXN	2,700,000	State Street Bank London	9/15/2017	—	(2,659)
USD	427,149	MXN	7,832,000	Bank of America, N.A.	10/13/2017	—	(8,230)
USD	748,252	MXN	13,503,711	BNP Paribas SA	10/13/2017	—	(2,418)
USD	424,947	MXN	7,832,000	HSBC Bank USA	10/13/2017	—	(10,432)
USD	443,506	MXN	8,090,000	JPMorgan Chase Bank N.A. London	10/13/2017	—	(6,216)
USD	64,457	MXN	1,162,524	State Street Bank London	10/13/2017	—	(168)
USD	164,698	MYR	704,000	Barclays Bank PLC Wholesale	9/8/2017	—	(133)
USD	25,677	MYR	110,000	BNP Paribas SA	9/8/2017	—	(78)
USD	110,345	MYR	477,000	Citibank N.A.	9/8/2017	—	(1,337)

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       105

FORWARD FOREIGN CURRENCY CONTRACTS (continued)

Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	799,705	MYR	3,424,163	Goldman Sachs International	9/8/2017	—	(2,010)
USD	82,783	MYR	356,000	HSBC Bank USA	9/8/2017	—	(569)
USD	165,221	MYR	704,998	JPMorgan Chase Bank N.A. London	9/8/2017	157	—
USD	598,874	MYR	2,574,395	BNP Paribas SA	10/10/2017	—	(3,114)
USD	212,764	MYR	918,000	Deutsche Bank AG London	10/10/2017	—	(1,898)
USD	771,615	MYR	3,317,000	HSBC Bank USA	10/10/2017	—	(4,021)
USD	328,094	MYR	1,408,998	BNP Paribas SA	12/8/2017	—	(645)
USD	319,231	MYR	1,369,858	HSBC Bank USA	12/8/2017	—	(377)
USD	550,118	NZD	754,000	HSBC Bank USA	11/17/2017	9,487	—
USD	154,769	PEN	503,000	BNP Paribas SA	9/8/2017	—	(459)
USD	825,363	PEN	2,675,000	Deutsche Bank AG London	9/8/2017	—	(153)
USD	20,907	PEN	68,000	State Street Bank London	9/8/2017	—	(78)
USD	144,302	PHP	7,332,000	Barclays Bank PLC Wholesale	10/6/2017	1,252	—
USD	151,452	PLN	566,000	BNP Paribas SA	10/13/2017	—	(7,242)
USD	151,642	PLN	565,500	Deutsche Bank AG London	10/13/2017	—	(6,912)
USD	24,367	PLN	88,000	Goldman Sachs International	10/13/2017	—	(306)
USD	492,960	PLN	1,794,500	Bank of America, N.A.	11/10/2017	—	(10,215)
USD	124,567	PLN	453,000	Citibank N.A.	11/10/2017	—	(2,454)
USD	175,304	PLN	626,000	Goldman Sachs International	11/10/2017	—	(226)
USD	41,778	PLN	152,000	State Street Bank London	11/10/2017	—	(843)
USD	778,305	RON	3,134,547	Bank of America, N.A.	10/13/2017	—	(34,411)
USD	30,143	RON	117,000	BNP Paribas SA	10/13/2017	—	(192)
USD	781,702	RON	3,134,547	Deutsche Bank AG London	10/13/2017	—	(31,015)
USD	1,560,864	RON	6,269,094	JPMorgan Chase Bank N.A. London	10/13/2017	—	(64,569)
USD	2,002,907	RUB	123,111,107	State Street Bank London	10/13/2017	—	(104,417)
USD	661,007	SEK	5,475,000	Bank of America, N.A.	10/20/2017	—	(29,783)
USD	661,537	SEK	5,475,546	Barclays Bank PLC Wholesale	10/20/2017	—	(29,321)
USD	28,087	SEK	229,000	BNP Paribas SA	10/20/2017	—	(806)
USD	376,495	SGD	521,000	Citibank N.A.	10/13/2017	—	(7,838)
USD	2,127,570	SGD	2,895,411	Citibank N.A.	11/10/2017	—	(9,076)
USD	128,640	THB	4,273,000	Citibank N.A.	11/3/2017	—	(99)
USD	22,110	THB	735,277	HSBC Bank USA	11/3/2017	—	(43)
USD	308,063	THB	10,232,370	JPMorgan Chase Bank N.A. London	11/3/2017	—	(222)
USD	612,664	TRY	2,135,428	Bank of America, N.A.	9/5/2017	—	(4,950)
USD	475,956	TRY	1,645,000	Barclays Bank PLC Wholesale	9/5/2017	186	—
USD	152,828	TRY	544,000	BNP Paribas SA	9/5/2017	—	(4,509)
USD	1,417,588	TRY	5,080,126	HSBC Bank USA	9/5/2017	—	(51,699)
USD	91,935	TRY	335,579	JPMorgan Chase Bank N.A. London	9/5/2017	—	(5,122)
USD	101,478	TRY	364,000	State Street Bank London	9/5/2017	—	(3,799)
USD	279,107	TRY	989,000	Bank of America, N.A.	12/8/2017	590	—
USD	531,941	TRY	1,888,496	Barclays Bank PLC Wholesale	12/8/2017	113	—
USD	278,772	TRY	989,000	HSBC Bank USA	12/8/2017	255	—
USD	69,078	TRY	245,000	State Street Bank London	12/8/2017	82	—
USD	1,627,693	TWD	48,948,000	BNP Paribas SA	11/3/2017	1,776	—
USD	163,184	ZAR	2,222,000	BNP Paribas SA	10/10/2017	—	(6,659)
USD	788,529	ZAR	10,624,905	Bank of America, N.A.	11/10/2017	—	(19,757)

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       106

FORWARD FOREIGN CURRENCY CONTRACTS (continued)

Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	199,922	ZAR	2,629,000	Barclays Bank PLC Wholesale	11/10/2017	—	(78)
ZAR	2,222,000	USD	167,411	Barclays Bank PLC Wholesale	10/10/2017	2,432	—
ZAR	5,517,044	USD	409,193	Bank of America, N.A.	11/10/2017	10,514	—
						$814,266	($1,339,534)

WRITTEN OPTIONS

Foreign currency options

Description	Counterparty (OTC)		Exercise price	Expiration date	Notional amount*	Premium	Value
Calls
Euro versus U.S. Dollar	Citi Bank N.A.	USD	1.23	Sep 2017	1,750,000	3,050	(653)
Euro versus U.S. Dollar	Citi Bank N.A.	USD	1.24	Sep 2017	1,750,000	2,412	(368)
						$5,462	($1,021)

* For this type of option, notional amounts are equivalent to number of contracts.

Credit default swaptions

Description	Counterparty	Index	Buy/ sell protection	Exercise rate	Expiration date		Notional amount*	Premium	Value
Calls
5-Year Credit Default Swap	Goldman Sachs + Co.	CDX.NA. IG.28	Sell	0.55%	Dec 2017	USD	10,000,000	$5,749	($9,875)
								$5,749	($9,875)
Puts
5-Year Credit Default Swap	Goldman Sachs + Co.	CDX.NA. IG.28	Buy	0.80%	Dec 2017	USD	10,000,000	$13,000	($7,967)
5-Year Credit Default Swap	Goldman Sachs + Co.	CDX.NA. HY.28	Buy	1.01%	Oct 2017	USD	1,250,000	3,063	(1,187)
								$16,063	($9,154)
								$21,812	($19,029)

* For this type of option, notional amounts are equivalent to number of contracts.

SWAPS

Interest rate swaps

Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Bank of New York	15,000,000	HKD	Fixed 1.515%	HKD- HIBOR- HKAB	Semi- Annual	Semi- Annual	Dec 2020	—	($12,160)	($12,160)
Citi Bank N.A.	1,100,000	HKD	Fixed 1.335%	HKD- HIBOR- HKAB	Quarterly	Quarterly	Apr 2021	—	285	285

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       107

Interest rate swaps (continued)

Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Citi Bank N.A.	2,300,000	HKD	Fixed 1.12%	HKD- HIBOR- HKAB	Quarterly	Quarterly	Aug 2021	—	$3,723	$3,723
Citi Bank N.A.	1,680,000	HKD	Fixed 1.82%	HKD- HIBOR- HKAB	Quarterly	Quarterly	Dec 2021	—	(3,577)	(3,577)
Goldman Sachs and Co	1,270,000	BRL	BRL- CDI	Fixed 10.48%	At maturity	At maturity	Jan 2020	—	12,330	12,330
Goldman Sachs and Co	200,000	BRL	BRL- CDI	Fixed 9.805%	At maturity	At maturity	Jul 2020	—	1,088	1,088
Goldman Sachs and Co	210,000	BRL	BRL- CDI	Fixed 9.61%	At maturity	At maturity	Jul 2020	—	917	917
Goldman Sachs and Co	1,350,000	BRL	Fixed 9.94%	BRL- CDI	At maturity	At maturity	Jul 2021	—	(6,651)	(6,651)
Goldman Sachs and Co	1,700,000	BRL	BRL- CDI	Fixed 10.925%	At maturity	At maturity	Jul 2020	—	23,117	23,117
Goldman Sachs and Co	550,000	BRL	BRL- CDI	Fixed 10.21%	At maturity	At maturity	Jul 2021	—	3,995	3,995
Goldman Sachs and Co	1,450,000	BRL	BRL- CDI	Fixed 9.53%	At maturity	At maturity	Jan 2022	—	1,140	1,140
JP Morgan Chase Bank. N.A	1,050,000	HKD	Fixed 2.01%	HKD- HIBOR- HKAB	Quarterly	Quarterly	Apr 2022	—	(3,168)	(3,168)
JP Morgan Chase Bank. N.A	550,000	HKD	Fixed 1.6625%	HKD- HIBOR- HKAB	Quarterly	Quarterly	Aug 2022	—	(449)	(449)
Merrill Lynch	2,800,000	HKD	Fixed 1.82%	HKD- HIBOR- HKAB	Quarterly	Quarterly	May 2022	—	(4,950)	(4,950)
Merrill Lynch	720,000	HKD	Fixed 1.765%	HKD- HIBOR- HKAB	Quarterly	Quarterly	May 2022	—	(1,012)	(1,012)
Merrill Lynch	8,750,000	HKD	Fixed 1.64%	HKD- HIBOR- HKAB	Quarterly	Quarterly	Jun 2022	—	(7,159)	(7,159)
								—	$7,469	$7,469
Centrally cleared	780,000	USD	Fixed 2.669%	USD- LIBOR- BBA	Semi- Annual	Quarterly	Dec 2046	—	($47,593)	($47,593)
Centrally cleared	76,600,000	HUF	Fixed 2.709%	HUF- BUBOR- Reuters	Annual	Semi- Annual	Feb 2027	—	(19,934)	(19,934)
Centrally cleared	43,400,000	HUF	Fixed 2.7164%	HUF- BUBOR- Reuters	Annual	Semi- Annual	Feb 2027	—	(11,428)	(11,428)

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       108

Interest rate swaps (continued)

Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	19,000,000	CZK	Fixed ..94%	CZK- PRIBOR- PRBO	Annual	Semi- Annual	Mar 2022	—	$3,808	$3,808
Centrally cleared	3,100,000	CZK	Fixed 0.73%	CZK- PRIBOR- PRBO	Annual	Semi- Annual	Apr 2022	—	2,226	2,226
Centrally cleared	2,285,000	USD	Fixed 2.01%	USD- LIBOR- BBA	Semi- Annual	Quarterly	May 2022	—	38,456	38,456
Centrally cleared	360,000	USD	Fixed 2.481%	USD- LIBOR- BBA	Semi- Annual	Quarterly	Jun 2047	—	(6,685)	(6,685)
Centrally cleared	35,000,000	INR	Fixed 6.13%	INR- MIFOR	Semi- Annual	Semi- Annual	Jul 2021	—	(486)	(486)
								—	($41,636)	($41,636)
								—	($34,167)	($34,167)

Credit default swaps - buyer

Counterparty (OTC)/ Centrally cleared	Reference obligation	Notional amount	Currency	USD notional amount	Pay fixed rate	Fixed rate payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Barclays Bank	Republic of South Africa	250,000	USD	$250,000	-1.000%	Quarterly	Jun 2022	$10,339	$(3,076)	$7,263
Citi Bank N.A.	Republic of Turkey	280,000	USD	280,000	-1.000%	Quarterly	Dec 2021	19,742	(15,251)	4,491
Citi Bank N.A.	iTraxx Europe Series 26 Version 1	2,500,000	EUR	2,692,750	-1.000%	Quarterly	Dec 2021	(30,352)	(41,756)	(72,108)
Citi Bank N.A.	iTraxx Europe Crossover Series 26 Version 1	700,000	EUR	743,015	-5.000%	Quarterly	Dec 2021	(57,406)	(49,452)	(106,858)
Citi Bank N.A.	Republic of Korea	370,000	USD	370,000	-1.000%	Quarterly	Jun 2022	(8,023)	527	(7,496)
Citi Bank N.A.	CenturyLink, Inc.	20,000	USD	20,000	-1.000%	Quarterly	Jun 2022	2,244	(83)	2,161
Deutsche Bank	iTraxx Europe Crossover Series 26 Version 1	500,000	EUR	537,250	-5.000%	Quarterly	Dec 2021	(44,024)	(32,303)	(76,327)
Deutsche Bank	iTraxx Europe Crossover Series 26 Version 1	700,000	EUR	752,570	-5.000%	Quarterly	Dec 2021	(59,043)	(47,815)	(106,858)
Goldman Sachs and Co	CDX.EM. 27	2,300,000	USD	2,300,000	-1.000%	Quarterly	Jun 2022	116,102	(39,691)	76,411
Goldman Sachs and Co	CDX.EM. 27	370,000	USD	370,000	-1.000%	Quarterly	Jun 2022	18,124	(5,832)	12,292

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       109

Credit default swaps - buyer (continued)

Counterparty (OTC)/ Centrally cleared	Reference obligation	Notional amount	Currency	USD notional amount	Pay fixed rate	Fixed rate payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Goldman Sachs and Co	Uniti Group Inc.	205,000	USD	$205,000	-5.000%	Quarterly	Jun 2022	($12,467)	15,992	$3,525
Goldman Sachs and Co	Argentine Republic	190,000	USD	190,000	-5.000%	Quarterly	Jun 2022	(12,014)	(7,154)	(19,168)
Goldman Sachs and Co	CDX.EM. 27	700,000	USD	700,000	-1.000%	Quarterly	Jun 2022	28,771	(5,516)	23,255
Goldman Sachs and Co	CenturyLink, Inc.	30,000	USD	30,000	-1.000%	Quarterly	Jun 2022	3,384	(143)	3,241
JP Morgan Chase Bank, N.A.	CDX.EM. 27	400,000	USD	400,000	-1.000%	Quarterly	Jun 2022	20,139	(6,850)	13,289
JP Morgan Chase Bank, N.A.	CDX.EM. 27	2,200,000	USD	2,200,000	-1.000%	Quarterly	Jun 2022	109,937	(36,848)	73,089
JP Morgan Chase Bank, N.A.	Federative Republic of Brazil	550,000	USD	550,000	-1.000%	Quarterly	Jun 2022	35,898	(14,040)	21,858
JP Morgan Chase Bank, N.A.	Argentine Republic	190,000	USD	190,000	-5.000%	Quarterly	Jun 2022	(13,802)	(5,366)	(19,168)
Merrill Lynch and Co Inc	Republic of Turkey	800,000	USD	800,000	-1.000%	Quarterly	Dec 2021	51,415	(38,584)	12,831
Merrill Lynch and Co Inc	CDX.EM. 27	253,000	USD	253,000	-1.000%	Quarterly	Jun 2022	12,157	(3,752)	8,405
Merrill Lynch and Co Inc	CDX.EM. 27	50,000	USD	50,000	-1.000%	Quarterly	Jun 2022	2,215	(554)	1,661
Merrill Lynch and Co Inc	CDX.EM. 27	200,000	USD	200,000	-1.000%	Quarterly	Jun 2022	8,465	(1,821)	6,644
				$14,083,585				$201,801	($339,368)	($137,567)
Centrally cleared	iTraxx Europe Series 27 Version 1	225,000	EUR	240,278	-1.000%	Quarterly	Jun 2022	(2,833)	(3,459)	(6,292)
Centrally cleared	iTraxx Europe Crossover Series 27 Version 1	125,000	EUR	133,488	-5.000%	Quarterly	Jun 2022	(12,054)	(6,819)	(18,873)
Centrally cleared	CDX.NA. HY.28	537,500	USD	537,500	-5.000%	Quarterly	Jun 2022	(33,844)	(10,843)	(44,687)
Centrally cleared	CDX.NA. HY.28	537,500	USD	537,500	-5.000%	Quarterly	Jun 2022	(33,781)	(10,906)	(44,687)
Centrally cleared	CDX.NA. HY.28	537,500	USD	537,500	-5.000%	Quarterly	Jun 2022	(33,874)	(10,813)	(44,687)
Centrally cleared	CDX.NA. HY.28	537,500	USD	537,500	-5.000%	Quarterly	Jun 2022	(33,879)	(10,808)	(44,687)
Centrally cleared	iTraxx Europe Series 27 Version 1	90,000	EUR	98,865	-1.000%	Quarterly	Jun 2022	(1,680)	(837)	(2,517)

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       110

Credit default swaps - buyer (continued)

Counterparty (OTC)/ Centrally cleared	Reference obligation	Notional amount	Currency	USD notional amount	Pay fixed rate	Fixed rate payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	iTraxx Europe Crossover Series 27 Version 1	80,000	EUR	$87,880	-5.000%	Quarterly	Jun 2022	($9,423)	(2,656)	($12,079)
Centrally cleared	CDX.NA. HY.28	670,000	USD	670,000	-5.000%	Quarterly	Jun 2022	(42,992)	(12,711)	(55,703)
Centrally cleared	CDX.NA. HY.28	600,000	USD	600,000	-5.000%	Quarterly	Jun 2022	(44,222)	(5,661)	(49,883)
				$3,980,511				($248,582)	($75,513)	($324,095)
				$18,064,096				($46,781)	($414,881)	($461,662)

Credits default swaps - seller

Counterparty (OTC)/ Centrally cleared	Reference obligation	Implied credit spread	Notional amount	Currency	USD notional amount	Receive fixed rate	Fixed rate payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
JP Morgan Chase Bank, N.A.	Humana Inc	0.126%	180,000	USD	$180,000	1.000%	Quarterly	Dec 2018	$290	$2,128	$2,418
					$180,000				$290	$2,128	$2,418

Derivatives currency abbreviations

ARS	Argentine Peso	JPY	Japanese Yen
AUD	Australian Dollar	KRW	Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	MYR	Malaysian Ringgit
CHF	Swiss Franc	NZD	New Zealand Dollar
CLP	Chilean Peso	PEN	Peruvian Nuevo Sol
CNH	Chinese Yuan Renminbi	PHP	Philippine Peso
COP	Colombian Peso	PLN	Polish Zloty
CZK	Czech Republic Koruna	RON	Romanian New Leu
DKK	Danish Krone	RUB	Russian Ruble
EUR	Euro	SEK	Swedish Krona
GBP	Pound Sterling	SGD	Singapore Dollar
HKD	Hong Kong Dollar	THB	Thai Baht
HUF	Hungarian Forint	TRY	Turkish Lira
IDR	Indonesian Rupiah	TWD	Taiwan New Dollar
ILS	Israeli New Shekels	USD	U.S. Dollar
INR	Indian Rupee	ZAR	South Africa Rand

Derivatives abbreviations

BBA	The British Bankers' Association	LIBOR	London Interbank Offered Rate
BUBOR	Budapest Interbank Offered Rate	MIFOR	Mumbai Interbank Forward Offer Rate
CDI	Brazil Interbank Deposit Rate	PRBO	Czech National Bank

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       111

Derivatives abbreviations (continued)

HIBOR	Hong Kong Interbank Offered Rate	PRIBOR	Prague Interbank Offered Rate
HKAB	Hong Kong Association of Banks

At 8-31-17, the aggregate cost of investments for federal income tax purposes was $895,310,527. Net unrealized appreciation aggregated to $38,121,373, of which $48,606,523 related to gross unrealized appreciation and $10,485,150 related to gross unrealized depreciation.

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       112

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS.

(a)

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds - Nominating and Governance Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a)

EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such disclosure controls and procedures include controls and procedures designed to ensure that such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

Within 90 days prior to the filing date of this Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures relating to information required to be disclosed on Form N-CSR. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are operating effectively to ensure that:

(i) information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission, and

(ii) information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b) CHANGE IN REGISTRANT’S INTERNAL CONTROL: Not applicable.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Nominating and Governance Committee Charter"

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOHN HANCOCK FUNDS II

/s/ Andrew Arnott
Andrew Arnott
President
Date: October 30, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Andrew Arnott
Andrew Arnott
President
Date: October 30, 2017

/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer
Date: October 30, 2017